UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

PATRICIA LOUIE, ESQ.

Executive Vice President and General Counsel

AXA Equitable Funds Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

CLIFFORD J. ALEXANDER, ESQ.

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 - December 31, 2014

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2014

EQ Advisors Trust Annual Report

December 31, 2014

Overview

2014 Market Overview

Economy

In 2014, unemployment in the U.S. fell as a result of what experts describe as the best hiring stretch since the late 1990s. In addition, the Federal Reserve appeared to signal its belief in the economy’s ability to grow without assistance by concluding its bond purchasing program known as Quantitative Easing (QE), in October 2014. Although investors seem to expect the Fed to raise interest rates sometime in 2015, overall monetary policy remains accommodative. In this environment, manufacturing indicators rose, and unemployment fell from 6.7% at the beginning of the year to 5.6% in December, bolstering consumer confidence and increasing the market’s expectations for a 2015 rate hike.

In the currency markets, investors pointed to relatively better growth levels in the U.S. as a critical support for the dollar, a trend that picked up as the year progressed. Currency volatility remained high as monetary policies worldwide diverged, and emerging market currencies were particularly volatile as lower oil prices weighed on the finances of large exporters.

Market watchers found that global economic growth continued at a slow and uneven pace. The euro-area economy remained stuck in slow or negative growth mode. Participants widely anticipated the European Central Bank to launch a quantitative easing program in early 2015 in an effort to prevent deflation and reignite growth. In Japan, GDP had risen by only 0.3% over the six quarters since the Bank of Japan’s aggressive stimulus program began in April 2013.

In the fourth quarter, a plunge in oil prices appeared to rattle the credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan.

Fixed Income

Bond markets turned more volatile in 2014, apparently in reaction to growth trends and monetary policies in the world’s biggest economies heading in different directions.

The U.S. Treasury yield curve flattened and the 10-year U.S. Treasury yield ended 2014 roughly 0.86% below where it began the year. The market appeared to assign higher risk to U.S. corporate bonds, as the yield spread (or difference) between corporate and government bonds widened domestically, but narrowed slightly in Europe; globally, most credit sectors underperformed developed-market government debt.

The high yield market posted its sixth consecutive positive, although modest, annual return for full year 2014. Returns were stronger in the first half of the year, followed by negative total returns in the third quarter and fourth quarter. Experts believe that returns in the high yield market were largely impacted by the sharp drop in oil prices in the second half of 2014, as the energy sector, a large proportion of the high-yield market, sharply underperformed the broader market. There were record outflows from high-yield funds in 2014 but new issuance was steady, and defaults would have been historically low, excluding the failure of two long-distressed issuers.

U.S. Equity

For domestic equity investors, the phrase “There’s No Place Like Home” proved to be an accurate summary of market activity in 2014. The U.S. economy was among the few globally that appeared to produce clear, self-sustaining growth. This positive economic data, coupled with strong corporate earnings combined to produce squarely positive U.S. equity returns in 2014.

Experts agree that 2014 was a difficult year for stockpickers. While U.S. stocks outperformed the vast majority of both developed and emerging markets last year, market volatility was a near constant in 2014. Beginning in the first quarter, a series of geopolitical and macro-economic issues appeared to weigh on investor risk tolerances. Concern over the ultimate path of U.S. monetary policy under a new Federal Reserve chair seemed to add to the malaise. Given this heightened uncertainty, it appears that equity investors sought out the perceived safety of larger-capitalization stocks with lower relative valuations and higher dividend yields. Conversely, higher growth stocks with premium valuations were, at times, sold indiscriminately of their underlying fundamentals. Specifically during a six-week period that stretched through the end of April, experts agree that the market had absolutely no appetite for higher growth, higher valuation equities.

Despite a difficult start to the year, small- and mid-cap stocks finished 2014 on a positive note to close the year with small gains. Investors appeared to react to an unexpected decline in bond yields by seeking income in higher-yielding equities. This development helped the utility sector to lead all others in the small/mid-cap space. In contrast, the energy sector posted the worst results as oil prices plunged by nearly 50% in the second half of 2014.

International Equity

Market strategists agree that it was an unpleasant start to the year for international equity investors. Volatility ticked up amid what appeared to be heightened risks in emerging markets, slowing growth in China and softer economic data in the United States, while investors braced for the impact of the U.S. Federal Reserve scaling back on its stimulus program. Equity markets around the world declined sharply in January, but the sell-off was short-lived and international equities rebounded in February, particularly in Europe.

Nonetheless, high valuations and uncertainty around global central bank policies apparently left equities particularly vulnerable to bad news. Consequently, geopolitical risks took a toll on international equity prices as tensions between Russia and Ukraine mounted and the fragmentation of Iraq led to escalating violence and a spike in oil prices during the summer. A ground war in Gaza, the downing of a civilian airliner over Ukraine, and Scotland’s flirtation with independence from the United Kingdom all seemed to add to global headwinds, causing many investors to retreat from riskier assets.

In the latter part of the year, most European developed economies again struggled with sluggish activity and experts agree that equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. The continuation of the Russia-Ukraine conflict and a Russian currency crisis, as well as Greece’s failure to successfully elect a new president, also apparently drove volatility higher. In the eurozone, market watchers appeared to find inflation dangerously low. Another round of policy easing from the ECB appeared to give international equities a much-needed boost, but the significant depreciation of the euro and other currencies versus the U.S. dollar resulted in falling stock prices for U.S.–based investors.

Similarly, Asian developed market equities performed well in local currency terms, but generated negative results on a U.S. dollar basis. Market strategists agree that, as the Japanese economy struggled to get on its legs, the nation’s equity market benefited from central bank stimulus and positive sentiment toward structural reform. Strong corporate earnings results also appeared to have pushed Japanese stocks higher, as did a surge of domestic inflows due to the reallocation of Japan’s Government Pension Investment Fund. However, a weakening yen versus a strengthening U.S. dollar resulted in Japanese equities having the largest negative effect on the performance of international stocks.

In the latter months of 2014, the divergence in global central bank policies became a major theme in equity markets and the strong appreciation in the U.S. dollar pressured commodity prices. Oil prices in particular plunged as a global supply-and-demand imbalance materialized. While lower prices were harmful to economies that rely heavily on oil exports, most developed markets derived a boost in consumer spending, a positive for equity markets.

Source: AXA Equitable Funds Management Group, LLC. As of 12/31/2014.

This information is provided for general information only and is not intended to provide specific advice or recommendations for any individual investor.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. No investment is risk-free. International securities carry additional risks including currency exchange fluctuation and different government regulations, economic conditions or accounting standards. Smaller company stocks involve a greater risk than is customarily associated with more established companies. Bond investments are subject to interest rate risk so that when interest rates rise, the prices of bonds can decrease and the investor can lose principal value. High yield bonds are subject to a high degree of credit and market risk. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

AXA Equitable Life Insurance Company (New York, NY). Distributors: AXA Advisors, LLC and AXA Distributors, LLC.

AXA Equitable Funds Management Group, LLC is a wholly owned subsidiary of AXA Equitable Life Insurance Company.

AXA Equitable Life Insurance Company, AXA Advisors and AXA Distributors are affiliated companies.

GE-101091(2/15) (Exp. 2/17)

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contractholder can invest directly in the EQ Advisors Trust Portfolios. Changes in policy values depend not only on the investment performance of the EQ Advisors Trust Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the EQ Advisors Trust Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2004, through December 31, 2014. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively-managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Barclays U.S. Intermediate Government Bond Index (“BIG”)

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Barclays U.S. Intermediate Government/Credit Bond Index (“BIG/C”)

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Barclays World Government Inflation-linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and euro-zone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

BofA Merrill Lynch 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“BofAML 3 mos T-Bill”)

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

BofA Merrill Lynch All U.S. Convertibles Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

BofA Merrill Lynch Global Broad Market Index

An unmanaged index that tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities.

BofA Merrill Lynch High Yield Master II Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

Calvert Social Index®

An index which measures the performance of those companies that meet the sustainable and socially responsible investment criteria and that are selected from the universe of approximately the 1,000 largest U.S. companies, based on total market capitalization, included in the Dow Jones Total Market Index. The Index is reviewed quarterly to adjust for sustainable and socially responsible investment criteria and other factors.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Dow Jones Moderate Portfolio Index

An index which is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.

Dow Jones Total Market Index

An index which represents the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks.

NOTES ON PERFORMANCE (Unaudited)

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500 Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (USD) (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23 emerging markets (as of June 2, 2014). The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex USA Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets (as of June 2, 2014), and has growth style characteristics.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Div) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2, 2014, the index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey* and United Arab Emirates. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) World (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2, 2014, the index consists of 23 developed market country indexes.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Russell 1000® Index (“Russell 1000”)

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000. It is market-capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price to book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index (“Russell 2000”)

An index which is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Index (“Russell 2500”)

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000.

Russell 2500TM Growth Index

An index which measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500TM Value Index

An index which measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

NOTES ON PERFORMANCE (Unaudited)

Russell 3000® Index (“Russell 3000”)

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index (“Russell 3000 Growth”)

An index which measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market . It is market-capitalization weighted.

Russell Midcap® Index (“Russell Midcap”)

An index which measures the performance of approximately 800 of the smallest companies in the Russell 1000, which represents about 31% of the total market capitalization of the Russell 1000.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Standard & Poor’s 500 Composite Stock Index (“Standard & Poor’s 500 Index or S&P 500 Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Australian Security Exchange 200 Index (“S&P/ASX 200”)

An index which is recognized as the primary investable benchmark in Australia. The index represents the 200 largest and most liquid publicly listed companies in Australia and represents approximately 78% of the Australian equity market capitalization.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index or S&P 400 Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

S&P Long-Only Merger Arbitrage Index (“S&P LOMA Index”)

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

Volatility Managed Index — Global Blend (“VMI — Global Blend”)

Volatility Managed Index — Global Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index —International.

Volatility Managed Index — Global Proxy Blend (“VMI — Global Proxy Blend”)

Volatility Managed Index — Global Proxy Blend is a blend of the Volatility Managed Index — Large Cap Core and the Volatility Managed Index —International Proxy.

Volatility Managed Index — International (“VMI — International or VMI — Intl”)

Volatility Managed Index — International applies a formula to the MSCI EAFE® Index adjusting the equity exposure of the MSCI EAFE® Index when certain volatility levels are reached.

Volatility Managed Index — International II (“VMI — International II or VMI — Intl II”)

Volatility Managed Index — International II applies a formula to the MSCI EAFE Index adjusting the equity exposure of the MSCI EAFE Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — International described above, which generally would result in lower volatility.

Volatility Managed Index — International Proxy (“VMI — International Proxy”)

Volatility Managed Index — International Proxy applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — International Proxy II (“VMI — International Proxy II”)

Volatility Managed Index — International Proxy II applies a formula to a blend of 40% EuroSTOXX 50, 25% FTSE 100, 25% TOPIX, and 10% S&P/ASX 200 (“International Proxy”) adjusting the equity exposure of the International Proxy when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core (“VMI — LCC”)

Volatility Managed Index — Large Cap Core applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Large Cap Core II (“VMI — LCC II”)

Volatility Managed Index — Large Cap Core II applies a formula to the S&P 500 Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — LCC described above, which generally would result in lower volatility.

Volatility Managed Index — Large Cap Growth (“VMI — LCG”)

Volatility Managed Index — Large Cap Growth applies a formula to a blend of the S&P 500 Index and the Russell 1000® Growth Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

NOTES ON PERFORMANCE (Unaudited)

Volatility Managed Index — Large Cap Value (“VMI — LCV”)

Volatility Managed Index — Large Cap Value applies a formula to a blend of the S&P 500 Index and the Russell 1000® Value Index adjusting the equity exposure of the S&P 500 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core (“VMI — MCC”)

Volatility Managed Index — Mid Cap Core applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Mid Cap Core II (“VMI — MCC II”)

Volatility Managed Index — Mid Cap Core II applies a formula to the S&P 400 Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — MCC described above, which generally would result in lower volatility.

Volatility Managed Index — Mid Cap Value (“VMI — MCV”)

Volatility Managed Index — Mid Cap Value applies a formula to a blend of the S&P 400 Index and the Russell Midcap® Value Index adjusting the equity exposure of the S&P 400 Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core (“VMI — SCC”)

Volatility Managed Index — Small Cap Core applies a formula to the Russell 2000® Index adjusting the equity exposure of the Russell 2000® Index when certain volatility levels are reached.

Volatility Managed Index — Small Cap Core II (“VMI — SCC II”)

Volatility Managed Index — Small Cap Core II applies a formula to the Russell 2000 adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached. The adjustments to the equity exposure under the formula for this index generally are more significant than those under the VMI — SCC described above, which generally would result in lower volatility.

Volatility Managed Index — Small Cap Value (“VMI — SCV”)

Volatility Managed Index — Small Cap Value applies a formula to a blend of the Russell 2000 and the Russell 2500TM Value Index adjusting the equity exposure of the Russell 2000 when certain volatility levels are reached.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.46%	7.10%
Portfolio – Class K Shares*	2.72	7.37
S&P 500 Index	13.69	20.07
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	1.34
16% S&P 500 Index/40% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/8% S&P 400 Index/6% Russell 2000® Index/5% FTSE NAREIT All Equity REITs Index/10% BofA Merrill Lynch 3-Month U.S. T-Bill Index	5.11	8.77
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.46% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 16% S&P 500 Index/40% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE Index/8% S&P 400 Index/6% Russell 2000® Index/5% FTSE NAREIT All Equity REITs Index/10% BofA Merrill Lynch 3-Month U.S. T-Bill Index, which returned 13.69%, 3.13% and 5.11%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s fixed-income allocation consisted of investment grade bonds (27.3%), international bonds (7.7%), and high-yield bonds (4.6%).

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (5.6%), large cap value stocks (7.9%), mid cap stocks (10.7%), small cap stocks (7.1%) and international stocks (14.4%).

•

As of 12/31/2014, the Portfolio also had 3.2% in real estate and 11.2% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2014, the Portfolio’s U.S. equity and real estate holdings contributed positive returns. Detractors to returns included international stocks, as well as natural resources and energy, which provided a considerable drag on returns. The Portfolio underperformed a pure basket of large-cap U.S. stocks, as represented by its primary equity benchmark, and slightly underperformed the returns of U.S. high-quality bonds, as represented by its bond benchmark. The Portfolio underperformed its blended composite benchmark, largely due to its natural resources and metals allocation.

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Global Bond PLUS Portfolio	16.1%
EQ/MFS International Growth Portfolio	6.4
EQ/PIMCO Global Real Return Portfolio	6.4
EQ/BlackRock Basic Value Equity Portfolio	6.2
EQ/AllianceBernstein Small Cap Growth Portfolio	6.2
EQ/Boston Advisors Equity Income Portfolio	5.6
EQ/T. Rowe Price Growth Stock Portfolio	5.5
EQ/GAMCO Small Company Value Portfolio	5.3
EQ/Invesco Comstock Portfolio	5.0
EQ/High Yield Bond Portfolio	4.6
EQ/PIMCO Ultra Short Bond Portfolio	4.5
EQ/GAMCO Mergers and Acquisitions Portfolio	3.3
EQ/Real Estate PLUS Portfolio	3.2
PowerShares DB Gold Fund	2.9
iShares® JP Morgan USD Emerging Markets Bond ETF	2.9
EQ/Natural Resources PLUS Portfolio	2.8
EQ/International Equity Index Portfolio	2.5
EQ/Intermediate Government Bond Portfolio	2.3
Multimanager Core Bond Portfolio	2.1
EQ/Emerging Markets Equity PLUS Portfolio	1.4
iShares® MSCI EAFE Small-Cap ETF	1.2
iShares® International Developed Property ETF	0.7
iShares® U.S. Oil & Gas Exploration & Production ETF	0.6
iShares® Gold Trust	0.5
PowerShares DB Silver Fund	0.5
SPDR® S&P Emerging Markets SmallCap ETF	0.4
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.3
iShares® China Large-Cap ETF	0.2
SPDR® S&P Emerging Asia Pacific ETF	0.2
iShares® MSCI Global Gold Miners ETF	0.1
iShares® Silver Trust	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$976.96	$3.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	977.74	1.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	51,814	$1,034,015
EQ/BlackRock Basic Value Equity Portfolio‡	48,134	1,035,486
EQ/Boston Advisors Equity Income Portfolio‡	140,219	923,727
EQ/Emerging Markets Equity PLUS Portfolio‡	25,991	235,319
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	42,096	546,922
EQ/GAMCO Small Company Value Portfolio‡	15,945	886,278
EQ/Global Bond PLUS Portfolio‡	288,940	2,670,894
EQ/High Yield Bond Portfolio‡	77,816	767,797
EQ/Intermediate Government Bond Portfolio‡	36,738	378,681
EQ/International Equity Index Portfolio‡	47,688	420,653
EQ/Invesco Comstock Portfolio‡	55,637	835,581
EQ/MFS International Growth Portfolio‡	160,688	1,068,894
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	2,627	47,212
EQ/Natural Resources PLUS Portfolio‡	52,568	461,167
EQ/PIMCO Global Real Return Portfolio‡	110,353	1,067,094
EQ/PIMCO Ultra Short Bond Portfolio‡	75,466	743,205
EQ/Real Estate PLUS Portfolio‡	51,587	539,448
EQ/T. Rowe Price Growth Stock Portfolio*‡	25,073	917,596

iShares® China Large-Cap ETF	975	$40,580
iShares® Gold Trust*	7,720	88,317
iShares® International Developed Property ETF	3,120	113,038
iShares® JP Morgan USD Emerging Markets Bond ETF	4,330	475,044
iShares® MSCI EAFE Small-Cap ETF	4,160	194,314
iShares® MSCI Global Gold Miners ETF	2,750	20,488
iShares® Silver Trust*	1,010	15,211
iShares® U.S. Oil & Gas Exploration & Production ETF	1,420	101,445
Multimanager Core Bond Portfolio‡	34,318	340,253
PowerShares DB Gold Fund*	12,210	477,776
PowerShares DB Silver Fund*	3,090	78,087
SPDR® S&P Emerging Asia Pacific ETF	420	35,032
SPDR® S&P Emerging Markets SmallCap ETF	1,365	60,524

Total Investments (98.6%) (Cost $16,886,213)		16,620,078
Other Assets Less Liabilities (1.4%)		231,751

Net Assets (100%)		$16,851,829

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$189,242	$82,665	$256,593	$—	$—	$19,222
EQ/AllianceBernstein Small Cap Growth Portfolio	327,522	821,978	51,319	1,034,015	3,052	102,539
EQ/BlackRock Basic Value Equity Portfolio	402,496	724,888	149,230	1,035,486	12,938	895
EQ/Boston Advisors Equity Income Portfolio	361,094	738,464	144,684	923,727	15,858	80,395
EQ/Core Bond Index Portfolio	18,963	4,284	23,634	—	—	160
EQ/Emerging Markets Equity PLUS Portfolio	94,124	163,088	11,206	235,319	1,851	649
EQ/GAMCO Mergers and Acquisitions Portfolio	162,491	423,065	25,787	546,922	—	20,847
EQ/GAMCO Small Company Value Portfolio	288,674	641,591	43,899	886,278	4,387	26,959
EQ/Global Bond PLUS Portfolio	739,526	2,134,702	138,741	2,670,894	24,283	30,910
EQ/High Yield Bond Portfolio	283,522	583,132	68,884	767,797	31,492	314
EQ/Intermediate Government Bond Portfolio	189,386	254,336	67,034	378,681	2,426	410
EQ/International Equity Index Portfolio	—	521,712	57,367	420,653	14,380	650

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
EQ/Invesco Comstock Portfolio	$26,571	$819,780	$42,302	$835,581	$13,084	$18
EQ/MFS International Growth Portfolio	355,705	865,123	55,099	1,068,894	12,882	41,414
EQ/Morgan Stanley Mid Cap Growth Portfolio	20,450	34,028	1,917	47,212	—	5,481
EQ/Natural Resources PLUS Portfolio	215,587	412,524	92,567	461,167	7,719	7,366
EQ/PIMCO Global Real Return Portfolio	334,341	816,836	81,529	1,067,094	50,076	(34)
EQ/PIMCO Ultra Short Bond Portfolio	210,810	576,965	39,735	743,205	4,535	2
EQ/Real Estate PLUS Portfolio	174,886	399,047	46,777	539,448	31,141	5,698
EQ/T. Rowe Price Growth Stock Portfolio	481,908	676,161	293,902	917,596	—	6,037
Multimanager Core Bond Portfolio	232,013	178,081	70,269	340,253	7,507	3,772

	$5,109,311	$11,872,450	$1,762,475	$14,920,222	$237,611	$353,704

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/International Core PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$1,699,856	$—	$—	$1,699,856
Investment Companies	—	14,920,222	—	14,920,222

Total Assets	$1,699,856	$14,920,222	$—	$16,620,078

Total Liabilities	$—	$—	$—	$—

Total	$1,699,856	$14,920,222	$—	$16,620,078

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,088,052
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,792,938

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$306,491
Aggregate gross unrealized depreciation	(573,166)

Net unrealized depreciation	$(266,675)

Federal income tax cost of investments	$16,886,753

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $15,063,030)	$14,920,222
Unaffiliated Issuers (Cost $1,823,183)	1,699,856
Cash	307,730
Receivable from Separate Accounts for Trust shares sold	39,090
Receivable from investment manager	10,463
Dividends, interest and other receivables	1,635
Other assets	40

Total assets	16,979,036

LIABILITIES
Payable for securities purchased	106,438
Distribution fees payable – Class IB	3,141
Payable to Separate Accounts for Trust shares redeemed	347
Trustees’ fees payable	26
Accrued expenses	17,255

Total liabilities	127,207

NET ASSETS	$16,851,829

Net assets were comprised of:
Paid in capital	$16,873,060
Accumulated undistributed net investment income (loss)	4,211
Accumulated undistributed net realized gain (loss) on investments	240,693
Net unrealized appreciation (depreciation) on investments	(266,135)

Net assets	$16,851,829

Class IB
Net asset value, offering and redemption price per share, $15,490,188 / 1,399,295 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.07

Class K
Net asset value, offering and redemption price per share, $1,361,641 / 122,996 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($237,611 of dividend income received from affiliates)	$264,272
Interest	157

Total income	264,429

EXPENSES
Custodian fees	122,001
Administrative fees	41,717
Professional fees	35,656
Distribution fees – Class IB	23,935
Investment management fees	11,053
Printing and mailing expenses	3,764
Trustees’ fees	237
Miscellaneous	1,284

Gross expenses	239,647
Less: Waiver from investment manager	(52,770)
Reimbursement from investment manager	(125,904)

Net expenses	60,973

NET INVESTMENT INCOME (LOSS)	203,456

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	30,463
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	323,241

Net realized gain (loss)	353,704

Net change in unrealized appreciation (depreciation) on investments ($(299,064) of change in unrealized appreciation (depreciation) from affiliates)	(389,818)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(36,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$167,342

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$203,456	$50,808
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	353,704	128,498
Net change in unrealized appreciation (depreciation) on investments	(389,818)	115,884

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	167,342	295,190

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(246,314)	(52,619)
Class K	(28,135)	(22,612)

	(274,449)	(75,231)

Distributions from net realized capital gains
Class IB	(111,573)	(28,340)
Class K	(12,889)	(10,574)

	(124,462)	(38,914)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(398,911)	(114,145)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,090,630 and 479,450 shares, respectively ]	12,325,213	5,178,347
Capital shares issued in reinvestment of dividends and distributions [ 31,966 and 7,367 shares, respectively ]	357,887	80,959
Capital shares repurchased [ (118,896) and (116,537) shares, respectively ]	(1,346,973)	(1,233,447)

Total Class IB transactions	11,336,127	4,025,859

Class K
Capital shares sold [ 15,541 and 80,211 shares, respectively ]	175,242	862,261
Capital shares issued in reinvestment of dividends and distributions [ 3,659 and 3,020 shares, respectively ]	41,024	33,186
Capital shares repurchased [ (27,936) and (10,728) shares, respectively ]	(313,725)	(118,324)

Total Class K transactions	(97,459)	777,123

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,238,668	4,802,982

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,007,099	4,984,027
NET ASSETS:
Beginning of year	5,844,730	860,703

End of year (a)	$16,851,829	$5,844,730

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,211	$580

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET MODERATE GROWTH-ALT 15 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class IB	2014	2013
Net asset value, beginning of period	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22	0.24	0.11
Net realized and unrealized gain (loss) on investments	0.06 †	0.90	0.20

Total from investment operations	0.28	1.14	0.31

Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.13)
Distributions from net realized gains	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.29)	(0.24)	(0.13)

Net asset value, end of period	$11.07	$11.08	$10.18

Total return (b)	2.46%	11.18%	3.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,490	$4,385	$258
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	2.18%	6.50%	31.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.91%	2.17%	3.14	%(l)
Before waivers and reimbursements (a)(f)(x)	0.32%	(3.98)%	(28.05	)%(l)
Portfolio turnover rate (z)^	16%	65%	4%

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class K	2014	2013
Net asset value, beginning of period	$11.08	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.15 †	1.00	0.15

Total from investment operations	0.31	1.17	0.32

Less distributions:
Dividends from net investment income	(0.22)	(0.18)	(0.14)
Distributions from net realized gains	(0.10)	(0.09)	—	#

Total dividends and distributions	(0.32)	(0.27)	(0.14)

Net asset value, end of period	$11.07	$11.08	$10.18

Total return (b)	2.72%	11.46%	3.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,362	$1,460	$603
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.30%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	2.10%	6.78%	29.06%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.39%	1.54%	5.00	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.42)%	(5.14)%	(23.96	)%(l)
Portfolio turnover rate (z)^	16%	65%	4%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	2.42%	7.85%	4.50%
Portfolio – Class IB Shares	2.36	7.74	4.44
Portfolio – Class K Shares***	2.62	N/A	8.84
S&P 500 Index	13.69	15.45	7.67
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.10
25% Barclays U.S. Intermediate Government/Credit Bond Index/20% MSCI EAFE/10% S&P 400 Index/17% S&P 500 Index/8% Russell 2000® Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index	4.81	8.55	5.95

**   Date of inception 10/29/09. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflect the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/29/12.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

On September 9, 2005, the EQ/Enterprise Managed Portfolio was reorganized into the EQ/Enterprise Moderate Allocation Portfolio (now know as the EQ/All Asset Growth – Alt 20 Portfolio). Prior to September 9, 2005, the Portfolio invested directly in securities, rather than pursuing a “Fund of Funds” strategy.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.36% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 25% Barclays U.S. Intermediate Government/Credit Bond Index/20% MSCI EAFE/10% S&P 400 Index/17% S&P 500 Index/8% Russell 2000® Index/15% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index, which returned 13.69%, 3.13% and 4.81%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s fixed-income allocation consisted of investment grade bonds (17.3%), international bonds (4.6%), and high-yield bonds (2.9%).

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (7.2%), large cap value stocks (9.3%), mid cap stocks (12.7%), small cap stocks (8.1%) and international stocks (19.0%).

•

As of 12/31/2014, the Portfolio also had 5.2% in real estate and 13.6% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2014, the Portfolio’s U.S. equity holdings and real estate contributed positive returns. Detractors to returns included international stocks, as well as well as natural resources and precious metals, which provided a considerable drag on returns. The Portfolio underperformed a pure basket of large-cap U.S. stocks, as represented by its primary equity benchmark, and slightly underperformed the returns of U.S. high-quality bonds, as represented by its bond benchmark. The Portfolio underperformed its blended composite benchmark, largely due to its natural resources and metals allocation.

ALL ASSET GROWTH-ALT 20 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Global Bond PLUS Portfolio	9.3%
EQ/BlackRock Basic Value Equity Portfolio	7.6
EQ/T. Rowe Price Growth Stock Portfolio	7.5
EQ/MFS International Growth Portfolio	7.5
EQ/GAMCO Small Company Value Portfolio	6.5
EQ/AllianceBernstein Small Cap Growth Portfolio	6.4
EQ/Boston Advisors Equity Income Portfolio	6.4
EQ/Invesco Comstock Portfolio	5.6
EQ/Real Estate PLUS Portfolio	4.3
iShares® Gold Trust	4.2
EQ/PIMCO Global Real Return Portfolio	4.1
EQ/GAMCO Mergers and Acquisitions Portfolio	4.1
EQ/International Equity Index Portfolio	3.8
EQ/Natural Resources PLUS Portfolio	3.1
EQ/High Yield Bond Portfolio	2.9
EQ/Emerging Markets Equity PLUS Portfolio	2.9
EQ/PIMCO Ultra Short Bond Portfolio	2.8
iShares® JP Morgan USD Emerging Markets Bond ETF	1.8
Multimanager Core Bond Portfolio	1.7
iShares® MSCI EAFE Small-Cap ETF	1.4
iShares® U.S. Oil & Gas Exploration & Production ETF	1.2
EQ/Intermediate Government Bond Portfolio	1.2
iShares® International Developed Property ETF	0.9
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.6
iShares® Silver Trust	0.5
SPDR® S&P Emerging Markets SmallCap ETF	0.5
PowerShares DB Silver Fund	0.4
iShares® China Large-Cap ETF	0.3
PowerShares DB Gold Fund	0.3
SPDR® S&P Emerging Asia Pacific ETF	0.1
iShares® MSCI Global Gold Miners ETF	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$972.09	$2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.93
Class IB
Actual	1,000.00	971.68	2.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.93
Class K
Actual	1,000.00	973.47	1.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.57	1.65

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.57%, 0.57% and 0.32%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	928,960	$18,538,600
EQ/BlackRock Basic Value Equity Portfolio‡	1,027,466	22,103,535
EQ/Boston Advisors Equity Income Portfolio‡	2,803,069	18,465,931
EQ/Emerging Markets Equity PLUS Portfolio‡	917,678	8,308,378
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	906,890	11,782,469
EQ/GAMCO Small Company Value Portfolio‡	340,068	18,901,739
EQ/Global Bond PLUS Portfolio‡	2,895,537	26,765,675
EQ/High Yield Bond Portfolio‡	854,856	8,434,714
EQ/Intermediate Government Bond Portfolio‡	344,499	3,550,930
EQ/International Equity Index Portfolio‡	1,235,241	10,896,057
EQ/Invesco Comstock Portfolio‡	1,070,507	16,077,236
EQ/MFS International Growth Portfolio‡	3,240,811	21,557,842
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	93,881	1,687,418
EQ/Natural Resources PLUS Portfolio‡	1,023,207	8,976,290
EQ/PIMCO Global Real Return Portfolio‡	1,230,053	11,894,356
EQ/PIMCO Ultra Short Bond Portfolio‡	821,577	8,091,084
EQ/Real Estate PLUS Portfolio‡	1,192,755	12,472,641
EQ/T. Rowe Price Growth Stock Portfolio*‡	589,615	21,577,834

iShares® China Large-Cap ETF	21,700	$903,154
iShares® Gold Trust*	1,069,600	12,236,224
iShares® International Developed Property ETF	71,000	2,572,330
iShares® JP Morgan USD Emerging Markets Bond ETF	48,560	5,327,518
iShares® MSCI EAFE Small-Cap ETF	88,800	4,147,848
iShares® MSCI Global Gold Miners ETF	19,500	145,275
iShares® Silver Trust*	95,350	1,435,971
iShares® U.S. Oil & Gas Exploration & Production ETF	49,820	3,559,141
Multimanager Core Bond Portfolio‡	483,489	4,793,660
PowerShares DB Gold Fund*	19,000	743,470
PowerShares DB Silver Fund*‡	49,100	1,240,806
SPDR® S&P Emerging Asia Pacific ETF	4,100	341,981
SPDR® S&P Emerging Markets SmallCap ETF	31,900	1,414,446

Total Investments (99.5%) (Cost $256,630,298)		288,944,553
Other Assets Less Liabilities (0.5%)		1,407,706

Net Assets (100%)		$290,352,259

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares except PowerShares DB Silver Fund.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$12,199,785	$71,192	$16,963,867	$—	$—	$(4,573,560)
EQ/AllianceBernstein Small Cap Growth Portfolio	18,835,517	2,357,426	1,333,589	18,538,600	56,536	1,952,118
EQ/BlackRock Basic Value Equity Portfolio	26,657,872	657,550	6,466,564	22,103,535	284,911	925,473
EQ/Boston Advisors Equity Income Portfolio	20,069,896	2,373,240	3,618,099	18,465,931	327,025	1,744,213
EQ/Core Bond Index Portfolio	846,071	994	827,252	—	—	40,717
EQ/Emerging Markets Equity PLUS Portfolio	7,844,689	1,332,924	525,112	8,308,378	67,396	21,243
EQ/GAMCO Mergers and Acquisitions Portfolio	12,109,055	677,419	749,250	11,782,469	—	477,843
EQ/GAMCO Small Company Value Portfolio	19,709,372	1,067,010	1,495,245	18,901,739	96,664	896,653
EQ/Global Bond PLUS Portfolio	24,478,392	4,584,418	1,921,269	26,765,675	251,830	349,956
EQ/High Yield Bond Portfolio	8,985,160	527,263	889,421	8,434,714	357,571	29,653
EQ/Intermediate Government Bond Portfolio	5,681,378	101,104	2,281,602	3,550,930	23,413	8,879
EQ/International Equity Index Portfolio	—	12,632,123	517,259	10,896,057	385,344	(3,100)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
EQ/Invesco Comstock Portfolio	$2,125,631	$14,046,736	$970,802	$16,077,236	$260,592	$8,245
EQ/MFS International Growth Portfolio	23,533,229	1,912,948	1,581,608	21,557,842	268,986	964,234
EQ/Morgan Stanley Mid Cap Growth Portfolio	1,737,060	219,361	54,359	1,687,418	—	206,908
EQ/Natural Resources PLUS Portfolio	11,203,964	2,109,383	2,936,946	8,976,290	155,781	431,294
EQ/PIMCO Global Real Return Portfolio	11,993,429	1,551,682	2,017,266	11,894,356	576,844	10,548
EQ/PIMCO Ultra Short Bond Portfolio	8,168,521	573,674	612,444	8,091,084	51,966	(301)
EQ/Real Estate PLUS Portfolio	12,835,918	1,092,185	2,477,336	12,472,641	742,700	298,473
EQ/T. Rowe Price Growth Stock Portfolio	23,691,854	4,077,608	6,379,054	21,577,834	—	1,548,464
Multimanager Core Bond Portfolio	7,693,794	251,103	3,270,813	4,793,660	138,123	(379)
PowerShares DB Silver Fund*	—	1,323,151	—	1,240,806	—	—

	$260,400,587	$53,540,494	$57,889,157	$256,117,195	$4,045,682	$5,337,574

*	Became an affiliate during the year.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/International Core PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$34,068,164	$—	$—	$34,068,164
Investment Companies	—	254,876,389	—	254,876,389

Total Assets	$34,068,164	$254,876,389	$—	$288,944,553

Total Liabilities	$—	$—	$—	$—

Total	$34,068,164	$254,876,389	$—	$288,944,553

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$54,587,340
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$59,040,818

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,979,201
Aggregate gross unrealized depreciation	(5,595,675)

Net unrealized appreciation	$32,383,526

Federal income tax cost of investments	$256,561,027

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $228,495,342)	$256,117,195
Unaffiliated Issuers (Cost $28,134,956)	32,827,358
Cash	1,582,404
Receivable from Separate Accounts for Trust shares sold	227,731
Dividends, interest and other receivables	32,887
Receivable for securities sold	4,302
Other assets	548

Total assets	290,792,425

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	274,956
Distribution fees payable – Class IB	58,833
Administrative fees payable	36,986
Investment management fees payable	24,657
Distribution fees payable – Class IA	2,618
Trustees’ fees payable	561
Accrued expenses	41,555

Total liabilities	440,166

NET ASSETS	$290,352,259

Net assets were comprised of:
Paid in capital	$350,988,932
Accumulated undistributed net investment income (loss)	276,458
Accumulated undistributed net realized gain (loss) on investments	(93,227,386)
Net unrealized appreciation (depreciation) on investments	32,314,255

Net assets	$290,352,259

Class IA
Net asset value, offering and redemption price per share, $12,545,813 / 650,125 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.30

Class IB
Net asset value, offering and redemption price per share, $276,875,421 / 14,312,660 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.34

Class K
Net asset value, offering and redemption price per share, $931,025 / 48,337 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.26

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($4,045,682 of dividend income received from affiliates)	$4,631,800
Interest	891

Total income	4,632,691

EXPENSES
Distribution fees – Class IB	710,454
Administrative fees	465,982
Investment management fees	296,242
Custodian fees	115,000
Printing and mailing expenses	39,622
Professional fees	39,555
Distribution fees – Class IA	28,204
Trustees’ fees	7,550
Miscellaneous	5,246

Gross expenses	1,707,855
Less: Waiver from investment manager	(222,411)

Net expenses	1,485,444

NET INVESTMENT INCOME (LOSS)	3,147,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($(1,148,154) of realized gain (loss) from affiliates)	(868,724)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	6,485,728

Net realized gain (loss)	5,617,004

Net change in unrealized appreciation (depreciation) on investments ($65,271 of change in unrealized appreciation (depreciation) from affiliates)	(1,711,602)

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,905,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,052,649

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,147,247	$2,538,743
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	5,617,004	23,279,839
Net change in unrealized appreciation (depreciation) on investments	(1,711,602)	11,950,067

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,052,649	37,768,649

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(178,502)	(127,429)
Class IB	(3,971,467)	(3,737,286)
Class K	(15,324)	(10,156)

	(4,165,293)	(3,874,871)

Distributions from net realized capital gains
Class IA	(289,156)	(525,256)
Class IB	(6,997,980)	(15,579,142)
Class K	(20,745)	(33,853)

	(7,307,881)	(16,138,251)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,473,174)	(20,013,122)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 210,006 and 222,801 shares, respectively ]	4,159,937	4,397,281
Capital shares issued in reinvestment of dividends and distributions [ 23,551 and 33,601 shares, respectively ]	467,658	652,685
Capital shares repurchased [ (87,113) and (90,277) shares, respectively ]	(1,734,464)	(1,782,794)

Total Class IA transactions	2,893,131	3,267,172

Class IB
Capital shares sold [ 882,450 and 938,546 shares, respectively ]	17,543,922	18,429,889
Capital shares issued in reinvestment of dividends and distributions [ 550,630 and 992,115 shares, respectively ]	10,969,447	19,316,428
Capital shares repurchased [ (1,678,320) and (1,861,705) shares, respectively ]	(33,359,266)	(36,727,174)

Total Class IB transactions	(4,845,897)	1,019,143

Class K
Capital shares sold [ 16,915 and 47,937 shares, respectively ]	335,031	942,743
Capital shares issued in reinvestment of dividends and distributions [ 1,821 and 2,270 shares, respectively ]	36,069	44,009
Capital shares repurchased [ (4,840) and (18,597) shares, respectively ]	(95,120)	(364,595)

Total Class K transactions	275,980	622,157

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,676,786)	4,908,472

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,097,311)	22,663,999
NET ASSETS:
Beginning of year	296,449,570	273,785,571

End of year (a)	$290,352,259	$296,449,570

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$276,458	$165,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.59	$18.42	$17.11	$18.46		$16.72

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24	0.21	0.25	0.36		0.51
Net realized and unrealized gain (loss) on investments	0.25	2.37	1.80	(0.96)		2.02

Total from investment operations	0.49	2.58	2.05	(0.60)		2.53

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.29)	(0.31)		(0.31)
Distributions from net realized gains	(0.50)	(1.14)	(0.45)	(0.44)		(0.48)

Total dividends and distributions	(0.78)	(1.41)	(0.74)	(0.75)		(0.79)

Net asset value, end of year	$19.30	$19.59	$18.42	$17.11		$18.46

Total return	2.42%	14.12%	11.98%	(3.23)%		15.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,546	$9,868	$6,218	$4,032		$1,739
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.51%	0.35%	0.35%	0.10%		0.10%
Before waivers and reimbursements (f)	0.58%	0.58%	0.62%	0.39%		0.35%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.21%	1.09%	1.37%	1.95%		2.89%
Before waivers and reimbursements (f)(x)	1.14%	0.86%	1.09%	1.66%		2.64%
Portfolio turnover rate^	18%	43%	43%	19%		27%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.64	$18.46	$17.15	$18.50		$16.75

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.21	0.17	0.22	0.24		0.23
Net realized and unrealized gain (loss) on investments	0.27	2.42	1.83	(0.89)		2.26

Total from investment operations	0.48	2.59	2.05	(0.65)		2.49

Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.29)	(0.26)		(0.26)
Distributions from net realized gains	(0.50)	(1.14)	(0.45)	(0.44)		(0.48)

Total dividends and distributions	(0.78)	(1.41)	(0.74)	(0.70)		(0.74)

Net asset value, end of year	$19.34	$19.64	$18.46	$17.15		$18.50

Total return	2.36%	14.15%	11.95%	(3.46)%		14.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$276,875	$285,902	$267,515	$252,504		$277,412
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50%	0.35%	0.35%	0.35%		0.35%
Before waivers and reimbursements (f)	0.58%	0.58%	0.62%	0.64	%(c)	0.60	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.06%	0.88%	1.22%	1.32%		1.34%
Before waivers and reimbursements (f)(x)	0.98%	0.65%	0.95%	1.01%		1.08%
Portfolio turnover rate^	18%	43%	43%	19%		27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET GROWTH-ALT 20 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class K	2014	2013
Net asset value, beginning of period	$19.56	$18.39	$18.34

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.31	0.38	0.39
Net realized and unrealized gain (loss) on investments	0.22	2.25	0.32

Total from investment operations	0.53	2.63	0.71

Less distributions:
Dividends from net investment income	(0.33)	(0.32)	(0.32)
Distributions from net realized gains	(0.50)	(1.14)	(0.34)

Total dividends and distributions	(0.83)	(1.46)	(0.66)

Net asset value, end of period	$19.26	$19.56	$18.39

Total return (b)	2.62%	14.43%	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$931	$674	$52
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.26%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	0.33%	0.33%	0.44%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.56%	1.89%	6.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.49%	1.66%	5.83	%(l)
Portfolio turnover rate^	18%	43%	43%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.36%	10.33%
Portfolio – Class K Shares*	2.53	10.57
S&P 500 Index	13.69	20.07
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	1.34
10% Barclays U.S. Intermediate Government/Credit Bond Index/22% MSCI EAFE/12% S&P 400 Index/22% S&P 500 Index/9% Russell 2000® Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index	5.15	11.78
* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.36% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 10% Barclays U.S. Intermediate Government/Credit Bond Index/22% MSCI EAFE/12% S&P 400 Index/22% S&P 500 Index/9% Russell 2000® Index/20% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/5% FTSE NAREIT All Equity REITs Index, which returned 13.69%, 3.13% and 5.15%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s fixed-income allocation consisted of investment grade bonds (6.8%), international bonds (1.5%), and high-yield bonds (1.2%).

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (8.7%), large cap value stocks (11.0%), mid cap stocks (15.5%), small cap stocks (9.6%) and international stocks (21.4%).

•

As of 12/31/2014, the Portfolio also had 6.2% in real estate and 18.1% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2014, the Portfolio’s U.S. equity holdings and real estate contributed positive returns. Detractors to returns included international stocks, as well as natural resources and precious metals, which provided a considerable drag on returns. The Portfolio underperformed a pure basket of large-cap U.S. stocks, as represented by its primary equity benchmark, and slightly underperformed the returns of U.S. high-quality bonds, as represented by its bond benchmark. The Portfolio underperformed its blended composite benchmark, largely due to its natural resources and metals allocation.

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/T. Rowe Price Growth Stock Portfolio	9.1%
EQ/AllianceBernstein Small Cap Growth Portfolio	9.1
EQ/BlackRock Basic Value Equity Portfolio	8.7
EQ/MFS International Growth Portfolio	8.6
EQ/Boston Advisors Equity Income Portfolio	7.6
EQ/Invesco Comstock Portfolio	6.9
EQ/GAMCO Small Company Value Portfolio	6.6
PowerShares DB Gold Fund	6.1
EQ/Real Estate PLUS Portfolio	5.1
EQ/GAMCO Mergers and Acquisitions Portfolio	4.7
EQ/Natural Resources PLUS Portfolio	4.7
EQ/International Equity Index Portfolio	3.7
EQ/Emerging Markets Equity PLUS Portfolio	3.1
EQ/Global Bond PLUS Portfolio	2.6
iShares® MSCI EAFE Small-Cap ETF	1.9
EQ/PIMCO Global Real Return Portfolio	1.7
EQ/High Yield Bond Portfolio	1.2
iShares® U.S. Oil & Gas Exploration & Production ETF	1.2
iShares® International Developed Property ETF	1.1
EQ/Intermediate Government Bond Portfolio	1.1
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.8
iShares® JP Morgan USD Emerging Markets Bond ETF	0.7
PowerShares DB Silver Fund	0.7
SPDR® S&P Emerging Markets SmallCap ETF	0.6
Multimanager Core Bond Portfolio	0.5
iShares® Gold Trust	0.5
EQ/PIMCO Ultra Short Bond Portfolio	0.5
SPDR® S&P Emerging Asia Pacific ETF	0.3
iShares® MSCI Global Gold Miners ETF	0.3
iShares® China Large-Cap ETF	0.2
iShares® Silver Trust	0.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$969.06	$3.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	969.91	1.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	78,964	$1,575,830
EQ/BlackRock Basic Value Equity Portfolio‡	70,121	1,508,484
EQ/Boston Advisors Equity Income Portfolio‡	199,504	1,314,283
EQ/Emerging Markets Equity PLUS Portfolio‡	58,585	530,407
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	63,367	823,268
EQ/GAMCO Small Company Value Portfolio‡	20,750	1,153,309
EQ/Global Bond PLUS Portfolio‡	49,190	454,700
EQ/High Yield Bond Portfolio‡	21,197	209,151
EQ/Intermediate Government Bond Portfolio‡	17,817	183,644
EQ/International Equity Index Portfolio‡	72,641	640,763
EQ/Invesco Comstock Portfolio‡	79,530	1,194,406
EQ/MFS International Growth Portfolio‡	225,516	1,500,129
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	7,478	134,417
EQ/Natural Resources PLUS Portfolio‡	93,821	823,064
EQ/PIMCO Global Real Return Portfolio‡	29,685	287,051
EQ/PIMCO Ultra Short Bond Portfolio‡	8,439	83,107
EQ/Real Estate PLUS Portfolio‡	84,002	878,409
EQ/T. Rowe Price Growth Stock Portfolio*‡	43,334	1,585,885

iShares® China Large-Cap ETF	935	$38,915
iShares® Gold Trust*	8,240	94,266
iShares® International Developed Property ETF	5,360	194,193
iShares® JP Morgan USD Emerging Markets Bond ETF	1,120	122,875
iShares® MSCI EAFE Small-Cap ETF	6,960	325,102
iShares® MSCI Global Gold Miners ETF	6,290	46,860
iShares® Silver Trust*	920	13,855
iShares® U.S. Oil & Gas Exploration & Production ETF	2,900	207,176
Multimanager Core Bond Portfolio‡	9,595	95,129
PowerShares DB Gold Fund*	27,220	1,065,119
PowerShares DB Silver Fund*	4,550	114,983
SPDR® S&P Emerging Asia Pacific ETF	640	53,382
SPDR® S&P Emerging Markets SmallCap ETF	2,295	101,760

Total Investments (98.6%) (Cost $17,622,669)		17,353,922
Other Assets Less Liabilities (1.4%)		245,591

Net Assets (100%)		$17,599,513

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$273,008	$231,594	$484,351	$—	$—	$27,408
EQ/AllianceBernstein Small Cap Growth Portfolio	491,250	1,418,378	236,002	1,575,830	4,661	156,152
EQ/BlackRock Basic Value Equity Portfolio	480,017	1,213,925	262,796	1,508,484	18,866	3,221
EQ/Boston Advisors Equity Income Portfolio	445,629	1,189,705	273,750	1,314,283	22,584	114,487
EQ/Emerging Markets Equity PLUS Portfolio	150,574	491,277	88,455	530,407	4,158	1,337
EQ/GAMCO Mergers and Acquisitions Portfolio	268,244	697,467	123,901	823,268	—	31,449
EQ/GAMCO Small Company Value Portfolio	333,948	1,041,701	222,598	1,153,309	5,698	36,672
EQ/Global Bond PLUS Portfolio	86,281	450,891	70,587	454,700	4,143	5,248
EQ/High Yield Bond Portfolio	76,543	200,791	60,360	209,151	8,563	115
EQ/Intermediate Government Bond Portfolio	33,519	179,404	29,412	183,644	1,172	144
EQ/International Equity Index Portfolio	—	821,645	115,773	640,763	21,870	1,796
EQ/Invesco Comstock Portfolio	53,141	1,280,380	186,024	1,194,406	18,743	1,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
EQ/MFS International Growth Portfolio	$467,789	$1,427,260	$258,792	$1,500,129	$18,049	$58,476
EQ/Morgan Stanley Mid Cap Growth Portfolio	69,411	92,778	11,903	134,417	—	15,802
EQ/Natural Resources PLUS Portfolio	310,101	832,197	209,633	823,064	13,853	11,631
EQ/PIMCO Global Real Return Portfolio	98,142	260,886	72,098	287,051	13,444	30
EQ/PIMCO Ultra Short Bond Portfolio	76,328	68,943	61,837	83,107	512	(3)
EQ/Real Estate PLUS Portfolio	262,820	802,193	209,297	878,409	50,623	9,336
EQ/T. Rowe Price Growth Stock Portfolio	688,518	1,434,661	632,879	1,585,885	—	4,946
Multimanager Core Bond Portfolio	21,604	91,600	17,656	95,129	1,381	705

	$4,686,867	$14,227,676	$3,628,104	$14,975,436	$208,320	$480,613

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/International Core PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$2,378,486	$—	$—	$2,378,486
Investment Companies	—	14,975,436	—	14,975,436

Total Assets	$2,378,486	$14,975,436	$—	$17,353,922

Total Liabilities	$—	$—	$—	$—

Total	$2,378,486	$14,975,436	$—	$17,353,922

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$16,211,149
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,830,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$427,738
Aggregate gross unrealized depreciation	(686,946)

Net unrealized depreciation	$(259,208)

Federal income tax cost of investments	$17,613,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $15,042,780)	$14,975,436
Unaffiliated Issuers (Cost $2,579,889)	2,378,486
Cash	216,488
Receivable from Separate Accounts for Trust shares sold	77,979
Receivable from investment manager	12,279
Dividends, interest and other receivables	2,682
Other assets	55

Total assets	17,663,405

LIABILITIES
Payable for securities purchased	39,282
Payable to Separate Accounts for Trust shares redeemed	3,790
Distribution fees payable – Class IB	3,240
Trustees’ fees payable	26
Accrued expenses	17,554

Total liabilities	63,892

NET ASSETS	$17,599,513

Net assets were comprised of:
Paid in capital	$17,506,503
Accumulated undistributed net investment income (loss)	4,817
Accumulated undistributed net realized gain (loss) on investments	356,940
Net unrealized appreciation (depreciation) on investments	(268,747)

Net assets	$17,599,513

Class IB
Net asset value, offering and redemption price per share, $16,072,704 / 1,351,093 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

Class K
Net asset value, offering and redemption price per share, $1,526,809 / 128,393 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($208,320 of dividend income received from affiliates)	$232,575
Interest	170

Total income	232,745

EXPENSES
Custodian fees	131,500
Administrative fees	42,000
Professional fees	34,664
Distribution fees – Class IB	25,137
Investment management fees	11,391
Printing and mailing expenses	2,129
Trustees’ fees	242
Miscellaneous	1,802

Gross expenses	248,865
Less: Waiver from investment manager	(53,391)
Reimbursement from investment manager	(132,376)

Net expenses	63,098

NET INVESTMENT INCOME (LOSS)	169,647

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments ($45,598 of realized gain (loss) from affiliates)	48,189
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	435,015

Net realized gain (loss)	483,204

Net change in unrealized appreciation (depreciation) on investments ($(311,003) of change in unrealized appreciation (depreciation) from affiliates)	(480,324)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,880

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$172,527

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$169,647	$47,297
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	483,204	140,182
Net change in unrealized appreciation (depreciation) on investments	(480,324)	200,147

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	172,527	387,626

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(212,472)	(55,610)
Class K	(24,539)	(14,805)

	(237,011)	(70,415)

Distributions from net realized capital gains
Class IB	(142,707)	(25,987)
Class K	(15,621)	(6,065)

	(158,328)	(32,052)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(395,339)	(102,467)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,228,007 and 432,585 shares, respectively ]	14,892,025	4,953,923
Capital shares issued in reinvestment of dividends and distributions [ 29,402 and 6,936 shares, respectively ]	355,179	81,597
Capital shares repurchased [ (318,592) and (52,746) shares, respectively ]	(3,873,653)	(596,889)

Total Class IB transactions	11,373,551	4,438,631

Class K
Capital shares sold [ 63,522 and 64,227 shares, respectively ]	767,489	726,454
Capital shares issued in reinvestment of dividends and distributions [ 3,322 and 1,775 shares, respectively ]	40,160	20,870
Capital shares repurchased [ (20,837) and (8,942) shares, respectively ]	(251,154)	(101,954)

Total Class K transactions	556,495	645,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,930,046	5,084,001

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,707,234	5,369,160
NET ASSETS:
Beginning of year	5,892,279	523,119

End of year (a)	$17,599,513	$5,892,279

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$4,817	$668

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class IB	2014	2013
Net asset value, beginning of period	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.18	0.27	0.11
Net realized and unrealized gain (loss) on investments	0.11	1.59	0.30

Total from investment operations	0.29	1.86	0.41

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.12)
Distributions from net realized gains	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.30)	(0.24)	(0.12)

Net asset value, end of period	$11.90	$11.91	$10.29

Total return (b)	2.36%	18.08%	4.14%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,073	$4,911	$262
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.59%	0.35%	0.35%
Before waivers and reimbursements (a)(f)	2.20%	6.43%	36.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.52%	2.32%	3.08	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.10)%	(3.76)%	(32.59	)%(l)
Portfolio turnover rate (z)^	34%	41%	3%

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class K	2014	2013
Net asset value, beginning of period	$11.91	$10.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.16	1.70	0.30

Total from investment operations	0.31	1.89	0.42

Less distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.13)
Distributions from net realized gains	(0.13)	(0.08)	—	#

Total dividends and distributions	(0.33)	(0.27)	(0.13)

Net asset value, end of period	$11.89	$11.91	$10.29

Total return (b)	2.53%	18.38%	4.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,527	$981	$261
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.32%	0.10%	0.10%
Before waivers and reimbursements (a)(f)	2.06%	7.74%	35.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.27%	1.64%	3.33	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.47)%	(6.00)%	(32.35	)%(l)
Portfolio turnover rate (z)^	34%	41%	3%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 25 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.69%	1.02%
Portfolio – Class K Shares*	1.95	1.28
S&P 500 Index	13.69	16.59
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	2.08
5% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE/6% S&P 400 Index/20% S&P 500 Index/4% Russell 2000® Index/35% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/15% FTSE NAREIT All Equity REITs Index	6.88	6.48
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.69% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 5% Barclays U.S. Intermediate Government/Credit Bond Index/15% MSCI EAFE/6% S&P 400 Index/20% S&P 500 Index/4% Russell 2000® Index/35% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/15% FTSE NAREIT All Equity REITs Index, which returned 13.69%, 3.13% and 6.88%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s fixed-income allocation consisted of investment grade bonds (3.7%), international bonds (1.1%), and high-yield bonds (0.7%).

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (5.5%), large cap value stocks (7.4%), mid cap stocks (11.1%), small cap stocks (7.3%) and international stocks (15.2%).

•

As of 12/31/2014, the Portfolio also had 20.1% in real estate, 28.1% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2014, the Portfolio’s real estate and U.S. equity holdings contributed positive returns. Detractors to returns included natural resources and energy holdings, as well as international stocks and precious metals, which provided a considerable drag on returns. The Portfolio underperformed a pure basket of large-cap U.S. stocks, as represented by its primary equity benchmark, and U.S. high-quality bonds, as represented by its bond benchmark. The Portfolio underperformed its blended composite benchmark, largely due to its natural resources and metals allocations.

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Real Estate PLUS Portfolio	16.3%
EQ/Natural Resources PLUS Portfolio	11.8
PowerShares DB Gold Fund	7.2
EQ/AllianceBernstein Small Cap Growth Portfolio	6.9
EQ/BlackRock Basic Value Equity Portfolio	5.9
EQ/Boston Advisors Equity Income Portfolio	5.6
EQ/GAMCO Mergers and Acquisitions Portfolio	5.5
EQ/T. Rowe Price Growth Stock Portfolio	5.5
EQ/GAMCO Small Company Value Portfolio	5.0
EQ/MFS International Growth Portfolio	4.9
EQ/Invesco Comstock Portfolio	4.1
iShares® International Developed Property ETF	3.8
EQ/International Equity Index Portfolio	3.7
iShares® U.S. Oil & Gas Exploration & Production ETF	2.6
EQ/Emerging Markets Equity PLUS Portfolio	2.2
EQ/Global Bond PLUS Portfolio	1.8
PowerShares DB Silver Fund	1.4
iShares® MSCI EAFE Small-Cap ETF	1.3
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.8
EQ/PIMCO Global Real Return Portfolio	0.8
EQ/High Yield Bond Portfolio	0.7
iShares® JP Morgan USD Emerging Markets Bond ETF	0.6
SPDR® S&P Emerging Markets SmallCap ETF	0.4
EQ/Intermediate Government Bond Portfolio	0.4
SPDR® S&P Emerging Asia Pacific ETF	0.3
iShares® China Large-Cap ETF	0.3
EQ/PIMCO Ultra Short Bond Portfolio	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$946.47	$3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	947.06	1.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	14,889	$297,130
EQ/BlackRock Basic Value Equity Portfolio‡	11,808	254,023
EQ/Boston Advisors Equity Income Portfolio‡	36,767	242,213
EQ/Emerging Markets Equity PLUS Portfolio‡	10,616	96,114
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	18,212	236,612
EQ/GAMCO Small Company Value Portfolio‡	3,862	214,671
EQ/Global Bond PLUS Portfolio‡	8,284	76,572
EQ/High Yield Bond Portfolio‡	3,053	30,121
EQ/Intermediate Government Bond Portfolio‡	1,720	17,732
EQ/International Equity Index Portfolio‡	18,301	161,434
EQ/Invesco Comstock Portfolio‡	11,770	176,766
EQ/MFS International Growth Portfolio‡	31,782	211,411
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	1,993	35,830
EQ/Natural Resources PLUS Portfolio‡	57,779	506,879
EQ/PIMCO Global Real Return Portfolio‡	3,696	35,740
EQ/PIMCO Ultra Short Bond Portfolio‡	866	8,527
EQ/Real Estate PLUS Portfolio‡	67,139	702,076

EQ/T. Rowe Price Growth Stock Portfolio*‡	6,432	$235,384
iShares® China Large-Cap ETF	270	11,237
iShares® International Developed Property ETF	4,470	161,948
iShares® JP Morgan USD Emerging Markets Bond ETF	220	24,136
iShares® MSCI EAFE Small-Cap ETF	1,180	55,118
iShares® U.S. Oil & Gas Exploration & Production ETF	1,550	110,732
PowerShares DB Gold Fund*	7,910	309,519
PowerShares DB Silver Fund*	2,480	62,672
SPDR® S&P Emerging Asia Pacific ETF	170	14,180
SPDR® S&P Emerging Markets SmallCap ETF	400	17,736

Total Investments (98.9%) (Cost $4,532,366)		4,306,513
Other Assets Less Liabilities (1.1%)		47,093

Net Assets (100%)		$4,353,606

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$160,525	$5,531	$166,107	$—	$—	$1,711
EQ/AllianceBernstein Small Cap Growth Portfolio	272,816	66,568	22,181	297,130	905	31,076
EQ/BlackRock Basic Value Equity Portfolio	225,881	26,355	17,182	254,023	3,272	6
EQ/Boston Advisors Equity Income Portfolio	218,048	47,695	16,823	242,213	4,285	21,723
EQ/Emerging Markets Equity PLUS Portfolio	77,388	25,338	2,563	96,114	779	280
EQ/GAMCO Mergers and Acquisitions Portfolio	201,365	47,221	6,424	236,612	—	9,506
EQ/GAMCO Small Company Value Portfolio	209,810	28,886	22,918	214,671	1,097	7,079
EQ/Global Bond PLUS Portfolio	70,665	9,179	2,314	76,572	720	1,001
EQ/High Yield Bond Portfolio	32,102	4,602	6,071	30,121	1,276	(32)
EQ/Intermediate Government Bond Portfolio	15,785	7,497	5,714	17,732	117	61
EQ/International Equity Index Portfolio	—	183,716	4,287	161,434	5,703	5

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
EQ/Invesco Comstock Portfolio	$160,492	$18,608	$14,372	$176,766	$2,862	$512
EQ/MFS International Growth Portfolio	206,910	32,934	6,696	211,411	2,635	8,741
EQ/Morgan Stanley Mid Cap Growth Portfolio	34,140	6,969	780	35,830	—	4,362
EQ/Natural Resources PLUS Portfolio	481,653	145,284	42,161	506,879	8,788	7,035
EQ/PIMCO Global Real Return Portfolio	30,850	5,046	1,026	35,740	1,731	2
EQ/PIMCO Ultra Short Bond Portfolio	7,943	883	257	8,527	55	—	#
EQ/Real Estate PLUS Portfolio	599,887	155,694	110,016	702,076	41,768	11,176
EQ/T. Rowe Price Growth Stock Portfolio	210,082	42,717	35,246	235,384	—	1,180

	$3,216,342	$860,723	$483,138	$3,539,235	$75,993	$105,424

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
#	Amount represents less than $0.50.
(a)	Formerly known as EQ/International Core PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$767,278	$—	$—	$767,278
Investment Companies	—	3,539,235	—	3,539,235

Total Assets	$767,278	$3,539,235	$—	$4,306,513

Total Liabilities	$—	$—	$—	$—

Total	$767,278	$3,539,235	$—	$4,306,513

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$943,109
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$492,285

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$96,545
Aggregate gross unrealized depreciation	(269,410)

Net unrealized depreciation	$(172,865)

Federal income tax cost of investments	$4,479,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,658,130)	$3,539,235
Unaffiliated Issuers (Cost $874,236)	767,278
Cash	49,916
Receivable from investment manager	33,067
Dividends, interest and other receivables	519
Receivable for securities sold	25
Other assets	23

Total assets	4,390,063

LIABILITIES
Distribution fees payable – Class IB	493
Payable to Separate Accounts for Trust shares redeemed	10
Trustees’ fees payable	9
Accrued expenses	35,945

Total liabilities	36,457

NET ASSETS	$4,353,606

Net assets were comprised of:
Paid in capital	$4,457,345
Accumulated undistributed net investment income (loss)	6,003
Accumulated undistributed net realized gain (loss) on investments	116,111
Net unrealized appreciation (depreciation) on investments	(225,853)

Net assets	$4,353,606

Class IB
Net asset value, offering and redemption price per share, $2,323,429 / 242,512 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

Class K
Net asset value, offering and redemption price per share, $2,030,177 / 211,916 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($75,993 of dividend income received from affiliates)	$86,981
Interest	40

Total income	87,021

EXPENSES
Custodian fees	93,000
Administrative fees	36,722
Offering costs	35,705
Professional fees	32,072
Distribution fees – Class IB	5,533
Investment management fees	4,266
Printing and mailing expenses	625
Trustees’ fees	107
Miscellaneous	741

Gross expenses	208,771
Less: Waiver from investment manager	(40,988)
Reimbursement from investment manager	(149,200)

Net expenses	18,583

NET INVESTMENT INCOME (LOSS)	68,438

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	9,145
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	96,279

Net realized gain (loss)	105,424

Net change in unrealized appreciation (depreciation) on investments ($(54,692) of change in unrealized appreciation (depreciation) from affiliates)	(105,635)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(211)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,227

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$68,438	$44,983
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	105,424	59,407
Net change in unrealized appreciation (depreciation) on investments	(105,635)	(120,218)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,227	(15,828)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(62,519)	(33,990)
Class K	(59,700)	(34,250)

	(122,219)	(68,240)

Distributions from net realized capital gains
Class IB	—	(20,394)
Class K	—	(20,550)

	—	(40,944)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(122,219)	(109,184)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 30,730 and 201,829 shares, respectively ]	305,817	2,017,771
Capital shares issued in reinvestment of dividends and distributions [ 6,487 and 5,676 shares, respectively ]	62,519	54,384
Capital shares repurchased [ (2,209) and (1) shares, respectively ]	(22,369)	(12)

Total Class IB transactions	345,967	2,072,143

Class K
Capital shares sold [ 0 and 200,000 shares, respectively ]	—	2,000,000
Capital shares issued in reinvestment of dividends and distributions [ 6,196 and 5,720 shares, respectively ]	59,700	54,800

Total Class K transactions	59,700	2,054,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	405,667	4,126,943

TOTAL INCREASE (DECREASE) IN NET ASSETS	351,675	4,001,931
NET ASSETS:
Beginning of period	4,001,931	—

End of period (a)	$4,353,606	$4,001,931

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,003	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15	0.11
Net realized and unrealized gain (loss) on investments	0.01 †	(0.16)

Total from investment operations	0.16	(0.05)

Less distributions:
Dividends from net investment income	(0.26)	(0.17)
Distributions from net realized gains	—	(0.10)

Total dividends and distributions	(0.26)	(0.27)

Net asset value, end of period	$9.58	$9.68

Total return (b)	1.69%	(0.47)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,323	$2,010
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.06%	4.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.53%	6.41	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.97)%	2.59	%(l)
Portfolio turnover rate (z)^	12%	1%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.68	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17	0.11
Net realized and unrealized gain (loss) on investments	0.02 †	(0.16)

Total from investment operations	0.19	(0.05)

Less distributions:
Dividends from net investment income	(0.29)	(0.17)
Distributions from net realized gains	—	(0.10)

Total dividends and distributions	(0.29)	(0.27)

Net asset value, end of period	$9.58	$9.68

Total return (b)	1.95%	(0.43)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,030	$1,992
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.30%	0.10%
Before waivers and reimbursements (a)(f)	4.71%	3.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.68%	6.62	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.73)%	2.84	%(l)
Portfolio turnover rate (z)^	12%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 50 PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	0.38%	(1.09)%
Portfolio – Class K Shares*	0.64	(0.84)
S&P 500 Index	13.69	16.59
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	2.08
5% Barclays U.S. Intermediate Government/Credit Bond Index/5% MSCI EAFE/3% S&P 400 Index/10% S&P 500 Index/2% Russell 2000® Index/55% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/20% FTSE NAREIT All Equity REITs Index	6.95	5.45
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.38% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 5% Barclays U.S. Intermediate Government/Credit Bond Index/5% MSCI EAFE/3% S&P 400 Index/10% S&P 500 Index/2% Russell 2000® Index/55% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index/20% FTSE NAREIT All Equity REITs Index, which returned 13.69%, 3.13% and 6.95%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•	As of 12/31/2014, the Portfolio’s fixed-income allocation consisted of investment grade bonds (4.0%), international bonds (0.9%), and high-yield bonds (0.8%).

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (2.5%), large cap value stocks (3.3%), mid cap stocks (5.1%), small cap stocks (3.6%) and international stocks (6.6%).

•

As of 12/31/2014, the Portfolio also had 28.2% in real estate and 44.9% in alternative investments, including exchange-traded funds (“ETFs”) that invest in commodities and other instruments that derive their value from natural resources, the EQ/Natural Resources PLUS Portfolio and the EQ/GAMCO Mergers and Acquisitions Portfolio.

•

In 2014, the Portfolio’s real estate and U.S. equity holdings contributed positive returns. Detractors to returns included natural resources and precious metals, which provided a considerable drag on returns. The Portfolio underperformed a pure basket of large-cap U.S. stocks, as represented by its primary equity benchmark, and U.S. high-quality bonds, as represented by its bond benchmark. The Portfolio underperformed its blended composite benchmark, largely due to its natural resources and metals allocations.

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO (Unaudited)

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Real Estate PLUS Portfolio	22.5%
EQ/Natural Resources PLUS Portfolio	21.3
EQ/GAMCO Mergers and Acquisitions Portfolio	11.0
PowerShares DB Gold Fund	7.9
iShares® International Developed Property ETF	5.7
iShares® U.S. Oil & Gas Exploration & Production ETF	3.5
EQ/AllianceBernstein Small Cap Growth Portfolio	3.2
EQ/BlackRock Basic Value Equity Portfolio	2.7
EQ/GAMCO Small Company Value Portfolio	2.7
EQ/T. Rowe Price Growth Stock Portfolio	2.5
EQ/MFS International Growth Portfolio	2.4
EQ/Boston Advisors Equity Income Portfolio	2.3
EQ/Invesco Comstock Portfolio	2.0
PowerShares DB Silver Fund	1.9
EQ/Global Bond PLUS Portfolio	1.7
EQ/International Equity Index Portfolio	1.5
EQ/PIMCO Global Real Return Portfolio	0.8
EQ/High Yield Bond Portfolio	0.8
EQ/Emerging Markets Equity PLUS Portfolio	0.8
EQ/Intermediate Government Bond Portfolio	0.7
iShares® JP Morgan USD Emerging Markets Bond ETF	0.4
iShares® MSCI EAFE Small-Cap ETF	0.4
EQ/Morgan Stanley Mid Cap Growth Portfolio	0.4
EQ/PIMCO Ultra Short Bond Portfolio	0.3
SPDR® S&P Emerging Asia Pacific ETF	0.2
SPDR® S&P Emerging Markets SmallCap ETF	0.2
iShares® China Large-Cap ETF	0.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$921.82	$3.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.93	3.31
Class K
Actual	1,000.00	923.33	1.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.65% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
EQ/AllianceBernstein Small Cap Growth Portfolio‡	6,984	$139,365
EQ/BlackRock Basic Value Equity Portfolio‡	5,401	116,180
EQ/Boston Advisors Equity Income Portfolio‡	15,276	100,637
EQ/Emerging Markets Equity PLUS Portfolio‡	3,747	33,921
EQ/GAMCO Mergers and Acquisitions Portfolio*‡	36,922	479,694
EQ/GAMCO Small Company Value Portfolio‡	2,081	115,663
EQ/Global Bond PLUS Portfolio‡	8,197	75,772
EQ/High Yield Bond Portfolio‡	3,566	35,182
EQ/Intermediate Government Bond Portfolio‡	2,758	28,433
EQ/International Equity Index Portfolio‡	7,340	64,742
EQ/Invesco Comstock Portfolio‡	5,895	88,537
EQ/MFS International Growth Portfolio‡	15,948	106,089
EQ/Morgan Stanley Mid Cap Growth Portfolio*‡	1,012	18,184
EQ/Natural Resources PLUS Portfolio‡	105,819	928,316
EQ/PIMCO Global Real Return Portfolio‡	3,712	35,895
EQ/PIMCO Ultra Short Bond Portfolio‡	1,377	13,565

EQ/Real Estate PLUS Portfolio‡	93,719	$980,021
EQ/T. Rowe Price Growth Stock Portfolio*‡	2,912	106,579
iShares® China Large-Cap ETF	160	6,659
iShares® International Developed Property ETF	6,860	248,538
iShares® JP Morgan USD Emerging Markets Bond ETF	170	18,651
iShares® MSCI EAFE Small-Cap ETF	390	18,217
iShares® U.S. Oil & Gas Exploration & Production ETF	2,160	154,310
PowerShares DB Gold Fund*	8,820	345,127
PowerShares DB Silver Fund*	3,330	84,152
SPDR® S&P Emerging Asia Pacific ETF	120	10,009
SPDR® S&P Emerging Markets SmallCap ETF	200	8,868

Total Investments (98.9%) (Cost $4,681,972)		4,361,306
Other Assets Less Liabilities (1.1%)		49,495

Net Assets (100%)		$4,410,801

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA International Core Managed Volatility Portfolio (a)	$61,960	$2,410	$64,391	$—	$—	$665
EQ/AllianceBernstein Small Cap Growth Portfolio	111,690	46,205	9,697	139,365	423	14,510
EQ/BlackRock Basic Value Equity Portfolio	104,954	17,523	14,386	116,180	1,493	(31)
EQ/Boston Advisors Equity Income Portfolio	97,116	25,694	19,169	100,637	1,777	8,970
EQ/Emerging Markets Equity PLUS Portfolio	22,403	14,069	1,006	33,921	274	95
EQ/GAMCO Mergers and Acquisitions Portfolio	404,181	104,356	17,434	479,694	—	19,223
EQ/GAMCO Small Company Value Portfolio	105,284	20,403	9,367	115,663	589	3,771
EQ/Global Bond PLUS Portfolio	68,191	25,872	17,151	75,772	710	927
EQ/High Yield Bond Portfolio	30,979	6,433	1,339	35,182	1,487	14
EQ/Intermediate Government Bond Portfolio	15,233	18,677	5,622	28,433	187	72
EQ/International Equity Index Portfolio	—	74,307	2,205	64,742	2,283	(10)
EQ/Invesco Comstock Portfolio	73,363	12,528	3,012	88,537	1,431	2
EQ/MFS International Growth Portfolio	99,830	21,735	4,362	106,089	1,319	4,379
EQ/Morgan Stanley Mid Cap Growth Portfolio	16,473	4,677	670	18,184	—	2,211

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
EQ/Natural Resources PLUS Portfolio	$883,098	$286,852	$91,810	$928,316	$16,062	$12,092
EQ/PIMCO Global Real Return Portfolio	29,769	6,668	1,339	35,895	1,735	1
EQ/PIMCO Ultra Short Bond Portfolio	7,665	6,320	335	13,565	87	—
EQ/Real Estate PLUS Portfolio	824,864	239,389	159,778	980,021	58,195	13,535
EQ/T. Rowe Price Growth Stock Portfolio	105,423	26,029	33,102	106,579	—	1,252

	$3,062,476	$960,147	$456,175	$3,466,775	$88,052	$81,678

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/International Core PLUS Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$894,531	$—	$—	$894,531
Investment Companies	—	3,466,775	—	3,466,775

Total Assets	$894,531	$3,466,775	$—	$4,361,306

Total Liabilities	$—	$—	$—	$—

Total	$894,531	$3,466,775	$—	$4,361,306

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,088,312
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$464,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,575
Aggregate gross unrealized depreciation	(312,392)

Net unrealized depreciation	$(260,817)

Federal income tax cost of investments	$4,622,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $3,652,673)	$3,466,775
Unaffiliated Issuers (Cost $1,029,299)	894,531
Cash	51,381
Receivable from investment manager	34,416
Dividends, interest and other receivables	292
Receivable for securities sold	28
Other assets	24

Total assets	4,447,447

LIABILITIES
Distribution fees payable – Class IB	514
Payable to Separate Accounts for Trust shares redeemed	15
Trustees’ fees payable	10
Accrued expenses	36,107

Total liabilities	36,646

NET ASSETS	$4,410,801

Net assets were comprised of:
Paid in capital	$4,642,784
Accumulated undistributed net investment income (loss)	8,161
Accumulated undistributed net realized gain (loss) on investments	80,522
Net unrealized appreciation (depreciation) on investments	(320,666)

Net assets	$4,410,801

Class IB
Net asset value, offering and redemption price per share, $2,431,596 / 261,582 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.30

Class K
Net asset value, offering and redemption price per share, $1,979,205 / 212,930 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($88,052 of dividend income received from affiliates)	$101,376
Interest	39

Total income	101,415

EXPENSES
Custodian fees	92,000
Administrative fees	36,737
Offering costs	35,591
Professional fees	32,073
Distribution fees – Class IB	5,695
Investment management fees	4,315
Printing and mailing expenses	632
Trustees’ fees	108
Miscellaneous	739

Gross expenses	207,890
Less: Waiver from investment manager	(41,052)
Reimbursement from investment manager	(147,866)

Net expenses	18,972

NET INVESTMENT INCOME (LOSS)	82,443

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	7,867
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	73,811

Net realized gain (loss)	81,678

Net change in unrealized appreciation (depreciation) on investments ($(99,673) of change in unrealized appreciation (depreciation) from affiliates)	(169,324)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(87,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,203)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$82,443	$45,319
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	81,678	39,334
Net change in unrealized appreciation (depreciation) on investments	(169,324)	(151,342)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,203)	(66,689)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(75,304)	(34,833)
Class K	(66,441)	(35,116)

	(141,745)	(69,949)

Distributions from net realized capital gains
Class IB	—	(11,860)
Class K	—	(11,957)

	—	(23,817)

Return of capital
Class IB	—	(7,943)
Class K	—	(8,008)

	—	(15,951)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(141,745)	(109,717)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 48,954 and 201,538 shares, respectively ]	494,884	2,014,999
Capital shares issued in reinvestment of dividends and distributions [ 8,049 and 5,780 shares, respectively ]	75,304	54,637
Capital shares repurchased [ (2,737) and (2) shares, respectively ]	(27,173)	(17)

Total Class IB transactions	543,015	2,069,619

Class K
Capital shares sold [ 0 and 200,000 shares, respectively ]	—	2,000,000
Capital shares issued in reinvestment of dividends and distributions [ 7,103 and 5,827 shares, respectively ]	66,441	55,080

Total Class K transactions	66,441	2,055,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	609,456	4,124,699

TOTAL INCREASE (DECREASE) IN NET ASSETS	462,508	3,948,293
NET ASSETS:
Beginning of period	3,948,293	—

End of period (a)	$4,410,801	$3,948,293

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$8,161	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ALL ASSET AGGRESSIVE-ALT 75 PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.15)	(0.28)

Total from investment operations	0.04	(0.17)

Less distributions:
Dividends from net investment income	(0.30)	(0.17)
Distributions from net realized gains	—	(0.06)
Return of capital	—	(0.04)

Total dividends and distributions	(0.30)	(0.27)

Net asset value, end of period	$9.30	$9.56

Total return (b)	0.38%	(1.66)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,432	$1,981
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.56%	0.35%
Before waivers and reimbursements (a)(f)	5.01%	4.20%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.88%	6.50	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.56)%	2.64	%(l)
Portfolio turnover rate (z)^	11%	1%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.56	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19	0.11
Net realized and unrealized gain (loss) on investments	(0.13)	(0.27)

Total from investment operations	0.06	(0.16)

Less distributions:
Dividends from net investment income	(0.32)	(0.18)
Distributions from net realized gains	—	(0.06)
Return of capital	—	(0.04)

Total dividends and distributions	(0.32)	(0.28)

Net asset value, end of period	$9.30	$9.56

Total return (b)	0.64%	(1.61)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,979	$1,967
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.30%	0.10%
Before waivers and reimbursements (a)(f)	4.61%	3.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.95%	6.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(2.36)%	2.88	%(l)
Portfolio turnover rate (z)^	11%	1%
^	Portfolio turnover rate excludes derivatives, if any.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.89%	1.98%
S&P 500 Index	13.69	22.15
Barclays U.S. Intermediate Government Bond Index	2.52	1.15
90% Barclays U.S. Intermediate Government Bond Index/1.5% VMI – Intl/1.5% VMI – MCC/5.5% VMI – LCC/1.5% VMI – SCC	3.17	2.91
* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.89% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 90% Barclays U.S. Intermediate Government Bond Index/1.5% VMI — Intl/1.5% VMI — MCC/5.5% VMI — LCC/1.5% VMI — SCC, which returned 13.69%, 2.52% and 3.17%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (2.6%), large cap value stocks (2.5%), mid cap stocks (1.9%), small cap stocks (1.8%) and international stocks (1.5%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (89.6%).

•

The Portfolio continued to be predominately exposed to intermediate-duration, high-quality U.S. government bonds, which performed roughly in line with the primary fixed-income benchmark. The Portfolio’s minimal holdings in U.S. equities contributed positively to returns during the year.

•	The Portfolio slightly underperformed its secondary, blended benchmark, after a margin for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Intermediate Government Bond Portfolio	89.4%
AXA 500 Managed Volatility Portfolio	6.6
AXA 2000 Managed Volatility Portfolio	2.0
AXA International Managed Volatility Portfolio	1.5
AXA 400 Managed Volatility Portfolio	0.5

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,004.17	$2.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.84	2.39

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.47%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	8,030	$151,935
AXA 400 Managed Volatility Portfolio‡	1,829	37,974
AXA 500 Managed Volatility Portfolio‡	26,223	506,467
AXA International Managed Volatility Portfolio‡	9,087	111,743

EQ/Intermediate Government Bond Portfolio‡	665,079	$6,855,320

Total Investments (100.1%) (Cost $7,609,038)		7,663,439
Other Assets Less Liabilities (-0.1%)		(10,013)

Net Assets (100%)		$7,653,426

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$107,833	$70,175	$26,749	$151,935	$580	$6,718
AXA 400 Managed Volatility Portfolio (b)	27,192	19,843	10,025	37,974	239	1,828
AXA 500 Managed Volatility Portfolio (c)	350,175	244,207	120,058	506,467	4,036	17,227
AXA International Managed Volatility Portfolio (d)	93,613	56,995	30,038	111,743	1,241	1,963
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	—	—	15,040	—	—	(4)
EQ/AllianceBernstein Short-Term Bond Portfolio (aa)	15,028	—	—	—	—	(71)
EQ/Core Bond Index Portfolio	19,870	5,000	25,286	—	—	(20)
EQ/Intermediate Government Bond Portfolio	4,751,684	3,365,730	1,300,512	6,855,320	44,595	5,659

	$5,365,395	$3,761,950	$1,527,708	$7,663,439	$50,691	$33,300

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K Shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $15,040, representing 1,612 shares of ABSTB and 1,513 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the Purchases and Sales listed above. The realized gain for ABSTB includes $(71) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$7,663,439	$—	$7,663,439

Total Assets	$—	$7,663,439	$—	$7,663,439

Total Liabilities	$—	$—	$—	$—

Total	$—	$7,663,439	$—	$7,663,439

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,761,950
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,529,656

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$93,956
Aggregate gross unrealized depreciation	(41,211)

Net unrealized appreciation	$52,745

Federal income tax cost of investments	$7,610,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $7,609,038)	$7,663,439
Cash	3,168
Receivable from investment manager	4,758
Receivable from Separate Accounts for Trust shares sold	3,221
Receivable for securities sold	139
Dividends, interest and other receivables	1
Other assets	11

Total assets	7,674,737

LIABILITIES
Distribution fees payable – Class IB	1,595
Payable to Separate Accounts for Trust shares redeemed	104
Trustees’ fees payable	16
Accrued expenses	19,596

Total liabilities	21,311

NET ASSETS	$7,653,426

Net assets were comprised of:
Paid in capital	$7,585,585
Accumulated undistributed net investment income (loss)	132
Accumulated undistributed net realized gain (loss) on investments	13,308
Net unrealized appreciation (depreciation) on investments	54,401

Net assets	$7,653,426

Class IB
Net asset value, offering and redemption price per share, $7,653,426 / 742,062 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$50,691
Interest	13

Total income	50,704

EXPENSES
Administrative fees	38,177
Professional fees	36,097
Custodian fees	25,999
Distribution fees – Class IB	15,287
Investment management fees	6,115
Printing and mailing expenses	624
Trustees’ fees	147
Miscellaneous	1,288

Gross expenses	123,734
Less: Waiver from investment manager	(44,292)
Reimbursement from investment manager	(50,877)

Net expenses	28,565

NET INVESTMENT INCOME (LOSS)	22,139

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	1,877
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	31,423

Net realized gain (loss)	33,300

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	63,873

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,173

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,139	$3,994
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	33,300	46,634
Net change in unrealized appreciation (depreciation) on investments	63,873	(10,175)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,312	40,453

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(34,693)	(21,848)
Distributions from net realized capital gains
Class IB	(28,260)	(9,653)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(62,953)	(31,501)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 369,685 and 576,489 shares, respectively ]	3,815,249	5,879,495
Capital shares issued in reinvestment of dividends and distributions [ 6,107 and 3,089 shares, respectively ]	62,953	31,501
Capital shares repurchased [ (158,202) and (84,626) shares, respectively ]	(1,635,491)	(864,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,242,711	5,046,039

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,299,070	5,054,991
NET ASSETS:
Beginning of year	5,354,356	299,365

End of year (a)	$7,653,426	$5,354,356

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$132	$155

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						September 28, 2011* to December 31, 2011
Class IB	2014		2013		2012
Net asset value, beginning of period	$10.21		$10.14		$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.04		0.01		0.06		0.04
Net realized and unrealized gain (loss) on investments	0.16		0.12		0.19		0.04

Total from investment operations	0.20		0.13		0.25		0.08

Less distributions:
Dividends from net investment income	(0.05)		(0.04)		(0.04)		(0.04)
Distributions from net realized gains	(0.05)		(0.02)		(0.11)		—

Total dividends and distributions	(0.10)		(0.06)		(0.15)		(0.04)

Net asset value, end of period	$10.31		$10.21		$10.14		$10.04

Total return (b)	1.89%		1.29%		2.49%		0.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,653		$5,354		$299		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.47	%(j)	0.47	%(j)	0.42	%(j)	0.81	%(j)
Before waivers and reimbursements (a)(f)	2.02%		2.87%		52.57%		126.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.36%		0.09%		0.58%		1.57	%(l)
Before waivers and reimbursements (a)(f)(x)	(1.19)%		(2.32)%		(51.57)%		(124.42	)%(l)
Portfolio turnover rate (z)^	25%		21%		553%		99%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	2.58%	3.86%	4.85%
S&P 500 Index	13.69	15.45	18.83
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	2.53
66% Barclays U.S. Intermediate Government Bond Index/3% VMI – Intl/3% VMI – MCC/11% VMI – LCC/3% VMI – SCC/14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	3.45	4.61	5.06
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.58% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 66% Barclays U.S. Intermediate Government Bond Index/3% VMI — Intl/3% VMI — MCC/11% VMI — LCC/3% VMI — SCC/14% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 3.45%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (5.2%), large cap value stocks (4.9%), mid cap stocks (3.5%), small cap stocks (3.6%) and international stocks (3.2%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (79.6%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s fixed-income allocation was positive for the year as longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds. The Portfolio’s equities, which included an allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio slightly underperformed its blended benchmark during the period.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Intermediate Government Bond Portfolio	35.2%
EQ/Core Bond Index Portfolio	31.7
AXA 500 Managed Volatility Portfolio	13.0
EQ/AllianceBernstein Short Duration Government Bond Portfolio	12.5
AXA 2000 Managed Volatility Portfolio	3.9
AXA International Managed Volatility Portfolio	3.0
AXA 400 Managed Volatility Portfolio	0.7

AXA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,006.04	$2.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.98	2.25

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.44%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	1,493,798	$28,262,969
AXA 400 Managed Volatility Portfolio‡	244,832	5,082,032
AXA 500 Managed Volatility Portfolio‡	4,897,461	94,590,484
AXA International Managed Volatility Portfolio‡	1,779,586	21,882,936
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	9,210,808	91,339,242
EQ/Core Bond Index Portfolio‡	23,115,627	230,509,596

EQ/Intermediate Government Bond Portfolio‡	24,856,733	$256,211,545

Total Investments (99.8%) (Cost $695,253,724)		727,878,804
Other Assets Less Liabilities (0.2%)		1,377,883

Net Assets (100%)		$729,256,687

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$26,037,070	$6,206,339	$3,804,442	$28,262,969	$108,291	$1,355,255
AXA 400 Managed Volatility Portfolio (b)	4,818,946	1,212,942	997,278	5,082,032	32,116	336,878
AXA 500 Managed Volatility Portfolio (c)	82,136,369	21,409,802	15,791,728	94,590,484	756,864	3,430,041
AXA International Managed Volatility Portfolio (d)	20,781,731	5,435,010	2,398,860	21,882,936	244,268	405,202
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	4,463,979	19,661,378	15,023,336	91,339,242	—	(2,021)
EQ/AllianceBernstein Short- Term Bond Portfolio (aa)	82,375,685	—	—	—	—	(3,153,264)
EQ/Core Bond Index Portfolio	190,454,748	54,833,330	16,540,917	230,509,596	3,586,329	(167)
EQ/Intermediate Government Bond Portfolio	223,133,971	50,355,759	19,523,056	256,211,545	1,674,239	218,298

	$634,202,499	$159,114,560	$74,079,617	$727,878,804	$6,402,107	$2,590,222

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $82,444,113, representing 8,838,759 shares of ABSTB and 8,295,054 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the purchases and sales listed above. The realized gain for ABSTB includes $(3,153,264) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$727,878,804	$—	$727,878,804

Total Assets	$—	$727,878,804	$—	$727,878,804

Total Liabilities	$—	$—	$—	$—

Total	$—	$727,878,804	$—	$727,878,804

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$159,114,560
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$74,606,964

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$34,441,258
Aggregate gross unrealized depreciation	(1,860,989)

Net unrealized appreciation	$32,580,269

Federal income tax cost of investments	$695,298,535

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $695,253,724)	$727,878,804
Cash	1,868,098
Receivable from Separate Accounts for Trust shares sold	1,828,146
Dividends, interest and other receivables	71
Other assets	1,514

Total assets	731,576,633

LIABILITIES
Payable for securities purchased	1,580,358
Payable to Separate Accounts for Trust shares redeemed	413,255
Distribution fees payable – Class IB	153,286
Administrative fees payable	91,972
Investment management fees payable	21,473
Trustees’ fees payable	1,024
Accrued expenses	58,578

Total liabilities	2,319,946

NET ASSETS	$729,256,687

Net assets were comprised of:
Paid in capital	$696,227,428
Accumulated undistributed net investment income (loss)	13,511
Accumulated undistributed net realized gain (loss) on investments	390,668
Net unrealized appreciation (depreciation) on investments	32,625,080

Net assets	$729,256,687

Class IB
Net asset value, offering and redemption price per share, $729,256,687 / 61,530,643 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$6,402,107
Interest	718

Total income	6,402,825

EXPENSES
Distribution fees – Class IB	1,706,972
Administrative fees	1,045,803
Investment management fees	682,784
Printing and mailing expenses	52,198
Professional fees	48,350
Custodian fees	38,000
Trustees’ fees	16,876
Miscellaneous	13,642

Gross expenses	3,604,625
Less: Waiver from investment manager	(608,871)

Net expenses	2,995,754

NET INVESTMENT INCOME (LOSS)	3,407,071

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(2,625,917)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	5,216,139

Net realized gain (loss)	2,590,222

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	11,794,626

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,384,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,791,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,407,071	$2,512,045
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	2,590,222	10,628,751
Net change in unrealized appreciation (depreciation) on investments	11,794,626	11,703,465

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,791,919	24,844,261

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(5,523,003)	(6,561,607)
Distributions from net realized capital gains
Class IB	(5,302,319)	(2,079,708)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,825,322)	(8,641,315)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 19,537,926 and 22,498,501 shares, respectively ]	231,251,516	261,692,098
Capital shares issued in reinvestment of dividends and distributions [ 911,909 and 739,045 shares, respectively ]	10,825,322	8,641,315
Capital shares repurchased [ (12,926,239) and (14,317,405) shares, respectively ]	(153,242,746)	(166,792,254)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	88,834,092	103,541,159

TOTAL INCREASE (DECREASE) IN NET ASSETS	95,800,689	119,744,105
NET ASSETS:
Beginning of year	633,455,998	513,711,893

End of year (a)	$729,256,687	$633,455,998

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,511	$10,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2014		2013		2012		2011		2010
Net asset value, beginning of year	$11.73		$11.39		$10.99		$11.21		$10.62

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.05		0.09		0.18		0.19
Net realized and unrealized gain (loss) on investments	0.24		0.45		0.40		(0.10)		0.57

Total from investment operations	0.30		0.50		0.49		0.08		0.76

Less distributions:
Dividends from net investment income	(0.09)		(0.12)		(0.09)		(0.15)		(0.13)
Distributions from net realized gains	(0.09)		(0.04)		—		(0.15)		(0.04)

Total dividends and distributions	(0.18)		(0.16)		(0.09)		(0.30)		(0.17)

Net asset value, end of year	$11.85		$11.73		$11.39		$10.99		$11.21

Total return	2.58%		4.42%		4.47%		0.70%		7.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$729,257		$633,456		$513,712		$310,374		$169,488
Ratio of expenses to average net assets:
After waivers (f)	0.44	%(j)	0.43	%(j)	0.43	%(j)	0.41	%(j)	0.42	%(j)
Before waivers (f)	0.53%		0.54%		0.55%		0.56%		0.62%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.50%		0.43%		0.84%		1.62%		1.71%
Before waivers (f)(x)	0.41%		0.33%		0.72%		1.47%		1.50%
Portfolio turnover rate ^	11%		12%		14%		21%		65%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	3.81%	5.76%	7.46%
S&P 500 Index	13.69	15.45	18.83
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	2.53
50% Barclays U.S. Intermediate Government Bond Index/7% VMI – Intl/7% VMI – MCC/19% VMI – LCC/7% VMI – SCC/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.51	6.80	7.94
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.81% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 50% Barclays U.S. Intermediate Government Bond Index/7% VMI – Intl/7% VMI – MCC/19% VMI – LCC/7% VMI – SCC/10% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 4.51%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (10.4%), large cap value stocks (9.9%), mid cap stocks (6.7%), small cap stocks (7.2%) and international stocks (6.3%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (59.7%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s fixed-income allocation was positive for the year as longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds. The Portfolio’s equities, which included an allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio roughly matched its blended benchmark during the period, after accounting for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
EQ/Intermediate Government Bond Portfolio	26.7%
AXA 500 Managed Volatility Portfolio	25.9
EQ/Core Bond Index Portfolio	23.8
EQ/AllianceBernstein Short Duration Government Bond Portfolio	8.8
AXA 2000 Managed Volatility Portfolio	7.9
AXA International Managed Volatility Portfolio	6.0
AXA 400 Managed Volatility Portfolio	0.9

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,009.89	$2.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.85	2.38

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.47%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	5,418,774	$102,524,327
AXA 400 Managed Volatility Portfolio‡	531,270	11,027,700
AXA 500 Managed Volatility Portfolio‡	17,298,704	334,110,452
AXA International Managed Volatility Portfolio‡	6,284,747	77,281,323
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	11,417,591	113,222,863

EQ/Core Bond Index Portfolio‡	30,706,877	$306,209,724
EQ/Intermediate Government Bond Portfolio‡	33,414,027	344,416,116

Total Investments (100.0%) (Cost $1,183,641,861)		1,288,792,505
Other Assets Less Liabilities (0.0%)		(633,778)

Net Assets (100%)		$1,288,158,727

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$91,016,183	$22,202,062	$9,886,981	$102,524,327	$393,184	$4,914,855
AXA 400 Managed Volatility Portfolio (b)	9,563,114	2,361,915	1,091,963	11,027,700	69,721	592,872
AXA 500 Managed Volatility Portfolio (c)	276,789,169	68,439,270	34,656,042	334,110,452	2,675,787	11,086,598
AXA International Managed Volatility Portfolio (d)	68,632,389	18,780,012	3,300,443	77,281,323	863,279	1,320,289
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	11,595,006	24,687,749	20,828,247	113,222,863	—	(5,940)
EQ/AllianceBernstein Short-Term Bond Portfolio (aa)	102,941,424	—	5,005,967	—	—	(3,531,367)
EQ/Core Bond Index Portfolio	240,318,275	68,108,971	4,377,558	306,209,724	4,768,966	3
EQ/Intermediate Government Bond Portfolio	277,140,818	69,670,626	5,147,281	344,416,116	2,253,306	293,154

	$1,077,996,378	$274,250,605	$84,294,482	$1,288,792,505	$11,024,243	$14,670,464

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K Shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $98,026,243, representing 10,509,305 shares of ABSTB and 9,862,838 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the Purchases and Sales listed above. The realized gain for ABSTB includes $(3,525,400) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,288,792,505	$—	$1,288,792,505

Total Assets	$—	$1,288,792,505	$—	$1,288,792,505

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,288,792,505	$—	$1,288,792,505

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$274,250,605
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$84,707,025

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$107,146,459
Aggregate gross unrealized depreciation	(2,091,263)

Net unrealized appreciation	$105,055,196

Federal income tax cost of investments	$1,183,737,309

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,183,641,861)	$1,288,792,505
Cash	797,317
Receivable from Separate Accounts for Trust shares sold	190,006
Dividends, interest and other receivables	53
Other assets	3,004

Total assets	1,289,782,885

LIABILITIES
Payable for securities purchased	881,737
Distribution fees payable – Class IB	271,392
Administrative fees payable	162,836
Payable to Separate Accounts for Trust shares redeemed	153,708
Investment management fees payable	68,725
Trustees’ fees payable	1,900
Accrued expenses	83,860

Total liabilities	1,624,158

NET ASSETS	$1,288,158,727

Net assets were comprised of:
Paid in capital	$1,175,979,586
Accumulated undistributed net investment income (loss)	31,713
Accumulated undistributed net realized gain (loss) on investments	6,996,784
Net unrealized appreciation (depreciation) on investments	105,150,644

Net assets	$1,288,158,727

Class IB
Net asset value, offering and redemption price per share, $1,288,158,727 / 95,916,970 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$11,024,243
Interest	638

Total income	11,024,881

EXPENSES
Distribution fees – Class IB	2,947,673
Administrative fees	1,790,187
Investment management fees	1,179,060
Printing and mailing expenses	89,751
Professional fees	58,454
Custodian fees	37,000
Trustees’ fees	28,971
Miscellaneous	22,820

Gross expenses	6,153,916
Less: Waiver from investment manager	(693,860)

Net expenses	5,460,056

NET INVESTMENT INCOME (LOSS)	5,564,825

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(3,112,857)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	17,783,321

Net realized gain (loss)	14,670,464

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	24,365,404

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,035,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,600,693

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,564,825	$3,475,611
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	14,670,464	32,171,050
Net change in unrealized appreciation (depreciation) on investments	24,365,404	54,866,424

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,600,693	90,513,085

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(12,779,036)	(16,967,502)
Distributions from net realized capital gains
Class IB	(16,989,755)	(4,041,788)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,768,791)	(21,009,290)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 22,361,508 and 27,133,339 shares, respectively ]	299,759,102	349,583,901
Capital shares issued in reinvestment of dividends and distributions [ 2,209,774 and 1,597,097 shares, respectively ]	29,768,791	21,009,290
Capital shares repurchased [ (10,031,690) and (8,565,547) shares, respectively ]	(134,432,349)	(110,641,179)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	195,095,544	259,952,012

TOTAL INCREASE (DECREASE) IN NET ASSETS	209,927,446	329,455,807
NET ASSETS:
Beginning of year	1,078,231,281	748,775,474

End of year (a)	$1,288,158,727	$1,078,231,281

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$31,713	$26,761

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2014		2013		2012		2011		2010
Net asset value, beginning of year	$13.25		$12.23		$11.50		$11.99		$11.17

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.05		0.09		0.15		0.16
Net realized and unrealized gain (loss) on investments	0.45		1.23		0.73		(0.31)		0.85

Total from investment operations	0.51		1.28		0.82		(0.16)		1.01

Less distributions:
Dividends from net investment income	(0.14)		(0.21)		(0.09)		(0.14)		(0.13)
Distributions from net realized gains	(0.19)		(0.05)		—		(0.19)		(0.06)

Total dividends and distributions	(0.33)		(0.26)		(0.09)		(0.33)		(0.19)

Net asset value, end of year	$13.43		$13.25		$12.23		$11.50		$11.99

Total return	3.81%		10.54%		7.17%		(1.32)%		9.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,288,159		$1,078,231		$748,775		$466,319		$290,058
Ratio of expenses to average net assets:
After waivers (f)	0.46	%(j)	0.45	%(j)	0.45	%(j)	0.43	%(j)	0.43	%(j)
Before waivers (f)	0.52%		0.53%		0.54%		0.54%		0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.47%		0.38%		0.71%		1.22%		1.37%
Before waivers (f)(x)	0.41%		0.30%		0.62%		1.11%		1.22%
Portfolio turnover rate^	7%		7%		13%		19%		51%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	4.44%	6.82%	8.66%
Portfolio – Class IB Shares*	4.36	6.71	8.54
S&P 500 Index	13.69	15.45	18.83
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	2.53
42% Barclays U.S. Intermediate Government Bond Index/8% VMI – Intl/8% VMI – MCC/26% VMI – LCC/8% VMI – SCC/8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	5.35	7.97	9.44
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.36% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 42% Barclays U.S. Intermediate Government Bond Index/8% VMI — Intl/8% VMI — MCC/26% VMI — LCC/8% VMI — SCC/8% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 5.35%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (12.9%), large cap value stocks (12.3%), mid cap stocks (8.3%), small cap stocks (9.0%) and international stocks (7.8%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (49.6%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s equities, which included a hefty allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns. The Portfolio’s fixed-income allocation was positive for the year as longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio roughly matched its blended benchmark during the period, after accounting for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
AXA 500 Managed Volatility Portfolio	32.3%
EQ/Intermediate Government Bond Portfolio	22.2
EQ/Core Bond Index Portfolio	19.9
AXA 2000 Managed Volatility Portfolio	10.0
AXA International Managed Volatility Portfolio	7.5
EQ/AllianceBernstein Short Duration Government Bond Portfolio	7.0
AXA 400 Managed Volatility Portfolio	1.1

AXA BALANCED STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,011.01	$2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55
Class IB
Actual	1,000.00	1,010.98	2.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.50% and 0.50%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	15,250,412	$288,540,934
AXA 400 Managed Volatility Portfolio‡	1,535,425	31,871,208
AXA 500 Managed Volatility Portfolio‡	48,006,920	927,214,758
AXA International Managed Volatility Portfolio‡	17,406,398	214,040,346
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	20,365,088	201,950,978
EQ/Core Bond Index Portfolio‡	57,393,161	572,326,001

EQ/Intermediate Government Bond Portfolio‡	62,029,912	$639,375,238

Total Investments (100.0%) (Cost $2,608,204,441)		2,875,319,463
Other Assets Less Liabilities (0.0%)		428,161

Net Assets (100%)		$2,875,747,624

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$238,022,539	$74,750,582	$22,022,515	$288,540,934	$1,107,480	$13,685,902
AXA 400 Managed Volatility Portfolio (b)	25,802,713	7,399,546	2,086,030	31,871,208	201,744	1,482,325
AXA 500 Managed Volatility Portfolio (c)	736,502,987	203,632,847	76,843,383	927,214,758	7,431,632	30,370,770
AXA International Managed Volatility Portfolio (d)	183,946,119	57,412,589	8,242,475	214,040,346	2,392,566	3,649,088
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	25,262,676	53,282,812	44,117,514	201,950,978	—	(14,941)
EQ/AllianceBernstein Short- Term Bond Portfolio (aa)	178,835,334	—	11,019,130	—	—	(5,802,992)
EQ/Core Bond Index Portfolio	423,697,891	147,324,632	2,211,569	572,326,001	8,921,371	(10)
EQ/Intermediate Government Bond Portfolio	487,529,802	149,659,785	2,624,367	639,375,238	4,186,511	544,752

	$2,299,600,061	$693,462,793	$169,166,983	$2,875,319,463	$24,241,304	$43,914,894

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K Shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $167,982,365, representing 18,009,238 shares of ABSTB and 16,901,422 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the Purchases and Sales listed above. The realized gain for ABSTB includes $(5,783,862) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$2,875,319,463	$—	$2,875,319,463

Total Assets	$—	$2,875,319,463	$—	$2,875,319,463

Total Liabilities	$—	$—	$—	$—

Total	$—	$2,875,319,463	$—	$2,875,319,463

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$693,462,793
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$169,744,978

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$271,006,010
Aggregate gross unrealized depreciation	(4,086,446)

Net unrealized appreciation	$266,919,564

Federal income tax cost of investments	$2,608,399,899

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,608,204,441)	$2,875,319,463
Receivable from Separate Accounts for Trust shares sold	2,697,224
Dividends, interest and other receivables	93
Other assets	7,104

Total assets	2,878,023,884

LIABILITIES
Overdraft payable	98,272
Distribution fees payable – Class IB	605,421
Payable for securities purchased	453,344
Administrative fees payable	363,287
Payable to Separate Accounts for Trust shares redeemed	344,969
Investment management fees payable	249,450
Trustees’ fees payable	4,323
Distribution fees payable – Class IA	54
Accrued expenses	157,140

Total liabilities	2,276,260

NET ASSETS	$2,875,747,624

Net assets were comprised of:
Paid in capital	$2,589,191,463
Accumulated undistributed net investment income (loss)	75,299
Accumulated undistributed net realized gain (loss) on investments	19,365,840
Net unrealized appreciation (depreciation) on investments	267,115,022

Net assets	$2,875,747,624

Class IA
Net asset value, offering and redemption price per share, $253,128 / 17,904 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.14

Class IB
Net asset value, offering and redemption price per share, $2,875,494,496 / 203,157,742 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$24,241,304
Interest	1,251

Total income	24,242,555

EXPENSES
Distribution fees – Class IB	6,437,968
Administrative fees	3,884,658
Investment management fees	2,575,424
Printing and mailing expenses	197,047
Professional fees	84,179
Trustees’ fees	62,885
Custodian fees	38,500
Distribution fees – Class IA	640
Miscellaneous	47,460

Gross expenses	13,328,761
Less: Waiver from investment manager	(501,051)

Net expenses	12,827,710

NET INVESTMENT INCOME (LOSS)	11,414,845

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(5,205,866)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	49,120,760

Net realized gain (loss)	43,914,894

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	57,207,454

NET REALIZED AND UNREALIZED GAIN (LOSS)	101,122,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,537,193

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,414,845	$6,054,244
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	43,914,894	82,663,996
Net change in unrealized appreciation (depreciation) on investments	57,207,454	149,827,486

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,537,193	238,545,726

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2,779)	(4,796)
Class IB	(31,322,327)	(41,731,322)

	(31,325,106)	(41,736,118)

Distributions from net realized capital gains
Class IA	(4,435)	(1,154)
Class IB	(47,145,251)	(9,449,672)

	(47,149,686)	(9,450,826)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(78,474,792)	(51,186,944)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 508 and 431 shares, respectively ]	7,214	5,950
Capital shares repurchased [ (1,356) and (2,157) shares, respectively ]	(19,197)	(28,402)

Total Class IA transactions	(11,983)	(22,452)

Class IB
Capital shares sold [ 45,639,913 and 53,591,762 shares, respectively ]	644,932,207	719,161,247
Capital shares issued in reinvestment of dividends and distributions [ 5,519,933 and 3,704,039 shares, respectively ]	78,467,578	51,180,994
Capital shares repurchased [ (12,817,510) and (9,954,287) shares, respectively ]	(180,956,994)	(134,096,507)

Total Class IB transactions	542,442,791	636,245,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	542,430,808	636,223,282

TOTAL INCREASE (DECREASE) IN NET ASSETS	576,493,209	823,582,064
NET ASSETS:
Beginning of year	2,299,254,415	1,475,672,351

End of year (a)	$2,875,747,624	$2,299,254,415

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$75,299	$66,072

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013		2012		2011		2010
Net asset value, beginning of year	$13.93		$12.55		$11.65		$12.25		$11.31

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.03		0.05		0.18		0.05
Net realized and unrealized gain (loss) on investments	0.57		1.67		0.94		(0.44)		1.12

Total from investment operations	0.62		1.70		0.99		(0.26)		1.17

Less distributions:
Dividends from net investment income	(0.16)		(0.26)		(0.09)		(0.16)		(0.17)
Distributions from net realized gains	(0.25)		(0.06)		—		(0.18)		(0.06)

Total dividends and distributions	(0.41)		(0.32)		(0.09)		(0.34)		(0.23)

Net asset value, end of year	$14.14		$13.93		$12.55		$11.65		$12.25

Total return	4.44%		13.60%		8.53%		(2.08)%		10.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$253		$261		$257		$555		$362
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.21	%(k)	0.22	%(k)
Before waivers (f)	0.52%		0.52%		0.53%		0.28%		0.31%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.34%		0.20%		0.42%		1.47%		0.46%
Before waivers (f)(x)	0.32%		0.17%		0.38%		1.40%		0.36%
Portfolio turnover rate^	7%		6%		12%		15%		45%

	Year Ended December 31,
Class IB	2014		2013		2012		2011		2010
Net asset value, beginning of year	$13.95		$12.56		$11.66		$12.27		$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.04		0.08		0.13		0.15
Net realized and unrealized gain (loss) on investments	0.55		1.67		0.91		(0.42)		1.00

Total from investment operations	0.61		1.71		0.99		(0.29)		1.15

Less distributions:
Dividends from net investment income	(0.16)		(0.26)		(0.09)		(0.14)		(0.14)
Distributions from net realized gains	(0.25)		(0.06)		—		(0.18)		(0.06)

Total dividends and distributions	(0.41)		(0.32)		(0.09)		(0.32)		(0.20)

Net asset value, end of year	$14.15		$13.95		$12.56		$11.66		$12.27

Total return	4.36%		13.67%		8.52%		(2.40)%		10.11%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,875,494		$2,298,993		$1,475,415		$912,114		$536,319
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.49	%(j)	0.48	%(j)	0.46	%(k)	0.47	%(c)(k)
Before waivers (f)	0.52%		0.52%		0.53%		0.53%		0.56	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.44%		0.32%		0.64%		1.08%		1.23%
Before waivers (f)(x)	0.42%		0.29%		0.59%		1.01%		1.14%
Portfolio turnover rate^	7%		6%		12%		15%		45%
^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IA and 1.05% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.80% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	5.02%	7.63%	10.18%
S&P 500 Index	13.69	15.45	18.83
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	2.53
33% Barclays U.S. Intermediate Government Bond Index/10% VMI – Intl/10% VMI – MCC/30% VMI – LCC/10% VMI – SCC/7% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	5.84	9.00	10.85
* Date of inception 4/30/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.02% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 33% Barclays U.S. Intermediate Government Bond Index/10% VMI — Intl/10% VMI — MCC/30% VMI — LCC/10% VMI — SCC/7% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 5.84%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (15.5%), large cap value stocks (14.8%), mid cap stocks (10.0%), small cap stocks (10.7%) and international stocks (9.3%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (39.6%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s equities, which included a hefty allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns. The Portfolio’s fixed-income allocation was positive for the year as longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio roughly matched its blended benchmark during the period, after accounting for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
AXA 500 Managed Volatility Portfolio	38.8%
EQ/Intermediate Government Bond Portfolio	17.6
EQ/Core Bond Index Portfolio	16.0
AXA 2000 Managed Volatility Portfolio	11.9
AXA International Managed Volatility Portfolio	8.9
EQ/AllianceBernstein Short Duration Government Bond Portfolio	5.5
AXA 400 Managed Volatility Portfolio	1.3

AXA MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,013.22	$2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.60	2.63

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	38,050,911	$719,931,085
AXA 400 Managed Volatility Portfolio‡	3,876,982	80,475,504
AXA 500 Managed Volatility Portfolio‡	121,543,484	2,347,513,878
AXA International Managed Volatility Portfolio‡	43,673,082	537,032,501
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	33,319,479	330,413,567
EQ/Core Bond Index Portfolio‡	97,257,622	969,855,372

EQ/Intermediate Government Bond Portfolio‡	103,063,142	$1,062,326,520

Total Investments (100.1%) (Cost $5,331,364,408)		6,047,548,427
Other Assets Less Liabilities (-0.1%)		(3,953,125)

Net Assets (100%)		$6,043,595,302

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$615,188,996	$153,662,682	$43,053,862	$719,931,085	$2,765,360	$34,090,049
AXA 400 Managed Volatility Portfolio (b)	67,698,617	15,855,231	5,105,210	80,475,504	509,904	3,718,404
AXA 500 Managed Volatility Portfolio (c)	1,899,016,600	432,733,119	148,007,534	2,347,513,878	18,831,451	77,031,048
AXA International Managed Volatility Portfolio (d)	477,637,880	122,197,467	14,609,827	537,032,501	6,008,681	9,208,117
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	54,963,417	80,447,387	85,933,994	330,413,567	—	(34,311)
EQ/AllianceBernstein Short-Term Bond Portfolio (aa)	306,446,102	—	25,060,283	—	—	(11,312,750)
EQ/Core Bond Index Portfolio	728,529,010	237,369,527	2,221,560	969,855,372	15,130,889	(43)
EQ/Intermediate Government Bond Portfolio	829,205,911	227,536,488	2,628,779	1,062,326,520	6,961,610	905,841

	$4,978,686,533	$1,269,801,901	$326,621,049	$6,047,548,427	$50,207,895	$113,606,355

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K Shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $281,697,197, representing 30,200,502 shares of ABSTB and 28,342,756 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the Purchases and Sales listed above. The realized gain for ABSTB includes $(11,252,467) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$6,047,548,427	$—	$6,047,548,427

Total Assets	$—	$6,047,548,427	$—	$6,047,548,427

Total Liabilities	$—	$—	$—	$—

Total	$—	$6,047,548,427	$—	$6,047,548,427

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,269,801,901
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$327,810,117

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$720,939,953
Aggregate gross unrealized depreciation	(5,152,544)

Net unrealized appreciation	$715,787,409

Federal income tax cost of investments	$5,331,761,018

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $5,331,364,408)	$6,047,548,427
Receivable from Separate Accounts for Trust shares sold	2,781,743
Dividends, interest and other receivables	50
Other assets	14,661

Total assets	6,050,344,881

LIABILITIES
Overdraft payable	231,190
Payable for securities purchased	2,971,101
Distribution fees payable – Class IB	1,273,642
Administrative fees payable	764,189
Payable to Separate Accounts for Trust shares redeemed	677,679
Investment management fees payable	509,453
Trustees’ fees payable	8,830
Accrued expenses	313,495

Total liabilities	6,749,579

NET ASSETS	$6,043,595,302

Net assets were comprised of:
Paid in capital	$5,278,555,367
Accumulated undistributed net investment income (loss)	214,213
Accumulated undistributed net realized gain (loss) on investments	48,641,703
Net unrealized appreciation (depreciation) on investments	716,184,019

Net assets	$6,043,595,302

Class IB
Net asset value, offering and redemption price per share, $6,043,595,302 / 394,521,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.32

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$50,207,895
Interest	603

Total income	50,208,498

EXPENSES
Distribution fees – Class IB	13,709,328
Administrative fees	8,225,238
Investment management fees	5,483,696
Recoupment fees	445,063
Printing and mailing expenses	412,065
Professional fees	148,799
Trustees’ fees	134,798
Custodian fees	47,500
Miscellaneous	102,872

Total expenses	28,709,359

NET INVESTMENT INCOME (LOSS)	21,499,139

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(10,063,399)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	123,669,754

Net realized gain (loss)	113,606,355

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	136,933,509

NET REALIZED AND UNREALIZED GAIN (LOSS)	250,539,864

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$272,039,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$21,499,139	$9,342,035
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	113,606,355	214,088,343
Net change in unrealized appreciation (depreciation) on investments	136,933,509	417,340,330

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	272,039,003	640,770,708

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(71,534,747)	(101,898,704)
Distributions from net realized capital gains
Class IB	(125,492,123)	(25,029,532)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(197,026,870)	(126,928,236)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 74,977,975 and 83,438,721 shares, respectively ]	1,146,950,781	1,200,533,112
Capital shares issued in reinvestment of dividends and distributions [ 12,793,605 and 8,514,073 shares, respectively ]	197,026,870	126,928,236
Capital shares repurchased [ (23,042,227) and (14,899,100) shares, respectively ]	(351,953,392)	(215,413,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	992,024,259	1,112,047,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,067,036,392	1,625,890,308
NET ASSETS:
Beginning of year	4,976,558,910	3,350,668,602

End of year (a)	$6,043,595,302	$4,976,558,910

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$214,213	$198,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.09		$13.26		$12.15		$12.90		$11.82

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.03		0.07		0.12		0.13
Net realized and unrealized gain (loss) on investments	0.69		2.20		1.13		(0.56)		1.15

Total from investment operations	0.75		2.23		1.20		(0.44)		1.28

Less distributions:
Dividends from net investment income	(0.18)		(0.32)		(0.09)		(0.13)		(0.14)
Distributions from net realized gains	(0.34)		(0.08)		—		(0.18)		(0.06)

Total dividends and distributions	(0.52)		(0.40)		(0.09)		(0.31)		(0.20)

Net asset value, end of year	$15.32		$15.09		$13.26		$12.15		$12.90

Total return	5.02%		16.86%		9.89%		(3.36)%		10.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,043,595		$4,976,559		$3,350,669		$2,286,176		$1,289,725
Ratio of expenses to average net assets:
After waivers (f)	0.52	%(j)	0.53	%(j)	0.52	%(j)	0.50	%(j)	0.49	%(j)
Before waivers (f)	0.52%		0.53%		0.52%		0.52%		0.53%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.39%		0.23%		0.51%		0.93%		1.06%
Before waivers (f)(x)	0.39%		0.23%		0.51%		0.91%		1.02%
Portfolio turnover rate^	6%		6%		11%		13%		38%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10%.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares**	5.57%	8.66%	11.20%
Portfolio – Class IB Shares*	5.63	8.56	11.09
S&P 500 Index	13.69	15.45	18.83
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	2.53
25% Barclays U.S. Intermediate Government Bond Index/12% VMI – Intl/12% VMI – MCC/34% VMI – LCC/12% VMI – SCC/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	6.35	10.06	12.27
* Date of inception 4/30/09. ** Date of inception 9/11/09. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.63% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 25% Barclays U.S. Intermediate Government Bond Index/12% VMI — Intl/12% VMI — MCC/34% VMI — LCC/12% VMI — SCC/5% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 6.35%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (18.0%), large cap value stocks (17.2%), mid cap stocks (11.7%), small cap stocks (12.6%) and international stocks (10.8%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (29.7%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s equities, which included a hefty allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns. The Portfolio’s fixed-income allocation was modestly positive for the year as longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio roughly matched its blended benchmark during the period, after accounting for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
AXA 500 Managed Volatility Portfolio	45.1%
AXA 2000 Managed Volatility Portfolio	13.9
EQ/Intermediate Government Bond Portfolio	13.1
EQ/Core Bond Index Portfolio	11.9
AXA International Managed Volatility Portfolio	10.3
EQ/AllianceBernstein Short Duration Government Bond Portfolio	4.0
AXA 400 Managed Volatility Portfolio	1.7

AXA GROWTH STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,014.20	$2.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68
Class IB
Actual	1,000.00	1,014.81	2.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.56	2.68

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.53% and 0.53%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	24,221,670	$458,278,998
AXA 400 Managed Volatility Portfolio‡	2,643,474	54,871,262
AXA 500 Managed Volatility Portfolio‡	76,781,095	1,482,964,621
AXA International Managed Volatility Portfolio‡	27,508,551	338,262,952
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	13,357,965	132,464,643
EQ/Core Bond Index Portfolio‡	39,121,230	390,117,855

EQ/Intermediate Government Bond Portfolio‡	41,810,569	$430,963,729

Total Investments (100.0%) (Cost $2,948,507,396)		3,287,924,060
Other Assets Less Liabilities (0.0%)		(1,370,344)

Net Assets (100%)		$3,286,553,716

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$329,604,898	$145,749,101	$14,221,340	$458,278,998	$1,751,158	$20,989,421
AXA 400 Managed Volatility Portfolio (b)	40,796,540	17,283,703	4,478,866	54,871,262	345,895	2,464,212
AXA 500 Managed Volatility Portfolio (c)	1,012,151,695	440,057,498	64,249,138	1,482,964,621	11,835,323	47,184,055
AXA International Managed Volatility Portfolio (d)	252,804,993	115,897,958	84,784	338,262,952	3,763,541	5,689,887
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	20,733,236	51,952,066	35,650,390	132,464,643	—	(11,845)
EQ/AllianceBernstein Short-Term Bond Portfolio (aa)	102,642,625	—	7,013,496	—	—	(3,006,948)
EQ/Core Bond Index Portfolio	248,381,589	140,122,517	86,713	390,117,855	6,055,370	12
EQ/Intermediate Government Bond Portfolio	282,022,039	146,322,547	102,142	430,963,729	2,809,066	365,508

	$2,289,137,615	$1,057,385,390	$125,886,869	$3,287,924,060	$26,560,353	$73,674,302

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K Shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $95,726,918, representing 10,262,796 shares of ABSTB and 9,631,493 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the Purchases and Sales listed above. The realized gain for ABSTB includes $(2,993,453) of realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,287,924,060	$—	$3,287,924,060

Total Assets	$—	$3,287,924,060	$—	$3,287,924,060

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,287,924,060	$—	$3,287,924,060

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,057,385,390
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$125,970,888

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$347,404,318
Aggregate gross unrealized depreciation	(8,140,937)

Net unrealized appreciation	$339,263,381

Federal income tax cost of investments	$2,948,660,679

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,948,507,396)	$3,287,924,060
Cash	219,777
Receivable from Separate Accounts for Trust shares sold	2,570,250
Dividends, interest and other receivables	279
Other assets	8,662

Total assets	3,290,723,028

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,980,385
Distribution fees payable – Class IB	688,329
Payable for securities purchased	532,679
Administrative fees payable	413,168
Investment management fees payable	380,252
Trustees’ fees payable	5,035
Distribution fees payable – Class IA	281
Accrued expenses	169,183

Total liabilities	4,169,312

NET ASSETS	$3,286,553,716

Net assets were comprised of:
Paid in capital	$2,916,468,577
Accumulated undistributed net investment income (loss)	84,935
Accumulated undistributed net realized gain (loss) on investments	30,583,540
Net unrealized appreciation (depreciation) on investments	339,416,664

Net assets	$3,286,553,716

Class IA
Net asset value, offering and redemption price per share, $1,322,652 / 83,004 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.93

Class IB
Net asset value, offering and redemption price per share, $3,285,231,064 / 205,987,273 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$26,560,353
Interest	2,895

Total income	26,563,248

EXPENSES
Distribution fees – Class IB	6,907,357
Administrative fees	4,167,786
Investment management fees	2,764,220
Printing and mailing expenses	214,225
Recoupment fees	150,547
Professional fees	88,232
Trustees’ fees	66,190
Custodian fees	38,500
Distribution fees – Class IA	3,244
Miscellaneous	46,987

Total expenses	14,447,288

NET INVESTMENT INCOME (LOSS)	12,115,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(2,909,434)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	76,583,736

Net realized gain (loss)	73,674,302

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	70,281,377

NET REALIZED AND UNREALIZED GAIN (LOSS)	143,955,679

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$156,071,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,115,960	$4,631,216
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	73,674,302	110,518,508
Net change in unrealized appreciation (depreciation) on investments	70,281,377	194,042,237

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	156,071,639	309,191,961

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(17,494)	(30,334)
Class IB	(43,144,531)	(53,331,874)

	(43,162,025)	(53,362,208)

Distributions from net realized capital gains
Class IA	(30,359)	(6,873)
Class IB	(69,326,416)	(10,097,569)

	(69,356,775)	(10,104,442)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(112,518,800)	(63,466,650)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 2,983 and 2,413 shares, respectively ]	47,853	37,207
Capital shares repurchased [ (2,295) and (15,515) shares, respectively ]	(36,601)	(232,256)

Total Class IA transactions	11,252	(195,049)

Class IB
Capital shares sold [ 62,337,657 and 58,771,120 shares, respectively ]	991,437,541	872,629,243
Capital shares issued in reinvestment of dividends and distributions [ 7,005,144 and 4,103,018 shares, respectively ]	112,470,947	63,429,443
Capital shares repurchased [ (9,499,456) and (7,072,837) shares, respectively ]	(150,924,093)	(104,795,484)

Total Class IB transactions	952,984,395	831,263,202

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	952,995,647	831,068,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	996,548,486	1,076,793,464
NET ASSETS:
Beginning of year	2,290,005,230	1,213,211,766

End of year (a)	$3,286,553,716	$2,290,005,230

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$84,935	$79,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.65		$13.40		$12.14		$13.06		$11.89

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.01		0.05		0.09		0.08
Net realized and unrealized gain (loss) on investments	0.82		2.70		1.31		(0.63)		1.34

Total from investment operations	0.87		2.71		1.36		(0.54)		1.42

Less distributions:
Dividends from net investment income	(0.21)		(0.38)		(0.10)		(0.18)		(0.17)
Distributions from net realized gains	(0.38)		(0.08)		—		(0.20)		(0.08)

Total dividends and distributions	(0.59)		(0.46)		(0.10)		(0.38)		(0.25)

Net asset value, end of year	$15.93		$15.65		$13.40		$12.14		$13.06

Total return	5.57%		20.25%		11.18%		(4.14)%		11.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,323		$1,288		$1,279		$1,188		$1,546
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.51	%(j)	0.51	% (j)	0.23	%(k)	0.22	%(k)
Before waivers and reimbursements (f)	0.52%		0.52%		0.53%		0.28%		0.30%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.31%		0.06%		0.36%		0.66%		0.68%
Before waivers and reimbursements (f)(x)	0.31%		0.05%		0.33%		0.62%		0.60%
Portfolio turnover rate^	5%		5%		9%		13%		27%

	Year Ended December 31,
Class IB	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.66		$13.41		$12.15		$13.07		$11.90

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.04		0.07		0.09		0.07
Net realized and unrealized gain (loss) on investments	0.81		2.67		1.29		(0.66)		1.32

Total from investment operations	0.88		2.71		1.36		(0.57)		1.39

Less distributions:
Dividends from net investment income	(0.21)		(0.38)		(0.10)		(0.15)		(0.14)
Distributions from net realized gains	(0.38)		(0.08)		—		(0.20)		(0.08)

Total dividends and distributions	(0.59)		(0.46)		(0.10)		(0.35)		(0.22)

Net asset value, end of year	$15.95		$15.66		$13.41		$12.15		$13.07

Total return	5.63%		20.24%		11.17%		(4.38)%		11.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,285,231		$2,288,717		$1,211,933		$740,513		$577,351
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.51	%(j)	0.51	%(j)	0.48	%(k)	0.47	%(k)
Before waivers and reimbursements (f)	0.52%		0.52%		0.53%		0.53%		0.55	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.44%		0.27%		0.55%		0.67%		0.61%
Before waivers and reimbursements (f)(x)	0.44%		0.26%		0.53%		0.62%		0.54%
Portfolio turnover rate^	5%		5%		9%		13%		27%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.10% for Class IA and 1.10% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class IA and 1.10% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	6.24%	12.46%
S&P 500 Index	13.69	18.11
Barclays U.S. Intermediate Government Bond Index	2.52	1.04
17% Barclays U.S. Intermediate Government Bond Index/13% VMI – Intl/13% VMI – MCC/41% VMI – LCC/13% VMI – SCC/3% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	7.17	13.20
* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.24% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index, and the 17% Barclays U.S. Intermediate Government Bond Index/13% VMI — Intl/13% VMI — MCC/41% VMI — LCC/13% VMI — SCC/3% BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 13.69%, 2.52% and 7.17%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

•

As of 12/31/2014, the Portfolio’s equity allocation consisted of large cap growth stocks (20.5%), large cap value stocks (19.5%), mid cap stocks (13.2%), small cap stocks (14.6%), international stocks (12.4%) and emerging market stocks (0.1%).

•	As of 12/31/2014, the Portfolio’s fixed income allocation consisted of investment grade bonds (19.6%).

•

In 2014 the world’s economies diverged, as U.S. growth drove stocks to higher levels, while international stocks were hurt by the rising dollar, global political tensions and sputtering economies in Europe and Japan. In the fixed-income markets, the U.S. Federal Reserve wound down its quantitative easing program, and most major fixed-income sectors provided positive returns, with the U.S. leading the way by a substantial margin. The Portfolio’s equities, which included a hefty allocation to international stocks and beleaguered small-caps, nonetheless provided attractive positive returns. The Portfolio’s fixed-income allocation was modestly negative for the year even though longer-term bonds and credit-sensitive issues tended to benefit from the rush to bonds.

•

Accordingly, the Portfolio underperformed its primary equity benchmark but outperformed its primary fixed-income benchmark. The Portfolio roughly matched its blended benchmark during the period, after accounting for fees.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
AXA 500 Managed Volatility Portfolio	51.3%
AXA 2000 Managed Volatility Portfolio	16.2
AXA International Managed Volatility Portfolio	11.9
EQ/Intermediate Government Bond Portfolio	8.4
EQ/Core Bond Index Portfolio	7.6
EQ/AllianceBernstein Short Duration Government Bond Portfolio	2.9
AXA 400 Managed Volatility Portfolio	1.7

AXA AGGRESSIVE STRATEGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,015.85	$2.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.65

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
AXA 2000 Managed Volatility Portfolio‡	13,578,611	$256,910,115
AXA 400 Managed Volatility Portfolio‡	1,297,578	26,934,152
AXA 500 Managed Volatility Portfolio‡	42,094,466	813,020,498
AXA International Managed Volatility Portfolio‡	15,280,503	187,898,956
EQ/AllianceBernstein Short Duration Government Bond Portfolio*‡	4,591,541	45,532,143

EQ/Core Bond Index Portfolio‡	11,988,409	$119,548,707
EQ/Intermediate Government Bond Portfolio‡	12,938,122	133,360,091

Total Investments (99.9%) (Cost $1,517,620,675)		1,583,204,662
Other Assets Less Liabilities (0.1%)		2,109,323

Net Assets (100%)		$1,585,313,985

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA 2000 Managed Volatility Portfolio (a)	$121,862,014	$142,465,091	$6,499,301	$256,910,115	$977,458	$11,433,395
AXA 400 Managed Volatility Portfolio (b)	9,948,188	16,598,876	—	26,934,152	168,645	1,153,414
AXA 500 Managed Volatility Portfolio (c)	376,148,267	418,355,305	25,384,142	813,020,498	6,458,815	25,142,712
AXA International Managed Volatility Portfolio (d)	92,387,153	111,888,874	—	187,898,956	2,080,814	3,027,952
EQ/AllianceBernstein Short Duration Government Bond Portfolio (aa)	5,541,391	27,324,828	8,350,597	45,532,143	—	(597)
EQ/AllianceBernstein Short-Term Bond Portfolio (aa)	21,848,191	—	751,145	—	—	(152,134)
EQ/Core Bond Index Portfolio	52,263,584	67,184,268	—	119,548,707	1,846,203	—
EQ/Intermediate Government Bond Portfolio	58,548,509	74,274,251	—	133,360,091	865,200	112,578

	$738,547,297	$858,091,493	$40,985,185	$1,583,204,662	$12,397,135	$40,717,320

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as AXA Tactical Manager 2000 Portfolio.
(b)	Formerly known as AXA Tactical Manager 400 Portfolio.
(c)	Formerly known as AXA Tactical Manager 500 Portfolio.
(d)	Formerly known as AXA Tactical Manager International Portfolio.
(aa)	On March 19, 2014, the Portfolio exchanged all of its Class K shares in EQ/AllianceBernstein Short-Term Bond Portfolio (“ABSTB”) for Class K shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ABSDGB”) in the amount of $21,116,236, representing 2,263,853 shares of ABSTB and 2,124,595 shares of ABSDGB, as a taxable transfer. These amounts are not reflected in the purchases and sales listed above. The realized gain for ABSTB includes of $(150,989) realized gain (loss) due to the in-kind transaction listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,583,204,662	$—	$1,583,204,662

Total Assets	$—	$1,583,204,662	$—	$1,583,204,662

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,583,204,662	$—	$1,583,204,662

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$858,091,493
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$41,020,001

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$79,214,120
Aggregate gross unrealized depreciation	(13,640,764)

Net unrealized appreciation	$65,573,356

Federal income tax cost of investments	$1,517,631,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,517,620,675)	$1,583,204,662
Cash	1,114,903
Receivable from Separate Accounts for Trust shares sold	2,825,656
Dividends, interest and other receivables	223
Other assets	4,493

Total assets	1,587,149,937

LIABILITIES
Payable for securities purchased	1,106,575
Distribution fees payable – Class IB	329,553
Administrative fees payable	197,733
Investment management fees payable	131,820
Trustees’ fees payable	2,613
Payable to Separate Accounts for Trust shares redeemed	371
Accrued expenses	67,287

Total liabilities	1,835,952

NET ASSETS	$1,585,313,985

Net assets were comprised of:
Paid in capital	$1,502,877,004
Accumulated undistributed net investment income (loss)	1,635
Accumulated undistributed net realized gain (loss) on investments	16,851,359
Net unrealized appreciation (depreciation) on investments	65,583,987

Net assets	$1,585,313,985

Class IB
Net asset value, offering and redemption price per share, $1,585,313,985 / 124,132,838 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$12,397,135
Interest	2,949

Total income	12,400,084

EXPENSES
Distribution fees – Class IB	2,870,868
Administrative fees	1,744,054
Investment management fees	1,148,339
Printing and mailing expenses	93,931
Recoupment fees	65,984
Professional fees	55,598
Custodian fees	32,000
Trustees’ fees	25,810
Miscellaneous	14,888

Total expenses	6,051,472

NET INVESTMENT INCOME (LOSS)	6,348,612

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	(116,173)
Net distributions of realized gain received from Underlying Portfolios (All realized gains received from affiliates)	40,833,493

Net realized gain (loss)	40,717,320

Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	27,702,046

NET REALIZED AND UNREALIZED GAIN (LOSS)	68,419,366

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,767,978

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,348,612	$1,868,488
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	40,717,320	38,956,204
Net change in unrealized appreciation (depreciation) on investments	27,702,046	36,135,125

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,767,978	76,959,817

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(22,878,087)	(19,066,950)
Distributions from net realized capital gains
Class IB	(28,003,509)	(1,757,111)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,881,596)	(20,824,061)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 62,866,786 and 47,927,758 shares, respectively ]	797,426,797	563,797,194
Capital shares issued in reinvestment of dividends and distributions [ 3,953,855 and 1,690,609 shares, respectively ]	50,881,596	20,824,061
Capital shares repurchased [ (2,237,123) and (1,996,103) shares, respectively ]	(28,391,007)	(23,270,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	819,917,386	561,350,417

TOTAL INCREASE (DECREASE) IN NET ASSETS	843,803,768	617,486,173
NET ASSETS:
Beginning of year	741,510,217	124,024,044

End of year (a)	$1,585,313,985	$741,510,217

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,635	$156

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA AGGRESSIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				April 12, 2012* to December 31, 2012
Class IB	2014		2013
Net asset value, beginning of period	$12.45		$10.40		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07		0.06		0.17
Net realized and unrealized gain (loss) on investments	0.71		2.37		0.33

Total from investment operations	0.78		2.43		0.50

Less distributions:
Dividends from net investment income	(0.19)		(0.34)		(0.10)
Distributions from net realized gains	(0.27)		(0.04)		—	#

Total dividends and distributions	(0.46)		(0.38)		(0.10)

Net asset value, end of period	$12.77		$12.45		$10.40

Total return (b)	6.24%		23.38%		5.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,585,314		$741,510		$124,024
Ratio of expenses to average net assets:
After waivers (a)(f)	0.53	%(j)	0.55	%(k)	0.55	%(k)
Before waivers (a)(f)	0.53%		0.55%		0.76%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)(x)	0.55%		0.50%		2.31	%(l)
Before waivers (a)(f)(x)	0.55%		0.50%		2.10	%(l)
Portfolio turnover rate (z)^	4%		5%		2%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12%.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15%.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY

PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	5.49%	9.58%	3.01%
Portfolio – Class IB Shares*	5.49	9.47	2.85
S&P 500 Index	13.69	15.45	6.67
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.33
66% VMI – LCC/17% VMI – Intl/17% Barclays U.S. Intermediate Government/Credit Bond Index	8.58	11.33	7.10
* Date of inception 4/30/07. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.49% for the year ended December 31, 2014. This compares to the returns of the following broad benchmarks over the same period: the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 66% VMI — LCC/17% VMI — Intl /17% Barclays U.S. Intermediate Government/Credit Bond Index, which returned 13.69%, 3.13% and 8.58%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

The Portfolio had exposure to fixed-income instruments, along with U.S. and non-U.S. stocks. In 2014, the U.S. economy grew, underpinned by manufacturing activity, consumer and business spending, federal defense spending and a narrower trade deficit helped by lower oil imports. Home sales weakened given supply, lending rate and credit concerns but recovered after April as rates declined. Retail sales improved, supported by job growth and lower fuel prices. Inflation remained low and unemployment declined.

Outside of the U.S., the positive data points that had emerged in Europe in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies. However, the economy slipped back into recession in the third quarter of 2014 following a consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Countries like India and Indonesia have benefited from business-friendly new administrations.

2014 was an unexpected year for U.S. fixed income as Treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation, even as the U.S. economy displayed signs of healthy growth from mid-year onward.

In 2014, the Portfolio’s three holdings all produced positive gains, with large-cap U.S. equities accounting for most of the returns, in line with market results. The global equity holdings roughly matched their benchmark, contributing positive returns with Consumer Discretionary stocks and an overweight to Health Care. The U.S. large-cap portfolio provided strong but below-benchmark returns, largely because of energy and commodity holdings. The balanced holdings also were positive, but lagged their benchmark due to energy- and materials-related equity and fixed-income investments, most of which declined. In line with its underlying holdings, the Portfolio outperformed its bond primary benchmark, but underperformed a representative basket of U.S. large-cap equities and its composite benchmark.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
AXA/Franklin Balanced Managed Volatility Portfolio	33.4%
AXA/Mutual Large Cap Equity Managed Volatility Portfolio	33.4
AXA/Templeton Global Equity Managed Volatility Portfolio	33.2

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$988.88	$2.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04
Class IB
Actual	1,000.00	988.88	2.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.19	2.04

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.40% and 0.40%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
AXA/Franklin Balanced Managed Volatility Portfolio‡	46,434,873	$481,051,518
AXA/Mutual Large Cap Equity Managed Volatility Portfolio‡	36,964,210	480,586,429
AXA/Templeton Global Equity Managed Volatility Portfolio‡	41,516,037	476,785,239

Total Investments (99.9%) (Cost $1,102,033,073)		1,438,423,186
Other Assets Less Liabilities (0.1%)		2,072,968

Net Assets (100%)		$1,440,496,154

‡	Affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
AXA/Franklin Balanced Managed Volatility Portfolio (a)	$493,875,223	$23,419,940	$54,499,914	$481,051,518	$12,068,152	$(1,895)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio (b)	504,616,921	17,105,566	70,142,540	480,586,429	9,753,777	7,355,478
AXA/Templeton Global Equity Managed Volatility Portfolio (c)	498,483,163	34,310,386	53,977,613	476,785,239	7,958,375	522,040

	$1,496,975,307	$74,835,892	$178,620,067	$1,438,423,186	$29,780,304	$7,875,623

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.
(a)	Formerly known as EQ/Franklin Core Balanced Portfolio.
(b)	Formerly known as EQ/Mutual Large Cap Equity Portfolio.
(c)	Formerly known as EQ/Templeton Global Equity Portfolio.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,438,423,186	$—	$1,438,423,186

Total Assets	$—	$1,438,423,186	$—	$1,438,423,186

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,438,423,186	$—	$1,438,423,186

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$74,835,892
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$186,495,690

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$336,885,752
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$336,885,752

Federal income tax cost of investments	$1,101,537,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,102,033,073)	$1,438,423,186
Cash	1,012,532
Receivable from Separate Accounts for Trust shares sold	1,062,612
Receivable for securities sold	747,454
Dividends, interest and other receivables	132
Other assets	2,728

Total assets	1,441,248,644

LIABILITIES
Distribution fees payable – Class IB	305,509
Administrative fees payable	182,192
Payable to Separate Accounts for Trust shares redeemed	82,889
Trustees’ fees payable	2,055
Distribution fees payable – Class IA	1,368
Accrued expenses	178,477

Total liabilities	752,490

NET ASSETS	$1,440,496,154

Net assets were comprised of:
Paid in capital	$1,218,431,595
Accumulated undistributed net investment income (loss)	974,382
Accumulated undistributed net realized gain (loss) on investments	(115,299,936)
Net unrealized appreciation (depreciation) on investments	336,390,113

Net assets	$1,440,496,154

Class IA
Net asset value, offering and redemption price per share, $6,474,519 / 624,157 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.37

Class IB
Net asset value, offering and redemption price per share, $1,434,021,635 / 138,256,226 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$29,780,304
Interest	1,259

Total income	29,781,563

EXPENSES
Distribution fees – Class IB	3,623,574
Administrative fees	2,203,035
Investment management fees	727,187
Printing and mailing expenses	113,581
Professional fees	65,270
Trustees’ fees	37,291
Custodian fees	27,500
Distribution fees – Class IA	12,253
Miscellaneous	31,723

Gross expenses	6,841,414
Less: Waiver from investment manager	(1,023,445)

Net expenses	5,817,969

NET INVESTMENT INCOME (LOSS)	23,963,594

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments (All realized gain (loss) from affiliates)	7,875,623
Net change in unrealized appreciation (depreciation) on investments (All of change in unrealized appreciation (depreciation) from affiliates)	45,232,054

NET REALIZED AND UNREALIZED GAIN (LOSS)	53,107,677

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$77,071,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,963,594	$16,096,856
Net realized gain (loss) on investments	7,875,623	950,345
Net change in unrealized appreciation (depreciation) on investments	45,232,054	283,892,349

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,071,271	300,939,550

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(106,631)	(37,518)
Class IB	(23,856,982)	(16,069,026)

	(23,963,613)	(16,106,544)

Distributions from net realized capital gains
Class IA	(22,321)	—
Class IB	(4,993,953)	—

	(5,016,274)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(28,979,887)	(16,106,544)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 323,846 and 1,304,218 shares, respectively ]	3,385,476	11,573,997
Capital shares issued in reinvestment of dividends and distributions [ 12,337 and 3,781 shares, respectively ]	128,952	37,518
Capital shares repurchased [ (61,231) and (1,157,851) shares, respectively ]	(636,696)	(10,373,239)

Total Class IA transactions	2,877,732	1,238,276

Class IB
Capital shares sold [ 6,965,883 and 11,448,792 shares, respectively ]	72,604,908	104,780,941
Capital shares issued in reinvestment of dividends and distributions [ 2,760,342 and 1,619,394 shares, respectively ]	28,850,935	16,069,026
Capital shares repurchased [ (20,337,294) and (24,993,719) shares, respectively ]	(209,151,154)	(234,268,150)

Total Class IB transactions	(107,695,311)	(113,418,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(104,817,579)	(112,179,907)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(56,726,195)	172,653,099
NET ASSETS:
Beginning of year	1,497,222,349	1,324,569,250

End of year (a)	$1,440,496,154	$1,497,222,349

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$974,382	$1,111,209

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.03	$8.23	$7.30	$7.79	$7.20

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24	0.14	0.19	0.19	0.27
Net realized and unrealized gain (loss) on investments	0.32	1.77	0.89	(0.52)	0.49

Total from investment operations	0.56	1.91	1.08	(0.33)	0.76

Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.15)	(0.16)	(0.17)
Distributions from net realized gains	(0.04)	—	—	—	—

Total dividends and distributions	(0.22)	(0.11)	(0.15)	(0.16)	(0.17)

Net asset value, end of year	$10.37	$10.03	$8.23	$7.30	$7.79

Total return	5.49%	23.20%	14.74%	(4.17)%	10.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,475	$3,504	$1,638	$1,024	$543
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.15%	0.15%
Before waivers and reimbursements (f)	0.47%	0.47%	0.48%	0.22%	0.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.33%	1.55%	2.41%	2.50%	3.69%
Before waivers and reimbursements (f)(x)	2.26%	1.48%	2.33%	2.43%	3.62%
Portfolio turnover rate^	5%	8%	4%	5%	8%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.03	$8.23	$7.30	$7.79	$7.20

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.17	0.10	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	0.39	1.81	0.94	(0.49)	0.59

Total from investment operations	0.56	1.91	1.08	(0.35)	0.74

Less distributions:
Dividends from net investment income	(0.18)	(0.11)	(0.15)	(0.14)	(0.15)
Distributions from net realized gains	(0.04)	—	—	—	—

Total dividends and distributions	(0.22)	(0.11)	(0.15)	(0.14)	(0.15)

Net asset value, end of year	$10.37	$10.03	$8.23	$7.30	$7.79

Total return	5.49%	23.20%	14.74%	(4.41)%	10.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,434,022	$1,493,718	$1,322,931	$1,266,765	$1,431,664
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.40%	0.40%	0.40%	0.40%	0.40%
Before waivers and reimbursements (f)	0.47%	0.47%	0.48%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.65%	1.11%	1.75%	1.78%	1.99%
Before waivers and reimbursements (f)(x)	1.57%	1.04%	1.67%	1.71%	1.92%
Portfolio turnover rate^	5%	8%	4%	5%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying portfolios in which the Portfolio invests.

See Notes to Financial Statements.

EQ/ENERGY ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(15.18)%	(12.00)%
Portfolio – Class K Shares*	(14.97)	(11.78)
Energy Select Sector Index	(8.47)	(5.25)
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.18)% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmark over the same period: the Energy Select Sector Index, which returned (8.47)%.

Portfolio Highlights

For the year ended December 31, 2014

With total U.S. oil and gas production now exceeding that of Russia and Saudi Arabia, and with global demand falling as economic growth slowed in China and the appetite for fossil fuels fell in the developed world, oil prices fell dramatically in 2014. Large-cap diversified oil producers were hurt, but not to the same dramatic extent as smaller-cap firms, especially those in exploration, equipment and services, which are most vulnerable to low oil prices.

Against this backdrop, the Portfolio’s diversified basket of ETFs across a broad range of energy sectors fell, underperforming its benchmark, which includes exclusively large-cap diversified oil producers.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
Energy Select Sector SPDR® Fund	30.1%
Vanguard Energy ETF	17.4
iShares® U.S. Energy ETF	14.3
iShares® Global Energy ETF	7.2
PowerShares Dynamic Energy Exploration & Production Portfolio	6.4
PowerShares S&P Smallcap Energy Portfolio	5.8
iShares® North American Natural Resources ETF	4.8
PowerShares DWA Energy Momentum Portfolio	2.3
iShares® U.S. Oil & Gas Exploration & Production ETF	2.0
SPDR® S&P Oil & Gas Exploration & Production ETF	2.0
SPDR® S&P Oil & Gas Equipment & Services ETF	1.9
iShares® U.S. Oil Equipment & Services ETF	1.8
PowerShares Dynamic Oil & Gas Services Portfolio	1.5
PowerShares Cleantech Portfolio	0.5
PowerShares WilderHill Clean Energy Portfolio	0.4
PowerShares Global Clean Energy Portfolio	0.4
iShares® Global Clean Energy ETF	0.4
PowerShares WilderHill Progressive Energy Portfolio	0.4
SPDR® S&P International Energy Sector ETF	0.4

EQ/ENERGY ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$743.84	$4.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	744.38	3.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Energy Select Sector SPDR® Fund	23,220	$1,838,095
iShares® Global Clean Energy ETF	2,540	24,511
iShares® Global Energy ETF	11,760	437,354
iShares® North American Natural Resources ETF	7,650	293,148
iShares® U.S. Energy ETF	19,550	876,036
iShares® U.S. Oil & Gas Exploration & Production ETF	1,680	120,019
iShares® U.S. Oil Equipment & Services ETF	2,250	112,410
PowerShares Cleantech Portfolio	1,110	31,974
PowerShares DWA Energy Momentum Portfolio	3,100	138,911
PowerShares Dynamic Energy Exploration & Production Portfolio	14,210	394,185
PowerShares Dynamic Oil & Gas Services Portfolio	5,210	91,279
PowerShares Global Clean Energy Portfolio	2,250	$25,920
PowerShares S&P Smallcap Energy Portfolio	11,980	355,566
PowerShares WilderHill Clean Energy Portfolio	5,140	27,088
PowerShares WilderHill Progressive Energy Portfolio	880	23,271
SPDR® S&P International Energy Sector ETF	1,100	22,682
SPDR® S&P Oil & Gas Equipment & Services ETF	4,150	117,072
SPDR® S&P Oil & Gas Exploration & Production ETF	2,510	120,129
Vanguard Energy ETF	9,540	1,064,855

Total Investments (99.3%) (Cost $7,160,593)		6,114,505
Other Assets Less Liabilities (0.7%)		43,941

Net Assets (100%)		$6,158,446

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$6,114,505	$—	$—	$6,114,505

Total Assets	$6,114,505	$—	$—	$6,114,505

Total Liabilities	$—	$—	$—	$—

Total	$6,114,505	$—	$—	$6,114,505

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,089,922
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$225,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1
Aggregate gross unrealized depreciation	(1,046,535)

Net unrealized depreciation	$(1,046,534)

Federal income tax cost of investments	$7,161,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $7,160,593)	$6,114,505
Cash	93,185
Dividends, interest and other receivables	259
Receivable from Separate Accounts for Trust shares sold	157
Other assets	34

Total assets	6,208,140

LIABILITIES
Payable for securities purchased	23,983
Administrative fees payable	2,541
Distribution fees payable – Class IB	495
Payable to Separate Accounts for Trust shares redeemed	186
Trustees’ fees payable	14
Accrued expenses	22,475

Total liabilities	49,694

NET ASSETS	$6,158,446

Net assets were comprised of:
Paid in capital	$7,205,164
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(630)
Net unrealized appreciation (depreciation) on investments	(1,046,088)

Net assets	$6,158,446

Class IB
Net asset value, offering and redemption price per share, $2,417,389 / 291,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.30

Class K
Net asset value, offering and redemption price per share, $3,741,057 / 450,981 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$110,546
Interest	54

Total income	110,600

EXPENSES
Offering costs	35,797
Administrative fees	34,230
Professional fees	32,105
Investment management fees	31,340
Custodian fees	15,000
Distribution fees – Class IB	6,107
Printing and mailing expenses	1,041
Trustees’ fees	157
Miscellaneous	758

Gross expenses	156,535
Less: Waiver from investment manager	(65,570)
Reimbursement from investment manager	(41,006)

Net expenses	49,959

NET INVESTMENT INCOME (LOSS)	60,641

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	18,480
Net change in unrealized appreciation (depreciation) on investments	(1,096,747)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,078,267)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,017,626)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$60,641	$24,200
Net realized gain (loss) on investments	18,480	(138)
Net change in unrealized appreciation (depreciation) on investments	(1,096,747)	50,659

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,017,626)	74,721

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(34,883)	(12,168)
Class K	(61,892)	(20,516)

	(96,775)	(32,684)

Distributions from net realized capital gains
Class IB	(7,347)	—
Class K	(11,322)	—

	(18,669)	—

Return of capital
Class IB	(4,046)	(19,961)
Class K	(7,180)	(33,656)

	(11,226)	(53,617)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(126,670)	(86,301)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 85,961 and 200,304 shares, respectively ]	824,781	2,003,000
Capital shares issued in reinvestment of dividends and distributions [ 5,658 and 3,309 shares, respectively ]	46,276	32,129
Capital shares repurchased [ (3,814) and 0# shares, respectively ]	(35,296)	(2)

Total Class IB transactions	835,761	2,035,127

Class K
Capital shares sold [ 149,959 and 351,034 shares, respectively ]	1,462,720	3,511,737
Capital shares issued in reinvestment of dividends and distributions [ 9,830 and 5,580 shares, respectively ]	80,394	54,172
Capital shares repurchased [ (45,686) and (19,736) shares, respectively ]	(468,779)	(196,810)

Total Class K transactions	1,074,335	3,369,099

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,910,096	5,404,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	765,800	5,392,646
NET ASSETS:
Beginning of period	5,392,646	—

End of period (a)	$6,158,446	$5,392,646

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

* The Portfolio commenced operations on October 28, 2013.
# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ENERGY ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08	0.04
Net realized and unrealized gain (loss) on investments	(1.59)	0.10

Total from investment operations	(1.51)	0.14

Less distributions:
Dividends from net investment income	(0.12)	(0.06)
Distributions from net realized gains	(0.03)	—
Return of capital	(0.02)	(0.10)

Total dividends and distributions	(0.17)	(0.16)

Net asset value, end of period	$8.30	$9.98

Total return (b)	(15.18)%	1.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,417	$2,032
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.65%	3.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.83%	2.47	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.87)%	(0.16	)%(l)
Portfolio turnover rate (z)^	4%	5%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.98	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11	0.05
Net realized and unrealized gain (loss) on investments	(1.60)	0.09

Total from investment operations	(1.49)	0.14

Less distributions:
Dividends from net investment income	(0.14)	(0.06)
Distributions from net realized gains	(0.03)	—
Return of capital	(0.02)	(0.10)

Total dividends and distributions	(0.19)	(0.16)

Net asset value, end of period	$8.30	$9.98

Total return (b)	(14.97)%	1.49%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,741	$3,361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.40%	3.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x).	1.06%	2.73	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.64)%	0.09	%(l)
Portfolio turnover rate (z)^	4%	5%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(7.01)%	4.40%	1.06%
Portfolio – Class K Shares**	(6.90)	N/A	8.26
MSCI EAFE Index	(4.90)	5.33	2.26
* Date of inception 8/25/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned (7.01)% for the year ended December 31, 2014. The Portfolio’s benchmark over the same period: the MSCI EAFE Index, returned (4.90)%.

Portfolio Highlights

For the year ended December 31, 2014

In the international markets, oil prices tumbled, the U.S. dollar strengthened significantly and geopolitical risks from Russia to the Middle East added new threats. As a result, non-U.S. developed market stocks fell during the year. The Portfolio’s holdings in non-U.S. developed stocks, and Europe in particular, produced most of the negative return as the Portfolio underperformed its benchmark.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
Vanguard FTSE Developed Markets ETF	22.2%
iShares® MSCI EAFE ETF	19.8
iShares® Europe ETF	19.2
iShares® MSCI EAFE Growth ETF	12.0
iShares® MSCI EAFE Value ETF	11.6
iShares® MSCI Japan ETF	6.4
iShares® MSCI Pacific ex-Japan ETF	4.4
iShares® Core MSCI EAFE ETF	2.3
iShares® MSCI United Kingdom ETF	1.1
iShares® MSCI Germany ETF	0.5
iShares® MSCI Switzerland Capped ETF	0.5

EQ/INTERNATIONAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$895.60	$3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class K
Actual	1,000.00	895.39	2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.43	2.80

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares® Core MSCI EAFE ETF	39,500	$2,185,140
iShares® Europe ETF	430,834	18,323,370
iShares® MSCI EAFE ETF	309,341	18,820,307
iShares® MSCI EAFE Growth ETF	174,009	11,449,792
iShares® MSCI EAFE Value ETF	215,810	11,012,784
iShares® MSCI Germany ETF	19,200	526,272
iShares® MSCI Japan ETF	538,232	6,049,728
iShares® MSCI Pacific ex-Japan ETF	95,456	4,195,291

iShares® MSCI Switzerland Capped ETF	14,700	$465,843
iShares® MSCI United Kingdom ETF	55,900	1,007,877
Vanguard FTSE Developed Markets ETF	559,300	21,186,284

Total Investments (99.8%) (Cost $69,328,656)		95,222,688
Other Assets Less Liabilities (0.2%)		212,595

Net Assets (100%)		$95,435,283

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$95,222,688	$—	$—	$95,222,688

Total Assets	$95,222,688	$—	$—	$95,222,688

Total Liabilities	$—	$—	$—	$—

Total	$95,222,688	$—	$—	$95,222,688

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,234,684
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,015,503

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$26,061,097
Aggregate gross unrealized depreciation	(167,065)

Net unrealized appreciation	$25,894,032

Federal income tax cost of investments	$69,328,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $69,328,656)	$95,222,688
Cash	281,554
Dividends, interest and other receivables	11
Other assets	343

Total assets	95,504,596

LIABILITIES
Investment management fees payable	37,571
Administrative fees payable	8,339
Distribution fees payable – Class IA	886
Payable to Separate Accounts for Trust shares redeemed	160
Trustees’ fees payable	54
Accrued expenses	22,303

Total liabilities	69,313

NET ASSETS	$95,435,283

Net assets were comprised of:
Paid in capital	$69,541,251
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) on investments	25,894,032

Net assets	$95,435,283

Class IA
Net asset value, offering and redemption price per share, $4,081,573 / 1,394,306 shares outstanding (unlimited amount authorized: $0.01 par value)	$2.93

Class K
Net asset value, offering and redemption price per share, $91,353,710 / 31,185,068 shares outstanding (unlimited amount authorized: $0.01 par value)	$2.93

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$3,357,342
Interest	269

Total income	3,357,611

EXPENSES
Investment management fees	418,677
Administrative fees	125,914
Professional fees	38,837
Printing and mailing expenses	14,957
Distribution fees – Class IA	11,301
Custodian fees	6,500
Trustees’ fees	3,131
Miscellaneous	3,871

Gross expenses	623,188
Less: Waiver from investment manager	(37,187)

Net expenses	586,001

NET INVESTMENT INCOME (LOSS)	2,771,610

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	4,588,711
Net change in unrealized appreciation (depreciation) on investments	(14,433,470)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,844,759)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,073,149)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,771,610	$4,226,541
Net realized gain (loss) on investments	4,588,711	62,490,002
Net change in unrealized appreciation (depreciation) on investments	(14,433,470)	(20,977,413)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,073,149)	45,739,130

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(110,379)	(158,786)
Class K	(2,693,778)	(4,170,653)

	(2,804,157)	(4,329,439)

Distributions from net realized capital gains
Class IA	(2,412,419)	(513,155)
Class K	(52,097,265)	(13,478,708)

	(54,509,684)	(13,991,863)

Return of capital
Class IA	(3,422)	—
Class K	(83,516)	—

	(86,938)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(57,400,779)	(18,321,302)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 59,615 and 112,462 shares, respectively ]	340,211	747,742
Capital shares issued in reinvestment of dividends and distributions [ 741,633 and 106,900 shares, respectively ]	2,526,220	671,941
Capital shares repurchased [ (123,166) and (265,581) shares, respectively ]	(620,196)	(1,743,957)

Total Class IA transactions	2,246,235	(324,274)

Class IB
Capital shares sold [ 0 and 564 shares, respectively ]	—	3,671
Capital shares repurchased [ 0 and (171,198) shares, respectively ]	—	(1,114,502)

Total Class IB transactions	—	(1,110,831)

Class K
Capital shares sold [ 142,379 and 956,756 shares, respectively ]	450,000	6,552,772
Capital shares issued in reinvestment of dividends and distributions [ 16,094,963 and 2,798,490 shares, respectively ]	54,874,559	17,649,361
Capital shares repurchased [ (2,622,469) and (26,965,462) shares, respectively ]	(17,002,000)	(196,259,058)

Total Class K transactions	38,322,559	(172,056,925)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,568,794	(173,492,030)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,905,134)	(146,074,202)
NET ASSETS:
Beginning of year	119,340,417	265,414,619

End of year (a)	$95,435,283	$119,340,417

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.53	$6.36	$5.80	$7.15	$6.93

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.12	0.12	0.16	0.14	0.14
Net realized and unrealized gain (loss) on investments	(0.28)	1.15	0.87	(1.07)	0.39

Total from investment operations	(0.16)	1.27	1.03	(0.93)	0.53

Less distributions:
Dividends from net investment income	(0.09)	(0.26)	(0.18)	(0.16)	(0.14)
Distributions from net realized gains	(3.35)	(0.84)	(0.29)	(0.26)	(0.17)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(3.44)	(1.10)	(0.47)	(0.42)	(0.31)

Net asset value, end of year	$2.93	$6.53	$6.36	$5.80	$7.15

Total return	(7.01)%	20.70%	17.81%	(12.88)%	7.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,082	$4,676	$4,853	$3,229	$328,326
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.80%	0.80%	0.53%	0.55%
After waivers, reimbursements and fees paid indirectly (f)	0.80%	0.80%	0.80%	0.53%	0.55%
Before waivers, reimbursements and fees paid indirectly (f)	0.84%	0.81%	0.81%	0.53%	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.50%	1.71%	2.60%	1.99%	2.04%
After waivers, reimbursements and fees paid indirectly (f)(x)	2.50%	1.71%	2.60%	1.99%	2.04%
Before waivers, reimbursements and fees paid indirectly (f)(x)	2.46%	1.71%	2.59%	1.99%	2.03%
Portfolio turnover rate^	3%	2%	2%	9%	9%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2014	2013	2012	August 26, 2011* to December 31, 2011
Net asset value, beginning of period	$6.53	$6.36	$5.80	$6.32

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13	0.12	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.28)	1.17	0.88	(0.21)

Total from investment operations	(0.15)	1.29	1.04	(0.13)

Less distributions:
Dividends from net investment income	(0.10)	(0.28)	(0.19)	(0.16)
Distributions from net realized gains	(3.35)	(0.84)	(0.29)	(0.23)
Return of capital	— #	—	—	—

Total dividends and distributions	(3.45)	(1.12)	(0.48)	(0.39)

Net asset value, end of period	$2.93	$6.53	$6.36	$5.80

Total return (b)	(6.90)%	21.01%	18.11%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,354	$114,664	$259,475	$268,279
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.55%	0.55%	0.55%	0.55%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.55%	0.55%	0.55%	0.55%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.59%	0.56%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.66%	1.70%	2.58%	3.66	%(l)
After waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.66%	1.70%	2.58%	3.66	%(l)
Before waivers, reimbursements and fees paid indirectly (a)(f)(x)	2.62%	1.69%	2.57%	3.66	%(l)
Portfolio turnover rate^	3%	2%	2%	9%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
#	Per share amount is less than $0.005.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.16%	7.04%
Portfolio – Class K Shares*	8.43	7.31
MSCI ACWI Minimum Volatility (Net) Index	10.95	9.28
MSCI AC World (Net) Index	4.16	5.95
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.16% for the year ended December 31, 2014. This compares to the returns of the following broad market benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 10.95% and 4.16%, respectively.

Portfolio Highlights

For the year ended December 31, 2014

In 2014, the world’s economies diverged, as the U.S. maintained its slow-growth trajectory and completed its quantitative easing program, while Europe and Japan struggled. Volatility in the traditional equity markets rose, but remained within in subdued levels around the world throughout most of the year. The Portfolio saw positive gains from its broad-based global minimum-volatility holdings, from U.S. low-volatility holdings and from high-dividend and low-volatility U.S. large-cap holdings. Offsetting these gains were low-volatility holdings in the developed international markets and in the emerging markets, which provided low or even negative returns. The Portfolio outperformed its broad-based benchmark, but underperformed its specialty benchmark, due to its holdings in the latter sectors.

Portfolio Allocation (as a percentage of Total Investment Companies)
As of December 31, 2014
iShares® MSCI All Country World Minimum Volatility ETF	27.8%
iShares® MSCI EAFE Minimum Volatility ETF	12.2
PowerShares S&P International Developed Low Volatility Portfolio	12.2
PowerShares S&P MidCap Low Volatility Portfolio	8.2
iShares® MSCI Emerging Markets Minimum Volatility ETF	5.6
PowerShares S&P Emerging Markets Low Volatility Portfolio	5.4
iShares® MSCI USA Minimum Volatility ETF	5.2
PowerShares S&P 500 Low Volatility Portfolio	5.0
PowerShares S&P 500 High Dividend Portfolio	4.8
SPDR® Russell 1000 Low Volatility ETF	4.6
PowerShares S&P SmallCap Low Volatility Portfolio	4.5
SPDR® Russell 2000 Low Volatility ETF	4.5

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,012.60	$4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,014.23	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
iShares® MSCI All Country World Minimum Volatility ETF	28,640	$1,971,578
iShares® MSCI EAFE Minimum Volatility ETF	14,000	863,800
iShares® MSCI Emerging Markets Minimum Volatility ETF	7,020	397,543
iShares® MSCI USA Minimum Volatility ETF	9,110	368,773
PowerShares S&P 500 High Dividend Portfolio	10,460	343,402
PowerShares S&P 500 Low Volatility Portfolio	9,450	358,722
PowerShares S&P Emerging Markets Low Volatility Portfolio	14,890	380,737

PowerShares S&P International Developed Low Volatility Portfolio	27,910	$863,535
PowerShares S&P MidCap Low Volatility Portfolio	17,780	584,606
PowerShares S&P SmallCap Low Volatility Portfolio	9,590	322,128
SPDR® Russell 1000 Low Volatility ETF	4,420	329,697
SPDR® Russell 2000 Low Volatility ETF	4,100	319,677

Total Investments (99.3%) (Cost $6,796,289)		7,104,198
Other Assets Less Liabilities (0.7%)		47,758

Net Assets (100%)		$7,151,956

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Exchange Traded Funds (ETFs)	$7,104,198	$—	$—	$7,104,198

Total Assets	$7,104,198	$—	$—	$7,104,198

Total Liabilities	$—	$—	$—	$—

Total	$7,104,198	$—	$—	$7,104,198

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,893,315
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$124,198

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$410,489
Aggregate gross unrealized depreciation	(102,900)

Net unrealized appreciation	$307,589

Federal income tax cost of investments	$6,796,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $6,796,289)	$7,104,198
Cash	115,629
Receivable from Separate Accounts for Trust shares sold	393
Dividends, interest and other receivables	6
Other assets	31

Total assets	7,220,257

LIABILITIES
Payable for securities purchased	40,358
Administrative fees payable	4,148
Distribution fees payable – Class IB	604
Payable to Separate Accounts for Trust shares redeemed	318
Trustees’ fees payable	14
Accrued expenses	22,859

Total liabilities	68,301

NET ASSETS	$7,151,956

Net assets were comprised of:
Paid in capital	$6,834,521
Accumulated undistributed net investment income (loss)	557
Accumulated undistributed net realized gain (loss) on investments	8,969
Net unrealized appreciation (depreciation) on investments	307,909

Net assets	$7,151,956

Class IB
Net asset value, offering and redemption price per share, $2,964,974 / 284,774 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.41

Class K
Net asset value, offering and redemption price per share, $4,186,982 / 402,166 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$169,864
Interest	50

Total income	169,914

EXPENSES
Offering costs	35,684
Administrative fees	33,817
Professional fees	32,097
Investment management fees	29,947
Custodian fees	13,000
Distribution fees – Class IB	5,835
Printing and mailing expenses	986
Trustees’ fees	145
Miscellaneous	751

Gross expenses	152,262
Less: Waiver from investment manager	(63,764)
Reimbursement from investment manager	(40,729)

Net expenses	47,769

NET INVESTMENT INCOME (LOSS)	122,145

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(4,171)
Net distributions of realized gain received from Underlying Portfolios	21,197

Net realized gain (loss)	17,026

Net change in unrealized appreciation (depreciation) on investments	341,201

NET REALIZED AND UNREALIZED GAIN (LOSS)	358,227

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$480,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$122,145	$42,621
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	17,026	4,811
Net change in unrealized appreciation (depreciation) on investments	341,201	(33,292)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	480,372	14,140

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(64,260)	(22,520)
Class K	(100,866)	(33,525)

	(165,126)	(56,045)

Distributions from net realized capital gains
Class IB	(167)	—
Class K	(234)	—

	(401)	—

Return of capital
Class IB	—	(12,714)
Class K	—	(18,927)

	—	(31,641)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(165,527)	(87,686)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 72,558 and 205,228 shares, respectively ]	755,854	2,051,246
Capital shares issued in reinvestment of dividends and distributions [ 6,208 and 3,661 shares, respectively ]	64,427	35,234
Capital shares repurchased [ (2,878) and (3) shares, respectively ]	(30,640)	(31)

Total Class IB transactions	789,641	2,086,449

Class K
Capital shares sold [ 118,718 and 301,800 shares, respectively ]	1,215,028	3,015,117
Capital shares issued in reinvestment of dividends and distributions [ 9,743 and 5,451 shares, respectively ]	101,100	52,452
Capital shares repurchased [ (30,832) and (2,714) shares, respectively ]	(322,616)	(26,514)

Total Class K transactions	993,512	3,041,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,783,153	5,127,504

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,097,998	5,053,958
NET ASSETS:
Beginning of period	5,053,958	—

End of period (a)	$7,151,956	$5,053,958

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$557	$—

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20	0.08
Net realized and unrealized gain (loss) on investments	0.60	(0.07)

Total from investment operations	0.80	0.01

Less distributions:
Dividends from net investment income	(0.23)	(0.11)
Distributions from net realized gains	— #	—
Return of capital	—	(0.06)

Total dividends and distributions	(0.23)	(0.17)

Net asset value, end of period	$10.41	$9.84

Total return (b)	8.16%	0.16%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,965	$2,056
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.95%	0.95%
Before waivers and reimbursements (a)(f)	2.68%	3.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.94%	4.81	%(l)
Before waivers and reimbursements (a)(f)(x)	0.21%	1.99	%(l)
Portfolio turnover rate (z)^	2%	1%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$9.84	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22	0.09
Net realized and unrealized gain (loss) on investments	0.61	(0.08)

Total from investment operations	0.83	0.01

Less distributions:
Dividends from net investment income	(0.26)	(0.11)
Distributions from net realized gains	— #	—
Return of capital	—	(0.06)

Total dividends and distributions	(0.26)	(0.17)

Net asset value, end of period	$10.41	$9.84

Total return (b)	8.43%	0.20%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,187	$2,998
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.70%
Before waivers and reimbursements (a)(f)	2.45%	3.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	2.10%	5.06	%(l)
Before waivers and reimbursements (a)(f)(x)	0.35%	2.24	%(l)
Portfolio turnover rate (z)^	2%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LOW VOLATILITY GLOBAL ETF PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.68%	7.03%	8.93%
Portfolio – Class IB Shares	1.68	6.94	8.76
Portfolio – Class K Shares***	1.94	N/A	10.81
MSCI AC World (Net) Index	4.16	9.17	6.09
40% EuroSTOXX 50/ 25% FTSE 100/ 25% TOPIX/ 10% S&P/ASX 200	(5.48)	4.55	N/A
VMI – Global Blend	4.06	10.01	7.68
VMI – Global Proxy Blend	3.85	9.91	N/A
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.68% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI AC World (Net) Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the VMI — Global Blend and the VMI — Global Proxy Blend returned 4.16%, (5.48)%, 4.06% and 3.85%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Underweighting the Energy and Materials sectors relative to the benchmark contributed to performance for the year.

•	ICICI Bank Ltd. contributed to performance during the period. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned.

•	Avoiding Russian holdings Gazprom OAO and Sberbank Rossii aided relative performance, as both companies detracted from benchmark performance.

•

Shire plc. is a pharmaceutical company that focuses on attention deficit and hyperactivity disorders as well as gastrointestinal and renal diseases. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied.

•	Stock selection in the Materials sector also contributed to relative performance during the year.

What hurt performance during the year:

•	Stock selection overall detracted from relative performance, particularly in the Information Technology, Financials, Consumer Staples, Consumer Discretionary and Industrials sectors.

•	Energy stock selection was also detrimental, notably underweighting benchmark holding Apple Inc.

•	Underweighting the Health Care and Utilities sectors also detracted from relative performance.

•

Airbus Group NV. along with Boeing constitute a global duopoly in the large jet airplane market. Airbus Group has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products over the next several years. The newest Airbus product, the Airbus A350, is expected to be in commercial service by the first quarter of 2015. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after a strong run of performance. A muted earnings outlook also detracted from its performance.

•	An overweight in food distributor Jeronimo Martins, also detracted from relative performance.

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$461,455,283	20.3%
Information Technology	294,987,932	13.0
Consumer Discretionary	250,583,187	11.0
Health Care	235,743,679	10.4
Industrials	217,909,111	9.6
Consumer Staples	192,872,341	8.5
Energy	120,523,885	5.3
Materials	90,109,784	3.9
Telecommunication Services	80,045,751	3.5
Utilities	49,508,748	2.2
Exchange Traded Funds	3,434,385	0.1
Cash and Other	276,947,341	12.2

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$965.26	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class IB
Actual	1,000.00	965.16	5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.88
Class K
Actual	1,000.00	966.49	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.64	4.61

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.16%, 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (0.1%)
YPF S.A. (ADR)	52,917	$1,400,713

Australia (2.2%)
AGL Energy Ltd.*	36,500	396,793
ALS Ltd.	20,678	89,476
Alumina Ltd.*	132,164	191,524
Amcor Ltd.	62,610	688,992
AMP Ltd.	163,049	725,568
APA Group	58,844	358,286
Asciano Ltd.	54,769	268,151
ASX Ltd.	10,867	324,376
Aurizon Holdings Ltd.	119,420	447,427
AusNet Services	93,733	101,261
Australia & New Zealand Banking Group Ltd.	148,709	3,868,336
Bank of Queensland Ltd.	19,109	188,836
Bendigo & Adelaide Bank Ltd.	21,828	226,858
BHP Billiton Ltd.	173,434	4,115,340
BHP Billiton plc	114,459	2,448,255
Boral Ltd.	43,933	188,448
Brambles Ltd.	81,625	702,944
Caltex Australia Ltd.	7,899	218,585
Coca-Cola Amatil Ltd.	31,970	241,931
Cochlear Ltd.	3,198	201,836
Commonwealth Bank of Australia	87,573	6,081,970
Computershare Ltd.	25,485	243,732
Crown Resorts Ltd.	19,397	199,271
CSL Ltd.	25,876	1,821,957
Dexus Property Group (REIT)	47,308	267,514
Federation Centres (REIT)	72,578	168,915
Flight Centre Travel Group Ltd.	2,751	72,762
Fortescue Metals Group Ltd.	82,591	182,005
Goodman Group (REIT)	91,791	423,154
GPT Group (REIT)	93,665	330,915
Harvey Norman Holdings Ltd.	32,214	87,840
Healthscope Ltd.*	49,030	108,558
Iluka Resources Ltd.	23,503	112,983
Incitec Pivot Ltd.	91,448	236,474
Insurance Australia Group Ltd.	122,641	621,779
Leighton Holdings Ltd.	5,498	100,034
Lend Lease Group	30,507	406,193
Macquarie Group Ltd.	15,488	731,013
Medibank Pvt Ltd.*	148,670	292,512
Metcash Ltd.	49,804	74,895
Mirvac Group (REIT)	191,879	277,112
National Australia Bank Ltd.	127,176	3,465,200
Newcrest Mining Ltd.*	42,877	381,804
Novion Property Group (REIT)	108,338	186,514
Orica Ltd.	20,480	313,871
Origin Energy Ltd.	60,930	575,000
Qantas Airways Ltd.*	28,331	54,934
QBE Insurance Group Ltd.	71,750	650,801
Ramsay Health Care Ltd.	6,423	297,841
REA Group Ltd.	2,757	101,292
Santos Ltd.	52,988	358,002
Scentre Group (REIT)*	286,426	814,464
Seek Ltd.	16,260	226,923
Sonic Healthcare Ltd.	20,742	311,494
Stockland Corp., Ltd. (REIT)	124,066	414,450
Suncorp Group Ltd.	69,365	$790,425
Sydney Airport	61,766	236,076
Tabcorp Holdings Ltd.	38,958	131,427
Tatts Group Ltd.	78,106	219,734
Telstra Corp., Ltd.	236,739	1,149,653
Toll Holdings Ltd.	38,276	182,179
TPG Telecom Ltd.	16,154	88,172
Transurban Group	97,575	682,103
Treasury Wine Estates Ltd.	32,786	127,542
Wesfarmers Ltd.	60,851	2,059,992
Westfield Corp. (REIT)	109,921	803,657
Westpac Banking Corp.	167,535	4,503,965
Woodside Petroleum Ltd.	39,981	1,242,933
Woolworths Ltd.	68,805	1,714,299
WorleyParsons Ltd.	11,541	95,194

		51,014,752

Austria (0.4%)
Andritz AG	4,124	226,640
Erste Group Bank AG	186,587	4,277,771
Immofinanz AG*	53,741	136,030
OMV AG	8,270	218,838
Raiffeisen Bank International AG	6,440	96,221
Vienna Insurance Group AG Wiener Versicherung Gruppe	73,229	3,259,424
Voestalpine AG	6,335	249,730

		8,464,654

Belgium (0.4%)
Ageas	12,228	433,651
Anheuser-Busch InBev N.V.	43,333	4,876,423
Belgacom S.A.	8,693	314,772
Colruyt S.A.	4,140	191,969
Delhaize Group S.A.	5,696	413,768
Groupe Bruxelles Lambert S.A.	4,529	385,496
KBC Groep N.V.*	13,651	757,638
Solvay S.A.	3,328	449,585
Telenet Group Holding N.V.*	2,441	137,096
UCB S.A.	6,775	514,156
Umicore S.A.	5,292	213,146

		8,687,700

Bermuda (0.0%)
Nabors Industries Ltd.	10,815	140,379
Seadrill Ltd.	20,719	238,504

		378,883

Brazil (1.5%)
Ambev S.A. (ADR)	320,775	1,995,220
Banco Bradesco S.A. (Preference) (b)(q)	314,834	4,209,486
BM&F Bovespa S.A (b).	477,000	1,767,032
BRF S.A. (b)	332,502	7,773,686
CCR S.A. (b)	292,179	1,677,692
Embraer S.A. (ADR)	77,135	2,843,196
Itau Unibanco Holding S.A. (Preference) (b)(q)	335,556	4,363,037
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	217,710	2,832,407

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Lojas Arapua S.A. (Preference) (b)(q)*†	1,248,000	$—
Petroleo Brasileiro S.A. (b)	269,864	985,268
Petroleo Brasileiro S.A. (Preference) (b)(q)	581,220	2,202,508
Petroleo Brasileiro S.A. (ADR)	6,342	46,297
Raia Drogasil S.A. (b)	168,889	1,604,113
Ultrapar Participacoes S.A. (b)	89,316	1,702,899
Vale S.A. (ADR)	96,400	788,552

		34,791,393

Cayman Islands (0.0%)
Theravance Biopharma, Inc.*	19,264	287,419

Chile (0.1%)
S.A.C.I. Falabella	256,153	1,717,483

China (1.9%)
Alibaba Group Holding Ltd. (ADR)*	6,300	654,822
Bank of China Ltd., Class H	17,445,000	9,767,245
CGN Power Co., Ltd., Class H*§ (b)	664,000	288,560
China Construction Bank Corp., Class H	6,093,420	4,959,305
China Life Insurance Co., Ltd., Class H	800,000	3,138,099
China Mengniu Dairy Co., Ltd.	435,000	1,783,722
China Oilfield Services Ltd., Class H	1,426,000	2,482,365
China Pacific Insurance Group Co., Ltd., Class H	410,800	2,058,693
Chongqing Changan Automobile Co., Ltd., Class B	261,800	592,167
CSPC Pharmaceutical Group Ltd.	972,000	853,090
Huadian Power International Corp., Ltd., Class H	1,276,000	1,114,637
JD.com, Inc. (ADR)*	109,504	2,533,923
Qihoo 360 Technology Co., Ltd. (ADR)*	11,262	644,862
Sihuan Pharmaceutical Holdings Group Ltd.	2,208,000	1,468,810
TAL Education Group (ADR)*	35,582	999,498
Tencent Holdings Ltd.	583,100	8,366,515
Tsingtao Brewery Co., Ltd., Class H	174,000	1,175,788
Uni-President China Holdings Ltd.	1,354,200	1,245,586
Yangzijiang Shipbuilding Holdings Ltd.	100,497	91,270

		44,218,957

Colombia (0.3%)
Bancolombia S.A. (Preference) (q)	117,298	1,408,236
Bancolombia S.A. (ADR)	3,676	176,007
Cementos Argos S.A.	191,408	816,562
Grupo Aval Acciones y Valores (ADR)	183,421	1,905,744
Grupo de Inversiones Suramericana S.A.	72,650	1,210,491

Grupo de Inversiones Suramericana S.A. (Preference) (q)	58,314	$960,054

		6,477,094

Czech Republic (0.1%)
Komercni Banka A/S	15,801	3,255,229

Denmark (0.5%)
A. P. Moller - Maersk A/S, Class A	205	392,237
A. P. Moller - Maersk A/S, Class B	385	765,268
Carlsberg A/S, Class B	6,002	466,089
Coloplast A/S, Class B	5,847	492,125
Danske Bank A/S	34,836	937,597
DSV A/S	9,550	290,114
FLSmidth & Co. A/S	30,460	1,336,181
ISS A/S*	4,121	118,638
Novo Nordisk A/S, Class B	107,992	4,569,315
Novozymes A/S, Class B	13,268	556,670
Pandora A/S	6,353	515,308
TDC A/S	44,026	335,507
Tryg A/S	1,280	143,110
Vestas Wind Systems A/S*	12,261	442,922
William Demant Holding A/S*	1,401	106,339

		11,467,420

Finland (0.3%)
Elisa Oyj	7,658	208,425
Fortum Oyj	22,846	493,689
Kone Oyj, Class B	16,276	739,230
Metso Oyj	5,977	178,269
Neste Oil Oyj	6,641	160,917
Nokia Oyj	200,050	1,574,500
Nokian Renkaat Oyj	6,228	152,547
Orion Oyj, Class B	5,670	176,022
Sampo Oyj, Class A	23,948	1,122,912
Stora Enso Oyj, Class R	30,965	275,623
UPM-Kymmene Oyj	29,474	483,983
Wartsila Oyj Abp	7,936	356,121

		5,922,238

France (3.7%)
Accor S.A.	9,428	422,433
Aeroports de Paris S.A.	1,669	202,295
Air Liquide S.A.	18,505	2,283,305
Airbus Group N.V.	142,337	7,069,481
Alcatel-Lucent*	151,651	538,388
Alstom S.A.*	11,568	373,166
Arkema S.A.	3,348	222,021
AtoS	4,358	344,862
AXA S.A.‡	98,197	2,268,010
BNP Paribas S.A.	56,979	3,348,330
Bollore S.A.	30,500	138,423
Bouygues S.A.	9,086	327,871
Bureau Veritas S.A.	12,276	271,075
Cap Gemini S.A.	7,765	553,085
Carrefour S.A.	33,676	1,023,145
Casino Guichard Perrachon S.A.	3,106	285,827
Christian Dior S.A.	2,815	480,963
Cie de Saint-Gobain	24,292	1,022,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Cie Generale des Etablissements Michelin	10,099	$915,600
CNP Assurances S.A.	8,298	146,940
Credit Agricole S.A.	53,447	687,098
Danone S.A.	31,076	2,044,381
Dassault Systemes S.A.	6,854	417,123
Edenred	10,757	298,691
Electricite de France S.A.	13,495	370,557
Essilor International S.A.	11,174	1,243,852
Eurazeo S.A.	2,297	160,449
Eutelsat Communications S.A.	9,032	291,981
Fonciere des Regions (REIT)	1,536	142,134
GDF Suez S.A.	79,061	1,846,493
Gecina S.A. (REIT)	1,539	192,619
Groupe Eurotunnel S.A. (Registered)	24,964	322,250
Hermes International	1,425	508,118
ICADE (REIT)	2,125	170,157
Iliad S.A.	1,409	338,468
Imerys S.A.	1,999	147,414
J.C. Decaux S.A.	3,474	119,295
Kering	31,126	5,984,210
Klepierre S.A. (REIT)	5,745	247,456
Lafarge S.A.	10,141	711,739
Lagardere S.C.A.	7,179	186,319
Legrand S.A.	14,000	732,884
L’Oreal S.A.	13,582	2,280,242
LVMH Moet Hennessy Louis Vuitton S.A.	49,300	7,796,008
Natixis S.A.	49,600	326,161
Numericable – SFR*	5,288	260,753
Orange S.A.	101,275	1,722,310
Pernod-Ricard S.A.	11,579	1,283,844
Peugeot S.A.*	21,441	261,555
Publicis Groupe S.A.	9,898	708,926
Remy Cointreau S.A.	1,273	85,030
Renault S.A.	10,384	758,817
Rexel S.A.	14,900	266,067
Safran S.A.	14,813	911,725
Sanofi S.A.	64,403	5,869,426
Schneider Electric SE	28,323	2,058,001
SCOR SE	7,636	231,086
Societe BIC S.A.	1,547	205,309
Societe Generale S.A.	94,359	3,965,088
Sodexo S.A.	4,831	473,677
Suez Environnement Co. S.A.	13,687	237,268
Technip S.A.	58,767	3,509,193
Thales S.A.	5,117	276,093
Total S.A.	115,614	5,960,967
Unibail-Rodamco SE (REIT)	5,308	1,356,659
Valeo S.A.	4,100	510,685
Vallourec S.A.	5,796	158,269
Veolia Environnement S.A.	22,729	403,634
Vinci S.A.	26,411	1,445,228
Vivendi S.A.*	65,822	1,641,940
Wendel S.A.	1,657	185,185
Zodiac Aerospace	9,680	326,676

		84,877,406

Germany (4.1%)
adidas AG	11,416	795,675
Allianz SE (Registered)	57,969	9,631,762

Axel Springer SE	2,335	$140,821
BASF SE	49,391	4,175,203
Bayer AG (Registered)	82,454	11,272,237
Bayerische Motoren Werke (BMW) AG	18,084	1,963,991
Bayerische Motoren Werke (BMW) AG (Preference) (q)	75,580	6,202,950
Beiersdorf AG	5,160	420,862
Brenntag AG	8,370	470,974
Celesio AG	2,749	88,887
Commerzbank AG*	51,928	689,849
Continental AG	5,972	1,268,169
Daimler AG (Registered)	51,750	4,317,534
Deutsche Annington Immobilien SE	12,410	422,132
Deutsche Bank AG (Registered)	157,335	4,755,569
Deutsche Boerse AG	10,679	765,300
Deutsche Lufthansa AG (Registered)	12,345	206,739
Deutsche Post AG (Registered)	52,834	1,728,656
Deutsche Telekom AG (Registered)	170,057	2,725,720
Deutsche Wohnen AG	14,133	335,803
E.ON SE	109,290	1,876,725
Fraport AG Frankfurt Airport Services Worldwide	1,956	113,316
Fresenius Medical Care AG & Co. KGaA	11,768	880,727
Fresenius SE & Co. KGaA	20,871	1,089,887
Fuchs Petrolub SE (Preference) (q)	3,550	142,975
GEA Group AG	9,804	434,090
Hannover Rueck SE	3,387	307,224
HeidelbergCement AG	7,311	520,092
Henkel AG & Co. KGaA	6,304	613,855
Henkel AG & Co. KGaA (Preference) (q)	9,677	1,046,805
Hugo Boss AG	2,143	263,104
Infineon Technologies AG	62,777	673,035
K+S AG (Registered)	9,667	268,442
Kabel Deutschland Holding AG*	1,216	165,368
Lanxess AG	4,594	213,728
Linde AG	27,862	5,196,813
MAN SE	1,753	195,508
Merck KGaA	6,674	633,133
Metro AG*	8,968	274,568
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	9,262	1,855,565
OSRAM Licht AG*	5,299	208,794
Porsche Automobil Holding SE (Preference) (q)	8,352	678,609
ProSiebenSat.1 Media AG (Registered)	11,311	476,519
RWE AG	26,549	831,194
SAP SE	132,961	9,401,071
Siemens AG (Registered)	74,715	8,473,443
Symrise AG	6,249	378,964
Telefonica Deutschland Holding AG*	26,550	141,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
ThyssenKrupp AG*	24,858	$639,361
TUI AG (Frankfurt Stock Exchange)*	10,654	171,202
TUI AG (London Stock Exchange)*	13,794	230,043
United Internet AG (Registered)	6,596	299,116
Volkswagen AG	1,657	361,051
Volkswagen AG (Preference) (q)	8,880	1,983,542

		93,418,491

Hong Kong (1.3%)
AIA Group Ltd.	652,800	3,594,618
ASM Pacific Technology Ltd.	14,300	135,951
Bank of East Asia Ltd.	65,800	263,919
BOC Hong Kong Holdings Ltd.	205,500	684,193
Cathay Pacific Airways Ltd.	63,000	137,086
Cheung Kong Holdings Ltd.	75,000	1,251,466
Cheung Kong Infrastructure Holdings Ltd.	33,000	243,196
China Mobile Ltd.	478,000	5,615,366
China Overseas Land & Investment Ltd.	540,000	1,593,649
CLP Holdings Ltd.	104,000	900,458
First Pacific Co., Ltd.	139,500	137,702
Galaxy Entertainment Group Ltd.	128,000	712,533
Hang Lung Properties Ltd.	126,000	351,148
Hang Seng Bank Ltd.	39,800	661,771
Henderson Land Development Co., Ltd.	55,330	384,069
HKT Trust & HKT Ltd.	126,260	164,281
Hong Kong & China Gas Co., Ltd.	330,785	753,218
Hong Kong Exchanges and Clearing Ltd.	59,700	1,313,321
Hutchison Whampoa Ltd.	116,000	1,328,038
Hysan Development Co., Ltd.	37,000	164,405
Kerry Properties Ltd.	39,000	140,901
Li & Fung Ltd.	330,000	308,616
Link REIT (REIT)	127,000	792,773
Michael Kors Holdings Ltd. (Dusseldorf Stock Exchange)*	6,809	511,356
Michael Kors Holdings Ltd. (New York Exchange)*	912	68,491
MTR Corp., Ltd.	81,000	330,822
New World Development Co., Ltd.	290,320	332,075
Noble Group Ltd.	204,181	175,287
NWS Holdings Ltd.	80,026	146,761
PCCW Ltd.	209,000	142,379
Power Assets Holdings Ltd.	72,000	695,563
Shangri-La Asia Ltd.	52,166	71,782
Shenzhen International Holdings Ltd.	501,500	731,639
Sino Land Co., Ltd.	163,400	262,281
SJM Holdings Ltd.	111,000	175,539
Sun Hung Kai Properties Ltd.	88,000	1,330,684
Swire Pacific Ltd., Class A	33,500	433,966
Swire Properties Ltd.	60,000	177,072

Techtronic Industries Co., Ltd.	77,000	$246,761
WH Group Ltd.*§	159,500	91,047
Wharf Holdings Ltd.	84,100	603,942
Wheelock & Co., Ltd.	50,000	232,155
Yue Yuen Industrial Holdings Ltd.	43,500	156,614

		28,548,894

India (2.1%)
Ashok Leyland Ltd.*	3,396,625	2,736,934
Bharat Petroleum Corp., Ltd.	226,869	2,320,091
DLF Ltd.	1,408,054	3,025,545
Glenmark Pharmaceuticals Ltd.	170,698	2,076,076
HDFC Bank Ltd.	238,026	4,064,961
Hero MotoCorp Ltd.	50,769	2,499,442
ICICI Bank Ltd.*	420,555	2,335,850
ICICI Bank Ltd. (ADR)	490,165	5,661,406
Idea Cellular Ltd.	541,304	1,311,135
IndusInd Bank Ltd.	259,292	3,584,336
ITC Ltd.	341,119	1,986,072
Maruti Suzuki India Ltd.	50,550	2,717,343
Oil & Natural Gas Corp., Ltd.	505,156	2,721,890
Shree Cement Ltd.	15,703	2,337,951
Shriram Transport Finance Co., Ltd.	140,581	2,465,262
Tata Consultancy Services Ltd.	73,270	2,966,925
Zee Entertainment Enterprises Ltd. (b)	413,735	2,484,429

		47,295,648

Indonesia (0.2%)
Kalbe Farma Tbk PT	12,790,900	1,890,454
Link Net Tbk PT*	3,001,800	1,192,863
Matahari Department Store Tbk PT	1,684,900	2,042,415
Surya Citra Media Tbk PT	245,000	69,286
XL Axiata Tbk PT	521,400	203,277

		5,398,295

Ireland (0.6%)
Accenture plc, Class A	23,543	2,102,625
Allegion plc	3,594	199,323
Bank of Ireland*	1,465,946	546,582
Covidien plc	16,975	1,736,203
CRH plc	40,334	970,407
Experian plc	54,500	919,290
James Hardie Industries plc (CDI)	24,479	260,648
Kerry Group plc, Class A	8,791	606,545
Perrigo Co. plc	5,278	882,271
Shire plc	59,808	4,231,608
XL Group plc	9,675	332,530

		12,788,032

Israel (0.2%)
Bank Hapoalim B.M.	59,521	280,714
Bank Leumi Le-Israel B.M.*	77,993	267,568
Bezeq Israeli Telecommunication Corp., Ltd.	97,116	172,660
Delek Group Ltd.	246	61,729
Israel Chemicals Ltd.	25,003	180,346
Israel Corp., Ltd.*	165	78,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Mizrahi Tefahot Bank Ltd.*	8,869	$93,030
NICE-Systems Ltd.	3,043	154,041
Teva Pharmaceutical Industries Ltd.	45,961	2,640,653

		3,929,163

Italy (0.8%)
Assicurazioni Generali S.p.A.	63,732	1,302,392
Atlantia S.p.A.	22,704	527,336
Banca Monte dei Paschi di Siena S.p.A.*	239,038	135,920
Banco Popolare SC*	18,779	224,803
Brunello Cucinelli S.p.A.	10,000	224,204
Enel Green Power S.p.A.	101,237	210,337
Enel S.p.A.	358,606	1,603,415
Eni S.p.A.	137,797	2,406,653
EXOR S.p.A.	4,778	194,930
Finmeccanica S.p.A.*	21,382	198,533
Gtech S.p.A.	70,908	1,586,358
Intesa Sanpaolo S.p.A. (Italian Stock Exchange)	52,799	129,965
Intesa Sanpaolo S.p.A. (London Stock Exchange)	634,139	1,834,463
Luxottica Group S.p.A.	9,040	494,919
Mediobanca S.p.A.	35,194	284,955
Pirelli & C. S.p.A.	12,791	171,782
Prysmian S.p.A.	72,986	1,328,433
Saipem S.p.A.*	14,854	156,001
Snam S.p.A.	108,826	536,852
Telecom Italia S.p.A.*	536,542	569,014
Telecom Italia S.p.A. (RNC)	338,405	282,851
Terna Rete Elettrica Nazionale S.p.A.	80,487	364,614
Tod’s S.p.A.	19,590	1,700,020
UniCredit S.p.A.	240,554	1,533,173
Unione di Banche Italiane S.c.p.A.	46,232	329,096
UnipolSai S.p.A.	49,433	132,459

		18,463,478

Japan (7.7%)
ABC-Mart, Inc.	1,600	77,531
Acom Co., Ltd.*	25,800	78,501
Advantest Corp.	8,000	99,676
Aeon Co., Ltd.	33,700	339,205
AEON Financial Service Co., Ltd.	7,300	142,708
Aeon Mall Co., Ltd.	5,580	98,676
Air Water, Inc.	8,000	126,821
Aisin Seiki Co., Ltd.	10,800	388,181
Ajinomoto Co., Inc.	29,000	537,362
Alfresa Holdings Corp.	9,200	111,186
Amada Co., Ltd.	21,000	180,050
ANA Holdings, Inc.	63,000	155,067
Aozora Bank Ltd.	63,000	195,523
Asahi Glass Co., Ltd.	57,000	278,337
Asahi Group Holdings Ltd.	21,500	663,624
Asahi Kasei Corp.	65,000	595,684
Asics Corp.	7,900	188,793
Astellas Pharma, Inc.	115,000	1,600,525
Bandai Namco Holdings, Inc.	10,300	218,622
Bank of Kyoto Ltd.	19,000	158,921

Bank of Yokohama Ltd.	62,000	$336,504
Benesse Holdings, Inc.	3,900	115,852
Bridgestone Corp.	35,500	1,233,656
Brother Industries Ltd.	12,600	228,599
Calbee, Inc.	4,400	151,891
Canon, Inc.	60,600	1,924,770
Casio Computer Co., Ltd.	11,700	179,679
Central Japan Railway Co.	7,600	1,140,166
Chiba Bank Ltd.	42,000	275,658
Chiyoda Corp.	9,000	74,024
Chubu Electric Power Co., Inc.*	36,200	425,872
Chugai Pharmaceutical Co., Ltd.	12,600	309,731
Chugoku Bank Ltd.	7,600	103,773
Chugoku Electric Power Co., Inc.	16,700	218,699
Citizen Holdings Co., Ltd.	15,700	120,785
COLOPL, Inc.	1,900	42,527
Credit Saison Co., Ltd.	8,600	160,009
Dai Nippon Printing Co., Ltd.	31,000	279,781
Daicel Corp.	16,000	187,332
Daihatsu Motor Co., Ltd.	10,000	131,172
Dai-ichi Life Insurance Co., Ltd.	307,500	4,666,223
Daiichi Sankyo Co., Ltd.	34,400	480,929
Daikin Industries Ltd.	12,600	812,666
Daito Trust Construction Co., Ltd.	4,100	464,225
Daiwa House Industry Co., Ltd.	32,000	605,943
Daiwa Securities Group, Inc.	89,400	696,213
Denso Corp.	26,500	1,235,048
Dentsu, Inc.	12,186	512,829
Don Quijote Holdings Co., Ltd.	3,200	218,573
East Japan Railway Co.	17,837	1,336,359
Eisai Co., Ltd.	14,100	546,345
Electric Power Development Co., Ltd.	6,800	230,166
FamilyMart Co., Ltd.	3,300	123,194
FANUC Corp.	23,318	3,848,371
Fast Retailing Co., Ltd.	2,900	1,056,563
Fuji Electric Co., Ltd.	29,000	115,687
Fuji Heavy Industries Ltd.	31,700	1,116,317
Fujifilm Holdings Corp.	24,300	733,344
Fujitsu Ltd.	97,000	516,706
Fukuoka Financial Group, Inc.	45,000	232,334
GungHo Online Entertainment, Inc.	17,800	64,887
Gunma Bank Ltd.	22,000	142,706
Hachijuni Bank Ltd.	24,000	154,486
Hakuhodo DY Holdings, Inc.	12,300	117,895
Hamamatsu Photonics KK	3,800	181,582
Hankyu Hanshin Holdings, Inc.	63,000	338,941
Hikari Tsushin, Inc.	1,000	60,869
Hino Motors Ltd.	15,000	196,231
Hirose Electric Co., Ltd.	1,600	186,266
Hiroshima Bank Ltd.	24,000	114,079
Hisamitsu Pharmaceutical Co., Inc.	3,500	109,876
Hitachi Chemical Co., Ltd.	5,400	95,657
Hitachi Construction Machinery Co., Ltd.	6,000	127,211
Hitachi High-Technologies Corp.	3,700	106,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Hitachi Ltd.	258,200	$1,889,316
Hitachi Metals Ltd.	10,000	170,297
Hokuhoku Financial Group, Inc.	58,000	117,225
Hokuriku Electric Power Co.	9,900	126,427
Honda Motor Co., Ltd.	88,100	2,561,921
Hoya Corp.	22,700	760,018
Hulic Co., Ltd.	11,700	116,313
Ibiden Co., Ltd.	6,400	94,054
Idemitsu Kosan Co., Ltd.	5,200	86,164
IHI Corp.	74,000	375,722
Iida Group Holdings Co., Ltd.	10,400	126,308
INPEX Corp.	45,700	507,057
Isetan Mitsukoshi Holdings Ltd.	19,400	237,830
Isuzu Motors Ltd.	33,500	408,721
ITOCHU Corp.	81,700	873,509
ITOCHU Techno-Solutions Corp.	1,300	46,064
Iyo Bank Ltd.	14,000	151,750
J. Front Retailing Co., Ltd.	13,000	151,389
Japan Airlines Co., Ltd.	6,688	195,360
Japan Display, Inc.*	20,800	63,620
Japan Exchange Group, Inc.	14,000	326,177
Japan Prime Realty Investment Corp. (REIT)	45	156,220
Japan Real Estate Investment Corp. (REIT)	62	298,382
Japan Retail Fund Investment Corp. (REIT)	125	263,604
Japan Tobacco, Inc.	58,800	1,614,535
JFE Holdings, Inc.	26,700	594,301
JGC Corp.	11,000	226,700
Joyo Bank Ltd.	37,000	183,609
JSR Corp.	9,900	170,001
JTEKT Corp.	12,300	208,324
JX Holdings, Inc.	116,433	453,610
Kajima Corp.	49,000	202,509
Kakaku.com, Inc.	7,900	113,578
Kamigumi Co., Ltd.	14,000	124,510
Kaneka Corp.	15,000	80,657
Kansai Electric Power Co., Inc.*	37,200	353,910
Kansai Paint Co., Ltd.	12,000	185,455
Kao Corp.	28,400	1,120,368
Kawasaki Heavy Industries Ltd.	80,000	365,336
KDDI Corp.	114,225	7,147,084
Keihan Electric Railway Co., Ltd.	23,000	122,841
Keikyu Corp.	27,000	199,973
Keio Corp.	32,000	229,657
Keisei Electric Railway Co., Ltd.	15,000	182,914
Keyence Corp.	13,718	6,076,222
Kikkoman Corp.	7,000	171,736
Kintetsu Corp.	101,000	333,124
Kirin Holdings Co., Ltd.	44,300	548,750
Kobe Steel Ltd.	157,000	271,585
Koito Manufacturing Co., Ltd.	5,000	152,498
Komatsu Ltd.	50,900	1,128,429
Konami Corp.	5,900	108,786
Konica Minolta, Inc.	23,500	253,484
Kubota Corp.	59,000	856,754
Kuraray Co., Ltd.	19,300	220,042
Kurita Water Industries Ltd.	4,200	87,744
Kyocera Corp.	90,600	4,152,542
Kyowa Hakko Kirin Co., Ltd.	12,000	112,958
Kyushu Electric Power Co., Inc.*	24,600	246,371
Lawson, Inc.	3,400	205,592
LIXIL Group Corp.	14,900	315,106
M3, Inc.	9,300	154,651
Mabuchi Motor Co., Ltd.	2,400	94,582
Makita Corp.	6,300	285,035
Marubeni Corp.	85,000	509,514
Marui Group Co., Ltd.	11,700	105,813
Maruichi Steel Tube Ltd.	2,300	48,996
Mazda Motor Corp.	28,860	692,759
McDonald’s Holdings Co. Japan Ltd.	3,910	85,539
Medipal Holdings Corp.	7,800	90,581
MEIJI Holdings Co., Ltd.	3,422	311,659
Minebea Co., Ltd.	16,000	234,191
Miraca Holdings, Inc.	3,200	137,902
Mitsubishi Chemical Holdings Corp.	76,000	370,098
Mitsubishi Corp.	74,200	1,360,819
Mitsubishi Electric Corp.	105,000	1,250,133
Mitsubishi Estate Co., Ltd.	68,000	1,439,176
Mitsubishi Gas Chemical Co., Inc.	23,000	115,540
Mitsubishi Heavy Industries Ltd.	164,000	906,784
Mitsubishi Logistics Corp.	7,000	101,203
Mitsubishi Materials Corp.	64,000	212,751
Mitsubishi Motors Corp.	32,700	299,566
Mitsubishi Tanabe Pharma Corp.	12,900	189,038
Mitsubishi UFJ Financial Group, Inc.	691,900	3,792,403
Mitsubishi UFJ Lease & Finance Co., Ltd.	24,300	114,830
Mitsui & Co., Ltd.	91,500	1,223,188
Mitsui Chemicals, Inc.	46,000	130,662
Mitsui Fudosan Co., Ltd.	50,000	1,344,776
Mitsui O.S.K. Lines Ltd.	61,000	181,196
Mixi, Inc.	1,500	55,981
Mizuho Financial Group, Inc.	1,255,944	2,110,361
MS&AD Insurance Group Holdings, Inc.	26,207	622,465
Murata Manufacturing Co., Ltd.	68,403	7,471,900
Nabtesco Corp.	5,600	134,440
Nagoya Railroad Co., Ltd.	48,000	178,721
NEC Corp.	146,000	425,634
Nexon Co., Ltd.	121,400	1,131,959
NGK Insulators Ltd.	14,000	288,335
NGK Spark Plug Co., Ltd.	9,300	280,835
NH Foods Ltd.	10,000	218,732
NHK Spring Co., Ltd.	9,000	78,522
Nidec Corp.	78,656	5,101,826
Nikon Corp.	19,100	253,610
Nintendo Co., Ltd.	5,900	614,906
Nippon Building Fund, Inc. (REIT)	76	380,772
Nippon Electric Glass Co., Ltd.	21,000	94,669
Nippon Express Co., Ltd.	41,000	208,518

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Nippon Paint Holdings Co., Ltd.	10,000	$290,255
Nippon Prologis REIT, Inc. (REIT)	70	151,755
Nippon Steel & Sumitomo Metal Corp.	413,915	1,027,219
Nippon Telegraph & Telephone Corp.	20,659	1,063,071
Nippon Yusen KK	90,000	254,560
Nissan Motor Co., Ltd.	135,600	1,181,109
Nisshin Seifun Group, Inc.	8,580	83,134
Nissin Foods Holdings Co., Ltd.	3,300	157,922
Nitori Holdings Co., Ltd.	3,900	209,580
Nitto Denko Corp.	8,200	458,573
NOK Corp.	5,800	147,305
Nomura Holdings, Inc.	198,300	1,128,443
Nomura Real Estate Holdings, Inc.	7,500	128,880
Nomura Research Institute Ltd.	5,400	165,812
NSK Ltd.	24,000	284,243
NTT Data Corp.	7,000	261,674
NTT DOCOMO, Inc.	83,600	1,223,749
NTT Urban Development Corp.	6,700	67,211
Obayashi Corp.	38,000	244,226
Odakyu Electric Railway Co., Ltd.	35,000	310,582
Oji Holdings Corp.	45,000	161,487
Olympus Corp.*	12,600	443,972
Omron Corp.	11,400	510,953
Ono Pharmaceutical Co., Ltd.	4,600	407,616
Oracle Corp. Japan	2,200	89,633
Oriental Land Co., Ltd.	2,800	642,095
ORIX Corp.	72,900	911,315
Osaka Gas Co., Ltd.	105,000	392,449
Otsuka Corp.	2,400	75,953
Otsuka Holdings Co., Ltd.	20,600	617,834
Panasonic Corp.	120,500	1,415,715
Park24 Co., Ltd.	4,400	64,796
Rakuten, Inc.	44,700	622,341
Recruit Holdings Co., Ltd.*	7,800	220,829
Resona Holdings, Inc.	116,305	587,004
Ricoh Co., Ltd.	40,200	408,375
Rinnai Corp.	1,800	121,207
Rohm Co., Ltd.	5,400	327,611
Sankyo Co., Ltd.	2,700	93,053
Sanrio Co., Ltd.	2,300	57,206
Santen Pharmaceutical Co., Ltd.	4,300	230,118
SBI Holdings, Inc.	11,660	126,610
Secom Co., Ltd.	10,900	626,228
Sega Sammy Holdings, Inc.	9,700	124,445
Seibu Holdings, Inc.	47,600	971,133
Seiko Epson Corp.	6,700	281,423
Sekisui Chemical Co., Ltd.	24,000	288,924
Sekisui House Ltd.	30,000	392,934
Seven & i Holdings Co., Ltd.	40,900	1,475,292
Seven Bank Ltd.	32,000	134,681
Sharp Corp.*	78,000	172,858
Shikoku Electric Power Co., Inc.*	9,600	116,376
Shimadzu Corp.	14,000	142,479
Shimamura Co., Ltd.	1,200	103,390
Shimano, Inc.	4,200	543,271
Shimizu Corp.	31,000	211,085
Shin-Etsu Chemical Co., Ltd.	22,400	1,457,282
Shinsei Bank Ltd.	96,000	167,598
Shionogi & Co., Ltd.	16,800	435,211
Shiseido Co., Ltd.	20,200	282,868
Shizuoka Bank Ltd.	29,000	265,265
Showa Shell Sekiyu KK	9,500	93,628
SMC Corp.	2,900	755,181
SoftBank Corp.	51,900	3,088,685
Sompo Japan Nipponkoa Holdings, Inc.	17,481	439,298
Sony Corp.	56,400	1,148,238
Sony Financial Holdings, Inc.	10,100	148,935
Stanley Electric Co., Ltd.	7,700	166,436
Sumitomo Chemical Co., Ltd.	84,000	332,577
Sumitomo Corp.	61,100	627,558
Sumitomo Dainippon Pharma Co., Ltd.	8,400	81,646
Sumitomo Electric Industries Ltd.	38,600	481,606
Sumitomo Heavy Industries Ltd.	29,000	155,848
Sumitomo Metal Mining Co., Ltd.	29,000	432,733
Sumitomo Mitsui Financial Group, Inc.	145,263	5,248,716
Sumitomo Mitsui Trust Holdings, Inc.	183,020	698,475
Sumitomo Realty & Development Co., Ltd.	18,000	613,178
Sumitomo Rubber Industries Ltd.	9,100	135,489
Suntory Beverage & Food Ltd.	6,900	238,242
Suruga Bank Ltd.	9,000	164,901
Suzuken Co., Ltd.	4,100	113,312
Suzuki Motor Corp.	19,700	592,202
Sysmex Corp.	8,200	363,779
T&D Holdings, Inc.	32,500	390,988
Taiheiyo Cement Corp.	64,000	201,387
Taisei Corp.	52,000	295,996
Taisho Pharmaceutical Holdings Co., Ltd.	1,900	115,906
Taiyo Nippon Sanso Corp.	6,000	66,207
Takashimaya Co., Ltd.	14,000	112,278
Takeda Pharmaceutical Co., Ltd.	43,200	1,792,614
TDK Corp.	6,900	406,546
Teijin Ltd.	53,000	141,145
Terumo Corp.	17,000	387,170
THK Co., Ltd.	5,600	135,203
Tobu Railway Co., Ltd.	57,000	243,586
Toho Co., Ltd.	6,000	136,143
Toho Gas Co., Ltd.	23,000	112,714
Tohoku Electric Power Co., Inc.	26,100	303,189
Tokio Marine Holdings, Inc.	37,800	1,227,546
Tokyo Electric Power Co., Inc.*	76,600	312,136
Tokyo Electron Ltd.	9,600	728,515
Tokyo Gas Co., Ltd.	122,000	658,332
Tokyo Tatemono Co., Ltd.	21,000	152,936
Tokyu Corp.	64,000	397,041
Tokyu Fudosan Holdings Corp.	22,300	153,655
TonenGeneral Sekiyu KK	16,000	136,775
Toppan Printing Co., Ltd.	31,000	201,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Toray Industries, Inc.	82,000	$656,736
Toshiba Corp.	217,000	918,864
TOTO Ltd.	16,000	186,100
Toyo Seikan Group Holdings Ltd.	8,000	98,692
Toyo Suisan Kaisha Ltd.	5,000	161,446
Toyoda Gosei Co., Ltd.	3,500	70,674
Toyota Industries Corp.	9,100	464,985
Toyota Motor Corp.	147,700	9,210,656
Toyota Tsusho Corp.	11,900	275,039
Trend Micro, Inc.	6,100	166,895
Unicharm Corp.	19,500	469,260
United Urban Investment Corp. (REIT)	139	218,332
USS Co., Ltd.	12,500	192,362
West Japan Railway Co.	8,800	416,996
Yahoo! Japan Corp.	81,700	294,807
Yakult Honsha Co., Ltd.	5,100	269,144
Yamada Denki Co., Ltd.	49,700	165,884
Yamaguchi Financial Group, Inc.	11,000	113,321
Yamaha Corp.	8,300	123,282
Yamaha Motor Co., Ltd.	13,000	261,448
Yamato Holdings Co., Ltd.	18,600	366,242
Yamato Kogyo Co., Ltd.	2,200	61,853
Yamazaki Baking Co., Ltd.	6,000	74,032
Yaskawa Electric Corp.	11,000	140,702
Yokogawa Electric Corp.	10,800	118,885
Yokohama Rubber Co., Ltd.	10,000	91,360

		176,160,263

Luxembourg (0.1%)
Altice S.A.*	4,517	356,444
ArcelorMittal S.A.	55,146	597,299
Millicom International Cellular S.A. (SDR)	3,523	262,008
RTL Group S.A.	2,084	198,041
SES S.A. (FDR)	16,459	590,402
Tenaris S.A.	24,228	365,954

		2,370,148

Macau (0.0%)
MGM China Holdings Ltd.	54,800	138,147
Sands China Ltd.	130,787	636,122
Wynn Macau Ltd.	87,600	244,217

		1,018,486

Malaysia (0.2%)
Astro Malaysia Holdings Bhd	1,589,100	1,372,665
IHH Healthcare Bhd	983,400	1,353,256
SapuraKencana Petroleum Bhd	2,022,300	1,342,758

		4,068,679

Mexico (1.1%)
Alfa S.A.B. de C.V., Class A*	1,629,318	3,637,701
America Movil S.A.B. de C.V. (ADR), Class L	158,853	3,523,360
Cemex S.A.B. de C.V. (ADR)*	461,883	4,706,588
Fomento Economico Mexicano S.A.B. de C.V. (ADR)*	91,450	8,050,344
Fresnillo plc	13,691	162,468
Grupo Financiero Banorte S.A.B. de C.V., Class O	334,205	1,839,359
Grupo Financiero Inbursa S.A.B. de C.V., Class O	595,532	1,537,091
Grupo Financiero Santander Mexico S.A.B. de C.V. (ADR), Class B	83,545	865,526

		24,322,437

Netherlands (1.2%)
Aegon N.V.	97,661	732,751
Akzo Nobel N.V.	12,808	888,167
ASML Holding N.V.	19,517	2,090,986
Boskalis Westminster N.V.	4,369	238,860
Corio N.V. (REIT)	3,478	169,735
Delta Lloyd N.V.	10,525	231,316
Gemalto N.V.	4,016	328,049
Heineken Holding N.V.	5,661	354,846
Heineken N.V.	12,414	881,882
ING Groep N.V. (CVA)*	209,522	2,712,809
Koninklijke Ahold N.V.	48,065	854,405
Koninklijke DSM N.V.	9,657	587,208
Koninklijke KPN N.V.	165,871	522,955
Koninklijke Philips N.V.	51,690	1,500,827
Koninklijke Vopak N.V.	3,948	204,522
NN Group N.V.*§	5,813	173,213
OCI N.V.*	5,009	173,839
QIAGEN N.V.*	13,153	308,019
Randstad Holding N.V.	6,870	330,389
Royal Dutch Shell plc, Class A	212,439	7,041,604
Royal Dutch Shell plc, Class B	131,816	4,528,395
TNT Express N.V.	27,078	179,902
Wolters Kluwer N.V.	16,937	517,182
Yandex N.V., Class A*	76,921	1,381,501

		26,933,362

New Zealand (0.0%)
Auckland International Airport Ltd.	44,992	148,073
Contact Energy Ltd.	19,112	95,115
Fletcher Building Ltd.	38,243	246,665
Meridian Energy Ltd.	49,233	67,500
Mighty River Power Ltd.	27,044	62,737
Ryman Healthcare Ltd.	19,673	130,603
Spark New Zealand Ltd.	85,989	208,344

		959,037

Norway (0.2%)
DNB ASA	52,861	779,402
Gjensidige Forsikring ASA	11,625	189,356
Norsk Hydro ASA	72,701	408,899
Orkla ASA	43,321	295,245
Statoil ASA	60,801	1,065,503
Telenor ASA	41,547	837,727
Yara International ASA	9,692	433,443

		4,009,575

Panama (0.1%)
Copa Holdings S.A., Class A	13,230	1,371,157

Peru (0.2%)
Credicorp Ltd.	27,755	4,445,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Philippines (0.6%)
BDO Unibank, Inc.	889,470	$2,175,648
DMCI Holdings, Inc.	4,032,250	1,411,623
International Container Terminal Services, Inc.	577,740	1,479,829
LT Group, Inc.	3,300,200	894,705
Metro Pacific Investments Corp.	22,288,200	2,278,213
Metropolitan Bank & Trust Co.	1,313,510	2,421,654
SM Investments Corp.	157,095	2,846,723

		13,508,395

Poland (0.4%)
Bank Pekao S.A.	66,176	3,328,010
Bank Zachodni WBK S.A.	28,104	2,976,019
PKP Cargo S.A.	76,974	1,809,562

		8,113,591

Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered), Class R*	1,919,017	150,902
EDP - Energias de Portugal S.A.	127,377	492,621
Galp Energia SGPS S.A.	21,329	215,784
Jeronimo Martins SGPS S.A.	275,220	2,758,576

		3,617,883

Russia (0.1%)
Mail.ru Group Ltd. (GDR)*	65,952	1,065,077
NOVATEK OAO (GDR)	26,569	2,063,402

		3,128,479

Singapore (0.5%)
Ascendas Real Estate Investment Trust (REIT)	103,000	184,890
Avago Technologies Ltd.	9,481	953,694
CapitaCommercial Trust (REIT)	97,000	128,399
CapitaLand Ltd.	144,000	357,781
CapitaMall Trust (REIT)	127,000	195,419
City Developments Ltd.	19,000	146,695
ComfortDelGro Corp., Ltd.	110,000	215,354
DBS Group Holdings Ltd.	91,000	1,405,262
Genting Singapore plc	342,457	277,468
Global Logistic Properties Ltd.	164,000	306,714
Golden Agri-Resources Ltd.	370,225	128,394
Hutchison Port Holdings Trust, Class U	293,000	201,909
Jardine Cycle & Carriage Ltd.	6,000	192,660
Keppel Corp., Ltd.	80,600	537,817
Keppel Land Ltd.	40,000	102,826
Oversea-Chinese Banking Corp., Ltd.	154,278	1,212,527
Sembcorp Industries Ltd.	55,000	184,441
Sembcorp Marine Ltd.	46,000	113,312
Singapore Airlines Ltd.	30,000	262,293
Singapore Exchange Ltd.	46,000	270,465
Singapore Press Holdings Ltd.	90,000	285,880
Singapore Technologies Engineering Ltd.	86,000	220,176
Singapore Telecommunications Ltd.	434,000	1,273,950
StarHub Ltd.	31,288	97,977
Suntec Real Estate Investment Trust (REIT)	111,000	164,076
United Overseas Bank Ltd.	69,740	1,289,343
UOL Group Ltd.	24,770	129,989
Wilmar International Ltd.	108,000	263,464

		11,103,175

South Africa (0.8%)
Investec plc	31,026	259,184
Life Healthcare Group Holdings Ltd.	320,124	1,179,524
Mondi plc	192,013	3,128,351
MTN Group Ltd.	232,347	4,409,199
Naspers Ltd., Class N	43,704	5,626,804
Pick n Pay Stores Ltd.	320,824	1,452,754
Vodacom Group Ltd.	247,298	2,731,035

		18,786,851

South Korea (1.9%)
Cosmax, Inc.*	10,034	904,666
Coway Co., Ltd.*	39,986	3,042,352
Hana Financial Group, Inc.	67,570	1,951,992
Hotel Shilla Co., Ltd.*	18,944	1,566,619
Hyundai Department Store Co., Ltd.*	5,027	558,312
Hyundai Engineering & Construction Co., Ltd.*	36,046	1,364,742
Hyundai Glovis Co., Ltd.*	6,091	1,607,837
Industrial Bank of Korea*	29,290	373,008
KB Financial Group, Inc.*	88,329	2,884,771
Kia Motors Corp.*	51,620	2,438,895
Kolao Holdings*	47,227	836,956
NAVER Corp.*	5,573	3,600,272
NCSoft Corp.	7,617	1,248,679
Orion Corp.*	468	430,422
Paradise Co., Ltd.	34,896	743,882
Samsung Electronics Co., Ltd.	5,941	7,141,391
Samsung Electronics Co., Ltd. (Preference) (q)	765	715,808
Samsung Life Insurance Co., Ltd.*	23,149	2,444,959
Seoul Semiconductor Co., Ltd.*	63,397	1,152,728
Shinhan Financial Group Co., Ltd.*	62,923	2,524,708
SK Hynix, Inc.*	95,794	4,124,820
SK Telecom Co., Ltd.	6,600	1,604,997

		43,262,816

Spain (1.6%)
Abertis Infraestructuras S.A.	22,694	448,343
ACS Actividades de Construccion y Servicios S.A.	9,103	315,190
Amadeus IT Holding S.A., Class A	22,315	886,736
Banco Bilbao Vizcaya Argentaria S.A.	699,107	6,579,658
Banco de Sabadell S.A.	186,309	488,082
Banco Popular Espanol S.A.	96,583	478,210
Banco Santander S.A.	667,796	5,583,993
Bankia S.A.*	253,797	376,258
Bankinter S.A.	33,464	266,830
CaixaBank S.A.	120,061	623,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Cemex Latam Holdings S.A.*	219,166	$1,467,976
Distribuidora Internacional de Alimentacion S.A.	33,100	222,563
Enagas S.A.	10,312	326,404
Ferrovial S.A.	23,028	453,736
Gas Natural SDG S.A.	19,492	490,357
Grifols S.A.	8,081	321,685
Iberdrola S.A.	277,132	1,864,592
Inditex S.A.	244,322	7,000,544
Mapfre S.A.	45,685	153,847
Red Electrica Corporacion S.A.	5,846	513,203
Repsol S.A.	162,550	3,021,504
Telefonica S.A.	228,277	3,265,266
Zardoya Otis S.A.	9,851	109,014

		35,257,608

Sweden (1.5%)
Alfa Laval AB	16,488	311,934
Assa Abloy AB, Class B	114,034	6,026,343
Atlas Copco AB, Class A	36,426	1,013,995
Atlas Copco AB, Class B	20,101	515,065
Boliden AB	15,362	244,764
Electrolux AB	13,506	396,283
Elekta AB, Class B	20,736	211,634
Getinge AB, Class B	11,236	255,213
Hennes & Mauritz AB, Class B	51,002	2,115,655
Hexagon AB, Class B	13,296	411,177
Husqvarna AB, Class B	23,733	174,541
ICA Gruppen AB	3,543	138,676
Industrivarden AB, Class C	6,161	107,008
Investment AB Kinnevik, Class B	13,404	434,711
Investor AB, Class B	24,837	900,075
Lundin Petroleum AB*	12,497	178,696
Nordea Bank AB	162,838	1,880,698
Sandvik AB	59,145	575,877
Securitas AB, Class B	18,246	221,073
Skandinaviska Enskilda Banken AB, Class A	82,915	1,048,834
Skanska AB, Class B	21,329	455,987
SKF AB, Class B	21,995	462,708
Svenska Cellulosa AB S.C.A., Class B	32,467	701,158
Svenska Handelsbanken AB, Class A	26,540	1,239,226
Swedbank AB, Class A	49,414	1,229,566
Swedish Match AB	11,378	354,892
Tele2 AB, Class B	17,843	216,011
Telefonaktiebolaget LM Ericsson, Class B	857,024	10,379,364
TeliaSonera AB	129,340	831,779
Volvo AB, Class B	84,378	911,269

		33,944,212

Switzerland (4.0%)
ABB Ltd. (Registered)*	118,532	2,507,153
ACE Ltd.	12,437	1,428,763
Actelion Ltd. (Registered)*	5,635	648,291
Adecco S.A. (Registered)*	9,348	640,375
Aryzta AG*	4,898	376,350
Baloise Holding AG (Registered)	2,580	329,506
Barry Callebaut AG (Registered)*	107	109,587
Chocoladefabriken Lindt & Sprungli AG	48	236,966
Chocoladefabriken Lindt & Sprungli AG (Registered)	6	344,379
Cie Financiere Richemont S.A. (Registered)	28,159	2,494,249
Coca-Cola HBC AG (CDI)*	147,866	2,813,419
Credit Suisse Group AG (Registered)*	231,683	5,808,021
DKSH Holding AG	22,604	1,724,081
EMS-Chemie Holding AG (Registered)	413	167,679
Garmin Ltd.	4,500	237,735
Geberit AG (Registered)	1,968	668,792
Givaudan S.A. (Registered)*	489	874,360
Glencore plc*	572,415	2,634,680
Holcim Ltd. (Registered)*	12,358	877,543
Julius Baer Group Ltd.*	12,408	566,240
Kuehne + Nagel International AG (Registered)	3,031	412,008
Lonza Group AG (Registered)*	2,834	319,384
Nestle S.A. (Registered)	218,725	16,032,880
Novartis AG (Registered)	124,238	11,425,856
Pargesa Holding S.A.	1,598	123,099
Partners Group Holding AG	966	280,147
Roche Holding AG	52,064	14,111,451
Schindler Holding AG	2,475	357,125
Schindler Holding AG (Registered)	1,251	179,427
SGS S.A. (Registered)	286	583,137
Sika AG	116	340,229
Sonova Holding AG (Registered)	2,809	411,780
STMicroelectronics N.V.	35,523	264,916
Sulzer AG (Registered)	1,307	138,852
Swatch Group AG	5,221	2,318,319
Swatch Group AG (Registered)	2,842	245,816
Swiss Life Holding AG (Registered)*	1,677	396,299
Swiss Prime Site AG (Registered)*	3,048	223,332
Swiss Reinsurance AG*	19,191	1,605,774
Swisscom AG (Registered)	1,224	642,724
Syngenta AG (Registered)	5,009	1,608,392
TE Connectivity Ltd.	15,239	963,867
Transocean Ltd. (Aquis Exchange)	19,656	360,233
Transocean Ltd. (BATS Europe Exchange)	12,687	232,553
UBS Group AG*	531,651	9,138,921
Wolseley plc	13,909	791,816
Zurich Insurance Group AG*	8,046	2,519,547

		91,516,053

Taiwan (1.3%)
Advanced Semiconductor Engineering, Inc.	1,027,000	1,220,919
Catcher Technology Co., Ltd.	133,000	1,023,670
Cathay Financial Holding Co., Ltd.	368,000	541,446

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Chailease Holding Co., Ltd.	995,860	$2,469,423
Cleanaway Co., Ltd.*	33,000	152,265
Delta Electronics, Inc.	250,000	1,485,480
Eclat Textile Co., Ltd.	137,409	1,391,496
Epistar Corp.	453,000	894,270
Far EasTone Telecommunications Co., Ltd.*	199,000	458,142
Fubon Financial Holding Co., Ltd.	1,305,880	2,076,826
Ginko International Co., Ltd.	61,000	645,078
Hermes Microvision, Inc.	37,739	1,890,656
Largan Precision Co., Ltd.	33,000	2,470,700
MediaTek, Inc.	205,000	2,984,375
Pegatron Corp.	23,000	52,968
Taiwan Mobile Co., Ltd.	252,000	832,218
Taiwan Semiconductor Manufacturing Co., Ltd.	1,928,133	8,508,332
Uni-President Enterprises Corp.	1,000,914	1,577,570

		30,675,834

Thailand (0.7%)
Advanced Info Service PCL	375,700	2,860,957
Bangkok Bank PCL (NVDR)	457,200	2,683,777
BTS Rail Mass Transit Growth Infrastructure Fund, Class F	5,382,223	1,618,776
Indorama Ventures PCL	1,982,900	1,216,057
Kasikornbank PCL (NVDR)	248,000	1,712,495
Land & Houses PCL	5,737,440	1,576,793
Minor International PCL	973,100	959,721
PTT PCL	239,200	2,345,113
Total Access Communication PCL	341,600	997,626
Total Access Communication
PCL (NVDR)	63,000	183,988

		16,155,303

United Kingdom (6.2%)
3i Group plc	52,364	363,920
Aberdeen Asset Management plc	47,478	317,111
Admiral Group plc	10,369	212,343
Aggreko plc	14,265	332,352
Amec Foster Wheeler plc	19,451	254,574
Anglo American plc	76,131	1,408,571
Antofagasta plc	22,132	256,959
Aon plc	10,690	1,013,733
ARM Holdings plc	77,185	1,188,514
Ashtead Group plc	25,656	453,578
Associated British Foods plc	19,487	946,788
AstraZeneca plc	68,131	4,792,717
Aviva plc	157,345	1,179,012
Babcock International Group plc	13,597	222,460
BAE Systems plc	169,410	1,236,698
Barclays plc	892,005	3,353,493
BG Group plc	184,497	2,455,789
BP plc	992,413	6,301,562
British American Tobacco plc	100,682	5,470,439
British Land Co. plc (REIT)	50,719	609,291
BT Group plc	432,764	2,686,409
Bunzl plc	18,566	506,106
Burberry Group plc	24,615	623,710
Capita plc	36,695	614,978
Centrica plc	270,610	1,164,694
Circassia Pharmaceuticals plc*	333,600	1,440,331
CNH Industrial N.V.	51,423	414,542
Cobham plc	60,576	303,752
Compass Group plc	90,196	1,537,329
Croda International plc	7,651	315,251
Delphi Automotive plc	11,100	807,192
Diageo plc	136,458	3,913,770
Direct Line Insurance Group plc	83,098	374,798
Dixons Carphone plc	51,057	367,743
Earthport plc*	735,154	501,712
easyJet plc	7,584	195,754
Ensco plc, Class A	8,714	260,984
Fiat Chrysler Automobiles N.V.*	47,905	549,731
Friends Life Group Ltd.	77,275	436,887
G4S plc	87,380	376,046
GKN plc	87,207	462,561
GlaxoSmithKline plc	261,938	5,604,173
Hammerson plc (REIT)	39,942	373,318
Hargreaves Lansdown plc	11,722	182,766
HSBC Holdings plc	1,034,641	9,777,850
ICAP plc	31,794	221,768
IMI plc	14,609	285,989
Imperial Tobacco Group plc	52,172	2,284,774
Inmarsat plc	21,447	265,781
InterContinental Hotels Group plc	13,002	521,018
International Consolidated Airlines Group S.A.*	54,312	402,015
Intertek Group plc	8,989	325,841
Intu Properties plc (REIT)	42,313	218,809
ITV plc	207,444	691,071
J Sainsbury plc	68,514	260,473
Johnson Matthey plc	10,608	556,114
Kingfisher plc	129,053	680,059
Land Securities Group plc (REIT)	43,723	782,373
Legal & General Group plc	323,222	1,241,437
Lloyds Banking Group plc*	3,077,680	3,634,331
London Stock Exchange Group plc	12,601	432,924
Marks & Spencer Group plc	90,012	664,580
Meggitt plc	44,975	359,501
Melrose Industries plc	57,045	234,722
Merlin Entertainments plc§	22,946	141,660
National Grid plc	203,453	2,900,389
Next plc	8,477	894,118
Noble Corp. plc	9,480	157,084
Old Mutual plc	258,386	759,891
Pearson plc	43,187	794,434
Pentair plc	7,003	465,139
Persimmon plc*	15,906	389,091
Petrofac Ltd.	14,557	157,880
Prudential plc	398,549	9,171,466
Randgold Resources Ltd.	4,890	330,862
Reckitt Benckiser Group plc	34,907	2,815,994
Reed Elsevier N.V.	38,601	922,515
Reed Elsevier plc	61,205	1,041,305
Rexam plc	39,385	276,888
Rio Tinto Ltd.	23,785	1,115,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Rio Tinto plc	68,540	$3,157,811
Rolls-Royce Holdings plc*	102,823	1,385,135
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	9,254,070	14,423
Royal Bank of Scotland Group plc*	136,191	826,750
Royal Mail plc	31,878	212,272
RSA Insurance Group plc*	54,512	366,860
SABMiller plc	52,617	2,723,049
Sage Group plc	59,005	425,508
Schroders plc	6,902	286,056
Segro plc (REIT)	41,688	238,965
Severn Trent plc	13,336	413,480
Sky plc	54,087	752,794
Smith & Nephew plc	48,693	893,974
Smiths Group plc	22,034	372,927
Sports Direct International plc*	15,097	165,573
SSE plc	52,634	1,321,358
Standard Chartered plc	133,945	2,008,773
Standard Life plc	124,625	767,743
Subsea 7 S.A.	16,198	165,184
Tate & Lyle plc	26,196	246,071
Tesco plc	441,672	1,285,231
Travis Perkins plc	12,871	370,557
Tullow Oil plc	47,243	298,919
Unilever N.V. (CVA)	88,386	3,472,045
Unilever plc	205,022	8,328,145
United Utilities Group plc	38,264	542,236
Vodafone Group plc	1,425,208	4,883,419
Weir Group plc	11,864	339,570
Whitbread plc	9,987	737,010
William Hill plc	45,288	254,681
WM Morrison Supermarkets plc	119,363	339,703
WPP plc	70,361	1,459,722

		141,616,219

United States (36.2%)
3M Co.	54,047	8,881,003
Abbott Laboratories	56,451	2,541,424
AbbVie, Inc.	59,730	3,908,731
Actavis plc*	9,937	2,557,883
Adobe Systems, Inc.*	98,273	7,144,447
ADT Corp.	6,497	235,386
AES Corp.	24,573	338,370
Aetna, Inc.	80,686	7,167,337
Affiliated Managers Group, Inc.*	2,081	441,671
Aflac, Inc.	16,865	1,030,283
Agilent Technologies, Inc.	12,530	512,978
AGL Resources, Inc.	4,447	242,406
Air Products and Chemicals, Inc.	7,211	1,040,043
Airgas, Inc.	2,530	291,405
Akamai Technologies, Inc.*	6,704	422,084
Alcoa, Inc.	44,236	698,486
Alexion Pharmaceuticals, Inc.*	7,434	1,375,513
Allegheny Technologies, Inc.	4,049	140,784
Allergan, Inc.	25,572	5,436,351
Alliance Data Systems Corp.*	2,399	686,234
Allstate Corp.	15,724	1,104,611
Altera Corp.	175,209	6,472,220
Altria Group, Inc.	74,096	3,650,710
Amazon.com, Inc.*	14,233	4,417,212
Ameren Corp.	9,141	421,674
American Electric Power Co., Inc.	18,341	1,113,666
American Express Co.	33,359	3,103,721
American International Group, Inc.	52,481	2,939,461
American Tower Corp. (REIT)	14,863	1,469,208
Ameriprise Financial, Inc.	6,918	914,905
AmerisourceBergen Corp.	7,789	702,256
AMETEK, Inc.	9,229	485,722
Amgen, Inc.	28,517	4,542,473
Amphenol Corp., Class A	11,602	624,304
Anadarko Petroleum Corp.	18,987	1,566,427
Analog Devices, Inc.	11,639	646,197
Anthem, Inc.	57,405	7,214,086
Apache Corp.	14,114	884,524
Apartment Investment & Management Co. (REIT), Class A	5,448	202,393
Apple, Inc.	219,865	24,268,699
Applied Materials, Inc.	45,677	1,138,271
Archer-Daniels-Midland Co.	24,158	1,256,216
Assurant, Inc.	2,610	178,602
AT&T, Inc.	194,454	6,531,710
Autodesk, Inc.*	8,496	510,270
Automatic Data Processing, Inc.	18,072	1,506,663
AutoNation, Inc.*	2,800	169,148
AutoZone, Inc.*	1,202	744,170
AvalonBay Communities, Inc. (REIT)	4,949	808,617
Avery Dennison Corp.	3,387	175,718
Avon Products, Inc.	16,200	152,118
Baker Hughes, Inc.	16,197	908,166
Ball Corp.	5,137	350,189
Bank of America Corp.	394,248	7,053,097
Bank of New York Mellon Corp.	42,205	1,712,257
Baxter International, Inc.	20,318	1,489,106
BB&T Corp.	27,005	1,050,224
Becton, Dickinson and Co.	7,197	1,001,535
Bed Bath & Beyond, Inc.*	6,961	530,219
Berkshire Hathaway, Inc., Class B*	68,362	10,264,554
Best Buy Co., Inc.	10,951	426,870
Biogen Idec, Inc.*	17,423	5,914,237
BioMarin Pharmaceutical, Inc.*	25,180	2,276,272
BlackRock, Inc.	4,776	1,707,707
Bluebird Bio, Inc.*	9,370	859,416
Boeing Co.	24,856	3,230,783
BorgWarner, Inc.	8,524	468,394
Boston Properties, Inc. (REIT)	5,740	738,681
Boston Scientific Corp.*	49,643	657,770
Bristol-Myers Squibb Co.	62,186	3,670,840
Broadcom Corp., Class A	20,197	875,136
Brown-Forman Corp., Class B	5,845	513,425
C.H. Robinson Worldwide, Inc.	5,475	410,023
C.R. Bard, Inc.	2,809	468,036
CA, Inc.	12,033	366,405
Cablevision Systems Corp. - New York Group, Class A	8,279	170,879
Cabot Oil & Gas Corp.	15,426	456,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Cameron International Corp.*	7,403	$369,780
Campbell Soup Co.	6,672	293,568
Capital One Financial Corp.	20,843	1,720,590
Cardinal Health, Inc.	12,408	1,001,698
CareFusion Corp.*	7,645	453,654
CarMax, Inc.*	8,073	537,500
Carnival Corp.	16,905	766,304
Carnival plc	10,167	459,059
Caterpillar, Inc.	22,696	2,077,365
CBRE Group, Inc., Class A*	10,525	360,481
CBS Corp. (Non-Voting), Class B	17,876	989,258
Celgene Corp.*	29,943	3,349,424
Celldex Therapeutics, Inc.*	145,820	2,661,215
CenterPoint Energy, Inc.	16,024	375,442
CenturyLink, Inc.	21,396	846,854
Cerner Corp.*	11,396	736,865
CF Industries Holdings, Inc.	1,870	509,650
Charles Schwab Corp.	43,078	1,300,525
Chesapeake Energy Corp.	19,390	379,462
Chevron Corp.	70,870	7,950,197
Chipotle Mexican Grill, Inc.*	1,166	798,139
Chubb Corp.	8,841	914,778
Cigna Corp.	9,798	1,008,312
Cimarex Energy Co.	3,285	348,210
Cincinnati Financial Corp.	5,488	284,443
Cintas Corp.	3,659	287,012
Cisco Systems, Inc.	191,702	5,332,191
Citigroup, Inc.	239,666	12,968,327
Citrix Systems, Inc.*	6,035	385,033
Clorox Co.	4,851	505,523
Clovis Oncology, Inc.*	31,050	1,738,800
CME Group, Inc./Illinois	11,870	1,052,276
CMS Energy Corp.	10,274	357,022
Coach, Inc.	10,338	388,295
Coca-Cola Co.	147,784	6,239,440
Coca-Cola Enterprises, Inc.	8,329	368,308
Cognizant Technology Solutions Corp., Class A*	22,828	1,202,122
Colgate-Palmolive Co.	127,114	8,795,018
Comcast Corp., Class A	96,600	5,603,766
Comerica, Inc.	6,774	317,294
Computer Sciences Corp.	5,267	332,084
ConAgra Foods, Inc.	15,937	578,194
ConocoPhillips Co.	46,146	3,186,843
CONSOL Energy, Inc.	8,573	289,853
Consolidated Edison, Inc.	10,984	725,054
Constellation Brands, Inc., Class A*	6,292	617,686
Corning, Inc.	47,958	1,099,677
Costco Wholesale Corp.	16,411	2,326,259
Crown Castle International Corp. (REIT)	12,516	985,009
CSX Corp.	37,281	1,350,691
Cummins, Inc.	6,376	919,228
CVS Health Corp.	42,977	4,139,115
D.R. Horton, Inc.	12,396	313,495
Danaher Corp.	22,919	1,964,387
Darden Restaurants, Inc.	4,993	292,740
DaVita HealthCare Partners, Inc.*	6,463	489,508
Deere & Co.	13,437	1,188,771
Delta Air Lines, Inc.	31,352	1,542,205
Denbury Resources, Inc.	13,114	106,617
DENTSPLY International, Inc.	5,287	281,638
Devon Energy Corp.	14,426	883,015
Diamond Offshore Drilling, Inc.	2,565	94,161
DIRECTV*	18,829	1,632,474
Discover Financial Services	17,001	1,113,395
Discovery Communications, Inc., Class A*	5,518	190,095
Discovery Communications, Inc., Class C*	10,206	344,146
Dollar General Corp.*	11,375	804,213
Dollar Tree, Inc.*	7,710	542,630
Dominion Resources, Inc.	21,890	1,683,341
Dover Corp.	6,208	445,238
Dow Chemical Co.	41,532	1,894,275
Dr. Pepper Snapple Group, Inc.	7,317	524,483
DTE Energy Co.	6,649	574,274
Duke Energy Corp.	26,516	2,215,147
Dun & Bradstreet Corp.	1,346	162,812
E*TRADE Financial Corp.*	10,753	260,814
E.I. du Pont de Nemours & Co.	33,963	2,511,224
Eastman Chemical Co.	5,554	421,326
Eaton Corp. plc	17,774	1,207,921
eBay, Inc.*	172,206	9,664,201
Ecolab, Inc.	10,126	1,058,370
Edison International	12,215	799,838
Edwards Lifesciences Corp.*	4,011	510,921
Electronic Arts, Inc.*	11,619	546,267
Eli Lilly & Co.	36,732	2,534,141
EMC Corp.	76,287	2,268,775
Emerson Electric Co.	71,432	4,409,497
Entergy Corp.	6,766	591,890
EOG Resources, Inc.	20,544	1,891,486
EQT Corp.	5,658	428,311
Equifax, Inc.	4,499	363,834
Equity Residential (REIT)	13,585	975,946
Essex Property Trust, Inc. (REIT)	2,397	495,220
Estee Lauder Cos., Inc., Class A	8,391	639,394
Exelon Corp.	32,221	1,194,755
Expedia, Inc.	3,700	315,832
Expeditors International of Washington, Inc.	7,265	324,092
Express Scripts Holding Co.*	27,514	2,329,610
Exxon Mobil Corp.	158,747	14,676,160
F5 Networks, Inc.*	2,763	360,475
Facebook, Inc., Class A*	142,790	11,140,476
Family Dollar Stores, Inc.	3,616	286,423
Fastenal Co.	10,269	488,394
FedEx Corp.	9,875	1,714,893
Fidelity National Information Services, Inc.	10,645	662,119
Fifth Third Bancorp	30,893	629,445
First Cash Financial Services, Inc.*.	21,424	1,192,674
First Solar, Inc.*	2,811	125,357
FirstEnergy Corp.	15,776	615,106
Fiserv, Inc.*	9,146	649,092
FLIR Systems, Inc.	5,281	170,629

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Flowserve Corp.	5,121	$306,389
Fluor Corp.	5,875	356,201
FMC Corp.	4,965	283,154
FMC Technologies, Inc.*	8,769	410,740
FNF Group	71,362	2,458,421
FNFV Group*	9,652	151,922
Ford Motor Co.	144,284	2,236,402
Fossil Group, Inc.*	1,686	186,708
Franklin Resources, Inc.	14,692	813,496
Freeport-McMoRan, Inc.	38,957	910,036
Frontier Communications Corp.	37,374	249,285
GameStop Corp., Class A	4,057	137,127
Gannett Co., Inc.	8,457	270,032
Gap, Inc.	10,005	421,311
General Dynamics Corp.	11,802	1,624,191
General Electric Co.	376,468	9,513,346
General Growth Properties, Inc. (REIT)	23,576	663,193
General Mills, Inc.	22,634	1,207,071
General Motors Co.	50,596	1,766,306
Genuine Parts Co.	5,727	610,326
Genworth Financial, Inc., Class A*	18,505	157,293
Gilead Sciences, Inc.*	99,843	9,411,201
Goldman Sachs Group, Inc.	41,907	8,122,834
Goodyear Tire & Rubber Co.	10,292	294,042
Google, Inc., Class A*	19,109	10,140,382
Google, Inc., Class C*	19,099	10,053,714
H&R Block, Inc.	10,352	348,655
Halliburton Co.	31,730	1,247,941
Harley-Davidson, Inc.	8,015	528,269
Harman International Industries, Inc.	2,578	275,098
Harris Corp.	3,908	280,673
Hartford Financial Services Group, Inc.	16,177	674,419
Hasbro, Inc.	4,237	232,993
HCP, Inc. (REIT)	17,218	758,109
Health Care REIT, Inc. (REIT)	12,284	929,530
Helmerich & Payne, Inc.	4,032	271,837
Hershey Co.	5,563	578,163
Hess Corp.	9,527	703,283
Hewlett-Packard Co.	69,965	2,807,695
Home Depot, Inc.	49,404	5,185,938
Honeywell International, Inc.	29,347	2,932,352
Hormel Foods Corp.	5,020	261,542
Hospira, Inc.*	6,377	390,591
Host Hotels & Resorts, Inc. (REIT)	28,395	674,949
Hudson City Bancorp, Inc.	18,142	183,597
Humana, Inc.	5,740	824,436
Huntington Bancshares, Inc./Ohio	30,466	320,502
Illinois Tool Works, Inc.	13,484	1,276,935
Ingersoll-Rand plc	9,920	628,829
Integrys Energy Group, Inc.	2,982	232,149
Intel Corp.	181,258	6,577,853
Intercontinental Exchange, Inc.	4,231	927,816
International Business Machines Corp.	34,504	5,535,822
International Flavors & Fragrances, Inc.	3,031	307,222
International Paper Co.	15,849	849,189
Interpublic Group of Cos., Inc.	15,588	323,763
Intuit, Inc.	74,859	6,901,251
Intuitive Surgical, Inc.*	1,360	719,358
Invesco Ltd.	16,133	637,576
Iron Mountain, Inc. (REIT)	6,991	270,272
J.M. Smucker Co.	3,797	383,421
Jacobs Engineering Group, Inc.*	4,895	218,758
Johnson & Johnson	104,935	10,973,053
Johnson Controls, Inc.	24,975	1,207,292
Joy Global, Inc.	3,656	170,077
JPMorgan Chase & Co.	140,140	8,769,961
Juniper Networks, Inc.	14,434	322,167
Kansas City Southern	4,150	506,425
Kellogg Co.	9,450	618,408
Keurig Green Mountain, Inc.	4,543	601,470
KeyCorp	32,339	449,512
Kimberly-Clark Corp.	13,946	1,611,321
Kimco Realty Corp. (REIT)	15,310	384,893
Kinder Morgan, Inc.	63,699	2,695,105
KLA-Tencor Corp.	6,183	434,789
Kohl’s Corp.	7,573	462,256
Kraft Foods Group, Inc.	22,059	1,382,217
Kroger Co.	18,411	1,182,170
L Brands, Inc.	9,217	797,731
L-3 Communications Holdings, Inc.	3,181	401,474
Laboratory Corp. of America Holdings*	3,162	341,180
Lam Research Corp.	5,960	472,866
Legg Mason, Inc.	3,752	200,244
Leggett & Platt, Inc.	5,171	220,336
Lennar Corp., Class A	6,658	298,345
Leucadia National Corp.	11,819	264,982
Level 3 Communications, Inc.*	10,454	516,219
Lincoln National Corp.	9,737	561,533
Linear Technology Corp.	8,910	406,296
Lockheed Martin Corp.	10,065	1,938,217
Loews Corp.	11,222	471,548
Lorillard, Inc.	13,497	849,501
Lowe’s Cos., Inc.	36,474	2,509,411
LyondellBasell Industries N.V., Class A	15,579	1,236,817
M&T Bank Corp.	4,969	624,206
Macerich Co. (REIT)	5,296	441,739
Macy’s, Inc.	12,945	851,134
Mallinckrodt plc*	4,359	431,672
Marathon Oil Corp.	25,302	715,794
Marathon Petroleum Corp.	10,504	948,091
Marriott International, Inc., Class A	7,968	621,743
Marsh & McLennan Cos., Inc.	20,301	1,162,029
Martin Marietta Materials, Inc.	2,339	258,038
Masco Corp.	13,295	335,034
MasterCard, Inc., Class A	36,759	3,167,155
Mattel, Inc.	12,650	391,454
Maxim Integrated Products, Inc.	169,901	5,414,745
McCormick & Co., Inc. (Non-Voting)	4,866	361,544
McDonald’s Corp.	65,114	6,101,182
McGraw Hill Financial, Inc.	100,745	8,964,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
McKesson Corp.	8,693	$1,804,493
Mead Johnson Nutrition Co.	7,578	761,892
MeadWestvaco Corp.	6,259	277,837
Medivation, Inc.*	15,847	1,578,520
Medtronic, Inc.	36,901	2,664,252
Merck & Co., Inc.	106,876	6,069,488
MetLife, Inc.	42,589	2,303,639
Microchip Technology, Inc.	7,561	341,077
Micron Technology, Inc.*	40,243	1,408,907
Microsoft Corp.	309,013	14,353,654
Mohawk Industries, Inc.*	2,314	359,503
Molson Coors Brewing Co., Class B	5,982	445,779
Mondelez International, Inc., Class A	62,990	2,288,112
Monsanto Co.	18,147	2,168,022
Monster Beverage Corp.*	5,406	585,740
Moody’s Corp.	6,882	659,364
Morgan Stanley	57,245	2,221,106
Mosaic Co.	11,877	542,185
Motorola Solutions, Inc.	7,942	532,749
Murphy Oil Corp.	6,221	314,285
Mylan, Inc.*	14,032	790,984
NASDAQ OMX Group, Inc.	4,391	210,592
National Oilwell Varco, Inc.	16,142	1,057,785
Navient Corp.	15,342	331,541
NetApp, Inc.	11,686	484,385
Netflix, Inc.*	2,259	771,697
Newell Rubbermaid, Inc.	10,201	388,556
Newfield Exploration Co.*	5,084	137,878
Newmont Mining Corp.	18,813	355,566
News Corp., Class A*	18,568	291,332
NextEra Energy, Inc.	16,363	1,739,223
Nielsen N.V.	12,144	543,201
NIKE, Inc., Class B	26,161	2,515,380
NiSource, Inc.	11,844	502,422
Noble Energy, Inc.	13,544	642,392
Nordstrom, Inc.	5,270	418,385
Norfolk Southern Corp.	11,601	1,271,586
Northeast Utilities	11,877	635,657
Northern Trust Corp.	8,288	558,611
Northrop Grumman Corp.	7,573	1,116,184
NRG Energy, Inc.	12,730	343,074
Nucor Corp.	11,959	586,589
NVIDIA Corp.	19,408	389,130
Occidental Petroleum Corp.	29,077	2,343,897
Omnicom Group, Inc.	9,304	720,781
ONEOK, Inc.	7,842	390,453
Oracle Corp.	121,291	5,454,456
O’Reilly Automotive, Inc.*	3,803	732,534
Owens-Illinois, Inc.*	6,155	166,123
PACCAR, Inc.	13,285	903,513
Pall Corp.	3,983	403,119
Parker-Hannifin Corp.	5,586	720,315
Patterson Cos., Inc.	3,241	155,892
Paychex, Inc.	12,201	563,320
People’s United Financial, Inc.	11,566	175,572
Pepco Holdings, Inc.	9,510	256,104
PepsiCo, Inc.	56,106	5,305,383
PerkinElmer, Inc.	4,222	184,628
PetSmart, Inc.	3,749	304,775
Pfizer, Inc.	236,204	7,357,755
PG&E Corp.	17,811	948,258
Philip Morris International, Inc.	58,262	4,745,440
Phillips 66	20,751	1,487,847
Pinnacle West Capital Corp.	4,115	281,096
Pioneer Natural Resources Co.	5,582	830,881
Pitney Bowes, Inc.	7,556	184,140
Plum Creek Timber Co., Inc. (REIT)	6,604	282,585
PNC Financial Services Group, Inc.	19,727	1,799,694
PPG Industries, Inc.	5,154	1,191,347
PPL Corp.	24,934	905,852
Praxair, Inc.	10,924	1,415,313
Precision Castparts Corp.	5,352	1,289,190
Priceline Group, Inc.*	1,963	2,238,232
Principal Financial Group, Inc.	10,203	529,944
Procter & Gamble Co.	101,299	9,227,326
Progressive Corp.	20,075	541,824
Prologis, Inc. (REIT)	18,745	806,597
Prudential Financial, Inc.	17,156	1,551,932
Public Service Enterprise Group, Inc.	18,972	785,631
Public Storage (REIT)	5,439	1,005,399
PulteGroup, Inc.	12,504	268,336
PVH Corp.	3,101	397,455
QEP Resources, Inc.	6,179	124,939
QUALCOMM, Inc.	62,329	4,632,915
Quanta Services, Inc.*	8,123	230,612
Quest Diagnostics, Inc.	5,451	365,544
Ralph Lauren Corp.	2,267	419,758
Range Resources Corp.	6,358	339,835
Raytheon Co.	11,550	1,249,364
Red Hat, Inc.*	7,060	488,128
Regeneron Pharmaceuticals, Inc.*	2,782	1,141,316
Regions Financial Corp.	51,418	542,974
Republic Services, Inc.	9,419	379,115
Reynolds American, Inc.	11,556	742,704
Robert Half International, Inc.	5,127	299,314
Rockwell Automation, Inc.	5,088	565,786
Rockwell Collins, Inc.	4,984	421,048
Roper Industries, Inc.	3,749	586,156
Ross Stores, Inc.	7,871	741,920
Royal Caribbean Cruises Ltd.	6,269	516,754
Ryder System, Inc.	1,983	184,122
Safeway, Inc.	8,587	301,575
salesforce.com, Inc.*	22,000	1,304,820
Samsonite International S.A.	1,359,600	4,024,780
SanDisk Corp.	8,272	810,491
SCANA Corp.	5,350	323,140
Schlumberger Ltd.	48,240	4,120,178
Scripps Networks Interactive, Inc., Class A	3,804	286,327
Seagate Technology plc	12,268	815,822
Sealed Air Corp.	7,923	336,173
Sempra Energy	8,665	964,934
Sherwin-Williams Co.	3,059	804,639
Sigma-Aldrich Corp.	4,465	612,911
Simon Property Group, Inc. (REIT)	11,651	2,121,764
Snap-on, Inc.	2,172	296,999
Southern Co.	33,733	1,656,628
Southwest Airlines Co.	25,446	1,076,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Southwestern Energy Co.*	13,304	$363,066
Spectra Energy Corp.	25,156	913,163
St. Jude Medical, Inc.	43,037	2,798,696
Stanley Black & Decker, Inc.	5,873	564,278
Staples, Inc.	23,879	432,687
Starbucks Corp.	28,066	2,302,815
Starwood Hotels & Resorts Worldwide, Inc.	6,695	542,764
State Street Corp.	15,652	1,228,682
Stericycle, Inc.*	3,190	418,145
Stryker Corp.	11,206	1,057,062
SunTrust Banks, Inc./Georgia	19,550	819,145
Symantec Corp.	25,951	665,773
Sysco Corp.	22,040	874,768
T. Rowe Price Group, Inc.	9,725	834,989
Target Corp.	23,879	1,812,655
TECO Energy, Inc.	8,733	178,939
Tenet Healthcare Corp.*	3,724	188,695
Teradata Corp.*	5,781	252,514
Tesoro Corp.	4,758	353,757
Texas Instruments, Inc.	39,600	2,117,214
Textron, Inc.	10,306	433,986
Theravance, Inc.	75,276	1,065,155
Thermo Fisher Scientific, Inc.	14,997	1,878,974
Tiffany & Co.	53,409	5,707,286
Time Warner Cable, Inc.	10,516	1,599,063
Time Warner, Inc.	31,434	2,685,092
TJX Cos., Inc.	25,844	1,772,382
Torchmark Corp.	4,836	261,966
Total System Services, Inc.	6,193	210,314
Tractor Supply Co.	5,097	401,746
Travelers Cos., Inc.	12,424	1,315,080
TripAdvisor, Inc.*	4,206	314,020
Twenty-First Century Fox, Inc., Class A	69,515	2,669,724
Tyco International plc	15,689	688,120
Tyson Foods, Inc., Class A	10,938	438,504
U.S. Bancorp/Minnesota	67,082	3,015,336
Under Armour, Inc., Class A*	6,274	426,005
Union Pacific Corp.	33,331	3,970,722
United Parcel Service, Inc., Class B	63,743	7,086,309
United Rentals, Inc.*	3,742	381,721
United Technologies Corp.	31,785	3,655,275
UnitedHealth Group, Inc.	35,982	3,637,420
Universal Health Services, Inc., Class B	3,407	379,063
Unum Group	9,486	330,872
Urban Outfitters, Inc.*	3,801	133,529
Valero Energy Corp.	19,542	967,329
Varian Medical Systems, Inc.*	3,749	324,326
Ventas, Inc. (REIT)	10,975	786,908
VeriSign, Inc.*	4,086	232,902
Verizon Communications, Inc.	155,568	7,277,471
Vertex Pharmaceuticals, Inc.*	46,039	5,469,433
VF Corp.	12,954	970,255
Viacom, Inc., Class B	13,850	1,042,213
Visa, Inc., Class A	18,310	4,800,882
Vornado Realty Trust (REIT)	6,546	770,530
Vulcan Materials Co.	4,942	324,838
W.W. Grainger, Inc.	2,271	578,855
Walgreens Boots Alliance, Inc.	32,610	2,484,882
Wal-Mart Stores, Inc.	59,208	5,084,783
Walt Disney Co.	139,008	13,093,164
Waste Management, Inc.	15,966	819,375
Waters Corp.*	3,122	351,912
Wells Fargo & Co.	176,974	9,701,715
Western Digital Corp.	8,171	904,530
Western Union Co.	19,523	349,657
Weyerhaeuser Co. (REIT)	19,635	704,700
Whirlpool Corp.	2,926	566,883
Whole Foods Market, Inc.	13,473	679,309
Williams Cos., Inc.	25,220	1,133,387
Windstream Holdings, Inc.	22,472	185,169
Wisconsin Energy Corp.	8,489	447,710
Wyndham Worldwide Corp.	4,618	396,040
Wynn Resorts Ltd.	3,049	453,569
Xcel Energy, Inc.	18,983	681,869
Xerox Corp.	40,128	556,174
Xilinx, Inc.	9,915	429,220
Xylem, Inc.	6,853	260,894
Yahoo!, Inc.*	33,030	1,668,345
Yum! Brands, Inc.	56,051	4,083,315
Zimmer Holdings, Inc.	40,183	4,557,556
Zions Bancorp	7,582	216,163
Zoetis, Inc.	18,795	808,749

		823,692,748

Total Common Stocks (87.6%) (Cost $1,350,121,682)		1,992,841,449

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—) (b)	9,969,834	137,412

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.2%)
iShares® MSCI Frontier 100 ETF (Cost $4,294,528)	111,506	3,434,385

	Number of Rights	Value (Note 1)
RIGHTS:
France (0.0%)
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*†	34,319	596,934

Italy (0.0%)
EUR1 Sub, expiring 1/9/15 (b)*†	70,908	—

Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	699,107	66,830
Repsol S.A., expiring 1/8/15*	162,550	89,889

		156,719

Total Rights (0.0%) (Cost $–)		753,653

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Warrants	Value (Note 1)
WARRANT:
Thailand (0.0%)
Minor International PCL, expiring 11/3/17* (Cost $—)	48,655	$7,187

Total Investments (87.8%) (Cost $1,354,416,210)		1,997,174,086
Other Assets Less Liabilities (12.2%)		276,947,341

Net Assets (100%)		$2,274,121,427

*	Non-income producing.
†	Securities (totaling $611,357 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $694,480 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,756,824	$—	$22,845	$2,268,010	$93,790	$2,234

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	718	March-15	$25,803,490	$27,220,002	$1,416,512
FTSE 100 Index	168	March-15	16,058,269	17,078,827	1,020,558
S&P 500 E-Mini Index	1,915	March-15	195,670,796	196,517,300	846,504
SPI 200 Index	63	March-15	6,582,235	6,921,623	339,388
TOPIX Index	147	March-15	17,778,410	17,273,543	(504,867)

					$3,118,095

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	12,000	$14,529,564	$14,916,295	$(386,731)
Japanese Yen vs. U.S. Dollar, expiring 1/8/15	State Street Bank & Trust	5,498	45,901	46,066	(165)

					$(386,896)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/15/15	UBS AG	7,740	$9,683,873	$9,367,436	$316,437
Japanese Yen vs. U.S. Dollar, expiring 1/8/15	State Street Bank & Trust	131,544	1,094,666	1,098,240	(3,574)

					$312,863

					$(74,033)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 6,610,609, CHF 22,187, BRL 4, DKK 12,584, EUR 13,257,436, GBP 17,055,554, HKD 62,474, HUF 25, ILS 17,177, INR 2,887, JPY 17,620,117, KRW 1, MXN 1, NOK 61,005, NZD 9,351, PHP 4,227, SEK 7,980, SGD 30,220 and TWD 38,278.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)(c)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$104,945,183	$144,896,471	$—	†	$249,841,654
Consumer Staples	83,648,046	109,224,295	—		192,872,341
Energy	59,171,849	61,262,147	—		120,433,996
Financials	156,997,661	304,390,792	—		461,388,453
Health Care	140,019,327	95,724,352	—		235,743,679
Industrials	90,992,320	126,902,368	14,423		217,909,111
Information Technology	181,583,586	113,404,346	—		294,987,932
Materials	27,212,609	62,897,175	—		90,109,784
Telecommunication Services	19,130,068	60,915,683	—		80,045,751
Utilities	22,130,671	27,378,077	—		49,508,748
Forward Currency Contracts	—	316,437	—		316,437
Futures	3,622,962	—	—		3,622,962
Investment Companies
Exchange Traded Funds (ETFs)	3,434,385	—	—		3,434,385
Preferred Stocks
Consumer Discretionary	—	137,412	—		137,412
Rights
Consumer Discretionary	—	—	596,934		596,934
Energy	—	89,889	—		89,889
Financials	—	66,830	–	†	66,830
Warrants
Consumer Discretionary	—	7,187	—		7,187

Total Assets	$892,888,667	$1,107,613,461	$611,357		$2,001,113,485

Liabilities:
Forward Currency Contracts	$—	$(390,470)	$—		$(390,470)
Futures	(504,867)	—	—		(504,867)

Total Liabilities	$(504,867)	$(390,470)	$—		$(895,337)

Total	$892,383,800	$1,107,222,991	$611,357		$2,000,218,148

(a)	A security with a market value of $513,425 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Securities with a market value of $26,068,197 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.
(c)	A security with a market value of $592,167 transferred from Level 3 to Level 2 at the end of the period due to the active trading.
†	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$316,437
Equity contracts	Receivables, Net assets – Unrealized appreciation	3,622,962	*

Total		$3,939,399

	Liability Derivatives
Foreign exchange contracts	Payables	$(390,470)
Equity contracts	Payables, Net assets – Unrealized depreciation	(504,867	)*

Total		$(895,337)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(489,641)	$(489,641)
Equity contracts	34,714,410	—	34,714,410

Total	$34,714,410	$(489,641)	$34,224,769

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(80,952)	$(80,952)
Equity contracts	(6,866,525)	—	(6,866,525)

Total	$(6,866,525)	$(80,952)	$(6,947,477)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $21,916,000 and futures contracts with an average notional balance of approximately $291,789,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
UBS AG	$316,437	$—	$—	$316,437

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$386,731	$—	$—	$386,731
State Street Bank & Trust	3,739			3,739

Total	$390,470	$—	$—	$390,470

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$236,843,470
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$448,413,107

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$723,172,748
Aggregate gross unrealized depreciation	(88,142,964)

Net unrealized appreciation	$635,029,784

Federal income tax cost of investments	$1,362,144,302

For the year ended December 31, 2014, the Portfolio incurred approximately $12,433 as brokerage commissions with Morgan Stanley & Co., Inc., and $5,641 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,339,273)	$2,268,010
Unaffiliated Issuers (Cost $1,352,076,937)	1,994,906,076
Cash	211,584,443
Foreign cash (Cost $64,879,040)	54,812,117
Cash held as collateral at broker	13,968,000
Dividends, interest and other receivables	3,209,227
Unrealized appreciation on forward foreign currency contracts	316,437
Receivable for securities sold	137,768
Receivable from Separate Accounts for Trust shares sold	105,340
Other assets	90,978

Total assets	2,281,398,396

LIABILITIES
Due to broker for futures variation margin	3,326,871
Investment management fees payable	1,404,395
Payable to Separate Accounts for Trust shares redeemed	951,112
Unrealized depreciation on forward foreign currency contracts	390,470
Distribution fees payable – Class IB	359,396
Payable for securities purchased	334,821
Administrative fees payable	243,000
Distribution fees payable – Class IA	9,434
Trustees’ fees payable	5,287
Accrued expenses	252,183

Total liabilities	7,276,969

NET ASSETS	$2,274,121,427

Net assets were comprised of:
Paid in capital	$2,020,476,615
Accumulated undistributed net investment income (loss)	(5,491,961)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(376,461,675)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	635,598,448

Net assets	$2,274,121,427

Class IA
Net asset value, offering and redemption price per share, $43,910,289 / 2,948,835 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.89

Class IB
Net asset value, offering and redemption price per share, $1,672,121,730 / 112,550,349 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.86

Class K
Net asset value, offering and redemption price per share, $558,089,408 / 37,481,987 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.89

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($93,790 of dividend income received from affiliates) (net of $3,407,255 foreign withholding tax)	$54,375,455
Interest	242,701

Total income	54,618,156

EXPENSES
Investment management fees	17,252,090
Distribution fees – Class IB	4,471,329
Administrative fees	3,172,434
Custodian fees	889,000
Printing and mailing expenses	188,119
Professional fees	124,022
Distribution fees – Class IA	112,717
Trustees’ fees	62,383
Miscellaneous	216,753

Total expenses	26,488,847

NET INVESTMENT INCOME (LOSS)	28,129,309

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($2,234 of realized gain (loss) from affiliates)	97,324,168
Net distributions of realized gain received from Underlying Portfolios	314,798
Futures	34,714,410
Foreign currency transactions	(4,606,885)

Net realized gain (loss)	127,746,491

Change in unrealized appreciation (depreciation) on: Investments ($(465,969) of change in unrealized appreciation (depreciation) from affiliates)	(100,721,191)
Futures	(6,866,525)
Foreign currency translations	(3,051,604)

Net change in unrealized appreciation (depreciation)	(110,639,320)

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,107,171

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,236,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,129,309	$19,231,303
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	127,746,491	152,189,546
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(110,639,320)	261,702,503

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,236,480	433,123,352

DIVIDENDS:
Dividends from net investment income
Class IA	(438,559)	(359,038)
Class IB	(16,672,028)	(14,679,134)
Class K	(6,988,832)	(6,263,148)

TOTAL DIVIDENDS:	(24,099,419)	(21,301,320)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 291,651 and 278,238 shares, respectively ]	4,403,417	3,795,792
Capital shares issued in reinvestment of dividends [ 29,295 and 24,929 shares, respectively ]	438,559	359,038
Capital shares repurchased [ (512,183) and (425,330) shares, respectively ]	(7,636,038)	(5,704,012)

Total Class IA transactions	(2,794,062)	(1,549,182)

Class IB
Capital shares sold [ 2,328,412 and 3,910,376 shares, respectively ]	35,129,388	52,815,161
Capital shares sold in-kind (Note 9)[ 0 and 25,494,775 shares, respectively ]	—	346,911,891
Capital shares issued in reinvestment of dividends [ 1,116,203 and 1,021,712 shares, respectively ]	16,672,028	14,679,134
Capital shares repurchased [ (18,643,129) and (22,410,225) shares, respectively ]	(279,771,417)	(306,219,201)

Total Class IB transactions	(227,970,001)	108,186,985

Class K
Capital shares sold [ 4,411,259 and 851,834 shares, respectively ]	65,145,423	11,574,949
Capital shares issued in reinvestment of dividends [ 466,915 and 434,680 shares, respectively ]	6,988,832	6,263,148
Capital shares repurchased [ (8,876,159) and (7,772,941) shares, respectively ]	(133,285,505)	(105,578,361)

Total Class K transactions	(61,151,250)	(87,740,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(291,915,313)	18,897,539

TOTAL INCREASE (DECREASE) IN NET ASSETS	(270,778,252)	430,719,571
NET ASSETS:
Beginning of year	2,544,899,679	2,114,180,108

End of year (a)	$2,274,121,427	$2,544,899,679

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(5,491,961)	$(5,756,843)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.79		$12.39	$10.74	$12.50		$11.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.11	0.13	0.20		0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09		2.41	1.69	(1.71)		1.18

Total from investment operations	0.25		2.52	1.82	(1.51)		1.31

Less distributions:
Dividends from net investment income	(0.15)		(0.12)	(0.17)	(0.25)		(0.16)

Net asset value, end of year	$14.89		$14.79	$12.39	$10.74		$12.50

Total return	1.68%		20.33%	16.99%	(12.07)%		11.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,910		$46,440	$40,407	$40,714		$692,623
Ratio of expenses to average net assets:
After reimbursements	1.16	%(f)	1.19%	1.19%	0.92%		0.91%
After reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	0.92%		0.91%
Before reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	0.92%		0.91%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.09	%(f)	0.78%	1.11%	1.55%		1.13%
After reimbursements and fees paid indirectly	1.09	%(f)	0.78%	1.11%	1.55%		1.13%
Before reimbursements and fees paid indirectly	1.09	%(f)	0.78%	1.11%	1.54%		1.12%
Portfolio turnover rate^	11%		14%	14%	18%		21%

	Year Ended December 31,
Class IB	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.76		$12.36	$10.71	$12.47		$11.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17		0.10	0.13	0.13		0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.08		2.41	1.69	(1.67)		1.18

Total from investment operations	0.25		2.51	1.82	(1.54)		1.28

Less distributions:
Dividends from net investment income	(0.15)		(0.11)	(0.17)	(0.22)		(0.13)

Net asset value, end of year	$14.86		$14.76	$12.36	$10.71		$12.47

Total return	1.68%		20.37%	17.03%	(12.32)%		11.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,672,122		$1,885,003	$1,479,647	$1,428,266		$1,883,475
Ratio of expenses to average net assets:
After reimbursements	1.16	%(f)	1.19%	1.19%	1.17%		1.16%
After reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	1.17%		1.16%
Before reimbursements and fees paid indirectly	1.16	%(f)	1.19%	1.19%	1.17	%(c)	1.16%
Ratio of net investment income (loss) to average net assets:
After reimbursements	1.11	%(f)	0.76%	1.11%	1.09%		0.87%
After reimbursements and fees paid indirectly	1.11	%(f)	0.76%	1.11%	1.09%		0.87%
Before reimbursements and fees paid indirectly	1.11	%(f)	0.76%	1.11%	1.09%		0.86%
Portfolio turnover rate^	11%		14%	14%	18%		21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014		2013	2012
Net asset value, beginning of period	$14.79		$12.39	$10.74	$11.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		0.14	0.16	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.09		2.41	1.69	(0.28)

Total from investment operations	0.29		2.55	1.85	(0.25)

Less distributions:
Dividends from net investment income	(0.19)		(0.15)	(0.20)	(0.22)

Net asset value, end of period	$14.89		$14.79	$12.39	$10.74

Total return (b)	1.94%		20.63%	17.29%	(2.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$558,089		$613,457	$594,125	$559,902
Ratio of expenses to average net assets:
After reimbursements (a)	0.91	%(f)	0.94%	0.94%	0.95%
After reimbursements and fees paid indirectly (a)	0.91	%(f)	0.94%	0.94%	0.95%
Before reimbursements and fees paid indirectly (a)	0.91	%(f)	0.94%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.36	%(f)	1.04%	1.37%	0.83%
After reimbursements and fees paid indirectly (a)	1.36	%(f)	1.04%	1.37%	0.83%
Before reimbursements and fees paid indirectly (a)	1.36	%(f)	1.04%	1.37%	0.83%
Portfolio turnover rate^	11%		14%	14%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	MFS Investment Management

➢	WHV Investment Management and its affiliate, Hirayama Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(6.26)%	3.15%	3.58%
Portfolio – Class IB Shares	(6.25)	3.05	3.39
Portfolio – Class K Shares***	(6.02)	N/A	6.04
MSCI EAFE Index	(4.90)	5.33	4.43
40% EuroSTOXX 50/ 25% FTSE 100/ 25% TOPIX/ 10% S&P/ASX 200	(5.48)	4.55	N/A
VMI – Intl	(4.90)	5.27	5.73
VMI – International Proxy	(5.29)	5.05	N/A
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.25)% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the VMI — Intl and the VMI — International Proxy returned (4.90)%, (5.48)%, (4.90)% and (5.29)%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Strong stock selection within the underperforming Industrials sector contributed to strong relative performance. In particular, two railroad holdings, Canadian Pacific Railway and Canadian National Railway, continued a long streak of outperformance due to both company-specific factors and their leverage to the North American economic recovery.

•	Stock selection in the Health Care, Financials and Information Technology sectors also contributed to relative performance.

•	Indian private sector bank ICICI Bank Ltd. also contributed to performance during the period.

What hurt performance during the year:

•	Sector allocation was a negative for the Portfolio relative to the benchmark. Notably, underweighting the Health Care and Utilities sectors and overweighting the Energy sector was detrimental.

•

Weak stock selection within the Energy sector also detracted from relative performance. Oil services firm Noble Corporation declined amid a severe downturn in its offshore drilling market. Core Laboratories, Inc., one of the largest service providers of core and fluid analysis in the petroleum industry, also suffered poor relative performance.

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$307,639,241	15.9%
Industrials	192,658,407	10.0
Consumer Staples	171,129,254	8.8
Health Care	164,079,346	8.5
Consumer Discretionary	158,653,436	8.2
Exchange Traded Funds	146,196,768	7.6
Materials	136,554,145	7.1
Energy	132,300,534	6.8
Information Technology	94,674,998	4.9
Telecommunication Services	47,103,866	2.4
Utilities	34,205,682	1.8
Cash and Other	348,015,450	18.0

		100.0%

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$889.93	$4.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.00	5.25
Class IB
Actual	1,000.00	889.23	4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.00	5.25
Class K
Actual	1,000.00	890.60	3.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.26	3.98

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.1%)
AGL Energy Ltd.*	47,932	$521,070
ALS Ltd.	27,370	118,432
Alumina Ltd.*	188,992	273,876
Amcor Ltd.	83,535	919,261
AMP Ltd.	213,599	950,515
APA Group	80,282	488,817
Asciano Ltd.	71,096	348,088
ASX Ltd.	13,989	417,566
Aurizon Holdings Ltd.	147,804	553,773
AusNet Services	127,520	137,761
Australia & New Zealand Banking Group Ltd.	195,747	5,091,926
Bank of Queensland Ltd.	25,250	249,522
Bendigo & Adelaide Bank Ltd.	30,589	317,911
BHP Billiton Ltd.	678,088	16,090,054
BHP Billiton Ltd. (ADR)	47,768	2,260,382
BHP Billiton plc	148,958	3,186,182
Boral Ltd.	53,481	229,404
Brambles Ltd.	113,391	976,509
Caltex Australia Ltd.	9,625	266,348
Coca-Cola Amatil Ltd.	41,361	312,997
Cochlear Ltd.	4,186	264,191
Commonwealth Bank of Australia	115,219	8,001,993
Computershare Ltd.	34,707	331,929
Crown Resorts Ltd.	26,242	269,592
CSL Ltd.	33,387	2,350,815
Dexus Property Group (REIT)	64,385	364,080
Federation Centres (REIT)	100,540	233,993
Flight Centre Travel Group Ltd.	3,821	101,062
Fortescue Metals Group Ltd.	112,258	247,382
Goodman Group (REIT)	123,752	570,493
GPT Group (REIT)	119,153	420,963
Harvey Norman Holdings Ltd.	34,572	94,269
Healthscope Ltd.*	72,043	159,512
Iluka Resources Ltd.	30,688	147,523
Incitec Pivot Ltd.	118,224	305,713
Insurance Australia Group Ltd.	162,371	823,206
Leighton Holdings Ltd.	7,662	139,406
Lend Lease Group	39,654	527,983
Macquarie Group Ltd.	20,891	986,027
Medibank Pvt Ltd.*	195,381	384,417
Metcash Ltd.	64,584	97,121
Mirvac Group (REIT)	264,418	381,874
National Australia Bank Ltd.	167,714	4,569,750
Newcrest Mining Ltd.*	55,664	495,668
Novion Property Group (REIT)	153,472	264,217
Orica Ltd.	26,498	406,102
Origin Energy Ltd.	79,720	752,322
Qantas Airways Ltd.*	38,686	75,012
QBE Insurance Group Ltd.	94,409	856,327
Ramsay Health Care Ltd.	9,544	442,565
REA Group Ltd.	3,303	121,352
Santos Ltd.	70,075	473,447
Scentre Group (REIT)*	372,116	1,058,127
Seek Ltd.	23,177	323,456
Sonic Healthcare Ltd.	27,353	410,776
Stockland Corp., Ltd. (REIT)	161,292	538,806
Suncorp Group Ltd.	90,908	1,035,911
Sydney Airport	72,665	277,733
Tabcorp Holdings Ltd.	54,937	185,332

Tatts Group Ltd.	101,173	$284,628
Telstra Corp., Ltd.	304,918	1,480,745
Toll Holdings Ltd.	48,812	232,327
TPG Telecom Ltd.	19,853	108,362
Transurban Group	125,446	876,936
Treasury Wine Estates Ltd.	47,181	183,541
Wesfarmers Ltd.	79,166	2,680,011
Westfield Corp. (REIT)	142,270	1,040,168
Westpac Banking Corp.	220,613	5,930,900
Woodside Petroleum Ltd.	52,113	1,620,093
Woolworths Ltd.	90,133	2,245,693
WorleyParsons Ltd.	15,240	125,704

		80,009,949

Austria (0.5%)
Andritz AG	5,244	288,191
Conwert Immobilien Invest SE*	134,652	1,589,696
Erste Group Bank AG	110,706	2,538,092
Immofinanz AG*	67,638	171,206
OMV AG	10,677	282,531
Raiffeisen Bank International AG	8,452	126,282
Schoeller-Bleckmann Oilfield Equipment AG	37,595	2,715,125
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,900	129,079
Voestalpine AG	72,652	2,863,992

		10,704,194

Belgium (0.7%)
Ageas	15,976	566,569
Anheuser-Busch InBev N.V.	57,060	6,421,173
Belgacom S.A.	11,117	402,545
Colruyt S.A.	5,385	249,699
Delhaize Group S.A.	7,419	538,930
Groupe Bruxelles Lambert S.A.	5,842	497,255
KBC Groep N.V.*	56,439	3,132,393
Solvay S.A.	4,314	582,785
Telenet Group Holding N.V.*	3,785	212,581
UCB S.A.	8,754	664,343
Umicore S.A.	7,478	301,192

		13,569,465

Bermuda (0.4%)
Everest Reinsurance Group Ltd.	30,532	5,199,599
Nabors Industries Ltd.	138,959	1,803,688
Seadrill Ltd.	27,221	313,351

		7,316,638

Brazil (0.6%)
Ambev S.A. (ADR)	209,964	1,305,976
Banco Bradesco S.A. (ADR)	147,474	1,971,727
Banco do Brasil S.A. (b)	210,500	1,862,250
BM&F Bovespa S.A. (b)	150,944	559,168
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	124,425	1,618,769
Lojas Renner S.A. (b)	20,502	584,773
M Dias Branco S.A. (b)	36,669	1,254,650
Qualicorp S.A.*(b)	97,300	1,010,744
Vale S.A. (ADR)	194,611	1,591,918

		11,759,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Canada (3.6%)
Agrium, Inc.	17,500	$1,657,600
Brookfield Asset Management, Inc., Class A	81,009	4,060,981
Canadian National Railway Co.	300,831	20,730,264
Canadian Natural Resources Ltd.	224,752	6,940,342
Canadian Pacific Railway Ltd. (New York Exchange)	15,635	3,012,708
Canadian Pacific Railway Ltd. (Toronto Exchange)	63,257	12,182,608
Cenovus Energy, Inc.	38,151	786,673
Dollarama, Inc.	18,381	939,776
Finning International, Inc.	40,822	886,503
Loblaw Cos., Ltd.	10,629	568,777
Potash Corp. of Saskatchewan, Inc.	150,472	5,319,233
Rogers Communications, Inc., Class B	42,351	1,645,760
Suncor Energy, Inc. (New York Exchange)	282,537	8,979,026
Suncor Energy, Inc. (Toronto Exchange)	46,361	1,472,474

		69,182,725

China (1.0%)
Anhui Conch Cement Co., Ltd., Class H	781,000	2,912,625
China Oilfield Services Ltd., Class H	1,703,500	2,965,434
China Shipping Container Lines Co., Ltd., Class H*	6,052,000	1,909,074
Guangzhou Automobile Group Co., Ltd., Class H	1,294,068	1,169,559
Industrial & Commercial Bank of China Ltd., Class H	3,036,135	2,205,562
Mindray Medical International Ltd. (ADR)	93,408	2,465,971
Want Want China Holdings Ltd.	1,361,000	1,785,426
Weichai Power Co., Ltd., Class H	776,080	3,257,248
Yangzijiang Shipbuilding Holdings Ltd.	143,834	130,627

		18,801,526

Colombia (0.1%)
Bancolombia S.A. (ADR)	42,843	2,051,323

Czech Republic (0.1%)
Komercni Banka A/S	8,814	1,815,808

Denmark (1.1%)
A. P. Moller — Maersk A/S, Class A	274	524,258
A. P. Moller — Maersk A/S, Class B	517	1,027,646
Carlsberg A/S, Class B	41,585	3,229,309
Chr Hansen Holding A/S	37,806	1,682,173
Coloplast A/S, Class B	7,909	665,678
Danske Bank A/S	46,802	1,259,658
DSV A/S	12,846	390,241
ISS A/S*	5,993	172,531

Novo Nordisk A/S, Class B	208,739	$8,832,082
Novozymes A/S, Class B	16,835	706,327
Pandora A/S	7,997	648,657
TDC A/S	57,084	435,017
Tryg A/S	1,405	157,085
Vestas Wind Systems A/S*	16,097	581,495
William Demant Holding A/S*	1,806	137,079

		20,449,236

Finland (0.4%)
Elisa Oyj	10,074	274,181
Fortum Oyj	31,272	675,770
Kone Oyj, Class B	21,739	987,351
Metso Oyj	8,139	242,752
Neste Oil Oyj	9,664	234,167
Nokia Oyj	265,495	2,089,588
Nokian Renkaat Oyj	8,249	202,049
Orion Oyj, Class B	7,351	228,207
Sampo Oyj, Class A	31,839	1,492,918
Stora Enso Oyj, Class R	40,320	358,892
UPM-Kymmene Oyj	38,145	626,367
Wartsila Oyj Abp	10,632	477,102

		7,889,344

France (6.1%)
Accor S.A.	12,284	550,399
Aeroports de Paris S.A.	2,136	258,898
Air Liquide S.A.	41,585	5,131,114
Airbus Group N.V.	41,606	2,066,454
Alcatel-Lucent*	199,716	709,027
Alstom S.A.*	15,618	503,813
Arkema S.A.	4,621	306,440
AtoS	5,499	435,152
AXA S.A.‡	129,570	2,992,618
BNP Paribas S.A.	75,505	4,436,997
Bollore S.A.	37,300	169,284
Bouygues S.A.	11,902	429,487
Bureau Veritas S.A.	16,031	353,992
Cap Gemini S.A.	10,419	742,124
Carrefour S.A.	43,918	1,334,318
Casino Guichard Perrachon S.A.	4,109	378,127
Christian Dior S.A.	3,972	678,644
Cie de Saint-Gobain	31,571	1,329,116
Cie Generale des Etablissements Michelin	13,277	1,203,725
CNP Assurances S.A.	11,686	206,934
Credit Agricole S.A.	70,601	907,625
Danone S.A.	129,758	8,536,322
Dassault Systemes S.A.	34,084	2,074,298
Edenred	14,604	405,510
Electricite de France S.A.	17,528	481,299
Essilor International S.A.	29,016	3,229,964
Eurazeo S.A.	2,454	171,416
Eutelsat Communications S.A.	10,595	342,509
Fonciere des Regions (REIT)	2,118	195,989
GDF Suez S.A.	103,111	2,408,188
Gecina S.A. (REIT)	1,791	224,159
Groupe Eurotunnel S.A. (Registered)	33,654	434,426
Hermes International	1,870	666,793
ICADE (REIT)	2,591	207,472
Iliad S.A.	1,811	435,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Imerys S.A.	2,572	$189,670
J.C. Decaux S.A.	5,022	172,452
Kering	5,347	1,028,001
Klepierre S.A. (REIT)	7,359	316,976
Lafarge S.A.	13,201	926,503
Lagardere S.C.A.	8,377	217,411
Legrand S.A.	42,194	2,208,808
L’Oreal S.A.	34,110	5,726,628
LVMH Moet Hennessy Louis Vuitton S.A.	54,292	8,585,414
Natixis S.A.	66,563	437,707
Numericable- SFR*	6,942	342,312
Orange S.A.	130,370	2,217,108
Pernod-Ricard S.A.	56,508	6,265,434
Peugeot S.A.*	28,158	343,495
Publicis Groupe S.A.	26,806	1,919,931
Remy Cointreau S.A.	1,761	117,626
Renault S.A.	13,757	1,005,301
Rexel S.A.	18,834	336,316
Safran S.A.	19,294	1,187,525
Sanofi S.A.	84,280	7,680,934
Schneider Electric SE	83,926	6,098,218
SCOR SE	10,972	332,043
Societe BIC S.A.	2,052	272,330
Societe Generale S.A.	105,357	4,427,238
Sodexo S.A.	32,659	3,202,198
Suez Environnement Co. S.A.	20,204	350,242
Technip S.A.	7,406	442,239
Thales S.A.	6,620	357,189
Total S.A.	151,891	7,831,381
Unibail-Rodamco SE (REIT)	6,994	1,787,579
Valeo S.A.	5,362	667,876
Vallourec S.A.	7,638	208,568
Veolia Environnement S.A.	28,898	513,186
Vinci S.A.	34,383	1,881,461
Vivendi S.A.*	86,358	2,154,214
Wendel S.A.	2,311	258,275
Zodiac Aerospace	13,397	452,116

		117,399,574

Germany (5.4%)
adidas AG	14,559	1,014,736
Allianz SE (Registered)	32,350	5,375,071
Axel Springer SE	2,995	180,625
BASF SE	107,587	9,094,726
Bayer AG (Registered)	100,585	13,750,915
Bayerische Motoren Werke (BMW) AG	23,280	2,528,297
Bayerische Motoren Werke (BMW) AG (Preference) (q)	3,847	315,728
Beiersdorf AG	7,331	597,935
Brenntag AG	66,793	3,758,399
Celesio AG	3,338	107,932
Commerzbank AG*	70,133	931,697
Continental AG	7,901	1,677,797
Daimler AG (Registered)	68,273	5,696,058
Deutsche Annington Immobilien SE	16,819	572,106
Deutsche Bank AG (Registered)	97,677	2,952,361
Deutsche Boerse AG	13,748	985,237

Deutsche Lufthansa AG (Registered)	16,696	$279,604
Deutsche Post AG (Registered)	68,867	2,253,234
Deutsche Telekom AG (Registered)	224,860	3,604,117
Deutsche Wohnen AG	20,330	483,045
E.ON SE	142,499	2,446,989
Fraport AG Frankfurt Airport Services Worldwide	2,551	147,786
Fresenius Medical Care AG & Co. KGaA	46,134	3,452,707
Fresenius SE & Co. KGaA	27,255	1,423,261
Fuchs Petrolub SE (Preference) (q)	5,196	209,267
GEA Group AG	13,137	581,665
Hannover Rueck SE	4,378	397,115
HeidelbergCement AG	10,244	728,740
Henkel AG & Co. KGaA	8,386	816,591
Henkel AG & Co. KGaA (Preference) (q)	12,751	1,379,333
Hugo Boss AG	2,868	352,115
Infineon Technologies AG	79,114	848,185
K+S AG (Registered)	12,562	348,833
Kabel Deutschland Holding AG*	1,635	222,350
Lanxess AG	6,607	307,379
Linde AG	33,441	6,237,406
MAN SE	2,537	282,945
Merck KGaA	9,003	854,075
Metro AG*	11,342	347,251
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Registered)	12,263	2,456,791
OSRAM Licht AG*	6,465	254,737
Porsche Automobil Holding SE (Preference) (q)	10,902	885,799
ProSiebenSat.1 Media AG (Registered)	15,333	645,962
RWE AG	35,007	1,095,996
SAP SE	87,798	6,207,800
Siemens AG (Registered)	56,255	6,379,891
Symrise AG	57,887	3,510,494
Telefonica Deutschland Holding AG*	40,832	218,061
ThyssenKrupp AG*	31,934	821,359
TUI AG (Frankfurt Stock Exchange)*	14,759	237,159
TUI AG (London Stock Exchange)*	17,372	289,713
United Internet AG (Registered)	7,814	354,349
Volkswagen AG	2,036	443,633
Volkswagen AG (Preference) (q)	11,499	2,568,553

		103,913,910

Hong Kong (1.8%)
AIA Group Ltd.	1,575,652	8,676,267
ASM Pacific Technology Ltd.	17,607	167,391
Bank of East Asia Ltd.	90,427	362,695
BOC Hong Kong Holdings Ltd.	256,043	852,471
Cathay Pacific Airways Ltd.	85,575	186,208
Cheung Kong Holdings Ltd.	98,899	1,650,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Cheung Kong Infrastructure Holdings Ltd.	44,340	$326,768
CLP Holdings Ltd.	134,564	1,165,089
Dairy Farm International Holdings Ltd. (BATS Europe Exchange)	66,419	597,491
Dairy Farm International Holdings Ltd. (London Stock Exchange)	900	8,055
First Pacific Co., Ltd.	163,250	161,145
Galaxy Entertainment Group Ltd.	164,000	912,933
Hang Lung Properties Ltd.	162,438	452,697
Hang Seng Bank Ltd.	52,974	880,821
Henderson Land Development Co., Ltd.	74,809	519,281
HKT Trust & HKT Ltd.	184,080	239,512
Hong Kong & China Gas Co., Ltd.	436,536	994,019
Hong Kong Exchanges and Clearing Ltd.	79,327	1,745,089
Hutchison Whampoa Ltd.	149,571	1,712,379
Hysan Development Co., Ltd.	44,907	199,539
Kerry Properties Ltd.	46,732	168,835
Li & Fung Ltd.	1,267,503	1,185,370
Link REIT (REIT)	165,999	1,036,217
MTR Corp., Ltd.	105,618	431,367
New World Development Co., Ltd.	373,254	426,937
Noble Group Ltd.	309,433	265,644
NWS Holdings Ltd.	111,475	204,436
Orient Overseas International Ltd.	612,700	3,567,160
PCCW Ltd.	300,559	204,752
Power Assets Holdings Ltd.	96,496	932,209
Shangri-La Asia Ltd.	77,025	105,989
Sino Land Co., Ltd.	217,151	348,559
SJM Holdings Ltd.	140,000	221,401
Sun Hung Kai Properties Ltd.	115,278	1,743,165
Swire Pacific Ltd., Class A	45,331	587,227
Swire Properties Ltd.	84,800	250,262
Techtronic Industries Co., Ltd.	98,000	314,060
WH Group Ltd.*§	234,500	133,860
Wharf Holdings Ltd.	110,330	792,306
Wheelock & Co., Ltd.	67,116	311,626
Yue Yuen Industrial Holdings Ltd.	53,199	191,534

		35,233,015

India (0.6%)
HDFC Bank Ltd. (ADR)	57,415	2,913,811
ICICI Bank Ltd. (ADR)	742,925	8,580,784

		11,494,595

Indonesia (0.1%)
PT Indofood Sukses Makmur Tbk	2,891,500	1,576,386

Ireland (1.5%)
Accenture plc, Class A	56,551	5,050,570
Bank of Ireland*	1,879,481	700,770
CRH plc	52,974	1,272,544

Experian plc	143,338	$2,417,784
ICON plc*	113,264	5,775,331
James Hardie Industries plc (CDI)	31,906	339,729
Kerry Group plc (BATS Eaurope Exchange), Class A	10,110	697,551
Kerry Group plc (Irish Stock Exchange), Class A	1,288	90,266
Paddy Power plc (BATS Europe Exchange)	17,643	1,442,834
Paddy Power plc (London Stock Exchange)	253	21,060
Shire plc	161,772	11,445,889

		29,254,328

Israel (0.4%)
Bank Hapoalim B.M.	76,779	362,107
Bank Leumi Le-Israel B.M.*	91,672	314,496
Bezeq Israeli Telecommunication Corp., Ltd.	132,998	236,454
Delek Group Ltd.	352	88,327
Israel Chemicals Ltd.	32,322	233,137
Israel Corp., Ltd.*	191	90,780
Mizrahi Tefahot Bank Ltd.*	9,544	100,111
NICE-Systems Ltd.	4,191	212,154
NICE-Systems Ltd. (ADR)	59,831	3,030,440
Teva Pharmaceutical Industries Ltd.	60,875	3,497,525

		8,165,531

Italy (1.0%)
Assicurazioni Generali S.p.A.	82,121	1,678,180
Atlantia S.p.A.	29,143	676,892
Banca Monte dei Paschi di Siena S.p.A.*	313,289	178,140
Banco Popolare SC*	24,654	295,132
Enel Green Power S.p.A.	124,500	258,670
Enel S.p.A.	469,513	2,099,308
Eni S.p.A.	179,689	3,138,306
EXOR S.p.A.	6,556	267,467
Finmeccanica S.p.A.*	30,756	285,571
Intesa Sanpaolo S.p.A. (Italian Stock Exchange)	63,212	155,597
Intesa Sanpaolo S.p.A. (London Stock Exchange)	818,977	2,369,170
Luxottica Group S.p.A.	12,005	657,245
Mediobanca S.p.A.	42,078	340,693
Pirelli & C. S.p.A.	16,829	226,012
Prysmian S.p.A.	108,783	1,979,981
Saipem S.p.A.*	19,299	202,684
Snam S.p.A.	146,915	724,750
Telecom Italia S.p.A.*	726,735	770,717
Telecom Italia S.p.A. (RNC)	435,206	363,760
Terna Rete Elettrica Nazionale S.p.A.	109,320	495,230
UniCredit S.p.A.	309,679	1,973,742
Unione di Banche Italiane S.c.p.A.	61,603	438,513
UnipolSai S.p.A.	60,509	162,138

		19,737,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Japan (11.6%)
ABC-Mart, Inc.	1,940	$94,006
Acom Co., Ltd.*	27,600	83,978
Advantest Corp.	10,298	128,307
Aeon Co., Ltd.	44,052	443,403
AEON Financial Service Co., Ltd.	79,638	1,556,852
Aeon Mall Co., Ltd.	7,968	140,904
Air Water, Inc.	11,000	174,378
Aisin Seiki Co., Ltd.	13,938	500,970
Ajinomoto Co., Inc.	38,168	707,243
Alfresa Holdings Corp.	11,064	133,713
Amada Co., Ltd.	26,148	224,188
ANA Holdings, Inc.	85,302	209,960
Aozora Bank Ltd.	79,918	248,029
Asahi Glass Co., Ltd.	73,752	360,139
Asahi Group Holdings Ltd.	26,687	823,727
Asahi Kasei Corp.	86,078	788,851
Asics Corp.	11,848	283,141
Astellas Pharma, Inc.	151,650	2,110,606
Bandai Namco Holdings, Inc.	12,619	267,843
Bank of Kyoto Ltd.	24,082	201,428
Bank of Yokohama Ltd.	83,700	454,281
Benesse Holdings, Inc.	4,374	129,933
Bridgestone Corp.	45,464	1,579,914
Brother Industries Ltd.	16,715	303,256
Calbee, Inc.	5,000	172,604
Canon, Inc.	81,130	2,576,841
Casio Computer Co., Ltd.	14,127	216,951
Central Japan Railway Co.	10,100	1,515,220
Chiba Bank Ltd.	54,672	358,828
Chiyoda Corp.	11,000	90,474
Chubu Electric Power Co., Inc.*	46,754	550,034
Chugai Pharmaceutical Co., Ltd.	16,347	401,839
Chugoku Bank Ltd.	10,911	148,982
Chugoku Electric Power Co., Inc.	21,662	283,681
Citizen Holdings Co., Ltd.	19,652	151,189
COLOPL, Inc.	3,500	78,340
Credit Saison Co., Ltd.	11,016	204,961
Dai Nippon Printing Co., Ltd.	41,162	371,496
Daicel Corp.	19,955	233,638
Daihatsu Motor Co., Ltd.	13,900	182,329
Dai-ichi Life Insurance Co., Ltd.	76,000	1,153,278
Daiichi Sankyo Co., Ltd.	45,787	640,124
Daikin Industries Ltd.	16,223	1,046,340
Daito Trust Construction Co., Ltd.	5,238	593,075
Daiwa House Industry Co., Ltd.	41,658	788,824
Daiwa Securities Group, Inc.	120,476	938,221
Denso Corp.	156,012	7,271,032
Dentsu, Inc.	15,074	634,366
Don Quijote Holdings Co., Ltd.	3,800	259,555
East Japan Railway Co.	23,425	1,755,016
Eisai Co., Ltd.	18,354	711,178
Electric Power Development Co., Ltd.	8,603	291,193
FamilyMart Co., Ltd.	4,104	153,209
FANUC Corp.	13,444	2,218,779
Fast Retailing Co., Ltd.	3,816	1,390,291
Fuji Electric Co., Ltd.	41,288	164,707

Fuji Heavy Industries Ltd.	41,080	$1,446,634
Fujifilm Holdings Corp.	32,868	991,916
Fujitsu Ltd.	135,742	723,079
Fukuoka Financial Group, Inc.	54,983	283,876
GungHo Online Entertainment, Inc.	25,000	91,133
Gunma Bank Ltd.	25,274	163,943
Hachijuni Bank Ltd.	29,088	187,237
Hakuhodo DY Holdings, Inc.	16,060	153,934
Hamamatsu Photonics KK	4,900	234,145
Hankyu Hanshin Holdings, Inc.	84,000	451,921
Hikari Tsushin, Inc.	1,100	66,956
Hino Motors Ltd.	18,830	246,335
Hirose Electric Co., Ltd.	2,166	252,158
Hiroshima Bank Ltd.	35,000	166,365
Hisamitsu Pharmaceutical Co., Inc.	4,267	133,955
Hitachi Chemical Co., Ltd.	7,688	136,187
Hitachi Construction Machinery Co., Ltd.	7,451	157,975
Hitachi High-Technologies Corp.	4,018	115,932
Hitachi Ltd.	772,211	5,650,468
Hitachi Metals Ltd.	16,386	279,049
Hokuhoku Financial Group, Inc.	86,000	173,816
Hokuriku Electric Power Co.	11,638	148,622
Honda Motor Co., Ltd.	246,204	7,159,538
Hoya Corp.	30,302	1,014,540
Hulic Co., Ltd.	15,800	157,073
Ibiden Co., Ltd.	7,834	115,128
Idemitsu Kosan Co., Ltd.	5,960	98,757
IHI Corp.	95,834	486,581
Iida Group Holdings Co., Ltd.	11,300	137,239
INPEX Corp.	231,700	2,570,791
Isetan Mitsukoshi Holdings Ltd.	22,848	280,100
Isuzu Motors Ltd.	43,069	525,469
ITOCHU Corp.	107,632	1,150,765
ITOCHU Techno-Solutions Corp.	1,834	64,986
Iyo Bank Ltd.	17,578	190,533
J. Front Retailing Co., Ltd.	16,534	192,543
Japan Airlines Co., Ltd.	9,158	267,511
Japan Display, Inc.*	24,000	73,407
Japan Exchange Group, Inc.	18,300	426,360
Japan Prime Realty Investment Corp. (REIT)	54	187,464
Japan Real Estate Investment Corp. (REIT)	86	413,885
Japan Retail Fund Investment Corp. (REIT)	164	345,849
Japan Tobacco, Inc.	200,100	5,494,363
JFE Holdings, Inc.	35,776	796,319
JGC Corp.	15,326	315,855
Joyo Bank Ltd.	49,480	245,540
JSR Corp.	12,918	221,826
JTEKT Corp.	14,982	253,749
JX Holdings, Inc.	163,622	637,453
Kajima Corp.	59,739	246,891
Kakaku.com, Inc.	9,900	142,332
Kamigumi Co., Ltd.	15,704	139,665
Kaneka Corp.	17,644	94,874

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kansai Electric Power Co., Inc.*	50,623	$481,612
Kansai Paint Co., Ltd.	16,452	254,259
Kao Corp.	36,767	1,450,443
Kawasaki Heavy Industries Ltd.	103,840	474,206
KDDI Corp.	41,500	2,596,664
Keihan Electric Railway Co., Ltd.	33,000	176,250
Keikyu Corp.	33,466	247,862
Keio Corp.	42,347	303,915
Keisei Electric Railway Co., Ltd.	18,955	231,143
Keyence Corp.	3,183	1,409,871
Kikkoman Corp.	9,823	240,995
Kintetsu Corp.	126,980	418,812
Kirin Holdings Co., Ltd.	58,891	729,491
Kobe Steel Ltd.	206,095	356,511
Koito Manufacturing Co., Ltd.	6,700	204,348
Komatsu Ltd.	65,472	1,451,484
Konami Corp.	6,888	127,003
Konica Minolta, Inc.	34,036	367,132
Kubota Corp.	80,508	1,169,077
Kuraray Co., Ltd.	25,292	288,357
Kurita Water Industries Ltd.	7,114	148,621
Kyocera Corp.	22,508	1,031,627
Kyowa Hakko Kirin Co., Ltd.	15,267	143,711
Kyushu Electric Power Co., Inc.*	31,188	312,351
Lawson, Inc.	4,880	295,086
LIXIL Group Corp.	19,323	408,644
M3, Inc.	13,400	222,830
Mabuchi Motor Co., Ltd.	3,704	145,971
Makita Corp.	8,146	368,555
Marubeni Corp.	119,668	717,324
Marui Group Co., Ltd.	16,786	151,811
Maruichi Steel Tube Ltd.	3,516	74,900
Mazda Motor Corp.	38,935	934,601
McDonald’s Holdings Co. Japan Ltd.	5,080	111,134
Medipal Holdings Corp.	9,622	111,740
MEIJI Holdings Co., Ltd.	4,416	402,188
Minebea Co., Ltd.	23,000	336,649
Miraca Holdings, Inc.	4,200	180,997
Mitsubishi Chemical Holdings Corp.	97,859	476,545
Mitsubishi Corp.	97,984	1,797,014
Mitsubishi Electric Corp.	137,371	1,635,543
Mitsubishi Estate Co., Ltd.	88,011	1,862,696
Mitsubishi Gas Chemical Co., Inc.	25,711	129,158
Mitsubishi Heavy Industries Ltd.	218,256	1,206,775
Mitsubishi Logistics Corp.	8,008	115,776
Mitsubishi Materials Corp.	80,819	268,661
Mitsubishi Motors Corp.	43,921	402,362
Mitsubishi Tanabe Pharma Corp.	16,090	235,784
Mitsubishi UFJ Financial Group, Inc.	902,316	4,945,723
Mitsubishi UFJ Lease & Finance Co., Ltd.	33,700	159,250
Mitsui & Co., Ltd.	119,654	1,599,555
Mitsui Chemicals, Inc.	59,288	168,407
Mitsui Fudosan Co., Ltd.	67,427	1,813,484
Mitsui O.S.K. Lines Ltd.	78,575	233,402
Mixi, Inc.	2,700	100,767

Mizuho Financial Group, Inc.	1,641,452	$2,758,130
MS&AD Insurance Group Holdings, Inc.	34,836	827,420
Murata Manufacturing Co., Ltd.	14,371	1,569,795
Nabtesco Corp.	8,100	194,458
Nagoya Railroad Co., Ltd.	57,000	212,232
NEC Corp.	184,742	538,578
Nexon Co., Ltd.	8,500	79,256
NGK Insulators Ltd.	18,267	376,215
NGK Spark Plug Co., Ltd.	12,948	390,994
NH Foods Ltd.	11,075	242,245
NHK Spring Co., Ltd.	11,375	99,243
Nidec Corp.	15,492	1,004,850
Nikon Corp.	24,959	331,406
Nintendo Co., Ltd.	7,539	785,724
Nippon Building Fund, Inc. (REIT)	98	490,996
Nippon Electric Glass Co., Ltd.	26,022	117,308
Nippon Express Co., Ltd.	55,427	281,891
Nippon Paint Holdings Co., Ltd.	66,000	1,915,680
Nippon Prologis REIT, Inc. (REIT)	90	195,114
Nippon Steel & Sumitomo Metal Corp.	1,495,293	3,710,890
Nippon Telegraph & Telephone Corp.	26,879	1,383,140
Nippon Yusen KK	114,442	323,693
Nissan Motor Co., Ltd.	173,848	1,514,258
Nisshin Seifun Group, Inc.	13,861	134,303
Nissin Foods Holdings Co., Ltd.	4,006	191,707
Nitori Holdings Co., Ltd.	4,750	255,258
Nitto Denko Corp.	33,611	1,879,645
NOK Corp.	6,764	171,788
Nomura Holdings, Inc.	257,308	1,464,233
Nomura Real Estate Holdings, Inc.	8,775	150,789
Nomura Research Institute Ltd.	7,188	220,714
NSK Ltd.	33,970	402,322
NTT Data Corp.	9,000	336,438
NTT DOCOMO, Inc.	107,100	1,567,746
NTT Urban Development Corp.	7,500	75,236
Obayashi Corp.	46,666	299,922
Obic Co., Ltd.	80,500	2,582,837
Odakyu Electric Railway Co., Ltd.	46,103	409,108
Oji Holdings Corp.	55,612	199,570
Olympus Corp.*	17,052	600,843
Omron Corp.	14,844	665,315
Ono Pharmaceutical Co., Ltd.	5,975	529,457
Oracle Corp. Japan	2,840	115,708
Oriental Land Co., Ltd.	3,586	822,341
ORIX Corp.	94,810	1,185,209
Osaka Gas Co., Ltd.	136,868	511,559
Otsuka Corp.	3,117	98,645
Otsuka Holdings Co., Ltd.	27,900	836,775
Panasonic Corp.	154,786	1,818,530
Park24 Co., Ltd.	7,500	110,447
Rakuten, Inc.	56,100	781,058
Recruit Holdings Co., Ltd.*	10,200	288,777
Resona Holdings, Inc.	155,959	787,143
Ricoh Co., Ltd.	50,380	511,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Rinnai Corp.	2,384	$160,532
Rohm Co., Ltd.	6,926	420,191
Sankyo Co., Ltd.	3,898	134,342
Sanrio Co., Ltd.	2,900	72,129
Santen Pharmaceutical Co., Ltd.	5,331	285,293
SBI Holdings, Inc.	14,660	159,186
Secom Co., Ltd.	82,327	4,729,859
Sega Sammy Holdings, Inc.	13,475	172,877
Seibu Holdings, Inc.	8,500	173,417
Seiko Epson Corp.	9,300	390,632
Sekisui Chemical Co., Ltd.	31,214	375,770
Sekisui House Ltd.	37,970	497,323
Seven & i Holdings Co., Ltd.	53,112	1,915,788
Seven Bank Ltd.	42,600	179,294
Sharp Corp.*	101,938	225,907
Shikoku Electric Power Co., Inc.*	13,143	159,326
Shimadzu Corp.	17,140	174,435
Shimamura Co., Ltd.	1,746	150,432
Shimano, Inc.	5,736	741,953
Shimizu Corp.	43,910	298,992
Shin-Etsu Chemical Co., Ltd.	28,664	1,864,800
Shinsei Bank Ltd.	122,173	213,291
Shionogi & Co., Ltd.	21,607	559,738
Shiseido Co., Ltd.	26,022	364,396
Shizuoka Bank Ltd.	36,724	335,917
Showa Shell Sekiyu KK	13,975	137,732
SMC Corp.	3,948	1,028,087
SoftBank Corp.	95,372	5,675,801
Sompo Japan Nipponkoa Holdings, Inc.	23,927	601,286
Sony Corp.	73,464	1,495,641
Sony Financial Holdings, Inc.	12,500	184,325
Stanley Electric Co., Ltd.	10,084	217,966
Sumitomo Chemical Co., Ltd.	107,158	424,266
Sumitomo Corp.	80,028	821,967
Sumitomo Dainippon Pharma Co., Ltd.	12,092	117,531
Sumitomo Electric Industries Ltd.	54,960	685,727
Sumitomo Heavy Industries Ltd.	37,784	203,054
Sumitomo Metal Mining Co., Ltd.	37,784	563,806
Sumitomo Mitsui Financial Group, Inc.	90,552	3,271,870
Sumitomo Mitsui Trust Holdings, Inc.	238,338	909,589
Sumitomo Realty & Development Co., Ltd.	25,526	869,555
Sumitomo Rubber Industries Ltd.	11,936	177,714
Sundrug Co., Ltd.	33,600	1,359,954
Suntory Beverage & Food Ltd.	9,900	341,825
Suruga Bank Ltd.	13,890	254,497
Suzuken Co., Ltd.	5,006	138,351
Suzuki Motor Corp.	25,136	755,613
Sysmex Corp.	10,200	452,505
T&D Holdings, Inc.	41,968	504,891
Taiheiyo Cement Corp.	86,000	270,614
Taisei Corp.	71,183	405,191
Taisho Pharmaceutical Holdings Co., Ltd.	2,371	144,638

Taiyo Nippon Sanso Corp.	10,000	$110,345
Takashimaya Co., Ltd.	17,955	143,997
Takeda Pharmaceutical Co., Ltd.	56,523	2,345,461
TDK Corp.	8,971	528,568
Teijin Ltd.	64,250	171,104
Terumo Corp.	22,100	503,321
THK Co., Ltd.	8,308	200,583
Tobu Railway Co., Ltd.	75,991	324,743
Toho Co., Ltd.	8,646	196,181
Toho Gas Co., Ltd.	28,592	140,119
Tohoku Electric Power Co., Inc.	32,759	380,543
Tokio Marine Holdings, Inc.	48,515	1,575,513
Tokyo Electric Power Co., Inc.*	105,158	428,506
Tokyo Electron Ltd.	12,436	943,730
Tokyo Gas Co., Ltd.	160,711	867,223
Tokyo Tatemono Co., Ltd.	29,000	211,197
Tokyu Corp.	82,011	508,777
Tokyu Fudosan Holdings Corp.	36,592	252,132
TonenGeneral Sekiyu KK	21,830	186,612
Toppan Printing Co., Ltd.	38,910	253,307
Toray Industries, Inc.	104,774	839,133
Toshiba Corp.	286,683	1,213,930
TOTO Ltd.	19,267	224,099
Toyo Seikan Group Holdings Ltd.	11,704	144,386
Toyo Suisan Kaisha Ltd.	6,756	218,146
Toyoda Gosei Co., Ltd.	5,142	103,830
Toyota Industries Corp.	11,718	598,758
Toyota Motor Corp.	221,636	13,821,347
Toyota Tsusho Corp.	15,414	356,257
Trend Micro, Inc.	7,582	207,442
Unicharm Corp.	126,782	3,050,961
United Urban Investment Corp. (REIT)	168	263,884
USS Co., Ltd.	15,610	240,222
West Japan Railway Co.	11,500	544,938
Yahoo! Japan Corp.	101,600	366,614
Yakult Honsha Co., Ltd.	6,307	332,842
Yamada Denki Co., Ltd.	66,820	223,025
Yamaguchi Financial Group, Inc.	16,763	172,690
Yamaha Corp.	11,779	174,956
Yamaha Motor Co., Ltd.	17,532	352,593
Yamato Holdings Co., Ltd.	26,236	516,598
Yamato Kogyo Co., Ltd.	2,954	83,052
Yamazaki Baking Co., Ltd.	6,571	81,077
Yaskawa Electric Corp.	16,140	206,449
Yokogawa Electric Corp.	15,303	168,453
Yokohama Rubber Co., Ltd.	15,000	137,041

		223,460,974

Luxembourg (0.5%)
Altice S.A.*	6,002	473,629
ArcelorMittal S.A.	69,271	750,290
Millicom International Cellular S.A. (SDR)	4,651	345,899
RTL Group S.A.	2,688	255,439
SES S.A. (FDR)	22,094	792,535
Tenaris S.A.	34,399	519,582
Tenaris S.A. (ADR)	217,595	6,573,545

		9,710,919

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Macau (0.1%)
MGM China Holdings Ltd.	66,800	$168,398
Sands China Ltd.	173,200	842,410
Wynn Macau Ltd.	112,400	313,356

		1,324,164

Mexico (0.0%)
Fresnillo plc	15,706	186,380

Netherlands (2.5%)
Aegon N.V.	131,556	987,065
Akzo Nobel N.V.	37,682	2,613,046
ASML Holding N.V.	25,448	2,726,414
Boskalis Westminster N.V.	5,591	305,669
Core Laboratories N.V.	87,620	10,544,191
Corio N.V. (REIT)	5,041	246,014
Delta Lloyd N.V.	14,038	308,523
Gemalto N.V.	5,759	470,427
Heineken Holding N.V.	7,288	456,831
Heineken N.V.	16,417	1,166,252
ING Groep N.V. (CVA)*	272,161	3,523,834
Koninklijke Ahold N.V.	63,443	1,127,765
Koninklijke DSM N.V.	12,425	755,520
Koninklijke KPN N.V.	233,118	734,970
Koninklijke Philips N.V.	68,606	1,991,986
Koninklijke Vopak N.V.	5,178	268,241
NN Group N.V.*§	8,158	243,088
OCI N.V.*	6,525	226,452
QIAGEN N.V.*	17,373	406,843
Randstad Holding N.V.	8,965	431,141
Royal Dutch Shell plc (Amsterdam Stock Exchange), Class A	63,482	2,123,299
Royal Dutch Shell plc (London Stock Exchange), Class A	279,880	9,277,035
Royal Dutch Shell plc, Class B	173,168	5,948,998
TNT Express N.V.	30,276	201,149
Wolters Kluwer N.V.	21,914	669,158

		47,753,911

New Zealand (0.1%)
Auckland International Airport Ltd.	67,461	222,021
Contact Energy Ltd.	28,027	139,483
Fletcher Building Ltd.	49,712	320,639
Meridian Energy Ltd.	89,167	122,252
Mighty River Power Ltd.	49,718	115,336
Ryman Healthcare Ltd.	26,269	174,392
Spark New Zealand Ltd.	133,434	323,299

		1,417,422

Norway (0.8%)
DNB ASA	365,014	5,381,901
Gjensidige Forsikring ASA	14,365	233,987
Norsk Hydro ASA	608,959	3,425,027
Orkla ASA	55,899	380,968
Statoil ASA	79,550	1,394,069
Statoil ASA (ADR)	136,168	2,397,918
Telenor ASA	53,782	1,084,426
Yara International ASA	12,783	571,677
Yara International ASA (ADR)	5,000	220,300

		15,090,273

Panama (0.1%)
Copa Holdings S.A., Class A	28,193	$2,921,923

Peru (0.2%)
Credicorp Ltd.	21,571	3,455,243

Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered), Class R*	2,519,983	198,159
EDP - Energias de Portugal S.A.	163,390	631,899
Galp Energia SGPS S.A.	27,021	273,370
Jeronimo Martins SGPS S.A.	18,166	182,081

		1,285,509

Russia (0.0%)
Sberbank of Russia (ADR)	135,184	543,207

Singapore (0.9%)
Ascendas Real Estate Investment Trust (REIT)	150,522	270,194
CapitaCommercial Trust (REIT)	143,000	189,289
CapitaLand Ltd.	184,502	458,413
CapitaMall Trust (REIT)	171,267	263,535
City Developments Ltd.	29,280	226,064
ComfortDelGro Corp., Ltd.	146,550	286,911
DBS Group Holdings Ltd.	328,860	5,078,399
Genting Singapore plc	442,938	358,881
Global Logistic Properties Ltd.	225,000	420,797
Golden Agri-Resources Ltd.	534,113	185,230
Hutchison Port Holdings Trust, Class U	383,000	263,929
Jardine Cycle & Carriage Ltd.	7,449	239,187
Keppel Corp., Ltd.	102,485	683,848
Keppel Land Ltd.	50,000	128,533
Oversea-Chinese Banking Corp., Ltd.	206,452	1,622,582
Sembcorp Industries Ltd.	70,812	237,466
Sembcorp Marine Ltd.	59,626	146,877
Singapore Airlines Ltd.	39,682	346,943
Singapore Exchange Ltd.	55,302	325,158
Singapore Press Holdings Ltd.	114,523	363,776
Singapore Technologies Engineering Ltd.	112,019	286,790
Singapore Telecommunications Ltd.	554,119	1,626,543
StarHub Ltd.	45,724	143,183
Suntec Real Estate Investment Trust (REIT)	169,000	249,809
United Overseas Bank Ltd.	90,176	1,667,161
UOL Group Ltd.	32,544	170,785
Wilmar International Ltd.	140,455	342,637

		16,582,920

South Africa (0.0%)
Investec plc	37,762	315,455

South Korea (0.5%)
Hyundai Mobis Co., Ltd.*	12,349	2,628,315
NAVER Corp.*	1,451	937,376
POSCO	9,024	2,276,773
Samsung Electronics Co., Ltd.	3,919	4,710,842

		10,553,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Spain (1.9%)
Abertis Infraestructuras S.A.	29,316	$579,167
ACS Actividades de Construccion y Servicios S.A.	12,441	430,768
Amadeus IT Holding S.A., Class A	195,367	7,763,339
Banco Bilbao Vizcaya Argentaria S.A.	420,287	3,955,539
Banco de Sabadell S.A.	244,958	641,727
Banco Popular Espanol S.A.	124,557	616,717
Banco Santander S.A.	874,718	7,314,238
Bankia S.A.*	324,604	481,230
Bankinter S.A.	47,882	381,793
CaixaBank S.A.	160,860	835,534
Distribuidora Internacional de Alimentacion S.A.	41,467	278,822
Enagas S.A.	14,109	446,590
Ferrovial S.A.	30,503	601,021
Gas Natural SDG S.A.	25,393	638,808
Grifols S.A.	10,850	431,913
Iberdrola S.A.	365,270	2,457,600
Inditex S.A.	94,840	2,717,445
Mapfre S.A.	63,285	213,117
Red Electrica Corporacion S.A.	7,820	686,494
Repsol S.A.	70,189	1,304,684
Telefonica S.A.	298,326	4,267,244
Zardoya Otis S.A.	12,664	140,143

		37,183,933

Sweden (1.8%)
Alfa Laval AB	22,647	428,455
Assa Abloy AB, Class B	23,841	1,259,923
Atlas Copco AB, Class A	67,131	1,868,734
Atlas Copco AB, Class B	28,425	728,358
Boliden AB	20,141	320,908
Electrolux AB	17,401	510,567
Elekta AB, Class B	26,755	273,065
Getinge AB, Class B	166,786	3,788,352
Hennes & Mauritz AB, Class B	66,918	2,775,880
Hexagon AB, Class B	17,341	536,267
Husqvarna AB, Class B	28,238	207,672
ICA Gruppen AB	5,497	215,157
Industrivarden AB, Class C	11,429	198,506
Investment AB Kinnevik, Class B	16,852	546,534
Investor AB, Class B	32,459	1,176,291
Lundin Petroleum AB*	16,155	231,002
Nordea Bank AB	217,112	2,507,536
Sandvik AB	77,313	752,773
Securitas AB, Class B	22,022	266,824
Skandinaviska Enskilda Banken AB, Class A	107,547	1,360,416
Skanska AB, Class B	27,555	589,091
SKF AB, Class B	28,563	600,879
Svenska Cellulosa AB S.C.A., Class B	42,377	915,175
Svenska Handelsbanken AB, Class A	35,728	1,668,239
Swedbank AB, Class A	64,770	1,611,669
Swedish Match AB	14,144	441,166

Tele2 AB, Class B	23,027	$278,770
Telefonaktiebolaget LM Ericsson (ADR)	177,755	2,150,836
Telefonaktiebolaget LM Ericsson, Class B	419,689	5,082,827
TeliaSonera AB	165,621	1,065,100
Volvo AB, Class B	108,674	1,173,662

		35,530,634

Switzerland (8.2%)
ABB Ltd. (Registered)*	156,490	3,310,029
Actelion Ltd. (Registered)*	7,402	851,579
Adecco S.A. (Registered)*	12,054	825,747
Aryzta AG*	6,358	488,533
Baloise Holding AG (Registered)	3,464	442,406
Barry Callebaut AG (Registered)*	158	161,820
Chocoladefabriken Lindt & Spruengli AG (Preference) (q)	8	459,172
Chocoladefabriken Lindt & Sprungli AG	62	306,081
Cie Financiere Richemont S.A. (Registered)	56,056	4,965,291
Coca-Cola HBC AG (CDI)*	14,514	276,155
Credit Suisse Group AG (Registered)*	108,676	2,724,380
Credit Suisse Group AG (ADR)*	88,385	2,216,696
EMS-Chemie Holding AG (Registered)	574	233,045
Geberit AG (Registered)	2,703	918,569
Givaudan S.A. (Registered)*	653	1,167,601
Glencore plc*	750,996	3,456,642
Holcim Ltd. (Registered)*	16,370	1,162,436
Julius Baer Group Ltd.*	62,755	2,863,827
Kuehne + Nagel International AG (Registered)	12,544	1,705,122
Lonza Group AG (Registered)*	3,757	423,404
Nestle S.A. (Registered)	367,437	26,933,699
Nestle S.A. (ADR)	107,170	7,818,051
Novartis AG (Registered)	187,998	17,289,703
Novartis AG (ADR)	164,308	15,224,779
Pargesa Holding S.A.	2,044	157,456
Partners Group Holding AG	1,261	365,700
Roche Holding AG	86,476	23,438,495
Schindler Holding AG	12,326	1,778,554
Schindler Holding AG (Registered)	1,471	210,981
SGS S.A. (Registered)	378	770,720
Sika AG	156	457,549
Sonova Holding AG (Registered)	22,853	3,350,092
STMicroelectronics N.V.	46,422	346,197
Sulzer AG (Registered)	1,742	185,065
Swatch Group AG	2,209	980,879
Swatch Group AG (Registered)	3,496	302,384
Swiss Life Holding AG (Registered)*	2,356	556,756

See Notes to Financial Statements.

EQ ADVISORS TRUST
AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Swiss Prime Site AG (Registered)*	4,079	$298,875
Swiss Reinsurance AG*	25,059	2,096,769
Swisscom AG (Registered)	1,624	852,764
Syngenta AG (Registered)	6,532	2,097,428
Syngenta AG (ADR)	12,559	806,790
Transocean Ltd. (New York Exchange)	77,099	1,413,225
Transocean Ltd. (SIX Swiss Exchange)	25,680	470,634
UBS Group AG*	544,057	9,352,177
Weatherford International plc*	747,416	8,557,913
Wolseley plc	18,499	1,053,118
Zurich Insurance Group AG*	10,666	3,339,981

		159,465,269

Taiwan (0.6%)
Advanced Semiconductor Engineering, Inc. (ADR)	748,280	4,586,957
MediaTek, Inc.	104,000	1,514,024
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	231,973	5,191,556

		11,292,537

Thailand (0.1%)
Kasikornbank PCL (NVDR)	314,800	2,173,763

Turkey (0.3%)
Akbank TAS	774,980	2,855,543
Turkiye Garanti Bankasi A/S	651,734	2,611,461

		5,467,004

United Kingdom (13.0%)
3i Group plc	70,306	488,614
Aberdeen Asset Management plc	64,326	429,641
Admiral Group plc	13,494	276,339
Aggreko plc	18,495	430,904
Amec Foster Wheeler plc	26,516	347,040
Anglo American plc	99,425	1,839,555
Antofagasta plc	28,771	334,039
ARM Holdings plc	101,039	1,555,824
ARM Holdings plc (ADR)	161,957	7,498,609
Ashtead Group plc	35,750	632,032
Associated British Foods plc	25,444	1,236,213
AstraZeneca plc	89,578	6,301,419
Aviva plc	211,429	1,584,273
Babcock International Group plc	17,877	292,484
BAE Systems plc	223,620	1,632,432
Barclays plc	1,166,197	4,384,318
Bellway plc	36,707	1,102,671
BG Group plc	409,624	5,452,392
BP plc	1,307,262	8,300,771
British American Tobacco plc	252,121	13,698,700
British Land Co. plc (REIT)	68,119	818,319
BT Group plc	574,829	3,568,286
Bunzl plc	24,063	655,954
Burberry Group plc	148,507	3,762,962
Capita plc	186,204	3,120,624

Centrica plc	355,891	$1,531,740
CNH Industrial N.V.	66,094	532,811
Cobham plc	78,370	392,979
Compass Group plc	426,468	7,268,857
Croda International plc	50,572	2,083,764
Diageo plc	605,642	17,370,497
Direct Line Insurance Group plc	104,818	472,763
Dixons Carphone plc	66,875	481,673
easyJet plc	11,422	294,818
Ensco plc, Class A	16,550	495,672
Fiat Chrysler Automobiles N.V.*	63,614	729,999
Friends Life Group Ltd.	103,388	584,521
G4S plc	110,584	475,906
GKN plc	118,871	630,512
GlaxoSmithKline plc	344,120	7,362,460
Hammerson plc (REIT)	51,855	484,662
Hargreaves Lansdown plc	17,150	267,397
HSBC Holdings plc	1,768,375	16,711,985
ICAP plc	38,682	269,813
IMI plc	19,355	378,898
Imperial Tobacco Group plc	67,605	2,960,634
Inmarsat plc	29,366	363,917
InterContinental Hotels Group plc	17,256	691,484
International Consolidated Airlines Group S.A.*	70,728	523,525
Intertek Group plc	65,680	2,380,824
Intu Properties plc (REIT)	64,031	331,117
ITV plc	270,869	902,363
J Sainsbury plc	89,100	338,735
Johnson Matthey plc	14,916	781,957
Kingfisher plc	167,720	883,819
Land Securities Group plc (REIT)	56,870	1,017,624
Legal & General Group plc	424,481	1,630,355
Lloyds Banking Group plc*	4,036,302	4,766,336
London Stock Exchange Group plc	16,060	551,763
Marks & Spencer Group plc	117,333	866,298
Meggitt plc	58,348	466,396
Melrose Industries plc	78,497	322,991
Merlin Entertainments plc§	33,016	203,828
National Grid plc	265,913	3,790,807
Next plc	10,732	1,131,966
Noble Corp. plc	235,827	3,907,653
Old Mutual plc	346,202	1,018,150
Pearson plc	57,185	1,051,930
Persimmon plc*	21,988	537,869
Petrofac Ltd.	18,716	202,987
Prudential plc	182,488	4,199,440
Randgold Resources Ltd.	6,319	427,550
Reckitt Benckiser Group plc	89,300	7,203,951
Reed Elsevier N.V.	50,229	1,200,410
Reed Elsevier plc	81,030	1,378,595
Rexam plc	51,238	360,218
Rio Tinto Ltd.	66,290	3,109,480
Rio Tinto plc	299,268	13,788,033
Rio Tinto plc (ADR)	68,943	3,175,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Rolls-Royce Holdings plc*	327,986	$4,418,318
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	29,825,730	46,486
Royal Bank of Scotland Group plc*	175,652	1,066,299
Royal Mail plc	45,380	302,180
RSA Insurance Group plc*	72,165	485,663
SABMiller plc	68,797	3,560,400
Sage Group plc	80,195	578,317
Schroders plc	8,713	361,114
Segro plc (REIT)	53,403	306,118
Severn Trent plc	17,250	534,833
Sky plc	74,071	1,030,936
Smith & Nephew plc	64,245	1,179,499
Smiths Group plc	28,594	483,956
Sports Direct International plc*	19,247	211,087
SSE plc	69,261	1,738,773
Standard Chartered plc	293,342	4,399,249
Standard Life plc	171,776	1,058,213
Subsea 7 S.A.	212,327	2,165,264
Tate & Lyle plc	34,029	319,650
Tesco plc	577,032	1,679,118
Travis Perkins plc	17,756	511,196
Tullow Oil plc	66,128	418,409
Unilever N.V. (N.Y. Shares)	49,915	1,948,682
Unilever N.V. (CVA)	116,090	4,560,335
Unilever plc	91,476	3,715,822
United Utilities Group plc	49,463	700,937
Vodafone Group plc	1,878,257	6,435,773
Weir Group plc	94,601	2,707,662
Whitbread plc	55,019	4,060,233
William Hill plc	62,402	350,923
WM Morrison Supermarkets plc	146,772	417,708
WPP plc	233,546	4,845,187

		251,633,002

United States (1.6%)
Bunge Ltd.	14,968	1,360,741
Carnival Corp.	98,574	4,468,359
Carnival plc	13,321	601,467
Eaton Corp. plc	103,221	7,014,899
Mettler-Toledo International, Inc.*	10,555	3,192,465
Paragon Offshore plc	84,775	234,827
Schlumberger Ltd.	168,294	14,373,992

		31,246,750

Total Common Stocks (74.4%) (Cost $1,182,854,697)		1,438,919,918

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(7.6%)
iShares MSCI Norway Capped ETF	23,200	540,560
iShares® China Large-Cap ETF	108,410	4,512,024
iShares® Core MSCI EAFE ETF	95,200	5,266,464
iShares® Core MSCI Emerging Markets ETF	22,200	1,044,066
iShares® Europe ETF	335,566	14,271,622
iShares® Latin America 40 ETF	33,047	1,051,225

iShares® MSCI Australia ETF	95,215	$2,110,917
iShares® MSCI Austria Capped ETF	166,537	2,528,032
iShares® MSCI Belgium Capped ETF	85,697	1,388,720
iShares® MSCI BRIC ETF	81,616	2,859,008
iShares® MSCI Canada ETF	47,158	1,360,980
iShares® MSCI EAFE ETF	515,466	31,360,951
iShares® MSCI EAFE Small-Cap ETF	55,100	2,573,721
iShares® MSCI Emerging Markets ETF	51,032	2,005,047
iShares® MSCI France ETF	225,167	5,550,367
iShares® MSCI Germany ETF	324,210	8,886,596
iShares® MSCI Hong Kong ETF	21,077	432,922
iShares® MSCI Indonesia ETF	18,900	518,616
iShares® MSCI Ireland Capped ETF	15,500	533,665
iShares® MSCI Israel Capped ETF	25,100	1,174,178
iShares® MSCI Italy Capped ETF	393,548	5,352,253
iShares® MSCI Japan ETF	900,480	10,121,395
iShares® MSCI Malaysia ETF	24,662	332,444
iShares® MSCI Mexico Capped ETF	11,448	679,897
iShares® MSCI Netherlands ETF	88,693	2,120,206
iShares® MSCI New Zealand Capped ETF	39,400	1,575,212
iShares® MSCI Pacific ex-Japan ETF	119,192	5,238,488
iShares® MSCI Poland Capped ETF	7,700	185,339
iShares® MSCI Singapore ETF	58,226	761,596
iShares® MSCI South Korea Capped ETF	6,000	331,800
iShares® MSCI Spain Capped ETF	90,621	3,138,205
iShares® MSCI Sweden ETF	49,603	1,570,927
iShares® MSCI Switzerland Capped ETF	13,900	440,491
iShares® MSCI Thailand Capped ETF	4,768	369,329
iShares® MSCI Turkey ETF	11,984	650,851
iShares® MSCI United Kingdom ETF	66,400	1,197,192
SPDR® DJ EURO Stoxx 50 ETF	40,364	1,487,817
SPDR® S&P Emerging Asia Pacific ETF	46,979	3,918,518
SPDR® S&P Emerging Europe ETF	11,967	326,819
Vanguard FTSE Developed Markets ETF	174,400	6,606,272
Vanguard FTSE Emerging Markets ETF	53,900	2,157,078
Vanguard FTSE Europe ETF	135,800	7,117,278
Vanguard FTSE Pacific ETF	9,600	547,680

Total Investment Companies (7.6%) (Cost $123,882,247)		146,196,768

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Rights	Value (Note 1)

RIGHTS:
Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	420,287	$40,177
Repsol S.A., expiring 1/8/15*	70,189	38,814

Total Rights (0.0%) (Cost $—)		78,991

Total Investments (82.0%) (Cost $1,306,736,944)		1,585,195,677
Other Assets Less Liabilities (18.0%)		348,015,450

Net Assets (100%)		$1,933,211,127

*	Non-income producing.
†	Security (totaling $46,486 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $580,776 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$3,165,832	$315,974	$—	$2,992,618	$108,757	$—

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	3,548	March-15	$127,505,280	$134,507,753	$7,002,473
FTSE 100 Index	830	March-15	79,339,994	84,377,538	5,037,544
SPI 200 Index	297	March-15	31,030,533	32,630,506	1,599,973
TOPIX Index	741	March-15	89,589,163	87,072,759	(2,516,404)

					$11,123,586

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/13/15	BNP Paribas	2,300	$1,868,669	$1,900,731	$(32,062)
British Pound vs. U.S. Dollar, expiring 3/13/15	Morgan Stanley	7,000	10,904,387	10,981,972	(77,585)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	JPMorgan Chase Bank	10,300	12,471,209	12,804,713	(333,504)
Japanese Yen vs. U.S. Dollar, expiring 3/13/15	Morgan Stanley	418,000	3,491,776	3,528,919	(37,143)

					$(480,294)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 31,230,704, CAD 36,653, CHF 31,719, DKK 12,410, EUR 123,801,694, GBP 73,450,264, HKD 35,574, ILS 54,535, JPY 85,527,148, KRW 1, NOK 22,201, NZD 11,975, SEK 43,377 and SGD 59,850.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,408,135	$153,245,301	$—	$158,653,436
Consumer Staples	13,010,282	158,118,972	—	171,129,254
Energy	68,481,139	63,780,581	—	132,261,720
Financials	32,068,933	275,530,131	—	307,599,064
Health Care	26,658,546	137,420,800	—	164,079,346
Industrials	46,748,905	145,863,016	46,486	192,658,407
Information Technology	27,508,968	67,166,030	—	94,674,998
Materials	15,031,738	121,522,407	—	136,554,145
Telecommunication Services	1,645,760	45,458,106	—	47,103,866
Utilities	—	34,205,682	—	34,205,682
Futures	13,639,990	—	—	13,639,990
Investment Companies
Exchange Traded Funds (ETFs)	146,196,768	—	—	146,196,768
Rights
Energy	—	38,814	—	38,814
Financials	—	40,177	—	40,177

Total Assets	$396,399,164	$1,202,390,017	$46,486	$1,598,835,667

Liabilities:
Forward Currency Contracts	$—	$(480,294)	$—	$(480,294)
Futures	(2,516,404)	—	—	(2,516,404)

Total Liabilities	$(2,516,404)	$(480,294)	$—	$(2,996,698)

Total	$393,882,760	$1,201,909,723	$46,486	$1,595,838,969

(a)	Securities with a market value of $2,398,591 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$13,639,990	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(480,294)
Equity contracts	Payables, Net assets – Unrealized depreciation	(2,516,404	)*

Total		$(2,996,698)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,219,379)	$(2,219,379)
Equity contracts	18,785,246	—	18,785,246

Total	$18,785,246	$(2,219,379)	$16,565,867

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(441,442)	$(441,442)
Equity contracts	(5,993,605)	—	(5,993,605)

Total	$(5,993,605)	$(441,442)	$(6,435,047)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $31,418,000 and futures contracts with an average notional balance of approximately $366,531,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$32,062	$—	$—	$32,062
Morgan Stanley	114,728	—	—	114,728
JPMorgan Chase Bank	333,504	—	—	333,504

Total	$480,294	$—	$—	$480,294

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$167,585,364
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$265,721,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$332,505,761
Aggregate gross unrealized depreciation	(94,632,040)

Net unrealized appreciation	$237,873,721

Federal income tax cost of investments	$1,347,321,956

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $2,588,936)	$2,992,618
Unaffiliated Issuers (Cost $1,304,148,008)	1,582,203,059
Cash	14,858,315
Foreign cash (Cost $360,001,523)	314,318,105
Cash held as collateral at broker	23,224,000
Dividends, interest and other receivables	3,326,003
Receivable from Separate Accounts for Trust shares sold	383,850
Receivable for securities sold	53,109
Other assets	82,615

Total assets	1,941,441,674

LIABILITIES
Due to broker for futures variation margin	4,929,120
Investment management fees payable	996,816
Payable to Separate Accounts for Trust shares redeemed	702,958
Unrealized depreciation on forward foreign currency contracts	480,294
Payable for securities purchased	361,722
Distribution fees payable – Class IB	299,127
Administrative fees payable	206,529
Trustees’ fees payable	39,520
Distribution fees payable – Class IA	4,824
Accrued expenses	209,637

Total liabilities	8,230,547

NET ASSETS	$1,933,211,127

Net assets were comprised of:
Paid in capital	$3,013,450,817
Accumulated undistributed net investment income (loss)	(6,283,674)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,317,182,459)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	243,226,443

Net assets	$1,933,211,127

Class IA
Net asset value, offering and redemption price per share, $22,637,559 / 2,374,698 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

Class IB
Net asset value, offering and redemption price per share, $1,388,764,200 / 145,500,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.54

Class K
Net asset value, offering and redemption price per share, $521,809,368 / 54,733,770 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.53

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014 (ac)

INVESTMENT INCOME
Dividends ($108,757 of dividend income received from affiliates) (net of $3,074,292 foreign withholding tax)	$49,564,611
Interest (net of $5 foreign withholding tax)	169,249

Total income	49,733,860

EXPENSES
Investment management fees	12,030,447
Distribution fees – Class IB	3,783,176
Administrative fees	2,647,164
Custodian fees	512,500
Printing and mailing expenses	200,497
Professional fees	92,320
Trustees’ fees	52,439
Distribution fees – Class IA	45,694
Miscellaneous	169,541

Total expenses	19,533,778

NET INVESTMENT INCOME (LOSS)	30,200,082

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	46,010,069
Net distributions of realized gain received from Underlying Portfolios	5,046
Futures	18,785,246
Foreign currency transactions	(3,412,951)

Net realized gain (loss)	61,387,410

Change in unrealized appreciation (depreciation) on:
Investments ($(489,188) of change in unrealized appreciation (depreciation) from affiliates)	(187,249,026)
Futures	(5,993,605)
Foreign currency translations	(39,216,000)

Net change in unrealized appreciation (depreciation)	(232,458,631)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(171,071,221)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(140,871,139)

(ac)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014 (ac)	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$30,200,082	$14,874,322
Net realized gain (loss) on investments, futures, foreign currency transactions and net distributions of realized gain received from Underlying Portfolios	61,387,410	121,641,987
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(232,458,631)	175,332,375

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(140,871,139)	311,848,684

DIVIDENDS:
Dividends from net investment income
Class IA	(314,665)	(90,737)
Class IB	(19,505,449)	(12,853,556)
Class K	(8,690,839)	(4,171,440)

TOTAL DIVIDENDS:	(28,510,953)	(17,115,733)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 382,316 and 168,154 shares, respectively ]	4,001,814	1,594,911
Capital shares issued in connection with merger (Note 9) [ 1,227,371 and 0 shares, respectively ]	13,247,592	—
Capital shares issued in reinvestment of dividends [ 32,783 and 9,111 shares, respectively ]	314,665	90,737
Capital shares repurchased [ (346,046) and (289,049) shares, respectively ]	(3,568,394)	(2,789,140)

Total Class IA transactions	13,995,677	(1,103,492)

Class IB
Capital shares sold [ 3,365,270 and 4,488,612 shares, respectively ]	34,366,095	43,099,682
Capital shares sold in-kind (Note 9)[ 0 and 81,282,207 shares, respectively ]	—	723,719,258
Capital shares issued in connection with merger (Note 9) [ 9,620,437 and 0 shares, respectively ]	103,962,228	—
Capital shares issued in reinvestment of dividends [ 2,029,716 and 1,289,109 shares, respectively ]	19,505,449	12,853,556
Capital shares repurchased [ (21,261,179) and (25,669,623) shares, respectively ]	(219,898,541)	(247,935,656)

Total Class IB transactions	(62,064,769)	531,736,840

Class K
Capital shares sold [ 1,683,816 and 585,684 shares, respectively ]	16,340,701	5,686,229
Capital shares issued in connection with merger (Note 9) [ 20,710,294 and 0 shares, respectively ]	223,812,508	—
Capital shares issued in reinvestment of dividends [ 905,502 and 418,834 shares, respectively ]	8,690,839	4,171,440
Capital shares repurchased [ (6,750,110) and (5,326,872) shares, respectively ]	(69,628,150)	(50,982,561)

Total Class K transactions	179,215,898	(41,124,892)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,146,806	489,508,456

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,235,286)	784,241,407
NET ASSETS:
Beginning of year	1,971,446,413	1,187,205,006

End of year (a)	$1,933,211,127	$1,971,446,413

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,283,674)	$(4,041,940)

(ac) On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.31	$8.85	$7.72	$9.61	$8.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.11	0.13	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.74)	1.45	1.15	(1.74)	0.74

Total from investment operations	(0.64)	1.54	1.26	(1.61)	0.85

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.13)	(0.28)	(0.19)

Net asset value, end of year	$9.53	$10.31	$8.85	$7.72	$9.61

Total return	(6.26)%	17.49%	16.29%	(16.73)%	9.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,638	$11,118	$10,531	$8,903	$445,820
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.04%	1.05%	1.05%	0.78%	0.85%
After waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.05%	0.78%	0.85%
Before waivers, reimbursements and fees paid indirectly (f)	1.04%	1.05%	1.05%	0.78%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.97%	0.97%	1.33%	1.29%	1.30%
After waivers, reimbursements and fees paid indirectly (f)	0.97%	0.97%	1.33%	1.30%	1.30%
Before waivers, reimbursements and fees paid indirectly (f)	0.97%	0.97%	1.33%	1.29%	1.30%
Portfolio turnover rate^	10%	15%	3%	3%	12%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.32	$8.86	$7.73	$9.62	$8.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.08	0.11	0.12	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.79)	1.46	1.15	(1.75)	0.73

Total from investment operations	(0.64)	1.54	1.26	(1.63)	0.82

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.13)	(0.26)	(0.16)

Net asset value, end of year	$9.54	$10.32	$8.86	$7.73	$9.62

Total return	(6.25)%	17.47%	16.27%	(16.92)%	9.23%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,388,764	$1,566,557	$800,489	$766,952	$984,130
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.03%	1.05%	1.05%	1.03%	1.10%
After waivers, reimbursements and fees paid indirectly (f)	1.03%	1.05%	1.05%	1.03%	1.10%
Before waivers, reimbursements and fees paid indirectly (f)	1.03%	1.05%	1.05%	1.03%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.49%	0.84%	1.34%	1.25%	1.00%
After waivers, reimbursements and fees paid indirectly (f)	1.49%	0.85%	1.34%	1.25%	1.01%
Before waivers, reimbursements and fees paid indirectly (f)	1.49%	0.84%	1.34%	1.25%	1.00%
Portfolio turnover rate^	10%	15%	3%	3%	12%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (ac)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$10.31	$8.85	$7.72	$8.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12	0.13	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.78)	1.45	1.15	(0.55)

Total from investment operations	(0.62)	1.57	1.28	(0.49)

Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.15)	(0.24)

Net asset value, end of period	$9.53	$10.31	$8.85	$7.72

Total return (b)	(6.02)%	17.78%	16.59%	(5.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$521,809	$393,771	$376,185	$335,852
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.78%	0.80%	0.80%	0.78%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.80%	0.80%	0.77%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.78%	0.80%	0.80%	0.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.56%	1.22%	1.60%	2.10%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.56%	1.22%	1.60%	2.10%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.56%	1.22%	1.60%	2.10%
Portfolio turnover rate^	10%	15%	3%	3%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ac)	On June 13, 2014, this Portfolio received through a merger transaction, the assets and liabilities of the Multimanager International Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA International Core Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Northern Cross, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(7.13)%	3.08%	2.99%
Portfolio – Class IB Shares	(7.20)	2.95	2.80
Portfolio – Class K Shares***	(6.89)	N/A	6.88
MSCI EAFE Index	(4.90)	5.33	4.43
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	(5.48)	4.55	N/A
VMI – Intl†	(4.90)	5.27	5.73
VMI – International Proxy	(5.29)	5.05	N/A

†   In 2014, the Investment Manager revised the Portfolio’s benchmark indices to exclude the VMI — Intl. Accordingly, the VMI — Intl is no longer a benchmark of the Portfolio.

***Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (7.20)% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 the VMI — Intl, and the VMI — International Proxy returned (4.90)%, (5.48)%, (4.90)% and (5.29)%, respectively over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	An underweight in the Energy sector, the worst performing sector in the benchmark, added to relative performance.

•	A relative overweight in Italian banking group Intesa Sanpaolo SPA was a leading contributor to performance, as was an overweight in Anheuser-Busch InBev.

•	Stock selection in the Health Care, Energy and Consumer Staples sectors also added to relative performance.

What hurt performance during the year:

•	An underweight in the Health Care sector, the best performing sector in the benchmark, detracted from relative performance.

•

UK based jet engine manufacturer Rolls Royce, global copper miner Freeport McMoRan, Novaratis and bank Banco Bilbao Vizcaya Argentaria, S.A. were the largest individual detractors from relative performance.

•	Stock selection in the Industrials and Materials sectors hurt Portfolio performance.

Portfolio Positioning and Outlook — Northern Cross, LLC

We have focused our investments on global franchises in well-structured industries, which we believe should demonstrate good pricing power and benefit from a combination of earnings upgrades and higher relative valuations as the global economy — the U.S. in particular — gradually recovers. And, while emerging economies, such as Brazil and China, are clearly slowing, their fundamentals continue to support long-term growth rates above that of the developed world, in our opinion. Because of this, at year end the Portfolio was invested in companies with well-established positions in the major developing economies.

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$ 223,856,728	19.8%
Industrials	135,346,467	11.9
Consumer Staples	120,573,912	10.6
Consumer Discretionary	114,529,609	10.1
Health Care	96,150,563	8.5
Materials	79,497,768	7.0
Energy	50,500,515	4.5
Information Technology	40,296,615	3.6
Telecommunication Services	36,707,555	3.2
Utilities	26,325,595	2.3
Cash and Other	210,357,823	18.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$886.53	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.18
Class IB
Actual	1,000.00	886.54	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.08	5.18
Class K
Actual	1,000.00	888.19	3.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.34	3.91

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (5.2%)
Abacus Property Group (REIT)	16,300	$39,334
Adelaide Brighton Ltd.	16,760	48,577
AGL Energy Ltd.*	46,531	505,840
ALS Ltd.	19,839	85,845
Alumina Ltd.*	107,210	155,363
Amcor Ltd.	61,465	676,392
AMP Ltd.	152,424	678,287
Ansell Ltd.	6,720	122,676
APA Group	65,986	401,772
Ardent Leisure Group	20,240	47,916
Aristocrat Leisure Ltd.	28,606	152,506
Arrium Ltd.	136,198	23,612
Asciano Ltd.	51,788	253,556
ASX Ltd.	10,442	311,690
Atlas Iron Ltd.	46,390	6,190
Aurizon Holdings Ltd.	96,865	362,921
AusNet Services	196,073	211,820
Australia & New Zealand Banking Group Ltd.	143,477	3,732,237
Automotive Holdings Group Ltd.	11,763	36,319
AWE Ltd.*	35,640	37,481
Bank of Queensland Ltd.	18,804	185,822
Beach Energy Ltd.	53,100	45,432
Beadell Resources Ltd.*	52,248	9,619
Bendigo & Adelaide Bank Ltd.	20,308	211,060
BHP Billiton Ltd.	167,819	3,982,104
BHP Billiton plc	123,616	2,644,121
BlueScope Steel Ltd.*	25,628	116,052
Boral Ltd.	43,486	186,531
Bradken Ltd.	5,143	19,627
Brambles Ltd.	77,060	663,631
Breville Group Ltd.	5,221	27,301
BWP Trust (REIT)	26,350	59,723
Cabcharge Australia Ltd.	7,330	27,125
Caltex Australia Ltd.	6,211	171,874
Cardno Ltd.	6,407	17,736
carsales.com Ltd.	9,460	79,986
Challenger Ltd.	29,638	156,134
Charter Hall Group (REIT)	16,050	58,876
Charter Hall Retail REIT (REIT)	14,347	48,044
Coca-Cola Amatil Ltd.	26,027	196,958
Cochlear Ltd.	3,048	192,369
Commonwealth Bank of Australia	84,300	5,854,659
Computershare Ltd.	25,587	244,707
Cromwell Property Group (REIT)	41,473	34,810
Crown Resorts Ltd.	17,999	184,909
CSL Ltd.	25,698	1,809,424
CSR Ltd.	34,360	108,287
Dexus Property Group (REIT)	41,631	235,412
Domino’s Pizza Enterprises Ltd.	3,712	75,679
Downer EDI Ltd.	17,372	66,500
DUET Group	91,507	179,663
DuluxGroup Ltd.	12,951	60,959
Echo Entertainment Group Ltd.	42,163	129,139

Evolution Mining Ltd.	26,052	$13,750
Fairfax Media Ltd.	106,574	75,465
Federation Centres (REIT)	63,285	147,287
FlexiGroup Ltd.	8,527	20,761
Flight Centre Travel Group Ltd.	2,610	69,032
Fortescue Metals Group Ltd.	87,410	192,624
G8 Education Ltd.	15,399	52,074
Goodman Fielder Ltd.	91,472	47,801
Goodman Group (REIT)	78,731	362,948
GPT Group (REIT)	82,572	291,724
GrainCorp Ltd., Class A	13,054	87,507
GUD Holdings Ltd.	4,390	25,729
GWA Group Ltd.	19,840	47,855
Harvey Norman Holdings Ltd.	27,920	76,131
iiNET Ltd.	6,515	41,602
Iluka Resources Ltd.	22,381	107,589
Incitec Pivot Ltd.	84,403	218,256
Independence Group NL	13,777	49,378
Insurance Australia Group Ltd.	109,010	552,671
Investa Office Fund (REIT)	33,254	98,221
Invocare Ltd.	6,750	66,332
IOOF Holdings Ltd.	12,000	86,543
Iress Ltd.	6,640	57,689
JB Hi-Fi Ltd.	4,960	63,567
Karoon Gas Australia Ltd.*	11,310	22,171
Leighton Holdings Ltd.	6,002	109,204
Lend Lease Group	28,024	373,133
Liquefied Natural Gas Ltd.*	18,373	36,547
Lynas Corp., Ltd.*	98,427	5,459
M2 Group Ltd.	6,993	46,127
Macquarie Atlas Roads Group	41,781	108,398
Macquarie Group Ltd.	21,998	1,038,276
Magellan Financial Group Ltd.	9,442	125,902
McMillan Shakespeare Ltd.	2,381	20,286
Mesoblast Ltd.*	7,231	25,681
Metcash Ltd.	43,877	65,982
Mineral Resources Ltd.	9,297	56,904
Mirvac Group (REIT)	307,632	444,283
MMA Offshore Ltd.	18,694	18,761
Monadelphous Group Ltd.	3,603	27,393
Mount Gibson Iron Ltd.	42,690	8,459
Myer Holdings Ltd.	24,267	27,591
National Australia Bank Ltd.	122,589	3,340,217
Navitas Ltd.	10,771	44,212
Newcrest Mining Ltd.*	38,888	346,284
Novion Property Group (REIT)	120,429	207,330
Nufarm Ltd.	11,910	45,861
Oil Search Ltd.	71,001	458,725
Orica Ltd.	18,037	276,431
Origin Energy Ltd.	66,780	630,207
Orora Ltd.	61,465	96,997
OZ Minerals Ltd.	18,845	52,946
Pacific Brands Ltd.	62,010	27,194
Paladin Energy Ltd.*	70,800	20,584
PanAust Ltd.	32,656	37,249
Perpetual Ltd.	1,986	74,390
Platinum Asset Management Ltd.	15,920	93,481
Premier Investments Ltd.	5,965	47,641
Primary Health Care Ltd.	27,634	105,635
Qantas Airways Ltd.*	124,346	241,107
QBE Insurance Group Ltd.	62,240	564,542

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Qube Holdings Ltd.	31,841	$62,791
Ramsay Health Care Ltd.	13,775	638,761
REA Group Ltd.	6,495	238,626
Recall Holdings Ltd.	15,412	89,996
Regis Resources Ltd.*	24,410	38,517
SAI Global Ltd.	10,500	34,064
Sandfire Resources NL	5,890	21,636
Santos Ltd.	50,533	341,415
Scentre Group (REIT)*	276,786	787,052
Seek Ltd.	19,268	268,902
Senex Energy Ltd.*	64,772	16,991
Seven Group Holdings Ltd.	6,490	30,632
Seven West Media Ltd.	28,913	31,679
Shopping Centres Australasia Property Group (REIT)	37,627	56,787
Sigma Pharmaceuticals Ltd.	76,540	45,901
Sirius Resources NL*	15,306	31,386
Sirtex Medical Ltd.	3,230	74,342
Sonic Healthcare Ltd.	19,276	289,479
Southern Cross Media Group Ltd.	37,539	34,155
Spark Infrastructure Group	49,327	85,379
Stockland Corp., Ltd. (REIT)	168,362	562,424
Suncorp Group Ltd.	67,752	772,045
Super Retail Group Ltd.	5,904	34,201
Sydney Airport	200,327	765,669
Tabcorp Holdings Ltd.	38,001	128,198
Tatts Group Ltd.	73,388	206,461
Telstra Corp., Ltd.	653,965	3,175,789
Ten Network Holdings Ltd.*	99,546	18,166
Toll Holdings Ltd.	38,354	182,551
TPG Telecom Ltd.	28,367	154,833
Transfield Services Ltd.*	30,870	41,001
Transpacific Industries Group Ltd.	53,180	37,242
Transurban Group	145,618	1,017,950
Treasury Wine Estates Ltd.	35,646	138,668
UGL Ltd.*	5,303	9,427
Village Roadshow Ltd.	5,218	25,513
Virgin Australia International Holdings Pty Ltd.(b)*†	96,120	—
Virtus Health Ltd.	4,442	28,331
Wesfarmers Ltd.	58,883	1,993,369
Western Areas Ltd.	9,480	28,602
Westfield Corp. (REIT)	108,835	795,717
Westpac Banking Corp.	162,655	4,372,773
Whitehaven Coal Ltd.*	29,544	33,396
Woodside Petroleum Ltd.	32,924	1,023,544
Woolworths Ltd.	64,984	1,619,098
WorleyParsons Ltd.	10,763	88,777

		58,570,969

Austria (0.3%)
Erste Group Bank AG	126,379	2,897,417

Belgium (1.7%)
Anheuser-Busch InBev N.V.	166,003	18,680,931

Brazil (0.4%)
Banco Bradesco S.A. (Preference) (b) (q)	175,710	2,349,329

Itau Unibanco Holding S.A. (Preference) (ADR) (q)	175,622	$2,284,842

		4,634,171

Canada (0.1%)
Barrick Gold Corp.	87,914	945,075

Colombia (0.1%)
Bancolombia S.A. (ADR)	33,887	1,622,510

Denmark (0.7%)
Novo Nordisk A/S, Class B	196,873	8,330,012

Finland (0.2%)
Nokia Oyj	335,016	2,636,755

France (12.3%)
Accor S.A.	66,370	2,973,785
Air Liquide S.A.	52,942	6,532,438
Airbus Group N.V.	59,529	2,956,639
AXA S.A.‡	199,683	4,611,985
BNP Paribas S.A.	105,415	6,194,636
Carrefour S.A.	64,096	1,947,366
Cie de Saint-Gobain	152,261	6,410,078
Danone S.A.	123,859	8,148,248
Essilor International S.A.	84,908	9,451,674
GDF Suez S.A.	147,799	3,451,890
Hermes International	12	4,279
J.C. Decaux S.A.	64,736	2,222,987
Legrand S.A.	70,239	3,676,932
L’Oreal S.A.	54,749	9,191,649
LVMH Moet Hennessy Louis Vuitton S.A.	49,924	7,894,684
Orange S.A.	200,464	3,409,145
Pernod-Ricard S.A.	57,252	6,347,927
Sanofi S.A.	116,681	10,633,829
Schneider Electric SE	178,405	12,963,236
Societe Generale S.A.	82,894	3,483,313
Total S.A.	234,248	12,077,644
Unibail-Rodamco SE (REIT)	35,778	9,144,410
Vinci S.A.	53,943	2,951,797
Vivendi S.A.*	133,623	3,333,246

		140,013,817

Germany (10.3%)
Allianz SE (Registered)	92,721	15,405,934
BASF SE	90,428	7,644,212
Bayer AG (Registered)	81,417	11,130,469
Bayerische Motoren Werke (BMW) AG	32,898	3,572,848
Daimler AG (Registered)	170,338	14,211,403
Deutsche Bank AG (Registered)	130,803	3,953,619
Deutsche Post AG (Registered)	97,526	3,190,918
Deutsche Telekom AG (Registered)	309,876	4,966,777
E.ON SE	201,667	3,463,020
Fresenius Medical Care AG & Co. KGaA	33,469	2,504,848
Fresenius SE & Co. KGaA	64,269	3,356,138
Linde AG	36,800	6,863,926
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	15,052	3,015,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

RWE AG	48,812	$1,528,201
SAP SE	205,320	14,517,249
Siemens AG (Registered)	81,534	9,246,787
TUI AG*	12,859	206,627
Volkswagen AG (Preference) (q)	34,513	7,709,232

		116,487,752

Hong Kong (0.4%)
Cheung Kong Holdings Ltd.	174,000	2,903,401
Hang Lung Properties Ltd.	365,000	1,017,214

		3,920,615

Ireland (1.2%)
CRH plc	247,960	5,889,532
Experian plc	58,990	995,026
James Hardie Industries plc (CDI)	23,856	254,014
Shire plc	94,882	6,713,207

		13,851,779

Italy (2.0%)
Assicurazioni Generali S.p.A.	141,328	2,888,102
Enel S.p.A.	641,398	2,867,847
Eni S.p.A.	270,447	4,723,413
Intesa Sanpaolo S.p.A.	2,152,127	6,225,761
Pirelli & C. S.p.A.	172,201	2,312,642
UniCredit S.p.A.	548,317	3,494,703

		22,512,468

Japan (16.1%)
77 Bank Ltd.	14,000	73,822
A&A Material Corp.*	2,000	1,903
A&D Co., Ltd.	1,200	5,077
ABC-Mart, Inc.	1,400	67,840
Accordia Golf Co., Ltd.	4,000	36,003
Accretive Co., Ltd.*	1,000	1,857
Achilles Corp.	10,000	12,261
Acom Co., Ltd.*	24,100	73,328
Adastria Holdings Co., Ltd.	1,030	27,038
ADEKA Corp.	5,100	60,441
Aderans Co., Ltd.	1,300	12,266
Advan Co., Ltd.	700	6,858
Advanex, Inc.	2,000	3,140
Advantest Corp.	5,600	69,773
Aeon Co., Ltd.	31,000	312,023
Aeon Delight Co., Ltd.	1,400	32,494
Aeon Fantasy Co., Ltd.	400	5,208
AEON Financial Service Co., Ltd.	4,900	95,791
Aeon Hokkaido Corp.	900	5,336
Aeon Mall Co., Ltd.	5,960	105,395
AGORA Hospitality Group Co., Ltd.*	5,000	1,949
Ai Holdings Corp.	2,100	37,077
Aica Kogyo Co., Ltd.	3,700	76,530
Aichi Bank Ltd.	400	19,805
Aichi Corp.	2,100	9,924
Aichi Steel Corp.	6,000	21,133
Aichi Tokei Denki Co., Ltd.	1,000	2,677
Aida Engineering Ltd.	3,300	29,831
Aiful Corp.*	20,300	68,003
Aigan Co., Ltd.*	900	1,904

Ain Pharmaciez, Inc.	1,000	$28,566
Aiphone Co., Ltd.	800	12,631
Air Water, Inc.	6,000	95,116
Airport Facilities Co., Ltd.	1,200	7,213
Airtech Japan Ltd.	300	1,825
Aisan Industry Co., Ltd.	1,500	12,823
Aisin Seiki Co., Ltd.	7,600	273,165
Ajinomoto Co., Inc.	25,000	463,243
Akebono Brake Industry Co., Ltd.	5,700	19,924
Akita Bank Ltd.	8,000	22,020
Alconix Corp.	400	6,554
Alfresa Holdings Corp.	8,000	96,683
Alpen Co., Ltd.	700	9,830
Alpha Corp.	300	2,924
Alpha Systems, Inc.	360	4,943
Alpine Electronics, Inc.	2,400	39,467
Alps Electric Co., Ltd.	7,200	136,864
Altech Co., Ltd.	500	871
Altech Corp.	500	6,144
Amada Co., Ltd.	13,000	111,460
Amano Corp.	3,400	35,030
Amuse, Inc.	300	8,623
ANA Holdings, Inc.	188,000	462,739
Anest Iwata Corp.	2,000	13,519
Anritsu Corp.	5,000	34,807
AOI Pro, Inc.	500	3,282
AOKI Holdings, Inc.	2,200	22,238
Aomori Bank Ltd.	9,000	26,043
Aoyama Trading Co., Ltd.	3,100	68,015
Aozora Bank Ltd.	26,000	80,692
Arakawa Chemical Industries Ltd.	1,000	9,888
Araya Industrial Co., Ltd.	2,000	2,982
Arcland Sakamoto Co., Ltd.	700	13,447
Arcs Co., Ltd.	1,500	30,581
Argo Graphics, Inc.	400	6,017
Ariake Japan Co., Ltd.	1,100	26,791
Arisawa Manufacturing Co., Ltd.	2,000	14,575
Arrk Corp.*	4,200	4,917
As One Corp.	800	20,878
Asahi Co., Ltd.	500	4,604
Asahi Diamond Industrial Co., Ltd.	4,000	41,719
Asahi Glass Co., Ltd.	48,000	234,389
Asahi Group Holdings Ltd.	19,600	604,978
Asahi Kasei Corp.	56,000	513,205
Asahi Kogyosha Co., Ltd.	1,000	3,469
Asahi Net, Inc.	1,000	4,241
Asahi Organic Chemicals Industry Co., Ltd.	4,000	9,471
Asanuma Corp.*	4,000	5,204
Asatsu-DK, Inc.	2,000	47,558
Ashimori Industry Co., Ltd.*	3,000	4,459
Asics Corp.	7,800	186,403
ASKA Pharmaceutical Co., Ltd.	1,000	10,764
ASKUL Corp.	900	15,964
Astellas Pharma, Inc.	108,200	1,505,885
Asunaro Aoki Construction Co., Ltd.	500	3,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Atsugi Co., Ltd.	11,000	$10,505
Autobacs Seven Co., Ltd.	4,500	64,072
Avex Group Holdings, Inc.	2,300	37,689
Awa Bank Ltd.	10,000	53,440
Axell Corp.	400	5,007
Axial Retailing, Inc.	700	15,237
Azbil Corp.	2,300	53,181
Azuma Shipping Co., Ltd.	600	1,344
Bandai Namco Holdings, Inc.	10,700	227,112
Bando Chemical Industries Ltd.	4,000	14,414
Bank of Iwate Ltd.	800	34,450
Bank of Kyoto Ltd.	13,000	108,735
Bank of Nagoya Ltd.	11,000	40,599
Bank of Okinawa Ltd.	900	36,554
Bank of Saga Ltd.	7,000	15,926
Bank of the Ryukyus Ltd.	2,500	34,963
Bank of Yokohama Ltd.	53,000	287,657
Belc Co., Ltd.	600	18,220
Belluna Co., Ltd.	3,000	12,564
Benesse Holdings, Inc.	2,400	71,294
Best Denki Co., Ltd.	3,500	3,960
Bic Camera, Inc.	3,000	34,530
BML, Inc.	700	18,568
Bookoff Corp.	700	4,873
BP Castrol KK	500	4,832
Bridgestone Corp.	29,000	1,007,775
Brother Industries Ltd.	9,700	175,985
Bunka Shutter Co., Ltd.	3,000	24,311
CAC Holdings Corp.	700	6,795
Calbee, Inc.	4,200	144,987
Calsonic Kansei Corp.	6,000	33,307
Can Do Co., Ltd.	1,000	13,059
Canare Electric Co., Ltd.	100	1,577
Canon Electronics, Inc.	1,100	17,417
Canon Marketing Japan, Inc.	4,000	67,189
Canon, Inc.	55,600	1,765,960
Capcom Co., Ltd.	2,600	39,188
Carlit Holdings Co., Ltd.	1,000	5,206
Casio Computer Co., Ltd.	8,700	133,608
Cawachi Ltd.	800	11,842
Central Glass Co., Ltd.	12,000	43,528
Central Japan Railway Co.	7,600	1,140,166
Central Security Patrols Co., Ltd.	500	4,820
Central Sports Co., Ltd.	400	6,077
Century Tokyo Leasing Corp.	2,800	69,325
CFS Corp.	1,000	5,747
Chiba Bank Ltd.	31,000	203,462
Chiba Kogyo Bank Ltd.	2,300	16,040
Chino Corp.	400	3,989
Chiyoda Co., Ltd.	1,600	31,491
Chiyoda Corp.	9,000	74,024
Chiyoda Integre Co., Ltd.	400	6,969
Chofu Seisakusho Co., Ltd.	1,200	30,688
Chori Co., Ltd.	800	12,426
Chubu Electric Power Co., Inc.*	29,200	343,521
Chubu Shiryo Co., Ltd.	1,200	6,769
Chudenko Corp.	2,000	31,005
Chuetsu Pulp & Paper Co., Ltd.	4,000	5,910
Chugai Pharmaceutical Co., Ltd.	10,600	260,567
Chugai Ro Co., Ltd.	4,000	9,088
Chugoku Bank Ltd.	8,000	109,235

Chugoku Electric Power Co., Inc.	11,600	$151,911
Chugoku Marine Paints Ltd.	3,000	25,344
Chugokukogyo Co., Ltd.	100	675
Chukyo Bank Ltd.	5,000	8,943
Chuo Spring Co., Ltd.	1,000	2,687
Citizen Holdings Co., Ltd.	15,500	119,247
CKD Corp.	3,400	32,150
Clarion Co., Ltd.*	6,000	18,644
Cleanup Corp.	1,200	8,707
CMIC Holdings Co., Ltd.	400	6,254
CMK Corp.	2,400	6,307
Coca-Cola Central Japan Co., Ltd.	2,764	42,383
Coca-Cola West Co., Ltd.	4,200	57,780
Cocokara fine, Inc.	1,100	27,173
COLOPL, Inc.	1,700	38,051
Colowide Co., Ltd.	4,000	55,954
Computer Engineering & Consulting Ltd.	800	7,166
Computer Institute of Japan Ltd.	1,200	4,878
COMSYS Holdings Corp.	3,400	46,330
CONEXIO Corp.	1,000	9,280
Co-Op Chemical Co., Ltd.*	1,000	883
Core Corp.	400	2,770
Corona Corp.	500	4,876
Cosel Co., Ltd.	1,800	18,431
Cosmo Oil Co., Ltd.	15,000	21,255
Cosmos Pharmaceutical Corp.	900	122,943
Create Medic Co., Ltd.	300	2,573
Create SD Holdings Co., Ltd.	500	16,017
Credit Saison Co., Ltd.	7,300	135,822
Cresco Ltd.	300	4,253
CTI Engineering Co., Ltd.	700	8,948
Cybernet Systems Co., Ltd.	1,000	4,035
Cybozu, Inc.	2,000	6,196
Dai Nippon Printing Co., Ltd.	25,000	225,630
Dai Nippon Toryo Co., Ltd.	7,000	9,176
Daibiru Corp.	3,600	33,836
Daicel Corp.	10,000	117,083
Dai-Dan Co., Ltd.	1,000	6,049
Daido Kogyo Co., Ltd.	2,000	4,252
Daido Metal Co., Ltd.	1,000	10,020
Daido Steel Co., Ltd.	20,000	75,714
Daidoh Ltd.	1,600	6,834
Daifuku Co., Ltd.	5,000	55,979
Daihatsu Motor Co., Ltd.	9,000	118,055
Daihen Corp.	6,000	30,243
Daiho Corp.	4,000	18,306
Daiichi Chuo KK*	8,000	3,312
Daiichi Jitsugyo Co., Ltd.	2,000	10,028
Dai-ichi Life Insurance Co., Ltd.	52,600	798,190
Daiichi Sankyo Co., Ltd.	28,600	399,842
Daiken Corp.	5,000	11,082
Daiken Medical Co., Ltd.	400	3,729
Daiki Aluminium Industry Co., Ltd.	2,000	5,406
Daikin Industries Ltd.	12,100	780,417
Daikoku Denki Co., Ltd.	500	7,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Daikyo, Inc.	10,000	$15,486
Dainichi Co., Ltd.	600	3,900
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	21,246
Dainippon Screen Manufacturing Co., Ltd.	11,000	64,961
Daio Paper Corp.	5,000	40,901
Daiohs Corp.	200	1,517
Daisan Bank Ltd.	7,000	11,674
Daiseki Co., Ltd.	1,900	32,958
Daishi Bank Ltd.	16,000	53,168
Daiso Co., Ltd.	5,000	16,035
Daisue Construction Co., Ltd.*	400	2,861
Daisyo Corp.	600	6,883
Daito Bank Ltd.	7,000	8,123
Daito Electron Co., Ltd.	500	2,588
Daito Trust Construction Co., Ltd.	3,600	407,612
Daito Woolen Spinning & Weaving Co., Ltd.*	1,000	630
Daiwa House Industry Co., Ltd.	26,000	492,329
Daiwa Industries Ltd.	1,000	6,261
Daiwa Odakyu Construction Co., Ltd.	500	3,474
Daiwa Securities Group, Inc.	88,000	685,310
Daiwabo Holdings Co., Ltd.	14,100	24,506
Daiyu Eight Co., Ltd.	100	693
Danto Holdings Corp.*	1,000	1,267
DC Co., Ltd.	1,300	5,162
DCM Holdings Co., Ltd.	5,800	37,130
DeNA Co., Ltd.	4,000	47,789
Denki Kagaku Kogyo KK	22,000	80,985
Denki Kogyo Co., Ltd.	3,000	13,155
Denso Corp.	21,900	1,020,663
Dentsu, Inc.	96,300	4,052,639
Denyo Co., Ltd.	1,100	16,419
Descente Ltd.	3,000	29,109
DIC Corp.	40,000	96,250
Dijet Industrial Co., Ltd.	1,000	1,946
Disco Corp.	1,300	103,615
DKS Co., Ltd.	2,000	6,271
Don Quijote Holdings Co., Ltd.	3,400	232,234
Doshisha Co., Ltd.	1,000	14,176
Doutor Nichires Holdings Co., Ltd.	2,100	30,067
Dowa Holdings Co., Ltd.	9,000	71,830
Dr. Ci:Labo Co., Ltd.	1,000	34,166
DTS Corp.	1,100	23,536
Dunlop Sports Co., Ltd.	1,000	11,109
Duskin Co., Ltd.	3,600	52,906
Dydo Drinco, Inc.	500	20,877
Dynic Corp.	2,000	2,972
Eagle Industry Co., Ltd.	1,000	18,396
Earth Chemical Co., Ltd.	900	30,026
East Japan Railway Co.	16,800	1,258,667
Ebara Corp.	17,000	69,067
Ebara Jitsugyo Co., Ltd.	300	3,614
Ebara-Udylite Co., Ltd.	200	9,338
Echo Trading Co., Ltd.	300	1,634
Econach Holdings Co., Ltd.*	3,000	1,344
Eco’s Co., Ltd.	400	2,919

EDION Corp.	4,400	$30,697
Ehime Bank Ltd.	7,000	14,766
Eighteenth Bank Ltd.	7,000	19,497
Eiken Chemical Co., Ltd.	1,000	16,225
Eisai Co., Ltd.	11,100	430,101
Eizo Corp.	1,000	19,396
Electric Power Development Co., Ltd.	5,200	176,009
Elematec Corp.	900	21,432
Emori & Co., Ltd.	200	1,826
Enplas Corp.	600	20,179
Enshu Ltd.*	2,000	1,910
EPS Corp.	2,000	23,690
ESPEC Corp.	1,200	10,788
Excel Co., Ltd.	600	8,025
Exedy Corp.	1,500	36,152
Ezaki Glico Co., Ltd.	2,500	88,085
Faith, Inc.	400	3,714
Falco SD Holdings Co., Ltd.	600	6,258
FamilyMart Co., Ltd.	3,200	119,461
Fancl Corp.	2,500	35,504
FANUC Corp.	58,200	9,605,248
Fast Retailing Co., Ltd.	2,000	728,664
FCC Co., Ltd.	1,800	30,916
Feed One Holdings Co., Ltd.*	7,520	6,778
Felissimo Corp.	300	2,537
FIDEA Holdings Co., Ltd.	7,000	12,712
First Baking Co., Ltd.*	1,000	1,105
Foster Electric Co., Ltd.	1,100	19,336
FP Corp.	1,200	38,453
France Bed Holdings Co., Ltd.	8,000	12,026
F-Tech, Inc.	400	3,934
Fudo Tetra Corp.	9,800	19,951
Fuji Co., Ltd.	1,300	23,538
Fuji Corp., Ltd.	1,200	6,922
Fuji Electric Co., Ltd.	30,000	119,676
Fuji Electronics Co., Ltd.	600	6,916
Fuji Heavy Industries Ltd.	31,100	1,095,188
Fuji Kiko Co., Ltd.	1,000	4,686
Fuji Kosan Co., Ltd.	400	2,006
Fuji Kyuko Co., Ltd.	3,000	28,700
Fuji Media Holdings, Inc.	7,700	94,712
Fuji Oil Co., Ltd. (Osaka Securities Exchange)	3,300	10,005
Fuji Oil Co., Ltd. (Tokyo Stock Exchange)	3,300	42,287
Fuji Seal International, Inc.	1,200	35,085
Fuji Soft, Inc.	1,600	32,640
Fujibo Holdings, Inc.	5,000	14,093
Fujicco Co., Ltd.	1,000	16,690
Fujifilm Holdings Corp.	22,670	684,153
Fujikura Kasei Co., Ltd.	1,600	7,754
Fujikura Ltd.	18,000	73,486
Fujikura Rubber Ltd.	800	5,314
Fujimi, Inc.	1,100	16,052
Fujimori Kogyo Co., Ltd.	900	25,155
Fujita Kanko, Inc.	3,000	9,211
Fujitec Co., Ltd.	3,000	31,944
Fujitsu General Ltd.	2,000	19,285
Fujitsu Ltd.	82,000	436,803
Fujiya Co., Ltd.	7,000	11,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

FuKoKu Co., Ltd.	500	$5,228
Fukuda Corp.	1,000	8,401
Fukui Bank Ltd.	10,000	22,294
Fukui Computer Holdings, Inc.	400	2,590
Fukuoka Financial Group, Inc.	30,000	154,889
Fukushima Bank Ltd.	15,000	11,716
Fukushima Industries Corp.	600	9,568
Fukuyama Transporting Co., Ltd.	8,000	43,187
Fullcast Holdings Co., Ltd.	1,000	3,973
Funai Electric Co., Ltd.	1,100	13,266
Funai Soken Holdings, Inc.	1,300	10,682
Furukawa Co., Ltd.	21,000	35,975
Furukawa Electric Co., Ltd.	31,000	51,231
Furusato Industries Ltd.	700	9,563
Fuso Pharmaceutical Industries Ltd.	4,000	9,863
Futaba Corp.	2,100	30,569
Futaba Industrial Co., Ltd.	3,500	16,376
Future Architect, Inc.	1,000	5,785
Fuyo General Lease Co., Ltd.	1,100	38,108
G-7 Holdings, Inc.	300	2,488
Gakken Holdings Co., Ltd.	5,000	10,601
Gakujo Co., Ltd.	400	3,502
Gecoss Corp.	800	11,883
Genki Sushi Co., Ltd.	300	6,613
Geo Holdings Corp.	2,000	16,063
GLOBERIDE, Inc.	5,000	8,612
Glory Ltd.	3,400	90,866
GMO Internet, Inc.	3,400	28,909
Godo Steel Ltd.	7,000	10,490
Goldcrest Co., Ltd.	1,100	20,386
Goldwin, Inc.	2,000	10,420
Gree, Inc.	5,100	30,738
GS Yuasa Corp.	14,000	59,551
GSI Creos Corp.	3,000	3,363
Gulliver International Co., Ltd.	3,300	22,472
Gun-Ei Chemical Industry Co., Ltd.	3,000	8,481
Gunma Bank Ltd.	22,000	142,706
Gunze Ltd.	8,000	20,625
Gurunavi, Inc.	2,000	27,599
H2O Retailing Corp.	4,760	74,698
Hachijuni Bank Ltd.	10,000	64,369
Hakudo Co., Ltd.	400	3,677
Hakuhodo DY Holdings, Inc.	10,600	101,600
Hakuto Co., Ltd.	700	6,883
Hakuyosha Co., Ltd.	1,000	2,031
Hamakyorex Co., Ltd.	300	9,272
Hamamatsu Photonics KK	3,000	143,354
Hankyu Hanshin Holdings, Inc.	55,000	295,900
Hanwa Co., Ltd.	11,000	38,875
Happinet Corp.	600	7,506
Hard Off Corp. Co., Ltd.	500	3,830
Harima Chemicals, Inc.	1,100	4,243
Haruyama Trading Co., Ltd.	500	2,911
Haseko Corp.	10,500	84,439
Hayashikane Sangyo Co., Ltd.*	4,000	2,608
Hazama Ando Corp.	7,520	48,492
Heiwa Corp.	2,600	51,921
Heiwa Real Estate Co., Ltd.	1,800	27,326
Heiwado Co., Ltd.	2,400	46,147

Helios Techno Holdings Co., Ltd.	1,100	$4,141
Hibiya Engineering Ltd.	1,800	24,612
Hiday Hidaka Corp.	720	22,542
Higashi-Nippon Bank Ltd.	6,000	16,622
Higo Bank Ltd.	9,000	47,838
Hikari Tsushin, Inc.	900	54,782
Hino Motors Ltd.	12,000	156,985
Hioki EE Corp.	500	7,126
Hirakawa Hewtech Corp.	200	1,848
Hirose Electric Co., Ltd.	1,500	174,624
Hiroshima Bank Ltd.	29,000	137,845
HIS Co., Ltd.	2,600	73,314
Hisaka Works Ltd.	1,000	8,093
Hisamitsu Pharmaceutical Co., Inc.	2,600	81,622
Hitachi Capital Corp.	1,200	26,505
Hitachi Chemical Co., Ltd.	4,600	81,486
Hitachi Construction Machinery Co., Ltd.	4,200	89,048
Hitachi High-Technologies Corp.	1,800	51,936
Hitachi Koki Co., Ltd.	3,300	24,945
Hitachi Kokusai Electric, Inc.	2,000	28,124
Hitachi Ltd.	223,640	1,636,432
Hitachi Metals Ltd.	9,400	160,079
Hitachi Transport System Ltd.	2,100	25,801
Hitachi Zosen Corp.	5,100	29,347
Hochiki Corp.	1,000	7,767
Hodogaya Chemical Co., Ltd.	2,000	3,144
Hogy Medical Co., Ltd.	600	27,363
Hokkaido Electric Power Co., Inc.*	7,100	56,797
Hokkaido Gas Co., Ltd.	2,000	4,779
Hokkan Holdings Ltd.	3,000	7,282
Hokko Chemical Industry Co., Ltd.	1,000	3,452
Hokkoku Bank Ltd.	14,000	44,942
Hokuetsu Bank Ltd.	13,000	23,553
Hokuetsu Kishu Paper Co., Ltd.	8,000	34,071
Hokuhoku Financial Group, Inc.	68,000	137,436
Hokuriku Electric Industry Co., Ltd.	4,000	5,759
Hokuriku Electric Power Co.	7,800	99,609
Hokushin Co., Ltd.	800	869
Hokuto Corp.	1,400	23,275
Honda Motor Co., Ltd.	83,100	2,416,523
Honeys Co., Ltd.	1,080	8,436
Hoosiers Holdings Co., Ltd.	2,000	8,848
Horiba Ltd.	2,100	69,781
Hoshizaki Electric Co., Ltd.	1,500	71,992
Hosiden Corp.	3,000	16,614
Hosokawa Micron Corp.	2,000	11,529
House Foods Group, Inc.	3,600	62,315
House of Rose Co., Ltd.	100	1,186
Howa Machinery Ltd.	600	3,763
Hoya Corp.	21,800	729,885
Hulic Co., Ltd.	14,800	147,132
Hurxley Corp.	300	2,400
Hyakugo Bank Ltd.	11,000	45,382
Hyakujushi Bank Ltd.	14,000	45,853

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ibiden Co., Ltd.	4,300	$63,193
IBJ Leasing Co., Ltd.	1,700	33,813
Ichibanya Co., Ltd.	400	16,832
Ichiken Co., Ltd.	1,000	2,696
Ichikoh Industries Ltd.	2,000	4,248
Ichinen Holdings Co., Ltd.	1,300	11,424
Ichiyoshi Securities Co., Ltd.	2,700	29,121
Icom, Inc.	600	14,433
Idec Corp.	1,400	12,001
Idemitsu Kosan Co., Ltd.	3,200	53,024
Ihara Chemical Industry Co., Ltd.	2,000	20,827
IHI Corp.	58,000	294,485
Iida Group Holdings Co., Ltd.	5,976	72,579
Iino Kaiun Kaisha Ltd.	5,900	32,876
Ikegami Tsushinki Co., Ltd.	3,000	3,794
Ikyu Corp.	1,000	11,131
Imasen Electric Industrial Co., Ltd.	800	11,214
Impress Holdings, Inc.	1,000	1,041
Inaba Denki Sangyo Co., Ltd.	1,400	45,363
Inaba Seisakusho Co., Ltd.	600	6,656
Inabata & Co., Ltd.	3,200	28,934
Inageya Co., Ltd.	1,000	10,115
INES Corp.	1,600	12,201
I-Net Corp.	500	3,730
Information Services International-Dentsu Ltd.	700	6,981
INPEX Corp.	52,000	576,958
Intage Holdings, Inc.	600	8,744
Internet Initiative Japan, Inc.	700	14,278
Inui Global Logistics Co., Ltd.	490	3,959
I’rom Holdings Co., Ltd.*	300	6,116
Iseki & Co., Ltd.	13,000	24,661
Isetan Mitsukoshi Holdings Ltd.	16,800	205,956
Ishihara Sangyo Kaisha Ltd.*	21,000	18,260
Ishii Iron Works Co., Ltd.	1,000	1,915
Ishikawa Seisakusho Ltd.*	2,000	1,704
Ishizuka Glass Co., Ltd.	1,000	2,009
Isuzu Motors Ltd.	25,000	305,016
IT Holdings Corp.	4,000	60,327
Itfor, Inc.	1,300	4,997
Ito En Ltd.	3,000	54,050
ITOCHU Corp.	70,800	756,970
Itochu Enex, Co., Ltd.	2,700	18,906
ITOCHU Techno-Solutions Corp.	1,200	42,521
Itochu-Shokuhin Co., Ltd.	300	9,394
Itoham Foods, Inc.	7,000	36,857
Itoki Corp.	2,600	13,319
IwaiCosmo Holdings, Inc.	1,100	12,337
Iwaki & Co., Ltd.	1,000	1,812
Iwasaki Electric Co., Ltd.	4,000	7,998
Iwatani Corp.	13,000	85,169
Iwatsu Electric Co., Ltd.	5,000	3,899
Iyo Bank Ltd.	10,000	108,393
Izumi Co., Ltd.	1,700	59,831
Izutsuya Co., Ltd.*	6,000	3,185
J. Front Retailing Co., Ltd.	9,500	110,630
Jaccs Co., Ltd.	8,000	40,564
Jafco Co., Ltd.	1,600	54,747

Jalux, Inc.	300	$4,182
Janome Sewing Machine Co., Ltd.*	12,000	13,473
Japan Airlines Co., Ltd.	18,000	525,790
Japan Airport Terminal Co., Ltd.	7,900	310,981
Japan Asia Investment Co., Ltd.*	8,000	5,193
Japan Aviation Electronics Industry Ltd.	2,000	43,857
Japan Bridge Corp.	450	1,077
Japan Cash Machine Co., Ltd.	1,100	16,018
Japan Digital Laboratory Co., Ltd.	1,000	13,445
Japan Display, Inc.*	17,300	52,915
Japan Drilling Co., Ltd.	300	10,621
Japan Electronic Materials Corp.	500	2,759
Japan Exchange Group, Inc.	12,700	295,889
Japan Foods Co., Ltd.	100	940
Japan Foundation Engineering Co., Ltd.	1,700	5,555
Japan Medical Dynamic Marketing, Inc.	1,000	4,815
Japan Oil Transportation Co., Ltd.	1,000	1,935
Japan Petroleum Exploration Co., Ltd.	1,700	53,267
Japan Pulp & Paper Co., Ltd.	6,000	16,527
Japan Radio Co., Ltd.*	3,000	9,189
Japan Securities Finance Co., Ltd.	5,546	27,942
Japan Steel Works Ltd.	16,000	56,815
Japan Tobacco, Inc.	247,964	6,808,616
Japan Transcity Corp.	2,000	6,216
Japan Vilene Co., Ltd.	1,000	5,105
Japan Wool Textile Co., Ltd.	4,000	26,268
Jastec Co., Ltd.	700	4,651
JBCC Holdings, Inc.	1,000	6,201
Jeans Mate Corp.*	300	684
Jeol Ltd.	4,000	20,486
JFE Holdings, Inc.	25,544	568,571
JGC Corp.	11,000	226,700
JK Holdings Co., Ltd.	1,100	5,403
JMS Co., Ltd.	1,000	2,391
Joban Kosan Co., Ltd.	3,000	3,755
J-Oil Mills, Inc.	5,000	16,261
Joshin Denki Co., Ltd.	2,000	16,268
Joyo Bank Ltd.	28,000	138,947
JSP Corp.	800	14,262
JSR Corp.	8,100	139,092
JTEKT Corp.	10,500	177,838
Juki Corp.	7,000	24,853
Juroku Bank Ltd.	15,000	53,098
JVC Kenwood Corp.*	5,800	12,603
JX Holdings, Inc.	99,900	389,199
K&O Energy Group, Inc.	500	6,138
K.R.S. Corp.	300	3,462
kabu.com Securities Co., Ltd.	4,900	24,093
Kadokawa Dwango*	1,484	23,375
Kaga Electronics Co., Ltd.	1,200	14,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kagome Co., Ltd.	2,200	$33,488
Kagoshima Bank Ltd.	7,000	43,992
Kajima Corp.	37,000	152,915
Kakaku.com, Inc.	8,000	115,015
Kaken Pharmaceutical Co., Ltd.	5,000	96,319
Kamei Corp.	1,000	6,207
Kamigumi Co., Ltd.	11,000	97,829
Kanaden Corp.	1,000	6,769
Kanagawa Chuo Kotsu Co., Ltd.	1,000	4,810
Kanamoto Co., Ltd.	1,000	27,119
Kandenko Co., Ltd.	6,000	34,490
Kaneka Corp.	13,000	69,902
Kanematsu Corp.	27,000	38,363
Kanematsu Electronics Ltd.	700	9,977
Kanematsu-NNK Corp.*	1,000	1,264
Kansai Electric Power Co., Inc.*	35,600	338,688
Kansai Paint Co., Ltd.	12,000	185,455
Kansai Urban Banking Corp.	1,700	17,656
Kanto Denka Kogyo Co., Ltd.*	2,000	10,129
Kao Corp.	26,000	1,025,689
Kappa Create Holdings Co., Ltd.	1,800	17,071
Kasai Kogyo Co., Ltd.	1,000	8,854
Kasumi Co., Ltd.	2,500	21,019
Katakura Industries Co., Ltd.	1,400	14,703
Kato Sangyo Co., Ltd.	1,700	31,969
Kato Works Co., Ltd.	2,000	16,044
KAWADA Technologies, Inc.	200	6,698
Kawai Musical Instruments Manufacturing Co., Ltd.	400	8,040
Kawasaki Heavy Industries Ltd.	67,000	305,969
Kawasaki Kisen Kaisha Ltd.	39,000	104,609
KDDI Corp.	28,300	1,770,737
Keihan Electric Railway Co., Ltd.	16,000	85,454
Keihanshin Building Co., Ltd.	1,400	7,400
Keihin Co., Ltd.	2,000	2,781
Keihin Corp.	2,500	37,116
Keikyu Corp.	21,000	155,534
Keio Corp.	23,000	165,066
Keisei Electric Railway Co., Ltd.	12,000	146,331
Keiyo Bank Ltd.	5,000	27,963
Keiyo Co., Ltd.	2,200	10,413
Kenedix, Inc.	16,500	75,164
Kewpie Corp.	2,800	52,117
Key Coffee, Inc.	1,200	16,721
Keyence Corp.	2,290	1,014,328
Kikkoman Corp.	9,000	220,804
Kimoto Co., Ltd.	2,200	5,582
Kimura Chemical Plants Co., Ltd.	1,100	4,746
Kimura Unity Co., Ltd.	200	1,650
Kinden Corp.	5,000	50,630
King Jim Co., Ltd.	1,000	6,165
Kinki Nippon Tourist Co., Ltd.*	4,000	5,046
Kinki Sharyo Co., Ltd.	1,000	2,717
Kintetsu Corp.	78,000	257,264
Kintetsu Department Store Co., Ltd.*	11,000	28,402
Kintetsu World Express, Inc.	1,100	42,199

Kinugawa Rubber Industrial Co., Ltd.	3,000	$12,728
Kirin Holdings Co., Ltd.	42,000	520,260
Kirindo Holdings Co., Ltd.*	500	3,087
Kisoji Co., Ltd.	1,400	22,976
Kissei Pharmaceutical Co., Ltd.	2,600	68,217
Kitagawa Iron Works Co., Ltd.	5,000	9,066
Kita-Nippon Bank Ltd.	300	7,332
Kitano Construction Corp.	3,000	9,576
Kitazawa Sangyo Co., Ltd.	1,000	1,485
Kitz Corp.	5,100	20,861
Koa Corp.	1,500	14,141
Koatsu Gas Kogyo Co., Ltd.	1,000	4,803
Kobayashi Pharmaceutical Co., Ltd.	1,300	75,857
Kobayashi Yoko Co., Ltd.	300	662
Kobe Steel Ltd.	161,000	278,504
Koei Tecmo Holdings Co., Ltd.	2,400	35,064
Kohnan Shoji Co., Ltd.	1,100	12,253
Kohsoku Corp.	700	5,434
Koito Manufacturing Co., Ltd.	4,000	121,999
Kojima Co., Ltd.	1,500	3,689
Kokuyo Co., Ltd.	6,400	47,625
KOMAIHALTEC, Inc.	2,000	4,846
Komatsu Ltd.	193,390	4,287,366
Komatsu Seiren Co., Ltd.	2,000	9,354
Komatsu Wall Industry Co., Ltd.	400	9,199
Komeri Co., Ltd.	1,600	34,835
Komori Corp.	3,400	38,683
Konaka Co., Ltd.	1,400	7,250
Konami Corp.	4,600	84,816
Konica Minolta, Inc.	21,000	226,518
Konishi Co., Ltd.	1,000	15,926
Kosaido Co., Ltd.	900	3,395
Kose Corp.	1,200	46,939
Kosei Securities Co., Ltd.	2,000	3,929
Kourakuen Corp.	700	9,370
Krosaki Harima Corp.	2,000	4,081
K’s Holdings Corp.	1,700	44,751
Kubota Corp.	50,000	726,063
Kumagai Gumi Co., Ltd.*	10,000	32,071
Kumiai Chemical Industry Co., Ltd.	2,000	13,341
Kura Corp.	600	16,864
Kurabo Industries Ltd.	12,000	18,631
Kuraray Co., Ltd.	14,900	169,877
Kuraudia Co., Ltd.	100	1,123
Kureha Corp.	8,000	33,452
Kurimoto Ltd.	6,000	11,399
Kurita Water Industries Ltd.	5,000	104,457
Kuroda Electric Co., Ltd.	1,600	22,121
KYB Co., Ltd.	7,000	29,724
Kyocera Corp.	15,200	696,674
Kyodo Printing Co., Ltd.	3,000	9,507
Kyoei Sangyo Co., Ltd.	1,000	1,845
Kyoei Steel Ltd.	1,300	22,401
Kyoei Tanker Co., Ltd.	1,000	1,938
Kyokuto Boeki Kaisha Ltd.	1,000	1,849
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,300	27,478

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kyokuto Securities Co., Ltd.	1,600	$25,412
Kyokuyo Co., Ltd.	5,000	11,446
KYORIN Holdings, Inc.	3,000	55,558
Kyoritsu Maintenance Co., Ltd.	500	24,113
Kyoritsu Printing Co., Ltd.	1,000	2,410
Kyosan Electric Manufacturing Co., Ltd.	2,000	6,220
Kyoto Kimono Yuzen Co., Ltd.	700	5,882
Kyowa Electronics Instruments Co., Ltd.	1,000	3,888
Kyowa Exeo Corp.	4,900	52,349
Kyowa Hakko Kirin Co., Ltd.	10,000	94,132
Kyowa Leather Cloth Co., Ltd.	700	4,408
Kyudenko Corp.	2,000	22,170
Kyushu Electric Power Co., Inc.*	19,200	192,290
Land Business Co., Ltd.	1,000	3,415
LAND Co., Ltd.*	1,300	172
Lawson, Inc.	3,800	229,780
LEC, Inc.	300	3,175
Leopalace21 Corp.*	7,300	46,036
Life Corp.	700	9,791
Lintec Corp.	2,600	57,593
Lion Corp.	12,000	62,745
LIXIL Group Corp.	57,640	1,218,974
Look, Inc.	2,000	3,828
M3, Inc.	6,100	101,438
Mabuchi Motor Co., Ltd.	1,800	70,936
Macnica, Inc.	500	13,939
Maeda Corp.	8,000	65,577
Maeda Road Construction Co., Ltd.	4,000	59,463
Maezawa Industries, Inc.	900	2,451
Maezawa Kasei Industries Co., Ltd.	900	8,977
Maezawa Kyuso Industries Co., Ltd.	400	4,687
Makino Milling Machine Co., Ltd.	6,000	44,570
Makita Corp.	5,300	239,791
Mandom Corp.	1,300	42,699
Marche Corp.	300	2,183
Mars Engineering Corp.	600	10,268
Marubeni Construction Material Lease Co., Ltd.	1,000	2,561
Marubeni Corp.	73,000	437,583
Marubun Corp.	900	6,100
Marudai Food Co., Ltd.	6,000	20,633
Maruei Department Store Co., Ltd.*	2,000	2,369
Maruetsu, Inc.	2,000	8,718
Maruha Nichiro Corp.	2,700	40,536
Marui Group Co., Ltd.	10,400	94,056
Maruichi Steel Tube Ltd.	2,800	59,647
Maruka Machinery Co., Ltd.	400	4,650
Marusan Securities Co., Ltd.	3,900	26,286
Maruwa Co., Ltd.	300	8,697
Maruwn Corp.	600	1,283
Maruyama Manufacturing Co., Inc.	2,000	3,874
Maruzen CHI Holdings Co., Ltd.*	600	1,795

Maruzen Showa Unyu Co., Ltd.	4,000	$12,910
Matsuda Sangyo Co., Ltd.	800	8,671
Matsui Construction Co., Ltd.	1,000	4,872
Matsui Securities Co., Ltd.	6,800	59,098
Matsumotokiyoshi Holdings Co., Ltd.	2,500	71,206
Matsuya Co., Ltd.	2,200	29,156
Matsuya Foods Co., Ltd.	500	10,497
Max Co., Ltd.	2,000	20,481
Mazda Motor Corp.	28,000	672,116
MEC Co., Ltd.	800	6,250
Medical System Network Co., Ltd.	400	1,192
Medipal Holdings Corp.	7,600	88,259
Megachips Corp.	1,100	13,023
Megmilk Snow Brand Co., Ltd.	2,700	32,253
Meidensha Corp.	12,000	37,724
MEIJI Holdings Co., Ltd.	3,100	282,333
Meiji Shipping Co., Ltd.	1,100	3,326
Meiko Network Japan Co., Ltd.	900	9,150
Meito Sangyo Co., Ltd.	600	5,950
Meito Transportation Co., Ltd.	400	2,285
Meiwa Corp.	900	3,476
Meiwa Estate Co., Ltd.	700	2,956
Melco Holdings, Inc.	600	8,916
Michinoku Bank Ltd.	6,000	11,173
Mie Bank Ltd.	5,000	11,357
Milbon Co., Ltd.	720	19,600
Mimasu Semiconductor Industry Co., Ltd.	1,000	9,675
Minato Bank Ltd.	12,000	21,216
Minebea Co., Ltd.	15,000	219,554
Ministop Co., Ltd.	900	11,937
Miraca Holdings, Inc.	2,600	112,046
Mirait Holdings Corp.	3,600	40,928
Misawa Homes Co., Ltd.	1,600	13,650
MISUMI Group, Inc.	2,600	85,403
Mitachi Co., Ltd.	200	1,231
Mito Securities Co., Ltd.	3,000	10,650
Mitsuba Corp.	2,000	35,696
Mitsubishi Chemical Holdings Corp.	55,000	267,834
Mitsubishi Corp.	68,310	1,252,797
Mitsubishi Electric Corp.	91,000	1,083,449
Mitsubishi Estate Co., Ltd.	72,000	1,523,833
Mitsubishi Gas Chemical Co., Inc.	13,000	65,305
Mitsubishi Heavy Industries Ltd.	162,000	895,726
Mitsubishi Kakoki Kaisha Ltd.*	3,000	11,715
Mitsubishi Logistics Corp.	6,000	86,745
Mitsubishi Materials Corp.	58,000	192,805
Mitsubishi Motors Corp.	34,100	312,391
Mitsubishi Nichiyu Forklift Co., Ltd.	1,000	6,268
Mitsubishi Paper Mills Ltd.*	18,000	12,977
Mitsubishi Pencil Co., Ltd.	1,000	29,720
Mitsubishi Research Institute, Inc.	400	9,437
Mitsubishi Shokuhin Co., Ltd.	1,100	24,030
Mitsubishi Steel Manufacturing Co., Ltd.	7,000	14,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Mitsubishi Tanabe Pharma Corp.	6,800	$99,648
Mitsubishi UFJ Financial Group, Inc.	734,000	4,023,159
Mitsubishi UFJ Lease & Finance Co., Ltd.	19,700	93,093
Mitsuboshi Belting Co., Ltd.	3,000	22,067
Mitsui & Co., Ltd.	80,600	1,077,474
Mitsui Chemicals, Inc.	46,090	130,918
Mitsui Engineering & Shipbuilding Co., Ltd.	34,000	59,674
Mitsui Fudosan Co., Ltd.	47,000	1,264,089
Mitsui High-Tec, Inc.	1,400	9,735
Mitsui Home Co., Ltd.	1,000	4,156
Mitsui Matsushima Co., Ltd.	8,000	8,443
Mitsui Mining & Smelting Co., Ltd.	31,000	74,678
Mitsui O.S.K. Lines Ltd.	41,000	121,788
Mitsui Sugar Co., Ltd.	5,000	16,478
Mitsui-Soko Holdings Co., Ltd.	5,000	17,708
Mitsumi Electric Co., Ltd.	4,300	34,111
Mitsumura Printing Co., Ltd.	1,000	2,202
Mitsuuroko Group Holdings Co., Ltd.	1,900	8,731
Miura Co., Ltd.	6,000	59,965
Miyaji Engineering Group, Inc.	4,000	6,665
Miyakoshi Holdings, Inc.*	300	1,273
Miyazaki Bank Ltd.	8,000	24,965
Miyoshi Oil & Fat Co., Ltd.	4,000	4,560
Mizuho Financial Group, Inc.	1,143,080	1,920,716
Mizuno Corp.	6,000	29,356
Mochida Pharmaceutical Co., Ltd.	1,000	54,248
Modec, Inc.	1,000	16,828
Monex Group, Inc.	7,000	16,552
MonotaRO Co., Ltd.	800	16,049
Mori Seiki Co., Ltd.	6,800	84,494
Morinaga & Co., Ltd.	13,000	34,033
Morinaga Milk Industry Co., Ltd.	11,000	38,039
Morita Holdings Corp.	2,000	19,749
Morozoff Ltd.	2,000	6,205
Mory Industries, Inc.	2,000	6,826
MOS Food Services, Inc.	1,600	29,536
Moshi Moshi Hotline, Inc.	1,600	14,594
Mr Max Corp.	1,200	2,829
MS&AD Insurance Group Holdings, Inc.	26,100	619,924
Murata Manufacturing Co., Ltd.	9,830	1,073,765
Musashi Seimitsu Industry Co., Ltd.	1,200	22,742
Musashino Bank Ltd.	1,900	62,715
Mutoh Holdings Co., Ltd.	1,000	3,949
Nabtesco Corp.	5,100	122,437
NAC Co., Ltd.	400	3,789
Nachi-Fujikoshi Corp.	12,000	73,880
Nagaileben Co., Ltd.	1,200	19,523
Nagano Bank Ltd.	4,000	7,131
Nagano Keiki Co., Ltd.	800	4,617
Nagase & Co., Ltd.	6,300	75,399
Nagatanien Co., Ltd.	1,000	9,063

Nagoya Railroad Co., Ltd.	20,000	$74,467
Naigai Co., Ltd.*	3,000	1,541
Nakabayashi Co., Ltd.	2,000	3,456
Nakamuraya Co., Ltd.	3,000	11,693
Nakano Corp.	1,000	3,328
Nakayama Steel Works Ltd.*	6,000	4,025
Nakayamafuku Co., Ltd.	700	5,060
Nakayo, Inc.	1,000	3,169
Namura Shipbuilding Co., Ltd.	1,024	10,975
Nankai Electric Railway Co., Ltd.	16,000	61,581
Nanto Bank Ltd.	11,000	37,549
Natori Co., Ltd.	600	6,546
NEC Capital Solutions Ltd.	300	4,771
NEC Corp.	113,000	329,429
NEC Networks & System Integration Corp.	1,100	22,791
NET One Systems Co., Ltd.	900	5,301
Neturen Co., Ltd.	1,700	11,303
Nexon Co., Ltd.	6,100	56,878
Nexyz Corp.	500	2,529
NGK Insulators Ltd.	13,000	267,739
NGK Spark Plug Co., Ltd.	9,000	271,776
NH Foods Ltd.	8,000	174,985
NHK Spring Co., Ltd.	9,700	84,629
Nice Holdings, Inc.	5,000	7,913
Nichia Steel Works Ltd.	1,000	2,803
Nichias Corp.	6,000	34,187
Nichiban Co., Ltd.	1,000	3,489
Nichicon Corp.	3,900	30,565
Nichiden Corp.	500	9,963
Nichiha Corp.	1,200	11,851
Nichii Gakkan Co.	2,200	17,475
Nichi-iko Pharmaceutical Co., Ltd.	2,100	32,631
Nichimo Co., Ltd.	1,000	1,635
Nichirei Corp.	7,000	31,754
Nichireki Co., Ltd.	1,000	7,425
Nidec Corp.	10,627	689,294
Nifco, Inc.	2,400	77,829
Nihon Chouzai Co., Ltd.	150	5,050
Nihon Dempa Kogyo Co., Ltd.	900	7,236
Nihon Eslead Corp.	500	5,087
Nihon Kohden Corp.	2,200	108,283
Nihon M&A Center, Inc.	1,300	39,441
Nihon Nohyaku Co., Ltd.	2,000	23,067
Nihon Parkerizing Co., Ltd.	3,000	68,507
Nihon Tokushu Toryo Co., Ltd.	1,000	6,488
Nihon Trim Co., Ltd.	200	4,272
Nihon Unisys Ltd.	3,300	29,449
Nihon Yamamura Glass Co., Ltd.	5,000	7,143
Nikkato Corp.	400	1,338
Nikkiso Co., Ltd.	4,000	37,101
Nikko Co., Ltd.	1,000	3,368
Nikon Corp.	16,100	213,776
Nintendo Co., Ltd.	5,600	583,639
Nippo Corp.	3,000	48,671
Nippon Air Conditioning Services Co., Ltd.	600	4,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nippon Beet Sugar Manufacturing Co., Ltd.	7,000	$12,105
Nippon Carbide Industries Co., Inc.	3,000	5,695
Nippon Carbon Co., Ltd.	6,000	11,377
Nippon Ceramic Co., Ltd.	800	11,854
Nippon Chemical Industrial Co., Ltd.*	4,000	10,551
Nippon Chemi-Con Corp.*	7,000	19,973
Nippon Chemiphar Co., Ltd.	1,000	4,530
Nippon Chutetsukan KK	1,000	1,971
Nippon Coke & Engineering Co., Ltd.	10,000	9,362
Nippon Concrete Industries Co., Ltd.	1,000	4,796
Nippon Conveyor Co., Ltd.	3,000	6,421
Nippon Denko Co., Ltd.	5,000	12,040
Nippon Densetsu Kogyo Co., Ltd.	2,000	26,746
Nippon Denwa Shisetsu Co., Ltd.	2,000	5,090
Nippon Electric Glass Co., Ltd.	20,000	90,161
Nippon Express Co., Ltd.	34,000	172,918
Nippon Felt Co., Ltd.	700	3,114
Nippon Filcon Co., Ltd.	900	3,575
Nippon Fine Chemical Co., Ltd.	1,000	7,113
Nippon Flour Mills Co., Ltd.	8,000	35,566
Nippon Gas Co., Ltd.	1,100	24,747
Nippon Hume Corp.	1,000	7,580
Nippon Kanzai Co., Ltd.	400	8,847
Nippon Kasei Chemical Co., Ltd.	2,000	2,356
Nippon Kayaku Co., Ltd.	5,000	61,872
Nippon Kinzoku Co., Ltd.*	3,000	3,591
Nippon Koei Co., Ltd.	4,000	16,114
Nippon Konpo Unyu Soko Co., Ltd.	3,000	44,033
Nippon Koshuha Steel Co., Ltd.*	5,000	4,465
Nippon Light Metal Holdings Co., Ltd.	29,000	41,262
Nippon Paint Holdings Co., Ltd.	7,000	203,178
Nippon Paper Industries Co., Ltd.	4,600	65,891
Nippon Parking Development Co., Ltd.	13,000	13,145
Nippon Pillar Packing Co., Ltd.	1,000	7,617
Nippon Piston Ring Co., Ltd.	4,000	8,198
Nippon Road Co., Ltd.	4,000	19,682
Nippon Seisen Co., Ltd.	1,000	5,817
Nippon Sharyo Ltd.	4,000	11,774
Nippon Sheet Glass Co., Ltd.*	38,000	35,775
Nippon Shinyaku Co., Ltd.	3,000	96,899
Nippon Shokubai Co., Ltd.	8,000	104,997
Nippon Signal Co., Ltd.	2,800	29,468
Nippon Soda Co., Ltd.	7,000	38,337
Nippon Steel & Sumikin Bussan Corp.	7,400	25,511
Nippon Steel & Sumitomo Metal Corp.	406,340	1,008,420

Nippon Suisan Kaisha Ltd.*	16,000	$49,686
Nippon Synthetic Chemical Industry Co., Ltd.	3,000	17,827
Nippon Systemware Co., Ltd.	400	2,985
Nippon Telegraph & Telephone Corp.	37,310	1,919,899
Nippon Television Holdings, Inc.	6,700	98,585
Nippon Thompson Co., Ltd.	4,000	19,547
Nippon Valqua Industries Ltd.	5,000	13,345
Nippon Yakin Kogyo Co., Ltd.*	6,500	13,351
Nippon Yusen KK	66,000	186,678
Nipro Corp.	4,800	41,556
Nishimatsu Construction Co., Ltd.	18,000	73,505
Nishimatsuya Chain Co., Ltd.	2,600	20,985
Nishi-Nippon City Bank Ltd.	37,000	106,849
Nissan Chemical Industries Ltd.	5,300	95,577
Nissan Motor Co., Ltd.	128,520	1,119,440
Nissan Shatai Co., Ltd.	4,000	48,656
Nissan Tokyo Sales Holdings Co., Ltd.	1,000	2,345
Nissei Build Kogyo Co., Ltd.	4,000	9,756
Nissei Plastic Industrial Co., Ltd.	1,000	10,365
Nissen Holdings Co., Ltd.	2,400	6,766
Nissha Printing Co., Ltd.	2,200	36,527
Nisshin Fudosan Co., Ltd.	1,400	5,704
Nisshin Oillio Group Ltd.	6,000	21,014
Nisshin Seifun Group, Inc.	12,705	123,102
Nisshin Steel Holdings Co., Ltd.	5,004	47,601
Nisshinbo Holdings, Inc.	8,000	82,865
Nissin Corp.	4,000	9,286
Nissin Electric Co., Ltd.	2,000	10,644
Nissin Foods Holdings Co., Ltd.	3,200	153,136
Nissin Kogyo Co., Ltd.	2,100	29,237
Nissui Pharmaceutical Co., Ltd.	500	5,241
Nitori Holdings Co., Ltd.	3,700	198,832
Nitta Corp.	1,100	24,944
Nittetsu Mining Co., Ltd.	3,000	10,588
Nitto Boseki Co., Ltd.	10,000	35,957
Nitto Denko Corp.	7,620	426,137
Nitto Fuji Flour Milling Co., Ltd.	1,000	2,685
Nitto Kogyo Corp.	1,800	35,040
Nitto Kohki Co., Ltd.	700	12,638
Nitto Seiko Co., Ltd.	1,000	3,029
Nitto Seimo Co., Ltd.	1,000	1,327
Nittoc Construction Co., Ltd.	750	3,166
NOF Corp.	11,000	69,806
Nohmi Bosai Ltd.	1,000	13,172
NOK Corp.	5,000	126,987
Nomura Co., Ltd.	2,000	15,631
Nomura Holdings, Inc.	183,200	1,042,515
Nomura Real Estate Holdings, Inc.	6,400	109,977
Nomura Research Institute Ltd.	4,300	132,036
Noritake Co., Ltd.	6,000	13,270
Noritsu Koki Co., Ltd.	1,100	6,090
Noritz Corp.	2,300	37,659
North Pacific Bank Ltd.	18,400	71,208
NS Solutions Corp.	1,000	26,838
NS United Kaiun Kaisha Ltd.	4,000	11,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NSD Co., Ltd.	2,300	$33,689
NSK Ltd.	18,000	213,182
NTN Corp.	23,000	101,744
NTT Data Corp.	5,900	220,554
NTT DOCOMO, Inc.	74,100	1,084,687
NTT Urban Development Corp.	6,200	62,195
Obara Group, Inc.	800	35,518
Obayashi Corp.	27,000	173,529
Obayashi Road Corp.	1,000	6,373
OBIC Business Consultants Ltd.	600	16,614
Obic Co., Ltd.	2,000	64,170
Odakyu Electric Railway Co., Ltd.	28,000	248,466
Oenon Holdings, Inc.	3,000	5,373
Ogaki Kyoritsu Bank Ltd.	16,000	48,351
Ohara, Inc.	400	1,894
Ohashi Technica, Inc.	600	7,876
OIE Sangyo Co., Ltd.	300	2,092
Oiles Corp.	1,560	26,466
Oita Bank Ltd.	7,000	24,737
OIZUMI Corp.	400	2,986
Oji Holdings Corp.	45,000	161,488
Okabe Co., Ltd.	2,700	24,515
Okamoto Industries, Inc.	4,000	14,296
Okamura Corp.	4,000	28,166
Okasan Securities Group, Inc.	6,000	45,194
Okaya Electric Industries Co., Ltd.	600	2,013
OKI Electric Cable Co., Ltd.	1,000	2,681
Oki Electric Industry Co., Ltd.	36,000	69,096
Okinawa Electric Power Co., Inc.	700	22,104
OKK Corp.	4,000	5,213
OKUMA Corp.	5,000	39,478
Okumura Corp.	13,000	58,447
Okura Industrial Co., Ltd.	3,000	8,807
Okuwa Co., Ltd.	1,000	7,678
Olympic Group Corp.	800	5,800
Olympus Corp.*	13,100	461,590
Omron Corp.	10,200	457,169
Ono Pharmaceutical Co., Ltd.	4,800	425,338
ONO Sokki Co., Ltd.	500	4,147
Onoken Co., Ltd.	1,000	8,272
Onward Holdings Co., Ltd.	8,000	48,136
Optex Co., Ltd.	800	12,871
Oracle Corp. Japan	1,900	77,410
Organo Corp.	2,000	7,959
Orient Corp.*	16,500	26,959
Oriental Land Co., Ltd.	2,800	642,095
Origin Electric Co., Ltd.	1,000	4,331
ORIX Corp.	57,100	713,801
Osaka Gas Co., Ltd.	86,000	321,434
Osaka Steel Co., Ltd.	800	13,631
OSAKA Titanium Technologies Co., Ltd.	1,100	21,143
Osaki Electric Co., Ltd.	1,000	6,870
OSG Corp.	2,200	35,531
Otsuka Corp.	2,700	85,448
Otsuka Holdings Co., Ltd.	18,300	548,852
Oyo Corp.	1,200	18,207
P.S. Mitsubishi Construction Co., Ltd.	800	3,278

Pacific Industrial Co., Ltd.	2,000	$15,567
Pacific Metals Co., Ltd.*	9,000	27,233
Pack Corp.	900	16,985
Pal Co., Ltd.	700	19,219
Paltac Corp.	1,050	12,143
PanaHome Corp.	4,000	25,443
Panasonic Corp.	104,285	1,225,210
Panasonic Industrial Devices SUNX Co., Ltd.	1,000	6,520
Panasonic Information Systems	200	5,103
Paramount Bed Holdings Co., Ltd.	900	23,739
Parco Co., Ltd.	500	4,080
Paris Miki Holdings, Inc.	1,500	5,917
Park24 Co., Ltd.	4,000	58,905
Pasco Corp.	1,000	2,822
Pasona Group, Inc.	1,000	4,469
Pegasus Sewing Machine Manufacturing Co., Ltd.	1,200	6,229
Penta-Ocean Construction Co., Ltd.	17,000	58,109
PGM Holdings KK	3,000	28,384
PIA Corp.	300	5,038
Pigeon Corp.	1,600	93,362
Pilot Corp.	1,000	57,288
Piolax, Inc.	500	21,366
Pioneer Corp.*	17,600	33,599
Pixela Corp.*	500	402
Plenus Co., Ltd.	1,500	26,593
Pocket Card Co., Ltd.	1,100	5,284
Pola Orbis Holdings, Inc.	1,100	43,952
Poplar Co., Ltd.	300	1,387
Press Kogyo Co., Ltd.	5,000	17,722
Prima Meat Packers Ltd.	7,000	15,830
Pronexus, Inc.	1,300	8,085
Raito Kogyo Co., Ltd.	2,900	25,059
Rakuten, Inc.	40,600	565,258
Rasa Corp.	500	2,229
Rasa Industries Ltd.*	4,000	4,426
Renaissance, Inc.	500	4,849
Renesas Electronics Corp.*	3,200	21,732
Rengo Co., Ltd.	10,000	41,266
Renown, Inc.*	2,500	2,349
Resona Holdings, Inc.	92,600	467,363
Resort Solution Co., Ltd.	1,000	1,949
Resorttrust, Inc.	3,800	83,546
Rheon Automatic Machinery Co., Ltd.	1,000	4,382
Rhythm Watch Co., Ltd.	6,000	7,573
Ricoh Co., Ltd.	26,000	264,123
Ricoh Leasing Co., Ltd.	800	20,641
Right On Co., Ltd.	900	5,541
Riken Corp.	4,000	15,077
Riken Keiki Co., Ltd.	1,000	10,598
Riken Technos Corp.	2,000	7,366
Ringer Hut Co., Ltd.	900	14,559
Rinnai Corp.	1,200	80,805
Riso Kagaku Corp.	1,800	28,948
Riso Kyoiku Co., Ltd.*	1,300	2,585
Rock Field Co., Ltd.	600	9,761
Rohm Co., Ltd.	4,300	260,875
Rohto Pharmaceutical Co., Ltd.	5,000	62,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Roland DG Corp.	500	$16,446
Round One Corp.	3,300	19,281
Royal Holdings Co., Ltd.	1,800	25,055
Ryobi Ltd.	7,000	18,967
Ryoden Trading Co., Ltd.	1,000	6,736
Ryohin Keikaku Co., Ltd.	1,000	123,564
Ryosan Co., Ltd.	1,900	41,426
Ryoyo Electro Corp.	1,600	17,009
S Foods, Inc.	500	9,913
S.T. Corp.	600	5,027
Sagami Chain Co., Ltd.	1,000	8,922
Saibu Gas Co., Ltd.	13,000	28,350
Saizeriya Co., Ltd.	1,600	21,077
Sakai Chemical Industry Co., Ltd.	4,000	12,590
Sakai Heavy Industries Ltd.	2,000	5,088
Sakai Moving Service Co., Ltd.	200	5,794
Sakai Ovex Co., Ltd.	3,000	4,384
Sakata INX Corp.	2,000	22,291
Sakata Seed Corp.	2,000	33,377
Sakurada Co., Ltd.(b)*†	6,000	—
Sala Corp.	1,000	5,013
San Holdings, Inc.	200	3,013
San-A Co., Ltd.	800	26,931
San-Ai Oil Co., Ltd.	2,000	13,383
Sanden Corp.	7,000	37,545
Sangetsu Co., Ltd.	2,100	50,686
San-In Godo Bank Ltd.	7,000	52,694
Sanix, Inc.*	1,800	5,981
Sanken Electric Co., Ltd.	7,000	56,055
Sanki Engineering Co., Ltd.	3,000	20,084
Sanko Metal Industrial Co., Ltd.	1,000	2,091
Sankyo Co., Ltd.	2,200	75,821
Sankyo Seiko Co., Ltd.	2,000	7,827
Sankyo Tateyama, Inc.	1,700	31,230
Sankyu, Inc.	15,000	61,168
Sanoh Industrial Co., Ltd.	1,400	8,816
Sanrio Co., Ltd.	2,000	49,744
Sanritsu Corp.	300	1,333
Sanshin Electronics Co., Ltd.	1,500	10,258
Sansui Electric Co., Ltd.(b)*†	68,000	—
Santen Pharmaceutical Co., Ltd.	3,000	160,548
Sanwa Holdings Corp.	12,000	83,620
Sanyo Chemical Industries Ltd.	3,000	21,690
Sanyo Housing Nagoya Co., Ltd.	1,000	10,568
Sanyo Industries Ltd.	1,000	1,692
Sanyo Shokai Ltd.	6,000	14,550
Sanyo Special Steel Co., Ltd.	6,000	20,058
Sapporo Holdings Ltd.	19,000	80,726
Sata Construction Co., Ltd.	4,000	4,684
Sato Holdings Corp.	1,200	27,340
Sato Shoji Corp.	1,000	6,262
Satori Electric Co., Ltd.	900	5,720
Sawai Pharmaceutical Co., Ltd.	1,800	103,699
SAXA Holdings, Inc.	3,000	6,244
SBI Holdings, Inc.	11,260	122,267
Schott Moritex Corp.*	200	360
Scroll Corp.	1,700	4,023
SCSK Corp.	2,232	55,968
Secom Co., Ltd.	9,900	568,776
Sega Sammy Holdings, Inc.	8,900	114,182
Seibu Electric Industry Co., Ltd.	1,000	4,048

Seibu Holdings, Inc.	7,600	$155,055
Seika Corp.	4,000	9,076
Seikagaku Corp.	2,400	38,782
Seikitokyu Kogyo Co., Ltd.	600	3,057
Seiko Epson Corp.	6,800	285,623
Seiko Holdings Corp.	6,000	33,576
Seino Holdings Co., Ltd.	9,000	90,533
Seiren Co., Ltd.	3,200	24,793
Sekisui Chemical Co., Ltd.	18,000	216,693
Sekisui House Ltd.	29,000	379,836
Sekisui Jushi Corp.	1,000	13,361
Sekisui Plastics Co., Ltd.	2,000	7,639
Senko Co., Ltd.	4,000	20,139
Senshu Ikeda Holdings, Inc.	6,880	31,112
Senshukai Co., Ltd.	2,200	15,285
Seven & i Holdings Co., Ltd.	37,600	1,356,259
Seven Bank Ltd.	26,000	109,428
Sharp Corp.*	67,000	148,480
Shibaura Mechatronics Corp.	2,000	5,918
Shibusawa Warehouse Co., Ltd.	3,000	8,529
Shibuya Kogyo Co., Ltd.	700	13,494
Shiga Bank Ltd.	11,000	58,695
Shikibo Ltd.	7,000	7,175
Shikoku Bank Ltd.	8,000	16,795
Shikoku Chemicals Corp.	1,000	6,838
Shikoku Electric Power Co., Inc.*	7,600	92,131
Shima Seiki Manufacturing Ltd.	1,600	29,108
Shimachu Co., Ltd.	2,300	55,881
Shimadzu Corp.	12,000	122,125
Shimamura Co., Ltd.	800	68,926
Shimano, Inc.	3,500	452,726
Shimizu Bank Ltd.	400	9,763
Shimizu Corp.	33,000	224,703
Shimojima Co., Ltd.	800	6,766
Shin Nippon Air Technologies Co., Ltd.	900	7,403
Shin Nippon Biomedical Laboratories Ltd.*	700	4,595
Shinagawa Refractories Co., Ltd.	3,000	6,716
Shindengen Electric Manufacturing Co., Ltd.	4,000	23,007
Shin-Etsu Chemical Co., Ltd.	16,700	1,086,456
Shin-Etsu Polymer Co., Ltd.	2,500	10,293
Shingakukai Co., Ltd.	600	2,358
Shinkawa Ltd.*	900	4,887
Shin-Keisei Electric Railway Co., Ltd.	1,000	3,198
Shinko Electric Industries Co., Ltd.	3,100	21,097
Shinko Plantech Co., Ltd.	2,600	18,243
Shinko Shoji Co., Ltd.	1,100	10,982
Shinmaywa Industries Ltd.	5,000	47,250
Shinnihon Corp.	1,600	6,310
Shinsei Bank Ltd.	79,000	137,919
Shinsho Corp.	3,000	6,795
Shinwa Co., Ltd.	600	6,512
Shinyei Kaisha*	1,000	1,646
Shionogi & Co., Ltd.	13,700	354,904

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ship Healthcare Holdings, Inc.	1,500	$34,083
Shiroki Corp.	2,000	5,500
Shiseido Co., Ltd.	17,400	243,659
Shizuoka Bank Ltd.	23,000	210,383
Shizuoka Gas Co., Ltd.	3,000	18,776
Sho-Bond Holdings Co., Ltd.	900	35,256
Shobunsha Publications, Inc.	700	5,127
Shochiku Co., Ltd.	4,000	38,881
Shoko Co., Ltd.	4,000	5,650
Showa Corp.	2,600	24,050
Showa Denko KK	41,000	50,645
Showa Sangyo Co., Ltd.	5,000	20,033
Showa Shell Sekiyu KK	9,300	91,657
Shuei Yobiko Co., Ltd.	200	511
Siix Corp.	700	14,692
Sinanen Co., Ltd.	2,000	7,372
Sinfonia Technology Co., Ltd.	7,000	10,268
Sintokogio Ltd.	2,600	17,733
SK Japan Co., Ltd.	200	399
SKY Perfect JSAT Holdings, Inc.	9,000	53,321
SMC Corp.	22,000	5,728,956
SMK Corp.	3,000	12,018
SNT Corp.	1,200	5,088
Soda Nikka Co., Ltd.	1,000	4,090
SoftBank Corp.	47,606	2,833,139
Softbank Technology Corp.	200	2,077
Softbrain Co., Ltd.*	2,000	3,313
Sogo Medical Co., Ltd.	200	10,148
Sohgo Security Services Co., Ltd.	4,700	112,995
Sojitz Corp.	49,100	68,800
Sompo Japan Nipponkoa Holdings, Inc.	19,050	478,727
Sony Corp.	56,700	1,154,345
Sony Financial Holdings, Inc.	7,300	107,646
Soshin Electric Co., Ltd.	600	2,058
Sotetsu Holdings, Inc.	15,000	61,765
SPK Corp.	200	3,448
Square Enix Holdings Co., Ltd.	4,000	83,144
SRA Holdings, Inc.	600	7,213
St. Marc Holdings Co., Ltd.	400	22,917
Stanley Electric Co., Ltd.	6,700	144,821
Star Micronics Co., Ltd.	2,300	29,134
Start Today Co., Ltd.	5,200	108,495
Starzen Co., Ltd.	4,000	13,976
Stella Chemifa Corp.	500	5,491
Studio Alice Co., Ltd.	500	6,820
Sugi Holdings Co., Ltd.	2,600	106,098
Sugimoto & Co., Ltd.	600	6,011
Sumco Corp.	8,000	115,038
Sumida Corp.	700	4,777
Suminoe Textile Co., Ltd.	3,000	7,124
Sumiseki Holdings, Inc.*	3,800	3,768
Sumitomo Bakelite Co., Ltd.	12,000	46,547
Sumitomo Chemical Co., Ltd.	71,000	281,107
Sumitomo Corp.	50,580	519,507
Sumitomo Dainippon Pharma Co., Ltd.	7,000	68,038
Sumitomo Densetsu Co., Ltd.	900	11,159
Sumitomo Electric Industries Ltd.	36,900	460,395

Sumitomo Forestry Co., Ltd.	4,800	$47,034
Sumitomo Heavy Industries Ltd.	29,000	155,848
Sumitomo Metal Mining Co., Ltd.	26,000	387,968
Sumitomo Mitsui Construction Co., Ltd.*	36,000	45,366
Sumitomo Mitsui Financial Group, Inc.	73,250	2,646,706
Sumitomo Mitsui Trust Holdings, Inc.	169,410	646,534
Sumitomo Osaka Cement Co., Ltd.	20,000	57,124
Sumitomo Precision Products Co., Ltd.	2,000	8,294
Sumitomo Real Estate Sales Co., Ltd.	880	19,746
Sumitomo Realty & Development Co., Ltd.	22,000	749,440
Sumitomo Riko Co., Ltd.	2,000	15,065
Sumitomo Rubber Industries Ltd.	6,500	96,778
Sumitomo Seika Chemicals Co., Ltd.	2,000	13,336
Sumitomo Warehouse Co., Ltd.	9,000	48,342
Sun Frontier Fudousan Co., Ltd.	1,000	9,174
Sundrug Co., Ltd.	3,500	141,662
Suntory Beverage & Food Ltd.	7,000	241,695
Sun-Wa Technos Corp.	600	6,103
Suruga Bank Ltd.	10,000	183,223
Suzuden Corp.	300	1,723
Suzuken Co., Ltd.	2,900	80,148
Suzuki Motor Corp.	18,000	541,098
SWCC Showa Holdings Co., Ltd.*	15,000	12,601
Sysmex Corp.	7,400	328,288
Systena Corp.	1,000	7,151
T Hasegawa Co., Ltd.	1,600	22,469
T&D Holdings, Inc.	29,700	357,302
T.RAD Co., Ltd.	4,000	8,366
Tac Co., Ltd.	700	1,349
Tachibana Eletech Co., Ltd.	700	9,939
Tachi-S Co., Ltd.	1,600	21,971
Tadano Ltd.	5,000	61,929
Taihei Dengyo Kaisha Ltd.	1,000	7,654
Taihei Kogyo Co., Ltd.	2,000	9,394
Taiheiyo Cement Corp.	60,000	188,801
Taiheiyo Kouhatsu, Inc.	4,000	3,247
Taiho Kogyo Co., Ltd.	800	8,714
Taikisha Ltd.	2,100	45,757
Taiko Pharmaceutical Co., Ltd.	400	6,672
Taisei Corp.	52,000	295,997
Taisei Lamick Co., Ltd.	300	6,789
Taisho Pharmaceutical Holdings Co., Ltd.	2,000	122,006
Taiyo Holdings Co., Ltd.	900	31,969
Taiyo Yuden Co., Ltd.	4,700	54,943
Takachiho Koheki Co., Ltd.	500	4,315
Takada Kiko Co., Ltd.	1,000	2,191
Takamatsu Construction Group Co., Ltd.	1,000	20,203
Takano Co., Ltd.	400	1,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Takaoka Toko Holdings Co., Ltd.	400	$5,804
Taka-Q Co., Ltd.	500	922
Takara Holdings, Inc.	6,000	38,755
Takara Leben Co., Ltd.	4,400	19,004
Takara Printing Co., Ltd.	700	4,878
Takara Standard Co., Ltd.	5,000	36,218
Takasago International Corp.	4,000	18,011
Takasago Thermal Engineering Co., Ltd.	3,900	50,025
Takashima & Co., Ltd.	2,000	4,158
Takashimaya Co., Ltd.	13,000	104,258
Takata Corp.	1,900	23,016
Take And Give Needs Co., Ltd.	600	4,878
Takeda Pharmaceutical Co., Ltd.	35,600	1,477,246
Takihyo Co., Ltd.	1,000	3,430
Takiron Co., Ltd.	3,000	13,337
Takuma Co., Ltd.	4,000	26,518
Tamron Co., Ltd.	1,200	23,737
Tamura Corp.	3,000	10,778
Tanaka Co., Ltd.	300	1,686
Tanseisha Co., Ltd.	1,300	8,770
TASAKI & Co., Ltd.*	200	3,410
Tatsuta Electric Wire and Cable Co., Ltd.	2,000	8,455
Taya Co., Ltd.	200	1,319
Tayca Corp.	2,000	7,248
TBK Co., Ltd.	1,000	5,622
TDC Software Engineering, Inc.	200	1,667
TDK Corp.	5,900	347,626
Teac Corp.*	6,000	2,884
Teijin Ltd.	27,000	71,904
Teikoku Electric Manufacturing Co., Ltd.	800	8,742
Teikoku Sen-I Co., Ltd.	1,000	22,314
Teikoku Tsushin Kogyo Co., Ltd.	2,000	3,808
Tekken Corp.	8,000	30,518
Temp Holdings Co., Ltd.	1,700	52,833
Ten Allied Co., Ltd.*	800	2,434
Tenma Corp.	1,100	14,536
Terumo Corp.	14,200	323,401
T-Gaia Corp.	2,000	19,766
THK Co., Ltd.	5,300	127,960
Tigers Polymer Corp.	600	3,842
Titan Kogyo KK	1,000	1,876
TKC Corp.	900	14,822
Toa Corp. (Osaka Securities Exchange)	1,000	10,227
Toa Corp. (Tokyo Stock Exchange)	11,000	18,721
Toa Road Corp.	2,000	7,670
Toabo Corp.	4,000	2,517
Toagosei Co., Ltd.	13,000	51,282
Tobishima Corp.*	8,000	18,590
Tobu Railway Co., Ltd.	47,000	200,852
Tobu Store Co., Ltd.	1,000	2,369
TOC Co., Ltd.	4,700	26,399
Tocalo Co., Ltd.	600	10,262
Tochigi Bank Ltd.	6,000	26,591

Toda Corp.	14,000	$55,288
Toda Kogyo Corp.	1,000	3,856
Toei Co., Ltd.	5,000	28,652
Toenec Corp.	1,000	4,703
Toho Bank Ltd.	10,000	33,655
Toho Co., Ltd. (Frankfurt Stock Exchange)	2,000	7,420
Toho Co., Ltd. (Tokyo Stock Exchange)	5,400	122,528
Toho Gas Co., Ltd.	11,000	53,907
Toho Holdings Co., Ltd.	3,700	53,884
Toho Titanium Co., Ltd.*	2,100	13,720
Toho Zinc Co., Ltd.	7,000	23,191
Tohoku Bank Ltd.	6,000	7,821
Tohoku Electric Power Co., Inc.	21,400	248,592
Tohto Suisan Co., Ltd.	2,000	3,293
Tokai Carbon Co., Ltd.	12,000	34,992
TOKAI Holdings Corp.	2,000	9,120
Tokai Rika Co., Ltd.	2,900	60,919
Tokai Senko KK	1,000	997
Tokai Tokyo Financial Holdings, Inc.	9,600	65,685
Token Corp.	520	21,022
Tokio Marine Holdings, Inc.	119,800	3,890,476
Toko, Inc.	5,000	13,439
Tokushu Tokai Paper Co., Ltd.	8,000	18,353
Tokuyama Corp.	11,000	22,274
Tokyo Broadcasting System Holdings, Inc.	3,700	43,460
Tokyo Dome Corp.	9,000	39,589
Tokyo Electric Power Co., Inc.*	79,000	321,916
Tokyo Electron Ltd.	8,300	629,862
Tokyo Energy & Systems, Inc.	1,000	7,211
Tokyo Gas Co., Ltd.	107,000	577,389
Tokyo Individualized Educational Institute, Inc.	900	2,850
Tokyo Keiki, Inc.	4,000	9,223
Tokyo Kikai Seisakusho Ltd.*	3,000	1,837
Tokyo Ohka Kogyo Co., Ltd.	2,300	70,378
Tokyo Rakutenchi Co., Ltd.	2,000	8,475
Tokyo Rope Manufacturing Co., Ltd.*	8,000	15,734
Tokyo Sangyo Co., Ltd.	1,000	3,885
Tokyo Seimitsu Co., Ltd.	2,300	46,313
Tokyo Steel Manufacturing Co., Ltd.	7,100	43,717
Tokyo Tatemono Co., Ltd.	17,000	123,805
Tokyo Tatemono Real Estate Sales Co., Ltd.	300	973
Tokyo Tekko Co., Ltd.	2,000	9,196
Tokyo Theatres Co., Inc.	4,000	4,717
Tokyo TY Financial Group, Inc.*	1,451	39,976
Tokyotokeiba Co., Ltd.	8,000	19,748
Tokyu Construction Co., Ltd.	4,940	23,103
Tokyu Corp.	53,000	328,799
Tokyu Fudosan Holdings Corp.	22,174	152,787
Toli Corp.	3,000	6,050
Tomato Bank Ltd.	4,000	5,877
Tomen Devices Corp.	100	1,511
Tomoe Corp.	1,800	6,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tomoe Engineering Co., Ltd.	400	$5,724
Tomoegawa Co., Ltd.	2,000	3,238
Tomoku Co., Ltd.	4,000	9,408
TOMONY Holdings, Inc.	9,400	40,478
Tomy Co., Ltd.	3,700	19,488
Tonami Holdings Co., Ltd.	2,000	5,367
TonenGeneral Sekiyu KK	12,000	102,581
Top Culture Co., Ltd.	400	1,651
Topcon Corp.	2,800	59,695
Toppan Forms Co., Ltd.	2,600	26,087
Toppan Printing Co., Ltd.	27,000	175,772
Topre Corp.	2,500	35,807
Topy Industries Ltd.	10,000	19,773
Toray Industries, Inc.	75,000	600,674
Torigoe Co., Ltd.	1,200	7,683
Torii Pharmaceutical Co., Ltd.	800	19,514
Torishima Pump Manufacturing Co., Ltd.	1,500	10,698
Tose Co., Ltd.	300	1,828
Toshiba Corp.	181,000	766,426
Toshiba Machine Co., Ltd.	7,000	27,785
Toshiba Plant Systems & Services Corp.	2,000	30,698
Toshiba TEC Corp.	7,000	48,234
Tosho Printing Co., Ltd.	1,000	2,714
Tosoh Corp.	20,000	96,666
Totetsu Kogyo Co., Ltd.	1,000	22,839
TOTO Ltd.	13,000	151,206
Totoku Electric Co., Ltd.*	100	1,232
Tottori Bank Ltd.	3,000	5,850
Toukei Computer Co., Ltd.	200	2,915
Tow Co., Ltd.	300	2,019
Towa Bank Ltd.	13,000	10,956
Towa Corp.	1,200	6,577
Towa Pharmaceutical Co., Ltd.	600	26,528
Toyo Construction Co., Ltd.	3,600	15,409
Toyo Corp.	1,600	13,481
Toyo Electric Manufacturing Co., Ltd.	2,000	6,590
Toyo Engineering Corp.	8,000	29,260
Toyo Ink SC Holdings Co., Ltd.	11,000	54,194
Toyo Kanetsu KK	6,000	12,223
Toyo Kohan Co., Ltd.	3,000	15,939
Toyo Logistics Co., Ltd.	1,000	2,477
Toyo Machinery & Metal Co., Ltd.	1,000	3,718
Toyo Securities Co., Ltd.	4,000	11,431
Toyo Seikan Group Holdings Ltd.	7,600	93,757
Toyo Shutter Co., Ltd.	200	1,317
Toyo Sugar Refining Co., Ltd.	2,000	1,663
Toyo Suisan Kaisha Ltd.	5,000	161,446
Toyo Tanso Co., Ltd.	700	11,437
Toyo Tire & Rubber Co., Ltd.	5,000	98,058
Toyo Wharf & Warehouse Co., Ltd.	3,000	4,992
Toyobo Co., Ltd.	40,000	53,520
Toyoda Gosei Co., Ltd.	2,400	48,462
Toyota Boshoku Corp.	1,800	23,897
Toyota Industries Corp.	8,400	429,217
Toyota Motor Corp.	133,340	8,315,158

Toyota Tsusho Corp.	9,300	$214,947
TPR Co., Ltd.	1,500	37,880
Transcosmos, Inc.	1,600	26,414
Trend Micro, Inc.	4,900	134,063
Trusco Nakayama Corp.	1,500	38,688
TS Tech Co., Ltd.	2,300	53,870
TSI Holdings Co., Ltd.	4,825	28,442
Tsubakimoto Chain Co.	6,000	47,807
Tsubakimoto Kogyo Co., Ltd.	1,000	2,503
Tsudakoma Corp.*	3,000	4,020
Tsugami Corp.	3,000	16,044
Tsukamoto Corp. Co., Ltd.	2,000	2,278
Tsukishima Kikai Co., Ltd.	2,000	20,778
Tsukuba Bank Ltd.	5,400	16,402
Tsumura & Co.	2,700	59,692
Tsuruha Holdings, Inc.	800	46,377
Tsutsumi Jewelry Co., Ltd.	500	10,570
TV Asahi Holdings Corp.	3,000	47,360
Tv Tokyo Holdings Corp.	500	11,324
TYK Corp.	1,000	1,807
UACJ Corp.	12,266	31,344
Ube Industries Ltd.	45,000	67,236
Uchida Yoko Co., Ltd.	2,000	6,301
Ueki Corp.	1,000	2,204
UKC Holdings Corp.	700	9,868
Ulvac, Inc.*	2,200	33,615
Unicafe, Inc.	300	1,827
Unicharm Corp.	17,700	425,944
Uniden Corp.	3,000	5,663
Union Tool Co.	800	17,473
Unipres Corp.	1,600	26,243
United Arrows Ltd.	1,100	30,762
Unitika Ltd.*	29,000	14,939
UNY Group Holdings Co., Ltd.	7,900	40,272
U-Shin Ltd.	1,400	8,206
Ushio, Inc.	6,300	65,901
USS Co., Ltd.	9,100	140,040
Utoc Corp.	900	4,153
Valor Co., Ltd.	2,400	42,383
Vital KSK Holdings, Inc.	2,300	17,261
Wacoal Holdings Corp.	6,000	60,432
Wacom Co., Ltd.	8,000	30,905
Wakachiku Construction Co., Ltd.	7,000	11,974
Wakamoto Pharmaceutical Co., Ltd.	1,000	2,193
Warabeya Nichiyo Co., Ltd.	700	11,802
Watabe Wedding Corp.	300	1,290
WATAMI Co., Ltd.	1,400	13,006
Weathernews, Inc.	300	7,463
West Japan Railway Co.	7,300	345,917
Wood One Co., Ltd.	2,000	4,523
Xebio Co., Ltd.	1,400	23,381
Y.A.C. Co., Ltd.	500	2,669
Yahagi Construction Co., Ltd.	1,700	13,401
Yahoo! Japan Corp.	63,900	230,577
Yaizu Suisankagaku Industry Co., Ltd.	600	5,204
Yakult Honsha Co., Ltd.	6,200	327,195
YAMABIKO Corp.	500	21,587
Yamada Denki Co., Ltd.	36,800	122,827

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Yamada SxL Home Co., Ltd.*	6,000	$5,233
Yamagata Bank Ltd.	7,000	30,445
Yamaguchi Financial Group, Inc.	5,000	51,509
Yamaha Corp.	7,600	112,885
Yamaha Motor Co., Ltd.	12,700	255,415
Yamaichi Electronics Co., Ltd.	1,200	8,235
Yamanashi Chuo Bank Ltd.	7,000	28,336
Yamashita Medical Instruments Co., Ltd.	100	1,380
Yamatane Corp.	6,000	8,606
Yamato Corp.	1,000	3,514
Yamato Holdings Co., Ltd.	16,500	324,892
Yamato International, Inc.	700	2,418
Yamato Kogyo Co., Ltd.	2,800	78,722
Yamaura Corp.	500	1,614
Yamaya Corp.	110	1,442
Yamazaki Baking Co., Ltd.	6,000	74,032
Yamazawa Co., Ltd.	300	4,132
Yamazen Corp.	4,700	33,240
Yaoko Co., Ltd.	500	28,749
Yaskawa Electric Corp.	9,000	115,120
Yasuda Logistics Corp.	1,000	8,831
Yellow Hat Ltd.	1,100	22,473
Yodogawa Steel Works Ltd.	9,000	33,499
Yokogawa Bridge Holdings Corp.	2,000	22,841
Yokogawa Electric Corp.	11,200	123,288
Yokohama Reito Co., Ltd.	2,600	17,361
Yokohama Rubber Co., Ltd.	10,000	91,360
Yokowo Co., Ltd.	1,000	5,615
Yomeishu Seizo Co., Ltd.	1,000	7,651
Yomiuri Land Co., Ltd.	2,000	8,245
Yondenko Corp.	1,000	3,734
Yondoshi Holdings, Inc.	900	14,072
Yonekyu Corp.	1,000	14,963
Yorozu Corp.	700	11,600
Yoshinoya Holdings Co., Ltd.	3,000	34,524
Yuasa Trading Co., Ltd.	1,200	23,456
Yuken Kogyo Co., Ltd.	2,000	4,193
Yurtec Corp.	2,000	11,654
Yusen Logistics Co., Ltd.	900	9,874
Yushin Precision Equipment Co., Ltd.	600	11,365
Yushiro Chemical Industry Co., Ltd.	600	8,470
Zappallas, Inc.	1,000	4,937
Zenkoku Hosho Co., Ltd.	2,400	68,047
Zenrin Co., Ltd.	1,700	19,482
Zensho Holdings Co., Ltd.	4,600	37,883
Zeon Corp.	7,000	62,848
ZERIA Pharmaceutical Co., Ltd.	1,100	18,260
Zuken, Inc.	800	8,083

		182,387,026

Malaysia (0.2%)
Genting Bhd	1,003,000	2,542,703

Mexico (0.0%)
Fresnillo plc	12,042	142,900

Netherlands (2.7%)
ASML Holding N.V.	38,191	$4,091,656
Heineken N.V.	82,273	5,844,614
ING Groep N.V. (CVA)*	395,640	5,122,592
Koninklijke Philips N.V.	100,687	2,923,463
Royal Dutch Shell plc, Class A	225,408	7,471,480
Royal Dutch Shell plc, Class B	150,412	5,167,241

		30,621,046

New Zealand (0.0%)
Fletcher Building Ltd.	8,773	56,426
Spark New Zealand Ltd.	15,442	37,557

		93,983

Singapore (0.5%)
Singapore Telecommunications Ltd. (CDI)	4,529	13,393
United Overseas Bank Ltd.	282,500	5,222,820

		5,236,213

South Africa (0.0%)
Mondi plc	17,376	280,149

Spain (3.9%)
Banco Bilbao Vizcaya Argentaria S.A.	1,493,929	14,060,140
Banco Santander S.A.	1,862,830	15,576,657
Iberdrola S.A.	564,412	3,797,462
Inditex S.A.	107,201	3,071,624
Repsol S.A.	89,882	1,670,741
Telefonica S.A.	410,711	5,874,795

		44,051,419

Sweden (1.6%)
Atlas Copco AB, Class A	243,447	6,776,866
Investor AB, Class B	143,491	5,200,013
Sandvik AB	233,235	2,270,937
Volvo AB, Class B	383,308	4,139,665

		18,387,481

Switzerland (5.8%)
ABB Ltd. (Registered)*	250,103	5,290,102
Cie Financiere Richemont S.A. (Registered)	76,071	6,738,166
Coca-Cola HBC AG (CDI)*	10,092	192,019
Glencore plc*	1,418,270	6,527,933
Holcim Ltd. (Registered)*	75,414	5,355,157
Nestle S.A. (Registered)	90,404	6,626,753
Novartis AG (Registered)	103,648	9,532,246
Roche Holding AG	35,751	9,689,968
Swatch Group AG	9,255	4,109,566
Syngenta AG (Registered)	16,974	5,450,359
UBS Group AG*	342,774	5,892,182
Wolseley plc	15,071	857,967

		66,262,418

United Kingdom (15.0%)
3i Group plc	43,907	305,145
Aberdeen Asset Management plc	54,586	364,587
Admiral Group plc	11,094	227,190
Aggreko plc	13,600	316,858
Anglo American plc	150,582	2,786,058

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Antofagasta plc	19,867	$230,661
ARM Holdings plc	81,748	1,258,777
Ashtead Group plc	24,058	425,326
Associated British Foods plc	21,135	1,026,857
AstraZeneca plc	72,428	5,094,992
Aviva plc	170,872	1,280,372
Babcock International Group plc	30,575	500,236
BAE Systems plc	182,776	1,334,270
Barclays plc	935,642	3,517,547
BG Group plc	578,565	7,701,119
BP plc	1,091,952	6,933,609
British American Tobacco plc	110,008	5,977,156
British Land Co. plc (REIT)	57,094	685,875
BT Group plc	454,186	2,819,387
Bunzl plc	19,773	539,009
Burberry Group plc	25,631	649,454
Capita plc	38,733	649,133
Centrica plc	296,716	1,277,053
Compass Group plc	97,002	1,653,333
Diageo plc	414,855	11,898,510
Direct Line Insurance Group plc	77,387	349,040
Dixons Carphone plc	49,292	355,030
easyJet plc	13,563	350,080
Friends Life Group Ltd.	77,297	437,011
G4S plc	86,257	371,213
GKN plc	93,683	496,911
GlaxoSmithKline plc	282,499	6,044,076
Hammerson plc (REIT)	39,298	367,299
Hargreaves Lansdown plc	13,216	206,060
Henderson Group plc (CDI)	22,047	72,076
HSBC Holdings plc	1,092,648	10,326,044
Imperial Tobacco Group plc	54,827	2,401,045
Indivior plc*	133,386	310,596
InterContinental Hotels Group plc	13,541	542,616
International Consolidated Airlines Group S.A.*	99,157	741,017
Intertek Group plc	9,376	339,869
Intu Properties plc (REIT)	38,716	200,208
ITV plc	225,556	751,409
J Sainsbury plc	83,239	316,453
Johnson Matthey plc	11,789	618,027
Kingfisher plc	135,961	716,461
Land Securities Group plc (REIT)	45,197	808,749
Legal & General Group plc	339,056	1,302,253
Lloyds Banking Group plc*	10,545,966	12,453,384
London Stock Exchange Group plc	10,114	347,480
Marks & Spencer Group plc	92,510	683,024
Meggitt plc	41,652	332,939
National Grid plc	209,358	2,984,569
Next plc	11,462	1,208,964
Old Mutual plc	278,821	819,989
Pearson plc	127,259	2,340,957
Persimmon plc*	15,779	385,985
Prudential plc	148,285	3,412,355
Randgold Resources Ltd.	5,955	402,921
Reckitt Benckiser Group plc	90,638	7,311,889
Reed Elsevier plc	66,717	1,135,082

Rio Tinto Ltd.	22,573	$1,058,837
Rio Tinto plc	72,417	3,336,434
Rolls-Royce Holdings plc*	659,548	8,884,809
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	59,359,320	92,517
Royal Bank of Scotland Group plc*	119,754	726,969
Royal Mail plc	34,245	228,034
RSA Insurance Group plc*	56,982	383,483
SABMiller plc	54,753	2,833,592
Sage Group plc	64,207	463,022
Schroders plc	7,268	301,225
Severn Trent plc	17,177	532,569
Sky plc	57,324	797,848
Smith & Nephew plc	51,046	937,173
Smiths Group plc	22,351	378,293
Sports Direct International plc*	7,581	83,143
SSE plc	54,369	1,364,914
St. James’s Place plc	29,603	372,028
Standard Chartered plc	309,522	4,641,900
Standard Life plc	136,744	842,401
Tesco plc	458,572	1,334,409
Travis Perkins plc	11,004	316,806
Tullow Oil plc	52,841	334,339
Unilever N.V. (CVA)	161,674	6,351,000
Unilever plc	69,252	2,813,067
United Utilities Group plc	43,699	619,255
Vodafone Group plc	1,525,318	5,226,442
Weir Group plc	12,612	360,980
Whitbread plc	10,688	788,742
WM Morrison Supermarkets plc	126,013	358,629
WPP plc	72,157	1,496,982

		169,955,437

United States (0.7%)
Carnival plc	10,672	481,860
Freeport-McMoRan, Inc.	193,257	4,514,483
Las Vegas Sands Corp.	48,725	2,833,846
News Corp. (CDI), Class B*	2,956	44,229
ResMed, Inc. (CDI)	31,374	176,216
Sims Metal Management Ltd.	6,032	58,814

		8,109,448

Total Common Stocks (81.4%) (Cost $886,834,490)		923,174,494

	Number of Rights	Value (Note 1)
RIGHTS:
France (0.1%)
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*†	24,050	418,318

Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	1,493,929	142,811
Repsol S.A., expiring 1/8/15*	89,882	49,704

		192,515

Total Rights (0.1%) (Cost $—)		610,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Value (Note 1)

Total Investments (81.5%) (Cost $886,834,490)	$923,785,327
Other Assets Less Liabilities (18.5%)	210,357,823

Net Assets (100%)	$1,134,143,150

*	Non-income producing.
†	Securities (totaling $510,835 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$5,551,766	$—	$—	$4,611,985	$190,722	$—

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	2,174	March-15	$78,128,006	$82,418,223	$4,290,217
FTSE 100 Index	511	March-15	48,867,392	51,948,099	3,080,707
SPI 200 Index	184	March-15	19,226,708	20,215,532	988,824
TOPIX Index	446	March-15	53,871,699	52,408,165	(1,463,534)

					$6,896,214

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	15,500	$18,767,353	$19,266,881	$(499,528)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 20,315,567, CAD 12,024, CHF 16,795, EUR 64,242,690, GBP 51,472,497, HKD 1,290, JPY 52,742,984 and TWD 73.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$2,833,846	$111,277,445	$—	(b)	$114,111,291
Consumer Staples	—	120,573,912	—		120,573,912
Energy	—	50,450,811	—		50,450,811
Financials	3,907,352	219,806,565	—		223,713,917
Health Care	—	96,150,563	—		96,150,563
Industrials	—	135,253,950	92,517		135,346,467
Information Technology	—	40,296,615	—		40,296,615
Materials	5,459,558	74,038,210	—		79,497,768
Telecommunication Services	—	36,707,555	—		36,707,555
Utilities	—	26,325,595	—		26,325,595
Futures	8,359,748	—	—		8,359,748
Rights
Consumer Discretionary	—	—	418,318		418,318
Energy	—	49,704	—		49,704
Financials	—	142,811	—		142,811

Total Assets	$20,560,504	$911,073,736	$510,835		$932,145,075

Liabilities:
Forward Currency Contracts	$—	$(499,528)	$—		$(499,528)
Futures	(1,463,534)	—	—		(1,463,534)

Total Liabilities	$(1,463,534)	$(499,528)	$—		$(1,963,062)

Total	$19,096,970	$910,574,208	$510,835		$930,182,013

(a)	A security with a market value of $2,349,329 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$8,359,748	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(499,528)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,463,534	)*

Total		$(1,963,062)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,003,360)	$(2,003,360)
Equity contracts	14,176,545	—	14,176,545

Total	$14,176,545	$(2,003,360)	$12,173,185

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(451,106)	$(451,106)
Equity contracts	(4,780,653)	—	(4,780,653)

Total	$(4,780,653)	$(451,106)	$(5,231,759)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $21,069,000 and futures contracts with an average notional balance of approximately $247,519,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$499,528	$—	$—	$499,528

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$73,527,731
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$95,394,907

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$142,676,558
Aggregate gross unrealized depreciation	(110,515,528)

Net unrealized appreciation	$32,161,030

Federal income tax cost of investments	$891,624,297

For the year ended December 31, 2014, the Portfolio incurred approximately $18,128 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,323,080)	$4,611,985
Unaffiliated Issuers (Cost $882,511,410)	919,173,342
Cash	7,910,098
Foreign cash (Cost $213,761,710)	188,803,920
Cash held as collateral at broker	14,120,000
Dividends, interest and other receivables	2,136,298
Receivable from Separate Accounts for Trust shares sold	223,231
Receivable for securities sold	44,877
Other assets	2,453

Total assets	1,137,026,204

LIABILITIES
Due to broker for futures variation margin	963,712
Investment management fees payable	586,366
Unrealized depreciation on forward foreign currency contracts	499,528
Payable for securities purchased	219,035
Distribution fees payable – Class IB	178,135
Payable to Separate Accounts for Trust shares redeemed	168,411
Administrative fees payable	121,487
Distribution fees payable – Class IA	4,913
Trustees’ fees payable	3,342
Accrued expenses	138,125

Total liabilities	2,883,054

NET ASSETS	$1,134,143,150

Net assets were comprised of:
Paid in capital	$1,829,063,786
Accumulated undistributed net investment income (loss)	(3,762,586)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(709,433,988)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	18,275,938

Net assets	$1,134,143,150

Class IA
Net asset value, offering and redemption price per share, $22,830,047 / 1,918,769 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

Class IB
Net asset value, offering and redemption price per share, $824,055,351 / 69,244,050 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

Class K
Net asset value, offering and redemption price per share, $287,257,752 / 24,145,705 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.90

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($190,722 of dividend income received from affiliates) (net of $3,001,632 foreign withholding tax)	$34,196,539
Interest	4,091

Total income	34,200,630

EXPENSES
Investment management fees	7,564,680
Distribution fees – Class IB	2,307,529
Administrative fees	1,672,595
Custodian fees	227,000
Printing and mailing expenses	99,857
Professional fees	75,390
Distribution fees – Class IA	62,307
Trustees’ fees	32,528
Miscellaneous	54,516

Total expenses	12,096,402

NET INVESTMENT INCOME (LOSS)	22,104,228

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	11,654,189
Futures	14,176,545
Foreign currency transactions	(2,688,965)

Net realized gain (loss)	23,141,769

Change in unrealized appreciation (depreciation) on:
Investments ($(939,781) of change in unrealized appreciation (depreciation) from affiliates)	(106,260,178)
Futures	(4,780,653)
Foreign currency translations	(20,913,901)

Net change in unrealized appreciation (depreciation)	(131,954,732)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(108,812,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(86,708,735)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,104,228	$15,942,516
Net realized gain (loss) on investments, futures and foreign currency transactions	23,141,769	18,038,429
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(131,954,732)	190,646,477

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,708,735)	224,627,422

DIVIDENDS :
Dividends from net investment income
Class IA	(398,626)	(275,772)
Class IB	(14,489,805)	(10,404,728)
Class K	(5,808,357)	(4,274,807)

TOTAL DIVIDENDS :	(20,696,788)	(14,955,307)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 211,168 and 189,708 shares, respectively ]	2,726,583	2,292,111
Capital shares issued in reinvestment of dividends [ 33,066 and 22,032 shares, respectively ]	398,626	275,772
Capital shares repurchased [ (314,792) and (384,270) shares, respectively ]	(4,115,206)	(4,535,854)

Total Class IA transactions	(989,997)	(1,967,971)

Class IB
Capital shares sold [ 3,198,852 and 3,502,509 shares, respectively ]	41,241,250	41,894,571
Capital shares issued in reinvestment of dividends [ 1,201,630 and 831,145 shares, respectively ]	14,489,805	10,404,728
Capital shares repurchased [ (9,691,275) and (12,688,391) shares, respectively ]	(125,419,393)	(152,001,005)

Total Class IB transactions	(69,688,338)	(99,701,706)

Class K
Capital shares sold [ 1,716,591 and 2,087,780 shares, respectively ]	21,400,324	26,488,281
Capital shares issued in reinvestment of dividends [ 481,983 and 341,214 shares, respectively ]	5,808,357	4,274,807
Capital shares repurchased [ (3,076,815) and (3,494,523) shares, respectively ]	(39,842,556)	(42,650,827)

Total Class K transactions	(12,633,875)	(11,887,739)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(83,312,210)	(113,557,416)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(190,717,733)	96,114,699
NET ASSETS:
Beginning of year	1,324,860,883	1,228,746,184

End of year (a)	$1,134,143,150	$1,324,860,883

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,762,586)	$(2,827,595)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013		2012	2011		2010
Net asset value, beginning of year	$13.04	$11.05		$9.58	$11.70		$11.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.14	##	0.17	0.29		0.17
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.15)	1.99		1.49	(2.16)		0.53

Total from investment operations	(0.93)	2.13		1.66	(1.87)		0.70

Less distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.19)	(0.25)		(0.11)

Net asset value, end of year	$11.90	$13.04		$11.05	$9.58		$11.70

Total return	(7.13)%	19.33%		17.26%	(15.82)%		6.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,830	$25,950		$23,897	$23,253		$368,614
Ratio of expenses to average net assets:
After waivers and reimbursements	1.02%	1.03%		1.05%	0.76%		1.00%
After waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	0.76%		1.00%
Before waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	0.80%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.69%	1.20	%(aa)	1.70%	2.44%		1.53%
After waivers, reimbursements and fees paid indirectly	1.69%	1.20	%(aa)	1.70%	2.44%		1.53%
Before waivers, reimbursements and fees paid indirectly	1.69%	1.20	%(aa)	1.70%	2.40%		1.53%
Portfolio turnover rate^	7%	12%		8%	93%		112%

	Year Ended December 31,
Class IB	2014	2013		2012	2011		2010
Net asset value, beginning of year	$13.05	$11.06		$9.58	$11.70		$11.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.14	##	0.17	0.19		0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.16)	1.99		1.50	(2.08)		0.52

Total from investment operations	(0.94)	2.13		1.67	(1.89)		0.66

Less distributions:
Dividends from net investment income	(0.21)	(0.14)		(0.19)	(0.23)		(0.08)

Net asset value, end of year	$11.90	$13.05		$11.06	$9.58		$11.70

Total return	(7.20)%	19.31%		17.37%	(16.03)%		6.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$824,055	$972,486		$916,454	$875,012		$1,173,061
Ratio of expenses to average net assets:
After waivers and reimbursements	1.02%	1.03%		1.05%	1.01	%(c)	1.25%
After waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	1.01	%(c)	1.25%
Before waivers, reimbursements and fees paid indirectly	1.02%	1.03%		1.05%	1.05%		1.25%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.69%	1.21	%(bb)	1.69%	1.70%		1.29%
After waivers, reimbursements and fees paid indirectly	1.69%	1.21	%(bb)	1.69%	1.70%		1.29%
Before waivers, reimbursements and fees paid indirectly	1.69%	1.21	%(bb)	1.69%	1.67%		1.29%
Portfolio turnover rate^	7%	12%		8%	93%		112%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014	2013		2012
Net asset value, beginning of period	$13.04	$11.05		$9.58	$10.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.25	0.17	##	0.20	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.15)	1.99		1.49	(0.51)

Total from investment operations	(0.90)	2.16		1.69	(0.49)

Less distributions:
Dividends from net investment income	(0.24)	(0.17)		(0.22)	(0.25)

Net asset value, end of period	$11.90	$13.04		$11.05	$9.58

Total return (b)	(6.89)%	19.63%		17.56%	(4.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$287,258	$326,425		$288,395	$257,480
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.77%	0.78%		0.80%	0.80%
After waivers, reimbursements and fees paid indirectly (a)	0.77%	0.78%		0.80%	0.80%
Before waivers, reimbursements and fees paid indirectly (a)	0.77%	0.78%		0.80%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.94%	1.46	%(cc)	1.93%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.94%	1.46	%(cc)	1.93%	0.57%
Before waivers, reimbursements and fees paid indirectly (a)	1.94%	1.46	%(cc)	1.93%	0.57%
Portfolio turnover rate^	7%	12%		8%	93%
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.14 for Class IA ,Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.97% for income after waivers and reimbursements, 0.97% after waivers, reimbursements, and fees paid indirectly, and 0.97% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 0.98% for income after waiver and reimbursement, 0.98% after waivers, reimbursements, and fees paid indirectly, and 0.98% before waivers, reimbursemments, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be 1.23% for income after waivers and reimbursements, 1.23% after waivers, reimbursements, and fees paid indirectly, and 1.23% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital Guardian Trust Company

➢	Institutional Capital LLC

➢	Thornburg Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	11.56%	13.16%	6.48%
Portfolio – Class IB Shares	11.68	13.07	6.29
Portfolio – Class K Shares***	11.84	N/A	18.82
S&P 500 Index	13.69	15.45	7.67
VMI – LCC	13.71	14.77	9.48
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.68% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index, and the VMI — LCC returned 13.69% and 13.71%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Relative performance benefited from an underweight to the Energy sector, the worst performing sector in the benchmark for the year. An underweight in Exxon Mobil Corp. was the leading individual contributor to performance on a relative basis.

•

Biotechnology firm Gilead Sciences was a large individual contributor to relative returns, due to strong sales of its blockbuster hepatitis C drug, Solvaldi. Additionally, biopharmaceutical firm Receptos gained on the basis of positive Phase 2 trial results for a drug to treat ulcerative colitis.

•	Underweighting IBM and Amazon.com contributed to relative performance, as these companies were large detractors from benchmark performance.

What hurt performance during the year:

•

Stock selection in the Information Technology sector detracted from relative performance. Specifically, underweighting Apple Inc. and “old tech” (e.g., Microsoft, Intel), among the top performers in the benchmark, hurt relative performance.

•	Underweighting the Health Care and Utilities sectors detracted from relative performance for the year.

•	Stock selection in the Consumer Discretionary, Industrials and Energy sectors also hurt Portfolio performance.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	13.1%
Financials	12.5
Health Care	12.1
Consumer Discretionary	10.9
Industrials	8.0
Energy	6.0
Exchange Traded Funds	5.5
Consumer Staples	5.4
Materials	2.5
Utilities	2.2
Telecommunication Services	1.5
Cash and Other	20.3

100.0%

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,055.02	$4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.50
Class IB
Actual	1,000.00	1,056.16	4.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.49
Class K
Actual	1,000.00	1,056.50	3.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.02	3.22

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.88%, 0.88% and 0.63%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.9%)
Auto Components (0.7%)
BorgWarner, Inc.	16,195	$889,915
Delphi Automotive plc	70,430	5,121,670
Goodyear Tire & Rubber Co.	19,543	558,343
Johnson Controls, Inc.	281,323	13,599,154

		20,169,082

Automobiles (0.5%)
Ford Motor Co.	631,268	9,784,654
General Motors Co.	96,178	3,357,574
Harley-Davidson, Inc.	15,273	1,006,643

		14,148,871

Distributors (0.0%)
Genuine Parts Co.	10,880	1,159,482

Diversified Consumer Services (0.0%)
H&R Block, Inc.	19,736	664,709

Hotels, Restaurants & Leisure (1.7%)
Aramark	253,645	7,901,042
Carnival Corp.	32,198	1,459,535
Chipotle Mexican Grill, Inc.*	2,218	1,518,243
Darden Restaurants, Inc.	9,520	558,158
Las Vegas Sands Corp.	60,450	3,515,772
Marriott International, Inc., Class A	15,148	1,181,998
McDonald’s Corp.	69,354	6,498,470
Norwegian Cruise Line Holdings Ltd.*	59,300	2,772,868
Panera Bread Co., Class A*	20,130	3,518,724
Royal Caribbean Cruises Ltd.	11,946	984,709
Starbucks Corp.	162,964	13,371,196
Starwood Hotels & Resorts Worldwide, Inc.	12,729	1,031,940
Wyndham Worldwide Corp.	8,747	750,143
Wynn Resorts Ltd.	5,739	853,734
Yum! Brands, Inc.	31,138	2,268,403

		48,184,935

Household Durables (1.1%)
D.R. Horton, Inc.	111,280	2,814,271
Garmin Ltd.	8,496	448,844
Harman International Industries, Inc.	4,919	524,906
Helen of Troy Ltd.*	55,200	3,591,312
Leggett & Platt, Inc.	9,811	418,047
Lennar Corp., Class A	49,302	2,209,223
Mohawk Industries, Inc.*	4,404	684,205
Newell Rubbermaid, Inc.	171,098	6,517,123
PulteGroup, Inc.	23,620	506,885
TRI Pointe Homes, Inc.*	422,088	6,436,842
Whirlpool Corp.	35,542	6,885,907

		31,037,565

Internet & Catalog Retail (0.9%)
Amazon.com, Inc.*	45,150	14,012,303
Expedia, Inc.	7,030	600,081
Netflix, Inc.*	16,563	5,658,086

Priceline Group, Inc.*	3,731	4,254,124
TripAdvisor, Inc.*	7,881	588,395

		25,112,989

Leisure Products (0.1%)
Hasbro, Inc.	8,002	440,030
Mattel, Inc.	24,031	743,639

		1,183,669

Media (3.3%)
Cablevision Systems Corp. – New York Group, Class A	15,828	326,690
CBS Corp. (Non-Voting), Class B	33,982	1,880,564
Charter Communications, Inc., Class A*	22,868	3,810,266
Comcast Corp., Class A	485,560	28,167,336
DIRECTV*	35,791	3,103,080
Discovery Communications, Inc., Class A*	10,481	361,070
Discovery Communications, Inc., Class C*	19,409	654,471
DreamWorks Animation SKG, Inc., Class A*	45,760	1,021,821
Gannett Co., Inc.	158,200	5,051,326
Interpublic Group of Cos., Inc.	29,998	623,058
Liberty Media Corp.*	122,400	4,287,672
News Corp., Class A*	35,262	553,261
Omnicom Group, Inc.	41,817	3,239,563
Scripps Networks Interactive, Inc., Class A	54,821	4,126,377
Sirius XM Holdings, Inc.*	829,765	2,904,177
Time Warner Cable, Inc.	19,989	3,039,527
Time Warner, Inc.	59,754	5,104,187
Twenty-First Century Fox, Inc., Class A	132,141	5,074,875
Viacom, Inc., Class B	161,157	12,127,064
Walt Disney Co.	111,172	10,471,291

		95,927,676

Multiline Retail (0.6%)
Dollar General Corp.*	21,636	1,529,665
Dollar Tree, Inc.*	14,648	1,030,926
Family Dollar Stores, Inc.	6,895	546,153
Kohl’s Corp.	14,358	876,413
Macy’s, Inc.	24,609	1,618,042
Nordstrom, Inc.	9,992	793,265
Target Corp.	158,509	12,032,418

		18,426,882

Specialty Retail (1.5%)
AutoNation, Inc.*	5,326	321,744
AutoZone, Inc.*	14,553	9,009,908
Bed Bath & Beyond, Inc.*	13,263	1,010,243
Best Buy Co., Inc.	20,613	803,495
CarMax, Inc.*	15,353	1,022,203
GameStop Corp., Class A	7,885	266,513
Gap, Inc.	19,022	801,016
Home Depot, Inc.	131,618	13,815,941
L Brands, Inc.	17,522	1,516,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lowe’s Cos., Inc.	69,333	$4,770,110
O’Reilly Automotive, Inc.*	7,231	1,392,835
PetSmart, Inc.	7,146	580,934
Ross Stores, Inc.	14,984	1,412,392
Staples, Inc.	45,778	829,497
Tiffany & Co.	22,825	2,439,080
TJX Cos., Inc.	49,119	3,368,581
Tractor Supply Co.	9,675	762,584
Urban Outfitters, Inc.*	7,208	253,217

		44,376,822

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	19,702	740,007
Fossil Group, Inc.*	3,175	351,599
lululemon athletica, Inc.*	19,958	1,113,457
Michael Kors Holdings Ltd.*	14,738	1,106,824
NIKE, Inc., Class B	72,436	6,964,721
PVH Corp.	5,910	757,485
Ralph Lauren Corp.	4,311	798,225
Under Armour, Inc., Class A*	11,815	802,238
VF Corp.	24,683	1,848,757

		14,483,313

Total Consumer Discretionary		314,875,995

Consumer Staples (5.4%)
Beverages (1.0%)
Brown-Forman Corp., Class B	11,197	983,544
Coca-Cola Co.	280,916	11,860,274
Coca-Cola Enterprises, Inc.	15,768	697,261
Constellation Brands, Inc., Class A*	11,959	1,174,015
Dr. Pepper Snapple Group, Inc.	13,895	995,994
Molson Coors Brewing Co., Class B	11,395	849,155
Monster Beverage Corp.*	10,304	1,116,438
PepsiCo, Inc.	106,651	10,084,919

		27,761,600

Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	31,196	4,422,033
CVS Health Corp.	81,694	7,867,949
Kroger Co.	34,997	2,247,157
Safeway, Inc.	16,306	572,667
Sysco Corp.	41,932	1,664,281
Walgreens Boots Alliance, Inc.	101,039	7,699,172
Wal-Mart Stores, Inc.	112,547	9,665,536
Whole Foods Market, Inc.	25,601	1,290,803

		35,429,598

Food Products (1.4%)
Archer-Daniels-Midland Co.	45,959	2,389,868
Campbell Soup Co.	12,670	557,480
ConAgra Foods, Inc.	30,413	1,103,384
General Mills, Inc.	43,028	2,294,683
Hershey Co.	10,570	1,098,540
Hormel Foods Corp.	9,531	496,565
J.M. Smucker Co.	7,216	728,672
Kellogg Co.	17,967	1,175,760
Keurig Green Mountain, Inc.	8,634	1,143,098
Kraft Foods Group, Inc.	41,964	2,629,464

McCormick & Co., Inc. (Non-Voting)	9,242	686,681
Mead Johnson Nutrition Co.	99,285	9,982,114
Mondelez International, Inc., Class A	402,532	14,621,975
Tyson Foods, Inc., Class A	20,801	833,912

		39,742,196

Household Products (1.0%)
Clorox Co.	9,223	961,129
Colgate-Palmolive Co.	61,051	4,224,118
Kimberly-Clark Corp.	26,505	3,062,388
Procter & Gamble Co.	238,768	21,749,377

		29,997,012

Personal Products (0.1%)
Avon Products, Inc.	201,886	1,895,710
Estee Lauder Cos., Inc., Class A	15,945	1,215,009

		3,110,719

Tobacco (0.7%)
Altria Group, Inc.	140,845	6,939,433
Lorillard, Inc.	25,679	1,616,236
Philip Morris International, Inc.	110,737	9,019,529
Reynolds American, Inc.	21,998	1,413,812

		18,989,010

Total Consumer Staples		155,030,135

Energy (6.0%)
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	30,893	1,732,170
Cameron International Corp.*	97,526	4,871,424
Diamond Offshore Drilling, Inc.	4,848	177,970
Ensco plc, Class A	55,271	1,655,366
FMC Technologies, Inc.*	16,660	780,354
Frank’s International N.V.	194,228	3,230,012
Halliburton Co.	116,512	4,582,417
Helmerich & Payne, Inc.	7,660	516,437
Nabors Industries Ltd.	20,573	267,038
National Oilwell Varco, Inc.	30,686	2,010,854
Noble Corp. plc	18,002	298,293
Schlumberger Ltd.	123,630	10,559,238
Transocean Ltd.	24,105	441,845
Weatherford International plc*	399,138	4,570,130

		35,693,548

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	53,492	4,413,090
Apache Corp.	26,832	1,681,561
Bankers Petroleum Ltd.*	197,669	554,657
Cabot Oil & Gas Corp.	29,560	875,272
Cenovus Energy, Inc.	118,451	2,442,460
Chesapeake Energy Corp.	36,871	721,565
Chevron Corp.	248,185	27,841,393
Cimarex Energy Co.	6,265	664,090
Cobalt International Energy, Inc.*	67,224	597,621
ConocoPhillips Co.	144,917	10,007,968
CONSOL Energy, Inc.	16,283	550,528
Denbury Resources, Inc.	24,896	202,405
Devon Energy Corp.	27,494	1,682,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Enbridge, Inc.	54,400	$2,796,704
EOG Resources, Inc.	61,753	5,685,599
EQT Corp.	10,750	813,775
Exxon Mobil Corp.	301,754	27,897,157
Hess Corp.	18,113	1,337,102
INPEX Corp.	96,964	1,075,849
Kinder Morgan, Inc.	149,482	6,324,583
Marathon Oil Corp.	47,904	1,355,204
Marathon Petroleum Corp.	19,960	1,801,590
Murphy Oil Corp.	12,000	606,240
Newfield Exploration Co.*	9,650	261,708
Noble Energy, Inc.	64,450	3,056,864
Occidental Petroleum Corp.	183,516	14,793,225
ONEOK, Inc.	14,951	744,410
Phillips 66	39,447	2,828,350
Pioneer Natural Resources Co.	10,612	1,579,596
QEP Resources, Inc.	11,737	237,322
Range Resources Corp.	11,947	638,567
Southwestern Energy Co.*	25,012	682,577
Spectra Energy Corp.	47,823	1,735,975
Tesoro Corp.	9,000	669,150
Total S.A.	72,527	3,739,435
Valero Energy Corp.	37,149	1,838,876
Williams Cos., Inc.	47,941	2,154,469

		136,889,845

Total Energy		172,583,393

Financials (12.5%)
Banks (5.0%)
Bank of America Corp.	1,424,856	25,490,674
BB&T Corp.	51,447	2,000,774
Citigroup, Inc.	531,174	28,741,825
Citizens Financial Group, Inc.	187,085	4,650,933
Comerica, Inc.	12,865	602,596
Fifth Third Bancorp	58,608	1,194,138
First Republic Bank/California	61,622	3,211,739
Huntington Bancshares, Inc./Ohio	57,612	606,078
JPMorgan Chase & Co.	536,296	33,561,404
KeyCorp.	61,842	859,604
M&T Bank Corp.	9,395	1,180,200
PacWest Bancorp	46,300	2,104,798
PNC Financial Services Group, Inc.	83,001	7,572,181
Regions Financial Corp.	97,687	1,031,575
SunTrust Banks, Inc./Georgia	37,165	1,557,213
U.S. Bancorp/Minnesota	127,500	5,731,125
Umpqua Holdings Corp.	82,800	1,408,428
Wells Fargo & Co.	418,002	22,914,870
Zions Bancorp	14,425	411,257

		144,831,412

Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	3,977	844,078
Ameriprise Financial, Inc.	76,252	10,084,327
Bank of New York Mellon Corp.	80,212	3,254,201
BlackRock, Inc.	13,197	4,718,719
Charles Schwab Corp.	81,888	2,472,199
E*TRADE Financial Corp.*	20,412	495,093

Franklin Resources, Inc.	27,921	1,545,986
Goldman Sachs Group, Inc.	106,406	20,624,675
Invesco Ltd.	30,652	1,211,367
Legg Mason, Inc.	7,073	377,486
Morgan Stanley	108,886	4,224,777
Northern Trust Corp.	140,545	9,472,733
Oaktree Capital Group LLC	99,833	5,174,344
State Street Corp.	29,754	2,335,689
T. Rowe Price Group, Inc.	18,488	1,587,380

		68,423,054

Consumer Finance (0.5%)
American Express Co.	63,412	5,899,853
Capital One Financial Corp.	39,622	3,270,796
Discover Financial Services	32,319	2,116,571
Navient Corp.	29,244	631,963
Synchrony Financial*	65,600	1,951,600

		13,870,783

Diversified Financial Services (1.1%)
Berkshire Hathaway, Inc., Class B*	129,947	19,511,542
CME Group, Inc./Illinois	50,126	4,443,670
Intercontinental Exchange, Inc.	20,541	4,504,436
Leucadia National Corp.	22,444	503,194
McGraw Hill Financial, Inc.	19,349	1,721,674
Moody’s Corp.	13,064	1,251,662
NASDAQ OMX Group, Inc.	8,331	399,555

		32,335,733

Insurance (1.8%)
ACE Ltd.	62,065	7,130,027
Aflac, Inc.	32,179	1,965,815
Allstate Corp.	29,892	2,099,913
American International Group, Inc.	99,762	5,587,670
Aon plc	77,765	7,374,455
Assurant, Inc.	5,069	346,872
Chubb Corp.	16,807	1,739,020
Cincinnati Financial Corp.	10,419	540,017
Genworth Financial, Inc., Class A*	35,142	298,707
Hartford Financial Services Group, Inc.	30,754	1,282,134
Lincoln National Corp.	18,500	1,066,895
Loews Corp.	21,336	896,539
Marsh & McLennan Cos., Inc.	107,729	6,166,408
MetLife, Inc.	80,957	4,378,964
Principal Financial Group, Inc.	19,383	1,006,753
Progressive Corp.	78,067	2,107,028
Prudential Financial, Inc.	32,607	2,949,629
Torchmark Corp.	9,131	494,626
Travelers Cos., Inc.	23,618	2,499,965
Unum Group	17,950	626,096
XL Group plc	18,396	632,271

		51,189,804

Real Estate Investment Trusts (REITs) (1.5%)
American Tower Corp. (REIT)	101,847	10,067,576
Apartment Investment & Management Co. (REIT), Class A	10,337	384,020

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

AvalonBay Communities, Inc. (REIT)	9,407	$1,537,010
Boston Properties, Inc. (REIT)	10,920	1,405,295
Crown Castle International Corp. (REIT)	81,793	6,437,109
Equity Residential (REIT)	25,824	1,855,196
Essex Property Trust, Inc. (REIT)	4,559	941,889
General Growth Properties, Inc. (REIT)	44,545	1,253,051
HCP, Inc. (REIT)	32,730	1,441,102
Health Care REIT, Inc. (REIT)	23,352	1,767,046
Host Hotels & Resorts, Inc. (REIT)	54,053	1,284,840
Iron Mountain, Inc. (REIT)	58,593	2,265,205
Kimco Realty Corp. (REIT)	29,077	730,996
Macerich Co. (REIT)	10,088	841,440
Plum Creek Timber Co., Inc. (REIT)	12,539	536,544
Prologis, Inc. (REIT)	35,645	1,533,804
Public Storage (REIT)	10,340	1,911,349
Simon Property Group, Inc. (REIT)	22,147	4,033,190
Ventas, Inc. (REIT)	20,853	1,495,160
Vornado Realty Trust (REIT)	12,443	1,464,666
Weyerhaeuser Co. (REIT)	37,333	1,339,881

		44,526,369

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	20,061	687,089

Thrifts & Mortgage Finance (0.2%)
Essent Group Ltd.*	219,264	5,637,277
Hudson City Bancorp, Inc.	34,663	350,790
People’s United Financial, Inc.	21,945	333,125

		6,321,192

Total Financials		362,185,436

Health Care (12.1%)
Biotechnology (2.7%)
Agios Pharmaceuticals, Inc.*	49,800	5,579,592
Alexion Pharmaceuticals, Inc.*	14,131	2,614,659
Amgen, Inc.	54,206	8,634,474
Biogen Idec, Inc.*	16,829	5,712,604
Celgene Corp.*	56,917	6,366,736
Gilead Sciences, Inc.*	253,924	23,934,876
Incyte Corp.*	130,400	9,533,544
Kite Pharma, Inc.*	55,200	3,183,384
Puma Biotechnology, Inc.*	15,700	2,971,539
Receptos, Inc.*	44,800	5,488,448
Regeneron Pharmaceuticals, Inc.*	5,289	2,169,812
Vertex Pharmaceuticals, Inc.*	17,141	2,036,351

		78,226,019

Health Care Equipment & Supplies (1.5%)
Abbott Laboratories	107,305	4,830,871
Baxter International, Inc.	38,624	2,830,753
Becton, Dickinson and Co.	13,682	1,903,987
Boston Scientific Corp.*	94,536	1,252,602
C.R. Bard, Inc.	5,351	891,584
CareFusion Corp.*	14,546	863,160

Covidien plc	32,267	3,300,269
DENTSPLY International, Inc.	10,038	534,724
Edwards Lifesciences Corp.*	7,650	974,457
Intuitive Surgical, Inc.*	2,584	1,366,781
Medtronic, Inc.	223,300	16,122,260
St. Jude Medical, Inc.	65,676	4,270,910
Stryker Corp.	21,331	2,012,153
Varian Medical Systems, Inc.*	7,128	616,643
Zimmer Holdings, Inc.	12,081	1,370,227

		43,141,381

Health Care Providers & Services (2.2%)
Aetna, Inc.	25,018	2,222,349
AmerisourceBergen Corp.	57,308	5,166,889
Anthem, Inc.	19,239	2,417,765
Cardinal Health, Inc.	23,588	1,904,259
Cigna Corp.	18,599	1,914,023
DaVita HealthCare Partners, Inc.*	12,314	932,662
Express Scripts Holding Co.*	307,439	26,030,860
Humana, Inc.	10,895	1,564,849
Laboratory Corp. of America Holdings*	6,005	647,940
McKesson Corp.	16,525	3,430,260
Patterson Cos., Inc.	6,171	296,825
Quest Diagnostics, Inc.	10,231	686,091
Tenet Healthcare Corp.*	6,909	350,079
UnitedHealth Group, Inc.	150,348	15,198,679
Universal Health Services, Inc., Class B	6,481	721,076

		63,484,606

Health Care Technology (0.5%)
Cerner Corp.*	98,562	6,373,019
IMS Health Holdings, Inc.*	324,915	8,330,821

		14,703,840

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	23,871	977,279
PerkinElmer, Inc.	8,013	350,408
Thermo Fisher Scientific, Inc.	132,557	16,608,066
Waters Corp.*	5,905	665,612

		18,601,365

Pharmaceuticals (4.6%)
AbbVie, Inc.	113,537	7,429,861
Actavis plc*	18,889	4,862,217
Allergan, Inc.	21,229	4,513,073
Bristol-Myers Squibb Co.	216,956	12,806,913
Eli Lilly & Co.	69,824	4,817,158
GlaxoSmithKline plc (ADR)	112,660	4,815,088
Hospira, Inc.*	12,024	736,470
Johnson & Johnson	199,466	20,858,160
Mallinckrodt plc*	8,288	820,761
Merck & Co., Inc.	203,157	11,537,286
Mylan, Inc.*	26,673	1,503,557
Perrigo Co. plc	54,066	9,037,673
Pfizer, Inc.	896,934	27,939,494
Valeant Pharmaceuticals International, Inc.*	52,750	7,549,053
Zoetis, Inc.	317,710	13,671,061

		132,897,825

Total Health Care		351,055,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrials (8.0%)
Aerospace & Defense (2.0%)
B/E Aerospace, Inc.*	33,236	$1,928,353
Boeing Co.	181,485	23,589,420
General Dynamics Corp.	22,436	3,087,642
Hexcel Corp.*	93,325	3,872,054
Honeywell International, Inc.	55,785	5,574,037
KLX, Inc.*	16,618	685,493
L-3 Communications Holdings, Inc.	6,107	770,764
Lockheed Martin Corp.	19,134	3,684,634
Northrop Grumman Corp.	14,397	2,121,974
Precision Castparts Corp.	10,170	2,449,750
Raytheon Co.	22,025	2,382,444
Rockwell Collins, Inc.	9,476	800,533
Textron, Inc.	19,770	832,515
United Technologies Corp.	60,419	6,948,185

		58,727,798

Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc.	10,362	776,010
Expeditors International of Washington, Inc.	13,738	612,852
FedEx Corp.	18,758	3,257,514
United Parcel Service, Inc., Class B	49,673	5,522,148

		10,168,524

Airlines (0.3%)
American Airlines Group, Inc.	93,975	5,039,879
Delta Air Lines, Inc.	59,754	2,939,299
Southwest Airlines Co.	48,309	2,044,437

		10,023,615

Building Products (0.1%)
Allegion plc	6,840	379,346
Continental Building Products, Inc.*	131,987	2,340,130
Masco Corp.	25,245	636,174

		3,355,650

Commercial Services & Supplies (0.7%)
ADT Corp.	12,334	446,861
Cintas Corp.	6,985	547,903
Covanta Holding Corp.	365,476	8,044,127
Pitney Bowes, Inc.	14,342	349,515
Rentokil Initial plc	2,015,803	3,798,338
Republic Services, Inc.	17,896	720,314
Stericycle, Inc.*	6,077	796,573
Tyco International plc	29,826	1,308,168
Waste Connections, Inc.	49,163	2,162,680
Waste Management, Inc.	30,352	1,557,665

		19,732,144

Construction & Engineering (0.2%)
Fluor Corp.	11,128	674,691
Jacobs Engineering Group, Inc.*	9,303	415,751
MasTec, Inc.*	127,487	2,882,481
Quanta Services, Inc.*	15,425	437,916

		4,410,839

Electrical Equipment (0.5%)
AMETEK, Inc.	17,582	925,341
Eaton Corp. plc	107,649	7,315,826
Emerson Electric Co.	49,472	3,053,906
Polypore International, Inc.*	71,719	3,374,379
Rockwell Automation, Inc.	9,678	1,076,194

		15,745,646

Industrial Conglomerates (1.8%)
3M Co.	45,667	7,504,001
Danaher Corp.	93,597	8,022,199
General Electric Co.	1,339,108	33,839,259
Roper Industries, Inc.	7,139	1,116,183

		50,481,642

Machinery (1.0%)
Allison Transmission Holdings, Inc.	140,496	4,762,814
Caterpillar, Inc.	43,144	3,948,970
Cummins, Inc.	12,117	1,746,908
Deere & Co.	25,543	2,259,789
Dover Corp.	11,794	845,866
Flowserve Corp.	9,726	581,907
IDEX Corp.	31,337	2,439,272
Illinois Tool Works, Inc.	25,632	2,427,351
Ingersoll-Rand plc	18,989	1,203,713
Joy Global, Inc.	6,900	320,988
PACCAR, Inc.	25,279	1,719,225
Pall Corp.	7,568	765,957
Parker-Hannifin Corp.	10,635	1,371,383
Pentair plc	34,815	2,312,412
Snap-on, Inc.	4,123	563,779
Stanley Black & Decker, Inc.	11,165	1,072,733
Xylem, Inc.	13,011	495,329

		28,838,396

Professional Services (0.4%)
Dun & Bradstreet Corp.	2,530	306,029
Equifax, Inc.	8,641	698,798
Nielsen N.V.	193,026	8,634,053
Robert Half International, Inc.	9,733	568,212
Towers Watson & Co., Class A	24,000	2,716,080

		12,923,172

Road & Rail (0.5%)
CSX Corp.	70,851	2,566,932
Kansas City Southern	7,904	964,525
Norfolk Southern Corp.	22,053	2,417,229
Ryder System, Inc.	3,763	349,394
Union Pacific Corp.	63,360	7,548,077

		13,846,157

Trading Companies & Distributors (0.1%)
Fastenal Co.	19,340	919,810
Fly Leasing Ltd. (ADR)	97,853	1,286,767
United Rentals, Inc.*	7,114	725,699
W.W. Grainger, Inc.	4,314	1,099,596

		4,031,872

Total Industrials		232,285,455

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (13.1%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	364,397	$10,135,703
F5 Networks, Inc.*	5,250	684,941
Harris Corp.	7,397	531,252
Juniper Networks, Inc.	27,446	612,595
Motorola Solutions, Inc.	15,099	1,012,841
QUALCOMM, Inc.	208,980	15,533,483

		28,510,815

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	22,057	1,186,887
CDW Corp.	184,218	6,478,947
Corning, Inc.	91,508	2,098,278
FLIR Systems, Inc.	10,021	323,779
Jabil Circuit, Inc.	328,683	7,175,150
TE Connectivity Ltd.	28,960	1,831,720

		19,094,761

Internet Software & Services (2.3%)
Akamai Technologies, Inc.*	12,607	793,737
eBay, Inc.*	80,565	4,521,308
Facebook, Inc., Class A*	148,998	11,624,824
Google, Inc., Class A*	24,349	12,921,040
Google, Inc., Class C*	35,494	18,684,042
Marin Software, Inc.*	269,373	2,278,895
Twitter, Inc.*	6,300	225,981
VeriSign, Inc.*	154,050	8,780,850
Yahoo!, Inc.*	137,180	6,928,962

		66,759,639

IT Services (1.7%)
Accenture plc, Class A	55,690	4,973,674
Alliance Data Systems Corp.*	4,567	1,306,390
Automatic Data Processing, Inc.	34,353	2,864,010
Cognizant Technology Solutions Corp., Class A*	43,394	2,285,128
Computer Sciences Corp.	10,016	631,509
Fidelity National Information Services, Inc.	20,212	1,257,186
Fiserv, Inc.*	17,389	1,234,097
International Business Machines Corp.	65,588	10,522,939
Jack Henry & Associates, Inc.	32,059	1,992,146
MasterCard, Inc., Class A	69,772	6,011,555
Paychex, Inc.	23,201	1,071,190
Teradata Corp.*	10,941	477,903
Total System Services, Inc.	11,754	399,166
Visa, Inc., Class A	49,954	13,097,939
Western Union Co.	37,538	672,306
Xerox Corp.	76,651	1,062,383

		49,859,521

Semiconductors & Semiconductor Equipment (2.1%)
Altera Corp.	21,626	798,864
Analog Devices, Inc.	22,255	1,235,598
Applied Materials, Inc.	86,828	2,163,754

ARM Holdings plc (ADR)	32,100	1,486,230
ASML Holding N.V.	65,591	7,072,677
Avago Technologies Ltd.	63,123	6,349,543
Broadcom Corp., Class A	175,338	7,597,395
First Solar, Inc.*	5,348	238,494
Intel Corp.	344,547	12,503,611
KLA-Tencor Corp.	11,745	825,908
Lam Research Corp.	11,331	899,001
Linear Technology Corp.	16,978	774,197
Microchip Technology, Inc.	14,417	650,351
Micron Technology, Inc.*	123,268	4,315,613
NVIDIA Corp.	36,998	741,810
ON Semiconductor Corp.*	220,254	2,231,173
Texas Instruments, Inc.	194,464	10,397,018
Xilinx, Inc.	18,810	814,285

		61,095,522

Software (2.6%)
Activision Blizzard, Inc.	335,669	6,763,730
Adobe Systems, Inc.*	33,765	2,454,716
Autodesk, Inc.*	16,140	969,369
CA, Inc.	22,935	698,371
Citrix Systems, Inc.*	11,475	732,105
Electronic Arts, Inc.*	22,057	1,037,010
Intuit, Inc.	20,348	1,875,882
Microsoft Corp.	587,385	27,284,033
Mobileye N.V.*	24,000	973,440
Oracle Corp.	580,244	26,093,573
Red Hat, Inc.*	13,410	927,167
Salesforce.com, Inc.*	41,820	2,480,344
Symantec Corp.	49,000	1,257,095
Tableau Software, Inc., Class A*	16,800	1,423,968
Workday, Inc., Class A*	10,202	832,585

		75,803,388

Technology Hardware, Storage & Peripherals (2.7%)
Apple, Inc.	480,165	53,000,613
EMC Corp.	145,012	4,312,657
Hewlett-Packard Co.	132,994	5,337,049
NetApp, Inc.	211,017	8,746,655
SanDisk Corp.	15,727	1,540,931
Seagate Technology plc	23,321	1,550,846
Western Digital Corp.	15,513	1,717,289

		76,206,040

Total Information Technology		377,329,686

Materials (2.5%)
Chemicals (1.9%)
Air Products and Chemicals, Inc.	13,708	1,977,105
Airgas, Inc.	4,825	555,744
CF Industries Holdings, Inc.	3,562	970,788
Dow Chemical Co.	78,951	3,600,955
E.I. du Pont de Nemours & Co.	64,562	4,773,714
Eastman Chemical Co.	10,522	798,199
Ecolab, Inc.	19,249	2,011,906
FMC Corp.	9,430	537,793
International Flavors & Fragrances, Inc.	5,756	583,428

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

LyondellBasell Industries N.V., Class A	29,616	$2,351,214
Monsanto Co.	146,192	17,465,558
Mosaic Co.	111,719	5,099,972
Orion Engineered Carbons S.A.	218,088	3,705,315
PPG Industries, Inc.	9,794	2,263,883
Praxair, Inc.	38,565	4,996,481
Sherwin-Williams Co.	5,816	1,529,841
Sigma-Aldrich Corp.	8,492	1,165,697

		54,387,593

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	4,384	483,643
Vulcan Materials Co.	9,423	619,374

		1,103,017

Containers & Packaging (0.1%)
Avery Dennison Corp.	6,497	337,065
Ball Corp.	9,718	662,476
MeadWestvaco Corp.	11,885	527,575
Owens-Illinois, Inc.*	11,683	315,324
Sealed Air Corp.	15,070	639,420

		2,481,860

Metals & Mining (0.4%)
Alcoa, Inc.	83,668	1,321,118
Allegheny Technologies, Inc.	57,369	1,994,720
Barrick Gold Corp.	23,356	251,077
Freeport-McMoRan, Inc.	93,829	2,191,845
Horsehead Holding Corp.*	199,787	3,162,628
Newmont Mining Corp.	35,311	667,378
Nucor Corp.	38,576	1,892,153

		11,480,919

Paper & Forest Products (0.1%)
International Paper Co.	30,266	1,621,652

Total Materials		71,075,041

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	369,628	12,415,804
CenturyLink, Inc.	40,672	1,609,798
Frontier Communications Corp.	70,939	473,163
Level 3 Communications, Inc.*	19,911	983,205
Verizon Communications, Inc.	341,911	15,994,597
Windstream Holdings, Inc.	42,658	351,502
Zayo Group Holdings, Inc.*	200,180	6,119,503

		37,947,572

Wireless Telecommunication Services (0.2%)
China Mobile Ltd.	483,967	5,685,464

Total Telecommunication Services		43,633,036

Utilities (2.2%)
Electric Utilities (1.3%)
American Electric Power Co., Inc.	34,865	2,117,003
Duke Energy Corp.	50,403	4,210,667
Edison International	23,242	1,521,886

Entergy Corp.	12,863	1,125,255
Exelon Corp.	224,249	8,315,153
FirstEnergy Corp.	30,014	1,170,246
ITC Holdings Corp.	167,947	6,790,097
NextEra Energy, Inc.	31,105	3,306,150
Northeast Utilities	22,581	1,208,535
Pepco Holdings, Inc.	17,771	478,573
Pinnacle West Capital Corp.	7,812	533,638
PPL Corp.	47,435	1,723,314
Southern Co.	64,123	3,149,080
Xcel Energy, Inc.	36,172	1,299,298

		36,948,895

Gas Utilities (0.0%)
AGL Resources, Inc.	8,442	460,173

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	224,651	3,093,444
Calpine Corp.*	56,959	1,260,503
NextEra Energy Partners LP	47,300	1,596,375
NRG Energy, Inc.	134,161	3,615,639

		9,565,961

Multi-Utilities (0.6%)
Ameren Corp.	17,183	792,652
CenterPoint Energy, Inc.	30,437	713,139
CMS Energy Corp.	19,542	679,084
Consolidated Edison, Inc.	20,906	1,380,005
Dominion Resources, Inc.	41,612	3,199,963
DTE Energy Co.	12,661	1,093,531
Integrys Energy Group, Inc.	5,659	440,553
NiSource, Inc.	22,559	956,953
PG&E Corp.	33,857	1,802,547
Public Service Enterprise Group, Inc.	36,092	1,494,570
SCANA Corp.	10,199	616,020
Sempra Energy	16,496	1,836,994
TECO Energy, Inc.	16,621	340,564
Wisconsin Energy Corp.	16,172	852,911

		16,199,486

Total Utilities		63,174,515

Total Common Stocks (74.2%) (Cost $1,507,492,237)		2,143,227,728

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(5.5%)
iShares® Core S&P 500 ETF	260,644	53,927,244
iShares® Morningstar Large-Cap ETF	144,002	17,788,567
iShares® Morningstar Large-Cap Growth ETF	68,898	7,795,120
iShares® Morningstar Large-Cap Value ETF	4,263	365,083
iShares® Russell 1000 ETF	228,199	26,158,451
iShares® Russell 1000 Growth ETF	47,497	4,541,188
iShares® Russell 1000 Value ETF	10,325	1,077,930
iShares® S&P 100 ETF	83,815	7,622,136
iShares® S&P 500 Growth ETF	43,148	4,815,317

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

iShares® S&P 500 Value ETF	6,446	$604,442
Vanguard Growth ETF	73,400	7,662,226
Vanguard Large-Cap ETF	289,413	27,317,693
Vanguard Value ETF	3,700	312,613

Total Investment Companies (5.5%) (Cost $109,228,547)		159,988,010

Value (Note 1)

Total Investments (79.7%) (Cost $1,616,720,784)	$2,303,215,738
Other Assets Less Liabilities (20.3%)	584,861,974

Net Assets (100%)	$2,888,077,712

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	5,319	March-15	$543,487,148	$545,835,780	$2,348,632

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$314,875,995	$—	$—	$314,875,995
Consumer Staples	155,030,135	—	—	155,030,135
Energy	167,768,109	4,815,284	—	172,583,393
Financials	362,185,436	—	—	362,185,436
Health Care	351,055,036	—	—	351,055,036
Industrials	228,487,117	3,798,338	—	232,285,455
Information Technology	377,329,686	—	—	377,329,686
Materials	71,075,041	—	—	71,075,041
Telecommunication Services	37,947,572	5,685,464	—	43,633,036
Utilities	63,174,515	—	—	63,174,515
Futures	2,348,632	—	—	2,348,632
Investment Companies
Exchange Traded Funds (ETFs)	159,988,010	—	—	159,988,010

Total Assets	$2,291,265,284	$14,299,086	$—	$2,305,564,370

Total Liabilities	$—	$—	$—	$—

Total	$2,291,265,284	$14,299,086	$—	$2,305,564,370

(a)	A security with a market value of $983,544 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,348,632	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$71,964,892	$71,964,892

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(8,732,369)	$(8,732,369)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities. hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $514,682,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$434,057,936
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$815,263,820

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$705,299,970
Aggregate gross unrealized depreciation	(21,702,938)

Net unrealized appreciation	$683,597,032

Federal income tax cost of investments	$1,619,618,706

For the year ended December 31, 2014, the Portfolio incurred approximately $12,927 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,616,720,784)	$2,303,215,738
Cash	566,083,557
Foreign cash (Cost $7)	7
Cash held as collateral at broker	25,773,000
Dividends, interest and other receivables	2,781,752
Receivable for securities sold	2,657,798
Receivable from Separate Accounts for Trust shares sold	36,139
Other assets	11,628

Total assets	2,900,559,619

LIABILITIES
Due to broker for futures variation margin	6,463,986
Payable for securities purchased	2,435,230
Payable to Separate Accounts for Trust shares redeemed	1,393,952
Investment management fees payable	1,191,792
Distribution fees payable – Class IB	405,848
Administrative fees payable	305,768
Trustees’ fees payable	24,699
Distribution fees payable – Class IA	1,132
Accrued expenses	259,500

Total liabilities	12,481,907

NET ASSETS	$2,888,077,712

Net assets were comprised of:
Paid in capital	$2,316,625,215
Accumulated undistributed net investment income (loss)	509,547
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(117,895,756)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	688,838,706

Net assets	$2,888,077,712

Class IA
Net asset value, offering and redemption price per share, $5,336,717 / 576,655 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

Class IB
Net asset value, offering and redemption price per share, $1,904,860,244 / 205,794,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.26

Class K
Net asset value, offering and redemption price per share, $977,880,751 / 105,667,713 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.25

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014 (ad)

INVESTMENT INCOME
Dividends (net of $142,520 foreign withholding tax)	$43,151,831
Interest	561,642

Total income	43,713,473

EXPENSES
Investment management fees	12,768,905
Distribution fees – Class IB	4,737,505
Administrative fees	3,428,495
Printing and mailing expenses	229,137
Custodian fees	117,500
Professional fees	88,106
Trustees’ fees	67,292
Distribution fees – Class IA	8,505
Miscellaneous	63,575

Total expenses	21,509,020

NET INVESTMENT INCOME (LOSS)	22,204,453

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	140,258,863
Futures	71,964,892
Foreign currency transactions	(18,629)

Net realized gain (loss)	212,205,126

Change in unrealized appreciation (depreciation) on:
Investments	60,685,068
Futures	(8,732,369)
Foreign currency translations	(4,880)

Net change in unrealized appreciation (depreciation)	51,947,819

NET REALIZED AND UNREALIZED GAIN (LOSS)	264,152,945

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$286,357,398

(ad)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014 (ad)	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,204,453	$12,256,963
Net realized gain (loss) on investments, futures and foreign currency transactions	212,205,126	120,724,057
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	51,947,819	311,086,510

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	286,357,398	444,067,530

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(36,581)	(5,780)
Class IB	(13,093,000)	(8,954,353)
Class K	(8,569,355)	(3,199,450)

	(21,698,936)	(12,159,583)

Distributions from net realized capital gains
Class IA	(223,135)	(48,498)
Class IB	(79,935,229)	(75,225,982)
Class K	(41,069,632)	(17,518,289)

	(121,227,996)	(92,792,769)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(142,926,932)	(104,952,352)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 53,818 and 21,442 shares, respectively ]	486,588	175,888
Capital shares issued in connection with merger (Note 9) [ 455,032 and 0 shares, respectively ]	4,192,472	—
Capital shares issued in reinvestment of dividends and distributions [ 28,034 and 6,373 shares, respectively ]	259,716	54,278
Capital shares repurchased [ (93,513) and (25,330) shares, respectively ]	(859,729)	(209,687)

Total Class IA transactions	4,079,047	20,479

Class IB
Capital shares sold [ 2,530,752 and 5,685,185 shares, respectively ]	22,803,440	45,152,360
Capital shares sold in-kind (Note 9)[ 0 and 213,226,977 shares, respectively ]	—	1,655,878,473
Capital shares issued in connection with merger (Note 9) [ 2,605,119 and 0 shares, respectively ]	24,006,105	—
Capital shares issued in reinvestment of dividends and distributions [ 10,039,959 and 9,883,227 shares, respectively ]	93,028,229	84,180,335
Capital shares repurchased [ (33,673,110) and (28,855,468) shares, respectively ]	(302,629,724)	(241,453,860)

Total Class IB transactions	(162,791,950)	1,543,757,308

Class K
Capital shares sold [ 2,430,119 and 244,643 shares, respectively ]	21,528,190	1,954,353
Capital shares sold in-kind (Note 9)[ 0 and 33 shares, respectively ]	—	260
Capital shares issued in connection with merger (Note 9) [ 61,392,015 and 0 shares, respectively ]	566,285,754	—
Capital shares issued in reinvestment of dividends and distributions [ 5,356,587 and 2,432,807 shares, respectively ]	49,638,987	20,717,739
Capital shares repurchased [ (15,972,016) and (6,739,045) shares, respectively ]	(145,879,150)	(54,592,772)

Total Class K transactions	491,573,781	(31,920,420)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	332,860,878	1,511,857,367

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,291,344	1,850,972,545
NET ASSETS:
Beginning of year	2,411,786,368	560,813,823

End of year (a)	$2,888,077,712	$2,411,786,368

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$509,547	$142,853

(ad)On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio.

See Notes to Financial Statements.

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AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$8.71	$6.92	$6.60	$7.22		$6.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.06	0.08	0.08		0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.94	2.12	0.90	(0.38)		0.91

Total from investment operations	1.00	2.18	0.98	(0.30)		0.99

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.08)	(0.09)		(0.09)
Distributions from net realized gains	(0.40)	(0.35)	(0.58)	(0.23)		(0.56)

Total dividends and distributions	(0.46)	(0.39)	(0.66)	(0.32)		(0.65)

Net asset value, end of year	$9.25	$8.71	$6.92	$6.60		$7.22

Total return	11.56%	31.62%	14.92%	(4.00)%		14.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,337	$1,161	$906	$789		$450,116
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.93%	0.96%	0.69%		0.70%
After waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.69%		0.70%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.70%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.71%	0.76%	1.08%	1.10%		1.19%
After waivers, reimbursements and fees paid indirectly (f)	0.71%	0.76%	1.09%	1.11%		1.19%
Before waivers, reimbursements and fees paid indirectly (f)	0.71%	0.76%	1.08%	1.09%		1.18%
Portfolio turnover rate^	21%	46%	24%	29%		24%
	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$8.71	$6.92	$6.60	$7.22		$6.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.08	0.08		0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.94	2.12	0.90	(0.39)		0.90

Total from investment operations	1.01	2.18	0.98	(0.31)		0.97

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.08)	(0.08)		(0.07)
Distributions from net realized gains	(0.40)	(0.35)	(0.58)	(0.23)		(0.56)

Total dividends and distributions	(0.46)	(0.39)	(0.66)	(0.31)		(0.63)

Net asset value, end of year	$9.26	$8.71	$6.92	$6.60		$7.22

Total return	11.68%	31.61%	14.92%	(4.24)%		14.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,904,860	$1,953,737	$168,607	$161,281		$190,389
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89%	0.93%	0.96%	0.94	%(c)	0.95%
After waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.94%		0.95%
Before waivers, reimbursements and fees paid indirectly (f)	0.89%	0.93%	0.96%	0.95	%(c)	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.79%	0.72%	1.08%	1.04%		0.94%
After waivers, reimbursements and fees paid indirectly (f)	0.79%	0.72%	1.08%	1.05%		0.94%
Before waivers, reimbursements and fees paid indirectly (f)	0.79%	0.72%	1.08%	1.04%		0.93%
Portfolio turnover rate^	21%	46%	24%	29%		24%

See Notes to Financial Statements.

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AXA LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (ad)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$8.71	$6.92	$6.60	$6.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.10	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.94	2.12	0.90	0.26

Total from investment operations	1.03	2.20	1.00	0.30

Less distributions:
Dividends from net investment income	(0.09)	(0.06)	(0.10)	(0.09)
Distributions from net realized gains	(0.40)	(0.35)	(0.58)	(0.10)

Total dividends and distributions	(0.49)	(0.41)	(0.68)	(0.19)

Net asset value, end of period	$9.25	$8.71	$6.92	$6.60

Total return (b)	11.84%	31.95%	15.21%	4.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$977,881	$456,889	$391,301	$395,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.64%	0.68%	0.71%	0.71%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.64%	0.68%	0.71%	0.70%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.64%	0.68%	0.71%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.00%	1.01%	1.33%	1.73%
After waivers, reimbursements and fees paid indirectly (a)(f)	1.00%	1.01%	1.33%	1.73%
Before waivers, reimbursements and fees paid indirectly (a)(f)	1.00%	1.01%	1.33%	1.73%
Portfolio turnover rate^	21%	46%	24%	29%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ad)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Core Equity Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Core Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Marsico Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	11.11%	13.60%	8.08%
Portfolio – Class IB Shares	11.07	13.53	7.87
Portfolio – Class K Shares***	11.39	N/A	19.04
Russell 1000® Growth Index	13.05	15.81	8.49
VMI – LCG	13.40	14.96	9.92
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.07% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 1000® Growth Index and the VMI – LCG returned 13.05% and 13.40%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Underweighting the Energy sector, the worst performing sector in the benchmark, was the leading contributor to relative performance.

•	An underweight to IBM, one of the poorer performing stocks in the benchmark, also aided performance.

•	Underweights in Verizon Communications and in tobacco company Phillip Morris also all added to relative performance.

•	Stock selection in the Materials sector aided performance, led by paint manufacturer Sherwin-Williams.

What hurt performance during the year:

•

Apple Inc. was one of the top performing holdings in the benchmark for the year; a Portfolio underweight in the stock detracted notably from relative performance. Underweighting Microsoft also proved detrimental to relative performance.

•	Stock selection in the Consumer Discretionary sector detracted from performance. Casino operator Wynn Resorts and discount retailer TJX Companies were the main detractors in the sector.

•	Stock selection in the Information Technology, Energy and Financials sectors subtracted from relative performance.

•	A slight underweight in the Health Care sector and a significant underweight in the Information Technology sector detracted from relative performance.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	20.5%
Consumer Discretionary	15.7
Health Care	12.6
Industrials	8.8
Exchange Traded Funds	5.3
Consumer Staples	5.3
Financials	4.7
Materials	3.1
Energy	2.6
Telecommunication Services	1.3
Utilities	0.1
Cash and Other	20.0

100.0%

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,056.05	$4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.88	4.38
Class IB
Actual	1,000.00	1,055.72	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38
Class K
Actual	1,000.00	1,057.49	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.14	3.10

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.86% and 0.61%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.7%)
Auto Components (0.4%)
BorgWarner, Inc.	56,632	$3,111,928
Delphi Automotive plc	144,480	10,506,586
Gentex Corp.	21,316	770,147
Goodyear Tire & Rubber Co.	67,247	1,921,247
Johnson Controls, Inc.	43,935	2,123,818
Lear Corp.	16,139	1,582,913

		20,016,639

Automobiles (0.5%)
Harley-Davidson, Inc.	54,090	3,565,072
Tesla Motors, Inc.*	98,773	21,968,103
Thor Industries, Inc.	11,409	637,421

		26,170,596

Distributors (0.3%)
Genuine Parts Co.	35,613	3,795,277
LKQ Corp.*	421,721	11,858,795

		15,654,072

Diversified Consumer Services (0.1%)
H&R Block, Inc.	67,937	2,288,118
Service Corp. International	41,184	934,877
ServiceMaster Global Holdings, Inc.*	6,893	184,526

		3,407,521

Hotels, Restaurants & Leisure (3.2%)
Aramark	9,715	302,622
Brinker International, Inc.	16,102	945,026
Chipotle Mexican Grill, Inc.*	26,049	17,830,801
Choice Hotels International, Inc.	622	34,844
Domino’s Pizza, Inc.	13,788	1,298,416
Dunkin’ Brands Group, Inc.	26,355	1,124,041
Hilton Worldwide Holdings, Inc.*	33,543	875,137
Hyatt Hotels Corp., Class A*	589	35,464
Las Vegas Sands Corp.	169,968	9,885,339
Marriott International, Inc., Class A	47,964	3,742,631
McDonald’s Corp.	244,747	22,932,794
MGM Resorts International*	460,949	9,855,090
Norwegian Cruise Line Holdings Ltd.*	20,832	974,104
Panera Bread Co., Class A*	6,071	1,061,211
Restaurant Brands International LP*	262	9,887
Restaurant Brands International, Inc.*	51,980	2,029,298
SeaWorld Entertainment, Inc.	16,907	302,635
Six Flags Entertainment Corp.	18,072	779,807
Starbucks Corp.	482,092	39,555,649
Starwood Hotels & Resorts Worldwide, Inc.	343,714	27,864,894
Wyndham Worldwide Corp.	31,537	2,704,613
Wynn Macau Ltd.	849,600	2,368,572
Wynn Resorts Ltd.	180,372	26,832,139
Yum! Brands, Inc.	109,312	7,963,379

		181,308,393

Household Durables (0.1%)
D.R. Horton, Inc.	6,772	$171,264
GoPro, Inc., Class A*	3,306	209,005
Harman International Industries, Inc.	16,874	1,800,625
Jarden Corp.*	14,688	703,261
Leggett & Platt, Inc.	16,990	723,944
Lennar Corp., Class A	2,712	121,525
Newell Rubbermaid, Inc.	40,660	1,548,739
NVR, Inc.*	1,040	1,326,343
Tempur Sealy International, Inc.*	15,074	827,713
Tupperware Brands Corp.	12,508	788,004
Whirlpool Corp.	1,778	344,470

		8,564,893

Internet & Catalog Retail (2.0%)
Amazon.com, Inc.*	182,889	56,759,601
Ctrip.com International Ltd. (ADR)*	66,405	3,021,428
Expedia, Inc.	25,065	2,139,548
Groupon, Inc.*	119,295	985,377
HomeAway, Inc.*	21,448	638,721
Liberty Interactive Corp.*	60,805	1,788,883
Liberty TripAdvisor Holdings, Inc.*	18,279	491,705
Liberty Ventures*	35,521	1,339,852
Netflix, Inc.*	27,217	9,297,599
Priceline Group, Inc.*	27,008	30,794,792
TripAdvisor, Inc.*	27,592	2,060,019
Vipshop Holdings Ltd. (ADR)*	194,400	3,798,576
zulily, Inc., Class A*	3,302	77,267

		113,193,368

Leisure Products (0.2%)
Hasbro, Inc.	24,175	1,329,383
Mattel, Inc.	30,442	942,028
Polaris Industries, Inc.	49,224	7,444,638

		9,716,049

Media (4.3%)
AMC Networks, Inc., Class A*	14,795	943,477
Cablevision Systems Corp. – New York Group, Class A	48,475	1,000,524
CBS Corp. (Non-Voting), Class B	117,484	6,501,565
Charter Communications, Inc., Class A*	19,655	3,274,916
Cinemark Holdings, Inc.	28,602	1,017,659
Clear Channel Outdoor Holdings, Inc., Class A	5,037	53,342
Comcast Corp., Class A	1,225,422	71,086,730
DIRECTV*	115,839	10,043,241
Discovery Communications, Inc., Class A*	56,864	1,958,965
Discovery Communications, Inc., Class C*	56,864	1,917,454
DISH Network Corp., Class A*	38,726	2,822,738
Interpublic Group of Cos., Inc.	104,965	2,180,123
Liberty Global plc*	289,556	13,988,450
Lions Gate Entertainment Corp.	19,956	638,991
Live Nation Entertainment, Inc.*	18,219	475,698

See Notes to Financial Statements.

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AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Morningstar, Inc.	4,801	$310,673
Omnicom Group, Inc.	64,012	4,959,010
Regal Entertainment Group, Class A	5,196	110,987
Scripps Networks Interactive, Inc., Class A	26,176	1,970,268
Sirius XM Holdings, Inc.*	642,277	2,247,969
Starz, Class A*	20,354	604,514
Time Warner Cable, Inc.	68,999	10,491,988
Time Warner, Inc.	93,210	7,961,998
Twenty-First Century Fox, Inc., Class A	629,397	24,171,992
Viacom, Inc., Class B	106,449	8,010,287
Walt Disney Co.	703,725	66,283,858

		245,027,417

Multiline Retail (0.3%)
Big Lots, Inc.	3,963	158,599
Dillard’s, Inc., Class A	4,047	506,604
Dollar General Corp.*	58,429	4,130,930
Dollar Tree, Inc.*	51,230	3,605,567
Family Dollar Stores, Inc.	22,352	1,770,502
Kohl’s Corp.	2,857	174,391
Macy’s, Inc.	69,182	4,548,717
Nordstrom, Inc.	34,345	2,726,650
Sears Holdings Corp.*	5,188	171,100
Target Corp.	15,865	1,204,312

		18,997,372

Specialty Retail (2.7%)
Aaron’s, Inc.	2,916	89,142
Abercrombie & Fitch Co., Class A	2,624	75,151
Advance Auto Parts, Inc.	69,674	11,097,675
AutoNation, Inc.*	17,090	1,032,407
AutoZone, Inc.*	18,564	11,493,158
Bed Bath & Beyond, Inc.*	19,419	1,479,145
Best Buy Co., Inc.	21,294	830,040
Cabela’s, Inc.*	1,452	76,535
CarMax, Inc.*	114,163	7,600,972
Chico’s FAS, Inc.	16,762	271,712
CST Brands, Inc.	16,000	697,760
Dick’s Sporting Goods, Inc.	4,159	206,494
Foot Locker, Inc.	5,253	295,114
GameStop Corp., Class A	1,414	47,793
Gap, Inc.	62,140	2,616,715
GNC Holdings, Inc., Class A	22,569	1,059,840
Home Depot, Inc.	394,892	41,451,813
L Brands, Inc.	21,502	1,860,998
Lowe’s Cos., Inc.	371,067	25,529,410
Michaels Cos., Inc.*	4,406	108,960
Murphy USA, Inc.*	5,403	372,051
O’Reilly Automotive, Inc.*	26,274	5,060,898
Penske Automotive Group, Inc.	4,708	231,022
PetSmart, Inc.	24,582	1,998,394
Ross Stores, Inc.	76,449	7,206,083
Sally Beauty Holdings, Inc.*	29,741	914,238
Signet Jewelers Ltd.	13,656	1,796,720
Tiffany & Co.	27,942	2,985,882
TJX Cos., Inc.	173,432	11,893,967
Tractor Supply Co.	109,153	8,603,439
Ulta Salon Cosmetics & Fragrance, Inc.*	15,935	2,037,130

Urban Outfitters, Inc.*	19,158	673,021
Williams-Sonoma, Inc.	23,323	1,765,085

		153,458,764

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	104,518	9,125,467
Coach, Inc.	67,921	2,551,113
Deckers Outdoor Corp.*	8,585	781,578
Fossil Group, Inc.*	11,552	1,279,268
Hanesbrands, Inc.	63,267	7,061,863
Kate Spade & Co.*	31,374	1,004,282
Michael Kors Holdings Ltd.*	75,102	5,640,160
NIKE, Inc., Class B	416,589	40,055,032
PVH Corp.	17,856	2,288,603
Ralph Lauren Corp.	11,002	2,037,130
Under Armour, Inc., Class A*	218,892	14,862,767
VF Corp.	85,444	6,399,756

		93,087,019

Total Consumer Discretionary		888,602,103

Consumer Staples (5.3%)
Beverages (1.8%)
Brown-Forman Corp., Class B	38,110	3,347,582
Coca-Cola Co.	983,168	41,509,353
Coca-Cola Enterprises, Inc.	62,284	2,754,199
Constellation Brands, Inc., Class A*	118,624	11,645,318
Dr. Pepper Snapple Group, Inc.	48,643	3,486,730
Monster Beverage Corp.*	35,463	3,842,416
PepsiCo, Inc.	375,399	35,497,730

		102,083,328

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	121,906	17,280,176
CVS Health Corp.	102,629	9,884,199
Kroger Co.	126,197	8,103,109
Rite Aid Corp.*	161,790	1,216,661
Sprouts Farmers Market, Inc.*	24,234	823,471
Sysco Corp.	54,309	2,155,524
Walgreens Boots Alliance, Inc.	217,927	16,606,037
Wal-Mart Stores, Inc.	40,254	3,457,014
Whole Foods Market, Inc.	39,620	1,997,640

		61,523,831

Food Products (0.8%)
Archer-Daniels-Midland Co.	15,903	826,956
Campbell Soup Co.	28,632	1,259,808
Flowers Foods, Inc.	42,613	817,743
General Mills, Inc.	152,185	8,116,026
Hain Celestial Group, Inc.*	22,754	1,326,331
Hershey Co.	37,034	3,848,944
Hormel Foods Corp.	33,151	1,727,167
Ingredion, Inc.	2,781	235,940
Kellogg Co.	58,015	3,796,502
Keurig Green Mountain, Inc.	35,028	4,637,532
Kraft Foods Group, Inc.	147,431	9,238,026
McCormick & Co., Inc. (Non-Voting)	32,330	2,402,119
Mead Johnson Nutrition Co.	50,056	5,032,630
Pilgrim’s Pride Corp.*	2,082	68,269

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tyson Foods, Inc., Class A	4,189	$167,937
WhiteWave Foods Co.*	43,086	1,507,579

		45,009,509

Household Products (0.6%)
Church & Dwight Co., Inc.	33,669	2,653,454
Clorox Co.	26,407	2,751,874
Colgate-Palmolive Co.	202,663	14,022,253
Kimberly-Clark Corp.	77,358	8,937,943
Procter & Gamble Co.	38,205	3,480,093
Spectrum Brands Holdings, Inc.	5,268	504,042

		32,349,659

Personal Products (0.1%)
Avon Products, Inc.	43,978	412,953
Coty, Inc., Class A*	12,869	265,874
Estee Lauder Cos., Inc., Class A	84,302	6,423,812
Herbalife Ltd.	18,864	711,173
Nu Skin Enterprises, Inc., Class A	14,618	638,807

		8,452,619

Tobacco (0.9%)
Altria Group, Inc.	465,321	22,926,366
Lorillard, Inc.	89,791	5,651,445
Philip Morris International, Inc.	228,616	18,620,773
Reynolds American, Inc.	57,736	3,710,693

		50,909,277

Total Consumer Staples		300,328,223

Energy (2.6%)
Energy Equipment & Services (1.0%)
Atwood Oceanics, Inc.*	3,494	99,125
Baker Hughes, Inc.	8,978	503,396
Cameron International Corp.*	32,326	1,614,684
Dresser-Rand Group, Inc.*	18,952	1,550,274
Dril-Quip, Inc.*	10,123	776,738
FMC Technologies, Inc.*	58,257	2,728,758
Frank’s International N.V.	1,171	19,474
Halliburton Co.	343,855	13,523,817
Helmerich & Payne, Inc.	16,208	1,092,743
Nabors Industries Ltd.	108,822	1,412,509
National Oilwell Varco, Inc.	9,044	592,653
Oceaneering International, Inc.	26,760	1,573,756
Patterson-UTI Energy, Inc.	18,322	303,962
RPC, Inc.	15,282	199,277
Schlumberger Ltd.	322,037	27,505,180
Seadrill Ltd.	26,018	310,655
Seventy Seven Energy, Inc.*	2,214	11,978
Superior Energy Services, Inc.	2,655	53,498
Unit Corp.*	816	27,826

		53,900,303

Oil, Gas & Consumable Fuels (1.6%)
Anadarko Petroleum Corp.	9,140	754,050
Antero Resources Corp.*	77,941	3,162,846
Cabot Oil & Gas Corp.	103,366	3,060,667
Cheniere Energy, Inc.*	58,925	4,148,320
Chesapeake Energy Corp.	30,047	588,020
Cimarex Energy Co.	2,616	277,296
Cobalt International Energy, Inc.*	79,037	702,639

Concho Resources, Inc.*	27,917	2,784,721
Continental Resources, Inc.*	54,222	2,079,956
CVR Energy, Inc.	1,605	62,130
EOG Resources, Inc.	146,741	13,510,444
EQT Corp.	74,937	5,672,731
Gulfport Energy Corp.*	17,135	715,215
HollyFrontier Corp.	9,026	338,294
Kinder Morgan, Inc.	92,166	3,899,543
Kosmos Energy Ltd.*	26,271	220,414
Laredo Petroleum Holdings, Inc.*	16,947	175,401
Marathon Petroleum Corp.	46,400	4,188,064
Memorial Resource Development Corp.*	6,818	122,929
Noble Energy, Inc.	63,708	3,021,670
Oasis Petroleum, Inc.*	25,082	414,856
ONEOK, Inc.	27,298	1,359,167
PBF Energy, Inc., Class A	5,413	144,202
Phillips 66	57,461	4,119,954
Pioneer Natural Resources Co.	100,287	14,927,720
QEP Resources, Inc.	5,700	115,254
Range Resources Corp.	89,619	4,790,136
Sanchez Energy Corp.*	130,461	1,211,983
SM Energy Co.	16,621	641,238
Southwestern Energy Co.*	87,459	2,386,756
Targa Resources Corp.	9,354	991,992
Teekay Corp.	5,188	264,017
Tesoro Corp.	13,786	1,024,989
Ultra Petroleum Corp.*	11,384	149,813
Valero Energy Corp.	31,603	1,564,349
Whiting Petroleum Corp.*	14,726	485,958
Williams Cos., Inc.	184,995	8,313,675
World Fuel Services Corp.	3,964	186,031

		92,577,440

Total Energy		146,477,743

Financials (4.7%)
Banks (0.3%)
JPMorgan Chase & Co.	177,958	11,136,612
Signature Bank/New York*	11,345	1,429,016
SVB Financial Group*	1,095	127,097
Texas Capital Bancshares, Inc.*	78,159	4,246,378

		16,939,103

Capital Markets (1.4%)
Affiliated Managers Group, Inc.*	53,741	11,405,990
Ameriprise Financial, Inc.	16,465	2,177,496
Artisan Partners Asset Management, Inc., Class A	6,820	344,615
BlackRock, Inc.	19,263	6,887,678
Charles Schwab Corp.	587,149	17,726,028
Eaton Vance Corp.	29,823	1,220,655
Federated Investors, Inc., Class B	17,134	564,223
Franklin Resources, Inc.	80,287	4,445,491
Invesco Ltd.	22,830	902,242
Lazard Ltd., Class A	30,613	1,531,568
Legg Mason, Inc.	10,097	538,877
LPL Financial Holdings, Inc.	21,675	965,621
Morgan Stanley	137,500	5,335,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NorthStar Asset Management Group, Inc.	9,782	$220,780
Raymond James Financial, Inc.	140,105	8,026,615
SEI Investments Co.	30,847	1,235,114
State Street Corp.	42,700	3,351,950
T. Rowe Price Group, Inc.	65,073	5,587,168
TD Ameritrade Holding Corp.	143,857	5,147,204
Waddell & Reed Financial, Inc., Class A	21,126	1,052,497

		78,666,812

Consumer Finance (0.7%)
Ally Financial, Inc.*	59,964	1,416,349
American Express Co.	402,526	37,451,019
Santander Consumer USA Holdings, Inc.	1,541	30,219
SLM Corp.	35,704	363,824
Synchrony Financial*	23,045	685,589

		39,947,000

Diversified Financial Services (0.7%)
CBOE Holdings, Inc.	21,309	1,351,417
Intercontinental Exchange, Inc.	91,239	20,007,800
Leucadia National Corp.	15,011	336,547
McGraw Hill Financial, Inc.	169,356	15,069,297
Moody’s Corp.	46,828	4,486,591
MSCI, Inc.	12,824	608,370

		41,860,022

Insurance (0.3%)
American Financial Group, Inc./Ohio	2,978	180,824
Aon plc	56,434	5,351,636
Arthur J. Gallagher & Co.	36,783	1,731,744
Brown & Brown, Inc.	1,735	57,099
eHealth, Inc.*	35,680	889,146
Erie Indemnity Co., Class A	6,064	550,429
Marsh & McLennan Cos., Inc.	91,749	5,251,713
Reinsurance Group of America, Inc.	4,767	417,684

		14,430,275

Real Estate Investment Trusts (REITs) (1.2%)
American Tower Corp. (REIT)	178,651	17,659,651
Apartment Investment & Management Co. (REIT), Class A	20,506	761,798
Boston Properties, Inc. (REIT)	4,555	586,183
Columbia Property Trust, Inc. (REIT)	4,681	118,663
Crown Castle International Corp. (REIT)	186,895	14,708,636
Equity LifeStyle Properties, Inc. (REIT)	14,961	771,240
Extra Space Storage, Inc. (REIT)	28,728	1,684,610
Federal Realty Investment Trust (REIT)	11,069	1,477,269
Gaming and Leisure Properties, Inc. (REIT)	3,519	103,247
Health Care REIT, Inc. (REIT)	42,555	3,220,137

Healthcare Trust of America, Inc. (REIT), Class A	3,566	96,055
Iron Mountain, Inc. (REIT)	40,663	1,572,032
Lamar Advertising Co. (REIT), Class A	19,692	1,056,279
NorthStar Realty Finance Corp. (REIT)	10,053	176,732
Omega Healthcare Investors, Inc. (REIT)	10,264	401,014
Outfront Media, Inc. (REIT)	2,137	57,357
Paramount Group, Inc. (REIT)*	565	10,503
Plum Creek Timber Co., Inc. (REIT)	21,162	905,522
Public Storage (REIT)	32,830	6,068,626
Rayonier, Inc. (REIT)	3,756	104,943
Simon Property Group, Inc. (REIT)	57,394	10,452,021
Tanger Factory Outlet Centers, Inc. (REIT)	14,102	521,210
Taubman Centers, Inc. (REIT)	14,645	1,119,171
Ventas, Inc. (REIT)	34,490	2,472,933
Vornado Realty Trust (REIT)	10,451	1,230,187
Weyerhaeuser Co. (REIT)	13,711	492,088

		67,828,107

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	69,407	2,377,190
Howard Hughes Corp.*	4,678	610,105
Jones Lang LaSalle, Inc.	2,954	442,893
Realogy Holdings Corp.*	15,695	698,270

		4,128,458

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc.*	4,845	136,580
Ocwen Financial Corp.*	24,629	371,898

		508,478

Total Financials		264,308,255

Health Care (12.6%)
Biotechnology (5.5%)
Alexion Pharmaceuticals, Inc.*	87,762	16,238,603
Alkermes plc*	30,657	1,795,274
Alnylam Pharmaceuticals, Inc.*	13,963	1,354,411
Amgen, Inc.	177,705	28,306,629
Biogen Idec, Inc.*	203,350	69,027,157
BioMarin Pharmaceutical, Inc.*	36,149	3,267,870
Celgene Corp.*	483,605	54,096,055
Cubist Pharmaceuticals, Inc.*	17,693	1,780,800
Gilead Sciences, Inc.*	894,551	84,320,377
Incyte Corp.*	71,433	5,222,467
Intercept Pharmaceuticals, Inc.*	3,092	482,352
Medivation, Inc.*	18,960	1,888,606
Myriad Genetics, Inc.*	16,275	554,327
Pharmacyclics, Inc.*	37,762	4,616,782
Puma Biotechnology, Inc.*	13,620	2,577,857
Regeneron Pharmaceuticals, Inc.*	36,858	15,120,995
Seattle Genetics, Inc.*	25,069	805,467
United Therapeutics Corp.*	11,886	1,539,118
Vertex Pharmaceuticals, Inc.*	159,620	18,962,856

		311,958,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (1.0%)
Align Technology, Inc.*	20,236	$1,131,395
Baxter International, Inc.	134,376	9,848,417
Becton, Dickinson and Co.	47,850	6,658,806
Boston Scientific Corp.*	31,195	413,334
C.R. Bard, Inc.	18,890	3,147,452
Cooper Cos., Inc.	8,788	1,424,447
DENTSPLY International, Inc.	10,941	582,827
Edwards Lifesciences Corp.*	26,132	3,328,694
Halyard Health, Inc.*	9,669	439,649
Hill-Rom Holdings, Inc.	989	45,118
Hologic, Inc.*	19,317	516,537
IDEXX Laboratories, Inc.*	11,815	1,751,810
Intuitive Surgical, Inc.*	21,646	11,449,435
ResMed, Inc.	34,770	1,949,206
Sirona Dental Systems, Inc.*	8,806	769,380
St. Jude Medical, Inc.	45,342	2,948,590
Stryker Corp.	49,626	4,681,221
Varian Medical Systems, Inc.*	25,753	2,227,892
Zimmer Holdings, Inc.	3,126	354,551

		53,668,761

Health Care Providers & Services (2.5%)
Aetna, Inc.	26,386	2,343,868
AmerisourceBergen Corp.	55,937	5,043,280
Brookdale Senior Living, Inc.*	41,795	1,532,623
Cardinal Health, Inc.	6,836	551,870
Catamaran Corp.*	51,246	2,651,981
Centene Corp.*	14,295	1,484,536
Cigna Corp.	5,199	535,029
Community Health Systems, Inc.*	120,920	6,520,006
DaVita HealthCare Partners, Inc.*	104,895	7,944,747
Envision Healthcare Holdings, Inc.*	252,240	8,750,206
Express Scripts Holding Co.*	157,387	13,325,957
HCA Holdings, Inc.*	321,298	23,580,060
Henry Schein, Inc.*	21,147	2,879,164
Humana, Inc.	23,400	3,360,942
Laboratory Corp. of America Holdings*	8,325	898,268
McKesson Corp.	161,600	33,544,928
MEDNAX, Inc.*	16,270	1,075,610
Patterson Cos., Inc.	1,913	92,015
Premier, Inc., Class A*	8,048	269,850
Tenet Healthcare Corp.*	24,199	1,226,163
UnitedHealth Group, Inc.	205,325	20,756,304
Universal Health Services, Inc., Class B	4,872	542,059

		138,909,466

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	16,650	212,620
athenahealth, Inc.*	9,379	1,366,520
Cerner Corp.*	73,798	4,771,779
IMS Health Holdings, Inc.*	18,548	475,571
Veeva Systems, Inc., Class A*	9,407	248,439

		7,074,929

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	11,907	487,473
Bio-Techne Corp.	4,463	412,381

Bruker Corp.*	27,320	536,018
Charles River Laboratories
International, Inc.*	5,682	361,603
Covance, Inc.*	12,879	1,337,355
Illumina, Inc.*	34,526	6,372,809
Mettler-Toledo International, Inc.*	7,240	2,189,810
PerkinElmer, Inc.	5,322	232,731
Quintiles Transnational Holdings, Inc.*	6,281	369,763
Thermo Fisher Scientific, Inc.	39,820	4,989,048
VWR Corp.*	2,912	75,334
Waters Corp.*	21,006	2,367,796

		19,732,121

Pharmaceuticals (3.2%)
AbbVie, Inc.	561,441	36,740,699
Actavis plc*	150,280	38,683,575
Allergan, Inc.	102,379	21,764,752
Bristol-Myers Squibb Co.	226,439	13,366,694
Eli Lilly & Co.	48,740	3,362,573
Endo International plc*	37,720	2,720,366
Jazz Pharmaceuticals plc*	14,714	2,409,123
Johnson & Johnson	109,998	11,502,491
Mallinckrodt plc*	20,289	2,009,220
Merck & Co., Inc.	101,329	5,754,474
Mylan, Inc.*	92,566	5,217,945
Pacira Pharmaceuticals, Inc.*	135,541	12,017,065
Perrigo Co. plc	65,519	10,952,156
Salix Pharmaceuticals Ltd.*	15,709	1,805,592
Valeant Pharmaceuticals International, Inc.*	54,245	7,763,002
Zoetis, Inc.	124,092	5,339,679

		181,409,406

Total Health Care		712,752,686

Industrials (8.8%)
Aerospace & Defense (2.0%)
B/E Aerospace, Inc.*	26,076	1,512,929
Boeing Co.	242,272	31,490,515
General Dynamics Corp.	90,735	12,486,951
Hexcel Corp.*	24,241	1,005,759
Honeywell International, Inc.	193,912	19,375,687
Huntington Ingalls Industries, Inc.	10,286	1,156,764
KLX, Inc.*	13,038	537,817
Lockheed Martin Corp.	67,108	12,922,988
Precision Castparts Corp.	73,990	17,822,711
Rockwell Collins, Inc.	29,607	2,501,199
Spirit AeroSystems Holdings, Inc.,
Class A*	27,805	1,196,727
TransDigm Group, Inc.	13,111	2,574,345
Triumph Group, Inc.	3,050	205,021
United Technologies Corp.	47,134	5,420,410

		110,209,823

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	36,770	2,753,706
Expeditors International of Washington, Inc.	48,900	2,181,429
FedEx Corp.	52,473	9,112,461

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Parcel Service, Inc., Class B	175,272	$19,484,988

		33,532,584

Airlines (0.9%)
Alaska Air Group, Inc.	31,129	1,860,269
American Airlines Group, Inc.	393,130	21,083,562
Copa Holdings S.A., Class A	6,496	673,246
Delta Air Lines, Inc.	160,453	7,892,683
Southwest Airlines Co.	152,506	6,454,054
Spirit Airlines, Inc.*	18,029	1,362,632
United Continental Holdings, Inc.*	166,515	11,138,188

		50,464,634

Building Products (0.1%)
A.O. Smith Corp.	8,478	478,244
Allegion plc	23,924	1,326,825
Armstrong World Industries, Inc.*	11,230	574,077
Fortune Brands Home & Security, Inc.	17,212	779,187
Lennox International, Inc.	12,183	1,158,238
Masco Corp.	88,334	2,226,017
USG Corp.*	23,101	646,597

		7,189,185

Commercial Services & Supplies (0.3%)
Cintas Corp.	19,943	1,564,329
Clean Harbors, Inc.*	11,095	533,115
Copart, Inc.*	27,893	1,017,816
Covanta Holding Corp.	10,950	241,009
KAR Auction Services, Inc.	13,952	483,437
Pitney Bowes, Inc.	22,973	559,852
R.R. Donnelley & Sons Co.	4,945	83,101
Rollins, Inc.	15,756	521,524
Stericycle, Inc.*	20,980	2,750,058
Tyco International plc	161,354	7,076,986
Waste Connections, Inc.	18,651	820,457
Waste Management, Inc.	11,890	610,195

		16,261,879

Construction & Engineering (0.0%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	24,422	1,025,236
Fluor Corp.	24,094	1,460,819
Quanta Services, Inc.*	12,821	363,988

		2,850,043

Electrical Equipment (0.3%)
Acuity Brands, Inc.	10,707	1,499,730
AMETEK, Inc.	60,764	3,198,009
Emerson Electric Co.	129,823	8,013,974
Hubbell, Inc., Class B	2,368	252,973
Rockwell Automation, Inc.	34,293	3,813,382
SolarCity Corp.*	10,532	563,251

		17,341,319

Industrial Conglomerates (0.8%)
3M Co.	162,012	26,621,812
Danaher Corp.	162,338	13,913,990
Roper Industries, Inc.	46,694	7,300,607

		47,836,409

Machinery (1.5%)
Allison Transmission Holdings, Inc.	200,519	6,797,594
Caterpillar, Inc.	32,781	3,000,445
Colfax Corp.*	23,628	1,218,496
Crane Co.	4,419	259,395
Cummins, Inc.	101,943	14,697,122
Deere & Co.	19,830	1,754,360
Donaldson Co., Inc.	32,355	1,249,874
Dover Corp.	30,438	2,183,013
Flowserve Corp.	59,122	3,537,269
Graco, Inc.	15,024	1,204,624
IDEX Corp.	18,441	1,435,447
Illinois Tool Works, Inc.	80,141	7,589,353
Ingersoll-Rand plc	5,708	361,830
ITT Corp.	5,133	207,681
Lincoln Electric Holdings, Inc.	6,806	470,227
Manitowoc Co., Inc.	33,521	740,814
Middleby Corp.*	14,193	1,406,526
Navistar International Corp.*	2,194	73,455
Nordson Corp.	15,949	1,243,384
PACCAR, Inc.	80,472	5,472,901
Pall Corp.	27,195	2,752,406
Parker-Hannifin Corp.	19,666	2,535,931
Pentair plc	3,323	220,714
Proto Labs, Inc.*	82,429	5,535,932
Snap-on, Inc.	2,027	277,172
Stanley Black & Decker, Inc.	4,339	416,891
Timken Co.	1,361	58,087
Toro Co.	13,983	892,255
Trinity Industries, Inc.	29,412	823,830
Valmont Industries, Inc.	406	51,562
WABCO Holdings, Inc.*	14,043	1,471,426
Wabtec Corp.	134,376	11,675,931
Xylem, Inc.	33,023	1,257,186

		82,873,133

Marine (0.0%)
Kirby Corp.*	14,120	1,140,049

Professional Services (0.3%)
Dun & Bradstreet Corp.	3,280	396,749
Equifax, Inc.	16,180	1,308,476
IHS, Inc., Class A*	53,837	6,130,957
Nielsen N.V.	52,153	2,332,804
Robert Half International, Inc.	34,065	1,988,715
Verisk Analytics, Inc., Class A*	41,219	2,640,077

		14,797,778

Road & Rail (1.7%)
AMERCO	1,026	291,651
Avis Budget Group, Inc.*	26,119	1,732,473
Canadian Pacific Railway Ltd.	188,734	36,367,154
Genesee & Wyoming, Inc., Class A*	5,956	535,564
Hertz Global Holdings, Inc.*	110,908	2,766,046
J.B. Hunt Transport Services, Inc.	56,922	4,795,678
Kansas City Southern	50,681	6,184,602
Landstar System, Inc.	11,145	808,347
Norfolk Southern Corp.	16,265	1,782,807
Old Dominion Freight Line, Inc.*	101,260	7,861,826
Swift Transportation Co.*	141,740	4,058,016

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Union Pacific Corp.	224,299	$26,720,740

		93,904,904

Trading Companies & Distributors (0.3%)
Air Lease Corp.	1,676	57,503
Fastenal Co.	73,512	3,496,231
HD Supply Holdings, Inc.*	26,308	775,823
MRC Global, Inc.*	11,480	173,922
MSC Industrial Direct Co., Inc., Class A	11,755	955,094
NOW, Inc.*	2,267	58,330
United Rentals, Inc.*	91,600	9,344,116
Veritiv Corp.*	341	17,687
W.W. Grainger, Inc.	14,439	3,680,357

		18,559,063

Total Industrials		496,960,803

Information Technology (20.5%)
Communications Equipment (0.8%)
Arista Networks, Inc.*	1,151	69,935
ARRIS Group, Inc.*	31,188	941,566
CommScope Holding Co., Inc.*	15,469	353,157
EchoStar Corp., Class A*	2,635	138,337
F5 Networks, Inc.*	18,761	2,447,654
Harris Corp.	5,422	389,408
Juniper Networks, Inc.	23,300	520,056
Motorola Solutions, Inc.	11,132	746,735
Palo Alto Networks, Inc.*	86,997	10,663,222
QUALCOMM, Inc.	417,947	31,066,001
Riverbed Technology, Inc.*	39,808	812,481

		48,148,552

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	77,824	4,187,709
Avnet, Inc.	6,983	300,409
CDW Corp.	21,547	757,808
Cognex Corp.*	142,620	5,894,485
Corning, Inc.	75,224	1,724,886
FLIR Systems, Inc.	77,851	2,515,366
IPG Photonics Corp.*	8,255	618,465
Keysight Technologies, Inc.*	5,953	201,033
National Instruments Corp.	24,657	766,586
TE Connectivity Ltd.	102,320	6,471,740
Trimble Navigation Ltd.*	64,636	1,715,439
Zebra Technologies Corp., Class A*	12,517	968,941

		26,122,867

Internet Software & Services (5.7%)
Akamai Technologies, Inc.*	44,095	2,776,221
Alibaba Group Holding Ltd. (ADR)*	284,541	29,575,192
Baidu, Inc. (ADR)*	42,464	9,680,518
CoStar Group, Inc.*	7,856	1,442,597
eBay, Inc.*	313,812	17,611,129
Equinix, Inc.	13,124	2,975,605
Facebook, Inc., Class A*	1,307,634	102,021,605
Google, Inc., Class A*	104,775	55,599,902
Google, Inc., Class C*	115,107	60,592,325
IAC/InterActiveCorp	7,611	462,673
LinkedIn Corp., Class A*	86,811	19,941,355
NAVER Corp.*	2,522	1,629,263
Pandora Media, Inc.*	102,021	1,819,034

Rackspace Hosting, Inc.*	29,074	1,360,954
Tencent Holdings Ltd.	226,100	3,244,159
Twitter, Inc.*	176,904	6,345,546
VeriSign, Inc.*	27,516	1,568,412
Yelp, Inc.*	62,767	3,435,238
Zillow, Inc., Class A*	7,706	815,988

		322,897,716

IT Services (4.2%)
Accenture plc, Class A	156,656	13,990,947
Alliance Data Systems Corp.*	35,774	10,233,153
Automatic Data Processing, Inc.	119,395	9,953,961
Booz Allen Hamilton Holding Corp.	17,237	457,298
Broadridge Financial Solutions, Inc.	29,905	1,381,013
Cognizant Technology Solutions Corp., Class A*	150,692	7,935,441
Computer Sciences Corp.	2,205	139,025
DST Systems, Inc.	6,100	574,315
Fidelity National Information Services, Inc.	8,854	550,719
Fiserv, Inc.*	94,025	6,672,954
FleetCor Technologies, Inc.*	20,544	3,055,098
Gartner, Inc.*	22,355	1,882,515
Genpact Ltd.*	4,389	83,084
Global Payments, Inc.	16,898	1,364,175
International Business Machines Corp.	234,235	37,580,663
Jack Henry & Associates, Inc.	20,956	1,302,206
MasterCard, Inc., Class A	387,847	33,416,897
Paychex, Inc.	71,838	3,316,760
Sabre Corp.	11,251	228,058
Teradata Corp.*	30,835	1,346,873
Total System Services, Inc.	32,123	1,090,897
Vantiv, Inc., Class A*	229,365	7,780,061
VeriFone Systems, Inc.*	27,635	1,028,022
Visa, Inc., Class A	345,710	90,645,162
Western Union Co.	133,514	2,391,236

		238,400,533

Semiconductors & Semiconductor Equipment (1.7%)
Advanced Micro Devices, Inc.*	153,284	409,268
Altera Corp.	29,042	1,072,812
Analog Devices, Inc.	35,495	1,970,682
Applied Materials, Inc.	201,425	5,019,511
ASML Holding N.V. (N.Y. Shares)	193,621	20,878,153
Atmel Corp.*	104,383	876,295
Avago Technologies Ltd.	61,878	6,224,308
Cree, Inc.*	16,578	534,143
Freescale Semiconductor Ltd.*	24,080	607,538
Intel Corp.	104,809	3,803,519
KLA-Tencor Corp.	37,464	2,634,469
Lam Research Corp.	10,694	848,462
Linear Technology Corp.	58,602	2,672,251
Maxim Integrated Products, Inc.	64,304	2,049,369
Microchip Technology, Inc.	49,622	2,238,448
Micron Technology, Inc.*	558,199	19,542,547
NVIDIA Corp.	22,716	455,456
ON Semiconductor Corp.*	56,148	568,779
Skyworks Solutions, Inc.	46,969	3,415,116
SunEdison, Inc.*	21,281	415,192

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

SunPower Corp.*	1,074	$27,741
Teradyne, Inc.	5,477	108,390
Texas Instruments, Inc.	267,261	14,289,109
Xilinx, Inc.	66,464	2,877,227

		93,538,785

Software (3.4%)
Activision Blizzard, Inc.	81,017	1,632,493
Adobe Systems, Inc.*	123,267	8,961,511
ANSYS, Inc.*	5,313	435,666
Autodesk, Inc.*	44,462	2,670,388
Cadence Design Systems, Inc.*	71,750	1,361,098
CDK Global, Inc.	39,831	1,623,512
Citrix Systems, Inc.*	36,737	2,343,821
Electronic Arts, Inc.*	59,691	2,806,372
FactSet Research Systems, Inc.	10,493	1,476,890
FireEye, Inc.*	17,251	544,787
Fortinet, Inc.*	33,978	1,041,765
Informatica Corp.*	24,499	934,269
Intuit, Inc.	70,310	6,481,879
Microsoft Corp.	1,323,360	61,470,072
Mobileye N.V.*	30,700	1,245,192
NetSuite, Inc.*	35,607	3,887,216
Oracle Corp.	813,298	36,574,011
PTC, Inc.*	29,401	1,077,547
Red Hat, Inc.*	98,573	6,815,337
Salesforce.com, Inc.*	385,235	22,848,288
ServiceNow, Inc.*	164,358	11,151,690
SolarWinds, Inc.*	16,292	811,830
Solera Holdings, Inc.	17,055	872,875
Splunk, Inc.*	29,292	1,726,763
Tableau Software, Inc., Class A*	9,448	800,812
VMware, Inc., Class A*	52,108	4,299,952
Workday, Inc., Class A*	106,913	8,725,170

		194,621,206

Technology Hardware, Storage & Peripherals (4.2%)
3D Systems Corp.*	27,244	895,510
Apple, Inc.	1,986,199	219,236,646
Diebold, Inc.	16,024	555,071
EMC Corp.	50,224	1,493,662
NCR Corp.*	4,024	117,259
NetApp, Inc.	27,891	1,156,082
SanDisk Corp.	26,619	2,608,130
Stratasys Ltd.*	23,855	1,982,589
Western Digital Corp.	69,770	7,723,539

		235,768,488

Total Information Technology		1,159,498,147

Materials (3.1%)
Chemicals (2.8%)
Airgas, Inc.	18,406	2,120,003
Albemarle Corp.	8,034	483,085
Ashland, Inc.	20,400	2,443,104
Axalta Coating Systems Ltd.*	7,313	190,284
Cabot Corp.	1,077	47,237
Celanese Corp.	3,339	200,207
Cytec Industries, Inc.	2,153	99,404
Dow Chemical Co.	47,725	2,176,737
E.I. du Pont de Nemours & Co.	214,658	15,871,813
Eastman Chemical Co.	33,869	2,569,302
Ecolab, Inc.	73,460	7,678,039
FMC Corp.	32,993	1,881,591

Huntsman Corp.	35,099	799,555
International Flavors & Fragrances, Inc.	20,140	2,041,390
LyondellBasell Industries N.V., Class A	103,673	8,230,600
Monsanto Co.	392,858	46,934,745
NewMarket Corp.	2,235	901,890
Platform Specialty Products Corp.*	22,417	520,523
PPG Industries, Inc.	34,242	7,915,038
Praxair, Inc.	72,547	9,399,189
Rayonier Advanced Materials, Inc.	1,291	28,789
Rockwood Holdings, Inc.	1,162	91,566
RPM International, Inc.	30,610	1,552,233
Scotts Miracle-Gro Co., Class A	11,112	692,500
Sherwin-Williams Co.	137,766	36,237,969
Sigma-Aldrich Corp.	13,544	1,859,185
Valspar Corp.	20,965	1,813,053
W.R. Grace & Co.*	16,298	1,554,666
Westlake Chemical Corp.	8,692	530,994

		156,864,691

Construction Materials (0.1%)
Eagle Materials, Inc.	12,405	943,152
Martin Marietta Materials, Inc.	27,590	3,043,729

		3,986,881

Containers & Packaging (0.2%)
AptarGroup, Inc.	3,696	247,041
Avery Dennison Corp.	8,203	425,572
Ball Corp.	34,538	2,354,455
Crown Holdings, Inc.*	34,344	1,748,110
Owens-Illinois, Inc.*	24,606	664,116
Packaging Corp. of America	24,362	1,901,454
Sealed Air Corp.	53,499	2,269,962
Silgan Holdings, Inc.	10,824	580,166

		10,190,876

Metals & Mining (0.0%)
Carpenter Technology Corp.	834	41,075
Compass Minerals International, Inc.	8,315	721,992
Southern Copper Corp.	36,141	1,019,176
Tahoe Resources, Inc.	3,277	45,452
TimkenSteel Corp.	676	25,032

		1,852,727

Paper & Forest Products (0.0%)
International Paper Co.	16,647	891,946

Total Materials		173,787,121

Telecommunication Services (1.3%)
Diversified Telecommunication Services (0.9%)
CenturyLink, Inc.	8,676	343,396
Level 3 Communications, Inc.*	67,989	3,357,297
Verizon Communications, Inc.	1,025,405	47,968,446
Windstream Holdings, Inc.	139,779	1,151,779
Zayo Group Holdings, Inc.*	1,274	38,946

		52,859,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.4%)
SBA Communications Corp., Class A*	154,668	$17,131,028
SoftBank Corp. (ADR)	104,300	3,097,710

		20,228,738

Total Telecommunication Services		73,088,602

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	36,875	1,490,856

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	13,759	304,487

Multi-Utilities (0.0%)
Dominion Resources, Inc.	8,799	676,643

Total Utilities		2,471,986

Total Common Stocks (74.7%) (Cost $2,855,462,738)		4,218,275,669

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(5.3%)
iShares® Core S&P 500 ETF	5,579	1,154,295
iShares® Morningstar Large-Cap ETF	10,023	1,238,141
iShares® Morningstar Large-Cap Growth ETF‡	597,565	67,608,504
iShares® Morningstar Large-Cap Value ETF	25,268	2,163,951
iShares® Russell 1000 ETF	3,225	369,682
iShares® Russell 1000 Growth ETF	1,009,673	96,534,836

iShares® Russell 1000 Value ETF	52,290	5,459,076
iShares® S&P 100 ETF	2,587	235,262
iShares® S&P 500 Growth ETF	542,750	60,570,900
iShares® S&P 500 Value ETF	6,504	609,880
Vanguard Growth ETF	608,722	63,544,490
Vanguard Large-Cap ETF	600	56,634
Vanguard Value ETF	29,200	2,467,108

Total Investment Companies (5.3%) (Cost $177,147,024)		302,012,759

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49(b)*† (Cost $—)	306	—

Total Investments (80.0%) (Cost $3,032,609,762)		4,520,288,428
Other Assets Less Liabilities (20.0%)		1,128,642,024

Net Assets (100%)		$5,648,930,452

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
iShares® Morningstar Large-Cap Growth ETF	$49,861,513	$20,831,412	$9,101,901	$67,608,504	$505,041	$149,036

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	2,640	March-15	$226,307,796	$223,489,200	$(2,818,596)
S&P 500 E-Mini Index	8,571	March-15	875,825,699	879,556,020	3,730,321

					$911,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$886,233,531	$2,368,572	$—		$888,602,103
Consumer Staples	300,328,223	—	—		300,328,223
Energy	146,477,743	—	—		146,477,743
Financials	264,308,255	—	—		264,308,255
Health Care	712,752,686	—	—		712,752,686
Industrials	496,960,803	—	—		496,960,803
Information Technology	1,154,624,725	4,873,422	—		1,159,498,147
Materials	173,787,121	—	—		173,787,121
Telecommunication Services	73,088,602	—	—		73,088,602
Utilities	2,471,986	—	—		2,471,986
Futures	3,730,321	—	—		3,730,321
Investment Companies
Exchange Traded Funds (ETFs)	302,012,759	—	—		302,012,759
Rights
Health Care	—	—	—	(b)	—

Total Assets	$4,516,776,755	$7,241,994	$—		$4,524,018,749

Liabilities:
Futures	$(2,818,596)	$—	$—		$(2,818,596)

Total Liabilities	$(2,818,596)	$—	$—		$(2,818,596)

Total	$4,513,958,159	$7,241,994	$—		$4,521,200,153

(a)	A security with a market value of $3,347,582 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,730,321	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(2,818,596	)*

Total

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(205)	$(205)
Equity contracts	168,989,312	—	168,989,312

Total	$168,989,312	$(205)	$168,989,107

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^		Futures	Total
Equity contracts		$(22,727,570)	$(22,727,570)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,048,576,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,526,230,968
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,294,938,917

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,497,835,675
Aggregate gross unrealized depreciation	(38,980,764)

Net unrealized appreciation	$1,458,854,911

Federal income tax cost of investments	$3,061,433,517

For the year ended December 31, 2014, the Portfolio incurred approximately $3,144 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $39,479,420)	$67,608,504
Unaffiliated Issuers (Cost $2,993,130,342)	4,452,679,924
Cash	1,104,098,177
Cash held as collateral at broker	51,451,000
Receivable for securities sold	7,417,435
Dividends, interest and other receivables	3,467,207
Receivable from Separate Accounts for Trust shares sold	447,935
Other assets	19,847

Total assets	5,687,190,029

LIABILITIES
Payable for securities purchased	18,828,662
Due to broker for futures variation margin	13,056,807
Investment management fees payable	2,199,501
Payable to Separate Accounts for Trust shares redeemed	2,056,372
Distribution fees payable – Class IB	957,885
Administrative fees payable	599,877
Trustees’ fees payable	14,019
Distribution fees payable – Class IA	10,683
Accrued expenses	535,771

Total liabilities	38,259,577

NET ASSETS	$5,648,930,452

Net assets were comprised of:
Paid in capital	$4,260,149,196
Accumulated undistributed net investment income (loss)	1,163,654
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(100,971,551)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,488,589,153

Net assets	$5,648,930,452

Class IA
Net asset value, offering and redemption price per share, $50,675,592 / 1,831,639 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.67

Class IB
Net asset value, offering and redemption price per share, $4,486,130,214 / 165,824,817 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.05

Class K
Net asset value, offering and redemption price per share, $1,112,124,646 / 40,198,647 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014 (ae)

INVESTMENT INCOME
Dividends ($505,041 of dividend income received from affiliates) (net of $49,665 foreign withholding tax)	$56,330,052
Interest	1,009,172

Total income	57,339,224

EXPENSES
Investment management fees	24,730,044
Distribution fees – Class IB	10,718,098
Administrative fees	7,057,909
Printing and mailing expenses	544,347
Custodian fees	320,500
Professional fees	198,379
Trustees’ fees	139,362
Distribution fees – Class IA	80,274
Miscellaneous	126,713

Total expenses	43,915,626

NET INVESTMENT INCOME (LOSS)	13,423,598

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($149,036 of realized gain (loss) from affiliates)	292,471,586
Futures	168,989,312
Foreign currency transactions	(16,154)

Net realized gain (loss)	461,444,744

Change in unrealized appreciation (depreciation) on:
Investments ($6,017,480 of change in unrealized appreciation (depreciation) from affiliates)	120,209,306
Futures	(22,727,570)
Foreign currency translations	(1,397)

Net change in unrealized appreciation (depreciation)	97,480,339

NET REALIZED AND UNREALIZED GAIN (LOSS)	558,925,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$572,348,681

(ae)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Growth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014 (ae)	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,423,598	$10,745,241
Net realized gain (loss) on investments, futures and foreign currency transactions	461,444,744	341,731,327
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	97,480,339	756,949,523

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	572,348,681	1,109,426,091

DIVIDENDS:
Dividends from net investment income
Class IA	(93,477)	(19,678)
Class IB	(8,391,516)	(6,387,750)
Class K	(4,864,247)	(4,523,945)

TOTAL DIVIDENDS:	(13,349,240)	(10,931,373)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 186,343 and 159,271 shares, respectively ]	4,904,293	3,547,989
Capital shares issued in connection with merger (Note 9) [ 1,321,792 and 0 shares, respectively ]	34,529,396	—
Capital shares issued in reinvestment of dividends [ 3,368 and 807 shares, respectively ]	93,477	19,678
Capital shares repurchased [ (211,518) and (132,528) shares, respectively ]	(5,516,803)	(2,965,553)

Total Class IA transactions	34,010,363	602,114

Class IB
Capital shares sold [ 2,114,515 and 3,246,288 shares, respectively ]	53,915,734	67,580,193
Capital shares sold in-kind (Note 9)[ 0 and 142,273,135 shares, respectively ]	—	2,976,866,788
Capital shares issued in connection with merger (Note 9) [ 19,245,010 and 0 shares, respectively ]	491,600,198	—
Capital shares issued in reinvestment of dividends [ 309,197 and 267,876 shares, respectively ]	8,391,516	6,387,750
Capital shares repurchased [ (28,954,320) and (24,029,057) shares, respectively ]	(731,999,026)	(527,183,638)

Total Class IB transactions	(178,091,578)	2,523,651,093

Class K
Capital shares sold [ 2,135,106 and 400,812 shares, respectively ]	55,231,813	8,553,643
Capital shares sold in-kind (Note 9)[ 0 and 29 shares, respectively ]	—	598
Capital shares issued in connection with merger (Note 9) [ 1,147,384 and 0 shares, respectively ]	30,007,546	—
Capital shares issued in reinvestment of dividends [ 175,279 and 185,534 shares, respectively ]	4,864,247	4,523,945
Capital shares repurchased [ (9,545,993) and (7,189,605) shares, respectively ]	(248,024,784)	(156,274,506)

Total Class K transactions	(157,921,178)	(143,196,320)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(302,002,393)	2,381,056,887

TOTAL INCREASE (DECREASE) IN NET ASSETS	256,997,048	3,479,551,605
NET ASSETS:
Beginning of year	5,391,933,404	1,912,381,799

End of year (a)	$5,648,930,452	$5,391,933,404

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,163,654	$819,458

(ae)On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Growth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.95	$18.46	$16.33	$17.00	$14.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.05	0.10	0.11	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.71	6.48	2.14	(0.67)	2.05

Total from investment operations	2.77	6.53	2.24	(0.56)	2.15

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.11)	(0.11)	(0.10)

Net asset value, end of year	$27.67	$24.95	$18.46	$16.33	$17.00

Total return	11.11%	35.36%	13.70%	(3.27)%	14.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$50,676	$13,266	$9,305	$8,697	$1,097,259
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.90%	0.93%	0.67%	0.68%
After waivers, reimbursements and fees paid indirectly (f)	0.87%	0.89%	0.93%	0.67%	0.68%
Before waivers, reimbursements and fees paid indirectly (f)	0.87%	0.90%	0.93%	0.68%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.22%	0.24%	0.54%	0.61%	0.65%
After waivers, reimbursements and fees paid indirectly (f)	0.22%	0.24%	0.54%	0.61%	0.65%
Before waivers, reimbursements and fees paid indirectly (f)	0.22%	0.24%	0.54%	0.61%	0.64%
Portfolio turnover rate^	35%	40%	28%	39%	39%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.40	$18.05	$15.96	$16.64	$14.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.05	0.10	0.06	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.65	6.34	2.10	(0.67)	2.05

Total from investment operations	2.70	6.39	2.20	(0.61)	2.11

Less distributions:
Dividends from net investment income	(0.05)	(0.04)	(0.11)	(0.07)	(0.06)

Net asset value, end of year	$27.05	$24.40	$18.05	$15.96	$16.64

Total return	11.07%	35.39%	13.76%	(3.66)%	14.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,486,130	$4,223,748	$926,855	$911,391	$699,946
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.90%	0.93%	0.92%	0.93	%(c)
After waivers, reimbursements and fees paid indirectly (f)	0.86%	0.89%	0.93%	0.92%	0.93	%(c)
Before waivers, reimbursements and fees paid indirectly (f)	0.86%	0.90%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.20%	0.22%	0.54%	0.35%	0.43%
After waivers, reimbursements and fees paid indirectly (f)	0.20%	0.22%	0.54%	0.35%	0.43%
Before waivers, reimbursements and fees paid indirectly (f)	0.20%	0.22%	0.54%	0.34%	0.42%
Portfolio turnover rate^	35%	40%	28%	39%	39%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO (ae)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$24.95	$18.46	$16.32	$15.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	2.72	6.48	2.16	0.57

Total from investment operations	2.84	6.59	2.30	0.63

Less distributions:
Dividends from net investment income	(0.12)	(0.10)	(0.16)	(0.11)

Net asset value, end of period	$27.67	$24.95	$18.46	$16.32

Total return (b)	11.39%	35.70%	14.06%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,112,125	$1,154,919	$976,222	$1,097,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.61%	0.65%	0.68%	0.68%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.61%	0.64%	0.68%	0.68%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.61%	0.65%	0.68%	0.68%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.45%	0.49%	0.78%	1.06%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.45%	0.49%	0.78%	1.07%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.45%	0.49%	0.78%	1.06%
Portfolio turnover rate^	35%	40%	28%	39%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(ae)	On June 20, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/Equity Gorwth PLUS Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 20, 2014 represents the results of operations of the AXA Large Cap Growth Managed Volatiltiy Portfolio.

See Notes to Financial Statements.

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.25%	13.11%	4.59%
Portfolio – Class IB Shares	12.20	13.01	4.39
Portfolio – Class K Shares***	12.46	N/A	19.59
Russell 1000® Value Index	13.45	15.42	7.30
VMI – LCV	13.60	14.76	9.31
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.20% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 1000® Value Index, and the VMI — LCV returned 13.45% and 13.60%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	An overweight in the Information Technology sector contributed to relative returns. Within the sector, overweighting Apple Inc. and Electronic Arts Inc. was beneficial.

•

An underweight allocation to the Energy sector contributed to performance relative to the benchmark. An underweight position in integrated oil and gas company Exxon Mobil and oil and gas company Chevron Corp. supported relative returns.

•	An underweight in the Industrials sector added to relative returns, including underweighting weak-performing diversified industrial conglomerate General Electric.

•	A positive contribution came from Kroger Co. in the consumer-cyclicals sector.

What hurt performance during the year:

•	Overall, both sector selection and stock selection were negative for the year.

•	Within Financials, an overweight in Genworth Holdings, Inc. and underweighting shares of strong-performing investment firm Berkshire Hathaway detracted from relative results.

•	Within Consumer Discretionary, media company Viacom, which was not a constituent of the benchmark, was a notable detractor.

•	Within Energy, a relative overweight in Marathon Oil Corp. detracted.

•	Within Information Technology, underweighting shares of semiconductor firm Intel detracted from relative results.

•	An underweight to Utilities sector detracted from relative performance.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	26.7%
Health Care	13.5
Information Technology	10.8
Energy	10.2
Industrials	9.2
Consumer Discretionary	7.8
Consumer Staples	7.3
Utilities	5.0
Materials	2.7
Telecommunication Services	2.2
Exchange Traded Funds	0.9
Cash and Other	3.7

100.0%

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.
Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,042.96	$4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class IB
Actual	1,000.00	1,043.03	4.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class K
Actual	1,000.00	1,043.58	3.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.8%)
Auto Components (0.6%)
Delphi Automotive plc	43,011	$3,127,760
Gentex Corp.	22,951	829,220
Johnson Controls, Inc.	273,841	13,237,474
Lear Corp.	117,014	11,476,733
TRW Automotive Holdings Corp.*	42,517	4,372,873
Visteon Corp.*	18,600	1,987,596

		35,031,656

Automobiles (1.1%)
Ford Motor Co.	2,137,920	33,137,760
General Motors Co.	864,132	30,166,848

		63,304,608

Distributors (0.0%)
Genuine Parts Co.	3,762	400,916

Diversified Consumer Services (0.1%)
Apollo Education Group, Inc.*	37,095	1,265,311
DeVry Education Group, Inc.	24,288	1,152,951
Graham Holdings Co., Class B	1,726	1,490,764
Service Corp. International	18,140	411,778
ServiceMaster Global Holdings, Inc.*	5,555	148,707

		4,469,511

Hotels, Restaurants & Leisure (0.6%)
Aramark	1,130	35,200
Carnival Corp.	162,862	7,382,534
Choice Hotels International, Inc.	12,402	694,760
Darden Restaurants, Inc.	50,732	2,974,417
Hyatt Hotels Corp., Class A*	14,992	902,668
International Game Technology	94,700	1,633,575
Marriott International, Inc., Class A	10,749	838,744
McDonald’s Corp.	101,805	9,539,129
MGM Resorts International*	130,762	2,795,692
Norwegian Cruise Line Holdings Ltd.*	2,482	116,058
Royal Caribbean Cruises Ltd.	63,686	5,249,637
Starwood Hotels & Resorts Worldwide, Inc.	40,549	3,287,307
Wendy’s Co.	105,392	951,690

		36,401,411

Household Durables (0.7%)
D.R. Horton, Inc.	100,065	2,530,644
Garmin Ltd.	50,012	2,642,134
GoPro, Inc., Class A*	2,921	184,666
Jarden Corp.*	51,450	2,463,426
Leggett & Platt, Inc.	26,891	1,145,825
Lennar Corp., Class A	63,986	2,867,213
Mohawk Industries, Inc.*	23,587	3,664,476
Newell Rubbermaid, Inc.	307,090	11,697,058
PulteGroup, Inc.	239,645	5,142,782
Taylor Morrison Home Corp., Class A*	12,408	234,387
Toll Brothers, Inc.*	68,060	2,332,416

Tupperware Brands Corp.	29,260	$1,843,380
Whirlpool Corp.	27,072	5,244,929

		41,993,336

Internet & Catalog Retail (0.0%)
HomeAway, Inc.*	2,700	80,406
Liberty Interactive Corp.*	94,011	2,765,804

		2,846,210

Leisure Products (0.1%)
Hasbro, Inc.	37,947	2,086,706
Mattel, Inc.	102,342	3,166,973

		5,253,679

Media (2.4%)
Cablevision Systems Corp.-New York Group, Class A	86,140	1,777,930
CBS Corp. (Non-Voting), Class B	19,035	1,053,397
Clear Channel Outdoor Holdings, Inc., Class A	8,600	91,074
Comcast Corp., Class A	263,006	15,192,335
DISH Network Corp., Class A*	21,800	1,589,002
DreamWorks Animation SKG, Inc., Class A*	28,632	639,353
Gannett Co., Inc.	86,938	2,775,930
Interpublic Group of Cos., Inc.	102,310	2,124,979
John Wiley & Sons, Inc., Class A	16,912	1,001,867
Liberty Broadband Corp.*	27,342	1,364,639
Liberty Global plc*	151,500	7,318,965
Liberty Media Corp.*	109,368	3,839,911
Live Nation Entertainment, Inc.*	27,200	710,192
Madison Square Garden Co., Class A*	23,700	1,783,662
News Corp., Class A*	190,632	2,991,016
Omnicom Group, Inc.	66,677	5,165,467
Regal Entertainment Group, Class A	23,646	505,079
Starz, Class A*	4,368	129,730
Thomson Reuters Corp.	136,236	5,495,760
Time Warner Cable, Inc.	12,620	1,918,997
Time Warner, Inc.	496,451	42,406,844
Time, Inc.	4,741	116,676
Twenty-First Century Fox, Inc., Class A	216,250	8,305,081
Viacom, Inc., Class B	216,273	16,274,543
Walt Disney Co.	234,395	22,077,665

		146,650,094

Multiline Retail (0.8%)
Big Lots, Inc.	15,655	626,513
Dillard’s, Inc., Class A	24,915	3,118,860
Dollar General Corp.*	111,260	7,866,082
Family Dollar Stores, Inc.	2,100	166,341
J.C. Penney Co., Inc.*	116,777	756,715
Kohl’s Corp.	92,815	5,665,427
Macy’s, Inc.	69,736	4,585,142
Sears Holdings Corp.*	2,268	74,799
Target Corp.	312,582	23,728,100

		46,587,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Specialty Retail (1.3%)
Aaron’s, Inc.	20,242	$618,798
Abercrombie & Fitch Co., Class A	23,907	684,696
Advance Auto Parts, Inc.	16,306	2,597,220
Ascena Retail Group, Inc.*	49,883	626,530
Bed Bath & Beyond, Inc.*	60,537	4,611,103
Best Buy Co., Inc.	77,161	3,007,736
Cabela’s, Inc.*	17,000	896,070
CarMax, Inc.*	26,300	1,751,054
Chico’s FAS, Inc.	32,851	532,515
CST Brands, Inc.	4,204	183,336
Dick’s Sporting Goods, Inc.	30,600	1,519,290
DSW, Inc., Class A	28,744	1,072,151
Foot Locker, Inc.	177,305	9,960,995
GameStop Corp., Class A	213,596	7,219,545
Gap, Inc.	87,940	3,703,153
GNC Holdings, Inc., Class A	236,500	11,106,040
Home Depot, Inc.	60,900	6,392,673
L Brands, Inc.	69,005	5,972,383
Lowe’s Cos., Inc.	36,280	2,496,064
Michaels Cos., Inc.*	4,100	101,393
Murphy USA, Inc.*	9,530	656,236
Office Depot, Inc.*	608,485	5,217,759
Penske Automotive Group, Inc.	9,100	446,537
Sally Beauty Holdings, Inc.*	16,000	491,840
Signet Jewelers Ltd.	9,697	1,275,834
Staples, Inc.	247,896	4,491,876
TJX Cos., Inc.	25,691	1,761,889
Urban Outfitters, Inc.*	11,400	400,482

		79,795,198

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc., Class B	27,500	2,644,125
PVH Corp.	3,982	510,373
Ralph Lauren Corp.	5,600	1,036,896

		4,191,394

Total Consumer Discretionary		466,925,992

Consumer Staples (7.3%)
Beverages (0.3%)
Constellation Brands, Inc., Class A*	4,248	417,026
Diageo plc	202,624	5,811,485
Dr. Pepper Snapple Group, Inc.	11,825	847,616
Molson Coors Brewing Co., Class B	52,122	3,884,132
PepsiCo, Inc.	90,900	8,595,504

		19,555,763

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	9,800	1,389,150
CVS Health Corp.	611,942	58,936,134
Kroger Co.	425,130	27,297,597
Rite Aid Corp.*	123,700	930,224
Safeway, Inc.	86,983	3,054,843
Sysco Corp.	140,050	5,558,585
Walgreens Boots Alliance, Inc.	90,706	6,911,797

Wal-Mart Stores, Inc.	593,074	$50,933,195
Whole Foods Market, Inc.	79,600	4,013,432

		159,024,957

Food Products (1.6%)
Archer-Daniels-Midland Co.	226,369	11,771,188
Bunge Ltd.	56,414	5,128,597
Campbell Soup Co.	22,251	979,044
ConAgra Foods, Inc.	161,420	5,856,318
Danone S.A.	45,649	3,003,087
General Mills, Inc.	144,416	7,701,705
Hain Celestial Group, Inc.*	3,200	186,528
Ingredion, Inc.	86,148	7,308,796
J.M. Smucker Co.	39,771	4,016,075
Kellogg Co.	43,016	2,814,967
Kraft Foods Group, Inc.	39,300	2,462,538
Mondelez International, Inc., Class A	739,602	26,866,043
Nestle S.A. (Registered)	96,225	7,053,441
Pilgrim’s Pride Corp.*	21,000	688,590
Pinnacle Foods, Inc.	20,781	733,569
Tyson Foods, Inc., Class A	163,486	6,554,154

		93,124,640

Household Products (1.9%)
Clorox Co.	8,477	883,388
Colgate-Palmolive Co.	57,000	3,943,830
Energizer Holdings, Inc.	46,318	5,954,642
Kimberly-Clark Corp.	61,681	7,126,623
Procter & Gamble Co.	1,060,895	96,636,925

		114,545,408

Personal Products (0.0%)
Avon Products, Inc.	98,600	925,854
Coty, Inc., Class A*	5,685	117,452
Nu Skin Enterprises, Inc., Class A	29,840	1,304,008

		2,347,314

Tobacco (0.8%)
Altria Group, Inc.	159,833	7,874,972
Imperial Tobacco Group plc	19,987	875,293
Lorillard, Inc.	71,483	4,499,140
Philip Morris International, Inc.	427,620	34,829,649
Reynolds American, Inc.	28,958	1,861,131

		49,940,185

Total Consumer Staples		438,538,267

Energy (10.2%)
Energy Equipment & Services (0.6%)
Atwood Oceanics, Inc.*	19,224	545,385
Baker Hughes, Inc.	166,810	9,353,037
Cameron International Corp.*	28,312	1,414,184
Diamond Offshore Drilling, Inc.	25,703	943,557
Frank’s International N.V.	11,357	188,867
Halliburton Co.	6,470	254,465
Helmerich & Payne, Inc.	11,983	807,894
Nabors Industries Ltd.	102,725	1,333,370
National Oilwell Varco, Inc.	167,405	10,970,050
Noble Corp. plc	9,640	159,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oil States International, Inc.*	18,014	$880,885
Patterson-UTI Energy, Inc.	27,049	448,743
Rowan Cos., plc, Class A	47,646	1,111,105
Schlumberger Ltd.	32,833	2,804,266
Seadrill Ltd.	95,200	1,136,688
Seventy Seven Energy, Inc.*	11,105	60,078
Superior Energy Services, Inc.	55,962	1,127,634
Tidewater, Inc.	19,083	618,480
Unit Corp.*	17,803	607,082

		34,765,505

Oil, Gas & Consumable Fuels (9.6%)
Anadarko Petroleum Corp.	179,506	14,809,245
Apache Corp.	366,063	22,941,168
California Resources Corp.*	120,496	663,933
Chesapeake Energy Corp.	155,483	3,042,802
Chevron Corp.	840,456	94,282,354
Cimarex Energy Co.	29,372	3,113,432
Cobalt International Energy, Inc.*	12,363	109,907
ConocoPhillips Co.	470,753	32,510,202
CONSOL Energy, Inc.	88,130	2,979,675
CVR Energy, Inc.	3,500	135,485
Denbury Resources, Inc.	134,824	1,096,119
Devon Energy Corp.	156,441	9,575,754
Energen Corp.	27,888	1,778,139
EOG Resources, Inc.	27,201	2,504,396
EP Energy Corp., Class A*	12,669	132,264
EQT Corp.	5,513	417,334
Exxon Mobil Corp.	1,908,837	176,471,981
Golar LNG Ltd.	16,818	613,352
Gulfport Energy Corp.*	144,563	6,034,060
Hess Corp.	236,605	17,466,181
HollyFrontier Corp.	62,192	2,330,956
Kinder Morgan, Inc.	376,118	15,913,553
Laredo Petroleum Holdings, Inc.*	3,556	36,805
Marathon Oil Corp.	901,683	25,508,612
Marathon Petroleum Corp.	204,084	18,420,622
Memorial Resource Development Corp.*	9,350	168,580
Murphy Oil Corp.	178,222	9,003,775
Newfield Exploration Co.*	52,231	1,416,505
Noble Energy, Inc.	39,694	1,882,686
Occidental Petroleum Corp.	474,441	38,244,689
ONEOK, Inc.	37,444	1,864,337
PBF Energy, Inc., Class A	18,118	482,664
Peabody Energy Corp.	103,940	804,496
Phillips 66	128,019	9,178,962
QEP Resources, Inc.	60,203	1,217,305
Rice Energy, Inc.*	1,262	26,464
SandRidge Energy, Inc.*	189,514	344,915
SM Energy Co.	15,603	601,964
Spectra Energy Corp.	257,126	9,333,674
Suncor Energy, Inc.	304,103	9,664,393
Teekay Corp.	9,393	478,010
Tesoro Corp.	28,233	2,099,124
Total S.A. (ADR)	83,834	4,292,301
Ultra Petroleum Corp.*	41,102	540,902
Valero Energy Corp.	588,322	29,121,939
Whiting Petroleum Corp.*	40,948	1,351,284

World Fuel Services Corp.	21,490	$1,008,526
WPX Energy, Inc.*	77,503	901,360

		576,917,186

Total Energy		611,682,691

Financials (26.7%)
Banks (10.3%)
Associated Banc-Corp.	61,084	1,137,995
Bank of America Corp.	4,845,735	86,690,199
Bank of Hawaii Corp.	17,028	1,009,931
BankUnited, Inc.	38,908	1,127,165
BB&T Corp.	275,490	10,713,806
BOK Financial Corp.	10,444	627,058
CIT Group, Inc.	74,108	3,544,586
Citigroup, Inc.	1,661,621	89,910,312
Citizens Financial Group, Inc.	61,662	1,532,917
City National Corp./California	18,239	1,473,894
Comerica, Inc.	69,651	3,262,453
Commerce Bancshares, Inc./Missouri	32,752	1,424,367
Cullen/Frost Bankers, Inc.	20,267	1,431,661
East West Bancorp, Inc.	54,929	2,126,302
Fifth Third Bancorp	326,024	6,642,739
First Horizon National Corp.	90,692	1,231,597
First Niagara Financial Group, Inc.	136,264	1,148,705
First Republic Bank/California	52,713	2,747,402
Fulton Financial Corp.	72,361	894,382
Huntington Bancshares, Inc./Ohio	317,301	3,338,007
JPMorgan Chase & Co.	2,280,567	142,717,883
KeyCorp	571,221	7,939,972
M&T Bank Corp.	50,471	6,340,167
PacWest Bancorp	39,100	1,777,486
PNC Financial Services Group, Inc.	243,887	22,249,811
Popular, Inc.*	39,640	1,349,742
Regions Financial Corp.	1,020,916	10,780,873
Signature Bank/New York*	1,317	165,889
SunTrust Banks, Inc./Georgia	204,257	8,558,368
SVB Financial Group*	17,650	2,048,635
Synovus Financial Corp.	53,220	1,441,730
TCF Financial Corp.	63,836	1,014,354
U.S. Bancorp/Minnesota	871,217	39,161,204
Wells Fargo & Co.	2,667,765	146,246,877
Zions Bancorp	70,814	2,018,907

		615,827,376

Capital Markets (2.9%)
Ameriprise Financial, Inc.	47,363	6,263,757
Bank of New York Mellon Corp.	569,594	23,108,429
BlackRock, Inc.	42,302	15,125,503
Charles Schwab Corp.	359,866	10,864,354
E*TRADE Financial Corp.*	110,551	2,681,414
Federated Investors, Inc., Class B	9,489	312,473
Franklin Resources, Inc.	127,220	7,044,171
Goldman Sachs Group, Inc.	215,512	41,772,691
Interactive Brokers Group, Inc., Class A	20,594	600,521
Invesco Ltd.	140,507	5,552,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

KKR & Co. L.P.	5,500	$127,655
Legg Mason, Inc.	24,215	1,292,354
Morgan Stanley	768,627	29,822,728
Northern Trust Corp.	90,654	6,110,080
NorthStar Asset Management Group, Inc.	55,300	1,248,121
Raymond James Financial, Inc.	47,830	2,740,181
SEI Investments Co.	3,199	128,088
State Street Corp.	238,150	18,694,775
TD Ameritrade Holding Corp.	12,853	459,880

		173,950,012

Consumer Finance (1.6%)
Ally Financial, Inc.*	10,800	255,096
Capital One Financial Corp.	556,849	45,967,885
Discover Financial Services	542,296	35,514,965
Navient Corp.	161,993	3,500,669
Santander Consumer USA Holdings, Inc.	31,295	613,695
SLM Corp.	950,387	9,684,443
Synchrony Financial*	14,512	431,732

		95,968,485

Diversified Financial Services (2.5%)
Berkshire Hathaway, Inc., Class B*	701,721	105,363,408
CME Group, Inc./Illinois	122,208	10,833,739
Intercontinental Exchange, Inc.	29,753	6,524,536
Leucadia National Corp.	118,105	2,647,914
McGraw Hill Financial, Inc.	39,445	3,509,816
Moody’s Corp.	6,964	667,221
MSCI, Inc.	24,955	1,183,865
NASDAQ OMX Group, Inc.	360,885	17,308,045
Voya Financial, Inc.	55,061	2,333,485

		150,372,029

Insurance (6.0%)
ACE Ltd.	200,837	23,072,155
Aflac, Inc.	180,335	11,016,665
Alleghany Corp.*	6,334	2,935,809
Allied World Assurance Co. Holdings AG	37,770	1,432,238
Allstate Corp.	343,910	24,159,678
American Financial Group, Inc./Ohio	112,325	6,820,374
American International Group, Inc.	703,250	39,389,033
American National Insurance Co.	2,779	317,529
Aon plc	160,584	15,228,181
Arch Capital Group Ltd.*	51,364	3,035,612
Arthur J. Gallagher & Co.	3,300	155,364
Aspen Insurance Holdings Ltd.	70,024	3,064,950
Assurant, Inc.	54,383	3,721,429
Assured Guaranty Ltd.	68,792	1,787,904
Axis Capital Holdings Ltd.	41,294	2,109,710
Brown & Brown, Inc.	43,562	1,433,625
Chubb Corp.	152,746	15,804,629
Cincinnati Financial Corp.	62,721	3,250,829
CNA Financial Corp.	10,122	391,823
CNO Financial Group, Inc.	86,450	1,488,669
Endurance Specialty Holdings Ltd.	17,134	1,025,299

Everest Reinsurance Group Ltd.	17,675	$3,010,053
FNF Group	99,318	3,421,505
FNFV Group*	33,102	521,025
Genworth Financial, Inc., Class A*	766,938	6,518,973
Hanover Insurance Group, Inc.	16,901	1,205,379
Hartford Financial Services Group, Inc.	367,709	15,329,788
HCC Insurance Holdings, Inc.	38,244	2,046,819
Lincoln National Corp.	270,163	15,580,300
Loews Corp.	124,840	5,245,777
Markel Corp.*	5,449	3,720,795
Marsh & McLennan Cos., Inc.	68,672	3,930,785
MBIA, Inc.*	54,223	517,287
Mercury General Corp.	10,241	580,357
MetLife, Inc.	558,313	30,199,150
Old Republic International Corp.	99,891	1,461,405
PartnerReinsurance Ltd.	79,566	9,080,868
Principal Financial Group, Inc.	112,797	5,858,676
ProAssurance Corp.	22,770	1,028,066
Progressive Corp.	226,976	6,126,082
Protective Life Corp.	30,211	2,104,196
Prudential Financial, Inc.	305,354	27,622,323
Reinsurance Group of America, Inc.	19,145	1,677,485
RenaissanceReinsurance Holdings Ltd. .	15,536	1,510,410
StanCorp Financial Group, Inc.	16,745	1,169,806
Torchmark Corp.	50,521	2,736,723
Travelers Cos., Inc.	230,098	24,355,873
Unum Group	98,653	3,441,017
Validus Holdings Ltd.	34,778	1,445,374
W. R. Berkley Corp.	38,454	1,971,152
White Mountains Insurance Group Ltd. .	2,396	1,509,744
XL Group plc	275,185	9,458,108

		356,026,806

Real Estate Investment Trusts (REITs) (3.2%)
Alexandria Real Estate Equities, Inc. (REIT)	27,506	2,440,882
American Campus Communities, Inc. (REIT)	40,211	1,663,127
American Capital Agency Corp. (REIT)	135,248	2,952,464
American Homes 4 Rent (REIT), Class A	53,508	911,241
American Realty Capital Properties, Inc. (REIT)	348,100	3,150,305
Annaly Capital Management, Inc. (REIT)	363,280	3,927,057
Apartment Investment & Management Co. (REIT), Class A	24,249	900,850
AvalonBay Communities, Inc. (REIT)	49,748	8,128,326
BioMed Realty Trust, Inc. (REIT)	73,745	1,588,467
Boston Properties, Inc. (REIT)	51,675	6,650,056
Brandywine Realty Trust (REIT)	60,144	961,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Brixmor Property Group, Inc. (REIT)	18,421	$457,578
Camden Property Trust (REIT)	32,767	2,419,515
CBL & Associates Properties, Inc. (REIT)	63,855	1,240,064
Chimera Investment Corp. (REIT)	393,880	1,252,538
Columbia Property Trust, Inc. (REIT)	40,700	1,031,745
Corporate Office Properties Trust/Maryland (REIT)	33,497	950,310
Corrections Corp. of America (REIT)	44,589	1,620,364
DDR Corp. (REIT)	115,469	2,120,011
Digital Realty Trust, Inc. (REIT)	51,860	3,438,318
Douglas Emmett, Inc. (REIT)	55,044	1,563,250
Duke Realty Corp. (REIT)	126,239	2,550,028
Equity Commonwealth (REIT)	45,346	1,164,032
Equity LifeStyle Properties, Inc. (REIT)	8,788	453,021
Equity Residential (REIT)	138,539	9,952,642
Essex Property Trust, Inc. (REIT)	24,009	4,960,259
Federal Realty Investment Trust (REIT)	8,722	1,164,038
Gaming and Leisure Properties, Inc. (REIT)	26,932	790,185
General Growth Properties, Inc. (REIT)	217,325	6,113,352
HCP, Inc. (REIT)	175,609	7,732,064
Health Care REIT, Inc. (REIT)	55,212	4,177,892
Healthcare Trust of America, Inc. (REIT), Class A	39,998	1,077,533
Home Properties, Inc. (REIT)	21,881	1,435,394
Hospitality Properties Trust (REIT)	57,383	1,778,873
Host Hotels & Resorts, Inc. (REIT)	290,138	6,896,580
Iron Mountain, Inc. (REIT)	7,628	294,898
Kilroy Realty Corp. (REIT)	31,488	2,174,876
Kimco Realty Corp. (REIT)	157,372	3,956,332
Liberty Property Trust (REIT)	56,547	2,127,864
Macerich Co. (REIT)	53,909	4,496,550
MFA Financial, Inc. (REIT)	140,557	1,123,050
Mid-America Apartment Communities, Inc. (REIT)	28,738	2,146,154
National Retail Properties, Inc. (REIT)	47,162	1,856,768
NorthStar Realty Finance Corp. (REIT)	55,300	972,174
Omega Healthcare Investors, Inc. (REIT)	32,400	1,265,868
Outfront Media, Inc. (REIT)	211,060	5,664,850
Paramount Group, Inc. (REIT)*	57,774	1,074,019
Piedmont Office Realty Trust, Inc. (REIT), Class A	59,088	1,113,218
Plum Creek Timber Co., Inc. (REIT)	35,200	1,506,208

Post Properties, Inc. (REIT)	20,815	$1,223,298
Prologis, Inc. (REIT)	191,554	8,242,569
Public Storage (REIT)	4,250	785,613
Rayonier, Inc. (REIT)	42,700	1,193,038
Realty Income Corp. (REIT)	84,888	4,050,006
Regency Centers Corp. (REIT)	35,402	2,257,940
Retail Properties of America, Inc. (REIT), Class A	90,697	1,513,733
Senior Housing Properties Trust (REIT)	78,022	1,725,066
Simon Property Group, Inc. (REIT)	30,247	5,508,281
SL Green Realty Corp. (REIT)	36,615	4,357,917
Spirit Realty Capital, Inc. (REIT)	152,833	1,817,184
Tanger Factory Outlet Centers, Inc. (REIT)	13,000	480,480
Taubman Centers, Inc. (REIT)	1,643	125,558
Two Harbors Investment Corp. (REIT)	140,261	1,405,415
UDR, Inc. (REIT)	96,328	2,968,829
Ventas, Inc. (REIT)	59,498	4,266,007
Vornado Realty Trust (REIT)	55,746	6,561,862
Washington Prime Group, Inc. (REIT)	59,473	1,024,125
Weingarten Realty Investors (REIT)	46,816	1,634,815
Weyerhaeuser Co. (REIT)	200,700	7,203,123
WP Carey, Inc. (REIT)	38,053	2,667,515

		190,398,665

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	62,958	1,341,005
Howard Hughes Corp.*	7,999	1,043,230
Jones Lang LaSalle, Inc.	18,839	2,824,531
Realogy Holdings Corp.*	31,707	1,410,644

		6,619,410

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	202,702	2,051,344
Nationstar Mortgage Holdings, Inc.*	600	16,914
New York Community Bancorp, Inc.	169,638	2,714,208
People’s United Financial, Inc.	118,848	1,804,113
TFS Financial Corp.	28,896	430,117

		7,016,696

Total Financials		1,596,179,479

Health Care (13.5%)
Biotechnology (0.3%)
Alkermes plc*	8,000	468,480
Alnylam Pharmaceuticals, Inc.*	3,900	378,300
Amgen, Inc.	15,100	2,405,279
Cubist Pharmaceuticals, Inc.*	1,500	150,975
Gilead Sciences, Inc.*	119,259	11,241,353
Myriad Genetics, Inc.*	3,500	119,210

		14,763,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	693,613	$31,226,457
Alere, Inc.*	31,653	1,202,814
Baxter International, Inc.	153,470	11,247,816
Boston Scientific Corp.*	458,906	6,080,505
CareFusion Corp.*	79,500	4,717,530
Cooper Cos., Inc.	4,764	772,197
Covidien plc	207,843	21,258,182
DENTSPLY International, Inc.	37,487	1,996,933
Halyard Health, Inc.*	3,085	140,275
Hill-Rom Holdings, Inc.	20,465	933,613
Hologic, Inc.*	235,645	6,301,147
Intuitive Surgical, Inc.*	1,100	581,834
Medtronic, Inc.	700,088	50,546,354
Sirona Dental Systems, Inc.*	8,500	742,645
St. Jude Medical, Inc.	84,505	5,495,360
Stryker Corp.	52,042	4,909,122
Teleflex, Inc.	15,898	1,825,408
Zimmer Holdings, Inc.	97,044	11,006,730

		160,984,922

Health Care Providers & Services (3.0%)
Aetna, Inc.	198,676	17,648,389
Anthem, Inc.	197,323	24,797,581
Cardinal Health, Inc.	119,842	9,674,845
Cigna Corp.	107,211	11,033,084
Community Health Systems, Inc.*	226,469	12,211,209
DaVita HealthCare Partners, Inc.*	44,500	3,370,430
Express Scripts Holding Co.*	141,917	12,016,112
HCA Holdings, Inc.*	113,229	8,309,876
Health Net, Inc.*	30,708	1,643,799
Humana, Inc.	59,334	8,522,142
Laboratory Corp. of America Holdings*	40,850	4,407,715
LifePoint Hospitals, Inc.*	17,081	1,228,295
MEDNAX, Inc.*	13,206	873,049
Omnicare, Inc.	37,948	2,767,548
Patterson Cos., Inc.	29,985	1,442,279
Quest Diagnostics, Inc.	223,405	14,981,539
UnitedHealth Group, Inc.	419,654	42,422,823
Universal Health Services, Inc., Class B	26,538	2,952,618
VCA, Inc.*	33,843	1,650,523

		181,953,856

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	43,050	549,749
Life Sciences Tools & Services (0.5%)

Agilent Technologies, Inc.	109,420	4,479,655
Bio-Rad Laboratories, Inc., Class A*	7,983	962,430
Bio-Techne Corp.	7,262	671,009
Charles River Laboratories International, Inc.*	9,726	618,963
Covance, Inc.*	2,100	218,064
PerkinElmer, Inc.	35,204	1,539,471
QIAGEN N.V.*	89,444	2,098,356

Quintiles Transnational Holdings, Inc.*	11,466	$675,003
Thermo Fisher Scientific, Inc.	128,772	16,133,844
VWR Corp.*	5,517	142,725

		27,539,520

Pharmaceuticals (7.0%)
Bristol-Myers Squibb Co.	408,588	24,118,950
Eli Lilly & Co.	377,170	26,020,958
Hospira, Inc.*	279,067	17,092,854
Johnson & Johnson	1,216,889	127,250,083
Mallinckrodt plc*	11,962	1,184,597
Merck & Co., Inc.	1,241,034	70,478,321
Novartis AG (Registered)	14,940	1,373,994
Perrigo Co. plc	39,700	6,636,252
Pfizer, Inc.	4,261,446	132,744,043
Roche Holding AG	4,285	1,161,408
Roche Holding AG (ADR)	39,900	1,356,201
Teva Pharmaceutical Industries Ltd. (ADR)	190,330	10,945,878

		420,363,539

Total Health Care		806,155,183

Industrials (9.2%)
Aerospace & Defense (2.5%)
Alliant Techsystems, Inc.	12,209	1,419,296
Exelis, Inc.	72,673	1,273,958
General Dynamics Corp.	130,008	17,891,701
Honeywell International, Inc.	114,902	11,481,008
Huntington Ingalls Industries, Inc.	2,900	326,134
L-3 Communications Holdings, Inc.	79,693	10,058,053
Lockheed Martin Corp.	66,419	12,790,307
Northrop Grumman Corp.	139,938	20,625,462
Raytheon Co.	207,435	22,438,244
Rockwell Collins, Inc.	6,115	516,595
Spirit AeroSystems Holdings, Inc., Class A*	75,853	3,264,713
Textron, Inc.	107,007	4,506,065
Triumph Group, Inc.	15,342	1,031,289
United Technologies Corp.	390,592	44,918,080
Vectrus, Inc.*	4,037	110,614

		152,651,519

Air Freight & Logistics (0.3%)
FedEx Corp.	64,615	11,221,041
United Parcel Service, Inc., Class B	64,326	7,151,121

		18,372,162

Airlines (0.5%)
Alaska Air Group, Inc.	4,572	273,223
American Airlines Group, Inc.	14,190	761,009
Copa Holdings S.A., Class A	2,800	290,192
Delta Air Lines, Inc.	549,462	27,028,036
Southwest Airlines Co.	66,400	2,810,048

		31,162,508

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Building Products (0.1%)
A.O. Smith Corp.	15,859	$894,606
Fortune Brands Home & Security, Inc.	36,996	1,674,809
Owens Corning, Inc.	45,137	1,616,356

		4,185,771

Commercial Services & Supplies (0.4%)
ADT Corp.	66,738	2,417,918
Cintas Corp.	7,745	607,518
Clean Harbors, Inc.*	6,200	297,910
Covanta Holding Corp.	24,469	538,563
KAR Auction Services, Inc.	31,977	1,108,003
Pitney Bowes, Inc.	42,178	1,027,878
R.R. Donnelley & Sons Co.	68,861	1,157,209
Republic Services, Inc.	101,765	4,096,041
Tyco International plc	134,574	5,902,416
Waste Connections, Inc.	18,682	821,821
Waste Management, Inc.	160,061	8,214,330

		26,189,607

Construction & Engineering (0.1%)
AECOM Technology Corp.*	48,164	1,462,741
Fluor Corp.	23,705	1,437,234
Jacobs Engineering Group, Inc.*	60,735	2,714,247
KBR, Inc.	56,397	955,929
Quanta Services, Inc.*	61,955	1,758,903

		8,329,054

Electrical Equipment (0.4%)
Babcock & Wilcox Co.	42,258	1,280,417
Eaton Corp. plc	237,092	16,112,772
Emerson Electric Co.	68,035	4,199,801
Hubbell, Inc., Class B	19,046	2,034,684
Regal-Beloit Corp.	17,293	1,300,434

		24,928,108

Industrial Conglomerates (2.4%)
3M Co.	74,642	12,265,173
Carlisle Cos., Inc.	24,578	2,217,919
Danaher Corp.	244,072	20,919,411
General Electric Co.	4,101,049	103,633,508
Roper Industries, Inc.	21,000	3,283,350

		142,319,361

Machinery (1.5%)
AGCO Corp.	36,051	1,629,505
Caterpillar, Inc.	246,461	22,558,575
Crane Co.	11,874	697,004
Deere & Co.	108,800	9,625,536
Donaldson Co., Inc.	4,754	183,647
Dover Corp.	46,938	3,366,393
IDEX Corp.	2,355	183,313
Illinois Tool Works, Inc.	35,725	3,383,158
Ingersoll-Rand plc	94,844	6,012,161
ITT Corp.	153,775	6,221,736
Joy Global, Inc.	38,412	1,786,926
Kennametal, Inc.	30,095	1,077,100
Lincoln Electric Holdings, Inc.	20,300	1,402,527
Navistar International Corp.*	17,541	587,273

Oshkosh Corp.	32,599	$1,585,941
PACCAR, Inc.	11,376	773,682
Parker-Hannifin Corp.	26,738	3,447,865
Pentair plc	94,528	6,278,550
Snap-on, Inc.	19,265	2,634,296
SPX Corp.	16,802	1,443,628
Stanley Black & Decker, Inc.	113,234	10,879,523
Terex Corp.	42,303	1,179,408
Timken Co.	33,839	1,444,249
Trinity Industries, Inc.	13,898	389,283
Valmont Industries, Inc.	9,700	1,231,900
Xylem, Inc.	19,317	735,398

		90,738,577

Professional Services (0.2%)
Dun & Bradstreet Corp.	9,152	1,107,026
Equifax, Inc.	30,599	2,474,541
ManpowerGroup, Inc.	30,508	2,079,730
Nielsen N.V.	27,349	1,223,321
Towers Watson & Co., Class A	24,959	2,824,610

		9,709,228

Road & Rail (0.7%)
AMERCO	1,303	370,391
Canadian National Railway Co.	38,253	2,636,014
Con-way, Inc.	21,904	1,077,239
CSX Corp.	385,008	13,948,840
Genesee & Wyoming, Inc., Class A*	10,739	965,651
Kansas City Southern	9,700	1,183,691
Norfolk Southern Corp.	93,608	10,260,373
Ryder System, Inc.	20,358	1,890,240
Union Pacific Corp.	61,800	7,362,234

		39,694,673

Trading Companies & Distributors (0.1%)
Air Lease Corp.	36,549	1,253,996
GATX Corp.	17,612	1,013,395
MRC Global, Inc.*	21,343	323,347
NOW, Inc.*	37,626	968,117
Veritiv Corp.*	2,682	139,115
WESCO International, Inc.*	17,064	1,300,447

		4,998,417

Total Industrials		553,278,985

Information Technology (10.8%)
Communications Equipment (2.0%)
Arista Networks, Inc.*	581	35,302
Brocade Communications Systems, Inc.	612,255	7,249,099
Cisco Systems, Inc.	3,050,593	84,852,244
EchoStar Corp., Class A*	12,483	655,358
Harris Corp.	84,764	6,087,750
JDS Uniphase Corp.*	88,603	1,215,633
Juniper Networks, Inc.	142,229	3,174,551
Motorola Solutions, Inc.	66,761	4,478,328
QUALCOMM, Inc.	87,370	6,494,212
Telefonaktiebolaget LM Ericsson (ADR)	678,500	8,209,850

		122,452,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	38,208	$2,211,861
Avnet, Inc.	121,452	5,224,865
AVX Corp.	17,843	249,802
Corning, Inc.	453,099	10,389,560
Dolby Laboratories, Inc., Class A	18,336	790,648
FLIR Systems, Inc.	16,235	524,553
Ingram Micro, Inc., Class A*	59,425	1,642,507
Jabil Circuit, Inc.	77,874	1,699,989
Keysight Technologies, Inc.*	54,710	1,847,557
Knowles Corp.*	32,569	767,000
Tech Data Corp.*	14,659	926,889
Vishay Intertechnology, Inc.	51,848	733,649

		27,008,880

Internet Software & Services (0.5%)
AOL, Inc.*	30,603	1,412,940
Google, Inc., Class A*	10,500	5,571,930
Google, Inc., Class C*	10,500	5,527,200
IAC/InterActiveCorp.	16,800	1,021,272
Yahoo!, Inc.*	362,300	18,299,773

		31,833,115

IT Services (1.3%)
Accenture plc, Class A	109,816	9,807,667
Amdocs Ltd.	61,343	2,861,958
Booz Allen Hamilton Holding Corp.	101,221	2,685,393
Computer Sciences Corp.	52,170	3,289,318
CoreLogic, Inc.*	35,125	1,109,599
DST Systems, Inc.	2,140	201,481
Fidelity National Information Services, Inc.	131,577	8,184,089
Fiserv, Inc.*	42,601	3,023,393
Genpact Ltd.*	54,500	1,031,685
International Business Machines Corp.	72,890	11,694,472
Leidos Holdings, Inc.	24,584	1,069,896
MasterCard, Inc., Class A	56,308	4,851,497
Paychex, Inc.	13,570	626,527
Teradata Corp.*	12,700	554,736
Total System Services, Inc.	54,086	1,836,761
Western Union Co.	146,774	2,628,722
Xerox Corp.	1,391,015	19,279,468

		74,736,662

Semiconductors & Semiconductor Equipment (2.2%)
Altera Corp.	75,167	2,776,669
Analog Devices, Inc.	65,495	3,636,282
Applied Materials, Inc.	419,910	10,464,157
Broadcom Corp., Class A	205,009	8,883,040
Cree, Inc.*	21,100	679,842
First Solar, Inc.*	28,094	1,252,852
Freescale Semiconductor Ltd.*	3,128	78,919
Intel Corp.	2,010,346	72,955,456
KLA-Tencor Corp.	5,563	391,190
Lam Research Corp.	45,664	3,622,982
Marvell Technology Group Ltd.	155,600	2,256,200
Maxim Integrated Products, Inc.	8,800	280,456

Micron Technology, Inc.*	161,745	$5,662,693
NVIDIA Corp.	178,815	3,585,241
ON Semiconductor Corp.*	82,293	833,628
SunEdison, Inc.*	69,800	1,361,798
SunPower Corp.*	15,900	410,697
Teradyne, Inc.	322,739	6,387,005
Texas Instruments, Inc.	95,541	5,108,100

		130,627,207

Software (2.4%)
Activision Blizzard, Inc.	64,576	1,301,206
ANSYS, Inc.*	27,300	2,238,600
Autodesk, Inc.*	18,369	1,103,242
CA, Inc.	122,606	3,733,353
Citrix Systems, Inc.*	6,000	382,800
Electronic Arts, Inc.*	180,891	8,504,590
FireEye, Inc.*	6,176	195,038
Informatica Corp.*	4,200	160,167
Microsoft Corp.	1,798,232	83,527,876
Nuance Communications, Inc.*	100,535	1,434,635
Oracle Corp.	593,067	26,670,223
Rovi Corp.*	36,225	818,323
Symantec Corp.	470,813	12,078,708
Synopsys, Inc.*	59,347	2,579,814
Zynga, Inc., Class A*	276,989	736,791

		145,465,366

Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	296,900	32,771,822
EMC Corp.	707,209	21,032,396
Hewlett-Packard Co.	1,045,198	41,943,796
Lexmark International, Inc., Class A	23,714	978,677
NCR Corp.*	58,200	1,695,948
NetApp, Inc.	81,100	3,361,595
SanDisk Corp.	45,572	4,465,144
Stratasys Ltd.*	8,251	685,741
Western Digital Corp.	85,342	9,447,359

		116,382,478

Total Information Technology		648,506,035

Materials (2.7%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	81,407	11,741,332
Akzo Nobel N.V. (ADR)	302,620	6,899,736
Albemarle Corp.	18,121	1,089,616
Ashland, Inc.	29,913	3,582,381
Axalta Coating Systems Ltd.*	9,782	254,528
Cabot Corp.	26,039	1,142,071
Celanese Corp.	88,000	5,276,480
CF Industries Holdings, Inc.	20,034	5,460,066
Cytec Industries, Inc.	24,226	1,118,514
Dow Chemical Co.	387,777	17,686,509
E.I. du Pont de Nemours & Co.	34,126	2,523,276
Eastman Chemical Co.	71,172	5,399,108
Huntsman Corp.	23,013	524,236
LyondellBasell Industries N.V., Class A	148,780	11,811,644
Mosaic Co.	128,287	5,856,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

PPG Industries, Inc.	27,909	$6,451,165
Rayonier Advanced Materials, Inc.	14,233	317,396
Rockwood Holdings, Inc.	26,029	2,051,085
RPM International, Inc.	3,732	189,250
Sigma-Aldrich Corp.	24,609	3,378,077
W.R. Grace & Co.*	4,044	385,757
Westlake Chemical Corp.	2,336	142,706

		93,281,235

Construction Materials (0.1%)
Vulcan Materials Co.	50,154	3,296,623

Containers & Packaging (0.3%)
AptarGroup, Inc.	19,392	1,296,161
Avery Dennison Corp.	23,854	1,237,546
Bemis Co., Inc.	38,630	1,746,462
Crown Holdings, Inc.*	75,384	3,837,046
Greif, Inc., Class A	12,197	576,064
MeadWestvaco Corp.	64,370	2,857,384
Owens-Illinois, Inc.*	25,187	679,797
Rock-Tenn Co., Class A	55,026	3,355,486
Sonoco Products Co.	39,067	1,707,228

		17,293,174

Metals & Mining (0.6%)
Alcoa, Inc.	501,984	7,926,327
Allegheny Technologies, Inc.	41,610	1,446,780
Carpenter Technology Corp.	19,077	939,542
Cliffs Natural Resources, Inc.	58,639	418,682
Freeport-McMoRan, Inc.	398,177	9,301,415
Newmont Mining Corp.	191,101	3,611,809
Nucor Corp.	122,049	5,986,503
Reliance Steel & Aluminum Co.	29,759	1,823,334
Royal Gold, Inc.	24,728	1,550,446
Steel Dynamics, Inc.	85,616	1,690,060
Tahoe Resources, Inc.	27,085	375,669
TimkenSteel Corp.	16,919	626,510
United States Steel Corp.	55,417	1,481,851

		37,178,928

Paper & Forest Products (0.1%)
Domtar Corp.	24,594	989,171
International Paper Co.	140,313	7,517,970

		8,507,141

Total Materials		159,557,101

Telecommunication Services (2.2%)
Diversified Telecommunication Services (1.8%)
AT&T, Inc.	2,317,830	77,855,910
CenturyLink, Inc.	229,008	9,064,137
Frontier Communications Corp.	384,229	2,562,807
Verizon Communications, Inc.	378,591	17,708,453
Windstream Holdings, Inc.	14,736	121,425
Zayo Group Holdings, Inc.*	6,228	190,390

		107,503,122

Wireless Telecommunication Services (0.4%)
Sprint Corp.*	279,281	1,159,016
Telephone & Data Systems, Inc.	285,094	7,198,624
T-Mobile US, Inc.*	101,770	2,741,684
U.S. Cellular Corp.*	58,451	2,328,103

Vodafone Group plc	706,333	$2,420,222
Vodafone Group plc (ADR)	211,300	7,220,121

		23,067,770

Total Telecommunication Services		130,570,892

Utilities (5.0%)
Electric Utilities (2.5%)
American Electric Power Co., Inc.	269,480	16,362,826
Duke Energy Corp.	283,819	23,710,239
Edison International	263,568	17,258,433
Entergy Corp.	68,814	6,019,849
Exelon Corp.	329,258	12,208,887
FirstEnergy Corp.	160,976	6,276,454
Great Plains Energy, Inc.	59,019	1,676,730
Hawaiian Electric Industries, Inc.	38,864	1,301,167
ITC Holdings Corp.	3,400	137,462
NextEra Energy, Inc.	167,213	17,773,070
Northeast Utilities	121,097	6,481,111
OGE Energy Corp.	76,360	2,709,253
Pepco Holdings, Inc.	96,222	2,591,258
Pinnacle West Capital Corp.	42,325	2,891,221
PPL Corp.	242,159	8,797,636
Southern Co.	341,805	16,786,043
Westar Energy, Inc.	49,387	2,036,720
Xcel Energy, Inc.	192,379	6,910,254

		151,928,613

Gas Utilities (0.4%)
AGL Resources, Inc.	45,687	2,490,398
Atmos Energy Corp.	38,416	2,141,308
National Fuel Gas Co.	32,245	2,241,995
Questar Corp.	67,124	1,696,895
UGI Corp.	350,721	13,320,383

		21,890,979

Independent Power and Renewable Electricity Producers (0.5%)
AES Corp.	994,681	13,696,757
Calpine Corp.*	442,144	9,784,647
NRG Energy, Inc.	129,257	3,483,476

		26,964,880

Multi-Utilities (1.5%)
Alliant Energy Corp.	42,570	2,827,499
Ameren Corp.	92,975	4,288,937
CenterPoint Energy, Inc.	164,698	3,858,874
CMS Energy Corp.	103,286	3,589,189
Consolidated Edison, Inc.	112,270	7,410,943
Dominion Resources, Inc.	209,412	16,103,783
DTE Energy Co.	67,839	5,859,254
Integrys Energy Group, Inc.	30,648	2,385,947
MDU Resources Group, Inc.	73,394	1,724,759
NiSource, Inc.	120,704	5,120,264
PG&E Corp.	178,198	9,487,262
Public Service Enterprise Group, Inc.	193,979	8,032,670
SCANA Corp.	54,318	3,280,807
Sempra Energy	94,079	10,476,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TECO Energy, Inc.	83,419	$1,709,255
Vectren Corp.	31,644	1,462,902
Wisconsin Energy Corp.	86,407	4,557,105

		92,176,088

Water Utilities (0.1%)
American Water Works Co., Inc.	68,589	3,655,794
Aqua America, Inc.	67,868	1,812,075

		5,467,869

Total Utilities		298,428,429

Total Common Stocks (95.4%) (Cost $4,106,905,166)		5,709,823,054

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.0%)
Food Products (0.0%)
Tyson Foods, Inc. 4.750%	34,050	1,714,077

Total Consumer Staples		1,714,077

Industrials (0.0%)
Aerospace & Defense (0.0%)
United Technologies Corp. 7.500%	3,427	210,178

Machinery (0.0%)
Stanley Black & Decker, Inc. 6.250%	4,600	541,604

Total Industrials		751,782

Total Convertible Preferred Stock (0.0%) (Cost $2,334,598)		2,465,859

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(0.9%)

iShares® Core S&P 500 ETF	294	$60,829
iShares® Morningstar Large-Cap ETF	7,529	930,057
iShares® Morningstar Large-Cap Growth ETF	21,160	2,394,042
iShares® Morningstar Large-Cap Value ETF	103,475	8,861,599
iShares® Russell 1000 ETF	531	60,869
iShares® Russell 1000 Growth ETF	23,570	2,253,528
iShares® Russell 1000 Value ETF	146,138	15,256,807
iShares® S&P 500 Growth ETF	16,200	1,807,920
iShares® S&P 500 Value ETF	88,841	8,330,621
Vanguard Growth ETF	17,320	1,808,035
Vanguard Large-Cap ETF	3,164	298,650
Vanguard Value ETF	100,801	8,516,676

Total Investment Companies (0.9%) (Cost $46,264,903)		50,579,633

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15* (Cost $—)	5,471	51,974

Total Investments (96.3%) (Cost $4,155,504,667)		5,762,920,520
Other Assets Less Liabilities (3.7%)		222,179,422

Net Assets (100%)		$5,985,099,942

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,874	March-15	$189,225,655	$192,309,880	$3,084,225
S&P MidCap 400 E-Mini Index	82	March-15	11,567,945	11,878,520	310,575

					$3,394,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$466,925,992	$—	$—	$466,925,992
Consumer Staples	421,794,961	16,743,306	—	438,538,267
Energy	611,682,691	—	—	611,682,691
Financials	1,596,179,479	—	—	1,596,179,479
Health Care	803,619,781	2,535,402	—	806,155,183
Industrials	553,278,985	—	—	553,278,985
Information Technology	648,506,035	—	—	648,506,035
Materials	159,557,101	—	—	159,557,101
Telecommunication Services	127,655,807	2,915,085	—	130,570,892
Utilities	298,428,429	—	—	298,428,429
Convertible Preferred Stocks
Consumer Staples	1,714,077	—	—	1,714,077
Industrials	751,782	—	—	751,782
Futures	3,394,800	—	—	3,394,800
Investment Companies
Exchange Traded Funds (ETFs)	50,579,633	—	—	50,579,633
Rights
Consumer Discretionary	51,974	—	—	51,974

Total Assets	$5,744,121,527	$22,193,793	$—	$5,766,315,320

Total Liabilities	$—	$—	$—	$—

Total	$5,744,121,527	$22,193,793	$—	$5,766,315,320

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,394,800	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$32,931,265	$32,931,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(6,054,602)	$(6,054,602)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $253,564,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,169,979,481
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,714,379,055

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,513,882,568
Aggregate gross unrealized depreciation	(66,687,900)

Net unrealized appreciation	$1,447,194,668

Federal income tax cost of investments	$4,315,725,852

For the year ended December 31, 2014, the Portfolio incurred approximately $9,474 as brokerage commissions with Sanford C. Bernstein & Co., LLC an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $4,155,504,667)	$5,762,920,520
Cash	214,212,577
Cash held as collateral at broker	14,400,000
Receivable for securities sold	10,368,637
Dividends, interest and other receivables	8,692,243
Receivable from Separate Accounts for Trust shares sold	140,487
Other assets	18,955

Total assets	6,010,753,419

LIABILITIES
Payable for securities purchased	16,381,773
Due to broker for futures variation margin	2,430,250
Payable to Separate Accounts for Trust shares redeemed	2,374,792
Investment management fees payable	2,316,951
Distribution fees payable – Class IB	795,481
Administrative fees payable	631,927
Distribution fees payable – Class IA	244,731
Trustees’ fees payable	47,299
Accrued expenses	430,273

Total liabilities	25,653,477

NET ASSETS	$5,985,099,942

Net assets were comprised of:
Paid in capital	$5,631,670,600
Accumulated undistributed net investment income (loss)	1,239,623
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(1,258,617,191)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,610,806,910

Net assets	$5,985,099,942

Class IA
Net asset value, offering and redemption price per share, $1,154,355,046 / 72,942,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.83

Class IB
Net asset value, offering and redemption price per share, $3,743,107,310 / 237,075,107 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.79

Class K
Net asset value, offering and redemption price per share, $1,087,637,586 / 68,732,955 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014 (af)

INVESTMENT INCOME
Dividends (net of $87,268 foreign withholding tax)	$125,069,580
Interest	243,990

Total income	125,313,570

EXPENSES
Investment management fees	26,121,990
Distribution fees – Class IB	9,390,381
Administrative fees	7,487,492
Distribution fees – Class IA	2,767,917
Printing and mailing expenses	492,417
Custodian fees	269,000
Trustees’ fees	146,678
Professional fees	143,893
Miscellaneous	142,588

Total expenses	46,962,356

NET INVESTMENT INCOME (LOSS)	78,351,214

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	348,248,505
Futures	32,931,265
Foreign currency transactions	(6,181)

Net realized gain (loss)	381,173,589

Change in unrealized appreciation (depreciation) on:
Investments	203,347,535
Futures	(6,054,602)
Foreign currency translations	(3,743)

Net change in unrealized appreciation (depreciation)	197,289,190

NET REALIZED AND UNREALIZED GAIN (LOSS)	578,462,779

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$656,813,993

(af)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA Large Cap Value Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014 (af)	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$78,351,214	$55,902,666
Net realized gain (loss) on investments, futures and foreign currency transactions	381,173,589	339,286,691
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	197,289,190	657,829,857

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	656,813,993	1,053,019,214

DIVIDENDS:
Dividends from net investment income
Class IA	(15,176,368)	(10,429,326)
Class IB	(49,276,589)	(37,788,331)
Class K	(17,008,685)	(7,303,309)

TOTAL DIVIDENDS:	(81,461,642)	(55,520,966)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 4,294,981 and 799,588 shares, respectively ]	65,202,854	10,349,250
Capital shares sold in-kind (Note 9)[ 0 and 386,079 shares, respectively ]	—	5,133,873
Capital shares issued in connection with merger (Note 9) [ 697,490 and 0 shares, respectively ]	10,605,466	—
Capital shares issued in reinvestment of dividends [ 961,037 and 744,452 shares, respectively ]	15,176,368	10,429,326
Capital shares repurchased [ (7,793,222) and (9,009,507) shares, respectively ]	(117,261,923)	(114,565,757)

Total Class IA transactions	(26,277,235)	(88,653,308)

Class IB
Capital shares sold [ 2,722,544 and 3,627,485 shares, respectively ]	40,814,338	45,951,849
Capital shares sold in-kind (Note 9)[ 0 and 177,394,535 shares, respectively ]	—	2,353,367,027
Capital shares issued in connection with merger (Note 9) [ 5,954,139 and 0 shares, respectively ]	90,323,958	—
Capital shares issued in reinvestment of dividends [ 3,127,677 and 2,703,620 shares, respectively ]	49,276,589	37,788,331
Capital shares repurchased [ (45,006,539) and (36,741,063) shares, respectively ]	(672,367,310)	(482,897,538)

Total Class IB transactions	(491,952,425)	1,954,209,669

Class K
Capital shares sold [ 1,275,330 and 595,758 shares, respectively ]	18,993,431	7,796,767
Capital shares sold in-kind (Note 9)[ 0 and 36 shares, respectively ]	—	485
Capital shares issued in connection with merger (Note 9) [ 39,587,691 and 0 shares, respectively ]	602,585,067	—
Capital shares issued in reinvestment of dividends [ 1,077,254 and 521,386 shares, respectively ]	17,008,685	7,303,309
Capital shares repurchased [ (15,050,409) and (21,429,552) shares, respectively ]	(229,947,598)	(267,863,073)

Total Class K transactions	408,639,585	(252,762,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(109,590,075)	1,612,793,849

TOTAL INCREASE (DECREASE) IN NET ASSETS	465,762,276	2,610,292,097
NET ASSETS:
Beginning of year	5,519,337,666	2,909,045,569

End of year (a)	$5,985,099,942	$5,519,337,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,239,623	$2,685,138

(af) On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA Large Cap Value Managed Volatility Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.29	$10.89	$9.55	$10.19	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.17	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.55	3.37	1.35	(0.63)	1.05

Total from investment operations	1.75	3.54	1.51	(0.50)	1.18

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.17)	(0.14)	(0.14)

Net asset value, end of year	$15.83	$14.29	$10.89	$9.55	$10.19

Total return	12.25%	32.54%	15.83%	(4.84)%	12.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,154,355	$1,068,537	$891,848	$872,363	$2,027,488
Ratio of expenses to average net assets:
After waivers (f)	0.86%	0.89%	0.91%	0.65%	0.66%
After waivers and fees paid indirectly (f)	0.86%	0.88%	0.91%	0.64%	0.66%
Before waivers and fees paid indirectly (f)	0.86%	0.89%	0.91%	0.65%	0.66%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.33%	1.31%	1.52%	1.26%	1.33%
After waivers and fees paid indirectly (f)	1.33%	1.32%	1.52%	1.27%	1.34%
Before waivers and fees paid indirectly (f)	1.33%	1.31%	1.52%	1.26%	1.33%
Portfolio turnover rate^	21%	37%	25%	33%	38%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.26	$10.87	$9.53	$10.17	$9.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.18	0.16	0.11	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.54	3.35	1.35	(0.63)	1.06

Total from investment operations	1.74	3.53	1.51	(0.52)	1.16

Less distributions:
Dividends from net investment income	(0.21)	(0.14)	(0.17)	(0.12)	(0.11)

Net asset value, end of year	$15.79	$14.26	$10.87	$9.53	$10.17

Total return	12.20%	32.50%	15.86%	(5.09)%	12.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,743,107	$3,852,949	$1,340,073	$1,328,547	$1,605,171
Ratio of expenses to average net assets:
After waivers (f)	0.86%	0.89%	0.91%	0.90%	0.91%
After waivers and fees paid indirectly (f)	0.86%	0.88%	0.91%	0.89%	0.91%
Before waivers and fees paid indirectly (f)	0.86%	0.89%	0.91%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.33%	1.35%	1.52%	1.09%	1.09%
After waivers and fees paid indirectly (f)	1.33%	1.35%	1.52%	1.10%	1.09%
Before waivers and fees paid indirectly (f)	1.33%	1.35%	1.52%	1.09%	1.09%
Portfolio turnover rate^	21%	37%	25%	33%	38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO (af)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$14.29	$10.89	$9.55	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.20	0.18	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.55	3.38	1.36	0.39

Total from investment operations	1.78	3.58	1.54	0.45

Less distributions:
Dividends from net investment income	(0.25)	(0.18)	(0.20)	(0.14)

Net asset value, end of period	$15.82	$14.29	$10.89	$9.55

Total return (b)	12.46%	32.87%	16.13%	4.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,087,638	$597,851	$677,124	$776,313
Ratio of expenses to average net assets:
After waivers (a)(f)	0.61%	0.64%	0.66%	0.65%
After waivers and fees paid indirectly (a)(f)	0.61%	0.63%	0.66%	0.65%
Before waivers and fees paid indirectly (a)(f)	0.61%	0.64%	0.66%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.55%	1.56%	1.76%	1.79%
After waivers and fees paid indirectly (a)(f)	1.55%	1.57%	1.76%	1.79%
Before waivers and fees paid indirectly (a)(f)	1.55%	1.56%	1.76%	1.79%
Portfolio turnover rate^	21%	37%	25%	33%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(af)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of the Multimanager Large Cap Value Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the AXA large Cap Value Managed Volatility Portfolio.

See Notes to Financial Statements.

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	10.87%	14.27%	7.19%
Portfolio – Class IB Shares	10.88	14.18	6.98
Portfolio – Class K Shares***	11.14	N/A	20.52
Russell Midcap® Value Index	14.75	17.43	9.43
VMI – MCV	11.46	15.46	10.93
*** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.88% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell Midcap® Value Index, and the VMI — MCV returned 14.75% and 11.46%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Strong security selection was a contributor in the Information Technology and Industrials sectors. Top contributors to relative performance were semiconductor manufacturers Skyworks Solutions, NXP Semiconductors and Avago Technologies.

•	An underweight allocation to the Energy sector contributed to performance relative to the benchmark. An underweight position in offshore drilling company Seadrill Limited aided relative performance.

•	An underweight allocation to the Materials sector proved to be beneficial as this sector was one of the worst performing sectors in the benchmark for the year.

•	Results in the Consumer Discretionary sector benefitted from sizeable gains provided by Staples Inc.

What hurt performance during the year:

•	Offsetting positive results was weak stock selection in the Financials, Consumer Staples, Materials and Health Care sectors.

•	Sector allocation detracted from relative performance during the period, led by underweights to Utilities and Health Care and an overweight to Industrials.

•	Top relative detractors included exploration and production company Cobalt International Energy and GNC Holdings, Inc.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	22.4%
Exchange Traded Funds	9.9
Consumer Discretionary	8.9
Information Technology	7.7
Industrials	7.3
Utilities	6.9
Health Care	6.7
Materials	4.3
Consumer Staples	3.3
Energy	3.1
Telecommunication Services	0.1
Cash and Other	19.4

100.0%

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,017.00	$4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.81
Class IB
Actual	1,000.00	1,017.09	4.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.81
Class K
Actual	1,000.00	1,018.21	3.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.54

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.9%)
Auto Components (0.7%)
Gentex Corp.	20,625	$745,181
Goodyear Tire & Rubber Co.	321,655	9,189,683
Lear Corp.	5,522	541,598
TRW Automotive Holdings Corp.*	37,526	3,859,549
Visteon Corp.*	15,060	1,609,312

		15,945,323

Distributors (0.0%)
Genuine Parts Co.	3,289	350,509

Diversified Consumer Services (0.4%)
Apollo Education Group, Inc.*	32,903	1,122,321
DeVry Education Group, Inc.	21,448	1,018,137
Graham Holdings Co., Class B	1,183	1,021,769
Service Corp. International	16,552	375,730
ServiceMaster Global Holdings, Inc.*	3,875	103,734
Steiner Leisure Ltd.*	125,766	5,811,647

		9,453,338

Hotels, Restaurants & Leisure (1.0%)
Aramark	819	25,512
Choice Hotels International, Inc.	11,193	627,032
Darden Restaurants, Inc.	45,063	2,642,043
Hyatt Hotels Corp., Class A*	13,428	808,500
International Game Technology	84,048	1,449,828
Marriott International, Inc., Class A	9,700	756,891
MGM Resorts International*	116,173	2,483,779
Norwegian Cruise Line Holdings Ltd.*	115,673	5,408,869
Royal Caribbean Cruises Ltd.	56,444	4,652,679
Starwood Hotels & Resorts Worldwide, Inc.	33,515	2,717,061
Wendy’s Co.	93,891	847,836

		22,420,030

Household Durables (2.5%)
D.R. Horton, Inc.	210,913	5,333,990
Garmin Ltd.	41,194	2,176,279
GoPro, Inc., Class A*	2,076	131,245
Jarden Corp.*	191,926	9,189,417
Leggett & Platt, Inc.	23,995	1,022,427
Lennar Corp., Class A	192,738	8,636,590
Mohawk Industries, Inc.*	20,867	3,241,897
Newell Rubbermaid, Inc.	239,077	9,106,443
PulteGroup, Inc.	128,501	2,757,631
Taylor Morrison Home Corp., Class A*	11,080	209,301
Toll Brothers, Inc.*	190,378	6,524,254
Whirlpool Corp.	52,635	10,197,505

		58,526,979

Internet & Catalog Retail (0.1%)
HomeAway, Inc.*	2,577	76,743
Liberty Interactive Corp.*	83,156	2,446,449

		2,523,192

Leisure Products (0.3%)
Hasbro, Inc.	6,316	347,317

Mattel, Inc.	73,651	$2,279,130
Performance Sports Group Ltd.*	289,600	5,209,904

		7,836,351

Media (1.3%)
AMC Entertainment Holdings, Inc., Class A	92,600	2,424,268
Clear Channel Outdoor Holdings, Inc., Class A	6,437	68,168
DISH Network Corp., Class A*	19,431	1,416,326
DreamWorks Animation SKG, Inc., Class A*	25,665	573,099
Gannett Co., Inc.	225,176	7,189,870
Interpublic Group of Cos., Inc.	187,600	3,896,452
John Wiley & Sons, Inc., Class A	15,041	891,029
Liberty Broadband Corp.*	24,348	1,215,209
Liberty Media Corp.*	96,944	3,403,740
Live Nation Entertainment, Inc.*	24,501	639,721
Madison Square Garden Co., Class A*	20,917	1,574,213
News Corp., Class A*	168,250	2,639,842
Quebecor, Inc., Class B	152,100	4,181,506
Regal Entertainment Group, Class A	21,396	457,019
Starz, Class A*	3,443	102,257

		30,672,719

Multiline Retail (0.4%)
Big Lots, Inc.	13,081	523,502
Dillard’s, Inc., Class A	2,723	340,865
Dollar General Corp.*	25,036	1,770,045
Family Dollar Stores, Inc.	1,982	156,994
J.C. Penney Co., Inc.*	103,501	670,687
Kohl’s Corp.	66,982	4,088,581
Macy’s, Inc.	28,166	1,851,915
Sears Holdings Corp.*	2,029	66,916

		9,469,505

Specialty Retail (2.0%)
Aaron’s, Inc.	178,132	5,445,495
Abercrombie & Fitch Co., Class A	21,173	606,395
Ascena Retail Group, Inc.*	44,545	559,485
Bed Bath & Beyond, Inc.*	36,271	2,762,762
Best Buy Co., Inc.	68,379	2,665,413
Cabela’s, Inc.*	15,072	794,445
CarMax, Inc.*	23,414	1,558,904
Chico’s FAS, Inc.	29,273	474,515
CST Brands, Inc.	3,864	168,509
Dick’s Sporting Goods, Inc.	27,164	1,348,693
DSW, Inc., Class A	172,211	6,423,470
Foot Locker, Inc.	42,504	2,387,875
GameStop Corp., Class A	35,275	1,192,295
L Brands, Inc.	53,052	4,591,651
Michaels Cos., Inc.*	2,541	62,839
Murphy USA, Inc.*	8,476	583,657
Penske Automotive Group, Inc.	8,140	399,430
Sally Beauty Holdings, Inc.*	14,075	432,666
Signet Jewelers Ltd.	8,608	1,132,555
Staples, Inc.	688,484	12,475,330
Urban Outfitters, Inc.*	10,009	351,616

		46,418,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.2%)
PVH Corp.	3,588	$459,874
Ralph Lauren Corp.	4,959	918,208
Samsonite International S.A.	1,127,700	3,338,294

		4,716,376

Total Consumer Discretionary		208,332,322

Consumer Staples (3.3%)
Beverages (0.6%)
Constellation Brands, Inc., Class A*	3,711	364,309
Molson Coors Brewing Co., Class B	132,837	9,899,013
Treasury Wine Estates Ltd.	1,119,542	4,355,178

		14,618,500

Food & Staples Retailing (0.3%)
Rite Aid Corp.*	109,370	822,462
Safeway, Inc.	78,114	2,743,364
Whole Foods Market, Inc.	70,469	3,553,047

		7,118,873

Food Products (1.9%)
B&G Foods, Inc.	175,450	5,245,955
Bunge Ltd.	49,767	4,524,318
Campbell Soup Co.	19,921	876,524
ConAgra Foods, Inc.	143,063	5,190,326
Ebro Foods S.A.	78,361	1,291,341
Flowers Foods, Inc.	328,910	6,311,783
Hain Celestial Group, Inc.*	2,876	167,642
Ingredion, Inc.	83,238	7,061,912
J.M. Smucker Co.	34,974	3,531,674
Pilgrim’s Pride Corp.*	18,274	599,204
Pinnacle Foods, Inc.	18,680	659,404
Post Holdings, Inc.*	117,320	4,914,535
Tyson Foods, Inc., Class A	91,582	3,671,522

		44,046,140

Household Products (0.3%)
Clorox Co.	7,250	755,523
Energizer Holdings, Inc.	54,483	7,004,334

		7,759,857

Personal Products (0.2%)
Avon Products, Inc.	88,302	829,156
Coty, Inc., Class A*	114,851	2,372,822

		3,201,978

Total Consumer Staples		76,745,348

Energy (3.1%)
Energy Equipment & Services (0.5%)
Atwood Oceanics, Inc.*	17,153	486,631
Cameron International Corp.*	24,977	1,247,601
Diamond Offshore Drilling, Inc.	22,777	836,144
Frank’s International N.V.	10,000	166,300
Helmerich & Payne, Inc.	10,640	717,349
Nabors Industries Ltd.	90,936	1,180,349
Oil States International, Inc.*	15,923	778,635
Patterson-UTI Energy, Inc.	23,985	397,911
Rowan Cos., plc, Class A	42,314	986,763

Seadrill Ltd.	85,292	$1,018,386
Seventy Seven Energy, Inc.*	9,872	53,408
Solar Cayman Ltd. (b)*†	90,472	9,047
Superior Energy Services, Inc.	49,782	1,003,107
Tidewater, Inc.	16,912	548,118
Trican Well Service Ltd.	224,600	1,076,796
Unit Corp.*	15,798	538,712

		11,045,257

Oil, Gas & Consumable Fuels (2.6%)
Chesapeake Energy Corp.	138,212	2,704,809
Cimarex Energy Co.	116,362	12,334,372
Cobalt International Energy, Inc.*	379,537	3,374,084
CONSOL Energy, Inc.	77,946	2,635,354
Contango Oil & Gas Co.*	32,368	946,440
CVR Energy, Inc.	3,363	130,182
Denbury Resources, Inc.	119,854	974,413
Diamondback Energy, Inc.*	73,900	4,417,742
Energen Corp.	48,537	3,094,719
EP Energy Corp., Class A*	11,719	122,346
EQT Corp.	4,833	365,858
Golar LNG Ltd.	16,999	619,954
Gulfport Energy Corp.*	5,742	239,671
HollyFrontier Corp.	115,194	4,317,471
Laredo Petroleum Holdings, Inc.*	3,495	36,173
Memorial Resource Development Corp.*	6,605	119,088
Murphy Oil Corp.	61,042	3,083,842
Newfield Exploration Co.*	74,767	2,027,681
Noble Energy, Inc.	78,124	3,705,421
ONEOK, Inc.	33,153	1,650,688
PBF Energy, Inc., Class A	16,442	438,015
Peabody Energy Corp.	92,309	714,472
QEP Resources, Inc.	198,946	4,022,688
SandRidge Energy, Inc.*	169,116	307,791
Southwestern Energy Co.*	74,310	2,027,920
Teekay Corp.	8,328	423,812
Tesoro Corp.	25,170	1,871,389
Ultra Petroleum Corp.*	36,605	481,722
Whiting Petroleum Corp.*	108,370	3,576,210
World Fuel Services Corp.	19,286	905,092
WPX Energy, Inc.*	68,285	794,155

		62,463,574

Total Energy		73,508,831

Financials (22.4%)
Banks (4.5%)
Associated Banc-Corp	54,185	1,009,466
Bank of Hawaii Corp.	15,297	907,265
BankUnited, Inc.	190,979	5,532,662
BOK Financial Corp.	43,759	2,627,290
CIT Group, Inc.	134,395	6,428,113
Citizens Financial Group, Inc.	53,721	1,335,504
City National Corp./California	16,228	1,311,385
Comerica, Inc.	189,120	8,858,381
Commerce Bancshares, Inc./Missouri	29,031	1,262,578
Cullen/Frost Bankers, Inc.	17,885	1,263,396
East West Bancorp, Inc.	48,904	1,893,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Fifth Third Bancorp	288,867	$5,885,665
First Horizon National Corp.	464,074	6,302,125
First Niagara Financial Group, Inc.	121,255	1,022,180
First Republic Bank/California	144,265	7,519,092
Fulton Financial Corp.	64,297	794,711
Huntington Bancshares, Inc./Ohio	280,537	2,951,249
Iberiabank Corp.	66,300	4,299,555
KeyCorp	300,591	4,178,215
M&T Bank Corp.	44,438	5,582,302
National Penn Bancshares, Inc.	249,542	2,626,430
PacWest Bancorp	34,435	1,565,415
Popular, Inc.*	186,080	6,336,024
Regions Financial Corp.	466,822	4,929,640
Signature Bank/New York*	1,236	155,687
SunTrust Banks, Inc./Georgia	180,828	7,576,693
SVB Financial Group*	15,677	1,819,629
Synovus Financial Corp.	46,469	1,258,845
TCF Financial Corp.	57,101	907,335
Zions Bancorp	291,134	8,300,230

		106,440,136

Capital Markets (1.2%)
Ameriprise Financial, Inc.	41,868	5,537,043
E*TRADE Financial Corp.*	98,224	2,382,423
Federated Investors, Inc., Class B	8,253	271,771
Interactive Brokers Group, Inc., Class A	18,449	537,973
Invesco Ltd.	124,523	4,921,149
Legg Mason, Inc.	21,007	1,121,144
LPL Financial Holdings, Inc.	73,600	3,278,880
Northern Trust Corp.	79,811	5,379,261
NorthStar Asset Management Group, Inc.	49,547	1,118,276
Raymond James Financial, Inc.	42,239	2,419,872
SEI Investments Co.	2,536	101,541
TD Ameritrade Holding Corp.	11,092	396,872

		27,466,205

Consumer Finance (0.2%)
Ally Financial, Inc.*	9,769	230,744
Navient Corp.	143,771	3,106,891
Santander Consumer USA Holdings, Inc.	28,056	550,178
SLM Corp.	96,561	983,957
Synchrony Financial*	11,352	337,722

		5,209,492

Diversified Financial Services (0.7%)
Intercontinental Exchange, Inc.	22,563	4,947,840
Leucadia National Corp.	105,035	2,354,885
MSCI, Inc.	86,224	4,090,467
NASDAQ OMX Group, Inc.	39,251	1,882,478
Voya Financial, Inc.	46,619	1,975,713

		15,251,383

Insurance (6.9%)
Alleghany Corp.*	5,606	2,598,381
Allied World Assurance Co. Holdings AG	33,336	1,264,101

American Equity Investment Life Holding Co.	76,713	$2,239,252
American Financial Group, Inc./Ohio	20,860	1,266,619
American National Insurance Co.	2,607	297,876
Aon plc	23,276	2,207,263
Arch Capital Group Ltd.*	45,165	2,669,252
Argo Group International Holdings Ltd.	70,900	3,932,823
Arthur J. Gallagher & Co.	3,134	147,549
Aspen Insurance Holdings Ltd.	22,362	978,785
Assurant, Inc.	24,346	1,665,997
Assured Guaranty Ltd.	57,869	1,504,015
Axis Capital Holdings Ltd.	34,903	1,783,194
Brown & Brown, Inc.	282,355	9,292,303
Cincinnati Financial Corp.	55,282	2,865,266
CNA Financial Corp.	8,723	337,667
Endurance Specialty Holdings Ltd.	122,263	7,316,218
Enstar Group Ltd.*	9,270	1,417,290
Everest Reinsurance Group Ltd.	15,473	2,635,052
FNF Group	93,924	3,235,682
FNFV Group*	31,304	492,725
Genworth Financial, Inc., Class A*	168,505	1,432,293
Greenlight Capital Reinsurance Ltd., Class A*	76,188	2,487,538
Hanover Insurance Group, Inc.	95,673	6,823,398
Hartford Financial Services Group, Inc.	152,702	6,366,146
HCC Insurance Holdings, Inc.	100,905	5,400,436
Infinity Property & Casualty Corp.	23,430	1,810,202
Lincoln National Corp.	89,486	5,160,658
Loews Corp.	109,772	4,612,619
Markel Corp.*	4,694	3,205,251
MBIA, Inc.*	48,989	467,355
Mercury General Corp.	9,357	530,261
Navigators Group, Inc.*	45,650	3,347,971
Old Republic International Corp.	88,735	1,298,193
PartnerReinsurance Ltd.	17,173	1,959,955
Principal Financial Group, Inc.	100,040	5,196,078
ProAssurance Corp.	20,029	904,309
Progressive Corp.	200,181	5,402,885
Protective Life Corp.	26,990	1,879,854
Reinsurance Group of America, Inc.	86,604	7,588,242
RenaissanceReinsurance Holdings Ltd.	13,614	1,323,553
StanCorp Financial Group, Inc.	43,526	3,040,726
Torchmark Corp.	44,518	2,411,540
Unum Group	291,297	10,160,439
Validus Holdings Ltd.	31,095	1,292,308
W. R. Berkley Corp.	33,629	1,723,823
White Mountains Insurance Group Ltd.	2,068	1,303,067
Willis Group Holdings plc	326,955	14,650,853
XL Group plc	320,718	11,023,078

		162,950,341

Real Estate Investment Trusts (REITs) (8.1%)
Alexandria Real Estate Equities, Inc. (REIT)	24,430	2,167,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

American Assets Trust, Inc. (REIT)	110,934	$4,416,283
American Campus Communities, Inc. (REIT)	35,884	1,484,162
American Capital Agency Corp. (REIT)	120,148	2,622,831
American Homes 4 Rent (REIT), Class A	49,726	846,834
American Realty Capital Properties, Inc. (REIT)	310,240	2,807,672
Annaly Capital Management, Inc. (REIT)	322,246	3,483,479
Apartment Investment & Management Co. (REIT), Class A	21,809	810,204
AvalonBay Communities, Inc. (REIT)	43,998	7,188,833
BioMed Realty Trust, Inc. (REIT)	65,865	1,418,732
Blackstone Mortgage Trust, Inc. (REIT), Class A	157,900	4,601,206
Boston Properties, Inc. (REIT)	45,736	5,885,766
Brandywine Realty Trust (REIT)	58,882	940,934
Brixmor Property Group, Inc. (REIT)	17,530	435,445
Camden Property Trust (REIT)	29,176	2,154,356
CBL & Associates Properties, Inc. (REIT)	57,234	1,111,484
Chimera Investment Corp. (REIT)	352,261	1,120,190
Columbia Property Trust, Inc. (REIT)	36,757	931,790
Corporate Office Properties Trust/Maryland (REIT)	30,865	875,640
Corrections Corp. of America (REIT)	151,062	5,489,593
DDR Corp. (REIT)	101,146	1,857,041
Digital Realty Trust, Inc. (REIT)	46,066	3,054,176
Douglas Emmett, Inc. (REIT)	48,080	1,365,472
Duke Realty Corp. (REIT)	112,336	2,269,187
Equity Commonwealth (REIT)	43,826	1,125,013
Equity LifeStyle Properties, Inc. (REIT)	126,464	6,519,219
Essex Property Trust, Inc. (REIT)	21,258	4,391,903
Extra Space Storage, Inc. (REIT)	94,600	5,547,344
Federal Realty Investment Trust (REIT)	7,455	994,944
Gaming and Leisure Properties, Inc. (REIT)	24,043	705,422
General Growth Properties, Inc. (REIT)	192,698	5,420,595
HCP, Inc. (REIT)	155,550	6,848,867
Health Care REIT, Inc. (REIT)	51,585	3,903,437
Healthcare Trust of America, Inc. (REIT), Class A	35,908	967,348
Home Properties, Inc. (REIT)	19,566	1,283,530
Hospitality Properties Trust (REIT)	51,174	1,586,394
Host Hotels & Resorts, Inc. (REIT)	256,762	6,103,233

Iron Mountain, Inc. (REIT)	6,884	$266,135
iStar Financial, Inc. (REIT)*	359,759	4,910,710
Kilroy Realty Corp. (REIT)	28,057	1,937,897
Kimco Realty Corp. (REIT)	139,403	3,504,591
Liberty Property Trust (REIT)	50,271	1,891,698
Macerich Co. (REIT)	53,266	4,442,917
MFA Financial, Inc. (REIT)	125,904	1,005,973
Mid-America Apartment Communities, Inc. (REIT)	68,990	5,152,173
National Retail Properties, Inc. (REIT)	44,161	1,738,619
NorthStar Realty Finance Corp. (REIT)	56,809	998,702
Omega Healthcare Investors, Inc. (REIT)	29,050	1,134,984
Outfront Media, Inc. (REIT)	38,086	1,022,228
Paramount Group, Inc. (REIT)*	47,340	880,051
Piedmont Office Realty Trust, Inc. (REIT), Class A	53,039	999,255
Plum Creek Timber Co., Inc. (REIT)	58,616	2,508,179
Post Properties, Inc. (REIT)	17,978	1,056,567
Prologis, Inc. (REIT)	169,630	7,299,179
Rayonier, Inc. (REIT)	38,530	1,076,528
Realty Income Corp. (REIT)	75,318	3,593,422
Regency Centers Corp. (REIT)	31,166	1,987,767
Retail Properties of America, Inc. (REIT), Class A	78,977	1,318,126
Senior Housing Properties Trust (REIT)	69,263	1,531,405
SL Green Realty Corp. (REIT)	73,239	8,716,906
Spirit Realty Capital, Inc. (REIT)	136,081	1,618,003
Tanger Factory Outlet Centers, Inc. (REIT)	11,769	434,982
Taubman Centers, Inc. (REIT)	1,226	93,691
Two Harbors Investment Corp. (REIT)	125,370	1,256,207
UDR, Inc. (REIT)	85,544	2,636,466
Ventas, Inc. (REIT)	52,737	3,781,243
Vornado Realty Trust (REIT)	49,078	5,776,971
Washington Prime Group, Inc. (REIT)	52,795	909,130
Weingarten Realty Investors (REIT)	41,452	1,447,504
Weyerhaeuser Co. (REIT)	159,788	5,734,791
WP Carey, Inc. (REIT)	33,905	2,376,741

		189,776,218

Real Estate Management & Development (0.4%)
Forest City Enterprises, Inc.,
Class A*	231,227	4,925,135
Howard Hughes Corp.*	6,938	904,854
Jones Lang LaSalle, Inc.	11,133	1,669,171
Realogy Holdings Corp.*	28,051	1,247,989

		8,747,149

Thrifts & Mortgage Finance (0.4%)
EverBank Financial Corp.	75,634	1,441,584
Hudson City Bancorp, Inc.	177,408	1,795,369
Nationstar Mortgage Holdings, Inc.*	82,168	2,316,316

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

New York Community Bancorp, Inc.	150,851	$2,413,616
People’s United Financial, Inc.	105,897	1,607,516
TFS Financial Corp.	23,941	356,362

		9,930,763

Total Financials		525,771,687

Health Care (6.7%)
Biotechnology (0.1%)
Alkermes plc*	7,259	425,087
Alnylam Pharmaceuticals, Inc.*	3,629	352,013
Cubist Pharmaceuticals, Inc.*	1,393	140,206
Myriad Genetics, Inc.*	3,168	107,902

		1,025,208

Health Care Equipment & Supplies (1.8%)
Alere, Inc.*	28,292	1,075,096
Boston Scientific Corp.*	1,050,735	13,922,239
CareFusion Corp.*	132,527	7,864,152
Cooper Cos., Inc.	4,102	664,893
DENTSPLY International, Inc.	33,266	1,772,080
Hill-Rom Holdings, Inc.	18,450	841,689
Hologic, Inc.*	55,497	1,483,990
Intuitive Surgical, Inc.*	891	471,286
Orthofix International N.V.*	117,239	3,524,204
Sirona Dental Systems, Inc.*	7,391	645,752
St. Jude Medical, Inc.	34,569	2,248,022
Teleflex, Inc.	13,871	1,592,668
Zimmer Holdings, Inc.	52,627	5,968,954

		42,075,025

Health Care Providers & Services (3.3%)
Brookdale Senior Living, Inc.*	179,300	6,574,931
Cardinal Health, Inc.	105,887	8,548,258
Catamaran Corp.*	102,210	5,289,367
Cigna Corp.	83,985	8,642,896
Community Health Systems, Inc.*	38,987	2,102,179
DaVita HealthCare Partners, Inc.*	39,522	2,993,396
HCA Holdings, Inc.*	100,233	7,356,100
Health Net, Inc.*	27,300	1,461,369
Humana, Inc.	52,517	7,543,017
Laboratory Corp. of America Holdings*	17,227	1,858,793
LifePoint Hospitals, Inc.*	92,588	6,658,003
MEDNAX, Inc.*	11,823	781,619
Omnicare, Inc.	33,667	2,455,334
Patterson Cos., Inc.	26,194	1,259,931
Quest Diagnostics, Inc.	49,264	3,303,644
Universal American Corp.*	354,720	3,291,802
Universal Health Services, Inc.,
Class B	23,614	2,627,294
VCA, Inc.*	30,113	1,468,611
WellCare Health Plans, Inc.*	50,100	4,111,206

		78,327,750

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	38,602	492,947

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	96,939	3,968,683
Bio-Rad Laboratories, Inc., Class A*	6,915	833,672

Bio-Techne Corp.	6,535	$603,834
Charles River Laboratories International, Inc.*	8,804	560,287
Covance, Inc.*	1,873	194,492
PerkinElmer, Inc.	31,396	1,372,947
PRA Health Sciences, Inc.*	12,400	300,328
QIAGEN N.V.*	79,324	1,860,941
Quintiles Transnational Holdings, Inc.*	9,848	579,752
VWR Corp.*	3,800	98,306

		10,373,242

Pharmaceuticals (1.1%)
Almirall S.A.*	425,707	7,036,089
Hospira, Inc.*	56,796	3,478,755
Mallinckrodt plc*	10,669	1,056,551
Ono Pharmaceutical Co., Ltd.	58,400	5,174,946
Perrigo Co. plc	36,789	6,149,649
UCB S.A.	25,602	1,942,941

		24,838,931

Total Health Care		157,133,103

Industrials (7.3%)
Aerospace & Defense (1.4%)
Alliant Techsystems, Inc.	10,852	1,261,545
Curtiss-Wright Corp.	50,500	3,564,795
Esterline Technologies Corp.*	43,300	4,749,144
Exelis, Inc.	64,888	1,137,487
Huntington Ingalls Industries, Inc.	2,498	280,925
L-3 Communications Holdings, Inc.	29,247	3,691,264
Moog, Inc., Class A*	80,900	5,989,027
Orbital Sciences Corp.*	186,900	5,025,741
Rockwell Collins, Inc.	5,427	458,473
Spirit AeroSystems Holdings, Inc., Class A*	2,522	108,547
Teledyne Technologies, Inc.*	14,700	1,510,278
Textron, Inc.	94,521	3,980,279
Triumph Group, Inc.	13,710	921,586
Vectrus, Inc.*	3,604	98,750

		32,777,841

Air Freight & Logistics (0.4%)
Hub Group, Inc., Class A*	234,683	8,936,729

Airlines (0.1%)
Alaska Air Group, Inc.	3,954	236,291
Copa Holdings S.A., Class A	2,467	255,680
Southwest Airlines Co.	26,066	1,103,113

		1,595,084

Building Products (0.2%)
A.O. Smith Corp.	14,122	796,622
Fortune Brands Home & Security, Inc.	32,775	1,483,724
Owens Corning, Inc.	40,353	1,445,041

		3,725,387

Commercial Services & Supplies (0.6%)
ADT Corp.	59,404	2,152,207
Brink’s Co.	78,601	1,918,650
Cintas Corp.	6,619	519,194
Clean Harbors, Inc.*	5,572	267,735

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Covanta Holding Corp.	21,650	$476,517
KAR Auction Services, Inc.	28,844	999,445
Pitney Bowes, Inc.	37,413	911,755
R.R. Donnelley & Sons Co.	61,347	1,030,936
Republic Services, Inc.	89,801	3,614,490
Tyco International plc	15,635	685,751
Waste Connections, Inc.	16,356	719,500

		13,296,180

Construction & Engineering (0.3%)
AECOM Technology Corp.*	51,249	1,556,432
Fluor Corp.	21,028	1,274,928
Jacobs Engineering Group, Inc.*	44,915	2,007,251
KBR, Inc.	50,111	849,381
Quanta Services, Inc.*	54,956	1,560,201

		7,248,193

Electrical Equipment (0.8%)
Babcock & Wilcox Co.	37,272	1,129,342
Generac Holdings, Inc.*	105,000	4,909,800
Hubbell, Inc., Class B	71,654	7,654,797
Regal-Beloit Corp.	15,431	1,160,411
Sensata Technologies Holding N.V.*	90,200	4,727,382

		19,581,732

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	21,634	1,952,252
Roper Industries, Inc.	18,443	2,883,563

		4,835,815

Machinery (2.2%)
AGCO Corp.	31,863	1,440,208
Barnes Group, Inc.	181,442	6,715,168
Crane Co.	10,319	605,725
Donaldson Co., Inc.	3,893	150,387
Dover Corp.	98,332	7,052,371
IDEX Corp.	2,224	173,116
Ingersoll-Rand plc	84,108	5,331,606
ITT Corp.	23,808	963,272
Joy Global, Inc.	33,969	1,580,238
Kennametal, Inc.	110,624	3,959,233
Lincoln Electric Holdings, Inc.	17,804	1,230,078
Navistar International Corp.*	15,596	522,154
Oshkosh Corp.	26,773	1,302,506
PACCAR, Inc.	10,000	680,100
Parker-Hannifin Corp.	36,594	4,718,796
Pentair plc	61,283	4,070,417
Snap-on, Inc.	16,935	2,315,692
SPX Corp.	14,089	1,210,527
Stanley Black & Decker, Inc.	47,099	4,525,272
Terex Corp.	37,805	1,054,003
Timken Co.	25,700	1,096,876
Trinity Industries, Inc.	12,453	348,809
Valmont Industries, Inc.	7,903	1,003,681
Xylem, Inc.	17,366	661,124

		52,711,359

Professional Services (0.3%)
Dun & Bradstreet Corp.	8,169	988,122
Equifax, Inc.	19,073	1,542,434
ManpowerGroup, Inc.	27,024	1,842,226
Nielsen N.V.	24,250	1,084,703

Towers Watson & Co., Class A	22,138	$2,505,357

		7,962,842

Road & Rail (0.2%)
AMERCO	1,037	294,778
Con-way, Inc.	19,424	955,272
Genesee & Wyoming, Inc., Class A*	9,688	871,145
Kansas City Southern	8,472	1,033,838
Ryder System, Inc.	18,073	1,678,078

		4,833,111

Trading Companies & Distributors (0.6%)
Air Lease Corp.	32,586	1,118,026
Aircastle Ltd.	115,090	2,459,473
GATX Corp.	15,716	904,299
MRC Global, Inc.*	17,623	266,988
NOW, Inc.*	33,350	858,096
Rexel S.A.	64,495	1,151,677
Veritiv Corp.*	2,376	123,243
WESCO International, Inc.*	95,562	7,282,780

		14,164,582

Total Industrials		171,668,855

Information Technology (7.7%)
Communications Equipment (1.1%)
Arista Networks, Inc.*	483	29,347
ARRIS Group, Inc.*	184,100	5,557,979
Brocade Communications Systems, Inc.	148,084	1,753,314
EchoStar Corp., Class A*	11,022	578,655
Harris Corp.	28,418	2,040,981
JDS Uniphase Corp.*	78,889	1,082,357
Juniper Networks, Inc.	454,545	10,145,444
Motorola Solutions, Inc.	52,596	3,528,140

		24,716,217

Electronic Equipment, Instruments & Components (0.8%)
Arrow Electronics, Inc.*	154,164	8,924,554
Avnet, Inc.	37,733	1,623,274
AVX Corp.	17,225	241,150
Dolby Laboratories, Inc., Class A	16,004	690,093
FLIR Systems, Inc.	14,393	465,038
Gerber Scientific, Inc. (Escrow Shares) (b)*†	1,953	—
Ingram Micro, Inc., Class A*	52,791	1,459,143
Jabil Circuit, Inc.	69,464	1,516,399
Keysight Technologies, Inc.*	48,469	1,636,798
Knowles Corp.*	67,331	1,585,645
Tech Data Corp.*	12,870	813,770
Vishay Intertechnology, Inc.	45,489	643,669

		19,599,533

Internet Software & Services (0.1%)
AOL, Inc.*	27,021	1,247,560
IAC/InterActiveCorp	14,990	911,242

		2,158,802

IT Services (1.3%)
Amdocs Ltd.	54,046	2,521,516
Booz Allen Hamilton Holding Corp.	129,781	3,443,090
Broadridge Financial Solutions, Inc.	46,364	2,141,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Computer Sciences Corp.	45,659	$2,878,800
CoreLogic, Inc.*	30,570	965,706
DST Systems, Inc.	1,809	170,317
Fidelity National Information Services, Inc.	85,372	5,310,138
Genpact Ltd.*	47,672	902,431
Leidos Holdings, Inc.	21,915	953,741
Paychex, Inc.	11,687	539,589
Teradata Corp.*	30,148	1,316,865
Total System Services, Inc.	13,039	442,805
Vantiv, Inc., Class A*	135,475	4,595,312
Xerox Corp.	396,940	5,501,588

		31,682,988

Semiconductors & Semiconductor Equipment (2.3%)
Altera Corp.	66,768	2,466,410
Analog Devices, Inc.	58,101	3,225,768
Applied Materials, Inc.	137,190	3,418,775
Broadcom Corp., Class A	181,661	7,871,371
Cree, Inc.*	18,668	601,483
First Solar, Inc.*	25,130	1,120,672
Freescale Semiconductor Ltd.*	2,597	65,522
KLA-Tencor Corp.	4,757	334,512
Lam Research Corp.	40,496	3,212,953
Linear Technology Corp.	65,037	2,965,687
Marvell Technology Group Ltd.	137,729	1,997,071
Maxim Integrated Products, Inc.	24,300	774,441
Microsemi Corp.*	207,500	5,888,850
NVIDIA Corp.	158,766	3,183,258
NXP Semiconductors N.V.*	78,900	6,027,960
ON Semiconductor Corp.*	73,347	743,005
RF Micro Devices, Inc.*	333,600	5,534,424
Skyworks Solutions, Inc.	19,400	1,410,574
SunEdison, Inc.*	62,624	1,221,794
SunPower Corp.*	14,087	363,867
Teradyne, Inc.	61,298	1,213,088

		53,641,485

Software (1.3%)
Activision Blizzard, Inc.	57,585	1,160,338
ANSYS, Inc.*	24,045	1,971,690
Autodesk, Inc.*	16,385	984,083
CA, Inc.	108,873	3,315,183
Check Point Software Technologies Ltd.*	50,700	3,983,499
Citrix Systems, Inc.*	5,236	334,057
Electronic Arts, Inc.*	25,003	1,175,516
FireEye, Inc.*	5,695	179,848
Informatica Corp.*	3,780	144,150
Nuance Communications, Inc.*	89,604	1,278,649
Rovi Corp.*	32,491	733,971
Symantec Corp.	234,902	6,026,411
Synopsys, Inc.*	52,360	2,276,089
Verint Systems, Inc.*	107,100	6,241,788
Zynga, Inc., Class A*	252,333	671,206

		30,476,478

Technology Hardware, Storage & Peripherals (0.8%)
Lexmark International, Inc., Class A	21,345	880,908
NCR Corp.*	51,585	1,503,187
NetApp, Inc.	67,814	2,810,890
SanDisk Corp.	40,440	3,962,311
Stratasys Ltd.*	7,349	610,776

Western Digital Corp.	75,554	$8,363,828

		18,131,900

Total Information Technology		180,407,403

Materials (4.3%)
Chemicals (1.9%)
Albemarle Corp.	16,016	963,042
Ashland, Inc.	23,553	2,820,707
Axalta Coating Systems Ltd.*	7,436	193,485
Cabot Corp.	122,645	5,379,210
Celanese Corp.	127,723	7,658,271
CF Industries Holdings, Inc.	17,698	4,823,413
Cytec Industries, Inc.	21,658	999,950
Eastman Chemical Co.	4,777	362,383
Huntsman Corp.	153,492	3,496,548
Methanex Corp.	162,000	7,424,460
Mosaic Co.	113,299	5,172,099
Rayonier Advanced Materials, Inc.	12,699	283,188
Rockwood Holdings, Inc.	23,022	1,814,134
RPM International, Inc.	3,102	157,302
Sigma-Aldrich Corp.	21,647	2,971,484
W.R. Grace & Co.*	3,659	349,032
Westlake Chemical Corp.	2,072	126,578

		44,995,286

Construction Materials (0.1%)
Vulcan Materials Co.	44,442	2,921,172

Containers & Packaging (0.6%)
AptarGroup, Inc.	16,837	1,125,385
Avery Dennison Corp.	21,418	1,111,166
Bemis Co., Inc.	33,833	1,529,590
Greif, Inc., Class A	10,740	507,250
MeadWestvaco Corp.	57,122	2,535,646
Owens-Illinois, Inc.*	38,933	1,050,802
Packaging Corp. of America	23,100	1,802,955
Rock-Tenn Co., Class A	48,781	2,974,665
Sonoco Products Co.	34,822	1,521,721

		14,159,180

Metals & Mining (1.2%)
Alcoa, Inc.	397,625	6,278,499
Allegheny Technologies, Inc.	36,699	1,276,024
Carpenter Technology Corp.	17,031	838,777
Cliffs Natural Resources, Inc.	52,567	375,328
Newmont Mining Corp.	169,464	3,202,869
Nucor Corp.	108,153	5,304,905
Reliance Steel & Aluminum Co.	78,169	4,789,415
Royal Gold, Inc.	22,007	1,379,839
Steel Dynamics, Inc.	81,101	1,600,934
Tahoe Resources, Inc.	24,032	333,324
TimkenSteel Corp.	12,850	475,835
United States Steel Corp.	48,961	1,309,217

		27,164,966

Paper & Forest Products (0.5%)
Domtar Corp.	21,861	879,249
International Paper Co.	124,306	6,660,316
Louisiana-Pacific Corp.*	206,000	3,411,360

		10,950,925

Total Materials		100,191,529

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Telecommunication Services (0.1%)
Diversified Telecommunication Services (0.1%)
Frontier Communications Corp.	340,709	$2,272,529
Windstream Holdings, Inc.	15,357	126,542
Zayo Group Holdings, Inc.*	4,504	137,687

		2,536,758

Wireless Telecommunication Services (0.0%)
Telephone & Data Systems, Inc.	29,529	745,607
U.S. Cellular Corp.*	4,397	175,133

		920,740

Total Telecommunication Services		3,457,498

Utilities (6.9%)
Electric Utilities (2.8%)
Cleco Corp.	14,299	779,867
Edison International	110,020	7,204,110
Entergy Corp.	60,873	5,325,170
FirstEnergy Corp.	142,635	5,561,339
Great Plains Energy, Inc.	169,444	4,813,904
Hawaiian Electric Industries, Inc.	34,618	1,159,011
ITC Holdings Corp.	73,204	2,959,638
Northeast Utilities	107,326	5,744,087
OGE Energy Corp.	67,023	2,377,976
Pepco Holdings, Inc.	85,793	2,310,405
Pinnacle West Capital Corp.	37,668	2,573,101
Portland General Electric Co.	143,300	5,421,039
PPL Corp.	224,405	8,152,634
Westar Energy, Inc.	137,310	5,662,664
Xcel Energy, Inc.	170,566	6,126,731

		66,171,676

Gas Utilities (0.9%)
AGL Resources, Inc.	40,673	2,217,085
Atmos Energy Corp.	34,029	1,896,776
National Fuel Gas Co.	28,439	1,977,364
Questar Corp.	58,589	1,481,130
UGI Corp.	373,522	14,186,366

		21,758,721

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	245,351	3,378,483
Calpine Corp.*	113,918	2,521,005
NRG Energy, Inc.	114,925	3,097,229

		8,996,717

Multi-Utilities (2.6%)
Alliant Energy Corp.	69,821	4,637,511
Ameren Corp.	82,256	3,794,469
CenterPoint Energy, Inc.	145,956	3,419,749
CMS Energy Corp.	91,872	3,192,552
Consolidated Edison, Inc.	99,379	6,560,008
DTE Energy Co.	59,826	5,167,172
Integrys Energy Group, Inc.	26,997	2,101,716
MDU Resources Group, Inc.	65,418	1,537,323
NiSource, Inc.	106,468	4,516,373
Public Service Enterprise Group, Inc.	171,774	7,113,161
SCANA Corp.	48,286	2,916,474
Sempra Energy	82,927	9,234,751
TECO Energy, Inc.	78,838	1,615,391

Vectren Corp.	27,933	$1,291,343
Wisconsin Energy Corp.	76,679	4,044,050

		61,142,043

Water Utilities (0.2%)
American Water Works Co., Inc.	60,649	3,232,592
Aqua America, Inc.	58,983	1,574,846

		4,807,438

Total Utilities		162,876,595

Total Common Stocks (70.7%) (Cost $1,226,818,585)		1,660,093,171

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(9.9%)
iShares® Core S&P Mid-Cap ETF	3,855	558,204
iShares® Morningstar Mid-Cap ETF	6,466	953,347
iShares® Morningstar Mid-Cap Growth ETF	3,530	548,244
iShares® Morningstar Mid-Cap Value ETF‡	250,037	31,142,108
iShares® Russell Mid-Cap ETF	2,905	485,251
iShares® Russell Mid-Cap Growth ETF	5,854	545,768
iShares® Russell Mid-Cap Value ETF	1,002,075	73,923,073
iShares® S&P Mid-Cap 400 Growth ETF	2,700	431,109
iShares® S&P Mid-Cap 400 Value ETF	475,921	60,836,982
SPDR® S&P 400 MidCap Value ETF	23,094	1,969,685
Vanguard Mid-Cap Value Index Fund	686,100	61,357,923

Total Investment Companies (9.9%) (Cost $123,856,018)		232,751,694

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15* (Cost $—)	4,869	46,256

Total Investments (80.6%) (Cost $1,350,674,603)		1,892,891,121
Other Assets Less Liabilities (19.4%)		456,417,076

Net Assets (100%)		$2,349,308,197

*	Non-income producing.
†	Securities (totaling $9,047 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
iShares® Morningstar Mid-Cap Value ETF	$26,288,697	$2,420,103	$—	$31,142,108	$588,620	$—

†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	879	March-15	$102,534,404	$105,541,530	$3,007,126
S&P 500 E-Mini Index	1,050	March-15	107,285,966	107,751,000	465,034
S&P MidCap 400 E-Mini Index	1,473	March-15	208,309,864	213,378,780	5,068,916

					$8,541,076

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$204,994,028	$3,338,294	$—		$208,332,322
Consumer Staples	71,098,829	5,646,519	—		76,745,348
Energy	73,499,784	—	9,047		73,508,831
Financials	525,771,687	—	—		525,771,687
Health Care	142,979,127	14,153,976	—		157,133,103
Industrials	170,517,178	1,151,677	—		171,668,855
Information Technology	180,407,403	—	—	(a)	180,407,403
Materials	100,191,529	—	—		100,191,529
Telecommunication Services	3,457,498	—	—		3,457,498
Utilities	162,876,595	—	—		162,876,595
Futures	8,541,076	—	—		8,541,076
Investment Companies
Exchange Traded Funds (ETFs)	232,751,694	—	—		232,751,694
Rights
Consumer Discretionary	46,256	—	—		46,256

Total Assets	$1,877,132,684	$24,290,466	$9,047		$1,901,432,197

Total Liabilities	$—	$—	$—		$—

Total	$1,877,132,684	$24,290,466	$9,047		$1,901,432,197

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$8,541,076	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(3,122)	$(3,122)
Equity contracts	44,936,418	—	44,936,418

Total	$44,936,418	$(3,122)	$44,933,296

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,646)	$(2,646)
Equity contracts	(6,809,254)	—	(6,809,254)

Total	$(6,809,254)	$(2,646)	$(6,811,900)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $523,000 for one month and futures contracts with an average notional balance of approximately $438,141,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$494,803,553
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$689,575,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$571,034,405
Aggregate gross unrealized depreciation	(46,205,471)

Net unrealized appreciation	$524,828,934

Federal income tax cost of investments	$1,368,062,187

For the year ended December 31, 2014, the Portfolio incurred approximately $1,644 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $21,065,700)	$31,142,108
Unaffiliated Issuers (Cost $1,329,062,087)	1,861,749,013
Cash	442,821,774
Cash held as collateral at broker	19,869,000
Dividends, interest and other receivables	2,971,058
Receivable for securities sold	1,007,763
Receivable from Separate Accounts for Trust shares sold	99,782
Other assets	6,189

Total assets	2,359,666,687

LIABILITIES
Due to broker for futures variation margin	4,882,902
Payable for securities purchased	2,757,361
Investment management fees payable	1,078,034
Payable to Separate Accounts for Trust shares redeemed	689,227
Distribution fees payable – Class IB	440,587
Administrative fees payable	246,652
Distribution fees payable – Class IA	51,660
Trustees’ fees payable	6,728
Accrued expenses	205,339

Total liabilities	10,358,490

NET ASSETS	$2,349,308,197

Net assets were comprised of:
Paid in capital	$2,067,025,507
Accumulated undistributed net investment income (loss)	(920,741)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(268,098,814)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	551,302,245

Net assets	$2,349,308,197

Class IA
Net asset value, offering and redemption price per share, $244,859,401 / 15,887,400 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.41

Class IB
Net asset value, offering and redemption price per share, $2,086,343,430 / 136,530,021 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.28

Class K
Net asset value, offering and redemption price per share, $18,105,366 / 1,174,754 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.41

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($588,620 of dividend income received from affiliates) (net of $160,426 foreign withholding tax)	$34,010,597
Interest	438,140

Total income	34,448,737

EXPENSES
Investment management fees	12,796,644
Distribution fees – Class IB	5,246,064
Administrative fees	3,106,669
Distribution fees – Class IA	610,928
Printing and mailing expenses	189,328
Custodian fees	184,500
Professional fees	109,444
Trustees’ fees	60,336
Miscellaneous	73,526

Total expenses	22,377,439

NET INVESTMENT INCOME (LOSS)	12,071,298

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	182,813,520
Futures	44,936,418
Foreign currency transactions	(6,929)

Net realized gain (loss)	227,743,009

Change in unrealized appreciation (depreciation) on:
Investments ($2,433,308 of change in unrealized appreciation (depreciation) from affiliates)	9,418,316
Futures	(6,809,254)
Foreign currency translations	(3,436)

Net change in unrealized appreciation (depreciation)	2,605,626

NET REALIZED AND UNREALIZED GAIN (LOSS)	230,348,635

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$242,419,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,071,298	$10,080,422
Net realized gain (loss) on investments, futures and foreign currency transactions	227,743,009	275,280,472
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	2,605,626	281,458,836

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	242,419,933	566,819,730

DIVIDENDS :
Dividends from net investment income
Class IA	(1,399,652)	(1,149,098)
Class IB	(11,930,675)	(9,969,307)
Class K	(147,785)	(109,247)

TOTAL DIVIDENDS :	(13,478,112)	(11,227,652)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 589,718 and 485,943 shares, respectively ]	8,578,653	5,928,264
Capital shares issued in reinvestment of dividends [ 91,494 and 84,096 shares, respectively ]	1,399,652	1,149,098
Capital shares repurchased [ (2,179,211) and (2,678,508) shares, respectively ]	(32,049,136)	(33,311,353)

Total Class IA transactions	(22,070,831)	(26,233,991)

Class IB
Capital shares sold [ 4,050,192 and 5,102,420 shares, respectively ]	58,827,778	61,020,075
Capital shares sold in-kind (Note 9)[ 0 and 31,638,148 shares, respectively ]	—	403,124,369
Capital shares issued in reinvestment of dividends [ 786,581 and 735,851 shares, respectively ]	11,930,675	9,969,307
Capital shares repurchased [ (21,205,604) and (25,231,807) shares, respectively ]	(307,426,735)	(315,090,514)

Total Class IB transactions	(236,668,282)	159,023,237

Class K
Capital shares sold [ 304,893 and 314,837 shares, respectively ]	4,530,507	3,827,743
Capital shares sold in-kind (Note 9)[ 0 and 13 shares, respectively ]	—	163
Capital shares issued in reinvestment of dividends [ 9,662 and 7,996 shares, respectively ]	147,785	109,247
Capital shares repurchased [ (254,124) and (291,635) shares, respectively ]	(3,735,602)	(3,567,974)

Total Class K transactions	942,690	369,179

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(257,796,423)	133,158,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	(28,854,602)	688,750,503
NET ASSETS:
Beginning of year	2,378,162,799	1,689,412,296

End of year (a)	$2,349,308,197	$2,378,162,799

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(920,741)	$(1,076,409)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$13.98	$10.56	$9.01	$10.03		$8.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.06	0.08	0.11		0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	3.43	1.60	(1.02)		1.75

Total from investment operations	1.52	3.49	1.68	(0.91)		1.86

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.13)	(0.11)		(0.12)

Net asset value, end of year	$15.41	$13.98	$10.56	$9.01		$10.03

Total return	10.87%	33.02%	18.61%	(9.04)%		22.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$244,859	$243,066	$205,787	$199,783		$281,098
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.95%	0.97%	0.99%	0.72%		0.74%
After waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.72%		0.73%
Before waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.73%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.51%	0.47%	0.83%	1.11%		1.24%
After waivers, reimbursements and fees paid indirectly (f)	0.51%	0.47%	0.83%	1.11%		1.24%
Before waivers, reimbursements and fees paid indirectly (f)	0.51%	0.47%	0.83%	1.11%		1.24%
Portfolio turnover rate^	26%	38%	27%	29%		35%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$13.86	$10.47	$8.93	$9.96		$8.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.08	0.09		0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.44	3.40	1.59	(1.03)		1.75

Total from investment operations	1.51	3.46	1.67	(0.94)		1.84

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.13)	(0.09)		(0.09)

Net asset value, end of year	$15.28	$13.86	$10.47	$8.93		$9.96

Total return	10.88%	33.01%	18.65%	(9.44)%		22.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,086,343	$2,119,517	$1,472,191	$1,396,220		$1,752,837
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.95%	0.97%	0.99%	0.97	%(c)	0.99%
After waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.97	%(c)	0.98%
Before waivers, reimbursements and fees paid indirectly (f)	0.95%	0.97%	0.99%	0.98%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.51%	0.49%	0.84%	0.88%		1.01%
After waivers, reimbursements and fees paid indirectly (f)	0.51%	0.49%	0.84%	0.88%		1.01%
Before waivers, reimbursements and fees paid indirectly (f)	0.51%	0.49%	0.84%	0.87%		1.01%
Portfolio turnover rate^	26%	38%	27%	29%		35%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			December 1, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$13.98	$10.56	$9.01	$9.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.09	0.11	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.45	3.43	1.59	0.05

Total from investment operations	1.56	3.52	1.70	0.08

Less distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.15)	(0.11)

Net asset value, end of period	$15.41	$13.98	$10.56	$9.01

Total return (b)	11.14%	33.35%	18.91%	0.93%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$18,105	$15,579	$11,434	$9,859
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.70%	0.72%	0.74%	0.67%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.70%	0.72%	0.74%	0.67%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.70%	0.72%	0.74%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.77%	0.73%	1.10%	3.43%
After waivers, reimbursements and fees paid indirectly (a)(f)	0.77%	0.73%	1.10%	3.44%
Before waivers, reimbursements and fees paid indirectly (a)(f)	0.77%	0.73%	1.10%	3.43%
Portfolio turnover rate^	26%	38%	27%	29%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.26%	8.68%
Portfolio – Class K Shares*	7.53	8.96
MSCI World (Net) Index	4.94	7.25
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.26% for the year ended December 31, 2014. The Portfolio’s benchmark, the MSCI World (Net) Index returned, 4.94% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Generally, the riskiest stocks, as measured by stock-specific risk and beta, were the worst performing segment of the Market in 2014. Therefore, the Portfolio’s avoidance of names like Amazon.com, General Electric, and BP was helpful over the full year.

•	Positions in high earnings quality names like Union Pacific Corp., Costco Wholesale Corp., and Sherwin-Williams Co. were among the strongest contributors this year.

•

Relative to the benchmark, the Portfolio held more exposure to Health Care, one of the best performing sectors for the benchmark over the full year. Greater-than-market exposure to stocks like Shire plc, Amgen, Inc. and Eli Lilly & Co. were key contributors to positive excess return.

•

The single worst performing economic sector in 2014 was Energy. The Portfolio benefitted from holding less exposure to this category. Driven primarily by a desire to avoid the most volatile names, the Portfolio held little or no exposure to Exxon Mobile Corp., Occidental Petroleum, Schlumberger, and BP (as mentioned above). This benefitted the Portfolio, particularly toward the end of the year as the price of oil dropped dramatically.

What hurt performance during the year:

•

Some of the biggest winners within the equity market in 2014 were tech names. The Portfolio avoided, or held lower-than-Market exposure to Apple, Inc., Facebook, Intel, Hewlett Packard and Microsoft Corp. because of their highly volatile nature, which detracted from Portfolio performance.

•

While Growth stocks nominally outperformed their Value counterparts over the full twelve months, parts of the year were marked by an investor preference for cheaper stocks along the dimension of book value. On average, the Portfolio held a higher-than-Market Price to Book ratio because of its focus on buying earnings quality (that is, stocks with better sustainable earnings growth prospects). The Portfolio was penalized for this bias during the portion of the year in which investors rewarded lower Price to Book names.

Portfolio Positioning and Outlook - AXA Rosenberg Investment Management LLC

At the end of 2014 global investors were keenly focused on the price of oil and the knock-on effects to the broader economy. We believe the continued downward pressure on crude prices will have global impact (positive and negative) and likely mean that the increased volatility that was a feature of the global shares market in the fourth quarter of 2014 will continue into 2015. The upcoming elections in Greece will be watched by all -- a victory for the left-wing Syriza Party may continue to push the euro down and further unravel the region’s hopes for recovery. Offsetting these negatives, in our opinion, is the increasingly strong economic footing of the U.S. We believe the most recent gross domestic product (GDP) print shows better-than-expected growth. Lower oil prices may translate into lower gasoline prices at the pump, further boosting U.S. consumers’ confidence and purchasing power.

AXA SMARTBETA EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Consumer Staples	17.0%
Financials	16.0
Health Care	14.3
Industrials	13.2
Consumer Discretionary	11.8
Information Technology	8.5
Utilities	6.4
Materials	4.6
Energy	4.2
Telecommunication Services	3.1
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,009.36	$6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,011.01	5.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.8%)
Auto Components (0.9%)
BorgWarner, Inc.	200	$10,990
Bridgestone Corp.	600	20,850
Continental AG	120	25,482
Delphi Automotive plc	300	21,816
Denso Corp.	300	13,982
GKN plc	1,000	5,304
Magna International, Inc.	100	10,836

		109,260

Automobiles (1.0%)
Bayerische Motoren Werke (BMW) AG	200	21,721
Daimler AG (Registered)	300	25,029
Ford Motor Co.	2,200	34,100
Fuji Heavy Industries Ltd.	400	14,086
Harley-Davidson, Inc.	200	13,182
Isuzu Motors Ltd.	500	6,100
Suzuki Motor Corp.	400	12,025
Toyota Motor Corp.	100	6,236

		132,479

Distributors (0.3%)
Genuine Parts Co.	300	31,971

Hotels, Restaurants & Leisure (2.5%)
Compass Group plc	2,258	38,486
Las Vegas Sands Corp.	200	11,632
McDonald’s Corp.	900	84,330
Oriental Land Co., Ltd.	100	22,932
Sands China Ltd.	2,000	9,728
Sodexo S.A.	200	19,610
Starbucks Corp.	500	41,025
Tatts Group Ltd.	2,600	7,315
Whitbread plc	200	14,759
Wynn Resorts Ltd.	200	29,752
Yum! Brands, Inc.	500	36,425

		315,994

Household Durables (0.2%)
Persimmon plc*	300	7,338
Sekisui House Ltd.	1,000	13,098

		20,436

Leisure Products (0.1%)
Shimano, Inc.	100	12,935

Media (1.7%)
Comcast Corp., Class A	200	11,602
DIRECTV*	300	26,010
DISH Network Corp., Class A*	200	14,578
Omnicom Group, Inc.	300	23,241
Publicis Groupe S.A.	200	14,325
SES S.A. (FDR)	500	17,935
Shaw Communications, Inc., Class B	700	18,889
Singapore Press Holdings Ltd.	3,000	9,529
Sky plc	1,200	16,702
Viacom, Inc., Class B	300	22,575
Walt Disney Co.	300	28,257
WPP plc	800	16,597

		220,240

Multiline Retail (0.5%)
Dollar Tree, Inc.*	200	$14,076
Macy’s, Inc.	400	26,300
Next plc	200	21,095

		61,471

Specialty Retail (3.3%)
AutoZone, Inc.*	100	61,911
Bed Bath & Beyond, Inc.*	200	15,234
Hennes & Mauritz AB, Class B	1,000	41,482
Home Depot, Inc.	800	83,976
Inditex S.A.	1,350	38,681
Kingfisher plc	2,000	10,539
L Brands, Inc.	200	17,310
Nitori Holdings Co., Ltd.	100	5,374
O’Reilly Automotive, Inc.*	100	19,262
Ross Stores, Inc.	400	37,704
TJX Cos., Inc.	1,100	75,438
USS Co., Ltd.	500	7,695

		414,606

Textiles, Apparel & Luxury Goods (1.3%)
Burberry Group plc	400	10,135
Cie Financiere Richemont S.A. (Registered)	400	35,431
Hermes International	2	713
Luxottica Group S.p.A.	300	16,424
LVMH Moet Hennessy Louis Vuitton S.A.	80	12,651
NIKE, Inc., Class B	500	48,075
Swatch Group AG	20	8,881
VF Corp.	400	29,960

		162,270

Total Consumer Discretionary		1,481,662

Consumer Staples (17.0%)
Beverages (3.7%)
Anheuser-Busch InBev N.V.	400	45,013
Asahi Group Holdings Ltd.	600	18,520
Brown-Forman Corp., Class B	200	17,568
Coca-Cola Co.	2,600	109,772
Diageo plc	1,800	51,626
Dr. Pepper Snapple Group, Inc.	200	14,336
Heineken N.V.	200	14,208
Molson Coors Brewing Co., Class B	200	14,904
Monster Beverage Corp.*	100	10,835
PepsiCo, Inc.	1,100	104,016
Pernod-Ricard S.A.	200	22,175
SABMiller plc	800	41,402

		464,375

Food & Staples Retailing (2.9%)
Alimentation Couche-Tard, Inc., Class B	400	16,764
Costco Wholesale Corp.	600	85,050
CVS Health Corp.	200	19,262
Koninklijke Ahold N.V.	700	12,443
Kroger Co.	400	25,684
Lawson, Inc.	200	12,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Seven & i Holdings Co., Ltd.	700	$25,249
Sysco Corp.	1,100	43,659
Wal-Mart Stores, Inc.	1,300	111,644
Woolworths Ltd.	800	19,932

		371,781

Food Products (3.8%)
Associated British Foods plc	400	19,434
ConAgra Foods, Inc.	500	18,140
General Mills, Inc.	1,000	53,330
Hershey Co.	300	31,179
Kellogg Co.	500	32,720
Kerry Group plc, Class A	300	20,699
Kraft Foods Group, Inc.	200	12,532
McCormick & Co., Inc. (Non-Voting)	200	14,860
Mead Johnson Nutrition Co.	200	20,108
Mondelez International, Inc., Class A	2,100	76,283
Nestle S.A. (Registered)	1,200	87,962
Unilever N.V. (CVA)	1,200	47,139
Unilever plc	1,200	48,745

		483,131

Household Products (3.5%)
Church & Dwight Co., Inc.	200	15,762
Clorox Co.	300	31,263
Colgate-Palmolive Co.	1,100	76,109
Henkel AG & Co. KGaA (Preference) (q)	400	43,270
Kimberly-Clark Corp.	600	69,324
Procter & Gamble Co.	1,500	136,635
Reckitt Benckiser Group plc	600	48,403
Unicharm Corp.	600	14,439

		435,205

Personal Products (0.8%)
Beiersdorf AG	200	16,312
Estee Lauder Cos., Inc., Class A	200	15,240
Kao Corp.	600	23,670
L’Oreal S.A.	240	40,293

		95,515

Tobacco (2.3%)
Altria Group, Inc.	2,000	98,540
British American Tobacco plc	1,000	54,334
Japan Tobacco, Inc.	400	10,983
Lorillard, Inc.	300	18,882
Philip Morris International, Inc.	900	73,305
Reynolds American, Inc.	600	38,562

		294,606

Total Consumer Staples		2,144,613

Energy (4.2%)
Energy Equipment & Services (0.1%)
Halliburton Co.	500	19,665

Oil, Gas & Consumable Fuels (4.1%)
Chevron Corp.	500	56,090
ConocoPhillips Co.	400	27,624
Eni S.p.A.	2,100	36,677
Exxon Mobil Corp.	1,200	110,940
Imperial Oil Ltd.	400	17,232

Royal Dutch Shell plc, Class A	2,075	$69,403
Spectra Energy Corp.	1,200	43,560
Statoil ASA	2,000	35,049
Total S.A.	1,200	61,871
TransCanada Corp.	1,100	54,062

		512,508

Total Energy		532,173

Financials (16.0%)
Banks (7.3%)
Australia & New Zealand Banking Group Ltd.	700	18,209
Banco Santander S.A.	1,000	8,362
Bank of Montreal	900	63,662
Bank of Nova Scotia	1,400	79,905
Bank of Yokohama Ltd.	2,000	10,855
Canadian Imperial Bank of Commerce	600	51,561
Chiba Bank Ltd.	1,000	6,563
Commonwealth Bank of Australia	400	27,780
Danske Bank A/S	600	16,149
DBS Group Holdings Ltd.	1,000	15,442
DNB ASA	1,000	14,744
Fukuoka Financial Group, Inc.	1,000	5,163
Hang Seng Bank Ltd.	1,100	18,290
HSBC Holdings plc	4,800	45,362
M&T Bank Corp.	100	12,562
Mitsubishi UFJ Financial Group, Inc.	2,500	13,703
Mizuho Financial Group, Inc.	8,500	14,283
National Bank of Canada	600	25,533
Nordea Bank AB	2,000	23,099
Oversea-Chinese Banking Corp., Ltd.	2,000	15,719
PNC Financial Services Group, Inc.	200	18,246
Resona Holdings, Inc.	1,800	9,085
Royal Bank of Canada	1,100	75,972
Shizuoka Bank Ltd.	1,000	9,147
Skandinaviska Enskilda Banken AB, Class A	2,000	25,299
Sumitomo Mitsui Financial Group, Inc.	300	10,840
Svenska Handelsbanken AB, Class A	400	18,677
Swedbank AB, Class A	800	19,906
Toronto-Dominion Bank	1,800	86,003
U.S. Bancorp/Minnesota	1,700	76,415
United Overseas Bank Ltd.	1,000	18,488
Wells Fargo & Co.	1,200	65,784

		920,808

Capital Markets (0.6%)
Franklin Resources, Inc.	400	22,148
T. Rowe Price Group, Inc.	300	25,758
UBS Group AG*	1,600	27,503

		75,409

Consumer Finance (0.6%)
American Express Co.	500	46,520
Discover Financial Services	400	26,196

		72,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	700	$105,105
Deutsche Boerse AG	200	14,333
Hong Kong Exchanges and Clearing Ltd.	600	13,199
McGraw Hill Financial, Inc.	300	26,694
Moody’s Corp.	200	19,162
Singapore Exchange Ltd.	1,000	5,880

		184,373

Insurance (4.1%)
AIA Group Ltd.	3,600	19,823
Allstate Corp.	600	42,150
Aon plc	400	37,932
Arch Capital Group Ltd.*	200	11,820
Chubb Corp.	500	51,735
Hannover Rueck SE	100	9,071
Insurance Australia Group Ltd.	2,800	14,196
Intact Financial Corp.	200	14,435
Legal & General Group plc	4,000	15,363
Marsh & McLennan Cos., Inc.	900	51,516
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	240	48,082
Progressive Corp.	900	24,291
Prudential plc	1,200	27,615
Sampo Oyj, Class A	900	42,201
Suncorp Group Ltd.	600	6,837
Swiss Reinsurance AG*	400	33,469
T&D Holdings, Inc.	800	9,624
Tokio Marine Holdings, Inc.	300	9,742
Travelers Cos., Inc.	400	42,340

		512,242

Real Estate Investment Trusts (REITs) (1.4%)
American Tower Corp. (REIT)	300	29,655
British Land Co. plc (REIT)	800	9,610
Dexus Property Group (REIT)	1,700	9,613
GPT Group (REIT)	3,000	10,599
Mirvac Group (REIT)	6,900	9,965
Novion Property Group (REIT)	4,100	7,059
Public Storage (REIT)	200	36,970
Simon Property Group, Inc. (REIT)	300	54,633
Unibail-Rodamco SE (REIT)	50	12,779

		180,883

Real Estate Management & Development (0.5%)
Brookfield Asset Management, Inc., Class A	500	25,056
Daito Trust Construction Co., Ltd.	100	11,323
Daiwa House Industry Co., Ltd.	1,000	18,936
Lend Lease Group	500	6,657

		61,972

Total Financials		2,008,403

Health Care (14.3%)
Biotechnology (2.0%)
Actelion Ltd. (Registered)*	100	11,505
Amgen, Inc.	500	79,645
Biogen Idec, Inc.*	100	33,945

Celgene Corp.*	500	$55,930
CSL Ltd.	200	14,082
Gilead Sciences, Inc.*	600	56,556

		251,663

Health Care Equipment & Supplies (2.4%)
Baxter International, Inc.	500	36,645
Becton, Dickinson and Co.	300	41,748
Coloplast A/S, Class B	300	25,250
Covidien plc	200	20,456
Essilor International S.A.	300	33,395
Medtronic, Inc.	900	64,980
St. Jude Medical, Inc.	300	19,509
Stryker Corp.	300	28,299
Sysmex Corp.	100	4,436
Zimmer Holdings, Inc.	200	22,684

		297,402

Health Care Providers & Services (2.0%)
Cardinal Health, Inc.	500	40,365
Cigna Corp.	200	20,582
Fresenius Medical Care AG & Co. KGaA	200	14,968
Fresenius SE & Co. KGaA	600	31,332
Henry Schein, Inc.*	100	13,615
Laboratory Corp. of America Holdings*	100	10,790
McKesson Corp.	200	41,516
Ramsay Health Care Ltd.	100	4,637
Sonic Healthcare Ltd.	400	6,007
UnitedHealth Group, Inc.	600	60,654

		244,466

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.	200	25,058

Pharmaceuticals (7.7%)
AbbVie, Inc.	300	19,632
Astellas Pharma, Inc.	2,000	27,835
AstraZeneca plc	400	28,138
Bayer AG (Registered)	500	68,355
Bristol-Myers Squibb Co.	800	47,224
Daiichi Sankyo Co., Ltd.	1,200	16,777
Eli Lilly & Co.	1,200	82,788
GlaxoSmithKline plc	2,400	51,348
Indivior plc*	600	1,397
Johnson & Johnson	1,200	125,485
Merck & Co., Inc.	1,400	79,506
Mylan, Inc.*	400	22,548
Novartis AG (Registered)	800	73,574
Novo Nordisk A/S, Class B	1,500	63,468
Otsuka Holdings Co., Ltd.	600	17,995
Pfizer, Inc.	3,800	118,370
Roche Holding AG	240	65,050
Sanofi S.A.	400	36,454
Shire plc	400	28,301

		974,245

Total Health Care		1,792,834

Industrials (13.2%)
Aerospace & Defense (3.4%)
Airbus Group N.V.	200	9,933
BAE Systems plc	3,000	21,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Boeing Co.	400	$51,992
General Dynamics Corp.	100	13,762
Honeywell International, Inc.	500	49,960
Lockheed Martin Corp.	400	77,028
Northrop Grumman Corp.	200	29,478
Precision Castparts Corp.	100	24,088
Raytheon Co.	500	54,085
Rockwell Collins, Inc.	200	16,896
Safran S.A.	200	12,310
Singapore Technologies Engineering Ltd.	3,000	7,681
United Technologies Corp.	500	57,500

		426,613

Air Freight & Logistics (0.9%)
Deutsche Post AG (Registered)	1,200	39,262
United Parcel Service, Inc., Class B	700	77,819

		117,081

Building Products (0.4%)
Assa Abloy AB, Class B	400	21,139
Daikin Industries Ltd.	100	6,449
Geberit AG (Registered)	60	20,390

		47,978

Commercial Services & Supplies (0.6%)
Brambles Ltd.	1,400	12,056
Republic Services, Inc.	500	20,125
Secom Co., Ltd.	300	17,236
Stericycle, Inc.*	200	26,216

		75,633

Electrical Equipment (0.7%)
AMETEK, Inc.	200	10,526
Emerson Electric Co.	500	30,865
Legrand S.A.	300	15,705
Rockwell Automation, Inc.	100	11,120
Schneider Electric SE	200	14,532

		82,748

Industrial Conglomerates (1.4%)
3M Co.	400	65,728
Danaher Corp.	300	25,713
Hutchison Whampoa Ltd.	1,000	11,448
Keppel Corp., Ltd.	1,000	6,673
Roper Industries, Inc.	200	31,270
Siemens AG (Registered)	300	34,023
Smiths Group plc	400	6,770

		181,625

Machinery (1.8%)
Atlas Copco AB, Class A	700	19,486
Caterpillar, Inc.	400	36,612
Cummins, Inc.	200	28,834
Deere & Co.	300	26,541
FANUC Corp.	100	16,504
IHI Corp.	2,000	10,155
Komatsu Ltd.	600	13,302
Kone Oyj, Class B	200	9,084
Kubota Corp.	1,000	14,521
Makita Corp.	100	4,524
Schindler Holding AG	100	14,429

SMC Corp.	100	$26,041

		220,033

Professional Services (0.6%)
Adecco S.A. (Registered)*	200	13,701
Capita plc	600	10,055
Equifax, Inc.	100	8,087
Experian plc	1,000	16,868
SGS S.A. (Registered)	7	14,273
Verisk Analytics, Inc., Class A*	200	12,810

		75,794

Road & Rail (2.3%)
Aurizon Holdings Ltd.	3,900	14,612
Canadian National Railway Co.	1,000	68,876
Central Japan Railway Co.	200	30,004
ComfortDelGro Corp., Ltd.	4,000	7,831
East Japan Railway Co.	300	22,476
Hankyu Hanshin Holdings, Inc.	1,000	5,380
Keio Corp.	1,000	7,177
MTR Corp., Ltd.	2,500	10,210
Odakyu Electric Railway Co., Ltd.	1,000	8,874
Tobu Railway Co., Ltd.	2,000	8,547
Union Pacific Corp.	800	95,304
West Japan Railway Co.	300	14,216

		293,507

Trading Companies & Distributors (1.0%)
Brenntag AG	240	13,505
Bunzl plc	600	16,356
Fastenal Co.	300	14,268
ITOCHU Corp.	1,900	20,314
Marubeni Corp.	2,000	11,989
Toyota Tsusho Corp.	300	6,934
W.W. Grainger, Inc.	100	25,489
Wolseley plc	300	17,078

		125,933

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	600	11,854

Total Industrials		1,658,799

Information Technology (8.5%)
Communications Equipment (0.7%)
Cisco Systems, Inc.	1,500	41,723
QUALCOMM, Inc.	700	52,031

		93,754

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	400	21,524
Hoya Corp.	300	10,044
Keyence Corp.	100	44,294
Omron Corp.	200	8,964

		84,826

Internet Software & Services (0.3%)
Google, Inc., Class A*	50	26,533
Google, Inc., Class C*	30	15,792
Yahoo! Japan Corp.	200	722

		43,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

IT Services (3.0%)
Accenture plc, Class A	400	$35,724
Amadeus IT Holding S.A., Class A	400	15,895
Automatic Data Processing, Inc.	700	58,359
Cognizant Technology Solutions Corp., Class A*	500	26,330
Fidelity National Information Services, Inc.	200	12,440
Fiserv, Inc.*	400	28,388
International Business Machines Corp.	600	96,264
MasterCard, Inc., Class A	600	51,696
Paychex, Inc.	500	23,085
Visa, Inc., Class A	100	26,220

		374,401

Semiconductors & Semiconductor Equipment (0.9%)
ARM Holdings plc	1,200	18,478
ASML Holding N.V.	300	32,141
Avago Technologies Ltd.	200	20,118
Intel Corp.	600	21,774
Linear Technology Corp.	200	9,120
Texas Instruments, Inc.	300	16,039

		117,670

Software (2.0%)
Dassault Systemes S.A.	200	12,172
Intuit, Inc.	400	36,876
Microsoft Corp.	1,800	83,610
Oracle Corp.	1,200	53,964
Sage Group plc	1,000	7,211
SAP SE	800	56,564

		250,397

Technology Hardware, Storage & Peripherals (0.9%)
Apple, Inc.	800	88,304
Western Digital Corp.	200	22,140

		110,444

Total Information Technology		1,074,539

Materials (4.6%)
Chemicals (4.2%)
Air Liquide S.A.	430	53,057
Asahi Kasei Corp.	2,000	18,329
BASF SE	100	8,453
E.I. du Pont de Nemours & Co.	600	44,364
Ecolab, Inc.	400	41,808
Givaudan S.A. (Registered)*	20	35,761
International Flavors & Fragrances, Inc.	100	10,136
Johnson Matthey plc	200	10,485
Linde AG	240	44,765
Monsanto Co.	200	23,894
Novozymes A/S, Class B	400	16,782
PPG Industries, Inc.	200	46,230
Praxair, Inc.	500	64,780
Sherwin-Williams Co.	200	52,608
Shin-Etsu Chemical Co., Ltd.	200	13,012
Syngenta AG (Registered)	80	25,688
Toray Industries, Inc.	2,000	16,018

		526,170

Containers & Packaging (0.2%)
Amcor Ltd.	1,700	$18,707
Ball Corp.	200	13,634

		32,341

Metals & Mining (0.2%)
BHP Billiton Ltd.	500	11,864
Rio Tinto Ltd.	200	9,382

		21,246

Total Materials		579,757

Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	1,600	53,744
BCE, Inc.	600	27,516
BT Group plc	5,000	31,038
Nippon Telegraph & Telephone Corp.	400	20,583
Singapore Telecommunications Ltd.	9,000	26,418
Swisscom AG (Registered)	60	31,506
Telenor ASA	1,800	36,294
TeliaSonera AB	4,000	25,724
Telstra Corp., Ltd.	4,100	19,911
TELUS Corp.	200	7,211
Verizon Communications, Inc.	1,000	46,780

		326,725

Wireless Telecommunication Services (0.5%)
KDDI Corp.	300	18,771
NTT DOCOMO, Inc.	1,600	23,421
Rogers Communications, Inc., Class B	500	19,440
SoftBank Corp.	100	5,951

		67,583

Total Telecommunication Services		394,308

Utilities (6.4%)
Electric Utilities (3.0%)
American Electric Power Co., Inc.	600	36,432
CLP Holdings Ltd.	2,500	21,646
Duke Energy Corp.	500	41,770
Edison International	300	19,644
Enel S.p.A.	4,000	17,885
NextEra Energy, Inc.	500	53,145
Northeast Utilities	300	16,056
Power Assets Holdings Ltd.	1,000	9,660
PPL Corp.	800	29,064
Southern Co.	1,300	63,843
SSE plc	1,500	37,657
Terna Rete Elettrica Nazionale S.p.A.	3,000	13,590
Xcel Energy, Inc.	600	21,552

		381,944

Gas Utilities (0.5%)
Hong Kong & China Gas Co., Ltd.	3,000	6,831
Osaka Gas Co., Ltd.	4,000	14,951
Snam S.p.A.	3,000	14,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tokyo Gas Co., Ltd.	4,000	$21,585

		58,166

Multi-Utilities (2.6%)
AGL Energy Ltd.	1,000	10,871
CMS Energy Corp.	300	10,425
Consolidated Edison, Inc.	600	39,606
Dominion Resources, Inc.	900	69,210
DTE Energy Co.	300	25,911
National Grid plc	4,200	59,875
NiSource, Inc.	400	16,968
PG&E Corp.	400	21,296
Public Service Enterprise Group, Inc.	200	8,282
Sempra Energy	400	44,544
Wisconsin Energy Corp.	400	21,096

		328,084

Water Utilities (0.3%)
American Water Works Co., Inc.	300	15,990
Severn Trent plc	300	9,301
United Utilities Group plc	800	11,337

		36,628

Total Utilities		804,822

Total Investments (99.1%) (Cost $11,615,363)		12,471,910
Other Assets Less Liabilities (0.9%)		114,678

Net Assets (100%)		$12,586,588

*	Non-income producing.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	2.0%
Belgium	0.3
Bermuda	0.1
Canada	5.3
Denmark	1.0
Finland	0.4
France	2.9
Germany	4.1
Hong Kong	0.9
Ireland	1.0
Italy	0.8
Japan	7.1
Luxembourg	0.1
Macau	0.1
Netherlands	1.0
Norway	0.7
Singapore	1.1
Spain	0.6
Sweden	1.5
Switzerland	4.1
United Kingdom	7.5
United States	56.5
Cash and Other	0.9

100.0%

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 864, CAD 4,506 CHF 5,165, EUR 23,592, HKD 4,364, JPY 2,461, and SGD 317.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$900,457	$581,205	$—	$1,481,662
Consumer Staples	1,406,268	738,345	—	2,144,613
Energy	329,173	203,000	—	532,173
Financials	1,249,759	758,644	—	2,008,403
Health Care	1,168,529	624,305	—	1,792,834
Industrials	990,992	667,807	—	1,658,799
Information Technology	868,054	206,485	—	1,074,539
Materials	297,454	282,303	—	579,757
Telecommunication Services	154,691	239,617	—	394,308
Utilities	554,834	249,988	—	804,822

Total Assets	$7,920,211	$4,551,699	$—	$12,471,910

Total Liabilities	$—	$—	$—	$—

Total	$7,920,211	$4,551,699	$—	$12,471,910

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,168,045
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,136,354

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,198,355
Aggregate gross unrealized depreciation	(342,132)

Net unrealized appreciation	$856,223

Federal income tax cost of investments	$11,615,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $11,615,363)	$12,471,910
Cash	74,560
Foreign cash (Cost $42,253)	41,269
Dividends, interest and other receivables	23,197
Receivable from investment manager	526
Receivable from Separate Accounts for Trust shares sold	393
Other assets	64

Total assets	12,611,919

LIABILITIES
Distribution fees payable – Class IB	1,237
Payable to Separate Accounts for Trust shares redeemed	87
Trustees’ fees payable	27
Accrued expenses	23,980

Total liabilities	25,331

NET ASSETS	$12,586,588

Net assets were comprised of:
Paid in capital	$11,739,599
Accumulated undistributed net investment income (loss)	(226)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(7,735)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	854,950

Net assets	$12,586,588

Class IB
Net asset value, offering and redemption price per share, $5,842,410 / 546,009 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.70

Class K
Net asset value, offering and redemption price per share, $6,744,178 / 630,322 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $16,421 foreign withholding tax)	$324,173
Interest	44

Total income	324,217

EXPENSES
Investment management fees	82,222
Administrative fees	37,745
Professional fees	37,194
Offering costs	35,701
Custodian fees	28,500
Distribution fees – Class IB	13,656
Printing and mailing expenses	976
Trustees’ fees	292
Miscellaneous	11,305

Gross expenses	247,591
Less: Waiver from investment manager	(116,456)

Net expenses	131,135

NET INVESTMENT INCOME (LOSS)	193,082

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	101,529
Foreign currency transactions	(3,471)

Net realized gain (loss)	98,058

Change in unrealized appreciation (depreciation) on:
Investments	551,105
Foreign currency translations	(1,957)

Net change in unrealized appreciation (depreciation)	549,148

NET REALIZED AND UNREALIZED GAIN (LOSS)	647,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$840,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$193,082	$21,672
Net realized gain (loss) on investments and foreign currency transactions	98,058	(23,593)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	549,148	305,802

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	840,288	303,881

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(97,960)	(11,539)
Class K	(130,213)	(13,930)

	(228,173)	(25,469)

Distributions from net realized capital gains
Class IB	(41,808)	—
Class K	(48,202)	—

	(90,010)	—

Return of capital
Class IB	—	(18,561)
Class K	—	(22,409)

	—	(40,970)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(318,183)	(66,439)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 30,365 and 500,000 shares, respectively ]	320,951	5,000,000
Capital shares issued in reinvestment of dividends and distributions [ 12,990 and 3,020 shares, respectively ]	139,768	30,100
Capital shares repurchased [ (366) and 0 shares, respectively ]	(3,978)	—

Total Class IB transactions	456,741	5,030,100

Class K
Capital shares sold [ 61,160 and 566,088 shares, respectively ]	648,931	5,660,337
Capital shares issued in reinvestment of dividends and distributions [ 16,585 and 3,647 shares, respectively ]	178,415	36,339
Capital shares repurchased [ (14,948) and (2,210) shares, respectively ]	(161,614)	(22,208)

Total Class K transactions	665,732	5,674,468

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,122,473	10,704,568

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,644,578	10,942,010
NET ASSETS:
Beginning of period	10,942,010	—

End of period (a)	$12,586,588	$10,942,010

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(226)	$(130)

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58	0.26

Total from investment operations	0.74	0.28

Less distributions:
Dividends from net investment income	(0.18)	(0.02)
Distributions from net realized gains	(0.08)	—
Return of capital	—	(0.04)

Total dividends and distributions	(0.26)	(0.06)

Net asset value, end of period	$10.70	$10.22

Total return (b)	7.26%	2.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,842	$5,141
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%	1.25%
Before waivers and reimbursements (a)	2.24%	2.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.52%	1.03	%(l)
Before waivers and reimbursements (a)	0.52%	(0.13	)%(l)
Portfolio turnover rate (z)^	27%	5%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.22	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58	0.26

Total from investment operations	0.77	0.28

Less distributions:
Dividends from net investment income	(0.21)	(0.02)
Distributions from net realized gains	(0.08)	—
Return of capital	—	(0.04)

Total dividends and distributions	(0.29)	(0.06)

Net asset value, end of period	$10.70	$10.22

Total return (b)	7.53%	2.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,744	$5,801
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%	1.00%
Before waivers and reimbursements (a)	1.99%	2.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.76%	1.28	%(l)
Before waivers and reimbursements (a)	0.76%	0.10	%(l)
Portfolio turnover rate (z)^	27%	5%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	6.21%	8.65%	4.62%
Portfolio – Class IB Shares*	6.21	8.54	4.44
Portfolio – Class K Shares**	6.48	N/A	10.49
S&P 500 Index	13.69	15.45	7.79
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.49
50% VMI – LCC /50% Barclays U.S. Intermediate Government/Credit Bond Index	8.37	9.26	7.45
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.21% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index, the Barclays U.S. Intermediate Government/Credit Bond Index and the 50% VMI — LCC/50% Barclays U.S. Intermediate Government/Credit Bond Index returned 13.69%, 3.13% and 8.37%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

During 2014, equities performed well driven by modest earnings growth and U.S. economic and employment growth. Utilities stocks were buoyed by declining long-term interest rates and stable returns and growth generated by many electric and multi-utilities. Individual Utilities contributors included electric and natural gas company PG&E and integrated utility Duke Energy. Semiconductor giant Intel largely benefited from improved demand for personal computers. Health care positions were led by Merck & Co. and Johnson & Johnson.

•

The primary contributor to fixed income returns was the favorable environment for long-term interest rates. The decline in long-term interest rates during the period enabled many high yield corporate bonds to generate positive total returns. Communications holdings Charter Communications and Cablevision Systems benefited from demand for video and data services, and iHeart Communications improved its liquidity and financial positioning. Consumer non-cyclical positions were led by HCA and Tenet Healthcare.

What hurt performance during the year:

•

Equity detractors were concentrated in the Energy and Materials sectors owing largely to greater supply and reduced demand for commodities. Collapsed crude oil prices weighed on share prices for oil-related companies, particularly BP, Canadian Oil Sands and Cobalt International Energy. Within Materials, holdings in mining companies such as Freeport-McMoRan, BHP Billiton and Rio Tinto hindered performance.

•

Many fixed income Energy companies were hurt by lower commodity prices. Investor concerns regarding the long-term viability of highly leveraged producers weighed on Samson Investment, W&T Offshore and California Resources. Basic Industry holdings, particularly those engaged in coal mining, slumped as reduced demand pressured pricing. Among these, Peabody Energy, Alpha Natural Resources and Walter Energy detracted from results.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

Although the Portfolio was more weighted toward equities at period-end, the underperformance of fixed income sectors and wider spreads enabled the Portfolio to purchase corporate bonds, mainly in Communications and Electric Utilities.

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	4.26
Weighted Average Coupon (%)	4.96
Weighted Average Modified Duration (Years)*	3.83
Weighted Average Rating**	BBB

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Equities & Warrants	39.9%
Corporate Bonds	24.7
Government Securities	15.9
Convertible Preferred Stocks	2.0
Convertible Bonds	0.5
Preferred Stocks	0.4
Cash and Other	16.6

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$990.59	$5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.27
Class IB
Actual	1,000.00	990.60	5.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.99	5.27
Class K
Actual	1,000.00	992.23	3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.25	4.00

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.5%)
Consumer Discretionary (0.2%)
Automobiles (0.2%)
Fiat Chrysler Automobiles N.V.
7.875%, 12/15/16		$2,000,000	$2,150,000

Total Consumer Discretionary			2,150,000

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Cobalt International Energy, Inc.
3.125%, 5/15/24		5,000,000	3,359,375

Total Energy			3,359,375

Financials (0.1%)
Consumer Finance (0.1%)
Volkswagen International Finance N.V.
5.500%, 11/9/15§	EUR	1,500,000	2,007,473

Total Financials			2,007,473

Materials (0.0%)
Construction Materials (0.0%)
Cemex S.A.B. de C.V.
3.750%, 3/15/18		$565,000	681,178

Total Materials			681,178

Total Convertible Bonds			8,198,026

Corporate Bonds (24.7%)
Consumer Discretionary (3.6%)
Auto Components (0.3%)
Delphi Corp.
4.150%, 3/15/24 (b)		75,000	76,875
Goodyear Tire & Rubber Co.
6.500%, 3/1/21		3,200,000	3,416,000
Johnson Controls, Inc.
1.400%, 11/2/17		250,000	248,182

			3,741,057

Automobiles (0.4%)
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc.
8.000%, 6/15/19		5,000,000	5,269,000
Navistar, Inc.
5.750%, 8/15/17		760,128	754,427

			6,023,427

Diversified Consumer Services (0.1%)
Laureate Education, Inc.
9.500%, 9/1/19§		1,500,000	1,552,500

Hotels, Restaurants & Leisure (0.2%)
1011778 BC ULC/New Red Finance, Inc.
6.000%, 4/1/22§		1,000,000	1,020,000
Carnival Corp.
3.950%, 10/15/20		150,000	156,521

Marriott International Inc.
3.125%, 10/15/21		$250,000	$250,205
McDonald’s Corp.
5.350%, 3/1/18		140,000	155,626
MGM Resorts International
6.750%, 10/1/20		400,000	421,000
Wyndham Worldwide Corp.
4.250%, 3/1/22		150,000	153,000
Yum! Brands, Inc.
3.875%, 11/1/20		150,000	158,248

			2,314,600

Household Durables (0.3%)
KB Home
7.500%, 9/15/22		4,000,000	4,220,000
Whirlpool Corp.
2.400%, 3/1/19		250,000	248,332

			4,468,332

Internet & Catalog Retail (0.0%)
Amazon.com, Inc.
2.600%, 12/5/19		250,000	252,423
3.300%, 12/5/21		150,000	152,205
QVC, Inc.
4.850%, 4/1/24		50,000	50,857

			455,485

Media (2.0%)
21st Century Fox America, Inc.
8.000%, 10/17/16		100,000	111,649
3.000%, 9/15/22		150,000	148,871
Altice S.A.
7.750%, 5/15/22§		800,000	803,000
CBS Corp.
3.375%, 3/1/22		200,000	200,877
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.
5.250%, 2/15/22§		100,000	101,375
5.625%, 2/15/24§		100,000	100,937
Clear Channel Communications, Inc.
6.919%, 1/30/19		2,539,722	2,388,926
7.669%, 7/30/19		816,818	779,380
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		25,000	35,934
Comcast Corp.
5.900%, 3/15/16		50,000	53,030
6.500%, 1/15/17		94,000	103,798
5.150%, 3/1/20		150,000	169,121
CSC Holdings LLC
6.750%, 11/15/21		2,700,000	2,990,250
Dex Media, Inc.
14.000%, 1/29/17 PIK		1,298,992	565,873
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.500%, 3/1/16		300,000	308,173
3.800%, 3/15/22		100,000	102,020
4.450%, 4/1/24		150,000	157,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Discovery Communications LLC
5.050%, 6/1/20	$100,000	$109,761
iHeartCommunications, Inc.
9.000%, 12/15/19	1,019,000	1,008,810
9.000%, 3/1/21	2,000,000	1,947,500
9.000%, 9/15/22§	7,300,000	7,117,500
Interpublic Group of Cos., Inc.
4.200%, 4/15/24	150,000	152,680
NBCUniversal Media LLC
4.375%, 4/1/21	350,000	383,856
Numericable-SFR 6.000%, 5/15/22§	1,500,000	1,508,250
Scripps Networks Interactive, Inc. 3.900%, 11/15/24	150,000	151,928
Sirius XM Radio, Inc. 6.000%, 7/15/24§	2,000,000	2,045,000
SuperMedia, Inc., Term Loan 11.600%, 12/31/16	282,503	224,413
Time Warner Cable, Inc.
8.250%, 4/1/19	170,000	207,559
4.000%, 9/1/21	100,000	106,098
Time Warner, Inc.
4.700%, 1/15/21	250,000	272,140
3.550%, 6/1/24	200,000	200,716
Univision Communications, Inc. 5.125%, 5/15/23§	2,000,000	2,041,250
Viacom, Inc.
3.500%, 4/1/17	68,000	70,845
2.200%, 4/1/19	250,000	246,550
2.750%, 12/15/19	65,000	64,734
4.250%, 9/1/23	100,000	103,301
Visant Corp. 10.000%, 10/1/17	1,900,000	1,643,500
Walt Disney Co. 2.550%, 2/15/22	250,000	248,817
WPP Finance 2010 3.750%, 9/19/24	100,000	100,467

		29,076,835

Multiline Retail (0.1%)
Dollar General Corp.
1.875%, 4/15/18	150,000	144,667
3.250%, 4/15/23	1,000,000	911,859
Kohl’s Corp. 4.750%, 12/15/23	100,000	107,094
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22	150,000	155,812
Target Corp.
6.000%, 1/15/18	200,000	225,461
2.300%, 6/26/19	250,000	252,549

		1,797,442

Specialty Retail (0.2%)
Academy Ltd./Academy Finance Corp. 9.250%, 8/1/19§	1,400,000	1,459,500
AutoZone, Inc. 4.000%, 11/15/20	100,000	105,725
Gap, Inc. 5.950%, 4/12/21	50,000	56,765
Home Depot, Inc.
5.400%, 3/1/16	105,000	110,846
2.000%, 6/15/19	250,000	249,998

Lowe’s Cos., Inc. 5.400%, 10/15/16	$100,000	$107,298

		2,090,132

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2 2.850%, 6/1/16	100,000	102,405

Total Consumer Discretionary		51,622,215

Consumer Staples (1.3%)
Beverages (0.2%)
Anheuser-Busch InBev Finance, Inc.
2.150%, 2/1/19	250,000	250,732
3.700%, 2/1/24	100,000	103,481
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 1/15/19	50,000	60,516
5.375%, 1/15/20	250,000	282,874
4.375%, 2/15/21	25,000	27,377
2.500%, 7/15/22	100,000	97,365
Beam Suntory, Inc. 5.375%, 1/15/16	9,000	9,402
Coca-Cola Co. 1.800%, 9/1/16	256,000	260,355
3.150%, 11/15/20	100,000	104,350
3.200%, 11/1/23	200,000	205,287
Diageo Capital plc 5.500%, 9/30/16	213,000	229,109
Dr. Pepper Snapple Group, Inc. 2.900%, 1/15/16	50,000	51,016
PepsiCo, Inc.
0.700%, 2/26/16	250,000	249,895
5.000%, 6/1/18	100,000	110,652
7.900%, 11/1/18	144,000	174,882
3.600%, 3/1/24	250,000	260,521

		2,477,814

Food & Staples Retailing (0.3%)
Albertsons Holdings LLC/Saturn Acquisition Merger Sub, Inc. 7.750%, 10/15/22§ (b)	500,000	507,500
Costco Wholesale Corp. 5.500%, 3/15/17	92,000	100,653
CVS Health Corp.
5.750%, 6/1/17	75,000	82,749
2.250%, 8/12/19	350,000	348,400
Kroger Co.
6.150%, 1/15/20	150,000	173,215
2.950%, 11/1/21	150,000	148,998
Safeway, Inc.
5.000%, 8/15/19 (b)	30,000	30,525
3.950%, 8/15/20 (b)	100,000	101,000
Sysco Corp. 2.350%, 10/2/19	250,000	251,379
U.S. Foods, Inc. 8.500%, 6/30/19	1,000,000	1,060,000
Walgreens Boots Alliance, Inc.
1.750%, 11/17/17	250,000	250,679
3.300%, 11/18/21	150,000	150,844
3.100%, 9/15/22	150,000	148,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Wal-Mart Stores, Inc.
5.375%, 4/5/17	$200,000	$218,976
1.125%, 4/11/18	200,000	197,702
3.625%, 7/8/20	100,000	106,809
3.250%, 10/25/20	100,000	104,469
3.300%, 4/22/24	100,000	103,047

		4,085,315

Food Products (0.3%)
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	150,000	154,885
ConAgra Foods, Inc.
3.250%, 9/15/22	100,000	98,366
General Mills, Inc.
5.650%, 2/15/19	100,000	112,915
2.200%, 10/21/19	250,000	248,069
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§	800,000	835,520
7.250%, 6/1/21§	1,200,000	1,236,000
Kellogg Co.
3.250%, 5/21/18	200,000	207,534
Kraft Foods Group, Inc.
5.375%, 2/10/20	104,000	118,104
Mondelez International, Inc.
4.125%, 2/9/16	500,000	518,511
5.375%, 2/10/20	96,000	108,610
Tyson Foods, Inc.
2.650%, 8/15/19	250,000	253,084
4.500%, 6/15/22	100,000	108,377
Unilever Capital Corp.
2.750%, 2/10/16	100,000	102,545
WhiteWave Foods Co.
5.375%, 10/1/22	1,200,000	1,236,000

		5,338,520

Household Products (0.3%)
Clorox Co.
3.050%, 9/15/22	150,000	148,165
3.500%, 12/15/24	100,000	100,253
Colgate-Palmolive Co.
1.500%, 11/1/18	150,000	149,335
Kimberly-Clark Corp.
6.125%, 8/1/17	50,000	55,900
3.625%, 8/1/20	50,000	53,338
Procter & Gamble Co.
4.700%, 2/15/19	350,000	388,922
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
7.875%, 8/15/19	1,200,000	1,266,000
9.875%, 8/15/19	800,000	844,000
5.750%, 10/15/20	900,000	923,625
8.250%, 2/15/21	400,000	412,000

		4,341,538

Tobacco (0.2%)
Alliance One International, Inc.
9.875%, 7/15/21	2,000,000	1,790,000
Altria Group, Inc.
9.700%, 11/10/18	26,000	33,037

9.250%, 8/6/19	$45,000	$57,795
2.625%, 1/14/20	200,000	200,492
2.850%, 8/9/22	200,000	193,769
4.000%, 1/31/24	100,000	104,064
Lorillard Tobacco Co.
3.500%, 8/4/16	250,000	257,047
Philip Morris International, Inc.
5.650%, 5/16/18	63,000	71,010
2.500%, 8/22/22	100,000	97,305
3.600%, 11/15/23	50,000	52,120
Reynolds American, Inc.
3.250%, 11/1/22	100,000	97,385

		2,954,024

Total Consumer Staples		19,197,211

Energy (4.0%)
Energy Equipment & Services (0.3%)
Cameron International Corp.
3.700%, 6/15/24	150,000	145,716
CHC Helicopter S.A.
9.250%, 10/15/20	1,350,000	1,309,500
Ensco plc
3.250%, 3/15/16	100,000	101,849
Halliburton Co.
2.000%, 8/1/18	100,000	99,579
3.250%, 11/15/21	100,000	101,261
Hercules Offshore, Inc.
8.750%, 7/15/21§ (b)	500,000	227,500
Nabors Industries, Inc.
6.150%, 2/15/18	290,000	301,601
National Oilwell Varco, Inc.
2.600%, 12/1/22	150,000	139,491
Ocean Rig UDW, Inc.
7.250%, 4/1/19§	1,500,000	1,050,000
Rowan Cos., Inc.
4.875%, 6/1/22	75,000	73,919
Transocean, Inc.
6.500%, 11/15/20	500,000	471,939
6.375%, 12/15/21	150,000	137,487
Weatherford International Ltd.
5.500%, 2/15/16	75,000	77,555
9.625%, 3/1/19	100,000	117,736

		4,355,133

Oil, Gas & Consumable Fuels (3.7%)
Alpha Natural Resources, Inc.
7.500%, 8/1/20§	600,000	381,000
Anadarko Petroleum Corp.
5.950%, 9/15/16	180,000	192,332
Antero Resources Finance Corp.
5.375%, 11/1/21	1,100,000	1,064,250
Apache Corp.
5.625%, 1/15/17	150,000	161,586
Bill Barrett Corp.
7.000%, 10/15/22	500,000	402,500
BP Capital Markets plc
3.200%, 3/11/16	100,000	102,673
1.375%, 5/10/18	250,000	245,501
4.500%, 10/1/20	300,000	323,241
3.814%, 2/10/24	250,000	251,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, 4/15/22	$1,000,000	$780,000
California Resources Corp.
6.000%, 11/15/24§	2,500,000	2,112,500
Canadian Natural Resources Ltd.
5.700%, 5/15/17	100,000	108,841
Cenovus Energy, Inc.
5.700%, 10/15/19	90,000	99,452
Chesapeake Energy Corp.
6.500%, 8/15/17	2,000,000	2,140,000
7.250%, 12/15/18	3,000,000	3,307,500
6.875%, 11/15/20	300,000	321,000
5.750%, 3/15/23	4,300,000	4,429,000
Chevron Corp.
0.889%, 6/24/16	350,000	350,465
1.345%, 11/15/17	250,000	249,458
2.193%, 11/15/19	35,000	35,151
2.355%, 12/5/22	150,000	144,113
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	200,000	189,028
ConocoPhillips Co.
2.875%, 11/15/21	120,000	120,224
2.400%, 12/15/22	150,000	142,183
CONSOL Energy, Inc.
8.250%, 4/1/20	1,400,000	1,457,400
5.875%, 4/15/22§	2,700,000	2,531,250
Continental Resources, Inc.
4.500%, 4/15/23	100,000	93,213
Denbury Resources, Inc.
5.500%, 5/1/22	500,000	448,750
4.625%, 7/15/23	275,000	237,875
Devon Energy Corp.
4.000%, 7/15/21	100,000	103,237
Drillships Financing Holding, Inc.
6.000%, 3/31/21	2,977,387	2,352,136
Ecopetrol S.A.
7.625%, 7/23/19	50,000	57,625
El Paso Pipeline Partners Operating Co. LLC
4.300%, 5/1/24	150,000	148,154
Enable Midstream Partners LP
3.900%, 5/15/24§	150,000	145,650
Enbridge, Inc.
5.600%, 4/1/17	250,000	266,822
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	156,190
3.600%, 2/1/23	100,000	96,560
Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	1,000,000	660,000
Enterprise Products Operating LLC
3.200%, 2/1/16	500,000	511,490
2.550%, 10/15/19	100,000	98,736
3.350%, 3/15/23	150,000	147,160
EOG Resources, Inc.
5.625%, 6/1/19	15,000	16,916
4.100%, 2/1/21	100,000	106,046
EQT Corp.
4.875%, 11/15/21	50,000	53,544
Exxon Mobil Corp.
3.176%, 3/15/24	150,000	153,900

Fieldwood Energy LLC, Term Loan
8.375%, 9/30/20	$2,500,000	$1,815,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.125%, 6/15/19	97,000	104,555
6.625%, 5/1/21	64,000	69,003
Halcon Resources Corp.
9.750%, 7/15/20	2,000,000	1,490,000
Husky Energy, Inc.
4.000%, 4/15/24	50,000	48,862
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	325,000	372,358
Kinder Morgan, Inc.
5.625%, 11/15/23§	2,300,000	2,433,168
7.750%, 1/15/32	1,700,000	2,055,181
Kinder Morgan, Inc./Delaware
2.000%, 12/1/17	350,000	348,048
Linn Energy LLC/Linn Energy Finance Corp.
8.625%, 4/15/20	1,700,000	1,470,500
Marathon Oil Corp.
2.800%, 11/1/22	100,000	92,779
Marathon Petroleum Corp.
5.125%, 3/1/21	50,000	54,820
3.625%, 9/15/24	150,000	146,414
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.750%, 10/1/20	1,000,000	520,000
Murphy Oil Corp.
3.700%, 12/1/22	100,000	88,455
NGL Energy Partners LP/NGL Energy Finance Corp.
6.875%, 10/15/21§	2,000,000	1,980,000
NGPL PipeCo LLC
7.119%, 12/15/17§	925,000	906,500
Noble Energy, Inc.
4.150%, 12/15/21	150,000	152,831
Noble Holding International Ltd.
2.500%, 3/15/17	150,000	142,905
4.625%, 3/1/21	50,000	45,241
Occidental Petroleum Corp.
4.125%, 6/1/16	100,000	104,504
2.700%, 2/15/23	200,000	190,058
ONEOK Partners LP
8.625%, 3/1/19	100,000	120,481
Peabody Energy Corp.
6.250%, 11/15/21	2,000,000	1,710,000
Petrobras Global Finance B.V.
2.000%, 5/20/16	250,000	238,050
3.250%, 3/17/17	250,000	233,175
6.250%, 3/17/24	150,000	142,245
Petrobras International Finance Co. S.A.
7.875%, 3/15/19	200,000	207,980
5.750%, 1/20/20	265,000	255,619
5.375%, 1/27/21	150,000	138,675
Petroleos Mexicanos
5.750%, 3/1/18	300,000	324,000
3.500%, 7/18/18	200,000	202,000
4.875%, 1/24/22	250,000	261,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Phillips 66 2.950%, 5/1/17	$250,000	$257,241
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	40,000	45,317
3.850%, 10/15/23	100,000	100,842
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875%, 3/1/22	200,000	197,500
Rice Energy, Inc. 6.250%, 5/1/22§	300,000	280,500
Samson Investment Co. 9.750%, 2/15/20	2,000,000	820,000
Sanchez Energy Corp. 7.750%, 6/15/21	2,800,000	2,618,000
SandRidge Energy, Inc. 8.750%, 1/15/20	750,000	487,500
Southwestern Energy Co. 4.100%, 3/15/22	100,000	97,914
Statoil ASA
3.125%, 8/17/17	250,000	260,451
5.250%, 4/15/19	25,000	28,136
2.900%, 11/8/20	200,000	202,631
Suncor Energy, Inc. 6.100%, 6/1/18	165,000	184,569
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	150,000	150,965
Total Capital International S.A.
1.000%, 8/12/16	150,000	150,344
2.700%, 1/25/23	200,000	193,090
Total Capital S.A. 4.125%, 1/28/21	250,000	269,197
TransCanada PipeLines Ltd.
7.125%, 1/15/19	118,000	137,900
3.800%, 10/1/20	100,000	102,454
Valero Energy Corp. 6.125%, 2/1/20	150,000	170,029
W&T Offshore, Inc. 8.500%, 6/15/19	1,600,000	1,040,000
Williams Cos., Inc. 7.875%, 9/1/21	93,000	106,208
Williams Partners LP
5.250%, 3/15/20	100,000	108,012
4.125%, 11/15/20	100,000	101,814
4.300%, 3/4/24	150,000	149,405

		54,220,809

Total Energy		58,575,942

Financials (5.0%)
Banks (2.9%)
Australia & New Zealand Banking Group Ltd./New York
2.250%, 6/13/19	250,000	250,002
Bank of America Corp.
5.250%, 12/1/15	476,000	493,229
3.750%, 7/12/16	150,000	155,490
6.500%, 8/1/16	250,000	269,996
5.625%, 10/14/16	75,000	80,485
6.400%, 8/28/17	150,000	167,204

5.650%, 5/1/18	$550,000	$611,445
2.600%, 1/15/19	250,000	251,785
7.625%, 6/1/19	250,000	303,974
5.700%, 1/24/22	100,000	115,750
3.300%, 1/11/23	150,000	149,844
4.125%, 1/22/24	100,000	105,114
4.000%, 4/1/24	350,000	364,433
Bank of America N.A.
5.300%, 3/15/17	106,000	113,738
Bank of Montreal
1.300%, 7/15/16	250,000	251,046
2.500%, 1/11/17	150,000	153,606
2.375%, 1/25/19	50,000	50,355
Bank of Nova Scotia
2.900%, 3/29/16	100,000	102,583
1.375%, 7/15/16	200,000	201,276
1.300%, 7/21/17	250,000	248,590
2.050%, 6/5/19	250,000	248,617
Barclays Bank plc
2.500%, 2/20/19	200,000	201,695
5.140%, 10/14/20	100,000	108,475
Barclays plc
2.750%, 11/8/19	250,000	249,596
BB&T Corp.
3.200%, 3/15/16	200,000	204,929
2.050%, 6/19/18	200,000	200,984
2.450%, 1/15/20	150,000	149,423
BNP Paribas S.A.
3.600%, 2/23/16	400,000	411,343
2.700%, 8/20/18	100,000	102,266
3.250%, 3/3/23	100,000	101,751
4.250%, 10/15/24	200,000	202,090
Capital One Bank USA N.A.
1.300%, 6/5/17	250,000	247,795
Citigroup, Inc.
5.850%, 8/2/16	58,000	62,087
4.450%, 1/10/17	300,000	318,040
6.125%, 11/21/17	250,000	279,689
1.850%, 11/24/17	250,000	249,854
1.750%, 5/1/18	250,000	247,709
2.550%, 4/8/19	100,000	100,731
8.500%, 5/22/19	250,000	311,536
3.875%, 10/25/23	150,000	155,641
3.750%, 6/16/24	250,000	255,370
6.300%, 12/31/49 (l)	4,500,000	4,427,100
Commonwealth Bank of Australia/New York
2.250%, 3/13/19	250,000	250,888
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	250,000	260,401
2.250%, 1/14/19	250,000	251,363
4.500%, 1/11/21	75,000	82,474
3.875%, 2/8/22	75,000	79,778
Discover Bank/Delaware
3.200%, 8/9/21	250,000	250,840
Fifth Third Bancorp
3.625%, 1/25/16	200,000	205,372
2.300%, 3/1/19	125,000	124,840
HSBC Holdings plc
5.100%, 4/5/21	100,000	113,473
4.000%, 3/30/22	100,000	106,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

4.250%, 3/14/24	$200,000	$207,381
Huntington National Bank
2.200%, 4/1/19	250,000	249,811
Industrial & Commercial Bank of China Ltd./New York
3.231%, 11/13/19	250,000	251,052
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18	200,000	208,247
JPMorgan Chase & Co.
1.350%, 2/15/17	200,000	200,043
6.000%, 1/15/18	250,000	279,819
1.625%, 5/15/18	250,000	247,001
4.250%, 10/15/20	200,000	215,622
4.500%, 1/24/22	250,000	273,133
3.250%, 9/23/22	100,000	100,604
3.200%, 1/25/23	150,000	149,920
3.625%, 5/13/24	250,000	256,051
3.875%, 9/10/24	200,000	200,264
5.150%, 12/31/49 (l)	2,000,000	1,884,000
7.900%, 12/31/49 (l)	9,468,000	10,168,253
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	456,000	505,952
KeyCorp
5.100%, 3/24/21	50,000	56,480
KfW
0.500%, 4/19/16	500,000	499,362
0.500%, 7/15/16	750,000	748,065
0.625%, 12/15/16	250,000	248,948
1.000%, 6/11/18	250,000	246,647
4.875%, 6/17/19	250,000	283,886
2.750%, 9/8/20	150,000	155,971
2.625%, 1/25/22	300,000	311,548
2.125%, 1/17/23	250,000	248,832
Landwirtschaftliche Rentenbank
2.125%, 7/15/16	100,000	102,248
5.125%, 2/1/17	123,000	133,613
Lloyds Bank plc
2.350%, 9/5/19	200,000	199,941
6.375%, 1/21/21	100,000	119,704
Manufacturers & Traders Trust Co.
1.400%, 7/25/17	250,000	249,686
MUFG Union Bank N.A.
2.250%, 5/6/19	250,000	249,922
National Australia Bank Ltd./ New York
1.300%, 7/25/16	250,000	251,198
PNC Bank N.A.
2.250%, 7/2/19	250,000	250,391
PNC Financial Services Group, Inc.
3.900%, 4/29/24	250,000	253,526
PNC Funding Corp.
5.125%, 2/8/20	100,000	112,571
Royal Bank of Canada
2.625%, 12/15/15	250,000	254,556
2.200%, 7/27/18	250,000	252,670
Royal Bank of Scotland Group plc
1.875%, 3/31/17	100,000	99,859
6.400%, 10/21/19	100,000	115,564
Royal Bank of Scotland plc
5.625%, 8/24/20	100,000	114,044
Sumitomo Mitsui Banking Corp.
0.900%, 1/18/16	250,000	249,552

2.450%, 1/10/19	$250,000	$250,762
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16	50,000	51,561
3.500%, 1/20/17	50,000	51,992
2.350%, 11/1/18	150,000	151,074
Svenska Handelsbanken AB
2.250%, 6/17/19	250,000	250,420
Toronto-Dominion Bank
2.375%, 10/19/16	50,000	51,165
1.400%, 4/30/18	250,000	246,819
2.250%, 11/5/19	150,000	150,243
U.S. Bancorp/Minnesota
2.200%, 11/15/16	250,000	255,174
2.200%, 4/25/19	150,000	150,972
2.950%, 7/15/22	150,000	147,489
U.S. Bank N.A./Ohio
2.125%, 10/28/19	250,000	249,289
Wachovia Corp.
5.750%, 6/15/17	100,000	110,363
Wells Fargo & Co.
3.676%, 6/15/16 (e)	300,000	311,361
2.625%, 12/15/16	250,000	256,926
5.625%, 12/11/17	250,000	278,592
2.150%, 1/15/19	150,000	150,473
3.500%, 3/8/22	100,000	103,660
3.450%, 2/13/23	100,000	101,232
4.125%, 8/15/23	100,000	104,636
3.300%, 9/9/24	250,000	251,338
5.900%, 12/31/49 (l)	1,200,000	1,212,000
Westpac Banking Corp.
2.000%, 8/14/17	200,000	202,762
1.500%, 12/1/17	150,000	149,589
2.250%, 7/30/18	250,000	253,137

		41,701,379

Capital Markets (0.5%)
Ameriprise Financial, Inc.
5.300%, 3/15/20	100,000	113,281
Bank of New York Mellon Corp.
4.150%, 2/1/21	100,000	108,571
3.550%, 9/23/21	100,000	104,679
Charles Schwab Corp.
3.225%, 9/1/22	100,000	101,274
Credit Suisse AG/New York
5.400%, 1/14/20	100,000	111,811
4.375%, 8/5/20	250,000	270,198
3.625%, 9/9/24	250,000	253,979
Deutsche Bank AG/London
3.250%, 1/11/16	100,000	102,081
1.400%, 2/13/17	150,000	149,581
6.000%, 9/1/17	150,000	166,436
2.500%, 2/13/19	150,000	151,535
Goldman Sachs Group, Inc.
5.350%, 1/15/16	83,000	86,587
3.625%, 2/7/16	85,000	87,104
5.750%, 10/1/16	130,000	139,416
5.625%, 1/15/17	215,000	230,383
6.150%, 4/1/18	600,000	673,922
2.900%, 7/19/18	150,000	153,685
2.550%, 10/23/19	250,000	248,632
5.750%, 1/24/22	250,000	289,303

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.625%, 1/22/23	$150,000	$152,180
4.000%, 3/3/24	250,000	259,344
Jefferies Group LLC
5.125%, 4/13/18	100,000	105,701
8.500%, 7/15/19	75,000	89,943
Morgan Stanley
3.800%, 4/29/16	600,000	618,892
5.450%, 1/9/17	251,000	269,800
6.625%, 4/1/18	250,000	284,577
7.300%, 5/13/19	200,000	238,348
2.375%, 7/23/19	150,000	148,183
5.750%, 1/25/21	250,000	287,256
4.875%, 11/1/22	100,000	106,203
3.750%, 2/25/23	100,000	102,643
4.100%, 5/22/23	100,000	100,789
3.875%, 4/29/24	100,000	102,568
3.700%, 10/23/24	150,000	152,113
Nomura Holdings, Inc.
4.125%, 1/19/16	150,000	154,194
NRG Yield Operating LLC
5.375%, 8/15/24§	300,000	304,500
State Street Corp.
2.875%, 3/7/16	50,000	51,192
4.375%, 3/7/21	150,000	165,814
3.300%, 12/16/24	95,000	96,451
UBS AG/Connecticut
5.875%, 7/15/16	100,000	106,883
4.875%, 8/4/20	250,000	277,778

		7,717,810

Consumer Finance (0.5%)
American Express Co.
1.550%, 5/22/18	150,000	147,748
2.650%, 12/2/22	212,000	208,128
3.625%, 12/5/24	150,000	151,114
American Express Credit Corp.
1.125%, 6/5/17	250,000	249,111
American Honda Finance Corp.
1.125%, 10/7/16	250,000	250,572
Capital One Financial Corp.
4.750%, 7/15/21	100,000	110,296
3.500%, 6/15/23	200,000	201,812
Caterpillar Financial Services Corp.
1.350%, 9/6/16	150,000	151,007
7.150%, 2/15/19	135,000	161,772
2.100%, 6/9/19	250,000	250,467
Discover Financial Services
3.850%, 11/21/22	100,000	101,162
Ford Motor Credit Co. LLC
1.700%, 5/9/16	250,000	250,949
4.250%, 2/3/17	250,000	262,473
3.000%, 6/12/17	200,000	205,048
2.375%, 3/12/19	250,000	248,556
5.875%, 8/2/21	200,000	231,355
HSBC Finance Corp.
6.676%, 1/15/21	250,000	296,709
John Deere Capital Corp.
0.750%, 1/22/16	250,000	250,785
1.125%, 6/12/17	250,000	249,010
OneMain Financial Holdings, Inc.
7.250%, 12/15/21§	2,500,000	2,562,500

Synchrony Financial
3.000%, 8/15/19	$250,000	$252,691
3.750%, 8/15/21	75,000	76,699
Toyota Motor Credit Corp.
2.800%, 1/11/16	200,000	204,285
0.800%, 5/17/16	350,000	350,128
2.050%, 1/12/17	250,000	254,350
2.750%, 5/17/21	250,000	252,669

		7,931,396

Diversified Financial Services (0.5%)
Bear Stearns Cos. LLC
6.400%, 10/2/17	155,000	173,723
Boeing Capital Corp.
4.700%, 10/27/19	100,000	111,393
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	146,000	157,661
General Electric Capital Corp.
1.500%, 7/12/16	250,000	252,264
5.400%, 2/15/17	72,000	78,253
5.625%, 9/15/17	391,000	434,276
5.625%, 5/1/18	250,000	281,103
4.625%, 1/7/21	350,000	389,575
3.150%, 9/7/22	100,000	101,946
3.100%, 1/9/23	150,000	151,864
6.375%, 11/15/67 (b)(l)	100,000	107,500
Intercontinental Exchange, Inc.
4.000%, 10/15/23	100,000	106,373
Leucadia National Corp.
5.500%, 10/18/23	100,000	102,240
Moody’s Corp.
4.500%, 9/1/22	50,000	53,683
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	100,000	102,583
5.450%, 4/10/17	82,000	89,408
2.300%, 11/15/19	200,000	199,331
Nationstar Mortgage LLC/Nationstar Capital Corp.
9.625%, 5/1/19	2,600,000	2,756,000
ORIX Corp.
5.000%, 1/12/16	25,000	25,901
3.750%, 3/9/17	150,000	155,803
Shell International Finance B.V.
2.375%, 8/21/22	250,000	239,759
3.400%, 8/12/23	100,000	102,732
Stena International S.A.
5.750%, 3/1/24§	800,000	728,000
Voya Financial, Inc.
2.900%, 2/15/18	100,000	102,380

		7,003,751

Insurance (0.3%)
ACE INA Holdings, Inc.
3.350%, 5/15/24	250,000	253,626
Aflac, Inc.
2.650%, 2/15/17	150,000	154,109
Allstate Corp.
3.150%, 6/15/23	100,000	100,253

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

American International Group, Inc.
5.600%, 10/18/16	$80,000	$85,903
5.850%, 1/16/18	206,000	230,737
3.375%, 8/15/20	150,000	155,674
Aon Corp.
3.125%, 5/27/16	100,000	102,660
5.000%, 9/30/20	50,000	55,819
Berkshire Hathaway Finance Corp.
0.950%, 8/15/16	150,000	150,025
1.600%, 5/15/17	250,000	251,685
4.250%, 1/15/21	100,000	109,823
Chubb Corp.
6.375%, 3/29/67 (l)	50,000	53,500
CNA Financial Corp.
5.875%, 8/15/20	100,000	113,746
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	150,000	168,803
Lincoln National Corp.
8.750%, 7/1/19	100,000	124,898
4.850%, 6/24/21	50,000	55,021
Marsh & McLennan Cos., Inc.
4.800%, 7/15/21	150,000	166,027
MetLife, Inc.
6.750%, 6/1/16	225,000	242,630
4.750%, 2/8/21	100,000	111,363
3.600%, 4/10/24	250,000	257,230
Progressive Corp.
3.750%, 8/23/21	50,000	53,421
Prudential Financial, Inc.
7.375%, 6/15/19 (b)	200,000	239,770
5.875%, 9/15/42 (l)	150,000	158,250
Reinsurance Group of America, Inc.
4.700%, 9/15/23	100,000	106,910
Travelers Cos., Inc.
5.750%, 12/15/17	65,000	72,467

		3,574,350

Real Estate Investment Trusts (REITs) (0.2%)
American Tower Corp.
5.050%, 9/1/20	75,000	81,174
3.500%, 1/31/23	150,000	144,420
ARC Properties Operating Partnership LP
2.000%, 2/6/17	25,000	23,830
AvalonBay Communities, Inc.
2.950%, 9/15/22	100,000	98,034
Boston Properties LP
5.625%, 11/15/20	70,000	79,824
3.850%, 2/1/23	100,000	103,924
Corporate Office Properties LP
5.250%, 2/15/24	150,000	161,083
Duke Realty LP
5.950%, 2/15/17	250,000	271,013
ERP Operating LP
4.625%, 12/15/21	150,000	164,596
Essex Portfolio LP
3.875%, 5/1/24	250,000	254,014
HCP, Inc.
6.000%, 1/30/17	45,000	49,033
5.375%, 2/1/21	150,000	168,462
3.875%, 8/15/24	150,000	152,515

Health Care REIT, Inc.
3.625%, 3/15/16	$50,000	$51,414
4.700%, 9/15/17	100,000	107,453
Hospitality Properties Trust
6.300%, 6/15/16	55,000	57,601
Liberty Property LP
4.125%, 6/15/22	100,000	103,814
National Retail Properties, Inc.
3.900%, 6/15/24	250,000	254,805
Prologis LP
3.350%, 2/1/21	100,000	101,296
Realty Income Corp.
3.250%, 10/15/22	150,000	148,211
Senior Housing Properties Trust
3.250%, 5/1/19	150,000	150,685
Simon Property Group LP
5.650%, 2/1/20	300,000	345,584
Ventas Realty LP/Ventas Capital Corp.
4.750%, 6/1/21	100,000	108,570
4.250%, 3/1/22	100,000	105,252

		3,286,607

Real Estate Management & Development (0.1%)
Algeco Scotsman Global Finance plc
8.500%, 10/15/18§	1,000,000	970,000

Thrifts & Mortgage Finance (0.0%)
Abbey National Treasury Services plc/London
3.050%, 8/23/18	100,000	103,410
2.350%, 9/10/19	250,000	250,193
BPCE S.A.
2.500%, 7/15/19	250,000	251,872

		605,475

Total Financials		72,790,768

Health Care (1.6%)
Biotechnology (0.1%)
Amgen, Inc.
2.300%, 6/15/16	350,000	354,807
3.450%, 10/1/20	150,000	156,201
3.625%, 5/22/24	250,000	253,819
Celgene Corp.
2.300%, 8/15/18	100,000	100,651
3.950%, 10/15/20	100,000	105,627
Gilead Sciences, Inc.
4.400%, 12/1/21	100,000	110,282
3.700%, 4/1/24	100,000	104,997

		1,186,384

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc.
5.375%, 6/1/18	82,000	90,914
Becton Dickinson and Co.
2.675%, 12/15/19	250,000	252,302
3.734%, 12/15/24	25,000	25,672
Boston Scientific Corp.
2.650%, 10/1/18	100,000	99,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

CareFusion Corp.
3.875%, 5/15/24	$150,000	$154,918
Covidien International Finance S.A.
6.000%, 10/15/17	187,000	209,515
Medtronic, Inc.
4.125%, 3/15/21	100,000	107,177
3.150%, 3/15/22§	80,000	80,931
2.750%, 4/1/23	100,000	97,193
Stryker Corp.
3.375%, 5/15/24	150,000	150,517

		1,269,067

Health Care Providers & Services (1.1%)
Aetna, Inc.
2.750%, 11/15/22	150,000	145,538
3.500%, 11/15/24	150,000	150,966
AmerisourceBergen Corp.
3.400%, 5/15/24	150,000	150,217
Anthem, Inc.
2.250%, 8/15/19	225,000	222,581
3.125%, 5/15/22	150,000	149,536
Cardinal Health, Inc.
3.200%, 6/15/22	50,000	50,106
CHS/Community Health Systems, Inc.
5.125%, 8/1/21	300,000	311,625
6.875%, 2/1/22	800,000	851,000
Cigna Corp.
4.500%, 3/15/21	150,000	163,845
DaVita HealthCare Partners, Inc.
5.125%, 7/15/24	1,100,000	1,124,750
Express Scripts Holding Co.
3.125%, 5/15/16	150,000	153,876
4.750%, 11/15/21	150,000	165,214
HCA, Inc.
6.500%, 2/15/20	2,300,000	2,577,150
7.500%, 2/15/22	3,200,000	3,652,160
5.875%, 5/1/23	1,500,000	1,580,625
Laboratory Corp. of America Holdings
2.500%, 11/1/18	150,000	149,287
McKesson Corp.
3.250%, 3/1/16	250,000	256,475
3.796%, 3/15/24	100,000	102,692
Medco Health Solutions, Inc.
4.125%, 9/15/20	100,000	106,230
Quest Diagnostics, Inc.
3.200%, 4/1/16	150,000	153,619
Tenet Healthcare Corp.
8.000%, 8/1/20	553,000	584,798
8.125%, 4/1/22	2,800,000	3,129,000
UnitedHealth Group, Inc.
6.000%, 2/15/18	300,000	338,531
2.875%, 12/15/21	65,000	65,354

		16,335,175

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc.
3.875%, 7/15/23	100,000	100,181
Life Technologies Corp.
5.000%, 1/15/21	100,000	110,762

Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	$100,000	$102,311
2.400%, 2/1/19	250,000	250,359
3.600%, 8/15/21	50,000	51,574
3.300%, 2/15/22	250,000	251,381

		866,568

Pharmaceuticals (0.3%)
AbbVie, Inc.
2.000%, 11/6/18	150,000	148,770
2.900%, 11/6/22	200,000	196,842
Actavis Funding SCS
1.300%, 6/15/17	200,000	196,459
Actavis, Inc.
3.250%, 10/1/22	150,000	146,812
AstraZeneca plc
5.900%, 9/15/17	63,000	70,558
Bristol-Myers Squibb Co.
2.000%, 8/1/22	100,000	94,026
GlaxoSmithKline Capital plc
1.500%, 5/8/17	50,000	50,199
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	185,000	208,199
2.800%, 3/18/23	100,000	98,705
Johnson & Johnson
2.450%, 12/5/21	150,000	150,631
3.375%, 12/5/23	100,000	106,943
Merck & Co., Inc.
1.300%, 5/18/18	250,000	247,687
2.400%, 9/15/22	150,000	146,273
Mylan, Inc.
1.800%, 6/24/16	200,000	200,904
Novartis Capital Corp.
3.400%, 5/6/24	250,000	259,362
Novartis Securities Investment Ltd.
5.125%, 2/10/19	250,000	280,474
Pfizer, Inc.
4.650%, 3/1/18	50,000	54,801
6.200%, 3/15/19	100,000	116,215
2.100%, 5/15/19	250,000	251,199
3.400%, 5/15/24	250,000	258,942
Sanofi S.A.
1.250%, 4/10/18	250,000	247,696
4.000%, 3/29/21	75,000	81,317
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	200,000	194,768
Zoetis, Inc.
3.250%, 2/1/23	150,000	147,786

		3,955,568

Total Health Care		23,612,762

Industrials (1.2%)
Aerospace & Defense (0.2%)
Embraer S.A.
5.150%, 6/15/22	75,000	78,375
General Dynamics Corp.
3.875%, 7/15/21	100,000	107,818
Honeywell International, Inc.
5.400%, 3/15/16	94,000	99,221
5.300%, 3/1/18	85,000	94,301

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

L-3 Communications Corp.
3.950%, 11/15/16	$250,000	$260,322
Lockheed Martin Corp.
4.250%, 11/15/19	150,000	163,203
Northrop Grumman Corp.
3.500%, 3/15/21	100,000	103,826
Precision Castparts Corp.
2.500%, 1/15/23	75,000	72,354
Raytheon Co.
6.400%, 12/15/18	50,000	58,311
Textron, Inc.
4.300%, 3/1/24	100,000	104,463
TransDigm, Inc.
6.000%, 7/15/22	700,000	698,250
6.500%, 7/15/24	700,000	703,500
United Technologies Corp.
6.125%, 2/1/19	233,000	270,138
3.100%, 6/1/22	50,000	50,956

		2,865,038

Air Freight & Logistics (0.2%)
CEVA Group plc
4.000%, 5/1/18§	2,100,000	1,828,312
FedEx Corp.
2.625%, 8/1/22	50,000	48,785
United Parcel Service, Inc.
5.500%, 1/15/18	60,000	66,983
3.125%, 1/15/21	200,000	209,594

		2,153,674

Airlines (0.0%)
American Airlines, Inc.
Series 2013-2 A
4.950%, 1/15/23	188,794	201,537
Southwest Airlines Co.
5.750%, 12/15/16	50,000	54,094

		255,631

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc.
4.625%, 3/15/24	100,000	102,272
Republic Services, Inc.
5.250%, 11/15/21	100,000	113,174
Waste Management, Inc.
7.375%, 3/11/19	152,000	183,920

		399,366

Construction & Engineering (0.1%)
ABB Finance USA, Inc.
2.875%, 5/8/22	150,000	150,140
Abengoa Finance S.A.U.
8.875%, 11/1/17§	1,600,000	1,520,000

		1,670,140

Electrical Equipment (0.0%)
Eaton Corp.
2.750%, 11/2/22	150,000	147,319
Emerson Electric Co.
2.625%, 2/15/23	150,000	148,928

		296,247

Industrial Conglomerates (0.1%)
Danaher Corp.
2.300%, 6/23/16	50,000	51,027

3.900%, 6/23/21	$50,000	$54,056
General Electric Co.
2.700%, 10/9/22	250,000	250,325
Koninklijke Philips N.V.
3.750%, 3/15/22	100,000	103,621
Pentair Finance S.A.
3.150%, 9/15/22	150,000	148,574
Roper Industries, Inc.
3.125%, 11/15/22	100,000	97,566
Tyco Electronics Group S.A.
6.550%, 10/1/17	100,000	112,535

		817,704

Machinery (0.3%)
Caterpillar, Inc.
2.600%, 6/26/22	100,000	98,884
Deere & Co.
4.375%, 10/16/19	150,000	163,474
2.600%, 6/8/22	100,000	98,060
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 7/15/19	2,000,000	2,145,000
Flowserve Corp.
4.000%, 11/15/23	100,000	102,838
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	250,000	248,550
Navistar International Corp.
8.250%, 11/1/21	1,100,000	1,078,000
Parker-Hannifin Corp.
3.300%, 11/21/24	150,000	152,845
Stanley Black & Decker, Inc.
2.900%, 11/1/22	100,000	98,360

		4,186,011

Marine (0.0%)
Stena AB
7.000%, 2/1/24§	300,000	273,000

Road & Rail (0.1%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	115,000	128,900
3.750%, 4/1/24	25,000	26,185
Canadian National Railway Co.
5.550%, 5/15/18	48,000	53,796
CSX Corp.
7.375%, 2/1/19	100,000	119,931
Norfolk Southern Corp.
5.900%, 6/15/19	40,000	45,911
Ryder System, Inc.
3.500%, 6/1/17	100,000	104,752
Union Pacific Corp.
5.700%, 8/15/18	100,000	113,664

		593,139

Trading Companies & Distributors (0.2%)
Air Lease Corp.
3.875%, 4/1/21	150,000	150,375
GATX Corp.
2.375%, 7/30/18	150,000	150,581
HD Supply, Inc.
5.250%, 12/15/21§	1,000,000	1,017,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

International Lease Finance Corp.
8.750%, 3/15/17	$1,000,000	$1,110,000
United Rentals North America, Inc.
8.375%, 9/15/20	500,000	537,500

		2,965,956

Total Industrials		16,475,906

Information Technology (2.3%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
5.500%, 2/22/16	121,000	128,054
4.450%, 1/15/20	250,000	274,137
3.625%, 3/4/24	150,000	156,758
Juniper Networks, Inc.
4.600%, 3/15/21	50,000	52,099
Motorola Solutions, Inc.
3.500%, 9/1/21	250,000	248,490

		859,538

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
2.550%, 1/30/19	100,000	100,656
CDW LLC/CDW Finance Corp.
8.500%, 4/1/19 (b)	989,000	1,043,395

		1,144,051

Internet Software & Services (0.0%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19§	250,000	245,580
eBay, Inc.
2.200%, 8/1/19	150,000	148,133
3.250%, 10/15/20	50,000	50,753
2.600%, 7/15/22	100,000	94,355
Google, Inc.
2.125%, 5/19/16	100,000	102,102

		640,923

IT Services (1.0%)
Computer Sciences Corp.
4.450%, 9/15/22	100,000	102,415
Fidelity National Information Services, Inc.
3.500%, 4/15/23	100,000	99,275
First Data Corp.
8.250%, 1/15/21§	4,009,000	4,284,619
12.625%, 1/15/21 (b)	4,100,000	4,868,750
8.750%, 1/15/22 PIK§	2,014,000	2,165,050
Fiserv, Inc.
6.800%, 11/20/17	100,000	113,275
4.750%, 6/15/21	100,000	109,391
International Business Machines Corp.
5.700%, 9/14/17	350,000	389,882
1.950%, 2/12/19	200,000	200,333
3.375%, 8/1/23	150,000	152,804
MasterCard, Inc.
3.375%, 4/1/24	50,000	51,371
SRA International, Inc.
6.500%, 7/20/18 (b)	1,120,428	1,118,327
11.000%, 10/1/19	500,000	531,250

Western Union Co.
5.930%, 10/1/16	$150,000	$161,199
Xerox Corp.
4.500%, 5/15/21	150,000	159,669

		14,507,610

Semiconductors & Semiconductor Equipment (0.7%)
Applied Materials, Inc.
4.300%, 6/15/21	100,000	108,908
Freescale Semiconductor, Inc.
10.750%, 8/1/20 (b)	3,852,000	4,217,940
5.000%, 5/15/21§	5,000,000	4,937,500
Intel Corp.
3.300%, 10/1/21	100,000	103,891
2.700%, 12/15/22	150,000	147,542
KLA-Tencor Corp.
3.375%, 11/1/19	250,000	254,850
4.125%, 11/1/21	135,000	138,355

		9,908,986

Software (0.3%)
Autodesk, Inc.
1.950%, 12/15/17	50,000	50,083
BMC Software Finance, Inc.
8.125%, 7/15/21§	2,500,000	2,350,000
Boxer Parent Co., Inc.
9.750%, 10/15/19 PIK§	300,000	255,000
CA, Inc.
2.875%, 8/15/18	200,000	203,046
Infor U.S., Inc.
9.375%, 4/1/19	400,000	430,000
Microsoft Corp.
1.000%, 5/1/18	200,000	197,194
4.000%, 2/8/21	150,000	163,930
Oracle Corp.
5.750%, 4/15/18	250,000	282,608
2.375%, 1/15/19	150,000	152,505
2.250%, 10/8/19	250,000	251,478
2.500%, 10/15/22	200,000	194,807

		4,530,651

Technology Hardware, Storage & Peripherals (0.1%)
Apple, Inc.
1.000%, 5/3/18	500,000	491,164
3.450%, 5/6/24	250,000	262,186
EMC Corp.
1.875%, 6/1/18	250,000	248,366
Hewlett-Packard Co.
3.300%, 12/9/16	300,000	310,133
5.500%, 3/1/18	156,000	171,721
2.750%, 1/14/19	150,000	149,871
NetApp, Inc.
2.000%, 12/15/17	150,000	149,815
Seagate HDD Cayman
4.750%, 6/1/23	75,000	77,828

		1,861,084

Total Information Technology		33,452,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Materials (0.7%)
Chemicals (0.2%)
Agrium, Inc.
3.150%, 10/1/22	$50,000	$48,503
Dow Chemical Co.
8.550%, 5/15/19	150,000	186,342
3.000%, 11/15/22	150,000	146,179
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	94,000	101,331
6.000%, 7/15/18	250,000	284,394
Eastman Chemical Co.
2.700%, 1/15/20	250,000	249,855
3.600%, 8/15/22	100,000	101,298
Ecolab, Inc.
3.000%, 12/8/16	250,000	258,221
INEOS Group Holdings S.A.
5.875%, 2/15/19§	300,000	284,250
Lubrizol Corp.
8.875%, 2/1/19	55,000	68,871
LyondellBasell Industries N.V.
6.000%, 11/15/21	200,000	230,565
Monsanto Co.
1.150%, 6/30/17	250,000	247,724
2.750%, 7/15/21	60,000	59,532
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	200,000	208,146

		2,475,211

Construction Materials (0.1%)
Cemex S.A.B. de C.V.
9.000%, 1/11/18§	644,000	669,760
7.250%, 1/15/21§	1,000,000	1,055,000
CRH America, Inc.
6.000%, 9/30/16	83,000	89,331

		1,814,091

Metals & Mining (0.4%)
AngloGold Ashanti Holdings plc
8.500%, 7/30/20	800,000	836,000
Barrick Gold Corp.
3.850%, 4/1/22	100,000	96,355
4.100%, 5/1/23	150,000	145,561
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15	50,000	52,190
6.500%, 4/1/19	160,000	188,069
First Quantum Minerals Ltd.
6.750%, 2/15/20§	1,035,000	936,675
7.000%, 2/15/21§	1,035,000	931,500
FMG Resources Pty Ltd.
6.875%, 2/1/18§	444,444	402,222
Freeport-McMoRan, Inc.
2.150%, 3/1/17	100,000	100,101
3.100%, 3/15/20	200,000	194,441
3.875%, 3/15/23	150,000	142,343
Goldcorp, Inc.
2.125%, 3/15/18	100,000	98,919
Newmont Mining Corp.
3.500%, 3/15/22	100,000	93,821
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	100,000	126,243
Rio Tinto Finance USA plc
1.375%, 6/17/16	350,000	351,357

3.500%, 3/22/22	$100,000	$100,193
Teck Resources Ltd.
3.150%, 1/15/17	50,000	50,836
4.500%, 1/15/21	100,000	98,155
Vale Overseas Ltd.
6.250%, 1/11/16	150,000	155,910
4.375%, 1/11/22	150,000	143,055
Walter Energy, Inc.
9.500%, 10/15/19§	1,000,000	760,000

		6,003,946

Paper & Forest Products (0.0%)
International Paper Co.
7.500%, 8/15/21	50,000	62,132
4.750%, 2/15/22	150,000	163,349

		225,481

Total Materials		10,518,729

Telecommunication Services (2.9%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.
2.950%, 5/15/16	50,000	51,270
5.500%, 2/1/18	525,000	579,730
3.000%, 2/15/22	100,000	98,657
2.625%, 12/1/22	250,000	238,273
British Telecommunications plc
5.950%, 1/15/18	100,000	111,500
CCO Holdings LLC/CCO Holdings Capital Corp.
7.375%, 6/1/20	2,000,000	2,117,600
6.500%, 4/30/21	1,000,000	1,053,800
5.750%, 1/15/24	1,000,000	1,012,500
CenturyLink, Inc.
6.750%, 12/1/23	400,000	438,000
Frontier Communications Corp.
8.500%, 4/15/20	700,000	781,410
Intelsat Jackson Holdings S.A.
5.500%, 8/1/23	1,000,000	992,000
Qwest Corp.
6.750%, 12/1/21	100,000	115,309
Telecom Italia S.p.A.
5.303%, 5/30/24§	2,000,000	2,030,000
Telefonica Emisiones S.A.U.
6.421%, 6/20/16	299,000	319,609
4.570%, 4/27/23	150,000	160,625
Verizon Communications, Inc.
2.500%, 9/15/16	342,000	349,318
1.350%, 6/9/17	250,000	248,586
2.550%, 6/17/19	250,000	250,914
3.000%, 11/1/21	250,000	246,610
2.450%, 11/1/22	200,000	187,016
5.150%, 9/15/23	3,900,000	4,299,683
Virgin Media Secured Finance plc
5.500%, 1/15/25§	2,000,000	2,065,000
Wind Acquisition Finance S.A.
7.375%, 4/23/21§	1,000,000	943,800

		18,691,210

Wireless Telecommunication Services (1.6%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20	200,000	220,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Rogers Communications, Inc.
6.800%, 8/15/18	$100,000	$115,656
Sprint Communications, Inc.
9.000%, 11/15/18§	3,500,000	3,989,650
7.000%, 8/15/20 (b)	1,000,000	1,000,000
11.500%, 11/15/21	2,500,000	3,000,000
Sprint Corp.
7.875%, 9/15/23	4,700,000	4,639,840
T-Mobile USA, Inc.
6.633%, 4/28/21	5,000,000	5,125,000
6.731%, 4/28/22	5,000,000	5,131,250
Vodafone Group plc
5.450%, 6/10/19	200,000	224,391
2.950%, 2/19/23	150,000	144,888

		23,591,475

Total Telecommunication Services		42,282,685

Utilities (2.1%)
Electric Utilities (0.3%)
Baltimore Gas & Electric Co.
5.900%, 10/1/16	122,000	132,279
Commonwealth Edison Co.
6.150%, 9/15/17	144,000	161,450
3.400%, 9/1/21	100,000	103,968
Connecticut Light & Power Co.
2.500%, 1/15/23	150,000	146,726
Dominion Gas Holdings LLC
3.600%, 12/15/24	150,000	151,884
DTE Electric Co.
3.450%, 10/1/20	100,000	104,188
Duke Energy Carolinas LLC
7.000%, 11/15/18	26,000	30,775
Duke Energy Corp.
2.100%, 6/15/18	250,000	251,999
5.050%, 9/15/19	165,000	183,169
Duke Energy Indiana, Inc.
3.750%, 7/15/20	100,000	105,965
Edison International
3.750%, 9/15/17	100,000	105,676
Entergy Corp.
4.700%, 1/15/17	200,000	211,054
5.125%, 9/15/20	50,000	54,415
Georgia Power Co.
3.000%, 4/15/16	250,000	256,899
Hydro-Quebec
2.000%, 6/30/16	150,000	152,818
LG&E and KU Energy LLC
3.750%, 11/15/20	100,000	103,358
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	75,000	79,773
2.700%, 9/15/19	200,000	201,707
Northern States Power Co.
5.250%, 3/1/18	25,000	27,584
2.150%, 8/15/22	100,000	95,785
Ohio Power Co.
6.000%, 6/1/16	65,000	69,327
Oncor Electric Delivery Co. LLC
2.150%, 6/1/19	250,000	247,804

Pacific Gas & Electric Co.
3.500%, 10/1/20	$100,000	$103,820
3.750%, 2/15/24	250,000	259,860
PPL Capital Funding, Inc.
4.200%, 6/15/22	75,000	79,484
3.950%, 3/15/24	100,000	103,896
Progress Energy, Inc.
4.400%, 1/15/21	100,000	108,596
Public Service Electric & Gas Co.
3.050%, 11/15/24	150,000	150,687
Southern California Edison Co.
3.875%, 6/1/21	50,000	54,191
Southern Co.
2.150%, 9/1/19	150,000	149,073
Southwestern Electric Power Co.
6.450%, 1/15/19	100,000	115,469
Virginia Electric & Power Co.
5.950%, 9/15/17	100,000	111,874
Wisconsin Electric Power Co.
2.950%, 9/15/21	50,000	51,100
Xcel Energy, Inc.
4.700%, 5/15/20	100,000	109,002

		4,375,655

Gas Utilities (0.4%)
Atmos Energy Corp.
8.500%, 3/15/19	70,000	87,236
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 5/1/20	2,500,000	2,525,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.500%, 4/1/19§	1,000,000	760,625
Sabine Pass Liquefaction LLC
5.750%, 5/15/24	2,000,000	1,960,000

		5,332,861

Independent Power and Renewable Electricity Producers (1.0%)
Calpine Corp.
5.375%, 1/15/23	3,000,000	3,022,500
7.875%, 1/15/23§	699,000	770,647
5.750%, 1/15/25	3,000,000	3,048,750
GenOn Energy, Inc.
7.875%, 6/15/17	1,800,000	1,777,500
InterGen N.V.
7.000%, 6/30/23§	5,000,000	4,750,000
PSEG Power LLC
5.500%, 12/1/15	325,000	338,217
Tennessee Valley Authority
5.500%, 7/18/17	500,000	555,390

		14,263,004

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	70,000	78,453
2.000%, 11/15/18	60,000	59,789
3.750%, 11/15/23	250,000	260,703
Consolidated Edison Co. of New York, Inc.
5.375%, 12/15/15	85,000	88,715
5.850%, 4/1/18	175,000	198,392
Consumers Energy Co.
2.850%, 5/15/22	50,000	49,861

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.375%, 8/15/23	$100,000	$103,022
DTE Energy Co.
6.350%, 6/1/16	60,000	64,374
NiSource Finance Corp.
6.400%, 3/15/18	100,000	113,760
6.125%, 3/1/22	100,000	118,689
San Diego Gas & Electric Co.
3.600%, 9/1/23	150,000	158,007
Sempra Energy
3.550%, 6/15/24	250,000	254,927

		1,548,692

Multi-Utilities & Unregulated Power (0.3%)
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
6.750%, 11/1/19§ (b)	5,000,000	5,062,500

Total Utilities		30,582,712

Total Corporate Bonds		359,111,773

Government Securities (15.9%)
Foreign Governments (0.6%)
Export-Import Bank of Korea
4.000% 1/11/17	250,000	262,006
4.000% 1/14/24	250,000	269,010
Federative Republic of Brazil
8.000% 1/15/18 (b)	207,667	226,357
5.875% 1/15/19	355,000	395,292
4.875% 1/22/21	250,000	266,250
Japan Bank for International Cooperation
2.500% 1/21/16	100,000	102,050
2.500% 5/18/16	200,000	204,954
1.750% 5/29/19	300,000	298,761
Korea Development Bank
3.250% 3/9/16	200,000	204,794
Province of British Columbia
2.000% 10/23/22	200,000	194,574
Province of New Brunswick
2.750% 6/15/18	50,000	51,809
Province of Nova Scotia
5.125% 1/26/17	50,000	54,258
Province of Ontario
4.750% 1/19/16	47,000	49,073
1.100% 10/25/17	500,000	498,523
2.000% 9/27/18	250,000	252,653
2.450% 6/29/22	150,000	149,116
Province of Quebec
2.750% 8/25/21	200,000	203,049
2.625% 2/13/23	200,000	199,882
2.875% 10/16/24	100,000	100,461
Republic of Colombia
7.375% 3/18/19	250,000	293,750
4.000% 2/26/24	200,000	204,500
Republic of Italy
4.750% 1/25/16	49,000	50,943
5.250% 9/20/16	250,000	266,492
6.875% 9/27/23	100,000	127,497
Republic of Panama
4.000% 9/22/24	200,000	205,500
Republic of Peru
7.125% 3/30/19	260,000	307,450

Republic of Philippines
6.500% 1/20/20	$250,000	$299,687
Republic of Poland
6.375% 7/15/19	150,000	175,800
5.000% 3/23/22	150,000	168,271
4.000% 1/22/24	100,000	106,125
Republic of South Africa
5.500% 3/9/20	150,000	163,875
Republic of Turkey
6.750% 4/3/18	250,000	279,375
7.500% 11/7/19	200,000	235,500
3.250% 3/23/23	250,000	237,187
Svensk Exportkredit AB
0.625% 5/31/16	250,000	249,947
United Mexican States
5.625% 1/15/17	250,000	269,000
5.125% 1/15/20	300,000	331,050
4.000% 10/2/23	250,000	262,500

		8,217,321

Municipal Bonds (0.0%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107% 7/1/18	100,000	100,692
New Jersey Economic Development Authority, School Facilities Construction Refunding Bonds, Series QQ
1.096% 6/15/16	50,000	49,839
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM (Zero Coupon), 2/15/20	50,000	42,444
State of California Taxable Various Purpose, General Obligation Bonds, Series 2010,
6.650% 3/1/22	140,000	173,169
State of Illinois, General Obligation Bonds, Series 2011,
5.365% 3/1/17	150,000	160,582
5.877% 3/1/19	100,000	110,412

		637,138

Supranational (0.5%)
Asian Development Bank
1.750% 9/11/18	250,000	252,183
1.875% 4/12/19	250,000	252,204
European Bank for Reconstruction & Development
1.000% 6/15/18	250,000	246,097
1.625% 11/15/18	150,000	149,964
European Investment Bank
0.625% 4/15/16	500,000	500,481
2.500% 5/16/16	100,000	102,619
1.750% 3/15/17	500,000	508,742
5.125% 5/30/17	250,000	274,240
1.000% 8/17/17	500,000	498,556
1.000% 6/15/18	250,000	246,406
1.625% 12/18/18	150,000	150,129
1.750% 6/17/19	500,000	502,913
4.000% 2/16/21	200,000	222,648
Inter-American Development Bank
1.375% 10/18/16	500,000	505,470
1.000% 7/14/17	500,000	498,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.875% 2/14/20	$150,000	$164,695
3.000% 10/4/23	250,000	263,986
International Bank for Reconstruction & Development
2.125% 3/15/16	500,000	509,814
0.500% 5/16/16	500,000	499,522
0.625% 10/14/16	250,000	249,481
1.875% 3/15/19	250,000	252,364
2.125% 2/13/23	200,000	198,099
International Finance Corp.
1.125% 11/23/16	250,000	251,726
0.875% 6/15/18	250,000	245,112
1.750% 9/16/19	250,000	249,977

		7,796,204

U.S. Government Agencies (1.0%)
Federal Farm Credit Bank
4.875% 1/17/17	180,000	194,667
Federal Home Loan Bank
0.875% 5/24/17	3,500,000	3,499,111
5.250% 6/5/17	195,000	214,935
5.375% 8/15/24	300,000	373,004
Federal Home Loan Mortgage Corp.
5.125% 11/17/17	1,390,000	1,546,735
4.875% 6/13/18	409,000	458,168
1.375% 5/1/20	1,000,000	975,559
2.375% 1/13/22	1,850,000	1,874,253
Federal National Mortgage Association
(Zero Coupon), 6/1/17	650,000	634,109
5.375% 6/12/17	1,371,000	1,515,140
0.875% 5/21/18	1,050,000	1,033,586
1.875% 9/18/18	600,000	609,494
1.750% 9/12/19	1,000,000	1,002,158

		13,930,919

U.S. Treasuries (13.8%)
U.S. Treasury Bonds
8.750% 5/15/17	501,000	593,822
8.125% 8/15/19	1,704,000	2,201,937
8.500% 2/15/20	592,000	791,342
U.S. Treasury Notes
0.375% 1/15/16	2,500,000	2,502,026
2.000% 1/31/16	2,600,000	2,646,287
2.125% 2/29/16	2,800,000	2,856,861
0.250% 4/15/16	2,800,000	2,795,037
0.250% 5/15/16	5,600,000	5,585,918
5.125% 5/15/16	2,500,000	2,659,424
3.250% 5/31/16	4,000,000	4,155,606
1.500% 6/30/16	13,000,000	13,192,270
3.250% 6/30/16	685,000	712,795
0.625% 8/15/16	1,500,000	1,501,802
4.875% 8/15/16	372,000	397,949
0.500% 8/31/16	1,800,000	1,798,646
0.875% 9/15/16	1,500,000	1,507,441
0.625% 10/15/16	2,500,000	2,500,415
0.375% 10/31/16	3,000,000	2,986,860
3.125% 10/31/16	465,000	485,975
0.875% 12/31/16	3,000,000	3,010,518
3.250% 12/31/16	900,000	945,079
0.750% 1/15/17	550,000	550,392
0.875% 1/31/17	5,600,000	5,616,023
0.625% 2/15/17	2,000,000	1,994,434

3.000% 2/28/17	$840,000	$880,121
3.250% 3/31/17	3,050,000	3,216,708
0.875% 4/30/17	1,000,000	1,001,016
0.750% 6/30/17	1,000,000	995,938
2.500% 6/30/17	5,750,000	5,974,160
0.500% 7/31/17	1,700,000	1,680,344
4.750% 8/15/17	3,900,000	4,281,393
0.625% 9/30/17	700,000	692,180
1.875% 9/30/17	2,250,000	2,301,438
0.750% 10/31/17	3,000,000	2,974,658
4.250% 11/15/17	730,000	795,493
0.750% 12/31/17	4,000,000	3,956,328
2.750% 12/31/17	2,000,000	2,095,723
2.625% 1/31/18	1,000,000	1,043,750
0.750% 2/28/18	1,250,000	1,232,519
2.750% 2/28/18	2,100,000	2,200,140
2.875% 3/31/18	1,600,000	1,682,516
0.625% 4/30/18	2,000,000	1,959,219
2.625% 4/30/18	1,800,000	1,881,404
1.375% 7/31/18	1,250,000	1,251,074
1.375% 9/30/18	1,500,000	1,498,125
1.250% 10/31/18	3,800,000	3,775,137
1.250% 11/30/18	1,600,000	1,588,016
1.500% 12/31/18	3,290,000	3,294,626
1.250% 1/31/19	4,250,000	4,208,953
1.375% 2/28/19	1,200,000	1,193,027
1.500% 2/28/19	2,500,000	2,500,879
1.625% 3/31/19	1,000,000	1,004,150
1.250% 4/30/19	2,200,000	2,174,240
1.625% 4/30/19	800,000	802,625
3.125% 5/15/19	900,000	959,414
1.500% 5/31/19	6,500,000	6,484,321
1.000% 6/30/19	1,300,000	1,268,338
1.625% 6/30/19	500,000	501,260
0.875% 7/31/19	500,000	484,458
1.625% 7/31/19	1,000,000	1,001,445
1.000% 8/31/19	2,500,000	2,431,470
1.625% 8/31/19	700,000	700,594
1.250% 10/31/19	200,000	196,738
3.375% 11/15/19	1,065,000	1,153,861
1.000% 11/30/19	1,100,000	1,066,860
1.500% 11/30/19	3,000,000	2,980,489
3.625% 2/15/20	995,000	1,090,924
3.500% 5/15/20	3,950,000	4,307,814
1.375% 5/31/20	450,000	441,431
2.000% 7/31/20	500,000	505,928
2.625% 8/15/20	1,825,000	1,905,396
2.000% 9/30/20	1,100,000	1,110,667
2.625% 11/15/20	300,000	313,040
2.375% 12/31/20	800,000	823,461
3.625% 2/15/21	3,350,000	3,688,402
3.125% 5/15/21	9,000,000	9,655,137
2.125% 6/30/21	1,800,000	1,821,305
2.250% 7/31/21	500,000	509,687
2.125% 8/15/21	1,550,000	1,567,892
2.125% 9/30/21	1,000,000	1,010,889
2.000% 11/15/21	3,000,000	3,009,727
1.875% 11/30/21	2,000,000	1,988,340
2.000% 2/15/22	750,000	751,465
1.750% 5/15/22	1,500,000	1,474,189
2.000% 2/15/23	3,050,000	3,035,644
1.750% 5/15/23	3,700,000	3,599,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.500% 8/15/23	$650,000	$670,465
2.750% 11/15/23	1,650,000	1,735,948
2.750% 2/15/24	450,000	473,234
2.500% 5/15/24	2,750,000	2,830,754
2.375% 8/15/24	2,500,000	2,544,653
2.250% 11/15/24	2,600,000	2,617,621

		200,837,932

Total Government Securities		231,419,514

Total Long-Term Debt Securities (41.1%) (Cost $591,385,608)		598,729,313

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Co.
0.000% (b)*	200,000	2,000

Total Consumer Discretionary		2,000

Financials (0.3%)
Capital Markets (0.1%)
Morgan Stanley
6.375% (l)	30,000	759,300

Thrifts & Mortgage Finance (0.2%)
Fannie Mae
6.750%*	187,200	559,728
7.625%*	306,800	1,040,052
8.250% (l)*	149,600	578,952
Freddie Mac
8.375% (l)*	288,100	1,137,995

		3,316,727

Total Financials		4,076,027

Industrials (0.1%)
Air Freight & Logistics (0.1%)
CEVA Group plc
0.000%*	31	31,000
CEVA Holdings LLC
0.000%*	1,408	1,091,177

Total Industrials		1,122,177

Total Preferred Stocks (0.4%) (Cost $26,000,719)		5,200,204

CONVERTIBLE PREFERRED STOCKS:
Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Chesapeake Energy Corp.
5.750%§	2,000	2,047,500
SandRidge Energy, Inc.
7.000%	30,000	1,653,750

Total Energy		3,701,250

Financials (1.3%)
Banks (1.2%)
Bank of America Corp.
7.250%	8,210	$9,547,984
Wells Fargo & Co.
7.500%	7,000	8,442,000

		17,989,984

Real Estate Investment Trusts (REITs) (0.1%)
FelCor Lodging Trust, Inc.
1.950%	50,000	1,277,000

Total Financials		19,266,984

Materials (0.2%)
Metals & Mining (0.2%)
Alcoa, Inc.
5.375%	60,000	3,027,000

Total Materials		3,027,000

Utilities (0.2%)
Multi-Utilities (0.2%)
Dominion Resources, Inc.
6.000%	12,500	751,500
6.125%	12,500	750,125
6.375%	37,100	1,929,571

Total Utilities		3,431,196

Total Convertible Preferred Stocks (2.0%) (Cost $24,281,511)		29,426,430

COMMON STOCKS:
Consumer Discretionary (3.4%)
Auto Components (0.1%)
BorgWarner, Inc.	2,626	144,299
Delphi Automotive plc	3,426	249,139
Goodyear Tire & Rubber Co.	3,163	90,367
Johnson Controls, Inc.	7,707	372,556

		856,361

Automobiles (1.0%)
Ford Motor Co.	444,528	6,890,184
General Motors Co.	204,035	7,122,862
Harley-Davidson, Inc.	2,479	163,391

		14,176,437

Distributors (0.0%)
Genuine Parts Co.	1,764	187,989

Diversified Consumer Services (0.0%)
H&R Block, Inc.	3,176	106,968

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	5,211	236,214
Chipotle Mexican Grill, Inc.*	359	245,739
Darden Restaurants, Inc.	1,532	89,821
Las Vegas Sands Corp.	20,000	1,163,200
Marriott International, Inc., Class A	2,459	191,876
McDonald’s Corp.	11,260	1,055,062
Royal Caribbean Cruises Ltd.	1,932	159,255
Starbucks Corp.	8,659	710,471

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Starwood Hotels & Resorts Worldwide, Inc.	2,066	$167,490
Wyndham Worldwide Corp.	1,426	122,294
Wynn Resorts Ltd.	939	139,686
Yum! Brands, Inc.	5,060	368,621

		4,649,729

Household Durables (0.1%)
D.R. Horton, Inc.	3,821	96,633
Garmin Ltd.	1,387	73,275
Harman International Industries, Inc.	793	84,621
Leggett & Platt, Inc.	1,584	67,494
Lennar Corp., Class A	2,074	92,936
Mohawk Industries, Inc.*	720	111,859
Newell Rubbermaid, Inc.	3,144	119,755
PulteGroup, Inc.	3,851	82,643
Whirlpool Corp.	899	174,172

		903,388

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	4,392	1,363,058
Expedia, Inc.	1,142	97,481
Netflix, Inc.*	697	238,102
Priceline Group, Inc.*	605	689,827
TripAdvisor, Inc.*	1,288	96,162

		2,484,630

Leisure Products (0.0%)
Hasbro, Inc.	1,304	71,707
Mattel, Inc.	3,929	121,583

		193,290

Media (0.5%)
Cablevision Systems Corp. – New York Group, Class A	2,521	52,033
CBS Corp. (Non-Voting), Class B	5,517	305,311
Comcast Corp., Class A	29,808	1,729,162
Dex Media, Inc.*	23,148	207,638
DIRECTV*	5,810	503,727
Discovery Communications, Inc., Class A*	4,850	164,785
Gannett Co., Inc.	2,597	82,922
Interpublic Group of Cos., Inc.	4,856	100,859
News Corp., Class A*	5,779	90,673
Omnicom Group, Inc.	2,872	222,494
Scripps Networks Interactive, Inc., Class A	1,174	88,367
Time Warner Cable, Inc.	3,245	493,435
Time Warner, Inc.	9,701	828,659
Twenty-First Century Fox, Inc., Class A	21,453	823,902
Viacom, Inc., Class B	4,274	321,619
Walt Disney Co.	18,049	1,700,035

		7,715,621

Multiline Retail (0.8%)
Dollar General Corp.*	3,510	248,157
Dollar Tree, Inc.*	2,374	167,082
Family Dollar Stores, Inc.	1,108	87,765
Kohl’s Corp.	2,338	142,711
Macy’s, Inc.	3,995	262,671

Nordstrom, Inc.	1,628	$129,247
Target Corp.	136,269	10,344,180

		11,381,813

Specialty Retail (0.3%)
AutoNation, Inc.*	865	52,255
AutoZone, Inc.*	370	229,071
Bed Bath & Beyond, Inc.*	2,145	163,385
Best Buy Co., Inc.	3,370	131,362
CarMax, Inc.*	2,493	165,984
GameStop Corp., Class A	1,254	42,385
Gap, Inc.	3,088	130,036
Home Depot, Inc.	15,246	1,600,373
L Brands, Inc.	2,846	246,321
Lowe’s Cos., Inc.	11,256	774,413
O’Reilly Automotive, Inc.*	1,174	226,136
PetSmart, Inc.	1,150	93,489
Ross Stores, Inc.	2,427	228,769
Staples, Inc.	7,408	134,233
Tiffany & Co.	1,305	139,452
TJX Cos., Inc.	7,976	546,994
Tractor Supply Co.	1,573	123,984
Urban Outfitters, Inc.*	1,156	40,610

		5,069,252

Textiles, Apparel & Luxury Goods (0.1%)
Coach, Inc.	3,201	120,229
Fossil Group, Inc.*	520	57,585
Michael Kors Holdings Ltd.*	2,382	178,888
NIKE, Inc., Class B	8,074	776,315
PVH Corp.	952	122,018
Ralph Lauren Corp.	699	129,427
Under Armour, Inc., Class A*	1,932	131,183
VF Corp.	3,997	299,375

		1,815,020

Total Consumer Discretionary		49,540,498

Consumer Staples (1.8%)
Beverages (0.7%)
Brown-Forman Corp., Class B	1,806	158,639
Coca-Cola Co.	45,607	1,925,528
Coca-Cola Enterprises, Inc.	2,574	113,822
Constellation Brands, Inc., Class A*	1,941	190,548
Dr. Pepper Snapple Group, Inc.	2,253	161,495
Molson Coors Brewing Co., Class B	1,837	136,893
Monster Beverage Corp.*	1,668	180,728
PepsiCo, Inc.	80,315	7,594,586

		10,462,239

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	5,064	717,822
CVS Health Corp.	13,263	1,277,360
Kroger Co.	5,681	364,777
Safeway, Inc.	2,669	93,735
Sysco Corp.	6,801	269,932
Walgreens Boots Alliance, Inc.	10,064	766,877
Wal-Mart Stores, Inc.	18,272	1,569,199
Whole Foods Market, Inc.	4,158	209,646

		5,269,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Food Products (0.2%)
Archer-Daniels-Midland Co.	7,451	$387,452
Campbell Soup Co.	2,075	91,300
ConAgra Foods, Inc.	4,915	178,316
General Mills, Inc.	6,985	372,510
Hershey Co.	1,714	178,136
Hormel Foods Corp.	1,562	81,380
J.M. Smucker Co.	1,183	119,459
Kellogg Co.	2,917	190,889
Keurig Green Mountain, Inc.	1,402	185,618
Kraft Foods Group, Inc.	6,813	426,903
McCormick & Co., Inc. (Non-Voting)	1,497	111,227
Mead Johnson Nutrition Co.	2,337	234,962
Mondelez International, Inc., Class A	19,435	705,976
Tyson Foods, Inc., Class A	3,399	136,266

		3,400,394

Household Products (0.3%)
Clorox Co.	1,498	156,107
Colgate-Palmolive Co.	9,911	685,742
Kimberly-Clark Corp.	4,313	498,324
Procter & Gamble Co.	31,261	2,847,564

		4,187,737

Personal Products (0.0%)
Avon Products, Inc.	4,973	46,696
Estee Lauder Cos., Inc., Class A	2,589	197,282

		243,978

Tobacco (0.2%)
Altria Group, Inc.	22,866	1,126,608
Lorillard, Inc.	4,165	262,145
Philip Morris International, Inc.	17,980	1,464,471
Reynolds American, Inc.	3,565	229,123

		3,082,347

Total Consumer Staples		26,646,043

Energy (5.2%)
Energy Equipment & Services (0.4%)
Baker Hughes, Inc.	5,000	280,350
Cameron International Corp.*	2,285	114,136
Diamond Offshore Drilling, Inc.	781	28,670
Ensco plc, Class A	2,720	81,464
FMC Technologies, Inc.*	2,701	126,515
Halliburton Co.	39,817	1,566,003
Helmerich & Payne, Inc.	1,259	84,882
Nabors Industries Ltd.	3,333	43,262
National Oilwell Varco, Inc.	4,981	326,405
Noble Corp. plc	2,915	48,301
Schlumberger Ltd.	39,888	3,406,834
Transocean Ltd.	3,969	72,752

		6,179,574

Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	45,859	3,783,367
Apache Corp.	4,356	272,990
BP plc (ADR)	275,000	10,483,000
Cabot Oil & Gas Corp.	4,793	141,921
Canadian Oil Sands Ltd.	200,000	1,793,768

Chesapeake Energy Corp.	5,980	$117,029
Chevron Corp.	91,871	10,306,089
Cimarex Energy Co.	1,012	107,272
ConocoPhillips Co.	14,240	983,414
CONSOL Energy, Inc.	2,664	90,070
Denbury Resources, Inc.	4,089	33,244
Devon Energy Corp.	4,449	272,323
Eni S.p.A.	76,900	1,343,074
EOG Resources, Inc.	6,340	583,724
EQT Corp.	1,757	133,005
Exxon Mobil Corp.	96,780	8,947,311
Hess Corp.	2,940	217,031
HollyFrontier Corp.	45,400	1,701,592
Kinder Morgan, Inc.	19,657	831,688
Marathon Oil Corp.	7,815	221,086
Marathon Petroleum Corp.	3,242	292,623
Murphy Oil Corp.	1,941	98,059
Newfield Exploration Co.*	1,586	43,012
Noble Energy, Inc	4,170	197,783
Occidental Petroleum Corp.	23,973	1,932,463
ONEOK, Inc.	2,402	119,596
Phillips 66	6,404	459,167
Pioneer Natural Resources Co.	1,723	256,469
QEP Resources, Inc.	1,907	38,560
Range Resources Corp.	1,955	104,495
Royal Dutch Shell plc (ADR), Class A	226,300	15,150,785
Southwestern Energy Co.*	4,092	111,671
Spectra Energy Corp.	57,763	2,096,797
Tesoro Corp.	1,461	108,625
Total S.A. (ADR)	35,000	1,792,000
Valero Energy Corp.	6,031	298,534
Williams Cos., Inc.	100,983	4,538,176

		70,001,813

Total Energy		76,181,387

Financials (3.9%)
Banks (2.1%)
Bank of America Corp.	321,766	5,756,394
BB&T Corp.	8,333	324,070
Citigroup, Inc.	35,048	1,896,447
Comerica, Inc.	2,084	97,615
Fifth Third Bancorp	9,535	194,276
HSBC Holdings plc	250,000	2,362,619
Huntington Bancshares, Inc./Ohio	9,387	98,751
JPMorgan Chase & Co.	129,248	8,088,340
KeyCorp	9,992	138,889
M&T Bank Corp.	1,528	191,947
PNC Financial Services Group, Inc.	6,088	555,408
Regions Financial Corp.	15,941	168,337
SunTrust Banks, Inc./Georgia	6,034	252,825
U.S. Bancorp/Minnesota	20,702	930,555
Wells Fargo & Co.	177,492	9,730,111
Zions Bancorp	2,336	66,599

		30,853,183

Capital Markets (0.3%)
Affiliated Managers Group, Inc.*	641	136,046
Ameriprise Financial, Inc.	2,135	282,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Bank of New York Mellon Corp.	13,024	$528,384
BlackRock, Inc.	1,474	527,043
Charles Schwab Corp.	13,294	401,346
E*TRADE Financial Corp.*	3,343	81,084
Franklin Resources, Inc.	4,534	251,048
Goldman Sachs Group, Inc.	4,686	908,287
Invesco Ltd.	4,998	197,521
Legg Mason, Inc.	1,154	61,589
Morgan Stanley	17,663	685,324
Northern Trust Corp.	2,569	173,151
State Street Corp.	4,831	379,233
T. Rowe Price Group, Inc.	3,001	257,666

		4,870,076

Consumer Finance (0.1%)
American Express Co.	10,295	957,847
Capital One Financial Corp.	6,433	531,044
Discover Financial Services	5,247	343,626
Navient Corp.	4,747	102,583

		1,935,100

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	21,097	3,167,715
CME Group, Inc./Illinois	3,663	324,725
Intercontinental Exchange, Inc.	1,306	286,393
Leucadia National Corp.	3,682	82,551
McGraw Hill Financial, Inc.	3,141	279,486
Moody’s Corp.	2,124	203,500
NASDAQ OMX Group, Inc.	1,367	65,561

		4,409,931

Insurance (0.7%)
ACE Ltd.	3,838	440,909
Aflac, Inc.	5,206	318,035
Allstate Corp.	4,853	340,923
American International Group, Inc.	16,196	907,138
Aon plc	3,299	312,844
Assurant, Inc.	819	56,044
Chubb Corp.	2,728	282,266
Cincinnati Financial Corp.	1,707	88,474
Genworth Financial, Inc., Class A*	5,690	48,365
Hartford Financial Services Group, Inc.	4,993	208,158
Lincoln National Corp.	3,005	173,298
Loews Corp.	3,464	145,557
Marsh & McLennan Cos., Inc.	6,265	358,609
MetLife, Inc.	80,896	4,375,665
Principal Financial Group, Inc.	3,163	164,286
Progressive Corp.	6,195	167,203
Prudential Financial, Inc.	5,295	478,986
Torchmark Corp.	1,489	80,659
Travelers Cos., Inc.	3,834	405,829
Unum Group	2,924	101,989
XL Group plc	2,986	102,629

		9,557,866

Real Estate Investment Trusts (REITs) (0.4%)
American Tower Corp. (REIT)	4,587	453,425

Apartment Investment & Management Co. (REIT), Class A	1,698	$63,081
AvalonBay Communities, Inc. (REIT)	1,527	249,497
Boston Properties, Inc. (REIT)	1,771	227,910
Crown Castle International Corp. (REIT)	3,862	303,939
Equity Residential (REIT)	4,192	301,153
Essex Property Trust, Inc. (REIT)	740	152,884
General Growth Properties, Inc. (REIT)	7,263	204,308
HCP, Inc. (REIT)	5,314	233,975
Health Care REIT, Inc. (REIT)	3,791	286,865
Host Hotels & Resorts, Inc. (REIT)	8,761	208,249
Iron Mountain, Inc. (REIT)	2,157	83,390
Kimco Realty Corp. (REIT)	4,760	119,666
Macerich Co. (REIT)	1,628	135,792
Plum Creek Timber Co., Inc. (REIT)	2,030	86,864
Prologis, Inc. (REIT)	5,784	248,886
Public Storage (REIT)	1,679	310,363
Simon Property Group, Inc. (REIT)	3,595	654,685
Ventas, Inc. (REIT)	3,383	242,561
Vornado Realty Trust (REIT)	2,022	238,010
Weyerhaeuser Co. (REIT)	6,061	217,529

		5,023,032

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	3,235	110,799

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	5,545	56,116
People’s United Financial, Inc.	3,541	53,752

		109,868

Total Financials		56,869,855

Health Care (4.0%)
Biotechnology (0.4%)
Alexion Pharmaceuticals, Inc.*	2,294	424,459
Amgen, Inc.	8,800	1,401,752
Biogen Idec, Inc.*	2,732	927,378
Celgene Corp.*	9,240	1,033,586
Gilead Sciences, Inc.*	17,454	1,645,214
Regeneron Pharmaceuticals, Inc.*	859	352,405
Vertex Pharmaceuticals, Inc.*	2,783	330,620

		6,115,414

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories	17,421	784,293
Baxter International, Inc.	6,270	459,528
Becton, Dickinson and Co.	2,221	309,074
Boston Scientific Corp.*	15,358	203,494
C.R. Bard, Inc.	866	144,293
CareFusion Corp.*	2,359	139,983
Covidien plc	5,238	535,743
DENTSPLY International, Inc.	1,643	87,523
Edwards Lifesciences Corp.*	1,238	157,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Intuitive Surgical, Inc.*	419	$221,626
Medtronic, Inc.	11,388	822,214
St. Jude Medical, Inc.	3,308	215,119
Stryker Corp.	3,458	326,193
Varian Medical Systems, Inc.*	1,157	100,092
Zimmer Holdings, Inc.	1,959	222,190

		4,729,061

Health Care Providers & Services (0.3%)
Aetna, Inc.	4,069	361,449
AmerisourceBergen Corp.	2,404	216,745
Anthem, Inc.	3,123	392,467
Cardinal Health, Inc.	3,829	309,115
Cigna Corp.	3,025	311,303
DaVita HealthCare Partners, Inc.*	1,991	150,798
Express Scripts Holding Co.*	8,491	718,933
Humana, Inc.	1,771	254,369
Laboratory Corp. of America Holdings*	982	105,958
McKesson Corp.	2,683	556,937
Patterson Cos., Inc.	998	48,004
Quest Diagnostics, Inc.	1,672	112,124
Tenet Healthcare Corp.*	1,132	57,359
UnitedHealth Group, Inc.	11,104	1,122,503
Universal Health Services, Inc., Class B	1,051	116,934

		4,834,998

Health Care Technology (0.0%)
Cerner Corp.*	3,516	227,344

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	3,849	157,578
PerkinElmer, Inc.	1,319	57,680
Thermo Fisher Scientific, Inc.	4,628	579,842
Waters Corp.*	962	108,437

		903,537

Pharmaceuticals (2.9%)
AbbVie, Inc.	18,433	1,206,256
Actavis plc*	3,066	789,219
Allergan, Inc.	3,446	732,585
Bristol-Myers Squibb Co.	19,190	1,132,786
Eli Lilly & Co.	66,936	4,617,915
Hospira, Inc.*	1,961	120,111
Johnson & Johnson	75,084	7,851,534
Mallinckrodt plc*	1,345	133,195
Merck & Co., Inc.	147,783	8,392,597
Mylan, Inc.*	4,335	244,364
Perrigo Co. plc	1,628	272,136
Pfizer, Inc	347,894	10,836,898
Roche Holding AG	8,500	2,303,844
Sanofi S.A. (ADR)	75,000	3,420,750
Zoetis, Inc.	5,809	249,961

		42,304,151

Total Health Care		59,114,505

Industrials (3.8%)
Aerospace & Defense (1.2%)
Boeing Co.	19,471	2,530,841
General Dynamics Corp.	3,642	501,212

Honeywell International, Inc.	9,056	$904,876
L-3 Communications Holdings, Inc.	981	123,812
Lockheed Martin Corp.	33,106	6,375,222
Northrop Grumman Corp.	2,337	344,450
Precision Castparts Corp.	1,651	397,693
Raytheon Co.	36,666	3,966,161
Rockwell Collins, Inc.	1,538	129,930
Textron, Inc.	3,204	134,921
United Technologies Corp.	16,809	1,933,035

		17,342,153

Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	1,687	126,339
CEVA Holdings LLC*	1,065	825,266
Expeditors International of Washington, Inc.	2,239	99,882
FedEx Corp.	3,048	529,316
United Parcel Service, Inc., Class B	8,064	896,475

		2,477,278

Airlines (0.1%)
Delta Air Lines, Inc.	9,680	476,159
Southwest Airlines Co.	7,853	332,339

		808,498

Building Products (0.0%)
Allegion plc	1,107	61,394
Masco Corp.	4,129	104,051

		165,445

Commercial Services & Supplies (0.6%)
ADT Corp.	2,026	73,402
Cintas Corp.	1,126	88,323
Pitney Bowes, Inc.	2,313	56,368
Republic Services, Inc.	82,933	3,338,053
Stericycle, Inc.*	981	128,590
Tyco International plc	4,842	212,370
Waste Management, Inc.	97,428	5,000,005

		8,897,111

Construction & Engineering (0.0%)
Fluor Corp.	1,812	109,862
Jacobs Engineering Group, Inc.*	1,509	67,437
Quanta Services, Inc.*	2,536	71,997

		249,296

Electrical Equipment (0.1%)
AMETEK, Inc.	2,837	149,311
Eaton Corp. plc	5,484	372,693
Emerson Electric Co.	8,033	495,877
Rockwell Automation, Inc.	1,571	174,695

		1,192,576

Industrial Conglomerates (1.1%)
3M Co.	7,414	1,218,269
Danaher Corp.	7,073	606,227
General Electric Co.	542,179	13,700,863
Roper Industries, Inc.	1,160	181,366

		15,706,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Machinery (0.3%)
Caterpillar, Inc.	7,004	$641,076
Cummins, Inc.	1,967	283,582
Deere & Co.	21,847	1,932,804
Dover Corp.	1,913	137,200
Flowserve Corp.	1,576	94,292
Illinois Tool Works, Inc.	4,161	394,047
Ingersoll-Rand plc	3,063	194,164
Joy Global, Inc.	1,125	52,335
PACCAR, Inc.	4,097	278,637
Pall Corp.	1,229	124,387
Parker-Hannifin Corp.	1,721	221,923
Pentair plc	2,162	143,600
Snap-on, Inc.	675	92,300
Stanley Black & Decker, Inc.	1,814	174,289
Xylem, Inc.	2,105	80,137

		4,844,773

Professional Services (0.0%)
Dun & Bradstreet Corp.	413	49,957
Equifax, Inc.	1,399	113,137
Nielsen N.V.	3,747	167,603
Robert Half International, Inc.	1,573	91,832

		422,529

Road & Rail (0.2%)
CSX Corp.	11,505	416,826
Kansas City Southern	1,275	155,588
Norfolk Southern Corp.	3,580	392,404
Ryder System, Inc.	619	57,474
Union Pacific Corp.	10,286	1,225,371

		2,247,663

Trading Companies & Distributors (0.0%)
Fastenal Co.	3,158	150,194
United Rentals, Inc.*	1,155	117,822
W.W. Grainger, Inc.	700	178,423

		446,439

Total Industrials		54,800,486

Information Technology (4.9%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	239,160	6,652,235
F5 Networks, Inc.*	853	111,287
Harris Corp.	1,206	86,615
Juniper Networks, Inc.	4,455	99,436
Motorola Solutions, Inc.	2,451	164,413
QUALCOMM, Inc.	19,235	1,429,737

		8,543,723

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp., Class A	3,581	192,694
Corning, Inc.	14,810	339,593
FLIR Systems, Inc.	1,619	52,310
TE Connectivity Ltd.	4,700	297,275

		881,872

Internet Software & Services (0.5%)
Akamai Technologies, Inc.*	2,060	129,698
eBay, Inc.*	13,079	733,993
Facebook, Inc., Class A*	24,190	1,887,304

Google, Inc., Class A*	6,592	$3,484,074
VeriSign, Inc.*	1,261	71,877
Yahoo!, Inc.*	10,194	514,899

		6,821,845

IT Services (0.5%)
Accenture plc, Class A	7,265	648,837
Alliance Data Systems Corp.*	740	211,677
Automatic Data Processing, Inc.	5,577	464,955
Cognizant Technology Solutions Corp., Class A*	7,044	370,937
Computer Sciences Corp.	1,626	102,519
Fidelity National Information Services, Inc.	3,285	204,327
Fiserv, Inc.*	2,823	200,348
International Business Machines Corp.	10,648	1,708,365
MasterCard, Inc., Class A	11,342	977,227
Paychex, Inc.	3,785	174,754
Teradata Corp.*	1,758	76,789
Total System Services, Inc.	1,930	65,543
Visa, Inc., Class A	5,650	1,481,430
Western Union Co.	6,038	108,141
Xerox Corp.	12,397	171,822

		6,967,671

Semiconductors & Semiconductor Equipment (1.3%)
Altera Corp.	3,527	130,287
Analog Devices, Inc.	3,591	199,372
Applied Materials, Inc.	14,095	351,248
Avago Technologies Ltd.	2,926	294,326
Broadcom Corp., Class A	6,232	270,033
First Solar, Inc.*	866	38,619
Intel Corp.	255,938	9,287,990
KLA-Tencor Corp.	1,903	133,819
Lam Research Corp.	1,839	145,906
Linear Technology Corp.	2,770	126,312
Microchip Technology, Inc.	2,325	104,881
Micron Technology, Inc.*	12,419	434,789
NVIDIA Corp.	5,977	119,839
Texas Instruments, Inc.	86,421	4,620,499
Xilinx, Inc.	48,460	2,097,833

		18,355,753

Software (0.8%)
Adobe Systems, Inc.*	5,481	398,469
Autodesk, Inc.*	2,634	158,198
CA, Inc.	3,694	112,482
Citrix Systems, Inc.*	1,863	118,859
Electronic Arts, Inc.*	3,587	168,643
Intuit, Inc.	3,303	304,504
Microsoft Corp.	184,363	8,563,661
Oracle Corp.	37,431	1,683,272
Red Hat, Inc.*	2,173	150,241
Salesforce.com, Inc.*	6,789	402,656
Symantec Corp.	7,986	204,881

		12,265,866

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	130,852	14,443,444
EMC Corp.	23,542	700,139
Hewlett-Packard Co.	21,591	866,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NetApp, Inc.	3,607	$149,510
SanDisk Corp.	2,553	250,143
Seagate Technology plc	3,786	251,769
Western Digital Corp.	2,523	279,296

		16,940,748

Total Information Technology		70,777,478

Materials (4.3%)
Chemicals (2.5%)
Agrium, Inc.	55,000	5,209,600
Air Products and Chemicals, Inc.	2,225	320,912
Airgas, Inc.	776	89,380
BASF SE	30,000	2,536,011
CF Industries Holdings, Inc.	577	157,256
Dow Chemical Co.	241,618	11,020,197
E.I. du Pont de Nemours & Co.	103,582	7,658,853
Eastman Chemical Co.	1,713	129,948
Ecolab, Inc.	3,125	326,625
FMC Corp.	1,547	88,225
International Flavors & Fragrances, Inc.	932	94,467
LyondellBasell Industries N.V., Class A	54,728	4,344,856
Monsanto Co.	5,600	669,032
Mosaic Co.	58,642	2,677,007
PPG Industries, Inc.	1,590	367,528
Praxair, Inc.	3,371	436,747
Sherwin-Williams Co.	944	248,310
Sigma-Aldrich Corp.	1,382	189,707

		36,564,661

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	719	79,320
Vulcan Materials Co.	1,516	99,647

		178,967

Containers & Packaging (0.1%)
Avery Dennison Corp.	1,055	54,734
Ball Corp.	1,582	107,845
MeadWestvaco Corp.	1,923	85,362
Owens-Illinois, Inc.*	1,888	50,957
Sealed Air Corp.	2,442	103,614

		402,512

Metals & Mining (1.7%)
Alcoa, Inc.	13,637	215,328
Allegheny Technologies, Inc.	1,264	43,949
Barrick Gold Corp.	129,600	1,393,200
BHP Billiton plc	257,100	5,499,317
Freeport-McMoRan, Inc.	231,021	5,396,651
Goldcorp, Inc.	85,100	1,576,052
Newmont Mining Corp.	5,763	108,921
Nucor Corp.	3,698	181,387
Rio Tinto plc (ADR)	222,000	10,225,320

		24,640,125

Paper & Forest Products (0.0%)
International Paper Co.	4,895	262,274

Total Materials		62,048,539

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	319,709	10,739,025

CenturyLink, Inc.	51,602	$2,042,407
Frontier Communications Corp.	11,621	77,512
Level 3 Communications, Inc.*	3,226	159,300
Telstra Corp., Ltd.	800,000	3,884,965
Verizon Communications, Inc.	149,769	7,000,151
Windstream Holdings, Inc.	6,986	57,565

		23,960,925

Wireless Telecommunication Services (0.2%)
Vodafone Group plc	654,545	2,242,773

Total Telecommunication Services		26,203,698

Utilities (6.8%)
Electric Utilities (4.2%)
American Electric Power Co., Inc.	55,660	3,379,675
Duke Energy Corp.	135,674	11,334,206
Edison International	3,769	246,794
Entergy Corp.	52,088	4,556,658
Exelon Corp.	239,943	8,897,087
FirstEnergy Corp.	64,879	2,529,632
HK Electric Investments & HK Electric Investments Ltd.§	626,700	413,365
NextEra Energy, Inc.	95,480	10,148,569
Northeast Utilities	3,665	196,151
Pepco Holdings, Inc.	2,914	78,474
Pinnacle West Capital Corp.	1,281	87,505
PPL Corp.	108,294	3,934,321
Southern Co.	185,410	9,105,485
Xcel Energy, Inc.	155,850	5,598,132

		60,506,054

Gas Utilities (0.1%)
AGL Resources, Inc.	41,384	2,255,842

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	7,585	104,445
Dynegy, Inc.*	146,583	4,448,794
NRG Energy, Inc.	3,905	105,240

		4,658,479

Multi-Utilities (2.2%)
Ameren Corp.	2,807	129,487
CenterPoint Energy, Inc.	4,979	116,658
CMS Energy Corp.	3,167	110,053
Consolidated Edison, Inc.	3,388	223,642
Dominion Resources, Inc.	93,055	7,155,929
DTE Energy Co.	2,048	176,886
Integrys Energy Group, Inc.	929	72,323
NiSource, Inc.	3,641	154,451
PG&E Corp.	188,696	10,046,175
Public Service Enterprise Group, Inc.	145,854	6,039,814
SCANA Corp.	1,642	99,177
Sempra Energy	35,674	3,972,657
TECO Energy, Inc.	152,689	3,128,597
Wisconsin Energy Corp.	2,609	137,599

		31,563,448

Total Utilities		98,983,823

Total Common Stocks (39.9%) (Cost $426,766,252)		581,166,312

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Warrants	Value (Note 1)
WARRANTS:
Utilities (0.0%)
Independent Power and Renewable Electricity Producers (0.0%)
Dynegy, Inc., expiring 10/2/17* (Cost $—)	13,973	$56,311

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Security (0.2%)
Federal Home Loan Mortgage Corp. 0.00%, 1/12/15 (o)(p)	$2,100,000	2,099,973

Total Short-Term Investments (0.2%) (Cost $2,099,977)		2,099,973

Total Investments (83.6%) (Cost $1,070,534,067)		1,216,678,543
Other Assets Less Liabilities (16.4%)		239,309,305

Net Assets (100%)		$1,455,987,848

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $85,778,859 or 5.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.

Glossary:

ADR	— American Depositary Receipt
AGM	— Insured by Assured Guaranty Municipal Corp.
EUR	— European Currency Unit
PIK	— Payment-in Kind Security

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,490	March-15	$152,224,157	$152,903,800	$679,643

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 105,862, EUR 3,583,597, and GBP 1,862,510.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,540,498	$—	$—	$49,540,498
Consumer Staples	26,646,043	—	—	26,646,043
Energy	74,838,313	1,343,074	—	76,181,387
Financials	54,507,236	2,362,619	—	56,869,855
Health Care	56,810,661	2,303,844	—	59,114,505
Industrials	53,975,220	—	825,266	54,800,486
Information Technology	70,777,478	—	—	70,777,478
Materials	54,013,211	8,035,328	—	62,048,539
Telecommunication Services	18,605,626	7,598,072	—	26,203,698
Utilities	98,570,458	413,365	—	98,983,823

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Convertible Bonds
Consumer Discretionary	$2,150,000	$—	$—	$2,150,000
Energy	—	3,359,375	—	3,359,375
Financials	—	2,007,473	—	2,007,473
Materials	—	681,178	—	681,178
Convertible Preferred Stocks
Energy	—	3,701,250	—	3,701,250
Financials	19,266,984	—	—	19,266,984
Materials	3,027,000	—	—	3,027,000
Utilities	3,431,196	—	—	3,431,196
Corporate Bonds
Consumer Discretionary	—	51,622,215	—	51,622,215
Consumer Staples	—	19,197,211	—	19,197,211
Energy	—	58,575,942	—	58,575,942
Financials	—	72,790,768	—	72,790,768
Health Care	—	23,612,762	—	23,612,762
Industrials	—	16,475,906	—	16,475,906
Information Technology	—	33,452,843	—	33,452,843
Materials	—	10,518,729	—	10,518,729
Telecommunication Services	—	42,282,685	—	42,282,685
Utilities	—	30,582,712	—	30,582,712
Futures	679,643	—	—	679,643
Government Securities
Foreign Governments	—	8,217,321	—	8,217,321
Municipal Bonds	—	637,138	—	637,138
Supranational	—	7,796,204	—	7,796,204
U.S. Government Agencies	—	13,930,919	—	13,930,919
U.S. Treasuries	—	200,837,932	—	200,837,932
Preferred Stocks
Consumer Discretionary	—	—	2,000	2,000
Financials	4,076,027	—	—	4,076,027
Industrials	—	—	1,122,177	1,122,177
Short-Term Investments	—	2,099,973	—	2,099,973
Warrants
Utilities	56,311	—	—	56,311

Total Assets	$590,971,905	$624,436,838	$1,949,443	$1,217,358,186

Total Liabilities	$—	$—	$—	$—

Total	$590,971,905	$624,436,838	$1,949,443	$1,217,358,186

(a)	A security with a market value of $158,639 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$679,643	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$19,872,904	$19,872,904

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,671,172)	$(2,671,172)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $138,979,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$207,383,397
Long-term U.S. government debt securities.	92,274,357

$299,657,754

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$259,974,132
Long-term U.S. government debt securities.	52,053,236

$312,027,368

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$223,479,599
Aggregate gross unrealized depreciation	(77,724,480)

Net unrealized appreciation	$145,755,119

Federal income tax cost of investments	$1,070,923,424

For the year ended December 31, 2014, the Portfolio incurred approximately $1,000 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,070,534,067)	$1,216,678,543
Cash	221,012,938
Foreign cash (Cost $6,084,936)	5,551,969
Cash held as collateral at broker	6,868,400
Dividends, interest and other receivables	8,249,696
Receivable for securities sold	6,633,181
Receivable from Separate Accounts for Trust shares sold	410,794
Other assets	2,811

Total assets	1,465,408,332

LIABILITIES
Payable for securities purchased	5,860,819
Due to broker for futures variation margin	1,810,352
Investment management fees payable	782,900
Payable to Separate Accounts for Trust shares redeemed	434,403
Distribution fees payable – Class IB	205,776
Administrative fees payable	153,408
Trustees’ fees payable	2,717
Distribution fees payable – Class IA	797
Accrued expenses	169,312

Total liabilities	9,420,484

NET ASSETS	$1,455,987,848

Net assets were comprised of:
Paid in capital	$1,406,983,665
Accumulated undistributed net investment income (loss)	367,833
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(97,635,026)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	146,271,376

Net assets	$1,455,987,848

Class IA
Net asset value, offering and redemption price per share, $3,905,107 / 376,870 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

Class IB
Net asset value, offering and redemption price per share, $971,028,033 / 93,690,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

Class K
Net asset value, offering and redemption price per share, $481,054,708 / 46,434,876 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.36

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$25,427,893
Dividends (net of $158,389 foreign withholding tax)	21,730,083

Total income	47,157,976

EXPENSES
Investment management fees	8,908,891
Distribution fees – Class IB	2,286,846
Administrative fees	1,851,789
Printing and mailing expenses	106,639
Custodian fees	73,500
Professional fees	67,747
Trustees’ fees	35,207
Distribution fees – Class IA	8,257
Miscellaneous	63,109

Total expenses	13,401,985

NET INVESTMENT INCOME (LOSS)	33,755,991

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	54,691,534
Futures	19,872,904
Foreign currency transactions	(38,588)

Net realized gain (loss)	74,525,850

Change in unrealized appreciation (depreciation) on:
Investments	(21,917,472)
Futures	(2,671,172)
Foreign currency translations	(648,467)

Net change in unrealized appreciation (depreciation)	(25,237,111)

NET REALIZED AND UNREALIZED GAIN (LOSS)	49,288,739

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,044,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,755,991	$31,811,120
Net realized gain (loss) on investments, futures and foreign currency transactions	74,525,850	41,619,811
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(25,237,111)	99,133,773

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	83,044,730	172,564,704

DIVIDENDS :
Dividends from net investment income
Class IA	(85,296)	(67,371)
Class IB	(21,907,122)	(19,451,459)
Class K	(12,068,153)	(12,511,509)

TOTAL DIVIDENDS :	(34,060,571)	(32,030,339)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 140,563 and 158,230 shares, respectively ]	1,475,097	1,525,313
Capital shares issued in reinvestment of dividends [ 8,251 and 6,836 shares, respectively ]	85,296	67,371
Capital shares repurchased [ (67,283) and (97,929) shares, respectively ]	(708,898)	(956,490)

Total Class IA transactions	851,495	636,194

Class IB
Capital shares sold [ 18,224,391 and 17,031,904 shares, respectively ]	191,089,790	162,853,856
Capital shares issued in reinvestment of dividends [ 2,118,595 and 1,973,210 shares, respectively ]	21,907,122	19,451,459
Capital shares repurchased [ (12,350,544) and (14,089,133) shares, respectively ]	(128,246,430)	(134,644,965)

Total Class IB transactions	84,750,482	47,660,350

Class K
Capital shares sold [ 1,081,174 and 5,424,638 shares, respectively ]	11,351,789	52,154,252
Capital shares issued in reinvestment of dividends [ 1,167,700 and 1,269,787 shares, respectively ]	12,068,153	12,511,509
Capital shares repurchased [ (5,296,787) and (6,233,674) shares, respectively ]	(54,498,018)	(60,636,052)

Total Class K transactions	(31,078,076)	4,029,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	54,523,901	52,326,253

TOTAL INCREASE (DECREASE) IN NET ASSETS	103,508,060	192,860,618
NET ASSETS:
Beginning of year	1,352,479,788	1,159,619,170

End of year (a)	$1,455,987,848	$1,352,479,788

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$367,833	$569,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.98	$8.92	$8.27	$8.57	$7.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.23	0.27	0.31	0.31
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.38	1.06	0.66	(0.29)	0.60

Total from investment operations	0.62	1.29	0.93	0.02	0.91

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.28)	(0.32)	(0.28)

Net asset value, end of year	$10.36	$9.98	$8.92	$8.27	$8.57

Total return	6.21%	14.51%	11.25%	0.31%	11.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,905	$2,948	$2,035	$1,047	$483,418
Ratio of expenses to average net assets:
After reimbursements	1.04%	1.07%	1.09%	0.83%	0.83%
After reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	0.83%	0.83%
Before reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets:
After reimbursements	2.31%	2.40%	3.04%	3.46%	3.72%
After reimbursements and fees paid indirectly	2.31%	2.40%	3.04%	3.46%	3.72%
Before reimbursements and fees paid indirectly	2.31%	2.40%	3.04%	3.46%	3.71%
Portfolio turnover rate^	25%	20%	26%	43%	77%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.98	$8.92	$8.27	$8.57	$7.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.23	0.27	0.28	0.28
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.38	1.06	0.66	(0.28)	0.61

Total from investment operations	0.62	1.29	0.93	— #	0.89

Less distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.28)	(0.30)	(0.26)

Net asset value, end of year	$10.36	$9.98	$8.92	$8.27	$8.57

Total return	6.21%	14.51%	11.25%	0.06%	11.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$971,028	$855,653	$720,497	$612,978	$642,301
Ratio of expenses to average net assets:
After reimbursements	1.04%	1.07%	1.09%	1.08%	1.08%
After reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	1.08%	1.08%
Before reimbursements and fees paid indirectly	1.04%	1.07%	1.09%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets:
After reimbursements	2.32%	2.41%	3.04%	3.26%	3.47%
After reimbursements and fees paid indirectly	2.32%	2.41%	3.04%	3.26%	3.47%
Before reimbursements and fees paid indirectly	2.32%	2.41%	3.04%	3.26%	3.46%
Portfolio turnover rate^	25%	20%	26%	43%	77%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.98	$8.92	$8.27	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.27	0.25	0.29	0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.38	1.07	0.66	0.09

Total from investment operations	0.65	1.32	0.95	0.20

Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.30)	(0.32)

Net asset value, end of period	$10.36	$9.98	$8.92	$8.27

Total return (b)	6.48%	14.81%	11.53%	2.47%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$481,055	$493,878	$437,087	$420,502
Ratio of expenses to average net assets:
After reimbursements (a)	0.79%	0.82%	0.84%	0.83%
After reimbursements and fees paid indirectly (a)	0.79%	0.82%	0.84%	0.83%
Before reimbursements and fees paid indirectly (a)	0.79%	0.82%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	2.58%	2.66%	3.29%	3.61%
After reimbursements and fees paid indirectly (a)	2.58%	2.66%	3.29%	3.61%
Before reimbursements and fees paid indirectly (a)	2.58%	2.66%	3.29%	3.61%
Portfolio turnover rate^	25%	20%	26%	43%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisory Services, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	2.14%	13.00%	5.61%
Portfolio – Class IB Shares*	2.13	12.89	5.46
Portfolio – Class K Shares**	2.39	N/A	18.44
Russell 2500TM Value Index	7.11	15.48	7.35
VMI – SCV	5.87	14.40	8.60
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.13% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 2500 TM Value Index and VMI — SCV, returned 7.11% and 5.87%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Industrials stock selection contributed to relative performance for the year, notably railcar manufacturer Trinity Industries, which experienced increased demand for railcars to transport oil, commodities, and autos resulting from rising energy and auto production and also received a positive response to asset sales and acquisitions.

•	Energy stock selection was a relative positive for the period, notably avoiding investment in Denbury Resources Inc. and Peabody Energy.

•	Health care sterilization products manufacturer Steris Corp., not a benchmark constituent, reported earnings growth driven by increased demand and prior acquisitions.

•	Insurer Protective Life was the subject of an all cash takeover by Dai-ichi Life Insurance, contributing to relative Portfolio performance.

•

Other individual securities contributing to relative performance was an overweighting of Group 1 Auto in the Consumer Discretionary sector and avoiding Genworth Holdings, Inc. in the Financials sector.

What hurt performance during the year:

•

A significant underweighting of the Financials sector detracted from performance, as did an underweight in the Utilities sector. Overweighting the Industrials, Energy and Materials sectors detracted as well.

•	Stock selection in Consumer Discretionary hurt relative performance.

•

Civeo, a lodging provider for oil and mining companies mostly in Canada and Australia, reported lower-than-expected earnings guidance due to an uncertain contracting environment primarily caused by a substantial drop in oil prices.

•	Unit Corp., an onshore energy exploration company, also suffered from falling energy prices starting in mid-2014. The Portfolio had a relative overweight in this holding.

•	Tidewater, an offshore oilfield services provider, was hurt by weaker-than-expected deep-water day rates and higher maintenance expenses and also felt the effects of lower oil prices.

Portfolio Positioning and Outlook — Franklin Advisory Services, LLC

We will continue to invest in small cap companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Industrials	19.2%
Financials	13.9
Consumer Discretionary	13.7
Materials	9.7
Health Care	7.4
Information Technology	6.8
Energy	5.0
Consumer Staples	2.3
Utilities	1.1
Telecommunication Services	0.2
Cash and Other	20.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$985.62	$5.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79
Class IB
Actual	1,000.00	986.29	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.47	5.79
Class K
Actual	1,000.00	986.76	4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.73	4.52

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.14%, 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.7%)
Auto Components (1.5%)
American Axle & Manufacturing Holdings, Inc.*	4,230	$95,556
Cooper Tire & Rubber Co.	3,629	125,745
Cooper-Standard Holding, Inc.*	872	50,471
Dana Holding Corp.	10,575	229,900
Dorman Products, Inc.*	1,684	81,287
Drew Industries, Inc.*	28,876	1,474,697
Federal-Mogul Holdings Corp.*	1,834	29,509
Fox Factory Holding Corp.*	655	10,631
Fuel Systems Solutions, Inc.*	838	9,168
Gentex Corp.	69,200	2,500,196
Gentherm, Inc.*	2,210	80,930
Modine Manufacturing Co.*	2,991	40,678
Motorcar Parts of America, Inc.*	1,076	33,453
Remy International, Inc.	1,930	40,376
Shiloh Industries, Inc.*	536	8,431
Spartan Motors, Inc.	1,790	9,415
Standard Motor Products, Inc.	1,266	48,260
Stoneridge, Inc.*	1,607	20,666
Strattec Security Corp.	220	18,168
Superior Industries International, Inc.	1,475	29,190
Tenneco, Inc.*	3,810	215,684
Tower International, Inc.*	1,313	33,547

		5,185,958

Automobiles (1.4%)
Thor Industries, Inc.	73,000	4,078,510
Winnebago Industries, Inc.	40,492	881,106

		4,959,616

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,423	88,126
Pool Corp.	2,817	178,711
VOXX International Corp.*	1,170	10,249
Weyco Group, Inc.	432	12,817

		289,903

Diversified Consumer Services (0.3%)
2U, Inc.*	653	12,838
American Public Education, Inc.*	1,100	40,557
Ascent Capital Group, Inc., Class A*	887	46,949
Bridgepoint Education, Inc.*	984	11,139
Bright Horizons Family Solutions, Inc.*	1,959	92,093
Capella Education Co.	693	53,333
Career Education Corp.*	4,291	29,865
Carriage Services, Inc.	1,001	20,971
Chegg, Inc.*	4,723	32,636
Collectors Universe, Inc.	432	9,011
Grand Canyon Education, Inc.*	2,942	137,274
Houghton Mifflin Harcourt Co.*	6,813	141,097
ITT Educational Services, Inc.*	1,548	14,876
K12, Inc.*	2,194	26,043
Liberty Tax, Inc.*	226	8,077
LifeLock, Inc.*	5,026	93,031
Regis Corp.*	2,797	46,878

Sotheby’s, Inc.	3,828	$165,293
Steiner Leisure Ltd.*	817	37,754
Strayer Education, Inc.*	678	50,362
Universal Technical Institute, Inc.	1,351	13,294
Weight Watchers International, Inc.*	1,747	43,395

		1,126,766

Hotels, Restaurants & Leisure (1.0%)
Belmond Ltd., Class A*	6,161	76,212
Biglari Holdings, Inc.*	110	43,946
BJ’s Restaurants, Inc.*	1,371	68,838
Bloomin’ Brands, Inc.*	4,834	119,690
Bob Evans Farms, Inc.	1,535	78,561
Boyd Gaming Corp.*	4,933	63,044
Bravo Brio Restaurant Group, Inc.*	1,290	17,944
Buffalo Wild Wings, Inc.*	1,184	213,570
Caesars Acquisition Co., Class A*	2,892	29,816
Caesars Entertainment Corp.*	3,263	51,196
Carrols Restaurant Group, Inc.*	2,257	17,221
Cheesecake Factory, Inc.	3,133	157,621
Churchill Downs, Inc.	821	78,241
Chuy’s Holdings, Inc.*	1,020	20,063
ClubCorp Holdings, Inc.	1,359	24,367
Cracker Barrel Old Country Store, Inc.	1,190	167,504
Dave & Buster’s Entertainment, Inc.*	393	10,729
Del Frisco’s Restaurant Group, Inc.*	1,511	35,871
Denny’s Corp.*	5,450	56,189
Diamond Resorts International, Inc.*	2,244	62,608
DineEquity, Inc.	1,037	107,475
El Pollo Loco Holdings, Inc.*	494	9,865
Empire Resorts, Inc.*	951	7,380
Famous Dave’s of America, Inc.*	300	7,881
Fiesta Restaurant Group, Inc.*	1,676	101,901
Habit Restaurants, Inc., Class A*	333	10,773
Ignite Restaurant Group, Inc.*	441	3,471
International Speedway Corp., Class A	1,781	56,369
Interval Leisure Group, Inc.	2,505	52,329
Intrawest Resorts Holdings, Inc.*	861	10,280
Isle of Capri Casinos, Inc.*	1,150	9,625
Jack in the Box, Inc.	2,509	200,620
Jamba, Inc.*	1,062	16,026
Krispy Kreme Doughnuts, Inc.*	4,069	80,322
La Quinta Holdings, Inc.*	2,809	61,967
Life Time Fitness, Inc.*	2,562	145,060
Marcus Corp.	1,208	22,360
Marriott Vacations Worldwide Corp.	1,659	123,662
Monarch Casino & Resort, Inc.*	641	10,634
Morgans Hotel Group Co.*	1,965	15,406
Nathan’s Famous, Inc.*	189	15,120
Noodles & Co.*	690	18,181
Papa John’s International, Inc.	1,905	106,299
Papa Murphy’s Holdings, Inc.*	351	4,079
Penn National Gaming, Inc.*	4,994	68,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pinnacle Entertainment, Inc.*	3,717	$82,703
Popeyes Louisiana Kitchen, Inc.*	1,476	83,054
Potbelly Corp.*	960	12,355
Red Robin Gourmet Burgers, Inc.*	907	69,816
Ruby Tuesday, Inc.*	4,032	27,579
Ruth’s Hospitality Group, Inc.	2,312	34,680
Scientific Games Corp., Class A*	3,145	40,036
Sonic Corp.	3,394	92,419
Speedway Motorsports, Inc.	739	16,162
Texas Roadhouse, Inc.	4,384	148,004
Vail Resorts, Inc.	2,269	206,774
Zoe’s Kitchen, Inc.*	369	11,037

		3,483,503

Household Durables (2.1%)
Beazer Homes USA, Inc.*	1,750	33,880
Cavco Industries, Inc.*	565	44,788
Century Communities, Inc.*	245	4,234
CSS Industries, Inc.	619	17,109
Dixie Group, Inc.*	952	8,730
Ethan Allen Interiors, Inc.	1,567	48,530
Flexsteel Industries, Inc.	302	9,739
Helen of Troy Ltd.*	3,883	252,628
Hooker Furniture Corp.	58,000	995,860
Hovnanian Enterprises, Inc., Class A*	7,459	30,806
Installed Building Products, Inc.*	499	8,892
iRobot Corp.*	1,862	64,649
KB Home	5,346	88,476
La-Z-Boy, Inc.	153,256	4,113,391
LGI Homes, Inc.*	905	13,503
Libbey, Inc.*	1,396	43,890
Lifetime Brands, Inc.	716	12,315
M.D.C. Holdings, Inc.	2,486	65,804
M/I Homes, Inc.*	53,541	1,229,301
Meritage Homes Corp.*	2,500	89,975
NACCO Industries, Inc., Class A	307	18,224
New Home Co., Inc.*	539	7,805
Ryland Group, Inc.	2,990	115,294
Skullcandy, Inc.*	1,366	12,554
Standard Pacific Corp.*	9,253	67,454
TRI Pointe Homes, Inc.*	9,144	139,446
Turtle Beach Corp.*	441	1,407
UCP, Inc., Class A*	507	5,323
Universal Electronics, Inc.*	1,007	65,485
WCI Communities, Inc.*	733	14,352
William Lyon Homes, Class A*	1,114	22,581

		7,646,425

Internet & Catalog Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	1,351	11,132
Blue Nile, Inc.*	791	28,484
Coupons.com, Inc.*	772	13,703
EVINE Live, Inc.*	2,566	16,910
FTD Cos., Inc.*	1,215	42,306
Gaiam, Inc., Class A*	945	6,738
HSN, Inc.	2,068	157,168
Lands’ End, Inc.*	1,014	54,715
Nutrisystem, Inc.	1,780	34,799
Orbitz Worldwide, Inc.*	3,302	27,176
Overstock.com, Inc.*	681	16,528

PetMed Express, Inc.	1,309	$18,810
RetailMeNot, Inc.*	1,972	28,831
Shutterfly, Inc.*	2,397	99,943
Travelport Worldwide Ltd.	1,829	32,922
Wayfair, Inc., Class A*	708	14,054

		604,219

Leisure Products (0.9%)
Arctic Cat, Inc.	812	28,826
Black Diamond, Inc.*	1,489	13,029
Brunswick Corp.	55,804	2,860,513
Callaway Golf Co.	4,851	37,353
Escalade, Inc.	631	9,522
JAKKS Pacific, Inc.*	1,288	8,758
Johnson Outdoors, Inc., Class A	326	10,171
LeapFrog Enterprises, Inc.*	4,182	19,739
Malibu Boats, Inc., Class A*	563	10,849
Marine Products Corp.	798	6,735
Nautilus, Inc.*	1,898	28,812
Smith & Wesson Holding Corp.*	3,524	33,372
Sturm Ruger & Co., Inc.	1,240	42,941

		3,110,620

Media (0.4%)
AH Belo Corp., Class A	1,161	12,051
AMC Entertainment Holdings, Inc., Class A	1,378	36,076
Carmike Cinemas, Inc.*	1,523	40,009
Central European Media Enterprises Ltd., Class A*	4,500	14,445
Cinedigm Corp., Class A*	4,859	7,872
Crown Media Holdings, Inc., Class A*	2,295	8,124
Cumulus Media, Inc., Class A*	9,143	38,675
Daily Journal Corp.*	72	18,937
Dex Media, Inc.*	950	8,522
Entercom Communications Corp., Class A*	1,506	18,313
Entravision Communications Corp., Class A	3,543	22,959
Eros International plc*	1,379	29,180
EW Scripps Co., Class A*	1,961	43,828
Global Sources Ltd.*	1,004	6,385
Gray Television, Inc.*	3,157	35,358
Harte-Hanks, Inc.	3,137	24,280
Hemisphere Media Group, Inc.*	517	6,974
Journal Communications, Inc., Class A*	2,918	33,353
Lee Enterprises, Inc.*	3,407	12,538
Loral Space & Communications, Inc.*	829	65,251
Martha Stewart Living Omnimedia, Inc., Class A*	1,794	7,732
McClatchy Co., Class A*	3,881	12,885
MDC Partners, Inc., Class A	2,720	61,798
Media General, Inc.*	3,477	58,170
Meredith Corp.	2,234	121,351
National CineMedia, Inc.	3,863	55,511
New Media Investment Group, Inc.	2,206	52,128
New York Times Co., Class A	8,614	113,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nexstar Broadcasting Group, Inc., Class A	1,899	$98,349
Radio One, Inc., Class D*	1,473	2,460
ReachLocal, Inc.*	720	2,477
Reading International, Inc., Class A*	1,068	14,162
Rentrak Corp.*	638	46,459
Saga Communications, Inc., Class A	234	10,174
Salem Communications Corp., Class A	714	5,584
Scholastic Corp.	1,695	61,732
SFX Entertainment, Inc.*	2,826	12,802
Sinclair Broadcast Group, Inc., Class A	4,292	117,429
Sizmek, Inc.*	1,408	8,814
Time, Inc.	6,903	169,883
Townsquare Media, Inc., Class A*	424	5,597
World Wrestling Entertainment, Inc., Class A	1,898	23,421

		1,545,925

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	989	7,329
Burlington Stores, Inc.*	1,785	84,359
Fred’s, Inc., Class A	2,302	40,078
Tuesday Morning Corp.*	2,746	59,588

		191,354

Specialty Retail (5.4%)
Aeropostale, Inc.*	5,107	11,848
American Eagle Outfitters, Inc.	12,204	169,391
America’s Car-Mart, Inc.*	478	25,516
ANN, Inc.*	2,939	107,215
Asbury Automotive Group, Inc.*	1,916	145,463
Barnes & Noble, Inc.*	2,538	58,932
bebe stores, Inc.	1,742	3,815
Big 5 Sporting Goods Corp.	1,211	17,717
Boot Barn Holdings, Inc.*	309	5,624
Brown Shoe Co., Inc.	102,420	3,292,803
Buckle, Inc.	1,754	92,120
Build-A-Bear Workshop, Inc.*	785	15,778
Cato Corp., Class A	46,704	1,969,975
Children’s Place, Inc.	1,376	78,432
Christopher & Banks Corp.*	2,336	13,339
Citi Trends, Inc.*	975	24,619
Conn’s, Inc.*	1,769	33,063
Container Store Group, Inc.*	1,097	20,986
Destination Maternity Corp.	887	14,148
Destination XL Group, Inc.*	2,262	12,350
Express, Inc.*	5,382	79,062
Finish Line, Inc., Class A	2,985	72,565
Five Below, Inc.*	3,404	138,985
Francesca’s Holdings Corp.*	2,694	44,990
Genesco, Inc.*	29,598	2,267,799
Group 1 Automotive, Inc.	45,318	4,061,399
Guess?, Inc.	3,747	78,987
Haverty Furniture Cos., Inc.	1,302	28,657
hhgregg, Inc.*	817	6,185
Hibbett Sports, Inc.*	1,615	78,214
Kirkland’s, Inc.*	881	20,827

Lithia Motors, Inc., Class A	1,429	$123,880
Lumber Liquidators Holdings, Inc.*	1,721	114,119
MarineMax, Inc.*	1,562	31,318
Mattress Firm Holding Corp.*	959	55,699
Men’s Wearhouse, Inc.	63,312	2,795,225
Monro Muffler Brake, Inc.	1,979	114,386
New York & Co., Inc.*	1,964	5,185
Office Depot, Inc.*	33,502	287,280
Outerwall, Inc.*	1,190	89,512
Pacific Sunwear of California, Inc.*	3,118	6,797
Pep Boys-Manny, Moe & Jack*	101,227	994,049
Pier 1 Imports, Inc.	5,886	90,644
Rent-A-Center, Inc.	3,298	119,783
Restoration Hardware Holdings, Inc.*	1,968	188,948
Sears Hometown and Outlet Stores, Inc.*	728	9,573
Select Comfort Corp.*	3,398	91,848
Shoe Carnival, Inc.	991	25,459
Sonic Automotive, Inc., Class A	2,475	66,924
Sportsman’s Warehouse Holdings, Inc.*	599	4,385
Stage Stores, Inc.	2,025	41,917
Stein Mart, Inc.	1,657	24,225
Systemax, Inc.*	773	10,435
Tile Shop Holdings, Inc.*	1,782	15,824
Tilly’s, Inc., Class A*	653	6,328
Vitamin Shoppe, Inc.*	1,957	95,071
West Marine, Inc.*	76,642	990,215
Winmark Corp.	161	13,994
Zumiez, Inc.*	1,311	50,644

		19,454,471

Textiles, Apparel & Luxury Goods (0.3%)
Columbia Sportswear Co.	1,669	74,337
Crocs, Inc.*	5,099	63,686
Culp, Inc.	554	12,011
G-III Apparel Group Ltd.*	1,203	121,515
Iconix Brand Group, Inc.*	3,035	102,553
Movado Group, Inc.	1,165	33,051
Oxford Industries, Inc.	927	51,180
Perry Ellis International, Inc.*	755	19,577
Quiksilver, Inc.*	8,704	19,236
Sequential Brands Group, Inc.*	1,073	14,024
Skechers U.S.A., Inc., Class A*	2,464	136,136
Steven Madden Ltd.*	3,652	116,243
Tumi Holdings, Inc.*	3,235	76,767
Unifi, Inc.*	931	27,679
Vera Bradley, Inc.*	1,417	28,878
Vince Holding Corp.*	701	18,324
Wolverine World Wide, Inc.	6,373	187,812

		1,103,009

Total Consumer Discretionary		48,701,769

Consumer Staples (2.3%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	526	152,298
Coca-Cola Bottling Co. Consolidated	307	27,025

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Craft Brew Alliance, Inc.*	642	$8,564
National Beverage Corp.*	717	16,219

		204,106

Food & Staples Retailing (0.3%)
Andersons, Inc.	1,755	93,261
Casey’s General Stores, Inc.	2,401	216,858
Chefs’ Warehouse, Inc.*	1,175	27,072
Diplomat Pharmacy, Inc.*	942	25,782
Fairway Group Holdings Corp.*	1,159	3,651
Fresh Market, Inc.*	2,685	110,622
Ingles Markets, Inc., Class A	844	31,304
Liberator Medical Holdings, Inc.	2,006	5,817
Natural Grocers by Vitamin Cottage, Inc.*	548	15,437
Pantry, Inc.*	1,505	55,775
PriceSmart, Inc.	1,148	104,721
Roundy’s, Inc.*	2,446	11,839
Smart & Final Stores, Inc.*	747	11,750
SpartanNash Co.	2,326	60,802
SUPERVALU, Inc.*	12,666	122,860
United Natural Foods, Inc.*	3,120	241,254
Village Super Market, Inc., Class A	388	10,620
Weis Markets, Inc.	639	30,557

		1,179,982

Food Products (1.7%)
Alico, Inc.	169	8,455
B&G Foods, Inc.	3,355	100,315
Boulder Brands, Inc.*	3,752	41,497
Calavo Growers, Inc.	865	40,915
Cal-Maine Foods, Inc.	1,956	76,343
Chiquita Brands International, Inc.*(b)	3,032	43,843
Darling Ingredients, Inc.*	10,356	188,065
Dean Foods Co.	5,841	113,199
Diamond Foods, Inc.*	1,391	39,268
Farmer Bros Co.*	499	14,696
Fresh Del Monte Produce, Inc.	2,244	75,286
Freshpet, Inc.*	691	11,788
GrainCorp Ltd., Class A	200,000	1,340,690
Inventure Foods, Inc.*	992	12,638
J&J Snack Foods Corp.	933	101,482
John B. Sanfilippo & Son, Inc.	532	24,206
Lancaster Colony Corp.	1,157	108,342
Lifeway Foods, Inc.*	312	5,781
Limoneira Co.	732	18,285
Maple Leaf Foods, Inc.	177,800	2,979,657
Omega Protein Corp.*	1,346	14,227
Post Holdings, Inc.*	2,751	115,239
Sanderson Farms, Inc.	1,451	121,920
Seaboard Corp.*	17	71,365
Seneca Foods Corp., Class A*	501	13,542
Snyder’s-Lance, Inc.	2,965	90,581
Tootsie Roll Industries, Inc.	1,202	36,841
TreeHouse Foods, Inc.*	2,641	225,885

		6,034,351

Household Products (0.1%)
Central Garden & Pet Co., Class A*	2,776	26,511

Harbinger Group, Inc.*	5,285	$74,836
Oil-Dri Corp. of America	278	9,071
Orchids Paper Products Co.	513	14,933
WD-40 Co.	957	81,421

		206,772

Personal Products (0.1%)
Elizabeth Arden, Inc.*	1,683	35,999
Female Health Co.	1,269	4,975
IGI Laboratories, Inc.*	2,054	18,075
Inter Parfums, Inc.	1,081	29,674
Medifast, Inc.*	764	25,632
Nature’s Sunshine Products, Inc.	700	10,374
Nutraceutical International Corp.*	547	11,793
Revlon, Inc., Class A*	743	25,381
Synutra International, Inc.*	1,233	7,497
USANA Health Sciences, Inc.*	368	37,753

		207,153

Tobacco (0.0%)
22nd Century Group, Inc.*	2,619	4,321
Alliance One International, Inc.*	5,361	8,471
Universal Corp.	1,483	65,222
Vector Group Ltd.	4,654	99,177

		177,191

Total Consumer Staples		8,009,555

Energy (4.8%)
Energy Equipment & Services (3.6%)
Aspen Aerogels, Inc.*	213	1,700
Basic Energy Services, Inc.*	2,040	14,300
Bristow Group, Inc.	53,840	3,542,134
C&J Energy Services, Inc.*	2,895	38,243
CARBO Ceramics, Inc.	1,236	49,502
CHC Group Ltd.*	2,146	6,910
Dawson Geophysical Co.	507	6,201
Era Group, Inc.*	1,324	28,003
Exterran Holdings, Inc.	3,686	120,090
FMSA Holdings, Inc.*	1,176	8,138
Forum Energy Technologies, Inc.*	3,740	77,530
Geospace Technologies Corp.*	847	22,445
Glori Energy, Inc.*	771	3,223
Gulf Island Fabrication, Inc.	905	17,548
Gulfmark Offshore, Inc., Class A	1,707	41,685
Helix Energy Solutions Group, Inc.*	80,645	1,749,996
Hercules Offshore, Inc.*	10,437	10,437
Hornbeck Offshore Services, Inc.*	2,308	57,631
Hunting plc	63,300	517,082
Independence Contract Drilling, Inc.*	479	2,500
ION Geophysical Corp.*	8,263	22,723
Key Energy Services, Inc.*	8,392	14,015
Matrix Service Co.*	1,661	37,074
McDermott International, Inc.*	15,174	44,156
Mitcham Industries, Inc.*	831	4,928
Natural Gas Services Group, Inc.*	825	19,008
Newpark Resources, Inc.*	5,421	51,716
Nordic American Offshore Ltd.	1,056	12,968

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

North Atlantic Drilling Ltd.	4,554	$7,423
Nuverra Environmental Solutions, Inc.*	995	5,522
Oil States International, Inc.*	35,100	1,716,390
Parker Drilling Co.*	7,885	24,207
PHI, Inc. (Non-Voting)*	822	30,743
Pioneer Energy Services Corp.*	3,977	22,033
Profire Energy, Inc.*	837	1,908
RigNet, Inc.*	743	30,485
Rowan Cos., plc, Class A	61,700	1,438,844
SEACOR Holdings, Inc.*	1,114	82,224
Tesco Corp.	2,212	28,358
TETRA Technologies, Inc.*	4,985	33,300
Tidewater, Inc.	23,800	771,358
Unit Corp.*	67,462	2,300,454
Vantage Drilling Co.*	13,117	6,412
Willbros Group, Inc.*	2,624	16,452

		13,037,999

Oil, Gas & Consumable Fuels (1.2%)
Abraxas Petroleum Corp.*	5,783	17,002
Adams Resources & Energy, Inc.	150	7,492
Alon USA Energy, Inc.	1,663	21,070
Alpha Natural Resources, Inc.*	13,920	23,246
American Eagle Energy Corp.*	1,924	1,198
Amyris, Inc.*	1,790	3,687
Apco Oil and Gas International, Inc.*	536	7,520
Approach Resources, Inc.*	2,509	16,033
Arch Coal, Inc.	13,349	23,761
Ardmore Shipping Corp.	1,130	13,526
Bill Barrett Corp.*	3,117	35,503
Bonanza Creek Energy, Inc.*	2,096	50,304
BPZ Resources, Inc.*	7,541	2,179
Callon Petroleum Co.*	3,369	18,361
Carrizo Oil & Gas, Inc.*	2,869	119,350
Clayton Williams Energy, Inc.*	372	23,734
Clean Energy Fuels Corp.*	4,453	22,243
Cloud Peak Energy, Inc.*	3,899	35,793
Comstock Resources, Inc.	3,059	20,832
Contango Oil & Gas Co.*	1,110	32,456
Delek U.S. Holdings, Inc.	3,698	100,881
DHT Holdings, Inc.	5,769	42,171
Diamondback Energy, Inc.*	2,631	157,281
Dorian LPG Ltd.*	468	6,501
Eclipse Resources Corp.*	1,888	13,273
Emerald Oil, Inc.*	3,729	4,475
Energen Corp.	26,500	1,689,640
Energy XXI Ltd.	5,958	19,423
Evolution Petroleum Corp.	1,253	9,310
EXCO Resources, Inc.	9,660	20,962
Frontline Ltd.*	4,564	11,456
FX Energy, Inc.*	3,490	5,409
GasLog Ltd.	2,688	54,701
Gastar Exploration, Inc.*	4,272	10,296
Goodrich Petroleum Corp.*	2,223	9,870
Green Plains, Inc.	2,390	59,224
Halcon Resources Corp.*	16,666	29,665
Hallador Energy Co.	674	7,421
Harvest Natural Resources, Inc.*	2,680	4,851
Isramco, Inc.*	49	6,762
Jones Energy, Inc., Class A*	676	7,713

Magnum Hunter Resources Corp.*	12,705	$39,894
Matador Resources Co.*	4,608	93,220
Midstates Petroleum Co., Inc.*	2,374	3,585
Miller Energy Resources, Inc.*	1,822	2,277
Navios Maritime Acquisition Corp.	5,140	18,658
Nordic American Tankers Ltd.	5,697	57,369
Northern Oil and Gas, Inc.*	3,901	22,041
Pacific Ethanol, Inc.*	1,487	15,361
Panhandle Oil and Gas, Inc., Class A	908	21,138
Parsley Energy, Inc., Class A*	3,330	53,147
PDC Energy, Inc.*	2,250	92,858
Penn Virginia Corp.*	4,194	28,016
PetroQuest Energy, Inc.*	3,745	14,006
Quicksilver Resources, Inc.*	8,111	1,608
Renewable Energy Group, Inc.*	2,186	21,226
Resolute Energy Corp.*	4,962	6,550
REX American Resources Corp.*	401	24,850
Rex Energy Corp.*	3,091	15,764
Ring Energy, Inc.*	1,183	12,422
Rosetta Resources, Inc.*	3,878	86,518
RSP Permian, Inc.*	1,403	35,271
Sanchez Energy Corp.*	3,214	29,858
Scorpio Tankers, Inc.	10,073	87,534
SemGroup Corp., Class A	2,678	183,148
Ship Finance International Ltd.	3,705	52,315
Solazyme, Inc.*	4,846	12,503
Stone Energy Corp.*	3,530	59,586
Swift Energy Co.*	2,809	11,376
Synergy Resources Corp.*	4,251	53,308
Teekay Tankers Ltd., Class A	3,844	19,451
TransAtlantic Petroleum Ltd.*	1,424	7,675
Triangle Petroleum Corp.*	3,865	18,475
VAALCO Energy, Inc.*	3,188	14,537
Vertex Energy, Inc.*	758	3,176
W&T Offshore, Inc.	2,176	15,972
Warren Resources, Inc.*	4,726	7,609
Western Refining, Inc.	3,351	126,601
Westmoreland Coal Co.*	906	30,088

		4,165,566

Total Energy		17,203,565

Financials (13.9%)
Banks (3.3%)
1st Source Corp.	934	32,046
American National Bankshares, Inc.	510	12,653
Ameris Bancorp	1,577	40,434
Ames National Corp.	520	13,489
Arrow Financial Corp.	682	18,748
Banc of California, Inc.	1,889	21,667
BancFirst Corp.	400	25,356
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,872	56,347
Bancorp, Inc.*	2,159	23,512
BancorpSouth, Inc.	5,996	134,970
Bank of Kentucky Financial Corp.	404	19,501

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Bank of Marin Bancorp/California	378	$19,879
Bank of the Ozarks, Inc.	5,002	189,676
Banner Corp.	1,200	51,624
BBCN Bancorp, Inc.	5,075	72,978
Blue Hills Bancorp, Inc.*	1,695	23,018
BNC Bancorp	1,225	21,082
Boston Private Financial Holdings, Inc.	5,116	68,913
Bridge Bancorp, Inc.	743	19,875
Bridge Capital Holdings*	524	11,727
Bryn Mawr Bank Corp.	889	27,826
C1 Financial, Inc.*	109	1,994
Camden National Corp.	450	17,928
Capital Bank Financial Corp., Class A*	1,423	38,136
Capital City Bank Group, Inc.	660	10,256
Cardinal Financial Corp.	2,006	39,779
Cascade Bancorp*	1,987	10,313
Cathay General Bancorp	4,968	127,131
Centerstate Banks, Inc.	2,265	26,976
Central Pacific Financial Corp.	1,045	22,468
Century Bancorp, Inc./Massachusetts, Class A	199	7,972
Chemical Financial Corp.	51,296	1,571,709
Citizens & Northern Corp.	819	16,929
City Holding Co.	989	46,018
CNB Financial Corp./Pennsylvania	871	16,113
CoBiz Financial, Inc.	2,362	31,013
Columbia Banking System, Inc.	3,505	96,773
Community Bank System, Inc.	2,581	98,414
Community Trust Bancorp, Inc.	1,012	37,049
CommunityOne Bancorp*	720	8,244
ConnectOne Bancorp, Inc.	1,459	27,721
CU Bancorp*	661	14,337
Customers Bancorp, Inc.*	1,628	31,681
CVB Financial Corp.	6,589	105,556
Eagle Bancorp, Inc.*	1,626	57,756
Enterprise Bancorp, Inc./Massachusetts	511	12,903
Enterprise Financial Services Corp.	1,254	24,741
F.N.B. Corp./Pennsylvania	10,606	141,272
FCB Financial Holdings, Inc., Class A*	466	11,482
Fidelity Southern Corp.	1,069	17,222
Financial Institutions, Inc.	910	22,887
First Bancorp, Inc./Maine	632	11,433
First Bancorp/North Carolina	1,297	23,956
First BanCorp/Puerto Rico*	6,629	38,912
First Busey Corp.	4,345	28,286
First Business Financial Services, Inc.	253	12,121
First Citizens BancShares, Inc./North Carolina, Class A	452	114,261
First Commonwealth Financial Corp.	6,011	55,421
First Community Bancshares, Inc./Virginia	1,104	18,183
First Connecticut Bancorp, Inc./Connecticut	1,119	18,262

First Financial Bancorp	3,675	$68,318
First Financial Bankshares, Inc.	4,008	119,759
First Financial Corp./Indiana	739	26,323
First Interstate BancSystem, Inc., Class A	1,164	32,382
First Merchants Corp.	2,314	52,644
First Midwest Bancorp, Inc./Illinois	4,541	77,697
First NBC Bank Holding Co.*	954	33,581
First of Long Island Corp.	783	22,214
FirstMerit Corp.	10,308	194,718
Flushing Financial Corp.	1,932	39,162
German American Bancorp, Inc.	843	25,728
Glacier Bancorp, Inc.	4,636	128,742
Great Southern Bancorp, Inc.	680	26,976
Great Western Bancorp, Inc.*	1,109	25,274
Green Bancorp, Inc.*	113	1,361
Guaranty Bancorp	887	12,808
Hampton Roads Bankshares, Inc.*	2,564	4,308
Hancock Holding Co.	5,127	157,399
Hanmi Financial Corp.	1,954	42,617
Heartland Financial USA, Inc.	982	26,612
Heritage Commerce Corp.	1,240	10,949
Heritage Financial Corp./Washington	1,919	33,678
Heritage Oaks Bancorp	1,490	12,501
Hilltop Holdings, Inc.*	4,305	85,885
Home BancShares, Inc./Arkansas	3,391	109,055
HomeTrust Bancshares, Inc.*	1,334	22,224
Horizon Bancorp/Indiana	576	15,057
Hudson Valley Holding Corp.	949	25,775
Iberiabank Corp.	1,961	127,171
Independent Bank Corp./Massachusetts	1,516	64,900
Independent Bank Corp./Michigan	1,245	16,247
Independent Bank Group, Inc.	584	22,811
International Bancshares Corp.	3,436	91,191
Investors Bancorp, Inc.	22,502	252,585
Lakeland Bancorp, Inc.	2,468	28,876
Lakeland Financial Corp.	1,035	44,991
Macatawa Bank Corp.	1,590	8,650
MainSource Financial Group, Inc.	1,355	28,347
MB Financial, Inc.	4,123	135,482
Mercantile Bank Corp.	1,066	22,407
Merchants Bancshares, Inc./Vermont	363	11,119
Metro Bancorp, Inc.*	929	24,080
MidSouth Bancorp, Inc.	506	8,774
MidWestOne Financial Group, Inc.	437	12,590
National Bank Holdings Corp., Class A	2,279	44,235
National Bankshares, Inc./Virginia	440	13,372
National Penn Bancshares, Inc.	7,496	78,895
NBT Bancorp, Inc.	2,788	73,241
NewBridge Bancorp*	2,136	18,605
Northrim BanCorp, Inc.	399	10,470
OFG Bancorp	66,879	1,113,535
Old Line Bancshares, Inc.	529	8,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Old National Bancorp/Indiana	7,187	$106,943
Opus Bank*	320	9,078
Pacific Continental Corp.	1,151	16,321
Pacific Premier Bancorp, Inc.*	1,081	18,734
Palmetto Bancshares, Inc.	349	5,828
Park National Corp.	809	71,580
Park Sterling Corp.	2,962	21,771
Peapack-Gladstone Financial Corp.	740	13,734
Penns Woods Bancorp, Inc.	296	14,581
Peoples Bancorp, Inc./Ohio	16,944	439,358
Peoples Financial Services Corp.	481	23,896
Pinnacle Financial Partners, Inc.	2,197	86,869
Preferred Bank/California	742	20,694
PrivateBancorp, Inc.	4,470	149,298
Prosperity Bancshares, Inc.	4,368	241,812
Renasant Corp.	2,025	58,583
Republic Bancorp, Inc./Kentucky, Class A	642	15,870
Republic First Bancorp, Inc.*	1,963	7,361
S&T Bancorp, Inc.	1,890	56,341
Sandy Spring Bancorp, Inc.	1,569	40,920
Seacoast Banking Corp. of Florida*	1,195	16,431
ServisFirst Bancshares, Inc.	123	4,053
Sierra Bancorp	853	14,979
Simmons First National Corp., Class A	1,038	42,195
South State Corp.	1,510	101,291
Southside Bancshares, Inc.	1,550	44,806
Southwest Bancorp, Inc./Oklahoma	1,293	22,446
Square 1 Financial, Inc., Class A*	379	9,361
State Bank Financial Corp.	2,041	40,779
Sterling Bancorp/Delaware	5,347	76,890
Stock Yards Bancorp, Inc.	931	31,040
Stonegate Bank	636	18,838
Suffolk Bancorp	725	16,465
Sun Bancorp, Inc./New Jersey*	511	9,913
Susquehanna Bancshares, Inc.	11,660	156,594
Talmer Bancorp, Inc., Class A	1,136	15,949
Texas Capital Bancshares, Inc.*	2,857	155,221
Tompkins Financial Corp.	958	52,977
Towne Bank/Virginia	1,883	28,471
Trico Bancshares	1,424	35,173
TriState Capital Holdings, Inc.*	1,402	14,356
Triumph Bancorp, Inc.*	337	4,566
Trustmark Corp.	4,153	101,915
UMB Financial Corp.	2,365	134,545
Umpqua Holdings Corp.	10,441	177,601
Union Bankshares Corp.	2,951	71,060
United Bankshares, Inc./West Virginia	4,296	160,885
United Community Banks, Inc./Georgia	3,196	60,532
Univest Corp. of Pennsylvania	1,013	20,503
Valley National Bancorp	14,379	139,620
ViewPoint Financial Group, Inc.	2,556	60,961
Washington Trust Bancorp, Inc.	956	38,412
Webster Financial Corp.	5,634	183,274
WesBanco, Inc.	1,655	57,594
West Bancorp, Inc.	1,017	17,309

Westamerica Bancorp	1,682	$82,452
Western Alliance Bancorp*	4,792	133,218
Wilshire Bancorp, Inc.	4,495	45,534
Wintrust Financial Corp.	2,918	136,446
Yadkin Financial Corp.*	1,251	24,582

		11,592,428

Capital Markets (0.5%)
Actua Corp.*	2,640	48,761
Arlington Asset Investment Corp., Class A	1,322	35,178
Ashford, Inc.*	51	4,794
BGC Partners, Inc., Class A	10,838	99,168
Calamos Asset Management, Inc., Class A	1,072	14,279
CIFC Corp.	323	2,671
Cohen & Steers, Inc.	1,234	51,927
Cowen Group, Inc., Class A*	7,372	35,385
Diamond Hill Investment Group, Inc.	180	24,847
Evercore Partners, Inc., Class A	2,078	108,825
FBR & Co.*	480	11,803
Fifth Street Asset Management, Inc.*	271	3,780
Financial Engines, Inc.	3,194	116,741
FXCM, Inc., Class A	2,910	48,219
GAMCO Investors, Inc., Class A	422	37,533
GFI Group, Inc.	4,508	24,568
Greenhill & Co., Inc.	1,807	78,785
HFF, Inc., Class A	2,046	73,492
INTL FCStone, Inc.*	1,012	20,817
Investment Technology Group, Inc.*	2,311	48,115
Janus Capital Group, Inc.	9,373	151,186
KCG Holdings, Inc., Class A*	2,818	32,830
Ladenburg Thalmann Financial Services, Inc.*	6,180	24,411
Manning & Napier, Inc.	879	12,148
Medley Management, Inc., Class A	314	4,616
Moelis & Co., Class A	473	16,522
OM Asset Management plc*	1,478	24,003
Oppenheimer Holdings, Inc., Class A	618	14,368
Piper Jaffray Cos.*	1,007	58,497
Pzena Investment Management, Inc., Class A	675	6,385
RCS Capital Corp., Class A	515	6,304
Safeguard Scientifics, Inc.*	1,280	25,370
Silvercrest Asset Management Group, Inc., Class A	417	6,526
Stifel Financial Corp.*	4,141	211,274
SWS Group, Inc.*	1,671	11,547
Virtus Investment Partners, Inc.	441	75,186
Walter Investment Management Corp.*	2,308	38,105
Westwood Holdings Group, Inc.	462	28,561
WisdomTree Investments, Inc.	6,734	105,555

		1,743,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Finance (0.2%)
Cash America International, Inc.	1,802	$40,761
Consumer Portfolio Services, Inc.*	1,331	9,796
Credit Acceptance Corp.*	404	55,110
Encore Capital Group, Inc.*	1,645	73,038
Enova International, Inc.*	1,648	36,685
Ezcorp, Inc., Class A*	3,352	39,386
First Cash Financial Services, Inc.*	1,808	100,651
Green Dot Corp., Class A*	2,001	41,001
JG Wentworth Co., Class A*	731	7,792
Nelnet, Inc., Class A	1,325	61,387
Nicholas Financial, Inc.*	630	9,387
PRA Group, Inc.*	3,153	182,653
Regional Management Corp.*	669	10,577
Springleaf Holdings, Inc.*	1,513	54,725
World Acceptance Corp.*	479	38,057

		761,006

Diversified Financial Services (0.1%)
Gain Capital Holdings, Inc.	1,472	13,277
MarketAxess Holdings, Inc.	2,375	170,311
Marlin Business Services Corp.	513	10,532
NewStar Financial, Inc.*	1,711	21,901
PHH Corp.*	3,154	75,570
PICO Holdings, Inc.*	1,469	27,691
Resource America, Inc., Class A	947	8,561
Tiptree Financial, Inc., Class A*	523	4,236

		332,079

Insurance (5.7%)
Ambac Financial Group, Inc.*	2,863	70,143
American Equity Investment Life Holding Co.	4,647	135,646
AMERISAFE, Inc.	1,168	49,476
AmTrust Financial Services, Inc.	1,888	106,200
Argo Group International Holdings Ltd.	1,618	89,750
Arthur J. Gallagher & Co.	29,000	1,365,320
Aspen Insurance Holdings Ltd.	63,000	2,757,510
Assurant, Inc.	1,425	97,513
Atlas Financial Holdings, Inc.*	735	11,995
Baldwin & Lyons, Inc., Class B	614	15,829
Citizens, Inc./Texas*	2,872	21,827
CNO Financial Group, Inc.	12,791	220,261
Crawford & Co., Class B	1,863	19,152
Donegal Group, Inc., Class A	450	7,191
eHealth, Inc.*	1,091	27,188
EMC Insurance Group, Inc.	327	11,595
Employers Holdings, Inc.	2,039	47,937
Enstar Group Ltd.*	547	83,631
FBL Financial Group, Inc., Class A	622	36,095
Federated National Holding Co.	808	19,521
Fidelity & Guaranty Life	737	17,887
First American Financial Corp.	6,718	227,740
Global Indemnity plc*	507	14,384
Greenlight Capital Reinsurance Ltd., Class A*	1,812	59,162
Hallmark Financial Services, Inc.*	852	10,301
Hanover Insurance Group, Inc.	36,000	2,567,520

HCC Insurance Holdings, Inc.	22,600	$1,209,552
HCI Group, Inc.	576	24,906
Heritage Insurance Holdings, Inc.*	430	8,355
Horace Mann Educators Corp.	2,505	83,116
Independence Holding Co.	490	6,835
Infinity Property & Casualty Corp.	729	56,322
Kansas City Life Insurance Co.	230	11,047
Kemper Corp.	2,859	103,238
Maiden Holdings Ltd.	3,155	40,352
Meadowbrook Insurance Group, Inc.	3,232	27,343
Montpelier Reinsurance Holdings Ltd.	50,376	1,804,468
National General Holdings Corp.	2,268	42,207
National Interstate Corp.	458	13,648
National Western Life Insurance Co., Class A	144	38,772
Navigators Group, Inc.*	682	50,018
Old Republic International Corp.	160,000	2,340,800
OneBeacon Insurance Group Ltd., Class A	1,383	22,405
Phoenix Cos., Inc.*	371	25,551
Platinum Underwriters Holdings Ltd.	1,566	114,976
Primerica, Inc.	3,433	186,275
RLI Corp.	2,595	128,193
Safety Insurance Group, Inc.	815	52,168
Selective Insurance Group, Inc.	3,494	94,932
StanCorp Financial Group, Inc.	54,700	3,821,342
State Auto Financial Corp.	985	21,887
State National Cos., Inc.	1,463	17,527
Stewart Information Services Corp.	1,342	49,708
Symetra Financial Corp.	4,660	107,413
Third Point Reinsurance Ltd.*	3,618	52,425
United Fire Group, Inc.	1,290	38,352
United Insurance Holdings Corp.	1,066	23,399
Universal Insurance Holdings, Inc.	1,985	40,593
Validus Holdings Ltd.	41,500	1,724,740

		20,473,639

Real Estate Investment Trusts (REITs) (2.8%)
Acadia Realty Trust (REIT)	3,982	127,543
AG Mortgage Investment Trust, Inc. (REIT)	1,881	34,930
Agree Realty Corp. (REIT)	955	29,691
Alexander’s, Inc. (REIT)	139	60,768
Altisource Residential Corp. (REIT)	3,649	70,791
American Assets Trust, Inc. (REIT)	2,199	87,542
American Capital Mortgage Investment Corp. (REIT)	3,316	62,473
American Realty Capital Healthcare Trust, Inc. (REIT)	10,845	129,055
American Residential Properties, Inc. (REIT)*	2,117	37,196
AmREIT, Inc. (REIT)	1,303	34,582

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Anworth Mortgage Asset Corp. (REIT)	6,654	$34,934
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,972	48,622
Apollo Residential Mortgage, Inc. (REIT)	1,991	31,398
Ares Commercial Real Estate Corp. (REIT)	1,764	20,251
Armada Hoffler Properties, Inc. (REIT)	1,351	12,821
ARMOUR Residential REIT, Inc. (REIT)	23,003	84,651
Ashford Hospitality Prime, Inc. (REIT)	1,182	20,283
Ashford Hospitality Trust, Inc. (REIT)	4,481	46,961
Associated Estates Realty Corp. (REIT)	3,624	84,113
Aviv REIT, Inc. (REIT)	1,296	44,686
Campus Crest Communities, Inc. (REIT)	4,006	29,284
Capstead Mortgage Corp. (REIT)	6,216	76,332
CareTrust REIT, Inc. (REIT)	1,230	15,166
CatchMark Timber Trust, Inc. (REIT), Class A	1,214	13,742
Cedar Realty Trust, Inc. (REIT)	5,105	37,471
Chambers Street Properties (REIT)	15,247	122,891
Chatham Lodging Trust (REIT)	2,093	60,634
Chesapeake Lodging Trust (REIT)	3,406	126,737
Colony Financial, Inc. (REIT)	6,770	161,261
CorEnergy Infrastructure Trust, Inc. (REIT)	2,611	16,919
CoreSite Realty Corp. (REIT)	1,370	53,499
Cousins Properties, Inc. (REIT)	13,779	157,356
CubeSmart (REIT)	10,223	225,622
CyrusOne, Inc. (REIT)	2,043	56,285
CYS Investments, Inc. (REIT)	10,220	89,118
DCT Industrial Trust, Inc. (REIT)	5,285	188,463
DiamondRock Hospitality Co. (REIT)	12,283	182,648
DuPont Fabros Technology, Inc. (REIT)	4,058	134,888
Dynex Capital, Inc. (REIT)	3,570	29,453
EastGroup Properties, Inc. (REIT)	2,025	128,223
Education Realty Trust, Inc. (REIT)	2,454	89,792
Empire State Realty Trust, Inc. (REIT), Class A	5,900	103,722
EPR Properties (REIT)	3,638	209,658
Equity One, Inc. (REIT)	3,962	100,476
Excel Trust, Inc. (REIT)	5,191	69,507
FelCor Lodging Trust, Inc. (REIT)	7,954	86,062
First Industrial Realty Trust, Inc. (REIT)	7,066	145,277
First Potomac Realty Trust (REIT)	3,740	46,226
Franklin Street Properties Corp. (REIT)	5,772	70,822

Geo Group, Inc. (REIT)	4,567	$184,324
Getty Realty Corp. (REIT)	1,699	30,939
Gladstone Commercial Corp. (REIT)	1,014	17,410
Glimcher Realty Trust (REIT)	9,027	124,031
Government Properties Income Trust (REIT)	4,264	98,115
Gramercy Property Trust, Inc. (REIT)	11,473	79,164
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,521	21,644
Hatteras Financial Corp. (REIT)	6,185	113,990
Healthcare Realty Trust, Inc. (REIT)	6,187	169,029
Hersha Hospitality Trust (REIT)	12,954	91,067
Highwoods Properties, Inc. (REIT)	5,704	252,573
Hudson Pacific Properties, Inc. (REIT)	3,552	106,773
Inland Real Estate Corp. (REIT)	5,709	62,514
Invesco Mortgage Capital, Inc. (REIT)	7,907	122,242
Investors Real Estate Trust (REIT)	6,858	56,030
iStar Financial, Inc. (REIT)*	5,120	69,888
Kite Realty Group Trust (REIT)	2,070	59,492
LaSalle Hotel Properties (REIT)	6,968	281,995
Lexington Realty Trust (REIT)	13,155	144,442
LTC Properties, Inc. (REIT)	2,277	98,298
Mack-Cali Realty Corp. (REIT)	5,674	108,146
Medical Properties Trust, Inc. (REIT)	11,080	152,682
Monmouth Real Estate Investment Corp. (REIT)	3,680	40,738
National Health Investors, Inc. (REIT)	2,326	162,727
New Residential Investment Corp. (REIT)	9,089	116,067
New York Mortgage Trust, Inc. (REIT)	6,178	47,632
New York REIT, Inc. (REIT)	10,129	107,266
One Liberty Properties, Inc. (REIT)	785	18,581
Owens Realty Mortgage, Inc. (REIT)	693	10,152
Parkway Properties, Inc./Maryland (REIT)	4,825	88,732
Pebblebrook Hotel Trust (REIT)	4,462	203,601
Pennsylvania Real Estate Investment Trust (REIT)	4,275	100,292
PennyMac Mortgage Investment Trust (REIT)	4,598	96,972
Physicians Realty Trust (REIT)	2,873	47,692
Potlatch Corp. (REIT)	2,606	109,113
PS Business Parks, Inc. (REIT)	1,224	97,357
QTS Realty Trust, Inc. (REIT), Class A	794	26,869
RAIT Financial Trust (REIT)	5,326	40,850
Ramco-Gershenson Properties Trust (REIT)	4,642	86,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Redwood Trust, Inc. (REIT)	5,307	$104,548
Resource Capital Corp. (REIT)	8,416	42,417
Retail Opportunity Investments Corp. (REIT)	5,595	93,940
Rexford Industrial Realty, Inc. (REIT)	2,904	45,622
RLJ Lodging Trust (REIT)	8,147	273,169
Rouse Properties, Inc. (REIT)	2,376	44,004
Ryman Hospitality Properties, Inc. (REIT)	2,792	147,250
Sabra Health Care REIT, Inc. (REIT)	3,417	103,774
Saul Centers, Inc. (REIT)	639	36,544
Select Income REIT (REIT)	2,384	58,193
Silver Bay Realty Trust Corp. (REIT)	2,134	35,339
Sovran Self Storage, Inc. (REIT)	2,122	185,081
STAG Industrial, Inc. (REIT)	3,573	87,539
STORE Capital Corp. (REIT)	1,960	42,356
Strategic Hotels & Resorts, Inc. (REIT)*	16,698	220,915
Summit Hotel Properties, Inc. (REIT)	5,468	68,022
Sun Communities, Inc. (REIT)	3,014	182,226
Sunstone Hotel Investors, Inc. (REIT)	12,916	213,243
Terreno Realty Corp. (REIT)	2,517	51,926
Trade Street Residential, Inc. (REIT)	1,195	9,190
UMH Properties, Inc. (REIT)	1,280	12,224
Universal Health Realty Income Trust (REIT)	786	37,822
Urstadt Biddle Properties, Inc. (REIT), Class A	1,676	36,671
Washington Real Estate Investment Trust (REIT)	4,296	118,827
Western Asset Mortgage Capital Corp. (REIT)	2,660	39,102
Whitestone REIT (REIT)	1,492	22,544

		10,089,733

Real Estate Management & Development (0.1%)
Alexander & Baldwin, Inc.	3,047	119,625
Altisource Asset Management Corp.*	91	28,221
Altisource Portfolio Solutions S.A.*	825	27,877
AV Homes, Inc.*	656	9,558
Consolidated-Tomoka Land Co.	275	15,345
Forestar Group, Inc.*	2,283	35,158
Kennedy-Wilson Holdings, Inc.	4,490	113,597
Marcus & Millichap, Inc.*	510	16,958
RE/MAX Holdings, Inc., Class A	681	23,324
St. Joe Co.*	2,423	44,559
Tejon Ranch Co.*	844	24,864

		459,086

Thrifts & Mortgage Finance (1.2%)
Anchor BanCorp Wisconsin, Inc.*	333	11,468
Astoria Financial Corp.	5,536	73,961
Bank Mutual Corp.	3,054	20,950
BankFinancial Corp.	1,187	14,078

BBX Capital Corp., Class A*	477	$7,847
Beneficial Mutual Bancorp, Inc.*	1,900	23,313
Berkshire Hills Bancorp, Inc.	1,432	38,177
BofI Holding, Inc.*	909	70,729
Brookline Bancorp, Inc.	4,449	44,623
Capitol Federal Financial, Inc.	8,832	112,873
Charter Financial Corp./Maryland	744	8,519
Clifton Bancorp, Inc.	1,680	22,831
Dime Community Bancshares, Inc.	2,108	34,318
ESB Financial Corp.	734	13,902
Essent Group Ltd.*	2,749	70,677
EverBank Financial Corp.	48,509	924,581
Federal Agricultural Mortgage Corp., Class C	679	20,601
First Defiance Financial Corp.	629	21,424
First Financial Northwest, Inc.	988	11,895
Flagstar Bancorp, Inc.*	1,279	20,119
Fox Chase Bancorp, Inc.	773	12,886
Franklin Financial Corp./Virginia*	606	12,835
Home Loan Servicing Solutions Ltd.	4,351	84,931
HomeStreet, Inc.	893	15,547
Kearny Financial Corp.*	886	12,182
Ladder Capital Corp. (REIT), Class A*	1,016	19,924
Meridian Bancorp, Inc.*	1,224	13,733
Meta Financial Group, Inc.	379	13,280
MGIC Investment Corp.*	21,305	198,563
NMI Holdings, Inc., Class A*	3,221	29,408
Northfield Bancorp, Inc.	3,072	45,466
Northwest Bancshares, Inc.	5,713	71,584
OceanFirst Financial Corp.	891	15,272
Oritani Financial Corp.	2,871	44,213
PennyMac Financial Services, Inc., Class A*	1,023	17,698
Provident Financial Services, Inc.	3,808	68,772
Radian Group, Inc.	12,033	201,192
Stonegate Mortgage Corp.*	909	10,872
Territorial Bancorp, Inc.	574	12,370
Tree.com, Inc.*	382	18,466
TrustCo Bank Corp.	184,496	1,339,441
United Community Financial Corp./Ohio	3,226	17,324
United Financial Bancorp, Inc.	3,328	47,790
Walker & Dunlop, Inc.*	1,172	20,557
Washington Federal, Inc.	6,331	140,232
Waterstone Financial, Inc.	2,181	28,680
WSFS Financial Corp.	567	43,597

		4,123,701

Total Financials		49,574,754

Health Care (7.4%)
Biotechnology (1.7%)
ACADIA Pharmaceuticals, Inc.*	4,931	156,559
Acceleron Pharma, Inc.*	1,049	40,869
Achillion Pharmaceuticals, Inc.*	6,058	74,210
Acorda Therapeutics, Inc.*	2,611	106,712
Actinium Pharmaceuticals, Inc.*	1,239	7,298
Adamas Pharmaceuticals, Inc.*	176	3,057
Aegerion Pharmaceuticals, Inc.*	1,893	39,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Agenus, Inc.*	3,947	$15,670
Agios Pharmaceuticals, Inc.*	919	102,965
Akebia Therapeutics, Inc.*	495	5,762
Alder Biopharmaceuticals, Inc.*	502	14,603
AMAG Pharmaceuticals, Inc.*	1,373	58,517
Anacor Pharmaceuticals, Inc.*	2,041	65,822
Applied Genetic Technologies Corp.*	305	6,411
Ardelyx, Inc.*	267	5,044
Arena Pharmaceuticals, Inc.*	14,016	48,636
ARIAD Pharmaceuticals, Inc.*	10,514	72,231
Array BioPharma, Inc.*	8,082	38,228
Arrowhead Research Corp.*	3,313	24,450
Atara Biotherapeutics, Inc.*	334	8,934
Auspex Pharmaceuticals, Inc.*	588	30,858
Avalanche Biotechnologies, Inc.*	417	22,518
BioCryst Pharmaceuticals, Inc.*	4,472	54,380
BioSpecifics Technologies Corp.*	225	8,689
BioTime, Inc.*	3,363	12,544
Bluebird Bio, Inc.*	1,352	124,005
Calithera Biosciences, Inc.*	474	9,575
Cara Therapeutics, Inc.*	343	3,420
Celldex Therapeutics, Inc.*	5,569	101,634
Cellular Dynamics International, Inc.*	612	3,935
Cepheid, Inc.*	4,376	236,917
ChemoCentryx, Inc.*	1,768	12,075
Chimerix, Inc.*	1,889	76,051
Clovis Oncology, Inc.*	1,540	86,240
Coherus Biosciences, Inc.*	362	5,908
CTI BioPharma Corp.*	9,345	22,054
Cytokinetics, Inc.*	2,249	18,014
Cytori Therapeutics, Inc.*	4,435	2,167
CytRx Corp.*	3,560	9,754
Dicerna Pharmaceuticals, Inc.*	232	3,821
Dyax Corp.*	8,504	119,566
Dynavax Technologies Corp.*	1,685	28,409
Eleven Biotherapeutics, Inc.*	271	3,219
Emergent Biosolutions, Inc.*	1,831	49,858
Enanta Pharmaceuticals, Inc.*	660	33,561
Epizyme, Inc.*	814	15,360
Esperion Therapeutics, Inc.*	359	14,518
Exact Sciences Corp.*	5,135	140,904
Exelixis, Inc.*	12,231	17,613
FibroGen, Inc.*	563	15,392
Five Prime Therapeutics, Inc.*	1,096	29,592
Flexion Therapeutics, Inc.*	368	7,430
Foundation Medicine, Inc.*	890	19,776
Galectin Therapeutics, Inc.*	1,147	3,980
Galena Biopharma, Inc.*	7,423	11,209
Genocea Biosciences, Inc.*	226	1,582
Genomic Health, Inc.*	1,094	34,975
Geron Corp.*	9,812	31,889
Halozyme Therapeutics, Inc.*	6,587	63,565
Heron Therapeutics, Inc.*	1,465	14,738
Hyperion Therapeutics, Inc.*	866	20,784
Idera Pharmaceuticals, Inc.*	3,832	16,899
Immune Design Corp.*	345	10,619
ImmunoGen, Inc.*	5,362	32,708
Immunomedics, Inc.*	5,322	25,546
Infinity Pharmaceuticals, Inc.*	3,010	50,839

Inovio Pharmaceuticals, Inc.*	3,847	$35,315
Insmed, Inc.*	3,031	46,890
Insys Therapeutics, Inc.*	637	26,856
Intrexon Corp.*	2,273	62,576
Ironwood Pharmaceuticals, Inc.*	7,473	114,486
Isis Pharmaceuticals, Inc.*	7,383	455,826
Karyopharm Therapeutics, Inc.*	848	31,741
Keryx Biopharmaceuticals, Inc.*	5,651	79,962
Kindred Biosciences, Inc.*	672	5,006
Kite Pharma, Inc.*	579	33,391
KYTHERA Biopharmaceuticals, Inc.*	1,110	38,495
Lexicon Pharmaceuticals, Inc.*	14,828	13,492
Ligand Pharmaceuticals, Inc.*	1,237	65,821
Loxo Oncology, Inc.*	170	1,998
MacroGenics, Inc.*	1,272	44,609
MannKind Corp.*	14,174	73,917
Merrimack Pharmaceuticals, Inc.*	6,132	69,292
MiMedx Group, Inc.*	5,850	67,451
Mirati Therapeutics, Inc.*	452	8,371
Momenta Pharmaceuticals, Inc.*	3,101	37,336
NanoViricides, Inc.*	2,538	6,903
Navidea Biopharmaceuticals, Inc.*	9,560	18,068
NeoStem, Inc.*	1,506	5,678
Neuralstem, Inc.*	4,375	11,900
Neurocrine Biosciences, Inc.*	4,736	105,802
NewLink Genetics Corp.*	1,226	48,734
Northwest Biotherapeutics, Inc.*	2,265	12,118
Novavax, Inc.*	14,788	87,693
NPS Pharmaceuticals, Inc.*	6,649	237,835
Ohr Pharmaceutical, Inc.*	1,336	11,142
OncoMed Pharmaceuticals, Inc.*	801	17,430
Oncothyreon, Inc.*	4,482	8,516
Ophthotech Corp.*	886	39,755
OPKO Health, Inc.*	12,374	123,616
Orexigen Therapeutics, Inc.*	7,717	46,765
Organovo Holdings, Inc.*	3,980	28,855
Osiris Therapeutics, Inc.*	1,203	19,236
Otonomy, Inc.*	429	14,299
OvaScience, Inc.*	963	42,584
PDL BioPharma, Inc.	10,199	78,634
Peregrine Pharmaceuticals, Inc.*	10,955	15,227
Portola Pharmaceuticals, Inc.*	2,693	76,266
Progenics Pharmaceuticals, Inc.*	4,234	32,009
Prothena Corp. plc*	1,677	34,815
PTC Therapeutics, Inc.*	1,542	79,829
Puma Biotechnology, Inc.*	1,460	276,334
Radius Health, Inc.*	462	17,976
Raptor Pharmaceutical Corp.*	3,934	41,386
Receptos, Inc.*	1,375	168,451
Regado Biosciences, Inc.*	974	889
Regulus Therapeutics, Inc.*	987	15,831
Repligen Corp.*	2,077	41,125
Retrophin, Inc.*	1,363	16,683
Rigel Pharmaceuticals, Inc.*	5,507	12,501
Sage Therapeutics, Inc.*	340	12,444
Sangamo BioSciences, Inc.*	4,236	64,430
Sarepta Therapeutics, Inc.*	2,582	37,362
Spectrum Pharmaceuticals, Inc.*	4,140	28,690
Stemline Therapeutics, Inc.*	697	11,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Sunesis Pharmaceuticals, Inc.*	3,141	$8,010
Synageva BioPharma Corp.*	1,351	125,359
Synergy Pharmaceuticals, Inc.*	5,952	18,154
Synta Pharmaceuticals Corp.*	3,870	10,256
T2 Biosystems, Inc.*	372	7,157
TESARO, Inc.*	1,228	45,669
TG Therapeutics, Inc.*	1,682	26,643
Threshold Pharmaceuticals, Inc.*	3,473	11,044
Tokai Pharmaceuticals, Inc.*	304	4,481
Ultragenyx Pharmaceutical, Inc.*	443	19,439
Vanda Pharmaceuticals, Inc.*	2,424	34,712
Verastem, Inc.*	1,325	12,111
Versartis, Inc.*	437	9,811
Vitae Pharmaceuticals, Inc.*	317	5,275
Vital Therapies, Inc.*	326	8,127
Xencor, Inc.*	975	15,639
XOMA Corp.*	5,439	19,526
Zafgen, Inc.*	397	12,243
ZIOPHARM Oncology, Inc.*	5,073	25,720

		6,236,616

Health Care Equipment & Supplies (3.6%)
Abaxis, Inc.	1,388	78,880
ABIOMED, Inc.*	2,502	95,226
Accuray, Inc.*	4,896	36,965
Analogic Corp.	781	66,080
AngioDynamics, Inc.*	1,527	29,028
Anika Therapeutics, Inc.*	923	37,603
Antares Pharma, Inc.*	7,414	19,054
AtriCure, Inc.*	1,756	35,050
Atrion Corp.	95	32,301
Cantel Medical Corp.	2,117	91,581
Cardiovascular Systems, Inc.*	1,781	53,573
Cerus Corp.*	4,843	30,220
CONMED Corp.	1,695	76,207
CryoLife, Inc.	1,799	20,383
Cyberonics, Inc.*	1,684	93,765
Cynosure, Inc., Class A*	1,424	39,046
Derma Sciences, Inc.*	1,370	12,755
DexCom, Inc.*	4,711	259,341
Endologix, Inc.*	3,980	60,854
Exactech, Inc.*	617	14,543
GenMark Diagnostics, Inc.*	2,658	36,175
Globus Medical, Inc., Class A*	4,130	98,170
Greatbatch, Inc.*	1,577	77,746
Haemonetics Corp.*	3,307	123,748
HeartWare International, Inc.*	1,075	78,937
Hill-Rom Holdings, Inc.	43,800	1,998,156
ICU Medical, Inc.*	855	70,025
Inogen, Inc.*	283	8,878
Insulet Corp.*	3,473	159,966
Integra LifeSciences Holdings Corp.*	1,559	84,545
Invacare Corp.	1,934	32,414
K2M Group Holdings, Inc.*	561	11,708
LDR Holding Corp.*	1,062	34,812
Masimo Corp.*	2,806	73,910
Meridian Bioscience, Inc.	2,638	43,421
Merit Medical Systems, Inc.*	2,578	44,677
Natus Medical, Inc.*	2,040	73,522
Neogen Corp.*	2,275	112,817

Nevro Corp.*	480	$18,562
NuVasive, Inc.*	2,903	136,905
NxStage Medical, Inc.*	3,835	68,762
Ocular Therapeutix, Inc.*	358	8,420
OraSure Technologies, Inc.*	3,547	35,967
Orthofix International N.V.*	1,194	35,892
Oxford Immunotec Global plc*	827	11,264
PhotoMedex, Inc.*	838	1,282
Quidel Corp.*	1,775	51,333
Rockwell Medical, Inc.*	2,825	29,041
Roka Bioscience, Inc.*	209	922
RTI Surgical, Inc.*	3,467	18,028
Second Sight Medical Products, Inc.*	169	1,734
Sientra, Inc.*	289	4,852
Spectranetics Corp.*	2,598	89,839
STAAR Surgical Co.*	2,436	22,192
STERIS Corp.	68,200	4,422,770
SurModics, Inc.*	791	17,481
Symmetry Surgical, Inc.*	605	4,711
Tandem Diabetes Care, Inc.*	546	6,934
Teleflex, Inc.	25,000	2,870,500
Thoratec Corp.*	3,559	115,525
Tornier N.V.*	2,273	57,962
TransEnterix, Inc.*	1,843	5,363
TriVascular Technologies, Inc.*	467	5,870
Unilife Corp.*	6,473	21,685
Utah Medical Products, Inc.	243	14,592
Vascular Solutions, Inc.*	1,097	29,795
Veracyte, Inc.*	373	3,603
Volcano Corp.*	3,230	57,752
West Pharmaceutical Services, Inc.	4,439	236,332
Wright Medical Group, Inc.*	3,092	83,082
Zeltiq Aesthetics, Inc.*	1,862	51,968

		12,887,002

Health Care Providers & Services (0.8%)
AAC Holdings, Inc.*	337	10,420
Acadia Healthcare Co., Inc.*	2,683	164,226
Addus HomeCare Corp.*	374	9,077
Adeptus Health, Inc., Class A*	348	13,015
Air Methods Corp.*	2,465	108,534
Alliance HealthCare Services, Inc.*	345	7,241
Almost Family, Inc.*	528	15,286
Amedisys, Inc.*	1,753	51,451
AMN Healthcare Services, Inc.*	2,845	55,762
Amsurg Corp.*	2,672	146,239
Bio-Reference Laboratories, Inc.*	1,553	49,898
BioScrip, Inc.*	4,354	30,434
BioTelemetry, Inc.*	1,685	16,901
Capital Senior Living Corp.*	1,816	45,237
Chemed Corp.	1,103	116,554
Civitas Solutions, Inc.*	659	11,223
CorVel Corp.*	709	26,389
Cross Country Healthcare, Inc.*	1,912	23,862
Ensign Group, Inc.	1,250	55,487
ExamWorks Group, Inc.*	2,162	89,918
Five Star Quality Care, Inc.*	2,731	11,334
Gentiva Health Services, Inc.*	1,944	37,033

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hanger, Inc.*	2,226	$48,749
HealthEquity, Inc.*	587	14,939
HealthSouth Corp.	5,517	212,184
Healthways, Inc.*	2,010	39,959
IPC The Hospitalist Co., Inc.*	1,105	50,708
Kindred Healthcare, Inc.	4,321	78,556
Landauer, Inc.	622	21,235
LHC Group, Inc.*	754	23,510
Magellan Health, Inc.*	1,760	105,653
Molina Healthcare, Inc.*	1,889	101,118
MWI Veterinary Supply, Inc.*	810	137,627
National Healthcare Corp.	655	41,160
National Research Corp., Class A	700	9,793
Owens & Minor, Inc.	3,873	135,981
PharMerica Corp.*	1,897	39,287
Providence Service Corp.*	745	27,148
RadNet, Inc.*	2,061	17,601
Select Medical Holdings Corp.	5,012	72,173
Skilled Healthcare Group, Inc., Class A*	1,637	14,029
Surgical Care Affiliates, Inc.*	814	27,391
Team Health Holdings, Inc.*	4,410	253,707
Triple-S Management Corp., Class B*	1,476	35,291
Trupanion, Inc.*	388	2,689
U.S. Physical Therapy, Inc.	769	32,267
Universal American Corp.*	2,551	23,673
WellCare Health Plans, Inc.*	2,767	227,060

		2,889,009

Health Care Technology (0.2%)
Castlight Health, Inc., Class B*	824	9,641
Computer Programs & Systems, Inc.	701	42,586
HealthStream, Inc.*	1,323	39,002
HMS Holdings Corp.*	5,493	116,122
Imprivata, Inc.*	247	3,211
MedAssets, Inc.*	3,897	77,005
Medidata Solutions, Inc.*	3,400	162,350
Merge Healthcare, Inc.*	4,231	15,062
Omnicell, Inc.*	2,326	77,037
Quality Systems, Inc.	3,175	49,498
Vocera Communications, Inc.*	1,441	15,015

		606,529

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc.*	1,453	27,883
Affymetrix, Inc.*	4,689	46,280
Albany Molecular Research, Inc.*	1,530	24,908
Cambrex Corp.*	1,916	41,424
Enzo Biochem, Inc.*	2,174	9,653
Fluidigm Corp.*	1,794	60,512
Furiex Pharmaceuticals, Inc. (b)*†	447	4,367
Gerresheimer AG	19,638	1,062,053
INC Research Holdings, Inc., Class A*	550	14,130
Luminex Corp.*	2,354	44,161
NanoString Technologies, Inc.*	645	8,985
Pacific Biosciences of California, Inc.*	3,536	27,722
PAREXEL International Corp.*	3,589	199,405

PRA Health Sciences, Inc.*	1,186	$28,725
Sequenom, Inc.*	7,356	27,217

		1,627,425

Pharmaceuticals (0.6%)
AcelRx Pharmaceuticals, Inc.*	1,666	11,212
Achaogen, Inc.*	425	5,546
Aerie Pharmaceuticals, Inc.*	671	19,587
Akorn, Inc.*	3,887	140,709
Alimera Sciences, Inc.*	1,683	9,324
Amphastar Pharmaceuticals, Inc.*	576	6,687
Ampio Pharmaceuticals, Inc.*	2,659	9,120
ANI Pharmaceuticals, Inc.*	439	24,755
Aratana Therapeutics, Inc.*	1,748	31,149
Auxilium Pharmaceuticals, Inc.*	3,127	107,522
Avanir Pharmaceuticals, Inc.*	12,041	204,095
BioDelivery Sciences International, Inc.*	2,665	32,033
Bio-Path Holdings, Inc.*	4,636	12,332
Catalent, Inc.*	3,013	84,002
Cempra, Inc.*	1,556	36,582
Corcept Therapeutics, Inc.*	3,080	9,240
Depomed, Inc.*	3,606	58,093
Dermira, Inc.*	452	8,186
Egalet Corp.*	179	1,019
Endocyte, Inc.*	2,448	15,398
Horizon Pharma plc*	4,160	53,622
Impax Laboratories, Inc.*	4,387	138,980
Intersect ENT, Inc.*	368	6,826
Intra-Cellular Therapies, Inc.*	1,084	19,133
Lannett Co., Inc.*	1,599	68,565
Medicines Co.*	4,071	112,645
Nektar Therapeutics*	7,945	123,148
Omeros Corp.*	2,105	52,162
Pacira Pharmaceuticals, Inc.*	2,235	198,155
Pain Therapeutics, Inc.*	2,399	4,870
Pernix Therapeutics Holdings, Inc.*	2,114	19,850
Phibro Animal Health Corp., Class A	921	29,058
POZEN, Inc.*	1,852	14,816
Prestige Brands Holdings, Inc.*	3,246	112,701
Relypsa, Inc.*	1,077	33,172
Repros Therapeutics, Inc.*	1,505	15,005
Revance Therapeutics, Inc.*	534	9,046
Sagent Pharmaceuticals, Inc.*	1,393	34,978
SciClone Pharmaceuticals, Inc.*	3,183	27,883
Sucampo Pharmaceuticals, Inc., Class A*	1,089	15,551
Supernus Pharmaceuticals, Inc.*	1,863	15,463
Tetraphase Pharmaceuticals, Inc.*	1,631	64,767
TherapeuticsMD, Inc.*	6,778	30,162
Theravance Biopharma, Inc.*	1,501	22,395
Theravance, Inc.	5,253	74,330
VIVUS, Inc.*	5,733	16,511
XenoPort, Inc.*	3,597	31,546
Zogenix, Inc.*	7,819	10,712
ZS Pharma, Inc.*	427	17,750

		2,200,393

Total Health Care		26,446,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrials (19.2%)
Aerospace & Defense (1.4%)
AAR Corp.	116,216	$3,228,480
Aerovironment, Inc.*	1,218	33,190
American Science & Engineering, Inc.	503	26,106
Astronics Corp.*	1,195	66,095
Cubic Corp.	1,300	68,432
Curtiss-Wright Corp.	3,018	213,041
DigitalGlobe, Inc.*	4,750	147,107
Ducommun, Inc.*	688	17,393
Engility Holdings, Inc.*	1,082	46,310
Esterline Technologies Corp.*	2,004	219,799
GenCorp, Inc.*	3,818	69,869
HEICO Corp.	4,159	251,204
KEYW Holding Corp.*	2,033	21,102
Kratos Defense & Security Solutions, Inc.*	2,884	14,478
LMI Aerospace, Inc.*	647	9,123
Moog, Inc., Class A*	2,593	191,960
National Presto Industries, Inc.	223	12,943
Orbital Sciences Corp.*	3,799	102,155
SIFCO Industries, Inc.	160	4,664
Sparton Corp.*	675	19,129
TASER International, Inc.*	3,393	89,847
Teledyne Technologies, Inc.*	2,355	241,953

		5,094,380

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	3,158	27,033
Atlas Air Worldwide Holdings, Inc.*	1,560	76,908
Echo Global Logistics, Inc.*	1,499	43,771
Forward Air Corp.	1,946	98,020
Hub Group, Inc., Class A*	2,290	87,203
Park-Ohio Holdings Corp.	570	35,927
UTi Worldwide, Inc.*	5,763	69,559
XPO Logistics, Inc.*	3,280	134,086

		572,507

Airlines (0.5%)
Allegiant Travel Co.	863	129,735
Hawaiian Holdings, Inc.*	2,799	72,914
JetBlue Airways Corp.*	15,529	246,290
Republic Airways Holdings, Inc.*	3,062	44,675
SkyWest, Inc.	92,921	1,233,991
Virgin America, Inc.*	954	41,260

		1,768,865

Building Products (2.6%)
AAON, Inc.	2,679	59,983
Advanced Drainage Systems, Inc.	887	20,383
American Woodmark Corp.*	782	31,624
Apogee Enterprises, Inc.	51,389	2,177,352
Builders FirstSource, Inc.*	2,937	20,177
Continental Building Products, Inc.*	744	13,191
Gibraltar Industries, Inc.*	92,006	1,496,018
Griffon Corp.	2,533	33,689
Insteel Industries, Inc.	1,185	27,942
Masonite International Corp.*	1,837	112,902

NCI Building Systems, Inc.*	1,791	$33,169
Norcraft Cos., Inc.*	543	10,480
Nortek, Inc.*	553	44,976
Patrick Industries, Inc.*	521	22,914
PGT, Inc.*	3,002	28,909
Ply Gem Holdings, Inc.*	1,330	18,594
Quanex Building Products Corp.	2,449	45,992
Simpson Manufacturing Co., Inc.	47,554	1,645,368
Trex Co., Inc.*	2,100	89,418
Universal Forest Products, Inc.	59,266	3,152,951

		9,086,032

Commercial Services & Supplies (1.8%)
ABM Industries, Inc.	3,417	97,897
ACCO Brands Corp.*	7,164	64,548
ARC Document Solutions, Inc.*	2,508	25,632
Brady Corp., Class A	3,026	82,731
Brink’s Co.	3,080	75,183
Casella Waste Systems, Inc., Class A*	2,704	10,924
CECO Environmental Corp.	1,337	20,777
Cenveo, Inc.*	3,813	8,007
Civeo Corp.	66,513	273,368
Deluxe Corp.	3,163	196,897
Ennis, Inc.	1,721	23,182
G&K Services, Inc., Class A	1,211	85,799
Healthcare Services Group, Inc.	4,353	134,638
Heritage-Crystal Clean, Inc.*	580	7,151
Herman Miller, Inc.	3,668	107,949
HNI Corp.	2,785	142,202
InnerWorkings, Inc.*	2,249	17,520
Interface, Inc.	4,243	69,882
Kimball International, Inc., Class B	2,144	19,553
Knoll, Inc.	3,084	65,288
Matthews International Corp., Class A	1,904	92,668
McGrath RentCorp	46,985	1,684,882
Mobile Mini, Inc.	2,919	118,249
MSA Safety, Inc.	40,466	2,148,340
Multi-Color Corp.	749	41,510
NL Industries, Inc.*	426	3,664
Performant Financial Corp.*	1,879	12,495
Quad/Graphics, Inc.	1,741	39,973
Quest Resource Holding Corp.*(b)	776	1,117
SP Plus Corp.*	1,021	25,760
Steelcase, Inc., Class A	5,148	92,407
Team, Inc.*	1,311	53,043
Tetra Tech, Inc.	3,992	106,586
U.S. Ecology, Inc.	1,372	55,045
UniFirst Corp.	926	112,463
United Stationers, Inc.	2,389	100,720
Viad Corp.	1,331	35,485
West Corp.	2,441	80,553

		6,334,088

Construction & Engineering (1.7%)
Aegion Corp.*	2,428	45,185
Ameresco, Inc., Class A*	1,359	9,513
Argan, Inc.	805	27,080
Comfort Systems USA, Inc.	2,255	38,606
Dycom Industries, Inc.*	2,109	74,005

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

EMCOR Group, Inc.	46,915	$2,087,248
Furmanite Corp.*	2,458	19,222
Granite Construction, Inc.	87,416	3,323,556
Great Lakes Dredge & Dock Corp.*	3,609	30,893
Layne Christensen Co.*	1,278	12,192
MasTec, Inc.*	4,123	93,221
MYR Group, Inc.*	1,387	38,004
Northwest Pipe Co.*	613	18,464
Orion Marine Group, Inc.*	1,805	19,945
Primoris Services Corp.	2,425	56,357
Sterling Construction Co., Inc.*	1,226	7,834
Tutor Perini Corp.*	2,377	57,214

		5,958,539

Electrical Equipment (2.6%)
AZZ, Inc.	1,630	76,480
Capstone Turbine Corp.*	21,479	15,879
Encore Wire Corp.	1,324	49,425
EnerSys, Inc.	32,623	2,013,491
Enphase Energy, Inc.*	1,130	16,148
Franklin Electric Co., Inc.	47,962	1,800,014
FuelCell Energy, Inc.*	15,064	23,198
Generac Holdings, Inc.*	4,343	203,079
General Cable Corp.	3,107	46,294
Global Power Equipment Group, Inc.	1,118	15,440
GrafTech International Ltd.*	7,514	38,021
LSI Industries, Inc.	1,338	9,085
Plug Power, Inc.*	10,685	32,055
Polypore International, Inc.*	2,834	133,340
Powell Industries, Inc.	24,549	1,204,619
Power Solutions International, Inc.*	287	14,812
PowerSecure International, Inc.*	1,312	15,285
Preformed Line Products Co.	186	10,161
Regal-Beloit Corp.	46,200	3,474,240
Revolution Lighting Technologies, Inc.*	1,945	2,626
TCP International Holdings Ltd.*	275	1,691
Thermon Group Holdings, Inc.*	2,038	49,299
Vicor Corp.*	929	11,241

		9,255,923

Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	38,000	3,429,120
Raven Industries, Inc.	2,330	58,250

		3,487,370

Machinery (5.8%)
Accuride Corp.*	2,583	11,210
Actuant Corp., Class A	4,098	111,629
Alamo Group, Inc.	390	18,892
Albany International Corp., Class A	1,779	67,584
Altra Industrial Motion Corp.	1,728	49,058
American Railcar Industries, Inc.	590	30,385
ARC Group Worldwide, Inc.*	196	1,987
Astec Industries, Inc.	61,006	2,398,146
Barnes Group, Inc.	3,399	125,797
Blount International, Inc.	3,103	54,520

Briggs & Stratton Corp.	25,587	$522,486
Chart Industries, Inc.*	1,914	65,459
CIRCOR International, Inc.	1,130	68,116
CLARCOR, Inc.	3,157	210,382
Columbus McKinnon Corp.	1,169	32,779
Commercial Vehicle Group, Inc.*	1,776	11,828
Douglas Dynamics, Inc.	1,370	29,359
Dynamic Materials Corp.	892	14,290
Energy Recovery, Inc.*	2,474	13,038
EnPro Industries, Inc.*	29,615	1,858,637
ESCO Technologies, Inc.	1,682	62,066
ExOne Co.*	634	10,651
Federal Signal Corp.	4,006	61,853
FreightCar America, Inc.	775	20,390
Global Brass & Copper Holdings, Inc.	1,357	17,858
Gorman-Rupp Co.	1,194	38,351
Graham Corp.	661	19,017
Greenbrier Cos., Inc.	1,736	93,275
Harsco Corp.	4,929	93,109
Hillenbrand, Inc.	74,141	2,557,864
Hurco Cos., Inc.	346	11,795
Hyster-Yale Materials Handling, Inc.	658	48,166
John Bean Technologies Corp.	1,851	60,824
Kadant, Inc.	654	27,919
Kennametal, Inc.	25,900	926,961
L.B. Foster Co., Class A	668	32,445
Lincoln Electric Holdings, Inc.	31,800	2,197,062
Lindsay Corp.	19,452	1,667,814
Lydall, Inc.*	1,058	34,724
Manitex International, Inc.*	862	10,956
Meritor, Inc.*	6,109	92,551
Miller Industries, Inc.	684	14,220
Mueller Industries, Inc.	85,435	2,916,751
Mueller Water Products, Inc., Class A	9,869	101,059
NN, Inc.	1,126	23,151
Omega Flex, Inc.	202	7,638
Proto Labs, Inc.*	1,419	95,300
RBC Bearings, Inc.	1,445	93,246
Rexnord Corp.*	4,722	133,208
Standex International Corp.	811	62,658
Sun Hydraulics Corp.	1,417	55,801
Tennant Co.	1,148	82,851
Titan International, Inc.	2,811	29,881
TriMas Corp.*	2,803	87,706
Twin Disc, Inc.	516	10,248
Wabash National Corp.*	211,283	2,611,458
Watts Water Technologies, Inc., Class A	8,288	525,791
Woodward, Inc.	4,173	205,437
Xerium Technologies, Inc.*	770	12,151

		20,849,788

Marine (0.0%)
Baltic Trading Ltd.	3,141	7,884
International Shipholding Corp.	349	5,200
Knightsbridge Shipping Ltd.	2,138	9,685
Matson, Inc.	2,679	92,479
Navios Maritime Holdings, Inc.	5,055	20,776

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Safe Bulkers, Inc.	2,469	$9,654
Scorpio Bulkers, Inc.*	8,723	17,185
Ultrapetrol Bahamas Ltd.*	1,666	3,565

		166,428

Professional Services (0.4%)
Acacia Research Corp.	3,117	52,802
Advisory Board Co.*	2,296	112,458
Barrett Business Services, Inc.	456	12,494
CBIZ, Inc.*	2,643	22,624
CDI Corp.	864	15,301
Corporate Executive Board Co.	2,127	154,271
Corporate Resource Services, Inc.*	1,080	1,296
CRA International, Inc.*	592	17,949
Exponent, Inc.	840	69,300
Franklin Covey Co.*	706	13,668
FTI Consulting, Inc.*	2,601	100,477
GP Strategies Corp.*	818	27,755
Heidrick & Struggles International, Inc.	1,195	27,545
Hill International, Inc.*	2,044	7,849
Huron Consulting Group, Inc.*	1,503	102,790
ICF International, Inc.*	1,249	51,184
Insperity, Inc.	1,351	45,785
Kelly Services, Inc., Class A	1,765	30,040
Kforce, Inc.	1,523	36,750
Korn/Ferry International*	3,117	89,645
Mistras Group, Inc.*	1,060	19,430
Navigant Consulting, Inc.*	3,150	48,416
On Assignment, Inc.*	3,392	112,581
Paylocity Holding Corp.*	534	13,943
Pendrell Corp.*	11,034	15,227
Resources Connection, Inc.	2,488	40,928
RPX Corp.*	3,377	46,535
TriNet Group, Inc.*	998	31,217
TrueBlue, Inc.*	2,560	56,960
VSE Corp.	265	17,464
WageWorks, Inc.*	2,204	142,312

		1,536,996

Road & Rail (0.6%)
ArcBest Corp.	1,648	76,418
Celadon Group, Inc.	1,336	30,314
FRP Holdings, Inc.*	431	16,899
Genesee & Wyoming, Inc., Class A*	15,000	1,348,800
Heartland Express, Inc.	3,395	91,699
Knight Transportation, Inc.	3,738	125,821
Marten Transport Ltd.	1,523	33,293
P.A.M. Transportation Services, Inc.*	208	10,783
Quality Distribution, Inc.*	1,751	18,631
Roadrunner Transportation Systems, Inc.*	1,784	41,656
Saia, Inc.*	1,560	86,362
Swift Transportation Co.*	5,335	152,741
Universal Truckload Services, Inc.	414	11,803
USA Truck, Inc.*	402	11,417
Werner Enterprises, Inc.	2,767	86,192
YRC Worldwide, Inc.*	1,976	44,440

		2,187,269

Trading Companies & Distributors (0.6%)
Aceto Corp.	1,808	$39,234
Aircastle Ltd.	4,108	87,788
Applied Industrial Technologies, Inc.	32,026	1,460,065
Beacon Roofing Supply, Inc.*	3,146	87,459
CAI International, Inc.*	1,012	23,478
DXP Enterprises, Inc.*	827	41,788
Erickson, Inc.*	427	3,561
General Finance Corp.*	707	6,971
H&E Equipment Services, Inc.	1,933	54,298
Houston Wire & Cable Co.	1,107	13,229
Kaman Corp.	1,728	69,275
Neff Corp., Class A*	540	6,086
Rush Enterprises, Inc., Class A*	2,132	68,331
Stock Building Supply Holdings, Inc.*	925	14,171
TAL International Group, Inc.*	2,160	94,111
Textainer Group Holdings Ltd.	1,356	46,538
Titan Machinery, Inc.*	1,124	15,669
Watsco, Inc.	1,628	174,196

		2,306,248

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	3,345	46,763

Total Industrials		68,651,196

Information Technology (6.8%)
Communications Equipment (0.5%)
ADTRAN, Inc.	3,475	75,755
Alliance Fiber Optic Products, Inc.	817	11,855
Applied Optoelectronics, Inc.*	942	10,569
Aruba Networks, Inc.*	6,703	121,861
Bel Fuse, Inc., Class B	608	16,623
Black Box Corp.	972	23,231
CalAmp Corp.*	2,306	42,200
Calix, Inc.*	2,633	26,383
Ciena Corp.*	6,559	127,310
Clearfield, Inc.*	731	8,999
Comtech Telecommunications Corp.	974	30,700
Digi International, Inc.*	1,659	15,412
Emulex Corp.*	4,486	25,436
Extreme Networks, Inc.*	5,955	21,021
Finisar Corp.*	6,419	124,593
Harmonic, Inc.*	5,350	37,503
Infinera Corp.*	7,645	112,534
InterDigital, Inc.	2,327	123,098
Ixia*	3,722	41,872
KVH Industries, Inc.*	1,028	13,004
NETGEAR, Inc.*	2,144	76,283
Numerex Corp., Class A*	994	10,994
Oclaro, Inc.*	5,978	10,641
ParkerVision, Inc.*	5,852	5,325
Plantronics, Inc.	2,659	140,980
Polycom, Inc.*	8,615	116,302
Procera Networks, Inc.*	1,433	10,303
Ruckus Wireless, Inc.*	4,137	49,727
ShoreTel, Inc.*	3,886	28,562
Sonus Networks, Inc.*	15,711	62,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tessco Technologies, Inc.	343	$9,947
Ubiquiti Networks, Inc.	1,839	54,508
ViaSat, Inc.*	2,594	163,500

		1,749,404

Electronic Equipment, Instruments & Components (1.8%)
Agilysys, Inc.*	989	12,452
Anixter International, Inc.*	1,681	148,701
Badger Meter, Inc.	909	53,949
Belden, Inc.	2,745	216,333
Benchmark Electronics, Inc.*	3,334	84,817
Checkpoint Systems, Inc.*	2,702	37,099
Cognex Corp.*	5,434	224,587
Coherent, Inc.*	1,551	94,177
Control4 Corp.*	728	11,189
CTS Corp.	2,080	37,086
CUI Global, Inc.*	1,310	9,760
Daktronics, Inc.	2,420	30,274
DTS, Inc.*	1,038	31,919
Electro Rent Corp.	1,024	14,377
Electro Scientific Industries, Inc.	1,286	9,979
Fabrinet*	2,244	39,809
FARO Technologies, Inc.*	1,087	68,133
FEI Co.	2,653	239,699
Gerber Scientific, Inc. (Escrow Shares) (b)*†	2,504	—
GSI Group, Inc.*	1,991	29,308
II-VI, Inc.*	3,376	46,082
Ingram Micro, Inc., Class A*	56,000	1,547,840
Insight Enterprises, Inc.*	2,528	65,450
InvenSense, Inc.*	4,415	71,788
Itron, Inc.*	2,435	102,976
Kemet Corp.*	2,782	11,684
Kimball Electronics, Inc.*	1,608	19,328
Littelfuse, Inc.	1,409	136,208
Maxwell Technologies, Inc.*	1,920	17,510
Mercury Systems, Inc.*	2,028	28,230
Mesa Laboratories, Inc.	170	13,143
Methode Electronics, Inc.	2,364	86,310
MTS Systems Corp.	938	70,378
Multi-Fineline Electronix, Inc.*	18,354	206,115
Newport Corp.*	2,571	49,132
OSI Systems, Inc.*	1,248	88,321
Park Electrochemical Corp.	1,213	30,240
PC Connection, Inc.	588	14,435
Plexus Corp.*	2,097	86,417
RealD, Inc.*	2,497	29,465
Rofin-Sinar Technologies, Inc.*	60,874	1,751,345
Rogers Corp.*	1,128	91,864
Sanmina Corp.*	5,117	120,403
ScanSource, Inc.*	1,722	69,156
Speed Commerce, Inc.*	3,213	9,928
SYNNEX Corp.	1,773	138,578
TTM Technologies, Inc.*	3,497	26,332
Universal Display Corp.*	2,575	71,456
Viasystems Group, Inc.*	250	4,070
Vishay Precision Group, Inc.*	805	13,814

		6,411,646

Internet Software & Services (0.8%)
Aerohive Networks, Inc.*	599	2,875
Amber Road, Inc.*	572	5,846

Angie’s List, Inc.*	2,772	$17,270
Bankrate, Inc.*	4,289	53,312
Bazaarvoice, Inc.*	3,166	25,455
Benefitfocus, Inc.*	306	10,049
Blucora, Inc.*	2,711	37,547
Borderfree, Inc.*	382	3,423
Brightcove, Inc.*	2,055	15,988
Carbonite, Inc.*	1,141	16,282
Care.com, Inc.*	395	3,271
ChannelAdvisor Corp.*	1,326	28,615
Cimpress N.V.*	2,087	156,191
comScore, Inc.*	2,121	98,478
Constant Contact, Inc.*	1,965	72,116
Cornerstone OnDemand, Inc.*	3,309	116,477
Cvent, Inc.*	1,151	32,044
Dealertrack Technologies, Inc.*	3,361	148,926
Demand Media, Inc.*	556	3,403
Demandware, Inc.*	1,874	107,830
Dice Holdings, Inc.*	2,528	25,305
Digital River, Inc.*	2,062	50,993
E2open, Inc.*	1,479	14,213
EarthLink Holdings Corp.	6,647	29,180
Endurance International Group Holdings, Inc.*	1,929	35,552
Envestnet, Inc.*	2,123	104,324
Everyday Health, Inc.*	483	7,124
Five9, Inc.*	772	3,459
Global Eagle Entertainment, Inc.*	2,443	33,249
Gogo, Inc.*	3,576	59,111
GrubHub, Inc.*	576	20,920
GTT Communications, Inc.*	901	11,920
Internap Corp.*	3,530	28,099
Intralinks Holdings, Inc.*	2,524	30,036
j2 Global, Inc.	2,941	182,342
Limelight Networks, Inc.*	3,876	10,737
Liquidity Services, Inc.*	1,461	11,936
LivePerson, Inc.*	3,424	48,278
LogMeIn, Inc.*	1,513	74,652
Marchex, Inc., Class B	2,094	9,612
Marin Software, Inc.*	1,687	14,272
Marketo, Inc.*	1,642	53,726
Millennial Media, Inc.*	4,809	7,694
Monster Worldwide, Inc.*	5,736	26,500
NIC, Inc.	4,149	74,641
OPOWER, Inc.*	497	7,072
Perficient, Inc.*	2,215	41,266
Q2 Holdings, Inc.*	633	11,926
QuinStreet, Inc.*	2,161	13,117
RealNetworks, Inc.*	1,381	9,722
Reis, Inc.	580	15,179
Rightside Group Ltd.*	556	3,736
Rocket Fuel, Inc.*	1,175	18,941
SciQuest, Inc.*	1,711	24,724
Shutterstock, Inc.*	972	67,165
SPS Commerce, Inc.*	1,018	57,649
Stamps.com, Inc.*	892	42,807
TechTarget, Inc.*	1,072	12,189
Textura Corp.*	1,194	33,993
Travelzoo, Inc.*	455	5,742
Tremor Video, Inc.*	2,269	6,512
TrueCar, Inc.*	503	11,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Trulia, Inc.*	2,314	$106,513
Unwired Planet, Inc.*	5,878	5,878
Web.com Group, Inc.*	3,194	60,654
WebMD Health Corp.*	2,411	95,355
Wix.com Ltd.*	889	18,669
XO Group, Inc.*	1,767	32,177
Xoom Corp.*	1,978	34,635
YuMe, Inc.*	1,160	5,846
Zix Corp.*	3,939	14,180

		2,680,439

IT Services (0.8%)
Acxiom Corp.*	4,872	98,756
Blackhawk Network Holdings, Inc.*	3,313	128,544
CACI International, Inc., Class A*	1,485	127,977
Cardtronics, Inc.*	2,790	107,638
Cass Information Systems, Inc.	733	39,032
Ciber, Inc.*	4,885	17,342
Computer Task Group, Inc.	1,014	9,664
Convergys Corp.	6,371	129,777
CSG Systems International, Inc.	2,163	54,226
Datalink Corp.*	1,206	15,557
EPAM Systems, Inc.*	2,237	106,817
Euronet Worldwide, Inc.*	3,205	175,955
EVERTEC, Inc.	4,197	92,880
ExlService Holdings, Inc.*	2,082	59,774
Forrester Research, Inc.	693	27,277
Global Cash Access Holdings, Inc.*	4,146	29,644
Hackett Group, Inc.	1,569	13,792
Heartland Payment Systems, Inc.	2,255	121,657
Higher One Holdings, Inc.*	2,468	10,390
iGATE Corp.*	2,353	92,897
Information Services Group, Inc.*	2,072	8,744
Lionbridge Technologies, Inc.*	4,125	23,719
Luxoft Holding, Inc.*	504	19,409
ManTech International Corp., Class A	1,503	45,436
MAXIMUS, Inc.	4,249	233,015
ModusLink Global Solutions, Inc.*	1,925	7,219
MoneyGram International, Inc.*	1,849	16,807
NeuStar, Inc., Class A*	1,428	39,698
PRGX Global, Inc.*	1,581	9,043
Sapient Corp.*	7,298	181,574
Science Applications International Corp.	2,513	124,469
ServiceSource International, Inc.*	4,353	20,372
Sykes Enterprises, Inc.*	2,500	58,675
Syntel, Inc.*	1,984	89,240
TeleTech Holdings, Inc.*	1,087	25,740
Unisys Corp.*	3,263	96,193
Virtusa Corp.*	1,663	69,297
WEX, Inc.*	2,436	240,969

		2,769,215

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Energy Industries, Inc.*	2,594	61,478
Alpha & Omega Semiconductor Ltd.*	1,361	12,045

Ambarella, Inc.*	1,798	$91,195
Amkor Technology, Inc.*	5,440	38,624
Applied Micro Circuits Corp.*	5,010	32,665
Audience, Inc.*	890	3,916
Axcelis Technologies, Inc.*	6,692	17,132
Brooks Automation, Inc.	4,205	53,614
Cabot Microelectronics Corp.*	1,498	70,885
Cascade Microtech, Inc.*	812	11,863
Cavium, Inc.*	3,325	205,552
CEVA, Inc.*	1,340	24,308
Cirrus Logic, Inc.*	3,881	91,475
Cohu, Inc.	96,760	1,151,444
Cypress Semiconductor Corp.*	9,839	140,501
Diodes, Inc.*	2,245	61,895
DSP Group, Inc.*	1,449	15,751
Entegris, Inc.*	8,665	114,465
Entropic Communications, Inc.*	5,873	14,859
Exar Corp.*	2,606	26,581
Fairchild Semiconductor International, Inc.*	7,822	132,035
FormFactor, Inc.*	3,549	30,521
Inphi Corp.*	1,997	36,905
Integrated Device Technology, Inc.*	8,365	163,954
Integrated Silicon Solution, Inc.	1,930	31,980
International Rectifier Corp.*	4,477	178,632
Intersil Corp., Class A	8,047	116,440
IXYS Corp.	1,597	20,122
Kopin Corp.*	4,131	14,954
Lattice Semiconductor Corp.*	7,413	51,076
MA-COM Technology Solutions Holdings, Inc.*	749	23,429
MaxLinear, Inc., Class A*	1,774	13,145
Micrel, Inc.	2,854	41,412
Microsemi Corp.*	5,956	169,031
MKS Instruments, Inc.	3,310	121,146
Monolithic Power Systems, Inc.	2,415	120,122
Nanometrics, Inc.*	1,520	25,566
NVE Corp.*	311	22,016
OmniVision Technologies, Inc.*	3,487	90,662
PDF Solutions, Inc.*	1,953	29,022
Pericom Semiconductor Corp.*	1,353	18,320
Photronics, Inc.*	3,779	31,403
PMC-Sierra, Inc.*	10,859	99,468
Power Integrations, Inc.	1,899	98,254
QuickLogic Corp.*	3,508	11,015
Rambus, Inc.*	7,058	78,273
RF Micro Devices, Inc.*	17,913	297,177
Rubicon Technology, Inc.*	1,751	8,002
Rudolph Technologies, Inc.*	2,134	21,831
Semtech Corp.*	4,197	115,711
Silicon Image, Inc.*	4,938	27,258
Silicon Laboratories, Inc.*	2,724	129,717
Spansion, Inc., Class A*	3,793	129,796
Synaptics, Inc.*	2,270	156,267
Tessera Technologies, Inc.	3,319	118,687
TriQuint Semiconductor, Inc.*	10,714	295,171
Ultra Clean Holdings, Inc.*	1,911	17,734
Ultratech, Inc.*	1,820	33,779
Veeco Instruments, Inc.*	2,500	87,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vitesse Semiconductor Corp.*	3,039	$11,487
Xcerra Corp.*	3,339	30,585

		5,489,553

Software (1.3%)
A10 Networks, Inc.*	809	3,527
ACI Worldwide, Inc.*	7,138	143,973
Actuate Corp. (b)*	2,919	19,265
Advent Software, Inc.	3,220	98,661
American Software, Inc., Class A	1,569	14,294
Aspen Technology, Inc.*	5,782	202,486
AVG Technologies N.V.*	2,228	43,981
Barracuda Networks, Inc.*	509	18,243
Blackbaud, Inc.	2,901	125,497
Bottomline Technologies de, Inc.*	2,493	63,023
BroadSoft, Inc.*	1,780	51,656
Callidus Software, Inc.*	2,942	48,043
CommVault Systems, Inc.*	2,964	153,209
Comverse, Inc.*	1,456	27,344
Covisint Corp.*	2,460	6,519
Cyan, Inc.*	1,735	4,338
Digimarc Corp.	407	11,050
Ebix, Inc.	1,912	32,485
Ellie Mae, Inc.*	1,785	71,971
EnerNOC, Inc.*	1,727	26,682
Epiq Systems, Inc.	1,955	33,391
ePlus, Inc.*	333	25,205
Fair Isaac Corp.	1,997	144,383
FleetMatics Group plc*	2,326	82,550
Gigamon, Inc.*	1,547	27,428
Globant S.A.*	309	4,827
Glu Mobile, Inc.*	5,759	22,460
Guidance Software, Inc.*	1,191	8,635
Guidewire Software, Inc.*	4,273	216,342
HubSpot, Inc.*	336	11,293
Imperva, Inc.*	1,370	67,719
Infoblox, Inc.*	3,361	67,926
Interactive Intelligence Group, Inc.*	1,072	51,349
Jive Software, Inc.*	2,661	16,046
Kofax Ltd.*	4,742	33,336
Manhattan Associates, Inc.*	4,715	191,995
Mavenir Systems, Inc.*	618	8,380
Mentor Graphics Corp.	6,045	132,506
MicroStrategy, Inc., Class A*	568	92,243
MobileIron, Inc.*	618	6,155
Model N, Inc.*	1,221	12,967
Monotype Imaging Holdings, Inc.	2,521	72,680
NetScout Systems, Inc.*	2,276	83,165
Park City Group, Inc.*	616	5,556
Paycom Software, Inc.*	416	10,953
Pegasystems, Inc.	2,193	45,549
Progress Software Corp.*	3,214	86,842
Proofpoint, Inc.*	2,322	111,990
PROS Holdings, Inc.*	1,489	40,918
QAD, Inc., Class A	181	4,094
QAD, Inc., Class B	219	4,360
Qlik Technologies, Inc.*	5,624	173,725
Qualys, Inc.*	1,295	48,886
Rally Software Development Corp.*	1,590	18,078
RealPage, Inc.*	3,222	70,755

Rosetta Stone, Inc.*	1,351	$13,186
Rubicon Project, Inc.*	503	8,118
Sapiens International Corp. N.V.*	1,566	11,541
SeaChange International, Inc.*	2,154	13,743
Silver Spring Networks, Inc.*	2,227	18,774
SS&C Technologies Holdings, Inc.	4,268	249,635
Synchronoss Technologies, Inc.*	2,208	92,427
Take-Two Interactive Software, Inc.*	5,200	145,756
Tangoe, Inc.*	2,472	32,210
TeleCommunication Systems, Inc., Class A*	3,109	9,700
Telenav, Inc.*	1,744	11,633
TiVo, Inc.*	6,414	75,942
TubeMogul, Inc.*	178	4,014
Tyler Technologies, Inc.*	2,064	225,884
Ultimate Software Group, Inc.*	1,775	260,597
Varonis Systems, Inc.*	341	11,195
VASCO Data Security International, Inc.*	1,779	50,186
Verint Systems, Inc.*	3,739	217,909
VirnetX Holding Corp.*	2,665	14,631
Vringo, Inc.*	4,316	2,374
Yodlee, Inc.*	378	4,612
Zendesk, Inc.*	724	17,644

		4,692,645

Technology Hardware, Storage & Peripherals (0.1%)
Cray, Inc.*	2,542	87,648
Dot Hill Systems Corp.*	3,827	16,915
Eastman Kodak Co.*	1,128	24,489
Electronics for Imaging, Inc.*	2,885	123,565
Immersion Corp.*	1,795	16,999
Intevac, Inc.*	1,516	11,779
Nimble Storage, Inc.*	591	16,252
QLogic Corp.*	5,399	71,915
Quantum Corp.*	13,215	23,258
Silicon Graphics International Corp.*	2,213	25,184
Super Micro Computer, Inc.*	2,193	76,492
Violin Memory, Inc.*	5,126	24,554

		519,050

Total Information Technology		24,311,952

Materials (9.7%)
Chemicals (7.4%)
A. Schulman, Inc.	73,090	2,962,338
Advanced Emissions Solutions, Inc.*	1,414	32,225
American Vanguard Corp.	1,882	21,869
Axiall Corp.	92,165	3,914,248
Balchem Corp.	1,895	126,283
Cabot Corp.	58,900	2,583,354
Calgon Carbon Corp.*	3,237	67,265
Chase Corp.	445	16,016
Chemtura Corp.*	5,297	130,995
Ferro Corp.*	4,587	59,447
Flotek Industries, Inc.*	3,438	64,394
FutureFuel Corp.	1,445	18,814
H.B. Fuller Co.	82,133	3,657,382
Hawkins, Inc.	672	29,118

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Innophos Holdings, Inc.	1,357	$79,317
Innospec, Inc.	1,543	65,886
Intrepid Potash, Inc.*	3,594	49,885
KMG Chemicals, Inc.	665	13,300
Koppers Holdings, Inc.	1,304	33,878
Kraton Performance Polymers, Inc.*	2,056	42,744
Kronos Worldwide, Inc.	1,321	17,199
Landec Corp.*	1,706	23,560
LSB Industries, Inc.*	1,212	38,105
Marrone Bio Innovations, Inc.*	720	2,599
Minerals Technologies, Inc.	25,669	1,782,712
Olin Corp.	4,960	112,939
OM Group, Inc.	2,041	60,822
OMNOVA Solutions, Inc.*	3,006	24,469
PolyOne Corp.	5,891	223,328
Quaker Chemical Corp.	840	77,314
Rentech, Inc.*	14,813	18,664
RPM International, Inc.	77,050	3,907,205
Senomyx, Inc.*	2,712	16,299
Sensient Technologies Corp.	82,504	4,978,291
Stepan Co.	22,539	903,363
Trecora Resources*	1,240	18,228
Tredegar Corp.	1,460	32,835
Trinseo S.A.*	627	10,941
Tronox Ltd., Class A	3,767	89,956
Zep, Inc.	1,506	22,816

		26,330,403

Construction Materials (0.0%)
Headwaters, Inc.*	4,663	69,898
U.S. Concrete, Inc.*	930	26,459
United States Lime & Minerals, Inc.	115	8,379

		104,736

Containers & Packaging (0.2%)
AEP Industries, Inc.*	226	13,142
AptarGroup, Inc.	1,600	106,944
Berry Plastics Group, Inc.*	5,641	177,974
Graphic Packaging Holding Co.*	20,481	278,951
Myers Industries, Inc.	1,546	27,210
UFP Technologies, Inc.*	394	9,686

		613,907

Metals & Mining (1.9%)
A.M. Castle & Co.*	1,219	9,728
AK Steel Holding Corp.*	11,096	65,910
Allegheny Technologies, Inc.	14,000	486,780
Allied Nevada Gold Corp.*	6,853	5,962
Ampco-Pittsburgh Corp.	538	10,356
Carpenter Technology Corp.	57,800	2,846,650
Century Aluminum Co.*	3,240	79,056
Coeur Mining, Inc.*	6,680	34,135
Commercial Metals Co.	7,320	119,243
Globe Specialty Metals, Inc.	3,887	66,973
Gold Resource Corp.	2,391	8,082
Handy & Harman Ltd.*	247	11,369
Haynes International, Inc.	727	35,260
Hecla Mining Co.	22,839	63,721
Horsehead Holding Corp.*	3,212	50,846
Kaiser Aluminum Corp.	1,112	79,430

Materion Corp.	1,296	$45,658
Molycorp, Inc.*	11,612	10,226
Noranda Aluminum Holding Corp.	2,848	10,025
Olympic Steel, Inc.	580	10,312
Reliance Steel & Aluminum Co.	13,900	851,653
RTI International Metals, Inc.*	1,968	49,712
Ryerson Holding Corp.*	566	5,620
Schnitzer Steel Industries, Inc., Class A	1,679	37,878
Steel Dynamics, Inc.	64,400	1,271,256
Stillwater Mining Co.*	7,455	109,887
SunCoke Energy, Inc.	4,089	79,081
U.S. Silica Holdings, Inc.	3,396	87,243
Universal Stainless & Alloy Products, Inc.*	419	10,538
Walter Energy, Inc.	4,064	5,608
Worthington Industries, Inc.	3,234	97,311

		6,655,509

Paper & Forest Products (0.2%)
Boise Cascade Co.*	2,513	93,358
Clearwater Paper Corp.*	1,279	87,675
Deltic Timber Corp.	700	47,880
KapStone Paper and Packaging Corp.	5,313	155,724
Louisiana-Pacific Corp.*	8,825	146,142
Neenah Paper, Inc.	1,059	63,826
P.H. Glatfelter Co.	2,751	70,343
Resolute Forest Products, Inc.*	3,981	70,105
Schweitzer-Mauduit International, Inc.	1,946	82,316
Wausau Paper Corp.	2,702	30,722

		848,091

Total Materials		34,552,646

Telecommunication Services (0.2%)
Diversified Telecommunication Services (0.2%)
8x8, Inc.*	5,565	50,975
Atlantic Tele-Network, Inc.	588	39,743
Cincinnati Bell, Inc.*	13,260	42,299
Cogent Communications Holdings, Inc.	2,895	102,454
Consolidated Communications Holdings, Inc.	3,169	88,193
FairPoint Communications, Inc.*	1,303	18,516
General Communication, Inc., Class A*	2,297	31,584
Globalstar, Inc.*	16,820	46,255
Hawaiian Telcom Holdco, Inc.*	680	18,748
IDT Corp., Class B	1,021	20,736
inContact, Inc.*	3,750	32,962
Inteliquent, Inc.	2,031	39,869
Intelsat S.A.*	1,727	29,981
Iridium Communications, Inc.*	5,179	50,495
Lumos Networks Corp.	1,202	20,218
magicJack VocalTec Ltd.*	1,183	9,606
ORBCOMM, Inc.*	3,187	20,843
Premiere Global Services, Inc.*	3,028	32,157
Vonage Holdings Corp.*	11,171	42,562

		738,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	1,372	$10,523
Leap Wireless International, Inc.(b)*	3,905	9,841
NTELOS Holdings Corp.	1,124	4,710
RingCentral, Inc., Class A*	1,806	26,945
Shenandoah Telecommunications Co.	1,524	47,625
Spok Holdings, Inc.	1,325	23,002

		122,646

Total Telecommunication Services		860,842

Utilities (1.1%)
Electric Utilities (0.4%)
ALLETE, Inc.	2,691	148,382
Cleco Corp.	3,794	206,925
El Paso Electric Co.	2,580	103,355
Empire District Electric Co.	2,724	81,012
IDACORP, Inc.	3,160	209,160
MGE Energy, Inc.	2,223	101,391
NRG Yield, Inc., Class A	1,456	68,636
Otter Tail Corp.	2,310	71,517
PNM Resources, Inc.	4,967	147,172
Portland General Electric Co.	4,899	185,329
Spark Energy, Inc., Class A	116	1,634
UIL Holdings Corp.	3,603	156,875
Unitil Corp.	924	33,883

		1,515,271

Gas Utilities (0.4%)
Chesapeake Utilities Corp.	919	45,637
Laclede Group, Inc.	2,693	143,268
New Jersey Resources Corp.	2,650	162,180
Northwest Natural Gas Co.	1,731	86,377
ONE Gas, Inc.	3,255	134,171
Piedmont Natural Gas Co., Inc.	4,912	193,582
South Jersey Industries, Inc.	2,049	120,748
Southwest Gas Corp.	2,928	180,980
WGL Holdings, Inc.	3,241	177,023

		1,243,966

Independent Power and Renewable Electricity Producers (0.1%)
Abengoa Yield plc	1,805	49,313
Atlantic Power Corp.	7,789	21,108
Dynegy, Inc.*	7,752	235,273
Ormat Technologies, Inc.	1,154	31,366
Pattern Energy Group, Inc.	2,516	62,045
TerraForm Power, Inc., Class A	1,424	43,973
Vivint Solar, Inc.*	1,160	10,695

		453,773

Multi-Utilities (0.1%)
Avista Corp.	3,842	135,815
Black Hills Corp.	2,751	145,913
NorthWestern Corp.	2,894	163,742

		445,470

Water Utilities (0.1%)
American States Water Co.	2,415	90,949
Artesian Resources Corp., Class A	479	10,821
California Water Service Group	3,064	75,405

Connecticut Water Service, Inc.	719	$26,093
Middlesex Water Co.	1,054	24,305
SJW Corp.	1,019	32,730
York Water Co.	845	19,612

		279,915

Total Utilities		3,938,395

Total Common Stocks (79.1%) (Cost $180,592,992)		282,251,648

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.2%)
Energy (0.2%)
Energy Equipment & Services (0.2%)
Unit Corp. 6.625%, 5/15/21	$930,000	832,350

Total Energy		832,350

Total Corporate Bonds		832,350

Total Long-Term Debt Securities (0.2%) (Cost $897,866)		832,350

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15*	169	—

Total Consumer Discretionary		—

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15(b)*†	30	—

Total Health Care		—

Total Rights (0.0%) (Cost $—)		—

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16(b)*† (Cost $—)	1,382	—

Total Investments (79.3%) (Cost $181,490,858)		283,083,998
Other Assets Less Liabilities (20.7%)		73,683,091

Net Assets (100%)		$356,767,089

*	Non-income producing.
†	Securities (totaling $4,367 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	562	March-15	$65,546,840	$67,479,340	$1,932,500

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$48,701,769	$—	$—		$48,701,769
Consumer Staples	6,668,865	1,340,690	—		8,009,555
Energy	16,686,483	517,082	—		17,203,565
Financials	49,574,754	—	—		49,574,754
Health Care	25,380,554	1,062,053	4,367		26,446,974
Industrials	68,651,196	—	—		68,651,196
Information Technology	24,311,952	—	—	(b)	24,311,952
Materials	34,552,646	—	—		34,552,646
Telecommunication Services	851,001	9,841	—		860,842
Utilities	3,938,395	—	—		3,938,395
Corporate Bonds
Energy	—	832,350	—		832,350
Futures	1,932,500	—	—		1,932,500
Rights
Consumer Discretionary	—	—	—		—
Health Care	—	—	—	(a)	—
Warrants
Energy	—	—	—	(b)	—

Total Assets	$281,250,115	$3,762,016	$4,367		$285,016,498

Total Liabilities	$—	$—	$—		$—

Total	$281,250,115	$3,762,016	$4,367		$285,016,498

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,932,500	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$5,177,586	$5,177,586

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,787,419)	$(1,787,419)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $69,088,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$49,077,592
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$91,003,236

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$112,689,735
Aggregate gross unrealized depreciation	(10,992,334)

Net unrealized appreciation	$101,697,401

Federal income tax cost of investments	$181,386,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $181,490,858)	$283,083,998
Cash	71,179,229
Foreign cash (Cost $33)	29
Cash held as collateral at broker	3,010,000
Dividends, interest and other receivables	285,357
Receivable for securities sold	220,862
Receivable from Separate Accounts for Trust shares sold	20,388
Other assets	740

Total assets	357,800,603

LIABILITIES
Due to broker for futures variation margin	544,631
Investment management fees payable	209,414
Payable to Separate Accounts for Trust shares redeemed	87,325
Payable for securities purchased	41,456
Administrative fees payable	37,189
Distribution fees payable – Class IB	34,112
Distribution fees payable – Class IA	882
Trustees’ fees payable	615
Accrued expenses	77,890

Total liabilities	1,033,514

NET ASSETS	$356,767,089

Net assets were comprised of:
Paid in capital	$319,330,134
Accumulated undistributed net investment income (loss)	430,432
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(66,519,113)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	103,525,636

Net assets	$356,767,089

Class IA
Net asset value, offering and redemption price per share, $4,153,463 / 278,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.92

Class IB
Net asset value, offering and redemption price per share, $162,636,127 / 10,887,397 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.94

Class K
Net asset value, offering and redemption price per share, $189,977,499 / 12,732,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $5,564 foreign withholding tax)	$4,215,959
Interest	77,858

Total income	4,293,817

EXPENSES
Investment management fees	2,576,220
Administrative fees	503,327
Distribution fees – Class IB	423,018
Custodian fees	103,500
Professional fees	43,412
Printing and mailing expenses	30,041
Distribution fees – Class IA	12,533
Trustees’ fees	9,653
Miscellaneous	16,116

Total expenses	3,717,820

NET INVESTMENT INCOME (LOSS)	575,997

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	37,306,541
Futures	5,177,586
Foreign currency transactions	(8,469)

Net realized gain (loss)	42,475,658

Change in unrealized appreciation (depreciation) on:
Investments	(34,035,738)
Futures	(1,787,419)
Foreign currency translations	(4)

Net change in unrealized appreciation (depreciation)	(35,823,161)

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,652,497

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,228,494

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$575,997	$877,953
Net realized gain (loss) on investments, futures and foreign currency transactions	42,475,658	45,009,282
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(35,823,161)	70,877,825

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,228,494	116,765,060

DIVIDENDS :
Dividends from net investment income
Class IA	(652)	(5,572)
Class IB	(25,174)	(185,201)
Class K	(492,661)	(716,038)

TOTAL DIVIDENDS :	(518,487)	(906,811)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 76,463 and 166,855 shares, respectively ]	1,118,774	2,103,248
Capital shares issued in reinvestment of dividends [ 44 and 390 shares, respectively ]	652	5,572
Capital shares repurchased [ (197,813) and (126,063) shares, respectively ]	(2,869,256)	(1,577,174)

Total Class IA transactions	(1,749,830)	531,646

Class IB
Capital shares sold [ 1,264,892 and 3,840,532 shares, respectively ]	18,343,134	48,795,083
Capital shares issued in reinvestment of dividends [ 1,708 and 12,949 shares, respectively ]	25,174	185,201
Capital shares repurchased [ (3,194,517) and (5,064,771) shares, respectively ]	(46,230,299)	(63,660,734)

Total Class IB transactions	(27,861,991)	(14,680,450)

Class K
Capital shares sold [ 15,797 and 85,869 shares, respectively ]	229,503	1,080,017
Capital shares issued in reinvestment of dividends [ 33,470 and 50,129 shares, respectively ]	492,661	716,038
Capital shares repurchased [ (1,628,780) and (3,019,684) shares, respectively ]	(23,503,927)	(39,185,202)

Total Class K transactions	(22,781,763)	(37,389,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(52,393,584)	(51,537,951)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,683,577)	64,320,298
NET ASSETS:
Beginning of year	402,450,666	338,130,368

End of year (a)	$356,767,089	$402,450,666

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$430,432	$340,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.61	$10.70	$9.22	$10.21		$8.23

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.01	0.07	0.02		0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.31	3.91	1.48	(0.97)		1.98

Total from investment operations	0.31	3.92	1.55	(0.95)		2.02

Less distributions:
Dividends from net investment income	— #	(0.01)	(0.07)	(0.04)		(0.04)

Net asset value, end of year	$14.92	$14.61	$10.70	$9.22		$10.21

Total return	2.14%	36.68%	16.85%	(9.33)%		24.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,153	$5,840	$3,836	$3,286		$275,810
Ratio of expenses to average net assets:
After reimbursements (f)	1.14%	1.16%	1.19%	0.90%		0.91%
After reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	0.90%		0.91%
Before reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	0.92%		0.92%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	0.01%	0.11%	0.70%	0.18%		0.47%
After reimbursements and fees paid indirectly (f)	0.01%	0.11%	0.70%	0.18%		0.47%
Before reimbursements and fees paid indirectly (f)	0.01%	0.11%	0.70%	0.17%		0.46%
Portfolio turnover rate^	17%	12%	9%	16%		16%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.63	$10.71	$9.23	$10.23		$8.24

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.01	0.07	0.01		0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.31	3.92	1.48	(1.00)		1.99

Total from investment operations	0.31	3.93	1.55	(0.99)		2.01

Less distributions:
Dividends from net investment income	— #	(0.01)	(0.07)	(0.01)		(0.02)

Net asset value, end of year	$14.94	$14.63	$10.71	$9.23		$10.23

Total return	2.13%	36.74%	16.83%	(9.64)%		24.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162,636	$187,482	$150,281	$138,682		$150,374
Ratio of expenses to average net assets:
After reimbursements (f)	1.14%	1.16%	1.19%	1.15%		1.16%
After reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.15%		1.16%
Before reimbursements and fees paid indirectly (f)	1.14%	1.16%	1.19%	1.17	%(c)	1.17%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	0.02%	0.10%	0.68%	0.11%		0.22%
After reimbursements and fees paid indirectly (f)	0.02%	0.10%	0.68%	0.11%		0.22%
Before reimbursements and fees paid indirectly (f)	0.02%	0.10%	0.68%	0.10%		0.21%
Portfolio turnover rate^	17%	12%	9%	16%		16%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$14.61	$10.70	$9.22	$8.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.04	0.09	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.31	3.92	1.49	0.61

Total from investment operations	0.35	3.96	1.58	0.63

Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.10)	(0.04)

Net asset value, end of period	$14.92	$14.61	$10.70	$9.22

Total return (b)	2.39%	37.02%	17.14%	7.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$189,977	$209,129	$184,013	$198,047
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.89%	0.91%	0.94%	0.90%
After reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.90%
Before reimbursements and fees paid indirectly (a)(f)	0.89%	0.91%	0.94%	0.90%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.28%	0.35%	0.93%	0.76%
After reimbursements and fees paid indirectly (a)(f)	0.28%	0.35%	0.93%	0.76%
Before reimbursements and fees paid indirectly (a)(f)	0.28%	0.35%	0.93%	0.76%
Portfolio turnover rate^	17%	12%	9%	16%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
Since Incept.
Portfolio – Class IB Shares*	0.73%
Portfolio – Class K Shares*	0.91
Russell 2000® Value Index	4.21
* Date of inception 4/21/14.
Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.73% for the period ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 4.21% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the period ended December 31, 2014

What helped performance during the period:

•	Underweight exposure to the Energy sector contributed positively to returns, as the Energy sector struggled due to falling crude oil prices.

•

Financials holdings were strong performers for the Portfolio, notably, AmTrust Financial Services, Inc., a multinational property and casualty insurance and Texas Pacific Land Trust, which appreciated during the year as investors recognized that potential for increased oil and gas royalties.

•	Consumer Discretionary holdings Live Nation Entertainment, Inc. and Jarden Corp. and Materials holding Platform Specialty Products Corp. were also notable individual contributors.

•	Underweight exposure to the Industrials sector, as well as stock selection within that sector, also contributed positively to returns.

•	Extreme overweighting of the Consumer Discretionary sector was beneficial to Portfolio performance.

What hurt performance during the period:

•

Security selection within the Consumer Discretionary sector detracted from relative performance during the year. In the Consumer Discretionary sector, DreamWorks Animation SKG, Inc. shares were negative for the year as the company’s theatrical releases disappointed at the box office, and two rumored acquisition bids failed to come to fruition.

•	Security selection within the Financials sector also detracted from relative returns. DREAM Unlimited Corp. was a largest detractor, as the company reported lower financial results.

•	Holdings Icahn Enterprises L.P., Dundee Corporation, Valhi, Inc. and Sears Hometown also detracted from performance relative to the benchmark.

Portfolio Positioning and Outlook – Horizon Asset Management, LLC

At year end, we had positions in unique companies that we believe are largely overlooked by most investors. While we hope this leads to opportunities in the form of price dislocations, it also poses the risk of underperformance during some periods. As is typically the case when markets are being driven primarily by asset flows and not fundamentals, we believe that the current underperformance is temporary and that the fundamental strength and superior growth potential of the companies in the portfolio will ultimately lead to more appropriate valuations.

AXA/HORIZON SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	37.3%
Consumer Discretionary	24.2
Industrials	11.1
Information Technology	6.1
Materials	3.5
Utilities	3.4
Health Care	2.7
Energy	2.6
Consumer Staples	2.3
Telecommunication Services	0.4
Cash and Other	6.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14†	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$959.36	$6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	960.15	4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

†   Commenced operations on April 21, 2014.

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (24.2%)
Auto Components (0.7%)
Cooper Tire & Rubber Co.	4,968	$172,141
Cooper-Standard Holding, Inc.*	1,223	70,787
Dana Holding Corp.	7,995	173,811
Dorman Products, Inc.*	11,800	569,586
Federal-Mogul Holdings Corp.*	2,665	42,880
Fuel Systems Solutions, Inc.*	1,308	14,310
Modine Manufacturing Co.*	3,180	43,248
Remy International, Inc.	2,684	56,149
Shiloh Industries, Inc.*	32	503
Spartan Motors, Inc.	3,040	15,990
Standard Motor Products, Inc.	766	29,200
Stoneridge, Inc.*	601	7,729
Strattec Security Corp.	75	6,194
Superior Industries International, Inc.	2,183	43,202

		1,245,730

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,929	119,463
VOXX International Corp.*	1,894	16,591
Weyco Group, Inc.	592	17,565

		153,619

Diversified Consumer Services (0.4%)
2U, Inc.*	570	11,206
American Public Education, Inc.*	86	3,171
Ascent Capital Group, Inc., Class A*	1,315	69,603
Bridgepoint Education, Inc.*	1,525	17,263
Career Education Corp.*	6,225	43,326
Carriage Services, Inc.	1,271	26,628
Chegg, Inc.*	7,020	48,508
Houghton Mifflin Harcourt Co.*	10,271	212,712
ITT Educational Services, Inc.*	1,998	19,201
K12, Inc.*	1,915	22,731
Regis Corp.*	4,102	68,750
Steiner Leisure Ltd.*	1,283	59,287
Universal Technical Institute, Inc.	1,968	19,365
Weight Watchers International, Inc.*	198	4,918

		626,669

Hotels, Restaurants & Leisure (4.4%)
Belmond Ltd., Class A*	9,082	112,344
Biglari Holdings, Inc.*	165	65,919
BJ’s Restaurants, Inc.*	1,557	78,177
Bob Evans Farms, Inc.	2,339	119,710
Boyd Gaming Corp.*	1,460	18,659
Bravo Brio Restaurant Group, Inc.*	147	2,045
Caesars Acquisition Co., Class A*	4,323	44,570
Caesars Entertainment Corp.*	4,142	64,988
Carrols Restaurant Group, Inc.*	3,360	25,637
Churchill Downs, Inc.	434	41,360
Cracker Barrel Old Country Store, Inc.	101	14,217
Dave & Buster’s Entertainment, Inc.*	122	3,331
Denny’s Corp.*	2,692	27,755

DineEquity, Inc.	949	$98,354
El Pollo Loco Holdings, Inc.*	169	3,375
Empire Resorts, Inc.*	1,454	11,283
Habit Restaurants, Inc., Class A*	112	3,623
International Speedway Corp., Class A	2,605	82,448
Interval Leisure Group, Inc.	863	18,028
Intrawest Resorts Holdings, Inc.*	1,264	15,092
Isle of Capri Casinos, Inc.*	1,944	16,271
La Quinta Holdings, Inc.*	1,212	26,737
Life Time Fitness, Inc.*	3,636	205,870
Marcus Corp.	1,725	31,930
Marriott Vacations Worldwide Corp.	2,537	189,108
Monarch Casino & Resort, Inc.*	923	15,313
Morgans Hotel Group Co.*	1,847	14,481
Penn National Gaming, Inc.*	7,416	101,822
Ruby Tuesday, Inc.*	5,816	39,781
Ruth’s Hospitality Group, Inc.	1,222	18,330
Scientific Games Corp., Class A*	1,691	21,526
Sonic Corp.	1,534	41,771
Speedway Motorsports, Inc.	1,028	22,482
Tropicana Entertainment, Inc.*	112,000	1,887,200
Wendy’s Co.	432,000	3,900,960

		7,384,497

Household Durables (7.1%)
Beazer Homes USA, Inc.*	1,495	28,943
Brookfield Residential Properties, Inc.*	119,600	2,877,576
Century Communities, Inc.*	315	5,443
CSS Industries, Inc.	883	24,406
Dixie Group, Inc.*	373	3,421
Ethan Allen Interiors, Inc.	2,381	73,740
Flexsteel Industries, Inc.	432	13,932
Green Brick Partners, Inc.*	32,310	264,942
Helen of Troy Ltd.*	1,683	109,496
Hovnanian Enterprises, Inc., Class A*	10,910	45,058
Jarden Corp.*	114,000	5,458,320
KB Home	2,082	34,457
La-Z-Boy, Inc.	712	19,110
LGI Homes, Inc.*	1,097	16,367
Libbey, Inc.*	129	4,056
Lifetime Brands, Inc.	972	16,719
M.D.C. Holdings, Inc.	3,672	97,198
M/I Homes, Inc.*	2,315	53,152
Meritage Homes Corp.*	3,688	132,731
NACCO Industries, Inc., Class A	427	25,347
New Home Co., Inc.*	861	12,467
Ryland Group, Inc.	4,425	170,628
Skullcandy, Inc.*	1,960	18,012
Standard Pacific Corp.*	13,608	99,202
TRI Pointe Homes, Inc.*	147,996	2,256,939
UCP, Inc., Class A*	804	8,442
WCI Communities, Inc.*	1,110	21,734
William Lyon Homes, Class A*	1,438	29,148

		11,920,986

Internet & Catalog Retail (1.1%)
1-800-Flowers.com, Inc., Class A*	2,359	19,438
EVINE Live, Inc.*	2,591	17,075

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Expedia, Inc.	3,000	$256,080
FTD Cos., Inc.*	1,605	55,886
Gaiam, Inc., Class A*	1,395	9,946
Lands’ End, Inc.*	1,554	83,854
Liberty TripAdvisor Holdings, Inc.*	16,600	446,540
Liberty Ventures*	20,600	777,032
Orbitz Worldwide, Inc.*	2,699	22,213
Shutterfly, Inc.*	1,440	60,041
Travelport Worldwide Ltd.	1,544	27,792
Wayfair, Inc., Class A*	638	12,664

		1,788,561

Leisure Products (0.3%)
Arctic Cat, Inc.	805	28,578
Black Diamond, Inc.*	2,154	18,848
Brunswick Corp.	4,362	223,596
Callaway Golf Co.	7,389	56,895
Escalade, Inc.	735	11,091
JAKKS Pacific, Inc.*	1,723	11,716
Johnson Outdoors, Inc., Class A	459	14,321
LeapFrog Enterprises, Inc.*	6,322	29,840
Nautilus, Inc.*	1,194	18,125

		413,010

Media (6.7%)
AH Belo Corp., Class A	1,694	17,584
AMC Entertainment Holdings, Inc., Class A	1,985	51,967
Central European Media Enterprises Ltd., Class A*	6,597	21,176
Cinedigm Corp., Class A*	5,311	8,604
Crown Media Holdings, Inc., Class A*	498	1,763
Cumulus Media, Inc., Class A*	4,341	18,362
Daily Journal Corp.*	103	27,090
Dex Media, Inc.*	1,408	12,630
DreamWorks Animation SKG, Inc., Class A*	112,800	2,518,824
Entercom Communications Corp., Class A*	2,294	27,895
Entravision Communications Corp., Class A	238	1,542
Eros International plc*	1,335	28,249
EW Scripps Co., Class A*	2,966	66,290
Global Sources Ltd.*	1,188	7,556
Harte-Hanks, Inc.	4,702	36,393
Hemisphere Media Group, Inc.*	848	11,440
Journal Communications, Inc., Class A*	4,238	48,440
Lee Enterprises, Inc.*	5,154	18,967
Live Nation Entertainment, Inc.*	165,600	4,323,816
Loral Space & Communications, Inc.*	6,100	480,131
Martha Stewart Living Omnimedia, Inc., Class A*	607	2,616
McClatchy Co., Class A*	5,587	18,549
MDC Partners, Inc., Class A	3,033	68,910
Media General, Inc.*	5,104	85,390
Meredith Corp.	3,376	183,384
National CineMedia, Inc.	4,456	64,033
New Media Investment Group, Inc.	3,435	81,169

New York Times Co., Class A	13,007	$171,953
Promotora de Informaciones S.A. (Prisa) (ADR)*	197,325	230,870
ReachLocal, Inc.*	542	1,864
Reading International, Inc., Class A*	1,662	22,038
Rentrak Corp.*	77	5,607
Saga Communications, Inc., Class A	264	11,479
Salem Communications Corp., Class A	909	7,108
Scholastic Corp.	2,504	91,196
SFX Entertainment, Inc.*	4,203	19,040
Sizmek, Inc.*	2,092	13,096
Starz, Class A*	70,600	2,096,820
Time, Inc.	10,382	255,501
Townsquare Media, Inc., Class A*	337	4,448

		11,163,790

Multiline Retail (0.4%)
Bon-Ton Stores, Inc.	1,326	9,826
Burlington Stores, Inc.*	270	12,760
Fred’s, Inc., Class A	3,450	60,064
Sears Canada, Inc.*	56,800	545,848
Tuesday Morning Corp.*	764	16,579

		645,077

Specialty Retail (2.5%)
Aeropostale, Inc.*	7,368	17,094
American Eagle Outfitters, Inc.	18,314	254,198
America’s Car-Mart, Inc.*	628	33,523
Barnes & Noble, Inc.*	3,870	89,861
bebe stores, Inc.	2,925	6,406
Big 5 Sporting Goods Corp.	1,728	25,281
Boot Barn Holdings, Inc.*	285	5,187
Brown Shoe Co., Inc.	2,122	68,222
Build-A-Bear Workshop, Inc.*	334	6,713
Cato Corp., Class A	2,193	92,501
Children’s Place, Inc.	2,077	118,389
Citi Trends, Inc.*	1,475	37,244
Destination Maternity Corp.	1,111	17,720
Destination XL Group, Inc.*	2,765	15,097
Express, Inc.*	7,467	109,690
Finish Line, Inc., Class A	3,420	83,140
Genesco, Inc.*	2,060	157,837
Group 1 Automotive, Inc.	1,863	166,962
Guess?, Inc.	5,778	121,800
Haverty Furniture Cos., Inc.	1,921	42,281
hhgregg, Inc.*	673	5,095
Kirkland’s, Inc.*	560	13,238
MarineMax, Inc.*	2,365	47,418
Men’s Wearhouse, Inc.	941	41,545
New York & Co., Inc.*	1,672	4,414
Office Depot, Inc.*	50,305	431,365
Pacific Sunwear of California, Inc.*	837	1,825
Penske Automotive Group, Inc.	14,000	686,980
Pep Boys-Manny, Moe & Jack*	4,998	49,080
Rent-A-Center, Inc.	4,969	180,474
Sears Hometown and Outlet Stores, Inc.*	64,064	842,442

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Shoe Carnival, Inc.	1,412	$36,274
Sonic Automotive, Inc., Class A	3,740	101,130
Sportsman’s Warehouse Holdings, Inc.*	590	4,319
Stage Stores, Inc.	2,981	61,707
Stein Mart, Inc.	2,623	38,348
Systemax, Inc.*	991	13,378
Tilly’s, Inc., Class A*	1,037	10,049
Vitamin Shoppe, Inc.*	1,458	70,830
West Marine, Inc.*	1,593	20,582
Zumiez, Inc.*	385	14,873

		4,144,512

Textiles, Apparel & Luxury Goods (0.5%)
Columbia Sportswear Co.	842	37,503
Crocs, Inc.*	6,789	84,794
Culp, Inc.	754	16,347
Iconix Brand Group, Inc.*	2,948	99,613
Movado Group, Inc.	17,356	492,390
Perry Ellis International, Inc.*	1,117	28,964
Quiksilver, Inc.*	4,881	10,787
Sequential Brands Group, Inc.*	349	4,561
Skechers U.S.A., Inc., Class A*	964	53,261
Unifi, Inc.*	1,382	41,087

		869,307

Total Consumer Discretionary		40,355,758

Consumer Staples (2.3%)
Beverages (0.0%)
Coca-Cola Bottling Co. Consolidated	42	3,697
Craft Brew Alliance, Inc.*	199	2,655

		6,352

Food & Staples Retailing (0.3%)
Andersons, Inc.	197	10,469
Chefs’ Warehouse, Inc.*	279	6,428
Diplomat Pharmacy, Inc.*	670	18,338
Ingles Markets, Inc., Class A	1,260	46,733
Pantry, Inc.*	2,207	81,792
Roundy’s, Inc.*	3,642	17,627
Smart & Final Stores, Inc.*	553	8,699
SpartanNash Co.	3,552	92,849
SUPERVALU, Inc.*	19,063	184,911
Village Super Market, Inc., Class A	620	16,969
Weis Markets, Inc.	1,011	48,346

		533,161

Food Products (0.8%)
Alico, Inc.	259	12,958
B&G Foods, Inc.	242	7,236
Boulder Brands, Inc.*	483	5,342
Chiquita Brands International, Inc. (b)*	4,442	64,231
Darling Ingredients, Inc.*	12,452	226,128
Dean Foods Co.	8,779	170,137
Fresh Del Monte Produce, Inc.	3,419	114,707
Freshpet, Inc.*	481	8,206
John B. Sanfilippo & Son, Inc.	790	35,945

Lancaster Colony Corp.	642	$60,117
Omega Protein Corp.*	2,026	21,415
Post Holdings, Inc.*	4,142	173,508
Sanderson Farms, Inc.	320	26,888
Seaboard Corp.*	25	104,949
Seneca Foods Corp., Class A*	790	21,354
Snyder’s-Lance, Inc.	4,471	136,589
Tootsie Roll Industries, Inc.	132	4,046
TreeHouse Foods, Inc.*	1,905	162,935

		1,356,691

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,735	35,669
Harbinger Group, Inc.*	4,587	64,952
Oil-Dri Corp. of America	400	13,052
Orchids Paper Products Co.	156	4,541

		118,214

Personal Products (1.0%)
Elizabeth Arden, Inc.*	2,435	52,084
Female Health Co.	726	2,846
Inter Parfums, Inc.	56,275	1,544,749
Nature’s Sunshine Products, Inc.	973	14,420
Nutraceutical International Corp.*	834	17,981
Revlon, Inc., Class A*	796	27,191
Synutra International, Inc.*	199	1,210

		1,660,481

Tobacco (0.1%)
Alliance One International, Inc.*	8,464	13,373
Universal Corp.	2,191	96,360
Vector Group Ltd.	2,585	55,087

		164,820

Total Consumer Staples		3,839,719

Energy (2.6%)
Energy Equipment & Services (0.9%)
Aspen Aerogels, Inc.*	175	1,397
Bristow Group, Inc.	3,337	219,541
C&J Energy Services, Inc.*	639	8,441
CHC Group Ltd.*	3,127	10,069
Dawson Geophysical Co.	745	9,111
Era Group, Inc.*	1,903	40,248
Exterran Holdings, Inc.	5,537	180,395
FMSA Holdings, Inc.*	1,420	9,826
Forum Energy Technologies, Inc.*	3,544	73,467
Geospace Technologies Corp.*	1,094	28,991
Gulf Island Fabrication, Inc.	827	16,036
Gulfmark Offshore, Inc., Class A	2,542	62,076
Helix Energy Solutions Group, Inc.*	9,910	215,047
Hercules Offshore, Inc.*	15,404	15,404
Hornbeck Offshore Services, Inc.*	3,396	84,798
Independence Contract Drilling, Inc.*	590	3,080
ION Geophysical Corp.*	10,337	28,427
Key Energy Services, Inc.*	12,612	21,062
McDermott International, Inc.*	22,479	65,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Mitcham Industries, Inc.*	1,157	$6,861
Natural Gas Services Group, Inc.*	1,185	27,302
Newpark Resources, Inc.*	8,033	76,635
Nordic American Offshore Ltd.	956	11,740
North Atlantic Drilling Ltd.	5,123	8,351
Nuverra Environmental Solutions, Inc.*	1,443	8,009
Parker Drilling Co.*	11,204	34,396
PHI, Inc. (Non-Voting)*	1,135	42,449
Pioneer Energy Services Corp.*	1,686	9,340
SEACOR Holdings, Inc.*	1,748	129,020
Tesco Corp.	3,009	38,575
TETRA Technologies, Inc.*	7,463	49,853
Vantage Drilling Co.*	19,824	9,690

		1,545,051

Oil, Gas & Consumable Fuels (1.7%)
Adams Resources & Energy, Inc.	199	9,940
Alon USA Energy, Inc.	1,765	22,363
Alpha Natural Resources, Inc.*	21,235	35,462
American Eagle Energy Corp.*	2,943	1,832
Amyris, Inc.*	2,400	4,944
Apco Oil and Gas International, Inc.*	737	10,340
Approach Resources, Inc.*	2,178	13,917
Arch Coal, Inc.	20,304	36,141
Ardmore Shipping Corp.	1,724	20,636
Bill Barrett Corp.*	4,698	53,510
BPZ Resources, Inc.*	6,183	1,787
Callon Petroleum Co.*	5,184	28,253
Clean Energy Fuels Corp.*	3,013	15,050
Cloud Peak Energy, Inc.*	5,789	53,143
Comstock Resources, Inc.	4,564	31,081
Contango Oil & Gas Co.*	1,659	48,509
Delek U.S. Holdings, Inc.	2,685	73,247
DHT Holdings, Inc.	8,701	63,604
Dorian LPG Ltd.*	721	10,015
Eclipse Resources Corp.*	1,535	10,791
Emerald Oil, Inc.*	5,480	6,576
Energy XXI Ltd.	8,943	29,154
EXCO Resources, Inc.	8,942	19,404
Frontline Ltd.*	6,350	15,939
GasLog Ltd.	3,201	65,140
Gastar Exploration, Inc.*	405	976
Green Plains, Inc.	562	13,926
Halcon Resources Corp.*	24,556	43,710
Hallador Energy Co.	860	9,469
Harvest Natural Resources, Inc.*	3,963	7,173
Matador Resources Co.*	3,007	60,832
Midstates Petroleum Co., Inc.*	3,508	5,297
Miller Energy Resources, Inc.*	2,649	3,311
Navios Maritime Acquisition Corp.	7,763	28,180
Nordic American Tankers Ltd.	8,466	85,253
Northern Oil and Gas, Inc.*	5,669	32,030
Pacific Ethanol, Inc.*	2,121	21,910
Par Petroleum Corp.*	59,748	970,905
PDC Energy, Inc.*	3,112	128,432
Penn Virginia Corp.*	6,198	41,403
PetroQuest Energy, Inc.*	597	2,233
Quicksilver Resources, Inc.*	10,751	2,131

Renewable Energy Group, Inc.*	3,328	$32,315
Resolute Energy Corp.*	7,396	9,763
REX American Resources Corp.*	111	6,879
Rosetta Resources, Inc.*	5,020	111,996
RSP Permian, Inc.*	1,563	39,294
Sanchez Energy Corp.*	1,932	17,948
Scorpio Tankers, Inc.	15,413	133,939
Ship Finance International Ltd.	5,520	77,942
Stone Energy Corp.*	5,250	88,620
Swift Energy Co.*	4,235	17,152
Teekay Tankers Ltd., Class A	5,784	29,267
TransAtlantic Petroleum Ltd.*	1,061	5,719
Triangle Petroleum Corp.*	2,731	13,054
VAALCO Energy, Inc.*	4,789	21,838
W&T Offshore, Inc.	2,051	15,054
Warren Resources, Inc.*	7,054	11,357
Westmoreland Coal Co.*	1,396	46,361

		2,816,447

Total Energy		4,361,498

Financials (37.2%)
Banks (7.4%)
1st Source Corp.	1,428	48,995
American National Bankshares, Inc.	721	17,888
Ameris Bancorp	2,376	60,921
Ames National Corp.	770	19,974
Arrow Financial Corp.	1,013	27,847
Banc of California, Inc.	3,037	34,834
BancFirst Corp.	674	42,725
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,819	84,852
Bancorp, Inc.*	3,097	33,726
BancorpSouth, Inc.	9,026	203,175
Bank of Kentucky Financial Corp.	592	28,576
Bank of Marin Bancorp/California	556	29,240
Banner Corp.	1,838	79,071
BBCN Bancorp, Inc.	7,459	107,260
Blue Hills Bancorp, Inc.*	2,655	36,055
BNC Bancorp	1,896	32,630
BOK Financial Corp.	6,000	360,240
Boston Private Financial Holdings, Inc.	7,559	101,820
Bridge Bancorp, Inc.	1,122	30,013
Bridge Capital Holdings*	963	21,552
Bryn Mawr Bank Corp.	1,322	41,379
C1 Financial, Inc.*	294	5,377
Camden National Corp.	702	27,968
Capital Bank Financial Corp., Class A*	2,184	58,531
Capital City Bank Group, Inc.	1,016	15,789
Cardinal Financial Corp.	2,901	57,527
Cascade Bancorp*	2,759	14,319
Cathay General Bancorp	7,486	191,567
Centerstate Banks, Inc.	3,445	41,030
Central Pacific Financial Corp.	1,570	33,755
Century Bancorp, Inc./Massachusetts, Class A	343	13,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Chemical Financial Corp.	3,069	$94,034
Citizens & Northern Corp.	1,153	23,833
City Holding Co.	1,495	69,562
CNB Financial Corp./Pennsylvania	1,320	24,420
CoBiz Financial, Inc.	3,380	44,379
Columbia Banking System, Inc.	5,332	147,217
Community Bank System, Inc.	3,840	146,419
Community Trust Bancorp, Inc.	1,488	54,476
CommunityOne Bancorp*	930	10,648
ConnectOne Bancorp, Inc.	2,144	40,736
CU Bancorp*	999	21,668
Customers Bancorp, Inc.*	2,464	47,949
CVB Financial Corp.	9,940	159,239
Eagle Bancorp, Inc.*	619	21,987
Enterprise Bancorp, Inc./Massachusetts	652	16,463
Enterprise Financial Services Corp.	1,868	36,856
F.N.B. Corp./Pennsylvania	16,369	218,035
FCB Financial Holdings, Inc., Class A*	764	18,825
Fidelity Southern Corp.	1,602	25,808
Financial Institutions, Inc.	1,343	33,776
First Bancorp, Inc./Maine	906	16,390
First Bancorp/North Carolina	1,856	34,280
First BanCorp/Puerto Rico*	9,749	57,227
First Busey Corp.	6,593	42,920
First Business Financial Services, Inc.	374	17,918
First Citizens BancShares, Inc./North Carolina, Class A	713	180,239
First Commonwealth Financial Corp.	8,901	82,067
First Community Bancshares, Inc./Virginia	1,559	25,677
First Connecticut Bancorp, Inc./Connecticut	1,521	24,823
First Financial Bancorp	5,455	101,408
First Financial Bankshares, Inc.	2,730	81,572
First Financial Corp./Indiana	1,077	38,363
First Interstate BancSystem, Inc., Class A	1,708	47,517
First Merchants Corp.	3,403	77,418
First Midwest Bancorp, Inc./Illinois	7,060	120,797
First NBC Bank Holding Co.*	1,442	50,758
First of Long Island Corp.	1,176	33,363
FirstMerit Corp.	15,525	293,267
Flushing Financial Corp.	2,831	57,384
German American Bancorp, Inc.	1,266	38,638
Glacier Bancorp, Inc.	6,989	194,085
Great Southern Bancorp, Inc.	980	38,877
Great Western Bancorp, Inc.*	1,703	38,811
Green Bancorp, Inc.*	414	4,985
Guaranty Bancorp	1,305	18,844
Hampton Roads Bankshares, Inc.*	2,998	5,037
Hancock Holding Co.	7,727	237,219
Hanmi Financial Corp.	2,977	64,928
Heartland Financial USA, Inc.	1,473	39,918
Heritage Commerce Corp.	1,860	16,424
Heritage Financial Corp./Washington	2,867	50,316

Heritage Oaks Bancorp	2,262	$18,978
Hilltop Holdings, Inc.*	6,409	127,860
Home BancShares, Inc./Arkansas	986	31,710
HomeTrust Bancshares, Inc.*	1,996	33,253
Horizon Bancorp/Indiana	882	23,055
Hudson Valley Holding Corp.	1,396	37,915
Iberiabank Corp.	2,955	191,632
Independent Bank Corp./Massachusetts	2,254	96,494
Independent Bank Corp./Michigan	1,619	21,128
Independent Bank Group, Inc.	502	19,608
International Bancshares Corp.	5,092	135,142
Investors Bancorp, Inc.	29,671	333,057
Lakeland Bancorp, Inc.	3,557	41,617
Lakeland Financial Corp.	1,575	68,465
Macatawa Bank Corp.	2,566	13,959
MainSource Financial Group, Inc.	1,941	40,606
MB Financial, Inc.	6,235	204,882
Mercantile Bank Corp.	1,593	33,485
Merchants Bancshares, Inc./Vermont	479	14,672
Metro Bancorp, Inc.*	1,353	35,070
MidSouth Bancorp, Inc.	749	12,988
MidWestOne Financial Group, Inc.	667	19,216
National Bank Holdings Corp., Class A	3,528	68,478
National Bankshares, Inc./ Virginia	633	19,237
National Penn Bancshares, Inc.	11,445	120,459
NBT Bancorp, Inc.	4,103	107,786
NewBridge Bancorp*	3,240	28,220
Northrim BanCorp, Inc.	644	16,899
OFG Bancorp	4,229	70,413
Old Line Bancshares, Inc.	817	12,925
Old National Bancorp/Indiana	10,930	162,638
Opus Bank*	512	14,525
Pacific Continental Corp.	1,626	23,057
Pacific Premier Bancorp, Inc.*	1,628	28,213
Palmetto Bancshares, Inc.	365	6,095
Park National Corp.	1,206	106,707
Park Sterling Corp.	4,266	31,355
Peapack-Gladstone Financial Corp.	1,144	21,233
Penns Woods Bancorp, Inc.	447	22,019
Peoples Bancorp, Inc./Ohio	1,231	31,920
Peoples Financial Services Corp.	710	35,273
Pinnacle Financial Partners, Inc.	3,342	132,143
Preferred Bank/California	1,085	30,261
PrivateBancorp, Inc.	6,735	224,949
Prosperity Bancshares, Inc.	6,558	363,051
Renasant Corp.	2,965	85,777
Republic Bancorp, Inc./Kentucky, Class A	940	23,237
Republic First Bancorp, Inc.*	3,008	11,280
S&T Bancorp, Inc.	2,792	83,230
Sandy Spring Bancorp, Inc.	2,348	61,236
Seacoast Banking Corp. of Florida*	1,839	25,286
ServisFirst Bancshares, Inc.	168	5,536
Sierra Bancorp	1,100	19,316
Simmons First National Corp., Class A	1,554	63,170

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

South State Corp.	2,283	$153,144
Southside Bancshares, Inc.	2,272	65,696
Southwest Bancorp, Inc./Oklahoma	1,865	32,376
Square 1 Financial, Inc., Class A*	442	10,917
State Bank Financial Corp.	3,081	61,558
Sterling Bancorp/Delaware	7,913	113,789
Stock Yards Bancorp, Inc.	1,391	46,376
Stonegate Bank	947	28,050
Suffolk Bancorp	1,097	24,913
Sun Bancorp, Inc./New Jersey*	770	14,938
Susquehanna Bancshares, Inc.	17,608	236,475
Talmer Bancorp, Inc., Class A	1,748	24,542
Texas Capital Bancshares, Inc.*	2,764	150,168
Tompkins Financial Corp.	1,421	78,581
Towne Bank/Virginia	2,817	42,593
Trico Bancshares	2,064	50,981
TriState Capital Holdings, Inc.*	2,120	21,709
Triumph Bancorp, Inc.*	670	9,078
Trustmark Corp.	6,328	155,289
UMB Financial Corp.	3,544	201,618
Umpqua Holdings Corp.	15,645	266,121
Union Bankshares Corp.	4,347	104,676
United Bankshares, Inc./West Virginia	6,484	242,826
United Community Banks, Inc./Georgia	4,739	89,757
Univest Corp. of Pennsylvania	1,533	31,028
Valley National Bancorp	21,324	207,056
ViewPoint Financial Group, Inc.	3,368	80,327
Washington Trust Bancorp, Inc.	1,379	55,408
Webster Financial Corp.	8,491	276,212
WesBanco, Inc.	2,476	86,165
West Bancorp, Inc.	1,503	25,581
Westamerica Bancorp	2,477	121,423
Western Alliance Bancorp*	3,315	92,157
Wilshire Bancorp, Inc.	6,583	66,686
Wintrust Financial Corp.	4,384	204,996
Yadkin Financial Corp.*	1,888	37,099

		12,411,202

Capital Markets (2.7%)
Actua Corp.*	3,866	71,405
Apollo Global Management LLC, Class A	21,600	509,328
Arlington Asset Investment Corp., Class A	2,084	55,455
Ashford, Inc.*	77	7,238
BGC Partners, Inc., Class A	11,890	108,793
Calamos Asset Management, Inc., Class A	1,634	21,765
CIFC Corp.	545	4,507
Cowen Group, Inc., Class A*	10,856	52,109
Dundee Corp., Class A*	152,400	1,675,486
FBR & Co.*	770	18,934
Federated Investors, Inc., Class B	14,600	480,778
Fifth Street Asset Management, Inc.*	226	3,153
FXCM, Inc., Class A	4,332	71,781
GAMCO Investors, Inc., Class A	5,320	473,161
GFI Group, Inc.	7,240	39,458
INTL FCStone, Inc.*	1,097	22,565

Investment Technology Group, Inc.*	3,416	$71,121
Janus Capital Group, Inc.	14,076	227,046
KCG Holdings, Inc., Class A*	4,285	49,920
Manning & Napier, Inc.	1,228	16,971
Medley Management, Inc., Class A	218	3,205
Moelis & Co., Class A	628	21,936
OM Asset Management plc*	919	14,925
Oppenheimer Holdings, Inc., Class A	970	22,553
Piper Jaffray Cos.*	1,524	88,529
Safeguard Scientifics, Inc.*	2,004	39,719
Stifel Financial Corp.*	6,168	314,691
SWS Group, Inc.*	2,594	17,925
Walter Investment Management Corp.*	3,538	58,412

		4,562,869

Consumer Finance (1.4%)
Cash America International, Inc.	2,674	60,486
Consumer Portfolio Services, Inc.*	1,972	14,514
Encore Capital Group, Inc.*	786	34,899
Enova International, Inc.*	2,446	54,448
Ezcorp, Inc., Class A*	4,775	56,106
Green Dot Corp., Class A*	2,960	60,650
Imperial Holdings, Inc.*	291,600	1,901,232
JG Wentworth Co., Class A*	1,120	11,939
Nelnet, Inc., Class A	1,943	90,019
Nicholas Financial, Inc.*	966	14,393
Regional Management Corp.*	1,038	16,411
Springleaf Holdings, Inc.*	2,291	82,866

		2,397,963

Diversified Financial Services (5.5%)
CBOE Holdings, Inc.	3,600	228,312
Gain Capital Holdings, Inc.	2,168	19,555
Marlin Business Services Corp.	760	15,603
NewStar Financial, Inc.*	2,462	31,514
Onex Corp.	57,200	3,338,015
PHH Corp.*	4,800	115,008
PICO Holdings, Inc.*	2,191	41,300
Resource America, Inc., Class A	1,335	12,068
Texas Pacific Land Trust	45,500	5,369,000
Tiptree Financial, Inc., Class A*	960	7,776

		9,178,151

Insurance (5.3%)
Ambac Financial Group, Inc.*	4,210	103,145
American Equity Investment Life Holding Co.	6,988	203,980
AMERISAFE, Inc.	1,762	74,638
AmTrust Financial Services, Inc.	58,993	3,318,356
Argo Group International Holdings Ltd.	2,459	136,401
Atlas Financial Holdings, Inc.*	100	1,632
Baldwin & Lyons, Inc., Class B	879	22,661
Citizens, Inc./Texas*	4,249	32,292
CNO Financial Group, Inc.	19,272	331,864
Crawford & Co., Class B	1,962	20,169
Donegal Group, Inc., Class A	807	12,896
EMC Insurance Group, Inc.	494	17,517
Employers Holdings, Inc.	1,240	29,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Enstar Group Ltd.*	805	$123,077
FBL Financial Group, Inc., Class A.	915	53,097
Federated National Holding Co.	130	3,141
Fidelity & Guaranty Life	1,047	25,411
First American Financial Corp.	10,053	340,797
Global Indemnity plc*	772	21,902
Greenlight Capital Reinsurance Ltd., Class A*	53,471	1,745,828
Hallmark Financial Services, Inc.*	1,347	16,285
HCI Group, Inc.	247	10,680
Horace Mann Educators Corp.	3,828	127,013
Independence Holding Co.	684	9,542
Infinity Property & Casualty Corp.	691	53,387
Kansas City Life Insurance Co.	353	16,955
Kemper Corp.	4,366	157,656
Maiden Holdings Ltd.	4,209	53,833
Meadowbrook Insurance Group, Inc.	4,796	40,574
Montpelier Reinsurance Holdings Ltd.	3,447	123,472
National General Holdings Corp.	3,343	62,213
National Interstate Corp.	530	15,794
National Western Life Insurance Co., Class A	212	57,081
Navigators Group, Inc.*	990	72,607
OneBeacon Insurance Group Ltd., Class A	2,121	34,360
Phoenix Cos., Inc.*	526	36,226
Platinum Underwriters Holdings Ltd.	2,335	171,436
Primerica, Inc.	5,145	279,168
RLI Corp.	4,046	199,872
Safety Insurance Group, Inc.	1,224	78,348
Selective Insurance Group, Inc.	5,272	143,240
State Auto Financial Corp.	1,406	31,241
State National Cos., Inc.	1,756	21,037
Stewart Information Services Corp.	2,033	75,302
Symetra Financial Corp.	7,084	163,286
Third Point Reinsurance Ltd.*	5,347	77,478
United Fire Group, Inc.	1,935	57,528
United Insurance Holdings Corp.	138	3,029
Universal Insurance Holdings, Inc.	145	2,965

		8,809,564

Real Estate Investment Trusts (REITs) (8.1%)
Acadia Realty Trust (REIT)	6,054	193,910
AG Mortgage Investment Trust, Inc. (REIT)	2,917	54,169
Agree Realty Corp. (REIT)	1,678	52,169
Alexander’s, Inc. (REIT)	13	5,683
Altisource Residential Corp. (REIT)	5,415	105,051
American Assets Trust, Inc. (REIT)	2,021	80,456
American Capital Mortgage Investment Corp. (REIT)	4,990	94,012
American Realty Capital Healthcare Trust, Inc. (REIT)	16,187	192,625

American Residential Properties, Inc. (REIT)*	3,258	$57,243
AmREIT, Inc. (REIT)	1,928	51,169
Anworth Mortgage Asset Corp. (REIT)	11,354	59,608
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,554	74,503
Apollo Residential Mortgage, Inc. (REIT)	3,026	47,720
Ares Commercial Real Estate Corp. (REIT)	2,726	31,294
Armada Hoffler Properties, Inc. (REIT)	2,462	23,364
ARMOUR Residential REIT, Inc. (REIT)	34,018	125,186
Ashford Hospitality Prime, Inc. (REIT)	2,421	41,544
Ashford Hospitality Trust, Inc. (REIT)	6,774	70,992
Associated Estates Realty Corp. (REIT)	5,524	128,212
Aviv REIT, Inc. (REIT)	1,800	62,064
Campus Crest Communities, Inc. (REIT)	6,128	44,796
Capstead Mortgage Corp. (REIT)	9,086	111,576
CareTrust REIT, Inc. (REIT)	251	3,095
CatchMark Timber Trust, Inc. (REIT), Class A	1,854	20,987
Cedar Realty Trust, Inc. (REIT)	7,811	57,333
Chambers Street Properties (REIT)	22,613	182,261
Chatham Lodging Trust (REIT)	3,273	94,819
Chesapeake Lodging Trust (REIT)	5,250	195,352
Colony Financial, Inc. (REIT)	10,223	243,512
CorEnergy Infrastructure Trust, Inc. (REIT)	4,290	27,799
Cousins Properties, Inc. (REIT)	20,904	238,724
CubeSmart (REIT)	15,331	338,355
CyrusOne, Inc. (REIT)	3,055	84,165
CYS Investments, Inc. (REIT)	15,223	132,745
DCT Industrial Trust, Inc. (REIT)	7,857	280,181
DiamondRock Hospitality Co. (REIT)	18,565	276,062
DuPont Fabros Technology, Inc. (REIT)	4,182	139,010
Dynex Capital, Inc. (REIT)	5,452	44,979
EastGroup Properties, Inc. (REIT)	332	21,022
Education Realty Trust, Inc. (REIT)	3,700	135,383
EPR Properties (REIT)	5,456	314,429
Equity LifeStyle Properties, Inc. (REIT)	16,000	824,800
Equity One, Inc. (REIT)	5,768	146,276
Excel Trust, Inc. (REIT)	5,837	78,157
FelCor Lodging Trust, Inc. (REIT)	11,741	127,038
First Industrial Realty Trust, Inc. (REIT)	10,460	215,058
First Potomac Realty Trust (REIT)	5,752	71,095

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Franklin Street Properties Corp. (REIT)	8,705	$106,810
Geo Group, Inc. (REIT)	6,838	275,982
Getty Realty Corp. (REIT)	2,562	46,654
Gladstone Commercial Corp. (REIT)	1,812	31,112
Glimcher Realty Trust (REIT)	2,194	30,146
Government Properties Income Trust (REIT)	6,461	148,668
Gramercy Property Trust, Inc. (REIT)	17,584	121,330
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,429	34,565
Hatteras Financial Corp. (REIT)	9,252	170,514
Healthcare Realty Trust, Inc. (REIT)	9,164	250,360
Hersha Hospitality Trust (REIT)	19,241	135,264
Highwoods Properties, Inc. (REIT)	8,570	379,480
Hudson Pacific Properties, Inc. (REIT)	5,309	159,589
Inland Real Estate Corp. (REIT)	8,581	93,962
Invesco Mortgage Capital, Inc. (REIT)	11,836	182,985
Investors Real Estate Trust (REIT)	10,436	85,262
iStar Financial, Inc. (REIT)*	8,122	110,865
Kite Realty Group Trust (REIT)	3,200	91,968
LaSalle Hotel Properties (REIT)	10,507	425,218
Lexington Realty Trust (REIT)	19,573	214,912
LTC Properties, Inc. (REIT)	3,373	145,612
Mack-Cali Realty Corp. (REIT)	8,524	162,467
Medical Properties Trust, Inc. (REIT)	16,214	223,429
Monmouth Real Estate Investment Corp. (REIT)	5,550	61,438
New Residential Investment Corp. (REIT)	13,492	172,293
New York Mortgage Trust, Inc. (REIT)	9,856	75,990
New York REIT, Inc. (REIT)	15,524	164,399
One Liberty Properties, Inc. (REIT)	1,238	29,303
Owens Realty Mortgage, Inc. (REIT)	1,100	16,115
Parkway Properties, Inc./Maryland (REIT)	7,492	137,778
Pebblebrook Hotel Trust (REIT)	6,731	307,136
Pennsylvania Real Estate Investment Trust (REIT)	6,528	153,147
PennyMac Mortgage Investment Trust (REIT)	4,210	88,789
Physicians Realty Trust (REIT)	4,567	75,812
PS Business Parks, Inc. (REIT)	932	74,131
RAIT Financial Trust (REIT)	7,667	58,806
Ramco-Gershenson Properties Trust (REIT)	7,341	137,570
Redwood Trust, Inc. (REIT)	7,767	153,010
Resource Capital Corp. (REIT)	12,571	63,358
Retail Opportunity Investments Corp. (REIT)	8,450	141,876

Rexford Industrial Realty, Inc. (REIT)	4,489	$70,522
RLJ Lodging Trust (REIT)	12,418	416,376
Rouse Properties, Inc. (REIT)	3,640	67,413
Ryman Hospitality Properties, Inc. (REIT)	2,034	107,273
Sabra Health Care REIT, Inc. (REIT)	331	10,052
Saul Centers, Inc. (REIT)	185	10,580
Select Income REIT (REIT)	3,604	87,974
Silver Bay Realty Trust Corp. (REIT)	3,676	60,875
Sovran Self Storage, Inc. (REIT)	460	40,121
STAG Industrial, Inc. (REIT)	5,359	131,296
STORE Capital Corp. (REIT)	3,012	65,089
Strategic Hotels & Resorts, Inc. (REIT)*	5,888	77,898
Summit Hotel Properties, Inc. (REIT)	8,066	100,341
Sunstone Hotel Investors, Inc. (REIT)	19,495	321,862
Terreno Realty Corp. (REIT)	4,060	83,758
Trade Street Residential, Inc. (REIT)	1,780	13,688
UMH Properties, Inc. (REIT)	1,733	16,550
Urstadt Biddle Properties, Inc. (REIT), Class A	864	18,904
Washington Real Estate Investment Trust (REIT)	6,373	176,277
Western Asset Mortgage Capital Corp. (REIT)	4,080	59,976
Whitestone REIT (REIT)	2,235	33,771

		13,508,684

Real Estate Management & Development (5.2%)
Alexander & Baldwin, Inc.	4,618	181,303
Altisource Asset Management Corp.*	25	7,753
AV Homes, Inc.*	1,042	15,182
Consolidated-Tomoka Land Co.	690	38,502
Dream Unlimited Corp.*	281,800	2,334,132
Forestar Group, Inc.*	2,982	45,923
Howard Hughes Corp.*	45,000	5,868,900
Kennedy-Wilson Holdings, Inc.	6,253	158,201
RE/MAX Holdings, Inc., Class A	1,034	35,414
Tejon Ranch Co.*	1,603	47,224

		8,732,534

Thrifts & Mortgage Finance (1.6%)
Anchor BanCorp Wisconsin, Inc.*	593	20,423
Astoria Financial Corp.	8,114	108,403
Bank Mutual Corp.	4,393	30,136
BankFinancial Corp.	1,831	21,716
BBX Capital Corp., Class A*	782	12,864
Beneficial Mutual Bancorp, Inc.*	2,795	34,295
Berkshire Hills Bancorp, Inc.	2,369	63,157
Brookline Bancorp, Inc.	6,727	67,472
Capitol Federal Financial, Inc.	13,430	171,635
Charter Financial Corp./Maryland	1,755	20,095
Clifton Bancorp, Inc.	2,516	34,192
Dime Community Bancshares, Inc.	3,070	49,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ESB Financial Corp.	1,167	$22,103
EverBank Financial Corp.	8,572	163,382
Federal Agricultural Mortgage Corp., Class C	958	29,066
First Defiance Financial Corp.	915	31,165
First Financial Northwest, Inc.	1,327	15,977
Flagstar Bancorp, Inc.*	1,942	30,548
Fox Chase Bancorp, Inc.	1,098	18,304
Franklin Financial Corp./ Virginia*	950	20,121
Home Loan Servicing Solutions Ltd.	6,705	130,882
HomeStreet, Inc.	1,409	24,531
Kearny Financial Corp.*	1,190	16,362
Ladder Capital Corp. (REIT), Class A*	1,430	28,042
Meta Financial Group, Inc.	583	20,428
MGIC Investment Corp.*	18,604	173,389
NMI Holdings, Inc., Class A*	4,849	44,271
Northfield Bancorp, Inc.	4,716	69,797
Northwest Bancshares, Inc.	8,885	111,329
OceanFirst Financial Corp.	1,262	21,631
Oritani Financial Corp.	4,313	66,420
PennyMac Financial Services, Inc., Class A*	468	8,096
Provident Financial Services, Inc.	5,649	102,021
Radian Group, Inc.	14,361	240,116
Stonegate Mortgage Corp.*	1,173	14,029
Territorial Bancorp, Inc.	825	17,779
Tree.com, Inc.*	318	15,372
TrustCo Bank Corp.	8,989	65,260
United Community Financial Corp./Ohio	4,892	26,270
United Financial Bancorp, Inc.	4,200	60,312
Walker & Dunlop, Inc.*	1,792	31,432
Washington Federal, Inc.	9,502	210,469
Waterstone Financial, Inc.	3,306	43,474
WSFS Financial Corp.	840	64,588

		2,571,334

Total Financials		62,172,301

Health Care (2.7%)
Biotechnology (0.5%)
ACADIA Pharmaceuticals, Inc.*	581	18,447
Achillion Pharmaceuticals, Inc.*	7,222	88,470
Agenus, Inc.*	1,319	5,236
AMAG Pharmaceuticals, Inc.*	665	28,342
Anacor Pharmaceuticals, Inc.*	1,992	64,242
Ardelyx, Inc.*	72	1,360
Array BioPharma, Inc.*	2,226	10,529
Atara Biotherapeutics, Inc.*	63	1,685
Avalanche Biotechnologies, Inc.*	72	3,888
BioCryst Pharmaceuticals, Inc.*	1,402	17,048
Calithera Biosciences, Inc.*	93	1,879
Celldex Therapeutics, Inc.*	765	13,961
Cellular Dynamics International, Inc.*	65	418
ChemoCentryx, Inc.*	2,549	17,410
Coherus Biosciences, Inc.*	77	1,257
Cytokinetics, Inc.*	3,395	27,194
Cytori Therapeutics, Inc.*	2,275	1,112

CytRx Corp.*	3,691	$10,113
Dynavax Technologies Corp.*	2,468	41,611
Emergent Biosolutions, Inc.*	2,413	65,706
FibroGen, Inc.*	106	2,898
Geron Corp.*	14,699	47,772
Hyperion Therapeutics, Inc.*	257	6,168
Idera Pharmaceuticals, Inc.*	366	1,614
Immune Design Corp.*	71	2,185
Immunomedics, Inc.*	498	2,390
Inovio Pharmaceuticals, Inc.*	620	5,692
Kite Pharma, Inc.*	110	6,344
Lexicon Pharmaceuticals, Inc.*	1,670	1,520
Merrimack Pharmaceuticals, Inc.*	569	6,430
Navidea Biopharmaceuticals, Inc.*	3,434	6,490
NeoStem, Inc.*	1,255	4,731
NPS Pharmaceuticals, Inc.*	685	24,502
Osiris Therapeutics, Inc.*	202	3,230
Otonomy, Inc.*	70	2,333
OvaScience, Inc.*	1,433	63,367
Peregrine Pharmaceuticals, Inc.*	1,330	1,849
Progenics Pharmaceuticals, Inc.*	4,995	37,762
Prothena Corp. plc*	1,838	38,157
PTC Therapeutics, Inc.*	303	15,686
Radius Health, Inc.*	52	2,023
Rigel Pharmaceuticals, Inc.*	8,079	18,339
Sage Therapeutics, Inc.*	56	2,050
Spectrum Pharmaceuticals, Inc.*	4,717	32,689
T2 Biosystems, Inc.*	87	1,674
Threshold Pharmaceuticals, Inc.*	124	394
Tokai Pharmaceuticals, Inc.*	100	1,474
Verastem, Inc.*	1,805	16,498
Vitae Pharmaceuticals, Inc.*	60	998
XOMA Corp.*	1,559	5,597
Zafgen, Inc.*	59	1,820

		784,584

Health Care Equipment & Supplies (0.8%)
Analogic Corp.	1,173	99,247
AngioDynamics, Inc.*	2,327	44,236
AtriCure, Inc.*	674	13,453
CONMED Corp.	2,578	115,907
CryoLife, Inc.	2,697	30,557
Cynosure, Inc., Class A*	1,376	37,730
Derma Sciences, Inc.*	2,125	19,784
Exactech, Inc.*	934	22,014
Greatbatch, Inc.*	2,362	116,447
Haemonetics Corp.*	4,485	167,829
ICU Medical, Inc.*	1,262	103,358
Integra LifeSciences Holdings Corp.*	1,396	75,705
Invacare Corp.	3,017	50,565
Merit Medical Systems, Inc.*	4,048	70,152
Nevro Corp.*	128	4,950
NuVasive, Inc.*	723	34,097
Ocular Therapeutix, Inc.*	67	1,576
OraSure Technologies, Inc.*	4,935	50,041
Orthofix International N.V.*	1,764	53,026
PhotoMedex, Inc.*	1,232	1,885
Rockwell Medical, Inc.*	3,837	39,444
RTI Surgical, Inc.*	5,203	27,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Second Sight Medical Products, Inc.*	128	$1,313
Sientra, Inc.*	194	3,257
SurModics, Inc.*	1,016	22,454
Symmetry Surgical, Inc.*	888	6,917
Tornier N.V.*	3,356	85,578
TransEnterix, Inc.*	2,284	6,646
Unilife Corp.*	1,673	5,604
Wright Medical Group, Inc.*	2,490	66,906

		1,377,734

Health Care Providers & Services (1.1%)
AAC Holdings, Inc.*	230	7,112
Addus HomeCare Corp.*	533	12,936
Adeptus Health, Inc., Class A*	232	8,677
Alliance HealthCare Services, Inc.*	308	6,465
Almost Family, Inc.*	780	22,581
Amedisys, Inc.*	2,586	75,899
AMN Healthcare Services, Inc.*	4,392	86,083
Amsurg Corp.*	3,139	171,797
Bio-Reference Laboratories, Inc.*	170	5,462
BioScrip, Inc.*	6,445	45,051
BioTelemetry, Inc.*	970	9,729
Civitas Solutions, Inc.*	331	5,637
Cross Country Healthcare, Inc.*	2,930	36,566
Ensign Group, Inc.	141	6,259
Five Star Quality Care, Inc.*	3,996	16,583
Hanger, Inc.*	3,305	72,380
HealthEquity, Inc.*	600	15,270
HealthSouth Corp.	1,998	76,843
Healthways, Inc.*	1,428	28,389
IPC The Hospitalist Co., Inc.*	687	31,526
Kindred Healthcare, Inc.	6,557	119,206
LHC Group, Inc.*	1,170	36,481
Magellan Health, Inc.*	2,601	156,138
National Healthcare Corp.	970	60,955
National Research Corp., Class A	105	1,469
Owens & Minor, Inc.	5,944	208,694
PharMerica Corp.*	2,811	58,216
RadNet, Inc.*	198	1,691
Select Medical Holdings Corp.	445	6,408
Skilled Healthcare Group, Inc., Class A*	1,262	10,815
Surgical Care Affiliates, Inc.*	68	2,288
Triple-S Management Corp., Class B*	2,349	56,165
Trupanion, Inc.*	812	5,627
Universal American Corp.*	3,932	36,489
WellCare Health Plans, Inc.*	3,818	313,305

		1,815,192

Health Care Technology (0.0%)
Castlight Health, Inc., Class B*	261	3,054
Imprivata, Inc.*	174	2,262
MedAssets, Inc.*	350	6,916

		12,232

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	5,160	50,929
Albany Molecular Research, Inc.*	2,248	36,597
INC Research Holdings, Inc., Class A*	85	2,184

PRA Health Sciences, Inc.*	206	$4,989

		94,699

Pharmaceuticals (0.2%)
Amphastar Pharmaceuticals, Inc.*	84	975
Catalent, Inc.*	459	12,797
Dermira, Inc.*	90	1,630
Impax Laboratories, Inc.*	5,319	168,506
Intersect ENT, Inc.*	216	4,007
Medicines Co.*	571	15,799
Nektar Therapeutics*	5,192	80,476
Omeros Corp.*	241	5,972
Revance Therapeutics, Inc.*	293	4,963
Sagent Pharmaceuticals, Inc.*	428	10,747
SciClone Pharmaceuticals, Inc.*	1,905	16,688
Theravance Biopharma, Inc.*	129	1,925
Theravance, Inc.	401	5,674
XenoPort, Inc.*	4,866	42,675
ZS Pharma, Inc.*	75	3,118

		375,952

Total Health Care		4,460,393

Industrials (11.1%)
Aerospace & Defense (1.2%)
AAR Corp.	3,707	102,981
Aerovironment, Inc.*	828	22,563
American Science & Engineering, Inc.	658	34,150
Cubic Corp.	1,829	96,279
Curtiss-Wright Corp.	3,357	236,971
DigitalGlobe, Inc.*	7,097	219,794
Ducommun, Inc.*	631	15,952
Engility Holdings, Inc.*	1,663	71,176
Esterline Technologies Corp.*	2,995	328,492
KEYW Holding Corp.*	3,115	32,334
Kratos Defense & Security Solutions, Inc.*	4,270	21,435
LMI Aerospace, Inc.*	1,024	14,438
Moog, Inc., Class A*	3,607	267,026
National Presto Industries, Inc.	438	25,422
Orbital Sciences Corp.*	5,689	152,977
SIFCO Industries, Inc.	183	5,334
Teledyne Technologies, Inc.*	2,734	280,891

		1,928,215

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	4,914	42,064
Atlas Air Worldwide Holdings, Inc.*	2,376	117,137
UTi Worldwide, Inc.*	8,560	103,319
XPO Logistics, Inc.*	3,967	162,171

		424,691

Airlines (0.3%)
JetBlue Airways Corp.*	20,088	318,596
Republic Airways Holdings, Inc.*	4,715	68,792
SkyWest, Inc.	4,794	63,664
Virgin America, Inc.*	1,108	47,921

		498,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Building Products (0.4%)
Advanced Drainage Systems, Inc.	480	$11,031
Apogee Enterprises, Inc.	1,109	46,988
Gibraltar Industries, Inc.*	2,879	46,813
Griffon Corp.	3,003	39,940
Insteel Industries, Inc.	94	2,217
Masonite International Corp.*	2,416	148,487
Ply Gem Holdings, Inc.*	335	4,683
Quanex Building Products Corp.	3,295	61,880
Simpson Manufacturing Co., Inc.	3,624	125,390
Universal Forest Products, Inc.	1,895	100,814

		588,243

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.	5,286	151,444
ACCO Brands Corp.*	10,712	96,515
Brady Corp., Class A	4,510	123,303
Brink’s Co.	4,551	111,090
Casella Waste Systems, Inc., Class A*	404	1,632
CECO Environmental Corp.	1,977	30,723
Cenveo, Inc.*	3,286	6,901
Civeo Corp.	8,889	36,534
Deluxe Corp.	2,282	142,054
Ennis, Inc.	2,456	33,082
G&K Services, Inc., Class A	1,870	132,490
Heritage-Crystal Clean, Inc.*	117	1,443
HNI Corp.	315	16,084
InnerWorkings, Inc.*	3,174	24,725
Kimball International, Inc., Class B	3,266	29,786
Matthews International Corp., Class A	2,811	136,811
McGrath RentCorp	2,433	87,247
Mobile Mini, Inc.	4,042	163,741
Multi-Color Corp.	624	34,582
NL Industries, Inc.*	576	4,954
Performant Financial Corp.*	231	1,536
Quad/Graphics, Inc.	2,583	59,306
SP Plus Corp.*	52	1,312
Tetra Tech, Inc.	5,727	152,911
UniFirst Corp.	1,397	169,666
United Stationers, Inc.	3,703	156,118
Viad Corp.	1,900	50,654
West Corp.	1,700	56,100

		2,012,744

Construction & Engineering (0.5%)
Aegion Corp.*	3,270	60,855
Ameresco, Inc., Class A*	1,879	13,153
Argan, Inc.	731	24,591
Comfort Systems USA, Inc.	2,858	48,929
Dycom Industries, Inc.*	329	11,545
EMCOR Group, Inc.	6,336	281,889
Granite Construction, Inc.	3,691	140,332
Great Lakes Dredge & Dock Corp.*	5,198	44,495
Layne Christensen Co.*	1,890	18,030
MYR Group, Inc.*	2,006	54,964
Northwest Pipe Co.*	918	27,650
Orion Marine Group, Inc.*	2,579	28,498
Sterling Construction Co., Inc.*	1,670	10,671

Tutor Perini Corp.*	3,489	$83,980

		849,582

Electrical Equipment (0.3%)
Encore Wire Corp.	476	17,769
EnerSys, Inc.	3,360	207,379
Franklin Electric Co., Inc.	331	12,422
General Cable Corp.	4,570	68,093
Global Power Equipment Group, Inc.	1,663	22,966
GrafTech International Ltd.*	11,016	55,741
LSI Industries, Inc.	1,903	12,921
Plug Power, Inc.*	15,754	47,262
Powell Industries, Inc.	881	43,231
PowerSecure International, Inc.*	2,098	24,442
Preformed Line Products Co.	246	13,439
Revolution Lighting Technologies, Inc.*	172	232
TCP International Holdings Ltd.*	264	1,624
Vicor Corp.*	1,341	16,226

		543,747

Industrial Conglomerates (4.3%)
Icahn Enterprises LP	77,138	7,132,951

Machinery (1.3%)
Accuride Corp.*	205	890
Actuant Corp., Class A	6,110	166,436
Alamo Group, Inc.	623	30,178
Albany International Corp., Class A	2,340	88,897
American Railcar Industries, Inc.	55	2,833
Astec Industries, Inc.	1,776	69,815
Barnes Group, Inc.	5,098	188,677
Briggs & Stratton Corp.	4,401	89,868
CIRCOR International, Inc.	153	9,223
CLARCOR, Inc.	244	16,260
Colfax Corp.*	12,000	618,840
Columbus McKinnon Corp.	1,656	46,434
Douglas Dynamics, Inc.	209	4,479
Dynamic Materials Corp.	1,224	19,608
Energy Recovery, Inc.*	2,374	12,511
ESCO Technologies, Inc.	2,507	92,508
Federal Signal Corp.	5,891	90,957
FreightCar America, Inc.	1,122	29,520
Global Brass & Copper Holdings, Inc.	205	2,698
Hurco Cos., Inc.	604	20,590
Kadant, Inc.	914	39,019
L.B. Foster Co., Class A	986	47,890
Lindsay Corp.	174	14,919
Lydall, Inc.*	190	6,236
Meritor, Inc.*	4,361	66,069
Miller Industries, Inc.	1,000	20,790
Mueller Industries, Inc.	1,842	62,886
NN, Inc.	99	2,035
Standex International Corp.	338	26,114
Titan International, Inc.	4,197	44,614
TriMas Corp.*	506	15,833
Twin Disc, Inc.	187	3,714
Watts Water Technologies, Inc., Class A	2,512	159,361
Woodward, Inc.	2,061	101,463

		2,212,165

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Marine (0.1%)
Baltic Trading Ltd.	4,763	$11,955
International Shipholding Corp.	498	7,420
Knightsbridge Shipping Ltd.	3,195	14,473
Matson, Inc.	2,644	91,271
Navios Maritime Holdings, Inc.	7,322	30,093
Safe Bulkers, Inc.	3,758	14,694
Scorpio Bulkers, Inc.*	12,848	25,311
Ultrapetrol Bahamas Ltd.*	1,820	3,895

		199,112

Professional Services (0.6%)
Acacia Research Corp.	4,725	80,042
CBIZ, Inc.*	3,991	34,163
CDI Corp.	1,294	22,917
CRA International, Inc.*	911	27,622
Franklin Covey Co.*	487	9,428
FTI Consulting, Inc.*	3,848	148,648
GP Strategies Corp.*	370	12,554
Heidrick & Struggles International, Inc.	1,694	39,047
Hill International, Inc.*	574	2,204
Huron Consulting Group, Inc.*	2,005	137,122
ICF International, Inc.*	1,885	77,247
Kelly Services, Inc., Class A	2,557	43,520
Korn/Ferry International*	2,287	65,774
Navigant Consulting, Inc.*	4,656	71,563
Paylocity Holding Corp.*	520	13,577
Pendrell Corp.*	15,192	20,965
Resources Connection, Inc.	3,632	59,746
RPX Corp.*	4,466	61,541
TriNet Group, Inc.*	1,034	32,344
VSE Corp.	389	25,635

		985,659

Road & Rail (0.2%)
ArcBest Corp.	178	8,254
Celadon Group, Inc.	1,857	42,135
FRP Holdings, Inc.*	645	25,290
Marten Transport Ltd.	1,332	29,118
P.A.M. Transportation Services, Inc.*	237	12,286
Quality Distribution, Inc.*	1,952	20,769
Roadrunner Transportation Systems, Inc.*	1,668	38,948
Universal Truckload Services, Inc.	212	6,044
USA Truck, Inc.*	585	16,614
Werner Enterprises, Inc.	3,321	103,449
YRC Worldwide, Inc.*	2,440	54,876

		357,783

Trading Companies & Distributors (0.4%)
Aceto Corp.	2,291	49,715
Aircastle Ltd.	4,264	91,122
Applied Industrial Technologies, Inc.	2,506	114,248
Beacon Roofing Supply, Inc.*	3,627	100,831
CAI International, Inc.*	1,536	35,635
Erickson, Inc.*	500	4,170
Houston Wire & Cable Co.	1,735	20,733
Kaman Corp.	1,256	50,353
Neff Corp., Class A*	682	7,686
Rush Enterprises, Inc., Class A*	538	17,243
TAL International Group, Inc.*	2,093	91,192

Textainer Group Holdings Ltd.	1,521	$52,201
Titan Machinery, Inc.*	1,369	19,084

		654,213

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	4,131	57,751

Total Industrials		18,445,829

Information Technology (6.1%)
Communications Equipment (1.7%)
ADTRAN, Inc.	2,574	56,113
Bel Fuse, Inc., Class B	968	26,465
Black Box Corp.	1,458	34,846
Calix, Inc.*	3,976	39,840
Comtech Telecommunications Corp.	1,458	45,956
Digi International, Inc.*	2,320	21,553
EchoStar Corp., Class A*	35,700	1,874,250
Emulex Corp.*	6,744	38,238
Extreme Networks, Inc.*	2,759	9,739
Finisar Corp.*	540	10,481
Harmonic, Inc.*	7,158	50,178
Infinera Corp.*	1,705	25,098
Ixia*	4,787	53,854
KVH Industries, Inc.*	387	4,896
NETGEAR, Inc.*	3,255	115,813
Numerex Corp., Class A*	195	2,157
Oclaro, Inc.*	8,851	15,755
Plantronics, Inc.	466	24,707
Polycom, Inc.*	7,029	94,891
Procera Networks, Inc.*	1,762	12,669
Tessco Technologies, Inc.	524	15,196
ViaSat, Inc.*	2,835	178,690

		2,751,385

Electronic Equipment, Instruments & Components (1.3%)
Agilysys, Inc.*	1,302	16,392
Anixter International, Inc.*	1,415	125,171
Benchmark Electronics, Inc.*	5,074	129,083
Checkpoint Systems, Inc.*	3,907	53,643
Coherent, Inc.*	2,187	132,795
CTS Corp.	3,156	56,271
CUI Global, Inc.*	644	4,798
Daktronics, Inc.	1,027	12,848
DTS, Inc.*	1,172	36,039
Electro Rent Corp.	1,415	19,867
Electro Scientific Industries, Inc.	2,274	17,646
Fabrinet*	3,309	58,702
FARO Technologies, Inc.*	221	13,852
Gerber Scientific, Inc. (Escrow Shares)(b)*†	2,344	—
GSI Group, Inc.*	2,904	42,747
II-VI, Inc.*	4,941	67,445
Insight Enterprises, Inc.*	3,853	99,754
Itron, Inc.*	3,718	157,234
Kemet Corp.*	4,145	17,409
Kimball Electronics, Inc.*	2,449	29,437
Littelfuse, Inc.	302	29,194
Mercury Systems, Inc.*	3,166	44,071
Multi-Fineline Electronix, Inc.*	761	8,546
Newport Corp.*	356	6,803
OSI Systems, Inc.*	1,463	103,537
Park Electrochemical Corp.	1,979	49,336
PC Connection, Inc.	890	21,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Plexus Corp.*	2,099	$86,500
Rofin-Sinar Technologies, Inc.*	2,637	75,866
Rogers Corp.*	1,229	100,090
Sanmina Corp.*	7,735	182,005
ScanSource, Inc.*	2,686	107,870
Speed Commerce, Inc.*	749	2,314
SYNNEX Corp.	2,389	186,724
TTM Technologies, Inc.*	5,061	38,109
Viasystems Group, Inc.*	443	7,212
Vishay Precision Group, Inc.*	1,214	20,832

		2,161,991

Internet Software & Services (0.4%)
Aerohive Networks, Inc.*	515	2,472
Amber Road, Inc.*	62	634
Bankrate, Inc.*	5,704	70,901
Bazaarvoice, Inc.*	2,691	21,636
Blucora, Inc.*	3,992	55,289
Dealertrack Technologies, Inc.*	835	36,999
Demand Media, Inc.*	841	5,147
Dice Holdings, Inc.*	2,494	24,965
Digital River, Inc.*	3,072	75,971
EarthLink Holdings Corp.	9,592	42,109
Everyday Health, Inc.*	31	457
Global Eagle Entertainment, Inc.*	879	11,963
Internap Corp.*	5,126	40,803
Intralinks Holdings, Inc.*	3,681	43,804
Limelight Networks, Inc.*	5,731	15,875
Liquidity Services, Inc.*	2,366	19,330
Millennial Media, Inc.*	7,307	11,691
Monster Worldwide, Inc.*	8,624	39,843
OPOWER, Inc.*	56	797
Perficient, Inc.*	1,152	21,462
Q2 Holdings, Inc.*	65	1,225
QuinStreet, Inc.*	3,364	20,419
RealNetworks, Inc.*	2,112	14,868
Reis, Inc.	755	19,758
Rightside Group Ltd.*	841	5,651
Stamps.com, Inc.*	129	6,191
TechTarget, Inc.*	1,615	18,363
Tremor Video, Inc.*	3,190	9,155
Trulia, Inc.*	243	11,185
YuMe, Inc.*	1,633	8,230

		657,193

IT Services (0.6%)
Acxiom Corp.*	7,232	146,593
CACI International, Inc., Class A*	2,219	191,233
Ciber, Inc.*	7,432	26,384
Computer Task Group, Inc.	1,442	13,742
Convergys Corp.	9,552	194,574
CSG Systems International, Inc.	1,876	47,031
Datalink Corp.*	1,848	23,839
ExlService Holdings, Inc.*	1,811	51,994
Global Cash Access Holdings, Inc.*	6,301	45,052
Hackett Group, Inc.	1,849	16,253
Higher One Holdings, Inc.*	2,081	8,761
ManTech International Corp., Class A	2,247	67,927
ModusLink Global Solutions, Inc.*	3,259	12,221
MoneyGram International, Inc.*	2,665	24,225
PRGX Global, Inc.*	2,617	14,969
ServiceSource International, Inc.*	6,582	30,804

Sykes Enterprises, Inc.*	3,401	$79,822
TeleTech Holdings, Inc.*	819	19,394
Unisys Corp.*	1,900	56,012

		1,070,830

Semiconductors & Semiconductor Equipment (1.4%)
Advanced Energy Industries, Inc.*	364	8,627
Alpha & Omega Semiconductor Ltd.*	2,070	18,319
Amkor Technology, Inc.*	3,782	26,852
Audience, Inc.*	1,276	5,614
Axcelis Technologies, Inc.*	10,434	26,711
Brooks Automation, Inc.	5,816	74,154
Cabot Microelectronics Corp.*	362	17,130
Cascade Microtech, Inc.*	1,121	16,378
CEVA, Inc.*	2,004	36,353
Cirrus Logic, Inc.*	4,094	96,496
Cohu, Inc.	2,321	27,620
Diodes, Inc.*	1,076	29,665
DSP Group, Inc.*	2,115	22,990
Entegris, Inc.*	5,874	77,595
Entropic Communications, Inc.*	7,865	19,898
Exar Corp.*	3,240	33,048
Fairchild Semiconductor International, Inc.*	11,757	198,458
FormFactor, Inc.*	5,290	45,494
Integrated Device Technology, Inc.*	3,353	65,719
Integrated Silicon Solution, Inc.	2,836	46,992
International Rectifier Corp.*	6,717	268,008
Intersil Corp., Class A	12,074	174,711
IXYS Corp.	2,273	28,640
Kopin Corp.*	6,249	22,621
Microsemi Corp.*	2,878	81,678
MKS Instruments, Inc.	5,023	183,842
Nanometrics, Inc.*	942	15,844
NVE Corp.*	262	18,547
OmniVision Technologies, Inc.*	5,280	137,280
Pericom Semiconductor Corp.*	2,031	27,500
Photronics, Inc.*	5,781	48,040
PMC-Sierra, Inc.*	11,255	103,096
QuickLogic Corp.*	128	402
Rubicon Technology, Inc.*	2,295	10,488
Rudolph Technologies, Inc.*	2,766	28,296
Silicon Image, Inc.*	3,569	19,701
Silicon Laboratories, Inc.*	1,292	61,525
Tessera Technologies, Inc.	2,072	74,095
Ultra Clean Holdings, Inc.*	1,961	18,198
Ultratech, Inc.*	2,198	40,795
Veeco Instruments, Inc.*	3,762	131,219
Vitesse Semiconductor Corp.*	274	1,036
Xcerra Corp.*	2,963	27,141

		2,416,816

Software (0.6%)
A10 Networks, Inc.*	60	262
Actuate Corp. (b)*	4,324	28,538
Bottomline Technologies de, Inc.*	622	15,724
Covisint Corp.*	3,570	9,460
Ebix, Inc.	2,892	49,135
EnerNOC, Inc.*	1,950	30,127
Epiq Systems, Inc.	2,774	47,380
ePlus, Inc.*	473	35,801
Globant S.A.*	165	2,577

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Glu Mobile, Inc.*	833	$3,249
HubSpot, Inc.*	148	4,974
Infoblox, Inc.*	696	14,066
Mentor Graphics Corp.	9,114	199,779
MobileIron, Inc.*	309	3,078
Model N, Inc.*	542	5,756
Paycom Software, Inc.*	590	15,535
Progress Software Corp.*	4,862	131,371
QAD, Inc., Class A	63	1,425
Rosetta Stone, Inc.*	2,059	20,096
Rubicon Project, Inc.*	49	791
Sapiens International Corp. N.V.*	2,089	15,396
SeaChange International, Inc.*	3,063	19,542
Silver Spring Networks, Inc.*	232	1,956
Take-Two Interactive Software, Inc.*	7,259	203,470
TeleCommunication Systems, Inc., Class A*	4,421	13,794
Telenav, Inc.*	2,566	17,115
TiVo, Inc.*	6,365	75,362
TubeMogul, Inc.*	199	4,487
Varonis Systems, Inc.*	67	2,200
Verint Systems, Inc.*	313	18,242
Vringo, Inc.*	843	464
Yodlee, Inc.*	170	2,074
Zendesk, Inc.*	87	2,120

		995,346

Technology Hardware, Storage & Peripherals (0.1%)
Eastman Kodak Co.*	1,639	35,583
Intevac, Inc.*	2,279	17,708
QLogic Corp.*	8,240	109,757
Quantum Corp.*	12,139	21,364

		184,412

Total Information Technology		10,237,973

Materials (3.5%)
Chemicals (2.3%)
A. Schulman, Inc.	2,107	85,397
Advanced Emissions Solutions, Inc.*	134	3,054
American Vanguard Corp.	2,686	31,211
Axiall Corp.	6,574	279,198
Chase Corp.	54	1,944
FutureFuel Corp.	1,714	22,316
Hawkins, Inc.	834	36,137
Innophos Holdings, Inc.	860	50,267
Innospec, Inc.	1,823	77,842
Intrepid Potash, Inc.*	5,297	73,522
KMG Chemicals, Inc.	905	18,100
Kraton Performance Polymers, Inc.*	3,083	64,096
Kronos Worldwide, Inc.	1,708	22,238
Landec Corp.*	2,575	35,561
LSB Industries, Inc.*	1,823	57,315
Minerals Technologies, Inc.	2,341	162,583
Olin Corp.	7,430	169,181
OM Group, Inc.	3,045	90,741
Platform Specialty Products Corp.*	82,940	1,925,867
Quaker Chemical Corp.	376	34,607
Sensient Technologies Corp.	4,389	264,832
Stepan Co.	977	39,158
Trecora Resources*	271	3,984

Tredegar Corp.	2,320	$52,177
Trinseo S.A.*	834	14,553
Tronox Ltd., Class A	5,773	137,859
Zep, Inc.	1,562	23,664

		3,777,404

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	8	583

Containers & Packaging (0.1%)
AEP Industries, Inc.*	41	2,384
Berry Plastics Group, Inc.*	3,669	115,757
UFP Technologies, Inc.*	605	14,874

		133,015

Metals & Mining (0.8%)
A.M. Castle & Co.*	1,840	14,683
AK Steel Holding Corp.*	16,762	99,566
Allied Nevada Gold Corp.*	11,681	10,163
Ampco-Pittsburgh Corp.	760	14,630
Century Aluminum Co.*	4,848	118,291
Coeur Mining, Inc.*	7,175	36,664
Commercial Metals Co.	11,036	179,776
Dominion Diamond Corp.*	10,000	179,600
Handy & Harman Ltd.*	338	15,558
Haynes International, Inc.	1,106	53,641
Hecla Mining Co.	34,370	95,892
Horsehead Holding Corp.*	4,101	64,919
Kaiser Aluminum Corp.	1,697	121,217
Materion Corp.	1,190	41,924
McEwen Mining, Inc.*	33,454	37,134
Molycorp, Inc.*	17,480	15,393
Noranda Aluminum Holding Corp.	4,173	14,689
Olympic Steel, Inc.	714	12,695
RTI International Metals, Inc.*	2,707	68,379
Ryerson Holding Corp.*	863	8,570
Sandstorm Gold Ltd.*	12,000	40,800
Schnitzer Steel Industries, Inc., Class A	2,445	55,159
Stillwater Mining Co.*	686	10,112
SunCoke Energy, Inc.	1,898	36,707
Universal Stainless & Alloy Products, Inc.*	682	17,152
Walter Energy, Inc.	4,711	6,501

		1,369,815

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.*	13,306	220,347
Neenah Paper, Inc.	766	46,167
P.H. Glatfelter Co.	2,544	65,050
Resolute Forest Products, Inc.*	6,123	107,826
Schweitzer-Mauduit International, Inc.	2,452	103,720
Wausau Paper Corp.	234	2,661

		545,771

Total Materials		5,826,588

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	5,647	51,727
Atlantic Tele-Network, Inc.	883	59,682
Cincinnati Bell, Inc.*	14,979	47,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consolidated Communications Holdings, Inc.	1,392	$38,739
FairPoint Communications, Inc.*	388	5,513
Globalstar, Inc.*	25,644	70,521
Hawaiian Telcom Holdco, Inc.*	1,028	28,342
IDT Corp., Class B	129	2,620
inContact, Inc.*	565	4,966
Intelsat S.A.*	1,863	32,342
Iridium Communications, Inc.*	7,635	74,441
Lumos Networks Corp.	308	5,181
magicJack VocalTec Ltd.*	128	1,039
ORBCOMM, Inc.*	5,083	33,243
Premiere Global Services, Inc.*	3,842	40,802
Vonage Holdings Corp.*	16,421	62,564

		559,505

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,199	16,867
Leap Wireless International, Inc.(b)*	3,800	9,576
NTELOS Holdings Corp.	954	3,997
Shenandoah Telecommunications Co.	344	10,750
Spok Holdings, Inc.	2,025	35,154

		76,344

Total Telecommunication Services		635,849

Utilities (3.4%)
Electric Utilities (1.4%)
ALLETE, Inc.	4,129	227,673
Cleco Corp.	5,690	310,332
El Paso Electric Co.	3,818	152,949
Empire District Electric Co.	4,078	121,280
IDACORP, Inc.	4,741	313,807
MGE Energy, Inc.	3,260	148,689
NRG Yield, Inc., Class A	2,252	106,159
Otter Tail Corp.	3,421	105,914
PNM Resources, Inc.	7,501	222,255
Portland General Electric Co.	7,374	278,958
Spark Energy, Inc., Class A	268	3,776
UIL Holdings Corp.	5,329	232,025
Unitil Corp.	1,343	49,248

		2,273,065

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	1,383	68,680
Laclede Group, Inc.	4,059	215,939
New Jersey Resources Corp.	3,969	242,903
Northwest Natural Gas Co.	2,559	127,694
ONE Gas, Inc.	4,913	202,514
Piedmont Natural Gas Co., Inc.	7,331	288,915
South Jersey Industries, Inc.	3,121	183,920
Southwest Gas Corp.	4,376	270,480
WGL Holdings, Inc.	4,887	266,928

		1,867,973

Independent Power and Renewable Electricity Producers (0.3%)
Abengoa Yield plc	2,564	70,048
Atlantic Power Corp.	11,560	31,328

Dynegy, Inc.*	11,570	$351,149
Ormat Technologies, Inc.	1,045	28,403
TerraForm Power, Inc., Class A	1,368	42,244
Vivint Solar, Inc.*	1,166	10,751

		533,923

Multi-Utilities (0.4%)
Avista Corp.	5,669	200,399
Black Hills Corp.	4,199	222,715
NorthWestern Corp.	4,372	247,368

		670,482

Water Utilities (0.2%)
American States Water Co.	3,410	128,421
Artesian Resources Corp., Class A	666	15,045
California Water Service Group	4,525	111,360
Connecticut Water Service, Inc.	1,012	36,725
Middlesex Water Co.	1,476	34,037
SJW Corp.	1,186	38,094
York Water Co.	427	9,911

		373,593

Total Utilities		5,719,036

Total Common Stocks (93.5%) (Cost $123,865,853)		156,054,944

INVESTMENT COMPANY:
Investment Company (0.1%)
JZ Capital Partners Ltd. (Cost $190,347)	27,800	174,403

	Number of Rights	Value (Note 1)

RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15* (Cost $—)	259	—

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16(b)*† (Cost $—)	724	—

Total Investments (93.6%) (Cost $124,056,200)		156,229,347
Other Assets Less Liabilities (6.4%)		10,730,460

Net Assets (100%)		$166,959,807

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	15	March-15	$1,748,621	$1,801,050	$52,429

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$38,237,688	$2,118,070	$—		$40,355,758
Consumer Staples	3,839,719	—	—		3,839,719
Energy	4,361,498	—	—		4,361,498
Financials	58,834,286	3,338,015	—		62,172,301
Health Care	4,460,393	—	—		4,460,393
Industrials	18,445,829	—	—		18,445,829
Information Technology	10,237,973	—	—	(a)	10,237,973
Materials	5,826,588	—	—		5,826,588
Telecommunication Services	626,273	9,576	—		635,849
Utilities	5,719,036	—	—		5,719,036
Futures	52,429	—	—		52,429
Investment Companies
Investment Companies	—	174,403	—		174,403
Rights
Consumer Discretionary	—	—	—		—
Warrants
Energy	—	—	—	(a)	—

Total Assets	$150,641,712	$5,640,064	$—		$156,281,776

Total Liabilities	$—	$—	$—		$—

Total	$150,641,712	$5,640,064	$—		$156,281,776

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$52,429	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$9,976	$9,976

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$52,429	$52,429

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,323,000 for nine months during the period ended December 31, 2014.

Investment security transactions for the period ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$32,976,507
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$25,322,234

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,443,297
Aggregate gross unrealized depreciation	(11,220,774)

Net unrealized appreciation	$32,222,523

Federal income tax cost of investments	$124,006,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $124,056,200)	$156,229,347
Cash	10,697,098
Cash held as collateral at broker	77,000
Dividends, interest and other receivables	188,610
Receivable for securities sold	11,615
Deferred offering cost	6,845

Total assets	167,210,515

LIABILITIES
Investment management fees payable	121,308
Payable for securities purchased	45,532
Administrative fees payable	17,483
Due to broker for futures variation margin	14,549
Payable to Separate Accounts for Trust shares redeemed	12,601
Trustees’ fees payable	258
Distribution fees payable – Class IB	5
Accrued expenses	38,972

Total liabilities	250,708

NET ASSETS	$166,959,807

Net assets were comprised of:
Paid in capital	$134,737,285
Accumulated undistributed net investment income (loss)	(834,202)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	831,148
Net unrealized appreciation (depreciation) on investments and futures	32,225,576

Net assets	$166,959,807

Class IB
Net asset value, offering and redemption price per share, $25,187 / 2,572 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

Class K
Net asset value, offering and redemption price per share, $166,934,620 / 17,051,230 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2014*

INVESTMENT INCOME
Dividends (net of $1,568 foreign withholding tax)	$1,755,161
Interest	5,612

Total income	1,760,773

EXPENSES
Investment management fees	911,196
Administrative fees	158,563
Professional fees	43,487
Custodian fees	38,000
Offering costs	16,724
Printing and mailing expenses	10,237
Trustees’ fees	2,208
Distribution fees – Class IB	45
Miscellaneous	3,000

Gross expenses	1,183,460
Less: Waiver from investment manager	(44,491)

Net expenses	1,138,969

NET INVESTMENT INCOME (LOSS)	621,804

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	4,336,709
Futures	9,976
Foreign currency transactions	(64)

Net realized gain (loss)	4,346,621

Change in unrealized appreciation (depreciation) on:
Investments	(4,043,670)
Futures	52,429

Net change in unrealized appreciation (depreciation)	(3,991,241)

NET REALIZED AND UNREALIZED GAIN (LOSS)	355,380

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$977,184

*	The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$621,804
Net realized gain (loss) on investments, futures and foreign currency transactions	4,346,621
Net change in unrealized appreciation (depreciation) on investments and futures	(3,991,241)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	977,184

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(20)
Class K	(227,918)

(227,938)

Distributions from net realized capital gains
Class IB	(656)
Class K	(4,425,232)

(4,425,888)

Return of capital
Class IB	(23)
Class K	(268,411)

(268,434)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,922,260)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,500 shares ]	25,000
Capital shares issued in reinvestment of dividends and distributions [ 72 shares ]	699

Total Class IB transactions	25,699

Class K
Capital shares sold [ 2,001,166 shares ]	20,638,009
Capital shares sold in-kind (Note 9)[ 15,283,496 shares ]	152,834,960
Capital shares issued in reinvestment of dividends and distributions [ 509,346 shares ]	4,921,561
Capital shares repurchased [ (742,778) shares ]	(7,515,346)

Total Class K transactions	170,879,184

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	170,904,883

TOTAL INCREASE (DECREASE) IN NET ASSETS	166,959,807
NET ASSETS:
Beginning of period	—

End of period (a)	$166,959,807

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(834,202)

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/HORIZON SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.06

Total from investment operations	0.08

Less distributions:
Dividends from net investment income	—	#
Distributions from net realized gains	(0.27)
Return of capital	(0.02)

Total dividends and distributions	(0.29)

Net asset value, end of period	$9.79

Total return (b)	0.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$25
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.25%
Before waivers and reimbursements (a)(f)	5.75%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.30	%(l)
Before waivers and reimbursements (a)(f)	(4.20	)%(l)
Portfolio turnover rate (z)^	18%

Class K	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.05

Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.27)
Return of capital	(0.02)

Total dividends and distributions	(0.30)

Net asset value, end of period	$9.79

Total return (b)	0.91%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$166,935
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.00%
Before waivers and reimbursements (a)(f)	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.55	%(l)
Before waivers and reimbursements (a)(f)	0.52	%(l)
Portfolio turnover rate (z)^	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	7.82%	11.57%	7.67%
Portfolio – Class IB Shares**	7.79	11.45	7.49
Russell 3000® Growth Index†	12.44	15.89	8.50
Russell 1000® Growth Index†	13.05	15.81	8.49

†   In 2014, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Russell 1000® Growth Index was replaced with the Russell 3000® Growth Index. The Investment Manager believes the Russell 3000® Growth Index is more relevant to the Portfolio’s investment strategies.

** Date of inception 12/1/98. Returns shown for Class IB shares prior to this period are derived from the historical performance of Class IA shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

    Returns for periods greater than one year are annualized. Performance information for the periods prior to September 1, 2014 is that of the Portfolio when it engaged a different sub-adviser under the name “EQ/Montag & Caldwell Growth Portfolio”.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.79% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 12.44% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance for the year:

•	Biotechnology firm Gilead Sciences was a large individual contributor to relative returns, due to strong sales of its blockbuster hepatitis C drug, Solvaldi.

•	Allergan, Inc., a leading maker of eye care, skin care and aesthetic products, including Botox, saw its stock price jump after Actavis announced plans to acquire the company.

•

Monster Beverage reported strong results, but the real driver behind its significant price appreciation was the long-term strategic partnership announced in mid-August in which The Coca-Cola Company purchased a 16.7% stake in Monster Beverage for $2.15 billion. As part of the deal, Monster became Coca-Cola’s exclusive energy drink partner.

•	A relative overweight in the Health Care sector and underweight in the Energy sector contributed to Portfolio performance.

What hurt performance for the year:

•	Stock selection in the Consumer Discretionary, Consumer Staples and Financials sectors was detrimental to relative performance.

•

Within the Consumer Discretionary sector, Amazon.com, Inc. results were negatively impacted by foreign exchange head winds, a slowdown in Japan and inventory write down on its mobile phone (Amazon Fire). The company also provided guidance for the fourth quarter which was below expectations for revenue and profits.

•

The largest individual relative detractor was Schlumberger, the world’s leading supplier of technology, equipment, and integrated project management to the international oil and gas exploration and production industry. Recent changes in the competitive dynamic within the broader energy markets resulted in a marked decline in oil prices. As a consequence, speculation of a decline in demand for Schlumberger’s products and services trumped all other factors in determining the company’s market performance during the period. While Schlumberger does not sell oil directly, demand for its products and services is nevertheless directly tied to the price of oil.

Portfolio Positioning and Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a portfolio where sector positioning is the result of stock selection. At year end the Portfolio was overweight in the Information Technology, Consumer Staples, and Financials sectors and underweight in the Consumer Discretionary, Industrials, Materials, Health Care, Energy, Telecommunication Services, and Utilities sectors.

AXA/LOOMIS SAYLES GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	42.6%
Consumer Staples	14.6
Health Care	13.2
Financials	9.6
Consumer Discretionary	8.6
Industrials	6.1
Energy	2.9
Materials	1.1
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,045.27	$5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85
Class IB
Actual	1,000.00	1,046.43	5.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.41	5.85

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.15% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.6%)
Hotels, Restaurants & Leisure (1.8%)
Yum! Brands, Inc.	48,083	$3,502,847

Internet & Catalog Retail (5.0%)
Amazon.com, Inc.*	27,204	8,442,761
HomeAway, Inc.*	43,382	1,291,916

		9,734,677

Specialty Retail (1.8%)
Lowe’s Cos., Inc.	52,357	3,602,162

Total Consumer Discretionary		16,839,686

Consumer Staples (14.6%)
Beverages (9.9%)
Coca-Cola Co.	90,615	3,825,765
Monster Beverage Corp.*	116,226	12,593,087
SABMiller plc (ADR)	57,922	2,986,459

		19,405,311

Food Products (2.7%)
Danone S.A. (ADR)	405,762	5,281,804

Household Products (2.0%)
Procter & Gamble Co.	44,719	4,073,453

Total Consumer Staples		28,760,568

Energy (2.9%)
Energy Equipment & Services (2.9%)
Schlumberger Ltd.	66,615	5,689,587

Total Energy		5,689,587

Financials (9.6%)
Capital Markets (6.1%)
Greenhill & Co., Inc.	118,253	5,155,831
SEI Investments Co.	170,659	6,833,186

		11,989,017

Consumer Finance (1.0%)
American Express Co.	20,758	1,931,325

Diversified Financial Services (2.5%)
MSCI, Inc.	103,116	4,891,823

Total Financials		18,812,165

Health Care (13.2%)
Biotechnology (2.2%)
Amgen, Inc.	26,272	4,184,867

Health Care Equipment & Supplies (4.7%)
Varian Medical Systems, Inc.*	83,639	7,235,610
Zimmer Holdings, Inc.	18,080	2,050,633

		9,286,243

Pharmaceuticals (6.3%)
Merck & Co., Inc.	33,544	1,904,964
Novartis AG (ADR)	56,667	5,250,764
Novo Nordisk A/S (ADR)	123,433	5,223,685

		12,379,413

Total Health Care		25,850,523

Industrials (6.1%)
Air Freight & Logistics (6.1%)
Expeditors International of Washington, Inc.	187,494	$8,364,107
United Parcel Service, Inc., Class B	32,676	3,632,591

Total Industrials		11,996,698

Information Technology (42.6%)
Communications Equipment (9.6%)
Cisco Systems, Inc.	391,271	10,883,203
QUALCOMM, Inc.	106,555	7,920,233

		18,803,436

Internet Software & Services (11.5%)
Alibaba Group Holding Ltd. (ADR)*	43,478	4,519,103
Facebook, Inc., Class A*	128,441	10,020,967
Google, Inc., Class A*	7,703	4,087,674
Google, Inc., Class C*	7,703	4,054,859

		22,682,603

IT Services (5.2%)
Automatic Data Processing, Inc.	24,609	2,051,653
Visa, Inc., Class A	31,245	8,192,439

		10,244,092

Semiconductors & Semiconductor Equipment (3.8%)
Altera Corp.	6,465	238,817
Analog Devices, Inc.	12,207	677,733
ARM Holdings plc (ADR)	124,951	5,785,231
Linear Technology Corp.	17,812	812,227

		7,514,008

Software (12.5%)
Autodesk, Inc.*	108,980	6,545,339
FactSet Research Systems, Inc.	39,410	5,546,957
Microsoft Corp.	72,639	3,374,082
Oracle Corp.	200,123	8,999,531

		24,465,909

Total Information Technology		83,710,048

Materials (1.1%)
Metals & Mining (1.1%)
Compass Minerals International, Inc.	24,095	2,092,169

Total Materials		2,092,169

Total Investments (98.7%) (Cost $175,390,033)		193,751,444
Other Assets Less Liabilities (1.3%)		2,584,055

Net Assets (100%)		$196,335,499

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$16,839,686	$—	$—	$16,839,686
Consumer Staples	28,760,568	—	—	28,760,568
Energy	5,689,587	—	—	5,689,587
Financials	18,812,165	—	—	18,812,165
Health Care	25,850,523	—	—	25,850,523
Industrials	11,996,698	—	—	11,996,698
Information Technology	83,710,048	—	—	83,710,048
Materials	2,092,169	—	—	2,092,169

Total Assets	$193,751,444	$—	$—	$193,751,444

Total Liabilities	$—	$—	$—	$—

Total	$193,751,444	$—	$—	$193,751,444

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$73,678,280
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$102,946,510

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$22,720,371
Aggregate gross unrealized depreciation	(4,719,550)

Net unrealized appreciation	$18,000,821

Federal income tax cost of investments	$175,750,623

For the year ended December 31, 2014, the Portfolio incurred approximately $5,158 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $175,390,033)	$193,751,444
Cash	2,935,952
Dividends, interest and other receivables	99,338
Receivable from Separate Accounts for Trust shares sold	45,180
Other assets	642

Total assets	196,832,556

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	281,449
Investment management fees payable	128,110
Distribution fees payable – Class IB	36,863
Administrative fees payable	16,951
Distribution fees payable – Class IA	5,090
Trustees’ fees payable	86
Accrued expenses	28,508

Total liabilities	497,057

NET ASSETS	$196,335,499

Net assets were comprised of:
Paid in capital	$177,251,868
Accumulated undistributed net investment income (loss)	13,605
Accumulated undistributed net realized gain (loss) on investments	708,615
Net unrealized appreciation (depreciation) on investments	18,361,411

Net assets	$196,335,499

Class IA
Net asset value, offering and redemption price per share, $23,784,388 / 4,192,597 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.67

Class IB
Net asset value, offering and redemption price per share, $172,551,111 / 30,275,748 shares outstanding (unlimited amount authorized: $0.01 par value)	$5.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$2,469,876
Interest	7,528

Total income	2,477,404

EXPENSES
Investment management fees	1,476,152
Distribution fees – Class IB	433,659
Administrative fees	219,297
Distribution fees – Class IA	58,392
Professional fees	37,356
Printing and mailing expenses	19,306
Custodian fees	19,000
Trustees’ fees	5,030
Miscellaneous	3,860

Gross expenses	2,272,052
Less: Waiver from investment manager	(10,042)

Net expenses	2,262,010

NET INVESTMENT INCOME (LOSS)	215,394

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	60,076,118
Net change in unrealized appreciation (depreciation) on investments	(45,632,053)

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,444,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,659,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$215,394	$1,576,764
Net realized gain (loss) on investments	60,076,118	73,582,890
Net change in unrealized appreciation (depreciation) on investments	(45,632,053)	(4,444,073)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,659,459	70,715,581

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(26,250)	(182,976)
Class IB	(187,275)	(1,382,052)

	(213,525)	(1,565,028)

Distributions from net realized capital gains
Class IA	(7,485,074)	(3,178,409)
Class IB	(53,995,440)	(23,855,162)

	(61,480,514)	(27,033,571)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(61,694,039)	(28,598,599)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 458,338 and 992,983 shares, respectively ]	3,487,538	7,790,818
Capital shares issued in reinvestment of dividends and distributions [ 1,304,586 and 450,137 shares, respectively ]	7,511,324	3,361,385
Capital shares repurchased [ (670,157) and (1,824,993) shares, respectively ]	(5,068,924)	(14,576,394)

Total Class IA transactions	5,929,938	(3,424,191)

Class IB
Capital shares sold [ 724,516 and 2,241,837 shares, respectively ]	5,504,374	17,324,902
Capital shares issued in reinvestment of dividends and distributions [ 9,365,358 and 3,369,409 shares, respectively ]	54,182,715	25,237,214
Capital shares repurchased [ (3,446,377) and (6,899,839) shares, respectively ]	(26,311,102)	(53,672,676)
Capital shares repurchased in-kind (Note 9)[ 0 and (21,670,514) shares, respectively ]	—	(173,621,344)

Total Class IB transactions	33,375,987	(184,731,904)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	39,305,925	(188,156,095)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,728,655)	(146,039,113)
NET ASSETS:
Beginning of year	204,064,154	350,103,267

End of year (a)	$196,335,499	$204,064,154

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$13,605	$11,736

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LOOMIS SAYLES GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.61	$6.97	$6.25	$6.11	$5.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.04	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments	0.59	1.84	0.72	0.14	0.44

Total from investment operations	0.60	1.88	0.78	0.19	0.49

Less distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.06)	(0.05)	(0.05)
Distributions from net realized gains	(2.53)	(1.17)	—	—	—

Total dividends and distributions	(2.54)	(1.24)	(0.06)	(0.05)	(0.05)

Net asset value, end of year	$5.67	$7.61	$6.97	$6.25	$6.11

Total return	7.82%	27.32%	12.48%	3.09%	8.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$23,784	$23,596	$24,281	$22,958	$22,437
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	0.89%	0.89%
After waivers and fees paid indirectly	1.15%	1.12%	1.12%	0.85%	0.86%
Before waivers and fees paid indirectly	1.16%	1.15%	1.15%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers	0.11%	0.47%	0.81%	0.72%	0.83%
After waivers and fees paid indirectly	0.11%	0.51%	0.84%	0.75%	0.86%
Before waivers and fees paid indirectly	0.10%	0.47%	0.81%	0.72%	0.83%
Portfolio turnover rate^	39%	51%	46%	52%	55%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.64	$6.99	$6.27	$6.12	$5.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.04	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	0.59	1.85	0.72	0.15	0.43

Total from investment operations	0.60	1.89	0.78	0.18	0.46

Less distributions:
Dividends from net investment income	(0.01)	(0.07)	(0.06)	(0.03)	(0.03)
Distributions from net realized gains	(2.53)	(1.17)	—	—	—

Total dividends and distributions	(2.54)	(1.24)	(0.06)	(0.03)	(0.03)

Net asset value, end of year	$5.70	$7.64	$6.99	$6.27	$6.12

Total return	7.79%	27.39%	12.44%	2.99%	8.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$172,551	$180,469	$325,822	$318,200	$352,867
Ratio of expenses to average net assets:
After waivers	1.15%	1.15%	1.15%	1.14%	1.14%
After waivers and fees paid indirectly	1.15%	1.12%	1.11%	1.10%	1.11%
Before waivers and fees paid indirectly	1.16%	1.15%	1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers	0.11%	0.51%	0.80%	0.47%	0.53%
After waivers and fees paid indirectly	0.11%	0.55%	0.83%	0.50%	0.56%
Before waivers and fees paid indirectly	0.10%	0.51%	0.80%	0.47%	0.53%
Portfolio turnover rate^	39%	51%	46%	52%	55%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
Since Incept.
Portfolio – Class IB Shares*	7.60%
Portfolio – Class K Shares*	7.70
Russell Microcap® Index	5.32
* Date of inception 4/21/14. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.60% for the period ended December 31, 2014. The Portfolio’s benchmark, the Russell Microcap® Index, returned 5.32% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the period ended December 31, 2014

What helped performance during the year:

•

The Health Care sector was a leading contributor to performance relative to the benchmark during the period. Within this sector, the leading individual contributor was an overweight position in Receptos, Inc., a biopharmaceutical company focused on discovering, developing, and commercializing therapeutics for immune disorders, which reported strong results from a phase II drug study in October 2014. Other notable individual contributors in the sector included Agios Pharmaceuticals, Inc. and Bluebird Bio, Inc.

•	Stock selection in the Information Technology, Consumer Discretionary, Financials and Industrials sectors were also additive to performance.

What hurt performance during the year:

•

Intercept Pharmaceuticals, Inc. a biopharmaceutical company focused on the development and commercialization of therapeutics to treat chronic liver diseases, announced positive data from a phase III clinical trial in early 2014, which drove shares higher. The Portfolio had an underweight position in this security relative to the benchmark, which detracted from performance.

•

PowerSecure International, Inc. was a large detractor from relative performance within the Industrials sector. The company, which is a provider of products and services to electric utilities and their customers, missed consensus estimates across the board and issued lowered forward guidance when it reported 1st quarter earnings in May.

•

Detracting within the Information Technology sector was a position in Glu Mobile Inc. Shares of Glu Mobile, a designer and distributor of mobile games, declined in early October after a negative, possibly inaccurate, report was published on the company.

Portfolio Positioning and Outlook – Lord, Abbett and Co. LLC

The U.S. economy has continued to gradually expand, leading Federal Reserve policymakers to shift their language toward a normalization of monetary policy. However, at year end there were few signs that U.S. interest rates will rise, given the continued slack in global markets, particularly in Japan, China, and Europe. We believe that these factors—reasonably accommodative monetary policy along with steady U.S. economic growth—have created a favorable backdrop for stocks moving forward, with secular growth areas of the market well positioned versus stable growth, and large and small capitalization stocks trading in relative parity. At year end we had positioned the Portfolio accordingly, with emphasis on secular growth sectors such as Information Technology and Health Care, while maintaining an underweight to the Energy sector, which we believe continues to exhibit weakness.

AXA/LORD ABBETT MICRO CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Health Care	29.6%
Information Technology	21.5
Financials	16.2
Consumer Discretionary	12.5
Industrials	10.5
Consumer Staples	3.2
Materials	1.6
Energy	1.4
Telecommunication Services	1.0
Utilities	0.5
Cash and Other	2.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,055.94	$6.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.64	6.62
Class K
Actual	1,000.00	1,056.92	5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.90	5.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.5%)
Auto Components (0.5%)
Clean Diesel Technologies, Inc.*	2,191	$3,966
Fuel Systems Solutions, Inc.*	2,280	24,943
Modine Manufacturing Co.*	7,796	106,026
Motorcar Parts of America, Inc.*	2,912	90,534
Quantum Fuel Systems Technologies Worldwide, Inc.*	3,945	8,245
Remy International, Inc.	5,041	105,458
Shiloh Industries, Inc.*	1,391	21,880
Spartan Motors, Inc.	5,573	29,314
Stoneridge, Inc.*	4,594	59,079
Strattec Security Corp.	575	47,483
Superior Industries International, Inc.	3,845	76,093
Sypris Solutions, Inc.	1,893	4,997
Tower International, Inc.*	3,374	86,206
UQM Technologies, Inc.*	6,528	5,098

		669,322

Automobiles (0.1%)
Winnebago Industries, Inc.	4,451	96,854

Distributors (0.1%)
AMCON Distributing Co.	60	4,725
VOXX International Corp.*	3,180	27,857
Weyco Group, Inc.	1,084	32,162

		64,744

Diversified Consumer Services (1.7%)
2U, Inc.*	50,555	993,911
Cambium Learning Group, Inc. (b)*	2,351	3,903
Career Education Corp.*	10,995	76,525
Carriage Services, Inc.	2,634	55,182
Chegg, Inc.*	12,043	83,217
Collectors Universe, Inc.	1,136	23,697
ITT Educational Services, Inc.*	3,808	36,595
Liberty Tax, Inc.*	635	22,695
LifeLock, Inc.*	41,843	774,514
Lincoln Educational Services Corp.	4,132	11,652
National American University Holdings, Inc.	1,544	4,146
Universal Technical Institute, Inc.	3,539	34,824

		2,120,861

Hotels, Restaurants & Leisure (3.2%)
Ambassadors Group, Inc.*	2,002	5,005
Ark Restaurants Corp.	329	7,412
Biglari Holdings, Inc.*	282	112,662
BJ’s Restaurants, Inc.*	23,178	1,163,767
Bravo Brio Restaurant Group, Inc.*	3,236	45,013
Canterbury Park Holding Corp. (b)*	304	2,821
Carrols Restaurant Group, Inc.*	5,785	44,139
Century Casinos, Inc.*	3,526	17,806
Chuy’s Holdings, Inc.*	2,689	52,893
Del Frisco’s Restaurant Group, Inc.*	3,867	91,803
Denny’s Corp.*	14,281	147,237
Diversified Restaurant Holdings, Inc.*	2,057	10,614

Dover Downs Gaming & Entertainment, Inc.*	3,148	$2,613
Dover Motorsports, Inc.	2,958	7,720
Empire Resorts, Inc.*	2,564	19,897
Famous Dave’s of America, Inc.*	753	19,781
Frisch’s Restaurants, Inc.	579	15,517
Gaming Partners International Corp.*	702	5,904
Habit Restaurants, Inc., Class A*	11,803	381,827
Ignite Restaurant Group, Inc.*	1,182	9,302
Intrawest Resorts Holdings, Inc.*	2,189	26,137
Isle of Capri Casinos, Inc.*	3,612	30,232
Jamba, Inc.*	2,788	42,071
Kona Grill, Inc.*	1,102	25,445
Lakes Entertainment, Inc.*	1,581	10,593
Luby’s, Inc.*	3,329	15,147
Marcus Corp.	2,976	55,086
Monarch Casino & Resort, Inc.*	1,551	25,731
Morgans Hotel Group Co.*	4,778	37,459
Nathan’s Famous, Inc.*	512	40,960
Papa Murphy’s Holdings, Inc.*	943	10,958
Peak Resorts, Inc.	1,617	12,936
Pizza Inn Holdings, Inc.*	888	6,305
Potbelly Corp.*	2,384	30,682
RCI Hospitality Holdings, Inc.*	1,346	13,487
Red Lion Hotels Corp.*	2,490	15,787
Red Robin Gourmet Burgers, Inc.*	8,573	659,907
Ruby Tuesday, Inc.*	10,059	68,804
Ruth’s Hospitality Group, Inc.	5,898	88,470
Town Sports International Holdings, Inc.	3,954	23,526
Zoe’s Kitchen, Inc.*	19,193	574,063

		3,977,519

Household Durables (1.8%)
Bassett Furniture Industries, Inc.	1,782	34,767
Beazer Homes USA, Inc.*	4,382	84,836
Blyth, Inc.	1,467	13,423
Cavco Industries, Inc.*	1,452	115,100
Century Communities, Inc.*	662	11,439
CSS Industries, Inc.	1,502	41,515
Dixie Group, Inc.*	2,539	23,283
Emerson Radio Corp.	2,169	2,277
Flexsteel Industries, Inc.	830	26,767
Green Brick Partners, Inc.*	2,061	16,900
Hooker Furniture Corp.	1,809	31,061
Installed Building Products, Inc.*	1,418	25,269
iRobot Corp.*	24,247	841,856
Koss Corp.	384	672
LGI Homes, Inc.*	2,403	35,853
Libbey, Inc.*	3,505	110,197
Lifetime Brands, Inc.	1,693	29,120
M/I Homes, Inc.*	4,020	92,299
NACCO Industries, Inc., Class A	746	44,283
New Home Co., Inc.*	1,421	20,576
Nova Lifestyle, Inc.*	1,820	5,114
Skullcandy, Inc.*	3,251	29,877
Skyline Corp.*	1,173	4,751
Stanley Furniture Co., Inc.*	2,697	7,390
TRI Pointe Homes, Inc.*	24,009	366,137
Turtle Beach Corp.*	1,249	3,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

UCP, Inc., Class A*	1,305	$13,702
Universal Electronics, Inc.*	2,608	169,598
WCI Communities, Inc.*	1,943	38,044
ZAGG, Inc.*	4,959	33,672

		2,273,762

Internet & Catalog Retail (0.6%)
1-800-Flowers.com, Inc., Class A*	42,648	351,420
Blue Nile, Inc.*	1,979	71,264
CafePress, Inc.*	1,855	4,359
EVINE Live, Inc.*	6,954	45,827
FTD Cos., Inc.*	3,089	107,559
Gaiam, Inc., Class A*	2,491	17,761
Geeknet, Inc.*	751	6,218
Nutrisystem, Inc.	4,707	92,022
Overstock.com, Inc.*	1,908	46,307
PetMed Express, Inc.	3,330	47,852
U.S. Auto Parts Network, Inc.*	2,480	5,803

		796,392

Leisure Products (0.9%)
Arctic Cat, Inc.	2,111	74,940
Black Diamond, Inc.*	3,791	33,171
Escalade, Inc.	1,641	24,763
JAKKS Pacific, Inc.*	3,059	20,801
Johnson Outdoors, Inc., Class A	833	25,990
LeapFrog Enterprises, Inc.*	10,669	50,358
Malibu Boats, Inc., Class A*	34,768	669,979
Marine Products Corp.	1,749	14,761
Nautilus, Inc.*	5,131	77,889
Smith & Wesson Holding Corp.*	9,003	85,258
Summer Infant, Inc.*	1,806	5,888

		1,083,798

Media (1.6%)
AH Belo Corp., Class A	3,099	32,168
Ballantyne Strong, Inc.*	2,429	9,983
Beasley Broadcast Group, Inc., Class A	881	4,502
Carmike Cinemas, Inc.*	3,980	104,554
Central European Media Enterprises Ltd., Class A*	11,450	36,754
Cinedigm Corp., Class A*	12,570	20,363
Daily Journal Corp.*	179	47,079
Dex Media, Inc.*	2,496	22,389
Emmis Communications Corp., Class A*	5,599	10,470
Entercom Communications Corp., Class A*	4,023	48,920
Entravision Communications Corp., Class A	9,436	61,145
Global Sources Ltd.*	2,544	16,180
Gray Television, Inc.*	8,118	90,922
Harte-Hanks, Inc.	8,001	61,928
Hemisphere Media Group, Inc.*	1,375	18,549
Insignia Systems, Inc.*	2,060	7,375
Journal Communications, Inc., Class A*	7,336	83,850
Lee Enterprises, Inc.*	8,832	32,502
Martha Stewart Living Omnimedia, Inc., Class A*	4,883	21,046
McClatchy Co., Class A*	10,109	33,562

New Media Investment Group, Inc.	5,985	$141,425
Radio One, Inc., Class D*	4,079	6,812
ReachLocal, Inc.*	2,331	8,019
Reading International, Inc., Class A*	2,889	38,308
Rentrak Corp.*	14,136	1,029,383
RLJ Entertainment, Inc.*	765	1,530
Saga Communications, Inc., Class A	589	25,610
Salem Communications Corp., Class A	1,868	14,608
Sizmek, Inc.*	3,657	22,893
Spanish Broadcasting System, Inc., Class A*	779	1,799
Townsquare Media, Inc., Class A*	1,528	20,170
You On Demand Holdings, Inc.*	1,752	3,609

		2,078,407

Multiline Retail (0.2%)
Bon-Ton Stores, Inc.	2,496	18,495
Fred’s, Inc., Class A	6,023	104,860
Gordmans Stores, Inc.*	1,557	4,251
Tuesday Morning Corp.*	7,127	154,656

		282,262

Specialty Retail (1.6%)
Aeropostale, Inc.*	12,989	30,134
America’s Car-Mart, Inc.*	1,264	67,472
bebe stores, Inc.	4,987	10,922
Big 5 Sporting Goods Corp.	3,013	44,080
Books-A-Million, Inc.*	1,056	1,806
Boot Barn Holdings, Inc.*	934	16,999
Build-A-Bear Workshop, Inc.*	2,027	40,743
Cache, Inc.*	4,673	935
Christopher & Banks Corp.*	6,081	34,722
Citi Trends, Inc.*	2,534	63,983
Destination Maternity Corp.	2,231	35,584
Destination XL Group, Inc.*	5,812	31,733
Haverty Furniture Cos., Inc.	3,287	72,347
hhgregg, Inc.*	1,959	14,830
Kirkland’s, Inc.*	2,378	56,216
MarineMax, Inc.*	53,519	1,073,056
New York & Co., Inc.*	4,804	12,683
Pacific Sunwear of California, Inc.*	8,472	18,469
Pep Boys-Manny, Moe & Jack*	8,682	85,257
Perfumania Holdings, Inc.*	980	5,998
RadioShack Corp.*	17,273	6,391
Sears Hometown and Outlet Stores, Inc.*	1,913	25,156
Shoe Carnival, Inc.	2,464	63,300
Sportsman’s Warehouse Holdings, Inc.*	1,561	11,427
Stein Mart, Inc.	4,516	66,024
Systemax, Inc.*	1,856	25,056
Tandy Leather Factory, Inc.	943	8,515
Tilly’s, Inc., Class A*	1,802	17,461
Trans World Entertainment Corp.	1,816	5,975
West Marine, Inc.*	2,845	36,757
Wet Seal, Inc., Class A*	15,067	978
Winmark Corp.	385	33,464

		2,018,473

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Textiles, Apparel & Luxury Goods (0.2%)
Charles & Colvard Ltd.*	3,531	$6,497
Cherokee, Inc.	1,381	26,736
Crown Crafts, Inc.	1,441	11,096
Culp, Inc.	1,437	31,154
Delta Apparel, Inc.*	1,348	13,723
Joe’s Jeans, Inc.*	9,226	3,056
Lakeland Industries, Inc.*	738	6,915
Perry Ellis International, Inc.*	1,983	51,419
Rocky Brands, Inc.	1,228	16,283
Sequential Brands Group, Inc.*	2,778	36,309
Superior Uniform Group, Inc.	693	20,353
Unifi, Inc.*	2,389	71,025

		294,566

Total Consumer Discretionary		15,756,960

Consumer Staples (3.2%)
Beverages (0.1%)
Craft Brew Alliance, Inc.*	1,832	24,439
MGP Ingredients, Inc.	1,486	23,568
Primo Water Corp.*	3,294	14,197
Reed’s, Inc.*	1,596	9,432

		71,636

Food & Staples Retailing (1.9%)
Chefs’ Warehouse, Inc.*	23,150	533,376
Diplomat Pharmacy, Inc.*	25,790	705,872
Fairway Group Holdings Corp.*	3,223	10,153
Liberator Medical Holdings, Inc.	5,349	15,512
Natural Grocers by Vitamin Cottage, Inc.*	31,879	898,031
Pantry, Inc.*	3,851	142,718
Roundy’s, Inc.*	6,429	31,116
Village Super Market, Inc., Class A	1,096	29,998

		2,366,776

Food Products (0.9%)
Alico, Inc.	473	23,664
Boulder Brands, Inc.*	9,987	110,456
Calavo Growers, Inc.	12,803	605,582
Chiquita Brands International, Inc. (b)*	7,836	113,309
Coffee Holding Co., Inc.*	1,069	5,484
Farmer Bros Co.*	1,244	36,636
Freshpet, Inc.*	1,975	33,694
Golden Enterprises, Inc.	328	1,132
Inventure Foods, Inc.*	2,479	31,582
John B. Sanfilippo & Son, Inc.	1,364	62,062
Lifeway Foods, Inc.*	776	14,379
Limoneira Co.	1,835	45,838
Omega Protein Corp.*	3,481	36,794
Rocky Mountain Chocolate Factory, Inc.	920	12,144
S&W Seed Co.*	1,895	7,580
Seneca Foods Corp., Class A*	1,359	36,734

		1,177,070

Household Products (0.1%)
Central Garden & Pet Co., Class A*	7,050	$67,328
Oil-Dri Corp. of America	789	25,745
Orchids Paper Products Co.	1,294	37,668

		130,741

Personal Products (0.2%)
Female Health Co.	3,549	13,912
IGI Laboratories, Inc.*	5,198	45,743
Lifevantage Corp.*	17,144	22,287
Mannatech, Inc.*	359	9,567
Medifast, Inc.*	1,977	66,328
Natural Alternatives International, Inc.*	534	2,857
Nature’s Sunshine Products, Inc.	1,801	26,691
Nutraceutical International Corp.*	1,408	30,357
Synutra International, Inc.*	2,866	17,425
United-Guardian, Inc.	436	8,480

		243,647

Tobacco (0.0%)
22nd Century Group, Inc.*	7,389	12,192
Alliance One International, Inc.*	14,811	23,401
Vapor Corp.*	1,545	1,870

		37,463

Total Consumer Staples		4,027,333

Energy (1.4%)
Energy Equipment & Services (0.4%)
Aspen Aerogels, Inc.*	880	7,022
CHC Group Ltd.*	5,417	17,443
Dawson Geophysical Co.	1,337	16,351
ENGlobal Corp.*	3,027	5,751
Enservco Corp.*	2,990	4,814
Forbes Energy Services Ltd.*	1,946	2,355
Glori Energy, Inc.*	2,077	8,682
Gulf Island Fabrication, Inc.	2,354	45,644
Independence Contract Drilling, Inc.*	1,614	8,425
Matrix Service Co.*	4,333	96,712
Mitcham Industries, Inc.*	2,106	12,489
Natural Gas Services Group, Inc.*	2,056	47,370
Nordic American Offshore Ltd.	3,206	39,370
Nuverra Environmental Solutions, Inc.*	2,538	14,086
PHI, Inc. (Non-Voting)*	2,068	77,343
Profire Energy, Inc.*	2,422	5,522
RigNet, Inc.*	1,954	80,173
SAExploration Holdings, Inc.*	1,396	5,556
Synthesis Energy Systems, Inc.*	9,716	9,201
TGC Industries, Inc.*	2,626	5,672
Vantage Drilling Co.*	34,850	17,035
Willbros Group, Inc.*	6,669	41,815

		568,831

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (1.0%)
Abraxas Petroleum Corp.*	15,108	$44,418
Adams Resources & Energy, Inc.	367	18,332
American Eagle Energy Corp.*	5,229	3,256
Amyris, Inc.*	4,464	9,196
Apco Oil and Gas International, Inc.*	1,546	21,690
Ardmore Shipping Corp.	2,930	35,072
BPZ Resources, Inc.*	20,110	5,812
Callon Petroleum Co.*	9,163	49,938
DHT Holdings, Inc.	15,114	110,483
Earthstone Energy, Inc.*	231	5,428
Emerald Oil, Inc.*	9,541	11,449
Escalera Resources Co.*	2,261	1,176
Evolution Petroleum Corp.	3,212	23,865
FieldPoint Petroleum Corp.*	992	1,776
Frontline Ltd.*	10,876	27,299
FX Energy, Inc.*	9,300	14,415
Gastar Exploration, Inc.*	11,661	28,103
Hallador Energy Co.	1,767	19,455
Harvest Natural Resources, Inc.*	7,164	12,967
Hyperdynamics Corp.*	3,837	2,954
Isramco, Inc.*	149	20,562
Lilis Energy, Inc.*	4,048	2,915
Magellan Petroleum Corp.*	7,763	7,064
Midstates Petroleum Co., Inc.*	6,193	9,351
Miller Energy Resources, Inc.*	5,037	6,296
Navios Maritime Acquisition Corp.	13,530	49,114
Pacific Ethanol, Inc.*	3,884	40,122
Panhandle Oil and Gas, Inc., Class A	2,293	53,381
PEDEVCO Corp.*	3,047	1,371
PetroQuest Energy, Inc.*	9,833	36,775
PostRock Energy Corp.*	3,631	1,343
PrimeEnergy Corp.*	51	3,710
Quicksilver Resources, Inc.*	20,892	4,141
Renewable Energy Group, Inc.*	5,969	57,959
REX American Resources Corp.*	1,028	63,705
Ring Energy, Inc.*	3,392	35,616
Royale Energy, Inc.*	2,250	4,747
Saratoga Resources, Inc.*	4,247	922
Swift Energy Co.*	7,333	29,699
Teekay Tankers Ltd., Class A	10,257	51,900
Torchlight Energy Resources, Inc.*	2,268	1,860
TransAtlantic Petroleum Ltd.*	3,858	20,795
Triangle Petroleum Corp.*	11,015	52,652
U.S. Energy Corp.*	3,829	5,667
Uranerz Energy Corp.*	15,602	17,474
Uranium Energy Corp.*	14,585	25,524
Uranium Resources, Inc.*	2,675	4,976
Ur-Energy, Inc.*	21,830	18,992
VAALCO Energy, Inc.*	8,100	36,936
Vertex Energy, Inc.*	2,710	11,355
Warren Resources, Inc.*	12,345	19,875
Westmoreland Coal Co.*	2,471	82,062
Zion Oil & Gas, Inc.*	5,414	7,417

		1,233,362

Total Energy		1,802,193

Financials (16.2%)
Banks (7.1%)
1st Century Bancshares, Inc.*	1,107	$6,952
1st Constitution Bancorp*	975	10,394
Access National Corp.	1,262	21,366
Ameriana Bancorp	575	9,603
American National Bankshares, Inc.	1,340	33,245
American River Bankshares/California*	1,444	13,603
Ameris Bancorp	4,155	106,534
AmeriServ Financial, Inc.	3,222	10,117
Ames National Corp.	1,398	36,264
Anchor Bancorp, Inc./Washington*	476	9,710
Arrow Financial Corp.	1,819	50,004
Auburn National Bancorporation, Inc.	379	8,960
Banc of California, Inc.	5,474	62,787
Bancorp of New Jersey, Inc.	542	6,228
Bancorp, Inc.*	5,424	59,067
Bank of Commerce Holdings	2,370	14,149
Bank of Kentucky Financial Corp.	1,044	50,394
Bank of Marin Bancorp/California	989	52,012
Bank of South Carolina Corp.	664	9,847
Bankwell Financial Group, Inc.*	482	10,122
Banner Corp.	3,224	138,697
Bar Harbor Bankshares	1,019	32,608
Baylake Corp.	589	7,357
BCB Bancorp, Inc.	1,099	12,891
Blue Hills Bancorp, Inc.*	4,703	63,867
BNC Bancorp	3,320	57,137
Bridge Bancorp, Inc.	1,932	51,681
Bridge Capital Holdings*	1,643	36,770
Bryn Mawr Bank Corp.	2,277	71,270
BSB Bancorp, Inc./Massachusetts*	1,562	29,100
C&F Financial Corp.	586	23,288
C1 Financial, Inc.*	551	10,078
Camden National Corp.	1,239	49,362
Capital City Bank Group, Inc.	1,779	27,646
Cardinal Financial Corp.	5,283	104,762
Carolina Bank Holdings, Inc.*	470	4,371
Cascade Bancorp*	5,129	26,620
Centerstate Banks, Inc.	5,884	70,078
Central Valley Community Bancorp	1,418	15,711
Century Bancorp, Inc./Massachusetts, Class A	625	25,038
Chemung Financial Corp.	663	18,358
Citizens & Northern Corp.	2,123	43,882
Citizens Holding Co.	396	7,694
CNB Financial Corp./Pennsylvania	2,399	44,382
Coastway Bancorp, Inc.*	863	9,786
CoBiz Financial, Inc.	5,947	78,084
Codorus Valley Bancorp, Inc.	752	15,299
Community Bank Shares of Indiana, Inc.	522	14,459
Community Bankers Trust Corp.*	3,630	16,045
Community Financial Corp.	483	9,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Community Trust Bancorp, Inc.	2,580	$94,454
Community West Bancshares	365	2,471
CommunityOne Bancorp*	2,000	22,900
ConnectOne Bancorp, Inc.	3,764	71,516
CU Bancorp*	1,702	36,916
Customers Bancorp, Inc.*	4,237	82,452
DNB Financial Corp.	155	3,309
Eagle Bancorp, Inc.*	4,320	153,446
Eastern Virginia Bankshares, Inc.*	1,689	10,928
Enterprise Bancorp, Inc./Massachusetts	1,264	31,916
Enterprise Financial Services Corp.	3,285	64,813
Evans Bancorp, Inc.	534	13,163
Farmers Capital Bank Corp.*	1,246	29,019
Farmers National Banc Corp.	3,260	27,221
Fauquier Bankshares, Inc.	343	6,476
Fidelity Southern Corp.	2,754	44,367
Financial Institutions, Inc.	2,300	57,845
First Bancorp, Inc./Maine	1,653	29,903
First Bancorp/North Carolina	3,256	60,138
First Bancshares, Inc./Massachusetts	803	11,652
First Bank/New Jersey*	1,372	8,561
First Busey Corp.	12,036	78,354
First Business Financial Services, Inc.	670	32,100
First Capital Bancorp, Inc./Virginia*	340	1,496
First Citizens Banc Corp.	1,428	14,708
First Community Bancshares, Inc./Virginia	2,760	45,457
First Community Corp./ South Carolina	967	11,014
First Connecticut Bancorp, Inc./Connecticut	2,671	43,591
First Financial Corp./Indiana	1,905	67,856
First Internet Bancorp	779	13,040
First Merchants Corp.	5,941	135,158
First Mid-Illinois Bancshares, Inc.	54	1,002
First NBC Bank Holding Co.*	2,469	86,909
First of Long Island Corp.	2,007	56,939
First Security Group, Inc./Tennessee*	10,714	24,214
First South Bancorp, Inc./ North Carolina	1,507	11,996
First United Corp.*	1,194	10,256
Flushing Financial Corp.	5,012	101,593
German American Bancorp, Inc.	2,197	67,052
Great Southern Bancorp, Inc.	1,720	68,232
Green Bancorp, Inc.*	792	9,536
Guaranty Bancorp	2,507	36,201
Hampton Roads Bankshares, Inc.*	5,831	9,796
Hanmi Financial Corp.	5,249	114,481
Hawthorn Bancshares, Inc.	403	5,743
Heartland Financial USA, Inc.	2,608	70,677
Heritage Commerce Corp.	3,507	30,967
Heritage Financial Corp./Washington	5,004	87,820

Heritage Oaks Bancorp	3,777	$31,689
HomeTrust Bancshares, Inc.*	3,489	58,127
Horizon Bancorp/Indiana	1,561	40,805
Hudson Valley Holding Corp.	2,432	66,053
Independent Bank Corp./Michigan	3,683	48,063
Independent Bank Group, Inc.	1,511	59,020
Intervest Bancshares Corp.	3,001	30,160
Investar Holding Corp.	575	7,964
Lakeland Bancorp, Inc.	6,289	73,581
Lakeland Financial Corp.	2,732	118,760
Landmark Bancorp, Inc./Kansas	531	11,274
LCNB Corp.	1,399	21,083
LNB Bancorp, Inc.	1,381	24,899
Macatawa Bank Corp.	4,388	23,871
Mackinac Financial Corp.	747	9,016
MainSource Financial Group, Inc.	3,408	71,295
MBT Financial Corp.*	3,893	19,426
Melrose Bancorp, Inc.*	450	5,963
Mercantile Bank Corp.	2,839	59,676
Merchants Bancshares, Inc./Vermont	901	27,598
Metro Bancorp, Inc.*	2,352	60,964
Middleburg Financial Corp.	929	16,834
MidSouth Bancorp, Inc.	1,450	25,143
MidWestOne Financial Group, Inc.	1,180	33,996
Monarch Financial Holdings, Inc.	1,833	25,204
MutualFirst Financial, Inc.	952	20,915
National Bankshares, Inc./Virginia	1,172	35,617
NewBridge Bancorp*	5,484	47,766
Northrim BanCorp, Inc.	1,160	30,438
Oak Valley Bancorp	575	5,865
Ohio Valley Banc Corp.	299	7,281
Old Line Bancshares, Inc.	1,462	23,129
Old Point Financial Corp.	506	7,590
Old Second Bancorp, Inc.*	4,985	26,769
Orrstown Financial Services, Inc.*	1,377	23,381
Pacific Continental Corp.	2,999	42,526
Pacific Mercantile Bancorp*	1,956	13,770
Pacific Premier Bancorp, Inc.*	2,859	49,546
Palmetto Bancshares, Inc.	786	13,126
Park Sterling Corp.	7,454	54,787
Parke Bancorp, Inc.	801	9,212
Patriot National Bancorp, Inc.*	572	932
Peapack-Gladstone Financial Corp.	2,024	37,565
Penns Woods Bancorp, Inc.	804	39,605
Peoples Bancorp, Inc./Ohio	2,248	58,291
Peoples Financial Corp./Mississippi	571	7,109
Peoples Financial Services Corp.	1,257	62,448
Pinnacle Financial Partners, Inc.	16,529	653,557
Plumas Bancorp*	315	2,520
Preferred Bank/California	1,938	54,051
Premier Financial Bancorp, Inc.	1,218	18,976
QCR Holdings, Inc.	1,217	21,955
Renasant Corp.	5,180	149,857
Republic Bancorp, Inc./Kentucky, Class A	1,664	41,134

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Republic First Bancorp, Inc.*	5,145	$19,294
Salisbury Bancorp, Inc.	347	9,352
Sandy Spring Bancorp, Inc.	4,137	107,893
SB Financial Group, Inc.	759	7,104
Seacoast Banking Corp. of Florida*	3,209	44,124
Select Bancorp, Inc.*	281	2,071
ServisFirst Bancshares, Inc.	333	10,972
Shore Bancshares, Inc.*	2,093	19,465
Sierra Bancorp	2,050	35,998
Simmons First National Corp., Class A	2,692	109,430
Southern National Bancorp of Virginia, Inc.	1,488	16,814
Southside Bancshares, Inc.	3,960	114,474
Southwest Bancorp, Inc./Oklahoma	3,287	57,062
Square 1 Financial, Inc., Class A*	36,844	910,047
State Bank Financial Corp.	5,313	106,154
Stock Yards Bancorp, Inc.	2,432	81,083
Stonegate Bank	1,660	49,169
Suffolk Bancorp	1,911	43,399
Summit Financial Group, Inc.*	706	7,815
Summit State Bank	614	8,424
Sun Bancorp, Inc./New Jersey*	1,416	27,470
Sunshine Bancorp, Inc.*	741	9,062
Tompkins Financial Corp.	2,451	135,540
Towne Bank/Virginia	4,886	73,876
Trico Bancshares	3,713	91,711
TriState Capital Holdings, Inc.*	3,598	36,844
Triumph Bancorp, Inc.*	1,280	17,344
Two River Bancorp	1,252	10,554
Union Bankshares, Inc./Vermont	473	11,418
United Bancorp, Inc./Ohio	913	7,532
United Security Bancshares, Inc./Alabama	844	7,453
United Security Bancshares/California*	1,773	9,663
Unity Bancorp, Inc.	973	9,185
Univest Corp. of Pennsylvania	2,691	54,466
Valley Financial Corp./Virginia	433	8,578
Veritex Holdings, Inc.*	520	7,368
Washington Trust Bancorp, Inc.	2,430	97,637
WashingtonFirst Bankshares, Inc.	395	5,976
West Bancorp, Inc.	2,690	45,784
Westbury Bancorp, Inc.*	943	15,465
Wilshire Bancorp, Inc.	11,577	117,275
Yadkin Financial Corp.*	3,367	66,162

		8,953,706

Capital Markets (2.5%)
Actua Corp.*	6,736	124,414
Arlington Asset Investment Corp., Class A	3,613	96,142
CIFC Corp.	1,046	8,650
Cowen Group, Inc., Class A*	18,972	91,066
Diamond Hill Investment Group, Inc.	472	65,155
FBR & Co.*	1,319	32,434
Fifth Street Asset Management, Inc.*	1,005	14,020
GFI Group, Inc.	12,573	68,523

Hennessy Advisors, Inc.	595	$13,042
HFF, Inc., Class A	13,417	481,939
Institutional Financial Markets, Inc.	1,215	2,126
INTL FCStone, Inc.*	2,564	52,741
Ladenburg Thalmann Financial Services, Inc.*	16,434	64,914
Manning & Napier, Inc.	2,268	31,344
Medley Management, Inc., Class A	1,012	14,876
Noah Holdings Ltd. (ADR)*	23,726	495,873
Oppenheimer Holdings, Inc., Class A	1,676	38,967
Piper Jaffray Cos.*	13,889	806,812
Pzena Investment Management, Inc., Class A	1,886	17,842
RCS Capital Corp., Class A	1,528	18,703
Safeguard Scientifics, Inc.*	3,400	67,388
Silvercrest Asset Management Group, Inc., Class A	34,010	532,257
U.S. Global Investors, Inc., Class A	2,179	6,755
Westwood Holdings Group, Inc.	1,209	74,740

		3,220,723

Consumer Finance (0.1%)
Asta Funding, Inc.*	1,624	14,210
Consumer Portfolio Services, Inc.*	3,507	25,811
First Marblehead Corp.*	1,582	9,413
Imperial Holdings, Inc.*	2,762	18,008
JG Wentworth Co., Class A*	1,927	20,542
Nicholas Financial, Inc.*	1,761	26,239
QC Holdings, Inc.	1,100	1,782
Regional Management Corp.*	1,747	27,620

		143,625

Diversified Financial Services (0.2%)
A-Mark Precious Metals, Inc.*	692	6,899
California First National Bancorp	413	5,889
Gain Capital Holdings, Inc.	3,800	34,276
Life Partners Holdings, Inc.	1,442	961
Marlin Business Services Corp.	1,363	27,982
MicroFinancial, Inc.	1,487	15,175
NewStar Financial, Inc.*	4,363	55,846
PICO Holdings, Inc.*	3,729	70,292
Resource America, Inc., Class A	2,486	22,474
Tiptree Financial, Inc., Class A*	1,386	11,227

		251,021

Insurance (1.0%)
1347 Property Insurance Holdings, Inc.*	605	4,755
American Independence Corp.*	146	1,440
AMERISAFE, Inc.	3,055	129,410
Atlantic American Corp.	932	3,756
Atlas Financial Holdings, Inc.*	1,906	31,106
Baldwin & Lyons, Inc., Class B	1,506	38,825
Blue Capital Reinsurance Holdings Ltd.	1,096	19,454
Citizens, Inc./Texas*	7,213	54,819
Crawford & Co., Class B	4,651	47,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Donegal Group, Inc., Class A	1,320	$21,094
eHealth, Inc.*	2,908	72,467
EMC Insurance Group, Inc.	818	29,006
Federated National Holding Co.	2,287	55,254
First Acceptance Corp.*	2,694	6,870
Hallmark Financial Services, Inc.*	2,302	27,831
HCI Group, Inc.	1,479	63,952
Health Insurance Innovations, Inc., Class A*	896	6,415
Heritage Insurance Holdings, Inc.*	1,140	22,150
Independence Holding Co.	1,309	18,260
Investors Title Co.	222	16,064
Kansas City Life Insurance Co.	624	29,971
Kingstone Cos., Inc.	951	7,703
Meadowbrook Insurance Group, Inc.	8,180	69,203
National Interstate Corp.	1,137	33,883
Oxbridge Re Holdings Ltd.	825	4,851
Phoenix Cos., Inc.*	931	64,118
State National Cos., Inc.	4,249	50,903
Stewart Information Services Corp.	3,512	130,084
Unico American Corp.*	501	5,887
United Insurance Holdings Corp.	2,715	59,594
Universal Insurance Holdings, Inc.	5,115	104,602

		1,231,539

Real Estate Investment Trusts (REITs) (3.1%)
AG Mortgage Investment Trust, Inc. (REIT)	4,644	86,239
Agree Realty Corp. (REIT)	2,858	88,855
AmREIT, Inc. (REIT)	3,254	86,361
Apollo Commercial Real Estate Finance, Inc. (REIT)	7,521	123,044
Apollo Residential Mortgage, Inc. (REIT)	5,260	82,950
Ares Commercial Real Estate Corp. (REIT)	4,747	54,496
Armada Hoffler Properties, Inc. (REIT)	4,132	39,213
Ashford Hospitality Prime, Inc. (REIT)	4,031	69,172
Bluerock Residential Growth REIT, Inc. (REIT)	894	11,112
BRT Realty Trust (REIT)*	1,196	8,348
CareTrust REIT, Inc. (REIT)	3,303	40,726
CatchMark Timber Trust, Inc. (REIT), Class A	3,123	35,352
Cedar Realty Trust, Inc. (REIT)	13,077	95,985
Chatham Lodging Trust (REIT)	5,535	160,349
Cherry Hill Mortgage Investment Corp. (REIT)	1,142	21,116
City Office REIT, Inc. (REIT)	1,228	15,718
CorEnergy Infrastructure Trust, Inc. (REIT)	7,659	49,630
CyrusOne, Inc. (REIT)	17,155	472,620
Dynex Capital, Inc. (REIT)	8,988	74,151
Ellington Residential Mortgage REIT (REIT)	1,116	18,157

Excel Trust, Inc. (REIT)	10,048	$134,543
Five Oaks Investment Corp. (REIT)	1,701	18,371
Gladstone Commercial Corp. (REIT)	3,100	53,227
Gramercy Property Trust, Inc. (REIT)	30,571	210,940
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	4,318	61,445
Independence Realty Trust, Inc. (REIT)	3,154	29,364
JAVELIN Mortgage Investment Corp. (REIT)	1,925	19,962
Kite Realty Group Trust (REIT)	5,337	153,385
Monmouth Real Estate Investment Corp. (REIT)	9,210	101,955
New York Mortgage Trust, Inc. (REIT)	17,174	132,412
One Liberty Properties, Inc. (REIT)	2,046	48,429
Orchid Island Capital, Inc.	2,348	30,641
Owens Realty Mortgage, Inc. (REIT)	1,852	27,132
Physicians Realty Trust (REIT)	7,754	128,716
Preferred Apartment Communities, Inc. (REIT), Class A	3,291	29,948
QTS Realty Trust, Inc. (REIT), Class A	1,980	67,003
RAIT Financial Trust (REIT)	13,467	103,292
Rexford Industrial Realty, Inc. (REIT)	7,488	117,637
Sotherly Hotels, Inc. (REIT)	1,802	13,515
Summit Hotel Properties, Inc. (REIT)	13,977	173,874
Terreno Realty Corp. (REIT)	7,018	144,781
Trade Street Residential, Inc. (REIT)	3,107	23,893
UMH Properties, Inc. (REIT)	3,438	32,833
Universal Health Realty Income Trust (REIT)	1,926	92,679
Urstadt Biddle Properties, Inc. (REIT), Class A	4,160	91,021
Western Asset Mortgage Capital Corp. (REIT)	6,861	100,857
Wheeler Real Estate Investment Trust, Inc. (REIT)	1,341	5,297
Whitestone REIT (REIT)	3,827	57,826
ZAIS Financial Corp. (REIT)	1,352	23,322

		3,861,894

Real Estate Management & Development (0.6%)
American Realty Investors, Inc.*	499	2,725
AV Homes, Inc.*	1,865	27,173
Consolidated-Tomoka Land Co.	709	39,562
Farmland Partners, Inc.	1,275	13,273
Gladstone Land Corp. (REIT)	759	8,121
Griffin Land & Nurseries, Inc.	439	13,196
Intergroup Corp.*	196	3,452
J.W. Mays, Inc.*	80	3,888
Marcus & Millichap, Inc.*	20,237	672,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Maui Land & Pineapple Co., Inc.*	1,233	$7,484
Stratus Properties, Inc.*	304	4,141
Transcontinental Realty Investors, Inc. (REIT)*	270	2,816

		798,711

Thrifts & Mortgage Finance (1.6%)
Anchor BanCorp Wisconsin, Inc.*	1,091	37,574
ASB Bancorp, Inc.*	776	15,955
Atlantic Coast Financial Corp.*	751	2,989
Bank Mutual Corp.	7,696	52,795
BankFinancial Corp.	3,144	37,288
BBX Capital Corp., Class A*	1,377	22,652
Bear State Financial, Inc.*	786	8,646
Berkshire Hills Bancorp, Inc.	4,142	110,426
Cape Bancorp, Inc.	1,689	15,893
Charter Financial Corp./Maryland	2,942	33,686
Cheviot Financial Corp.	1,105	15,702
Chicopee Bancorp, Inc.	721	12,077
Citizens Community Bancorp, Inc.	230	2,093
Clifton Bancorp, Inc.	4,436	60,285
Dime Community Bancshares, Inc.	5,444	88,628
Eagle Bancorp Montana, Inc.	530	5,750
Entegra Financial Corp.*	1,105	15,901
ESB Financial Corp.	2,151	40,740
ESSA Bancorp, Inc.	1,488	17,856
Federal Agricultural Mortgage Corp., Class C	1,711	51,912
First Capital, Inc.	106	2,580
First Clover Leaf Financial Corp.	1,113	9,750
First Defiance Financial Corp.	1,623	55,279
First Financial Northwest, Inc.	2,351	28,306
Fox Chase Bancorp, Inc.	2,076	34,607
Franklin Financial Corp./Virginia*	1,662	35,201
FS Bancorp, Inc.	558	10,183
Greene County Bancorp, Inc.	143	4,226
Hamilton Bancorp, Inc./Maryland*	694	9,022
Hampden Bancorp, Inc.	566	12,112
Heritage Financial Group, Inc.	1,541	39,912
HF Financial Corp.	793	11,062
Hingham Institution for Savings	237	20,621
HMN Financial, Inc.*	645	7,998
Home Bancorp, Inc.	1,090	25,005
HomeStreet, Inc.	2,453	42,707
HopFed Bancorp, Inc.	1,006	12,796
IF Bancorp, Inc.	567	9,401
Impac Mortgage Holdings, Inc. (REIT)*	1,361	8,438
Jacksonville Bancorp, Inc.	92	2,116
LaPorte Bancorp, Inc.	799	9,980
Louisiana Bancorp, Inc.	85	1,928
Malvern Bancorp, Inc.*	743	9,042
Meridian Bancorp, Inc.*	3,426	38,440
Meta Financial Group, Inc.	1,050	36,792
Naugatuck Valley Financial Corp.*	1,296	11,133
New Hampshire Thrift Bancshares, Inc.	996	15,558

NMI Holdings, Inc., Class A*	8,263	$75,441
Northeast Community Bancorp, Inc.	843	6,086
Ocean Shore Holding Co.	1,261	18,171
OceanFirst Financial Corp.	2,303	39,473
Oconee Federal Financial Corp.	88	1,760
Oneida Financial Corp.	1,095	13,819
Pathfinder Bancorp, Inc.	116	1,133
Peoples Federal Bancshares, Inc.	893	20,128
Poage Bankshares, Inc.	615	8,918
Provident Financial Holdings, Inc.	1,334	20,183
Prudential Bancorp, Inc.	1,343	16,519
Pulaski Financial Corp.	1,824	22,490
River Valley Bancorp	228	4,827
Riverview Bancorp, Inc.*	3,793	16,993
Security National Financial Corp., Class A*	1,437	8,277
SI Financial Group, Inc.	2,231	24,853
Simplicity Bancorp, Inc.	1,343	23,032
Sound Financial Bancorp, Inc.	304	5,521
Southern Missouri Bancorp, Inc.	303	11,505
Stonegate Mortgage Corp.*	2,344	28,034
Territorial Bancorp, Inc.	1,509	32,519
Timberland Bancorp, Inc./Washington	1,104	11,702
Tree.com, Inc.*	1,058	51,144
United Community Bancorp	752	8,761
United Community Financial Corp./Ohio	8,501	45,650
United Financial Bancorp, Inc.	8,709	125,061
Walker & Dunlop, Inc.*	3,033	53,199
Waterstone Financial, Inc.	5,727	75,310
Westfield Financial, Inc.	3,491	25,624
WSFS Financial Corp.	1,475	113,413

		2,062,589

Total Financials		20,523,808

Health Care (29.6%)
Biotechnology (14.0%)
Acceleron Pharma, Inc.*	13,286	517,623
Achillion Pharmaceuticals, Inc.*	15,876	194,481
Actinium Pharmaceuticals, Inc.*	3,456	20,356
Adamas Pharmaceuticals, Inc.*	468	8,129
Advaxis, Inc.*	3,232	25,888
Affimed N.V.*	1,312	8,134
Agenus, Inc.*	10,346	41,074
Akebia Therapeutics, Inc.*	1,326	15,435
Alder Biopharmaceuticals, Inc.*	1,326	38,573
Aldeyra Therapeutics, Inc.*	269	1,942
AMAG Pharmaceuticals, Inc.*	3,590	153,006
Amicus Therapeutics, Inc.*	10,320	85,862
Anacor Pharmaceuticals, Inc.*	18,359	592,078
Anthera Pharmaceuticals, Inc.*	3,711	5,863
Applied Genetic Technologies Corp.*	916	19,254
ARCA Biopharma, Inc.*	3,032	2,891
Ardelyx, Inc.*	818	15,452
Argos Therapeutics, Inc.*	752	7,520
ArQule, Inc.*	9,283	11,325
Array BioPharma, Inc.*	20,656	97,703
Arrowhead Research Corp.*	8,939	65,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Atara Biotherapeutics, Inc.*	939	$25,118
Athersys, Inc.*	12,278	19,399
Auspex Pharmaceuticals, Inc.*	1,527	80,137
Avalanche Biotechnologies, Inc.*	10,456	564,624
AVEO Pharmaceuticals, Inc.*	8,434	7,086
BIND Therapeutics, Inc.*	1,257	6,788
BioCryst Pharmaceuticals, Inc.*	11,502	139,864
BioSpecifics Technologies Corp.*	588	22,709
Biota Pharmaceuticals, Inc.*	5,738	12,853
BioTime, Inc.*	8,628	32,182
Bluebird Bio, Inc.*	12,509	1,147,325
Calithera Biosciences, Inc.*	1,312	26,502
Cancer Genetics, Inc.*	1,093	7,301
Cara Therapeutics, Inc.*	946	9,432
CareDx, Inc.*	668	4,843
CASI Pharmaceuticals, Inc.*	3,276	4,357
Catalyst Pharmaceutical Partners, Inc.*	9,799	29,103
Celator Pharmaceuticals, Inc.*	3,308	6,484
Celladon Corp.*	1,309	25,565
Cellular Dynamics International, Inc.*	1,617	10,397
Cel-Sci Corp.*	11,646	6,766
Celsion Corp.*	2,790	6,501
Cerulean Pharma, Inc.*	1,590	9,890
ChemoCentryx, Inc.*	4,467	30,510
Chimerix, Inc.*	17,352	698,592
Coherus Biosciences, Inc.*	1,107	18,066
Conatus Pharmaceuticals, Inc.*	1,633	11,431
Concert Pharmaceuticals, Inc.*	1,106	14,732
CorMedix, Inc.*	3,895	7,439
Coronado Biosciences, Inc.*	5,107	12,461
CTI BioPharma Corp.*	24,508	57,839
Curis, Inc.*	14,385	21,577
Cyclacel Pharmaceuticals, Inc.*	3,682	2,577
Cytokinetics, Inc.*	5,596	44,824
Cytori Therapeutics, Inc.*	11,869	5,800
CytRx Corp.*	9,324	25,548
Dicerna Pharmaceuticals, Inc.*	631	10,393
Discovery Laboratories, Inc.*	14,256	16,537
Dynavax Technologies Corp.*	4,302	72,532
Eagle Pharmaceuticals, Inc.*	601	9,315
Eleven Biotherapeutics, Inc.*	801	9,516
Enanta Pharmaceuticals, Inc.*	1,696	86,242
Epizyme, Inc.*	13,145	248,046
Esperion Therapeutics, Inc.*	1,010	40,844
Fate Therapeutics, Inc.*	2,248	11,307
Fibrocell Science, Inc.*	4,033	10,324
Five Prime Therapeutics, Inc.*	2,827	76,329
Flexion Therapeutics, Inc.*	988	19,948
Foundation Medicine, Inc.*	19,529	433,934
Galectin Therapeutics, Inc.*	3,034	10,528
Galena Biopharma, Inc.*	19,555	29,528
Genocea Biosciences, Inc.*	695	4,865
GenVec, Inc.*	3,199	6,846
Geron Corp.*	25,707	83,548
GlobeImmune, Inc.*	130	975
GlycoMimetics, Inc.*	1,334	9,605
GTx, Inc.*	3,816	2,786
Harvard Apparatus Regenerative Technology, Inc.*	1,399	4,449
Heat Biologics, Inc.*	749	3,520

Heron Therapeutics, Inc.*	3,894	$39,174
Hyperion Therapeutics, Inc.*	2,231	53,544
Idera Pharmaceuticals, Inc.*	9,889	43,610
Ignyta, Inc.*	2,516	17,235
Immune Design Corp.*	981	30,195
ImmunoCellular Therapeutics Ltd.*	10,110	7,380
Immunomedics, Inc.*	13,569	65,131
Infinity Pharmaceuticals, Inc.*	46,489	785,199
Inovio Pharmaceuticals, Inc.*	9,855	90,469
Insmed, Inc.*	8,109	125,446
Insys Therapeutics, Inc.*	1,635	68,932
IsoRay, Inc.*	9,177	13,398
KaloBios Pharmaceuticals, Inc.*	5,103	8,828
Karyopharm Therapeutics, Inc.*	10,449	391,106
Kindred Biosciences, Inc.*	1,746	13,008
Kite Pharma, Inc.*	8,953	516,320
KYTHERA Biopharmaceuticals, Inc.*	2,850	98,838
La Jolla Pharmaceutical Co.*	1,988	36,679
Loxo Oncology, Inc.*	558	6,556
Lpath, Inc., Class A*	3,077	8,677
MacroGenics, Inc.*	3,274	114,819
Medgenics, Inc.*	2,711	13,718
MediciNova, Inc.*	3,590	10,914
MEI Pharma, Inc.*	4,332	18,498
Minerva Neurosciences, Inc.*	820	4,953
Mirati Therapeutics, Inc.*	1,217	22,539
Nanosphere, Inc.*	15,655	6,138
NanoViricides, Inc.*	7,090	19,285
Navidea Biopharmaceuticals, Inc.*	24,546	46,392
NeoStem, Inc.*	3,927	14,805
Neothetics, Inc.*	730	5,460
NephroGenex, Inc.*	568	7,583
Neuralstem, Inc.*	11,272	30,660
Neurocrine Biosciences, Inc.*	27,744	619,801
NewLink Genetics Corp.*	3,248	129,108
Northwest Biotherapeutics, Inc.*	6,196	33,149
Ohr Pharmaceutical, Inc.*	3,444	28,723
OncoGenex Pharmaceuticals, Inc.*	3,353	7,678
OncoMed Pharmaceuticals, Inc.*	2,066	44,956
Onconova Therapeutics, Inc.*	2,119	6,972
Oncothyreon, Inc.*	13,137	24,960
Opexa Therapeutics, Inc.*	4,669	3,362
Oragenics, Inc.*	2,185	1,945
Orexigen Therapeutics, Inc.*	20,080	121,685
Organovo Holdings, Inc.*	10,229	74,160
Osiris Therapeutics, Inc.*	3,077	49,201
Otonomy, Inc.*	1,174	39,129
OvaScience, Inc.*	2,537	112,186
OXiGENE, Inc.*	3,718	5,986
Palatin Technologies, Inc.*	6,591	4,811
Peregrine Pharmaceuticals, Inc.*	28,977	40,278
Pfenex, Inc.*	1,578	11,551
PharmAthene, Inc.*	8,681	15,713
Progenics Pharmaceuticals, Inc.*	75,290	569,192
ProQR Therapeutics N.V.*	18,116	392,574
Proteon Therapeutics, Inc.*	1,150	11,960
Prothena Corp. plc*	4,369	90,700
PTC Therapeutics, Inc.*	18,554	960,541

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Radius Health, Inc.*	1,270	$49,416
Raptor Pharmaceutical Corp.*	10,271	108,051
Receptos, Inc.*	9,489	1,162,497
Recro Pharma, Inc.*	786	2,248
Regado Biosciences, Inc.*	2,411	2,201
Regulus Therapeutics, Inc.*	22,673	363,675
Repligen Corp.*	17,532	347,134
Retrophin, Inc.*	3,503	42,877
Rigel Pharmaceuticals, Inc.*	14,533	32,990
Ruthigen, Inc.*	485	1,712
RXi Pharmaceuticals Corp.*	2,701	4,322
Sage Therapeutics, Inc.*	13,724	502,298
Sangamo BioSciences, Inc.*	26,992	410,548
SIGA Technologies, Inc.*	5,710	8,222
Sophiris Bio, Inc.*	2,452	1,324
Sorrento Therapeutics, Inc.*	3,795	38,216
Spectrum Pharmaceuticals, Inc.*	10,735	74,394
StemCells, Inc.*	11,545	10,841
Stemline Therapeutics, Inc.*	1,892	32,278
Sunesis Pharmaceuticals, Inc.*	8,262	21,068
Synergy Pharmaceuticals, Inc.*	15,350	46,818
Synta Pharmaceuticals Corp.*	10,658	28,244
Synthetic Biologics, Inc.*	9,545	13,936
T2 Biosystems, Inc.*	964	18,547
Targacept, Inc.*	5,648	14,854
Tenax Therapeutics, Inc.*	4,048	15,544
TESARO, Inc.*	17,625	655,474
TetraLogic Pharmaceuticals Corp.*	668	3,220
TG Therapeutics, Inc.*	4,501	71,296
Threshold Pharmaceuticals, Inc.*	8,720	27,730
Tokai Pharmaceuticals, Inc.*	962	14,180
Tonix Pharmaceuticals Holding Corp.*	1,761	10,284
Trevena, Inc.*	1,829	10,937
TrovaGene, Inc.*	3,167	13,618
Ultragenyx Pharmaceutical, Inc.*	9,785	429,366
Vanda Pharmaceuticals, Inc.*	6,484	92,851
Venaxis, Inc.*	4,838	8,563
Verastem, Inc.*	38,535	352,210
Vericel Corp.*	3,798	11,546
Versartis, Inc.*	1,121	25,166
Vical, Inc.*	14,173	14,882
Vitae Pharmaceuticals, Inc.*	917	15,259
Vital Therapies, Inc.*	925	23,060
Xencor, Inc.*	2,441	39,154
XOMA Corp.*	14,827	53,229
Zafgen, Inc.*	1,113	34,325
ZIOPHARM Oncology, Inc.*	13,312	67,492

		17,751,005

Health Care Equipment & Supplies (7.3%)
Accuray, Inc.*	12,569	94,896
Alliqua, Inc.*	1,899	10,065
Alphatec Holdings, Inc.*	10,533	14,852
Amedica Corp.*	673	538
AngioDynamics, Inc.*	4,013	76,287
Anika Therapeutics, Inc.*	2,359	96,106
Antares Pharma, Inc.*	19,130	49,164
Atossa Genetics, Inc.*	3,045	4,354
AtriCure, Inc.*	33,191	662,492
Atrion Corp.	250	85,003

AxoGen, Inc.*	2,366	$8,494
Biolase, Inc.*	5,243	13,789
Bovie Medical Corp.*	2,902	10,534
BSD Medical Corp.*	6,009	2,133
Cardiovascular Systems, Inc.*	25,559	768,815
CAS Medical Systems, Inc.*	3,568	5,887
Cerus Corp.*	12,793	79,828
Cesca Therapeutics, Inc.*	4,650	4,743
Chembio Diagnostics, Inc.*	1,416	5,508
CryoLife, Inc.	4,589	51,993
Cutera, Inc.*	2,366	25,269
Cynosure, Inc., Class A*	3,655	100,220
Daxor Corp.	154	1,040
Derma Sciences, Inc.*	3,704	34,484
Digirad Corp.	2,836	12,365
EnteroMedics, Inc.*	9,763	13,864
ERBA Diagnostics, Inc.*	1,321	4,188
Exactech, Inc.*	1,588	37,429
Fonar Corp.*	967	10,057
GenMark Diagnostics, Inc.*	6,824	92,875
Hansen Medical, Inc.*	13,737	7,635
Inogen, Inc.*	24,709	775,121
InspireMD, Inc.*	6,045	4,700
Invacare Corp.	5,253	88,040
iRadimed Corp.*	409	5,276
Iridex Corp.*	1,153	9,835
K2M Group Holdings, Inc.*	37,114	774,569
Kewaunee Scientific Corp.	362	6,444
LDR Holding Corp.*	17,218	564,406
LeMaitre Vascular, Inc.	2,129	16,287
Merit Medical Systems, Inc.*	7,024	121,726
MGC Diagnostics Corp.*	757	4,845
Misonix, Inc.*	1,009	12,481
Natus Medical, Inc.*	5,261	189,606
Nevro Corp.*	10,207	394,705
NxStage Medical, Inc.*	53,466	958,645
Ocular Therapeutix, Inc.*	920	21,638
OraSure Technologies, Inc.*	9,156	92,842
Oxford Immunotec Global plc*	2,114	28,793
PhotoMedex, Inc.*	2,259	3,456
Retractable Technologies, Inc.*	1,551	7,755
Rockwell Medical, Inc.*	7,675	78,899
Roka Bioscience, Inc.*	787	3,471
RTI Surgical, Inc.*	9,368	48,714
Second Sight Medical Products, Inc.*	658	6,751
Sientra, Inc.*	20,943	351,633
Span-America Medical Systems, Inc.	400	6,800
Spectranetics Corp.*	20,843	720,751
STAAR Surgical Co.*	6,300	57,393
Stereotaxis, Inc.*	3,086	4,567
Sunshine Heart, Inc.*	2,862	12,135
SurModics, Inc.*	2,099	46,388
Symmetry Surgical, Inc.*	1,553	12,096
Synergetics USA, Inc.*	3,929	17,091
Tandem Diabetes Care, Inc.*	1,350	17,145
TearLab Corp.*	4,982	13,202
TransEnterix, Inc.*	4,735	13,779
TriVascular Technologies, Inc.*	1,259	15,826
Unilife Corp.*	17,904	59,978
Uroplasty, Inc.*	3,515	7,241

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Utah Medical Products, Inc.	616	$36,991
Vascular Solutions, Inc.*	2,806	76,211
Veracyte, Inc.*	1,008	9,737
Vermillion, Inc.*	4,879	9,709
Vision-Sciences, Inc.*	5,081	3,557
Zeltiq Aesthetics, Inc.*	40,431	1,128,429

		9,224,571

Health Care Providers & Services (2.9%)
AAC Holdings, Inc.*	23,744	734,164
AdCare Health Systems, Inc.*	2,452	9,808
Addus HomeCare Corp.*	1,042	25,289
Adeptus Health, Inc., Class A*	914	34,184
Alliance HealthCare Services, Inc.*	852	17,883
Almost Family, Inc.*	1,359	39,343
Amedisys, Inc.*	4,480	131,488
AMN Healthcare Services, Inc.*	7,616	149,274
BioScrip, Inc.*	11,227	78,477
BioTelemetry, Inc.*	4,329	43,420
Civitas Solutions, Inc.*	1,910	32,527
Cross Country Healthcare, Inc.*	5,102	63,673
Diversicare Healthcare Services, Inc.	606	5,727
Ensign Group, Inc.	3,282	145,688
ExamWorks Group, Inc.*	14,284	594,072
Five Star Quality Care, Inc.*	7,058	29,291
Gentiva Health Services, Inc.*	5,171	98,507
HealthEquity, Inc.*	25,866	658,290
Healthways, Inc.*	5,157	102,521
InfuSystems Holdings, Inc.*	3,392	10,685
Joint Corp./The*	594	3,790
Landauer, Inc.	1,550	52,917
LHC Group, Inc.*	2,022	63,046
National Research Corp., Class A	1,643	22,986
PDI, Inc.*	1,844	3,301
PharMerica Corp.*	4,912	101,727
Providence Service Corp.*	1,892	68,944
Psychemedics Corp.	919	13,849
RadNet, Inc.*	5,398	46,099
Sharps Compliance Corp.*	2,141	9,121
Skilled Healthcare Group, Inc., Class A*	3,881	33,260
Triple-S Management Corp., Class B*	4,075	97,433
Trupanion, Inc.*	1,360	9,425
U.S. Physical Therapy, Inc.	2,007	84,214
USMD Holdings, Inc.*	184	2,112

		3,616,535

Health Care Technology (0.5%)
HealthStream, Inc.*	3,462	102,060
Icad, Inc.*	1,990	18,248
Imprivata, Inc.*	33,873	440,349
Medical Transcription Billing Corp.*	491	1,144
Merge Healthcare, Inc.*	11,772	41,908
Simulations Plus, Inc.	1,689	11,283
Streamline Health Solutions, Inc.*	2,827	12,241
Vocera Communications, Inc.*	3,683	38,377

		665,610

Life Sciences Tools & Services (1.8%)
Affymetrix, Inc.*	11,914	$117,591
Albany Molecular Research, Inc.*	3,859	62,825
Apricus Biosciences, Inc.*	6,160	6,160
BG Medicine, Inc.*	4,104	1,892
Cambrex Corp.*	5,006	108,230
Enzo Biochem, Inc.*	5,801	25,756
Fluidigm Corp.*	31,321	1,056,457
Harvard Bioscience, Inc.*	5,241	29,716
INC Research Holdings, Inc., Class A*	23,910	614,248
NanoString Technologies, Inc.*	1,651	22,998
NeoGenomics, Inc.*	6,693	27,910
Pacific Biosciences of California, Inc.*	9,364	73,414
pSivida Corp.*	4,488	18,446
Sequenom, Inc.*	19,108	70,700

		2,236,343

Pharmaceuticals (3.1%)
AcelRx Pharmaceuticals, Inc.*	4,154	27,956
Achaogen, Inc.*	1,140	14,877
Acura Pharmaceuticals, Inc.*	5,117	2,303
Adamis Pharmaceuticals Corp.*	1,807	11,149
Aerie Pharmaceuticals, Inc.*	1,726	50,382
Agile Therapeutics, Inc.*	1,507	9,253
Alexza Pharmaceuticals, Inc.*	3,066	4,568
Alimera Sciences, Inc.*	4,341	24,049
Amphastar Pharmaceuticals, Inc.*	1,454	16,881
Ampio Pharmaceuticals, Inc.*	6,632	22,748
ANI Pharmaceuticals, Inc.*	1,130	63,721
Aratana Therapeutics, Inc.*	4,733	84,342
Avanir Pharmaceuticals, Inc.*	31,619	535,942
Biodel, Inc.*	3,437	4,571
BioDelivery Sciences International, Inc.*	6,872	82,601
Bio-Path Holdings, Inc.*	12,084	32,143
Cempra, Inc.*	4,034	94,839
Columbia Laboratories, Inc.*	1,871	10,478
Corcept Therapeutics, Inc.*	8,672	26,016
Corium International, Inc.*	969	5,911
Cumberland Pharmaceuticals, Inc.*	1,935	11,610
Depomed, Inc.*	50,420	812,266
Dermira, Inc.*	1,272	23,036
Dipexium Pharmaceuticals, Inc.*	544	6,193
Durect Corp.*	17,082	13,481
Egalet Corp.*	669	3,807
Endocyte, Inc.*	6,017	37,847
Evoke Pharma, Inc.*	489	2,885
Foamix Pharmaceuticals Ltd.*	1,099	7,704
Heska Corp.*	1,043	18,910
Imprimis Pharmaceuticals, Inc.*	1,162	8,715
Intersect ENT, Inc.*	43,009	797,817
Intra-Cellular Therapies, Inc.*	2,790	49,243
Lipocine, Inc.*	1,573	8,274
Marinus Pharmaceuticals, Inc.*	897	9,454
Ocera Therapeutics, Inc.*	2,122	13,517
Omeros Corp.*	5,572	138,074
Pain Therapeutics, Inc.*	6,494	13,183
Paratek Pharmaceuticals, Inc.	216	8,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pernix Therapeutics Holdings, Inc.*	5,512	$51,758
POZEN, Inc.*	4,494	35,952
ProPhase Labs, Inc.*	1,893	2,707
Relypsa, Inc.*	2,771	85,347
Repros Therapeutics, Inc.*	4,009	39,970
Revance Therapeutics, Inc.*	1,440	24,394
SciClone Pharmaceuticals, Inc.*	8,429	73,838
SCYNEXIS, Inc.*	1,044	10,419
Sucampo Pharmaceuticals, Inc., Class A*	2,907	41,512
Supernus Pharmaceuticals, Inc.*	4,804	39,873
Tetraphase Pharmaceuticals, Inc.*	4,292	170,435
TherapeuticsMD, Inc.*	17,656	78,569
Theravance Biopharma, Inc.*	3,855	57,517
VIVUS, Inc.*	14,666	42,238
XenoPort, Inc.*	9,483	83,166
Zogenix, Inc.*	20,418	27,973

		3,974,741

Total Health Care		37,468,805

Industrials (10.5%)
Aerospace & Defense (2.8%)
Aerovironment, Inc.*	24,232	660,322
Air Industries Group	987	10,344
American Science & Engineering, Inc.	1,281	66,484
API Technologies Corp.*	5,435	11,577
Arotech Corp.*	3,339	7,746
Astronics Corp.*	11,813	653,377
Astrotech Corp.*	2,459	6,074
Breeze-Eastern Corp.*	667	6,770
CPI Aerostructures, Inc.*	1,422	14,917
Ducommun, Inc.*	1,769	44,720
Engility Holdings, Inc.*	2,879	123,221
Innovative Solutions & Support, Inc.*	2,181	6,936
KEYW Holding Corp.*	5,349	55,523
Kratos Defense & Security Solutions, Inc.*	7,451	37,404
LMI Aerospace, Inc.*	1,773	24,999
National Presto Industries, Inc.	795	46,142
SIFCO Industries, Inc.	440	12,826
Sparton Corp.*	1,659	47,016
TASER International, Inc.*	62,684	1,659,872

		3,496,270

Air Freight & Logistics (0.9%)
Air Transport Services Group, Inc.*	8,567	73,334
Echo Global Logistics, Inc.*	31,960	933,232
Park-Ohio Holdings Corp.	1,439	90,700
Radiant Logistics, Inc.*	3,705	15,672

		1,112,938

Airlines (0.7%)
Hawaiian Holdings, Inc.*	28,565	744,118
Republic Airways Holdings, Inc.*	8,184	119,405

		863,523

Building Products (1.1%)
Alpha Pro Tech Ltd.*	2,302	$5,916
American Woodmark Corp.*	2,026	81,932
Builders FirstSource, Inc.*	7,618	52,336
Gibraltar Industries, Inc.*	5,066	82,373
Insteel Industries, Inc.	2,988	70,457
Norcraft Cos., Inc.*	1,228	23,700
Patrick Industries, Inc.*	1,347	59,241
PGT, Inc.*	7,789	75,008
Tecogen, Inc.*	1,049	5,486
Trex Co., Inc.*	22,475	956,986

		1,413,435

Commercial Services & Supplies (1.2%)
Acme United Corp.	402	8,036
AMREP Corp.*	548	2,104
ARC Document Solutions, Inc.*	6,667	68,137
Casella Waste Systems, Inc., Class A*	6,421	25,941
CECO Environmental Corp.	3,475	54,001
Cenveo, Inc.*	9,228	19,379
Compx International, Inc.	212	2,502
Courier Corp.	1,899	28,333
Ecology and Environment, Inc., Class A	445	4,090
Ennis, Inc.	4,301	57,934
Fuel Tech, Inc.*	2,615	10,015
Heritage-Crystal Clean, Inc.*	1,717	21,171
Hudson Technologies, Inc.*	3,673	13,847
Industrial Services of America, Inc.*	899	5,313
InnerWorkings, Inc.*	5,795	45,143
Intersections, Inc.	1,501	5,869
Kimball International, Inc., Class B	5,584	50,926
MagneGas Corp.*	4,057	2,795
Metalico, Inc.*	9,427	3,205
Multi-Color Corp.	2,035	112,780
NL Industries, Inc.*	1,147	9,864
Performant Financial Corp.*	4,950	32,918
Perma-Fix Environmental Services*	1,768	7,691
Quest Resource Holding Corp. (b)*	2,242	3,228
SP Plus Corp.*	2,509	63,302
Standard Register Co.*	881	2,872
Team, Inc.*	3,338	135,055
TRC Cos., Inc.*	2,750	17,435
U.S. Ecology, Inc.	15,463	620,376
Versar, Inc.*	1,471	4,648
Viad Corp.	3,339	89,018
Virco Manufacturing Corp.*	2,529	6,171

		1,534,099

Construction & Engineering (0.5%)
Ameresco, Inc., Class A*	3,267	22,869
Argan, Inc.	2,062	69,366
Comfort Systems USA, Inc.	6,177	105,750
Furmanite Corp.*	6,137	47,991
Goldfield Corp.*	4,061	9,868
Great Lakes Dredge & Dock Corp.*	9,826	84,111

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Integrated Electrical Services, Inc.*	1,366	$10,655
Layne Christensen Co.*	3,296	31,444
MYR Group, Inc.*	3,498	95,845
Northwest Pipe Co.*	1,554	46,806
NV5 Holdings, Inc.*	346	4,498
Orion Marine Group, Inc.*	4,507	49,802
Sterling Construction Co., Inc.*	3,074	19,643
Willdan Group, Inc.*	1,116	15,055

		613,703

Electrical Equipment (0.5%)
Active Power, Inc.*	3,347	6,158
Allied Motion Technologies, Inc.	1,119	26,509
American Electric Technologies, Inc.*	793	4,346
American Superconductor Corp.*	11,363	8,418
Broadwind Energy, Inc.*	2,493	13,437
Capstone Turbine Corp.*	53,340	39,434
Enphase Energy, Inc.*	3,039	43,427
Espey Manufacturing & Electronics Corp.	333	7,925
FuelCell Energy, Inc.*	38,174	58,788
Global Power Equipment Group, Inc.	2,815	38,875
Ideal Power, Inc.*	971	7,049
LSI Industries, Inc.	3,632	24,661
Magnetek, Inc.*	553	22,479
Ocean Power Technologies, Inc.*	3,105	1,970
Orion Energy Systems, Inc.*	3,581	19,696
Pioneer Power Solutions, Inc.*	293	2,740
Powell Industries, Inc.	1,515	74,341
Power Solutions International, Inc.*	724	37,366
PowerSecure International, Inc.*	3,621	42,185
Preformed Line Products Co.	437	23,873
Real Goods Solar, Inc., Class A*	7,056	3,409
Revolution Lighting Technologies, Inc.*	6,048	8,165
SL Industries, Inc.*	493	19,227
TCP International Holdings Ltd.*	1,118	6,876
Ultralife Corp.*	1,959	6,132
Vicor Corp.*	2,681	32,440
ZBB Energy Corp.*	5,712	2,913

		582,839

Machinery (1.0%)
Accuride Corp.*	6,285	27,277
Adept Technology, Inc.*	1,827	15,858
Alamo Group, Inc.	1,087	52,654
ARC Group Worldwide, Inc.*	546	5,536
Chicago Rivet & Machine Co.	123	3,776
Columbus McKinnon Corp.	3,253	91,214
Commercial Vehicle Group, Inc.*	4,421	29,444
Douglas Dynamics, Inc.	3,658	78,391
Dynamic Materials Corp.	2,263	36,253
Eastern Co.	1,027	17,613
Energy Recovery, Inc.*	6,326	33,338
ExOne Co.*	1,640	27,552
Federal Signal Corp.	10,289	158,862
FreightCar America, Inc.	1,988	52,304
Gencor Industries, Inc.*	889	8,357

Global Brass & Copper Holdings, Inc.	3,502	$46,086
Graham Corp.	1,637	47,097
Hardinge, Inc.	2,141	25,521
Hurco Cos., Inc.	1,077	36,715
Kadant, Inc.	1,827	77,995
Key Technology, Inc.*	953	12,198
L.B. Foster Co., Class A	1,693	82,229
L.S. Starrett Co., Class A	1,160	23,119
Lydall, Inc.*	2,785	91,404
Manitex International, Inc.*	2,307	29,322
MFRI, Inc.*	1,069	7,494
Miller Industries, Inc.	1,849	38,441
NN, Inc.	2,905	59,727
Omega Flex, Inc.	458	17,317
PMFG, Inc.*	3,131	16,375
Superior Drilling Products, Inc.*	1,345	5,595
Supreme Industries, Inc., Class A	2,038	14,388
Tecumseh Products Co.*	3,083	9,527
Twin Disc, Inc.	1,327	26,354
Xerium Technologies, Inc.*	1,776	28,025

		1,333,358

Marine (0.1%)
Baltic Trading Ltd.	7,955	19,967
Eagle Bulk Shipping, Inc.*	28	411
International Shipholding Corp.	929	13,842
Knightsbridge Shipping Ltd.	5,562	25,196
Rand Logistics, Inc.*	2,713	10,716
Safe Bulkers, Inc.	6,429	25,137
Ultrapetrol Bahamas Ltd.*	3,454	7,392

		102,661

Professional Services (1.1%)
Barrett Business Services, Inc.	1,191	32,633
CBIZ, Inc.*	6,761	57,874
CDI Corp.	2,324	41,158
Corporate Resource Services, Inc.*	3,298	3,958
CRA International, Inc.*	1,562	47,360
CTPartners Executive Search, Inc.*	954	14,491
Franklin Covey Co.*	1,812	35,080
GP Strategies Corp.*	2,156	73,153
Heidrick & Struggles International, Inc.	2,983	68,758
Hill International, Inc.*	4,812	18,478
Hudson Global, Inc.*	3,867	11,988
Lightbridge Corp.*	2,716	4,210
Mastech Holdings, Inc.*	264	2,804
Odyssey Marine Exploration, Inc.*	13,916	12,942
Paylocity Holding Corp.*	28,779	751,420
Pendrell Corp.*	27,154	37,472
RCM Technologies, Inc.	1,691	11,837
Resources Connection, Inc.	6,328	104,096
Spherix, Inc.*	4,777	5,159
VSE Corp.	686	45,207

		1,380,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Road & Rail (0.3%)
Celadon Group, Inc.	3,427	$77,759
Covenant Transportation Group, Inc., Class A*	1,683	45,626
FRP Holdings, Inc.*	1,094	42,896
P.A.M. Transportation Services, Inc.*	533	27,631
Providence and Worcester Railroad Co.	503	9,059
Quality Distribution, Inc.*	4,482	47,688
USA Truck, Inc.*	1,030	29,252
YRC Worldwide, Inc.*	5,129	115,351

		395,262

Trading Companies & Distributors (0.3%)
Aceto Corp.	4,682	101,599
BlueLinx Holdings, Inc.*	6,552	7,600
CAI International, Inc.*	2,688	62,361
Empire Resources, Inc.	865	4,135
Erickson, Inc.*	1,049	8,749
Essex Rental Corp.*	3,283	4,333
General Finance Corp.*	1,881	18,547
Houston Wire & Cable Co.	2,904	34,703
Huttig Building Products, Inc.*	3,654	12,241
Lawson Products, Inc.*	956	25,401
Neff Corp., Class A*	1,715	19,328
Stock Building Supply Holdings, Inc.*	2,405	36,845
Titan Machinery, Inc.*	2,835	39,520
Transcat, Inc.*	1,185	11,933
Willis Lease Finance Corp.*	871	19,075

		406,370

Total Industrials		13,234,536

Information Technology (21.5%)
Communications Equipment (2.1%)
Alliance Fiber Optic Products, Inc.	2,052	29,775
Applied Optoelectronics, Inc.*	2,471	27,725
Aviat Networks, Inc.*	10,301	15,451
Bel Fuse, Inc., Class B	1,641	44,865
Black Box Corp.	2,541	60,730
CalAmp Corp.*	5,884	107,677
Calix, Inc.*	6,777	67,906
Clearfield, Inc.*	1,848	22,749
ClearOne, Inc.	1,121	10,829
Communications Systems, Inc.	1,189	12,710
Comtech Telecommunications Corp.	2,495	78,642
Digi International, Inc.*	3,921	36,426
Emcore Corp.*	4,354	23,076
Emulex Corp.*	11,577	65,642
Energous Corp.*	1,020	11,179
Extreme Networks, Inc.*	15,775	55,686
Infosonics Corp.*	1,864	2,032
Interphase Corp.*	1,283	2,912
KVH Industries, Inc.*	2,565	32,447
Meru Networks, Inc.*	2,985	11,224
MRV Communications, Inc.*	808	8,023
Novatel Wireless, Inc.*	5,629	18,125
Numerex Corp., Class A*	2,365	26,157

Oclaro, Inc.*	15,493	$27,578
ParkerVision, Inc.*	16,374	14,899
PC-Tel, Inc.	3,110	26,933
Procera Networks, Inc.*	3,331	23,950
RELM Wireless Corp.*	1,523	7,310
Resonant, Inc.*	486	5,647
Ruckus Wireless, Inc.*	68,913	828,334
ShoreTel, Inc.*	10,230	75,190
Sierra Wireless, Inc.*	18,843	892,970
Tessco Technologies, Inc.	915	26,535
Westell Technologies, Inc., Class A*	7,369	11,054
xG Technology, Inc.*	2,327	1,188
Zhone Technologies, Inc.*	4,377	7,747

		2,721,323

Electronic Equipment, Instruments & Components (2.5%)
Acorn Energy, Inc.*	3,684	2,840
Agilysys, Inc.*	2,431	30,606
Checkpoint Systems, Inc.*	6,813	93,542
ChyronHego Corp.*	3,085	8,638
ClearSign Combustion Corp.*	1,149	8,422
Control4 Corp.*	22,030	338,601
CTS Corp.	5,523	98,475
CUI Global, Inc.*	3,350	24,958
Daktronics, Inc.	6,169	77,174
DTS, Inc.*	2,775	85,331
Echelon Corp.*	7,255	12,334
Elecsys Corp.*	435	7,578
Electro Rent Corp.	2,672	37,515
Electro Scientific Industries, Inc.	4,051	31,436
eMagin Corp.*	2,904	6,679
FARO Technologies, Inc.*	15,585	976,868
Frequency Electronics, Inc.*	1,198	13,693
GSI Group, Inc.*	4,974	73,217
ID Systems, Inc.*	1,917	12,825
Identiv, Inc.*	1,422	19,752
IEC Electronics Corp.*	1,534	7,287
IntriCon Corp.*	971	6,613
Iteris, Inc.*	3,445	5,960
Kemet Corp.*	7,415	31,143
Key Tronic Corp.*	1,775	14,094
Kimball Electronics, Inc.*	4,185	50,304
LoJack Corp.*	3,013	7,623
LRAD Corp.*	5,620	15,174
Maxwell Technologies, Inc.*	51,177	466,734
Mercury Systems, Inc.*	5,437	75,683
Mesa Laboratories, Inc.	454	35,099
MicroVision, Inc.*	7,031	12,234
MOCON, Inc.	960	17,126
Multi-Fineline Electronix, Inc.*	1,465	16,452
NAPCO Security Technologies, Inc.*	2,167	10,185
Neonode, Inc.*	5,517	18,647
Netlist, Inc.*	5,828	4,254
PAR Technology Corp.*	1,660	10,209
Park Electrochemical Corp.	3,405	84,887
PC Connection, Inc.	1,581	38,814
PCM, Inc.*	1,588	15,118
Perceptron, Inc.	1,521	15,134
Planar Systems, Inc.*	3,228	27,018
RadiSys Corp.*	5,321	12,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Research Frontiers, Inc.*	4,011	$20,536
RF Industries Ltd.	1,228	4,998
Richardson Electronics Ltd.	1,985	19,850
SigmaTron International, Inc.*	683	4,562
Speed Commerce, Inc.*	8,026	24,800
Superconductor Technologies, Inc.*	2,151	5,958
Uni-Pixel, Inc.*	1,751	9,963
Viasystems Group, Inc.*	850	13,838
Vishay Precision Group, Inc.*	2,064	35,418
Wayside Technology Group, Inc.	679	11,686
Wireless Telecom Group, Inc.*	3,082	8,075

		3,118,411

Internet Software & Services (6.8%)
Aerohive Networks, Inc.*	1,597	7,666
Amber Road, Inc.*	47,257	482,967
ARI Network Services, Inc.*	1,299	4,923
Autobytel, Inc.*	1,480	16,132
Bazaarvoice, Inc.*	8,154	65,558
Benefitfocus, Inc.*	22,511	739,261
Blucora, Inc.*	6,906	95,648
Borderfree, Inc.*	978	8,763
Brightcove, Inc.*	5,234	40,720
BroadVision, Inc.*	568	3,363
Carbonite, Inc.*	2,897	41,340
Care.com, Inc.*	1,048	8,677
ChannelAdvisor Corp.*	25,751	555,707
comScore, Inc.*	19,168	889,970
Constant Contact, Inc.*	8,818	323,621
Demand Media, Inc.*	1,475	9,027
Dice Holdings, Inc.*	6,341	63,473
Digital River, Inc.*	5,345	132,182
E2open, Inc.*	3,827	36,777
EarthLink Holdings Corp.	16,737	73,475
eGain Corp.*	2,565	13,287
Everyday Health, Inc.*	1,261	18,600
Five9, Inc.*	2,011	9,009
Global Eagle Entertainment, Inc.*	6,600	89,826
Glowpoint, Inc.*	3,308	3,606
GTT Communications, Inc.*	2,628	34,768
Hortonworks, Inc.*	23,000	621,000
Internap Corp.*	8,900	70,844
Intralinks Holdings, Inc.*	6,419	76,386
iPass, Inc.*	9,192	12,593
Limelight Networks, Inc.*	9,958	27,584
Liquidity Services, Inc.*	3,996	32,647
LiveDeal, Inc.*	1,387	4,355
LivePerson, Inc.*	77,796	1,096,924
Local Corp.*	4,289	4,461
Marchex, Inc., Class B	5,330	24,465
Marin Software, Inc.*	4,384	37,089
MeetMe, Inc.*	5,751	8,799
Millennial Media, Inc.*	12,502	20,003
Monster Worldwide, Inc.*	14,845	68,584
Net Element International, Inc.*	979	1,106
Onvia, Inc.*	1,004	5,040
Perficient, Inc.*	5,646	105,185
Q2 Holdings, Inc.*	1,616	30,445
QuinStreet, Inc.*	5,651	34,302
RealNetworks, Inc.*	3,736	26,301

Reis, Inc.	1,354	$35,434
Remark Media, Inc.*	1,278	5,713
Rightside Group Ltd.*	1,475	9,912
SciQuest, Inc.*	4,479	64,722
SMTP, Inc.	411	2,499
Spark Networks, Inc.*	3,403	12,217
Stamps.com, Inc.*	2,325	111,577
Support.com, Inc.*	8,982	18,952
Synacor, Inc.*	3,846	7,692
TechTarget, Inc.*	2,694	30,631
Textura Corp.*	25,692	731,451
TheStreet, Inc.	5,505	13,102
Travelzoo, Inc.*	1,222	15,422
Tremor Video, Inc.*	5,873	16,855
TrueCar, Inc.*	32,497	744,181
United Online, Inc.*	2,330	33,901
Unwired Planet, Inc.*	16,661	16,661
Viggle, Inc.*	728	1,922
Wix.com Ltd.*	21,363	448,623
World Energy Solutions, Inc.*	2,036	11,198
XO Group, Inc.*	4,399	80,106
YuMe, Inc.*	2,987	15,054
Zix Corp.*	9,791	35,248

		8,539,532

IT Services (0.9%)
Cartesian, Inc.*	1,443	6,133
Cass Information Systems, Inc.	1,881	100,163
Ciber, Inc.*	12,869	45,685
Computer Task Group, Inc.	2,516	23,977
Datalink Corp.*	3,264	42,106
Edgewater Technology, Inc.*	1,370	10,282
Global Cash Access Holdings, Inc.*	10,761	76,941
Hackett Group, Inc.	4,162	36,584
Higher One Holdings, Inc.*	5,542	23,332
Information Services Group, Inc.*	5,469	23,079
Innodata, Inc.*	3,890	11,359
InterCloud Systems, Inc.*	1,602	4,678
Lionbridge Technologies, Inc.*	10,577	60,818
Luxoft Holding, Inc.*	11,505	443,058
Mattersight Corp.*	2,284	14,275
ModusLink Global Solutions, Inc.*	6,062	22,732
NCI, Inc., Class A*	928	9,475
PFSweb, Inc.*	1,949	24,674
Planet Payment, Inc.*	7,208	14,993
PRGX Global, Inc.*	4,535	25,940
ServiceSource International, Inc.*	11,183	52,336
StarTek, Inc.*	2,105	20,524
Sysorex Global Holdings Corp.*	1,288	2,627
WidePoint Corp.*	11,504	15,876

		1,111,647

Semiconductors & Semiconductor Equipment (2.8%)
Alpha & Omega Semiconductor Ltd.*	3,554	31,453
Ambarella, Inc.*	23,681	1,201,100
Amtech Systems, Inc.*	1,674	16,991
ANADIGICS, Inc.*	14,202	10,651
Audience, Inc.*	2,301	10,124
Axcelis Technologies, Inc.*	18,300	46,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

AXT, Inc.*	5,403	$15,128
Cascade Microtech, Inc.*	2,093	30,579
CEVA, Inc.*	3,427	62,166
Cohu, Inc.	4,159	49,492
CVD Equipment Corp.*	811	11,670
CyberOptics Corp.*	1,093	10,504
DSP Group, Inc.*	3,654	39,719
Entropic Communications, Inc.*	14,543	36,794
Exar Corp.*	6,475	66,045
FormFactor, Inc.*	9,121	78,441
GigOptix, Inc.*	4,609	5,531
GSI Technology, Inc.*	3,041	15,175
Inphi Corp.*	5,139	94,969
Integrated Silicon Solution, Inc.	47,986	795,128
Intermolecular, Inc.*	3,475	6,707
inTEST Corp.*	1,308	5,572
IXYS Corp.	4,037	50,866
Kopin Corp.*	10,724	38,821
Mattson Technology, Inc.*	12,153	41,320
MaxLinear, Inc., Class A*	4,625	34,271
MoSys, Inc.*	7,866	14,709
Nanometrics, Inc.*	3,901	65,615
NeoPhotonics Corp.*	3,487	11,786
NVE Corp.*	785	55,570
PDF Solutions, Inc.*	4,988	74,122
Pericom Semiconductor Corp.*	3,612	48,906
Photronics, Inc.*	10,103	83,956
Pixelworks, Inc.*	3,591	16,375
QuickLogic Corp.*	8,946	28,090
Rubicon Technology, Inc.*	4,305	19,674
Rudolph Technologies, Inc.*	5,414	55,385
Sigma Designs, Inc.*	5,503	40,722
Silicon Image, Inc.*	12,863	71,004
STR Holdings, Inc.*	3,790	5,192
Ultra Clean Holdings, Inc.*	4,820	44,730
Vitesse Semiconductor Corp.*	9,061	34,251
Xcerra Corp.*	8,774	80,370

		3,556,522

Software (5.2%)
A10 Networks, Inc.*	2,103	9,169
Actuate Corp. (b)*	7,520	49,632
American Software, Inc., Class A	4,023	36,650
Asure Software, Inc.*	863	4,747
Aware, Inc.	2,355	10,692
BSQUARE Corp.*	1,998	9,091
Callidus Software, Inc.*	7,959	129,971
Comverse, Inc.*	3,649	68,528
Cover-All Technologies, Inc.*	2,794	3,548
Covisint Corp.*	6,197	16,422
Cyan, Inc.*	4,633	11,583
Datawatch Corp.*	1,483	13,332
Digimarc Corp.	1,062	28,833
Document Security Systems, Inc.*	6,501	2,925
Ellie Mae, Inc.*	17,679	712,817
EnerNOC, Inc.*	4,413	68,181
Envivio, Inc.*	3,090	4,141
Epiq Systems, Inc.	5,078	86,732
ePlus, Inc.*	850	64,337
Evolving Systems, Inc.	1,519	14,233
Exa Corp.*	1,725	20,321
FalconStor Software, Inc.*	4,715	6,318

Finjan Holdings, Inc.*	1,127	$3,043
Gigamon, Inc.*	3,944	69,927
GlobalSCAPE, Inc.	2,251	4,997
Globant S.A.*	1,052	16,432
Glu Mobile, Inc.*	14,714	57,385
GSE Systems, Inc.*	2,692	4,280
Guidance Software, Inc.*	2,928	21,228
Imperva, Inc.*	3,622	179,035
Jive Software, Inc.*	7,012	42,282
Liquid Holdings Group, Inc.*	6,528	2,056
Mandalay Digital Group, Inc.*	3,954	13,167
Materialise N.V. (ADR)*	61,629	586,708
Mavenir Systems, Inc.*	37,014	501,910
Mind CTI Ltd.	2,598	10,210
Mitek Systems, Inc.*	4,267	14,124
Model N, Inc.*	3,195	33,931
NetSol Technologies, Inc.*	1,398	5,830
Park City Group, Inc.*	1,638	14,775
Paycom Software, Inc.*	1,055	27,778
QAD, Inc., Class A	1,003	22,688
Qualys, Inc.*	27,668	1,044,467
Rally Software Development Corp.*	4,058	46,139
Rosetta Stone, Inc.*	3,528	34,433
Rubicon Project, Inc.*	60,765	980,747
Sapiens International Corp. N.V.*	4,005	29,517
SeaChange International, Inc.*	5,342	34,082
Smith Micro Software, Inc.*	5,420	5,257
Sonic Foundry, Inc.*	676	5,165
Sphere 3D Corp.*	1	4
TeleCommunication Systems, Inc., Class A*	8,016	25,010
Telenav, Inc.*	4,546	30,322
TigerLogic Corp.*	2,586	1,112
TubeMogul, Inc.*	29,746	670,772
Upland Software, Inc.*	617	5,899
VASCO Data Security International, Inc.*	4,826	136,141
Vringo, Inc.*	12,482	6,866
Wave Systems Corp., Class A*	7,372	5,898
Yodlee, Inc.*	44,070	537,654

		6,603,474

Technology Hardware, Storage & Peripherals (1.2%)
Astro-Med, Inc.	967	15,956
Concurrent Computer Corp.	1,652	11,713
Cray, Inc.*	17,754	612,158
Crossroads Systems, Inc.*	2,201	5,503
Dot Hill Systems Corp.*	9,863	43,594
Hutchinson Technology, Inc.*	4,659	16,307
Imation Corp.*	5,367	20,341
Immersion Corp.*	4,647	44,007
Intevac, Inc.*	3,952	30,707
Quantum Corp.*	35,963	63,295
Qumu Corp.*	1,457	19,917
Silicon Graphics International Corp.*	5,643	64,217
TransAct Technologies, Inc.	1,486	7,980
USA Technologies, Inc.*	5,594	9,006
Violin Memory, Inc.*	123,951	593,725
Xplore Technologies Corp.*	967	6,527

		1,564,953

Total Information Technology		27,215,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Materials (1.6%)
Chemicals (0.9%)
Advanced Emissions Solutions, Inc.*	3,571	$81,383
American Vanguard Corp.	4,680	54,382
Chase Corp.	1,101	39,625
China Green Agriculture, Inc.	3,561	5,413
Codexis, Inc.*	4,621	11,645
Core Molding Technologies, Inc.*	1,261	17,402
Flotek Industries, Inc.*	22,199	415,787
ForceField Energy, Inc.*	1,988	12,803
FutureFuel Corp.	3,588	46,716
Hawkins, Inc.	1,729	74,917
Ikonics Corp.*	154	2,040
KMG Chemicals, Inc.	1,580	31,600
Landec Corp.*	4,368	60,322
Marrone Bio Innovations, Inc.*	2,370	8,556
Northern Technologies International Corp.*	640	13,658
OMNOVA Solutions, Inc.*	7,706	62,727
Penford Corp.*	1,611	30,109
Rentech, Inc.*	1,980	2,495
Senomyx, Inc.*	6,906	41,505
TOR Minerals International, Inc.*	257	1,894
Trecora Resources*	3,393	49,877
Zep, Inc.	3,750	56,812

		1,121,668

Construction Materials (0.1%)
U.S. Concrete, Inc.*	2,340	66,573
United States Lime & Minerals, Inc.	314	22,878

		89,451

Containers & Packaging (0.1%)
AEP Industries, Inc.*	669	38,903
Myers Industries, Inc.	4,292	75,539
UFP Technologies, Inc.*	1,012	24,880

		139,322

Metals & Mining (0.3%)
A.M. Castle & Co.*	3,045	24,299
Allied Nevada Gold Corp.*	20,167	17,545
Ampco-Pittsburgh Corp.	1,343	25,853
Comstock Mining, Inc.*	13,585	10,325
Energy Fuels, Inc.*	3,004	18,595
Friedman Industries, Inc.	1,243	8,713
General Moly, Inc.*	11,076	6,313
Gold Resource Corp.	6,194	20,936
Handy & Harman Ltd.*	671	30,886
Horsehead Holding Corp.*	8,319	131,690
Noranda Aluminum Holding Corp.	7,200	25,344
Olympic Steel, Inc.	1,474	26,208
Rare Element Resources Ltd.*	7,992	3,037
Ryerson Holding Corp.*	1,791	17,785
Solitario Exploration & Royalty Corp.*	6,496	5,976
Synalloy Corp.	1,302	22,928
U.S. Antimony Corp.*	9,420	6,594

Universal Stainless & Alloy Products, Inc.*	1,157	$29,098
Walter Energy, Inc.	10,536	14,540

		446,665

Paper & Forest Products (0.2%)
Neenah Paper, Inc.	2,703	162,910
Verso Paper Corp.*	2,443	8,379
Wausau Paper Corp.	6,834	77,703

		248,992

Total Materials		2,046,098

Telecommunication Services (1.0%)
Diversified Telecommunication Services (0.8%)
8x8, Inc.*	14,496	132,783
Alaska Communications Systems Group, Inc.*	8,184	14,649
Alteva*	1,033	7,283
Consolidated Communications Holdings, Inc.	8,264	229,987
FairPoint Communications, Inc.*	3,392	48,200
General Communication, Inc., Class A*	5,904	81,180
Hawaiian Telcom Holdco, Inc.*	1,738	47,917
IDT Corp., Class B	2,753	55,913
inContact, Inc.*	9,979	87,715
Inteliquent, Inc.	5,311	104,255
Lumos Networks Corp.	3,092	52,008
magicJack VocalTec Ltd.*	2,865	23,264
ORBCOMM, Inc.*	8,945	58,500
Straight Path Communications, Inc., Class B*	1,524	28,880
Towerstream Corp.*	9,954	18,415

		990,949

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	3,771	28,924
NTELOS Holdings Corp.	2,877	12,055
Shenandoah Telecommunications Co.	3,938	123,062
Spok Holdings, Inc.	3,529	61,263

		225,304

Total Telecommunication Services		1,216,253

Utilities (0.5%)
Electric Utilities (0.1%)
Genie Energy Ltd., Class B*	2,278	14,078
Spark Energy, Inc., Class A	507	7,143
Unitil Corp.	2,292	84,048

		105,269

Gas Utilities (0.1%)
Chesapeake Utilities Corp.	2,374	117,893
Delta Natural Gas Co., Inc.	1,179	25,054
Gas Natural, Inc.	1,877	20,684
RGC Resources, Inc.	465	10,230

		173,861

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.0%)
American DG Energy, Inc.*	5,073	$3,044
Atlantic Power Corp.	19,662	53,284

		56,328

Water Utilities (0.3%)
Artesian Resources Corp., Class A	1,314	29,683
Cadiz, Inc.*	2,925	32,760
Connecticut Water Service, Inc.	1,799	65,286
Consolidated Water Co., Ltd.	2,457	26,241
Middlesex Water Co.	2,651	61,132
Pure Cycle Corp.*	2,865	11,460
SJW Corp.	2,555	82,067
York Water Co.	2,149	49,878

		358,507

Total Utilities		693,965

Total Common Stocks (98.0%) (Cost $110,762,144)		123,985,813

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15*	457	$—

Total Consumer Staples Discretionary		—

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15 (b)*†	78	$—

Total Health Care		—

Total Rights (Cost $—)		—

	Number of Warrants	Value (Note 1)

WARRANTS:
Industrials (0.0%)
Marine (0.0%)
Eagle Bulk Shipping, Inc., expiring 10/15/21* (Cost $—)	452	$615

Total Investments (98.0%) (Cost $110,762,144)		123,986,428
Other Assets Less Liabilities (2.0%)		2,480,007

Net Assets (100%)		$126,466,435

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	9	March-15	$1,054,119	$1,080,630	$26,511

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$15,738,014	$18,946	$—	$15,756,960
Consumer Staples	4,018,853	8,480	—	4,027,333
Energy	1,802,193	—	—	1,802,193
Financials	20,510,612	13,196	—	20,523,808
Health Care	37,468,805	—	—	37,468,805
Industrials	13,176,439	58,097	—	13,234,536
Information Technology	27,198,736	17,126	—	27,215,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Materials	$2,028,696	$17,402	$—		$2,046,098
Telecommunication Services	1,216,253	—	—		1,216,253
Utilities	693,965	—	—		693,965
Futures	26,511	—	—		26,511
Rights
Consumer Discretionary	—	—	—		—
Health Care	—	—	—	(a)	—
Warrants
Industrials	615	—	—		615

Total Assets	$123,879,692	$133,247	$—		$124,012,939

Total Liabilities	$—	$—	$—		$—

Total	$123,879,692	$133,247	$—		$124,012,939

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$26,511	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(2,851)	$(2,851)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$26,511	$26,511

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $947,000 for nine months during the period ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the period ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$146,893,130
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$87,601,949

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,766,731
Aggregate gross unrealized depreciation	(9,191,948)

Net unrealized appreciation	$12,574,783

Federal income tax cost of investments	$111,411,645

For the period ended December 31, 2014, the Portfolio incurred approximately $303 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $110,762,144)	$123,986,428
Cash	3,083,862
Cash held as collateral at broker	68,000
Receivable for securities sold	121,589
Dividends, interest and other receivables	69,639
Deferred offering cost	6,804
Receivable from Separate Accounts for Trust shares sold	236

Total assets	127,336,558

LIABILITIES
Payable for securities purchased	723,499
Investment management fees payable	74,833
Administrative fees payable	12,979
Due to broker for futures variation margin	9,751
Payable to Separate Accounts for Trust shares redeemed	9,414
Trustees’ fees payable	181
Distribution fees payable – Class IB	6
Accrued expenses	39,460

Total liabilities	870,123

NET ASSETS	$126,466,435

Net assets were comprised of:
Paid in capital	$112,377,238
Accumulated undistributed net investment income (loss)	30,635
Accumulated undistributed net realized gain (loss) on investments and futures	807,767
Net unrealized appreciation (depreciation) on investments and futures	13,250,795

Net assets	$126,466,435

Class IB
Net asset value, offering and redemption price per share, $26,892 / 2,500 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.76

Class K
Net asset value, offering and redemption price per share, $126,439,543 / 11,736,748 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.77

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2014*

INVESTMENT INCOME
Dividends (net of $718 foreign withholding tax)	$620,332
Interest	2,089

Total income	622,421

EXPENSES
Investment management fees	682,925
Administrative fees	115,452
Custodian fees	58,000
Professional fees	42,530
Offering costs	16,623
Printing and mailing expenses	7,209
Trustees’ fees	1,559
Distribution fees – Class IB	43
Miscellaneous	4,486

Gross expenses	928,827
Less: Waiver from investment manager	(83,862)

Net expenses	844,965

NET INVESTMENT INCOME (LOSS)	(222,544)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,192,262
Futures	(2,851)

Net realized gain (loss)	1,189,411

Change in unrealized appreciation (depreciation) on:
Investments	8,108,041
Futures	26,511

Net change in unrealized appreciation (depreciation)	8,134,552

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,323,963

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,101,419

*	The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(222,544)
Net realized gain (loss) on investments and futures	1,189,411
Net change in unrealized appreciation (depreciation) on investments and futures	8,134,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,101,419

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,500 shares ]	25,000

Total Class IB transactions	25,000

Class K
Capital shares sold [ 789,017 shares ]	7,730,823
Capital shares sold in-kind (Note 9) [ 11,525,821 shares ]	115,258,210
Capital shares repurchased [ (578,090) shares ]	(5,649,017)

Total Class K transactions	117,340,016

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	117,365,016

TOTAL INCREASE (DECREASE) IN NET ASSETS	126,466,435
NET ASSETS:
Beginning of period	—

End of period (a)	$126,466,435

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$30,635

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/LORD ABBETT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)
Net realized and unrealized gain (loss) on investments and futures	0.80

Total from investment operations	0.76

Net asset value, end of period	$10.76

Total return (b)	7.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%
Before waivers and reimbursements (a)	6.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.54	)%(l)
Before waivers and reimbursements (a)	(5.25	)%(l)
Portfolio turnover rate (z)^	85%

Class K	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)
Net realized and unrealized gain (loss) on investments and futures	0.79

Total from investment operations	0.77

Net asset value, end of period	$10.77

Total return (b)	7.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$126,440
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%
Before waivers and reimbursements (a)	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.28	)%(l)
Before waivers and reimbursements (a)	(0.37	)%(l)
Portfolio turnover rate (z)^	85%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
Since Incept.
Portfolio – Class IB Shares*	3.86%
Portfolio – Class K Shares*	4.06
Russell 2000® Growth Index	9.62
* Date of inception 4/21/14. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.86% for the period ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 9.62% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the period ended December 31, 2014

What helped performance during the period:

•	The Portfolio’s underweight in the Energy sector was advantageous to relative performance, as the sector was the weakest performer in the benchmark during the period.

•

Overweights relative to the benchmark in individual holdings XPO Logistics, Inc., a provider of freight transportation services, Tessera Technologies, Inc., a company focused on miniaturization technologies and Agios Pharmaceuticals, Inc. contributed to relative performance during the period.

What hurt performance during the period:

•	Stock selection was the leading detractor from relative performance, detracting in all but the Utilities sector, where it was neutral.

•	An overweight in Financial Engines, Inc., the nation’s largest defined contribution managed account provider, was the leading individual detractor from relative performance.

•	Overweighting Advisory Board Co., a global research, technology, and consulting firm for hospital and university executives, hurt performance relative to the benchmark.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

We look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	27.3%
Health Care	21.0
Consumer Discretionary	19.5
Industrials	12.8
Financials	8.2
Materials	3.5
Consumer Staples	1.8
Energy	1.3
Telecommunication Services	0.4
Utilities	0.1
Cash and Other	4.1

100.0%

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,008.32	$6.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	1,009.29	5.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.5%)
Auto Components (0.7%)
American Axle & Manufacturing Holdings, Inc.*	10,083	$227,775
Cooper Tire & Rubber Co.	826	28,621
Cooper-Standard Holding, Inc.*	117	6,772
Dana Holding Corp.	12,515	272,076
Dorman Products, Inc.*	3,993	192,742
Drew Industries, Inc.*	3,504	178,949
Fox Factory Holding Corp.*	1,666	27,039
Gentherm, Inc.*	5,199	190,387
Modine Manufacturing Co.*	2,069	28,138
Motorcar Parts of America, Inc.*	2,620	81,456
Remy International, Inc.	142	2,971
Shiloh Industries, Inc.*	1,182	18,593
Standard Motor Products, Inc.	1,724	65,719
Stoneridge, Inc.*	3,231	41,551
Strattec Security Corp.	386	31,876
Tenneco, Inc.*	9,028	511,075
Tower International, Inc.*	3,066	78,336

		1,984,076

Automobiles (0.0%)
Winnebago Industries, Inc.	4,061	88,367

Distributors (0.2%)
Core-Mark Holding Co., Inc.	341	21,118
Pool Corp.	6,654	422,130

		443,248

Diversified Consumer Services (0.6%)
2U, Inc.*	604	11,875
American Public Education, Inc.*	2,462	90,774
Bright Horizons Family Solutions, Inc.*	4,530	212,955
Capella Education Co.	1,619	124,598
Carriage Services, Inc.	428	8,967
Collectors Universe, Inc.	1,073	22,383
Grand Canyon Education, Inc.*	6,912	322,514
ITT Educational Services, Inc.*	373	3,584
K12, Inc.*	2,206	26,185
Liberty Tax, Inc.*	552	19,728
LifeLock, Inc.*	11,916	220,565
Sotheby’s, Inc.	9,042	390,434
Strayer Education, Inc.*	1,606	119,294
Weight Watchers International, Inc.*	3,818	94,839

		1,668,695

Hotels, Restaurants & Leisure (5.4%)
BJ’s Restaurants, Inc.*	771	38,712
Bloomin’ Brands, Inc.*	11,448	283,452
Boyd Gaming Corp.*	9,270	118,471
Bravo Brio Restaurant Group, Inc.*	2,627	36,542
Buffalo Wild Wings, Inc.*	2,799	504,884
Caesars Entertainment Corp.*	992	15,564
Cheesecake Factory, Inc.	7,399	372,244
Churchill Downs, Inc.	1,276	121,603
Chuy’s Holdings, Inc.*	2,475	48,683
ClubCorp Holdings, Inc.	3,145	56,390

Cracker Barrel Old Country Store, Inc.	2,637	$371,184
Dave & Buster’s Entertainment, Inc.*	786	21,458
Del Frisco’s Restaurant Group, Inc.*	3,502	83,137
Denny’s Corp.*	8,660	89,285
Diamond Resorts International, Inc.*	5,246	146,363
DineEquity, Inc.	970	100,531
El Pollo Loco Holdings, Inc.*	1,011	20,190
Famous Dave’s of America, Inc.*	661	17,364
Fiesta Restaurant Group, Inc.*	75,154	4,569,363
Habit Restaurants, Inc., Class A*	17,869	578,062
Ignite Restaurant Group, Inc.*	1,162	9,145
Interval Leisure Group, Inc.	4,521	94,444
Jack in the Box, Inc.	5,910	472,564
Jamba, Inc.*	2,523	38,072
Krispy Kreme Doughnuts, Inc.*	121,762	2,403,582
La Quinta Holdings, Inc.*	4,682	103,285
Life Time Fitness, Inc.*	350	19,817
Morgans Hotel Group Co.*	1,184	9,282
Nathan’s Famous, Inc.*	448	35,840
Noodles & Co.*	1,628	42,898
Papa John’s International, Inc.	4,518	252,104
Papa Murphy’s Holdings, Inc.*	881	10,237
Pinnacle Entertainment, Inc.*	8,538	189,970
Popeyes Louisiana Kitchen, Inc.*	3,490	196,382
Potbelly Corp.*	2,335	30,051
Red Robin Gourmet Burgers, Inc.*	2,121	163,264
Ruth’s Hospitality Group, Inc.	3,378	50,670
Scientific Games Corp., Class A*	4,790	60,977
Sonic Corp.	5,660	154,122
Texas Roadhouse, Inc.	10,287	347,289
Vail Resorts, Inc.	5,344	486,999
Zoe’s Kitchen, Inc.*	63,427	1,897,102

		14,661,578

Household Durables (0.6%)
Beazer Homes USA, Inc.*	1,752	33,919
Cavco Industries, Inc.*	1,317	104,399
Century Communities, Inc.*	157	2,713
Dixie Group, Inc.*	1,737	15,928
Helen of Troy Ltd.*	1,603	104,291
Installed Building Products, Inc.*	1,344	23,950
iRobot Corp.*	24,659	856,160
KB Home	9,263	153,303
La-Z-Boy, Inc.	6,609	177,385
LGI Homes, Inc.*	578	8,624
Libbey, Inc.*	2,986	93,880
TRI Pointe Homes, Inc.*	2,223	33,901
Turtle Beach Corp.*	1,051	3,353
Universal Electronics, Inc.*	2,339	152,105
William Lyon Homes, Class A*	466	9,446

		1,773,357

Internet & Catalog Retail (4.8%)
Blue Nile, Inc.*	83,361	3,001,830
Coupons.com, Inc.*	83,724	1,486,101
EVINE Live, Inc.*	1,987	13,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

FTD Cos., Inc.*	281	$9,784
Groupon, Inc.*	119,253	985,030
HSN, Inc.	4,905	372,780
Jumei International Holding Ltd. (ADR)*	65,146	887,289
MakeMyTrip Ltd.*	69,974	1,818,624
Nutrisystem, Inc.	4,259	83,263
Ocado Group plc*	325,236	1,996,413
Orbitz Worldwide, Inc.*	3,422	28,163
Overstock.com, Inc.*	1,731	42,011
Peixe Urbano, Inc. (ADR)(b)*†	10,195	—
PetMed Express, Inc.	2,992	42,995
Qunar Cayman Islands Ltd. (ADR)*	27,443	780,205
RetailMeNot, Inc.*	4,642	67,866
Shutterfly, Inc.*	3,466	144,515
Travelport Worldwide Ltd.	2,010	36,180
Wayfair, Inc., Class A*	63,535	1,261,170

		13,057,313

Leisure Products (0.2%)
Arctic Cat, Inc.	690	24,495
Brunswick Corp.	6,888	353,079
Escalade, Inc.	209	3,154
Malibu Boats, Inc., Class A*	1,241	23,914
Marine Products Corp.	1,528	12,896
Nautilus, Inc.*	2,761	41,912
Smith & Wesson Holding Corp.*	8,209	77,739
Sturm Ruger & Co., Inc.	2,899	100,393

		637,582

Media (0.5%)
Carmike Cinemas, Inc.*	3,566	93,679
Cinedigm Corp., Class A*	3,255	5,273
Crown Media Holdings, Inc., Class A*	4,392	15,548
Cumulus Media, Inc., Class A*	14,540	61,504
Entravision Communications Corp., Class A	8,172	52,954
Eros International plc*	1,145	24,228
Global Sources Ltd.*	249	1,584
Gray Television, Inc.*	7,367	82,510
Loral Space & Communications, Inc.*	1,935	152,304
Martha Stewart Living Omnimedia, Inc., Class A*	3,345	14,417
MDC Partners, Inc., Class A	1,597	36,284
National CineMedia, Inc.	2,143	30,795
Nexstar Broadcasting Group, Inc., Class A	4,533	234,764
Radio One, Inc., Class D*	2,984	4,983
ReachLocal, Inc.*	1,261	4,338
Rentrak Corp.*	1,334	97,142
Saga Communications, Inc., Class A	100	4,348
Sinclair Broadcast Group, Inc., Class A	10,181	278,552
Townsquare Media, Inc., Class A*	803	10,600
World Wrestling Entertainment, Inc., Class A	4,486	55,357

		1,261,164

Multiline Retail (0.1%)
Burlington Stores, Inc.*	3,771	$178,217
Tuesday Morning Corp.*	5,185	112,515

		290,732

Specialty Retail (5.7%)
America’s Car-Mart, Inc.*	175	9,342
ANN, Inc.*	6,950	253,536
Asbury Automotive Group, Inc.*	4,532	344,069
Boot Barn Holdings, Inc.*	392	7,134
Brown Shoe Co., Inc.	3,101	99,697
Buckle, Inc.	4,171	219,061
Build-A-Bear Workshop, Inc.*	1,275	25,628
Cato Corp., Class A	593	25,013
Christopher & Banks Corp.*	5,423	30,965
Citi Trends, Inc.*	48,316	1,219,979
Conn’s, Inc.*	4,177	78,068
Container Store Group, Inc.*	2,591	49,566
Destination Maternity Corp.	303	4,833
Destination XL Group, Inc.*	692	3,778
Express, Inc.*	847	12,442
Finish Line, Inc., Class A	1,784	43,369
Five Below, Inc.*	99,599	4,066,627
Francesca’s Holdings Corp.*	6,305	105,294
Genesco, Inc.*	308	23,599
Group 1 Automotive, Inc.	658	58,970
hhgregg, Inc.*	739	5,594
Hibbett Sports, Inc.*	3,853	186,601
Kirkland’s, Inc.*	1,312	31,016
Lithia Motors, Inc., Class A	3,378	292,839
Lumber Liquidators Holdings, Inc.*	22,930	1,520,488
Mattress Firm Holding Corp.*	2,196	127,544
Men’s Wearhouse, Inc.	5,663	250,021
Monro Muffler Brake, Inc.	4,658	269,232
New York & Co., Inc.*	2,096	5,533
Outerwall, Inc.*	2,821	212,196
Pacific Sunwear of California, Inc.*	5,683	12,389
Pier 1 Imports, Inc.	14,089	216,971
Restoration Hardware Holdings, Inc.*	54,053	5,189,629
Select Comfort Corp.*	8,026	216,943
Sportsman’s Warehouse Holdings, Inc.*	686	5,022
Tile Shop Holdings, Inc.*	4,227	37,536
Vitamin Shoppe, Inc.*	2,318	112,608
Winmark Corp.	344	29,900
Zumiez, Inc.*	2,424	93,639

		15,496,671

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	2,698	120,169
Crocs, Inc.*	1,537	19,197
Culp, Inc.	151	3,274
G-III Apparel Group Ltd.*	2,831	285,959
Iconix Brand Group, Inc.*	2,459	83,090
Movado Group, Inc.	1,243	35,264
Oxford Industries, Inc.	2,150	118,701
Quiksilver, Inc.*	12,238	27,046
Sequential Brands Group, Inc.*	1,858	24,284
Skechers U.S.A., Inc., Class A*	4,279	236,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Steven Madden Ltd.*	8,624	$274,502
Tumi Holdings, Inc.*	7,519	178,426
Vera Bradley, Inc.*	3,241	66,052
Vince Holding Corp.*	1,645	43,000
Wolverine World Wide, Inc.	15,007	442,256

		1,957,635

Total Consumer Discretionary		53,320,418

Consumer Staples (1.8%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	1,234	357,292
Coca-Cola Bottling Co. Consolidated	623	54,843
Craft Brew Alliance, Inc.*	1,345	17,942
National Beverage Corp.*	1,682	38,047

		468,124

Food & Staples Retailing (0.7%)
Andersons, Inc.	3,864	205,333
Casey’s General Stores, Inc.	5,688	513,740
Chefs’ Warehouse, Inc.*	2,243	51,679
Diplomat Pharmacy, Inc.*	1,212	33,173
Fairway Group Holdings Corp.*	2,782	8,763
Fresh Market, Inc.*	6,356	261,867
Liberator Medical Holdings, Inc.	4,699	13,627
Natural Grocers by Vitamin Cottage, Inc.*	1,349	38,001
PriceSmart, Inc.	2,766	252,315
Smart & Final Stores, Inc.*	1,092	17,177
United Natural Foods, Inc.*	7,347	568,107

		1,963,782

Food Products (0.7%)
Alico, Inc.	52	2,602
B&G Foods, Inc.	7,553	225,835
Boulder Brands, Inc.*	8,335	92,185
Calavo Growers, Inc.	2,115	100,039
Cal-Maine Foods, Inc.	4,573	178,484
Darling Ingredients, Inc.*	4,910	89,166
Diamond Foods, Inc.*	3,186	89,941
Farmer Bros Co.*	1,085	31,953
Freshpet, Inc.*	995	16,975
Inventure Foods, Inc.*	2,308	29,404
J&J Snack Foods Corp.	2,194	238,641
Lancaster Colony Corp.	1,706	159,750
Lifeway Foods, Inc.*	667	12,359
Limoneira Co.	1,642	41,017
Sanderson Farms, Inc.	2,941	247,118
Seaboard Corp.*	3	12,594
Tootsie Roll Industries, Inc.	2,552	78,219
TreeHouse Foods, Inc.*	3,231	276,347

		1,922,629

Household Products (0.1%)
Central Garden & Pet Co., Class A*	677	6,465
Harbinger Group, Inc.*	5,074	71,848
Oil-Dri Corp. of America	151	4,927
Orchids Paper Products Co.	1,014	29,517
WD-40 Co.	2,209	187,942

		300,699

Personal Products (0.1%)
Female Health Co.	2,393	$9,381
IGI Laboratories, Inc.*	4,639	40,823
Inter Parfums, Inc.	188	5,161
Medifast, Inc.*	1,783	59,820
Revlon, Inc., Class A*	422	14,415
Synutra International, Inc.*	2,274	13,826
USANA Health Sciences, Inc.*	850	87,201

		230,627

Tobacco (0.0%)
22nd Century Group, Inc.*	6,869	11,334
Vector Group Ltd.	6,975	148,637

		159,971

Total Consumer Staples		5,045,832

Energy (1.3%)
Energy Equipment & Services (0.2%)
Aspen Aerogels, Inc.*	484	3,862
Basic Energy Services, Inc.*	4,798	33,634
C&J Energy Services, Inc.*	5,941	78,481
CARBO Ceramics, Inc.	2,959	118,508
FMSA Holdings, Inc.*	1,369	9,474
Forum Energy Technologies, Inc.*	3,266	67,704
Geospace Technologies Corp.*	251	6,652
Glori Energy, Inc.*	1,820	7,608
Gulf Island Fabrication, Inc.	729	14,135
Independence Contract Drilling, Inc.*	534	2,787
ION Geophysical Corp.*	3,225	8,869
Matrix Service Co.*	3,976	88,744
Nordic American Offshore Ltd.	1,160	14,245
North Atlantic Drilling Ltd.	2,729	4,448
PHI, Inc. (Non-Voting)*	98	3,665
Pioneer Energy Services Corp.*	6,795	37,644
Profire Energy, Inc.*	2,010	4,583
RigNet, Inc.*	1,742	71,474
Tesco Corp.	461	5,910
Willbros Group, Inc.*	6,022	37,758

		620,185

Oil, Gas & Consumable Fuels (1.1%)
Abraxas Petroleum Corp.*	13,879	40,804
Adams Resources & Energy, Inc.	20	999
Alon USA Energy, Inc.	1,046	13,253
Apco Oil and Gas International, Inc.*	116	1,628
Approach Resources, Inc.*	2,531	16,173
Bonanza Creek Energy, Inc.*	4,906	117,744
BPZ Resources, Inc.*	7,956	2,299
Carrizo Oil & Gas, Inc.*	6,729	279,926
Clayton Williams Energy, Inc.*	875	55,825
Clean Energy Fuels Corp.*	5,691	28,427
Delek U.S. Holdings, Inc.	4,583	125,024
Diamondback Energy, Inc.*	6,177	369,261
Eclipse Resources Corp.*	2,057	14,461
Evolution Petroleum Corp.	2,736	20,329
EXCO Resources, Inc.	8,735	18,955
FX Energy, Inc.*	7,600	11,780
GasLog Ltd.	1,215	24,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Gastar Exploration, Inc.*	9,758	$23,517
Goodrich Petroleum Corp.*	5,008	22,236
Green Plains, Inc.	4,718	116,912
Isramco, Inc.*	123	16,974
Jones Energy, Inc., Class A*	1,682	19,192
Magnum Hunter Resources Corp.*	29,259	91,873
Matador Resources Co.*	6,108	123,565
Miller Energy Resources, Inc.*	311	389
Pacific Ethanol, Inc.*	262	2,706
Panhandle Oil and Gas, Inc., Class A	2,018	46,979
Parsley Energy, Inc., Class A*	7,889	125,908
PDC Energy, Inc.*	387	15,972
PetroQuest Energy, Inc.*	8,033	30,043
Quicksilver Resources, Inc.*	3,218	638
REX American Resources Corp.*	762	47,221
Rex Energy Corp.*	7,243	36,939
Ring Energy, Inc.*	2,999	31,490
Rosetta Resources, Inc.*	1,184	26,415
RSP Permian, Inc.*	978	24,587
Sanchez Energy Corp.*	4,686	43,533
SemGroup Corp., Class A	6,293	430,378
Solazyme, Inc.*	11,485	29,631
Synergy Resources Corp.*	9,830	123,268
TransAtlantic Petroleum Ltd.*	1,737	9,362
Triangle Petroleum Corp.*	5,742	27,447
Vertex Energy, Inc.*	1,811	7,588
W&T Offshore, Inc.	2,006	14,724
Western Refining, Inc.	7,885	297,895

		2,928,995

Total Energy		3,549,180

Financials (8.2%)
Banks (0.5%)
Bank of the Ozarks, Inc.	11,759	445,901
Cardinal Financial Corp.	252	4,997
CommunityOne Bancorp*	113	1,294
Eagle Bancorp, Inc.*	2,880	102,298
First Financial Bankshares, Inc.	5,225	156,123
Home BancShares, Inc./Arkansas	6,474	208,204
Independent Bank Group, Inc.	569	22,225
Investors Bancorp, Inc.	6,463	72,547
ServisFirst Bancshares, Inc.	63	2,076
Square 1 Financial, Inc., Class A*	332	8,200
Texas Capital Bancshares, Inc.*	2,405	130,664
ViewPoint Financial Group, Inc.	678	16,170
Western Alliance Bancorp*	5,976	166,133

		1,336,832

Capital Markets (5.0%)
Actua Corp.*	39,691	733,093
BGC Partners, Inc., Class A	6,932	63,428
CIFC Corp.	123	1,017
Cohen & Steers, Inc.	2,852	120,012
Diamond Hill Investment Group, Inc.	415	57,287
Evercore Partners, Inc., Class A	4,918	257,556
Fifth Street Asset Management, Inc.*	541	7,547
Financial Engines, Inc.	96,307	3,520,021

GAMCO Investors, Inc., Class A	951	$84,582
Greenhill & Co., Inc.	66,146	2,883,966
HFF, Inc., Class A	4,851	174,248
INTL FCStone, Inc.*	509	10,470
Ladenburg Thalmann Financial Services, Inc.*	14,774	58,357
Medley Management, Inc., Class A	650	9,555
Moelis & Co., Class A	171	5,973
OM Asset Management plc*	2,104	34,169
Pzena Investment Management, Inc., Class A	1,771	16,754
RCS Capital Corp., Class A	1,442	17,650
Silvercrest Asset Management Group, Inc., Class A	833	13,036
Virtus Investment Partners, Inc.	1,052	179,355
Westwood Holdings Group, Inc.	1,086	67,136
WisdomTree Investments, Inc.	345,899	5,421,967

		13,737,179

Consumer Finance (0.4%)
Credit Acceptance Corp.*	952	129,862
Encore Capital Group, Inc.*	2,629	116,728
First Cash Financial Services, Inc.*	4,295	239,103
PRA Group, Inc.*	7,415	429,551
World Acceptance Corp.*	1,189	94,466

		1,009,710

Diversified Financial Services (0.3%)
Capitol Acquisition Corp. II*	56,077	552,359
MarketAxess Holdings, Inc.	5,568	399,281

		951,640

Insurance (0.2%)
AmTrust Financial Services, Inc.	3,209	180,506
Atlas Financial Holdings, Inc.*	1,621	26,455
Crawford & Co., Class B	1,187	12,202
eHealth, Inc.*	2,643	65,864
Employers Holdings, Inc.	2,741	64,441
Federated National Holding Co.	1,845	44,575
HCI Group, Inc.	951	41,121
Heritage Insurance Holdings, Inc.*	1,078	20,946
Infinity Property & Casualty Corp.	616	47,592
Maiden Holdings Ltd.	806	10,309
National Interstate Corp.	189	5,632
State National Cos., Inc.	962	11,525
United Insurance Holdings Corp.	2,233	49,014
Universal Insurance Holdings, Inc.	4,372	89,407

		669,589

Real Estate Investment Trusts (REITs) (1.4%)
Alexander’s, Inc. (REIT)	296	129,405
Aviv REIT, Inc. (REIT)	280	9,654
CareTrust REIT, Inc. (REIT)	2,854	35,190
CoreSite Realty Corp. (REIT)	3,199	124,921
DuPont Fabros Technology, Inc. (REIT)	3,096	102,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

EastGroup Properties, Inc. (REIT)	4,260	$269,743
Empire State Realty Trust, Inc. (REIT), Class A	13,806	242,710
Glimcher Realty Trust (REIT)	18,320	251,717
National Health Investors, Inc. (REIT)	5,588	390,937
Potlatch Corp. (REIT)	6,086	254,821
PS Business Parks, Inc. (REIT)	1,503	119,549
QTS Realty Trust, Inc. (REIT), Class A	1,755	59,389
Ryman Hospitality Properties, Inc. (REIT)	3,350	176,679
Sabra Health Care REIT, Inc. (REIT)	7,599	230,782
Saul Centers, Inc. (REIT)	1,302	74,461
Sovran Self Storage, Inc. (REIT)	4,270	372,429
Strategic Hotels & Resorts, Inc. (REIT)*	30,314	401,054
Sun Communities, Inc. (REIT)	7,111	429,931
UMH Properties, Inc. (REIT)	475	4,536
Universal Health Realty Income Trust (REIT)	1,705	82,045
Urstadt Biddle Properties, Inc. (REIT), Class A	2,480	54,262

		3,817,126

Real Estate Management & Development (0.1%)
Altisource Asset Management Corp.*	172	53,341
Altisource Portfolio Solutions S.A.*	2,002	67,648
Consolidated-Tomoka Land Co.	174	9,709
Forestar Group, Inc.*	563	8,670
Kennedy-Wilson Holdings, Inc.	855	21,632
Marcus & Millichap, Inc.*	1,133	37,672
St. Joe Co.*	3,894	71,611
Tejon Ranch Co.*	201	5,921

		276,204

Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc.*	2,126	165,424
Essent Group Ltd.*	6,609	169,917
Kearny Financial Corp.*	190	2,613
Meridian Bancorp, Inc.*	3,060	34,333
MGIC Investment Corp.*	20,888	194,676
Radian Group, Inc.	5,712	95,505
Stonegate Mortgage Corp.*	397	4,748
Tree.com, Inc.*	395	19,094
United Financial Bancorp, Inc.	1,278	18,352

		704,662

Total Financials		22,502,942

Health Care (21.0%)
Biotechnology (6.6%)
ACADIA Pharmaceuticals, Inc.*	23,256	738,378
Acceleron Pharma, Inc.*	2,415	94,088
Achillion Pharmaceuticals, Inc.*	2,984	36,554
Acorda Therapeutics, Inc.*	6,186	252,822
Actinium Pharmaceuticals, Inc.*	3,140	18,495
Adamas Pharmaceuticals, Inc.*	397	6,896

Aegerion Pharmaceuticals, Inc.*	4,400	$92,136
Agenus, Inc.*	7,095	28,167
Agios Pharmaceuticals, Inc.*	12,579	1,409,351
Akebia Therapeutics, Inc.*	1,179	13,724
Alder Biopharmaceuticals, Inc.*	1,203	34,995
Alnylam Pharmaceuticals, Inc.*	7,109	689,573
AMAG Pharmaceuticals, Inc.*	2,191	93,380
Anacor Pharmaceuticals, Inc.*	1,742	56,179
Applied Genetic Technologies Corp.*	836	17,573
Ardelyx, Inc.*	644	12,165
Arena Pharmaceuticals, Inc.*	32,532	112,886
ARIAD Pharmaceuticals, Inc.*	24,392	167,573
Array BioPharma, Inc.*	14,971	70,813
Arrowhead Research Corp.*	8,114	59,881
Atara Biotherapeutics, Inc.*	744	19,902
Auspex Pharmaceuticals, Inc.*	1,370	71,898
Avalanche Biotechnologies, Inc.*	900	48,600
BioCryst Pharmaceuticals, Inc.*	8,203	99,748
BioSpecifics Technologies Corp.*	542	20,932
BioTime, Inc.*	7,801	29,098
Bluebird Bio, Inc.*	3,217	295,063
Calithera Biosciences, Inc.*	1,021	20,624
Cara Therapeutics, Inc.*	814	8,116
Celldex Therapeutics, Inc.*	12,002	219,037
Cellular Dynamics International, Inc.*	1,359	8,738
Cepheid, Inc.*	10,307	558,021
Chimerix, Inc.*	4,448	179,076
Clovis Oncology, Inc.*	10,431	584,136
Coherus Biosciences, Inc.*	865	14,117
CTI BioPharma Corp.*	22,075	52,097
Cytori Therapeutics, Inc.*	9,193	4,493
CytRx Corp.*	2,400	6,576
Dicerna Pharmaceuticals, Inc.*	538	8,861
Dyax Corp.*	20,065	282,114
Eleven Biotherapeutics, Inc.*	604	7,176
Emergent Biosolutions, Inc.*	587	15,984
Enanta Pharmaceuticals, Inc.*	1,535	78,055
Epizyme, Inc.*	1,927	36,362
Esperion Therapeutics, Inc.*	861	34,819
Exact Sciences Corp.*	12,235	335,728
Exelixis, Inc.*	29,401	42,337
FibroGen, Inc.*	1,215	33,218
Five Prime Therapeutics, Inc.*	2,513	67,851
Flexion Therapeutics, Inc.*	877	17,707
Foundation Medicine, Inc.*	2,102	46,706
Galectin Therapeutics, Inc.*	2,750	9,543
Galena Biopharma, Inc.*	17,544	26,491
Genocea Biosciences, Inc.*	590	4,130
Genomic Health, Inc.*	2,480	79,286
Halozyme Therapeutics, Inc.*	15,360	148,224
Heron Therapeutics, Inc.*	3,298	33,178
Hyperion Therapeutics, Inc.*	1,633	39,192
Idera Pharmaceuticals, Inc.*	7,988	35,227
Immune Design Corp.*	795	24,470
ImmunoGen, Inc.*	12,748	77,763
Immunomedics, Inc.*	11,224	53,875
Infinity Pharmaceuticals, Inc.*	7,173	121,152
Inovio Pharmaceuticals, Inc.*	7,916	72,669
Insmed, Inc.*	7,322	113,271
Insys Therapeutics, Inc.*	1,482	62,481

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Intrexon Corp.*	33,578	$924,402
Ironwood Pharmaceuticals, Inc.*	89,929	1,377,712
Isis Pharmaceuticals, Inc.*	17,393	1,073,844
Karyopharm Therapeutics, Inc.*	1,970	73,737
Keryx Biopharmaceuticals, Inc.*	13,531	191,464
Kindred Biosciences, Inc.*	1,579	11,764
Kite Pharma, Inc.*	1,221	70,415
KYTHERA Biopharmaceuticals, Inc.*	2,558	88,711
Lexicon Pharmaceuticals, Inc.*	33,307	30,306
Ligand Pharmaceuticals, Inc.*	2,918	155,267
Loxo Oncology, Inc.*	413	4,853
MacroGenics, Inc.*	2,961	103,842
MannKind Corp.*	33,725	175,876
Merrimack Pharmaceuticals, Inc.*	13,647	154,211
MiMedx Group, Inc.*	13,711	158,088
Mirati Therapeutics, Inc.*	1,010	18,705
Momenta Pharmaceuticals, Inc.*	7,146	86,038
NanoViricides, Inc.*	6,446	17,533
Navidea Biopharmaceuticals, Inc.*	17,101	32,321
NeoStem, Inc.*	1,607	6,058
Neuralstem, Inc.*	10,345	28,138
Neurocrine Biosciences, Inc.*	11,173	249,605
NewLink Genetics Corp.*	2,914	115,832
Northwest Biotherapeutics, Inc.*	5,566	29,778
Novavax, Inc.*	35,243	208,991
NPS Pharmaceuticals, Inc.*	14,648	523,959
Ohr Pharmaceutical, Inc.*	3,033	25,295
OncoMed Pharmaceuticals, Inc.*	1,844	40,125
Oncothyreon, Inc.*	11,721	22,270
Ophthotech Corp.*	2,019	90,593
OPKO Health, Inc.*	29,230	292,008
Orexigen Therapeutics, Inc.*	18,107	109,728
Organovo Holdings, Inc.*	9,404	68,179
Osiris Therapeutics, Inc.*	2,601	41,590
Otonomy, Inc.*	938	31,264
PDL BioPharma, Inc.	24,253	186,991
Peregrine Pharmaceuticals, Inc.*	24,196	33,632
Portola Pharmaceuticals, Inc.*	6,296	178,303
Progenics Pharmaceuticals, Inc.*	2,402	18,159
Prothena Corp. plc*	1,022	21,217
PTC Therapeutics, Inc.*	3,113	161,160
Puma Biotechnology, Inc.*	3,429	649,007
Radius Health, Inc.*	1,027	39,961
Raptor Pharmaceutical Corp.*	9,235	97,152
Receptos, Inc.*	3,240	396,932
Regado Biosciences, Inc.*	2,306	2,106
Regulus Therapeutics, Inc.*	2,240	35,930
Repligen Corp.*	4,759	94,228
Retrophin, Inc.*	3,093	37,858
Sage Therapeutics, Inc.*	750	27,450
Sangamo BioSciences, Inc.*	10,070	153,165
Sarepta Therapeutics, Inc.*	6,009	86,950
Spectrum Pharmaceuticals, Inc.*	2,341	16,223
Stemline Therapeutics, Inc.*	1,676	28,593
Sunesis Pharmaceuticals, Inc.*	7,325	18,679
Synageva BioPharma Corp.*	3,151	292,381
Synergy Pharmaceuticals, Inc.*	13,768	41,992
Synta Pharmaceuticals Corp.*	9,671	25,628
T2 Biosystems, Inc.*	727	13,987
TESARO, Inc.*	2,836	105,471

TG Therapeutics, Inc.*	4,008	$63,487
Threshold Pharmaceuticals, Inc.*	7,203	22,906
Tokai Pharmaceuticals, Inc.*	752	11,084
Ultragenyx Pharmaceutical, Inc.*	1,040	45,635
Vanda Pharmaceuticals, Inc.*	5,864	83,972
Verastem, Inc.*	304	2,779
Versartis, Inc.*	989	22,203
Vitae Pharmaceuticals, Inc.*	730	12,147
Vital Therapies, Inc.*	827	20,617
Xencor, Inc.*	2,200	35,288
XOMA Corp.*	10,976	39,404
Zafgen, Inc.*	900	27,756
ZIOPHARM Oncology, Inc.*	12,053	61,109

		17,997,815

Health Care Equipment & Supplies (2.7%)
Abaxis, Inc.	3,313	188,278
ABIOMED, Inc.*	5,901	224,592
Accuray, Inc.*	11,433	86,319
Anika Therapeutics, Inc.*	2,152	87,673
Antares Pharma, Inc.*	17,178	44,147
AtriCure, Inc.*	2,980	59,481
Atrion Corp.	223	75,822
Cantel Medical Corp.	4,998	216,214
Cardiovascular Systems, Inc.*	4,087	122,937
Cerus Corp.*	11,522	71,897
Cyberonics, Inc.*	3,984	221,829
Cynosure, Inc., Class A*	1,155	31,670
DexCom, Inc.*	11,066	609,183
Endologix, Inc.*	9,488	145,072
GenMark Diagnostics, Inc.*	6,058	82,449
Globus Medical, Inc., Class A*	9,750	231,758
Haemonetics Corp.*	713	26,680
HeartWare International, Inc.*	2,523	185,264
Inogen, Inc.*	767	24,061
Insulet Corp.*	8,188	377,139
Integra LifeSciences Holdings Corp.*	1,520	82,430
K2M Group Holdings, Inc.*	1,317	27,486
LDR Holding Corp.*	2,428	79,590
Masimo Corp.*	6,651	175,187
Meridian Bioscience, Inc.	6,200	102,052
Natus Medical, Inc.*	4,745	171,010
Neogen Corp.*	5,438	269,670
Nevro Corp.*	972	37,587
NuVasive, Inc.*	5,759	271,594
NxStage Medical, Inc.*	9,039	162,069
Ocular Therapeutix, Inc.*	771	18,134
OraSure Technologies, Inc.*	534	5,415
Oxford Immunotec Global plc*	1,943	26,464
Quidel Corp.*	4,208	121,695
Rockwell Medical, Inc.*	908	9,334
Roka Bioscience, Inc.*	655	2,889
Second Sight Medical Products, Inc.*	354	3,632
Sientra, Inc.*	24,393	409,559
Spectranetics Corp.*	6,133	212,079
STAAR Surgical Co.*	5,644	51,417
STERIS Corp.	8,746	567,178
SurModics, Inc.*	332	7,337
Tandem Diabetes Care, Inc.*	1,200	15,240
Thoratec Corp.*	8,432	273,703

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TriVascular Technologies, Inc.*	1,113	$13,990
Unilife Corp.*	13,308	44,582
Utah Medical Products, Inc.	541	32,487
Vascular Solutions, Inc.*	2,534	68,823
Veracyte, Inc.*	972	9,390
Volcano Corp.*	7,639	136,585
West Pharmaceutical Services, Inc.	10,462	556,997
Wright Medical Group, Inc.*	3,449	92,675
Zeltiq Aesthetics, Inc.*	4,266	119,064

		7,289,809

Health Care Providers & Services (2.1%)
AAC Holdings, Inc.*	478	14,780
Acadia Healthcare Co., Inc.*	6,313	386,419
Addus HomeCare Corp.*	109	2,645
Adeptus Health, Inc., Class A*	467	17,466
Air Methods Corp.*	5,820	256,255
Alliance HealthCare Services, Inc.*	229	4,807
Amsurg Corp.*	1,363	74,597
Bio-Reference Laboratories, Inc.*	3,412	109,628
BioTelemetry, Inc.*	2,336	23,430
Capital Senior Living Corp.*	4,310	107,362
Chemed Corp.	2,605	275,270
Civitas Solutions, Inc.*	1,178	20,061
CorVel Corp.*	1,654	61,562
Ensign Group, Inc.	2,737	121,495
ExamWorks Group, Inc.*	5,143	213,897
Gentiva Health Services, Inc.*	4,600	87,630
HealthEquity, Inc.*	74,687	1,900,784
HealthSouth Corp.	9,930	381,908
Healthways, Inc.*	2,439	48,487
IPC The Hospitalist Co., Inc.*	1,486	68,193
Landauer, Inc.	1,410	48,137
Molina Healthcare, Inc.*	4,491	240,403
MWI Veterinary Supply, Inc.*	1,907	324,018
National Research Corp., Class A	1,210	16,928
National Research Corp., Class B	206	7,381
Providence Service Corp.*	1,709	62,276
RadNet, Inc.*	4,521	38,609
Select Medical Holdings Corp.	10,935	157,464
Skilled Healthcare Group, Inc., Class A*	1,559	13,361
Surgical Care Affiliates, Inc.*	1,754	59,022
Team Health Holdings, Inc.*	10,445	600,901
U.S. Physical Therapy, Inc.	1,812	76,032
WellCare Health Plans, Inc.*	493	40,456

		5,861,664

Health Care Technology (7.0%)
athenahealth, Inc.*	45,836	6,678,305
Castlight Health, Inc., Class B*	196,297	2,296,675
Computer Programs & Systems, Inc.	1,644	99,873
HealthStream, Inc.*	3,147	92,773
HMS Holdings Corp.*	138,420	2,926,199
Imprivata, Inc.*	587	7,631
MedAssets, Inc.*	8,677	171,457
Medidata Solutions, Inc.*	105,684	5,046,411
Merge Healthcare, Inc.*	10,369	36,914
Omnicell, Inc.*	5,397	178,749

Quality Systems, Inc.	7,403	$115,413
Veeva Systems, Inc., Class A*	49,993	1,320,315
Vocera Communications, Inc.*	3,395	35,376

		19,006,091

Life Sciences Tools & Services (0.4%)
Accelerate Diagnostics, Inc.*	3,289	63,116
Affymetrix, Inc.*	2,722	26,866
Cambrex Corp.*	4,561	98,609
Enzo Biochem, Inc.*	5,122	22,742
Fluidigm Corp.*	4,140	139,642
Furiex Pharmaceuticals, Inc. (b)*†	1,075	10,503
INC Research Holdings, Inc., Class A*	1,224	31,444
Luminex Corp.*	5,585	104,775
NanoString Technologies, Inc.*	1,412	19,669
Pacific Biosciences of California, Inc.*	8,427	66,068
PAREXEL International Corp.*	8,438	468,815
PRA Health Sciences, Inc.*	2,538	61,470
Sequenom, Inc.*	17,143	63,429

		1,177,148

Pharmaceuticals (2.2%)
AcelRx Pharmaceuticals, Inc.*	3,741	25,177
Achaogen, Inc.*	1,031	13,455
Aerie Pharmaceuticals, Inc.*	1,529	44,631
Akorn, Inc.*	9,212	333,474
Alimera Sciences, Inc.*	3,759	20,825
Amphastar Pharmaceuticals, Inc.*	1,238	14,373
Ampio Pharmaceuticals, Inc.*	6,175	21,180
ANI Pharmaceuticals, Inc.*	999	56,334
Aratana Therapeutics, Inc.*	4,276	76,198
Auxilium Pharmaceuticals, Inc.*	7,445	255,996
Avanir Pharmaceuticals, Inc.*	28,489	482,889
BioDelivery Sciences International, Inc.*	6,154	73,971
Bio-Path Holdings, Inc.*	10,998	29,255
Catalent, Inc.*	6,513	181,582
Cempra, Inc.*	3,622	85,153
Corcept Therapeutics, Inc.*	7,804	23,412
Depomed, Inc.*	8,588	138,353
Dermira, Inc.*	976	17,675
Egalet Corp.*	598	3,403
Endocyte, Inc.*	5,514	34,683
Horizon Pharma plc*	9,549	123,087
Impax Laboratories, Inc.*	47,114	1,492,571
Intersect ENT, Inc.*	514	9,535
Intra-Cellular Therapies, Inc.*	2,501	44,143
Lannett Co., Inc.*	3,817	163,673
Medicines Co.*	8,765	242,528
Nektar Therapeutics*	10,604	164,362
Omeros Corp.*	4,647	115,153
Omthera Pharmaceuticals, Inc. (b)*†	899	539
Pacira Pharmaceuticals, Inc.*	5,266	466,884
Pain Therapeutics, Inc.*	5,666	11,502
Pernix Therapeutics Holdings, Inc.*	4,852	45,560
Phibro Animal Health Corp., Class A	2,174	68,590
POZEN, Inc.*	4,082	32,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Prestige Brands Holdings, Inc.*	7,699	$267,309
Relypsa, Inc.*	2,477	76,292
Repros Therapeutics, Inc.*	3,633	36,221
Revance Therapeutics, Inc.*	769	13,027
Sagent Pharmaceuticals, Inc.*	2,600	65,286
SciClone Pharmaceuticals, Inc.*	4,725	41,391
Sucampo Pharmaceuticals, Inc., Class A*	2,646	37,785
Supernus Pharmaceuticals, Inc.*	4,299	35,682
Tetraphase Pharmaceuticals, Inc.*	3,829	152,050
TherapeuticsMD, Inc.*	16,070	71,511
Theravance Biopharma, Inc.*	3,233	48,236
Theravance, Inc.	11,568	163,687
VIVUS, Inc.*	13,426	38,667
XenoPort, Inc.*	907	7,954
Zogenix, Inc.*	18,534	25,392
ZS Pharma, Inc.*	892	37,080

		6,030,372

Total Health Care		57,362,899

Industrials (12.8%)
Aerospace & Defense (0.6%)
Aerovironment, Inc.*	1,563	42,592
American Science & Engineering, Inc.	142	7,370
Astronics Corp.*	2,778	153,651
Cubic Corp.	184	9,686
Curtiss-Wright Corp.	1,845	130,238
Ducommun, Inc.*	627	15,851
GenCorp, Inc.*	8,902	162,907
HEICO Corp.	9,843	594,517
Moog, Inc., Class A*	466	34,498
SIFCO Industries, Inc.	75	2,186
Sparton Corp.*	1,518	43,020
TASER International, Inc.*	7,988	211,522
Teledyne Technologies, Inc.*	1,287	132,226

		1,540,264

Air Freight & Logistics (2.0%)
Echo Global Logistics, Inc.*	3,531	103,105
Forward Air Corp.	4,603	231,853
Hub Group, Inc., Class A*	5,454	207,688
Park-Ohio Holdings Corp.	1,291	81,372
XPO Logistics, Inc.*	117,077	4,786,108

		5,410,126

Airlines (0.2%)
Allegiant Travel Co.	2,035	305,922
Hawaiian Holdings, Inc.*	6,674	173,858
JetBlue Airways Corp.*	5,204	82,535
Virgin America, Inc.*	518	22,403

		584,718

Building Products (0.4%)
AAON, Inc.	6,240	139,714
Advanced Drainage Systems, Inc.	1,515	34,815
American Woodmark Corp.*	1,854	74,976
Apogee Enterprises, Inc.	2,547	107,916
Builders FirstSource, Inc.*	6,831	46,929
Continental Building Products, Inc.*	1,839	32,605

Griffon Corp.	1,236	$16,439
Insteel Industries, Inc.	2,447	57,700
Masonite International Corp.*	606	37,245
NCI Building Systems, Inc.*	4,151	76,876
Norcraft Cos., Inc.*	1,160	22,388
Nortek, Inc.*	1,338	108,820
Patrick Industries, Inc.*	1,207	53,084
PGT, Inc.*	7,114	68,508
Ply Gem Holdings, Inc.*	2,753	38,487
Quanex Building Products Corp.	427	8,019
Simpson Manufacturing Co., Inc.	415	14,359
Trex Co., Inc.*	4,992	212,559

		1,151,439

Commercial Services & Supplies (0.9%)
ARC Document Solutions, Inc.*	6,128	62,628
Casella Waste Systems, Inc., Class A*	5,106	20,628
Cenveo, Inc.*	3,270	6,867
Deluxe Corp.	3,838	238,916
Healthcare Services Group, Inc.	10,356	320,311
Heritage-Crystal Clean, Inc.*	1,386	17,089
Herman Miller, Inc.	8,741	257,248
HNI Corp.	6,146	313,815
InnerWorkings, Inc.*	284	2,212
Interface, Inc.	9,859	162,378
Knoll, Inc.	7,142	151,196
Mobile Mini, Inc.	555	22,483
MSA Safety, Inc.	4,372	232,110
Multi-Color Corp.	868	48,105
Performant Financial Corp.*	4,385	29,160
Quest Resource Holding Corp. (b)*	1,842	2,653
SP Plus Corp.*	2,153	54,320
Steelcase, Inc., Class A	12,194	218,882
Team, Inc.*	3,037	122,877
Tetra Tech, Inc.	671	17,916
U.S. Ecology, Inc.	3,187	127,862
West Corp.	2,982	98,406

		2,528,062

Construction & Engineering (0.2%)
Aegion Corp.*	601	11,185
Argan, Inc.	770	25,903
Comfort Systems USA, Inc.	1,168	19,996
Dycom Industries, Inc.*	4,516	158,467
Furmanite Corp.*	5,792	45,293
Great Lakes Dredge & Dock Corp.*	815	6,976
MasTec, Inc.*	9,767	220,832
Primoris Services Corp.	5,673	131,841
Sterling Construction Co., Inc.*	98	626

		621,119

Electrical Equipment (0.6%)
AZZ, Inc.	3,792	177,921
Capstone Turbine Corp.*	48,404	35,785
Encore Wire Corp.	2,332	87,054
EnerSys, Inc.	1,691	104,368
Enphase Energy, Inc.*	2,655	37,940
Franklin Electric Co., Inc.	6,526	244,921
FuelCell Energy, Inc.*	34,484	53,105
Generac Holdings, Inc.*	10,207	477,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Polypore International, Inc.*	6,661	$313,400
Power Solutions International, Inc.*	660	34,063
Preformed Line Products Co.	34	1,857
Revolution Lighting Technologies, Inc.*	4,697	6,341
TCP International Holdings Ltd.*	654	4,022
Thermon Group Holdings, Inc.*	4,721	114,201
Vicor Corp.*	367	4,441

		1,696,698

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	5,384	134,600

Machinery (2.0%)
Accuride Corp.*	5,063	21,973
Albany International Corp., Class A	461	17,513
Altra Industrial Motion Corp.	4,017	114,043
American Railcar Industries, Inc.	1,315	67,722
ARC Group Worldwide, Inc.*	438	4,441
Blount International, Inc.	7,366	129,421
Chart Industries, Inc.*	4,543	155,371
CIRCOR International, Inc.	2,373	143,044
CLARCOR, Inc.	7,041	469,212
Columbus McKinnon Corp.	344	9,646
Commercial Vehicle Group, Inc.*	3,989	26,567
Douglas Dynamics, Inc.	2,865	61,397
Dynamic Materials Corp.	118	1,890
Energy Recovery, Inc.*	1,705	8,985
EnPro Industries, Inc.*	3,373	211,689
ExOne Co.*	1,499	25,183
Global Brass & Copper Holdings, Inc.	2,875	37,835
Gorman-Rupp Co.	2,786	89,486
Graham Corp.	1,530	44,018
Greenbrier Cos., Inc.	4,097	220,132
Harsco Corp.	11,973	226,170
Hillenbrand, Inc.	9,311	321,229
Hyster-Yale Materials Handling, Inc.	1,531	112,069
John Bean Technologies Corp.	4,317	141,857
Kadant, Inc.	223	9,520
Lindsay Corp.	1,532	131,354
Lydall, Inc.*	2,160	70,891
Manitex International, Inc.*	2,117	26,907
Meritor, Inc.*	7,672	116,231
Miller Industries, Inc.	55	1,143
Mueller Industries, Inc.	5,449	186,029
Mueller Water Products, Inc., Class A	23,551	241,162
NN, Inc.	2,435	50,064
Omega Flex, Inc.	388	14,670
Proto Labs, Inc.*	3,360	225,658
RBC Bearings, Inc.	3,440	221,983
Rexnord Corp.*	11,157	314,739
Standex International Corp.	1,349	104,224
Sun Hydraulics Corp.	3,286	129,403
Tennant Co.	2,716	196,014
TriMas Corp.*	5,927	185,456
Twin Disc, Inc.	888	17,636
Wabash National Corp.*	10,197	126,035

Watts Water Technologies, Inc., Class A	280	$17,763
Woodward, Inc.	6,546	322,260
Xerium Technologies, Inc.*	1,570	24,775

		5,394,810

Marine (0.0%)
Matson, Inc.	2,188	75,530

Professional Services (4.9%)
Advisory Board Co.*	78,830	3,861,093
Barrett Business Services, Inc.	1,116	30,578
Corporate Executive Board Co.	51,507	3,735,803
Corporate Resource Services, Inc.*	2,570	3,084
Exponent, Inc.	1,991	164,257
Franklin Covey Co.*	900	17,424
GP Strategies Corp.*	1,356	46,009
Hill International, Inc.*	3,850	14,784
Huron Consulting Group, Inc.*	409	27,972
Insperity, Inc.	3,348	113,464
Kforce, Inc.	3,661	88,340
Korn/Ferry International*	3,797	109,202
Mistras Group, Inc.*	2,506	45,935
On Assignment, Inc.*	8,060	267,511
Paylocity Holding Corp.*	387	10,105
RPX Corp.*	1,078	14,855
TriNet Group, Inc.*	757	23,679
TrueBlue, Inc.*	6,152	136,882
WageWorks, Inc.*	71,923	4,644,068

		13,355,045

Road & Rail (0.5%)
ArcBest Corp.	3,534	163,872
Celadon Group, Inc.	196	4,447
Heartland Express, Inc.	8,025	216,755
Knight Transportation, Inc.	8,820	296,881
Marten Transport Ltd.	1,466	32,047
P.A.M. Transportation Services, Inc.*	54	2,799
Quality Distribution, Inc.*	981	10,438
Roadrunner Transportation Systems, Inc.*	1,530	35,726
Saia, Inc.*	3,639	201,455
Swift Transportation Co.*	12,647	362,084
Universal Truckload Services, Inc.	638	18,189
Werner Enterprises, Inc.	1,366	42,551
YRC Worldwide, Inc.*	766	17,227

		1,404,471

Trading Companies & Distributors (0.5%)
Aceto Corp.	613	13,302
Aircastle Ltd.	2,872	61,375
Applied Industrial Technologies, Inc.	2,262	103,124
Beacon Roofing Supply, Inc.*	1,665	46,287
DXP Enterprises, Inc.*	1,930	97,523
General Finance Corp.*	1,482	14,612
H&E Equipment Services, Inc.	4,612	129,551
Kaman Corp.	2,099	84,149
Neff Corp., Class A*	468	5,274
Rush Enterprises, Inc., Class A*	4,239	135,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Stock Building Supply Holdings, Inc.*	2,187	$33,505
TAL International Group, Inc.*	1,770	77,119
Textainer Group Holdings Ltd.	797	27,353
Titan Machinery, Inc.*	407	5,674
Watsco, Inc.	3,827	409,489

		1,244,197

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	1,290	18,034

Total Industrials		35,159,113

Information Technology (27.3%)
Communications Equipment (1.1%)
ADTRAN, Inc.	4,312	94,002
Alliance Fiber Optic Products, Inc.	1,897	27,525
Applied Optoelectronics, Inc.*	2,225	24,965
Aruba Networks, Inc.*	15,797	287,189
CalAmp Corp.*	5,314	97,246
Ciena Corp.*	15,603	302,854
Clearfield, Inc.*	1,723	21,210
Extreme Networks, Inc.*	9,941	35,092
Finisar Corp.*	14,392	279,349
Harmonic, Inc.*	1,762	12,352
Infinera Corp.*	15,339	225,790
InterDigital, Inc.	5,487	290,262
Ixia*	953	10,721
KVH Industries, Inc.*	1,811	22,909
Numerex Corp., Class A*	1,785	19,742
ParkerVision, Inc.*	14,551	13,240
Plantronics, Inc.	5,546	294,049
Polycom, Inc.*	9,333	125,996
Procera Networks, Inc.*	480	3,451
Ruckus Wireless, Inc.*	9,643	115,909
ShoreTel, Inc.*	9,233	67,863
Sonus Networks, Inc.*	36,168	143,587
Tessco Technologies, Inc.	43	1,247
Ubiquiti Networks, Inc.	4,411	130,742
ViaSat, Inc.*	6,114	385,365

		3,032,657

Electronic Equipment, Instruments & Components (2.2%)
Anixter International, Inc.*	1,796	158,874
Badger Meter, Inc.	2,145	127,306
Belden, Inc.	6,455	508,718
Cognex Corp.*	30,027	1,241,016
Coherent, Inc.*	261	15,848
Control4 Corp.*	1,721	26,452
CUI Global, Inc.*	2,021	15,056
Daktronics, Inc.	4,092	51,191
DTS, Inc.*	695	21,371
Electro Rent Corp.	234	3,285
FARO Technologies, Inc.*	15,350	962,138
FEI Co.	6,246	564,326
InvenSense, Inc.*	10,568	171,836
Littelfuse, Inc.	2,849	275,413
Maxwell Technologies, Inc.*	4,416	40,274
Mesa Laboratories, Inc.	405	31,311
Methode Electronics, Inc.	5,601	204,492
MTS Systems Corp.	2,225	166,942
Newport Corp.*	5,252	100,366

OSI Systems, Inc.*	670	$47,416
Plexus Corp.*	1,738	71,623
RealD, Inc.*	5,955	70,269
Rogers Corp.*	756	61,569
Speed Commerce, Inc.*	5,766	17,817
SYNNEX Corp.	471	36,813
Universal Display Corp.*	32,223	894,188

		5,885,910

Internet Software & Services (10.6%)
Aerohive Networks, Inc.*	649	3,115
Amber Road, Inc.*	1,219	12,458
Angie’s List, Inc.*	114,928	716,002
Autohome, Inc. (ADR)*	45,445	1,652,380
Bankrate, Inc.*	945	11,746
Bazaarvoice, Inc.*	3,064	24,635
Benefitfocus, Inc.*	70,244	2,306,813
Borderfree, Inc.*	817	7,320
Brightcove, Inc.*	4,838	37,640
Carbonite, Inc.*	2,578	36,788
Care.com, Inc.*	994	8,230
ChannelAdvisor Corp.*	3,072	66,294
Cimpress N.V.*	4,935	369,335
comScore, Inc.*	5,094	236,514
Constant Contact, Inc.*	4,646	170,508
Cornerstone OnDemand, Inc.*	7,874	277,165
Criteo S.A. (ADR)*	129,100	5,218,222
Cvent, Inc.*	2,664	74,166
Dealertrack Technologies, Inc.*	96,676	4,283,714
Demandware, Inc.*	4,448	255,938
Dice Holdings, Inc.*	1,856	18,579
E2open, Inc.*	3,617	34,759
Endurance International Group Holdings, Inc.*	4,417	81,405
Envestnet, Inc.*	5,029	247,125
Everyday Health, Inc.*	59,328	875,088
Five9, Inc.*	1,661	7,441
Global Eagle Entertainment, Inc.*	4,479	60,959
Gogo, Inc.*	8,260	136,538
GrubHub, Inc.*	112,527	4,086,981
GTT Communications, Inc.*	2,356	31,170
j2 Global, Inc.	7,016	434,992
Just Eat plc*	280,602	1,335,657
LivePerson, Inc.*	8,008	112,913
LogMeIn, Inc.*	3,586	176,933
Marchex, Inc., Class B	5,174	23,749
Marin Software, Inc.*	3,840	32,486
Marketo, Inc.*	31,151	1,019,261
New Relic, Inc.*	6,452	224,788
NIC, Inc.	9,622	173,100
OPOWER, Inc.*	66,117	940,845
Perficient, Inc.*	3,322	61,889
Q2 Holdings, Inc.*	1,355	25,528
Reis, Inc.	123	3,219
Rocket Fuel, Inc.*	2,767	44,604
SciQuest, Inc.*	4,137	59,780
Shutterstock, Inc.*	2,258	156,028
SPS Commerce, Inc.*	2,448	138,630
Stamps.com, Inc.*	1,914	91,853
Textura Corp.*	2,771	78,890

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Travelzoo, Inc.*	1,128	$14,235
TrueCar, Inc.*	1,168	26,747
Trulia, Inc.*	5,080	233,832
Unwired Planet, Inc.*	13,305	13,305
Web.com Group, Inc.*	7,684	145,919
WebMD Health Corp.*	5,745	227,215
Wix.com Ltd.*	2,034	42,714
XO Group, Inc.*	3,979	72,458
Xoom Corp.*	4,591	80,388
Youku Tudou, Inc. (ADR)*	50,374	897,161
Zillow, Inc., Class A*	8,236	872,110
Zix Corp.*	9,080	32,688

		29,142,945

IT Services (1.7%)
Blackhawk Network Holdings, Inc.*	7,780	301,864
Cardtronics, Inc.*	6,661	256,981
Cass Information Systems, Inc.	1,770	94,252
CSG Systems International, Inc.	2,241	56,182
EPAM Systems, Inc.*	5,262	251,260
Euronet Worldwide, Inc.*	7,598	417,130
EVERTEC, Inc.	9,752	215,812
ExlService Holdings, Inc.*	2,176	62,473
Forrester Research, Inc.	1,692	66,597
Hackett Group, Inc.	1,010	8,878
Heartland Payment Systems, Inc.	5,366	289,496
Higher One Holdings, Inc.*	2,424	10,205
iGATE Corp.*	5,520	217,930
Information Services Group, Inc.*	5,116	21,590
Lionbridge Technologies, Inc.*	9,908	56,971
Luxoft Holding, Inc.*	1,184	45,596
MAXIMUS, Inc.	10,088	553,226
Sapient Corp.*	17,110	425,697
Science Applications International Corp.	5,940	294,208
Sykes Enterprises, Inc.*	662	15,537
Syntel, Inc.*	4,680	210,506
TeleTech Holdings, Inc.*	1,475	34,928
Unisys Corp.*	4,693	138,350
Virtusa Corp.*	3,917	163,221
WEX, Inc.*	5,776	571,362

		4,780,252

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Energy Industries, Inc.*	5,555	131,653
Ambarella, Inc.*	4,254	215,763
Amkor Technology, Inc.*	6,732	47,797
Applied Micro Circuits Corp.*	11,579	75,495
Brooks Automation, Inc.	681	8,683
Cabot Microelectronics Corp.*	2,976	140,824
Cascade Microtech, Inc.*	82	1,198
Cavium, Inc.*	7,812	482,938
Cirrus Logic, Inc.*	2,747	64,747
Cypress Semiconductor Corp.*	23,313	332,910
Diodes, Inc.*	3,677	101,375
Entegris, Inc.*	11,373	150,237
Entropic Communications, Inc.*	898	2,272
Exar Corp.*	801	8,170
Inphi Corp.*	4,638	85,710

Integrated Device Technology, Inc.*	14,476	$283,730
Lattice Semiconductor Corp.*	17,400	119,886
MA-COM Technology Solutions Holdings, Inc.*	1,764	55,178
MaxLinear, Inc., Class A*	4,195	31,085
Micrel, Inc.	6,489	94,155
Microsemi Corp.*	9,529	270,433
Monolithic Power Systems, Inc.	5,699	283,468
Nanometrics, Inc.*	1,927	32,412
NVE Corp.*	292	20,671
PDF Solutions, Inc.*	4,602	68,386
PMC-Sierra, Inc.*	8,013	73,399
Power Integrations, Inc.	4,500	232,830
QuickLogic Corp.*	7,492	23,525
Rambus, Inc.*	16,809	186,412
RF Micro Devices, Inc.*	42,298	701,724
Rubicon Technology, Inc.*	397	1,814
Rudolph Technologies, Inc.*	698	7,141
Semtech Corp.*	9,943	274,128
Silicon Image, Inc.*	5,922	32,689
Silicon Laboratories, Inc.*	4,424	210,671
Spansion, Inc., Class A*	8,937	305,824
Synaptics, Inc.*	5,335	367,261
Tessera Technologies, Inc.	77,256	2,762,675
TriQuint Semiconductor, Inc.*	25,305	697,153
Ultra Clean Holdings, Inc.*	1,399	12,983
Ultratech, Inc.*	794	14,737
Vitesse Semiconductor Corp.*	7,455	28,180
Xcerra Corp.*	3,108	28,469

		9,070,791

Software (7.8%)
A10 Networks, Inc.*	1,747	7,617
ACI Worldwide, Inc.*	16,863	340,127
Advent Software, Inc.	7,629	233,753
American Software, Inc., Class A	3,676	33,488
Aspen Technology, Inc.*	13,628	477,253
AVG Technologies N.V.*	5,195	102,549
Barracuda Networks, Inc.*	1,153	41,324
Blackbaud, Inc.	6,846	296,158
Bottomline Technologies de, Inc.*	4,930	124,630
BroadSoft, Inc.*	4,230	122,755
Callidus Software, Inc.*	7,150	116,759
CommVault Systems, Inc.*	6,997	361,675
Comverse, Inc.*	3,395	63,758
Covisint Corp.*	136	360
Cyan, Inc.*	4,100	10,250
Digimarc Corp.	937	25,440
Ellie Mae, Inc.*	44,123	1,779,039
EnerNOC, Inc.*	1,043	16,114
Epiq Systems, Inc.	255	4,355
ePlus, Inc.*	39	2,952
Fair Isaac Corp.	4,803	347,257
FireEye, Inc.*	22,096	697,792
FleetMatics Group plc*	50,828	1,803,886
Gigamon, Inc.*	3,624	64,254
Globant S.A.*	714	11,153
Glu Mobile, Inc.*	12,057	47,022
Guidance Software, Inc.*	2,684	19,459
Guidewire Software, Inc.*	78,946	3,997,036
HubSpot, Inc.*	611	20,536

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Imperva, Inc.*	3,278	$162,032
Infoblox, Inc.*	6,944	140,338
Interactive Intelligence Group, Inc.*	2,486	119,079
Jive Software, Inc.*	6,350	38,290
Kofax Ltd.*	10,993	77,281
Manhattan Associates, Inc.*	11,200	456,064
Mavenir Systems, Inc.*	1,652	22,401
MicroStrategy, Inc., Class A*	1,338	217,291
MobileIron, Inc.*	1,309	13,038
Model N, Inc.*	1,988	21,113
Monotype Imaging Holdings, Inc.	5,859	168,915
NetScout Systems, Inc.*	5,381	196,622
Park City Group, Inc.*	1,427	12,872
Pegasystems, Inc.	5,246	108,959
Proofpoint, Inc.*	5,462	263,432
PROS Holdings, Inc.*	3,491	95,933
QAD, Inc., Class A	730	16,513
Qlik Technologies, Inc.*	13,264	409,725
Qualys, Inc.*	2,946	111,211
Rally Software Development Corp.*	3,696	42,024
RealPage, Inc.*	43,700	959,652
Rubicon Project, Inc.*	1,086	17,528
Sapiens International Corp. N.V.*	400	2,948
Silver Spring Networks, Inc.*	4,891	41,231
Solera Holdings, Inc.	68,138	3,487,303
SS&C Technologies Holdings, Inc.	10,073	589,170
Synchronoss Technologies, Inc.*	5,220	218,509
Take-Two Interactive Software, Inc.*	983	27,553
Tangoe, Inc.*	5,748	74,896
TiVo, Inc.*	5,257	62,243
TubeMogul, Inc.*	193	4,352
Tyler Technologies, Inc.*	4,883	534,396
Ultimate Software Group, Inc.*	4,194	615,742
Varonis Systems, Inc.*	734	24,097
VASCO Data Security International, Inc.*	4,327	122,065
Verint Systems, Inc.*	8,354	486,871
VirnetX Holding Corp.*	6,756	37,090
Vringo, Inc.*	9,308	5,120
Yodlee, Inc.*	745	9,089
Zendesk, Inc.*	1,565	38,139

		21,219,878

Technology Hardware, Storage & Peripherals (0.6%)
Cray, Inc.*	6,004	207,018
Dot Hill Systems Corp.*	8,707	38,485
Electronics for Imaging, Inc.*	6,891	295,142
Immersion Corp.*	4,274	40,475
Nimble Storage, Inc.*	25,476	700,590
Quantum Corp.*	13,450	23,672
Silicon Graphics International Corp.*	5,066	57,651
Super Micro Computer, Inc.*	5,080	177,190
Violin Memory, Inc.*	11,593	55,530

		1,595,753

Total Information Technology		74,728,186

Materials (3.5%)
Chemicals (1.5%)
A. Schulman, Inc.	989	$40,084
Advanced Emissions Solutions, Inc.*	3,018	68,780
Balchem Corp.	4,490	299,214
Calgon Carbon Corp.*	7,911	164,391
Chase Corp.	898	32,319
Chemtura Corp.*	12,655	312,958
Ferro Corp.*	10,639	137,881
Flotek Industries, Inc.*	7,961	149,110
FutureFuel Corp.	601	7,825
H.B. Fuller Co.	7,433	330,991
Hawkins, Inc.	227	9,836
Innophos Holdings, Inc.	1,872	109,418
Innospec, Inc.	751	32,068
Koppers Holdings, Inc.	3,091	80,304
Kronos Worldwide, Inc.	288	3,750
Marrone Bio Innovations, Inc.*	2,104	7,595
Minerals Technologies, Inc.	1,422	98,758
OMNOVA Solutions, Inc.*	7,153	58,225
Platform Specialty Products Corp.*	55,085	1,279,074
PolyOne Corp.	13,927	527,973
Quaker Chemical Corp.	1,350	124,254
Rentech, Inc.*	29,741	37,474
Senomyx, Inc.*	6,244	37,526
Sensient Technologies Corp.	430	25,946
Stepan Co.	1,334	53,467
Trecora Resources*	2,506	36,838
Trinseo S.A.*	395	6,893
Zep, Inc.	986	14,938

		4,087,890

Construction Materials (0.6%)
Eagle Materials, Inc.	19,817	1,506,687
Headwaters, Inc.*	10,860	162,791
U.S. Concrete, Inc.*	2,098	59,688
United States Lime & Minerals, Inc.	252	18,361

		1,747,527

Containers & Packaging (0.4%)
AEP Industries, Inc.*	543	31,575
Berry Plastics Group, Inc.*	7,530	237,571
Graphic Packaging Holding Co.*	48,509	660,693
Myers Industries, Inc.	3,876	68,218

		998,057

Metals & Mining (0.6%)
Coeur Mining, Inc.*	4,300	21,973
Globe Specialty Metals, Inc.	9,440	162,651
Gold Resource Corp.	5,844	19,753
Handy & Harman Ltd.*	67	3,084
Haynes International, Inc.	93	4,511
Horsehead Holding Corp.*	1,052	16,653
Materion Corp.	1,186	41,783
Olympic Steel, Inc.	287	5,103
RTI International Metals, Inc.*	282	7,123
Ryerson Holding Corp.*	373	3,704
Stillwater Mining Co.*	16,624	245,038
SunCoke Energy, Inc.	6,819	131,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

U.S. Silica Holdings, Inc.	29,829	$766,307
Walter Energy, Inc.	2,953	4,075
Worthington Industries, Inc.	7,616	229,165

		1,662,803

Paper & Forest Products (0.4%)
Boise Cascade Co.*	5,860	217,699
Clearwater Paper Corp.*	3,052	209,214
Deltic Timber Corp.	1,662	113,681
KapStone Paper and Packaging Corp.	12,587	368,925
Neenah Paper, Inc.	1,277	76,965
P.H. Glatfelter Co.	2,443	62,467
Schweitzer-Mauduit International, Inc.	746	31,556
Wausau Paper Corp.	5,948	67,629

		1,148,136

Total Materials		9,644,413

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	4,222	38,673
Cincinnati Bell, Inc.*	7,904	25,214
Cogent Communications Holdings, Inc.	6,873	243,235
Consolidated Communications Holdings, Inc.	5,201	144,744
FairPoint Communications, Inc.*	2,368	33,649
General Communication, Inc., Class A*	5,321	73,164
IDT Corp., Class B	2,241	45,515
inContact, Inc.*	8,064	70,883
Inteliquent, Inc.	4,806	94,342
Intelsat S.A.*	1,179	20,467
Lumos Networks Corp.	2,351	39,544
magicJack VocalTec Ltd.*	2,633	21,380
Premiere Global Services, Inc.*	1,105	11,735

		862,545

Wireless Telecommunication Services (0.1%)
Leap Wireless International, Inc.(b)*	1,729	4,357
NTELOS Holdings Corp.	1,403	5,879
RingCentral, Inc., Class A*	4,226	63,052
Shenandoah Telecommunications Co.	3,024	94,500

		167,788

Total Telecommunication Services		1,030,333

Utilities (0.1%)
Electric Utilities (0.0%)
Spark Energy, Inc., Class A	68	958

Independent Power and Renewable Electricity Producers (0.1%)
Abengoa Yield plc	225	6,147
Ormat Technologies, Inc.	1,007	27,370
Pattern Energy Group, Inc.	5,816	143,423
TerraForm Power, Inc., Class A	1,322	40,823
Vivint Solar, Inc.*	1,124	10,363

		228,126

Water Utilities (0.0%)
American States Water Co.	354	$13,332
SJW Corp.	458	14,711
York Water Co.	1,139	26,436

		54,479

Total Utilities		283,563

Total Common Stocks (95.9%) (Cost $210,912,981)		262,626,879

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000% (b)†	139,552	—

Total Preferred Stock (0.0%) (Cost $633,566)		—

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15 (b)*† (Cost $—)	70	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	855	—

Total Investments (95.9%) (Cost $211,546,547)		262,626,879
Other Assets Less Liabilities (4.1%)		11,119,060

Net Assets (100%)		$273,745,939

*	Non-income producing.
†	Securities (totaling $11,042 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	41	March-15	$4,776,149	$4,922,870	$146,721

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$51,324,005	$1,996,413	$—	(a)	$53,320,418
Consumer Staples	5,045,832	—	—		5,045,832
Energy	3,549,180	—	—		3,549,180
Financials	21,950,583	552,359	—		22,502,942
Health Care	57,351,857	—	11,042		57,362,899
Industrials	35,159,113	—	—		35,159,113
Information Technology	73,392,529	1,335,657	—		74,728,186
Materials	9,644,413	—	—		9,644,413
Telecommunication Services	1,025,976	4,357	—		1,030,333
Utilities	283,563	—	—		283,563
Futures	146,721	—	—		146,721
Preferred Stocks
Consumer Discretionary	—	—	—	(a)	—
Rights
Health Care	—	—	—	(a)	—
Warrants
Energy	—	—	—	(a)	—

Total Assets	$258,873,772	$3,888,786	$11,042		$262,773,600

Total Liabilities	$—	$—	$—		$—

Total	$258,873,772	$3,888,786	$11,042		$262,773,600

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$146,721	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$202,006	$202,006

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$146,721	$146,721

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $4,882,000 for nine months during the period ended December 31, 2014.

Investment security transactions for the period ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$76,538,932
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$82,945,852

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$71,576,784
Aggregate gross unrealized depreciation	(20,631,685)

Net unrealized appreciation	$50,945,099

Federal income tax cost of investments	$211,681,780

For the period ended December 31, 2014, the Portfolio incurred approximately $510 as brokerage commissions with Bank of America Corp., $142 as brokerage commissions with Citation Financial Group, and $731 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $211,546,547)	$262,626,879
Cash	11,104,902
Foreign cash (Cost $36,822)	34,787
Cash held as collateral at broker	210,000
Dividends, interest and other receivables	71,750
Deferred offering cost	6,804
Receivable for securities sold	2,564

Total assets	274,057,686

LIABILITIES
Investment management fees payable	194,445
Due to broker for futures variation margin	39,769
Administrative fees payable	28,317
Payable to Separate Accounts for Trust shares redeemed	9,353
Trustees’ fees payable	406
Distribution fees payable –Class IB	5
Accrued expenses	39,452

Total liabilities	311,747

NET ASSETS	$273,745,939

Net assets were comprised of:
Paid in capital	$223,096,246
Accumulated undistributed net investment income (loss)	194,099
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(769,424)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	51,225,018

Net assets	$273,745,939

Class IB
Net asset value, offering and redemption price per share, $25,961 / 2,581 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

Class K
Net asset value, offering and redemption price per share, $273,719,978 / 27,163,304 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.08

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2014*

INVESTMENT INCOME
Dividends (net of $30,592 foreign withholding tax)	$1,035,166
Interest	6,858

Total income	1,042,024

EXPENSES
Investment management fees	1,480,531
Administrative fees	250,254
Professional fees	46,006
Custodian fees	41,000
Offering costs	16,623
Printing and mailing expenses	16,437
Trustees’ fees	3,637
Distribution fees – Class IB	44
Miscellaneous	3,499

Gross expenses	1,858,031
Less: Waiver from investment manager	(6,959)

Net expenses	1,851,072

NET INVESTMENT INCOME (LOSS)	(809,048)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	7,889,642
Futures	202,006
Foreign currency transactions	2,966

Net realized gain (loss)	8,094,614

Change in unrealized appreciation (depreciation) on:
Investments	3,136,575
Futures	146,721
Foreign currency translations	(2,035)

Net change in unrealized appreciation (depreciation)	3,281,261

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,375,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,566,827

*	The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(809,048)
Net realized gain (loss) on investments, futures and foreign currency transactions	8,094,614
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	3,281,261

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,566,827

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IB	(806)
Class K	(8,492,395)

TOTAL DISTRIBUTIONS	(8,493,201)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,500 shares ]	25,000
Capital shares issued in reinvestment of distributions [ 81 shares ]	806

Total Class IB transactions	25,806

Class K
Capital shares sold [ 943,902 shares ]	9,382,341
Capital shares sold in-kind (Note 9)[ 27,239,130 shares ]	272,391,299
Capital shares issued in reinvestment of distributions [ 850,918 shares ]	8,492,395
Capital shares repurchased [ (1,870,646) shares ]	(18,619,528)

Total Class K transactions	271,646,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	271,672,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	273,745,939
NET ASSETS:
Beginning of period	—

End of period (a)	$273,745,939

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$194,099

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43

Total from investment operations	0.38

Less distributions:
Distributions from net realized gains	(0.32)

Net asset value, end of period	$10.06

Total return (b)	3.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%
Before waivers and reimbursements (a)	5.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.70	)%(l)
Before waivers and reimbursements (a)	(5.28	)%(l)
Portfolio turnover rate (z)^	33%

Class K	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.43

Total from investment operations	0.40

Less distributions:
Distributions from net realized gains	(0.32)

Net asset value, end of period	$10.08

Total return (b)	4.06%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$273,720
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
Before waivers and reimbursements (a)	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.44	)%(l)
Before waivers and reimbursements (a)	(0.43	)%(l)
Portfolio turnover rate (z)^	33%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	9.74%	11.70%	4.88%
Portfolio – Class IB Shares*	9.66	11.61	4.72
Portfolio – Class K Shares**	9.93	N/A	17.17
S&P 500 Index	13.69	15.45	7.79
VMI – LCC	13.71	14.77	9.97
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.66% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index, and the VMI — LCC returned 13.69% and 13.71%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Underweighting the Energy sector, notably integrated oil and gas company Exxon Mobil Corp., aided relative performance for the year.

•	Stock selection in the Information Technology sector supported relative performance.

•

Teva Pharmaceutical Industries shares benefited from the U.S. Supreme Court’s agreement to hear a patent appeal related to the company’s profitable multiple sclerosis drug, Copaxone. The delay in generic competition gave Teva the chance to convert more U.S. patients to its new Copaxone formulation and potentially retain a higher portion of the franchise once the patent expires.

•

Shares of retailer Kroger gained as the company reported strong quarterly profits and raised its fiscal year 2014 earnings outlook, driven in part by the completion of its Harris Teeter acquisition in January.

•

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of its non-U.S. dollar investments; the hedges had a positive impact on the Portfolio’s performance during the period.

What hurt performance during the year:

•	Security selection was an overall negative for the Portfolio’s relative performance, particularly in the Energy, Financials, Consumer Discretionary and Industrials sectors.

•	Sector allocation was also a detractor from relative performance, notably in the Information Technology and Health Care sectors.

•

Shares of Switzerland-based offshore drilling company Transocean Ltd. declined as plunging oil prices in the second half of 2014 led oil companies to push back projects, left several new rigs without contracts and increased potential downtime between jobs for existing rigs.

•

Shares of U.K.-based retailer Tesco plc fell sharply after the company lowered profit guidance for its flagship U.K. operations, cut its dividend and suspended four senior executives over accounting irregularities.

•	Shares of independent oil and gas corporation Apache Corp. suffered due to falling oil prices.

•

Falling commodity prices, including for copper and gold, pressured Freeport-McMoRan, Inc. shares in 2014. In addition, the Indonesian government’s imposition of a new mining-related tax and regulatory policies and reduced production following a fatal accident at Freeport’s Grasberg mine hurt the share price.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

At year end, equities remained the core of the Portfolio. At the sector level, the portfolio’s weightings in the Consumer Discretionary, Health Care and Information Technology sectors increased while the weightings of Energy,

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Utilities and Consumer Staples holdings declined during the year. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies.

We believe U.S. economic and financial conditions appeared to be generally moving in the right direction. The recent steep drop in oil prices was of particular significance. We believe that strongly rising North American oil production was the most important factor behind this decline, more so than a weaker demand driven by slow economic growth or efficiency gains. We believe oil prices will remain well below those of the past several years for some time as the markets move toward a balanced level of supply and demand. Lower oil prices should, in our view, be supportive of global economic growth — particularly in the U.S. — as it is likely to boost consumer confidence and free up disposable income.

Low interest rates and a sluggish, albeit improving, U.S. economic recovery led investors toward defensive sectors. As a result, valuations of many defensive-sector stocks have been at levels that we consider unattractive.

In Europe, we believe the consensus view of extremely anemic economic growth in Europe for 2015 is overly pessimistic. In our view, a declining euro, sharply lower oil prices, historically low interest rates, and the growing prospect of quantitative easing by the European Central Bank have the potential to eventually shake the region out of its economic morass.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	16.1%
Information Technology	12.7
Health Care	10.5
Consumer Discretionary	10.4
Consumer Staples	8.6
Energy	7.0
Industrials	5.5
Materials	3.3
Utilities	2.1
Telecommunication Services	1.6
Municipal Bonds	0.1
Cash and Other	22.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,023.53	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
Class IB
Actual	1,000.00	1,023.55	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
Class K
Actual	1,000.00	1,024.56	4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.11%, 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.0%)
Auto Components (0.2%)
BorgWarner, Inc.	2,855	$156,882
Delphi Automotive plc	3,721	270,591
Goodyear Tire & Rubber Co.	3,441	98,309
International Automotive Components Group North America LLC(b)*†	131,578	83,043
Johnson Controls, Inc.	8,370	404,606

		1,013,431

Automobiles (1.2%)
Ford Motor Co.	48,362	749,611
General Motors Co.	154,209	5,383,436
Harley-Davidson, Inc.	2,693	177,496
Volkswagen AG (Preference) (q)	10,249	2,289,338

		8,599,881

Distributors (0.0%)
Genuine Parts Co.	1,924	205,041

Diversified Consumer Services (0.1%)
Cengage Learning Holdings II LP(b)	21,311	468,842
H&R Block, Inc.	3,470	116,869

		585,711

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	5,659	256,523
Chipotle Mexican Grill, Inc.*	390	266,959
Darden Restaurants, Inc.	1,672	98,029
Marriott International, Inc., Class A	2,671	208,418
McDonald’s Corp.	12,229	1,145,857
Royal Caribbean Cruises Ltd.	2,098	172,938
Starbucks Corp.	9,403	771,516
Starwood Hotels & Resorts Worldwide, Inc.	2,244	181,921
Wyndham Worldwide Corp.	1,549	132,842
Wynn Resorts Ltd.	1,021	151,884
Yum! Brands, Inc.	5,496	400,384

		3,787,271

Household Durables (0.1%)
D.R. Horton, Inc.	4,146	104,853
Garmin Ltd.	1,517	80,143
Harman International Industries, Inc.	861	91,877
Leggett & Platt, Inc.	1,741	74,184
Lennar Corp., Class A	2,248	100,733
Mohawk Industries, Inc.*	781	121,336
Newell Rubbermaid, Inc.	3,422	130,344
PulteGroup, Inc.	4,178	89,660
Whirlpool Corp.	981	190,059

		983,189

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.*	4,770	1,480,369
Expedia, Inc.	1,240	105,846
Netflix, Inc.*	757	258,599

Priceline Group, Inc.*	657	$749,118
TripAdvisor, Inc.*	1,407	105,047

		2,698,979

Leisure Products (0.0%)
Hasbro, Inc.	1,416	77,866
Mattel, Inc.	4,256	131,702

		209,568

Media (4.9%)
Cablevision Systems Corp. – New York Group, Class A	2,763	57,028
CBS Corp. (Non-Voting), Class B	80,044	4,429,635
Comcast Corp., Class A	53,548	3,096,896
DIRECTV*	6,310	547,077
Discovery Communications, Inc., Class A*	1,880	64,766
Discovery Communications, Inc., Class C*	3,447	116,233
Gannett Co., Inc.	2,820	90,043
Interpublic Group of Cos., Inc.	5,267	109,396
News Corp., Class A*	6,293	98,737
Omnicom Group, Inc.	3,119	241,629
Reed Elsevier plc	272,621	4,638,208
Scripps Networks Interactive, Inc., Class A	1,276	96,044
Time Warner Cable, Inc.	42,151	6,409,481
Time Warner, Inc.	43,158	3,686,556
Tribune Co., Class 1C Litigation Interests(b)*†	24,102	—
Tribune Media Co., Class A*	13,506	807,254
Tribune Media Co., Class B*	11,384	677,690
Tribune Publishing Co.	7,487	171,452
Twenty-First Century Fox, Inc., Class A	23,300	894,836
Twenty-First Century Fox, Inc., Class B	184,895	6,820,777
Viacom, Inc., Class B	4,642	349,310
Walt Disney Co.	19,603	1,846,407

		35,249,455

Multiline Retail (0.5%)
Dollar General Corp.*	3,812	269,508
Dollar Tree, Inc.*	2,585	181,932
Family Dollar Stores, Inc.	1,209	95,765
Kohl’s Corp.	30,268	1,847,559
Macy’s, Inc.	4,339	285,289
Nordstrom, Inc.	1,768	140,362
Target Corp.	8,003	607,508

		3,427,923

Specialty Retail (0.8%)
AutoNation, Inc.*	939	56,725
AutoZone, Inc.*	402	248,882
Bed Bath & Beyond, Inc.*	2,328	177,324
Best Buy Co., Inc.	3,657	142,550
CarMax, Inc.*	2,707	180,232
GameStop Corp., Class A	1,365	46,137
Gap, Inc.	3,354	141,237
Home Depot, Inc.	16,559	1,738,198
L Brands, Inc.	3,089	267,353
Lowe’s Cos., Inc.	12,225	841,080

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

O’Reilly Automotive, Inc.*	1,275	$245,591
PetSmart, Inc.	1,255	102,025
Ross Stores, Inc.	2,636	248,469
Staples, Inc.	8,052	145,902
Tiffany & Co.	1,416	151,314
TJX Cos., Inc.	8,662	594,040
Tractor Supply Co.	1,707	134,546
Urban Outfitters, Inc.*	1,245	43,737

		5,505,342

Textiles, Apparel & Luxury Goods (0.3%)
Coach, Inc.	3,462	130,033
Fossil Group, Inc.*	565	62,568
Michael Kors Holdings Ltd.*	2,587	194,284
NIKE, Inc., Class B	8,769	843,139
PVH Corp.	1,039	133,169
Ralph Lauren Corp.	759	140,536
Under Armour, Inc., Class A*	2,095	142,250
VF Corp.	4,341	325,141

		1,971,120

Total Consumer Discretionary		64,236,911

Consumer Staples (8.6%)
Beverages (1.3%)
Brown-Forman Corp., Class B	1,963	172,430
Coca-Cola Co.	49,531	2,091,199
Coca-Cola Enterprises, Inc.	15,766	697,172
Constellation Brands, Inc., Class A*	2,108	206,942
Dr. Pepper Snapple Group, Inc.	2,439	174,828
Molson Coors Brewing Co., Class B	2,005	149,413
Monster Beverage Corp.*	1,811	196,222
PepsiCo, Inc.	60,864	5,755,300

		9,443,506

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	5,500	779,625
CVS Health Corp.	48,645	4,685,000
Kroger Co.	86,509	5,554,743
Safeway, Inc.	2,880	101,145
Sysco Corp.	7,386	293,150
Walgreens Boots Alliance, Inc.	62,066	4,729,429
Wal-Mart Stores, Inc.	19,844	1,704,203
Whole Foods Market, Inc.	4,516	227,697

		18,074,992

Food Products (0.5%)
Archer-Daniels-Midland Co.	8,090	420,680
Campbell Soup Co.	2,261	99,484
ConAgra Foods, Inc.	5,337	193,626
General Mills, Inc.	7,587	404,615
Hershey Co.	1,854	192,686
Hormel Foods Corp.	1,679	87,476
J.M. Smucker Co.	1,284	129,658
Kellogg Co.	3,168	207,314
Keurig Green Mountain, Inc.	1,523	201,638
Kraft Foods Group, Inc.	7,399	463,621
McCormick & Co., Inc. (Non-Voting)	1,623	120,589
Mead Johnson Nutrition Co.	2,538	255,170

Mondelez International, Inc., Class A	21,107	766,712
Tyson Foods, Inc., Class A	3,687	147,812

		3,691,081

Household Products (0.7%)
Clorox Co.	1,626	169,446
Colgate-Palmolive Co.	10,764	744,761
Energizer Holdings, Inc.	4,422	568,492
Kimberly-Clark Corp.	4,683	541,074
Procter & Gamble Co.	33,952	3,092,688

		5,116,461

Personal Products (0.3%)
Avon Products, Inc.	176,061	1,653,213
Estee Lauder Cos., Inc., Class A	2,812	214,274

		1,867,487

Tobacco (3.3%)
Altria Group, Inc.	112,531	5,544,402
British American Tobacco plc	105,106	5,710,812
Imperial Tobacco Group plc	82,310	3,604,611
Lorillard, Inc.	84,939	5,346,061
Philip Morris International, Inc.	40,286	3,281,295
Reynolds American, Inc.	3,871	248,789

		23,735,970

Total Consumer Staples		61,929,497

Energy (6.7%)
Energy Equipment & Services (1.1%)
Baker Hughes, Inc.	67,390	3,778,557
Cameron International Corp.*	2,482	123,976
Diamond Offshore Drilling, Inc.	838	30,763
Ensco plc, Class A	15,626	467,999
FMC Technologies, Inc.*	2,936	137,522
Halliburton Co.	10,659	419,219
Helmerich & Payne, Inc.	1,353	91,219
Nabors Industries Ltd.	3,617	46,949
National Oilwell Varco, Inc.	5,410	354,517
Noble Corp. plc	3,178	52,660
Schlumberger Ltd.	16,169	1,380,994
Transocean Ltd.	74,930	1,373,467

		8,257,842

Oil, Gas & Consumable Fuels (5.6%)
Anadarko Petroleum Corp.	26,655	2,199,038
Apache Corp.	67,951	4,258,489
BG Group plc	133,861	1,781,787
BP plc	339,359	2,154,841
Cabot Oil & Gas Corp.	5,182	153,439
Chesapeake Energy Corp.	6,491	127,029
Chevron Corp.	23,753	2,664,612
Cimarex Energy Co.	1,098	116,388
ConocoPhillips Co.	15,466	1,068,082
CONSOL Energy, Inc.	57,178	1,933,188
Denbury Resources, Inc.	4,403	35,796
Devon Energy Corp.	4,831	295,706
EOG Resources, Inc.	6,885	633,902
EQT Corp.	1,907	144,360
Exxon Mobil Corp.	53,207	4,918,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hess Corp.	3,194	$235,781
Kinder Morgan, Inc.	21,349	903,276
Marathon Oil Corp.	137,694	3,895,363
Marathon Petroleum Corp.	3,521	317,805
Murphy Oil Corp.	38,848	1,962,601
Newfield Exploration Co.*	1,708	46,321
Noble Energy, Inc.	4,527	214,716
Occidental Petroleum Corp.	9,746	785,625
ONEOK, Inc.	2,623	130,599
Phillips 66	6,956	498,745
Pioneer Natural Resources Co.	1,871	278,498
QEP Resources, Inc.	2,071	41,876
Range Resources Corp.	2,127	113,688
Royal Dutch Shell plc, Class A	158,418	5,298,648
Southwestern Energy Co.*	4,449	121,413
Spectra Energy Corp.	8,430	306,009
Talisman Energy, Inc.	184,544	1,444,979
Talisman Energy, Inc. (b)	15,372	120,404
Tesoro Corp.	1,587	117,993
Valero Energy Corp.	6,550	324,225
Williams Cos., Inc.	8,452	379,833

		40,024,042

Total Energy		48,281,884

Financials (16.1%)
Banks (6.4%)
Bank of America Corp.	132,137	2,363,931
Barclays plc	506,429	1,903,920
BB&T Corp.	9,050	351,954
CIT Group, Inc.	46,194	2,209,459
Citigroup, Inc.	111,638	6,040,732
Citizens Financial Group, Inc.	43,842	1,089,912
Columbia Banking System, Inc.	12,109	334,329
Comerica, Inc.	2,260	105,858
FCB Financial Holdings, Inc., Class A*	39,554	974,611
Fifth Third Bancorp	10,356	211,003
Guaranty Bancorp	18,334	264,743
Huntington Bancshares, Inc./Ohio	10,212	107,430
ING Groep N.V. (CVA)*	158,241	2,048,843
JPMorgan Chase & Co.	124,383	7,783,888
KB Financial Group, Inc.*	47,060	1,536,951
KeyCorp	10,883	151,274
M&T Bank Corp.	1,660	208,529
PNC Financial Services Group, Inc.	82,190	7,498,194
Regions Financial Corp.	17,332	183,026
Societe Generale S.A.	14,163	595,148
SunTrust Banks, Inc./Georgia	72,288	3,028,867
U.S. Bancorp/Minnesota	22,485	1,010,701
Wells Fargo & Co.	106,836	5,856,750
Zions Bancorp	2,535	72,273

		45,932,326

Capital Markets (1.3%)
Affiliated Managers Group, Inc.*	700	148,568
Ameriprise Financial, Inc.	2,319	306,688
Bank of New York Mellon Corp.	14,145	573,863
BlackRock, Inc.	1,600	572,096
Charles Schwab Corp.	14,437	435,853
Credit Suisse Group AG (Registered)*	61,070	1,530,953

E*TRADE Financial Corp.*	3,609	87,536
Franklin Resources, Inc.	4,924	272,642
Goldman Sachs Group, Inc.	5,090	986,595
Invesco Ltd.	5,408	213,724
Legg Mason, Inc.	1,253	66,873
Lehman Brothers Holdings, Inc. Claim Assignment	10,579,142	2,644,828
Morgan Stanley	19,183	744,300
Northern Trust Corp.	2,784	187,641
State Street Corp.	5,246	411,811
T. Rowe Price Group, Inc.	3,260	279,904

		9,463,875

Consumer Finance (0.5%)
Ally Financial, Inc.*	74,780	1,766,304
American Express Co.	11,181	1,040,280
Capital One Financial Corp.	6,986	576,694
Discover Financial Services	5,699	373,227
Navient Corp.	5,157	111,443

		3,867,948

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	22,913	3,440,387
CME Group, Inc./Illinois	3,978	352,650
Intercontinental Exchange, Inc.	1,418	310,953
Leucadia National Corp.	3,961	88,805
McGraw Hill Financial, Inc.	3,411	303,511
Moody’s Corp.	2,307	221,034
NASDAQ OMX Group, Inc.	1,476	70,789

		4,788,129

Insurance (5.5%)
ACE Ltd.	46,423	5,333,074
Aflac, Inc.	5,663	345,953
Alleghany Corp.*	8,531	3,954,118
Allstate Corp.	54,271	3,812,538
American International Group, Inc.	130,023	7,282,588
Aon plc	3,583	339,776
Assurant, Inc.	876	59,945
Chubb Corp.	2,963	306,582
Cincinnati Financial Corp.	1,841	95,419
Genworth Financial, Inc., Class A*	6,207	52,759
Hartford Financial Services Group, Inc.	5,423	226,085
Lincoln National Corp.	3,263	188,177
Loews Corp.	3,762	158,079
Marsh & McLennan Cos., Inc.	6,804	389,461
MetLife, Inc.	79,528	4,301,670
Principal Financial Group, Inc.	3,438	178,570
Progressive Corp.	6,728	181,589
Prudential Financial, Inc.	5,750	520,145
Torchmark Corp.	1,612	87,322
Travelers Cos., Inc.	4,164	440,759
Unum Group	3,154	110,012
White Mountains Insurance Group Ltd.	13,520	8,519,087
XL Group plc	3,244	111,496
Zurich Insurance Group AG*	8,020	2,511,405

		39,506,609

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (1.2%)
Alexander’s, Inc. (REIT)	7,326	$3,202,781
American Tower Corp. (REIT)	4,981	492,372
Apartment Investment & Management Co. (REIT), Class A	1,826	67,836
AvalonBay Communities, Inc. (REIT)	1,658	270,901
Boston Properties, Inc. (REIT)	1,923	247,471
Crown Castle International Corp. (REIT)	4,194	330,068
Equity Residential (REIT)	4,553	327,087
Essex Property Trust, Inc. (REIT)	803	165,900
General Growth Properties, Inc. (REIT)	7,883	221,749
HCP, Inc. (REIT)	5,770	254,053
Health Care REIT, Inc. (REIT)	4,117	311,533
Host Hotels & Resorts, Inc. (REIT)	9,514	226,148
Iron Mountain, Inc. (REIT)	2,342	90,542
Kimco Realty Corp. (REIT)	5,138	129,169
Macerich Co. (REIT)	1,772	147,802
Plum Creek Timber Co., Inc. (REIT)	2,214	94,737
Prologis, Inc. (REIT)	6,282	270,314
Public Storage (REIT)	1,823	336,981
Simon Property Group, Inc. (REIT)	3,905	711,140
Ventas, Inc. (REIT)	3,679	263,784
Vornado Realty Trust (REIT)	2,193	258,138
Weyerhaeuser Co. (REIT)	6,604	237,018

		8,657,524

Real Estate Management & Development (0.5%)
Canary Wharf Group plc*†	353,084	2,911,980
CBRE Group, Inc., Class A*	3,519	120,526
Forestar Group, Inc.*	21,907	337,368

		3,369,874

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	6,014	60,862
People’s United Financial, Inc.	3,878	58,868

		119,730

Total Financials		115,706,015

Health Care (10.5%)
Biotechnology (0.9%)
Alexion Pharmaceuticals, Inc.*	2,491	460,910
Amgen, Inc.	9,558	1,522,494
Biogen Idec, Inc.*	2,967	1,007,148
Celgene Corp.*	10,035	1,122,515
Gilead Sciences, Inc.*	18,956	1,786,792
Regeneron Pharmaceuticals, Inc.*	932	382,353
Vertex Pharmaceuticals, Inc.*	3,022	359,014

		6,641,226

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	18,919	851,733
Baxter International, Inc.	6,809	499,032
Becton, Dickinson and Co.	2,412	335,654
Boston Scientific Corp.*	16,665	220,811
C.R. Bard, Inc.	941	156,789
CareFusion Corp.*	2,562	152,029

Covidien plc	5,689	581,871
DENTSPLY International, Inc.	1,772	94,394
Edwards Lifesciences Corp.*	1,344	171,199
Intuitive Surgical, Inc.*	455	240,668
Medtronic, Inc.	161,060	11,628,532
St. Jude Medical, Inc.	3,592	233,588
Stryker Corp.	43,095	4,065,151
Varian Medical Systems, Inc.*	1,257	108,743
Zimmer Holdings, Inc.	2,128	241,358

		19,581,552

Health Care Providers & Services (1.3%)
Aetna, Inc.	4,420	392,629
AmerisourceBergen Corp.	2,611	235,408
Anthem, Inc.	3,392	426,273
Cardinal Health, Inc.	4,159	335,756
Cigna Corp.	42,192	4,341,979
DaVita HealthCare Partners, Inc.*	2,162	163,750
Express Scripts Holding Co.*	9,222	780,827
Humana, Inc.	1,928	276,919
Laboratory Corp. of America Holdings*	1,061	114,482
McKesson Corp.	2,913	604,680
Patterson Cos., Inc.	1,081	51,996
Quest Diagnostics, Inc.	1,821	122,116
Tenet Healthcare Corp.*	1,224	62,020
UnitedHealth Group, Inc.	12,060	1,219,145
Universal Health Services, Inc., Class B	1,140	126,836

		9,254,816

Health Care Technology (0.0%)
Cerner Corp.*	3,818	246,872

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	4,195	171,743
PerkinElmer, Inc.	1,411	61,703
Thermo Fisher Scientific, Inc.	5,026	629,708
Waters Corp.*	1,049	118,243

		981,397

Pharmaceuticals (5.4%)
AbbVie, Inc.	20,019	1,310,043
Actavis plc*	3,330	857,175
Allergan, Inc.	3,743	795,724
Bristol-Myers Squibb Co.	20,842	1,230,303
Eli Lilly & Co.	66,299	4,573,968
Hospira, Inc.*	59,490	3,643,763
Johnson & Johnson	35,171	3,677,831
Mallinckrodt plc*	1,461	144,683
Merck & Co., Inc.	198,678	11,282,924
Mylan, Inc.*	4,702	265,052
Perrigo Co. plc	1,768	295,539
Pfizer, Inc.	79,169	2,466,114
Teva Pharmaceutical Industries Ltd. (ADR)	134,656	7,744,067
Zoetis, Inc.	6,298	271,003

		38,558,189

Total Health Care		75,264,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrials (5.5%)
Aerospace & Defense (1.7%)
B/E Aerospace, Inc.*	32,193	$1,867,838
Boeing Co.	8,331	1,082,863
General Dynamics Corp.	3,956	544,425
Honeywell International, Inc.	9,836	982,813
Huntington Ingalls Industries, Inc.	33,847	3,806,434
KLX, Inc.*	16,097	663,981
L-3 Communications Holdings, Inc.	1,069	134,918
Lockheed Martin Corp.	3,372	649,346
Northrop Grumman Corp.	2,538	374,076
Precision Castparts Corp.	1,793	431,898
Raytheon Co.	3,874	419,050
Rockwell Collins, Inc.	1,671	141,166
Textron, Inc.	3,464	145,869
United Technologies Corp.	10,653	1,225,095

		12,469,772

Air Freight & Logistics (0.3%)
C.H. Robinson Worldwide, Inc.	1,839	137,723
Expeditors International of Washington, Inc.	2,416	107,778
FedEx Corp.	3,310	574,814
United Parcel Service, Inc., Class B	8,759	973,738

		1,794,053

Airlines (0.1%)
Delta Air Lines, Inc.	10,515	517,233
Southwest Airlines Co.	8,530	360,989

		878,222

Building Products (0.0%)
Allegion plc	1,201	66,607
Masco Corp.	4,455	112,266

		178,873

Commercial Services & Supplies (0.1%)
ADT Corp.	2,207	79,959
Cintas Corp.	1,222	95,854
Pitney Bowes, Inc.	2,535	61,778
Republic Services, Inc.	3,183	128,116
Stericycle, Inc.*	1,068	139,993
Tyco International plc	5,259	230,660
Waste Management, Inc.	5,352	274,665

		1,011,025

Construction & Engineering (0.0%)
Fluor Corp.	1,969	119,380
Jacobs Engineering Group, Inc.*	1,638	73,202
Quanta Services, Inc.*	2,750	78,073

		270,655

Electrical Equipment (0.2%)
AMETEK, Inc.	3,093	162,785
Eaton Corp. plc	5,965	405,381
Emerson Electric Co.	8,724	538,533
Rockwell Automation, Inc.	1,706	189,707

		1,296,406

Industrial Conglomerates (0.8%)
3M Co.	8,052	1,323,105
Danaher Corp.	7,681	658,339

General Electric Co.	126,178	$3,188,518
Roper Industries, Inc.	1,258	196,688

		5,366,650

Machinery (1.2%)
Caterpillar, Inc.	29,277	2,679,724
CNH Industrial N.V.	216,277	1,743,497
Cummins, Inc.	2,138	308,236
Deere & Co.	4,503	398,380
Dover Corp.	2,082	149,321
Federal Signal Corp.	71,920	1,110,445
Flowserve Corp.	1,710	102,309
Illinois Tool Works, Inc.	4,520	428,044
Ingersoll-Rand plc	3,344	211,976
Joy Global, Inc.	1,227	57,080
PACCAR, Inc.	4,450	302,645
Pall Corp.	1,335	135,115
Parker-Hannifin Corp.	1,869	241,008
Pentair plc	2,348	155,954
Snap-on, Inc.	726	99,273
Stanley Black & Decker, Inc.	1,968	189,085
Xylem, Inc.	2,283	86,914

		8,399,006

Marine (0.6%)
A. P. Moller – Maersk A/S, Class B	2,240	4,452,471

Professional Services (0.1%)
Dun & Bradstreet Corp.	455	55,037
Equifax, Inc.	1,509	122,033
Nielsen N.V.	4,069	182,006
Robert Half International, Inc.	1,700	99,246

		458,322

Road & Rail (0.3%)
CSX Corp.	12,495	452,694
Kansas City Southern	1,388	169,378
Norfolk Southern Corp.	3,888	426,164
Ryder System, Inc.	663	61,559
Union Pacific Corp.	11,172	1,330,920

		2,440,715

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,436	163,416
United Rentals, Inc.*	1,254	127,921
W.W. Grainger, Inc.	761	193,971

		485,308

Total Industrials		39,501,478

Information Technology (11.9%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	240,360	6,685,613
F5 Networks, Inc.*	926	120,811
Harris Corp.	1,310	94,084
Juniper Networks, Inc.	4,840	108,029
Motorola Solutions, Inc.	2,662	178,567
QUALCOMM, Inc.	20,891	1,552,828

		8,739,932

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	3,889	209,267
Corning, Inc.	16,089	368,921
FLIR Systems, Inc.	1,771	57,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TE Connectivity Ltd.	5,116	$323,587

		958,996

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	2,244	141,282
eBay, Inc.*	14,205	797,185
Facebook, Inc., Class A*	26,271	2,049,664
Google, Inc., Class A*	3,582	1,900,824
Google, Inc., Class C*	3,578	1,883,459
VeriSign, Inc.*	1,370	78,090
Yahoo!, Inc.*	11,071	559,196

		7,409,700

IT Services (1.8%)
Accenture plc, Class A	7,891	704,745
Alliance Data Systems Corp.*	803	229,698
Automatic Data Processing, Inc.	6,057	504,972
Cognizant Technology Solutions Corp., Class A*	7,650	402,849
Computer Sciences Corp.	1,766	111,346
Fidelity National Information Services, Inc.	3,568	221,930
Fiserv, Inc.*	3,066	217,594
International Business Machines Corp.	11,565	1,855,489
MasterCard, Inc., Class A	12,317	1,061,233
Paychex, Inc.	4,107	189,620
Teradata Corp.*	1,912	83,516
Total System Services, Inc.	2,065	70,128
Visa, Inc., Class A	6,137	1,609,121
Western Union Co.	6,563	117,543
Xerox Corp.	368,924	5,113,287

		12,493,071

Semiconductors & Semiconductor Equipment (0.8%)
Altera Corp.	3,831	141,517
Analog Devices, Inc.	3,909	217,028
Applied Materials, Inc.	15,308	381,475
Avago Technologies Ltd.	3,177	319,574
Broadcom Corp., Class A	6,768	293,258
First Solar, Inc.*	939	41,875
Intel Corp.	60,753	2,204,726
KLA-Tencor Corp.	2,067	145,352
Lam Research Corp.	1,998	158,521
Linear Technology Corp.	3,004	136,982
Microchip Technology, Inc.	2,529	114,083
Micron Technology, Inc.*	13,487	472,180
NVIDIA Corp.	6,487	130,064
Texas Instruments, Inc.	13,273	709,641
Xilinx, Inc.	3,324	143,896

		5,610,172

Software (3.7%)
Adobe Systems, Inc.*	5,953	432,783
Autodesk, Inc.*	2,858	171,651
CA, Inc.	69,634	2,120,355
Citrix Systems, Inc.*	2,023	129,067
Electronic Arts, Inc.*	3,908	183,735
Intuit, Inc.	3,587	330,686
Microsoft Corp.	321,579	14,937,345
Oracle Corp.	40,653	1,828,165
Red Hat, Inc.*	2,364	163,447

Salesforce.com, Inc.*	7,373	437,293
Symantec Corp.	231,086	5,928,511

		26,663,038

Technology Hardware, Storage & Peripherals (3.3%)
Apple, Inc.	139,269	15,372,512
EMC Corp.	25,567	760,363
Hewlett-Packard Co.	102,669	4,120,107
NetApp, Inc.	3,918	162,401
Samsung Electronics Co., Ltd.	1,920	2,307,940
SanDisk Corp.	2,773	271,699
Seagate Technology plc	4,111	273,381
Western Digital Corp.	2,740	303,318

		23,571,721

Total Information Technology		85,446,630

Materials (3.1%)
Chemicals (0.8%)
Air Products and Chemicals, Inc.	2,416	348,460
Airgas, Inc.	848	97,673
CF Industries Holdings, Inc.	626	170,610
Dow Chemical Co.	13,921	634,937
E.I. du Pont de Nemours & Co.	11,384	841,733
Eastman Chemical Co.	1,864	141,403
Ecolab, Inc.	3,394	354,741
FMC Corp.	1,683	95,981
International Flavors & Fragrances, Inc.	1,014	102,779
LyondellBasell Industries N.V., Class A	5,222	414,575
Monsanto Co.	6,082	726,616
Mosaic Co.	3,958	180,683
PPG Industries, Inc.	1,723	398,271
Praxair, Inc.	3,661	474,319
Sherwin-Williams Co.	1,025	269,616
Sigma-Aldrich Corp.	1,496	205,356

		5,457,753

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	780	86,050
Vulcan Materials Co.	1,654	108,717

		194,767

Containers & Packaging (0.5%)
Avery Dennison Corp.	1,146	59,455
Ball Corp.	1,714	116,843
MeadWestvaco Corp.	77,819	3,454,385
Owens-Illinois, Inc.*	2,060	55,599
Sealed Air Corp.	2,650	112,440

		3,798,722

Metals & Mining (1.1%)
Alcoa, Inc.	14,809	233,834
Allegheny Technologies, Inc.	1,359	47,253
Anglo American plc	52,804	976,976
Freeport-McMoRan, Inc.	144,403	3,373,254
Newmont Mining Corp.	6,291	118,900
Nucor Corp.	4,008	196,592
ThyssenKrupp AG*	103,112	2,652,094

		7,598,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Paper & Forest Products (0.7%)
International Paper Co.	89,354	$4,787,588

Total Materials		21,837,733

Telecommunication Services (1.6%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	65,173	2,189,161
CenturyLink, Inc.	7,169	283,749
Frontier Communications Corp.	12,525	83,542
Koninklijke KPN N.V.	660,675	2,082,963
Level 3 Communications, Inc.*	3,503	172,978
Verizon Communications, Inc.	52,140	2,439,109
Windstream Holdings, Inc.	7,533	62,072

		7,313,574

Wireless Telecommunication Services (0.6%)
Vodafone Group plc	1,262,900	4,327,277

Total Telecommunication Services		11,640,851

Utilities (1.4%)
Electric Utilities (0.6%)
American Electric Power Co., Inc.	6,147	373,246
Duke Energy Corp.	8,887	742,420
Edison International	4,093	268,010
Entergy Corp.	2,267	198,317
Exelon Corp.	10,798	400,390
FirstEnergy Corp.	5,286	206,101
NextEra Energy, Inc.	5,484	582,894
Northeast Utilities	3,980	213,010
Pepco Holdings, Inc.	3,176	85,530
Pinnacle West Capital Corp.	1,380	94,268
PPL Corp.	8,356	303,573
Southern Co.	11,305	555,188
Xcel Energy, Inc.	6,353	228,200

		4,251,147

Gas Utilities (0.0%)
AGL Resources, Inc.	1,493	81,383

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.	8,238	113,438
NRG Energy, Inc.	102,596	2,764,962

		2,878,400

Multi-Utilities (0.4%)
Ameren Corp.	3,057	141,019
CenterPoint Energy, Inc.	5,419	126,967
CMS Energy Corp.	3,468	120,513
Consolidated Edison, Inc.	3,680	242,917
Dominion Resources, Inc.	7,336	564,138
DTE Energy Co.	2,225	192,173
Integrys Energy Group, Inc.	999	77,772
NiSource, Inc.	3,967	168,280
PG&E Corp.	5,969	317,790
Public Service Enterprise Group, Inc.	6,358	263,285
SCANA Corp.	1,794	108,358
Sempra Energy	2,904	323,389
TECO Energy, Inc.	2,969	60,835
Wisconsin Energy Corp.	2,839	149,729

		2,857,165

Total Utilities		10,068,095

Total Common Stocks (74.4%) (Cost $324,335,420)		533,913,146

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (3.4%)
Consumer Discretionary (1.4%)
Hotels, Restaurants & Leisure (0.2%)
Caesars Entertainment Operating Company, Inc.
5.985%, 3/1/17 (b)	$1,386,721	$1,215,147
9.750%, 3/1/17	714,410	627,252
Tropicana Entertainment LLC/Tropicana Finance Corp.
9.625%, 12/15/14 (h)*†	2,014,000	—

		1,842,399

Media (0.7%)
Cengage Learning Acquisitions, Inc., Term Loan
7.000%, 3/31/20 (b)	133,988	132,396
Clear Channel Communications, Inc., Term Loan
3.819%, 1/29/16	18,817	18,553
6.919%, 1/30/19	2,267,587	2,132,950
7.669%, 7/30/19	728,853	695,447
iHeartCommunications, Inc.
9.000%, 12/15/19	2,028,000	2,007,720

		4,987,066

Multiline Retail (0.3%)
J.C. Penney Co., Inc., Term Loan
6.000%, 5/22/18	1,990,578	1,953,254

Specialty Retail (0.2%)
Toys R Us, Inc.
8.250%, 10/15/19	184,000	181,240
9.750%, 3/15/20	1,559,235	1,418,904

		1,600,144

Total Consumer Discretionary		10,382,863

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
NGPL PipeCo LLC
7.119%, 12/15/17§	743,000	728,140
9.625%, 6/1/19§	1,103,000	1,097,485
Term Loan
6.750%, 9/15/17	60,111	57,857

Total Energy		1,883,482

Information Technology (0.8%)
Communications Equipment (0.7%)
Avaya, Inc.
7.000%, 4/1/19§	966,000	941,850
10.500%, 3/1/21§	2,871,000	2,447,528
Term Loan
4.669%, 10/26/17	1,434,517	1,373,848
6.500%, 3/31/18	351,731	346,345

		5,109,571

IT Services (0.1%)
First Data Corp.
11.750%, 8/15/21	682,000	786,005

Total Information Technology		5,895,576

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Materials (0.2%)
Metals & Mining (0.2%)
Walter Energy, Inc.
9.500%, 10/15/19§	$442,000	$335,920
12.000%, 4/1/20 PIK§	381,000	114,300
Term Loan
7.250%, 4/1/18	806,015	620,128

Total Materials		1,070,348

Utilities (0.7%)
Electric Utilities (0.7%)
Energy Future Holdings Corp., Term Loan
0.000%, 10/10/17	5,264,099	3,382,184
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
11.500%, 10/1/20 (h)§	2,404,000	1,706,840

Total Utilities		5,089,024

Total Corporate Bonds		24,321,293

Government Security (0.1%)
Municipal Bond (0.1%)
Commonwealth of Puerto Rico, General Obligations, Series A
8.000%, 7/1/35	1,120,000	975,878

Total Long-Term Debt Securities (3.5%) (Cost $28,465,549)		25,297,171

SHORT-TERM INVESTMENTS:
Government Securities (2.9%)
U.S. Treasury Bills
0.00%, 1/2/15 (p)	5,000,000	4,999,999
0.01%, 1/8/15 (p)	1,500,000	1,499,996
0.03%, 1/22/15 (p)	2,000,000	1,999,964
0.02%, 3/5/15 (p)	2,000,000	1,999,940
0.01%, 3/12/15 (p)	2,000,000	1,999,961
0.01%, 4/2/15 (p)	1,000,000	999,962

0.03%, 4/9/15 (p)	1,500,000	1,499,859
0.01%, 4/16/15 (p)	3,000,000	2,999,869
0.04%, 4/30/15 (p)	2,000,000	1,999,705
0.05%, 5/14/15 (p)	1,000,000	999,870

Total Government Securities		20,999,125

Total Short-Term Investments (2.9%) (Cost $20,998,487)		20,999,125

Total Investments (80.8%) (Cost $373,799,456)		580,209,442
Other Assets Less Liabilities (19.2%)		138,066,826

Net Assets (100%)		$718,276,268

*	Non-income producing.
†	Securities (totaling $2,995,023 or 0.4% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $7,372,063 or 1.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
PIK	— Payment-in Kind Security

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	1,242	15-March-15	$126,984,034	$127,454,040	$470,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	98	$153,271	$163,930	$(10,659)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	46	71,345	72,803	(1,458)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	37	58,404	58,530	(126)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	14	22,321	22,421	(100)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	17	26,863	27,664	(801)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	234	364,105	378,127	(14,022)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	46	71,329	72,840	(1,511)
British Pound vs. U.S. Dollar, expiring 2/19/15	Barclays Bank plc	113	175,565	182,357	(6,792)
British Pound vs. U.S. Dollar, expiring 2/19/15	Barclays Bank plc	46	71,344	72,861	(1,517)
British Pound vs. U.S. Dollar, expiring 2/19/15	Barclays Bank plc	8	12,968	13,220	(252)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	240	373,464	386,497	(13,033)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	76	118,959	121,682	(2,723)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	15	23,037	23,933	(896)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	34	53,724	55,329	(1,605)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	107	166,696	173,285	(6,589)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	60	93,187	96,808	(3,621)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	171	266,950	274,983	(8,033)
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	14	22,321	22,318	3
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	42	64,841	66,308	(1,467)
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	120	186,375	193,654	(7,279)
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	284	441,929	463,238	(21,309)
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	46	71,345	72,818	(1,473)
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	95	148,306	152,910	(4,604)
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	12	18,625	19,060	(435)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	24	37,938	38,713	(775)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	27	41,939	42,255	(316)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	37	58,405	58,521	(116)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	432	672,378	692,602	(20,224)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	676	1,053,397	1,057,597	(4,200)
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	99	154,126	160,669	(6,543)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	179	278,560	287,871	(9,311)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	40	62,909	63,413	(504)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	157	244,457	251,162	(6,705)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	166	258,656	270,307	(11,651)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	132	205,897	214,357	(8,460)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	12	19,029	18,997	32
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	198	308,273	316,898	(8,625)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	6	9,571	9,791	(220)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	91	141,767	147,413	(5,646)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	5	5,870	6,077	(207)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	13	16,277	16,750	(473)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	16	19,709	20,223	(514)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	5	5,869	6,077	(208)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	49	59,128	60,720	(1,592)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	27	32,556	33,521	(965)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	7	8,805	9,123	(318)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	27	32,554	33,505	(951)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	33	39,419	40,464	(1,045)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	5	5,869	6,077	(208)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	49	59,128	60,744	(1,616)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	7	8,805	9,116	(311)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	27	32,556	33,511	(955)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	442	535,053	548,872	(13,819)
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	80,795	73,363	75,509	(2,146)
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	23,598	21,427	21,917	(490)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	20,495	18,610	19,295	(685)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	8,302	7,538	7,710	(172)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	60,257	$54,714	$54,472	$242
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	38,851	35,277	36,231	(954)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	47,447	43,083	43,075	8
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	63,287	57,466	57,424	42
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	171,867	156,058	155,009	1,049
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	91,277	82,882	83,085	(203)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	36	36,037	36,648	(611)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	55	55,658	57,482	(1,824)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	3	3,105	3,169	(64)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	7	7,148	7,362	(214)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	22	22,503	23,761	(1,258)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	7	7,297	7,747	(450)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	10	10,403	10,850	(447)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	7	7,212	7,576	(364)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	6	6,122	6,423	(301)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	78	78,405	79,737	(1,332)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	4	4,335	4,556	(221)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	7	7,446	7,945	(499)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	2	1,822	1,941	(119)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	61	61,094	62,723	(1,629)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	27	26,914	27,519	(605)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	5	5,083	5,241	(158)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	17	16,808	17,092	(284)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	3	3,104	3,188	(84)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	State Street Bank & Trust	101	102,057	104,801	(2,744)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	State Street Bank & Trust	7	6,566	6,858	(292)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	State Street Bank & Trust	6	5,699	5,897	(198)
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	State Street Bank & Trust	54	53,871	55,455	(1,584)

					$(235,339)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	88	$136,912	$136,387	$525
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	5,597	9,324,948	8,720,192	604,756
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	66	104,478	102,601	1,877
British Pound vs. U.S. Dollar, expiring 2/19/15	Bank of America	133	207,285	206,631	654
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	65	102,471	100,591	1,880
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	5,597	9,327,186	8,720,191	606,995
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	66	104,854	102,602	2,252
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	178	281,286	276,787	4,499
British Pound vs. U.S. Dollar, expiring 2/19/15	Credit Suisse	151	236,862	235,190	1,672
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	33	52,181	51,895	286
British Pound vs. U.S. Dollar, expiring 2/19/15	Deutsche Bank AG	264	413,464	411,946	1,518
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	134	208,658	208,219	439
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	227	363,079	353,988	9,091
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	208	327,562	324,325	3,237
British Pound vs. U.S. Dollar, expiring 2/19/15	HSBC Bank plc	66	104,456	102,602	1,854
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	58	91,275	90,926	349
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	129	204,685	201,181	3,504
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	79	122,595	123,140	(545)
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	5,611	9,350,765	8,741,711	609,054
British Pound vs. U.S. Dollar, expiring 2/19/15	State Street Bank & Trust	431	674,903	671,813	3,090
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	27	34,787	33,025	1,762
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	9	11,821	11,017	804

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	1,716	$2,336,634	$2,077,300	$259,334
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	9	12,250	11,246	1,004
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	27	34,028	32,863	1,165
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	11	14,958	13,703	1,255
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	13	15,835	15,131	704
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	5	6,959	6,485	474
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	59	74,691	70,805	3,886
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Bank of America	26	32,521	31,007	1,514
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Barclays Bank plc	29	36,857	35,565	1,292
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	54	68,072	65,725	2,347
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	16	20,960	19,446	1,514
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	13	15,834	15,131	703
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	16	21,164	19,710	1,454
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	6	7,068	6,844	224
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	12	15,750	14,931	819
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	5	6,632	6,356	276
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	3	3,367	3,068	299
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	2	3,186	2,918	268
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	16	20,016	19,488	528
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Credit Suisse	9	11,054	10,952	102
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	17	22,977	21,171	1,806
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	6	7,479	6,851	628
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	24	31,852	29,174	2,678
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	16	20,680	19,371	1,309
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	29	36,530	35,545	985
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	12	15,740	14,931	809
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	27	34,747	33,025	1,722
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	43	53,764	51,922	1,842
European Union Euro vs. U.S. Dollar, expiring 1/20/15	Deutsche Bank AG	32	41,890	38,893	2,997
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	12	15,763	14,932	831
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	24	31,858	29,174	2,684
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	16	20,711	19,371	1,340
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	49	63,456	59,128	4,328
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	27	34,773	33,027	1,746
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	27	34,179	32,863	1,316
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	8	9,783	9,507	276
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	21	25,560	25,058	502
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	13	15,839	15,131	708
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	26	32,492	31,007	1,485
European Union Euro vs. U.S. Dollar, expiring 1/20/15	HSBC Bank plc	14	19,055	17,437	1,618
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	65	84,563	78,840	5,723
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	24	31,854	29,173	2,681
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	62	78,575	75,036	3,539
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	3	3,440	3,212	228
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	39	51,090	46,856	4,234
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	9	11,266	11,092	174
European Union Euro vs. U.S. Dollar, expiring 1/20/15	State Street Bank & Trust	54	68,026	65,725	2,301
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Bank of America	2,210	2,760,085	2,678,100	81,985
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Credit Suisse	62	77,000	75,037	1,963
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Credit Suisse	27	32,866	32,448	418
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Credit Suisse	2,210	2,760,072	2,678,098	81,974
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Credit Suisse	19	23,833	22,958	875
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Credit Suisse	33	41,806	40,390	1,416
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Deutsche Bank AG	67	83,641	80,780	2,861
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Deutsche Bank AG	62	77,032	75,037	1,995
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Deutsche Bank AG	23	27,800	27,608	192
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Deutsche Bank AG	2,210	2,760,065	2,678,102	81,963
European Union Euro vs. U.S. Dollar, expiring 5/18/15	Deutsche Bank AG	22	27,633	27,159	474

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 5/18/15	HSBC Bank plc	62	$77,084	$75,037	$2,047
European Union Euro vs. U.S. Dollar, expiring 5/18/15	HSBC Bank plc	24	29,298	29,127	171
European Union Euro vs. U.S. Dollar, expiring 5/18/15	HSBC Bank plc	43	53,451	52,026	1,425
European Union Euro vs. U.S. Dollar, expiring 5/18/15	HSBC Bank plc	73	88,855	87,963	892
European Union Euro vs. U.S. Dollar, expiring 5/18/15	State Street Bank & Trust	43	53,438	52,025	1,413
European Union Euro vs. U.S. Dollar, expiring 5/18/15	State Street Bank & Trust	38	47,647	45,915	1,732
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	51,240	45,947	46,527	(580)
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	319,289	308,112	289,921	18,191
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	37,926	36,976	34,438	2,538
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	40,545	38,275	36,815	1,460
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	36,387	34,654	33,040	1,614
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	38,928	36,151	35,347	804
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	196,083	190,613	178,048	12,565
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	79,167	76,247	71,885	4,362
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	238,581	229,717	216,636	13,081
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	58,261	56,063	52,902	3,161
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	69,134	67,075	62,775	4,300
Korean Won vs. U.S. Dollar, expiring 2/12/15	Bank of America	37,926	36,976	34,438	2,538
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	232,931	224,254	211,506	12,748
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	339,333	327,370	308,122	19,248
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	94,904	92,454	86,175	6,279
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	59,839	57,771	54,335	3,436
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	94,985	92,416	86,248	6,168
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	394,426	381,225	358,146	23,079
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	197,751	190,617	179,562	11,055
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	97,292	90,378	88,343	2,035
Korean Won vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	298,226	287,147	270,795	16,352
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	148,013	143,591	134,399	9,192
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	66,254	64,406	60,160	4,246
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	229,228	222,996	208,144	14,852
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	161,695	157,183	146,822	10,361
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	222,925	217,275	202,420	14,855
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	62,379	56,396	56,642	(246)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	221,002	215,352	200,674	14,678
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	146,586	142,583	133,103	9,480
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	203,464	197,462	184,750	12,712
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	76,300	68,308	69,282	(974)
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	53,842	51,976	48,890	3,086
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	38,138	36,735	34,630	2,105
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	155,702	149,926	141,380	8,546
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	17,319	16,493	15,726	767
Korean Won vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	39,230	37,034	35,622	1,412
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	13	14,341	13,102	1,239
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	848	939,891	853,889	86,002
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Bank of America	22	23,162	22,295	867
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	15	15,108	14,695	413
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	11	12,140	11,016	1,124
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	5	5,614	5,433	181
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	13	14,187	12,996	1,191
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	15	16,245	14,968	1,277
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	15	15,388	14,917	471
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	Deutsche Bank AG	7	7,723	7,480	243
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	HSBC Bank plc	8	7,889	7,811	78
Swiss Franc vs. U.S. Dollar, expiring 2/12/15	State Street Bank & Trust	4	4,659	4,508	151

					$2,815,744

					$2,580,405

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): CAD 875, GDP 516,951 and KRW 1.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$56,757,480	$6,927,546	$551,885		$64,236,911
Consumer Staples	52,614,074	9,315,423	—		61,929,497
Energy	39,046,608	9,235,276	—		48,281,884
Financials	100,021,987	12,772,048	2,911,980		115,706,015
Health Care	75,264,052	—	—		75,264,052
Industrials	33,305,510	6,195,968	—		39,501,478
Information Technology	83,138,690	2,307,940	—		85,446,630
Materials	18,208,663	3,629,070	—		21,837,733
Telecommunication Services	5,230,611	6,410,240	—		11,640,851
Utilities	10,068,095	—	—		10,068,095
Corporate Bonds
Consumer Discretionary	—	10,382,863	—	(b)	10,382,863
Energy	—	1,883,482	—		1,883,482
Information Technology	—	5,895,576	—		5,895,576
Materials	—	1,070,348	—		1,070,348
Utilities	—	5,089,024	—		5,089,024
Forward Currency Contracts	—	2,819,465	—		2,819,465
Futures	470,006	—	—		470,006
Government Securities
Municipal Bonds	—	975,878	—		975,878
Short-Term Investments	—	20,999,125	—		20,999,125

Total Assets	$474,125,776	$105,909,272	$3,463,865		$583,498,913

Liabilities:
Forward Currency Contracts	$—	$(239,060)	$—		$(239,060)

Total Liabilities	$—	$(239,060)	$—		$(239,060)

Total	$474,125,776	$105,670,212	$3,463,865		$583,259,853

(a)	A security with a market value of $172,430 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$2,819,465
Equity contracts	Receivables, Net assets – Unrealized appreciation	470,006	*

Total		$3,289,471

	Liability Derivatives
Foreign exchange contracts	Payables	$(239,060)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(2,277,056)	$(2,277,056)
Equity contracts	19,715,386	—	19,715,386

Total	$19,715,386	$(2,277,056)	$17,438,330

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$5,677,642	$5,677,642
Equity contracts	(2,716,955)	—	(2,716,955)

Total	$(2,716,955)	$5,677,642	$2,960,687

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $64,130,000 and futures contracts with an average notional balance of approximately $131,111,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$1,114,421	$(35,286)	$—	$1,079,135
Barclays Bank plc	1,292	(1,292)	—	—
Credit Suisse	814,599	(42,841)	—	771,758
Deutsche Bank AG	107,247	(41,490)	—	65,757
HSBC Bank plc	143,701	(37,696)	—	106,005
State Street Bank & Trust	638,205	(73,186)	—	565,019

Total	$2,819,465	$(231,791)	$—	$2,587,674

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$35,286	$(35,286)	$—	$—
Barclays Bank plc	8,561	(1,292)	—	7,269
Credit Suisse	42,841	(42,841)	—	—
Deutsche Bank AG	41,490	(41,490)	—	—
HSBC Bank plc	37,696	(37,696)	—	—
State Street Bank & Trust	73,186	(73,186)	—	—

Total	$239,060	$(231,791)	$—	$7,269

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$71,206,990
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$146,278,848

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$225,183,304
Aggregate gross unrealized depreciation	(23,494,003)

Net unrealized appreciation	$201,689,301

Federal income tax cost of investments	$378,520,141

For the year ended December 31, 2014, the Portfolio incurred approximately $2,715 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $373,799,456)	$580,209,442
Cash	130,664,180
Foreign cash (Cost $517,096)	517,827
Cash held as collateral at broker	6,004,500
Unrealized appreciation on forward foreign currency contracts	2,819,465
Dividends, interest and other receivables	984,674
Receivable for securities sold	174,216
Receivable from Separate Accounts for Trust shares sold	495
Other assets	1,321

Total assets	721,376,120

LIABILITIES
Due to broker for futures variation margin	1,509,229
Investment management fees payable	432,247
Payable for securities purchased	341,457
Payable to Separate Accounts for Trust shares redeemed	308,340
Unrealized depreciation on forward foreign currency contracts	239,060
Administrative fees payable	76,762
Distribution fees payable – Class IB	50,105
Trustees’ fees payable	1,397
Distribution fees payable – Class IA	666
Accrued expenses	140,589

Total liabilities	3,099,852

NET ASSETS	$718,276,268

Net assets were comprised of:
Paid in capital	$576,506,043
Accumulated undistributed net investment income (loss)	(1,374,028)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(66,316,139)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	209,460,392

Net assets	$718,276,268

Class IA
Net asset value, offering and redemption price per share, $3,177,149 / 244,398 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

Class IB
Net asset value, offering and redemption price per share, $234,509,822 / 18,065,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.98

Class K
Net asset value, offering and redemption price per share, $480,589,297 / 36,964,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $74,720 foreign withholding tax)	$15,737,741
Interest	4,219,077

Total income	19,956,818

EXPENSES
Investment management fees	5,106,468
Administrative fees	975,299
Distribution fees – Class IB	591,203
Custodian fees	88,002
Professional fees	60,400
Printing and mailing expenses	55,700
Trustees’ fees	18,675
Distribution fees – Class IA	8,086
Miscellaneous	24,677

Total expenses	6,928,510

NET INVESTMENT INCOME (LOSS)	13,028,308

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	36,866,672
Futures	19,715,386
Foreign currency transactions	(2,527,318)

Net realized gain (loss)	54,054,740

Change in unrealized appreciation (depreciation) on:
Investments	(1,906,439)
Futures	(2,716,955)
Foreign currency translations	5,643,864

Net change in unrealized appreciation (depreciation)	1,020,470

NET REALIZED AND UNREALIZED GAIN (LOSS)	55,075,210

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$68,103,518

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,028,308	$7,756,198
Net realized gain (loss) on investments, futures and foreign currency transactions	54,054,740	72,970,686
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	1,020,470	105,238,877

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	68,103,518	185,965,761

DIVIDENDS :
Dividends from net investment income
Class IA	(55,243)	(23,011)
Class IB	(4,184,385)	(1,587,902)
Class K	(9,753,779)	(4,537,200)

TOTAL DIVIDENDS :	(13,993,407)	(6,148,113)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 24,772 and 71,187 shares, respectively ]	316,032	758,514
Capital shares issued in reinvestment of dividends [ 4,243 and 1,948 shares, respectively ]	55,243	23,011
Capital shares repurchased [ (78,609) and (164,826) shares, respectively ]	(986,124)	(1,759,571)

Total Class IA transactions	(614,849)	(978,046)

Class IB
Capital shares sold [ 1,079,020 and 1,077,700 shares, respectively ]	13,700,842	11,683,550
Capital shares issued in reinvestment of dividends [ 321,847 and 134,647 shares, respectively ]	4,184,385	1,587,902
Capital shares repurchased [ (3,509,288) and (4,671,076) shares, respectively ]	(43,925,806)	(50,878,571)

Total Class IB transactions	(26,040,579)	(37,607,119)

Class K
Capital shares sold [ 574,440 and 1,702,866 shares, respectively ]	7,351,788	18,154,316
Capital shares issued in reinvestment of dividends [ 749,111 and 384,150 shares, respectively ]	9,753,779	4,537,200
Capital shares repurchased [ (6,179,610) and (6,578,155) shares, respectively ]	(77,498,018)	(73,336,871)

Total Class K transactions	(60,392,451)	(50,645,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(87,047,879)	(89,230,520)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,937,768)	90,587,128
NET ASSETS:
Beginning of year	751,214,036	660,626,908

End of year (a)	$718,276,268	$751,214,036

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,374,028)	$2,238,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.06	$9.40	$8.34	$8.82		$8.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.10	0.10	0.10		0.15	(aa)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.96	2.64	1.09	(0.48)		0.82

Total from investment operations	1.17	2.74	1.19	(0.38)		0.97

Less distributions:
Dividends from net investment income	(0.23)	(0.08)	(0.13)	(0.10)		(0.18)

Net asset value, end of year	$13.00	$12.06	$9.40	$8.34		$8.82

Total return	9.74%	29.16%	14.02%	(4.23)%		12.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,177	$3,547	$3,624	$3,169		$479,285
Ratio of expenses to average net assets:
After waivers and reimbursements	1.12%	1.14%	1.15%	0.90%		0.89%
After waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	0.90%		0.89%
Before waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	0.91%		0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.64%	0.89%	1.05%	1.10%		1.79	%(bb)
After waivers, reimbursements and fees paid indirectly	1.64%	0.89%	1.05%	1.10%		1.79	%(bb)
Before waivers, reimbursements and fees paid indirectly	1.64%	0.89%	1.05%	1.09%		1.78	%(bb)
Portfolio turnover rate^	12%	16%	16%	21%		22%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.05	$9.38	$8.33	$8.80		$8.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.10	0.10	0.11		0.13	(aa)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.96	2.65	1.08	(0.50)		0.82

Total from investment operations	1.16	2.75	1.18	(0.39)		0.95

Less distributions:
Dividends from net investment income	(0.23)	(0.08)	(0.13)	(0.08)		(0.16)

Net asset value, end of year	$12.98	$12.05	$9.38	$8.33		$8.80

Total return	9.66%	29.32%	13.91%	(4.37)%		11.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$234,510	$243,039	$221,751	$222,052		$264,438
Ratio of expenses to average net assets:
After waivers and reimbursements	1.12%	1.14%	1.15%	1.15	%(c)	1.14%
After waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	1.15	%(c)	1.14%
Before waivers, reimbursements and fees paid indirectly	1.12%	1.14%	1.15%	1.16	%(c)	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.62%	0.90%	1.05%	1.21%		1.58	%(cc)
After waivers, reimbursements and fees paid indirectly	1.62%	0.90%	1.05%	1.21%		1.58	%(cc)
Before waivers, reimbursements and fees paid indirectly	1.62%	0.90%	1.05%	1.20%		1.57	%(cc)
Portfolio turnover rate^	12%	16%	16%	21%		22%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/MUTUAL LARGE CAP EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$12.07	$9.40	$8.34	$8.09

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.12	0.12	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.96	2.66	1.09	0.27

Total from investment operations	1.20	2.78	1.21	0.34

Less distributions:
Dividends from net investment income	(0.27)	(0.11)	(0.15)	(0.09)

Net asset value, end of period	$13.00	$12.07	$9.40	$8.34

Total return (b)	9.93%	29.59%	14.31%	4.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$480,589	$504,628	$435,252	$429,993
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.87%	0.89%	0.90%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.87%	0.89%	0.90%	0.88%
Before waivers, reimbursements and fees paid indirectly (a)	0.87%	0.89%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.87%	1.15%	1.30%	2.29%
After waivers, reimbursements and fees paid indirectly (a)	1.87%	1.15%	1.30%	2.29%
Before waivers, reimbursements and fees paid indirectly (a)	1.87%	1.15%	1.30%	2.29%
Portfolio turnover rate^	12%	16%	16%	21%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10 and $0.08 for Class IA and IB, respectively.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.21% for income after waivers and reimbursements, 1.21% after waivers, reimbursements and fees paid indirectly, and 1.20% before waivers, reimbursements and fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.99% for income after waivers and reimbursements, 0.99% after waivers, reimbursements and fees paid indirectly, and 0.98% before waivers, reimbursements and fees paid indirectly.

See Notes to Financial Statements.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Pacific Global Investment Management Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
Since Incept.
Portfolio – Class IB Shares*	(7.98)%
Portfolio – Class K Shares*	(7.84)
Russell 2000® Value Index	4.21
* Date of inception 4/21/14. Returns for periods less than one year are not annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (7.98)% for the period ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 4.21% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the period ended December 31, 2014

What helped performance during the year:

•

Regional trucking company Saia, Inc. outperformed in 2014. The company benefitted not only from the improving economy but also from improved service levels. Management’s continued emphasis on operational efficiency enabled the company to increase shipping rates while controlling costs.

•

Auto parts supplier Gentherm Inc., which is not a component of the benchmark, added to relative performance. Gentherm dominates the market for climate-controlled seats. This technology, once reserved for luxury cars, is increasingly offered as standard features on mid-size and economy vehicles. Moreover, Gentherm recently expanded their product line and announced substantial capital investment plans, including establishing or expanding manufacturing facilities in China, Mexico, Macedonia, and Vietnam.

•	A relative underweight to the Materials sector also added to Portfolio performance for the period.

What hurt performance during the year:

•

Underperformance in Consumer Discretionary stock selection detracted from performance. Notably, specialty retailer Conn’s Inc., which underwrites credit for its furniture, home appliances and electronics customers, underperformed due to a rapid store expansion strategy and growing sales, which pressured the company’s collections operations. As a result credit trends deteriorated.

•

The Portfolio’s underperformance in 2014, especially in the fourth quarter, resulted primarily from the plummeting energy markets. Energy stocks tumbled as growing supplies from North American shale oil, combined with weakening demand in Europe and Asia, sent oil prices from $115 per barrel in June to below $60 by December. Notably, the Portfolio’s Energy sector allocation, rather than the sector’s stock selections, weighed on performance. Names such as Hornbeck Offshore Services, Parker Drilling co., Tidewater, Inc. and Mitcham Industries all detracted from relative performance.

•

Part of the Portfolio’s underperformance in Industrials resulted from an Energy-related holding; DXP Enterprises distributes products and services to the Energy industry. MRC Global, Inc. was another notable detractor in the Industrials sector.

•

Both stock selection and a large underweight in the Financials sector detracted from performance. On overweight in installment lender Regional Management, which credit deterioration in its growing consumer loan portfolio, hurt relative performance.

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Pacific Global Investment Management Company

The Portfolio is positioned in anticipation that the bull market will extend into 2015 on the expectation of more expansive U.S. economic growth and monetary stimulus in Europe. However, we believe risks remain; the timing of the Fed’s decision to raise interest rates, geopolitical volatilities and the strength of the U.S. dollar (and its impact on foreign profits) could challenge investor sentiment. Moreover, the prices of strongly-appreciated stocks may already reflect future growth. Some of the notable trends that helped certain investment sectors last year may not repeat this year: for example, dividend-paying stocks benefited disproportionately from the persistently low interest rate environment.

Sector Weightings as of December 31, 2014	% of Net Assets
Industrials	30.3%
Financials	24.9
Consumer Discretionary	14.4
Energy	9.5
Information Technology	5.1
Utilities	3.6
Consumer Staples	3.1
Health Care	2.8
Materials	2.3
Telecommunication Services	1.8
Cash and Other	2.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$884.81	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class K
Actual	1,000.00	885.31	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (14.4%)
Auto Components (2.4%)
Cooper Tire & Rubber Co.	4,964	$172,003
Cooper-Standard Holding, Inc.*	1,222	70,729
Dana Holding Corp.	7,995	173,811
Federal-Mogul Holdings Corp.*	2,684	43,186
Fuel Systems Solutions, Inc.*	1,263	13,817
Gentherm, Inc.*	85,000	3,112,700
Modine Manufacturing Co.*	3,178	43,221
Remy International, Inc.	2,685	56,170
Shiloh Industries, Inc.*	29	456
Spartan Motors, Inc.	3,040	15,990
Standard Motor Products, Inc.	764	29,124
Stoneridge, Inc.*	596	7,665
Strattec Security Corp.	75	6,193
Superior Industries International, Inc.	2,230	44,132

		3,789,197

Distributors (0.1%)
Core-Mark Holding Co., Inc.	1,943	120,330
VOXX International Corp.*	1,919	16,810
Weyco Group, Inc.	592	17,565

		154,705

Diversified Consumer Services (0.4%)
2U, Inc.*	584	11,482
American Public Education, Inc.*	113	4,166
Ascent Capital Group, Inc., Class A*	1,315	69,603
Bridgepoint Education, Inc.*	1,526	17,274
Career Education Corp.*	6,274	43,667
Carriage Services, Inc.	1,270	26,607
Chegg, Inc.*	7,025	48,543
Houghton Mifflin Harcourt Co.*	10,270	212,692
ITT Educational Services, Inc.*	1,999	19,210
K12, Inc.*	1,916	22,743
Regis Corp.*	4,124	69,118
Steiner Leisure Ltd.*	1,283	59,287
Universal Technical Institute, Inc.	1,969	19,375
Weight Watchers International, Inc.*	198	4,918

		628,685

Hotels, Restaurants & Leisure (2.7%)
Belmond Ltd., Class A*	9,090	112,443
Biglari Holdings, Inc.*	166	66,319
BJ’s Restaurants, Inc.*	1,554	78,026
Bob Evans Farms, Inc.	2,343	119,915
Boyd Gaming Corp.*	1,472	18,812
Bravo Brio Restaurant Group, Inc.*	194,148	2,700,599
Caesars Acquisition Co., Class A*	4,323	44,570
Caesars Entertainment Corp.*	4,140	64,957
Carrols Restaurant Group, Inc.*	3,245	24,759
Churchill Downs, Inc.	434	41,360
Cracker Barrel Old Country Store, Inc.	106	14,921
Dave & Buster’s Entertainment, Inc.*	117	3,194
Denny’s Corp.*	2,692	27,755
DineEquity, Inc.	957	99,183
El Pollo Loco Holdings, Inc.*	163	3,255

Empire Resorts, Inc.*	1,447	$11,229
Habit Restaurants, Inc., Class A*	110	3,558
International Speedway Corp., Class A	2,605	82,448
Interval Leisure Group, Inc.	857	17,903
Intrawest Resorts Holdings, Inc.*	1,264	15,092
Isle of Capri Casinos, Inc.*	1,944	16,271
La Quinta Holdings, Inc.*	1,231	27,156
Life Time Fitness, Inc.*	3,636	205,870
Marcus Corp.	1,729	32,004
Marriott Vacations Worldwide Corp.	2,538	189,183
Monarch Casino & Resort, Inc.*	928	15,396
Morgans Hotel Group Co.*	1,848	14,488
Penn National Gaming, Inc.*	7,413	101,780
Ruby Tuesday, Inc.*	5,806	39,713
Ruth’s Hospitality Group, Inc.	1,230	18,450
Scientific Games Corp., Class A*	1,679	21,374
Sonic Corp.	1,534	41,771
Speedway Motorsports, Inc.	1,029	22,504

		4,296,258

Household Durables (0.8%)
Beazer Homes USA, Inc.*	1,496	28,963
Century Communities, Inc.*	298	5,149
CSS Industries, Inc.	883	24,406
Dixie Group, Inc.*	362	3,319
Ethan Allen Interiors, Inc.	2,379	73,678
Flexsteel Industries, Inc.	432	13,932
Helen of Troy Ltd.*	1,683	109,496
Hovnanian Enterprises, Inc., Class A*	11,001	45,434
KB Home	2,083	34,474
La-Z-Boy, Inc.	752	20,184
LGI Homes, Inc.*	1,097	16,367
Libbey, Inc.*	129	4,056
Lifetime Brands, Inc.	1,024	17,613
M.D.C. Holdings, Inc.	3,681	97,436
M/I Homes, Inc.*	2,317	53,198
Meritage Homes Corp.*	3,691	132,839
NACCO Industries, Inc., Class A	427	25,347
New Home Co., Inc.*	867	12,554
Ryland Group, Inc.	4,426	170,667
Skullcandy, Inc.*	1,961	18,022
Standard Pacific Corp.*	13,602	99,159
TRI Pointe Homes, Inc.*	12,534	191,143
UCP, Inc., Class A*	756	7,938
WCI Communities, Inc.*	1,118	21,890
William Lyon Homes, Class A*	1,440	29,189

		1,256,453

Internet & Catalog Retail (0.2%)
1-800-Flowers.com, Inc., Class A*	2,347	19,339
EVINE Live, Inc.*	2,655	17,497
FTD Cos., Inc.*	1,613	56,165
Gaiam, Inc., Class A*	1,367	9,747
Lands’ End, Inc.*	1,565	84,447
Orbitz Worldwide, Inc.*	2,682	22,073
Shutterfly, Inc.*	1,435	59,832
Travelport Worldwide Ltd.	1,541	27,738
Wayfair, Inc., Class A*	635	12,605

		309,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Leisure Products (0.2%)
Arctic Cat, Inc.	806	$28,613
Black Diamond, Inc.*	2,154	18,848
Brunswick Corp.	4,361	223,545
Callaway Golf Co.	7,386	56,872
Escalade, Inc.	701	10,578
JAKKS Pacific, Inc.*	1,723	11,716
Johnson Outdoors, Inc., Class A	459	14,321
LeapFrog Enterprises, Inc.*	6,324	29,849
Nautilus, Inc.*	1,190	18,064

		412,406

Media (0.9%)
AH Belo Corp., Class A	1,695	17,594
AMC Entertainment Holdings, Inc., Class A	1,987	52,020
Central European Media Enterprises Ltd., Class A*	6,597	21,176
Cinedigm Corp., Class A*	5,212	8,443
Crown Media Holdings, Inc., Class A*	508	1,798
Cumulus Media, Inc., Class A*	4,278	18,096
Daily Journal Corp.*	104	27,353
Dex Media, Inc.*	1,410	12,648
Entercom Communications Corp., Class A*	2,326	28,284
Entravision Communications Corp., Class A	350	2,268
Eros International plc*	1,344	28,439
EW Scripps Co., Class A*	2,965	66,268
Global Sources Ltd.*	1,175	7,473
Harte-Hanks, Inc.	4,713	36,479
Hemisphere Media Group, Inc.*	802	10,819
Journal Communications, Inc., Class A*	4,227	48,315
Lee Enterprises, Inc.*	5,008	18,429
Martha Stewart Living Omnimedia, Inc., Class A*	592	2,552
McClatchy Co., Class A*	5,582	18,532
MDC Partners, Inc., Class A	3,035	68,955
Media General, Inc.*	5,103	85,373
Meredith Corp.	3,384	183,819
National CineMedia, Inc.	4,493	64,564
New Media Investment Group, Inc.	3,422	80,862
New York Times Co., Class A	13,004	171,913
ReachLocal, Inc.*	520	1,789
Reading International, Inc., Class A*	1,664	22,065
Rentrak Corp.*	89	6,481
Saga Communications, Inc., Class A	264	11,479
Salem Communications Corp., Class A	909	7,108
Scholastic Corp.	2,507	91,305
SFX Entertainment, Inc.*	4,213	19,085
Sizmek, Inc.*	2,098	13,133
Time, Inc.	10,378	255,403
Townsquare Media, Inc., Class A*	308	4,066

		1,514,386

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	1,372	$10,167
Burlington Stores, Inc.*	271	12,807
Fred’s, Inc., Class A	3,450	60,064
Tuesday Morning Corp.*	761	16,514

		99,552

Specialty Retail (6.4%)
Aeropostale, Inc.*	7,649	17,746
American Eagle Outfitters, Inc.	18,307	254,101
America’s Car-Mart, Inc.*	630	33,629
Barnes & Noble, Inc.*	3,867	89,792
bebe stores, Inc.	2,789	6,108
Big 5 Sporting Goods Corp.	1,726	25,251
Boot Barn Holdings, Inc.*	282	5,132
Brown Shoe Co., Inc.	2,122	68,222
Build-A-Bear Workshop, Inc.*	334	6,713
Cato Corp., Class A	2,192	92,459
Children’s Place, Inc.	2,078	118,446
Citi Trends, Inc.*	1,478	37,319
Conn’s, Inc.*	110,000	2,055,900
Destination Maternity Corp.	1,111	17,720
Destination XL Group, Inc.*	2,773	15,141
Express, Inc.*	7,462	109,617
Finish Line, Inc., Class A	3,421	83,165
Genesco, Inc.*	2,060	157,837
Group 1 Automotive, Inc.	1,862	166,872
Guess?, Inc.	5,776	121,758
Haverty Furniture Cos., Inc.	1,921	42,281
hhgregg, Inc.*	756	5,723
Hibbett Sports, Inc.*	58,000	2,808,940
Kirkland’s, Inc.*	570	13,475
MarineMax, Inc.*	2,365	47,418
Men’s Wearhouse, Inc.	940	41,501
New York & Co., Inc.*	1,594	4,208
Office Depot, Inc.*	50,307	431,383
Pacific Sunwear of California, Inc.*	646	1,408
Pep Boys-Manny, Moe & Jack*	4,997	49,071
Rent-A-Center, Inc.	4,969	180,474
Sears Hometown and Outlet Stores, Inc.*	1,063	13,978
Shoe Carnival, Inc.	1,411	36,249
Sonic Automotive, Inc., Class A	104,738	2,832,116
Sportsman’s Warehouse Holdings, Inc.*	590	4,319
Stage Stores, Inc.	2,981	61,707
Stein Mart, Inc.	2,627	38,407
Systemax, Inc.*	999	13,487
Tilly’s, Inc., Class A*	1,064	10,310
Vitamin Shoppe, Inc.*	1,457	70,781
West Marine, Inc.*	1,560	20,155
Zumiez, Inc.*	402	15,529

		10,225,848

Textiles, Apparel & Luxury Goods (0.2%)
Columbia Sportswear Co.	840	37,413
Crocs, Inc.*	6,785	84,745
Culp, Inc.	750	16,260
Iconix Brand Group, Inc.*	2,944	99,478
Movado Group, Inc.	956	27,122

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Perry Ellis International, Inc.*	1,118	$28,990
Quiksilver, Inc.*	5,026	11,107
Sequential Brands Group, Inc.*	332	4,339
Skechers U.S.A., Inc., Class A*	963	53,206
Unifi, Inc.*	1,391	41,354

		404,014

Total Consumer Discretionary		23,090,947

Consumer Staples (3.1%)
Beverages (0.0%)
Coca-Cola Bottling Co. Consolidated	42	3,697
Craft Brew Alliance, Inc.*	199	2,655

		6,352

Food & Staples Retailing (0.3%)
Andersons, Inc.	194	10,309
Chefs’ Warehouse, Inc.*	282	6,497
Diplomat Pharmacy, Inc.*	669	18,311
Ingles Markets, Inc., Class A	1,238	45,918
Pantry, Inc.*	2,212	81,977
Roundy’s, Inc.*	3,670	17,763
Smart & Final Stores, Inc.*	555	8,730
SpartanNash Co.	3,557	92,980
SUPERVALU, Inc.*	19,069	184,969
Village Super Market, Inc., Class A	617	16,887
Weis Markets, Inc.	1,009	48,250

		532,591

Food Products (2.5%)
Alico, Inc.	252	12,608
B&G Foods, Inc.	246	7,355
Boulder Brands, Inc.*	483	5,342
Chiquita Brands International, Inc. (b)*	4,446	64,289
Darling Ingredients, Inc.*	162,459	2,950,255
Dean Foods Co.	8,815	170,835
Fresh Del Monte Produce, Inc.	3,418	114,674
Freshpet, Inc.*	486	8,291
John B. Sanfilippo & Son, Inc.	778	35,399
Lancaster Colony Corp.	638	59,742
Omega Protein Corp.*	2,031	21,468
Post Holdings, Inc.*	4,144	173,592
Sanderson Farms, Inc.	320	26,888
Seaboard Corp.*	25	104,949
Seneca Foods Corp., Class A*	773	20,894
Snyder’s-Lance, Inc.	4,475	136,711
Tootsie Roll Industries, Inc.	132	4,046
TreeHouse Foods, Inc.*	1,896	162,165

		4,079,503

Household Products (0.1%)
Central Garden & Pet Co., Class A*	3,748	35,794
Harbinger Group, Inc.*	4,626	65,504
Oil-Dri Corp. of America	400	13,052
Orchids Paper Products Co.	155	4,512

		118,862

Personal Products (0.1%)
Elizabeth Arden, Inc.*	2,438	$52,149
Female Health Co.	603	2,364
Inter Parfums, Inc.	1,441	39,555
Nature’s Sunshine Products, Inc.	974	14,435
Nutraceutical International Corp.*	840	18,110
Revlon, Inc., Class A*	799	27,294
Synutra International, Inc.*	234	1,423

		155,330

Tobacco (0.1%)
Alliance One International, Inc.*	8,360	13,209
Universal Corp.	2,168	95,349
Vector Group Ltd.	2,611	55,640

		164,198

Total Consumer Staples		5,056,836

Energy (9.5%)
Energy Equipment & Services (8.3%)
Aspen Aerogels, Inc.*	159	1,269
Bristow Group, Inc.	3,355	220,725
C&J Energy Services, Inc.*	658	8,692
CHC Group Ltd.*	3,190	10,272
Dawson Geophysical Co.	778	9,515
Era Group, Inc.*	1,932	40,862
Exterran Holdings, Inc.	5,538	180,428
FMSA Holdings, Inc.*	1,391	9,626
Forum Energy Technologies, Inc.*	3,543	73,446
Geospace Technologies Corp.*	1,095	29,018
Gulf Island Fabrication, Inc.	845	16,385
Gulfmark Offshore, Inc., Class A	2,554	62,369
Helix Energy Solutions Group, Inc.*	9,892	214,656
Hercules Offshore, Inc.*	15,408	15,408
Hornbeck Offshore Services, Inc.*	98,445	2,458,172
Independence Contract Drilling, Inc.*	558	2,913
ION Geophysical Corp.*	10,347	28,454
Key Energy Services, Inc.*	12,533	20,930
Matrix Service Co.*	125,000	2,790,000
McDermott International, Inc.*	22,506	65,492
Mitcham Industries, Inc.*	21,158	125,467
Natural Gas Services Group, Inc.*	101,158	2,330,680
Newpark Resources, Inc.*	8,029	76,597
Nordic American Offshore Ltd.	955	11,727
North American Energy Partners, Inc.	300,000	942,000
North Atlantic Drilling Ltd.	5,126	8,355
Nuverra Environmental Solutions, Inc.*	1,445	8,020
Parker Drilling Co.*	401,148	1,231,524
PHI, Inc. (Non-Voting)*	1,135	42,449
Pioneer Energy Services Corp.*	1,687	9,346
SEACOR Holdings, Inc.*	1,743	128,651
Tesco Corp.	3,011	38,601
TETRA Technologies, Inc.*	7,328	48,951
Tidewater, Inc.	63,000	2,041,830
Vantage Drilling Co.*	19,825	9,691

		13,312,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (1.2%)
Adams Resources & Energy, Inc.	183	$9,141
Alon USA Energy, Inc.	1,782	22,578
Alpha Natural Resources, Inc.*	21,235	35,462
American Eagle Energy Corp.*	3,022	1,882
Amyris, Inc.*	2,385	4,913
Apco Oil and Gas International, Inc.*	783	10,985
Approach Resources, Inc.*	2,180	13,930
Arch Coal, Inc.	20,295	36,125
Ardmore Shipping Corp.	1,726	20,660
Bill Barrett Corp.*	4,739	53,977
BPZ Resources, Inc.*	6,200	1,792
Callon Petroleum Co.*	5,171	28,182
Clean Energy Fuels Corp.*	2,989	14,930
Cloud Peak Energy, Inc.*	5,729	52,592
Comstock Resources, Inc.	4,525	30,815
Contango Oil & Gas Co.*	1,661	48,568
Delek U.S. Holdings, Inc.	2,708	73,874
DHT Holdings, Inc.	8,650	63,231
Dorian LPG Ltd.*	691	9,598
Eclipse Resources Corp.*	1,518	10,672
Emerald Oil, Inc.*	5,467	6,560
Energy XXI Ltd.	8,885	28,965
EXCO Resources, Inc.	8,787	19,068
Frontline Ltd.*	6,338	15,908
GasLog Ltd.	3,227	65,669
Gastar Exploration, Inc.*	381	918
Green Plains, Inc.	563	13,951
Halcon Resources Corp.*	24,789	44,124
Hallador Energy Co.	966	10,636
Harvest Natural Resources, Inc.*	3,935	7,122
Matador Resources Co.*	3,008	60,852
Midstates Petroleum Co., Inc.*	3,509	5,299
Miller Energy Resources, Inc.*	2,751	3,439
Navios Maritime Acquisition Corp.	7,758	28,162
Nordic American Tankers Ltd.	8,396	84,548
Northern Oil and Gas, Inc.*	5,672	32,047
Pacific Ethanol, Inc.*	2,120	21,900
PDC Energy, Inc.*	3,113	128,474
Penn Virginia Corp.*	6,249	41,743
PetroQuest Energy, Inc.*	565	2,113
Quicksilver Resources, Inc.*	10,751	2,131
Renewable Energy Group, Inc.*	3,233	31,392
Resolute Energy Corp.*	7,402	9,771
REX American Resources Corp.*	111	6,879
Rosetta Resources, Inc.*	5,013	111,840
RSP Permian, Inc.*	1,555	39,093
Sanchez Energy Corp.*	1,923	17,865
Scorpio Tankers, Inc.	15,409	133,904
Ship Finance International Ltd.	5,535	78,154
Stone Energy Corp.*	5,253	88,671
Swift Energy Co.*	4,234	17,148
Teekay Tankers Ltd., Class A	5,820	29,449
TransAtlantic Petroleum Ltd.*	989	5,331
Triangle Petroleum Corp.*	2,721	13,006
VAALCO Energy, Inc.*	4,797	21,874
W&T Offshore, Inc.	2,051	15,054
Warren Resources, Inc.*	6,973	11,227
Westmoreland Coal Co.*	1,392	46,228

		1,844,422

Total Energy		15,156,943

Financials (24.9%)
Banks (10.1%)
1st Source Corp.	1,427	$48,960
American National Bankshares, Inc.	722	17,913
Ameris Bancorp	2,377	60,946
Ames National Corp.	775	20,103
Arrow Financial Corp.	1,013	27,847
Banc of California, Inc.	3,046	34,938
BancFirst Corp.	673	42,661
Banco Latinoamericano de Comercio Exterior S.A., Class E	2,802	84,340
Bancorp, Inc.*	3,101	33,770
BancorpSouth, Inc.	9,027	203,198
Bank of Kentucky Financial Corp.	595	28,721
Bank of Marin Bancorp/California	560	29,450
Banner Corp.	1,851	79,630
BBCN Bancorp, Inc.	7,466	107,361
Blue Hills Bancorp, Inc.*	2,612	35,471
BNC Bancorp	1,895	32,613
Boston Private Financial Holdings, Inc.	7,513	101,200
Bridge Bancorp, Inc.	1,131	30,254
Bridge Capital Holdings*	945	21,149
Bryn Mawr Bank Corp.	1,301	40,721
C1 Financial, Inc.*	270	4,938
Camden National Corp.	702	27,968
Capital Bank Financial Corp., Class A*	2,186	58,585
Capital City Bank Group, Inc.	1,017	15,804
Cardinal Financial Corp.	2,899	57,487
Cascade Bancorp*	2,760	14,324
Cathay General Bancorp	62,488	1,599,068
Centerstate Banks, Inc.	3,446	41,042
Central Pacific Financial Corp.	1,554	33,411
Century Bancorp, Inc./Massachusetts, Class A	344	13,781
Chemical Financial Corp.	3,031	92,870
Citizens & Northern Corp.	1,154	23,853
City Holding Co.	1,495	69,562
CNB Financial Corp./Pennsylvania	1,320	24,420
CoBiz Financial, Inc.	3,433	45,075
Columbia Banking System, Inc.	5,333	147,244
Community Bank System, Inc.	3,849	146,762
Community Trust Bancorp, Inc.	1,489	54,512
CommunityOne Bancorp*	930	10,648
ConnectOne Bancorp, Inc.	2,145	40,755
CU Bancorp*	1,000	21,690
Customers Bancorp, Inc.*	2,467	48,008
CVB Financial Corp.	9,944	159,303
Eagle Bancorp, Inc.*	618	21,951
East West Bancorp, Inc.	70,000	2,709,700
Enterprise Bancorp, Inc./Massachusetts	653	16,488
Enterprise Financial Services Corp.	1,868	36,856
F.N.B. Corp./Pennsylvania	16,264	216,636
FCB Financial Holdings, Inc., Class A*	733	18,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Fidelity Southern Corp.	1,604	$25,840
Financial Institutions, Inc.	1,261	31,714
First Bancorp, Inc./Maine	906	16,390
First Bancorp/North Carolina	1,850	34,170
First BanCorp/Puerto Rico*	9,748	57,221
First Busey Corp.	6,593	42,920
First Business Financial Services, Inc.	374	17,918
First Citizens BancShares, Inc./North Carolina, Class A	713	180,239
First Commonwealth Financial Corp.	8,840	81,505
First Community Bancshares, Inc./Virginia	1,560	25,693
First Connecticut Bancorp, Inc./Connecticut	1,522	24,839
First Financial Bancorp	5,455	101,408
First Financial Bankshares, Inc.	2,717	81,184
First Financial Corp./Indiana	1,084	38,612
First Interstate BancSystem, Inc., Class A	1,745	48,546
First Merchants Corp.	3,390	77,123
First Midwest Bancorp, Inc./Illinois	7,065	120,882
First NBC Bank Holding Co.*	1,444	50,829
First of Long Island Corp.	1,152	32,682
FirstMerit Corp.	15,534	293,437
Flushing Financial Corp.	2,886	58,499
German American Bancorp, Inc.	1,266	38,638
Glacier Bancorp, Inc.	6,992	194,168
Great Southern Bancorp, Inc.	984	39,035
Great Western Bancorp, Inc.*	1,702	38,789
Green Bancorp, Inc.*	381	4,587
Guaranty Bancorp	1,305	18,844
Hampton Roads Bankshares, Inc.*	2,998	5,037
Hancock Holding Co.	7,731	237,342
Hanmi Financial Corp.	3,025	65,975
Heartland Financial USA, Inc.	1,472	39,891
Heritage Commerce Corp.	1,860	16,424
Heritage Financial Corp./Washington	2,869	50,351
Heritage Oaks Bancorp	2,190	18,374
Hilltop Holdings, Inc.*	6,405	127,780
Home BancShares, Inc./Arkansas	983	31,613
HomeTrust Bancshares, Inc.*	2,019	33,637
Horizon Bancorp/Indiana	888	23,212
Hudson Valley Holding Corp.	1,396	37,915
Iberiabank Corp.	2,954	191,567
Independent Bank Corp./Massachusetts	2,255	96,537
Independent Bank Corp./Michigan	1,610	21,011
Independent Bank Group, Inc.	503	19,647
International Bancshares Corp.	5,095	135,221
Investors Bancorp, Inc.	29,677	333,124
Lakeland Bancorp, Inc.	3,597	42,085
Lakeland Financial Corp.	1,574	68,422
Macatawa Bank Corp.	2,576	14,013
MainSource Financial Group, Inc.	1,945	40,689
MB Financial, Inc.	6,237	204,948

Mercantile Bank Corp.	1,592	$33,464
Merchants Bancshares, Inc./Vermont	517	15,836
Metro Bancorp, Inc.*	1,356	35,148
MidSouth Bancorp, Inc.	749	12,988
MidWestOne Financial Group, Inc.	672	19,360
National Bank Holdings Corp., Class A	3,532	68,556
National Bankshares, Inc./Virginia	633	19,237
National Penn Bancshares, Inc.	11,451	120,522
NBT Bancorp, Inc.	4,126	108,390
NewBridge Bancorp*	3,240	28,220
Northrim BanCorp, Inc.	651	17,082
OFG Bancorp	4,239	70,579
Old Line Bancshares, Inc.	805	12,735
Old National Bancorp/Indiana	10,933	162,683
Opus Bank*	513	14,554
Pacific Continental Corp.	1,626	23,057
Pacific Premier Bancorp, Inc.*	1,690	29,288
Palmetto Bancshares, Inc.	421	7,031
Park National Corp.	1,207	106,795
Park Sterling Corp.	4,234	31,120
Peapack-Gladstone Financial Corp.	1,145	21,251
Penns Woods Bancorp, Inc.	475	23,399
Peoples Bancorp, Inc./Ohio	1,232	31,946
Peoples Financial Services Corp.	711	35,322
Pinnacle Financial Partners, Inc.	3,341	132,103
Preferred Bank/California	1,086	30,289
PrivateBancorp, Inc.	6,735	224,949
Prosperity Bancshares, Inc.	6,560	363,162
Renasant Corp.	2,963	85,720
Republic Bancorp, Inc./Kentucky, Class A	940	23,237
Republic First Bancorp, Inc.*	2,986	11,198
S&T Bancorp, Inc.	2,794	83,289
Sandy Spring Bancorp, Inc.	2,348	61,236
Seacoast Banking Corp. of Florida*	1,842	25,328
ServisFirst Bancshares, Inc.	168	5,536
Sierra Bancorp	1,101	19,334
Simmons First National Corp., Class A	1,554	63,170
South State Corp.	2,269	152,205
Southside Bancshares, Inc.	2,226	64,365
Southwest Bancorp, Inc./Oklahoma	1,896	32,915
Square 1 Financial, Inc., Class A*	462	11,411
State Bank Financial Corp.	3,082	61,578
Sterling Bancorp/Delaware	7,916	113,832
Stock Yards Bancorp, Inc.	1,393	46,443
Stonegate Bank	950	28,139
Suffolk Bancorp	1,095	24,867
Sun Bancorp, Inc./New Jersey*	768	14,899
Susquehanna Bancshares, Inc.	17,610	236,502
Talmer Bancorp, Inc., Class A	1,749	24,556
Texas Capital Bancshares, Inc.*	2,763	150,114
Tompkins Financial Corp.	1,420	78,526
Towne Bank/Virginia	2,816	42,578
Trico Bancshares	2,136	52,759

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TriState Capital Holdings, Inc.*	2,126	$21,770
Triumph Bancorp, Inc.*	672	9,106
Trustmark Corp.	6,334	155,436
UMB Financial Corp.	3,545	201,675
Umpqua Holdings Corp.	15,650	266,207
Union Bankshares Corp.	4,378	105,422
United Bankshares, Inc./West Virginia	6,484	242,826
United Community Banks, Inc./Georgia	4,740	89,776
Univest Corp. of Pennsylvania	1,536	31,089
Valley National Bancorp	21,379	207,590
ViewPoint Financial Group, Inc.	3,349	79,874
Washington Trust Bancorp, Inc.	1,379	55,408
Webster Financial Corp.	8,492	276,245
WesBanco, Inc.	2,474	86,095
West Bancorp, Inc.	1,503	25,581
Westamerica Bancorp	2,483	121,717
Western Alliance Bancorp*	3,315	92,157
Wilshire Bancorp, Inc.	6,589	66,747
Wintrust Financial Corp.	4,385	205,043
Yadkin Financial Corp.*	1,889	37,119

		16,172,261

Capital Markets (0.9%)
Actua Corp.*	3,898	71,996
Arlington Asset Investment Corp., Class A	2,071	55,109
Ashford, Inc.*	77	7,238
BGC Partners, Inc., Class A	11,879	108,693
Calamos Asset Management, Inc., Class A	1,635	21,778
CIFC Corp.	561	4,639
Cowen Group, Inc., Class A*	10,854	52,099
FBR & Co.*	775	19,057
Fifth Street Asset Management, Inc.*	228	3,181
FXCM, Inc., Class A	4,365	72,328
GFI Group, Inc.	7,107	38,733
INTL FCStone, Inc.*	1,097	22,565
Investment Technology Group, Inc.*	3,415	71,100
Janus Capital Group, Inc.	14,073	226,998
KCG Holdings, Inc., Class A*	4,247	49,478
Manning & Napier, Inc.	1,301	17,980
Medley Management, Inc., Class A	224	3,293
Moelis & Co., Class A	629	21,971
OM Asset Management plc*	918	14,908
Oppenheimer Holdings, Inc., Class A	970	22,553
Piper Jaffray Cos.*	1,523	88,471
Safeguard Scientifics, Inc.*	1,963	38,907
Stifel Financial Corp.*	6,169	314,742
SWS Group, Inc.*	2,594	17,925
Walter Investment Management Corp.*	3,540	58,445

		1,424,187

Consumer Finance (1.5%)
Cash America International, Inc.	2,676	60,531
Consumer Portfolio Services, Inc.*	1,969	14,492

Encore Capital Group, Inc.*	789	$35,032
Enova International, Inc.*	2,448	54,493
Ezcorp, Inc., Class A*	4,775	56,106
Green Dot Corp., Class A*	2,966	60,773
JG Wentworth Co., Class A*	1,102	11,747
Nelnet, Inc., Class A	1,945	90,112
Nicholas Financial, Inc.*	966	14,393
Regional Management Corp.*	116,042	1,834,624
Springleaf Holdings, Inc.*	2,292	82,902

		2,315,205

Diversified Financial Services (0.2%)
Gain Capital Holdings, Inc.	2,222	20,043
Marlin Business Services Corp.	761	15,623
NewStar Financial, Inc.*	2,551	32,653
PHH Corp.*	4,798	114,960
PICO Holdings, Inc.*	2,191	41,300
Resource America, Inc., Class A	1,275	11,526
Tiptree Financial, Inc., Class A*	957	7,752

		243,857

Insurance (2.4%)
Ambac Financial Group, Inc.*	4,214	103,243
American Equity Investment Life Holding Co.	6,992	204,097
AMERISAFE, Inc.	1,763	74,681
AmTrust Financial Services, Inc.	792	44,550
Argo Group International Holdings Ltd.	2,458	136,345
Atlas Financial Holdings, Inc.*	83	1,355
Baldwin & Lyons, Inc., Class B	887	22,867
Citizens, Inc./Texas*	4,206	31,966
CNO Financial Group, Inc.	19,282	332,036
Crawford & Co., Class B	1,962	20,169
Donegal Group, Inc., Class A	777	12,416
EMC Insurance Group, Inc.	495	17,553
Employers Holdings, Inc.	1,242	29,199
Enstar Group Ltd.*	804	122,924
FBL Financial Group, Inc., Class A	914	53,039
Federated National Holding Co.	130	3,141
Fidelity & Guaranty Life	1,054	25,581
First American Financial Corp.	10,054	340,831
Global Indemnity plc*	773	21,930
Greenlight Capital Reinsurance Ltd., Class A*	2,675	87,339
Hallmark Financial Services, Inc.*	1,349	16,309
HCI Group, Inc.	267	11,545
Horace Mann Educators Corp.	3,832	127,146
Independence Holding Co.	684	9,542
Infinity Property & Casualty Corp.	694	53,618
Kansas City Life Insurance Co.	341	16,378
Kemper Corp.	4,372	157,873
Maiden Holdings Ltd.	4,217	53,935
Meadowbrook Insurance Group, Inc.	4,802	40,625
Montpelier Reinsurance Holdings Ltd.	3,448	123,507
National General Holdings Corp.	3,363	62,585
National Interstate Corp.	530	15,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

National Western Life Insurance Co., Class A	212	$57,081
Navigators Group, Inc.*	991	72,680
OneBeacon Insurance Group Ltd., Class A	2,132	34,538
Phoenix Cos., Inc.*	526	36,226
Platinum Underwriters Holdings Ltd.	2,335	171,436
Primerica, Inc.	5,148	279,330
RLI Corp.	4,047	199,922
Safety Insurance Group, Inc.	1,226	78,476
Selective Insurance Group, Inc.	5,275	143,322
State Auto Financial Corp.	1,410	31,330
State National Cos., Inc.	1,761	21,097
Stewart Information Services Corp.	2,032	75,265
Symetra Financial Corp.	7,090	163,425
Third Point Reinsurance Ltd.*	5,259	76,203
United Fire Group, Inc.	1,932	57,438
United Insurance Holdings Corp.	138	3,029
Universal Insurance Holdings, Inc.	148	3,027

		3,877,944

Real Estate Investment Trusts (REITs) (7.9%)
Acadia Realty Trust (REIT)	6,057	194,006
AG Mortgage Investment Trust, Inc. (REIT)	2,847	52,869
Agree Realty Corp. (REIT)	1,691	52,573
Alexander’s, Inc. (REIT)	20	8,744
Altisource Residential Corp. (REIT)	5,425	105,245
American Assets Trust, Inc. (REIT)	2,021	80,456
American Capital Mortgage Investment Corp. (REIT)	4,939	93,051
American Realty Capital Healthcare Trust, Inc. (REIT)	16,222	193,042
American Residential Properties, Inc. (REIT)*	3,210	56,400
AmREIT, Inc. (REIT)	1,934	51,328
Anworth Mortgage Asset Corp. (REIT)	11,431	60,013
Apollo Commercial Real Estate Finance, Inc. (REIT)	4,598	75,223
Apollo Residential Mortgage, Inc. (REIT)	2,965	46,758
Ares Commercial Real Estate Corp. (REIT)	2,733	31,375
Armada Hoffler Properties, Inc. (REIT)	2,392	22,700
ARMOUR Residential REIT, Inc. (REIT)	34,136	125,620
Ashford Hospitality Prime, Inc. (REIT)	2,421	41,544
Ashford Hospitality Trust, Inc. (REIT)	6,769	70,939
Associated Estates Realty Corp. (REIT)	5,529	128,328
Aviv REIT, Inc. (REIT)	1,782	61,443
Campus Crest Communities, Inc. (REIT)	6,029	44,072

Capstead Mortgage Corp. (REIT)	9,364	$114,990
CareTrust REIT, Inc. (REIT)	289	3,563
CatchMark Timber Trust, Inc. (REIT), Class A	1,979	22,402
Cedar Realty Trust, Inc. (REIT)	7,810	57,325
Chambers Street Properties (REIT)	22,663	182,664
Chatham Lodging Trust (REIT)	3,232	93,631
Chesapeake Lodging Trust (REIT)	5,200	193,492
Colony Financial, Inc. (REIT)	10,195	242,845
CorEnergy Infrastructure Trust, Inc. (REIT)	4,300	27,864
Cousins Properties, Inc. (REIT)	20,852	238,130
CubeSmart (REIT)	15,335	338,443
CyrusOne, Inc. (REIT)	3,078	84,799
CYS Investments, Inc. (REIT)	15,292	133,346
DCT Industrial Trust, Inc. (REIT)	7,859	280,252
DiamondRock Hospitality Co. (REIT)	18,570	276,136
DuPont Fabros Technology, Inc. (REIT)	4,183	139,043
Dynex Capital, Inc. (REIT)	5,510	45,457
EastGroup Properties, Inc. (REIT)	333	21,086
Education Realty Trust, Inc. (REIT)	3,715	135,932
EPR Properties (REIT)	5,409	311,721
Equity One, Inc. (REIT)	5,927	150,309
Excel Trust, Inc. (REIT)	5,815	77,863
FelCor Lodging Trust, Inc. (REIT)	11,751	127,146
First Industrial Realty Trust, Inc. (REIT)	10,462	215,099
First Potomac Realty Trust (REIT)	5,757	71,157
Franklin Street Properties Corp. (REIT)	8,726	107,068
Geo Group, Inc. (REIT)	6,839	276,022
Getty Realty Corp. (REIT)	2,561	46,636
Gladstone Commercial Corp. (REIT)	1,848	31,730
Glimcher Realty Trust (REIT)	2,136	29,349
Government Properties Income Trust (REIT)	6,408	147,448
Gramercy Property Trust, Inc. (REIT)	17,579	121,295
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	2,440	34,721
Hatteras Financial Corp. (REIT)	9,284	171,104
Healthcare Realty Trust, Inc. (REIT)	9,177	250,716
Hersha Hospitality Trust (REIT)	19,248	135,313
Highwoods Properties, Inc. (REIT)	8,575	379,701
Hudson Pacific Properties, Inc. (REIT)	5,318	159,859
Inland Real Estate Corp. (REIT)	8,216	89,965
Invesco Mortgage Capital, Inc. (REIT)	11,877	183,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Investors Real Estate Trust (REIT)	10,445	$85,336
iStar Financial, Inc. (REIT)*	8,123	110,879
Kite Realty Group Trust (REIT)	3,146	90,416
LaSalle Hotel Properties (REIT)	10,508	425,259
Lexington Realty Trust (REIT)	19,605	215,263
LTC Properties, Inc. (REIT)	3,382	146,001
Mack-Cali Realty Corp. (REIT)	8,522	162,429
Medical Properties Trust, Inc. (REIT)	16,467	226,915
Monmouth Real Estate Investment Corp. (REIT)	5,573	61,693
New Residential Investment Corp. (REIT)	13,203	168,602
New York Mortgage Trust, Inc. (REIT)	9,932	76,576
New York REIT, Inc. (REIT)	15,563	164,812
One Liberty Properties, Inc. (REIT)	1,169	27,670
Owens Realty Mortgage, Inc. (REIT)	1,072	15,705
Parkway Properties, Inc./Maryland (REIT)	7,395	135,994
Pebblebrook Hotel Trust (REIT)	6,731	307,136
Pennsylvania Real Estate Investment Trust (REIT)	6,534	153,288
PennyMac Mortgage Investment Trust (REIT)	4,210	88,789
Physicians Realty Trust (REIT)	4,555	75,613
PS Business Parks, Inc. (REIT)	954	75,881
RAIT Financial Trust (REIT)	7,724	59,243
Ramco-Gershenson Properties Trust (REIT)	7,294	136,690
Redwood Trust, Inc. (REIT)	7,915	155,926
Resource Capital Corp. (REIT)	12,865	64,840
Retail Opportunity Investments Corp. (REIT)	8,410	141,204
Rexford Industrial Realty, Inc. (REIT)	4,417	69,391
RLJ Lodging Trust (REIT)	12,310	412,754
Rouse Properties, Inc. (REIT)	3,639	67,394
Ryman Hospitality Properties, Inc. (REIT)	2,038	107,484
Sabra Health Care REIT, Inc. (REIT)	343	10,417
Saul Centers, Inc. (REIT)	202	11,552
Select Income REIT (REIT)	3,484	85,044
Silver Bay Realty Trust Corp. (REIT)	3,677	60,891
Sovran Self Storage, Inc. (REIT)	460	40,121
STAG Industrial, Inc. (REIT)	5,360	131,320
STORE Capital Corp. (REIT)	3,013	65,111
Strategic Hotels & Resorts, Inc. (REIT)*	5,879	77,779
Summit Hotel Properties, Inc. (REIT)	8,104	100,814
Sunstone Hotel Investors, Inc. (REIT)	19,472	321,483
Terreno Realty Corp. (REIT)	4,071	83,985
Trade Street Residential, Inc. (REIT)	1,863	14,326

UMH Properties, Inc. (REIT)	1,869	$17,849
Urstadt Biddle Properties, Inc. (REIT), Class A	864	18,904
Washington Real Estate Investment Trust (REIT)	6,386	176,637
Western Asset Mortgage Capital Corp. (REIT)	4,112	60,446
Whitestone REIT (REIT)	2,327	35,161

		12,685,992

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	4,621	181,420
Altisource Asset Management Corp.*	25	7,753
AV Homes, Inc.*	1,050	15,298
Consolidated-Tomoka Land Co.	310	17,298
Forestar Group, Inc.*	2,985	45,969
Kennedy-Wilson Holdings, Inc.	6,260	158,378
RE/MAX Holdings, Inc., Class A	1,035	35,449
Tejon Ranch Co.*	1,208	35,588

		497,153

Thrifts & Mortgage Finance (1.6%)
Anchor BanCorp Wisconsin, Inc.*	597	20,561
Astoria Financial Corp.	8,123	108,523
Bank Mutual Corp.	4,497	30,849
BankFinancial Corp.	1,832	21,728
BBX Capital Corp., Class A*	782	12,864
Beneficial Mutual Bancorp, Inc.*	2,797	34,319
Berkshire Hills Bancorp, Inc.	2,374	63,291
Brookline Bancorp, Inc.	6,740	67,602
Capitol Federal Financial, Inc.	13,452	171,917
Charter Financial Corp./Maryland	1,687	19,316
Clifton Bancorp, Inc.	2,524	34,301
Dime Community Bancshares, Inc.	3,082	50,175
ESB Financial Corp.	1,168	22,122
EverBank Financial Corp.	8,578	163,497
Federal Agricultural Mortgage Corp., Class C	964	29,248
First Defiance Financial Corp.	915	31,165
First Financial Northwest, Inc.	1,327	15,977
Flagstar Bancorp, Inc.*	1,942	30,548
Fox Chase Bancorp, Inc.	1,099	18,320
Franklin Financial Corp./Virginia*	951	20,142
Home Loan Servicing Solutions Ltd.	6,727	131,311
HomeStreet, Inc.	1,415	24,635
Kearny Financial Corp.*	1,195	16,431
Ladder Capital Corp. (REIT), Class A*	1,456	28,552
Meta Financial Group, Inc.	586	20,533
MGIC Investment Corp.*	18,602	173,371
NMI Holdings, Inc., Class A*	4,859	44,363
Northfield Bancorp, Inc.	4,647	68,776
Northwest Bancshares, Inc.	8,889	111,379
OceanFirst Financial Corp.	1,263	21,648
Oritani Financial Corp.	4,238	65,265
PennyMac Financial Services, Inc., Class A*	468	8,096
Provident Financial Services, Inc.	5,662	102,256

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Radian Group, Inc.	14,361	$240,116
Stonegate Mortgage Corp.*	1,156	13,826
Territorial Bancorp, Inc.	834	17,973
Tree.com, Inc.*	319	15,420
TrustCo Bank Corp.	8,993	65,289
United Community Financial Corp./Ohio	4,934	26,496
United Financial Bancorp, Inc.	4,209	60,441
Walker & Dunlop, Inc.*	1,741	30,537
Washington Federal, Inc.	9,511	210,669
Waterstone Financial, Inc.	3,310	43,526
WSFS Financial Corp.	842	64,741

		2,572,115

Total Financials		39,788,714

Health Care (2.8%)
Biotechnology (0.5%)
ACADIA Pharmaceuticals, Inc.*	590	18,733
Achillion Pharmaceuticals, Inc.*	7,217	88,408
Adamas Pharmaceuticals, Inc.*	32	556
Agenus, Inc.*	1,298	5,153
AMAG Pharmaceuticals, Inc.*	676	28,811
Anacor Pharmaceuticals, Inc.*	1,999	64,468
Ardelyx, Inc.*	72	1,360
Array BioPharma, Inc.*	2,254	10,661
Atara Biotherapeutics, Inc.*	61	1,632
Avalanche Biotechnologies, Inc.*	71	3,834
BioCryst Pharmaceuticals, Inc.*	1,389	16,890
Calithera Biosciences, Inc.*	91	1,838
Celldex Therapeutics, Inc.*	766	13,980
Cellular Dynamics International, Inc.*	66	424
ChemoCentryx, Inc.*	2,551	17,423
Coherus Biosciences, Inc.*	74	1,208
Cytokinetics, Inc.*	3,369	26,986
Cytori Therapeutics, Inc.*	1,718	840
CytRx Corp.*	3,674	10,067
Dynavax Technologies Corp.*	2,480	41,813
Emergent Biosolutions, Inc.*	2,422	65,951
FibroGen, Inc.*	103	2,816
Geron Corp.*	14,699	47,772
Hyperion Therapeutics, Inc.*	264	6,336
Idera Pharmaceuticals, Inc.*	465	2,051
Immune Design Corp.*	71	2,185
Immunomedics, Inc.*	561	2,693
Inovio Pharmaceuticals, Inc.*	666	6,114
Kite Pharma, Inc.*	109	6,286
Lexicon Pharmaceuticals, Inc.*	1,670	1,520
Merrimack Pharmaceuticals, Inc.*	511	5,774
Navidea Biopharmaceuticals, Inc.*	3,424	6,471
NeoStem, Inc.*	1,147	4,324
NPS Pharmaceuticals, Inc.*	708	25,325
Osiris Therapeutics, Inc.*	167	2,670
Otonomy, Inc.*	70	2,333
OvaScience, Inc.*	1,461	64,605
Peregrine Pharmaceuticals, Inc.*	1,278	1,776
Progenics Pharmaceuticals, Inc.*	4,984	37,679
Prothena Corp. plc*	1,860	38,614
PTC Therapeutics, Inc.*	299	15,479
Radius Health, Inc.*	52	2,023

Rigel Pharmaceuticals, Inc.*	8,062	$18,301
Sage Therapeutics, Inc.*	55	2,013
Spectrum Pharmaceuticals, Inc.*	4,742	32,862
T2 Biosystems, Inc.*	87	1,674
Threshold Pharmaceuticals, Inc.*	123	391
Tokai Pharmaceuticals, Inc.*	100	1,474
Verastem, Inc.*	1,728	15,794
Vitae Pharmaceuticals, Inc.*	58	965
XOMA Corp.*	1,429	5,130
Zafgen, Inc.*	59	1,820

		786,306

Health Care Equipment & Supplies (0.9%)
Analogic Corp.	1,173	99,247
AngioDynamics, Inc.*	2,330	44,293
AtriCure, Inc.*	670	13,373
CONMED Corp.	2,571	115,592
CryoLife, Inc.	2,705	30,648
Cynosure, Inc., Class A*	1,379	37,812
Derma Sciences, Inc.*	2,141	19,933
Exactech, Inc.*	917	21,614
Greatbatch, Inc.*	2,362	116,447
Haemonetics Corp.*	4,487	167,903
ICU Medical, Inc.*	1,262	103,358
Integra LifeSciences Holdings Corp.*	1,397	75,759
Invacare Corp.	3,018	50,582
Merit Medical Systems, Inc.*	4,051	70,204
Nevro Corp.*	129	4,988
NuVasive, Inc.*	724	34,144
Ocular Therapeutix, Inc.*	67	1,576
OraSure Technologies, Inc.*	4,955	50,244
Orthofix International N.V.*	1,731	52,034
PhotoMedex, Inc.*	1,233	1,886
Rockwell Medical, Inc.*	3,837	39,444
RTI Surgical, Inc.*	5,186	26,967
Second Sight Medical Products, Inc.*	129	1,324
Sientra, Inc.*	197	3,308
SurModics, Inc.*	1,018	22,498
Symmetry Surgical, Inc.*	889	6,927
Tornier N.V.*	3,358	85,629
TransEnterix, Inc.*	2,355	6,853
Unilife Corp.*	1,673	5,605
Wright Medical Group, Inc.*	2,492	66,960

		1,377,152

Health Care Providers & Services (1.1%)
AAC Holdings, Inc.*	229	7,081
Addus HomeCare Corp.*	540	13,106
Adeptus Health, Inc., Class A*	251	9,387
Alliance HealthCare Services, Inc.*	309	6,486
Almost Family, Inc.*	806	23,334
Amedisys, Inc.*	2,591	76,046
AMN Healthcare Services, Inc.*	4,401	86,260
Amsurg Corp.*	3,134	171,524
Bio-Reference Laboratories, Inc.*	170	5,462
BioScrip, Inc.*	6,457	45,134
BioTelemetry, Inc.*	955	9,579
Civitas Solutions, Inc.*	331	5,637
Cross Country Healthcare, Inc.*	2,936	36,641

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ensign Group, Inc.	137	$6,081
Five Star Quality Care, Inc.*	3,996	16,583
Hanger, Inc.*	3,307	72,423
HealthEquity, Inc.*	627	15,957
HealthSouth Corp.	2,003	77,035
Healthways, Inc.*	1,428	28,389
IPC The Hospitalist Co., Inc.*	688	31,572
Kindred Healthcare, Inc.	6,556	119,188
LHC Group, Inc.*	1,162	36,231
Magellan Health, Inc.*	2,601	156,138
National Healthcare Corp.	974	61,206
National Research Corp., Class A	105	1,469
Owens & Minor, Inc.	5,943	208,659
PharMerica Corp.*	2,814	58,278
RadNet, Inc.*	164	1,401
Select Medical Holdings Corp.	450	6,480
Skilled Healthcare Group, Inc., Class A*	1,270	10,884
Surgical Care Affiliates, Inc.*	70	2,356
Triple-S Management Corp., Class B*	2,349	56,165
Trupanion, Inc.*	797	5,523
Universal American Corp.*	3,878	35,988
WellCare Health Plans, Inc.*	3,818	313,305

		1,816,988

Health Care Technology (0.0%)
Castlight Health, Inc., Class B*	214	2,504
Imprivata, Inc.*	161	2,093
MedAssets, Inc.*	303	5,987

		10,584

Life Sciences Tools & Services (0.1%)
Affymetrix, Inc.*	5,179	51,117
Albany Molecular Research, Inc.*	2,248	36,597
INC Research Holdings, Inc., Class A*	83	2,132
PRA Health Sciences, Inc.*	204	4,941

		94,787

Pharmaceuticals (0.2%)
Amphastar Pharmaceuticals, Inc.*	84	975
Catalent, Inc.*	447	12,462
Dermira, Inc.*	89	1,612
Impax Laboratories, Inc.*	5,325	168,696
Intersect ENT, Inc.*	212	3,933
Medicines Co.*	568	15,717
Nektar Therapeutics*	5,205	80,677
Omeros Corp.*	231	5,724
Revance Therapeutics, Inc.*	308	5,217
Sagent Pharmaceuticals, Inc.*	412	10,345
SciClone Pharmaceuticals, Inc.*	1,906	16,697
Theravance Biopharma, Inc.*	146	2,178
Theravance, Inc.	404	5,717
XenoPort, Inc.*	4,866	42,675
ZS Pharma, Inc.*	72	2,993

		375,618

Total Health Care		4,461,435

Industrials (30.3%)
Aerospace & Defense (1.2%)
AAR Corp.	3,714	$103,175
Aerovironment, Inc.*	815	22,209
American Science & Engineering, Inc.	650	33,735
Cubic Corp.	1,833	96,489
Curtiss-Wright Corp.	3,358	237,041
DigitalGlobe, Inc.*	7,102	219,949
Ducommun, Inc.*	618	15,623
Engility Holdings, Inc.*	1,668	71,391
Esterline Technologies Corp.*	2,997	328,711
KEYW Holding Corp.*	3,127	32,458
Kratos Defense & Security Solutions, Inc.*	4,259	21,380
LMI Aerospace, Inc.*	1,042	14,692
Moog, Inc., Class A*	3,608	267,100
National Presto Industries, Inc.	434	25,189
Orbital Sciences Corp.*	5,696	153,166
SIFCO Industries, Inc.	148	4,314
Teledyne Technologies, Inc.*	2,735	280,994

		1,927,616

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	4,863	41,627
Atlas Air Worldwide Holdings, Inc.*	2,375	117,088
UTi Worldwide, Inc.*	8,584	103,609
XPO Logistics, Inc.*	3,972	162,375

		424,699

Airlines (0.3%)
JetBlue Airways Corp.*	20,097	318,739
Republic Airways Holdings, Inc.*	4,632	67,581
SkyWest, Inc.	4,794	63,664
Virgin America, Inc.*	1,113	48,137

		498,121

Building Products (2.2%)
Advanced Drainage Systems, Inc.	475	10,915
Apogee Enterprises, Inc.	1,119	47,412
Gibraltar Industries, Inc.*	2,926	47,577
Griffon Corp.	3,004	39,953
Insteel Industries, Inc.	95	2,240
Masonite International Corp.*	2,420	148,733
NCI Building Systems, Inc.*	160,000	2,963,200
Ply Gem Holdings, Inc.*	299	4,180
Quanex Building Products Corp.	3,298	61,936
Simpson Manufacturing Co., Inc.	3,621	125,287
Universal Forest Products, Inc.	1,893	100,708

		3,552,141

Commercial Services & Supplies (5.1%)
ABM Industries, Inc.	5,278	151,215
ACCO Brands Corp.*	10,718	96,569
Brady Corp., Class A	4,506	123,194
Brink’s Co.	4,552	111,114
Casella Waste Systems, Inc., Class A*	408	1,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

CECO Environmental Corp.	1,983	$30,816
Cenveo, Inc.*	3,286	6,901
Civeo Corp.	8,889	36,534
Deluxe Corp.	2,287	142,366
Ennis, Inc.	2,475	33,338
G&K Services, Inc., Class A	1,875	132,844
Heritage-Crystal Clean, Inc.*	49	604
HNI Corp.	297	15,165
InnerWorkings, Inc.*	3,178	24,757
Kimball International, Inc., Class B	3,268	29,804
Matthews International Corp., Class A	2,817	137,103
McGrath RentCorp	2,435	87,319
Mobile Mini, Inc.	74,050	2,999,765
Multi-Color Corp.	624	34,582
NL Industries, Inc.*	606	5,212
Performant Financial Corp.*	231	1,536
Quad/Graphics, Inc.	2,593	59,535
SP Plus Corp.*	52	1,312
Team, Inc.*	82,000	3,317,720
Tetra Tech, Inc.	5,735	153,124
UniFirst Corp.	1,397	169,666
United Stationers, Inc.	3,704	156,161
Viad Corp.	1,882	50,174
West Corp.	1,703	56,199

		8,166,277

Construction & Engineering (3.7%)
Aegion Corp.*	3,275	60,948
Ameresco, Inc., Class A*	1,819	12,733
Argan, Inc.	732	24,624
Comfort Systems USA, Inc.	2,863	49,014
Dycom Industries, Inc.*	330	11,580
EMCOR Group, Inc.	6,337	281,933
Furmanite Corp.*	320,000	2,502,400
Granite Construction, Inc.	3,684	140,066
Great Lakes Dredge & Dock Corp.*	5,210	44,597
Layne Christensen Co.*	1,818	17,344
MYR Group, Inc.*	2,012	55,129
Northwest Pipe Co.*	905	27,259
Orion Marine Group, Inc.*	232,610	2,570,340
Sterling Construction Co., Inc.*	1,671	10,678
Tutor Perini Corp.*	3,489	83,980

		5,892,625

Electrical Equipment (0.3%)
Encore Wire Corp.	476	17,769
EnerSys, Inc.	3,359	207,317
Franklin Electric Co., Inc.	323	12,122
General Cable Corp.	4,612	68,719
Global Power Equipment Group, Inc.	1,667	23,021
GrafTech International Ltd.*	11,014	55,731
LSI Industries, Inc.	1,904	12,928
Plug Power, Inc.*	15,892	47,676
Powell Industries, Inc.	882	43,280
PowerSecure International, Inc.*	2,091	24,360
Preformed Line Products Co.	244	13,330
Revolution Lighting Technologies, Inc.*	173	234

TCP International Holdings Ltd.*	246	$1,513
Vicor Corp.*	1,341	16,226

		544,226

Machinery (2.6%)
Accuride Corp.*	205	890
Actuant Corp., Class A	6,112	166,491
Alamo Group, Inc.	622	30,130
Albany International Corp., Class A	2,339	88,859
American Railcar Industries, Inc.	54	2,781
Astec Industries, Inc.	1,772	69,657
Barnes Group, Inc.	5,097	188,640
Briggs & Stratton Corp.	4,434	90,542
CIRCOR International, Inc.	154	9,283
CLARCOR, Inc.	244	16,260
Columbus McKinnon Corp.	1,657	46,462
Douglas Dynamics, Inc.	209	4,479
Dynamic Materials Corp.	1,225	19,624
Energy Recovery, Inc.*	2,265	11,937
ESCO Technologies, Inc.	2,506	92,471
Federal Signal Corp.	5,947	91,822
FreightCar America, Inc.	1,107	29,125
Global Brass & Copper Holdings, Inc.	208	2,737
Hurco Cos., Inc.	601	20,488
Kadant, Inc.	916	39,104
L.B. Foster Co., Class A	988	47,987
Lindsay Corp.	186	15,948
Lydall, Inc.*	191	6,269
Meritor, Inc.*	4,357	66,009
Miller Industries, Inc.	1,000	20,790
Mueller Industries, Inc.	1,845	62,988
Navistar International Corp.*	75,000	2,511,000
NN, Inc.	96	1,974
Standex International Corp.	338	26,114
Titan International, Inc.	4,197	44,614
TriMas Corp.*	501	15,676
Twin Disc, Inc.	185	3,674
Watts Water Technologies, Inc., Class A	2,512	159,361
Woodward, Inc.	2,061	101,463

		4,105,649

Marine (2.0%)
Baltic Trading Ltd.	4,758	11,943
International Shipholding Corp.	498	7,420
Kirby Corp.*	37,000	2,987,380
Knightsbridge Shipping Ltd.	3,194	14,469
Matson, Inc.	2,654	91,616
Navios Maritime Holdings, Inc.	7,313	30,056
Safe Bulkers, Inc.	3,756	14,686
Scorpio Bulkers, Inc.*	12,741	25,100
Ultrapetrol Bahamas Ltd.*	1,971	4,218

		3,186,888

Professional Services (0.6%)
Acacia Research Corp.	4,763	80,685
CBIZ, Inc.*	3,998	34,223
CDI Corp.	1,295	22,934
CRA International, Inc.*	909	27,561
Franklin Covey Co.*	484	9,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

FTI Consulting, Inc.*	3,850	$148,726
GP Strategies Corp.*	391	13,267
Heidrick & Struggles International, Inc.	1,694	39,047
Hill International, Inc.*	593	2,277
Huron Consulting Group, Inc.*	2,003	136,985
ICF International, Inc.*	1,889	77,411
Kelly Services, Inc., Class A	2,558	43,537
Korn/Ferry International*	2,287	65,774
Navigant Consulting, Inc.*	4,660	71,624
Paylocity Holding Corp.*	535	13,969
Pendrell Corp.*	15,192	20,965
Resources Connection, Inc.	3,639	59,862
RPX Corp.*	4,468	61,569
TriNet Group, Inc.*	1,036	32,406
VSE Corp.	385	25,372

		987,564

Road & Rail (4.0%)
ArcBest Corp.	177	8,208
Celadon Group, Inc.	1,857	42,135
FRP Holdings, Inc.*	644	25,251
Genesee & Wyoming, Inc., Class A*	36,000	3,237,120
Marten Transport Ltd.	1,331	29,096
P.A.M. Transportation Services, Inc.*	235	12,183
Quality Distribution, Inc.*	1,951	20,759
Roadrunner Transportation Systems, Inc.*	1,695	39,578
Saia, Inc.*	49,500	2,740,320
Universal Truckload Services, Inc.	212	6,044
USA Truck, Inc.*	588	16,699
Werner Enterprises, Inc.	3,329	103,698
YRC Worldwide, Inc.*	2,465	55,438

		6,336,529

Trading Companies & Distributors (8.0%)
Aceto Corp.	2,292	49,737
Aircastle Ltd.	4,259	91,015
Applied Industrial Technologies, Inc.	2,497	113,838
Beacon Roofing Supply, Inc.*	3,629	100,886
CAI International, Inc.*	1,551	35,983
DXP Enterprises, Inc.*	65,000	3,284,450
Erickson, Inc.*	565	4,712
Houston Wire & Cable Co.	1,695	20,255
Kaman Corp.	1,259	50,473
MRC Global, Inc.*	110,000	1,666,500
Neff Corp., Class A*	680	7,664
Rush Enterprises, Inc., Class A*	81,539	2,613,325
Stock Building Supply Holdings, Inc.*	115,000	1,761,800
TAL International Group, Inc.*	68,101	2,967,161
Textainer Group Holdings Ltd.	1,522	52,235
Titan Machinery, Inc.*	1,368	19,070

		12,839,104

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	4,141	57,891

Total Industrials		48,519,330

Information Technology (5.1%)
Communications Equipment (0.4%)
ADTRAN, Inc.	2,578	$56,200
Bel Fuse, Inc., Class B	963	26,328
Black Box Corp.	1,459	34,870
Calix, Inc.*	3,986	39,940
Comtech Telecommunications Corp.	1,445	45,546
Digi International, Inc.*	2,321	21,562
Emulex Corp.*	6,753	38,290
Extreme Networks, Inc.*	2,783	9,824
Finisar Corp.*	543	10,540
Harmonic, Inc.*	7,157	50,171
Infinera Corp.*	1,705	25,098
Ixia*	4,791	53,899
KVH Industries, Inc.*	393	4,971
NETGEAR, Inc.*	3,255	115,813
Numerex Corp., Class A*	198	2,190
Oclaro, Inc.*	8,815	15,691
Plantronics, Inc.	468	24,813
Polycom, Inc.*	7,060	95,310
Procera Networks, Inc.*	1,743	12,532
Tessco Technologies, Inc.	519	15,051

		698,639

Electronic Equipment, Instruments & Components (1.4%)
Agilysys, Inc.*	1,350	16,996
Anixter International, Inc.*	1,411	124,817
Benchmark Electronics, Inc.*	5,109	129,973
Checkpoint Systems, Inc.*	3,911	53,698
Coherent, Inc.*	2,188	132,855
CTS Corp.	3,160	56,343
CUI Global, Inc.*	666	4,962
Daktronics, Inc.	942	11,784
DTS, Inc.*	1,146	35,240
Electro Rent Corp.	1,366	19,179
Electro Scientific Industries, Inc.	2,205	17,111
Fabrinet*	3,310	58,719
FARO Technologies, Inc.*	217	13,602
Gerber Scientific, Inc. (Escrow Shares) (b)*†	2,344	—
GSI Group, Inc.*	2,891	42,556
II-VI, Inc.*	4,944	67,486
Insight Enterprises, Inc.*	3,872	100,246
Itron, Inc.*	3,716	157,150
Kemet Corp.*	4,202	17,648
Kimball Electronics, Inc.*	2,451	29,461
Littelfuse, Inc.	302	29,194
Mercury Systems, Inc.*	3,169	44,112
Multi-Fineline Electronix, Inc.*	761	8,546
Newport Corp.*	359	6,860
OSI Systems, Inc.*	1,459	103,253
Park Electrochemical Corp.	1,983	49,436
PC Connection, Inc.	873	21,432
Plexus Corp.*	2,099	86,500
Rofin-Sinar Technologies, Inc.*	2,636	75,838
Rogers Corp.*	1,230	100,171
Sanmina Corp.*	7,734	181,981
ScanSource, Inc.*	2,686	107,870
Speed Commerce, Inc.*	732	2,262
SYNNEX Corp.	2,388	186,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TTM Technologies, Inc.*	5,072	$38,192
Viasystems Group, Inc.*	452	7,359
Vishay Precision Group, Inc.*	1,266	21,725

		2,161,203

Internet Software & Services (0.4%)
Aerohive Networks, Inc.*	514	2,467
Amber Road, Inc.*	36	368
Bankrate, Inc.*	5,691	70,739
Bazaarvoice, Inc.*	2,692	21,644
Blucora, Inc.*	3,961	54,860
Borderfree, Inc.*	35	314
Dealertrack Technologies, Inc.*	822	36,423
Demand Media, Inc.*	843	5,159
Dice Holdings, Inc.*	2,489	24,915
Digital River, Inc.*	3,072	75,971
EarthLink Holdings Corp.	9,469	41,569
Everyday Health, Inc.*	44	649
Five9, Inc.*	65	291
Global Eagle Entertainment, Inc.*	914	12,439
Internap Corp.*	5,207	41,448
Intralinks Holdings, Inc.*	3,750	44,625
Limelight Networks, Inc.*	5,732	15,878
Liquidity Services, Inc.*	2,325	18,995
Millennial Media, Inc.*	7,309	11,694
Monster Worldwide, Inc.*	8,623	39,838
OPOWER, Inc.*	37	526
Perficient, Inc.*	1,150	21,424
Q2 Holdings, Inc.*	52	980
QuinStreet, Inc.*	3,364	20,419
RealNetworks, Inc.*	2,090	14,714
Reis, Inc.	755	19,758
Rightside Group Ltd.*	843	5,665
Stamps.com, Inc.*	123	5,903
TechTarget, Inc.*	1,551	17,635
Tremor Video, Inc.*	3,288	9,437
Trulia, Inc.*	245	11,277
YuMe, Inc.*	1,692	8,528

		656,552

IT Services (0.7%)
Acxiom Corp.*	7,232	146,593
CACI International, Inc., Class A*	2,218	191,147
Ciber, Inc.*	7,442	26,419
Computer Task Group, Inc.	1,448	13,799
Convergys Corp.	9,548	194,493
CSG Systems International, Inc.	1,879	47,107
Datalink Corp.*	1,847	23,826
ExlService Holdings, Inc.*	1,777	51,018
Global Cash Access Holdings, Inc.*	6,302	45,059
Hackett Group, Inc.	1,861	16,358
Higher One Holdings, Inc.*	2,130	8,967
ManTech International Corp., Class A	2,250	68,018
ModusLink Global Solutions, Inc.*	3,260	12,225
MoneyGram International, Inc.*	2,670	24,270
PRGX Global, Inc.*	2,749	15,724
ServiceSource International, Inc.*	6,592	30,851
Sykes Enterprises, Inc.*	3,405	79,915

TeleTech Holdings, Inc.*	819	$19,394
Unisys Corp.*	1,879	55,393

		1,070,576

Semiconductors & Semiconductor Equipment (1.5%)
Advanced Energy Industries, Inc.*	348	8,248
Alpha & Omega Semiconductor Ltd.*	2,070	18,320
Amkor Technology, Inc.*	3,780	26,838
Audience, Inc.*	1,327	5,839
Axcelis Technologies, Inc.*	10,138	25,953
Brooks Automation, Inc.	5,853	74,626
Cabot Microelectronics Corp.*	364	17,224
Cascade Microtech, Inc.*	1,150	16,802
CEVA, Inc.*	2,012	36,498
Cirrus Logic, Inc.*	4,102	96,684
Cohu, Inc.	2,328	27,703
Diodes, Inc.*	1,077	29,693
DSP Group, Inc.*	2,116	23,001
Entegris, Inc.*	5,845	77,212
Entropic Communications, Inc.*	7,882	19,941
Exar Corp.*	3,248	33,130
Fairchild Semiconductor International, Inc.*	11,764	198,576
FormFactor, Inc.*	5,295	45,537
Integrated Device Technology, Inc.*	3,329	65,248
Integrated Silicon Solution, Inc.	2,840	47,059
International Rectifier Corp.*	6,720	268,128
Intersil Corp., Class A	12,096	175,029
IXYS Corp.	2,275	28,665
Kopin Corp.*	5,933	21,477
Microsemi Corp.*	2,881	81,763
MKS Instruments, Inc.	5,050	184,830
Nanometrics, Inc.*	942	15,844
NVE Corp.*	273	19,326
OmniVision Technologies, Inc.*	5,280	137,280
Pericom Semiconductor Corp.*	2,031	27,500
Photronics, Inc.*	5,787	48,090
PMC-Sierra, Inc.*	11,219	102,766
QuickLogic Corp.*	159	499
Rubicon Technology, Inc.*	2,296	10,493
Rudolph Technologies, Inc.*	2,776	28,398
Silicon Image, Inc.*	3,662	20,214
Silicon Laboratories, Inc.*	1,289	61,382
Tessera Technologies, Inc.	2,079	74,345
Ultra Clean Holdings, Inc.*	1,967	18,254
Ultratech, Inc.*	2,144	39,793
Veeco Instruments, Inc.*	3,761	131,184
Vitesse Semiconductor Corp.*	274	1,036
Xcerra Corp.*	2,939	26,921

		2,417,349

Software (0.6%)
A10 Networks, Inc.*	91	397
Actuate Corp. (b)*	4,319	28,505
Bottomline Technologies de, Inc.*	610	15,421
Covisint Corp.*	3,636	9,635
Ebix, Inc.	2,891	49,118
EnerNOC, Inc.*	1,943	30,019
Epiq Systems, Inc.	2,802	47,858

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ePlus, Inc.*	474	$35,877
Globant S.A.*	155	2,421
Glu Mobile, Inc.*	814	3,174
HubSpot, Inc.*	146	4,907
Infoblox, Inc.*	713	14,410
Mentor Graphics Corp.	9,111	199,713
MobileIron, Inc.*	298	2,968
Model N, Inc.*	548	5,820
Paycom Software, Inc.*	602	15,851
Progress Software Corp.*	4,861	131,344
QAD, Inc., Class A	64	1,448
Rosetta Stone, Inc.*	2,054	20,047
Rubicon Project, Inc.*	54	871
Sapiens International Corp. N.V.*	2,089	15,396
SeaChange International, Inc.*	3,197	20,397
Silver Spring Networks, Inc.*	237	1,998
Take-Two Interactive Software, Inc.*	7,257	203,414
TeleCommunication Systems, Inc., Class A*	4,431	13,825
Telenav, Inc.*	2,489	16,602
TiVo, Inc.*	6,363	75,338
TubeMogul, Inc.*	193	4,352
Varonis Systems, Inc.*	67	2,199
Verint Systems, Inc.*	313	18,242
Vringo, Inc.*	838	461
Yodlee, Inc.*	169	2,062
Zendesk, Inc.*	83	2,023

		996,113

Technology Hardware, Storage & Peripherals (0.1%)
Eastman Kodak Co.*	1,672	36,299
Intevac, Inc.*	2,274	17,669
QLogic Corp.*	8,245	109,824
Quantum Corp.*	12,070	21,243

		185,035

Total Information Technology		8,185,467

Materials (2.3%)
Chemicals (1.2%)
A. Schulman, Inc.	2,096	84,951
Advanced Emissions Solutions, Inc.*	108	2,461
American Vanguard Corp.	2,692	31,281
Axiall Corp.	6,576	279,283
Chase Corp.	54	1,944
FutureFuel Corp.	1,717	22,355
Hawkins, Inc.	839	36,354
Innophos Holdings, Inc.	860	50,267
Innospec, Inc.	1,823	77,842
Intrepid Potash, Inc.*	5,291	73,439
KMG Chemicals, Inc.	901	18,020
Kraton Performance Polymers, Inc.*	3,087	64,179
Kronos Worldwide, Inc.	1,717	22,355
Landec Corp.*	2,581	35,644
LSB Industries, Inc.*	1,825	57,378
Minerals Technologies, Inc.	2,343	162,721
Olin Corp.	7,439	169,386
OM Group, Inc.	3,043	90,681
Quaker Chemical Corp.	376	34,607

Sensient Technologies Corp.	4,392	$265,013
Stepan Co.	977	39,158
Trecora Resources*	268	3,940
Tredegar Corp.	2,326	52,312
Trinseo S.A.*	818	14,274
Tronox Ltd., Class A	5,779	138,003
Zep, Inc.	1,562	23,664

		1,851,512

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	9	656

Containers & Packaging (0.1%)
AEP Industries, Inc.*	40	2,326
Berry Plastics Group, Inc.*	3,671	115,820
UFP Technologies, Inc.*	606	14,898

		133,044

Metals & Mining (0.7%)
A.M. Castle & Co.*	1,795	14,324
AK Steel Holding Corp.*	16,761	99,560
Allied Nevada Gold Corp.*	11,705	10,183
Ampco-Pittsburgh Corp.	760	14,630
Century Aluminum Co.*	4,830	117,852
Coeur Mining, Inc.*	7,179	36,685
Commercial Metals Co.	11,048	179,972
Handy & Harman Ltd.*	340	15,650
Haynes International, Inc.	1,098	53,253
Hecla Mining Co.	34,388	95,943
Horsehead Holding Corp.*	4,105	64,982
Kaiser Aluminum Corp.	1,701	121,503
Materion Corp.	1,190	41,924
Molycorp, Inc.*	17,486	15,398
Noranda Aluminum Holding Corp.	4,177	14,703
Olympic Steel, Inc.	715	12,713
RTI International Metals, Inc.*	2,713	68,530
Ryerson Holding Corp.*	847	8,411
Schnitzer Steel Industries, Inc., Class A	2,447	55,204
Stillwater Mining Co.*	688	10,141
SunCoke Energy, Inc.	1,903	36,804
Universal Stainless & Alloy Products, Inc.*	680	17,102
Walter Energy, Inc.	4,710	6,500

		1,111,967

Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.*	13,307	220,364
Neenah Paper, Inc.	764	46,046
P.H. Glatfelter Co.	2,544	65,050
Resolute Forest Products, Inc.*	6,140	108,126
Schweitzer-Mauduit International, Inc.	2,451	103,677
Wausau Paper Corp.	234	2,661

		545,924

Total Materials		3,643,103

Telecommunication Services (1.8%)
Diversified Telecommunication Services (1.7%)
8x8, Inc.*	5,656	51,809
Atlantic Tele-Network, Inc.	893	60,358
Cincinnati Bell, Inc.*	15,013	47,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consolidated Communications Holdings, Inc.	1,359	$37,821
FairPoint Communications, Inc.*	378	5,371
Globalstar, Inc.*	25,641	70,513
Hawaiian Telcom Holdco, Inc.*	1,031	28,425
IDT Corp., Class B	130	2,640
inContact, Inc.*	626	5,503
Intelsat S.A.*	1,866	32,394
Iridium Communications, Inc.*	7,676	74,841
Lumos Networks Corp.	277	4,659
magicJack VocalTec Ltd.*	129	1,048
ORBCOMM, Inc.*	5,078	33,210
Premiere Global Services, Inc.*	211,849	2,249,836
Vonage Holdings Corp.*	16,445	62,655

		2,768,974

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,211	16,958
Leap Wireless International, Inc. (b)*	3,801	9,579
NTELOS Holdings Corp.	890	3,729
Shenandoah Telecommunications Co.	354	11,063
Spok Holdings, Inc.	2,043	35,466

		76,795

Total Telecommunication Services		2,845,769

Utilities (3.6%)
Electric Utilities (1.4%)
ALLETE, Inc.	4,133	227,894
Cleco Corp.	5,692	310,442
El Paso Electric Co.	3,823	153,149
Empire District Electric Co.	4,120	122,529
IDACORP, Inc.	4,743	313,939
MGE Energy, Inc.	3,263	148,825
NRG Yield, Inc., Class A	2,238	105,499
Otter Tail Corp.	3,423	105,976
PNM Resources, Inc.	7,505	222,373
Portland General Electric Co.	7,378	279,110
Spark Energy, Inc., Class A	234	3,297
UIL Holdings Corp.	5,337	232,373
Unitil Corp.	1,343	49,248

		2,274,654

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	1,389	68,978
Laclede Group, Inc.	4,016	213,651
New Jersey Resources Corp.	3,973	243,148
Northwest Natural Gas Co.	2,565	127,994
ONE Gas, Inc.	4,917	202,679
Piedmont Natural Gas Co., Inc.	7,335	289,072
South Jersey Industries, Inc.	3,108	183,154
Southwest Gas Corp.	4,378	270,604
WGL Holdings, Inc.	4,890	267,092

		1,866,372

Independent Power and Renewable Electricity Producers (0.3%)
Abengoa Yield plc	2,564	70,048
Atlantic Power Corp.	11,586	31,398
Dynegy, Inc.*	11,570	351,150

Ormat Technologies, Inc.	1,046	$28,430
TerraForm Power, Inc., Class A	1,364	42,120
Vivint Solar, Inc.*	1,163	10,723

		533,869

Multi-Utilities (0.4%)
Avista Corp.	5,676	200,647
Black Hills Corp.	4,201	222,821
NorthWestern Corp.	4,373	247,424

		670,892

Water Utilities (0.3%)
American States Water Co.	3,416	128,647
Artesian Resources Corp., Class A	667	15,067
California Water Service Group	4,535	111,606
Connecticut Water Service, Inc.	1,018	36,943
Middlesex Water Co.	1,486	34,267
SJW Corp.	1,197	38,448
York Water Co.	427	9,911

		374,889

Total Utilities		5,720,676

Total Common Stocks (97.8%) (Cost $134,539,528)		156,469,220

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15* (Cost $—)	258	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	725	—

Total Investments (97.8%) (Cost $134,539,528)		156,469,220
Other Assets Less Liabilities (2.2%)		3,458,498

Net Assets (100%)		$159,927,718

*	Non-income producing.
†	Securities (totaling $0 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Purchase
Russell 2000 Mini Index	29	March-15	$3,378,049	$3,482,030	$103,981

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$23,090,947	$—	$—		$23,090,947
Consumer Staples	5,056,836	—	—		5,056,836
Energy	15,156,943	—	—		15,156,943
Financials	39,788,714	—	—		39,788,714
Health Care	4,461,435	—	—		4,461,435
Industrials	48,519,330	—	—		48,519,330
Information Technology	8,185,467	—	—	(a)	8,185,467
Materials	3,643,103	—	—		3,643,103
Telecommunication Services	2,836,190	9,579	—		2,845,769
Utilities	5,720,676	—	—		5,720,676
Futures	103,981	—	—		103,981
Rights
Consumer Discretionary	—	—	—		—
Warrants
Energy	—	—	—	(a)	—

Total Assets	$156,563,622	$9,579	$—		$156,573,201

Total Liabilities	$—	$—	$—		$—

Total	$156,563,622	$9,579	$—		$156,573,201

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the period ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$103,981	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$5,726	$5,726

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$103,981	$103,981

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,819,000 for nine months during the period ended December 31, 2014.

Investment security transactions for the period ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$41,212,693
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$26,004,225

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$37,604,598
Aggregate gross unrealized depreciation	(15,777,084)

Net unrealized appreciation	$21,827,514

Federal income tax cost of investments	$134,641,706

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014
ASSETS
Investments at value (Cost $134,539,528)	$156,469,220
Cash	3,357,486
Cash held as collateral at broker	154,000
Dividends, interest and other receivables	168,670
Receivable for securities sold	87,309
Deferred offering cost	6,804

Total assets	160,243,489

LIABILITIES
Investment management fees payable	116,678
Payable for securities purchased	102,791
Due to broker for futures variation margin	28,130
Administrative fees payable	16,693
Payable to Separate Accounts for Trustshares redeemed	12,601
Trustees’ fees payable	253
Distribution fees payable – Class IB	5
Accrued expenses	38,620

Total liabilities	315,771

NET ASSETS	$159,927,718

Net assets were comprised of:
Paid in capital	$137,918,580
Accumulated undistributed net investment income (loss)	165,213
Accumulated undistributed net realized gain (loss) on investments and futures	(189,748)
Net unrealized appreciation (depreciation) on investments and futures	22,033,673

Net assets	$159,927,718

Class IB
Net asset value, offering and redemption price per share, $22,998 / 2,565 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.97

Class K
Net asset value, offering and redemption price per share, $159,904,720 / 17,831,956 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.97

STATEMENT OF OPERATIONS For the Period Ended December 31, 2014*
INVESTMENT INCOME
Dividends (net of $5,293 foreign withholding tax)	$1,276,360
Interest	1,188

Total income	1,277,548

EXPENSES
Investment management fees	900,286
Administrative fees	156,931
Professional fees	43,544
Custodian fees	37,000
Offering costs	16,623
Printing and mailing expenses	10,110
Trustees’ fees	2,210
Distribution fees – Class IB	43
Miscellaneous	2,999

Gross expenses	1,169,746
Less: Waiver from investment manager	(44,766)

Net expenses	1,124,980

NET INVESTMENT INCOME (LOSS)	152,568

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	4,060,676
Futures	5,726

Net realized gain (loss)	4,066,402

Change in unrealized appreciation (depreciation) on:
Investments	(18,191,063)
Futures	103,981

Net change in unrealized appreciation (depreciation)	(18,087,082)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,020,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,868,112)

*	The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

April 21, 2014* to December 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$152,568
Net realized gain (loss) on investments and futures	4,066,402
Net change in unrealized appreciation (depreciation) on investments and futures	(18,087,082)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,868,112)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(238,033)
Distributions from net realized capital gains
Class IB	(569)
Class K	(3,951,007)

(3,951,576)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(4,189,609)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,500 shares ]	25,000
Capital shares issued in reinvestment of distributions [ 65 shares ]	569

Total Class IB transactions	25,569

Class K
Capital shares sold [ 2,361,290 shares ]	23,638,010
Capital shares sold in-kind (Note 9)[ 15,767,592 shares ]	157,675,921
Capital shares issued in reinvestment of dividends and distributions [ 476,807 shares ]	4,189,040
Capital shares repurchased [ (773,733) shares ]	(7,543,101)

Total Class K transactions	177,959,870

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	177,985,439

TOTAL INCREASE (DECREASE) IN NET ASSETS	159,927,718
NET ASSETS:
Beginning of period	—

End of period (a)	$159,927,718

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$165,213

* The Portfolio commenced operations on April 21, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/PACIFIC GLOBAL SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss) on investments and futures	(0.79)

Total from investment operations	(0.80)

Less distributions:
Distributions from net realized gains	(0.23)

Net asset value, end of period	$8.97

Total return (b)	(7.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.25%
Before waivers and reimbursements (a)	5.96%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.13	)%(l)
Before waivers and reimbursements (a)	(4.84	)%(l)
Portfolio turnover rate (z)^	18%

Class K	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01
Net realized and unrealized gain (loss) on investments and futures	(0.80)

Total from investment operations	(0.79)

Less distributions:
Dividends from net investment income	(0.01)
Distributions from net realized gains	(0.23)

Total dividends and distributions	(0.24)

Net asset value, end of period	$8.97

Total return (b)	(7.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$159,905
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.00%
Before waivers and reimbursements (a)	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.14	%(l)
Before waivers and reimbursements (a)	0.11	%(l)
Portfolio turnover rate (z)^	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Templeton Investment Counsel, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	1.16%	8.80%	3.26%
Portfolio – Class IB Shares*	1.07	8.69	3.09
Portfolio – Class K Shares**	1.34	N/A	14.10
MSCI World (Net) Index	4.94	10.20	5.02
VMI – Global Blend	4.06	10.01	6.92
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(5.48)	4.55	1.96
VMI – Global Proxy Blend	3.85	9.91	7.09
* Date of inception 9/15/06. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.07% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI World (Net) Index, the VMI — Global Blend, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200 and the VMI — Global Proxy Blend returned 4.94%, 4.06%, (5.48)% and 3.85%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

The Portfolio’s top contributors to relative performance came from the Health Care sector. U.S. specialty pharmaceuticals firm Actavis PLC was a major contributor, rallying after acquiring rival drug maker Forest Laboratories, another Portfolio holding and large contributor in 2014. In addition to the Forest takeover, Actavis acquired Botox manufacturer Allergan in the biggest health care deal of the year, while also completing a handful of smaller acquisitions.

•	A relative underweight to the struggling Energy sector also aided performance.

•

China CNR Corporation Limited, formerly known as China North Locomotive and Rolling Stock Industry Corporation, was a strong performer during 2014 and aided relative performance as it was not a component of the benchmark.

•

A relative overweight in U.S. pharmacy and benefits manager CVS Health added to performance, as did an interest in off benchmark holding Teva Pharmaceutical Industries, which benefited from the U.S. Supreme Court’s agreement to hear a patent appeal related to the company’s profitable multiple sclerosis drug, Copaxone.

What hurt performance during the year:

•

During the period, the U.S. dollar appreciated against most foreign currencies, which hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

•

Energy stock selection comprised several of the Portfolio’s biggest detractors, pressured primarily by oil services stocks. Oil services firm Noble Corporation declined amid a severe downturn in its offshore drilling market.

•	An underweight allocation in the Information Technology sector hurt performance, including a relative underweight to Apple Inc.

•

Consistent with the broad-based underperformance of cyclical sectors in 2014, Industrials holdings also hurt relative performance, pressured by U.K. services firm Serco Group PLC, whose share price declined as an investigation into alleged malpractice at a domestic business unit resulted in profit warnings and a need to raise capital.

•	Stock selection in the Telecommunications sector also detracted from relative results.

•	Overweighting BNP Paribas S.A, one of the poorest benchmark performers, was also detrimental.

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Templeton Investment Counsel, LLC

2014 was challenging in global equity markets as an early period of normalization and recovery gave way to retrenchment and significant divergence between the robust U.S. economy and more anemic international economies. However, in our opinion, the U.S.’s attractive mix of defensive and pro-cyclical characteristics came at a cost. The price-to-book multiple of U.S. stocks relative to global peers neared all-time highs at year-end and measures of price-to-normalized earnings were also elevated.

In recent years, we feel that stocks have traded more on macroeconomic and policy expectations than on business fundamentals. This trend, in our view, has resulted in an increasingly bifurcated market in which the winners (U.S. stocks, consumer cyclicals, health care) kept surging farther ahead and the losers (international stocks, industrial cyclicals) kept falling farther behind. Throughout this challenging period, we have tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	17.7%
Health Care	13.1
Consumer Discretionary	9.9
Information Technology	8.9
Industrials	7.9
Energy	7.2
Consumer Staples	5.5
Materials	4.0
Telecommunication Services	3.3
Utilities	1.0
Cash and Other	21.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$956.02	$5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.55	5.71
Class IB
Actual	1,000.00	955.24	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.55	5.71
Class K
Actual	1,000.00	956.09	4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.44

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.12%, 1.12% and 0.87%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.9%)
Auto Components (0.9%)
Aisin Seiki Co., Ltd.	1,500	$53,914
BorgWarner, Inc.	1,935	106,328
Bridgestone Corp.	5,400	187,655
Cie Generale des Etablissements Michelin	44,026	3,991,503
Continental AG	922	195,789
Delphi Automotive plc	2,522	183,400
Denso Corp.	4,100	191,083
GKN plc	13,511	71,665
Goodyear Tire & Rubber Co.	2,348	67,082
Hyundai Mobis Co., Ltd.*	10,768	2,291,821
Johnson Controls, Inc.	5,704	275,731
Koito Manufacturing Co., Ltd.	700	21,350
NGK Spark Plug Co., Ltd.	1,500	45,296
NHK Spring Co., Ltd.	1,400	12,215
NOK Corp.	900	22,858
Nokian Renkaat Oyj	958	23,465
Pirelli & C. S.p.A.	2,049	27,518
Stanley Electric Co., Ltd.	1,100	23,777
Sumitomo Electric Industries Ltd.	6,500	81,099
Sumitomo Rubber Industries Ltd.	1,400	20,844
Toyoda Gosei Co., Ltd.	600	12,115
Toyota Industries Corp.	1,400	71,536
Valeo S.A.	635	79,094
Yokohama Rubber Co., Ltd.	2,000	18,272

		8,075,410

Automobiles (2.2%)
Bayerische Motoren Werke (BMW) AG	2,814	305,611
Bayerische Motoren Werke (BMW) AG (Preference) (q)	448	36,768
Daihatsu Motor Co., Ltd.	1,700	22,299
Daimler AG (Registered)	8,141	679,209
Fiat Chrysler Automobiles N.V.*	7,325	84,058
Ford Motor Co.	32,838	508,989
Fuji Heavy Industries Ltd.	5,000	176,075
General Motors Co.	79,599	2,778,801
Harley-Davidson, Inc.	1,825	120,286
Honda Motor Co., Ltd.	13,800	401,300
Isuzu Motors Ltd.	5,000	61,003
Mazda Motor Corp.	4,620	110,899
Mitsubishi Motors Corp.	5,300	48,554
Nissan Motor Co., Ltd.	711,520	6,197,512
Peugeot S.A.*	3,330	40,622
Porsche Automobil Holding SE (Preference) (q)	1,276	103,676
Renault S.A.	1,607	117,432
Suzuki Motor Corp.	3,100	93,189
Toyota Motor Corp.	117,630	7,335,474
Volkswagen AG	254	55,345
Volkswagen AG (Preference) (q)	1,360	303,786
Yamaha Motor Co., Ltd.	2,200	44,245

		19,625,133

Distributors (0.0%)
Genuine Parts Co.	1,305	139,074
Jardine Cycle & Carriage Ltd.	1,000	32,110

		171,184

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	600	$17,824
H&R Block, Inc.	2,330	78,474

		96,298

Hotels, Restaurants & Leisure (0.4%)
Accor S.A.	1,483	66,448
Carnival Corp.	3,834	173,795
Carnival plc	1,569	70,843
Chipotle Mexican Grill, Inc.*	264	180,711
Compass Group plc	14,108	240,461
Crown Resorts Ltd.	3,062	31,457
Darden Restaurants, Inc.	1,146	67,190
Flight Centre Travel Group Ltd.	462	12,220
Galaxy Entertainment Group Ltd.	20,000	111,333
Genting Singapore plc	52,942	42,895
InterContinental Hotels Group plc	2,015	80,745
Marriott International, Inc., Class A	1,816	141,703
McDonald’s Corp.	8,319	779,490
McDonald’s Holdings Co. Japan Ltd.	573	12,535
Merlin Entertainments plc§	3,657	22,577
MGM China Holdings Ltd.	8,400	21,176
Oriental Land Co., Ltd.	400	91,728
Royal Caribbean Cruises Ltd.	1,417	116,803
Sands China Ltd.	19,996	97,257
Shangri-La Asia Ltd.	9,000	12,384
SJM Holdings Ltd.	17,000	26,884
Sodexo S.A.	816	80,008
Starbucks Corp.	6,398	524,956
Starwood Hotels & Resorts Worldwide, Inc.	1,526	123,713
Tabcorp Holdings Ltd.	6,400	21,591
Tatts Group Ltd.	11,657	32,794
TUI AG (Frankfurt Stock Exchange)*	1,843	29,609
TUI AG (London Stock Exchange)*	1,969	32,837
Whitbread plc	1,541	113,721
William Hill plc	7,368	41,435
Wyndham Worldwide Corp.	1,045	89,619
Wynn Macau Ltd.	13,600	37,915
Wynn Resorts Ltd.	690	102,644
Yum! Brands, Inc.	3,754	273,479

		3,904,956

Household Durables (0.5%)
Casio Computer Co., Ltd.	1,800	27,643
D.R. Horton, Inc.	2,828	71,520
Electrolux AB	2,072	60,795
Garmin Ltd.	1,036	54,732
Haier Electronics Group Co., Ltd.	1,097,000	2,592,567
Harman International Industries, Inc.	596	63,599
Husqvarna AB, Class B	3,493	25,689
Iida Group Holdings Co., Ltd.	1,500	18,218
Leggett & Platt, Inc.	1,202	51,217
Lennar Corp., Class A	1,542	69,097
Mohawk Industries, Inc.*	529	82,185

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Newell Rubbermaid, Inc.	2,345	$89,321
Nikon Corp.	3,000	39,834
Panasonic Corp.	18,600	218,525
Persimmon plc*	2,587	63,283
PulteGroup, Inc.	2,802	60,131
Rinnai Corp.	300	20,201
Sekisui Chemical Co., Ltd.	4,000	48,154
Sekisui House Ltd.	4,600	60,250
Sharp Corp.*	14,000	31,026
Sony Corp.	8,700	177,122
Techtronic Industries Co., Ltd.	11,500	36,854
Whirlpool Corp.	661	128,062

		4,090,025

Internet & Catalog Retail (0.2%)
Amazon.com, Inc.*	3,246	1,007,396
Expedia, Inc.	843	71,958
Netflix, Inc.*	518	176,954
Priceline Group, Inc.*	447	509,674
Rakuten, Inc.	6,800	94,674
TripAdvisor, Inc.*	954	71,226

		1,931,882

Leisure Products (0.0%)
Bandai Namco Holdings, Inc.	1,600	33,961
Hasbro, Inc.	970	53,340
Mattel, Inc.	2,909	90,019
Sankyo Co., Ltd.	400	13,786
Sega Sammy Holdings, Inc.	1,600	20,527
Shimano, Inc.	700	90,545
Yamaha Corp.	1,400	20,794

		322,972

Media (2.8%)
Altice S.A.*	733	57,842
Axel Springer SE	343	20,686
Cablevision Systems Corp. – New York Group, Class A	1,907	39,360
CBS Corp. (Non-Voting), Class B	4,069	225,178
Comcast Corp., Class A	144,628	8,335,304
Dentsu, Inc.	1,861	78,317
DIRECTV*	4,298	372,637
Discovery Communications, Inc., Class A*	1,257	43,304
Discovery Communications, Inc., Class C*	2,328	78,500
Eutelsat Communications S.A.	1,323	42,769
Gannett Co., Inc.	1,914	61,114
Hakuhodo DY Holdings, Inc.	2,000	19,170
Interpublic Group of Cos., Inc.	3,623	75,250
ITV plc	32,020	106,670
J.C. Decaux S.A.	526	18,062
Kabel Deutschland Holding AG*	195	26,519
Lagardere S.C.A.	1,036	26,888
News Corp., Class A*	130,159	2,042,195
Numericable- SFR*	823	40,582
Omnicom Group, Inc.	2,108	163,307
Pearson plc	6,806	125,198
ProSiebenSat.1 Media AG (Registered)	1,841	77,559
Publicis Groupe S.A.	1,537	110,085
REA Group Ltd.	424	15,578

Reed Elsevier N.V.	5,954	$142,293
Reed Elsevier plc	9,739	165,693
RTL Group S.A.	323	30,694
Scripps Networks Interactive, Inc., Class A	854	64,281
SES S.A. (FDR)	2,576	92,404
Singapore Press Holdings Ltd.	14,000	44,470
Sky plc	170,790	2,377,092
Telenet Group Holding N.V.*	492	27,633
Time Warner Cable, Inc.	2,398	364,640
Time Warner, Inc.	7,167	612,205
Toho Co., Ltd.	1,000	22,690
Twenty-First Century Fox, Inc., Class A	118,059	4,534,056
Viacom, Inc., Class B	3,158	237,640
Walt Disney Co.	34,065	3,208,582
Wolters Kluwer N.V.	2,622	80,065
WPP plc	11,094	230,158

		24,436,670

Multiline Retail (0.8%)
Dollar General Corp.*	2,609	184,456
Dollar Tree, Inc.*	1,753	123,376
Don Quijote Holdings Co., Ltd.	500	34,152
Family Dollar Stores, Inc.	812	64,318
Harvey Norman Holdings Ltd.	3,526	9,615
Isetan Mitsukoshi Holdings Ltd.	2,700	33,100
J. Front Retailing Co., Ltd.	2,000	23,291
Kohl’s Corp.	1,743	106,393
Macy’s, Inc.	45,281	2,977,226
Marks & Spencer Group plc	13,873	102,428
Marui Group Co., Ltd.	1,900	17,183
Next plc	1,299	137,013
Nordstrom, Inc.	1,195	94,871
Takashimaya Co., Ltd.	3,000	24,060
Target Corp.	41,306	3,135,538

		7,067,020

Specialty Retail (1.7%)
ABC-Mart, Inc.	200	9,691
AutoNation, Inc.*	633	38,240
AutoZone, Inc.*	273	169,017
Bed Bath & Beyond, Inc.*	1,574	119,892
Best Buy Co., Inc.	66,333	2,585,660
CarMax, Inc.*	1,837	122,307
Dixons Carphone plc	8,262	59,508
Fast Retailing Co., Ltd.	500	182,166
Foot Locker, Inc.	57,240	3,215,743
GameStop Corp., Class A	943	31,873
Gap, Inc.	2,281	96,053
Hennes & Mauritz AB, Class B	7,948	329,697
Hikari Tsushin, Inc.	100	6,087
Home Depot, Inc.	11,264	1,182,382
Inditex S.A.	9,260	265,326
Kingfisher plc	883,801	4,657,285
L Brands, Inc.	2,096	181,409
Lowe’s Cos., Inc.	8,316	572,141
Nitori Holdings Co., Ltd.	600	32,243
O’Reilly Automotive, Inc.*	868	167,194
PetSmart, Inc.	840	68,288
Ross Stores, Inc.	1,795	169,197
Sanrio Co., Ltd.	400	9,949

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Shimamura Co., Ltd.	200	$17,232
Sports Direct International plc*	2,278	24,983
Staples, Inc.	5,514	99,914
Tiffany & Co.	958	102,372
TJX Cos., Inc.	5,892	404,073
Tractor Supply Co.	1,150	90,643
Urban Outfitters, Inc.*	837	29,404
USS Co., Ltd.	1,900	29,239
Yamada Denki Co., Ltd.	7,500	25,033

		15,094,241

Textiles, Apparel & Luxury Goods (0.4%)
adidas AG	1,762	122,808
Asics Corp.	1,300	31,067
Burberry Group plc	3,790	96,033
Christian Dior S.A.	471	80,474
Cie Financiere Richemont S.A. (Registered)	4,410	390,626
Coach, Inc.	2,348	88,191
Fossil Group, Inc.*	376	41,638
Hermes International	220	78,446
Hugo Boss AG	329	40,393
Kering	634	121,891
Li & Fung Ltd.	50,000	46,760
Luxottica Group S.p.A.	1,409	77,140
LVMH Moet Hennessy Louis Vuitton S.A.	2,365	373,987
Michael Kors Holdings Ltd.*	1,763	132,401
NIKE, Inc., Class B	5,958	572,862
Pandora A/S	945	76,651
PVH Corp.	713	91,385
Ralph Lauren Corp.	517	95,728
Swatch Group AG	257	114,118
Swatch Group AG (Registered)	426	36,847
Under Armour, Inc., Class A*	1,417	96,214
VF Corp.	2,954	221,255
Yue Yuen Industrial Holdings Ltd.	6,500	23,402

		3,050,317

Total Consumer Discretionary		87,866,108

Consumer Staples (5.5%)
Beverages (1.1%)
Anheuser-Busch InBev N.V.	6,753	759,940
Asahi Group Holdings Ltd.	3,200	98,772
Brown-Forman Corp., Class B	1,343	117,969
Carlsberg A/S, Class B	923	71,676
Coca-Cola Amatil Ltd.	4,928	37,292
Coca-Cola Co.	33,698	1,422,730
Coca-Cola Enterprises, Inc.	1,920	84,902
Coca-Cola HBC AG (CDI)*	1,740	33,107
Constellation Brands, Inc., Class A*	1,436	140,972
Diageo plc	21,233	608,987
Dr. Pepper Snapple Group, Inc.	1,653	118,487
Heineken Holding N.V.	872	54,659
Heineken N.V.	1,917	136,182
Kirin Holdings Co., Ltd.	7,000	86,710
Molson Coors Brewing Co., Class B	1,373	102,316

Monster Beverage Corp.*	1,224	$132,620
PepsiCo, Inc.	12,791	1,209,517
Pernod-Ricard S.A.	1,787	198,137
Remy Cointreau S.A.	192	12,825
SABMiller plc	8,145	421,522
Suntory Beverage & Food Ltd.	108,500	3,746,266
Treasury Wine Estates Ltd.	5,506	21,419

		9,617,007

Food & Staples Retailing (2.7%)
Aeon Co., Ltd.	5,200	52,340
Carrefour S.A.	5,175	157,227
Casino Guichard Perrachon S.A.	479	44,080
Colruyt S.A.	650	30,140
Costco Wholesale Corp.	3,743	530,570
CVS Health Corp.	87,877	8,463,434
Delhaize Group S.A.	891	64,724
Distribuidora Internacional de Alimentacion S.A.	5,131	34,501
FamilyMart Co., Ltd.	500	18,666
ICA Gruppen AB	564	22,075
J Sainsbury plc	10,576	40,207
Jeronimo Martins SGPS S.A.	2,150	21,550
Koninklijke Ahold N.V.	7,451	132,449
Kroger Co.	4,199	269,618
Lawson, Inc.	600	36,281
Metcash Ltd.	7,502	11,281
Metro AG*	103,647	3,173,299
Safeway, Inc.	1,947	68,379
Seven & i Holdings Co., Ltd.	6,300	227,246
Sysco Corp.	5,009	198,807
Tesco plc	805,213	2,343,107
Walgreens Boots Alliance, Inc.	84,545	6,442,329
Wal-Mart Stores, Inc.	13,501	1,159,466
Wesfarmers Ltd.	9,531	322,654
Whole Foods Market, Inc.	3,071	154,840
WM Morrison Supermarkets plc	18,416	52,411
Woolworths Ltd.	10,601	264,127

		24,335,808

Food Products (0.8%)
Ajinomoto Co., Inc.	5,000	92,649
Archer-Daniels-Midland Co.	5,489	285,428
Aryzta AG*	754	57,935
Associated British Foods plc	2,978	144,688
Barry Callebaut AG (Registered)*	20	20,484
Calbee, Inc.	600	20,712
Campbell Soup Co.	1,515	66,660
Chocoladefabriken Lindt & Spruengli AG (Preference) (q)	1	57,397
Chocoladefabriken Lindt & Sprungli AG	8	39,494
ConAgra Foods, Inc.	3,617	131,225
Danone S.A.	4,804	316,038
General Mills, Inc.	5,160	275,183
Golden Agri-Resources Ltd.	54,244	18,812
Hershey Co.	1,261	131,056
Hormel Foods Corp.	1,147	59,759
J.M. Smucker Co.	865	87,348
Kellogg Co.	2,152	140,827
Kerry Group plc, Class A	1,346	92,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Keurig Green Mountain, Inc.	1,036	$137,161
Kikkoman Corp.	1,000	24,534
Kraft Foods Group, Inc.	5,038	315,681
McCormick & Co., Inc. (Non-Voting)	1,101	81,804
Mead Johnson Nutrition Co.	1,734	174,336
MEIJI Holdings Co., Ltd.	469	42,714
Mondelez International, Inc., Class A	14,391	522,753
Nestle S.A. (Registered)	27,143	1,989,624
NH Foods Ltd.	2,000	43,746
Nisshin Seifun Group, Inc.	1,815	17,586
Nissin Foods Holdings Co., Ltd.	500	23,928
Orkla ASA	7,248	49,397
Tate & Lyle plc	4,041	37,959
Toyo Suisan Kaisha Ltd.	800	25,831
Tyson Foods, Inc., Class A	2,495	100,025
Unilever N.V. (CVA)	13,772	541,002
Unilever plc	10,849	440,694
WH Group Ltd.*§	25,500	14,556
Wilmar International Ltd.	17,000	41,471
Yakult Honsha Co., Ltd.	700	36,941
Yamazaki Baking Co., Ltd.	1,000	12,339

		6,712,646

Household Products (0.4%)
Clorox Co.	1,098	114,422
Colgate-Palmolive Co.	7,330	507,163
Henkel AG & Co. KGaA	986	96,012
Henkel AG & Co. KGaA (Preference) (q)	1,494	161,613
Kimberly-Clark Corp.	3,179	367,302
Procter & Gamble Co.	23,098	2,103,997
Reckitt Benckiser Group plc	5,462	440,627
Svenska Cellulosa AB S.C.A., Class B	4,997	107,915
Unicharm Corp.	3,000	72,194

		3,971,245

Personal Products (0.1%)
Avon Products, Inc.	3,647	34,245
Beiersdorf AG	869	70,878
Estee Lauder Cos., Inc., Class A	1,913	145,771
Kao Corp.	4,400	173,578
L’Oreal S.A.	2,121	356,088
Shiseido Co., Ltd.	3,100	43,411

		823,971

Tobacco (0.4%)
Altria Group, Inc.	16,901	832,712
British American Tobacco plc	15,698	852,933
Imperial Tobacco Group plc	8,022	351,308
Japan Tobacco, Inc.	9,300	255,360
Lorillard, Inc.	3,094	194,736
Philip Morris International, Inc.	13,284	1,081,982
Reynolds American, Inc.	2,639	169,609
Swedish Match AB	1,771	55,239

		3,793,879

Total Consumer Staples		49,254,556

Energy (7.2%)
Energy Equipment & Services (2.0%)
Amec Foster Wheeler plc	3,057	$40,010
Baker Hughes, Inc.	65,149	3,652,904
Cameron International Corp.*	1,687	84,266
Diamond Offshore Drilling, Inc.	575	21,108
Ensco plc, Class A	1,987	59,511
FMC Technologies, Inc.*	1,987	93,071
Halliburton Co.	68,145	2,680,143
Helmerich & Payne, Inc.	922	62,161
Nabors Industries Ltd.	2,468	32,035
National Oilwell Varco, Inc.	3,694	242,068
Noble Corp. plc	217,259	3,599,982
Petrofac Ltd.	123,470	1,339,112
Saipem S.p.A.*	100,838	1,059,032
SBM Offshore N.V.*	151,984	1,802,321
Schlumberger Ltd.	10,999	939,425
Seadrill Ltd.	3,206	36,905
Subsea 7 S.A.	2,433	24,811
Technip S.A.	32,337	1,930,960
Tenaris S.A.	4,076	61,566
Transocean Ltd. (BATS Europe Exchange)	2,908	53,304
Transocean Ltd. (SIX Swiss Exchange)	3,094	56,703
WorleyParsons Ltd.	1,776	14,649

		17,886,047

Oil, Gas & Consumable Fuels (5.2%)
Anadarko Petroleum Corp.	4,341	358,133
Apache Corp.	3,216	201,547
BG Group plc	28,812	383,509
BP plc	831,093	5,277,223
Cabot Oil & Gas Corp.	3,549	105,086
Caltex Australia Ltd.	1,163	32,183
Chesapeake Energy Corp.	4,423	86,558
Chevron Corp.	45,198	5,070,312
China Shenhua Energy Co., Ltd., Class H	990,000	2,915,516
Cimarex Energy Co.	740	78,440
ConocoPhillips Co.	10,523	726,718
CONSOL Energy, Inc.	1,975	66,775
Delek Group Ltd.	42	10,539
Denbury Resources, Inc.	3,070	24,959
Devon Energy Corp.	3,297	201,809
Eni S.p.A.	194,060	3,389,298
EOG Resources, Inc.	4,691	431,900
EQT Corp.	1,291	97,729
Exxon Mobil Corp.	36,196	3,346,320
Galp Energia SGPS S.A.	3,299	33,376
Hess Corp.	2,172	160,337
Idemitsu Kosan Co., Ltd.	800	13,256
INPEX Corp.	7,200	79,886
JX Holdings, Inc.	19,394	75,557
Kinder Morgan, Inc.	14,526	614,595
Koninklijke Vopak N.V.	619	32,067
Kunlun Energy Co., Ltd.	1,354,000	1,282,136
Lundin Petroleum AB*	1,922	27,483
Marathon Oil Corp.	5,745	162,526
Marathon Petroleum Corp.	2,384	215,180
Murphy Oil Corp.	1,408	71,132
Neste Oil Oyj	1,114	26,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Newfield Exploration Co.*	1,179	$31,974
Noble Energy, Inc.	3,061	145,183
Occidental Petroleum Corp.	6,629	534,364
OMV AG	1,176	31,119
ONEOK, Inc.	1,772	88,228
Origin Energy Ltd.	9,380	88,520
Phillips 66	4,722	338,567
Pioneer Natural Resources Co.	1,273	189,486
QEP Resources, Inc.	1,407	28,450
Range Resources Corp.	1,434	76,647
Repsol S.A.	8,596	159,784
Royal Dutch Shell plc, Class A	33,220	1,101,126
Royal Dutch Shell plc, Class B	148,224	5,092,074
Santos Ltd.	8,158	55,118
Showa Shell Sekiyu KK	1,500	14,783
Southwestern Energy Co.*	2,989	81,570
Spectra Energy Corp.	5,731	208,035
Statoil ASA	100,978	1,769,582
Talisman Energy, Inc. (b)	426,000	3,336,719
Tesoro Corp.	1,084	80,595
TonenGeneral Sekiyu KK	2,000	17,097
Total S.A.	114,211	5,888,630
Tullow Oil plc	7,819	49,473
Valero Energy Corp.	4,446	220,077
Williams Cos., Inc.	5,767	259,169
Woodside Petroleum Ltd.	6,256	194,487

		45,679,935

Total Energy		63,565,982

Financials (17.7%)
Banks (9.4%)
Aozora Bank Ltd.	9,000	27,932
Australia & New Zealand Banking Group Ltd.	23,202	603,549
Banca Monte dei Paschi di Siena S.p.A.*	36,808	20,929
Banco Bilbao Vizcaya Argentaria S.A.	49,805	468,741
Banco Comercial Portugues S.A. (Registered), Class R*	298,081	23,440
Banco de Sabadell S.A.	28,468	74,579
Banco Popolare SC*	3,191	38,199
Banco Popular Espanol S.A.	14,964	74,091
Banco Santander S.A.	104,094	870,416
Bangkok Bank PCL	74,000	438,917
Bangkok Bank PCL (NVDR)	320,800	1,883,105
Bank Hapoalim B.M.	9,119	43,007
Bank Leumi Le-Israel B.M.*	10,767	36,938
Bank of America Corp.	89,898	1,608,275
Bank of East Asia Ltd.	10,400	41,714
Bank of Ireland*	232,408	86,654
Bank of Kyoto Ltd.	3,000	25,093
Bank of Queensland Ltd.	2,951	29,162
Bank of Yokohama Ltd.	10,000	54,275
Bankia S.A.*	39,295	58,255
Bankinter S.A.	5,268	42,005
Barclays plc	1,450,813	5,454,332
BB&T Corp.	6,165	239,757
Bendigo & Adelaide Bank Ltd.	3,513	36,510
BNP Paribas S.A.	140,462	8,254,148
BOC Hong Kong Holdings Ltd.	32,000	106,541
CaixaBank S.A.	18,800	97,650

Chiba Bank Ltd.	6,000	$39,380
Chugoku Bank Ltd.	1,400	19,116
Citigroup, Inc.	126,007	6,818,239
Comerica, Inc.	1,537	71,993
Commerzbank AG*	8,250	109,599
Commonwealth Bank of Australia	13,631	946,677
Credit Agricole S.A.	8,327	107,049
Danske Bank A/S	5,450	146,685
DBS Group Holdings Ltd.	200,088	3,089,846
DNB ASA	8,184	120,668
Erste Group Bank AG	2,382	54,611
Fifth Third Bancorp	7,092	144,499
Fukuoka Financial Group, Inc.	7,000	36,141
Gunma Bank Ltd.	3,000	19,460
Hachijuni Bank Ltd.	3,000	19,311
Hana Financial Group, Inc.	64,599	1,866,165
Hang Seng Bank Ltd.	6,600	109,741
Hiroshima Bank Ltd.	4,000	19,013
Hokuhoku Financial Group, Inc.	10,000	20,211
HSBC Holdings plc (Hong Kong Exchange)	479,114	4,558,183
HSBC Holdings plc (London Stock Exchange)	160,891	1,520,497
Huntington Bancshares, Inc./Ohio	6,932	72,925
ING Groep N.V. (CVA)*	498,865	6,459,109
Intesa Sanpaolo S.p.A. (Italian Stock Exchange)	8,117	19,980
Intesa Sanpaolo S.p.A. (London Stock Exchange)	886,453	2,564,368
Iyo Bank Ltd.	2,000	21,679
Joyo Bank Ltd.	6,000	29,774
JPMorgan Chase & Co.	127,630	7,987,085
KB Financial Group, Inc. (ADR)	62,765	2,047,394
KBC Groep N.V.*	2,116	117,439
KeyCorp	7,398	102,832
Lloyds Banking Group plc*	3,402,725	4,018,166
M&T Bank Corp.	1,130	141,951
Mitsubishi UFJ Financial Group, Inc.	107,800	590,867
Mizrahi Tefahot Bank Ltd.*	1,185	12,430
Mizuho Financial Group, Inc.	195,024	327,699
National Australia Bank Ltd.	19,840	540,586
Natixis S.A.	8,274	54,408
Nordea Bank AB	25,416	293,542
Oversea-Chinese Banking Corp., Ltd.	24,186	190,087
PNC Financial Services Group, Inc.	4,496	410,170
Raiffeisen Bank International AG	999	14,926
Regions Financial Corp.	11,714	123,700
Resona Holdings, Inc.	18,651	94,134
Royal Bank of Scotland Group plc*	21,108	128,137
Seven Bank Ltd.	4,600	19,360
Shinsei Bank Ltd.	14,000	24,441
Shizuoka Bank Ltd.	4,000	36,588
Skandinaviska Enskilda Banken AB, Class A	12,972	164,089
Societe Generale S.A.	6,041	253,851
Standard Chartered plc	177,600	2,663,466
Sumitomo Mitsui Financial Group, Inc.	10,677	385,787

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Sumitomo Mitsui Trust Holdings, Inc.	26,860	$102,508
SunTrust Banks, Inc./Georgia	93,797	3,930,094
Suruga Bank Ltd.	1,600	29,316
Svenska Handelsbanken AB, Class A	4,241	198,024
Swedbank AB, Class A	7,734	192,445
U.S. Bancorp/Minnesota	15,276	686,656
UniCredit S.p.A.	681,037	4,340,594
Unione di Banche Italiane S.c.p.A.	7,095	50,505
United Overseas Bank Ltd.	11,281	208,562
Wells Fargo & Co.	40,351	2,212,042
Westpac Banking Corp.	26,110	701,934
Yamaguchi Financial Group, Inc.	2,000	20,604
Zions Bancorp	1,730	49,322

		83,208,874

Capital Markets (1.6%)
3i Group plc	8,440	58,656
Aberdeen Asset Management plc	7,521	50,234
Affiliated Managers Group, Inc.*	481	102,087
Ameriprise Financial, Inc.	1,575	208,294
Bank of New York Mellon Corp.	9,622	390,365
BlackRock, Inc.	1,090	389,740
Charles Schwab Corp.	9,826	296,647
Credit Suisse Group AG (Registered)*	228,874	5,737,602
Daiwa Securities Group, Inc.	13,500	105,133
Deutsche Bank AG (Registered)	11,620	351,223
E*TRADE Financial Corp.*	2,505	60,759
Franklin Resources, Inc.	3,349	185,434
Goldman Sachs Group, Inc.	3,463	671,233
Hargreaves Lansdown plc	2,039	31,792
ICAP plc	4,751	33,139
Invesco Ltd.	3,664	144,801
Investec plc	4,602	38,444
Julius Baer Group Ltd.*	1,849	84,379
Legg Mason, Inc.	864	46,112
Macquarie Group Ltd.	2,462	116,203
Mediobanca S.p.A.	5,166	41,828
Morgan Stanley	95,048	3,687,862
Nomura Holdings, Inc.	30,700	174,701
Northern Trust Corp.	1,887	127,184
Partners Group Holding AG	148	42,921
SBI Holdings, Inc.	1,750	19,002
Schroders plc	1,066	44,181
State Street Corp.	3,568	280,088
T. Rowe Price Group, Inc.	2,217	190,352
UBS Group AG*	30,863	530,526

		14,240,922

Consumer Finance (1.1%)
Acom Co., Ltd.*	3,400	10,345
AEON Financial Service Co., Ltd.	900	17,594
American Express Co.	45,296	4,214,340
Capital One Financial Corp.	59,947	4,948,625
Credit Saison Co., Ltd.	1,300	24,188
Discover Financial Services	3,876	253,839
Navient Corp.	3,499	75,613

		9,544,544

Diversified Financial Services (0.5%)
ASX Ltd.	1,673	$49,938
Berkshire Hathaway, Inc., Class B*	15,588	2,340,538
CME Group, Inc./Illinois	2,708	240,064
Deutsche Boerse AG	1,616	115,809
Eurazeo S.A.	306	21,375
EXOR S.p.A.	816	33,291
First Pacific Co., Ltd.	20,250	19,989
Groupe Bruxelles Lambert S.A.	658	56,007
Hong Kong Exchanges and Clearing Ltd.	9,300	204,588
Industrivarden AB, Class C	1,156	20,078
Intercontinental Exchange, Inc.	963	211,176
Investment AB Kinnevik, Class B	2,041	66,193
Investor AB, Class B	3,815	138,253
Japan Exchange Group, Inc.	2,300	53,586
Leucadia National Corp.	2,717	60,915
London Stock Exchange Group plc	1,946	66,857
McGraw Hill Financial, Inc.	2,322	206,612
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	19,375
Moody’s Corp.	1,574	150,805
NASDAQ OMX Group, Inc.	1,027	49,255
ORIX Corp.	11,100	138,760
Pargesa Holding S.A.	222	17,101
Singapore Exchange Ltd.	7,000	41,158
Wendel S.A.	252	28,163

		4,349,886

Insurance (3.7%)
ACE Ltd.	32,844	3,773,119
Admiral Group plc	1,539	31,517
Aegon N.V.	15,670	117,572
Aflac, Inc.	3,857	235,624
Ageas	1,868	66,246
AIA Group Ltd.	101,200	557,254
Allianz SE (Registered)	3,860	641,353
Allstate Corp.	3,585	251,846
American International Group, Inc.	56,136	3,144,177
AMP Ltd.	24,651	109,697
Aon plc	2,437	231,101
Assicurazioni Generali S.p.A.	9,858	201,453
Assurant, Inc.	593	40,579
Aviva plc	685,615	5,137,427
AXA S.A.‡	15,266	352,592
Baloise Holding AG (Registered)	410	52,363
China Life Insurance Co., Ltd., Class H	905,000	3,549,975
Chubb Corp.	2,016	208,595
Cincinnati Financial Corp.	1,260	65,306
CNP Assurances S.A.	1,542	27,305
Dai-ichi Life Insurance Co., Ltd.	9,000	136,572
Delta Lloyd N.V.	1,663	36,549
Direct Line Insurance Group plc	12,847	57,944
Friends Life Group Ltd.	11,894	67,245
Genworth Financial, Inc., Class A*	4,201	35,708
Gjensidige Forsikring ASA	1,722	28,049
Hannover Rueck SE	544	49,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc.	3,688	$153,753
Insurance Australia Group Ltd.	20,287	102,853
Legal & General Group plc	49,391	189,702
Lincoln National Corp.	2,211	127,508
Loews Corp.	2,558	107,487
Mapfre S.A.	7,728	26,025
Marsh & McLennan Cos., Inc.	4,628	264,907
Medibank Pvt Ltd.*	23,174	45,595
MetLife, Inc.	9,712	525,322
MS&AD Insurance Group Holdings, Inc.	4,111	97,644
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,139	3,433,657
NN Group N.V.*§	66,759	1,989,252
Old Mutual plc	42,015	123,562
Principal Financial Group, Inc.	2,347	121,903
Progressive Corp.	4,604	124,262
Prudential Financial, Inc.	3,906	353,337
Prudential plc	21,543	495,751
QBE Insurance Group Ltd.	10,835	98,278
RSA Insurance Group plc*	8,399	56,524
Sampo Oyj, Class A	3,784	177,430
SCOR SE	1,264	38,252
Sompo Japan Nipponkoa Holdings, Inc.	2,885	72,500
Sony Financial Holdings, Inc.	1,600	23,594
Standard Life plc	20,309	125,112
Suncorp Group Ltd.	10,721	122,167
Swiss Life Holding AG (Registered)*	274	64,750
Swiss Reinsurance AG*	41,893	3,505,326
T&D Holdings, Inc.	5,000	60,152
Tokio Marine Holdings, Inc.	5,800	188,354
Torchmark Corp.	1,093	59,208
Travelers Cos., Inc.	2,833	299,873
Tryg A/S	185	20,684
UnipolSai S.p.A.	7,382	19,781
Unum Group	2,144	74,783
Vienna Insurance Group AG Wiener Versicherung Gruppe	303	13,487
XL Group plc	2,198	75,545
Zurich Insurance Group AG*	1,254	392,681

		32,977,514

Real Estate Investment Trusts (REITs) (0.6%)
American Tower Corp. (REIT)	3,395	335,596
Apartment Investment & Management Co. (REIT), Class A	1,231	45,732
Ascendas Real Estate Investment Trust (REIT)	19,000	34,106
AvalonBay Communities, Inc. (REIT)	1,117	182,507
Boston Properties, Inc. (REIT)	1,307	168,198
British Land Co. plc (REIT)	8,003	96,141
CapitaCommercial Trust (REIT)	17,000	22,503
CapitaMall Trust (REIT)	21,000	32,313
Corio N.V. (REIT)	569	27,769
Crown Castle International Corp. (REIT)	2,844	223,823

Dexus Property Group (REIT)	7,681	$43,434
Equity Residential (REIT)	3,105	223,063
Essex Property Trust, Inc. (REIT)	544	112,390
Federation Centres (REIT)	13,123	30,542
Fonciere des Regions (REIT)	248	22,949
Gecina S.A. (REIT)	226	28,286
General Growth Properties, Inc. (REIT)	5,343	150,299
Goodman Group (REIT)	14,576	67,195
GPT Group (REIT)	13,718	48,465
Hammerson plc (REIT)	6,122	57,219
HCP, Inc. (REIT)	3,942	173,566
Health Care REIT, Inc. (REIT)	2,802	212,027
Host Hotels & Resorts, Inc. (REIT)	6,501	154,529
ICADE (REIT)	305	24,422
Intu Properties plc (REIT)	7,046	36,436
Iron Mountain, Inc. (REIT)	1,604	62,011
Japan Prime Realty Investment Corp. (REIT)	6	20,829
Japan Real Estate Investment Corp. (REIT)	10	48,126
Japan Retail Fund Investment Corp. (REIT)	21	44,285
Kimco Realty Corp. (REIT)	3,461	87,009
Klepierre S.A. (REIT)	815	35,105
Land Securities Group plc (REIT)	6,713	120,121
Link REIT (REIT)	19,000	118,604
Macerich Co. (REIT)	1,215	101,343
Mirvac Group (REIT)	32,412	46,809
Nippon Building Fund, Inc. (REIT)	12	60,122
Nippon Prologis REIT, Inc. (REIT)	13	28,183
Novion Property Group (REIT)	17,577	30,260
Plum Creek Timber Co., Inc. (REIT)	1,492	63,843
Prologis, Inc. (REIT)	4,261	183,351
Public Storage (REIT)	1,236	228,475
Scentre Group (REIT)*	43,860	124,718
Segro plc (REIT)	6,408	36,732
Simon Property Group, Inc. (REIT)	2,657	483,866
Stockland Corp., Ltd. (REIT)	20,109	67,175
Suntec Real Estate Investment Trust (REIT)	18,000	26,607
Unibail-Rodamco SE (REIT)	830	212,138
United Urban Investment Corp. (REIT)	20	31,415
Ventas, Inc. (REIT)	2,478	177,673
Vornado Realty Trust (REIT)	1,494	175,859
Westfield Corp. (REIT)	16,832	123,062
Weyerhaeuser Co. (REIT)	4,476	160,644

		5,451,875

Real Estate Management & Development (0.8%)
Aeon Mall Co., Ltd.	970	17,153
CapitaLand Ltd.	20,000	49,692
CBRE Group, Inc., Class A*	2,418	82,817
Cheung Kong Holdings Ltd.	127,560	2,128,493
City Developments Ltd.	3,000	23,162
Daito Trust Construction Co., Ltd.	600	67,935

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Daiwa House Industry Co., Ltd.	5,000	$94,679
Deutsche Annington Immobilien SE	1,946	66,194
Deutsche Wohnen AG	2,318	55,076
Global Logistic Properties Ltd.	26,000	48,625
Hang Lung Properties Ltd.	19,000	52,951
Henderson Land Development Co., Ltd.	8,580	59,557
Hulic Co., Ltd.	2,100	20,877
Hysan Development Co., Ltd.	5,000	22,217
Immofinanz AG*	8,239	20,855
Keppel Land Ltd.	7,000	17,995
Kerry Properties Ltd.	6,000	21,677
Lend Lease Group	4,667	62,140
Mitsubishi Estate Co., Ltd.	11,000	232,808
Mitsui Fudosan Co., Ltd.	8,000	215,164
New World Development Co., Ltd.	44,133	50,481
Nomura Real Estate Holdings, Inc.	1,100	18,902
NTT Urban Development Corp.	600	6,019
Sino Land Co., Ltd.	24,600	39,487
Sumitomo Realty & Development Co., Ltd.	3,000	102,196
Sun Hung Kai Properties Ltd.	14,000	211,700
Swire Pacific Ltd., Class A	157,760	2,043,655
Swire Properties Ltd.	526,332	1,553,314
Swiss Prime Site AG (Registered)*	501	36,709
Tokyo Tatemono Co., Ltd.	3,000	21,848
Tokyu Fudosan Holdings Corp.	3,900	26,872
UOL Group Ltd.	4,128	21,663
Wharf Holdings Ltd.	12,400	89,047
Wheelock & Co., Ltd.	8,000	37,145

		7,619,105

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	4,204	42,544
People’s United Financial, Inc.	2,705	41,062

		83,606

Total Financials		157,476,326

Health Care (13.1%)
Biotechnology (2.2%)
Actelion Ltd. (Registered)*	876	100,781
Alexion Pharmaceuticals, Inc.*	1,696	313,811
Amgen, Inc.	49,503	7,885,333
Biogen Idec, Inc.*	2,019	685,350
Celgene Corp.*	6,828	763,780
CSL Ltd.	4,005	281,996
Gilead Sciences, Inc.*	94,217	8,880,894
Grifols S.A.	1,265	50,357
Regeneron Pharmaceuticals, Inc.*	635	260,509
Vertex Pharmaceuticals, Inc.*	2,057	244,372

		19,467,183

Health Care Equipment & Supplies (0.8%)
Abbott Laboratories	12,873	579,542
Baxter International, Inc.	4,634	339,626
Becton, Dickinson and Co.	1,642	228,501
Boston Scientific Corp.*	11,423	151,355
C.R. Bard, Inc.	647	107,803

CareFusion Corp.*	1,759	$104,379
Cochlear Ltd.	492	31,052
Coloplast A/S, Class B	919	77,350
Covidien plc	3,871	395,926
DENTSPLY International, Inc.	1,225	65,256
Edwards Lifesciences Corp.*	909	115,788
Elekta AB, Class B	3,172	32,374
Essilor International S.A.	1,710	190,351
Getinge AB, Class B	109,665	2,490,914
Intuitive Surgical, Inc.*	311	164,500
Medtronic, Inc.	8,415	607,563
Olympus Corp.*	2,000	70,472
Smith & Nephew plc	7,437	136,539
Sonova Holding AG (Registered)	459	67,286
St. Jude Medical, Inc.	2,431	158,088
Stryker Corp.	2,545	240,070
Sysmex Corp.	1,200	53,236
Terumo Corp.	2,600	59,214
Varian Medical Systems, Inc.*	843	72,928
William Demant Holding A/S*	170	12,903
Zimmer Holdings, Inc.	1,448	164,232

		6,717,248

Health Care Providers & Services (0.8%)
Aetna, Inc.	3,007	267,112
Alfresa Holdings Corp.	1,600	19,337
AmerisourceBergen Corp.	1,776	160,124
Anthem, Inc.	2,307	289,921
Cardinal Health, Inc.	2,829	228,385
Celesio AG	448	14,486
Cigna Corp.	2,243	230,827
DaVita HealthCare Partners, Inc.*	1,460	110,580
Express Scripts Holding Co.*	6,273	531,135
Fresenius Medical Care AG & Co. KGaA	1,812	135,612
Fresenius SE & Co. KGaA	3,216	167,940
Healthscope Ltd.*	7,857	17,396
Humana, Inc.	1,308	187,868
Laboratory Corp. of America Holdings*	715	77,149
McKesson Corp.	1,983	411,631
Medipal Holdings Corp.	900	10,452
Miraca Holdings, Inc.	500	21,547
Patterson Cos., Inc.	712	34,247
Quest Diagnostics, Inc.	1,225	82,149
Ramsay Health Care Ltd.	1,141	52,909
Ryman Healthcare Ltd.	3,030	20,115
Sinopharm Group Co., Ltd., Class H	708,000	2,491,987
Sonic Healthcare Ltd.	3,210	48,206
Suzuken Co., Ltd.	600	16,582
Tenet Healthcare Corp.*	844	42,766
UnitedHealth Group, Inc.	8,204	829,342
Universal Health Services, Inc., Class B	777	86,449

		6,586,254

Health Care Technology (0.0%)
Cerner Corp.*	2,584	167,082
M3, Inc.	1,800	29,932

		197,014

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	2,835	$116,065
Lonza Group AG (Registered)*	443	49,925
PerkinElmer, Inc.	988	43,205
QIAGEN N.V.*	98,392	2,304,157
Thermo Fisher Scientific, Inc.	3,420	428,492
Waters Corp.*	706	79,580

		3,021,424

Pharmaceuticals (9.0%)
AbbVie, Inc.	13,620	891,293
Actavis plc*	36,940	9,508,725
Allergan, Inc.	2,547	541,467
Astellas Pharma, Inc.	18,100	251,909
AstraZeneca plc	10,644	748,759
Bayer AG (Registered)	37,985	5,192,906
Bristol-Myers Squibb Co.	14,180	837,045
Chugai Pharmaceutical Co., Ltd.	1,900	46,705
Daiichi Sankyo Co., Ltd.	5,300	74,097
Eisai Co., Ltd.	2,100	81,370
Eli Lilly & Co.	8,377	577,929
GlaxoSmithKline plc	303,901	6,501,973
Hisamitsu Pharmaceutical Co., Inc.	500	15,697
Hospira, Inc.*	1,465	89,731
Johnson & Johnson	23,926	2,501,942
Kyowa Hakko Kirin Co., Ltd.	2,000	18,826
Mallinckrodt plc*	995	98,535
Merck & Co., Inc.	115,558	6,562,539
Merck KGaA	35,916	3,407,191
Mitsubishi Tanabe Pharma Corp.	1,900	27,843
Mylan, Inc.*	3,186	179,595
Novartis AG (Registered)	66,392	6,105,905
Novo Nordisk A/S, Class B	16,806	711,089
Ono Pharmaceutical Co., Ltd.	700	62,028
Orion Oyj, Class B	845	26,232
Otsuka Holdings Co., Ltd.	3,300	98,973
Perrigo Co. plc	1,204	201,261
Pfizer, Inc.	290,355	9,044,558
Roche Holding AG	33,574	9,099,913
Sanofi S.A.	93,568	8,527,405
Santen Pharmaceutical Co., Ltd.	600	32,109
Shionogi & Co., Ltd.	2,600	67,354
Shire plc	4,983	352,563
Sumitomo Dainippon Pharma Co., Ltd.	1,300	12,636
Taisho Pharmaceutical Holdings Co., Ltd.	200	12,201
Takeda Pharmaceutical Co., Ltd.	6,600	273,871
Teva Pharmaceutical Industries Ltd.	7,254	416,773
Teva Pharmaceutical Industries Ltd. (ADR)	116,978	6,727,405
UCB S.A.	1,068	81,051
Zoetis, Inc.	4,288	184,513

		80,193,917

Total Health Care		116,183,040

Industrials (7.9%)
Aerospace & Defense (1.1%)
Airbus Group N.V.	4,972	246,945
BAE Systems plc	372,858	2,721,874

Boeing Co.	5,667	$736,597
Cobham plc	9,341	46,839
Embraer S.A. (ADR)	53,850	1,984,911
Finmeccanica S.p.A.*	3,241	30,093
General Dynamics Corp.	2,686	369,647
Honeywell International, Inc.	6,692	668,665
L-3 Communications Holdings, Inc.	726	91,628
Lockheed Martin Corp.	2,295	441,948
Meggitt plc	6,935	55,434
Northrop Grumman Corp.	1,727	254,543
Precision Castparts Corp.	1,220	293,874
Raytheon Co.	2,641	285,677
Rockwell Collins, Inc.	1,147	96,899
Rolls-Royce Holdings plc*	15,927	214,554
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	1,433,430	2,234
Safran S.A.	2,296	141,316
Singapore Technologies Engineering Ltd.	12,000	30,722
Textron, Inc.	2,368	99,716
Thales S.A.	788	42,517
United Technologies Corp.	7,255	834,325
Zodiac Aerospace	1,619	54,637

		9,745,595

Air Freight & Logistics (1.2%)
Bollore S.A.	4,700	21,331
C.H. Robinson Worldwide, Inc.	1,241	92,939
Deutsche Post AG (Registered)	8,198	268,227
Expeditors International of Washington, Inc.	1,666	74,320
FedEx Corp.	15,157	2,632,165
Royal Mail plc	5,437	36,204
TNT Express N.V.	479,196	3,183,707
Toll Holdings Ltd.	5,996	28,539
United Parcel Service, Inc., Class B	35,568	3,954,095
Yamato Holdings Co., Ltd.	3,000	59,071

		10,350,598

Airlines (0.5%)
ANA Holdings, Inc.	9,000	22,152
Cathay Pacific Airways Ltd.	10,000	21,760
Delta Air Lines, Inc.	7,159	352,151
Deutsche Lufthansa AG (Registered)	200,923	3,364,812
easyJet plc	1,354	34,949
International Consolidated Airlines Group S.A.*	8,785	65,026
Japan Airlines Co., Ltd.	1,030	30,087
Qantas Airways Ltd.*	5,168	10,021
Singapore Airlines Ltd.	4,000	34,972
Southwest Airlines Co.	5,820	246,302

		4,182,232

Building Products (0.5%)
Allegion plc	820	45,477
Asahi Glass Co., Ltd.	8,000	39,065
Assa Abloy AB, Class B	2,866	151,459
Cie de Saint-Gobain	87,768	3,694,969
Daikin Industries Ltd.	2,000	128,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Geberit AG (Registered)	306	$103,989
LIXIL Group Corp.	2,200	46,526
Masco Corp.	3,059	77,087
TOTO Ltd.	2,000	23,262

		4,310,829

Commercial Services & Supplies (0.4%)
ADT Corp.	33,828	1,225,588
Aggreko plc	2,198	51,210
Babcock International Group plc	2,158	35,307
Brambles Ltd.	12,898	111,076
Cintas Corp.	821	64,399
Dai Nippon Printing Co., Ltd.	5,000	45,126
Edenred	1,736	48,204
G4S plc	13,418	57,745
ISS A/S*	660	19,001
Park24 Co., Ltd.	800	11,781
Pitney Bowes, Inc.	1,757	42,818
Republic Services, Inc.	2,146	86,377
Secom Co., Ltd.	1,800	103,414
Securitas AB, Class B	2,559	31,005
Serco Group plc	538,232	1,338,486
Societe BIC S.A.	248	32,913
Stericycle, Inc.*	726	95,164
Toppan Printing Co., Ltd.	5,000	32,550
Tyco International plc	3,577	156,887
Waste Management, Inc.	3,640	186,805

		3,775,856

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios S.A.	1,501	51,972
Boskalis Westminster N.V.	629	34,388
Bouygues S.A.	1,436	51,818
Chiyoda Corp.	1,000	8,225
Ferrovial S.A.	3,528	69,514
Fluor Corp.	1,327	80,456
Jacobs Engineering Group, Inc.*	1,097	49,025
JGC Corp.	2,000	41,218
Kajima Corp.	7,000	28,930
Leighton Holdings Ltd.	800	14,556
Obayashi Corp.	5,000	32,135
OCI N.V.*	646	22,420
Quanta Services, Inc.*	1,845	52,380
Shimizu Corp.	5,000	34,046
Skanska AB, Class B	3,287	70,272
Taisei Corp.	9,000	51,230
Vinci S.A.	4,070	222,713

		915,298

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	18,570	392,787
Alstom S.A.*	1,782	57,485
AMETEK, Inc.	2,098	110,418
Eaton Corp. plc	4,054	275,510
Emerson Electric Co.	5,933	366,244
Fuji Electric Co., Ltd.	4,000	15,957
Legrand S.A.	2,241	117,314
Mabuchi Motor Co., Ltd.	400	15,763
Mitsubishi Electric Corp.	16,000	190,496
Nidec Corp.	1,800	116,752

OSRAM Licht AG*	769	$30,300
Prysmian S.p.A.	1,760	32,034
Rockwell Automation, Inc.	1,153	128,214
Schneider Electric SE	4,407	320,221
Vestas Wind Systems A/S*	1,904	68,781

		2,238,276

Industrial Conglomerates (1.1%)
3M Co.	5,478	900,145
Danaher Corp.	5,227	448,006
General Electric Co.	85,842	2,169,227
Hutchison Whampoa Ltd.	18,000	206,075
Keihan Electric Railway Co., Ltd.	4,000	21,364
Keppel Corp., Ltd.	12,300	82,074
Koninklijke Philips N.V.	74,175	2,153,683
NWS Holdings Ltd.	13,688	25,103
Roper Industries, Inc.	864	135,086
Seibu Holdings, Inc.	1,000	20,402
Sembcorp Industries Ltd.	7,000	23,474
Siemens AG (Registered)	31,725	3,597,939
Smiths Group plc	3,398	57,511
Toshiba Corp.	33,000	139,735

		9,979,824

Machinery (1.8%)
Alfa Laval AB	2,687	50,835
Amada Co., Ltd.	3,000	25,722
Andritz AG	644	35,392
Atlas Copco AB, Class A	5,632	156,779
Atlas Copco AB, Class B	3,370	86,352
Caterpillar, Inc.	5,175	473,668
China CNR Corp. Ltd., Class H*§	2,226,700	3,193,040
CNH Industrial N.V.	7,967	64,225
CSR Corp. Ltd., Class H	2,054,300	2,765,682
Cummins, Inc.	1,453	209,479
Deere & Co.	3,070	271,603
Dover Corp.	1,413	101,340
FANUC Corp.	1,600	264,062
Flowserve Corp.	1,156	69,163
GEA Group AG	1,509	66,814
Hino Motors Ltd.	2,400	31,397
Hitachi Construction Machinery Co., Ltd.	900	19,082
IHI Corp.	11,000	55,851
Illinois Tool Works, Inc.	3,074	291,108
IMI plc	2,235	43,753
Ingersoll-Rand plc	2,278	144,402
Joy Global, Inc.	846	39,356
JTEKT Corp.	1,500	25,405
Kawasaki Heavy Industries Ltd.	12,000	54,800
Komatsu Ltd.	7,800	172,922
Kone Oyj, Class B	2,692	122,266
Kubota Corp.	10,000	145,213
Kurita Water Industries Ltd.	900	18,802
Makita Corp.	1,000	45,244
MAN SE	301	33,570
Melrose Industries plc	8,799	36,205
Metso Oyj	947	28,245
Minebea Co., Ltd.	2,000	29,274
Mitsubishi Heavy Industries Ltd.	26,000	143,758
Nabtesco Corp.	900	21,606
NGK Insulators Ltd.	2,000	41,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NSK Ltd.	4,000	$47,374
PACCAR, Inc.	3,036	206,478
Pall Corp.	908	91,899
Parker-Hannifin Corp.	1,273	164,153
Pentair plc	1,596	106,006
Sandvik AB	9,105	88,653
Schindler Holding AG	382	55,120
Schindler Holding AG (Registered)	164	23,522
Sembcorp Marine Ltd.	7,000	17,243
SKF AB, Class B	3,389	71,294
SMC Corp.	500	130,204
Snap-on, Inc.	500	68,370
Stanley Black & Decker, Inc.	28,491	2,737,415
Sulzer AG (Registered)	207	21,991
Sumitomo Heavy Industries Ltd.	5,000	26,870
THK Co., Ltd.	800	19,315
Vallourec S.A.	892	24,358
Volvo AB, Class B	12,963	139,998
Wartsila Oyj Abp	1,246	55,913
Weichai Power Co., Ltd., Class H	655,000	2,749,069
Weir Group plc	1,827	52,292
Xylem, Inc.	1,582	60,227
Yangzijiang Shipbuilding Holdings Ltd.	13,735	12,474
Zardoya Otis S.A.	1,527	16,898

		16,364,742

Marine (0.0%)
A. P. Moller - Maersk A/S, Class A	32	61,227
A. P. Moller - Maersk A/S, Class B	60	119,263
Kuehne + Nagel International AG (Registered)	472	64,160
Mitsui O.S.K. Lines Ltd.	8,000	23,763
Nippon Yusen KK	14,000	39,598

		308,011

Professional Services (0.1%)
Adecco S.A. (Registered)*	1,449	99,262
ALS Ltd.	3,164	13,691
Bureau Veritas S.A.	1,896	41,867
Capita plc	5,672	95,058
Dun & Bradstreet Corp.	307	37,135
Equifax, Inc.	1,024	82,811
Experian plc	8,419	142,009
Intertek Group plc	1,388	50,313
Nielsen N.V.	2,771	123,947
Randstad Holding N.V.	1,056	50,785
Recruit Holdings Co., Ltd.*	1,200	33,974
Robert Half International, Inc.	1,167	68,130
Seek Ltd.	2,741	38,253
SGS S.A. (Registered)	45	91,752

		968,987

Road & Rail (0.3%)
Asciano Ltd.	8,573	41,974
Aurizon Holdings Ltd.	18,439	69,085
Central Japan Railway Co.	1,200	180,026
ComfortDelGro Corp., Ltd.	16,000	31,324
CSX Corp.	8,523	308,788

DSV A/S	1,488	$45,203
East Japan Railway Co.	2,797	209,553
Hankyu Hanshin Holdings, Inc.	10,000	53,800
Kansas City Southern	948	115,684
Keikyu Corp.	4,000	29,625
Keio Corp.	5,000	35,884
Keisei Electric Railway Co., Ltd.	2,000	24,389
Kintetsu Corp.	14,000	46,176
MTR Corp., Ltd.	12,000	49,011
Nagoya Railroad Co., Ltd.	7,000	26,063
Nippon Express Co., Ltd.	7,000	35,601
Norfolk Southern Corp.	2,649	290,357
Odakyu Electric Railway Co., Ltd.	5,000	44,369
Ryder System, Inc.	457	42,432
Tobu Railway Co., Ltd.	9,000	38,461
Tokyu Corp.	9,000	55,834
Union Pacific Corp.	7,600	905,388
West Japan Railway Co.	1,300	61,602

		2,740,629

Trading Companies & Distributors (0.4%)
Ashtead Group plc	4,025	71,159
Brenntag AG	1,269	71,406
Bunzl plc	2,868	78,181
Fastenal Co.	2,341	111,338
ITOCHU Corp.	12,500	133,646
Marubeni Corp.	14,000	83,920
Mitsubishi Corp.	11,600	212,742
Mitsui & Co., Ltd.	14,200	189,828
Noble Group Ltd.	2,309,218	1,982,436
Rexel S.A.	2,304	41,142
Sumitomo Corp.	9,400	96,547
Toyota Tsusho Corp.	1,700	39,291
Travis Perkins plc	2,092	60,229
United Rentals, Inc.*	854	87,117
W.W. Grainger, Inc.	519	132,288
Wolseley plc	2,278	129,683

		3,520,953

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	3,356	66,301
Aeroports de Paris S.A.	268	32,483
Atlantia S.p.A.	3,517	81,688
Auckland International Airport Ltd.	8,505	27,991
Fraport AG Frankfurt Airport Services Worldwide	328	19,002
Groupe Eurotunnel S.A. (Registered)	3,934	50,782
Hutchison Port Holdings Trust, Class U	46,000	31,699
Kamigumi Co., Ltd.	2,000	17,787
Mitsubishi Logistics Corp.	1,000	14,458
Sydney Airport	9,608	36,723
Transurban Group	14,945	104,474

		483,388

Total Industrials		69,885,218

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (8.9%)
Communications Equipment (1.0%)
Alcatel-Lucent*	23,496	$83,415
Cisco Systems, Inc.	187,873	5,225,688
F5 Networks, Inc.*	630	82,193
Harris Corp.	904	64,925
Juniper Networks, Inc.	3,290	73,433
Motorola Solutions, Inc.	1,810	121,415
Nokia Oyj	31,767	250,023
QUALCOMM, Inc.	14,211	1,056,304
Telefonaktiebolaget LM Ericsson, Class B	169,863	2,057,200

		9,014,596

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	2,645	142,327
Citizen Holdings Co., Ltd.	2,400	18,464
Corning, Inc.	10,977	251,703
FLIR Systems, Inc.	1,224	39,547
Hamamatsu Photonics KK	600	28,671
Hexagon AB, Class B	2,207	68,251
Hirose Electric Co., Ltd.	300	34,925
Hitachi High-Technologies Corp.	600	17,312
Hitachi Ltd.	40,400	295,617
Hoya Corp.	3,600	120,532
Ibiden Co., Ltd.	1,000	14,696
Japan Display, Inc.*	3,200	9,788
Keyence Corp.	340	150,599
Knowles Corp.*	136,140	3,206,097
Kyocera Corp.	2,700	123,751
Murata Manufacturing Co., Ltd.	1,700	185,697
Nippon Electric Glass Co., Ltd.	4,000	18,032
Omron Corp.	1,700	76,195
Shimadzu Corp.	2,000	20,354
TDK Corp.	1,000	58,920
TE Connectivity Ltd.	3,459	218,782
Yaskawa Electric Corp.	2,000	25,582
Yokogawa Electric Corp.	1,700	18,713

		5,144,555

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	1,533	96,518
eBay, Inc.*	9,665	542,400
Facebook, Inc., Class A*	17,874	1,394,530
Google, Inc., Class A*	2,437	1,293,218
Google, Inc., Class C*	2,435	1,281,784
Kakaku.com, Inc.	1,300	18,690
Mixi, Inc.	300	11,196
United Internet AG (Registered)	1,021	46,300
VeriSign, Inc.*	919	52,383
Yahoo! Japan Corp.	12,600	45,466
Yahoo!, Inc.*	7,531	380,391

		5,162,876

IT Services (0.6%)
Accenture plc, Class A	5,367	479,327
Alliance Data Systems Corp.*	544	155,611
Amadeus IT Holding S.A., Class A	3,489	138,643
AtoS	672	53,177
Automatic Data Processing, Inc.	4,122	343,651
Cap Gemini S.A.	1,201	85,545

Cognizant Technology Solutions Corp., Class A*	5,224	$275,096
Computer Sciences Corp.	1,201	75,723
Computershare Ltd.	3,755	35,912
Fidelity National Information Services, Inc.	2,430	151,146
Fiserv, Inc.*	2,085	147,972
Fujitsu Ltd.	16,000	85,230
International Business Machines Corp.	7,867	1,262,182
ITOCHU Techno-Solutions Corp.	200	7,087
MasterCard, Inc., Class A	8,370	721,159
Nomura Research Institute Ltd.	1,000	30,706
NTT Data Corp.	1,100	41,120
Otsuka Corp.	300	9,494
Paychex, Inc.	2,787	128,676
Teradata Corp.*	1,301	56,828
Total System Services, Inc.	1,413	47,985
Visa, Inc., Class A	4,175	1,094,685
Western Union Co.	4,411	79,001
Xerox Corp.	9,113	126,306

		5,632,262

Semiconductors & Semiconductor Equipment (1.3%)
Advantest Corp.	1,200	14,951
Altera Corp.	2,596	95,896
Analog Devices, Inc.	2,672	148,349
Applied Materials, Inc.	211,776	5,277,458
ARM Holdings plc	11,897	183,193
ASM Pacific Technology Ltd.	2,200	20,916
ASML Holding N.V.	3,018	323,338
Avago Technologies Ltd.	2,163	217,576
Broadcom Corp., Class A	4,621	200,228
First Solar, Inc.*	641	28,585
Infineon Technologies AG	9,390	100,671
Intel Corp.	41,328	1,499,793
KLA-Tencor Corp.	1,395	98,096
Lam Research Corp.	1,359	107,823
Linear Technology Corp.	2,038	92,933
Microchip Technology, Inc.	1,713	77,273
Micron Technology, Inc.*	9,178	321,322
NVIDIA Corp.	4,375	87,719
Rohm Co., Ltd.	800	48,535
STMicroelectronics N.V.	5,519	41,159
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	88,622	1,983,360
Texas Instruments, Inc.	9,029	482,736
Tokyo Electron Ltd.	1,400	106,242
Xilinx, Inc.	2,272	98,355

		11,656,507

Software (2.4%)
Adobe Systems, Inc.*	4,051	294,508
Autodesk, Inc.*	1,960	117,717
CA, Inc.	2,728	83,068
Citrix Systems, Inc.*	1,391	88,746
COLOPL, Inc.	300	6,715
Dassault Systemes S.A.	1,056	64,266
Electronic Arts, Inc.*	2,645	124,355
Gemalto N.V.	684	55,873
GungHo Online Entertainment, Inc.	3,900	14,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Intuit, Inc.	2,442	$225,128
Konami Corp.	800	14,751
Microsoft Corp.	265,580	12,336,191
Nexon Co., Ltd.	1,000	9,324
NICE-Systems Ltd.	523	26,475
Nintendo Co., Ltd.	900	93,799
Oracle Corp.	84,472	3,798,706
Oracle Corp. Japan	300	12,223
Red Hat, Inc.*	1,602	110,762
Sage Group plc	9,057	65,313
Salesforce.com, Inc.*	5,018	297,617
SAP SE	44,490	3,145,687
Symantec Corp.	5,866	150,492
Trend Micro, Inc.	900	24,624

		21,160,557

Technology Hardware, Storage & Peripherals (2.4%)
Apple, Inc.	50,131	5,533,460
Brother Industries Ltd.	2,000	36,285
Canon, Inc.	9,500	301,738
EMC Corp.	17,397	517,387
Fujifilm Holdings Corp.	3,900	117,697
Hewlett-Packard Co.	81,505	3,270,796
Konica Minolta, Inc.	310,100	3,344,916
NEC Corp.	22,000	64,137
NetApp, Inc.	2,664	110,423
Ricoh Co., Ltd.	6,100	61,967
Samsung Electronics Co., Ltd. (Korea Stock Exchange) (GDR) (m)	1,900	1,146,932
Samsung Electronics Co., Ltd. (London Stock Exchange) (GDR)	9,470	5,691,525
SanDisk Corp.	1,883	184,496
Seagate Technology plc	2,789	185,468
Seiko Epson Corp.	1,100	46,204
Western Digital Corp.	1,872	207,230

		20,820,661

Total Information Technology		78,592,014

Materials (4.0%)
Chemicals (1.8%)
Air Liquide S.A.	2,885	355,976
Air Products and Chemicals, Inc.	1,645	237,258
Air Water, Inc.	1,000	15,853
Airgas, Inc.	569	65,538
Akzo Nobel N.V.	68,661	4,761,274
Arkema S.A.	542	35,943
Asahi Kasei Corp.	10,000	91,644
BASF SE	7,756	655,643
CF Industries Holdings, Inc.	422	115,012
Croda International plc	1,172	48,291
Daicel Corp.	2,000	23,417
Dow Chemical Co.	52,859	2,410,899
E.I. du Pont de Nemours & Co.	7,744	572,591
Eastman Chemical Co.	1,270	96,342
Ecolab, Inc.	2,310	241,441
EMS-Chemie Holding AG (Registered)	70	28,420
FMC Corp.	1,144	65,242
Fuchs Petrolub SE (Preference) (q)	606	24,406

Givaudan S.A. (Registered)*	78	$139,469
Hitachi Chemical Co., Ltd.	900	15,943
Incitec Pivot Ltd.	14,098	36,456
International Flavors & Fragrances, Inc.	687	69,634
Israel Chemicals Ltd.	3,844	27,727
Israel Corp., Ltd.*	20	9,506
Johnson Matthey plc	1,771	92,843
JSR Corp.	1,600	27,475
K+S AG (Registered)	1,488	41,320
Kaneka Corp.	2,000	10,754
Kansai Paint Co., Ltd.	2,000	30,909
Koninklijke DSM N.V.	1,496	90,967
Kuraray Co., Ltd.	3,000	34,203
Lanxess AG	790	36,753
Linde AG	1,573	293,396
LyondellBasell Industries N.V., Class A	24,342	1,932,511
Mitsubishi Chemical Holdings Corp.	10,700	52,106
Mitsubishi Gas Chemical Co., Inc.	3,000	15,070
Mitsui Chemicals, Inc.	7,000	19,883
Monsanto Co.	4,139	494,486
Mosaic Co.	2,705	123,483
Nippon Paint Holdings Co., Ltd.	2,000	58,051
Nitto Denko Corp.	1,300	72,701
Novozymes A/S, Class B	2,070	86,849
Orica Ltd.	3,157	48,383
PPG Industries, Inc.	1,172	270,908
Praxair, Inc.	2,492	322,864
Sherwin-Williams Co.	697	183,339
Shin-Etsu Chemical Co., Ltd.	3,500	227,700
Sigma-Aldrich Corp.	1,019	139,878
Sika AG	17	49,861
Solvay S.A.	484	65,384
Sumitomo Chemical Co., Ltd.	13,000	51,470
Symrise AG	981	59,492
Syngenta AG (Registered)	789	253,348
Taiyo Nippon Sanso Corp.	1,000	11,035
Teijin Ltd.	8,000	21,305
Toray Industries, Inc.	12,000	96,108
Umicore S.A.	885	35,645
Yara International ASA	1,501	67,127

		15,561,532

Construction Materials (1.0%)
Boral Ltd.	6,433	27,594
CRH plc	257,428	6,193,534
Fletcher Building Ltd.	5,870	37,861
HeidelbergCement AG	31,043	2,208,346
Holcim Ltd. (Registered)*	1,918	136,197
Imerys S.A.	258	19,026
James Hardie Industries plc (CDI)	3,754	39,972
Lafarge S.A.	1,554	109,066
Martin Marietta Materials, Inc.	532	58,690
Taiheiyo Cement Corp.	10,000	31,467
Vulcan Materials Co.	1,140	74,932

		8,936,685

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Containers & Packaging (0.3%)
Amcor Ltd.	9,916	$109,121
Avery Dennison Corp.	779	40,414
Ball Corp.	1,157	78,873
MeadWestvaco Corp.	1,425	63,256
Owens-Illinois, Inc.*	1,413	38,137
Rexam plc	292,099	2,053,541
Sealed Air Corp.	1,808	76,713
Toyo Seikan Group Holdings Ltd.	1,300	16,037

		2,476,092

Metals & Mining (0.9%)
Alcoa, Inc.	10,108	159,605
Allegheny Technologies, Inc.	944	32,823
Alumina Ltd.*	22,810	33,055
Anglo American plc	11,707	216,602
Antofagasta plc	3,407	39,556
ArcelorMittal S.A.	8,368	90,636
BHP Billiton Ltd.	27,139	643,970
BHP Billiton plc	17,833	381,444
Boliden AB	2,373	37,809
Fortescue Metals Group Ltd.	13,097	28,862
Freeport-McMoRan, Inc.	8,857	206,900
Fresnillo plc	1,917	22,749
Glencore plc*	89,803	413,340
Hitachi Metals Ltd.	2,000	34,059
Iluka Resources Ltd.	3,619	17,397
JFE Holdings, Inc.	4,200	93,486
Kobe Steel Ltd.	26,000	44,976
Maruichi Steel Tube Ltd.	300	6,391
Mitsubishi Materials Corp.	9,000	29,918
MMC Norilsk Nickel OJSC (ADR)	127,634	1,763,915
Newcrest Mining Ltd.*	6,608	58,842
Newmont Mining Corp.	4,247	80,268
Nippon Steel & Sumitomo Metal Corp.	65,050	161,436
Norsk Hydro ASA	11,248	63,263
Nucor Corp.	2,714	133,122
POSCO (ADR)	39,545	2,523,366
Randgold Resources Ltd.	754	51,016
Rio Tinto Ltd.	3,685	172,853
Rio Tinto plc	10,755	495,510
Sumitomo Metal Mining Co., Ltd.	4,000	59,687
ThyssenKrupp AG*	3,817	98,175
Voestalpine AG	913	35,991
Yamato Kogyo Co., Ltd.	300	8,435

		8,239,457

Paper & Forest Products (0.0%)
International Paper Co.	3,629	194,442
Oji Holdings Corp.	7,000	25,120
Stora Enso Oyj, Class R	4,771	42,467
UPM-Kymmene Oyj	4,540	74,550

		336,579

Total Materials		35,550,345

Telecommunication Services (3.3%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	44,340	1,489,381
Belgacom S.A.	1,296	46,928

Bezeq Israeli Telecommunication Corp., Ltd.	15,630	$27,788
BT Group plc	67,897	421,475
CenturyLink, Inc.	4,891	193,586
Deutsche Telekom AG (Registered)	26,394	423,050
Elisa Oyj	1,238	33,694
Frontier Communications Corp.	8,618	57,482
HKT Trust & HKT Ltd.	22,420	29,171
Iliad S.A.	220	52,848
Inmarsat plc	3,460	42,878
Koninklijke KPN N.V.	27,540	86,828
Level 3 Communications, Inc.*	2,406	118,808
Nippon Telegraph & Telephone Corp.	3,128	160,961
Orange S.A.	15,654	266,216
PCCW Ltd.	31,000	21,118
Singapore Telecommunications Ltd.	1,254,350	3,681,979
Spark New Zealand Ltd.	14,434	34,972
Swisscom AG (Registered)	193	101,344
TDC A/S	6,918	52,720
Telecom Italia S.p.A.*	86,589	91,829
Telecom Italia S.p.A. (RNC)	52,198	43,629
Telefonica Deutschland Holding AG*	4,770	25,474
Telefonica S.A.	273,712	3,915,166
Telenor ASA	111,802	2,254,304
TeliaSonera AB	20,338	130,793
Telstra Corp., Ltd.	36,568	177,582
TPG Telecom Ltd.	2,350	12,827
Verizon Communications, Inc. (BATS Europe Exchange)	35,473	1,659,427
Verizon Communications, Inc. (London Stock Exchange)	45,090	2,100,677
Vivendi S.A.*	100,361	2,503,521
Windstream Holdings, Inc.	5,117	42,164

		20,300,620

Wireless Telecommunication Services (1.0%)
China Mobile Ltd.	205,000	2,408,264
KDDI Corp.	4,900	306,594
Millicom International Cellular S.A. (SDR)	543	40,383
Mobile TeleSystems OJSC (ADR)	122,449	879,184
NTT DOCOMO, Inc.	12,800	187,368
SoftBank Corp.	8,100	482,049
StarHub Ltd.	4,919	15,404
Tele2 AB, Class B	2,756	33,365
Vodafone Group plc	1,416,715	4,854,318

		9,206,929

Total Telecommunication Services		29,507,549

Utilities (1.0%)
Electric Utilities (0.5%)
American Electric Power Co., Inc.	4,177	253,627
AusNet Services	14,553	15,722
Cheung Kong Infrastructure Holdings Ltd.	5,000	36,848

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Chubu Electric Power Co., Inc.*	5,600	$65,881
Chugoku Electric Power Co., Inc.	2,600	34,049
CLP Holdings Ltd.	15,500	134,203
Contact Energy Ltd.	3,230	16,075
Duke Energy Corp.	6,047	505,167
Edison International	2,778	181,903
EDP – Energias de Portugal S.A.	19,730	76,304
Electricite de France S.A.	2,079	57,087
Enel S.p.A.	55,749	249,267
Entergy Corp.	1,550	135,594
Exelon Corp.	7,349	272,501
FirstEnergy Corp.	3,616	140,988
Fortum Oyj	3,844	83,067
Hokuriku Electric Power Co.	1,500	19,156
Iberdrola S.A.	43,216	290,765
Kansai Electric Power Co., Inc.*	6,000	57,082
Kyushu Electric Power Co., Inc.*	3,700	37,056
Mighty River Power Ltd.	4,413	10,237
NextEra Energy, Inc.	3,732	396,674
Northeast Utilities	2,701	144,558
Pepco Holdings, Inc.	2,174	58,546
Pinnacle West Capital Corp.	941	64,280
Power Assets Holdings Ltd.	12,000	115,927
PPL Corp.	5,714	207,590
Red Electrica Corporacion S.A.	937	82,256
Shikoku Electric Power Co., Inc.*	1,500	18,184
Southern Co.	7,693	377,803
SSE plc	8,119	203,825
Terna Rete Elettrica Nazionale S.p.A.	12,874	58,320
Tohoku Electric Power Co., Inc.	3,900	45,304
Tokyo Electric Power Co., Inc.*	12,500	50,936
Xcel Energy, Inc.	4,301	154,492

		4,651,274

Gas Utilities (0.1%)
AGL Resources, Inc.	1,016	55,382
APA Group	9,416	57,332
Enagas S.A.	1,556	49,252
Gas Natural SDG S.A.	3,008	75,672
Hong Kong & China Gas Co., Ltd.	52,382	119,277
Osaka Gas Co., Ltd.	16,000	59,802
Snam S.p.A.	17,327	85,476
Toho Gas Co., Ltd.	3,000	14,702
Tokyo Gas Co., Ltd.	20,000	107,923

		624,818

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	5,675	78,145
Electric Power Development Co., Ltd.	1,000	33,848
Enel Green Power S.p.A.	15,107	31,387
Meridian Energy Ltd.	8,014	10,987
NRG Energy, Inc.	2,868	77,293

		231,660

Multi-Utilities (0.4%)
AGL Energy Ltd.*	5,616	61,052
Ameren Corp.	2,093	96,550
CenterPoint Energy, Inc.	3,703	86,761
Centrica plc	42,905	184,661

CMS Energy Corp.	2,365	$82,184
Consolidated Edison, Inc.	2,499	164,959
Dominion Resources, Inc.	4,992	383,885
DTE Energy Co.	1,513	130,678
E.ON SE	16,960	291,237
GDF Suez S.A.	12,269	286,546
Integrys Energy Group, Inc.	677	52,704
National Grid plc	31,390	447,490
NiSource, Inc.	2,708	114,873
PG&E Corp.	4,063	216,314
Public Service Enterprise Group, Inc.	4,311	178,519
RWE AG	4,102	128,425
SCANA Corp.	1,227	74,111
Sempra Energy	1,987	221,272
Suez Environnement Co. S.A.	2,316	40,148
TECO Energy, Inc.	1,994	40,857
Veolia Environnement S.A.	3,517	62,457
Wisconsin Energy Corp.	1,931	101,841

		3,447,524

Water Utilities (0.0%)
Severn Trent plc	2,063	63,963
United Utilities Group plc	5,581	79,088

		143,051

Total Utilities		9,098,327

Total Common Stocks (78.5%) (Cost $526,579,412)		696,979,465

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol S.A., expiring 1/8/15*	8,596	4,754

Total Energy		4,754

Financials (0.0%)
Banks (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	49,805	4,761

Total Financials		4,761

Total Rights (0.0%) (Cost $—)		9,515

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Time Deposit (1.0%)
Bank of Montreal/Illinois 0.03%, 1/2/15(p)	$9,000,000	9,000,000

Total Time Deposits		9,000,000

Total Short-Term Investments (1.0%) (Cost $9,000,000)		9,000,000

Total Investments (79.5%) (Cost $535,579,412)		705,988,980
Other Assets Less Liabilities (20.5%)		182,155,703

Net Assets (100%)		$888,144,683

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $5,219,425 or 0.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
†	Security (totaling $2,234 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $5,691,525 or 0.6% of net assets.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
GDR	— Global Depositary Receipt
NVDR	— Non-Voting Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Country Diversification As a Percentage of Total Net Assets
Australia	0.9%
Austria	0.0	#
Belgium	0.2
Bermuda	0.0	#
Brazil	0.2
Canada	0.4%
China	2.0
Denmark	0.2
Finland	0.1
France	4.7
Germany	3.9
Hong Kong	1.9
Ireland	0.9
Israel	0.8
Italy	1.4
Japan	4.6
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	3.4
New Zealand	0.0	#
Norway	0.5
Portugal	0.0	#
Russia	0.3
Singapore	0.9
South Africa	0.0	#
South Korea	1.8
Spain	0.8
Sweden	0.8
Switzerland	3.9
Taiwan	0.2
Thailand	0.3
United Kingdom	8.4
United States	36.0
Cash and Other	20.5

	100.0%

#	Percent shown is less than 0.05%.

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$ 424,439	$—	$—	$352,592	$14,581	$—

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	945	March-15	$33,966,177	$35,825,768	$1,859,591
FTSE 100 Index	224	March-15	21,413,873	22,771,769	1,357,896
S&P 500 E-Mini Index	893	March-15	91,189,731	91,639,660	449,929
SPI 200 Index	79	March-15	8,259,633	8,679,495	419,862
TOPIX Index	195	March-15	23,555,914	22,913,884	(642,030)

					$3,445,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/13/15	Credit Suisse	750	$1,168,328	$1,176,667	$(8,339)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	3,500	4,237,789	4,350,586	(112,797)
Japanese Yen vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	200,000	1,670,706	1,688,753	(18,047)

					$(139,183)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$47,411,906	$40,454,202	$—	$87,866,108
Consumer Staples	28,678,141	20,576,415	—	49,254,556
Energy	29,159,098	34,406,884	—	63,565,982
Financials	60,325,844	97,150,482	—	157,476,326
Health Care	64,880,253	51,302,787	—	116,183,040
Industrials	27,545,797	42,337,187	2,234	69,885,218
Information Technology	59,123,038	19,468,976	—	78,592,014
Materials	12,866,882	22,683,463	—	35,550,345
Telecommunication Services	4,440,032	25,067,517	—	29,507,549
Utilities	5,050,051	4,048,276	—	9,098,327
Futures	4,087,278	—	—	4,087,278
Rights
Energy	—	4,754	—	4,754
Financials	—	4,761	—	4,761
Short-Term Investments	—	9,000,000	—	9,000,000

Total Assets	$343,568,320	$366,505,704	$2,234	$710,076,258

Liabilities:
Forward Currency Contracts	$—	$(139,183)	$—	$(139,183)
Futures	(642,030)	—	—	(642,030)

Total Liabilities	$(642,030)	$(139,183)	$—	$(781,213)

Total	$342,926,290	$366,366,521	$2,234	$709,295,045

(a)	A security with a market value of $117,969 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,087,278	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(139,183)
Equity contracts	Payables, Net assets – Unrealized depreciation	(642,030	)*

Total		$(781,213)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(729,145)	$(729,145)
Equity contracts	16,851,181	—	16,851,181

Total	$16,851,181	$(729,145)	$16,122,036

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(90,460)	$(90,460)
Equity contracts	(2,817,225)	—	(2,817,225)

Total	$(2,817,225)	$(90,460)	$(2,907,685)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $7,856,000 and futures contracts with an average notional balance of approximately $180,640,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$8,339	$—	$—	$8,339
HSBC Bank Plc	130,844	—	—	130,844

Total	$139,183	$—	$—	$139,183

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$109,291,896
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$108,447,752

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$230,204,531
Aggregate gross unrealized depreciation	(62,136,915)

Net unrealized appreciation	$168,067,616

Federal income tax cost of investments	$537,921,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $381,559)	$352,592
Unaffiliated Issuers (Cost $535,197,853)	705,636,388
Cash	89,752,339
Foreign cash (Cost $96,280,661)	84,295,521
Cash held as collateral at broker	10,282,000
Dividends, interest and other receivables	1,308,330
Receivable from Separate Accounts for Trust shares sold	185,264
Other assets	36,475

Total assets	891,848,909

LIABILITIES
Due to broker for futures variation margin	2,395,265
Investment management fees payable	528,346
Payable to Separate Accounts for Trust shares redeemed	348,290
Unrealized depreciation on forward foreign currency contracts	139,183
Administrative fees payable	93,828
Distribution fees payable – Class IB	78,653
Trustees’ fees payable	1,616
Distribution fees payable – Class IA	814
Accrued expenses	118,231

Total liabilities	3,704,226

NET ASSETS	$888,144,683

Net assets were comprised of:
Paid in capital	$799,388,826
Accumulated undistributed net investment income (loss)	(790,977)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(72,146,073)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	161,692,907

Net assets	$888,144,683

Class IA
Net asset value, offering and redemption price per share, $3,813,925 / 332,023 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.49

Class IB
Net asset value, offering and redemption price per share, $369,693,994 / 32,179,254 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.49

Class K
Net asset value, offering and redemption price per share, $514,636,764 / 44,811,719 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($14,581 of dividend income received from affiliates) (net of $1,034,619 foreign withholding tax)	$22,849,692
Interest (net of $7 foreign withholding tax)	129,618

Total income	22,979,310

EXPENSES
Investment management fees	6,264,330
Administrative fees	1,191,441
Distribution fees – Class IB	927,404
Custodian fees	167,500
Professional fees	74,671
Printing and mailing expenses	68,144
Trustees’ fees	22,841
Distribution fees – Class IA	9,638
Miscellaneous	73,066

Total expenses	8,799,035

NET INVESTMENT INCOME (LOSS)	14,180,275

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	27,005,038
Futures	16,851,181
Foreign currency transactions	(904,833)

Net realized gain (loss)	42,951,386

Change in unrealized appreciation (depreciation) on:
Investments ($(71,847) of change in unrealized appreciation (depreciation) from affiliates)	(34,820,759)
Futures	(2,817,225)
Foreign currency translations	(9,196,357)

Net change in unrealized appreciation (depreciation)	(46,834,341)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,882,955)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,297,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,180,275	$7,504,037
Net realized gain (loss) on investments, futures and foreign currency transactions	42,951,386	51,704,599
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(46,834,341)	136,058,720

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,297,320	195,267,356

DIVIDENDS :
Dividends from net investment income
Class IA	(54,065)	(27,285)
Class IB	(5,211,062)	(2,568,549)
Class K	(8,592,637)	(5,203,936)

TOTAL DIVIDENDS :	(13,857,764)	(7,799,770)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 64,967 and 115,322 shares, respectively ]	766,646	1,155,613
Capital shares issued in reinvestment of dividends [ 4,691 and 2,439 shares, respectively ]	54,065	27,285
Capital shares repurchased [ (52,473) and (62,529) shares, respectively ]	(613,946)	(647,074)

Total Class IA transactions	206,765	535,824

Class IB
Capital shares sold [ 5,494,983 and 9,662,447 shares, respectively ]	64,894,194	99,790,242
Capital shares issued in reinvestment of dividends [ 452,034 and 229,592 shares, respectively ]	5,211,062	2,568,549
Capital shares repurchased [ (4,647,638) and (4,554,064) shares, respectively ]	(54,407,055)	(46,864,816)

Total Class IB transactions	15,698,201	55,493,975

Class K
Capital shares sold [ 2,672,230 and 1,961,828 shares, respectively ]	31,533,791	19,898,680
Capital shares issued in reinvestment of dividends [ 745,708 and 465,335 shares, respectively ]	8,592,637	5,203,936
Capital shares repurchased [ (5,212,165) and (8,575,595) shares, respectively ]	(60,880,241)	(90,494,222)

Total Class K transactions	(20,753,813)	(65,391,606)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(4,848,847)	(9,361,807)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,409,291)	178,105,779
NET ASSETS:
Beginning of year	896,553,974	718,448,195

End of year (a)	$888,144,683	$896,553,974

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(790,977)	$(485,100)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$11.52	$9.15	$7.76	$8.64		$8.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.08	0.10	0.12		0.11
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.04)	2.37	1.41	(0.83)		0.56

Total from investment operations	0.13	2.45	1.51	(0.71)		0.67

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.12)	(0.17)		(0.14)

Net asset value, end of year	$11.49	$11.52	$9.15	$7.76		$8.64

Total return	1.16%	26.84%	19.40%	(8.11)%		8.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,814	$3,628	$2,374	$1,418		$505,950
Ratio of expenses to average net assets:
After waivers and reimbursements	1.13%	1.16%	1.17%	0.90	%(c)	0.91%
After waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	0.90	%(c)	0.91%
Before waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	0.91%		0.91%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.44%	0.77%	1.16%	1.39%		1.34%
After waivers, reimbursements and fees paid indirectly	1.44%	0.77%	1.16%	1.39%		1.34%
Before waivers, reimbursements and fees paid indirectly	1.44%	0.77%	1.16%	1.38%		1.33%
Portfolio turnover rate^	15%	13%	12%	8%		7%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$11.53	$9.15	$7.76	$8.64		$8.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.08	0.10	0.10		0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.05)	2.38	1.41	(0.83)		0.56

Total from investment operations	0.12	2.46	1.51	(0.73)		0.65

Less distributions:
Dividends from net investment income	(0.16)	(0.08)	(0.12)	(0.15)		(0.12)

Net asset value, end of year	$11.49	$11.53	$9.15	$7.76		$8.64

Total return	1.07%	26.95%	19.40%	(8.35)%		8.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$369,694	$355,915	$233,645	$201,451		$227,308
Ratio of expenses to average net assets:
After waivers and reimbursements	1.13%	1.16%	1.17%	1.15%		1.16%
After waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	1.15%		1.16%
Before waivers, reimbursements and fees paid indirectly	1.13%	1.16%	1.17%	1.16%		1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.44%	0.74%	1.20%	1.18%		1.08%
After waivers, reimbursements and fees paid indirectly	1.44%	0.74%	1.20%	1.18%		1.08%
Before waivers, reimbursements and fees paid indirectly	1.44%	0.74%	1.20%	1.17%		1.08%
Portfolio turnover rate^	15%	13%	12%	8%		7%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$11.52	$9.14	$7.76	$7.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.05)	2.38	1.40	0.02

Total from investment operations	0.15	2.49	1.52	0.06

Less distributions:
Dividends from net investment income	(0.19)	(0.11)	(0.14)	(0.16)

Net asset value, end of period	$11.48	$11.52	$9.14	$7.76

Total return (b)	1.34%	27.30%	19.58%	0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$514,637	$537,011	$482,429	$443,098
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.88%	0.91%	0.92%	0.90%
After waivers, reimbursements and fees paid indirectly (a)	0.88%	0.91%	0.92%	0.90%
Before waivers, reimbursements and fees paid indirectly (a)	0.88%	0.91%	0.92%	0.91	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.69%	1.03%	1.45%	1.54%
After waivers, reimbursements and fees paid indirectly (a)	1.69%	1.03%	1.46%	1.54%
Before waivers, reimbursements and fees paid indirectly (a)	1.69%	1.03%	1.45%	1.54%
Portfolio turnover rate^	15%	13%	12%	8%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	12.57%	13.08%	16.20%
Portfolio – Class IB Shares**	12.53	12.97	15.93
Portfolio – Class K Shares***	12.86	N/A	18.79
S&P 500 Index	13.69	15.45	18.56
VMI – LCC	13.71	14.77	17.61
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.57% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index and the VMI — LCC returned 13.69% and 13.71%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	14.5%
Financials	12.2
Health Care	10.4
Consumer Discretionary	8.9
Industrials	7.7
Consumer Staples	7.2
Energy	6.2
Utilities	2.4
Materials	2.3
Telecommunication Services	1.7
Cash and Other	26.5

100.0%

AXA 500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,055.89	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.36
Class IB
Actual	1,000.00	1,055.68	4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class K
Actual	1,000.00	1,057.44	3.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.18	3.06

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.86%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.9%)
Auto Components (0.3%)
BorgWarner, Inc.	56,817	$3,122,094
Delphi Automotive plc	74,023	5,382,952
Goodyear Tire & Rubber Co.	68,701	1,962,788
Johnson Controls, Inc.	166,521	8,049,625

		18,517,459

Automobiles (0.5%)
Ford Motor Co.	962,092	14,912,426
General Motors Co.	337,353	11,776,993
Harley-Davidson, Inc.	53,575	3,531,129

		30,220,548

Distributors (0.1%)
Genuine Parts Co.	38,208	4,071,827

Diversified Consumer Services (0.0%)
H&R Block, Inc.	68,781	2,316,544

Hotels, Restaurants & Leisure (1.2%)
Carnival Corp.	112,585	5,103,478
Chipotle Mexican Grill, Inc.*	7,752	5,306,322
Darden Restaurants, Inc.	33,156	1,943,936
Marriott International, Inc., Class A	53,135	4,146,124
McDonald’s Corp.	243,274	22,794,774
Royal Caribbean Cruises Ltd.	41,744	3,440,958
Starbucks Corp.	187,045	15,347,042
Starwood Hotels & Resorts Worldwide, Inc.	44,650	3,619,776
Wyndham Worldwide Corp.	30,823	2,643,380
Wynn Resorts Ltd.	20,248	3,012,092
Yum! Brands, Inc.	109,333	7,964,909

		75,322,791

Household Durables (0.3%)
D.R. Horton, Inc.	82,930	2,097,300
Garmin Ltd.	30,101	1,590,236
Harman International Industries, Inc.	17,126	1,827,515
Leggett & Platt, Inc.	34,401	1,465,827
Lennar Corp., Class A	44,634	2,000,049
Mohawk Industries, Inc.*	15,488	2,406,216
Newell Rubbermaid, Inc.	67,793	2,582,235
PulteGroup, Inc.	83,461	1,791,073
Whirlpool Corp.	19,465	3,771,149

		19,531,600

Internet & Catalog Retail (0.9%)
Amazon.com, Inc.*	94,901	29,452,525
Expedia, Inc.	24,682	2,106,856
Netflix, Inc.*	15,059	5,144,305
Priceline Group, Inc.*	13,087	14,921,928
TripAdvisor, Inc.*	27,866	2,080,476

		53,706,090

Leisure Products (0.1%)
Hasbro, Inc.	28,292	1,555,777
Mattel, Inc.	84,693	2,620,825

		4,176,602

Media (2.6%)
Cablevision Systems Corp. – New York Group, Class A	54,717	$1,129,359
CBS Corp. (Non-Voting), Class B	119,204	6,596,749
Comcast Corp., Class A	643,973	37,356,874
DIRECTV*	125,539	10,884,231
Discovery Communications, Inc., Class A*	37,117	1,278,681
Discovery Communications, Inc., Class C*	68,308	2,303,346
Gannett Co., Inc.	56,449	1,802,416
Interpublic Group of Cos., Inc.	104,588	2,172,293
News Corp., Class A*	124,696	1,956,480
Omnicom Group, Inc.	62,049	4,806,936
Scripps Networks Interactive, Inc., Class A	25,375	1,909,976
Time Warner Cable, Inc.	70,113	10,661,383
Time Warner, Inc.	209,601	17,904,117
Twenty-First Century Fox, Inc., Class A	463,521	17,801,524
Viacom, Inc., Class B	92,355	6,949,714
Walt Disney Co.	389,963	36,730,615

		162,244,694

Multiline Retail (0.5%)
Dollar General Corp.*	75,844	5,362,171
Dollar Tree, Inc.*	51,405	3,617,884
Family Dollar Stores, Inc.	24,010	1,901,832
Kohl’s Corp.	50,512	3,083,252
Macy’s, Inc.	86,324	5,675,803
Nordstrom, Inc.	35,203	2,794,766
Target Corp.	159,216	12,086,087

		34,521,795

Specialty Retail (1.8%)
AutoNation, Inc.*	18,684	1,128,700
AutoZone, Inc.*	8,011	4,959,690
Bed Bath & Beyond, Inc.*	46,302	3,526,823
Best Buy Co., Inc.	72,771	2,836,614
CarMax, Inc.*	53,858	3,585,866
GameStop Corp., Class A	27,156	917,873
Gap, Inc.	66,728	2,809,916
Home Depot, Inc.	329,415	34,578,693
L Brands, Inc.	61,453	5,318,757
Lowe’s Cos., Inc.	243,205	16,732,504
O’Reilly Automotive, Inc.*	25,363	4,885,421
PetSmart, Inc.	24,849	2,020,099
Ross Stores, Inc.	52,450	4,943,937
Staples, Inc.	159,984	2,898,910
Tiffany & Co.	28,130	3,005,972
TJX Cos., Inc.	172,213	11,810,368
Tractor Supply Co.	33,993	2,679,328
Urban Outfitters, Inc.*	25,039	879,620

		109,519,091

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	68,886	2,587,358
Fossil Group, Inc.*	11,246	1,245,382
Michael Kors Holdings Ltd.*	51,470	3,865,397
NIKE, Inc., Class B	174,439	16,772,310
PVH Corp.	20,595	2,639,661

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ralph Lauren Corp.	15,127	$2,800,915
Under Armour, Inc., Class A*	41,664	2,828,986
VF Corp.	86,361	6,468,439

		39,208,448

Total Consumer Discretionary		553,357,489

Consumer Staples (7.2%)
Beverages (1.6%)
Brown-Forman Corp., Class B	39,119	3,436,213
Coca-Cola Co.	985,370	41,602,321
Coca-Cola Enterprises, Inc.	55,614	2,459,251
Constellation Brands, Inc., Class A*	41,943	4,117,544
Dr. Pepper Snapple Group, Inc.	48,608	3,484,222
Molson Coors Brewing Co., Class B	39,831	2,968,206
Monster Beverage Corp.*	36,036	3,904,501
PepsiCo, Inc.	374,103	35,375,180

		97,347,438

Food & Staples Retailing (1.8%)
Costco Wholesale Corp.	109,423	15,510,710
CVS Health Corp.	286,562	27,598,786
Kroger Co.	122,753	7,881,970
Safeway, Inc.	57,591	2,022,596
Sysco Corp.	146,948	5,832,366
Walgreens Boots Alliance, Inc.	217,444	16,569,233
Wal-Mart Stores, Inc.	394,778	33,903,535
Whole Foods Market, Inc.	89,959	4,535,733

		113,854,929

Food Products (1.2%)
Archer-Daniels-Midland Co.	160,921	8,367,892
Campbell Soup Co.	44,779	1,970,276
ConAgra Foods, Inc.	106,190	3,852,573
General Mills, Inc.	150,933	8,049,257
Hershey Co.	37,000	3,845,410
Hormel Foods Corp.	33,585	1,749,778
J.M. Smucker Co.	25,450	2,569,941
Kellogg Co.	63,024	4,124,291
Keurig Green Mountain, Inc.	30,372	4,021,101
Kraft Foods Group, Inc.	147,200	9,223,552
McCormick & Co., Inc. (Non-Voting)	32,296	2,399,593
Mead Johnson Nutrition Co.	50,499	5,077,169
Mondelez International, Inc., Class A	419,914	15,253,376
Tyson Foods, Inc., Class A	73,243	2,936,312

		73,440,521

Household Products (1.4%)
Clorox Co.	32,345	3,370,672
Colgate-Palmolive Co.	214,145	14,816,693
Kimberly-Clark Corp.	93,099	10,756,659
Procter & Gamble Co.	675,423	61,524,281

		90,468,305

Personal Products (0.1%)
Avon Products, Inc.	108,724	1,020,918
Estee Lauder Cos., Inc., Class A	55,955	4,263,771

		5,284,689

Tobacco (1.1%)
Altria Group, Inc.	494,039	$24,341,301
Lorillard, Inc.	89,991	5,664,034
Philip Morris International, Inc.	388,362	31,632,085
Reynolds American, Inc.	77,024	4,950,332

		66,587,752

Total Consumer Staples		446,983,634

Energy (6.2%)
Energy Equipment & Services (1.0%)
Baker Hughes, Inc.	108,190	6,066,213
Cameron International Corp.*	49,376	2,466,331
Diamond Offshore Drilling, Inc.	16,748	614,819
Ensco plc, Class A	58,567	1,754,082
FMC Technologies, Inc.*	58,420	2,736,393
Halliburton Co.	211,831	8,331,313
Helmerich & Payne, Inc.	27,060	1,824,385
Nabors Industries Ltd.	72,486	940,868
National Oilwell Varco, Inc.	107,626	7,052,732
Noble Corp. plc	62,949	1,043,065
Schlumberger Ltd.	321,660	27,472,981
Transocean Ltd.	85,113	1,560,121

		61,863,303

Oil, Gas & Consumable Fuels (5.2%)
Anadarko Petroleum Corp.	126,592	10,443,840
Apache Corp.	94,124	5,898,751
Cabot Oil & Gas Corp.	103,272	3,057,884
Chesapeake Energy Corp.	129,676	2,537,759
Chevron Corp.	472,531	53,008,528
Cimarex Energy Co.	21,809	2,311,754
ConocoPhillips Co.	307,680	21,248,381
CONSOL Energy, Inc.	57,536	1,945,292
Denbury Resources, Inc.	88,422	718,871
Devon Energy Corp.	96,123	5,883,689
EOG Resources, Inc.	136,981	12,611,841
EQT Corp.	37,870	2,866,759
Exxon Mobil Corp.	1,058,477	97,856,199
Hess Corp.	63,536	4,690,227
Kinder Morgan, Inc.	424,714	17,969,649
Marathon Oil Corp.	168,697	4,772,438
Marathon Petroleum Corp.	70,050	6,322,713
Murphy Oil Corp.	41,705	2,106,937
Newfield Exploration Co.*	34,301	930,243
Noble Energy, Inc.	90,078	4,272,400
Occidental Petroleum Corp.	193,861	15,627,135
ONEOK, Inc.	52,041	2,591,121
Phillips 66	138,372	9,921,272
Pioneer Natural Resources Co.	37,219	5,540,048
QEP Resources, Inc.	41,507	839,272
Range Resources Corp.	42,168	2,253,880
Southwestern Energy Co.*	88,265	2,408,752
Spectra Energy Corp.	167,723	6,088,345
Tesoro Corp.	31,570	2,347,229
Valero Energy Corp.	130,312	6,450,444
Williams Cos., Inc.	168,152	7,556,751

		323,078,404

Total Energy		384,941,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Financials (12.2%)
Banks (4.5%)
Bank of America Corp.	2,628,697	$47,027,389
BB&T Corp.	180,046	7,001,989
Citigroup, Inc.	757,252	40,974,906
Comerica, Inc.	44,987	2,107,191
Fifth Third Bancorp	206,022	4,197,698
Huntington Bancshares, Inc./Ohio	203,771	2,143,671
JPMorgan Chase & Co.	934,417	58,475,816
KeyCorp	216,624	3,011,073
M&T Bank Corp.	33,023	4,148,349
PNC Financial Services Group, Inc.	131,543	12,000,668
Regions Financial Corp.	344,064	3,633,316
SunTrust Banks, Inc./Georgia	130,369	5,462,461
U.S. Bancorp/Minnesota	447,299	20,106,090
Wells Fargo & Co.	1,180,018	64,688,587
Zions Bancorp	50,725	1,446,170

		276,425,374

Capital Markets (1.7%)
Affiliated Managers Group, Inc.*	13,891	2,948,226
Ameriprise Financial, Inc.	46,134	6,101,221
Bank of New York Mellon Corp.	281,394	11,416,155
BlackRock, Inc.	31,841	11,385,068
Charles Schwab Corp.	287,224	8,671,293
E*TRADE Financial Corp.*	72,191	1,750,993
Franklin Resources, Inc.	97,972	5,424,710
Goldman Sachs Group, Inc.	101,254	19,626,063
Invesco Ltd.	107,614	4,252,905
Legg Mason, Inc.	25,121	1,340,708
Morgan Stanley	381,633	14,807,360
Northern Trust Corp.	55,335	3,729,579
State Street Corp.	104,371	8,193,123
T. Rowe Price Group, Inc.	64,849	5,567,935

		105,215,339

Consumer Finance (0.7%)
American Express Co.	222,432	20,695,073
Capital One Financial Corp.	138,984	11,473,129
Discover Financial Services	113,369	7,424,536
Navient Corp.	102,587	2,216,905

		41,809,643

Diversified Financial Services (1.5%)
Berkshire Hathaway, Inc., Class B*	455,815	68,440,622
CME Group, Inc./Illinois	79,145	7,016,204
Intercontinental Exchange, Inc.	28,177	6,178,934
Leucadia National Corp.	79,199	1,775,642
McGraw Hill Financial, Inc.	67,864	6,038,539
Moody’s Corp.	45,896	4,397,296
NASDAQ OMX Group, Inc.	29,399	1,409,976

		95,257,213

Insurance (2.1%)
ACE Ltd.	82,931	9,527,113
Aflac, Inc.	112,668	6,882,888
Allstate Corp.	104,857	7,366,204

American International Group, Inc.	349,942	$19,600,251
Aon plc	71,284	6,759,862
Assurant, Inc.	17,577	1,202,794
Chubb Corp.	58,954	6,099,970
Cincinnati Financial Corp.	36,779	1,906,256
Genworth Financial, Inc., Class A*	124,144	1,055,224
Hartford Financial Services Group, Inc.	107,879	4,497,476
Lincoln National Corp.	64,938	3,744,974
Loews Corp.	74,843	3,144,903
Marsh & McLennan Cos., Inc.	135,221	7,740,050
MetLife, Inc.	283,966	15,359,721
Principal Financial Group, Inc.	68,267	3,545,788
Progressive Corp.	133,684	3,608,131
Prudential Financial, Inc.	114,482	10,356,042
Torchmark Corp.	32,175	1,742,920
Travelers Cos., Inc.	82,846	8,769,249
Unum Group	63,019	2,198,103
XL Group plc	64,532	2,217,965

		127,325,884

Real Estate Investment Trusts (REITs) (1.7%)
American Tower Corp. (REIT)	99,100	9,796,035
Apartment Investment & Management Co. (REIT), Class A	36,545	1,357,647
AvalonBay Communities, Inc. (REIT)	32,997	5,391,380
Boston Properties, Inc. (REIT)	38,269	4,924,838
Crown Castle International Corp. (REIT)	83,451	6,567,594
Equity Residential (REIT)	90,576	6,506,980
Essex Property Trust, Inc. (REIT)	15,983	3,302,088
General Growth Properties, Inc. (REIT)	156,854	4,412,303
HCP, Inc. (REIT)	114,797	5,054,512
Health Care REIT, Inc. (REIT)	81,905	6,197,751
Host Hotels & Resorts, Inc. (REIT)	189,299	4,499,637
Iron Mountain, Inc. (REIT)	46,607	1,801,827
Kimco Realty Corp. (REIT)	102,840	2,585,397
Macerich Co. (REIT)	35,173	2,933,780
Plum Creek Timber Co., Inc. (REIT)	43,951	1,880,663
Prologis, Inc. (REIT)	124,977	5,377,760
Public Storage (REIT)	36,267	6,703,955
Simon Property Group, Inc. (REIT)	77,683	14,146,851
Ventas, Inc. (REIT)	73,221	5,249,946
Vornado Realty Trust (REIT)	43,641	5,136,982
Weyerhaeuser Co. (REIT)	131,099	4,705,143

		108,533,069

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	69,891	2,393,767

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	120,306	1,217,497

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

People’s United Financial, Inc.	76,900	$1,167,342

		2,384,839

Total Financials		759,345,128

Health Care (10.4%)
Biotechnology (2.1%)
Alexion Pharmaceuticals, Inc.*	49,564	9,170,827
Amgen, Inc.	190,137	30,286,923
Biogen Idec, Inc.*	59,029	20,037,394
Celgene Corp.*	199,644	22,332,178
Gilead Sciences, Inc.*	377,106	35,546,011
Regeneron Pharmaceuticals, Inc.*	18,551	7,610,548
Vertex Pharmaceuticals, Inc.*	60,121	7,142,375

		132,126,256

Health Care Equipment & Supplies (1.6%)
Abbott Laboratories	376,388	16,944,988
Baxter International, Inc.	135,473	9,928,816
Becton, Dickinson and Co.	47,987	6,677,871
Boston Scientific Corp.*	331,569	4,393,289
C.R. Bard, Inc.	18,722	3,119,460
CareFusion Corp.*	50,971	3,024,619
Covidien plc	113,178	11,575,846
DENTSPLY International, Inc.	35,377	1,884,533
Edwards Lifesciences Corp.*	26,739	3,406,014
Intuitive Surgical, Inc.*	9,062	4,793,254
Medtronic, Inc.	246,040	17,764,088
St. Jude Medical, Inc.	71,467	4,647,499
Stryker Corp.	74,707	7,047,111
Varian Medical Systems, Inc.*	25,003	2,163,010
Zimmer Holdings, Inc.	42,332	4,801,295

		102,171,693

Health Care Providers & Services (1.7%)
Aetna, Inc.	87,923	7,810,200
AmerisourceBergen Corp.	51,942	4,683,091
Anthem, Inc.	67,483	8,480,589
Cardinal Health, Inc.	82,740	6,679,600
Cigna Corp.	65,395	6,729,799
DaVita HealthCare Partners, Inc.*	42,973	3,254,775
Express Scripts Holding Co.*	183,461	15,533,643
Humana, Inc.	38,328	5,505,051
Laboratory Corp. of America Holdings*	21,122	2,279,064
McKesson Corp.	57,961	12,031,544
Patterson Cos., Inc.	21,415	1,030,061
Quest Diagnostics, Inc.	36,128	2,422,744
Tenet Healthcare Corp.*	24,566	1,244,759
UnitedHealth Group, Inc.	239,920	24,253,513
Universal Health Services, Inc., Class B	22,759	2,532,166

		104,470,599

Health Care Technology (0.1%)
Cerner Corp.*	75,965	4,911,897

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	83,365	3,412,963
PerkinElmer, Inc.	28,236	1,234,761
Thermo Fisher Scientific, Inc.	99,990	12,527,747

Waters Corp.*	20,825	$2,347,394

		19,522,865

Pharmaceuticals (4.6%)
AbbVie, Inc.	398,253	26,061,676
Actavis plc*	66,255	17,054,700
Allergan, Inc.	74,463	15,830,089
Bristol-Myers Squibb Co.	414,628	24,475,491
Eli Lilly & Co.	244,916	16,896,755
Hospira, Inc.*	42,294	2,590,507
Johnson & Johnson	699,677	73,165,224
Mallinckrodt plc*	29,065	2,878,307
Merck & Co., Inc.	712,624	40,469,917
Mylan, Inc.*	93,554	5,273,639
Perrigo Co. plc	35,185	5,881,525
Pfizer, Inc.	1,574,949	49,059,661
Zoetis, Inc.	125,311	5,392,132

		285,029,623

Total Health Care		648,232,933

Industrials (7.7%)
Aerospace & Defense (2.0%)
Boeing Co.	165,738	21,542,625
General Dynamics Corp.	78,700	10,830,694
Honeywell International, Inc.	195,672	19,551,546
L-3 Communications Holdings, Inc.	21,288	2,686,759
Lockheed Martin Corp.	67,123	12,925,876
Northrop Grumman Corp.	50,499	7,443,048
Precision Castparts Corp.	35,632	8,583,036
Raytheon Co.	77,090	8,338,825
Rockwell Collins, Inc.	33,244	2,808,453
Textron, Inc.	69,027	2,906,727
United Technologies Corp.	211,927	24,371,605

		121,989,194

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	36,609	2,741,648
Expeditors International of Washington, Inc.	48,273	2,153,459
FedEx Corp.	65,850	11,435,511
United Parcel Service, Inc., Class B	174,238	19,370,038

		35,700,656

Airlines (0.3%)
Delta Air Lines, Inc.	209,225	10,291,778
Southwest Airlines Co.	169,685	7,181,069

		17,472,847

Building Products (0.1%)
Allegion plc	23,917	1,326,437
Masco Corp.	89,051	2,244,085

		3,570,522

Commercial Services & Supplies (0.3%)
ADT Corp.	43,625	1,580,534
Cintas Corp.	24,269	1,903,660
Pitney Bowes, Inc.	50,264	1,224,934
Republic Services, Inc.	63,098	2,539,695
Stericycle, Inc.*	21,228	2,782,566
Tyco International plc	104,624	4,588,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Waste Management, Inc.	106,470	$5,464,040

		20,084,238

Construction & Engineering (0.1%)
Fluor Corp.	39,067	2,368,632
Jacobs Engineering Group, Inc.*	32,658	1,459,486
Quanta Services, Inc.*	54,412	1,544,757

		5,372,875

Electrical Equipment (0.4%)
AMETEK, Inc.	61,473	3,235,324
Eaton Corp. plc	118,631	8,062,163
Emerson Electric Co.	173,399	10,703,920
Rockwell Automation, Inc.	33,947	3,774,906

		25,776,313

Industrial Conglomerates (1.7%)
3M Co.	160,186	26,321,764
Danaher Corp.	152,811	13,097,431
General Electric Co.	2,510,152	63,431,541
Roper Industries, Inc.	25,035	3,914,222

		106,764,958

Machinery (1.1%)
Caterpillar, Inc.	151,337	13,851,876
Cummins, Inc.	42,477	6,123,909
Deere & Co.	89,591	7,926,116
Dover Corp.	41,349	2,965,550
Flowserve Corp.	34,034	2,036,254
Illinois Tool Works, Inc.	89,912	8,514,666
Ingersoll-Rand plc	66,374	4,207,448
Joy Global, Inc.	24,544	1,141,787
PACCAR, Inc.	88,512	6,019,701
Pall Corp.	26,629	2,695,121
Parker-Hannifin Corp.	37,155	4,791,137
Pentair plc	46,708	3,102,345
Snap-on, Inc.	14,525	1,986,149
Stanley Black & Decker, Inc.	39,157	3,762,205
Xylem, Inc.	45,458	1,730,586

		70,854,850

Professional Services (0.1%)
Dun & Bradstreet Corp.	8,985	1,086,826
Equifax, Inc.	30,155	2,438,635
Nielsen N.V.	80,965	3,621,564
Robert Half International, Inc.	33,993	1,984,511

		9,131,536

Road & Rail (0.8%)
CSX Corp.	248,810	9,014,386
Kansas City Southern	27,586	3,366,320
Norfolk Southern Corp.	77,348	8,478,114
Ryder System, Inc.	13,267	1,231,841
Union Pacific Corp.	222,249	26,476,524

		48,567,185

Trading Companies & Distributors (0.2%)
Fastenal Co.	68,170	3,242,165
United Rentals, Inc.*	24,948	2,544,945
W.W. Grainger, Inc.	15,168	3,866,172

		9,653,282

Total Industrials		474,938,456

Information Technology (14.5%)
Communications Equipment (1.2%)
Cisco Systems, Inc.	1,278,195	$35,552,994
F5 Networks, Inc.*	18,431	2,404,601
Harris Corp.	26,144	1,877,662
Juniper Networks, Inc.	96,279	2,148,947
Motorola Solutions, Inc.	52,967	3,553,026
QUALCOMM, Inc.	415,599	30,891,474

		76,428,704

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	77,374	4,163,495
Corning, Inc.	320,460	7,348,148
FLIR Systems, Inc.	35,282	1,139,961
TE Connectivity Ltd.	101,670	6,430,628

		19,082,232

Internet Software & Services (2.4%)
Akamai Technologies, Inc.*	44,491	2,801,153
eBay, Inc.*	282,594	15,859,175
Facebook, Inc., Class A*	522,639	40,776,295
Google, Inc., Class A*	71,250	37,809,525
Google, Inc., Class C*	71,184	37,471,258
VeriSign, Inc.*	27,259	1,553,763
Yahoo!, Inc.*	220,245	11,124,575

		147,395,744

IT Services (2.4%)
Accenture plc, Class A	156,864	14,009,524
Alliance Data Systems Corp.*	15,978	4,570,507
Automatic Data Processing, Inc.	120,495	10,045,668
Cognizant Technology Solutions Corp., Class A*	152,205	8,015,115
Computer Sciences Corp.	35,134	2,215,199
Fidelity National Information Services, Inc.	70,905	4,410,291
Fiserv, Inc.*	60,997	4,328,957
International Business Machines Corp.	230,066	36,911,789
MasterCard, Inc., Class A	244,943	21,104,289
Paychex, Inc.	81,623	3,768,534
Teradata Corp.*	38,269	1,671,590
Total System Services, Inc.	41,355	1,404,416
Visa, Inc., Class A	122,090	32,011,998
Western Union Co.	130,696	2,340,765
Xerox Corp.	268,299	3,718,624

		150,527,266

Semiconductors & Semiconductor Equipment (1.8%)
Altera Corp.	76,220	2,815,567
Analog Devices, Inc.	77,807	4,319,845
Applied Materials, Inc.	304,550	7,589,386
Avago Technologies Ltd.	63,215	6,358,797
Broadcom Corp., Class A	134,659	5,834,774
First Solar, Inc.*	18,828	839,635
Intel Corp.	1,208,588	43,859,658
KLA-Tencor Corp.	41,134	2,892,543
Lam Research Corp.	39,747	3,153,527
Linear Technology Corp.	59,623	2,718,809
Microchip Technology, Inc.	50,233	2,266,011
Micron Technology, Inc.*	268,321	9,393,918
NVIDIA Corp.	129,069	2,587,833

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Texas Instruments, Inc.	264,053	$14,117,594
Xilinx, Inc.	66,126	2,862,594

		111,610,491

Software (2.9%)
Adobe Systems, Inc.*	118,432	8,610,006
Autodesk, Inc.*	56,871	3,415,672
CA, Inc.	80,070	2,438,132
Citrix Systems, Inc.*	40,253	2,568,141
Electronic Arts, Inc.*	77,764	3,656,075
Intuit, Inc.	71,370	6,579,600
Microsoft Corp.	2,060,388	95,705,023
Oracle Corp.	808,630	36,364,091
Red Hat, Inc.*	46,953	3,246,331
Salesforce.com, Inc.*	146,684	8,699,828
Symantec Corp.	172,509	4,425,718

		175,708,617

Technology Hardware, Storage & Peripherals (3.5%)
Apple, Inc.	1,465,988	161,815,755
EMC Corp.	508,647	15,127,162
Hewlett-Packard Co.	466,495	18,720,444
NetApp, Inc.	77,936	3,230,447
SanDisk Corp.	55,164	5,404,969
Seagate Technology plc	81,797	5,439,500
Western Digital Corp.	54,575	6,041,453

		215,779,730

Total Information Technology		896,532,784

Materials (2.3%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	48,077	6,934,146
Airgas, Inc.	16,805	1,935,600
CF Industries Holdings, Inc.	12,432	3,388,217
Dow Chemical Co.	276,942	12,631,325
E.I. du Pont de Nemours & Co.	226,466	16,744,896
Eastman Chemical Co.	37,096	2,814,103
Ecolab, Inc.	67,515	7,056,668
FMC Corp.	33,311	1,899,726
International Flavors & Fragrances, Inc.	20,245	2,052,033
LyondellBasell Industries N.V., Class A	103,886	8,247,510
Monsanto Co.	120,999	14,455,750
Mosaic Co.	78,916	3,602,515
PPG Industries, Inc.	34,303	7,929,138
Praxair, Inc.	72,832	9,436,114
Sherwin-Williams Co.	20,400	5,366,016
Sigma-Aldrich Corp.	29,769	4,086,391

		108,580,148

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	15,470	1,706,650
Vulcan Materials Co.	32,920	2,163,832

		3,870,482

Containers & Packaging (0.1%)
Avery Dennison Corp.	22,792	1,182,449
Ball Corp.	34,241	2,334,209
MeadWestvaco Corp.	41,696	1,850,885

Owens-Illinois, Inc.*	41,246	$1,113,230
Sealed Air Corp.	52,756	2,238,437

		8,719,210

Metals & Mining (0.3%)
Alcoa, Inc.	294,659	4,652,665
Allegheny Technologies, Inc.	27,236	946,996
Freeport-McMoRan, Inc.	259,738	6,067,480
Newmont Mining Corp.	124,679	2,356,433
Nucor Corp.	79,737	3,911,100

		17,934,674

Paper & Forest Products (0.1%)
International Paper Co.	105,906	5,674,443

Total Materials		144,778,957

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.7%)
AT&T, Inc.	1,296,545	43,550,947
CenturyLink, Inc.	142,654	5,646,245
Frontier Communications Corp.	250,479	1,670,695
Level 3 Communications, Inc.*	69,701	3,441,835
Verizon Communications, Inc.	1,037,267	48,523,350
Windstream Holdings, Inc.	150,666	1,241,488

Total Telecommunication Services		104,074,560

Utilities (2.4%)
Electric Utilities (1.4%)
American Electric Power Co., Inc.	122,291	7,425,510
Duke Energy Corp.	176,795	14,769,454
Edison International	81,440	5,332,691
Entergy Corp.	45,113	3,946,485
Exelon Corp.	214,832	7,965,971
FirstEnergy Corp.	105,181	4,101,007
NextEra Energy, Inc.	109,103	11,596,558
Northeast Utilities	79,187	4,238,088
Pepco Holdings, Inc.	62,966	1,695,674
Pinnacle West Capital Corp.	27,608	1,885,903
PPL Corp.	166,242	6,039,572
Southern Co.	224,918	11,045,723
Xcel Energy, Inc.	126,401	4,540,324

		84,582,960

Gas Utilities (0.0%)
AGL Resources, Inc.	29,888	1,629,195

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	164,054	2,259,024
NRG Energy, Inc.	84,514	2,277,652

		4,536,676

Multi-Utilities (0.9%)
Ameren Corp.	60,649	2,797,738
CenterPoint Energy, Inc.	107,432	2,517,132
CMS Energy Corp.	68,753	2,389,167
Consolidated Edison, Inc.	73,210	4,832,592
Dominion Resources, Inc.	145,955	11,223,939
DTE Energy Co.	44,241	3,821,095
Integrys Energy Group, Inc.	19,987	1,555,988
NiSource, Inc.	78,912	3,347,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

PG&E Corp.	118,753	$6,322,410
Public Service Enterprise Group, Inc.	126,491	5,237,992
SCANA Corp.	35,632	2,152,173
Sempra Energy	57,776	6,433,935
TECO Energy, Inc.	58,663	1,202,005
Wisconsin Energy Corp.	56,370	2,972,954

		56,806,567

Total Utilities		147,555,398

Value (Note 1)

Total Investments (73.5%) (Cost $3,298,441,989)	$4,560,741,046
Other Assets Less Liabilities (26.5%)	1,643,353,128

Net Assets (100%)	$6,204,094,174

*	Non-income producing.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	16,003	March-15	$1,635,937,022	$1,642,227,860	$6,290,838

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$553,357,489	$—	$—	$553,357,489
Consumer Staples	446,983,634	—	—	446,983,634
Energy	384,941,707	—	—	384,941,707
Financials	759,345,128	—	—	759,345,128
Health Care	648,232,933	—	—	648,232,933
Industrials	474,938,456	—	—	474,938,456
Information Technology	896,532,784	—	—	896,532,784
Materials	144,778,957	—	—	144,778,957
Telecommunication Services	104,074,560	—	—	104,074,560
Utilities	147,555,398	—	—	147,555,398
Futures	6,290,838	—	—	6,290,838

Total Assets	$4,567,031,884	$—	$—	$4,567,031,884

Total Liabilities	$—	$—	$—	$—

Total	$4,567,031,884	$—	$—	$4,567,031,884

(a)	A security with a market value of $3,436,213 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$6,290,838	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$189,127,918	$189,127,918

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(24,625,905)	$(24,625,905)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,407,762,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$951,138,113
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$106,703,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,295,388,964
Aggregate gross unrealized depreciation	(32,461,020)

Net unrealized appreciation	$1,262,927,944

Federal income tax cost of investments	$3,297,813,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $3,298,441,989)	$4,560,741,046
Cash	1,584,132,390
Cash held as collateral at broker	73,318,000
Dividends, interest and other receivables	6,230,482
Receivable from Separate Accounts for Trust shares sold	2,487,371
Other assets	15,439

Total assets	6,226,924,728

LIABILITIES
Due to broker for futures variation margin	19,431,245
Investment management fees payable	2,303,034
Administrative fees payable	739,042
Distribution fees payable – Class IB	43,525
Payable to Separate Accounts for Trust shares redeemed	11,920
Trustees’ fees payable	9,373
Accrued expenses	292,415

Total liabilities	22,830,554

NET ASSETS	$6,204,094,174

Net assets were comprised of:
Paid in capital	$4,904,828,241
Accumulated undistributed net investment income (loss)	1,073,154
Accumulated undistributed net realized gain (loss) on investments and futures	29,602,884
Net unrealized appreciation (depreciation) on investments and futures	1,268,589,895

Net assets	$6,204,094,174

Class IA
Net asset value, offering and redemption price per share, $2,054 / 106 shares outstanding (unlimited amount authorized: $0.01 par value)†	$19.32

Class IB
Net asset value, offering and redemption price per share, $204,231,233 / 10,645,969 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.18

Class K
Net asset value, offering and redemption price per share, $5,999,860,887 / 310,648,362 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.31

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $9,477 foreign withholding tax)	$81,280,601
Interest	1,347,424

Total income	82,628,025

EXPENSES
Investment management fees	23,405,845
Administrative fees	7,772,160
Distribution fees – Class IB	490,209
Printing and mailing expenses	409,489
Professional fees	132,629
Trustees’ fees	128,175
Custodian fees	100,500
Distribution fees – Class IA	5
Miscellaneous	130,245

Total expenses	32,569,257

NET INVESTMENT INCOME (LOSS)	50,058,768

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	6,733,785
Futures	189,127,918

Net realized gain (loss)	195,861,703

Change in unrealized appreciation (depreciation) on:
Investments	441,363,246
Futures	(24,625,905)

Net change in unrealized appreciation (depreciation)	416,737,341

NET REALIZED AND UNREALIZED GAIN (LOSS)	612,599,044

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$662,657,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$50,058,768	$29,298,617
Net realized gain (loss) on investments and futures	195,861,703	304,182,513
Net change in unrealized appreciation (depreciation) on investments and futures	416,737,341	617,494,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	662,657,812	950,975,343

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(11)	(7)
Class IB	(1,141,678)	(799,418)
Class K	(47,993,909)	(28,082,369)

	(49,135,598)	(28,881,794)

Distributions from net realized capital gains
Class IA	(68)	(117)
Class IB	(6,812,786)	(12,716,862)
Class K	(192,069,644)	(276,182,980)

	(198,882,498)	(288,899,959)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(248,018,096)	(317,781,753)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 4 and 7 shares, respectively ]	79	124
Capital shares repurchased [ 0 and (10,630) shares, respectively ]	—	(164,971)

Total Class IA transactions	79	(164,847)

Class IB
Capital shares sold [ 1,324,820 and 1,862,788 shares, respectively ]	24,569,724	30,969,426
Capital shares issued in reinvestment of dividends and distributions [ 414,607 and 780,056 shares, respectively ]	7,954,464	13,516,280
Capital shares repurchased [ (2,102,960) and (2,638,338) shares, respectively ]	(38,942,742)	(44,395,895)

Total Class IB transactions	(6,418,554)	89,811

Class K
Capital shares sold [ 72,104,077 and 72,865,878 shares, respectively ]	1,344,808,501	1,236,164,123
Capital shares issued in reinvestment of dividends and distributions [ 12,422,279 and 17,440,772 shares, respectively ]	240,063,553	304,265,349
Capital shares repurchased [ (19,547,394) and (17,538,030) shares, respectively ]	(367,244,837)	(288,890,296)

Total Class K transactions	1,217,627,217	1,251,539,176

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,211,208,742	1,251,464,140

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,625,848,458	1,884,657,730
NET ASSETS:
Beginning of year	4,578,245,716	2,693,587,986

End of year (a)	$6,204,094,174	$4,578,245,716

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,073,154	$643,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.85	$14.65	$13.00	$13.76	$12.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.05	0.10	0.12	0.11
Net realized and unrealized gain (loss) on investments and futures	2.11	4.46	1.82	(0.61)	1.51

Total from investment operations	2.24	4.51	1.92	(0.49)	1.62

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.08)	(0.09)	(0.07)
Distributions from net realized gains	(0.66)	(1.23)	(0.19)	(0.18)	(0.30)

Total dividends and distributions	(0.77)	(1.31)	(0.27)	(0.27)	(0.37)

Net asset value, end of year	$19.32	$17.85	$14.65	$13.00	$13.76

Total return	12.57%	31.01%	14.81%	(3.43)%	13.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$157	$137	$984,788
Ratio of expenses to average net assets:
After waivers and reimbursements	0.85%	0.87%	0.88%	0.61%	0.63%
Before waivers and reimbursements	0.85%	0.87%	0.88%	0.62%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.70%	0.31%	0.71%	0.82%	0.88%
Before waivers and reimbursements	0.70%	0.31%	0.71%	0.80%	0.87%
Portfolio turnover rate^	3%	4%	3%	2%	1%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.73	$14.56	$12.92	$13.69	$12.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.10	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments and futures	2.09	4.38	1.81	(0.62)	1.51

Total from investment operations	2.22	4.48	1.91	(0.53)	1.60

Less distributions:
Dividends from net investment income	(0.11)	(0.08)	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(0.66)	(1.23)	(0.19)	(0.18)	(0.30)

Total dividends and distributions	(0.77)	(1.31)	(0.27)	(0.24)	(0.34)

Net asset value, end of year	$19.18	$17.73	$14.56	$12.92	$13.69

Total return	12.53%	31.00%	14.82%	(3.77)%	12.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$204,231	$195,146	$160,258	$110,368	$53,305
Ratio of expenses to average net assets:
After waivers and reimbursements	0.86%	0.87%	0.88%	0.86%	0.88	%(c)
Before waivers and reimbursements	0.86%	0.87%	0.88%	0.87%	0.89	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.70%	0.58%	0.71%	0.65%	0.69%
Before waivers and reimbursements	0.70%	0.58%	0.71%	0.64%	0.67%
Portfolio turnover rate^	3%	4%	3%	2%	1%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$17.84	$14.65	$13.00	$12.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.14	0.14	0.05
Net realized and unrealized gain (loss) on investments and futures	2.11	4.40	1.82	0.50

Total from investment operations	2.29	4.54	1.96	0.55

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.12)	(0.09)
Distributions from net realized gains	(0.66)	(1.23)	(0.19)	—

Total dividends and distributions	(0.82)	(1.35)	(0.31)	(0.09)

Net asset value, end of period	$19.31	$17.84	$14.65	$13.00

Total return (b)	12.86%	31.26%	15.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,999,861	$4,383,098	$2,533,172	$1,674,676
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.60%	0.62%	0.63%	0.62%
Before waivers and reimbursements (a)	0.60%	0.62%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.95%	0.84%	0.96%	1.01%
Before waivers and reimbursements (a)	0.95%	0.84%	0.96%	1.01%
Portfolio turnover rate^	3%	4%	3%	2%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	8.81%	13.73%	17.35%
Portfolio – Class IB Shares**	8.82	13.64	17.11
Portfolio – Class K Shares***	9.08	N/A	17.84
S&P MidCap 400 Index	9.77	16.54	20.25
VMI – MCC	9.00	15.02	17.89
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.82% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P Mid Cap 400 Index and VMI — MCC returned 9.77% and 9.00%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	19.2%
Information Technology	14.6
Industrials	12.4
Consumer Discretionary	11.2
Health Care	8.5
Materials	6.1
Utilities	4.0
Energy	3.3
Consumer Staples	2.8
Telecommunication Services	0.1
Cash and Other	17.8

100.0%

AXA 400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,016.16	$4.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41
Class IB
Actual	1,000.00	1,016.27	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.44
Class K
Actual	1,000.00	1,017.75	3.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.07	3.17

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (11.2%)
Auto Components (0.3%)
Gentex Corp.	47,926	$1,731,566

Automobiles (0.1%)
Thor Industries, Inc.	15,217	850,174

Distributors (0.4%)
LKQ Corp.*	99,188	2,789,166

Diversified Consumer Services (0.9%)
Apollo Education Group, Inc.*	31,603	1,077,978
DeVry Education Group, Inc.	18,833	894,003
Graham Holdings Co., Class B	1,442	1,245,470
Service Corp. International	67,939	1,542,215
Sotheby’s, Inc.	20,116	868,609

		5,628,275

Hotels, Restaurants & Leisure (1.3%)
Brinker International, Inc.	20,795	1,220,459
Cheesecake Factory, Inc.	15,081	758,725
Domino’s Pizza, Inc.	18,008	1,695,813
International Game Technology	81,007	1,397,371
International Speedway Corp., Class A	9,154	289,724
Life Time Fitness, Inc.*	11,796	667,890
Panera Bread Co., Class A*	8,379	1,464,649
Wendy’s Co.	89,635	809,404

		8,304,035

Household Durables (1.4%)
Jarden Corp.*	58,560	2,803,853
KB Home	29,859	494,166
M.D.C. Holdings, Inc.	12,782	338,340
NVR, Inc.*	1,273	1,623,495
Tempur Sealy International, Inc.*	19,949	1,095,400
Toll Brothers, Inc.*	53,005	1,816,481
Tupperware Brands Corp.	16,498	1,039,374

		9,211,109

Internet & Catalog Retail (0.1%)
HSN, Inc.	10,637	808,412

Leisure Products (0.7%)
Brunswick Corp.	30,435	1,560,098
Polaris Industries, Inc.	19,994	3,023,893

		4,583,991

Media (1.1%)
AMC Networks, Inc., Class A*	19,364	1,234,842
Cinemark Holdings, Inc.	34,102	1,213,349
DreamWorks Animation SKG, Inc., Class A*	23,750	530,338
John Wiley & Sons, Inc., Class A	15,369	910,460
Live Nation Entertainment, Inc.*	47,312	1,235,316
Meredith Corp.	11,945	648,852
New York Times Co., Class A	42,863	566,649
Time, Inc.	35,717	878,995

		7,218,801

Multiline Retail (0.2%)
Big Lots, Inc.	17,489	699,910
J.C. Penney Co., Inc.*	99,906	647,391

		1,347,301

Specialty Retail (3.5%)
Aaron’s, Inc.	21,142	$646,311
Abercrombie & Fitch Co., Class A	23,388	669,832
Advance Auto Parts, Inc.	23,889	3,805,040
American Eagle Outfitters, Inc.	57,350	796,018
ANN, Inc.*	14,985	546,653
Ascena Retail Group, Inc.*	43,179	542,328
Cabela’s, Inc.*	15,604	822,487
Chico’s FAS, Inc.	50,104	812,186
CST Brands, Inc.	25,434	1,109,176
Dick’s Sporting Goods, Inc.	32,100	1,593,765
Foot Locker, Inc.	46,489	2,611,752
Guess?, Inc.	20,967	441,984
Murphy USA, Inc.*	14,080	969,549
Office Depot, Inc.*	158,737	1,361,170
Rent-A-Center, Inc.	17,340	629,789
Signet Jewelers Ltd.	26,242	3,452,660
Williams-Sonoma, Inc.	28,022	2,120,705

		22,931,405

Textiles, Apparel & Luxury Goods (1.2%)
Carter’s, Inc.	17,310	1,511,336
Deckers Outdoor Corp.*	11,344	1,032,758
Hanesbrands, Inc.	32,693	3,649,193
Kate Spade & Co.*	41,625	1,332,416

		7,525,703

Total Consumer Discretionary		72,929,938

Consumer Staples (2.8%)
Food & Staples Retailing (0.3%)
SUPERVALU, Inc.*	67,609	655,807
United Natural Foods, Inc.*	16,336	1,263,181

		1,918,988

Food Products (1.6%)
Dean Foods Co.	30,756	596,051
Flowers Foods, Inc.	60,500	1,160,995
Hain Celestial Group, Inc.*	33,038	1,925,785
Ingredion, Inc.	23,513	1,994,843
Lancaster Colony Corp.	6,363	595,831
Post Holdings, Inc.*	14,703	615,909
Tootsie Roll Industries, Inc.	6,532	200,206
TreeHouse Foods, Inc.*	13,861	1,185,532
WhiteWave Foods Co.*	57,078	1,997,159

		10,272,311

Household Products (0.9%)
Church & Dwight Co., Inc.	43,783	3,450,538
Energizer Holdings, Inc.	20,326	2,613,111

		6,063,649

Total Consumer Staples		18,254,948

Energy (3.3%)
Energy Equipment & Services (1.7%)
Atwood Oceanics, Inc.*	19,621	556,648
CARBO Ceramics, Inc.	6,417	257,001
Dresser-Rand Group, Inc.*	25,092	2,052,526
Dril-Quip, Inc.*	12,915	990,968
Helix Energy Solutions Group, Inc.*	32,165	697,980

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oceaneering International, Inc.	34,359	$2,020,653
Oil States International, Inc.*	17,398	850,762
Patterson-UTI Energy, Inc.	47,973	795,872
Rowan Cos., plc, Class A	40,798	951,409
Superior Energy Services, Inc.	49,789	1,003,248
Tidewater, Inc.	16,305	528,445
Unit Corp.*	15,118	515,524

		11,221,036

Oil, Gas & Consumable Fuels (1.6%)
California Resources Corp.*	99,904	550,471
Energen Corp.	23,970	1,528,327
Gulfport Energy Corp.*	28,012	1,169,221
HollyFrontier Corp.	64,043	2,400,332
Peabody Energy Corp.	88,947	688,450
Rosetta Resources, Inc.*	20,174	450,082
SM Energy Co.	22,087	852,116
Western Refining, Inc.	23,877	902,073
World Fuel Services Corp.	23,579	1,106,562
WPX Energy, Inc.*	66,636	774,977

		10,422,611

Total Energy		21,643,647

Financials (19.2%)
Banks (4.0%)
Associated Banc-Corp	49,728	926,433
BancorpSouth, Inc.	28,030	630,955
Bank of Hawaii Corp.	14,356	851,454
Cathay General Bancorp	24,295	621,709
City National Corp./California	15,702	1,268,879
Commerce Bancshares, Inc./Missouri	27,119	1,179,412
Cullen/Frost Bankers, Inc.	17,965	1,269,048
East West Bancorp, Inc.	46,997	1,819,254
First Horizon National Corp.	76,972	1,045,280
First Niagara Financial Group, Inc.	115,932	977,307
FirstMerit Corp.	54,173	1,023,328
Fulton Financial Corp.	60,617	749,226
Hancock Holding Co.	26,689	819,352
International Bancshares Corp.	18,957	503,119
PacWest Bancorp	30,889	1,404,214
Prosperity Bancshares, Inc.	19,651	1,087,879
Signature Bank/New York*	16,471	2,074,687
SVB Financial Group*	16,647	1,932,217
Synovus Financial Corp.	44,685	1,210,517
TCF Financial Corp.	54,784	870,518
Trustmark Corp.	22,110	542,579
Umpqua Holdings Corp.	71,148	1,210,227
Valley National Bancorp	72,062	699,722
Webster Financial Corp.	29,561	961,619

		25,678,935

Capital Markets (1.4%)
Eaton Vance Corp.	38,694	1,583,746
Federated Investors, Inc., Class B	31,141	1,025,473
Janus Capital Group, Inc.	48,076	775,466
Raymond James Financial, Inc.	41,239	2,362,582
SEI Investments Co.	42,706	1,709,948
Waddell & Reed Financial, Inc., Class A	27,358	1,362,976

		8,820,191

Consumer Finance (0.2%)
SLM Corp.	138,560	$1,411,926

Diversified Financial Services (0.5%)
CBOE Holdings, Inc.	27,615	1,751,344
MSCI, Inc.	36,655	1,738,913

		3,490,257

Insurance (4.0%)
Alleghany Corp.*	5,270	2,442,645
American Financial Group, Inc./Ohio	24,151	1,466,449
Arthur J. Gallagher & Co.	52,822	2,486,860
Aspen Insurance Holdings Ltd.	20,362	891,245
Brown & Brown, Inc.	38,572	1,269,404
Everest Reinsurance Group Ltd.	14,804	2,521,121
First American Financial Corp.	35,128	1,190,839
Hanover Insurance Group, Inc.	14,421	1,028,506
HCC Insurance Holdings, Inc.	31,672	1,695,085
Kemper Corp.	16,401	592,240
Mercury General Corp.	11,155	632,154
Old Republic International Corp.	79,458	1,162,471
Primerica, Inc.	17,387	943,419
Protective Life Corp.	25,817	1,798,154
Reinsurance Group of America, Inc.	22,489	1,970,486
RenaissanceReinsurance Holdings Ltd.	12,606	1,225,555
StanCorp Financial Group, Inc.	13,755	960,924
W. R. Berkley Corp.	33,219	1,702,806

		25,980,363

Real Estate Investment Trusts (REITs) (8.2%)
Alexandria Real Estate Equities, Inc. (REIT)	23,572	2,091,779
American Campus Communities, Inc. (REIT)	34,419	1,423,570
BioMed Realty Trust, Inc. (REIT)	64,650	1,392,561
Camden Property Trust (REIT)	28,282	2,088,343
Corporate Office Properties Trust/Maryland (REIT)	30,309	859,866
Corrections Corp. of America (REIT)	38,138	1,385,935
Duke Realty Corp. (REIT)	111,858	2,259,532
Equity One, Inc. (REIT)	25,161	638,083
Extra Space Storage, Inc. (REIT)	36,177	2,121,419
Federal Realty Investment Trust (REIT)	22,300	2,976,158
Highwoods Properties, Inc. (REIT)	29,886	1,323,352
Home Properties, Inc. (REIT)	18,786	1,232,362
Hospitality Properties Trust (REIT)	49,045	1,520,395
Kilroy Realty Corp. (REIT)	27,485	1,898,389
Lamar Advertising Co. (REIT), Class A	26,127	1,401,452
LaSalle Hotel Properties (REIT)	36,562	1,479,664
Liberty Property Trust (REIT)	48,631	1,829,985
Mack-Cali Realty Corp. (REIT)	27,439	522,987
Mid-America Apartment Communities, Inc. (REIT)	24,636	1,839,816
National Retail Properties, Inc. (REIT)	43,179	1,699,957

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT)	41,720	$1,630,000
Potlatch Corp. (REIT)	13,308	557,206
Rayonier, Inc. (REIT)	41,503	1,159,594
Realty Income Corp. (REIT)	72,882	3,477,200
Regency Centers Corp. (REIT)	30,525	1,946,885
Senior Housing Properties Trust (REIT)	66,709	1,474,936
SL Green Realty Corp. (REIT)	31,579	3,758,533
Tanger Factory Outlet Centers, Inc. (REIT)	31,405	1,160,729
Taubman Centers, Inc. (REIT)	20,651	1,578,149
UDR, Inc. (REIT)	83,538	2,574,641
Washington Prime Group, Inc. (REIT)	50,830	875,293
Weingarten Realty Investors (REIT)	36,837	1,286,348

		53,465,119

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	14,864	583,561
Jones Lang LaSalle, Inc.	14,672	2,199,773

		2,783,334

Thrifts & Mortgage Finance (0.5%)
Astoria Financial Corp.	28,813	384,942
New York Community Bancorp, Inc.	144,896	2,318,336
Washington Federal, Inc.	32,124	711,546

		3,414,824

Total Financials		125,044,949

Health Care (8.5%)
Biotechnology (0.7%)
Cubist Pharmaceuticals, Inc.*	24,973	2,513,532
United Therapeutics Corp.*	15,544	2,012,793

		4,526,325

Health Care Equipment & Supplies (2.7%)
Align Technology, Inc.*	23,643	1,321,880
Cooper Cos., Inc.	15,804	2,561,670
Halyard Health, Inc.*	15,253	693,554
Hill-Rom Holdings, Inc.	18,843	859,618
Hologic, Inc.*	79,363	2,122,167
IDEXX Laboratories, Inc.*	15,608	2,314,198
ResMed, Inc.	45,625	2,557,738
Sirona Dental Systems, Inc.*	18,129	1,583,931
STERIS Corp.	19,458	1,261,851
Teleflex, Inc.	13,559	1,556,844
Thoratec Corp.*	17,996	584,150

		17,417,601

Health Care Providers & Services (2.8%)
Centene Corp.*	19,206	1,994,543
Community Health Systems, Inc.*	38,066	2,052,519
Health Net, Inc.*	25,494	1,364,694
Henry Schein, Inc.*	27,554	3,751,477
LifePoint Hospitals, Inc.*	14,828	1,066,281
MEDNAX, Inc.*	32,871	2,173,102
Omnicare, Inc.	32,041	2,336,750
Owens & Minor, Inc.	20,670	725,724

VCA, Inc.*	27,525	$1,342,394
WellCare Health Plans, Inc.*	14,366	1,178,874

		17,986,358

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	55,526	709,067
HMS Holdings Corp.*	28,774	608,282

		1,317,349

Life Sciences Tools & Services (1.2%)
Bio-Rad Laboratories, Inc., Class A*	6,736	812,092
Bio-Techne Corp.	12,142	1,121,921
Charles River Laboratories International, Inc.*	15,369	978,083
Covance, Inc.*	18,524	1,923,532
Mettler-Toledo International, Inc.*	9,341	2,825,279

		7,660,907

Pharmaceuticals (0.9%)
Endo International plc*	50,308	3,628,213
Salix Pharmaceuticals Ltd.*	20,859	2,397,534

		6,025,747

Total Health Care		54,934,287

Industrials (12.4%)
Aerospace & Defense (1.4%)
Alliant Techsystems, Inc.	10,458	1,215,742
B/E Aerospace, Inc.*	34,474	2,000,181
Esterline Technologies Corp.*	10,460	1,147,253
Exelis, Inc.	61,103	1,071,136
Huntington Ingalls Industries, Inc.	15,800	1,776,868
KLX, Inc.*	17,252	711,645
Triumph Group, Inc.	16,617	1,116,995

		9,039,820

Airlines (0.6%)
Alaska Air Group, Inc.	43,046	2,572,429
JetBlue Airways Corp.*	80,272	1,273,114

		3,845,543

Building Products (0.8%)
A.O. Smith Corp.	24,611	1,388,307
Fortune Brands Home & Security, Inc.	51,620	2,336,837
Lennox International, Inc.	14,461	1,374,807

		5,099,951

Commercial Services & Supplies (1.3%)
Clean Harbors, Inc.*	17,849	857,644
Copart, Inc.*	37,230	1,358,523
Deluxe Corp.	16,245	1,011,251
Herman Miller, Inc.	19,497	573,797
HNI Corp.	14,526	741,697
MSA Safety, Inc.	10,311	547,411
R.R. Donnelley & Sons Co.	65,439	1,099,702
Rollins, Inc.	20,956	693,644
Waste Connections, Inc.	40,634	1,787,490

		8,671,159

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Construction & Engineering (0.4%)
AECOM Technology Corp.*	50,365	$1,529,585
Granite Construction, Inc.	11,814	449,168
KBR, Inc.	47,534	805,702

		2,784,455

Electrical Equipment (0.8%)
Acuity Brands, Inc.	14,198	1,988,714
Hubbell, Inc., Class B	17,783	1,899,758
Regal-Beloit Corp.	14,622	1,099,574

		4,988,046

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	21,006	1,895,581

Machinery (3.8%)
AGCO Corp.	27,386	1,237,847
CLARCOR, Inc.	16,400	1,092,896
Crane Co.	16,230	952,701
Donaldson Co., Inc.	41,782	1,614,039
Graco, Inc.	19,458	1,560,142
Harsco Corp.	26,502	500,623
IDEX Corp.	25,978	2,022,128
ITT Corp.	29,997	1,213,679
Kennametal, Inc.	25,913	927,426
Lincoln Electric Holdings, Inc.	25,416	1,755,991
Nordson Corp.	19,213	1,497,846
Oshkosh Corp.	26,134	1,271,419
SPX Corp.	13,438	1,154,593
Terex Corp.	35,468	988,848
Timken Co.	24,375	1,040,325
Trinity Industries, Inc.	50,923	1,426,353
Valmont Industries, Inc.	8,059	1,023,493
Wabtec Corp.	31,506	2,737,556
Woodward, Inc.	19,121	941,327

		24,959,232

Marine (0.2%)
Kirby Corp.*	18,681	1,508,304

Professional Services (0.9%)
Corporate Executive Board Co.	11,005	798,193
FTI Consulting, Inc.*	13,451	519,612
ManpowerGroup, Inc.	25,894	1,765,194
Towers Watson & Co., Class A	22,882	2,589,556

		5,672,555

Road & Rail (1.3%)
Con-way, Inc.	18,973	933,092
Genesee & Wyoming, Inc., Class A*	16,760	1,507,059
J.B. Hunt Transport Services, Inc.	30,294	2,552,269
Landstar System, Inc.	14,652	1,062,710
Old Dominion Freight Line, Inc.*	22,285	1,730,207
Werner Enterprises, Inc.	14,611	455,133

		8,240,470

Trading Companies & Distributors (0.6%)
GATX Corp.	14,462	832,144
MSC Industrial Direct Co., Inc., Class A	16,529	1,342,981
NOW, Inc.*	35,073	902,428
Watsco, Inc.	8,940	956,580

		4,034,133

Total Industrials		80,739,249

Information Technology (14.6%)
Communications Equipment (0.9%)
ARRIS Group, Inc.*	43,144	$1,302,517
Ciena Corp.*	34,924	677,875
InterDigital, Inc.	12,179	644,269
JDS Uniphase Corp.*	75,935	1,041,828
Plantronics, Inc.	14,065	745,726
Polycom, Inc.*	44,681	603,194
Riverbed Technology, Inc.*	50,751	1,035,828

		6,051,237

Electronic Equipment, Instruments & Components (3.1%)
Arrow Electronics, Inc.*	31,707	1,835,518
Avnet, Inc.	44,841	1,929,060
Belden, Inc.	14,009	1,104,049
Cognex Corp.*	28,506	1,178,153
FEI Co.	13,595	1,228,308
Ingram Micro, Inc., Class A*	51,059	1,411,271
IPG Photonics Corp.*	11,624	870,870
Itron, Inc.*	12,780	540,466
Jabil Circuit, Inc.	63,277	1,381,337
Keysight Technologies, Inc.*	54,835	1,851,778
Knowles Corp.*	27,879	656,551
National Instruments Corp.	33,012	1,026,343
Tech Data Corp.*	12,534	792,525
Trimble Navigation Ltd.*	84,744	2,249,106
Vishay Intertechnology, Inc.	44,463	629,151
Zebra Technologies Corp., Class A*	16,675	1,290,812

		19,975,298

Internet Software & Services (1.1%)
AOL, Inc.*	25,484	1,176,596
Equinix, Inc.	17,935	4,066,403
Rackspace Hosting, Inc.*	39,007	1,825,918

		7,068,917

IT Services (2.3%)
Acxiom Corp.*	25,178	510,358
Broadridge Financial Solutions, Inc.	39,291	1,814,458
Convergys Corp.	32,832	668,788
CoreLogic, Inc.*	29,362	927,546
DST Systems, Inc.	9,589	902,804
Gartner, Inc.*	28,802	2,425,416
Global Payments, Inc.	22,130	1,786,555
Jack Henry & Associates, Inc.	26,756	1,662,618
Leidos Holdings, Inc.	20,381	886,981
NeuStar, Inc., Class A*	10,582	294,180
Science Applications International Corp.	13,252	656,372
VeriFone Systems, Inc.*	37,021	1,377,181
WEX, Inc.*	12,695	1,255,789

		15,169,046

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Micro Devices, Inc.*	205,892	549,732
Atmel Corp.*	136,517	1,146,060
Cree, Inc.*	39,081	1,259,190
Cypress Semiconductor Corp.*	48,608	694,122
Fairchild Semiconductor International, Inc.*	38,861	655,974
Integrated Device Technology, Inc.*	48,689	954,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

International Rectifier Corp.*	23,431	$934,897
Intersil Corp., Class A	42,451	614,266
RF Micro Devices, Inc.*	191,088	3,170,150
Semtech Corp.*	21,841	602,156
Silicon Laboratories, Inc.*	12,896	614,107
Skyworks Solutions, Inc.	62,395	4,536,740
SunEdison, Inc.*	82,507	1,609,712
Teradyne, Inc.	70,888	1,402,874

		18,744,284

Software (3.6%)
ACI Worldwide, Inc.*	37,659	759,582
Advent Software, Inc.	14,583	446,823
ANSYS, Inc.*	30,084	2,466,888
Cadence Design Systems, Inc.*	95,833	1,817,952
CDK Global, Inc.	52,583	2,143,283
CommVault Systems, Inc.*	14,096	728,622
FactSet Research Systems, Inc.	12,703	1,787,947
Fair Isaac Corp.	10,520	760,596
Fortinet, Inc.*	45,345	1,390,278
Informatica Corp.*	35,557	1,355,966
Mentor Graphics Corp.	32,060	702,755
PTC, Inc.*	37,953	1,390,978
Rovi Corp.*	31,044	701,284
SolarWinds, Inc.*	21,551	1,073,886
Solera Holdings, Inc.	22,323	1,142,491
Synopsys, Inc.*	51,009	2,217,361
Tyler Technologies, Inc.*	10,818	1,183,922
Ultimate Software Group, Inc.*	9,290	1,363,912

		23,434,526

Technology Hardware, Storage & Peripherals (0.7%)
3D Systems Corp.*	34,240	1,125,469
Diebold, Inc.	21,176	733,537
Lexmark International, Inc., Class A	20,219	834,438
NCR Corp.*	55,137	1,606,692

		4,300,136

Total Information Technology		94,743,444

Materials (6.1%)
Chemicals (2.5%)
Albemarle Corp.	25,621	1,540,591
Ashland, Inc.	20,881	2,500,709
Cabot Corp.	20,956	919,130
Cytec Industries, Inc.	23,605	1,089,843
Minerals Technologies, Inc.	11,305	785,132
NewMarket Corp.	3,485	1,406,302
Olin Corp.	25,585	582,570
PolyOne Corp.	29,745	1,127,633
RPM International, Inc.	43,693	2,215,672
Scotts Miracle-Gro Co., Class A	14,528	905,385
Sensient Technologies Corp.	15,774	951,803
Valspar Corp.	24,954	2,158,022

		16,182,792

Construction Materials (0.2%)
Eagle Materials, Inc.	16,460	1,251,454

Containers & Packaging (1.7%)
AptarGroup, Inc.	21,178	1,415,537

Bemis Co., Inc.	32,703	$1,478,503
Greif, Inc., Class A	11,112	524,820
Packaging Corp. of America	32,203	2,513,444
Rock-Tenn Co., Class A	45,823	2,794,287
Silgan Holdings, Inc.	14,269	764,818
Sonoco Products Co.	33,131	1,447,825

		10,939,234

Metals & Mining (1.5%)
Carpenter Technology Corp.	17,441	858,969
Cliffs Natural Resources, Inc.	50,274	358,957
Commercial Metals Co.	38,727	630,863
Compass Minerals International, Inc.	11,002	955,304
Reliance Steel & Aluminum Co.	25,564	1,566,306
Royal Gold, Inc.	21,348	1,338,520
Steel Dynamics, Inc.	78,714	1,553,814
TimkenSteel Corp.	12,576	465,689
United States Steel Corp.	47,638	1,273,840
Worthington Industries, Inc.	16,610	499,795

		9,502,057

Paper & Forest Products (0.2%)
Domtar Corp.	21,094	848,400
Louisiana-Pacific Corp.*	46,596	771,630

		1,620,030

Total Materials		39,495,567

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	32,128	811,232

Total Telecommunication Services		811,232

Utilities (4.0%)
Electric Utilities (1.5%)
Cleco Corp.	19,774	1,078,474
Great Plains Energy, Inc.	50,380	1,431,296
Hawaiian Electric Industries, Inc.	33,589	1,124,560
IDACORP, Inc.	16,464	1,089,752
OGE Energy Corp.	65,246	2,314,928
PNM Resources, Inc.	26,099	773,313
Westar Energy, Inc.	42,802	1,765,155

		9,577,478

Gas Utilities (1.4%)
Atmos Energy Corp.	32,867	1,832,007
National Fuel Gas Co.	27,562	1,916,386
ONE Gas, Inc.	17,057	703,089
Questar Corp.	57,384	1,450,667
UGI Corp.	56,444	2,143,743
WGL Holdings, Inc.	16,264	888,340

		8,934,232

Multi-Utilities (0.9%)
Alliant Energy Corp.	36,313	2,411,909
Black Hills Corp.	14,631	776,028
MDU Resources Group, Inc.	63,557	1,493,590
Vectren Corp.	27,029	1,249,551

		5,931,078

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Water Utilities (0.2%)
Aqua America, Inc.	57,793	$1,543,073

Total Utilities		25,985,861

Total Investments (82.2%) (Cost $434,323,293)		534,583,122
Other Assets Less Liabilities (17.8%)		115,402,280

Net Assets (100%)		$649,985,402

*	Non-income producing.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	797	March-15	$112,715,392	$115,453,420	$2,738,028

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$72,929,938	$—	$—	$72,929,938
Consumer Staples	18,254,948	—	—	18,254,948
Energy	21,643,647	—	—	21,643,647
Financials	125,044,949	—	—	125,044,949
Health Care	54,934,287	—	—	54,934,287
Industrials	80,739,249	—	—	80,739,249
Information Technology	94,743,444	—	—	94,743,444
Materials	39,495,567	—	—	39,495,567
Telecommunication Services	811,232	—	—	811,232
Utilities	25,985,861	—	—	25,985,861
Futures	2,738,028	—	—	2,738,028

Total Assets	$537,321,150	$—	$—	$537,321,150

Total Liabilities	$—	$—	$—	$—

Total	$537,321,150	$—	$—	$537,321,150

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,738,028	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$10,020,819	$10,020,819

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(330,203)	$(330,203)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $109,907,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,792,686
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$87,882,699

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,401,279
Aggregate gross unrealized depreciation	(16,161,023)

Net unrealized appreciation	$100,240,256

Federal income tax cost of investments	$434,342,866

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $434,323,293)	$534,583,122
Cash	112,661,916
Cash held as collateral at broker	5,642,000
Dividends, interest and other receivables	477,627
Receivable from Separate Accounts for Trust shares sold	210,317
Receivable for securities sold	5,347
Other assets	2,670

Total assets	653,582,999

LIABILITIES
Payable for securities purchased	1,590,903
Due to broker for futures variation margin	1,509,059
Investment management fees payable	246,043
Distribution fees payable – Class IB	92,827
Administrative fees payable	77,153
Payable to Separate Accounts for Trust shares redeemed	30,724
Trustees’ fees payable	1,193
Accrued expenses	49,695

Total liabilities	3,597,597

NET ASSETS	$649,985,402

Net assets were comprised of:
Paid in capital	$544,971,460
Accumulated undistributed net investment income (loss)	24,003
Accumulated undistributed net realized gain (loss) on investments and futures	1,992,082
Net unrealized appreciation (depreciation) on investments and futures	102,997,857

Net assets	$649,985,402

Class IA
Net asset value, offering and redemption price per share, $2,306 / 111 shares outstanding (unlimited amount authorized: $0.01 par value)†	$20.75

Class IB
Net asset value, offering and redemption price per share, $439,683,387 / 21,333,664 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.61

Class K
Net asset value, offering and redemption price per share, $210,299,709 / 10,131,405 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.76

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$7,170,741
Interest	103,394

Total income	7,274,135

EXPENSES
Investment management fees	2,782,210
Distribution fees – Class IB	1,103,948
Administrative fees	929,347
Printing and mailing expenses	47,894
Custodian fees	45,500
Professional fees	41,447
Trustees’ fees	15,752
Distribution fees – Class IA	5
Miscellaneous	14,594

Total expenses	4,980,697

NET INVESTMENT INCOME (LOSS)	2,293,438

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	18,603,497
Futures	10,020,819

Net realized gain (loss)	28,624,316

Change in unrealized appreciation (depreciation) on:
Investments	22,676,691
Futures	(330,203)

Net change in unrealized appreciation (depreciation)	22,346,488

NET REALIZED AND UNREALIZED GAIN (LOSS)	50,970,804

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$53,264,242

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,293,438	$1,071,078
Net realized gain (loss) on investments, futures and foreign currency transactions	28,624,316	27,338,570
Net change in unrealized appreciation (depreciation) on investments and futures	22,346,488	62,460,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,264,242	90,869,778

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(7)	(3)
Class IB	(1,349,600)	(701,151)
Class K	(1,040,892)	(612,199)

	(2,390,499)	(1,313,353)

Distributions from net realized capital gains
Class IA	(107)	(86)
Class IB	(20,697,400)	(19,182,033)
Class K	(9,614,228)	(6,378,625)

	(30,311,735)	(25,560,744)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,702,234)	(26,874,097)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 5 and 5 shares, respectively ]	114	89
Capital shares repurchased [ 0 and (10,631) shares, respectively ]	—	(182,954)

Total Class IA transactions	114	(182,865)

Class IB
Capital shares sold [ 1,326,849 and 1,551,961 shares, respectively ]	26,837,651	29,059,819
Capital shares sold in-kind (Note 9)[ 0 and 19,477,124 shares, respectively ]	—	373,483,914
Capital shares issued in reinvestment of dividends and distributions [ 1,067,521 and 1,024,926 shares, respectively ]	22,047,000	19,883,184
Capital shares repurchased [ (4,265,075) and (3,193,855) shares, respectively ]	(87,192,752)	(61,199,390)

Total Class IB transactions	(38,308,101)	361,227,527

Class K
Capital shares sold [ 2,421,069 and 2,648,327 shares, respectively ]	50,076,954	49,449,979
Capital shares sold in-kind (Note 9)[ 0 and 8 shares, respectively ]	—	149
Capital shares issued in reinvestment of dividends and distributions [ 512,585 and 357,773 shares, respectively ]	10,655,120	6,990,824
Capital shares repurchased [ (707,942) and (2,461,933) shares, respectively ]	(14,192,464)	(46,486,532)

Total Class K transactions	46,539,610	9,954,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	8,231,623	370,999,082

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,793,631	434,994,763
NET ASSETS:
Beginning of year	621,191,771	186,197,008

End of year (a)	$649,985,402	$621,191,771

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$24,003	$2,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$20.06	$15.93	$13.81	$15.42		$12.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	(0.07)†	0.02	0.04		0.05
Net realized and unrealized gain (loss) on investments and futures	1.70	5.08	2.25	(1.27)		2.98

Total from investment operations	1.76	5.01	2.27	(1.23)		3.03

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)	(0.04)		(0.03)
Distributions from net realized gains	(1.01)	(0.85)	(0.13)	(0.34)		(0.45)

Total dividends and distributions	(1.07)	(0.88)	(0.15)	(0.38)		(0.48)

Net asset value, end of year	$20.75	$20.06	$15.93	$13.81		$15.42

Total return	8.81%	31.63%	16.44%	(7.92)%		23.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$171	$147		$74,459
Ratio of expenses to average net assets:
After waivers and reimbursements	0.87%	0.95%	0.95%	0.68%		0.68%
Before waivers and reimbursements	0.87%	0.95%	0.95%	0.72%		0.90%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.30%	(0.40)%	0.14%	0.24%		0.38%
Before waivers and reimbursements	0.30%	(0.40)%	0.13%	0.21%		0.16%
Portfolio turnover rate^	13%	12%	8%	15%		13%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.93	$15.83	$13.72	$15.33		$12.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04	0.02	—	#	0.03
Net realized and unrealized gain (loss) on investments and futures	1.69	4.94	2.24	(1.26)		2.96

Total from investment operations	1.75	4.98	2.26	(1.26)		2.99

Less distributions:
Dividends from net investment income	(0.06)	(0.03)	(0.02)	(0.01)		—
Distributions from net realized gains	(1.01)	(0.85)	(0.13)	(0.34)		(0.45)

Total dividends and distributions	(1.07)	(0.88)	(0.15)	(0.35)		(0.45)

Net asset value, end of year	$20.61	$19.93	$15.83	$13.72		$15.33

Total return	8.82%	31.64%	16.48%	(8.19)%		23.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$439,683	$462,533	$68,756	$50,221		$24,326
Ratio of expenses to average net assets:
After waivers and reimbursements	0.88%	0.92%	0.95%	0.93%		0.93%
Before waivers and reimbursements	0.88%	0.92%	0.95%	0.97	%(c)	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.29%	0.22%	0.14%	0.01%		0.19%
Before waivers and reimbursements	0.29%	0.22%	0.14%	(0.03)%		0.06%
Portfolio turnover rate^	13%	12%	8%	15%		13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$20.07	$15.93	$13.81	$13.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.07	0.06	0.01
Net realized and unrealized gain (loss) on investments and futures	1.70	5.00	2.25	0.41

Total from investment operations	1.82	5.07	2.31	0.42

Less distributions:
Dividends from net investment income	(0.12)	(0.08)	(0.06)	(0.04)
Distributions from net realized gains	(1.01)	(0.85)	(0.13)	—

Total dividends and distributions	(1.13)	(0.93)	(0.19)	(0.04)

Net asset value, end of period	$20.76	$20.07	$15.93	$13.81

Total return (b)	9.08%	32.01%	16.74%	3.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$210,300	$158,656	$117,270	$106,694
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.63%	0.68%	0.70%	0.67%
Before waivers and reimbursements (a)	0.63%	0.68%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.56%	0.37%	0.39%	0.28%
Before waivers and reimbursements (a)	0.56%	0.37%	0.39%	0.25%
Portfolio turnover rate^	13%	12%	8%	15%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	4.06%	12.99%	16.47%
Portfolio – Class IB Shares**	4.03	12.87	16.23
Portfolio – Class K Shares***	4.31	N/A	17.85
Russell 2000® Index	4.89	15.55	19.03
VMI – SCC	4.74	14.43	16.95
* Date of inception 5/27/09. ** Date of inception 10/29/09. *** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.06% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 2000® Index and the VMI – SCC returned 4.89% and 4.74%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	17.4%
Information Technology	12.8
Health Care	10.6
Industrials	9.9
Consumer Discretionary	9.9
Materials	3.3
Utilities	2.6
Energy	2.4
Consumer Staples	2.4
Telecommunication Services	0.6
Cash and Other	28.1

100.0%

AXA 2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,012.53	$4.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.47
Class IB
Actual	1,000.00	1,012.60	4.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.41
Class K
Actual	1,000.00	1,013.96	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.88%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.9%)
Auto Components (0.9%)
American Axle & Manufacturing Holdings, Inc.*	70,519	$1,593,024
Cooper Tire & Rubber Co.	60,381	2,092,202
Cooper-Standard Holding, Inc.*	14,132	817,960
Dana Holding Corp.	175,718	3,820,109
Dorman Products, Inc.*	27,903	1,346,878
Drew Industries, Inc.*	24,628	1,257,752
Federal-Mogul Holdings Corp.*	29,978	482,346
Fox Factory Holding Corp.*	11,955	194,030
Fuel Systems Solutions, Inc.*	13,877	151,814
Gentherm, Inc.*	36,412	1,333,407
Modine Manufacturing Co.*	49,340	671,024
Motorcar Parts of America, Inc.*	18,299	568,916
Remy International, Inc.	31,917	667,704
Shiloh Industries, Inc.*	8,697	136,804
Spartan Motors, Inc.	35,666	187,603
Standard Motor Products, Inc.	20,414	778,182
Stoneridge, Inc.*	29,748	382,559
Strattec Security Corp.	3,555	293,572
Superior Industries International, Inc.	24,109	477,117
Tenneco, Inc.*	63,210	3,578,318
Tower International, Inc.*	21,650	553,158

		21,384,479

Automobiles (0.0%)
Winnebago Industries, Inc.	28,303	615,873

Distributors (0.2%)
Core-Mark Holding Co., Inc.	23,856	1,477,402
Pool Corp.	46,751	2,965,883
VOXX International Corp.*	20,588	180,351
Weyco Group, Inc.	6,615	196,267

		4,819,903

Diversified Consumer Services (0.7%)
2U, Inc.*	10,856	213,429
American Public Education, Inc.*	18,278	673,910
Ascent Capital Group, Inc., Class A*	14,471	765,950
Bridgepoint Education, Inc.*	17,755	200,987
Bright Horizons Family Solutions, Inc.*	31,820	1,495,858
Capella Education Co.	11,343	872,957
Career Education Corp.*	69,759	485,523
Carriage Services, Inc.	16,746	350,829
Chegg, Inc.*	76,793	530,640
Collectors Universe, Inc.	7,235	150,922
Grand Canyon Education, Inc.*	48,477	2,261,937
Houghton Mifflin Harcourt Co.*	112,967	2,339,546
ITT Educational Services, Inc.*	24,806	238,386
K12, Inc.*	35,739	424,222
Liberty Tax, Inc.*	3,892	139,100
LifeLock, Inc.*	83,451	1,544,678
Regis Corp.*	45,040	754,870
Sotheby’s, Inc.	63,281	2,732,473
Steiner Leisure Ltd.*	14,174	654,980

Strayer Education, Inc.*	11,288	$838,473
Universal Technical Institute, Inc.	22,011	216,588
Weight Watchers International, Inc.*	28,764	714,498

		18,600,756

Hotels, Restaurants & Leisure (2.3%)
Belmond Ltd., Class A*	100,499	1,243,173
Biglari Holdings, Inc.*	1,803	720,317
BJ’s Restaurants, Inc.*	22,540	1,131,733
Bloomin’ Brands, Inc.*	80,147	1,984,440
Bob Evans Farms, Inc.	25,542	1,307,240
Boyd Gaming Corp.*	81,790	1,045,276
Bravo Brio Restaurant Group, Inc.*	20,650	287,242
Buffalo Wild Wings, Inc.*	19,652	3,544,828
Caesars Acquisition Co., Class A*	49,325	508,541
Caesars Entertainment Corp.*	53,615	841,219
Carrols Restaurant Group, Inc.*	37,191	283,767
Cheesecake Factory, Inc.	51,785	2,605,303
Churchill Downs, Inc.	13,870	1,321,811
Chuy’s Holdings, Inc.*	17,280	339,898
ClubCorp Holdings, Inc.	22,408	401,775
Cracker Barrel Old Country Store, Inc.	19,717	2,775,365
Dave & Buster’s Entertainment, Inc.*	6,757	184,466
Del Frisco’s Restaurant Group, Inc.*	24,456	580,585
Denny’s Corp.*	90,317	931,168
Diamond Resorts International, Inc.*	36,886	1,029,119
DineEquity, Inc.	17,217	1,784,370
El Pollo Loco Holdings, Inc.*	8,566	171,063
Empire Resorts, Inc.*	15,637	121,343
Famous Dave’s of America, Inc.*	4,915	129,117
Fiesta Restaurant Group, Inc.*	27,714	1,685,011
Habit Restaurants, Inc., Class A*	5,842	188,989
Ignite Restaurant Group, Inc.*	7,598	59,796
International Speedway Corp., Class A	28,585	904,715
Interval Leisure Group, Inc.	41,128	859,164
Intrawest Resorts Holdings, Inc.*	13,613	162,539
Isle of Capri Casinos, Inc.*	23,713	198,478
Jack in the Box, Inc.	41,596	3,326,016
Jamba, Inc.*	18,112	273,310
Krispy Kreme Doughnuts, Inc.*	67,668	1,335,766
La Quinta Holdings, Inc.*	46,628	1,028,614
Life Time Fitness, Inc.*	42,498	2,406,237
Marcus Corp.	18,839	348,710
Marriott Vacations Worldwide Corp.	27,974	2,085,182
Monarch Casino & Resort, Inc.*	10,111	167,742
Morgans Hotel Group Co.*	31,809	249,383
Nathan’s Famous, Inc.*	3,277	262,160
Noodles & Co.*	11,164	294,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Papa John’s International, Inc.	31,686	$1,768,079
Papa Murphy’s Holdings, Inc.*	6,767	78,633
Penn National Gaming, Inc.*	82,266	1,129,512
Pinnacle Entertainment, Inc.*	54,648	1,215,918
Popeyes Louisiana Kitchen, Inc.*	24,451	1,375,858
Potbelly Corp.*	15,781	203,102
Red Robin Gourmet Burgers, Inc.*	14,800	1,139,230
Ruby Tuesday, Inc.*	63,531	434,552
Ruth’s Hospitality Group, Inc.	37,123	556,845
Scientific Games Corp., Class A*	52,369	666,657
Sonic Corp.	56,432	1,536,643
Speedway Motorsports, Inc.	11,283	246,759
Texas Roadhouse, Inc.	72,189	2,437,101
Vail Resorts, Inc.	37,511	3,418,377
Zoe’s Kitchen, Inc.*	6,351	189,958

		57,506,366

Household Durables (0.8%)
Beazer Homes USA, Inc.*	28,037	542,796
Cavco Industries, Inc.*	9,184	728,016
Century Communities, Inc.*	3,976	68,705
CSS Industries, Inc.	9,765	269,905
Dixie Group, Inc.*	15,655	143,556
Ethan Allen Interiors, Inc.	26,250	812,963
Flexsteel Industries, Inc.	4,918	158,606
Helen of Troy Ltd.*	29,697	1,932,087
Hovnanian Enterprises, Inc., Class A*	120,981	499,652
Installed Building Products, Inc.*	9,039	161,075
iRobot Corp.*	30,537	1,060,245
KB Home	87,575	1,449,366
La-Z-Boy, Inc.	54,274	1,456,714
LGI Homes, Inc.*	15,322	228,604
Libbey, Inc.*	22,320	701,741
Lifetime Brands, Inc.	11,217	192,932
M.D.C. Holdings, Inc.	40,784	1,079,552
M/I Homes, Inc.*	25,689	589,819
Meritage Homes Corp.*	40,965	1,474,330
NACCO Industries, Inc., Class A	4,698	278,873
New Home Co., Inc.*	9,468	137,097
Ryland Group, Inc.	49,028	1,890,520
Skullcandy, Inc.*	21,182	194,663
Standard Pacific Corp.*	152,230	1,109,757
TRI Pointe Homes, Inc.*	152,777	2,329,849
Turtle Beach Corp.*	8,127	25,925
UCP, Inc., Class A*	9,003	94,532
Universal Electronics, Inc.*	16,512	1,073,775
WCI Communities, Inc.*	12,962	253,796
William Lyon Homes, Class A*	18,883	382,758

		21,322,209

Internet & Catalog Retail (0.4%)
1-800-Flowers.com, Inc., Class A*	25,085	206,700
Blue Nile, Inc.*	12,632	454,878
Coupons.com, Inc.*	12,842	227,946
EVINE Live, Inc.*	44,609	293,973

FTD Cos., Inc.*	19,587	$682,019
Gaiam, Inc., Class A*	15,084	107,549
HSN, Inc.	34,344	2,610,144
Lands’ End, Inc.*	17,071	921,151
Nutrisystem, Inc.	29,919	584,917
Orbitz Worldwide, Inc.*	54,339	447,210
Overstock.com, Inc.*	11,988	290,949
PetMed Express, Inc.	21,191	304,515
RetailMeNot, Inc.*	31,847	465,603
Shutterfly, Inc.*	39,913	1,664,173
Travelport Worldwide Ltd.	30,863	555,534
Wayfair, Inc., Class A*	12,800	254,080

		10,071,341

Leisure Products (0.4%)
Arctic Cat, Inc.	13,395	475,523
Black Diamond, Inc.*	23,178	202,808
Brunswick Corp.	96,267	4,934,646
Callaway Golf Co.	80,236	617,817
Escalade, Inc.	9,175	138,451
JAKKS Pacific, Inc.*	19,199	130,553
Johnson Outdoors, Inc., Class A	5,067	158,090
LeapFrog Enterprises, Inc.*	69,667	328,828
Malibu Boats, Inc., Class A*	8,965	172,756
Marine Products Corp.	10,710	90,392
Nautilus, Inc.*	32,134	487,794
Smith & Wesson Holding Corp.*	57,335	542,963
Sturm Ruger & Co., Inc.	20,284	702,435

		8,983,056

Media (1.0%)
AH Belo Corp., Class A	19,393	201,299
AMC Entertainment Holdings, Inc., Class A	22,225	581,850
Carmike Cinemas, Inc.*	25,110	659,640
Central European Media Enterprises Ltd., Class A*	72,864	233,893
Cinedigm Corp., Class A*	80,232	129,976
Crown Media Holdings, Inc., Class A*	35,394	125,295
Cumulus Media, Inc., Class A*	149,268	631,404
Daily Journal Corp.*	1,110	291,941
Dex Media, Inc.*	15,447	138,560
Entercom Communications Corp., Class A*	25,950	315,552
Entravision Communications Corp., Class A	60,018	388,917
Eros International plc*	22,811	482,681
EW Scripps Co., Class A*	32,380	723,693
Global Sources Ltd.*	16,134	102,612
Gray Television, Inc.*	51,202	573,462
Harte-Hanks, Inc.	52,028	402,697
Hemisphere Media Group, Inc.*	9,061	122,233
Journal Communications, Inc., Class A*	46,346	529,735
Lee Enterprises, Inc.*	55,359	203,721
Loral Space & Communications, Inc.*	13,636	1,073,290
Martha Stewart Living Omnimedia, Inc., Class A*	31,758	136,877
McClatchy Co., Class A*	65,597	217,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

MDC Partners, Inc., Class A	44,185	$1,003,883
Media General, Inc.*	56,365	942,986
Meredith Corp.	37,284	2,025,267
National CineMedia, Inc.	63,756	916,174
New Media Investment Group, Inc.	38,086	899,972
New York Times Co., Class A	143,491	1,896,951
Nexstar Broadcasting Group, Inc., Class A	31,755	1,644,591
Radio One, Inc., Class D*	21,989	36,722
ReachLocal, Inc.*	13,200	45,408
Reading International, Inc., Class A*	18,263	242,167
Rentrak Corp.*	10,292	749,463
Saga Communications, Inc., Class A	3,693	160,572
Salem Communications Corp., Class A	10,717	83,807
Scholastic Corp.	27,448	999,656
SFX Entertainment, Inc.*	45,792	207,438
Sinclair Broadcast Group, Inc., Class A	71,257	1,949,591
Sizmek, Inc.*	22,347	139,892
Time, Inc.	114,288	2,812,628
Townsquare Media, Inc., Class A*	9,188	121,282
World Wrestling Entertainment, Inc., Class A	31,532	389,105

		25,534,665

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	15,567	115,351
Burlington Stores, Inc.*	29,658	1,401,637
Fred’s, Inc., Class A	37,868	659,282
Tuesday Morning Corp.*	45,050	977,585

		3,153,855

Specialty Retail (2.4%)
Aeropostale, Inc.*	83,589	193,927
American Eagle Outfitters, Inc.	202,089	2,804,995
America’s Car-Mart, Inc.*	8,065	430,510
ANN, Inc.*	48,758	1,778,692
Asbury Automotive Group, Inc.*	31,800	2,414,256
Barnes & Noble, Inc.*	42,666	990,705
bebe stores, Inc.	32,486	71,144
Big 5 Sporting Goods Corp.	19,442	284,437
Boot Barn Holdings, Inc.*	5,825	106,015
Brown Shoe Co., Inc.	45,095	1,449,804
Buckle, Inc.	29,315	1,539,624
Build-A-Bear Workshop, Inc.*	12,816	257,602
Cato Corp., Class A	28,338	1,195,297
Children’s Place, Inc.	23,006	1,311,342
Christopher & Banks Corp.*	38,120	217,665
Citi Trends, Inc.*	16,205	409,176
Conn’s, Inc.*	28,930	540,702
Container Store Group, Inc.*	18,196	348,090
Destination Maternity Corp.	14,490	231,116
Destination XL Group, Inc.*	36,470	199,126
Express, Inc.*	87,404	1,283,965
Finish Line, Inc., Class A	50,102	1,217,980
Five Below, Inc.*	56,374	2,301,751
Francesca’s Holdings Corp.*	44,002	734,833

Genesco, Inc.*	24,850	$1,904,007
Group 1 Automotive, Inc.	25,151	2,254,033
Guess?, Inc.	63,629	1,341,299
Haverty Furniture Cos., Inc.	20,624	453,934
hhgregg, Inc.*	12,055	91,256
Hibbett Sports, Inc.*	26,891	1,302,331
Kirkland’s, Inc.*	15,095	356,846
Lithia Motors, Inc., Class A	23,670	2,051,952
Lumber Liquidators Holdings, Inc.*	28,575	1,894,808
MarineMax, Inc.*	26,069	522,684
Mattress Firm Holding Corp.*	15,414	895,245
Men’s Wearhouse, Inc.	49,854	2,201,054
Monro Muffler Brake, Inc.	32,667	1,888,153
New York & Co., Inc.*	29,306	77,368
Office Depot, Inc.*	554,343	4,753,491
Outerwall, Inc.*	19,747	1,485,369
Pacific Sunwear of California, Inc.*	53,663	116,985
Pep Boys-Manny, Moe & Jack*	55,927	549,203
Pier 1 Imports, Inc.	98,316	1,514,066
Rent-A-Center, Inc.	54,775	1,989,428
Restoration Hardware Holdings, Inc.*	32,403	3,111,012
Sears Hometown and Outlet Stores, Inc.*	11,548	151,856
Select Comfort Corp.*	56,338	1,522,816
Shoe Carnival, Inc.	15,489	397,912
Sonic Automotive, Inc., Class A	41,478	1,121,565
Sportsman’s Warehouse Holdings, Inc.*	10,928	79,993
Stage Stores, Inc.	32,733	677,573
Stein Mart, Inc.	28,352	414,506
Systemax, Inc.*	11,050	149,175
Tile Shop Holdings, Inc.*	28,948	257,058
Tilly’s, Inc., Class A*	10,799	104,642
Vitamin Shoppe, Inc.*	32,098	1,559,321
West Marine, Inc.*	18,297	236,397
Winmark Corp.	2,505	217,735
Zumiez, Inc.*	21,489	830,120

		60,787,947

Textiles, Apparel & Luxury Goods (0.7%)
Columbia Sportswear Co.	28,282	1,259,680
Crocs, Inc.*	85,535	1,068,332
Culp, Inc.	9,257	200,692
G-III Apparel Group Ltd.*	19,850	2,005,048
Iconix Brand Group, Inc.*	49,773	1,681,830
Movado Group, Inc.	18,972	538,236
Oxford Industries, Inc.	15,063	831,628
Perry Ellis International, Inc.*	12,325	319,587
Quiksilver, Inc.*	138,594	306,293
Sequential Brands Group, Inc.*	17,468	228,307
Skechers U.S.A., Inc., Class A*	40,635	2,245,084
Steven Madden Ltd.*	60,450	1,924,123
Tumi Holdings, Inc.*	52,864	1,254,463
Unifi, Inc.*	15,312	455,226
Vera Bradley, Inc.*	22,625	461,097
Vince Holding Corp.*	11,513	300,950
Wolverine World Wide, Inc.	105,202	3,100,303

		18,180,879

Total Consumer Discretionary		250,961,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Staples (2.4%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	8,682	$2,513,787
Coca-Cola Bottling Co. Consolidated	4,775	420,343
Craft Brew Alliance, Inc.*	11,692	155,971
National Beverage Corp.*	11,626	262,980

		3,353,081

Food & Staples Retailing (0.8%)
Andersons, Inc.	29,183	1,550,785
Casey’s General Stores, Inc.	39,963	3,609,458
Chefs’ Warehouse, Inc.*	18,688	430,571
Diplomat Pharmacy, Inc.*	15,810	432,720
Fairway Group Holdings Corp.*	21,098	66,459
Fresh Market, Inc.*	44,576	1,836,531
Ingles Markets, Inc., Class A	13,425	497,933
Liberator Medical Holdings, Inc.	30,041	87,119
Natural Grocers by Vitamin Cottage, Inc.*	9,281	261,446
Pantry, Inc.*	24,233	898,075
PriceSmart, Inc.	19,321	1,762,462
Roundy’s, Inc.*	42,524	205,816
Smart & Final Stores, Inc.*	13,455	211,647
SpartanNash Co.	38,995	1,019,329
SUPERVALU, Inc.*	210,389	2,040,773
United Natural Foods, Inc.*	51,513	3,983,243
Village Super Market, Inc., Class A	6,678	182,777
Weis Markets, Inc.	11,019	526,928

		19,604,072

Food Products (1.1%)
Alico, Inc.	3,276	163,898
B&G Foods, Inc.	55,637	1,663,546
Boulder Brands, Inc.*	63,026	697,068
Calavo Growers, Inc.	14,753	697,817
Cal-Maine Foods, Inc.	32,240	1,258,327
Chiquita Brands International, Inc. (b)*	48,866	706,602
Darling Ingredients, Inc.*	171,068	3,106,595
Dean Foods Co.	97,252	1,884,744
Diamond Foods, Inc.*	22,816	644,096
Farmer Bros Co.*	7,719	227,325
Fresh Del Monte Produce, Inc.	37,360	1,253,428
Freshpet, Inc.*	12,212	208,337
Inventure Foods, Inc.*	16,192	206,286
J&J Snack Foods Corp.	15,386	1,673,535
John B. Sanfilippo & Son, Inc.	8,526	387,933
Lancaster Colony Corp.	19,148	1,793,019
Lifeway Foods, Inc.*	4,448	82,421
Limoneira Co.	11,721	292,791
Omega Protein Corp.*	22,227	234,939
Post Holdings, Inc.*	45,724	1,915,378
Sanderson Farms, Inc.	24,056	2,021,305
Seaboard Corp.*	292	1,225,801
Seneca Foods Corp., Class A*	8,715	235,567
Snyder’s-Lance, Inc.	49,377	1,508,467
Tootsie Roll Industries, Inc.	19,440	595,836
TreeHouse Foods, Inc.*	43,718	3,739,201

		28,424,262

Household Products (0.2%)
Central Garden & Pet Co., Class A*	45,182	$431,488
Harbinger Group, Inc.*	86,229	1,221,003
Oil-Dri Corp. of America	5,261	171,666
Orchids Paper Products Co.	8,659	252,064
WD-40 Co.	15,579	1,325,461

		3,401,682

Personal Products (0.1%)
Elizabeth Arden, Inc.*	26,680	570,685
Female Health Co.	22,843	89,545
IGI Laboratories, Inc.*	33,331	293,313
Inter Parfums, Inc.	17,405	477,767
Medifast, Inc.*	12,786	428,970
Nature’s Sunshine Products, Inc.	10,743	159,211
Nutraceutical International Corp.*	9,240	199,215
Revlon, Inc., Class A*	11,895	406,333
Synutra International, Inc.*	19,100	116,128
USANA Health Sciences, Inc.*	5,953	610,718

		3,351,885

Tobacco (0.1%)
22nd Century Group, Inc.*	48,059	79,297
Alliance One International, Inc.*	87,550	138,329
Universal Corp.	24,116	1,060,622
Vector Group Ltd.	77,683	1,655,425

		2,933,673

Total Consumer Staples		61,068,655

Energy (2.4%)
Energy Equipment & Services (0.8%)
Aspen Aerogels, Inc.*	5,014	40,012
Basic Energy Services, Inc.*	33,639	235,809
Bristow Group, Inc.	36,637	2,410,348
C&J Energy Services, Inc.*	48,250	637,383
CARBO Ceramics, Inc.	20,655	827,233
CHC Group Ltd.*	34,624	111,489
Dawson Geophysical Co.	8,032	98,231
Era Group, Inc.*	21,489	454,492
Exterran Holdings, Inc.	60,530	1,972,067
FMSA Holdings, Inc.*	24,684	170,813
Forum Energy Technologies, Inc.*	61,328	1,271,330
Geospace Technologies Corp.*	13,984	370,576
Glori Energy, Inc.*	12,852	53,721
Gulf Island Fabrication, Inc.	14,828	287,515
Gulfmark Offshore, Inc., Class A	28,059	685,201
Helix Energy Solutions Group, Inc.*	109,060	2,366,602
Hercules Offshore, Inc.*	170,670	170,670
Hornbeck Offshore Services, Inc.*	38,106	951,507
Independence Contract Drilling, Inc.*	10,400	54,288
ION Geophysical Corp.*	136,064	374,176
Key Energy Services, Inc.*	138,745	231,704
Matrix Service Co.*	27,556	615,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

McDermott International, Inc.*	248,254	$722,419
Mitcham Industries, Inc.*	13,372	79,296
Natural Gas Services Group, Inc.*	13,076	301,271
Newpark Resources, Inc.*	88,412	843,451
Nordic American Offshore Ltd.	19,184	235,580
North Atlantic Drilling Ltd.	74,495	121,427
Nuverra Environmental Solutions, Inc.*	16,088	89,288
Parker Drilling Co.*	127,190	390,473
PHI, Inc. (Non-Voting)*	13,136	491,286
Pioneer Energy Services Corp.*	65,789	364,471
Profire Energy, Inc.*	15,319	34,927
RigNet, Inc.*	12,481	512,096
SEACOR Holdings, Inc.*	19,215	1,418,259
Tesco Corp.	36,203	464,123
TETRA Technologies, Inc.*	82,898	553,759
Vantage Drilling Co.*	217,431	106,280
Willbros Group, Inc.*	42,048	263,641

		21,382,264

Oil, Gas & Consumable Fuels (1.6%)
Abraxas Petroleum Corp.*	97,007	285,201
Adams Resources & Energy, Inc.	2,307	115,235
Alon USA Energy, Inc.	27,344	346,448
Alpha Natural Resources, Inc.*	234,096	390,940
American Eagle Energy Corp.*	32,076	19,970
Amyris, Inc.*	27,672	57,004
Apco Oil and Gas International, Inc.*	9,669	135,656
Approach Resources, Inc.*	41,759	266,840
Arch Coal, Inc.	217,856	387,784
Ardmore Shipping Corp.	18,273	218,728
Bill Barrett Corp.*	52,007	592,360
Bonanza Creek Energy, Inc.*	34,316	823,584
BPZ Resources, Inc.*	125,199	36,182
Callon Petroleum Co.*	56,979	310,536
Carrizo Oil & Gas, Inc.*	46,997	1,955,075
Clayton Williams Energy, Inc.*	6,058	386,500
Clean Energy Fuels Corp.*	72,770	363,486
Cloud Peak Energy, Inc.*	63,449	582,462
Comstock Resources, Inc.	49,936	340,064
Contango Oil & Gas Co.*	17,925	524,127
Delek U.S. Holdings, Inc.	61,517	1,678,184
DHT Holdings, Inc.	95,366	697,125
Diamondback Energy, Inc.*	43,325	2,589,968
Dorian LPG Ltd.*	7,456	103,564
Eclipse Resources Corp.*	31,321	220,187
Emerald Oil, Inc.*	60,156	72,187
Energy XXI Ltd.	97,706	318,522
Evolution Petroleum Corp.	20,380	151,423
EXCO Resources, Inc.	155,740	337,956
Frontline Ltd.*	67,979	170,627
FX Energy, Inc.*	55,281	85,686
GasLog Ltd.	43,660	888,481
Gastar Exploration, Inc.*	72,535	174,809
Goodrich Petroleum Corp.*	36,722	163,046
Green Plains, Inc.	39,052	967,709
Halcon Resources Corp.*	270,884	482,174
Hallador Energy Co.	9,994	110,034

Harvest Natural Resources, Inc.*	43,331	$78,429
Isramco, Inc.*	933	128,754
Jones Energy, Inc., Class A*	12,140	138,517
Magnum Hunter Resources Corp.*	207,210	650,639
Matador Resources Co.*	75,738	1,532,180
Midstates Petroleum Co., Inc.*	39,009	58,904
Miller Energy Resources, Inc.*	31,161	38,951
Navios Maritime Acquisition Corp.	82,338	298,887
Nordic American Tankers Ltd.	92,104	927,487
Northern Oil and Gas, Inc.*	64,503	364,442
Pacific Ethanol, Inc.*	25,394	262,320
Panhandle Oil and Gas, Inc., Class A	14,562	339,003
Parsley Energy, Inc., Class A*	55,556	886,674
PDC Energy, Inc.*	36,954	1,525,092
Penn Virginia Corp.*	68,985	460,820
PetroQuest Energy, Inc.*	61,727	230,859
Quicksilver Resources, Inc.*	138,261	27,403
Renewable Energy Group, Inc.*	36,291	352,386
Resolute Energy Corp.*	81,508	107,591
REX American Resources Corp.*	6,590	408,382
Rex Energy Corp.*	50,716	258,652
Ring Energy, Inc.*	21,200	222,600
Rosetta Resources, Inc.*	63,793	1,423,222
RSP Permian, Inc.*	24,279	610,374
Sanchez Energy Corp.*	53,358	495,696
Scorpio Tankers, Inc.	169,808	1,475,631
SemGroup Corp., Class A	44,189	3,022,086
Ship Finance International Ltd.	61,072	862,337
Solazyme, Inc.*	78,961	203,719
Stone Energy Corp.*	58,703	990,907
Swift Energy Co.*	46,943	190,119
Synergy Resources Corp.*	68,673	861,159
Teekay Tankers Ltd., Class A	64,461	326,173
TransAtlantic Petroleum Ltd.*	23,204	125,070
Triangle Petroleum Corp.*	69,510	332,258
VAALCO Energy, Inc.*	52,661	240,134
Vertex Energy, Inc.*	14,239	59,661
W&T Offshore, Inc.	36,894	270,802
Warren Resources, Inc.*	76,698	123,484
Western Refining, Inc.	55,275	2,088,289
Westmoreland Coal Co.*	15,596	517,943

		40,867,900

Total Energy		62,250,164

Financials (17.4%)
Banks (5.6%)
1st Source Corp.	15,655	537,123
American National Bankshares, Inc.	7,840	194,510
Ameris Bancorp	26,125	669,845
Ames National Corp.	8,317	215,743
Arrow Financial Corp.	11,287	310,280
Banc of California, Inc.	33,354	382,570
BancFirst Corp.	7,382	467,945
Banco Latinoamericano de Comercio Exterior S.A., Class E	30,934	931,113

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Bancorp, Inc.*	34,307	$373,603
BancorpSouth, Inc.	99,765	2,245,710
Bank of Kentucky Financial Corp.	6,382	308,059
Bank of Marin Bancorp/California	6,297	331,159
Bank of the Ozarks, Inc.	82,601	3,132,230
Banner Corp.	20,180	868,144
BBCN Bancorp, Inc.	82,868	1,191,642
Blue Hills Bancorp, Inc.*	28,808	391,213
BNC Bancorp	20,602	354,560
Boston Private Financial Holdings, Inc.	82,978	1,117,714
Bridge Bancorp, Inc.	12,075	323,006
Bridge Capital Holdings*	10,410	232,976
Bryn Mawr Bank Corp.	14,467	452,817
C1 Financial, Inc.*	2,906	53,151
Camden National Corp.	7,697	306,648
Capital Bank Financial Corp., Class A*	23,910	640,788
Capital City Bank Group, Inc.	10,942	170,039
Cardinal Financial Corp.	33,161	657,583
Cascade Bancorp*	32,072	166,454
Cathay General Bancorp	82,579	2,113,197
Centerstate Banks, Inc.	37,376	445,148
Central Pacific Financial Corp.	17,354	373,111
Century Bancorp, Inc./Massachusetts, Class A	3,940	157,836
Chemical Financial Corp.	34,065	1,043,752
Citizens & Northern Corp.	12,816	264,907
City Holding Co.	16,268	756,950
CNB Financial Corp./Pennsylvania	15,402	284,937
CoBiz Financial, Inc.	37,398	491,036
Columbia Banking System, Inc.	58,860	1,625,125
Community Bank System, Inc.	42,120	1,606,036
Community Trust Bancorp, Inc.	16,378	599,599
CommunityOne Bancorp*	11,249	128,801
ConnectOne Bancorp, Inc.	23,633	449,027
CU Bancorp*	10,863	235,618
Customers Bancorp, Inc.*	27,145	528,242
CVB Financial Corp.	109,465	1,753,629
Eagle Bancorp, Inc.*	27,030	960,106
Enterprise Bancorp, Inc./Massachusetts	7,895	199,349
Enterprise Financial Services Corp.	20,784	410,068
F.N.B. Corp./Pennsylvania	179,661	2,393,085
FCB Financial Holdings, Inc., Class A*	8,110	199,830
Fidelity Southern Corp.	17,247	277,849
Financial Institutions, Inc.	14,070	353,860
First Bancorp, Inc./Maine	10,005	180,990
First Bancorp/North Carolina	20,365	376,142
First BanCorp/Puerto Rico*	106,880	627,386
First Busey Corp.	73,631	479,338
First Business Financial Services, Inc.	4,076	195,281
First Citizens BancShares, Inc./North Carolina, Class A	7,866	1,988,446
First Commonwealth Financial Corp.	97,284	896,958

First Community Bancshares, Inc./Virginia	17,212	$283,482
First Connecticut Bancorp, Inc./Connecticut	17,263	281,732
First Financial Bancorp	59,905	1,113,634
First Financial Bankshares, Inc.	66,376	1,983,315
First Financial Corp./Indiana	12,123	431,821
First Interstate BancSystem, Inc., Class A	18,648	518,787
First Merchants Corp.	37,630	856,082
First Midwest Bancorp, Inc./Illinois	78,440	1,342,108
First NBC Bank Holding Co.*	15,620	549,824
First of Long Island Corp.	12,729	361,122
FirstMerit Corp.	171,296	3,235,781
Flushing Financial Corp.	31,626	641,059
German American Bancorp, Inc.	13,634	416,110
Glacier Bancorp, Inc.	77,104	2,141,178
Great Southern Bancorp, Inc.	10,626	421,533
Great Western Bancorp, Inc.*	18,732	426,902
Green Bancorp, Inc.*	4,138	49,822
Guaranty Bancorp	15,306	221,019
Hampton Roads Bankshares, Inc.*	33,354	56,035
Hancock Holding Co.	85,207	2,615,855
Hanmi Financial Corp.	32,729	713,819
Heartland Financial USA, Inc.	16,585	449,453
Heritage Commerce Corp.	21,363	188,635
Heritage Financial Corp./Washington	31,468	552,263
Heritage Oaks Bancorp	24,253	203,483
Hilltop Holdings, Inc.*	70,431	1,405,098
Home BancShares, Inc./Arkansas	56,057	1,802,793
HomeTrust Bancshares, Inc.*	21,927	365,304
Horizon Bancorp/Indiana	9,855	257,610
Hudson Valley Holding Corp.	15,118	410,605
Iberiabank Corp.	32,566	2,111,905
Independent Bank Corp./Massachusetts	24,782	1,060,917
Independent Bank Corp./Michigan	19,650	256,433
Independent Bank Group, Inc.	9,583	374,312
International Bancshares Corp.	56,187	1,491,203
Investors Bancorp, Inc.	372,025	4,175,981
Lakeland Bancorp, Inc.	39,482	461,939
Lakeland Financial Corp.	17,297	751,901
Macatawa Bank Corp.	28,026	152,461
MainSource Financial Group, Inc.	21,569	451,223
MB Financial, Inc.	68,833	2,261,852
Mercantile Bank Corp.	17,058	358,559
Merchants Bancshares, Inc./Vermont	5,587	171,130
Metro Bancorp, Inc.*	14,816	384,031
MidSouth Bancorp, Inc.	8,743	151,604
MidWestOne Financial Group, Inc.	7,277	209,650
National Bank Holdings Corp., Class A	38,754	752,215

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

National Bankshares, Inc./Virginia	7,508	$228,168
National Penn Bancshares, Inc.	126,195	1,328,202
NBT Bancorp, Inc.	45,086	1,184,409
NewBridge Bancorp*	34,742	302,603
Northrim BanCorp, Inc.	7,284	191,132
OFG Bancorp	47,020	782,883
Old Line Bancshares, Inc.	8,369	132,398
Old National Bancorp/Indiana	120,989	1,800,316
Opus Bank*	5,605	159,014
Pacific Continental Corp.	19,166	271,774
Pacific Premier Bancorp, Inc.*	18,182	315,094
Palmetto Bancshares, Inc.	4,100	68,470
Park National Corp.	13,179	1,166,078
Park Sterling Corp.	47,646	350,198
Peapack-Gladstone Financial Corp.	12,848	238,459
Penns Woods Bancorp, Inc.	5,094	250,930
Peoples Bancorp, Inc./Ohio	13,524	350,677
Peoples Financial Services Corp.	7,727	383,877
Pinnacle Financial Partners, Inc.	36,859	1,457,405
Preferred Bank/California	11,677	325,672
PrivateBancorp, Inc.	74,296	2,481,486
Prosperity Bancshares, Inc.	72,410	4,008,618
Renasant Corp.	32,734	946,995
Republic Bancorp, Inc./Kentucky, Class A	10,511	259,832
Republic First Bancorp, Inc.*	31,663	118,736
S&T Bancorp, Inc.	30,915	921,576
Sandy Spring Bancorp, Inc.	26,141	681,757
Seacoast Banking Corp. of Florida*	19,806	272,333
ServisFirst Bancshares, Inc.	2,157	71,073
Sierra Bancorp	13,060	229,334
Simmons First National Corp., Class A	16,946	688,855
South State Corp.	24,978	1,675,524
Southside Bancshares, Inc.	24,902	719,930
Southwest Bancorp, Inc./Oklahoma	20,475	355,446
Square 1 Financial, Inc., Class A*	7,420	183,274
State Bank Financial Corp.	33,416	667,652
Sterling Bancorp/Delaware	86,774	1,247,810
Stock Yards Bancorp, Inc.	15,158	505,368
Stonegate Bank	10,285	304,642
Suffolk Bancorp	12,087	274,496
Sun Bancorp, Inc./New Jersey*	9,015	174,891
Susquehanna Bancshares, Inc.	194,165	2,607,636
Talmer Bancorp, Inc., Class A	18,899	265,342
Texas Capital Bancshares, Inc.*	47,336	2,571,765
Tompkins Financial Corp.	15,545	859,639
Towne Bank/Virginia	30,439	460,238
Trico Bancshares	22,786	562,814
TriState Capital Holdings, Inc.*	23,910	244,838
Triumph Bancorp, Inc.*	7,030	95,257
Trustmark Corp.	69,714	1,710,782
UMB Financial Corp.	39,110	2,224,968
Umpqua Holdings Corp.	172,672	2,937,151
Union Bankshares Corp.	48,173	1,160,006
United Bankshares, Inc./West Virginia	71,406	2,674,155

United Community Banks, Inc./Georgia	51,743	$980,012
Univest Corp. of Pennsylvania	16,439	332,725
Valley National Bancorp	235,416	2,285,889
ViewPoint Financial Group, Inc.	41,441	988,368
Washington Trust Bancorp, Inc.	15,295	614,553
Webster Financial Corp.	93,749	3,049,655
WesBanco, Inc.	27,034	940,783
West Bancorp, Inc.	16,078	273,648
Westamerica Bancorp	27,246	1,335,599
Western Alliance Bancorp*	78,404	2,179,631
Wilshire Bancorp, Inc.	73,607	745,639
Wintrust Financial Corp.	48,361	2,261,360
Yadkin Financial Corp.*	21,395	420,412

		142,156,096

Capital Markets (1.1%)
Actua Corp.*	42,631	787,395
Arlington Asset Investment Corp., Class A	22,843	607,852
Ashford, Inc.*	848	79,712
BGC Partners, Inc., Class A	180,200	1,648,830
Calamos Asset Management, Inc., Class A	17,824	237,416
CIFC Corp.	6,092	50,381
Cohen & Steers, Inc.	19,967	840,211
Cowen Group, Inc., Class A*	120,922	580,426
Diamond Hill Investment Group, Inc.	2,949	407,080
Evercore Partners, Inc., Class A	34,430	1,803,099
FBR & Co.*	8,329	204,810
Fifth Street Asset Management, Inc.*	5,899	82,291
Financial Engines, Inc.	53,284	1,947,530
FXCM, Inc., Class A	47,560	788,069
GAMCO Investors, Inc., Class A	6,725	598,122
GFI Group, Inc.	79,460	433,057
Greenhill & Co., Inc.	29,390	1,281,404
HFF, Inc., Class A	33,895	1,217,508
INTL FCStone, Inc.*	16,239	334,036
Investment Technology Group, Inc.*	37,445	779,605
Janus Capital Group, Inc.	155,329	2,505,457
KCG Holdings, Inc., Class A*	46,693	543,974
Ladenburg Thalmann Financial Services, Inc.*	102,962	406,700
Manning & Napier, Inc.	14,209	196,368
Medley Management, Inc., Class A	6,317	92,860
Moelis & Co., Class A	7,830	273,502
OM Asset Management plc*	24,780	402,427
Oppenheimer Holdings, Inc., Class A	10,653	247,682
Piper Jaffray Cos.*	16,825	977,364
Pzena Investment Management, Inc., Class A	11,503	108,818
RCS Capital Corp., Class A	9,992	122,302
Safeguard Scientifics, Inc.*	21,839	432,849
Silvercrest Asset Management Group, Inc., Class A	6,017	94,166
Stifel Financial Corp.*	67,976	3,468,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

SWS Group, Inc.*	31,152	$215,260
Virtus Investment Partners, Inc.	7,315	1,247,134
Walter Investment Management Corp.*	39,688	655,249
Westwood Holdings Group, Inc.	7,658	473,418
WisdomTree Investments, Inc.	111,810	1,752,622

		28,925,122

Consumer Finance (0.5%)
Cash America International, Inc.	29,041	656,907
Consumer Portfolio Services, Inc.*	22,378	164,702
Credit Acceptance Corp.*	6,700	913,947
Encore Capital Group, Inc.*	26,673	1,184,281
Enova International, Inc.*	27,013	601,309
Ezcorp, Inc., Class A*	53,508	628,719
First Cash Financial Services, Inc.*	30,040	1,672,327
Green Dot Corp., Class A*	32,450	664,901
JG Wentworth Co., Class A*	12,512	133,378
Nelnet, Inc., Class A	21,740	1,007,214
Nicholas Financial, Inc.*	10,993	163,796
PRA Group, Inc.*	51,925	3,008,015
Regional Management Corp.*	11,752	185,799
Springleaf Holdings, Inc.*	25,251	913,329
World Acceptance Corp.*	8,272	657,210

		12,555,834

Diversified Financial Services (0.2%)
Gain Capital Holdings, Inc.	24,171	218,023
MarketAxess Holdings, Inc.	39,106	2,804,291
Marlin Business Services Corp.	9,015	185,078
NewStar Financial, Inc.*	27,779	355,571
PHH Corp.*	52,977	1,269,329
PICO Holdings, Inc.*	23,492	442,824
Resource America, Inc., Class A	14,326	129,507
Tiptree Financial, Inc., Class A*	9,537	77,250

		5,481,873

Insurance (1.9%)
Ambac Financial Group, Inc.*	39,623	970,763
American Equity Investment Life Holding Co.	77,319	2,256,942
AMERISAFE, Inc.	19,485	825,385
AmTrust Financial Services, Inc.	31,275	1,759,219
Argo Group International Holdings Ltd.	27,149	1,505,955
Atlas Financial Holdings, Inc.*	12,354	201,617
Baldwin & Lyons, Inc., Class B	9,312	240,063
Citizens, Inc./Texas*	45,725	347,510
CNO Financial Group, Inc.	213,058	3,668,859
Crawford & Co., Class B	28,709	295,129
Donegal Group, Inc., Class A	8,200	131,036
eHealth, Inc.*	18,355	457,407
EMC Insurance Group, Inc.	5,255	186,342
Employers Holdings, Inc.	32,820	771,598
Enstar Group Ltd.*	8,933	1,365,766
FBL Financial Group, Inc., Class A	9,900	574,497
Federated National Holding Co.	14,533	351,117
Fidelity & Guaranty Life	11,503	279,178

First American Financial Corp.	110,982	$3,762,290
Global Indemnity plc*	8,723	247,472
Greenlight Capital Reinsurance Ltd., Class A*	29,709	969,999
Hallmark Financial Services, Inc.*	14,812	179,077
HCI Group, Inc.	9,238	399,451
Heritage Insurance Holdings, Inc.*	7,535	146,405
Horace Mann Educators Corp.	42,192	1,399,931
Independence Holding Co.	7,704	107,471
Infinity Property & Casualty Corp.	11,980	925,575
Kansas City Life Insurance Co.	3,939	189,190
Kemper Corp.	48,129	1,737,938
Maiden Holdings Ltd.	51,894	663,724
Meadowbrook Insurance Group, Inc.	52,643	445,360
Montpelier Reinsurance Holdings Ltd.	38,503	1,379,177
National General Holdings Corp.	37,065	689,780
National Interstate Corp.	7,456	222,189
National Western Life Insurance Co., Class A	2,333	628,160
Navigators Group, Inc.*	10,988	805,860
OneBeacon Insurance Group Ltd., Class A	23,606	382,417
Phoenix Cos., Inc.*	5,997	413,013
Platinum Underwriters Holdings Ltd.	25,919	1,902,973
Primerica, Inc.	56,830	3,083,596
RLI Corp.	44,859	2,216,035
Safety Insurance Group, Inc.	13,362	855,302
Selective Insurance Group, Inc.	58,291	1,583,766
State Auto Financial Corp.	15,861	352,431
State National Cos., Inc.	25,930	310,641
Stewart Information Services Corp.	22,549	835,215
Symetra Financial Corp.	78,010	1,798,130
Third Point Reinsurance Ltd.*	59,762	865,951
United Fire Group, Inc.	21,424	636,936
United Insurance Holdings Corp.	17,519	384,542
Universal Insurance Holdings, Inc.	32,344	661,435

		47,369,815

Real Estate Investment Trusts (REITs) (6.5%)
Acadia Realty Trust (REIT)	67,106	2,149,405
AG Mortgage Investment Trust, Inc. (REIT)	31,510	585,141
Agree Realty Corp. (REIT)	18,202	565,900
Alexander’s, Inc. (REIT)	2,259	987,590
Altisource Residential Corp. (REIT)	59,676	1,157,714
American Assets Trust, Inc. (REIT)	32,027	1,274,995
American Capital Mortgage Investment Corp. (REIT)	54,479	1,026,384
American Realty Capital Healthcare Trust, Inc. (REIT)	177,353	2,110,501
American Residential Properties, Inc. (REIT)*	34,940	613,896

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

AmREIT, Inc. (REIT)	21,109	$560,233
Anworth Mortgage Asset Corp. (REIT)	121,466	637,696
Apollo Commercial Real Estate Finance, Inc. (REIT)	49,874	815,939
Apollo Residential Mortgage, Inc. (REIT)	33,021	520,741
Ares Commercial Real Estate Corp. (REIT)	29,875	342,965
Armada Hoffler Properties, Inc. (REIT)	26,634	252,757
ARMOUR Residential REIT, Inc. (REIT)	373,895	1,375,934
Ashford Hospitality Prime, Inc. (REIT)	26,467	454,174
Ashford Hospitality Trust, Inc. (REIT)	73,854	773,990
Associated Estates Realty Corp. (REIT)	60,752	1,410,054
Aviv REIT, Inc. (REIT)	21,103	727,631
Campus Crest Communities, Inc. (REIT)	66,450	485,749
Capstead Mortgage Corp. (REIT)	101,790	1,249,981
CareTrust REIT, Inc. (REIT)	22,239	274,207
CatchMark Timber Trust, Inc. (REIT), Class A	21,529	243,708
Cedar Realty Trust, Inc. (REIT)	85,761	629,486
Chambers Street Properties (REIT)	248,039	1,999,194
Chatham Lodging Trust (REIT)	35,991	1,042,659
Chesapeake Lodging Trust (REIT)	57,730	2,148,133
Colony Financial, Inc. (REIT)	112,708	2,684,705
CorEnergy Infrastructure Trust, Inc. (REIT)	46,449	300,989
CoreSite Realty Corp. (REIT)	22,116	863,630
Cousins Properties, Inc. (REIT)	230,540	2,632,767
CubeSmart (REIT)	169,047	3,730,867
CyrusOne, Inc. (REIT)	34,373	946,976
CYS Investments, Inc. (REIT)	168,027	1,465,195
DCT Industrial Trust, Inc. (REIT)	86,802	3,095,359
DiamondRock Hospitality Co. (REIT)	204,662	3,043,324
DuPont Fabros Technology, Inc. (REIT)	67,166	2,232,598
Dynex Capital, Inc. (REIT)	58,999	486,742
EastGroup Properties, Inc. (REIT)	33,161	2,099,754
Education Realty Trust, Inc. (REIT)	39,050	1,428,839
Empire State Realty Trust, Inc. (REIT), Class A	97,360	1,711,589
EPR Properties (REIT)	59,943	3,454,515
Equity One, Inc. (REIT)	65,033	1,649,237
Excel Trust, Inc. (REIT)	65,077	871,381
FelCor Lodging Trust, Inc. (REIT)	129,512	1,401,320
First Industrial Realty Trust, Inc. (REIT)	115,100	2,366,456

First Potomac Realty Trust (REIT)	63,204	$781,201
Franklin Street Properties Corp. (REIT)	95,007	1,165,736
Geo Group, Inc. (REIT)	75,233	3,036,404
Getty Realty Corp. (REIT)	28,275	514,888
Gladstone Commercial Corp. (REIT)	19,193	329,544
Glimcher Realty Trust (REIT)	151,573	2,082,613
Government Properties Income Trust (REIT)	71,237	1,639,163
Gramercy Property Trust, Inc. (REIT)	193,287	1,333,680
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	25,925	368,913
Hatteras Financial Corp. (REIT)	101,120	1,863,642
Healthcare Realty Trust, Inc. (REIT)	100,818	2,754,348
Hersha Hospitality Trust (REIT)	209,936	1,475,850
Highwoods Properties, Inc. (REIT)	94,507	4,184,770
Hudson Pacific Properties, Inc. (REIT)	57,988	1,743,119
Inland Real Estate Corp. (REIT)	93,197	1,020,507
Invesco Mortgage Capital, Inc. (REIT)	129,198	1,997,401
Investors Real Estate Trust (REIT)	118,480	967,982
iStar Financial, Inc. (REIT)*	87,674	1,196,750
Kite Realty Group Trust (REIT)	34,298	985,725
LaSalle Hotel Properties (REIT)	115,795	4,686,224
Lexington Realty Trust (REIT)	215,146	2,362,303
LTC Properties, Inc. (REIT)	36,950	1,595,131
Mack-Cali Realty Corp. (REIT)	93,292	1,778,146
Medical Properties Trust, Inc. (REIT)	180,811	2,491,576
Monmouth Real Estate Investment Corp. (REIT)	60,026	664,488
National Health Investors, Inc. (REIT)	39,035	2,730,889
New Residential Investment Corp. (REIT)	148,997	1,902,692
New York Mortgage Trust, Inc. (REIT)	109,962	847,807
New York REIT, Inc. (REIT)	169,991	1,800,205
One Liberty Properties, Inc. (REIT)	13,722	324,800
Owens Realty Mortgage, Inc. (REIT)	11,417	167,259
Parkway Properties, Inc./Maryland (REIT)	82,610	1,519,198
Pebblebrook Hotel Trust (REIT)	74,349	3,392,545
Pennsylvania Real Estate Investment Trust (REIT)	71,738	1,682,973

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

PennyMac Mortgage Investment Trust (REIT)	65,650	$1,384,558
Physicians Realty Trust (REIT)	49,445	820,787
Potlatch Corp. (REIT)	43,026	1,801,499
PS Business Parks, Inc. (REIT)	20,635	1,641,308
QTS Realty Trust, Inc. (REIT), Class A	12,765	431,968
RAIT Financial Trust (REIT)	86,514	663,562
Ramco-Gershenson Properties Trust (REIT)	81,524	1,527,760
Redwood Trust, Inc. (REIT)	87,278	1,719,377
Resource Capital Corp. (REIT)	139,273	701,936
Retail Opportunity Investments Corp. (REIT)	93,341	1,567,195
Rexford Industrial Realty, Inc. (REIT)	49,683	780,520
RLJ Lodging Trust (REIT)	136,268	4,569,066
Rouse Properties, Inc. (REIT)	40,151	743,597
Ryman Hospitality Properties, Inc. (REIT)	45,580	2,403,889
Sabra Health Care REIT, Inc. (REIT)	56,499	1,715,875
Saul Centers, Inc. (REIT)	10,786	616,851
Select Income REIT (REIT)	39,347	960,460
Silver Bay Realty Trust Corp. (REIT)	33,896	561,318
Sovran Self Storage, Inc. (REIT)	34,743	3,030,284
STAG Industrial, Inc. (REIT)	59,088	1,447,656
STORE Capital Corp. (REIT)	33,536	724,713
Strategic Hotels & Resorts, Inc. (REIT)*	277,409	3,670,121
Summit Hotel Properties, Inc. (REIT)	90,107	1,120,931
Sun Communities, Inc. (REIT)	50,249	3,038,055
Sunstone Hotel Investors, Inc. (REIT)	214,733	3,545,242
Terreno Realty Corp. (REIT)	44,355	915,044
Trade Street Residential, Inc. (REIT)	18,147	139,550
UMH Properties, Inc. (REIT)	21,388	204,255
Universal Health Realty Income Trust (REIT)	8,592	413,447
Urstadt Biddle Properties, Inc. (REIT), Class A	25,031	547,678
Washington Real Estate Investment Trust (REIT)	70,136	1,939,962
Western Asset Mortgage Capital Corp. (REIT)	43,196	634,981
Whitestone REIT (REIT)	25,341	382,902

		166,637,819

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	50,869	1,997,117
Altisource Asset Management Corp.*	1,472	456,497
Altisource Portfolio Solutions S.A.*	13,926	470,560
AV Homes, Inc.*	11,766	171,431
Consolidated-Tomoka Land Co.	4,595	256,401
Forestar Group, Inc.*	36,247	558,204

Kennedy-Wilson Holdings, Inc.	74,591	$1,887,152
Marcus & Millichap, Inc.*	8,216	273,182
RE/MAX Holdings, Inc., Class A	11,296	386,888
St. Joe Co.*	38,237	703,178
Tejon Ranch Co.*	14,112	415,739

		7,576,349

Thrifts & Mortgage Finance (1.3%)
Anchor BanCorp Wisconsin, Inc.*	6,220	214,217
Astoria Financial Corp.	90,120	1,204,003
Bank Mutual Corp.	49,088	336,744
BankFinancial Corp.	18,985	225,162
BBX Capital Corp., Class A*	8,471	139,348
Beneficial Mutual Bancorp, Inc.*	30,617	375,671
Berkshire Hills Bancorp, Inc.	26,079	695,266
BofI Holding, Inc.*	14,816	1,152,833
Brookline Bancorp, Inc.	73,721	739,422
Capitol Federal Financial, Inc.	147,680	1,887,350
Charter Financial Corp./Maryland	17,406	199,299
Clifton Bancorp, Inc.	27,725	376,783
Dime Community Bancshares, Inc.	34,472	561,204
ESB Financial Corp.	13,408	253,947
Essent Group Ltd.*	45,950	1,181,374
EverBank Financial Corp.	94,720	1,805,363
Federal Agricultural Mortgage Corp., Class C	11,101	336,804
First Defiance Financial Corp.	9,965	339,408
First Financial Northwest, Inc.	13,990	168,440
Flagstar Bancorp, Inc.*	20,631	324,526
Fox Chase Bancorp, Inc.	13,031	217,227
Franklin Financial Corp./Virginia*	10,060	213,071
Home Loan Servicing Solutions Ltd.	73,689	1,438,409
HomeStreet, Inc.	15,630	272,118
Kearny Financial Corp.*	14,245	195,869
Ladder Capital Corp. (REIT), Class A*	15,895	311,701
Meridian Bancorp, Inc.*	21,933	246,088
Meta Financial Group, Inc.	6,468	226,639
MGIC Investment Corp.*	351,428	3,275,309
NMI Holdings, Inc., Class A*	52,773	481,817
Northfield Bancorp, Inc.	52,105	771,154
Northwest Bancshares, Inc.	97,760	1,224,933
OceanFirst Financial Corp.	14,114	241,914
Oritani Financial Corp.	47,166	726,356
PennyMac Financial Services, Inc., Class A*	12,395	214,433
Provident Financial Services, Inc.	62,780	1,133,807
Radian Group, Inc.	198,341	3,316,262
Stonegate Mortgage Corp.*	15,064	180,165
Territorial Bancorp, Inc.	8,911	192,032
Tree.com, Inc.*	6,673	322,573
TrustCo Bank Corp.	97,944	711,073

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Community Financial Corp./Ohio	52,350	$281,119
United Financial Bancorp, Inc.	55,066	790,748
Walker & Dunlop, Inc.*	19,707	345,661
Washington Federal, Inc.	105,100	2,327,965
Waterstone Financial, Inc.	36,245	476,622
WSFS Financial Corp.	9,326	717,076

		33,369,305

Total Financials		444,072,213

Health Care (10.6%)
Biotechnology (4.0%)
ACADIA Pharmaceuticals, Inc.*	81,670	2,593,022
Acceleron Pharma, Inc.*	16,949	660,333
Achillion Pharmaceuticals, Inc.*	100,162	1,226,984
Acorda Therapeutics, Inc.*	43,241	1,767,260
Actinium Pharmaceuticals, Inc.*	21,574	127,071
Adamas Pharmaceuticals, Inc.*	3,196	55,515
Aegerion Pharmaceuticals, Inc.*	30,896	646,962
Agenus, Inc.*	65,293	259,213
Agios Pharmaceuticals, Inc.*	15,137	1,695,949
Akebia Therapeutics, Inc.*	8,255	96,088
Alder Biopharmaceuticals, Inc.*	8,344	242,727
AMAG Pharmaceuticals, Inc.*	22,785	971,097
Anacor Pharmaceuticals, Inc.*	34,177	1,102,208
Applied Genetic Technologies Corp.*	5,928	124,607
Ardelyx, Inc.*	4,866	91,919
Arena Pharmaceuticals, Inc.*	228,385	792,496
ARIAD Pharmaceuticals, Inc.*	170,841	1,173,678
Array BioPharma, Inc.*	130,061	615,189
Arrowhead Research Corp.*	56,279	415,339
Atara Biotherapeutics, Inc.*	5,750	153,812
Auspex Pharmaceuticals, Inc.*	9,751	511,732
Avalanche Biotechnologies, Inc.*	7,186	388,044
BioCryst Pharmaceuticals, Inc.*	72,557	882,293
BioSpecifics Technologies Corp.*	3,860	149,073
BioTime, Inc.*	54,192	202,136
Bluebird Bio, Inc.*	22,617	2,074,431
Calithera Biosciences, Inc.*	8,095	163,519
Cara Therapeutics, Inc.*	5,579	55,623
Celldex Therapeutics, Inc.*	92,598	1,689,913
Cellular Dynamics International, Inc.*	10,202	65,599
Cepheid, Inc.*	72,294	3,913,997
ChemoCentryx, Inc.*	29,105	198,787
Chimerix, Inc.*	31,183	1,255,428
Clovis Oncology, Inc.*	25,507	1,428,392
Coherus Biosciences, Inc.*	6,607	107,826
CTI BioPharma Corp.*	152,671	360,304
Cytokinetics, Inc.*	35,512	284,451
Cytori Therapeutics, Inc.*	88,800	43,397
CytRx Corp.*	59,274	162,411
Dicerna Pharmaceuticals, Inc.*	3,843	63,294
Dyax Corp.*	140,548	1,976,105
Dynavax Technologies Corp.*	27,521	464,004
Eleven Biotherapeutics, Inc.*	4,510	53,579

Emergent Biosolutions, Inc.*	30,359	$826,676
Enanta Pharmaceuticals, Inc.*	10,890	553,756
Epizyme, Inc.*	13,473	254,236
Esperion Therapeutics, Inc.*	6,141	248,342
Exact Sciences Corp.*	85,862	2,356,053
Exelixis, Inc.*	205,037	295,253
FibroGen, Inc.*	9,513	260,085
Five Prime Therapeutics, Inc.*	17,858	482,166
Flexion Therapeutics, Inc.*	5,913	119,383
Foundation Medicine, Inc.*	14,793	328,700
Galectin Therapeutics, Inc.*	19,614	68,061
Galena Biopharma, Inc.*	124,772	188,406
Genocea Biosciences, Inc.*	4,365	30,555
Genomic Health, Inc.*	17,298	553,017
Geron Corp.*	161,866	526,065
Halozyme Therapeutics, Inc.*	107,763	1,039,913
Heron Therapeutics, Inc.*	23,456	235,967
Hyperion Therapeutics, Inc.*	14,374	344,976
Idera Pharmaceuticals, Inc.*	63,825	281,468
Immune Design Corp.*	5,989	184,341
ImmunoGen, Inc.*	88,972	542,729
Immunomedics, Inc.*	85,374	409,795
Infinity Pharmaceuticals, Inc.*	50,344	850,310
Inovio Pharmaceuticals, Inc.*	62,252	571,473
Insmed, Inc.*	51,357	794,493
Insys Therapeutics, Inc.*	10,300	434,248
Intrexon Corp.*	36,923	1,016,490
Ironwood Pharmaceuticals, Inc.*	123,843	1,897,275
Isis Pharmaceuticals, Inc.*	121,929	7,527,896
Karyopharm Therapeutics, Inc.*	13,936	521,624
Keryx Biopharmaceuticals, Inc.*	95,244	1,347,703
Kindred Biosciences, Inc.*	10,718	79,849
Kite Pharma, Inc.*	9,698	559,284
KYTHERA Biopharmaceuticals, Inc.*	17,960	622,853
Lexicon Pharmaceuticals, Inc.*	252,654	229,890
Ligand Pharmaceuticals, Inc.*	20,451	1,088,198
Loxo Oncology, Inc.*	3,169	37,236
MacroGenics, Inc.*	20,648	724,125
MannKind Corp.*	235,921	1,230,328
Merrimack Pharmaceuticals, Inc.*	101,693	1,149,131
MiMedx Group, Inc.*	96,280	1,110,108
Mirati Therapeutics, Inc.*	7,306	135,307
Momenta Pharmaceuticals, Inc.*	49,758	599,086
NanoViricides, Inc.*	45,649	124,165
Navidea Biopharmaceuticals, Inc.*	159,044	300,593
NeoStem, Inc.*	24,877	93,786
Neuralstem, Inc.*	71,868	195,481
Neurocrine Biosciences, Inc.*	78,358	1,750,518
NewLink Genetics Corp.*	20,500	814,875
Northwest Biotherapeutics, Inc.*	39,652	212,138
Novavax, Inc.*	247,714	1,468,944
NPS Pharmaceuticals, Inc.*	110,292	3,945,145
Ohr Pharmaceutical, Inc.*	22,052	183,914
OncoMed Pharmaceuticals, Inc.*	13,262	288,581
Oncothyreon, Inc.*	79,733	151,493
Ophthotech Corp.*	14,312	642,179

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

OPKO Health, Inc.*	204,590	$2,043,854
Orexigen Therapeutics, Inc.*	126,995	769,590
Organovo Holdings, Inc.*	66,148	479,573
Osiris Therapeutics, Inc.*	19,955	319,080
Otonomy, Inc.*	7,472	249,042
OvaScience, Inc.*	15,971	706,238
PDL BioPharma, Inc.	167,655	1,292,620
Peregrine Pharmaceuticals, Inc.*	181,863	252,790
Portola Pharmaceuticals, Inc.*	44,169	1,250,866
Progenics Pharmaceuticals, Inc.*	71,916	543,685
Prothena Corp. plc*	27,439	569,634
PTC Therapeutics, Inc.*	25,188	1,303,983
Puma Biotechnology, Inc.*	24,095	4,560,461
Radius Health, Inc.*	7,869	306,183
Raptor Pharmaceutical Corp.*	65,729	691,469
Receptos, Inc.*	22,711	2,782,325
Regado Biosciences, Inc.*	14,695	13,418
Regulus Therapeutics, Inc.*	15,616	250,481
Repligen Corp.*	33,095	655,281
Retrophin, Inc.*	21,459	262,658
Rigel Pharmaceuticals, Inc.*	90,047	204,407
Sage Therapeutics, Inc.*	5,835	213,561
Sangamo BioSciences, Inc.*	70,446	1,071,484
Sarepta Therapeutics, Inc.*	42,453	614,295
Spectrum Pharmaceuticals, Inc.*	69,289	480,173
Stemline Therapeutics, Inc.*	12,371	211,049
Sunesis Pharmaceuticals, Inc.*	51,891	132,322
Synageva BioPharma Corp.*	22,199	2,059,845
Synergy Pharmaceuticals, Inc.*	98,480	300,364
Synta Pharmaceuticals Corp.*	68,490	181,499
T2 Biosystems, Inc.*	5,869	112,920
TESARO, Inc.*	19,935	741,383
TG Therapeutics, Inc.*	28,045	444,233
Threshold Pharmaceuticals, Inc.*	54,779	174,197
Tokai Pharmaceuticals, Inc.*	5,700	84,018
Ultragenyx Pharmaceutical, Inc.*	7,263	318,700
Vanda Pharmaceuticals, Inc.*	40,737	583,354
Verastem, Inc.*	22,044	201,482
Versartis, Inc.*	7,369	165,434
Vitae Pharmaceuticals, Inc.*	5,591	93,034
Vital Therapies, Inc.*	5,624	140,206
Xencor, Inc.*	15,285	245,171
XOMA Corp.*	92,657	332,639
Zafgen, Inc.*	6,769	208,756
ZIOPHARM Oncology, Inc.*	83,651	424,111

		103,176,337

Health Care Equipment & Supplies (2.5%)
Abaxis, Inc.	23,210	1,319,024
ABIOMED, Inc.*	41,296	1,571,726
Accuray, Inc.*	80,526	607,971
Analogic Corp.	12,903	1,091,723
AngioDynamics, Inc.*	25,558	485,858
Anika Therapeutics, Inc.*	15,211	619,696
Antares Pharma, Inc.*	123,662	317,811
AtriCure, Inc.*	28,481	568,481
Atrion Corp.	1,587	539,596
Cantel Medical Corp.	35,025	1,515,181
Cardiovascular Systems, Inc.*	28,603	860,378
Cerus Corp.*	79,731	497,521

CONMED Corp.	28,263	$1,270,704
CryoLife, Inc.	29,168	330,473
Cyberonics, Inc.*	27,829	1,549,519
Cynosure, Inc., Class A*	23,150	634,773
Derma Sciences, Inc.*	23,880	222,323
DexCom, Inc.*	77,658	4,275,073
Endologix, Inc.*	66,312	1,013,910
Exactech, Inc.*	10,263	241,899
GenMark Diagnostics, Inc.*	43,264	588,823
Globus Medical, Inc., Class A*	68,388	1,625,583
Greatbatch, Inc.*	25,759	1,269,919
Haemonetics Corp.*	54,115	2,024,983
HeartWare International, Inc.*	17,718	1,301,033
ICU Medical, Inc.*	13,894	1,137,919
Inogen, Inc.*	5,587	175,264
Insulet Corp.*	57,449	2,646,101
Integra LifeSciences Holdings Corp.*	26,023	1,411,227
Invacare Corp.	33,039	553,734
K2M Group Holdings, Inc.*	9,242	192,881
LDR Holding Corp.*	17,113	560,964
Masimo Corp.*	46,459	1,223,730
Meridian Bioscience, Inc.	42,947	706,908
Merit Medical Systems, Inc.*	44,554	772,121
Natus Medical, Inc.*	33,338	1,201,502
Neogen Corp.*	38,022	1,885,511
Nevro Corp.*	8,151	315,199
NuVasive, Inc.*	48,319	2,278,724
NxStage Medical, Inc.*	63,536	1,139,200
Ocular Therapeutix, Inc.*	5,551	130,560
OraSure Technologies, Inc.*	58,241	590,564
Orthofix International N.V.*	19,328	581,000
Oxford Immunotec Global plc*	13,373	182,140
PhotoMedex, Inc.*	13,751	21,039
Quidel Corp.*	29,546	854,470
Rockwell Medical, Inc.*	48,186	495,352
Roka Bioscience, Inc.*	3,791	16,718
RTI Surgical, Inc.*	57,823	300,680
Second Sight Medical Products, Inc.*	3,802	39,009
Sientra, Inc.*	5,397	90,616
Spectranetics Corp.*	43,228	1,494,824
STAAR Surgical Co.*	40,218	366,386
STERIS Corp.	61,312	3,976,083
SurModics, Inc.*	13,416	296,494
Symmetry Surgical, Inc.*	9,911	77,207
Tandem Diabetes Care, Inc.*	8,865	112,585
Thoratec Corp.*	58,958	1,913,777
Tornier N.V.*	36,876	940,338
TransEnterix, Inc.*	28,144	81,899
TriVascular Technologies, Inc.*	7,810	98,172
Unilife Corp.*	114,664	384,124
Utah Medical Products, Inc.	3,828	229,871
Vascular Solutions, Inc.*	17,806	483,611
Veracyte, Inc.*	7,321	70,721
Volcano Corp.*	53,091	949,267
West Pharmaceutical Services, Inc.	73,306	3,902,811
Wright Medical Group, Inc.*	51,851	1,393,236
Zeltiq Aesthetics, Inc.*	30,091	839,840

		63,458,360

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.9%)
AAC Holdings, Inc.*	5,798	$179,274
Acadia Healthcare Co., Inc.*	44,385	2,716,806
Addus HomeCare Corp.*	6,453	156,614
Adeptus Health, Inc., Class A*	5,847	218,678
Air Methods Corp.*	40,691	1,791,625
Alliance HealthCare Services, Inc.*	5,594	117,418
Almost Family, Inc.*	8,724	252,560
Amedisys, Inc.*	28,279	829,989
AMN Healthcare Services, Inc.*	48,271	946,112
Amsurg Corp.*	44,061	2,411,458
Bio-Reference Laboratories, Inc.*	25,460	818,030
BioScrip, Inc.*	70,766	494,654
BioTelemetry, Inc.*	27,795	278,784
Capital Senior Living Corp.*	30,275	754,150
Chemed Corp.	18,321	1,935,980
Civitas Solutions, Inc.*	11,687	199,030
CorVel Corp.*	11,687	434,990
Cross Country Healthcare, Inc.*	32,304	403,154
Ensign Group, Inc.	20,608	914,789
ExamWorks Group, Inc.*	36,063	1,499,860
Five Star Quality Care, Inc.*	44,421	184,347
Gentiva Health Services, Inc.*	32,387	616,972
Hanger, Inc.*	36,969	809,621
HealthEquity, Inc.*	10,832	275,674
HealthSouth Corp.	91,569	3,521,744
Healthways, Inc.*	32,694	649,957
IPC The Hospitalist Co., Inc.*	17,788	816,291
Kindred Healthcare, Inc.	72,394	1,316,123
Landauer, Inc.	10,041	342,800
LHC Group, Inc.*	12,905	402,378
Magellan Health, Inc.*	28,671	1,721,120
Molina Healthcare, Inc.*	31,435	1,682,716
MWI Veterinary Supply, Inc.*	13,362	2,270,337
National Healthcare Corp.	10,746	675,279
National Research Corp., Class A	10,213	142,880
National Research Corp., Class B	546	19,563
Owens & Minor, Inc.	65,321	2,293,420
PharMerica Corp.*	31,347	649,196
Providence Service Corp.*	12,018	437,936
RadNet, Inc.*	33,459	285,740
Select Medical Holdings Corp.	81,503	1,173,643
Skilled Healthcare Group, Inc., Class A*	24,975	214,036
Surgical Care Affiliates, Inc.*	13,072	439,873
Team Health Holdings, Inc.*	73,064	4,203,372
Triple-S Management Corp., Class B*	25,856	618,217
Trupanion, Inc.*	8,412	58,295
U.S. Physical Therapy, Inc.	12,727	534,025
Universal American Corp.*	42,453	393,964
WellCare Health Plans, Inc.*	45,590	3,741,115

		47,844,589

Health Care Technology (0.4%)
Castlight Health, Inc., Class B*	13,963	163,367
Computer Programs & Systems, Inc.	11,537	700,873

HealthStream, Inc.*	22,011	$648,884
HMS Holdings Corp.*	91,229	1,928,581
Imprivata, Inc.*	5,665	73,645
MedAssets, Inc.*	63,668	1,258,080
Medidata Solutions, Inc.*	56,111	2,679,300
Merge Healthcare, Inc.*	72,744	258,969
Omnicell, Inc.*	37,931	1,256,275
Quality Systems, Inc.	51,339	800,375
Vocera Communications, Inc.*	24,410	254,352

		10,022,701

Life Sciences Tools & Services (0.4%)
Accelerate Diagnostics, Inc.*	23,612	453,114
Affymetrix, Inc.*	76,197	752,064
Albany Molecular Research, Inc.*	24,807	403,858
Cambrex Corp.*	31,823	688,013
Enzo Biochem, Inc.*	35,408	157,212
Fluidigm Corp.*	29,057	980,093
Furiex Pharmaceuticals, Inc. (b)*†	7,248	70,813
INC Research Holdings, Inc., Class A*	9,382	241,024
Luminex Corp.*	39,415	739,425
NanoString Technologies, Inc.*	10,517	146,502
Pacific Biosciences of California, Inc.*	60,185	471,850
PAREXEL International Corp.*	59,094	3,283,263
PRA Health Sciences, Inc.*	19,959	483,407
Sequenom, Inc.*	122,602	453,627

		9,324,265

Pharmaceuticals (1.4%)
AcelRx Pharmaceuticals, Inc.*	26,485	178,244
Achaogen, Inc.*	7,656	99,911
Aerie Pharmaceuticals, Inc.*	10,689	312,012
Akorn, Inc.*	64,654	2,340,475
Alimera Sciences, Inc.*	26,264	145,503
Amphastar Pharmaceuticals, Inc.*	8,870	102,981
Ampio Pharmaceuticals, Inc.*	44,270	151,846
ANI Pharmaceuticals, Inc.*	7,036	396,760
Aratana Therapeutics, Inc.*	29,280	521,770
Auxilium Pharmaceuticals, Inc.*	52,211	1,795,275
Avanir Pharmaceuticals, Inc.*	199,784	3,386,339
BioDelivery Sciences International, Inc.*	43,408	521,764
Bio-Path Holdings, Inc.*	75,545	200,950
Catalent, Inc.*	50,884	1,418,646
Cempra, Inc.*	25,216	592,828
Corcept Therapeutics, Inc.*	56,285	168,855
Depomed, Inc.*	60,344	972,142
Dermira, Inc.*	7,700	139,447
Egalet Corp.*	4,002	22,771
Endocyte, Inc.*	39,502	248,468
Horizon Pharma plc*	67,386	868,605
Impax Laboratories, Inc.*	72,706	2,303,326
Intersect ENT, Inc.*	5,747	106,607
Intra-Cellular Therapies, Inc.*	17,650	311,522
Lannett Co., Inc.*	26,645	1,142,538
Medicines Co.*	67,451	1,866,369

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nektar Therapeutics*	131,568	$2,039,304
Omeros Corp.*	35,340	875,725
Omthera Pharmaceuticals, Inc.(b)*†	4,193	2,516
Pacira Pharmaceuticals, Inc.*	36,973	3,278,026
Pain Therapeutics, Inc.*	38,734	78,630
Pernix Therapeutics Holdings, Inc.*	34,848	327,223
Phibro Animal Health Corp., Class A	15,177	478,834
POZEN, Inc.*	29,185	233,480
Prestige Brands Holdings, Inc.*	53,830	1,868,978
Relypsa, Inc.*	17,409	536,197
Repros Therapeutics, Inc.*	25,654	255,770
Revance Therapeutics, Inc.*	9,093	154,035
Sagent Pharmaceuticals, Inc.*	22,735	570,876
SciClone Pharmaceuticals, Inc.*	53,325	467,127
Sucampo Pharmaceuticals, Inc., Class A*	18,767	267,993
Supernus Pharmaceuticals, Inc.*	30,715	254,934
Tetraphase Pharmaceuticals, Inc.*	26,872	1,067,087
TherapeuticsMD, Inc.*	112,787	501,902
Theravance Biopharma, Inc.*	24,700	368,524
Theravance, Inc.	85,897	1,215,443
VIVUS, Inc.*	95,628	275,409
XenoPort, Inc.*	60,403	529,734
Zogenix, Inc.*	132,171	181,074
ZS Pharma, Inc.*	6,954	289,078

		36,433,853

Total Health Care		270,260,105

Industrials (9.9%)
Aerospace & Defense (1.3%)
AAR Corp.	41,267	1,146,397
Aerovironment, Inc.*	19,694	536,662
American Science & Engineering, Inc.	8,195	425,321
Astronics Corp.*	19,492	1,078,103
Cubic Corp.	21,438	1,128,496
Curtiss-Wright Corp.	49,941	3,525,335
DigitalGlobe, Inc.*	78,227	2,422,690
Ducommun, Inc.*	11,521	291,251
Engility Holdings, Inc.*	18,068	773,310
Esterline Technologies Corp.*	33,011	3,620,647
GenCorp, Inc.*	62,126	1,136,906
HEICO Corp.	68,950	4,164,580
KEYW Holding Corp.*	34,473	357,830
Kratos Defense & Security Solutions, Inc.*	47,108	236,482
LMI Aerospace, Inc.*	11,120	156,792
Moog, Inc., Class A*	42,949	3,179,514
National Presto Industries, Inc.	4,761	276,328
Orbital Sciences Corp.*	62,770	1,687,885
SIFCO Industries, Inc.	2,572	74,974
Sparton Corp.*	10,560	299,270
TASER International, Inc.*	56,224	1,488,812
Teledyne Technologies, Inc.*	38,996	4,006,449

		32,014,034

Air Freight & Logistics (0.4%)
Air Transport Services Group, Inc.*	54,714	$468,352
Atlas Air Worldwide Holdings, Inc.*	26,203	1,291,808
Echo Global Logistics, Inc.*	24,621	718,933
Forward Air Corp.	32,279	1,625,893
Hub Group, Inc., Class A*	38,135	1,452,181
Park-Ohio Holdings Corp.	9,022	568,657
UTi Worldwide, Inc.*	94,837	1,144,682
XPO Logistics, Inc.*	54,541	2,229,636

		9,500,142

Airlines (0.4%)
Allegiant Travel Co.	14,254	2,142,804
Hawaiian Holdings, Inc.*	46,765	1,218,228
JetBlue Airways Corp.*	257,882	4,090,008
Republic Airways Holdings, Inc.*	51,964	758,155
SkyWest, Inc.	52,871	702,127
Virgin America, Inc.*	15,787	682,788

		9,594,110

Building Products (0.6%)
AAON, Inc.	43,693	978,286
Advanced Drainage Systems, Inc.	15,565	357,684
American Woodmark Corp.*	12,834	519,007
Apogee Enterprises, Inc.	30,073	1,274,193
Builders FirstSource, Inc.*	48,226	331,313
Continental Building Products, Inc.*	12,429	220,366
Gibraltar Industries, Inc.*	32,266	524,645
Griffon Corp.	41,879	556,991
Insteel Industries, Inc.	19,070	449,671
Masonite International Corp.*	30,640	1,883,134
NCI Building Systems, Inc.*	29,066	538,302
Norcraft Cos., Inc.*	8,246	159,148
Nortek, Inc.*	9,439	767,674
Patrick Industries, Inc.*	8,619	379,064
PGT, Inc.*	49,902	480,556
Ply Gem Holdings, Inc.*	22,178	310,048
Quanex Building Products Corp.	39,178	735,763
Simpson Manufacturing Co., Inc.	42,703	1,477,524
Trex Co., Inc.*	34,961	1,488,639
Universal Forest Products, Inc.	20,964	1,115,285

		14,547,293

Commercial Services & Supplies (1.6%)
ABM Industries, Inc.	58,048	1,663,075
ACCO Brands Corp.*	118,880	1,071,109
ARC Document Solutions, Inc.*	43,061	440,083
Brady Corp., Class A	49,697	1,358,716
Brink’s Co.	50,209	1,225,602
Casella Waste Systems, Inc., Class A*	42,799	172,908
CECO Environmental Corp.	21,695	337,140
Cenveo, Inc.*	60,338	126,710
Civeo Corp.	98,093	403,162
Deluxe Corp.	52,012	3,237,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ennis, Inc.	27,232	$366,815
G&K Services, Inc., Class A	20,454	1,449,166
Healthcare Services Group, Inc.	72,672	2,247,745
Heritage-Crystal Clean, Inc.*	10,793	133,078
Herman Miller, Inc.	61,276	1,803,353
HNI Corp.	46,731	2,386,085
InnerWorkings, Inc.*	37,053	288,643
Interface, Inc.	68,879	1,134,437
Kimball International, Inc., Class B	35,514	323,888
Knoll, Inc.	50,088	1,060,363
Matthews International Corp., Class A	30,855	1,501,713
McGrath RentCorp	26,709	957,785
Mobile Mini, Inc.	48,392	1,960,360
MSA Safety, Inc.	30,490	1,618,714
Multi-Color Corp.	12,871	713,311
NL Industries, Inc.*	7,207	61,980
Performant Financial Corp.*	31,841	211,743
Quad/Graphics, Inc.	28,429	652,730
Quest Resource Holding Corp. (b)*	13,114	18,884
SP Plus Corp.*	15,981	403,201
Steelcase, Inc., Class A	85,496	1,534,653
Team, Inc.*	21,331	863,052
Tetra Tech, Inc.	67,564	1,803,959
U.S. Ecology, Inc.	22,380	897,885
UniFirst Corp.	15,354	1,864,743
United Stationers, Inc.	40,847	1,722,109
Viad Corp.	20,966	558,953
West Corp.	39,889	1,316,337

		39,891,937

Construction & Engineering (0.5%)
Aegion Corp.*	39,779	740,287
Ameresco, Inc., Class A*	21,220	148,540
Argan, Inc.	13,283	446,840
Comfort Systems USA, Inc.	39,168	670,556
Dycom Industries, Inc.*	35,329	1,239,695
EMCOR Group, Inc.	69,976	3,113,232
Furmanite Corp.*	39,968	312,550
Granite Construction, Inc.	40,548	1,541,635
Great Lakes Dredge & Dock Corp.*	62,227	532,663
Layne Christensen Co.*	19,854	189,407
MasTec, Inc.*	68,148	1,540,826
MYR Group, Inc.*	22,318	611,513
Northwest Pipe Co.*	9,978	300,538
Orion Marine Group, Inc.*	29,261	323,334
Primoris Services Corp.	39,671	921,954
Sterling Construction Co., Inc.*	20,388	130,280
Tutor Perini Corp.*	38,933	937,117

		13,700,967

Electrical Equipment (0.7%)
AZZ, Inc.	26,712	1,253,327
Capstone Turbine Corp.*	346,810	256,397
Encore Wire Corp.	21,434	800,131
EnerSys, Inc.	48,686	3,004,900
Enphase Energy, Inc.*	19,118	273,196
Franklin Electric Co., Inc.	49,374	1,853,006
FuelCell Energy, Inc.*	242,668	373,709
Generac Holdings, Inc.*	71,564	3,346,333

General Cable Corp.	50,611	$754,104
Global Power Equipment Group, Inc.	18,132	250,403
GrafTech International Ltd.*	123,668	625,760
LSI Industries, Inc.	21,275	144,457
Plug Power, Inc.*	171,915	515,745
Polypore International, Inc.*	46,750	2,199,588
Powell Industries, Inc.	9,564	469,305
Power Solutions International, Inc.*	4,720	243,599
PowerSecure International, Inc.*	24,007	279,682
Preformed Line Products Co.	2,716	148,375
Revolution Lighting Technologies, Inc.*	32,283	43,582
TCP International Holdings Ltd.*	6,750	41,512
Thermon Group Holdings, Inc.*	33,487	810,051
Vicor Corp.*	16,741	202,566

		17,889,728

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	37,569	939,225

Machinery (2.2%)
Accuride Corp.*	40,323	175,002
Actuant Corp., Class A	67,771	1,846,082
Alamo Group, Inc.	6,941	336,222
Albany International Corp., Class A	29,009	1,102,052
Altra Industrial Motion Corp.	27,987	794,551
American Railcar Industries, Inc.	9,781	503,722
ARC Group Worldwide, Inc.*	3,006	30,481
Astec Industries, Inc.	19,480	765,759
Barnes Group, Inc.	56,213	2,080,443
Blount International, Inc.	51,478	904,469
Briggs & Stratton Corp.	48,488	990,125
Chart Industries, Inc.*	31,565	1,079,523
CIRCOR International, Inc.	18,448	1,112,045
CLARCOR, Inc.	52,312	3,486,072
Columbus McKinnon Corp.	20,574	576,895
Commercial Vehicle Group, Inc.*	27,902	185,827
Douglas Dynamics, Inc.	22,722	486,932
Dynamic Materials Corp.	14,608	234,020
Energy Recovery, Inc.*	40,383	212,818
EnPro Industries, Inc.*	23,633	1,483,207
ESCO Technologies, Inc.	27,581	1,017,739
ExOne Co.*	10,685	179,508
Federal Signal Corp.	65,319	1,008,525
FreightCar America, Inc.	12,417	326,691
Global Brass & Copper Holdings, Inc.	22,197	292,113
Gorman-Rupp Co.	19,644	630,965
Graham Corp.	10,722	308,472
Greenbrier Cos., Inc.	28,662	1,540,009
Harsco Corp.	83,437	1,576,125
Hillenbrand, Inc.	65,109	2,246,261
Hurco Cos., Inc.	6,638	226,289
Hyster-Yale Materials Handling, Inc.	10,704	783,533

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

John Bean Technologies Corp.	30,233	$993,456
Kadant, Inc.	11,749	501,565
L.B. Foster Co., Class A	10,684	518,922
Lindsay Corp.	12,681	1,087,269
Lydall, Inc.*	17,789	583,835
Manitex International, Inc.*	15,072	191,565
Meritor, Inc.*	101,537	1,538,286
Miller Industries, Inc.	11,490	238,877
Mueller Industries, Inc.	58,757	2,005,964
Mueller Water Products, Inc., Class A	164,776	1,687,306
NN, Inc.	18,542	381,224
Omega Flex, Inc.	2,573	97,285
Proto Labs, Inc.*	23,569	1,582,894
RBC Bearings, Inc.	24,115	1,556,141
Rexnord Corp.*	78,066	2,202,242
Standex International Corp.	13,254	1,024,004
Sun Hydraulics Corp.	22,959	904,125
Tennant Co.	19,037	1,373,900
Titan International, Inc.	45,774	486,578
TriMas Corp.*	46,852	1,465,999
Twin Disc, Inc.	8,752	173,815
Wabash National Corp.*	71,376	882,207
Watts Water Technologies, Inc., Class A	29,568	1,875,794
Woodward, Inc.	68,642	3,379,246
Xerium Technologies, Inc.*	11,282	178,030

		55,433,006

Marine (0.1%)
Baltic Trading Ltd.	52,025	130,583
International Shipholding Corp.	5,986	89,191
Knightsbridge Shipping Ltd.	34,951	158,328
Matson, Inc.	44,544	1,537,659
Navios Maritime Holdings, Inc.	82,826	340,415
Safe Bulkers, Inc.	40,844	159,700
Scorpio Bulkers, Inc.*	141,513	278,780
Ultrapetrol Bahamas Ltd.*	21,191	45,349

		2,740,005

Professional Services (1.0%)
Acacia Research Corp.	52,102	882,608
Advisory Board Co.*	38,134	1,867,803
Barrett Business Services, Inc.	7,588	207,911
CBIZ, Inc.*	44,961	384,866
CDI Corp.	14,427	255,502
Corporate Executive Board Co.	35,227	2,555,014
Corporate Resource Services, Inc.*	15,059	18,071
CRA International, Inc.*	10,153	307,839
Exponent, Inc.	13,788	1,137,510
Franklin Covey Co.*	11,565	223,898
FTI Consulting, Inc.*	42,668	1,648,265
GP Strategies Corp.*	13,617	462,025
Heidrick & Struggles International, Inc.	18,936	436,475
Hill International, Inc.*	32,425	124,512
Huron Consulting Group, Inc.*	24,594	1,681,984
ICF International, Inc.*	21,104	864,842
Insperity, Inc.	23,460	795,059
Kelly Services, Inc., Class A	28,326	482,109
Kforce, Inc.	25,733	620,937

Korn/Ferry International*	51,587	$1,483,642
Mistras Group, Inc.*	17,423	319,364
Navigant Consulting, Inc.*	51,495	791,478
On Assignment, Inc.*	56,425	1,872,746
Paylocity Holding Corp.*	8,893	232,196
Pendrell Corp.*	166,414	229,651
Resources Connection, Inc.	41,092	675,963
RPX Corp.*	55,805	768,993
TriNet Group, Inc.*	16,434	514,056
TrueBlue, Inc.*	43,216	961,556
VSE Corp.	4,508	297,077
WageWorks, Inc.*	36,440	2,352,931

		25,456,883

Road & Rail (0.5%)
ArcBest Corp.	27,083	1,255,839
Celadon Group, Inc.	21,844	495,640
FRP Holdings, Inc.*	6,902	270,628
Heartland Express, Inc.	56,200	1,517,962
Knight Transportation, Inc.	62,098	2,090,219
Marten Transport Ltd.	24,586	537,450
P.A.M. Transportation Services, Inc.*	3,206	166,199
Quality Distribution, Inc.*	28,727	305,655
Roadrunner Transportation Systems, Inc.*	29,086	679,158
Saia, Inc.*	25,540	1,413,894
Swift Transportation Co.*	88,524	2,534,442
Universal Truckload Services, Inc.	6,844	195,123
USA Truck, Inc.*	6,046	171,706
Werner Enterprises, Inc.	46,411	1,445,703
YRC Worldwide, Inc.*	32,366	727,911

		13,807,529

Trading Companies & Distributors (0.6%)
Aceto Corp.	29,661	643,644
Aircastle Ltd.	67,243	1,436,983
Applied Industrial Technologies, Inc.	43,333	1,975,551
Beacon Roofing Supply, Inc.*	51,299	1,426,112
CAI International, Inc.*	17,292	401,174
DXP Enterprises, Inc.*	13,498	682,054
Erickson, Inc.*	6,364	53,076
General Finance Corp.*	10,119	99,773
H&E Equipment Services, Inc.	32,361	909,021
Houston Wire & Cable Co.	18,171	217,143
Kaman Corp.	28,437	1,140,039
Neff Corp., Class A*	10,565	119,068
Rush Enterprises, Inc., Class A*	35,692	1,143,929
Stock Building Supply Holdings, Inc.*	15,446	236,633
TAL International Group, Inc.*	35,336	1,539,590
Textainer Group Holdings Ltd.	22,338	766,640
Titan Machinery, Inc.*	17,929	249,930
Watsco, Inc.	26,753	2,862,571

		15,902,931

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	54,660	764,147

Total Industrials		252,181,937

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (12.8%)
Communications Equipment (1.1%)
ADTRAN, Inc.	58,730	$1,280,314
Alliance Fiber Optic Products, Inc.	13,572	196,930
Applied Optoelectronics, Inc.*	15,552	174,493
Aruba Networks, Inc.*	110,701	2,012,544
Bel Fuse, Inc., Class B	10,247	280,153
Black Box Corp.	16,106	384,933
CalAmp Corp.*	37,298	682,553
Calix, Inc.*	42,725	428,105
Ciena Corp.*	109,223	2,120,018
Clearfield, Inc.*	12,023	148,003
Comtech Telecommunications Corp.	15,711	495,211
Digi International, Inc.*	24,448	227,122
Emulex Corp.*	74,177	420,584
Extreme Networks, Inc.*	101,411	357,981
Finisar Corp.*	107,063	2,078,093
Harmonic, Inc.*	90,924	637,377
Infinera Corp.*	126,844	1,867,144
InterDigital, Inc.	38,506	2,036,967
Ixia*	59,439	668,689
KVH Industries, Inc.*	16,766	212,090
NETGEAR, Inc.*	35,792	1,273,479
Numerex Corp., Class A*	15,493	171,353
Oclaro, Inc.*	98,067	174,559
ParkerVision, Inc.*	104,242	94,850
Plantronics, Inc.	44,116	2,339,030
Polycom, Inc.*	143,113	1,932,026
Procera Networks, Inc.*	22,472	161,574
Ruckus Wireless, Inc.*	67,819	815,184
ShoreTel, Inc.*	65,664	482,630
Sonus Networks, Inc.*	254,666	1,011,024
Tessco Technologies, Inc.	5,957	172,753
Ubiquiti Networks, Inc.	30,694	909,770
ViaSat, Inc.*	42,854	2,701,088

		28,948,624

Electronic Equipment, Instruments & Components (1.9%)
Agilysys, Inc.*	14,636	184,267
Anixter International, Inc.*	28,087	2,484,576
Badger Meter, Inc.	15,133	898,144
Belden, Inc.	45,253	3,566,389
Benchmark Electronics, Inc.*	56,181	1,429,245
Checkpoint Systems, Inc.*	42,971	589,992
Cognex Corp.*	89,978	3,718,791
Coherent, Inc.*	25,792	1,566,090
Control4 Corp.*	12,440	191,203
CTS Corp.	35,263	628,739
CUI Global, Inc.*	21,490	160,101
Daktronics, Inc.	40,004	500,450
DTS, Inc.*	17,563	540,062
Electro Rent Corp.	16,765	235,381
Electro Scientific Industries, Inc.	24,865	192,952
Fabrinet*	36,464	646,871
FARO Technologies, Inc.*	17,885	1,121,032
FEI Co.	43,778	3,955,342
Gerber Scientific, Inc. (Escrow Shares) (b)*†	14,176	—
GSI Group, Inc.*	31,481	463,400
II-VI, Inc.*	54,322	741,495

Insight Enterprises, Inc.*	42,420	$1,098,254
InvenSense, Inc.*	73,751	1,199,191
Itron, Inc.*	40,888	1,729,154
Kemet Corp.*	46,450	195,090
Kimball Electronics, Inc.*	26,635	320,153
Littelfuse, Inc.	23,305	2,252,894
Maxwell Technologies, Inc.*	31,719	289,277
Mercury Systems, Inc.*	34,678	482,718
Mesa Laboratories, Inc.	2,894	223,735
Methode Electronics, Inc.	39,248	1,432,945
MTS Systems Corp.	15,663	1,175,195
Multi-Fineline Electronix, Inc.*	8,829	99,150
Newport Corp.*	41,199	787,313
OSI Systems, Inc.*	20,672	1,462,958
Park Electrochemical Corp.	21,781	543,000
PC Connection, Inc.	10,002	245,549
Plexus Corp.*	35,064	1,444,987
RealD, Inc.*	41,748	492,626
Rofin-Sinar Technologies, Inc.*	29,042	835,538
Rogers Corp.*	18,785	1,529,850
Sanmina Corp.*	85,169	2,004,027
ScanSource, Inc.*	29,459	1,183,073
Speed Commerce, Inc.*	48,436	149,667
SYNNEX Corp.	29,523	2,307,518
TTM Technologies, Inc.*	55,786	420,069
Universal Display Corp.*	41,939	1,163,807
Viasystems Group, Inc.*	5,241	85,324
Vishay Precision Group, Inc.*	13,463	231,025

		49,198,609

Internet Software & Services (1.8%)
Aerohive Networks, Inc.*	10,257	49,234
Amber Road, Inc.*	9,328	95,332
Angie’s List, Inc.*	46,456	289,421
Bankrate, Inc.*	69,687	866,209
Bazaarvoice, Inc.*	51,249	412,042
Benefitfocus, Inc.*	4,959	162,854
Blucora, Inc.*	43,735	605,730
Borderfree, Inc.*	6,491	58,159
Brightcove, Inc.*	32,821	255,347
Carbonite, Inc.*	18,427	262,953
Care.com, Inc.*	7,024	58,159
ChannelAdvisor Corp.*	21,407	461,963
Cimpress N.V.*	34,555	2,586,096
comScore, Inc.*	35,915	1,667,533
Constant Contact, Inc.*	32,638	1,197,815
Cornerstone OnDemand, Inc.*	55,067	1,938,358
Cvent, Inc.*	18,535	516,014
Dealertrack Technologies, Inc.*	55,550	2,461,421
Demand Media, Inc.*	9,684	59,266
Demandware, Inc.*	31,151	1,792,429
Dice Holdings, Inc.*	40,337	403,773
Digital River, Inc.*	33,729	834,118
E2open, Inc.*	25,011	240,356
EarthLink Holdings Corp.	104,732	459,774
Endurance International Group Holdings, Inc.*	30,912	569,708
Envestnet, Inc.*	35,277	1,733,512
Everyday Health, Inc.*	8,177	120,611
Five9, Inc.*	13,171	59,006
Global Eagle Entertainment, Inc.*	41,135	559,847

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Gogo, Inc.*	58,101	$960,410
GrubHub, Inc.*	9,175	333,236
GTT Communications, Inc.*	16,195	214,260
Internap Corp.*	57,595	458,456
Intralinks Holdings, Inc.*	40,298	479,546
j2 Global, Inc.	49,186	3,049,532
Limelight Networks, Inc.*	60,024	166,266
Liquidity Services, Inc.*	26,085	213,114
LivePerson, Inc.*	56,511	796,805
LogMeIn, Inc.*	25,105	1,238,681
Marchex, Inc., Class B	34,808	159,769
Marin Software, Inc.*	27,822	235,374
Marketo, Inc.*	26,602	870,417
Millennial Media, Inc.*	80,695	129,112
Monster Worldwide, Inc.*	96,099	443,977
NIC, Inc.	67,622	1,216,520
OPOWER, Inc.*	8,157	116,074
Perficient, Inc.*	36,093	672,413
Q2 Holdings, Inc.*	10,411	196,143
QuinStreet, Inc.*	36,831	223,564
RealNetworks, Inc.*	22,833	160,744
Reis, Inc.	9,005	235,661
Rightside Group Ltd.*	9,530	64,042
Rocket Fuel, Inc.*	19,555	315,227
SciQuest, Inc.*	29,023	419,382
Shutterstock, Inc.*	15,889	1,097,930
SPS Commerce, Inc.*	16,966	960,785
Stamps.com, Inc.*	14,684	704,685
TechTarget, Inc.*	16,310	185,445
Textura Corp.*	19,308	549,699
Travelzoo, Inc.*	7,813	98,600
Tremor Video, Inc.*	38,789	111,324
TrueCar, Inc.*	8,331	190,780
Trulia, Inc.*	38,304	1,763,133
Unwired Planet, Inc.*	100,093	100,093
Web.com Group, Inc.*	53,947	1,024,454
WebMD Health Corp.*	40,700	1,609,685
Wix.com Ltd.*	14,543	305,403
XO Group, Inc.*	28,281	514,997
Xoom Corp.*	32,597	570,773
YuMe, Inc.*	19,571	98,638
Zix Corp.*	62,825	226,170

		44,258,359

IT Services (1.8%)
Acxiom Corp.*	79,882	1,619,208
Blackhawk Network Holdings, Inc.*	54,702	2,122,438
CACI International, Inc., Class A*	24,605	2,120,459
Cardtronics, Inc.*	46,401	1,790,151
Cass Information Systems, Inc.	12,292	654,549
Ciber, Inc.*	82,548	293,045
Computer Task Group, Inc.	16,644	158,617
Convergys Corp.	105,899	2,157,163
CSG Systems International, Inc.	35,936	900,916
Datalink Corp.*	21,113	272,358
EPAM Systems, Inc.*	36,964	1,765,031
Euronet Worldwide, Inc.*	53,028	2,911,237
EVERTEC, Inc.	68,202	1,509,310
ExlService Holdings, Inc.*	34,483	990,007
Forrester Research, Inc.	11,704	460,669

Global Cash Access Holdings, Inc.*	69,216	$494,894
Hackett Group, Inc.	26,467	232,645
Heartland Payment Systems, Inc.	37,479	2,021,992
Higher One Holdings, Inc.*	36,707	154,536
iGATE Corp.*	38,320	1,512,874
Information Services Group, Inc.*	34,031	143,611
Lionbridge Technologies, Inc.*	69,193	397,860
Luxoft Holding, Inc.*	8,398	323,407
ManTech International Corp., Class A	24,970	754,843
MAXIMUS, Inc.	70,495	3,865,946
ModusLink Global Solutions, Inc.*	35,887	134,576
MoneyGram International, Inc.*	30,913	280,999
NeuStar, Inc., Class A*	22,545	626,751
PRGX Global, Inc.*	30,178	172,618
Sapient Corp.*	119,631	2,976,419
Science Applications International Corp.	41,486	2,054,802
ServiceSource International, Inc.*	71,337	333,857
Sykes Enterprises, Inc.*	41,590	976,117
Syntel, Inc.*	32,501	1,461,895
TeleTech Holdings, Inc.*	18,617	440,851
Unisys Corp.*	53,386	1,573,819
Virtusa Corp.*	27,065	1,127,799
WEX, Inc.*	40,364	3,992,807

		45,781,076

Semiconductors & Semiconductor Equipment (2.8%)
Advanced Energy Industries, Inc.*	42,806	1,014,502
Alpha & Omega Semiconductor Ltd.*	22,392	198,169
Ambarella, Inc.*	29,853	1,514,144
Amkor Technology, Inc.*	87,813	623,472
Applied Micro Circuits Corp.*	80,470	524,664
Audience, Inc.*	15,121	66,532
Axcelis Technologies, Inc.*	113,391	290,281
Brooks Automation, Inc.	69,403	884,888
Cabot Microelectronics Corp.*	24,949	1,180,587
Cascade Microtech, Inc.*	13,462	196,680
Cavium, Inc.*	54,806	3,388,107
CEVA, Inc.*	21,638	392,513
Cirrus Logic, Inc.*	64,523	1,520,807
Cohu, Inc.	26,191	311,673
Cypress Semiconductor Corp.*	163,273	2,331,538
Diodes, Inc.*	37,599	1,036,604
DSP Group, Inc.*	23,022	250,249
Entegris, Inc.*	144,170	1,904,486
Entropic Communications, Inc.*	90,549	229,089
Exar Corp.*	41,481	423,106
Fairchild Semiconductor International, Inc.*	129,505	2,186,044
FormFactor, Inc.*	58,045	499,187
Inphi Corp.*	32,382	598,419
Integrated Device Technology, Inc.*	138,456	2,713,738
Integrated Silicon Solution, Inc.	31,661	524,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

International Rectifier Corp.*	74,008	$2,952,919
Intersil Corp., Class A	132,948	1,923,758
IXYS Corp.	25,581	322,321
Kopin Corp.*	67,819	245,505
Lattice Semiconductor Corp.*	121,862	839,629
MA-COM Technology Solutions Holdings, Inc.*	12,366	386,809
MaxLinear, Inc., Class A*	29,539	218,884
Micrel, Inc.	45,915	666,227
Microsemi Corp.*	98,270	2,788,903
MKS Instruments, Inc.	55,260	2,022,516
Monolithic Power Systems, Inc.	39,995	1,989,351
Nanometrics, Inc.*	24,985	420,248
NVE Corp.*	5,102	361,171
OmniVision Technologies, Inc.*	58,184	1,512,784
PDF Solutions, Inc.*	32,133	477,496
Pericom Semiconductor Corp.*	22,905	310,134
Photronics, Inc.*	64,540	536,327
PMC-Sierra, Inc.*	179,587	1,645,017
Power Integrations, Inc.	31,518	1,630,741
QuickLogic Corp.*	57,454	180,406
Rambus, Inc.*	117,703	1,305,326
RF Micro Devices, Inc.*	296,858	4,924,874
Rubicon Technology, Inc.*	27,901	127,508
Rudolph Technologies, Inc.*	35,047	358,531
Semtech Corp.*	69,675	1,920,940
Silicon Image, Inc.*	81,014	447,197
Silicon Laboratories, Inc.*	45,073	2,146,376
Spansion, Inc., Class A*	62,718	2,146,210
Synaptics, Inc.*	37,384	2,573,515
Tessera Technologies, Inc.	55,222	1,974,739
TriQuint Semiconductor, Inc.*	177,597	4,892,797
Ultra Clean Holdings, Inc.*	30,976	287,457
Ultratech, Inc.*	29,001	538,259
Veeco Instruments, Inc.*	41,517	1,448,113
Vitesse Semiconductor Corp.*	56,614	214,001
Xcerra Corp.*	54,438	498,652

		72,039,743

Software (3.1%)
A10 Networks, Inc.*	13,558	59,113
ACI Worldwide, Inc.*	118,068	2,381,432
Actuate Corp. (b)*	47,411	312,913
Advent Software, Inc.	53,386	1,635,747
American Software, Inc., Class A	24,712	225,126
Aspen Technology, Inc.*	95,527	3,345,356
AVG Technologies N.V.*	36,364	717,825
Barracuda Networks, Inc.*	8,106	290,519
Blackbaud, Inc.	47,899	2,072,111
Bottomline Technologies de, Inc.*	41,038	1,037,441
BroadSoft, Inc.*	29,622	859,630
Callidus Software, Inc.*	49,991	816,353
CommVault Systems, Inc.*	48,983	2,531,931
Comverse, Inc.*	23,414	439,715
Covisint Corp.*	39,334	104,235
Cyan, Inc.*	28,716	71,790
Digimarc Corp.	6,559	178,077
Ebix, Inc.	31,752	539,467
Ellie Mae, Inc.*	29,255	1,179,562
EnerNOC, Inc.*	28,539	440,928

Epiq Systems, Inc.	32,357	$552,658
ePlus, Inc.*	5,453	412,738
Fair Isaac Corp.	33,534	2,424,508
FleetMatics Group plc*	38,700	1,373,463
Gigamon, Inc.*	25,035	443,871
Globant S.A.*	7,012	109,527
Glu Mobile, Inc.*	94,911	370,153
Guidance Software, Inc.*	17,763	128,782
Guidewire Software, Inc.*	70,494	3,569,111
HubSpot, Inc.*	5,780	194,266
Imperva, Inc.*	22,931	1,133,479
Infoblox, Inc.*	56,004	1,131,841
Interactive Intelligence Group, Inc.*	17,446	835,663
Jive Software, Inc.*	45,204	272,580
Kofax Ltd.*	77,779	546,786
Manhattan Associates, Inc.*	78,586	3,200,022
Mavenir Systems, Inc.*	12,118	164,320
Mentor Graphics Corp.	100,379	2,200,308
MicroStrategy, Inc., Class A*	9,388	1,524,611
MobileIron, Inc.*	12,188	121,392
Model N, Inc.*	20,499	217,699
Monotype Imaging Holdings, Inc.	41,067	1,183,962
NetScout Systems, Inc.*	37,660	1,376,096
Park City Group, Inc.*	10,144	91,499
Paycom Software, Inc.*	6,931	182,493
Pegasystems, Inc.	36,726	762,799
Progress Software Corp.*	53,224	1,438,112
Proofpoint, Inc.*	38,331	1,848,704
PROS Holdings, Inc.*	24,360	669,413
QAD, Inc., Class A	5,961	134,838
QAD, Inc., Class B	249	4,958
Qlik Technologies, Inc.*	92,990	2,872,461
Qualys, Inc.*	20,699	781,387
Rally Software Development Corp.*	26,508	301,396
RealPage, Inc.*	53,569	1,176,375
Rosetta Stone, Inc.*	22,490	219,502
Rubicon Project, Inc.*	8,058	130,056
Sapiens International Corp. N.V.*	25,528	188,141
SeaChange International, Inc.*	35,101	223,944
Silver Spring Networks, Inc.*	37,001	311,918
SS&C Technologies Holdings, Inc.	70,624	4,130,798
Synchronoss Technologies, Inc.*	36,543	1,529,690
Take-Two Interactive Software, Inc.*	86,723	2,430,846
Tangoe, Inc.*	40,159	523,272
TeleCommunication Systems, Inc., Class A*	49,169	153,407
Telenav, Inc.*	28,458	189,815
TiVo, Inc.*	106,543	1,261,469
TubeMogul, Inc.*	3,340	75,317
Tyler Technologies, Inc.*	34,251	3,748,429
Ultimate Software Group, Inc.*	29,419	4,319,151
Varonis Systems, Inc.*	5,618	184,439
VASCO Data Security International, Inc.*	30,448	858,938
Verint Systems, Inc.*	62,026	3,614,875
VirnetX Holding Corp.*	45,157	247,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vringo, Inc.*	72,359	$39,805
Yodlee, Inc.*	7,000	85,400
Zendesk, Inc.*	12,080	294,390

		77,753,056

Technology Hardware, Storage & Peripherals (0.3%)
Cray, Inc.*	42,020	1,448,850
Dot Hill Systems Corp.*	62,208	274,959
Eastman Kodak Co.*	18,434	400,202
Electronics for Imaging, Inc.*	48,298	2,068,603
Immersion Corp.*	30,017	284,261
Intevac, Inc.*	24,515	190,482
Nimble Storage, Inc.*	9,525	261,938
QLogic Corp.*	90,634	1,207,245
Quantum Corp.*	225,240	396,422
Silicon Graphics International Corp.*	35,351	402,294
Super Micro Computer, Inc.*	35,523	1,239,042
Violin Memory, Inc.*	81,950	392,541

		8,566,839

Total Information Technology		326,546,306

Materials (3.3%)
Chemicals (1.6%)
A. Schulman, Inc.	30,214	1,224,573
Advanced Emissions Solutions, Inc.*	22,310	508,445
American Vanguard Corp.	29,714	345,277
Axiall Corp.	72,517	3,079,797
Balchem Corp.	31,502	2,099,293
Calgon Carbon Corp.*	55,673	1,156,885
Chase Corp.	7,002	252,002
Chemtura Corp.*	88,552	2,189,891
Ferro Corp.*	74,822	969,693
Flotek Industries, Inc.*	56,141	1,051,521
FutureFuel Corp.	22,996	299,408
H.B. Fuller Co.	51,963	2,313,912
Hawkins, Inc.	10,961	474,940
Innophos Holdings, Inc.	22,597	1,320,795
Innospec, Inc.	25,164	1,074,503
Intrepid Potash, Inc.*	58,450	811,286
KMG Chemicals, Inc.	10,048	200,960
Koppers Holdings, Inc.	21,291	553,140
Kraton Performance Polymers, Inc.*	33,982	706,486
Kronos Worldwide, Inc.	21,325	277,652
Landec Corp.*	28,222	389,746
LSB Industries, Inc.*	20,134	633,013
Marrone Bio Innovations, Inc.*	14,914	53,840
Minerals Technologies, Inc.	35,770	2,484,227
Olin Corp.	81,968	1,866,411
OM Group, Inc.	33,417	995,827
OMNOVA Solutions, Inc.*	49,759	405,038
PolyOne Corp.	97,617	3,700,660
Quaker Chemical Corp.	13,765	1,266,931
Rentech, Inc.*	197,724	249,132
Senomyx, Inc.*	44,363	266,622
Sensient Technologies Corp.	51,344	3,098,097
Stepan Co.	20,018	802,321
Trecora Resources*	20,212	297,116
Tredegar Corp.	25,919	582,918

Trinseo S.A.*	11,642	$203,153
Tronox Ltd., Class A	63,496	1,516,284
Zep, Inc.	23,969	363,130

		40,084,925

Construction Materials (0.1%)
Headwaters, Inc.*	76,669	1,149,268
U.S. Concrete, Inc.*	14,635	416,366
United States Lime & Minerals, Inc.	2,059	150,019

		1,715,653

Containers & Packaging (0.3%)
AEP Industries, Inc.*	4,229	245,916
Berry Plastics Group, Inc.*	93,335	2,944,719
Graphic Packaging Holding Co.*	339,836	4,628,566
Myers Industries, Inc.	26,968	474,637
UFP Technologies, Inc.*	6,521	160,319

		8,454,157

Metals & Mining (0.8%)
A.M. Castle & Co.*	19,928	159,025
AK Steel Holding Corp.*	184,926	1,098,460
Allied Nevada Gold Corp.*	127,903	111,276
Ampco-Pittsburgh Corp.	8,574	165,049
Century Aluminum Co.*	53,359	1,301,960
Coeur Mining, Inc.*	107,108	547,322
Commercial Metals Co.	121,776	1,983,731
Globe Specialty Metals, Inc.	66,065	1,138,300
Gold Resource Corp.	39,781	134,460
Handy & Harman Ltd.*	4,105	188,953
Haynes International, Inc.	12,939	627,541
Hecla Mining Co.	380,538	1,061,701
Horsehead Holding Corp.*	52,467	830,553
Kaiser Aluminum Corp.	18,597	1,328,384
Materion Corp.	21,362	752,583
Molycorp, Inc.*	193,907	170,754
Noranda Aluminum Holding Corp.	46,629	164,134
Olympic Steel, Inc.	9,156	162,794
RTI International Metals, Inc.*	31,758	802,207
Ryerson Holding Corp.*	11,306	112,269
Schnitzer Steel Industries, Inc., Class A	26,669	601,653
Stillwater Mining Co.*	124,340	1,832,772
SunCoke Energy, Inc.	68,697	1,328,600
U.S. Silica Holdings, Inc.	55,775	1,432,860
Universal Stainless & Alloy Products, Inc.*	7,497	188,549
Walter Energy, Inc.	70,639	97,482
Worthington Industries, Inc.	53,288	1,603,436

		19,926,808

Paper & Forest Products (0.5%)
Boise Cascade Co.*	41,094	1,526,642
Clearwater Paper Corp.*	21,353	1,463,748
Deltic Timber Corp.	11,628	795,355
KapStone Paper and Packaging Corp.	88,099	2,582,182
Louisiana-Pacific Corp.*	147,064	2,435,380
Neenah Paper, Inc.	17,307	1,043,093

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

P.H. Glatfelter Co.	44,906	$1,148,247
Resolute Forest Products, Inc.*	67,458	1,187,935
Schweitzer-Mauduit International, Inc.	31,798	1,345,055
Wausau Paper Corp.	44,088	501,281

		14,028,918

Total Materials		84,210,461

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
8x8, Inc.*	91,771	840,622
Atlantic Tele-Network, Inc.	9,603	649,067
Cincinnati Bell, Inc.*	221,271	705,854
Cogent Communications Holdings, Inc.	48,160	1,704,382
Consolidated Communications Holdings, Inc.	52,022	1,447,772
FairPoint Communications, Inc.*	21,468	305,060
General Communication, Inc., Class A*	37,886	520,932
Globalstar, Inc.*	284,028	781,077
Hawaiian Telcom Holdco, Inc.*	11,060	304,924
IDT Corp., Class B	17,570	356,847
inContact, Inc.*	63,764	560,486
Inteliquent, Inc.	33,712	661,767
Intelsat S.A.*	28,070	487,295
Iridium Communications, Inc.*	84,104	820,014
Lumos Networks Corp.	19,662	330,715
magicJack VocalTec Ltd.*	19,248	156,294
ORBCOMM, Inc.*	55,318	361,780
Premiere Global Services, Inc.*	50,677	538,190
Vonage Holdings Corp.*	180,784	688,787

		12,221,865

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	24,434	187,409
Leap Wireless International, Inc. (b)*	51,376	129,467
NTELOS Holdings Corp.	17,925	75,106
RingCentral, Inc., Class A*	29,239	436,246
Shenandoah Telecommunications Co.	25,133	785,406
Spok Holdings, Inc.	22,407	388,986

		2,002,620

Total Telecommunication Services		14,224,485

Utilities (2.6%)
Electric Utilities (1.0%)
ALLETE, Inc.	45,616	2,515,266
Cleco Corp.	62,734	3,421,512
El Paso Electric Co.	41,995	1,682,320
Empire District Electric Co.	44,685	1,328,932
IDACORP, Inc.	52,226	3,456,839
MGE Energy, Inc.	35,832	1,634,297
NRG Yield, Inc., Class A	24,890	1,173,315
Otter Tail Corp.	37,528	1,161,867
PNM Resources, Inc.	82,593	2,447,231
Portland General Electric Co.	81,304	3,075,730
Spark Energy, Inc., Class A	2,918	41,115
UIL Holdings Corp.	58,684	2,555,101

Unitil Corp.	14,752	$540,956

		25,034,481

Gas Utilities (0.8%)
Chesapeake Utilities Corp.	15,165	753,094
Laclede Group, Inc.	44,790	2,382,828
New Jersey Resources Corp.	43,511	2,662,873
Northwest Natural Gas Co.	28,181	1,406,232
ONE Gas, Inc.	54,069	2,228,724
Piedmont Natural Gas Co., Inc.	80,705	3,180,584
South Jersey Industries, Inc.	34,302	2,021,417
Southwest Gas Corp.	48,275	2,983,878
WGL Holdings, Inc.	53,715	2,933,913

		20,553,543

Independent Power and Renewable Electricity Producers (0.3%)
Abengoa Yield plc	29,844	815,338
Atlantic Power Corp.	122,202	331,167
Dynegy, Inc.*	127,497	3,869,534
Ormat Technologies, Inc.	18,460	501,743
Pattern Energy Group, Inc.	41,121	1,014,044
TerraForm Power, Inc., Class A	24,137	745,351
Vivint Solar, Inc.*	20,706	190,909

		7,468,086

Multi-Utilities (0.3%)
Avista Corp.	62,434	2,207,042
Black Hills Corp.	46,230	2,452,039
NorthWestern Corp.	48,339	2,735,020

		7,394,101

Water Utilities (0.2%)
American States Water Co.	40,094	1,509,940
Artesian Resources Corp., Class A	8,204	185,329
California Water Service Group	49,735	1,223,978
Connecticut Water Service, Inc.	11,443	415,267
Middlesex Water Co.	15,967	368,199
SJW Corp.	16,385	526,286
York Water Co.	13,635	316,468

		4,545,467

Total Utilities		64,995,678

Total Common Stocks (71.9%) (Cost $1,521,878,632)		1,830,771,333

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15*	2,792	—

Total Consumer Discretionary		—

Health Care (0.0%)
Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15 (b)*†	496	—

Total Health Care		—

Total Rights (Cost $—)		—

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16(b)*† (Cost $—)	16,544	$—

Total Investments (71.9%) (Cost $1,521,878,632)		1,830,771,333
Other Assets Less Liabilities (28.1%)		715,415,876

Net Assets (100%)		$2,546,187,209

*	Non-income producing.
†	Securities (totaling $73,329 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	5,962	March-15	$695,781,120	$715,857,340	$20,076,220

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$250,961,329	$—	$—		$250,961,329
Consumer Staples	61,068,655	—	—		61,068,655
Energy	62,250,164	—	—		62,250,164
Financials	444,072,213	—	—		444,072,213
Health Care	270,186,776	—	73,329		270,260,105
Industrials	252,181,937	—	—		252,181,937
Information Technology	326,546,306	—	—	(b)	326,546,306
Materials	84,210,461	—	—		84,210,461
Telecommunication Services	14,095,018	129,467	—		14,224,485
Utilities	64,995,678	—	—		64,995,678
Futures	20,076,220	—	—		20,076,220
Rights
Consumer Discretionary	—	—	—		—
Health Care	—	—	—	(b)	—
Warrants
Energy	—	—	—	(b)	—

Total Assets	$1,850,644,757	$129,467	$73,329		$1,850,847,553

Total Liabilities	$—	$—	$—		$—

Total	$1,850,644,757	$129,467	$73,329		$1,850,847,553

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$20,076,220	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$51,400,161	$51,400,161

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(11,884,964)	$(11,884,964)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $656,403,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$527,589,672
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$313,074,003

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$424,505,995
Aggregate gross unrealized depreciation	(115,841,115)

Net unrealized appreciation	$308,664,880

Federal income tax cost of investments	$1,522,106,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,521,878,632)	$1,830,771,333
Cash	689,718,917
Cash held as collateral at broker	30,454,100
Dividends, interest and other receivables	2,269,928
Receivable from Separate Accounts for Trust shares sold	780,480
Receivable for securities sold	17,960
Other assets	8,639

Total assets	2,554,021,357

LIABILITIES
Due to broker for futures variation margin	5,791,024
Investment management fees payable	953,476
Payable for securities purchased	355,994
Administrative fees payable	298,986
Distribution fees payable – Class IB	144,900
Payable to Separate Accounts for Trust shares redeemed	126,915
Trustees’ fees payable	4,333
Accrued expenses	158,520

Total liabilities	7,834,148

NET ASSETS	$2,546,187,209

Net assets were comprised of:
Paid in capital	$2,217,754,363
Accumulated undistributed net investment income (loss)	421,090
Accumulated undistributed net realized gain (loss) on investments and futures	(957,165)
Net unrealized appreciation (depreciation) on investments and futures	328,968,921

Net assets	$2,546,187,209

Class IA
Net asset value, offering and redemption price per share, $2,119 / 112 shares outstanding (unlimited amount authorized: $0.01 par value)†	$18.93

Class IB
Net asset value, offering and redemption price per share, $691,603,168 / 36,766,615 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.81

Class K
Net asset value, offering and redemption price per share, $1,854,581,922 / 98,022,233 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.92

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $11,830 foreign withholding tax)	$21,698,400
Interest	623,589

Total income	22,321,989

EXPENSES
Investment management fees	10,428,611
Administrative fees	3,421,758
Distribution fees – Class IB	1,758,897
Printing and mailing expenses	174,414
Custodian fees	153,500
Professional fees	75,657
Trustees’ fees	58,500
Distribution fees – Class IA	5
Miscellaneous	59,694

Total expenses	16,131,036

NET INVESTMENT INCOME (LOSS)	6,190,953

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	61,005,262
Futures	51,400,161

Net realized gain (loss)	112,405,423

Change in unrealized appreciation (depreciation) on:
Investments	3,524
Futures	(11,884,964)

Net change in unrealized appreciation (depreciation)	(11,881,440)

NET REALIZED AND UNREALIZED GAIN (LOSS)	100,523,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,714,936

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,190,953	$3,815,355
Net realized gain (loss) on investments, futures and foreign currency transactions	112,405,423	176,305,695
Net change in unrealized appreciation (depreciation) on investments and futures	(11,881,440)	286,115,121

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,714,936	466,236,171

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2)	(1)
Class IB	(801,375)	(341,698)
Class K	(5,685,236)	(3,994,114)

	(6,486,613)	(4,335,813)

Distributions from net realized capital gains
Class IA	(101)	(164)
Class IB	(33,631,936)	(63,522,986)
Class K	(87,541,150)	(112,966,597)

	(121,173,187)	(176,489,747)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(127,659,800)	(180,825,560)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold in-kind (Note 9)[ 0 and 0# shares, respectively ]	—	2
Capital shares issued in reinvestment of dividends and distributions [ 6 and 9 shares, respectively ]	103	165
Capital shares repurchased [ 0 and (10,711) shares, respectively ]	—	(173,912)

Total Class IA transactions	103	(173,745)

Class IB
Capital shares sold [ 1,296,067 and 1,837,062 shares, respectively ]	24,171,126	34,067,984
Capital shares sold in-kind (Note 9)[ 0 and 36,167,197 shares, respectively ]	—	668,524,945
Capital shares issued in reinvestment of dividends and distributions [ 1,841,160 and 3,461,662 shares, respectively ]	34,433,311	63,864,684
Capital shares repurchased [ (6,961,585) and (5,720,665) shares, respectively ]	(130,425,389)	(107,137,900)

Total Class IB transactions	(71,820,952)	659,319,713

Class K
Capital shares sold [ 23,940,812 and 21,419,464 shares, respectively ]	451,879,671	385,207,028
Capital shares sold in-kind (Note 9)[ 0 and 15 shares, respectively ]	—	281
Capital shares issued in reinvestment of dividends and distributions [ 4,956,016 and 6,303,093 shares, respectively ]	93,226,386	116,960,711
Capital shares repurchased [ (5,239,726) and (8,695,926) shares, respectively ]	(99,867,937)	(166,633,001)

Total Class K transactions	445,238,120	335,535,019

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	373,417,271	994,680,987

TOTAL INCREASE (DECREASE) IN NET ASSETS	352,472,407	1,280,091,598
NET ASSETS:
Beginning of year	2,193,714,802	913,623,204

End of year (a)	$2,546,187,209	$2,193,714,802

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$421,090	$5,836

# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.13	$15.18	$13.35	$15.29		$12.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	(0.08)†	0.04	0.03		0.07
Net realized and unrealized gain (loss) on investments and futures	0.75	5.70	2.02	(1.61)		3.00

Total from investment operations	0.76	5.62	2.06	(1.58)		3.07

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.03)	(0.04)		(0.04)
Distributions from net realized gains	(0.94)	(1.66)	(0.20)	(0.32)		(0.48)

Total dividends and distributions	(0.96)	(1.67)	(0.23)	(0.36)		(0.52)

Net asset value, end of year	$18.93	$19.13	$15.18	$13.35		$15.29

Total return	4.06%	37.49%	15.42%	(10.26)%		24.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$164	$142		$305,664
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.88%	0.88%	0.89%	0.68%		0.68%
Before waivers and reimbursements (f)	0.88%	0.88%	0.89%	0.70%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.08%	(0.49)%	0.27%	0.16%		0.48%
Before waivers and reimbursements (f)	0.08%	(0.49)%	0.27%	0.14%		0.43%
Portfolio turnover rate^	19%	19%	19%	17%		18%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.02	$15.11	$13.28	$15.23		$12.68

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.02	0.04	—	#	0.06
Net realized and unrealized gain (loss) on investments and futures	0.73	5.56	2.02	(1.63)		2.97

Total from investment operations	0.75	5.58	2.06	(1.63)		3.03

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.03)	—	#	—	#
Distributions from net realized gains	(0.94)	(1.66)	(0.20)	(0.32)		(0.48)

Total dividends and distributions	(0.96)	(1.67)	(0.23)	(0.32)		(0.48)

Net asset value, end of year	$18.81	$19.02	$15.11	$13.28		$15.23

Total return	4.03%	37.40%	15.50%	(10.58)%		24.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$691,603	$771,870	$73,210	$51,953		$25,972
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.88%	0.89%	0.93%		0.93%
Before waivers and reimbursements (f)	0.87%	0.88%	0.89%	0.95	%(c)	0.99	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.08%	0.13%	0.28%	0.01%		0.41%
Before waivers and reimbursements (f)	0.08%	0.13%	0.28%	—	%‡‡	0.39%
Portfolio turnover rate^	19%	19%	19%	17%		18%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA 2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$19.12	$15.18	$13.35	$12.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	0.73	5.61	2.01	0.53

Total from investment operations	0.80	5.66	2.09	0.55

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.06)	(0.04)
Distributions from net realized gains	(0.94)	(1.66)	(0.20)	—

Total dividends and distributions	(1.00)	(1.72)	(0.26)	(0.04)

Net asset value, end of period	$18.92	$19.12	$15.18	$13.35

Total return (b)	4.31%	37.77%	15.71%	4.26%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,854,582	$1,421,843	$840,249	$464,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.62%	0.63%	0.64%	0.67%
Before waivers and reimbursements (a)(f)	0.62%	0.63%	0.64%	0.67%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.35%	0.29%	0.56%	0.42%
Before waivers and reimbursements (a)(f)	0.35%	0.29%	0.56%	0.42%
Portfolio turnover rate^	19%	19%	19%	17%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(6.43)%	3.04%	3.22%
Portfolio – Class K Shares**	(6.17)	N/A	7.08
MSCI EAFE Index	(4.90)	5.33	5.63
40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200	(5.48)	4.55	4.92
VMI – Intl	(4.90)	5.27	5.81
VMI – International Proxy	(5.29)	5.05	5.69
* Date of inception 10/29/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.43)% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the VMI — Intl and the VMI — International Proxy returned (4.90)%, (5.48)%, (4.90)% and (5.29)%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

International equities exhibited higher volatility in 2014 amid rising geopolitical risks and uneven growth rates across the global economy. In the latter part of the year, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. Stock markets in most countries represented in the MSCI EAFE Index declined (in U.S. dollar terms) in the 12-month period and the index return was negative for the year. In this market, the Portfolio slightly underperformed its benchmarks.

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$195,207,380	13.0%
Industrials	94,665,344	6.3
Consumer Discretionary	93,457,395	6.2
Consumer Staples	83,728,687	5.6
Health Care	82,975,756	5.5
Materials	56,902,887	3.8
Energy	42,805,019	2.8
Telecommunication Services	37,824,766	2.5
Information Technology	36,224,391	2.4
Utilities	29,168,294	1.9
Cash and Other	752,355,983	50.0

		100.0%

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$895.12	$4.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.79	4.46
Class K
Actual	1,000.00	895.77	2.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.06	3.18

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.88% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (3.8%)
AGL Energy Ltd.*	42,644	$463,584
ALS Ltd.	22,343	96,680
Alumina Ltd.*	150,650	218,313
Amcor Ltd.	72,415	796,891
AMP Ltd.	183,232	815,382
APA Group	65,700	400,031
Asciano Ltd.	58,099	284,455
ASX Ltd.	11,526	344,047
Aurizon Holdings Ltd.	131,348	492,118
AusNet Services	101,283	109,417
Australia & New Zealand Banking Group Ltd.	167,848	4,366,195
Bank of Queensland Ltd.	22,410	221,457
Bendigo & Adelaide Bank Ltd.	28,241	293,508
BHP Billiton Ltd.	195,077	4,628,897
BHP Billiton plc	129,213	2,763,840
Boral Ltd.	45,682	195,950
Brambles Ltd.	97,607	840,579
Caltex Australia Ltd.	8,049	222,736
Coca-Cola Amatil Ltd.	34,031	257,528
Cochlear Ltd.	3,399	214,521
Commonwealth Bank of Australia	98,618	6,849,048
Computershare Ltd.	28,132	269,047
Crown Resorts Ltd.	23,152	237,847
CSL Ltd.	28,769	2,025,656
Dexus Property Group (REIT)	57,520	325,260
Federation Centres (REIT)	85,091	198,038
Flight Centre Travel Group Ltd.	3,292	87,071
Fortescue Metals Group Ltd.	92,730	204,348
Goodman Group (REIT)	109,861	506,456
GPT Group (REIT)	105,310	372,057
Harvey Norman Holdings Ltd.	32,777	89,375
Healthscope Ltd.*	69,986	154,957
Iluka Resources Ltd.	24,944	119,910
Incitec Pivot Ltd.	97,030	250,908
Insurance Australia Group Ltd.	143,712	728,607
Leighton Holdings Ltd.	6,281	114,280
Lend Lease Group	32,496	432,676
Macquarie Group Ltd.	17,957	847,546
Medibank Pvt Ltd.*	167,607	329,771
Metcash Ltd.	52,492	78,937
Mirvac Group (REIT)	218,109	314,994
National Australia Bank Ltd.	143,990	3,923,336
Newcrest Mining Ltd.*	45,584	405,909
Novion Property Group (REIT)	126,384	217,582
Orica Ltd.	21,834	334,623
Origin Energy Ltd.	68,305	644,598
Qantas Airways Ltd.*	3,313	6,424
QBE Insurance Group Ltd.	82,315	746,630
Ramsay Health Care Ltd.	7,825	362,853
REA Group Ltd.	3,382	124,255
Santos Ltd.	60,813	410,870
Scentre Group (REIT)*	326,392	928,109
Seek Ltd.	19,132	267,004
Sonic Healthcare Ltd.	22,415	336,619
Stockland Corp., Ltd. (REIT)	143,023	477,777
Suncorp Group Ltd.	79,853	909,937
Sydney Airport	70,928	271,094

Tabcorp Holdings Ltd.	43,785	$147,711
Tatts Group Ltd.	82,708	232,681
Telstra Corp., Ltd.	267,610	1,299,569
Toll Holdings Ltd.	40,611	193,293
TPG Telecom Ltd.	16,330	89,133
Transurban Group	110,518	772,581
Treasury Wine Estates Ltd.	38,567	150,031
Wesfarmers Ltd.	68,753	2,327,499
Westfield Corp. (REIT)	121,796	890,478
Westpac Banking Corp.	188,833	5,076,535
Woodside Petroleum Ltd.	45,407	1,411,617
Woolworths Ltd.	76,957	1,917,409
WorleyParsons Ltd.	12,309	101,528

		57,540,603

Austria (0.1%)
Andritz AG	4,338	238,401
Erste Group Bank AG	17,197	394,266
Immofinanz AG*	57,175	144,722
OMV AG	8,768	232,016
Raiffeisen Bank International AG	6,944	103,751
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,292	102,017
Voestalpine AG	6,680	263,330

		1,478,503

Belgium (0.6%)
Ageas	13,642	483,797
Anheuser-Busch InBev N.V.	48,854	5,497,721
Belgacom S.A.	9,065	328,242
Colruyt S.A.	4,519	209,543
Delhaize Group S.A.	6,069	440,864
Groupe Bruxelles Lambert S.A.	4,804	408,904
KBC Groep N.V.*	15,361	852,543
Solvay S.A.	3,529	476,738
Telenet Group Holding N.V.*	3,055	171,581
UCB S.A.	7,761	588,984
Umicore S.A.	6,789	273,441

		9,732,358

Bermuda (0.0%)
Seadrill Ltd.	24,164	278,161

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	121,327	110,187

Denmark (0.8%)
A. P. Moller – Maersk A/S, Class A	243	464,944
A. P. Moller – Maersk A/S, Class B	437	868,629
Carlsberg A/S, Class B	6,367	494,433
Coloplast A/S, Class B	6,615	556,766
Danske Bank A/S	40,563	1,091,738
DSV A/S	11,199	340,208
ISS A/S*	5,761	165,852
Novo Nordisk A/S, Class B	121,914	5,158,377
Novozymes A/S, Class B	14,729	617,968
Pandora A/S	7,083	574,520
TDC A/S	48,828	372,101
Tryg A/S	1,141	127,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S*	14,176	$512,100
William Demant Holding A/S*	1,567	118,938

		11,464,143

Finland (0.5%)
Elisa Oyj	8,473	230,607
Fortum Oyj	26,441	571,375
Kone Oyj, Class B	19,511	886,159
Metso Oyj	7,243	216,028
Neste Oil Oyj	7,757	187,959
Nokia Oyj	229,270	1,804,478
Nokian Renkaat Oyj	6,700	164,108
Orion Oyj, Class B	5,846	181,486
Sampo Oyj, Class A	27,385	1,284,071
Stora Enso Oyj, Class R	32,839	292,303
UPM-Kymmene Oyj	33,665	552,802
Wartsila Oyj Abp	9,453	424,195

		6,795,571

France (4.7%)
Accor S.A.	10,532	471,899
Aeroports de Paris S.A.	1,771	214,658
Air Liquide S.A.	21,062	2,598,810
Airbus Group N.V.	35,979	1,786,976
Alcatel-Lucent*	173,109	614,567
Alstom S.A.*	12,836	414,070
Arkema S.A.	4,085	270,895
AtoS	5,100	403,578
AXA S.A.‡	106,572	2,461,444
BNP Paribas S.A.	64,745	3,804,693
Bollore S.A.	30,700	139,330
Bouygues S.A.	8,937	322,494
Bureau Veritas S.A.	13,156	290,507
Cap Gemini S.A.	8,564	609,996
Carrefour S.A.	38,277	1,162,933
Casino Guichard Perrachon S.A.	3,355	308,741
Christian Dior S.A.	3,245	554,431
Cie de Saint-Gobain	28,072	1,181,811
Cie Generale des Etablissements Michelin	11,418	1,035,183
CNP Assurances S.A.	11,638	206,084
Credit Agricole S.A.	59,475	764,592
Danone S.A.	35,415	2,329,828
Dassault Systemes S.A.	8,054	490,154
Edenred	12,105	336,121
Electricite de France S.A.	14,314	393,046
Essilor International S.A.	12,516	1,393,239
Eurazeo S.A.	2,265	158,214
Eutelsat Communications S.A.	9,814	317,261
Fonciere des Regions (REIT)	1,727	159,808
GDF Suez S.A.	88,617	2,069,676
Gecina S.A. (REIT)	1,754	219,528
Groupe Eurotunnel S.A. (Registered)	28,812	371,923
Hermes International	1,606	572,658
ICADE (REIT)	2,058	164,792
Iliad S.A.	1,549	372,099
Imerys S.A.	2,024	149,258
J.C. Decaux S.A.	4,019	138,009
Kering	4,716	906,687
Klepierre S.A. (REIT)	5,942	255,941
Lafarge S.A.	11,203	786,275

Lagardere S.C.A.	6,646	$172,485
Legrand S.A.	16,454	861,348
L’Oreal S.A.	15,383	2,582,607
LVMH Moet Hennessy Louis Vuitton S.A.	17,105	2,704,883
Natixis S.A.	55,158	362,710
Numericable- SFR*	5,945	293,150
Orange S.A.	113,548	1,931,028
Pernod-Ricard S.A.	13,005	1,441,955
Peugeot S.A.*	23,144	282,330
Publicis Groupe S.A.	11,212	803,039
Remy Cointreau S.A.	1,518	101,395
Renault S.A.	11,528	842,415
Rexel S.A.	17,753	317,013
Safran S.A.	16,616	1,022,697
Sanofi S.A.	72,539	6,610,908
Schneider Electric SE	31,903	2,318,131
SCOR SE	9,149	276,874
Societe BIC S.A.	1,729	229,463
Societe Generale S.A.	44,073	1,852,005
Sodexo S.A.	5,612	550,254
Suez Environnement Co. S.A.	18,929	328,139
Technip S.A.	6,053	361,447
Thales S.A.	5,424	292,657
Total S.A.	130,230	6,714,557
Unibail-Rodamco SE (REIT)	5,976	1,527,391
Valeo S.A.	4,640	577,946
Vallourec S.A.	6,324	172,687
Veolia Environnement S.A.	26,192	465,132
Vinci S.A.	29,603	1,619,896
Vivendi S.A.*	74,099	1,848,411
Wendel S.A.	1,919	214,466
Zodiac Aerospace	11,529	389,076

		71,270,704

Germany (4.6%)
adidas AG	12,571	876,176
Allianz SE (Registered)	27,701	4,602,623
Axel Springer SE	2,423	146,128
BASF SE	55,763	4,713,852
Bayer AG (Registered)	50,313	6,878,260
Bayerische Motoren Werke (BMW) AG	20,266	2,200,965
Bayerische Motoren Werke (BMW) AG (Preference) (q)	3,192	261,972
Beiersdorf AG	6,000	489,375
Brenntag AG	9,198	517,565
Celesio AG	3,735	120,769
Commerzbank AG*	57,961	769,995
Continental AG	6,753	1,434,016
Daimler AG (Registered)	58,427	4,874,600
Deutsche Annington Immobilien SE	14,984	509,688
Deutsche Bank AG (Registered)	84,409	2,551,326
Deutsche Boerse AG	11,555	828,078
Deutsche Lufthansa AG (Registered)	13,698	229,397
Deutsche Post AG (Registered)	59,250	1,938,579
Deutsche Telekom AG (Registered)	193,504	3,101,535
Deutsche Wohnen AG	17,651	419,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

E.ON SE	122,485	$2,103,309
Fraport AG Frankfurt Airport Services Worldwide	2,201	127,509
Fresenius Medical Care AG & Co. KGaA	13,267	992,913
Fresenius SE & Co. KGaA	23,140	1,208,375
Fuchs Petrolub SE (Preference) (q)	4,232	170,442
GEA Group AG	10,888	482,086
Hannover Rueck SE	3,592	325,819
HeidelbergCement AG	8,883	631,921
Henkel AG & Co. KGaA	7,176	698,766
Henkel AG & Co. KGaA (Preference) (q)	11,019	1,191,975
Hugo Boss AG	2,596	318,721
Infineon Technologies AG	69,221	742,121
K+S AG (Registered)	10,256	284,798
Kabel Deutschland Holding AG*	1,318	179,240
Lanxess AG	5,730	266,578
Linde AG	11,363	2,119,424
MAN SE	2,100	234,208
Merck KGaA	8,072	765,755
Metro AG*	10,468	320,493
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	10,611	2,125,826
OSRAM Licht AG*	5,890	232,081
Porsche Automobil Holding SE (Preference) (q)	9,571	777,654
ProSiebenSat.1 Media AG (Registered)	13,693	576,870
RWE AG	30,304	948,755
SAP SE	56,364	3,985,244
Siemens AG (Registered)	48,171	5,463,083
Symrise AG	7,495	454,526
Telefonica Deutschland Holding AG*	40,475	216,154
ThyssenKrupp AG*	27,084	696,614
TUI AG (Frankfurt Stock Exchange)*	12,845	206,409
TUI AG (London Stock Exchange)*	14,717	245,436
United Internet AG (Registered)	7,587	344,055
Volkswagen AG	1,757	382,841
Volkswagen AG (Preference) (q)	9,950	2,222,550

		69,506,842

Hong Kong (1.5%)
AIA Group Ltd.	736,812	4,057,227
ASM Pacific Technology Ltd.	14,300	135,951
Bank of East Asia Ltd.	74,000	296,808
BOC Hong Kong Holdings Ltd.	221,500	737,463
Cathay Pacific Airways Ltd.	70,000	152,318
Cheung Kong Holdings Ltd.	83,000	1,384,955
Cheung Kong Infrastructure Holdings Ltd.	37,000	272,675
CLP Holdings Ltd.	117,500	1,017,345
First Pacific Co., Ltd.	141,750	139,923
Galaxy Entertainment Group Ltd.	143,000	796,033

Hang Lung Properties Ltd.	133,000	$370,656
Hang Seng Bank Ltd.	45,700	759,873
Henderson Land Development Co., Ltd.	63,780	442,724
HKT Trust & HKT Ltd.	158,120	205,734
Hong Kong & China Gas Co., Ltd.	392,848	894,539
Hong Kong Exchanges and Clearing Ltd.	65,200	1,434,314
Hutchison Whampoa Ltd.	131,000	1,499,767
Hysan Development Co., Ltd.	38,000	168,849
Kerry Properties Ltd.	38,500	139,094
Li & Fung Ltd.	348,000	325,450
Link REIT (REIT)	143,000	892,650
MTR Corp., Ltd.	86,500	353,285
New World Development Co., Ltd.	344,109	393,601
Noble Group Ltd.	290,454	249,351
NWS Holdings Ltd.	91,609	168,003
PCCW Ltd.	248,000	168,947
Power Assets Holdings Ltd.	83,000	801,829
Shangri-La Asia Ltd.	66,000	90,818
Sino Land Co., Ltd.	176,600	283,468
SJM Holdings Ltd.	116,000	183,446
Sun Hung Kai Properties Ltd.	100,000	1,512,141
Swire Pacific Ltd., Class A	38,500	498,737
Swire Properties Ltd.	69,800	205,994
Techtronic Industries Co., Ltd.	80,500	257,978
WH Group Ltd.*§	228,000	130,149
Wharf Holdings Ltd.	89,900	645,594
Wheelock & Co., Ltd.	54,000	250,728
Yue Yuen Industrial Holdings Ltd.	44,500	160,214

		22,478,631

Ireland (0.4%)
Bank of Ireland*	1,712,672	638,574
CRH plc	45,302	1,089,934
Experian plc	60,916	1,027,514
James Hardie Industries plc (CDI)	26,273	279,750
Kerry Group plc, Class A	9,712	670,090
Ryanair Holdings plc (ADR)*	1,300	92,651
Shire plc	36,051	2,550,724

		6,349,237

Israel (0.3%)
Bank Hapoalim B.M.	62,896	296,632
Bank Leumi Le-Israel B.M.*	85,281	292,570
Bezeq Israeli Telecommunication Corp., Ltd.	113,780	202,287
Delek Group Ltd.	289	72,519
Israel Chemicals Ltd.	26,531	191,367
Israel Corp., Ltd.*	161	76,521
Mizrahi Tefahot Bank Ltd.*	7,726	81,041
NICE-Systems Ltd.	3,478	176,061
Teva Pharmaceutical Industries Ltd.	52,318	3,005,889

		4,394,887

Italy (1.0%)
Assicurazioni Generali S.p.A.	71,533	1,461,809
Atlantia S.p.A.	25,719	597,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Banca Monte dei Paschi di Siena S.p.A.*	243,960	$138,718
Banco Popolare SC*	23,047	275,895
Enel Green Power S.p.A.	104,286	216,672
Enel S.p.A.	402,963	1,801,746
Eni S.p.A.	155,642	2,718,320
EXOR S.p.A.	6,500	265,183
Finmeccanica S.p.A.*	24,145	224,187
Intesa Sanpaolo S.p.A. (Italian Stock Exchange)	51,969	127,922
Intesa Sanpaolo S.p.A. (London Stock Exchange)	711,995	2,059,688
Luxottica Group S.p.A.	10,598	580,215
Mediobanca S.p.A.	36,929	299,003
Pirelli & C. S.p.A.	14,186	190,517
Prysmian S.p.A.	12,141	220,981
Saipem S.p.A.*	15,764	165,558
Snam S.p.A.	120,768	595,764
Telecom Italia S.p.A.*	631,642	669,869
Telecom Italia S.p.A. (RNC)	359,053	300,109
Terna Rete Elettrica Nazionale S.p.A.	89,758	406,613
UniCredit S.p.A.	270,228	1,722,300
Unione di Banche Italiane S.c.p.A.	51,048	363,378
UnipolSai S.p.A.	53,298	142,816

		15,544,628

Japan (10.6%)
ABC-Mart, Inc.	2,000	96,914
Acom Co., Ltd.*	23,800	72,415
Advantest Corp.	8,900	110,889
Aeon Co., Ltd.	40,000	402,617
AEON Financial Service Co., Ltd.	6,400	125,114
Aeon Mall Co., Ltd.	6,430	113,707
Air Water, Inc.	9,000	142,673
Aisin Seiki Co., Ltd.	11,400	409,747
Ajinomoto Co., Inc.	36,000	667,070
Alfresa Holdings Corp.	10,000	120,854
Amada Co., Ltd.	21,000	180,050
ANA Holdings, Inc.	69,000	169,835
Aozora Bank Ltd.	76,000	235,870
Asahi Glass Co., Ltd.	60,000	292,987
Asahi Group Holdings Ltd.	23,200	716,096
Asahi Kasei Corp.	80,000	733,150
Asics Corp.	9,500	227,029
Astellas Pharma, Inc.	131,400	1,828,774
Bandai Namco Holdings, Inc.	10,600	224,989
Bank of Kyoto Ltd.	24,000	200,742
Bank of Yokohama Ltd.	70,000	379,924
Benesse Holdings, Inc.	4,300	127,734
Bridgestone Corp.	40,000	1,390,035
Brother Industries Ltd.	14,100	255,813
Calbee, Inc.	4,400	151,891
Canon, Inc.	69,300	2,201,098
Casio Computer Co., Ltd.	13,400	205,786
Central Japan Railway Co.	8,700	1,305,190
Chiba Bank Ltd.	44,000	288,785
Chiyoda Corp.	10,000	82,249
Chubu Electric Power Co., Inc.*	38,400	451,754
Chugai Pharmaceutical Co., Ltd.	13,300	326,938
Chugoku Bank Ltd.	10,000	136,543
Chugoku Electric Power Co., Inc.	17,700	231,795

Citizen Holdings Co., Ltd.	17,100	$131,556
COLOPL, Inc.	3,000	67,148
Credit Saison Co., Ltd.	9,400	174,894
Dai Nippon Printing Co., Ltd.	33,000	297,832
Daicel Corp.	17,000	199,041
Daihatsu Motor Co., Ltd.	11,000	144,289
Dai-ichi Life Insurance Co., Ltd.	65,400	992,426
Daiichi Sankyo Co., Ltd.	39,100	546,637
Daikin Industries Ltd.	14,100	909,412
Daito Trust Construction Co., Ltd.	4,300	486,870
Daiwa House Industry Co., Ltd.	37,400	708,196
Daiwa Securities Group, Inc.	105,000	817,699
Denso Corp.	29,900	1,393,507
Dentsu, Inc.	13,881	584,161
Don Quijote Holdings Co., Ltd.	3,400	232,234
East Japan Railway Co.	20,509	1,536,547
Eisai Co., Ltd.	15,000	581,218
Electric Power Development Co., Ltd.	6,900	233,550
FamilyMart Co., Ltd.	3,500	130,661
FANUC Corp.	11,700	1,930,952
Fast Retailing Co., Ltd.	3,200	1,165,862
Fuji Electric Co., Ltd.	35,000	139,622
Fuji Heavy Industries Ltd.	35,300	1,243,091
Fujifilm Holdings Corp.	27,900	841,988
Fujitsu Ltd.	118,000	628,570
Fukuoka Financial Group, Inc.	46,000	237,497
GungHo Online Entertainment, Inc.	21,000	76,552
Gunma Bank Ltd.	23,000	149,193
Hachijuni Bank Ltd.	25,000	160,923
Hakuhodo DY Holdings, Inc.	14,900	142,816
Hamamatsu Photonics KK	4,200	200,696
Hankyu Hanshin Holdings, Inc.	68,000	365,841
Hikari Tsushin, Inc.	900	54,782
Hino Motors Ltd.	15,000	196,231
Hirose Electric Co., Ltd.	1,800	209,549
Hiroshima Bank Ltd.	30,000	142,598
Hisamitsu Pharmaceutical Co., Inc.	3,700	116,155
Hitachi Chemical Co., Ltd.	6,500	115,143
Hitachi Construction Machinery Co., Ltd.	6,400	135,692
Hitachi High-Technologies Corp.	4,300	124,069
Hitachi Ltd.	295,000	2,158,591
Hitachi Metals Ltd.	13,000	221,386
Hokuhoku Financial Group, Inc.	71,000	143,499
Hokuriku Electric Power Co.	10,000	127,704
Honda Motor Co., Ltd.	99,700	2,899,246
Hoya Corp.	24,700	826,980
Hulic Co., Ltd.	14,000	139,178
Ibiden Co., Ltd.	7,100	104,341
Idemitsu Kosan Co., Ltd.	5,200	86,164
IHI Corp.	88,000	446,805
Iida Group Holdings Co., Ltd.	10,400	126,308
INPEX Corp.	52,400	581,396
Isetan Mitsukoshi Holdings Ltd.	19,700	241,508
Isuzu Motors Ltd.	35,500	433,122
ITOCHU Corp.	93,300	997,532

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ITOCHU Techno-Solutions Corp.	1,100	$38,977
Iyo Bank Ltd.	15,000	162,589
J. Front Retailing Co., Ltd.	14,500	168,857
Japan Airlines Co., Ltd.	7,138	208,505
Japan Display, Inc.*	19,800	60,561
Japan Exchange Group, Inc.	16,500	384,423
Japan Prime Realty Investment Corp. (REIT)	47	163,163
Japan Real Estate Investment Corp. (REIT)	78	375,384
Japan Retail Fund Investment Corp. (REIT)	149	314,216
Japan Tobacco, Inc.	67,300	1,847,929
JFE Holdings, Inc.	29,300	652,173
JGC Corp.	12,000	247,309
Joyo Bank Ltd.	40,000	198,496
JSR Corp.	10,600	182,021
JTEKT Corp.	12,300	208,324
JX Holdings, Inc.	133,690	520,841
Kajima Corp.	50,000	206,642
Kakaku.com, Inc.	10,200	146,645
Kamigumi Co., Ltd.	15,000	133,404
Kaneka Corp.	18,000	96,788
Kansai Electric Power Co., Inc.*	41,900	398,624
Kansai Paint Co., Ltd.	14,000	216,364
Kao Corp.	31,600	1,246,607
Kawasaki Heavy Industries Ltd.	85,000	388,170
KDDI Corp.	35,600	2,227,500
Keihan Electric Railway Co., Ltd.	32,000	170,909
Keikyu Corp.	28,000	207,379
Keio Corp.	34,000	244,011
Keisei Electric Railway Co., Ltd.	16,000	195,109
Keyence Corp.	2,760	1,222,509
Kikkoman Corp.	9,000	220,804
Kintetsu Corp.	109,000	359,510
Kirin Holdings Co., Ltd.	50,300	623,073
Kobe Steel Ltd.	179,000	309,641
Koito Manufacturing Co., Ltd.	6,000	182,998
Komatsu Ltd.	57,500	1,274,748
Konami Corp.	6,000	110,630
Konica Minolta, Inc.	28,500	307,417
Kubota Corp.	67,000	972,924
Kuraray Co., Ltd.	20,500	233,723
Kurita Water Industries Ltd.	6,700	139,972
Kyocera Corp.	19,800	907,509
Kyowa Hakko Kirin Co., Ltd.	14,000	131,784
Kyushu Electric Power Co., Inc.*	25,400	254,383
Lawson, Inc.	3,900	235,827
LIXIL Group Corp.	15,800	334,139
M3, Inc.	11,400	189,572
Mabuchi Motor Co., Ltd.	3,400	133,991
Makita Corp.	7,600	343,852
Marubeni Corp.	104,700	627,602
Marui Group Co., Ltd.	13,300	120,284
Maruichi Steel Tube Ltd.	3,100	66,038
Mazda Motor Corp.	32,600	782,535
McDonald’s Holdings Co. Japan Ltd.	4,076	89,170

Medipal Holdings Corp.	8,600	$99,871
MEIJI Holdings Co., Ltd.	3,611	328,872
Minebea Co., Ltd.	19,000	278,102
Miraca Holdings, Inc.	3,300	142,212
Mitsubishi Chemical Holdings Corp.	80,500	392,012
Mitsubishi Corp.	84,000	1,540,549
Mitsubishi Electric Corp.	119,000	1,416,818
Mitsubishi Estate Co., Ltd.	76,000	1,608,491
Mitsubishi Gas Chemical Co., Inc.	23,000	115,540
Mitsubishi Heavy Industries Ltd.	182,000	1,006,309
Mitsubishi Logistics Corp.	8,000	115,661
Mitsubishi Materials Corp.	67,000	222,724
Mitsubishi Motors Corp.	37,500	343,539
Mitsubishi Tanabe Pharma Corp.	13,400	196,365
Mitsubishi UFJ Financial Group, Inc.	779,800	4,274,195
Mitsubishi UFJ Lease & Finance Co., Ltd.	31,900	150,744
Mitsui & Co., Ltd.	104,900	1,402,321
Mitsui Chemicals, Inc.	49,000	139,184
Mitsui Fudosan Co., Ltd.	57,000	1,533,044
Mitsui O.S.K. Lines Ltd.	65,000	193,078
Mixi, Inc.	2,300	85,838
Mizuho Financial Group, Inc.	1,410,935	2,370,792
MS&AD Insurance Group Holdings, Inc.	30,180	716,831
Murata Manufacturing Co., Ltd.	12,500	1,365,419
Nabtesco Corp.	6,500	156,047
Nagoya Railroad Co., Ltd.	49,000	182,445
NEC Corp.	153,000	446,041
Nexon Co., Ltd.	9,700	90,445
NGK Insulators Ltd.	16,000	329,525
NGK Spark Plug Co., Ltd.	11,000	332,170
NH Foods Ltd.	10,000	218,732
NHK Spring Co., Ltd.	9,800	85,502
Nidec Corp.	13,300	862,671
Nikon Corp.	20,300	269,544
Nintendo Co., Ltd.	6,300	656,594
Nippon Building Fund, Inc. (REIT)	90	450,915
Nippon Electric Glass Co., Ltd.	23,000	103,685
Nippon Express Co., Ltd.	57,000	289,891
Nippon Paint Holdings Co., Ltd.	11,000	319,280
Nippon Prologis REIT, Inc. (REIT)	93	201,617
Nippon Steel & Sumitomo Metal Corp.	470,080	1,166,604
Nippon Telegraph & Telephone Corp.	22,924	1,179,624
Nippon Yusen KK	96,000	271,531
Nissan Motor Co., Ltd.	152,600	1,329,183
Nisshin Seifun Group, Inc.	13,915	134,826
Nissin Foods Holdings Co., Ltd.	3,500	167,493
Nitori Holdings Co., Ltd.	4,100	220,328
Nitto Denko Corp.	9,600	536,866
NOK Corp.	6,400	162,544
Nomura Holdings, Inc.	222,400	1,265,586
Nomura Real Estate Holdings, Inc.	7,400	127,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nomura Research Institute Ltd.	7,400	$227,224
NSK Ltd.	28,000	331,616
NTT Data Corp.	7,500	280,365
NTT DOCOMO, Inc.	93,500	1,368,667
NTT Urban Development Corp.	6,900	69,217
Obayashi Corp.	39,000	250,653
Odakyu Electric Railway Co., Ltd.	37,000	328,330
Oji Holdings Corp.	48,000	172,253
Olympus Corp.*	14,200	500,350
Omron Corp.	12,200	546,809
Ono Pharmaceutical Co., Ltd.	4,900	434,199
Oracle Corp. Japan	2,600	105,930
Oriental Land Co., Ltd.	3,000	687,959
ORIX Corp.	81,000	1,012,572
Osaka Gas Co., Ltd.	112,000	418,612
Otsuka Corp.	3,000	94,942
Otsuka Holdings Co., Ltd.	24,100	722,805
Panasonic Corp.	135,200	1,588,421
Park24 Co., Ltd.	5,800	85,413
Rakuten, Inc.	48,000	668,285
Recruit Holdings Co., Ltd.*	8,800	249,141
Resona Holdings, Inc.	135,805	685,423
Ricoh Co., Ltd.	44,200	449,010
Rinnai Corp.	2,000	134,674
Rohm Co., Ltd.	5,700	345,812
Sankyo Co., Ltd.	3,200	110,286
Sanrio Co., Ltd.	2,700	67,155
Santen Pharmaceutical Co., Ltd.	4,400	235,470
SBI Holdings, Inc.	12,020	130,520
Secom Co., Ltd.	12,600	723,897
Sega Sammy Holdings, Inc.	11,100	142,407
Seibu Holdings, Inc.	7,400	150,974
Seiko Epson Corp.	8,000	336,027
Sekisui Chemical Co., Ltd.	25,000	300,963
Sekisui House Ltd.	32,700	428,298
Seven & i Holdings Co., Ltd.	46,100	1,662,860
Seven Bank Ltd.	35,500	149,411
Sharp Corp.*	90,000	199,451
Shikoku Electric Power Co., Inc.*	10,600	128,499
Shimadzu Corp.	14,000	142,479
Shimamura Co., Ltd.	1,300	112,005
Shimano, Inc.	4,700	607,946
Shimizu Corp.	35,000	238,322
Shin-Etsu Chemical Co., Ltd.	25,100	1,632,936
Shinsei Bank Ltd.	98,000	171,089
Shionogi & Co., Ltd.	17,800	461,116
Shiseido Co., Ltd.	21,400	299,673
Shizuoka Bank Ltd.	31,000	283,559
Showa Shell Sekiyu KK	12,500	123,195
SMC Corp.	3,500	911,425
SoftBank Corp.	58,700	3,493,368
Sompo Japan Nipponkoa Holdings, Inc.	19,825	498,203
Sony Corp.	64,000	1,302,965
Sony Financial Holdings, Inc.	10,400	153,358
Stanley Electric Co., Ltd.	8,500	183,728
Sumitomo Chemical Co., Ltd.	89,000	352,373
Sumitomo Corp.	67,500	693,292
Sumitomo Dainippon Pharma Co., Ltd.	9,500	92,337

Sumitomo Electric Industries Ltd.	44,900	$560,210
Sumitomo Heavy Industries Ltd.	33,000	177,345
Sumitomo Metal Mining Co., Ltd.	31,000	462,577
Sumitomo Mitsui Financial Group, Inc.	77,797	2,811,000
Sumitomo Mitsui Trust Holdings, Inc.	197,680	754,423
Sumitomo Realty & Development Co., Ltd.	22,000	749,440
Sumitomo Rubber Industries Ltd.	10,200	151,867
Suntory Beverage & Food Ltd.	8,500	293,486
Suruga Bank Ltd.	11,000	201,546
Suzuken Co., Ltd.	4,200	116,076
Suzuki Motor Corp.	22,900	688,397
Sysmex Corp.	8,600	381,524
T&D Holdings, Inc.	34,500	415,048
Taiheiyo Cement Corp.	70,000	220,267
Taisei Corp.	66,000	375,688
Taisho Pharmaceutical Holdings Co., Ltd.	2,200	134,207
Taiyo Nippon Sanso Corp.	10,000	110,345
Takashimaya Co., Ltd.	16,000	128,318
Takeda Pharmaceutical Co., Ltd.	48,300	2,004,242
TDK Corp.	7,300	430,114
Teijin Ltd.	56,000	149,134
Terumo Corp.	18,000	409,944
THK Co., Ltd.	6,800	164,175
Tobu Railway Co., Ltd.	61,000	260,680
Toho Co., Ltd.	6,800	154,295
Toho Gas Co., Ltd.	24,000	117,615
Tohoku Electric Power Co., Inc.	27,000	313,644
Tokio Marine Holdings, Inc.	42,600	1,383,425
Tokyo Electric Power Co., Inc.*	86,100	350,847
Tokyo Electron Ltd.	10,800	819,579
Tokyo Gas Co., Ltd.	139,000	750,067
Tokyo Tatemono Co., Ltd.	25,000	182,066
Tokyu Corp.	68,000	421,856
Tokyu Fudosan Holdings Corp.	29,100	200,509
TonenGeneral Sekiyu KK	17,000	145,323
Toppan Printing Co., Ltd.	33,000	214,832
Toray Industries, Inc.	92,000	736,826
Toshiba Corp.	242,000	1,024,724
TOTO Ltd.	18,000	209,362
Toyo Seikan Group Holdings Ltd.	9,700	119,664
Toyo Suisan Kaisha Ltd.	5,000	161,446
Toyoda Gosei Co., Ltd.	3,200	64,616
Toyota Industries Corp.	9,700	495,644
Toyota Motor Corp.	166,800	10,401,743
Toyota Tsusho Corp.	12,700	293,529
Trend Micro, Inc.	6,300	172,367
Unicharm Corp.	22,800	548,673
United Urban Investment Corp. (REIT)	164	257,601
USS Co., Ltd.	13,100	201,596
West Japan Railway Co.	10,000	473,859
Yahoo! Japan Corp.	86,600	312,488

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Yakult Honsha Co., Ltd.	5,200	$274,422
Yamada Denki Co., Ltd.	54,700	182,572
Yamaguchi Financial Group, Inc.	13,000	133,924
Yamaha Corp.	10,100	150,018
Yamaha Motor Co., Ltd.	15,400	309,715
Yamato Holdings Co., Ltd.	22,000	433,189
Yamato Kogyo Co., Ltd.	1,900	53,418
Yamazaki Baking Co., Ltd.	8,000	98,709
Yaskawa Electric Corp.	13,000	166,285
Yokogawa Electric Corp.	12,800	140,901
Yokohama Rubber Co., Ltd.	12,000	109,633

		159,077,737

Luxembourg (0.2%)
Altice S.A.*	5,633	444,510
ArcelorMittal S.A.	59,565	645,163
Millicom International Cellular S.A. (SDR)	4,264	317,117
RTL Group S.A.	2,493	236,908
SES S.A. (FDR)	19,130	686,213
Tenaris S.A.	28,106	424,529

		2,754,440

Macau (0.1%)
MGM China Holdings Ltd.	56,800	143,188
Sands China Ltd.	144,400	702,333
Wynn Macau Ltd.	92,800	258,714

		1,104,235

Mexico (0.0%)
Fresnillo plc	13,804	163,809

Netherlands (1.9%)
Aegon N.V.	112,655	845,251
Akzo Nobel N.V.	14,556	1,009,381
ASML Holding N.V.	21,880	2,344,150
Boskalis Westminster N.V.	5,467	298,889
Corio N.V. (REIT)	4,014	195,894
Delta Lloyd N.V.	11,874	260,964
Gemalto N.V.	4,716	385,229
Heineken Holding N.V.	6,003	376,283
Heineken N.V.	14,263	1,013,233
ING Groep N.V. (CVA)*	235,896	3,054,289
Koninklijke Ahold N.V.	51,793	920,674
Koninklijke DSM N.V.	10,345	629,043
Koninklijke KPN N.V.	191,773	604,618
Koninklijke Philips N.V.	58,117	1,687,436
Koninklijke Vopak N.V.	4,189	217,007
NN Group N.V.*§	7,559	225,239
OCI N.V.*	5,391	187,097
QIAGEN N.V.*	14,092	330,008
Randstad Holding N.V.	8,113	390,167
Royal Dutch Shell plc, Class A	240,450	7,970,070
Royal Dutch Shell plc, Class B	148,258	5,093,242
TNT Express N.V.	28,311	188,094
Wolters Kluwer N.V.	17,975	548,879

		28,775,137

New Zealand (0.1%)
Auckland International Airport Ltd.	56,800	186,934
Contact Energy Ltd.	23,087	114,898

Fletcher Building Ltd.	40,793	$263,112
Meridian Energy Ltd.	76,296	104,605
Mighty River Power Ltd.	42,542	98,689
Ryman Healthcare Ltd.	24,031	159,535
Spark New Zealand Ltd.	108,104	261,927

		1,189,700

Norway (0.3%)
DNB ASA	60,532	892,506
Gjensidige Forsikring ASA	11,923	194,210
Norsk Hydro ASA	82,727	465,290
Orkla ASA	50,665	345,297
Statoil ASA	68,339	1,197,602
Telenor ASA	46,487	937,334
Yara International ASA	10,997	491,804

		4,524,043

Portugal (0.1%)
Banco Comercial Portugues S.A. (Registered), Class R*	2,067,507	162,579
EDP – Energias de Portugal S.A.	143,946	556,701
Galp Energia SGPS S.A.	23,578	238,537
Jeronimo Martins SGPS S.A.	14,991	150,257

		1,108,074

Singapore (0.8%)
Ascendas Real Estate Investment Trust (REIT)	121,000	217,200
CapitaCommercial Trust (REIT)	119,000	157,520
CapitaLand Ltd.	153,000	380,143
CapitaMall Trust (REIT)	144,000	221,578
City Developments Ltd.	24,000	185,298
ComfortDelGro Corp., Ltd.	120,000	234,932
DBS Group Holdings Ltd.	105,000	1,621,456
Genting Singapore plc	363,941	294,875
Global Logistic Properties Ltd.	203,000	379,653
Golden Agri-Resources Ltd.	439,609	152,456
Hutchison Port Holdings Trust (BATS Europe Exchange), Class U	172,000	115,240
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	199,000	137,133
Jardine Cycle & Carriage Ltd.	7,000	224,770
Keppel Corp., Ltd.	85,900	573,182
Keppel Land Ltd.	44,000	113,109
Oversea-Chinese Banking Corp., Ltd.	176,306	1,385,654
Sembcorp Industries Ltd.	59,000	197,855
Sembcorp Marine Ltd.	50,000	123,165
Singapore Airlines Ltd.	32,000	279,779
Singapore Exchange Ltd.	51,000	299,864
Singapore Press Holdings Ltd.	83,036	263,759
Singapore Technologies Engineering Ltd.	92,000	235,537
Singapore Telecommunications Ltd.	488,000	1,432,460
StarHub Ltd.	35,890	112,388
Suntec Real Estate Investment Trust (REIT)	144,000	212,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Overseas Bank Ltd.	77,945	$1,441,036
UOL Group Ltd.	28,900	151,662
Wilmar International Ltd.	114,000	278,101

		11,422,660

South Africa (0.0%)
Investec plc	34,253	286,141

Spain (1.7%)
Abertis Infraestructuras S.A.	24,068	475,488
ACS Actividades de Construccion y Servicios S.A.	10,657	368,997
Amadeus IT Holding S.A., Class A	25,969	1,031,936
Banco Bilbao Vizcaya Argentaria S.A.	363,129	3,417,595
Banco de Sabadell S.A.	209,445	548,692
Banco Popular Espanol S.A.	112,064	554,861
Banco Santander S.A.	752,889	6,295,525
Bankia S.A.*	271,560	402,592
Bankinter S.A.	40,970	326,679
CaixaBank S.A.	141,399	734,450
Distribuidora Internacional de Alimentacion S.A.	36,417	244,866
Enagas S.A.	11,376	360,082
Ferrovial S.A.	25,053	493,636
Gas Natural SDG S.A.	20,851	524,545
Grifols S.A.	8,882	353,571
Iberdrola S.A.	313,028	2,106,107
Inditex S.A.	66,785	1,913,587
Mapfre S.A.	56,101	188,924
Red Electrica Corporacion S.A.	6,444	565,700
Repsol S.A.	62,408	1,160,050
Telefonica S.A.	257,737	3,686,661
Zardoya Otis S.A.	9,945	110,054

		25,864,598

Sweden (1.5%)
Alfa Laval AB	18,730	354,350
Assa Abloy AB, Class B	20,695	1,093,667
Atlas Copco AB, Class A	41,428	1,153,237
Atlas Copco AB, Class B	23,227	595,165
Boliden AB	16,297	259,661
Electrolux AB	14,324	420,284
Elekta AB, Class B	21,949	224,014
Getinge AB, Class B	11,918	270,704
Hennes & Mauritz AB, Class B	58,108	2,410,425
Hexagon AB, Class B	15,685	485,056
Husqvarna AB, Class B	24,095	177,203
ICA Gruppen AB	4,704	184,118
Industrivarden AB, Class C	9,470	164,481
Investment AB Kinnevik, Class B	14,883	482,677
Investor AB, Class B	27,330	990,420
Lundin Petroleum AB*	13,256	189,549
Nordea Bank AB	185,901	2,147,064
Sandvik AB	63,627	619,516
Securitas AB, Class B	18,669	226,198
Skandinaviska Enskilda Banken AB, Class A	93,662	1,184,778
Skanska AB, Class B	22,622	483,629
SKF AB, Class B	25,152	529,122

Svenska Cellulosa AB S.C.A., Class B	36,449	$787,154
Svenska Handelsbanken AB, Class A	30,572	1,427,491
Swedbank AB, Class A	55,504	1,381,103
Swedish Match AB	12,264	382,527
Tele2 AB, Class B	18,977	229,740
Telefonaktiebolaget LM Ericsson, Class B	186,273	2,255,941
TeliaSonera AB	147,839	950,745
Volvo AB, Class B	94,007	1,015,261

		23,075,280

Switzerland (5.0%)
ABB Ltd. (Registered)*	134,559	2,846,151
Actelion Ltd. (Registered)*	6,126	704,779
Adecco S.A. (Registered)*	10,526	721,073
Aryzta AG*	5,195	399,171
Baloise Holding AG (Registered)	2,830	361,435
Barry Callebaut AG (Registered)*	151	154,650
Chocoladefabriken Lindt & Spruengli AG (Preference) (q)	6	344,379
Chocoladefabriken Lindt & Sprungli AG	60	296,208
Cie Financiere Richemont S.A. (Registered)	31,943	2,829,426
Coca-Cola HBC AG (CDI)*	12,006	228,436
Credit Suisse Group AG (Registered)*	92,798	2,326,337
EMS-Chemie Holding AG (Registered)	488	198,129
Geberit AG (Registered)	2,319	788,073
Givaudan S.A. (Registered)*	566	1,012,040
Glencore plc*	649,900	2,991,323
Holcim Ltd. (Registered)*	14,216	1,009,480
Julius Baer Group Ltd.*	13,322	607,950
Kuehne + Nagel International AG (Registered)	3,216	437,155
Lonza Group AG (Registered)*	3,153	355,334
Nestle S.A. (Registered)	195,733	14,347,531
Novartis AG (Registered)	139,573	12,836,178
Pargesa Holding S.A.	2,137	164,620
Partners Group Holding AG	1,034	299,868
Roche Holding AG	42,624	11,552,829
Schindler Holding AG	2,607	376,171
Schindler Holding AG (Registered)	1,284	184,160
SGS S.A. (Registered)	329	670,812
Sika AG	128	375,425
Sonova Holding AG (Registered)	3,303	484,197
STMicroelectronics N.V.	37,955	283,053
Sulzer AG (Registered)	1,429	151,813
Swatch Group AG	1,846	819,693
Swatch Group AG (Registered)	3,065	265,105
Swiss Life Holding AG (Registered)*	1,911	451,596
Swiss Prime Site AG (Registered)*	3,218	235,788
Swiss Reinsurance AG*	21,564	1,804,331
Swisscom AG (Registered)	1,399	734,616
Syngenta AG (Registered)	5,701	1,830,594
Transocean Ltd.	22,717	416,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

UBS Group AG*	223,383	$3,839,887
Wolseley plc	16,572	943,417
Zurich Insurance Group AG*	9,137	2,861,186

		74,540,730

United Kingdom (9.4%)
3i Group plc	57,855	402,081
Aberdeen Asset Management plc	57,079	381,238
Admiral Group plc	11,409	233,641
Aggreko plc	15,219	354,578
Amec Foster Wheeler plc	23,779	311,219
Anglo American plc	85,498	1,581,878
Antofagasta plc	23,484	272,656
ARM Holdings plc	86,272	1,328,438
Ashtead Group plc	30,590	540,807
Associated British Foods plc	21,959	1,066,892
AstraZeneca plc	76,714	5,396,493
Aviva plc	180,526	1,352,711
Babcock International Group plc	16,009	261,922
BAE Systems plc	193,672	1,413,811
Barclays plc	1,003,255	3,771,738
BG Group plc	208,631	2,777,030
BP plc	1,122,126	7,125,206
British American Tobacco plc	112,697	6,123,260
British Land Co. plc (REIT)	59,397	713,541
BT Group plc	496,155	3,079,912
Bunzl plc	21,117	575,646
Burberry Group plc	26,313	666,735
Capita plc	41,210	690,645
Centrica plc	308,701	1,328,636
CNH Industrial N.V.	59,476	479,460
Cobham plc	64,249	322,170
Compass Group plc	102,857	1,753,128
Croda International plc	8,058	332,021
Diageo plc	153,646	4,406,741
Direct Line Insurance Group plc	95,529	430,866
Dixons Carphone plc	56,094	404,022
easyJet plc	9,453	243,995
Fiat Chrysler Automobiles N.V.*	55,138	632,733
Friends Life Group Ltd.	84,441	477,401
G4S plc	93,390	401,910
GKN plc	97,201	515,571
GlaxoSmithKline plc	295,416	6,320,436
Hammerson plc (REIT)	48,236	450,838
Hargreaves Lansdown plc	15,421	240,439
HSBC Holdings plc	1,166,057	11,019,794
ICAP plc	32,749	228,429
IMI plc	16,752	327,941
Imperial Tobacco Group plc	58,573	2,565,094
Inmarsat plc	26,681	330,643
InterContinental Hotels Group plc	14,511	581,486
International Consolidated Airlines Group S.A.*	62,820	464,991
Intertek Group plc	9,574	347,046
Intu Properties plc (REIT)	59,464	307,500
ITV plc	234,971	782,774
J Sainsbury plc	73,094	277,885
Johnson Matthey plc	12,199	639,521
Kingfisher plc	141,187	744,000

Land Securities Group plc (REIT)	48,921	$875,386
Legal & General Group plc	363,125	1,394,697
Lloyds Banking Group plc*	3,492,776	4,124,504
London Stock Exchange Group plc	13,364	459,138
Marks & Spencer Group plc	102,115	753,940
Meggitt plc	48,085	384,360
Melrose Industries plc	63,835	262,661
Merlin Entertainments plc§	31,397	193,833
National Grid plc	228,497	3,257,412
Next plc	9,200	970,377
Old Mutual plc	291,172	856,312
Pearson plc	50,840	935,213
Persimmon plc*	18,040	441,293
Petrofac Ltd.	15,450	167,565
Prudential plc	156,876	3,610,053
Randgold Resources Ltd.	5,211	352,582
Reckitt Benckiser Group plc	39,793	3,210,155
Reed Elsevier N.V.	42,911	1,025,519
Reed Elsevier plc	70,328	1,196,518
Rexam plc	41,857	294,267
Rio Tinto Ltd.	26,696	1,252,235
Rio Tinto plc	77,838	3,586,193
Rolls-Royce Holdings plc*	115,147	1,551,152
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	10,363,230	16,152
Royal Bank of Scotland Group plc*	153,943	934,514
Royal Mail plc	41,838	278,594
RSA Insurance Group plc*	58,922	396,539
SABMiller plc	58,999	3,053,332
Sage Group plc	67,240	484,894
Schroders plc	7,425	307,732
Segro plc (REIT)	44,235	253,565
Severn Trent plc	14,191	439,989
Sky plc	63,313	881,204
Smith & Nephew plc	53,871	989,039
Smiths Group plc	23,417	396,335
Sports Direct International plc*	15,829	173,601
SSE plc	59,708	1,498,948
Standard Chartered plc	151,018	2,264,816
Standard Life plc	146,790	904,288
Subsea 7 S.A.	15,882	161,961
Tate & Lyle plc	27,767	260,828
Tesco plc	497,187	1,446,775
Travis Perkins plc	14,586	419,932
Tullow Oil plc	54,021	341,805
Unilever N.V. (CVA)	99,653	3,914,644
Unilever plc	78,526	3,189,784
United Utilities Group plc	40,593	575,241
Vodafone Group plc	1,617,302	5,541,621
Weir Group plc	12,652	362,125
Whitbread plc	11,264	831,249
William Hill plc	51,382	288,951
WM Morrison Supermarkets plc	131,385	373,917
WPP plc	79,482	1,648,948

		141,566,237

United States (0.0%)
Carnival plc	10,928	493,419

Total Common Stocks (50.0%) (Cost $687,056,010)		752,890,695

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Rights	Value (Note 1)

RIGHTS:
Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	363,129	$34,713
Repsol S.A., expiring 1/8/15*	62,408	34,511

Total Rights (0.0%) (Cost $—)		69,224

Total Investments (50.0%) (Cost $687,056,010)		752,959,919
Other Assets Less Liabilities (50.0%)		752,355,983

Net Assets (100%)		$1,505,315,902

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.
†	Security (totallng $ 16,152 or 0.0% of net assets held at fair value by management
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $549,221 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$2,963,010	$—	$—	$2,461,444	$101,789	$—

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	7,865	March-15	$282,881,387	$298,168,962	$15,287,575
FTSE 100 Index	1,836	March-15	175,709,953	186,647,181	10,937,228
SPI 200 Index	667	March-15	69,771,386	73,281,305	3,509,919
TOPIX Index	1,630	March-15	196,852,049	191,536,567	(5,315,482)

					$24,419,240

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/13/15	Credit Suisse	9,000	$14,019,927	$14,120,001	$(100,074)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	24,000	29,059,127	29,832,590	(773,463)
Japanese Yen vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	1,500,000	12,530,297	12,665,647	(135,350)

					$(1,008,887)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 73,958,781, CHF 81,230, DKK 29,116, EUR 272,122,894, GBP 172,876,189, HKD 91,953, ILS 24,995, JPY 182,395,372, NOK 27,673, NZD 44,403, SEK 10,377 and SGD 75,396.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$93,457,395	$—	$93,457,395
Consumer Staples	—	83,728,687	—	83,728,687
Energy	—	42,770,508	—	42,770,508
Financials	—	195,172,667	—	195,172,667
Health Care	—	82,975,756	—	82,975,756
Industrials	207,891	94,441,301	16,152	94,665,344
Information Technology	—	36,224,391	—	36,224,391
Materials	—	56,902,887	—	56,902,887
Telecommunication Services	—	37,824,766	—	37,824,766
Utilities	—	29,168,294	—	29,168,294
Futures	29,734,722	—	—	29,734,722
Rights
Energy	—	34,511	—	34,511
Financials	—	34,713	—	34,713

Total Assets	$29,942,613	$752,735,876	$16,152	$782,694,641

Liabilities:
Forward Currency Contracts	$—	$(1,008,887)	$—	$(1,008,887)
Futures	(5,315,482)	—	—	(5,315,482)

Total Liabilities	$(5,315,482)	$(1,008,887)	$—	$(6,324,369)

Total	$24,627,131	$751,726,989	$16,152	$776,370,272

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$29,734,722	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(1,008,887)
Equity contracts	Payables, Net assets – Unrealized depreciation	(5,315,482	)*

Total		$(6,324,369)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments.

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(3,860,691)	$(3,860,691)
Equity contracts	25,411,902	—	25,411,902

Total	$25,411,902	$(3,860,691)	$21,551,211

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(955,582)	$(955,582)
Equity contracts	6,194,539	—	6,194,539

Total	$6,194,539	$(955,582)	$5,238,957

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $38,487,000 and futures contracts with an average notional balance of approximately $603,351,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$100,074	$—	$—	$100,074
HSBC	908,813	—	—	908,813

Total	$1,008,887	$—	$—	$1,008,887

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$59,029,379
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$21,824,630

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$114,708,304
Aggregate gross unrealized depreciation	(51,224,549)

Net unrealized appreciation	$63,483,755

Federal income tax cost of investments	$689,476,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $1,977,631)	$2,461,444
Unaffiliated Issuers (Cost $685,078,379)	750,498,475
Cash	10,309,759
Foreign cash (Cost $782,284,581)	701,738,379
Cash held as collateral at broker	50,924,100
Dividends, interest and other receivables	1,508,308
Receivable from Separate Accounts for Trust shares sold	625,209
Other assets	58,205

Total assets	1,518,123,879

LIABILITIES
Due to broker for futures variation margin	10,887,071
Unrealized depreciation on forward foreign currency contracts	1,008,887
Investment management fees payable	576,560
Administrative fees payable	180,795
Distribution fees payable – Class IB	27,513
Payable to Separate Accounts for Trust shares redeemed	11,263
Payable for securities purchased	4,154
Trustees’ fees payable	2,276
Accrued expenses	109,458

Total liabilities	12,807,977

NET ASSETS	$1,505,315,902

Net assets were comprised of:
Paid in capital	$1,503,917,368
Accumulated undistributed net investment income (loss)	(3,364,259)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(3,964,014)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	8,726,807

Net assets	$1,505,315,902

Class IB
Net asset value, offering and redemption price per share, $128,805,822 / 10,501,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.27

Class K
Net asset value, offering and redemption price per share, $1,376,510,080 / 111,941,954 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($101,789 of dividend income received from affiliates) (net of $2,114,848 foreign withholding tax)	$28,894,378
Interest	281,961

Total income	29,176,339

EXPENSES
Investment management fees	6,213,705
Administrative fees	2,047,191
Distribution fees – Class IB	329,394
Custodian fees	170,000
Printing and mailing expenses	106,209
Professional fees	67,645
Trustees’ fees	33,939
Miscellaneous	99,374

Total expenses	9,067,457

NET INVESTMENT INCOME (LOSS)	20,108,882

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(564,457)
Futures	25,411,902
Foreign currency transactions	(5,071,091)

Net realized gain (loss)	19,776,354

Change in unrealized appreciation (depreciation) on:
Investments ($(501,566) of change in unrealized appreciation (depreciation) from affiliates)	(67,665,328)
Futures	6,194,539
Foreign currency translations	(70,979,856)

Net change in unrealized appreciation (depreciation)	(132,450,645)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(112,674,291)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(92,565,409)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$20,108,882	$9,920,907
Net realized gain (loss) on investments, futures and foreign currency transactions	19,776,354	75,874,910
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(132,450,645)	109,678,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(92,565,409)	195,474,020

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,109,661)	—
Class K	(15,354,389)	—

	(16,464,050)	—

Distributions from net realized capital gains
Class IB	(2,256,825)	(10,364,917)
Class K	(23,273,810)	(83,297,546)

	(25,530,635)	(93,662,463)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(41,994,685)	(93,662,463)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 76 shares, respectively ]	—	940
Capital shares repurchased [ 0 and (10,672) shares, respectively ]	—	(132,222)

Total Class IA transactions	—	(131,282)

Class IB
Capital shares sold [ 1,223,079 and 946,125 shares, respectively ]	16,018,169	12,468,014
Capital shares issued in reinvestment of dividends and distributions [ 265,604 and 799,650 shares, respectively ]	3,366,486	10,364,917
Capital shares repurchased [ (920,041) and (1,585,654) shares, respectively ]	(12,432,560)	(20,980,194)

Total Class IB transactions	6,952,095	1,852,737

Class K
Capital shares sold [ 29,734,609 and 23,423,708 shares, respectively ]	393,040,706	309,707,712
Capital shares issued in reinvestment of dividends and distributions [ 3,051,062 and 6,411,045 shares, respectively ]	38,628,199	83,297,546
Capital shares repurchased [ (2,099,300) and (4,807,086) shares, respectively ]	(28,695,115)	(64,085,863)

Total Class K transactions	402,973,790	328,919,395

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	409,925,885	330,640,850

TOTAL INCREASE (DECREASE) IN NET ASSETS	275,365,791	432,452,407
NET ASSETS:
Beginning of year	1,229,950,111	797,497,704

End of year (a)	$1,505,315,902	$1,229,950,111

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(3,364,259)	$(2,038,821)

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2014	2013		2012	2011	2010
Net asset value, beginning of year	$13.46	$12.08		$10.42	$12.72	$12.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.11	##	0.14	0.15	0.30
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.02)	2.40		1.59	(2.20)	0.27

Total from investment operations	(0.85)	2.51		1.73	(2.05)	0.57

Less distributions:
Dividends from net investment income	(0.11)	—		(0.07)	(0.16)	(0.07)
Distributions from net realized gains	(0.23)	(1.13)		—	(0.09)	(0.07)

Total dividends and distributions	(0.34)	(1.13)		(0.07)	(0.25)	(0.14)

Net asset value, end of year	$12.27	$13.46		$12.08	$10.42	$12.72

Total return	(6.43)%	21.16%		16.60%	(16.11)%	4.75%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128,806	$133,667		$118,078	$83,866	$43,893
Ratio of expenses to average net assets:
After waivers and reimbursements	0.88%	0.91%		0.94%	0.95%	0.94%
Before waivers and reimbursements	0.88%	0.91%		0.94%	0.95%	1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	1.28%	0.82	%(aa)	1.27%	1.29%	2.54%
Before waivers and reimbursements	1.28%	0.82	%(aa)	1.27%	1.28%	2.50%
Portfolio turnover rate^	3%	1%		3%	2%	3%

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014	2013		2012
Net asset value, beginning of period	$13.49	$12.08		$10.42	$11.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.14	##	0.16	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(1.02)	2.40		1.60	(0.60)

Total from investment operations	(0.82)	2.54		1.76	(0.63)

Less distributions:
Dividends from net investment income	(0.14)	—		(0.10)	(0.18)
Distributions from net realized gains	(0.23)	(1.13)		—	—

Total dividends and distributions	(0.37)	(1.13)		(0.10)	(0.18)

Net asset value, end of period	$12.30	$13.49		$12.08	$10.42

Total return (b)	(6.17)%	21.41%		16.90%	(5.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,376,510	$1,096,284		$679,292	$397,699
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.63%	0.66%		0.69%	0.70%
Before waivers and reimbursements (a)	0.63%	0.66%		0.69%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.48%	1.03	%(bb)	1.47%	(0.82)%
Before waivers and reimbursements (a)	1.48%	1.03	%(bb)	1.47%	(0.83)%
Portfolio turnover rate^	3%	1%		3%	2%

See Notes to Financial Statements.

EQ ADVISORS TRUST

AXA INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.09 and $0.12 for Class IB and K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.65% for income after waivers and reimbursements and 0.65% before waivers and reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.86% for income after waivers and reimbursements and 0.86% before waivers and reimbursements.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class K Shares*	(6.26)%	6.61%
MSCI EAFE Index	(4.90)	9.11
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(5.48)	9.02
VMI – International II	(4.91)	7.45
VMI – International Proxy II	(5.31)	7.58
* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned (6.26)% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI EAFE Index, the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX 200, the
VMI — International II, and the VMI —International Proxy II, returned (4.90)%, (5.48)%, (4.91)% and (5.31)%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

International equities exhibited higher volatility in 2014 amid rising geopolitical risks and uneven growth rates across the global economy. In the latter part of the year, economic growth strengthened in the United States, while the broader global economy showed signs of slowing. In Europe, most developed economies again struggled with sluggish activity and equity prices were tossed about between investors’ concerns about geopolitical turmoil and hopes for central bank stimulus. Stock markets in most countries represented in the MSCI EAFE Index declined (in U.S. dollar terms) in the 12-month period and the index return was negative for the year. In this market, the Portfolio slightly underperformed its benchmarks.

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$ 327,497,566	16.4%
Industrials	158,984,316	7.9
Consumer Discretionary	157,545,692	7.9
Consumer Staples	140,673,262	7.0
Health Care	139,716,700	7.0
Materials	95,618,295	4.8
Energy	71,853,002	3.6
Telecommunication Services	63,307,916	3.2
Information Technology	60,700,743	3.0
Utilities	49,103,970	2.5
Cash and Other	733,962,808	36.7

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period“ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class K
Actual	$1,000.00	$895.57	$3.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.98	3.26

*   Expenses are equal to the Portfolio’s Class K shares annualized expense ratios of 0.64%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (4.8%)
AGL Energy Ltd.*	69,353	$753,939
ALS Ltd.	38,527	166,710
Alumina Ltd.*	250,274	362,683
Amcor Ltd.	123,769	1,362,016
AMP Ltd.	300,924	1,339,112
APA Group	114,918	699,707
Asciano Ltd.	97,589	477,799
ASX Ltd.	19,667	587,053
Aurizon Holdings Ltd.	217,655	815,482
AusNet Services	164,462	177,670
Australia & New Zealand Banking Group Ltd.	281,973	7,334,905
Bank of Queensland Ltd.	36,807	363,729
Bendigo & Adelaide Bank Ltd.	44,508	462,570
BHP Billiton Ltd.	327,844	7,779,267
BHP Billiton plc	216,354	4,627,769
Boral Ltd.	77,172	331,025
Brambles Ltd.	159,056	1,369,770
Caltex Australia Ltd.	14,436	399,480
Coca-Cola Amatil Ltd.	60,114	454,910
Cochlear Ltd.	5,614	354,317
Commonwealth Bank of Australia	165,707	11,508,399
Computershare Ltd.	47,946	458,543
Crown Resorts Ltd.	37,446	384,694
CSL Ltd.	48,520	3,416,346
Dexus Property Group (REIT)	92,738	524,409
Federation Centres (REIT)	141,445	329,194
Flight Centre Travel Group Ltd.	5,719	151,263
Fortescue Metals Group Ltd.	157,381	346,819
Goodman Group (REIT)	177,790	819,606
GPT Group (REIT)	175,366	619,562
Harvey Norman Holdings Ltd.	49,954	136,212
Healthscope Ltd.*	110,154	243,894
Iluka Resources Ltd.	41,881	201,329
Incitec Pivot Ltd.	166,188	429,742
Insurance Australia Group Ltd.	239,528	1,214,385
Leighton Holdings Ltd.	10,395	189,132
Lend Lease Group	57,167	761,165
Macquarie Group Ltd.	29,735	1,403,451
Medibank Pvt Ltd.*	280,843	552,565
Metcash Ltd.	88,272	132,742
Mirvac Group (REIT)	370,228	534,685
National Australia Bank Ltd.	242,351	6,603,405
Newcrest Mining Ltd.*	79,502	707,937
Novion Property Group (REIT)	211,741	364,532
Orica Ltd.	38,796	594,578
Origin Energy Ltd.	113,899	1,074,872
Qantas Airways Ltd.*	54,484	105,645
QBE Insurance Group Ltd.	137,289	1,245,266
Ramsay Health Care Ltd.	13,409	621,789
REA Group Ltd.	5,441	199,902
Santos Ltd.	99,184	670,116
Scentre Group (REIT)*	538,370	1,530,877
Seek Ltd.	32,064	447,482
Sonic Healthcare Ltd.	38,954	584,994
Stockland Corp., Ltd. (REIT)	238,896	798,047
Suncorp Group Ltd.	132,431	1,509,072
Sydney Airport	108,958	416,448
Tabcorp Holdings Ltd.	78,479	264,752

Tatts Group Ltd.	146,807	$413,009
Telstra Corp., Ltd.	443,931	2,155,820
Toll Holdings Ltd.	70,166	333,964
TPG Telecom Ltd.	27,842	151,968
Transurban Group	184,236	1,287,911
Treasury Wine Estates Ltd.	66,147	257,321
Wesfarmers Ltd.	115,140	3,897,840
Westfield Corp. (REIT)	202,081	1,477,459
Westpac Banking Corp.	317,771	8,542,869
Woodside Petroleum Ltd.	75,881	2,358,995
Woolworths Ltd.	129,177	3,218,487
WorleyParsons Ltd.	20,983	173,074

		96,586,481

Austria (0.1%)
Andritz AG	7,373	405,193
Erste Group Bank AG	28,585	655,352
Immofinanz AG*	99,006	250,606
OMV AG	14,977	396,316
Raiffeisen Bank International AG	12,092	180,668
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,728	165,933
Voestalpine AG	11,662	459,724

		2,513,792

Belgium (0.8%)
Ageas	22,159	785,841
Anheuser-Busch InBev N.V.	82,188	9,248,919
Belgacom S.A.	15,839	573,528
Colruyt S.A.	7,447	345,313
Delhaize Group S.A.	10,491	762,086
Groupe Bruxelles Lambert S.A.	8,294	705,963
KBC Groep N.V.*	25,831	1,433,634
Solvay S.A.	6,074	820,546
Telenet Group Holding N.V.*	5,518	309,913
UCB S.A.	12,966	983,992
Umicore S.A.	11,167	449,774

		16,419,509

Bermuda (0.0%)
Seadrill Ltd.	39,272	452,074

China (0.0%)
Yangzijiang Shipbuilding Holdings Ltd.	200,299	181,908

Denmark (1.0%)
A. P. Moller – Maersk A/S, Class A	395	755,773
A. P. Moller – Maersk A/S, Class B	733	1,456,991
Carlsberg A/S, Class B	11,032	856,697
Coloplast A/S, Class B	11,443	963,125
Danske Bank A/S	66,620	1,793,052
DSV A/S	18,485	561,545
ISS A/S*	9,295	267,592
Novo Nordisk A/S, Class B	205,279	8,685,683
Novozymes A/S, Class B	24,543	1,029,723
Pandora A/S	11,825	959,156
TDC A/S	82,656	629,892
Tryg A/S	2,221	248,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vestas Wind Systems A/S*	23,076	$833,608
William Demant Holding A/S*	2,233	169,489

		19,210,644

Finland (0.6%)
Elisa Oyj	14,058	382,612
Fortum Oyj	45,456	982,277
Kone Oyj, Class B	31,726	1,440,945
Metso Oyj	11,643	347,262
Neste Oil Oyj	12,537	303,783
Nokia Oyj	384,674	3,027,590
Nokian Renkaat Oyj	11,775	288,414
Orion Oyj, Class B	10,346	321,185
Sampo Oyj, Class A	45,877	2,151,154
Stora Enso Oyj, Class R	57,913	515,490
UPM-Kymmene Oyj	53,997	886,667
Wartsila Oyj Abp	15,331	687,965

		11,335,344

France (6.0%)
Accor S.A.	17,561	786,841
Aeroports de Paris S.A.	2,989	362,288
Air Liquide S.A.	35,316	4,357,591
Airbus Group N.V.	60,180	2,988,972
Alcatel-Lucent*	287,276	1,019,881
Alstom S.A.*	22,316	719,880
Arkema S.A.	6,665	441,987
AtoS	8,121	642,639
AXA S.A.‡	186,273	4,302,260
BNP Paribas S.A.	108,025	6,348,011
Bollore S.A.	54,518	247,427
Bouygues S.A.	17,186	620,162
Bureau Veritas S.A.	22,311	492,665
Cap Gemini S.A.	14,581	1,038,575
Carrefour S.A.	63,550	1,930,778
Casino Guichard Perrachon S.A.	5,716	526,010
Christian Dior S.A.	5,646	964,659
Cie de Saint-Gobain	46,021	1,937,451
Cie Generale des Etablissements Michelin	19,189	1,739,721
CNP Assurances S.A.	17,565	311,038
Credit Agricole S.A.	101,478	1,304,570
Danone S.A.	59,265	3,898,836
Dassault Systemes S.A.	13,212	804,061
Edenred	20,766	576,611
Electricite de France S.A.	24,357	668,816
Essilor International S.A.	20,854	2,321,397
Eurazeo S.A.	3,893	271,933
Eutelsat Communications S.A.	15,846	512,260
Fonciere des Regions (REIT)	2,863	264,928
GDF Suez S.A.	148,355	3,464,875
Gecina S.A. (REIT)	2,880	360,456
Groupe Eurotunnel S.A. (Registered)	48,010	619,742
Hermes International	1,979	705,660
ICADE (REIT)	3,817	305,643
Iliad S.A.	2,667	640,663
Imerys S.A.	3,432	253,090
J.C. Decaux S.A.	6,987	239,928
Kering	7,782	1,496,149
Klepierre S.A. (REIT)	10,509	452,656
Lafarge S.A.	19,170	1,345,434

Lagardere S.C.A.	11,889	$308,559
Legrand S.A.	27,214	1,424,622
L’Oreal S.A.	25,729	4,319,567
LVMH Moet Hennessy Louis Vuitton S.A.	28,761	4,548,093
Natixis S.A.	94,251	619,779
Numericable – SFR*	9,991	492,659
Orange S.A.	190,274	3,235,852
Pernod-Ricard S.A.	21,758	2,412,460
Peugeot S.A.*	40,258	491,101
Publicis Groupe S.A.	18,962	1,358,119
Remy Cointreau S.A.	2,302	153,762
Renault S.A.	19,573	1,430,308
Rexel S.A.	27,862	497,527
Safran S.A.	27,977	1,721,955
Sanofi S.A.	121,552	11,077,752
Schneider Electric SE	53,640	3,897,581
SCOR SE	15,993	483,992
Societe BIC S.A.	3,046	404,248
Societe Generale S.A.	73,914	3,105,962
Sodexo S.A.	9,706	951,668
Suez Environnement Co. S.A.	29,974	519,607
Technip S.A.	10,567	630,994
Thales S.A.	9,496	512,366
Total S.A.	218,769	11,279,559
Unibail-Rodamco SE (REIT)	10,027	2,562,776
Valeo S.A.	7,792	970,550
Vallourec S.A.	11,360	310,204
Veolia Environnement S.A.	42,470	754,205
Vinci S.A.	49,758	2,722,791
Vivendi S.A.*	124,057	3,094,621
Wendel S.A.	3,281	366,682
Zodiac Aerospace	19,075	643,735

		119,590,200

Germany (5.8%)
adidas AG	21,577	1,503,878
Allianz SE (Registered)	46,668	7,754,059
Axel Springer SE	4,181	252,151
BASF SE	94,035	7,949,125
Bayer AG (Registered)	84,677	11,576,142
Bayerische Motoren Werke (BMW) AG	34,021	3,694,810
Bayerische Motoren Werke (BMW) AG (Preference) (q)	5,682	466,329
Beiersdorf AG	10,229	834,303
Brenntag AG	15,792	888,606
Celesio AG	5,254	169,885
Commerzbank AG*	98,911	1,314,004
Continental AG	11,306	2,400,857
Daimler AG (Registered)	98,551	8,222,170
Deutsche Annington Immobilien SE	24,780	842,903
Deutsche Bank AG (Registered)	140,826	4,256,572
Deutsche Boerse AG	19,861	1,423,319
Deutsche Lufthansa AG (Registered)	23,267	389,647
Deutsche Post AG (Registered)	99,319	3,249,582
Deutsche Telekom AG (Registered)	324,600	5,202,777
Deutsche Wohnen AG	28,873	686,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

E.ON SE	205,433	$3,527,689
Fraport AG Frankfurt Airport Services Worldwide	4,033	233,642
Fresenius Medical Care AG & Co. KGaA	22,440	1,679,429
Fresenius SE & Co. KGaA	38,740	2,023,009
Fuchs Petrolub SE (Preference) (q)	7,057	284,218
GEA Group AG	18,889	836,345
Hannover Rueck SE	6,185	561,022
HeidelbergCement AG	14,508	1,032,074
Henkel AG & Co. KGaA	12,035	1,171,914
Henkel AG & Co. KGaA (Preference) (q)	18,325	1,982,298
Hugo Boss AG	4,292	526,946
Infineon Technologies AG	115,795	1,241,443
K+S AG (Registered)	17,844	495,509
Kabel Deutschland Holding AG*	2,342	318,497
Lanxess AG	9,423	438,389
Linde AG	19,003	3,544,435
MAN SE	3,642	406,183
Merck KGaA	13,228	1,254,882
Metro AG*	16,624	508,967
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	17,736	3,553,261
OSRAM Licht AG*	9,175	361,519
Porsche Automobil Holding SE (Preference) (q)	15,800	1,283,766
ProSiebenSat.1 Media AG (Registered)	22,335	940,948
RWE AG	49,998	1,565,333
SAP SE	94,245	6,663,638
Siemens AG (Registered)	81,192	9,208,001
Symrise AG	12,576	762,658
Telefonica Deutschland Holding AG*	55,846	298,242
ThyssenKrupp AG*	46,375	1,192,789
TUI AG (Frankfurt Stock Exchange)*	12,673	203,640
TUI AG (London Stock Exchange)*	33,587	560,131
United Internet AG (Registered)	12,644	573,380
Volkswagen AG	3,006	654,991
Volkswagen AG (Preference) (q)	16,650	3,719,141

		116,685,477

Hong Kong (1.9%)
AIA Group Ltd.	1,229,900	6,772,397
ASM Pacific Technology Ltd.	23,777	226,049
Bank of East Asia Ltd.	129,921	521,103
BOC Hong Kong Holdings Ltd.	381,523	1,270,245
Cathay Pacific Airways Ltd.	118,768	258,435
Cheung Kong Holdings Ltd.	142,708	2,381,256
Cheung Kong Infrastructure Holdings Ltd.	61,013	449,641
CLP Holdings Ltd.	193,528	1,675,615
First Pacific Co., Ltd.	244,800	241,644
Galaxy Entertainment Group Ltd.	238,900	1,329,876

Hang Lung Properties Ltd.	225,711	$629,031
Hang Seng Bank Ltd.	78,579	1,306,566
Henderson Land Development Co., Ltd.	106,819	741,476
HKT Trust & HKT Ltd.	272,140	354,089
Hong Kong & China Gas Co., Ltd.	643,107	1,464,394
Hong Kong Exchanges and Clearing Ltd.	113,222	2,490,734
Hutchison Whampoa Ltd.	218,533	2,501,898
Hysan Development Co., Ltd.	66,907	297,294
Kerry Properties Ltd.	61,224	221,192
Li & Fung Ltd.	601,850	562,851
Link REIT (REIT)	234,519	1,463,940
MTR Corp., Ltd.	145,516	594,319
New World Development Co., Ltd.	549,286	628,287
Noble Group Ltd.	437,730	375,786
NWS Holdings Ltd.	153,968	282,364
PCCW Ltd.	421,965	287,458
Power Assets Holdings Ltd.	142,814	1,379,668
Shangri-La Asia Ltd.	104,635	143,981
Sino Land Co., Ltd.	305,007	489,580
SJM Holdings Ltd.	196,600	310,910
Sun Hung Kai Properties Ltd.	166,608	2,519,347
Swire Pacific Ltd., Class A	65,312	846,065
Swire Properties Ltd.	120,400	355,325
Techtronic Industries Co., Ltd.	139,800	448,016
WH Group Ltd.*§	356,700	203,615
Wharf Holdings Ltd.	153,313	1,100,978
Wheelock & Co., Ltd.	89,674	416,366
Yue Yuen Industrial Holdings Ltd.	73,637	265,117

		37,806,908

Ireland (0.5%)
Bank of Ireland (Irish Stock Exchange)*	2,697,116	1,005,627
Bank of Ireland (London Stock Exchange)*	108,360	40,352
CRH plc	76,145	1,831,994
Experian plc	101,961	1,719,849
James Hardie Industries plc (CDI)	44,807	477,096
Kerry Group plc (BATS Europe Exchange), Class A	69	4,836
Kerry Group plc (Irish Stock Exchange), Class A	16,150	1,114,287
Ryanair Holdings plc (ADR)*	1,950	138,976
Shire plc	60,307	4,266,914

		10,599,931

Israel (0.4%)
Bank Hapoalim B.M.	106,210	500,910
Bank Leumi Le-Israel B.M.*	133,982	459,647
Bezeq Israeli Telecommunication Corp., Ltd.	199,125	354,020
Delek Group Ltd.	480	120,446
Israel Chemicals Ltd.	45,386	327,368
Israel Corp., Ltd.*	296	140,685
Mizrahi Tefahot Bank Ltd.*	13,693	143,631

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NICE-Systems Ltd.	5,888	$298,059
Teva Pharmaceutical Industries Ltd.	87,743	5,041,204

		7,385,970

Italy (1.3%)
Assicurazioni Generali S.p.A.	120,061	2,453,501
Atlantia S.p.A.	42,331	983,204
Banca Monte dei Paschi di Siena S.p.A.*	434,959	247,322
Banco Popolare SC*	37,844	453,029
Enel Green Power S.p.A.	175,790	365,234
Enel S.p.A.	676,614	3,025,307
Eni S.p.A.	259,963	4,540,308
EXOR S.p.A.	10,066	410,666
Finmeccanica S.p.A.*	42,366	393,370
Intesa Sanpaolo S.p.A. (Italian Stock Exchange)	94,825	233,413
Intesa Sanpaolo S.p.A. (London Stock Exchange)	1,187,447	3,435,096
Luxottica Group S.p.A.	17,263	945,108
Mediobanca S.p.A.	61,590	498,676
Pirelli & C. S.p.A.	24,158	324,439
Prysmian S.p.A.	21,433	390,106
Saipem S.p.A.*	27,453	288,320
Snam S.p.A.	207,464	1,023,446
Telecom Italia S.p.A.*	1,029,051	1,091,330
Telecom Italia S.p.A. (RNC)	609,429	509,382
Terna Rete Elettrica Nazionale S.p.A.	153,130	693,694
UniCredit S.p.A.	451,981	2,880,704
Unione di Banche Italiane S.c.p.A.	87,165	620,473
UnipolSai S.p.A.	91,969	246,437

		26,052,565

Japan (13.4%)
ABC-Mart, Inc.	2,599	125,940
Acom Co., Ltd.*	41,499	126,268
Advantest Corp.	16,402	204,360
Aeon Co., Ltd.	65,948	663,795
AEON Financial Service Co., Ltd.	12,162	237,756
Aeon Mall Co., Ltd.	11,691	206,741
Air Water, Inc.	13,966	221,397
Aisin Seiki Co., Ltd.	19,562	703,111
Ajinomoto Co., Inc.	57,771	1,070,481
Alfresa Holdings Corp.	17,036	205,887
Amada Co., Ltd.	34,852	298,815
ANA Holdings, Inc.	113,698	279,854
Aozora Bank Ltd.	114,345	354,875
Asahi Glass Co., Ltd.	105,843	516,843
Asahi Group Holdings Ltd.	39,713	1,225,790
Asahi Kasei Corp.	128,127	1,174,203
Asics Corp.	16,136	385,615
Astellas Pharma, Inc.	219,990	3,061,735
Bandai Namco Holdings, Inc.	18,481	392,267
Bank of Kyoto Ltd.	35,490	296,848
Bank of Yokohama Ltd.	115,300	625,789
Benesse Holdings, Inc.	7,226	214,653
Bridgestone Corp.	66,641	2,315,833

Brother Industries Ltd.	23,685	$429,711
Calbee, Inc.	7,242	249,999
Canon, Inc.	115,764	3,676,882
Casio Computer Co., Ltd.	21,373	328,229
Central Japan Railway Co.	14,743	2,211,771
Chiba Bank Ltd.	76,328	500,963
Chiyoda Corp.	15,333	126,112
Chubu Electric Power Co., Inc.*	65,446	769,935
Chugai Pharmaceutical Co., Ltd.	22,453	551,936
Chugoku Bank Ltd.	16,040	219,015
Chugoku Electric Power Co., Inc.	29,438	385,513
Citizen Holdings Co., Ltd.	25,192	193,811
COLOPL, Inc.	4,834	108,199
Credit Saison Co., Ltd.	15,584	289,952
Dai Nippon Printing Co., Ltd.	58,328	526,422
Daicel Corp.	27,876	326,380
Daihatsu Motor Co., Ltd.	19,094	250,460
Dai-ichi Life Insurance Co., Ltd.	109,704	1,664,726
Daiichi Sankyo Co., Ltd.	65,683	918,280
Daikin Industries Ltd.	24,069	1,552,386
Daito Trust Construction Co., Ltd.	7,360	833,340
Daiwa House Industry Co., Ltd.	60,617	1,147,827
Daiwa Securities Group, Inc.	171,045	1,332,032
Denso Corp.	50,206	2,339,881
Dentsu, Inc.	22,195	934,043
Don Quijote Holdings Co., Ltd.	5,800	396,163
East Japan Railway Co.	34,410	2,578,019
Eisai Co., Ltd.	25,595	991,751
Electric Power Development Co., Ltd.	11,597	392,534
FamilyMart Co., Ltd.	6,196	231,306
FANUC Corp.	19,716	3,253,902
Fast Retailing Co., Ltd.	5,582	2,033,701
Fuji Electric Co., Ltd.	55,989	223,352
Fuji Heavy Industries Ltd.	60,032	2,114,030
Fujifilm Holdings Corp.	47,232	1,425,404
Fujitsu Ltd.	193,258	1,029,459
Fukuoka Financial Group, Inc.	76,017	392,474
GungHo Online Entertainment, Inc.	42,367	154,441
Gunma Bank Ltd.	36,677	237,910
Hachijuni Bank Ltd.	39,684	255,442
Hakuhodo DY Holdings, Inc.	22,740	217,962
Hamamatsu Photonics KK	7,300	348,828
Hankyu Hanshin Holdings, Inc.	116,000	624,081
Hikari Tsushin, Inc.	1,800	109,564
Hino Motors Ltd.	27,518	359,992
Hirose Electric Co., Ltd.	3,002	349,482
Hiroshima Bank Ltd.	52,000	247,170
Hisamitsu Pharmaceutical Co., Inc.	6,133	192,535
Hitachi Chemical Co., Ltd.	11,012	195,070
Hitachi Construction Machinery Co., Ltd.	10,887	230,824
Hitachi High-Technologies Corp.	6,882	198,568
Hitachi Ltd.	493,621	3,611,953
Hitachi Metals Ltd.	21,525	366,565
Hokuhoku Financial Group, Inc.	117,000	236,470
Hokuriku Electric Power Co.	17,562	224,273

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Honda Motor Co., Ltd.	167,414	$4,868,348
Hoya Corp.	43,519	1,457,059
Hulic Co., Ltd.	25,412	252,629
Ibiden Co., Ltd.	13,166	193,487
Idemitsu Kosan Co., Ltd.	8,448	139,983
IHI Corp.	139,166	706,592
Iida Group Holdings Co., Ltd.	16,716	203,016
INPEX Corp.	89,274	990,526
Isetan Mitsukoshi Holdings Ltd.	34,732	425,789
Isuzu Motors Ltd.	60,063	732,807
ITOCHU Corp.	153,374	1,639,823
ITOCHU Techno-Solutions Corp.	2,375	84,156
Iyo Bank Ltd.	23,826	258,256
J. Front Retailing Co., Ltd.	23,165	269,763
Japan Airlines Co., Ltd.	12,431	363,117
Japan Display, Inc.*	36,195	110,708
Japan Exchange Group, Inc.	26,759	623,441
Japan Prime Realty Investment Corp. (REIT)	78	270,782
Japan Real Estate Investment Corp. (REIT)	131	630,453
Japan Retail Fund Investment Corp. (REIT)	242	510,338
Japan Tobacco, Inc.	112,157	3,079,616
JFE Holdings, Inc.	50,124	1,115,684
JGC Corp.	21,924	451,833
Joyo Bank Ltd.	69,480	344,788
JSR Corp.	17,882	307,066
JTEKT Corp.	21,018	355,980
JX Holdings, Inc.	228,893	891,742
Kajima Corp.	84,261	348,236
Kakaku.com, Inc.	15,096	217,034
Kamigumi Co., Ltd.	23,296	207,185
Kaneka Corp.	30,324	163,055
Kansai Electric Power Co., Inc.*	71,877	683,817
Kansai Paint Co., Ltd.	23,025	355,842
Kao Corp.	52,503	2,071,221
Kawasaki Heavy Industries Ltd.	143,851	656,924
KDDI Corp.	59,835	3,743,889
Keihan Electric Railway Co., Ltd.	50,000	267,045
Keikyu Corp.	48,534	359,462
Keio Corp.	59,997	430,586
Keisei Electric Railway Co., Ltd.	28,784	351,000
Keyence Corp.	4,726	2,093,324
Kikkoman Corp.	15,376	377,231
Kintetsu Corp.	184,549	608,690
Kirin Holdings Co., Ltd.	84,720	1,049,439
Kobe Steel Ltd.	304,905	527,437
Koito Manufacturing Co., Ltd.	9,907	302,160
Komatsu Ltd.	95,772	2,123,220
Konami Corp.	9,912	182,761
Konica Minolta, Inc.	47,564	513,052
Kubota Corp.	115,833	1,682,040
Kuraray Co., Ltd.	34,984	398,857
Kurita Water Industries Ltd.	9,986	208,621
Kyocera Corp.	32,788	1,502,799
Kyowa Hakko Kirin Co., Ltd.	24,593	231,498
Kyushu Electric Power Co., Inc.*	43,512	435,777
Lawson, Inc.	6,520	394,254

LIXIL Group Corp.	27,177	$574,741
M3, Inc.	19,764	328,658
Mabuchi Motor Co., Ltd.	4,822	190,030
Makita Corp.	12,251	554,280
Marubeni Corp.	169,889	1,018,364
Marui Group Co., Ltd.	25,514	230,745
Maruichi Steel Tube Ltd.	4,238	90,280
Mazda Motor Corp.	56,343	1,352,465
McDonald’s Holdings Co. Japan Ltd.	6,760	147,888
Medipal Holdings Corp.	15,078	175,100
MEIJI Holdings Co., Ltd.	6,082	553,919
Minebea Co., Ltd.	33,000	483,019
Miraca Holdings, Inc.	5,500	237,020
Mitsubishi Chemical Holdings Corp.	141,274	687,964
Mitsubishi Corp.	141,479	2,594,707
Mitsubishi Electric Corp.	198,239	2,360,240
Mitsubishi Estate Co., Ltd.	128,165	2,712,529
Mitsubishi Gas Chemical Co., Inc.	41,717	209,564
Mitsubishi Heavy Industries Ltd.	310,548	1,717,073
Mitsubishi Logistics Corp.	12,092	174,821
Mitsubishi Materials Corp.	110,181	366,267
Mitsubishi Motors Corp.	66,562	609,777
Mitsubishi Tanabe Pharma Corp.	22,469	329,262
Mitsubishi UFJ Financial Group, Inc.	1,304,740	7,151,467
Mitsubishi UFJ Lease & Finance Co., Ltd.	51,135	241,639
Mitsui & Co., Ltd.	174,002	2,326,088
Mitsui Chemicals, Inc.	82,712	234,942
Mitsui Fudosan Co., Ltd.	96,443	2,593,884
Mitsui O.S.K. Lines Ltd.	114,334	339,621
Mixi, Inc.	3,717	138,722
Mizuho Financial Group, Inc.	2,365,340	3,974,478
MS&AD Insurance Group Holdings, Inc.	51,591	1,225,382
Murata Manufacturing Co., Ltd.	20,823	2,274,570
Nabtesco Corp.	12,525	300,690
Nagoya Railroad Co., Ltd.	86,000	320,209
NEC Corp.	266,647	777,356
Nexon Co., Ltd.	11,597	108,133
NGK Insulators Ltd.	26,733	550,575
NGK Spark Plug Co., Ltd.	18,199	549,560
NH Foods Ltd.	17,321	378,865
NHK Spring Co., Ltd.	15,570	135,843
Nidec Corp.	22,246	1,442,931
Nikon Corp.	34,941	463,947
Nintendo Co., Ltd.	11,001	1,146,538
Nippon Building Fund, Inc. (REIT)	145	726,474
Nippon Electric Glass Co., Ltd.	39,978	180,223
Nippon Express Co., Ltd.	85,461	434,639
Nippon Paint Holdings Co., Ltd.	16,079	466,700
Nippon Prologis REIT, Inc. (REIT)	154	333,861
Nippon Steel & Sumitomo Metal Corp.	781,620	1,939,757
Nippon Telegraph & Telephone Corp.	38,141	1,962,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nippon Yusen KK	164,558	$465,444
Nissan Motor Co., Ltd.	255,684	2,227,070
Nisshin Seifun Group, Inc.	21,887	212,069
Nissin Foods Holdings Co., Ltd.	6,194	296,414
Nitori Holdings Co., Ltd.	7,200	386,917
Nitto Denko Corp.	15,873	887,674
NOK Corp.	9,236	234,571
Nomura Holdings, Inc.	372,813	2,121,523
Nomura Real Estate Holdings, Inc.	12,525	215,229
Nomura Research Institute Ltd.	11,512	353,487
NSK Ltd.	47,549	563,144
NTT Data Corp.	12,777	477,630
NTT DOCOMO, Inc.	156,777	2,294,925
NTT Urban Development Corp.	10,607	106,403
Obayashi Corp.	64,334	413,475
Odakyu Electric Railway Co., Ltd.	65,950	585,226
Oji Holdings Corp.	78,744	282,582
Olympus Corp.*	24,848	875,542
Omron Corp.	20,756	930,293
Ono Pharmaceutical Co., Ltd.	8,625	764,279
Oracle Corp. Japan	3,960	161,339
Oriental Land Co., Ltd.	5,236	1,200,718
ORIX Corp.	135,152	1,689,520
Osaka Gas Co., Ltd.	195,669	731,334
Otsuka Corp.	5,119	162,002
Otsuka Holdings Co., Ltd.	40,034	1,200,697
Panasonic Corp.	227,024	2,667,231
Park24 Co., Ltd.	10,200	150,208
Rakuten, Inc.	81,524	1,135,027
Recruit Holdings Co., Ltd.*	14,797	418,925
Resona Holdings, Inc.	226,247	1,141,894
Ricoh Co., Ltd.	72,176	733,206
Rinnai Corp.	3,949	265,914
Rohm Co., Ltd.	9,874	599,043
Sankyo Co., Ltd.	5,302	182,729
Sanrio Co., Ltd.	4,900	121,874
Santen Pharmaceutical Co., Ltd.	7,369	394,359
SBI Holdings, Inc.	20,979	227,801
Secom Co., Ltd.	21,640	1,243,264
Sega Sammy Holdings, Inc.	18,625	238,948
Seibu Holdings, Inc.	12,369	252,352
Seiko Epson Corp.	13,100	550,245
Sekisui Chemical Co., Ltd.	42,617	513,045
Sekisui House Ltd.	57,430	752,207
Seven & i Holdings Co., Ltd.	77,121	2,781,810
Seven Bank Ltd.	59,066	248,595
Sharp Corp.*	152,487	337,930
Shikoku Electric Power Co., Inc.*	18,557	224,958
Shimadzu Corp.	23,427	238,418
Shimamura Co., Ltd.	2,368	204,022
Shimano, Inc.	8,191	1,059,507
Shimizu Corp.	62,090	422,783
Shin-Etsu Chemical Co., Ltd.	42,171	2,743,529
Shinsei Bank Ltd.	165,420	288,792
Shionogi & Co., Ltd.	31,193	808,067
Shiseido Co., Ltd.	36,778	515,017
Shizuoka Bank Ltd.	55,239	505,275
Showa Shell Sekiyu KK	17,925	176,662
SMC Corp.	5,542	1,443,176

SoftBank Corp.	98,384	$5,855,052
Sompo Japan Nipponkoa Holdings, Inc.	34,807	874,701
Sony Corp.	107,199	2,182,445
Sony Financial Holdings, Inc.	18,912	278,876
Stanley Electric Co., Ltd.	14,416	311,602
Sumitomo Chemical Co., Ltd.	147,842	585,344
Sumitomo Corp.	113,896	1,169,825
Sumitomo Dainippon Pharma Co., Ltd.	16,112	156,604
Sumitomo Electric Industries Ltd.	77,460	966,455
Sumitomo Heavy Industries Ltd.	54,132	290,910
Sumitomo Metal Mining Co., Ltd.	54,641	815,344
Sumitomo Mitsui Financial Group, Inc.	130,608	4,719,194
Sumitomo Mitsui Trust Holdings, Inc.	343,054	1,309,226
Sumitomo Realty & Development Co., Ltd.	38,312	1,305,116
Sumitomo Rubber Industries Ltd.	17,364	258,531
Suntory Beverage & Food Ltd.	14,303	493,851
Suruga Bank Ltd.	17,926	328,446
Suzuken Co., Ltd.	7,094	196,058
Suzuki Motor Corp.	37,464	1,126,205
Sysmex Corp.	14,800	656,576
T&D Holdings, Inc.	59,646	717,564
Taiheiyo Cement Corp.	120,704	379,817
Taisei Corp.	104,613	595,482
Taisho Pharmaceutical Holdings Co., Ltd.	3,406	207,777
Taiyo Nippon Sanso Corp.	14,152	156,160
Takashimaya Co., Ltd.	26,045	208,877
Takeda Pharmaceutical Co., Ltd.	80,507	3,340,693
TDK Corp.	12,311	725,360
Teijin Ltd.	100,750	268,308
Terumo Corp.	30,766	700,686
THK Co., Ltd.	11,592	279,870
Tobu Railway Co., Ltd.	106,009	453,024
Toho Co., Ltd.	11,054	250,820
Toho Gas Co., Ltd.	42,306	207,326
Tohoku Electric Power Co., Inc.	46,241	537,156
Tokio Marine Holdings, Inc.	70,952	2,304,149
Tokyo Electric Power Co., Inc.*	151,032	615,437
Tokyo Electron Ltd.	17,545	1,331,437
Tokyo Gas Co., Ltd.	237,286	1,280,434
Tokyo Tatemono Co., Ltd.	40,437	294,489
Tokyu Corp.	114,019	707,347
Tokyu Fudosan Holdings Corp.	49,434	340,618
TonenGeneral Sekiyu KK	27,547	235,484
Toppan Printing Co., Ltd.	58,090	378,170
Toray Industries, Inc.	149,226	1,195,148
Toshiba Corp.	410,726	1,739,177
TOTO Ltd.	28,247	328,547
Toyo Seikan Group Holdings Ltd.	16,996	209,671
Toyo Suisan Kaisha Ltd.	9,146	295,317
Toyoda Gosei Co., Ltd.	7,258	146,557
Toyota Industries Corp.	16,782	857,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Toyota Motor Corp.	280,035	$17,463,141
Toyota Tsusho Corp.	21,786	503,530
Trend Micro, Inc.	10,418	285,035
Unicharm Corp.	38,433	924,876
United Urban Investment Corp. (REIT)	260	408,391
USS Co., Ltd.	22,110	340,250
West Japan Railway Co.	17,115	811,010
Yahoo! Japan Corp.	145,846	526,271
Yakult Honsha Co., Ltd.	9,293	490,424
Yamada Denki Co., Ltd.	88,462	295,260
Yamaguchi Financial Group, Inc.	21,834	224,931
Yamaha Corp.	18,321	272,126
Yamaha Motor Co., Ltd.	27,568	554,431
Yamato Holdings Co., Ltd.	37,564	739,651
Yamato Kogyo Co., Ltd.	3,913	110,014
Yamazaki Baking Co., Ltd.	11,548	142,486
Yaskawa Electric Corp.	22,330	285,626
Yokogawa Electric Corp.	21,797	239,938
Yokohama Rubber Co., Ltd.	19,761	180,537

		267,575,617

Luxembourg (0.2%)
Altice S.A.*	8,892	701,684
ArcelorMittal S.A.	100,889	1,092,752
Millicom International Cellular S.A. (SDR)	6,852	509,589
RTL Group S.A.	3,995	379,642
SES S.A. (FDR)	31,353	1,124,665
Tenaris S.A.	48,758	736,469

		4,544,801

Macau (0.1%)
MGM China Holdings Ltd.	98,800	249,067
Sands China Ltd.	248,896	1,210,580
Wynn Macau Ltd.	159,100	443,550

		1,903,197

Mexico (0.0%)
Fresnillo plc	22,760	270,088

Netherlands (2.4%)
Aegon N.V.	186,801	1,401,568
Akzo Nobel N.V.	24,801	1,719,817
ASML Holding N.V.	36,543	3,915,095
Boskalis Westminster N.V.	8,979	490,896
Corio N.V. (REIT)	7,133	348,109
Delta Lloyd N.V.	19,654	431,950
Gemalto N.V.	8,088	660,673
Heineken Holding N.V.	10,322	647,009
Heineken N.V.	23,614	1,677,521
ING Groep N.V. (CVA)*	394,111	5,102,795
Koninklijke Ahold N.V.	91,534	1,627,111
Koninklijke DSM N.V.	17,877	1,087,037
Koninklijke KPN N.V.	330,293	1,041,341
Koninklijke Philips N.V.	97,809	2,839,900
Koninklijke Vopak N.V.	7,206	373,300
NN Group N.V.*§	12,376	368,774
OCI N.V.*	8,286	287,569
QIAGEN N.V.*	23,882	559,272
Randstad Holding N.V.	12,719	611,677
Royal Dutch Shell plc, Class A	402,948	13,356,305

Royal Dutch Shell plc, Class B	249,430	$8,568,896
TNT Express N.V.	44,348	294,642
Wolters Kluwer N.V.	30,741	938,697

		48,349,954

New Zealand (0.1%)
Auckland International Airport Ltd.	96,021	316,015
Contact Energy Ltd.	39,766	197,904
Fletcher Building Ltd.	72,399	466,969
Meridian Energy Ltd.	120,132	164,706
Mighty River Power Ltd.	66,767	154,887
Ryman Healthcare Ltd.	38,115	253,034
Spark New Zealand Ltd.	183,366	444,280

		1,997,795

Norway (0.4%)
DNB ASA	99,534	1,467,566
Gjensidige Forsikring ASA	21,045	342,795
Norsk Hydro ASA	138,548	779,249
Orkla ASA	83,356	568,095
Statoil ASA	114,511	2,006,740
Telenor ASA	77,628	1,565,242
Yara International ASA	18,562	830,124

		7,559,811

Portugal (0.1%)
Banco Comercial Portugues S.A., Class R*	3,587,936	282,138
Banco Espirito Santo S.A. (Registered) (b)*†	106,365	1
EDP – Energias de Portugal S.A.	236,590	914,994
Galp Energia SGPS S.A.	39,182	396,402
Jeronimo Martins SGPS S.A.	25,422	254,809

		1,848,344

Singapore (1.0%)
Ascendas Real Estate Investment Trust (REIT)	201,656	361,982
CapitaCommercial Trust (REIT)	208,400	275,859
CapitaLand Ltd.	261,407	649,490
CapitaMall Trust (REIT)	241,182	371,115
City Developments Ltd.	43,569	336,386
ComfortDelGro Corp., Ltd.	204,050	399,482
DBS Group Holdings Ltd.	175,970	2,717,405
Genting Singapore plc	642,472	520,549
Global Logistic Properties Ltd.	315,100	589,303
Golden Agri-Resources Ltd.	732,995	254,202
Hutchison Port Holdings Trust (BATS Exchange), Class U	4,700	3,149
Hutchison Port Holdings Trust (Singapore Stock Exchange), Class U	557,600	384,247
Jardine Cycle & Carriage Ltd.	11,742	377,035
Keppel Corp., Ltd.	149,125	995,061
Keppel Land Ltd.	70,000	179,946
Oversea-Chinese Banking Corp., Ltd.	296,725	2,332,071
Sembcorp Industries Ltd.	98,509	330,347
Sembcorp Marine Ltd.	89,768	221,126
Singapore Airlines Ltd.	56,248	491,781

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Singapore Exchange Ltd.	84,062	$494,258
Singapore Press Holdings Ltd.	166,797	529,821
Singapore Technologies Engineering Ltd.	155,479	398,056
Singapore Telecommunications Ltd.	817,645	2,400,089
StarHub Ltd.	59,152	185,233
Suntec Real Estate Investment Trust (REIT)	237,000	350,324
United Overseas Bank Ltd.	130,767	2,417,602
UOL Group Ltd.	44,849	235,360
Wilmar International Ltd.	201,874	492,468

		19,293,747

South Africa (0.0%)
Investec plc	57,439	479,832

Spain (2.2%)
Abertis Infraestructuras S.A.	41,611	822,067
ACS Actividades de Construccion y Servicios S.A.	18,080	626,018
Amadeus IT Holding S.A., Class A	43,342	1,722,290
Banco Bilbao Vizcaya Argentaria S.A.	609,148	5,733,007
Banco de Sabadell S.A.	350,526	918,288
Banco Popular Espanol S.A.	181,092	896,638
Banco Santander S.A.	1,262,698	10,558,459
Bankia S.A.*	468,241	694,174
Bankinter S.A.	67,979	542,039
CaixaBank S.A.	233,970	1,215,280
Distribuidora Internacional de Alimentacion S.A.	62,980	423,475
Enagas S.A.	19,869	628,910
Ferrovial S.A.	43,324	853,642
Gas Natural SDG S.A.	36,386	915,357
Grifols S.A.	15,050	599,105
Iberdrola S.A.	526,658	3,543,447
Inditex S.A.	111,313	3,189,445
Mapfre S.A.	96,220	324,027
Red Electrica Corporacion S.A.	11,055	970,485
Repsol S.A.	105,288	1,957,109
Telefonica S.A.	430,148	6,152,821
Zardoya Otis S.A.	17,052	188,702

		43,474,785

Sweden (1.9%)
Alfa Laval AB	32,459	614,086
Assa Abloy AB, Class B	34,287	1,811,962
Atlas Copco AB, Class A	68,636	1,910,629
Atlas Copco AB, Class B	40,220	1,030,592
Boliden AB	28,041	446,779
Electrolux AB	24,498	718,802
Elekta AB, Class B	37,549	383,230
Getinge AB, Class B	20,920	475,174
Hennes & Mauritz AB, Class B	97,552	4,046,634
Hexagon AB, Class B	26,052	805,654
Husqvarna AB, Class B	40,641	298,888
ICA Gruppen AB	7,782	304,593
Industrivarden AB, Class C	16,588	288,111
Investment AB Kinnevik, Class B	24,172	783,932
Investor AB, Class B	47,064	1,705,566

Lundin Petroleum AB*	23,217	331,983
Nordea Bank AB	311,467	3,597,289
Sandvik AB	109,724	1,068,349
Securitas AB, Class B	31,358	379,941
Skandinaviska Enskilda Banken AB, Class A	156,108	1,974,689
Skanska AB, Class B	39,090	835,694
SKF AB, Class B	40,549	853,028
Svenska Cellulosa AB S.C.A., Class B	60,433	1,305,113
Svenska Handelsbanken AB, Class A	51,279	2,394,358
Swedbank AB, Class A	93,295	2,321,455
Swedish Match AB	20,673	644,812
Tele2 AB, Class B	33,420	404,590
Telefonaktiebolaget LM Ericsson, Class B	312,826	3,788,616
TeliaSonera AB	244,630	1,573,203
Volvo AB, Class B	157,182	1,697,541

		38,795,293

Switzerland (6.3%)
ABB Ltd. (Registered)*	225,117	4,761,606
Actelion Ltd. (Registered)*	10,549	1,213,633
Adecco S.A. (Registered)*	17,462	1,196,216
Aryzta AG*	8,987	690,538
Baloise Holding AG (Registered)	4,901	625,933
Barry Callebaut AG (Registered)*	233	238,633
Chocoladefabriken Lindt & Spruengli AG (Preference) (q)	11	631,362
Chocoladefabriken Lindt & Sprungli AG	98	483,806
Cie Financiere Richemont S.A. (Registered)	53,417	4,731,535
Coca-Cola HBC AG (CDI)*	21,347	406,165
Credit Suisse Group AG (Registered)*	155,920	3,908,731
EMS-Chemie Holding AG (Registered)	853	346,320
Geberit AG (Registered)	3,874	1,316,514
Givaudan S.A. (Registered)*	948	1,695,078
Glencore plc*	1,083,478	4,986,972
Holcim Ltd. (Registered)*	23,544	1,671,862
Julius Baer Group Ltd.*	23,048	1,051,796
Kuehne + Nagel International AG (Registered)	5,510	748,982
Lonza Group AG (Registered)*	5,502	620,060
Nestle S.A. (Registered)	330,187	24,203,216
Novartis AG (Registered)	235,525	21,660,642
Pargesa Holding S.A.	3,101	238,880
Partners Group Holding AG	1,754	508,673
Roche Holding AG	71,936	19,497,567
Schindler Holding AG	4,515	651,482
Schindler Holding AG (Registered)	2,126	304,926
SGS S.A. (Registered)	555	1,131,613
Sika AG	220	645,262
Sonova Holding AG (Registered)	5,538	811,833
STMicroelectronics N.V.	66,835	498,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Sulzer AG (Registered)	2,447	$259,962
Swatch Group AG	3,148	1,397,830
Swatch Group AG (Registered)	5,119	442,764
Swiss Life Holding AG (Registered)*	3,273	773,456
Swiss Prime Site AG (Registered)*	5,993	439,117
Swiss Reinsurance AG*	36,206	3,029,476
Swisscom AG (Registered)	2,399	1,259,717
Syngenta AG (Registered)	9,497	3,049,491
Transocean Ltd.	37,163	681,081
UBS Group AG*	374,579	6,438,901
Wolseley plc	27,360	1,557,560
Zurich Insurance Group AG*	15,330	4,800,479

		125,608,099

United Kingdom (11.9%)
3i Group plc	99,567	691,972
Aberdeen Asset Management plc	95,529	638,050
Admiral Group plc	19,892	407,361
Aggreko plc	26,385	614,728
Amec Foster Wheeler plc	39,096	511,687
Anglo American plc	143,123	2,648,052
Antofagasta plc	40,381	468,835
ARM Holdings plc	143,794	2,214,177
Ashtead Group plc	51,063	902,754
Associated British Foods plc	36,593	1,777,894
AstraZeneca plc	128,989	9,073,810
Aviva plc	301,546	2,259,534
Babcock International Group plc	25,874	423,323
BAE Systems plc	322,567	2,354,748
Barclays plc	1,678,972	6,312,096
BG Group plc	348,642	4,640,678
BP plc	1,882,304	11,952,137
British American Tobacco plc	190,513	10,351,301
British Land Co. plc (REIT)	99,323	1,193,175
BT Group plc	830,585	5,155,907
Bunzl plc	34,070	928,743
Burberry Group plc	45,159	1,144,267
Capita plc	67,874	1,137,512
Centrica plc	511,769	2,202,632
CNH Industrial N.V.	96,701	779,546
Cobham plc	116,345	583,400
Compass Group plc	170,685	2,909,210
Croda International plc	13,761	567,007
Diageo plc	256,586	7,359,176
Direct Line Insurance Group plc	152,902	689,637
Dixons Carphone plc	99,826	719,006
easyJet plc	15,838	408,801
Fiat Chrysler Automobiles N.V.*	89,250	1,024,183
Friends Life Group Ltd.	147,610	834,537
G4S plc	160,185	689,367
GKN plc	165,492	877,798
GlaxoSmithKline plc	495,646	10,604,364
Hammerson plc (REIT)	79,322	741,383
Hargreaves Lansdown plc	24,683	384,850
HSBC Holdings plc	1,955,297	18,478,487
ICAP plc	54,286	378,653
IMI plc	28,287	553,753

Imperial Tobacco Group plc	97,837	4,284,587
Inmarsat plc	42,454	526,109
InterContinental Hotels Group plc	24,471	980,605
International Consolidated Airlines Group S.A.*	104,392	772,705
Intertek Group plc	16,880	611,880
Intu Properties plc (REIT)	89,768	464,209
ITV plc	391,306	1,303,582
J Sainsbury plc	124,809	474,492
Johnson Matthey plc	21,096	1,105,937
Kingfisher plc	243,594	1,283,645
Land Securities Group plc (REIT)	80,135	1,433,924
Legal & General Group plc	607,572	2,333,574
Lloyds Banking Group plc*	5,828,134	6,882,251
London Stock Exchange Group plc	23,319	801,156
Marks & Spencer Group plc	165,539	1,222,215
Meggitt plc	83,176	664,855
Melrose Industries plc	107,788	443,514
Merlin Entertainments plc§	50,037	308,909
National Grid plc	384,261	5,477,955
Next plc	15,706	1,656,603
Old Mutual plc	495,538	1,457,335
Pearson plc	83,550	1,536,920
Persimmon plc*	30,890	755,629
Petrofac Ltd.	26,964	292,442
Prudential plc	261,849	6,025,706
Randgold Resources Ltd.	8,821	596,838
Reckitt Benckiser Group plc	66,558	5,369,323
Reed Elsevier N.V.	71,507	1,708,927
Reed Elsevier plc	116,771	1,986,671
Rexam plc	71,328	501,457
Rio Tinto Ltd.	44,808	2,101,819
Rio Tinto plc	129,804	5,980,398
Rolls-Royce Holdings plc*	193,111	2,601,409
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	17,683,290	27,561
Royal Bank of Scotland Group plc*	255,970	1,553,871
Royal Mail plc	66,221	440,958
RSA Insurance Group plc*	104,338	702,184
SABMiller plc	98,887	5,117,626
Sage Group plc	109,771	791,601
Schroders plc	12,792	530,170
Segro plc (REIT)	74,992	429,871
Severn Trent plc	24,468	758,625
Sky plc	106,543	1,482,888
Smith & Nephew plc	91,754	1,684,548
Smiths Group plc	40,039	677,664
Sports Direct International plc*	27,367	300,142
SSE plc	99,775	2,504,816
Standard Chartered plc	251,257	3,768,100
Standard Life plc	242,586	1,494,432
Subsea 7 S.A.	28,913	294,848
Tate & Lyle plc	48,503	455,611
Tesco plc	830,229	2,415,901
Travis Perkins plc	24,963	718,686
Tullow Oil plc	94,261	596,414
Unilever N.V. (CVA)	166,243	6,530,483
Unilever plc	131,334	5,334,884

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Utilities Group plc	69,836	$989,641
Vodafone Group plc	2,705,712	9,271,015
Weir Group plc	21,762	622,870
Whitbread plc	18,653	1,376,534
William Hill plc	87,805	493,778
WM Morrison Supermarkets plc	216,070	614,928
WPP plc	134,704	2,794,593

		237,311,355

United States (0.1%)
Carnival plc	18,697	844,204

Total Common Stocks (63.3%) (Cost $1,113,820,171)		1,264,677,725

	Number of Rights	Value (Note 1)
RIGHTS:
France (0.0%)
Christian Dior S.A., expiring 12/31/49*†	2,355	12,596
Christian Dior S.A., expiring 12/2/19*†	2,355	34,988
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*†	11,984	208,446

		256,030

Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	354,939	33,930
Repsol S.A., expiring 1/8/15*	61,080	33,777

		67,707

Total Rights (0.0%) (Cost $–)		323,737

Total Investments (63.3%) (Cost $1,113,820,171)		1,265,001,462
Other Assets Less Liabilities (36.7%)		733,962,808

Net Assets (100%)		$1,998,964,270

*	Non-income producing.
†	Security (totaling $283,592 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $881,298 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
REIT	— Real Estate Investment Trust
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
AXA S.A.	$5,464,854	$41,467	$322,749	$4,302,260	$184,893	$(23,854)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	7,764	March-15	$279,024,269	$294,339,965	$15,315,696
E-Mini MSCI EAFE Index	42	March-15	3,735,143	3,691,590	(43,553)
FTSE 100 Index	1,797	March-15	171,779,679	182,682,453	10,902,774
SPI 200 Index	630	March-15	65,829,245	69,216,225	3,386,980
TOPIX Index	1,561	March-15	188,606,837	183,428,577	(5,178,260)

					$24,383,637

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/13/15	Credit Suisse	14,000	$21,808,775	$21,964,166	$(155,391)
European Union Euro vs. U.S. Dollar, expiring 3/13/15	HSBC Bank plc	30,000	36,323,909	37,290,738	(966,829)

					$(1,122,220)

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 70,050,763, CHF 62,564, DKK 91,475, EUR 263,026,337, GBP 162,762,949, HKD 212,529, ILS 72,125, JPY 185,979,442, NOK 119,916, NZD 30,465, SEK 8,040 and SGD 26,513.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$157,289,662	$—	$157,289,662
Consumer Staples	—	140,673,262	—	140,673,262
Energy	—	71,819,225	—	71,819,225
Financials	—	327,463,635	1	327,463,636
Health Care	—	139,716,700	—	139,716,700
Industrials	142,125	158,814,630	27,561	158,984,316
Information Technology	—	60,700,743	—	60,700,743
Materials	—	95,618,295	—	95,618,295
Telecommunication Services	—	63,307,916	—	63,307,916
Utilities	—	49,103,970	—	49,103,970
Futures	29,605,450	—	—	29,605,450

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Rights
Consumer Discretionary	$—	$—	$256,030	$256,030
Energy	—	33,777	—	33,777
Financials	—	33,930	—	33,930

Total Assets	$29,747,575	$1,264,575,745	$283,592	$1,294,606,912

Liabilities:
Forward Currency Contracts	—	(1,122,220)	—	(1,122,220)
Futures	(5,221,813)	—	—	(5,221,813)

Total Liabilities	$(5,221,813)	$(1,122,220)	$—	$(6,344,033)

Total	$24,525,762	$1,263,453,525	$283,592	$1,288,262,879

(a)	A security with a market value of $1 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$29,605,450	*

	Liability Derivatives
Foreign exchange contracts	Payables	$(1,122,220)
Equity contracts	Payables, Net assets – Unrealized depreciation	(5,221,813	)*

Total		$(6,344,033)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(4,864,862)	$(4,864,862)
Equity contracts	45,152,868	—	45,152,868

Total	$45,152,868	$(4,864,862)	$40,288,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(1,330,048)	$(1,330,048)
Equity contracts	(12,943,235)	—	(12,943,235)

Total	$(12,943,235)	$(1,330,048)	$(14,273,283)

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $72,691,000 and futures contracts with an average notional balance of approximately 790,373,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
	$—	$—	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Credit Suisse	$155,391	$—	$—	$155,391
HSBC Bank Plc	966,829	—	—	966,829

Total	$1,122,220	$—	$—	$1,122,220

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$64,779,677
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$126,044,208

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$301,229,549
Aggregate gross unrealized depreciation	(158,460,603)

Net unrealized appreciation	$142,768,946

Federal income tax cost of investments	$1,122,232,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $4,699,372)	$4,302,260
Unaffiliated Issuers (Cost $1,109,120,799)	1,260,699,202
Cash	10,498,535
Foreign cash (Cost $803,737,079)	682,443,118
Cash held as collateral at broker	50,237,000
Dividends, interest and other receivables	2,995,670
Receivable for securities sold	1,444,910
Receivable from Separate Accounts for Trust shares sold	9,615
Other assets	78,786

Total assets	2,012,709,096

LIABILITIES
Due to broker for futures variation margin	10,523,504
Unrealized depreciation on forward foreign currency contracts	1,122,220
Investment management fees payable	774,536
Payable for securities purchased	475,439
Payable to Separate Accounts for Trust shares redeemed	394,074
Administrative fees payable	242,875
Trustees’ fees payable	2,143
Accrued expenses	210,035

Total liabilities	13,744,826

NET ASSETS	$1,998,964,270

Net assets were comprised of:
Paid in capital	$1,982,110,746
Accumulated undistributed net investment income (loss)	(6,343,014)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(29,821,881)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	53,018,419

Net assets	$1,998,964,270

Class K
Net asset value, offering and redemption price per share, $1,998,964,270 / 208,150,017 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($184,893 of dividend income received from affiliates) (net of $4,025,502 foreign withholding tax)	$51,906,093
Interest	832,207

Total income	52,738,300

EXPENSES
Investment management fees	9,784,059
Administrative fees	3,218,916
Custodian fees	461,500
Printing and mailing expenses	150,895
Professional fees	98,281
Trustees’ fees	56,730
Miscellaneous	200,728

Total expenses	13,971,109

NET INVESTMENT INCOME (LOSS)	38,767,191

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($(23,854) of realized gain (loss) from affiliates)	15,499,422
Futures	45,152,868
Foreign currency transactions	(13,019,646)

Net realized gain (loss)	47,632,644

Change in unrealized appreciation (depreciation) on:
Investments ($(881,312) of change in unrealized appreciation (depreciation) from affiliates)	(136,744,973)
Futures	(12,943,235)
Foreign currency translations	(63,597,058)

Net change in unrealized appreciation (depreciation)	(213,285,266)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(165,652,622)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(126,885,431)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$38,767,191	$26,846,183
Net realized gain (loss) on investments, futures and foreign currency transactions	47,632,644	242,399,682
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(213,285,266)	189,312,942

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(126,885,431)	458,558,807

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(27,390,595)	(60,091,224)
Distributions from net realized capital gains
Class K	(60,950,062)	(111,929,714)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(88,340,657)	(172,020,938)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 74 shares, respectively ]	—	726
Capital shares repurchased [ 0 and (10,802) shares, respectively ]	—	(105,715)

Total Class IA transactions	—	(104,989)

Class K
Capital shares sold [ 9,785,868 and 1,033,029 shares, respectively ]	98,381,726	10,692,501
Capital shares issued in reinvestment of dividends and distributions [ 9,132,690 and 16,686,675 shares, respectively ]	88,340,657	172,020,938
Capital shares repurchased [ (29,304,797) and (46,512,096) shares, respectively ]	(313,074,450)	(487,185,743)

Total Class K transactions	(126,352,067)	(304,472,304)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(126,352,067)	(304,577,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(341,578,155)	(18,039,424)
NET ASSETS:
Beginning of year	2,340,542,425	2,358,581,849

End of year (a)	$1,998,964,270	$2,340,542,425

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(6,343,014)	$(5,006,627)

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$10.71	$9.54	$8.28	$9.31

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.12	0.12	(0.06)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.85)	1.90	1.26	(0.57)

Total from investment operations	(0.66)	2.02	1.38	(0.63)

Less distributions:
Dividends from net investment income	(0.14)	(0.30)	(0.12)	(0.40)
Distributions from net realized gains	(0.31)	(0.55)	—	—

Total dividends and distributions	(0.45)	(0.85)	(0.12)	(0.40)

Net asset value, end of period	$9.60	$10.71	$9.54	$8.28

Total return (b)	(6.26)%	21.46%	16.66%	(6.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,998,964	$2,340,542	$2,358,480	$2,148,746
Ratio of expenses to average net assets:
After reimbursements (a)	0.64%	0.65%	0.64%	0.63%
Before reimbursements (a)	0.64%	0.65%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	1.78%	1.15%	1.35%	(1.93)%
Before reimbursements (a)	1.78%	1.15%	1.35%	(1.93)%
Portfolio turnover rate^	5%	3%	5%	6%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	12.53%	12.62%	13.14%
Portfolio – Class K Shares**	12.82	N/A	18.31
S&P 500 Index	13.69	15.45	16.28
VMI – Large Cap Core II	13.72	14.43	15.03
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 12.53% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index and the VMI — Large Cap Core II returned 13.69% and 13.72%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	12.4%
Financials	10.5
Health Care	8.9
Consumer Discretionary	7.6
Industrials	6.6
Consumer Staples	6.2
Energy	5.3
Utilities	2.0
Materials	2.0
Telecommunication Services	1.4
Cash and Other	37.1

100.0%

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,055.23	$4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.62	4.63
Class K
Actual	1,000.00	1,057.14	3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.16	3.07

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.91% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.6%)
Auto Components (0.3%)
BorgWarner, Inc.	34,226	$1,880,719
Delphi Automotive plc	44,592	3,242,730
Goodyear Tire & Rubber Co.	41,372	1,181,998
Johnson Controls, Inc.	100,344	4,850,629

		11,156,076

Automobiles (0.4%)
Ford Motor Co.	580,009	8,990,140
General Motors Co.	203,373	7,099,751
Harley-Davidson, Inc.	32,254	2,125,861

		18,215,752

Distributors (0.1%)
Genuine Parts Co.	23,039	2,455,266

Diversified Consumer Services (0.0%)
H&R Block, Inc.	41,394	1,394,150

Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.	67,844	3,075,369
Chipotle Mexican Grill, Inc.*	4,693	3,212,405
Darden Restaurants, Inc.	19,911	1,167,382
Marriott International, Inc., Class A	32,046	2,500,549
McDonald’s Corp.	146,666	13,742,604
Royal Caribbean Cruises Ltd.	25,203	2,077,483
Starbucks Corp.	112,764	9,252,286
Starwood Hotels & Resorts Worldwide, Inc.	26,872	2,178,513
Wyndham Worldwide Corp.	18,605	1,595,565
Wynn Resorts Ltd.	12,201	1,815,021
Yum! Brands, Inc.	65,895	4,800,451

		45,417,628

Household Durables (0.3%)
D.R. Horton, Inc.	49,814	1,259,796
Garmin Ltd.	17,994	950,623
Harman International Industries, Inc.	10,338	1,103,168
Leggett & Platt, Inc.	20,672	880,834
Lennar Corp., Class A	26,710	1,196,875
Mohawk Industries, Inc.*	9,365	1,454,947
Newell Rubbermaid, Inc.	40,954	1,559,938
PulteGroup, Inc.	50,298	1,079,395
Whirlpool Corp.	11,764	2,279,157

		11,764,733

Internet & Catalog Retail (0.7%)
Amazon.com, Inc.*	57,291	17,780,262
Expedia, Inc.	14,892	1,271,181
Netflix, Inc.*	9,079	3,101,477
Priceline Group, Inc.*	7,975	9,093,175
TripAdvisor, Inc.*	16,699	1,246,747

		32,492,842

Leisure Products (0.1%)
Hasbro, Inc.	17,041	937,084
Mattel, Inc.	51,204	1,584,508

		2,521,592

Media (2.2%)
Cablevision Systems Corp. - New York Group, Class A	32,977	$680,645
CBS Corp. (Non-Voting), Class B	71,789	3,972,803
Comcast Corp., Class A	388,356	22,528,532
DIRECTV*	75,670	6,560,589
Discovery Communications, Inc., Class A*	22,250	766,512
Discovery Communications, Inc., Class C*	41,026	1,383,397
Gannett Co., Inc.	33,912	1,082,810
Interpublic Group of Cos., Inc.	63,106	1,310,712
News Corp., Class A*	75,354	1,182,304
Omnicom Group, Inc.	37,393	2,896,836
Scripps Networks Interactive, Inc., Class A	15,253	1,148,093
Time Warner Cable, Inc.	42,291	6,430,769
Time Warner, Inc.	126,411	10,798,028
Twenty-First Century Fox, Inc., Class A	279,419	10,731,087
Viacom, Inc., Class B	55,674	4,189,469
Walt Disney Co.	235,115	22,145,482

		97,808,068

Multiline Retail (0.5%)
Dollar General Corp.*	45,728	3,232,970
Dollar Tree, Inc.*	31,017	2,182,976
Family Dollar Stores, Inc.	14,653	1,160,664
Kohl’s Corp.	30,436	1,857,813
Macy’s, Inc.	51,969	3,416,962
Nordstrom, Inc.	21,158	1,679,734
Target Corp.	95,952	7,283,716

		20,814,835

Specialty Retail (1.5%)
AutoNation, Inc.*	11,180	675,384
AutoZone, Inc.*	4,911	3,040,449
Bed Bath & Beyond, Inc.*	27,909	2,125,829
Best Buy Co., Inc.	43,955	1,713,366
CarMax, Inc.*	32,468	2,161,719
GameStop Corp., Class A	16,287	550,501
Gap, Inc.	40,120	1,689,453
Home Depot, Inc.	198,577	20,844,628
L Brands, Inc.	37,024	3,204,427
Lowe’s Cos., Inc.	146,641	10,088,901
O’Reilly Automotive, Inc.*	15,323	2,951,516
PetSmart, Inc.	15,067	1,224,872
Ross Stores, Inc.	31,644	2,982,763
Staples, Inc.	96,231	1,743,706
Tiffany & Co.	16,885	1,804,331
TJX Cos., Inc.	103,798	7,118,467
Tractor Supply Co.	20,554	1,620,066
Urban Outfitters, Inc.*	15,138	531,798

		66,072,176

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	41,471	1,557,651
Fossil Group, Inc.*	6,817	754,914
Michael Kors Holdings Ltd.*	31,065	2,332,981
NIKE, Inc., Class B	105,144	10,109,596
PVH Corp.	12,493	1,601,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ralph Lauren Corp.	9,106	$1,686,067
Under Armour, Inc., Class A*	25,160	1,708,364
VF Corp.	52,084	3,901,092

		23,651,893

Total Consumer Discretionary		333,765,011

Consumer Staples (6.2%)
Beverages (1.3%)
Brown-Forman Corp., Class B	23,478	2,062,307
Coca-Cola Co.	594,083	25,082,184
Coca-Cola Enterprises, Inc.	33,396	1,476,771
Constellation Brands, Inc., Class A*	25,285	2,482,228
Dr. Pepper Snapple Group, Inc.	29,357	2,104,310
Molson Coors Brewing Co., Class B	24,086	1,794,889
Monster Beverage Corp.*	21,793	2,361,272
PepsiCo, Inc.	225,596	21,332,358

		58,696,319

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	66,010	9,356,917
CVS Health Corp.	172,747	16,637,263
Kroger Co.	73,986	4,750,641
Safeway, Inc.	34,884	1,225,126
Sysco Corp.	88,606	3,516,772
Walgreens Boots Alliance, Inc.	131,668	10,033,102
Wal-Mart Stores, Inc.	238,060	20,444,593
Whole Foods Market, Inc.	54,092	2,727,319

		68,691,733

Food Products (1.0%)
Archer-Daniels-Midland Co.	97,080	5,048,160
Campbell Soup Co.	27,022	1,188,968
ConAgra Foods, Inc.	63,955	2,320,287
General Mills, Inc.	90,938	4,849,724
Hershey Co.	22,356	2,323,459
Hormel Foods Corp.	20,102	1,047,314
J.M. Smucker Co.	15,290	1,543,984
Kellogg Co.	37,923	2,481,681
Keurig Green Mountain, Inc.	18,267	2,418,459
Kraft Foods Group, Inc.	88,660	5,555,436
McCormick & Co., Inc. (Non-Voting)	19,500	1,448,850
Mead Johnson Nutrition Co.	30,502	3,066,671
Mondelez International, Inc., Class A	253,214	9,197,999
Tyson Foods, Inc., Class A	44,006	1,764,201

		44,255,193

Household Products (1.3%)
Clorox Co.	19,498	2,031,887
Colgate-Palmolive Co.	129,080	8,931,045
Kimberly-Clark Corp.	56,058	6,476,941
Procter & Gamble Co.	407,265	37,097,769

		54,537,642

Personal Products (0.1%)
Avon Products, Inc.	65,051	610,829
Estee Lauder Cos., Inc., Class A	33,744	2,571,293

		3,182,122

Tobacco (0.9%)
Altria Group, Inc.	297,827	$14,673,936
Lorillard, Inc.	54,275	3,416,069
Philip Morris International, Inc.	234,187	19,074,531
Reynolds American, Inc.	46,481	2,987,334

		40,151,870

Total Consumer Staples		269,514,879

Energy (5.3%)
Energy Equipment & Services (0.8%)
Baker Hughes, Inc.	65,165	3,653,802
Cameron International Corp.*	29,674	1,482,216
Diamond Offshore Drilling, Inc.	9,967	365,889
Ensco plc, Class A	35,195	1,054,090
FMC Technologies, Inc.*	35,165	1,647,129
Halliburton Co.	127,619	5,019,255
Helmerich & Payne, Inc.	16,212	1,093,013
Nabors Industries Ltd.	43,514	564,812
National Oilwell Varco, Inc.	64,865	4,250,603
Noble Corp. plc	37,850	627,174
Schlumberger Ltd.	193,891	16,560,230
Transocean Ltd.	51,063	935,985

		37,254,198

Oil, Gas & Consumable Fuels (4.5%)
Anadarko Petroleum Corp.	76,291	6,294,007
Apache Corp.	56,748	3,556,397
Cabot Oil & Gas Corp.	61,981	1,835,257
Chesapeake Energy Corp.	77,961	1,525,697
Chevron Corp.#	284,970	31,967,935
Cimarex Energy Co.	13,218	1,401,108
ConocoPhillips Co.	185,469	12,808,489
CONSOL Energy, Inc.	34,566	1,168,676
Denbury Resources, Inc.	53,051	431,305
Devon Energy Corp.	58,013	3,550,976
EOG Resources, Inc.	82,579	7,603,049
EQT Corp.	22,751	1,722,251
Exxon Mobil Corp.	638,200	59,001,590
Hess Corp.	38,329	2,829,447
Kinder Morgan, Inc.	256,085	10,834,956
Marathon Oil Corp.	101,846	2,881,223
Marathon Petroleum Corp.	42,260	3,814,388
Murphy Oil Corp.	24,993	1,262,646
Newfield Exploration Co.*	20,448	554,550
Noble Energy, Inc.	54,286	2,574,785
Occidental Petroleum Corp.	116,832	9,417,827
ONEOK, Inc.	31,284	1,557,630
Phillips 66	83,391	5,979,135
Pioneer Natural Resources Co.	22,422	3,337,515
QEP Resources, Inc.	24,800	501,456
Range Resources Corp.	25,300	1,352,285
Southwestern Energy Co.*	53,040	1,447,462
Spectra Energy Corp.	101,047	3,668,006
Tesoro Corp.	19,073	1,418,078
Valero Energy Corp.	78,507	3,886,096
Williams Cos., Inc.	101,297	4,552,287

		194,736,509

Total Energy		231,990,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Financials (10.5%)
Banks (3.8%)
Bank of America Corp.	1,584,971	$28,355,131
BB&T Corp.	108,600	4,223,454
Citigroup, Inc.	456,516	24,702,081
Comerica, Inc.	27,125	1,270,535
Fifth Third Bancorp	124,086	2,528,252
Huntington Bancshares, Inc./Ohio	122,497	1,288,668
JPMorgan Chase & Co.	563,410	35,258,198
KeyCorp	130,244	1,810,392
M&T Bank Corp.	19,854	2,494,060
PNC Financial Services Group, Inc.	79,289	7,233,535
Regions Financial Corp.	206,948	2,185,371
SunTrust Banks, Inc./Georgia	78,571	3,292,125
U.S. Bancorp/Minnesota	269,608	12,118,880
Wells Fargo & Co.	711,411	38,999,551
Zions Bancorp	30,495	869,412

		166,629,645

Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	8,401	1,783,028
Ameriprise Financial, Inc.	27,847	3,682,766
Bank of New York Mellon Corp.	169,624	6,881,646
BlackRock, Inc.	19,248	6,882,315
Charles Schwab Corp.	173,111	5,226,221
E*TRADE Financial Corp.*	43,657	1,058,900
Franklin Resources, Inc.	59,075	3,270,983
Goldman Sachs Group, Inc.	61,056	11,834,484
Invesco Ltd.	65,016	2,569,432
Legg Mason, Inc.	14,961	798,469
Morgan Stanley	230,096	8,927,725
Northern Trust Corp.	33,302	2,244,555
State Street Corp.	62,872	4,935,452
T. Rowe Price Group, Inc.	39,068	3,354,378

		63,450,354

Consumer Finance (0.6%)
American Express Co.	134,100	12,476,664
Capital One Financial Corp.	83,805	6,918,103
Discover Financial Services	68,316	4,474,015
Navient Corp.	61,796	1,335,411

		25,204,193

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	274,843	41,267,677
CME Group, Inc./Illinois	47,766	4,234,456
Intercontinental Exchange, Inc.	16,999	3,727,711
Leucadia National Corp.	47,581	1,066,766
McGraw Hill Financial, Inc.	40,904	3,639,638
Moody’s Corp.	27,661	2,650,200
NASDAQ OMX Group, Inc.	17,689	848,364

		57,434,812

Insurance (1.8%)
ACE Ltd.	50,042	5,748,825
Aflac, Inc.	67,917	4,149,049

Allstate Corp.	63,223	$4,441,416
American International Group, Inc.	210,953	11,815,477
Aon plc	43,001	4,077,785
Assurant, Inc.	10,677	730,627
Chubb Corp.	35,588	3,682,290
Cincinnati Financial Corp.	22,190	1,150,108
Genworth Financial, Inc., Class A*	74,255	631,167
Hartford Financial Services Group, Inc.	64,943	2,707,474
Lincoln National Corp.	39,084	2,253,974
Loews Corp.	45,012	1,891,404
Marsh & McLennan Cos., Inc.	81,512	4,665,747
MetLife, Inc.	171,209	9,260,695
Principal Financial Group, Inc.	40,997	2,129,384
Progressive Corp.	80,622	2,175,988
Prudential Financial, Inc.	69,119	6,252,505
Torchmark Corp.	19,445	1,053,336
Travelers Cos., Inc.	49,908	5,282,762
Unum Group	38,010	1,325,789
XL Group plc	38,844	1,335,068

		76,760,870

Real Estate Investment Trusts (REITs) (1.5%)
American Tower Corp. (REIT)	59,763	5,907,573
Apartment Investment & Management Co. (REIT), Class A	22,179	823,950
AvalonBay Communities, Inc. (REIT)	19,908	3,252,768
Boston Properties, Inc. (REIT)	23,147	2,978,787
Crown Castle International Corp. (REIT)	50,279	3,956,957
Equity Residential (REIT)	54,569	3,920,237
Essex Property Trust, Inc. (REIT)	9,634	1,990,384
General Growth Properties, Inc. (REIT)	94,641	2,662,251
HCP, Inc. (REIT)	69,132	3,043,882
Health Care REIT, Inc. (REIT)	49,346	3,734,012
Host Hotels & Resorts, Inc. (REIT)	114,232	2,715,295
Iron Mountain, Inc. (REIT)	28,122	1,087,196
Kimco Realty Corp. (REIT)	61,876	1,555,563
Macerich Co. (REIT)	21,249	1,772,379
Plum Creek Timber Co., Inc. (REIT)	26,452	1,131,881
Prologis, Inc. (REIT)	75,362	3,242,827
Public Storage (REIT)	21,846	4,038,233
Simon Property Group, Inc. (REIT)	46,878	8,536,953
Ventas, Inc. (REIT)	44,083	3,160,751
Vornado Realty Trust (REIT)	26,356	3,102,365
Weyerhaeuser Co. (REIT)	78,958	2,833,803

		65,448,047

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	42,101	1,441,959

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	72,563	$734,338
People’s United Financial, Inc.	46,316	703,077

		1,437,415

Total Financials		457,807,295

Health Care (8.9%)
Biotechnology (1.8%)
Alexion Pharmaceuticals, Inc.*	29,877	5,528,141
Amgen, Inc.	114,622	18,258,138
Biogen Idec, Inc.*	35,671	12,108,521
Celgene Corp.*	120,390	13,466,826
Gilead Sciences, Inc.*	227,363	21,431,236
Regeneron Pharmaceuticals, Inc.*	11,252	4,616,133
Vertex Pharmaceuticals, Inc.*	36,283	4,310,421

		79,719,416

Health Care Equipment & Supplies (1.4%)
Abbott Laboratories	226,901	10,215,083
Baxter International, Inc.	81,689	5,986,987
Becton, Dickinson and Co.	28,962	4,030,352
Boston Scientific Corp.*	200,113	2,651,497
C.R. Bard, Inc.	11,316	1,885,472
CareFusion Corp.*	30,754	1,824,942
Covidien plc	68,257	6,981,326
DENTSPLY International, Inc.	21,365	1,138,113
Edwards Lifesciences Corp.*	16,141	2,056,041
Intuitive Surgical, Inc.*	5,502	2,910,228
Medtronic, Inc.	148,312	10,708,126
St. Jude Medical, Inc.	43,098	2,802,663
Stryker Corp.	45,014	4,246,171
Varian Medical Systems, Inc.*	15,023	1,299,640
Zimmer Holdings, Inc.	25,486	2,890,622

		61,627,263

Health Care Providers & Services (1.4%)
Aetna, Inc.	52,934	4,702,127
AmerisourceBergen Corp.	31,284	2,820,565
Anthem, Inc.	40,700	5,114,769
Cardinal Health, Inc.	49,892	4,027,781
Cigna Corp.	39,448	4,059,594
DaVita HealthCare Partners, Inc.*	25,989	1,968,407
Express Scripts Holding Co.*	110,596	9,364,163
Humana, Inc.	23,136	3,323,024
Laboratory Corp. of America Holdings*	12,692	1,369,467
McKesson Corp.	34,982	7,261,564
Patterson Cos., Inc.	12,933	622,077
Quest Diagnostics, Inc.	21,756	1,458,957
Tenet Healthcare Corp.*	14,779	748,852
UnitedHealth Group, Inc.	144,610	14,618,625
Universal Health Services, Inc., Class B	13,677	1,521,703

		62,981,675

Health Care Technology (0.1%)
Cerner Corp.*	45,784	2,960,394

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	50,139	$2,052,691
PerkinElmer, Inc.	16,859	737,244
Thermo Fisher Scientific, Inc.	60,326	7,558,244
Waters Corp.*	12,504	1,409,451

		11,757,630

Pharmaceuticals (3.9%)
AbbVie, Inc.	240,128	15,713,976
Actavis plc*	40,024	10,302,578
Allergan, Inc.	44,892	9,543,590
Bristol-Myers Squibb Co.	249,945	14,754,254
Eli Lilly & Co.	147,629	10,184,925
Hospira, Inc.*	25,505	1,562,181
Johnson & Johnson	421,883	44,116,305
Mallinckrodt plc*	17,539	1,736,887
Merck & Co., Inc.	429,671	24,401,016
Mylan, Inc.*	56,358	3,176,901
Perrigo Co. plc	21,264	3,554,490
Pfizer, Inc.	949,493	29,576,707
Zoetis, Inc.	75,467	3,247,345

		171,871,155

Total Health Care		390,917,533

Industrials (6.6%)
Aerospace & Defense (1.7%)
Boeing Co.	99,951	12,991,631
General Dynamics Corp.	47,436	6,528,142
Honeywell International, Inc.	117,936	11,784,165
L-3 Communications Holdings, Inc.	12,869	1,624,196
Lockheed Martin Corp.	40,529	7,804,670
Northrop Grumman Corp.	30,466	4,490,384
Precision Castparts Corp.	21,527	5,185,424
Raytheon Co.	46,475	5,027,201
Rockwell Collins, Inc.	19,961	1,686,305
Textron, Inc.	41,651	1,753,924
United Technologies Corp.	127,786	14,695,390

		73,571,432

Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	22,073	1,653,047
Expeditors International of Washington, Inc.	29,085	1,297,482
FedEx Corp.	39,713	6,896,559
United Parcel Service, Inc., Class B	105,017	11,674,740

		21,521,828

Airlines (0.2%)
Delta Air Lines, Inc.	125,973	6,196,612
Southwest Airlines Co.	102,220	4,325,950

		10,522,562

Building Products (0.0%)
Allegion plc	14,415	799,456
Masco Corp.	53,749	1,354,475

		2,153,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.3%)
ADT Corp.	26,178	$948,429
Cintas Corp.	14,725	1,155,029
Pitney Bowes, Inc.	30,204	736,072
Republic Services, Inc.	37,920	1,526,280
Stericycle, Inc.*	12,831	1,681,887
Tyco International plc	63,036	2,764,759
Waste Management, Inc.	64,184	3,293,923

		12,106,379

Construction & Engineering (0.1%)
Fluor Corp.	23,556	1,428,200
Jacobs Engineering Group, Inc.*	19,604	876,103
Quanta Services, Inc.*	32,526	923,413

		3,227,716

Electrical Equipment (0.4%)
AMETEK, Inc.	37,116	1,953,415
Eaton Corp. plc	71,478	4,857,645
Emerson Electric Co.	104,597	6,456,773
Rockwell Automation, Inc.	20,465	2,275,708

		15,543,541

Industrial Conglomerates (1.5%)
3M Co.	96,558	15,866,410
Danaher Corp.	92,098	7,893,720
General Electric Co.#	1,513,443	38,244,705
Roper Industries, Inc.	15,129	2,365,419

		64,370,254

Machinery (1.0%)
Caterpillar, Inc.	91,189	8,346,529
Cummins, Inc.	25,614	3,692,770
Deere & Co.	53,988	4,776,318
Dover Corp.	24,878	1,784,250
Flowserve Corp.	20,459	1,224,062
Illinois Tool Works, Inc.	54,178	5,130,657
Ingersoll-Rand plc	40,039	2,538,072
Joy Global, Inc.	14,698	683,751
PACCAR, Inc.	53,431	3,633,842
Pall Corp.	16,075	1,626,951
Parker-Hannifin Corp.	22,425	2,891,704
Pentair plc	28,114	1,867,332
Snap-on, Inc.	8,828	1,207,141
Stanley Black & Decker, Inc.	23,600	2,267,488
Xylem, Inc.	27,407	1,043,385

		42,714,252

Professional Services (0.1%)
Dun & Bradstreet Corp.	5,475	662,256
Equifax, Inc.	18,207	1,472,400
Nielsen N.V.	48,775	2,181,706
Robert Half International, Inc.	20,448	1,193,754

		5,510,116

Road & Rail (0.7%)
CSX Corp.	149,858	5,429,355
Kansas City Southern	16,609	2,026,796
Norfolk Southern Corp.	46,637	5,111,882
Ryder System, Inc.	7,991	741,964
Union Pacific Corp.	134,027	15,966,637

		29,276,634

Trading Companies & Distributors (0.1%)
Fastenal Co.	41,083	$1,953,907
United Rentals, Inc.*	15,063	1,536,577
W.W. Grainger, Inc.	9,207	2,346,772

		5,837,256

Total Industrials		286,355,901

Information Technology (12.4%)
Communications Equipment (1.1%)
Cisco Systems, Inc.	770,661	21,435,936
F5 Networks, Inc.*	11,098	1,447,900
Harris Corp.	15,729	1,129,657
Juniper Networks, Inc.	57,973	1,293,957
Motorola Solutions, Inc.	31,872	2,137,974
QUALCOMM, Inc.	250,596	18,626,801

		46,072,225

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	46,594	2,507,223
Corning, Inc.	193,351	4,433,538
FLIR Systems, Inc.	21,049	680,093
TE Connectivity Ltd.	61,183	3,869,825

		11,490,679

Internet Software & Services (2.0%)
Akamai Technologies, Inc.*	26,895	1,693,309
eBay, Inc.*	170,340	9,559,481
Facebook, Inc., Class A*	315,132	24,586,599
Google, Inc., Class A*	42,994	22,815,196
Google, Inc., Class C*	42,971	22,619,934
VeriSign, Inc.*	16,372	933,204
Yahoo!, Inc.*	132,782	6,706,819

		88,914,542

IT Services (2.1%)
Accenture plc, Class A	94,636	8,451,941
Alliance Data Systems Corp.*	9,708	2,776,973
Automatic Data Processing, Inc.	72,617	6,054,079
Cognizant Technology Solutions Corp., Class A*	91,781	4,833,188
Computer Sciences Corp.	21,100	1,330,355
Fidelity National Information Services, Inc.	42,777	2,660,729
Fiserv, Inc.*	36,743	2,607,651
International Business Machines Corp.#	138,689	22,251,263
MasterCard, Inc., Class A	147,757	12,730,743
Paychex, Inc.	49,113	2,267,547
Teradata Corp.*	23,111	1,009,489
Total System Services, Inc.	25,060	851,038
Visa, Inc., Class A	73,676	19,317,847
Western Union Co.	78,478	1,405,541
Xerox Corp.	161,288	2,235,452

		90,783,836

Semiconductors & Semiconductor Equipment (1.5%)
Altera Corp.	45,807	1,692,111
Analog Devices, Inc.	46,784	2,597,448
Applied Materials, Inc.	183,596	4,575,212
Avago Technologies Ltd.	38,129	3,835,396

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Broadcom Corp., Class A	81,152	$3,516,316
First Solar, Inc.*	11,228	500,713
Intel Corp.	728,625	26,441,801
KLA-Tencor Corp.	24,828	1,745,905
Lam Research Corp.	23,959	1,900,907
Linear Technology Corp.	35,891	1,636,630
Microchip Technology, Inc.	30,294	1,366,562
Micron Technology, Inc.*	161,736	5,662,377
NVIDIA Corp.	77,911	1,562,115
Texas Instruments, Inc.	159,180	8,510,559
Xilinx, Inc.	39,758	1,721,124

		67,265,176

Software (2.4%)
Adobe Systems, Inc.*	71,385	5,189,689
Autodesk, Inc.*	34,220	2,055,253
CA, Inc.	48,105	1,464,797
Citrix Systems, Inc.*	24,226	1,545,619
Electronic Arts, Inc.*	46,686	2,194,942
Intuit, Inc.	43,056	3,969,333
Microsoft Corp.	1,242,297	57,704,696
Oracle Corp.	487,527	21,924,089
Red Hat, Inc.*	28,314	1,957,630
Salesforce.com, Inc.*	88,396	5,242,767
Symantec Corp.	103,948	2,666,786

		105,915,601

Technology Hardware, Storage & Peripherals (3.0%)
Apple, Inc.#	883,883	97,563,006
EMC Corp.	306,603	9,118,373
Hewlett-Packard Co.	281,201	11,284,596
NetApp, Inc.	46,936	1,945,497
SanDisk Corp.	33,246	3,257,443
Seagate Technology plc	49,273	3,276,655
Western Digital Corp.	32,897	3,641,698

		130,087,268

Total Information Technology		540,529,327

Materials (2.0%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	28,964	4,177,478
Airgas, Inc.	10,130	1,166,773
CF Industries Holdings, Inc.	7,528	2,051,681
Dow Chemical Co.	166,944	7,614,316
E.I. du Pont de Nemours & Co.	136,509	10,093,476
Eastman Chemical Co.	22,341	1,694,788
Ecolab, Inc.	40,735	4,257,622
FMC Corp.	20,082	1,145,276
International Flavors & Fragrances, Inc.	12,114	1,227,875
LyondellBasell Industries N.V., Class A	62,639	4,972,910
Monsanto Co.	73,017	8,723,341
Mosaic Co.	47,606	2,173,214
PPG Industries, Inc.	20,665	4,776,715
Praxair, Inc.	43,941	5,692,996
Sherwin-Williams Co.	12,362	3,251,701
Sigma-Aldrich Corp.	18,007	2,471,821

		65,491,983

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	9,404	$1,037,449
Vulcan Materials Co.	19,744	1,297,773

		2,335,222

Containers & Packaging (0.1%)
Avery Dennison Corp.	13,636	707,436
Ball Corp.	20,662	1,408,528
MeadWestvaco Corp.	25,045	1,111,747
Owens-Illinois, Inc.*	24,620	664,494
Sealed Air Corp.	31,795	1,349,062

		5,241,267

Metals & Mining (0.2%)
Alcoa, Inc.	177,899	2,809,025
Allegheny Technologies, Inc.	16,419	570,889
Freeport-McMoRan, Inc.	156,618	3,658,597
Newmont Mining Corp.	75,097	1,419,333
Nucor Corp.	48,085	2,358,569

		10,816,413

Paper & Forest Products (0.1%)
International Paper Co.	63,714	3,413,796

Total Materials		87,298,681

Telecommunication Services (1.4%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	781,701	26,257,337
CenturyLink, Inc.	85,939	3,401,466
Frontier Communications Corp.	151,403	1,009,858
Level 3 Communications, Inc.*	41,996	2,073,762
Verizon Communications, Inc.	625,333	29,253,078
Windstream Holdings, Inc.	90,726	747,582

Total Telecommunication Services		62,743,083

Utilities (2.0%)
Electric Utilities (1.2%)
American Electric Power Co., Inc.	73,674	4,473,485
Duke Energy Corp.	106,625	8,907,453
Edison International	49,159	3,218,931
Entergy Corp.	27,231	2,382,168
Exelon Corp.	129,466	4,800,599
FirstEnergy Corp.	63,359	2,470,367
NextEra Energy, Inc.	65,819	6,995,902
Northeast Utilities	47,774	2,556,865
Pepco Holdings, Inc.	37,941	1,021,751
Pinnacle West Capital Corp.	16,684	1,139,684
PPL Corp.	100,227	3,641,247
Southern Co.	135,539	6,656,320
Xcel Energy, Inc.	76,238	2,738,469

		51,003,241

Gas Utilities (0.0%)
AGL Resources, Inc.	17,978	979,981

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	99,143	1,365,199
NRG Energy, Inc.	51,062	1,376,121

		2,741,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Multi-Utilities (0.8%)
Ameren Corp.	36,598	$1,688,266
CenterPoint Energy, Inc.	64,682	1,515,499
CMS Energy Corp.	41,299	1,435,140
Consolidated Edison, Inc.	44,052	2,907,873
Dominion Resources, Inc.	87,949	6,763,278
DTE Energy Co.	26,673	2,303,747
Integrys Energy Group, Inc.	12,084	940,739
NiSource, Inc.	47,613	2,019,744
PG&E Corp.	71,564	3,810,067
Public Service Enterprise Group, Inc.	76,320	3,160,411
SCANA Corp.	21,415	1,293,466
Sempra Energy	34,839	3,879,671
TECO Energy, Inc.	35,134	719,896

Wisconsin Energy Corp.	33,988	$1,792,527

		34,230,324

Total Utilities		88,954,866

Total Investments (62.9%) (Cost $1,475,185,931)		2,749,877,283
Other Assets Less Liabilities (37.1%)		1,618,808,767

Net Assets (100%)		$4,368,686,050

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $9,868,096.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	15,775	March-15	$1,612,018,814	$1,618,830,500	$6,811,686

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$333,765,011	$—	$—	$333,765,011
Consumer Staples	269,514,879	—	—	269,514,879
Energy	231,990,707	—	—	231,990,707
Financials	457,807,295	—	—	457,807,295
Health Care	390,917,533	—	—	390,917,533
Industrials	286,355,901	—	—	286,355,901
Information Technology	540,529,327	—	—	540,529,327
Materials	87,298,681	—	—	87,298,681
Telecommunication Services	62,743,083	—	—	62,743,083
Utilities	88,954,866	—	—	88,954,866
Futures	$6,811,686	$—	$—	$6,811,686

Total Assets	$2,756,688,969	$—	$—	$2,756,688,969

Liabilities:
Total Liabilities	$—	$—	$—	$—

Total	$2,756,688,969	$—	$—	$2,756,688,969

(a)	A security with a market value of $2,062,308 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets — Unrealized appreciation	$6,811,686	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$227,107,484	$227,107,484

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(35,319,592)	$(35,319,592)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $1,609,187,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$86,110,968
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$505,461,545

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,298,760,852
Aggregate gross unrealized depreciation	(25,299,851)

Net unrealized appreciation	$1,273,461,001

Federal income tax cost of investments	$1,476,416,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,475,185,931)	$2,749,877,283
Cash	1,557,555,185
Cash held as collateral at broker	74,422,000
Receivable for securities sold	6,459,559
Dividends, interest and other receivables	3,835,566
Receivable from Separate Accounts for Trust shares sold	44,872
Other assets	7,103

Total assets	4,392,201,568

LIABILITIES
Due to broker for futures variation margin	19,170,596
Investment management fees payable	1,657,453
Payable for securities purchased	1,087,244
Payable to Separate Accounts for Trust shares redeemed	786,293
Administrative fees payable	527,187
Trustees’ fees payable	4,920
Accrued expenses	281,825

Total liabilities	23,515,518

NET ASSETS	$4,368,686,050

Net assets were comprised of:
Paid in capital	$3,007,569,807
Accumulated undistributed net investment income (loss)	1,462,605
Accumulated undistributed net realized gain (loss) on investments and futures	78,150,600
Net unrealized appreciation (depreciation) on investments and futures	1,281,503,038

Net assets	$4,368,686,050

Class IA
Net asset value, offering and redemption price per share, $1,713 / 129 shares outstanding (unlimited amount authorized: $0.01 par value)†	$13.29

Class K
Net asset value, offering and redemption price per share, $4,368,684,337 / 328,740,213 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.29

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $6,550 foreign withholding tax)	$58,022,421
Interest	1,524,681

Total income	59,547,102

EXPENSES
Investment management fees	19,502,381
Administrative fees	6,479,058
Printing and mailing expenses	312,803
Professional fees	122,179
Custodian fees	120,500
Trustees’ fees	112,938
Distribution fees – Class IA	4
Miscellaneous	136,621

Total expenses	26,786,484

NET INVESTMENT INCOME (LOSS)	32,760,618

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	198,772,969
Futures	227,107,484

Net realized gain (loss)	425,880,453

Change in unrealized appreciation (depreciation) on:
Investments	101,506,701
Futures	(35,319,592)

Net change in unrealized appreciation (depreciation)	66,187,109

NET REALIZED AND UNREALIZED GAIN (LOSS)	492,067,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$524,828,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$32,760,618	$30,630,683
Net realized gain (loss) on investments and futures	425,880,453	551,988,726
Net change in unrealized appreciation (depreciation) on investments and futures	66,187,109	641,145,172

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	524,828,180	1,223,764,581

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(8)	(6)
Class K	(32,237,500)	(30,274,358)

	(32,237,508)	(30,274,364)

Distributions from net realized capital gains
Class IA	(163)	(167)
Class K	(419,998,675)	(512,193,588)

	(419,998,838)	(512,193,755)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(452,236,346)	(542,468,119)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 13 and 13 shares, respectively ]	171	173
Capital shares repurchased [ 0 and (11,493) shares, respectively ]	—	(137,822)

Total Class IA transactions	171	(137,649)

Class K
Capital shares sold [ 619,587 and 1,648,504 shares, respectively ]	8,424,229	21,472,736
Capital shares issued in reinvestment of dividends and distributions [ 33,580,754 and 42,250,631 shares, respectively ]	452,236,175	542,467,946
Capital shares repurchased [ (58,415,446) and (66,955,316) shares, respectively ]	(787,363,041)	(878,495,796)

Total Class K transactions	(326,702,637)	(314,555,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(326,702,466)	(314,692,763)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(254,110,632)	366,603,699
NET ASSETS:
Beginning of year	4,622,796,682	4,256,192,983

End of year (a)	$4,368,686,050	$4,622,796,682

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,462,605	$1,240,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.10	$11.32	$10.26	$11.27	$10.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.03	0.05	0.06	0.06
Net realized and unrealized gain (loss) on investments and futures	1.57	3.43	1.46	(0.64)	1.24

Total from investment operations	1.63	3.46	1.51	(0.58)	1.30

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.06)	(0.06)
Distributions from net realized gains	(1.37)	(1.62)	(0.40)	(0.37)	(0.61)

Total dividends and distributions	(1.44)	(1.68)	(0.45)	(0.43)	(0.67)

Net asset value, end of year	$13.29	$13.10	$11.32	$10.26	$11.27

Total return	12.53%	30.95%	14.78%	(5.02)%	12.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$131	$114	$4,791,412
Ratio of expenses to average net assets:
After reimbursements	0.88%	0.86%	0.87%	0.59%	0.59%
Before reimbursements	0.88%	0.86%	0.87%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements	0.47%	0.27%	0.44%	0.50%	0.56%
Before reimbursements	0.47%	0.27%	0.44%	0.47%	0.53%
Portfolio turnover rate^	3%	4%	4%	7%	6%

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$13.10	$11.32	$10.26	$10.01

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments and futures	1.57	3.41	1.46	0.29

Total from investment operations	1.67	3.50	1.54	0.31

Less distributions:
Dividends from net investment income	(0.11)	(0.10)	(0.08)	(0.06)
Distributions from net realized gains	(1.37)	(1.62)	(0.40)	—

Total dividends and distributions	(1.48)	(1.72)	(0.48)	(0.06)

Net asset value, end of period	$13.29	$13.10	$11.32	$10.26

Total return (b)	12.82%	31.27%	15.07%	3.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,368,684	$4,622,795	$4,256,062	$4,395,522
Ratio of expenses to average net assets:
After reimbursements (a)	0.61%	0.61%	0.62%	0.61%
Before reimbursements (a)	0.61%	0.61%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.75%	0.68%	0.68%	0.65%
Before reimbursements (a)	0.75%	0.68%	0.68%	0.65%
Portfolio turnover rate^	3%	4%	4%	7%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	8.66%	13.09%	13.62%
Portfolio – Class K Shares**	8.93	N/A	17.34
S&P Mid Cap 400 Index	9.77	16.54	17.51
VMI – Mid Cap Core II	8.61	14.24	14.60
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 8.66% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P MidCap 400 Index and the VMI — Mid Cap Core II returned 9.77% and 8.61%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed its primary benchmark and slightly outperformed its secondary benchmark.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	14.3%
Information Technology	10.8
Industrials	9.3
Consumer Discretionary	8.3
Health Care	6.3
Materials	4.5
Utilities	3.0
Energy	2.5
Consumer Staples	2.1
Telecommunication Services	0.1
Cash and Other	38.8

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,017.12	$4.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.80	4.46
Class K
Actual	1,000.00	1,018.63	3.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.90	3.34

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.87% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (8.3%)
Auto Components (0.2%)
Gentex Corp.	13,670	$493,897

Automobiles (0.1%)
Thor Industries, Inc.	4,283	239,291

Distributors (0.3%)
LKQ Corp.*	28,267	794,868

Diversified Consumer Services (0.6%)
Apollo Education Group, Inc.*	8,987	306,547
DeVry Education Group, Inc.	5,384	255,579
Graham Holdings Co., Class B	441	380,896
Service Corp. International	19,470	441,969
Sotheby’s, Inc.	5,741	247,896

		1,632,887

Hotels, Restaurants & Leisure (0.9%)
Brinker International, Inc.	5,945	348,912
Cheesecake Factory, Inc.	4,233	212,962
Domino’s Pizza, Inc.	5,171	486,953
International Game Technology	23,088	398,268
International Speedway Corp., Class A	2,516	79,631
Life Time Fitness, Inc.*	3,356	190,017
Panera Bread Co., Class A*	2,424	423,715
Wendy’s Co.	25,624	231,385

		2,371,843

Household Durables (1.1%)
Jarden Corp.*	16,700	799,596
KB Home	8,404	139,086
M.D.C. Holdings, Inc.	3,636	96,245
NVR, Inc.*	376	479,524
Tempur Sealy International, Inc.*	5,644	309,912
Toll Brothers, Inc.*	15,046	515,627
Tupperware Brands Corp.	4,655	293,265

		2,633,255

Internet & Catalog Retail (0.1%)
HSN, Inc.	3,043	231,268

Leisure Products (0.5%)
Brunswick Corp.	8,661	443,963
Polaris Industries, Inc.	5,757	870,689

		1,314,652

Media (0.8%)
AMC Networks, Inc., Class A*	5,494	350,352
Cinemark Holdings, Inc.	9,688	344,699
DreamWorks Animation SKG, Inc., Class A*	6,703	149,678
John Wiley & Sons, Inc., Class A	4,338	256,983
Live Nation Entertainment, Inc.*	13,497	352,407
Meredith Corp.	3,344	181,646
New York Times Co., Class A	12,142	160,517
Time, Inc.	10,181	250,555

		2,046,837

Multiline Retail (0.2%)
Big Lots, Inc.	5,110	204,502
J.C. Penney Co., Inc.*	28,342	183,656

		388,158

Specialty Retail (2.6%)
Aaron’s, Inc.	5,962	$182,258
Abercrombie & Fitch Co., Class A	6,571	188,194
Advance Auto Parts, Inc.	6,895	1,098,236
American Eagle Outfitters, Inc.	16,307	226,341
ANN, Inc.*	4,258	155,332
Ascena Retail Group, Inc.*	12,281	154,249
Cabela’s, Inc.*	4,383	231,028
Chico’s FAS, Inc.	14,277	231,430
CST Brands, Inc.	7,127	310,809
Dick’s Sporting Goods, Inc.	9,179	455,737
Foot Locker, Inc.	13,358	750,452
Guess?, Inc.	5,868	123,697
Murphy USA, Inc.*	4,068	280,123
Office Depot, Inc.*	45,211	387,684
Rent-A-Center, Inc.	4,920	178,694
Signet Jewelers Ltd.	7,544	992,564
Williams-Sonoma, Inc.	8,064	610,284

		6,557,112

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	4,983	435,066
Deckers Outdoor Corp.*	3,272	297,883
Hanesbrands, Inc.	9,325	1,040,856
Kate Spade & Co.*	11,820	378,358

		2,152,163

Total Consumer Discretionary		20,856,231

Consumer Staples (2.1%)
Food & Staples Retailing (0.2%)
SUPERVALU, Inc.*	19,124	185,503
United Natural Foods, Inc.*	4,616	356,932

		542,435

Food Products (1.2%)
Dean Foods Co.	8,710	168,800
Flowers Foods, Inc.	17,181	329,703
Hain Celestial Group, Inc.*	9,514	554,571
Ingredion, Inc.	6,797	576,657
Lancaster Colony Corp.	1,856	173,796
Post Holdings, Inc.*	4,168	174,598
Tootsie Roll Industries, Inc.	1,858	56,948
TreeHouse Foods, Inc.*	3,978	340,238
WhiteWave Foods Co.*	16,190	566,488

		2,941,799

Household Products (0.7%)
Church & Dwight Co., Inc.	12,490	984,337
Energizer Holdings, Inc.	5,769	741,663

		1,726,000

Total Consumer Staples		5,210,234

Energy (2.5%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	5,496	155,922
CARBO Ceramics, Inc.	1,828	73,211
Dresser-Rand Group, Inc.*	7,145	584,461
Dril-Quip, Inc.*	3,748	287,584
Helix Energy Solutions Group, Inc.*	9,117	197,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oceaneering International, Inc.	9,890	$581,631
Oil States International, Inc.*	4,960	242,544
Patterson-UTI Energy, Inc.	13,684	227,018
Rowan Cos., plc, Class A	11,610	270,745
Superior Energy Services, Inc.	14,280	287,742
Tidewater, Inc.	4,545	147,303
Unit Corp.*	4,213	143,663

		3,199,663

Oil, Gas & Consumable Fuels (1.2%)
California Resources Corp.*	28,694	158,104
Energen Corp.	6,809	434,142
Gulfport Energy Corp.*	7,965	332,459
HollyFrontier Corp.	18,406	689,857
Peabody Energy Corp.	25,277	195,644
Rosetta Resources, Inc.*	5,635	125,717
SM Energy Co.	6,205	239,389
Western Refining, Inc.	6,872	259,624
World Fuel Services Corp.	6,671	313,070
WPX Energy, Inc.*	18,953	220,423

		2,968,429

Total Energy		6,168,092

Financials (14.3%)
Banks (2.9%)
Associated Banc-Corp	14,287	266,167
BancorpSouth, Inc.	7,916	178,189
Bank of Hawaii Corp.	4,130	244,950
Cathay General Bancorp	6,814	174,370
City National Corp./California	4,523	365,504
Commerce Bancshares, Inc./Missouri	7,822	340,194
Cullen/Frost Bankers, Inc.	5,159	364,432
East West Bancorp, Inc.	13,414	519,256
First Horizon National Corp.	21,969	298,339
First Niagara Financial Group, Inc.	33,086	278,915
FirstMerit Corp.	15,390	290,717
Fulton Financial Corp.	17,338	214,298
Hancock Holding Co.	7,591	233,044
International Bancshares Corp.	5,341	141,750
PacWest Bancorp	8,999	409,094
Prosperity Bancshares, Inc.	5,578	308,798
Signature Bank/New York*	4,749	598,184
SVB Financial Group*	4,786	555,511
Synovus Financial Corp.	12,848	348,052
TCF Financial Corp.	15,544	246,994
Trustmark Corp.	6,231	152,909
Umpqua Holdings Corp.	20,263	344,674
Valley National Bancorp	20,539	199,434
Webster Financial Corp.	8,344	271,430

		7,345,205

Capital Markets (1.0%)
Eaton Vance Corp.	11,041	451,908
Federated Investors, Inc., Class B	8,839	291,068
Janus Capital Group, Inc.	13,769	222,094
Raymond James Financial, Inc.	11,727	671,840
SEI Investments Co.	12,167	487,167
Waddell & Reed Financial, Inc., Class A	7,783	387,749

		2,511,826

Consumer Finance (0.2%)
SLM Corp.	39,515	$402,658

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	7,964	505,077
MSCI, Inc.	10,630	504,287

		1,009,364

Insurance (3.0%)
Alleghany Corp.*	1,524	706,374
American Financial Group, Inc./Ohio	6,915	419,879
Arthur J. Gallagher & Co.	14,969	704,740
Aspen Insurance Holdings Ltd.	5,883	257,499
Brown & Brown, Inc.	10,995	361,845
Everest Reinsurance Group Ltd.	4,287	730,076
First American Financial Corp.	9,969	337,949
Hanover Insurance Group, Inc.	4,152	296,121
HCC Insurance Holdings, Inc.	9,112	487,674
Kemper Corp.	4,606	166,323
Mercury General Corp.	3,397	192,508
Old Republic International Corp.	22,648	331,340
Primerica, Inc.	5,019	272,331
Protective Life Corp.	7,412	516,246
Reinsurance Group of America, Inc.	6,387	559,629
RenaissanceReinsurance Holdings Ltd.	3,697	359,422
StanCorp Financial Group, Inc.	4,015	280,488
W. R. Berkley Corp.	9,506	487,278

		7,467,722

Real Estate Investment Trusts (REITs) (6.1%)
Alexandria Real Estate Equities, Inc. (REIT)	6,776	601,302
American Campus Communities, Inc. (REIT)	9,768	404,005
BioMed Realty Trust, Inc. (REIT)	18,265	393,428
Camden Property Trust (REIT)	8,001	590,794
Corporate Office Properties Trust/Maryland (REIT)	8,615	244,408
Corrections Corp. of America (REIT)	10,859	394,616
Duke Realty Corp. (REIT)	31,817	642,703
Equity One, Inc. (REIT)	7,089	179,777
Extra Space Storage, Inc. (REIT)	10,314	604,813
Federal Realty Investment Trust (REIT)	6,408	855,212
Highwoods Properties, Inc. (REIT)	8,451	374,210
Home Properties, Inc. (REIT)	5,393	353,781
Hospitality Properties Trust (REIT)	13,965	432,915
Kilroy Realty Corp. (REIT)	7,857	542,683
Lamar Advertising Co. (REIT), Class A	7,502	402,407
LaSalle Hotel Properties (REIT)	10,400	420,888
Liberty Property Trust (REIT)	13,849	521,138
Mack-Cali Realty Corp. (REIT)	7,757	147,848
Mid-America Apartment Communities, Inc. (REIT)	7,003	522,984

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

National Retail Properties, Inc. (REIT)	12,311	$484,684
Omega Healthcare Investors, Inc. (REIT)	11,853	463,097
Potlatch Corp. (REIT)	3,714	155,505
Rayonier, Inc. (REIT)	11,796	329,580
Realty Income Corp. (REIT)	20,749	989,935
Regency Centers Corp. (REIT)	8,657	552,143
Senior Housing Properties Trust (REIT)	19,006	420,223
SL Green Realty Corp. (REIT)	8,969	1,067,490
Tanger Factory Outlet Centers, Inc. (REIT)	8,922	329,757
Taubman Centers, Inc. (REIT)	5,872	448,738
UDR, Inc. (REIT)	23,658	729,140
Washington Prime Group, Inc. (REIT)	14,464	249,070
Weingarten Realty Investors (REIT)	10,469	365,578

		15,214,852

Real Estate Management & Development (0.3%)
Alexander & Baldwin, Inc.	4,151	162,968
Jones Lang LaSalle, Inc.	4,212	631,505

		794,473

Thrifts & Mortgage Finance (0.4%)
Astoria Financial Corp.	8,127	108,577
New York Community Bancorp, Inc.	41,354	661,664
Washington Federal, Inc.	9,180	203,337

		973,578

Total Financials		35,719,678

Health Care (6.3%)
Biotechnology (0.5%)
Cubist Pharmaceuticals, Inc.*	7,146	719,245
United Therapeutics Corp.*	4,470	578,820

		1,298,065

Health Care Equipment & Supplies (2.0%)
Align Technology, Inc.*	6,732	376,386
Cooper Cos., Inc.	4,563	739,617
Halyard Health, Inc.*	4,285	194,839
Hill-Rom Holdings, Inc.	5,402	246,439
Hologic, Inc.*	22,561	603,281
IDEXX Laboratories, Inc.*	4,486	665,139
ResMed, Inc.	13,049	731,527
Sirona Dental Systems, Inc.*	5,207	454,936
STERIS Corp.	5,580	361,863
Teleflex, Inc.	3,917	449,750
Thoratec Corp.*	5,115	166,033

		4,989,810

Health Care Providers & Services (2.1%)
Centene Corp.*	5,452	566,190
Community Health Systems, Inc.*	10,794	582,012
Health Net, Inc.*	7,340	392,910
Henry Schein, Inc.*	7,872	1,071,773
LifePoint Hospitals, Inc.*	4,270	307,056
MEDNAX, Inc.*	9,360	618,790

Omnicare, Inc.	9,122	$665,267
Owens & Minor, Inc.	5,817	204,235
VCA, Inc.*	7,890	384,795
WellCare Health Plans, Inc.*	4,129	338,826

		5,131,854

Health Care Technology (0.1%)
Allscripts Healthcare Solutions, Inc.*	15,768	201,357
HMS Holdings Corp.*	8,108	171,403

		372,760

Life Sciences Tools & Services (0.9%)
Bio-Rad Laboratories, Inc., Class A*	1,959	236,177
Bio-Techne Corp.	3,510	324,324
Charles River Laboratories International, Inc.*	4,330	275,561
Covance, Inc.*	5,316	552,013
Mettler-Toledo International, Inc.*	2,736	827,531

		2,215,606

Pharmaceuticals (0.7%)
Endo International plc*	14,357	1,035,427
Salix Pharmaceuticals Ltd.*	5,989	688,376

		1,723,803

Total Health Care		15,731,898

Industrials (9.3%)
Aerospace & Defense (1.0%)
Alliant Techsystems, Inc.	3,038	353,168
B/E Aerospace, Inc.*	9,834	570,569
Esterline Technologies Corp.*	3,043	333,756
Exelis, Inc.	17,417	305,320
Huntington Ingalls Industries, Inc.	4,576	514,617
KLX, Inc.*	4,908	202,434
Triumph Group, Inc.	4,801	322,723

		2,602,587

Airlines (0.4%)
Alaska Air Group, Inc.	12,417	742,040
JetBlue Airways Corp.*	22,906	363,289

		1,105,329

Building Products (0.6%)
A.O. Smith Corp.	7,026	396,337
Fortune Brands Home & Security, Inc.	14,756	668,004
Lennox International, Inc.	4,176	397,012

		1,461,353

Commercial Services & Supplies (1.0%)
Clean Harbors, Inc.*	5,139	246,929
Copart, Inc.*	10,581	386,101
Deluxe Corp.	4,682	291,455
Herman Miller, Inc.	5,442	160,158
HNI Corp.	4,204	214,656
MSA Safety, Inc.	2,868	152,262
R.R. Donnelley & Sons Co.	18,615	312,825
Rollins, Inc.	5,882	194,694
Waste Connections, Inc.	11,574	509,140

		2,468,220

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Construction & Engineering (0.3%)
AECOM Technology Corp.*	14,224	$431,983
Granite Construction, Inc.	3,277	124,591
KBR, Inc.	13,528	229,300

		785,874

Electrical Equipment (0.6%)
Acuity Brands, Inc.	4,073	570,505
Hubbell, Inc., Class B	5,113	546,222
Regal-Beloit Corp.	4,221	317,419

		1,434,146

Industrial Conglomerates (0.2%)
Carlisle Cos., Inc.	6,027	543,877

Machinery (2.9%)
AGCO Corp.	7,811	353,057
CLARCOR, Inc.	4,721	314,608
Crane Co.	4,652	273,072
Donaldson Co., Inc.	12,143	469,084
Graco, Inc.	5,611	449,890
Harsco Corp.	7,463	140,976
IDEX Corp.	7,499	583,722
ITT Corp.	8,527	345,003
Kennametal, Inc.	7,315	261,804
Lincoln Electric Holdings, Inc.	7,302	504,495
Nordson Corp.	5,448	424,726
Oshkosh Corp.	7,428	361,372
SPX Corp.	3,956	339,900
Terex Corp.	10,149	282,954
Timken Co.	6,958	296,968
Trinity Industries, Inc.	14,464	405,137
Valmont Industries, Inc.	2,312	293,624
Wabtec Corp.	8,997	781,749
Woodward, Inc.	5,410	266,334

		7,148,475

Marine (0.2%)
Kirby Corp.*	5,387	434,946

Professional Services (0.7%)
Corporate Executive Board Co.	3,191	231,443
FTI Consulting, Inc.*	3,754	145,017
ManpowerGroup, Inc.	7,460	508,548
Towers Watson & Co., Class A	6,527	738,661

		1,623,669

Road & Rail (0.9%)
Con-way, Inc.	5,338	262,523
Genesee & Wyoming, Inc., Class A*	4,742	426,401
J.B. Hunt Transport Services, Inc.	8,607	725,140
Landstar System, Inc.	4,231	306,874
Old Dominion Freight Line, Inc.*	6,407	497,439
Werner Enterprises, Inc.	4,075	126,936

		2,345,313

Trading Companies & Distributors (0.5%)
GATX Corp.	4,189	241,035
MSC Industrial Direct Co., Inc., Class A	4,791	389,269
NOW, Inc.*	9,953	256,091
Watsco, Inc.	2,599	278,093

		1,164,488

Total Industrials		23,118,277

Information Technology (10.8%)
Communications Equipment (0.7%)
ARRIS Group, Inc.*	12,294	$371,156
Ciena Corp.*	9,879	191,751
InterDigital, Inc.	3,406	180,177
JDS Uniphase Corp.*	21,521	295,268
Plantronics, Inc.	4,034	213,883
Polycom, Inc.*	12,764	172,314
Riverbed Technology, Inc.*	14,577	297,517

		1,722,066

Electronic Equipment, Instruments & Components (2.3%)
Arrow Electronics, Inc.*	9,114	527,609
Avnet, Inc.	12,830	551,947
Belden, Inc.	4,036	318,077
Cognex Corp.*	8,088	334,277
FEI Co.	3,930	355,075
Ingram Micro, Inc., Class A*	14,548	402,107
IPG Photonics Corp.*	3,351	251,057
Itron, Inc.*	3,662	154,866
Jabil Circuit, Inc.	18,229	397,939
Keysight Technologies, Inc.*	15,617	527,386
Knowles Corp.*	7,882	185,621
National Instruments Corp.	9,334	290,194
Tech Data Corp.*	3,572	225,858
Trimble Navigation Ltd.*	24,225	642,932
Vishay Intertechnology, Inc.	12,640	178,856
Zebra Technologies Corp., Class A*	4,793	371,026

		5,714,827

Internet Software & Services (0.8%)
AOL, Inc.*	7,240	334,271
Equinix, Inc.	5,153	1,168,340
Rackspace Hosting, Inc.*	11,086	518,935

		2,021,546

IT Services (1.7%)
Acxiom Corp.*	7,116	144,241
Broadridge Financial Solutions, Inc.	11,176	516,108
Convergys Corp.	9,384	191,152
CoreLogic, Inc.*	8,362	264,156
DST Systems, Inc.	2,811	264,656
Gartner, Inc.*	8,235	693,469
Global Payments, Inc.	6,313	509,648
Jack Henry & Associates, Inc.	7,641	474,812
Leidos Holdings, Inc.	5,748	250,153
NeuStar, Inc., Class A*	5,114	142,169
Science Applications International Corp.	3,771	186,778
VeriFone Systems, Inc.*	10,549	392,423
WEX, Inc.*	3,644	360,464

		4,390,229

Semiconductors & Semiconductor Equipment (2.1%)
Advanced Micro Devices, Inc.*	58,392	155,907
Atmel Corp.*	39,033	327,682
Cree, Inc.*	11,142	358,995
Cypress Semiconductor Corp.*	13,790	196,921
Fairchild Semiconductor International, Inc.*	11,082	187,064

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Integrated Device Technology, Inc.*	13,872	$271,891
International Rectifier Corp.*	6,710	267,729
Intersil Corp., Class A	12,066	174,595
RF Micro Devices, Inc.*	54,730	907,971
Semtech Corp.*	6,154	169,666
Silicon Laboratories, Inc.*	3,724	177,337
Skyworks Solutions, Inc.	17,819	1,295,619
SunEdison, Inc.*	23,417	456,866
Teradyne, Inc.	20,197	399,699

		5,347,942

Software (2.7%)
ACI Worldwide, Inc.*	10,640	214,609
Advent Software, Inc.	4,118	126,176
ANSYS, Inc.*	8,564	702,248
Cadence Design Systems, Inc.*	27,230	516,553
CDK Global, Inc.	14,994	611,155
CommVault Systems, Inc.*	4,008	207,174
Covisint Corp.*	1	3
FactSet Research Systems, Inc.	3,698	520,493
Fair Isaac Corp.	3,023	218,563
Fortinet, Inc.*	12,858	394,226
Informatica Corp.*	10,189	388,558
Mentor Graphics Corp.	9,064	198,683
PTC, Inc.*	10,847	397,543
Rovi Corp.*	8,765	198,001
SolarWinds, Inc.*	6,092	303,564
Solera Holdings, Inc.	6,425	328,831
Synopsys, Inc.*	14,566	633,184
Tyler Technologies, Inc.*	3,110	340,358
Ultimate Software Group, Inc.*	2,683	393,905

		6,693,827

Technology Hardware, Storage & Peripherals (0.5%)
3D Systems Corp.*	9,701	318,872
Diebold, Inc.	5,936	205,623
Lexmark International, Inc., Class A	5,789	238,912
NCR Corp.*	15,638	455,691

		1,219,098

Total Information Technology		27,109,535

Materials (4.5%)
Chemicals (1.9%)
Albemarle Corp.	7,361	442,617
Ashland, Inc.	5,999	718,440
Cabot Corp.	5,956	261,230
Cytec Industries, Inc.	6,751	311,694
Minerals Technologies, Inc.	3,244	225,296
NewMarket Corp.	1,030	415,636
Olin Corp.	7,279	165,743
PolyOne Corp.	8,498	322,159
RPM International, Inc.	12,455	631,593
Scotts Miracle-Gro Co., Class A	4,122	256,883
Sensient Technologies Corp.	4,539	273,883
Valspar Corp.	7,103	614,268

		4,639,442

Construction Materials (0.1%)
Eagle Materials, Inc.	4,738	360,230

Containers & Packaging (1.2%)
AptarGroup, Inc.	6,109	$408,326
Bemis Co., Inc.	9,315	421,131
Greif, Inc., Class A	3,089	145,893
Packaging Corp. of America	9,177	716,265
Rock-Tenn Co., Class A	13,205	805,241
Silgan Holdings, Inc.	4,093	219,385
Sonoco Products Co.	9,473	413,970

		3,130,211

Metals & Mining (1.1%)
Carpenter Technology Corp.	5,006	246,546
Cliffs Natural Resources, Inc.	14,273	101,909
Commercial Metals Co.	11,034	179,744
Compass Minerals International, Inc.	3,184	276,467
Reliance Steel & Aluminum Co.	7,261	444,881
Royal Gold, Inc.	6,133	384,539
Steel Dynamics, Inc.	22,415	442,472
TimkenSteel Corp.	3,576	132,419
United States Steel Corp.	13,564	362,701
Worthington Industries, Inc.	4,651	139,949

		2,711,627

Paper & Forest Products (0.2%)
Domtar Corp.	5,960	239,711
Louisiana-Pacific Corp.*	13,219	218,907

		458,618

Total Materials		11,300,128

Telecommunication Services (0.1%)
Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	9,141	230,810

Total Telecommunication Services		230,810

Utilities (3.0%)
Electric Utilities (1.1%)
Cleco Corp.	5,601	305,479
Great Plains Energy, Inc.	14,347	407,598
Hawaiian Electric Industries, Inc.	9,559	320,035
IDACORP, Inc.	4,654	308,048
OGE Energy Corp.	18,625	660,815
PNM Resources, Inc.	7,351	217,810
Westar Energy, Inc.	12,135	500,448

		2,720,233

Gas Utilities (1.0%)
Atmos Energy Corp.	9,365	522,005
National Fuel Gas Co.	7,914	550,260
ONE Gas, Inc.	4,800	197,856
Questar Corp.	16,380	414,086
UGI Corp.	16,122	612,314
WGL Holdings, Inc.	4,746	259,227

		2,555,748

Multi-Utilities (0.7%)
Alliant Energy Corp.	10,361	688,178
Black Hills Corp.	4,184	221,919
MDU Resources Group, Inc.	18,137	426,219
Vectren Corp.	7,681	355,093

		1,691,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Water Utilities (0.2%)
Aqua America, Inc.	16,511	$440,844

Total Utilities		7,408,234

Total Investments (61.2%) (Cost $92,676,527)		152,853,117
Other Assets Less Liabilities (38.8%)		96,876,779

Net Assets (100%)		$249,729,896

*	Non-income producing.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	62	March-15	$7,230,472	$7,444,340	$213,868
S&P 500 E-Mini Index	72	March-15	7,322,458	7,388,640	66,182
S&P MidCap 400 E-Mini Index	567	March-15	80,192,489	82,135,620	1,943,131

					$2,223,181

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$20,856,231	$—	$—	$20,856,231
Consumer Staples	5,210,234	—	—	5,210,234
Energy	6,168,092	—	—	6,168,092
Financials	35,719,678	—	—	35,719,678
Health Care	15,731,898	—	—	15,731,898
Industrials	23,118,277	—	—	23,118,277
Information Technology	27,109,535	—	—	27,109,535
Materials	11,300,128	—	—	11,300,128
Telecommunication Services	230,810	—	—	230,810
Utilities	7,408,234	—	—	7,408,234
Futures	2,223,181	—	—	2,223,181

Total Assets	$155,076,298	$—	$—	$155,076,298

Total Liabilities	$—	$—	$—	$—

Total	$155,076,298	$—	$—	$155,076,298

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,223,181	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$10,173,935	$10,173,935

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,522,405)	$(1,522,405)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $103,480,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,897,617
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$100,646,593

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$64,101,012
Aggregate gross unrealized depreciation	(4,226,922)

Net unrealized appreciation	$59,874,090

Federal income tax cost of investments	$92,979,027

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $92,676,527)	$152,853,117
Cash	94,116,388
Cash held as collateral at broker	4,505,400
Dividends, interest and other receivables	141,731
Receivable from Separate Accounts for Trust shares sold	3,205
Receivable for securities sold	1,517
Other assets	934

Total assets	251,622,292

LIABILITIES
Due to broker for futures variation margin	1,193,000
Payable for securities purchased	457,947
Investment management fees payable	95,349
Payable to Separate Accounts for Trust shares redeemed	67,718
Administrative fees payable	29,899
Trustees’ fees payable	90
Accrued expenses	48,393

Total liabilities	1,892,396

NET ASSETS	$249,729,896

Net assets were comprised of:
Paid in capital	$181,953,433
Accumulated undistributed net investment income (loss)	34,710
Accumulated undistributed net realized gain (loss) on investments and futures	5,341,982
Net unrealized appreciation (depreciation) on investments and futures	62,399,771

Net assets	$249,729,896

Class IA
Net asset value, offering and redemption price per share, $1,812 / 207 shares outstanding (unlimited amount authorized: $0.01 par value)†	$8.74

Class K
Net asset value, offering and redemption price per share, $249,728,084 / 28,604,283 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.73

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$2,348,487
Interest	95,951

Total income	2,444,438

EXPENSES
Investment management fees	1,216,089
Administrative fees	419,079
Custodian fees	84,500
Professional fees	34,751
Printing and mailing expenses	18,416
Trustees’ fees	7,413
Distribution fees – Class IA	4
Miscellaneous	9,113

Total expenses	1,789,365

NET INVESTMENT INCOME (LOSS)	655,073

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	37,909,161
Futures	10,173,935

Net realized gain (loss)	48,083,096

Change in unrealized appreciation (depreciation) on:
Investments	(25,314,126)
Futures	(1,522,405)

Net change in unrealized appreciation (depreciation)	(26,836,531)

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,246,565

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,901,638

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$655,073	$792,792
Net realized gain (loss) on investments and futures	48,083,096	79,958,880
Net change in unrealized appreciation (depreciation) on investments and futures	(26,836,531)	33,333,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,901,638	114,085,061

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(2)	—
Class K	(701,800)	(849,186)

	(701,802)	(849,186)

Distributions from net realized capital gains
Class IA	(355)	(378)
Class K	(50,085,343)	(79,260,854)

	(50,085,698)	(79,261,232)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(50,787,500)	(80,110,418)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 40 and 38 shares, respectively ]	357	378
Capital shares repurchased [ 0 and (13,983) shares, respectively ]	—	(147,184)

Total Class IA transactions	357	(146,806)

Class K
Capital shares sold [ 63,684 and 121,966 shares, respectively ]	641,209	1,377,151
Capital shares issued in reinvestment of dividends and distributions [ 5,646,548 and 8,101,598 shares, respectively ]	50,787,143	80,110,040
Capital shares repurchased [ (11,668,526) and (20,351,829) shares, respectively ]	(116,524,287)	(227,164,591)

Total Class K transactions	(65,095,935)	(145,677,400)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(65,095,578)	(145,824,206)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(93,981,440)	(111,849,563)
NET ASSETS:
Beginning of year	343,711,336	455,560,899

End of year (a)	$249,729,896	$343,711,336

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	34,710	$8,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.95	$9.75	$9.37	$11.57	$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	(0.05)†	(0.01)†	0.01	0.02
Net realized and unrealized gain (loss) on investments and futures	0.84	3.11	1.53	(1.13)	2.29

Total from investment operations	0.84	3.06	1.52	(1.12)	2.31

Less distributions:
Dividends from net investment income	— #	— #	— #	(0.02)	(0.02)
Distributions from net realized gains	(2.05)	(2.86)	(1.14)	(1.06)	(1.39)

Total dividends and distributions	(2.05)	(2.86)	(1.14)	(1.08)	(1.41)

Net asset value, end of year	$8.74	$9.95	$9.75	$9.37	$11.57

Total return	8.66%	32.29%	16.23%	(9.60)%	22.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$138	$118	$841,905
Ratio of expenses to average net assets:
After reimbursements	0.88%	0.90%	0.90%	0.60%	0.63%
Before reimbursements	0.88%	0.90%	0.90%	0.63%	0.66%
Ratio of net investment income (loss) to average net assets:
After reimbursements	— %≠≠	(0.44)%	(0.08)%	0.11%	0.20%
Before reimbursements	— %≠≠	(0.44)%	(0.08)%	0.08%	0.17%
Portfolio turnover rate^	13%	11%	10%	14%	18%

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.94	$9.75	$9.37	$9.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.02	0.02	— #
Net realized and unrealized gain (loss) on investments and futures	0.85	3.06	1.53	0.15

Total from investment operations	0.87	3.08	1.55	0.15

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.02)
Distributions from net realized gains	(2.05)	(2.86)	(1.14)	—

Total dividends and distributions	(2.08)	(2.89)	(1.17)	(0.02)

Net asset value, end of period	$8.73	$9.94	$9.75	$9.37

Total return (b)	8.93%	32.51%	16.53%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$249,728	$343,710	$455,423	$537,190
Ratio of expenses to average net assets:
After reimbursements (a)	0.66%	0.65%	0.65%	0.63%
Before reimbursements (a)	0.66%	0.65%	0.65%	0.63%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)	0.24%	0.20%	0.16%	0.10%
Before reimbursements (a)	0.24%	0.20%	0.16%	0.10%
Portfolio turnover rate^	13%	11%	10%	14%
^	Portfolio turnover rate excludes derivatives, if any.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
*	Commencement of Operations.
#	Per share amount is less than $0.005.
≠≠	Amount is less than 0.005%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	4.01%	12.57%	12.81%
Portfolio – Class K Shares**	4.40	N/A	17.38
Russell 2000® Index	4.89	15.55	16.22
VMI – Small Cap Core II	4.67	13.83	13.84
* Date of inception 8/28/09. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 4.01% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 2000® Index and the VMI — Small Cap Core II returned 4.89% and 4.67%, respectively, over the same period.

The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and lower volatility over a full market cycle relative to traditional equity funds and equity market indexes, by investing in a combination of long and short positions on equity securities of small-capitalization companies, including securities included in the Russell 2000® Index.

Portfolio Highlights

For the year ended December 31, 2014

U.S. equities moved higher in 2014 as domestic economic growth picked up momentum and interest rates continued to be low. Although volatility increased, levels generally remained below the historical norm. Equity valuations were relatively high in the aftermath of the strong rally in 2013. Nevertheless, investors continued to favor equities in 2014 while bond yields were persistently low. Improving U.S. economic data, strong corporate earnings and increased merger and acquisition activity propelled market gains, pushing major U.S. stock indexes to all-time highs. Against this backdrop, the Portfolio slightly underperformed both its primary and secondary benchmarks.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	13.5%
Information Technology	9.9
Health Care	8.2
Industrials	7.7
Consumer Discretionary	7.6
Materials	2.6
Utilities	2.0
Energy	1.9
Consumer Staples	1.8
Telecommunication Services	0.4
Cash and Other	44.4

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,012.31	$4.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.63	4.62
Class K
Actual	1,000.00	1,014.56	3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.09	3.15

*   Expenses are equal to the Portfolio’s Class IA and Class K shares annualized expense ratios of 0.91% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (7.6%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.*	26,029	$587,995
Cooper Tire & Rubber Co.	19,872	688,565
Cooper-Standard Holding, Inc.*	5,039	291,657
Dana Holding Corp.	60,941	1,324,857
Dorman Products, Inc.*	9,465	456,876
Drew Industries, Inc.*	9,287	474,287
Federal-Mogul Holdings Corp.*	7,883	126,837
Fox Factory Holding Corp.*	2,090	33,921
Fuel Systems Solutions, Inc.*	2,727	29,833
Gentherm, Inc.*	13,551	496,238
Modine Manufacturing Co.*	20,297	276,039
Motorcar Parts of America, Inc.*	6,262	194,686
Remy International, Inc.	5,689	119,014
Shiloh Industries, Inc.*	1,548	24,350
Spartan Motors, Inc.	6,438	33,864
Standard Motor Products, Inc.	8,063	307,362
Stoneridge, Inc.*	5,348	68,775
Strattec Security Corp.	643	53,099
Superior Industries International, Inc.	4,323	85,552
Tenneco, Inc.*	21,507	1,217,511
Tower International, Inc.*	5,972	152,585

		7,043,903

Automobiles (0.0%)
Winnebago Industries, Inc.	12,338	268,475

Distributors (0.1%)
Core-Mark Holding Co., Inc.	8,045	498,227
Pool Corp.	15,939	1,011,170
VOXX International Corp.*	3,581	31,370
Weyco Group, Inc.	1,148	34,061

		1,574,828

Diversified Consumer Services (0.6%)
2U, Inc.*	1,926	37,865
American Public Education, Inc.*	6,352	234,198
Ascent Capital Group, Inc., Class A*	6,075	321,550
Bridgepoint Education, Inc.*	3,108	35,183
Bright Horizons Family Solutions, Inc.*	11,419	536,807
Capella Education Co.	4,107	316,075
Career Education Corp.*	12,660	88,114
Carriage Services, Inc.	3,039	63,667
Chegg, Inc.*	20,464	141,406
Collectors Universe, Inc.	1,252	26,117
Grand Canyon Education, Inc.*	16,462	768,117
Houghton Mifflin Harcourt Co.*	40,216	832,873
ITT Educational Services, Inc.*	4,553	43,754
K12, Inc.*	6,478	76,894
Liberty Tax, Inc.*	685	24,482
LifeLock, Inc.*	29,290	542,158
Regis Corp.*	16,176	271,110
Sotheby’s, Inc.	22,584	975,177
Steiner Leisure Ltd.*	5,930	274,025

Strayer Education, Inc.*	4,089	$303,731
Universal Technical Institute, Inc.	5,255	51,709
Weight Watchers International, Inc.*	10,294	255,703

		6,220,715

Hotels, Restaurants & Leisure (1.8%)
Belmond Ltd., Class A*	35,897	444,046
Biglari Holdings, Inc.*	651	260,081
BJ’s Restaurants, Inc.*	8,397	421,613
Bloomin’ Brands, Inc.*	27,428	679,117
Bob Evans Farms, Inc.	8,563	438,254
Boyd Gaming Corp.*	27,436	350,632
Bravo Brio Restaurant Group, Inc.*	3,651	50,785
Buffalo Wild Wings, Inc.*	6,460	1,165,255
Caesars Acquisition Co., Class A*	15,977	164,723
Caesars Entertainment Corp.*	18,020	282,734
Carrols Restaurant Group, Inc.*	6,442	49,153
Cheesecake Factory, Inc.	17,066	858,590
Churchill Downs, Inc.	5,435	517,956
Chuy’s Holdings, Inc.*	3,030	59,600
ClubCorp Holdings, Inc.	4,013	71,953
Cracker Barrel Old Country Store, Inc.	6,613	930,846
Dave & Buster’s Entertainment, Inc.*	1,154	31,504
Del Frisco’s Restaurant Group, Inc.*	8,650	205,351
Denny’s Corp.*	31,786	327,714
Diamond Resorts International, Inc.*	13,171	367,471
DineEquity, Inc.	5,823	603,496
El Pollo Loco Holdings, Inc.*	1,524	30,434
Empire Resorts, Inc.*	2,782	21,588
Famous Dave’s of America, Inc.*	876	23,013
Fiesta Restaurant Group, Inc.*	9,972	606,298
Habit Restaurants, Inc., Class A*	973	31,477
Ignite Restaurant Group, Inc.*	1,381	10,869
International Speedway Corp., Class A	10,558	334,161
Interval Leisure Group, Inc.	15,314	319,909
Intrawest Resorts Holdings, Inc.*	2,562	30,590
Isle of Capri Casinos, Inc.*	5,019	42,009
Jack in the Box, Inc.	14,720	1,177,011
Jamba, Inc.*	3,191	48,152
Krispy Kreme Doughnuts, Inc.*	22,997	453,961
La Quinta Holdings, Inc.*	16,424	362,313
Life Time Fitness, Inc.*	14,423	816,630
Marcus Corp.	5,105	94,494
Marriott Vacations Worldwide Corp.	10,150	756,581
Monarch Casino & Resort, Inc.*	1,798	29,829
Morgans Hotel Group Co.*	5,319	41,701
Nathan’s Famous, Inc.*	596	47,680
Noodles & Co.*	2,039	53,728
Papa John’s International, Inc.	10,793	602,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Papa Murphy’s Holdings, Inc.*	1,085	$12,608
Penn National Gaming, Inc.*	29,133	399,996
Pinnacle Entertainment, Inc.*	22,153	492,904
Popeyes Louisiana Kitchen, Inc.*	8,926	502,266
Potbelly Corp.*	2,823	36,332
Red Robin Gourmet Burgers, Inc.*	4,961	381,873
Ruby Tuesday, Inc.*	11,029	75,438
Ruth’s Hospitality Group, Inc.	6,499	97,485
Scientific Games Corp., Class A*	18,814	239,502
Sonic Corp.	19,714	536,812
Speedway Motorsports, Inc.	5,111	111,778
Texas Roadhouse, Inc.	23,940	808,214
Vail Resorts, Inc.	12,397	1,129,739
Zoe’s Kitchen, Inc.*	1,096	32,781

		19,073,279

Household Durables (0.6%)
Beazer Homes USA, Inc.*	5,018	97,148
Cavco Industries, Inc.*	3,064	242,883
Century Communities, Inc.*	691	11,940
CSS Industries, Inc.	1,733	47,900
Dixie Group, Inc.*	2,800	25,676
Ethan Allen Interiors, Inc.	9,789	303,165
Flexsteel Industries, Inc.	874	28,187
Helen of Troy Ltd.*	10,562	687,164
Hovnanian Enterprises, Inc., Class A*	21,575	89,105
Installed Building Products, Inc.*	1,634	29,118
iRobot Corp.*	11,052	383,725
KB Home	31,991	529,451
La-Z-Boy, Inc.	17,925	481,107
LGI Homes, Inc.*	2,788	41,597
Libbey, Inc.*	8,124	255,419
Lifetime Brands, Inc.	2,001	34,417
M.D.C. Holdings, Inc.	14,536	384,768
M/I Homes, Inc.*	11,318	259,861
Meritage Homes Corp.*	15,415	554,786
NACCO Industries, Inc., Class A	760	45,114
New Home Co., Inc.*	1,566	22,676
Ryland Group, Inc.	17,757	684,710
Skullcandy, Inc.*	3,746	34,426
Standard Pacific Corp.*	49,667	362,072
TRI Pointe Homes, Inc.*	54,588	832,467
Turtle Beach Corp.*	1,301	4,150
UCP, Inc., Class A*	1,556	16,338
Universal Electronics, Inc.*	5,585	363,193
WCI Communities, Inc.*	2,304	45,112
William Lyon Homes, Class A*	3,286	66,607

		6,964,282

Internet & Catalog Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	9,387	77,349
Blue Nile, Inc.*	2,294	82,607
Coupons.com, Inc.*	2,267	40,239
EVINE Live, Inc.*	8,022	52,865
FTD Cos., Inc.*	7,498	261,080

Gaiam, Inc., Class A*	2,778	$19,807
HSN, Inc.	11,685	888,060
Lands’ End, Inc.*	6,153	332,016
Nutrisystem, Inc.	10,214	199,684
Orbitz Worldwide, Inc.*	9,698	79,815
Overstock.com, Inc.*	2,144	52,035
PetMed Express, Inc.	3,785	54,390
RetailMeNot, Inc.*	5,800	84,796
Shutterfly, Inc.*	14,619	609,539
Travelport Worldwide Ltd.	10,130	182,340
Wayfair, Inc., Class A*	2,082	41,328

		3,057,950

Leisure Products (0.3%)
Arctic Cat, Inc.	2,432	86,336
Black Diamond, Inc.*	4,270	37,362
Brunswick Corp.	32,772	1,679,893
Callaway Golf Co.	29,612	228,012
Escalade, Inc.	1,700	25,653
JAKKS Pacific, Inc.*	3,625	24,650
Johnson Outdoors, Inc., Class A	879	27,425
LeapFrog Enterprises, Inc.*	12,404	58,547
Malibu Boats, Inc., Class A*	1,512	29,136
Marine Products Corp.	7,840	66,170
Nautilus, Inc.*	5,870	89,107
Smith & Wesson Holding Corp.*	24,682	233,738
Sturm Ruger & Co., Inc.	7,674	265,751

		2,851,780

Media (0.8%)
AH Belo Corp., Class A	3,490	36,226
AMC Entertainment Holdings, Inc., Class A	8,127	212,765
Carmike Cinemas, Inc.*	9,659	253,742
Central European Media Enterprises Ltd., Class A*	13,337	42,812
Cinedigm Corp., Class A*	14,321	23,200
Crown Media Holdings, Inc., Class A*	32,467	114,933
Cumulus Media, Inc., Class A*	46,071	194,880
Daily Journal Corp.*	204	53,654
Dex Media, Inc.*	2,815	25,251
Entercom Communications Corp., Class A*	7,481	90,969
Entravision Communications Corp., Class A	10,804	70,010
Eros International plc*	4,062	85,952
EW Scripps Co., Class A*	10,672	238,519
Global Sources Ltd.*	8,341	53,049
Gray Television, Inc.*	17,143	192,002
Harte-Hanks, Inc.	9,460	73,220
Hemisphere Media Group, Inc.*	1,303	17,577
Journal Communications, Inc., Class A*	8,440	96,469
Lee Enterprises, Inc.*	10,047	36,973
Loral Space & Communications, Inc.*	4,880	384,105
Martha Stewart Living Omnimedia, Inc., Class A*	5,610	24,179
McClatchy Co., Class A*	11,522	38,253
MDC Partners, Inc., Class A	15,530	352,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Media General, Inc.*	20,155	$337,193
Meredith Corp.	12,767	693,503
National CineMedia, Inc.	25,665	368,806
New Media Investment Group, Inc.	12,331	291,382
New York Times Co., Class A	48,585	642,294
Nexstar Broadcasting Group, Inc., Class A	10,703	554,308
Radio One, Inc., Class D*	4,297	7,176
ReachLocal, Inc.*	2,478	8,524
Reading International, Inc., Class A*	3,217	42,657
Rentrak Corp.*	3,939	286,838
Saga Communications, Inc., Class A	689	29,958
Salem Communications Corp., Class A	1,990	15,562
Scholastic Corp.	9,662	351,890
SFX Entertainment, Inc.*	8,316	37,671
Sinclair Broadcast Group, Inc., Class A	25,455	696,449
Sizmek, Inc.*	4,210	26,355
Time, Inc.	40,746	1,002,759
Townsquare Media, Inc., Class A*	1,587	20,948
World Wrestling Entertainment, Inc., Class A	5,635	69,536

		8,195,391

Multiline Retail (0.1%)
Bon-Ton Stores, Inc.	2,721	20,163
Burlington Stores, Inc.*	10,626	502,185
Fred’s, Inc., Class A	14,452	251,609
Tuesday Morning Corp.*	18,215	395,265

		1,169,222

Specialty Retail (1.9%)
Aeropostale, Inc.*	14,901	34,570
American Eagle Outfitters, Inc.	72,012	999,527
America’s Car-Mart, Inc.*	1,404	74,946
ANN, Inc.*	17,734	646,936
Asbury Automotive Group, Inc.*	10,528	799,286
Barnes & Noble, Inc.*	14,611	339,267
bebe stores, Inc.	5,930	12,987
Big 5 Sporting Goods Corp.	3,461	50,634
Boot Barn Holdings, Inc.*	925	16,835
Brown Shoe Co., Inc.	15,394	494,917
Buckle, Inc.	10,886	571,733
Build-A-Bear Workshop, Inc.*	2,309	46,411
Cato Corp., Class A	9,297	392,147
Children’s Place, Inc.	8,755	499,035
Christopher & Banks Corp.*	6,891	39,348
Citi Trends, Inc.*	2,927	73,907
Conn’s, Inc.*	5,144	96,141
Container Store Group, Inc.*	3,239	61,962
Destination Maternity Corp.	2,507	39,987
Destination XL Group, Inc.*	6,303	34,414
Express, Inc.*	32,823	482,170
Finish Line, Inc., Class A	17,935	436,000
Five Below, Inc.*	20,045	818,437
Francesca’s Holdings Corp.*	14,352	239,678

Genesco, Inc.*	8,929	$684,140
Group 1 Automotive, Inc.	8,595	770,284
Guess?, Inc.	22,843	481,530
Haverty Furniture Cos., Inc.	4,629	101,884
hhgregg, Inc.*	2,303	17,434
Hibbett Sports, Inc.*	9,215	446,282
Kirkland’s, Inc.*	2,732	64,584
Lithia Motors, Inc., Class A	8,002	693,693
Lumber Liquidators Holdings, Inc.*	10,654	706,467
MarineMax, Inc.*	4,611	92,451
Mattress Firm Holding Corp.*	5,782	335,819
Men’s Wearhouse, Inc.	18,185	802,868
Monro Muffler Brake, Inc.	12,229	706,836
New York & Co., Inc.*	5,645	14,903
Office Depot, Inc.*	191,367	1,640,972
Outerwall, Inc.*	6,933	521,500
Pacific Sunwear of California, Inc.*	9,618	20,967
Pep Boys-Manny, Moe & Jack*	16,776	164,740
Pier 1 Imports, Inc.	36,759	566,089
Rent-A-Center, Inc.	18,627	676,533
Restoration Hardware Holdings, Inc.*	11,076	1,063,407
Sears Hometown and Outlet Stores, Inc.*	2,177	28,628
Select Comfort Corp.*	19,684	532,059
Shoe Carnival, Inc.	2,851	73,242
Sonic Automotive, Inc., Class A	14,163	382,968
Sportsman’s Warehouse Holdings, Inc.*	1,807	13,227
Stage Stores, Inc.	13,593	281,375
Stein Mart, Inc.	5,195	75,951
Systemax, Inc.*	5,849	78,961
Tile Shop Holdings, Inc.*	5,271	46,806
Tilly’s, Inc., Class A*	1,949	18,886
Vitamin Shoppe, Inc.*	10,882	528,648
West Marine, Inc.*	3,340	43,153
Winmark Corp.	448	38,940
Zumiez, Inc.*	7,943	306,838

		20,324,340

Textiles, Apparel & Luxury Goods (0.5%)
Columbia Sportswear Co.	11,188	498,314
Crocs, Inc.*	32,080	400,679
Culp, Inc.	1,678	36,379
G-III Apparel Group Ltd.*	6,597	666,363
Iconix Brand Group, Inc.*	16,881	570,409
Movado Group, Inc.	3,747	106,302
Oxford Industries, Inc.	4,986	275,277
Perry Ellis International, Inc.*	2,190	56,787
Quiksilver, Inc.*	41,993	92,805
Sequential Brands Group, Inc.*	3,158	41,275
Skechers U.S.A., Inc., Class A*	13,829	764,052
Steven Madden Ltd.*	19,970	635,645
Tumi Holdings, Inc.*	20,829	494,272
Unifi, Inc.*	2,686	79,855
Vera Bradley, Inc.*	4,122	84,006
Vince Holding Corp.*	2,108	55,103
Wolverine World Wide, Inc.	35,702	1,052,138

		5,909,661

Total Consumer Discretionary		82,653,826

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Staples (1.8%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	2,925	$846,905
Coca-Cola Bottling Co. Consolidated	946	83,276
Craft Brew Alliance, Inc.*	2,092	27,907
National Beverage Corp.*	2,329	52,682

		1,010,770

Food & Staples Retailing (0.6%)
Andersons, Inc.	9,709	515,936
Casey’s General Stores, Inc.	13,267	1,198,275
Chefs’ Warehouse, Inc.*	3,387	78,036
Diplomat Pharmacy, Inc.*	2,779	76,061
Fairway Group Holdings Corp.*	3,482	10,968
Fresh Market, Inc.*	15,808	651,290
Ingles Markets, Inc., Class A	2,473	91,724
Liberator Medical Holdings, Inc.	5,845	16,951
Natural Grocers by Vitamin Cottage, Inc.*	1,734	48,847
Pantry, Inc.*	8,499	314,973
PriceSmart, Inc.	6,845	624,401
Roundy’s, Inc.*	7,286	35,264
Smart & Final Stores, Inc.*	2,250	35,393
SpartanNash Co.	15,096	394,609
SUPERVALU, Inc.*	76,717	744,155
United Natural Foods, Inc.*	17,605	1,361,307
Village Super Market, Inc., Class A	1,433	39,221
Weis Markets, Inc.	4,424	211,556

		6,448,967

Food Products (0.9%)
Alico, Inc.	553	27,667
B&G Foods, Inc.	19,954	596,625
Boulder Brands, Inc.*	25,212	278,845
Calavo Growers, Inc.	5,116	241,987
Cal-Maine Foods, Inc.	11,544	450,562
Chiquita Brands International, Inc.*(b)	18,800	271,848
Darling Ingredients, Inc.*	58,178	1,056,512
Dean Foods Co.	34,539	669,366
Diamond Foods, Inc.*	7,520	212,290
Farmer Bros Co.*	1,396	41,112
Fresh Del Monte Produce, Inc.	13,328	447,154
Freshpet, Inc.*	2,055	35,058
Inventure Foods, Inc.*	2,923	37,239
J&J Snack Foods Corp.	5,141	559,187
John B. Sanfilippo & Son, Inc.	1,523	69,296
Lancaster Colony Corp.	6,541	612,499
Lifeway Foods, Inc.*	871	16,140
Limoneira Co.	2,097	52,383
Omega Protein Corp.*	3,953	41,783
Post Holdings, Inc.*	16,306	683,058
Sanderson Farms, Inc.	8,804	739,756
Seaboard Corp.*	89	373,618
Seneca Foods Corp., Class A*	1,559	42,140
Snyder’s-Lance, Inc.	18,458	563,892
Tootsie Roll Industries, Inc.	6,650	203,822
TreeHouse Foods, Inc.*	14,764	1,262,765

		9,586,604

Household Products (0.1%)
Central Garden & Pet Co., Class A*	8,968	$85,644
Harbinger Group, Inc.*	30,532	432,333
Oil-Dri Corp. of America	1,634	53,317
Orchids Paper Products Co.	1,497	43,578
WD-40 Co.	5,946	505,886

		1,120,758

Personal Products (0.0%)
Elizabeth Arden, Inc.*	8,984	192,168
Female Health Co.	3,920	15,366
IGI Laboratories, Inc.*	5,989	52,703
Inter Parfums, Inc.	5,749	157,810
Medifast, Inc.*	2,239	75,119
Nature’s Sunshine Products, Inc.	3,292	48,787
Nutraceutical International Corp.*	1,654	35,660
Revlon, Inc., Class A*	2,287	78,124
Synutra International, Inc.*	3,206	19,493
USANA Health Sciences, Inc.*	2,160	221,594

		896,824

Tobacco (0.1%)
22nd Century Group, Inc.*	7,721	12,740
Alliance One International, Inc.*	21,506	33,980
Universal Corp.	8,027	353,027
Vector Group Ltd.	28,113	599,088

		998,835

Total Consumer Staples		20,062,758

Energy (1.9%)
Energy Equipment & Services (0.7%)
Aspen Aerogels, Inc.*	868	6,927
Basic Energy Services, Inc.*	11,991	84,057
Bristow Group, Inc.	13,075	860,204
C&J Energy Services, Inc.*	19,825	261,888
CARBO Ceramics, Inc.	7,599	304,340
CHC Group Ltd.*	7,376	23,751
Dawson Geophysical Co.	1,514	18,516
Era Group, Inc.*	3,841	81,237
Exterran Holdings, Inc.	22,041	718,096
FMSA Holdings, Inc.*	4,093	28,324
Forum Energy Technologies, Inc.*	22,193	460,061
Geospace Technologies Corp.*	2,477	65,640
Glori Energy, Inc.*	2,275	9,510
Gulf Island Fabrication, Inc.	2,575	49,929
Gulfmark Offshore, Inc., Class A	11,345	277,045
Helix Energy Solutions Group, Inc.*	37,186	806,936
Hercules Offshore, Inc.*	30,335	30,335
Hornbeck Offshore Services, Inc.*	14,958	373,501
Independence Contract Drilling, Inc.*	1,719	8,973
ION Geophysical Corp.*	27,792	76,428
Key Energy Services, Inc.*	49,177	82,126
Matrix Service Co.*	10,769	240,364

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

McDermott International, Inc.*	88,450	$257,390
Mitcham Industries, Inc.*	2,381	14,119
Natural Gas Services Group, Inc.*	2,349	54,121
Newpark Resources, Inc.*	31,599	301,454
Nordic American Offshore Ltd.	3,296	40,475
North Atlantic Drilling Ltd.	27,502	44,828
Nuverra Environmental Solutions, Inc.*	2,852	15,829
Parker Drilling Co.*	22,478	69,007
PHI, Inc. (Non-Voting)*	5,032	188,197
Pioneer Energy Services Corp.*	23,367	129,453
Profire Energy, Inc.*	2,505	5,711
RigNet, Inc.*	2,989	122,639
SEACOR Holdings, Inc.*	7,092	523,461
Tesco Corp.	10,717	137,392
TETRA Technologies, Inc.*	25,377	169,518
Vantage Drilling Co.*	58,460	28,575
Willbros Group, Inc.*	7,486	46,937

		7,017,294

Oil, Gas & Consumable Fuels (1.2%)
Abraxas Petroleum Corp.*	35,724	105,029
Adams Resources & Energy, Inc.	380	18,981
Alon USA Energy, Inc.	4,908	62,184
Alpha Natural Resources, Inc.*	41,775	69,764
American Eagle Energy Corp.*	5,694	3,545
Amyris, Inc.*	5,273	10,862
Apco Oil and Gas International, Inc.*	1,568	21,999
Approach Resources, Inc.*	7,412	47,363
Arch Coal, Inc.	40,045	71,280
Ardmore Shipping Corp.	3,347	40,064
Bill Barrett Corp.*	18,472	210,396
Bonanza Creek Energy, Inc.*	13,118	314,832
BPZ Resources, Inc.*	22,118	6,392
Callon Petroleum Co.*	10,153	55,334
Carrizo Oil & Gas, Inc.*	17,226	716,602
Clayton Williams Energy, Inc.*	2,291	146,166
Clean Energy Fuels Corp.*	27,190	135,814
Cloud Peak Energy, Inc.*	23,494	215,675
Comstock Resources, Inc.	18,312	124,705
Contango Oil & Gas Co.*	6,593	192,779
Delek U.S. Holdings, Inc.	22,023	600,787
DHT Holdings, Inc.	32,342	236,420
Diamondback Energy, Inc.*	15,495	926,291
Dorian LPG Ltd.*	3,279	45,545
Eclipse Resources Corp.*	11,169	78,518
Emerald Oil, Inc.*	10,789	12,947
Energy XXI Ltd.	37,479	122,182
Evolution Petroleum Corp.	3,679	27,335
EXCO Resources, Inc.	28,563	61,982
Frontline Ltd.*	12,470	31,300
FX Energy, Inc.*	10,191	15,796
GasLog Ltd.	15,651	318,498
Gastar Exploration, Inc.*	12,891	31,067
Goodrich Petroleum Corp.*	6,551	29,086
Green Plains, Inc.	13,941	345,458
Halcon Resources Corp.*	97,550	173,639
Hallador Energy Co.	5,352	58,926
Harvest Natural Resources, Inc.*	7,872	14,248

Isramco, Inc.*	163	$22,494
Jones Energy, Inc., Class A*	4,423	50,466
Magnum Hunter Resources Corp.*	75,153	235,980
Matador Resources Co.*	27,243	551,126
Midstates Petroleum Co., Inc.*	6,997	10,565
Miller Energy Resources, Inc.*	5,599	6,999
Navios Maritime Acquisition Corp.	17,765	64,487
Nordic American Tankers Ltd.	28,589	287,891
Northern Oil and Gas, Inc.*	22,736	128,458
Pacific Ethanol, Inc.*	4,454	46,010
Panhandle Oil and Gas, Inc., Class A	4,380	101,966
Parsley Energy, Inc., Class A*	19,848	316,774
PDC Energy, Inc.*	14,067	580,545
Penn Virginia Corp.*	24,397	162,972
PetroQuest Energy, Inc.*	11,032	41,260
Quicksilver Resources, Inc.*	23,659	4,689
Renewable Energy Group, Inc.*	6,496	63,076
Resolute Energy Corp.*	14,664	19,357
REX American Resources Corp.*	2,482	153,810
Rex Energy Corp.*	9,048	46,145
Ring Energy, Inc.*	3,727	39,134
Rosetta Resources, Inc.*	23,779	530,510
RSP Permian, Inc.*	8,838	222,187
Sanchez Energy Corp.*	17,987	167,099
Scorpio Tankers, Inc.	57,269	497,668
SemGroup Corp., Class A	15,035	1,028,244
Ship Finance International Ltd.	22,818	322,190
Solazyme, Inc.*	14,304	36,904
Stone Energy Corp.*	21,251	358,717
Swift Energy Co.*	8,289	33,570
Synergy Resources Corp.*	22,371	280,532
Teekay Tankers Ltd., Class A	11,553	58,458
TransAtlantic Petroleum Ltd.*	4,220	22,746
Triangle Petroleum Corp.*	25,033	119,658
VAALCO Energy, Inc.*	20,625	94,050
Vertex Energy, Inc.*	2,443	10,236
W&T Offshore, Inc.	15,029	110,313
Warren Resources, Inc.*	13,693	22,046
Western Refining, Inc.	19,714	744,795
Westmoreland Coal Co.*	5,562	184,714

		13,478,632

Total Energy		20,495,926

Financials (13.5%)
Banks (4.2%)
1st Source Corp.	3,610	123,859
American National Bankshares, Inc.	1,522	37,761
Ameris Bancorp	9,668	247,888
Ames National Corp.	1,578	40,933
Arrow Financial Corp.	2,739	75,295
Banc of California, Inc.	5,654	64,851
BancFirst Corp.	1,512	95,846
Banco Latinoamericano de Comercio Exterior S.A., Class E	11,421	343,772
Bancorp, Inc.*	5,725	62,345

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

BancorpSouth, Inc.	33,028	$743,460
Bank of Kentucky Financial Corp.	1,140	55,028
Bank of Marin Bancorp/California	1,118	58,796
Bank of the Ozarks, Inc.	27,209	1,031,765
Banner Corp.	7,811	336,029
BBCN Bancorp, Inc.	27,408	394,127
Blue Hills Bancorp, Inc.*	5,052	68,606
BNC Bancorp	3,735	64,279
Boston Private Financial Holdings, Inc.	28,434	383,006
Bridge Bancorp, Inc.	2,149	57,486
Bridge Capital Holdings*	1,810	40,508
Bryn Mawr Bank Corp.	2,561	80,159
C1 Financial, Inc.*	471	8,615
Camden National Corp.	1,563	62,270
Capital Bank Financial Corp., Class A*	8,387	224,772
Capital City Bank Group, Inc.	2,064	32,075
Cardinal Financial Corp.	12,646	250,770
Cascade Bancorp*	16,177	83,959
Cathay General Bancorp	27,368	700,347
Centerstate Banks, Inc.	6,689	79,666
Central Pacific Financial Corp.	3,226	69,359
Century Bancorp, Inc./Massachusetts, Class A	618	24,757
Chemical Financial Corp.	12,248	375,279
Citizens & Northern Corp.	2,315	47,851
City Holding Co.	6,304	293,325
CNB Financial Corp./Pennsylvania	2,732	50,542
CoBiz Financial, Inc.	6,801	89,297
Columbia Banking System, Inc.	20,040	553,304
Community Bank System, Inc.	13,973	532,791
Community Trust Bancorp, Inc.	7,644	279,847
CommunityOne Bancorp*	3,923	44,918
ConnectOne Bancorp, Inc.	4,873	92,587
CU Bancorp*	1,927	41,797
Customers Bancorp, Inc.*	4,819	93,778
CVB Financial Corp.	36,310	581,686
Eagle Bancorp, Inc.*	10,011	355,591
Enterprise Bancorp, Inc./Massachusetts	1,372	34,643
Enterprise Financial Services Corp.	3,748	73,948
F.N.B. Corp./Pennsylvania	59,739	795,724
FCB Financial Holdings, Inc., Class A*	1,407	34,669
Fidelity Southern Corp.	3,110	50,102
Financial Institutions, Inc.	2,576	64,786
First Bancorp, Inc./Maine	3,327	60,185
First Bancorp/North Carolina	3,730	68,893
First BanCorp/Puerto Rico*	31,384	184,224
First Busey Corp.	12,579	81,889
First Business Financial Services, Inc.	738	35,358
First Citizens BancShares, Inc./North Carolina, Class A	2,799	707,559
First Commonwealth Financial Corp.	34,914	321,907

First Community Bancshares, Inc./Virginia	3,106	$51,156
First Connecticut Bancorp, Inc./Connecticut	3,221	52,567
First Financial Bancorp	20,387	378,994
First Financial Bankshares, Inc.	24,496	731,940
First Financial Corp./Indiana	2,173	77,402
First Interstate BancSystem, Inc., Class A	4,802	133,592
First Merchants Corp.	13,873	315,611
First Midwest Bancorp, Inc./Illinois	27,529	471,021
First NBC Bank Holding Co.*	3,610	127,072
First of Long Island Corp.	2,213	62,783
FirstMerit Corp.	58,323	1,101,721
Flushing Financial Corp.	13,009	263,692
German American Bancorp, Inc.	2,504	76,422
Glacier Bancorp, Inc.	28,285	785,474
Great Southern Bancorp, Inc.	2,420	96,001
Great Western Bancorp, Inc.*	3,312	75,480
Green Bancorp, Inc.*	675	8,127
Guaranty Bancorp	2,822	40,750
Hampton Roads Bankshares, Inc.*	6,714	11,280
Hancock Holding Co.	30,443	934,600
Hanmi Financial Corp.	10,977	239,408
Heartland Financial USA, Inc.	3,923	106,313
Heritage Commerce Corp.	4,074	35,973
Heritage Financial Corp./Washington	10,364	181,888
Heritage Oaks Bancorp	4,174	35,020
Hilltop Holdings, Inc.*	23,423	467,289
Home BancShares, Inc./Arkansas	19,092	613,999
HomeTrust Bancshares, Inc.*	3,854	64,208
Horizon Bancorp/Indiana	1,714	44,804
Hudson Valley Holding Corp.	2,623	71,241
Iberiabank Corp.	10,795	700,056
Independent Bank Corp./Massachusetts	9,498	406,609
Independent Bank Corp./Michigan	3,672	47,920
Independent Bank Group, Inc.	1,715	66,988
International Bancshares Corp.	20,092	533,242
Investors Bancorp, Inc.	123,214	1,383,077
Lakeland Bancorp, Inc.	7,449	87,153
Lakeland Financial Corp.	6,443	280,077
Macatawa Bank Corp.	4,902	26,667
MainSource Financial Group, Inc.	5,473	114,495
MB Financial, Inc.	22,835	750,358
Mercantile Bank Corp.	2,993	62,913
Merchants Bancshares, Inc./Vermont	981	30,048
Metro Bancorp, Inc.*	2,668	69,155
MidSouth Bancorp, Inc.	1,573	27,276
MidWestOne Financial Group, Inc.	1,288	37,107
National Bank Holdings Corp., Class A	14,303	277,621

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

National Bankshares, Inc./Virginia	1,293	$39,294
National Penn Bancshares, Inc.	46,234	486,613
NBT Bancorp, Inc.	15,527	407,894
NewBridge Bancorp*	6,298	54,856
Northrim BanCorp, Inc.	1,270	33,325
OFG Bancorp	16,127	268,515
Old Line Bancshares, Inc.	1,544	24,426
Old National Bancorp/Indiana	41,927	623,874
Opus Bank*	942	26,725
Pacific Continental Corp.	3,344	47,418
Pacific Premier Bancorp, Inc.*	3,221	55,820
Palmetto Bancshares, Inc.	803	13,410
Park National Corp.	4,435	392,409
Park Sterling Corp.	8,449	62,100
Peapack-Gladstone Financial Corp.	2,307	42,818
Penns Woods Bancorp, Inc.	867	42,708
Peoples Bancorp, Inc./Ohio	2,866	74,315
Peoples Financial Services Corp.	1,405	69,800
Pinnacle Financial Partners, Inc.	13,731	542,924
Preferred Bank/California	2,120	59,127
PrivateBancorp, Inc.	24,636	822,842
Prosperity Bancshares, Inc.	25,124	1,390,865
Renasant Corp.	12,572	363,708
Republic Bancorp, Inc./Kentucky, Class A	2,782	68,771
Republic First Bancorp, Inc.*	5,771	21,641
S&T Bancorp, Inc.	12,302	366,723
Sandy Spring Bancorp, Inc.	9,738	253,967
Seacoast Banking Corp. of Florida*	3,644	50,105
ServisFirst Bancshares, Inc.	763	25,141
Sierra Bancorp	2,268	39,826
Simmons First National Corp., Class A	7,435	302,233
South State Corp.	9,313	624,716
Southside Bancshares, Inc.	7,392	213,710
Southwest Bancorp, Inc./Oklahoma	5,136	89,161
Square 1 Financial, Inc., Class A*	1,226	30,282
State Bank Financial Corp.	14,803	295,764
Sterling Bancorp/Delaware	33,554	482,507
Stock Yards Bancorp, Inc.	3,410	113,689
Stonegate Bank	1,869	55,360
Suffolk Bancorp	2,722	61,817
Sun Bancorp, Inc./New Jersey*	1,591	30,865
Susquehanna Bancshares, Inc.	69,270	930,296
Talmer Bancorp, Inc., Class A	3,488	48,972
Texas Capital Bancshares, Inc.*	16,448	893,620
Tompkins Financial Corp.	6,201	342,915
Towne Bank/Virginia	6,163	93,185
Trico Bancshares	8,142	201,107
TriState Capital Holdings, Inc.*	4,146	42,455
Triumph Bancorp, Inc.*	1,033	13,997
Trustmark Corp.	23,853	585,353
UMB Financial Corp.	13,325	758,059
Umpqua Holdings Corp.	61,631	1,048,343
Union Bankshares Corp.	19,274	464,118
United Bankshares, Inc./West Virginia	25,175	942,804

United Community Banks, Inc./Georgia	19,292	$365,390
Univest Corp. of Pennsylvania	3,066	62,056
Valley National Bancorp	81,733	793,627
ViewPoint Financial Group, Inc.	15,052	358,990
Washington Trust Bancorp, Inc.	5,599	224,968
Webster Financial Corp.	33,197	1,079,898
WesBanco, Inc.	9,781	340,379
West Bancorp, Inc.	2,986	50,822
Westamerica Bancorp	9,064	444,317
Western Alliance Bancorp*	27,925	776,315
Wilshire Bancorp, Inc.	28,476	288,462
Wintrust Financial Corp.	15,923	744,559
Yadkin Financial Corp.*	3,850	75,653

		45,488,183

Capital Markets (0.9%)
Actua Corp.*	17,142	316,613
Arlington Asset Investment Corp., Class A	7,732	205,748
Ashford, Inc.*	297	27,918
BGC Partners, Inc., Class A	62,194	569,075
Calamos Asset Management, Inc., Class A	3,229	43,010
CIFC Corp.	874	7,228
Cohen & Steers, Inc.	7,489	315,137
Cowen Group, Inc., Class A*	40,159	192,763
Diamond Hill Investment Group, Inc.	519	71,643
Evercore Partners, Inc., Class A	11,640	609,587
FBR & Co.*	1,484	36,492
Fifth Street Asset Management, Inc.*	829	11,564
Financial Engines, Inc.	18,113	662,030
FXCM, Inc., Class A	15,977	264,739
GAMCO Investors, Inc., Class A	2,434	216,480
GFI Group, Inc.	31,104	169,517
Greenhill & Co., Inc.	10,882	474,455
HFF, Inc., Class A	12,329	442,858
INTL FCStone, Inc.*	2,809	57,781
Investment Technology Group, Inc.*	12,792	266,329
Janus Capital Group, Inc.	55,472	894,763
KCG Holdings, Inc., Class A*	15,632	182,113
Ladenburg Thalmann Financial Services, Inc.*	18,740	74,023
Manning & Napier, Inc.	2,480	34,274
Medley Management, Inc., Class A	1,049	15,420
Moelis & Co., Class A	1,390	48,553
OM Asset Management plc*	4,462	72,463
Oppenheimer Holdings, Inc., Class A	1,821	42,338
Piper Jaffray Cos.*	6,795	394,722
Pzena Investment Management, Inc., Class A	4,312	40,791
RCS Capital Corp., Class A	1,736	21,249
Safeguard Scientifics, Inc.*	3,923	77,754
Silvercrest Asset Management Group, Inc., Class A	1,063	16,636
Stifel Financial Corp.*	23,069	1,176,996
SWS Group, Inc.*	5,632	38,917

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Virtus Investment Partners, Inc.	2,662	$453,844
Walter Investment Management Corp.*	16,068	265,283
Westwood Holdings Group, Inc.	1,652	102,127
WisdomTree Investments, Inc.	38,006	595,744

		9,508,977

Consumer Finance (0.4%)
Cash America International, Inc.	11,039	249,702
Consumer Portfolio Services, Inc.*	3,940	28,998
Credit Acceptance Corp.*	2,374	323,837
Encore Capital Group, Inc.*	10,405	461,982
Enova International, Inc.*	10,099	224,804
Ezcorp, Inc., Class A*	23,152	272,036
First Cash Financial Services, Inc.*	10,783	600,290
Green Dot Corp., Class A*	10,872	222,767
JG Wentworth Co., Class A*	2,172	23,154
Nelnet, Inc., Class A	7,689	356,231
Nicholas Financial, Inc.*	1,908	28,429
PRA Group, Inc.*	17,703	1,025,535
Regional Management Corp.*	2,013	31,826
Springleaf Holdings, Inc.*	8,958	324,011
World Acceptance Corp.*	3,226	256,306

		4,429,908

Diversified Financial Services (0.2%)
Gain Capital Holdings, Inc.	4,314	38,912
MarketAxess Holdings, Inc.	13,240	949,440
Marlin Business Services Corp.	1,531	31,432
NewStar Financial, Inc.*	8,224	105,267
PHH Corp.*	18,978	454,713
PICO Holdings, Inc.*	4,318	81,394
Resource America, Inc., Class A	2,419	21,868
Tiptree Financial, Inc., Class A*	1,528	12,377

		1,695,403

Insurance (1.4%)
Ambac Financial Group, Inc.*	15,559	381,195
American Equity Investment Life Holding Co.	26,195	764,632
AMERISAFE, Inc.	6,397	270,977
AmTrust Financial Services, Inc.	11,602	652,612
Argo Group International Holdings Ltd.	9,512	527,631
Atlas Financial Holdings, Inc.*	2,168	35,382
Baldwin & Lyons, Inc., Class B	1,968	50,735
Citizens, Inc./Texas*	9,231	70,156
CNO Financial Group, Inc.	69,952	1,204,573
Crawford & Co., Class B	5,337	54,864
Donegal Group, Inc., Class A	1,519	24,274
eHealth, Inc.*	3,278	81,688
EMC Insurance Group, Inc.	905	32,091
Employers Holdings, Inc.	13,340	313,623
Enstar Group Ltd.*	3,165	483,897
FBL Financial Group, Inc., Class A	3,365	195,271
Federated National Holding Co.	2,515	60,762
Fidelity & Guaranty Life	1,908	46,307
First American Financial Corp.	36,760	1,246,164

Global Indemnity plc*	2,702	$76,656
Greenlight Capital Reinsurance Ltd., Class A*	10,096	329,634
Hallmark Financial Services, Inc.*	5,642	68,212
HCI Group, Inc.	1,952	84,404
Heritage Insurance Holdings, Inc.*	1,289	25,045
Horace Mann Educators Corp.	15,087	500,587
Independence Holding Co.	1,507	21,023
Infinity Property & Casualty Corp.	4,317	333,531
Kansas City Life Insurance Co.	668	32,084
Kemper Corp.	17,224	621,959
Maiden Holdings Ltd.	19,341	247,371
Meadowbrook Insurance Group, Inc.	9,502	80,387
Montpelier Reinsurance Holdings Ltd.	13,082	468,597
National General Holdings Corp.	13,100	243,791
National Interstate Corp.	1,304	38,859
National Western Life Insurance Co., Class A	714	192,245
Navigators Group, Inc.*	3,843	281,846
OneBeacon Insurance Group Ltd., Class A	5,429	87,950
Phoenix Cos., Inc.*	1,041	71,694
Platinum Underwriters Holdings Ltd.	8,728	640,810
Primerica, Inc.	19,319	1,048,249
RLI Corp.	15,796	780,322
Safety Insurance Group, Inc.	5,263	336,885
Selective Insurance Group, Inc.	20,550	558,344
State Auto Financial Corp.	2,830	62,883
State National Cos., Inc.	4,384	52,520
Stewart Information Services Corp.	7,593	281,245
Symetra Financial Corp.	28,003	645,469
Third Point Reinsurance Ltd.*	21,178	306,869
United Fire Group, Inc.	7,079	210,459
United Insurance Holdings Corp.	3,115	68,374
Universal Insurance Holdings, Inc.	11,144	227,895

		15,523,033

Real Estate Investment Trusts (REITs) (5.2%)
Acadia Realty Trust (REIT)	21,791	697,966
AG Mortgage Investment Trust, Inc. (REIT)	11,021	204,660
Agree Realty Corp. (REIT)	5,906	183,618
Alexander’s, Inc. (REIT)	732	320,016
Altisource Residential Corp. (REIT)	21,656	420,126
American Assets Trust, Inc. (REIT)	12,977	516,614
American Capital Mortgage Investment Corp. (REIT)	19,103	359,901
American Realty Capital Healthcare Trust, Inc. (REIT)	62,801	747,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

American Residential Properties, Inc. (REIT)*	12,259	$215,391
AmREIT, Inc. (REIT)	7,041	186,868
Anworth Mortgage Asset Corp. (REIT)	52,492	275,583
Apollo Commercial Real Estate Finance, Inc. (REIT)	16,426	268,729
Apollo Residential Mortgage, Inc. (REIT)	9,942	156,785
Ares Commercial Real Estate Corp. (REIT)	5,271	60,511
Armada Hoffler Properties, Inc. (REIT)	4,703	44,631
ARMOUR Residential REIT, Inc. (REIT)	132,926	489,168
Ashford Hospitality Prime, Inc. (REIT)	3,507	60,180
Ashford Hospitality Trust, Inc. (REIT)	25,895	271,380
Associated Estates Realty Corp. (REIT)	21,924	508,856
Aviv REIT, Inc. (REIT)	7,394	254,945
Campus Crest Communities, Inc. (REIT)	12,131	88,678
Capstead Mortgage Corp. (REIT)	33,238	408,163
CareTrust REIT, Inc. (REIT)	3,644	44,931
CatchMark Timber Trust, Inc. (REIT), Class A	3,631	41,103
Cedar Realty Trust, Inc. (REIT)	29,785	218,622
Chambers Street Properties (REIT)	91,573	738,078
Chatham Lodging Trust (REIT)	12,120	351,116
Chesapeake Lodging Trust (REIT)	20,216	752,237
Colony Financial, Inc. (REIT)	40,004	952,895
CorEnergy Infrastructure Trust, Inc. (REIT)	7,912	51,270
CoreSite Realty Corp. (REIT)	7,760	303,028
Cousins Properties, Inc. (REIT)	81,225	927,589
CubeSmart (REIT)	55,934	1,234,463
CyrusOne, Inc. (REIT)	12,186	335,724
CYS Investments, Inc. (REIT)	60,137	524,395
DCT Industrial Trust, Inc. (REIT)	29,355	1,046,799
DiamondRock Hospitality Co. (REIT)	68,865	1,024,023
DuPont Fabros Technology, Inc. (REIT)	22,078	733,873
Dynex Capital, Inc. (REIT)	10,549	87,029
EastGroup Properties, Inc. (REIT)	11,174	707,538
Education Realty Trust, Inc. (REIT)	16,718	611,712
Empire State Realty Trust, Inc. (REIT), Class A	33,918	596,278
EPR Properties (REIT)	20,172	1,162,512
Equity One, Inc. (REIT)	22,621	573,669
Excel Trust, Inc. (REIT)	22,518	301,516
FelCor Lodging Trust, Inc. (REIT)	42,592	460,845

First Industrial Realty Trust, Inc. (REIT)	40,134	$825,155
First Potomac Realty Trust (REIT)	24,099	297,864
Franklin Street Properties Corp. (REIT)	34,576	424,248
Geo Group, Inc. (REIT)	24,742	998,587
Getty Realty Corp. (REIT)	5,615	102,249
Gladstone Commercial Corp. (REIT)	3,253	55,854
Glimcher Realty Trust (REIT)	52,988	728,055
Government Properties Income Trust (REIT)	25,661	590,460
Gramercy Property Trust, Inc. (REIT)	63,451	437,812
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	4,394	62,527
Hatteras Financial Corp. (REIT)	35,932	662,227
Healthcare Realty Trust, Inc. (REIT)	35,219	962,183
Hersha Hospitality Trust (REIT)	70,940	498,708
Highwoods Properties, Inc. (REIT)#	32,032	1,418,377
Hudson Pacific Properties, Inc. (REIT)	19,806	595,368
Inland Real Estate Corp. (REIT)	35,385	387,466
Invesco Mortgage Capital, Inc. (REIT)	43,640	674,674
Investors Real Estate Trust (REIT)	41,175	336,400
iStar Financial, Inc. (REIT)*	32,970	450,040
Kite Realty Group Trust (REIT)	11,012	316,485
LaSalle Hotel Properties (REIT)	38,283	1,549,313
Lexington Realty Trust (REIT)	75,779	832,053
LTC Properties, Inc. (REIT)	12,355	533,365
Mack-Cali Realty Corp. (REIT)	33,216	633,097
Medical Properties Trust, Inc. (REIT)	59,257	816,561
Monmouth Real Estate Investment Corp. (REIT)	21,004	232,514
National Health Investors, Inc. (REIT)	12,962	906,822
New Residential Investment Corp. (REIT)	49,709	634,784
New York Mortgage Trust, Inc. (REIT)	34,412	265,317
New York REIT, Inc. (REIT)	62,991	667,075
One Liberty Properties, Inc. (REIT)	3,624	85,780
Owens Realty Mortgage, Inc. (REIT)	2,052	30,062
Parkway Properties, Inc./Maryland (REIT)	27,820	511,610
Pebblebrook Hotel Trust (REIT)	25,442	1,160,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pennsylvania Real Estate Investment Trust (REIT)	26,587	$623,731
PennyMac Mortgage Investment Trust (REIT)	28,570	602,541
Physicians Realty Trust (REIT)	17,370	288,342
Potlatch Corp. (REIT)	15,759	659,829
PS Business Parks, Inc. (REIT)	6,875	546,837
QTS Realty Trust, Inc. (REIT), Class A	2,238	75,734
RAIT Financial Trust (REIT)	29,702	227,814
Ramco-Gershenson Properties Trust (REIT)	28,931	542,167
Redwood Trust, Inc. (REIT)	29,506	581,268
Resource Capital Corp. (REIT)	55,139	277,901
Retail Opportunity Investments Corp. (REIT)	31,685	531,991
Rexford Industrial Realty, Inc. (REIT)	17,270	271,312
RLJ Lodging Trust (REIT)	46,466	1,558,005
Rouse Properties, Inc. (REIT)	13,930	257,984
Ryman Hospitality Properties, Inc. (REIT)	16,219	855,390
Sabra Health Care REIT, Inc. (REIT)	18,950	575,512
Saul Centers, Inc. (REIT)	3,597	205,712
Select Income REIT (REIT)	13,535	330,389
Silver Bay Realty Trust Corp. (REIT)	13,407	222,020
Sovran Self Storage, Inc. (REIT)	12,285	1,071,498
STAG Industrial, Inc. (REIT)	18,593	455,529
STORE Capital Corp. (REIT)	11,090	239,655
Strategic Hotels & Resorts, Inc. (REIT)*	88,815	1,175,022
Summit Hotel Properties, Inc. (REIT)	29,033	361,171
Sun Communities, Inc. (REIT)	17,740	1,072,560
Sunstone Hotel Investors, Inc. (REIT)	72,640	1,199,286
Terreno Realty Corp. (REIT)	13,775	284,178
Trade Street Residential, Inc. (REIT)	3,521	27,076
UMH Properties, Inc. (REIT)	4,626	44,178
Universal Health Realty Income Trust (REIT)	3,681	177,130
Urstadt Biddle Properties, Inc. (REIT), Class A	7,860	171,977
Washington Real Estate Investment Trust (REIT)	25,462	704,279
Western Asset Mortgage Capital Corp. (REIT)	15,425	226,748
Whitestone REIT (REIT)	4,335	65,502

		56,715,624

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	16,778	658,704
Altisource Asset Management Corp.*	563	174,598
Altisource Portfolio Solutions S.A.*	5,145	173,850
AV Homes, Inc.*	4,182	60,932
Consolidated-Tomoka Land Co.	1,271	70,922

Forestar Group, Inc.*	16,632	$256,133
Kennedy-Wilson Holdings, Inc.	26,504	670,551
Marcus & Millichap, Inc.*	1,513	50,307
RE/MAX Holdings, Inc., Class A	2,025	69,356
St. Joe Co.*	18,845	346,559
Tejon Ranch Co.*	3,476	102,403

		2,634,315

Thrifts & Mortgage Finance (1.0%)
Anchor BanCorp Wisconsin, Inc.*	1,026	35,335
Astoria Financial Corp.	30,763	410,994
Bank Mutual Corp.	10,642	73,004
BankFinancial Corp.	3,640	43,170
BBX Capital Corp., Class A*	1,486	24,445
Beneficial Mutual Bancorp, Inc.*	5,433	66,663
Berkshire Hills Bancorp, Inc.	10,582	282,116
BofI Holding, Inc.*	5,448	423,909
Brookline Bancorp, Inc.	25,680	257,570
Capitol Federal Financial, Inc.	52,889	675,921
Charter Financial Corp./Maryland	2,613	29,919
Clifton Bancorp, Inc.	6,021	81,825
Dime Community Bancshares, Inc.	6,088	99,113
ESB Financial Corp.	2,473	46,839
Essent Group Ltd.*	15,854	407,606
EverBank Financial Corp.	31,432	599,094
Federal Agricultural Mortgage Corp., Class C	1,937	58,769
First Defiance Financial Corp.	1,809	61,615
First Financial Northwest, Inc.	2,210	26,608
Flagstar Bancorp, Inc.*	3,988	62,731
Fox Chase Bancorp, Inc.	2,147	35,790
Franklin Financial Corp./Virginia*	2,428	51,425
Home Loan Servicing Solutions Ltd.	24,990	487,805
HomeStreet, Inc.	2,775	48,313
Kearny Financial Corp.*	2,558	35,173
Ladder Capital Corp. (REIT), Class A*	2,862	56,124
Meridian Bancorp, Inc.*	3,919	43,971
Meta Financial Group, Inc.	1,171	41,032
MGIC Investment Corp.*	118,728	1,106,545
NMI Holdings, Inc., Class A*	9,492	86,662
Northfield Bancorp, Inc.	17,133	253,568
Northwest Bancshares, Inc.	35,675	447,008
OceanFirst Financial Corp.	3,240	55,534
Oritani Financial Corp.	16,180	249,172
PennyMac Financial Services, Inc., Class A*	2,508	43,388
Provident Financial Services, Inc.	21,825	394,160
Radian Group, Inc.	65,202	1,090,177
Stonegate Mortgage Corp.*	2,686	32,125
Territorial Bancorp, Inc.	1,693	36,484
Tree.com, Inc.*	1,154	55,784
TrustCo Bank Corp.	44,256	321,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Community Financial Corp./Ohio	9,303	$49,957
United Financial Bancorp, Inc.	19,939	286,324
Walker & Dunlop, Inc.*	4,181	73,335
Washington Federal, Inc.	37,489	830,381
Waterstone Financial, Inc.	6,455	84,883
WSFS Financial Corp.	3,570	274,497

		10,338,162

Total Financials		146,333,605

Health Care (8.2%)
Biotechnology (3.0%)
ACADIA Pharmaceuticals, Inc.*	27,821	883,317
Acceleron Pharma, Inc.*	6,127	238,708
Achillion Pharmaceuticals, Inc.*	36,021	441,257
Acorda Therapeutics, Inc.*	15,238	622,777
Actinium Pharmaceuticals, Inc.*	3,982	23,454
Adamas Pharmaceuticals, Inc.*	538	9,345
Aegerion Pharmaceuticals, Inc.*	11,293	236,475
Agenus, Inc.*	11,673	46,342
Agios Pharmaceuticals, Inc.*	5,200	582,608
Akebia Therapeutics, Inc.*	1,470	17,111
Alder Biopharmaceuticals, Inc.*	1,499	43,606
AMAG Pharmaceuticals, Inc.*	8,171	348,248
Anacor Pharmaceuticals, Inc.*	11,101	358,007
Applied Genetic Technologies Corp.*	1,020	21,440
Ardelyx, Inc.*	928	17,530
Arena Pharmaceuticals, Inc.*	95,445	331,194
ARIAD Pharmaceuticals, Inc.*	61,276	420,966
Array BioPharma, Inc.*	44,725	211,549
Arrowhead Research Corp.*	10,232	75,512
Atara Biotherapeutics, Inc.*	955	25,546
Auspex Pharmaceuticals, Inc.*	1,762	92,470
Avalanche Biotechnologies, Inc.*	1,244	67,176
BioCryst Pharmaceuticals, Inc.*	25,995	316,099
BioSpecifics Technologies Corp.*	680	26,262
BioTime, Inc.*	9,746	36,353
Bluebird Bio, Inc.*	7,502	688,083
Calithera Biosciences, Inc.*	1,366	27,593
Cara Therapeutics, Inc.*	1,043	10,399
Celldex Therapeutics, Inc.*	31,397	572,995
Cellular Dynamics International, Inc.*	1,813	11,658
Cepheid, Inc.*	24,617	1,332,764
Chelsea Therapeutics International Ltd. (b)*†	15,200	1,216
ChemoCentryx, Inc.*	5,127	35,017
Chimerix, Inc.*	10,539	424,300
Clovis Oncology, Inc.*	8,988	503,328
Coherus Biosciences, Inc.*	1,028	16,777
CTI BioPharma Corp.*	34,252	80,835
Cytokinetics, Inc.*	6,353	50,888
Cytori Therapeutics, Inc.*	12,561	6,139
CytRx Corp.*	10,488	28,737
Dicerna Pharmaceuticals, Inc.*	681	11,216
Dyax Corp.*	46,612	655,365
Dynavax Technologies Corp.*	10,275	173,236

Eleven Biotherapeutics, Inc.*	871	$10,347
Emergent Biosolutions, Inc.*	11,067	301,354
Enanta Pharmaceuticals, Inc.*	3,794	192,925
Epizyme, Inc.*	2,406	45,401
Esperion Therapeutics, Inc.*	1,114	45,050
Exact Sciences Corp.*	29,072	797,736
Exelixis, Inc.*	60,763	87,499
FibroGen, Inc.*	1,652	45,166
Five Prime Therapeutics, Inc.*	3,237	87,399
Flexion Therapeutics, Inc.*	1,049	21,179
Foundation Medicine, Inc.*	6,527	145,030
Galectin Therapeutics, Inc.*	3,382	11,736
Galena Biopharma, Inc.*	22,279	33,641
Genocea Biosciences, Inc.*	744	5,208
Genomic Health, Inc.*	6,197	198,118
Geron Corp.*	55,696	181,012
Halozyme Therapeutics, Inc.*	37,605	362,888
Heron Therapeutics, Inc.*	4,241	42,664
Hyperion Therapeutics, Inc.*	2,561	61,464
Idera Pharmaceuticals, Inc.*	11,296	49,815
Immune Design Corp.*	1,103	33,950
ImmunoGen, Inc.*	37,649	229,659
Immunomedics, Inc.*	23,981	115,109
Infinity Pharmaceuticals, Inc.*	20,402	344,590
Inovio Pharmaceuticals, Inc.*	20,720	190,210
Insmed, Inc.*	15,631	241,812
Insys Therapeutics, Inc.*	1,879	79,219
Intrexon Corp.*	13,200	363,396
Ironwood Pharmaceuticals, Inc.*	44,119	675,903
Isis Pharmaceuticals, Inc.#*	40,167	2,479,911
Karyopharm Therapeutics, Inc.*	4,807	179,926
Keryx Biopharmaceuticals, Inc.*	31,550	446,433
Kindred Biosciences, Inc.*	1,952	14,542
Kite Pharma, Inc.*	3,298	190,196
KYTHERA Biopharmaceuticals, Inc.*	5,515	191,260
Lexicon Pharmaceuticals, Inc.*	60,404	54,962
Ligand Pharmaceuticals, Inc.*	7,624	405,673
Loxo Oncology, Inc.*	557	6,545
MacroGenics, Inc.*	7,857	275,545
MannKind Corp.*	84,675	441,580
Merrimack Pharmaceuticals, Inc.*	37,610	424,993
MiMedx Group, Inc.*	37,376	430,945
Mirati Therapeutics, Inc.*	1,338	24,780
Momenta Pharmaceuticals, Inc.*	19,662	236,730
NanoViricides, Inc.*	7,511	20,430
Navidea Biopharmaceuticals, Inc.*	28,275	53,440
NeoStem, Inc.*	4,434	16,716
Neuralstem, Inc.*	12,906	35,104
Neurocrine Biosciences, Inc.*	27,261	609,011
NewLink Genetics Corp.*	7,048	280,158
Northwest Biotherapeutics, Inc.*	7,093	37,948
Novavax, Inc.*	85,380	506,303
NPS Pharmaceuticals, Inc.*	37,275	1,333,327
Ohr Pharmaceutical, Inc.*	3,949	32,935
OncoMed Pharmaceuticals, Inc.*	2,370	51,571

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oncothyreon, Inc.*	14,244	$27,064
Ophthotech Corp.*	5,162	231,619
OPKO Health, Inc.*	67,948	678,801
Orexigen Therapeutics, Inc.*	41,126	249,224
Organovo Holdings, Inc.*	12,853	93,184
Osiris Therapeutics, Inc.*	3,564	56,988
Otonomy, Inc.*	1,286	42,862
OvaScience, Inc.*	5,290	233,924
PDL BioPharma, Inc.	62,818	484,327
Peregrine Pharmaceuticals, Inc.*	33,146	46,073
Portola Pharmaceuticals, Inc.*	14,699	416,276
Progenics Pharmaceuticals, Inc.*	12,829	96,987
Prothena Corp. plc*	9,056	188,003
PTC Therapeutics, Inc.*	8,598	445,118
Puma Biotechnology, Inc.#*	8,199	1,551,825
Radius Health, Inc.*	1,464	56,964
Raptor Pharmaceutical Corp.*	24,507	257,814
Receptos, Inc.*	7,445	912,087
Regado Biosciences, Inc.*	2,882	2,632
Regulus Therapeutics, Inc.*	2,798	44,880
Repligen Corp.*	12,059	238,768
Retrophin, Inc.*	4,008	49,058
Rigel Pharmaceuticals, Inc.*	16,833	38,211
Sage Therapeutics, Inc.*	1,070	39,162
Sangamo BioSciences, Inc.*	24,527	373,056
Sarepta Therapeutics, Inc.*	15,181	219,669
Spectrum Pharmaceuticals, Inc.*	13,270	91,961
Stemline Therapeutics, Inc.*	2,182	37,225
Sunesis Pharmaceuticals, Inc.*	9,305	23,728
Synageva BioPharma Corp.*	8,065	748,351
Synergy Pharmaceuticals, Inc.*	25,238	76,976
Synta Pharmaceuticals Corp.*	11,680	30,952
T2 Biosystems, Inc.*	1,042	20,048
TESARO, Inc.*	6,686	248,652
TG Therapeutics, Inc.*	4,910	77,774
Threshold Pharmaceuticals, Inc.*	9,826	31,247
Tokai Pharmaceuticals, Inc.*	833	12,278
Ultragenyx Pharmaceutical, Inc.*	1,286	56,430
Vanda Pharmaceuticals, Inc.*	13,614	194,952
Verastem, Inc.*	3,936	35,975
Versartis, Inc.*	1,301	29,207
Vitae Pharmaceuticals, Inc.*	907	15,092
Vital Therapies, Inc.*	1,472	36,697
Xencor, Inc.*	2,855	45,794
XOMA Corp.*	32,227	115,695
Zafgen, Inc.*	1,201	37,039
ZIOPHARM Oncology, Inc.*	15,285	77,495

		33,022,486

Health Care Equipment & Supplies (2.0%)
Abaxis, Inc.	8,012	455,322
ABIOMED, Inc.*	15,415	586,695
Accuray, Inc.*	26,521	200,234
Analogic Corp.	4,768	403,420
AngioDynamics, Inc.*	7,653	145,484
Anika Therapeutics, Inc.*	5,017	204,393
Antares Pharma, Inc.*	39,695	102,016
AtriCure, Inc.*	9,558	190,778
Atrion Corp.	381	129,544
Cantel Medical Corp.	12,517	541,485

Cardiovascular Systems, Inc.*	10,118	$304,349
Cerus Corp.*	20,426	127,458
CONMED Corp.	10,649	478,779
CryoLife, Inc.	5,366	60,797
Cyberonics, Inc.*	10,498	584,529
Cynosure, Inc., Class A*	8,100	222,102
Derma Sciences, Inc.*	4,257	39,633
DexCom, Inc.*	25,725	1,416,161
Endologix, Inc.*	25,833	394,987
Exactech, Inc.*	2,999	70,686
GenMark Diagnostics, Inc.*	16,729	227,682
Globus Medical, Inc., Class A*	25,122	597,150
Greatbatch, Inc.*	9,643	475,400
Haemonetics Corp.*	18,994	710,755
HeartWare International, Inc.*	6,085	446,822
ICU Medical, Inc.*	4,604	377,068
Inogen, Inc.*	973	30,523
Insulet Corp.*	19,082	878,917
Integra LifeSciences Holdings Corp.*	9,867	535,087
Invacare Corp.	11,117	186,321
K2M Group Holdings, Inc.*	1,644	34,310
LDR Holding Corp.*	6,220	203,892
Masimo Corp.*	15,222	400,947
Meridian Bioscience, Inc.	18,074	297,498
Merit Medical Systems, Inc.*	17,016	294,887
Natus Medical, Inc.*	12,898	464,844
Neogen Corp.*	12,948	642,091
Nevro Corp.*	1,399	54,099
NuVasive, Inc.*	16,486	777,480
NxStage Medical, Inc.*	23,988	430,105
Ocular Therapeutix, Inc.*	969	22,791
OraSure Technologies, Inc.*	21,084	213,792
Orthofix International N.V.*	7,929	238,346
Oxford Immunotec Global plc*	2,428	33,069
PhotoMedex, Inc.*	2,572	3,935
Quidel Corp.*	12,009	347,300
Rockwell Medical, Inc.*	9,782	100,559
Roka Bioscience, Inc.*	776	3,422
RTI Surgical, Inc.*	10,133	52,692
Second Sight Medical Products, Inc.*	497	5,099
Sientra, Inc.*	785	13,180
Spectranetics Corp.*	15,527	536,924
STAAR Surgical Co.*	13,011	118,530
STERIS Corp.	20,945	1,358,283
SurModics, Inc.*	6,059	133,904
Symmetry Surgical, Inc.*	1,730	13,477
Tandem Diabetes Care, Inc.*	1,603	20,358
Thoratec Corp.*	20,960	680,362
Tornier N.V.*	13,181	336,115
TransEnterix, Inc.*	5,385	15,670
TriVascular Technologies, Inc.*	1,379	17,334
Unilife Corp.*	20,131	67,439
Utah Medical Products, Inc.	696	41,795
Vascular Solutions, Inc.*	3,979	108,070
Veracyte, Inc.*	1,214	11,727
Volcano Corp.*	18,272	326,703
West Pharmaceutical Services, Inc.	25,062	1,334,301
Wright Medical Group, Inc.*	20,005	537,534
Zeltiq Aesthetics, Inc.*	8,975	250,492

		21,667,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.5%)
AAC Holdings, Inc.*	998	$30,858
Acadia Healthcare Co., Inc.*	14,693	899,358
Addus HomeCare Corp.*	1,188	28,833
Adeptus Health, Inc., Class A*	993	37,138
Air Methods Corp.*	15,036	662,035
Alliance HealthCare Services, Inc.*	912	19,143
Almost Family, Inc.*	1,565	45,307
Amedisys, Inc.*	10,866	318,917
AMN Healthcare Services, Inc.*	17,323	339,531
Amsurg Corp.*	15,651	856,579
Bio-Reference Laboratories, Inc.*	9,684	311,147
BioScrip, Inc.*	17,375	121,451
BioTelemetry, Inc.*	4,932	49,468
Capital Senior Living Corp.*	10,259	255,552
Chemed Corp.	6,658	703,551
Civitas Solutions, Inc.*	1,996	33,992
CorVel Corp.*	2,106	78,385
Cross Country Healthcare, Inc.*	5,862	73,158
Ensign Group, Inc.	8,270	367,105
ExamWorks Group, Inc.*	13,762	572,362
Five Star Quality Care, Inc.*	8,265	34,300
Gentiva Health Services, Inc.*	12,328	234,848
Hanger, Inc.*	13,383	293,088
HealthEquity, Inc.*	1,864	47,439
HealthSouth Corp.	31,097	1,195,991
Healthways, Inc.*	12,842	255,299
IPC The Hospitalist Co., Inc.*	7,526	345,368
Kindred Healthcare, Inc.	26,545	482,588
Landauer, Inc.	4,221	144,105
LHC Group, Inc.*	4,910	153,094
Magellan Health, Inc.*	10,420	625,513
Molina Healthcare, Inc.*	10,303	551,520
MWI Veterinary Supply, Inc.*	4,762	809,111
National Healthcare Corp.	4,334	272,348
National Research Corp., Class A	6,532	91,383
Owens & Minor, Inc.	21,710	762,238
PharMerica Corp.*	11,280	233,609
Providence Service Corp.*	2,126	77,471
RadNet, Inc.*	6,109	52,171
Select Medical Holdings Corp.	27,028	389,203
Skilled Healthcare Group, Inc., Class A*	8,686	74,439
Surgical Care Affiliates, Inc.*	3,563	119,895
Team Health Holdings, Inc.*	24,917	1,433,475
Triple-S Management Corp., Class B*	10,279	245,771
Trupanion, Inc.*	1,410	9,771
U.S. Physical Therapy, Inc.	2,278	95,585
Universal American Corp.*	11,544	107,128
WellCare Health Plans, Inc.*	15,567	1,277,428

		16,218,049

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	8,535	99,860
Computer Programs & Systems, Inc.	4,832	293,544
HealthStream, Inc.*	8,287	244,301

HMS Holdings Corp.*	30,085	$635,997
Imprivata, Inc.*	977	12,701
MedAssets, Inc.*	21,716	429,108
Medidata Solutions, Inc.*	19,063	910,258
Merge Healthcare, Inc.*	19,336	68,836
Omnicell, Inc.*	13,584	449,902
Quality Systems, Inc.	18,320	285,609
Vocera Communications, Inc.*	4,315	44,962

		3,475,078

Life Sciences Tools & Services (0.3%)
Accelerate Diagnostics, Inc.*	8,267	158,644
Affymetrix, Inc.*	29,736	293,494
Albany Molecular Research, Inc.*	4,357	70,932
Cambrex Corp.*	12,336	266,704
Enzo Biochem, Inc.*	6,409	28,456
Fluidigm Corp.*	9,603	323,909
Furiex Pharmaceuticals, Inc. (b)*†	2,644	25,832
INC Research Holdings, Inc., Class A*	3,849	98,881
Luminex Corp.*	12,916	242,304
NanoString Technologies, Inc.*	1,879	26,174
Pacific Biosciences of California, Inc.*	10,811	84,758
PAREXEL International Corp.*	19,584	1,088,087
PRA Health Sciences, Inc.*	3,525	85,376
Sequenom, Inc.*	21,871	80,923

		2,874,474

Pharmaceuticals (1.1%)
AcelRx Pharmaceuticals, Inc.*	4,747	31,947
Achaogen, Inc.*	1,277	16,665
Aerie Pharmaceuticals, Inc.*	1,978	57,738
Akorn, Inc.*	23,285	842,917
Alimera Sciences, Inc.*	4,917	27,240
Amphastar Pharmaceuticals, Inc.*	1,565	18,170
Ampio Pharmaceuticals, Inc.*	7,755	26,600
ANI Pharmaceuticals, Inc.*	1,292	72,856
Aratana Therapeutics, Inc.*	5,205	92,753
Auxilium Pharmaceuticals, Inc.*	17,865	614,288
Avanir Pharmaceuticals, Inc.*	65,705	1,113,700
BioDelivery Sciences International, Inc.*	15,554	186,959
Bio-Path Holdings, Inc.*	13,713	36,477
Catalent, Inc.*	18,063	503,596
Cempra, Inc.*	4,493	105,630
Corcept Therapeutics, Inc.*	9,951	29,853
Depomed, Inc.*	20,463	329,659
Dermira, Inc.*	1,277	23,127
Egalet Corp.*	794	4,518
Endocyte, Inc.*	7,051	44,351
Horizon Pharma plc*	22,260	286,931
Impax Laboratories, Inc.*	24,078	762,791
Intersect ENT, Inc.*	1,011	18,754
Intra-Cellular Therapies, Inc.*	3,202	56,515
Lannett Co., Inc.*	9,756	418,337
Medicines Co.*	22,876	632,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nektar Therapeutics*	46,468	$720,254
Omeros Corp.*	11,348	281,203
Omthera Pharmaceuticals, Inc. (b)*†	5,500	3,300
Pacira Pharmaceuticals, Inc.*	12,292	1,089,809
Pain Therapeutics, Inc.*	7,069	14,350
Pernix Therapeutics Holdings, Inc.*	6,248	58,669
Phibro Animal Health Corp., Class A	5,249	165,606
POZEN, Inc.*	5,137	41,096
Prestige Brands Holdings, Inc.*	18,242	633,362
Relypsa, Inc.*	5,755	177,254
Repros Therapeutics, Inc.*	4,382	43,689
Revance Therapeutics, Inc.*	1,552	26,291
Sagent Pharmaceuticals, Inc.*	6,603	165,801
SciClone Pharmaceuticals, Inc.*	16,797	147,142
Sucampo Pharmaceuticals, Inc., Class A*	7,889	112,655
Supernus Pharmaceuticals, Inc.*	5,506	45,700
Tetraphase Pharmaceuticals, Inc.*	8,745	347,264
TherapeuticsMD, Inc.*	30,712	136,668
Theravance Biopharma, Inc.*	6,450	96,234
Theravance, Inc.	30,647	433,655
VIVUS, Inc.*	22,643	65,212
XenoPort, Inc.*	15,131	132,699
Zogenix, Inc.*	23,097	31,643
ZS Pharma, Inc.*	1,234	51,297

		11,376,204

Total Health Care		88,634,224

Industrials (7.7%)
Aerospace & Defense (1.0%)
AAR Corp.	14,067	390,781
Aerovironment, Inc.*	3,532	96,247
American Science & Engineering, Inc.	1,443	74,892
Astronics Corp.*	6,995	386,893
Cubic Corp.	7,855	413,487
Curtiss-Wright Corp.	16,894	1,192,547
DigitalGlobe, Inc.*	27,402	848,640
Ducommun, Inc.*	2,047	51,748
Engility Holdings, Inc.*	7,347	314,452
Esterline Technologies Corp.*	11,253	1,234,229
GenCorp, Inc.*	20,350	372,405
HEICO Corp.	23,304	1,407,562
KEYW Holding Corp.*	6,202	64,377
Kratos Defense & Security Solutions, Inc.*	8,451	42,424
LMI Aerospace, Inc.*	2,036	28,708
Moog, Inc., Class A*	14,071	1,041,676
National Presto Industries, Inc.	859	49,856
Orbital Sciences Corp.*	23,094	620,998
SIFCO Industries, Inc.	463	13,496
Sparton Corp.*	1,921	54,441
TASER International, Inc.*	18,437	488,212
Teledyne Technologies, Inc.*	12,969	1,332,435

		10,520,506

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	9,764	$83,580
Atlas Air Worldwide Holdings, Inc.*	9,698	478,111
Echo Global Logistics, Inc.*	8,805	257,106
Forward Air Corp.	10,878	547,925
Hub Group, Inc., Class A*	14,242	542,335
Park-Ohio Holdings Corp.	2,717	171,253
UTi Worldwide, Inc.*	32,150	388,051
XPO Logistics, Inc.*	19,221	785,754

		3,254,115

Airlines (0.3%)
Allegiant Travel Co.	5,093	765,631
Hawaiian Holdings, Inc.*	15,355	399,998
JetBlue Airways Corp.*	88,011	1,395,854
Republic Airways Holdings, Inc.*	18,499	269,900
SkyWest, Inc.	17,667	234,618
Virgin America, Inc.*	5,209	225,289

		3,291,290

Building Products (0.4%)
AAON, Inc.	16,954	379,600
Advanced Drainage Systems, Inc.	2,763	63,494
American Woodmark Corp.*	2,315	93,619
Apogee Enterprises, Inc.	10,725	454,418
Builders FirstSource, Inc.*	8,632	59,302
Continental Building Products, Inc.*	2,230	39,538
Gibraltar Industries, Inc.*	5,669	92,178
Griffon Corp.	13,652	181,572
Insteel Industries, Inc.	3,449	81,327
Masonite International Corp.*	10,910	670,529
NCI Building Systems, Inc.*	5,780	107,046
Norcraft Cos., Inc.*	1,428	27,560
Nortek, Inc.*	3,584	291,487
Patrick Industries, Inc.*	1,535	67,509
PGT, Inc.*	8,870	85,418
Ply Gem Holdings, Inc.*	3,986	55,724
Quanex Building Products Corp.	16,037	301,175
Simpson Manufacturing Co., Inc.	15,827	547,614
Trex Co., Inc.*	12,194	519,220
Universal Forest Products, Inc.	7,863	418,312

		4,536,642

Commercial Services & Supplies (1.3%)
ABM Industries, Inc.	19,844	568,531
ACCO Brands Corp.*	38,871	350,228
ARC Document Solutions, Inc.*	7,734	79,041
Brady Corp., Class A	18,861	515,660
Brink’s Co.	19,540	476,971
Casella Waste Systems, Inc., Class A*	7,222	29,177
CECO Environmental Corp.	3,920	60,917
Cenveo, Inc.*	10,369	21,775
Civeo Corp.	34,907	143,468
Deluxe Corp.	17,121	1,065,782
Ennis, Inc.	4,908	66,111

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

G&K Services, Inc., Class A	7,406	$524,715
Healthcare Services Group, Inc.	26,004	804,304
Heritage-Crystal Clean, Inc.*	2,048	25,252
Herman Miller, Inc.	20,992	617,795
HNI Corp.	15,459	789,337
InnerWorkings, Inc.*	6,712	52,286
Interface, Inc.	26,128	430,328
Kimball International, Inc., Class B	6,344	57,857
Knoll, Inc.	17,673	374,137
Matthews International Corp., Class A	11,716	570,218
McGrath RentCorp	8,885	318,616
Mobile Mini, Inc.	17,245	698,595
MSA Safety, Inc.	10,779	572,257
Multi-Color Corp.	4,611	255,542
NL Industries, Inc.*	1,168	10,045
Performant Financial Corp.*	5,586	37,147
Quad/Graphics, Inc.	10,667	244,914
Quest Resource Holding Corp. (b)*	2,338	3,367
SP Plus Corp.*	2,941	74,201
Steelcase, Inc., Class A	30,249	542,970
Team, Inc.*	6,922	280,064
Tetra Tech, Inc.	22,946	612,658
U.S. Ecology, Inc.	8,220	329,786
UniFirst Corp.	5,403	656,194
United Stationers, Inc.	13,653	575,610
Viad Corp.	7,103	189,366
West Corp.	14,224	469,392

		13,494,614

Construction & Engineering (0.4%)
Aegion Corp.*	16,888	314,286
Ameresco, Inc., Class A*	3,869	27,083
Argan, Inc.	2,371	79,760
Comfort Systems USA, Inc.	15,687	268,561
Dycom Industries, Inc.*	12,926	453,573
EMCOR Group, Inc.	23,135	1,029,276
Furmanite Corp.*	7,119	55,671
Granite Construction, Inc.	15,146	575,851
Great Lakes Dredge & Dock Corp.*	11,313	96,839
Layne Christensen Co.*	3,820	36,443
MasTec, Inc.*	25,075	566,946
MYR Group, Inc.*	8,656	237,174
Northwest Pipe Co.*	1,754	52,831
Orion Marine Group, Inc.*	5,315	58,731
Primoris Services Corp.	14,073	327,057
Sterling Construction Co., Inc.*	3,601	23,010
Tutor Perini Corp.*	14,224	342,372

		4,545,464

Electrical Equipment (0.5%)
AZZ, Inc.	9,112	427,535
Capstone Turbine Corp.*	62,672	46,333
Encore Wire Corp.	8,407	313,833
EnerSys, Inc.	16,518	1,019,491
Enphase Energy, Inc.*	3,431	49,029
Franklin Electric Co., Inc.	18,067	678,055
FuelCell Energy, Inc.*	43,251	66,607
Generac Holdings, Inc.*	23,734	1,109,802

General Cable Corp.	20,939	$311,991
Global Power Equipment Group, Inc.	3,229	44,592
GrafTech International Ltd.*	40,586	205,365
LSI Industries, Inc.	4,142	28,124
Plug Power, Inc.*	31,007	93,021
Polypore International, Inc.*	16,712	786,300
Powell Industries, Inc.	1,730	84,891
Power Solutions International, Inc.*	812	41,907
PowerSecure International, Inc.*	4,250	49,513
Preformed Line Products Co.	485	26,496
Revolution Lighting Technologies, Inc.*	5,948	8,030
TCP International Holdings Ltd.*	1,184	7,282
Thermon Group Holdings, Inc.*	12,438	300,875
Vicor Corp.*	3,134	37,921

		5,736,993

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	12,317	307,925

Machinery (1.7%)
Accuride Corp.*	7,268	31,543
Actuant Corp., Class A	22,939	624,858
Alamo Group, Inc.	1,169	56,626
Albany International Corp., Class A	10,383	394,450
Altra Industrial Motion Corp.	10,995	312,148
American Railcar Industries, Inc.	1,748	90,022
ARC Group Worldwide, Inc.*	570	5,780
Astec Industries, Inc.	6,318	248,361
Barnes Group, Inc.	18,594	688,164
Blount International, Inc.	21,073	370,253
Briggs & Stratton Corp.	16,403	334,949
Chart Industries, Inc.*	11,331	387,520
CIRCOR International, Inc.	6,854	413,159
CLARCOR, Inc.	17,342	1,155,671
Columbus McKinnon Corp.	5,670	158,987
Commercial Vehicle Group, Inc.*	4,967	33,080
Douglas Dynamics, Inc.	5,566	119,279
Dynamic Materials Corp.	2,558	40,979
Energy Recovery, Inc.*	7,312	38,534
EnPro Industries, Inc.*	8,340	523,418
ESCO Technologies, Inc.	9,290	342,801
ExOne Co.*	1,870	31,416
Federal Signal Corp.	25,816	398,599
FreightCar America, Inc.	2,232	58,724
Global Brass & Copper Holdings, Inc.	4,009	52,758
Gorman-Rupp Co.	8,616	276,746
Graham Corp.	1,895	54,519
Greenbrier Cos., Inc.	9,947	534,452
Harsco Corp.	30,023	567,135
Hillenbrand, Inc.	22,242	767,349
Hurco Cos., Inc.	1,230	41,931
Hyster-Yale Materials Handling, Inc.	4,344	317,981

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

John Bean Technologies Corp.	10,861	$356,892
Kadant, Inc.	2,107	89,948
L.B. Foster Co., Class A	1,939	94,177
Lindsay Corp.	4,528	388,231
Lydall, Inc.*	5,839	191,636
Manitex International, Inc.*	2,611	33,186
Meritor, Inc.*	36,811	557,687
Miller Industries, Inc.	2,022	42,037
Mueller Industries, Inc.	20,773	709,190
Mueller Water Products, Inc., Class A	58,173	595,692
NN, Inc.	3,302	67,889
Omega Flex, Inc.	1,349	51,006
Proto Labs, Inc.*	8,280	556,085
RBC Bearings, Inc.	8,964	578,447
Rexnord Corp.*	27,731	782,292
Standex International Corp.	4,678	361,422
Sun Hydraulics Corp.	7,640	300,863
Tennant Co.	6,733	485,921
Titan International, Inc.	8,323	88,474
TriMas Corp.*	15,757	493,037
Twin Disc, Inc.	1,558	30,942
Wabash National Corp.*	27,402	338,689
Watts Water Technologies, Inc., Class A	10,005	634,717
Woodward, Inc.	22,744	1,119,687
Xerium Technologies, Inc.*	2,030	32,033

		18,452,372

Marine (0.1%)
Baltic Trading Ltd.	9,245	23,205
International Shipholding Corp.	1,070	15,943
Knightsbridge Shipping Ltd.	6,283	28,462
Matson, Inc.	15,110	521,597
Navios Maritime Holdings, Inc.	14,895	61,219
Safe Bulkers, Inc.	7,277	28,453
Scorpio Bulkers, Inc.*	24,824	48,903
Ultrapetrol Bahamas Ltd.*	3,822	8,179

		735,961

Professional Services (0.8%)
Acacia Research Corp.	20,724	351,065
Advisory Board Co.*	13,593	665,785
Barrett Business Services, Inc.	1,360	37,264
CBIZ, Inc.*	8,057	68,968
CDI Corp.	2,507	44,399
Corporate Executive Board Co.	11,934	865,573
Corporate Resource Services, Inc.*	3,185	3,822
CRA International, Inc.*	1,692	51,302
Exponent, Inc.	5,155	425,288
Franklin Covey Co.*	2,064	39,959
FTI Consulting, Inc.*	14,548	561,989
GP Strategies Corp.*	2,444	82,925
Heidrick & Struggles International, Inc.	3,384	78,001
Hill International, Inc.*	5,781	22,199
Huron Consulting Group, Inc.*	8,895	608,329
ICF International, Inc.*	8,050	329,889
Insperity, Inc.	9,807	332,359
Kelly Services, Inc., Class A	5,098	86,768
Kforce, Inc.	8,502	205,153

Korn/Ferry International*	18,667	$536,863
Mistras Group, Inc.*	3,043	55,778
Navigant Consulting, Inc.*	20,086	308,722
On Assignment, Inc.*	20,903	693,771
Paylocity Holding Corp.*	1,573	41,071
Pendrell Corp.*	31,362	43,280
Resources Connection, Inc.	13,145	216,235
RPX Corp.*	17,585	242,321
TriNet Group, Inc.*	2,955	92,432
TrueBlue, Inc.*	14,601	324,872
VSE Corp.	796	52,456
WageWorks, Inc.*	12,457	804,349

		8,273,187

Road & Rail (0.4%)
ArcBest Corp.	8,783	407,268
Celadon Group, Inc.	3,916	88,854
FRP Holdings, Inc.*	1,261	49,444
Heartland Express, Inc.	18,603	502,467
Knight Transportation, Inc.	22,131	744,929
Marten Transport Ltd.	4,452	97,321
P.A.M. Transportation Services, Inc.*	544	28,201
Quality Distribution, Inc.*	5,027	53,487
Roadrunner Transportation Systems, Inc.*	10,463	244,311
Saia, Inc.*	8,676	480,303
Swift Transportation Co.*	30,172	863,824
Universal Truckload Services, Inc.	1,229	35,039
USA Truck, Inc.*	1,178	33,455
Werner Enterprises, Inc.	15,841	493,447
YRC Worldwide, Inc.*	11,399	256,364

		4,378,714

Trading Companies & Distributors (0.5%)
Aceto Corp.	10,700	232,190
Aircastle Ltd.	22,645	483,924
Applied Industrial Technologies, Inc.	15,118	689,230
Beacon Roofing Supply, Inc.*	18,859	524,280
CAI International, Inc.*	3,054	70,853
DXP Enterprises, Inc.*	4,506	227,688
Erickson, Inc.*	1,112	9,274
General Finance Corp.*	2,060	20,311
H&E Equipment Services, Inc.	11,069	310,928
Houston Wire & Cable Co.	3,359	40,140
Kaman Corp.	9,520	381,657
Neff Corp., Class A*	1,629	18,359
Rush Enterprises, Inc., Class A*	13,544	434,085
Stock Building Supply Holdings, Inc.*	2,736	41,915
TAL International Group, Inc.*	12,021	523,755
Textainer Group Holdings Ltd.	9,087	311,866
Titan Machinery, Inc.*	3,270	45,584
Watsco, Inc.	8,892	951,444

		5,317,483

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	19,539	273,155

Total Industrials		83,118,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (9.9%)
Communications Equipment (0.9%)
ADTRAN, Inc.	19,451	$424,032
Alliance Fiber Optic Products, Inc.	2,380	34,534
Applied Optoelectronics, Inc.*	2,778	31,169
Aruba Networks, Inc.*	37,630	684,113
Bel Fuse, Inc., Class B	1,860	50,852
Black Box Corp.	4,460	106,594
CalAmp Corp.*	15,335	280,631
Calix, Inc.*	9,331	93,497
Ciena Corp.*	39,853	773,547
Clearfield, Inc.*	2,139	26,331
Comtech Telecommunications Corp.	2,872	90,526
Digi International, Inc.*	3,717	34,531
Emulex Corp.*	13,281	75,303
Extreme Networks, Inc.*	26,329	92,941
Finisar Corp.*	37,862	734,901
Harmonic, Inc.*	33,264	233,181
Infinera Corp.*	44,394	653,480
InterDigital, Inc.	12,717	672,729
Ixia*	21,799	245,239
KVH Industries, Inc.*	4,377	55,369
NETGEAR, Inc.*	13,378	475,989
Numerex Corp., Class A*	2,751	30,426
Oclaro, Inc.*	17,550	31,239
ParkerVision, Inc.*	24,933	22,687
Plantronics, Inc.	14,857	787,718
Polycom, Inc.*	50,920	687,420
Procera Networks, Inc.*	3,894	27,998
Ruckus Wireless, Inc.*	24,058	289,177
ShoreTel, Inc.*	14,090	103,562
Sonus Networks, Inc.*	92,925	368,912
Tessco Technologies, Inc.	1,023	29,667
Ubiquiti Networks, Inc.	11,035	327,077
ViaSat, Inc.*	14,114	889,605

		9,464,977

Electronic Equipment, Instruments & Components (1.5%)
Agilysys, Inc.*	2,662	33,515
Anixter International, Inc.*	9,551	844,881
Badger Meter, Inc.	5,009	297,284
Belden, Inc.	15,397	1,213,438
Benchmark Electronics, Inc.*	20,989	533,960
Checkpoint Systems, Inc.*	16,557	227,328
Cognex Corp.*	29,876	1,234,775
Coherent, Inc.*	9,516	577,812
Control4 Corp.*	2,149	33,030
CTS Corp.	14,258	254,220
CUI Global, Inc.*	3,856	28,727
Daktronics, Inc.	7,104	88,871
DTS, Inc.*	5,980	183,885
Electro Rent Corp.	5,641	79,200
Electro Scientific Industries, Inc.	4,694	36,425
Fabrinet*	13,011	230,815
FARO Technologies, Inc.*	5,990	375,453
FEI Co.	14,953	1,351,004
Gerber Scientific, Inc. (Escrow Shares)(b)*†	21,501	—
GSI Group, Inc.*	8,394	123,560

II-VI, Inc.*	23,134	$315,779
Insight Enterprises, Inc.*	16,127	417,528
InvenSense, Inc.*	26,780	435,443
Itron, Inc.*	14,404	609,145
Kemet Corp.*	9,210	38,682
Kimball Electronics, Inc.*	7,952	95,583
Littelfuse, Inc.	7,940	767,560
Maxwell Technologies, Inc.*	5,654	51,564
Mercury Systems, Inc.*	6,156	85,692
Mesa Laboratories, Inc.	499	38,578
Methode Electronics, Inc.	13,993	510,884
MTS Systems Corp.	5,249	393,832
Multi-Fineline Electronix, Inc.*	4,035	45,313
Newport Corp.*	15,164	289,784
OSI Systems, Inc.*	7,562	535,163
Park Electrochemical Corp.	8,091	201,709
PC Connection, Inc.	2,110	51,800
Plexus Corp.*	11,638	479,602
RealD, Inc.*	8,806	103,911
Rofin-Sinar Technologies, Inc.*	9,944	286,089
Rogers Corp.*	6,422	523,008
Sanmina Corp.*	30,377	714,771
ScanSource, Inc.*	10,131	406,861
Speed Commerce, Inc.*	9,202	28,434
SYNNEX Corp.	10,052	785,664
TTM Technologies, Inc.*	15,377	115,789
Universal Display Corp.*	15,078	418,414
Viasystems Group, Inc.*	3,626	59,031
Vishay Precision Group, Inc.*	2,377	40,789

		16,594,585

Internet Software & Services (1.3%)
Aerohive Networks, Inc.*	1,775	8,520
Amber Road, Inc.*	1,668	17,047
Angie’s List, Inc.*	9,097	56,674
Bankrate, Inc.*	24,068	299,165
Bazaarvoice, Inc.*	12,984	104,391
Benefitfocus, Inc.*	925	30,377
Blucora, Inc.*	17,749	245,824
Borderfree, Inc.*	2,113	18,932
Brightcove, Inc.*	6,040	46,991
Carbonite, Inc.*	3,322	47,405
Care.com, Inc.*	1,269	10,507
ChannelAdvisor Corp.*	3,900	84,162
Cimpress N.V.*	11,741	878,696
comScore, Inc.*	12,856	596,904
Constant Contact, Inc.*	12,870	472,329
Cornerstone OnDemand, Inc.*	19,327	680,310
Cvent, Inc.*	3,377	94,016
Dealertrack Technologies, Inc.*	19,798	877,249
Demand Media, Inc.*	3,239	19,823
Demandware, Inc.*	11,190	643,873
Dice Holdings, Inc.*	7,332	73,393
Digital River, Inc.*	11,189	276,704
E2open, Inc.*	5,762	55,373
EarthLink Holdings Corp.	18,533	81,360
Endurance International Group Holdings, Inc.*	10,244	188,797
Envestnet, Inc.*	11,726	576,216
Everyday Health, Inc.*	1,816	26,786
Five9, Inc.*	2,254	10,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Global Eagle Entertainment, Inc.*	12,370	$168,356
Gogo, Inc.*	20,777	343,444
GrubHub, Inc.*	1,680	61,018
GTT Communications, Inc.*	2,912	38,526
Internap Corp.*	12,551	99,906
Intralinks Holdings, Inc.*	7,349	87,453
j2 Global, Inc.	17,272	1,070,864
Limelight Networks, Inc.*	30,743	85,158
Liquidity Services, Inc.*	4,755	38,848
LivePerson, Inc.*	22,038	310,736
LogMeIn, Inc.*	8,559	422,301
Marchex, Inc., Class B	7,962	36,546
Marin Software, Inc.*	4,953	41,902
Marketo, Inc.*	9,554	312,607
Millennial Media, Inc.*	14,182	22,691
Monster Worldwide, Inc.*	17,198	79,455
NIC, Inc.	22,236	400,026
OPOWER, Inc.*	1,852	26,354
Perficient, Inc.*	14,502	270,172
Q2 Holdings, Inc.*	1,852	34,892
QuinStreet, Inc.*	7,865	47,741
RealNetworks, Inc.*	8,259	58,143
Reis, Inc.	1,632	42,709
Rightside Group Ltd.*	1,739	11,686
Rocket Fuel, Inc.*	3,456	55,711
SciQuest, Inc.*	6,070	87,712
Shutterstock, Inc.*	5,632	389,171
SPS Commerce, Inc.*	6,162	348,954
Stamps.com, Inc.*	5,066	243,117
TechTarget, Inc.*	3,099	35,236
Textura Corp.*	6,510	185,340
Travelzoo, Inc.*	1,405	17,731
Tremor Video, Inc.*	6,660	19,114
TrueCar, Inc.*	1,460	33,434
Trulia, Inc.*	13,701	630,657
Unwired Planet, Inc.*	18,569	18,569
Web.com Group, Inc.*	19,409	368,577
WebMD Health Corp.*	14,391	569,164
Wix.com Ltd.*	3,110	65,310
XO Group, Inc.*	4,711	85,787
Xoom Corp.*	10,529	184,363
YuMe, Inc.*	3,396	17,116
Zix Corp.*	11,338	40,817

		14,029,336

IT Services (1.4%)
Acxiom Corp.*	28,980	587,425
Blackhawk Network Holdings, Inc.*	19,703	764,476
CACI International, Inc., Class A*	8,293	714,691
Cardtronics, Inc.*	15,755	607,828
Cass Information Systems, Inc.	4,424	235,578
Ciber, Inc.*	18,251	64,791
Computer Task Group, Inc.	2,996	28,552
Convergys Corp.	37,551	764,914
CSG Systems International, Inc.	11,895	298,208
Datalink Corp.*	3,821	49,291
EPAM Systems, Inc.*	13,160	628,390
Euronet Worldwide, Inc.*	17,899	982,655
EVERTEC, Inc.	24,450	541,078

ExlService Holdings, Inc.*	13,915	$399,500
Forrester Research, Inc.	2,899	114,105
Global Cash Access Holdings, Inc.*	12,442	88,960
Hackett Group, Inc.	4,861	42,728
Heartland Payment Systems, Inc.	12,322	664,772
Higher One Holdings, Inc.*	7,941	33,432
iGATE Corp.*	13,041	514,859
Information Services Group, Inc.*	6,081	25,662
Lionbridge Technologies, Inc.*	12,152	69,874
Luxoft Holding, Inc.*	1,483	57,110
ManTech International Corp., Class A	8,363	252,813
MAXIMUS, Inc.	24,016	1,317,037
ModusLink Global Solutions, Inc.*	9,024	33,840
MoneyGram International, Inc.*	9,072	82,464
NeuStar, Inc., Class A*	15,413	428,481
PRGX Global, Inc.*	5,650	32,318
Sapient Corp.*	39,527	983,432
Science Applications International Corp.	15,180	751,865
ServiceSource International, Inc.*	13,338	62,422
Sykes Enterprises, Inc.*	14,220	333,743
Syntel, Inc.*	10,966	493,251
TeleTech Holdings, Inc.*	4,779	113,167
Unisys Corp.*	17,446	514,308
Virtusa Corp.*	9,801	408,408
WEX, Inc.*	13,386	1,324,143

		15,410,571

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Energy Industries, Inc.*	16,636	394,273
Alpha & Omega Semiconductor Ltd.*	4,657	41,214
Ambarella, Inc.*	10,688	542,095
Amkor Technology, Inc.*	29,437	209,003
Applied Micro Circuits Corp.*	14,994	97,761
Audience, Inc.*	2,635	11,594
Axcelis Technologies, Inc.*	21,002	53,765
Brooks Automation, Inc.	22,848	291,312
Cabot Microelectronics Corp.*	9,119	431,511
Cascade Microtech, Inc.*	2,392	34,947
Cavium, Inc.*	18,138	1,121,291
CEVA, Inc.*	3,974	72,088
Cirrus Logic, Inc.*	22,985	541,756
Cohu, Inc.	4,585	54,561
Cypress Semiconductor Corp.*	55,401	791,126
Diodes, Inc.*	13,543	373,380
DSP Group, Inc.*	4,155	45,165
Entegris, Inc.*	47,429	626,537
Entropic Communications, Inc.*	16,841	42,608
Exar Corp.*	8,771	89,464
Fairchild Semiconductor International, Inc.*	46,153	779,063
FormFactor, Inc.*	12,057	103,690
Inphi Corp.*	5,894	108,921

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Integrated Device Technology, Inc.*	47,221	$925,532
Integrated Silicon Solution, Inc.	5,829	96,587
International Rectifier Corp.*	24,485	976,951
Intersil Corp., Class A	48,431	700,797
IXYS Corp.	5,121	64,525
Kopin Corp.*	12,368	44,772
Lattice Semiconductor Corp.*	49,397	340,345
MA-COM Technology Solutions Holdings, Inc.*	2,263	70,787
MaxLinear, Inc., Class A*	5,241	38,836
Micrel, Inc.	17,280	250,733
Microsemi Corp.*	33,254	943,749
MKS Instruments, Inc.	18,774	687,128
Monolithic Power Systems, Inc.	13,637	678,304
Nanometrics, Inc.*	4,879	82,065
NVE Corp.*	1,020	72,206
OmniVision Technologies, Inc.*	20,937	544,362
PDF Solutions, Inc.*	7,553	112,238
Pericom Semiconductor Corp.*	4,030	54,566
Photronics, Inc.*	21,508	178,731
PMC-Sierra, Inc.*	63,948	585,764
Power Integrations, Inc.	11,847	612,964
QuickLogic Corp.*	10,328	32,430
Rambus, Inc.*	42,215	468,164
RF Micro Devices, Inc.*	101,252	1,679,771
Rubicon Technology, Inc.*	4,919	22,480
Rudolph Technologies, Inc.*	6,343	64,889
Semtech Corp.*	25,416	700,719
Silicon Image, Inc.*	14,619	80,697
Silicon Laboratories, Inc.*	16,101	766,730
Spansion, Inc., Class A*	22,250	761,395
Synaptics, Inc.*	13,076	900,152
Tessera Technologies, Inc.	18,743	670,250
TriQuint Semiconductor, Inc.*	60,629	1,670,329
Ultra Clean Holdings, Inc.*	6,531	60,608
Ultratech, Inc.*	8,425	156,368
Veeco Instruments, Inc.*	15,206	530,385
Vitesse Semiconductor Corp.*	9,703	36,677
Xcerra Corp.*	10,794	98,873

		23,619,984

Software (2.4%)
A10 Networks, Inc.*	5,789	25,240
ACI Worldwide, Inc.*	40,207	810,975
Actuate Corp. (b)*	8,747	57,730
Advent Software, Inc.	19,099	585,193
American Software, Inc., Class A	4,638	42,252
Aspen Technology, Inc.*	32,505	1,138,325
AVG Technologies N.V.*	13,069	257,982
Barracuda Networks, Inc.*	1,490	53,402
Blackbaud, Inc.	15,820	684,373
Bottomline Technologies de, Inc.*	15,979	403,949
BroadSoft, Inc.*	11,697	339,447
Callidus Software, Inc.*	17,009	277,757
CommVault Systems, Inc.*	16,234	839,135
Comverse, Inc.*	6,035	113,337
Covisint Corp.*	12,796	33,909
Cyan, Inc.*	5,131	12,828
Digimarc Corp.	1,220	33,123

Ebix, Inc.	7,985	$135,665
Ellie Mae, Inc.*	11,653	469,849
EnerNOC, Inc.*	6,900	106,605
Epiq Systems, Inc.	8,621	147,247
ePlus, Inc.*	1,276	96,580
Fair Isaac Corp.	11,723	847,573
FleetMatics Group plc*	13,860	491,891
Gigamon, Inc.*	6,654	117,975
Globant S.A.*	1,139	17,791
Glu Mobile, Inc.*	16,948	66,097
Guidance Software, Inc.*	3,382	24,520
Guidewire Software, Inc.*	23,343	1,181,856
HubSpot, Inc.*	963	32,366
Imperva, Inc.*	8,853	437,604
Infoblox, Inc.*	21,779	440,154
Interactive Intelligence Group, Inc.*	6,611	316,667
Jive Software, Inc.*	8,101	48,849
Kofax Ltd.*	25,580	179,827
Manhattan Associates, Inc.*	26,832	1,092,599
Mavenir Systems, Inc.*	2,196	29,778
Mentor Graphics Corp.	36,761	805,801
MicroStrategy, Inc., Class A*	3,281	532,834
MobileIron, Inc.*	2,143	21,344
Model N, Inc.*	3,615	38,391
Monotype Imaging Holdings, Inc.	14,379	414,547
NetScout Systems, Inc.*	14,001	511,597
Park City Group, Inc.*	1,789	16,137
Paycom Software, Inc.*	1,220	32,123
Pegasystems, Inc.	12,058	250,445
Progress Software Corp.*	18,827	508,706
Proofpoint, Inc.*	13,761	663,693
PROS Holdings, Inc.*	9,664	265,567
QAD, Inc., Class A	1,127	25,493
Qlik Technologies, Inc.*	30,772	950,547
Qualys, Inc.*	7,406	279,577
Rally Software Development Corp.*	4,678	53,189
RealPage, Inc.*	18,330	402,527
Rosetta Stone, Inc.*	3,996	39,001
Rubicon Project, Inc.*	1,483	23,936
Sapiens International Corp. N.V.*	4,581	33,762
SeaChange International, Inc.*	6,638	42,350
Silver Spring Networks, Inc.*	6,573	55,410
SS&C Technologies Holdings, Inc.	24,275	1,419,845
Synchronoss Technologies, Inc.*	12,603	527,562
Take-Two Interactive Software, Inc.*	30,875	865,426
Tangoe, Inc.*	9,189	119,733
TeleCommunication Systems, Inc., Class A*	8,892	27,743
Telenav, Inc.*	5,832	38,899
TiVo, Inc.*	37,099	439,252
TubeMogul, Inc.*	576	12,989
Tyler Technologies, Inc.*	11,334	1,240,393
Ultimate Software Group, Inc.*	10,048	1,475,197
Varonis Systems, Inc.*	1,034	33,946
VASCO Data Security International, Inc.*	11,272	317,983

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Verint Systems, Inc.*	21,402	$1,247,309
VirnetX Holding Corp.*	8,024	44,052
Vringo, Inc.*	13,215	7,270
Yodlee, Inc.*	1,082	13,200
Zendesk, Inc.*	2,138	52,103

		25,840,329

Technology Hardware, Storage & Peripherals (0.2%)
Cray, Inc.*	16,059	553,714
Dot Hill Systems Corp.*	11,221	49,597
Eastman Kodak Co.*	3,526	76,549
Electronics for Imaging, Inc.*	16,394	702,155
Immersion Corp.*	5,296	50,153
Intevac, Inc.*	4,439	34,491
Nimble Storage, Inc.*	1,739	47,823
QLogic Corp.*	31,847	424,202
Quantum Corp.*	41,353	72,781
Silicon Graphics International Corp.*	6,449	73,390
Super Micro Computer, Inc.*	13,271	462,893
Violin Memory, Inc.*	15,066	72,166

		2,619,914

Total Information Technology		107,579,696

Materials (2.6%)
Chemicals (1.2%)
A. Schulman, Inc.	11,127	450,977
Advanced Emissions Solutions, Inc.*	4,004	91,251
American Vanguard Corp.	5,408	62,841
Axiall Corp.	23,973	1,018,133
Balchem Corp.	10,431	695,122
Calgon Carbon Corp.*	17,593	365,583
Chase Corp.	1,266	45,563
Chemtura Corp.*	29,082	719,198
Ferro Corp.*	27,003	349,959
Flotek Industries, Inc.*	19,694	368,869
FutureFuel Corp.	4,073	53,030
H.B. Fuller Co.	17,350	772,596
Hawkins, Inc.	1,968	85,273
Innophos Holdings, Inc.	7,881	460,644
Innospec, Inc.	9,119	389,381
Intrepid Potash, Inc.*	23,142	321,211
KMG Chemicals, Inc.	1,788	35,760
Koppers Holdings, Inc.	7,081	183,964
Kraton Performance Polymers, Inc.*	11,283	234,574
Kronos Worldwide, Inc.	3,733	48,604
Landec Corp.*	5,035	69,533
LSB Industries, Inc.*	8,350	262,524
Marrone Bio Innovations, Inc.*	2,391	8,632
Minerals Technologies, Inc.	11,612	806,453
Olin Corp.	27,885	634,941
OM Group, Inc.	10,730	319,754
OMNOVA Solutions, Inc.*	8,953	72,877
PolyOne Corp.	33,293	1,262,138
Quaker Chemical Corp.	4,966	457,071
Rentech, Inc.*	42,842	53,981
Senomyx, Inc.*	7,988	48,008
Sensient Technologies Corp.	18,007	1,086,542
Stepan Co.	7,608	304,929

Trecora Resources*	3,738	$54,949
Tredegar Corp.	8,236	185,228
Trinseo S.A.*	2,049	35,755
Tronox Ltd., Class A	22,818	544,894
Zep, Inc.	4,354	65,963

		13,026,705

Construction Materials (0.0%)
Headwaters, Inc.*	26,065	390,714
U.S. Concrete, Inc.*	2,646	75,279
United States Lime & Minerals, Inc.	364	26,521

		492,514

Containers & Packaging (0.3%)
AEP Industries, Inc.*	785	45,648
Berry Plastics Group, Inc.*	30,643	966,787
Graphic Packaging Holding Co.*	114,441	1,558,686
Myers Industries, Inc.	4,603	81,013
UFP Technologies, Inc.*	1,175	28,887

		2,681,021

Metals & Mining (0.6%)
A.M. Castle & Co.*	3,468	27,675
AK Steel Holding Corp.*	60,650	360,261
Allied Nevada Gold Corp.*	19,718	17,155
Ampco-Pittsburgh Corp.	1,566	30,146
Century Aluminum Co.*	19,913	485,877
Coeur Mining, Inc.*	35,385	180,817
Commercial Metals Co.	39,114	637,167
Globe Specialty Metals, Inc.	23,918	412,107
Gold Resource Corp.	6,959	23,521
Handy & Harman Ltd.*	731	33,648
Haynes International, Inc.	4,140	200,790
Hecla Mining Co.	144,560	403,322
Horsehead Holding Corp.*	17,915	283,594
Kaiser Aluminum Corp.	6,773	483,795
Materion Corp.	7,259	255,735
Molycorp, Inc.*	34,293	30,198
Noranda Aluminum Holding Corp.	8,236	28,991
Olympic Steel, Inc.	1,706	30,333
RTI International Metals, Inc.*	11,530	291,248
Ryerson Holding Corp.*	1,949	19,354
Schnitzer Steel Industries, Inc., Class A	11,160	251,770
Stillwater Mining Co.*	43,690	643,991
SunCoke Energy, Inc.	25,872	500,364
U.S. Silica Holdings, Inc.	20,022	514,365
Universal Stainless & Alloy Products, Inc.*	1,313	33,022
Walter Energy, Inc.	12,463	17,199
Worthington Industries, Inc.	18,513	557,056

		6,753,501

Paper & Forest Products (0.5%)
Boise Cascade Co.*	14,573	541,387
Clearwater Paper Corp.*	7,384	506,173
Deltic Timber Corp.	4,612	315,461
KapStone Paper and Packaging Corp.	29,396	861,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Louisiana-Pacific Corp.*	48,737	$807,084
Neenah Paper, Inc.	6,751	406,883
P.H. Glatfelter Co.	17,148	438,474
Resolute Forest Products, Inc.*	25,959	457,138
Schweitzer-Mauduit International, Inc.	11,026	466,400
Wausau Paper Corp.	7,984	90,778

		4,891,375

Total Materials		27,845,116

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
8x8, Inc.*	33,824	309,828
Atlantic Tele-Network, Inc.	3,725	251,773
Cincinnati Bell, Inc.*	88,904	283,604
Cogent Communications Holdings, Inc.	18,144	642,116
Consolidated Communications Holdings, Inc.	17,714	492,981
FairPoint Communications, Inc.*	3,821	54,296
General Communication, Inc., Class A*	7,373	101,379
Globalstar, Inc.*	102,147	280,904
Hawaiian Telcom Holdco, Inc.*	5,636	155,384
IDT Corp., Class B	3,131	63,591
inContact, Inc.*	23,560	207,092
Inteliquent, Inc.	11,374	223,272
Intelsat S.A.*	5,108	88,675
Iridium Communications, Inc.*	30,780	300,105
Lumos Networks Corp.	10,321	173,599
magicJack VocalTec Ltd.*	3,373	27,389
ORBCOMM, Inc.*	9,365	61,247
Premiere Global Services, Inc.*	14,748	156,624
Vonage Holdings Corp.*	70,037	266,841

		4,140,700

Wireless Telecommunication Services (0.0%)
Boingo Wireless, Inc.*	4,367	33,495
Leap Wireless International, Inc. (b)*	23,247	58,582
NTELOS Holdings Corp.	8,615	36,097
RingCentral, Inc., Class A*	5,891	87,894
Shenandoah Telecommunications Co.	9,232	288,500
Spok Holdings, Inc.	4,040	70,134

		574,702

Total Telecommunication Services		4,715,402

Utilities (2.0%)
Electric Utilities (0.8%)
ALLETE, Inc.	15,817	872,149
Cleco Corp.	20,816	1,135,305
El Paso Electric Co.	14,811	593,329
Empire District Electric Co.	14,790	439,855
IDACORP, Inc.	17,641	1,167,658
MGE Energy, Inc.	12,569	573,272
NRG Yield, Inc., Class A	9,446	445,284
Otter Tail Corp.	12,626	390,901
PNM Resources, Inc.	28,096	832,484
Portland General Electric Co.	27,449	1,038,396
Spark Energy, Inc., Class A	479	$6,749
UIL Holdings Corp.	19,910	866,881
Unitil Corp.	2,582	94,682

		8,456,945

Gas Utilities (0.7%)
Chesapeake Utilities Corp.	6,084	302,131
Laclede Group, Inc.	14,423	767,304
New Jersey Resources Corp.	14,407	881,708
Northwest Natural Gas Co.	9,934	495,707
ONE Gas, Inc.	17,311	713,559
Piedmont Natural Gas Co., Inc.	28,000	1,103,480
South Jersey Industries, Inc.	11,474	676,163
Southwest Gas Corp.	16,444	1,016,404
WGL Holdings, Inc.	18,657	1,019,045

		6,975,501

Independent Power and Renewable Electricity Producers (0.2%)
Abengoa Yield plc	10,595	289,455
Atlantic Power Corp.	22,520	61,029
Dynegy, Inc.*	42,216	1,281,256
Ormat Technologies, Inc.	3,352	91,107
Pattern Energy Group, Inc.	14,624	360,628
TerraForm Power, Inc., Class A	8,535	263,561
Vivint Solar, Inc.*	3,448	31,791

		2,378,827

Multi-Utilities (0.2%)
Avista Corp.	20,241	715,519
Black Hills Corp.	15,178	805,041
NorthWestern Corp.	16,044	907,770

		2,428,330

Water Utilities (0.1%)
American States Water Co.	13,779	518,917
Artesian Resources Corp., Class A	1,487	33,591
California Water Service Group	15,720	386,869
Connecticut Water Service, Inc.	2,050	74,395
Middlesex Water Co.	2,940	67,797
SJW Corp.	2,935	94,272
York Water Co.	2,348	54,497

		1,230,338

Total Utilities		21,469,941

Total Common Stocks (55.6%) (Cost $383,636,603)		602,908,915

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$4,800	4,398

Total Financials		4,398

Total Corporate Bonds		4,398

Total Long-Term Debt Securities (0.0%) (Cost $4,800)		4,398

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Rights	Value (Note 1)

RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15*	496	$—

Total Consumer Discretionary		—

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	10,858	434

Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15 (b)*†	87	—

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49 (b)*†	3,800	—

Total Rights (0.0%) (Cost $—)		434

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	6,309	$—

Total Investments (55.6%) (Cost $383,641,403)		602,913,747
Other Assets Less Liabilities (44.4%)		480,875,712

Net Assets (100%)		$1,083,789,459

*	Non-income producing.
†	Securities (totaling $30,348 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,648,442.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	4,004	March-15	$467,116,436	$480,760,280	$13,643,844

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$82,653,826	$—	$—		$82,653,826
Consumer Staples	20,062,758	—	—		20,062,758
Energy	20,495,926	—	—		20,495,926
Financials	146,333,605	—	—		146,333,605
Health Care	88,603,876	—	30,348		88,634,224
Industrials	83,118,421	—	—		83,118,421
Information Technology	107,579,696	—	—	(b)	107,579,696
Materials	27,845,116	—	—		27,845,116
Telecommunication Services	4,656,820	58,582	—		4,715,402
Utilities	21,469,941	—	—		21,469,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Corporate Bonds
Financials	$—	$4,398	$—		$4,398
Futures	13,643,844	—	—		13,643,844
Rights
Health Care	434	—	—	(b)	434
Warrants
Energy	—	—	—	(b)	—

Total Assets	$616,464,263	$62,980	$30,348		$616,557,591

Total Liabilities	$—	$—	$—		$—

Total	$616,464,263	$62,980	$30,348		$616,557,591

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$13,643,844	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$38,111,343	$38,111,343

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(16,406,081)	$(16,406,081)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $492,202,000 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$96,118,385
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$179,330,134

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$248,228,211
Aggregate gross unrealized depreciation	(31,003,333)

Net unrealized appreciation	$217,224,878

Federal income tax cost of investments	$385,688,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $383,641,403)	$602,913,747
Cash	461,479,954
Cash held as collateral at broker	21,372,500
Receivable for securities sold	3,762,694
Dividends, interest and other receivables	784,119
Other assets	1,832

Total assets	1,090,314,846

LIABILITIES
Due to broker for futures variation margin	3,883,102
Payable for securities purchased	1,834,415
Investment management fees payable	410,418
Payable to Separate Accounts for Trust shares redeemed	180,269
Administrative fees payable	128,697
Trustees’ fees payable	1,092
Accrued expenses	87,394

Total liabilities	6,525,387

NET ASSETS	$1,083,789,459

Net assets were comprised of:
Paid in capital	$842,917,408
Accumulated undistributed net investment income (loss)	523,570
Accumulated undistributed net realized gain (loss) on investments and futures	7,432,293
Net unrealized appreciation (depreciation) on investments and futures	232,916,188

Net assets	$1,083,789,459

Class IA
Net asset value, offering and redemption price per share, $1,722 / 139 shares outstanding (unlimited amount authorized: $0.01 par value)†	$12.40

Class K
Net asset value, offering and redemption price per share, $1,083,787,737 / 87,277,072 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.42

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $3,657 foreign withholding tax)	$8,122,360
Interest	460,063

Total income	8,582,423

EXPENSES
Investment management fees	5,013,247
Administrative fees	1,658,988
Custodian fees	96,500
Printing and mailing expenses	77,843
Professional fees	51,869
Trustees’ fees	29,647
Distribution fees – Class IA	4
Miscellaneous	39,710

Total expenses	6,967,808

NET INVESTMENT INCOME (LOSS)	1,614,615

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	57,679,482
Futures	38,111,343

Net realized gain (loss)	95,790,825

Change in unrealized appreciation (depreciation) on:
Investments	(37,071,640)
Futures	(16,406,081)

Net change in unrealized appreciation (depreciation)	(53,477,721)

NET REALIZED AND UNREALIZED GAIN (LOSS)	42,313,104

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,927,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,614,615	$1,514,799
Net realized gain (loss) on investments and futures	95,790,825	225,315,620
Net change in unrealized appreciation (depreciation) on investments and futures	(53,477,721)	167,551,106

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,927,719	394,381,525

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class K	(1,764,529)	(1,841,680)

Distributions from net realized capital gains
Class IA	(156)	(278)
Class K	(101,116,639)	(216,741,790)

	(101,116,795)	(216,742,068)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(102,881,324)	(218,583,748)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of distributions [ 13 and 22 shares, respectively ]	156	278
Capital shares repurchased [ 0 and (11,469) shares, respectively ]	—	(140,652)

Total Class IA transactions	156	(140,374)

Class K
Capital shares sold [ 217,226 and 335,669 shares, respectively ]	2,749,602	4,570,222
Capital shares issued in reinvestment of dividends and distributions [ 8,246,660 and 17,020,912 shares, respectively ]	102,881,168	218,583,470
Capital shares repurchased [ (17,964,781) and (16,515,287) shares, respectively ]	(231,050,019)	(231,309,215)

Total Class K transactions	(125,419,249)	(8,155,523)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(125,419,093)	(8,295,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(184,372,698)	167,501,880
NET ASSETS:
Beginning of year	1,268,162,157	1,100,660,277

End of year (a)	$1,083,789,459	$1,268,162,157

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$523,570	$345,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.10	$11.47	$9.95	$12.05	$10.52

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.06)†	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments and futures	0.52	4.31	1.53	(1.47)	2.41

Total from investment operations	0.50	4.25	1.54	(1.46)	2.44

Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.01)	(0.02)
Distributions from net realized gains	(1.20)	(2.62)	(0.01)	(0.63)	(0.89)

Total dividends and distributions	(1.20)	(2.62)	(0.02)	(0.64)	(0.91)

Net asset value, end of year	$12.40	$13.10	$11.47	$9.95	$12.05

Total return	4.01%	37.87%	15.52%	(11.99)%	23.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2	$2	$133	$115	$1,249,913
Ratio of expenses to average net assets:
After reimbursements (f)	0.91%	0.89%	0.90%	0.60%	0.62%
Before reimbursements (f)	0.91%	0.89%	0.90%	0.63%	0.65%
Ratio of net investment income (loss) to average net assets:
After reimbursements (f)	(0.15)%	(0.49)%	0.08%	0.05%	0.24%
Before reimbursements (f)	(0.15)%	(0.49)%	0.08%	0.02%	0.21%
Portfolio turnover rate ^	15%	13%	17%	24%	23%

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$13.10	$11.47	$9.95	$9.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments and futures	0.53	4.26	1.53	0.22

Total from investment operations	0.55	4.28	1.57	0.23

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.04)	(0.01)
Distributions from net realized gains	(1.20)	(2.62)	(0.01)	—

Total dividends and distributions	(1.23)	(2.65)	(0.05)	(0.01)

Net asset value, end of period	$12.42	$13.10	$11.47	$9.95

Total return (b)	4.40%	38.16%	15.82%	2.41%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,083,788	$1,268,161	$1,100,528	$1,066,740
Ratio of expenses to average net assets:
After reimbursements (a)(f)	0.63%	0.64%	0.65%	0.62%
Before reimbursements (a)(f)	0.63%	0.64%	0.65%	0.62%
Ratio of net investment income (loss) to average net assets:
After reimbursements (a)(f)	0.14%	0.12%	0.33%	0.20%
Before reimbursements (a)(f)	0.14%	0.12%	0.33%	0.21%
Portfolio turnover rate ^	15%	13%	17%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.76%	6.19%
S&P 500 Index	13.69	14.10
Barclays U.S. Intermediate Government Bond Index	2.52	2.46
40% Barclays U.S. Intermediate Government Bond/18% MSCI EAFE/4% S&P 400 Index/34% S&P 500 Index/4% Russell 2000® Index	5.30	7.47
* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.76% for the year ended December 31, 2014. The Portfolio’s benchmarks, the S&P 500 Index, the Barclays U.S. Intermediate Government Bond Index and the 40% Barclays U.S. Intermediate Government Bond/18% MSCI EAFE/4% S&P 400 Index/34% S&P 500 Index/4% Russell 2000® Index returned 13.69%, 2.52% and 5.30%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

Current Positioning

In 2014, asset returns were broadly positive, with U.S. equities and real estate equities being notable outperformers and commodities being a notable underperformer. Non-U.S. stocks, both developed and emerging, had negative returns. Bonds, particularly sovereign debt, performed well as rates fell around the world.

The Portfolio held an overweight to return-seeking assets throughout the year driven, in part, by below-average equity-market volatility. However, there were four times when risk spiked; the catalysts were different in each case and the periods of elevated risk proved to be short-lived.

Portfolio Positioning and Outlook

At year end, we were positioned for a modestly pro-risk environment, but we expect volatility to pick up; we had a slight overweight in return-seeking assets with a focus on developed-market stocks, and were underweight bonds. We believe the source of future volatility will likely be uncertainty about liquidity withdrawal by global central banks and tepid bank-lending growth. Mixed evidence on the effectiveness of monetary policy in stimulating growth could also play a part. Due to low yields, the expected return from bonds is diminished. Meantime, strong corporate balance sheets and earnings trends offset slightly rich equity valuations. Taken together, these contribute to an equity risk premium that is more attractive than average. Despite uncertainty around central bank policy, they are broadly accommodative: Low interest rates and high levels of liquidity appear to us to be set to continue, given the absence of inflationary pressure. Recent oil-price declines may also support stronger growth.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	3.86
Weighted Average Coupon (%)	2.08
Weighted Average Modified Duration (Years)*	3.65
Weighted Average Rating**	AAA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2014	% of Net Assets
Government Securities	31.9%
Exchange Traded Funds	14.6
Financials	6.7
Information Technology	4.5
Health Care	4.3
Consumer Discretionary	4.0
Industrials	3.7
Consumer Staples	3.4
Energy	2.4
Materials	1.6
Utilities	1.2
Telecommunication Services	1.1
Cash and Other	20.6

100.0%

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,009.07	$5.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.44	5.82

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.14%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (4.0%)
Auto Components (0.2%)
Aisin Seiki Co., Ltd.	4,100	$147,365
BorgWarner, Inc.	5,060	278,047
Bridgestone Corp.	13,900	483,037
Cie Generale des Etablissements Michelin	3,992	361,924
Continental AG	2,355	500,090
Delphi Automotive plc	6,683	485,988
Denso Corp.	10,400	484,698
GKN plc	35,134	186,357
Goodyear Tire & Rubber Co.	6,100	174,277
Johnson Controls, Inc.	14,795	715,190
Koito Manufacturing Co., Ltd.	2,000	60,999
NGK Spark Plug Co., Ltd.	4,000	120,789
NHK Spring Co., Ltd.	3,000	26,174
NOK Corp.	2,000	50,795
Nokian Renkaat Oyj	2,428	59,471
Pirelli & C. S.p.A.	5,091	68,372
Stanley Electric Co., Ltd.	3,000	64,845
Sumitomo Electric Industries Ltd.	16,100	200,877
Sumitomo Rubber Industries Ltd.	3,600	53,600
Toyoda Gosei Co., Ltd.	1,400	28,270
Toyota Industries Corp.	3,500	178,841
Valeo S.A.	1,616	201,284
Yokohama Rubber Co., Ltd.	4,000	36,544

		4,967,834

Automobiles (0.7%)
Bayerische Motoren Werke (BMW) AG	7,087	769,675
Bayerische Motoren Werke (BMW) AG (Preference) (q)	1,162	95,367
Daihatsu Motor Co., Ltd.	4,000	52,469
Daimler AG (Registered)	20,610	1,719,505
Fiat Chrysler Automobiles N.V.*	18,743	215,084
Ford Motor Co.	86,290	1,337,495
Fuji Heavy Industries Ltd.	13,000	457,796
General Motors Co.	29,950	1,045,554
Harley-Davidson, Inc.	4,850	319,663
Honda Motor Co., Ltd.	34,906	1,015,056
Isuzu Motors Ltd.	12,500	152,508
Mazda Motor Corp.	11,800	283,249
Mitsubishi Motors Corp.	12,700	116,345
Nissan Motor Co., Ltd.	53,200	463,385
Peugeot S.A.*	8,380	102,226
Porsche Automobil Holding SE (Preference) (q)	3,278	266,341
Renault S.A.	4,115	300,706
Suzuki Motor Corp.	7,800	234,476
Toyota Motor Corp.	58,571	3,652,521
Volkswagen AG	632	137,709
Volkswagen AG (Preference) (q)	3,480	777,334
Yamaha Motor Co., Ltd.	5,600	112,624

		13,627,088

Distributors (0.0%)
Genuine Parts Co.	3,385	360,740

Jardine Cycle & Carriage Ltd.	2,467	$79,215

		439,955

Diversified Consumer Services (0.0%)
Benesse Holdings, Inc.	1,400	41,588
H&R Block, Inc.	6,120	206,122

		247,710

Hotels, Restaurants & Leisure (0.5%)
Accor S.A.	3,695	165,559
Carnival Corp.	10,005	453,527
Carnival plc	3,934	177,627
Chipotle Mexican Grill, Inc.*	711	486,687
Compass Group plc	35,907	612,010
Crown Resorts Ltd.	7,795	80,080
Darden Restaurants, Inc.	2,915	170,906
Flight Centre Travel Group Ltd.	1,184	31,316
Galaxy Entertainment Group Ltd.	49,948	278,044
Genting Singapore plc	131,000	106,140
InterContinental Hotels Group plc	5,054	202,524
Marriott International, Inc., Class A	4,820	376,105
McDonald’s Corp.	21,845	2,046,876
McDonald’s Holdings Co. Japan Ltd.	1,408	30,803
Merlin Entertainments plc§	10,849	66,977
MGM China Holdings Ltd.	20,336	51,265
Oriental Land Co., Ltd.	1,100	252,252
Royal Caribbean Cruises Ltd.	3,716	306,310
Sands China Ltd.	51,794	251,916
Shangri-La Asia Ltd.	22,000	30,273
SJM Holdings Ltd.	42,370	67,005
Sodexo S.A.	2,018	197,864
Starbucks Corp.	16,715	1,371,466
Starwood Hotels & Resorts Worldwide, Inc.	4,250	344,547
Tabcorp Holdings Ltd.	16,330	55,090
Tatts Group Ltd.	30,711	86,399
TUI AG*	12,702	210,000
Whitbread plc	3,885	286,701
William Hill plc	18,730	105,330
Wyndham Worldwide Corp.	2,800	240,128
Wynn Macau Ltd.	33,362	93,009
Wynn Resorts Ltd.	1,795	267,024
Yum! Brands, Inc.	9,780	712,473

		10,214,233

Household Durables (0.2%)
Casio Computer Co., Ltd.	4,300	66,036
D.R. Horton, Inc.	7,335	185,502
Electrolux AB	5,149	151,078
Garmin Ltd.	2,680	141,584
Harman International Industries, Inc.	1,500	160,065
Husqvarna AB, Class B	8,732	64,218
Iida Group Holdings Co., Ltd.	3,466	42,095
Leggett & Platt, Inc.	3,005	128,043
Lennar Corp., Class A	3,925	175,879
Mohawk Industries, Inc.*	1,400	217,504
Newell Rubbermaid, Inc.	6,060	230,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nikon Corp.	7,200	$95,602
Panasonic Corp.	47,200	554,537
Persimmon plc*	6,547	160,152
PulteGroup, Inc.	7,435	159,555
Rinnai Corp.	800	53,870
Sekisui Chemical Co., Ltd.	9,000	108,347
Sekisui House Ltd.	11,000	144,076
Sharp Corp.*	32,000	70,916
Sony Corp.	22,400	456,038
Techtronic Industries Co., Ltd.	29,394	94,199
Whirlpool Corp.	1,765	341,951

		3,802,072

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	8,446	2,621,216
Expedia, Inc.	2,227	190,097
Netflix, Inc.*	1,378	470,738
Priceline Group, Inc.*	1,179	1,344,307
Rakuten, Inc.	17,046	237,325
TripAdvisor, Inc.*	2,457	183,440

		5,047,123

Leisure Products (0.0%)
Bandai Namco Holdings, Inc.	3,800	80,657
Hasbro, Inc.	2,525	138,850
Mattel, Inc.	7,510	232,397
Sankyo Co., Ltd.	1,000	34,464
Sega Sammy Holdings, Inc.	3,900	50,035
Shimano, Inc.	1,700	219,895
Yamaha Corp.	3,500	51,986

		808,284

Media (0.9%)
Altice S.A.*	1,856	146,460
Axel Springer SE	847	51,082
Cablevision Systems Corp. – New York Group, Class A	4,780	98,659
CBS Corp. (Non-Voting), Class B	10,795	597,395
Comcast Corp., Class A	57,560	3,339,056
Dentsu, Inc.	4,637	195,141
DIRECTV*	11,155	967,138
Discovery Communications, Inc., Class A*	3,255	112,135
Discovery Communications, Inc., Class C*	6,055	204,175
Eutelsat Communications S.A.	3,298	106,616
Gannett Co., Inc.	5,000	159,650
Hakuhodo DY Holdings, Inc.	4,990	47,829
Interpublic Group of Cos., Inc.	9,335	193,888
ITV plc	81,987	273,128
J.C. Decaux S.A.	1,435	49,277
Kabel Deutschland Holding AG*	474	64,461
Lagardere S.C.A.	2,526	65,558
News Corp., Class A*	11,036	173,155
Numericable- SFR*	2,085	102,812
Omnicom Group, Inc.	5,580	432,283
Pearson plc	17,546	322,762
ProSiebenSat.1 Media AG (Registered)	4,683	197,289
Publicis Groupe S.A.	3,989	285,705

REA Group Ltd.	1,128	$41,443
Reed Elsevier N.V.	14,971	357,788
Reed Elsevier plc	24,448	415,943
RTL Group S.A.	829	78,779
Scripps Networks Interactive, Inc., Class A	2,295	172,745
SES S.A. (FDR)	6,504	233,305
Singapore Press Holdings Ltd.	34,000	107,999
Sky plc	22,100	307,593
Telenet Group Holding N.V.*	1,123	63,072
Time Warner Cable, Inc.	6,200	942,772
Time Warner, Inc.	19,045	1,626,824
Toho Co., Ltd.	2,400	54,457
Twenty-First Century Fox, Inc., Class A	41,885	1,608,593
Viacom, Inc., Class B	8,450	635,863
Walt Disney Co.	35,156	3,311,344
Wolters Kluwer N.V.	6,462	197,321
WPP plc	28,201	585,063

		18,926,558

Multiline Retail (0.2%)
Dollar General Corp.*	6,760	477,932
Dollar Tree, Inc.*	4,570	321,637
Don Quijote Holdings Co., Ltd.	1,300	88,795
Family Dollar Stores, Inc.	2,110	167,133
Harvey Norman Holdings Ltd.	11,886	32,410
Isetan Mitsukoshi Holdings Ltd.	7,100	87,041
J. Front Retailing Co., Ltd.	4,500	52,404
Kohl’s Corp.	4,550	277,732
Macy’s, Inc.	7,860	516,795
Marks & Spencer Group plc	34,997	258,392
Marui Group Co., Ltd.	5,100	46,124
Next plc	3,283	346,277
Nordstrom, Inc.	3,180	252,460
Takashimaya Co., Ltd.	5,000	40,099
Target Corp.	14,100	1,070,331

		4,035,562

Specialty Retail (0.6%)
ABC-Mart, Inc.	600	29,074
AutoNation, Inc.*	1,710	103,301
AutoZone, Inc.*	755	467,428
Bed Bath & Beyond, Inc.*	4,465	340,099
Best Buy Co., Inc.	6,435	250,836
CarMax, Inc.*	4,860	323,579
Dixons Carphone plc	20,937	150,801
Fast Retailing Co., Ltd.	1,200	437,198
GameStop Corp., Class A	2,485	83,993
Gap, Inc.	6,095	256,661
Hennes & Mauritz AB, Class B	20,323	843,035
Hikari Tsushin, Inc.	400	24,348
Home Depot, Inc.	29,935	3,142,277
Inditex S.A.	23,349	669,018
Kingfisher plc	50,695	267,143
L Brands, Inc.	5,455	472,130
Lowe’s Cos., Inc.	21,965	1,511,192
Nitori Holdings Co., Ltd.	1,500	80,608
O’Reilly Automotive, Inc.*	2,315	445,915
PetSmart, Inc.	2,190	178,036
Ross Stores, Inc.	4,690	442,079
Sanrio Co., Ltd.	1,000	24,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Shimamura Co., Ltd.	500	$43,079
Sports Direct International plc*	5,764	63,215
Staples, Inc.	14,320	259,478
Tiffany & Co.	2,500	267,150
TJX Cos., Inc.	15,420	1,057,504
Tractor Supply Co.	3,054	240,716
Urban Outfitters, Inc.*	2,260	79,394
USS Co., Ltd.	4,690	72,174
Yamada Denki Co., Ltd.	18,610	62,115

		12,688,448

Textiles, Apparel & Luxury Goods (0.4%)
adidas AG	4,478	312,108
Asics Corp.	3,000	71,693
Burberry Group plc	9,501	240,742
Christian Dior S.A.	809	138,223
Cie Financiere Richemont S.A. (Registered)	11,174	989,763
Coach, Inc.	6,100	229,116
Fossil Group, Inc.*	1,056	116,941
Hermes International	318	113,391
Hugo Boss AG	904	110,988
Kering	1,622	311,842
Li & Fung Ltd.	124,000	115,965
Luxottica Group S.p.A.	3,601	197,146
LVMH Moet Hennessy Louis Vuitton S.A.	5,978	945,325
Michael Kors Holdings Ltd.*	4,563	342,681
NIKE, Inc., Class B	15,660	1,505,709
Pandora A/S	2,468	200,186
PVH Corp.	1,852	237,371
Ralph Lauren Corp.	1,379	255,336
Swatch Group AG	661	293,509
Swatch Group AG (Registered)	1,062	91,857
Under Armour, Inc., Class A*	3,692	250,687
VF Corp.	7,670	574,483
Yue Yuen Industrial Holdings Ltd.	15,500	55,805

		7,700,867

Total Consumer Discretionary		82,505,734

Consumer Staples (3.4%)
Beverages (0.8%)
Anheuser-Busch InBev N.V.	17,212	1,936,930
Asahi Group Holdings Ltd.	8,200	253,103
Brown-Forman Corp., Class B	3,492	306,737
Carlsberg A/S, Class B	2,290	177,831
Coca-Cola Amatil Ltd.	12,258	92,762
Coca-Cola Co.	87,830	3,708,182
Coca-Cola Enterprises, Inc.	5,015	221,763
Coca-Cola HBC AG (CDI)*	4,288	81,587
Constellation Brands, Inc., Class A*	3,750	368,137
Diageo plc	53,775	1,542,328
Dr. Pepper Snapple Group, Inc.	4,320	309,658
Heineken Holding N.V.	2,158	135,269
Heineken N.V.	4,932	350,366
Kirin Holdings Co., Ltd.	17,000	210,581
Molson Coors Brewing Co., Class B	3,555	264,919
Monster Beverage Corp.*	3,180	344,553

PepsiCo, Inc.	33,550	$3,172,488
Pernod-Ricard S.A.	4,545	503,936
Remy Cointreau S.A.	519	34,666
SABMiller plc	20,701	1,071,324
Suntory Beverage & Food Ltd.	2,976	102,755
Treasury Wine Estates Ltd.	13,936	54,213

		15,244,088

Food & Staples Retailing (0.7%)
Aeon Co., Ltd.	13,900	139,909
Carrefour S.A.	13,371	406,238
Casino Guichard Perrachon S.A.	1,211	111,441
Colruyt S.A.	1,504	69,740
Costco Wholesale Corp.	9,775	1,385,606
CVS Health Corp.	25,760	2,480,946
Delhaize Group S.A.	2,199	159,739
Distribuidora Internacional de Alimentacion S.A.	13,239	89,018
FamilyMart Co., Ltd.	1,200	44,798
ICA Gruppen AB	1,657	64,856
J Sainsbury plc	26,617	101,191
Jeronimo Martins SGPS S.A.	5,387	53,995
Koninklijke Ahold N.V.	19,143	340,287
Kroger Co.	10,855	697,000
Lawson, Inc.	1,400	84,656
Metcash Ltd.	19,335	29,076
Metro AG*	3,468	106,178
Safeway, Inc.	5,080	178,410
Seven & i Holdings Co., Ltd.	16,100	580,738
Sysco Corp.	13,050	517,954
Tesco plc	173,871	505,951
Walgreens Boots Alliance, Inc.	19,555	1,490,091
Wal-Mart Stores, Inc.	35,151	3,018,768
Wesfarmers Ltd.	24,048	814,098
Whole Foods Market, Inc.	7,990	402,856
WM Morrison Supermarkets plc	44,983	128,020
Woolworths Ltd.	26,967	671,892

		14,673,452

Food Products (0.8%)
Ajinomoto Co., Inc.	11,466	212,462
Archer-Daniels-Midland Co.	14,325	744,900
Aryzta AG*	1,867	143,456
Associated British Foods plc	7,625	370,465
Barry Callebaut AG (Registered)*	47	48,136
Calbee, Inc.	1,572	54,267
Campbell Soup Co.	3,940	173,360
Chocoladefabriken Lindt & Spruengli AG (Preference) (q)	3	172,190
Chocoladefabriken Lindt & Sprungli AG	21	103,673
ConAgra Foods, Inc.	9,365	339,762
Danone S.A.	12,402	815,884
General Mills, Inc.	13,635	727,155
Golden Agri-Resources Ltd.	151,000	52,367
Hershey Co.	3,325	345,567
Hormel Foods Corp.	2,995	156,039
J.M. Smucker Co.	2,260	228,215
Kellogg Co.	5,680	371,699
Kerry Group plc, Class A	3,387	234,818
Keurig Green Mountain, Inc.	2,736	362,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kikkoman Corp.	3,000	$73,601
Kraft Foods Group, Inc.	13,185	826,172
McCormick & Co., Inc. (Non-Voting)	2,900	215,470
Mead Johnson Nutrition Co.	4,505	452,933
MEIJI Holdings Co., Ltd.	1,300	118,398
Mondelez International, Inc., Class A	37,505	1,362,369
Nestle S.A. (Registered)	69,026	5,059,712
NH Foods Ltd.	3,000	65,619
Nisshin Seifun Group, Inc.	4,470	43,311
Nissin Foods Holdings Co., Ltd.	1,300	62,212
Orkla ASA	17,448	118,913
Tate & Lyle plc	10,004	93,972
Toyo Suisan Kaisha Ltd.	2,000	64,578
Tyson Foods, Inc., Class A	6,480	259,783
Unilever N.V. (CVA)	34,868	1,369,711
Unilever plc	27,472	1,115,933
WH Group Ltd.*§	78,386	44,745
Wilmar International Ltd.	41,000	100,019
Yakult Honsha Co., Ltd.	1,900	100,269
Yamazaki Baking Co., Ltd.	1,842	22,728

		17,227,096

Household Products (0.5%)
Clorox Co.	2,845	296,477
Colgate-Palmolive Co.	19,110	1,322,221
Henkel AG & Co. KGaA	2,503	243,731
Henkel AG & Co. KGaA (Preference) (q)	3,814	412,578
Kimberly-Clark Corp.	8,320	961,293
Procter & Gamble Co.	60,250	5,488,172
Reckitt Benckiser Group plc	13,911	1,122,219
Svenska Cellulosa AB S.C.A., Class B	12,578	271,635
Unicharm Corp.	7,900	190,111

		10,308,437

Personal Products (0.1%)
Avon Products, Inc.	9,640	90,520
Beiersdorf AG	2,158	176,012
Estee Lauder Cos., Inc., Class A	4,990	380,238
Kao Corp.	11,000	433,945
L’Oreal S.A.	5,381	903,400
Shiseido Co., Ltd.	7,700	107,826

		2,091,941

Tobacco (0.5%)
Altria Group, Inc.	44,095	2,172,561
British American Tobacco plc	39,899	2,167,865
Imperial Tobacco Group plc	20,486	897,146
Japan Tobacco, Inc.	23,545	646,500
Lorillard, Inc.	7,975	501,946
Philip Morris International, Inc.	34,755	2,830,795
Reynolds American, Inc.	6,825	438,643
Swedish Match AB	4,291	133,841

		9,789,297

Total Consumer Staples		69,334,311

Energy (2.4%)
Energy Equipment & Services (0.3%)
Amec Foster Wheeler plc	8,296	$108,578
Baker Hughes, Inc.	9,655	541,356
Cameron International Corp.*	4,530	226,273
Diamond Offshore Drilling, Inc.	1,480	54,331
Ensco plc, Class A	5,180	155,141
FMC Technologies, Inc.*	5,220	244,505
Halliburton Co.	18,915	743,927
Helmerich & Payne, Inc.	2,430	163,831
Nabors Industries Ltd.	6,430	83,461
National Oilwell Varco, Inc.	9,560	626,467
Noble Corp. plc	5,645	93,538
Petrofac Ltd.	5,553	60,226
Saipem S.p.A.*	5,668	59,527
Schlumberger Ltd.	28,850	2,464,079
Seadrill Ltd.	8,444	97,202
Subsea 7 S.A.	6,024	61,431
Technip S.A.	2,190	130,773
Tenaris S.A.	10,108	152,677
Transocean Ltd.	15,281	280,076
WorleyParsons Ltd.	4,491	37,043

		6,384,442

Oil, Gas & Consumable Fuels (2.1%)
Anadarko Petroleum Corp.	11,255	928,537
Apache Corp.	8,535	534,888
BG Group plc	73,008	971,789
BP plc	394,332	2,503,905
Cabot Oil & Gas Corp.	9,240	273,596
Caltex Australia Ltd.	2,890	79,973
Chesapeake Energy Corp.	11,510	225,251
Chevron Corp.	42,280	4,742,970
Cimarex Energy Co.	1,941	205,746
ConocoPhillips Co.	27,370	1,890,172
CONSOL Energy, Inc.	5,110	172,769
Delek Group Ltd.	101	25,344
Denbury Resources, Inc.	7,810	63,495
Devon Energy Corp.	8,560	523,958
Eni S.p.A.	54,453	951,033
EOG Resources, Inc.	12,210	1,124,175
EQT Corp.	3,385	256,244
Exxon Mobil Corp.	121,637	8,775,632
Galp Energia SGPS S.A.	8,254	83,505
Hess Corp.	5,820	429,632
Idemitsu Kosan Co., Ltd.	1,900	31,483
INPEX Corp.	18,781	208,382
JX Holdings, Inc.	48,000	187,003
Kinder Morgan, Inc.	37,873	1,602,407
Koninklijke Vopak N.V.	1,505	77,965
Lundin Petroleum AB*	4,661	66,648
Marathon Oil Corp.	14,970	423,501
Marathon Petroleum Corp.	6,280	566,833
Murphy Oil Corp.	3,705	187,177
Neste Oil Oyj	2,744	66,490
Newfield Exploration Co.*	3,005	81,496
Noble Energy, Inc.	8,000	379,440
Occidental Petroleum Corp.	17,355	1,398,987
OMV AG	3,153	83,434
ONEOK, Inc.	4,610	229,532

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Origin Energy Ltd.	23,623	$222,932
Phillips 66	12,460	893,382
Pioneer Natural Resources Co.	3,180	473,343
QEP Resources, Inc.	3,670	74,207
Range Resources Corp.	3,735	199,636
Repsol S.A.	22,315	414,795
Royal Dutch Shell plc, Class A	84,394	2,797,363
Royal Dutch Shell plc, Class B	52,237	1,794,545
Santos Ltd.	20,939	141,470
Showa Shell Sekiyu KK	4,000	39,422
Southwestern Energy Co.*	7,850	214,226
Spectra Energy Corp.	14,920	541,596
Statoil ASA	23,889	418,641
Tesoro Corp.	2,855	212,269
TonenGeneral Sekiyu KK	6,000	51,291
Total S.A.	45,818	2,362,340
Tullow Oil plc	19,488	123,306
Valero Energy Corp.	11,735	580,883
Williams Cos., Inc.	14,950	671,853
Woodside Petroleum Ltd.	15,872	493,430

		43,074,322

Total Energy		49,458,764

Financials (6.7%)
Banks (3.0%)
Aozora Bank Ltd.	24,000	74,485
Australia & New Zealand Banking Group Ltd.	59,005	1,534,885
Banca Monte dei Paschi di Siena S.p.A.*	93,090	52,932
Banco Bilbao Vizcaya Argentaria S.A.	128,347	1,207,940
Banco Comercial Portugues S.A. (Registered), Class R*	754,017	59,292
Banco de Sabadell S.A.	73,016	191,283
Banco Espirito Santo S.A. (Registered) (b)†	26,714	—
Banco Popolare SC*	7,752	92,799
Banco Popular Espanol S.A.	38,233	189,302
Banco Santander S.A.	264,543	2,212,062
Bank Hapoalim B.M.	22,615	106,657
Bank Leumi Le-Israel B.M.*	28,386	97,383
Bank of America Corp.	233,994	4,186,153
Bank of East Asia Ltd.	27,400	109,899
Bank of Ireland*	588,820	219,412
Bank of Kyoto Ltd.	7,415	62,021
Bank of Queensland Ltd.	7,760	76,685
Bank of Yokohama Ltd.	24,000	130,260
Bankia S.A.*	98,610	146,191
Bankinter S.A.	14,430	115,059
Barclays plc	351,509	1,321,498
BB&T Corp.	15,965	620,879
Bendigo & Adelaide Bank Ltd.	9,600	99,773
BNP Paribas S.A.	23,950	1,407,404
BOC Hong Kong Holdings Ltd.	79,000	263,023
CaixaBank S.A.	49,035	254,696
Chiba Bank Ltd.	16,000	105,013
Chugoku Bank Ltd.	3,475	47,449
Citigroup, Inc.	67,430	3,648,637
Comerica, Inc.	4,020	188,297
Commerzbank AG*	20,714	275,180
Commonwealth Bank of Australia	34,704	2,410,203

Credit Agricole S.A.	27,909	$358,790
Danske Bank A/S	14,033	377,693
DBS Group Holdings Ltd.	37,000	571,370
DNB ASA	20,919	308,437
Erste Group Bank AG	5,980	137,100
Fifth Third Bancorp	18,525	377,447
Fukuoka Financial Group, Inc.	16,000	82,608
Gunma Bank Ltd.	8,000	51,893
Hachijuni Bank Ltd.	8,000	51,495
Hang Seng Bank Ltd.	16,400	272,690
Hiroshima Bank Ltd.	10,000	47,533
Hokuhoku Financial Group, Inc.	26,000	52,549
HSBC Holdings plc	409,887	3,873,627
Huntington Bancshares, Inc./Ohio	18,155	190,991
ING Groep N.V. (CVA)*	82,572	1,069,110
Intesa Sanpaolo S.p.A.	269,065	769,753
Iyo Bank Ltd.	5,000	54,196
Joyo Bank Ltd.	14,000	69,474
JPMorgan Chase & Co.	83,680	5,236,694
KBC Groep N.V.*	5,361	297,538
KeyCorp	19,500	271,050
Lloyds Banking Group plc*	1,222,192	1,443,246
M&T Bank Corp.	2,940	369,323
Mitsubishi UFJ Financial Group, Inc.	272,862	1,495,596
Mizrahi Tefahot Bank Ltd.*	2,962	31,069
Mizuho Financial Group, Inc.	493,900	829,900
National Australia Bank Ltd.	50,639	1,379,775
Natixis S.A.	31,341	206,093
Nordea Bank AB	65,016	750,902
Oversea-Chinese Banking Corp., Ltd.	62,000	487,281
PNC Financial Services Group, Inc.	12,050	1,099,322
Raiffeisen Bank International AG	2,509	37,487
Regions 4Financial Corp.	30,660	323,770
Resona Holdings, Inc.	47,200	238,224
Royal Bank of Scotland Group plc*	54,121	328,543
Seven Bank Ltd.	12,746	53,645
Shinsei Bank Ltd.	35,000	61,103
Shizuoka Bank Ltd.	11,000	100,618
Skandinaviska Enskilda Banken AB, Class A	32,514	411,286
Societe Generale S.A.	17,296	726,800
Standard Chartered plc	52,873	792,936
Sumitomo Mitsui Financial Group, Inc.	27,300	986,417
Sumitomo Mitsui Trust Holdings, Inc.	71,000	270,963
SunTrust Banks, Inc./Georgia	11,770	493,163
Suruga Bank Ltd.	4,000	73,289
Svenska Handelsbanken AB, Class A	10,684	498,865
Swedbank AB, Class A	19,385	482,356
U.S. Bancorp/Minnesota	40,095	1,802,270
UniCredit S.p.A.	94,127	599,919
Unione di Banche Italiane S.c.p.A.	18,336	130,522
United Overseas Bank Ltd.	28,000	517,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Wells Fargo & Co.	105,730	$5,796,119
Westpac Banking Corp.	66,549	1,789,085
Yamaguchi Financial Group, Inc.	4,092	42,155
Zions Bancorp	4,470	127,440

		60,805,932

Capital Markets (0.7%)
3i Group plc	20,809	144,619
Aberdeen Asset Management plc	19,692	131,525
Affiliated Managers Group, Inc.*	1,226	260,206
Ameriprise Financial, Inc.	4,180	552,805
Bank of New York Mellon Corp.	25,160	1,020,741
BlackRock, Inc.	2,825	1,010,107
Charles Schwab Corp.	25,510	770,147
Credit Suisse Group AG (Registered)*	32,681	819,274
Daiwa Securities Group, Inc.	35,000	272,566
Deutsche Bank AG (Registered)	29,523	892,355
E*TRADE Financial Corp.*	6,425	155,838
Franklin Resources, Inc.	8,735	483,657
Goldman Sachs Group, Inc.	9,120	1,767,730
Hargreaves Lansdown plc	5,077	79,159
ICAP plc	11,795	82,272
Invesco Ltd.	9,590	378,997
Investec plc	11,821	98,750
Julius Baer Group Ltd.*	4,791	218,638
Legg Mason, Inc.	2,255	120,349
Macquarie Group Ltd.	6,188	292,065
Mediobanca S.p.A.	12,908	104,512
Morgan Stanley	34,040	1,320,752
Nomura Holdings, Inc.	77,700	442,158
Northern Trust Corp.	4,900	330,260
Partners Group Holding AG	372	107,883
SBI Holdings, Inc.	4,326	46,974
Schroders plc	2,661	110,286
State Street Corp.	9,425	739,863
T. Rowe Price Group, Inc.	5,845	501,852
UBS Group AG*	78,169	1,343,702

		14,600,042

Consumer Finance (0.2%)
Acom Co., Ltd.*	8,540	25,984
AEON Financial Service Co., Ltd.	2,500	48,873
American Express Co.	20,035	1,864,057
Capital One Financial Corp.	12,472	1,029,564
Credit Saison Co., Ltd.	3,200	59,538
Discover Financial Services	10,290	673,892
Navient Corp.	9,310	201,189

		3,903,097

Diversified Financial Services (0.6%)
ASX Ltd.	4,144	123,697
Berkshire Hathaway, Inc., Class B*	40,570	6,091,585
CME Group, Inc./Illinois	7,030	623,210
Deutsche Boerse AG	4,132	296,116

Eurazeo S.A.	1,904	$132,998
EXOR S.p.A.	2,109	86,042
First Pacific Co., Ltd.	50,642	49,989
Groupe Bruxelles Lambert S.A.	1,727	146,998
Hong Kong Exchanges and Clearing Ltd.	23,800	523,568
Industrivarden AB, Class C	3,507	60,912
Intercontinental Exchange, Inc.	2,560	561,382
Investment AB Kinnevik, Class B	5,039	163,422
Investor AB, Class B	9,750	353,333
Japan Exchange Group, Inc.	5,583	130,075
Leucadia National Corp.	7,045	157,949
London Stock Exchange Group plc	4,828	165,873
McGraw Hill Financial, Inc.	6,010	534,770
Mitsubishi UFJ Lease & Finance Co., Ltd.	10,540	49,807
Moody’s Corp.	4,115	394,258
NASDAQ OMX Group, Inc.	2,595	124,456
ORIX Corp.	28,330	354,150
Pargesa Holding S.A.	662	50,996
Singapore Exchange Ltd.	17,076	100,401
Wendel S.A.	1,352	151,098

		11,427,085

Insurance (1.2%)
ACE Ltd.	7,455	856,430
Admiral Group plc	4,143	84,843
Aegon N.V.	39,043	292,940
Aflac, Inc.	10,070	615,176
Ageas	4,698	166,609
AIA Group Ltd.	257,820	1,419,676
Allianz SE (Registered)	9,772	1,623,654
Allstate Corp.	9,640	677,210
American International Group, Inc.	31,744	1,777,981
AMP Ltd.	63,309	281,725
Aon plc	6,455	612,128
Assicurazioni Generali S.p.A.	24,994	510,764
Assurant, Inc.	1,565	107,093
Aviva plc	63,093	472,766
Baloise Holding AG (Registered)	1,017	129,887
Chubb Corp.	5,360	554,599
Cincinnati Financial Corp.	3,265	169,225
CNP Assurances S.A.	7,925	140,335
Dai-ichi Life Insurance Co., Ltd.	23,078	350,202
Delta Lloyd N.V.	4,267	93,779
Direct Line Insurance Group plc	32,107	144,813
Friends Life Group Ltd.	30,354	171,611
Genworth Financial, Inc., Class A*	11,025	93,712
Gjensidige Forsikring ASA	4,281	69,732
Hannover Rueck SE	1,291	117,103
Hartford Financial Services Group, Inc.	9,965	415,441
Insurance Australia Group Ltd.	50,121	254,109
Legal & General Group plc	127,097	488,156
Lincoln National Corp.	5,775	333,044
Loews Corp.	6,775	284,685
Mapfre S.A.	19,775	66,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Marsh & McLennan Cos., Inc.	12,090	$692,032
Medibank Pvt Ltd.*	58,948	115,982
MetLife, Inc.	25,020	1,353,332
MS&AD Insurance Group Holdings, Inc.	10,900	258,895
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,702	741,665
NN Group N.V.*§	2,622	78,129
Old Mutual plc	105,004	308,808
Principal Financial Group, Inc.	6,075	315,535
Progressive Corp.	11,900	321,181
Prudential Financial, Inc.	10,230	925,406
Prudential plc	54,934	1,264,149
QBE Insurance Group Ltd.	28,724	260,538
RSA Insurance Group plc*	21,707	146,086
Sampo Oyj, Class A	9,569	448,686
SCOR SE	5,800	175,524
Sompo Japan Nipponkoa Holdings, Inc.	7,000	175,910
Sony Financial Holdings, Inc.	3,725	54,929
Standard Life plc	51,187	315,333
Suncorp Group Ltd.	27,540	313,823
Swiss Life Holding AG (Registered)*	687	162,348
Swiss Reinsurance AG*	7,539	630,813
T&D Holdings, Inc.	12,400	149,177
Tokio Marine Holdings, Inc.	14,900	483,874
Torchmark Corp.	2,893	156,714
Travelers Cos., Inc.	7,545	798,638
Tryg A/S	448	50,088
UnipolSai S.p.A.	19,483	52,206
Unum Group	5,640	196,723
Vienna Insurance Group AG Wiener Versicherung Gruppe	822	36,587
XL Group plc	5,880	202,096
Zurich Insurance Group AG*	3,199	1,001,744

		25,562,973

Real Estate Investment Trusts (REITs) (0.7%)
American Tower Corp. (REIT)	8,805	870,374
Apartment Investment & Management Co. (REIT), Class A	3,250	120,737
Ascendas Real Estate Investment Trust (REIT)	43,000	77,187
AvalonBay Communities, Inc. (REIT)	2,915	476,282
Boston Properties, Inc. (REIT)	3,395	436,903
British Land Co. plc (REIT)	20,676	248,382
CapitaCommercial Trust (REIT)	44,000	58,243
CapitaMall Trust (REIT)	51,000	78,476
Corio N.V. (REIT)	1,017	49,632
Crown Castle International Corp. (REIT)	7,450	586,315
Dexus Property Group (REIT)	19,382	109,600
Equity Residential (REIT)	8,060	579,030
Essex Property Trust, Inc. (REIT)	1,403	289,860
Federation Centres (REIT)	30,558	71,120

Fonciere des Regions (REIT)	1,421	$131,492
Gecina S.A. (REIT)	1,201	150,315
General Growth Properties, Inc. (REIT)	13,960	392,695
Goodman Group (REIT)	37,360	172,228
GPT Group (REIT)	36,076	127,455
Hammerson plc (REIT)	16,787	156,900
HCP, Inc. (REIT)	10,200	449,106
Health Care REIT, Inc. (REIT)	7,190	544,067
Host Hotels & Resorts, Inc. (REIT)	16,845	400,406
ICADE (REIT)	1,722	137,888
Intu Properties plc (REIT)	19,649	101,609
Iron Mountain, Inc. (REIT)	4,088	158,042
Japan Prime Realty Investment Corp. (REIT)	17	59,017
Japan Real Estate Investment Corp. (REIT)	27	129,941
Japan Retail Fund Investment Corp. (REIT)	52	109,659
Kimco Realty Corp. (REIT)	9,100	228,774
Klepierre S.A. (REIT)	3,897	167,856
Land Securities Group plc (REIT)	16,918	302,728
Link REIT (REIT)	49,500	308,994
Macerich Co. (REIT)	3,130	261,073
Mirvac Group (REIT)	79,137	114,290
Nippon Building Fund, Inc. (REIT)	31	155,315
Nippon Prologis REIT, Inc. (REIT)	20	43,359
Novion Property Group (REIT)	45,704	78,684
Plum Creek Timber Co., Inc. (REIT)	3,935	168,379
Prologis, Inc. (REIT)	11,112	478,149
Public Storage (REIT)	3,255	601,687
Scentre Group (REIT)*	113,965	324,064
Segro plc (REIT)	15,890	91,085
Simon Property Group, Inc. (REIT)	6,940	1,263,843
Stockland Corp., Ltd. (REIT)	50,274	167,944
Suntec Real Estate Investment Trust (REIT)	50,000	73,908
Unibail-Rodamco SE (REIT)	2,099	536,478
United Urban Investment Corp. (REIT)	54	84,820
Ventas, Inc. (REIT)	6,539	468,846
Vornado Realty Trust (REIT)	3,910	460,246
Westfield Corp. (REIT)	42,257	308,950
Weyerhaeuser Co. (REIT)	11,710	420,272

		14,382,705

Real Estate Management & Development (0.3%)
Aeon Mall Co., Ltd.	2,470	43,679
CapitaLand Ltd.	54,000	134,168
CBRE Group, Inc., Class A*	6,190	212,008
Cheung Kong Holdings Ltd.	30,000	500,586
City Developments Ltd.	9,000	69,487
Daito Trust Construction Co., Ltd.	1,600	181,161
Daiwa House Industry Co., Ltd.	13,000	246,164

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Deutsche Annington Immobilien SE	5,233	$178,003
Deutsche Wohnen AG	6,125	145,531
Global Logistic Properties Ltd.	67,329	125,919
Hang Lung Properties Ltd.	48,000	133,771
Henderson Land Development Co., Ltd.	22,180	153,961
Hulic Co., Ltd.	5,105	50,750
Hysan Development Co., Ltd.	13,000	57,764
Immofinanz AG*	20,540	51,991
Keppel Land Ltd.	14,000	35,989
Kerry Properties Ltd.	13,500	48,773
Lend Lease Group	11,743	156,355
Mitsubishi Estate Co., Ltd.	27,000	571,438
Mitsui Fudosan Co., Ltd.	20,000	537,910
New World Development Co., Ltd.	110,854	126,798
Nomura Real Estate Holdings, Inc.	2,636	45,297
NTT Urban Development Corp.	2,466	24,738
Sino Land Co., Ltd.	64,000	102,729
Sumitomo Realty & Development Co., Ltd.	8,000	272,524
Sun Hung Kai Properties Ltd.	35,000	529,249
Swire Pacific Ltd., Class A	13,500	174,882
Swire Properties Ltd.	25,043	73,907
Swiss Prime Site AG (Registered)*	1,231	90,197
Tokyo Tatemono Co., Ltd.	9,000	65,544
Tokyu Fudosan Holdings Corp.	10,287	70,881
UOL Group Ltd.	10,000	52,478
Wharf Holdings Ltd.	32,000	229,800
Wheelock & Co., Ltd.	19,000	88,219

		5,582,651

Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	10,690	108,183
People’s United Financial, Inc.	6,760	102,617

		210,800

Total Financials		136,475,285

Health Care (4.3%)
Biotechnology (0.6%)
Actelion Ltd. (Registered)*	2,199	252,989
Alexion Pharmaceuticals, Inc.*	4,400	814,132
Amgen, Inc.	16,931	2,696,939
Biogen Idec, Inc.*	5,260	1,785,507
Celgene Corp.*	17,810	1,992,227
CSL Ltd.	10,159	715,306
Gilead Sciences, Inc.*	33,640	3,170,906
Grifols S.A.	3,193	127,106
Regeneron Pharmaceuticals, Inc.*	1,650	676,913
Vertex Pharmaceuticals, Inc.*	5,323	632,372

		12,864,397

Health Care Equipment & Supplies (0.6%)
Abbott Laboratories	33,450	1,505,919
Baxter International, Inc.	12,030	881,679
Becton, Dickinson and Co.	4,295	597,692
Boston Scientific Corp.*	29,465	390,411

C.R. Bard, Inc.	1,695	$282,421
CareFusion Corp.*	4,490	266,437
Cochlear Ltd.	1,222	77,124
Coloplast A/S, Class B	2,378	200,149
Covidien plc	10,035	1,026,380
DENTSPLY International, Inc.	3,155	168,067
Edwards Lifesciences Corp.*	2,349	299,216
Elekta AB, Class B	7,889	80,516
Essilor International S.A.	4,374	486,899
Getinge AB, Class B	4,284	97,306
Intuitive Surgical, Inc.*	827	437,433
Medtronic, Inc.	21,790	1,573,238
Olympus Corp.*	5,200	183,227
Smith & Nephew plc	19,113	350,903
Sonova Holding AG (Registered)	1,151	168,729
St. Jude Medical, Inc.	6,345	412,615
Stryker Corp.	6,635	625,880
Sysmex Corp.	3,100	137,526
Terumo Corp.	6,500	148,036
Varian Medical Systems, Inc.*	2,270	196,378
William Demant Holding A/S*	486	36,888
Zimmer Holdings, Inc.	3,770	427,593

		11,058,662

Health Care Providers & Services (0.5%)
Aetna, Inc.	7,867	698,826
Alfresa Holdings Corp.	3,700	44,716
AmerisourceBergen Corp.	4,735	426,908
Anthem, Inc.	6,085	764,702
Cardinal Health, Inc.	7,470	603,053
Celesio AG	1,088	35,180
Cigna Corp.	5,885	605,625
DaVita HealthCare Partners, Inc.*	3,810	288,569
Express Scripts Holding Co.*	16,589	1,404,591
Fresenius Medical Care AG & Co. KGaA	4,646	347,711
Fresenius SE & Co. KGaA	8,102	423,088
Healthscope Ltd.*	24,098	53,356
Humana, Inc.	3,420	491,215
Laboratory Corp. of America Holdings*	1,915	206,628
McKesson Corp.	5,145	1,067,999
Medipal Holdings Corp.	2,900	33,678
Miraca Holdings, Inc.	1,200	51,713
Patterson Cos., Inc.	1,925	92,592
Quest Diagnostics, Inc.	3,185	213,586
Ramsay Health Care Ltd.	2,812	130,395
Ryman Healthcare Ltd.	8,026	53,282
Sonic Healthcare Ltd.	8,150	122,393
Suzuken Co., Ltd.	1,500	41,456
Tenet Healthcare Corp.*	2,192	111,069
UnitedHealth Group, Inc.	21,635	2,187,082
Universal Health Services, Inc., Class B	2,050	228,083

		10,727,496

Health Care Technology (0.0%)
Cerner Corp.*	6,750	436,455
M3, Inc.	4,152	69,044

		505,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.	7,430	$304,184
Lonza Group AG (Registered)*	1,133	127,686
PerkinElmer, Inc.	2,470	108,013
QIAGEN N.V.*	4,978	116,575
Thermo Fisher Scientific, Inc.	8,865	1,110,696
Waters Corp.*	1,865	210,223

		1,977,377

Pharmaceuticals (2.5%)
AbbVie, Inc.	35,420	2,317,885
Actavis plc*	5,920	1,523,867
Allergan, Inc.	6,630	1,409,472
Astellas Pharma, Inc.	45,900	638,818
AstraZeneca plc	27,026	1,901,160
Bayer AG (Registered)	17,701	2,419,893
Bristol-Myers Squibb Co.	36,855	2,175,551
Chugai Pharmaceutical Co., Ltd.	4,800	117,993
Daiichi Sankyo Co., Ltd.	13,600	190,134
Eisai Co., Ltd.	5,400	209,238
Eli Lilly & Co.	21,870	1,508,811
GlaxoSmithKline plc	103,803	2,220,869
Hisamitsu Pharmaceutical Co., Inc.	1,200	37,672
Hospira, Inc.*	3,720	227,850
Johnson & Johnson	62,790	6,565,950
Kyowa Hakko Kirin Co., Ltd.	4,000	37,653
Mallinckrodt plc*	2,515	249,060
Merck & Co., Inc.	64,160	3,643,646
Merck KGaA	2,767	262,493
Mitsubishi Tanabe Pharma Corp.	5,000	73,270
Mylan, Inc.*	8,315	468,717
Novartis AG (Registered)	49,237	4,528,203
Novo Nordisk A/S, Class B	42,958	1,817,622
Ono Pharmaceutical Co., Ltd.	1,800	159,502
Orion Oyj, Class B	2,138	66,373
Otsuka Holdings Co., Ltd.	8,358	250,672
Perrigo Co. plc	2,980	498,137
Pfizer, Inc.	141,074	4,394,455
Roche Holding AG	15,039	4,076,178
Sanofi S.A.	25,456	2,319,956
Santen Pharmaceutical Co., Ltd.	1,600	85,625
Shionogi & Co., Ltd.	6,400	165,795
Shire plc	12,620	892,906
Sumitomo Dainippon Pharma Co., Ltd.	3,400	33,047
Taisho Pharmaceutical Holdings Co., Ltd.	676	41,238
Takeda Pharmaceutical Co., Ltd.	16,900	701,277
Teva Pharmaceutical Industries Ltd.	18,342	1,053,825
UCB S.A.	2,707	205,435
Zoetis, Inc.	11,138	479,268

		49,969,516

Total Health Care		87,102,947

Industrials (3.7%)
Aerospace & Defense (0.7%)
Airbus Group N.V.	12,589	$625,261
BAE Systems plc	67,557	493,168
Boeing Co.	14,935	1,941,251
Cobham plc	24,371	122,206
Finmeccanica S.p.A.*	8,663	80,436
General Dynamics Corp.	7,075	973,662
Honeywell International, Inc.	17,400	1,738,608
L-3 Communications Holdings, Inc.	1,930	243,585
Lockheed Martin Corp.	6,040	1,163,123
Meggitt plc	17,245	137,845
Northrop Grumman Corp.	4,660	686,838
Precision Castparts Corp.	3,215	774,429
Raytheon Co.	6,920	748,536
Rockwell Collins, Inc.	2,995	253,018
Rolls-Royce Holdings plc*	40,378	543,934
Rolls-Royce Holdings plc (q) (Preference), Class C (b)*†	2,500,470	3,897
Safran S.A.	5,803	357,169
Singapore Technologies Engineering Ltd.	33,000	84,486
Textron, Inc.	6,195	260,872
Thales S.A.	1,993	107,534
United Technologies Corp.	18,925	2,176,375
Zodiac Aerospace	3,981	134,349

		13,650,582

Air Freight & Logistics (0.2%)
Bollore S.A.	11,705	53,123
C.H. Robinson Worldwide, Inc.	3,260	244,141
Deutsche Post AG (Registered)	20,715	677,767
Expeditors International of Washington, Inc.	4,295	191,600
FedEx Corp.	5,895	1,023,726
Royal Mail plc	13,913	92,645
TNT Express N.V.	9,387	62,366
Toll Holdings Ltd.	14,586	69,424
United Parcel Service, Inc., Class B	15,655	1,740,366
Yamato Holdings Co., Ltd.	7,800	153,585

		4,308,743

Airlines (0.1%)
ANA Holdings, Inc.	24,000	59,073
Cathay Pacific Airways Ltd.	25,060	54,530
Delta Air Lines, Inc.	18,738	921,722
Deutsche Lufthansa AG (Registered)	4,935	82,645
easyJet plc	3,398	87,707
International Consolidated Airlines Group S.A.*	21,816	161,481
Japan Airlines Co., Ltd.	2,562	74,838
Qantas Airways Ltd.*	11,753	22,789
Ryanair Holdings plc (ADR)*	210	14,967
Singapore Airlines Ltd.	12,000	104,917
Southwest Airlines Co.	15,225	644,322

		2,228,991

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Building Products (0.1%)
Allegion plc	2,138	$118,574
Asahi Glass Co., Ltd.	21,000	102,545
Assa Abloy AB, Class B	7,152	377,961
Cie de Saint-Gobain	9,726	409,458
Daikin Industries Ltd.	5,100	328,936
Geberit AG (Registered)	810	275,265
LIXIL Group Corp.	5,700	120,544
Masco Corp.	7,920	199,584
TOTO Ltd.	6,000	69,787

		2,002,654

Commercial Services & Supplies (0.2%)
ADT Corp.	3,825	138,580
Aggreko plc	5,481	127,699
Babcock International Group plc	5,375	87,940
Brambles Ltd.	33,466	288,205
Cintas Corp.	2,120	166,293
Dai Nippon Printing Co., Ltd.	12,000	108,303
Edenred	4,408	122,397
G4S plc	33,211	142,926
ISS A/S*	1,987	57,203
Park24 Co., Ltd.	2,100	30,925
Pitney Bowes, Inc.	4,475	109,056
Republic Services, Inc.	5,610	225,803
Secom Co., Ltd.	4,500	258,534
Securitas AB, Class B	6,703	81,215
Societe BIC S.A.	612	81,221
Stericycle, Inc.*	1,915	251,018
Toppan Printing Co., Ltd.	12,000	78,121
Tyco International plc	9,870	432,898
Waste Management, Inc.	9,610	493,185

		3,281,522

Construction & Engineering (0.1%)
ACS Actividades de Construccion y Servicios S.A.	3,750	129,843
Boskalis Westminster N.V.	1,842	100,705
Bouygues S.A.	3,594	129,691
Chiyoda Corp.	3,000	24,675
Ferrovial S.A.	8,918	175,717
Fluor Corp.	3,500	212,205
Jacobs Engineering Group, Inc.*	2,940	131,389
JGC Corp.	4,471	92,143
Kajima Corp.	18,000	74,391
Leighton Holdings Ltd.	2,174	39,555
Obayashi Corp.	14,000	89,978
OCI N.V.*	1,804	62,608
Quanta Services, Inc.*	4,785	135,846
Shimizu Corp.	13,000	88,520
Skanska AB, Class B	8,134	173,894
Taisei Corp.	21,595	122,924
Vinci S.A.	10,471	572,980

		2,357,064

Electrical Equipment (0.3%)
ABB Ltd. (Registered)*	47,070	995,610
Alstom S.A.*	4,632	149,421
AMETEK, Inc.	5,437	286,149
Eaton Corp. plc	10,605	720,716
Emerson Electric Co.	15,535	958,976

Fuji Electric Co., Ltd.	11,000	$43,881
Legrand S.A.	5,668	296,713
Mabuchi Motor Co., Ltd.	1,100	43,350
Mitsubishi Electric Corp.	42,000	500,053
Nidec Corp.	4,700	304,854
OSRAM Licht AG*	1,905	75,062
Prysmian S.p.A.	4,364	79,430
Rockwell Automation, Inc.	3,085	343,052
Schneider Electric SE	11,242	816,865
Vestas Wind Systems A/S*	4,797	173,289

		5,787,421

Industrial Conglomerates (0.7%)
3M Co.	14,410	2,367,851
Danaher Corp.	13,540	1,160,513
General Electric Co.	223,260	5,641,780
Hutchison Whampoa Ltd.	46,000	526,636
Keihan Electric Railway Co., Ltd.	11,000	58,750
Keppel Corp., Ltd.	31,000	206,853
Koninklijke Philips N.V.	20,477	594,553
NWS Holdings Ltd.	32,000	58,685
Roper Industries, Inc.	2,215	346,315
Seibu Holdings, Inc.	2,563	52,290
Sembcorp Industries Ltd.	21,000	70,423
Siemens AG (Registered)	16,972	1,924,798
Smiths Group plc	8,444	142,916
Toshiba Corp.	86,000	364,158

		13,516,521

Machinery (0.6%)
Alfa Laval AB	6,734	127,399
Amada Co., Ltd.	7,000	60,017
Andritz AG	1,559	85,677
Atlas Copco AB, Class A	14,374	400,131
Atlas Copco AB, Class B	8,353	214,036
Caterpillar, Inc.	13,970	1,278,674
CNH Industrial N.V.	20,277	163,461
Cummins, Inc.	3,835	552,892
Deere & Co.	7,980	705,991
Dover Corp.	3,720	266,798
FANUC Corp.	4,136	682,600
Flowserve Corp.	3,060	183,080
GEA Group AG	3,915	173,344
Hino Motors Ltd.	5,816	76,085
Hitachi Construction Machinery Co., Ltd.	2,300	48,764
IHI Corp.	29,000	147,243
Illinois Tool Works, Inc.	8,095	766,596
IMI plc	5,810	113,738
Ingersoll-Rand plc	5,965	378,121
Joy Global, Inc.	2,180	101,414
JTEKT Corp.	4,400	74,522
Kawasaki Heavy Industries Ltd.	30,000	137,001
Komatsu Ltd.	20,000	443,391
Kone Oyj, Class B	6,697	304,167
Kubota Corp.	24,000	348,510
Kurita Water Industries Ltd.	2,200	45,961
Makita Corp.	2,600	117,633
MAN SE	755	84,203
Melrose Industries plc	22,940	94,391
Metso Oyj	2,414	71,999

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Minebea Co., Ltd.	7,000	$102,459
Mitsubishi Heavy Industries Ltd.	65,000	359,396
Nabtesco Corp.	2,523	60,570
NGK Insulators Ltd.	6,000	123,572
NSK Ltd.	10,000	118,434
PACCAR, Inc.	7,890	536,599
Pall Corp.	2,370	239,868
Parker-Hannifin Corp.	3,305	426,180
Pentair plc	4,273	283,813
Sandvik AB	22,822	222,211
Schindler Holding AG	956	137,944
Schindler Holding AG (Registered)	438	62,821
Sembcorp Marine Ltd.	17,000	41,876
SKF AB, Class B	8,480	178,393
SMC Corp.	1,200	312,489
Snap-on, Inc.	1,320	180,497
Stanley Black & Decker, Inc.	3,470	333,398
Sulzer AG (Registered)	514	54,606
Sumitomo Heavy Industries Ltd.	12,000	64,489
THK Co., Ltd.	2,500	60,359
Vallourec S.A.	2,342	63,952
Volvo AB, Class B	32,847	354,742
Wartsila Oyj Abp	3,167	142,116
Weir Group plc	4,568	130,745
Xylem, Inc.	4,050	154,184
Yangzijiang Shipbuilding Holdings Ltd.	41,065	37,294
Zardoya Otis S.A.	3,724	41,211

		13,072,057

Marine (0.0%)
A. P. Moller – Maersk A/S, Class A	83	158,808
A. P. Moller – Maersk A/S, Class B	153	304,120
Kuehne + Nagel International AG (Registered)	1,156	157,136
Mitsui O.S.K. Lines Ltd.	23,000	68,320
Nippon Yusen KK	34,000	96,167

		784,551

Professional Services (0.1%)
Adecco S.A. (Registered)*	3,642	249,491
ALS Ltd.	8,514	36,841
Bureau Veritas S.A.	4,731	104,469
Capita plc	14,150	237,142
Dun & Bradstreet Corp.	810	97,977
Equifax, Inc.	2,710	219,158
Experian plc	21,206	357,697
Intertek Group plc	3,454	125,203
Nielsen N.V.	6,751	301,972
Randstad Holding N.V.	2,699	129,799
Recruit Holdings Co., Ltd.*	3,072	86,973
Robert Half International, Inc.	3,065	178,935
Seek Ltd.	6,923	96,617
SGS S.A. (Registered)	118	240,595

		2,462,869

Road & Rail (0.3%)
Asciano Ltd.	20,878	102,219
Aurizon Holdings Ltd.	45,748	171,403

Central Japan Railway Co.	3,087	$463,117
ComfortDelGro Corp., Ltd.	43,000	84,184
CSX Corp.	22,240	805,755
DSV A/S	3,789	115,104
East Japan Railway Co.	7,200	539,429
Hankyu Hanshin Holdings, Inc.	24,000	129,120
Kansas City Southern	2,450	298,974
Keikyu Corp.	10,000	74,064
Keio Corp.	12,000	86,121
Keisei Electric Railway Co., Ltd.	6,467	78,860
Kintetsu Corp.	38,000	125,334
MTR Corp., Ltd.	31,000	126,611
Nagoya Railroad Co., Ltd.	18,000	67,021
Nippon Express Co., Ltd.	18,000	91,545
Norfolk Southern Corp.	6,900	756,309
Odakyu Electric Railway Co., Ltd.	13,000	115,359
Ryder System, Inc.	1,180	109,563
Tobu Railway Co., Ltd.	21,000	89,742
Tokyu Corp.	24,000	148,890
Union Pacific Corp.	19,990	2,381,409
West Japan Railway Co.	3,525	167,035

		7,127,168

Trading Companies & Distributors (0.2%)
Ashtead Group plc	10,774	190,476
Brenntag AG	3,307	186,083
Bunzl plc	7,156	195,071
Fastenal Co.	6,050	287,738
ITOCHU Corp.	32,000	342,133
Marubeni Corp.	35,000	209,800
Mitsubishi Corp.	29,600	542,860
Mitsui & Co., Ltd.	36,600	489,275
Noble Group Ltd.	94,000	80,698
Rexel S.A.	5,968	106,570
Sumitomo Corp.	24,100	247,531
Toyota Tsusho Corp.	4,600	106,318
Travis Perkins plc	5,287	152,213
United Rentals, Inc.*	2,150	219,321
W.W. Grainger, Inc.	1,366	348,180
Wolseley plc	5,706	324,833

		4,029,100

Transportation Infrastructure (0.1%)
Abertis Infraestructuras S.A.	8,653	170,949
Aeroports de Paris S.A.	636	77,088
Atlantia S.p.A.	8,838	205,276
Auckland International Airport Ltd.	20,385	67,089
Fraport AG Frankfurt Airport Services Worldwide	791	45,825
Groupe Eurotunnel S.A. (Registered)	10,007	129,176
Hutchison Port Holdings Trust, Class U	121,198	82,229
Kamigumi Co., Ltd.	5,000	44,468
Mitsubishi Logistics Corp.	3,000	43,373
Sydney Airport	23,244	88,841
Transurban Group	38,766	270,996

		1,225,310

Total Industrials		75,834,553

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (4.5%)
Communications Equipment (0.4%)
Alcatel-Lucent*	60,235	$213,845
Cisco Systems, Inc.	113,470	3,156,168
F5 Networks, Inc.*	1,635	213,310
Harris Corp.	2,340	168,059
Juniper Networks, Inc.	8,900	198,648
Motorola Solutions, Inc.	4,905	329,027
Nokia Oyj	80,160	630,902
QUALCOMM, Inc.	37,305	2,772,881
Telefonaktiebolaget LM Ericsson, Class B	65,141	788,919

		8,471,759

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	6,940	373,441
Citizen Holdings Co., Ltd.	5,600	43,083
Corning, Inc.	28,695	657,976
FLIR Systems, Inc.	3,145	101,615
Hamamatsu Photonics KK	1,500	71,677
Hexagon AB, Class B	5,463	168,942
Hirose Electric Co., Ltd.	700	81,491
Hitachi High-Technologies Corp.	1,341	38,692
Hitachi Ltd.	103,000	753,678
Hoya Corp.	9,100	304,677
Ibiden Co., Ltd.	2,500	36,740
Japan Display, Inc.*	7,723	23,622
Keyence Corp.	1,000	442,938
Kyocera Corp.	6,900	316,253
Murata Manufacturing Co., Ltd.	4,400	480,628
Nippon Electric Glass Co., Ltd.	8,000	36,064
Omron Corp.	4,400	197,210
Shimadzu Corp.	5,000	50,885
TDK Corp.	2,700	159,083
TE Connectivity Ltd.	9,090	574,943
Yaskawa Electric Corp.	4,000	51,165
Yokogawa Electric Corp.	4,500	49,535

		5,014,338

Internet Software & Services (0.7%)
Akamai Technologies, Inc.*	3,980	250,581
eBay, Inc.*	25,135	1,410,576
Facebook, Inc., Class A*	46,461	3,624,887
Google, Inc., Class A*	6,354	3,371,814
Google, Inc., Class C*	6,354	3,344,746
Kakaku.com, Inc.	3,113	44,755
Mixi, Inc.	802	29,931
United Internet AG (Registered)	2,633	119,401
VeriSign, Inc.*	2,490	141,930
Yahoo! Japan Corp.	30,474	109,963
Yahoo!, Inc.*	20,550	1,037,981

		13,486,565

IT Services (0.7%)
Accenture plc, Class A	14,060	1,255,699
Alliance Data Systems Corp.*	1,230	351,842
Amadeus IT Holding S.A., Class A	9,102	361,688
AtoS	1,729	136,821
Automatic Data Processing, Inc.	10,725	894,143

Cap Gemini S.A.	3,065	$218,314
Cognizant Technology Solutions Corp., Class A*	13,500	710,910
Computer Sciences Corp.	3,235	203,967
Computershare Ltd.	10,119	96,775
Fidelity National Information Services, Inc.	6,325	393,415
Fiserv, Inc.*	5,520	391,754
Fujitsu Ltd.	39,000	207,748
International Business Machines Corp.	20,645	3,312,284
ITOCHU Techno-Solutions Corp.	500	17,717
MasterCard, Inc., Class A	21,910	1,887,766
Nomura Research Institute Ltd.	2,400	73,694
NTT Data Corp.	2,702	101,006
Otsuka Corp.	1,000	31,647
Paychex, Inc.	7,255	334,963
Teradata Corp.*	3,430	149,822
Total System Services, Inc.	3,665	124,463
Visa, Inc., Class A	10,960	2,873,712
Western Union Co.	11,750	210,443
Xerox Corp.	24,105	334,095

		14,674,688

Semiconductors & Semiconductor Equipment (0.6%)
Advantest Corp.	3,406	42,437
Altera Corp.	6,855	253,224
Analog Devices, Inc.	6,990	388,085
Applied Materials, Inc.	27,115	675,706
ARM Holdings plc	30,063	462,918
ASM Pacific Technology Ltd.	5,100	48,486
ASML Holding N.V.	7,653	819,917
Avago Technologies Ltd.	5,596	562,902
Broadcom Corp., Class A	11,940	517,360
First Solar, Inc.*	1,690	75,365
Infineon Technologies AG	24,137	258,774
Intel Corp.	110,155	3,997,525
KLA-Tencor Corp.	3,680	258,777
Lam Research Corp.	3,579	283,958
Linear Technology Corp.	5,280	240,768
Microchip Technology, Inc.	4,460	201,191
Micron Technology, Inc.*	23,795	833,063
NVIDIA Corp.	11,440	229,372
Rohm Co., Ltd.	2,100	127,404
STMicroelectronics N.V.	13,643	101,744
Texas Instruments, Inc.	23,760	1,270,328
Tokyo Electron Ltd.	2,600	197,306
Xilinx, Inc.	5,945	257,359

		12,103,969

Software (0.9%)
Adobe Systems, Inc.*	10,485	762,259
Autodesk, Inc.*	5,060	303,904
CA, Inc.	7,055	214,825
Citrix Systems, Inc.*	3,630	231,594
COLOPL, Inc.	1,058	23,681
Dassault Systemes S.A.	2,737	166,569
Electronic Arts, Inc.*	6,915	325,109
Gemalto N.V.	1,696	138,539
GungHo Online Entertainment, Inc.	8,630	31,459

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Intuit, Inc.	6,315	$582,180
Konami Corp.	2,100	38,720
Microsoft Corp.	183,335	8,515,911
Nexon Co., Ltd.	2,757	25,707
NICE-Systems Ltd.	1,220	61,758
Nintendo Co., Ltd.	2,300	239,709
Oracle Corp.	72,365	3,254,254
Oracle Corp. Japan	800	32,594
Red Hat, Inc.*	4,175	288,659
Sage Group plc	23,221	167,456
Salesforce.com, Inc.*	12,806	759,524
SAP SE	19,722	1,394,453
Symantec Corp.	15,340	393,548
Trend Micro, Inc.	2,300	62,928

		18,015,340

Technology Hardware, Storage & Peripherals (1.0%)
Apple, Inc.	131,613	14,527,443
Brother Industries Ltd.	5,000	90,714
Canon, Inc.	24,277	771,083
EMC Corp.	45,120	1,341,869
Fujifilm Holdings Corp.	9,900	298,770
Hewlett-Packard Co.	41,525	1,666,398
Konica Minolta, Inc.	9,500	102,472
NEC Corp.	55,000	160,341
NetApp, Inc.	7,090	293,880
Ricoh Co., Ltd.	15,000	152,379
SanDisk Corp.	5,010	490,880
Seagate Technology plc	7,240	481,460
Seiko Epson Corp.	2,800	117,610
Western Digital Corp.	4,880	540,216

		21,035,515

Total Information Technology		92,802,174

Materials (1.6%)
Chemicals (0.9%)
Air Liquide S.A.	7,376	910,114
Air Products and Chemicals, Inc.	4,295	619,468
Air Water, Inc.	3,000	47,558
Airgas, Inc.	1,475	169,890
Akzo Nobel N.V.	5,194	360,176
Arkema S.A.	1,399	92,774
Asahi Kasei Corp.	27,000	247,438
BASF SE	19,660	1,661,932
CF Industries Holdings, Inc.	1,146	312,331
Croda International plc	2,907	119,780
Daicel Corp.	6,000	70,250
Dow Chemical Co.	24,985	1,139,566
E.I. du Pont de Nemours & Co.	20,365	1,505,788
Eastman Chemical Co.	3,320	251,855
Ecolab, Inc.	6,020	629,210
EMS-Chemie Holding AG (Registered)	176	71,456
FMC Corp.	2,950	168,239
Fuchs Petrolub SE (Preference) (q)	1,488	59,929
Givaudan S.A. (Registered)*	198	354,035
Hitachi Chemical Co., Ltd.	2,300	40,743
Incitec Pivot Ltd.	35,424	91,602
International Flavors & Fragrances, Inc.	1,795	181,941

Israel Chemicals Ltd.	9,518	$68,653
Israel Corp., Ltd.*	58	27,567
Johnson Matthey plc	4,387	229,984
JSR Corp.	3,800	65,253
K+S AG (Registered)	3,688	102,412
Kaneka Corp.	6,000	32,263
Kansai Paint Co., Ltd.	5,148	79,560
Koninklijke DSM N.V.	3,690	224,376
Kuraray Co., Ltd.	7,500	85,508
Lanxess AG	1,959	91,139
Linde AG	3,976	741,602
LyondellBasell Industries N.V., Class A	9,466	751,506
Mitsubishi Chemical Holdings Corp.	29,000	141,222
Mitsubishi Gas Chemical Co., Inc.	8,000	40,188
Mitsui Chemicals, Inc.	17,000	48,288
Monsanto Co.	11,670	1,394,215
Mosaic Co.	7,075	322,974
Nippon Paint Holdings Co., Ltd.	3,000	87,076
Nitto Denko Corp.	3,400	190,140
Novozymes A/S, Class B	5,124	214,982
Orica Ltd.	7,979	122,284
PPG Industries, Inc.	3,105	717,721
Praxair, Inc.	6,530	846,027
Sherwin-Williams Co.	1,865	490,570
Shin-Etsu Chemical Co., Ltd.	8,800	572,504
Sigma-Aldrich Corp.	2,660	365,138
Sika AG	47	137,851
Solvay S.A.	1,270	171,566
Sumitomo Chemical Co., Ltd.	31,000	122,737
Symrise AG	2,640	160,100
Syngenta AG (Registered)	1,990	638,990
Taiyo Nippon Sanso Corp.	3,000	33,103
Teijin Ltd.	20,000	53,262
Toray Industries, Inc.	31,000	248,278
Umicore S.A.	2,312	93,121
Yara International ASA	3,844	171,910

		18,990,145

Construction Materials (0.1%)
Boral Ltd.	16,754	71,865
CRH plc	15,826	380,762
Fletcher Building Ltd.	14,723	94,963
HeidelbergCement AG	3,017	214,624
Holcim Ltd. (Registered)*	4,901	348,021
Imerys S.A.	735	54,202
James Hardie Industries plc (CDI)	9,523	101,399
Lafarge S.A.	3,999	280,667
Martin Marietta Materials, Inc.	1,397	154,117
Taiheiyo Cement Corp.	25,000	78,667
Vulcan Materials Co.	2,910	191,274

		1,970,561

Containers & Packaging (0.1%)
Amcor Ltd.	25,829	284,235
Avery Dennison Corp.	2,080	107,910
Ball Corp.	3,090	210,645
MeadWestvaco Corp.	3,740	166,019
Owens-Illinois, Inc.*	3,650	98,514

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Rexam plc	15,070	$105,946
Sealed Air Corp.	4,685	198,785
Toyo Seikan Group Holdings Ltd.	3,565	43,980

		1,216,034

Metals & Mining (0.5%)
Alcoa, Inc.	26,160	413,066
Allegheny Technologies, Inc.	2,415	83,970
Alumina Ltd.*	54,060	78,341
Anglo American plc	29,895	553,115
Antofagasta plc	8,441	98,002
ArcelorMittal S.A.	21,389	231,669
BHP Billiton Ltd.	68,746	1,631,244
BHP Billiton plc	45,209	967,011
Boliden AB	5,855	93,288
Fortescue Metals Group Ltd.	33,325	73,438
Freeport-McMoRan, Inc.	23,120	540,083
Fresnillo plc	4,732	56,154
Glencore plc*	227,249	1,045,969
Hitachi Metals Ltd.	5,000	85,149
Iluka Resources Ltd.	8,962	43,082
JFE Holdings, Inc.	10,600	235,940
Kobe Steel Ltd.	66,000	114,169
Maruichi Steel Tube Ltd.	1,000	21,303
Mitsubishi Materials Corp.	23,000	76,457
Newcrest Mining Ltd.*	16,407	146,098
Newmont Mining Corp.	11,095	209,696
Nippon Steel & Sumitomo Metal Corp.	162,145	402,398
Norsk Hydro ASA	28,786	161,904
Nucor Corp.	7,065	346,538
Randgold Resources Ltd.	1,885	127,541
Rio Tinto Ltd.	9,328	437,551
Rio Tinto plc	27,237	1,254,877
Sumitomo Metal Mining Co., Ltd.	11,000	164,140
ThyssenKrupp AG*	9,691	249,258
Voestalpine AG	2,400	94,610
Yamato Kogyo Co., Ltd.	900	25,303

		10,061,364

Paper & Forest Products (0.0%)
International Paper Co.	9,495	508,742
Oji Holdings Corp.	17,000	61,006
Stora Enso Oyj, Class R	11,781	104,864
UPM-Kymmene Oyj	11,391	187,048

		861,660

Total Materials		33,099,764

Telecommunication Services (1.1%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	115,391	3,875,984
Belgacom S.A.	3,255	117,863
Bezeq Israeli Telecommunication Corp., Ltd.	41,019	72,927
BT Group plc	174,235	1,081,574
CenturyLink, Inc.	12,679	501,835
Deutsche Telekom AG (Registered)	67,958	1,089,249
Elisa Oyj	3,044	82,848

Frontier Communications Corp.	22,290	$148,674
HKT Trust & HKT Ltd.	56,725	73,807
Iliad S.A.	560	134,522
Inmarsat plc	9,116	112,970
Koninklijke KPN N.V.	68,552	216,129
Level 3 Communications, Inc.*	6,204	306,353
Nippon Telegraph & Telephone Corp.	8,059	414,700
Orange S.A.	39,689	674,962
PCCW Ltd.	87,000	59,268
Singapore Telecommunications Ltd.	170,000	499,013
Spark New Zealand Ltd.	39,139	94,830
Swisscom AG (Registered)	499	262,025
TDC A/S	17,380	132,447
Telecom Italia S.p.A.*	216,257	229,345
Telecom Italia S.p.A. (RNC)	128,987	107,812
Telefonica Deutschland Holding AG*	12,733	68,000
Telefonica S.A.	90,177	1,289,888
Telenor ASA	16,069	324,005
TeliaSonera AB	50,976	327,824
Telstra Corp., Ltd.	93,219	452,691
TPG Telecom Ltd.	5,946	32,455
Verizon Communications, Inc.	92,225	4,310,732
Vivendi S.A.*	25,978	648,025
Windstream Holdings, Inc.	13,405	110,457

		17,853,214

Wireless Telecommunication Services (0.2%)
KDDI Corp.	12,480	780,877
Millicom International Cellular S.A. (SDR)	1,416	105,309
NTT DOCOMO, Inc.	32,701	478,682
SoftBank Corp.	20,600	1,225,952
StarHub Ltd.	12,924	40,471
Tele2 AB, Class B	6,831	82,698
Vodafone Group plc	567,228	1,943,584

		4,657,573

Total Telecommunication Services		22,510,787

Utilities (1.2%)
Electric Utilities (0.6%)
American Electric Power Co., Inc.	10,850	658,812
AusNet Services	36,658	39,602
Cheung Kong Infrastructure Holdings Ltd.	13,000	95,805
Chubu Electric Power Co., Inc.*	13,800	162,349
Chugoku Electric Power Co., Inc.	6,400	83,813
CLP Holdings Ltd.	40,500	350,659
Contact Energy Ltd.	7,848	39,057
Duke Energy Corp.	15,739	1,314,836
Edison International	7,245	474,403
EDP – Energias de Portugal S.A.	49,569	191,705
Electricite de France S.A.	5,176	142,127
Enel S.p.A.	140,894	629,972
Entergy Corp.	3,970	347,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Exelon Corp.	19,100	$708,228
FirstEnergy Corp.	9,330	363,777
Fortum Oyj	9,508	205,462
Hokuriku Electric Power Co.	3,600	45,973
Iberdrola S.A.	110,404	742,817
Kansai Electric Power Co., Inc.*	15,100	143,657
Kyushu Electric Power Co., Inc.*	9,100	91,137
Mighty River Power Ltd.	14,983	34,758
NextEra Energy, Inc.	9,690	1,029,950
Northeast Utilities	7,020	375,710
Pepco Holdings, Inc.	5,580	150,269
Pinnacle West Capital Corp.	2,440	166,676
Power Assets Holdings Ltd.	30,000	289,818
PPL Corp.	14,750	535,867
Red Electrica Corporacion S.A.	2,317	203,403
Shikoku Electric Power Co., Inc.*	3,800	46,066
Southern Co.	19,905	977,535
SSE plc	20,871	523,959
Terna Rete Elettrica Nazionale S.p.A.	32,267	146,173
Tohoku Electric Power Co., Inc.	9,700	112,679
Tokyo Electric Power Co., Inc.*	30,900	125,914
Xcel Energy, Inc.	11,240	403,741

		11,954,005

Gas Utilities (0.1%)
AGL Resources, Inc.	2,643	144,070
APA Group	23,852	145,229
Enagas S.A.	4,344	137,500
Gas Natural SDG S.A.	7,497	188,601
Hong Kong & China Gas Co., Ltd.	134,060	305,263
Osaka Gas Co., Ltd.	40,000	149,504
Snam S.p.A.	43,430	214,245
Toho Gas Co., Ltd.	8,633	42,307
Tokyo Gas Co., Ltd.	50,000	269,808

		1,596,527

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp.	14,780	203,521
Electric Power Development Co., Ltd.	2,500	84,620
Enel Green Power S.p.A.	37,458	77,826
Meridian Energy Ltd.	26,871	36,841
NRG Energy, Inc.	7,470	201,316

		604,124

Multi-Utilities (0.5%)
AGL Energy Ltd.*	14,376	156,282
Ameren Corp.	5,370	247,718
CenterPoint Energy, Inc.	9,540	223,522
Centrica plc	107,425	462,353
CMS Energy Corp.	6,075	211,106
Consolidated Edison, Inc.	6,480	427,745
Dominion Resources, Inc.	12,940	995,086
DTE Energy Co.	3,910	337,707
E.ON SE	42,831	735,493
GDF Suez S.A.	30,988	723,734
Integrys Energy Group, Inc.	1,765	137,405

National Grid plc	80,721	$1,150,744
NiSource, Inc.	6,995	296,728
PG&E Corp.	10,485	558,221
Public Service Enterprise Group, Inc.	11,225	464,827
RWE AG	10,476	327,982
SCANA Corp.	3,120	188,448
Sempra Energy	5,170	575,731
Suez Environnement Co. S.A.	6,360	110,252
TECO Energy, Inc.	5,175	106,036
Veolia Environnement S.A.	9,027	160,306
Wisconsin Energy Corp.	4,970	262,118

		8,859,544

Water Utilities (0.0%)
Severn Trent plc	5,128	158,992
United Utilities Group plc	14,596	206,839

		365,831

Total Utilities		23,380,031

Total Common Stocks (32.9%) (Cost $568,937,970)		672,504,350

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (14.6%)
SPDR® S&P 500 ETF Trust (Cost $253,269,186)	1,454,617	298,923,794

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Government Securities (31.9%)
U.S. Government Agencies (2.9%)
Federal Home Loan Bank 4.750%, 12/16/16	$100,000	107,887
5.000%, 11/17/17	6,720,000	7,450,552
Federal Home Loan Mortgage Corp.
0.500%, 4/17/15	1,060,000	1,060,956
2.000%, 8/25/16	1,135,000	1,160,715
0.750%, 1/12/18	970,000	957,452
0.875%, 3/7/18	2,130,000	2,105,738
3.750%, 3/27/19	3,030,000	3,290,995
2.375%, 1/13/22	4,363,000	4,420,198
Federal National Mortgage Association
0.500%, 5/27/15	5,050,000	5,054,770
0.500%, 3/30/16	19,360,000	19,351,479
1.250%, 1/30/17	1,070,000	1,079,573
1.125%, 4/27/17	1,045,000	1,049,498
0.875%, 12/20/17	960,000	951,539
1.625%, 11/27/18	4,460,000	4,489,193
1.750%, 6/20/19	4,859,000	4,883,270
2.625%, 9/6/24	2,295,000	2,324,655

		59,738,470

U.S. Treasuries (29.0%)
U.S. Treasury Bonds
7.125%, 2/15/23	1,110,000	1,534,446
U.S. Treasury Notes
0.375%, 1/15/16	1,255,000	1,256,017
2.000%, 1/31/16	4,475,000	4,554,667

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

0.375%, 2/15/16	$4,840,000	$4,841,063
2.125%, 2/29/16	23,844,000	24,328,214
2.375%, 3/31/16	18,470,000	18,920,838
0.375%, 5/31/16	3,032,000	3,029,409
1.500%, 6/30/16	16,352,000	16,593,846
3.250%, 7/31/16	1,285,000	1,339,795
1.000%, 8/31/16	23,070,000	23,234,914
3.000%, 8/31/16	990,000	1,029,890
1.000%, 9/30/16	33,335,000	33,572,969
3.000%, 9/30/16	1,445,000	1,505,220
1.000%, 10/31/16	885,000	891,257
3.125%, 10/31/16	710,000	742,026
0.875%, 11/30/16	6,059,000	6,084,768
0.875%, 12/31/16	35,354,000	35,477,948
0.875%, 1/31/17	1,375,000	1,378,934
3.125%, 1/31/17	1,327,100	1,392,898
0.875%, 2/28/17	845,000	846,931
3.000%, 2/28/17	735,000	770,106
3.250%, 3/31/17	10,540,000	11,116,097
2.750%, 5/31/17	505,000	527,829
2.500%, 6/30/17	520,000	540,272
0.500%, 7/31/17	1,670,000	1,650,691
2.375%, 7/31/17	2,114,100	2,190,323
4.750%, 8/15/17	1,974,000	2,167,043
1.875%, 8/31/17	2,110,000	2,158,031
0.750%, 10/31/17	3,870,000	3,837,309
1.875%, 10/31/17	3,710,000	3,795,431
2.250%, 11/30/17	4,910,000	5,074,945
0.750%, 12/31/17	2,475,000	2,447,978
2.750%, 12/31/17	5,365,000	5,621,776
2.625%, 1/31/18	5,365,000	5,599,719
3.500%, 2/15/18	1,150,000	1,231,791
2.750%, 2/28/18	2,420,000	2,535,399
2.875%, 3/31/18	2,420,000	2,544,805
1.000%, 5/31/18	9,955,000	9,855,450
1.375%, 6/30/18	11,675,000	11,698,031
2.375%, 6/30/18	5,250,000	5,439,749
1.375%, 7/31/18	7,780,000	7,786,686
1.500%, 8/31/18	37,850,000	38,024,466
1.375%, 9/30/18	2,115,000	2,112,356
3.750%, 11/15/18	1,735,000	1,890,015
1.250%, 11/30/18	7,720,000	7,662,176
1.375%, 12/31/18	3,045,000	3,032,094
1.375%, 2/28/19	3,805,000	3,782,891
1.500%, 3/31/19	22,355,000	22,348,450
3.125%, 5/15/19	39,763,000	42,387,978
3.625%, 8/15/19	51,867,000	56,568,458
3.375%, 11/15/19	22,234,000	24,089,149
1.500%, 11/30/19	11,085,000	11,012,904
3.625%, 2/15/20	1,905,000	2,088,654
1.250%, 2/29/20	1,020,000	998,355
1.125%, 3/31/20	7,030,000	6,827,819
3.500%, 5/15/20	3,200,000	3,489,875
2.625%, 8/15/20	5,765,000	6,018,964
2.625%, 11/15/20	1,695,000	1,768,676
3.625%, 2/15/21	1,750,000	1,926,777
3.125%, 5/15/21	2,430,000	2,606,887
2.125%, 8/15/21	2,355,000	2,382,184
2.000%, 11/15/21	1,585,000	1,590,139
2.000%, 2/15/22	2,415,000	2,419,717
1.750%, 5/15/22	2,015,000	1,980,328

1.625%, 8/15/22	$4,960,000	$4,820,258
1.625%, 11/15/22	2,585,000	2,506,087
2.000%, 2/15/23	4,365,000	4,344,454
1.750%, 5/15/23	6,680,000	6,499,301
2.500%, 8/15/23	8,760,000	9,035,803
2.750%, 11/15/23	11,415,000	12,009,605
2.750%, 2/15/24	17,216,000	18,104,878
2.375%, 8/15/24	13,500,000	13,741,128
2.250%, 11/15/24	2,925,000	2,944,824

		592,161,161

Total Long-Term Debt Securities (31.9%) (Cost $650,553,844)		651,899,631

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Textiles, Apparel & Luxury Goods (0.0%)
Christian Dior S.A., expiring 12/31/49*†	809	4,327
Christian Dior S.A., expiring 12/2/19*†	809	12,019
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*†	4,145	72,097

Total Rights (0.0%) (Cost $—)		88,443

Total Investments (79.4%) (Cost $1,472,761,000)		1,623,416,218
Other Assets Less Liabilities (20.6%)		420,327,472

Net Assets (100%)		$2,043,743,690

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $189,851 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
†	Securities (totaling $92,340 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
CDI	— Chess Depositary Interest
CVA	— Dutch Certification
FDR	— Finnish Depositary Receipt
RNC	— Risparmio Non-Convertible Savings Shares
SDR	— Swedish Certification

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	332	March-15	$41,964,263	$42,096,562	$132,299
5 Year U.S. Treasury Notes	98	March-15	11,652,187	11,655,109	2,922
E-Mini MSCI EAFE Index	1,348	March-15	119,077,910	118,482,460	(595,450)
Russell 2000 Mini Index	807	March-15	93,892,469	96,896,490	3,004,021
S&P 500 E-Mini Index	7	March-15	695,550	718,340	22,790
S&P MidCap 400 E-Mini Index	561	March-15	79,153,924	81,266,460	2,112,536
U.S. Long Bond	17	March-15	2,384,431	2,457,563	73,132
U.S. Ultra Bond	16	March-15	2,626,835	2,643,000	16,165

					$4,768,415

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/15	BNP Paribas	3,100	$2,517,643	$2,511,381	$6,262
British Pound vs. U.S. Dollar, expiring 3/18/15	Credit Suisse	3,808	5,931,714	5,943,644	(11,930)
British Pound vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	3,355	5,226,077	5,251,696	(25,619)
British Pound vs. U.S. Dollar, expiring 3/18/15	Goldman Sachs Group, Inc.	3,218	5,012,672	4,990,378	22,294
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Credit Suisse	18,661	22,595,709	22,837,201	(241,492)
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	5,305	6,423,569	6,571,250	(147,681)
European Union Euro vs. U.S. Dollar, expiring 3/18/15	UBS AG	6,930	8,391,204	8,445,591	(54,387)
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	BNP Paribas	574,057	4,795,687	4,812,814	(17,127)
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	BNP Paribas	1,881,140	15,715,090	15,749,620	(34,530)
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	684,189	5,715,732	5,676,763	38,969
Swiss Franc vs. U.S. Dollar, expiring 3/18/15	Goldman Sachs Group, Inc.	2,939	2,960,127	2,980,096	(19,969)

					$(485,210)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/18/15	Goldman Sachs Group, Inc.	7,541	$6,218,158	$6,124,370	$93,788
Australian Dollar vs. U.S. Dollar, expiring 3/18/15	UBS AG	5,696	4,626,747	4,625,966	781
British Pound vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	1,924	3,036,769	2,997,011	39,758
British Pound vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	15,886	24,805,369	24,745,590	59,779
British Pound vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	6,934	10,796,370	10,801,078	(4,708)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 3/18/15	UBS AG	2,697	$4,217,730	$4,201,111	$16,619
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Citibank N.A.	11,836	14,553,013	14,331,644	221,369
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Citibank N.A.	13,309	16,529,472	16,115,229	414,243
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Credit Suisse	17,740	21,879,097	21,480,514	398,583
European Union Euro vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	18,209	22,677,088	22,048,404	628,684
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	BNP Paribas	326,731	2,770,736	2,729,519	41,217
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	458,538	3,799,996	3,830,638	(30,642)
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	1,686,318	13,911,105	14,087,543	(176,438)
Japanese Yen vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	3,737,461	32,374,106	31,222,843	1,151,263
Swedish Krona vs. U.S. Dollar, expiring 3/18/15	Deutsche Bank AG	13,710	1,812,318	1,759,161	53,157
Swiss Franc vs. U.S. Dollar, expiring 3/18/15	Citibank N.A.	2,287	2,390,544	2,303,440	87,104
Swiss Franc vs. U.S. Dollar, expiring 3/18/15	Royal Bank of Scotland	16,283	16,710,453	16,400,049	310,404

					$3,304,961

					$2,819,751

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 97,017, CHF 449, DKK 1,544, EUR 128,895, GBP 108,347, HKD 19,203, ILS 469,031, JPY 238,722, NOK 49,848, NZD 640, SEK 25, and SGD 7,462.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Assets:
Common Stocks
Consumer Discretionary	$49,714,865	$32,790,869	$—	$82,505,734
Consumer Staples	39,916,591	29,417,720	—	69,334,311
Energy	34,412,730	15,046,034	—	49,458,764
Financials	67,937,446	68,537,839	—	136,475,285
Health Care	57,883,123	29,219,824	—	87,102,947
Industrials	42,619,517	33,211,139	3,897	75,834,553
Information Technology	80,176,757	12,625,417	—	92,802,174
Materials	13,095,798	20,003,966	—	33,099,764
Telecommunication Services	8,389,398	14,121,389	—	22,510,787
Utilities	13,088,405	10,291,626	—	23,380,031
Forward Currency Contracts	—	3,584,274	—	3,584,274
Futures	5,363,865	—	—	5,363,865

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Government Securities
U.S. Government Agencies	$—	$59,738,470	$—	$59,738,470
U.S. Treasuries	—	592,161,161	—	592,161,161
Investment Companies
Exchange Traded Funds (ETFs)	298,923,794	—	—	298,923,794
Rights
Consumer Discretionary	—	—	88,443	88,443

Total Assets	$711,522,289	$920,749,728	$92,340	$1,632,364,357

Liabilities:
Forward Currency Contracts	$—	$(764,523)	$—	$(764,523)
Futures	(595,450)	—	—	(595,450)

Total Liabilities	$(595,450)	$(764,523)	$—	$(1,359,973)

Total	$710,926,839	$919,985,205	$92,340	$1,631,004,384

(a)	A security with a market value of $306,737 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1,2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$224,518	*
Foreign exchange contracts	Receivables	3,584,274
Equity contracts	Receivables, Net assets – Unrealized appreciation	5,139,347	*

Total		$8,948,139

	Liability Derivatives
Foreign exchange contracts	Payables, Net assets – Unrealized depreciation	$(764,523)
Equity contracts	Payables, Net assets – Unrealized depreciation	(595,450	)*

Total		$(1,359,973)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,116,354	$—	$1,116,354
Foreign exchange contracts	—	11,589,158	11,589,158
Equity contracts	4,506,554	—	4,506,554

Total	$5,622,908	$11,589,158	$17,212,066

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$538,946	$—	$538,946
Foreign exchange contracts	—	1,828,081	1,828,081
Equity contracts	(2,267,336)	—	(2,267,336)

Total	$(1,728,390)	$1,828,081	$99,691

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $184,579,000 and futures contracts with an average notional balance of approximately $323,489,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$47,479	$(47,479)	$—	$—
Credit Suisse	398,583	(253,422)	—	145,161
Deutsche Bank AG	781,378	(56,261)	—	725,117
Goldman Sachs Group, Inc.	116,082	(19,969)	—	96,113
Royal Bank of Scotland	1,500,636	(328,827)	—	1,171,809
UBS AG	17,400	(17,400)	—	—
Citibank N.A.	722,716	—	—	722,716

Total	$3,584,274	$(723,358)	$—	$2,860,916

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$51,657	$(47,479)	$—	$4,178
Credit Suisse	253,422	(253,422)	—	—
Deutsche Bank AG	56,261	(56,261)	—	—
Goldman Sachs Group, Inc.	19,969	(19,969)	—	—
Royal Bank of Scotland	328,827	(328,827)	—	—
UBS AG	54,387	(17,400)	—	36,987

Total	$764,523	$(723,358)	$—	$41,165

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$840,865,816
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$325,899,927

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,099,619
Aggregate gross unrealized depreciation	(17,262,455)

Net unrealized appreciation	$149,837,164

Federal income tax cost of investments	$1,473,579,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,472,761,000)	$1,623,416,218
Cash	490,325,014
Foreign cash (Cost $1,137,211)	1,121,183
Due from broker for futures variation margin	11,400,770
Dividends, interest and other receivables	5,988,574
Receivable for securities sold	5,527,543
Unrealized appreciation on forward foreign currency contracts	3,584,274
Receivable from Separate Accounts for Trust shares sold	2,080,539
Other assets	5,723

Total assets	2,143,449,838

LIABILITIES
Payable for securities purchased	96,838,416
Investment management fees payable	1,240,976
Unrealized depreciation on forward foreign currency contracts	764,523
Distribution fees payable – Class IB	428,200
Administrative fees payable	241,692
Payable to Separate Accounts for Trust shares redeemed	68,319
Trustees’ fees payable	3,471
Accrued expenses	120,551

Total liabilities	99,706,148

NET ASSETS	$2,043,743,690

Net assets were comprised of:
Paid in capital	$1,888,362,768
Accumulated undistributed net investment income (loss)	2,610,946
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(5,450,308)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	158,220,284

Net assets	$2,043,743,690

Class IB
Net asset value, offering and redemption price per share, $2,043,743,690 / 171,982,773 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $510,489 foreign withholding tax)	$19,762,954
Interest	6,009,838

Total income	25,772,792

EXPENSES
Investment management fees	12,267,313
Distribution fees – Class IB	4,202,770
Administrative fees	2,483,482
Printing and mailing expenses	133,201
Custodian fees	91,500
Professional fees	65,536
Trustees’ fees	39,724
Recoupment fees	21,477
Miscellaneous	42,267

Total expenses	19,347,270

NET INVESTMENT INCOME (LOSS)	6,425,522

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	3,053,446
Futures	5,622,908
Foreign currency transactions	11,663,273

Net realized gain (loss)	20,339,627

Change in unrealized appreciation (depreciation) on:
Investments	53,587,554
Futures	(1,728,390)
Foreign currency translations	1,795,359

Net change in unrealized appreciation (depreciation)	53,654,523

NET REALIZED AND UNREALIZED GAIN (LOSS)	73,994,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$80,419,672

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,425,522	$1,387,936
Net realized gain (loss) on investments, futures and foreign currency transactions	20,339,627	40,646,859
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	53,654,523	91,908,032

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,419,672	133,942,827

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(15,960,294)	(3,378,230)
Distributions from net realized capital gains
Class IB	(16,282,922)	(39,307,885)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,243,216)	(42,686,115)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 60,562,119 and 62,215,235 shares, respectively ]	711,320,212	693,724,311
Capital shares issued in reinvestment of dividends and distributions [ 2,705,360 and 3,770,172 shares, respectively ]	32,243,216	42,686,115
Capital shares repurchased [ (7,040,510) and (5,532,878) shares, respectively ]	(82,805,464)	(61,234,386)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	660,757,964	675,176,040

TOTAL INCREASE (DECREASE) IN NET ASSETS	708,934,420	766,432,752
NET ASSETS:
Beginning of year	1,334,809,270	568,376,518

End of year (a)	$2,043,743,690	$1,334,809,270

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,610,946	$560,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,			February 18, 2011* to December 31, 2011
Class IB	2014	2013	2012
Net asset value, beginning of period	$11.53	$10.28	$9.62	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	0.07	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.51	1.63	0.68	(0.52)†

Total from investment operations	0.55	1.65	0.75	(0.38)

Less distributions:
Dividends from net investment income	(0.10)	(0.03)	(0.04)	—
Distributions from net realized gains	(0.10)	(0.37)	(0.05)	—

Total dividends and distributions	(0.20)	(0.40)	(0.09)	—

Net asset value, end of period	$11.88	$11.53	$10.28	$9.62

Total return (b)	4.76%	16.12%	7.80%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,043,744	$1,334,809	$568,377	$66,090
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15%	1.20%	1.20%	1.26%
Before waivers (a)(f)	1.15%	1.20%	1.22%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.38%	0.15%	0.67%	1.67%
Before waivers (a)(f)	0.38%	0.15%	0.65%	1.08%
Portfolio turnover rate (z)^	25%	41%	96%	131%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(0.50)%	(0.68)%
Portfolio – Class K Shares*	(0.20)	(0.50)
BofA Merril Lynch 1-year U.S. Treasury Note Index	0.18	0.19
* Date of inception 5/20/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.50)% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merril Lynch 1-year U.S. Treasury Note Index, returned 0.18% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

Bond markets turned more volatile in 2014 as growth trends and monetary policies in the world’s biggest economies headed in different directions. In the fourth quarter, a plunge in oil prices rattled credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan. The Portfolio was helped by its yield curve positioning and exposure to investment-grade asset-backed bonds. Performance was hindered by an overweight to agency bonds. The Portfolio roughly matched its benchmark over the year.

Portfolio Positioning and Outlook

At year end, the Portfolio was overweight spread sectors, including investment-grade corporates, asset-backed securities, and commercial mortgage-backed securities. The corporate positions were diversified and focused on U.S. investment-grade companies with strong balance sheets. The Portfolio was biased towards financials because we believe they have relative-value advantages and improving fundamentals, especially compared with industrials. Portfolio duration was shorter than the benchmark with an underweight in the six-month part of the yield curve.

While growth remains uneven around the world, we still expect the global economy to accelerate modestly in 2015. Even with the U.S. and UK central banks edging closer to interest rate hikes, we believe monetary policy worldwide will remain accommodative, and the sharp drop in oil prices may boost economic activity, particularly in the net-importing countries that comprise roughly 90% of global gross domestic product (GDP). In the U.S., broad-based job gains and above-trend growth should keep the Federal Reserve on pace to lift official rates by mid-2015, in our opinion. That in turn may stoke volatility in the coming months, and thin liquidity throughout the bond market may amplify it. In Europe, the medium-term growth outlook remains challenging, but expanded European Control Board (ECB) stimulus — which we expect to include sovereign bond purchases — will help. Concern about Greece’s future in the euro-area is likely to keep volatility elevated. Japan’s outlook may be even more uncertain. Despite six quarters of quantitative easing, Japan’s economy slipped into recession in 2014.

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	1.09
Weighted Average Coupon (%)	0.98
Weighted Average Modified Duration (Years)*	0.79
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of 12/31/2014	% of Net Assets
Government Securities	79.8%
Asset-Backed and Mortgage-Backed Securities	11.8
Corporate Bonds	7.5
Cash and Other	0.9

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$996.98	$4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.18
Class K
Actual	1,000.00	997.99	2.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.32	2.91

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 0.82% and 0.57%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (11.8%)
Asset-Backed Securities (6.9%)
Ally Master Owner Trust, Series 2014-1 A2 1.290%, 1/15/19		$3,599,000	$3,591,128
American Express Credit Account Master Trust,
Series 2012-3 A 0.311%, 3/15/18 (l)		1,529,000	1,528,357
Series 2014-2 A 1.260%, 1/15/20		3,121,000	3,118,337
AmeriCredit Automobile Receivables Trust,
Series 2011-1 D 4.260%, 2/8/17		4,595,000	4,659,913
Series 2011-3 D 4.040%, 7/10/17		3,520,000	3,609,036
Series 2012-3 A3 0.960%, 1/9/17		16,973	16,980
Series 2013-3 A3 0.920%, 4/9/18		25,000	25,016
ARI Fleet Lease Trust, Series 2014-A A2 0.810%, 11/15/22§		1,928,414	1,923,323
Capital One Multi-Asset Execution Trust, Series 2007-A1 A1 0.211%, 11/15/19 (l)		4,810,000	4,784,356
CarMax Auto Owner Trust, Series 2011-3 A3 1.070%, 6/15/16		1,426	1,426
Chrysler Capital Auto Receivables Trust, Series 2014-BA A2 0.690%, 9/15/17§		6,030,000	6,029,025
CIT Equipment Collateral,
Series 2013-VT1 A3 1.130%, 7/20/20§		2,211,033	2,214,471
Series 2014-VT1 A2 0.860%, 5/22/17 (b)§		4,005,000	4,004,748
CNH Capital Canada Receivables Trust,
Series 2013-2A A1 1.439%, 8/15/16 (b)§	CAD	238,268	205,094
Series 2014-1A A1 1.388%, 3/15/17 (b)§		1,960,965	1,687,834
CNH Equipment Trust,
Series 2013-A A3 0.690%, 6/15/18		$66,444	66,403
Series 2014-B A4 1.610%, 5/17/21		3,386,769	3,376,978
CPS Auto Receivables Trust,
Series 2013-B A 1.820%, 9/15/20§		2,353,864	2,360,615
Series 2014-B A 1.110%, 11/15/18§		2,493,369	2,486,050
Discover Card Execution Note Trust, Series 2014-A1 A1 0.591%, 7/15/21 (l)		2,095,000	2,094,155
Enterprise Fleet Financing LLC, Series 2014-1 A2 0.870%, 9/20/19§		908,532	907,956

Exeter Automobile Receivables Trust,
Series 2014-1A A 1.290%, 5/15/18§		$755,040	$755,482
Series 2014-2A A 1.060%, 8/15/18§		1,296,926	1,294,217
First National Master Note Trust, Series 2013-2 A 0.691%, 10/15/19 (l)		1,979,000	1,983,620
Ford Auto Securitization Trust, Series 2014-R2A A1 1.353%, 3/15/16 (b)§†	CAD	2,079,213	1,789,316
Ford Credit Floorplan Master Owner Trust, Series 2014-1 A1 1.200%, 2/15/19		$2,522,000	2,513,831
GE Dealer Floorplan Master Note Trust, Series 2012-3 A 0.655%, 6/20/17 (l)		4,750,000	4,755,282
GE Equipment Small Ticket LLC, Series 2014-1A A2 0.590%, 8/24/16§		3,981,684	3,981,419
Gracechurch Card Funding plc, Series 2012-4A A 0.861%, 6/15/17 (l)§		4,735,000	4,741,766
Harley-Davidson Motorcycle Trust, Series 2014-1 A3 1.100%, 9/15/19		7,220,000	7,211,187
Hertz Fleet Lease Funding LP,
Series 2013-3 A 0.712%, 12/10/27 (l)§		5,512,000	5,518,651
Series 2014-1 A 0.562%, 4/10/28 (l)§		6,305,000	6,305,013
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1 A 0.919%, 10/25/19 (l)§		3,627,000	3,626,999
Nissan Master Owner Trust Receivables, Series 2012-A A 0.631%, 5/15/17 (l)		33,000	33,023
Santander Drive Auto Receivables Trust, Series 2014-2 A3 0.800%, 4/16/18		5,420,000	5,414,568
Synchrony Credit Card Master Note Trust,
Series 2012-1 A 1.030%, 1/15/18		100,000	100,016
Series 2012-2 A 2.220%, 1/15/22		5,784,000	5,797,960
Volkswagen Auto Loan Enhanced Trust, Series 2014-1 A3 0.910%, 10/22/18		5,120,000	5,098,310

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

World Financial Network Credit Card Master Trust, Series 2014-A A 0.541%, 12/15/19 (l)	$2,315,000	$2,319,213
World Omni Auto Receivables Trust, Series 2013-B A3 0.830%, 8/15/18	2,776,000	2,773,639

		114,704,713

Non-Agency CMO (4.9%)
Banc of America Commercial Mortgage, Inc., Series 2007-4 A1A 5.774%, 2/10/51 (l)	4,370,863	4,767,080
Carefree Portfolio Trust, Series 2014-CARE A 1.485%, 11/15/19 (b)(l)§	2,329,000	2,319,941
Citigroup Commercial Mortgage Trust, Series 2006-C4 A1A 5.771%, 3/15/49 (l)	6,517	6,830
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3 A5 5.617%, 10/15/48	1,086,226	1,140,820
Commercial Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§	591,825	597,758
Series 2012-9W57 A 2.365%, 2/10/29§	2,140,632	2,182,791
Series 2012-LC4 A1 1.156%, 12/10/44	576,338	577,839
Series 2014-SAVA A 1.311%, 6/15/34 (b)(l)§	2,931,703	2,925,437
DB-UBS Mortgage Trust,
Series 2011-LC1A A1 3.742%, 11/10/46§	3,707,484	3,795,996
Series 2011-LC2A A2 3.386%, 7/10/44§	3,689,739	3,791,135
Extended Stay America Trust, Series 2013-ESFL A1FL 0.957%, 12/5/31 (l)§	589,257	587,235
Fannie Mae Connecticut Avenue Securities, Series 2014-C04 2M1 2.269%, 11/25/24 (l)	4,795,514	4,792,137
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN2 M1 1.019%, 4/25/24 (l)	4,069,576	4,033,323
Series 2014-HQ1 M1 1.819%, 8/25/24 (l)	6,577,994	6,571,466
Series 2014-HQ2 M1 1.620%, 9/25/24 (l)	2,695,308	2,680,315
Series 2014-HQ3 M1 1.820%, 10/25/24 (l)	6,000,784	5,990,639
Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 5.444%, 3/10/39	1,529,023	1,628,086
GS Mortgage Securities Corp. II,
Series 2005-GG4 A4 4.761%, 7/10/39	1,798,887	1,812,308

Series 2012-GC6 A1 1.282%, 1/10/45	$325,061	$326,224
Series 2013-GC14 A1 1.217%, 8/10/46	3,289,112	3,284,034
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-LN2 A1A 4.838%, 7/15/41 (l)§	664,674	673,969
Series 2005-CB12 ASB 4.846%, 9/12/37	35,332	35,336
Series 2006-CB14 ASB 5.506%, 12/12/44 (l)	462,563	466,865
Series 2007-CB18 A4 5.440%, 6/12/47	1,443,331	1,534,933
Series 2010-C1 A1 3.853%, 6/15/43 (b)§	1,979,556	1,987,583
Series 2012-C6 A2
2.206%, 5/15/45	4,700,000	4,771,211
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12 A1 1.085%, 7/15/45	18,480	18,378
LB-UBS Commercial Mortgage Trust, Series 2005-C2 A5 5.150%, 4/15/30 (l)	682,035	683,936
Merrill Lynch Mortgage Investors, Inc., Series 2006-C2 A1A 5.739%, 8/12/43 (l)	11,694	12,420
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A1A 5.166%, 12/12/49	31,075	32,786
Series 2006-4 A3 5.172%, 12/12/49	578,242	612,658
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7 A1 0.738%, 2/15/46	74,048	73,847
Series 2013-C8 A1 0.777%, 12/15/48	118,700	117,717
Morgan Stanley Re-Remic Trust, Series 2009-GG10 A4A 5.796%, 8/12/45 (l)§	792,612	849,536
PFP III Ltd., Series 2014-1 A 1.331%, 6/14/31 (l)§	3,154,057	3,144,695
Resource Capital Corp. Ltd., Series 2014-CRE2 A 1.212%, 4/15/32 (l)§	1,865,000	1,862,958
Starwood Retail Property Trust, Series 2014-STAR A 1.381%, 11/15/27 (l)§	2,841,906	2,837,942
WaMu Commercial Mortgage Securities Trust, Series 2007-SL3 A1A 5.362%, 3/23/45 (l)§	1,214,240	1,241,949
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A1 2.501%, 2/15/44§	146,098	146,978
Series 2012-C6 A1 1.081%, 4/15/45	1,740,349	1,744,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Series 2012-C9 A1 0.673%, 11/15/45	$75,102	$74,653
Series 2014-C24 A2 2.863%, 11/15/47	3,800,000	3,882,273

		80,618,138

Total Asset-Backed and Mortgage-Backed Securities		195,322,851

Corporate Bonds (7.5%)
Consumer Discretionary (0.4%)
Hotels, Restaurants & Leisure (0.0%)
McDonald’s Corp. 5.350%, 3/1/18	127,000	141,174

Media (0.3%)
Comcast Corp. 5.900%, 3/15/16	559,000	592,878
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.550%, 3/15/15	58,000	58,330
2.400%, 3/15/17	695,000	708,252
NBCUniversal Enterprise, Inc.
0.768%, 4/15/16 (l)§	2,829,000	2,834,066
0.916%, 4/15/18 (l)§	306,000	307,864
Thomson Reuters Corp. 6.500%, 7/15/18	122,000	138,808
Time Warner, Inc. 5.875%, 11/15/16	267,000	288,995
Walt Disney Co.
1.350%, 8/16/16	515,000	519,364

		5,448,557

Multiline Retail (0.0%)
Kohl’s Corp.
6.250%, 12/15/17	92,000	102,394
Nordstrom, Inc.
6.250%, 1/15/18	123,000	138,669

		241,063

Specialty Retail (0.1%)
AutoZone, Inc.
5.750%, 1/15/15	77,000	77,106
Home Depot, Inc.
5.400%, 3/1/16	496,000	523,617
Lowe’s Cos., Inc.
5.400%, 10/15/16	105,000	112,663

		713,386

Total Consumer Discretionary		6,544,180

Consumer Staples (0.2%)
Beverages (0.1%)
Anheuser-Busch InBev Worldwide, Inc.
4.125%, 1/15/15	100,000	100,100
Coca-Cola Co.
1.500%, 11/15/15	395,000	398,865
Diageo Capital plc
5.750%, 10/23/17	92,000	102,356
Diageo Finance B.V.
3.250%, 1/15/15	31,000	31,024

Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	$345,000	$352,009
PepsiCo, Inc.
3.100%, 1/15/15	77,000	77,054

		1,061,408

Food & Staples Retailing (0.0%)
Costco Wholesale Corp.
5.500%, 3/15/17	92,000	100,654
CVS Health Corp.
3.250%, 5/18/15	46,000	46,465
6.125%, 8/15/16	89,000	95,968
5.750%, 6/1/17	57,000	62,890
Kroger Co.
3.900%, 10/1/15	61,000	62,319
Wal-Mart Stores, Inc.
1.500%, 10/25/15	130,000	131,160

		499,456

Food Products (0.1%)
Campbell Soup Co.
3.050%, 7/15/17	31,000	31,961
General Mills, Inc.
5.700%, 2/15/17	925,000	1,010,486
Ingredion, Inc.
3.200%, 11/1/15	31,000	31,526
Kellogg Co.
4.450%, 5/30/16	230,000	240,297
Mondelez International, Inc.
4.125%, 2/9/16	176,000	182,516

		1,496,786

Household Products (0.0%)
Clorox Co.
3.550%, 11/1/15	31,000	31,726
Colgate-Palmolive Co.
3.150%, 8/5/15	18,000	18,285
Procter & Gamble Co.
1.800%, 11/15/15	485,000	490,574
4.850%, 12/15/15	92,000	95,799

		636,384

Tobacco (0.0%)
Altria Group, Inc.
9.700%, 11/10/18	101,000	128,337

Total Consumer Staples		3,822,371

Energy (0.1%)
Energy Equipment & Services (0.0%)
Transocean, Inc.
4.950%, 11/15/15	62,000	62,113

Oil, Gas & Consumable Fuels (0.1%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	254,000	271,402
BP Capital Markets plc
3.875%, 3/10/15	107,000	107,653
3.125%, 10/1/15	115,000	117,013
Canadian Natural Resources Ltd.
5.700%, 5/15/17	304,000	330,877
EnCana Corp.
5.900%, 12/1/17	31,000	33,756

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Energy Transfer Partners LP
9.700%, 3/15/19	$69,000	$86,228
EOG Resources, Inc.
6.875%, 10/1/18	31,000	35,995
Marathon Oil Corp.
5.900%, 3/15/18	71,000	78,403
Marathon Petroleum Corp.
3.500%, 3/1/16	100,000	102,351
Nexen Energy ULC
6.200%, 7/30/19	25,000	28,748
Occidental Petroleum Corp.
4.125%, 6/1/16	77,000	80,469
1.750%, 2/15/17	495,000	497,612
Petrobras International Finance Co. S.A.
3.875%, 1/27/16	95,000	92,964
5.875%, 3/1/18	92,000	90,345
7.875%, 3/15/19	92,000	95,671
Total Capital S.A.
2.300%, 3/15/16	330,000	335,838
Valero Energy Corp.
4.500%, 2/1/15	14,000	14,036

		2,399,361

Total Energy		2,461,474

Financials (4.5%)
Banks (3.4%)
Bank of America Corp.
6.500%, 8/1/16	215,000	232,196
5.625%, 10/14/16	399,000	428,180
5.420%, 3/15/17	1,000,000	1,071,613
Bank of Montreal
2.500%, 1/11/17	530,000	542,742
Bank of Nova Scotia
3.400%, 1/22/15	802,000	803,158
Barclays Bank plc
5.000%, 9/22/16	1,207,000	1,282,425
BB&T Corp.
3.950%, 4/29/16	46,000	47,903
BNP Paribas S.A.
3.600%, 2/23/16	465,000	478,186
Branch Banking & Trust Co.
0.664%, 12/1/16 (l)	3,605,000	3,610,675
Capital One Bank USA N.A.
1.150%, 11/21/16	2,255,000	2,245,231
Citigroup, Inc.
0.933%, 11/24/17 (l)	4,105,000	4,101,642
Fifth Third Bancorp
3.625%, 1/25/16	475,000	487,758
JPMorgan Chase & Co.
3.700%, 1/20/15	369,000	369,480
2.600%, 1/15/16	750,000	763,662
3.150%, 7/5/16	1,065,000	1,097,899
0.752%, 2/15/17 (l)	3,155,000	3,152,476
KeyBank N.A./Ohio
0.723%, 11/25/16 (l)	3,360,000	3,369,131
Landwirtschaftliche Rentenbank
5.125%, 2/1/17	154,000	167,287
Mizuho Bank Ltd.
0.659%, 4/16/17 (b)(l)§	6,315,000	6,304,984
0.705%, 9/25/17 (l)§	8,670,000	8,634,951

National Australia Bank Ltd./New York
2.750%, 3/9/17	$520,000	$535,741
Oesterreichische Kontrollbank AG
5.000%, 4/25/17	2,854,000	3,112,345
PNC Bank N.A.
1.125%, 1/27/17	3,665,000	3,664,567
PNC Funding Corp.
5.625%, 2/1/17	510,000	550,343
Royal Bank of Canada
2.625%, 12/15/15	380,000	386,925
SunTrust Banks, Inc./Georgia
0.672%, 2/15/17 (l)	3,670,000	3,661,604
7.250%, 3/15/18	154,000	178,965
Toronto-Dominion Bank
2.500%, 7/14/16	525,000	537,506
U.S. Bancorp/Minnesota
2.450%, 7/27/15	465,000	470,609
0.722%, 11/15/18 (l)	3,195,000	3,206,263
Wells Fargo & Co.
3.676%, 6/15/16 (e)	711,000	737,927
Westpac Banking Corp.
3.000%, 8/4/15	35,000	35,497

		56,269,871

Capital Markets (0.6%)
Credit Suisse USA, Inc.
5.375%, 3/2/16	85,000	89,737
Deutsche Bank AG/London
3.450%, 3/30/15	154,000	155,036
3.250%, 1/11/16	145,000	148,018
Goldman Sachs Group, Inc.
3.625%, 2/7/16	1,860,000	1,906,031
5.625%, 1/15/17	750,000	803,660
Hutchison Whampoa International Ltd.
1.625%, 10/31/17§	1,270,000	1,259,140
Morgan Stanley
6.000%, 4/28/15	250,000	253,995
5.375%, 10/15/15	154,000	159,248
5.450%, 1/9/17	539,000	579,372
5.950%, 12/28/17	184,000	204,655
1.875%, 1/5/18	4,112,000	4,098,528
Nomura Holdings, Inc.
5.000%, 3/4/15	78,000	78,541
4.125%, 1/19/16	900,000	925,162
UBS AG/Connecticut
5.875%, 7/15/16	170,000	181,700

		10,842,823

Consumer Finance (0.3%)
American Express Co.
5.500%, 9/12/16	706,000	757,513
Capital One Financial Corp.
6.150%, 9/1/16	31,000	33,289
HSBC Finance Corp.
5.500%, 1/19/16	195,000	203,965
HSBC USA, Inc.
2.375%, 2/13/15	950,000	951,822
Hyundai Capital America
1.450%, 2/6/17§	3,670,000	3,648,861
Toyota Motor Credit Corp.
2.800%, 1/11/16	230,000	234,928

		5,830,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Diversified Financial Services (0.0%)
ConocoPhillips Canada Funding Co. I
5.625%, 10/15/16	$106,000	$114,466
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	90,000	92,324
5.450%, 2/1/18	31,000	34,361
ORIX Corp.
4.710%, 4/27/15	51,000	51,608
Private Export Funding Corp.
4.950%, 11/15/15	31,000	32,159
Shell International Finance B.V.
3.250%, 9/22/15	120,000	122,362

		447,280

Insurance (0.1%)
ACE INA Holdings, Inc.
2.600%, 11/23/15	100,000	101,523
Aflac, Inc.
3.450%, 8/15/15	31,000	31,533
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	307,000	334,885
American International Group, Inc.
5.050%, 10/1/15	246,000	253,454
Berkshire Hathaway Finance Corp.
2.450%, 12/15/15	125,000	127,191
Prudential Financial, Inc.
3.875%, 1/14/15	41,000	41,034
6.200%, 1/15/15	9,000	9,014
Reinsurance Group of America, Inc.
6.450%, 11/15/19	31,000	36,049

		934,683

Real Estate Investment Trusts (REITs) (0.1%)
American Tower Corp.
4.625%, 4/1/15	23,000	23,206
4.500%, 1/15/18	95,000	100,907
AvalonBay Communities, Inc.
5.700%, 3/15/17	61,000	66,435
Digital Realty Trust LP
4.500%, 7/15/15	61,000	61,557
Duke Realty LP
5.950%, 2/15/17	28,000	30,353
ERP Operating LP
5.125%, 3/15/16	384,000	402,420
HCP, Inc.
3.750%, 2/1/16	95,000	97,675
6.000%, 1/30/17	100,000	108,963
Health Care REIT, Inc.
6.200%, 6/1/16	135,000	144,107
Healthcare Realty Trust, Inc. 6.500%, 1/17/17	31,000	33,882

		1,069,505

Total Financials		75,394,540

Health Care (0.8%)
Biotechnology (0.6%)
Amgen, Inc.
2.500%, 11/15/16	$2,286,000	$2,328,179
1.250%, 5/22/17	6,350,000	6,302,212
Gilead Sciences, Inc. 3.050%, 12/1/16	1,882,000	1,951,541

		10,581,932

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc. 4.625%, 3/15/15	92,000	92,733
Medtronic, Inc. 3.000%, 3/15/15	615,000	617,938
St. Jude Medical, Inc. 2.500%, 1/15/16	355,000	360,031
Stryker Corp. 3.000%, 1/15/15	31,000	31,021

		1,101,723

Health Care Providers & Services (0.0%)
Medco Health Solutions, Inc. 7.125%, 3/15/18	31,000	35,781

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc. 2.250%, 8/15/16	640,000	649,143

Pharmaceuticals (0.1%)
Eli Lilly & Co. 5.200%, 3/15/17	331,000	359,788
Pfizer, Inc. 5.350%, 3/15/15	154,000	155,422
Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC 3.000%, 6/15/15	346,000	349,494

		864,704

Total Health Care		13,233,283

Industrials (0.1%)
Aerospace & Defense (0.1%)
Boeing Co. 3.500%, 2/15/15	215,000	215,709
Goodrich Corp. 4.875%, 3/1/20	31,000	34,020
L-3 Communications Corp. 3.950%, 11/15/16	840,000	874,680

		1,124,409

Airlines (0.0%)
Continental Airlines, Inc. Series 2009-1 9.000%, 7/8/16	57,470	63,001
Delta Air Lines, Inc. Series 2009-1 A 7.750%, 12/17/19	51,935	59,855

		122,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Commercial Services & Supplies (0.0%)
Pitney Bowes, Inc. 5.750%, 9/15/17	$11,000	$11,922

Electrical Equipment (0.0%)
Emerson Electric Co. 4.125%, 4/15/15	31,000	31,310

Industrial Conglomerates (0.0%)
Tyco International Finance S.A. 3.375%, 10/15/15	31,000	31,625

Road & Rail (0.0%)
CSX Corp. 6.250%, 4/1/15	42,000	42,552
JB Hunt Transport Services, Inc. 3.375%, 9/15/15	31,000	31,511
Norfolk Southern Corp.
7.700%, 5/15/17	61,000	69,677
5.750%, 4/1/18	154,000	172,649
Ryder System, Inc. 3.600%, 3/1/16	61,000	62,761

		379,150

Total Industrials		1,701,272

Information Technology (0.4%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 5.500%, 2/22/16	301,000	318,549

IT Services (0.1%)
Fiserv, Inc. 3.125%, 10/1/15	380,000	386,170
Western Union Co. 5.930%, 10/1/16	310,000	333,145
Xerox Corp. 4.250%, 2/15/15	77,000	77,306

		796,621

Semiconductors & Semiconductor Equipment (0.3%)
KLA-Tencor Corp. 2.375%, 11/1/17	4,105,000	4,132,622
Texas Instruments, Inc. 2.375%, 5/16/16	485,000	495,943

		4,628,565

Software (0.0%)
Adobe Systems, Inc. 3.250%, 2/1/15	31,000	31,057
Microsoft Corp. 2.500%, 2/8/16	285,000	291,468
Oracle Corp. 5.250%, 1/15/16	343,000	359,520

		682,045

Total Information Technology		6,425,780

Materials (0.5%)
Chemicals (0.4%)
Cabot Corp. 5.000%, 10/1/16	61,000	64,593

E.I. du Pont de Nemours & Co.
3.250%, 1/15/15	$77,000	$77,057
5.250%, 12/15/16	201,000	216,676
Ecolab, Inc. 3.000%, 12/8/16	2,894,000	2,989,171
Monsanto Co.
0.432%, 11/7/16 (l)	3,195,000	3,189,225
5.125%, 4/15/18	31,000	34,173
Potash Corp. of Saskatchewan, Inc. 3.750%, 9/30/15	25,000	25,563
Praxair, Inc. 4.625%, 3/30/15	154,000	155,522

		6,751,980

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	307,000	330,417
8.125%, 7/15/18	31,000	37,075

		367,492

Containers & Packaging (0.0%)
Avery Dennison Corp. 5.375%, 4/15/20	31,000	33,841

Metals & Mining (0.1%)
BHP Billiton Finance USA Ltd.
5.250%, 12/15/15	205,000	213,978
5.400%, 3/29/17	61,000	66,346
Rio Tinto Finance USA Ltd. 6.500%, 7/15/18	92,000	105,366

		385,690

Paper & Forest Products (0.0%)
International Paper Co. 5.300%, 4/1/15	89,000	89,931

Total Materials		7,628,934

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc. 2.500%, 8/15/15	717,000	724,695
British Telecommunications plc 1.250%, 2/14/17	3,680,000	3,662,530
Telefonica Emisiones S.A.U. 4.949%, 1/15/15	40,000	40,041

		4,427,266

Wireless Telecommunication Services (0.0%)
America Movil S.A.B. de C.V. 3.625%, 3/30/15	355,000	357,165
Vodafone Group plc 5.625%, 2/27/17	184,000	199,446

		556,611

Total Telecommunication Services		4,983,877

Utilities (0.2%)
Electric Utilities (0.1%)
Duke Energy Corp. 3.350%, 4/1/15	31,000	31,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Duke Energy Florida, Inc. 4.550%, 4/1/20	$15,000	$16,458
Exelon Corp. 4.900%, 6/15/15	857,000	872,827
Northern States Power Co. 1.950%, 8/15/15	31,000	31,283
PacifiCorp 5.650%, 7/15/18	154,000	173,035
Progress Energy, Inc. 5.625%, 1/15/16	240,000	251,513
Virginia Electric & Power Co. 5.400%, 1/15/16	225,000	235,777

		1,612,093

Gas Utilities (0.0%)
Southern Natural Gas Co. LLC 5.900%, 4/1/17§	154,000	165,629

Independent Power and Renewable Electricity Producers (0.0%)
PPL Energy Supply LLC 6.200%, 5/15/16 (b)	220,000	228,525

Multi-Utilities (0.1%)
DTE Energy Co. 6.350%, 6/1/16	92,000	98,706
National Grid plc 6.300%, 8/1/16	154,000	165,956
Sempra Energy 6.500%, 6/1/16	181,000	194,439
TECO Finance, Inc. 4.000%, 3/15/16	26,000	26,917

		486,018

Total Utilities		2,492,265

Total Corporate Bonds		124,687,976

Government Securities (79.8%)
Agency CMO (3.6%)
Federal Home Loan Mortgage Corp.
0.461% 8/15/25 (l)	97,032	97,496
0.561% 7/15/34 (l)	279,623	280,888
0.651% 7/15/37 (l)	4,889,129	4,934,771
0.503% 1/15/39 (l)	3,455,897	3,431,720
0.661% 2/15/41 (l)	225,904	227,785
0.611% 9/15/41 (l)	434,835	437,617
0.631% 7/15/42 (l)	3,963,131	3,986,510
0.611% 12/15/43 (l)	4,491,912	4,507,581
Federal National Mortgage Association
Series 2006-42
0.619% 6/25/36 (l)	280,490	282,582
Series 2007-109
0.849% 12/25/37 (l)	317,022	321,976
Series 2007-114
0.370% 10/27/37 (l)	2,048,891	2,009,235
Series 2011-53
0.749% 6/25/41 (l)	776,455	785,302
Series 2011-86
0.720% 9/25/41 (l)	1,278,472	1,290,878
Series 2012-65
0.619% 6/25/42 (l)	358,364	359,173

Series 2013-121
0.569% 12/25/43 (l)	$3,295,776	$3,309,901
Series 2014-49
0.473% 8/25/44 (l)	12,716,723	12,641,044
Series 2014-54 LA
3.000% 2/25/44	9,748,047	9,919,721
National Credit Union Administration Guaranteed Notes
Series 2010-C1 A1
1.600% 10/29/20	928,085	932,037
Series 2010-R3 1A
0.716% 12/8/20 (l)	8,506,158	8,571,616
Series 2010-R3 2A
0.716% 12/8/20 (l)	882,868	889,524
Series 2011-R4 1A
0.537% 3/6/20 (l)	993,421	995,478

		60,212,835

Foreign Governments (0.4%)
Federative Republic of Brazil
6.000% 1/17/17	2,355,000	2,537,512
8.000% 1/15/18 (b)	149,333	162,773
5.875% 1/15/19	305,000	339,618
Province of British Columbia
2.850% 6/15/15	46,000	46,512
Province of Nova Scotia
5.125% 1/26/17	92,000	99,834
Province of Ontario
4.950% 11/28/16	184,000	197,653
Republic of Italy
5.250% 9/20/16	399,000	425,321
Republic of Korea
7.125% 4/16/19	154,000	186,098
Republic of Panama
5.200% 1/30/20 (b)	355,000	391,388
5.200% 1/30/20	107,000	117,967
Republic of Poland
5.000% 10/19/15	307,000	317,417
Republic of South Africa
5.875% 5/30/22	215,000	241,338
State of Israel
5.125% 3/26/19	138,000	155,940
Svensk Exportkredit AB
5.125% 3/1/17	92,000	99,994
United Mexican States
5.625% 1/15/17	338,000	363,688
5.950% 3/19/19	307,000	346,450

		6,029,503

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds,
Series 2010A 4.839% 1/1/41	18,000	21,610
Board of Regents of the University of Texas System, Revenue Bonds,
Series 2010C 4.794% 8/15/46	55,000	65,306
Central Puget Sound Regional Transit Authority, Revenue Bonds,
Series 2009P-2T 5.491% 11/1/39	61,000	77,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

City & County of Denver, General Obligation Bonds,
Series 2010B 5.650% 8/1/30	$31,000	$35,079
City & County of San Francisco Public Utilities Commission, Revenue Bonds,
Series 2010E 6.000% 11/1/40	123,000	158,226
City of Chicago, International Airport, Revenue Bonds,
Series 2010B 6.845% 1/1/38	38,000	43,273
6.395% 1/1/40	21,000	28,643
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010EE 6.011% 6/15/42	11,000	14,916
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 5.724% 6/15/42	38,000	50,118
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011A 5.508% 8/1/37	92,000	114,570
City of New York, General Obligation Bonds,
Series 2009-A1 5.206% 10/1/31	46,000	53,216
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2009E 5.456% 12/1/39	77,000	96,916
County of Clark Airport System, Revenue Bonds,
Series 2009B 6.881% 7/1/42	61,000	70,697
County of Los Angeles Community College District, General Obligation Bonds,
Series 2008-E 6.600% 8/1/42	31,000	44,635
6.750% 8/1/49	61,000	90,912
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2009-KRY 5.755% 7/1/29	31,000	38,211
5.750% 7/1/34	77,000	97,167
County of Nashville & Davidson Convention Center Authority, Revenue Bonds,
Series 2010B 6.731% 7/1/43	46,000	62,467
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010B 6.138% 5/1/49	31,000	41,919
Georgia Municipal Electric Authority, Revenue Bonds,
Series 2010A 6.637% 4/1/57	38,000	50,377
7.055% 4/1/57	61,000	74,497

Massachusetts Water Pollution Abatement Trust, Revenue Bonds,
Series 2010-15B 5.192% 8/1/40	$45,000	$53,303
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010A 6.668% 11/15/39	23,000	31,407
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010B-1 6.548% 11/15/31	31,000	40,458
6.648% 11/15/39	31,000	42,048
Metropolitan Washington Airports Authority, Revenue Bonds,
Series 2009D 7.462% 10/1/46	89,000	121,131
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2010B 6.561% 12/15/40	31,000	40,040
North Texas Tollway Authority System, Revenue Bonds,
Series 2009B 6.718% 1/1/49	88,000	127,396
Ohio State University, Revenue Bonds,
Series 2010C 4.910% 6/1/40	61,000	73,657
Pennsylvania Turnpike Commission, Revenue Bonds,
Series 2010B 5.511% 12/1/45	69,000	85,063
5.561% 12/1/49	92,000	114,701
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793% 4/1/30	31,000	39,584
6.918% 4/1/40	31,000	43,951
7.043% 4/1/50	61,000	90,710
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds,
Series 2009-F2 6.263% 4/1/49	92,000	129,645
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.350% 11/1/39	61,000	90,353
State of Georgia, General Obligation Bonds,
Series 2009H 4.503% 11/1/25	31,000	34,833
State of Illinois, General Obligation Bonds,
Series 2010 4.421% 1/1/15	31,000	31,000
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds,
Series 2010D 5.500% 3/15/30	31,000	37,098
5.600% 3/15/40	31,000	39,379
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds,
Series 2009E 5.770% 3/15/39	18,000	22,202

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010D 5.481% 8/1/39	$61,000	$76,988
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010F 5.090% 8/1/33	31,000	35,924
5.140% 8/1/40	31,000	37,736

		2,768,642

Supranational (0.3%)
Asian Development Bank
5.500% 6/27/16	307,000	329,036
Corp. Andina de Fomento
5.750% 1/12/17	154,000	166,705
8.125% 6/4/19	46,000	57,270
European Investment Bank
2.875% 1/15/15	307,000	307,209
4.875% 1/17/17	1,379,000	1,489,721
5.125% 5/30/17	399,000	437,687
Inter-American Development Bank
5.125% 9/13/16	107,000	114,909
3.875% 2/14/20	307,000	337,075
International Bank for Reconstruction & Development
5.000% 4/1/16	959,000	1,012,176

		4,251,788

U.S. Government Agencies (28.3%)
Federal Farm Credit Bank
0.107% 4/6/15 (l)	51,950,000	51,953,896
0.157% 10/8/15 (l)	20,000,000	20,009,020
Federal Home Loan Bank
0.250% 2/20/15	66,425,000	66,399,911
4.750% 12/16/16	154,000	166,146
4.875% 5/17/17	461,000	503,181
5.000% 11/17/17	5,859,000	6,495,950
5.500% 7/15/36	92,000	125,737
Federal Home Loan Mortgage Corp.
2.875% 2/9/15	230,000	230,624
0.500% 4/17/15	4,830,000	4,834,357
4.375% 7/17/15	50,000,000	51,125,500
1.750% 9/10/15	69,700,000	70,403,963
0.420% 9/18/15	6,116,000	6,119,691
4.750% 11/17/15	921,000	957,106
5.500% 7/18/16	307,000	329,983
Federal National Mortgage Association
0.500% 5/27/15	44,170,000	44,211,719
0.500% 7/2/15	21,675,000	21,703,457
2.375% 7/28/15	7,965,000	8,061,909
2.150% 8/4/15	31,000	31,342
2.000% 9/21/15	1,223,000	1,237,744
0.500% 9/28/15	81,545,000	81,695,981
1.875% 10/15/15	61,000	61,735
4.375% 10/15/15	921,000	950,493
0.500% 3/30/16	12,230,000	12,224,618
2.375% 4/11/16	14,705,000	15,062,174
5.000% 2/13/17	307,000	334,016
1.000% 9/20/17	4,587,000	4,570,406

		469,800,659

U.S. Treasuries (47.0%)
U.S. Treasury Bonds
11.250% 2/15/15	$522,000	$528,747
U.S. Treasury Notes
0.125% 4/30/15	16,573,000	16,576,966
0.250% 5/31/15	6,980,000	6,984,363
0.375% 6/30/15	212,688,300	212,970,771
0.250% 9/15/15	353,828,000	353,962,773
0.375% 1/31/16	90,360,000	90,424,418
0.500% 11/30/16	57,305,000	57,159,216
0.625% 12/31/16	41,524,000	41,481,828

		780,089,082

Total Government Securities		1,323,152,509

Total Long-Term Debt Securities (99.1%) (Cost $1,644,405,462)		1,643,163,336

Total Investments (99.1%) (Cost $1,644,405,462)		1,643,163,336
Other Assets Less Liabilities (0.9%)		15,335,648

Net Assets (100%)		$1,658,498,984

†	Security (totaling $1,789,316 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $101,933,377 or 6.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.

Glossary:

CAD	—	Canadian Dollar
CMO	—	Collateralized Mortgage Obligation

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Sales	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	31	March-15	$3,906,198	$3,930,703	$(24,505)
5 Year U.S. Treasury Notes	81	March-15	9,630,814	9,633,305	(2,491)

					$(26,996)

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	Northern Trust Corp.	1,196	$1,029,519	$1,030,066	$(547)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	UBS AG	974	837,920	864,333	(26,413)

					$(26,960)

Foreign Currency Sell Contract	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	Deutsche Bank AG	6,341	$5,581,681	$5,456,735	$124,946

					$97,986

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$112,915,397	$1,789,316	$114,704,713
Non-Agency CMO	—	80,618,138	—	80,618,138
Corporate Bonds
Consumer Discretionary	—	6,544,180	—	6,544,180
Consumer Staples	—	3,822,371	—	3,822,371
Energy	—	2,461,474	—	2,461,474
Financials	—	75,394,540	—	75,394,540
Health Care	—	13,233,283	—	13,233,283
Industrials	—	1,701,272	—	1,701,272
Information Technology	—	6,425,780	—	6,425,780
Materials	—	7,628,934	—	7,628,934
Telecommunication Services	—	4,983,877	—	4,983,877
Utilities	—	2,492,265	—	2,492,265

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$124,946	$—	$124,946
Government Securities
Agency CMO	—	60,212,835	—	60,212,835
Foreign Governments	—	6,029,503	—	6,029,503
Municipal Bonds	—	2,768,642	—	2,768,642
Supranational	—	4,251,788	—	4,251,788
U.S. Government Agencies	—	469,800,659	—	469,800,659
U.S. Treasuries	—	780,089,082	—	780,089,082

Total Assets	$—	$1,641,498,966	$1,789,316	$1,643,288,282

Liabilities:
Forward Currency Contracts	$—	$(26,960)	$—	$(26,960)
Futures	(26,996)	—	—	(26,996)

Total Liabilities	$(26,996)	$(26,960)	$—	$(53,956)

Total	$(26,996)	$1,641,472,006	$1,789,316	$1,643,234,326

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$124,946

	Liability Derivatives
Interest rate contracts	Payable, Net assets – Unrealized depreciation	$(26,996)*
Foreign exchange contracts	Payables	(26,960)

		$(53,956)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$173,871	$173,871
Interest rate contracts	(1,609,533)	—	(1,609,533)

Total	$(1,609,533)	$173,871	$(1,435,662)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$118,920	$118,920
Interest rate contracts	(104,137)	—	(104,137)

Total	$(104,137)	$118,920	$14,783

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $8,668,000 and futures contracts with an average notional balance of approximately $80,071,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Deutsche Bank AG	$124,946	$—	$—	$124,946

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Northern Trust Corp.	$(547)	$—	$—	$(547)
UBSAG	(26,413)	—	—	(26,413)

Total	$(26,960)	$—	$—	$(26,960)

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$509,437,663
Long-term U.S. government debt securities	552,530,461

$1,061,968,124

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$297,491,932
Long-term U.S. government debt securities	665,764,762

$963,256,694

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$831,928
Aggregate gross unrealized depreciation	(2,074,054)

Net unrealized depreciation	$(1,242,126)

Federal income tax cost of investments	$1,644,405,462

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,644,405,462)	$1,643,163,336
Cash	3,959,060
Receivable for securities sold	49,594,557
Dividends, interest and other receivables	3,547,277
Receivable from Separate Accounts for Trust shares sold	662,722
Unrealized appreciation on forward foreign currency contracts	124,946
Due from broker for futures variation margin	86,830
Other assets	9,621

Total assets	1,701,148,349

LIABILITIES
Payable for securities purchased	41,485,071
Investment management fees payable	630,112
Distribution fees payable – Class IB	159,035
Administrative fees payable	141,439
Payable to Separate Accounts for Trust shares redeemed	122,174
Unrealized depreciation on forward foreign currency contracts	26,960
Trustees’ fees payable	3,102
Accrued expenses	81,472

Total liabilities	42,649,365

NET ASSETS	$1,658,498,984

Net assets were comprised of:
Paid in capital	$1,663,590,519
Accumulated undistributed net investment income (loss)	(97,986)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(3,822,409)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(1,171,140)

Net assets	$1,658,498,984

Class IB
Net asset value, offering and redemption price per share, $743,592,755 / 75,190,608 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.89

Class K
Net asset value, offering and redemption price per share, $914,906,229 / 92,262,472 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.92

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$6,708,256

EXPENSES
Investment management fees	7,189,117
Distribution fees – Class IB	2,022,808
Administrative fees	1,636,750
Printing and mailing expenses	120,907
Professional fees	69,728
Trustees’ fees	35,467
Custodian fees	28,500
Offering costs	521
Miscellaneous	32,728

Total expenses	11,136,526

NET INVESTMENT INCOME (LOSS)	(4,428,270)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	364,718
Futures	(1,609,533)
Foreign currency transactions	198,346

Net realized gain (loss)	(1,046,469)

Change in unrealized appreciation (depreciation) on:
Investments	(883,038)
Futures	(104,137)
Foreign currency translations	119,378

Net change in unrealized appreciation (depreciation)	(867,797)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,914,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,342,536)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	May 20, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(4,428,270)	$(1,034,027)
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,046,469)	(1,945,303)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(867,797)	(303,343)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,342,536)	(3,282,673)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,764,972 and 6,262,850 shares, respectively ]	57,204,181	62,384,738
Capital shares sold in-kind (Note 9) [ 0 and 95,447,824 shares, respectively ]	—	952,138,686
Capital shares repurchased [ (18,828,792) and (13,456,246) shares, respectively ]	(186,813,218)	(133,927,645)

Total Class IB transactions	(129,609,037)	880,595,779

Class K
Capital shares sold [ 25,901,663 and 12,601,040 shares, respectively ]	257,356,219	125,368,170
Capital shares sold in-kind (Note 9) [ 75,159,671 and 0 shares, respectively ]	747,008,112	—
Capital shares repurchased [ (21,124,240) and (275,662) shares, respectively ]	(209,849,459)	(2,745,591)

Total Class K transactions	794,514,872	122,622,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	664,905,835	1,003,218,358

TOTAL INCREASE (DECREASE) IN NET ASSETS	658,563,299	999,935,685
NET ASSETS:
Beginning of period	999,935,685	—

End of period (a)	$1,658,498,984	$999,935,685

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(97,986)	$20,934

* The Portfolio commenced operations on May 20, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	May 20, 2013* to December 31, 2013
Net asset value, beginning of period	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.01)	(0.04)

Total from investment operations	(0.05)	(0.06)

Net asset value, end of period	$9.89	$9.94

Total return (b)	(0.50)%	(0.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$743,593	$877,376
Ratio of expenses to average net assets:
After waivers (a)	0.82%	0.83	%(f)(dd)
Before waivers (a)	0.82%	0.83	%(f)(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.40)%	(0.25	)%(f)(l)(dd)
Before waivers (a)	(0.40)%	(0.25	)%(f)(l)(dd)
Portfolio turnover rate (z)^	78%	38%

Class K	Year Ended December 31, 2014	November 19, 2013** to December 31, 2013		May 20, 2013* to August 23, 2013‡
Net asset value, beginning of period	$9.94	$9.95		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	—	#	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	— #	(0.01)		(0.07)

Total from investment operations	(0.02)	(0.01)		(0.04)

Net asset value, end of period	$9.92	$9.94		$9.96

Total return (b)	(0.20)%	(0.10)%		(0.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$914,906	$122,560		$—
Ratio of expenses to average net assets:
After waivers (a)	0.57%	0.63	%(f)(dd)	0.65	%(f)(dd)
Before waivers (a)	0.57%	0.63	%(f)(dd)	1.30	%(f)(dd)
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.15)%	(0.10	)%(f)(l)(dd)	1.33	%(f)(l)(dd)
Before waivers (a)	(0.15)%	(0.10	)%(f)(l)(dd)	0.68	%(f)(l)(dd)
Portfolio turnover rate (z)^	78%	38%		38%
*	Commencement of Operations.
**	Resumed operations.
‡	On August 23, 2013 operations ceased and shares were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”)
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(dd)	During the period, the Portfolio waived and then recouped the waived expenses.

See Notes to Financial Statements.

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	3.56%	17.08%	9.02%
Portfolio – Class IB Shares	3.60	16.98	8.84
Portfolio – Class K Shares**	3.86	N/A	20.53
Russell 2000® Growth Index	5.60	16.80	8.54
** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.60% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Growth Index, returned 5.60% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Stock selection was strong in the Utilities and Financials sectors.

•	Leading contributors included Keurig Green Mountain, Inc., Palo Alto Networks, Inc., Under Armour, Inc., United Rentals, Inc. and Robert Half International, Inc.

What hurt performance during the year:

•	Throughout 2014, strong, predicted growth substantially underperformed traditional value and this trend was most pronounced during the fourth quarter.

•	Stock selection in the Health Care sector was the leading detractor from performance for the year.

•	Leading detractors included Oasis Petroleum, Inc., Zulily, Inc. and Homeaway, Inc.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The Portfolio is built from the bottom up with an emphasis on companies that we believe can deliver fundamental outperformance. Valuations for companies with this profile — positive earnings revisions and surprises — remain below the long-term average. Reflecting on bottom-up investment process, at year end we had found opportunities across most sectors, and are constructive on Consumer/Commercial Services, Technology and Health Care, and more guarded on Financials, Industrials and Energy.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	19.7%
Industrials	17.8
Consumer Discretionary	16.7
Financials	16.5
Health Care	16.4
Energy	3.3
Materials	3.1
Consumer Staples	2.9
Utilities	1.8
Telecommunication Services	0.4
Cash and Other	1.4

100.0%

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,011.14	$4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,011.72	4.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,012.75	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.7%)
Auto Components (0.6%)
American Axle & Manufacturing Holdings, Inc.*	47,100	$1,063,989
Cooper Tire & Rubber Co.	38,700	1,340,955
Cooper-Standard Holding, Inc.*	8,700	503,556
Dana Holding Corp.	99,600	2,165,304
Dorman Products, Inc.*	19,000	917,130
Drew Industries, Inc.*	18,900	965,223
Federal-Mogul Holdings Corp.*	10,700	172,163
Fox Factory Holding Corp.*	500	8,115
Gentherm, Inc.*	19,800	725,076
Modine Manufacturing Co.*	30,000	408,000
Motorcar Parts of America, Inc.*	10,900	338,881
Shiloh Industries, Inc.*	14,200	223,366
Standard Motor Products, Inc.	18,800	716,656
Superior Industries International, Inc.	11,600	229,564
Tenneco, Inc.*	40,700	2,304,027
Tower International, Inc.*	13,100	334,705

		12,416,710

Automobiles (0.0%)
Winnebago Industries, Inc.	16,200	352,512

Distributors (1.0%)
Core-Mark Holding Co., Inc.	13,800	854,634
LKQ Corp.*	657,950	18,501,554
Pool Corp.	28,700	1,820,728
VOXX International Corp.*	14,500	127,020
Weyco Group, Inc.	5,000	148,350

		21,452,286

Diversified Consumer Services (2.0%)
American Public Education, Inc.*	12,150	447,970
Ascent Capital Group, Inc., Class A*	9,400	497,542
Bridgepoint Education, Inc.*	400	4,528
Bright Horizons Family Solutions, Inc.*	314,432	14,781,448
Capella Education Co.	6,550	504,088
Chegg, Inc.*	38,600	266,726
Grand Canyon Education, Inc.*	395,098	18,435,273
Houghton Mifflin Harcourt Co.*	69,300	1,435,203
ITT Educational Services, Inc.*	2,800	26,908
K12, Inc.*	10,300	122,261
LifeLock, Inc.*	43,900	812,589
Regis Corp.*	26,110	437,604
Sotheby’s, Inc.	38,700	1,671,066
Steiner Leisure Ltd.*	10,300	475,963
Strayer Education, Inc.*	5,800	430,824
Universal Technical Institute, Inc.	6,100	60,024
Weight Watchers International, Inc.*	17,600	437,184

		40,847,201

Hotels, Restaurants & Leisure (3.5%)
Belmond Ltd., Class A*	71,400	883,218
Biglari Holdings, Inc.*	870	347,574

BJ’s Restaurants, Inc.*	18,100	$908,801
Bloomin’ Brands, Inc.*	49,000	1,213,240
Bob Evans Farms, Inc.	20,200	1,033,836
Boyd Gaming Corp.*	39,200	500,976
Buffalo Wild Wings, Inc.*	92,793	16,738,001
Caesars Acquisition Co., Class A*	24,700	254,657
Caesars Entertainment Corp.*	24,640	386,601
Carrols Restaurant Group, Inc.*	17,100	130,473
Cheesecake Factory, Inc.	33,300	1,675,323
Churchill Downs, Inc.	9,500	905,350
Chuy’s Holdings, Inc.*	6,800	133,756
ClubCorp Holdings, Inc.	5,200	93,236
Cracker Barrel Old Country Store, Inc.	12,100	1,703,196
Del Frisco’s Restaurant Group, Inc.*	15,000	356,100
Denny’s Corp.*	52,112	537,275
Diamond Resorts International, Inc.*	22,500	627,750
DineEquity, Inc.	11,300	1,171,132
Fiesta Restaurant Group, Inc.*	14,300	869,440
Ignite Restaurant Group, Inc.*	2,000	15,740
International Speedway Corp., Class A	21,100	667,815
Interval Leisure Group, Inc.	26,500	553,585
Isle of Capri Casinos, Inc.*	31,200	261,144
Jack in the Box, Inc.	25,000	1,999,000
Krispy Kreme Doughnuts, Inc.*	54,300	1,071,882
La Quinta Holdings, Inc.*	28,100	619,886
Life Time Fitness, Inc.*	26,900	1,523,078
Marcus Corp.	9,600	177,696
Marriott Vacations Worldwide Corp.	16,300	1,215,002
Monarch Casino & Resort, Inc.*	14,000	232,260
Morgans Hotel Group Co.*	13,600	106,624
Noodles & Co.*	1,600	42,160
Norwegian Cruise Line Holdings Ltd.*	224,113	10,479,524
Papa John’s International, Inc.	18,266	1,019,243
Penn National Gaming, Inc.*	49,900	685,127
Pinnacle Entertainment, Inc.*	39,600	881,100
Popeyes Louisiana Kitchen, Inc.*	19,000	1,069,130
Red Robin Gourmet Burgers, Inc.*	9,600	738,960
Ruby Tuesday, Inc.*	15,200	103,968
Ruth’s Hospitality Group, Inc.	15,100	226,500
Scientific Games Corp., Class A*	26,800	341,164
Sonic Corp.	37,500	1,021,125
Speedway Motorsports, Inc.	6,800	148,716
Texas Roadhouse, Inc.	45,100	1,522,576
Vail Resorts, Inc.	22,500	2,050,425
Wyndham Worldwide Corp.	152,734	13,098,468
Zoe’s Kitchen, Inc.*	3,000	89,730

		72,431,563

Household Durables (1.2%)
Beazer Homes USA, Inc.*	12,120	234,643
Cavco Industries, Inc.*	4,800	380,496
Ethan Allen Interiors, Inc.	14,900	461,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Helen of Troy Ltd.*	18,100	$1,177,586
iRobot Corp.*	21,319	740,196
KB Home	55,200	913,560
La-Z-Boy, Inc.	36,000	966,240
Libbey, Inc.*	13,100	411,864
Lifetime Brands, Inc.	6,600	113,520
M.D.C. Holdings, Inc.	26,900	712,043
M/I Homes, Inc.*	17,100	392,616
Meritage Homes Corp.*	23,900	860,161
NACCO Industries, Inc., Class A	1,900	112,784
Ryland Group, Inc.	31,600	1,218,496
Standard Pacific Corp.*	107,100	780,759
Tempur Sealy International, Inc.*	246,430	13,531,471
TRI Pointe Homes, Inc.*	94,175	1,436,169
Universal Electronics, Inc.*	9,500	617,785
William Lyon Homes, Class A*	3,700	74,999

		25,136,841

Internet & Catalog Retail (0.7%)
1-800-Flowers.com, Inc., Class A*	14,900	122,776
Blue Nile, Inc.*	4,600	165,646
Coupons.com, Inc.*	2,100	37,275
FTD Cos., Inc.*	11,260	392,073
HomeAway, Inc.*	320,588	9,547,111
HSN, Inc.	24,000	1,824,000
Lands’ End, Inc.*	10,500	566,580
Nutrisystem, Inc.	15,100	295,205
RetailMeNot, Inc.*	2,500	36,550
Shutterfly, Inc.*	27,800	1,159,121

		14,146,337

Leisure Products (1.0%)
Arctic Cat, Inc.	3,700	131,350
Brunswick Corp.	55,400	2,839,804
Callaway Golf Co.	47,000	361,900
Marine Products Corp.	27,700	233,788
Polaris Industries, Inc.	110,575	16,723,363
Smith & Wesson Holding Corp.*	43,300	410,051
Sturm Ruger & Co., Inc.	12,800	443,264

		21,143,520

Media (1.1%)
AMC Entertainment Holdings, Inc., Class A	13,127	343,665
AMC Networks, Inc., Class A*	125,428	7,998,543
Carmike Cinemas, Inc.*	16,500	433,455
Cinedigm Corp., Class A*	2,200	3,564
Crown Media Holdings, Inc., Class A*	85,400	302,316
Cumulus Media, Inc., Class A*	86,100	364,203
Entercom Communications Corp., Class A*	12,600	153,216
Entravision Communications Corp., Class A	23,700	153,576
EW Scripps Co., Class A*	25,000	558,750
Global Sources Ltd.*	18,000	114,480
Gray Television, Inc.*	29,100	325,920
Harte-Hanks, Inc.	8,200	63,468

Journal Communications, Inc., Class A*	29,300	$334,899
Loral Space & Communications, Inc.*	10,400	818,584
Martha Stewart Living Omnimedia, Inc., Class A*	5,400	23,274
McClatchy Co., Class A*	17,800	59,096
MDC Partners, Inc., Class A	30,150	685,008
Media General, Inc.*	34,600	578,858
Meredith Corp.	26,100	1,417,752
National CineMedia, Inc.	36,100	518,757
New Media Investment Group, Inc.	18,700	441,881
New York Times Co., Class A	98,400	1,300,848
Nexstar Broadcasting Group, Inc., Class A	23,600	1,222,244
Rentrak Corp.*	7,700	560,714
Scholastic Corp.	19,500	710,190
Sinclair Broadcast Group, Inc., Class A	49,500	1,354,320
Sizmek, Inc.*	4,900	30,674
Time, Inc.	70,100	1,725,161
World Wrestling Entertainment, Inc., Class A	1,600	19,744

		22,617,160

Multiline Retail (0.1%)
Burlington Stores, Inc.*	18,200	860,132
Fred’s, Inc., Class A	25,800	449,178
Tuesday Morning Corp.*	26,500	575,050

		1,884,360

Specialty Retail (4.6%)
American Eagle Outfitters, Inc.	123,500	1,714,180
America’s Car-Mart, Inc.*	3,200	170,816
ANN, Inc.*	29,800	1,087,104
Asbury Automotive Group, Inc.*	20,800	1,579,136
Barnes & Noble, Inc.*	24,600	571,212
Brown Shoe Co., Inc.	29,100	935,565
Buckle, Inc.	20,300	1,066,156
Cabela’s, Inc.*	146,133	7,702,670
Cato Corp., Class A	17,800	750,804
Children’s Place, Inc.	18,345	1,045,665
Conn’s, Inc.*	15,400	287,826
Destination Maternity Corp.	10,200	162,690
Destination XL Group, Inc.*	40,400	220,584
Express, Inc.*	69,600	1,022,424
Finish Line, Inc., Class A	33,700	819,247
Five Below, Inc.*	490,945	20,045,291
Francesca’s Holdings Corp.*	25,600	427,520
Genesco, Inc.*	14,900	1,141,638
Group 1 Automotive, Inc.	16,800	1,505,616
Guess?, Inc.	39,000	822,120
Haverty Furniture Cos., Inc.	7,800	171,678
Hibbett Sports, Inc.*	19,248	932,181
Lithia Motors, Inc., Class A	14,400	1,248,336
Lumber Liquidators Holdings, Inc.*	19,900	1,319,569
Mattress Firm Holding Corp.*	7,100	412,368
Men’s Wearhouse, Inc.	34,200	1,509,930
Monro Muffler Brake, Inc.	24,050	1,390,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Office Depot, Inc.*	332,020	$2,847,072
Outerwall, Inc.*	13,850	1,041,797
Pep Boys-Manny, Moe & Jack*	31,700	311,294
Pier 1 Imports, Inc.	69,800	1,074,920
Rent-A-Center, Inc.	32,800	1,191,296
Restoration Hardware Holdings, Inc.*	18,600	1,785,786
Select Comfort Corp.*	44,400	1,200,132
Shoe Carnival, Inc.	6,450	165,701
Sonic Automotive, Inc., Class A	27,100	732,784
Stage Stores, Inc.	26,700	552,690
Stein Mart, Inc.	6,800	99,416
Tile Shop Holdings, Inc.*	2,800	24,864
Tilly’s, Inc., Class A*	7,300	70,737
Tractor Supply Co.	157,925	12,447,648
Ulta Salon Cosmetics & Fragrance, Inc.*	154,406	19,739,263
Vitamin Shoppe, Inc.*	22,900	1,112,482
West Marine, Inc.*	12,100	156,332
Zumiez, Inc.*	16,356	631,832

		95,248,462

Textiles, Apparel & Luxury Goods (0.9%)
Columbia Sportswear Co.	16,000	712,640
Crocs, Inc.*	69,200	864,308
G-III Apparel Group Ltd.*	12,000	1,212,120
Iconix Brand Group, Inc.*	32,500	1,098,175
Movado Group, Inc.	7,100	201,427
Oxford Industries, Inc.	10,900	601,789
Quiksilver, Inc.*	57,300	126,633
Skechers U.S.A., Inc., Class A*	23,800	1,314,950
Steven Madden Ltd.*	36,162	1,151,036
Tumi Holdings, Inc.*	34,600	821,058
Under Armour, Inc., Class A*	144,782	9,830,698
Vera Bradley, Inc.*	5,949	121,241
Wolverine World Wide, Inc.	63,300	1,865,451

		19,921,526

Total Consumer Discretionary		347,598,478

Consumer Staples (2.9%)
Beverages (0.1%)
Boston Beer Co., Inc., Class A*	4,900	1,418,746
National Beverage Corp.*	8,200	185,484

		1,604,230

Food & Staples Retailing (1.2%)
Andersons, Inc.	17,700	940,578
Casey’s General Stores, Inc.	24,050	2,172,196
Diplomat Pharmacy, Inc.*	53,046	1,451,869
Fresh Market, Inc.*	27,200	1,120,640
Ingles Markets, Inc., Class A	600	22,254
Pantry, Inc.*	14,300	529,958
PriceSmart, Inc.	12,700	1,158,494
SpartanNash Co.	19,320	505,025
Sprouts Farmers Market, Inc.*	423,150	14,378,637
SUPERVALU, Inc.*	127,700	1,238,690
United Natural Foods, Inc.*	31,300	2,420,272
Village Super Market, Inc., Class A	4,300	117,691
Weis Markets, Inc.	6,300	301,266

		26,357,570

Food Products (1.3%)
Alico, Inc.	7,500	$375,225
B&G Foods, Inc.	36,100	1,079,390
Boulder Brands, Inc.*	42,200	466,732
Calavo Growers, Inc.	8,400	397,320
Cal-Maine Foods, Inc.	18,200	710,346
Chiquita Brands International, Inc. (b)*	24,300	351,378
Darling Ingredients, Inc.*	111,522	2,025,240
Dean Foods Co.	59,400	1,151,172
Diamond Foods, Inc.*	15,200	429,096
Farmer Bros Co.*	1,532	45,117
Fresh Del Monte Produce, Inc.	24,600	825,330
J&J Snack Foods Corp.	11,500	1,250,855
Keurig Green Mountain, Inc.	73,877	9,780,945
Lancaster Colony Corp.	13,000	1,217,320
Limoneira Co.	1,200	29,976
Post Holdings, Inc.*	26,100	1,093,329
Sanderson Farms, Inc.	16,000	1,344,400
Seaboard Corp.*	200	839,590
Seneca Foods Corp., Class A*	1,800	48,654
Snyder’s-Lance, Inc.	33,900	1,035,645
Tootsie Roll Industries, Inc.	17,543	537,693
TreeHouse Foods, Inc.*	24,800	2,121,144

		27,155,897

Household Products (0.1%)
Central Garden & Pet Co., Class A*	18,000	171,900
Harbinger Group, Inc.*	52,800	747,648
WD-40 Co.	10,700	910,356

		1,829,904

Personal Products (0.1%)
Elizabeth Arden, Inc.*	12,100	258,819
Inter Parfums, Inc.	4,900	134,505
Nature’s Sunshine Products, Inc.	12,900	191,178
Nutraceutical International Corp.*	11,800	254,408
Synutra International, Inc.*	22,193	134,934
USANA Health Sciences, Inc.*	3,700	379,583

		1,353,427

Tobacco (0.1%)
Alliance One International, Inc.*	54,800	86,584
Universal Corp.	17,400	765,252
Vector Group Ltd.	47,638	1,015,166

		1,867,002

Total Consumer Staples		60,168,030

Energy (3.3%)
Energy Equipment & Services (1.8%)
Basic Energy Services, Inc.*	19,500	136,695
Bristow Group, Inc.	25,801	1,697,448
C&J Energy Services, Inc.*	34,700	458,387
CARBO Ceramics, Inc.	14,300	572,715
Dawson Geophysical Co.	3,600	44,028
Era Group, Inc.*	12,300	260,145
Exterran Holdings, Inc.	38,400	1,251,072
FMC Technologies, Inc.*	145,353	6,808,335

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Forum Energy Technologies, Inc.*	37,900	$785,667
Geospace Technologies Corp.*	9,700	257,050
Gulf Island Fabrication, Inc.	5,400	104,706
Gulfmark Offshore, Inc., Class A	20,900	510,378
Helix Energy Solutions Group, Inc.*	75,800	1,644,860
Hercules Offshore, Inc.*	123,200	123,200
Hornbeck Offshore Services, Inc.*	27,500	686,675
ION Geophysical Corp.*	69,400	190,850
Key Energy Services, Inc.*	117,400	196,058
Matrix Service Co.*	13,300	296,856
McDermott International, Inc.*	150,900	439,119
Natural Gas Services Group, Inc.*	7,600	175,104
Newpark Resources, Inc.*	56,300	537,102
North Atlantic Drilling Ltd.	48,981	79,839
Oceaneering International, Inc.	191,045	11,235,356
Parker Drilling Co.*	77,700	238,539
PHI, Inc. (Non-Voting)*	10,200	381,480
Pioneer Energy Services Corp.*	38,100	211,074
RigNet, Inc.*	8,200	336,446
SEACOR Holdings, Inc.*	14,500	1,070,245
Superior Energy Services, Inc.	260,548	5,250,042
Tesco Corp.	22,900	293,578
TETRA Technologies, Inc.*	42,200	281,896
Vantage Drilling Co.*	79,900	39,055
Willbros Group, Inc.*	14,400	90,288

		36,684,288

Oil, Gas & Consumable Fuels (1.5%)
Abraxas Petroleum Corp.*	45,200	132,888
Alpha Natural Resources, Inc.*	38,600	64,462
Amyris, Inc.*	19,300	39,758
Apco Oil and Gas International, Inc.*	5,891	82,651
Approach Resources, Inc.*	22,500	143,775
Bill Barrett Corp.*	33,000	375,870
Bonanza Creek Energy, Inc.*	20,400	489,600
BPZ Resources, Inc.*	57,100	16,502
Callon Petroleum Co.*	15,100	82,295
Carrizo Oil & Gas, Inc.*	30,800	1,281,280
Clayton Williams Energy, Inc.*	3,400	216,920
Clean Energy Fuels Corp.*	51,400	256,743
Cloud Peak Energy, Inc.*	43,706	401,221
Comstock Resources, Inc.	29,000	197,490
Concho Resources, Inc.*	70,358	7,018,210
Contango Oil & Gas Co.*	10,279	300,558
Delek U.S. Holdings, Inc.	37,700	1,028,456
DHT Holdings, Inc.	55,300	404,243
Diamondback Energy, Inc.*	24,200	1,446,676
Eclipse Resources Corp.*	18,998	133,556
Emerald Oil, Inc.*	22,100	26,520
Energy XXI Ltd.	70,151	228,692
EXCO Resources, Inc.	98,100	212,877
Forest Oil Corp.*	18,600	4,185
Frontline Ltd.*	1,300	3,263
FX Energy, Inc.*	33,100	51,305
GasLog Ltd.	21,300	433,455
Goodrich Petroleum Corp.*	30,700	136,308

Green Plains, Inc.	23,700	$587,286
Halcon Resources Corp.*	84,778	150,905
Hallador Energy Co.	15,000	165,150
Magnum Hunter Resources Corp.*	114,600	359,844
Matador Resources Co.*	42,800	865,844
Midstates Petroleum Co., Inc.*	26,300	39,713
Miller Energy Resources, Inc.*	28,400	35,500
Nordic American Tankers Ltd.	41,200	414,884
Northern Oil and Gas, Inc.*	22,500	127,125
Oasis Petroleum, Inc.*	130,304	2,155,228
Pacific Ethanol, Inc.*	8,200	84,706
Panhandle Oil and Gas, Inc., Class A	7,800	181,584
Parsley Energy, Inc., Class A*	31,700	505,932
PDC Energy, Inc.*	23,300	961,591
Penn Virginia Corp.*	37,800	252,504
PetroQuest Energy, Inc.*	23,800	89,012
Quicksilver Resources, Inc.*	37,000	7,333
Resolute Energy Corp.*	45,300	59,796
REX American Resources Corp.*	4,000	247,880
Rex Energy Corp.*	27,200	138,720
Rosetta Resources, Inc.*	44,200	986,102
RSP Permian, Inc.*	15,761	396,232
Sanchez Energy Corp.*	27,100	251,759
Scorpio Tankers, Inc.	131,800	1,145,342
SemGroup Corp., Class A	25,800	1,764,462
Ship Finance International Ltd.	37,200	525,264
Solazyme, Inc.*	34,600	89,268
Stone Energy Corp.*	38,500	649,880
Swift Energy Co.*	29,100	117,855
Synergy Resources Corp.*	52,500	658,350
Teekay Tankers Ltd., Class A	41,000	207,460
Triangle Petroleum Corp.*	38,500	184,030
VAALCO Energy, Inc.*	40,800	186,048
W&T Offshore, Inc.	22,700	166,618
Warren Resources, Inc.*	19,200	30,912
Western Refining, Inc.	33,500	1,265,630
Westmoreland Coal Co.*	9,000	298,890

		31,564,398

Total Energy		68,248,686

Financials (16.5%)
Banks (6.2%)
1st Source Corp.	4,250	145,818
American National Bankshares, Inc.	7,800	193,518
Ameris Bancorp	19,400	497,416
Ames National Corp.	10,760	279,114
Arrow Financial Corp.	3,413	93,823
BancFirst Corp.	2,600	164,814
Banco Latinoamericano de Comercio Exterior S.A., Class E	17,420	524,342
BancorpSouth, Inc.	57,100	1,285,321
Bank of Kentucky Financial Corp.	5,500	265,485
Bank of Marin Bancorp/California	3,690	194,057
Bank of the Ozarks, Inc.	50,420	1,911,926

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Banner Corp.	14,900	$640,998
BBCN Bancorp, Inc.	60,610	871,572
Boston Private Financial Holdings, Inc.	54,810	738,291
Bridge Bancorp, Inc.	2,800	74,900
Camden National Corp.	2,250	89,640
Capital Bank Financial Corp., Class A*	17,900	479,720
Capital City Bank Group, Inc.	10,300	160,062
Cardinal Financial Corp.	19,550	387,676
Cascade Bancorp*	53,526	277,800
Cathay General Bancorp	57,001	1,458,656
Centerstate Banks, Inc.	13,500	160,785
Chemical Financial Corp.	19,500	597,480
Citizens & Northern Corp.	8,500	175,695
City Holding Co.	10,500	488,565
CNB Financial Corp./Pennsylvania	6,640	122,840
Columbia Banking System, Inc.	33,110	914,167
Community Bank System, Inc.	28,476	1,085,790
Community Trust Bancorp, Inc.	11,110	406,737
CommunityOne Bancorp*	8,514	97,485
CVB Financial Corp.	63,600	1,018,872
Eagle Bancorp, Inc.*	17,930	636,874
Enterprise Financial Services Corp.	6,690	131,994
F.N.B. Corp./Pennsylvania	121,800	1,622,376
First Bancorp, Inc./Maine	2,940	53,185
First Bancorp/North Carolina	10,100	186,547
First BanCorp/Puerto Rico*	66,200	388,594
First Busey Corp.	29,820	194,128
First Citizens BancShares, Inc./North Carolina, Class A	4,800	1,213,392
First Commonwealth Financial Corp.	59,700	550,434
First Community Bancshares, Inc./Virginia	13,600	223,992
First Connecticut Bancorp, Inc./Connecticut	13,000	212,160
First Financial Bancorp	41,460	770,741
First Financial Bankshares, Inc.	45,600	1,362,528
First Financial Corp./Indiana	3,900	138,918
First Interstate BancSystem, Inc., Class A	8,600	239,252
First Merchants Corp.	20,800	473,200
First Midwest Bancorp, Inc./Illinois	50,000	855,500
First NBC Bank Holding Co.*	8,300	292,160
First Republic Bank/California	226,828	11,822,275
FirstMerit Corp.	102,847	1,942,780
Flushing Financial Corp.	20,350	412,495
German American Bancorp, Inc.	5,600	170,912
Glacier Bancorp, Inc.	53,730	1,492,082
Great Southern Bancorp, Inc.	3,500	138,845
Hancock Holding Co.	52,290	1,605,303
Hanmi Financial Corp.	21,138	461,020
Heartland Financial USA, Inc.	4,855	131,571
Heritage Financial Corp./Washington	19,966	350,403
Hilltop Holdings, Inc.*	44,841	894,578

Home BancShares, Inc./Arkansas	31,894	$1,025,711
Hudson Valley Holding Corp.	3,080	83,653
Iberiabank Corp.	168,980	10,958,353
Independent Bank Corp./Massachusetts	13,600	582,216
International Bancshares Corp.	38,400	1,019,136
Investors Bancorp, Inc.	227,572	2,554,496
Lakeland Bancorp, Inc.	14,210	166,257
Lakeland Financial Corp.	10,570	459,478
MB Financial, Inc.	45,440	1,493,158
Merchants Bancshares, Inc./Vermont	3,400	104,142
MidWestOne Financial Group, Inc.	9,400	270,814
National Bank Holdings Corp., Class A	37,800	733,698
National Bankshares, Inc./Virginia	3,800	115,482
National Penn Bancshares, Inc.	94,900	998,823
NBT Bancorp, Inc.	37,495	984,994
OFG Bancorp	33,400	556,110
Old National Bancorp/Indiana	78,880	1,173,734
Pacific Continental Corp.	10,500	148,890
Park National Corp.	8,850	783,048
Park Sterling Corp.	400	2,940
Penns Woods Bancorp, Inc.	340	16,748
Peoples Bancorp, Inc./Ohio	10,100	261,893
Pinnacle Financial Partners, Inc.	21,281	841,451
PrivateBancorp, Inc.	43,518	1,453,501
Prosperity Bancshares, Inc.	43,550	2,410,928
Renasant Corp.	21,900	633,567
Republic Bancorp, Inc./Kentucky, Class A	5,900	145,848
S&T Bancorp, Inc.	19,961	595,037
Sandy Spring Bancorp, Inc.	15,910	414,933
Sierra Bancorp	3,300	57,948
Signature Bank/New York*	121,835	15,346,337
Simmons First National Corp., Class A	11,620	472,353
South State Corp.	17,240	1,156,459
Southside Bancshares, Inc.	11,358	328,360
State Bank Financial Corp.	22,700	453,546
Sterling Bancorp/Delaware	59,561	856,487
Stock Yards Bancorp, Inc.	2,300	76,682
Sun Bancorp, Inc./New Jersey*	9,380	181,972
Susquehanna Bancshares, Inc.	114,851	1,542,449
SVB Financial Group*	117,326	13,618,029
Texas Capital Bancshares, Inc.*	29,650	1,610,885
Tompkins Financial Corp.	10,451	577,940
Towne Bank/Virginia	8,345	126,176
Trico Bancshares	10,500	259,350
Trustmark Corp.	42,820	1,050,803
UMB Financial Corp.	25,060	1,425,663
Umpqua Holdings Corp.	113,173	1,925,073
Union Bankshares Corp.	31,197	751,224
United Bankshares, Inc./West Virginia	44,552	1,668,472
United Community Banks, Inc./Georgia	26,500	501,910
Univest Corp. of Pennsylvania	4,847	98,103
Valley National Bancorp	129,447	1,256,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ViewPoint Financial Group, Inc.	22,130	$527,801
Washington Trust Bancorp, Inc.	10,800	433,944
Webster Financial Corp.	55,000	1,789,150
WesBanco, Inc.	16,600	577,680
West Bancorp, Inc.	7,000	119,140
Westamerica Bancorp	19,500	955,890
Western Alliance Bancorp*	52,900	1,470,620
Wilshire Bancorp, Inc.	54,700	554,111
Wintrust Financial Corp.	28,270	1,321,905

		128,854,035

Capital Markets (2.6%)
Actua Corp.*	24,900	459,903
Affiliated Managers Group, Inc.*	62,084	13,176,708
Arlington Asset Investment Corp., Class A	10,100	268,761
BGC Partners, Inc., Class A	110,740	1,013,271
Calamos Asset Management, Inc., Class A	1,000	13,320
CIFC Corp.	900	7,443
Cohen & Steers, Inc.	11,366	478,281
Cowen Group, Inc., Class A*	69,000	331,200
Diamond Hill Investment Group, Inc.	700	96,628
Evercore Partners, Inc., Class A	22,200	1,162,614
FBR & Co.*	1,950	47,951
Financial Engines, Inc.	36,000	1,315,800
FXCM, Inc., Class A	26,200	434,134
GAMCO Investors, Inc., Class A	4,230	376,216
GFI Group, Inc.	7,681	41,861
Greenhill & Co., Inc.	22,600	985,360
HFF, Inc., Class A	21,500	772,280
INTL FCStone, Inc.*	2,800	57,596
Investment Technology Group, Inc.*	33,500	697,470
Janus Capital Group, Inc.	107,900	1,740,427
KCG Holdings, Inc., Class A*	22,471	261,787
Lazard Ltd., Class A	301,486	15,083,345
Manning & Napier, Inc.	7,800	107,796
Piper Jaffray Cos.*	14,100	819,069
Safeguard Scientifics, Inc.*	1,630	32,307
Stifel Financial Corp.*	255,526	13,036,937
SWS Group, Inc.*	3,840	26,534
Virtus Investment Partners, Inc.	4,795	817,500
Walter Investment Management Corp.*	27,340	451,383
WisdomTree Investments, Inc.	72,600	1,138,005

		55,251,887

Consumer Finance (0.4%)
Cash America International, Inc.	20,920	473,210
Credit Acceptance Corp.*	5,000	682,050
Encore Capital Group, Inc.*	17,050	757,020
Enova International, Inc.*	19,141	426,079
Ezcorp, Inc., Class A*	24,100	283,175
First Cash Financial Services, Inc.*	22,300	1,241,441
Green Dot Corp., Class A*	13,000	266,370
Nelnet, Inc., Class A	16,850	780,660

PRA Group, Inc.*	34,160	$1,978,889
Springleaf Holdings, Inc.*	14,900	538,933
World Acceptance Corp.*	6,720	533,904

		7,961,731

Diversified Financial Services (0.1%)
MarketAxess Holdings, Inc.	23,400	1,678,014
Marlin Business Services Corp.	12,100	248,413
NewStar Financial, Inc.*	10,500	134,400
PHH Corp.*	38,200	915,272
PICO Holdings, Inc.*	11,100	209,235

		3,185,334

Insurance (1.4%)
Ambac Financial Group, Inc.*	32,500	796,250
American Equity Investment Life Holding Co.	47,380	1,383,022
AMERISAFE, Inc.	11,990	507,896
AmTrust Financial Services, Inc.	20,661	1,162,181
Argo Group International Holdings Ltd.	15,790	875,871
Baldwin & Lyons, Inc., Class B	3,487	89,895
Citizens, Inc./Texas*	24,300	184,680
CNO Financial Group, Inc.	138,400	2,383,248
Donegal Group, Inc., Class A	7,400	118,252
Employers Holdings, Inc.	30,900	726,459
Enstar Group Ltd.*	6,550	1,001,429
FBL Financial Group, Inc., Class A	5,800	336,574
First American Financial Corp.	67,900	2,301,810
Global Indemnity plc*	8,150	231,215
Greenlight Capital Reinsurance Ltd., Class A*	20,316	663,317
Hallmark Financial Services, Inc.*	14,100	170,469
Horace Mann Educators Corp.	24,910	826,514
Independence Holding Co.	7,984	111,377
Infinity Property & Casualty Corp.	9,300	718,518
Kansas City Life Insurance Co.	2,190	105,186
Kemper Corp.	29,500	1,065,245
Maiden Holdings Ltd.	34,930	446,755
Meadowbrook Insurance Group, Inc.	3,500	29,610
Montpelier Reinsurance Holdings Ltd.	31,500	1,128,330
National General Holdings Corp.	22,600	420,586
National Interstate Corp.	3,500	104,300
National Western Life Insurance Co., Class A	1,130	304,253
Navigators Group, Inc.*	7,600	557,384
OneBeacon Insurance Group Ltd., Class A	7,400	119,880
Platinum Underwriters Holdings Ltd.	17,080	1,254,014
Primerica, Inc.	34,200	1,855,692
RLI Corp.	26,200	1,294,280
Safety Insurance Group, Inc.	8,350	534,484
Selective Insurance Group, Inc.	39,140	1,063,434
State Auto Financial Corp.	8,300	184,426
Stewart Information Services Corp.	20,500	759,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Symetra Financial Corp.	45,700	$1,053,385
Third Point Reinsurance Ltd.*	36,100	523,089
United Fire Group, Inc.	15,100	448,923
Universal Insurance Holdings, Inc.	19,000	388,550

		28,230,103

Real Estate Investment Trusts (REITs) (4.7%)
Acadia Realty Trust (REIT)	38,586	1,235,910
AG Mortgage Investment Trust, Inc. (REIT)	18,600	345,402
Alexander’s, Inc. (REIT)	1,600	699,488
Altisource Residential Corp. (REIT)	38,700	750,780
American Assets Trust, Inc. (REIT)	23,296	927,414
American Capital Mortgage Investment Corp. (REIT)	45,045	848,648
American Realty Capital Healthcare Trust, Inc. (REIT)	107,600	1,280,440
American Residential Properties, Inc. (REIT)*	20,400	358,428
AmREIT, Inc. (REIT)	8,800	233,552
Anworth Mortgage Asset Corp. (REIT)	130,400	684,600
Apollo Commercial Real Estate Finance, Inc. (REIT)	30,460	498,326
Apollo Residential Mortgage, Inc. (REIT)	15,100	238,127
ARMOUR Residential REIT, Inc. (REIT)	285,728	1,051,479
Ashford Hospitality Trust, Inc. (REIT)	35,550	372,564
Associated Estates Realty Corp. (REIT)	38,500	893,585
Aviv REIT, Inc. (REIT)	12,500	431,000
Campus Crest Communities, Inc. (REIT)	22,964	167,867
Capstead Mortgage Corp. (REIT)	76,810	943,227
Cedar Realty Trust, Inc. (REIT)	47,500	348,650
Chambers Street Properties (REIT)	141,700	1,142,102
Chatham Lodging Trust (REIT)	16,800	486,696
Chesapeake Lodging Trust (REIT)	30,620	1,139,370
Colony Financial, Inc. (REIT)	62,734	1,494,324
CoreSite Realty Corp. (REIT)	17,800	695,090
Cousins Properties, Inc. (REIT)	137,392	1,569,017
CubeSmart (REIT)	99,850	2,203,689
CyrusOne, Inc. (REIT)	20,500	564,775
CYS Investments, Inc. (REIT)	129,037	1,125,203
DCT Industrial Trust, Inc. (REIT)	54,200	1,932,772
DiamondRock Hospitality Co. (REIT)	119,208	1,772,623
DuPont Fabros Technology, Inc. (REIT)	38,110	1,266,776
EastGroup Properties, Inc. (REIT)	22,180	1,404,438
Education Realty Trust, Inc. (REIT)	29,333	1,073,294

Empire State Realty Trust, Inc. (REIT), Class A	57,000	$1,002,060
EPR Properties (REIT)	33,578	1,935,100
Equity One, Inc. (REIT)	38,700	981,432
Excel Trust, Inc. (REIT)	38,200	511,498
FelCor Lodging Trust, Inc. (REIT)	88,640	959,085
First Industrial Realty Trust, Inc. (REIT)	77,900	1,601,624
First Potomac Realty Trust (REIT)	34,657	428,361
Franklin Street Properties Corp. (REIT)	65,080	798,532
Geo Group, Inc. (REIT)	43,381	1,750,857
Getty Realty Corp. (REIT)	12,520	227,989
Gladstone Commercial Corp. (REIT)	1,600	27,472
Glimcher Realty Trust (REIT)	100,330	1,378,534
Government Properties Income Trust (REIT)	39,550	910,045
Gramercy Property Trust, Inc. (REIT)	64,600	445,740
Hatteras Financial Corp. (REIT)	61,300	1,129,759
Healthcare Realty Trust, Inc. (REIT)	66,600	1,819,512
Hersha Hospitality Trust (REIT)	133,729	940,115
Highwoods Properties, Inc. (REIT)	53,800	2,382,264
Hudson Pacific Properties, Inc. (REIT)	34,900	1,049,094
Inland Real Estate Corp. (REIT)	47,500	520,125
Invesco Mortgage Capital, Inc. (REIT)	82,055	1,268,570
Investors Real Estate Trust (REIT)	55,920	456,866
iStar Financial, Inc. (REIT)*	66,700	910,455
Kite Realty Group Trust (REIT)	22,582	649,007
LaSalle Hotel Properties (REIT)	62,150	2,515,210
Lexington Realty Trust (REIT)	130,645	1,434,482
LTC Properties, Inc. (REIT)	21,800	941,106
Mack-Cali Realty Corp. (REIT)	56,300	1,073,078
Medical Properties Trust, Inc. (REIT)	111,958	1,542,781
Monmouth Real Estate Investment Corp. (REIT)	22,513	249,219
National Health Investors, Inc. (REIT)	20,200	1,413,192
New Residential Investment Corp. (REIT)	91,450	1,167,816
New York Mortgage Trust, Inc. (REIT)	51,800	399,378
New York REIT, Inc. (REIT)	111,900	1,185,021
One Liberty Properties, Inc. (REIT)	6,300	149,121
Parkway Properties, Inc./Maryland (REIT)	50,158	922,406

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pebblebrook Hotel Trust (REIT)	45,428	$2,072,880
Pennsylvania Real Estate Investment Trust (REIT)	49,160	1,153,294
PennyMac Mortgage Investment Trust (REIT)	46,763	986,232
Physicians Realty Trust (REIT)	28,900	479,740
Potlatch Corp. (REIT)	28,600	1,197,482
PS Business Parks, Inc. (REIT)	13,120	1,043,565
RAIT Financial Trust (REIT)	54,300	416,481
Ramco-Gershenson Properties Trust (REIT)	48,260	904,392
Redwood Trust, Inc. (REIT)	61,900	1,219,430
Resource Capital Corp. (REIT)	75,850	382,284
Retail Opportunity Investments Corp. (REIT)	51,500	864,685
Rexford Industrial Realty, Inc. (REIT)	28,700	450,877
RLJ Lodging Trust (REIT)	79,700	2,672,341
Rouse Properties, Inc. (REIT)	23,600	437,072
Ryman Hospitality Properties, Inc. (REIT)	30,216	1,593,592
Sabra Health Care REIT, Inc. (REIT)	33,000	1,002,210
Saul Centers, Inc. (REIT)	5,950	340,280
Select Income REIT (REIT)	23,400	571,194
Silver Bay Realty Trust Corp. (REIT)	24,422	404,428
Sovran Self Storage, Inc. (REIT)	22,520	1,964,194
STAG Industrial, Inc. (REIT)	30,200	739,900
STORE Capital Corp. (REIT)	19,031	411,260
Strategic Hotels & Resorts, Inc. (REIT)*	157,072	2,078,063
Summit Hotel Properties, Inc. (REIT)	47,700	593,388
Sun Communities, Inc. (REIT)	26,840	1,622,746
Sunstone Hotel Investors, Inc. (REIT)	122,263	2,018,562
Terreno Realty Corp. (REIT)	21,100	435,293
Universal Health Realty Income Trust (REIT)	7,650	368,118
Urstadt Biddle Properties, Inc. (REIT), Class A	10,670	233,460
Washington Real Estate Investment Trust (REIT)	47,800	1,322,148
Western Asset Mortgage Capital Corp. (REIT)	26,500	389,550

		97,625,703

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	31,100	1,220,986
Altisource Asset Management Corp.*	900	279,108
Altisource Portfolio Solutions S.A.*	9,300	314,247
AV Homes, Inc.*	6,200	90,334
Forestar Group, Inc.*	24,000	369,600
Kennedy-Wilson Holdings, Inc.	44,500	1,125,850
St. Joe Co.*	40,200	739,278
Tejon Ranch Co.*	3,100	91,326

		4,230,729

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	57,300	$765,528
Bank Mutual Corp.	21,800	149,548
BankFinancial Corp.	14,800	175,528
Beneficial Mutual Bancorp, Inc.*	5,070	62,209
Berkshire Hills Bancorp, Inc.	14,800	394,568
BofI Holding, Inc.*	8,700	676,947
Brookline Bancorp, Inc.	51,156	513,095
Capitol Federal Financial, Inc.	107,700	1,376,406
Charter Financial Corp./Maryland	19,876	227,580
Dime Community Bancshares, Inc.	10,900	177,452
ESB Financial Corp.	10,124	191,749
Essent Group Ltd.*	26,500	681,315
EverBank Financial Corp.	58,200	1,109,292
Fox Chase Bancorp, Inc.	16,300	271,721
Home Loan Servicing Solutions Ltd.	50,900	993,568
Kearny Financial Corp.*	10,707	147,221
MGIC Investment Corp.*	202,451	1,886,843
NMI Holdings, Inc., Class A*	26,400	241,032
Northfield Bancorp, Inc.	42,058	622,458
Northwest Bancshares, Inc.	78,390	982,227
OceanFirst Financial Corp.	16,087	275,731
Oritani Financial Corp.	39,194	603,588
Provident Financial Services, Inc.	43,000	776,580
Radian Group, Inc.	129,166	2,159,655
Territorial Bancorp, Inc.	4,900	105,595
TrustCo Bank Corp.	66,200	480,612
United Financial Bancorp, Inc.	26,345	378,314
Washington Federal, Inc.	64,400	1,426,460
WSFS Financial Corp.	3,700	284,493

		18,137,315

Total Financials		343,476,837

Health Care (16.4%)
Biotechnology (4.7%)
ACADIA Pharmaceuticals, Inc.*	50,700	1,609,725
Acceleron Pharma, Inc.*	10,500	409,080
Achillion Pharmaceuticals, Inc.*	57,900	709,275
Acorda Therapeutics, Inc.*	28,100	1,148,447
Aegerion Pharmaceuticals, Inc.*	21,300	446,022
Agios Pharmaceuticals, Inc.*	30,982	3,471,223
Alder Biopharmaceuticals, Inc.*	800	23,272
AMAG Pharmaceuticals, Inc.*	19,553	833,349
Anacor Pharmaceuticals, Inc.*	17,500	564,375
Arena Pharmaceuticals, Inc.*	168,800	585,736
ARIAD Pharmaceuticals, Inc.*	104,700	719,289
Array BioPharma, Inc.*	92,500	437,525
Arrowhead Research Corp.*	33,000	243,540
BioCryst Pharmaceuticals, Inc.*	44,500	541,120
BioTime, Inc.*	31,000	115,630
Bluebird Bio, Inc.*	12,100	1,109,812
Celldex Therapeutics, Inc.*	60,800	1,109,600
Cepheid, Inc.*	43,500	2,355,090
Chelsea Therapeutics International Ltd.(b)*†	52,100	4,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ChemoCentryx, Inc.*	2,600	$17,758
Chimerix, Inc.*	17,100	688,446
Clovis Oncology, Inc.*	15,700	879,200
CTI BioPharma Corp.*	58,000	136,880
Cytokinetics, Inc.*	2,400	19,224
Cytori Therapeutics, Inc.*	5,000	2,443
CytRx Corp.*	12,200	33,428
Durata Therapeutics, Inc. (b)*	5,000	5,800
Dyax Corp.*	77,700	1,092,462
Dynavax Technologies Corp.*	21,060	355,072
Emergent Biosolutions, Inc.*	18,700	509,201
Enanta Pharmaceuticals, Inc.*	1,900	96,615
Epizyme, Inc.*	5,200	98,124
Exact Sciences Corp.*	55,100	1,511,944
Exelixis, Inc.*	142,700	205,488
Foundation Medicine, Inc.*	3,900	86,658
Galectin Therapeutics, Inc.*	200	694
Galena Biopharma, Inc.*	49,500	74,745
Genomic Health, Inc.*	8,400	268,548
Geron Corp.*	95,100	309,075
Halozyme Therapeutics, Inc.*	59,200	571,280
Idera Pharmaceuticals, Inc.*	11,200	49,392
ImmunoGen, Inc.*	64,800	395,280
Immunomedics, Inc.*	48,800	234,240
Infinity Pharmaceuticals, Inc.*	34,600	584,394
Inovio Pharmaceuticals, Inc.*	38,200	350,676
Insmed, Inc.*	24,800	383,656
Insys Therapeutics, Inc.*	7,200	303,552
Intrexon Corp.*	22,600	622,178
Ironwood Pharmaceuticals, Inc.*	72,800	1,115,296
Isis Pharmaceuticals, Inc.*	120,856	7,461,649
Juno Therapeutics, Inc.*	35,225	1,839,449
Karyopharm Therapeutics, Inc.*	7,900	295,697
Keryx Biopharmaceuticals, Inc.*	61,400	868,810
KYTHERA Biopharmaceuticals, Inc.*	16,100	558,348
Lexicon Pharmaceuticals, Inc.*	224,300	204,091
Ligand Pharmaceuticals, Inc.*	12,050	641,180
MacroGenics, Inc.*	12,100	424,347
MannKind Corp.*	144,855	755,419
Merrimack Pharmaceuticals, Inc.*	65,700	742,410
MiMedx Group, Inc.*	60,900	702,177
Momenta Pharmaceuticals, Inc.*	33,100	398,524
Navidea Biopharmaceuticals, Inc.*	24,400	46,116
Neuralstem, Inc.*	6,400	17,408
Neurocrine Biosciences, Inc.*	43,100	962,854
NewLink Genetics Corp.*	14,000	556,500
Northwest Biotherapeutics, Inc.*	17,300	92,555
Novavax, Inc.*	128,700	763,191
NPS Pharmaceuticals, Inc.*	227,725	8,145,723
OncoMed Pharmaceuticals, Inc.*	300	6,528
Ophthotech Corp.*	8,800	394,856
OPKO Health, Inc.*	135,300	1,351,647
Orexigen Therapeutics, Inc.*	75,800	459,348
Organovo Holdings, Inc.*	9,900	71,775
Osiris Therapeutics, Inc.*	29,000	463,710
PDL BioPharma, Inc.	101,200	780,252

Pharmacyclics, Inc.*	70,452	$8,613,462
Portola Pharmaceuticals, Inc.*	23,400	662,688
Progenics Pharmaceuticals, Inc.*	35,400	267,624
Prothena Corp. plc*	16,600	344,616
PTC Therapeutics, Inc.*	14,100	729,957
Puma Biotechnology, Inc.*	55,539	10,511,867
Raptor Pharmaceutical Corp.*	49,500	520,740
Receptos, Inc.*	48,093	5,891,873
Repligen Corp.*	20,900	413,820
Retrophin, Inc.*	1,600	19,584
Rigel Pharmaceuticals, Inc.*	58,400	132,568
Sangamo BioSciences, Inc.*	42,200	641,862
Sarepta Therapeutics, Inc.*	23,100	334,257
Spectrum Pharmaceuticals, Inc.*	46,200	320,166
Synageva BioPharma Corp.*	67,799	6,291,069
Synergy Pharmaceuticals, Inc.*	27,400	83,570
Synta Pharmaceuticals Corp.*	800	2,120
TESARO, Inc.*	155,366	5,778,062
TG Therapeutics, Inc.*	5,600	88,704
Threshold Pharmaceuticals, Inc.*	29,400	93,492
Ultragenyx Pharmaceutical, Inc.*	4,100	179,908
Vanda Pharmaceuticals, Inc.*	26,703	382,387
Verastem, Inc.*	16,290	148,891
Vital Therapies, Inc.*	400	9,972
XOMA Corp.*	35,000	125,650
ZIOPHARM Oncology, Inc.*	27,400	138,918

		99,170,418

Health Care Equipment & Supplies (4.0%)
Abaxis, Inc.	14,700	835,401
ABIOMED, Inc.*	22,900	871,574
Accuray, Inc.*	48,667	367,436
Align Technology, Inc.*	217,520	12,161,543
Analogic Corp.	8,700	736,107
AngioDynamics, Inc.*	11,800	224,318
Anika Therapeutics, Inc.*	8,000	325,920
Antares Pharma, Inc.*	74,900	192,493
AtriCure, Inc.*	16,400	327,344
Atrion Corp.	1,300	442,013
Cantel Medical Corp.	23,175	1,002,551
Cardiovascular Systems, Inc.*	15,100	454,208
Cerus Corp.*	28,600	178,464
CONMED Corp.	18,600	836,256
CryoLife, Inc.	16,300	184,679
Cyberonics, Inc.*	16,000	890,880
Cynosure, Inc., Class A*	18,231	499,894
DBV Technologies S.A. (ADR)*	125,553	3,404,997
DexCom, Inc.*	47,700	2,625,885
Endologix, Inc.*	46,600	712,514
Exactech, Inc.*	18,800	443,116
GenMark Diagnostics, Inc.*	26,400	359,304
Globus Medical, Inc., Class A*	39,500	938,915
Greatbatch, Inc.*	15,100	744,430
Haemonetics Corp.*	37,000	1,384,540
HeartWare International, Inc.*	117,100	8,598,653
ICU Medical, Inc.*	7,600	622,440
Insulet Corp.*	237,490	10,938,789
Integra LifeSciences Holdings Corp.*	14,300	775,489

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Invacare Corp.	20,100	$336,876
K2M Group Holdings, Inc.*	100	2,087
LDR Holding Corp.*	10,300	337,634
Masimo Corp.*	33,950	894,243
Meridian Bioscience, Inc.	26,900	442,774
Merit Medical Systems, Inc.*	32,675	566,258
Natus Medical, Inc.*	16,700	601,868
Neogen Corp.*	27,450	1,361,246
NuVasive, Inc.*	33,600	1,584,576
NxStage Medical, Inc.*	43,200	774,576
OraSure Technologies, Inc.*	39,600	401,544
Orthofix International N.V.*	12,500	375,750
PhotoMedex, Inc.*	13,100	20,043
Quidel Corp.*	17,900	517,668
Rockwell Medical, Inc.*	27,900	286,812
RTI Surgical, Inc.*	26,600	138,320
Sirona Dental Systems, Inc.*	136,517	11,927,490
Spectranetics Corp.*	25,300	874,874
STAAR Surgical Co.*	30,600	278,766
STERIS Corp.	36,900	2,392,965
SurModics, Inc.*	19,200	424,320
Symmetry Surgical, Inc.*	4,500	35,055
Thoratec Corp.*	41,400	1,343,844
Tornier N.V.*	18,800	479,400
Unilife Corp.*	34,300	114,905
Vascular Solutions, Inc.*	15,700	426,412
Volcano Corp.*	37,700	674,076
West Pharmaceutical Services, Inc.	43,000	2,289,320
Wright Medical Group, Inc.*	30,600	822,222
Zeltiq Aesthetics, Inc.*	21,800	608,438

		83,414,515

Health Care Providers & Services (3.5%)
Acadia Healthcare Co., Inc.*	344,369	21,078,826
Air Methods Corp.*	25,900	1,140,377
Almost Family, Inc.*	5,700	165,015
Amedisys, Inc.*	20,300	595,805
AMN Healthcare Services, Inc.*	32,800	642,880
Amsurg Corp.*	26,416	1,445,748
Bio-Reference Laboratories, Inc.*	15,800	507,654
BioScrip, Inc.*	42,100	294,279
Capital Senior Living Corp.*	17,600	438,416
Chemed Corp.	11,000	1,162,370
CorVel Corp.*	9,900	368,478
Ensign Group, Inc.	11,700	519,363
Envision Healthcare Holdings, Inc.*	415,331	14,407,832
ExamWorks Group, Inc.*	20,300	844,277
Five Star Quality Care, Inc.*	38,800	161,020
Gentiva Health Services, Inc.*	20,000	381,000
Hanger, Inc.*	26,500	580,350
HealthSouth Corp.	53,700	2,065,302
Healthways, Inc.*	25,900	514,892
IPC The Hospitalist Co., Inc.*	10,800	495,612
Kindred Healthcare, Inc.	33,541	609,775
Landauer, Inc.	5,833	199,139
LHC Group, Inc.*	9,300	289,974
Magellan Health, Inc.*	20,500	1,230,615
Molina Healthcare, Inc.*	20,050	1,073,276
MWI Veterinary Supply, Inc.*	8,900	1,512,199

National Healthcare Corp.	6,100	$383,324
National Research Corp., Class A	9,644	134,920
Owens & Minor, Inc.#	39,450	1,385,090
PharMerica Corp.*	20,800	430,768
Premier, Inc., Class A*	317,382	10,641,818
RadNet, Inc.*	600	5,124
Select Medical Holdings Corp.	50,019	720,274
Skilled Healthcare Group, Inc., Class A*	22,290	191,025
Team Health Holdings, Inc.*	43,900	2,525,567
Triple-S Management Corp., Class B*	11,900	284,529
U.S. Physical Therapy, Inc.	6,200	260,152
Universal American Corp.*	21,200	196,736
WellCare Health Plans, Inc.*	28,900	2,371,534

		72,255,335

Health Care Technology (0.3%)
Castlight Health, Inc., Class B*	6,200	72,540
Computer Programs & Systems, Inc.	6,500	394,875
HealthStream, Inc.*	15,100	445,148
HMS Holdings Corp.*	52,400	1,107,736
MedAssets, Inc.*	45,400	897,104
Medidata Solutions, Inc.*	38,400	1,833,600
Merge Healthcare, Inc.*	69,400	247,064
Omnicell, Inc.*	23,800	788,256
Quality Systems, Inc.	27,800	433,402
Vocera Communications, Inc.*	200	2,084

		6,221,809

Life Sciences Tools & Services (1.0%)
Accelerate Diagnostics, Inc.*	14,400	276,336
Affymetrix, Inc.*	58,100	573,447
Albany Molecular Research, Inc.*	14,600	237,688
Cambrex Corp.*	29,600	639,952
Fluidigm Corp.*	18,500	624,005
Furiex Pharmaceuticals, Inc.(b)*†	4,400	42,988
ICON plc*	170,641	8,700,985
Luminex Corp.*	28,500	534,660
Pacific Biosciences of California, Inc.*	63,400	497,056
PAREXEL International Corp.*	36,177	2,009,994
Quintiles Transnational Holdings, Inc.*	134,961	7,945,154
Sequenom, Inc.*	2,900	10,730

		22,092,995

Pharmaceuticals (2.9%)
AcelRx Pharmaceuticals, Inc.*	500	3,365
Akorn, Inc.*	498,573	18,048,343
Ampio Pharmaceuticals, Inc.*	27,500	94,325
ANI Pharmaceuticals, Inc.*	1,400	78,946
Auxilium Pharmaceuticals, Inc.*	37,600	1,292,876
Avanir Pharmaceuticals, Inc.*	117,400	1,989,930
BioDelivery Sciences International, Inc.*	26,500	318,530
Catalent, Inc.*	30,645	854,383

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Corcept Therapeutics, Inc.*	30,300	$90,900
Depomed, Inc.*	41,700	671,787
Endocyte, Inc.*	13,200	83,028
GW Pharmaceuticals plc (ADR)*	58,182	3,937,758
Horizon Pharma plc*	35,300	455,017
Impax Laboratories, Inc.*	45,600	1,444,608
Jazz Pharmaceuticals plc*	92,652	15,169,912
Lannett Co., Inc.*	20,200	866,176
Medicines Co.*	45,300	1,253,451
Nektar Therapeutics*	79,800	1,236,900
Omeros Corp.*	20,700	512,946
Omthera Pharmaceuticals, Inc.(b)*†	5,500	3,300
Pacira Pharmaceuticals, Inc.*	21,300	1,888,458
Pernix Therapeutics Holdings, Inc.*	19,068	179,048
Phibro Animal Health Corp., Class A	100	3,155
POZEN, Inc.*	44,900	359,200
Prestige Brands Holdings, Inc.*	36,100	1,253,392
Relypsa, Inc.*	10,100	311,080
Repros Therapeutics, Inc.*	14,700	146,559
Sagent Pharmaceuticals, Inc.*	13,900	349,029
SciClone Pharmaceuticals, Inc.*	46,200	404,712
Sucampo Pharmaceuticals, Inc., Class A*	22,100	315,588
Tetraphase Pharmaceuticals, Inc.*	123,730	4,913,318
TherapeuticsMD, Inc.*	59,700	265,665
Theravance Biopharma, Inc.*	14,900	222,308
Theravance, Inc.	52,300	740,045
VIVUS, Inc.*	77,500	223,200
XenoPort, Inc.*	30,000	263,100
Zogenix, Inc.*	3,000	4,110

		60,248,448

Total Health Care		343,403,520

Industrials (17.8%)
Aerospace & Defense (2.5%)
AAR Corp.	24,500	680,610
Aerovironment, Inc.*	9,000	245,250
American Science & Engineering, Inc.	4,582	237,806
Astronics Corp.*	10,800	597,348
Cubic Corp.	12,600	663,264
Curtiss-Wright Corp.	28,700	2,025,933
DigitalGlobe, Inc.*	53,817	1,666,712
Engility Holdings, Inc.*	12,400	530,720
Esterline Technologies Corp.*	20,200	2,215,536
GenCorp, Inc.*	35,500	649,650
HEICO Corp.	39,446	2,382,538
Hexcel Corp.*	430,199	17,848,957
Moog, Inc., Class A*	28,300	2,095,049
National Presto Industries, Inc.	178	10,331
Orbital Sciences Corp.*	39,400	1,059,466
TASER International, Inc.*	42,400	1,122,752
Teledyne Technologies, Inc.*	23,400	2,404,116
TransDigm Group, Inc.	75,879	14,898,842

		51,334,880

Air Freight & Logistics (0.8%)
Air Transport Services Group, Inc.*	6,700	$57,352
Atlas Air Worldwide Holdings, Inc.*	18,600	916,980
Echo Global Logistics, Inc.*	14,700	429,240
Expeditors International of Washington, Inc.	257,720	11,496,889
Forward Air Corp.	22,600	1,138,362
Hub Group, Inc., Class A*	28,900	1,100,512
Park-Ohio Holdings Corp.	3,600	226,908
UTi Worldwide, Inc.*	65,600	791,792
XPO Logistics, Inc.*	33,237	1,358,729

		17,516,764

Airlines (0.3%)
Allegiant Travel Co.	10,190	1,531,863
Hawaiian Holdings, Inc.*	35,900	935,195
JetBlue Airways Corp.*	151,400	2,401,204
Republic Airways Holdings, Inc.*	32,400	472,716
SkyWest, Inc.	29,900	397,072

		5,738,050

Building Products (0.3%)
AAON, Inc.	30,262	677,566
Apogee Enterprises, Inc.	21,300	902,481
Gibraltar Industries, Inc.*	9,200	149,592
Griffon Corp.	11,700	155,610
Insteel Industries, Inc.	3,300	77,814
Masonite International Corp.*	18,700	1,149,302
NCI Building Systems, Inc.*	16,000	296,320
Nortek, Inc.*	6,000	487,980
Quanex Building Products Corp.	25,200	473,256
Simpson Manufacturing Co., Inc.	27,800	961,880
Trex Co., Inc.*	21,800	928,244
Universal Forest Products, Inc.	14,900	792,680

		7,052,725

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.	36,000	1,031,400
ACCO Brands Corp.*	80,600	726,206
Brady Corp., Class A	38,100	1,041,654
Brink’s Co.	36,800	898,288
Casella Waste Systems, Inc., Class A*	6,800	27,472
Civeo Corp.	59,700	245,367
Deluxe Corp.	33,500	2,085,375
Ennis, Inc.	2,900	39,063
G&K Services, Inc., Class A	13,400	949,390
Healthcare Services Group, Inc.	41,900	1,295,967
Heritage-Crystal Clean, Inc.*	6,400	78,912
Herman Miller, Inc.	39,300	1,156,599
HNI Corp.	27,500	1,404,150
Interface, Inc.	37,800	622,566
Kimball International, Inc., Class B	33,700	307,344
Knoll, Inc.	29,700	628,749
Matthews International Corp., Class A	22,044	1,072,882
McGrath RentCorp	15,500	555,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Mobile Mini, Inc.	32,000	$1,296,320
MSA Safety, Inc.	18,800	998,092
Multi-Color Corp.	7,100	393,482
NL Industries, Inc.*	10,000	86,000
Quad/Graphics, Inc.	20,500	470,680
SP Plus Corp.*	3,100	78,213
Steelcase, Inc., Class A	60,900	1,093,155
Team, Inc.*	18,000	728,280
Tetra Tech, Inc.#	44,700	1,193,490
U.S. Ecology, Inc.	13,800	553,656
UniFirst Corp.	9,400	1,141,630
United Stationers, Inc.	27,190	1,146,330
Viad Corp.	12,200	325,252
West Corp.	24,500	808,500

		24,480,294

Construction & Engineering (0.3%)
Aegion Corp.*	25,200	468,972
Ameresco, Inc., Class A*	2,600	18,200
Comfort Systems USA, Inc.	20,900	357,808
Dycom Industries, Inc.*	22,700	796,543
EMCOR Group, Inc.	41,000	1,824,090
Furmanite Corp.*	10,100	78,982
Granite Construction, Inc.	27,700	1,053,154
Great Lakes Dredge & Dock Corp.*	1,100	9,416
MasTec, Inc.*	40,300	911,183
MYR Group, Inc.*	18,700	512,380
Northwest Pipe Co.*	1,300	39,156
Orion Marine Group, Inc.*	3,700	40,885
Primoris Services Corp.	22,900	532,196
Tutor Perini Corp.*	19,700	474,179

		7,117,144

Electrical Equipment (1.2%)
AMETEK, Inc.	286,227	15,064,127
AZZ, Inc.	19,500	914,940
Encore Wire Corp.	12,200	455,426
EnerSys, Inc.	29,800	1,839,256
Franklin Electric Co., Inc.	33,600	1,261,008
FuelCell Energy, Inc.*	55,700	85,778
Generac Holdings, Inc.*	43,700	2,043,412
General Cable Corp.	36,000	536,400
Global Power Equipment Group, Inc.	3,200	44,192
GrafTech International Ltd.*	75,300	381,018
Plug Power, Inc.*	106,200	318,600
Polypore International, Inc.*	27,500	1,293,875
Powell Industries, Inc.	5,600	274,792
Preformed Line Products Co.	1,798	98,225
Thermon Group Holdings, Inc.*	14,300	345,917
Vicor Corp.*	17,600	212,960

		25,169,926

Industrial Conglomerates (0.9%)
Carlisle Cos., Inc.	192,568	17,377,336
Raven Industries, Inc.	26,000	650,000

		18,027,336

Machinery (5.1%)
Actuant Corp., Class A	283,406	7,719,979
Alamo Group, Inc.	1,000	48,440

Albany International Corp., Class A	16,700	$634,433
Altra Industrial Motion Corp.	16,800	476,952
American Railcar Industries, Inc.	4,800	247,200
Astec Industries, Inc.	11,400	448,134
Barnes Group, Inc.	39,110	1,447,461
Blount International, Inc.	30,600	537,642
Briggs & Stratton Corp.	35,000	714,700
Chart Industries, Inc.*	21,700	742,140
CIRCOR International, Inc.	10,900	657,052
CLARCOR, Inc.	33,200	2,212,448
Columbus McKinnon Corp.	6,900	193,476
Douglas Dynamics, Inc.	13,500	289,305
Dynamic Materials Corp.	1,700	27,234
Energy Recovery, Inc.*	10,200	53,754
EnPro Industries, Inc.*	12,800	803,328
ESCO Technologies, Inc.	20,800	767,520
Federal Signal Corp.	45,300	699,432
Gorman-Rupp Co.	10,843	348,277
Graham Corp.	6,700	192,759
Greenbrier Cos., Inc.	17,400	934,902
Harsco Corp.	51,300	969,057
Hillenbrand, Inc.	45,000	1,552,500
Hyster-Yale Materials Handling, Inc.	7,600	556,320
IDEX Corp.	241,652	18,810,192
John Bean Technologies Corp.	18,400	604,624
L.B. Foster Co., Class A	6,000	291,420
Lincoln Electric Holdings, Inc.	225,530	15,581,868
Lindsay Corp.	8,200	703,068
Meritor, Inc.*	65,800	996,870
Middleby Corp.*	203,461	20,162,985
Miller Industries, Inc.	9,900	205,821
Mueller Industries, Inc.	40,600	1,386,084
Mueller Water Products, Inc., Class A	97,400	997,376
NN, Inc.	6,500	133,640
Omega Flex, Inc.	11,038	417,347
Proto Labs, Inc.*	12,300	826,068
RBC Bearings, Inc.	17,300	1,116,369
Rexnord Corp.*	47,700	1,345,617
Standex International Corp.	9,600	741,696
Sun Hydraulics Corp.	12,000	472,560
Tennant Co.	13,800	995,946
TriMas Corp.*	32,000	1,001,280
Twin Disc, Inc.	3,200	63,552
Valmont Industries, Inc.	99,682	12,659,614
Wabash National Corp.*	37,700	465,972
Watts Water Technologies, Inc., Class A	17,792	1,128,724
Woodward, Inc.	39,900	1,964,277

		106,347,415

Marine (0.9%)
International Shipholding Corp.	10,400	154,960
Kirby Corp.*	205,629	16,602,486
Matson, Inc.	30,800	1,063,216
Navios Maritime Holdings, Inc.	13,800	56,718
Scorpio Bulkers, Inc.*	50,394	99,276

		17,976,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Professional Services (1.6%)
Acacia Research Corp.	38,700	$655,578
Advisory Board Co.*	26,700	1,307,766
CDI Corp.	5,600	99,176
Corporate Executive Board Co.	21,500	1,559,395
Exponent, Inc.	10,000	825,000
FTI Consulting, Inc.*	30,200	1,166,626
Huron Consulting Group, Inc.*	13,569	927,984
ICF International, Inc.*	11,700	479,466
Insperity, Inc.	14,100	477,849
Kelly Services, Inc., Class A	6,300	107,226
Kforce, Inc.	21,300	513,969
Korn/Ferry International*	30,100	865,676
Navigant Consulting, Inc.*	38,800	596,356
On Assignment, Inc.*	33,400	1,108,546
Pendrell Corp.*	62,700	86,526
Resources Connection, Inc.	25,200	414,540
Robert Half International, Inc.	354,582	20,700,497
RPX Corp.*	33,700	464,386
TrueBlue, Inc.*	28,300	629,675
VSE Corp.	2,000	131,800
WageWorks, Inc.*	22,292	1,439,395

		34,557,432

Road & Rail (1.1%)
ArcBest Corp.	18,600	862,482
FRP Holdings, Inc.*	2,500	98,025
Genesee & Wyoming, Inc., Class A*	174,512	15,692,119
Heartland Express, Inc.	37,900	1,023,679
Knight Transportation, Inc.	36,200	1,218,492
Marten Transport Ltd.	9,800	214,228
Roadrunner Transportation Systems, Inc.*	17,700	413,295
Saia, Inc.*	14,700	813,792
Swift Transportation Co.*	56,900	1,629,047
Universal Truckload Services, Inc.	3,400	96,934
Werner Enterprises, Inc.	30,200	940,730
YRC Worldwide, Inc.*	19,600	440,804

		23,443,627

Trading Companies & Distributors (1.6%)
Aceto Corp.	17,900	388,430
Aircastle Ltd.	41,700	891,129
Applied Industrial Technologies, Inc.	25,400	1,157,986
Beacon Roofing Supply, Inc.*	33,000	917,400
CAI International, Inc.*	500	11,600
DXP Enterprises, Inc.*	6,900	348,657
H&E Equipment Services, Inc.	21,700	609,553
Houston Wire & Cable Co.	4,400	52,580
Kaman Corp.	20,700	829,863
MSC Industrial Direct Co., Inc., Class A	105,699	8,588,044
Rush Enterprises, Inc., Class A*	22,000	705,100
Stock Building Supply Holdings, Inc.*	400	6,128
TAL International Group, Inc.*	22,700	989,039
Textainer Group Holdings Ltd.	15,400	528,528
United Rentals, Inc.*	150,671	15,369,948
Watsco, Inc.	15,400	1,647,800

		33,041,785

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	33,300	$465,534

Total Industrials		372,269,568

Information Technology (19.7%)
Communications Equipment (2.0%)
ADTRAN, Inc.	42,500	926,500
Alliance Fiber Optic Products, Inc.	1,800	26,118
Applied Optoelectronics, Inc.*	1,800	20,196
Aruba Networks, Inc.*	67,200	1,221,696
Bel Fuse, Inc., Class B	2,300	62,882
Black Box Corp.	8,100	193,590
CalAmp Corp.*	32,600	596,580
Calix, Inc.*	4,600	46,092
Ciena Corp.*	77,100	1,496,511
Clearfield, Inc.*	1,500	18,465
Comtech Telecommunications Corp.	13,400	422,368
Digi International, Inc.*	12,300	114,267
Emulex Corp.*	7,900	44,793
Extreme Networks, Inc.*	18,100	63,893
F5 Networks, Inc.*	76,667	10,002,360
Finisar Corp.*	64,300	1,248,063
Harmonic, Inc.*	77,700	544,677
Infinera Corp.*	75,000	1,104,000
InterDigital, Inc.	25,600	1,354,240
Ixia*	32,750	368,438
KVH Industries, Inc.*	11,200	141,680
NETGEAR, Inc.*	26,300	935,754
Numerex Corp., Class A*	300	3,318
Oclaro, Inc.*	5,100	9,078
Palo Alto Networks, Inc.*	118,752	14,555,433
ParkerVision, Inc.*	6,300	5,732
Plantronics, Inc.	25,400	1,346,708
Polycom, Inc.*	87,800	1,185,300
Procera Networks, Inc.*	2,200	15,818
Ruckus Wireless, Inc.*	30,500	366,610
ShoreTel, Inc.*	14,580	107,163
Sonus Networks, Inc.*	159,000	631,230
Tessco Technologies, Inc.	200	5,800
Ubiquiti Networks, Inc.	18,900	560,196
ViaSat, Inc.*	28,600	1,802,658

		41,548,207

Electronic Equipment, Instruments & Components (2.1%)
Agilysys, Inc.*	12,400	156,116
Anixter International, Inc.*	18,200	1,609,972
Badger Meter, Inc.	9,500	563,825
Belden, Inc.	26,600	2,096,346
Benchmark Electronics, Inc.*	34,300	872,592
Checkpoint Systems, Inc.*	26,100	358,353
Cognex Corp.*	51,900	2,145,027
Coherent, Inc.*	17,800	1,080,816
Control4 Corp.*	3,100	47,647
CTS Corp.	21,400	381,562
CUI Global, Inc.*	1,200	8,940
DTS, Inc.*	10,308	316,971
Electro Rent Corp.	13,500	189,540
Electro Scientific Industries, Inc.	5,700	44,232
Fabrinet*	31,300	555,262
FARO Technologies, Inc.*	13,195	827,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

FEI Co.	25,700	$2,321,995
GSI Group, Inc.*	8,300	122,176
II-VI, Inc.*	37,100	506,415
Insight Enterprises, Inc.*	33,600	869,904
InvenSense, Inc.*	41,000	666,660
Itron, Inc.*	28,600	1,209,494
Kemet Corp.*	32,800	137,760
Kimball Electronics, Inc.*	26,450	317,929
Littelfuse, Inc.	16,500	1,595,055
Maxwell Technologies, Inc.*	3,400	31,008
Mercury Systems, Inc.*	3,500	48,720
Mesa Laboratories, Inc.	200	15,462
Methode Electronics, Inc.	26,100	952,911
MTS Systems Corp.	11,300	847,839
Multi-Fineline Electronix, Inc.*	4,750	53,342
Newport Corp.*	29,600	565,656
OSI Systems, Inc.*	13,800	976,626
Park Electrochemical Corp.	13,200	329,076
PC Connection, Inc.	400	9,820
Plexus Corp.*	25,895	1,067,133
RealD, Inc.*	17,000	200,600
Rofin-Sinar Technologies, Inc.*	19,200	552,384
Rogers Corp.*	11,300	920,272
Sanmina Corp.*	50,800	1,195,324
ScanSource, Inc.*	21,400	859,424
Speed Commerce, Inc.*	2,500	7,725
SYNNEX Corp.	18,000	1,406,880
TTM Technologies, Inc.*	17,011	128,093
Universal Display Corp.*	30,900	857,475
Viasystems Group, Inc.*	9,000	146,520
Vishay Precision Group, Inc.*	10,500	180,180
Zebra Technologies Corp., Class A*	182,441	14,122,758

		44,476,880

Internet Software & Services (2.1%)
Aerohive Networks, Inc.*	1,300	6,240
Amber Road, Inc.*	1,000	10,220
Angie’s List, Inc.*	7,500	46,725
Bankrate, Inc.*	35,933	446,647
Bazaarvoice, Inc.*	6,200	49,848
Benefitfocus, Inc.*	1,900	62,396
Blucora, Inc.*	28,400	393,340
Borderfree, Inc.*	1,000	8,960
Brightcove, Inc.*	5,400	42,012
Carbonite, Inc.*	8,400	119,868
Care.com, Inc.*	1,600	13,248
ChannelAdvisor Corp.*	400	8,632
Cimpress N.V.*	22,000	1,646,480
comScore, Inc.*	22,900	1,063,247
Constant Contact, Inc.*	20,500	752,350
Cornerstone OnDemand, Inc.*	33,800	1,189,760
CoStar Group, Inc.*	65,137	11,961,107
Cvent, Inc.*	600	16,704
Dealertrack Technologies, Inc.*	34,000	1,506,540
Demand Media, Inc.*	1,600	9,792
Demandware, Inc.*	19,100	1,099,014
Digital River, Inc.*	23,100	571,263
E2open, Inc.*	1,400	13,454
EarthLink Holdings Corp.	5,000	21,950
Envestnet, Inc.*	21,600	1,061,424
Everyday Health, Inc.*	1,200	17,700

Five9, Inc.*	1,200	$5,376
Global Eagle Entertainment, Inc.*	1,200	16,332
Gogo, Inc.*	35,500	586,815
GrubHub, Inc.*	700	25,424
GTT Communications, Inc.*	1,600	21,168
Internap Corp.*	23,000	183,080
Intralinks Holdings, Inc.*	14,800	176,120
j2 Global, Inc.	32,900	2,039,800
Limelight Networks, Inc.*	43,900	121,603
Liquidity Services, Inc.*	4,100	33,497
LivePerson, Inc.*	37,800	532,980
LogMeIn, Inc.*	14,600	720,364
Marchex, Inc., Class B	1,800	8,262
Marin Software, Inc.*	1,900	16,074
Marketo, Inc.*	16,300	533,336
Millennial Media, Inc.*	12,400	19,840
NIC, Inc.	45,895	825,651
OPOWER, Inc.*	1,500	21,345
Pandora Media, Inc.*	522,342	9,313,358
Perficient, Inc.*	19,700	367,011
Q2 Holdings, Inc.*	1,200	22,608
QuinStreet, Inc.*	4,700	28,529
RealNetworks, Inc.*	7,950	55,968
Reis, Inc.	200	5,234
Rightside Group Ltd.*	1,600	10,752
SciQuest, Inc.*	5,500	79,475
Shutterstock, Inc.*	9,700	670,270
SPS Commerce, Inc.*	12,300	696,549
Stamps.com, Inc.*	8,700	417,513
TechTarget, Inc.*	23,100	262,647
Textura Corp.*	11,600	330,252
Travelzoo, Inc.*	700	8,834
Tremor Video, Inc.*	9,000	25,830
Trulia, Inc.*	23,500	1,081,705
Unwired Planet, Inc.*	13,196	13,196
Web.com Group, Inc.*	30,400	577,296
WebMD Health Corp.*	25,400	1,004,570
Wix.com Ltd.*	1,800	37,800
Xoom Corp.*	14,300	250,393
YuMe, Inc.*	2,900	14,616
Zix Corp.*	26,700	96,120

		43,396,514

IT Services (1.9%)
Acxiom Corp.*	58,200	1,179,714
Blackhawk Network Holdings, Inc.*	34,495	1,338,406
CACI International, Inc., Class A*	16,700	1,439,206
Cardtronics, Inc.*	30,900	1,192,122
Cass Information Systems, Inc.	5,101	271,628
Ciber, Inc.*	28,200	100,110
Computer Task Group, Inc.	14,100	134,373
Convergys Corp.	72,700	1,480,899
CSG Systems International, Inc.	22,600	566,582
Datalink Corp.*	1,000	12,900
EPAM Systems, Inc.*	22,600	1,079,150
Euronet Worldwide, Inc.*	31,040	1,704,096
EVERTEC, Inc.	41,700	922,821
ExlService Holdings, Inc.*	23,600	677,556
Forrester Research, Inc.	6,500	255,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Global Cash Access Holdings, Inc.*	23,900	$170,885
Hackett Group, Inc.	32,900	289,191
Heartland Payment Systems, Inc.	26,700	1,440,465
Higher One Holdings, Inc.*	9,900	41,679
iGATE Corp.*	22,300	880,404
Information Services Group, Inc.*	1,200	5,064
Lionbridge Technologies, Inc.*	3,100	17,825
ManTech International Corp., Class A	14,700	444,381
MAXIMUS, Inc.	45,320	2,485,349
ModusLink Global Solutions, Inc.*	1,400	5,250
MoneyGram International, Inc.*	2,600	23,634
NeuStar, Inc., Class A*	38,300	1,064,740
PRGX Global, Inc.*	1,100	6,292
Sapient Corp.*	75,600	1,880,928
Science Applications International Corp.	26,700	1,322,451
ServiceSource International, Inc.*	9,300	43,524
Sykes Enterprises, Inc.*	24,228	568,631
Syntel, Inc.*	22,100	994,058
Unisys Corp.*	30,389	895,868
VeriFone Systems, Inc.*	327,823	12,195,016
Virtusa Corp.*	15,800	658,386
WEX, Inc.*	25,600	2,532,352

		40,321,776

Semiconductors & Semiconductor Equipment (3.9%)
Advanced Energy Industries, Inc.*	24,400	578,280
Ambarella, Inc.*	17,500	887,600
Amkor Technology, Inc.*	54,200	384,820
Applied Micro Circuits Corp.*	35,200	229,504
Audience, Inc.*	1,700	7,480
Axcelis Technologies, Inc.*	50,300	128,768
Brooks Automation, Inc.	40,700	518,925
Cabot Microelectronics Corp.*	17,000	804,440
Cascade Microtech, Inc.*	1,500	21,915
Cavium, Inc.*	214,180	13,240,608
CEVA, Inc.*	5,400	97,956
Cirrus Logic, Inc.*	48,500	1,143,145
Cohu, Inc.	7,800	92,820
Cypress Semiconductor Corp.*	106,300	1,517,964
Diodes, Inc.*	21,300	587,241
DSP Group, Inc.*	25,000	271,750
Entegris, Inc.*	83,200	1,099,072
Entropic Communications, Inc.*	13,400	33,902
Exar Corp.*	12,100	123,420
Fairchild Semiconductor International, Inc.*	79,400	1,340,272
FormFactor, Inc.*	7,000	60,200
Inphi Corp.*	1,900	35,112
Integrated Device Technology, Inc.*	83,400	1,634,640
Integrated Silicon Solution, Inc.	9,400	155,758
International Rectifier Corp.*	44,500	1,775,550
Intersil Corp., Class A	647,345	9,367,082
IXYS Corp.	6,600	83,160

Kopin Corp.*	38,700	$140,094
Lattice Semiconductor Corp.*	68,400	471,276
MA-COM Technology Solutions Holdings, Inc.*	4,200	131,376
MaxLinear, Inc., Class A*	21,800	161,538
Mellanox Technologies Ltd.*	250,932	10,722,324
Micrel, Inc.	23,400	339,534
Microsemi Corp.*	65,300	1,853,214
MKS Instruments, Inc.	40,100	1,467,660
Monolithic Power Systems, Inc.	22,700	1,129,098
Nanometrics, Inc.*	8,700	146,334
NVE Corp.*	1,700	120,343
OmniVision Technologies, Inc.*	38,600	1,003,600
ON Semiconductor Corp.*	968,467	9,810,571
PDF Solutions, Inc.*	13,800	205,068
Pericom Semiconductor Corp.*	6,900	93,426
Photronics, Inc.*	44,500	369,795
PMC-Sierra, Inc.*	107,700	986,532
Power Integrations, Inc.	20,000	1,034,800
QuickLogic Corp.*	5,200	16,328
Rambus, Inc.*	70,500	781,845
RF Micro Devices, Inc.*	187,700	3,113,943
Rubicon Technology, Inc.*	5,000	22,850
Rudolph Technologies, Inc.*	8,200	83,886
Semtech Corp.*	46,400	1,279,248
Silicon Image, Inc.*	46,800	258,336
Silicon Laboratories, Inc.*	27,600	1,314,312
Spansion, Inc., Class A*	36,100	1,235,342
Synaptics, Inc.*	22,500	1,548,900
Tessera Technologies, Inc.	32,600	1,165,776
TriQuint Semiconductor, Inc.*	102,500	2,823,875
Ultra Clean Holdings, Inc.*	9,300	86,304
Ultratech, Inc.*	16,700	309,952
Veeco Instruments, Inc.*	31,188	1,087,837
Vitesse Semiconductor Corp.*	4,100	15,498
Xcerra Corp.*	400	3,664

		81,555,863

Software (7.5%)
A10 Networks, Inc.*	3,400	14,824
ACI Worldwide, Inc.*	82,281	1,659,608
Actuate Corp. (b)*	2,800	18,480
Advent Software, Inc.	32,700	1,001,928
American Software, Inc., Class A	22,800	207,708
Aspen Technology, Inc.*	312,402	10,940,318
AVG Technologies N.V.*	15,900	313,866
Barracuda Networks, Inc.*	257,296	9,221,488
Blackbaud, Inc.	34,100	1,475,166
Bottomline Technologies de, Inc.*	23,900	604,192
BroadSoft, Inc.*	21,400	621,028
Cadence Design Systems, Inc.*	671,775	12,743,572
Callidus Software, Inc.*	28,000	457,240
CommVault Systems, Inc.*	28,200	1,457,658
Covisint Corp.*	18,879	50,029
Cyan, Inc.*	1,800	4,500
Digimarc Corp.	3,400	92,310
Ebix, Inc.	7,900	134,221
Ellie Mae, Inc.*	16,800	677,376
EnerNOC, Inc.*	8,000	123,600
Epiq Systems, Inc.	14,800	252,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Fair Isaac Corp.	21,800	$1,576,140
FleetMatics Group plc*	23,700	841,113
Gigamon, Inc.*	1,100	19,503
Guidance Software, Inc.*	28,000	203,000
Guidewire Software, Inc.*	252,789	12,798,707
Imperva, Inc.*	13,800	682,134
Infoblox, Inc.*	36,200	731,602
Interactive Intelligence Group, Inc.*	10,200	488,580
Jive Software, Inc.*	2,600	15,678
Kofax Ltd.*	43,100	302,993
Manhattan Associates, Inc.*	48,200	1,962,704
Mavenir Systems, Inc.*	1,200	16,272
Mentor Graphics Corp.	64,800	1,420,416
MicroStrategy, Inc., Class A*	5,900	958,160
Model N, Inc.*	1,100	11,682
Monotype Imaging Holdings, Inc.	25,800	743,814
NetScout Systems, Inc.*	26,800	979,272
NetSuite, Inc.*	139,756	15,257,162
Park City Group, Inc.*	800	7,216
Paycom Software, Inc.*	1,000	26,330
Pegasystems, Inc.	25,400	527,558
Progress Software Corp.*	31,250	844,375
Proofpoint, Inc.*	23,500	1,133,405
PROS Holdings, Inc.*	16,700	458,916
QAD, Inc., Class A	300	6,786
Qlik Technologies, Inc.*	54,610	1,686,903
Qualys, Inc.*	12,500	471,875
Rally Software Development Corp.*	4,000	45,480
RealPage, Inc.*	27,800	610,488
Rosetta Stone, Inc.*	8,300	81,008
Rubicon Project, Inc.*	2,200	35,508
Sapiens International Corp. N.V.*	1,500	11,055
SeaChange International, Inc.*	4,100	26,158
ServiceNow, Inc.*	177,482	12,042,154
Silver Spring Networks, Inc.*	2,600	21,918
SolarWinds, Inc.*	334,102	16,648,303
SS&C Technologies Holdings, Inc.	42,100	2,462,429
Synchronoss Technologies, Inc.*	19,000	795,340
Tableau Software, Inc., Class A*	155,559	13,185,181
Take-Two Interactive Software, Inc.*	60,800	1,704,224
Tangoe, Inc.*	17,000	221,510
TeleCommunication Systems, Inc., Class A*	3,000	9,360
TiVo, Inc.*	83,700	991,008
Tyler Technologies, Inc.*	20,500	2,243,520
Ultimate Software Group, Inc.*	109,566	16,085,932
Varonis Systems, Inc.*	1,000	32,830
VASCO Data Security International, Inc.*	18,300	516,243
Verint Systems, Inc.*	37,321	2,175,068
Zendesk, Inc.*	1,400	34,118

		156,223,027

Technology Hardware, Storage & Peripherals (0.2%)
Cray, Inc.*	24,700	851,656
Dot Hill Systems Corp.*	2,700	11,934

Eastman Kodak Co.*	1,100	$23,881
Electronics for Imaging, Inc.*	29,449	1,261,301
Immersion Corp.*	18,000	170,460
Intevac, Inc.*	700	5,439
QLogic Corp.*	75,800	1,009,656
Quantum Corp.*	7,400	13,024
Silicon Graphics International Corp.*	3,800	43,244
Super Micro Computer, Inc.*	22,600	788,288
Violin Memory, Inc.*	1,700	8,143

		4,187,026

Total Information Technology		411,709,293

Materials (3.1%)
Chemicals (1.9%)
A. Schulman, Inc.	18,100	733,593
Axiall Corp.	46,000	1,953,620
Balchem Corp.	20,800	1,386,112
Calgon Carbon Corp.*	36,300	754,314
Chemtura Corp.*	56,000	1,384,880
Ferro Corp.*	44,554	577,420
Flotek Industries, Inc.*	35,800	670,534
H.B. Fuller Co.	34,400	1,531,832
Hawkins, Inc.	1,900	82,327
Innophos Holdings, Inc.	17,000	993,650
Innospec, Inc.	17,000	725,900
Intrepid Potash, Inc.*	39,500	548,260
KMG Chemicals, Inc.	7,700	154,000
Koppers Holdings, Inc.	13,500	350,730
Kraton Performance Polymers, Inc.*	22,900	476,091
Landec Corp.*	6,500	89,765
LSB Industries, Inc.*	11,500	361,560
Minerals Technologies, Inc.	19,600	1,361,220
Olin Corp.	44,200	1,006,434
OM Group, Inc.	24,600	733,080
OMNOVA Solutions, Inc.*	4,800	39,072
PolyOne Corp.	506,989	19,219,953
Quaker Chemical Corp.	10,100	929,604
Rentech, Inc.*	133,300	167,958
Sensient Technologies Corp.	30,100	1,816,234
Stepan Co.	11,600	464,928
Trecora Resources*	12,500	183,750
Tronox Ltd., Class A	39,000	931,320

		39,628,141

Construction Materials (0.0%)
Headwaters, Inc.*	46,200	692,538
United States Lime & Minerals, Inc.	200	14,572

		707,110

Containers & Packaging (0.2%)
Berry Plastics Group, Inc.*	57,100	1,801,505
Graphic Packaging Holding Co.*	207,678	2,828,574
Myers Industries, Inc.	15,000	264,000

		4,894,079

Metals & Mining (0.6%)
AK Steel Holding Corp.*	86,000	510,840
Ampco-Pittsburgh Corp.	900	17,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Century Aluminum Co.*	34,900	$851,560
Coeur Mining, Inc.*	3,270	16,710
Commercial Metals Co.	84,500	1,376,505
Globe Specialty Metals, Inc.	45,200	778,796
Haynes International, Inc.	11,800	572,300
Hecla Mining Co.	222,100	619,659
Horsehead Holding Corp.*	30,500	482,815
Kaiser Aluminum Corp.	11,000	785,730
Materion Corp.	14,300	503,789
RTI International Metals, Inc.*	19,000	479,940
Schnitzer Steel Industries, Inc., Class A	19,600	442,176
Stillwater Mining Co.*	77,875	1,147,877
SunCoke Energy, Inc.	50,430	975,316
U.S. Silica Holdings, Inc.	34,200	878,598
Universal Stainless & Alloy Products, Inc.*	400	10,060
Worthington Industries, Inc.	33,799	1,017,012

		11,467,008

Paper & Forest Products (0.4%)
Boise Cascade Co.*	25,000	928,750
Clearwater Paper Corp.*	12,828	879,360
Deltic Timber Corp.	7,100	485,640
KapStone Paper and Packaging Corp.	52,100	1,527,051
Louisiana-Pacific Corp.*	84,400	1,397,664
Neenah Paper, Inc.	10,100	608,727
P.H. Glatfelter Co.	29,400	751,758
Resolute Forest Products, Inc.*	45,800	806,538
Schweitzer-Mauduit International, Inc.	22,800	964,440
Wausau Paper Corp.	13,300	151,221

		8,501,149

Total Materials		65,197,487

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	62,900	576,164
Atlantic Tele-Network, Inc.	8,300	560,997
Cincinnati Bell, Inc.*	152,000	484,880
Cogent Communications Holdings, Inc.	34,100	1,206,799
Consolidated Communications Holdings, Inc.	31,299	871,051
FairPoint Communications, Inc.*	26,500	376,565
General Communication, Inc., Class A*	27,600	379,500
Globalstar, Inc.*	174,400	479,600
IDT Corp., Class B	11,400	231,534
inContact, Inc.*	39,000	342,810
Inteliquent, Inc.	19,800	388,674
Iridium Communications, Inc.*	34,300	334,425
Lumos Networks Corp.	2,500	42,050
magicJack VocalTec Ltd.*	4,400	35,728
Premiere Global Services, Inc.*	34,199	363,194
Vonage Holdings Corp.*	90,900	346,329

		7,020,300

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	26,700	$204,789
Leap Wireless International, Inc. (b)*	38,700	97,524
NTELOS Holdings Corp.	19,800	82,962
Shenandoah Telecommunications Co.	13,664	427,000
Spok Holdings, Inc.	10,243	177,818

		990,093

Total Telecommunication Services		8,010,393

Utilities (1.8%)
Electric Utilities (0.7%)
ALLETE, Inc.	27,300	1,505,322
Cleco Corp.	34,600	1,887,084
El Paso Electric Co.	27,800	1,113,668
Empire District Electric Co.	27,825	827,515
IDACORP, Inc.	29,000	1,919,510
MGE Energy, Inc.	23,100	1,053,591
NRG Yield, Inc., Class A	14,900	702,386
Otter Tail Corp.	25,300	783,288
PNM Resources, Inc.	52,900	1,567,427
Portland General Electric Co.	50,400	1,906,632
UIL Holdings Corp.	38,050	1,656,697

		14,923,120

Gas Utilities (0.6%)
Chesapeake Utilities Corp.	8,040	399,266
Laclede Group, Inc.	26,900	1,431,080
New Jersey Resources Corp.	23,900	1,462,680
Northwest Natural Gas Co.	20,100	1,002,990
ONE Gas, Inc.	33,000	1,360,260
Piedmont Natural Gas Co., Inc.#	49,500	1,950,795
South Jersey Industries, Inc.	22,600	1,331,818
Southwest Gas Corp.	26,600	1,644,146
WGL Holdings, Inc.	29,700	1,622,214

		12,205,249

Independent Power and Renewable Electricity Producers (0.2%)
Abengoa Yield plc	17,919	489,547
Dynegy, Inc.*	76,651	2,326,358
Pattern Energy Group, Inc.	25,100	618,966
TerraForm Power, Inc., Class A	14,468	446,772

		3,881,643

Multi-Utilities (0.2%)
Avista Corp.	32,500	1,148,875
Black Hills Corp.	26,200	1,389,648
NorthWestern Corp.	23,891	1,351,753

		3,890,276

Water Utilities (0.1%)
American States Water Co.	24,000	903,840
California Water Service Group	35,100	863,811
Connecticut Water Service, Inc.	900	32,661
York Water Co.	2,800	64,988

		1,865,300

Total Utilities		36,765,588

Total Common Stocks (98.6%) (Cost $1,287,850,088)		2,056,847,880

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$14,400	$13,194

Total Financials		13,194

Total Corporate Bonds		13,194

Total Long-Term Debt Securities (0.0%) (Cost $14,400)		13,194

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	28,700	1,148

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49 (b)*†	11,400	—

Total Rights (0.0%) (Cost $—)		1,148

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	11,460	$—

Total Investments (98.6%) (Cost $1,287,864,488)		2,056,862,222
Other Assets Less Liabilities (1.4%)		30,118,213

Net Assets (100%)		$2,086,980,435

*	Non-income producing.
†	Securities (totaling $50,456 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,619,982.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	74	March-15	$8,649,273	$8,885,180	$235,907

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$347,598,478	$—	$—	$347,598,478
Consumer Staples	60,168,030	—	—	60,168,030

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Energy	$68,248,686	$—	$—		$68,248,686
Financials	343,476,837	—	—		343,476,837
Health Care	343,347,264	5,800	50,456		343,403,520
Industrials	372,269,568	—	—		372,269,568
Information Technology	411,709,293	—	—		411,709,293
Materials	65,197,487	—	—		65,197,487
Telecommunication Services	7,912,869	97,524	—		8,010,393
Utilities	36,765,588	—	—		36,765,588
Corporate Bonds
Financials	—	13,194	—		13,194
Futures	235,907	—	—		235,907
Rights
Health Care	1,148	—	—	(b)	1,148
Warrants
Energy	—	—	—	(b)	—

Total Assets	$2,056,931,155	$116,518	$50,456		$2,057,098,129

Total Liabilities	$—	$—	$—		$—

Total	$2,056,931,155	$116,518	$50,456		$2,057,098,129

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 and 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$235,907	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$482,890	$482,890

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(146,958)	$(146,958)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,116,000 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$792,939,990
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,117,287,941

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$822,323,807
Aggregate gross unrealized depreciation	(60,831,955)

Net unrealized appreciation	$761,491,852

Federal income tax cost of investments	$1,295,370,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,287,864,488)	$2,056,862,222
Cash	31,056,020
Receivable for securities sold	2,121,987
Dividends, interest and other receivables	1,476,719
Receivable from Separate Accounts for Trust shares sold	132,853
Other assets	5,079

Total assets	2,091,654,880

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	2,367,336
Investment management fees payable	968,881
Payable for securities purchased	634,226
Administrative fees payable	219,772
Distribution fees payable – Class IB	155,586
Distribution fees payable – Class IA	105,193
Due to broker for futures variation margin	71,778
Trustees’ fees payable	4,390
Accrued expenses	147,283

Total liabilities	4,674,445

NET ASSETS	$2,086,980,435

Net assets were comprised of:
Paid in capital	$1,304,203,321
Accumulated undistributed net investment income (loss)	2,587,053
Accumulated undistributed net realized gain (loss) on investments and futures	10,956,420
Net unrealized appreciation (depreciation) on investments and futures	769,233,641

Net assets	$2,086,980,435

Class IA
Net asset value, offering and redemption price per share, $498,751,732 / 24,995,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.95

Class IB
Net asset value, offering and redemption price per share, $740,666,685 / 39,277,199 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.86

Class K
Net asset value, offering and redemption price per share, $847,562,018 / 42,471,038 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.96

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $5,294 foreign withholding tax)	$18,495,451
Interest	20,171

Total income	18,515,622

EXPENSES
Investment management fees	11,899,226
Administrative fees	2,874,963
Distribution fees – Class IB	1,879,915
Distribution fees – Class IA	1,247,644
Custodian fees	223,000
Printing and mailing expenses	160,309
Professional fees	83,673
Trustees’ fees	57,036
Miscellaneous	58,545

Total expenses	18,484,311

NET INVESTMENT INCOME (LOSS)	31,311

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	227,258,829
Futures	482,890

Net realized gain (loss)	227,741,719

Change in unrealized appreciation (depreciation) on:
Investments	(154,939,707)
Futures	(146,958)

Net change in unrealized appreciation (depreciation)	(155,086,665)

NET REALIZED AND UNREALIZED GAIN (LOSS)	72,655,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,686,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$31,311	$(369,757)
Net realized gain (loss) on investments and futures	227,741,719	206,035,272
Net change in unrealized appreciation (depreciation) on investments and futures	(155,086,665)	474,470,022

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,686,365	680,135,537

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(107,685)
Class IB	—	(171,650)
Class K	—	(1,385,584)

	—	(1,664,919)

Distributions from net realized capital gains
Class IA	(52,618,073)	(43,979,535)
Class IB	(82,181,220)	(72,339,142)
Class K	(91,876,470)	(86,953,351)

	(226,675,763)	(203,272,028)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(226,675,763)	(204,936,947)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,362,525 and 1,361,140 shares, respectively ]	29,142,259	27,663,749
Capital shares issued in reinvestment of dividends and distributions [ 2,633,738 and 2,109,041 shares, respectively ]	52,618,073	44,087,220
Capital shares repurchased [ (3,084,171) and (3,304,907) shares, respectively ]	(65,579,238)	(66,198,149)

Total Class IA transactions	16,181,094	5,552,820

Class IB
Capital shares sold [ 2,690,217 and 5,045,297 shares, respectively ]	54,434,793	97,144,389
Capital shares issued in reinvestment of dividends and distributions [ 4,350,822 and 3,646,820 shares, respectively ]	82,181,220	72,510,792
Capital shares repurchased [ (7,543,971) and (7,498,289) shares, respectively ]	(152,156,034)	(145,089,186)

Total Class IB transactions	(15,540,021)	24,565,995

Class K
Capital shares sold [ 922,754 and 1,113,295 shares, respectively ]	19,692,439	22,713,514
Capital shares issued in reinvestment of dividends and distributions [ 4,596,310 and 4,225,286 shares, respectively ]	91,876,470	88,338,935
Capital shares repurchased [ (9,965,834) and (5,521,670) shares, respectively ]	(213,265,557)	(114,565,261)

Total Class K transactions	(101,696,648)	(3,512,812)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(101,055,575)	26,606,003

TOTAL INCREASE (DECREASE) IN NET ASSETS	(255,044,973)	501,804,593
NET ASSETS:
Beginning of year	2,342,025,408	1,840,220,815

End of year (a)	$2,086,980,435	$2,342,025,408

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,587,053	$2,061,153

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$21.52	$17.06	$15.69	$16.46		$12.33

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)†	(0.03)	0.03	(0.01)		0.02
Net realized and unrealized gain (loss) on investments and futures	0.79	6.46	2.41	(0.08)		4.12

Total from investment operations	0.77	6.43	2.44	(0.09)		4.14

Less distributions:
Dividends from net investment income	—	— #	(0.04)	—		(0.01)
Distributions from net realized gains	(2.34)	(1.97)	(1.03)	(0.68)		—

Total dividends and distributions	(2.34)	(1.97)	(1.07)	(0.68)		(0.01)

Net asset value, end of year	$19.95	$21.52	$17.06	$15.69		$16.46

Total return	3.56%	38.16%	15.57%	(0.37)%		33.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$498,752	$518,280	$408,020	$425,468		$1,006,467
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.95%	0.97%	1.07%	0.85%		0.86%
Before fees paid indirectly (f)	0.95%	0.97%	1.07%	0.86%		0.86%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.10)%	(0.13)%	0.20%	(0.07)%		0.15%
Before fees paid indirectly (f)	(0.10)%	(0.13)%	0.19%	(0.07)%		0.15%
Portfolio turnover rate^	37%	43%	49%	50%		52%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$20.46	$16.29	$15.02	$15.83		$11.88

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)†	(0.02)	0.03	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments and futures	0.76	6.16	2.31	(0.09)		3.96

Total from investment operations	0.74	6.14	2.34	(0.13)		3.95

Less distributions:
Dividends from net investment income	—	— #	(0.04)	—		—
Distributions from net realized gains	(2.34)	(1.97)	(1.03)	(0.68)		—

Total dividends and distributions	(2.34)	(1.97)	(1.07)	(0.68)		—

Net asset value, end of year	$18.86	$20.46	$16.29	$15.02		$15.83

Total return	3.60%	38.18%	15.59%	(0.64)%		33.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$740,667	$813,964	$628,666	$592,924		$643,902
Ratio of expenses to average net assets:
After fees paid indirectly (f)	0.95%	0.97%	1.06%	1.10	%(c)	1.11%
Before fees paid indirectly (f)	0.95%	0.97%	1.07%	1.11%		1.11%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (f)	(0.10)%	(0.13)%	0.21%	(0.26)%		(0.10)%
Before fees paid indirectly (f)	(0.10)%	(0.13)%	0.20%	(0.27)%		(0.11)%
Portfolio turnover rate^	37%	43%	49%	50%		52%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$21.52	$17.06	$15.69	$14.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.02 †	0.09	0.02
Net realized and unrealized gain (loss) on investments and futures	0.75	6.47	2.39	1.73

Total from investment operations	0.78	6.49	2.48	1.75

Less distributions:
Dividends from net investment income	—	(0.06)	(0.08)	—
Distributions from net realized gains	(2.34)	(1.97)	(1.03)	(0.68)

Total dividends and distributions	(2.34)	(2.03)	(1.11)	(0.68)

Net asset value, end of period	$19.96	$21.52	$17.06	$15.69

Total return (b)	3.86%	38.50%	15.86%	12.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$847,562	$1,009,781	$803,535	$570,308
Ratio of expenses to average net assets:
After fees paid indirectly (a)(f)	0.70%	0.72%	0.81%	0.86%
Before fees paid indirectly (a)(f)	0.70%	0.72%	0.82%	0.87%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)(f)	0.14%	0.12%	0.50%	0.29%
Before fees paid indirectly (a)(f)	0.14%	0.12%	0.49%	0.28%
Portfolio turnover rate^	37%	43%	49%	50%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	9.73%	13.44%	7.06%
Portfolio – Class IB Shares	9.71	13.30	6.88
Portfolio – Class K Shares***	9.95	N/A	20.61
Russell 1000® Value Index	13.45	15.42	7.30
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.71% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 13.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year

•

Stock selection in Industrials, combined with a large underweight position in the sector, boosted performance. At the stock level, the Portfolio’s preference for aerospace and defense companies over poorly performing General Electric and machinery stocks added value.

•

The Health Care sector also delivered strong outperformance, thanks to the Portfolio’s investments in the pharmaceuticals sector. AstraZeneca PLC surged on the attempted acquisition by Pfizer, while both Hospira, Inc. and Teva Pharmaceuticals also delivered impressive gains.

•	The Portfolio’s largest Consumer Staples holding, Kroger Co., was the top-contributing stock in the Portfolio during the year.

What hurt performance during the year:

•

With the price of oil plummeting 40% in the fourth quarter, the Portfolio’s overweight position and stock selection in Energy contributed negatively. Large investments in Apache Corp. and Marathon Oil Corporation accounted for much of the relative weakness.

•

In Financials, the Portfolio’s investment in insurance company Genworth Financial was a significant detractor as the company fell after reporting larger than expected reserve charges for the company’s long term care business. In addition, the Portfolio’s avoidance of REITs, which surged as interest rates trended lower, detracted notably.

•	Stock selection in Consumer Discretionary also contributed negatively with investments in both Viacom and General Motors declining despite the positive market environment.

Portfolio Positioning and Outlook

We continue to invest from the bottom up, focusing primarily on company-specific rather than macroeconomic factors. We remain constructive on equities, and believe the self-sustaining U.S. economic recovery and solid earnings growth will propel stocks higher. We think the recent strength among defensive stocks, which has negatively impacted performance, is unsustainable and leaves more cyclical stocks attractively-valued.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	29.5%
Health Care	18.0
Information Technology	13.7
Energy	11.9
Consumer Discretionary	10.4
Consumer Staples	4.8
Industrials	3.9
Telecommunication Services	3.0
Materials	2.4
Utilities	2.0
Cash and Other	0.4

100.0%

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,022.47	$4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class IB
Actual	1,000.00	1,021.96	4.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84
Class K
Actual	1,000.00	1,023.14	3.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.57

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (10.4%)
Auto Components (1.1%)
Lear Corp.	223,906	$21,960,700

Automobiles (1.4%)
General Motors Co.	757,097	26,430,256

Household Durables (1.9%)
Newell Rubbermaid, Inc.	803,219	30,594,612
Tupperware Brands Corp.	88,570	5,579,910

		36,174,522

Media (3.3%)
Cablevision Systems Corp. – New York Group, Class A	261,300	5,393,232
Comcast Corp., Class A	169,540	9,759,570
Interpublic Group of Cos., Inc.	310,750	6,454,278
Time Warner Cable, Inc.	38,270	5,819,336
Viacom, Inc., Class B	483,391	36,375,173

		63,801,589

Multiline Retail (0.4%)
Macy’s, Inc.	116,400	7,653,300

Specialty Retail (2.3%)
Gap, Inc.	266,910	11,239,580
GNC Holdings, Inc., Class A	718,200	33,726,672

		44,966,252

Total Consumer Discretionary		200,986,619

Consumer Staples (4.6%)
Food & Staples Retailing (3.4%)
CVS Health Corp.	124,352	11,976,341
Kroger Co.	849,125	54,522,316

		66,498,657

Food Products (0.5%)
Kellogg Co.	15,100	988,144
Tyson Foods, Inc., Class A	203,140	8,143,883

		9,132,027

Household Products (0.5%)
Energizer Holdings, Inc.	68,735	8,836,572

Personal Products (0.2%)
Nu Skin Enterprises, Inc., Class A	90,340	3,947,858

Total Consumer Staples		88,415,114

Energy (11.9%)
Energy Equipment & Services (0.1%)
Halliburton Co.	19,600	770,868
Noble Corp. plc	29,370	486,661

		1,257,529

Oil, Gas & Consumable Fuels (11.8%)
Apache Corp.	663,510	41,582,172
Gulfport Energy Corp.*	419,836	17,523,955
Marathon Oil Corp.	1,950,605	55,182,615
Marathon Petroleum Corp.	335,222	30,257,138
Suncor Energy, Inc.	924,657	29,385,599

Total S.A. (ADR)	254,280	$13,019,136
Valero Energy Corp.	824,672	40,821,264

		227,771,879

Total Energy		229,029,408

Financials (29.5%)
Banks (12.4%)
Citigroup, Inc.	1,420,824	76,880,787
JPMorgan Chase & Co.	1,356,936	84,917,055
KeyCorp	706,080	9,814,512
Regions Financial Corp.	1,494,956	15,786,735
Wells Fargo & Co.	927,382	50,839,081

		238,238,170

Capital Markets (1.2%)
KKR & Co. L.P.	17,600	408,496
Morgan Stanley	457,534	17,752,319
State Street Corp.	59,762	4,691,317

		22,852,132

Consumer Finance (5.5%)
Capital One Financial Corp.	574,866	47,455,188
Discover Financial Services	746,206	48,869,031
SLM Corp.	1,032,020	10,516,284

		106,840,503

Diversified Financial Services (2.0%)
Intercontinental Exchange, Inc.	12,900	2,828,841
NASDAQ OMX Group, Inc.	755,561	36,236,706

		39,065,547

Insurance (7.3%)
ACE Ltd.	85,421	9,813,164
Aflac, Inc.	18,966	1,158,633
CNO Financial Group, Inc.	262,500	4,520,250
Genworth Financial, Inc., Class A*	1,678,142	14,264,207
Hartford Financial Services Group, Inc.	593,866	24,758,273
Lincoln National Corp.	513,361	29,605,529
MetLife, Inc.	149,051	8,062,169
Prudential Financial, Inc.	259,450	23,469,847
Travelers Cos., Inc.	60,079	6,359,362
XL Group plc	518,375	17,816,549

		139,827,983

Real Estate Investment Trusts (REITs) (0.9%)
Outfront Media, Inc. (REIT)	677,357	18,180,262

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	19,106	2,864,563

Total Financials		567,869,160

Health Care (18.0%)
Health Care Equipment & Supplies (5.8%)
Baxter International, Inc.	465,820	34,139,948
Hologic, Inc.*	524,950	14,037,163
Medtronic, Inc.	723,690	52,250,418
Zimmer Holdings, Inc.	113,796	12,906,742

		113,334,271

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Providers & Services (3.9%)
Cigna Corp.	37,200	$3,828,252
Community Health Systems, Inc.*	554,540	29,900,797
Laboratory Corp. of America Holdings*	64,220	6,929,338
Quest Diagnostics, Inc.	510,336	34,223,132

		74,881,519

Pharmaceuticals (8.3%)
Hospira, Inc.*	653,755	40,042,494
Pfizer, Inc.	2,770,046	86,286,933
Teva Pharmaceutical Industries Ltd. (ADR)	579,012	33,298,980

		159,628,407

Total Health Care		347,844,197

Industrials (3.8%)
Aerospace & Defense (3.1%)
Honeywell International, Inc.	64,978	6,492,601
Northrop Grumman Corp.	103,369	15,235,557
Raytheon Co.	265,805	28,752,127
Spirit AeroSystems Holdings, Inc., Class A*	220,800	9,503,232

		59,983,517

Airlines (0.1%)
American Airlines Group, Inc.	43,060	2,309,308

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.*	30,510	1,363,492

Machinery (0.5%)
Stanley Black & Decker, Inc.	100,700	9,675,256

Total Industrials		73,331,573

Information Technology (13.7%)
Communications Equipment (6.4%)
Cisco Systems, Inc.	2,822,983	78,521,272
QUALCOMM, Inc.	265,190	19,711,573
Telefonaktiebolaget LM Ericsson (ADR)	2,061,630	24,945,723

		123,178,568

Electronic Equipment, Instruments & Components (0.8%)
Avnet, Inc.	240,750	10,357,065
Corning, Inc.	210,886	4,835,616

		15,192,681

IT Services (1.4%)
Total System Services, Inc.	120,100	4,078,596
Western Union Co.	445,799	7,984,260
Xerox Corp.	1,094,756	15,173,318

		27,236,174

Semiconductors & Semiconductor Equipment (0.8%)
Teradyne, Inc.	779,006	15,416,529

Software (4.3%)
Microsoft Corp.	680,427	31,605,834
Oracle Corp.	794,634	35,734,691
Symantec Corp.	622,709	15,975,599

		83,316,124

Total Information Technology		264,340,076

Materials (2.4%)
Chemicals (2.1%)
Akzo Nobel N.V. (ADR)	920,220	$20,981,016
Cabot Corp.	8,910	390,793
Celanese Corp.	101,690	6,097,332
LyondellBasell Industries N.V., Class A	169,554	13,460,892

		40,930,033

Containers & Packaging (0.3%)
Crown Holdings, Inc.*	99,070	5,042,663

Total Materials		45,972,696

Telecommunication Services (3.0%)
Diversified Telecommunication Services (1.7%)
Verizon Communications, Inc.	680,440	31,830,983

Wireless Telecommunication Services (1.3%)
Telephone & Data Systems, Inc.	764,432	19,301,908
U.S. Cellular Corp.*	162,005	6,452,659

		25,754,567

Total Telecommunication Services		57,585,550

Utilities (2.0%)
Gas Utilities (0.4%)
UGI Corp.	231,298	8,784,698

Independent Power and Renewable Electricity Producers (1.6%)
AES Corp.	2,179,600	30,013,092

Total Utilities		38,797,790

Total Common Stocks (99.3%) (Cost $1,469,916,083)		1,914,172,183

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (0.2%)
Food Products (0.2%)
Tyson Foods, Inc. 4.750%	102,385	5,154,061

Total Consumer Staples		5,154,061

Industrials (0.1%)
Machinery (0.1%)
Stanley Black & Decker, Inc. 6.250%	13,800	1,624,812

Total Industrials		1,624,812

Total Convertible Preferred Stock (0.3%) (Cost $6,521,755)		6,778,873

Total Investments (99.6%) (Cost $1,476,437,838)		1,920,951,056
Other Assets Less Liabilities (0.4%)		7,176,143

Net Assets (100%)		$1,928,127,199

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$200,986,619	$—	$—	$200,986,619
Consumer Staples	88,415,114	—	—	88,415,114
Energy	229,029,408	—	—	229,029,408
Financials	567,869,160	—	—	567,869,160
Health Care	347,844,197	—	—	347,844,197
Industrials	73,331,573	—	—	73,331,573
Information Technology	264,340,076	—	—	264,340,076
Materials	45,972,696	—	—	45,972,696
Telecommunication Services	57,585,550	—	—	57,585,550
Utilities	38,797,790	—	—	38,797,790
Convertible Preferred Stocks
Consumer Staples	5,154,061	—	—	5,154,061
Industrials	1,624,812	—	—	1,624,812

Total Assets	$1,920,951,056	$—	$—	$1,920,951,056

Total Liabilities	$—	$—	$—	$—

Total	$1,920,951,056	$—	$—	$1,920,951,056

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$795,633,403
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$740,678,669

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$468,585,974
Aggregate gross unrealized depreciation	(45,784,493)

Net unrealized appreciation	$422,801,481

Federal income tax cost of investments	$1,498,149,575

For the year ended December 31, 2014, the Portfolio incurred approximately $23,761 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,476,437,838)	$1,920,951,056
Cash	12,447,130
Receivable for securities sold	10,066,886
Dividends, interest and other receivables	1,571,969
Receivable from Separate Accounts for Trust shares sold	403,515
Other assets	464

Total assets	1,945,441,020

LIABILITIES
Payable for securities purchased	14,483,744
Payable to Separate Accounts for Trust shares redeemed	1,351,617
Investment management fees payable	971,936
Distribution fees payable – Class IB	199,132
Administrative fees payable	164,125
Distribution fees payable – Class IA	31,000
Trustees’ fees payable	3,799
Accrued expenses	108,468

Total liabilities	17,313,821

NET ASSETS	$1,928,127,199

Net assets were comprised of:
Paid in capital	$2,198,733,957
Accumulated undistributed net investment income (loss)	840,305
Accumulated undistributed net realized gain (loss) on investments	(715,960,281)
Net unrealized appreciation (depreciation) on investments	444,513,218

Net assets	$1,928,127,199

Class IA
Net asset value, offering and redemption price per share, $148,078,950 / 6,882,557 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.52

Class IB
Net asset value, offering and redemption price per share, $945,859,555 / 43,853,856 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.57

Class K
Net asset value, offering and redemption price per share, $834,188,694 / 38,777,426 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.51

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $131,773 foreign withholding tax)	$38,317,463
Interest	18,200

Total income	38,335,663

EXPENSES
Investment management fees	10,509,614
Distribution fees – Class IB	2,269,079
Administrative fees	1,862,539
Distribution fees – Class IA	332,030
Printing and mailing expenses	140,570
Custodian fees	81,000
Professional fees	76,254
Trustees’ fees	45,533
Miscellaneous	55,472

Gross expenses	15,372,091
Less: Waiver from investment manager	(27,294)

Net expenses	15,344,797

NET INVESTMENT INCOME (LOSS)	22,990,866

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	198,141,351
Net change in unrealized appreciation (depreciation) on investments	(49,281,062)

NET REALIZED AND UNREALIZED GAIN (LOSS)	148,860,289

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,851,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$22,990,866	$26,621,943
Net realized gain (loss) on investments	198,141,351	522,083,236
Net change in unrealized appreciation (depreciation) on investments	(49,281,062)	162,078,314

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,851,155	710,783,493

DIVIDENDS :
Dividends from net investment income
Class IA	(1,535,275)	(1,633,422)
Class IB	(9,852,025)	(12,428,489)
Class K	(10,763,261)	(12,521,421)

TOTAL DIVIDENDS :	(22,150,561)	(26,583,332)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,595,361 and 1,728,807 shares, respectively ]	32,939,752	30,753,244
Capital shares issued in reinvestment of dividends [ 71,880 and 84,114 shares, respectively ]	1,535,275	1,633,422
Capital shares repurchased [ (619,153) and (768,988) shares, respectively ]	(12,846,344)	(13,601,438)

Total Class IA transactions	21,628,683	18,785,228

Class IB
Capital shares sold [ 3,432,835 and 4,786,285 shares, respectively ]	71,116,994	83,863,325
Capital shares issued in reinvestment of dividends [ 460,125 and 638,430 shares, respectively ]	9,852,025	12,428,489
Capital shares repurchased [ (3,735,150) and (12,763,539) shares, respectively ]	(77,696,602)	(216,720,851)
Capital shares repurchased in-kind (Note 9)[ 0 and (56,155,603) shares, respectively ]	—	(1,034,625,606)

Total Class IB transactions	3,272,417	(1,155,054,643)

Class K
Capital shares sold [ 5,084,679 and 548,652 shares, respectively ]	104,935,077	10,037,819
Capital shares issued in reinvestment of dividends [ 504,038 and 644,925 shares, respectively ]	10,763,261	12,521,421
Capital shares repurchased [ (4,407,674) and (3,830,748) shares, respectively ]	(91,094,224)	(68,242,348)
Capital shares repurchased in-kind (Note 9)[ 0 and (5) shares, respectively ]	—	(92)

Total Class K transactions	24,604,114	(45,683,200)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	49,505,214	(1,181,952,615)

TOTAL INCREASE (DECREASE) IN NET ASSETS	199,205,808	(497,752,454)
NET ASSETS:
Beginning of year	1,728,921,391	2,226,673,845

End of year (a)	$1,928,127,199	$1,728,921,391

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$840,305	$38,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013	2012	2011		2010
Net asset value, beginning of year	$19.82		$14.60	$13.05	$13.65		$12.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	##	0.21	0.22	0.20		0.19
Net realized and unrealized gain (loss) on investments	1.69		5.30	1.56	(0.60)		1.36

Total from investment operations	1.93		5.51	1.78	(0.40)		1.55

Less distributions:
Dividends from net investment income	(0.23)		(0.29)	(0.23)	(0.20)		(0.20)

Net asset value, end of year	$21.52		$19.82	$14.60	$13.05		$13.65

Total return	9.73%		37.77%	13.62%	(2.86)%		12.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148,079		$115,640	$69,955	$53,307		$503,310
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.95%	0.69%		0.70%
After waivers and fees paid indirectly	0.95%		0.94%	0.94%	0.67%		0.70%
Before waivers and fees paid indirectly	0.95%		0.95%	0.95%	0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers	1.16	%(aa)	1.18%	1.56%	1.41%		1.55%
After waivers and fees paid indirectly	1.16	%(aa)	1.19%	1.56%	1.43%		1.56%
Before waivers and fees paid indirectly	1.16	%(aa)	1.18%	1.56%	1.41%		1.55%
Portfolio turnover rate^	41%		50%	46%	64%		56%

	Year Ended December 31,
Class IB	2014		2013	2012	2011		2010
Net asset value, beginning of year	$19.87		$14.64	$13.08	$13.69		$12.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	##	0.20	0.22	0.18		0.16
Net realized and unrealized gain (loss) on investments	1.69		5.32	1.57	(0.62)		1.35

Total from investment operations	1.93		5.52	1.79	(0.44)		1.51

Less distributions:
Dividends from net investment income	(0.23)		(0.29)	(0.23)	(0.17)		(0.16)

Net asset value, end of year	$21.57		$19.87	$14.64	$13.08		$13.69

Total return	9.71%		37.74%	13.67%	(3.17)%		12.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$945,860		$868,200	$1,569,255	$1,482,030		$1,533,557
Ratio of expenses to average net assets:
After waivers	0.95%		0.95%	0.95%	0.94%		0.95%
After waivers and fees paid indirectly	0.95%		0.94%	0.94%	0.92	%(c)	0.94%
Before waivers and fees paid indirectly	0.95%		0.95%	0.95%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers	1.15	%(bb)	1.17%	1.54%	1.28%		1.30%
After waivers and fees paid indirectly	1.15	%(bb)	1.18%	1.55%	1.30%		1.31%
Before waivers and fees paid indirectly	1.15	%(bb)	1.17%	1.54%	1.28%		1.30%
Portfolio turnover rate^	41%		50%	46%	64%		56%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014		2013	2012
Net asset value, beginning of period	$19.82		$14.60	$13.05	$12.24

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	##	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	1.68		5.31	1.56	0.93

Total from investment operations	1.97		5.56	1.82	1.01

Less distributions:
Dividends from net investment income	(0.28)		(0.34)	(0.27)	(0.20)

Net asset value, end of period	$21.51		$19.82	$14.60	$13.05

Total return (b)	9.95%		38.11%	13.91%	8.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$834,189		$745,081	$587,464	$549,328
Ratio of expenses to average net assets:
After waivers (a)	0.70%		0.70%	0.70%	0.69%
After waivers and fees paid indirectly (a)	0.70%		0.69%	0.69%	0.69%
Before waivers and fees paid indirectly (a)	0.70%		0.70%	0.70%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.41	%(cc)	1.43%	1.79%	1.87%
After waivers and fees paid indirectly (a)	1.41	%(cc)	1.45%	1.80%	1.87%
Before waivers and fees paid indirectly (a)	1.41	%(cc)	1.43%	1.79%	1.87%
Portfolio turnover rate^	41%		50%	46%	64%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.21, $0.21, and $0.26 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 1.01% for income after waivers and reimbursements, 1.01% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 1.00% for income after waivers and reimbursements, 1.00% for income after waivers, reimbursements and fees paid indirectly, and 1.00% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 1.26% for income after waivers and reimbursements, 1.26% for income after waivers, reimbursements and fees paid indirectly, and 1.26% for income before waivers, reimbursements.

See Notes to Financial Statements.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Boston Advisors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	8.79%	14.34%	6.66%
Portfolio – Class IB Shares	8.59	14.18	6.48
Portfolio – Class K Shares***	9.06	N/A	20.21
Russell 1000® Value Index	13.45	15.42	7.30

**   Date of inception 12/13/04. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.59% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 13.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Industrials provided the greatest contribution to relative returns, including positive performance form Northrop Grumman, the Portfolio’s largest active weight holding. General Electric (GE) continued to struggle as global product development and legacy cost structures weighed on results. GE is a large benchmark position, so underweighting GE in the Portfolio added to relative returns.

•

Consumer Discretionary added to relative performance with the majority coming from the retail group, specifically Lowes. A timely purchase of Best Buy during the year added as the company rebounded after a significantly challenging period.

•

Health Care also added to relative return. Shares of Amgen and Eli Lilly performed strongly on the back of robust sales, good product introductions and strong demand for health care following the implementation of the Affordable Care Act.

What hurt performance during the year:

•

The Energy and closely related Materials sectors dragged down overall Portfolio returns. Stock selection proved weak in both sectors as Energy and other related commodity prices collapsed near the end of the year.

•	The Financial sector also had a large negative impact on Portfolio returns. Losses were divided among the Diversified Financials, Insurance and Banks subsectors.

•	The relative underperformance of smaller companies to large capitalization shares proved a drag on the Portfolio.

•	The Portfolio’s modest international exposure also penalized performance, as international indices significantly underperformed domestic equity portfolios.

Portfolio Positioning and Outlook

At year end, the Portfolio’s largest sector overweight was Technology. Utilities and Financials were the most significantly underweight portions of the Portfolio. Utilities continue to be a victim of their own success with most shares of companies trading at generational highs of valuation and lows of dividend yield. We expect Industrials to face headwinds from the strong dollar, given meaningful foreign sales, as will multinational companies in Consumer Staples. Just after the turn of the year, we reduced the allocation in Energy from overweight to slightly underweight, while Materials was brought down from overweight to a meaningful underweight. In both cases we expect earnings estimates to come down substantially, on average, and most stocks within those sectors to continue to struggle. We believe the Portfolio is positioned to weather what we think will be a very uneven fourth quarter earnings reporting season.

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	25.9%
Information Technology	14.8
Health Care	12.5
Energy	12.1
Consumer Discretionary	9.5
Industrials	9.0
Consumer Staples	7.0
Utilities	3.2
Materials	2.7
Telecommunication Services	1.2
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,034.40	$5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class IB
Actual	1,000.00	1,034.21	5.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class K
Actual	1,000.00	1,035.56	4.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (9.5%)
Automobiles (1.3%)
Ford Motor Co.	711,288	$11,024,964

Hotels, Restaurants & Leisure (2.6%)
Brinker International, Inc.	221,832	13,019,320
Wyndham Worldwide Corp.	111,700	9,579,392

		22,598,712

Household Durables (0.8%)
Garmin Ltd.	126,200	6,667,146

Leisure Products (0.7%)
Polaris Industries, Inc.	42,547	6,434,808

Media (1.1%)
Interpublic Group of Cos., Inc.	464,800	9,653,896

Specialty Retail (2.5%)
Best Buy Co., Inc.	273,400	10,657,132
Lowe’s Cos., Inc.	163,600	11,255,680

		21,912,812

Textiles, Apparel & Luxury Goods (0.5%)
VF Corp.	63,000	4,718,700

Total Consumer Discretionary		83,011,038

Consumer Staples (7.0%)
Beverages (1.2%)
Dr. Pepper Snapple Group, Inc.	140,100	10,042,368

Food & Staples Retailing (1.2%)
Whole Foods Market, Inc.	206,200	10,396,604

Food Products (1.3%)
Archer-Daniels-Midland Co.	221,600	11,523,200

Household Products (2.4%)
Colgate-Palmolive Co.	181,000	12,523,390
Procter & Gamble Co.	93,798	8,544,060

		21,067,450

Tobacco (0.9%)
Altria Group, Inc.	165,300	8,144,331

Total Consumer Staples		61,173,953

Energy (12.1%)
Oil, Gas & Consumable Fuels (12.1%)
Anadarko Petroleum Corp.	121,800	10,048,500
Chesapeake Energy Corp.	351,900	6,886,683
Chevron Corp.	100,750	11,302,135
ConocoPhillips Co.	335,155	23,145,804
Enerplus Corp.	231,178	2,219,309
Exxon Mobil Corp.	274,271	25,356,354
Kinder Morgan, Inc.	111,100	4,700,641
Marathon Oil Corp.	135,200	3,824,808
PBF Energy, Inc., Class A	138,500	3,689,640
Sasol Ltd. (ADR)	136,900	5,198,093
Statoil ASA (ADR)	303,000	5,335,830
Tesoro Corp.	60,200	4,475,870

Total Energy		106,183,667

Financials (25.9%)
Banks (11.1%)
Bank of America Corp.	1,384,200	24,763,338

JPMorgan Chase & Co.	387,148	$24,227,722
KeyCorp	1,062,238	14,765,108
PNC Financial Services Group, Inc.	149,461	13,635,327
SunTrust Banks, Inc./Georgia	265,903	11,141,336
Wells Fargo & Co.	160,600	8,804,092

		97,336,923

Capital Markets (4.5%)
Ameriprise Financial, Inc.	135,300	17,893,425
Goldman Sachs Group, Inc.	89,740	17,394,304
Lazard Ltd., Class A	79,600	3,982,388

		39,270,117

Consumer Finance (1.8%)
Discover Financial Services	246,800	16,162,932

Insurance (4.7%)
Aegon N.V. (N.Y. Shares)	919,098	6,893,235
Endurance Specialty Holdings Ltd.	187,272	11,206,356
Hartford Financial Services Group, Inc.	207,662	8,657,429
Prudential Financial, Inc.	160,500	14,518,830

		41,275,850

Real Estate Investment Trusts (REITs) (3.8%)
DuPont Fabros Technology, Inc. (REIT)	162,100	5,388,204
Host Hotels & Resorts, Inc. (REIT)	620,100	14,739,777
RLJ Lodging Trust (REIT)	226,600	7,597,898
Sun Communities, Inc. (REIT)	89,696	5,423,020

		33,148,899

Total Financials		227,194,721

Health Care (12.5%)
Biotechnology (1.7%)
Amgen, Inc.	94,587	15,066,763

Health Care Providers & Services (5.1%)
Anthem, Inc.	137,753	17,311,420
Cardinal Health, Inc.	144,500	11,665,485
UnitedHealth Group, Inc.	149,500	15,112,955

		44,089,860

Pharmaceuticals (5.7%)
Bristol-Myers Squibb Co.	264,600	15,619,338
Eli Lilly & Co.	302,208	20,849,330
Johnson & Johnson	97,517	10,197,353
Pfizer, Inc.	102,230	3,184,464

		49,850,485

Total Health Care		109,007,108

Industrials (9.0%)
Aerospace & Defense (3.1%)
Exelis, Inc.	354,100	6,207,373
Northrop Grumman Corp.	140,100	20,649,339

		26,856,712

Airlines (1.0%)
Alaska Air Group, Inc.	141,900	8,479,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (0.5%)
Pitney Bowes, Inc.	160,500	$3,911,385

Industrial Conglomerates (0.8%)
General Electric Co.	287,993	7,277,583

Road & Rail (2.7%)
Norfolk Southern Corp.	100,800	11,048,688
Ryder System, Inc.	140,100	13,008,285

		24,056,973

Trading Companies & Distributors (0.9%)
TAL International Group, Inc.*	188,910	8,230,809

Total Industrials		78,813,406

Information Technology (14.8%)
Communications Equipment (2.1%)
Cisco Systems, Inc.	302,900	8,425,164
Harris Corp.	140,100	10,061,982

		18,487,146

Internet Software & Services (0.8%)
IAC/InterActiveCorp	108,600	6,601,794

IT Services (3.8%)
Booz Allen Hamilton Holding Corp.	384,400	10,198,132
Broadridge Financial Solutions, Inc.	162,100	7,485,778
Computer Sciences Corp.	143,600	9,053,980
Xerox Corp.	472,100	6,543,306

		33,281,196

Semiconductors & Semiconductor Equipment (3.9%)
Intel Corp.	645,800	23,436,082
Lam Research Corp.	136,900	10,861,646

		34,297,728

Software (1.9%)
Microsoft Corp.	362,400	16,833,480

Technology Hardware, Storage & Peripherals (2.3%)
Hewlett-Packard Co.	340,100	13,648,213
Lexmark International, Inc., Class A	165,300	6,821,931

		20,470,144

Total Information Technology		129,971,488

Materials (2.7%)
Chemicals (2.1%)
Dow Chemical Co.	292,700	$13,350,047
LyondellBasell Industries N.V., Class A	55,907	4,438,457

		17,788,504

Metals & Mining (0.6%)
Freeport-McMoRan, Inc.	236,100	5,515,296

Total Materials		23,303,800

Telecommunication Services (1.2%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	313,200	10,520,388

Total Telecommunication Services		10,520,388

Utilities (3.2%)
Electric Utilities (1.3%)
Edison International	173,100	11,334,588

Gas Utilities (0.7%)
UGI Corp.	165,150	6,272,397

Multi-Utilities (1.2%)
CMS Energy Corp.	298,900	10,386,775

Total Utilities		27,993,760

Total Investments (97.9%) (Cost $648,028,083)		857,173,329
Other Assets Less Liabilities (2.1%)		18,832,350

Net Assets (100%)		$876,005,679

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$83,011,038	$—	$—	$83,011,038
Consumer Staples	61,173,953	—	—	61,173,953
Energy	106,183,667	—	—	106,183,667
Financials	227,194,721	—	—	227,194,721
Health Care	109,007,108	—	—	109,007,108
Industrials	78,813,406	—	—	78,813,406
Information Technology	129,971,488	—	—	129,971,488
Materials	23,303,800	—	—	23,303,800
Telecommunication Services	10,520,388	—	—	10,520,388
Utilities	27,993,760	—	—	27,993,760

Total Assets	$857,173,329	$—	$—	$857,173,329

Total Liabilities	$—	$—	$—	$—

Total	$857,173,329	$—	$—	$857,173,329

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$413,278,203
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$460,065,740

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$226,117,895
Aggregate gross unrealized depreciation	(17,552,918)

Net unrealized appreciation	$208,564,977

Federal income tax cost of investments	$648,608,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $648,028,083)	$857,173,329
Cash	20,350,006
Receivable for securities sold	7,049,491
Dividends, interest and other receivables	1,221,310
Receivable from Separate Accounts for Trust shares sold	86,032
Other assets	492

Total assets	885,880,660

LIABILITIES
Payable for securities purchased	8,957,915
Investment management fees payable	509,374
Payable to Separate Accounts for Trust shares redeemed	210,569
Administrative fees payable	75,020
Distribution fees payable – Class IB	35,372
Distribution fees payable – Class IA	8,587
Trustees’ fees payable	659
Accrued expenses	77,485

Total liabilities	9,874,981

NET ASSETS	$876,005,679

Net assets were comprised of:
Paid in capital	$652,068,875
Accumulated undistributed net investment income (loss)	1,137,434
Accumulated undistributed net realized gain (loss) on investments	13,654,124
Net unrealized appreciation (depreciation) on investments	209,145,246

Net assets	$876,005,679

Class IA
Net asset value, offering and redemption price per share, $40,537,385 / 6,154,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.59

Class IB
Net asset value, offering and redemption price per share, $167,418,404 / 25,315,747 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.61

Class K
Net asset value, offering and redemption price per share, $668,049,890 / 101,407,810 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.59

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $67,461 foreign withholding tax)	$22,355,218
Interest	23,023

Total income	22,378,241

EXPENSES
Investment management fees	6,353,701
Administrative fees	877,555
Distribution fees – Class IB	406,779
Distribution fees – Class IA	100,492
Printing and mailing expenses	65,479
Professional fees	49,225
Custodian fees	43,000
Trustees’ fees	21,454
Miscellaneous	25,473

Gross expenses	7,943,158
Less: Waiver from investment manager	(658,889)

Net expenses	7,284,269

NET INVESTMENT INCOME (LOSS)	15,093,972

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	91,621,040
Net change in unrealized appreciation (depreciation) on investments	(34,421,057)

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,199,983

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,293,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,093,972	$16,605,338
Net realized gain (loss) on investments	91,621,040	172,966,814
Net change in unrealized appreciation (depreciation) on investments	(34,421,057)	82,345,695

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,293,955	271,917,847

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(617,775)	(695,513)
Class IB	(2,542,874)	(2,733,447)
Class K	(11,848,432)	(12,642,912)

	(15,009,081)	(16,071,872)

Distributions from net realized capital gains
Class IA	(3,690,359)	(4,189,231)
Class IB	(15,130,576)	(16,453,346)
Class K	(60,744,355)	(66,852,486)

	(79,565,290)	(87,495,063)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(94,574,371)	(103,566,935)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 710,819 and 1,852,266 shares, respectively ]	4,904,403	12,405,023
Capital shares issued in reinvestment of dividends and distributions [ 650,207 and 737,380 shares, respectively ]	4,308,134	4,884,744
Capital shares repurchased [ (1,206,183) and (1,414,868) shares, respectively ]	(8,350,467)	(9,519,520)

Total Class IA transactions	862,070	7,770,247

Class IB
Capital shares sold [ 2,148,715 and 9,024,943 shares, respectively ]	14,919,904	58,560,875
Capital shares issued in reinvestment of dividends and distributions [ 2,656,975 and 2,885,958 shares, respectively ]	17,673,450	19,186,793
Capital shares repurchased [ (3,155,394) and (11,420,370) shares, respectively ]	(21,984,795)	(75,605,744)
Capital shares repurchased in-kind (Note 9)[ 0 and (45,687,449) shares, respectively ]	—	(324,664,487)

Total Class IB transactions	10,608,559	(322,522,563)

Class K
Capital shares sold [ 10,040,388 and 2,723,653 shares, respectively ]	70,729,927	18,373,483
Capital shares issued in reinvestment of dividends and distributions [ 10,955,205 and 11,998,061 shares, respectively ]	72,592,787	79,495,398
Capital shares repurchased [ (15,237,340) and (9,075,276) shares, respectively ]	(106,040,548)	(62,201,015)
Capital shares repurchased in-kind (Note 9)[ 0 and (19) shares, respectively ]	—	(132)

Total Class K transactions	37,282,166	35,667,734

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	48,752,795	(279,084,582)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,472,379	(110,733,670)
NET ASSETS:
Beginning of year	849,533,300	960,266,970

End of year (a)	$876,005,679	$849,533,300

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,137,434	$908,899

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.77	$5.86	$5.13	$5.25	$4.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.11	0.11	0.13	0.12
Net realized and unrealized gain (loss) on investments	0.48	1.72	0.80	(0.14)	0.62

Total from investment operations	0.59	1.83	0.91	(0.01)	0.74

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.11)	(0.11)	(0.13)
Distributions from net realized gains	(0.66)	(0.79)	(0.07)	—	—

Total dividends and distributions	(0.77)	(0.92)	(0.18)	(0.11)	(0.13)

Net asset value, end of year	$6.59	$6.77	$5.86	$5.13	$5.25

Total return	8.79%	31.63%	17.74%	(0.07)%	16.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,537	$40,639	$28,261	$20,706	$413,037
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	0.80%	0.80%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	0.80%	0.80%
Before waivers and fees paid indirectly	1.13%	1.13%	1.13%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers	1.59%	1.59%	2.00%	2.39%	2.42%
After waivers and fees paid indirectly	1.59%	1.59%	2.00%	2.39%	2.42%
Before waivers and fees paid indirectly	1.52%	1.51%	1.92%	2.31%	2.34%
Portfolio turnover rate^	50%	58%	56%	68%	64%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$6.80	$5.88	$5.14	$5.27	$4.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investments	0.47	1.74	0.81	(0.14)	0.62

Total from investment operations	0.58	1.84	0.92	(0.03)	0.73

Less distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.11)	(0.10)	(0.12)
Distributions from net realized gains	(0.66)	(0.79)	(0.07)	—	—

Total dividends and distributions	(0.77)	(0.92)	(0.18)	(0.10)	(0.12)

Net asset value, end of year	$6.61	$6.80	$5.88	$5.14	$5.27

Total return	8.59%	31.72%	17.90%	(0.51)%	15.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$167,418	$160,887	$404,727	$309,284	$317,193
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.05%	1.05%
Before waivers and fees paid indirectly	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers	1.59%	1.56%	2.01%	2.09%	2.18%
After waivers and fees paid indirectly	1.59%	1.56%	2.01%	2.09%	2.18%
Before waivers and fees paid indirectly	1.51%	1.49%	1.93%	2.02%	2.10%
Portfolio turnover rate^	50%	58%	56%	68%	64%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BOSTON ADVISORS EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$6.77	$5.86	$5.13	$4.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.12	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.48	1.73	0.80	0.39

Total from investment operations	0.61	1.85	0.93	0.43

Less distributions:
Dividends from net investment income	(0.13)	(0.15)	(0.13)	(0.11)
Distributions from net realized gains	(0.66)	(0.79)	(0.07)	—

Total dividends and distributions	(0.79)	(0.94)	(0.20)	(0.11)

Net asset value, end of period	$6.59	$6.77	$5.86	$5.13

Total return (b)	9.06%	31.96%	18.04%	9.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$668,050	$648,008	$527,279	$479,728
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%	0.80%	0.80%
After waivers and fees paid indirectly (a)	0.80%	0.80%	0.80%	0.80%
Before waivers and fees paid indirectly (a)	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.84%	1.84%	2.24%	2.23%
After waivers and fees paid indirectly (a)	1.84%	1.84%	2.24%	2.23%
Before waivers and fees paid indirectly (a)	1.76%	1.76%	2.16%	2.16%
Portfolio turnover rate^	50%	58%	56%	68%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Calvert Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	13.57%	15.08%	6.51%
Portfolio – Class IB Shares	13.58	14.97	6.34
The Calvert Social Index®	14.77	15.99	7.75
Russell 1000® Growth Index†	13.05	15.81	8.49

†    In 2014, the Russell 1000® Growth Index was added as a benchmark against which the Portfolio measures its performance. The Investment Manager believes the Russell 1000® Growth Index reflects the market sectors in which the Portfolio invests.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.58% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Calvert Social Index® and the Russell 1000® Growth Index returned 14.77% and 13.05%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Calvert Social Index’s (CSI) low exposure to Materials and Energy, two of the worst performing sectors for the year, and larger exposures to the Information Technology and Health Care sectors were beneficial to the year’s performance.

•	The top three contributors came from Information Technology as Apple Inc., Microsoft and Intel all produced solid results for the year.

What hurt performance during the year:

•	The Energy sector was the only sector to produce negative returns for the CSI.

•	The portfolio’s lack of exposure to Real Estate Investment Trusts (REITs) and lower exposure to the Utilities sector detracted from the Portfolio’s performance.

Portfolio Positioning and Outlook

The Portfolio is managed to passively replicate the Calvert Social Index. The Calvert Social Index measures the performance of companies that meet Calvert’s Signature Environmental, Social, and Governance criteria from the 1,000 largest U.S. companies (based on total market capitalization, included in the Dow Jones Total Market Index).

As of December 31, 2014, the Index’s and Portfolio’s four largest sector allocations were to Information Technology, Financials, Health Care and Consumer Discretionary.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	27.5%
Financials	17.6
Health Care	16.8
Consumer Discretionary	15.4
Consumer Staples	8.5
Industrials	7.6
Energy	1.9
Telecommunication Services	1.7
Materials	1.5
Utilities	0.9
Cash and Other	0.6

100.0%

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,075.39	$4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.40	4.85
Class IB
Actual	1,000.00	1,075.60	4.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.40	4.86

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.95% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.4%)
Auto Components (0.7%)
Autoliv, Inc.	842	$89,353
BorgWarner, Inc.	2,080	114,296
Delphi Automotive plc	2,826	205,507
Gentex Corp.	1,326	47,908
Johnson Controls, Inc.	6,323	305,654
Tenneco, Inc.*	555	31,419
TRW Automotive Holdings Corp.*	1,010	103,878
Visteon Corp.*	410	43,813

		941,828

Automobiles (0.7%)
Ford Motor Co.	36,731	569,330
Harley-Davidson, Inc.	1,974	130,106
Tesla Motors, Inc.*	916	203,728

		903,164

Distributors (0.1%)
Genuine Parts Co.	1,459	155,486
Pool Corp.	400	25,376

		180,862

Diversified Consumer Services (0.0%)
DeVry Education Group, Inc.	521	24,732
Graham Holdings Co., Class B	39	33,685
Sotheby’s, Inc.	561	24,224

		82,641

Hotels, Restaurants & Leisure (1.5%)
Brinker International, Inc.	586	34,392
Cheesecake Factory, Inc.	418	21,030
Chipotle Mexican Grill, Inc.*	295	201,930
Darden Restaurants, Inc.	1,202	70,473
Dunkin’ Brands Group, Inc.	952	40,603
Jack in the Box, Inc.	354	28,306
McDonald’s Corp.	9,246	866,350
Panera Bread Co., Class A*	233	40,728
Starbucks Corp.	7,280	597,324
Vail Resorts, Inc.	328	29,891
Wendy’s Co.	2,498	22,557

		1,953,584

Household Durables (0.5%)
D.R. Horton, Inc.	3,012	76,173
Garmin Ltd.	1,100	58,113
Harman International Industries, Inc.	619	66,054
Leggett & Platt, Inc.	1,246	53,092
Mohawk Industries, Inc.*	561	87,157
NVR, Inc.*	35	44,637
PulteGroup, Inc.	3,077	66,032
Tempur Sealy International, Inc.*	552	30,310
Tupperware Brands Corp.	457	28,791
Whirlpool Corp.	743	143,949

		654,308

Internet & Catalog Retail (1.7%)
Amazon.com, Inc.*	3,636	1,128,433
Expedia, Inc.	898	76,653

Liberty Interactive Corp.*	4,509	$132,655
Liberty TripAdvisor Holdings, Inc.*	627	16,866
Liberty Ventures*	1,237	46,660
Netflix, Inc.*	577	197,109
Priceline Group, Inc.*	500	570,105
TripAdvisor, Inc.*	1,011	75,481

		2,243,962

Leisure Products (0.2%)
Hasbro, Inc.	1,042	57,300
Mattel, Inc.	3,064	94,815
Polaris Industries, Inc.	550	83,182

		235,297

Media (4.8%)
AMC Networks, Inc., Class A*	538	34,308
CBS Corp. (Non-Voting), Class B	4,551	251,852
Charter Communications, Inc., Class A*	779	129,797
Comcast Corp., Class A	24,588	1,426,350
DIRECTV*	4,749	411,738
Discovery Communications, Inc., Class A*	1,359	46,818
DISH Network Corp., Class A*	2,023	147,457
DreamWorks Animation SKG, Inc., Class A*	655	14,626
Gannett Co., Inc.	2,051	65,488
John Wiley & Sons, Inc., Class A	426	25,236
Liberty Broadband Corp.*	846	42,208
Liberty Global plc*	8,075	394,496
Liberty Media Corp.*	2,710	95,148
Madison Square Garden Co., Class A*	544	40,941
Meredith Corp.	333	18,089
Morningstar, Inc.	182	11,777
New York Times Co., Class A	1,193	15,771
Omnicom Group, Inc.	2,369	183,526
Regal Entertainment Group, Class A	722	15,422
Scripps Networks Interactive, Inc., Class A	941	70,829
Sinclair Broadcast Group, Inc., Class A	657	17,976
Sirius XM Holdings, Inc.*	24,405	85,418
Starz, Class A*	802	23,819
Time Warner Cable, Inc.	2,677	407,065
Time Warner, Inc.	7,981	681,737
Time, Inc.	993	24,438
Viacom, Inc., Class B	3,591	270,223
Walt Disney Co.	14,969	1,409,930

		6,362,483

Multiline Retail (0.8%)
Big Lots, Inc.	510	20,410
Dillard’s, Inc., Class A	235	29,417
Dollar General Corp.*	2,902	205,172
Dollar Tree, Inc.*	1,963	138,156
Family Dollar Stores, Inc.	869	68,834
Kohl’s Corp.	1,859	113,473
Nordstrom, Inc.	1,293	102,651
Target Corp.	6,079	461,457

		1,139,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Specialty Retail (3.4%)
Advance Auto Parts, Inc.	662	$105,443
American Eagle Outfitters, Inc.	1,585	22,000
Ascena Retail Group, Inc.*	1,191	14,959
Bed Bath & Beyond, Inc.*	1,834	139,696
Best Buy Co., Inc.	2,637	102,790
Buckle, Inc.	255	13,393
CarMax, Inc.*	1,992	132,627
Chico’s FAS, Inc.	1,387	22,483
CST Brands, Inc.	686	29,916
DSW, Inc., Class A	650	24,245
GameStop Corp., Class A	1,023	34,577
Gap, Inc.	2,495	105,064
GNC Holdings, Inc., Class A	821	38,554
Home Depot, Inc.	12,732	1,336,478
L Brands, Inc.	2,354	203,739
Lowe’s Cos., Inc.	9,237	635,506
Lumber Liquidators Holdings, Inc.*	246	16,312
Murphy USA, Inc.*	390	26,855
O’Reilly Automotive, Inc.*	991	190,886
PetSmart, Inc.	901	73,247
Ross Stores, Inc.	2,022	190,594
Sally Beauty Holdings, Inc.*	1,230	37,810
Signet Jewelers Ltd.	727	95,651
Staples, Inc.	5,855	106,093
Tiffany & Co.	1,022	109,211
TJX Cos., Inc.	6,656	456,469
Tractor Supply Co.	1,252	98,683
Ulta Salon Cosmetics & Fragrance, Inc.*	584	74,659
Williams-Sonoma, Inc.	795	60,166

		4,498,106

Textiles, Apparel & Luxury Goods (1.0%)
Carter’s, Inc.	482	42,083
Deckers Outdoor Corp.*	314	28,587
Fossil Group, Inc.*	423	46,843
Hanesbrands, Inc.	910	101,574
Kate Spade & Co.*	1,153	36,908
lululemon athletica, Inc.*	950	53,000
Michael Kors Holdings Ltd.*	1,999	150,125
NIKE, Inc., Class B	6,804	654,205
PVH Corp.	748	95,871
Under Armour, Inc., Class A*	1,512	102,665
Wolverine World Wide, Inc.	922	27,171

		1,339,032

Total Consumer Discretionary		20,534,837

Consumer Staples (8.5%)
Beverages (2.3%)
Coca-Cola Co.	37,690	1,591,272
Dr. Pepper Snapple Group, Inc.	1,855	132,966
PepsiCo, Inc.	14,320	1,354,099

		3,078,337

Food & Staples Retailing (2.1%)
Casey’s General Stores, Inc.	343	30,980
Costco Wholesale Corp.	4,141	586,987
CVS Health Corp.	10,958	1,055,365
Safeway, Inc.	2,090	73,401
Sysco Corp.	5,545	220,081

United Natural Foods, Inc.*	451	$34,873
Walgreens Boots Alliance, Inc.	8,407	640,613
Whole Foods Market, Inc.	3,433	173,092

		2,815,392

Food Products (1.2%)
Campbell Soup Co.	1,624	71,456
Darling Ingredients, Inc.*	1,495	27,149
Flowers Foods, Inc.	1,671	32,067
General Mills, Inc.	5,748	306,541
Hain Celestial Group, Inc.*	914	53,277
Hershey Co.	1,412	146,749
Ingredion, Inc.	676	57,352
J.M. Smucker Co.	924	93,306
Kellogg Co.	2,323	152,017
Keurig Green Mountain, Inc.	1,160	153,578
Kraft Foods Group, Inc.	5,597	350,708
Lancaster Colony Corp.	176	16,481
McCormick & Co., Inc. (Non-Voting)	1,179	87,600
Post Holdings, Inc.*	407	17,049
TreeHouse Foods, Inc.*	382	32,672
WhiteWave Foods Co.*	1,582	55,354

		1,653,356

Household Products (2.7%)
Church & Dwight Co., Inc.	1,214	95,675
Clorox Co.	1,235	128,699
Colgate-Palmolive Co.	8,176	565,698
Kimberly-Clark Corp.	3,547	409,821
Procter & Gamble Co.	25,788	2,349,029

		3,548,922

Personal Products (0.2%)
Avon Products, Inc.	3,952	37,109
Estee Lauder Cos., Inc., Class A	2,138	162,916

		200,025

Total Consumer Staples		11,296,032

Energy (1.9%)
Energy Equipment & Services (0.6%)
Bristow Group, Inc.	322	21,184
Cameron International Corp.*	1,842	92,008
CARBO Ceramics, Inc.	179	7,169
Core Laboratories N.V.	412	49,580
Dresser-Rand Group, Inc.*	695	56,851
Dril-Quip, Inc.*	362	27,776
Exterran Holdings, Inc.	609	19,841
FMC Technologies, Inc.*	2,133	99,910
Helix Energy Solutions Group, Inc.*	891	19,335
National Oilwell Varco, Inc.	4,061	266,117
Noble Corp. plc	2,308	38,244
Tidewater, Inc.	452	14,649
Unit Corp.*	419	14,288

		726,952

Oil, Gas & Consumable Fuels (1.3%)
Cheniere Energy, Inc.*	2,112	148,685
Cimarex Energy Co.	794	84,164
Denbury Resources, Inc.	3,206	26,065
Energen Corp.	665	42,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

EOG Resources, Inc.	5,206	$479,317
EQT Corp.	1,377	104,239
ONEOK, Inc.	1,889	94,053
Pioneer Natural Resources Co.	1,413	210,325
QEP Resources, Inc.	1,503	30,391
Range Resources Corp.	1,532	81,885
SemGroup Corp., Class A	387	26,467
SM Energy Co.	614	23,688
Southwestern Energy Co.*	3,215	87,737
Spectra Energy Corp.	6,369	231,195
Teekay Corp.	418	21,272
Whiting Petroleum Corp.*	1,633	53,889
World Fuel Services Corp.	657	30,833

		1,776,605

Total Energy		2,503,557

Financials (17.6%)
Banks (8.6%)
Associated Banc-Corp	1,407	26,212
BancorpSouth, Inc.	776	17,468
Bank of America Corp.	100,367	1,795,566
Bank of Hawaii Corp.	402	23,843
BB&T Corp.	6,774	263,441
BOK Financial Corp.	195	11,708
CIT Group, Inc.	1,686	80,641
Citigroup, Inc.	28,913	1,564,482
City National Corp./California	435	35,152
Comerica, Inc.	1,644	77,005
Commerce Bancshares, Inc./Missouri	752	32,696
Cullen/Frost Bankers, Inc.	498	35,179
East West Bancorp, Inc.	1,305	50,516
F.N.B. Corp./Pennsylvania	1,582	21,072
Fifth Third Bancorp	7,590	154,646
First Horizon National Corp.	2,151	29,211
First Niagara Financial Group, Inc.	3,221	27,153
First Republic Bank/California	1,106	57,645
FirstMerit Corp.	1,505	28,429
Fulton Financial Corp.	1,712	21,160
Hancock Holding Co.	743	22,810
Huntington Bancshares, Inc./Ohio	7,441	78,279
Iberiabank Corp.	303	19,650
JPMorgan Chase & Co.	35,676	2,232,604
KeyCorp	7,976	110,866
M&T Bank Corp.	1,261	158,407
PNC Financial Services Group, Inc.	5,069	462,445
Popular, Inc.*	942	32,075
PrivateBancorp, Inc.	640	21,376
Prosperity Bancshares, Inc.	546	30,227
Regions Financial Corp.	13,137	138,727
Signature Bank/New York*	457	57,564
SunTrust Banks, Inc./Georgia	4,977	208,536
Susquehanna Bancshares, Inc.	1,707	22,925
SVB Financial Group*	461	53,508
Synovus Financial Corp.	1,264	34,242
TCF Financial Corp.	1,517	24,105
Texas Capital Bancshares, Inc.*	392	21,297
U.S. Bancorp/Minnesota	17,078	767,656
UMB Financial Corp.	344	19,570

Umpqua Holdings Corp.	2,074	$35,279
Valley National Bancorp	1,730	16,798
Webster Financial Corp.	820	26,675
Wells Fargo & Co.	45,218	2,478,851
Zions Bancorp	1,845	52,601

		11,480,298

Capital Markets (3.3%)
Affiliated Managers Group, Inc.*	504	106,969
Ameriprise Financial, Inc.	1,761	232,892
Bank of New York Mellon Corp.	10,683	433,409
BlackRock, Inc.	1,209	432,290
Charles Schwab Corp.	10,843	327,350
E*TRADE Financial Corp.*	2,623	63,621
Eaton Vance Corp.	1,081	44,245
Federated Investors, Inc., Class B	866	28,517
Financial Engines, Inc.	471	17,215
Franklin Resources, Inc.	3,742	207,195
Goldman Sachs Group, Inc.	3,866	749,347
Invesco Ltd.	4,112	162,506
Janus Capital Group, Inc.	1,354	21,840
Legg Mason, Inc.	925	49,367
LPL Financial Holdings, Inc.	701	31,230
Morgan Stanley	14,571	565,355
Northern Trust Corp.	2,113	142,416
SEI Investments Co.	1,196	47,888
State Street Corp.	3,987	312,980
Stifel Financial Corp.*	599	30,561
T. Rowe Price Group, Inc.	2,476	212,589
TD Ameritrade Holding Corp.	2,489	89,057
Waddell & Reed Financial, Inc., Class A	766	38,162

		4,347,001

Consumer Finance (1.3%)
American Express Co.	8,504	791,212
Capital One Financial Corp.	5,268	434,873
Discover Financial Services	4,362	285,667
Navient Corp.	3,822	82,594
PRA Group, Inc.*	455	26,358
SLM Corp.	3,856	39,293

		1,659,997

Diversified Financial Services (0.9%)
CBOE Holdings, Inc.	773	49,024
CME Group, Inc./Illinois	2,990	265,063
Intercontinental Exchange, Inc.	1,079	236,614
McGraw Hill Financial, Inc.	2,574	229,035
Moody’s Corp.	1,752	167,859
MSCI, Inc.	1,059	50,239
NASDAQ OMX Group, Inc.	1,073	51,461
Voya Financial, Inc.	1,842	78,064

		1,127,359

Insurance (3.1%)
ACE Ltd.	3,172	364,399
Aflac, Inc.	4,265	260,549
Alleghany Corp.*	148	68,598
Allied World Assurance Co. Holdings AG	879	33,332
American Financial Group, Inc./Ohio	679	41,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Aon plc	2,759	$261,636
Arch Capital Group Ltd.*	1,227	72,516
Arthur J. Gallagher & Co.	1,443	67,936
Aspen Insurance Holdings Ltd.	595	26,043
Assured Guaranty Ltd.	1,531	39,791
Axis Capital Holdings Ltd.	955	48,791
Brown & Brown, Inc.	1,076	35,411
Chubb Corp.	2,290	236,946
Cincinnati Financial Corp.	1,335	69,193
CNO Financial Group, Inc.	1,932	33,269
Endurance Specialty Holdings Ltd.	405	24,235
Erie Indemnity Co., Class A	224	20,332
Everest Reinsurance Group Ltd.	412	70,164
First American Financial Corp.	973	32,985
FNF Group	2,515	86,642
Genworth Financial, Inc., Class A*	4,510	38,335
Hanover Insurance Group, Inc.	399	28,457
Hartford Financial Services Group, Inc.	4,069	169,637
HCC Insurance Holdings, Inc.	905	48,436
Kemper Corp.	454	16,394
Lincoln National Corp.	2,479	142,964
Markel Corp.*	126	86,038
MBIA, Inc.*	1,282	12,230
Mercury General Corp.	329	18,644
PartnerReinsurance Ltd.	451	51,473
Primerica, Inc.	493	26,750
Principal Financial Group, Inc.	2,607	135,407
ProAssurance Corp.	529	23,884
Progressive Corp.	5,105	137,784
Protective Life Corp.	715	49,800
Prudential Financial, Inc.	4,334	392,054
Reinsurance Group of America, Inc.	623	54,587
RenaissanceReinsurance Holdings Ltd.	368	35,777
StanCorp Financial Group, Inc.	396	27,664
Torchmark Corp.	1,186	64,246
Travelers Cos., Inc.	3,209	339,673
Unum Group	2,314	80,712
Validus Holdings Ltd.	827	34,370
W. R. Berkley Corp.	927	47,518
White Mountains Insurance Group Ltd.	55	34,656
Willis Group Holdings plc	1,620	72,592
XL Group plc	2,409	82,797

		4,146,876

Real Estate Investment Trusts (REITs) (0.0%)
Lamar Advertising Co. (REIT), Class A	726	38,943

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	412	16,175
Altisource Portfolio Solutions S.A.*	147	4,967
CBRE Group, Inc., Class A*	2,533	86,755
Forest City Enterprises, Inc., Class A*	1,522	32,419
Howard Hughes Corp.*	327	42,647

Jones Lang LaSalle, Inc.	407	$61,021
Realogy Holdings Corp.*	1,328	59,083
St. Joe Co.*	838	15,411

		318,478

Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.	4,372	44,245
MGIC Investment Corp.*	3,071	28,622
New York Community Bancorp, Inc.	4,017	64,272
Ocwen Financial Corp.*	1,033	15,598
People’s United Financial, Inc.	2,821	42,823
Radian Group, Inc.	1,735	29,009
Washington Federal, Inc.	906	20,068

		244,637

Total Financials		23,363,589

Health Care (16.8%)
Biotechnology (3.6%)
Alexion Pharmaceuticals, Inc.*	1,892	350,077
Alkermes plc*	1,323	77,475
Alnylam Pharmaceuticals, Inc.*	598	58,006
Amgen, Inc.	7,260	1,156,445
Biogen Idec, Inc.*	2,242	761,047
Cepheid, Inc.*	639	34,595
Cubist Pharmaceuticals, Inc.*	690	69,449
Gilead Sciences, Inc.*	14,348	1,352,442
Incyte Corp.*	1,393	101,842
Isis Pharmaceuticals, Inc.*	1,074	66,309
Medivation, Inc.*	698	69,528
Myriad Genetics, Inc.*	678	23,093
Pharmacyclics, Inc.*	555	67,854
Regeneron Pharmaceuticals, Inc.*	708	290,457
Seattle Genetics, Inc.*	913	29,335
United Therapeutics Corp.*	428	55,422
Vertex Pharmaceuticals, Inc.*	2,295	272,646

		4,836,022

Health Care Equipment & Supplies (2.4%)
Alere, Inc.*	710	26,980
Align Technology, Inc.*	660	36,901
Baxter International, Inc.	5,173	379,129
Becton, Dickinson and Co.	1,819	253,132
Cooper Cos., Inc.	438	70,996
Covidien plc	4,321	441,952
DENTSPLY International, Inc.	1,288	68,612
Edwards Lifesciences Corp.*	1,021	130,055
Halyard Health, Inc.*	424	19,279
Hologic, Inc.*	2,224	59,470
IDEXX Laboratories, Inc.*	457	67,759
Medtronic, Inc.	9,394	678,247
ResMed, Inc.	1,273	71,364
Sirona Dental Systems, Inc.*	503	43,947
St. Jude Medical, Inc.	2,729	177,467
STERIS Corp.	540	35,019
Stryker Corp.	2,852	269,029
Teleflex, Inc.	376	43,172
Thoratec Corp.*	512	16,620
Varian Medical Systems, Inc.*	936	80,973
West Pharmaceutical Services, Inc.	643	34,233
Zimmer Holdings, Inc.	1,616	183,287

		3,187,623

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Providers & Services (2.1%)
AmerisourceBergen Corp.	2,034	$183,386
Brookdale Senior Living, Inc.*	1,653	60,616
Cardinal Health, Inc.	3,168	255,753
Centene Corp.*	532	55,248
Cigna Corp.	2,496	256,863
DaVita HealthCare Partners, Inc.*	1,641	124,289
Express Scripts Holding Co.*	7,117	602,596
HCA Holdings, Inc.*	2,881	211,437
HealthSouth Corp.	840	32,306
Henry Schein, Inc.*	769	104,699
Laboratory Corp. of America Holdings*	770	83,083
LifePoint Hospitals, Inc.*	410	29,483
McKesson Corp.	2,187	453,978
MEDNAX, Inc.*	908	60,028
Owens & Minor, Inc.	573	20,118
Patterson Cos., Inc.	786	37,807
Quest Diagnostics, Inc.	1,312	87,983
Team Health Holdings, Inc.*	644	37,049
VCA, Inc.*	781	38,089
WellCare Health Plans, Inc.*	399	32,742

		2,767,553

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	1,539	19,653
athenahealth, Inc.*	345	50,266
Cerner Corp.*	2,900	187,514
Medidata Solutions, Inc.*	492	23,493

		280,926

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	3,183	130,312
Bio-Rad Laboratories, Inc., Class A*	185	22,304
Bio-Techne Corp.	336	31,046
Illumina, Inc.*	1,348	248,814
Mettler-Toledo International, Inc.*	262	79,245
Thermo Fisher Scientific, Inc.	3,818	478,357
Waters Corp.*	763	86,005

		1,076,083

Pharmaceuticals (7.7%)
AbbVie, Inc.	15,130	990,107
Allergan, Inc.	2,828	601,205
Bristol-Myers Squibb Co.	15,745	929,427
Eli Lilly & Co.	9,351	645,126
Endo International plc*	1,395	100,607
Jazz Pharmaceuticals plc*	548	89,724
Johnson & Johnson	26,895	2,812,410
Mallinckrodt plc*	1,110	109,923
Merck & Co., Inc.	27,677	1,571,777
Perrigo Co. plc	1,336	223,326
Pfizer, Inc.	60,020	1,869,623
Salix Pharmaceuticals Ltd.*	579	66,550
Theravance, Inc.	723	10,230
Zoetis, Inc.	4,785	205,899

		10,225,934

Total Health Care		22,374,141

Industrials (7.6%)
Aerospace & Defense (0.2%)
B/E Aerospace, Inc.*	956	$55,467
DigitalGlobe, Inc.*	640	19,821
Exelis, Inc.	1,710	29,976
Hexcel Corp.*	875	36,304
KLX, Inc.*	478	19,717
Rockwell Collins, Inc.	1,227	103,657

		264,942

Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	1,334	99,903
Expeditors International of Washington, Inc.	1,771	79,004
FedEx Corp.	2,513	436,408
United Parcel Service, Inc., Class B	6,621	736,057

		1,351,372

Airlines (0.6%)
Alaska Air Group, Inc.	1,226	73,266
Delta Air Lines, Inc.	8,063	396,619
JetBlue Airways Corp.*	2,240	35,526
Southwest Airlines Co.	6,604	279,481
Spirit Airlines, Inc.*	663	50,110

		835,002

Building Products (0.2%)
A.O. Smith Corp.	686	38,697
Allegion plc	874	48,472
Lennox International, Inc.	406	38,599
Masco Corp.	3,229	81,371
Owens Corning, Inc.	1,067	38,209
USG Corp.*	815	22,812

		268,160

Commercial Services & Supplies (0.2%)
ADT Corp.	1,578	57,171
Civeo Corp.	971	3,991
Covanta Holding Corp.	1,189	26,170
Deluxe Corp.	453	28,199
KAR Auction Services, Inc.	1,278	44,283
Pitney Bowes, Inc.	1,842	44,890
R.R. Donnelley & Sons Co.	1,813	30,467

		235,171

Construction & Engineering (0.1%)
EMCOR Group, Inc.	609	27,094
Quanta Services, Inc.*	1,971	55,957

		83,051

Electrical Equipment (0.9%)
Acuity Brands, Inc.	392	54,908
AMETEK, Inc.	2,347	123,523
Eaton Corp. plc	4,505	306,160
Emerson Electric Co.	6,578	406,060
Generac Holdings, Inc.*	625	29,225
Hubbell, Inc., Class B	493	52,667
Polypore International, Inc.*	408	19,196
Regal-Beloit Corp.	410	30,832
Rockwell Automation, Inc.	1,251	139,111

		1,161,682

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrial Conglomerates (1.3%)
3M Co.	6,128	$1,006,953
Carlisle Cos., Inc.	582	52,520
Danaher Corp.	5,835	500,118
Roper Industries, Inc.	956	149,470

		1,709,061

Machinery (1.9%)
Actuant Corp., Class A	625	17,025
AGCO Corp.	774	34,985
CLARCOR, Inc.	458	30,521
Colfax Corp.*	865	44,608
Cummins, Inc.	1,619	233,411
Deere & Co.	3,398	300,621
Donaldson Co., Inc.	1,208	46,665
Dover Corp.	1,512	108,441
Graco, Inc.	546	43,778
Harsco Corp.	733	13,846
IDEX Corp.	726	56,512
Illinois Tool Works, Inc.	3,417	323,590
Lincoln Electric Holdings, Inc.	720	49,745
Manitowoc Co., Inc.	1,230	27,183
Middleby Corp.*	520	51,532
Nordson Corp.	534	41,631
PACCAR, Inc.	3,365	228,854
Pall Corp.	968	97,971
Parker-Hannifin Corp.	1,419	182,980
Pentair plc	1,748	116,102
Snap-on, Inc.	528	72,199
Stanley Black & Decker, Inc.	1,495	143,639
Terex Corp.	1,001	27,908
Timken Co.	693	29,577
Toro Co.	506	32,288
Valmont Industries, Inc.	237	30,099
WABCO Holdings, Inc.*	514	53,857
Woodward, Inc.	531	26,141
Xylem, Inc.	1,658	63,120

		2,528,829

Marine (0.0%)
Kirby Corp.*	518	41,823

Professional Services (0.4%)
Corporate Executive Board Co.	306	22,194
Dun & Bradstreet Corp.	330	39,917
IHS, Inc., Class A*	620	70,605
ManpowerGroup, Inc.	723	49,287
Nielsen N.V.	3,075	137,545
Robert Half International, Inc.	1,247	72,800
Towers Watson & Co., Class A	640	72,429
Verisk Analytics, Inc., Class A*	1,360	87,108

		551,885

Road & Rail (0.4%)
Avis Budget Group, Inc.*	945	62,682
Con-way, Inc.	523	25,721
Genesee & Wyoming, Inc., Class A*	463	41,633
Hertz Global Holdings, Inc.*	4,064	101,356
J.B. Hunt Transport Services, Inc.	835	70,349
Kansas City Southern	1,053	128,497
Landstar System, Inc.	405	29,375

Old Dominion Freight Line, Inc.*	618	$47,981
Ryder System, Inc.	481	44,661

		552,255

Trading Companies & Distributors (0.4%)
Air Lease Corp.	861	29,541
Applied Industrial Technologies, Inc.	378	17,233
Fastenal Co.	2,481	117,996
MRC Global, Inc.*	927	14,044
MSC Industrial Direct Co., Inc., Class A	465	37,781
NOW, Inc.*	974	25,061
United Rentals, Inc.*	953	97,216
W.W. Grainger, Inc.	579	147,581
Watsco, Inc.	247	26,429
WESCO International, Inc.*	403	30,713

		543,595

Total Industrials		10,126,828

Information Technology (27.5%)
Communications Equipment (2.4%)
ARRIS Group, Inc.*	1,197	36,137
Aruba Networks, Inc.*	988	17,962
Brocade Communications Systems, Inc.	3,900	46,176
Ciena Corp.*	971	18,847
Cisco Systems, Inc.	48,803	1,357,455
F5 Networks, Inc.*	672	87,673
Harris Corp.	951	68,301
InterDigital, Inc.	368	19,467
JDS Uniphase Corp.*	2,095	28,743
Juniper Networks, Inc.	3,877	86,535
Motorola Solutions, Inc.	2,002	134,294
Palo Alto Networks, Inc.*	638	78,200
Plantronics, Inc.	389	20,625
QUALCOMM, Inc.	15,837	1,177,164
Riverbed Technology, Inc.*	1,449	29,574
ViaSat, Inc.*	392	24,708

		3,231,861

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	2,953	158,901
Anixter International, Inc.*	246	21,761
Arrow Electronics, Inc.*	898	51,985
Avnet, Inc.	1,255	53,990
Belden, Inc.	392	30,894
Cognex Corp.*	788	32,568
Corning, Inc.	12,167	278,989
Dolby Laboratories, Inc., Class A	408	17,593
FEI Co.	381	34,423
FLIR Systems, Inc.	1,286	41,551
Ingram Micro, Inc., Class A*	1,413	39,055
IPG Photonics Corp.*	322	24,124
Jabil Circuit, Inc.	1,815	39,621
Keysight Technologies, Inc.*	1,515	51,162
Knowles Corp.*	769	18,110
National Instruments Corp.	912	28,354
TE Connectivity Ltd.	3,870	244,778
Tech Data Corp.*	347	21,941
Trimble Navigation Ltd.*	2,363	62,714

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vishay Intertechnology, Inc.	1,232	$17,433
Zebra Technologies Corp., Class A*	462	35,763

		1,305,710

Internet Software & Services (4.6%)
Akamai Technologies, Inc.*	1,613	101,555
AOL, Inc.*	713	32,919
CoStar Group, Inc.*	293	53,804
eBay, Inc.*	10,790	605,535
Equinix, Inc.	498	112,912
Facebook, Inc., Class A*	19,955	1,556,889
Google, Inc., Class A*	2,720	1,443,395
Google, Inc., Class C*	2,718	1,430,755
j2 Global, Inc.	413	25,606
LinkedIn Corp., Class A*	1,002	230,169
Pandora Media, Inc.*	1,649	29,402
Rackspace Hosting, Inc.*	1,078	50,461
Yahoo!, Inc.*	8,746	441,760

		6,115,162

IT Services (4.8%)
Accenture plc, Class A	5,924	529,072
Alliance Data Systems Corp.*	597	170,772
Amdocs Ltd.	1,456	67,930
Automatic Data Processing, Inc.	4,571	381,084
Broadridge Financial Solutions, Inc.	1,087	50,198
Cognizant Technology Solutions Corp., Class A*	5,733	301,900
Computer Sciences Corp.	1,318	83,100
Convergys Corp.	920	18,740
CoreLogic, Inc.*	828	26,157
DST Systems, Inc.	277	26,080
Euronet Worldwide, Inc.*	455	24,980
Fidelity National Information Services, Inc.	2,708	168,438
Fiserv, Inc.*	2,259	160,321
FleetCor Technologies, Inc.*	728	108,261
Gartner, Inc.*	807	67,958
Genpact Ltd.*	1,413	26,748
Global Payments, Inc.	618	49,891
International Business Machines Corp.	8,784	1,409,305
Jack Henry & Associates, Inc.	746	46,356
MasterCard, Inc., Class A	9,358	806,285
MAXIMUS, Inc.	610	33,452
Paychex, Inc.	3,159	145,851
Teradata Corp.*	1,409	61,545
Total System Services, Inc.	1,498	50,872
Vantiv, Inc., Class A*	1,359	46,097
VeriFone Systems, Inc.*	1,030	38,316
Visa, Inc., Class A	4,676	1,226,047
Western Union Co.	4,816	86,255
WEX, Inc.*	352	34,820
Xerox Corp.	9,848	136,493

		6,383,324

Semiconductors & Semiconductor Equipment (3.7%)
Advanced Micro Devices, Inc.*	5,626	15,021
Altera Corp.	2,808	103,728
Analog Devices, Inc.	2,970	164,894

Applied Materials, Inc.	11,431	$284,861
Atmel Corp.*	3,816	32,035
Avago Technologies Ltd.	2,416	243,026
Broadcom Corp., Class A	5,101	221,026
Cavium, Inc.*	488	30,168
Fairchild Semiconductor International, Inc.*	1,092	18,433
First Solar, Inc.*	683	30,458
Intel Corp.	47,646	1,729,073
KLA-Tencor Corp.	1,502	105,621
Lam Research Corp.	1,474	116,947
Linear Technology Corp.	2,165	98,724
Marvell Technology Group Ltd.	3,842	55,709
Maxim Integrated Products, Inc.	2,570	81,906
Microchip Technology, Inc.	1,823	82,236
Micron Technology, Inc.*	10,084	353,041
NVIDIA Corp.	4,688	93,994
ON Semiconductor Corp.*	4,011	40,631
RF Micro Devices, Inc.*	2,622	43,499
Silicon Laboratories, Inc.*	367	17,477
Skyworks Solutions, Inc.	1,820	132,332
SunEdison, Inc.*	2,275	44,385
Synaptics, Inc.*	334	22,993
Teradyne, Inc.	1,860	36,809
Texas Instruments, Inc.	10,128	541,494
Xilinx, Inc.	2,442	105,714

		4,846,235

Software (4.7%)
ACI Worldwide, Inc.*	1,036	20,896
Adobe Systems, Inc.*	4,469	324,896
ANSYS, Inc.*	835	68,470
Aspen Technology, Inc.*	836	29,277
Autodesk, Inc.*	2,171	130,390
CA, Inc.	2,905	88,457
Cadence Design Systems, Inc.*	2,635	49,986
CDK Global, Inc.	1,454	59,265
Citrix Systems, Inc.*	1,491	95,126
CommVault Systems, Inc.*	386	19,952
Electronic Arts, Inc.*	2,842	133,617
FactSet Research Systems, Inc.	354	49,826
Fortinet, Inc.*	1,250	38,325
Guidewire Software, Inc.*	624	31,593
Informatica Corp.*	999	38,097
Intuit, Inc.	2,681	247,161
Mentor Graphics Corp.	873	19,136
Microsoft Corp.	78,668	3,654,129
NetSuite, Inc.*	318	34,716
Nuance Communications, Inc.*	2,291	32,693
PTC, Inc.*	1,065	39,032
Qlik Technologies, Inc.*	817	25,237
Red Hat, Inc.*	1,710	118,229
Rovi Corp.*	860	19,427
Salesforce.com, Inc.*	5,570	330,357
ServiceNow, Inc.*	1,179	79,995
SolarWinds, Inc.*	595	29,649
Solera Holdings, Inc.	622	31,834
Splunk, Inc.*	1,077	63,489
SS&C Technologies Holdings, Inc.	610	35,679
Symantec Corp.	6,587	168,990
Synopsys, Inc.*	1,415	61,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tyler Technologies, Inc.*	298	$32,613
Ultimate Software Group, Inc.*	257	37,732

		6,239,781

Technology Hardware, Storage & Peripherals (6.3%)
Apple, Inc.	56,767	6,265,942
Diebold, Inc.	586	20,299
EMC Corp.	19,315	574,428
Hewlett-Packard Co.	17,723	711,224
Lexmark International, Inc., Class A	565	23,318
NCR Corp.*	1,524	44,409
NetApp, Inc.	2,901	120,246
SanDisk Corp.	2,141	209,775
Seagate Technology plc	3,106	206,549
Western Digital Corp.	2,083	230,588

		8,406,778

Total Information Technology		36,528,851

Materials (1.5%)
Chemicals (1.0%)
Air Products and Chemicals, Inc.	1,826	263,364
Airgas, Inc.	609	70,145
Cabot Corp.	586	25,702
Ecolab, Inc.	2,563	267,885
H.B. Fuller Co.	457	20,350
International Flavors & Fragrances, Inc.	737	74,702
Praxair, Inc.	2,781	360,306
Rockwood Holdings, Inc.	664	52,323
Sensient Technologies Corp.	438	26,429
Sigma-Aldrich Corp.	1,137	156,076

		1,317,282

Construction Materials (0.0%)
Eagle Materials, Inc.	456	34,670

Containers & Packaging (0.4%)
AptarGroup, Inc.	591	39,502
Avery Dennison Corp.	850	44,098
Ball Corp.	1,257	85,690
Bemis Co., Inc.	907	41,005
Greif, Inc., Class A	308	14,547
MeadWestvaco Corp.	1,529	67,872
Owens-Illinois, Inc.*	1,495	40,350
Rock-Tenn Co., Class A	1,299	79,213
Sealed Air Corp.	1,923	81,593
Sonoco Products Co.	921	40,248

		534,118

Metals & Mining (0.1%)
Compass Minerals International, Inc.	304	26,396
Reliance Steel & Aluminum Co.	708	43,379
Worthington Industries, Inc.	462	13,902

		83,677

Paper & Forest Products (0.0%)
Domtar Corp.	590	23,730

Total Materials		1,993,477

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.6%)
AT&T, Inc.	49,504	$1,662,840
CenturyLink, Inc.	5,417	214,405
Frontier Communications Corp.	9,087	60,610
Level 3 Communications, Inc.*	2,661	131,400
Windstream Holdings, Inc.	5,453	44,933

		2,114,188

Wireless Telecommunication Services (0.1%)
SBA Communications Corp., Class A*	1,232	136,456
Telephone & Data Systems, Inc.	896	22,624

		159,080

Total Telecommunication Services		2,273,268

Utilities (0.9%)
Electric Utilities (0.2%)
Cleco Corp.	548	29,888
Hawaiian Electric Industries, Inc.	931	31,170
IDACORP, Inc.	456	30,183
ITC Holdings Corp.	1,413	57,128
OGE Energy Corp.	1,809	64,183
Portland General Electric Co.	709	26,821

		239,373

Gas Utilities (0.2%)
AGL Resources, Inc.	1,086	59,198
Atmos Energy Corp.	910	50,723
New Jersey Resources Corp.	383	23,439
ONE Gas, Inc.	471	19,415
Piedmont Natural Gas Co., Inc.	710	27,981
Questar Corp.	1,592	40,246
South Jersey Industries, Inc.	300	17,679
Southwest Gas Corp.	422	26,084
WGL Holdings, Inc.	471	25,726

		290,491

Multi-Utilities (0.4%)
Avista Corp.	538	19,018
CMS Energy Corp.	2,496	86,736
Consolidated Edison, Inc.	2,795	184,498
Integrys Energy Group, Inc.	725	56,441
MDU Resources Group, Inc.	1,763	41,431
NiSource, Inc.	3,013	127,812
Vectren Corp.	748	34,580

		550,516

Water Utilities (0.1%)
American Water Works Co., Inc.	1,625	86,612
Aqua America, Inc.	1,610	42,987

		129,599

Total Utilities		1,209,979

Total Investments (99.4%) (Cost $82,983,845)		132,204,559
Other Assets Less Liabilities (0.6%)		731,175

Net Assets (100%)		$132,935,734

*	Non-income producing.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$20,534,837	$—	$—	$20,534,837
Consumer Staples	11,296,032	—	—	11,296,032
Energy	2,503,557	—	—	2,503,557
Financials	23,363,589	—	—	23,363,589
Health Care	22,374,141	—	—	22,374,141
Industrials	10,126,828	—	—	10,126,828
Information Technology	36,528,851	—	—	36,528,851
Materials	1,993,477	—	—	1,993,477
Telecommunication Services	2,273,268	—	—	2,273,268
Utilities	1,209,979	—	—	1,209,979

Total Assets	$132,204,559	$—	$—	$132,204,559

Total Liabilities	$—	$—	$—	$—

Total	$132,204,559	$—	$—	$132,204,559

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$15,220,500
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,907,685

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$50,066,294
Aggregate gross unrealized depreciation	(897,733)

Net unrealized appreciation	$49,168,561

Federal income tax cost of investments	$83,035,998

For the year ended December 31, 2014, the Portfolio incurred approximately $36 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $82,983,845)	$132,204,559
Cash	705,990
Foreign cash (Cost $6,675)	5,943
Receivable from Separate Accounts for Trust shares sold	196,889
Dividends, interest and other receivables	128,617
Other assets	313

Total assets	133,242,311

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	174,143
Investment management fees payable	55,752
Distribution fees payable – Class IB	27,026
Administrative fees payable	11,263
Distribution fees payable – Class IA	850
Trustees’ fees payable	232
Accrued expenses	37,311

Total liabilities	306,577

NET ASSETS	$132,935,734

Net assets were comprised of:
Paid in capital	$83,632,807
Accumulated undistributed net investment income (loss)	56,532
Accumulated undistributed net realized gain (loss) on investments	26,413
Net unrealized appreciation (depreciation) on investments and foreign currency translations	49,219,982

Net assets	$132,935,734

Class IA
Net asset value, offering and redemption price per share, $4,051,878 / 322,528 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.56

Class IB
Net asset value, offering and redemption price per share, $128,883,856 / 10,400,590 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.39

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $363 foreign withholding tax)	$2,142,739
Interest	441

Total income	2,143,180

EXPENSES
Investment management fees	602,332
Distribution fees – Class IB	291,658
Administrative fees	141,890
Custodian fees	41,500
Professional fees	35,507
Printing and mailing expenses	11,249
Distribution fees – Class IA	9,508
Trustees’ fees	3,021
Miscellaneous	3,235

Total expenses	1,139,900

NET INVESTMENT INCOME (LOSS)	1,003,280

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	3,542,969

Change in unrealized appreciation (depreciation) on:
Investments	11,031,474
Foreign currency translations	(489)

Net change in unrealized appreciation (depreciation)	11,030,985

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,573,954

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,577,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,003,280	$826,355
Net realized gain (loss) on investments	3,542,969	1,500,332
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,030,985	26,961,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,577,234	29,288,076

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(29,131)	(25,482)
Class IB	(948,244)	(788,239)

	(977,375)	(813,721)

Distributions from net realized capital gains
Class IA	(31,760)	—
Class IB	(1,029,377)	—

	(1,061,137)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,038,512)	(813,721)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 34,203 and 19,506 shares, respectively ]	405,156	194,459
Capital shares issued in reinvestment of dividends and distributions [ 4,836 and 2,315 shares, respectively ]	60,891	25,482
Capital shares repurchased [ (47,177) and (52,403) shares, respectively ]	(556,981)	(511,380)

Total Class IA transactions	(90,934)	(291,439)

Class IB
Capital shares sold [ 2,383,017 and 2,233,534 shares, respectively ]	27,918,357	22,121,166
Capital shares issued in reinvestment of dividends and distributions [ 159,238 and 72,597 shares, respectively ]	1,977,621	788,239
Capital shares repurchased [ (2,532,877) and (1,703,293) shares, respectively ]	(29,239,482)	(16,597,479)

Total Class IB transactions	656,496	6,311,926

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	565,562	6,020,487

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,104,284	34,494,842
NET ASSETS:
Beginning of year	118,831,450	84,336,608

End of year (a)	$132,935,734	$118,831,450

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$56,532	$24,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.23	$8.42	$7.28	$7.29	$6.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.42	2.81	1.14	— #	0.81

Total from investment operations	1.52	2.89	1.22	0.04	0.82

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.05)	— #
Distributions from net realized gains	(0.10)	—	—	—	—

Total dividends and distributions	(0.19)	(0.08)	(0.08)	(0.05)	— #

Net asset value, end of year	$12.56	$11.23	$8.42	$7.28	$7.29

Total return	13.57%	34.31%	16.80%	0.51%	12.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,052	$3,713	$3,041	$2,869	$3,185
Ratio of expenses to average net assets	0.95%	0.96%	1.01%	0.82%	0.85%
Ratio of net investment income (loss) to average net assets	0.83%	0.82%	0.98%	0.59%	0.17%
Portfolio turnover rate^	13%	16%	11%	134%	56%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.08	$8.31	$7.18	$7.19	$6.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.08	0.08	0.03	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40	2.77	1.13	(0.01)	0.79

Total from investment operations	1.50	2.85	1.21	0.02	0.79

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.03)	— #
Distributions from net realized gains	(0.10)	—	—	—	—

Total dividends and distributions	(0.19)	(0.08)	(0.08)	(0.03)	— #

Net asset value, end of year	$12.39	$11.08	$8.31	$7.18	$7.19

Total return	13.58%	34.27%	16.87%	0.25%	12.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128,884	$115,118	$81,295	$71,835	$75,140
Ratio of expenses to average net assets	0.95%	0.96%	1.01%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets	0.83%	0.82%	0.99%	0.35%	(0.07)%
Portfolio turnover rate^	13%	16%	11%	134%	56%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital Guardian Trust Company

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	10.51%	15.66%	7.22%
Portfolio – Class IB Shares	10.50	15.55	7.04
Portfolio – Class K Shares***	10.76	N/A	13.20
S&P 500 Index	13.69	15.45	7.67
*** Date of inception 10/31/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.50% for the year ended December 31, 2014. The Portfolio’s benchmark, the S&P 500 Index, returned 13.69% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Investments in Health Care stocks were helpful on an absolute basis. Biotechnology firm Gilead Sciences was the largest individual contributor to returns, due to strong sales of its blockbuster hepatitis C drug, Solvaldi. Additionally, biopharmaceutical firm Receptos gained on the basis of positive Phase 2 trial results for a drug to treat ulcerative colitis.

•

Information Technology stocks helped buoy results. Shares of Avago Technologies gained on higher sales forecasts due to the inclusion of the chipmaker’s components in Apple’s iPhone 6, and Communications chipmaker Broadcom rose as orders for chips that allow tablets and smartphones to connect to Bluetooth and wireless networks helped boost revenue.

•

Elsewhere, American Tower, the largest individual detractor to Portfolio returns in 2013, was among the top contributors. The cell-tower operator beat earnings expectations and raised full-year guidance amid continued increases in mobile data usage.

What hurt performance during the year:

•

Investments in the industrials sector detracted from results, particularly Eaton Corporation and Hexcel. Eaton fell amid a steep drop in earnings due to restructuring and litigation costs. Hexcel was hurt by numerous negative headlines that stoked investor fears that the aerospace cycle was slowing.

•

Investments in the Energy sector were among the largest detractors. Oil company Cenovus Energy suffered from declining prices for crude oil from Canada’s oil sands. Shares of the drilling service provider Ensco also declined due to a slowdown in the offshore drilling market.

•

Stock choice and an underweight stance to the Consumer Staples sector weighed on results. Additionally, an above benchmark weight in the Consumer Discretionary sector also hurt results relative to the benchmark.

Portfolio Positioning and Outlook

The outlook for the U.S. economy remains positive. Economic data remains supportive of moderate expansion in 2015 and managers are optimistic about the near-term outlook for earnings growth. In this environment, positions in the Health Care sector, most notably in biopharmaceutical companies with innovative and disruptive technologies to treat unmet medical needs, were included in the portfolio at year end. The Portfolio was also heavily invested in companies that we believe can benefit from the strength of the U.S. consumer, including appliance manufacturers and homebuilders. While exposure to energy equipment and services companies — which may be hurt by spending cutbacks by big oil firms — was reduced, the selloff in crude oil prices provided opportunities to add to select energy exploration, development and production companies, particularly those we believe have healthy balance sheets, high-quality management teams and hedging programs that should enable them to withstand an extended period of low commodity prices.

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Consumer Discretionary	18.6%
Financials	18.0
Information Technology	17.5
Health Care	13.8
Industrials	11.1
Energy	9.1
Consumer Staples	3.1
Materials	2.7
Utilities	2.5
Telecommunication Services	0.8
Cash and Other	2.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,063.06	$5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class IB
Actual	1,000.00	1,062.46	5.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.32	4.94
Class K
Actual	1,000.00	1,063.71	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.58	3.67

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.6%)
Auto Components (1.7%)
Delphi Automotive plc	61,318	$4,459,045
Johnson Controls, Inc.	36,900	1,783,746

		6,242,791

Hotels, Restaurants & Leisure (2.6%)
Norwegian Cruise Line Holdings Ltd.*	74,000	3,460,240
Starbucks Corp.	73,940	6,066,777

		9,527,017

Household Durables (5.2%)
D.R. Horton, Inc.	107,100	2,708,559
Lennar Corp., Class A	58,300	2,612,423
Newell Rubbermaid, Inc.	175,981	6,703,116
Whirlpool Corp.	36,012	6,976,965

		19,001,063

Internet & Catalog Retail (0.3%)
Amazon.com, Inc.*	3,607	1,119,432

Media (5.9%)
Charter Communications, Inc., Class A*	26,907	4,483,244
Comcast Corp., Class A	33,454	1,940,667
DreamWorks Animation SKG, Inc., Class A*	51,417	1,148,142
Gannett Co., Inc.	173,321	5,534,139
Scripps Networks Interactive, Inc., Class A	58,709	4,419,026
Sirius XM Holdings, Inc.*	1,062,196	3,717,686

		21,242,904

Specialty Retail (1.8%)
Home Depot, Inc.	41,551	4,361,609
Tiffany & Co.	20,398	2,179,730

		6,541,339

Textiles, Apparel & Luxury Goods (1.1%)
lululemon athletica, Inc.*	23,627	1,318,151
NIKE, Inc., Class B	27,321	2,626,914

		3,945,065

Total Consumer Discretionary		67,619,611

Consumer Staples (3.1%)
Food Products (1.2%)
Mead Johnson Nutrition Co.	21,600	2,171,664
Mondelez International, Inc., Class A	63,590	2,309,907

		4,481,571

Household Products (1.4%)
Procter & Gamble Co.	54,262	4,942,725

Personal Products (0.5%)
Avon Products, Inc.	198,656	1,865,380

Total Consumer Staples		11,289,676

Energy (9.1%)
Energy Equipment & Services (1.9%)
Ensco plc, Class A	50,254	1,505,107
Halliburton Co.	59,775	2,350,951
Schlumberger Ltd.	33,775	2,884,723

		6,740,781

Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.	20,400	$1,683,000
Cenovus Energy, Inc.	154,181	3,179,212
Chevron Corp.	64,909	7,281,492
Cobalt International Energy, Inc.*	69,840	620,878
ConocoPhillips Co.	67,200	4,640,832
Enbridge, Inc.	59,200	3,043,472
EOG Resources, Inc.	25,800	2,375,406
Kinder Morgan, Inc.	33,401	1,413,181
Noble Energy, Inc.	45,659	2,165,606

		26,403,079

Total Energy		33,143,860

Financials (18.0%)
Banks (4.4%)
JPMorgan Chase & Co.	31,164	1,950,243
PacWest Bancorp	43,800	1,991,148
PNC Financial Services Group, Inc.	53,300	4,862,559
Umpqua Holdings Corp.	93,500	1,590,435
Wells Fargo & Co.	106,408	5,833,287

		16,227,672

Capital Markets (2.2%)
BlackRock, Inc.	4,539	1,622,965
Goldman Sachs Group, Inc.	32,286	6,257,995

		7,880,960

Consumer Finance (0.6%)
Synchrony Financial*	70,300	2,091,425

Diversified Financial Services (1.7%)
CME Group, Inc./Illinois	30,674	2,719,250
Intercontinental Exchange, Inc.	16,200	3,552,498

		6,271,748

Insurance (4.8%)
ACE Ltd.	46,131	5,299,529
Aon plc	66,858	6,340,144
Marsh & McLennan Cos., Inc.	81,368	4,657,505
Progressive Corp.	46,670	1,259,623

		17,556,801

Real Estate Investment Trusts (REITs) (4.3%)
American Tower Corp. (REIT)	83,095	8,213,941
Crown Castle International Corp. (REIT)	68,000	5,351,600
Iron Mountain, Inc. (REIT)	53,075	2,051,879

		15,617,420

Total Financials		65,646,026

Health Care (13.8%)
Biotechnology (9.7%)
Agios Pharmaceuticals, Inc.*	58,500	6,554,340
Gilead Sciences, Inc.*	43,761	4,124,912
Incyte Corp.*	151,800	11,098,098
Kite Pharma, Inc.*	64,800	3,737,016
Puma Biotechnology, Inc.*	18,400	3,482,568
Receptos, Inc.*	51,800	6,346,018

		35,342,952

Health Care Equipment & Supplies (0.9%)
St. Jude Medical, Inc.	49,300	3,205,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	52,000	$4,688,320
Express Scripts Holding Co.*	18,647	1,578,842

		6,267,162

Health Care Technology (1.5%)
Cerner Corp.*	86,114	5,568,131

Total Health Care		50,384,224

Industrials (11.1%)
Aerospace & Defense (3.4%)
B/E Aerospace, Inc.*	32,931	1,910,656
Boeing Co.	37,054	4,816,279
Hexcel Corp.*	116,638	4,839,311
KLX, Inc.*	16,466	679,202

		12,245,448

Commercial Services & Supplies (0.7%)
Waste Connections, Inc.	61,891	2,722,585

Electrical Equipment (2.8%)
Eaton Corp. plc	87,889	5,972,936
Polypore International, Inc.*	86,782	4,083,093

		10,056,029

Industrial Conglomerates (1.3%)
Danaher Corp.	57,829	4,956,524

Machinery (0.9%)
IDEX Corp.	42,809	3,332,253

Professional Services (2.0%)
Nielsen N.V.	86,916	3,887,753
Towers Watson & Co., Class A	30,500	3,451,685

		7,339,438

Total Industrials		40,652,277

Information Technology (17.5%)
Electronic Equipment, Instruments & Components (2.2%)
Jabil Circuit, Inc.	368,213	8,038,090

Internet Software & Services (1.7%)
Google, Inc., Class A*	468	248,349
Google, Inc., Class C*	4,068	2,141,395
Twitter, Inc.*	13,300	477,071
VeriSign, Inc.*	59,943	3,416,751

		6,283,566

IT Services (2.4%)
Accenture plc, Class A	6,546	584,623
Jack Henry & Associates, Inc.	47,281	2,938,042
Visa, Inc., Class A	19,891	5,215,420

		8,738,085

Semiconductors & Semiconductor Equipment (5.4%)
ARM Holdings plc (ADR)	37,500	1,736,250
ASML Holding N.V. (N.Y. Shares)	29,094	3,137,206
Avago Technologies Ltd.	53,800	5,411,742
Broadcom Corp., Class A	151,417	6,560,899
ON Semiconductor Corp.*	253,402	2,566,962

		19,413,059

Software (3.1%)
Mobileye N.V.*	27,900	$1,131,624
Oracle Corp.	157,459	7,080,931
Tableau Software, Inc., Class A*	20,200	1,712,152
Workday, Inc., Class A*	16,596	1,354,400

		11,279,107

Technology Hardware, Storage & Peripherals (2.7%)
Apple, Inc.	70,328	7,762,804
NetApp, Inc.	52,100	2,159,545

		9,922,349

Total Information Technology		63,674,256

Materials (2.7%)
Chemicals (1.7%)
Monsanto Co.	26,713	3,191,402
Praxair, Inc.	21,300	2,759,628

		5,951,030

Metals & Mining (1.0%)
Allegheny Technologies, Inc.	56,183	1,953,483
Barrick Gold Corp.	25,369	272,717
Freeport-McMoRan, Inc.	20,124	470,096
Nucor Corp.	21,717	1,065,219

		3,761,515

Total Materials		9,712,545

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.8%)
Verizon Communications, Inc.	60,600	2,834,868

Total Telecommunication Services		2,834,868

Utilities (2.5%)
Independent Power and Renewable Electricity Producers (2.5%)
AES Corp.	193,800	2,668,626
Calpine Corp.*	74,884	1,657,183
NextEra Energy Partners LP	48,800	1,647,000
NRG Energy, Inc.	114,412	3,083,403

Total Utilities		9,056,212

Total Investments (97.2%) (Cost $244,279,827)		354,013,555
Other Assets Less Liabilities (2.8%)		10,224,775

Net Assets (100%)		$364,238,330

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$67,619,611	$—	$—	$67,619,611
Consumer Staples	11,289,676	—	—	11,289,676
Energy	33,143,860	—	—	33,143,860
Financials	65,646,026	—	—	65,646,026
Health Care	50,384,224	—	—	50,384,224
Industrials	40,652,277	—	—	40,652,277
Information Technology	63,674,256	—	—	63,674,256
Materials	9,712,545	—	—	9,712,545
Telecommunication Services	2,834,868	—	—	2,834,868
Utilities	9,056,212	—	—	9,056,212

Total Assets	$354,013,555	$—	$—	$354,013,555

Total Liabilities	$—	$—	$—	$—

Total	$354,013,555	$—	$—	$354,013,555

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$93,639,699
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$126,800,772

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$119,955,840
Aggregate gross unrealized depreciation	(10,076,728)

Net unrealized appreciation	$109,879,112

Federal income tax cost of investments	$244,134,443

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

ASSETS
Investments at value (Cost $244,279,827)	$354,013,555
Cash	10,555,389
Dividends, interest and other receivables	263,306
Receivable from Separate Accounts for Trust shares sold	27,343
Receivable for securities sold	18,105
Other assets	1,144

Total assets	364,878,842

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	263,297
Investment management fees payable	184,881
Distribution fees payable – Class IB	68,073
Administrative fees payable	31,291
Distribution fees payable – Class IA	8,679
Trustees’ fees payable	2,741
Accrued expenses	81,550

Total liabilities	640,512

NET ASSETS	$364,238,330

Net assets were comprised of:
Paid in capital	$310,766,912
Accumulated undistributed net investment income (loss)	145,384
Accumulated undistributed net realized gain (loss) on investments	(56,407,694)
Net unrealized appreciation (depreciation) on investments	109,733,728

Net assets	$364,238,330

Class IA
Net asset value, offering and redemption price per share, $40,961,307 / 1,968,731 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.81

Class IB
Net asset value, offering and redemption price per share, $320,005,354 / 15,363,858 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.83

Class K
Net asset value, offering and redemption price per share, $3,271,669 / 157,573 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.76

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $40,205 foreign withholding tax)	$5,710,257
Interest	6,487

Total income	5,716,744

EXPENSES
Investment management fees	2,304,900
Distribution fees – Class IB	783,219
Administrative fees	379,550
Distribution fees – Class IA	97,225
Professional fees	40,011
Printing and mailing expenses	29,264
Custodian fees	26,000
Trustees’ fees	9,040
Miscellaneous	13,730

Gross expenses	3,682,939
Less: Waiver from investment manager	(248,422)

Net expenses	3,434,517

NET INVESTMENT INCOME (LOSS)	2,282,227

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	52,338,590
Net change in unrealized appreciation (depreciation) on investments	(19,084,806)

NET REALIZED AND UNREALIZED GAIN (LOSS)	33,253,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,536,011

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,282,227	$4,388,602
Net realized gain (loss) on investments	52,338,590	349,738,642
Net change in unrealized appreciation (depreciation) on investments	(19,084,806)	(175,780,487)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,536,011	178,346,757

DIVIDENDS :
Dividends from net investment income
Class IA	(278,669)	(499,594)
Class IB	(2,193,001)	(4,240,207)
Class K†	(30,042)	(22,112)

TOTAL DIVIDENDS :	(2,501,712)	(4,761,913)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 401,765 and 641,379 shares, respectively ]	7,793,960	10,836,451
Capital shares issued in reinvestment of dividends [ 13,387 and 27,005 shares, respectively ]	278,669	499,594
Capital shares repurchased [ (472,069) and (438,920) shares, respectively ]	(9,203,067)	(7,446,806)

Total Class IA transactions	(1,130,438)	3,889,239

Class IB
Capital shares sold [ 687,648 and 1,822,962 shares, respectively ]	13,467,960	29,548,992
Capital shares issued in reinvestment of dividends [ 105,237 and 228,955 shares, respectively ]	2,193,001	4,240,207
Capital shares repurchased [ (2,376,571) and (7,044,168) shares, respectively ]	(46,327,541)	(114,786,967)
Capital shares repurchased in-kind (Note 9)[ 0 and (58,414,304) shares, respectively ]	—	(935,653,398)

Total Class IB transactions	(30,666,580)	(1,016,651,166)

Class K†
Capital shares sold [ 115,894 and 80,249 shares, respectively ]	2,254,787	1,480,549
Capital shares issued in reinvestment of dividends [ 1,446 and 1,198 shares, respectively ]	30,042	22,112
Capital shares repurchased [ (37,466) and (3,748) shares, respectively ]	(757,375)	(69,883)

Total Class K transactions	1,527,454	1,432,778

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,269,564)	(1,011,329,149)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,764,735	(837,744,305)
NET ASSETS:
Beginning of year	361,473,595	1,199,217,900

End of year (a)	$364,238,330	$361,473,595

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$145,384	$379,140

† Class K commenced operations on October 31, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013	2012	2011	2010
Net asset value, beginning of year	$18.96		$14.58	$12.53	$12.14	$10.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	##	0.09	0.13	0.12	0.11
Net realized and unrealized gain (loss) on investments	1.87		4.54	2.05	0.39	1.58

Total from investment operations	1.99		4.63	2.18	0.51	1.69

Less distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.13)	(0.12)	(0.11)

Net asset value, end of year	$20.81		$18.96	$14.58	$12.53	$12.14

Total return	10.51%		31.82%	17.41%	4.27%	16.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$40,961		$38,398	$26,189	$22,619	$23,883
Ratio of expenses to average net assets:
After waivers	0.97%		0.97%	0.97%	0.72%	0.72%
After waivers and fees paid indirectly	0.97%		0.97%	0.97%	0.72%	0.72%
Before waivers and fees paid indirectly	1.04%		1.03%	1.02%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers	0.64	%(aa)	0.54%	0.91%	0.95%	1.01%
After waivers and fees paid indirectly	0.64	%(aa)	0.54%	0.91%	0.96%	1.01%
Before waivers and fees paid indirectly	0.57	%(aa)	0.47%	0.86%	0.91%	0.96%
Portfolio turnover rate^	27%		31%	30%	27%	25%

	Year Ended December 31,
Class IB	2014		2013	2012	2011	2010
Net asset value, beginning of year	$18.98		$14.60	$12.55	$12.16	$10.57

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	##	0.09	0.12	0.09	0.08
Net realized and unrealized gain (loss) on investments	1.87		4.54	2.06	0.39	1.59

Total from investment operations	1.99		4.63	2.18	0.48	1.67

Less distributions:
Dividends from net investment income	(0.14)		(0.25)	(0.13)	(0.09)	(0.08)

Net asset value, end of year	$20.83		$18.98	$14.60	$12.55	$12.16

Total return	10.50%		31.78%	17.38%	4.00%	15.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$320,005		$321,605	$1,173,029	$1,111,015	$1,208,277
Ratio of expenses to average net assets:
After waivers	0.97%		0.97%	0.97%	0.97%	0.97%
After waivers and fees paid indirectly	0.97%		0.97%	0.97%	0.97%	0.97%
Before waivers and fees paid indirectly	1.04%		1.03%	1.02%	1.02%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers	0.64	%(bb)	0.56%	0.90%	0.70%	0.76%
After waivers and fees paid indirectly	0.64	%(bb)	0.56%	0.90%	0.70%	0.76%
Before waivers and fees paid indirectly	0.57	%(bb)	0.50%	0.85%	0.66%	0.71%
Portfolio turnover rate^	27%		31%	30%	27%	25%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2014		October 31, 2013* to December 31, 2013
Net asset value, beginning of period	$18.92		$18.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	##	0.02
Net realized and unrealized gain (loss) on investments	1.86		0.78

Total from investment operations	2.04		0.80

Less distributions:
Dividends from net investment income	(0.20)		(0.30)

Net asset value, end of period	$20.76		$18.92

Total return (b)	10.76%		4.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,272		$1,470
Ratio of expenses to average net assets:
After waivers (a)	0.72%		0.72%
After waivers and fees paid indirectly (a)	0.72%		0.72%
Before waivers and fees paid indirectly (a)	0.79%		0.78%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.92	%(cc)	0.76%
After waivers and fees paid indirectly (a)	0.92	%(cc)	0.76%
Before waivers and fees paid indirectly (a)	0.85	%(cc)	0.69%
Portfolio turnover rate^	27%		31%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.10, $0.10 and $0.16 for Class IA, Class IB, and Class K, respectively.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.53% for income after waivers and reimbursements, 0.53% for income after waivers, reimbursements and fees paid indirectly, and 0.46% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.81% for income after waivers and reimbursements, 0.81% for income after waivers, reimbursements and fees paid indirectly, and 0.74% for income before waivers, reimbursements.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.05%	14.97%	5.77%
Portfolio – Class IB Shares	12.03	14.86	5.58
Russell 3000® Index	12.56	15.63	7.94
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.03% for the year ended December 31, 2014. The Portfolio’s benchmark, Russell 3000® Index, returned 12.56% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The sectors that contributed most to relative performance for the year ended December 31, 2014 were Information Technology, Health Care, Financials, Consumer Staples and Consumer Discretionary.

•

The top five stocks that provided the most positive impact to the Russell 3000® Index performance for the year ended December 31, 2014 were Apple Inc., Microsoft Corp., Berkshire Hathaway Inc., Intel Corp., and Wells Fargo & Co.

What hurt performance during the year:

•	The most negative sector contributors to performance for year ended December 31, 2014 were Energy, Telecommunication Services, Materials, Utilities and Industrials.

•

The five stocks that were most detrimental to performance in the Russell 3000® Index for the year ended December 31, 2014 were Amazon.com Inc., Exxon Mobil Corp., International Business Machines, General Electric Co. and Chevron Corp.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	18.8%
Financials	17.8
Health Care	13.9
Consumer Discretionary	12.7
Industrials	11.3
Consumer Staples	8.5
Energy	7.5
Materials	3.6
Utilities	3.2
Telecommunication Services	2.0
Cash and Other	0.7

100.0%

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,049.72	$3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63
Class IB
Actual	1,000.00	1,050.01	3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.61	3.63

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.71% and 0.71%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.7%)
Auto Components (0.4%)
BorgWarner, Inc.	65,260	$3,586,037
Cooper Tire & Rubber Co.	16,700	578,655
Dana Holding Corp.	52,900	1,150,046
Federal-Mogul Holdings Corp.*	32,700	526,143
Gentex Corp.	37,800	1,365,714
Gentherm, Inc.*	9,100	333,242
Goodyear Tire & Rubber Co.	69,700	1,991,329
Johnson Controls, Inc.	173,030	8,364,270
Lear Corp.	21,400	2,098,912
Tenneco, Inc.*	22,600	1,279,386
TRW Automotive Holdings Corp.*	28,800	2,962,080
Visteon Corp.*	12,600	1,346,436

		25,582,250

Automobiles (0.7%)
Ford Motor Co.	991,736	15,371,908
General Motors Co.	402,600	14,054,766
Harley-Davidson, Inc.	55,450	3,654,709
Tesla Motors, Inc.*	24,800	5,515,768
Thor Industries, Inc.	14,600	815,702

		39,412,853

Distributors (0.1%)
Genuine Parts Co.	40,000	4,262,800
LKQ Corp.*	89,000	2,502,680
Pool Corp.	15,900	1,008,696

		7,774,176

Diversified Consumer Services (0.2%)
Apollo Education Group, Inc.*	26,330	898,116
Bright Horizons Family Solutions, Inc.*	10,700	503,007
DeVry Education Group, Inc.	16,100	764,267
Graham Holdings Co., Class B	1,300	1,122,823
Grand Canyon Education, Inc.*	12,900	601,914
H&R Block, Inc.	69,550	2,342,444
Houghton Mifflin Harcourt Co.*	28,400	588,164
Service Corp. International	56,100	1,273,470
Sotheby’s, Inc.	25,300	1,092,454

		9,186,659

Hotels, Restaurants & Leisure (1.9%)
Aramark	2,900	90,335
Bloomin’ Brands, Inc.*	19,400	480,344
Brinker International, Inc.	20,490	1,202,558
Buffalo Wild Wings, Inc.*	6,100	1,100,318
Carnival Corp.	106,660	4,834,898
Cheesecake Factory, Inc.	12,800	643,968
Chipotle Mexican Grill, Inc.*	8,000	5,476,080
Choice Hotels International, Inc.	6,000	336,120
Cracker Barrel Old Country Store, Inc.	5,800	816,408
Darden Restaurants, Inc.	33,250	1,949,447
Domino’s Pizza, Inc.	16,400	1,544,388
Dunkin’ Brands Group, Inc.	30,300	1,292,295
Hilton Worldwide Holdings, Inc.*	35,800	934,022

Hyatt Hotels Corp., Class A*	16,500	$993,465
International Game Technology	81,360	1,403,460
Jack in the Box, Inc.	9,900	791,604
La Quinta Holdings, Inc.*	24,000	529,440
Las Vegas Sands Corp.	98,000	5,699,680
Life Time Fitness, Inc.*	14,000	792,680
Marriott International, Inc., Class A	57,725	4,504,282
Marriott Vacations Worldwide Corp.	7,300	544,142
McDonald’s Corp.	252,440	23,653,628
MGM Resorts International*	101,700	2,174,346
Norwegian Cruise Line Holdings Ltd.*	23,600	1,103,536
Panera Bread Co., Class A*	7,100	1,241,080
Restaurant Brands International LP*	285	10,754
Restaurant Brands International, Inc.*	53,615	2,093,130
Royal Caribbean Cruises Ltd.	41,650	3,433,209
SeaWorld Entertainment, Inc.	4,700	84,130
Six Flags Entertainment Corp.	24,684	1,065,115
Starbucks Corp.	193,850	15,905,393
Starwood Hotels & Resorts Worldwide, Inc.	51,400	4,166,998
Texas Roadhouse, Inc.	18,200	614,432
Vail Resorts, Inc.	10,200	929,526
Wendy’s Co.	84,400	762,132
Wyndham Worldwide Corp.	36,970	3,170,547
Wynn Resorts Ltd.	22,100	3,287,596
Yum! Brands, Inc.	114,940	8,373,379

		108,028,865

Household Durables (0.5%)
D.R. Horton, Inc.	88,100	2,228,049
Garmin Ltd.	35,500	1,875,465
Harman International Industries, Inc.	19,190	2,047,765
Helen of Troy Ltd.*	6,000	390,360
Jarden Corp.*	52,425	2,510,109
Leggett & Platt, Inc.	42,200	1,798,142
Lennar Corp., Class A	49,300	2,209,133
Mohawk Industries, Inc.*	17,000	2,641,120
Newell Rubbermaid, Inc.	80,500	3,066,245
NVR, Inc.*	1,200	1,530,396
PulteGroup, Inc.	104,800	2,249,008
Ryland Group, Inc.	13,600	524,416
Standard Pacific Corp.*	62,400	454,896
Taylor Morrison Home Corp., Class A*	23,000	434,470
Tempur Sealy International, Inc.*	17,200	944,452
Toll Brothers, Inc.*	44,200	1,514,734
TRI Pointe Homes, Inc.*	38,000	579,500
Tupperware Brands Corp.	15,000	945,000
Whirlpool Corp.	20,120	3,898,049

		31,841,309

Internet & Catalog Retail (1.1%)
Amazon.com, Inc.*	95,280	29,570,148
Expedia, Inc.	27,205	2,322,219
FTD Cos., Inc.*	2,020	70,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Groupon, Inc.*	119,200	$984,592
HomeAway, Inc.*	24,400	726,632
HSN, Inc.	13,200	1,003,200
Liberty Interactive Corp.*	131,830	3,878,438
Liberty TripAdvisor Holdings, Inc.*	17,402	468,114
Liberty Ventures*	36,144	1,363,352
Netflix, Inc.*	15,600	5,329,116
Priceline Group, Inc.*	12,980	14,799,926
Shutterfly, Inc.*	10,000	416,950
TripAdvisor, Inc.*	31,805	2,374,561
zulily, Inc., Class A*	400	9,360

		63,316,944

Leisure Products (0.2%)
Brunswick Corp.	22,600	1,158,476
Hasbro, Inc.	33,900	1,864,161
Mattel, Inc.	94,800	2,933,586
Polaris Industries, Inc.	19,200	2,903,808

		8,860,031

Media (3.5%)
AMC Entertainment Holdings, Inc., Class A	18,500	484,330
AMC Networks, Inc., Class A*	21,212	1,352,689
Cablevision Systems Corp. – New York Group, Class A	61,150	1,262,136
CBS Corp. (Non-Voting), Class B	135,820	7,516,279
Charter Communications, Inc., Class A*	20,700	3,449,034
Cinemark Holdings, Inc.	31,500	1,120,770
Clear Channel Outdoor Holdings, Inc., Class A	69,700	738,123
Comcast Corp., Class A	653,824	37,928,330
DIRECTV*	121,846	10,564,048
Discovery Communications, Inc., Class A*	59,800	2,060,110
Discovery Communications, Inc., Class C*	59,800	2,016,456
DISH Network Corp., Class A*	55,660	4,057,057
DreamWorks Animation SKG, Inc., Class A*	20,600	459,998
Gannett Co., Inc.	69,600	2,222,328
Interpublic Group of Cos., Inc.	119,600	2,484,092
John Wiley & Sons, Inc., Class A	17,000	1,007,080
Liberty Broadband Corp.*	14,322	714,055
Liberty Media Corp.*	74,091	2,601,335
Lions Gate Entertainment Corp.	22,800	730,056
Live Nation Entertainment, Inc.*	33,200	866,852
Madison Square Garden Co., Class A*	17,787	1,338,650
Meredith Corp.	9,100	494,312
Morningstar, Inc.	1,800	116,478
New York Times Co., Class A	38,000	502,360
News Corp., Class A*	141,361	2,217,954
Omnicom Group, Inc.	68,500	5,306,695
Regal Entertainment Group, Class A	20,900	446,424

Scripps Networks Interactive, Inc., Class A	31,100	$2,340,897
Sinclair Broadcast Group, Inc., Class A	19,400	530,784
Sirius XM Holdings, Inc.*	718,400	2,514,400
Starz, Class A*	32,997	980,011
Thomson Reuters Corp.	89,700	3,618,498
Time Warner Cable, Inc.	72,602	11,039,860
Time Warner, Inc.	221,426	18,914,209
Time, Inc.	29,203	718,686
Twenty-First Century Fox, Inc., Class A	480,726	18,462,282
Viacom, Inc., Class B	111,960	8,424,990
Walt Disney Co.	439,368	41,384,072

		202,986,720

Multiline Retail (0.7%)
Big Lots, Inc.	15,500	620,310
Dillard’s, Inc., Class A	6,600	826,188
Dollar General Corp.*	81,900	5,790,330
Dollar Tree, Inc.*	55,050	3,874,419
Family Dollar Stores, Inc.	24,450	1,936,685
J.C. Penney Co., Inc.*	63,200	409,536
Kohl’s Corp.	54,310	3,315,082
Macy’s, Inc.	95,600	6,285,700
Nordstrom, Inc.	39,390	3,127,172
Target Corp.	165,060	12,529,705

		38,715,127

Specialty Retail (2.5%)
Aaron’s, Inc.	17,500	534,975
Abercrombie & Fitch Co., Class A	18,800	538,432
Advance Auto Parts, Inc.	20,750	3,305,060
American Eagle Outfitters, Inc.	60,700	842,516
ANN, Inc.*	12,600	459,648
Asbury Automotive Group, Inc.*	8,300	630,136
Ascena Retail Group, Inc.*	2,000	25,120
AutoNation, Inc.*	18,900	1,141,749
AutoZone, Inc.*	8,490	5,256,244
Bed Bath & Beyond, Inc.*	46,950	3,576,181
Best Buy Co., Inc.	83,910	3,270,812
Buckle, Inc.	9,900	519,948
Cabela’s, Inc.*	15,800	832,818
CarMax, Inc.*	59,950	3,991,471
Chico’s FAS, Inc.	39,950	647,589
CST Brands, Inc.	18,058	787,509
Dick’s Sporting Goods, Inc.	31,100	1,544,115
DSW, Inc., Class A	15,200	566,960
Five Below, Inc.*	14,100	575,703
Foot Locker, Inc.	40,100	2,252,818
GameStop Corp., Class A	33,700	1,139,060
Gap, Inc.	68,890	2,900,958
Genesco, Inc.*	7,800	597,636
GNC Holdings, Inc., Class A	27,900	1,310,184
Group 1 Automotive, Inc.	5,800	519,796
Guess?, Inc.	17,600	371,008
Home Depot, Inc.	345,205	36,236,169
L Brands, Inc.	63,090	5,460,439
Lithia Motors, Inc., Class A	5,700	494,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lowe’s Cos., Inc.	255,740	$17,594,912
Lumber Liquidators Holdings, Inc.*	400	26,524
Men’s Wearhouse, Inc.	19,100	843,265
Murphy USA, Inc.*	14,655	1,009,143
Office Depot, Inc.*	132,429	1,135,579
O’Reilly Automotive, Inc.*	27,650	5,325,943
Penske Automotive Group, Inc.	8,900	436,723
PetSmart, Inc.	25,700	2,089,282
Restoration Hardware Holdings, Inc.*	8,200	787,282
Ross Stores, Inc.	55,360	5,218,234
Sally Beauty Holdings, Inc.*	48,300	1,484,742
Signet Jewelers Ltd.	20,880	2,747,182
Staples, Inc.	184,150	3,336,798
Tiffany & Co.	31,700	3,387,462
TJX Cos., Inc.	182,400	12,508,992
Tractor Supply Co.	39,600	3,121,272
Ulta Salon Cosmetics & Fragrance, Inc.*	19,600	2,505,664
Urban Outfitters, Inc.*	35,150	1,234,820
Williams-Sonoma, Inc.	26,900	2,035,792

		147,158,798

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	15,680	1,369,021
Coach, Inc.	76,820	2,885,359
Columbia Sportswear Co.	7,800	347,412
Deckers Outdoor Corp.*	12,800	1,165,312
Fossil Group, Inc.*	15,800	1,749,692
G-III Apparel Group Ltd.*	4,800	484,848
Hanesbrands, Inc.	25,600	2,857,472
Iconix Brand Group, Inc.*	12,800	432,512
Kate Spade & Co.*	29,900	957,099
Michael Kors Holdings Ltd.*	57,200	4,295,720
NIKE, Inc., Class B	176,360	16,957,014
PVH Corp.	20,781	2,663,501
Ralph Lauren Corp.	15,370	2,845,909
Skechers U.S.A., Inc., Class A*	10,200	563,550
Steven Madden Ltd.*	19,102	608,017
Under Armour, Inc., Class A*	44,900	3,048,710
VF Corp.	89,500	6,703,550
Wolverine World Wide, Inc.	27,700	816,319

		50,751,017

Total Consumer Discretionary		733,614,749

Consumer Staples (8.5%)
Beverages (1.7%)
Boston Beer Co., Inc., Class A*	2,300	665,942
Brown-Forman Corp., Class B	42,400	3,724,416
Coca-Cola Co.	996,540	42,073,919
Coca-Cola Enterprises, Inc.	70,600	3,121,932
Constellation Brands, Inc., Class A*	42,200	4,142,774
Dr. Pepper Snapple Group, Inc.	51,110	3,663,565
Molson Coors Brewing Co., Class B	39,750	2,962,170
Monster Beverage Corp.*	36,700	3,976,445
PepsiCo, Inc.	384,590	36,366,830

		100,697,993

Food & Staples Retailing (2.2%)
Andersons, Inc.	1,550	$82,367
Casey’s General Stores, Inc.	9,800	885,136
Costco Wholesale Corp.	113,250	16,053,187
CVS Health Corp.	293,510	28,267,948
Kroger Co.	129,310	8,302,995
Rite Aid Corp.*	254,100	1,910,832
Safeway, Inc.	68,840	2,417,661
Sprouts Farmers Market, Inc.*	25,500	866,490
SUPERVALU, Inc.*	52,600	510,220
Sysco Corp.	152,250	6,042,803
United Natural Foods, Inc.*	13,800	1,067,085
Walgreens Boots Alliance, Inc.	239,580	18,255,996
Wal-Mart Stores, Inc.	402,120	34,534,066
Whole Foods Market, Inc.	93,300	4,704,186

		123,900,972

Food Products (1.6%)
Archer-Daniels-Midland Co.	166,060	8,635,120
Bunge Ltd.	40,580	3,689,128
Campbell Soup Co.	49,800	2,191,200
ConAgra Foods, Inc.	112,750	4,090,570
Darling Ingredients, Inc.*	43,000	780,880
Flowers Foods, Inc.	47,400	909,606
General Mills, Inc.	160,100	8,538,133
Hain Celestial Group, Inc.*	25,800	1,503,882
Hershey Co.	40,550	4,214,361
Hormel Foods Corp.	40,000	2,084,000
Ingredion, Inc.	23,600	2,002,224
J.M. Smucker Co.	25,827	2,608,010
Kellogg Co.	66,400	4,345,216
Keurig Green Mountain, Inc.	36,866	4,880,874
Kraft Foods Group, Inc.	155,036	9,714,556
McCormick & Co., Inc. (Non-Voting)	35,050	2,604,215
Mead Johnson Nutrition Co.	51,300	5,157,702
Mondelez International, Inc., Class A	431,910	15,689,131
Pilgrim’s Pride Corp.*	17,800	583,662
Pinnacle Foods, Inc.	14,000	494,200
Post Holdings, Inc.*	11,000	460,790
Sanderson Farms, Inc.	4,600	386,515
TreeHouse Foods, Inc.*	10,000	855,300
Tyson Foods, Inc., Class A	79,200	3,175,128
WhiteWave Foods Co.*	39,703	1,389,208

		90,983,611

Household Products (1.7%)
Church & Dwight Co., Inc.	34,300	2,703,183
Clorox Co.	33,450	3,485,825
Colgate-Palmolive Co.	231,020	15,984,274
Energizer Holdings, Inc.	16,450	2,114,812
Harbinger Group, Inc.*	8,500	120,360
Kimberly-Clark Corp.	98,200	11,346,028
Procter & Gamble Co.	683,080	62,221,757
Spectrum Brands Holdings, Inc.	3,500	334,880

		98,311,119

Personal Products (0.1%)
Avon Products, Inc.	123,850	1,162,951
Estee Lauder Cos., Inc., Class A	61,600	4,693,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Herbalife Ltd.	24,100	$908,570
Nu Skin Enterprises, Inc., Class A	15,500	677,350

		7,442,791

Tobacco (1.2%)
Altria Group, Inc.	498,390	24,555,675
Lorillard, Inc.	92,550	5,825,097
Philip Morris International, Inc.	397,030	32,338,094
Reynolds American, Inc.	79,500	5,109,465

		67,828,331

Total Consumer Staples		489,164,817

Energy (7.5%)
Energy Equipment & Services (1.3%)
Atwood Oceanics, Inc.*	17,200	487,964
Baker Hughes, Inc.	112,284	6,295,764
Bristow Group, Inc.	11,000	723,690
Cameron International Corp.*	52,750	2,634,862
Diamond Offshore Drilling, Inc.	23,210	852,039
Dresser-Rand Group, Inc.*	19,700	1,611,460
Dril-Quip, Inc.*	12,800	982,144
Era Group, Inc.*	3,200	67,680
Exterran Holdings, Inc.	19,800	645,084
FMC Technologies, Inc.*	62,800	2,941,552
Forum Energy Technologies, Inc.*	4,200	87,066
Frank’s International N.V.	15,300	254,439
Halliburton Co.	220,030	8,653,780
Helix Energy Solutions Group, Inc.*	36,700	796,390
Helmerich & Payne, Inc.	28,600	1,928,212
McDermott International, Inc.*	84,700	246,477
Nabors Industries Ltd.	78,990	1,025,290
National Oilwell Varco, Inc.	114,080	7,475,662
North Atlantic Drilling Ltd.	37,300	60,799
Oceaneering International, Inc.	33,600	1,976,016
Oil States International, Inc.*	18,900	924,210
Patterson-UTI Energy, Inc.	45,900	761,481
Rowan Cos., plc, Class A	43,300	1,009,756
Schlumberger Ltd.	328,255	28,036,260
SEACOR Holdings, Inc.*	3,100	228,811
Seadrill Ltd.	100,300	1,197,582
Superior Energy Services, Inc.	42,271	851,761
Tidewater, Inc.	6,100	197,701
Unit Corp.*	6,900	235,290

		73,189,222

Oil, Gas & Consumable Fuels (6.2%)
Anadarko Petroleum Corp.	128,180	10,574,850
Antero Resources Corp.*	13,800	560,004
Apache Corp.	100,480	6,297,082
Cabot Oil & Gas Corp.	108,700	3,218,607
California Resources Corp.*	79,744	439,389
Cheniere Energy, Inc.*	61,700	4,343,680
Chesapeake Energy Corp.	137,210	2,685,200
Chevron Corp.	480,500	53,902,490
Cimarex Energy Co.	24,260	2,571,560
Cobalt International Energy, Inc.*	91,500	813,435
Concho Resources, Inc.*	29,200	2,912,700

ConocoPhillips Co.	311,476	$21,510,533
CONSOL Energy, Inc.	68,950	2,331,199
Continental Resources, Inc.*	23,200	889,952
CVR Energy, Inc.	4,900	189,679
Delek U.S. Holdings, Inc.	9,400	256,432
Denbury Resources, Inc.	91,659	745,188
Devon Energy Corp.	104,730	6,410,523
Diamondback Energy, Inc.*	9,900	591,822
Energen Corp.	20,400	1,300,704
EOG Resources, Inc.	141,300	13,009,491
EP Energy Corp., Class A*	15,200	158,688
EQT Corp.	42,700	3,232,390
Exxon Mobil Corp.#	1,078,065	99,667,109
GasLog Ltd.	300	6,105
Gulfport Energy Corp.*	22,300	930,802
Hess Corp.	72,120	5,323,898
HollyFrontier Corp.	53,732	2,013,875
Kinder Morgan, Inc.	343,971	14,553,413
Marathon Oil Corp.	175,390	4,961,783
Marathon Petroleum Corp.	65,495	5,911,579
Matador Resources Co.*	8,300	167,909
Murphy Oil Corp.	50,920	2,572,478
Newfield Exploration Co.*	35,850	972,252
Noble Energy, Inc.	94,960	4,503,953
Oasis Petroleum, Inc.*	24,900	411,846
Occidental Petroleum Corp.	199,360	16,070,410
ONEOK, Inc.	56,500	2,813,135
Peabody Energy Corp.	78,700	609,138
Phillips 66	147,388	10,567,720
Pioneer Natural Resources Co.	37,250	5,544,662
QEP Resources, Inc.	53,400	1,079,748
Range Resources Corp.	44,350	2,370,507
Rosetta Resources, Inc.*	19,900	443,969
RSP Permian, Inc.*	8,400	211,176
SandRidge Energy, Inc.*	141,444	257,428
Scorpio Tankers, Inc.	24,200	210,298
SemGroup Corp., Class A	9,800	670,222
SM Energy Co.	20,900	806,322
Southwestern Energy Co.*	95,550	2,607,560
Spectra Energy Corp.	174,700	6,341,610
Targa Resources Corp.	9,000	954,450
Teekay Corp.	10,600	539,434
Tesoro Corp.	33,710	2,506,339
Ultra Petroleum Corp.*	40,500	532,980
Valero Energy Corp.	139,030	6,881,985
Western Refining, Inc.	17,900	676,262
Whiting Petroleum Corp.*	46,995	1,550,845
Williams Cos., Inc.	193,800	8,709,372
World Fuel Services Corp.	27,400	1,285,882
WPX Energy, Inc.*	64,033	744,704

		355,928,758

Total Energy		429,117,980

Financials (17.8%)
Banks (5.7%)
Associated Banc-Corp	40,500	754,515
BancorpSouth, Inc.	31,550	710,190
Bank of America Corp.	2,639,792	47,225,879
Bank of Hawaii Corp.	12,700	753,237
Bank of the Ozarks, Inc.	17,400	659,808
BankUnited, Inc.	26,500	767,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

BB&T Corp.	187,250	$7,282,152
BOK Financial Corp.	7,850	471,314
Cathay General Bancorp	21,630	553,512
CIT Group, Inc.	56,100	2,683,263
Citigroup, Inc.	770,672	41,701,062
City Holding Co.	10,030	466,696
City National Corp./California	17,200	1,389,932
Comerica, Inc.	53,000	2,482,520
Commerce Bancshares, Inc./Missouri	22,933	997,358
Community Bank System, Inc.	12,000	457,560
Cullen/Frost Bankers, Inc.	17,300	1,222,072
CVB Financial Corp.	30,200	483,804
East West Bancorp, Inc.	39,500	1,529,045
F.N.B. Corp./Pennsylvania	48,700	648,684
Fifth Third Bancorp	221,550	4,514,081
First Busey Corp.	15,800	102,858
First Citizens BancShares, Inc./North Carolina, Class A	2,200	556,138
First Commonwealth Financial Corp.	17,700	163,194
First Financial Bankshares, Inc.	18,800	561,744
First Financial Corp./Indiana	10,000	356,200
First Horizon National Corp.	68,162	925,640
First Midwest Bancorp, Inc./Illinois	13,900	237,829
First Niagara Financial Group, Inc.	122,945	1,036,426
First Republic Bank/California	31,800	1,657,416
FirstMerit Corp.	47,495	897,181
Fulton Financial Corp.	75,000	927,000
Glacier Bancorp, Inc.	24,600	683,142
Hancock Holding Co.	24,124	740,607
Hilltop Holdings, Inc.*	25,700	512,715
Home BancShares, Inc./Arkansas	12,400	398,784
Huntington Bancshares, Inc./Ohio	223,800	2,354,376
Iberiabank Corp.	8,400	544,740
International Bancshares Corp.	19,700	522,838
Investors Bancorp, Inc.	92,965	1,043,532
JPMorgan Chase & Co.	955,325	59,784,238
KeyCorp	224,100	3,114,990
M&T Bank Corp.	34,457	4,328,488
MB Financial, Inc.	13,100	430,466
National Penn Bancshares, Inc.	37,700	396,792
NBT Bancorp, Inc.	16,500	433,455
Old National Bancorp/Indiana	28,300	421,104
PacWest Bancorp	26,596	1,209,054
Pinnacle Financial Partners, Inc.	12,800	506,112
PNC Financial Services Group, Inc.	135,518	12,363,307
Popular, Inc.*	38,050	1,295,603
PrivateBancorp, Inc.	18,000	601,200
Prosperity Bancshares, Inc.	15,900	880,224
Regions Financial Corp.	355,100	3,749,856
S&T Bancorp, Inc.	12,500	372,625
Signature Bank/New York*	14,900	1,876,804
SunTrust Banks, Inc./Georgia	133,750	5,604,125
Susquehanna Bancshares, Inc.	58,700	788,341
SVB Financial Group*	13,400	1,555,338
Synovus Financial Corp.	42,300	1,145,907

TCF Financial Corp.	56,950	$904,936
Texas Capital Bancshares, Inc.*	12,000	651,960
Tompkins Financial Corp.	9,239	510,917
Towne Bank/Virginia	17,479	264,282
Trustmark Corp.	15,050	369,327
U.S. Bancorp/Minnesota	435,790	19,588,761
UMB Financial Corp.	10,600	603,034
Umpqua Holdings Corp.	44,690	760,177
United Bankshares, Inc./West Virginia	14,100	528,045
Valley National Bancorp	71,829	697,460
Webster Financial Corp.	25,700	836,021
Wells Fargo & Co.	1,205,519	66,086,552
WesBanco, Inc.	15,000	522,000
Western Alliance Bancorp*	14,200	394,760
Wintrust Financial Corp.	11,500	537,740
Zions Bancorp	49,600	1,414,096

		327,504,846

Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	15,940	3,383,106
Ameriprise Financial, Inc.	50,460	6,673,335
Bank of New York Mellon Corp.	297,050	12,051,318
BlackRock, Inc.	33,210	11,874,568
Charles Schwab Corp.	283,734	8,565,929
Cohen & Steers, Inc.	11,400	479,712
E*TRADE Financial Corp.*	83,210	2,018,259
Eaton Vance Corp.	34,740	1,421,908
Evercore Partners, Inc., Class A	10,600	555,122
Federated Investors, Inc., Class B	36,800	1,211,824
Financial Engines, Inc.	13,900	508,045
Franklin Resources, Inc.	103,390	5,724,704
GAMCO Investors, Inc., Class A	6,700	595,898
Goldman Sachs Group, Inc.	113,500	21,999,705
Greenhill & Co., Inc.	7,500	327,000
Interactive Brokers Group, Inc., Class A	17,040	496,886
Invesco Ltd.	112,700	4,453,904
Janus Capital Group, Inc.	31,300	504,869
Lazard Ltd., Class A	34,700	1,736,041
Legg Mason, Inc.	30,750	1,641,128
LPL Financial Holdings, Inc.	22,800	1,015,740
Morgan Stanley	389,173	15,099,912
Northern Trust Corp.	65,350	4,404,590
NorthStar Asset Management Group, Inc.	48,550	1,095,774
Piper Jaffray Cos.*	7,900	458,911
Raymond James Financial, Inc.	37,500	2,148,375
SEI Investments Co.	42,150	1,687,686
State Street Corp.	109,250	8,576,125
Stifel Financial Corp.*	15,339	782,596
T. Rowe Price Group, Inc.	66,280	5,690,801
TD Ameritrade Holding Corp.	67,936	2,430,750
Virtus Investment Partners, Inc.	491	83,711
Waddell & Reed Financial, Inc., Class A	23,920	1,191,694
WisdomTree Investments, Inc.	27,400	429,495

		131,319,421

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Finance (0.9%)
Ally Financial, Inc.*	70,400	$1,662,848
American Express Co.	230,156	21,413,714
Capital One Financial Corp.	148,870	12,289,219
Credit Acceptance Corp.*	2,800	381,948
Discover Financial Services	121,470	7,955,070
Navient Corp.	117,584	2,540,990
Nelnet, Inc., Class A	2,300	106,559
PRA Group, Inc.*	17,400	1,007,982
SLM Corp.	117,584	1,198,181
Springleaf Holdings, Inc.*	14,300	517,231
Synchrony Financial*	32,800	975,800

		50,049,542

Diversified Financial Services (1.8%)
Berkshire Hathaway, Inc., Class B*	461,985	69,367,048
CBOE Holdings, Inc.	27,200	1,725,024
CME Group, Inc./Illinois	83,065	7,363,712
Intercontinental Exchange, Inc.	29,178	6,398,444
Leucadia National Corp.	91,388	2,048,919
MarketAxess Holdings, Inc.	10,860	778,771
McGraw Hill Financial, Inc.	69,030	6,142,289
Moody’s Corp.	49,250	4,718,642
MSCI, Inc.	36,334	1,723,685
NASDAQ OMX Group, Inc.	29,600	1,419,616
Voya Financial, Inc.	37,300	1,580,774

		103,266,924

Insurance (3.1%)
ACE Ltd.	87,300	10,029,024
Aflac, Inc.	116,950	7,144,475
Alleghany Corp.*	4,754	2,203,479
Allied World Assurance Co. Holdings AG	25,640	972,269
Allstate Corp.	114,740	8,060,485
American Equity Investment Life Holding Co.	17,400	507,906
American Financial Group, Inc./Ohio	23,830	1,446,958
American International Group, Inc.	367,036	20,557,686
American National Insurance Co.	4,400	502,744
AmTrust Financial Services, Inc.	1,336	75,150
Aon plc	77,278	7,328,273
Arch Capital Group Ltd.*	35,700	2,109,870
Arthur J. Gallagher & Co.	39,500	1,859,660
Aspen Insurance Holdings Ltd.	18,170	795,301
Assurant, Inc.	24,600	1,683,378
Assured Guaranty Ltd.	49,500	1,286,505
Axis Capital Holdings Ltd.	34,070	1,740,636
Brown & Brown, Inc.	35,300	1,161,723
Chubb Corp.	64,960	6,721,411
Cincinnati Financial Corp.	48,520	2,514,792
CNA Financial Corp.	10,500	406,455
CNO Financial Group, Inc.	59,300	1,021,146
Endurance Specialty Holdings Ltd.	11,700	700,128
Enstar Group Ltd.*	800	122,312
Erie Indemnity Co., Class A	10,800	980,316
Everest Reinsurance Group Ltd.	12,500	2,128,750

First American Financial Corp.	39,300	$1,332,270
FNF Group	78,189	2,693,611
FNFV Group*	26,060	410,184
Genworth Financial, Inc., Class A*	142,000	1,207,000
Hanover Insurance Group, Inc.	10,690	762,411
Hartford Financial Services Group, Inc.	121,210	5,053,245
HCC Insurance Holdings, Inc.	27,780	1,486,786
Kemper Corp.	14,900	538,039
Lincoln National Corp.	68,750	3,964,813
Loews Corp.	87,192	3,663,808
Markel Corp.*	4,060	2,772,330
Marsh & McLennan Cos., Inc.	143,150	8,193,906
Mercury General Corp.	6,500	368,355
MetLife, Inc.	234,860	12,703,577
Old Republic International Corp.	71,894	1,051,809
OneBeacon Insurance Group Ltd., Class A	21,600	349,920
PartnerReinsurance Ltd.	13,560	1,547,603
Phoenix Cos., Inc.*	2,840	195,591
Platinum Underwriters Holdings Ltd.	7,300	535,966
Primerica, Inc.	14,700	797,622
Principal Financial Group, Inc.	76,600	3,978,604
ProAssurance Corp.	19,000	857,850
Progressive Corp.	151,200	4,080,888
Protective Life Corp.	20,500	1,427,825
Prudential Financial, Inc.	119,831	10,839,912
Reinsurance Group of America, Inc.	19,910	1,744,514
RenaissanceReinsurance Holdings Ltd.	11,000	1,069,420
RLI Corp.	16,280	804,232
StanCorp Financial Group, Inc.	12,780	892,811
Symetra Financial Corp.	21,300	490,965
Torchmark Corp.	40,905	2,215,824
Travelers Cos., Inc.	90,170	9,544,495
Unum Group	72,500	2,528,800
Validus Holdings Ltd.	24,958	1,037,254
W. R. Berkley Corp.	27,100	1,389,146
White Mountains Insurance Group Ltd.	1,700	1,071,187
XL Group plc	73,270	2,518,290

		180,181,695

Real Estate Investment Trusts (REITs) (3.6%)
Acadia Realty Trust (REIT)	9,800	313,894
Alexander’s, Inc. (REIT)	1,600	699,488
Alexandria Real Estate Equities, Inc. (REIT)	18,480	1,639,915
Altisource Residential Corp. (REIT)	10,700	207,580
American Campus Communities, Inc. (REIT)	28,300	1,170,488
American Capital Agency Corp. (REIT)	95,100	2,076,033
American Homes 4 Rent (REIT), Class A	30,400	517,712
American Realty Capital Healthcare Trust, Inc. (REIT)	44,100	524,790

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

American Realty Capital Properties, Inc. (REIT)	236,500	$2,140,325
American Tower Corp. (REIT)	99,900	9,875,115
Annaly Capital Management, Inc. (REIT)	250,458	2,707,451
Apartment Investment & Management Co. (REIT), Class A	43,188	1,604,434
ARMOUR Residential REIT, Inc. (REIT)	104,400	384,192
AvalonBay Communities, Inc. (REIT)	33,649	5,497,910
BioMed Realty Trust, Inc. (REIT)	49,800	1,072,692
Boston Properties, Inc. (REIT)	41,070	5,285,298
Brandywine Realty Trust (REIT)	51,000	814,980
Camden Property Trust (REIT)	24,880	1,837,139
CBL & Associates Properties, Inc. (REIT)	47,891	930,043
Chambers Street Properties (REIT)	70,700	569,842
Chesapeake Lodging Trust (REIT)	13,900	517,219
Chimera Investment Corp. (REIT)	360,700	1,147,026
Colony Financial, Inc. (REIT)	19,100	454,962
Columbia Property Trust, Inc. (REIT)	32,600	826,410
Corporate Office Properties Trust/Maryland (REIT)	24,809	703,831
Corrections Corp. of America (REIT)	34,743	1,262,561
Cousins Properties, Inc. (REIT)	51,713	590,562
Crown Castle International Corp. (REIT)	86,250	6,787,875
CubeSmart (REIT)	39,700	876,179
DCT Industrial Trust, Inc. (REIT)	22,850	814,831
DDR Corp. (REIT)	84,708	1,555,239
DiamondRock Hospitality Co. (REIT)	58,300	866,921
Digital Realty Trust, Inc. (REIT)	37,589	2,492,151
Douglas Emmett, Inc. (REIT)	37,000	1,050,800
Duke Realty Corp. (REIT)	84,800	1,712,960
DuPont Fabros Technology, Inc. (REIT)	11,800	392,232
EastGroup Properties, Inc. (REIT)	12,100	766,172
EPR Properties (REIT)	14,840	855,229
Equity Commonwealth (REIT)	33,000	847,110
Equity LifeStyle Properties, Inc. (REIT)	21,800	1,123,790
Equity One, Inc. (REIT)	1,500	38,040
Equity Residential (REIT)	94,087	6,759,210
Essex Property Trust, Inc. (REIT)	15,977	3,300,848
Extra Space Storage, Inc. (REIT)	33,000	1,935,120
Federal Realty Investment Trust (REIT)	17,380	2,319,535

First Industrial Realty Trust, Inc. (REIT)	29,500	$606,520
Franklin Street Properties Corp. (REIT)	600	7,362
Gaming and Leisure Properties, Inc. (REIT)	30,730	901,618
General Growth Properties, Inc. (REIT)	144,807	4,073,421
Geo Group, Inc. (REIT)	24,883	1,004,278
Glimcher Realty Trust (REIT)	44,100	605,934
Government Properties Income Trust (REIT)	16,900	388,869
Hatteras Financial Corp. (REIT)	17,200	316,996
HCP, Inc. (REIT)	114,997	5,063,318
Health Care REIT, Inc. (REIT)	83,317	6,304,597
Healthcare Realty Trust, Inc. (REIT)	23,600	644,752
Healthcare Trust of America, Inc. (REIT), Class A	30,900	832,446
Hersha Hospitality Trust (REIT)	44,800	314,944
Highwoods Properties, Inc. (REIT)	29,530	1,307,588
Home Properties, Inc. (REIT)	13,610	892,816
Hospitality Properties Trust (REIT)	43,400	1,345,400
Host Hotels & Resorts, Inc. (REIT)	199,613	4,744,801
Inland Real Estate Corp. (REIT)	39,600	433,620
Invesco Mortgage Capital, Inc. (REIT)	38,200	590,572
Investors Real Estate Trust (REIT)	21,400	174,838
Iron Mountain, Inc. (REIT)	56,801	2,195,927
Kilroy Realty Corp. (REIT)	21,800	1,505,726
Kimco Realty Corp. (REIT)	118,722	2,984,671
Lamar Advertising Co. (REIT), Class A	21,400	1,147,896
LaSalle Hotel Properties (REIT)	26,100	1,056,267
Lexington Realty Trust (REIT)	45,500	499,590
Liberty Property Trust (REIT)	38,452	1,446,949
LTC Properties, Inc. (REIT)	7,600	328,092
Macerich Co. (REIT)	35,484	2,959,720
Mack-Cali Realty Corp. (REIT)	25,239	481,055
Medical Properties Trust, Inc. (REIT)	42,800	589,784
MFA Financial, Inc. (REIT)	120,050	959,200
Mid-America Apartment Communities, Inc. (REIT)	19,716	1,472,391
National Health Investors, Inc. (REIT)	7,000	489,720
National Retail Properties, Inc. (REIT)	38,290	1,507,477
New Residential Investment Corp. (REIT)	26,550	339,044
New York REIT, Inc. (REIT)	45,900	486,081
NorthStar Realty Finance Corp. (REIT)	48,550	853,509

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Omega Healthcare Investors, Inc. (REIT)	35,140	$1,372,920
Outfront Media, Inc. (REIT)	31,000	832,040
Pebblebrook Hotel Trust (REIT)	16,400	748,332
PennyMac Mortgage Investment Trust (REIT)	18,000	379,620
Piedmont Office Realty Trust, Inc. (REIT), Class A	58,600	1,104,024
Plum Creek Timber Co., Inc. (REIT)	51,914	2,221,400
Post Properties, Inc. (REIT)	18,200	1,069,614
Potlatch Corp. (REIT)	10,100	422,887
Prologis, Inc. (REIT)	126,164	5,428,837
PS Business Parks, Inc. (REIT)	5,200	413,608
Public Storage (REIT)	36,402	6,728,910
Rayonier, Inc. (REIT)	40,425	1,129,475
Realty Income Corp. (REIT)	60,028	2,863,936
Redwood Trust, Inc. (REIT)	21,900	431,430
Regency Centers Corp. (REIT)	23,586	1,504,315
Retail Properties of America, Inc. (REIT), Class A	61,600	1,028,104
RLJ Lodging Trust (REIT)	33,200	1,113,196
Ryman Hospitality Properties, Inc. (REIT)	10,751	567,008
Senior Housing Properties Trust (REIT)	54,290	1,200,352
Silver Bay Realty Trust Corp. (REIT)	1,008	16,692
Simon Property Group, Inc. (REIT)	79,959	14,561,334
SL Green Realty Corp. (REIT)	24,000	2,856,480
Sovran Self Storage, Inc. (REIT)	6,900	601,818
Spirit Realty Capital, Inc. (REIT)	104,667	1,244,491
Strategic Hotels & Resorts, Inc. (REIT)*	53,000	701,190
Sun Communities, Inc. (REIT)	12,300	743,658
Sunstone Hotel Investors, Inc. (REIT)	53,300	879,983
Tanger Factory Outlet Centers, Inc. (REIT)	29,500	1,090,320
Taubman Centers, Inc. (REIT)	20,600	1,574,252
Two Harbors Investment Corp. (REIT)	86,200	863,724
UDR, Inc. (REIT)	77,036	2,374,250
Ventas, Inc. (REIT)	77,535	5,559,260
Vornado Realty Trust (REIT)	47,847	5,632,070
Washington Prime Group, Inc. (REIT)	41,379	712,546
Washington Real Estate Investment Trust (REIT)	16,270	450,028
Weingarten Realty Investors (REIT)	36,986	1,291,551
Weyerhaeuser Co. (REIT)	136,533	4,900,169
WP Carey, Inc. (REIT)	25,900	1,815,590

		210,153,337

Real Estate Management & Development (0.2%)
Alexander & Baldwin, Inc.	15,180	595,967
Altisource Portfolio Solutions S.A.*	900	30,411

CBRE Group, Inc., Class A*	79,250	$2,714,312
Forest City Enterprises, Inc., Class A*	50,700	1,079,910
Howard Hughes Corp.*	11,200	1,460,704
Jones Lang LaSalle, Inc.	12,100	1,814,153
Kennedy-Wilson Holdings, Inc.	17,400	440,220
Realogy Holdings Corp.*	34,100	1,517,109

		9,652,786

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	25,900	346,024
Bank Mutual Corp.	33,400	229,124
Beneficial Mutual Bancorp, Inc.*	34,200	419,634
Brookline Bancorp, Inc.	34,700	348,041
Capitol Federal Financial, Inc.	40,986	523,801
Dime Community Bancshares, Inc.	25,700	418,396
Essent Group Ltd.*	18,300	470,493
EverBank Financial Corp.	18,800	358,328
Flagstar Bancorp, Inc.*	100	1,573
Home Loan Servicing Solutions Ltd.	7,600	148,352
Hudson City Bancorp, Inc.	178,590	1,807,331
Kearny Financial Corp.*	36,100	496,375
Ladder Capital Corp. (REIT), Class A*	25,500	500,055
MGIC Investment Corp.*	75,800	706,456
New York Community Bancorp, Inc.	134,950	2,159,200
Northwest Bancshares, Inc.	25,100	314,503
Ocwen Financial Corp.*	32,700	493,770
People’s United Financial, Inc.	101,400	1,539,252
Radian Group, Inc.	50,400	842,688
TFS Financial Corp.	36,000	535,860
TrustCo Bank Corp.	25,600	185,856
Washington Federal, Inc.	42,500	941,375

		13,786,487

Total Financials		1,025,915,038

Health Care (13.9%)
Biotechnology (3.0%)
ACADIA Pharmaceuticals, Inc.*	22,600	717,550
Achillion Pharmaceuticals, Inc.*	16,100	197,225
Acorda Therapeutics, Inc.*	8,500	347,395
Aegerion Pharmaceuticals, Inc.*	8,100	169,614
Alexion Pharmaceuticals, Inc.*	50,200	9,288,506
Alkermes plc*	37,600	2,201,856
Alnylam Pharmaceuticals, Inc.*	15,400	1,493,800
Amgen, Inc.	192,039	30,589,892
Arena Pharmaceuticals, Inc.*	66,800	231,796
ARIAD Pharmaceuticals, Inc.*	49,900	342,813
Biogen Idec, Inc.*	60,160	20,421,312
BioMarin Pharmaceutical, Inc.*	39,500	3,570,800
Bluebird Bio, Inc.*	5,500	504,460
Celgene Corp.*	203,138	22,723,017
Celldex Therapeutics, Inc.*	27,100	494,575
Cepheid, Inc.*	14,400	779,616
Clovis Oncology, Inc.*	6,700	375,200
Cubist Pharmaceuticals, Inc.*	17,600	1,771,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Dyax Corp.*	34,100	$479,446
Exact Sciences Corp.*	29,500	809,480
Exelixis, Inc.*	46,100	66,384
Genomic Health, Inc.*	9,100	290,927
Gilead Sciences, Inc.*	385,500	36,337,230
Halozyme Therapeutics, Inc.*	45,200	436,180
ImmunoGen, Inc.*	10,900	66,490
Incyte Corp.*	37,700	2,756,247
Insys Therapeutics, Inc.*	9,500	400,520
Intercept Pharmaceuticals, Inc.*	3,200	499,200
Intrexon Corp.*	4,300	118,379
Ironwood Pharmaceuticals, Inc.*	22,200	340,104
Isis Pharmaceuticals, Inc.*	31,900	1,969,506
Karyopharm Therapeutics, Inc.*	10,700	400,501
Keryx Biopharmaceuticals, Inc.*	30,700	434,405
Lexicon Pharmaceuticals, Inc.*	6,100	5,550
Ligand Pharmaceuticals, Inc.*	7,500	399,075
MannKind Corp.*	59,400	309,771
Medivation, Inc.*	20,600	2,051,966
MiMedx Group, Inc.*	500	5,765
Momenta Pharmaceuticals, Inc.*	1,100	13,244
Myriad Genetics, Inc.*	25,650	873,639
Neurocrine Biosciences, Inc.*	9,100	203,294
NPS Pharmaceuticals, Inc.*	21,900	783,363
Ophthotech Corp.*	8,900	399,343
OPKO Health, Inc.*	49,000	489,510
PDL BioPharma, Inc.	58,500	451,035
Pharmacyclics, Inc.*	16,500	2,017,290
Puma Biotechnology, Inc.*	6,100	1,154,547
Receptos, Inc.*	4,700	575,797
Regeneron Pharmaceuticals, Inc.*	20,500	8,410,125
Sarepta Therapeutics, Inc.*	10,100	146,147
Seattle Genetics, Inc.*	33,200	1,066,716
Synageva BioPharma Corp.*	5,400	501,066
TESARO, Inc.*	3,400	126,446
Ultragenyx Pharmaceutical, Inc.*	10,200	447,576
United Therapeutics Corp.*	13,000	1,683,370
Vertex Pharmaceuticals, Inc.*	60,700	7,211,160

		170,951,661

Health Care Equipment & Supplies (2.3%)
Abaxis, Inc.	1,500	85,245
Abbott Laboratories	379,150	17,069,333
Alere, Inc.*	21,250	807,500
Align Technology, Inc.*	21,700	1,213,247
Baxter International, Inc.	140,280	10,281,121
Becton, Dickinson and Co.	50,340	7,005,314
Boston Scientific Corp.*	344,600	4,565,950
C.R. Bard, Inc.	19,480	3,245,758
Cantel Medical Corp.	14,350	620,781
CareFusion Corp.*	52,900	3,139,086
CONMED Corp.	1,900	85,424
Cooper Cos., Inc.	14,400	2,334,096
Covidien plc	117,500	12,017,900
Cyberonics, Inc.*	8,600	478,848
DENTSPLY International, Inc.	37,900	2,018,933
DexCom, Inc.*	20,100	1,106,505
Edwards Lifesciences Corp.*	28,400	3,617,592
Endologix, Inc.*	9,700	148,313

Globus Medical, Inc., Class A*	14,100	$335,157
Greatbatch, Inc.*	10,500	517,650
Haemonetics Corp.*	21,800	815,756
Halyard Health, Inc.*	12,275	558,144
HeartWare International, Inc.*	4,300	315,749
Hill-Rom Holdings, Inc.	14,830	676,545
Hologic, Inc.*	62,600	1,673,924
ICU Medical, Inc.*	2,100	171,990
IDEXX Laboratories, Inc.*	14,600	2,164,742
Insulet Corp.*	17,800	819,868
Integra LifeSciences Holdings Corp.*	10,300	558,569
Intuitive Surgical, Inc.*	9,300	4,919,142
Masimo Corp.*	25,600	674,304
Medtronic, Inc.	253,440	18,298,368
Meridian Bioscience, Inc.	16,100	265,006
Neogen Corp.*	9,900	490,941
NuVasive, Inc.*	12,950	610,722
NxStage Medical, Inc.*	4,700	84,271
Quidel Corp.*	2,900	83,868
ResMed, Inc.	41,700	2,337,702
Sirona Dental Systems, Inc.*	18,900	1,651,293
Spectranetics Corp.*	4,100	141,778
St. Jude Medical, Inc.	75,600	4,916,268
STERIS Corp.	16,360	1,060,946
Stryker Corp.	84,370	7,958,622
Teleflex, Inc.	10,900	1,251,538
Thoratec Corp.*	23,300	756,318
Varian Medical Systems, Inc.*	27,110	2,345,286
West Pharmaceutical Services, Inc.	23,000	1,224,520
Wright Medical Group, Inc.*	21,200	569,644
Zimmer Holdings, Inc.	42,400	4,809,008

		132,898,585

Health Care Providers & Services (2.6%)
Acadia Healthcare Co., Inc.*	14,500	887,545
Aetna, Inc.	94,497	8,394,169
Air Methods Corp.*	12,600	554,778
AmerisourceBergen Corp.	57,700	5,202,232
AMN Healthcare Services, Inc.*	4,000	78,400
Amsurg Corp.*	10,200	558,246
Anthem, Inc.	71,380	8,970,325
Bio-Reference Laboratories, Inc.*	3,200	102,816
BioScrip, Inc.*	300	2,097
Brookdale Senior Living, Inc.*	50,735	1,860,452
Cardinal Health, Inc.	90,500	7,306,065
Catamaran Corp.*	55,692	2,882,061
Centene Corp.*	14,900	1,547,365
Chemed Corp.	4,200	443,814
Cigna Corp.	71,040	7,310,726
Community Health Systems, Inc.*	33,267	1,793,757
DaVita HealthCare Partners, Inc.*	45,900	3,476,466
Ensign Group, Inc.	100	4,439
Envision Healthcare Holdings, Inc.*	21,100	731,959
Express Scripts Holding Co.*	194,151	16,438,765
HCA Holdings, Inc.*	85,000	6,238,150
Health Net, Inc.*	20,940	1,120,918

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

HealthSouth Corp.	24,800	$953,808
Henry Schein, Inc.*	22,250	3,029,338
Humana, Inc.	40,300	5,788,289
IPC The Hospitalist Co., Inc.*	100	4,589
Kindred Healthcare, Inc.	27,300	496,314
Laboratory Corp. of America Holdings*	23,750	2,562,625
LifePoint Hospitals, Inc.*	14,250	1,024,717
Magellan Health, Inc.*	9,200	552,276
McKesson Corp.	58,880	12,222,310
MEDNAX, Inc.*	29,640	1,959,500
Molina Healthcare, Inc.*	12,900	690,537
MWI Veterinary Supply, Inc.*	4,000	679,640
Omnicare, Inc.	29,620	2,160,187
Owens & Minor, Inc.	26,850	942,703
Patterson Cos., Inc.	27,600	1,327,560
PharMerica Corp.*	14,270	295,532
Premier, Inc., Class A*	17,800	596,834
Quest Diagnostics, Inc.	38,630	2,590,528
Select Medical Holdings Corp.	28,400	408,960
Team Health Holdings, Inc.*	19,500	1,121,835
Tenet Healthcare Corp.*	31,275	1,584,704
Triple-S Management Corp., Class B*	600	14,346
UnitedHealth Group, Inc.	248,620	25,132,996
Universal American Corp.*	30,800	285,824
Universal Health Services, Inc., Class B	23,080	2,567,881
VCA, Inc.*	23,650	1,153,411
WellCare Health Plans, Inc.*	14,900	1,222,694

		147,275,483

Health Care Technology (0.2%)
Allscripts Healthcare Solutions, Inc.*	64,450	823,026
athenahealth, Inc.*	11,900	1,733,830
Castlight Health, Inc., Class B*	28,700	335,790
Cerner Corp.*	76,700	4,959,422
HealthStream, Inc.*	300	8,844
HMS Holdings Corp.*	28,800	608,832
IMS Health Holdings, Inc.*	19,500	499,980
MedAssets, Inc.*	10,400	205,504
Medidata Solutions, Inc.*	13,600	649,400
Quality Systems, Inc.	9,100	141,869
Veeva Systems, Inc., Class A*	11,500	303,715

		10,270,212

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	86,230	3,530,256
Bio-Rad Laboratories, Inc., Class A*	8,500	1,024,760
Bio-Techne Corp.	11,450	1,057,980
Bruker Corp.*	27,900	547,398
Charles River Laboratories International, Inc.*	12,250	779,590
Covance, Inc.*	16,700	1,734,128
Illumina, Inc.*	35,900	6,626,422
Luminex Corp.*	1,300	24,388
Mettler-Toledo International, Inc.*	8,600	2,601,156
PAREXEL International Corp.*	14,570	809,509

PerkinElmer, Inc.	36,100	$1,578,653
QIAGEN N.V.*	59,200	1,388,832
Quintiles Transnational Holdings, Inc.*	14,700	865,389
Thermo Fisher Scientific, Inc.	100,750	12,622,968
Waters Corp.*	21,500	2,423,480

		37,614,909

Pharmaceuticals (5.2%)
AbbVie, Inc.	399,150	26,120,376
Actavis plc*	63,762	16,412,976
Akorn, Inc.*	16,200	586,440
Allergan, Inc.	74,670	15,874,095
Auxilium Pharmaceuticals, Inc.*	3,500	120,347
Avanir Pharmaceuticals, Inc.*	43,900	744,105
Bristol-Myers Squibb Co.	418,330	24,694,020
Catalent, Inc.*	3,400	94,792
Eli Lilly & Co.	248,310	17,130,907
Endo International plc*	39,700	2,863,164
Hospira, Inc.*	46,750	2,863,438
Impax Laboratories, Inc.*	17,900	567,072
Jazz Pharmaceuticals plc*	15,500	2,537,815
Johnson & Johnson	710,160	74,261,431
Lannett Co., Inc.*	9,600	411,648
Mallinckrodt plc*	32,692	3,237,489
Medicines Co.*	11,200	309,904
Merck & Co., Inc.	733,590	41,660,576
Mylan, Inc.*	97,350	5,487,620
Nektar Therapeutics*	37,000	573,500
Pacira Pharmaceuticals, Inc.*	7,500	664,950
Perrigo Co. plc	34,300	5,733,588
Pfizer, Inc.	1,601,317	49,881,025
Prestige Brands Holdings, Inc.*	14,500	503,440
Salix Pharmaceuticals Ltd.*	16,600	1,908,004
Theravance Biopharma, Inc.*	5,000	74,600
Theravance, Inc.	17,500	247,625
Zoetis, Inc.	127,100	5,469,113

		301,034,060

Total Health Care		800,044,910

Industrials (11.3%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.	9,100	1,057,875
American Science & Engineering, Inc.	4,700	243,930
B/E Aerospace, Inc.*	27,460	1,593,229
Boeing Co.	186,200	24,202,276
Cubic Corp.	4,000	210,560
Curtiss-Wright Corp.	12,700	896,493
DigitalGlobe, Inc.*	15,800	489,326
Engility Holdings, Inc.*	661	28,291
Esterline Technologies Corp.*	11,300	1,239,384
Exelis, Inc.	60,850	1,066,700
General Dynamics Corp.	77,170	10,620,135
HEICO Corp.	21,093	1,274,017
Hexcel Corp.*	29,600	1,228,104
Honeywell International, Inc.	198,700	19,854,104
Huntington Ingalls Industries, Inc.	12,700	1,428,242
KLX, Inc.*	13,730	566,362
L-3 Communications Holdings, Inc.	22,470	2,835,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lockheed Martin Corp.	69,960	$13,472,197
Moog, Inc., Class A*	12,000	888,360
Northrop Grumman Corp.	51,250	7,553,738
Orbital Sciences Corp.*	10,400	279,656
Precision Castparts Corp.	37,270	8,977,598
Raytheon Co.	80,890	8,749,871
Rockwell Collins, Inc.	37,450	3,163,776
Spirit AeroSystems Holdings, Inc., Class A*	32,900	1,416,016
Teledyne Technologies, Inc.*	13,700	1,407,538
Textron, Inc.	70,800	2,981,388
TransDigm Group, Inc.	15,150	2,974,703
Triumph Group, Inc.	12,400	833,528
United Technologies Corp.	230,140	26,466,100

		147,999,436

Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc.	41,200	3,085,468
Expeditors International of Washington, Inc.	58,600	2,614,146
FedEx Corp.	74,950	13,015,817
Hub Group, Inc., Class A*	400	15,232
United Parcel Service, Inc., Class B	179,550	19,960,573
UTi Worldwide, Inc.*	16,500	199,155
XPO Logistics, Inc.*	13,500	551,880

		39,442,271

Airlines (0.7%)
Alaska Air Group, Inc.	39,800	2,378,448
Allegiant Travel Co.	4,000	601,320
American Airlines Group, Inc.	187,600	10,060,988
Copa Holdings S.A., Class A	11,600	1,202,224
Delta Air Lines, Inc.	215,150	10,583,228
JetBlue Airways Corp.*	69,900	1,108,614
SkyWest, Inc.	11,300	150,064
Southwest Airlines Co.	180,200	7,626,064
Spirit Airlines, Inc.*	17,100	1,292,418
United Continental Holdings, Inc.*	97,240	6,504,384

		41,507,752

Building Products (0.2%)
A.O. Smith Corp.	19,000	1,071,790
Allegion plc	28,166	1,562,086
Armstrong World Industries, Inc.*	8,100	414,072
Fortune Brands Home & Security, Inc.	46,150	2,089,210
Insteel Industries, Inc.	200	4,716
Lennox International, Inc.	16,510	1,569,606
Masco Corp.	104,600	2,635,920
Masonite International Corp.*	8,200	503,972
Owens Corning, Inc.	35,170	1,259,438
Simpson Manufacturing Co., Inc.	7,600	262,960
USG Corp.*	22,500	629,775

		12,003,545

Commercial Services & Supplies (0.6%)
ABM Industries, Inc.	6,200	177,630
ADT Corp.	45,350	1,643,030

Brady Corp., Class A	7,500	$205,050
Brink’s Co.	1,200	29,292
Cintas Corp.	28,800	2,259,072
Civeo Corp.	9,600	39,456
Clean Harbors, Inc.*	16,200	778,410
Copart, Inc.*	37,000	1,350,130
Covanta Holding Corp.	32,000	704,320
Deluxe Corp.	17,000	1,058,250
Healthcare Services Group, Inc.	21,900	677,367
Herman Miller, Inc.	11,700	344,331
HNI Corp.	11,700	597,402
Interface, Inc.	700	11,529
KAR Auction Services, Inc.	36,400	1,261,260
Mobile Mini, Inc.	8,300	336,233
MSA Safety, Inc.	7,100	376,939
Pitney Bowes, Inc.	54,520	1,328,652
R.R. Donnelley & Sons Co.	49,130	825,630
Republic Services, Inc.	76,735	3,088,584
Rollins, Inc.	21,000	695,100
Steelcase, Inc., Class A	12,800	229,760
Stericycle, Inc.*	21,800	2,857,544
Tetra Tech, Inc.	18,300	488,610
Tyco International plc	120,200	5,271,972
UniFirst Corp.	2,000	242,900
United Stationers, Inc.	12,100	510,136
Waste Connections, Inc.	37,550	1,651,825
Waste Management, Inc.	123,450	6,335,454
West Corp.	17,700	584,100

		35,959,968

Construction & Engineering (0.2%)
AECOM Technology Corp.*	32,802	996,197
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	31,625	1,327,617
EMCOR Group, Inc.	25,100	1,116,699
Fluor Corp.	45,460	2,756,240
Granite Construction, Inc.	4,900	186,298
Jacobs Engineering Group, Inc.*	37,100	1,657,999
KBR, Inc.	48,800	827,160
MasTec, Inc.*	18,700	422,807
Primoris Services Corp.	700	16,268
Quanta Services, Inc.*	64,850	1,841,092

		11,148,377

Electrical Equipment (0.6%)
Acuity Brands, Inc.	12,200	1,708,854
AMETEK, Inc.	64,975	3,419,634
Babcock & Wilcox Co.	37,600	1,139,280
Eaton Corp. plc	119,697	8,134,608
Emerson Electric Co.	182,810	11,284,862
EnerSys, Inc.	13,300	820,876
Franklin Electric Co., Inc.	13,400	502,902
Generac Holdings, Inc.*	14,600	682,696
Hubbell, Inc., Class B	15,400	1,645,182
Polypore International, Inc.*	12,300	578,715
Regal-Beloit Corp.	13,900	1,045,280
Rockwell Automation, Inc.	38,500	4,281,200
SolarCity Corp.*	11,100	593,628

		35,837,717

Industrial Conglomerates (1.9%)
3M Co.	166,030	27,282,050
Carlisle Cos., Inc.	17,300	1,561,152

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Danaher Corp.	154,160	$13,213,054
General Electric Co.	2,531,292	63,965,749
Raven Industries, Inc.	2,700	67,500
Roper Industries, Inc.	25,850	4,041,647

		110,131,152

Machinery (2.0%)
Actuant Corp., Class A	23,500	640,140
AGCO Corp.	27,500	1,243,000
Allison Transmission Holdings, Inc.	35,200	1,193,280
Barnes Group, Inc.	15,200	562,552
Caterpillar, Inc.	160,310	14,673,174
Chart Industries, Inc.*	10,080	344,736
CLARCOR, Inc.	14,000	932,960
Colfax Corp.*	27,730	1,430,036
Crane Co.	18,600	1,091,820
Cummins, Inc.	47,360	6,827,891
Deere & Co.	94,740	8,381,648
Donaldson Co., Inc.	36,700	1,417,721
Dover Corp.	43,390	3,111,931
Flowserve Corp.	35,740	2,138,324
Graco, Inc.	17,860	1,432,015
Greenbrier Cos., Inc.	7,600	408,348
Harsco Corp.	18,300	345,687
Hillenbrand, Inc.	9,800	338,100
IDEX Corp.	23,240	1,809,002
Illinois Tool Works, Inc.	89,010	8,429,247
Ingersoll-Rand plc	74,200	4,703,538
ITT Corp.	30,425	1,230,995
Joy Global, Inc.	26,480	1,231,850
Kennametal, Inc.	26,190	937,340
Lincoln Electric Holdings, Inc.	20,960	1,448,126
Manitowoc Co., Inc.	46,900	1,036,490
Middleby Corp.*	18,000	1,783,800
Mueller Industries, Inc.	16,400	559,896
Navistar International Corp.*	15,400	515,592
Nordson Corp.	20,060	1,563,878
Oshkosh Corp.	24,700	1,201,655
PACCAR, Inc.	93,630	6,367,776
Pall Corp.	30,000	3,036,300
Parker-Hannifin Corp.	37,610	4,849,809
Pentair plc	50,387	3,346,705
Proto Labs, Inc.*	5,900	396,244
RBC Bearings, Inc.	3,900	251,667
Rexnord Corp.*	19,600	552,916
Snap-on, Inc.	14,900	2,037,426
SPX Corp.	13,300	1,142,736
Stanley Black & Decker, Inc.	40,635	3,904,211
Terex Corp.	33,030	920,876
Timken Co.	21,240	906,523
Toro Co.	19,440	1,240,466
Trinity Industries, Inc.	48,740	1,365,207
Valmont Industries, Inc.	7,700	977,900
WABCO Holdings, Inc.*	16,570	1,736,205
Wabtec Corp.	25,700	2,233,073
Watts Water Technologies, Inc., Class A	8,000	507,520
Woodward, Inc.	23,030	1,133,767
Xylem, Inc.	47,850	1,821,650

		111,693,749

Marine (0.0%)
Kirby Corp.*	14,250	$1,150,545
Matson, Inc.	11,880	410,098

		1,560,643

Professional Services (0.4%)
Advisory Board Co.*	11,680	572,086
CBIZ, Inc.*	37,720	322,883
Corporate Executive Board Co.	11,800	855,854
Dun & Bradstreet Corp.	9,600	1,161,216
Equifax, Inc.	34,820	2,815,893
FTI Consulting, Inc.*	12,600	486,738
IHS, Inc., Class A*	18,700	2,129,556
ManpowerGroup, Inc.	20,980	1,430,207
Nielsen N.V.	73,400	3,283,182
Resources Connection, Inc.	25,650	421,943
Robert Half International, Inc.	37,260	2,175,239
Towers Watson & Co., Class A	17,900	2,025,743
TriNet Group, Inc.*	12,400	387,872
Verisk Analytics, Inc., Class A*	45,800	2,933,490
WageWorks, Inc.*	9,100	587,587

		21,589,489

Road & Rail (1.1%)
AMERCO	2,200	625,372
Avis Budget Group, Inc.*	28,490	1,889,742
Con-way, Inc.	19,100	939,338
CSX Corp.	257,950	9,345,528
Genesee & Wyoming, Inc., Class A*	14,700	1,321,824
Heartland Express, Inc.	7,700	207,977
Hertz Global Holdings, Inc.*	116,600	2,908,004
J.B. Hunt Transport Services, Inc.	23,050	1,941,962
Kansas City Southern	28,650	3,496,159
Knight Transportation, Inc.	19,600	659,736
Landstar System, Inc.	15,650	1,135,095
Norfolk Southern Corp.	79,070	8,666,863
Old Dominion Freight Line, Inc.*	15,750	1,222,830
Ryder System, Inc.	16,900	1,569,165
Swift Transportation Co.*	17,600	503,888
Union Pacific Corp.	227,420	27,092,545
Werner Enterprises, Inc.	18,100	563,815

		64,089,843

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	720,510
Applied Industrial Technologies, Inc.	15,500	706,645
Fastenal Co.	83,300	3,961,748
GATX Corp.	13,700	788,298
HD Supply Holdings, Inc.*	27,600	813,924
MRC Global, Inc.*	23,600	357,540
MSC Industrial Direct Co., Inc., Class A	12,200	991,250
NOW, Inc.*	27,920	718,382
TAL International Group, Inc.*	600	26,142
Textainer Group Holdings Ltd.	11,200	384,384
United Rentals, Inc.*	27,722	2,827,921
Veritiv Corp.*	233	12,086
W.W. Grainger, Inc.	15,650	3,989,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Watsco, Inc.	7,310	$782,170
WESCO International, Inc.*	15,220	1,159,916

		18,239,944

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	20,600	287,988

Total Industrials		651,491,874

Information Technology (18.8%)
Communications Equipment (1.6%)
ADTRAN, Inc.	13,900	303,020
ARRIS Group, Inc.*	41,000	1,237,790
Aruba Networks, Inc.*	27,400	498,132
Brocade Communications Systems, Inc.	132,560	1,569,510
Ciena Corp.*	31,400	609,474
Cisco Systems, Inc.	1,293,070	35,966,742
CommScope Holding Co., Inc.*	19,100	436,053
EchoStar Corp., Class A*	10,500	551,250
F5 Networks, Inc.*	21,200	2,765,858
Finisar Corp.*	27,300	529,893
Harris Corp.	32,840	2,358,569
Infinera Corp.*	18,700	275,264
InterDigital, Inc.	10,700	566,030
JDS Uniphase Corp.*	76,350	1,047,522
Juniper Networks, Inc.	123,400	2,754,288
Motorola Solutions, Inc.	60,421	4,053,041
Palo Alto Networks, Inc.*	13,500	1,654,695
Plantronics, Inc.	17,400	922,548
Polycom, Inc.*	40,400	545,400
QUALCOMM, Inc.	426,080	31,670,526
Riverbed Technology, Inc.*	47,200	963,352
ViaSat, Inc.*	12,200	768,966

		92,047,923

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	80,840	4,350,000
Anixter International, Inc.*	7,700	681,142
Arrow Electronics, Inc.*	26,000	1,505,140
Avnet, Inc.	38,720	1,665,734
AVX Corp.	25,300	354,200
Belden, Inc.	10,900	859,029
CDW Corp.	22,600	794,842
Cognex Corp.*	29,800	1,231,634
Coherent, Inc.*	7,000	425,040
Corning, Inc.	345,890	7,931,258
Dolby Laboratories, Inc., Class A	12,700	547,624
FEI Co.	10,800	975,780
FLIR Systems, Inc.	42,200	1,363,482
II-VI, Inc.*	2,700	36,855
Ingram Micro, Inc., Class A*	41,200	1,138,768
InvenSense, Inc.*	21,300	346,338
IPG Photonics Corp.*	9,100	681,772
Itron, Inc.*	6,710	283,766
Jabil Circuit, Inc.	68,100	1,486,623
Keysight Technologies, Inc.*	43,115	1,455,994
Knowles Corp.*	25,045	589,810
Littelfuse, Inc.	6,500	628,355
National Instruments Corp.	35,700	1,109,913
Plexus Corp.*	8,300	342,043

Sanmina Corp.*	14,400	$338,832
SYNNEX Corp.	7,200	562,752
Tech Data Corp.*	11,200	708,176
Trimble Navigation Ltd.*	77,400	2,054,196
Vishay Intertechnology, Inc.	39,600	560,340
Zebra Technologies Corp., Class A*	16,700	1,292,747

		36,302,185

Internet Software & Services (3.1%)
Akamai Technologies, Inc.*	45,800	2,883,568
AOL, Inc.*	20,956	967,539
Bankrate, Inc.*	33,000	410,190
Cimpress N.V.*	9,700	725,948
Cornerstone OnDemand, Inc.*	13,300	468,160
CoStar Group, Inc.*	7,535	1,383,652
Dealertrack Technologies, Inc.*	13,300	589,323
Demandware, Inc.*	300	17,262
eBay, Inc.*	321,570	18,046,508
Endurance International Group Holdings, Inc.*	26,800	493,924
Equinix, Inc.	14,739	3,341,773
Facebook, Inc., Class A*	500,900	39,080,218
Google, Inc., Class A*	71,225	37,796,258
Google, Inc., Class C*	72,025	37,913,960
GrubHub, Inc.*	8,200	297,824
IAC/InterActiveCorp	24,850	1,510,632
j2 Global, Inc.	14,600	905,200
LinkedIn Corp., Class A*	27,000	6,202,170
NIC, Inc.	1,500	26,985
Pandora Media, Inc.*	53,500	953,905
Rackspace Hosting, Inc.*	31,500	1,474,515
Trulia, Inc.*	9,600	441,888
Twitter, Inc.*	124,800	4,476,576
VeriSign, Inc.*	35,250	2,009,250
Yahoo!, Inc.*	252,750	12,766,403
Yelp, Inc.*	13,200	722,436
Zillow, Inc., Class A*	7,500	794,175

		176,700,242

IT Services (3.2%)
Accenture plc, Class A	158,800	14,182,428
Alliance Data Systems Corp.*	15,752	4,505,860
Amdocs Ltd.	45,210	2,109,272
Automatic Data Processing, Inc.	125,550	10,467,103
Blackhawk Network Holdings, Inc.*	13,400	519,920
Booz Allen Hamilton Holding Corp.	19,800	525,294
Broadridge Financial Solutions, Inc.	30,410	1,404,334
CACI International, Inc., Class A*	6,000	517,080
Cardtronics, Inc.*	7,000	270,060
Cognizant Technology Solutions Corp., Class A*	152,700	8,041,182
Computer Sciences Corp.	37,740	2,379,507
Convergys Corp.	37,300	759,801
CoreLogic, Inc.*	26,300	830,817
DST Systems, Inc.	11,580	1,090,257
EPAM Systems, Inc.*	7,600	362,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Euronet Worldwide, Inc.*	14,700	$807,030
EVERTEC, Inc.	13,200	292,116
Fidelity National Information Services, Inc.	74,625	4,641,675
Fiserv, Inc.*	66,500	4,719,505
FleetCor Technologies, Inc.*	21,600	3,212,136
Gartner, Inc.*	25,500	2,147,355
Genpact Ltd.*	41,700	789,381
Global Payments, Inc.	21,600	1,743,768
Heartland Payment Systems, Inc.	9,200	496,340
iGATE Corp.*	12,300	485,604
International Business Machines Corp.	240,031	38,510,574
Jack Henry & Associates, Inc.	23,030	1,431,084
Leidos Holdings, Inc.	21,037	915,530
ManTech International Corp., Class A	6,200	187,426
MasterCard, Inc., Class A	255,100	21,979,416
MAXIMUS, Inc.	24,800	1,360,032
NeuStar, Inc., Class A*	17,390	483,442
Paychex, Inc.	83,810	3,869,508
Sabre Corp.	15,600	316,212
Sapient Corp.*	34,200	850,896
Science Applications International Corp.	12,021	595,400
Syntel, Inc.*	9,400	422,812
TeleTech Holdings, Inc.*	18,950	448,736
Teradata Corp.*	49,760	2,173,517
Total System Services, Inc.	46,200	1,568,952
Unisys Corp.*	9,696	285,838
Vantiv, Inc., Class A*	32,500	1,102,400
VeriFone Systems, Inc.*	29,900	1,112,280
Visa, Inc., Class A	125,850	32,997,870
Western Union Co.	139,760	2,503,102
WEX, Inc.*	10,100	999,092
Xerox Corp.	298,131	4,132,096

		185,546,940

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	188,500	503,295
Altera Corp.	86,250	3,186,075
Amkor Technology, Inc.*	39,100	277,610
Analog Devices, Inc.	80,670	4,478,798
Applied Materials, Inc.	308,820	7,695,794
Atmel Corp.*	109,700	920,931
Avago Technologies Ltd.	66,900	6,729,471
Broadcom Corp., Class A	138,770	6,012,904
Cavium, Inc.*	16,300	1,007,666
Cree, Inc.*	32,700	1,053,594
Entegris, Inc.*	19,240	254,160
Fairchild Semiconductor International, Inc.*	36,000	607,680
First Solar, Inc.*	17,400	775,953
Freescale Semiconductor Ltd.*	27,400	691,302
Integrated Device Technology, Inc.*	34,800	682,080
Intel Corp.	1,249,690	45,351,250
International Rectifier Corp.*	21,300	849,870
Intersil Corp., Class A	33,600	486,192
KLA-Tencor Corp.	47,080	3,310,666
Lam Research Corp.	46,175	3,663,525

Linear Technology Corp.	67,650	$3,084,840
Marvell Technology Group Ltd.	129,930	1,883,985
Maxim Integrated Products, Inc.	81,250	2,589,438
Microchip Technology, Inc.	55,700	2,512,627
Micron Technology, Inc.*	270,150	9,457,952
Microsemi Corp.*	31,400	891,132
MKS Instruments, Inc.	13,200	483,120
Monolithic Power Systems, Inc.	9,900	492,426
NVIDIA Corp.	161,260	3,233,263
ON Semiconductor Corp.*	113,500	1,149,755
PMC-Sierra, Inc.*	34,200	313,272
Power Integrations, Inc.	6,400	331,136
Rambus, Inc.*	37,500	415,875
RF Micro Devices, Inc.*	74,800	1,240,932
Semtech Corp.*	18,000	496,260
Silicon Laboratories, Inc.*	13,440	640,013
Skyworks Solutions, Inc.	49,400	3,591,874
Spansion, Inc., Class A*	15,200	520,144
SunEdison, Inc.*	73,470	1,433,400
SunPower Corp.*	11,900	307,377
Synaptics, Inc.*	10,300	709,052
Teradyne, Inc.	61,310	1,213,325
Tessera Technologies, Inc.	13,400	479,184
Texas Instruments, Inc.	270,990	14,488,480
TriQuint Semiconductor, Inc.*	37,300	1,027,615
Veeco Instruments, Inc.*	11,300	394,144
Xilinx, Inc.	70,200	3,038,958

		144,958,395

Software (3.9%)
ACI Worldwide, Inc.*	37,500	756,375
Activision Blizzard, Inc.	129,100	2,601,365
Adobe Systems, Inc.*	129,620	9,423,374
Advent Software, Inc.	14,000	428,960
ANSYS, Inc.*	23,300	1,910,600
Aspen Technology, Inc.*	32,500	1,138,150
Autodesk, Inc.*	62,550	3,756,753
Blackbaud, Inc.	13,000	562,380
CA, Inc.	93,050	2,833,372
Cadence Design Systems, Inc.*	82,930	1,573,182
CDK Global, Inc.	41,850	1,705,806
Citrix Systems, Inc.*	43,350	2,765,730
CommVault Systems, Inc.*	15,300	790,857
Covisint Corp.*	11,928	31,609
Electronic Arts, Inc.*	87,900	4,132,618
Epiq Systems, Inc.	27,700	473,116
FactSet Research Systems, Inc.	12,500	1,759,375
Fair Isaac Corp.	13,100	947,130
FireEye, Inc.*	22,300	704,234
Fortinet, Inc.*	40,400	1,238,664
Guidewire Software, Inc.*	13,500	683,505
Infoblox, Inc.*	2,200	44,462
Informatica Corp.*	37,700	1,437,689
Intuit, Inc.	72,950	6,725,260
Manhattan Associates, Inc.*	24,000	977,280
Mentor Graphics Corp.	37,800	828,576
Microsoft Corp.	2,073,650	96,321,043
MicroStrategy, Inc., Class A*	3,000	487,200
NetScout Systems, Inc.*	10,700	390,978
NetSuite, Inc.*	8,900	971,613
Nuance Communications, Inc.*	84,490	1,205,672
Oracle Corp.	829,112	37,285,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pegasystems, Inc.	13,500	$280,395
Progress Software Corp.*	19,000	513,380
PTC, Inc.*	33,950	1,244,268
Qlik Technologies, Inc.*	23,900	738,271
Red Hat, Inc.*	53,800	3,719,732
Rovi Corp.*	41,550	938,615
Salesforce.com, Inc.*	154,100	9,139,671
ServiceNow, Inc.*	37,500	2,544,375
SolarWinds, Inc.*	19,400	966,702
Solera Holdings, Inc.	21,110	1,080,410
Splunk, Inc.*	29,100	1,715,445
SS&C Technologies Holdings, Inc.	14,100	824,709
Symantec Corp.	178,090	4,568,899
Synchronoss Technologies, Inc.*	10,910	456,693
Synopsys, Inc.*	48,120	2,091,776
Tableau Software, Inc., Class A*	9,900	839,124
Take-Two Interactive Software, Inc.*	25,800	723,174
Tyler Technologies, Inc.*	9,400	1,028,736
Ultimate Software Group, Inc.*	6,600	968,979
Verint Systems, Inc.*	14,800	862,544
VMware, Inc., Class A*	23,100	1,906,212
Workday, Inc., Class A*	24,400	1,991,284
Zynga, Inc., Class A*	123,800	329,308

		226,364,797

Technology Hardware, Storage & Peripherals (3.9%)
3D Systems Corp.*	28,530	937,781
Apple, Inc.	1,513,695	167,081,654
Diebold, Inc.	16,050	555,972
Electronics for Imaging, Inc.*	12,900	552,507
EMC Corp.	516,790	15,369,335
Hewlett-Packard Co.	480,832	19,295,788
Lexmark International, Inc., Class A	18,690	771,336
NCR Corp.*	45,900	1,337,526
NetApp, Inc.	83,650	3,467,293
Nimble Storage, Inc.*	15,300	420,750
SanDisk Corp.	57,090	5,593,678
Stratasys Ltd.*	12,900	1,072,119
Western Digital Corp.	59,770	6,616,539

		223,072,278

Total Information Technology		1,084,992,760

Materials (3.6%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	55,380	7,987,457
Airgas, Inc.	17,300	1,992,614
Albemarle Corp.	23,000	1,382,990
Ashland, Inc.	21,064	2,522,625
Axiall Corp.	20,500	870,635
Balchem Corp.	7,700	513,128
Cabot Corp.	19,700	864,042
Celanese Corp.	44,500	2,668,220
CF Industries Holdings, Inc.	14,702	4,006,883
Chemtura Corp.*	31,600	781,468
Cytec Industries, Inc.	23,800	1,098,846
Dow Chemical Co.	303,980	13,864,528
E.I. du Pont de Nemours & Co.	231,840	17,142,250

Eastman Chemical Co.	39,128	$2,968,250
Ecolab, Inc.	66,888	6,991,134
FMC Corp.	38,600	2,201,358
H.B. Fuller Co.	16,100	716,933
Huntsman Corp.	55,200	1,257,456
International Flavors & Fragrances, Inc.	22,000	2,229,920
Kronos Worldwide, Inc.	20,400	265,608
LyondellBasell Industries N.V., Class A	106,200	8,431,218
Minerals Technologies, Inc.	11,400	791,730
Monsanto Co.	132,300	15,805,881
Mosaic Co.	86,530	3,950,094
NewMarket Corp.	3,300	1,331,649
Olin Corp.	21,500	489,555
Platform Specialty Products Corp.*	22,200	515,484
PolyOne Corp.	31,700	1,201,747
PPG Industries, Inc.	36,000	8,321,400
Praxair, Inc.	76,300	9,885,428
Rockwood Holdings, Inc.	19,730	1,554,724
RPM International, Inc.	37,150	1,883,876
Scotts Miracle-Gro Co., Class A	11,900	741,608
Sensient Technologies Corp.	12,500	754,250
Sherwin-Williams Co.	22,300	5,865,792
Sigma-Aldrich Corp.	30,500	4,186,735
Valspar Corp.	25,300	2,187,944
W.R. Grace & Co.*	22,000	2,098,580
Westlake Chemical Corp.	14,400	879,696

		143,203,736

Construction Materials (0.1%)
Eagle Materials, Inc.	14,400	1,094,832
Martin Marietta Materials, Inc.	17,730	1,955,974
Vulcan Materials Co.	33,100	2,175,663

		5,226,469

Containers & Packaging (0.4%)
AptarGroup, Inc.	20,200	1,350,168
Avery Dennison Corp.	26,550	1,377,414
Ball Corp.	37,200	2,535,924
Bemis Co., Inc.	29,800	1,347,258
Berry Plastics Group, Inc.*	23,400	738,270
Crown Holdings, Inc.*	37,150	1,890,935
Graphic Packaging Holding Co.*	85,200	1,160,424
Greif, Inc., Class A	1,400	66,122
MeadWestvaco Corp.	49,400	2,192,866
Owens-Illinois, Inc.*	46,650	1,259,083
Packaging Corp. of America	26,500	2,068,325
Rock-Tenn Co., Class A	38,600	2,353,828
Sealed Air Corp.	55,360	2,348,925
Silgan Holdings, Inc.	11,600	621,760
Sonoco Products Co.	32,660	1,427,242

		22,738,544

Metals & Mining (0.5%)
Alcoa, Inc.	296,150	4,676,208
Allegheny Technologies, Inc.	35,260	1,225,990
Carpenter Technology Corp.	14,900	733,825
Commercial Metals Co.	49,390	804,563
Compass Minerals International, Inc.	12,400	1,076,692

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Freeport-McMoRan, Inc.	267,494	$6,248,660
Newmont Mining Corp.	129,300	2,443,770
Nucor Corp.	87,620	4,297,761
Reliance Steel & Aluminum Co.	22,200	1,360,194
Royal Gold, Inc.	18,000	1,128,600
Southern Copper Corp.	50,544	1,425,341
Steel Dynamics, Inc.	71,300	1,407,462
Tahoe Resources, Inc.	14,900	206,663
United States Steel Corp.	37,490	1,002,483
Worthington Industries, Inc.	12,400	373,116

		28,411,328

Paper & Forest Products (0.1%)
Domtar Corp.	18,480	743,266
International Paper Co.	116,850	6,260,823
KapStone Paper and Packaging Corp.	23,200	679,992
Louisiana-Pacific Corp.*	42,500	703,800

		8,387,881

Total Materials		207,967,958

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.9%)
8x8, Inc.*	1,000	9,160
AT&T, Inc.	1,302,984	43,767,232
CenturyLink, Inc.	152,979	6,054,909
Cincinnati Bell, Inc.*	10,800	34,452
Cogent Communications Holdings, Inc.	8,900	314,971
Consolidated Communications Holdings, Inc.	2,300	64,009
FairPoint Communications, Inc.*	1,500	21,315
Frontier Communications Corp.	280,290	1,869,534
General Communication, Inc., Class A*	2,200	30,250
Globalstar, Inc.*	81,800	224,950
Hawaiian Telcom Holdco, Inc.*	600	16,542
IDT Corp., Class B	2,400	48,744
inContact, Inc.*	6,800	59,772
Intelsat S.A.*	3,600	62,496
Iridium Communications, Inc.*	300	2,925
Level 3 Communications, Inc.*	76,836	3,794,162
Lumos Networks Corp.	100	1,682
magicJack VocalTec Ltd.*	100	812
ORBCOMM, Inc.*	3,100	20,274
Premiere Global Services, Inc.*	1,700	18,054
Verizon Communications, Inc.	1,045,340	48,901,005
Windstream Holdings, Inc.	157,011	1,293,771

		106,611,021

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	3,100	23,777
Leap Wireless International, Inc. (b)*	1,900	4,788
NTELOS Holdings Corp.	3,600	15,084
RingCentral, Inc., Class A*	2,000	29,840
SBA Communications Corp., Class A*	33,300	3,688,308
Shenandoah Telecommunications Co.	300	9,375

Spok Holdings, Inc.	1,900	$32,984
Sprint Corp.*	240,579	998,403
Telephone & Data Systems, Inc.	28,186	711,697
T-Mobile US, Inc.*	69,200	1,864,248
U.S. Cellular Corp.*	12,100	481,943

		7,860,447

Total Telecommunication Services		114,471,468

Utilities (3.2%)
Electric Utilities (1.7%)
ALLETE, Inc.	10,500	578,970
American Electric Power Co., Inc.	122,670	7,448,522
Cleco Corp.	16,100	878,094
Duke Energy Corp.	176,085	14,710,141
Edison International	83,360	5,458,413
Entergy Corp.	45,100	3,945,348
Exelon Corp.	223,156	8,274,624
FirstEnergy Corp.	106,804	4,164,288
Great Plains Energy, Inc.	43,600	1,238,676
Hawaiian Electric Industries, Inc.	34,200	1,145,016
IDACORP, Inc.	11,450	757,875
ITC Holdings Corp.	44,400	1,795,092
NextEra Energy, Inc.	111,450	11,846,020
Northeast Utilities	82,209	4,399,826
OGE Energy Corp.	48,600	1,724,328
Pepco Holdings, Inc.	69,250	1,864,903
Pinnacle West Capital Corp.	32,500	2,220,075
PNM Resources, Inc.	28,700	850,381
Portland General Electric Co.	15,800	597,714
PPL Corp.	171,050	6,214,246
Southern Co.	221,750	10,890,143
UIL Holdings Corp.	18,500	805,490
Westar Energy, Inc.	30,000	1,237,200
Xcel Energy, Inc.	122,480	4,399,482

		97,444,867

Gas Utilities (0.2%)
AGL Resources, Inc.	28,683	1,563,510
Atmos Energy Corp.	25,200	1,404,648
Laclede Group, Inc.	11,200	595,840
National Fuel Gas Co.	21,100	1,467,083
New Jersey Resources Corp.	9,800	599,760
ONE Gas, Inc.	14,125	582,232
Piedmont Natural Gas Co., Inc.	19,900	784,259
Questar Corp.	47,000	1,188,160
South Jersey Industries, Inc.	12,100	713,053
Southwest Gas Corp.	17,200	1,063,132
UGI Corp.	48,675	1,848,677
WGL Holdings, Inc.	19,100	1,043,242

		12,853,596

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	188,995	2,602,461
Calpine Corp.*	110,300	2,440,939
Dynegy, Inc.*	28,400	861,940
NRG Energy, Inc.	87,821	2,366,776

		8,272,116

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Multi-Utilities (1.1%)
Alliant Energy Corp.	26,900	$1,786,698
Ameren Corp.	65,000	2,998,450
Avista Corp.	19,200	678,720
Black Hills Corp.	13,000	689,520
CenterPoint Energy, Inc.	116,450	2,728,423
CMS Energy Corp.	71,500	2,484,625
Consolidated Edison, Inc.	74,600	4,924,346
Dominion Resources, Inc.	144,850	11,138,965
DTE Energy Co.	46,500	4,016,205
Integrys Energy Group, Inc.	20,300	1,580,355
MDU Resources Group, Inc.	48,250	1,133,875
NiSource, Inc.	79,300	3,363,906
NorthWestern Corp.	8,700	492,246
PG&E Corp.	121,220	6,453,753
Public Service Enterprise Group, Inc.	128,100	5,304,621
SCANA Corp.	38,550	2,328,420
Sempra Energy	62,290	6,936,614
TECO Energy, Inc.	59,350	1,216,082
Vectren Corp.	18,000	832,140
Wisconsin Energy Corp.	55,100	2,905,974

		63,993,938

Water Utilities (0.1%)
American Water Works Co., Inc.	44,000	2,345,200
Aqua America, Inc.	50,062	1,336,656

		3,681,856

Total Utilities		186,246,373

Total Common Stocks (99.3%) (Cost $2,956,563,194)		5,723,027,927

	Number of Rights	Value (Note 1)

RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15*	3,707	$35,216

Total Consumer Discretionary		35,216

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	8,800	352

Total Health Care		352

Total Rights (0.0%) (Cost $—)		35,568

Total Investments (99.3%) (Cost $2,956,563,194)		5,723,063,495
Other Assets Less Liabilities (0.7%)		42,612,773

Net Assets (100%)		$5,765,676,268

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,289,700.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	39	March-15	$4,537,531	$4,682,730	$145,199
S&P 500 E-Mini Index	313	March-15	31,746,203	32,120,060	373,857

					$519,056

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets For Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$733,614,749	$—	$—	$733,614,749
Consumer Staples	489,164,817	—	—	489,164,817
Energy	429,117,980	—	—	429,117,980
Financials	1,025,915,038	—	—	1,025,915,038
Health Care	800,044,910	—	—	800,044,910
Industrials	651,491,874	—	—	651,491,874
Information Technology	1,084,992,760	—	—	1,084,992,760
Materials	207,967,958	—	—	207,967,958
Telecommunication Services	114,466,680	4,788	—	114,471,468
Utilities	186,246,373	—	—	186,246,373
Futures	519,056	—	—	519,056
Rights
Consumer Discretionary	35,216	—	—	35,216
Health Care	352	—	—	352

Total Assets	$5,723,577,763	$4,788	$—	$5,723,582,551

Total Liabilities	$—	$—	$—	$—

Total	$5,723,577,763	$4,788	$—	$5,723,582,551

(a)	A security with a market value of $3,724,416 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$519,056	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$3,104,439	$3,104,439

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$74,353	$74,353

^	The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $40,930,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$199,699,142
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$661,481,810

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,982,259,355
Aggregate gross unrealized depreciation	(252,306,680)

Net unrealized appreciation	$2,729,952,675

Federal income tax cost of investments	$2,993,110,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

ASSETS
Investments at value (Cost $2,956,563,194)	$5,723,063,495
Cash	40,270,695
Dividends, interest and other receivables	7,515,302
Receivable from Separate Accounts for Trust shares sold	2,100,800
Other assets	11,776

Total assets	5,772,962,068

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	3,180,183
Investment management fees payable	1,699,312
Distribution fees payable – Class IA	911,619
Administrative fees payable	494,754
Due to broker for futures variation margin	418,125
Distribution fees payable – Class IB	312,895
Trustees’ fees payable	21,842
Accrued expenses	247,070

Total liabilities	7,285,800

NET ASSETS	$5,765,676,268

Net assets were comprised of:
Paid in capital	$4,454,388,638
Accumulated undistributed net investment income (loss)	6,883,471
Accumulated undistributed net realized gain (loss) on investments and futures	(1,462,615,198)
Net unrealized appreciation (depreciation) on investments and futures	2,767,019,357

Net assets	$5,765,676,268

Class IA
Net asset value, offering and redemption price per share, $4,292,750,480 / 163,395,617 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.27

Class IB
Net asset value, offering and redemption price per share, $1,472,925,788 / 56,367,324 shares outstanding (unlimited amount authorized: $0.01 par value)	$26.13

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $32,994 foreign withholding tax)	$111,119,006
Interest	40,141

Total income	111,159,147

EXPENSES
Investment management fees	19,655,213
Distribution fees – Class IA	10,527,473
Administrative fees	5,731,635
Distribution fees – Class IB	3,630,770
Printing and mailing expenses	427,867
Professional fees	162,414
Custodian fees	151,500
Trustees’ fees	143,710
Miscellaneous	144,009

Total expenses	40,574,591

NET INVESTMENT INCOME (LOSS)	70,584,556

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	269,491,625
Futures	3,104,439

Net realized gain (loss)	272,596,064

Change in unrealized appreciation (depreciation) on:
Investments	301,806,406
Futures	74,353

Net change in unrealized appreciation (depreciation)	301,880,759

NET REALIZED AND UNREALIZED GAIN (LOSS)	574,476,823

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$645,061,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$70,584,556	$68,233,177
Net realized gain (loss) on investments and futures	272,596,064	222,943,858
Net change in unrealized appreciation (depreciation) on investments and futures	301,880,759	1,174,006,009

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	645,061,379	1,465,183,044

DIVIDENDS :
Dividends from net investment income
Class IA	(51,658,815)	(50,063,367)
Class IB	(17,849,224)	(17,454,803)

TOTAL DIVIDENDS :	(69,508,039)	(67,518,170)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,026,588 and 2,307,638 shares, respectively ]	50,668,821	48,773,350
Capital shares issued in reinvestment of dividends [ 1,968,067 and 2,155,506 shares, respectively ]	51,658,815	50,063,367
Capital shares repurchased [ (17,757,923) and (22,111,499) shares, respectively ]	(442,333,192)	(466,270,226)

Total Class IA transactions	(340,005,556)	(367,433,509)

Class IB
Capital shares sold [ 2,585,192 and 4,387,904 shares, respectively ]	63,347,697	91,232,820
Capital shares issued in reinvestment of dividends [ 683,686 and 755,531 shares, respectively ]	17,849,224	17,454,803
Capital shares repurchased [ (8,854,542) and (9,429,127) shares, respectively ]	(217,603,296)	(199,841,093)

Total Class IB transactions	(136,406,375)	(91,153,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(476,411,931)	(458,586,979)

TOTAL INCREASE (DECREASE) IN NET ASSETS	99,141,409	939,077,895
NET ASSETS:
Beginning of year	5,666,534,859	4,727,456,964

End of year (a)	$5,765,676,268	$5,666,534,859

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$6,883,471	$5,352,127

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.73	$18.13	$15.94	$16.07	$14.04

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments and futures	2.55	5.61	2.21	(0.13)	2.04

Total from investment operations	2.86	5.88	2.48	0.12	2.26

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.25)	(0.23)

Net asset value, end of year	$26.27	$23.73	$18.13	$15.94	$16.07

Total return	12.05%	32.49%	15.54%	0.82%	16.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,292,750	$4,204,128	$3,532,647	$3,421,651	$3,823,474
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.50%	1.53%
Portfolio turnover rate^	4%	4%	3%	5%	10%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.61	$18.04	$15.85	$15.99	$13.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.27	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investments and futures	2.53	5.58	2.21	(0.13)	2.04

Total from investment operations	2.84	5.85	2.48	0.07	2.22

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.21)	(0.19)

Net asset value, end of year	$26.13	$23.61	$18.04	$15.85	$15.99

Total return	12.03%	32.48%	15.62%	0.50%	15.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,472,926	$1,462,407	$1,194,810	$1,152,609	$1,297,833
Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	1.25%	1.30%	1.54%	1.25%	1.28%
Portfolio turnover rate^	4%	4%	3%	5%	10%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.71%	9.78%
Portfolio – Class K Shares*	8.97	10.05
BofA Merrill Lynch All U.S. Convertibles Index	9.44	11.38
* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.71% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, returned 9.44% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

A focus on growth convertibles led to overweighting two sectors that outperformed during 2014, Health Care and Technology, and at the same time resulted in underweighting in two sectors that materially underperformed, Consumer Staples and Materials.

•

An underweight to small cap convertibles (underlying equity market capitalizations less than $1 billion) was a positive contributor to relative performance. Small cap convertibles produced losses during 2014 while mid cap convertibles had a modestly positive return and large cap convertibles saw double digit returns.

•	Health Care offered positive contributors as successful drug launches (Medivation and Gilead Sciences) and acquisitions (Cubist Pharmaceuticals and Auxilium were both acquired) drove positive returns.

What hurt performance during the year:

•	Energy was the largest absolute detractor to performance as the rapid decline in oil prices raised concerns regarding more leveraged exploration and production companies and oil services firms.

•	An underweight in the Utilities sector hurt relative returns as investors sought income in a low yield environment.

•	Weak security selection in Industrials (Terex and Chart Industries) and Telecommunications (not owning SBA Communications and Level 3 Communications) was a drag on overall performance.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

We plan to continue to emphasize growth convertibles as opposed to value convertibles. This view is based on the fairly consistent outperformance of growth convertibles over intermediate and longer term periods. For 2014, growth convertibles outperformed value convertibles in every quarter, inclusive of the third quarter, when U.S. convertibles as an asset class produced negative returns. This focus on growth convertibles results in sector biases. For 2014, these biases included being overweight Health Care and Technology, and underweight Consumer Staples, Materials, and Utilities. We also have a negative bias towards small cap convertibles, given their historically weaker performance during periods of market stress.

U.S. convertibles appear well positioned given the state of domestic and global markets, in our opinion. From an economic perspective, we believe the U.S. should benefit from improving unemployment, lower energy prices and a supportive Federal Reserve. The outlook for U.S. interest rates is less clear. The case for higher rates rests on a strengthening U.S. economy and a less accommodative (though still supportive) Federal Reserve. The argument for lower rates stems from non-existent inflation and demand from foreign investors attracted to the relatively high yield of Treasuries as compared to other sovereign bonds. With equity markets near all-time highs and interest rates near historical lows, we would expect increased volatility and sector performance dispersion during 2015.

Portfolio Characteristics
As of December 31, 2014
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BB	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Exchange Traded Funds	27.8%
Information Technology	19.2
Health Care	14.8
Financials	11.3
Consumer Discretionary	7.6
Industrials	7.1
Energy	2.1
Consumer Staples	1.7
Materials	0.8
Telecommunication Services	0.5
Utilities	0.2
Cash and Other	6.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$997.03	$6.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61
Class K
Actual	1,000.00	997.62	5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.30% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

CONVERTIBLE PREFERRED STOCKS:
Consumer Staples (1.7%)
Food Products (1.7%)
Bunge Ltd.
4.875%	350	$39,375
Post Holdings, Inc.
2.500%*§	623	52,215
Tyson Foods, Inc.
4.750%	5,381	270,879

Total Consumer Staples		362,469

Energy (1.4%)
Oil, Gas & Consumable Fuels (1.4%)
Chesapeake Energy Corp.
5.750%§	245	250,819
Sanchez Energy Corp.
6.500%§	1,090	36,984

Total Energy		287,803

Financials (8.1%)
Banks (4.6%)
Bank of America Corp.
7.250%	51	59,311
Huntington Bancshares, Inc./Ohio
8.500%	266	353,780
KeyCorp
7.750%	1,200	156,624
Wells Fargo & Co.
7.500%	330	397,980

		967,695

Insurance (0.5%)
Maiden Holdings Ltd.
7.250%	2,350	113,552

Real Estate Investment Trusts (REITs) (3.0%)
Crown Castle International Corp.
4.500%	2,229	229,565
Health Care REIT, Inc.
6.500%	2,052	135,124
iStar Financial, Inc.
4.500%§	2,000	118,240
Weyerhaeuser Co.
6.375%	2,491	143,731

		626,660

Total Financials		1,707,907

Health Care (0.6%)
Health Care Equipment & Supplies (0.6%)
Alere, Inc.
3.000%	380	119,700

Total Health Care		119,700

Industrials (2.9%)
Aerospace & Defense (1.2%)
United Technologies Corp.
7.500%	4,257	261,082

Machinery (0.6%)
Stanley Black & Decker, Inc.
6.250%	1,000	$117,740

Road & Rail (1.1%)
Genesee & Wyoming, Inc.
5.000%	1,898	220,263

Total Industrials		599,085

Materials (0.8%)
Metals & Mining (0.8%)
Alcoa, Inc.
5.375%	3,164	159,624

Total Materials		159,624

Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
Intelsat S.A.
5.750%	1,050	49,350
Iridium Communications, Inc.
6.750%	57	20,732

		70,082

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.
5.500%*	610	32,324

Total Telecommunication Services		102,406

Utilities (0.2%)
Independent Power and Renewable Electricity Producers (0.2%)
Dynegy, Inc.
5.375%*	480	48,960

Total Utilities		48,960

Total Convertible Preferred Stock (16.2%) (Cost $3,403,765)		3,387,954

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (27.8%)
SPDR® Barclays Convertible Securities ETF (Cost $5,813,198)	123,370	5,784,820

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (49.1%)
Consumer Discretionary (7.6%)
Automobiles (0.2%)
Tesla Motors, Inc.
1.500%, 6/1/18	$27,000	50,153

Hotels, Restaurants & Leisure (0.6%)
MGM Resorts International
4.250%, 4/15/15	105,000	123,900

Household Durables (1.9%)
Jarden Corp.
1.875%, 9/15/18	110,000	172,494
Lennar Corp.
3.250%, 11/15/21§	16,000	31,040

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Ryland Group, Inc.
1.625%, 5/15/18	$155,000	$209,444

		412,978

Internet & Catalog Retail (1.7%)
HomeAway, Inc.
0.125%, 4/1/19§	17,000	15,948
Priceline Group, Inc.
1.000%, 3/15/18	247,000	328,201

		344,149

Media (2.6%)
Liberty Interactive LLC
0.750%, 3/30/43	230,000	326,887
Liberty Media Corp.
1.375%, 10/15/23	120,000	118,350
Live Nation Entertainment, Inc.
2.500%, 5/15/19§	80,000	84,500

		529,737

Specialty Retail (0.6%)
Restoration Hardware Holdings, Inc.
(Zero Coupon), 6/15/19§	122,000	126,041

Total Consumer Discretionary		1,586,958

Energy (0.7%)
Energy Equipment & Services (0.3%)
SEACOR Holdings, Inc.
2.500%, 12/15/27	60,000	63,450

Oil, Gas & Consumable Fuels (0.4%)
PDC Energy, Inc.
3.250%, 5/15/16§	82,000	94,556

Total Energy		158,006

Financials (3.2%)
Capital Markets (0.1%)
Walter Investment Management Corp.
4.500%, 11/1/19	35,000	26,425

Consumer Finance (0.5%)
Encore Capital Group, Inc.
3.000%, 7/1/20§	75,000	84,844
Ezcorp, Inc.
2.125%, 6/15/19§	26,000	24,245

		109,089

Diversified Financial Services (0.1%)
TPG Specialty Lending, Inc.
4.500%, 12/15/19§	18,000	17,505

Insurance (0.7%)
Fidelity National Financial, Inc.
4.250%, 8/15/18	75,000	141,516

Real Estate Investment Trusts (REITs) (1.6%)
Colony Financial, Inc.
5.000%, 4/15/23	35,000	37,384
iStar Financial, Inc.
3.000%, 11/15/16	36,000	45,517
Starwood Property Trust, Inc.
3.750%, 10/15/17	156,000	158,340
4.000%, 1/15/19	39,000	43,022

Starwood Waypoint Residential Trust
3.000%, 7/1/19§	$41,000	$39,539

		323,802

Real Estate Management & Development (0.2%)
Forest City Enterprises, Inc.
4.250%, 8/15/18	40,000	45,650

Total Financials		663,987

Health Care (14.2%)
Biotechnology (6.9%)
Acorda Therapeutics, Inc.
1.750%, 6/15/21	12,000	13,807
Aegerion Pharmaceuticals, Inc.
2.000%, 8/15/19§	40,000	31,575
BioMarin Pharmaceutical, Inc.
1.500%, 10/15/20	120,000	147,075
Cepheid, Inc.
1.250%, 2/1/21§	62,000	68,161
Cubist Pharmaceuticals, Inc.
1.875%, 9/1/20	200,000	272,000
Emergent Biosolutions, Inc.
2.875%, 1/15/21§	58,000	65,214
Gilead Sciences, Inc.
1.625%, 5/1/16	87,000	360,071
Incyte Corp.
0.375%, 11/15/18	17,000	25,394
1.250%, 11/15/20	58,000	89,356
Lexicon Pharmaceuticals, Inc.
5.250%, 12/1/21§	82,000	74,927
Medivation, Inc.
2.625%, 4/1/17	78,000	151,271
Orexigen Therapeutics, Inc.
2.750%, 12/1/20§	119,000	119,032
Regeneron Pharmaceuticals, Inc.
1.875%, 10/1/16	10,000	48,725

		1,466,608

Health Care Equipment & Supplies (1.4%)
HeartWare International, Inc.
3.500%, 12/15/17	70,000	74,769
Insulet Corp.
2.000%, 6/15/19	81,000	95,276
Spectranetics Corp.
2.625%, 6/1/34	27,000	34,628
Teleflex, Inc.
3.875%, 8/1/17	38,000	71,298

		275,971

Health Care Providers & Services (3.1%)
Anthem, Inc.
2.750%, 10/15/42	50,000	86,063
Brookdale Senior Living, Inc.
2.750%, 6/15/18	90,000	122,569
HealthSouth Corp.
2.000%, 12/1/43	125,000	138,984
Molina Healthcare, Inc.
1.125%, 1/15/20	41,000	56,990
Omnicare, Inc.
3.500%, 2/15/44	188,000	224,660

		629,266

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Life Sciences Tools & Services (1.1%)
Illumina, Inc.
0.250%, 3/15/16§	$78,000	$172,331
Sequenom, Inc.
5.000%, 10/1/17§	52,000	53,430

		225,761

Pharmaceuticals (1.7%)
Jazz Investments I Ltd.
1.875%, 8/15/21§	39,000	44,119
Mylan, Inc.
3.750%, 9/15/15	20,000	84,525
Teva Pharmaceutical Finance Co. LLC
0.250%, 2/1/26	124,000	169,415
Theravance, Inc.
2.125%, 1/15/23	75,000	58,031

		356,090

Total Health Care		2,953,696

Industrials (4.2%)
Air Freight & Logistics (0.5%)
XPO Logistics, Inc.
4.500%, 10/1/17	38,000	96,734

Airlines (0.9%)
AirTran Holdings, Inc.
5.250%, 11/1/16	65,000	190,287

Electrical Equipment (0.9%)
EnerSys, Inc. 3.375%, 6/1/38 (e)	46,000	71,099
General Cable Corp. 4.500%, 11/15/29 (e)	20,000	14,437
SolarCity Corp. 2.750%, 11/1/18	88,000	94,875

		180,411

Machinery (1.3%)
Chart Industries, Inc. 2.000%, 8/1/18	60,000	57,412
Greenbrier Cos., Inc. 3.500%, 4/1/18	53,000	79,699
Terex Corp. 4.000%, 6/1/15	20,000	34,875
Trinity Industries, Inc. 3.875%, 6/1/36	70,000	91,963

		263,949

Professional Services (0.4%)
Huron Consulting Group, Inc. 1.250%, 10/1/19§	91,000	94,697

Transportation Infrastructure (0.2%)
Macquarie Infrastructure Co. LLC 2.875%, 7/15/19	40,000	45,450

Total Industrials		871,528

Information Technology (19.2%)
Communications Equipment (1.6%)
Ciena Corp.
4.000%, 3/15/15 (m)	115,000	119,241
3.750%, 10/15/18§	103,000	127,527
JDS Uniphase Corp. 0.625%, 8/15/33	47,000	49,644

Palo Alto Networks, Inc. (Zero Coupon), 7/1/19§	$40,000	$50,525

		346,937

Electronic Equipment, Instruments & Components (0.7%)
TTM Technologies, Inc. 1.750%, 12/15/20	107,000	102,787
Vishay Intertechnology, Inc. 2.250%, 11/15/40§	30,000	33,244

		136,031

Internet Software & Services (3.5%)
Cornerstone OnDemand, Inc. 1.500%, 7/1/18	139,000	135,872
Equinix, Inc. 4.750%, 6/15/16	51,000	143,374
j2 Global, Inc. 3.250%, 6/15/29	23,000	25,329
LinkedIn Corp. 0.500%, 11/1/19§	16,000	16,880
Twitter, Inc. 0.250%, 9/15/19§	92,000	79,925
VeriSign, Inc. 4.086%, 8/15/37	102,000	174,739
Yahoo!, Inc. (Zero Coupon), 12/1/18	147,000	166,294

		742,413

IT Services (0.4%)
Cardtronics, Inc. 1.000%, 12/1/20	33,000	32,649
ServiceSource International, Inc. 1.500%, 8/1/18	59,000	43,992

		76,641

Semiconductors & Semiconductor Equipment (7.0%)
Microchip Technology, Inc. 2.125%, 12/15/37	96,000	171,240
Micron Technology, Inc.
2.375%, 5/1/32	100,000	364,375
3.000%, 11/15/43	130,000	171,031
Novellus Systems, Inc. 2.625%, 5/15/41	154,000	353,045
ON Semiconductor Corp. 2.625%, 12/15/26	124,000	147,405
SunEdison, Inc.
2.000%, 10/1/18§	70,000	102,725
0.250%, 1/15/20§	46,000	44,563
2.750%, 1/1/21§	17,000	25,468
Xilinx, Inc. 2.625%, 6/15/17	58,000	87,290

		1,467,142

Software (4.4%)
Cadence Design Systems, Inc. 2.625%, 6/1/15	45,000	112,894
Citrix Systems, Inc. 0.500%, 4/15/19§	90,000	94,781
Electronic Arts, Inc. 0.750%, 7/15/16	22,000	33,137
PROS Holdings, Inc. 2.000%, 12/1/19§	27,000	27,844
Salesforce.com, Inc. 0.250%, 4/1/18	365,000	415,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

ServiceNow, Inc. (Zero Coupon), 11/1/18	$35,000	$39,812
Synchronoss Technologies, Inc. 0.750%, 8/15/19	14,000	14,744
Take-Two Interactive Software, Inc. 1.750%, 12/1/16	81,000	122,513
Verint Systems, Inc. 1.500%, 6/1/21	37,000	40,839

		902,436

Technology Hardware, Storage & Peripherals (1.6%)
Electronics For Imaging, Inc. 0.750%, 9/1/19§	43,000	43,618
SanDisk Corp.
1.500%, 8/15/17	70,000	134,400
0.500%, 10/15/20	125,000	150,156

		328,174

Total Information Technology		3,999,774

Total Convertible Bonds		10,233,949

Total Long-Term Debt Securities (49.1%) (Cost $9,451,703)		10,233,949

Value (Note 1)

Total Investments (93.1%) (Cost $18,668,666)	$19,406,723
Other Assets Less Liabilities (6.9%)	1,433,282

Net Assets (100%)	$20,840,005

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $2,347,062 or 11.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $119,241 or 0.6% of net assets.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Consumer Discretionary	$—	$1,586,958	$—	$1,586,958
Energy	—	158,006	—	158,006
Financials	—	663,987	—	663,987
Health Care	—	2,953,696	—	2,953,696
Industrials	—	871,528	—	871,528
Information Technology	—	3,999,774	—	3,999,774
Convertible Preferred Stocks
Consumer Staples	310,254	52,215	—	362,469
Energy	—	287,803	—	287,803
Financials	1,707,907	—	—	1,707,907
Health Care	—	119,700	—	119,700
Industrials	378,822	220,263	—	599,085
Materials	159,624	—	—	159,624
Telecommunication Services	102,406	—	—	102,406
Utilities	48,960	—	—	48,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Investment Companies
Exchange Traded Funds (ETFs)	$5,784,820	$—	$—	$5,784,820

Total Assets	$8,492,793	$10,913,930	$—	$19,406,723

Total Liabilities	$—	$—	$—	$—

Total	$8,492,793	$10,913,930	$—	$19,406,723

(a)	A security with a market value of $118,240 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	A security with a market value of $119,700 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$10,908,558
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$4,786,767

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,197,749
Aggregate gross unrealized depreciation	(535,703)

Net unrealized appreciation	$662,046

Federal income tax cost of investments	$18,744,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $18,668,666)	$19,406,723
Cash	1,122,336
Dividends, interest and other receivables	345,973
Receivable from Separate Accounts for Trust shares sold	2,593
Receivable from investment manager	1,260
Other assets	92

Total assets	20,878,977

LIABILITIES
Payable for securities purchased	5,775
Distribution fees payable – Class IB	1,710
Payable to Separate Accounts for Trust shares redeemed	702
Trustees’ fees payable	42
Accrued expenses	30,743

Total liabilities	38,972

NET ASSETS	$20,840,005

Net assets were comprised of:
Paid in capital	$19,932,688
Accumulated undistributed net investment income (loss)	63,216
Accumulated undistributed net realized gain (loss) on investments	106,044
Net unrealized appreciation (depreciation) on investments	738,057

Net assets	$20,840,005

Class IB
Net asset value, offering and redemption price per share, $8,080,208 / 755,977 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.69

Class K
Net asset value, offering and redemption price per share, $12,759,797 / 1,195,898 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$390,229
Interest	146,312

Total income	536,541

EXPENSES
Investment management fees	126,374
Professional fees	47,786
Administrative fees	47,632
Custodian fees	36,000
Offering costs	35,587
Distribution fees – Class IB	17,930
Printing and mailing expenses	1,495
Trustees’ fees	432
Miscellaneous	16,351

Gross expenses	329,587
Less: Waiver from investment manager	(122,075)

Net expenses	207,512

NET INVESTMENT INCOME (LOSS)	329,029

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	397,699
Net distributions of realized gain received from Underlying Portfolios	159,549

Net realized gain (loss)	557,248

Net change in unrealized appreciation (depreciation) on investments	484,441

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,041,689

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,370,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$329,029	$69,435
Net realized gain (loss) on investments and net distributions of realized gain received from Underlying Portfolios	557,248	41,390
Net change in unrealized appreciation (depreciation) on investments	484,441	253,616

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,370,718	364,441

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(118,697)	(30,947)
Class K	(237,281)	(52,657)

	(355,978)	(83,604)

Distributions from net realized capital gains
Class IB	(157,648)	(11,174)
Class K	(247,419)	(19,013)

	(405,067)	(30,187)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(761,045)	(113,791)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 234,690 and 502,639 shares, respectively ]	2,518,506	5,026,573
Capital shares issued in reinvestment of dividends and distributions [ 25,719 and 4,201 shares, respectively ]	276,345	42,121
Capital shares repurchased [ (11,270) and (2) shares, respectively ]	(123,627)	(26)

Total Class IB transactions	2,671,224	5,068,668

Class K
Capital shares sold [ 439,535 and 840,666 shares, respectively ]	4,749,817	8,400,782
Capital shares issued in reinvestment of dividends and distributions [ 45,135 and 7,148 shares, respectively ]	484,700	71,670
Capital shares repurchased [ (116,087) and (20,499) shares, respectively ]	(1,261,337)	(205,842)

Total Class K transactions	3,973,180	8,266,610

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,644,404	13,335,278

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,254,077	13,585,928
NET ASSETS:
Beginning of period	13,585,928	—

End of period (a)	$20,840,005	$13,585,928

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$63,216	$(3,082)

* The Portfolio commenced operations on October 28, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.05
Net realized and unrealized gain (loss) on investments	0.71	0.21

Total from investment operations	0.89	0.26

Less distributions:
Dividends from net investment income	(0.16)	(0.06)
Distributions from net realized gains	(0.22)	(0.02)

Total dividends and distributions	(0.38)	(0.08)

Net asset value, end of period	$10.69	$10.18

Total return (b)	8.71%	2.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,080	$5,161
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.30%	1.30%
Before waivers and reimbursements (a)(f)	1.97%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.66%	2.87	%(l)
Before waivers and reimbursements (a)(f)	0.98%	1.90	%(l)
Portfolio turnover rate (z)^	28%	4%

Class K	Year Ended December 31, 2014	October 28, 2013* to December 31, 2013
Net asset value, beginning of period	$10.18	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.06
Net realized and unrealized gain (loss) on investments	0.71	0.20

Total from investment operations	0.92	0.26

Less distributions:
Dividends from net investment income	(0.21)	(0.06)
Distributions from net realized gains	(0.22)	(0.02)

Total dividends and distributions	(0.43)	(0.08)

Net asset value, end of period	$10.67	$10.18

Total return (b)	8.97%	2.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,760	$8,425
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.05%	1.05%
Before waivers and reimbursements (a)(f)	1.73%	2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.93%	3.14	%(l)
Before waivers and reimbursements (a)(f)	1.25%	2.12	%(l)
Portfolio turnover rate (z)^	28%	4%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.36%	2.97%	1.86%
Portfolio – Class IB Shares	2.46	2.88	1.68
Portfolio – Class K Shares***	2.62	N/A	1.62
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.10
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.46% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned 3.13% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

2014 was an unexpected year for U.S. fixed income as treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation, even as the U.S. economy displayed signs of healthy growth from mid-year onward. Conversely, the year didn’t begin as it ended, starting off with weak employment reports and a dismal first quarter gross domestic product (GDP). Things quickly changed, however, with a clearer growth picture showing better GDP and employment prints from second quarter and onward. The Federal Reserve also weighed in on the situation, showing patience with any possible rate increases over the course of the year but notably ending the quantitative easing (QE) program in October that began in 2008.

The annual return information by major components came in as follows: Intermediate U.S. Treasury 2.57%, Intermediate U.S. Agency 2.05%, Intermediate Corporate 4.35% and Intermediate Non-Corporate at 3.46%.

It was a series of geopolitical events and increased volatility in stock and commodity markets over the course of 2014, that provided support for U.S. government bonds as tensions between Russia and Ukraine peaked in the second quarter, the U.S. began airstrikes in Syria to battle ISIS and the Scottish independence referendum caused investor uneasiness in quarter three. The relatively higher yields on U.S. bonds versus other countries such as Germany and Japan also assisted in the rally as spreads between the U.S. generic 10 year Treasury and its G7 peers hit the highest since November 2006 with the soaring U.S. dollar adding to the allure for U.S. denominated assets. Against this backdrop, the Portfolio slightly underperformed its benchmark.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	4.17
Weighted Average Coupon (%)	2.75
Weighted Average Modified Duration (Years)*	3.89
Weighted Average Rating**	AA3

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	61.3%
Corporate Bonds	31.7
Investment Companies	6.2
Preferred Stocks	0.0 #
Cash and Other	0.8

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,004.31	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.62
Class IB
Actual	1,000.00	1,005.32	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.62
Class K
Actual	1,000.00	1,005.85	2.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.88	2.35

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (31.7%)
Consumer Discretionary (2.0%)
Auto Components (0.1%)
Delphi Corp.
6.125%, 5/15/21	$1,500,000	$1,621,875
4.150%, 3/15/24	865,000	886,625
Johnson Controls, Inc.
5.500%, 1/15/16	1,000,000	1,047,225
1.400%, 11/2/17	360,000	357,383
5.000%, 3/30/20	919,000	1,007,272
4.250%, 3/1/21	680,000	728,512
3.625%, 7/2/24	214,000	215,447
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,205,031

		7,069,370

Diversified Consumer Services (0.0%)
Graham Holdings Co.
7.250%, 2/1/19	500,000	562,359

Hotels, Restaurants & Leisure (0.2%)
Brinker International, Inc.
2.600%, 5/15/18	175,000	174,562
3.875%, 5/15/23	250,000	249,063
Carnival Corp.
1.875%, 12/15/17	600,000	595,428
3.950%, 10/15/20	666,000	694,954
Hyatt Hotels Corp.
3.875%, 8/15/16	350,000	364,066
5.375%, 8/15/21	350,000	401,605
International Game Technology
7.500%, 6/15/19	1,202,000	1,285,886
5.500%, 6/15/20	100,000	102,471
Marriott International, Inc.
3.375%, 10/15/20	626,000	639,552
3.250%, 9/15/22	1,700,000	1,704,510
McDonald’s Corp.
5.800%, 10/15/17	1,000,000	1,115,933
5.350%, 3/1/18	968,000	1,076,038
5.000%, 2/1/19	750,000	833,698
3.500%, 7/15/20	150,000	158,628
3.625%, 5/20/21	400,000	424,609
3.250%, 6/10/24	1,000,000	1,015,897
Starbucks Corp.
0.875%, 12/5/16	286,000	284,912
6.250%, 8/15/17	600,000	673,559
3.850%, 10/1/23	850,000	904,939
Wyndham Worldwide Corp.
2.500%, 3/1/18	950,000	950,000
4.250%, 3/1/22	1,094,000	1,115,880
Yum! Brands, Inc.
5.300%, 9/15/19	100,000	110,661
3.875%, 11/1/20	1,125,000	1,186,861

		16,063,712

Household Durables (0.0%)
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	251,924
3.800%, 11/15/24	300,000	304,630
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,202,384

Newell Rubbermaid, Inc.
2.875%, 12/1/19	$550,000	$550,999
4.000%, 12/1/24	400,000	408,037
NVR, Inc.
3.950%, 9/15/22	150,000	154,286
Tupperware Brands Corp.
4.750%, 6/1/21	500,000	536,385
Whirlpool Corp.
1.650%, 11/1/17	175,000	174,674
2.400%, 3/1/19	900,000	893,994
4.850%, 6/15/21	400,000	440,374
3.700%, 3/1/23	250,000	254,334
3.700%, 5/1/25	500,000	506,758

		5,678,779

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
1.200%, 11/29/17	1,500,000	1,481,843
2.600%, 12/5/19	450,000	454,361
3.300%, 12/5/21	1,050,000	1,065,432
2.500%, 11/29/22	1,200,000	1,135,801
3.800%, 12/5/24	1,000,000	1,024,107
Expedia, Inc.
7.456%, 8/15/18	500,000	581,075
5.950%, 8/15/20	1,394,000	1,556,052
QVC, Inc.
3.125%, 4/1/19	333,000	332,527
5.125%, 7/2/22	500,000	525,725
4.375%, 3/15/23	300,000	300,723
4.850%, 4/1/24	500,000	508,575
4.450%, 2/15/25	670,000	655,763

		9,621,984

Leisure Products (0.0%)
Hasbro, Inc.
3.150%, 5/15/21	500,000	499,218
Mattel, Inc.
1.700%, 3/15/18	500,000	494,477
2.350%, 5/6/19	500,000	498,158
3.150%, 3/15/23	300,000	294,953

		1,786,806

Media (1.1%)
21st Century Fox America, Inc.
8.000%, 10/17/16	2,300,000	2,567,929
6.900%, 3/1/19	596,000	702,279
5.650%, 8/15/20	594,000	680,601
4.500%, 2/15/21	500,000	547,345
3.000%, 9/15/22	1,000,000	992,472
CBS Corp.
5.750%, 4/15/20	1,256,000	1,430,915
3.375%, 3/1/22	2,000,000	2,008,775
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	89,116
Comcast Corp.
5.900%, 3/15/16	2,562,000	2,717,271
6.500%, 1/15/17	1,841,000	2,032,885
5.700%, 7/1/19	1,289,000	1,477,381
5.150%, 3/1/20	2,806,000	3,163,686
3.125%, 7/15/22	1,050,000	1,070,967
2.850%, 1/15/23	2,150,000	2,147,614
3.600%, 3/1/24	2,000,000	2,087,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	$1,062,000	$1,085,889
2.400%, 3/15/17	2,000,000	2,038,135
1.750%, 1/15/18	1,000,000	994,190
5.875%, 10/1/19	800,000	912,008
5.200%, 3/15/20	604,000	670,311
4.600%, 2/15/21	1,312,000	1,410,112
5.000%, 3/1/21	1,800,000	1,975,021
3.800%, 3/15/22	850,000	867,167
4.450%, 4/1/24	1,500,000	1,579,465
Discovery Communications LLC
5.050%, 6/1/20	2,262,000	2,482,784
4.375%, 6/15/21	62,000	65,736
3.300%, 5/15/22	500,000	491,954
3.250%, 4/1/23	1,000,000	973,034
Grupo Televisa S.A.B.
6.000%, 5/15/18	600,000	669,360
Historic TW, Inc.
6.875%, 6/15/18	62,000	71,497
Interpublic Group of Cos., Inc.
2.250%, 11/15/17	900,000	901,377
4.000%, 3/15/22	315,000	322,516
NBCUniversal Media LLC
5.150%, 4/30/20	1,983,000	2,248,415
4.375%, 4/1/21	1,971,000	2,161,658
2.875%, 1/15/23	156,000	155,706
Omnicom Group, Inc.
5.900%, 4/15/16	62,000	65,545
6.250%, 7/15/19	673,000	780,819
4.450%, 8/15/20	1,280,000	1,375,234
3.625%, 5/1/22	1,281,000	1,315,469
3.650%, 11/1/24	750,000	754,316
Reed Elsevier Capital, Inc.
8.625%, 1/15/19	1,691,000	2,060,196
Scripps Networks Interactive, Inc.
2.750%, 11/15/19	500,000	501,085
3.900%, 11/15/24	800,000	810,282
Thomson Reuters Corp.
0.875%, 5/23/16	1,313,000	1,305,676
1.650%, 9/29/17	500,000	497,541
6.500%, 7/15/18	1,058,000	1,203,756
4.700%, 10/15/19	369,000	398,988
4.300%, 11/23/23	500,000	529,409
Time Warner Cable, Inc.
5.850%, 5/1/17	1,706,000	1,860,967
6.750%, 7/1/18	2,500,000	2,863,002
8.750%, 2/14/19	1,000,000	1,234,699
8.250%, 4/1/19	1,846,000	2,253,845
5.000%, 2/1/20	1,061,000	1,164,495
4.000%, 9/1/21	1,500,000	1,591,473
Time Warner, Inc.
5.875%, 11/15/16	1,480,000	1,601,921
4.875%, 3/15/20	2,700,000	2,957,136
4.700%, 1/15/21	1,812,000	1,972,472
3.400%, 6/15/22	500,000	504,998
4.050%, 12/15/23	1,250,000	1,305,694
3.550%, 6/1/24	2,000,000	2,007,157
Viacom, Inc.
6.250%, 4/30/16	1,339,000	1,430,253
3.500%, 4/1/17	156,000	162,527

2.500%, 9/1/18	$200,000	$201,626
2.200%, 4/1/19	600,000	591,720
5.625%, 9/15/19	1,641,000	1,848,897
3.875%, 12/15/21	125,000	129,522
3.125%, 6/15/22	500,000	486,701
3.250%, 3/15/23	1,000,000	964,868
4.250%, 9/1/23	1,100,000	1,136,311
Walt Disney Co.
6.000%, 7/17/17	446,000	497,578
1.100%, 12/1/17	2,000,000	1,981,455
5.500%, 3/15/19	500,000	570,807
1.850%, 5/30/19	1,000,000	993,447
3.750%, 6/1/21	181,000	195,602
2.750%, 8/16/21	1,000,000	1,017,225
2.550%, 2/15/22	2,000,000	1,990,536
2.350%, 12/1/22	650,000	633,440
WPP Finance 2010
4.750%, 11/21/21	160,000	175,687
3.750%, 9/19/24	1,000,000	1,004,670

		94,722,412

Multiline Retail (0.2%)
Dollar General Corp.
4.125%, 7/15/17	1,000,000	1,037,374
1.875%, 4/15/18	194,000	187,102
3.250%, 4/15/23	1,150,000	1,048,638
Family Dollar Stores, Inc.
5.000%, 2/1/21	300,000	313,804
Kohl’s Corp.
6.250%, 12/15/17	748,000	832,506
4.750%, 12/15/23	800,000	856,750
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	1,112,000	1,205,130
3.875%, 1/15/22	400,000	415,500
4.375%, 9/1/23	635,000	678,656
3.625%, 6/1/24	1,000,000	1,011,250
Nordstrom, Inc.
6.250%, 1/15/18	277,000	312,286
4.750%, 5/1/20	584,000	645,609
4.000%, 10/15/21	600,000	642,893
Target Corp.
5.875%, 7/15/16	1,000,000	1,075,714
6.000%, 1/15/18	1,550,000	1,747,325
2.300%, 6/26/19	1,500,000	1,515,292
3.875%, 7/15/20	1,000,000	1,075,666

		14,601,495

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
4.500%, 1/15/22	160,000	170,227
4.500%, 12/1/23	1,000,000	1,066,926
AutoZone, Inc.
4.000%, 11/15/20	1,956,000	2,067,973
3.700%, 4/15/22	350,000	360,657
Bed Bath & Beyond, Inc.
3.749%, 8/1/24	350,000	356,358
Gap, Inc.
5.950%, 4/12/21	1,094,000	1,242,027
Home Depot, Inc.
5.400%, 3/1/16	3,758,000	3,967,247
2.250%, 9/10/18	742,000	755,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.000%, 6/15/19	$1,000,000	$999,992
4.400%, 4/1/21	650,000	720,496
2.700%, 4/1/23	800,000	791,152
3.750%, 2/15/24	1,000,000	1,066,547
Lowe’s Cos., Inc.
2.125%, 4/15/16	1,150,000	1,167,267
5.400%, 10/15/16	94,000	100,860
1.625%, 4/15/17	250,000	251,565
4.625%, 4/15/20	1,089,000	1,210,883
3.120%, 4/15/22	750,000	769,334
3.875%, 9/15/23	1,000,000	1,070,405
3.125%, 9/15/24	500,000	503,805
O’Reilly Automotive, Inc.
4.875%, 1/14/21	285,000	315,529
4.625%, 9/15/21	300,000	328,164
3.800%, 9/1/22	300,000	310,224
3.850%, 6/15/23	250,000	259,642
Ross Stores, Inc.
3.375%, 9/15/24	300,000	299,325
Signet UK Finance plc
4.700%, 6/15/24	500,000	481,875
Staples, Inc.
2.750%, 1/12/18	1,000,000	997,431
4.375%, 1/12/23	100,000	99,688
TJX Cos., Inc.
6.950%, 4/15/19	385,000	458,231
2.750%, 6/15/21	750,000	751,341
2.500%, 5/15/23	450,000	431,559

		23,372,421

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	437,000	447,509
6.125%, 12/1/17	100,000	112,052
NIKE, Inc.
2.250%, 5/1/23	450,000	436,090
Ralph Lauren Corp.
2.125%, 9/26/18	300,000	301,932

		1,297,583

Total Consumer Discretionary		174,776,921

Consumer Staples (2.3%)
Beverages (0.8%)
Anheuser-Busch Cos. LLC
5.050%, 10/15/16	1,000,000	1,067,574
5.000%, 3/1/19	62,000	68,836
Anheuser-Busch InBev Finance, Inc.
0.800%, 1/15/16	2,000,000	2,001,034
1.125%, 1/27/17	850,000	850,009
1.250%, 1/17/18	500,000	493,719
2.625%, 1/17/23	2,356,000	2,288,675
3.700%, 2/1/24	2,500,000	2,587,025
Anheuser-Busch InBev Worldwide, Inc.
2.875%, 2/15/16	250,000	255,663
1.375%, 7/15/17	1,414,000	1,412,886
7.750%, 1/15/19	3,300,000	3,994,044
5.375%, 1/15/20	2,181,000	2,467,795
4.375%, 2/15/21	1,158,000	1,268,095
2.500%, 7/15/22	1,300,000	1,265,747

Beam Suntory, Inc.
5.375%, 1/15/16	$45,000	$47,008
1.750%, 6/15/18	500,000	495,215
3.250%, 5/15/22	250,000	248,703
3.250%, 6/15/23	500,000	490,396
Bottling Group LLC
5.125%, 1/15/19	846,000	943,069
Brown-Forman Corp.
2.500%, 1/15/16	350,000	355,501
1.000%, 1/15/18	500,000	490,171
Coca-Cola Co.
1.800%, 9/1/16	1,896,000	1,928,256
0.750%, 11/1/16	667,000	665,389
1.650%, 3/14/18	1,800,000	1,809,923
1.150%, 4/1/18	500,000	494,690
2.450%, 11/1/20	1,000,000	1,005,837
3.150%, 11/15/20	2,401,000	2,505,435
3.300%, 9/1/21	1,000,000	1,051,731
2.500%, 4/1/23	1,000,000	976,508
3.200%, 11/1/23	2,650,000	2,720,058
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	250,000	253,018
3.500%, 9/15/20	150,000	154,611
3.250%, 8/19/21	350,000	360,362
Coca-Cola Femsa S.A.B. de C.V.
2.375%, 11/26/18	1,450,000	1,445,795
3.875%, 11/26/23	500,000	523,400
Diageo Capital plc
0.625%, 4/29/16	2,000,000	1,994,027
5.500%, 9/30/16	187,000	201,143
5.750%, 10/23/17	1,700,000	1,891,363
1.125%, 4/29/18	1,250,000	1,219,190
2.625%, 4/29/23	1,500,000	1,457,068
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	996,945
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	1,794,000	1,830,447
2.600%, 1/15/19	300,000	303,697
3.200%, 11/15/21	300,000	305,831
Fomento Economico Mexicano S.A.B. de C.V.
2.875%, 5/10/23	150,000	139,485
Molson Coors Brewing Co.
3.500%, 5/1/22	500,000	502,685
PepsiCo, Inc.
0.700%, 2/26/16	1,150,000	1,149,516
2.500%, 5/10/16	300,000	306,643
0.950%, 2/22/17	1,036,000	1,029,848
1.250%, 8/13/17	1,900,000	1,890,451
5.000%, 6/1/18	156,000	172,617
7.900%, 11/1/18	1,297,000	1,575,148
2.250%, 1/7/19	1,000,000	1,011,037
4.500%, 1/15/20	2,700,000	2,977,050
3.125%, 11/1/20	250,000	258,097
2.750%, 3/5/22	1,750,000	1,736,696
2.750%, 3/1/23	1,000,000	983,874
3.600%, 3/1/24	1,000,000	1,042,086

		63,961,122

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.500%, 3/15/17	1,730,000	1,892,725
1.125%, 12/15/17	1,000,000	992,618
1.700%, 12/15/19	1,000,000	977,492

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

CVS Health Corp.
6.125%, 8/15/16	$346,000	$373,091
5.750%, 6/1/17	1,545,000	1,704,636
2.250%, 12/5/18	694,000	700,484
2.250%, 8/12/19	1,500,000	1,493,141
4.750%, 5/18/20	304,000	334,064
2.750%, 12/1/22	2,000,000	1,942,604
4.000%, 12/5/23	1,100,000	1,166,490
Delhaize Group S.A.
4.125%, 4/10/19	350,000	366,926
Kroger Co.
6.400%, 8/15/17	100,000	111,676
6.150%, 1/15/20	1,602,000	1,849,937
3.300%, 1/15/21	100,000	101,546
2.950%, 11/1/21	960,000	953,589
3.400%, 4/15/22	350,000	355,993
3.850%, 8/1/23	1,250,000	1,295,788
4.000%, 2/1/24	190,000	198,624
Safeway, Inc.
5.000%, 8/15/19 (b)	568,000	577,940
3.950%, 8/15/20 (b)	1,151,000	1,162,510
Sysco Corp.
1.450%, 10/2/17	555,000	553,874
5.250%, 2/12/18	1,139,000	1,260,962
3.000%, 10/2/21	580,000	591,445
Walgreens Boots Alliance, Inc.
1.800%, 9/15/17	800,000	800,863
1.750%, 11/17/17	1,000,000	1,002,715
5.250%, 1/15/19	650,000	720,692
2.700%, 11/18/19	1,000,000	1,004,400
3.300%, 11/18/21	940,000	945,288
3.100%, 9/15/22	1,281,000	1,267,082
3.800%, 11/18/24	2,000,000	2,038,762
Wal-Mart Stores, Inc.
0.600%, 4/11/16	1,000,000	1,000,330
2.800%, 4/15/16	3,000,000	3,084,504
1.000%, 4/21/17	1,000,000	997,190
5.800%, 2/15/18	596,000	673,415
1.125%, 4/11/18	1,625,000	1,606,327
4.125%, 2/1/19	1,750,000	1,903,602
3.625%, 7/8/20	187,000	199,733
3.250%, 10/25/20	3,037,000	3,172,715
2.550%, 4/11/23	1,650,000	1,626,531
3.300%, 4/22/24	2,000,000	2,060,951

		45,063,255

Food Products (0.5%)
Archer-Daniels-Midland Co.
5.450%, 3/15/18	1,300,000	1,441,237
4.479%, 3/1/21	250,000	275,170
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	250,000	258,142
8.500%, 6/15/19	565,000	692,404
Campbell Soup Co.
3.050%, 7/15/17	269,000	277,335
4.500%, 2/15/19	521,000	560,674
4.250%, 4/15/21	100,000	108,043
2.500%, 8/2/22	363,000	345,463
ConAgra Foods, Inc.
1.300%, 1/25/16	1,000,000	1,002,257
1.900%, 1/25/18	1,375,000	1,361,775
7.000%, 4/15/19	1,150,000	1,348,305
3.200%, 1/25/23	2,306,000	2,254,666

General Mills, Inc.
5.650%, 2/15/19	$1,202,000	$1,357,245
2.200%, 10/21/19	1,000,000	992,275
3.150%, 12/15/21	2,000,000	2,050,596
Hershey Co.
1.500%, 11/1/16	280,000	282,545
4.125%, 12/1/20	500,000	541,300
2.625%, 5/1/23	250,000	243,922
Hormel Foods Corp.
4.125%, 4/15/21	350,000	381,723
Ingredion, Inc.
1.800%, 9/25/17	250,000	249,622
4.625%, 11/1/20	269,000	288,423
J.M. Smucker Co.
3.500%, 10/15/21	750,000	783,489
Kellogg Co.
4.450%, 5/30/16	620,000	647,758
1.750%, 5/17/17	1,000,000	1,005,016
3.250%, 5/21/18	290,000	300,925
4.150%, 11/15/19	500,000	538,955
4.000%, 12/15/20	542,000	582,525
3.125%, 5/17/22	500,000	504,341
Kraft Foods Group, Inc.
2.250%, 6/5/17	1,000,000	1,016,174
6.125%, 8/23/18	1,250,000	1,425,141
5.375%, 2/10/20	1,163,000	1,320,715
3.500%, 6/6/22	1,700,000	1,742,015
McCormick & Co., Inc.
3.900%, 7/15/21	250,000	270,391
3.500%, 9/1/23	357,000	373,903
Mead Johnson Nutrition Co.
4.900%, 11/1/19	804,000	881,602
Mondelez International, Inc.
4.125%, 2/9/16	3,154,000	3,270,765
6.125%, 2/1/18	1,866,000	2,095,394
4.000%, 2/1/24	2,150,000	2,254,428
Tyson Foods, Inc.
2.650%, 8/15/19	2,750,000	2,783,923
4.500%, 6/15/22	1,375,000	1,490,185
Unilever Capital Corp.
2.750%, 2/10/16	700,000	717,816
0.850%, 8/2/17	1,500,000	1,485,548
4.800%, 2/15/19	1,296,000	1,438,176
2.200%, 3/6/19	500,000	505,017
4.250%, 2/10/21	350,000	385,374

		44,132,698

Household Products (0.2%)
Church & Dwight Co., Inc.
2.450%, 12/15/19	500,000	496,476
Clorox Co.
3.800%, 11/15/21	500,000	530,488
3.050%, 9/15/22	610,000	602,540
3.500%, 12/15/24	500,000	501,264
Colgate-Palmolive Co.
1.500%, 11/1/18	500,000	497,782
2.300%, 5/3/22	1,000,000	982,061
2.100%, 5/1/23	1,000,000	952,186
3.250%, 3/15/24	500,000	516,097
Energizer Holdings, Inc.
4.700%, 5/19/21	650,000	674,515

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Kimberly-Clark Corp.
6.125%, 8/1/17	$1,858,000	$2,077,237
7.500%, 11/1/18	800,000	961,818
1.900%, 5/22/19	500,000	495,166
3.875%, 3/1/21	100,000	108,316
Procter & Gamble Co.
1.600%, 11/15/18	900,000	897,755
4.700%, 2/15/19	2,465,000	2,739,125
3.100%, 8/15/23	2,625,000	2,694,078

		15,726,904

Tobacco (0.3%)
Altria Group, Inc.
9.700%, 11/10/18	913,000	1,160,114
9.250%, 8/6/19	2,437,000	3,129,898
2.625%, 1/14/20	1,500,000	1,503,690
4.750%, 5/5/21	950,000	1,051,980
2.850%, 8/9/22	1,700,000	1,647,039
2.950%, 5/2/23	156,000	151,111
Lorillard Tobacco Co.
3.500%, 8/4/16	355,000	365,007
8.125%, 6/23/19	572,000	693,405
6.875%, 5/1/20	1,266,000	1,491,037
3.750%, 5/20/23	500,000	495,448
Philip Morris International, Inc.
2.500%, 5/16/16	600,000	614,058
1.625%, 3/20/17	250,000	252,707
1.125%, 8/21/17	1,000,000	994,298
1.250%, 11/9/17	160,000	159,084
5.650%, 5/16/18	2,689,000	3,030,891
1.875%, 1/15/19	600,000	594,975
4.500%, 3/26/20	1,000,000	1,099,782
4.125%, 5/17/21	300,000	326,003
2.500%, 8/22/22	1,000,000	973,052
2.625%, 3/6/23	1,150,000	1,121,016
3.600%, 11/15/23	600,000	625,433
3.250%, 11/10/24	500,000	500,278
Reynolds American, Inc.
6.750%, 6/15/17	900,000	1,000,311
3.250%, 11/1/22	694,000	675,850
4.850%, 9/15/23	1,500,000	1,610,998

		25,267,465

Total Consumer Staples		194,151,444

Energy (3.3%)
Energy Equipment & Services (0.3%)
Baker Hughes, Inc.
3.200%, 8/15/21	1,000,000	1,011,903
Cameron International Corp.
1.150%, 12/15/16	468,000	461,852
6.375%, 7/15/18	300,000	336,824
4.500%, 6/1/21	350,000	366,855
4.000%, 12/15/23	750,000	756,270
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	915,000	992,075
Ensco plc
3.250%, 3/15/16	501,000	510,265
4.700%, 3/15/21	2,166,000	2,173,155
FMC Technologies, Inc.
2.000%, 10/1/17	250,000	248,039
3.450%, 10/1/22	400,000	385,415

Halliburton Co.
2.000%, 8/1/18	$250,000	$248,947
6.150%, 9/15/19	1,723,000	1,989,587
3.250%, 11/15/21	350,000	354,415
3.500%, 8/1/23	800,000	806,252
Nabors Industries, Inc.
2.350%, 9/15/16	500,000	501,952
6.150%, 2/15/18	800,000	832,001
9.250%, 1/15/19	1,300,000	1,510,233
5.000%, 9/15/20	700,000	680,698
4.625%, 9/15/21	156,000	146,367
National Oilwell Varco, Inc.
1.350%, 12/1/17	500,000	491,996
2.600%, 12/1/22	687,000	638,870
Oceaneering International, Inc.
4.650%, 11/15/24	500,000	489,453
Pride International, Inc.
8.500%, 6/15/19	125,000	149,045
Rowan Cos., Inc.
7.875%, 8/1/19	345,000	389,726
4.875%, 6/1/22	47,000	46,322
4.750%, 1/15/24	1,000,000	942,783
Transocean, Inc.
2.500%, 10/15/17	156,000	137,396
6.000%, 3/15/18	645,000	615,375
6.500%, 11/15/20	1,189,000	1,122,271
6.375%, 12/15/21	150,000	137,487
3.800%, 10/15/22	1,100,000	892,554
Weatherford International Ltd.
5.500%, 2/15/16	597,000	617,340
6.000%, 3/15/18	408,000	434,419
9.625%, 3/1/19	1,559,000	1,835,503
5.125%, 9/15/20	1,000,000	1,015,714
4.500%, 4/15/22	250,000	222,912
Western Atlas, Inc.
6.000%, 6/1/18	200,000	224,502

		24,716,773

Oil, Gas & Consumable Fuels (3.0%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	1,673,000	1,787,623
6.375%, 9/15/17	1,500,000	1,668,647
8.700%, 3/15/19	927,000	1,139,259
3.450%, 7/15/24	800,000	778,464
Apache Corp.
5.625%, 1/15/17	890,000	958,743
1.750%, 4/15/17	500,000	498,477
3.625%, 2/1/21	1,000,000	1,009,929
3.250%, 4/15/22	362,000	355,791
Boardwalk Pipelines LP
5.750%, 9/15/19	739,000	794,611
BP Capital Markets plc
3.200%, 3/11/16	1,250,000	1,283,405
1.375%, 11/6/17	750,000	742,826
1.375%, 5/10/18	2,519,000	2,473,669
2.241%, 9/26/18	1,500,000	1,507,688
4.750%, 3/10/19	1,121,000	1,223,950
2.237%, 5/10/19	100,000	99,370
2.521%, 1/15/20	880,000	870,706
4.500%, 10/1/20	1,637,000	1,763,819
4.742%, 3/11/21	1,000,000	1,088,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.561%, 11/1/21	$1,500,000	$1,531,769
3.245%, 5/6/22	1,375,000	1,351,409
2.500%, 11/6/22	1,500,000	1,391,056
2.750%, 5/10/23	1,000,000	937,216
3.994%, 9/26/23	500,000	514,440
3.814%, 2/10/24	1,150,000	1,156,814
3.535%, 11/4/24	1,150,000	1,139,103
Buckeye Partners LP
5.500%, 8/15/19	479,000	524,452
4.875%, 2/1/21	1,420,000	1,489,194
Canadian Natural Resources Ltd.
5.700%, 5/15/17	2,095,000	2,280,223
1.750%, 1/15/18	875,000	867,563
5.900%, 2/1/18	100,000	110,602
3.800%, 4/15/24	64,000	62,967
Cenovus Energy, Inc.
5.700%, 10/15/19	1,673,000	1,848,696
3.800%, 9/15/23	500,000	488,359
Chevron Corp.
0.889%, 6/24/16	1,000,000	1,001,330
1.104%, 12/5/17	1,500,000	1,490,964
1.718%, 6/24/18	2,000,000	2,001,810
4.950%, 3/3/19	1,346,000	1,497,181
2.193%, 11/15/19	715,000	718,076
2.427%, 6/24/20	2,250,000	2,265,689
2.355%, 12/5/22	1,800,000	1,729,355
3.191%, 6/24/23	1,425,000	1,451,907
CNOOC Finance 2013 Ltd.
1.125%, 5/9/16	231,000	230,042
1.750%, 5/9/18	254,000	249,504
3.000%, 5/9/23	2,450,000	2,315,593
CNOOC Nexen Finance 2014 ULC
1.625%, 4/30/17	2,000,000	1,985,863
4.250%, 4/30/24	1,100,000	1,136,575
ConocoPhillips Co.
1.050%, 12/15/17	1,750,000	1,723,596
5.750%, 2/1/19	2,166,000	2,462,611
6.000%, 1/15/20	1,000,000	1,158,675
2.400%, 12/15/22	1,806,000	1,711,878
3.350%, 11/15/24	250,000	250,947
Continental Resources, Inc.
4.500%, 4/15/23	3,650,000	3,402,285
3.800%, 6/1/24	685,000	606,335
Devon Energy Corp.
2.250%, 12/15/18	250,000	248,606
6.300%, 1/15/19	1,000,000	1,143,096
4.000%, 7/15/21	837,000	864,097
3.250%, 5/15/22	750,000	733,707
Ecopetrol S.A.
4.250%, 9/18/18	1,000,000	1,027,500
7.625%, 7/23/19	1,859,000	2,142,497
El Paso Natural Gas Co. LLC
5.950%, 4/15/17	500,000	536,883
El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	375,000	423,123
Enable Midstream Partners LP
2.400%, 5/15/19§	750,000	729,221
3.900%, 5/15/24§	750,000	728,250
Enbridge Energy Partners LP
9.875%, 3/1/19	500,000	634,713
5.200%, 3/15/20	1,081,000	1,177,909
4.200%, 9/15/21	500,000	517,920

Enbridge, Inc.
5.600%, 4/1/17	$200,000	$213,457
3.500%, 6/10/24	1,000,000	919,599
EnCana Corp.
5.900%, 12/1/17	1,669,000	1,817,376
6.500%, 5/15/19	618,000	696,982
Energy Transfer Partners LP
6.700%, 7/1/18	844,000	946,509
9.700%, 3/15/19	346,000	432,388
9.000%, 4/15/19	1,000,000	1,228,388
4.150%, 10/1/20	800,000	819,367
4.650%, 6/1/21	250,000	260,316
5.200%, 2/1/22	1,000,000	1,065,568
3.600%, 2/1/23	1,150,000	1,110,439
EnLink Midstream Partners LP
4.400%, 4/1/24	1,000,000	1,010,027
Enterprise Products Operating LLC
3.200%, 2/1/16	2,000,000	2,045,960
6.300%, 9/15/17	100,000	111,438
6.650%, 4/15/18	2,000,000	2,274,090
2.550%, 10/15/19	750,000	740,520
5.250%, 1/31/20	200,000	220,146
5.200%, 9/1/20	1,500,000	1,651,707
4.050%, 2/15/22	500,000	517,022
3.350%, 3/15/23	1,356,000	1,330,326
3.750%, 2/15/25	415,000	411,431
EOG Resources, Inc.
5.625%, 6/1/19	1,094,000	1,233,761
4.100%, 2/1/21	1,625,000	1,723,243
EQT Corp.
6.500%, 4/1/18	500,000	559,880
8.125%, 6/1/19	1,027,000	1,244,800
4.875%, 11/15/21	156,000	167,057
EQT Midstream Partners LP
4.000%, 8/1/24	415,000	410,591
Exxon Mobil Corp.
0.921%, 3/15/17	3,150,000	3,145,348
1.819%, 3/15/19	1,500,000	1,500,197
3.176%, 3/15/24	2,000,000	2,052,004
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.500%, 11/15/20	163,000	176,370
Gulf South Pipeline Co. LP
4.000%, 6/15/22	750,000	735,686
Hess Corp.
1.300%, 6/15/17	200,000	197,409
8.125%, 2/15/19	1,140,000	1,354,863
Husky Energy, Inc.
7.250%, 12/15/19	295,000	346,548
3.950%, 4/15/22	2,000,000	2,002,081
4.000%, 4/15/24	125,000	122,156
Kinder Morgan Energy Partners LP
6.000%, 2/1/17	685,000	739,711
2.650%, 2/1/19	500,000	491,876
9.000%, 2/1/19	793,000	958,249
6.850%, 2/15/20	1,061,000	1,215,607
5.300%, 9/15/20	202,000	217,573
3.500%, 3/1/21	2,040,000	1,998,866
5.800%, 3/1/21	1,000,000	1,105,009
4.150%, 3/1/22	500,000	502,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.950%, 9/1/22	$750,000	$739,789
3.450%, 2/15/23	500,000	474,087
3.500%, 9/1/23	100,000	94,850
4.250%, 9/1/24	750,000	746,935
Kinder Morgan, Inc.
2.000%, 12/1/17	1,110,000	1,103,808
Magellan Midstream Partners LP
6.550%, 7/15/19	287,000	334,542
4.250%, 2/1/21	624,000	676,223
Marathon Oil Corp.
6.000%, 10/1/17	500,000	550,649
5.900%, 3/15/18	283,000	312,508
2.800%, 11/1/22	875,000	811,817
Marathon Petroleum Corp.
3.500%, 3/1/16	1,820,000	1,862,794
5.125%, 3/1/21	391,000	428,694
Murphy Oil Corp.
3.700%, 12/1/22	1,125,000	995,118
Nexen Energy ULC
6.200%, 7/30/19	500,000	574,960
Noble Energy, Inc.
8.250%, 3/1/19	998,000	1,199,144
4.150%, 12/15/21	156,000	158,944
3.900%, 11/15/24	1,500,000	1,474,095
Noble Holding International Ltd.
3.050%, 3/1/16	100,000	100,957
2.500%, 3/15/17	400,000	381,081
4.900%, 8/1/20	677,000	637,353
4.625%, 3/1/21	1,125,000	1,017,919
Occidental Petroleum Corp.
2.500%, 2/1/16	400,000	406,731
4.125%, 6/1/16	873,000	912,325
1.750%, 2/15/17	400,000	402,111
1.500%, 2/15/18	500,000	494,285
4.100%, 2/1/21	1,950,000	2,064,586
3.125%, 2/15/22	1,500,000	1,486,036
2.700%, 2/15/23	1,156,000	1,098,533
ONEOK Partners LP
3.250%, 2/1/16	300,000	305,929
3.200%, 9/15/18	1,500,000	1,509,426
8.625%, 3/1/19	1,602,000	1,930,108
3.375%, 10/1/22	150,000	138,500
5.000%, 9/15/23	1,000,000	1,020,379
Petrobras Global Finance B.V.
2.000%, 5/20/16	444,000	422,777
3.250%, 3/17/17	2,000,000	1,865,400
3.000%, 1/15/19	2,000,000	1,761,840
4.875%, 3/17/20	400,000	370,240
4.375%, 5/20/23	2,800,000	2,410,800
6.250%, 3/17/24	2,000,000	1,896,600
Petrobras International Finance Co. S.A.
3.875%, 1/27/16	3,406,000	3,333,009
6.125%, 10/6/16	846,000	848,631
3.500%, 2/6/17	1,250,000	1,184,375
5.875%, 3/1/18	458,000	449,761
7.875%, 3/15/19	2,239,000	2,328,336
5.750%, 1/20/20	5,622,000	5,422,981
5.375%, 1/27/21	3,969,000	3,669,341
Petroleos Mexicanos
5.750%, 3/1/18§	1,286,000	1,388,880
3.500%, 7/18/18	1,000,000	1,010,000
3.125%, 1/23/19	1,500,000	1,503,750

8.000%, 5/3/19	$1,900,000	$2,246,750
6.000%, 3/5/20	3,323,000	3,730,067
4.875%, 1/24/22	1,500,000	1,567,500
3.500%, 1/30/23	2,381,000	2,273,855
4.875%, 1/18/24	2,000,000	2,085,000
2.378%, 4/15/25	1,080,000	1,069,157
Phillips 66
2.950%, 5/1/17	1,794,000	1,845,963
4.300%, 4/1/22	2,250,000	2,369,412
Pioneer Natural Resources Co.
6.650%, 3/15/17	1,500,000	1,635,653
7.500%, 1/15/20	250,000	292,096
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18	477,000	540,409
8.750%, 5/1/19	404,000	501,980
2.600%, 12/15/19	1,575,000	1,560,381
5.000%, 2/1/21	1,000,000	1,094,299
3.850%, 10/15/23	250,000	252,104
3.600%, 11/1/24	1,250,000	1,217,358
Southwestern Energy Co.
4.100%, 3/15/22	1,667,000	1,632,230
Spectra Energy Capital LLC
6.200%, 4/15/18	984,000	1,088,455
8.000%, 10/1/19	345,000	415,806
3.300%, 3/15/23	500,000	462,424
Spectra Energy Partners LP
2.950%, 9/25/18	1,400,000	1,429,655
Statoil ASA
3.125%, 8/17/17	1,062,000	1,106,394
1.250%, 11/9/17	1,000,000	991,791
1.150%, 5/15/18	1,500,000	1,468,066
5.250%, 4/15/19	1,406,000	1,582,383
2.250%, 11/8/19	1,000,000	1,000,579
2.900%, 11/8/20	1,170,000	1,185,394
2.750%, 11/10/21	1,000,000	1,002,219
3.150%, 1/23/22	1,000,000	1,016,421
2.450%, 1/17/23	500,000	475,284
2.650%, 1/15/24	500,000	479,596
3.700%, 3/1/24	2,000,000	2,083,811
3.250%, 11/10/24	600,000	603,357
Suncor Energy, Inc.
6.100%, 6/1/18	1,925,000	2,153,310
Sunoco Logistics Partners Operations LP
3.450%, 1/15/23	750,000	717,195
4.250%, 4/1/24	1,000,000	1,006,431
Talisman Energy, Inc.
7.750%, 6/1/19	1,412,000	1,625,085
Tennessee Gas Pipeline Co. LLC
7.500%, 4/1/17	550,000	612,042
Total Capital Canada Ltd.
1.450%, 1/15/18	1,150,000	1,142,947
2.750%, 7/15/23	1,000,000	963,750
Total Capital International S.A.
0.750%, 1/25/16	1,000,000	1,000,270
1.000%, 8/12/16	1,000,000	1,002,292
1.000%, 1/10/17	650,000	647,437
1.550%, 6/28/17	1,000,000	1,003,111
2.125%, 1/10/19	1,000,000	1,003,646

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.100%, 6/19/19	$1,000,000	$998,618
2.875%, 2/17/22	250,000	247,806
2.700%, 1/25/23	1,187,000	1,145,989
3.750%, 4/10/24	2,000,000	2,068,711
Total Capital S.A.
2.300%, 3/15/16	2,500,000	2,544,228
2.125%, 8/10/18	1,000,000	1,009,221
4.450%, 6/24/20	825,000	903,864
4.125%, 1/28/21	1,100,000	1,184,465
4.250%, 12/15/21	500,000	539,572
TransCanada PipeLines Ltd.
0.750%, 1/15/16	500,000	498,920
7.125%, 1/15/19	1,293,000	1,511,054
3.800%, 10/1/20	1,298,000	1,329,854
2.500%, 8/1/22	850,000	802,969
6.350%, 5/15/67 (l)	1,371,000	1,329,870
Transcontinental Gas Pipe Line Co. LLC
6.050%, 6/15/18	100,000	112,154
Valero Energy Corp.
6.125%, 6/15/17	500,000	548,108
9.375%, 3/15/19	554,000	684,833
6.125%, 2/1/20	1,154,000	1,308,089
Western Gas Partners LP
4.000%, 7/1/22	500,000	504,256
Williams Cos., Inc.
3.700%, 1/15/23	500,000	444,902
4.550%, 6/24/24	2,250,000	2,087,116
Williams Partners LP
5.250%, 3/15/20	1,640,000	1,771,394
4.125%, 11/15/20	250,000	254,536
4.000%, 11/15/21	750,000	750,251
3.350%, 8/15/22	1,200,000	1,158,819
4.500%, 11/15/23	1,000,000	1,001,188
4.300%, 3/4/24	1,000,000	996,033
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17	329,000	362,727
XTO Energy, Inc.
6.250%, 8/1/17	1,150,000	1,287,450

		260,944,599

Total Energy		285,661,372

Financials (13.3%)
Banks (6.6%)
American Express Bank FSB
6.000%, 9/13/17	500,000	557,686
Associated Banc-Corp
5.125%, 3/28/16	500,000	521,679
Associated Banc-Corp.
2.750%, 11/15/19	550,000	547,894
Australia & New Zealand Banking Group Ltd./New York
0.900%, 2/12/16	1,000,000	1,001,543
1.250%, 1/10/17	1,250,000	1,249,888
1.250%, 6/13/17	1,500,000	1,493,886
1.875%, 10/6/17	500,000	504,439
1.450%, 5/15/18	750,000	741,579
Banco do Brasil S.A./Cayman Islands
3.875%, 10/10/22	1,700,000	1,547,000

Bancolombia S.A.
5.950%, 6/3/21	$500,000	$533,750
Bank of America Corp.
1.250%, 1/11/16	2,412,000	2,415,011
6.050%, 5/16/16	3,053,000	3,233,334
3.750%, 7/12/16	95,000	98,477
6.500%, 8/1/16	3,785,000	4,087,733
5.625%, 10/14/16	2,971,000	3,188,274
1.350%, 11/21/16	1,000,000	997,495
3.875%, 3/22/17	1,000,000	1,048,110
5.700%, 5/2/17	2,400,000	2,594,113
1.700%, 8/25/17	2,280,000	2,275,526
6.400%, 8/28/17	2,147,000	2,393,245
6.000%, 9/1/17	5,060,000	5,600,519
5.750%, 12/1/17	1,500,000	1,658,931
2.000%, 1/11/18	1,350,000	1,348,995
6.875%, 4/25/18	4,624,000	5,306,943
5.650%, 5/1/18	4,289,000	4,768,157
6.875%, 11/15/18	130,000	151,481
2.600%, 1/15/19	1,742,000	1,754,437
2.650%, 4/1/19	1,133,000	1,141,212
7.625%, 6/1/19	3,439,000	4,181,474
5.625%, 7/1/20	5,310,000	6,045,642
5.000%, 5/13/21	1,500,000	1,670,057
5.700%, 1/24/22	2,500,000	2,893,742
3.300%, 1/11/23	4,300,000	4,295,525
4.100%, 7/24/23	2,000,000	2,102,725
4.125%, 1/22/24	1,200,000	1,261,364
4.000%, 4/1/24	5,000,000	5,206,190
4.200%, 8/26/24	625,000	634,629
Bank of America N.A.
1.125%, 11/14/16	1,000,000	993,505
1.250%, 2/14/17	1,000,000	995,604
5.300%, 3/15/17	1,300,000	1,394,903
Bank of Montreal
1.300%, 7/15/16	1,500,000	1,506,273
2.500%, 1/11/17	1,000,000	1,024,041
1.300%, 7/14/17	1,250,000	1,241,901
1.400%, 9/11/17	1,700,000	1,690,267
1.450%, 4/9/18	1,000,000	988,242
2.550%, 11/6/22	1,300,000	1,266,641
Bank of Nova Scotia
0.950%, 3/15/16	600,000	601,165
2.900%, 3/29/16	1,537,000	1,576,704
1.375%, 7/15/16	2,000,000	2,012,758
1.100%, 12/13/16	950,000	948,420
1.250%, 4/11/17	1,250,000	1,246,860
1.300%, 7/21/17	1,000,000	994,359
1.450%, 4/25/18	1,150,000	1,134,864
2.050%, 6/5/19	1,000,000	994,467
4.375%, 1/13/21	1,150,000	1,270,963
2.800%, 7/21/21	1,000,000	1,000,366
Barclays Bank plc
5.000%, 9/22/16	2,150,000	2,284,353
2.500%, 2/20/19	2,000,000	2,016,946
5.125%, 1/8/20	1,200,000	1,347,876
5.140%, 10/14/20	2,269,000	2,461,302
3.750%, 5/15/24	1,250,000	1,283,622
Barclays plc
2.750%, 11/8/19	2,250,000	2,246,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

BB&T Corp.
3.200%, 3/15/16	$1,612,000	$1,651,724
3.950%, 4/29/16	954,000	993,460
4.900%, 6/30/17	693,000	747,328
1.600%, 8/15/17	1,200,000	1,197,491
2.050%, 6/19/18	850,000	854,184
2.250%, 2/1/19	600,000	602,171
6.850%, 4/30/19	100,000	118,221
5.250%, 11/1/19	460,000	515,403
3.950%, 3/22/22	250,000	261,859
BNP Paribas S.A.
1.375%, 3/17/17	4,000,000	3,991,655
2.375%, 9/14/17	1,000,000	1,017,451
2.700%, 8/20/18	2,000,000	2,045,325
2.400%, 12/12/18	100,000	100,951
2.450%, 3/17/19	1,700,000	1,720,711
5.000%, 1/15/21	2,569,000	2,899,429
3.250%, 3/3/23	650,000	661,380
4.250%, 10/15/24	1,000,000	1,010,449
Branch Banking & Trust Co.
1.450%, 10/3/16	1,000,000	1,006,459
1.050%, 12/1/16	250,000	249,593
1.000%, 4/3/17	2,000,000	1,981,784
2.300%, 10/15/18	1,000,000	1,009,162
3.800%, 10/30/26	300,000	306,058
Canadian Imperial Bank of Commerce
1.350%, 7/18/16	1,200,000	1,205,870
1.550%, 1/23/18	100,000	99,259
Capital One Bank USA N.A.
1.150%, 11/21/16	1,000,000	995,668
2.150%, 11/21/18	250,000	249,659
2.250%, 2/13/19	2,000,000	1,991,784
8.800%, 7/15/19	1,787,000	2,239,317
3.375%, 2/15/23	1,000,000	991,850
Capital One N.A./Virginia
1.500%, 9/5/17	3,000,000	2,977,503
1.500%, 3/22/18	1,000,000	984,055
2.950%, 7/23/21	1,000,000	994,973
Citigroup, Inc.
5.300%, 1/7/16	156,000	162,583
1.300%, 4/1/16	1,062,000	1,063,550
3.953%, 6/15/16	3,000,000	3,113,597
1.700%, 7/25/16	1,150,000	1,156,905
5.850%, 8/2/16	500,000	535,228
1.300%, 11/15/16	1,200,000	1,196,912
5.500%, 2/15/17	1,650,000	1,774,813
1.550%, 8/14/17	5,000,000	4,980,905
6.125%, 11/21/17	6,517,000	7,290,922
1.850%, 11/24/17	800,000	799,533
1.750%, 5/1/18	1,156,000	1,145,408
6.125%, 5/15/18	2,613,000	2,957,200
2.500%, 9/26/18	3,000,000	3,035,008
8.500%, 5/22/19	4,406,000	5,490,510
5.375%, 8/9/20	2,162,000	2,475,040
4.500%, 1/14/22	200,000	218,776
4.050%, 7/30/22	150,000	155,233
3.375%, 3/1/23	1,150,000	1,162,984
3.500%, 5/15/23	1,000,000	976,084
3.875%, 10/25/23	1,550,000	1,608,291
3.750%, 6/16/24	500,000	510,740
4.000%, 8/5/24	2,500,000	2,498,439

Citizens Bank NA/Providence RI
2.450%, 12/4/19	$750,000	$745,263
Comerica Bank
5.750%, 11/21/16	250,000	270,641
Comerica, Inc.
2.125%, 5/23/19	400,000	397,277
Commonwealth Bank of Australia/New York
1.125%, 3/13/17	1,000,000	995,859
1.900%, 9/18/17	1,250,000	1,261,772
2.500%, 9/20/18	1,000,000	1,018,278
2.250%, 3/13/19	1,350,000	1,354,796
2.300%, 9/6/19	1,000,000	998,828
Compass Bank
1.850%, 9/29/17	500,000	497,679
6.400%, 10/1/17	300,000	329,027
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, 1/19/17	1,350,000	1,406,165
1.700%, 3/19/18	1,000,000	996,191
2.250%, 1/14/19	3,000,000	3,016,352
4.500%, 1/11/21	1,500,000	1,649,481
3.875%, 2/8/22	2,812,000	2,991,163
3.950%, 11/9/22	1,000,000	1,016,915
4.625%, 12/1/23	1,000,000	1,055,338
Corpbanca S.A.
3.125%, 1/15/18	500,000	495,650
Discover Bank/Delaware
7.000%, 4/15/20	1,200,000	1,415,268
3.200%, 8/9/21	350,000	351,176
4.200%, 8/8/23	550,000	578,100
Fifth Third Bancorp
3.625%, 1/25/16	1,950,000	2,002,377
5.450%, 1/15/17	100,000	107,160
4.500%, 6/1/18	1,000,000	1,076,648
2.300%, 3/1/19	1,000,000	998,723
4.300%, 1/16/24	700,000	732,428
Fifth Third Bank/Ohio
1.150%, 11/18/16	1,000,000	997,394
1.450%, 2/28/18	300,000	296,944
2.375%, 4/25/19	1,000,000	1,005,148
First Republic Bank/California
2.375%, 6/17/19	500,000	501,901
Glitnir HF
0.000%, 10/15/08 (h)§	4,650,000	1,395,000
HSBC Bank USA N.A.
6.000%, 8/9/17	750,000	831,414
4.875%, 8/24/20	1,000,000	1,101,805
HSBC Holdings plc
5.100%, 4/5/21	2,700,000	3,063,780
4.875%, 1/14/22	750,000	840,115
4.000%, 3/30/22	1,650,000	1,754,242
4.250%, 3/14/24	1,700,000	1,762,735
Huntington Bancshares, Inc./Ohio
2.600%, 8/2/18	750,000	762,388
7.000%, 12/15/20	80,000	95,763
Huntington National Bank
1.300%, 11/20/16	515,000	513,429
1.375%, 4/24/17	2,000,000	1,996,227
2.200%, 4/1/19	500,000	499,623
Industrial & Commercial Bank of China Ltd./New York
2.351%, 11/13/17	355,000	354,342
3.231%, 11/13/19	700,000	702,945

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Intesa Sanpaolo S.p.A.
3.125%, 1/15/16	$1,400,000	$1,420,682
3.875%, 1/16/18	1,505,000	1,567,056
3.875%, 1/15/19	2,400,000	2,485,769
5.250%, 1/12/24	1,500,000	1,640,827
JPMorgan Chase & Co.
1.125%, 2/26/16	312,000	312,522
3.450%, 3/1/16	2,500,000	2,570,183
3.150%, 7/5/16	2,719,000	2,802,992
1.350%, 2/15/17	3,300,000	3,300,716
2.000%, 8/15/17	1,750,000	1,767,943
6.000%, 1/15/18	4,043,000	4,525,233
1.800%, 1/25/18	1,000,000	999,273
1.625%, 5/15/18	2,156,000	2,130,139
2.350%, 1/28/19	5,000,000	5,030,207
6.300%, 4/23/19	7,707,000	8,942,545
4.950%, 3/25/20	500,000	556,286
4.400%, 7/22/20	3,230,000	3,508,466
4.250%, 10/15/20	874,000	942,267
4.625%, 5/10/21	2,000,000	2,200,628
4.350%, 8/15/21	300,000	325,311
4.500%, 1/24/22	2,000,000	2,185,066
3.250%, 9/23/22	2,849,000	2,866,210
3.200%, 1/25/23	4,369,000	4,366,666
3.375%, 5/1/23	2,075,000	2,048,364
3.875%, 2/1/24	5,000,000	5,226,299
3.625%, 5/13/24	3,000,000	3,072,607
JPMorgan Chase Bank N.A.
6.000%, 10/1/17	3,750,000	4,160,788
KeyBank N.A./Ohio
1.100%, 11/25/16	269,000	268,027
1.650%, 2/1/18	2,000,000	1,989,747
KeyCorp
5.100%, 3/24/21	1,375,000	1,553,202
KfW
2.625%, 2/16/16	6,050,000	6,190,846
5.125%, 3/14/16	4,000,000	4,217,826
0.500%, 4/19/16	6,024,000	6,016,309
0.500%, 7/15/16	8,000,000	7,979,365
0.625%, 12/15/16	3,600,000	3,584,854
4.875%, 1/17/17	2,965,000	3,200,444
1.250%, 2/15/17	812,000	817,311
0.750%, 3/17/17	7,000,000	6,966,651
0.875%, 9/5/17	2,000,000	1,982,651
4.375%, 3/15/18	3,000,000	3,288,186
1.000%, 6/11/18	2,000,000	1,973,178
4.500%, 7/16/18	2,385,000	2,635,976
1.875%, 4/1/19	3,150,000	3,176,786
4.875%, 6/17/19	1,900,000	2,157,530
4.000%, 1/27/20	8,539,000	9,408,667
2.750%, 9/8/20	2,436,000	2,532,965
2.750%, 10/1/20	3,150,000	3,273,647
2.375%, 8/25/21	1,500,000	1,537,137
2.625%, 1/25/22	3,000,000	3,115,479
2.000%, 10/4/22	2,312,000	2,288,747
2.125%, 1/17/23	3,350,000	3,334,353
2.500%, 11/20/24	1,500,000	1,517,870
Landwirtschaftliche Rentenbank
2.500%, 2/15/16	2,400,000	2,454,651
2.125%, 7/15/16	187,000	191,204
5.125%, 2/1/17	2,229,000	2,421,321

0.875%, 9/12/17	$1,000,000	$991,730
2.375%, 9/13/17	1,000,000	1,032,044
1.000%, 4/4/18	3,250,000	3,209,893
1.750%, 4/15/19	2,000,000	2,004,109
1.375%, 10/23/19	829,000	812,808
Lloyds Bank plc
4.200%, 3/28/17	1,500,000	1,588,305
2.300%, 11/27/18	1,200,000	1,207,728
2.350%, 9/5/19	1,000,000	999,708
6.375%, 1/21/21	1,000,000	1,197,036
Manufacturers & Traders Trust Co.
6.625%, 12/4/17	500,000	566,029
1.450%, 3/7/18	1,000,000	989,658
2.300%, 1/30/19	800,000	803,601
2.250%, 7/25/19	1,100,000	1,097,464
MUFG Americas Holdings Corp.
3.500%, 6/18/22	2,200,000	2,290,270
MUFG Union Bank N.A.
3.000%, 6/6/16	1,000,000	1,027,974
1.500%, 9/26/16	343,000	344,461
2.625%, 9/26/18	1,000,000	1,019,359
National Australia Bank Ltd./New York
1.300%, 7/25/16	500,000	502,396
2.750%, 3/9/17	1,800,000	1,854,488
2.300%, 7/25/18	1,250,000	1,265,454
3.000%, 1/20/23	1,350,000	1,347,426
Oesterreichische Kontrollbank AG
4.875%, 2/16/16	2,468,000	2,587,912
5.000%, 4/25/17	1,346,000	1,467,840
1.125%, 5/29/18	2,000,000	1,976,901
1.625%, 3/12/19	1,000,000	998,428
PNC Bank N.A.
1.150%, 11/1/16	250,000	250,604
1.125%, 1/27/17	1,500,000	1,499,823
4.875%, 9/21/17	1,000,000	1,082,025
1.500%, 10/18/17	2,000,000	1,999,627
2.200%, 1/28/19	1,500,000	1,504,428
2.950%, 1/30/23	250,000	243,883
3.800%, 7/25/23	1,000,000	1,026,324
3.300%, 10/30/24	1,000,000	1,019,137
PNC Financial Services Group, Inc.
2.854%, 11/9/22 (e)	2,000,000	1,960,630
3.900%, 4/29/24	500,000	507,053
PNC Funding Corp.
2.700%, 9/19/16	1,050,000	1,079,255
5.625%, 2/1/17	2,050,000	2,212,164
6.700%, 6/10/19	500,000	592,217
5.125%, 2/8/20	981,000	1,104,325
4.375%, 8/11/20	1,839,000	2,007,001
Regions Financial Corp.
2.000%, 5/15/18	650,000	643,110
Royal Bank of Canada
0.850%, 3/8/16	900,000	900,319
2.300%, 7/20/16	2,500,000	2,550,221
1.250%, 6/16/17	500,000	498,026
1.400%, 10/13/17	1,000,000	995,725
1.500%, 1/16/18	2,000,000	1,989,121
2.200%, 7/27/18	2,000,000	2,021,359
2.150%, 3/15/19	750,000	751,287
Royal Bank of Scotland Group plc
1.875%, 3/31/17	2,100,000	2,097,036
6.400%, 10/21/19	1,010,000	1,167,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Royal Bank of Scotland plc
4.375%, 3/16/16	$1,500,000	$1,552,568
5.625%, 8/24/20	1,406,000	1,603,464
6.125%, 1/11/21	1,000,000	1,177,137
Santander Holdings USA, Inc./Pennsylvania
4.625%, 4/19/16	245,000	255,274
Societe Generale S.A.
2.750%, 10/12/17	750,000	769,163
2.625%, 10/1/18	1,000,000	1,016,431
Sumitomo Mitsui Banking Corp.
0.900%, 1/18/16	350,000	349,373
1.450%, 7/19/16	1,000,000	1,002,000
1.800%, 7/18/17	1,000,000	998,944
1.500%, 1/18/18	500,000	492,941
2.500%, 7/19/18	250,000	252,614
2.450%, 1/10/19	800,000	802,438
2.250%, 7/11/19	750,000	744,195
3.200%, 7/18/22	750,000	759,532
3.000%, 1/18/23	1,000,000	993,904
3.950%, 1/10/24	2,250,000	2,381,274
3.400%, 7/11/24	2,000,000	2,047,509
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16	1,294,000	1,334,403
3.500%, 1/20/17	156,000	162,213
1.350%, 2/15/17	750,000	750,163
6.000%, 9/11/17	500,000	556,520
7.250%, 3/15/18	946,000	1,099,353
2.350%, 11/1/18	350,000	352,506
2.500%, 5/1/19	1,250,000	1,252,462
SVB Financial Group
5.375%, 9/15/20	160,000	180,167
Svenska Handelsbanken AB
3.125%, 7/12/16	1,450,000	1,495,262
1.625%, 3/21/18	1,000,000	994,786
2.500%, 1/25/19	3,000,000	3,059,222
Toronto-Dominion Bank
2.500%, 7/14/16	1,650,000	1,689,306
1.500%, 9/9/16	750,000	756,301
2.375%, 10/19/16	1,350,000	1,381,439
1.125%, 5/2/17	1,500,000	1,494,118
1.400%, 4/30/18	1,000,000	987,277
2.625%, 9/10/18	1,000,000	1,022,587
2.125%, 7/2/19	1,000,000	997,947
2.250%, 11/5/19	1,600,000	1,602,596
U.S. Bancorp/Minnesota
3.442%, 2/1/16	1,150,000	1,177,627
2.200%, 11/15/16	312,000	318,457
1.650%, 5/15/17	1,500,000	1,511,149
4.125%, 5/24/21	1,000,000	1,092,246
3.000%, 3/15/22	750,000	764,036
2.950%, 7/15/22	2,125,000	2,089,418
3.700%, 1/30/24	500,000	524,558
3.600%, 9/11/24	1,000,000	1,013,152
U.S. Bank N.A./Ohio
1.100%, 1/30/17	1,000,000	998,468
1.375%, 9/11/17	1,000,000	998,325
2.125%, 10/28/19	2,500,000	2,492,893
Wachovia Corp.
5.625%, 10/15/16	1,447,000	1,556,705
5.750%, 6/15/17	422,000	465,731
5.750%, 2/1/18	4,146,000	4,640,723

Wells Fargo & Co.
1.250%, 7/20/16	$1,500,000	$1,504,962
5.125%, 9/15/16	367,000	391,189
2.625%, 12/15/16	2,000,000	2,055,410
2.100%, 5/8/17	200,000	203,460
1.400%, 9/8/17	1,500,000	1,497,713
5.625%, 12/11/17	3,647,000	4,064,100
1.500%, 1/16/18	1,006,000	1,000,528
2.150%, 1/15/19	1,166,000	1,169,675
2.125%, 4/22/19	5,000,000	4,992,832
3.000%, 1/22/21	1,500,000	1,532,694
4.600%, 4/1/21	2,000,000	2,220,388
3.500%, 3/8/22	1,844,000	1,911,487
3.450%, 2/13/23	1,806,000	1,828,250
4.125%, 8/15/23	3,000,000	3,139,087
3.300%, 9/9/24	2,000,000	2,010,703
Wells Fargo Bank N.A.
6.000%, 11/15/17	500,000	560,642
Westpac Banking Corp.
0.950%, 1/12/16	1,500,000	1,505,226
1.200%, 5/19/17	788,000	785,447
2.000%, 8/14/17	1,700,000	1,723,480
1.500%, 12/1/17	3,000,000	2,991,772
1.600%, 1/12/18	500,000	499,288
4.625%, 6/1/18	62,000	66,761
2.250%, 1/17/19	600,000	604,368
4.875%, 11/19/19	1,800,000	2,005,247

		567,980,527

Capital Markets (2.1%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	367,465
Ameriprise Financial, Inc.
7.300%, 6/28/19	1,611,000	1,949,310
5.300%, 3/15/20	156,000	176,719
4.000%, 10/15/23	150,000	158,699
3.700%, 10/15/24	750,000	766,118
Ares Capital Corp.
4.875%, 11/30/18	500,000	524,389
3.875%, 1/15/20	300,000	298,891
Bank of New York Mellon Corp.
2.500%, 1/15/16	300,000	305,553
0.700%, 3/4/16	1,000,000	999,236
1.300%, 1/25/18	250,000	247,693
2.100%, 1/15/19	48,000	48,133
2.300%, 9/11/19	1,500,000	1,504,439
4.150%, 2/1/21	2,187,000	2,374,448
3.550%, 9/23/21	750,000	785,091
3.650%, 2/4/24	2,100,000	2,197,187
BGC Partners, Inc.
5.375%, 12/9/19§	300,000	294,640
BlackRock, Inc.
5.000%, 12/10/19	1,473,000	1,661,309
4.250%, 5/24/21	1,000,000	1,106,452
3.375%, 6/1/22	500,000	516,331
3.500%, 3/18/24	1,400,000	1,440,879
Charles Schwab Corp.
4.450%, 7/22/20	850,000	932,208
3.225%, 9/1/22	1,197,000	1,212,249
Credit Suisse AG/New York
1.375%, 5/26/17	1,000,000	997,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.300%, 5/28/19	$900,000	$897,522
5.300%, 8/13/19	1,346,000	1,508,958
5.400%, 1/14/20	2,000,000	2,236,206
4.375%, 8/5/20	2,850,000	3,080,256
3.000%, 10/29/21	850,000	843,902
3.625%, 9/9/24	3,000,000	3,047,751
Credit Suisse USA, Inc.
5.375%, 3/2/16	300,000	316,720
5.850%, 8/16/16	1,318,000	1,418,334
Deutsche Bank AG/London
3.250%, 1/11/16	2,000,000	2,041,622
1.400%, 2/13/17	1,250,000	1,246,506
1.350%, 5/30/17	1,650,000	1,638,169
6.000%, 9/1/17	2,096,000	2,325,665
2.500%, 2/13/19	1,600,000	1,616,374
3.700%, 5/30/24	2,000,000	2,042,276
4.296%, 5/24/28 (l)	1,700,000	1,646,118
Eaton Vance Corp.
6.500%, 10/2/17	60,000	67,387
3.625%, 6/15/23	500,000	514,779
Fifth Street Finance Corp.
4.875%, 3/1/19	250,000	260,405
FS Investment Corp.
4.000%, 7/15/19	400,000	397,797
Goldman Sachs Group, Inc.
5.350%, 1/15/16	2,941,000	3,068,092
3.625%, 2/7/16	3,000,000	3,074,243
5.750%, 10/1/16	375,000	402,162
5.625%, 1/15/17	2,543,000	2,724,945
6.250%, 9/1/17	2,219,000	2,464,237
5.950%, 1/18/18	6,451,000	7,172,052
2.375%, 1/22/18	750,000	758,219
6.150%, 4/1/18	1,318,000	1,480,382
2.900%, 7/19/18	3,000,000	3,073,710
7.500%, 2/15/19	2,999,000	3,586,963
2.550%, 10/23/19	1,000,000	994,530
5.375%, 3/15/20	3,650,000	4,094,114
6.000%, 6/15/20	1,428,000	1,649,955
5.250%, 7/27/21	1,905,000	2,147,692
5.750%, 1/24/22	4,400,000	5,091,742
3.625%, 1/22/23	2,244,000	2,276,608
4.000%, 3/3/24	3,045,000	3,158,812
3.850%, 7/8/24	2,000,000	2,049,845
Invesco Finance plc
3.125%, 11/30/22	1,000,000	988,381
Jefferies Group LLC
5.125%, 4/13/18	525,000	554,930
8.500%, 7/15/19	1,446,000	1,734,109
5.125%, 1/20/23	117,000	121,073
Lazard Group LLC
4.250%, 11/14/20	1,000,000	1,052,500
Legg Mason, Inc.
2.700%, 7/15/19	375,000	376,353
Mellon Funding Corp.
5.500%, 11/15/18	1,000,000	1,125,174
Morgan Stanley
1.750%, 2/25/16	420,000	422,951
3.800%, 4/29/16	150,000	154,723
5.750%, 10/18/16	1,500,000	1,611,316
4.750%, 3/22/17	656,000	698,814
5.550%, 4/27/17	7,250,000	7,868,226

6.625%, 4/1/18	$2,848,000	$3,241,896
2.125%, 4/25/18	4,504,000	4,504,019
2.500%, 1/24/19	2,000,000	2,001,653
7.300%, 5/13/19	2,718,000	3,239,155
2.375%, 7/23/19	3,000,000	2,963,662
5.625%, 9/23/19	2,039,000	2,300,784
5.500%, 1/26/20	250,000	281,692
5.500%, 7/24/20	1,522,000	1,723,528
5.750%, 1/25/21	4,112,000	4,724,779
5.500%, 7/28/21	2,130,000	2,414,084
4.875%, 11/1/22	312,000	331,354
3.750%, 2/25/23	3,394,000	3,483,705
4.100%, 5/22/23	2,000,000	2,015,768
3.875%, 4/29/24	4,000,000	4,102,709
3.700%, 10/23/24	2,000,000	2,028,177
Nomura Holdings, Inc.
4.125%, 1/19/16	3,100,000	3,186,668
2.000%, 9/13/16	100,000	100,757
2.750%, 3/19/19	1,000,000	1,011,915
6.700%, 3/4/20	959,000	1,140,319
Northern Trust Corp.
3.450%, 11/4/20	850,000	901,784
3.375%, 8/23/21	375,000	394,500
2.375%, 8/2/22	500,000	491,223
PennantPark Investment Corp.
4.500%, 10/1/19	400,000	400,982
Prospect Capital Corp.
5.000%, 7/15/19	350,000	355,291
Raymond James Financial, Inc.
4.250%, 4/15/16	250,000	259,008
8.600%, 8/15/19	439,000	542,772
Stifel Financial Corp.
4.250%, 7/18/24	600,000	597,105
TD Ameritrade Holding Corp.
5.600%, 12/1/19	100,000	114,373
3.625%, 4/1/25	1,000,000	1,020,956
UBS AG/Connecticut
5.875%, 7/15/16	1,000,000	1,068,825
1.375%, 8/14/17	3,395,000	3,364,226
5.875%, 12/20/17	2,275,000	2,541,185
5.750%, 4/25/18	3,000,000	3,366,832
2.375%, 8/14/19	500,000	500,115
4.875%, 8/4/20	1,812,000	2,013,338

		176,717,217

Consumer Finance (1.3%)
American Express Centurion Bank
6.000%, 9/13/17	1,250,000	1,394,216
American Express Co.
6.150%, 8/28/17	416,000	463,899
7.000%, 3/19/18	3,922,000	4,533,207
1.550%, 5/22/18	2,000,000	1,969,976
8.125%, 5/20/19	1,212,000	1,502,094
2.650%, 12/2/22	1,487,000	1,459,842
3.625%, 12/5/24	1,070,000	1,077,948
6.800%, 9/1/66 (l)	150,000	157,125
American Express Credit Corp.
2.800%, 9/19/16	250,000	257,358
2.375%, 3/24/17	2,000,000	2,046,260
2.125%, 3/18/19	750,000	750,239
2.250%, 8/15/19	2,500,000	2,500,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

American Honda Finance Corp.
1.200%, 7/14/17	$2,150,000	$2,139,973
1.550%, 12/11/17	800,000	800,283
2.125%, 10/10/18	1,000,000	1,003,650
Capital One Financial Corp.
3.150%, 7/15/16	300,000	308,535
6.150%, 9/1/16	669,000	718,405
6.750%, 9/15/17	1,546,000	1,737,961
4.750%, 7/15/21	500,000	551,481
3.750%, 4/24/24	1,000,000	1,015,823
Caterpillar Financial Services Corp.
0.700%, 2/26/16	1,250,000	1,249,474
5.500%, 3/15/16	125,000	132,060
2.050%, 8/1/16	1,700,000	1,730,597
1.750%, 3/24/17	500,000	505,880
1.250%, 8/18/17	1,500,000	1,494,138
1.250%, 11/6/17	250,000	248,707
1.300%, 3/1/18	1,000,000	988,757
5.450%, 4/15/18	1,000,000	1,118,180
7.150%, 2/15/19	2,520,000	3,019,743
2.100%, 6/9/19	700,000	701,308
2.850%, 6/1/22	500,000	500,822
2.625%, 3/1/23	1,000,000	979,147
3.300%, 6/9/24	700,000	716,319
Discover Financial Services
6.450%, 6/12/17	498,000	550,240
5.200%, 4/27/22	100,000	109,669
3.850%, 11/21/22	1,144,000	1,157,291
3.950%, 11/6/24	250,000	250,625
Ford Motor Credit Co. LLC
2.500%, 1/15/16	2,950,000	2,987,857
1.700%, 5/9/16	1,250,000	1,254,744
3.984%, 6/15/16	300,000	310,659
8.000%, 12/15/16	1,250,000	1,396,840
1.500%, 1/17/17	714,000	710,126
4.250%, 2/3/17	300,000	314,967
3.000%, 6/12/17	5,000,000	5,126,206
1.684%, 9/8/17	1,000,000	990,947
1.724%, 12/6/17	1,200,000	1,186,508
2.375%, 1/16/18	1,382,000	1,389,663
5.875%, 8/2/21	5,850,000	6,767,131
4.250%, 9/20/22	2,700,000	2,864,719
HSBC Finance Corp.
5.500%, 1/19/16	2,219,000	2,321,010
6.676%, 1/15/21	3,826,000	4,540,844
HSBC USA, Inc.
1.625%, 1/16/18	1,000,000	994,526
2.250%, 6/23/19	1,250,000	1,250,213
5.000%, 9/27/20	650,000	710,144
3.500%, 6/23/24	900,000	925,868
John Deere Capital Corp.
1.050%, 12/15/16	2,000,000	1,998,391
5.500%, 4/13/17	208,000	227,595
2.800%, 9/18/17	1,500,000	1,560,432
1.200%, 10/10/17	1,000,000	994,219
1.300%, 3/12/18	1,150,000	1,139,080
5.750%, 9/10/18	1,108,000	1,256,508
1.950%, 12/13/18	650,000	649,594
2.250%, 4/17/19	500,000	503,609
2.800%, 3/4/21	1,000,000	1,011,462

3.900%, 7/12/21	$350,000	$379,470
3.150%, 10/15/21	500,000	518,480
2.750%, 3/15/22	1,000,000	992,337
3.350%, 6/12/24	650,000	666,707
PACCAR Financial Corp.
1.400%, 11/17/17	55,000	54,858
PACCAR Financial Corp.
0.800%, 2/8/16	1,000,000	1,001,474
1.150%, 8/16/16	100,000	100,369
1.600%, 3/15/17	750,000	756,428
Synchrony Financial
1.875%, 8/15/17	2,000,000	2,003,225
3.000%, 8/15/19	600,000	606,459
4.250%, 8/15/24	750,000	771,086
Toyota Motor Credit Corp.
2.800%, 1/11/16	2,212,000	2,259,396
0.800%, 5/17/16	1,094,000	1,094,399
2.000%, 9/15/16	850,000	864,863
2.050%, 1/12/17	1,000,000	1,017,400
1.750%, 5/22/17	1,300,000	1,314,971
1.250%, 10/5/17	1,500,000	1,494,358
1.375%, 1/10/18	1,000,000	996,459
2.000%, 10/24/18	200,000	200,746
2.125%, 7/18/19	1,000,000	998,164
4.500%, 6/17/20	300,000	331,848
4.250%, 1/11/21	1,300,000	1,432,122
2.750%, 5/17/21	750,000	758,007
3.400%, 9/15/21	1,050,000	1,098,729
3.300%, 1/12/22	156,000	161,963
2.625%, 1/10/23	1,150,000	1,141,779

		110,241,891

Diversified Financial Services (1.2%)
Alterra Finance LLC 6.250%, 9/30/20	500,000	582,346
Associates Corp. of North America 6.950%, 11/1/18	62,000	72,569
Bear Stearns Cos. LLC
5.550%, 1/22/17	2,721,000	2,939,928
6.400%, 10/2/17	1,346,000	1,508,586
7.250%, 2/1/18	2,070,000	2,391,639
4.650%, 7/2/18	125,000	134,686
Berkshire Hathaway, Inc.
0.800%, 2/11/16	2,000,000	2,003,082
1.900%, 1/31/17	1,000,000	1,014,409
1.550%, 2/9/18	1,000,000	998,782
2.100%, 8/14/19	1,200,000	1,206,893
3.750%, 8/15/21	500,000	533,888
3.400%, 1/31/22	500,000	521,342
3.000%, 2/11/23	1,250,000	1,257,783
Boeing Capital Corp.
2.125%, 8/15/16	1,595,000	1,625,947
2.900%, 8/15/18	156,000	162,518
Braskem Finance Ltd. 6.450%, 2/3/24	1,250,000	1,259,375
CME Group, Inc./Illinois 3.000%, 9/15/22	500,000	508,528
ConocoPhillips Canada Funding Co. I 5.625%, 10/15/16	1,091,000	1,178,135

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

General Electric Capital Corp.
1.000%, 1/8/16	$562,000	$564,190
5.000%, 1/8/16	62,000	64,739
2.950%, 5/9/16	3,000,000	3,085,524
1.500%, 7/12/16	2,312,000	2,332,941
2.900%, 1/9/17	3,000,000	3,102,851
5.400%, 2/15/17	5,487,000	5,963,515
1.250%, 5/15/17	750,000	750,442
5.625%, 9/15/17	62,000	68,862
1.600%, 11/20/17	1,000,000	1,005,909
1.625%, 4/2/18	1,300,000	1,300,610
5.625%, 5/1/18	4,470,000	5,026,124
2.300%, 1/14/19	1,500,000	1,524,194
6.000%, 8/7/19	4,000,000	4,662,160
5.500%, 1/8/20	1,000,000	1,145,116
4.625%, 1/7/21	1,750,000	1,947,873
5.300%, 2/11/21	3,027,000	3,462,596
4.650%, 10/17/21	2,800,000	3,147,222
3.150%, 9/7/22	1,800,000	1,835,032
3.100%, 1/9/23	2,875,000	2,910,723
3.450%, 5/15/24	1,000,000	1,034,854
6.375%, 11/15/67 (b)(l)	625,000	671,875
Intercontinental Exchange, Inc. 4.000%, 10/15/23	850,000	904,173
Leucadia National Corp. 5.500%, 10/18/23	800,000	817,920
McGraw Hill Financial, Inc. 5.900%, 11/15/17	500,000	543,332
Moody’s Corp.
2.750%, 7/15/19	500,000	503,292
5.500%, 9/1/20	500,000	566,561
4.500%, 9/1/22	31,000	33,284
4.875%, 2/15/24	500,000	549,270
MUFG Capital Finance I Ltd. 6.346%, 7/29/49 (l)	1,500,000	1,597,743
Murray Street Investment Trust I 4.647%, 3/9/17 (e)	1,156,000	1,220,142
NASDAQ OMX Group, Inc.
5.250%, 1/16/18	220,000	239,818
5.550%, 1/15/20	894,000	984,943
National Credit Union Administration Guaranteed Notes 2.350%, 6/12/17	1,200,000	1,233,282
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	1,800,000	1,846,488
5.450%, 4/10/17	125,000	136,293
5.450%, 2/1/18	250,000	277,102
10.375%, 11/1/18	1,000,000	1,300,655
2.350%, 6/15/20	2,000,000	1,981,194
3.400%, 11/15/23	1,000,000	1,030,027
4.750%, 4/30/43 (l)	350,000	344,750
NYSE Euronext 2.000%, 10/5/17	1,000,000	1,008,093
ORIX Corp.
5.000%, 1/12/16	78,000	80,812
3.750%, 3/9/17	1,000,000	1,038,685
Private Export Funding Corp.
1.375%, 2/15/17	1,775,000	1,784,311
1.875%, 7/15/18	400,000	403,058

2.250%, 3/15/20	$2,000,000	$2,017,400
2.050%, 11/15/22	1,125,000	1,083,277
3.550%, 1/15/24	729,000	777,213
Sasol Financing International plc 4.500%, 11/14/22	750,000	744,375
Schlumberger Investment S.A. 3.650%, 12/1/23	1,500,000	1,566,855
Shell International Finance B.V.
0.900%, 11/15/16	2,600,000	2,591,853
1.125%, 8/21/17	1,000,000	998,412
1.900%, 8/10/18	1,000,000	1,003,510
4.300%, 9/22/19	2,147,000	2,336,017
4.375%, 3/25/20	1,629,000	1,781,672
2.375%, 8/21/22	1,175,000	1,126,866
3.400%, 8/12/23	900,000	924,591
Voya Financial, Inc.
2.900%, 2/15/18	700,000	716,659
5.500%, 7/15/22	550,000	617,850
XTRA Finance Corp. 5.150%, 4/1/17	100,000	108,169

		104,327,735

Insurance (0.9%)
ACE INA Holdings, Inc.
5.800%, 3/15/18	100,000	111,911
5.900%, 6/15/19	1,235,000	1,416,787
3.350%, 5/15/24	600,000	608,702
Aflac, Inc.
2.650%, 2/15/17	250,000	256,848
8.500%, 5/15/19	404,000	504,287
4.000%, 2/15/22	500,000	529,281
3.625%, 6/15/23	1,150,000	1,166,677
3.625%, 11/15/24	1,000,000	1,014,959
Alleghany Corp.
5.625%, 9/15/20	200,000	223,890
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16	740,000	807,215
5.500%, 11/15/20	500,000	556,887
Allstate Corp.
7.450%, 5/16/19	973,000	1,175,702
3.150%, 6/15/23	156,000	156,394
5.750%, 8/15/53 (l)	500,000	524,375
American Financial Group, Inc./Ohio 9.875%, 6/15/19	169,000	216,532
American International Group, Inc.
5.450%, 5/18/17	1,375,000	1,498,028
5.850%, 1/16/18	1,072,000	1,200,725
2.300%, 7/16/19	1,000,000	1,000,224
3.375%, 8/15/20	500,000	518,914
6.400%, 12/15/20	3,100,000	3,687,565
4.875%, 6/1/22	750,000	842,969
Aon Corp.
3.125%, 5/27/16	600,000	615,959
5.000%, 9/30/20	1,287,000	1,436,796
Aon plc 3.500%, 6/14/24	350,000	352,596
Aspen Insurance Holdings Ltd. 6.000%, 12/15/20	500,000	572,449

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Assurant, Inc.
2.500%, 3/15/18	$350,000	$353,437
4.000%, 3/15/23	300,000	310,839
Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/24	500,000	517,874
Axis Specialty Finance LLC 5.875%, 6/1/20	700,000	795,759
Berkshire Hathaway Finance Corp.
1.600%, 5/15/17	150,000	151,011
1.300%, 5/15/18	600,000	593,353
5.400%, 5/15/18	693,000	778,136
2.000%, 8/15/18	1,000,000	1,011,442
4.250%, 1/15/21	1,175,000	1,290,413
3.000%, 5/15/22	656,000	664,580
Brown & Brown, Inc. 4.200%, 9/15/24	350,000	353,539
Chubb Corp.
5.750%, 5/15/18	1,266,000	1,429,249
6.375%, 3/29/67 (l)	662,000	708,340
CNA Financial Corp.
6.500%, 8/15/16	500,000	540,320
7.350%, 11/15/19	571,000	681,448
5.875%, 8/15/20	902,000	1,025,988
Delphi Financial Group, Inc. 7.875%, 1/31/20	75,000	89,824
Fidelity National Financial, Inc.
6.600%, 5/15/17	500,000	550,555
5.500%, 9/1/22	500,000	539,350
First American Financial Corp. 4.600%, 11/15/24	500,000	507,016
Hartford Financial Services Group, Inc.
5.375%, 3/15/17	100,000	108,077
6.000%, 1/15/19	1,000,000	1,132,089
5.500%, 3/30/20	900,000	1,012,818
5.125%, 4/15/22	250,000	279,421
HCC Insurance Holdings, Inc. 6.300%, 11/15/19	200,000	231,046
Infinity Property & Casualty Corp. 5.000%, 9/19/22	250,000	268,612
Lincoln National Corp.
8.750%, 7/1/19	927,000	1,157,809
6.250%, 2/15/20	485,000	564,000
4.850%, 6/24/21	334,000	367,540
7.000%, 5/17/66 (l)	100,000	100,250
6.050%, 4/20/67 (l)	1,100,000	1,109,625
Loews Corp. 2.625%, 5/15/23	900,000	843,394
Markel Corp.
7.125%, 9/30/19	321,000	381,596
5.350%, 6/1/21	350,000	394,932
3.625%, 3/30/23	300,000	302,246
Marsh & McLennan Cos., Inc.
2.550%, 10/15/18	250,000	254,437
2.350%, 9/10/19	375,000	374,793
4.800%, 7/15/21	600,000	664,108
3.500%, 6/3/24	1,000,000	1,001,144

MetLife, Inc.
6.750%, 6/1/16	$2,750,000	$2,965,480
6.817%, 8/15/18	112,000	130,787
7.717%, 2/15/19	508,000	617,447
4.750%, 2/8/21	1,547,000	1,722,791
3.048%, 12/15/22	1,000,000	997,699
4.368%, 9/15/23	667,000	728,322
3.600%, 4/10/24	500,000	514,459
Montpelier Reinsurance Holdings Ltd. 4.700%, 10/15/22	250,000	258,672
Old Republic International Corp. 4.875%, 10/1/24	400,000	416,105
OneBeacon U.S. Holdings, Inc. 4.600%, 11/9/22	200,000	208,381
PartnerReinsurance Finance B LLC 5.500%, 6/1/20	454,000	510,824
Principal Financial Group, Inc.
1.850%, 11/15/17	250,000	250,537
8.875%, 5/15/19	800,000	1,005,374
ProAssurance Corp. 5.300%, 11/15/23	750,000	823,724
Progressive Corp.
3.750%, 8/23/21	219,000	233,982
6.700%, 6/15/37 (l)	1,000,000	1,075,000
Protective Life Corp. 7.375%, 10/15/19	550,000	663,069
Prudential Financial, Inc.
6.000%, 12/1/17	1,320,000	1,471,843
2.300%, 8/15/18	1,000,000	1,009,293
7.375%, 6/15/19	916,000	1,098,149
2.350%, 8/15/19	1,000,000	994,997
5.375%, 6/21/20	1,100,000	1,243,965
4.500%, 11/16/21	1,000,000	1,088,122
8.875%, 6/15/38 (l)	303,000	355,646
5.625%, 6/15/43 (l)	3,000,000	3,082,500
Reinsurance Group of America, Inc.
6.450%, 11/15/19	369,000	429,097
5.000%, 6/1/21	60,000	65,929
4.700%, 9/15/23	1,500,000	1,603,657
RenReinsurance North America Holdings, Inc. 5.750%, 3/15/20	100,000	112,335
StanCorp Financial Group, Inc. 5.000%, 8/15/22	350,000	380,595
Symetra Financial Corp. 4.250%, 7/15/24	300,000	305,364
Torchmark Corp.
9.250%, 6/15/19	275,000	347,172
3.800%, 9/15/22	250,000	253,823
Travelers Cos., Inc.
5.750%, 12/15/17	187,000	208,483
5.800%, 5/15/18	1,100,000	1,242,528
5.900%, 6/2/19	500,000	579,854
Trinity Acquisition plc 4.625%, 8/15/23	250,000	258,592
Unum Group 7.125%, 9/30/16	100,000	109,239
5.625%, 9/15/20	700,000	790,250
4.000%, 3/15/24	300,000	304,789

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

W.R. Berkley Corp.
5.375%, 9/15/20	$100,000	$111,332
4.625%, 3/15/22	750,000	804,127
Willis Group Holdings plc
5.750%, 3/15/21	500,000	557,710
Willis North America, Inc.
6.200%, 3/28/17	500,000	540,490
XLIT Ltd.
2.300%, 12/15/18	750,000	747,876

		77,657,492

Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	250,000	246,867
3.900%, 6/15/23	1,000,000	1,003,939
American Campus Communities Operating Partnership LP
3.750%, 4/15/23	500,000	498,869
American Tower Corp.
7.000%, 10/15/17	250,000	281,857
4.500%, 1/15/18	100,000	106,218
3.400%, 2/15/19	950,000	966,116
5.050%, 9/1/20	1,058,000	1,145,097
3.450%, 9/15/21	1,000,000	984,585
4.700%, 3/15/22	500,000	526,195
3.500%, 1/31/23	1,150,000	1,107,217
5.000%, 2/15/24	1,000,000	1,057,906
ARC Properties Operating Partnership LP
4.600%, 2/6/24	2,300,000	2,121,750
AvalonBay Communities, Inc.
5.700%, 3/15/17	539,000	587,027
6.100%, 3/15/20	139,000	161,005
3.625%, 10/1/20	1,500,000	1,559,904
2.950%, 9/15/22	500,000	490,169
4.200%, 12/15/23	100,000	105,924
Boston Properties LP
3.700%, 11/15/18	600,000	634,982
5.875%, 10/15/19	200,000	228,989
5.625%, 11/15/20	2,015,000	2,297,795
3.850%, 2/1/23	500,000	519,619
3.125%, 9/1/23	1,000,000	981,044
Brandywine Operating Partnership LP
4.950%, 4/15/18	350,000	374,704
4.100%, 10/1/24	700,000	704,662
Camden Property Trust
4.625%, 6/15/21	375,000	410,918
2.950%, 12/15/22	1,150,000	1,123,204
CBL & Associates LP
4.600%, 10/15/24	262,000	265,648
Corporate Office Properties LP
3.700%, 6/15/21	750,000	744,737
3.600%, 5/15/23	200,000	191,988
CubeSmart LP
4.375%, 12/15/23	250,000	264,459
DDR Corp.
3.500%, 1/15/21	550,000	552,738
4.625%, 7/15/22	1,000,000	1,064,802
3.375%, 5/15/23	350,000	339,991

Digital Realty Trust LP
5.875%, 2/1/20	$1,000,000	$1,117,964
5.250%, 3/15/21	500,000	546,723
Duke Realty LP
5.950%, 2/15/17	312,000	338,224
6.500%, 1/15/18	500,000	561,304
6.750%, 3/15/20	1,665,000	1,954,166
Education Realty Operating Partnership LP
4.600%, 12/1/24	250,000	255,536
EPR Properties
7.750%, 7/15/20	269,000	321,436
5.750%, 8/15/22	250,000	272,080
5.250%, 7/15/23	150,000	156,036
Equity Commonwealth
6.650%, 1/15/18	481,000	524,461
5.875%, 9/15/20	250,000	274,909
ERP Operating LP
5.125%, 3/15/16	1,582,000	1,657,888
2.375%, 7/1/19	800,000	798,756
4.750%, 7/15/20	450,000	491,015
3.000%, 4/15/23	1,000,000	973,329
Essex Portfolio LP
3.375%, 1/15/23	500,000	492,536
3.250%, 5/1/23	1,000,000	974,705
Excel Trust LP
4.625%, 5/15/24	400,000	412,646
Federal Realty Investment Trust
3.000%, 8/1/22	200,000	199,558
Government Properties Income Trust
3.750%, 8/15/19	500,000	506,659
HCP, Inc.
3.750%, 2/1/16	232,000	238,531
6.000%, 1/30/17	1,020,000	1,111,423
5.625%, 5/1/17	100,000	108,742
3.750%, 2/1/19	200,000	210,609
2.625%, 2/1/20	656,000	649,400
5.375%, 2/1/21	1,690,000	1,898,001
3.150%, 8/1/22	250,000	245,758
4.250%, 11/15/23	1,070,000	1,120,574
3.875%, 8/15/24	1,000,000	1,016,768
Health Care REIT, Inc.
3.625%, 3/15/16	1,062,000	1,092,039
6.200%, 6/1/16	627,000	669,296
4.700%, 9/15/17	412,000	442,706
2.250%, 3/15/18	1,000,000	1,006,461
4.125%, 4/1/19	1,000,000	1,063,928
6.125%, 4/15/20	385,000	441,373
4.950%, 1/15/21	1,000,000	1,093,047
4.500%, 1/15/24	1,000,000	1,061,573
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	619,000	676,541
Healthcare Trust of America Holdings LP
3.375%, 7/15/21	350,000	349,397
3.700%, 4/15/23	250,000	246,978
Hospitality Properties Trust
6.300%, 6/15/16	660,000	691,213
5.625%, 3/15/17	350,000	374,878
4.500%, 6/15/23	1,000,000	1,018,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Host Hotels & Resorts LP
5.875%, 6/15/19	$1,000,000	$1,050,000
4.750%, 3/1/23	1,100,000	1,163,250
Kilroy Realty LP
4.800%, 7/15/18	350,000	378,579
3.800%, 1/15/23	450,000	456,994
Kimco Realty Corp.
6.875%, 10/1/19	439,000	519,863
3.125%, 6/1/23	1,000,000	978,435
Lexington Realty Trust
4.250%, 6/15/23	250,000	254,039
Liberty Property LP
6.625%, 10/1/17	500,000	559,655
4.750%, 10/1/20	389,000	420,614
4.125%, 6/15/22	1,094,000	1,135,722
Mack-Cali Realty LP
2.500%, 12/15/17	100,000	100,216
7.750%, 8/15/19	639,000	755,360
3.150%, 5/15/23	150,000	137,532
Mid-America Apartments LP
4.300%, 10/15/23	175,000	184,713
3.750%, 6/15/24	450,000	452,942
National Retail Properties, Inc.
3.800%, 10/15/22	250,000	256,008
3.300%, 4/15/23	700,000	688,926
3.900%, 6/15/24	500,000	509,610
Piedmont Operating Partnership LP
4.450%, 3/15/24	500,000	512,412
Prologis LP
4.500%, 8/15/17	62,000	66,061
2.750%, 2/15/19	214,000	216,957
6.875%, 3/15/20	244,000	288,043
3.350%, 2/1/21	1,000,000	1,012,965
4.250%, 8/15/23	100,000	105,718
Realty Income Corp.
6.750%, 8/15/19	750,000	881,407
5.750%, 1/15/21	450,000	515,700
3.250%, 10/15/22	344,000	339,897
4.650%, 8/1/23	1,000,000	1,079,618
4.125%, 10/15/26	225,000	230,323
Retail Opportunity Investments Partnership LP
5.000%, 12/15/23	250,000	271,135
4.000%, 12/15/24	200,000	200,446
Senior Housing Properties Trust
4.300%, 1/15/16	250,000	254,950
3.250%, 5/1/19	850,000	853,880
Simon Property Group LP
2.150%, 9/15/17	250,000	254,689
6.125%, 5/30/18	300,000	341,356
2.200%, 2/1/19	3,000,000	3,016,709
10.350%, 4/1/19	1,000,000	1,316,697
5.650%, 2/1/20	1,985,000	2,286,616
4.375%, 3/1/21	1,095,000	1,203,378
3.750%, 2/1/24	1,000,000	1,050,731
UDR, Inc.
4.250%, 6/1/18	400,000	427,665
3.700%, 10/1/20	1,500,000	1,553,510
4.625%, 1/10/22	200,000	215,864

Ventas Realty LP
1.550%, 9/26/16	$1,937,000	$1,943,750
3.750%, 5/1/24	50,000	50,352
Ventas Realty LP/Ventas Capital Corp.
2.000%, 2/15/18	600,000	599,704
4.000%, 4/30/19	1,000,000	1,060,897
2.700%, 4/1/20	1,050,000	1,041,703
4.250%, 3/1/22	662,000	696,768
Vornado Realty LP
2.500%, 6/30/19	500,000	496,129
Washington Real Estate Investment Trust
4.950%, 10/1/20	1,000,000	1,083,252
3.950%, 10/15/22	150,000	149,939
Weingarten Realty Investors
3.375%, 10/15/22	600,000	593,491
Weyerhaeuser Co.
4.625%, 9/15/23	1,000,000	1,070,311
WP Carey, Inc.
4.600%, 4/1/24	300,000	313,956

		90,907,633

Real Estate Management & Development (0.0%)
Jones Lang LaSalle, Inc.
4.400%, 11/15/22	200,000	207,636
Tanger Properties LP
6.125%, 6/1/20	500,000	576,255

		783,891

Thrifts & Mortgage Finance (0.1%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	1,100,000	1,139,073
1.375%, 3/13/17	1,000,000	998,227
3.050%, 8/23/18	1,000,000	1,034,096
2.350%, 9/10/19	670,000	670,517
4.000%, 3/13/24	1,000,000	1,045,315
BPCE S.A.
1.700%, 4/25/16	250,000	252,105
1.625%, 2/10/17	500,000	501,227
1.613%, 7/25/17	750,000	746,311
2.500%, 12/10/18	1,100,000	1,115,408
2.500%, 7/15/19	1,250,000	1,259,362
4.000%, 4/15/24	1,250,000	1,308,767
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	302,624
Santander Bank N.A.
8.750%, 5/30/18	600,000	715,701

		11,088,733

Total Financials		1,139,705,119

Health Care (2.5%)
Biotechnology (0.3%)
Amgen, Inc.
2.300%, 6/15/16	581,000	588,979
2.500%, 11/15/16	500,000	509,225
2.125%, 5/15/17	1,500,000	1,515,553
5.850%, 6/1/17	1,680,000	1,848,713
6.150%, 6/1/18	200,000	227,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.700%, 2/1/19	$958,000	$1,076,512
2.200%, 5/22/19	750,000	746,198
4.500%, 3/15/20	315,000	342,851
3.450%, 10/1/20	1,312,000	1,366,241
4.100%, 6/15/21	1,000,000	1,071,267
3.625%, 5/15/22	1,094,000	1,129,925
3.625%, 5/22/24	2,750,000	2,792,008
Biogen Idec, Inc.
6.875%, 3/1/18	700,000	807,063
Celgene Corp.
2.300%, 8/15/18	486,000	489,164
3.950%, 10/15/20	1,031,000	1,089,009
3.250%, 8/15/22	850,000	855,431
4.000%, 8/15/23	850,000	892,674
3.625%, 5/15/24	2,000,000	2,032,302
Gilead Sciences, Inc.
2.050%, 4/1/19	1,150,000	1,151,276
2.350%, 2/1/20	380,000	381,189
4.400%, 12/1/21	2,187,000	2,411,876
3.700%, 4/1/24	1,000,000	1,049,967

		24,375,369

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories
5.125%, 4/1/19	676,000	756,752
4.125%, 5/27/20	325,000	350,568
Baxter International, Inc.
0.950%, 6/1/16	1,000,000	999,020
5.900%, 9/1/16	936,000	1,008,379
5.375%, 6/1/18	187,000	207,329
1.850%, 6/15/18	1,000,000	995,465
4.250%, 3/15/20	519,000	557,554
2.400%, 8/15/22	1,100,000	1,047,570
3.200%, 6/15/23	1,000,000	995,181
Becton Dickinson and Co.
1.800%, 12/15/17	583,000	582,805
5.000%, 5/15/19	200,000	221,227
2.675%, 12/15/19	625,000	630,755
3.250%, 11/12/20	1,300,000	1,319,834
3.734%, 12/15/24	857,000	880,027
BioMed Realty LP
3.850%, 4/15/16	500,000	515,153
6.125%, 4/15/20	350,000	397,516
Boston Scientific Corp.
6.400%, 6/15/16	1,100,000	1,177,802
2.650%, 10/1/18	500,000	499,640
6.000%, 1/15/20	1,100,000	1,238,186
C.R. Bard, Inc.
2.875%, 1/15/16	350,000	357,311
1.375%, 1/15/18	500,000	493,787
4.400%, 1/15/21	190,000	208,553
CareFusion Corp.
6.375%, 8/1/19	600,000	691,964
3.300%, 3/1/23	400,000	393,629
3.875%, 5/15/24	500,000	516,394
Covidien International Finance S.A.
6.000%, 10/15/17	1,422,000	1,593,213
4.200%, 6/15/20	700,000	752,016
2.950%, 6/15/23	1,000,000	979,823
DENTSPLY International, Inc.
2.750%, 8/15/16	195,000	199,126
4.125%, 8/15/21	100,000	104,847

Edwards Lifesciences Corp.
2.875%, 10/15/18	$700,000	$708,767
Medtronic, Inc.
2.625%, 3/15/16	1,000,000	1,022,511
1.375%, 4/1/18	1,500,000	1,483,899
2.500%, 3/15/20§	1,170,000	1,170,760
4.450%, 3/15/20	1,794,000	1,964,443
4.125%, 3/15/21	500,000	535,885
3.125%, 3/15/22	150,000	151,763
3.150%, 3/15/22§	3,000,000	3,034,908
2.750%, 4/1/23	769,000	747,413
3.625%, 3/15/24	1,000,000	1,036,713
St. Jude Medical, Inc.
3.250%, 4/15/23	1,150,000	1,147,992
Stryker Corp.
2.000%, 9/30/16	1,370,000	1,393,050
4.375%, 1/15/20	269,000	287,696
Zimmer Holdings, Inc.
3.375%, 11/30/21	500,000	507,830

		35,865,056

Health Care Providers & Services (0.7%)
Aetna, Inc.
1.500%, 11/15/17	1,000,000	992,102
2.200%, 3/15/19	750,000	743,038
3.950%, 9/1/20	100,000	106,122
2.750%, 11/15/22	1,000,000	970,255
3.500%, 11/15/24	500,000	503,219
AmerisourceBergen Corp.
1.150%, 5/15/17	500,000	495,466
4.875%, 11/15/19	1,150,000	1,269,041
3.400%, 5/15/24	600,000	600,867
Anthem, Inc.
5.875%, 6/15/17	639,000	701,495
1.875%, 1/15/18	500,000	498,778
2.300%, 7/15/18	1,000,000	1,001,933
7.000%, 2/15/19	1,022,000	1,200,274
4.350%, 8/15/20	1,200,000	1,296,895
3.125%, 5/15/22	500,000	498,453
3.300%, 1/15/23	150,000	149,732
3.500%, 8/15/24	1,000,000	1,006,802
Cardinal Health, Inc.
1.700%, 3/15/18	1,143,000	1,134,226
4.625%, 12/15/20	1,700,000	1,850,061
3.200%, 6/15/22	125,000	125,266
3.200%, 3/15/23	1,000,000	993,097
Cigna Corp.
5.375%, 3/15/17	25,000	27,010
5.125%, 6/15/20	1,182,000	1,315,301
4.375%, 12/15/20	100,000	107,688
4.500%, 3/15/21	406,000	443,475
4.000%, 2/15/22	500,000	528,036
Coventry Health Care, Inc.
5.950%, 3/15/17	336,000	367,080
5.450%, 6/15/21	650,000	739,375
Dignity Health
2.637%, 11/1/19	425,000	427,230
Express Scripts Holding Co.
3.125%, 5/15/16	2,562,000	2,628,203
2.650%, 2/15/17	1,000,000	1,021,810
1.250%, 6/2/17	445,000	439,985
4.750%, 11/15/21	1,350,000	1,486,926

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

3.900%, 2/15/22	$2,156,000	$2,256,249
3.500%, 6/15/24	1,000,000	996,219
Howard Hughes Medical Institute 3.500%, 9/1/23	1,000,000	1,050,494
Humana, Inc.
7.200%, 6/15/18	1,231,000	1,435,419
2.625%, 10/1/19	1,000,000	1,000,755
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	360,745
Laboratory Corp. of America Holdings
2.200%, 8/23/17	67,000	67,650
2.500%, 11/1/18	500,000	497,625
4.625%, 11/15/20	1,600,000	1,713,234
3.750%, 8/23/22	56,000	57,320
4.000%, 11/1/23	500,000	513,439
McKesson Corp.
3.250%, 3/1/16	219,000	224,672
5.700%, 3/1/17	500,000	543,728
1.400%, 3/15/18	1,100,000	1,084,749
2.284%, 3/15/19	1,345,000	1,337,525
4.750%, 3/1/21	1,100,000	1,210,908
2.850%, 3/15/23	1,200,000	1,155,728
3.796%, 3/15/24	2,200,000	2,259,235
Medco Health Solutions, Inc.
7.125%, 3/15/18	762,000	879,517
4.125%, 9/15/20	275,000	292,132
Owens & Minor, Inc.
3.875%, 9/15/21	250,000	253,623
Quest Diagnostics, Inc.
3.200%, 4/1/16	1,312,000	1,343,655
6.400%, 7/1/17	650,000	724,059
2.700%, 4/1/19	500,000	503,419
4.700%, 4/1/21	100,000	108,028
UnitedHealth Group, Inc.
5.375%, 3/15/16	325,000	342,874
1.875%, 11/15/16	1,500,000	1,521,055
1.400%, 10/15/17	100,000	100,020
6.000%, 2/15/18	1,824,000	2,058,267
1.625%, 3/15/19	750,000	739,523
2.300%, 12/15/19	500,000	501,757
4.700%, 2/15/21	850,000	951,029
2.875%, 3/15/22	500,000	501,462
2.750%, 2/15/23	1,000,000	986,270
2.875%, 3/15/23	600,000	596,787

		55,838,412

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
5.000%, 7/15/20	600,000	652,316
3.875%, 7/15/23	1,094,000	1,095,978
Life Technologies Corp.
3.500%, 1/15/16	1,000,000	1,021,461
6.000%, 3/1/20	1,100,000	1,256,387
5.000%, 1/15/21	125,000	138,452
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	1,800,000	1,841,597
1.850%, 1/15/18	750,000	745,432
2.400%, 2/1/19	1,100,000	1,101,581
4.700%, 5/1/20	100,000	108,993

4.500%, 3/1/21	$1,000,000	$1,085,815
3.600%, 8/15/21	265,000	273,345
3.300%, 2/15/22	875,000	879,833
3.150%, 1/15/23	1,000,000	977,899
4.150%, 2/1/24	1,000,000	1,048,172

		12,227,261

Pharmaceuticals (1.0%)
AbbVie, Inc.
1.750%, 11/6/17	3,694,000	3,702,309
2.000%, 11/6/18	219,000	217,204
2.900%, 11/6/22	3,519,000	3,463,438
Actavis Funding SCS
1.300%, 6/15/17	2,000,000	1,964,594
2.450%, 6/15/19	535,000	526,029
3.850%, 6/15/24	1,250,000	1,257,144
Actavis, Inc.
6.125%, 8/15/19	388,000	439,730
3.250%, 10/1/22	1,875,000	1,835,155
Allergan, Inc.
1.350%, 3/15/18	425,000	412,251
3.375%, 9/15/20	1,000,000	1,016,259
2.800%, 3/15/23	400,000	368,784
AstraZeneca plc 5.900%, 9/15/17	2,125,000	2,379,927
Bristol-Myers Squibb Co.
0.875%, 8/1/17	600,000	594,755
1.750%, 3/1/19	750,000	744,268
2.000%, 8/1/22	656,000	616,808
Eli Lilly & Co.
5.200%, 3/15/17	1,766,000	1,919,594
1.950%, 3/15/19	500,000	501,666
GlaxoSmithKline Capital plc
1.500%, 5/8/17	1,375,000	1,380,470
2.850%, 5/8/22	3,300,000	3,293,305
GlaxoSmithKline Capital, Inc.
0.700%, 3/18/16	1,500,000	1,498,186
5.650%, 5/15/18	2,956,000	3,326,679
2.800%, 3/18/23	1,156,000	1,141,037
Johnson & Johnson
2.150%, 5/15/16	800,000	815,743
5.550%, 8/15/17	2,100,000	2,339,415
1.125%, 11/21/17	1,000,000	996,847
5.150%, 7/15/18	200,000	223,679
3.550%, 5/15/21	500,000	536,653
2.450%, 12/5/21	1,250,000	1,255,257
3.375%, 12/5/23	500,000	534,716
Merck & Co., Inc.
0.700%, 5/18/16	1,000,000	999,821
1.100%, 1/31/18	1,000,000	990,476
1.300%, 5/18/18	823,000	815,387
5.000%, 6/30/19	1,150,000	1,295,122
3.875%, 1/15/21	1,000,000	1,080,663
2.400%, 9/15/22	1,200,000	1,170,181
2.800%, 5/18/23	1,700,000	1,691,110
Mylan, Inc.
1.800%, 6/24/16	500,000	502,260
1.350%, 11/29/16	1,150,000	1,143,561
2.600%, 6/24/18	500,000	505,391
2.550%, 3/28/19	412,000	410,318

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Novartis Capital Corp.
4.400%, 4/24/20	$100,000	$110,694
2.400%, 9/21/22	1,200,000	1,179,942
3.400%, 5/6/24	1,000,000	1,037,446
Novartis Securities Investment Ltd.
5.125%, 2/10/19	3,710,000	4,162,238
Perrigo Co. plc
1.300%, 11/8/16	800,000	796,613
4.000%, 11/15/23	1,700,000	1,740,358
Pfizer, Inc.
0.900%, 1/15/17	1,500,000	1,495,469
1.100%, 5/15/17	1,500,000	1,498,430
4.650%, 3/1/18	62,000	67,953
1.500%, 6/15/18	1,000,000	995,690
6.200%, 3/15/19	3,056,000	3,551,527
3.000%, 6/15/23	1,000,000	1,007,063
3.400%, 5/15/24	1,500,000	1,553,654
Sanofi S.A.
2.625%, 3/29/16	1,150,000	1,177,123
1.250%, 4/10/18	1,638,000	1,622,901
4.000%, 3/29/21	2,106,000	2,283,384
Teva Pharmaceutical Finance Co. B.V.
2.400%, 11/10/16	250,000	255,070
2.950%, 12/18/22	937,000	912,488
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	1,750,000	1,794,608
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	500,000	491,250
Wyeth LLC
5.500%, 2/15/16	1,335,000	1,406,937
5.450%, 4/1/17	500,000	547,967
Zoetis, Inc.
1.150%, 2/1/16	1,000,000	999,586
1.875%, 2/1/18	600,000	594,472
3.250%, 2/1/23	1,185,000	1,167,513

		82,356,568

Total Health Care		210,662,666

Industrials (1.8%)
Aerospace & Defense (0.4%)
Boeing Co.
0.950%, 5/15/18	500,000	489,154
6.000%, 3/15/19	1,046,000	1,208,042
4.875%, 2/15/20	886,000	993,779
2.850%, 10/30/24	300,000	297,423
Embraer S.A.
5.150%, 6/15/22	47,000	49,115
General Dynamics Corp.
2.250%, 7/15/16	500,000	513,657
1.000%, 11/15/17	250,000	247,383
3.875%, 7/15/21	562,000	605,940
2.250%, 11/15/22	1,094,000	1,049,516
Honeywell International, Inc.
5.400%, 3/15/16	360,000	379,994
5.300%, 3/1/18	1,300,000	1,442,257
5.000%, 2/15/19	846,000	949,100
4.250%, 3/1/21	500,000	552,693

L-3 Communications Corp.
3.950%, 11/15/16	$594,000	$618,524
5.200%, 10/15/19	1,100,000	1,207,248
4.950%, 2/15/21	1,194,000	1,295,944
3.950%, 5/28/24	600,000	602,558
Lockheed Martin Corp.
2.125%, 9/15/16	500,000	508,864
4.250%, 11/15/19	1,624,000	1,766,945
3.350%, 9/15/21	500,000	519,213
Northrop Grumman Corp.
1.750%, 6/1/18	600,000	594,015
3.500%, 3/15/21	31,000	32,186
3.250%, 8/1/23	2,100,000	2,094,682
Precision Castparts Corp.
1.250%, 1/15/18	900,000	888,399
2.500%, 1/15/23	562,000	542,172
Raytheon Co.
6.400%, 12/15/18	208,000	242,575
4.400%, 2/15/20	1,069,000	1,165,639
3.125%, 10/15/20	1,156,000	1,191,177
2.500%, 12/15/22	500,000	488,589
Rockwell Collins, Inc.
5.250%, 7/15/19	235,000	264,286
3.100%, 11/15/21	550,000	563,844
Textron, Inc.
4.625%, 9/21/16	250,000	264,178
5.600%, 12/1/17	100,000	109,644
7.250%, 10/1/19	500,000	593,170
3.650%, 3/1/21	125,000	127,651
5.950%, 9/21/21	350,000	406,939
3.875%, 3/1/25	285,000	286,021
United Technologies Corp.
1.800%, 6/1/17	1,217,000	1,235,182
5.375%, 12/15/17	1,008,000	1,120,060
6.125%, 2/1/19	1,825,000	2,115,887
4.500%, 4/15/20	1,275,000	1,409,919
3.100%, 6/1/22	1,844,000	1,879,276

		32,912,840

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	682,000	829,591
2.625%, 8/1/22	276,000	269,290
2.700%, 4/15/23	450,000	437,777
4.000%, 1/15/24	450,000	478,017
United Parcel Service, Inc.
1.125%, 10/1/17	200,000	198,465
5.125%, 4/1/19	2,100,000	2,357,463
3.125%, 1/15/21	1,675,000	1,755,355
2.450%, 10/1/22	1,000,000	978,373

		7,304,331

Airlines (0.1%)
American Airlines, Inc.
Series 2013-2 A
4.950%, 1/15/23	1,887,936	2,015,372
Continental Airlines, Inc.
Series 2009-1
9.000%, 7/8/16	471,700	517,101
Series 2010-1 A
4.750%, 1/12/21	1,517,664	1,622,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Delta Air Lines, Inc.
Series 2009-1 A
7.750%, 12/17/19	$252,336	$290,817
Series 2010-1 A
6.200%, 7/2/18	122,462	135,091
Series 2010-2 A
4.950%, 5/23/19	862,082	922,428
Southwest Airlines Co.
5.750%, 12/15/16	461,000	498,747
5.125%, 3/1/17	62,000	66,572
2.750%, 11/6/19	750,000	752,165
United Airlines, Inc.
Series 2009-2A
9.750%, 1/15/17	309,749	340,532

		7,161,785

Building Products (0.0%)
Owens Corning
4.200%, 12/1/24	300,000	295,718
Owens Corning, Inc.
4.200%, 12/15/22	1,000,000	1,011,250

		1,306,968

Commercial Services & Supplies (0.2%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	400,000	417,782
4.750%, 5/1/19	300,000	332,958
Cornell University
5.450%, 2/1/19	400,000	448,666
Pitney Bowes, Inc.
5.750%, 9/15/17	127,000	137,648
4.750%, 5/15/18	62,000	65,906
6.250%, 3/15/19	1,100,000	1,240,466
4.625%, 3/15/24	500,000	511,360
Republic Services, Inc.
3.800%, 5/15/18	500,000	528,725
5.500%, 9/15/19	1,214,000	1,366,536
5.000%, 3/1/20	600,000	661,714
5.250%, 11/15/21	406,000	459,486
3.550%, 6/1/22	1,000,000	1,027,431
4.750%, 5/15/23	1,000,000	1,102,890
Trustees of Dartmouth College
4.750%, 6/1/19	135,000	150,241
Vanderbilt University
5.250%, 4/1/19	273,000	308,093
Waste Management, Inc.
6.100%, 3/15/18	446,000	502,741
7.375%, 3/11/19	902,000	1,091,420
4.750%, 6/30/20	300,000	328,355
4.600%, 3/1/21	500,000	554,342
2.900%, 9/15/22	500,000	493,850
3.500%, 5/15/24	500,000	507,115
Yale University 2.086%, 4/15/19	300,000	301,239

		12,538,964

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	500,000	500,694
2.875%, 5/8/22	1,306,000	1,307,215
Fluor Corp.
3.500%, 12/15/24	900,000	896,425

		2,704,334

Electrical Equipment (0.1%)
Eaton Corp.
1.500%, 11/2/17	$500,000	$497,296
6.950%, 3/20/19	1,000,000	1,173,321
2.750%, 11/2/22	1,531,000	1,503,630
Emerson Electric Co.
5.125%, 12/1/16	500,000	538,335
4.875%, 10/15/19	1,200,000	1,334,546
2.625%, 2/15/23	256,000	254,171

		5,301,299

Industrial Conglomerates (0.3%)
3M Co.
1.375%, 9/29/16	500,000	507,031
1.625%, 6/15/19	1,000,000	987,797
2.000%, 6/26/22	1,000,000	968,794
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	100,000	110,562
Carlisle Cos., Inc.
5.125%, 12/15/20	250,000	272,255
Cooper U.S., Inc.
2.375%, 1/15/16	600,000	608,541
3.875%, 12/15/20	600,000	635,687
Danaher Corp.
2.300%, 6/23/16	906,000	924,602
5.625%, 1/15/18	546,000	608,373
5.400%, 3/1/19	500,000	564,324
3.900%, 6/23/21	662,000	715,702
GE Capital Trust I
6.375%, 11/15/67 (l)	1,200,000	1,290,000
General Electric Co.
5.250%, 12/6/17	3,291,000	3,646,243
2.700%, 10/9/22	3,375,000	3,379,382
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	1,071,000	1,238,619
2.875%, 1/15/19	750,000	762,211
Koninklijke Philips N.V.
5.750%, 3/11/18	1,700,000	1,886,151
3.750%, 3/15/22	406,000	420,703
Pentair Finance S.A.
1.875%, 9/15/17	1,000,000	999,786
2.650%, 12/1/19	156,000	153,850
5.000%, 5/15/21	550,000	609,353
3.150%, 9/15/22	500,000	495,249
Roper Industries, Inc.
2.050%, 10/1/18	1,750,000	1,733,781
6.250%, 9/1/19	500,000	577,176
3.125%, 11/15/22	625,000	609,786
Tyco Electronics Group S.A.
6.550%, 10/1/17	1,225,000	1,378,552
2.375%, 12/17/18	240,000	241,858
2.350%, 8/1/19	250,000	249,680
3.450%, 8/1/24	290,000	295,368
Tyco International Finance S.A.
8.500%, 1/15/19	608,000	739,706

		27,611,122

Machinery (0.2%)
Caterpillar, Inc.
3.900%, 5/27/21	1,000,000	1,080,308
2.600%, 6/26/22	844,000	834,578
3.400%, 5/15/24	715,000	737,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Crane Co.
2.750%, 12/15/18	$350,000	$353,193
4.450%, 12/15/23	400,000	423,394
Cummins, Inc.
3.650%, 10/1/23	500,000	534,203
Deere & Co.
4.375%, 10/16/19	658,000	717,105
2.600%, 6/8/22	1,312,000	1,286,551
Dover Corp.
5.450%, 3/15/18	616,000	681,915
4.300%, 3/1/21	656,000	722,314
Flowserve Corp.
4.000%, 11/15/23	700,000	719,869
IDEX Corp.
4.200%, 12/15/21	300,000	311,485
Illinois Tool Works, Inc.
0.900%, 2/25/17	1,000,000	995,629
6.250%, 4/1/19	600,000	699,382
3.375%, 9/15/21	300,000	314,971
3.500%, 3/1/24	1,000,000	1,044,724
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	500,000	497,101
Joy Global, Inc.
5.125%, 10/15/21	400,000	442,117
Kennametal, Inc.
2.650%, 11/1/19	250,000	249,048
3.875%, 2/15/22	560,000	568,790
Pall Corp.
5.000%, 6/15/20	300,000	328,265
Parker-Hannifin Corp.
5.500%, 5/15/18	500,000	556,774
3.300%, 11/21/24	600,000	611,381
Snap-on, Inc.
4.250%, 1/15/18	200,000	214,198
Stanley Black & Decker, Inc.
2.900%, 11/1/22	994,000	977,694
5.750%, 12/15/53 (l)	600,000	646,500
Trinity Industries, Inc.
4.550%, 10/1/24	450,000	436,563
Wabtec Corp.
4.375%, 8/15/23	200,000	212,566
Xylem, Inc.
3.550%, 9/20/16	650,000	673,749

		17,871,395

Professional Services (0.0%)
Dun & Bradstreet Corp.
4.375%, 12/1/22	500,000	517,042
Equifax, Inc.
3.300%, 12/15/22	461,000	453,533
Verisk Analytics, Inc.
5.800%, 5/1/21	600,000	676,389

		1,646,964

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	471,000	527,929
4.700%, 10/1/19	725,000	801,232
3.600%, 9/1/20	1,500,000	1,572,349
3.050%, 3/15/22	2,156,000	2,166,748
3.850%, 9/1/23	750,000	790,647

3.750%, 4/1/24	$250,000	$261,850
3.400%, 9/1/24	500,000	505,661
Canadian National Railway Co.
5.550%, 5/15/18	157,000	175,959
5.550%, 3/1/19	1,133,000	1,284,031
2.250%, 11/15/22	900,000	870,040
2.950%, 11/21/24	250,000	247,560
Canadian Pacific Railway Co.
6.500%, 5/15/18	159,000	184,172
7.250%, 5/15/19	645,000	771,295
Con-way, Inc.
7.250%, 1/15/18	500,000	567,811
CSX Corp.
7.900%, 5/1/17	250,000	287,110
6.250%, 3/15/18	460,000	522,394
7.375%, 2/1/19	1,055,000	1,265,273
3.700%, 10/30/20	200,000	211,123
4.250%, 6/1/21	500,000	543,336
3.700%, 11/1/23	1,000,000	1,050,014
JB Hunt Transport Services, Inc.
3.850%, 3/15/24	750,000	780,560
Kansas City Southern de Mexico S.A. de C.V.
2.350%, 5/15/20	400,000	383,994
3.000%, 5/15/23	121,000	117,186
Norfolk Southern Corp.
7.700%, 5/15/17	1,329,000	1,518,052
5.750%, 4/1/18	446,000	500,010
5.900%, 6/15/19	1,317,000	1,511,614
2.903%, 2/15/23	1,150,000	1,134,489
Ryder System, Inc.
3.600%, 3/1/16	689,000	708,888
5.850%, 11/1/16	699,000	750,726
3.500%, 6/1/17	125,000	130,940
2.500%, 3/1/18	250,000	258,712
2.450%, 11/15/18	600,000	600,979
2.350%, 2/26/19	250,000	248,072
2.550%, 6/1/19	310,000	309,472
Union Pacific Corp.
2.250%, 2/15/19	1,000,000	1,012,976
4.000%, 2/1/21	170,000	184,946
2.950%, 1/15/23	500,000	503,284
2.750%, 4/15/23	1,000,000	991,640
3.646%, 2/15/24	500,000	530,632

		26,783,706

Trading Companies & Distributors (0.1%)
Air Lease Corp.
3.375%, 1/15/19	2,750,000	2,791,250
3.875%, 4/1/21	125,000	125,312
4.250%, 9/15/24	1,000,000	1,012,500
GATX Corp.
3.500%, 7/15/16	350,000	361,481
2.375%, 7/30/18	388,000	389,502
2.500%, 3/15/19	700,000	699,894
2.500%, 7/30/19	500,000	496,435
4.850%, 6/1/21	100,000	110,681
3.900%, 3/30/23	151,000	157,236
International Lease Finance Corp.
6.750%, 9/1/16§	2,000,000	2,132,500

		8,276,791

Total Industrials		151,420,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Information Technology (1.9%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
5.500%, 2/22/16	$2,900,000	$3,069,071
1.100%, 3/3/17	2,000,000	1,999,738
3.150%, 3/14/17	500,000	521,894
4.950%, 2/15/19	2,757,000	3,081,557
2.125%, 3/1/19	1,650,000	1,656,741
4.450%, 1/15/20	1,312,000	1,438,672
2.900%, 3/4/21	570,000	580,413
3.625%, 3/4/24	1,000,000	1,045,049
Harris Corp.
6.375%, 6/15/19	265,000	307,331
4.400%, 12/15/20	1,000,000	1,066,988
Juniper Networks, Inc.
3.100%, 3/15/16	500,000	508,722
4.600%, 3/15/21	62,000	64,602
4.500%, 3/15/24	175,000	175,327
Motorola Solutions, Inc.
3.500%, 9/1/21	1,000,000	993,959
3.750%, 5/15/22	94,000	94,058
3.500%, 3/1/23	1,000,000	973,689
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22	1,094,000	1,148,699

		18,726,510

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp.
2.550%, 1/30/19	750,000	754,921
3.125%, 9/15/21	1,500,000	1,501,094
Arrow Electronics, Inc.
3.000%, 3/1/18	150,000	153,415
6.000%, 4/1/20	304,000	343,107
Avnet, Inc.
5.875%, 6/15/20	1,100,000	1,228,430
Corning, Inc.
1.450%, 11/15/17	600,000	596,920
4.250%, 8/15/20	274,000	297,575
3.700%, 11/15/23	187,000	192,686
Ingram Micro, Inc.
5.250%, 9/1/17	62,000	66,996
5.000%, 8/10/22	600,000	635,141
4.950%, 12/15/24	200,000	199,680
Jabil Circuit, Inc.
4.700%, 9/15/22	1,000,000	995,000
Keysight Technologies, Inc.
3.300%, 10/30/19§	600,000	595,216
4.550%, 10/30/24§	600,000	600,375
Tech Data Corp.
3.750%, 9/21/17	300,000	309,300
Trimble Navigation Ltd.
4.750%, 12/1/24	350,000	358,821

		8,828,677

Internet Software & Services (0.1%)
Alibaba Group Holding Ltd.
1.625%, 11/28/17§	530,000	526,074
2.500%, 11/28/19§	1,250,000	1,227,899
3.125%, 11/28/21§	1,300,000	1,281,186
3.600%, 11/28/24§	1,000,000	990,325
Baidu, Inc.
2.250%, 11/28/17	500,000	498,769

3.250%, 8/6/18	$1,226,000	$1,251,129
2.750%, 6/9/19	500,000	496,915
3.500%, 11/28/22	500,000	492,510
eBay, Inc.
1.350%, 7/15/17	571,000	566,038
3.250%, 10/15/20	362,000	367,451
2.875%, 8/1/21	1,150,000	1,131,856
2.600%, 7/15/22	1,100,000	1,037,907
Google, Inc.
2.125%, 5/19/16	1,075,000	1,097,599
3.625%, 5/19/21	950,000	1,019,136
3.375%, 2/25/24	500,000	520,563

		12,505,357

IT Services (0.4%)
Broadridge Financial Solutions, Inc.
3.950%, 9/1/20	400,000	418,244
Computer Sciences Corp.
6.500%, 3/15/18	1,210,000	1,348,065
4.450%, 9/15/22	200,000	204,831
Fidelity National Information Services, Inc.
1.450%, 6/5/17	150,000	148,926
2.000%, 4/15/18	129,000	127,990
5.000%, 3/15/22	1,000,000	1,062,414
3.500%, 4/15/23	1,156,000	1,147,622
3.875%, 6/5/24	1,000,000	1,012,564
Fiserv, Inc.
6.800%, 11/20/17	600,000	679,647
4.750%, 6/15/21	94,000	102,828
3.500%, 10/1/22	500,000	502,244
International Business Machines Corp.
0.450%, 5/6/16	1,569,000	1,564,652
1.950%, 7/22/16	950,000	968,193
1.250%, 2/6/17	1,000,000	1,004,091
5.700%, 9/14/17	6,688,000	7,450,086
1.250%, 2/8/18	1,200,000	1,188,669
1.625%, 5/15/20	2,200,000	2,118,230
1.875%, 8/1/22	1,750,000	1,627,259
3.375%, 8/1/23	1,000,000	1,018,695
3.625%, 2/12/24	1,000,000	1,042,007
MasterCard, Inc.
3.375%, 4/1/24	1,000,000	1,027,412
Total System Services, Inc.
2.375%, 6/1/18	320,000	317,618
3.750%, 6/1/23	450,000	444,243
Western Union Co.
5.930%, 10/1/16	312,000	335,295
2.875%, 12/10/17	250,000	255,280
5.253%, 4/1/20	1,002,000	1,094,740
Xerox Corp.
6.750%, 2/1/17	1,224,000	1,349,755
2.950%, 3/15/17	406,000	416,996
6.350%, 5/15/18	1,115,000	1,260,281
2.750%, 3/15/19	500,000	500,112
5.625%, 12/15/19	639,000	717,490
2.800%, 5/15/20	750,000	740,518
4.500%, 5/15/21	185,000	196,925
3.800%, 5/15/24	750,000	737,065

		34,130,987

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Semiconductors & Semiconductor Equipment (0.2%)
Altera Corp.
1.750%, 5/15/17	$500,000	$501,093
2.500%, 11/15/18	500,000	502,100
4.100%, 11/15/23	600,000	622,058
Analog Devices, Inc.
3.000%, 4/15/16	500,000	510,964
2.875%, 6/1/23	250,000	239,763
Applied Materials, Inc.
2.650%, 6/15/16	1,000,000	1,021,841
4.300%, 6/15/21	625,000	680,676
Broadcom Corp.
2.500%, 8/15/22	1,100,000	1,054,251
3.500%, 8/1/24	400,000	401,498
Intel Corp.
1.950%, 10/1/16	1,600,000	1,627,988
1.350%, 12/15/17	2,000,000	1,993,011
3.300%, 10/1/21	1,257,000	1,305,904
2.700%, 12/15/22	1,875,000	1,844,279
KLA-Tencor Corp.
2.375%, 11/1/17	500,000	503,365
3.375%, 11/1/19	1,000,000	1,019,398
4.125%, 11/1/21	571,000	585,192
Maxim Integrated Products, Inc.
2.500%, 11/15/18	750,000	747,130
3.375%, 3/15/23	400,000	391,644
Texas Instruments, Inc.
2.375%, 5/16/16	950,000	971,434
1.000%, 5/1/18	500,000	490,069
1.650%, 8/3/19	350,000	342,417
2.750%, 3/12/21	1,100,000	1,104,348
2.250%, 5/1/23	750,000	703,849
Xilinx, Inc.
2.125%, 3/15/19	500,000	494,266
3.000%, 3/15/21	500,000	498,514

		20,157,052

Software (0.4%)
Adobe Systems, Inc.
4.750%, 2/1/20	837,000	918,323
Autodesk, Inc.
1.950%, 12/15/17	297,000	297,493
CA, Inc.
2.875%, 8/15/18	500,000	507,615
5.375%, 12/1/19	800,000	884,677
4.500%, 8/15/23	250,000	261,322
Cadence Design Systems, Inc.
4.375%, 10/15/24	175,000	176,416
CDK Global, Inc.
3.300%, 10/15/19§	400,000	397,794
4.500%, 10/15/24§	405,000	405,980
Intuit, Inc.
5.750%, 3/15/17	1,000,000	1,088,818
Microsoft Corp.
2.500%, 2/8/16	3,000,000	3,068,081
1.000%, 5/1/18	487,000	480,167
1.625%, 12/6/18	900,000	898,445
4.200%, 6/1/19	736,000	809,139
3.000%, 10/1/20	594,000	619,512
4.000%, 2/8/21	1,000,000	1,092,870

2.125%, 11/15/22	$500,000	$482,601
2.375%, 5/1/23	1,250,000	1,223,788
3.625%, 12/15/23	800,000	855,844
Oracle Corp.
5.250%, 1/15/16	3,216,000	3,370,894
1.200%, 10/15/17	1,000,000	993,691
5.750%, 4/15/18	1,362,000	1,539,650
2.375%, 1/15/19	1,500,000	1,525,045
5.000%, 7/8/19	3,500,000	3,931,593
2.250%, 10/8/19	750,000	754,433
2.800%, 7/8/21	585,000	588,210
2.500%, 10/15/22	1,875,000	1,826,321
3.625%, 7/15/23	1,000,000	1,042,784
Symantec Corp.
4.200%, 9/15/20	1,100,000	1,131,886
3.950%, 6/15/22	1,000,000	1,004,838

		32,178,230

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.
0.450%, 5/3/16	1,150,000	1,148,424
1.000%, 5/3/18	4,256,000	4,180,785
2.100%, 5/6/19	2,650,000	2,673,195
2.850%, 5/6/21	935,000	955,582
2.400%, 5/3/23	4,707,000	4,577,917
3.450%, 5/6/24	4,000,000	4,194,976
EMC Corp.
1.875%, 6/1/18	1,600,000	1,589,543
2.650%, 6/1/20	1,250,000	1,238,196
3.375%, 6/1/23	1,800,000	1,786,013
Hewlett-Packard Co.
2.650%, 6/1/16	2,000,000	2,038,308
2.600%, 9/15/17	1,000,000	1,018,063
5.500%, 3/1/18	3,075,000	3,384,891
2.750%, 1/14/19	600,000	599,483
3.750%, 12/1/20	250,000	258,625
4.375%, 9/15/21	300,000	315,562
4.650%, 12/9/21	3,250,000	3,462,675
4.050%, 9/15/22	1,000,000	1,013,144
Lexmark International, Inc.
5.125%, 3/15/20	500,000	528,159
NetApp, Inc.
2.000%, 12/15/17	562,000	561,306
3.375%, 6/15/21	550,000	549,106
Seagate HDD Cayman
3.750%, 11/15/18§	3,100,000	3,185,062

		39,259,015

Total Information Technology		165,785,828

Materials (1.5%)
Chemicals (0.7%)
Agrium, Inc.
6.750%, 1/15/19	500,000	582,821
3.150%, 10/1/22	131,000	127,078
3.500%, 6/1/23	1,000,000	982,106
Air Products and Chemicals, Inc.
2.000%, 8/2/16	235,000	238,720
4.375%, 8/21/19	439,000	479,792
2.750%, 2/3/23	1,000,000	980,808
3.350%, 7/31/24	750,000	763,946

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Airgas, Inc.
1.650%, 2/15/18	$500,000	$493,704
3.650%, 7/15/24	450,000	460,181
Albemarle Corp.
3.000%, 12/1/19	250,000	249,163
4.500%, 12/15/20	500,000	546,455
4.150%, 12/1/24	250,000	254,783
Cabot Corp.
5.000%, 10/1/16	439,000	464,858
3.700%, 7/15/22	500,000	508,904
CF Industries, Inc.
7.125%, 5/1/20	1,094,000	1,303,088
3.450%, 6/1/23	1,000,000	988,314
Dow Chemical Co.
2.500%, 2/15/16	2,410,000	2,451,926
8.550%, 5/15/19	2,642,000	3,282,112
4.250%, 11/15/20	1,984,000	2,121,281
4.125%, 11/15/21	100,000	105,513
3.000%, 11/15/22	1,000,000	974,525
E.I. du Pont de Nemours & Co.
1.950%, 1/15/16	1,000,000	1,012,578
5.250%, 12/15/16	194,000	209,130
6.000%, 7/15/18	2,203,000	2,506,075
5.750%, 3/15/19	500,000	570,805
3.625%, 1/15/21	1,700,000	1,799,661
2.800%, 2/15/23	1,000,000	981,342
Eastman Chemical Co.
2.400%, 6/1/17	150,000	152,258
5.500%, 11/15/19	472,000	533,678
2.700%, 1/15/20	1,000,000	999,418
3.600%, 8/15/22	1,125,000	1,139,603
3.800%, 3/15/25	1,000,000	1,010,800
Ecolab, Inc.
3.000%, 12/8/16	1,500,000	1,549,328
4.350%, 12/8/21	1,356,000	1,477,062
FMC Corp.
4.100%, 2/1/24	1,500,000	1,567,672
Lubrizol Corp.
8.875%, 2/1/19	500,000	626,102
LYB International Finance B.V.
4.000%, 7/15/23	1,100,000	1,117,436
LyondellBasell Industries N.V.
5.000%, 4/15/19	2,000,000	2,176,871
6.000%, 11/15/21	1,800,000	2,075,086
Methanex Corp.
3.250%, 12/15/19	220,000	218,358
4.250%, 12/1/24	650,000	646,494
Monsanto Co.
1.150%, 6/30/17	1,000,000	990,897
5.125%, 4/15/18	869,000	957,930
1.850%, 11/15/18	400,000	398,144
2.750%, 7/15/21	750,000	744,146
2.200%, 7/15/22	250,000	236,603
Mosaic Co.
4.250%, 11/15/23	1,000,000	1,038,815
NewMarket Corp.
4.100%, 12/15/22	167,000	171,186
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17	843,000	877,335
6.500%, 5/15/19	860,000	1,009,320
4.875%, 3/30/20	194,000	215,355
3.625%, 3/15/24	500,000	511,532

PPG Industries, Inc.
1.900%, 1/15/16	$800,000	$807,603
3.600%, 11/15/20	350,000	363,508
Praxair, Inc.
0.750%, 2/21/16	400,000	400,327
1.050%, 11/7/17	656,000	650,608
1.250%, 11/7/18	1,400,000	1,364,730
4.500%, 8/15/19	800,000	879,761
4.050%, 3/15/21	500,000	542,032
3.000%, 9/1/21	600,000	610,805
2.200%, 8/15/22	450,000	430,947
2.700%, 2/21/23	500,000	493,338
RPM International, Inc.
6.125%, 10/15/19	700,000	795,399
Sherwin-Williams Co.
1.350%, 12/15/17	550,000	546,007
Valspar Corp.
7.250%, 6/15/19	439,000	515,682
4.200%, 1/15/22	200,000	215,005
Westlake Chemical Corp.
3.600%, 7/15/22	308,000	305,305

		56,802,155

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	3,265,000	3,514,042
8.125%, 7/15/18	269,000	321,716
Martin Marietta Materials, Inc.
6.600%, 4/15/18	300,000	337,687
4.250%, 7/2/24	285,000	291,947

		4,465,392

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	169,000	184,488
3.350%, 4/15/23	300,000	300,770
Bemis Co., Inc.
6.800%, 8/1/19	471,000	553,190
Packaging Corp of America
3.650%, 9/15/24	1,000,000	989,218
Packaging Corp. of America
3.900%, 6/15/22	500,000	509,138
4.500%, 11/1/23	200,000	210,696
Rock-Tenn Co.
4.900%, 3/1/22	1,500,000	1,615,429

		4,362,929

Metals & Mining (0.7%)
Barrick Gold Corp.
6.950%, 4/1/19	2,023,000	2,299,863
3.850%, 4/1/22	2,000,000	1,927,094
4.100%, 5/1/23	900,000	873,367
Barrick North America Finance LLC
4.400%, 5/30/21	200,000	202,077
BHP Billiton Finance USA Ltd.
7.250%, 3/1/16	598,000	642,275
1.875%, 11/21/16	750,000	760,330
1.625%, 2/24/17	1,000,000	1,007,501
5.400%, 3/29/17	139,000	151,183
6.500%, 4/1/19	2,502,000	2,940,935
3.250%, 11/21/21	500,000	514,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.875%, 2/24/22	$1,406,000	$1,404,222
3.850%, 9/30/23	2,100,000	2,214,266
Carpenter Technology Corp.
4.450%, 3/1/23	100,000	104,418
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	1,800,000	1,881,000
Freeport-McMoRan, Inc.
2.150%, 3/1/17	1,000,000	1,001,008
2.375%, 3/15/18	5,200,000	5,162,898
3.100%, 3/15/20	1,656,000	1,609,973
3.550%, 3/1/22	1,906,000	1,806,854
3.875%, 3/15/23	1,750,000	1,660,675
Glencore Canada Corp.
5.500%, 6/15/17	512,000	550,660
Goldcorp, Inc.
2.125%, 3/15/18	656,000	648,906
3.625%, 6/9/21	330,000	329,940
3.700%, 3/15/23	600,000	584,673
Kinross Gold Corp.
5.950%, 3/15/24§	555,000	520,927
Newmont Mining Corp.
5.125%, 10/1/19	928,000	995,216
3.500%, 3/15/22	1,156,000	1,084,575
Nucor Corp.
5.750%, 12/1/17	808,000	892,646
5.850%, 6/1/18	800,000	894,642
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	489,571
Rio Tinto Finance USA Ltd.
6.500%, 7/15/18	920,000	1,053,654
9.000%, 5/1/19	1,087,000	1,372,256
3.500%, 11/2/20	1,000,000	1,037,194
4.125%, 5/20/21	1,500,000	1,586,276
3.750%, 9/20/21	1,000,000	1,031,573
Rio Tinto Finance USA plc
1.375%, 6/17/16	1,500,000	1,505,818
2.000%, 3/22/17	500,000	505,735
1.625%, 8/21/17	1,100,000	1,098,826
2.250%, 12/14/18	1,500,000	1,499,684
3.500%, 3/22/22	687,000	688,323
2.875%, 8/21/22	1,100,000	1,054,164
Southern Copper Corp.
5.375%, 4/16/20	253,000	275,669
3.500%, 11/8/22	244,000	231,653
Teck Resources Ltd.
3.850%, 8/15/17	3,031,000	3,097,296
4.500%, 1/15/21	225,000	220,849
3.750%, 2/1/23	200,000	179,303
Vale Overseas Ltd.
6.250%, 1/11/16	612,000	636,113
6.250%, 1/23/17	2,426,000	2,570,347
4.625%, 9/15/20	1,700,000	1,698,980
4.375%, 1/11/22	1,062,000	1,012,829
Worthington Industries, Inc.
4.550%, 4/15/26	100,000	105,485
Yamana Gold, Inc.
4.950%, 7/15/24	250,000	243,844

		57,861,788

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	$2,000,000	$2,020,000
International Paper Co.
7.950%, 6/15/18	1,744,000	2,053,266
9.375%, 5/15/19	800,000	1,014,185
7.500%, 8/15/21	156,000	193,854
4.750%, 2/15/22	194,000	211,265
3.650%, 6/15/24	1,900,000	1,888,371

		7,380,941

Total Materials		130,873,205

Telecommunication Services (1.3%)
Diversified Telecommunication Services (1.1%)
AT&T, Inc.
0.900%, 2/12/16	1,500,000	1,499,848
2.950%, 5/15/16	1,100,000	1,127,944
2.400%, 8/15/16	480,000	489,004
1.600%, 2/15/17	1,000,000	1,001,872
1.700%, 6/1/17	1,500,000	1,501,064
1.400%, 12/1/17	1,000,000	987,996
5.500%, 2/1/18	4,106,000	4,534,040
2.375%, 11/27/18	1,500,000	1,511,577
5.800%, 2/15/19	1,901,000	2,162,646
2.300%, 3/11/19	1,000,000	998,772
4.450%, 5/15/21	1,500,000	1,613,455
3.875%, 8/15/21	497,000	519,373
3.000%, 2/15/22	1,000,000	986,569
2.625%, 12/1/22	2,156,000	2,054,869
3.900%, 3/11/24	1,000,000	1,026,948
British Telecommunications plc
1.625%, 6/28/16	1,090,000	1,097,695
5.950%, 1/15/18	1,200,000	1,337,998
2.350%, 2/14/19	1,000,000	999,784
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%, 12/15/17	500,000	503,317
3.849%, 4/15/23	500,000	497,416
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	1,650,000	1,912,913
6.000%, 7/8/19	100,000	115,941
Emirates Telecommunications Corp.
2.375%, 6/18/19 (m)	1,000,000	1,000,000
3.500%, 6/18/24 (m)	1,000,000	1,022,500
Orange S.A.
2.750%, 9/14/16	600,000	613,013
2.750%, 2/6/19	1,000,000	1,013,946
5.375%, 7/8/19	1,200,000	1,349,139
4.125%, 9/14/21	1,000,000	1,081,015
Qwest Corp.
6.500%, 6/1/17	750,000	823,125
6.750%, 12/1/21	1,200,000	1,383,705
Telefonica Emisiones S.A.U.
3.992%, 2/16/16	2,455,000	2,524,765
6.421%, 6/20/16	833,000	890,416
6.221%, 7/3/17	473,000	522,041
3.192%, 4/27/18	1,000,000	1,030,673
5.877%, 7/15/19	570,000	647,640
5.134%, 4/27/20	629,000	693,000
5.462%, 2/16/21	2,456,000	2,739,428
4.570%, 4/27/23	500,000	535,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Telefonos de Mexico S.A.B. de C.V.
5.500%, 11/15/19	$1,100,000	$1,237,049
Verizon Communications, Inc.
2.500%, 9/15/16	2,935,000	2,997,798
2.000%, 11/1/16	1,000,000	1,012,670
1.350%, 6/9/17	2,500,000	2,485,863
1.100%, 11/1/17	1,000,000	983,180
3.650%, 9/14/18	5,450,000	5,771,274
6.350%, 4/1/19	2,067,000	2,386,289
2.550%, 6/17/19	1,000,000	1,003,656
4.500%, 9/15/20	2,228,000	2,404,741
3.450%, 3/15/21	2,600,000	2,655,062
4.600%, 4/1/21	1,800,000	1,954,521
3.000%, 11/1/21	625,000	616,524
3.500%, 11/1/21	1,000,000	1,017,004
2.450%, 11/1/22	1,406,000	1,314,724
5.150%, 9/15/23	9,950,000	10,969,704
4.150%, 3/15/24	2,000,000	2,068,716
3.500%, 11/1/24	1,750,000	1,707,924

		88,937,562

Wireless Telecommunication Services (0.2%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	1,300,000	1,322,750
5.625%, 11/15/17	2,280,000	2,523,732
5.000%, 3/30/20	2,960,000	3,267,840
3.125%, 7/16/22	1,200,000	1,178,160
Rogers Communications, Inc.
6.800%, 8/15/18	1,391,000	1,608,769
3.000%, 3/15/23	750,000	730,967
Vodafone Group plc
5.625%, 2/27/17	2,116,000	2,293,630
1.625%, 3/20/17	250,000	249,879
1.250%, 9/26/17	1,000,000	983,199
1.500%, 2/19/18	2,000,000	1,969,108
5.450%, 6/10/19	1,526,000	1,712,108
2.500%, 9/26/22	700,000	659,168
2.950%, 2/19/23	1,306,000	1,261,491

		19,760,801

Total Telecommunication Services		108,698,363

Utilities (1.8%)
Electric Utilities (1.1%)
American Electric Power Co., Inc.
1.650%, 12/15/17	500,000	500,143
2.950%, 12/15/22	150,000	147,153
Arizona Public Service Co.
8.750%, 3/1/19	461,000	576,969
3.350%, 6/15/24	600,000	616,397
Baltimore Gas & Electric Co.
5.900%, 10/1/16	156,000	169,144
2.800%, 8/15/22	300,000	299,492
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	238,924
Commonwealth Edison Co.
5.950%, 8/15/16	500,000	538,413
1.950%, 9/1/16	175,000	177,224
6.150%, 9/15/17	940,000	1,053,909
2.150%, 1/15/19	1,000,000	1,003,537
4.000%, 8/1/20	431,000	461,989
3.400%, 9/1/21	250,000	259,920

Connecticut Light & Power Co.
5.650%, 5/1/18	$100,000	$112,159
5.500%, 2/1/19	500,000	566,336
2.500%, 1/15/23	156,000	152,595
Dayton Power & Light Co.
1.875%, 9/15/16	250,000	252,492
Dominion Gas Holdings LLC
1.050%, 11/1/16	500,000	498,142
DTE Electric Co.
5.600%, 6/15/18	250,000	281,454
3.900%, 6/1/21	500,000	533,131
3.650%, 3/15/24	245,000	257,190
Duke Energy Carolinas LLC
7.000%, 11/15/18	446,000	527,906
4.300%, 6/15/20	250,000	271,171
Duke Energy Corp.
1.625%, 8/15/17	500,000	501,052
2.100%, 6/15/18	1,000,000	1,007,997
5.050%, 9/15/19	655,000	727,122
3.050%, 8/15/22	1,100,000	1,104,844
3.750%, 4/15/24	350,000	366,863
Duke Energy Florida, Inc.
5.800%, 9/15/17	1,000,000	1,119,025
5.650%, 6/15/18	346,000	391,718
4.550%, 4/1/20	160,000	175,557
Duke Energy Indiana, Inc.
6.050%, 6/15/16	500,000	534,669
3.750%, 7/15/20	1,062,000	1,125,345
Duke Energy Ohio, Inc.
5.450%, 4/1/19	500,000	562,896
3.800%, 9/1/23	1,000,000	1,051,211
Duke Energy Progress, Inc.
5.300%, 1/15/19	1,700,000	1,904,386
Edison International
3.750%, 9/15/17	531,000	561,141
Entergy Arkansas, Inc.
3.750%, 2/15/21	1,200,000	1,272,626
3.700%, 6/1/24	1,000,000	1,050,032
Entergy Corp.
4.700%, 1/15/17	250,000	263,818
5.125%, 9/15/20	787,000	856,487
Entergy Texas, Inc.
7.125%, 2/1/19	600,000	710,292
Florida Power & Light Co.
5.550%, 11/1/17	500,000	555,973
2.750%, 6/1/23	250,000	247,898
Georgia Power Co.
3.000%, 4/15/16	156,000	160,305
5.400%, 6/1/18	1,000,000	1,113,016
4.250%, 12/1/19	307,000	333,123
2.850%, 5/15/22	750,000	755,860
Great Plains Energy, Inc.
4.850%, 6/1/21	62,000	68,623
Hydro-Quebec
7.500%, 4/1/16	2,000,000	2,152,514
2.000%, 6/30/16	1,537,000	1,565,874
8.400%, 1/15/22	125,000	165,298
Indiana Michigan Power Co.
7.000%, 3/15/19	1,096,000	1,297,476
3.200%, 3/15/23	150,000	150,117
Interstate Power & Light Co.
3.250%, 12/1/24	600,000	605,658

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

ITC Holdings Corp.
3.650%, 6/15/24	$325,000	$331,113
Jersey Central Power & Light Co.
5.650%, 6/1/17	1,500,000	1,636,507
7.350%, 2/1/19	100,000	118,183
Kansas City Power & Light Co.
5.850%, 6/15/17	100,000	109,696
6.375%, 3/1/18	600,000	699,154
7.150%, 4/1/19	500,000	596,777
3.150%, 3/15/23	250,000	250,735
LG&E and KU Energy LLC
3.750%, 11/15/20	1,275,000	1,317,819
Metropolitan Edison Co.
7.700%, 1/15/19	500,000	598,870
MidAmerican Energy Co.
2.400%, 3/15/19	850,000	861,580
Nevada Power Co.
6.500%, 8/1/18	1,200,000	1,387,623
7.125%, 3/15/19	500,000	597,917
NextEra Energy Capital Holdings, Inc.
6.000%, 3/1/19	946,000	1,077,622
2.400%, 9/15/19	500,000	497,678
2.700%, 9/15/19	350,000	352,988
4.500%, 6/1/21	1,000,000	1,086,639
Northeast Utilities
4.500%, 11/15/19	419,000	455,472
Northern States Power Co.
5.250%, 3/1/18	500,000	551,678
2.150%, 8/15/22	1,000,000	957,847
NSTAR Electric Co.
5.625%, 11/15/17	750,000	830,947
2.375%, 10/15/22	1,250,000	1,195,983
Ohio Power Co.
6.050%, 5/1/18	200,000	225,504
Oncor Electric Delivery Co. LLC
5.000%, 9/30/17	1,000,000	1,085,318
6.800%, 9/1/18	700,000	817,857
7.000%, 9/1/22	750,000	946,585
Pacific Gas & Electric Co.
5.625%, 11/30/17	1,000,000	1,113,848
8.250%, 10/15/18	755,000	919,438
3.500%, 10/1/20	1,344,000	1,395,335
3.250%, 6/15/23	250,000	251,181
3.750%, 2/15/24	450,000	467,748
3.400%, 8/15/24	500,000	505,063
PacifiCorp
5.500%, 1/15/19	300,000	338,455
2.950%, 2/1/22	500,000	506,041
3.600%, 4/1/24	600,000	621,392
PECO Energy Co.
1.200%, 10/15/16	194,000	193,819
5.350%, 3/1/18	100,000	110,414
2.375%, 9/15/22	500,000	482,998
Portland General Electric Co.
6.100%, 4/15/19	373,000	422,983
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	313,586
PPL Capital Funding, Inc.
1.900%, 6/1/18	1,000,000	995,261
4.200%, 6/15/22	1,078,000	1,142,441
3.500%, 12/1/22	1,000,000	1,013,101
3.400%, 6/1/23	250,000	250,683

PPL Electric Utilities Corp.
2.500%, 9/1/22	$200,000	$193,898
Progress Energy, Inc.
5.625%, 1/15/16	100,000	104,797
7.050%, 3/15/19	1,100,000	1,296,944
4.400%, 1/15/21	156,000	169,410
3.150%, 4/1/22	1,250,000	1,236,362
Public Service Co. of Colorado
5.125%, 6/1/19	35,000	39,390
3.200%, 11/15/20	150,000	155,764
2.250%, 9/15/22	500,000	478,042
Public Service Co. of Oklahoma
5.150%, 12/1/19	52,000	58,914
4.400%, 2/1/21	250,000	273,484
Public Service Electric & Gas Co.
5.300%, 5/1/18	596,000	661,600
2.300%, 9/15/18	1,000,000	1,014,978
2.000%, 8/15/19	700,000	698,665
3.500%, 8/15/20	100,000	105,978
2.375%, 5/15/23	500,000	480,663
3.050%, 11/15/24	200,000	200,917
Sierra Pacific Power Co.
6.000%, 5/15/16	100,000	106,522
South Carolina Electric & Gas Co.
6.500%, 11/1/18	500,000	587,172
Southern California Edison Co.
1.125%, 5/1/17	600,000	597,923
5.500%, 8/15/18	500,000	563,235
3.875%, 6/1/21	631,000	683,892
3.500%, 10/1/23	200,000	210,414
Southern Co.
1.950%, 9/1/16	310,000	314,204
2.450%, 9/1/18	90,000	92,039
2.150%, 9/1/19	1,650,000	1,639,806
Southwestern Electric Power Co.
5.550%, 1/15/17	120,000	129,942
6.450%, 1/15/19	344,000	397,212
3.550%, 2/15/22	2,000,000	2,052,732
Southwestern Public Service Co.
8.750%, 12/1/18	500,000	616,158
Tampa Electric Co.
6.100%, 5/15/18	294,000	334,746
2.600%, 9/15/22	200,000	196,843
UIL Holdings Corp.
4.625%, 10/1/20	500,000	536,925
Union Electric Co.
3.500%, 4/15/24	1,000,000	1,026,777
Virginia Electric & Power Co.
5.400%, 1/15/16	1,092,000	1,144,303
5.400%, 4/30/18	500,000	558,795
5.000%, 6/30/19	665,000	743,802
2.750%, 3/15/23	650,000	643,448
3.450%, 2/15/24	1,000,000	1,031,093
Westar Energy, Inc.
5.100%, 7/15/20	500,000	564,906
Wisconsin Electric Power Co.
4.250%, 12/15/19	819,000	894,533
2.950%, 9/15/21	725,000	740,951
Wisconsin Power & Light Co.
5.000%, 7/15/19	319,000	355,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Xcel Energy, Inc.
0.750%, 5/9/16	$200,000	$199,537
4.700%, 5/15/20	756,000	824,056

		88,543,619

Gas Utilities (0.1%)
Atmos Energy Corp.
8.500%, 3/15/19	844,000	1,051,818
CenterPoint Energy Resources Corp.
6.000%, 5/15/18	346,000	389,699
4.500%, 1/15/21	1,342,000	1,477,331
DCP Midstream Operating LP
2.700%, 4/1/19	335,000	329,926
3.875%, 3/15/23	1,100,000	1,049,947
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	982,784
ONE Gas, Inc.
2.070%, 2/1/19	500,000	499,093
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	900,000	996,807
Questar Corp.
2.750%, 2/1/16	125,000	127,111
Southern California Gas Co.
3.150%, 9/15/24	550,000	563,184
Southern Natural Gas Co. LLC
5.900%, 4/1/17§	846,000	909,886
4.400%, 6/15/21	150,000	155,777
Southwest Gas Corp.
3.875%, 4/1/22	500,000	525,456

		9,058,819

Independent Power and Renewable Electricity Producers (0.2%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	600,000	663,634
Empresa Nacional de Electricidad S.A.
4.250%, 4/15/24	400,000	402,000
Exelon Generation Co. LLC
6.200%, 10/1/17	696,000	773,966
5.200%, 10/1/19	2,000,000	2,211,366
PSEG Power LLC
5.125%, 4/15/20	1,375,000	1,517,236
Tennessee Valley Authority
5.500%, 7/18/17	4,568,000	5,074,044
6.250%, 12/15/17	62,000	71,179
4.500%, 4/1/18	156,000	171,974
3.875%, 2/15/21	2,830,000	3,108,723
1.875%, 8/15/22	1,000,000	961,948
2.875%, 9/15/24	2,400,000	2,439,607
TransAlta Corp.
1.900%, 6/3/17	781,000	773,098
Tri-State Generation & Transmission Association, Inc.
3.700%, 11/1/24§	200,000	204,136

		18,372,911

Multi-Utilities (0.4%)
AGL Capital Corp.
3.500%, 9/15/21	750,000	777,666
Ameren Illinois Co.
9.750%, 11/15/18	1,000,000	1,276,622
2.700%, 9/1/22	500,000	491,553
Avista Corp.
5.125%, 4/1/22	500,000	570,228

Berkshire Hathaway Energy Co.
5.750%, 4/1/18	$994,000	$1,114,038
2.400%, 2/1/20§	750,000	744,677
3.750%, 11/15/23	2,000,000	2,085,625
Black Hills Corp.
4.250%, 11/30/23	600,000	638,767
CenterPoint Energy, Inc.
5.950%, 2/1/17	100,000	108,809
6.500%, 5/1/18	500,000	573,730
CMS Energy Corp.
5.050%, 3/15/22	1,500,000	1,677,814
3.875%, 3/1/24	1,000,000	1,038,765
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	385,000	436,463
7.125%, 12/1/18	943,000	1,126,311
6.650%, 4/1/19	600,000	710,214
4.450%, 6/15/20	500,000	547,859
Consumers Energy Co.
6.700%, 9/15/19	2,002,000	2,382,503
Delmarva Power & Light Co.
3.500%, 11/15/23	1,000,000	1,029,194
Dominion Resources, Inc.
1.250%, 3/15/17	415,000	412,842
5.200%, 8/15/19	316,000	354,250
2.500%, 12/1/19	1,812,000	1,812,199
3.625%, 12/1/24	1,250,000	1,266,412
7.500%, 6/30/66 (l)	200,000	213,000
DTE Energy Co.
6.350%, 6/1/16	156,000	167,371
2.400%, 12/1/19	350,000	349,981
3.500%, 6/1/24	1,000,000	1,015,827
Integrys Energy Group, Inc.
6.110%, 12/1/66 (l)	200,000	202,500
National Grid plc
6.300%, 8/1/16	523,000	563,605
NiSource Finance Corp.
6.400%, 3/15/18	1,350,000	1,535,758
6.800%, 1/15/19	1,000,000	1,169,644
5.450%, 9/15/20	100,000	112,654
PG&E Corp.
2.400%, 3/1/19	500,000	500,149
Puget Energy, Inc.
6.000%, 9/1/21	1,500,000	1,753,410
San Diego Gas & Electric Co.
3.600%, 9/1/23	1,650,000	1,738,075
SCANA Corp.
6.250%, 4/1/20	300,000	342,926
Sempra Energy
6.500%, 6/1/16	469,000	503,822
2.300%, 4/1/17	550,000	559,886
6.150%, 6/15/18	100,000	113,549
9.800%, 2/15/19	1,000,000	1,288,072
2.875%, 10/1/22	563,000	555,779
3.550%, 6/15/24	250,000	254,927
TECO Finance, Inc.
4.000%, 3/15/16	562,000	581,822
5.150%, 3/15/20	922,000	1,014,069
Wisconsin Energy Corp.
6.250%, 5/15/67 (l)	530,000	535,300

		36,248,667

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	$1,000,000	$1,052,900
United Utilities plc
5.375%, 2/1/19	500,000	548,300

		1,601,200

Total Utilities		153,825,216

Total Corporate Bonds		2,715,560,633

Government Securities (61.3%)
Foreign Governments (2.8%)
Asian Development Bank
2.125% 11/24/21	1,500,000	1,501,544
Canadian Government Bond
0.875% 2/14/17	3,300,000	3,303,475
1.625% 2/27/19	3,500,000	3,508,445
Council of Europe Development Bank
1.750% 11/14/19	500,000	497,307
Development Bank of Japan
5.125% 2/1/17	1,200,000	1,300,433
European Bank for Reconstruction & Development
1.750% 11/26/19	1,000,000	999,270
Export Development Canada
1.250% 10/26/16	200,000	201,742
0.875% 1/30/17	1,000,000	999,180
1.000% 5/15/17	1,000,000	999,788
0.750% 12/15/17	1,250,000	1,232,224
1.750% 8/19/19	3,000,000	3,005,997
Export-Import Bank of Korea
4.000% 1/11/17	800,000	838,419
1.750% 2/27/18	1,591,000	1,581,515
2.875% 9/17/18	1,500,000	1,537,012
2.375% 8/12/19	1,250,000	1,250,460
5.125% 6/29/20	500,000	562,840
4.000% 1/29/21	1,500,000	1,604,883
4.375% 9/15/21	200,000	219,089
5.000% 4/11/22	500,000	568,296
4.000% 1/14/24	500,000	538,020
Federative Republic of Brazil
6.000% 1/17/17	2,000,000	2,155,000
8.000% 1/15/18 (b)	1,346,334	1,467,504
5.875% 1/15/19	1,828,000	2,035,478
8.875% 10/14/19	654,000	814,230
4.875% 1/22/21	2,500,000	2,662,500
2.625% 1/5/23	3,350,000	3,065,250
FMS Wertmanagement AoeR
0.625% 4/18/16	2,100,000	2,100,823
1.125% 10/14/16	1,200,000	1,207,286
1.125% 9/5/17	3,000,000	2,992,503
1.000% 11/21/17	1,650,000	1,636,217
1.625% 11/20/18	1,500,000	1,499,668
Inter-American Development Bank
0.625% 9/12/16	1,500,000	1,498,153
International Bank for Reconstruction & Development
1.875% 10/7/19	2,500,000	2,508,513
Japan Bank for International Cooperation
2.500% 1/21/16	2,500,000	2,551,245
2.500% 5/18/16	1,200,000	1,229,724
2.250% 7/13/16	500,000	511,382
1.125% 7/19/17	3,000,000	2,994,239

1.750% 7/31/18	$2,000,000	$2,009,342
1.750% 11/13/18	1,700,000	1,701,970
1.750% 5/29/19	2,500,000	2,489,673
3.375% 7/31/23	2,000,000	2,146,850
Japan Finance Organization for Municipalities
5.000% 5/16/17	1,300,000	1,415,524
4.000% 1/13/21	700,000	768,066
Korea Development Bank
1.000% 1/22/16	1,500,000	1,497,078
3.250% 3/9/16	850,000	870,375
4.000% 9/9/16	1,000,000	1,043,820
1.500% 1/22/18	1,000,000	986,284
3.000% 3/17/19	1,000,000	1,026,773
2.500% 3/11/20	1,000,000	992,944
3.000% 9/14/22	1,000,000	1,002,001
3.750% 1/22/24	500,000	527,869
Korea Finance Corp.
3.250% 9/20/16	650,000	669,207
2.250% 8/7/17	1,000,000	1,009,085
4.625% 11/16/21	250,000	276,315
Province of British Columbia
2.100% 5/18/16	1,000,000	1,020,984
1.200% 4/25/17	1,500,000	1,507,214
2.650% 9/22/21	1,000,000	1,027,806
2.000% 10/23/22	1,300,000	1,264,734
Province of Manitoba
4.900% 12/6/16	1,050,000	1,131,569
1.125% 6/1/18	1,000,000	990,335
1.750% 5/30/19	1,000,000	997,701
2.100% 9/6/22	1,468,000	1,430,044
3.050% 5/14/24	2,000,000	2,062,249
Province of New Brunswick
2.750% 6/15/18	1,312,000	1,359,459
Province of Nova Scotia
5.125% 1/26/17	1,795,000	1,947,853
Province of Ontario
4.750% 1/19/16	125,000	130,512
2.300% 5/10/16	2,000,000	2,043,011
1.000% 7/22/16	8,000,000	8,025,398
4.950% 11/28/16	550,000	590,809
1.100% 10/25/17	1,950,000	1,944,241
1.200% 2/14/18	1,000,000	989,830
2.000% 9/27/18	1,500,000	1,515,920
2.000% 1/30/19	2,100,000	2,103,779
1.650% 9/27/19	1,300,000	1,277,565
4.000% 10/7/19	500,000	544,449
4.400% 4/14/20	5,000,000	5,556,998
2.450% 6/29/22	1,700,000	1,689,978
Province of Quebec
5.125% 11/14/16	1,520,000	1,638,202
4.625% 5/14/18	1,616,000	1,785,391
3.500% 7/29/20	1,700,000	1,820,598
2.750% 8/25/21	2,100,000	2,132,020
2.625% 2/13/23	2,531,000	2,529,508
2.875% 10/16/24	1,000,000	1,004,605
Republic of Chile
3.875% 8/5/20	600,000	645,000
3.250% 9/14/21	1,000,000	1,036,000
2.250% 10/30/22	500,000	480,500
Republic of Colombia
7.375% 1/27/17	1,500,000	1,661,250
7.375% 3/18/19	2,250,000	2,643,750

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

4.375% 7/12/21	$2,350,000	$2,485,125
2.625% 3/15/23	1,200,000	1,114,200
4.000% 2/26/24	2,000,000	2,045,000
Republic of Italy
4.750% 1/25/16	100,000	103,966
5.250% 9/20/16	2,937,000	3,130,743
5.375% 6/12/17	2,500,000	2,720,291
Republic of Korea
7.125% 4/16/19	1,796,000	2,170,340
3.875% 9/11/23	250,000	273,596
Republic of Panama
5.200% 1/30/20	1,143,000	1,260,157
4.000% 9/22/24	390,000	400,725
Republic of Peru
8.375% 5/3/16	820,000	897,080
7.125% 3/30/19	1,437,000	1,699,253
Republic of Philippines
8.000% 1/15/16	700,000	752,500
6.500% 1/20/20	312,000	374,010
4.000% 1/15/21	5,750,000	6,210,000
4.200% 1/21/24	2,400,000	2,589,000
Republic of Poland
6.375% 7/15/19	2,798,000	3,279,256
5.125% 4/21/21	1,500,000	1,687,635
5.000% 3/23/22	2,062,000	2,313,172
3.000% 3/17/23	1,750,000	1,738,763
4.000% 1/22/24	4,250,000	4,510,312
Republic of South Africa
6.875% 5/27/19	1,995,000	2,281,781
5.500% 3/9/20	1,750,000	1,911,875
5.875% 5/30/22	1,000,000	1,122,500
4.665% 1/17/24	1,000,000	1,033,750
Republic of Turkey
7.500% 7/14/17	11,100,000	12,418,125
6.750% 4/3/18	312,000	348,660
7.500% 11/7/19	2,200,000	2,590,500
3.250% 3/23/23	5,950,000	5,645,063
5.750% 3/22/24	2,000,000	2,235,000
Republic of Uruguay
8.000% 11/18/22	1,000,000	1,320,000
State of Israel
5.500% 11/9/16	564,000	609,825
5.125% 3/26/19	1,587,000	1,793,310
4.000% 6/30/22	1,000,000	1,085,000
3.150% 6/30/23	500,000	508,750
Svensk Exportkredit AB
0.625% 5/31/16	1,250,000	1,249,733
2.125% 7/13/16	1,000,000	1,021,489
5.125% 3/1/17	658,000	715,178
1.125% 4/5/18	2,000,000	1,977,551
1.875% 6/17/19	1,000,000	1,003,551
United Mexican States
5.625% 1/15/17	818,000	880,168
5.950% 3/19/19	3,000,000	3,385,500
5.125% 1/15/20	250,000	275,875
3.500% 1/21/21	2,000,000	2,040,000
3.625% 3/15/22	10,270,000	10,511,345

		237,861,745

Municipal Bonds (0.1%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A
4.839% 1/1/41	$2,000	$2,401
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T
5.491% 11/1/39	4,000	5,068
City & County of Denver, General Obligation Bonds, Series 2010B
5.650% 8/1/30	4,000	4,526
City of Chicago, International Airport, Revenue Bonds, Series 2010B
6.845% 1/1/38	2,000	2,277
6.395% 1/1/40	4,000	5,456
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE
6.011% 6/15/42	4,000	5,424
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
5.724% 6/15/42	2,000	2,638
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A
5.508% 8/1/37	8,000	9,963
City of New York, General Obligation Bonds, Series 2009-A1
5.206% 10/1/31	4,000	4,627
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200% 12/1/21	155,000	170,105
County of Clark Airport System, Revenue Bonds, Series 2009B
6.881% 7/1/42	4,000	4,636
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.750% 8/1/49	4,000	5,961
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B
6.731% 7/1/43	204,000	277,028
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B
6.138% 5/1/49	4,000	5,409
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.107% 7/1/18	1,000,000	1,006,920
2.995% 7/1/20	750,000	758,850

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637% 4/1/57	$2,000	$2,651
7.055% 4/1/57	4,000	4,885
New Jersey Economic Development Authority, State Pension Funding Bonds, Series B, AGM
(Zero Coupon), 2/15/19	1,000,000	888,880
(Zero Coupon), 2/15/23	1,000,000	715,160
Ohio State University, Revenue Bonds, Series 2010C
4.910% 6/1/40	4,000	4,830
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511% 12/1/45	1,000	1,233
5.561% 12/1/49	3,000	3,740
Regents of the University of California, Revenue Bonds, Series 2013-AH
1.796% 7/1/19	175,000	173,502
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30	4,000	5,108
7.043% 4/1/50	4,000	5,948
State of California, Various Purposes, General Obligation Bonds, Series 2009
5.950% 4/1/16	35,000	37,291
5.750% 3/1/17	200,000	219,662
6.200% 3/1/19	200,000	229,806
6.200% 10/1/19	400,000	468,284
State of Illinois, General Obligation Bonds, Series 2011
4.961% 3/1/16	3,400,000	3,541,882
5.365% 3/1/17	310,000	331,871
5.665% 3/1/18	2,500,000	2,737,575
5.877% 3/1/19	60,000	66,247
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770% 3/15/39	2,000	2,467

		11,712,311

Supranational (2.8%)
African Development Bank
2.500% 3/15/16	2,150,000	2,200,850
0.750% 10/18/16	2,250,000	2,248,615
0.875% 5/15/17	1,860,000	1,851,780
0.875% 3/15/18	2,000,000	1,966,091
Asian Development Bank
2.500% 3/15/16	2,750,000	2,815,373
0.500% 6/20/16	2,250,000	2,248,030
5.500% 6/27/16	3,250,000	3,483,284
0.750% 1/11/17	1,000,000	998,313
1.125% 3/15/17	1,000,000	1,004,003
1.750% 9/11/18	3,100,000	3,127,070
1.875% 10/23/18	1,900,000	1,923,760
1.750% 3/21/19	1,350,000	1,355,814
1.375% 3/23/20	650,000	634,390

Corp. Andina de Fomento
3.750% 1/15/16	$2,250,000	$2,306,250
5.750% 1/12/17	346,000	374,545
8.125% 6/4/19	1,229,000	1,530,105
Council of Europe Development Bank
2.625% 2/16/16	1,900,000	1,944,526
1.500% 2/22/17	1,500,000	1,516,473
1.500% 6/19/17	200,000	201,825
1.000% 3/7/18	1,500,000	1,482,362
1.125% 5/31/18	1,000,000	989,003
European Bank for Reconstruction & Development
2.500% 3/15/16	3,500,000	3,582,023
1.375% 10/20/16	250,000	252,751
1.000% 2/16/17	1,500,000	1,501,424
0.750% 9/1/17	2,250,000	2,224,984
1.625% 4/10/18	1,600,000	1,645,178
1.000% 6/15/18	2,150,000	2,116,430
1.625% 11/15/18	100,000	99,976
1.750% 6/14/19	2,000,000	2,004,724
European Investment Bank
4.875% 2/16/16	3,305,000	3,465,157
2.250% 3/15/16	7,000,000	7,144,983
0.625% 4/15/16	5,250,000	5,255,045
2.125% 7/15/16	1,000,000	1,022,623
0.500% 8/15/16	5,750,000	5,732,586
5.125% 9/13/16	2,125,000	2,282,156
1.125% 12/15/16	3,000,000	3,016,167
4.875% 1/17/17	3,021,000	3,263,559
0.875% 4/18/17	2,200,000	2,194,779
5.125% 5/30/17	3,401,000	3,730,760
1.625% 6/15/17	4,000,000	4,055,540
1.000% 8/17/17	7,000,000	6,979,790
1.125% 9/15/17	2,415,000	2,413,489
1.000% 12/15/17	2,824,000	2,804,325
1.000% 3/15/18	4,000,000	3,957,638
1.000% 6/15/18	5,500,000	5,420,940
1.625% 12/18/18	2,500,000	2,502,149
1.875% 3/15/19	3,000,000	3,027,147
1.750% 6/17/19	5,000,000	5,029,131
2.875% 9/15/20	2,750,000	2,886,022
4.000% 2/16/21	2,200,000	2,449,126
2.500% 4/15/21	2,000,000	2,054,775
3.250% 1/29/24	3,100,000	3,328,417
2.500% 10/15/24	3,000,000	3,058,802
Inter-American Development Bank
5.125% 9/13/16	2,883,000	3,096,104
1.375% 10/18/16	2,250,000	2,274,618
0.875% 11/15/16	200,000	200,311
1.000% 7/14/17	2,000,000	1,995,103
0.875% 3/15/18	500,000	492,142
4.250% 9/10/18	1,967,000	2,154,810
3.875% 9/17/19	1,000,000	1,094,492
1.750% 10/15/19	5,000,000	4,994,116
3.875% 2/14/20	3,349,000	3,677,082
1.375% 7/15/20	5,000,000	4,850,024
2.125% 11/9/20	3,100,000	3,115,068
3.000% 2/21/24	2,000,000	2,111,783
International Bank for Reconstruction & Development
2.125% 3/15/16	7,065,000	7,203,677
5.000% 4/1/16	916,000	966,792
0.500% 4/15/16	3,400,000	3,399,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

0.500% 5/16/16	$3,500,000	$3,496,657
1.000% 9/15/16	1,000,000	1,005,080
0.625% 10/14/16	3,500,000	3,492,732
0.750% 12/15/16	2,000,000	1,997,114
0.875% 4/17/17	4,000,000	3,991,419
9.250% 7/15/17	599,000	714,807
1.125% 7/18/17	2,500,000	2,502,681
1.375% 4/10/18	2,000,000	2,000,197
1.875% 3/15/19	3,700,000	3,734,984
2.125% 11/1/20	2,150,000	2,166,681
2.250% 6/24/21	1,000,000	1,009,859
7.625% 1/19/23	1,000,000	1,393,561
2.125% 2/13/23	1,319,000	1,306,463
International Finance Corp.
2.250% 4/11/16	500,000	510,657
0.500% 5/16/16	1,000,000	998,638
0.625% 11/15/16	2,250,000	2,244,379
1.125% 11/23/16	3,000,000	3,020,717
2.125% 11/17/17	4,250,000	4,356,748
0.625% 12/21/17	624,000	612,163
0.875% 6/15/18	2,750,000	2,696,232
1.750% 9/4/18	3,000,000	3,023,478
1.750% 9/16/19	2,500,000	2,499,766
Nordic Investment Bank
2.250% 3/15/16	500,000	509,994
0.500% 4/14/16	3,500,000	3,495,618
5.000% 2/1/17	1,817,000	1,967,556
1.000% 3/7/17	1,000,000	1,000,231
0.750% 1/17/18	824,000	810,286
North American Development Bank
4.375% 2/11/20	500,000	545,987
2.400% 10/26/22	1,150,000	1,113,825

		236,549,169

U.S. Government Agencies (5.2%)
Federal Farm Credit Bank
0.450% 7/12/16	500,000	498,778
5.125% 8/25/16	485,000	520,325
0.540% 11/7/16	4,000,000	3,974,950
4.875% 1/17/17	6,232,000	6,739,820
1.290% 6/14/19	1,000,000	982,986
2.500% 6/20/22	1,000,000	987,717
Federal Home Loan Bank
0.375% 2/19/16	4,500,000	4,495,634
1.000% 3/11/16	5,000,000	5,032,711
5.375% 5/18/16	6,100,000	6,508,565
2.125% 6/10/16	5,000,000	5,109,590
5.625% 6/13/16	2,150,000	2,304,132
0.375% 6/24/16	5,000,000	4,983,976
0.500% 9/28/16	4,000,000	3,990,339
1.125% 9/28/16	5,000,000	5,014,497
0.625% 11/23/16	2,040,000	2,036,034
1.625% 12/9/16	5,000,000	5,080,084
4.750% 12/16/16	11,621,000	12,537,559
0.625% 12/28/16	2,500,000	2,493,392
1.000% 3/27/17	5,000,000	4,997,859
4.875% 5/17/17	3,169,000	3,458,959
0.875% 5/24/17	5,000,000	4,998,729
5.250% 6/5/17	3,135,000	3,455,494
1.000% 6/21/17	7,400,000	7,406,501
1.050% 7/26/17	250,000	249,349
1.000% 8/9/17	500,000	498,014

0.750% 9/8/17	$2,000,000	$1,983,530
5.000% 11/17/17	7,676,000	8,510,482
1.375% 3/9/18	2,000,000	2,003,519
1.300% 6/5/18	5,000,000	4,970,928
1.150% 7/25/18	1,000,000	986,000
1.875% 3/8/19	500,000	505,490
1.650% 7/18/19	250,000	248,549
1.875% 3/13/20	2,000,000	1,999,668
4.125% 3/13/20	4,000,000	4,442,154
5.500% 7/15/36	3,000	4,100
Federal Home Loan Mortgage Corp.
4.750% 1/19/16	3,500,000	3,656,383
0.500% 5/13/16	3,899,000	3,898,160
5.500% 7/18/16	3,693,000	3,969,463
0.650% 7/29/16	1,000,000	1,000,285
2.000% 8/25/16	1,299,000	1,328,431
0.700% 9/27/16	250,000	249,856
0.650% 9/30/16	5,000,000	4,993,134
0.750% 10/5/16	2,000,000	1,992,105
0.875% 10/14/16	3,000,000	3,011,182
5.125% 10/18/16	6,053,000	6,528,872
0.625% 11/1/16	1,280,000	1,276,335
0.875% 2/22/17	3,160,000	3,167,831
1.000% 3/8/17	5,000,000	5,009,922
5.000% 4/18/17	5,577,000	6,093,021
1.250% 5/12/17	5,000,000	5,034,055
1.000% 6/29/17	3,500,000	3,504,817
1.150% 6/30/17	2,000,000	1,999,463
1.000% 7/25/17	1,000,000	999,662
1.000% 7/28/17	5,000,000	5,001,801
5.500% 8/23/17	450,000	502,333
1.000% 9/29/17	5,750,000	5,742,156
5.125% 11/17/17	7,687,000	8,553,777
1.250% 12/5/17	2,000,000	1,995,293
1.000% 1/11/18	2,000,000	1,981,773
0.750% 1/12/18	6,000,000	5,922,382
0.875% 3/7/18	3,000,000	2,965,828
1.100% 5/7/18	2,000,000	1,981,123
1.125% 5/25/18	1,000,000	990,901
4.875% 6/13/18	2,000,000	2,240,433
3.750% 3/27/19	7,220,000	7,841,908
1.750% 5/30/19	8,000,000	8,035,863
2.000% 7/30/19	600,000	608,563
1.250% 8/1/19	3,500,000	3,431,554
1.250% 10/2/19	7,500,000	7,348,662
1.375% 5/1/20	10,350,000	10,097,034
2.375% 1/13/22	20,947,000	21,221,611
Federal National Mortgage Association
0.520% 2/26/16	1,500,000	1,500,958
5.000% 3/15/16	4,636,000	4,885,798
2.375% 4/11/16	5,000,000	5,121,446
0.375% 7/5/16	2,000,000	1,994,465
0.625% 8/26/16	3,000,000	3,000,838
5.250% 9/15/16	5,100,000	5,491,747
1.250% 9/28/16	6,000,000	6,061,106
0.625% 10/25/16	7,000,000	6,981,933
4.875% 12/15/16	3,400,000	3,672,484
1.250% 1/30/17	2,000,000	2,017,893
5.000% 2/13/17	4,000,000	4,352,005
0.750% 3/6/17	1,000,000	995,979
0.750% 4/20/17	3,000,000	2,992,261
1.125% 4/27/17	12,000,000	12,051,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.000% 5/11/17	$3,999,000	$4,373,986
2.000% 5/16/17	1,000,000	1,018,667
(Zero Coupon), 6/1/17	3,000,000	2,926,655
5.375% 6/12/17	6,412,000	7,086,125
1.000% 8/21/17	500,000	497,869
0.950% 8/23/17	2,500,000	2,486,282
0.875% 8/28/17	11,350,000	11,303,618
1.000% 9/20/17	2,000,000	1,992,765
1.000% 9/27/17	1,500,000	1,496,759
0.875% 10/26/17	4,750,000	4,721,519
0.900% 11/7/17	4,300,000	4,259,558
0.875% 12/20/17	5,000,000	4,955,933
1.000% 12/28/17	4,000,000	3,955,733
1.030% 1/30/18	1,000,000	991,201
0.875% 2/8/18	3,000,000	2,968,763
1.200% 2/28/18	1,000,000	994,507
0.875% 5/21/18	3,812,000	3,752,409
1.250% 6/20/18	1,000,000	993,629
1.500% 8/28/18	1,000,000	997,590
1.625% 11/27/18	10,000,000	10,065,456
1.250% 12/28/18	250,000	246,553
1.750% 1/30/19	700,000	705,108
1.875% 2/19/19	2,000,000	2,024,252
1.750% 6/20/19	3,000,000	3,014,984
1.750% 9/12/19	8,000,000	8,017,266
1.700% 10/4/19	200,000	199,008
(Zero Coupon), 10/9/19	4,000,000	3,596,276
1.500% 10/9/19	1,500,000	1,484,833
1.550% 10/29/19	3,000,000	2,973,676
1.750% 3/6/20	1,000,000	997,050
2.250% 10/17/22	2,500,000	2,430,993
2.200% 10/25/22	325,000	315,066
2.500% 3/27/23	250,000	244,843
2.625% 9/6/24	5,000,000	5,064,609
Financing Corp.
10.700% 10/6/17	1,200,000	1,514,737
9.800% 4/6/18	250,000	318,417

		444,293,642

U.S. Treasuries (50.4%)
U.S. Treasury Bonds
9.250% 2/15/16	9,068,000	9,963,554
7.250% 5/15/16	2,719,000	2,968,304
7.500% 11/15/16	18,212,000	20,513,221
8.750% 5/15/17	11,386,000	13,495,523
8.875% 8/15/17	2,903,000	3,495,592
9.125% 5/15/18	3,533,000	4,451,758
9.000% 11/15/18	1,386,000	1,784,679
8.875% 2/15/19	7,432,000	9,643,600
8.125% 8/15/19	14,212,000	18,364,985
8.500% 2/15/20	187,000	249,968
8.750% 8/15/20	1,880,000	2,582,520
7.125% 2/15/23	4,312,000	5,960,837
6.250% 8/15/23	2,000,000	2,662,461
U.S. Treasury Notes
0.375% 1/15/16	23,000,000	23,018,644
0.375% 1/31/16	5,700,000	5,704,064
2.000% 1/31/16	5,000,000	5,089,013
0.375% 2/15/16	28,250,000	28,256,207
4.500% 2/15/16	7,000,000	7,322,246
0.250% 2/29/16	61,000,000	60,913,624
2.125% 2/29/16	30,000,000	30,609,228
2.625% 2/29/16	14,157,000	14,523,022

0.375% 3/15/16	$27,500,000	$27,498,254
0.375% 3/31/16	1,800,000	1,799,552
2.250% 3/31/16	3,000,000	3,069,433
2.375% 3/31/16	10,520,000	10,776,785
0.250% 4/15/16	20,000,000	19,964,550
0.375% 4/30/16	25,000,000	24,988,283
2.000% 4/30/16	8,000,000	8,164,023
2.625% 4/30/16	8,932,000	9,189,318
0.250% 5/15/16	32,500,000	32,418,275
5.125% 5/15/16	22,314,000	23,736,953
0.375% 5/31/16	25,000,000	24,978,637
1.750% 5/31/16	14,820,000	15,085,646
0.500% 6/15/16	31,000,000	31,016,802
0.500% 6/30/16	75,000,000	75,011,355
1.500% 6/30/16	10,624,000	10,781,129
3.250% 6/30/16	12,000,000	12,486,914
0.625% 7/15/16	92,000,000	92,167,560
0.500% 7/31/16	25,000,000	25,004,883
1.500% 7/31/16	30,000,000	30,453,075
3.250% 7/31/16	10,554,000	11,004,039
0.625% 8/15/16	52,000,000	52,062,462
4.875% 8/15/16	14,597,000	15,615,227
0.500% 8/31/16	30,000,000	29,977,440
1.000% 8/31/16	2,809,000	2,829,080
3.000% 8/31/16	17,972,000	18,696,146
0.875% 9/15/16	30,000,000	30,148,827
1.000% 9/30/16	28,000,000	28,199,884
3.000% 9/30/16	28,118,000	29,289,812
0.625% 10/15/16	2,000,000	2,000,332
0.375% 10/31/16	40,000,000	39,824,804
1.000% 10/31/16	35,000,000	35,247,460
3.125% 10/31/16	23,864,000	24,940,443
0.625% 11/15/16	2,000,000	1,999,688
4.625% 11/15/16	15,000,000	16,111,743
0.500% 11/30/16	25,000,000	24,936,400
2.750% 11/30/16	49,079,000	51,009,567
0.625% 12/15/16	16,000,000	15,989,219
0.875% 12/31/16	17,434,000	17,495,122
3.250% 12/31/16	22,350,000	23,469,464
0.750% 1/15/17	20,250,000	20,264,436
0.875% 1/31/17	10,000,000	10,028,613
3.125% 1/31/17	6,011,000	6,309,026
0.625% 2/15/17	850,000	847,634
4.625% 2/15/17	9,617,000	10,401,293
0.875% 2/28/17	38,500,000	38,587,980
3.000% 2/28/17	21,764,000	22,803,529
0.750% 3/15/17	1,000,000	999,590
1.000% 3/31/17	28,000,000	28,116,757
3.250% 3/31/17	15,153,000	15,981,236
0.875% 4/30/17	27,497,000	27,524,926
3.125% 4/30/17	19,464,000	20,498,404
4.500% 5/15/17	20,957,000	22,746,531
0.625% 5/31/17	1,686,000	1,676,072
2.750% 5/31/17	19,837,000	20,733,733
0.750% 6/30/17	30,000,000	29,878,125
2.500% 6/30/17	37,303,000	38,757,235
0.500% 7/31/17	15,000,000	14,826,563
2.375% 7/31/17	13,000,000	13,468,711
0.875% 8/15/17	30,000,000	29,919,141
4.750% 8/15/17	25,224,000	27,690,731
0.625% 8/31/17	45,809,000	45,354,043
1.875% 8/31/17	21,197,000	21,679,522
0.625% 9/30/17	30,000,000	29,664,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

1.875% 9/30/17	$48,759,000	$49,873,694
0.750% 10/31/17	29,373,000	29,124,878
1.875% 10/31/17	3,811,000	3,898,757
0.875% 11/15/17	15,000,000	14,922,070
4.250% 11/15/17	13,921,000	15,169,948
0.625% 11/30/17	28,000,000	27,628,127
2.250% 11/30/17	36,150,000	37,364,412
0.750% 12/31/17	42,707,000	42,240,725
2.750% 12/31/17	3,571,000	3,741,913
0.875% 1/31/18	27,000,000	26,773,243
2.625% 1/31/18	2,500,000	2,609,375
3.500% 2/15/18	30,639,000	32,818,138
0.750% 2/28/18	29,997,000	29,577,510
2.750% 2/28/18	31,561,000	33,066,002
0.750% 3/31/18	15,000,000	14,765,772
2.875% 3/31/18	20,000,000	21,031,446
0.625% 4/30/18	49,682,000	48,668,954
2.625% 4/30/18	9,561,000	9,993,393
3.875% 5/15/18	7,225,000	7,851,896
1.000% 5/31/18	30,000,000	29,700,000
2.375% 5/31/18	17,700,000	18,342,489
1.375% 6/30/18	50,624,000	50,723,866
2.375% 6/30/18	10,000,000	10,361,426
1.375% 7/31/18	60,550,000	60,602,037
2.250% 7/31/18	32,000,000	33,024,688
4.000% 8/15/18	10,460,000	11,466,672
1.500% 8/31/18	18,249,000	18,333,117
1.375% 9/30/18	95,500,000	95,380,625
1.250% 10/31/18	2,000,000	1,986,914
1.750% 10/31/18	20,000,000	20,253,516
3.750% 11/15/18	26,904,000	29,307,757
1.250% 11/30/18	40,000,000	39,700,392
1.375% 12/31/18	17,650,000	17,575,194
1.500% 12/31/18	26,600,000	26,637,405
1.250% 1/31/19	25,000,000	24,758,545
1.500% 1/31/19	21,250,000	21,257,055
2.750% 2/15/19	29,907,000	31,461,054
1.375% 2/28/19	15,812,000	15,720,124
1.500% 2/28/19	45,500,000	45,515,998
1.500% 3/31/19	5,050,000	5,048,520
1.250% 4/30/19	2,000,000	1,976,582
1.625% 4/30/19	43,000,000	43,141,092
3.125% 5/15/19	37,954,000	40,459,556
1.500% 5/31/19	25,000,000	24,939,698
1.000% 6/30/19	4,600,000	4,487,965
1.625% 6/30/19	5,000,000	5,012,597
0.875% 7/31/19	1,500,000	1,453,374
1.625% 7/31/19	40,000,000	40,057,812
3.625% 8/15/19	38,086,000	41,538,286
1.625% 8/31/19	30,000,000	30,025,488
1.000% 9/30/19	5,000,000	4,862,109
1.750% 9/30/19	50,000,000	50,283,690
1.250% 10/31/19	1,000,000	983,691
1.500% 10/31/19	35,000,000	34,773,732
3.375% 11/15/19	36,223,000	39,245,357
1.500% 11/30/19	45,000,000	44,707,324
1.125% 12/31/19	2,000,000	1,950,254
1.625% 12/31/19	35,000,000	34,949,414
1.375% 1/31/20	10,000,000	9,860,059

3.625% 2/15/20	$42,855,000	$46,986,488
1.250% 2/29/20	2,500,000	2,446,948
1.125% 3/31/20	7,500,000	7,284,302
3.500% 5/15/20	41,024,000	44,740,196
1.375% 5/31/20	16,061,000	15,755,150
2.625% 8/15/20	50,687,000	52,919,899
2.125% 8/31/20	36,000,000	36,616,288
2.000% 9/30/20	1,100,000	1,110,667
2.625% 11/15/20	44,196,000	46,117,059
2.000% 11/30/20	1,000,000	1,008,418
2.375% 12/31/20	16,000,000	16,469,219
2.125% 1/31/21	41,000,000	41,588,174
3.625% 2/15/21	52,140,000	57,406,953
2.000% 2/28/21	1,000,000	1,006,582
2.250% 3/31/21	1,100,000	1,122,666
3.125% 5/15/21	51,569,000	55,322,862
2.250% 7/31/21	15,000,000	15,290,625
2.125% 8/15/21	50,062,000	50,639,866
2.000% 8/31/21	15,000,000	15,040,137
2.125% 9/30/21	25,000,000	25,272,217
2.000% 10/31/21	25,000,000	25,056,640
2.000% 11/15/21	37,978,000	38,101,132
2.000% 2/15/22	42,662,000	42,745,323
1.750% 5/15/22	17,936,000	17,627,375
1.625% 8/15/22	38,928,800	37,832,028
1.625% 11/15/22	35,304,700	34,226,943
2.000% 2/15/23	93,030,900	92,593,004
1.750% 5/15/23	70,514,600	68,607,124
2.500% 8/15/23	6,750,000	6,962,520
2.750% 11/15/23	30,000,000	31,562,694
2.750% 2/15/24	22,000,000	23,135,880
2.500% 5/15/24	50,000,000	51,468,260
2.375% 8/15/24	45,000,000	45,803,758
2.250% 11/15/24	35,000,000	35,237,205

		4,317,860,639

Total Government Securities		5,248,277,506

Total Long-Term Debt Securities (93.0%) (Cost $7,811,038,862)		7,963,838,139

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
Fannie Mae 8.250% (l)*	22,000	85,140
Freddie Mac 8.375% (l)*	17,000	67,150

Total Preferred Stocks (0.0%) (Cost $18,166)		152,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(6.2%)
iShares® Barclays 1-3 Year Treasury Bond ETF	2,420,000	$204,369,000
iShares® Barclays 3-7 Year Treasury Bond ETF	1,673,449	204,679,547
iShares® Barclays 7-10 Year Treasury Bond ETF	1,125,971	119,341,666

Total Investment Companies (6.2%) (Cost $525,051,822)		528,390,213

Total Investments (99.2%) (Cost $8,336,108,850)		8,492,380,642
Other Assets Less Liabilities (0.8%)		70,723,215

Net Assets (100%)		$8,563,103,857

*	Non-income producing.
(b)	Illiquid security.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $22,463,696 or 0.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $2,022,500 or 0.0% of net assets.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$174,776,921	$—	$174,776,921
Consumer Staples	—	194,151,444	—	194,151,444
Energy	—	285,661,372	—	285,661,372
Financials	—	1,139,705,119	—	1,139,705,119
Health Care	—	210,662,666	—	210,662,666
Industrials	—	151,420,499	—	151,420,499
Information Technology	—	165,785,828	—	165,785,828
Materials	—	130,873,205	—	130,873,205
Telecommunication Services	—	108,698,363	—	108,698,363
Utilities	—	153,825,216	—	153,825,216
Government Securities
Foreign Governments	—	237,861,745	—	237,861,745
Municipal Bonds	—	11,712,311	—	11,712,311
Supranational	—	236,549,169	—	236,549,169
U.S. Government Agencies	—	444,293,642	—	444,293,642
U.S. Treasuries	—	4,317,860,639	—	4,317,860,639
Investment Companies
Exchange Traded Funds (ETFs)	528,390,213	—	—	528,390,213

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Preferred Stocks
Financials	$152,290	$—	$—	$152,290

Total Assets	$528,542,503	$7,963,838,139	$—	$8,492,380,642

Total Liabilities	$—	$—	$—	$—

Total	$528,542,503	$7,963,838,139	$—	$8,492,380,642

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivative contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$870,598,898
Long-term U.S. government debt securities	1,321,907,924

$2,192,506,822

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$715,999,007
Long-term U.S. government debt securities	1,224,619,694

$1,940,618,701

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$177,962,127
Aggregate gross unrealized depreciation	(22,482,280)

Net unrealized appreciation	$155,479,847

Federal income tax cost of investments	$8,336,900,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $8,336,108,850)	$8,492,380,642
Cash	122,643,840
Foreign cash (Cost $491)	443
Dividends, interest and other receivables	53,388,457
Receivable for securities sold	14,781,327
Receivable from Separate Accounts for Trust shares sold	1,700,880
Other assets	18,676

Total assets	8,684,914,265

LIABILITIES
Payable for securities purchased	115,813,867
Investment management fees payable	2,494,576
Payable to Separate Accounts for Trust shares redeemed	1,551,679
Administrative fees payable	732,372
Distribution fees payable – Class IB	479,936
Distribution fees payable – Class IA	18,829
Trustees’ fees payable	10,288
Other liabilities	87,086
Accrued expenses	621,775

Total liabilities	121,810,408

NET ASSETS	$8,563,103,857

Net assets were comprised of:
Paid in capital	$8,664,512,082
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(257,679,969)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	156,271,744

Net assets	$8,563,103,857

Class IA
Net asset value, offering and redemption price per share, $88,462,042 / 8,869,994 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

Class IB
Net asset value, offering and redemption price per share, $2,251,635,466 / 225,390,925 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.99

Class K
Net asset value, offering and redemption price per share, $6,223,006,349 / 624,047,723 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$167,969,988
Dividends	4,937,906

Total income	172,907,894

EXPENSES
Investment management fees	28,819,978
Administrative fees	8,470,966
Distribution fees – Class IB	5,855,185
Printing and mailing expenses	618,178
Distribution fees – Class IA	228,926
Professional fees	211,402
Trustees’ fees	209,128
Custodian fees	191,500
Miscellaneous	300,024

Total expenses	44,905,287

NET INVESTMENT INCOME (LOSS)	128,002,607

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	20,494,408
Change in unrealized appreciation (depreciation) on:
Investments	63,833,178
Foreign currency translations	(60)

Net change in unrealized appreciation (depreciation)	63,833,118

NET REALIZED AND UNREALIZED GAIN (LOSS)	84,327,526

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$212,330,133

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$128,002,607	$108,590,118
Net realized gain (loss) on investments and foreign currency transactions	20,494,408	9,474,329
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	63,833,118	(215,376,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	212,330,133	(97,311,819)

DIVIDENDS:
Dividends from net investment income
Class IA	(1,167,788)	(1,122,014)
Class IB	(29,756,465)	(28,718,028)
Class K	(97,450,526)	(78,441,416)

TOTAL DIVIDENDS:	(128,374,779)	(108,281,458)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 413,983 and 794,917 shares, respectively ]	4,150,065	7,983,843
Capital shares issued in reinvestment of dividends [ 117,237 and 113,238 shares, respectively ]	1,167,788	1,122,014
Capital shares repurchased [ (1,268,629) and (2,757,604) shares, respectively ]	(12,707,307)	(27,799,295)

Total Class IA transactions	(7,389,454)	(18,693,438)

Class IB
Capital shares sold [ 14,419,790 and 21,295,153 shares, respectively ]	144,718,352	214,592,737
Capital shares sold in-kind (Note 9)[ 0 and 105,095,962 shares, respectively ]	—	1,052,097,769
Capital shares issued in reinvestment of dividends [ 2,982,331 and 2,893,496 shares, respectively ]	29,756,465	28,718,028
Capital shares repurchased [ (35,085,491) and (32,340,854) shares, respectively ]	(352,382,745)	(325,094,852)

Total Class IB transactions	(177,907,928)	970,313,682

Class K
Capital shares sold [ 90,503,819 and 113,105,379 shares, respectively ]	908,100,698	1,140,097,260
Capital shares sold in-kind (Note 9)[ 31,273,561 and 1 shares, respectively ]	311,985,709	7
Capital shares issued in reinvestment of dividends [ 9,785,357 and 7,917,889 shares, respectively ]	97,450,526	78,441,416
Capital shares repurchased [ (58,621,279) and (58,597,385) shares, respectively ]	(588,725,443)	(589,501,131)

Total Class K transactions	728,811,490	629,037,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	543,514,108	1,580,657,796

TOTAL INCREASE (DECREASE) IN NET ASSETS	627,469,462	1,375,064,519
NET ASSETS:
Beginning of year	7,935,634,395	6,560,569,876

End of year (a)	$8,563,103,857	$7,935,634,395

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.15	$9.98	$9.71	$9.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.21	0.28
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.09	(0.29)	0.17	0.28	0.28

Total from investment operations	0.23	(0.16)	0.32	0.49	0.56

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.22)	(0.24)

Net asset value, end of year	$9.97	$9.87	$10.15	$9.98	$9.71

Total return	2.36%	(1.59)%	3.20%	5.01%	6.03%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,462	$94,808	$116,262	$127,549	$5,775,848
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.31%	1.48%	2.11%	2.85%
Portfolio turnover rate^	24%	33%	32%	79%	83%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.88	$10.17	$10.00	$9.72	$9.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.13	0.15	0.17	0.26
Net realized and unrealized gain (loss) on investments, securities sold short, futures and foreign currency transactions	0.10	(0.30)	0.17	0.30	0.28

Total from investment operations	0.24	(0.17)	0.32	0.47	0.54

Less distributions:
Dividends from net investment income	(0.13)	(0.12)	(0.15)	(0.19)	(0.22)

Net asset value, end of year	$9.99	$9.88	$10.17	$10.00	$9.72

Total return	2.46%	(1.69)%	3.20%	4.85%	5.76%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,251,635	$2,402,741	$1,485,443	$1,355,385	$1,308,869
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets (f)	1.35%	1.30%	1.47%	1.73%	2.64%
Portfolio turnover rate^	24%	33%	32%	79%	83%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.15	$9.98	$10.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.16	0.18	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.10	(0.30)	0.17	0.02

Total from investment operations	0.26	(0.14)	0.35	0.08

Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.18)	(0.22)

Net asset value, end of period	$9.97	$9.87	$10.15	$9.98

Total return (b)	2.62%	(1.34)%	3.46%	0.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,223,006	$5,438,085	$4,958,865	$5,256,236
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	1.60%	1.56%	1.72%	1.74%
Portfolio turnover rate^	24%	33%	32%	79%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(3.20)%	(4.43)%
Portfolio – Class K Shares*	(2.95)	(4.19)
MSCI Emerging Markets (Gross Div) Index	(1.82)	(2.49)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (3.20)% for the year ended December 31, 2014. The Portfolio’s benchmark, the MSCI Emerging Markets (Gross Div) Index, returned (1.82)% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The Portfolio’s relative underweight to the Energy and Materials sectors, the poorest performing sectors in the benchmark, contributed to performance.

•	Stock selection was strong in the Industrials sector.

•

In the Financials sector, avoiding Sberbank Rossii OAO in Russia and investing in Indian Bank ICICI Bank Limited added to relative performance. Avoiding Russian company Gasprom OAO in the Energy sector also added to performance.

•	An investment in the Vanguard Emerging Markets ETF was a notable contributor to performance.

What hurt performance during the year:

•

The Portfolio’s large relative underweight to Information Technology detracted from performance for the year. Within the sector, not holding Taiwan Semiconductor Manufacturing Company Limited was the largest individual relative detractor.

•	Overweight in China Oilfield Services Co. and China BlueChemical Ltd. detracted from relative performance.

•	Both an underweight and stock selection in the Health Care sector detracted from performance.

•	An investment in the iShares MSCI ETF was a notable detractor from performance.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

At year end, the Portfolio had relative overweights to Industrials, Financials, and Materials. The Portfolio had relative underweights to Consumer Discretionary, Information Technology, Telecommunications, Energy and Utilities. We continue to focus on owning fundamentally sound companies that we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Exchange Traded Funds	$ 22,556,296	48.3%
Financials	3,783,368	8.1
Industrials	2,401,823	5.2
Materials	1,805,020	3.9
Information Technology	1,580,226	3.4
Consumer Staples	1,220,765	2.6
Consumer Discretionary	902,759	1.9
Energy	784,056	1.7
Health Care	340,325	0.7
Telecommunication Services	228,061	0.5
Cash and Other	11,051,239	23.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$925.75	$6.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.88	6.38
Class K
Actual	1,000.00	927.21	4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.11

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.25% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (3.8%)
Banco Bradesco S.A. (ADR)	23,189	$310,037
Cielo S.A. (b)	30,800	482,656
Embraer S.A.	38,800	357,512
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	23,593	306,945
Natura Cosmeticos S.A. (b)	9,900	118,564
Petroleo Brasileiro S.A. (ADR)	14,662	107,033
QualiCorp S.A. (b)*	7,500	77,909

		1,760,656

China (8.9%)
Anhui Conch Cement Co., Ltd., Class H	102,000	380,394
China BlueChemical Ltd., Class H	634,000	224,101
China Oilfield Services Ltd., Class H	212,000	369,047
China Petroleum & Chemical Corp., Class H	380,400	307,976
China Shipping Container Lines Co., Ltd., Class H*	1,182,000	372,856
Dongfeng Motor Group Co., Ltd., Class H	146,000	204,098
Great Wall Motor Co., Ltd., Class H	75,000	423,251
Industrial & Commercial Bank of China Ltd., Class H	450,000	326,897
Jiangxi Copper Co., Ltd., Class H	251,000	427,390
Mindray Medical International Ltd. (ADR)	9,940	262,416
Weichai Power Co., Ltd., Class H	145,000	608,573
Zhejiang Expressway Co., Ltd., Class H	230,000	267,313

		4,174,312

Colombia (0.7%)
Bancolombia S.A. (ADR)	6,836	327,308

Czech Republic (0.6%)
Komercni Banka A/S	1,361	280,385

Hong Kong (0.9%)
Orient Overseas International Ltd.	73,000	425,008

India (1.4%)
HDFC Bank Ltd. (ADR)	6,350	322,262
ICICI Bank Ltd. (ADR)	30,463	351,848

		674,110

Indonesia (1.2%)
PT Bank Rakyat Indonesia (Persero) Tbk	321,100	298,996
PT Indofood Sukses Makmur Tbk	456,000	248,602

		547,598

Malaysia (0.5%)
AMMB Holdings Bhd	117,000	220,523

Mexico (1.1%)
Controladora Comercial Mexicana S.A.B. de C.V.	145,200	513,533

South Africa (1.6%)
African Rainbow Minerals Ltd.	12,901	132,535
Anglo American Platinum Ltd.*	1,857	54,563

Impala Platinum Holdings Ltd.*	18,985	$123,711
Investec Ltd.	50,125	418,303

		729,112

South Korea (3.8%)
CJ Corp.*	2,616	370,561
Hyundai Mobis Co., Ltd.*	1,294	275,410
KT Corp.*	8,060	228,061
POSCO	1,299	327,740
Samsung Electronics Co., Ltd.	471	566,167

		1,767,939

Taiwan (1.9%)
Advanced Semiconductor Engineering, Inc.	447,000	531,403
Uni-President Enterprises Corp.	215,760	340,066

		871,469

Thailand (0.9%)
Kasikornbank PCL	38,700	268,906
PTT Global Chemical PCL	86,700	134,586

		403,492

Turkey (0.7%)
Akbank TAS	57,698	212,598
Turkiye Garanti Bankasi A/S	34,530	138,360

		350,958

Total Common Stocks (28.0%) (Cost $14,074,466)		13,046,403

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(48.3%)
iShares® Core MSCI Emerging Markets ETF	159,836	7,517,087
iShares® MSCI Emerging Markets ETF	191,255	7,514,409
Vanguard FTSE Emerging Markets ETF	188,026	7,524,800

Total Investment Companies (48.3%) (Cost $24,126,083)		22,556,296

Total Investments (76.3%) (Cost $38,200,549)		35,602,699
Other Assets Less Liabilities (23.7%)		11,051,239

Net Assets (100%)		$46,653,938

*	Non-income producing.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
E-Mini MSCI Emerging Market Index	212	March-15	$10,019,377	$10,151,620	$132,243

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contract	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
South African Rand vs. U.S. Dollar, expiring 1/2/15	Brown Brothers Harriman & Co.	91	$7,864	$7,805	$59

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$902,759	$—	$902,759
Consumer Staples	513,533	707,232	—	1,220,765
Energy	107,033	677,023	—	784,056
Financials	1,618,400	2,164,968	—	3,783,368
Health Care	262,416	77,909	—	340,325
Industrials	—	2,401,823	—	2,401,823
Information Technology	—	1,580,226	—	1,580,226
Materials	—	1,805,020	—	1,805,020
Telecommunication Services	—	228,061	—	228,061
Forward Currency Contracts	—	59	—	59
Futures	132,243	—	—	132,243
Investment Companies
Exchange Traded Funds (ETFs)	22,556,296	—	—	22,556,296

Total Assets	$25,189,921	$10,545,080	$—	$35,735,001

Total Liabilities	$—	$—	$—	$—

Total	$25,189,921	$10,545,080	$—	$35,735,001

(a)	Securities with a market value of $958,732 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$59
Equity contracts	Receivables, Net assets – Unrealized appreciation	132,243	*

Total		$132,302

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$4,337	$4,337
Equity contracts	(501,418)	—	(501,418)

Total	$(501,418)	$4,337	$(497,081)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$59	$59
Equity contracts	84,856	—	84,856

Total	$84,856	$59	$84,915

^ The Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities and hedging .

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $105,000 for 2 months and futures contracts with an average notional balance of approximately $9,023,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Brown Brothers Harriman & Co.	$59	$—	$—	$59

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,270,109
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,071,773

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$595,774
Aggregate gross unrealized depreciation	(3,195,475)

Net unrealized depreciation	$(2,599,701)

Federal income tax cost of investments	$38,202,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $38,200,549)	$35,602,699
Cash	10,436,391
Cash held as collateral at broker	630,000
Receivable from Separate Accounts for Trust shares sold	37,570
Due from broker for futures variation margin	11,660
Dividends, interest and other receivables	9,708
Unrealized appreciation on forward foreign currency contracts	59
Receivable for securities sold	30
Other assets	1,902

Total assets	46,730,019

LIABILITIES
Payable for securities purchased	13,598
Investment management fees payable	7,602
Administrative fees payable	4,884
Distribution fees payable – Class IB	2,305
Payable to Separate Accounts for Trust shares redeemed	330
Trustees’ fees payable	88
Accrued expenses	47,274

Total liabilities	76,081

NET ASSETS	$46,653,938

Net assets were comprised of:
Paid in capital	$49,782,566
Accumulated undistributed net investment income (loss)	12,840
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(675,901)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(2,465,567)

Net assets	$46,653,938

Class IB
Net asset value, offering and redemption price per share, $11,062,362 / 1,221,791 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.05

Class K
Net asset value, offering and redemption price per share, $35,591,576 / 3,931,168 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $26,691 foreign withholding tax)	$780,438
Interest	9,427

Total income	789,865

EXPENSES
Investment management fees	282,473
Custodian fees	83,500
Administrative fees	74,013
Professional fees	43,090
Distribution fees – Class IB	24,366
Printing and mailing expenses	3,833
Trustees’ fees	2,385
Offering costs	2,031
Miscellaneous	16,584

Gross expenses	532,275
Less: Waiver from investment manager	(103,416)

Net expenses	428,859

NET INVESTMENT INCOME (LOSS)	361,006

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	43,064
Futures	(501,418)
Foreign currency transactions	(2,260)

Net realized gain (loss)	(460,614)

Change in unrealized appreciation (depreciation) on:
Investments	(1,561,727)
Futures	84,856
Foreign currency translations	156

Net change in unrealized appreciation (depreciation)	(1,476,715)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,937,329)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,576,323)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$361,006	$112,467
Net realized gain (loss) on investments, futures and foreign currency transactions	(460,614)	(91,645)
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(1,476,715)	(988,852)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,576,323)	(968,030)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(60,986)	(36,151)
Class K	(287,511)	(93,950)

	(348,497)	(130,101)

Distributions from net realized capital gains
Class IB	(31,032)	—
Class K	(100,358)	—

	(131,390)	—

Return of capital
Class IB	—	(4,014)
Class K	—	(10,432)

	—	(14,446)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(479,887)	(144,547)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 727,601 and 952,047 shares, respectively ]	6,926,498	9,303,128
Capital shares issued in reinvestment of dividends and distributions [ 10,314 and 4,296 shares, respectively ]	92,018	40,165
Capital shares repurchased [ (327,815) and (144,652) shares, respectively ]	(3,132,998)	(1,364,257)

Total Class IB transactions	3,885,518	7,979,036

Class K
Capital shares sold [ 2,544,185 and 1,633,830 shares, respectively ]	24,155,392	16,193,888
Capital shares issued in reinvestment of dividends and distributions [ 43,482 and 11,164 shares, respectively ]	387,869	104,382
Capital shares repurchased [ (241,224) and (60,269) shares, respectively ]	(2,316,737)	(566,623)

Total Class K transactions	22,226,524	15,731,647

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,112,042	23,710,683

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,055,832	22,598,106
NET ASSETS:
Beginning of period	22,598,106	—

End of period (a)	$46,653,938	$22,598,106

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$12,840	$(29)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.04
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.36)	(0.55)

Total from investment operations	(0.30)	(0.51)

Less distributions:
Dividends from net investment income	(0.05)	(0.05)
Distributions from net realized gains	(0.03)	—
Return of capital	—	(0.01)

Total dividends and distributions	(0.08)	(0.06)

Net asset value, end of period	$9.05	$9.43

Total return (b)	(3.20)%	(5.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,062	$7,654
Ratio of expenses to average net assets:
After waivers (a)(f)	1.25%	1.25%
Before waivers (a)(f)	1.52%	2.11%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.60%	0.48	%(l)
Before waivers (a)(f)	0.33%	(0.38	)%(l)
Portfolio turnover rate (z)^	4%	9%

Class K	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.38)	(0.56)

Total from investment operations	(0.28)	(0.50)

Less distributions:
Dividends from net investment income	(0.07)	(0.06)
Distributions from net realized gains	(0.03)	—
Return of capital	—	(0.01)

Total dividends and distributions	(0.10)	(0.07)

Net asset value, end of period	$9.05	$9.43

Total return (b)	(2.95)%	(4.98)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,592	$14,944
Ratio of expenses to average net assets:
After waivers (a)(f)	1.00%	1.00%
Before waivers (a)(f)	1.25%	1.86%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.99%	0.74	%(l)
Before waivers (a)(f)	0.74%	(0.12	)%(l)
Portfolio turnover rate (z)^	4%	9%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.96%	14.84%	7.24%
Portfolio – Class IB Shares	12.98	14.73	7.06
Portfolio – Class K Shares***	13.28	N/A	20.81
S&P 500 Index	13.69	15.45	7.67
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.98% for the year ended December 31, 2014. The Portfolio’s benchmark, the S&P 500 Index, returned 13.69% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

The five sectors that contributed the most to relative performance for the year ended December 31, 2014 were Information Technology, Health Care, Financials, Consumer Staples and Consumer Discretionary.

•	The five stocks that contributed the most to performance for the year ended December 31, 2014 were Apple Inc., Microsoft Corp., Berkshire Hathaway Inc., Intel Corp., and Wells Fargo & Co.

What hurt performance during the year:

•	The five sectors that detracted the most from performance for the year ended December 31, 2014 were Energy, Telecom Services, Materials, Utilities and Industrials.

•

The five stocks that detracted the most from performance for the year ended December 31, 2014 were Amazon.com Inc., Exxon Mobil Corp., International Business Machines, General Electric Co., and Chevron Corp.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	19.5%
Financials	16.6
Health Care	14.1
Consumer Discretionary	12.1
Industrials	10.4
Consumer Staples	9.7
Energy	8.4
Utilities	3.2
Materials	3.1
Telecommunication Services	2.3
Cash and Other	0.6

100.0%

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,057.66	$3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14
Class IB
Actual	1,000.00	1,057.88	3.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14
Class K
Actual	1,000.00	1,059.12	1.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.36	1.87

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.62%, 0.62% and 0.37%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.1%)
Auto Components (0.4%)
BorgWarner, Inc.	54,770	$3,009,612
Delphi Automotive plc	71,336	5,187,554
Goodyear Tire & Rubber Co.	66,200	1,891,334
Johnson Controls, Inc.	160,600	7,763,404

		17,851,904

Automobiles (0.7%)
Ford Motor Co.	927,998	14,383,969
General Motors Co.	325,394	11,359,505
Harley-Davidson, Inc.	51,650	3,404,251

		29,147,725

Distributors (0.1%)
Genuine Parts Co.	36,910	3,933,499

Diversified Consumer Services (0.0%)
H&R Block, Inc.	66,300	2,232,984

Hotels, Restaurants & Leisure (1.6%)
Carnival Corp.	108,600	4,922,838
Chipotle Mexican Grill, Inc.*	7,501	5,134,510
Darden Restaurants, Inc.	31,950	1,873,228
Marriott International, Inc., Class A	51,277	4,001,144
McDonald’s Corp.	234,650	21,986,705
Royal Caribbean Cruises Ltd.	40,273	3,319,703
Starbucks Corp.	180,450	14,805,923
Starwood Hotels & Resorts Worldwide, Inc.	43,050	3,490,064
Wyndham Worldwide Corp.	29,695	2,546,643
Wynn Resorts Ltd.	19,529	2,905,134
Yum! Brands, Inc.	105,530	7,687,861

		72,673,753

Household Durables (0.4%)
D.R. Horton, Inc.	80,000	2,023,200
Garmin Ltd.	29,060	1,535,240
Harman International Industries, Inc.	16,550	1,766,050
Leggett & Platt, Inc.	33,100	1,410,391
Lennar Corp., Class A	43,050	1,929,071
Mohawk Industries, Inc.*	15,000	2,330,400
Newell Rubbermaid, Inc.	65,326	2,488,267
PulteGroup, Inc.	80,407	1,725,534
Whirlpool Corp.	18,816	3,645,412

		18,853,565

Internet & Catalog Retail (1.2%)
Amazon.com, Inc.*	91,580	28,421,853
Expedia, Inc.	23,839	2,034,897
Netflix, Inc.*	14,560	4,973,841
Priceline Group, Inc.*	12,656	14,430,498
TripAdvisor, Inc.*	26,909	2,009,026

		51,870,115

Leisure Products (0.1%)
Hasbro, Inc.	27,208	1,496,168
Mattel, Inc.	81,700	2,528,206

		4,024,374

Media (3.5%)
Cablevision Systems Corp. – New York Group, Class A	52,700	$1,087,728
CBS Corp. (Non-Voting), Class B	114,900	6,358,566
Comcast Corp., Class A	621,200	36,035,812
DIRECTV*	121,110	10,500,237
Discovery Communications, Inc., Class A*	35,766	1,232,139
Discovery Communications, Inc., Class C*	65,866	2,221,002
Gannett Co., Inc.	54,400	1,736,992
Interpublic Group of Cos., Inc.	100,826	2,094,156
News Corp., Class A*	120,250	1,886,722
Omnicom Group, Inc.	59,850	4,636,579
Scripps Networks Interactive, Inc., Class A	24,461	1,841,179
Time Warner Cable, Inc.	67,697	10,294,006
Time Warner, Inc.	202,200	17,271,924
Twenty-First Century Fox, Inc., Class A	447,100	17,170,876
Viacom, Inc., Class B	89,100	6,704,775
Walt Disney Co.	376,202	35,434,466

		156,507,159

Multiline Retail (0.8%)
Dollar General Corp.*	73,150	5,171,705
Dollar Tree, Inc.*	49,560	3,488,033
Family Dollar Stores, Inc.	22,790	1,805,196
Kohl’s Corp.	48,720	2,973,869
Macy’s, Inc.	83,222	5,471,846
Nordstrom, Inc.	33,970	2,696,878
Target Corp.	153,570	11,657,499

		33,265,026

Specialty Retail (2.4%)
AutoNation, Inc.*	18,019	1,088,528
AutoZone, Inc.*	7,730	4,785,720
Bed Bath & Beyond, Inc.*	44,700	3,404,799
Best Buy Co., Inc.	70,175	2,735,422
CarMax, Inc.*	51,956	3,459,231
GameStop Corp., Class A	26,073	881,268
Gap, Inc.	64,255	2,705,778
Home Depot, Inc.	317,768	33,356,107
L Brands, Inc.	59,317	5,133,886
Lowe’s Cos., Inc.	234,630	16,142,544
O’Reilly Automotive, Inc.*	24,534	4,725,739
PetSmart, Inc.	23,960	1,947,828
Ross Stores, Inc.	50,570	4,766,728
Staples, Inc.	154,245	2,794,919
Tiffany & Co.	27,160	2,902,318
TJX Cos., Inc.	166,100	11,391,138
Tractor Supply Co.	32,815	2,586,478
Urban Outfitters, Inc.*	24,078	845,860

		105,654,291

Textiles, Apparel & Luxury Goods (0.9%)
Coach, Inc.	66,400	2,493,984
Fossil Group, Inc.*	10,832	1,199,536
Michael Kors Holdings Ltd.*	49,668	3,730,067
NIKE, Inc., Class B	168,250	16,177,237
PVH Corp.	19,856	2,544,944

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Ralph Lauren Corp.	14,600	$2,703,336
Under Armour, Inc., Class A*	40,216	2,730,666
VF Corp.	83,350	6,242,915

		37,822,685

Total Consumer Discretionary		533,837,080

Consumer Staples (9.7%)
Beverages (2.1%)
Brown-Forman Corp., Class B	37,775	3,318,156
Coca-Cola Co.	950,516	40,130,786
Coca-Cola Enterprises, Inc.	53,550	2,367,981
Constellation Brands, Inc., Class A*	40,450	3,970,976
Dr. Pepper Snapple Group, Inc.	46,875	3,360,000
Molson Coors Brewing Co., Class B	38,450	2,865,294
Monster Beverage Corp.*	34,790	3,769,496
PepsiCo, Inc.	360,903	34,126,988

		93,909,677

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	105,550	14,961,712
CVS Health Corp.	276,445	26,624,418
Kroger Co.	118,400	7,602,464
Safeway, Inc.	55,000	1,931,600
Sysco Corp.	141,700	5,624,073
Walgreens Boots Alliance, Inc.	210,250	16,021,050
Wal-Mart Stores, Inc.	380,818	32,704,650
Whole Foods Market, Inc.	86,750	4,373,935

		109,843,902

Food Products (1.6%)
Archer-Daniels-Midland Co.	155,166	8,068,632
Campbell Soup Co.	43,200	1,900,800
ConAgra Foods, Inc.	102,350	3,713,258
General Mills, Inc.	145,600	7,764,848
Hershey Co.	35,700	3,710,301
Hormel Foods Corp.	32,358	1,685,852
J.M. Smucker Co.	24,547	2,478,756
Kellogg Co.	60,800	3,978,752
Keurig Green Mountain, Inc.	29,269	3,875,069
Kraft Foods Group, Inc.	141,927	8,893,146
McCormick & Co., Inc. (Non-Voting)	31,150	2,314,445
Mead Johnson Nutrition Co.	48,750	4,901,325
Mondelez International, Inc., Class A	405,031	14,712,751
Tyson Foods, Inc., Class A	70,650	2,832,359

		70,830,294

Household Products (2.0%)
Clorox Co.	31,250	3,256,562
Colgate-Palmolive Co.	206,550	14,291,195
Kimberly-Clark Corp.	89,794	10,374,799
Procter & Gamble Co.	651,555	59,350,145

		87,272,701

Personal Products (0.1%)
Avon Products, Inc.	104,750	983,602
Estee Lauder Cos., Inc., Class A	53,950	4,110,990

		5,094,592

Tobacco (1.4%)
Altria Group, Inc.	476,500	$23,477,155
Lorillard, Inc.	86,772	5,461,430
Philip Morris International, Inc.	374,650	30,515,242
Reynolds American, Inc.	74,250	4,772,048

		64,225,875

Total Consumer Staples		431,177,041

Energy (8.4%)
Energy Equipment & Services (1.4%)
Baker Hughes, Inc.	104,257	5,845,690
Cameron International Corp.*	47,524	2,373,824
Diamond Offshore Drilling, Inc.	16,197	594,592
Ensco plc, Class A	56,420	1,689,779
FMC Technologies, Inc.*	56,360	2,639,902
Halliburton Co.	204,250	8,033,152
Helmerich & Payne, Inc.	26,069	1,757,572
Nabors Industries Ltd.	69,700	904,706
National Oilwell Varco, Inc.	103,797	6,801,817
Noble Corp. plc	60,680	1,005,468
Schlumberger Ltd.	310,238	26,497,428
Transocean Ltd.	82,102	1,504,930

		59,648,860

Oil, Gas & Consumable Fuels (7.0%)
Anadarko Petroleum Corp.	122,094	10,072,755
Apache Corp.	90,780	5,689,183
Cabot Oil & Gas Corp.	99,536	2,947,261
Chesapeake Energy Corp.	125,000	2,446,250
Chevron Corp.	455,884	51,141,067
Cimarex Energy Co.	21,052	2,231,512
ConocoPhillips Co.	296,784	20,495,903
CONSOL Energy, Inc.	55,450	1,874,764
Denbury Resources, Inc.	85,002	691,066
Devon Energy Corp.	92,700	5,674,167
EOG Resources, Inc.	132,100	12,162,447
EQT Corp.	36,517	2,764,337
Exxon Mobil Corp.#	1,021,080	94,398,846
Hess Corp.	61,250	4,521,475
Kinder Morgan, Inc.	409,616	17,330,853
Marathon Oil Corp.	162,714	4,603,179
Marathon Petroleum Corp.	67,607	6,102,208
Murphy Oil Corp.	40,150	2,028,378
Newfield Exploration Co.*	33,000	894,960
Noble Energy, Inc.	86,806	4,117,209
Occidental Petroleum Corp.	186,950	15,070,039
ONEOK, Inc.	50,214	2,500,155
Phillips 66	133,442	9,567,791
Pioneer Natural Resources Co.	35,929	5,348,032
QEP Resources, Inc.	39,939	807,567
Range Resources Corp.	40,619	2,171,086
Southwestern Energy Co.*	85,143	2,323,552
Spectra Energy Corp.	161,756	5,871,743
Tesoro Corp.	30,404	2,260,537
Valero Energy Corp.	125,685	6,221,408
Williams Cos., Inc.	162,150	7,287,021

		311,616,751

Total Energy		371,265,611

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Financials (16.6%)
Banks (6.0%)
Bank of America Corp.	2,535,821	$45,365,838
BB&T Corp.	173,600	6,751,304
Citigroup, Inc.	730,500	39,527,355
Comerica, Inc.	43,250	2,025,830
Fifth Third BanCorp	198,617	4,046,821
Huntington Bancshares, Inc./Ohio	196,388	2,066,002
JPMorgan Chase & Co.	901,391	56,409,049
KeyCorp.	208,800	2,902,320
M&T Bank Corp.	31,900	4,007,278
PNC Financial Services Group, Inc.	126,879	11,575,171
Regions Financial Corp.	331,852	3,504,357
SunTrust Banks, Inc/Georgia	125,700	5,266,830
U.S. BanCorp./Minnesota	431,445	19,393,453
Wells Fargo & Co.	1,138,303	62,401,770
Zions BanCorp	48,850	1,392,714

		266,636,092

Capital Markets (2.3%)
Affiliated Managers Group, Inc.*	13,411	2,846,351
Ameriprise Financial, Inc.	44,507	5,886,051
Bank of New York Mellon Corp.	271,419	11,011,469
BlackRock, Inc.	30,714	10,982,098
Charles Schwab Corp.	277,055	8,364,291
E*TRADE Financial Corp.*	69,640	1,689,118
Franklin Resources, Inc.	94,501	5,232,520
Goldman Sachs Group, Inc.	97,692	18,935,640
Invesco Ltd.	103,801	4,102,216
Legg Mason, Inc.	24,163	1,289,579
Morgan Stanley	368,113	14,282,784
Northern Trust Corp.	53,400	3,599,160
State Street Corp.	100,620	7,898,670
T. Rowe Price Group, Inc.	62,586	5,373,634

		101,493,581

Consumer Finance (0.9%)
American Express Co.	214,610	19,967,314
Capital One Financial Corp.	134,094	11,069,460
Discover Financial Services	109,321	7,159,432
Navient Corp.	98,842	2,135,976

		40,332,182

Diversified Financial Services (2.1%)
Berkshire Hathaway, Inc., Class B*	439,782	66,033,267
CME Group, Inc./Illinois	76,315	6,765,325
Intercontinental Exchange, Inc.	27,216	5,968,197
Leucadia National Corp.	76,342	1,711,588
McGraw Hill Financial, Inc.	65,450	5,823,741
Moody’s Corp.	44,276	4,242,083
NASDAQ OMX Group, Inc.	28,273	1,355,973

		91,900,174

Insurance (2.8%)
ACE Ltd.	80,027	9,193,502
Aflac, Inc.	108,600	6,634,374
Allstate Corp.	101,176	7,107,614
American International Group, Inc.	337,549	18,906,119

Aon plc	68,775	$6,521,933
Assurant, Inc.	16,930	1,158,520
Chubb Corp.	56,900	5,887,443
Cincinnati Financial Corp.	35,413	1,835,456
Genworth Financial, Inc., Class A*	119,720	1,017,620
Hartford Financial Services Group, Inc.	103,950	4,333,675
Lincoln National Corp.	62,578	3,608,873
Loews Corp.	72,097	3,029,516
Marsh & McLennan Cos., Inc.	130,450	7,466,958
MetLife, Inc.	273,899	14,815,197
Principal Financial Group, Inc.	65,800	3,417,652
Progressive Corp.	128,900	3,479,011
Prudential Financial, Inc.	110,400	9,986,784
Torchmark Corp.	30,962	1,677,212
Travelers Cos., Inc.	79,874	8,454,663
Unum Group	60,720	2,117,914
XL Group plc	62,150	2,136,095

		122,786,131

Real Estate Investment Trusts (REITs) (2.4%)
American Tower Corp. (REIT)	95,642	9,454,212
Apartment Investment & Management Co. (REIT), Class A	35,233	1,308,906
AvalonBay Communities, Inc. (REIT)	31,814	5,198,089
Boston Properties, Inc. (REIT)	36,930	4,752,522
Crown Castle International Corp. (REIT)	80,460	6,332,202
Equity Residential (REIT)	87,380	6,277,379
Essex Property Trust, Inc. (REIT)	15,457	3,193,416
General Growth Properties, Inc. (REIT)	151,254	4,254,775
HCP, Inc. (REIT)	110,658	4,872,272
Health Care REIT, Inc. (REIT)	79,033	5,980,427
Host Hotels & Resorts, Inc. (REIT)	182,589	4,340,141
Iron Mountain, Inc. (REIT)	44,884	1,735,215
Kimco Realty Corp. (REIT)	99,130	2,492,128
Macerich Co. (REIT)	33,940	2,830,935
Plum Creek Timber Co., Inc. (REIT)	42,370	1,813,012
Prologis, Inc. (REIT)	120,522	5,186,062
Public Storage (REIT)	35,010	6,471,598
Simon Property Group, Inc. (REIT)	74,925	13,644,592
Ventas, Inc. (REIT)	70,966	5,088,262
Vornado Realty Trust (REIT)	42,105	4,956,180
Weyerhaeuser Co. (REIT)	126,429	4,537,537

		104,719,862

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	67,330	2,306,053

Thrifts & Mortgage Finance (0.0%)
Hudson City BanCorp, Inc.	115,964	1,173,555
People’s United Financial, Inc.	74,243	1,127,009

		2,300,564

Total Financials		732,474,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care (14.1%)
Biotechnology (2.9%)
Alexion Pharmaceuticals, Inc.*	47,800	$8,844,434
Amgen, Inc.	183,430	29,218,565
Biogen Idec, Inc.*	56,939	19,327,944
Celgene Corp.*	192,600	21,544,236
Gilead Sciences, Inc.*	363,750	34,287,075
Regeneron Pharmaceuticals, Inc.*	17,934	7,357,423
Vertex Pharmaceuticals, Inc.*	58,033	6,894,320

		127,473,997

Health Care Equipment & Supplies (2.2%)
Abbott Laboratories	363,050	16,344,511
Baxter International, Inc.	130,650	9,575,338
Becton, Dickinson and Co.	46,300	6,443,108
Boston Scientific Corp.*	319,756	4,236,767
C.R. Bard, Inc.	18,100	3,015,822
CareFusion Corp.*	49,187	2,918,757
Covidien plc	109,146	11,163,453
DENTSPLY International, Inc.	34,080	1,815,442
Edwards Lifesciences Corp.*	25,829	3,290,098
Intuitive Surgical, Inc.*	8,763	4,635,101
Medtronic, Inc.	237,350	17,136,670
St. Jude Medical, Inc.	68,972	4,485,249
Stryker Corp.	72,100	6,801,193
Varian Medical Systems, Inc.*	24,088	2,083,853
Zimmer Holdings, Inc.	40,850	4,633,207

		98,578,569

Health Care Providers & Services (2.3%)
Aetna, Inc.	84,778	7,530,830
AmerisourceBergen Corp.	50,050	4,512,508
Anthem, Inc.	65,150	8,187,400
Cardinal Health, Inc.	79,825	6,444,272
Cigna Corp.	63,050	6,488,475
DaVita HealthCare Partners, Inc.*	41,438	3,138,514
Express Scripts Holding Co.*	176,955	14,982,780
Humana, Inc.	37,000	5,314,310
Laboratory Corp. of America Holdings*	20,350	2,195,765
McKesson Corp.	55,931	11,610,157
Patterson Cos., Inc.	20,600	990,860
Quest Diagnostics, Inc.	34,850	2,337,041
Tenet Healthcare Corp.*	23,625	1,197,079
UnitedHealth Group, Inc.	231,400	23,392,226
Universal Health Services, Inc., Class B	21,950	2,442,157

		100,764,374

Health Care Technology (0.1%)
Cerner Corp.*	73,242	4,735,828

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	80,373	3,290,471
PerkinElmer, Inc.	27,150	1,187,269
Thermo Fisher Scientific, Inc.	96,500	12,090,485
Waters Corp.*	20,100	2,265,672

		18,833,897

Pharmaceuticals (6.2%)
AbbVie, Inc.	384,150	25,138,776
Actavis plc*	63,962	16,464,458

Allergan, Inc.	71,900	$15,285,221
Bristol-Myers Squibb Co.	399,923	23,607,455
Eli Lilly & Co.	236,260	16,299,577
Hospira, Inc.*	40,810	2,499,613
Johnson & Johnson	674,960	70,580,567
Mallinckrodt plc*	28,076	2,780,366
Merck & Co., Inc.	687,417	39,038,411
Mylan, Inc.*	89,350	5,036,660
Perrigo Co. plc	33,939	5,673,243
Pfizer, Inc.	1,519,190	47,322,769
Zoetis, Inc.	120,824	5,199,057

		274,926,173

Total Health Care		625,312,838

Industrials (10.4%)
Aerospace & Defense (2.7%)
Boeing Co.	159,924	20,786,921
General Dynamics Corp.	75,900	10,445,358
Honeywell International, Inc.	188,762	18,861,099
L-3 Communications Holdings, Inc.	20,550	2,593,615
Lockheed Martin Corp.	64,808	12,480,077
Northrop Grumman Corp.	48,720	7,180,841
Precision Castparts Corp.	34,450	8,298,316
Raytheon Co.	74,400	8,047,848
Rockwell Collins, Inc.	32,050	2,707,584
Textron, Inc.	66,500	2,800,315
United Technologies Corp.	204,450	23,511,750

		117,713,724

Air Freight & Logistics (0.8%)
C.H. Robinson Worldwide, Inc.	35,302	2,643,767
Expeditors International of Washington, Inc.	46,548	2,076,506
FedEx Corp.	63,560	11,037,830
United Parcel Service, Inc., Class B	168,100	18,687,677

		34,445,780

Airlines (0.4%)
Delta Air Lines, Inc.	201,773	9,925,214
Southwest Airlines Co.	163,618	6,924,314

		16,849,528

Building Products (0.1%)
Allegion plc	23,038	1,277,687
Masco Corp.	85,900	2,164,680

		3,442,367

Commercial Services & Supplies (0.4%)
ADT Corp.	42,018	1,522,312
Cintas Corp.	23,400	1,835,496
Pitney Bowes, Inc.	48,450	1,180,726
Republic Services, Inc.	60,851	2,449,253
Stericycle, Inc.*	20,515	2,689,106
Tyco International plc	100,836	4,422,667
Waste Management, Inc.	102,656	5,268,306

		19,367,866

Construction & Engineering (0.1%)
Fluor Corp.	37,650	2,282,719

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Jacobs Engineering Group, Inc.*	31,414	$1,403,892
Quanta Services, Inc.*	52,400	1,487,636

		5,174,247

Electrical Equipment (0.6%)
AMETEK, Inc.	59,248	3,118,222
Eaton Corp. plc	114,425	7,776,323
Emerson Electric Co.	167,200	10,321,256
Rockwell Automation, Inc.	32,700	3,636,240

		24,852,041

Industrial Conglomerates (2.3%)
3M Co.	154,550	25,395,656
Danaher Corp.	147,450	12,637,939
General Electric Co.	2,421,433	61,189,612
Roper Industries, Inc.	24,205	3,784,452

		103,007,659

Machinery (1.5%)
Caterpillar, Inc.	146,000	13,363,380
Cummins, Inc.	40,950	5,903,761
Deere & Co.	86,400	7,643,808
Dover Corp.	39,900	2,861,628
Flowserve Corp.	32,841	1,964,877
Illinois Tool Works, Inc.	86,695	8,210,017
Ingersoll-Rand plc	64,015	4,057,911
Joy Global, Inc.	23,650	1,100,198
PACCAR, Inc.	85,400	5,808,054
Pall Corp.	25,700	2,601,097
Parker-Hannifin Corp.	35,900	4,629,305
Pentair plc	45,058	2,992,752
Snap-on, Inc.	14,000	1,914,360
Stanley Black & Decker, Inc.	37,746	3,626,636
Xylem, Inc.	43,800	1,667,466

		68,345,250

Professional Services (0.2%)
Dun & Bradstreet Corp.	8,706	1,053,078
Equifax, Inc.	29,050	2,349,274
Nielsen N.V.	78,021	3,489,879
Robert Half International, Inc.	32,800	1,914,864

		8,807,095

Road & Rail (1.1%)
CSX Corp.	240,000	8,695,200
Kansas City Southern	26,590	3,244,778
Norfolk Southern Corp.	74,600	8,176,906
Ryder System, Inc.	12,800	1,188,480
Union Pacific Corp.	214,400	25,541,472

		46,846,836

Trading Companies & Distributors (0.2%)
Fastenal Co.	65,716	3,125,453
United Rentals, Inc.*	24,050	2,453,341
W.W. Grainger, Inc.	14,650	3,734,138

		9,312,932

Total Industrials		458,165,325

Information Technology (19.5%)
Communications Equipment (1.7%)
Cisco Systems, Inc.	1,232,950	34,294,504
F5 Networks, Inc.*	17,850	2,328,800
Harris Corp.	25,234	1,812,306

Juniper Networks, Inc.	92,790	$2,071,073
Motorola Solutions, Inc.	51,024	3,422,690
QUALCOMM, Inc.	400,910	29,799,640

		73,729,013

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	74,632	4,015,948
Corning, Inc.	309,042	7,086,333
FLIR Systems, Inc.	33,907	1,095,535
TE Connectivity Ltd.	98,020	6,199,765

		18,397,581

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	42,948	2,704,006
eBay, Inc.*	272,600	15,298,312
Facebook, Inc., Class A*	504,182	39,336,280
Google, Inc., Class A*	68,799	36,508,877
Google, Inc., Class C*	68,699	36,163,154
VeriSign, Inc.*	26,250	1,496,250
Yahoo!, Inc.*	212,427	10,729,688

		142,236,567

IT Services (3.3%)
Accenture plc, Class A	151,300	13,512,603
Alliance Data Systems Corp.*	15,400	4,405,170
Automatic Data Processing, Inc.	116,260	9,692,596
Cognizant Technology Solutions Corp., Class A*	146,750	7,727,855
Computer Sciences Corp.	33,900	2,137,395
Fidelity National Information Services, Inc.	68,449	4,257,528
Fiserv, Inc.*	58,800	4,173,036
International Business Machines Corp.	221,917	35,604,363
MasterCard, Inc., Class A	236,300	20,359,608
Paychex, Inc.	78,685	3,632,886
Teradata Corp.*	36,815	1,608,079
Total System Services, Inc.	39,885	1,354,495
Visa, Inc., Class A	117,843	30,898,435
Western Union Co.	125,979	2,256,284
Xerox Corp.	258,716	3,585,804

		145,206,137

Semiconductors & Semiconductor Equipment (2.4%)
Altera Corp.	73,450	2,713,243
Analog Devices, Inc.	75,000	4,164,000
Applied Materials, Inc.	291,100	7,254,212
Avago Technologies Ltd.	60,967	6,132,671
Broadcom Corp., Class A	129,900	5,628,567
First Solar, Inc.*	18,100	807,169
Intel Corp.	1,165,830	42,307,971
KLA-Tencor Corp.	39,600	2,784,672
Lam Research Corp.	38,338	3,041,737
Linear Technology Corp.	57,450	2,619,720
Microchip Technology, Inc.	48,386	2,182,692
Micron Technology, Inc.*	258,800	9,060,588
NVIDIA Corp.	124,450	2,495,223
Texas Instruments, Inc.	254,631	13,613,846
Xilinx, Inc.	63,750	2,759,738

		107,566,049

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Software (3.8%)
Adobe Systems, Inc.*	114,230	$8,304,521
Autodesk, Inc.*	54,880	3,296,093
CA, Inc.	77,145	2,349,065
Citrix Systems, Inc.*	38,800	2,475,440
Electronic Arts, Inc.*	74,930	3,522,834
Intuit, Inc.	68,900	6,351,891
Microsoft Corp.	1,987,523	92,320,443
Oracle Corp.	780,017	35,077,365
Red Hat, Inc.*	45,230	3,127,202
Salesforce.com, Inc.*	141,472	8,390,704
Symantec Corp.	166,400	4,268,992

		169,484,550

Technology Hardware, Storage & Peripherals (4.7%)
Apple, Inc.	1,414,181	156,097,299
EMC Corp.	490,630	14,591,336
Hewlett-Packard Co.	449,919	18,055,250
NetApp, Inc.	75,080	3,112,066
SanDisk Corp.	53,180	5,210,576
Seagate Technology plc	78,890	5,246,185
Western Digital Corp.	52,670	5,830,569

		208,143,281

Total Information Technology		864,763,178

Materials (3.1%)
Chemicals (2.3%)
Air Products and Chemicals, Inc.	46,350	6,685,060
Airgas, Inc.	16,209	1,866,953
CF Industries Holdings, Inc.	11,995	3,269,117
Dow Chemical Co.	267,051	12,180,196
E.I. du Pont de Nemours & Co.	218,400	16,148,496
Eastman Chemical Co.	35,850	2,719,581
Ecolab, Inc.	65,141	6,808,537
FMC Corp.	32,060	1,828,382
International Flavors & Fragrances, Inc.	19,550	1,981,588
LyondellBasell Industries N.V., Class A	100,227	7,957,022
Monsanto Co.	116,698	13,941,910
Mosaic Co.	76,110	3,474,422
PPG Industries, Inc.	33,100	7,651,065
Praxair, Inc.	70,250	9,101,590
Sherwin-Williams Co.	19,700	5,181,888
Sigma-Aldrich Corp.	28,400	3,898,468

		104,694,275

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	14,923	1,646,305
Vulcan Materials Co.	31,750	2,086,928

		3,733,233

Containers & Packaging (0.2%)
Avery Dennison Corp.	21,900	1,136,172
Ball Corp.	33,000	2,249,610
MeadWestvaco Corp.	40,109	1,780,438
Owens-Illinois, Inc.*	39,732	1,072,367
Sealed Air Corp.	50,834	2,156,887

		8,395,474

Metals & Mining (0.4%)
Alcoa, Inc.	284,198	$4,487,486
Allegheny Technologies, Inc.	26,150	909,235
Freeport-McMoRan, Inc.	250,488	5,851,400
Newmont Mining Corp.	120,250	2,272,725
Nucor Corp.	76,900	3,771,945

		17,292,791

Paper & Forest Products (0.1%)
International Paper Co.	102,135	5,472,393

Total Materials		139,588,166

Telecommunication Services (2.3%)
Diversified Telecommunication Services (2.3%)
AT&T, Inc.	1,250,645	42,009,166
CenturyLink, Inc.	137,590	5,445,812
Frontier Communications Corp.	241,580	1,611,339
Level 3 Communications, Inc.*	67,209	3,318,780
Verizon Communications, Inc.	1,000,536	46,805,074
Windstream Holdings, Inc.	145,276	1,197,074

Total Telecommunication Services		100,387,245

Utilities (3.2%)
Electric Utilities (1.9%)
American Electric Power Co., Inc.	117,980	7,163,746
Duke Energy Corp.	170,500	14,243,570
Edison International	78,550	5,143,454
Entergy Corp.	43,500	3,805,380
Exelon Corp.	207,220	7,683,718
FirstEnergy Corp.	101,432	3,954,834
NextEra Energy, Inc.	105,250	11,187,022
Northeast Utilities	76,394	4,088,607
Pepco Holdings, Inc.	60,705	1,634,786
Pinnacle West Capital Corp.	26,650	1,820,461
PPL Corp.	160,338	5,825,080
Southern Co.	216,950	10,654,414
Xcel Energy, Inc.	121,895	4,378,468

		81,583,540

Gas Utilities (0.0%)
AGL Resources, Inc.	28,810	1,570,433

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp.	158,150	2,177,725
NRG Energy, Inc.	81,468	2,195,563

		4,373,288

Multi-Utilities (1.2%)
Ameren Corp.	58,500	2,698,605
CenterPoint Energy, Inc.	103,600	2,427,348
CMS Energy Corp.	66,300	2,303,925
Consolidated Edison, Inc.	70,650	4,663,606
Dominion Resources, Inc.	140,746	10,823,367
DTE Energy Co.	42,650	3,683,681
Integrys Energy Group, Inc.	19,274	1,500,481
NiSource, Inc.	76,059	3,226,423
PG&E Corp.	114,550	6,098,642
Public Service Enterprise Group, Inc.	121,950	5,049,950
SCANA Corp.	34,361	2,075,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Sempra Energy	55,722	$6,205,202
TECO Energy, Inc.	56,500	1,157,685
Wisconsin Energy Corp.	54,354	2,866,630

		54,780,949

Total Utilities		142,308,210

Total Investments (99.4%) (Cost $2,430,740,811)		4,399,279,333
Other Assets Less Liabilities (0.6%)		25,085,808

Net Assets (100%)		$4,424,365,141

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $16,363,650.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	362	March-15	$36,549,476	$37,148,440	$598,964

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$533,837,080	$—	$—	$533,837,080
Consumer Staples	431,177,041	—	—	431,177,041
Energy	371,265,611	—	—	371,265,611
Financials	732,474,639	—	—	732,474,639
Health Care	625,312,838	—	—	625,312,838
Industrials	458,165,325	—	—	458,165,325
Information Technology	864,763,178	—	—	864,763,178
Materials	139,588,166	—	—	139,588,166
Telecommunication Services	100,387,245	—	—	100,387,245
Utilities	142,308,210	—	—	142,308,210
Futures	598,964	—	—	598,964

Total Assets	$4,399,878,297	$—	$—	$4,399,878,297

Total Liabilities	$—	$—	$—	$—

Total	$4,399,878,297	$—	$—	$4,399,878,297

(a)	A security with a market value of $3,318,156 transferred from Level 2 to Level 1 due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$598,964	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	$4,419,776

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures
Equity contracts	(27,816)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $32,585,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$182,923,402
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$182,927,725

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,099,053,500
Aggregate gross unrealized depreciation	(167,557,730)

Net unrealized appreciation	$1,931,495,770

Federal income tax cost of investments	$2,467,783,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $2,430,740,811)	$4,399,279,333
Cash	60,407,305
Receivable for securities sold	8,171,766
Dividends, interest and other receivables	5,859,706
Receivable from Separate Accounts for Trust shares sold	1,086,506
Other assets	9,199

Total assets	4,474,813,815

LIABILITIES
Payable for securities purchased	26,375,189
Payable to Separate Accounts for Trust shares redeemed	21,220,979
Investment management fees payable	937,278
Distribution fees payable – Class IB	537,036
Due to broker for futures variation margin	449,407
Administrative fees payable	380,180
Distribution fees payable – Class IA	347,930
Trustees’ fees payable	10,761
Accrued expenses	189,914

Total liabilities	50,448,674

NET ASSETS	$4,424,365,141

Net assets were comprised of:
Paid in capital	$2,487,042,380
Accumulated undistributed net investment income (loss)	2,530,110
Accumulated undistributed net realized gain (loss) on investments and futures	(34,344,835)
Net unrealized appreciation (depreciation) on investments and futures	1,969,137,486

Net assets	$4,424,365,141

Class IA
Net asset value, offering and redemption price per share, $1,628,300,262 / 45,916,301 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.46

Class IB
Net asset value, offering and redemption price per share, $2,533,151,838 / 71,780,883 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.29

Class K
Net asset value, offering and redemption price per share, $262,913,041 / 7,415,229 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $9,734 foreign withholding tax)	$85,059,890
Interest	36,345

Total income	85,096,235

EXPENSES
Investment management fees	10,303,570
Distribution fees – Class IB	5,851,100
Administrative fees	4,196,933
Distribution fees – Class IA	3,868,771
Printing and mailing expenses	314,647
Professional fees	116,501
Trustees’ fees	103,328
Custodian fees	93,000
Miscellaneous	99,140

Total expenses	24,946,990

NET INVESTMENT INCOME (LOSS)	60,149,245

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	53,653,824
Futures	4,419,776

Net realized gain (loss)	58,073,600

Change in unrealized appreciation (depreciation) on:
Investments	390,236,597
Futures	(27,816)

Net change in unrealized appreciation (depreciation)	390,208,781

NET REALIZED AND UNREALIZED GAIN (LOSS)	448,282,381

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$508,431,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$60,149,245	$54,279,111
Net realized gain (loss) on investments and futures	58,073,600	14,475,375
Net change in unrealized appreciation (depreciation) on investments and futures	390,208,781	903,883,614

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	508,431,626	972,638,100

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(21,685,304)	(20,043,005)
Class IB	(33,442,652)	(30,399,156)
Class K	(4,139,975)	(3,338,468)

	(59,267,931)	(53,780,629)

Distributions from net realized capital gains
Class IA	(20,032,388)	—
Class IB	(30,999,889)	—
Class K	(3,205,583)	—

	(54,237,860)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(113,505,791)	(53,780,629)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,428,843 and 2,957,185 shares, respectively ]	116,975,056	84,425,558
Capital shares issued in reinvestment of dividends and distributions [ 1,175,717 and 635,611 shares, respectively ]	41,717,692	20,043,005
Capital shares repurchased [ (5,248,014) and (5,387,865) shares, respectively ]	(178,340,272)	(155,044,443)

Total Class IA transactions	(19,647,524)	(50,575,880)

Class IB
Capital shares sold [ 8,726,744 and 11,481,258 shares, respectively ]	296,584,806	325,012,319
Capital shares issued in reinvestment of dividends and distributions [ 1,824,798 and 968,569 shares, respectively ]	64,442,541	30,399,156
Capital shares repurchased [ (9,798,874) and (10,458,643) shares, respectively ]	(327,729,968)	(302,589,034)

Total Class IB transactions	33,297,379	52,822,441

Class K
Capital shares sold [ 1,685,671 and 1,006,331 shares, respectively ]	56,444,449	28,846,559
Capital shares issued in reinvestment of dividends and distributions [ 207,036 and 105,883 shares, respectively ]	7,345,558	3,338,468
Capital shares repurchased [ (1,089,756) and (1,862,083) shares, respectively ]	(37,183,482)	(53,174,241)

Total Class K transactions	26,606,525	(20,989,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,256,380	(18,742,653)

TOTAL INCREASE (DECREASE) IN NET ASSETS	435,182,215	900,114,818
NET ASSETS:
Beginning of year	3,989,182,926	3,089,068,108

End of year (a)	$4,424,365,141	$3,989,182,926

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,530,110	$2,002,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$32.21	$24.83	$21.92	$21.94	$19.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.43	0.41	0.38	0.34
Net realized and unrealized gain (loss) on investments and futures	3.68	7.38	2.93	(0.01)†	2.51

Total from investment operations	4.17	7.81	3.34	0.37	2.85

Less distributions:
Dividends from net investment income	(0.48)	(0.43)	(0.42)	(0.39)	(0.35)
Distributions from net realized gains	(0.44)	—	(0.01)	—	—

Total dividends and distributions	(0.92)	(0.43)	(0.43)	(0.39)	(0.35)

Net asset value, end of year	$35.46	$32.21	$24.83	$21.92	$21.94

Total return	12.96%	31.51%	15.24%	1.76%	14.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,628,300	$1,499,464	$1,200,443	$1,096,867	$1,354,694
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	1.44%	1.50%	1.70%	1.71%	1.70%
Portfolio turnover rate^	4%	5%	5%	3%	5%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$32.05	$24.71	$21.81	$21.83	$19.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.43	0.41	0.33	0.29
Net realized and unrealized gain (loss) on investments and futures	3.67	7.34	2.92	(0.01)†	2.49

Total from investment operations	4.16	7.77	3.33	0.32	2.78

Less distributions:
Dividends from net investment income	(0.48)	(0.43)	(0.42)	(0.34)	(0.29)
Distributions from net realized gains	(0.44)	—	(0.01)	—	—

Total dividends and distributions	(0.92)	(0.43)	(0.43)	(0.34)	(0.29)

Net asset value, end of year	$35.29	$32.05	$24.71	$21.81	$21.83

Total return	12.98%	31.49%	15.26%	1.50%	14.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,533,152	$2,276,774	$1,705,859	$1,527,357	$1,634,200
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	1.44%	1.50%	1.70%	1.47%	1.45%
Portfolio turnover rate^	4%	5%	5%	3%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$32.20	$24.83	$21.92	$20.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.50	0.47	0.15
Net realized and unrealized gain (loss) on investments and futures	3.69	7.39	2.94	1.72

Total from investment operations	4.27	7.89	3.41	1.87

Less distributions:
Dividends from net investment income	(0.57)	(0.52)	(0.49)	(0.39)
Distributions from net realized gains	(0.44)	—	(0.01)	—

Total dividends and distributions	(1.01)	(0.52)	(0.50)	(0.39)

Net asset value, end of period	$35.46	$32.20	$24.83	$21.92

Total return (b)	13.28%	31.80%	15.54%	9.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$262,913	$212,945	$182,765	$155,594
Ratio of expenses to average net assets (a)	0.37%	0.37%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	1.70%	1.75%	1.95%	1.99%
Portfolio turnover rate^	4%	5%	5%	3%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	1.87%	5.84%	5.01%
Portfolio – Class IB Shares	1.88	5.74	4.88
Portfolio – Class K Shares***	2.09	N/A	6.05
S&P 500 Index	13.69	15.45	7.67
S&P Long-Only Merger Arbitrage Index†	1.18	4.17	6.17

†    In 2014, the S&P Long-Only Merger Arbitrage Index was added as a benchmark against which the Portfolio measures its performance. The Investment Manager believes the S&P Long-Only Merger Arbitrage Index reflects the market sectors in which the Portfolio invests.

**   Date of inception 6/8/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.88% for the year ended December 31, 2014. The Portfolio’s benchmarks, S&P 500 Index and S&P Long-Only Merger Arbitrage Index returned 13.69% and 1.18%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Hillshire Brands (the remaining piece of Sara Lee) was the subject of a bidding war that started with Pilgrim’s Pride and culminated with Tyson Foods as the winner.

•	Beam, Inc. was acquired by Suntory Holding.

•	DirecTV agreed to be bought by AT&T. Time Warner Cable is being bought by Comcast. Media General completed a merger with Lin Television.

What hurt performance during the year:

•

The largest tax inversion deal of the year — AbbVie/Shire — broke on political pressure from the U.S. Treasury. Shire, the acquisition target, fell sharply and spreads widened on virtually all deals, reflecting greater uncertainty in merger arbitrage as a whole.

•	Greater perceived risk in the merger arbitrage market caused merger spreads to widen, which created a short term challenge but an opportunity to reinvest at higher rates of return.

•	Truck maker Navistar declined.

Portfolio Positioning and Outlook

Global economic and political transition dynamics, and their potential impact on the world’s economy and markets have become more visible. The market is digesting China’s growth slowdown; Europe’s possible move to full scale quantitative easing (QE); and Putin’s land grab in Ukraine. Reduced consumption, increased unconventional production and a strategic decision by Saudi Arabia to maintain market share contributed to a further fall in the price of oil. The collapse helps the Eurozone, but is destroying Russian wealth via lower stock prices, lower ruble prices, and less investment in Russia. We believe the U.S. will benefit from the sharp decline in the price of crude. Every one cent decline in the price per gallon typically translates into approximately an extra billion dollars of consumer free cash flow.

The robust wave of global mergers, acquisitions, and financial engineering — spinoffs, split-ups, share buybacks and special dividends — has been a buttress for equity markets. We believe rising confidence, the low cost of capital, tax incentives and high levels of low yielding cash should continue to fuel deal activity.

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Consumer Discretionary	25.8%
Health Care	13.0
Financials	12.2
Information Technology	11.0
Consumer Staples	9.6
Materials	6.7
Utilities	6.5
Energy	6.0
Industrials	3.7
Telecommunication Services	3.4
Cash and Other	2.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$992.50	$6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.56	6.71
Class IB
Actual	1,000.00	991.71	6.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.56	6.70
Class K
Actual	1,000.00	993.19	5.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.82	5.44

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.32%, 1.32% and 1.07%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (25.8%)
Auto Components (6.4%)
Cooper Tire & Rubber Co.	125,000	$4,331,250
TRW Automotive Holdings Corp.*	130,000	13,370,500

		17,701,750

Diversified Consumer Services (0.0%)
Funespana S.A.*	2,000	17,715

Hotels, Restaurants & Leisure (2.1%)
Belmond Ltd., Class A*	20,000	247,400
Dover Motorsports, Inc.	80,216	209,364
Eldorado Resorts, Inc.*	67,860	274,833
International Game Technology	303,845	5,241,326

		5,972,923

Household Durables (0.6%)
Blyth, Inc.	16,000	146,400
Brookfield Residential Properties, Inc.*	2,000	48,120
Nobility Homes, Inc.*	8,000	86,000
Sony Corp. (ADR)	70,000	1,432,900

		1,713,420

Media (13.3%)
ACME Communications, Inc.*	38,000	1,900
AMC Networks, Inc., Class A*	10,000	637,700
Beasley Broadcast Group, Inc., Class A	48,102	245,801
Cablevision Systems Corp. – New York Group, Class A	100,000	2,064,000
Clear Channel Outdoor Holdings, Inc., Class A	250,000	2,647,500
Crown Media Holdings, Inc., Class A*	50,000	177,000
DIRECTV*	90,000	7,803,000
DISH Network Corp., Class A*	1,000	72,890
Interpublic Group of Cos., Inc.	260,000	5,400,200
Journal Communications, Inc., Class A*	120,000	1,371,600
Liberty Broadband Corp.*	500	24,978
Liberty Global plc*	45,186	2,207,050
Liberty Media Corp.*	2,000	70,300
Loral Space & Communications, Inc.*	4,000	314,840
Media General, Inc.*	232,636	3,892,000
Salem Communications Corp., Class A	23,000	179,860
Sky Deutschland AG*	181,700	1,482,398
Telenet Group Holding N.V.*	74,000	4,156,136
Time Warner Cable, Inc.	26,000	3,953,560
Time Warner, Inc.	5,000	427,100

		37,129,813

Multiline Retail (0.4%)
Family Dollar Stores, Inc.	13,500	1,069,335

Specialty Retail (3.0%)
GLENTEL, Inc.	5,000	108,410
Pep Boys-Manny, Moe & Jack*	125,049	1,227,981
PetSmart, Inc.	85,000	6,910,075

		8,246,466

Total Consumer Discretionary		71,851,422

Consumer Staples (9.6%)
Food & Staples Retailing (5.4%)
Pantry, Inc.*	118,000	$4,373,080
Safeway, Inc.	300,000	10,536,000

		14,909,080

Food Products (3.6%)
Chiquita Brands International, Inc. (b)*	400,700	5,794,122
GrainCorp Ltd., Class A	58,000	388,800
Nutreco N.V.	1,000	53,831
Parmalat S.p.A.	810,000	2,342,327
Tootsie Roll Industries, Inc.	45,050	1,380,783
Warrnambool Cheese & Butter Factory Co. Holding Ltd.*	20,000	128,994

		10,088,857

Personal Products (0.3%)
Avon Products, Inc.	94,000	882,660

Tobacco (0.3%)
Lorillard, Inc.	14,000	881,160

Total Consumer Staples		26,761,757

Energy (5.9%)
Energy Equipment & Services (3.1%)
Amec Foster Wheeler plc (ADR)	5,816	75,259
Baker Hughes, Inc.	1,500	84,105
Cameron International Corp.*	3,500	174,825
Dresser-Rand Group, Inc.*	102,000	8,343,600
Rowan Cos., plc, Class A	3,000	69,960

		8,747,749

Oil, Gas & Consumable Fuels (2.8%)
Alvopetro Energy Ltd.*	310,000	113,401
Anadarko Petroleum Corp.	2,000	165,000
Atlas Resource Partners LP	1	11
Gulf Coast Ultra Deep Royalty Trust*	350,000	444,500
Talisman Energy, Inc.	750,000	5,872,500
WesternZagros Resources Ltd.*	40,000	14,977
Whiting Petroleum Corp.*	36,000	1,188,000

		7,798,389

Total Energy		16,546,138

Financials (12.2%)
Banks (1.4%)
Bank of Kentucky Financial Corp.	28,000	1,351,560
First Niagara Financial Group, Inc.	55,000	463,650
Flushing Financial Corp.	56,000	1,135,120
Sterling Bancorp/Delaware	60,000	862,800

		3,813,130

Capital Markets (0.3%)
BKF Capital Group, Inc.*	12,000	17,400
Legg Mason, Inc.	5,000	266,850
SWS Group, Inc.*	80,000	552,800

		837,050

Diversified Financial Services (0.2%)
Investment AB Kinnevik, Class B	20,000	648,628

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Insurance (6.1%)
Aspen Insurance Holdings Ltd.	3,000	$131,310
National Interstate Corp.	98,000	2,920,400
Platinum Underwriters Holdings Ltd.	3,000	220,260
Protective Life Corp.	195,000	13,581,758
Schweizerische National-Versicherungs-Gesellschaft AG (Registered)	2,000	165,205

		17,018,933

Real Estate Investment Trusts (REITs) (3.6%)
American Realty Capital Healthcare Trust, Inc. (REIT)	500,000	5,950,000
Glimcher Realty Trust (REIT)	5,000	68,700
Ryman Hospitality Properties, Inc. (REIT)	75,000	3,955,500

		9,974,200

Real Estate Management & Development (0.0%)
GAGFAH S.A.*	3,000	67,124

Thrifts & Mortgage Finance (0.6%)
Hudson City Bancorp, Inc.	150,000	1,518,000

Total Financials		33,877,065

Health Care (13.0%)
Biotechnology (3.3%)
Ambit Biosciences, Corp. (b)*	20,000	12,000
Chelsea Therapeutics International Ltd. (b)*†	12,000	960
Cubist Pharmaceuticals, Inc.*	75,000	7,548,750
Dura Pharmaceuticals, Inc. (b)*	20,000	23,200
Grifols S.A. (ADR)	23,968	814,672
Prosensa Holding N.V.*	40,000	750,000
Q-Med AB (Preference) (b)(q)*†	263,700	—
Trius Therapeutics, Inc. (b)*	200,000	26,000

		9,175,582

Health Care Equipment & Supplies (4.0%)
Alere, Inc.*	4,000	152,000
American Medical Alert Corp. (b)*†	140,898	1,409
CareFusion Corp.*	9,207	546,343
Covidien plc	31,000	3,170,680
Exactech, Inc.*	10,000	235,700
ICU Medical, Inc.*	13,000	1,064,700
Smith & Nephew plc (ADR)	15,000	551,100
Volcano Corp.*	300,000	5,364,000

		11,085,932

Health Care Providers & Services (0.1%)
Chemed Corp.	2,000	211,340
Gentiva Health Services, Inc.*	4,000	76,200

		287,540

Health Care Technology (0.1%)
Advanced Computer Software Group plc	120,000	259,489

Life Sciences Tools & Services (1.8%)
Covance, Inc.*	42,000	4,361,280
Furiex Pharmaceuticals, Inc. (b)*†	7,700	75,229

Illumina, Inc.*	1,400	$258,412
WuXi PharmaTech Cayman, Inc. (ADR)*	9,000	303,030

		4,997,951

Pharmaceuticals (3.7%)
Adolor Corp. (b)*†	40,000	20,800
Allergan, Inc.	1,000	212,590
AstraZeneca plc (ADR)	18,000	1,266,840
Auxilium Pharmaceuticals, Inc.*	8,000	275,080
Avanir Pharmaceuticals, Inc.*	297,224	5,037,947
Omthera Pharmaceuticals, Inc. (b)*†	100	60
Shire plc (ADR)	16,000	3,400,640
Teva Pharmaceutical Industries Ltd. (b)*†	250,000	132,500

		10,346,457

Total Health Care		36,152,951

Industrials (3.7%)
Aerospace & Defense (0.1%)
Exelis, Inc.	10,000	175,300
Vectrus, Inc.*	555	15,207

		190,507

Air Freight & Logistics (0.2%)
Park-Ohio Holdings Corp.	2,500	157,575
TNT Express N.V.	81,180	539,348

		696,923

Building Products (0.4%)
Fortune Brands Home & Security, Inc.	18,000	814,860
Griffon Corp.	10,000	133,000
Sanitec Oyj*	2,000	24,821
Vicwest, Inc.	5,000	53,968

		1,026,649

Commercial Services & Supplies (0.0%)
United Envirotech Ltd.	10,000	12,099

Electrical Equipment (0.2%)
Eltek ASA	353,400	548,907

Machinery (1.7%)
CIRCOR International, Inc.	6,000	361,680
ITT Corp.	2,000	80,920
Navistar International Corp.*	75,000	2,511,000
Tennant Co.	1,000	72,170
Xylem, Inc.	41,000	1,560,870

		4,586,640

Road & Rail (0.7%)
Hertz Global Holdings, Inc.*	82,000	2,045,080

Trading Companies & Distributors (0.4%)
Kaman Corp.	30,000	1,202,700

Total Industrials		10,309,505

Information Technology (11.0%)
Communications Equipment (2.1%)
Riverbed Technology, Inc.*	280,000	5,714,800

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.0%)
Gerber Scientific, Inc. (Escrow Shares) (b)*†	320,000	$—
Viasystems Group, Inc.*	5,000	81,400

		81,400

Internet Software & Services (0.3%)
Digital River, Inc.*	33,000	816,090

IT Services (4.1%)
Blackhawk Network Holdings, Inc., Class B*	40,058	1,509,786
Sapient Corp.*	400,000	9,952,000

		11,461,786

Semiconductors & Semiconductor Equipment (4.3%)
International Rectifier Corp.*	300,000	11,970,000
OmniVision Technologies, Inc.*	1,500	39,000
Spansion, Inc., Class A*	1,000	34,220

		12,043,220

Software (0.1%)
Actuate Corp. (b)*	16,000	105,600
Covisint Corp.*	49,089	130,086

		235,686

Technology Hardware, Storage & Peripherals (0.1%)
Diebold, Inc.	6,000	207,840

Total Information Technology		30,560,822

Materials (6.7%)
Chemicals (5.1%)
Auriga Industries A/S, Class B*	10,000	499,618
Chemtura Corp.*	73,000	1,805,290
Ferro Corp.*	10,000	129,600
International Flavors & Fragrances, Inc.	10,000	1,013,600
Penford Corp.*	2,000	37,380
Rockwood Holdings, Inc.	12,000	945,600
Sigma-Aldrich Corp.	70,000	9,608,900

		14,039,988

Construction Materials (0.7%)
Vulcan Materials Co.	30,000	1,971,900

Containers & Packaging (0.3%)
Greif, Inc., Class A	1,500	70,845
Myers Industries, Inc.	48,000	844,800

		915,645

Metals & Mining (0.4%)
Agnico Eagle Mines Ltd.	6,090	151,595
AuRico Gold, Inc.	45,000	147,600
Camino Minerals Corp.*	400	34
Osisko Gold Royalties Ltd.	28,000	394,767
Pan American Silver Corp.	28,000	258,357
Yamana Gold, Inc.	25,000	100,921

		1,053,274

Paper & Forest Products (0.2%)
Ainsworth Lumber Co., Ltd.*	165,000	472,930

Total Materials		18,453,737

Telecommunication Services (3.4%)
Diversified Telecommunication Services (0.7%)
Asia Satellite Telecommunications Holdings Ltd.	65,000	$226,085
Cincinnati Bell, Inc.*	400,000	1,276,000
Koninklijke KPN N.V.	100,000	315,278

		1,817,363

Wireless Telecommunication Services (2.7%)
Leap Wireless International, Inc. (b)*	430,000	1,083,600
Millicom International Cellular S.A.	23,000	1,722,240
NII Holdings, Inc.*	400,000	7,400
Telephone & Data Systems, Inc.	20,000	505,000
T-Mobile US, Inc.*	70,000	1,885,800
U.S. Cellular Corp.*	60,000	2,389,800

		7,593,840

Total Telecommunication Services		9,411,203

Utilities (6.5%)
Electric Utilities (2.7%)
Cleco Corp.	65,000	3,545,100
Hawaiian Electric Industries, Inc.	2,000	66,960
Pepco Holdings, Inc.	120,000	3,231,600
PNM Resources, Inc.	22,000	651,860

		7,495,520

Gas Utilities (1.0%)
National Fuel Gas Co.	41,000	2,850,730

Multi-Utilities (0.6%)
GDF Suez S.A. (b)*†	3,801	—
Integrys Energy Group, Inc.	20,000	1,557,000

		1,557,000

Water Utilities (2.2%)
Severn Trent plc	200,000	6,200,959

Total Utilities		18,104,209

Total Common Stocks (97.8%) (Cost $258,715,756)		272,028,809

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15*	100	950

Total Consumer Discretionary		950

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	10,000	400

Health Care Equipment & Supplies (0.0%)
Wright Medical Group, Inc., expiring 3/1/19*	5,000	23,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Rights	Value (Note 1)

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49 (b)*†	10,000	$—

Total Health Care		24,300

Total Rights (0.0%) (Cost $—)		25,250

	Number of Warrants	Value (Note 1)

WARRANTS:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Kinder Morgan, Inc., expiring 5/25/17*	20,000	85,200

Total Energy		85,200

Materials (0.0%)
Metals & Mining (0.0%)
HudBay Minerals, Inc., expiring 7/20/18*	850	761

Total Materials		761

Total Warrants (0.1%) (Cost $887)		85,961

Total Investments (97.9%) (Cost $258,716,643)		272,140,020
Other Assets Less Liabilities (2.1%)		5,976,473

Net Assets (100%)		$278,116,493

*	Non-income producing.
†	Securities (totaling $230,958 or 0.1% of net assets) held at fair value by management.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a grater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	0.2%
Belgium	1.5
Bermuda	0.1
Canada	2.8
Cayman Islands	0.1
Denmark	0.2
Finland	0.0	#
France	0.0	#
Germany	0.5
Hong Kong	0.1
Ireland	2.4
Italy	0.8
Japan	0.5
Luxembourg	0.7
Netherlands	0.6
Norway	0.2
Singapore	0.0	#
Spain	0.3
Sweden	0.2
Switzerland	0.1
United Kingdom	3.8
United States	82.8
Cash and Other	2.1

	100.0%

#	Less than 0.05%

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$65,652,108	$6,199,314	$—	$71,851,422
Consumer Staples	23,847,805	2,913,952	—	26,761,757

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Energy	$16,546,138	$—	$—		$16,546,138
Financials	32,978,708	898,357	—		33,877,065
Health Care	35,601,304	320,689	230,958		36,152,951
Industrials	9,184,330	1,125,175	—		10,309,505
Information Technology	30,560,822	—	—	(b)	30,560,822
Materials	17,954,119	499,618	—		18,453,737
Telecommunication Services	7,786,240	1,624,963	—		9,411,203
Utilities	11,903,250	6,200,959	—	(b)	18,104,209
Rights
Consumer Discretionary	950	—	—		950
Health Care	24,300	—	—	(b)	24,300
Warrants
Energy	85,200	—	—		85,200
Materials	761	—	—		761

Total Assets	$252,126,035	$19,783,027	$230,958		$272,140,020

Total Liabilities	$—	$—	$—		$—

Total	$252,126,035	$19,783,027	$230,958		$272,140,020

(a)	Securities with a market value of $455,165 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign Exchange Contracts	$2,472	$2,472

^ The Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $0 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$562,959,251
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$485,261,684

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,956,440
Aggregate gross unrealized depreciation	(9,481,801)

Net unrealized appreciation	$12,474,639

Federal income tax cost of investments	$259,665,381

For the year ended December 31, 2014, the Portfolio incurred approximately $184,432 as brokerage commissions with Gabelli & Co., Inc. and $2,880 with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $258,716,643)	$272,140,020
Cash	6,563,313
Foreign cash (Cost $2,998)	2,978
Receivable for securities sold	636,707
Dividends, interest and other receivables	389,145
Receivable from Separate Accounts for Trust shares sold	18,158
Other assets	575

Total assets	279,750,896

LIABILITIES
Payable for securities purchased	984,248
Payable to Separate Accounts for Trust shares redeemed	318,237
Investment management fees payable	211,195
Distribution fees payable – Class IB	51,769
Administrative fees payable	23,703
Distribution fees payable – Class IA	2,765
Trustees’ fees payable	831
Accrued expenses	41,655

Total liabilities	1,634,403

NET ASSETS	$278,116,493

Net assets were comprised of:
Paid in capital	$264,722,230
Accumulated undistributed net investment income (loss)	7,032
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(27,037)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	13,414,268

Net assets	$278,116,493

Class IA
Net asset value, offering and redemption price per share, $12,972,997 / 1,001,819 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.95

Class IB
Net asset value, offering and redemption price per share, $245,516,315 / 19,044,822 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.89

Class K
Net asset value, offering and redemption price per share, $19,627,181 / 1,507,578 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $76,046 foreign withholding tax)	$3,072,300
Interest	41,312

Total income	3,113,612

EXPENSES
Investment management fees	2,561,738
Distribution fees – Class IB	634,451
Administrative fees	308,059
Custodian fees	66,500
Professional fees	39,330
Distribution fees – Class IA	30,335
Printing and mailing expenses	22,794
Trustees’ fees	7,259
Miscellaneous	21,514

Total expenses	3,691,980

NET INVESTMENT INCOME (LOSS)	(578,368)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	12,043,843
Foreign currency transactions	(69,955)

Net realized gain (loss)	11,973,888

Change in unrealized appreciation (depreciation) on:
Investments	(6,238,855)
Foreign currency translations	(20,053)

Net change in unrealized appreciation (depreciation)	(6,258,908)

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,714,980

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,136,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(578,368)	$193,220
Net realized gain (loss) on investments and foreign currency transactions	11,973,888	13,173,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,258,908)	15,320,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,136,612	28,686,845

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	—	(10,625)
Class IB	—	(245,520)
Class K	—	(55,140)

	—	(311,285)

Distributions from net realized capital gains
Class IA	(530,952)	(499,291)
Class IB	(10,008,574)	(12,645,835)
Class K	(783,898)	(785,270)

	(11,323,424)	(13,930,396)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(11,323,424)	(14,241,681)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 356,319 and 340,304 shares, respectively ]	4,728,536	4,500,656
Capital shares issued in reinvestment of dividends and distributions [ 41,283 and 38,797 shares, respectively ]	530,952	509,916
Capital shares repurchased [ (206,438) and (136,482) shares, respectively ]	(2,732,994)	(1,798,813)

Total Class IA transactions	2,526,494	3,211,759

Class IB
Capital shares sold [ 2,150,727 and 3,772,911 shares, respectively ]	28,437,376	49,551,195
Capital shares issued in reinvestment of dividends and distributions [ 781,420 and 984,889 shares, respectively ]	10,008,574	12,891,355
Capital shares repurchased [ (3,687,983) and (4,040,132) shares, respectively ]	(48,696,937)	(53,199,381)

Total Class IB transactions	(10,250,987)	9,243,169

Class K
Capital shares sold [ 371,289 and 832,453 shares, respectively ]	4,949,288	11,123,145
Capital shares issued in reinvestment of dividends and distributions [ 60,622 and 63,753 shares, respectively ]	783,898	840,410
Capital shares repurchased [ (231,277) and (490,906) shares, respectively ]	(3,078,329)	(6,672,389)

Total Class K transactions	2,654,857	5,291,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,069,636)	17,746,094

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,256,448)	32,191,258
NET ASSETS:
Beginning of year	289,372,941	257,181,683

End of year (a)	$278,116,493	$289,372,941

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$7,032	$(8,321)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013		2012	2011		2010
Net asset value, beginning of year	$13.25	$12.56		$12.20	$12.51		$11.68

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	—	# ##	(0.01)	0.08		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	1.36		0.65	0.12		1.20

Total from investment operations	0.24	1.36		0.64	0.20		1.15

Less distributions:
Dividends from net investment income	—	(0.01)		—	(0.05)		—
Distributions from net realized gains	(0.54)	(0.66)		(0.28)	(0.46)		(0.32)

Total dividends and distributions	(0.54)	(0.67)		(0.28)	(0.51)		(0.32)

Net asset value, end of year	$12.95	$13.25		$12.56	$12.20		$12.51

Total return	1.87%	10.93%		5.27%	1.67%		9.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,973	$10,742		$7,134	$6,088		$13,619
Ratio of expenses to average net assets:
After fees paid indirectly	1.31%	1.30%		1.31%	1.05%		1.02%
Before fees paid indirectly	1.31%	1.32%		1.32%	1.06	%(c)	1.05%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.20)%	0.03	%(aa)	(0.04)%	0.63%		(0.43)%
Before fees paid indirectly	(0.20)%	0.02	%(aa)	(0.05)%	0.62%		(0.45)%
Portfolio turnover rate^	224%	272%		285%	268%		326%

	Year Ended December 31,
Class IB	2014	2013		2012	2011		2010
Net asset value, beginning of year	$13.19	$12.51		$12.15	$12.46		$11.66

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.01	##	(0.01)	0.03		(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.27	1.34		0.65	0.14		1.20

Total from investment operations	0.24	1.35		0.64	0.17		1.12

Less distributions:
Dividends from net investment income	—	(0.01)		—	(0.02)		—
Distributions from net realized gains	(0.54)	(0.66)		(0.28)	(0.46)		(0.32)

Total dividends and distributions	(0.54)	(0.67)		(0.28)	(0.48)		(0.32)

Net asset value, end of year	$12.89	$13.19		$12.51	$12.15		$12.46

Total return	1.88%	10.89%		5.29%	1.41%		9.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$245,516	$261,266		$238,695	$246,611		$221,495
Ratio of expenses to average net assets:
After fees paid indirectly	1.31%	1.30%		1.31%	1.30%		1.28%
Before fees paid indirectly	1.31%	1.32%		1.32%	1.31%		1.30%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.22)%	0.06	%(bb)	(0.06)%	0.21%		(0.69)%
Before fees paid indirectly	(0.22)%	0.05	%(bb)	(0.07)%	0.20%		(0.71)%
Portfolio turnover rate^	224%	272%		285%	268%		326%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO MERGERS AND ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014	2013		2012
Net asset value, beginning of period	$13.29	$12.59		$12.20	$12.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.04	##	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.26	1.37		0.65	0.20

Total from investment operations	0.27	1.41		0.67	0.19

Less distributions:
Dividends from net investment income	—	(0.05)		—	(0.05)
Distributions from net realized gains	(0.54)	(0.66)		(0.28)	(0.42)

Total dividends and distributions	(0.54)	(0.71)		(0.28)	(0.47)

Net asset value, end of period	$13.02	$13.29		$12.59	$12.20

Total return (b)	2.09%	11.26%		5.52%	1.59%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,627	$17,365		$11,353	$10,977
Ratio of expenses to average net assets:
After fees paid indirectly (a)	1.06%	1.05%		1.06%	1.05%
Before fees paid indirectly (a)	1.06%	1.07%		1.07%	1.06%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.04%	0.27	%(cc)	0.19%	(0.28)%
Before fees paid indirectly (a)	0.04%	0.26	%(cc)	0.18%	(0.29)%
Portfolio turnover rate ^	224%	272%		285%	268%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.07), $(0.06) and $(0.03) for Class IA ,Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be (0.51)% for income after fees paid indirectly and (0.52)% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be (0.48)% for income after fees paid indirectly and (0.49)% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class K would be (0.27)% for income after fees paid indirectly and (0.28)% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	3.06%	16.80%	11.26%
Portfolio – Class IB Shares	3.06	16.68	11.14
Portfolio – Class K Shares***	3.32	N/A	20.41
Russell 2000® Value Index	4.22	14.26	6.89

**   Date of inception 7/13/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares which reflects the effect of 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.06% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Value Index, returned 4.22% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Merger and acquisition activity during 2014 was strong as Media General completed a merger with Lin Television.

•

Financial engineering was a catalyst in many of the Portfolio holdings, as Energizer announced a restructuring, E.W Scripps announced they would combine their broadcast and print operations with those of Journal Communications, and Madison Square Garden is evaluating a spin-off of its entertainment segment from its MSG Sports.

•	One of the top performers for the year, O’Reilly Automotive, reported strong sales as fundamentals in the aftermarket remain strong. Autonation was also a strong performer.

What hurt performance during the year:

•	The decline in oil and commodity prices hurt several holdings, including Barrick Gold, Kinross Gold, and National Fuel Gas.

•	Several small cap food stocks struggled. Dean Foods, Dunkin’ Brands Group, Flowers Foods and Maple Leaf Foods each fell based on specific company dynamics. Village and Weis Markets also declined.

•	A few media holdings saw some minor profit taking following strong performance in 2013.

Portfolio Positioning and Outlook

It is widely believed the Federal Reserve Board will raise interest rates in mid-2015. We believe increasing the Federal Funds target rate from a 0 to 25 basis point range to a 25 to 50 basis point range is appropriate and potentially bullish for U.S. financial assets. A rate increase is pro dollar and anti-inflationary in nature. Meanwhile, interest rates remain near record lows and economic momentum continues to build. We have had six consecutive years of economic growth with little inflation. The unemployment rate has fallen nearly in half, and the economy and stock market have made remarkable gains. The U.S. economy is moving forward and neither overseas weakness nor a timely Fed tightening is likely to change that, in our opinion.

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Industrials	27.7%
Consumer Discretionary	25.8
Materials	9.0
Consumer Staples	7.5
Utilities	7.2
Information Technology	6.7
Financials	6.3
Health Care	5.6
Energy	2.0
Telecommunication Services	1.7
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$993.69	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class IB
Actual	1,000.00	993.71	5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.77	5.49
Class K
Actual	1,000.00	994.95	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.22

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.08%, 1.08% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (25.8%)
Auto Components (5.2%)
BorgWarner, Inc.	260,000	$14,287,000
Brembo S.p.A.	404,000	13,539,383
Cooper Tire & Rubber Co.	205,000	7,103,250
Dana Holding Corp.	930,000	20,218,200
Federal-Mogul Holdings Corp.*	1,550,000	24,939,500
Gentex Corp.	130,000	4,696,900
Modine Manufacturing Co.*	650,058	8,840,789
SORL Auto Parts, Inc.*	100,096	369,354
Spartan Motors, Inc.	290,000	1,525,400
Standard Motor Products, Inc.	180,000	6,861,600
Stoneridge, Inc.*	294,000	3,780,840
Strattec Security Corp.	136,200	11,247,396
Superior Industries International, Inc.	725,000	14,347,750
Tenneco, Inc.*	438,000	24,795,180

		156,552,542

Automobiles (0.1%)
Thor Industries, Inc.	4,000	223,480
Winnebago Industries, Inc.	100,000	2,176,000

		2,399,480

Diversified Consumer Services (0.3%)
Ascent Capital Group, Inc., Class A*	95,000	5,028,350
Cambium Learning Group, Inc. (b)*	195,000	323,700
Corinthian Colleges, Inc.*	270,000	17,091
Universal Technical Institute, Inc.	398,000	3,916,320

		9,285,461

Hotels, Restaurants & Leisure (5.8%)
Belmond Ltd., Class A*	324,000	4,007,880
Biglari Holdings, Inc.*	51,500	20,574,765
Boyd Gaming Corp.*	1,355,000	17,316,900
Canterbury Park Holding Corp. (b)*‡	262,048	2,431,805
Cheesecake Factory, Inc.	574,228	28,889,411
Churchill Downs, Inc.	379,300	36,147,290
Cracker Barrel Old Country Store, Inc.	6,500	914,940
Denny’s Corp.*	365,000	3,763,150
Dover Downs Gaming & Entertainment, Inc.*	85,000	70,550
Dover Motorsports, Inc.	644,116	1,681,143
Dunkin’ Brands Group, Inc.	2,500	106,625
International Speedway Corp., Class A	125,000	3,956,250
Krispy Kreme Doughnuts, Inc.*	240,000	4,737,600
Lakes Entertainment, Inc.*	32,500	217,750
Las Vegas Sands Corp.	218,000	12,678,880
Marcus Corp.	648,014	11,994,739
Morgans Hotel Group Co.*	220,000	1,724,800
Nathan’s Famous, Inc.*	148,500	11,880,000
Penn National Gaming, Inc.*	25,000	343,250
Pinnacle Entertainment, Inc.*	380,000	8,455,000
Speedway Motorsports, Inc.	54,000	1,180,980
Wendy’s Co.	113,000	1,020,390

		174,094,098

Household Durables (1.5%)
Bassett Furniture Industries, Inc.	200,000	$3,902,000
Blyth, Inc.	110,000	1,006,500
Cavco Industries, Inc.*	156,500	12,405,755
Ethan Allen Interiors, Inc.	151,000	4,676,470
Harman International Industries, Inc.	77,000	8,216,670
La-Z-Boy, Inc.	420,000	11,272,800
Lennar Corp., Class A	6,000	268,860
Lennar Corp., Class B	65,000	2,347,150
Nobility Homes, Inc.*	95,954	1,031,505
Skyline Corp.*	197,900	801,495

		45,929,205

Internet & Catalog Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	708,000	5,833,920
Liberty TripAdvisor Holdings, Inc.*	24,000	645,600
Liberty Ventures*	24,000	905,280
Nutrisystem, Inc.	70,000	1,368,500

		8,753,300

Leisure Products (0.3%)
Brunswick Corp.	60,000	3,075,600
Marine Products Corp.	438,214	3,698,526
Universal Entertainment Corp.	75,000	1,119,039

		7,893,165

Media (6.2%)
ACME Communications, Inc.*	305,000	15,250
AMC Networks, Inc., Class A*	73,000	4,655,210
Beasley Broadcast Group, Inc., Class A‡	550,000	2,810,500
Cablevision Systems Corp. – New York Group, Class A	310,000	6,398,400
Carmike Cinemas, Inc.*	63,000	1,655,010
Clear Channel Outdoor Holdings, Inc., Class A	280,071	2,965,952
Crown Media Holdings, Inc., Class A*	400,000	1,416,000
Cumulus Media, Inc., Class A*	5	21
Discovery Communications, Inc., Class A*	11,000	378,950
Discovery Communications, Inc., Class C*	33,000	1,112,760
DISH Network Corp., Class A*	15,000	1,093,350
Emmis Communications Corp., Class A*	90,000	168,300
EW Scripps Co., Class A*	350,000	7,822,500
Global Sources Ltd.*	301,076	1,914,843
Gray Television, Inc.*	695,000	7,784,000
Grupo Televisa S.A.B. (ADR)*	110,000	3,746,600
Il Sole 24 Ore S.p.A.*	310,000	222,171
IMAX Corp.*	40,000	1,236,000
Interpublic Group of Cos., Inc.	890,000	18,485,300
Journal Communications, Inc., Class A*	1,325,000	15,144,750
Live Nation Entertainment, Inc.*	930,000	24,282,300

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Loral Space & Communications, Inc.*	10,000	$787,100
Madison Square Garden Co., Class A*	566,000	42,597,160
Media General, Inc.*	1,304,390	21,822,445
Meredith Corp.	60,000	3,259,200
Salem Communications Corp., Class A	660,000	5,161,200
Sinclair Broadcast Group, Inc., Class A	185,000	5,061,600
World Wrestling Entertainment, Inc., Class A	138,000	1,702,920

		183,699,792

Multiline Retail (0.2%)
Bon-Ton Stores, Inc.	650,097	4,817,219

Specialty Retail (5.6%)
Aaron’s, Inc.	280,000	8,559,600
AutoNation, Inc.*	423,000	25,553,430
Barnes & Noble, Inc.*	45,000	1,044,900
Bed Bath & Beyond, Inc.*	47,000	3,579,990
Big 5 Sporting Goods Corp.	367,000	5,369,210
Bowlin Travel Centers, Inc.*	76,000	112,480
Monro Muffler Brake, Inc.	60,000	3,468,000
Murphy USA, Inc.*	30,000	2,065,800
O’Reilly Automotive, Inc.*	201,500	38,812,930
Penske Automotive Group, Inc.	471,000	23,111,970
Pep Boys-Manny, Moe & Jack*	1,150,000	11,293,000
Pier 1 Imports, Inc.	880,000	13,552,000
Sally Beauty Holdings, Inc.*	510,000	15,677,400
Tractor Supply Co.	167,500	13,202,350
Winmark Corp.	4,000	347,680

		165,750,740

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	64,000	7,143,680
Movado Group, Inc.	63,000	1,787,310
Wolverine World Wide, Inc.	48,000	1,414,560

		10,345,550

Total Consumer Discretionary		769,520,552

Consumer Staples (7.5%)
Beverages (0.7%)
Boston Beer Co., Inc., Class A*	25,600	7,412,224
Brown-Forman Corp., Class A	45,000	3,949,200
Brown-Forman Corp., Class B	4,537	398,530
Cott Corp.	482,000	3,316,160
Crimson Wine Group Ltd.*	250,000	2,375,000
Davide Campari-Milano S.p.A.	350,000	2,172,784

		19,623,898

Food & Staples Retailing (2.3%)
Casey’s General Stores, Inc.	280,000	25,289,600
Ingles Markets, Inc., Class A‡	814,000	30,191,261
United Natural Foods, Inc.*	90,000	6,959,250
Village Super Market, Inc., Class A	101,364	2,774,333
Weis Markets, Inc.	66,500	3,180,030

		68,394,474

Food Products (3.4%)
Boulder Brands, Inc.*	600,029	$6,636,321
Diamond Foods, Inc.*	315,000	8,892,450
Farmer Bros Co.*	49,000	1,443,050
Flowers Foods, Inc.	60,000	1,151,400
Hain Celestial Group, Inc.*	366,000	21,334,140
Ingredion, Inc.	65,000	5,514,600
J&J Snack Foods Corp.	48,000	5,220,960
John B. Sanfilippo & Son, Inc.	20,000	910,000
Lifeway Foods, Inc.*	238,698	4,423,074
Maple Leaf Foods, Inc.	110,000	1,843,432
Post Holdings, Inc.*	206,600	8,654,474
Rock Field Co., Ltd.	200,000	3,253,665
Snyder’s-Lance, Inc.	621,449	18,985,267
Tootsie Roll Industries, Inc.	426,654	13,076,945
WhiteWave Foods Co.*	42,000	1,469,580

		102,809,358

Household Products (0.9%)
Church & Dwight Co., Inc.	70,000	5,516,700
Energizer Holdings, Inc.	30,000	3,856,800
Katy Industries, Inc.*‡	462,000	646,800
Oil-Dri Corp. of America‡	450,000	14,683,500
WD-40 Co.	42,000	3,573,360

		28,277,160

Personal Products (0.2%)
Elizabeth Arden, Inc.*	85,000	1,818,150
Revlon, Inc., Class A*	22,000	751,520
United-Guardian, Inc.	142,000	2,761,900

		5,331,570

Total Consumer Staples		224,436,460

Energy (2.0%)
Energy Equipment & Services (1.7%)
Key Energy Services, Inc.*	46,000	76,820
Oceaneering International, Inc.	120,000	7,057,200
Rowan Cos., plc, Class A	210,000	4,897,200
RPC, Inc.	2,440,000	31,817,600
Steel Excel, Inc.*	305,962	7,786,733

		51,635,553

Oil, Gas & Consumable Fuels (0.3%)
Black Ridge Oil and Gas, Inc.*	45,503	10,466
Clean Energy Fuels Corp.*	15,000	74,925
Navigator Holdings Ltd.*	22,000	463,320
ONEOK, Inc.	140,000	6,970,600

		7,519,311

Total Energy		59,154,864

Financials (6.3%)
Banks (1.5%)
BBCN Bancorp, Inc.	575,000	8,268,500
Boston Private Financial Holdings, Inc.	465,000	6,263,550
Fidelity Southern Corp.	29,614	477,082
First Niagara Financial Group, Inc.	710,000	5,985,300
FirstMerit Corp.	150,000	2,833,500
Flushing Financial Corp.	570,000	11,553,900

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hudson Valley Holding Corp.	120,000	$3,259,200
Sterling Bancorp/Delaware	515,000	7,405,700

		46,046,732

Capital Markets (2.5%)
BKF Capital Group, Inc.*	66,000	95,700
Calamos Asset Management, Inc., Class A	160,000	2,131,200
Charles Schwab Corp.	100,000	3,019,000
Cohen & Steers, Inc.	446,000	18,767,680
GAM Holding AG*	265,000	4,766,080
Janus Capital Group, Inc.	1,500,000	24,195,000
KKR & Co. L.P.	150,000	3,481,500
Legg Mason, Inc.	50,000	2,668,500
Medallion Financial Corp.	80,000	800,800
Pzena Investment Management, Inc., Class A	70,037	662,550
SWS Group, Inc.*	416,000	2,874,560
Waddell & Reed Financial, Inc., Class A	225,000	11,209,500
Wright Investors Service Holdings, Inc.*	265,000	447,850

		75,119,920

Insurance (0.2%)
Alleghany Corp.*	3,295	1,527,232
Argo Group International Holdings Ltd.	60,000	3,328,200

		4,855,432

Real Estate Investment Trusts (REITs) (1.3%)
Gaming and Leisure Properties, Inc. (REIT)	50,000	1,467,000
Gyrodyne Co. of America, Inc. (b)*†	449	449
Gyrodyne Co. of America, Inc. (b)*†	23,958	23,958
Gyrodyne Special Distribution LLC (b)*†	2,200	45,540
Ryman Hospitality Properties, Inc. (REIT)	700,020	36,919,055

		38,456,002

Real Estate Management & Development (0.8%)
Capital Properties, Inc., Class A (b)*	39,571	464,960
Griffin Land & Nurseries, Inc.‡	312,519	9,394,321
St. Joe Co.*	450,000	8,275,500
Tejon Ranch Co.*	220,033	6,482,172

		24,616,953

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	12,500	159,750
Crazy Woman Creek Bancorp, Inc.*	14,000	154,000

		313,750

Total Financials		189,408,789

Health Care (5.6%)
Biotechnology (0.4%)
Cepheid, Inc.*	203,000	10,990,420
Lexicon Pharmaceuticals, Inc.*	100,000	90,990

		11,081,410

Health Care Equipment & Supplies (3.2%)
Alere, Inc.*	10,000	$380,000
Align Technology, Inc.*	9,000	503,190
AngioDynamics, Inc.*	83,000	1,577,830
Biolase, Inc.*	91,461	240,542
Cantel Medical Corp.	183,000	7,916,580
CONMED Corp.	80,000	3,596,800
Cooper Cos., Inc.	27,000	4,376,430
Cutera, Inc.*	625,000	6,675,000
Cynosure, Inc., Class A*	10,000	274,200
DexCom, Inc.*	43,000	2,367,150
Exactech, Inc.*	280,000	6,599,600
Greatbatch, Inc.*	116,000	5,718,800
ICU Medical, Inc.*	43,000	3,521,700
Masimo Corp.*	133,000	3,503,220
Meridian Bioscience, Inc.	139,000	2,287,940
Neogen Corp.*	16,500	818,235
NuVasive, Inc.*	150,000	7,074,000
Orthofix International N.V.*	58,000	1,743,480
Quidel Corp.*	548,000	15,848,160
STERIS Corp.	113,000	7,328,050
SurModics, Inc.*	45,900	1,014,390
Syneron Medical Ltd.*	24,000	223,920
Vascular Solutions, Inc.*	205,000	5,567,800
Wright Medical Group, Inc.*	210,000	5,642,700

		94,799,717

Health Care Providers & Services (1.7%)
Bio-Reference Laboratories, Inc.*	30,000	963,900
Chemed Corp.	266,000	28,108,220
Gentiva Health Services, Inc.*	400,000	7,620,000
Henry Schein, Inc.*	10,000	1,361,500
MWI Veterinary Supply, Inc.*	29,000	4,927,390
Owens & Minor, Inc.	192,579	6,761,449
Patterson Cos., Inc.	55,000	2,645,500

		52,387,959

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	24,000	2,893,440

Pharmaceuticals (0.2%)
Allergan, Inc.	20,500	4,358,095
Heska Corp.*	52,000	942,760
Pain Therapeutics, Inc.*	85,000	172,550

		5,473,405

Total Health Care		166,635,931

Industrials (27.7%)
Aerospace & Defense (4.6%)
AAR Corp.	75,000	2,083,500
Astronics Corp.*	9,000	497,790
Astronics Corp., Class B*	12,000	667,200
Curtiss-Wright Corp.	813,000	57,389,669
Ducommun, Inc.*	69,320	1,752,409
GenCorp, Inc.*	1,620,049	29,646,897
HEICO Corp.	62,000	3,744,800
Innovative Solutions & Support, Inc.*	88,000	279,840
Moog, Inc., Class A*	59,500	4,404,785
Moog, Inc., Class B*	29,500	2,158,810

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Precision Castparts Corp.	96,600	$23,269,008
Textron, Inc.	287,000	12,085,570

		137,980,278

Air Freight & Logistics (1.0%)
Park-Ohio Holdings Corp.	472,000	29,750,160

Building Products (0.8%)
A.O. Smith Corp.	40,000	2,256,400
Fortune Brands Home & Security, Inc.	20,000	905,400
Griffon Corp.	1,445,000	19,218,500
Nortek, Inc.*	7,300	593,709

		22,974,009

Commercial Services & Supplies (3.1%)
ACCO Brands Corp.*	170,000	1,531,700
Brink’s Co.	565,000	13,791,650
Casella Waste Systems, Inc., Class A*	175,081	707,328
CECO Environmental Corp.	14,000	217,560
Covanta Holding Corp.	220,000	4,842,200
KAR Auction Services, Inc.	440,000	15,246,000
Kimball International, Inc., Class B	80,000	729,600
Loomis AB, Class B	335,000	9,710,834
Matthews International Corp., Class A	22,000	1,070,740
McGrath RentCorp	20,000	717,200
Republic Services, Inc.	390,000	15,697,500
Rollins, Inc.	650,000	21,515,000
Tyco International plc	133,000	5,833,380

		91,610,692

Construction & Engineering (0.3%)
Aegion Corp.*	70,000	1,302,700
Furmanite Corp.*	600,000	4,692,000
Layne Christensen Co.*	466,000	4,445,640

		10,440,340

Electrical Equipment (2.2%)
AMETEK, Inc.	393,000	20,683,590
AZZ, Inc.	25,000	1,173,000
Franklin Electric Co., Inc.	260,000	9,757,800
Global Power Equipment Group, Inc.	31,000	428,110
GrafTech International Ltd.*	1,936,000	9,796,160
Magnetek, Inc.*	111,000	4,512,150
Rockwell Automation, Inc.	104,000	11,564,800
SL Industries, Inc.*	177,000	6,903,000
Vicor Corp.*	180,000	2,178,000

		66,996,610

Industrial Conglomerates (0.3%)
Raven Industries, Inc.	50,000	1,250,000
Roper Industries, Inc.	40,000	6,254,000

		7,504,000

Machinery (11.3%)
Albany International Corp., Class A	58,000	2,203,420
American Railcar Industries, Inc.	5,000	257,500

Astec Industries, Inc.	312,500	$12,284,375
CIRCOR International, Inc.	516,500	31,134,620
CLARCOR, Inc.	184,000	12,261,760
CNH Industrial N.V.	2,675,000	21,560,500
Columbus McKinnon Corp.	8,000	224,320
Crane Co.	572,000	33,576,400
Donaldson Co., Inc.	223,000	8,614,490
Eastern Co.	81,958	1,405,580
Federal Signal Corp.	630,000	9,727,200
Flowserve Corp.	95,000	5,683,850
Gorman-Rupp Co.	352,000	11,306,240
Graco, Inc.	153,000	12,267,540
Greenbrier Cos., Inc.	280,000	15,044,400
IDEX Corp.	144,000	11,208,960
Interpump Group S.p.A.	280,000	3,931,588
Kennametal, Inc.	49,500	1,771,605
Key Technology, Inc.*	65,000	832,000
L.S. Starrett Co., Class A	215,000	4,284,950
Lincoln Electric Holdings, Inc.	113,000	7,807,170
Lindsay Corp.	65,000	5,573,100
Lydall, Inc.*	86,000	2,822,520
Middleby Corp.*	4,800	475,680
Mueller Industries, Inc.	750,000	25,605,000
Mueller Water Products, Inc., Class A	509,168	5,213,880
Navistar International Corp.*	780,000	26,114,400
Nordson Corp.	40,000	3,118,400
Standex International Corp.	62,000	4,790,120
Tennant Co.	304,000	21,939,680
Toro Co.	26,000	1,659,060
Trinity Industries, Inc.	104,000	2,913,040
Twin Disc, Inc.	97,022	1,926,857
Valmont Industries, Inc.	10,000	1,270,000
Watts Water Technologies, Inc., Class A	356,000	22,584,640
Woodward, Inc.	104,000	5,119,920

		338,514,765

Road & Rail (0.1%)
Providence and Worcester Railroad Co.	156,004	2,809,632

Trading Companies & Distributors (3.5%)
GATX Corp.	845,000	48,621,300
Kaman Corp.	932,000	37,363,880
Lawson Products, Inc.*	42,000	1,115,940
Rush Enterprises, Inc., Class B*	500,000	14,080,000
United Rentals, Inc.*	22,000	2,244,220

		103,425,340

Transportation Infrastructure (0.5%)
BBA Aviation plc	1,850,102	10,316,259
Macquarie Infrastructure Co. LLC	85,000	6,042,650

		16,358,909

Total Industrials		828,364,735

Information Technology (6.6%)
Communications Equipment (0.6%)
Bel Fuse, Inc., Class A‡	124,000	3,005,760
Communications Systems, Inc.	240,000	2,565,600
EchoStar Corp., Class A*	30,000	1,575,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Emulex Corp.*	145,000	$822,150
Ixia*	445,000	5,006,250
Plantronics, Inc.	44,000	2,332,880
Riverbed Technology, Inc.*	125,000	2,551,250
Sycamore Networks, Inc.*	300,000	111,000

		17,969,890

Electronic Equipment, Instruments & Components (2.0%)
Badger Meter, Inc.	55,000	3,264,250
Belden, Inc.	28,000	2,206,680
CTS Corp.	956,000	17,045,480
Daktronics, Inc.	125,000	1,563,750
Gerber Scientific, Inc. (Escrow Shares) (b)*†	490,000	—
Itron, Inc.*	87,000	3,679,230
Kimball Electronics, Inc.*	35,000	420,700
Littelfuse, Inc.	118,000	11,407,060
Mercury Systems, Inc.*	15,000	208,800
Methode Electronics, Inc.	1,000	36,510
MOCON, Inc.	20,000	356,800
Park Electrochemical Corp.	585,000	14,584,050
Rofin-Sinar Technologies, Inc.*	213,000	6,128,010
Trans-Lux Corp. (b)*	15,000	83,250

		60,984,570

Internet Software & Services (0.5%)
EarthLink Holdings Corp.	700,000	3,073,000
Gogo, Inc.*	192,000	3,173,760
Internap Corp.*	452,006	3,597,968
Pandora Media, Inc.*	20,000	356,600
Stamps.com, Inc.*	69,000	3,311,310

		13,512,638

IT Services (0.3%)
Alliance Data Systems Corp.*	25	7,151
Blackhawk Network Holdings, Inc., Class B*	100,000	3,769,000
Edgewater Technology, Inc.*‡	600,000	4,503,000
ModusLink Global Solutions, Inc.*	330,000	1,237,500

		9,516,651

Semiconductors & Semiconductor Equipment (0.6%)
Cypress Semiconductor Corp.*	852,000	12,166,560
Sevcon, Inc.*‡	543,500	4,146,905

		16,313,465

Software (1.0%)
FalconStor Software, Inc.*	400,000	536,000
Fortinet, Inc.*	30,000	919,800
Guidance Software, Inc.*	250,000	1,812,500
Mentor Graphics Corp.	106,000	2,323,520
Take-Two Interactive Software, Inc.*	240,000	6,727,200
TiVo, Inc.*	400,000	4,736,000
Tyler Technologies, Inc.*	128,000	14,008,320

		31,063,340

Technology Hardware, Storage & Peripherals (1.6%)
Diebold, Inc.	890,000	30,829,600
NCR Corp.*	365,000	10,636,100

Stratasys Ltd.*	67,000	$5,568,370
TransAct Technologies, Inc.	92,000	494,040

		47,528,110

Total Information Technology		196,888,664

Materials (9.0%)
Chemicals (6.2%)
Albemarle Corp.	23,500	1,413,055
Ashland, Inc.	67,000	8,023,920
Chemtura Corp.*	790,000	19,536,700
Core Molding Technologies, Inc.*	315,000	4,347,000
Cytec Industries, Inc.	12,000	554,040
Ferro Corp.*	2,355,000	30,520,800
FMC Corp.	20,000	1,140,600
H.B. Fuller Co.	270,000	12,023,100
Huntsman Corp.	250,000	5,695,000
Minerals Technologies, Inc.	166,000	11,528,700
NewMarket Corp.	29,000	11,702,370
Olin Corp.	125,000	2,846,250
OMNOVA Solutions, Inc.*	610,000	4,965,400
Quaker Chemical Corp.	5,000	460,200
Rockwood Holdings, Inc.	100,000	7,880,000
Scotts Miracle-Gro Co., Class A	83,000	5,172,560
Sensient Technologies Corp.	292,000	17,619,280
Tredegar Corp.	1,125,000	25,301,250
Zep, Inc.	864,494	13,097,084

		183,827,309

Containers & Packaging (1.3%)
Greif, Inc., Class A	140,000	6,612,200
Greif, Inc., Class B	5,000	246,300
Myers Industries, Inc.	1,500,000	26,400,000
Sonoco Products Co.	155,000	6,773,500

		40,032,000

Metals & Mining (1.1%)
Ampco-Pittsburgh Corp.	329,000	6,333,250
Barrick Gold Corp.	20,000	215,000
Century Aluminum Co.*	55,000	1,342,000
Dominion Diamond Corp.*	290,000	5,208,400
Haynes International, Inc.	36,000	1,746,000
Kinross Gold Corp.*	40,000	112,800
Lynas Corp., Ltd.*	300,000	16,640
Materion Corp.	482,000	16,980,860
Molycorp, Inc.*	38,000	33,463

		31,988,413

Paper & Forest Products (0.4%)
Louisiana-Pacific Corp.*	560,000	9,273,600
Wausau Paper Corp.	340,993	3,877,090

		13,150,690

Total Materials		268,998,412

Telecommunication Services (1.7%)
Diversified Telecommunication Services (1.1%)
Cable & Wireless Communications plc	16,000,000	12,283,115
Cincinnati Bell, Inc.*	5,000,000	15,950,000
Consolidated Communications Holdings, Inc.	35,000	974,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

New Ulm Telecom, Inc.	33,000	$240,900
Verizon Communications, Inc.	80,000	3,742,400

		33,190,465

Wireless Telecommunication Services (0.6%)
Leap Wireless International, Inc. (b)*	412,000	1,038,240
NII Holdings, Inc.*	190,000	3,515
Rogers Communications, Inc., Class B	200,000	7,772,000
Shenandoah Telecommunications Co.	84,000	2,625,000
U.S. Cellular Corp.*	100,000	3,983,000
VimpelCom Ltd. (ADR)	300,000	1,252,500

		16,674,255

Total Telecommunication Services		49,864,720

Utilities (7.2%)
Electric Utilities (3.5%)
El Paso Electric Co.	726,000	29,083,560
Empire District Electric Co.	69,000	2,052,060
Great Plains Energy, Inc.	445,000	12,642,450
Otter Tail Corp.	400,000	12,384,000
PNM Resources, Inc.	1,290,000	38,222,700
Westar Energy, Inc.	262,000	10,804,880

		105,189,650

Gas Utilities (1.7%)
Chesapeake Utilities Corp.	6,000	297,960
National Fuel Gas Co.	182,000	12,654,460
Northwest Natural Gas Co.	38,474	1,919,853
ONE Gas, Inc.	41,000	1,690,020
Southwest Gas Corp.	555,000	34,304,550

		50,866,843

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp.	240,000	3,304,800
Ormat Technologies, Inc.	86,000	2,337,480

		5,642,280

Multi-Utilities (1.5%)
Black Hills Corp.	430,000	22,807,200
NorthWestern Corp.	400,000	22,632,000

		45,439,200

Water Utilities (0.3%)
Cadiz, Inc.*	10,000	112,000
SJW Corp.	201,204	6,462,672
York Water Co.	50,000	1,160,500

		7,735,172

Total Utilities		214,873,145

Total Common Stocks (99.4%) (Cost $1,591,994,352)		2,968,146,272

CONVERTIBLE PREFERRED STOCK:
Information Technology (0.1%)
Semiconductors & Semiconductor Equipment (0.1%)
Sevcon, Inc. 0.000% (b)*	112,165	2,467,630

Total Convertible Preferred Stock (0.1%) (Cost $2,411,548)		2,467,630

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Real Estate Management & Development (0.0%)
Capital Properties, Inc. 5.000%, 12/31/22†	$44,820	$42,803

Total Financials		42,803

Total Corporate Bonds		42,803

Total Long-Term Debt Securities (0.0%) (Cost $44,820)		42,803

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Sanofi S.A., expiring 12/31/20* (Cost $393,750)	150,000	118,500

	Number of Warrants	Value (Note 1)
WARRANTS:
Financials (0.0%)
Real Estate Management & Development (0.0%)
Tejon Ranch Co., expiring 8/31/16* (Cost $—)	22,758	39,827

Total Investments (99.5%) (Cost $1,594,844,470)		2,970,815,032
Other Assets Less Liabilities (0.5%)		16,275,091

Net Assets (100%)		$2,987,090,123

*	Non-income producing.
†	Securities (totaling $112,750 or 0.0% of net assets) held at fair value by management.
‡	Affiliated company as defined under the Investment Company Act of 1940.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)
Beasley Broadcast Group, Inc., Class A	$4,723,340	$83,551	$9,539	$2,810,500	$98,486	$(8)
Bel Fuse, Inc., Class A	2,291,560	126,393	—	3,005,760	29,050	—
Canterbury Park Holding Corp.	2,422,014	308,826	—	2,431,805	—	—
Edgewater Technology, Inc.	4,124,100	72,000	—	4,503,000	—	—
Griffin Land & Nurseries, Inc.	10,350,037	69,981	—	9,394,321	62,504	—
Ingles Markets, Inc., Class A	21,913,737	150,237	27,843	30,191,261	536,861	171
Katy Industries, Inc.	189,420	—	—	646,800	—	—
Oil-Dri Corp. of America	17,065,840	—	21,708	14,683,500	351,380	7,891
Sevcon, Inc.	3,543,380	104,224	—	4,146,905	—	—

	$66,623,428	$915,212	$59,090	$71,813,852	$1,078,281	$8,054

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (c)	Total
Assets:
Common Stocks
Consumer Discretionary	$746,233,576	$23,286,976	$—	$769,520,552
Consumer Staples	215,601,311	8,835,149	—	224,436,460
Energy	51,368,131	7,786,733	—	59,154,864
Financials	174,015,931	15,322,911	69,947	189,408,789
Health Care	166,635,931	—	—	166,635,931
Industrials	775,549,832	52,814,903	—	828,364,735
Information Technology	189,184,949	7,703,715	—	196,888,664
Materials	264,388,472	4,609,940	—	268,998,412
Telecommunication Services	36,302,465	13,562,255	—	49,864,720
Utilities	214,873,145	—	—	214,873,145
Convertible Preferred Stocks
Information Technology	2,467,630	—	—	2,467,630
Corporate Bonds
Financials	—	—	42,803	42,803
Rights
Health Care	118,500	—	—	118,500
Warrants
Financials	—	39,827	—	39,827

Total Assets	$2,836,739,873	$133,962,409	$112,750	$2,970,815,032

Total Liabilities	$—	$—	$—	$—

Total	$2,836,739,873	$133,962,409	$112,750	$2,970,815,032

(a)	Securities with a market value of $16,168,542 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Securities with a market value of $20,648,594 transferred from Level 1 to Level 2 at the end of the period due to inactive trading.
(c)	A security with a market value of $42,803 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$126,839,497
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$243,883,741

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,449,906,338
Aggregate gross unrealized depreciation	(82,935,077)

Net unrealized appreciation	$1,366,971,261

Federal income tax cost of investments	$1,603,843,771

For the year ended December 31, 2014, the Portfolio incurred approximately $175,258 as brokerage commissions with Gabelli & Co., Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $46,760,087)	$71,813,852
Unaffiliated Issuers (Cost $1,548,084,383)	2,899,001,180
Cash	14,406,586
Foreign cash (Cost $3,073)	3,073
Dividends, interest and other receivables	2,696,505
Receivable for securities sold	2,128,515
Receivable from Separate Accounts for Trust shares sold	715,454
Other assets	7,571

Total assets	2,990,772,736

LIABILITIES
Investment management fees payable	1,767,583
Payable to Separate Accounts for Trust shares redeemed	854,289
Distribution fees payable – Class IB	463,927
Administrative fees payable	251,800
Payable for securities purchased	141,414
Distribution fees payable – Class IA	36,242
Trustees’ fees payable	4,286
Accrued expenses	163,072

Total liabilities	3,682,613

NET ASSETS	$2,987,090,123

Net assets were comprised of:
Paid in capital	$1,588,791,308
Accumulated undistributed net investment income (loss)	3,134,936
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	19,197,518
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,375,966,361

Net assets	$2,987,090,123

Class IA
Net asset value, offering and redemption price per share, $176,537,820 / 3,176,102 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.58

Class IB
Net asset value, offering and redemption price per share, $2,224,375,087 / 39,954,501 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.67

Class K
Net asset value, offering and redemption price per share, $586,177,216 / 10,546,089 shares outstanding (unlimited amount authorized: $0.01 par value)	$55.58

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($1,078,281 of dividend income received from affiliates) (net of $236,218 foreign withholding tax)	$37,642,891
Interest	34,887

Total income	37,677,778

EXPENSES
Investment management fees	21,314,671
Distribution fees – Class IB	5,555,200
Administrative fees	3,065,732
Distribution fees – Class IA	386,645
Printing and mailing expenses	227,433
Custodian fees	100,500
Professional fees	99,411
Trustees’ fees	77,422
Miscellaneous	76,371

Total expenses	30,903,385

NET INVESTMENT INCOME (LOSS)	6,774,393

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments ($8,054 of realized gain (loss) from affiliates)	116,298,372
Foreign currency transactions	(313,239)

Net realized gain (loss)	115,985,133

Change in unrealized appreciation (depreciation) on:
Investments ($4,334,302 of change in unrealized appreciation (depreciation) from affiliates)	(33,446,349)
Foreign currency translations	184,410

Net change in unrealized appreciation (depreciation)	(33,261,939)

NET REALIZED AND UNREALIZED GAIN (LOSS)	82,723,194

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,497,587

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,774,393	$5,209,840
Net realized gain (loss) on investments and foreign currency transactions	115,985,133	105,251,928
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(33,261,939)	789,288,211

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,497,587	899,749,979

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(352,276)	(189,703)
Class IB	(4,487,721)	(3,288,036)
Class K	(2,250,469)	(2,599,768)

	(7,090,466)	(6,077,507)

Distributions from net realized capital gains
Class IA	(5,775,705)	(5,658,195)
Class IB	(74,350,981)	(101,601,837)
Class K	(20,107,529)	(29,797,195)

	(100,234,215)	(137,057,227)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(107,324,681)	(143,134,734)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 931,222 and 1,032,272 shares, respectively ]	51,677,816	51,520,044
Capital shares issued in reinvestment of dividends and distributions [ 111,803 and 111,080 shares, respectively ]	6,127,981	5,847,898
Capital shares repurchased [ (333,217) and (331,452) shares, respectively ]	(18,497,229)	(16,459,786)

Total Class IA transactions	39,308,568	40,908,156

Class IB
Capital shares sold [ 2,704,629 and 4,448,574 shares, respectively ]	150,067,302	218,493,480
Capital shares issued in reinvestment of dividends and distributions [ 1,435,664 and 1,995,616 shares, respectively ]	78,838,702	104,889,873
Capital shares repurchased [ (5,681,261) and (5,394,986) shares, respectively ]	(314,491,791)	(270,423,228)

Total Class IB transactions	(85,585,787)	52,960,125

Class K
Capital shares sold [ 622,729 and 590,001 shares, respectively ]	34,088,391	29,479,571
Capital shares issued in reinvestment of dividends and distributions [ 407,775 and 616,036 shares, respectively ]	22,357,998	32,396,963
Capital shares repurchased [ (2,573,615) and (1,520,605) shares, respectively ]	(143,872,800)	(77,126,327)

Total Class K transactions	(87,426,411)	(15,249,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(133,703,630)	78,618,488

TOTAL INCREASE (DECREASE) IN NET ASSETS	(151,530,724)	835,233,733
NET ASSETS:
Beginning of year	3,138,620,847	2,303,387,114

End of year (a)	$2,987,090,123	$3,138,620,847

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$3,134,936	$2,961,379

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013		2012	2011	2010
Net asset value, beginning of year	$55.93		$42.21		$37.21	$39.03	$29.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	###	0.07	##	0.53	0.10	0.17
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.58		16.24		6.10	(1.38)	9.55

Total from investment operations	1.68		16.31		6.63	(1.28)	9.72

Less distributions:
Dividends from net investment income	(0.11)		(0.08)		(0.52)	(0.12)	(0.21)
Distributions from net realized gains	(1.92)		(2.51)		(1.11)	(0.42)	—

Total dividends and distributions	(2.03)		(2.59)		(1.63)	(0.54)	(0.21)

Net asset value, end of year	$55.58		$55.93		$42.21	$37.21	$39.03

Total return	3.06%		39.13%		17.86%	(3.25)%	32.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,538		$137,943		$69,839	$76,287	$443,177
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%		1.08%		1.10%	0.84%	0.85%
Before fees paid indirectly	1.08%		1.08%		1.10%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.26%	0.51%
Before fees paid indirectly	0.18	%(aaa)	0.13	%(aa)	1.30%**	0.25%	0.51%
Portfolio turnover rate^	4%		9%		9%	16%	17%

	Year Ended December 31,
Class IB	2014		2013		2012	2011	2010
Net asset value, beginning of year	$56.02		$42.28		$37.27	$39.09	$29.56

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	###	0.07	##	0.55	0.03	0.08
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.58		16.26		6.09	(1.40)	9.57

Total from investment operations	1.68		16.33		6.64	(1.37)	9.65

Less distributions:
Dividends from net investment income	(0.11)		(0.08)		(0.52)	(0.03)	(0.12)
Distributions from net realized gains	(1.92)		(2.51)		(1.11)	(0.42)	—

Total dividends and distributions	(2.03)		(2.59)		(1.63)	(0.45)	(0.12)

Net asset value, end of year	$55.67		$56.02		$42.28	$37.27	$39.09

Total return	3.06%		39.11%		17.86%	(3.48)%	32.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,224,375		$2,324,533		$1,709,969	$1,511,972	$1,615,608
Ratio of expenses to average net assets:
After fees paid indirectly	1.08%		1.08%		1.10%	1.09%	1.10%
Before fees paid indirectly	1.08%		1.08%		1.10%	1.10%	1.11%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.17	%(bbb)	0.14	%(bb)	1.37%**	0.09%	0.25%
Before fees paid indirectly	0.17	%(bbb)	0.13	%(bb)	1.37%**	0.09%	0.24%
Portfolio turnover rate^	4%		9%		9%	16%	17%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2014		2013		2012
Net asset value, beginning of period	$55.93		$42.21		$37.21	$34.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	###	0.19	##	0.68	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.59		16.26		6.06	3.17

Total from investment operations	1.82		16.45		6.74	3.25

Less distributions:
Dividends from net investment income	(0.25)		(0.22)		(0.63)	(0.12)
Distributions from net realized gains	(1.92)		(2.51)		(1.11)	(0.42)

Total dividends and distributions	(2.17)		(2.73)		(1.74)	(0.54)

Net asset value, end of period	$55.58		$55.93		$42.21	$37.21

Total return (b)	3.32%		39.47%		18.15%	9.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$586,177		$676,144		$523,579	$396,552
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.83%		0.83%		0.85%	0.85%
Before fees paid indirectly (a)	0.83%		0.83%		0.85%	0.85%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.42	%(ccc)	0.39	%(cc)	1.69%**	0.61%
Before fees paid indirectly (a)	0.42	%(ccc)	0.38	%(cc)	1.69%**	0.61%
Portfolio turnover rate^	4%		9%		9%	16%
*	Commencement of Operations.
**	During 2012, the Portfolio, received special dividends from a number of securities, three of which accounted for a 0.62% impact on the net investment income ratio.
##	Includes income resulting from special dividend. Without this dividend the per share income amounts would be $0.04, $0.04 and $0.16 for Class IA, Class IB and K, respectively.
###	Includes income resulting from a special dividend. Without this dividend the per share income amounts would be $0.07, $0.07 and $0.21 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.08% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.09% for income after fees paid indirectly and 0.08% before fees paid indirectly.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.34% for income after fees paid indirectly and 0.33% before fees paid indirectly.
(aaa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be 0.13% for income after fees paid indirectly and 0.13% before fees paid indirectly.
(bbb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be 0.12% for income after fees paid indirectly and 0.12% before fees paid indirectly.
(ccc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be 0.37% for income after fees paid indirectly and 0.37% before fees paid indirectly.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	First International Advisers, LLC

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares	0.83%	2.60%	3.53%
Portfolio – Class IB Shares	0.83	2.51	3.36
Portfolio – Class K Shares**	1.08	N/A	0.52
BofA Merrill Lynch Global Broad Market Index	1.29	2.85	N/A
** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.83% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merrill Lynch Global Broad Market Index, returned 1.29% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Generally yields fell during 2014 and the Portfolio benefitted most from its broad diversification to country allocation.

•	Currency was more volatile during the year but still added to value, largely through underweight allocations to euro and Japanese yen.

•	Duration was positive overall. The Portfolio was generally underweight the shorter maturity buckets while overweight the 4-10 year maturities, which added value.

•	Sector allocation was also positive, with the largest contributor being underweight mortgage backed securities.

What hurt performance during the year:

•	There was some negative country allocation from being underweight Core Europe. Malaysia detracted a little as did Russia.

•	The detractor in duration was being generally underweight the long end of the markets.

•

Even though Mexico as a country allocation was positive, within this, the longer dated bond detracted from value. There were also negative contributions from some of the investment grade and below investment grade corporate bonds.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	5.68
Weighted Average Coupon (%)	3.32
Weighted Average Modified Duration (Years)*	4.87
Weighted Average Rating**	A+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Government Securities	$239,799,605	69.4%
Financials	37,415,005	10.8
Consumer Staples	10,359,763	3.0
Consumer Discretionary	9,149,267	2.6
Energy	7,653,264	2.2
Industrials	7,387,785	2.1
Utilities	6,107,787	1.8
Health Care	5,823,192	1.7
Information Technology	5,462,443	1.6
Telecommunication Services	5,454,958	1.6
Materials	3,475,197	1.0
Cash and Other	7,591,501	2.2

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$975.84	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	975.77	4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	976.33	3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Australia (5.7%)
Australia & New Zealand Banking Group Ltd./New York
1.250%, 6/13/17		$250,000	$248,981
Australia Government Bond
5.500%, 4/21/23	AUD	1,930,000	1,907,390
3.250%, 4/21/25 (m)		15,570,000	13,196,793
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19		$94,000	110,491
2.875%, 2/24/22		94,000	93,881
Commonwealth Bank of Australia/New York
2.300%, 9/6/19		150,000	149,824
National Australia Bank Ltd.
2.000%, 11/12/20 (m)	EUR	300,000	392,506
New South Wales Treasury Corp.
5.000%, 8/20/24	AUD	1,600,000	1,515,539
Queensland Treasury Corp.
5.750%, 7/22/24 (b)(m)		1,089,000	1,079,512
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19		$150,000	189,364
Telstra Corp., Ltd.
3.750%, 5/16/22 (m)	EUR	151,000	218,612
Transurban Finance Co. Pty Ltd.
1.875%, 9/16/24		445,000	550,193
Westpac Banking Corp.
1.500%, 12/1/17		$100,000	99,726
4.625%, 6/1/18		38,000	40,918
2.250%, 1/17/19		100,000	100,728

Total Australia			19,894,458

Austria (0.0%)
Oesterreichische Kontrollbank AG
4.875%, 2/16/16		75,000	78,644

Belgium (0.1%)
Anheuser-Busch InBev N.V.
2.875%, 9/25/24 (m)	EUR	301,000	414,986

Bermuda (0.3%)
Bacardi Ltd.
2.750%, 7/3/23 (m)		380,000	507,985
Novartis Securities Investment Ltd.
5.125%, 2/10/19		$94,000	105,458
Ooredoo International Finance Ltd.
5.000%, 10/19/25 (b)(m)		200,000	216,000
Weatherford International Ltd.
5.500%, 2/15/16		47,000	48,602
9.625%, 3/1/19		56,000	65,932

Total Bermuda			943,977

Brazil (1.8%)
Brazil Notas do Tesouro Nacional Serie F
10.000%, 1/1/17	BRL	9,800,000	3,505,547
10.000%, 1/1/19		4,290,000	1,488,072
BRF S.A.
7.750%, 5/22/18§		1,700,000	553,194
Embraer S.A.
5.150%, 6/15/22		$28,000	29,260
Federative Republic of Brazil
8.000%, 1/15/18 (b)		211,944	231,019
5.875%, 1/15/19		167,000	185,955
2.625%, 1/5/23		200,000	183,000

Total Brazil			6,176,047

Canada (1.2%)
Agrium, Inc.
3.150%, 10/1/22		$19,000	$18,431
Bank of Montreal
2.375%, 1/25/19		150,000	151,066
Bank of Nova Scotia
2.900%, 3/29/16		113,000	115,919
2.050%, 10/30/18		150,000	150,105
Barrick Gold Corp.
6.950%, 4/1/19		150,000	170,529
Canadian Government Bond
1.625%, 2/27/19		150,000	150,362
Canadian National Railway Co.
5.550%, 5/15/18		95,000	106,472
Canadian Natural Resources Ltd.
5.700%, 5/15/17		38,000	41,360
Enbridge, Inc.
4.000%, 10/1/23		100,000	96,408
3.500%, 6/10/24		100,000	91,960
Export Development Canada
1.000%, 5/15/17		250,000	249,947
1.750%, 8/19/19		150,000	150,300
Goldcorp, Inc.
2.125%, 3/15/18		94,000	92,983
3.625%, 6/9/21		100,000	99,982
Husky Energy, Inc.
4.000%, 4/15/24		50,000	48,862
Hydro-Quebec
2.000%, 6/30/16		113,000	115,123
8.400%, 1/15/22		75,000	99,178
Potash Corp. of Saskatchewan, Inc.
3.250%, 12/1/17		207,000	215,431
Province of New Brunswick
2.750%, 6/15/18		38,000	39,375
Province of Ontario
4.750%, 1/19/16		75,000	78,308
2.000%, 9/27/18		250,000	252,653
Province of Quebec
2.625%, 2/13/23		94,000	93,945
Rogers Communications, Inc.
6.800%, 8/15/18		75,000	86,742
Royal Bank of Canada
2.625%, 12/15/15		150,000	152,734
1.450%, 9/9/16		100,000	100,657
1.200%, 1/23/17		150,000	149,828
1.250%, 6/16/17		200,000	199,210
Suncor Energy, Inc.
6.100%, 6/1/18		75,000	83,895
Teck Resources Ltd.
3.850%, 8/15/17		19,000	19,416
4.500%, 1/15/21		75,000	73,616
Thomson Reuters Corp.
1.300%, 2/23/17		250,000	248,364
Toronto-Dominion Bank
1.500%, 9/9/16		150,000	151,260
2.250%, 11/5/19		100,000	100,162
TransCanada PipeLines Ltd.
3.800%, 10/1/20		113,000	115,773

Total Canada			4,110,356

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Cayman Islands (0.4%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19§		$250,000	$245,580
Baidu, Inc.
2.750%, 6/9/19		200,000	198,766
Brakes Capital
7.125%, 12/15/18 (b)(m)	GBP	280,000	432,088
Noble Holding International Ltd.
4.625%, 3/1/21		$75,000	67,861
Seagate HDD Cayman
4.750%, 6/1/23		25,000	25,943
Transocean, Inc.
2.500%, 10/15/17		94,000	82,790
Vale Overseas Ltd.
6.250%, 1/11/16		188,000	195,407
4.375%, 1/11/22		38,000	36,241
XLIT Ltd.
6.375%, 11/15/24		100,000	117,552

Total Cayman Islands			1,402,228

Colombia (0.1%)
Ecopetrol S.A.
7.625%, 7/23/19		66,000	76,065
Republic of Colombia
7.375%, 3/18/19		150,000	176,250

Total Colombia			252,315

Czech Republic (0.1%)
EP Energy A/S
5.875%, 11/1/19 (m)	EUR	376,000	515,685

France (0.8%)
Autoroutes du Sud de la France S.A.
2.950%, 1/17/24 (m)		600,000	826,449
BNP Paribas S.A.
2.400%, 12/12/18		$100,000	100,952
5.000%, 1/15/21		131,000	147,849
BPCE S.A.
2.500%, 7/15/19		250,000	251,872
Casino Guichard Perrachon S.A.
4.726%, 5/26/21	EUR	300,000	438,916
Orange S.A.
2.750%, 9/14/16		$200,000	204,338
Sanofi S.A.
1.250%, 4/10/18		75,000	74,309
4.000%, 3/29/21		94,000	101,917
Total Capital International S.A.
2.125%, 1/10/19		100,000	100,365
2.750%, 6/19/21		200,000	200,144
2.700%, 1/25/23		113,000	109,096
Total Capital S.A.
4.450%, 6/24/20		75,000	82,169

Total France			2,638,376

Germany (1.3%)
Deutsche Bank AG/London
1.400%, 2/13/17		100,000	99,721
6.000%, 9/1/17		150,000	166,436
2.500%, 2/13/19		100,000	101,023
HP Pelzer Holding GmbH
7.500%, 7/15/21§	EUR	200,000	253,203

KfW
0.500%, 4/19/16		$376,000	$375,520
1.250%, 2/15/17		188,000	189,230
0.750%, 3/17/17		150,000	149,286
2.750%, 9/8/20		564,000	586,450
2.000%, 10/4/22		188,000	186,109
5.000%, 3/19/24	AUD	1,790,000	1,647,240
Landwirtschaftliche Rentenbank
2.125%, 7/15/16		$113,000	115,540
5.125%, 2/1/17		56,000	60,832
Volkswagen Leasing GmbH
2.625%, 1/15/24 (m)	EUR	500,000	684,719

Total Germany			4,615,309

Ireland (0.3%)
GE Capital UK Funding
5.125%, 5/24/23	GBP	200,000	367,312
4.125%, 9/13/23 (b)(m)		430,000	742,388

Total Ireland			1,109,700

Israel (0.1%)
B Communications Ltd.
7.375%, 2/15/21§		$200,000	210,500
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22		113,000	110,044

Total Israel			320,544

Italy (2.5%)
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	208,247
Italy Buoni Poliennali Del Tesoro
1.500%, 8/1/19	EUR	2,325,000	2,886,635
2.150%, 12/15/21		1,775,000	2,252,655
3.750%, 9/1/24		1,895,000	2,678,528
Marcolin S.p.A.
8.500%, 11/15/19 (m)		200,000	245,362
Republic of Italy
4.750%, 1/25/16		$100,000	103,966
5.250%, 9/20/16		244,000	260,096

Total Italy			8,635,489

Japan (0.2%)
Japan Bank for International Cooperation
2.500%, 1/21/16		200,000	204,099
2.500%, 5/18/16		100,000	102,477
Nomura Holdings, Inc.
6.700%, 3/4/20		94,000	111,773
ORIX Corp.
5.000%, 1/12/16		47,000	48,694
Sumitomo Mitsui Banking Corp.
2.450%, 1/10/19		250,000	250,762

Total Japan			717,805

Luxembourg (0.7%)
Actavis Funding SCS
2.450%, 6/15/19		250,000	245,808
Altice S.A.
7.250%, 5/15/22§	EUR	120,000	147,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Befesa Zinc S.A.U. Via Zinc Capital S.A.
8.875%, 5/15/18 (m)	EUR	225,000	$285,901
Covidien International Finance S.A.
6.000%, 10/15/17		$94,000	105,318
Gestamp Funding Luxembourg S.A.
5.875%, 5/31/20 (m)	EUR	215,000	275,120
HeidelbergCement Finance Luxembourg S.A.
8.500%, 10/31/19 (m)		135,000	215,304
Pentair Finance S.A.
2.650%, 12/1/19		$94,000	92,705
Petrobras International Finance Co. S.A.
3.875%, 1/27/16		94,000	91,986
7.875%, 3/15/19		169,000	175,743
5.750%, 1/20/20		481,000	463,973
5.375%, 1/27/21		231,000	213,559
Tyco Electronics Group S.A.
6.550%, 10/1/17		75,000	84,401

Total Luxembourg			2,397,202

Mexico (2.2%)
America Movil S.A.B. de C.V.
5.000%, 3/30/20		113,000	124,752
3.000%, 7/12/21	EUR	526,000	710,662
Petroleos Mexicanos
5.750%, 3/1/18		$157,000	169,560
3.125%, 1/23/19		150,000	150,375
3.500%, 1/30/23		94,000	89,770
4.875%, 1/18/24		100,000	104,250
United Mexican States
5.125%, 1/15/20		150,000	165,525
3.500%, 1/21/21		50,000	51,000
4.000%, 10/2/23		150,000	157,500
10.000%, 12/5/24	MXN	67,660,000	6,023,682

Total Mexico			7,747,076

Netherlands (1.1%)
ASML Holding N.V.
3.375%, 9/19/23 (m)	EUR	450,000	630,577
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.875%, 2/8/22		$188,000	199,978
4.625%, 12/1/23		250,000	263,835
Gas Natural Fenosa Finance B.V.
3.875%, 4/11/22 (m)	EUR	100,000	143,226
2.875%, 3/11/24 (m)		500,000	679,322
Grupo Isolux Corsan Finance B.V.
6.625%, 4/15/21§		200,000	208,129
Koninklijke Philips N.V.
3.750%, 3/15/22		$94,000	97,404
LyondellBasell Industries N.V.
6.000%, 11/15/21		200,000	230,565
MDC-GMTN B.V.
5.500%, 4/20/21 (m)		319,000	365,255
Petrobras Global Finance B.V.
4.875%, 3/17/20		100,000	92,560
PortAventura Entertainment Barcelona B.V.
7.250%, 12/1/20 (m)	EUR	200,000	248,665
Schaeffler Finance B.V.
3.500%, 5/15/22 (b)(m)		350,000	430,400

Shell International Finance B.V.
4.300%, 9/22/19		$188,000	$204,551
3.400%, 8/12/23		50,000	51,366

Total Netherlands			3,845,833

New Zealand (1.9%)
New Zealand Government Bond
5.500%, 4/15/23 (m)	NZD	7,525,000	6,631,199

Norway (1.6%)
Lock A/S
7.000%, 8/15/21§	EUR	300,000	375,176
Norwegian Government Bond
4.500%, 5/22/19	NOK	6,175,000	952,224
3.750%, 5/25/21		19,400,000	2,999,465
2.000%, 5/24/23		5,500,000	769,579
Statoil ASA
3.125%, 8/17/17		$38,000	39,589
5.250%, 4/15/19		94,000	105,792
3.700%, 3/1/24		200,000	208,381

Total Norway			5,450,206

Peru (0.0%)
Republic of Peru
7.125%, 3/30/19		77,000	91,053

Philippines (0.1%)
Republic of Philippines
6.500%, 1/20/20		188,000	225,365

Poland (1.9%)
Republic of Poland
6.375%, 7/15/19		225,000	263,700
5.000%, 3/23/22		38,000	42,629
4.000%, 10/25/23	PLN	19,700,000	6,263,339
4.000%, 1/22/24		$100,000	106,125

Total Poland			6,675,793

South Africa (1.1%)
Republic of South Africa
5.500%, 3/9/20		200,000	218,500
7.750%, 2/28/23	ZAR	42,100,000	3,630,164

Total South Africa			3,848,664

South Korea (2.0%)
Export-Import Bank of Korea
2.875%, 9/17/18		$250,000	256,169
Korea Development Bank
3.250%, 3/9/16		150,000	153,595
Republic of Korea
2.750%, 3/10/18	KRW	2,115,000,000	1,952,500
5.250%, 3/10/27		3,920,000,000	4,510,773

Total South Korea			6,873,037

Spain (3.6%)
Spain Government Bond
2.750%, 10/31/24 (b)(m)	EUR	8,625,000	11,520,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Telefonica Emisiones S.A.U.
6.421%, 6/20/16		$113,000	$120,789
5.597%, 3/12/20 (b)(m)	GBP	400,000	711,629
5.462%, 2/16/21		$94,000	104,848

Total Spain			12,457,483

Supranational (1.3%)
Asian Development Bank
1.750%, 9/11/18		100,000	100,873
EUROFIMA
6.250%, 12/28/18 (m)	AUD	750,000	689,029
European Bank for Reconstruction & Development
1.625%, 11/15/18		$200,000	199,952
European Investment Bank
4.875%, 2/16/16		113,000	118,476
0.625%, 4/15/16		250,000	250,240
5.125%, 9/13/16		75,000	80,547
1.125%, 12/15/16		250,000	251,347
0.875%, 4/18/17		250,000	249,407
1.000%, 8/17/17		350,000	348,990
1.000%, 12/15/17		376,000	373,380
Inter-American Development Bank
5.125%, 9/13/16		197,000	211,562
3.875%, 2/14/20		94,000	103,208
International Bank for Reconstruction & Development
2.125%, 3/15/16		188,000	191,690
0.500%, 5/16/16		250,000	249,761
2.125%, 2/13/23		131,000	129,755
International Finance Corp.
0.625%, 12/21/17		376,000	368,867
1.250%, 7/16/18		150,000	148,826
Nordic Investment Bank
0.750%, 1/17/18		376,000	369,742

Total Supranational			4,435,652

Sweden (0.9%)
Nordea Hypotek AB
2.250%, 6/19/19	SEK	12,800,000	1,752,987
Stadshypotek AB
2.500%, 9/18/19		5,000,000	693,483
Svensk Exportkredit AB
1.875%, 6/17/19		$250,000	250,888
Svenska Handelsbanken AB
2.250%, 6/17/19		250,000	250,420
Telefonaktiebolaget LM Ericsson
4.125%, 5/15/22		56,000	58,800

Total Sweden			3,006,578

Switzerland (0.2%)
Credit Suisse AG/New York
4.375%, 8/5/20		250,000	270,198
UBS AG/Connecticut
5.875%, 7/15/16		100,000	106,883
2.375%, 8/14/19		250,000	250,057

Total Switzerland			627,138

Thailand (1.2%)
Thailand Government Bond
3.875%, 6/13/19	THB	125,000,000	4,038,959

Turkey (1.2%)
Republic of Turkey
6.750%, 4/3/18		$338,000	$377,715
3.250%, 3/23/23		200,000	189,750
9.000%, 7/24/24	TRY	7,525,000	3,461,845

Total Turkey			4,029,310

United Kingdom (6.2%)
AA Bond Co., Ltd.
4.249%, 7/31/20 (b)(m)	GBP	400,000	655,805
Abbey National Treasury Services plc/London
2.350%, 9/10/19		$150,000	150,116
AstraZeneca plc
5.900%, 9/15/17		75,000	83,997
Barclays Bank plc
5.140%, 10/14/20		131,000	142,103
Barclays plc
2.750%, 11/8/19		250,000	249,596
BAT International Finance plc
2.750%, 3/25/25 (m)	EUR	370,000	505,811
BP Capital Markets plc
3.200%, 3/11/16		$150,000	154,009
2.237%, 5/10/19		150,000	149,054
2.521%, 1/15/20		50,000	49,472
4.500%, 10/1/20		38,000	40,944
3.245%, 5/6/22		75,000	73,713
British Telecommunications plc
5.950%, 1/15/18		100,000	111,500
Diageo Capital plc
5.500%, 9/30/16		113,000	121,546
EnQuest plc
7.000%, 4/15/22§		200,000	119,000
Ensco plc
3.250%, 3/15/16		19,000	19,351
Firstgroup plc
5.250%, 11/29/22 (b)(m)	GBP	400,000	682,185
GHD Bondco plc
7.000%, 4/15/20 (b)(m)		300,000	399,828
GlaxoSmithKline Capital plc
1.500%, 5/8/17		$75,000	75,298
Heathrow Funding Ltd.
1.875%, 5/23/22 (m)	EUR	200,000	255,804
HSBC Holdings plc
5.100%, 4/5/21		$150,000	170,210
Imperial Tobacco Finance plc
2.250%, 2/26/21 (m)	EUR	600,000	770,671
Jaguar Land Rover Automotive plc
8.250%, 3/15/20 (m)	GBP	169,000	290,073
5.000%, 2/15/22 (b)(m)		150,000	246,648
Lloyds Bank plc
2.300%, 11/27/18		$200,000	201,288
R&R Ice Cream plc
5.500%, 5/15/20 (b)(m)	GBP	300,000	452,430
Rio Tinto Finance USA plc
3.500%, 3/22/22		$113,000	113,218
Royal Bank of Scotland Group plc
1.875%, 3/31/17		100,000	99,859
Royal Bank of Scotland plc
5.625%, 8/24/20		94,000	107,202
Sky plc
3.125%, 11/26/22§		150,000	147,855

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

TES Finance plc
6.750%, 7/15/20 (b)(m)	GBP	300,000	$440,694
Tesco plc
6.125%, 2/24/22		355,000	602,206
Twinkle Pizza plc
6.625%, 8/1/21 (b)(m)		250,000	397,174
United Kingdom Gilt
1.750%, 7/22/19 (b)(m)		1,650,000	2,634,395
3.750%, 9/7/21 (b)(m)		1,535,000	2,742,043
2.750%, 9/7/24 (m)		2,660,000	4,495,415
4.750%, 12/7/30 (b)(m)		650,000	1,358,868
3.250%, 1/22/44 (b)(m)		800,000	1,422,945
United Utilities Water Ltd.
5.750%, 3/25/22		250,000	465,881
Vodafone Group plc
5.450%, 6/10/19		$113,000	126,781
2.950%, 2/19/23		94,000	90,797
WPP Finance 2010
3.750%, 9/19/24		50,000	50,234

Total United Kingdom			21,466,019

United States (55.7%)
21st Century Fox America, Inc.
5.650%, 8/15/20		56,000	64,164
ABB Finance USA, Inc.
2.875%, 5/8/22		94,000	94,088
AbbVie, Inc.
2.000%, 11/6/18		131,000	129,926
2.900%, 11/6/22		131,000	128,931
ACE INA Holdings, Inc.
3.350%, 5/15/24		100,000	101,450
Actavis, Inc.
3.250%, 10/1/22		75,000	73,406
Aetna, Inc.
2.200%, 3/15/19		250,000	247,679
Aflac, Inc.
2.650%, 2/15/17		150,000	154,109
Agilent Technologies, Inc.
3.875%, 7/15/23		56,000	56,101
Air Lease Corp.
5.625%, 4/1/17 (b)		50,000	53,750
Allstate Corp.
3.150%, 6/15/23		94,000	94,237
Altria Group, Inc.
9.700%, 11/10/18		13,000	16,518
9.250%, 8/6/19		42,000	53,942
2.950%, 5/2/23		94,000	91,054
4.000%, 1/31/24		100,000	104,064
Amazon.com, Inc.
2.600%, 12/5/19		100,000	100,969
3.300%, 12/5/21		100,000	101,470
American Electric Power Co., Inc.
1.650%, 12/15/17		100,000	100,029
American Express Co.
7.000%, 3/19/18		103,000	119,052
2.650%, 12/2/22		203,000	199,292
American Express Credit Corp.
1.125%, 6/5/17		200,000	199,289
American Honda Finance Corp.
1.125%, 10/7/16		250,000	250,572

American International Group, Inc.
5.850%, 1/16/18		$94,000	$105,287
4.875%, 6/1/22		150,000	168,594
American Tower Corp.
5.050%, 9/1/20		113,000	122,302
5.000%, 2/15/24		100,000	105,791
Ameriprise Financial, Inc.
5.300%, 3/15/20		94,000	106,485
4.000%, 10/15/23		100,000	105,799
Amgen, Inc.
2.300%, 6/15/16		19,000	19,261
3.450%, 10/1/20		188,000	195,772
3.625%, 5/15/22		56,000	57,839
Amphenol Corp.
2.550%, 1/30/19		75,000	75,492
Anheuser-Busch Cos. LLC
5.000%, 3/1/19		38,000	42,190
Anheuser-Busch InBev Finance, Inc.
1.125%, 1/27/17		100,000	100,001
1.250%, 1/17/18		150,000	148,115
2.150%, 2/1/19		250,000	250,732
2.625%, 1/17/23		94,000	91,314
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 2/15/21		47,000	51,468
Anthem, Inc.
2.300%, 7/15/18		250,000	250,483
2.250%, 8/15/19		100,000	98,925
Aon Corp.
5.000%, 9/30/20		113,000	126,152
Apache Corp.
5.625%, 1/15/17		85,000	91,565
Apple, Inc.
1.000%, 5/3/18		94,000	92,339
2.100%, 5/6/19		150,000	151,313
2.850%, 5/6/21		250,000	255,503
Applied Materials, Inc.
4.300%, 6/15/21		75,000	81,681
Associates Corp. of North America
6.950%, 11/1/18		38,000	44,478
AT&T, Inc.
5.500%, 2/1/18		64,000	70,672
5.800%, 2/15/19		188,000	213,875
3.875%, 8/15/21		113,000	118,087
2.625%, 12/1/22		94,000	89,591
Atmos Energy Corp.
8.500%, 3/15/19		56,000	69,789
Autodesk, Inc.
1.950%, 12/15/17		28,000	28,047
AutoZone, Inc.
4.000%, 11/15/20		94,000	99,381
AvalonBay Communities, Inc.
3.625%, 10/1/20		100,000	103,994
Baltimore Gas & Electric Co.
5.900%, 10/1/16		94,000	101,920
Bank of America Corp.
5.250%, 12/1/15		38,000	39,375
1.250%, 1/11/16		188,000	188,235
3.750%, 7/12/16		55,000	57,013
5.625%, 10/14/16		115,000	123,410
5.700%, 5/2/17		250,000	270,220
5.650%, 5/1/18		390,000	433,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

2.600%, 1/15/19	$200,000	$201,428
2.650%, 4/1/19	100,000	100,725
7.625%, 6/1/19	190,000	231,021
5.625%, 7/1/20	190,000	216,322
4.125%, 1/22/24	100,000	105,114
4.200%, 8/26/24	100,000	101,541
Bank of New York Mellon Corp.
4.150%, 2/1/21	113,000	122,685
Baxter International, Inc.
5.375%, 6/1/18	113,000	125,284
BB&T Corp.
3.200%, 3/15/16	188,000	192,633
2.250%, 2/1/19	100,000	100,362
2.450%, 1/15/20	100,000	99,615
Beam Suntory, Inc.
5.375%, 1/15/16	27,000	28,205
Bear Stearns Cos. LLC
4.650%, 7/2/18	75,000	80,812
Becton Dickinson and Co.
1.800%, 12/15/17	100,000	99,967
2.675%, 12/15/19	150,000	151,381
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	56,000	62,763
2.000%, 11/15/18	130,000	129,542
2.400%, 2/1/20§	150,000	148,935
Berkshire Hathaway Finance Corp.
3.000%, 5/15/22	94,000	95,229
Boeing Capital Corp.
2.900%, 8/15/18	94,000	97,927
Boston Properties LP
5.625%, 11/15/20	100,000	114,035
Boston Scientific Corp.
2.650%, 10/1/18	100,000	99,928
Bristol-Myers Squibb Co.
1.750%, 3/1/19	100,000	99,236
2.000%, 8/1/22	94,000	88,384
Bunge Ltd. Finance Corp.
4.100%, 3/15/16	150,000	154,885
Burlington Northern Santa Fe LLC
5.750%, 3/15/18	75,000	84,065
3.050%, 3/15/22	94,000	94,469
3.750%, 4/1/24	25,000	26,185
CA, Inc.
2.875%, 8/15/18	100,000	101,523
Capital One Bank USA N.A.
3.375%, 2/15/23	300,000	297,555
Cardinal Health, Inc.
3.200%, 6/15/22	75,000	75,159
Caterpillar Financial Services Corp.
5.500%, 3/15/16	75,000	79,236
1.350%, 9/6/16	100,000	100,671
7.150%, 2/15/19	60,000	71,899
2.100%, 6/9/19	250,000	250,467
Caterpillar, Inc.
2.600%, 6/26/22	56,000	55,375
CBS Corp.
5.750%, 4/15/20	94,000	107,091
Celgene Corp.
3.950%, 10/15/20	19,000	20,069
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	65,000	71,555

CF Industries, Inc.
7.125%, 5/1/20	$56,000	$66,703
Charles Schwab Corp.
3.225%, 9/1/22	188,000	190,395
Chevron Corp.
2.193%, 11/15/19	285,000	286,226
3.191%, 6/24/23	75,000	76,416
Chubb Corp.
6.375%, 3/29/67 (l)	38,000	40,660
Cigna Corp.
4.500%, 3/15/21	94,000	102,676
Cintas Corp. No. 2
2.850%, 6/1/16	113,000	115,718
Cisco Systems, Inc.
4.450%, 1/15/20	188,000	206,151
3.625%, 3/4/24	100,000	104,505
Citigroup, Inc.
1.300%, 4/1/16	188,000	188,274
5.850%, 8/2/16	100,000	107,046
1.750%, 5/1/18	94,000	93,139
8.500%, 5/22/19	188,000	234,275
5.375%, 8/9/20	38,000	43,502
3.875%, 10/25/23	100,000	103,761
3.750%, 6/16/24	200,000	204,296
Clorox Co.
3.500%, 12/15/24	100,000	100,253
CNA Financial Corp.
5.875%, 8/15/20	56,000	63,698
Coca-Cola Co.
1.800%, 9/1/16	75,000	76,276
3.150%, 11/15/20	169,000	176,351
3.200%, 11/1/23	100,000	102,644
Colgate-Palmolive Co.
1.500%, 11/1/18	100,000	99,556
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	38,000	54,620
Comcast Corp.
6.500%, 1/15/17	75,000	82,817
5.150%, 3/1/20	94,000	105,983
Commonwealth Edison Co.
3.400%, 9/1/21	150,000	155,952
Commonwealth of Massachusetts, General Obligation Bonds, Series 2010E
4.200%, 12/1/21	95,000	104,258
ConAgra Foods, Inc.
3.200%, 1/25/23	68,000	66,486
Connecticut Light & Power Co.
2.500%, 1/15/23	94,000	91,948
ConocoPhillips Co.
2.875%, 11/15/21	80,000	80,149
2.400%, 12/15/22	94,000	89,101
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	131,000	148,511
Consumers Energy Co.
6.700%, 9/15/19	94,000	111,866
Continental Resources, Inc.
5.000%, 9/15/22	100,000	96,634
4.500%, 4/15/23	50,000	46,607
3.800%, 6/1/24	100,000	88,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Corning, Inc.
4.250%, 8/15/20	$56,000	$60,818
Costco Wholesale Corp.
5.500%, 3/15/17	38,000	41,574
Credit Suisse USA, Inc.
5.850%, 8/16/16	75,000	80,709
CRH America, Inc.
6.000%, 9/30/16	113,000	121,619
CSX Corp.
7.375%, 2/1/19	98,000	117,532
CVS Health Corp.
5.750%, 6/1/17	51,000	56,269
2.250%, 12/5/18	250,000	252,336
Danaher Corp.
2.300%, 6/23/16	94,000	95,930
3.900%, 6/23/21	38,000	41,083
Deere & Co.
4.375%, 10/16/19	131,000	142,767
2.600%, 6/8/22	38,000	37,263
Delphi Corp.
4.150%, 3/15/24	100,000	102,500
Devon Energy Corp.
4.000%, 7/15/21	113,000	116,658
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.125%, 2/15/16	38,000	38,855
4.600%, 2/15/21	188,000	202,059
Discover Financial Services
3.950%, 11/6/24	100,000	100,250
Discovery Communications LLC
5.050%, 6/1/20	38,000	41,709
4.375%, 6/15/21	38,000	40,290
Dollar General Corp.
1.875%, 4/15/18	56,000	54,009
Dominion Gas Holdings LLC
1.050%, 11/1/16	100,000	99,628
3.600%, 12/15/24	50,000	50,628
Dominion Resources, Inc.
2.500%, 12/1/19	300,000	300,033
Dow Chemical Co.
8.550%, 5/15/19	113,000	140,378
4.250%, 11/15/20	94,000	100,504
Dr. Pepper Snapple Group, Inc.
2.900%, 1/15/16	56,000	57,138
DTE Energy Co.
6.350%, 6/1/16	34,000	36,478
Duke Energy Corp.
3.950%, 10/15/23	100,000	106,440
Duke Energy Indiana, Inc.
3.750%, 7/15/20	38,000	40,267
E.I. du Pont de Nemours & Co.
5.250%, 12/15/16	56,000	60,368
Eastman Chemical Co.
3.600%, 8/15/22	75,000	75,974
Eaton Corp.
2.750%, 11/2/22	94,000	92,320
eBay, Inc.
3.250%, 10/15/20	38,000	38,572
Ecolab, Inc.
4.350%, 12/8/21	94,000	102,392
Edison International
3.750%, 9/15/17	19,000	20,079

El Paso Pipeline Partners Operating Co. LLC
6.500%, 4/1/20	$75,000	$84,625
EMC Corp.
1.875%, 6/1/18	150,000	149,020
Emerson Electric Co.
2.625%, 2/15/23	94,000	93,328
Energy Transfer Partners LP
4.650%, 6/1/21	150,000	156,190
Entergy Corp.
5.125%, 9/15/20	113,000	122,977
Enterprise Products Operating LLC
2.550%, 10/15/19	150,000	148,104
3.350%, 3/15/23	94,000	92,221
3.900%, 2/15/24	50,000	50,430
EOG Resources, Inc.
5.625%, 6/1/19	28,000	31,577
4.100%, 2/1/21	75,000	79,534
EQT Corp.
4.875%, 11/15/21	94,000	100,663
Essex Portfolio LP
3.875%, 5/1/24	100,000	101,605
Expedia, Inc.
5.950%, 8/15/20	56,000	62,510
Express Scripts Holding Co.
2.250%, 6/15/19	150,000	148,489
3.900%, 2/15/22	94,000	98,371
Exxon Mobil Corp.
3.176%, 3/15/24	100,000	102,600
Federal Farm Credit Bank
4.875%, 1/17/17	383,000	414,209
Federal Home Loan Bank
5.250%, 6/5/17	1,015,000	1,118,765
Federal Home Loan Mortgage Corp.
0.500%, 5/13/16	251,000	250,946
2.000%, 8/25/16	131,000	133,968
0.875%, 10/14/16	500,000	501,864
5.125%, 11/17/17	275,000	306,009
0.875%, 3/7/18	500,000	494,304
2.375%, 1/13/22	1,414,000	1,432,537
Federal National Mortgage Association
1.250%, 9/28/16	400,000	404,074
5.375%, 6/12/17	488,000	539,306
0.875%, 5/21/18	188,000	185,061
1.875%, 9/18/18	250,000	253,956
1.625%, 11/27/18	350,000	352,291
1.750%, 6/20/19	800,000	803,996
1.750%, 9/12/19	500,000	501,079
2.625%, 9/6/24	200,000	202,584
FedEx Corp.
2.625%, 8/1/22	19,000	18,538
Fidelity National Information Services, Inc.
3.500%, 4/15/23	75,000	74,457
3.875%, 6/5/24	100,000	101,256
Fifth Third Bancorp
3.625%, 1/25/16	150,000	154,029
2.300%, 3/1/19	75,000	74,904
Financing Corp.
9.800%, 4/6/18	150,000	191,050
Fiserv, Inc.
4.750%, 6/15/21	56,000	61,259

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Florida Power & Light Co.
3.250%, 6/1/24		$100,000	$102,923
Flowserve Corp.
4.000%, 11/15/23		50,000	51,419
Ford Motor Credit Co. LLC
4.250%, 2/3/17		200,000	209,978
3.000%, 6/12/17		200,000	205,048
1.724%, 12/6/17		250,000	247,190
2.875%, 10/1/18		200,000	203,484
Freeport-McMoRan, Inc.
2.375%, 3/15/18		100,000	99,287
3.100%, 3/15/20		94,000	91,387
3.550%, 3/1/22		94,000	89,110
Gap, Inc.
5.950%, 4/12/21		56,000	63,577
GATX Corp.
2.375%, 7/30/18		94,000	94,364
General Dynamics Corp.
3.875%, 7/15/21		38,000	40,971
2.250%, 11/15/22		56,000	53,723
General Electric Capital Corp.
1.000%, 1/8/16		188,000	188,733
5.000%, 1/8/16		38,000	39,678
1.500%, 7/12/16		188,000	189,703
5.400%, 2/15/17		113,000	122,813
1.250%, 5/15/17		250,000	250,147
5.625%, 9/15/17		38,000	42,206
6.000%, 8/7/19		150,000	174,831
5.300%, 2/11/21		263,000	300,847
3.100%, 1/9/23		75,000	75,932
6.375%, 11/15/67 (b)(l)		75,000	80,625
General Electric Co.
5.250%, 12/6/17		75,000	83,096
2.700%, 10/9/22		75,000	75,097
General Mills, Inc.
5.650%, 2/15/19		94,000	106,141
2.200%, 10/21/19		100,000	99,227
Georgia Power Co.
3.000%, 4/15/16		94,000	96,594
Gilead Sciences, Inc.
4.400%, 12/1/21		113,000	124,619
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18		94,000	105,788
2.800%, 3/18/23		94,000	92,783
Goldman Sachs Group, Inc.
5.625%, 1/15/17		207,000	221,810
6.150%, 4/1/18		282,000	316,743
2.625%, 1/31/19		275,000	277,036
2.550%, 10/23/19		100,000	99,453
6.000%, 6/15/20		188,000	217,221
3.625%, 1/22/23		56,000	56,814
3.850%, 7/8/24		150,000	153,739
Google, Inc.
2.125%, 5/19/16		75,000	76,577
Great Plains Energy, Inc.
4.850%, 6/1/21		38,000	42,059
Hartford Financial Services Group, Inc.
5.500%, 3/30/20		56,000	63,020
HCP, Inc.
3.750%, 2/1/16		38,000	39,070
6.000%, 1/30/17		96,000	104,605

2.625%, 2/1/20		$94,000	$93,054
Health Care REIT, Inc.
3.625%, 3/15/16		38,000	39,075
4.700%, 9/15/17		188,000	202,011
Hewlett-Packard Co.
5.500%, 3/1/18		225,000	247,675
2.750%, 1/14/19		100,000	99,914
Historic TW, Inc.
6.875%, 6/15/18		38,000	43,821
Home Depot, Inc.
5.400%, 3/1/16		188,000	198,468
2.000%, 6/15/19		250,000	249,998
Honeywell International, Inc.
5.300%, 3/1/18		64,000	71,003
Hospitality Properties Trust
6.300%, 6/15/16		97,000	101,587
HSBC Finance Corp.
5.500%, 1/19/16		131,000	137,022
6.676%, 1/15/21		83,000	98,508
HSBC USA, Inc.
1.625%, 1/16/18		100,000	99,453
2.250%, 6/23/19		300,000	300,051
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18		75,000	86,738
Ingram Micro, Inc.
5.250%, 9/1/17		38,000	41,062
Intel Corp.
3.300%, 10/1/21		94,000	97,657
2.700%, 12/15/22		75,000	73,771
International Business Machines Corp.
0.450%, 5/6/16		131,000	130,637
1.950%, 2/12/19		150,000	150,250
International Paper Co.
7.500%, 8/15/21		94,000	116,810
4.750%, 2/15/22		56,000	60,983
3.650%, 6/15/24		100,000	99,388
Iron Mountain, Inc.
6.750%, 10/15/18	EUR	189,000	228,985
Jefferies Group LLC
5.125%, 4/13/18		$75,000	79,276
John Deere Capital Corp.
1.050%, 10/11/16		150,000	150,215
1.125%, 6/12/17		250,000	249,010
Johnson & Johnson
2.450%, 12/5/21		100,000	100,420
3.375%, 12/5/23		50,000	53,472
JPMorgan Chase & Co.
1.125%, 2/26/16		438,000	438,733
1.350%, 2/15/17		150,000	150,033
1.625%, 5/15/18		94,000	92,873
4.250%, 10/15/20		376,000	405,369
3.250%, 9/23/22		301,000	302,818
3.200%, 1/25/23		131,000	130,930
3.625%, 5/13/24		100,000	102,420
3.875%, 9/10/24		150,000	150,198
JPMorgan Chase Bank N.A.
6.000%, 10/1/17		250,000	277,386
Juniper Networks, Inc.
4.600%, 3/15/21		38,000	39,595
Kellogg Co.
4.000%, 12/15/20		94,000	101,028

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

KeyCorp
5.100%, 3/24/21	$75,000	$84,720
Kimberly-Clark Corp.
1.900%, 5/22/19	150,000	148,550
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	150,000	171,858
Kinder Morgan, Inc.
3.050%, 12/1/19	250,000	247,821
KLA-Tencor Corp.
4.125%, 11/1/21	90,000	92,237
Kohl’s Corp.
4.750%, 12/15/23	50,000	53,547
Kraft Foods Group, Inc.
5.375%, 2/10/20	98,000	111,290
Kroger Co.
6.150%, 1/15/20	94,000	108,548
2.950%, 11/1/21	150,000	148,998
L-3 Communications Corp.
3.950%, 11/15/16	56,000	58,312
4.950%, 2/15/21	56,000	60,781
Laboratory Corp. of America Holdings
2.500%, 11/1/18	100,000	99,525
Leucadia National Corp.
5.500%, 10/18/23	50,000	51,120
LG&E and KU Energy LLC
3.750%, 11/15/20	75,000	77,519
Liberty Property LP
4.125%, 6/15/22	56,000	58,136
Life Technologies Corp.
5.000%, 1/15/21	75,000	83,071
Lincoln National Corp.
4.850%, 6/24/21	56,000	61,623
Lockheed Martin Corp.
4.250%, 11/15/19	113,000	122,946
Lorillard Tobacco Co.
6.875%, 5/1/20	38,000	44,755
Lowe’s Cos., Inc.
5.400%, 10/15/16	56,000	60,087
Macy’s Retail Holdings, Inc.
3.625%, 6/1/24	100,000	101,125
Marathon Oil Corp.
2.800%, 11/1/22	75,000	69,584
Marathon Petroleum Corp.
5.125%, 3/1/21	94,000	103,062
Marriott International Inc.
3.125%, 10/15/21	100,000	100,082
Marsh & McLennan Cos., Inc.
3.500%, 6/3/24	100,000	100,114
McDonald’s Corp.
5.350%, 3/1/18	75,000	83,371
3.250%, 6/10/24	150,000	152,384
McKesson Corp.
3.250%, 3/1/16	131,000	134,393
2.284%, 3/15/19	150,000	149,166
Medco Health Solutions, Inc.
7.125%, 3/15/18	38,000	43,861
4.125%, 9/15/20	75,000	79,672
Medtronic, Inc.
2.500%, 3/15/20§	150,000	150,097
4.450%, 3/15/20	94,000	102,931
3.150%, 3/15/22§	55,000	55,640
2.750%, 4/1/23	56,000	54,428

Merck & Co., Inc.
1.300%, 5/18/18	$94,000	$93,130
MetLife, Inc.
6.817%, 8/15/18	68,000	79,407
4.750%, 2/8/21	100,000	111,363
Microsoft Corp.
1.000%, 5/1/18	113,000	111,415
1.625%, 12/6/18	150,000	149,741
3.000%, 10/1/20	56,000	58,405
Mondelez International, Inc.
2.250%, 2/1/19	100,000	100,090
5.375%, 2/10/20	90,000	101,822
Monsanto Co.
1.150%, 6/30/17	150,000	148,634
2.750%, 7/15/21	35,000	34,727
Moody’s Corp.
4.500%, 9/1/22	19,000	20,400
Morgan Stanley
1.750%, 2/25/16	250,000	251,757
2.500%, 1/24/19	150,000	150,124
7.300%, 5/13/19	282,000	336,071
2.375%, 7/23/19	150,000	148,183
5.500%, 1/26/20	150,000	169,015
5.750%, 1/25/21	188,000	216,016
3.750%, 2/25/23	56,000	57,480
4.100%, 5/22/23	100,000	100,789
Mosaic Co.
4.250%, 11/15/23	100,000	103,882
Motorola Solutions, Inc.
3.750%, 5/15/22	56,000	56,034
Murphy Oil Corp.
3.700%, 12/1/22	75,000	66,341
Murray Street Investment Trust I
4.647%, 3/9/17 (e)	94,000	99,216
Nabors Industries, Inc.
4.625%, 9/15/21	94,000	88,196
NASDAQ OMX Group, Inc.
5.550%, 1/15/20	75,000	82,629
National Oilwell Varco, Inc.
2.600%, 12/1/22	113,000	105,083
National Retail Properties, Inc.
3.900%, 6/15/24	100,000	101,922
National Rural Utilities Cooperative Finance Corp.
5.450%, 4/10/17	75,000	81,776
2.150%, 2/1/19	200,000	199,746
NBCUniversal Media LLC
2.875%, 4/1/16	250,000	256,134
4.375%, 4/1/21	150,000	164,509
2.875%, 1/15/23	94,000	93,823
NetApp, Inc.
2.000%, 12/15/17	38,000	37,953
3.375%, 6/15/21	100,000	99,838
New Jersey Economic Development Authority, School Facilities Construction Refunding Bonds, Series QQ
1.096%, 6/15/16	50,000	49,839
Newmont Mining Corp.
3.500%, 3/15/22	94,000	88,192
NextEra Energy Capital Holdings, Inc.
7.875%, 12/15/15	42,000	44,673
2.700%, 9/15/19	150,000	151,280

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

NiSource Finance Corp.
6.125%, 3/1/22		$100,000	$118,689
Noble Energy, Inc.
4.150%, 12/15/21		94,000	95,774
Norfolk Southern Corp.
5.900%, 6/15/19		103,000	118,220
Northrop Grumman Corp.
3.500%, 3/15/21		19,000	19,727
Occidental Petroleum Corp.
2.700%, 2/15/23		94,000	89,327
Omnicom Group, Inc.
5.900%, 4/15/16		38,000	40,173
4.450%, 8/15/20		38,000	40,827
3.625%, 5/1/22		19,000	19,511
ONEOK Partners LP
8.625%, 3/1/19		94,000	113,252
Oracle Corp.
5.750%, 4/15/18		188,000	212,521
2.250%, 10/8/19		250,000	251,478
2.500%, 10/15/22		75,000	73,053
Pacific Gas & Electric Co.
8.250%, 10/15/18		38,000	46,276
3.500%, 10/1/20		56,000	58,139
Parker-Hannifin Corp.
3.300%, 11/21/24		100,000	101,897
PepsiCo, Inc.
5.000%, 6/1/18		94,000	104,013
7.900%, 11/1/18		19,000	23,074
2.750%, 3/1/23		200,000	196,775
Pfizer, Inc.
4.650%, 3/1/18		38,000	41,648
6.200%, 3/15/19		94,000	109,242
2.100%, 5/15/19		100,000	100,480
Philip Morris International, Inc.
5.650%, 5/16/18		75,000	84,536
3.600%, 11/15/23		50,000	52,119
Phillips 66
2.950%, 5/1/17		56,000	57,622
Pitney Bowes, Inc.
4.750%, 5/15/18		38,000	40,394
Plains All American Pipeline LP/Plains All American Finance Corp.
6.500%, 5/1/18		79,000	89,502
3.850%, 10/15/23		150,000	151,262
PNC Funding Corp.
5.125%, 2/8/20		188,000	211,634
PPL Capital Funding, Inc.
4.200%, 6/15/22		47,000	49,810
Precision Castparts Corp.
2.500%, 1/15/23		38,000	36,659
Priceline Group, Inc.
2.375%, 9/23/24	EUR	700,000	895,062
Pride International, Inc.
8.500%, 6/15/19		$75,000	89,427
Procter & Gamble Co.
4.850%, 12/15/15		38,000	39,569
4.700%, 2/15/19		131,000	145,568
Progress Energy, Inc.
4.400%, 1/15/21		94,000	102,080
Progressive Corp.
3.750%, 8/23/21		56,000	59,831

Prologis LP
4.500%, 8/15/17		$38,000	$40,489
6.875%, 3/15/20		34,000	40,137
3.350%, 2/1/21		150,000	151,945
Prudential Financial, Inc.
2.350%, 8/15/19		150,000	149,250
5.875%, 9/15/42 (l)		100,000	105,500
PSEG Power LLC
5.500%, 12/1/15		85,000	88,457
Public Service Electric & Gas Co.
2.000%, 8/15/19		150,000	149,714
3.050%, 11/15/24		100,000	100,458
Quest Diagnostics, Inc.
3.200%, 4/1/16		188,000	192,536
QVC, Inc.
3.125%, 4/1/19		250,000	249,645
Raytheon Co.
3.125%, 10/15/20		94,000	96,860
Realty Income Corp.
3.250%, 10/15/22		56,000	55,332
Reinsurance Group of America, Inc.
4.700%, 9/15/23		50,000	53,455
Republic Services, Inc.
5.250%, 11/15/21		94,000	106,384
Reynolds American, Inc.
3.250%, 11/1/22		56,000	54,535
Roper Industries, Inc.
3.125%, 11/15/22		75,000	73,174
Rowan Cos., Inc.
4.875%, 6/1/22		28,000	27,596
Ryder System, Inc.
3.500%, 6/1/17		75,000	78,564
Safeway, Inc.
5.000%, 8/15/19 (b)		43,000	43,753
3.950%, 8/15/20 (b)		19,000	19,190
San Diego Gas & Electric Co.
3.600%, 9/1/23		100,000	105,338
Scripps Networks Interactive, Inc.
3.900%, 11/15/24		100,000	101,285
Senior Housing Properties Trust
3.250%, 5/1/19		100,000	100,457
Simon Property Group LP
2.200%, 2/1/19		100,000	100,557
5.650%, 2/1/20		188,000	216,566
Southern California Edison Co.
3.875%, 6/1/21		19,000	20,593
Southern Co.
2.150%, 9/1/19		100,000	99,382
Southwest Airlines Co.
5.125%, 3/1/17 (b)		38,000	40,803
Southwestern Electric Power Co.
6.450%, 1/15/19		56,000	64,663
Southwestern Energy Co.
4.100%, 3/15/22		94,000	92,039
Stanley Black & Decker, Inc.
2.900%, 11/1/22		56,000	55,081
Starbucks Corp.
3.850%, 10/1/23		50,000	53,232
State of Illinois, General Obligation Bonds, Series 2011
5.365%, 3/1/17		190,000	203,404
5.877%, 3/1/19		90,000	99,371

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

State Street Bank & Trust Co.
5.300%, 1/15/16	$100,000	$104,622
State Street Corp.
3.300%, 12/16/24	65,000	65,993
SunTrust Banks, Inc./Georgia
3.600%, 4/15/16	56,000	57,748
3.500%, 1/20/17	94,000	97,744
Synchrony Financial
3.750%, 8/15/21	50,000	51,132
Sysco Corp.
2.350%, 10/2/19	100,000	100,551
Target Corp.
6.000%, 1/15/18	100,000	112,730
2.300%, 6/26/19	250,000	252,549
Tennessee Valley Authority
5.500%, 7/18/17	676,000	750,887
6.250%, 12/15/17	38,000	43,626
4.500%, 4/1/18	94,000	103,625
Textron, Inc.
4.300%, 3/1/24	100,000	104,463
Thermo Fisher Scientific, Inc.
3.600%, 8/15/21	160,000	165,039
Time Warner Cable, Inc.
8.250%, 4/1/19	200,000	244,187
Time Warner, Inc.
4.700%, 1/15/21	188,000	204,649
3.550%, 6/1/24	150,000	150,537
Toyota Motor Credit Corp.
2.800%, 1/11/16	188,000	192,028
0.800%, 5/17/16	56,000	56,021
3.300%, 1/12/22	94,000	97,593
Travelers Cos., Inc.
5.750%, 12/15/17	113,000	125,982
Tyson Foods, Inc.
4.500%, 6/15/22	75,000	81,283
U.S. Bancorp/Minnesota
2.200%, 11/15/16	188,000	191,891
2.200%, 4/25/19	150,000	150,972
U.S. Treasury Bonds
8.500%, 2/15/20	113,000	151,050
8.125%, 5/15/21	750,000	1,031,323
7.125%, 2/15/23	188,000	259,888
U.S. Treasury Notes
2.125%, 12/31/15	4,178,000	4,253,420
0.375%, 4/30/16	500,000	499,766
2.625%, 4/30/16	463,000	476,338
5.125%, 5/15/16	3,238,000	3,444,486
0.375%, 5/31/16	2,000,000	1,998,291
1.750%, 5/31/16	3,650,000	3,715,425
0.500%, 6/30/16	2,000,000	2,000,303
1.500%, 6/30/16	376,000	381,561
3.250%, 6/30/16	1,700,000	1,768,979
0.500%, 7/31/16	3,000,000	3,000,586
4.875%, 8/15/16	526,000	562,692
0.500%, 8/31/16	1,000,000	999,248
1.000%, 8/31/16	1,691,000	1,703,088
0.625%, 10/15/16	2,000,000	2,000,332
0.375%, 10/31/16	2,000,000	1,991,240
3.125%, 10/31/16	465,000	485,975
0.500%, 11/30/16	4,500,000	4,488,552
2.750%, 11/30/16	2,000,000	2,078,672
0.875%, 12/31/16	2,500,000	2,508,765

0.750%, 1/15/17	$300,000	$300,214
3.250%, 3/31/17	406,000	428,191
0.875%, 4/30/17	503,000	503,511
0.625%, 5/31/17	1,014,000	1,008,029
2.750%, 5/31/17	1,127,000	1,177,946
0.875%, 6/15/17	1,500,000	1,498,696
0.750%, 6/30/17	1,000,000	995,937
2.500%, 6/30/17	1,987,000	2,064,462
4.750%, 8/15/17	2,776,000	3,047,473
0.625%, 8/31/17	1,691,000	1,674,206
1.875%, 8/31/17	1,623,000	1,659,945
1.875%, 9/30/17	841,000	860,226
0.750%, 10/31/17	1,127,000	1,117,480
1.875%, 10/31/17	1,089,000	1,114,077
4.250%, 11/15/17	1,063,000	1,158,369
0.750%, 12/31/17	693,000	685,434
2.750%, 12/31/17	2,149,000	2,251,854
0.750%, 2/28/18	1,503,000	1,481,981
2.750%, 2/28/18	939,000	983,777
0.625%, 4/30/18	2,818,000	2,760,539
2.625%, 4/30/18	939,000	981,466
1.375%, 6/30/18	376,000	376,742
1.375%, 7/31/18	880,000	880,756
1.500%, 8/31/18	51,000	51,235
1.250%, 10/31/18	2,350,000	2,334,624
1.250%, 11/30/18	1,700,000	1,687,267
1.500%, 12/31/18	3,005,000	3,009,226
1.250%, 1/31/19	450,000	445,654
1.375%, 2/28/19	1,938,000	1,926,739
1.500%, 2/28/19	600,000	600,211
1.625%, 3/31/19	400,000	401,660
3.125%, 5/15/19	500,000	533,008
1.500%, 5/31/19	500,000	498,794
1.625%, 6/30/19	2,000,000	2,005,039
1.625%, 7/31/19	600,000	600,867
3.625%, 8/15/19	843,000	919,413
1.625%, 8/31/19	1,000,000	1,000,850
1.500%, 10/31/19	1,600,000	1,589,656
3.375%, 11/15/19	1,069,000	1,158,195
1.500%, 11/30/19	1,400,000	1,390,895
3.625%, 2/15/20	1,011,000	1,108,467
3.500%, 5/15/20	351,000	382,796
1.375%, 5/31/20	639,000	626,831
2.625%, 8/15/20	376,000	392,564
2.000%, 9/30/20	550,000	555,334
2.625%, 11/15/20	1,774,000	1,851,110
2.000%, 11/30/20	600,000	605,051
2.375%, 12/31/20	350,000	360,264
3.625%, 2/15/21	1,000,000	1,101,016
3.125%, 5/15/21	1,446,000	1,551,259
2.125%, 6/30/21	3,700,000	3,743,793
2.250%, 7/31/21	600,000	611,625
2.125%, 8/15/21	188,000	190,170
2.125%, 9/30/21	500,000	505,444
2.000%, 11/15/21	1,722,000	1,727,583
1.875%, 11/30/21	7,630,000	7,585,516
2.000%, 2/15/22	488,000	488,953
1.750%, 5/15/22	564,000	554,295
1.625%, 8/15/22	1,503,000	1,460,655
1.625%, 11/15/22	376,000	364,522
2.000%, 2/15/23	742,000	738,507
1.750%, 5/15/23	1,200,000	1,167,539

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

2.500%, 8/15/23		$750,000	$773,613
2.750%, 11/15/23		1,350,000	1,420,321
2.750%, 2/15/24		2,550,000	2,681,659
2.500%, 5/15/24		1,800,000	1,852,857
2.375%, 8/15/24		1,600,000	1,628,578
2.250%, 11/15/24		1,600,000	1,610,844
Unilever Capital Corp.
2.750%, 2/10/16		150,000	153,818
Union Pacific Corp.
5.700%, 8/15/18		94,000	106,844
United Parcel Service, Inc.
3.125%, 1/15/21		75,000	78,598
United Technologies Corp.
3.100%, 6/1/22		56,000	57,071
UnitedHealth Group, Inc.
5.375%, 3/15/16		75,000	79,125
6.000%, 2/15/18		56,000	63,192
2.300%, 12/15/19		150,000	150,527
2.875%, 12/15/21		45,000	45,245
Valero Energy Corp.
6.125%, 2/1/20		56,000	63,477
Ventas Realty LP
3.750%, 5/1/24		150,000	151,057
Ventas Realty LP/Ventas Capital Corp.
4.250%, 3/1/22		38,000	39,996
Verizon Communications, Inc.
2.500%, 9/15/16		138,000	140,953
1.350%, 6/9/17		300,000	298,303
2.625%, 2/21/20§		100,000	98,807
4.500%, 9/15/20		100,000	107,933
5.150%, 9/15/23		400,000	440,993
3.250%, 2/17/26	EUR	600,000	837,794
Viacom, Inc.
3.500%, 4/1/17		$94,000	97,933
2.750%, 12/15/19		45,000	44,816
3.875%, 12/15/21		75,000	77,713
Virginia Electric & Power Co.
5.400%, 1/15/16		38,000	39,820
Voya Financial, Inc.
5.500%, 7/15/22		100,000	112,336
Wachovia Corp.
5.750%, 6/15/17		188,000	207,482
Walgreens Boots Alliance, Inc.
2.700%, 11/18/19		250,000	251,100
3.300%, 11/18/21		100,000	100,562
3.100%, 9/15/22		19,000	18,794
3.600%, 11/20/25	GBP	250,000	398,954
Wal-Mart Stores, Inc.
1.950%, 12/15/18		$250,000	253,432
3.625%, 7/8/20		113,000	120,694
3.250%, 10/25/20		113,000	118,050
Walt Disney Co.
3.750%, 6/1/21		19,000	20,533
Waste Management, Inc.
7.375%, 3/11/19		31,000	37,510
Wells Fargo & Co.
5.125%, 9/15/16		38,000	40,505
1.150%, 6/2/17		250,000	248,585
1.500%, 1/16/18		94,000	93,489
2.150%, 1/15/19		150,000	150,473
3.500%, 3/8/22		56,000	58,049
3.450%, 2/13/23		94,000	95,158
3.300%, 9/9/24		100,000	100,535

Western Union Co.
5.930%, 10/1/16		$38,000	$40,837
Williams Cos., Inc.
4.550%, 6/24/24		150,000	139,141
Williams Partners LP
4.125%, 11/15/20		150,000	152,721
Wisconsin Electric Power Co.
2.950%, 9/15/21		75,000	76,650
Wyndham Worldwide Corp.
4.250%, 3/1/22		56,000	57,120
Xcel Energy, Inc.
4.700%, 5/15/20		94,000	102,462
Xerox Corp.
2.950%, 3/15/17		94,000	96,546
6.350%, 5/15/18		38,000	42,951
Yum! Brands, Inc.
3.875%, 11/1/20		75,000	79,124
Zoetis, Inc.
3.250%, 2/1/23		85,000	83,746

Total United States			192,415,780

Total Investments (97.8%) (Cost $338,491,820)			338,088,266
Other Assets Less Liabilities (2.2%)			7,591,501

Net Assets (100%)			$345,679,767

§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $3,067,731 or 0.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(e)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $60,049,718 or 17.4% of net assets.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— European Currency Unit
GBP	— British Pound
KRW	— Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
THB	— Thailand Baht
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014 the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount (000’s)	Local Contract Sell Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. Poland Zloty, expiring 3/23/15#	JPMorgan Chase Bank	5,203	22,300	$6,300,390	$6,276,752	$23,638

#	For cross-currency exchange contracts, the U.S. $ Current Value is the value at December 31, 2014 of the currency being purchased, and the U.S. $ Settlement Value is the value at December 31, 2014 of the currency being sold.

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar vs. U.S. Dollar, expiring 1/28/15	JPMorgan Chase Bank	8,250	$7,097,509	$7,331,900	$(234,391)
European Union Euro vs. U.S. Dollar, expiring 3/16/15	JPMorgan Chase Bank	12,800	15,498,624	15,931,226	(432,602)
European Union Euro vs. U.S. Dollar, expiring 3/16/15	JPMorgan Chase Bank	1,060	1,284,038	1,320,000	(35,962)
European Union Euro vs. U.S. Dollar, expiring 3/16/15	JPMorgan Chase Bank	1,327	1,607,264	1,650,000	(42,736)
European Union Euro vs. U.S. Dollar, expiring 3/16/15	JPMorgan Chase Bank	1,300	1,574,079	1,582,286	(8,207)
Japanese Yen vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	1,475,000	12,318,056	12,316,196	1,860
Japanese Yen vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	390,000	3,256,978	3,300,950	(43,972)
Japanese Yen vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	410,000	3,424,002	3,460,076	(36,074)
Japanese Yen vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	80,000	668,098	669,036	(938)
Swedish Krona vs. U.S. Dollar, expiring 1/30/15	JPMorgan Chase Bank	31,650	4,060,355	4,308,536	(248,181)
Swedish Krona vs. U.S. Dollar, expiring 1/30/15	JPMorgan Chase Bank	21,780	2,794,140	2,924,235	(130,095)

					$(1,211,298)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 3/17/15	JPMorgan Chase Bank	4,700	$3,877,359	$3,817,374	$59,985
Australian Dollar vs. U.S. Dollar, expiring 3/17/15	JPMorgan Chase Bank	18,900	15,492,840	15,350,717	142,123
Australian Dollar vs. U.S. Dollar, expiring 3/17/15	JPMorgan Chase Bank	850	688,910	690,376	(1,466)
Brazilian Real vs. U.S. Dollar, expiring 2/13/15	State Street Bank & Trust	6,350	2,411,240	2,363,580	47,660
Brazilian Real vs. U.S. Dollar, expiring 2/13/15	State Street Bank & Trust	9,300	3,581,330	3,461,621	119,709
British Pound vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	3,985	6,361,184	6,209,244	151,940
British Pound vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	100	158,942	155,815	3,127
British Pound vs. U.S. Dollar, expiring 3/11/15	JPMorgan Chase Bank	1,150	1,798,660	1,791,468	7,192
British Pound vs. U.S. Dollar, expiring 3/11/15	JPMorgan Chase Bank	1,260	1,974,770	1,962,826	11,944
British Pound vs. U.S. Dollar, expiring 3/11/15	JPMorgan Chase Bank	400	625,212	623,119	2,093
Mexican Peso vs. U.S. Dollar, expiring 2/10/15	JPMorgan Chase Bank	90,544	6,265,000	6,123,219	141,781
New Zealand Dollar vs. U.S. Dollar, expiring 3/12/15	JPMorgan Chase Bank	8,450	6,453,730	6,549,307	(95,577)
South African Rand vs. U.S. Dollar, expiring 2/27/15	JPMorgan Chase Bank	43,400	3,892,963	3,720,010	172,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Swedish Krona vs. U.S. Dollar, expiring 1/30/15	JPMorgan Chase Bank	67,000	$9,115,214	$8,595,380	$519,834
Swedish Krona vs. U.S. Dollar, expiring 1/30/15	JPMorgan Chase Bank	5,400	727,857	692,762	35,095
Turkish Lira vs. U.S. Dollar, expiring 2/18/15	JPMorgan Chase Bank	8,310	3,621,451	3,523,493	97,958

					$1,416,351

					$228,691

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 19,135, EUR 23,089, GBP 16,365, MXN 231,845, and THB 73,815.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Consumer Discretionary	$—	$9,149,267	$—	$9,149,267
Consumer Staples	—	10,359,763	—	10,359,763
Energy	—	7,653,264	—	7,653,264
Financials	—	37,415,005	—	37,415,005
Health Care	—	5,823,192	—	5,823,192
Industrials	—	7,387,785	—	7,387,785
Information Technology	—	5,462,443	—	5,462,443
Materials	—	3,475,197	—	3,475,197
Telecommunication Services	—	5,454,958	—	5,454,958
Utilities	—	6,107,787	—	6,107,787
Forward Currency Contracts	—	1,538,892	—	1,538,892
Government Securities
Foreign Governments	—	100,215,292	—	100,215,292
Municipal Bonds	—	456,872	—	456,872
Supranational	—	4,435,652	—	4,435,652
U.S. Government Agencies	—	8,085,999	—	8,085,999
U.S. Treasuries	—	126,605,790	—	126,605,790

Total Assets	$—	$339,627,158	$—	$339,627,158

Liabilities:
Forward Currency Contracts	$—	$(1,310,201)	$—	$(1,310,201)

Total Liabilities	$—	$(1,310,201)	$—	$(1,310,201)

Total	$—	$338,316,957	$—	$338,316,957

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,538,892

	Liability Derivatives
Foreign exchange contracts	Payables	$(1,310,201)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(458,835)	$(458,835)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(80,588)	$(80,588)

^ The Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $105,580,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$1,371,523	$(1,310,201)	$—	$61,322
State Street Bank & Trust	167,369	—	—	167,369

Total	$1,538,892	$(1,310,201)	$—	$228,691

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$1,310,201	$(1,310,201)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$224,064,820
Long-term U.S. government debt securities	74,346,776

$298,411,596

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$163,584,267
Long-term U.S. government debt securities	58,296,402

$221,880,669

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,736,306
Aggregate gross unrealized depreciation	$(6,845,968)

Net unrealized depreciation	$(1,109,662)

Federal income tax cost of investments	$339,197,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $338,491,820)	$338,088,266
Cash	5,785,889
Foreign cash (Cost $367,817)	364,249
Dividends, interest and other receivables	2,731,536
Receivable for securities sold	2,131,387
Unrealized appreciation on forward foreign currency contracts	1,538,892
Receivable from Separate Accounts for Trust shares sold	61,485
Other assets	978

Total assets	350,702,682

LIABILITIES
Payable for securities purchased	3,190,836
Unrealized depreciation on forward foreign currency contracts	1,310,201
Investment management fees payable	178,174
Payable to Separate Accounts for Trust shares redeemed	173,445
Administrative fees payable	36,157
Distribution fees payable – Class IB	18,726
Distribution fees payable – Class IA	4,075
Trustees’ fees payable	67
Accrued expenses	111,234

Total liabilities	5,022,915

NET ASSETS	$345,679,767

Net assets were comprised of:
Paid in capital	$347,626,918
Accumulated undistributed net investment income (loss)	(2,126,747)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	415,441
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(235,845)

Net assets	$345,679,767

Class IA
Net asset value, offering and redemption price per share, $19,249,215 / 2,087,835 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.22

Class IB
Net asset value, offering and redemption price per share, $87,531,852 / 9,513,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.20

Class K
Net asset value, offering and redemption price per share, $238,898,700 / 25,844,294 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.24

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest (net of $8,563 foreign withholding tax)	$9,113,202
Dividends	94

Total income	9,113,296

EXPENSES
Investment management fees	1,761,501
Administrative fees	439,350
Distribution fees – Class IB	229,761
Custodian fees	106,999
Professional fees	50,856
Distribution fees – Class IA	47,702
Printing and mailing expenses	27,058
Trustees’ fees	7,752
Miscellaneous	18,064

Gross expenses	2,689,043
Less: Waiver from investment manager	(9,651)

Net expenses	2,679,392

NET INVESTMENT INCOME (LOSS)	6,433,904

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,479,495
Foreign currency transactions	(1,168,737)

Net realized gain (loss)	310,758

Change in unrealized appreciation (depreciation) on:
Investments	(4,588,870)
Foreign currency translations	(145,218)

Net change in unrealized appreciation (depreciation)	(4,734,088)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,423,330)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,010,574

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,433,904	$10,255,530
Net realized gain (loss) on investments and foreign currency transactions	310,758	7,178,569
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(4,734,088)	(36,902,976)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,010,574	(19,468,877)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(132,421)	(2,535)
Class IB	(608,154)	(13,019)
Class K	(2,247,812)	(19,588)

	(2,988,387)	(35,142)

Distributions from net realized capital gains
Class IA	(251,372)	(579,322)
Class IB	(1,174,580)	(2,934,129)
Class K	(3,076,027)	(4,771,244)

	(4,501,979)	(8,284,695)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,490,366)	(8,319,837)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 509,551 and 565,787 shares, respectively ]	4,829,125	5,483,991
Capital shares issued in reinvestment of dividends and distributions [ 41,226 and 62,101 shares, respectively ]	383,793	581,857
Capital shares repurchased [ (489,752) and (760,227) shares, respectively ]	(4,642,220)	(7,384,925)

Total Class IA transactions	570,698	(1,319,077)

Class IB
Capital shares sold [ 817,871 and 3,177,440 shares, respectively ]	7,724,045	30,900,568
Capital shares issued in reinvestment of dividends and distributions [ 191,850 and 315,188 shares, respectively ]	1,782,734	2,947,148
Capital shares repurchased [ (1,520,185) and (9,860,057) shares, respectively ]	(14,354,345)	(95,628,238)
Capital shares repurchased in-kind (Note 9)[ 0 and (45,545,519) shares, respectively ]	—	(436,410,664)

Total Class IB transactions	(4,847,566)	(498,191,186)

Class K
Capital shares sold [ 10,400,786 and 4,882,326 shares, respectively ]	99,120,757	46,985,310
Capital shares issued in reinvestment of dividends and distributions [ 570,968 and 510,221 shares, respectively ]	5,323,839	4,790,832
Capital shares repurchased [ (2,361,503) and (2,188,305) shares, respectively ]	(22,449,095)	(21,113,099)

Total Class K transactions	81,995,501	30,663,043

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	77,718,633	(468,847,220)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,238,841	(496,635,934)
NET ASSETS:
Beginning of year	273,440,926	770,076,860

End of year (a)	$345,679,767	$273,440,926

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(2,126,747)	$(2,537,700)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.33	$9.88	$10.04	$9.97	$9.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.19	0.21	0.28
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.10)	(0.43)	0.18	0.27	0.34

Total from investment operations	0.07	(0.25)	0.37	0.48	0.62

Less distributions:
Dividends from net investment income	(0.06)	— #	(0.15)	(0.37)	(0.31)
Distributions from net realized gains	(0.12)	(0.30)	(0.38)	(0.04)	—

Total dividends and distributions	(0.18)	(0.30)	(0.53)	(0.41)	(0.31)

Net asset value, end of year	$9.22	$9.33	$9.88	$10.04	$9.97

Total return	0.83%	(2.54)%	3.76%	4.78%	6.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,249	$18,909	$21,325	$20,439	$807,035
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	0.97%	0.74%	0.74%
Before waivers	1.00%	1.02%	0.97%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers	1.84%	1.86%	1.84%	2.05%	2.79%
Before waivers	1.84%	1.84%	1.84%	2.05%	2.79%
Portfolio turnover rate^	71%	44%	36%	86%	148%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.31	$9.85	$10.01	$9.95	$9.63

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.18	0.18	0.21	0.25
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency transactions	(0.10)	(0.42)	0.19	0.23	0.35

Total from investment operations	0.07	(0.24)	0.37	0.44	0.60

Less distributions:
Dividends from net investment income	(0.06)	— #	(0.15)	(0.34)	(0.28)
Distributions from net realized gains	(0.12)	(0.30)	(0.38)	(0.04)	—

Total dividends and distributions	(0.18)	(0.30)	(0.53)	(0.38)	(0.28)

Net asset value, end of year	$9.20	$9.31	$9.85	$10.01	$9.95

Total return	0.83%	(2.45)%	3.72%	4.41%	6.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,532	$93,327	$610,175	$621,818	$573,902
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.01%	0.99%	0.99%
Before waivers	1.00%	1.02%	1.01%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers	1.84%	1.84%	1.80%	2.09%	2.55%
Before waivers	1.84%	1.83%	1.80%	2.09%	2.55%
Portfolio turnover rate^	71%	44%	36%	86%	148%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.35	$9.88	$10.04	$10.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.20	0.21	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)	(0.43)	0.18	(0.19)

Total from investment operations	0.10	(0.23)	0.39	(0.09)

Less distributions:
Dividends from net investment income	(0.09)	— #	(0.17)	(0.36)
Distributions from net realized gains	(0.12)	(0.30)	(0.38)	(0.04)

Total dividends and distributions	(0.21)	(0.30)	(0.55)	(0.40)

Net asset value, end of period	$9.24	$9.35	$9.88	$10.04

Total return (b)	1.08%	(2.34)%	3.97%	(0.86)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$238,899	$161,205	$138,577	$389,927
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.76%	0.74%
Before waivers (a)	0.75%	0.77%	0.76%	0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.10%	2.11%	2.05%	2.94%
Before waivers (a)	2.10%	2.09%	2.05%	2.94%
Portfolio turnover rate^	71%	44%	36%	86%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.86%	4.33%
Portfolio – Class K Shares*	2.13	4.60
BofA Merrill Lynch High Yield Master II index	2.50	4.65
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.86% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merrill Lynch High Yield Master II Index, returned 2.50% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	An underweight within the Energy sector, which was the worst performing sector during the year, had a positive impact on relative performance.

•	Portfolio performance also benefitted from participation in multiple new issues which performed well post pricing.

•	Relative performance during 2014 benefitted from positive security selection within the Basic Industry sector,

•

Top contributors to overall returns for the period were debt positions in Kinder Morgan, ArcelorMittal and SRA International. The bonds of Kinder Morgan Inc., a pipeline transportation and energy storage company, were a top contributor to return during the year after the company announced that Kinder Morgan Inc. will acquire its publicly traded affiliates in order to simplify its corporate structure. ArcelorMittal is a global steel producer that was a top contributor to return during 2014 largely due to the company’s relatively steady earnings trends in combination with a decline in longer U.S. Treasury yields. The bonds of SRA International, a leading provider of IT solutions and professional services to government organizations, were a top contributor to return during the period as the company reported results which were approximately in-line with expectations and highlighted its continued debt reduction efforts.

What hurt performance during the year:

•	The Portfolio’s overweight to the highest yielding segment of the market, which underperformed, negatively impacted performance.

•	The Portfolio’s underweight within the better quality, more interest rate sensitive portion of the market detracted from relative performance as this portion of the market outperformed.

•	From a sector perspective, the Portfolio’s performance was negatively impacted by its lack of exposure to the Banking sector, which outperformed during the year.

•	Negative security selection within the Retail sector detracted from portfolio performance.

•

The bottom contributors to overall returns for the year were debt positions in Claires Stores, Chaparral Energy and Penn Virginia Corp. Bonds of Claire’s Stores, a leading specialty retailer of fashionable accessories and jewelry at affordable prices, were a bottom contributor to returns during the period as the company reported continued weak earnings results. Chaparral Energy is an exploration and production company with a focus on the North American mid-continent region which was negatively affected by the general sell off in energy commodity prices. Penn Virginia Corp. is an exploration and production company which explores for and produces oil and natural gas. Penn Virginia bonds were a bottom contributor to return during the period primarily due to the previously mentioned sell off in energy commodity prices.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	5.77
Weighted Average Coupon (%)	7.06
Weighted Average Modified Duration (Years)*	4.07
Weighted Average Rating**	B	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/HIGH YIELD BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Corporate Bonds	83.7%
Investment Companies	10.5
Preferred Stocks	0.1
Equities & Warrants	0.0 #
Cash and Other	5.7

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$973.29	$5.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.33	5.93
Class K
Actual	1,000.00	975.89	4.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.64

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.17% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (83.7%)
Consumer Discretionary (12.6%)
Auto Components (0.5%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.875%, 3/15/19	$525,000	$522,375
Schaeffler Holding Finance B.V.
6.875%, 8/15/18 PIK§	400,000	417,000

		939,375

Diversified Consumer Services (0.1%)
ServiceMaster Co. LLC
7.450%, 8/15/27	235,000	223,250

Hotels, Restaurants & Leisure (1.9%)
1011778 BC ULC/New Red Finance, Inc.
6.000%, 4/1/22§	600,000	612,000
Choctaw Resort Development Enterprise
7.250%, 11/15/19§	720,000	713,250
GLP Capital LP/GLP Financing II, Inc.
4.375%, 11/1/18	500,000	511,250
MGM Resorts International
10.000%, 11/1/16	100,000	111,250
11.375%, 3/1/18	350,000	418,250
NCL Corp. Ltd.
5.250%, 11/15/19§	150,000	150,375
Pinnacle Entertainment, Inc.
8.750%, 5/15/20	109,000	114,450
Royal Caribbean Cruises Ltd.
5.250%, 11/15/22	230,000	241,500
7.500%, 10/15/27	169,000	190,125
Scientific Games International, Inc.
6.625%, 5/15/21§	56,000	39,060
Viking Cruises Ltd.
8.500%, 10/15/22§	285,000	308,512

		3,410,022

Household Durables (0.9%)
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.
6.125%, 7/1/22§	376,000	391,040
Century Intermediate Holding Co. 2
9.750%, 2/15/19 PIK§	286,000	301,015
K Hovnanian Enterprises, Inc.
8.000%, 11/1/19§	125,000	120,000
RSI Home Products, Inc.
6.875%, 3/1/18§	464,000	484,880
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
5.625%, 3/1/24§	300,000	288,000

		1,584,935

Internet & Catalog Retail (0.4%)
SITEL LLC/Sitel Finance Corp.
11.500%, 4/1/18	1,030,000	793,100

Media (7.4%)
Altice S.A.
7.750%, 5/15/22§	814,000	817,052
AMC Entertainment, Inc.
9.750%, 12/1/20	500,000	543,750

Cablevision Systems Corp.
7.750%, 4/15/18	$90,000	$99,450
CCOH Safari LLC
5.750%, 12/1/24	1,450,000	1,466,385
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, 12/15/21§	330,000	318,450
CSC Holdings LLC
5.250%, 6/1/24§	372,000	373,860
DCP LLC/DCP Corp.
10.750%, 8/15/15§	525,000	525,032
DISH DBS Corp.
5.000%, 3/15/23	200,000	193,000
5.875%, 11/15/24§	606,000	610,545
Gray Television, Inc.
7.500%, 10/1/20	372,000	384,090
Igloo Holdings Corp.
9.000%, 12/15/17 PIK§	814,000	816,035
Interactive Data Corp.
5.875%, 4/15/19§	126,000	122,535
Lamar Media Corp.
5.375%, 1/15/24	400,000	413,000
Live Nation Entertainment, Inc.
7.000%, 9/1/20§	592,000	624,560
McGraw-Hill Global Education Holdings LLC/McGraw- Hill Global Education Finance
9.750%, 4/1/21	250,000	276,250
Metro-Goldwyn-Mayer, Inc.
5.125%, 6/26/20	600,000	594,000
MHGE Parent LLC/MHGE Parent Finance, Inc.
9.250%, 8/1/19§	609,000	590,730
Nexstar Broadcasting, Inc.
6.875%, 11/15/20	222,000	230,325
Numericable-SFR
4.875%, 5/15/19§	450,000	444,375
Regal Entertainment Group
5.750%, 3/15/22	100,000	95,250
Sinclair Television Group, Inc.
5.625%, 8/1/24§	275,000	265,375
Sirius XM Radio, Inc.
6.000%, 7/15/24§	950,000	971,375
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.000%, 1/15/25§	400,000	400,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.500%, 1/15/23§	749,000	778,960
Unitymedia KabelBW GmbH
6.125%, 1/15/25§	450,000	463,500
VTR Finance B.V.
6.875%, 1/15/24§	1,000,000	1,023,680

		13,441,564

Multiline Retail (0.2%)
99 Cents Only Stores
11.000%, 12/15/19	375,000	396,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Specialty Retail (1.2%)
Claire’s Stores, Inc.
7.750%, 6/1/20§	$325,000	$183,625
Hot Topic, Inc.
9.250%, 6/15/21§	200,000	215,000
Michaels FinCo Holdings LLC/Michaels FinCo, Inc.
8.250%, 8/1/18 PIK§	85,000	86,487
Michaels Stores, Inc.
5.875%, 12/15/20§	180,000	182,700
New Academy Finance Co. LLC/New Academy Finance Corp.
8.750%, 6/15/18 PIK§	680,000	673,200
Outerwall, Inc.
6.000%, 3/15/19	160,000	157,600
Party City Holdings, Inc.
8.875%, 8/1/20	110,000	117,975
PC Nextco Holdings LLC/PC Nextco Finance, Inc.
8.750%, 8/15/19	353,000	356,530
Petco Animal Supplies, Inc.
9.250%, 12/1/18§	205,000	213,969

		2,187,086

Total Consumer Discretionary		22,975,895

Consumer Staples (5.8%)
Beverages (0.7%)
Constellation Brands, Inc.
4.750%, 11/15/24	805,000	813,050
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.500%, 8/15/19§	514,000	512,715

		1,325,765

Food & Staples Retailing (1.0%)
BI-LO LLC/BI-LO Finance Corp.
9.375%, 9/15/18 PIK§	213,000	160,283
9.250%, 2/15/19§	339,000	308,490
Pantry, Inc.
8.375%, 8/1/20	225,000	246,375
Petco Holdings, Inc.
8.500%, 10/15/17 PIK§	625,000	631,250
Rite Aid Corp.
9.250%, 3/15/20	263,000	286,670
Tops Holding Corp./Tops Markets LLC
8.875%, 12/15/17	225,000	230,062

		1,863,130

Food Products (1.2%)
JBS Finance II Ltd.
8.250%, 1/29/18§	400,000	410,000
JBS Investments GmbH
7.250%, 4/3/24§	250,000	246,250
JBS USA LLC/JBS USA Finance, Inc.
8.250%, 2/1/20§	150,000	156,660
Progressive Solutions LLC
9.500%, 9/30/21	625,000	606,250
TreeHouse Foods, Inc.
4.875%, 3/15/22	784,000	789,880

		2,209,040

Household Products (2.5%)
Harbinger Group, Inc.
7.750%, 1/15/22§	$1,100,000	$1,111,000
7.750%, 1/15/22	300,000	303,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg)
9.875%, 8/15/19	400,000	422,000
5.750%, 10/15/20	1,333,000	1,367,991
Spectrum Brands, Inc.
6.375%, 11/15/20	350,000	366,625
6.625%, 11/15/22	300,000	318,000
6.125%, 12/15/24§	150,000	153,375
Sun Products Corp.
7.750%, 3/15/21§	682,000	572,880

		4,614,871

Tobacco (0.4%)
Vector Group Ltd.
7.750%, 2/15/21	600,000	631,500

Total Consumer Staples		10,644,306

Energy (9.5%)
Energy Equipment & Services (0.1%)
Gulfmark Offshore, Inc.
6.375%, 3/15/22	235,000	175,075

Oil, Gas & Consumable Fuels (9.4%)
American Energy – Woodford LLC/AEW Finance Corp.
9.000%, 9/15/22§	217,000	138,880
Artsonig Pty Ltd.
12.000%, 4/1/19 PIK(b)§	524,130	461,234
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp.
7.750%, 1/15/21	136,000	97,920
9.250%, 8/15/21	293,000	222,680
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/22§	719,000	697,430
Bonanza Creek Energy, Inc.
6.750%, 4/15/21	450,000	396,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
9.625%, 8/1/20	410,000	426,656
7.625%, 1/15/22	231,000	214,830
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	225,000	225,000
Chaparral Energy, Inc.
9.875%, 10/1/20	300,000	204,000
Chesapeake Energy Corp.
5.750%, 3/15/23	108,000	111,240
Concho Resources, Inc.
7.000%, 1/15/21	420,000	437,850
CONSOL Energy, Inc.
5.875%, 4/15/22§	200,000	187,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.125%, 3/1/22	312,000	295,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Energy XXI Gulf Coast, Inc.
9.250%, 12/15/17	$155,000	$102,300
Foresight Energy LLC/Foresight Energy Corp.
7.875%, 8/15/21§	825,000	814,687
Genesis Energy LP
5.625%, 6/15/24	274,000	246,600
Genesis Energy LP/Genesis Energy Finance Corp.
5.750%, 2/15/21	625,000	587,500
Gulfport Energy Corp.
7.750%, 11/1/20§	375,000	363,750
Halcon Resources Corp.
9.750%, 7/15/20	383,000	285,335
Jonah Energy LLC
7.500%, 4/24/21	125,000	106,250
Kinder Morgan, Inc.
7.800%, 8/1/31	278,000	336,666
Kodiak Oil & Gas Corp.
8.125%, 12/1/19	255,000	260,100
Linn Energy LLC/Linn Energy Finance Corp.
7.750%, 2/1/21	310,000	261,175
6.500%, 9/15/21	337,000	276,340
Magnum Hunter Resources Corp.
9.750%, 5/15/20	180,000	141,750
Memorial Production Partners LP/Memorial Production Finance Corp.
7.625%, 5/1/21	240,000	188,400
Memorial Resource Development Corp.
5.875%, 7/1/22§	575,000	520,375
Natural Resource Partners LP/NRP Finance Corp.
9.125%, 10/1/18 (b)§	450,000	436,500
Northern Blizzard Resources, Inc.
7.250%, 2/1/22§	408,000	330,480
Oasis Petroleum, Inc.
6.875%, 3/15/22	240,000	218,400
Penn Virginia Corp.
8.500%, 5/1/20	418,000	334,400
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.
8.375%, 6/1/20	735,000	784,613
Range Resources Corp.
6.750%, 8/1/20	170,000	176,375
Rex Energy Corp.
6.250%, 8/1/22§	60,000	44,700
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.625%, 7/15/22	534,000	496,620
Sanchez Energy Corp.
7.750%, 6/15/21	212,000	198,220
SandRidge Energy, Inc.
7.500%, 2/15/23	230,000	144,900
Seven Generations Energy Ltd.
8.250%, 5/15/20§	575,000	550,563
Southern Star Central Corp.
5.125%, 7/15/22§	399,000	402,990

Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.500%, 7/1/21	$249,000	$261,450
5.500%, 8/15/22	408,000	387,600
Swift Energy Co.
8.875%, 1/15/20	215,000	113,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875%, 2/1/21	400,000	408,000
Teine Energy Ltd.
6.875%, 9/30/22§	300,000	231,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.875%, 10/1/20	204,000	203,755
6.250%, 10/15/22§	560,000	568,400
Ultra Petroleum Corp.
5.750%, 12/15/18§	352,000	322,960
6.125%, 10/1/24§	354,000	304,440
Westmoreland Coal Co.
8.750%, 1/1/22§	900,000	884,250
Whiting Petroleum Corp.
5.750%, 3/15/21	475,000	437,000
WPX Energy, Inc.
5.250%, 9/15/24	375,000	350,625

		17,200,259

Total Energy		17,375,334

Financials (11.1%)
Banks (0.4%)
Credit Corp. Group Ltd.
12.000%, 7/15/18§	205,000	198,850
Sophia Holding Finance LP/Sophia Holding Finance, Inc.
9.625%, 12/1/18 PIK§	456,000	458,280

		657,130

Capital Markets (1.0%)
American Capital Ltd.
6.500%, 9/15/18§	580,000	609,000
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance
5.000%, 8/1/21§	1,300,000	1,286,080

		1,895,080

Consumer Finance (0.8%)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.500%, 5/15/21§	602,000	608,772
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc.
7.250%, 1/15/18§	474,000	488,220
Speedy Cash Intermediate Holdings Corp.
10.750%, 5/15/18§	71,000	69,580
TMX Finance LLC/TitleMax Finance Corp.
8.500%, 9/15/18§	350,000	287,000

		1,453,572

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Diversified Financial Services (4.4%)
ACE Cash Express, Inc.
11.000%, 2/1/19§		$1,050,000	$740,250
Alphabet Holding Co., Inc.
7.750%, 11/1/17 PIK		461,000	390,698
Aston Escrow Corp.
9.500%, 8/15/21§		115,000	106,375
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp.
7.750%, 2/15/18 (b)§		400,000	413,000
DFC Finance Corp.
10.500%, 6/15/20§		555,000	467,588
Infinity Acquisition LLC/Infinity Acquisition Finance Corp.
7.250%, 8/1/22§		400,000	362,000
Jefferies LoanCore LLC/JLC Finance Corp.
6.875%, 6/1/20§		600,000	547,500
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.500%, 7/1/21		725,000	659,750
Nielsen Co. Luxembourg Sarl
5.500%, 10/1/21§		150,000	150,937
Nielsen Finance LLC/Nielsen Finance Co.
5.000%, 4/15/22§		982,000	986,910
Opal Acquisition, Inc.
8.875%, 12/15/21§		1,766,000	1,792,490
Prospect Holding Co. LLC/Prospect Holding Finance Co.
10.250%, 10/1/18§		405,000	334,378
Speedy Group Holdings Corp.
12.000%, 11/15/17§		603,000	593,955
Stearns Holdings, Inc.
9.375%, 8/15/20§		462,000	464,310

			8,010,141

Insurance (2.3%)
American Equity Investment Life Holding Co.
6.625%, 7/15/21		308,000	324,940
Hockey Merger Sub 2, Inc.
7.875%, 10/1/21§		1,520,000	1,512,400
Hub Holdings LLC/Hub Holdings Finance, Inc.
8.875%, 7/15/19 PIK§		283,000	277,340
National Financial Partners Corp.
9.000%, 7/15/21§		705,000	738,928
USI, Inc.
7.750%, 1/15/21§		669,000	655,620
York Risk Services Holding Corp.
8.500%, 10/1/22§		700,000	700,000

			4,209,228

Real Estate Investment Trusts (REITs) (0.7%)
MPT Operating Partnership LP/MPT Finance Corp.
5.500%, 5/1/24		475,000	498,750
Rayonier AM Products, Inc.
5.500%, 6/1/24§		420,000	344,925

Sabra Health Care LP/Sabra Capital Corp.
5.500%, 2/1/21		$500,000	$520,000

			1,363,675

Real Estate Management & Development (0.9%)
Crescent Resources LLC/Crescent Ventures, Inc.
10.250%, 8/15/17§		180,000	193,050
Greystar Real Estate Partners LLC
8.250%, 12/1/22§		163,000	166,871
Howard Hughes Corp.
6.875%, 10/1/21§		260,000	271,700
Mattamy Group Corp.
6.500%, 11/15/20§		352,000	353,760
Realogy Group LLC
7.625%, 1/15/20§		245,000	262,150
9.000%, 1/15/20§		104,000	113,880
Realogy Group LLC/Realogy Co. – Issuer Corp.
5.250%, 12/1/21§		249,000	241,680

			1,603,091

Thrifts & Mortgage Finance (0.6%)
Provident Funding Associates LP/PFG Finance Corp.
6.750%, 6/15/21§		1,200,000	1,164,000

Total Financials			20,355,917

Health Care (9.6%)
Health Care Equipment & Supplies (0.6%)
Halyard Health, Inc.
6.250%, 10/15/22§		450,000	456,750
Immucor, Inc.
11.125%, 8/15/19		292,000	313,900
Kinetic Concepts, Inc./KCI USA, Inc.
10.500%, 11/1/18		350,000	385,000

			1,155,650

Health Care Providers & Services (6.1%)
Acadia Healthcare Co., Inc.
5.125%, 7/1/22		525,000	517,125
American Renal Holdings, Inc., Term Loan
8.500%, 3/20/20		599,878	590,880
Amsurg Corp.
5.625%, 7/15/22§		400,000	410,000
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
7.750%, 2/15/19		250,000	260,469
Capella Healthcare, Inc.
9.250%, 7/1/17		380,000	394,725
Care UK Health & Social Care plc
5.560%, 7/15/19 (l)§	GBP	500,000	724,749
CHS/Community Health Systems, Inc.
6.875%, 2/1/22		$705,000	749,944
Envision Healthcare Corp.
5.125%, 7/1/22§		375,000	372,675
Fresenius Medical Care U.S. Finance II, Inc.
4.750%, 10/15/24§		525,000	526,312
HCA Holdings, Inc.
7.750%, 5/15/21		235,000	250,863
HCA, Inc.
5.000%, 3/15/24		200,000	206,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

7.690%, 6/15/25		$110,000	$123,750
MedImpact Holdings, Inc.
10.500%, 2/1/18§		541,000	568,050
MPH Acquisition Holdings LLC
6.625%, 4/1/22§		233,000	241,155
Omnicare, Inc.
4.750%, 12/1/22		775,000	786,141
5.000%, 12/1/24		500,000	512,187
Prospect Medical Holdings, Inc.
8.375%, 5/1/19§		300,000	320,250
Select Medical Corp.
6.375%, 6/1/21		475,000	483,312
Tenet Healthcare Corp.
6.000%, 10/1/20		300,000	321,000
8.125%, 4/1/22		322,000	359,835
Truven Health Analytics, Inc.
10.625%, 6/1/20 (b)§		700,000	682,500
10.625%, 6/1/20		585,000	570,375
U.S. Renal Care, Inc.
10.250%, 12/27/19		700,000	698,250
United Surgical Partners International, Inc.
9.000%, 4/1/20		292,000	313,535
WellCare Health Plans, Inc.
5.750%, 11/15/20		175,000	180,687

			11,164,769

Pharmaceuticals (2.9%)
Capsugel S.A.
7.000%, 5/15/19 PIK§		1,464,000	1,480,470
JLL/Delta Dutch Newco B.V.
7.500%, 2/1/22§		1,103,000	1,116,788
Lantheus Medical Imaging, Inc.
9.750%, 5/15/17		472,000	453,120
Mallinckrodt International Finance S.A.
4.750%, 4/15/23		500,000	470,000
Par Pharmaceutical Cos., Inc.
7.375%, 10/15/20		310,000	324,725
Valeant Pharmaceuticals International, Inc.
6.875%, 12/1/18§		159,000	164,068
6.375%, 10/15/20§		802,000	838,090
7.500%, 7/15/21§		478,000	516,240

			5,363,501

Total Health Care			17,683,920

Industrials (12.6%)
Aerospace & Defense (1.1%)
Bombardier, Inc.
6.125%, 1/15/23§		434,000	442,680
DynCorp International, Inc.
10.375%, 7/1/17		739,000	628,150
GenCorp, Inc.
7.125%, 3/15/21		335,000	350,703
KLX, Inc.
5.875%, 12/1/22§		284,000	285,420
Spirit AeroSystems, Inc.
5.250%, 3/15/22		108,000	109,350
TransDigm, Inc.
6.500%, 7/15/24		214,000	215,070

			2,031,373

Air Freight & Logistics (0.2%)
DH Services Luxembourg Sarl
7.750%, 12/15/20§		$310,000	$324,725

Building Products (0.4%)
Nortek, Inc.
8.500%, 4/15/21		468,000	500,760
Reliance Intermediate Holdings LP
9.500%, 12/15/19§		285,000	297,825

			798,585

Commercial Services & Supplies (2.6%)
Anna Merger Sub, Inc.
7.750%, 10/1/22§		258,000	261,225
Covanta Holding Corp.
5.875%, 3/1/24		210,000	214,725
Iron Mountain Europe plc
6.125%, 9/15/22§	GBP	650,000	1,039,683
Jaguar Holding Co. I
9.375%, 10/15/17 PIK§		$1,466,000	1,497,226
Multi-Color Corp.
6.125%, 12/1/22§		680,000	674,900
Mustang Merger Corp.
8.500%, 8/15/21§		220,000	209,000
Safway Group Holding LLC/Safway Finance Corp.
7.000%, 5/15/18§		160,000	152,000
TransUnion Holding Co., Inc.
8.875%, 6/15/18		397,000	406,925
10.375%, 6/15/18 PIK		400,000	409,120

			4,864,804

Construction & Engineering (1.6%)
AECOM Technology Corp.
5.875%, 10/15/24§		550,000	561,000
Brand Energy & Infrastructure Services, Inc.
8.500%, 12/1/21§		475,000	425,125
Michael Baker Holdings LLC/Micahel Baker Finance Corp.
8.875%, 4/15/19 PIK§		660,000	636,900
Michael Baker International LLC/CDL Acquisition Co., Inc.
8.250%, 10/15/18§		737,000	733,776
Modular Space Corp.
10.250%, 1/31/19§		207,000	179,055
Tutor Perini Corp.
7.625%, 11/1/18		305,000	315,675

			2,851,531

Electrical Equipment (0.3%)
International Wire Group Holdings, Inc.
8.500%, 10/15/17§		472,000	494,715

Industrial Conglomerates (0.3%)
Sequa Corp.
7.000%, 12/15/17§		556,000	500,400

Machinery (2.8%)
Amsted Industries, Inc.
5.000%, 3/15/22§		875,000	859,687
5.375%, 9/15/24§		250,000	242,969
BlueLine Rental Finance Corp.
7.000%, 2/1/19§		159,000	162,975

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Case New Holland Industrial, Inc.
7.875%, 12/1/17	$120,000	$132,000
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/21§	600,000	564,000
CNH Industrial Capital LLC
3.250%, 2/1/17	1,000,000	990,000
Dynacast International LLC/Dynacast Finance, Inc.
9.250%, 7/15/19	420,000	450,450
Park-Ohio Industries, Inc.
8.125%, 4/1/21	212,000	224,323
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.875%, 8/1/20§	693,000	731,115
Vander Intermediate Holding II Corp.
10.500%, 2/1/19 PIK§	453,000	468,855
Waterjet Holdings, Inc.
7.625%, 2/1/20§	259,000	266,932

		5,093,306

Professional Services (0.4%)
IHS, Inc.
5.000%, 11/1/22§	735,000	727,650

Road & Rail (0.5%)
Kenan Advantage Group, Inc.
8.375%, 12/15/18§	250,000	257,500
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp.
10.750%, 2/15/18 PIK§	300,000	304,500
Watco Cos. LLC/Watco Finance Corp.
6.375%, 4/1/23§	394,000	393,015

		955,015

Trading Companies & Distributors (2.1%)
Ahern Rentals, Inc.
9.500%, 6/15/18§	500,000	513,750
HD Supply, Inc.
11.500%, 7/15/20	519,000	592,958
Interline Brands, Inc.
10.000%, 11/15/18 PIK	170,000	178,075
International Lease Finance Corp.
8.625%, 1/15/22	417,000	514,995
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co.
6.875%, 2/15/19§	285,000	275,381
Jurassic Holdings III, Inc.
6.875%, 2/15/21§	173,000	161,323
Roofing Supply Group LLC/Roofing Supply Finance, Inc.
10.000%, 6/1/20§	230,000	228,275
SEI Holdings I, Inc.
9.000%, 3/24/22	425,000	382,500
Shale-Inland Holdings LLC/Shale-Inland Finance Corp.
8.750%, 11/15/19§	575,000	581,109
Solenis International LP
7.750%, 7/31/22	525,000	510,125

		3,938,491

Transportation Infrastructure (0.3%)
Aguila 3 S.A.
7.875%, 1/31/18§	$632,000	$613,040

Total Industrials		23,193,635

Information Technology (8.4%)
Electronic Equipment, Instruments & Components (0.7%)
Anixter, Inc.
5.125%, 10/1/21	400,000	400,000
Brightstar Corp.
7.250%, 8/1/18§	206,000	219,905
CDW LLC/CDW Finance Corp.
8.500%, 4/1/19 (b)	85,000	89,675
CPI International, Inc.
8.750%, 2/15/18	165,000	169,538
MMI International Ltd.
8.000%, 3/1/17§	450,000	447,750

		1,326,868

Internet Software & Services (2.1%)
Asurion LLC
8.500%, 2/19/21	675,000	669,516
Bankrate, Inc.
6.125%, 8/15/18§	328,000	305,245
Equinix, Inc.
4.875%, 4/1/20	150,000	149,250
5.375%, 1/1/22	450,000	454,230
5.750%, 1/1/25	845,000	852,436
j2 Global, Inc.
8.000%, 8/1/20	275,000	296,312
Pacnet Ltd.
9.000%, 12/12/18§	585,000	652,275
TCH 2 Holdings LLC
8.750%, 11/6/21	500,000	475,000

		3,854,264

IT Services (1.3%)
Alliance Data Systems Corp.
5.375%, 8/1/22§	1,792,000	1,769,600
SRA International, Inc.
11.000%, 10/1/19	550,000	584,375

		2,353,975

Semiconductors & Semiconductor Equipment (0.4%)
Advanced Micro Devices, Inc.
6.750%, 3/1/19	576,000	541,440
Magnachip Semiconductor Corp.
6.625%, 7/15/21	284,000	257,730

		799,170

Software (3.8%)
Audatex North America, Inc.
6.000%, 6/15/21§	1,574,000	1,621,220
6.125%, 11/1/23§	400,000	410,750
BCP Singapore VI Cayman Financing Co., Ltd.
8.000%, 4/15/21§	463,000	463,000
BMC Software Finance, Inc.
8.125%, 7/15/21§	345,000	324,300
Boxer Parent Co., Inc.
9.750%, 10/15/19 PIK§	1,005,000	854,250
Infor Software Parent LLC/Infor Software Parent, Inc.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

7.875%, 5/1/21 PIK§		$570,000	$562,875
Infor U.S., Inc.
11.500%, 7/15/18		170,000	185,831
9.375%, 4/1/19		390,000	419,250
10.000%, 4/1/19	EUR	525,000	686,099
ION Trading Technologies Ltd.
7.250%, 5/21/21		$100,000	94,500
Nuance Communications, Inc.
5.375%, 8/15/20§		380,000	380,950
Sophia LP/Sophia Finance, Inc.
9.750%, 1/15/19§		593,000	633,027
TIBCO Holdings, Inc.
5.500%, 11/25/15		400,000	385,667

			7,021,719

Technology Hardware, Storage & Peripherals (0.1%)
NCR Corp.
6.375%, 12/15/23		71,000	73,840

Total Information Technology			15,429,836

Materials (6.9%)
Chemicals (0.8%)
Eco Services Operations LLC/Eco Finance Corp.
8.500%, 11/1/22§		215,000	218,225
Ineos Finance plc
7.500%, 5/1/20§		450,000	472,500
Nexeo Solutions LLC/Nexeo Solutions Finance Corp.
8.375%, 3/1/18		239,000	231,830
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.500%, 4/15/21§		282,000	250,980
TPC Group, Inc.
8.750%, 12/15/20§		302,000	293,695

			1,467,230

Commercial Services & Supplies (0.3%)
Nufarm Australia Ltd.
6.375%, 10/15/19§		603,000	607,522

Construction Materials (0.2%)
Summit Materials LLC/Summit Materials Finance Corp.
10.500%, 1/31/20		408,000	452,880

Containers & Packaging (1.2%)
Ardagh Finance Holdings S.A.
8.625%, 6/15/19 PIK§		208,768	205,636
BWAY Holding Co.
9.125%, 8/15/21§		695,000	696,738
Coveris Holdings S.A.
7.875%, 11/1/19§		206,000	212,180
Exopack Holding Corp.
10.000%, 6/1/18§		150,000	159,000
Sealed Air Corp.
5.125%, 12/1/24§		924,000	933,240

			2,206,794

Metals & Mining (4.4%)
Aleris International, Inc.
7.875%, 11/1/20		331,000	329,345

ArcelorMittal
6.750%, 2/25/22		$360,000	$384,300
7.500%, 10/15/39		530,000	548,550
Barminco Finance Pty Ltd.
9.000%, 6/1/18§		1,478,000	1,330,200
FMG Resources Pty Ltd.
6.000%, 4/1/17§		450,000	430,312
8.250%, 11/1/19§		688,000	627,800
Global Brass and Copper, Inc.
9.500%, 6/1/19		490,000	529,506
HudBay Minerals, Inc.
9.500%, 10/1/20		373,000	361,810
JM Huber Corp.
9.875%, 11/1/19§		500,000	550,000
JMC Steel Group, Inc.
8.250%, 3/15/18§		235,000	219,725
Novelis, Inc./Georgia
8.750%, 12/15/20		500,000	530,000
Optima Specialty Steel, Inc.
12.500%, 12/15/16§		150,000	156,000
Prince Mineral Holding Corp.
12.000%, 12/15/19§		406,000	415,135
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20§		625,000	649,219
SunCoke Energy, Inc.
7.625%, 8/1/19		200,000	207,000
Thompson Creek Metals Co., Inc.
12.500%, 5/1/19		349,000	346,383
WireCo WorldGroup, Inc.
9.500%, 5/15/17		400,000	403,000

			8,018,285

Total Materials			12,752,711

Telecommunication Services (6.7%)
Diversified Telecommunication Services (4.6%)
CCO Holdings LLC/CCO Holdings Capital Corp.
7.250%, 10/30/17		320,000	332,960
5.750%, 9/1/23		125,000	127,187
Columbus International, Inc.
7.375%, 3/30/21§		200,000	209,500
Hughes Satellite Systems Corp.
6.500%, 6/15/19		800,000	858,000
Intelsat Jackson Holdings S.A.
7.250%, 10/15/20		1,230,000	1,300,725
5.500%, 8/1/23		475,000	471,200
Intelsat Luxembourg S.A.
8.125%, 6/1/23		690,000	703,800
Level 3 Communications, Inc.
5.750%, 12/1/22§		246,000	247,538
Level 3 Escrow II, Inc.
5.375%, 8/15/22§		500,000	503,750
Level 3 Financing, Inc.
6.125%, 1/15/21		575,000	595,125
Sable International Finance Ltd.
0.000%, 11/6/16		450,000	447,750
Sprint Capital Corp.
6.875%, 11/15/28		100,000	89,000
8.750%, 3/15/32		619,000	598,882
Telesat Canada/Telesat LLC
6.000%, 5/15/17§		475,000	484,500

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Virgin Media Finance plc
6.000%, 10/15/24§		$300,000	$314,063
6.375%, 10/15/24§	GBP	275,000	460,761
Virgin Media Secured Finance plc
6.000%, 4/15/21§		400,000	654,487

			8,399,228

Wireless Telecommunication Services (2.1%)
Digicel Group Ltd.
8.250%, 9/30/20§		$282,000	273,540
Digicel Ltd.
8.250%, 9/1/17§		300,000	303,000
Sprint Corp.
7.250%, 9/15/21		500,000	496,900
7.875%, 9/15/23		570,000	562,704
7.125%, 6/15/24		230,000	213,325
T-Mobile USA, Inc.
6.000%, 3/1/23		700,000	707,000
6.625%, 4/1/23		100,000	102,400
6.500%, 1/15/24		875,000	896,875
6.375%, 3/1/25		423,000	428,711

			3,984,455

Total Telecommunication Services			12,383,683

Utilities (0.5%)
Electric Utilities (0.1%)
RJS Power Holdings LLC
5.125%, 7/15/19§		250,000	245,000

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp.
9.750%, 4/15/16		16,000	17,400
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
7.625%, 11/1/24§		335,000	340,461
PPL Energy Supply LLC
4.600%, 12/15/21		326,000	298,290

			656,151

Total Utilities			901,151

Total Corporate Bonds			153,696,388

Total Long-Term Debt Securities (83.7%) (Cost $159,160,518)			153,696,388

	Number of Shares		Value (Note 1)
PREFERRED STOCK:
Financials (0.1%)
Consumer Finance (0.1%)
GMAC Capital Trust I
8.125% (l)		4,000	105,520

Total Preferred Stocks (0.1%) (Cost $108,400)			105,520

COMMON STOCK:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
General Maritime Corp. (b)*†		1,166	15,304

Total Common Stocks (0.0%) (Cost $15,304)			15,304

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.5%)
iShares® iBoxx $ High Yield Corporate Bond ETF		109,740	9,832,704
SPDR® Barclays High Yield Bond ETF		247,415	9,552,693

Total Investment Companies (10.5%) (Cost $20,255,256)			19,385,397

	Number of Warrants		Value (Note 1)

WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
General Maritime Corp., expiring 5/17/17 (b)*† (Cost $—)		1,803	$—

Total Investments (94.3%) (Cost $179,539,478)			173,202,609
Other Assets Less Liabilities (5.7%)			10,543,310

Net Assets (100%)			$183,745,919

*	Non-income producing.
†	Securities (totaling $15,304 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $89,606,680 or 48.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security. At December 31, 2014, the market value of these securities amounted to $2,098,213 or 1.14% of net assets.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
PIK	— Payment-in Kind Security

Country Diversification As a Percentage of Total Net Assets
Australia	1.9%
Austria	0.1
Barbados	0.1
Bermuda	0.9
Canada	3.5
Cayman Islands	0.5
France	0.3
Germany	0.9
Ireland	0.6
Liberia	0.2
Luxembourg	3.9
Malaysia	0.3
Netherlands	1.4
United Kingdom	1.6
United States	78.1
Cash and Other	5.7

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/7/15	JPMorgan Chase Bank	275	$445,348	$428,608	$16,740
British Pound vs. U.S. Dollar, expiring 1/16/15	JPMorgan Chase Bank	475	759,001	740,269	18,732
British Pound vs. U.S. Dollar, expiring 2/6/15	JPMorgan Chase Bank	425	678,138	662,236	15,902
British Pound vs. U.S. Dollar, expiring 2/18/15	JPMorgan Chase Bank	675	1,056,712	1,051,690	5,022
British Pound vs. U.S. Dollar, expiring 3/17/15	JPMorgan Chase Bank	25	39,345	38,943	402
European Union Euro vs. U.S. Dollar, expiring 2/26/15	JPMorgan Chase Bank	575	713,865	696,123	17,742

					$74,540

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Energy	$—	$—	$15,304		$15,304
Corporate Bonds
Consumer Discretionary	—	22,975,895	—		22,975,895
Consumer Staples	—	10,644,306	—		10,644,306
Energy	—	17,375,334	—		17,375,334
Financials	—	20,355,917	—		20,355,917
Health Care	—	17,683,920	—		17,683,920
Industrials	—	23,193,635	—		23,193,635
Information Technology	—	15,429,836	—		15,429,836
Materials	—	12,752,711	—		12,752,711
Telecommunication Services	—	12,383,683	—		12,383,683
Utilities	—	901,151	—		901,151
Forward Currency Contracts	—	74,540	—		74,540
Investment Companies
Exchange Traded Funds (ETFs)	19,385,397	—	—		19,385,397
Preferred Stocks
Financials	105,520	—	—		105,520
Warrants
Energy	—	—	—	(a)	—	(a)

Total Assets	$19,490,917	$153,770,928	$15,304		$173,277,149

Total Liabilities	$—	$—	$—		$—

Total	$19,490,917	$153,770,928	$15,304		$173,277,149

(a)	Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$74,540

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$236,542	$236,542

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$74,540	$74,540

^ The Portfolio held forward foreign currency as a substitute for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $4,470,000 for eight months during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$74,540	$—	$—	$74,540

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$164,208,443
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$97,241,278

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$624,879
Aggregate gross unrealized depreciation	(6,984,441)

Net unrealized depreciation	$(6,359,562)

Federal income tax cost of investments	$179,562,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2014

ASSETS
Investments at value (Cost $179,539,478)	$173,202,609
Cash	7,962,014
Foreign cash (Cost $30,774)	30,592
Dividends, interest and other receivables	2,885,974
Receivable for securities sold	1,103,336
Unrealized appreciation on forward foreign currency contracts	74,540
Receivable from Separate Accounts for Trust shares sold	45,516
Other assets	185

Total assets	185,304,766

LIABILITIES
Payable for securities purchased	1,382,804
Investment management fees payable	91,023
Administrative fees payable	18,859
Distribution fees payable – Class IB	7,066
Payable to Separate Accounts for Trust shares redeemed	2,297
Trustees’ fees payable	313
Accrued expenses	56,485

Total liabilities	1,558,847

NET ASSETS	$183,745,919

Net assets were comprised of:
Paid in capital	$190,965,982
Accumulated undistributed net investment income (loss)	1,751
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(958,135)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(6,263,679)

Net assets	$183,745,919

Class IB
Net asset value, offering and redemption price per share, $33,545,092 / 3,398,019 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class K
Net asset value, offering and redemption price per share, $150,200,827 / 15,222,323 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$7,869,771
Dividends	941,989

Total income	8,811,760

EXPENSES
Investment management fees	816,285
Administrative fees	197,553
Custodian fees	86,500
Distribution fees – Class IB	77,428
Recoupment fees	67,986
Professional fees	47,933
Printing and mailing expenses	13,061
Trustees’ fees	2,964
Offering costs	2,031
Miscellaneous	24,589

Total expenses	1,336,330

NET INVESTMENT INCOME (LOSS)	7,475,430

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(988,691)
Foreign currency transactions	312,925

Net realized gain (loss)	(675,766)

Change in unrealized appreciation (depreciation) on:
Investments	(6,820,799)
Foreign currency translations	73,190

Net change in unrealized appreciation (depreciation)	(6,747,609)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,423,375)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$52,055

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,475,430	$3,001,078
Net realized gain (loss) on investments and foreign currency transactions	(675,766)	145,621
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,747,609)	483,930

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,055	3,630,629

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(1,327,516)	(1,289,590)
Class K	(6,361,127)	(1,754,835)

	(7,688,643)	(3,044,425)

Distributions from net realized capital gains
Class IB	(12,627)	(62,636)
Class K	(56,809)	(81,285)

	(69,436)	(143,921)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(7,758,079)	(3,188,346)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 761,133 and 2,580,395 shares, respectively ]	7,921,388	25,893,064
Capital shares issued in reinvestment of dividends and distributions [ 137,091 and 134,455 shares,respectively ]	1,340,143	1,352,226
Capital shares repurchased [ (179,717) and (35,338) shares, respectively ]	(1,864,713)	(363,518)

Total Class IB transactions	7,396,818	26,881,772

Class K
Capital shares sold [ 8,964,562 and 3,349,475 shares, respectively ]	93,444,409	33,568,424
Capital shares sold in-kind (Note 9)[ 5,622,179 and 0 shares, respectively ]	58,378,349	—
Capital shares issued in reinvestment of dividends and distributions [ 656,910 and 182,604 shares,respectively ]	6,417,936	1,836,120
Capital shares repurchased [ (3,485,547) and (67,860) shares, respectively ]	(36,214,841)	(699,327)

Total Class K transactions	122,025,853	34,705,217

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	129,422,671	61,586,989

TOTAL INCREASE (DECREASE) IN NET ASSETS	121,716,647	62,029,272
NET ASSETS:
Beginning of period	62,029,272	—

End of period (a)	$183,745,919	$62,029,272

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$1,751	$—

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.55	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	0.11

Total from investment operations	0.18	0.63

Less distributions:
Dividends from net investment income	(0.41)	(0.51)
Distributions from net realized gains	— #	(0.02)

Total dividends and distributions	(0.41)	(0.53)

Net asset value, end of period	$9.87	$10.10

Total return (b)	1.86%	6.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,545	$27,055
Ratio of expenses to average net assets:
After waivers (a)(f)	1.18%	1.20%
Before waivers (a)(f)	1.18%	1.32%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.30%	5.69	%(l)
Before waivers (a)(f)	5.30%	5.57	%(l)
Portfolio turnover rate (z)^	75%	84%
Class K	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.58	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.37)	0.11

Total from investment operations	0.21	0.66

Less distributions:
Dividends from net investment income	(0.44)	(0.54)
Distributions from net realized gains	— #	(0.02)

Total dividends and distributions	(0.44)	(0.56)

Net asset value, end of period	$9.87	$10.10

Total return (b)	2.13%	6.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$150,201	$34,974
Ratio of expenses to average net assets:
After waivers (a)(f)	0.92%	0.95%
Before waivers (a)(f)	0.92%	1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	5.55%	5.95	%(l)
Before waivers (a)(f)	5.55%	5.83	%(l)
Portfolio turnover rate (z)^	75%	84%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.58%	2.16%	2.44%
Portfolio – Class IB Shares	1.59	2.05	2.26
Portfolio – Class K Shares***	1.84	N/A	0.75
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	3.76
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.59% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index, returned 2.52% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

2014 was an unexpected year for U.S. fixed income as treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation, even as the U.S. economy displayed signs of healthy growth from mid-year onward. Conversely, the year didn’t begin as it ended, starting off with weak employment reports and a dismal first quarter gross domestic product (GDP). Things quickly changed, however, with a clearer growth picture showing better GDP and employment prints from second quarter and onward. The Federal Reserve also weighed in on the situation, showing patience with any possible rate increases over the course of the year but notably ending the quantitative easing (QE) program in October that began in 2008.

The annual return results by the major components in this index came in as follows: Intermediate U.S. Treasury 2.57% and Intermediate U.S. Agency 2.05%.

It was a series of geopolitical events and increased volatility in stock and commodity markets over the course of 2014 that provided support for U.S. government bonds as tensions between Russia and Ukraine peaked in the second quarter, the U.S. began airstrikes in Syria to battle ISIS and the Scottish independence referendum caused investor uneasiness in the third quarter. The relatively higher yields on U.S. bonds versus other countries such as Germany and Japan also assisted in the rally as spreads between the U.S. generic 10 year Treasury and its G7 peers hit the highest since November 2006 with the soaring U.S. dollar adding to the allure for U.S. denominated assets.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	3.33
Weighted Average Coupon (%)	2.01
Weighted Average Modified Duration (Years)*	3.24
Weighted Average Rating**	AA1

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities,money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	88.2%
Investment Companies	10.2
Corporate Bonds	1.0
Cash and Other	0.6

Total	100.0%

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,004.97	$3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class IB
Actual	1,000.00	1,004.98	3.59
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.63	3.62
Class K
Actual	1,000.00	1,005.55	2.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.89	2.34

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Corporate Bonds (1.0%)
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Petroleos Mexicanos
2.378%, 4/15/25	$4,705,000	$4,657,762

Total Energy		4,657,762

Financials (0.5%)
Diversified Financial Services (0.5%)
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	280,000	287,766
3.450%, 6/12/21	280,000	300,516
Private Export Funding Corp.
1.375%, 2/15/17	740,000	743,882
1.875%, 7/15/18	10,250,000	10,328,365
4.375%, 3/15/19	280,000	308,735
2.250%, 3/15/20	10,000,000	10,087,002
2.050%, 11/15/22	10,325,000	9,942,078
3.550%, 1/15/24	5,979,000	6,374,421

Total Financials		38,372,765

Utilities (0.5%)
Independent Power and Renewable Electricity Producers (0.5%)
Tennessee Valley Authority
5.500%, 7/18/17	1,850,000	2,054,943
3.875%, 2/15/21	3,345,000	3,674,445
1.875%, 8/15/22	12,000,000	11,543,380
2.875%, 9/15/24	20,000,000	20,330,062

Total Utilities		37,602,830

Total Corporate Bonds		80,633,357

Government Securities (88.2%)
Foreign Government (0.2%)
Republic of Ukraine
1.844% 5/16/19	10,763,000	10,805,191

U.S. Government Agencies (48.6%)
Federal Farm Credit Bank
0.450% 7/12/16	7,280,000	7,262,199
5.125% 8/25/16	7,450,000	7,992,627
0.540% 11/7/16	5,000,000	4,968,687
4.875% 1/17/17	20,050,000	21,683,792
1.150% 10/10/17	10,000,000	10,018,565
1.125% 12/18/17	10,000,000	9,980,676
2.500% 6/20/22	9,000,000	8,889,456
Federal Home Loan Bank
0.375% 2/19/16	35,000,000	34,966,039
1.000% 3/11/16	20,000,000	20,130,842
3.125% 3/11/16	4,650,000	4,791,347
5.375% 5/18/16	53,000,000	56,549,823
2.125% 6/10/16	23,300,000	23,810,692
0.375% 6/24/16	35,000,000	34,887,829
1.300% 8/11/16	10,000,000	10,060,925
2.000% 9/9/16	14,000,000	14,312,760
0.500% 9/28/16	42,000,000	41,898,557
1.125% 9/28/16	50,000,000	50,144,975
0.750% 10/28/16	10,000,000	10,000,390
0.625% 11/23/16	35,385,000	35,316,212
0.750% 11/28/16	10,714,286	10,708,646

1.625% 12/9/16	$30,000,000	$30,480,507
0.750% 12/16/16	10,000,000	9,980,872
4.750% 12/16/16	15,850,000	17,100,104
0.750% 12/19/16	10,000,000	9,979,275
0.625% 12/28/16	50,000,000	49,867,850
0.800% 12/30/16	10,000,000	9,994,681
0.875% 3/10/17	20,000,000	19,994,580
1.000% 3/27/17	18,855,000	18,846,928
1.625% 4/13/17	5,000,000	5,045,211
4.875% 5/17/17	32,000,000	34,927,955
0.875% 5/24/17	31,000,000	30,992,123
5.250% 6/5/17	4,650,000	5,125,374
1.000% 6/9/17	18,650,000	18,661,212
1.000% 6/21/17	47,000,000	47,041,290
1.050% 7/26/17	9,300,000	9,275,794
2.250% 9/8/17	1,850,000	1,908,442
1.375% 10/30/17	10,000,000	9,997,667
5.000% 11/17/17	25,000,000	27,717,828
1.050% 1/30/18	25,000,000	24,780,110
1.375% 3/9/18	15,000,000	15,026,391
1.200% 5/24/18	20,000,000	19,820,588
1.300% 6/5/18	20,000,000	19,883,712
4.750% 6/8/18	1,850,000	2,061,128
1.150% 7/25/18	20,000,000	19,719,994
1.875% 3/8/19	32,600,000	32,957,922
5.375% 5/15/19	1,850,000	2,142,382
1.625% 6/14/19	6,000,000	5,987,933
4.125% 12/13/19	450,000	500,360
1.875% 3/13/20	20,000,000	19,996,680
4.125% 3/13/20	4,650,000	5,164,004
2.875% 9/11/20	10,000,000	10,491,862
4.625% 9/11/20	9,500,000	10,865,464
3.625% 3/12/21	450,000	490,385
5.625% 6/11/21	1,850,000	2,239,865
2.875% 9/13/24	5,000,000	5,135,539
Federal Home Loan Mortgage Corp.
5.250% 4/18/16	56,000,000	59,447,226
0.500% 5/13/16	35,000,000	34,992,461
0.500% 5/27/16	25,000,000	24,977,933
2.500% 5/27/16	25,500,000	26,195,525
0.500% 6/6/16	15,000,000	14,984,016
0.600% 6/27/16	10,000,000	9,997,346
5.500% 7/18/16	19,500,000	20,959,797
0.650% 7/29/16	10,000,000	10,002,854
2.000% 8/25/16	25,000,000	25,566,413
0.580% 8/26/16	5,000,000	4,992,315
0.700% 9/27/16	5,000,000	4,997,111
0.650% 9/30/16	20,000,000	19,972,536
0.750% 10/5/16	15,000,000	14,940,789
0.875% 10/14/16	50,000,000	50,186,370
5.125% 10/18/16	19,100,000	20,601,596
0.600% 10/25/16	15,000,000	14,954,782
0.900% 1/9/17	10,000,000	9,997,234
5.000% 2/16/17	13,000,000	14,135,935
0.875% 2/22/17	40,000,000	40,099,124
1.000% 3/8/17	57,950,000	58,064,990
0.950% 3/17/17	10,000,000	9,992,156
0.920% 3/30/17	10,000,000	9,983,655
5.000% 4/18/17	21,800,000	23,817,082
0.700% 5/8/17	5,000,000	4,955,364
1.250% 5/12/17	40,300,000	40,574,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

1.000% 6/9/17	$5,000,000	$4,984,349
1.000% 6/29/17	26,000,000	26,035,781
1.150% 6/30/17	20,000,000	19,994,630
1.000% 7/25/17	4,650,000	4,648,426
1.000% 7/28/17	40,950,000	40,964,750
5.500% 8/23/17	16,800,000	18,753,763
1.000% 9/12/17	4,650,000	4,626,411
1.000% 9/29/17	59,300,000	59,219,103
1.375% 10/16/17	10,000,000	9,999,440
5.125% 11/17/17	37,400,000	41,617,179
1.250% 12/5/17	20,000,000	19,952,934
0.750% 1/12/18	60,000,000	59,223,822
0.875% 3/7/18	50,000,000	49,430,465
1.200% 3/20/18	11,200,000	11,136,549
1.100% 5/7/18	5,000,000	4,952,808
4.875% 6/13/18	28,000,000	31,366,059
3.750% 3/27/19	41,550,000	45,128,984
1.750% 5/30/19	48,650,000	48,868,093
2.000% 7/30/19	200,000	202,854
1.250% 8/1/19	31,000,000	30,393,767
1.250% 10/2/19	60,500,000	59,279,207
1.375% 5/1/20	100,000,000	97,555,880
2.375% 1/13/22	110,000,000	111,442,078
Federal National Mortgage Association
0.520% 2/26/16	5,000,000	5,003,193
2.000% 3/10/16	450,000	458,320
2.250% 3/15/16	13,050,000	13,320,204
5.000% 3/15/16	46,100,000	48,583,970
0.500% 3/30/16	60,000,000	59,973,594
2.375% 4/11/16	34,500,000	35,337,981
0.625% 4/29/16	10,000,000	10,010,088
0.375% 7/5/16	30,000,000	29,916,978
5.375% 7/15/16	27,950,000	29,982,303
0.625% 8/26/16	20,000,000	20,005,584
5.250% 9/15/16	19,805,000	21,326,285
0.625% 9/26/16	5,000,000	4,994,284
1.250% 9/28/16	49,700,000	50,206,165
1.375% 11/15/16	30,000,000	30,363,153
4.875% 12/15/16	38,650,000	41,747,500
1.250% 1/30/17	47,950,000	48,378,985
5.000% 2/13/17	41,350,000	44,988,854
0.750% 3/6/17	3,000,000	2,987,938
0.750% 4/20/17	30,000,000	29,922,609
1.125% 4/27/17	41,000,000	41,176,464
5.000% 5/11/17	53,650,000	58,680,761
2.000% 5/16/17	10,000,000	10,186,674
(Zero Coupon), 6/1/17	1,400,000	1,365,773
5.375% 6/12/17	40,860,000	45,155,812
1.070% 7/28/17	10,000,000	10,005,880
1.000% 8/14/17	5,000,000	4,964,362
1.000% 8/21/17	2,350,000	2,339,983
0.875% 8/28/17	37,250,000	37,097,778
1.100% 8/28/17	4,650,000	4,638,424
1.000% 9/20/17	30,000,000	29,891,472
2.000% 9/26/17	5,000,000	5,101,111
1.000% 9/27/17	12,500,000	12,481,302
0.875% 10/26/17	60,000,000	59,640,234
0.900% 11/7/17	20,000,000	19,811,896
0.875% 12/20/17	50,000,000	49,559,325
1.000% 12/28/17	25,000,000	24,723,332
1.030% 1/30/18	10,000,000	9,912,011
0.875% 2/8/18	50,000,000	49,479,380

1.200% 2/28/18	$5,000,000	$4,972,536
0.875% 5/21/18	65,000,000	63,983,887
1.125% 5/25/18	25,000,000	24,772,532
1.500% 5/25/18	15,000,000	14,988,795
1.875% 9/18/18	40,000,000	40,632,920
1.250% 10/17/18	2,000,000	1,975,457
1.625% 11/27/18	60,000,000	60,392,736
1.250% 12/28/18	1,000,000	986,211
1.750% 1/30/19	2,350,000	2,367,147
1.875% 2/19/19	40,000,000	40,485,032
1.750% 6/20/19	40,000,000	40,199,792
1.750% 9/12/19	50,000,000	50,107,910
1.700% 10/4/19	13,764,000	13,695,731
(Zero Coupon), 10/9/19	950,000	854,116
1.550% 10/15/19	2,000,000	1,982,629
1.500% 10/17/19	10,000,000	9,896,837
1.330% 10/24/19	5,000,000	4,908,428
1.550% 10/29/19	10,000,000	9,912,255
1.850% 11/20/19	5,000,000	4,982,903
1.920% 11/25/19	10,000,000	10,016,725
1.950% 11/25/19	10,000,000	10,023,239
1.750% 11/26/19	10,000,000	10,003,100
1.630% 1/10/20	20,000,000	19,846,144
1.700% 3/27/20	2,000,000	1,992,304
2.250% 10/17/22	20,000,000	19,447,944
2.200% 10/25/22	16,000,000	15,510,955
2.500% 3/27/23	10,000,000	9,793,710
2.625% 9/6/24	55,000,000	55,710,693
Financing Corp.
9.400% 2/8/18	930,000	1,162,756
9.650% 11/2/18	1,950,000	2,546,429
8.600% 9/26/19	380,000	499,657

		3,894,114,948

U.S. Treasuries (39.4%)
U.S. Treasury Bonds
9.250% 2/15/16	1,300,000	1,428,388
7.250% 5/15/16	4,650,000	5,076,356
7.500% 11/15/16	14,000,000	15,769,004
8.750% 5/15/17	6,450,000	7,645,013
8.875% 8/15/17	3,250,000	3,913,425
9.125% 5/15/18	2,800,000	3,528,141
9.000% 11/15/18	2,800,000	3,605,413
8.875% 2/15/19	9,300,000	12,067,476
8.125% 8/15/19	2,800,000	3,618,207
8.500% 2/15/20	1,850,000	2,472,943
8.750% 5/15/20	2,800,000	3,812,531
8.750% 8/15/20	6,500,000	8,928,927
7.875% 2/15/21	2,800,000	3,779,270
8.125% 5/15/21	3,250,000	4,469,068
8.000% 11/15/21	2,800,000	3,894,215
7.125% 2/15/23	2,000,000	2,764,767
6.250% 8/15/23	1,000,000	1,331,231
U.S. Treasury Notes
0.375% 1/15/16	3,000,000	3,002,432
0.375% 1/31/16	80,000,000	80,057,032
2.000% 1/31/16	24,700,000	25,139,727
4.500% 2/15/16	17,250,000	18,044,107
0.250% 2/29/16	80,000,000	79,886,720
2.125% 2/29/16	6,050,000	6,172,861
2.625% 2/29/16	9,800,000	10,053,374
0.375% 3/15/16	35,000,000	34,997,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

0.375% 3/31/16	$5,000,000	$4,998,755
2.250% 3/31/16	9,300,000	9,515,244
2.375% 3/31/16	23,050,000	23,612,632
0.250% 4/15/16	20,000,000	19,964,550
2.000% 4/30/16	14,000,000	14,287,041
2.625% 4/30/16	14,000,000	14,403,320
5.125% 5/15/16	8,400,000	8,935,664
0.375% 5/31/16	25,000,000	24,978,638
1.750% 5/31/16	8,850,000	9,008,634
3.250% 5/31/16	3,750,000	3,895,880
0.500% 6/15/16	15,000,000	15,008,130
1.500% 6/30/16	18,650,000	18,925,833
3.250% 6/30/16	27,950,000	29,084,105
1.500% 7/31/16	26,100,000	26,494,175
3.250% 7/31/16	14,000,000	14,596,983
4.875% 8/15/16	6,500,000	6,953,413
1.000% 8/31/16	23,300,000	23,466,558
3.000% 8/31/16	20,500,000	21,326,006
0.875% 9/15/16	5,000,000	5,024,805
1.000% 9/30/16	25,650,000	25,833,108
3.000% 9/30/16	31,700,000	33,021,091
3.125% 10/31/16	28,900,000	30,203,604
4.625% 11/15/16	25,150,000	27,014,022
0.875% 11/30/16	19,100,000	19,181,230
0.875% 12/31/16	34,950,000	35,072,531
3.250% 12/31/16	21,450,000	22,524,386
0.750% 1/15/17	20,000,000	20,014,258
0.875% 1/31/17	14,000,000	14,040,058
3.125% 1/31/17	18,650,000	19,574,669
0.625% 2/15/17	36,000,000	35,899,805
4.625% 2/15/17	16,600,000	17,953,775
0.875% 2/28/17	18,650,000	18,692,619
3.000% 2/28/17	20,500,000	21,479,156
3.250% 3/31/17	23,300,000	24,573,536
3.125% 4/30/17	11,650,000	12,269,133
2.750% 5/31/17	20,500,000	21,426,705
2.500% 6/30/17	14,450,000	15,013,325
2.375% 7/31/17	22,100,000	22,896,809
4.750% 8/15/17	8,850,000	9,715,468
1.875% 8/31/17	25,650,000	26,233,889
1.000% 9/15/17	50,000,000	50,011,230
0.625% 9/30/17	25,000,000	24,720,703
1.875% 9/30/17	23,300,000	23,832,668
0.750% 10/31/17	25,000,000	24,788,818
1.875% 10/31/17	20,200,000	20,665,151
4.250% 11/15/17	23,750,000	25,880,774
0.625% 11/30/17	25,000,000	24,667,970
0.750% 12/31/17	40,000,000	39,563,280
2.750% 12/31/17	4,200,000	4,401,017
0.875% 1/31/18	38,500,000	38,176,662
2.625% 1/31/18	19,550,000	20,405,312
3.500% 2/15/18	18,650,000	19,976,444
0.750% 2/28/18	30,000,000	29,580,468
2.750% 2/28/18	13,500,000	14,143,754
0.750% 3/31/18	40,000,000	39,375,392
2.875% 3/31/18	5,600,000	5,888,805
0.625% 4/30/18	25,000,000	24,490,235
2.625% 4/30/18	4,650,000	4,860,294
3.875% 5/15/18	4,650,000	5,053,469
1.000% 5/31/18	25,000,000	24,750,000
2.375% 5/31/18	13,500,000	13,990,034
1.375% 6/30/18	55,000,000	55,108,498
2.375% 6/30/18	23,750,000	24,608,387

1.375% 7/31/18	$25,000,000	$25,021,485
2.250% 7/31/18	25,150,000	25,955,341
4.000% 8/15/18	5,600,000	6,138,945
1.500% 8/31/18	22,850,000	22,955,325
1.375% 9/30/18	76,000,000	75,905,000
1.750% 10/31/18	18,650,000	18,886,404
3.750% 11/15/18	29,800,000	32,462,502
1.250% 11/30/18	40,000,000	39,700,392
1.375% 11/30/18	14,000,000	13,968,828
1.375% 12/31/18	18,650,000	18,570,956
1.500% 12/31/18	40,000,000	40,056,248
1.250% 1/31/19	18,650,000	18,469,875
1.500% 1/31/19	50,000,000	50,016,600
2.750% 2/15/19	23,750,000	24,984,119
1.375% 2/28/19	14,000,000	13,918,653
1.500% 2/28/19	60,000,000	60,021,096
1.500% 3/31/19	25,000,000	24,992,675
1.625% 3/31/19	20,000,000	20,083,008
1.250% 4/30/19	14,000,000	13,836,074
1.625% 4/30/19	40,000,000	40,131,248
3.125% 5/15/19	20,500,000	21,853,320
1.500% 5/31/19	60,000,000	59,855,274
1.625% 6/30/19	50,000,000	50,125,975
0.875% 7/31/19	23,300,000	22,575,743
1.625% 7/31/19	35,000,000	35,050,585
3.625% 8/15/19	14,900,000	16,250,603
1.625% 8/31/19	40,000,000	40,033,984
1.000% 9/30/19	5,000,000	4,862,109
1.750% 9/30/19	50,000,000	50,283,690
1.500% 10/31/19	40,000,000	39,741,408
3.375% 11/15/19	31,700,000	34,344,969
1.500% 11/30/19	35,000,000	34,772,363
1.375% 1/31/20	2,000,000	1,972,012
3.625% 2/15/20	24,450,000	26,807,132
1.125% 3/31/20	5,000,000	4,856,201
3.500% 5/15/20	28,400,000	30,972,640
1.375% 5/31/20	20,000,000	19,619,140
2.625% 8/15/20	13,000,000	13,572,685
2.125% 8/31/20	10,000,000	10,171,191
2.625% 11/15/20	23,750,000	24,782,336
2.125% 1/31/21	30,000,000	30,430,371
2.000% 2/28/21	25,000,000	25,164,550
2.250% 3/31/21	5,000,000	5,103,027
2.250% 4/30/21	5,000,000	5,101,563
3.125% 5/15/21	14,300,000	15,340,940
2.125% 9/30/21	25,000,000	25,272,217
1.875% 11/30/21	15,000,000	14,912,548
1.625% 8/15/22	40,000,000	38,873,048
1.625% 11/15/22	10,000,000	9,694,727
2.000% 2/15/23	50,000,000	49,764,650
1.750% 5/15/23	25,000,000	24,323,730
2.500% 8/15/23	30,000,000	30,944,532
2.750% 11/15/23	15,000,000	15,781,347
2.750% 2/15/24	20,000,000	21,032,618
2.500% 5/15/24	10,000,000	10,293,652
2.375% 8/15/24	20,000,000	20,357,226
2.250% 11/15/24	15,000,000	15,101,659

		3,157,581,852

Total Government Securities		7,062,501,991

Total Long-Term Debt Securities (89.2%) (Cost $7,116,733,479.00)		7,143,135,348

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(10.2%)
iShares® Barclays 1-3 Year Treasury Bond ETF	4,288,450	$362,159,603
iShares® Barclays 3-7 Year Treasury Bond ETF	1,306,067	159,745,055
iShares® Barclays 7-10 Year Treasury Bond ETF	2,813,450	298,197,565

Total Investment Companies (10.2%) (Cost $798,559,133)		820,102,223

Total Investments (99.4%) (Cost $7,915,292,612)		7,963,237,571
Other Assets Less Liabilities (0.6%)		48,599,277

Net Assets (100%)		$8,011,836,848

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Energy	$—	$4,657,762	$—	$4,657,762
Financials	—	38,372,765	—	38,372,765
Utilities	—	37,602,830	—	37,602,830
Government Securities
Foreign Governments	—	10,805,191	—	10,805,191
U.S. Government Agencies	—	3,894,114,948	—	3,894,114,948
U.S. Treasuries	—	3,157,581,852	—	3,157,581,852
Investment Companies
Exchange Traded Funds (ETFs)	820,102,223	—	—	820,102,223

Total Assets	$820,102,223	$7,143,135,348	$—	$7,963,237,571

Total Liabilities	$—	$—	$—	$—

Total	$820,102,223	$7,143,135,348	$—	$7,963,237,571

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,576,468,594
Long-term U.S. government debt securities	1,103,903,103

$2,680,371,697

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,431,994,997
Long-term U.S. government debt securities	984,485,880

$2,416,480,877

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$63,254,286
Aggregate gross unrealized depreciation	(16,443,502)

Net unrealized appreciation	$46,810,784

Federal income tax cost of investments	$7,916,426,787

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $7,915,292,612)	$7,963,237,571
Cash	28,278,554
Dividends, interest and other receivables	31,679,304
Receivable from Separate Accounts for Trust shares sold	3,879,525
Other assets	13,449

Total assets	8,027,088,403

LIABILITIES
Payable for securities purchased	9,997,500
Investment management fees payable	2,339,362
Payable to Separate Accounts for Trust shares redeemed	1,595,062
Administrative fees payable	684,914
Distribution fees payable – Class IB	90,905
Distribution fees payable – Class IA	33,160
Trustees’ fees payable	13,244
Accrued expenses	497,408

Total liabilities	15,251,555

NET ASSETS	$8,011,836,848

Net assets were comprised of:
Paid in capital	$7,964,270,282
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	(378,393)
Net unrealized appreciation (depreciation) on investments	47,944,959

Net assets	$8,011,836,848

Class IA
Net asset value, offering and redemption price per share, $157,068,821 / 15,237,365 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

Class IB
Net asset value, offering and redemption price per share, $426,393,770 / 41,607,027 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.25

Class K
Net asset value, offering and redemption price per share, $7,428,374,257 / 720,664,195 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$79,632,406
Dividends	9,398,643

Total income	89,031,049

EXPENSES
Investment management fees	27,163,333
Administrative fees	7,966,925
Distribution fees – Class IB	1,114,670
Printing and mailing expenses	575,017
Distribution fees – Class IA	405,156
Professional fees	199,332
Trustees’ fees	197,669
Custodian fees	153,000
Miscellaneous	207,488

Total expenses	37,982,590

NET INVESTMENT INCOME (LOSS)	51,048,459

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	7,903,508
Net change in unrealized appreciation (depreciation) on investments	78,837,084

NET REALIZED AND UNREALIZED GAIN (LOSS)	86,740,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$137,789,051

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$51,048,459	$34,860,401
Net realized gain (loss) on investments	7,903,508	6,368
Net change in unrealized appreciation (depreciation) on investments	78,837,084	(144,070,109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,789,051	(109,203,340)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(634,957)	(377,326)
Class IB	(1,745,783)	(1,031,944)
Class K	(48,894,882)	(33,664,449)

	(51,275,622)	(35,073,719)

Distributions from net realized capital gains
Class IA	(133,596)	—
Class IB	(369,061)	—
Class K	(6,362,053)	—

	(6,864,710)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(58,140,332)	(35,073,719)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,465,304 and 1,847,673 shares, respectively ]	15,091,796	19,047,355
Capital shares issued in reinvestment of dividends and distributions [ 74,606 and 36,839 shares, respectively ]	768,553	377,326
Capital shares repurchased [ (2,998,764) and (3,840,613) shares, respectively ]	(30,887,568)	(39,640,719)

Total Class IA transactions	(15,027,219)	(20,216,038)

Class IB
Capital shares sold [ 5,828,367 and 6,975,487 shares, respectively ]	59,684,729	71,519,750
Capital shares issued in reinvestment of dividends and distributions [ 206,495 and 101,341 shares, respectively ]	2,114,844	1,031,944
Capital shares repurchased [ (9,746,843) and (13,704,160) shares, respectively ]	(99,880,684)	(140,455,518)

Total Class IB transactions	(38,081,111)	(67,903,824)

Class K
Capital shares sold [ 110,151,366 and 137,450,199 shares, respectively ]	1,136,273,773	1,420,352,477
Capital shares issued in reinvestment of dividends and distributions [ 5,364,639 and 3,287,124 shares, respectively ]	55,256,935	33,664,449
Capital shares repurchased [ (89,410,896) and (77,674,302) shares, respectively ]	(922,666,687)	(801,108,955)

Total Class K transactions	268,864,021	652,907,971

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	215,755,691	564,788,109

TOTAL INCREASE (DECREASE) IN NET ASSETS	295,404,410	420,511,050
NET ASSETS:
Beginning of year	7,716,432,438	7,295,921,388

End of year (a)	$8,011,836,848	$7,716,432,438

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.20	$10.40	$10.36	$9.88	$9.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	0.02	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.09	0.42	0.29

Total from investment operations	0.16	(0.18)	0.11	0.55	0.44

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.03)	(0.07)	(0.15)
Distributions from net realized gains	(0.01)	—	(0.04)	—	—

Total dividends and distributions	(0.05)	(0.02)	(0.07)	(0.07)	(0.15)

Net asset value, end of year	$10.31	$10.20	$10.40	$10.36	$9.88

Total return	1.58%	(1.70)%	1.02%	5.54%	4.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$157,069	$170,350	$193,913	$213,969	$1,374,541
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets (f)	0.42%	0.23%	0.22%	1.32%	1.50%
Portfolio turnover rate^	31%	40%	68%	33%	50%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.14	$10.34	$10.30	$9.82	$9.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.02	0.02	0.10	0.12
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.09	0.42	0.28

Total from investment operations	0.16	(0.18)	0.11	0.52	0.40

Less distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.03)	(0.04)	(0.12)
Distributions from net realized gains	(0.01)	—	(0.04)	—	—

Total dividends and distributions	(0.05)	(0.02)	(0.07)	(0.04)	(0.12)

Net asset value, end of year	$10.25	$10.14	$10.34	$10.30	$9.82

Total return	1.59%	(1.72)%	1.02%	5.30%	4.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$426,394	$459,699	$536,906	$550,995	$504,502
Ratio of expenses to average net assets (f)	0.71%	0.72%	0.72%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets (f)	0.42%	0.23%	0.22%	1.01%	1.24%
Portfolio turnover rate^	31%	40%	68%	33%	50%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$10.20	$10.40	$10.36	$10.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	0.12	(0.20)	0.08	0.05

Total from investment operations	0.19	(0.15)	0.13	0.09

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.05)	(0.06)
Distributions from net realized gains	(0.01)	—	(0.04)	—

Total dividends and distributions	(0.08)	(0.05)	(0.09)	(0.06)

Net asset value, end of period	$10.31	$10.20	$10.40	$10.36

Total return (b)	1.84%	(1.46)%	1.27%	0.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,428,374	$7,086,384	$6,565,102	$3,705,100
Ratio of expenses to average net assets (a)(f)	0.46%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets (a)(f)	0.67%	0.48%	0.47%	1.07%
Portfolio turnover rate^	31%	40%	68%	33%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(6.90)%	4.05%	2.10%
Portfolio – Class IB Shares	(6.85)	3.96	1.93
Portfolio – Class K Shares***	(6.65)	N/A	8.25
MSCI EAFE Index	(4.90)	5.33	4.43
40% EuroSTOXX 50/25% FTSE 100/ 25% TOPIX/10% S&P/ASX 200	(5.48)	4.55	N/A
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (6.85)% for the year ended December 31, 2014. The Portfolio’s benchmarks, MSCI EAFE Index and the 40% EuroSTOXX 50/25% FTSE 100/25% TOPIX/10% S&P/ASX200 returned (4.90)% and (5.48)%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The sectors that contributed most to index performance for the year ended December 31, 2014 were Utilities, Health Care, Information Technology, Consumer Discretionary and Consumer Staples.

•	The top five stocks that provided the most positive impact to index performance for the year ended December 31, 2014 were Orange, Astrazeneca, Anheuser-Busch Inbev, Intesa Sanpaolo S.P.A. and Shire.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ended December 31, 2014 were Financials, Energy, Industrials, Materials and Telecommunication Services.

•	The five stocks that had the least impact on performance in the index for the year ended December 31, 2014 were BNP Paribas, BASF SE, Siemens AG, Total and Societe Generale.

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Financials	$403,660,639	25.0%
Industrials	199,745,436	12.3
Consumer Discretionary	193,376,927	12.0
Consumer Staples	172,958,866	10.7
Health Care	137,541,534	8.5
Energy	121,130,181	7.5
Materials	119,647,890	7.4
Telecommunication Services	96,456,232	6.0
Information Technology	87,385,293	5.4
Utilities	70,126,099	4.3
Cash and Other	14,678,240	0.9

		100.0%

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$889.23	$3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02
Class IB
Actual	1,000.00	889.11	3.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.23	4.02
Class K
Actual	1,000.00	889.83	2.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.49	2.74

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.79%, 0.79% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (9.9%)
Abacus Property Group (REIT)	35,618	$85,951
Adelaide Brighton Ltd.	63,716	184,672
AGL Energy Ltd.*	97,525	1,060,198
Ainsworth Game Technology Ltd.	15,268	29,194
ALS Ltd.	57,489	248,760
Alumina Ltd.*	358,146	519,005
Amcor Ltd.	174,804	1,923,631
AMP Ltd.	426,202	1,896,599
Ansell Ltd.	22,267	406,492
APA Group	161,426	982,882
APN News & Media Ltd.*	101,218	68,645
ARB Corp. Ltd.	9,140	84,297
Ardent Leisure Group	61,177	144,829
Aristocrat Leisure Ltd.	84,768	451,921
Arrium Ltd.	367,535	63,719
Asaleo Care Ltd.*	57,053	76,752
Asciano Ltd.	141,294	691,780
ASX Ltd.	28,042	837,043
Atlas Iron Ltd.	119,226	15,908
Aurizon Holdings Ltd.	311,717	1,167,901
AusNet Services	239,411	258,638
Australia & New Zealand Banking Group Ltd.	399,150	10,383,005
Automotive Holdings Group Ltd.	33,520	103,495
Aveo Group	48,575	85,118
AWE Ltd.*	75,352	79,244
Bank of Queensland Ltd.	51,674	510,646
BC Iron Ltd.	27,215	11,563
Beach Energy Ltd.	184,790	158,107
Beadell Resources Ltd.*	106,325	19,575
Bega Cheese Ltd.	19,805	82,833
Bendigo & Adelaide Bank Ltd.	64,884	674,338
BHP Billiton Ltd.	464,890	11,031,171
BHP Billiton plc	327,283	7,000,518
BlueScope Steel Ltd.*	78,776	356,724
Boral Ltd.	111,019	476,209
Bradken Ltd.	24,662	94,116
Brambles Ltd.	226,489	1,950,494
Breville Group Ltd.	13,867	72,510
BWP Trust (REIT)	70,028	158,721
Cabcharge Australia Ltd.	15,687	58,050
Caltex Australia Ltd.	19,697	545,065
Cardno Ltd.	23,401	64,780
carsales.com Ltd.	30,894	261,213
Challenger Ltd.	81,712	430,461
Charter Hall Group (REIT)	39,951	146,553
Charter Hall Retail REIT (REIT)	44,853	150,201
Coca-Cola Amatil Ltd.	76,522	579,076
Cochlear Ltd.	8,191	516,959
Commonwealth Bank of Australia	236,130	16,399,296
Computershare Ltd.	73,765	705,469
Cover-More Group Ltd.	44,953	69,135
Cromwell Property Group (REIT)	185,867	156,007
Crown Resorts Ltd.	54,869	563,686
CSL Ltd.	68,750	4,840,762

CSR Ltd.	75,193	$236,974
Dexus Property Group (REIT)	131,176	741,765
Domino’s Pizza Enterprises Ltd.	8,803	179,472
Downer EDI Ltd.	62,977	241,076
Drillsearch Energy Ltd.*	60,524	40,176
DUET Group	196,251	385,316
DuluxGroup Ltd.	55,384	260,685
Echo Entertainment Group Ltd.	113,110	346,439
Evolution Mining Ltd.	60,001	31,667
Fairfax Media Ltd.	303,028	214,575
Federation Centres (REIT)	206,775	481,241
FlexiGroup Ltd.	31,832	77,503
Flight Centre Travel Group Ltd.	8,287	219,184
Forge Group Ltd. (b)*†	11,894	—
Fortescue Metals Group Ltd.	246,462	543,125
G8 Education Ltd.	50,635	171,229
Genworth Mortgage Insurance Australia Ltd.	31,559	92,771
Goodman Fielder Ltd.	235,368	122,997
Goodman Group (REIT)	222,772	1,026,972
GPT Group (REIT)	245,526	867,435
GrainCorp Ltd., Class A	26,498	177,628
Greencross Ltd.	14,279	92,315
GUD Holdings Ltd.	10,035	58,814
GWA Group Ltd.	43,100	103,960
Harvey Norman Holdings Ltd.	86,575	236,069
Healthscope Ltd.*	155,568	344,446
Horizon Oil Ltd.*	148,416	19,444
iiNET Ltd.	22,960	146,613
Iluka Resources Ltd.	60,876	292,641
Incitec Pivot Ltd.	235,942	610,118
Independence Group NL	34,496	123,636
Insurance Australia Group Ltd.	339,213	1,719,779
Investa Office Fund (REIT)	88,952	262,734
Invocare Ltd.	15,942	156,661
IOOF Holdings Ltd.	38,261	275,937
Iress Ltd.	18,676	162,260
Japara Healthcare Ltd.*	35,084	58,520
JB Hi-Fi Ltd.	14,390	184,420
Karoon Gas Australia Ltd.*	28,034	54,956
Leighton Holdings Ltd.	14,595	265,549
Lend Lease Group	76,827	1,022,933
Liquefied Natural Gas Ltd.*	66,840	132,956
Lynas Corp., Ltd.*	488,317	27,086
M2 Group Ltd.	26,116	172,267
Macquarie Atlas Roads Group	54,801	142,177
Macquarie Group Ltd.	46,606	2,199,740
Magellan Financial Group Ltd.	18,285	243,816
McMillan Shakespeare Ltd.	8,642	73,629
Mesoblast Ltd.*	28,177	100,071
Metcash Ltd.	130,984	196,972
Mineral Resources Ltd.	23,040	141,020
Mirvac Group (REIT)	529,037	764,037
MMA Offshore Ltd.	50,956	51,137
Monadelphous Group Ltd.	13,425	102,069
Mount Gibson Iron Ltd.	86,125	17,065
Myer Holdings Ltd.	80,281	91,277
National Australia Bank Ltd.	352,125	9,594,448
Navitas Ltd.	44,416	182,315
Newcrest Mining Ltd.*	110,579	984,666
Nine Entertainment Co. Holdings Ltd.	85,814	132,995

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Northern Star Resources Ltd.	81,022	$98,811
Novion Property Group (REIT)	344,668	593,379
Nufarm Ltd.	25,701	98,965
Oil Search Ltd.	169,900	1,097,695
Orica Ltd.	53,339	817,461
Origin Energy Ltd.	159,754	1,507,608
Orora Ltd.	174,803	275,853
OZ Minerals Ltd.	46,013	129,276
OzForex Group Ltd.	31,509	72,353
Pacific Brands Ltd.	125,103	54,862
Pact Group Holdings Ltd.	25,035	88,551
Paladin Energy Ltd.*	191,350	55,633
PanAust Ltd.	68,601	78,250
Perpetual Ltd.	6,839	256,171
Platinum Asset Management Ltd.	31,433	184,573
Premier Investments Ltd.	13,806	110,266
Primary Health Care Ltd.	72,701	277,911
Qantas Airways Ltd.*	317,294	615,234
QBE Insurance Group Ltd.	197,730	1,793,490
Qube Holdings Ltd.	100,502	198,192
Ramsay Health Care Ltd.	18,677	866,072
REA Group Ltd.	6,952	255,417
Recall Holdings Ltd.	45,066	263,155
Regis Resources Ltd.*	56,612	89,328
Retail Food Group Ltd.	16,686	77,952
SAI Global Ltd.	30,939	100,372
Sandfire Resources NL	14,785	54,310
Santos Ltd.	141,757	957,751
Scentre Group (REIT)*	771,291	2,193,198
Seek Ltd.	48,834	681,523
Senex Energy Ltd.*	126,297	33,130
Seven Group Holdings Ltd.	13,961	65,895
Seven West Media Ltd.	87,255	95,603
Shopping Centres Australasia Property Group (REIT)	93,548	141,183
Sigma Pharmaceuticals Ltd.	158,386	94,985
Sirius Resources NL*	40,669	83,395
Sirtex Medical Ltd.	7,965	183,322
SKILLED Group Ltd.	27,380	33,266
Slater & Gordon Ltd.	27,555	142,782
Sonic Healthcare Ltd.	57,374	861,618
Southern Cross Media Group Ltd.	77,474	70,490
Spark Infrastructure Group§	193,876	335,578
Spotless Group Holdings Ltd.*	105,006	162,732
Steadfast Group Ltd.	66,481	83,303
Stockland Corp., Ltd. (REIT)	340,245	1,136,610
STW Communications Group Ltd.	44,616	35,106
Suncorp Group Ltd.	186,381	2,123,841
Sundance Energy Australia Ltd.*	72,465	31,225
Super Retail Group Ltd.	20,529	118,922
Sydney Airport	317,875	1,214,949
Tabcorp Holdings Ltd.	110,524	372,858
Tassal Group Ltd.	21,773	69,084
Tatts Group Ltd.	207,847	584,731
Technology One Ltd.	28,240	73,141
Telstra Corp., Ltd.	1,771,038	8,600,525
Ten Network Holdings Ltd.*	247,594	45,184
Toll Holdings Ltd.	98,245	467,609

TPG Telecom Ltd.	42,615	$232,602
Transfield Services Ltd.*	73,052	97,027
Transpacific Industries Group Ltd.	228,620	160,103
Transurban Group	274,715	1,920,408
Treasury Wine Estates Ltd.	93,050	361,978
UGL Ltd.*	23,314	41,445
Veda Group Ltd.	98,007	182,030
Village Roadshow Ltd.	11,451	55,989
Virgin Australia International Holdings Pty Ltd. (b)*†	190,064	—
Virtus Health Ltd.	9,286	59,226
Vocus Communications Ltd.	14,419	74,904
Wesfarmers Ltd.	162,819	5,511,920
Western Areas Ltd.	31,817	95,995
Westfield Corp. (REIT)	276,924	2,024,653
Westpac Banking Corp.	453,194	12,183,544
Whitehaven Coal Ltd.*	83,025	93,851
Woodside Petroleum Ltd.	102,645	3,191,037
Woolworths Ltd.	182,604	4,549,638
WorleyParsons Ltd.	31,993	263,888

		160,238,612

Belgium (1.4%)
Anheuser-Busch InBev N.V.	203,040	22,848,841

Finland (0.5%)
Nokia Oyj	989,115	7,784,865

France (13.7%)
Air Liquide S.A.	91,034	11,232,555
Airbus Group N.V.	151,625	7,530,790
BNP Paribas S.A.	438,079	25,743,396
Carrefour S.A.	165,261	5,020,964
Cie de Saint-Gobain	132,235	5,566,997
Danone S.A.	158,016	10,395,316
Essilor International S.A.	56,811	6,324,010
GDF Suez S.A.	423,150	9,882,794
L’Oreal S.A.	64,370	10,806,891
LVMH Moet Hennessy Louis Vuitton S.A.	72,023	11,389,288
Orange S.A.	511,144	8,692,654
Sanofi S.A.	319,077	29,079,373
Schneider Electric SE	154,131	11,199,443
Societe Generale S.A.	315,480	13,256,879
Total S.A.	628,168	32,387,850
Unibail-Rodamco SE (REIT)	25,895	6,618,439
Vinci S.A.	136,197	7,452,792
Vivendi S.A.*	338,219	8,436,925

		221,017,356

Germany (12.7%)
Allianz SE (Registered)	120,703	20,055,246
BASF SE	242,588	20,506,858
Bayer AG (Registered)	218,413	29,859,109
Bayerische Motoren Werke (BMW) AG	84,747	9,203,847
Daimler AG (Registered)	263,238	21,962,107
Deutsche Bank AG (Registered)	343,054	10,369,065
Deutsche Post AG (Registered)	252,435	8,259,329
Deutsche Telekom AG (Registered)	818,188	13,114,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

E.ON SE	528,503	$9,075,438
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	40,379	8,089,600
RWE AG	127,507	3,991,977
SAP SE	251,628	17,791,478
Siemens AG (Registered)	207,931	23,581,496
TUI AG*	60,714	993,555
Volkswagen AG (Preference) (q)	40,750	9,102,402

		205,955,647

Ireland (0.8%)
CRH plc	114,512	2,719,882
Experian plc	153,777	2,593,866
James Hardie Industries plc (CDI)	64,231	683,919
Shire plc	91,089	6,444,840

		12,442,507

Italy (2.9%)
Assicurazioni Generali S.p.A.	356,758	7,290,511
Enel S.p.A.	1,707,732	7,635,688
Eni S.p.A.	712,600	12,445,707
Intesa Sanpaolo S.p.A.	3,700,435	10,704,771
UniCredit S.p.A.	1,470,880	9,374,665

		47,451,342

Japan (25.4%)
77 Bank Ltd.	54,000	284,741
ABC-Mart, Inc.	3,700	179,291
Accordia Golf Co., Ltd.	9,300	83,707
Acom Co., Ltd.*	62,600	190,471
ADEKA Corp.	11,400	135,102
Advantest Corp.	22,300	277,846
Aeon Co., Ltd.	108,063	1,087,701
Aeon Delight Co., Ltd.	4,300	99,802
AEON Financial Service Co., Ltd.	15,900	310,831
Aeon Mall Co., Ltd.	15,320	270,916
Aica Kogyo Co., Ltd.	9,600	198,564
Aichi Bank Ltd.	1,100	54,463
Aichi Corp.	16,500	77,976
Aichi Steel Corp.	20,102	70,803
Aida Engineering Ltd.	10,453	94,492
Aiful Corp.*	43,800	146,725
Ain Pharmaciez, Inc.	2,920	83,412
Air Water, Inc.	21,000	332,904
Aisan Industry Co., Ltd.	7,700	65,827
Aisin Seiki Co., Ltd.	23,600	848,248
Ajinomoto Co., Inc.	62,000	1,148,843
Akebono Brake Industry Co., Ltd.	14,800	51,732
Alfresa Holdings Corp.	30,400	367,397
Alpen Co., Ltd.	4,000	56,170
Alpine Electronics, Inc.	6,300	103,601
Alps Electric Co., Ltd.	17,700	336,458
Amada Co., Ltd.	48,000	411,544
ANA Holdings, Inc.	524,303	1,290,507
Anritsu Corp.	14,100	98,157
AOKI Holdings, Inc.	6,358	64,269
Aoyama Trading Co., Ltd.	8,200	179,911
Aozora Bank Ltd.	132,000	409,668

Aplus Financial Co., Ltd.*	68,412	$75,066
Ariake Japan Co., Ltd.	3,950	96,206
Asahi Glass Co., Ltd.	138,000	673,870
Asahi Group Holdings Ltd.	54,700	1,688,382
Asahi Kasei Corp.	162,760	1,491,593
Asatsu-DK, Inc.	4,800	114,139
Ashikaga Holdings Co., Ltd.	23,276	94,010
Asics Corp.	27,000	645,240
ASKUL Corp.	3,500	62,081
Astellas Pharma, Inc.	289,500	4,029,148
Autobacs Seven Co., Ltd.	12,300	175,130
Avex Group Holdings, Inc.	5,735	93,976
Awa Bank Ltd.	21,392	114,319
Azbil Corp.	9,000	208,100
Bandai Namco Holdings, Inc.	29,600	628,272
Bando Chemical Industries Ltd.	17,100	61,621
Bank of Iwate Ltd.	1,900	81,818
Bank of Kyoto Ltd.	47,000	393,121
Bank of Saga Ltd.	25,300	57,562
Bank of the Ryukyus Ltd.	4,185	58,528
Bank of Yokohama Ltd.	173,000	938,955
Belluna Co., Ltd.	22,437	93,967
Benesse Holdings, Inc.	8,700	258,439
Bic Camera, Inc.	10,045	115,618
Bridgestone Corp.	81,900	2,846,097
Brother Industries Ltd.	31,500	571,497
Calbee, Inc.	10,696	369,234
Canon Electronics, Inc.	2,833	44,856
Canon Marketing Japan, Inc.	7,800	131,018
Canon, Inc.	142,234	4,517,619
Capcom Co., Ltd.	6,158	92,815
Casio Computer Co., Ltd.	24,600	377,787
Cawachi Ltd.	3,400	50,330
Central Japan Railway Co.	22,464	3,370,090
Century Tokyo Leasing Corp.	7,500	185,692
Chiba Bank Ltd.	95,338	625,731
Chiyoda Co., Ltd.	3,062	60,265
Chiyoda Corp.	24,000	197,397
Chofu Seisakusho Co., Ltd.	3,200	81,836
Chubu Electric Power Co., Inc.*	86,200	1,014,094
Chudenko Corp.	5,900	91,465
Chugai Pharmaceutical Co., Ltd.	24,800	609,629
Chugai Ro Co., Ltd.	19,300	43,849
Chugoku Bank Ltd.	21,000	286,741
Chugoku Electric Power Co., Inc.	35,320	462,543
Citizen Holdings Co., Ltd.	35,300	271,575
CKD Corp.	9,000	85,104
Cleanup Corp.	10,500	76,186
CMK Corp.	31,223	82,054
Coca-Cola Central Japan Co., Ltd.	8,738	133,988
Coca-Cola West Co., Ltd.	11,100	152,703
Cocokara fine, Inc.	3,771	93,155
COLOPL, Inc.	4,411	98,731
Colowide Co., Ltd.	5,764	80,629
COMSYS Holdings Corp.	17,500	238,462
COOKPAD, Inc.	1,632	55,115
Cosel Co., Ltd.	4,700	48,127
Cosmo Oil Co., Ltd.	94,000	133,200
Cosmos Pharmaceutical Corp.	1,165	159,143
Credit Saison Co., Ltd.	20,400	379,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Dai Nippon Printing Co., Ltd.	77,000	$694,941
Daibiru Corp.	6,400	60,153
Daicel Corp.	31,000	362,956
Daido Steel Co., Ltd.	39,000	147,642
Daifuku Co., Ltd.	14,100	157,861
Daihatsu Motor Co., Ltd.	28,000	367,282
Daihen Corp.	17,500	88,208
Dai-ichi Life Insurance Co., Ltd.	148,211	2,249,059
Daiichi Sankyo Co., Ltd.	80,900	1,131,021
Dai-ichi Seiko Co., Ltd.	2,258	45,156
Daikin Industries Ltd.	33,700	2,173,559
Daikyo, Inc.	44,931	69,579
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	112	595
Dainippon Screen Manufacturing Co., Ltd.	25,000	147,640
Daio Paper Corp.	10,000	81,803
Daiseki Co., Ltd.	5,400	93,671
Daishi Bank Ltd.	32,000	106,335
Daito Trust Construction Co., Ltd.	10,900	1,234,158
Daiwa House Industry Co., Ltd.	77,000	1,458,051
Daiwa Securities Group, Inc.	245,518	1,911,999
Daiwabo Holdings Co., Ltd.	29,000	50,402
DCM Holdings Co., Ltd.	13,400	85,784
DeNA Co., Ltd.	13,013	155,470
Denki Kagaku Kogyo KK	71,000	261,362
Denki Kogyo Co., Ltd.	14,500	63,584
Denso Corp.	61,600	2,870,905
Dentsu, Inc.	25,800	1,085,754
DIC Corp.	89,000	214,156
Disco Corp.	3,400	270,993
Don Quijote Holdings Co., Ltd.	9,300	635,227
Doutor Nichires Holdings Co., Ltd.	5,500	78,746
Dowa Holdings Co., Ltd.	28,000	223,472
Dr. Ci:Labo Co., Ltd.	2,500	85,415
Duskin Co., Ltd.	9,300	136,675
Earth Chemical Co., Ltd.	2,912	97,151
East Japan Railway Co.	45,698	3,423,723
Ebara Corp.	59,000	239,704
Eisai Co., Ltd.	31,400	1,216,682
Eizo Corp.	3,000	58,189
Electric Power Development Co., Ltd.	17,000	575,414
Enplas Corp.	1,027	34,539
Exedy Corp.	3,600	86,766
Ezaki Glico Co., Ltd.	6,500	229,022
FamilyMart Co., Ltd.	8,100	302,386
FANUC Corp.	27,870	4,599,627
Fast Retailing Co., Ltd.	4,900	1,785,226
FCC Co., Ltd.	4,261	73,185
FP Corp.	2,400	76,906
Fuji Co., Ltd.	3,400	61,560
Fuji Electric Co., Ltd.	67,000	267,277
Fuji Heavy Industries Ltd.	82,000	2,887,634
Fuji Machine Manufacturing Co., Ltd.	11,402	104,808
Fuji Media Holdings, Inc.	27,600	339,489
Fuji Oil Co., Ltd.	7,800	99,951
Fuji Seal International, Inc.	3,200	93,561

Fujicco Co., Ltd.	5,900	$98,471
Fujifilm Holdings Corp.	56,468	1,704,136
Fujikura Ltd.	51,000	208,211
Fujita Kanko, Inc.	15,600	47,898
Fujitec Co., Ltd.	2,840	30,240
Fujitsu Ltd.	247,000	1,315,735
Fukuoka Financial Group, Inc.	106,000	547,275
Furukawa Co., Ltd.	47,469	81,319
Furukawa Electric Co., Ltd.	108,000	178,483
Futaba Corp.	6,500	94,619
Futaba Industrial Co., Ltd.	9,500	44,450
Fuyo General Lease Co., Ltd.	2,579	89,346
Geo Holdings Corp.	9,028	72,509
Glory Ltd.	8,900	237,854
GMO Internet, Inc.	8,424	71,627
Goldcrest Co., Ltd.	3,120	57,822
Gree, Inc.	14,234	85,790
GS Yuasa Corp.	61,000	259,472
Gunma Bank Ltd.	54,000	350,278
Gunze Ltd.	24,000	61,876
H2O Retailing Corp.	9,500	149,083
Hachijuni Bank Ltd.	60,000	386,215
Hakuhodo DY Holdings, Inc.	35,770	342,853
Hamamatsu Photonics KK	11,130	531,843
Hankyu Hanshin Holdings, Inc.	181,000	973,782
Haseko Corp.	45,300	364,294
Hazama Ando Corp.	19,377	124,951
Heiwa Corp.	5,400	107,835
Heiwa Real Estate Co., Ltd.	4,651	70,608
Higo Bank Ltd.	21,000	111,621
Hikari Tsushin, Inc.	2,400	146,086
Hino Motors Ltd.	32,439	424,369
Hirose Electric Co., Ltd.	4,400	512,232
Hiroshima Bank Ltd.	73,000	346,989
HIS Co., Ltd.	4,670	131,683
Hisaka Works Ltd.	5,400	43,704
Hisamitsu Pharmaceutical Co., Inc.	9,400	295,096
Hitachi Capital Corp.	4,800	106,022
Hitachi Chemical Co., Ltd.	14,700	260,400
Hitachi Construction Machinery Co., Ltd.	15,400	326,508
Hitachi High-Technologies Corp.	9,800	282,761
Hitachi Koki Co., Ltd.	8,500	64,253
Hitachi Kokusai Electric, Inc.	7,500	105,466
Hitachi Ltd.	607,778	4,447,269
Hitachi Metals Ltd.	22,990	391,514
Hitachi Transport System Ltd.	6,300	77,403
Hitachi Zosen Corp.	19,500	112,210
Hodogaya Chemical Co., Ltd.	16,300	25,622
Hokkaido Electric Power Co., Inc.*	26,200	209,588
Hokuetsu Kishu Paper Co., Ltd.	22,000	93,696
Hokuhoku Financial Group, Inc.	177,000	357,737
Hokuriku Electric Power Co.	27,019	345,043
Hokuto Corp.	3,600	59,849
Honda Motor Co., Ltd.	224,028	6,514,666
Horiba Ltd.	5,500	182,759
Hoshizaki Electric Co., Ltd.	6,600	316,764
Hosiden Corp.	18,200	100,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

House Foods Group, Inc.	13,200	$228,487
Hoya Corp.	61,600	2,062,428
Hulic Co., Ltd.	44,679	444,168
Ibiden Co., Ltd.	13,900	204,274
IBJ Leasing Co., Ltd.	4,188	83,298
Ichiyoshi Securities Co., Ltd.	5,248	56,603
Icom, Inc.	2,600	62,543
Idec Corp.	7,600	65,151
Idemitsu Kosan Co., Ltd.	16,000	265,120
IHI Corp.	183,000	929,152
Iida Group Holdings Co., Ltd.	12,653	153,671
Inaba Denki Sangyo Co., Ltd.	3,588	116,259
Inabata & Co., Ltd.	10,984	99,315
Inageya Co., Ltd.	6,500	65,746
INPEX Corp.	142,780	1,584,193
Internet Initiative Japan, Inc.	3,198	65,230
Iseki & Co., Ltd.	41,000	77,776
Isetan Mitsukoshi Holdings Ltd.	52,700	646,064
Isuzu Motors Ltd.	76,500	933,348
IT Holdings Corp.	9,100	137,244
Ito En Ltd.	9,000	162,150
ITOCHU Corp.	199,400	2,131,917
Itochu Enex, Co., Ltd.	1,900	13,305
ITOCHU Techno-Solutions Corp.	4,700	166,540
Itoham Foods, Inc.	17,655	92,959
Iwatani Corp.	26,988	176,812
Iyo Bank Ltd.	34,000	368,535
Izumi Co., Ltd.	5,300	186,533
J. Front Retailing Co., Ltd.	29,000	337,714
Jaccs Co., Ltd.	15,528	78,734
Jafco Co., Ltd.	3,600	123,181
Japan Airlines Co., Ltd.	44,136	1,289,238
Japan Airport Terminal Co., Ltd.	10,100	397,584
Japan Aviation Electronics Industry Ltd.	10,685	234,307
Japan Cash Machine Co., Ltd.	6,102	88,856
Japan Digital Laboratory Co., Ltd.	6,400	86,047
Japan Display, Inc.*	45,302	138,563
Japan Exchange Group, Inc.	38,976	908,077
Japan Petroleum Exploration Co., Ltd.	5,700	178,602
Japan Pulp & Paper Co., Ltd.	20,100	55,366
Japan Radio Co., Ltd.*	23,400	71,675
Japan Securities Finance Co., Ltd.	3,205	16,148
Japan Steel Works Ltd.	52,000	184,647
Japan Tobacco, Inc.	154,788	4,250,182
Japan Wool Textile Co., Ltd.	14,419	94,691
JFE Holdings, Inc.	70,600	1,571,448
JGC Corp.	30,000	618,272
Jin Co., Ltd.	2,774	69,241
J-Oil Mills, Inc.	23,100	75,124
Joshin Denki Co., Ltd.	7,400	60,192
Joyo Bank Ltd.	101,000	501,203
JSR Corp.	23,500	403,538
JTEKT Corp.	25,700	435,279
Juroku Bank Ltd.	41,000	145,135
JVC Kenwood Corp.*	19,300	41,936
JX Holdings, Inc.	303,000	1,180,454

kabu.com Securities Co., Ltd.	136	$669
Kadokawa Dwango*	6,440	101,438
Kaga Electronics Co., Ltd.	5,500	68,527
Kagome Co., Ltd.	12,800	194,837
Kajima Corp.	131,000	541,401
Kakaku.com, Inc.	17,876	257,002
Kaken Pharmaceutical Co., Ltd.	9,000	173,375
Kamigumi Co., Ltd.	36,000	320,169
Kanagawa Chuo Kotsu Co., Ltd.	14,700	70,700
Kanamoto Co., Ltd.	3,968	107,609
Kandenko Co., Ltd.	16,000	91,974
Kaneka Corp.	42,000	225,838
Kanematsu Corp.	67,103	95,344
Kansai Electric Power Co., Inc.*	103,466	984,345
Kansai Paint Co., Ltd.	34,000	525,456
Kao Corp.	70,200	2,769,361
Kappa Create Holdings Co., Ltd.	5,800	55,006
Katakura Industries Co., Ltd.	7,200	75,613
Kawasaki Heavy Industries Ltd.	211,000	963,574
Kawasaki Kisen Kaisha Ltd.	100,000	268,229
KDDI Corp.	75,930	4,750,957
Keihan Electric Railway Co., Ltd.	72,000	384,545
Keihin Corp.	5,700	84,624
Keikyu Corp.	69,000	511,041
Keio Corp.	71,000	509,552
Keisei Electric Railway Co., Ltd.	40,000	487,771
Kenedix, Inc.	26,600	121,173
Kewpie Corp.	18,400	342,486
Key Coffee, Inc.	4,000	55,737
Keyence Corp.	5,540	2,453,876
Kikkoman Corp.	23,371	573,379
Kinden Corp.	24,000	243,026
Kinki Sharyo Co., Ltd.	13,400	36,403
Kintetsu Corp.	260,000	857,546
Kintetsu Department Store Co., Ltd.*	28,164	72,719
Kirin Holdings Co., Ltd.	120,000	1,486,457
Kisoji Co., Ltd.	20	328
Kissei Pharmaceutical Co., Ltd.	5,000	131,187
Kitz Corp.	19,319	79,024
Kiyo Bank Ltd.	12,600	159,520
Koa Corp.	5,800	54,677
Kobayashi Pharmaceutical Co., Ltd.	4,700	274,251
Kobe Steel Ltd.	452,000	781,887
Koei Tecmo Holdings Co., Ltd.	7,261	106,083
Koito Manufacturing Co., Ltd.	16,000	487,994
Kokuyo Co., Ltd.	13,400	99,714
Komatsu Ltd.	123,700	2,742,371
Komeri Co., Ltd.	4,300	93,618
Komori Corp.	7,900	89,882
Konami Corp.	14,900	274,732
Konica Minolta, Inc.	63,500	684,947
Kose Corp.	6,000	234,694
Krosaki Harima Corp.	17,100	34,890
K’s Holdings Corp.	7,200	189,535
Kubota Corp.	134,000	1,945,848
Kumagai Gumi Co., Ltd.*	40,351	129,411
Kumiai Chemical Industry Co., Ltd.	16,155	107,764

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kurabo Industries Ltd.	39,100	$60,704
Kuraray Co., Ltd.	44,000	501,649
Kurita Water Industries Ltd.	16,300	340,529
Kuroda Electric Co., Ltd.	5,100	70,512
KYB Co., Ltd.	19,231	81,661
Kyocera Corp.	43,900	2,012,104
Kyoei Steel Ltd.	5,000	86,159
Kyokuto Kaihatsu Kogyo Co., Ltd.	7,569	90,428
KYORIN Holdings, Inc.	9,000	166,674
Kyosan Electric Manufacturing Co., Ltd.	129	401
Kyowa Exeo Corp.	9,800	104,698
Kyowa Hakko Kirin Co., Ltd.	38,000	357,700
Kyushu Electric Power Co., Inc.*	58,100	581,877
Lawson, Inc.	11,000	665,152
Leopalace21 Corp.*	22,700	143,153
Life Corp.	5,900	82,520
Lintec Corp.	5,800	128,477
Lion Corp.	39,000	203,920
LIXIL Group Corp.	38,500	814,200
M3, Inc.	19,221	319,629
Mabuchi Motor Co., Ltd.	9,200	362,563
Macnica, Inc.	2,900	80,848
Maeda Corp.	18,502	151,663
Maeda Kosen Co., Ltd.	7,188	73,396
Maeda Road Construction Co., Ltd.	10,000	148,658
Makino Milling Machine Co., Ltd.	13,507	100,335
Makita Corp.	17,500	791,763
Mandom Corp.	3,039	99,818
Marubeni Corp.	215,000	1,288,772
Marudai Food Co., Ltd.	21,900	75,309
Maruetsu, Inc.	17,900	78,024
Marui Group Co., Ltd.	32,800	296,639
Maruichi Steel Tube Ltd.	11,400	242,850
Maruwa Co., Ltd.	2,900	84,068
Maruzen Showa Unyu Co., Ltd.	22,000	71,006
Matsuda Sangyo Co., Ltd.	4,000	43,357
Matsui Securities Co., Ltd.	14,000	121,672
Matsumotokiyoshi Holdings Co., Ltd.	5,900	168,045
Matsuya Foods Co., Ltd.	4,300	90,275
Max Co., Ltd.	6,000	61,443
Mazda Motor Corp.	76,800	1,843,517
Medipal Holdings Corp.	29,500	342,582
MEIJI Holdings Co., Ltd.	8,300	755,924
Meitec Corp.	2,601	76,774
Mie Bank Ltd.	26,100	59,282
Minebea Co., Ltd.	33,000	483,019
Miraca Holdings, Inc.	8,000	344,756
MISUMI Group, Inc.	10,600	348,182
Mitsuba Corp.	3,235	57,738
Mitsubishi Chemical Holdings Corp.	169,000	822,981
Mitsubishi Corp.	185,516	3,402,340
Mitsubishi Electric Corp.	248,000	2,952,696
Mitsubishi Estate Co., Ltd.	172,957	3,660,523
Mitsubishi Gas Chemical Co., Inc.	53,000	266,244

Mitsubishi Heavy Industries Ltd.	437,000	$2,416,248
Mitsubishi Logistics Corp.	18,000	260,236
Mitsubishi Materials Corp.	176,000	585,065
Mitsubishi Motors Corp.	96,000	879,459
Mitsubishi Paper Mills Ltd.*	61,000	43,976
Mitsubishi Research Institute, Inc.	3,100	73,138
Mitsubishi Shokuhin Co., Ltd.	2,500	54,614
Mitsubishi Tanabe Pharma Corp.	23,000	337,044
Mitsubishi UFJ Financial Group, Inc.	1,840,683	10,089,047
Mitsubishi UFJ Lease & Finance Co., Ltd.	61,180	289,107
Mitsuboshi Belting Co., Ltd.	12,100	89,005
Mitsui & Co., Ltd.	219,220	2,930,570
Mitsui Chemicals, Inc.	119,000	338,018
Mitsui Engineering & Shipbuilding Co., Ltd.	128,000	224,654
Mitsui Fudosan Co., Ltd.	129,823	3,491,657
Mitsui Home Co., Ltd.	13,400	55,689
Mitsui Matsushima Co., Ltd.	32,100	33,876
Mitsui Mining & Smelting Co., Ltd.	97,000	233,670
Mitsui O.S.K. Lines Ltd.	139,863	415,453
Mitsui Sugar Co., Ltd.	19,300	63,604
Mitsumi Electric Co., Ltd.	11,968	94,938
Miura Co., Ltd.	11,508	115,013
Miyazaki Bank Ltd.	26,800	83,633
Mizuho Financial Group, Inc.	3,201,030	5,378,686
Mizuno Corp.	15,800	77,303
Mochida Pharmaceutical Co., Ltd.	2,600	141,046
Modec, Inc.	3,840	64,619
Monex Group, Inc.	24,700	58,404
MonotaRO Co., Ltd.	4,022	80,689
Mori Seiki Co., Ltd.	17,900	222,418
Morinaga & Co., Ltd.	35,100	91,890
Morinaga Milk Industry Co., Ltd.	29,000	100,285
MOS Food Services, Inc.	4,100	75,686
Moshi Moshi Hotline, Inc.	6,150	56,094
MS&AD Insurance Group Holdings, Inc.	74,004	1,757,733
Murata Manufacturing Co., Ltd.	26,400	2,883,765
Musashi Seimitsu Industry Co., Ltd.	3,100	58,749
Musashino Bank Ltd.	5,200	171,642
Nabtesco Corp.	14,000	336,101
Nachi-Fujikoshi Corp.	25,458	156,736
Nagase & Co., Ltd.	18,000	215,426
Nagoya Railroad Co., Ltd.	112,000	417,017
Namura Shipbuilding Co., Ltd.	4,480	48,016
Nankai Electric Railway Co., Ltd.	67,000	257,868
NEC Corp.	345,000	1,005,779
NEC Networks & System Integration Corp.	2,159	44,733
NET One Systems Co., Ltd.	14,580	85,882
Nexon Co., Ltd.	24,571	229,105
Next Co., Ltd.	12,125	98,580
NGK Insulators Ltd.	34,000	700,242
NGK Spark Plug Co., Ltd.	22,000	664,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

NH Foods Ltd.	19,000	$415,590
NHK Spring Co., Ltd.	25,000	218,117
Nichias Corp.	14,969	85,290
Nichicon Corp.	10,400	81,507
Nichii Gakkan Co.	11,354	90,186
Nichi-iko Pharmaceutical Co., Ltd.	6,232	96,837
Nichirei Corp.	40,000	181,453
Nidec Corp.	27,986	1,815,242
Nifco, Inc.	6,400	207,543
Nihon Kohden Corp.	5,900	290,394
Nihon M&A Center, Inc.	3,987	120,963
Nihon Nohyaku Co., Ltd.	8,530	98,382
Nihon Parkerizing Co., Ltd.	7,359	168,047
Nihon Trim Co., Ltd.	1,921	41,036
Nihon Unisys Ltd.	10,500	93,702
Nikon Corp.	50,100	665,229
Nintendo Co., Ltd.	15,284	1,592,918
Nippo Corp.	7,000	113,566
Nippon Carbon Co., Ltd.	22,500	42,665
Nippon Chemi-Con Corp.*	35,035	99,967
Nippon Coke & Engineering Co., Ltd.	10,046	9,406
Nippon Electric Glass Co., Ltd.	54,000	243,435
Nippon Express Co., Ltd.	103,000	523,839
Nippon Kayaku Co., Ltd.	24,000	296,986
Nippon Konpo Unyu Soko Co., Ltd.	9,000	132,099
Nippon Light Metal Holdings Co., Ltd.	52,529	74,741
Nippon Paint Holdings Co., Ltd.	22,000	638,560
Nippon Paper Industries Co., Ltd.	16,100	230,617
Nippon Sharyo Ltd.	14,000	41,209
Nippon Sheet Glass Co., Ltd.*	148,000	139,333
Nippon Shinyaku Co., Ltd.	6,000	193,797
Nippon Shokubai Co., Ltd.	20,000	262,492
Nippon Signal Co., Ltd.	8,900	93,667
Nippon Steel & Sumikin Bussan Corp.	27,116	93,480
Nippon Steel & Sumitomo Metal Corp.	1,117,617	2,773,606
Nippon Synthetic Chemical Industry Co., Ltd.	6,785	40,318
Nippon Telegraph & Telephone Corp.	95,542	4,916,402
Nippon Television Holdings, Inc.	27,400	403,167
Nippon Thompson Co., Ltd.	11,000	53,755
Nippon Valqua Industries Ltd.	22,000	58,717
Nippon Yusen KK	216,000	610,945
Nipro Corp.	13,900	120,338
Nishimatsu Construction Co., Ltd.	34,106	139,276
Nishimatsuya Chain Co., Ltd.	7,500	60,533
Nishi-Nippon City Bank Ltd.	114,000	329,211
Nishi-Nippon Railroad Co., Ltd.	42,000	170,940
Nissan Chemical Industries Ltd.	18,000	324,600
Nissan Motor Co., Ltd.	348,080	3,031,861
Nissan Shatai Co., Ltd.	13,000	158,132
Nissha Printing Co., Ltd.	6,558	108,885
Nisshin Seifun Group, Inc.	39,325	381,031

Nisshin Steel Holdings Co., Ltd.	10,951	$104,172
Nisshinbo Holdings, Inc.	22,000	227,879
Nissin Electric Co., Ltd.	11,000	58,544
Nissin Foods Holdings Co., Ltd.	10,700	512,049
Nissin Kogyo Co., Ltd.	4,986	69,418
Nitori Holdings Co., Ltd.	10,500	564,254
Nitta Corp.	3,600	81,634
Nittetsu Mining Co., Ltd.	14,300	50,469
Nitto Boseki Co., Ltd.	20,312	73,035
Nitto Denko Corp.	23,200	1,297,425
Nitto Kogyo Corp.	5,056	98,424
Nitto Kohki Co., Ltd.	2,800	50,552
Noevir Holdings Co., Ltd.	2,811	49,006
NOF Corp.	21,020	133,393
NOK Corp.	15,700	398,740
Nomura Holdings, Inc.	517,602	2,945,457
Nomura Real Estate Holdings, Inc.	15,900	273,225
Nomura Research Institute Ltd.	14,517	445,758
Noritake Co., Ltd.	19,900	44,011
Noritz Corp.	5,338	87,401
North Pacific Bank Ltd.	48,800	188,856
NS Solutions Corp.	3,300	88,565
NS United Kaiun Kaisha Ltd.	28,700	81,723
NSD Co., Ltd.	6,300	92,278
NSK Ltd.	59,000	698,763
NTN Corp.	74,000	327,350
NTT Data Corp.	18,802	702,856
NTT DOCOMO, Inc.	197,946	2,897,563
NTT Urban Development Corp.	15,400	154,484
Obayashi Corp.	90,000	578,430
OBIC Business Consultants Ltd.	2,700	74,765
Obic Co., Ltd.	11,000	352,934
Odakyu Electric Railway Co., Ltd.	86,000	763,145
Ohara, Inc.	5,000	23,675
Ohsho Food Service Corp.	2,130	77,186
Oiles Corp.	4,560	77,363
Oita Bank Ltd.	21,000	74,212
Oji Holdings Corp.	124,000	444,988
Okabe Co., Ltd.	7,367	66,891
Okasan Securities Group, Inc.	23,000	173,242
Oki Electric Industry Co., Ltd.	108,244	207,755
OKUMA Corp.	22,400	176,860
Okumura Corp.	25,000	112,398
Olympus Corp.*	35,900	1,264,969
Omron Corp.	29,300	1,313,239
Ono Pharmaceutical Co., Ltd.	11,577	1,025,862
Onward Holdings Co., Ltd.	23,000	138,392
Oracle Corp. Japan	5,000	203,711
Organo Corp.	9,300	37,011
Orient Corp.*	50,508	82,524
Oriental Land Co., Ltd.	6,800	1,559,374
ORIX Corp.	159,116	1,989,092
Osaka Gas Co., Ltd.	263,000	982,991
OSG Corp.	14,700	237,409
Otsuka Corp.	7,800	246,849
Otsuka Holdings Co., Ltd.	51,838	1,554,722
Pack Corp.	4,000	75,491
PanaHome Corp.	11,000	69,968
Panasonic Corp.	284,970	3,348,019

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Panasonic Industrial Devices SUNX Co., Ltd.	11,800	$76,940
Parco Co., Ltd.	8,506	69,405
Paris Miki Holdings, Inc.	7,300	28,794
Park24 Co., Ltd.	14,800	217,949
Penta-Ocean Construction Co., Ltd.	34,091	116,528
PGM Holdings KK	10,000	94,614
Pigeon Corp.	5,280	308,095
Pilot Corp.	2,350	134,626
Plenus Co., Ltd.	4,700	83,326
Pocket Card Co., Ltd.	14,360	68,982
Pola Orbis Holdings, Inc.	2,748	109,801
Raito Kogyo Co., Ltd.	11,775	101,749
Rakuten, Inc.	119,118	1,658,433
Renesas Electronics Corp.*	8,900	60,441
Rengo Co., Ltd.	21,000	86,659
Resona Holdings, Inc.	234,500	1,183,548
Resorttrust, Inc.	10,200	224,255
Ricoh Co., Ltd.	82,000	833,004
Ricoh Leasing Co., Ltd.	2,500	64,502
Riken Corp.	16,000	60,308
Rinnai Corp.	4,000	269,349
Rohm Co., Ltd.	13,200	800,827
Rohto Pharmaceutical Co., Ltd.	15,000	186,870
Round One Corp.	11,100	64,855
Ryobi Ltd.	18,700	50,670
Ryohin Keikaku Co., Ltd.	2,500	308,909
Ryosan Co., Ltd.	5,100	111,196
Saizeriya Co., Ltd.	4,200	55,327
Sakai Chemical Industry Co., Ltd.	14,100	44,379
Sakata Seed Corp.	5,300	88,448
Sanden Corp.	18,200	97,617
Sangetsu Co., Ltd.	5,600	135,163
San-In Godo Bank Ltd.	15,000	112,916
Sanken Electric Co., Ltd.	14,951	119,726
Sanki Engineering Co., Ltd.	99	663
Sankyo Co., Ltd.	7,700	265,375
Sankyo Tateyama, Inc.	2,211	40,617
Sankyu, Inc.	40,000	163,114
Sanoh Industrial Co., Ltd.	7,800	49,117
Sanrio Co., Ltd.	6,400	159,182
Santen Pharmaceutical Co., Ltd.	10,400	556,565
Sanwa Holdings Corp.	31,000	216,018
Sanyo Chemical Industries Ltd.	9,400	67,962
Sanyo Electric Railway Co., Ltd.	24,625	90,358
Sanyo Shokai Ltd.	18,600	45,104
Sanyo Special Steel Co., Ltd.	15,123	50,557
Sapporo Holdings Ltd.	52,000	220,935
Sawai Pharmaceutical Co., Ltd.	4,400	253,487
SBI Holdings, Inc.	29,097	315,951
SCSK Corp.	6,300	157,976
Secom Co., Ltd.	26,800	1,539,716
Sega Sammy Holdings, Inc.	27,471	352,437
Seibu Holdings, Inc.	21,536	439,377
Seikagaku Corp.	8,415	135,978
Seiko Epson Corp.	18,600	781,264
Seiko Holdings Corp.	20,162	112,827
Seino Holdings Co., Ltd.	25,000	251,480
Seiren Co., Ltd.	9,500	73,603
Sekisui Chemical Co., Ltd.	59,000	710,272

Sekisui House Ltd.	80,000	$1,047,824
Sekisui Jushi Corp.	7,100	94,864
Sekisui Plastics Co., Ltd.	16,100	61,494
Senshu Ikeda Holdings, Inc.	18,340	82,935
Seven & i Holdings Co., Ltd.	102,979	3,714,526
Seven Bank Ltd.	99,354	418,158
Sharp Corp.*	192,000	425,496
Shiga Bank Ltd.	30,000	160,078
Shikoku Chemicals Corp.	12,000	82,059
Shikoku Electric Power Co., Inc.*	20,885	253,179
Shima Seiki Manufacturing Ltd.	5,392	98,093
Shimachu Co., Ltd.	6,100	148,206
Shimadzu Corp.	39,000	396,905
Shimamura Co., Ltd.	3,300	284,322
Shimano, Inc.	11,000	1,422,852
Shimizu Corp.	91,000	619,637
Shimojima Co., Ltd.	5,300	44,826
Shinagawa Refractories Co., Ltd.	21,703	48,587
Shindengen Electric Manufacturing Co., Ltd.	13,600	78,223
Shin-Etsu Chemical Co., Ltd.	47,214	3,071,612
Shin-Etsu Polymer Co., Ltd.	11,000	45,290
Shinko Electric Industries Co., Ltd.	8,500	57,846
Shinsei Bank Ltd.	228,000	398,045
Shionogi & Co., Ltd.	42,300	1,095,799
Ship Healthcare Holdings, Inc.	822	18,677
Shiroki Corp.	18,800	51,700
Shiseido Co., Ltd.	49,800	697,369
Shizuoka Bank Ltd.	78,000	713,471
Shochiku Co., Ltd.	19,000	184,685
Showa Corp.	3,734	34,539
Showa Denko KK	175,000	216,166
Showa Sangyo Co., Ltd.	24,500	98,164
Showa Shell Sekiyu KK	30,300	298,625
Sintokogio Ltd.	7,500	51,152
SKY Perfect JSAT Holdings, Inc.	20,100	119,084
SMC Corp.	7,600	1,979,094
SMK Corp.	16,209	64,934
SoftBank Corp.	122,049	7,263,409
Sohgo Security Services Co., Ltd.	12,200	293,307
Sojitz Corp.	154,100	215,930
Sompo Japan Nipponkoa Holdings, Inc.	54,500	1,369,586
Sony Corp.	143,272	2,916,849
Sony Financial Holdings, Inc.	24,977	368,311
Sotetsu Holdings, Inc.	50,000	205,882
Square Enix Holdings Co., Ltd.	10,400	216,175
St. Marc Holdings Co., Ltd.	1,474	84,450
Stanley Electric Co., Ltd.	21,700	469,046
Star Micronics Co., Ltd.	6,600	83,602
Start Today Co., Ltd.	6,669	139,145
Sugi Holdings Co., Ltd.	5,000	204,034
Sumco Corp.	21,300	306,290
Sumitomo Chemical Co., Ltd.	208,000	823,524
Sumitomo Corp.	147,800	1,518,053
Sumitomo Dainippon Pharma Co., Ltd.	21,398	207,982

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Sumitomo Electric Industries Ltd.	97,891	$1,221,369
Sumitomo Forestry Co., Ltd.	25,100	245,950
Sumitomo Heavy Industries Ltd.	66,000	354,690
Sumitomo Metal Mining Co., Ltd.	65,000	969,919
Sumitomo Mitsui Construction Co., Ltd.*	79,018	99,576
Sumitomo Mitsui Financial Group, Inc.	182,013	6,576,585
Sumitomo Mitsui Trust Holdings, Inc.	489,630	1,868,616
Sumitomo Osaka Cement Co., Ltd.	65,000	185,652
Sumitomo Real Estate Sales Co., Ltd.	3,040	68,214
Sumitomo Realty & Development Co., Ltd.	60,880	2,073,905
Sumitomo Riko Co., Ltd.	5,200	39,169
Sumitomo Rubber Industries Ltd.	23,600	351,378
Sumitomo Seika Chemicals Co., Ltd.	17,166	114,460
Sumitomo Warehouse Co., Ltd.	17,000	91,312
Sundrug Co., Ltd.	6,000	242,849
Suntory Beverage & Food Ltd.	17,124	591,254
Suruga Bank Ltd.	26,000	476,380
Suzuken Co., Ltd.	10,200	281,898
Suzuki Motor Corp.	54,500	1,638,324
SWCC Showa Holdings Co., Ltd.*	60,300	50,658
Sysmex Corp.	20,100	891,701
T Hasegawa Co., Ltd.	7,045	98,935
T&D Holdings, Inc.	90,100	1,083,938
T.RAD Co., Ltd.	17,200	35,975
Tadano Ltd.	15,552	192,624
Taihei Dengyo Kaisha Ltd.	8,600	65,827
Taihei Kogyo Co., Ltd.	14,800	69,517
Taiheiyo Cement Corp.	158,000	497,175
Taisei Corp.	143,000	813,990
Taisho Pharmaceutical Holdings Co., Ltd.	6,768	412,869
Taiyo Holdings Co., Ltd.	3,134	111,321
Taiyo Nippon Sanso Corp.	33,000	364,138
Taiyo Yuden Co., Ltd.	15,000	175,351
Takara Holdings, Inc.	30,000	193,776
Takara Standard Co., Ltd.	12,000	86,922
Takasago International Corp.	51	230
Takashimaya Co., Ltd.	33,000	264,655
Takeda Pharmaceutical Co., Ltd.	98,564	4,089,981
Takuma Co., Ltd.	12,205	80,913
Tamron Co., Ltd.	2,969	58,730
TDK Corp.	15,400	907,363
Teijin Ltd.	132,000	351,530
Temp Holdings Co., Ltd.	6,022	187,154
Tenma Corp.	6,500	85,894
Terumo Corp.	40,600	924,652
T-Gaia Corp.	10,184	100,647
THK Co., Ltd.	16,300	393,538
TKC Corp.	5,390	88,767
Toagosei Co., Ltd.	34,000	134,123

Tobu Railway Co., Ltd.	153,000	$653,837
TOC Co., Ltd.	13,669	76,777
Tocalo Co., Ltd.	3,700	63,281
Tochigi Bank Ltd.	46	204
Toda Corp.	32,000	126,372
Toei Co., Ltd.	18,574	106,437
Toenec Corp.	19,751	92,889
Toho Co., Ltd.	20,600	467,423
Toho Gas Co., Ltd.	67,000	328,342
Toho Holdings Co., Ltd.	9,200	133,981
Toho Titanium Co., Ltd.*	5,100	33,319
Tohoku Electric Power Co., Inc.	61,600	715,573
Tokai Carbon Co., Ltd.	32,000	93,312
Tokai Rika Co., Ltd.	7,500	157,549
Tokai Tokyo Financial Holdings, Inc.	34,000	232,634
Token Corp.	2,181	88,169
Tokio Marine Holdings, Inc.	96,700	3,140,309
Tokuyama Corp.	38,000	76,946
Tokyo Broadcasting System Holdings, Inc.	17,000	199,683
Tokyo Dome Corp.	19,769	86,960
Tokyo Electric Power Co., Inc.*	215,437	877,880
Tokyo Electron Ltd.	22,000	1,669,513
Tokyo Gas Co., Ltd.	287,093	1,549,201
Tokyo Ohka Kogyo Co., Ltd.	5,100	156,056
Tokyo Seimitsu Co., Ltd.	5,267	106,058
Tokyo Steel Manufacturing Co., Ltd.	18,700	115,142
Tokyo Tatemono Co., Ltd.	55,000	400,546
Tokyotokeiba Co., Ltd.	20,593	50,833
Tokyu Corp.	158,000	980,194
Tokyu Fudosan Holdings Corp.	57,534	396,430
Tomy Co., Ltd.	9,500	50,036
TonenGeneral Sekiyu KK	41,000	350,486
Topcon Corp.	6,848	145,996
Toppan Forms Co., Ltd.	7,000	70,234
Toppan Printing Co., Ltd.	75,000	488,255
Toray Industries, Inc.	197,000	1,577,769
Torishima Pump Manufacturing Co., Ltd.	3,900	27,815
Toshiba Corp.	494,000	2,091,792
Toshiba Machine Co., Ltd.	17,105	67,894
Toshiba Plant Systems & Services Corp.	6,000	92,093
Tosoh Corp.	85,000	410,832
TOTO Ltd.	38,000	441,987
Towa Pharmaceutical Co., Ltd.	2,214	97,889
Toyo Engineering Corp.	14,502	53,042
Toyo Ink SC Holdings Co., Ltd.	24,000	118,241
Toyo Kohan Co., Ltd.	17,415	92,526
Toyo Seikan Group Holdings Ltd.	18,400	226,991
Toyo Suisan Kaisha Ltd.	15,000	484,338
Toyo Tanso Co., Ltd.	1,600	26,142
Toyo Tire & Rubber Co., Ltd.	11,244	220,513
Toyobo Co., Ltd.	121,000	161,898
Toyoda Gosei Co., Ltd.	9,300	187,790
Toyota Industries Corp.	24,400	1,246,774
Toyota Motor Corp.	336,475	20,982,772
Toyota Tsusho Corp.	29,500	681,820
Trend Micro, Inc.	13,200	361,150

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TS Tech Co., Ltd.	5,200	$121,793
TSI Holdings Co., Ltd.	12,000	70,737
Tsubakimoto Chain Co.	12,965	103,303
Tsumura & Co.	9,200	203,394
Tsuruha Holdings, Inc.	4,800	278,265
Tsutsumi Jewelry Co., Ltd.	2,800	59,191
Tv Tokyo Holdings Corp.	4,700	106,446
UACJ Corp.	34,970	89,361
Ube Industries Ltd.	141,000	210,673
Ulvac, Inc.*	5,398	82,479
Unicharm Corp.	50,400	1,212,857
Unipres Corp.	4,100	67,249
United Arrows Ltd.	2,708	75,732
Unitika Ltd.*	77,800	40,077
UNY Group Holdings Co., Ltd.	26,100	133,052
Ushio, Inc.	19,600	205,026
USS Co., Ltd.	31,000	477,059
Wacoal Holdings Corp.	20,000	201,440
Wakita & Co., Ltd.	9,405	88,581
WATAMI Co., Ltd.	7,100	65,961
West Japan Railway Co.	23,222	1,100,396
Xebio Co., Ltd.	5,148	85,976
Yahoo! Japan Corp.	186,552	673,155
Yakult Honsha Co., Ltd.	17,700	934,090
Yamada Denki Co., Ltd.	117,100	390,845
Yamagata Bank Ltd.	21,000	91,335
Yamaguchi Financial Group, Inc.	31,000	319,358
Yamaha Corp.	18,200	270,329
Yamaha Motor Co., Ltd.	39,300	790,378
Yamato Holdings Co., Ltd.	48,500	954,985
Yamato Kogyo Co., Ltd.	7,700	216,485
Yamazaki Baking Co., Ltd.	26,000	320,804
Yaoko Co., Ltd.	1,319	75,839
Yaskawa Electric Corp.	27,000	345,361
Yodogawa Steel Works Ltd.	25,160	93,647
Yokogawa Electric Corp.	32,500	357,755
Yokohama Rubber Co., Ltd.	29,640	270,792
Yoshinoya Holdings Co., Ltd.	7,900	90,913
Yusen Logistics Co., Ltd.	9,240	101,373
Yushin Precision Equipment Co., Ltd.	3,893	73,741
Zenkoku Hosho Co., Ltd.	5,062	143,523
Zensho Holdings Co., Ltd.	9,793	80,649
Zeon Corp.	22,000	197,523

		410,283,321

Mexico (0.0%)
Fresnillo plc	26,363	312,844

Netherlands (4.0%)
ASML Holding N.V.	98,938	10,599,887
ING Groep N.V. (CVA)*	1,018,988	13,193,459
Koninklijke Philips N.V.	252,672	7,336,371
Royal Dutch Shell plc, Class A	609,909	20,216,333
Royal Dutch Shell plc, Class B	380,048	13,056,135

		64,402,185

New Zealand (0.0%)
Fletcher Building Ltd.	29,242	188,079
Kathmandu Holdings Ltd.	27,393	44,778
SKY Network Television Ltd.	25,481	119,030

SKYCITY Entertainment Group Ltd.	22,991	$68,962
Spark New Zealand Ltd.	38,261	93,055
Trade Me Ltd.	31,744	88,601

		602,505

Singapore (0.0%)
Singapore Telecommunications Ltd. (CDI)	16,828	49,761

South Africa (0.1%)
Mondi plc	56,907	917,497

Spain (5.0%)
Banco Bilbao Vizcaya Argentaria S.A.	1,629,972	15,340,511
Banco Santander S.A.	3,323,792	27,792,964
Iberdrola S.A.	1,413,154	9,507,947
Inditex S.A.	277,573	7,953,283
Repsol S.A.	260,057	4,833,980
Telefonica S.A.	1,055,249	15,094,243

		80,522,928

Switzerland (0.7%)
Coca-Cola HBC AG (CDI)*	30,726	584,618
Glencore plc*	1,653,790	7,611,972
Wolseley plc	40,942	2,330,760

		10,527,350

United Kingdom (21.8%)
3i Group plc	149,318	1,037,732
Aberdeen Asset Management plc	152,746	1,020,210
Admiral Group plc	30,428	623,124
Aggreko plc	37,181	866,258
Anglo American plc	202,480	3,746,272
Antofagasta plc	55,073	639,413
ARM Holdings plc	216,431	3,332,660
Ashtead Group plc	77,995	1,378,890
Associated British Foods plc	54,000	2,623,624
AstraZeneca plc	195,549	13,756,013
Aviva plc	456,366	3,419,626
Babcock International Group plc	77,820	1,273,208
BAE Systems plc	490,111	3,577,824
Barclays plc	2,540,518	9,551,079
Barratt Developments plc	152,643	1,111,546
BG Group plc	527,373	7,019,717
BP plc	2,826,022	17,944,499
British American Tobacco plc	288,844	15,694,001
British Land Co. plc (REIT)	156,755	1,883,110
BT Group plc	1,258,885	7,814,605
Bunzl plc	51,448	1,402,464
Burberry Group plc	68,651	1,739,521
Capita plc	103,836	1,740,205
Centrica plc	770,178	3,314,813
Compass Group plc	258,530	4,406,468
Diageo plc	390,295	11,194,101
Direct Line Insurance Group plc	232,436	1,048,360
Dixons Carphone plc	145,307	1,046,587
easyJet plc	38,498	993,687
Friends Life Group Ltd.	210,957	1,192,680
G4S plc	240,431	1,034,711

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

GKN plc	252,388	$1,338,709
GlaxoSmithKline plc	753,366	16,118,293
Hammerson plc (REIT)	121,529	1,135,870
Hargreaves Lansdown plc	33,932	529,057
Henderson Group plc (CDI)	99,984	326,868
HSBC Holdings plc	2,955,049	27,926,620
Imperial Tobacco Group plc	149,290	6,537,874
InterContinental Hotels Group plc	36,631	1,467,882
International Consolidated Airlines Group S.A.*	315,490	2,357,711
Intertek Group plc	24,909	902,922
Intu Properties plc (REIT)	141,328	730,836
ITV plc	580,105	1,932,540
J Sainsbury plc	218,834	831,951
Johnson Matthey plc	31,754	1,664,672
Kingfisher plc	367,064	1,934,283
Land Securities Group plc (REIT)	121,905	2,181,351
Legal & General Group plc	920,112	3,533,984
Lloyds Banking Group plc*	8,375,460	9,890,305
London Stock Exchange Group plc	39,218	1,347,388
Marks & Spencer Group plc	259,369	1,914,984
Meggitt plc	124,826	997,778
National Grid plc	584,506	8,332,611
Next plc	22,817	2,406,641
Old Mutual plc	757,311	2,227,187
Pearson plc	125,997	2,317,742
Persimmon plc*	47,396	1,159,397
Prudential plc	395,403	9,099,070
Randgold Resources Ltd.	14,228	962,681
Reckitt Benckiser Group plc	99,967	8,064,472
Reed Elsevier plc	177,912	3,026,887
Rio Tinto Ltd.	63,126	2,961,066
Rio Tinto plc	193,331	8,907,248
Rolls-Royce Holdings plc*	290,044	3,907,199
Rolls-Royce Holdings plc (Preference), Class C*(b)(q)†	25,936,110	40,424
Royal Bank of Scotland Group plc*	334,322	2,029,508
Royal Mail plc	95,456	635,630
RSA Insurance Group plc*	155,755	1,048,215
SABMiller plc	146,492	7,581,293
Sage Group plc	161,417	1,164,041
Schroders plc	17,520	726,124
Severn Trent plc	36,892	1,143,829
Sky plc	162,489	2,261,557
Smith & Nephew plc	138,945	2,550,946
Smiths Group plc	60,750	1,028,199
Sports Direct International plc*	38,972	427,417
SSE plc	153,006	3,841,161
St. James’s Place plc	79,479	998,833
Standard Chartered plc	313,579	4,702,743
Standard Life plc	370,443	2,282,085
Taylor Wimpey plc	500,603	1,066,834
Tesco plc	1,258,722	3,662,782
Travis Perkins plc	38,254	1,101,335
Tullow Oil plc	140,058	886,184
Unilever N.V. (CVA)	412,495	16,203,939
Unilever plc	186,950	7,594,047
United Utilities Group plc	105,650	1,497,159

Vodafone Group plc	4,116,670	$14,105,607
Weir Group plc	32,929	942,491
Whitbread plc	27,941	2,061,960
WM Morrison Supermarkets plc	335,388	954,503
WPP plc	205,969	4,273,070

		353,213,003

United States (0.1%)
Carnival plc	28,277	1,276,758
News Corp. (CDI), Class B*	5,262	78,733
ResMed, Inc. (CDI)	109,400	614,457
Sims Metal Management Ltd.	24,188	235,840

		2,205,788

Total Common Stocks (99.0%) (Cost $1,528,591,733)		1,600,776,352

	Number of Rights	Value (Note 1)
RIGHTS:
France (0.1%)
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*† (Cost $—)	72,023	1,252,745

Total Investments (99.1%) (Cost $1,528,591,733)		1,602,029,097
Other Assets Less Liabilities (0.9%)		14,678,240

Net Assets (100%)		$1,616,707,337

*	Non-income producing.
†	Securities (totaling $1,293,169 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $335,578 or 0.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

CDI	— Chess Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
DJ EURO Stoxx 50 Index	142	March-15	$5,253,740	$5,383,343	$129,603
FTSE 100 Index	33	March-15	3,166,893	3,354,770	187,877
SPI 200 Index	10	March-15	1,047,437	1,098,670	51,233
TOPIX Index	18	March-15	2,168,228	2,115,128	(53,100)

					$315,613

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 1,118,988, CHF 96,182, EUR 1,785,577, GBP 25,621, MXN 3, JPY 672,553, and SGD 1.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Consumer Discretionary	$—	$192,124,182	$—	$192,124,182
Consumer Staples	—	172,958,866	—	172,958,866
Energy	—	121,130,181	—	121,130,181
Financials	—	403,660,639	—	403,660,639
Health Care	—	137,541,534	—	137,541,534
Industrials	—	199,705,012	40,424	199,745,436
Information Technology	—	87,385,293	—	87,385,293
Materials	—	119,647,890	—	119,647,890
Telecommunication Services	—	96,456,232	—	96,456,232
Utilities	—	70,126,099	—	70,126,099
Futures	368,713	—	—	368,713
Rights
Consumer Discretionary	—	—	1,252,745	1,252,745

Total Assets	$368,713	$1,600,735,928	$1,293,169	$1,602,397,810

Liabilities:
Futures	$(53,100)	$—	$—	$(53,100)

Total Liabilities	$(53,100)	$—	$—	$(53,100)

Total	$315,613	$1,600,735,928	$1,293,169	$1,602,344,710

(a) A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$368,713	*

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(53,100	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,685,986	$1,685,986

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(247,428)	$(247,428)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $16,638,000 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$156,104,218
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$137,421,973

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$287,681,457
Aggregate gross unrealized depreciation	(223,953,551)

Net unrealized appreciation	$63,727,906

Federal income tax cost of investments	$1,538,301,191

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,528,591,733)	$1,602,029,097
Cash	11,741,634
Foreign cash (Cost $3,762,168)	3,698,925
Receivable for securities sold	3,499,762
Dividends, interest and other receivables	3,191,438
Due from broker for futures variation margin	1,021,551
Due from custodian	593,736
Receivable from Separate Accounts for Trust shares sold	217,141
Other assets	3,733

Total assets	1,625,997,017

LIABILITIES
Payable for securities purchased	7,245,305
Payable to Separate Accounts for Trust shares redeemed	827,882
Investment management fees payable	558,770
Distribution fees payable – Class IB	173,362
Distribution fees payable – Class IA	142,100
Administrative fees payable	141,103
Trustees’ fees payable	5,125
Accrued expenses	196,033

Total liabilities	9,289,680

NET ASSETS	$1,616,707,337

Net assets were comprised of:
Paid in capital	$2,245,691,639
Accumulated undistributed net investment income (loss)	(5,818,334)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(696,666,296)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	73,500,328

Net assets	$1,616,707,337

Class IA
Net asset value, offering and redemption price per share, $655,834,757 / 74,332,022 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.82

Class IB
Net asset value, offering and redemption price per share, $803,688,353 / 92,498,388 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.69

Class K
Net asset value, offering and redemption price per share, $157,184,227 / 17,819,681 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.82

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($14,805 of dividend income received from affiliates) (net of $4,344,831 foreign withholding tax)	$66,407,139
Interest	19,052

Total income	66,426,191

EXPENSES
Investment management fees	6,936,709
Distribution fees – Class IB	2,140,567
Distribution fees – Class IA	1,807,521
Administrative fees	1,775,141
Custodian fees	291,500
Printing and mailing expenses	131,230
Professional fees	80,246
Trustees’ fees	44,554
Miscellaneous	58,813

Total expenses	13,266,281

NET INVESTMENT INCOME (LOSS)	53,159,910

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	9,399,747
Futures	1,685,986
Foreign currency transactions	(586,818)

Net realized gain (loss)	10,498,915

Change in unrealized appreciation (depreciation) on:
Investments	(182,974,164)
Futures	(247,428)
Foreign currency translations	(341,775)

Net change in unrealized appreciation (depreciation)	(183,563,367)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(173,064,452)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(119,904,542)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$53,159,910	$35,284,510
Net realized gain (loss) on investments, futures and foreign currency transactions	10,498,915	5,979,859
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	(183,563,367)	277,474,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,904,542)	318,739,113

DIVIDENDS :
Dividends from net investment income
Class IA	(21,540,125)	(15,560,437)
Class IB	(26,291,054)	(18,319,838)
Class K	(5,545,169)	(3,338,293)

TOTAL DIVIDENDS :	(53,376,348)	(37,218,568)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,424,294 and 2,500,651 shares, respectively ]	23,671,995	22,627,807
Capital shares issued in reinvestment of dividends [ 2,408,224 and 1,646,924 shares, respectively ]	21,540,125	15,560,437
Capital shares repurchased [ (7,090,483) and (9,159,064) shares, respectively ]	(68,867,550)	(82,052,074)

Total Class IA transactions	(23,655,430)	(43,863,830)

Class IB
Capital shares sold [ 8,969,220 and 13,719,262 shares, respectively ]	85,261,479	120,788,406
Capital shares issued in reinvestment of dividends [ 2,984,828 and 1,968,968 shares, respectively ]	26,291,054	18,319,838
Capital shares repurchased [ (10,699,132) and (12,619,310) shares, respectively ]	(102,222,630)	(111,906,368)

Total Class IB transactions	9,329,903	27,201,876

Class K
Capital shares sold [ 5,158,520 and 2,254,634 shares, respectively ]	50,663,125	21,973,638
Capital shares issued in reinvestment of dividends [ 620,166 and 353,379 shares, respectively ]	5,545,169	3,338,293
Capital shares repurchased [ (2,526,667) and (5,070,929) shares, respectively ]	(24,598,780)	(45,680,557)

Total Class K transactions	31,609,514	(20,368,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	17,283,987	(37,030,580)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(155,996,903)	244,489,965
NET ASSETS:
Beginning of year	1,772,704,240	1,528,214,275

End of year (a)	$1,616,707,337	$1,772,704,240

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$(5,818,334)	$(5,229,367)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013		2012	2011	2010
Net asset value, beginning of year	$9.79	$8.24		$7.30	$8.60	$8.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.20	##	0.21	0.26	0.16
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.56		0.97	(1.30)	0.29

Total from investment operations	(0.67)	1.76		1.18	(1.04)	0.45

Less distributions:
Dividends from net investment income	(0.30)	(0.21)		(0.24)	(0.26)	(0.21)

Net asset value, end of year	$8.82	$9.79		$8.24	$7.30	$8.60

Total return	(6.90)%	21.43%		16.22%	(11.98)%	5.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$655,835	$750,077		$672,396	$659,391	$1,134,210
Ratio of expenses to average net assets	0.79%	0.79%		0.79%	0.53%	0.83%
Ratio of net investment income (loss) to average net assets	3.05%	2.18	%(aa)	2.74%	3.06%	1.93%
Portfolio turnover rate^	8%	9%		5%	65%	61%

	Year Ended December 31,
Class IB	2014	2013		2012	2011	2010
Net asset value, beginning of year	$9.64	$8.11		$7.19	$8.47	$8.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	0.19	##	0.21	0.23	0.13
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.95)	1.54		0.95	(1.27)	0.30

Total from investment operations	(0.66)	1.73		1.16	(1.04)	0.43

Less distributions:
Dividends from net investment income	(0.29)	(0.20)		(0.24)	(0.24)	(0.19)

Net asset value, end of year	$8.69	$9.64		$8.11	$7.19	$8.47

Total return	(6.85)%	21.48%		16.14%	(12.20)%	5.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$803,688	$879,975		$715,496	$681,113	$871,872
Ratio of expenses to average net assets	0.79%	0.79%		0.79%	0.78%	1.08%
Ratio of net investment income (loss) to average net assets	3.04%	2.15	%(bb)	2.75%	2.75%	1.69%
Portfolio turnover rate^	8%	9%		5%	65%	61%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014	2013		2012
Net asset value, beginning of period	$9.79	$8.24		$7.30	$7.68

Income (loss) from investment operations:
Net investment income (loss) (e)	0.32	0.22	##	0.24	0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	(0.97)	1.56		0.97	(0.18)

Total from investment operations	(0.65)	1.78		1.21	(0.12)

Less distributions:
Dividends from net investment income	(0.32)	(0.23)		(0.27)	(0.26)

Net asset value, end of period	$8.82	$9.79		$8.24	$7.30

Total return (b)	(6.65)%	21.73%		16.52%	(1.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$157,184	$142,652		$140,323	$226,542
Ratio of expenses to average net assets (a)	0.54%	0.54%		0.54%	0.54%
Ratio of net investment income (loss) to average net assets (a)	3.29%	2.43	%(cc)	3.09%	2.38%
Portfolio turnover rate^	8%	9%		5%	65%
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.16, $0.15 and $0.18 for Class IA ,Class IB and K respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 1.75% for income after waivers and reimbursements, 1.75% after waivers, reimbursements, and fees paid indirectly, and 1.75% before waivers, reimbursements, and fees paid indirectly.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would 1.72% for income after waiver and reimbursement, 1.72% after waivers, reimbursements, and fees paid indirectly, and 1.72% before waivers, reimbursemments, and fees paid indirectly.
(cc)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class C would be 2.00% for income after waivers and reimbursements, 2.00% after waivers, reimbursements, and fees paid indirectly, and 2% before waivers, reimbursements, and fees paid indirectly.

See Notes to Financial Statements.

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	8.92%	14.62%	7.01%
Portfolio – Class IB Shares*	8.92	14.49	6.82
Portfolio – Class K Shares**	9.21	N/A	13.51
Russell 1000® Value Index	13.45	15.42	7.75
* Date of inception 4/29/05. ** Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.92% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 13.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

On the positive side of sector performance, the use of currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio had a large positive impact on the Portfolio’s performance relative to the benchmark. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage.

•

Strong stock selection and an underweight in the Materials sector also enhanced relative Portfolio performance. Notably, Alcoa Inc. had a large positive impact to absolute and relative performance. Also, having no exposure to miners, like Freeport-McMoRan Inc., boosted Portfolio performance, as margins and earnings were negatively affected by gold and other metals experiencing declines during the year.

•	An overweight to the Information Technology sector and select stocks boosted performance as well. Within the hardware and equipment industry, Hewlett-Packard was a clear contributor.

What hurt performance during the year:

•

On the negative side, stock selection and an overweight within the Energy sector were the largest detractors for the period, with most of the underperformance occurring from mid-September to year-end due to the free-falling prices of oil. Notably, within oil services and equipment, Weatherford International was the largest detractor on an absolute and relative basis, after being a relative and absolute contributor for the first two quarters of 2014.

•

Weak stock selection within Consumer Discretionary also dampened relative performance. Viacom Inc., within media, and General Motors, within automobiles, were the two largest detractors within the sector. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay.

•

Weak stock selection within Health Care also detracted from relative performance, mainly from holdings within the pharmaceutical and biotech industry. Sanofi was an absolute and relative detractor to performance for the year.

•

Stock selection within Financials also hurt relative performance. Gains in holdings such as Allstate Corp. were offset by anemic returns from Citigroup Inc., which disappointed investors as the Federal Reserve failed to pass company plans for returning capital to shareholders and the company declined to raise the dividend early in the year.

•	Having a material underweight in Utilities detracted from relative performance, as Utilities was one of the best performing sectors of the benchmark during the period.

Portfolio Positioning and Outlook

Although the Portfolio was underweight Financials and overweight in Energy compared to the benchmark at year end, we have a favorable view of large diversified financials companies and have been adding to positions in the Energy sector. The Portfolio’s exposure in each sector has a higher beta than the benchmark. Therefore, the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	23.6%
Consumer Discretionary	16.2
Energy	14.7
Information Technology	12.3
Health Care	12.1
Industrials	6.7
Consumer Staples	4.5
Materials	1.7
Telecommunication Services	1.5
Utilities	1.0
Cash and Other	5.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,024.84	$5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.05	5.21
Class IB
Actual	1,000.00	1,024.83	5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.04	5.21
Class K
Actual	1,000.00	1,026.09	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.31	3.94

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (16.2%)
Auto Components (1.8%)
Johnson Controls, Inc.	83,872	$4,054,373

Automobiles (1.7%)
General Motors Co.	115,464	4,030,848

Hotels, Restaurants & Leisure (2.3%)
Carnival Corp.	116,592	5,285,115

Household Durables (0.7%)
Newell Rubbermaid, Inc.	41,798	1,592,086

Media (6.8%)
CBS Corp. (Non-Voting), Class B	19,012	1,052,124
Comcast Corp., Class A	56,265	3,263,933
Time Warner Cable, Inc.	18,411	2,799,577
Time Warner, Inc.	17,889	1,528,078
Twenty-First Century Fox, Inc., Class B	81,301	2,999,194
Viacom, Inc., Class B	54,109	4,071,702

		15,714,608

Multiline Retail (2.5%)
Kohl’s Corp.	53,933	3,292,070
Target Corp.	31,257	2,372,719

		5,664,789

Textiles, Apparel & Luxury Goods (0.4%)
Fossil Group, Inc.*	9,506	1,052,694

Total Consumer Discretionary		37,394,513

Consumer Staples (4.5%)
Food & Staples Retailing (1.6%)
CVS Health Corp.	21,970	2,115,931
Wal-Mart Stores, Inc.	17,675	1,517,929

		3,633,860

Food Products (2.9%)
ConAgra Foods, Inc.	100,281	3,638,195
Mondelez International, Inc., Class A	43,171	1,568,186
Unilever N.V. (N.Y. Shares)	38,692	1,510,536

		6,716,917

Total Consumer Staples		10,350,777

Energy (14.7%)
Energy Equipment & Services (3.3%)
Halliburton Co.	49,734	1,956,038
Noble Corp. plc	89,635	1,485,252
Weatherford International plc*	350,374	4,011,782

		7,453,072

Oil, Gas & Consumable Fuels (11.4%)
BP plc (ADR)	104,520	3,984,303
California Resources Corp.*	10,777	59,381
Chevron Corp.	23,224	2,605,268
Devon Energy Corp.	38,442	2,353,035
Murphy Oil Corp.	54,188	2,737,578
Occidental Petroleum Corp.	26,944	2,171,956
QEP Resources, Inc.	94,292	1,906,584
Royal Dutch Shell plc (ADR), Class A	76,438	5,117,524

Suncor Energy, Inc.	168,801	$5,364,496

		26,300,125

Total Energy		33,753,197

Financials (23.6%)
Banks (14.1%)
Bank of America Corp.	247,217	4,422,712
Citigroup, Inc.	182,220	9,859,924
Fifth Third Bancorp	125,241	2,551,785
JPMorgan Chase & Co.	114,828	7,185,936
PNC Financial Services Group, Inc.	36,429	3,323,418
U.S. Bancorp/Minnesota	19,682	884,706
Wells Fargo & Co.	78,169	4,285,225

		32,513,706

Capital Markets (5.8%)
Bank of New York Mellon Corp.	83,163	3,373,923
Goldman Sachs Group, Inc.	11,232	2,177,099
Morgan Stanley	99,334	3,854,159
State Street Corp.	49,546	3,889,361

		13,294,542

Insurance (3.7%)
Aflac, Inc.	31,778	1,941,318
Allstate Corp.	46,293	3,252,083
MetLife, Inc.	63,116	3,413,945

		8,607,346

Total Financials		54,415,594

Health Care (12.1%)
Health Care Equipment & Supplies (0.7%)
Medtronic, Inc.	20,624	1,489,053

Health Care Providers & Services (2.6%)
Anthem, Inc.	20,913	2,628,136
Express Scripts Holding Co.*	20,836	1,764,184
UnitedHealth Group, Inc.	16,142	1,631,795

		6,024,115

Pharmaceuticals (8.8%)
AbbVie, Inc.	26,394	1,727,223
Bristol-Myers Squibb Co.	33,907	2,001,530
GlaxoSmithKline plc (ADR)	19,313	825,438
Merck & Co., Inc.	76,515	4,345,287
Novartis AG (ADR)	39,061	3,619,392
Pfizer, Inc.	107,613	3,352,145
Roche Holding AG (ADR)	51,317	1,744,265
Sanofi S.A. (ADR)	60,649	2,766,201

		20,381,481

Total Health Care		27,894,649

Industrials (6.7%)
Aerospace & Defense (2.0%)
Honeywell International, Inc.	16,639	1,662,569
Textron, Inc.	70,226	2,957,217

		4,619,786

Electrical Equipment (0.9%)
Emerson Electric Co.	33,985	2,097,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrial Conglomerates (2.5%)
General Electric Co.	227,748	$5,755,192

Machinery (1.3%)
Ingersoll-Rand plc	47,156	2,989,219

Total Industrials		15,462,091

Information Technology (12.3%)
Communications Equipment (1.9%)
Cisco Systems, Inc.	161,391	4,489,091

Electronic Equipment, Instruments & Components (0.9%)
Corning, Inc.	88,729	2,034,556

Internet Software & Services (2.3%)
eBay, Inc.*	68,657	3,853,031
Yahoo!, Inc.*	27,018	1,364,679

		5,217,710

Semiconductors & Semiconductor Equipment (1.1%)
Intel Corp.	70,220	2,548,284

Software (4.6%)
Autodesk, Inc.*	16,930	1,016,816
Citrix Systems, Inc.*	32,603	2,080,071
Microsoft Corp.	88,341	4,103,440
Symantec Corp.	133,101	3,414,706

		10,615,033

Technology Hardware, Storage & Peripherals (1.5%)
Hewlett-Packard Co.	86,880	3,486,494

Total Information Technology		28,391,168

Materials (1.7%)
Metals & Mining (0.8%)
Alcoa, Inc.	118,648	$1,873,452

Paper & Forest Products (0.9%)
International Paper Co.	39,875	2,136,502

Total Materials		4,009,954

Telecommunication Services (1.5%)
Diversified Telecommunication Services (1.5%)
Verizon Communications, Inc.	41,202	1,927,429
Vivendi S.A.*	62,618	1,562,016

Total Telecommunication Services		3,489,445

Utilities (1.0%)
Electric Utilities (0.5%)
FirstEnergy Corp.	27,706	1,080,257

Multi-Utilities (0.5%)
PG&E Corp.	20,791	1,106,913

Total Utilities		2,187,170

Total Investments (94.3%) (Cost $184,079,163)		217,348,558
Other Assets Less Liabilities (5.7%)		13,158,963

Net Assets (100%)		$230,507,521

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/16/15	Barclays Bank plc	647	$1,016,130	$1,008,433	$7,697
British Pound vs. U.S. Dollar, expiring 1/16/15	CIBC World Markets, Inc.	647	1,016,052	1,008,433	7,619
British Pound vs. U.S. Dollar, expiring 1/16/15	Deutsche Bank AG	647	1,016,061	1,008,431	7,630
British Pound vs. U.S. Dollar, expiring 1/16/15	Goldman Sachs & Co.	647	1,016,021	1,008,431	7,590
Canadian Dollar vs. U.S. Dollar, expiring 1/16/15	Barclays Bank plc	1,159	1,004,523	997,310	7,213
Canadian Dollar vs. U.S. Dollar, expiring 1/16/15	CIBC World Markets, Inc.	1,159	1,004,748	997,309	7,439
Canadian Dollar vs. U.S. Dollar, expiring 1/16/15	Deutsche Bank AG	1,159	1,004,202	997,309	6,893
Canadian Dollar vs. U.S. Dollar, expiring 1/16/15	Goldman Sachs & Co.	1,159	1,004,061	997,310	6,751
European Union Euro vs. U.S. Dollar, expiring 1/16/15	CIBC World Markets, Inc.	1,786	2,212,739	2,161,134	51,605
European Union Euro vs. U.S. Dollar, expiring 1/16/15	Deutsche Bank AG	1,786	2,212,523	2,161,134	51,389

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/16/15	Goldman Sachs & Co.	1,786	$2,213,148	$2,161,133	$52,015
European Union Euro vs. U.S. Dollar, expiring 1/16/15	Royal Bank of Canada	1,786	2,212,511	2,161,133	51,378
Swiss Franc vs. U.S. Dollar, expiring 1/16/15	Barclays Bank plc	1,148	1,183,719	1,154,926	28,793
Swiss Franc vs. U.S. Dollar, expiring 1/16/15	CIBC World Markets, Inc.	1,148	1,184,000	1,154,926	29,074
Swiss Franc vs. U.S. Dollar, expiring 1/16/15	Deutsche Bank AG	1,148	1,183,723	1,154,925	28,798
Swiss Franc vs. U.S. Dollar, expiring 1/16/15	Goldman Sachs & Co.	1,148	1,183,791	1,154,925	28,866

					$380,750

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$37,394,513	$—	$—	$37,394,513
Consumer Staples	10,350,777	—	—	10,350,777
Energy	33,753,197	—	—	33,753,197
Financials	54,415,594	—	—	54,415,594
Health Care	27,894,649	—	—	27,894,649
Industrials	15,462,091	—	—	15,462,091
Information Technology	28,391,168	—	—	28,391,168
Materials	4,009,954	—	—	4,009,954
Telecommunication Services	1,927,429	1,562,016	—	3,489,445
Utilities	2,187,170	—	—	2,187,170
Forward Currency Contracts	—	380,750	—	380,750

Total Assets	$215,786,542	$1,942,766	$—	$217,729,308

Total Liabilities	$—	$—	$—	$—

Total	$215,786,542	$1,942,766	$—	$217,729,308

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$380,750

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$1,627,246	$1,627,246

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$398,254	$398,254

^ The Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $14,197,000 during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$43,703	$—	$—	$43,703
CIBC World Markets, Inc.	95,737	—	—	95,737
Deutsche Bank AG	94,710	—	—	94,710
Goldman Sachs & Co.	95,222	—	—	95,222
Royal Bank of Canada	51,378	—	—	51,378

Total	$380,750	$—	$—	$380,750

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
	$—	$—	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$44,418,129
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$23,885,935

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$39,591,757
Aggregate gross unrealized depreciation	(7,691,269)

Net unrealized appreciation	$31,900,488

Federal income tax cost of investments	$185,448,070

For the year ended December 31, 2014, the Portfolio incurred approximately $1,682 as brockerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated brocker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $184,079,163)	$217,348,558
Cash	12,927,909
Foreign cash (Cost $333)	329
Unrealized appreciation on forward foreign currency contracts	380,750
Dividends, interest and other receivables	319,276
Receivable from Separate Accounts for Trust shares sold	240,571
Other assets	486

Total assets	231,217,879

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	452,547
Investment management fees payable	119,041
Distribution fees payable – Class IB	32,410
Administrative fees payable	19,647
Distribution fees payable – Class IA	8,792
Accrued expenses	77,921

Total liabilities	710,358

NET ASSETS	$230,507,521

Net assets were comprised of:
Paid in capital	$724,776,283
Accumulated undistributed net investment income (loss)	370,229
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(528,286,580)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	33,647,589

Net assets	$230,507,521

Class IA
Net asset value, offering and redemption price per share, $42,002,217 / 2,790,613 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.05

Class IB
Net asset value, offering and redemption price per share, $153,654,386 / 10,201,219 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.06

Class K
Net asset value, offering and redemption price per share, $34,850,918 / 2,320,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.02

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014 (ag)

INVESTMENT INCOME
Dividends	$3,365,564
Interest	5,186

Total income	3,370,750

EXPENSES
Investment management fees	1,012,529
Distribution fees – Class IB	267,303
Administrative fees	177,750
Distribution fees – Class IA	66,111
Printing and mailing expenses	38,343
Custodian fees	30,000
Professional fees	28,155
Trustees’ fees	3,768
Miscellaneous	3,616

Gross expenses	1,627,575
Less: Waiver from investment manager	(99,173)

Net expenses	1,528,402

NET INVESTMENT INCOME (LOSS)	1,842,348

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	47,285,033
Foreign currency transactions	1,852,167

Net realized gain (loss)	49,137,200

Change in unrealized appreciation (depreciation) on:
Investments	(39,995,761)
Foreign currency translations	395,677

Net change in unrealized appreciation (depreciation)	(39,600,084)

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,537,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,379,464

(ag)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014 (ag)	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,842,348	$2,524,516
Net realized gain (loss) on investments and foreign currency transactions	49,137,200	102,575,893
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(39,600,084)	(25,767,095)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,379,464	79,333,314

DIVIDENDS:
Dividends from net investment income
Class IA	(571,994)	(411,741)
Class IB	(2,101,379)	(1,954,494)
Class K	(568,668)	(124,988)

TOTAL DIVIDENDS:	(3,242,041)	(2,491,223)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 833,611 and 484,036 shares, respectively ]	12,310,455	6,157,322
Capital shares issued in connection with merger (Note 9) [ 1,728,433 and 0 shares, respectively ]	25,591,733	—
Capital shares issued in reinvestment of dividends [ 38,142 and 30,136 shares, respectively ]	571,994	411,741
Capital shares repurchased [ (589,927) and (320,450) shares, respectively ]	(8,755,766)	(4,119,864)

Total Class IA transactions	29,718,416	2,449,199

Class IB
Capital shares sold [ 919,393 and 4,482,889 shares, respectively ]	13,451,118	55,399,141
Capital shares issued in connection with merger (Note 9) [ 6,164,498 and 0 shares, respectively ]	91,348,257	—
Capital shares issued in reinvestment of dividends [ 140,017 and 142,940 shares, respectively ]	2,101,379	1,954,494
Capital shares repurchased [ (809,099) and (3,076,487) shares, respectively ]	(11,854,077)	(37,972,564)
Capital shares repurchased in-kind (Note 9)[ 0 and (25,535,585) shares, respectively ]	—	(340,684,665)

Total Class IB transactions	95,046,677	(321,303,594)

Class K
Capital shares sold [ 1,336,295 and 222,309 shares, respectively ]	19,195,409	3,051,832
Capital shares issued in connection with merger (Note 9) [ 1,015,519 and 0 shares, respectively ]	15,021,119	—
Capital shares issued in reinvestment of dividends [ 38,006 and 9,168 shares, respectively ]	568,668	124,988
Capital shares repurchased [ (298,035) and (2,787) shares, respectively ]	(4,406,021)	(38,732)

Total Class K transactions	30,379,175	3,138,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	155,144,268	(315,716,307)

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,281,691	(238,874,216)
NET ASSETS:
Beginning of year	67,225,830	306,100,046

End of year (a)	$230,507,521	$67,225,830

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$370,229	$(82,245)

(ag)On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.01	$10.78	$9.22	$9.55	$8.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.15	0.16	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	3.63	1.54	(0.33)	1.17

Total from investment operations	1.25	3.77	1.69	(0.17)	1.30

Less distributions:
Dividends from net investment income	(0.21)	(0.54)	(0.13)	(0.16)	(0.13)

Net asset value, end of year	$15.05	$14.01	$10.78	$9.22	$9.55

Total return	8.92%	35.10%	18.37%	(1.77)%	15.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,002	$10,933	$6,325	$4,494	$2,934
Ratio of expenses to average net assets:
After waivers	1.02%**	1.00%	1.00%	0.75%	0.75%
After waivers and fees paid indirectly	1.02%**	1.00%	0.99%	0.74%	0.74%
Before waivers and fees paid indirectly	1.09%**	1.11%	1.05%	0.78%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers	1.14%	1.08%	1.48%	1.63%	1.43%
After waivers and fees paid indirectly	1.14%	1.09%	1.48%	1.64%	1.44%
Before waivers and fees paid indirectly	1.06%	0.98%	1.43%	1.60%	1.38%
Portfolio turnover rate^	16%	15%	17%	25%	21%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.02	$10.79	$9.23	$9.56	$8.39

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.14	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	3.63	1.54	(0.33)	1.18

Total from investment operations	1.25	3.77	1.69	(0.20)	1.28

Less distributions:
Dividends from net investment income	(0.21)	(0.54)	(0.13)	(0.13)	(0.11)

Net asset value, end of year	$15.06	$14.02	$10.79	$9.23	$9.56

Total return	8.92%	35.06%	18.35%	(2.01)%	15.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$153,654	$53,095	$299,775	$269,909	$270,858
Ratio of expenses to average net assets:
After waivers	1.02%**	1.00%	1.00%	1.00%	1.00%
After waivers and fees paid indirectly	1.02%**	1.00%	0.99%	0.99%	0.99%
Before waivers and fees paid indirectly	1.08%**	1.06%	1.05%	1.03%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers	1.15%	1.10%	1.47%	1.36%	1.20%
After waivers and fees paid indirectly	1.15%	1.10%	1.48%	1.37%	1.20%
Before waivers and fees paid indirectly	1.09%	1.04%	1.42%	1.33%	1.14%
Portfolio turnover rate^	16%	15%	17%	25%	21%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INVESCO COMSTOCK PORTFOLIO (ag)

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31, 2014	October 29, 2013* to December 31, 2013
Net asset value, beginning of period	$13.98	$13.71

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.08	0.80

Total from investment operations	1.29	0.84

Less distributions:
Dividends from net investment income	(0.25)	(0.57)

Net asset value, end of period	$15.02	$13.98

Total return (b)	9.21%	6.27%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,851	$3,197
Ratio of expenses to average net assets:
After waivers (a)	0.77%**	0.75%
After waivers and fees paid indirectly (a)	0.77%**	0.75%
Before waivers and fees paid indirectly (a)	0.83%**	0.93%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.40%	1.57%
After waivers and fees paid indirectly (a)	1.40%	1.57%
Before waivers and fees paid indirectly (a)	1.34%	1.39%
Portfolio turnover rate^	16%	15%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Shareholder, Audit and Legal Expenses relating to the merger of 0.02%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(ag)	On June 13, 2014, this Portfolio received, through a merger transaction, the assets and liabilities of both the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio that followed the same objectives as this Portfolio. Information prior to the period ended June 13, 2014 represents the results of operations of the EQ/Invesco Comstock Portfolio.

See Notes to Financial Statements.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	14.40%	14.03%	6.76%
Portfolio – Class IB Shares	14.36	13.92	6.57
Portfolio – Class K Shares***	14.69	N/A	21.43
Russell 1000® Value Index	13.45	15.42	7.30
*** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.36% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 13.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

UnitedHealthcare was the top contributor to performance for the year. United Healthcare management has materially stepped up its execution, which has translated into share gains. Specifically, Optum is accelerating and cash flow generation is strong.

•

Paccar and CSX, both within the industrial cyclical sector, were among the top contributors to performance over the year. Paccar benefitted from a recovery in European truck orders. On the heels of a merger speculation with Canadian Pacific in October, shares of CSX spiked.

What hurt performance during the year:

•

Fluor, within the industrial cyclical sector, was among the top detractors from overall results for the year. Shares have lagged given macro headwinds that have hurt some of the company’s end markets. Fluor is one of the largest energy and construction firms.

•

The single largest detractor from the Portfolio’s relative results in 2014 was not owning Intel. Shares have done well given that personal computers have shown strength, mostly driven by a better economy.

•	Another performance headwind has been an overweight position in General Motors. It has been a tough year for GM in the midst of continued legal issues following product recalls.

Portfolio Positioning and Outlook

As the calendar turns to 2015, we are optimistic that U.S. equity markets can continue to advance. We believe that the U.S. economy is firmly set in a mid-cycle expansion. The employment situation continues to improve. While wage growth has been muted, incomes are rising as hours worked by manufacturing workers are at levels not seen since the end of World War II. We believe crude oil prices may not move substantially higher in the months ahead. Rising incomes and employment coupled with lower gasoline price could give U.S. consumers a real boost.

At year end, our portfolio maintained its pro-cyclical tilt with overweight positions in autos, transportation, semiconductors and select financials. We were underweight in industrial cyclicals, particularly aerospace and defense, as well as the bond proxies, such as real estate investment trusts, utilities and consumer staples. We increased our conviction in airlines and autos as we believe they stand to benefit from lower energy prices.

Heading into the sixth year of an economic expansion, our outlook remains constructive. We believe there is still considerable underinvestment in the U.S economy as residential and commercial construction as a percent of GDP remains below long-term averages. The Fed’s measure of capacity utilization for October was at a point where capital spending has historically begun to accelerate. We believe all of these signals point to several years of remaining expansion for the U.S. economy. While there will be bumps in the road, it is our thought that U.S. equity markets will continue in an uptrend.

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	31.9%
Health Care	13.8
Industrials	12.7
Consumer Discretionary	12.0
Energy	9.9
Information Technology	7.1
Utilities	4.0
Materials	3.4
Consumer Staples	3.3
Telecommunication Services	0.6
Cash and Other	1.3

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,062.91	$5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,062.77	5.20
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class K
Actual	1,000.00	1,064.18	3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (12.0%)
Auto Components (1.0%)
Tenneco, Inc.*	27,800	$1,573,758

Automobiles (3.9%)
General Motors Co.	177,030	6,180,117

Hotels, Restaurants & Leisure (1.0%)
Royal Caribbean Cruises Ltd.	19,718	1,625,355

Household Durables (2.6%)
Harman International Industries, Inc.	5,100	544,221
PulteGroup, Inc.	46,600	1,000,036
Ryland Group, Inc.	17,000	655,520
Toll Brothers, Inc.*	30,800	1,055,516
Whirlpool Corp.	4,100	794,334

		4,049,627

Media (0.5%)
Time, Inc.	33,777	831,252

Multiline Retail (1.1%)
Dollar General Corp.*	7,100	501,970
Macy’s, Inc.	17,900	1,176,925

		1,678,895

Specialty Retail (1.9%)
Best Buy Co., Inc.	33,000	1,286,340
Lowe’s Cos., Inc.	19,700	1,355,360
Pier 1 Imports, Inc.	24,300	374,220

		3,015,920

Total Consumer Discretionary		18,954,924

Consumer Staples (3.3%)
Food & Staples Retailing (2.8%)
CVS Health Corp.	19,100	1,839,521
Wal-Mart Stores, Inc.	30,100	2,584,988

		4,424,509

Food Products (0.5%)
Kellogg Co.	12,300	804,912

Total Consumer Staples		5,229,421

Energy (9.9%)
Energy Equipment & Services (1.3%)
Halliburton Co.	40,000	1,573,200
Weatherford International plc*	33,500	383,575

		1,956,775

Oil, Gas & Consumable Fuels (8.6%)
Anadarko Petroleum Corp.	13,400	1,105,500
California Resources Corp.*	18,240	100,502
CONSOL Energy, Inc.	29,100	983,871
EQT Corp.	6,500	492,050
Exxon Mobil Corp.	54,435	5,032,516
Hess Corp.	27,000	1,993,140
Occidental Petroleum Corp.	49,100	3,957,951

		13,665,530

Total Energy		15,622,305

Financials (31.9%)
Banks (12.9%)
Bank of America Corp.	298,331	$5,337,142
BB&T Corp.	42,900	1,668,381
Citigroup, Inc.	74,155	4,012,527
East West Bancorp, Inc.	12,471	482,752
FirstMerit Corp.	19,400	366,466
PNC Financial Services Group, Inc.	18,800	1,715,124
SVB Financial Group*	3,700	429,459
Wells Fargo & Co.	118,423	6,491,949

		20,503,800

Capital Markets (5.5%)
Invesco Ltd.	39,538	1,562,542
Morgan Stanley	79,566	3,087,161
Northern Trust Corp.	19,500	1,314,300
State Street Corp.	35,086	2,754,251

		8,718,254

Consumer Finance (1.9%)
Ally Financial, Inc.*	45,900	1,084,158
Capital One Financial Corp.	22,900	1,890,395

		2,974,553

Diversified Financial Services (1.0%)
Berkshire Hathaway, Inc., Class B*	10,400	1,561,560

Insurance (8.5%)
ACE Ltd.	16,088	1,848,189
American International Group, Inc.	32,100	1,797,921
Hartford Financial Services Group, Inc.	45,300	1,888,557
MetLife, Inc.	80,358	4,346,564
Prudential Financial, Inc.	25,628	2,318,309
Willis Group Holdings plc	15,300	685,593
XL Group plc	18,400	632,408

		13,517,541

Real Estate Investment Trusts (REITs) (2.1%)
Equity One, Inc. (REIT)	12,200	309,392
Host Hotels & Resorts, Inc. (REIT)	34,500	820,065
Liberty Property Trust (REIT)	33,500	1,260,605
Mid-America Apartment Communities, Inc. (REIT)	13,700	1,023,116

		3,413,178

Total Financials		50,688,886

Health Care (13.8%)
Health Care Equipment & Supplies (2.0%)
Boston Scientific Corp.*	187,800	2,488,350
Stryker Corp.	8,300	782,939

		3,271,289

Health Care Providers & Services (6.2%)
Aetna, Inc.	37,900	3,366,657
Cigna Corp.	8,200	843,862
Humana, Inc.	14,824	2,129,171
UnitedHealth Group, Inc.	34,390	3,476,485

		9,816,175

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Life Sciences Tools & Services (0.5%)
Thermo Fisher Scientific, Inc.	6,500	$814,385

Pharmaceuticals (5.1%)
Johnson & Johnson	55,198	5,772,055
Merck & Co., Inc.	24,966	1,417,819
Pfizer, Inc.	28,000	872,200

		8,062,074

Total Health Care		21,963,923

Industrials (12.7%)
Aerospace & Defense (1.7%)
L-3 Communications Holdings, Inc.	5,600	706,776
Textron, Inc.	15,800	665,338
United Technologies Corp.	11,985	1,378,275

		2,750,389

Airlines (0.8%)
Delta Air Lines, Inc.	26,700	1,313,373

Building Products (0.4%)
Owens Corning, Inc.	16,600	594,446

Construction & Engineering (1.3%)
Fluor Corp.	34,265	2,077,487

Electrical Equipment (1.7%)
Eaton Corp. plc	38,600	2,623,256

Industrial Conglomerates (1.7%)
General Electric Co.	104,700	2,645,769

Machinery (3.5%)
Cummins, Inc.	2,200	317,174
Navistar International Corp.*	18,000	602,640
Oshkosh Corp.	14,000	681,100
PACCAR, Inc.	33,865	2,303,159
SPX Corp.	19,600	1,684,032

		5,588,105

Road & Rail (1.6%)
CSX Corp.	72,317	2,620,045

Total Industrials		20,212,870

Information Technology (7.1%)
Communications Equipment (0.8%)
Cisco Systems, Inc.	45,753	1,272,620

Electronic Equipment, Instruments & Components (0.4%)
Knowles Corp.*	23,400	551,070

IT Services (0.3%)
International Business Machines Corp.	3,400	545,496

Semiconductors & Semiconductor Equipment (2.1%)
Broadcom Corp., Class A	32,400	1,403,892
Lam Research Corp.	14,700	1,166,298
Teradyne, Inc.	40,800	807,432

		3,377,622

Software (1.6%)
Microsoft Corp.	53,700	2,494,365

Technology Hardware, Storage & Peripherals (1.9%)
Apple, Inc.	7,200	$794,736
Hewlett-Packard Co.	33,300	1,336,329
Western Digital Corp.	8,000	885,600

		3,016,665

Total Information Technology		11,257,838

Materials (3.4%)
Chemicals (2.0%)
Axiall Corp.	23,947	1,017,029
Dow Chemical Co.	13,000	592,930
E.I. du Pont de Nemours & Co.	12,000	887,280
H.B. Fuller Co.	7,200	320,616
Mosaic Co.	6,700	305,855

		3,123,710

Metals & Mining (1.4%)
Alcoa, Inc.	105,380	1,663,950
United States Steel Corp.	21,800	582,932

		2,246,882

Total Materials		5,370,592

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.6%)
Verizon Communications, Inc.	21,300	996,414

Total Telecommunication Services		996,414

Utilities (4.0%)
Electric Utilities (3.4%)
Edison International	26,700	1,748,316
Exelon Corp.	47,800	1,772,424
NextEra Energy, Inc.	17,700	1,881,333

		5,402,073

Multi-Utilities (0.6%)
CenterPoint Energy, Inc.	43,100	1,009,833

Total Utilities		6,411,906

Total Common Stocks (98.7%) (Cost $131,245,352)		156,709,079

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Security (1.9%)
U.S. Treasury Bills 0.01%, 1/2/15 (p)	$2,959,000	2,958,999

Total Government Securities		2,958,999

Total Short-Term Investments (1.9%) (Cost $2,959,000)		2,958,999

Total Investments (100.6%) (Cost $134,204,352)		159,668,078
Other Assets Less Liabilities (-0.6%)		(966,928)

Net Assets (100%)		$158,701,150

*	Non-income producing.
(p)	Yield to maturity.

See Notes to Financial Statements.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$18,954,924	$—	$—	$18,954,924
Consumer Staples	5,229,421	—	—	5,229,421
Energy	15,622,305	—	—	15,622,305
Financials	50,688,886	—	—	50,688,886
Health Care	21,963,923	—	—	21,963,923
Industrials	20,212,870	—	—	20,212,870
Information Technology	11,257,838	—	—	11,257,838
Materials	5,370,592	—	—	5,370,592
Telecommunication Services	996,414	—	—	996,414
Utilities	6,411,906	—	—	6,411,906
Short-Term Investments	—	2,958,999	—	2,958,999

Total Assets	$156,709,079	$2,958,999	$—	$159,668,078

Total Liabilities	$—	$—	$—	$—

Total	$156,709,079	$2,958,999	$—	$159,668,078

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$28,297	$28,297

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(33,120)	$(33,120)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $1,836,000 for three months during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$259,971,701
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$258,276,193

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,200,300
Aggregate gross unrealized depreciation	(1,906,745)

Net unrealized appreciation	$25,293,555

Federal income tax cost of investments	$134,374,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $134,204,352)	$159,668,078
Receivable for securities sold	3,450,528
Dividends, interest and other receivables	241,116
Receivable from Separate Accounts for Trust shares sold	45,376
Other assets	464

Total assets	163,405,562

LIABILITIES
Overdraft payable	2,956,859
Payable to Separate Accounts for Trust shares redeemed	1,235,358
Payable for securities purchased	337,485
Investment management fees payable	80,924
Distribution fees payable – Class IB	23,323
Administrative fees payable	13,549
Distribution fees payable – Class IA	2,589
Trustees’ fees payable	851
Accrued expenses	53,474

Total liabilities	4,704,412

NET ASSETS	$158,701,150

Net assets were comprised of:
Paid in capital	$177,405,358
Accumulated undistributed net investment income (loss)	838
Accumulated undistributed net realized gain (loss) on investments and futures	(44,168,772)
Net unrealized appreciation (depreciation) on investments and futures	25,463,726

Net assets	$158,701,150

Class IA
Net asset value, offering and redemption price per share, $11,929,895 / 751,174 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.88

Class IB
Net asset value, offering and redemption price per share, $111,308,555 / 6,991,575 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.92

Class K
Net asset value, offering and redemption price per share, $35,462,700 / 2,233,153 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.88

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $176 foreign withholding tax)	$2,961,354
Interest	290

Total income	2,961,644

EXPENSES
Investment management fees	872,502
Distribution fees – Class IB	253,797
Administrative fees	167,282
Professional fees	32,414
Distribution fees – Class IA	27,010
Custodian fees	19,500
Printing and mailing expenses	12,900
Trustees’ fees	3,638
Miscellaneous	2,757

Gross expenses	1,391,800
Less: Waiver from investment manager	(19,857)

Net expenses	1,371,943

NET INVESTMENT INCOME (LOSS)	1,589,701

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	21,492,896
Futures	28,297

Net realized gain (loss)	21,521,193

Change in unrealized appreciation (depreciation) on:
Investments	(3,145,918)
Futures	(33,120)

Net change in unrealized appreciation (depreciation)	(3,179,038)

NET REALIZED AND UNREALIZED GAIN (LOSS)	18,342,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,931,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,589,701	$2,648,740
Net realized gain (loss) on investments and futures	21,521,193	105,821,896
Net change in unrealized appreciation (depreciation) on investments and futures	(3,179,038)	(11,577,284)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,931,856	96,893,352

DIVIDENDS:
Dividends from net investment income
Class IA	(121,200)	(182,799)
Class IB	(1,092,303)	(1,767,481)
Class K	(448,621)	(659,421)

TOTAL DIVIDENDS:	(1,662,124)	(2,609,701)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 157,001 and 323,534 shares, respectively ]	2,318,807	3,989,772
Capital shares issued in reinvestment of dividends [ 7,691 and 13,350 shares, respectively ]	121,200	182,799
Capital shares repurchased [ (131,318) and (322,616) shares, respectively ]	(1,956,237)	(3,983,522)

Total Class IA transactions	483,770	189,049

Class IB
Capital shares sold [ 925,122 and 2,197,371 shares, respectively ]	13,832,808	27,088,953
Capital shares issued in reinvestment of dividends [ 69,126 and 128,731 shares, respectively ]	1,092,303	1,767,481
Capital shares repurchased [ (977,445) and (4,049,637) shares, respectively ]	(14,427,209)	(49,257,439)
Capital shares repurchased in-kind (Note 9)[ 0 and (22,488,151) shares, respectively ]	—	(294,336,494)

Total Class IB transactions	497,902	(314,737,499)

Class K
Capital shares sold [ 397,157 and 415,097 shares, respectively ]	5,962,692	5,135,261
Capital shares issued in reinvestment of dividends [ 28,465 and 48,158 shares, respectively ]	448,621	659,421
Capital shares repurchased [ (491,947) and (422,431) shares, respectively ]	(7,309,981)	(5,253,518)
Capital shares repurchased in-kind (Note 9)[ 0 and (11) shares, respectively ]	—	(140)

Total Class K transactions	(898,668)	541,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	83,004	(314,007,426)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,352,736	(219,723,775)
NET ASSETS:
Beginning of year	140,348,414	360,072,189

End of year (a)	$158,701,150	$140,348,414

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$838	$48,883

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.02	$10.52	$9.15	$9.77	$8.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.10	0.12	0.14
Net realized and unrealized gain (loss) on investments and futures	1.87	3.64	1.37	(0.61)	0.96

Total from investment operations	2.02	3.76	1.47	(0.49)	1.10

Less distributions:
Dividends from net investment income	(0.16)	(0.26)	(0.10)	(0.13)	(0.14)

Net asset value, end of year	$15.88	$14.02	$10.52	$9.15	$9.77

Total return	14.40%	35.77%	16.07%	(5.00)%	12.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,930	$10,063	$7,399	$5,642	$27,383
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	0.74%	0.73%
Before waivers	1.01%	1.02%	1.00%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers	1.04%	0.99%	0.97%	1.28%	1.57%
Before waivers	1.03%	0.97%	0.97%	1.28%	1.57%
Portfolio turnover rate^	180%	136%	129%	94%	65%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.06	$10.55	$9.17	$9.80	$8.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.11	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments and futures	1.87	3.66	1.38	(0.63)	0.97

Total from investment operations	2.02	3.77	1.48	(0.53)	1.09

Less distributions:
Dividends from net investment income	(0.16)	(0.26)	(0.10)	(0.10)	(0.12)

Net asset value, end of year	$15.92	$14.06	$10.55	$9.17	$9.80

Total return	14.36%	35.77%	16.14%	(5.32)%	12.38%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,309	$98,048	$328,919	$321,365	$376,137
Ratio of expenses to average net assets:
After waivers	1.00%	1.00%	1.00%	0.99%	0.98%
Before waivers	1.01%	1.02%	1.00%	0.99%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers	1.04%	0.90%	0.95%	1.03%	1.31%
Before waivers	1.02%	0.89%	0.94%	1.03%	1.31%
Portfolio turnover rate^	180%	136%	129%	94%	65%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			December 1, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$14.02	$10.52	$9.15	$9.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.16	0.12	0.01
Net realized and unrealized gain (loss) on investments and futures	1.87	3.63	1.38	0.01

Total from investment operations	2.06	3.79	1.50	0.02

Less distributions:
Dividends from net investment income	(0.20)	(0.29)	(0.13)	(0.13)

Net asset value, end of period	$15.88	$14.02	$10.52	$9.15

Total return (b)	14.69%	36.11%	16.36%	0.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,463	$32,237	$23,754	$21,088
Ratio of expenses to average net assets:
After waivers (a)	0.75%	0.75%	0.75%	0.75%
Before waivers (a)	0.76%	0.77%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.28%	1.25%	1.20%	1.28%
Before waivers (a)	1.27%	1.22%	1.20%	1.28%
Portfolio turnover rate^	180%	136%	129%	94%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.24%	15.28%	8.83%
Portfolio – Class IB Shares	12.24	15.15	8.64
Portfolio – Class K Shares**	12.53	N/A	20.40
Russell 1000® Growth Index	13.05	15.81	8.49
** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.24% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 13.05% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The sectors that contributed most to index performance for the year ended December 31, 2014 were Information Technology, Health Care, Consumer Discretionary, Consumer Staples and Industrials.

•	The top five stocks that provided the most positive impact to index performance for the year ended December 31, 2014 were Apple Inc., Microsoft Corp., Facebook Inc., Amgen and Union Pacific Corp.

What hurt performance during the year:

•	The most negative sector contributors to performance for the year ended December 31, 2014 were Energy, Utilities, Telecommunication Services, Materials and Financials.

•

The five stocks that provided the most negative impact to index performance for the year ended December 31, 2014 were Amazon.Com Inc., International Business Machines, Google Inc., Halliburton Co. and Noble Energy Co.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	28.0%
Consumer Discretionary	18.5
Health Care	14.1
Industrials	12.1
Consumer Staples	10.5
Financials	5.3
Energy	4.5
Materials	4.0
Telecommunication Services	2.1
Utilities	0.1
Cash and Other	0.8

100.0%

EQ/LARGE CAP GROWTH INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,060.15	$3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.69
Class IB
Actual	1,000.00	1,059.70	3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.69
Class K
Actual	1,000.00	1,061.31	2.47
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.42

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.73% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (18.5%)
Auto Components (0.4%)
BorgWarner, Inc.	27,208	$1,495,080
Gentex Corp.	10,186	368,020
Goodyear Tire & Rubber Co.	32,708	934,467
Johnson Controls, Inc.	21,100	1,019,974
Lear Corp.	7,800	765,024

		4,582,565

Automobiles (0.3%)
Harley-Davidson, Inc.	26,000	1,713,660
Tesla Motors, Inc.*	11,310	2,515,457
Thor Industries, Inc.	5,400	301,698

		4,530,815

Distributors (0.2%)
Genuine Parts Co.	17,100	1,822,347
LKQ Corp.*	35,854	1,008,214

		2,830,561

Diversified Consumer Services (0.1%)
H&R Block, Inc.	32,540	1,095,947
Service Corp. International	19,700	447,190
ServiceMaster Global Holdings, Inc.*	3,215	86,066

		1,629,203

Hotels, Restaurants & Leisure (2.9%)
Aramark	4,563	142,138
Brinker International, Inc.	7,706	452,265
Chipotle Mexican Grill, Inc.*	3,773	2,582,656
Choice Hotels International, Inc.	223	12,493
Domino’s Pizza, Inc.	6,600	621,522
Dunkin’ Brands Group, Inc.	12,580	536,537
Hilton Worldwide Holdings, Inc.*	16,009	417,675
Hyatt Hotels Corp., Class A*	200	12,042
Las Vegas Sands Corp.	44,688	2,599,054
Marriott International, Inc., Class A	23,044	1,798,123
McDonald’s Corp.	117,648	11,023,618
MGM Resorts International*	3,700	79,106
Norwegian Cruise Line Holdings Ltd.*	10,000	467,600
Panera Bread Co., Class A*	2,958	517,058
Restaurant Brands International L.P.*	128	4,830
Restaurant Brands International, Inc.*	12,672	494,715
SeaWorld Entertainment, Inc.	8,100	144,990
Six Flags Entertainment Corp.	8,590	370,659
Starbucks Corp.	89,568	7,349,054
Starwood Hotels & Resorts Worldwide, Inc.	10,240	830,157
Wyndham Worldwide Corp.	15,100	1,294,976
Wynn Resorts Ltd.	9,700	1,442,972
Yum! Brands, Inc.	52,564	3,829,287

		37,023,527

Household Durables (0.3%)
D.R. Horton, Inc.	3,500	$88,515
GoPro, Inc., Class A*	1,543	97,548
Harman International Industries, Inc.	8,100	864,351
Jarden Corp.*	7,025	336,357
Leggett & Platt, Inc.	8,100	345,141
Lennar Corp., Class A	1,200	53,772
Newell Rubbermaid, Inc.	19,500	742,755
NVR, Inc.*	500	637,665
Tempur Sealy International, Inc.*	7,200	395,352
Tupperware Brands Corp.	6,000	378,000
Whirlpool Corp	900	174,366

		4,113,822

Internet & Catalog Retail (2.2%)
Amazon.com, Inc.*	44,736	13,883,818
Expedia, Inc.	12,029	1,026,795
Groupon, Inc.*	57,190	472,389
HomeAway, Inc.*	10,219	304,322
Liberty Interactive Corp.*	29,200	859,064
Liberty TripAdvisor Holdings, Inc.*	8,680	233,492
Liberty Ventures*	17,030	642,372
Netflix, Inc.*	7,194	2,457,542
Priceline Group, Inc.*	6,169	7,033,956
TripAdvisor, Inc.*	13,229	987,677
zulily, Inc., Class A*	1,482	34,679

		27,936,106

Leisure Products (0.2%)
Hasbro, Inc.	11,549	635,080
Mattel, Inc.	14,595	451,642
Polaris Industries, Inc.	7,900	1,194,796

		2,281,518

Media (5.4%)
AMC Networks, Inc., Class A*	7,075	451,173
Cablevision Systems Corp. – New York Group, Class A	23,200	478,848
CBS Corp. (Non-Voting), Class B	56,400	3,121,176
Charter Communications, Inc., Class A*	9,500	1,582,890
Cinemark Holdings, Inc.	13,700	487,446
Clear Channel Outdoor Holdings, Inc., Class A	2,300	24,357
Comcast Corp., Class A	282,000	16,358,820
DIRECTV*	55,635	4,823,554
Discovery Communications, Inc., Class A*	27,300	940,485
Discovery Communications, Inc., Class C*	27,300	920,556
DISH Network Corp., Class A*	18,600	1,355,754
Interpublic Group of Cos., Inc.	50,400	1,046,808
Lions Gate Entertainment Corp.	9,500	304,190
Live Nation Entertainment, Inc.*	8,700	227,157
Morningstar, Inc.	2,335	151,098
Omnicom Group, Inc.	30,734	2,380,963

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Regal Entertainment Group, Class A	2,386	$50,965
Scripps Networks Interactive, Inc., Class A	12,532	943,284
Sirius XM Holdings, Inc.*	308,500	1,079,750
Starz, Class A*	9,700	288,090
Time Warner Cable, Inc.	33,200	5,048,392
Twenty-First Century Fox, Inc., Class A	167,000	6,413,635
Viacom, Inc., Class B	51,100	3,845,275
Walt Disney Co.	172,700	16,266,613

		68,591,279

Multiline Retail (0.7%)
Big Lots, Inc.	1,972	78,919
Dillard’s, Inc., Class A	2,100	262,878
Dollar General Corp.*	28,100	1,986,670
Dollar Tree, Inc.*	24,632	1,733,600
Family Dollar Stores, Inc.	10,927	865,528
Kohl’s Corp.	1,300	79,352
Macy’s, Inc.	33,200	2,182,900
Nordstrom, Inc.	16,443	1,305,410
Sears Holdings Corp.*	2,400	79,152
Target Corp.	7,601	576,992

		9,151,401

Specialty Retail (4.2%)
Aaron’s, Inc.	1,325	40,505
Abercrombie & Fitch Co., Class A	1,200	34,368
Advance Auto Parts, Inc.	8,692	1,384,462
AutoNation, Inc.*	8,615	520,432
AutoZone, Inc.*	3,914	2,423,197
Bed Bath & Beyond, Inc.*	9,359	712,875
Best Buy Co., Inc.	10,200	397,596
Cabela’s, Inc.*	700	36,897
CarMax, Inc.*	18,096	1,204,832
Chico’s FAS, Inc.	7,992	129,550
CST Brands, Inc.	7,600	331,436
Dick’s Sporting Goods, Inc.	1,937	96,172
Foot Locker, Inc.	2,500	140,450
GameStop Corp., Class A	700	23,660
Gap, Inc.	31,400	1,322,254
GNC Holdings, Inc., Class A	10,800	507,168
Home Depot, Inc.	162,787	17,087,751
L Brands, Inc.	10,288	890,426
Lowe’s Cos., Inc.	121,200	8,338,560
Michaels Cos., Inc.*	2,088	51,636
Murphy USA, Inc.*	2,600	179,036
O’Reilly Automotive, Inc.*	12,611	2,429,131
Penske Automotive Group, Inc.	2,200	107,954
PetSmart, Inc.	11,815	960,500
Ross Stores, Inc.	25,262	2,381,196
Sally Beauty Holdings, Inc.*	14,200	436,508
Signet Jewelers Ltd.	6,600	868,362
Tiffany & Co.	13,436	1,435,771
TJX Cos., Inc.	83,346	5,715,869
Tractor Supply Co.	16,500	1,300,530
Ulta Salon Cosmetics & Fragrance, Inc.*	7,700	984,368
Urban Outfitters, Inc.*	9,114	320,175
Williams-Sonoma, Inc.	11,179	846,027

		53,639,654

Textiles, Apparel & Luxury Goods (1.6%)
Carter’s, Inc.	6,400	$558,784
Coach, Inc.	32,606	1,224,681
Deckers Outdoor Corp.*	4,100	373,264
Fossil Group, Inc.*	5,600	620,144
Hanesbrands, Inc.	11,867	1,324,594
Kate Spade & Co.*	15,000	480,150
Michael Kors Holdings Ltd.*	24,300	1,824,930
NIKE, Inc., Class B	83,166	7,996,411
PVH Corp.	8,564	1,097,648
Ralph Lauren Corp.	5,291	979,682
Under Armour, Inc., Class A*	20,600	1,398,740
VF Corp.	41,000	3,070,900

		20,949,928

Total Consumer Discretionary		237,260,379

Consumer Staples (10.5%)
Beverages (3.5%)
Brown-Forman Corp., Class B	18,336	1,610,634
Coca-Cola Co.	472,462	19,947,346
Coca-Cola Enterprises, Inc.	29,892	1,321,824
Constellation Brands, Inc., Class A*	17,800	1,747,426
Dr. Pepper Snapple Group, Inc.	23,400	1,677,312
Monster Beverage Corp.*	17,086	1,851,268
PepsiCo, Inc.	180,416	17,060,137

		45,215,947

Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	49,366	6,997,630
CVS Health Corp.	19,800	1,906,938
Kroger Co.	60,600	3,891,126
Rite Aid Corp.*	77,600	583,552
Sprouts Farmers Market, Inc.*	11,555	392,639
Sysco Corp.	26,036	1,033,369
Walgreens Boots Alliance, Inc.	85,400	6,507,480
Wal-Mart Stores, Inc.	19,345	1,661,349
Whole Foods Market, Inc.	18,970	956,467

		23,930,550

Food Products (1.7%)
Archer-Daniels-Midland Co.	7,600	395,200
Campbell Soup Co.	13,695	602,580
Flowers Foods, Inc.	20,400	391,476
General Mills, Inc.	73,140	3,900,556
Hain Celestial Group, Inc.*	11,000	641,190
Hershey Co.	17,769	1,846,732
Hormel Foods Corp.	15,900	828,390
Ingredion, Inc.	1,300	110,292
Kellogg Co.	27,828	1,821,064
Keurig Green Mountain, Inc.	16,839	2,229,400
Kraft Foods Group, Inc.	70,833	4,438,396
McCormick & Co., Inc. (Non-Voting)	15,488	1,150,759
Mead Johnson Nutrition Co.	24,078	2,420,802
Pilgrim’s Pride Corp.*	900	29,511
Tyson Foods, Inc., Class A	2,000	80,180
WhiteWave Foods Co.*	20,661	722,928

		21,609,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Household Products (1.2%)
Church & Dwight Co., Inc.	16,168	$1,274,200
Clorox Co.	12,674	1,320,758
Colgate-Palmolive Co.	97,368	6,736,892
Kimberly-Clark Corp.	37,225	4,300,976
Procter & Gamble Co.	18,400	1,676,056
Spectrum Brands Holdings, Inc.	2,500	239,200

		15,548,082

Personal Products (0.3%)
Avon Products, Inc.	21,010	197,284
Coty, Inc., Class A*	6,142	126,894
Estee Lauder Cos., Inc., Class A	27,274	2,078,279
Herbalife Ltd.	8,992	338,998
Nu Skin Enterprises, Inc., Class A	7,000	305,900

		3,047,355

Tobacco (1.9%)
Altria Group, Inc.	223,578	11,015,688
Lorillard, Inc.	43,100	2,712,714
Philip Morris International, Inc.	109,902	8,951,518
Reynolds American, Inc.	27,700	1,780,279

		24,460,199

Total Consumer Staples		133,811,589

Energy (4.5%)
Energy Equipment & Services (1.8%)
Atwood Oceanics, Inc.*	1,617	45,874
Baker Hughes, Inc.	4,300	241,101
Cameron International Corp.*	15,533	775,873
Dresser-Rand Group, Inc.*	9,130	746,834
Dril-Quip, Inc.*	4,900	375,977
FMC Technologies, Inc.*	27,932	1,308,335
Frank’s International N.V.	433	7,201
Halliburton Co.	100,500	3,952,665
Helmerich & Payne, Inc.	7,800	525,876
Nabors Industries Ltd.	3,500	45,430
National Oilwell Varco, Inc.	4,300	281,779
Oceaneering International, Inc.	12,800	752,768
Patterson-UTI Energy, Inc.	8,700	144,333
RPC, Inc.	7,300	95,192
Schlumberger Ltd.	154,727	13,215,233
Seadrill Ltd.	12,400	148,056
Seventy Seven Energy, Inc.*	942	5,096
Superior Energy Services, Inc.	1,200	24,180
Unit Corp.*	300	10,230

		22,702,033

Oil, Gas & Consumable Fuels (2.7%)
Anadarko Petroleum Corp.	4,400	363,000
Antero Resources Corp.*	6,278	254,761
Cabot Oil & Gas Corp.	49,600	1,468,656
Cheniere Energy, Inc.*	28,300	1,992,320
Chesapeake Energy Corp.	14,400	281,808
Cimarex Energy Co.	1,300	137,800
Cobalt International Energy, Inc.*	37,900	336,931
Concho Resources, Inc.*	13,400	1,336,650
Continental Resources, Inc.*	10,190	390,888
CVR Energy, Inc.	700	27,097

EOG Resources, Inc.	65,000	$5,984,550
EQT Corp.	16,400	1,241,480
Gulfport Energy Corp.*	8,200	342,268
HollyFrontier Corp.	4,300	161,164
Kinder Morgan, Inc.	45,025	1,905,008
Kosmos Energy Ltd.*	12,500	104,875
Laredo Petroleum Holdings, Inc.*	8,050	83,318
Marathon Petroleum Corp.	22,300	2,012,798
Memorial Resource Development Corp.*	3,178	57,299
Noble Energy, Inc.	30,600	1,451,358
Oasis Petroleum, Inc.*	12,000	198,480
ONEOK, Inc.	13,100	652,249
PBF Energy, Inc., Class A	2,500	66,600
Phillips 66	27,600	1,978,920
Pioneer Natural Resources Co.	17,000	2,530,450
QEP Resources, Inc.	2,700	54,594
Range Resources Corp.	19,442	1,039,175
Rice Energy, Inc.*	5,885	123,409
SM Energy Co.	7,962	307,174
Southwestern Energy Co.*	41,972	1,145,416
Targa Resources Corp.	4,500	477,225
Teekay Corp.	2,400	122,136
Tesoro Corp.	6,600	490,710
Ultra Petroleum Corp.*	5,400	71,064
Valero Energy Corp.	15,100	747,450
Whiting Petroleum Corp.*	7,000	231,000
Williams Cos., Inc.	88,827	3,991,885
World Fuel Services Corp.	1,900	89,167

		34,251,133

Total Energy		56,953,166

Financials (5.3%)
Banks (0.1%)
Signature Bank/New York*	5,600	705,376
SVB Financial Group*	500	58,035

		763,411

Capital Markets (1.2%)
Affiliated Managers Group, Inc.*	6,586	1,397,813
Ameriprise Financial, Inc.	7,900	1,044,775
Artisan Partners Asset Management, Inc., Class A	3,200	161,696
BlackRock, Inc.	5,827	2,083,502
Charles Schwab Corp.	22,000	664,180
Eaton Vance Corp.	14,260	583,662
Federated Investors, Inc., Class B	8,130	267,721
Franklin Resources, Inc.	38,531	2,133,461
Invesco Ltd.	7,800	308,256
Lazard Ltd., Class A	14,624	731,639
Legg Mason, Inc.	4,800	256,176
LPL Financial Holdings, Inc.	10,410	463,765
NorthStar Asset Management Group, Inc.	4,600	103,822
SEI Investments Co.	14,775	591,591
T. Rowe Price Group, Inc.	31,236	2,681,923
TD Ameritrade Holding Corp.	27,900	998,262
Waddell & Reed Financial, Inc., Class A	10,079	502,136

		14,974,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Consumer Finance (0.9%)
Ally Financial, Inc.*	28,700	$677,894
American Express Co.	107,986	10,047,017
Santander Consumer USA Holdings, Inc.	624	12,237
SLM Corp.	17,100	174,249
Synchrony Financial*	10,971	326,387

		11,237,784

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	10,230	648,786
Intercontinental Exchange, Inc.	5,875	1,288,329
Leucadia National Corp.	7,100	159,182
McGraw Hill Financial, Inc.	32,382	2,881,350
Moody’s Corp.	22,502	2,155,917
MSCI, Inc.	6,091	288,957

		7,422,521

Insurance (0.5%)
American Financial Group, Inc./Ohio	1,400	85,008
Aon plc	27,100	2,569,893
Arthur J. Gallagher & Co.	17,600	828,608
Brown & Brown, Inc.	800	26,328
Erie Indemnity Co., Class A	2,943	267,136
Marsh & McLennan Cos., Inc.	44,100	2,524,284
Reinsurance Group of America, Inc.	2,300	201,526

		6,502,783

Real Estate Investment Trusts (REITs) (1.9%)
American Tower Corp. (REIT)	47,120	4,657,812
Apartment Investment & Management Co. (REIT), Class A	9,800	364,070
Boston Properties, Inc. (REIT)	2,200	283,118
Columbia Property Trust, Inc. (REIT)	2,200	55,770
Crown Castle International Corp. (REIT)	39,742	3,127,695
Equity LifeStyle Properties, Inc. (REIT)	7,100	366,005
Extra Space Storage, Inc. (REIT)	13,800	809,232
Federal Realty Investment Trust (REIT)	5,381	718,148
Gaming and Leisure Properties, Inc. (REIT)	1,600	46,944
Health Care REIT, Inc. (REIT)	20,600	1,558,802
Healthcare Trust of America, Inc. (REIT), Class A	1,650	44,451
Iron Mountain, Inc. (REIT)	19,576	756,808
Lamar Advertising Co. (REIT), Class A	9,400	504,216
NorthStar Realty Finance Corp. (REIT)	5,500	96,690
Omega Healthcare Investors, Inc. (REIT)	4,900	191,443
Outfront Media, Inc. (REIT)	1,000	26,840
Paramount Group, Inc. (REIT)*	923	17,159
Plum Creek Timber Co., Inc. (REIT)	10,139	433,848

Public Storage (REIT)	15,762	$2,913,606
Rayonier, Inc. (REIT)	1,694	47,330
Simon Property Group, Inc. (REIT)	27,561	5,019,134
Tanger Factory Outlet Centers, Inc. (REIT)	6,700	247,632
Taubman Centers, Inc. (REIT)	7,000	534,940
Ventas, Inc. (REIT)	16,600	1,190,220
Vornado Realty Trust (REIT)	5,000	588,550
Weyerhaeuser Co. (REIT)	6,500	233,285

		24,833,748

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	33,243	1,138,573
Howard Hughes Corp.*	2,300	299,966
Jones Lang LaSalle, Inc	1,400	209,902
Realogy Holdings Corp.*	7,510	334,120

		1,982,561

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc.*	2,300	64,837
Ocwen Financial Corp.*	12,600	190,260

		255,097

Total Financials		67,972,285

Health Care (14.1%)
Biotechnology (5.6%)
Alexion Pharmaceuticals, Inc.*	23,590	4,364,858
Alkermes plc*	14,700	860,832
Alnylam Pharmaceuticals, Inc.*	6,700	649,900
Amgen, Inc.	85,400	13,603,366
Biogen Idec, Inc.*	28,300	9,606,435
BioMarin Pharmaceutical, Inc.*	17,349	1,568,350
Celgene Corp.*	95,294	10,659,587
Cubist Pharmaceuticals, Inc.*	8,500	855,525
Gilead Sciences, Inc.*	182,774	17,228,277
Incyte Corp.*	17,200	1,257,492
Intercept Pharmaceuticals, Inc.*	1,500	234,000
Medivation, Inc.*	9,100	906,451
Myriad Genetics, Inc.*	7,734	263,420
Pharmacyclics, Inc.*	7,300	892,498
Regeneron Pharmaceuticals, Inc.*	9,400	3,856,350
Seattle Genetics, Inc.*	12,000	385,560
United Therapeutics Corp.*	5,752	744,826
Vertex Pharmaceuticals, Inc.*	28,107	3,339,112

		71,276,839

Health Care Equipment & Supplies (1.7%)
Align Technology, Inc.*	9,700	542,327
Baxter International, Inc.	64,556	4,731,309
Becton, Dickinson and Co.	22,992	3,199,567
Boston Scientific Corp.*	14,900	197,425
C.R. Bard, Inc.	9,124	1,520,241
Cooper Cos., Inc.	4,200	680,778
DENTSPLY International, Inc.	5,232	278,709
Edwards Lifesciences Corp.*	12,546	1,598,109
Halyard Health, Inc.*	4,565	207,570
Hill-Rom Holdings, Inc.	400	18,248
Hologic, Inc.*	9,200	246,008

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

IDEXX Laboratories, Inc.*	5,647	$837,281
Intuitive Surgical, Inc.*	4,021	2,126,868
ResMed, Inc.	16,632	932,390
Sirona Dental Systems, Inc.*	4,200	366,954
St. Jude Medical, Inc.	21,754	1,414,662
Stryker Corp.	23,891	2,253,638
Varian Medical Systems, Inc.*	12,390	1,071,859
Zimmer Holdings, Inc.	1,500	170,130

		22,394,073

Health Care Providers & Services (1.9%)
Aetna, Inc.	12,700	1,128,141
AmerisourceBergen Corp.	26,908	2,426,025
Brookdale Senior Living, Inc.*	20,400	748,068
Cardinal Health, Inc.	3,300	266,409
Catamaran Corp.*	24,632	1,274,706
Centene Corp.*	6,900	716,565
Cigna Corp.	2,500	257,275
DaVita HealthCare Partners, Inc.*	7,296	552,599
Envision Healthcare Holdings, Inc.*	9,567	331,879
Express Scripts Holding Co.*	79,730	6,750,739
HCA Holdings, Inc.*	3,700	271,543
Henry Schein, Inc.*	10,152	1,382,195
Laboratory Corp. of America Holdings*	3,996	431,169
McKesson Corp.	27,471	5,702,430
MEDNAX, Inc.*	7,800	515,658
Patterson Cos., Inc.	874	42,039
Premier, Inc., Class A*	3,803	127,515
Tenet Healthcare Corp.*	11,628	589,191
Universal Health Services, Inc., Class B	2,316	257,678

		23,771,824

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	7,900	100,883
athenahealth, Inc.*	4,500	655,650
Cerner Corp.*	35,440	2,291,550
IMS Health Holdings, Inc.*	8,800	225,632
Veeva Systems, Inc., Class A*	4,445	117,393

		3,391,108

Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	5,647	231,188
Bio-Techne Corp.	2,154	199,029
Bruker Corp.*	13,100	257,022
Charles River Laboratories International, Inc.*	2,727	173,546
Covance, Inc.*	6,145	638,097
Illumina, Inc.*	16,591	3,062,367
Mettler-Toledo International, Inc.*	3,547	1,072,826
PerkinElmer, Inc.	2,500	109,325
Quintiles Transnational Holdings, Inc.*	3,100	182,497
Thermo Fisher Scientific, Inc.	19,100	2,393,039
VWR Corp.*	1,887	48,817
Waters Corp.*	10,142	1,143,206

		9,510,959

Pharmaceuticals (3.9%)
AbbVie, Inc.	189,206	$12,381,641
Actavis plc*	30,276	7,793,345
Allergan, Inc.	35,444	7,535,040
Bristol-Myers Squibb Co.	70,400	4,155,712
Endo International plc*	18,100	1,305,372
Jazz Pharmaceuticals plc*	7,100	1,162,483
Johnson & Johnson	52,914	5,533,217
Mallinckrodt plc*	9,727	963,265
Merck & Co., Inc.	48,700	2,765,673
Mylan, Inc.*	44,423	2,504,125
Perrigo Co. plc	3,584	599,101
Salix Pharmaceuticals Ltd.*	7,600	873,544
Zoetis, Inc.	59,550	2,562,436

		50,134,954

Total Health Care		180,479,757

Industrials (12.1%)
Aerospace & Defense (2.9%)
B/E Aerospace, Inc.*	12,500	725,250
Boeing Co.	86,771	11,278,495
Hexcel Corp.*	11,600	481,284
Honeywell International, Inc.	93,191	9,311,645
Huntington Ingalls Industries, Inc.	4,900	551,054
KLX, Inc.*	6,250	257,812
Lockheed Martin Corp.	32,231	6,206,724
Precision Castparts Corp.	17,227	4,149,640
Rockwell Collins, Inc.	14,270	1,205,530
Spirit AeroSystems Holdings, Inc., Class A*	13,347	574,455
TransDigm Group, Inc.	6,353	1,247,411
Triumph Group, Inc.	1,400	94,108
United Technologies Corp.	12,182	1,400,930

		37,484,338

Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide, Inc.	17,658	1,322,408
Expeditors International of Washington, Inc.	23,476	1,047,264
FedEx Corp.	15,100	2,622,266
United Parcel Service, Inc., Class B	84,259	9,367,073

		14,359,011

Airlines (1.0%)
Alaska Air Group, Inc.	14,900	890,424
American Airlines Group, Inc.	85,712	4,596,735
Copa Holdings S.A., Class A	3,098	321,077
Delta Air Lines, Inc.	5,189	255,247
Southwest Airlines Co	73,245	3,099,728
Spirit Airlines, Inc.*	8,600	649,988
United Continental Holdings, Inc.*	44,387	2,969,046

		12,782,245

Building Products (0.3%)
A.O. Smith Corp.	4,000	225,640
Allegion plc	11,466	635,904
Armstrong World Industries, Inc.*	5,331	272,521

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Fortune Brands Home & Security, Inc. .	8,200	$371,214
Lennox International, Inc.	5,868	557,871
Masco Corp.	42,375	1,067,850
USG Corp.*	11,000	307,890

		3,438,890

Commercial Services & Supplies (0.5%)
Cintas Corp.	9,600	753,024
Clean Harbors, Inc.*	5,300	254,665
Copart, Inc.*	13,354	487,287
Covanta Holding Corp.	5,200	114,452
KAR Auction Services, Inc.	6,600	228,690
Pitney Bowes, Inc.	11,000	268,070
R.R. Donnelley & Sons Co.	2,300	38,651
Rollins, Inc.	7,500	248,250
Stericycle, Inc.*	10,071	1,320,107
Tyco International plc	48,900	2,144,754
Waste Connections, Inc.	8,944	393,447
Waste Management, Inc.	5,700	292,524

		6,543,921

Construction & Engineering (0.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	11,700	491,166
Fluor Corp.	11,579	702,035
Quanta Services, Inc.*	6,100	173,179

		1,366,380

Electrical Equipment (0.7%)
Acuity Brands, Inc.	5,200	728,364
AMETEK, Inc.	29,123	1,532,744
Emerson Electric Co.	62,371	3,850,162
Hubbell, Inc., Class B	1,100	117,513
Rockwell Automation, Inc.	16,512	1,836,134
SolarCity Corp.*	5,000	267,400

		8,332,317

Industrial Conglomerates (1.2%)
3M Co.	77,896	12,799,871
Danaher Corp.	17,038	1,460,327
Roper Industries, Inc.	5,373	840,068

		15,100,266

Machinery (2.0%)
Allison Transmission Holdings, Inc.	16,000	542,400
Caterpillar, Inc.	15,795	1,445,716
Colfax Corp.*	11,300	582,741
Crane Co.	2,100	123,270
Cummins, Inc.	21,886	3,155,305
Deere & Co.	9,547	844,623
Donaldson Co., Inc.	15,480	597,992
Dover Corp.	14,600	1,047,112
Flowserve Corp.	16,369	979,357
Graco, Inc.	7,216	578,579
IDEX Corp.	8,876	690,908
Illinois Tool Works, Inc.	40,700	3,854,290
Ingersoll-Rand plc	2,700	171,153
ITT Corp.	2,400	97,104

Lincoln Electric Holdings, Inc.	3,300	$227,997
Manitowoc Co., Inc.	16,000	353,600
Middleby Corp.*	6,800	673,880
Navistar International Corp.*	1,000	33,480
Nordson Corp.	7,700	600,292
PACCAR, Inc.	38,691	2,631,375
Pall Corp.	13,068	1,322,612
Parker-Hannifin Corp.	9,500	1,225,025
Pentair plc	1,600	106,272
Snap-on, Inc.	1,000	136,740
Stanley Black & Decker, Inc.	2,100	201,768
Timken Co.	545	23,261
Toro Co.	6,726	429,186
Trinity Industries, Inc.	14,100	394,941
Valmont Industries, Inc.	268	34,036
WABCO Holdings, Inc.*	6,747	706,951
Wabtec Corp.	11,434	993,500
Xylem, Inc.	15,800	601,506

		25,406,972

Marine (0.0%)
Kirby Corp.*	6,788	548,063

Professional Services (0.4%)
Dun & Bradstreet Corp.	1,540	186,278
Equifax, Inc.	7,800	630,786
IHS, Inc., Class A*	8,117	924,364
Nielsen N.V.	24,991	1,117,847
Robert Half International, Inc.	16,305	951,886
Verisk Analytics, Inc., Class A*	19,791	1,267,614

		5,078,775

Road & Rail (1.5%)
AMERCO	500	142,130
Avis Budget Group, Inc.*	12,500	829,125
Genesee & Wyoming, Inc., Class A*	2,900	260,768
Hertz Global Holdings, Inc.*	53,200	1,326,808
J.B. Hunt Transport Services, Inc.	10,970	924,223
Kansas City Southern	10,169	1,240,923
Landstar System, Inc.	5,366	389,196
Norfolk Southern Corp.	7,800	854,958
Old Dominion Freight Line, Inc.*	7,500	582,300
Union Pacific Corp.	107,848	12,847,932

		19,398,363

Trading Companies & Distributors (0.4%)
Air Lease Corp.	700	24,017
Fastenal Co.	35,308	1,679,248
HD Supply Holdings, Inc.*	12,601	371,604
MRC Global, Inc.*	5,400	81,810
MSC Industrial Direct Co., Inc., Class A	5,677	461,256
NOW, Inc.*	1,000	25,730
United Rentals, Inc.*	11,600	1,183,316
Veritiv Corp.*	154	7,988
W.W. Grainger, Inc.	6,946	1,770,466

		5,605,435

Total Industrials		155,444,976

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (28.0%)
Communications Equipment (1.5%)
Arista Networks, Inc.*	570	$34,633
ARRIS Group, Inc.*	14,900	449,831
CommScope Holding Co., Inc.*	7,405	169,056
EchoStar Corp., Class A*	1,200	63,000
F5 Networks, Inc.*	9,040	1,179,403
Harris Corp.	2,539	182,351
Juniper Networks, Inc.	12,200	272,304
Motorola Solutions, Inc.	6,000	402,480
Palo Alto Networks, Inc.*	6,566	804,795
QUALCOMM, Inc.	200,839	14,928,363
Riverbed Technology, Inc.*	19,100	389,831

		18,876,047

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	37,364	2,010,557
Avnet, Inc.	3,300	141,966
CDW Corp.	10,274	361,336
Corning, Inc.	36,100	827,773
FLIR Systems, Inc.	11,706	378,221
IPG Photonics Corp.*	4,000	299,680
Keysight Technologies, Inc.*	2,823	95,333
National Instruments Corp.	11,770	365,929
Trimble Navigation Ltd.*	30,968	821,891
Zebra Technologies Corp., Class A*	6,007	465,002

		5,767,688

Internet Software & Services (5.7%)
Akamai Technologies, Inc.*	21,123	1,329,904
CoStar Group, Inc.*	3,900	716,157
eBay, Inc.*	150,776	8,461,549
Equinix, Inc.	6,374	1,445,177
Facebook, Inc., Class A*	235,000	18,334,700
Google, Inc., Class A*	33,492	17,772,865
Google, Inc., Class C*	33,792	17,788,109
IAC/InterActiveCorp	3,600	218,844
LinkedIn Corp., Class A*	12,400	2,848,404
Pandora Media, Inc.*	24,383	434,749
Rackspace Hosting, Inc.*	13,900	650,659
Twitter, Inc.*	56,943	2,042,545
VeriSign, Inc.*	13,141	749,037
Yelp, Inc.*	6,000	328,380
Zillow, Inc., Class A*	3,700	391,793

		73,512,872

IT Services (5.7%)
Accenture plc, Class A	75,300	6,725,043
Alliance Data Systems Corp.*	6,440	1,842,162
Automatic Data Processing, Inc.	57,400	4,785,438
Booz Allen Hamilton Holding Corp.	8,200	217,546
Broadridge Financial Solutions, Inc.	14,287	659,774
Cognizant Technology Solutions Corp., Class A*	72,414	3,813,321
Computer Sciences Corp.	1,000	63,050
DST Systems, Inc.	2,889	271,999
Fidelity National Information Services, Inc.	4,200	261,240
Fiserv, Inc.*	29,658	2,104,828

FleetCor Technologies, Inc.*	9,924	$1,475,798
Gartner, Inc.*	10,700	901,047
Genpact Ltd.*	2,054	38,882
Global Payments, Inc.	8,156	658,434
International Business Machines Corp.	112,616	18,068,111
Jack Henry & Associates, Inc.	10,000	621,400
MasterCard, Inc., Class A	119,620	10,306,459
Paychex, Inc.	34,480	1,591,942
Sabre Corp.	5,300	107,431
Teradata Corp.*	14,751	644,324
Total System Services, Inc.	15,400	522,984
Vantiv, Inc., Class A*	14,800	502,016
VeriFone Systems, Inc.*	13,200	491,040
Visa, Inc., Class A	59,727	15,660,420
Western Union Co.	64,055	1,147,225

		73,481,914

Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc.*	73,423	196,039
Altera Corp.	13,856	511,841
Analog Devices, Inc.	16,999	943,785
Applied Materials, Inc.	96,700	2,409,764
Atmel Corp.*	50,000	419,750
Avago Technologies Ltd.	29,700	2,987,523
Cree, Inc.*	7,900	254,538
Freescale Semiconductor Ltd.*	11,500	290,145
Intel Corp.	50,300	1,825,387
KLA-Tencor Corp.	18,000	1,265,760
Lam Research Corp.	5,098	404,475
Linear Technology Corp.	28,115	1,282,044
Maxim Integrated Products, Inc.	30,878	984,082
Microchip Technology, Inc.	23,817	1,074,385
Micron Technology, Inc.*	111,700	3,910,617
NVIDIA Corp.	10,800	216,540
ON Semiconductor Corp.*	26,900	272,497
Skyworks Solutions, Inc.	22,600	1,643,246
SunEdison, Inc.*	10,100	197,051
SunPower Corp.*	400	10,332
Teradyne, Inc.	2,600	51,454
Texas Instruments, Inc.	128,431	6,866,563
Xilinx, Inc.	31,863	1,379,349

		29,397,167

Software (5.8%)
Activision Blizzard, Inc.	38,900	783,835
Adobe Systems, Inc.*	59,234	4,306,312
ANSYS, Inc.*	2,512	205,984
Autodesk, Inc.*	21,380	1,284,083
Cadence Design Systems, Inc.*	34,400	652,568
CDK Global, Inc.	19,033	775,785
Citrix Systems, Inc.*	17,629	1,124,730
Electronic Arts, Inc.*	28,600	1,344,629
FactSet Research Systems, Inc.	5,069	713,462
FireEye, Inc.*	8,195	258,798
Fortinet, Inc.*	16,300	499,758
Informatica Corp.*	11,700	446,179
Intuit, Inc.	33,829	3,118,696
Microsoft Corp.#	636,049	29,544,476
NetSuite, Inc.*	5,000	545,850
Oracle Corp.	390,832	17,575,715
PTC, Inc.*	14,100	516,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Red Hat, Inc.*	22,551	$1,559,176
Salesforce.com, Inc.*	73,084	4,334,612
ServiceNow, Inc.*	17,089	1,159,489
SolarWinds, Inc.*	7,800	388,674
Solera Holdings, Inc.	8,200	419,676
Splunk, Inc.*	14,100	831,195
Tableau Software, Inc., Class A*	4,500	381,420
VMware, Inc., Class A*	10,466	863,654
Workday, Inc., Class A*	11,160	910,768

		74,546,289

Technology Hardware, Storage & Peripherals (6.5%)
3D Systems Corp.*	13,000	427,310
Apple, Inc.	717,603	79,209,019
Diebold, Inc.	7,600	263,264
EMC Corp.	24,052	715,306
NCR Corp.*	1,912	55,716
NetApp, Inc.	14,226	589,668
SanDisk Corp.	12,800	1,254,144
Stratasys Ltd.*	3,300	274,263

		82,788,690

Total Information Technology		358,370,667

Materials (4.0%)
Chemicals (3.4%)
Airgas, Inc.	8,900	1,025,102
Albemarle Corp.	3,882	233,425
Axalta Coating Systems Ltd.*	3,999	104,054
Cabot Corp.	400	17,544
Celanese Corp.	1,592	95,456
Cytec Industries, Inc.	1,000	46,170
Dow Chemical Co.	22,900	1,044,469
E.I. du Pont de Nemours & Co.	103,121	7,624,767
Eastman Chemical Co.	16,288	1,235,608
Ecolab, Inc.	31,741	3,317,569
FMC Corp.	15,858	904,382
Huntsman Corp.	16,800	382,704
International Flavors & Fragrances, Inc.	9,666	979,746
LyondellBasell Industries N.V., Class A	49,800	3,953,622
Monsanto Co.	58,092	6,940,251
NewMarket Corp.	1,100	443,883
Platform Specialty Products Corp.*	10,100	234,522
PPG Industries, Inc.	16,500	3,813,975
Praxair, Inc.	34,868	4,517,498
Rayonier Advanced Materials, Inc.	498	11,105
Rockwood Holdings, Inc.	500	39,400
RPM International, Inc.	14,700	745,437
Scotts Miracle-Gro Co., Class A	5,293	329,860
Sherwin-Williams Co.	10,271	2,701,684
Sigma-Aldrich Corp.	6,524	895,549
Valspar Corp.	10,100	873,448
W.R. Grace & Co.*	7,800	744,042
Westlake Chemical Corp.	4,200	256,578

		43,511,850

Construction Materials (0.1%)
Eagle Materials, Inc.	6,000	456,180
Martin Marietta Materials, Inc.	7,336	809,307

		1,265,487

Containers & Packaging (0.4%)
AptarGroup, Inc.	1,800	$120,312
Avery Dennison Corp.	3,900	202,332
Ball Corp.	16,624	1,133,258
Crown Holdings, Inc.*	16,503	840,003
Owens-Illinois, Inc.*	11,800	318,482
Packaging Corp. of America	11,700	913,185
Sealed Air Corp.	25,600	1,086,208
Silgan Holdings, Inc.	5,200	278,720

		4,892,500

Metals & Mining (0.1%)
Carpenter Technology Corp.	400	19,700
Compass Minerals International, Inc.	4,019	348,970
Southern Copper Corp.	17,329	488,678
Tahoe Resources, Inc.	1,500	20,805
TimkenSteel Corp.	222	8,220

		886,373

Paper & Forest Products (0.0%)
International Paper Co.	8,000	428,640

Total Materials		50,984,850

Telecommunication Services (2.1%)
Diversified Telecommunication Services (2.0%)
CenturyLink, Inc.	4,100	162,278
Level 3 Communications, Inc.*	32,843	1,621,787
Verizon Communications, Inc.	492,800	23,053,184
Windstream Holdings, Inc.	67,080	552,739
Zayo Group Holdings, Inc.*	1,041	31,824

		25,421,812

Wireless Telecommunication Services (0.1%)
SBA Communications Corp., Class A*	15,318	1,696,622

Total Telecommunication Services		27,118,434

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	17,699	715,571

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	7,100	157,123

Multi-Utilities (0.0%)
Dominion Resources, Inc.	4,200	322,980

Total Utilities		1,195,674

Total Investments (99.2%) (Cost $604,526,557)		1,269,591,777
Other Assets Less Liabilities (0.8%)		10,125,676

Net Assets (100%)		$1,279,717,453

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,055,800.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	94	March-15	$9,570,334	$9,646,280	$75,946

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$237,260,379	$—	$—	$237,260,379
Consumer Staples	133,811,589	—	—	133,811,589
Energy	56,953,166	—	—	56,953,166
Financials	67,972,285	—	—	67,972,285
Health Care	180,479,757	—	—	180,479,757
Industrials	155,444,976	—	—	155,444,976
Information Technology	358,370,667	—	—	358,370,667
Materials	50,984,850	—	—	50,984,850
Telecommunication Services	27,118,434	—	—	27,118,434
Utilities	1,195,674	—	—	1,195,674
Futures	75,946	—	—	75,946

Total Assets	$1,269,667,723	$—	$—	$1,269,667,723

Total Liabilities	$—	$—	$—	$—

Total	$1,269,667,723	$—	$—	$1,269,667,723

(a)	A security with a market value of $1,610,634 transferred from Level 2 to Level 1 at the end of the period due to active trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$75,946	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,227,913)	$(1,227,913)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$28,969	$28,969

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,772,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$186,604,692
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$378,434,957

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$672,536,191
Aggregate gross unrealized depreciation	(8,340,128)

Net unrealized appreciation	$664,196,063

Federal income tax cost of investments	$605,395,714

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $604,526,557)	$1,269,591,777
Cash	11,098,232
Dividends, interest and other receivables	1,279,445
Receivable from Separate Accounts for Trust shares sold	294,938
Other assets	2,552

Total assets	1,282,266,944

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	1,647,513
Investment management fees payable	385,340
Distribution fees payable – Class IB	202,223
Due to broker for futures variation margin	119,275
Administrative fees payable	111,210
Distribution fees payable – Class IA	7,421
Trustees’ fees payable	3,297
Accrued expenses	73,212

Total liabilities	2,549,491

NET ASSETS	$1,279,717,453

Net assets were comprised of:
Paid in capital	$609,141,122
Accumulated undistributed net investment income (loss)	720,233
Accumulated undistributed net realized gain (loss) on investments and futures	4,714,932
Net unrealized appreciation (depreciation) on investments and futures	665,141,166

Net assets	$1,279,717,453

Class IA
Net asset value, offering and redemption price per share, $35,445,030 / 2,840,631 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.48

Class IB
Net asset value, offering and redemption price per share, $951,916,195 / 78,169,738 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.18

Class K
Net asset value, offering and redemption price per share, $292,356,228 / 23,433,888 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.48

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $3,120 foreign withholding tax)	$20,487,040
Interest	9,789

Total income	20,496,829

EXPENSES
Investment management fees	4,400,649
Distribution fees – Class IB	2,222,693
Administrative fees	1,292,474
Printing and mailing expenses	95,210
Custodian fees	82,500
Distribution fees – Class IA	75,500
Professional fees	59,691
Trustees’ fees	32,292
Miscellaneous	29,576

Total expenses	8,290,585

NET INVESTMENT INCOME (LOSS)	12,206,244

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	140,373,186
Futures	(1,227,913)

Net realized gain (loss)	139,145,273

Change in unrealized appreciation (depreciation) on:
Investments	(8,462,643)
Futures	28,969

Net change in unrealized appreciation (depreciation)	(8,433,674)

NET REALIZED AND UNREALIZED GAIN (LOSS)	130,711,599

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$142,917,843

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,206,244	$12,807,194
Net realized gain (loss) on investments and futures	139,145,273	77,983,766
Net change in unrealized appreciation (depreciation) on investments and futures	(8,433,674)	251,035,143

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	142,917,843	341,826,103

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(306,505)	(232,957)
Class IB	(8,348,690)	(7,537,330)
Class K	(3,299,514)	(4,880,523)

	(11,954,709)	(12,650,810)

Distributions from net realized capital gains
Class IA	(3,825,715)	(1,159,076)
Class IB	(106,774,957)	(38,238,003)
Class K	(32,554,438)	(18,919,928)

	(143,155,110)	(58,317,007)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(155,109,819)	(70,967,817)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 692,910 and 507,085 shares, respectively ]	9,163,486	5,911,818
Capital shares issued in reinvestment of dividends and distributions [ 328,958 and 113,214 shares, respectively ]	4,132,220	1,392,033
Capital shares repurchased [ (342,393) and (355,057) shares, respectively ]	(4,478,479)	(4,096,114)

Total Class IA transactions	8,817,227	3,207,737

Class IB
Capital shares sold [ 8,399,228 and 13,131,536 shares, respectively ]	108,624,884	148,672,225
Capital shares issued in reinvestment of dividends and distributions [ 9,387,461 and 3,804,443 shares, respectively ]	115,123,647	45,775,333
Capital shares repurchased [ (10,472,798) and (10,768,325) shares, respectively ]	(133,508,798)	(121,469,059)

Total Class IB transactions	90,239,733	72,978,499

Class K
Capital shares sold [ 2,956,068 and 679,158 shares, respectively ]	39,142,340	7,800,785
Capital shares issued in reinvestment of dividends and distributions [ 2,851,369 and 1,936,094 shares, respectively ]	35,853,952	23,800,451
Capital shares repurchased [ (17,223,701) and (9,242,692) shares, respectively ]	(221,914,020)	(110,173,121)

Total Class K transactions	(146,917,728)	(78,571,885)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(47,860,768)	(2,385,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,052,744)	268,472,637
NET ASSETS:
Beginning of year	1,339,770,197	1,071,297,560

End of year (a)	$1,279,717,453	$1,339,770,197

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$720,233	$408,723

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.60	$10.04	$8.86	$8.77		$7.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.12	0.09		0.09
Net realized and unrealized gain (loss) on investments and futures	1.42	3.13	1.18	0.10		1.18

Total from investment operations	1.54	3.24	1.30	0.19		1.27

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.12)	(0.10)		(0.10)
Distributions from net realized gains	(1.54)	(0.57)	—	—		—

Total dividends and distributions	(1.66)	(0.68)	(0.12)	(0.10)		(0.10)

Net asset value, end of year	$12.48	$12.60	$10.04	$8.86		$8.77

Total return	12.24%	32.47%	14.72%	2.23%		16.74	%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$35,445	$27,227	$19,030	$14,178		$587,034
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.73%	0.47	%(c)	0.49%
After waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.47	%(c)	0.49%
Before waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.47	%(c)	0.49%
Ratio of net investment income (loss) to average net assets:
After waivers	0.91%	0.97%	1.18%	0.99%		1.16%
After waivers and fees paid indirectly	0.91%	0.97%	1.18%	0.99%		1.16%
Before waivers and fees paid indirectly	0.91%	0.97%	1.18%	0.99%		1.16%
Portfolio turnover rate^	15%	15%	16%	18%		23%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.33	$9.83	$8.68	$8.59		$7.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.11	0.07		0.07
Net realized and unrealized gain (loss) on investments and futures	1.39	3.07	1.16	0.10		1.15

Total from investment operations	1.51	3.18	1.27	0.17		1.22

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.12)	(0.08)		(0.08)
Distributions from net realized gains	(1.54)	(0.57)	—	—		—

Total dividends and distributions	(1.66)	(0.68)	(0.12)	(0.08)		(0.08)

Net asset value, end of year	$12.18	$12.33	$9.83	$8.68		$8.59

Total return	12.24%	32.53%	14.65%	2.00%		16.36	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$951,916	$873,541	$635,996	$585,640		$610,712
Ratio of expenses to average net assets:
After waivers	0.73%	0.73%	0.73%	0.72%		0.74%
After waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.72%		0.74%
Before waivers and fees paid indirectly	0.73%	0.73%	0.73%	0.72%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers	0.90%	0.97%	1.15%	0.85%		0.91%
After waivers and fees paid indirectly	0.90%	0.97%	1.15%	0.85%		0.91%
Before waivers and fees paid indirectly	0.90%	0.97%	1.15%	0.85%		0.91%
Portfolio turnover rate^	15%	15%	16%	18%		23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$12.60	$10.04	$8.86	$8.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.14	0.13	0.04
Net realized and unrealized gain (loss) on investments and futures	1.43	3.14	1.20	0.65

Total from investment operations	1.58	3.28	1.33	0.69

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.10)
Distributions from net realized gains	(1.54)	(0.57)	—	—

Total dividends and distributions	(1.70)	(0.72)	(0.15)	(0.10)

Net asset value, end of period	$12.48	$12.60	$10.04	$8.86

Total return (b)	12.53%	32.80%	15.01%	8.38%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$292,356	$439,002	$416,272	$498,148
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.48%	0.48%	0.47%
After waivers and fees paid indirectly (a)	0.48%	0.48%	0.48%	0.47%
Before waivers and fees paid indirectly (a)	0.48%	0.48%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.15%	1.21%	1.36%	1.32%
After waivers and fees paid indirectly (a)	1.15%	1.21%	1.36%	1.32%
Before waivers and fees paid indirectly (a)	1.15%	1.21%	1.36%	1.32%
Portfolio turnover rate^	15%	15%	16%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 16.21%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 15.95%.

See Notes to Financial Statements.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	12.59%	14.68%	0.92%
Portfolio – Class IB Shares*	12.62	14.56	0.76
Portfolio – Class K Shares**	13.36	N/A	21.61
Russell 1000® Value Index	13.45	15.42	7.28
* Date of inception 10/3/05. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.62% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Value Index, returned 13.45% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The Financials, Health Care, and Information Technology sectors were the largest contributors to return during the past year.

•	Berkshire Hathaway, Wells Fargo, Intel Corp., Johnson & Johnson and Cisco Systems provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Energy, Telecommunications, and Industrials sectors produced the smallest positive contributions to return, while none of the sectors posted negative returns during the year.

•	The following companies provided the largest negative contribution to return at the security level: Exxon Mobil, General Electric, Chevron Corp., Freeport-McMoRan, and Apache Corp.

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	29.3%
Health Care	13.5
Energy	11.1
Industrials	9.9
Information Technology	9.4
Consumer Staples	7.3
Consumer Discretionary	6.5
Utilities	6.4
Materials	3.0
Telecommunication Services	2.0
Cash and Other	1.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,044.24	$3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class IB
Actual	1,000.00	1,044.31	3.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.70
Class K
Actual	1,000.00	1,047.89	2.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,025.21	2.42

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (6.5%)
Auto Components (0.4%)
Gentex Corp.	3,800	$137,294
Johnson Controls, Inc.	27,986	1,352,843
Lear Corp.	940	92,195
TRW Automotive Holdings Corp.*	6,415	659,783
Visteon Corp.*	2,700	288,522

		2,530,637

Automobiles (1.1%)
Ford Motor Co.	224,200	3,475,100
General Motors Co.	92,600	3,232,666

		6,707,766

Distributors (0.0%)
Genuine Parts Co.	600	63,942

Diversified Consumer Services (0.1%)
Apollo Education Group, Inc.*	6,100	208,071
DeVry Education Group, Inc.	3,900	185,133
Graham Holdings Co., Class B	214	184,834
Service Corp. International	2,432	55,206
ServiceMaster Global Holdings, Inc.*	1,300	34,801

		668,045

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	24,788	1,123,640
Choice Hotels International, Inc.	2,047	114,673
Darden Restaurants, Inc.	7,700	451,451
Hyatt Hotels Corp., Class A*	2,425	146,009
International Game Technology	13,800	238,050
Marriott International, Inc., Class A	1,800	140,454
MGM Resorts International*	19,916	425,804
Norwegian Cruise Line Holdings Ltd.*	600	28,056
Royal Caribbean Cruises Ltd.	9,594	790,834
Starwood Hotels & Resorts Worldwide, Inc.	5,700	462,099
Wendy’s Co.	16,974	153,275

		4,074,345

Household Durables (0.7%)
D.R. Horton, Inc.	17,127	433,142
Garmin Ltd.	7,185	379,583
GoPro, Inc., Class A*	500	31,610
Jarden Corp.*	7,500	359,100
Leggett & Platt, Inc.	3,962	168,821
Lennar Corp., Class A	9,900	443,619
Mohawk Industries, Inc.*	3,527	547,955
Newell Rubbermaid, Inc.	6,335	241,300
PulteGroup, Inc.	22,100	474,266
Taylor Morrison Home Corp., Class A*	1,800	34,002
Toll Brothers, Inc.*	9,975	341,843
Whirlpool Corp.	4,116	797,434

		4,252,675

Internet & Catalog Retail (0.1%)
HomeAway, Inc.*	800	$23,824
Liberty Interactive Corp.*	14,289	420,383

		444,207

Leisure Products (0.1%)
Hasbro, Inc.	900	49,491
Mattel, Inc.	12,600	389,907

		439,398

Media (1.9%)
CBS Corp. (Non-Voting), Class B	2,888	159,822
Clear Channel Outdoor Holdings, Inc., Class A	2,500	26,475
Comcast Corp., Class A	12,700	736,727
DISH Network Corp., Class A*	3,200	233,248
DreamWorks Animation SKG, Inc., Class A*	4,400	98,252
Gannett Co., Inc.	13,173	420,614
John Wiley & Sons, Inc., Class A	2,800	165,872
Liberty Broadband Corp.*	4,839	241,436
Liberty Media Corp.*	16,558	581,295
Live Nation Entertainment, Inc.*	4,000	104,440
Madison Square Garden Co., Class A*	3,500	263,410
News Corp., Class A*	29,505	462,933
Regal Entertainment Group, Class A	3,252	69,463
Starz, Class A*	686	20,374
Thomson Reuters Corp.	20,743	836,773
Time Warner, Inc.	50,645	4,326,096
Twenty-First Century Fox, Inc., Class A	28,820	1,106,832
Walt Disney Co.	16,263	1,531,812

		11,385,874

Multiline Retail (0.7%)
Big Lots, Inc.	2,200	88,044
Dillard’s, Inc., Class A	500	62,590
Dollar General Corp.*	4,100	289,870
Family Dollar Stores, Inc.	300	23,763
J.C. Penney Co., Inc.*	18,959	122,854
Kohl’s Corp.	11,541	704,463
Macy’s, Inc.	4,890	321,518
Sears Holdings Corp.*	302	9,960
Target Corp.	32,800	2,489,848

		4,112,910

Specialty Retail (0.8%)
Aaron’s, Inc.	3,267	99,872
Abercrombie & Fitch Co., Class A	3,660	104,822
Ascena Retail Group, Inc.*	8,300	104,248
Bed Bath & Beyond, Inc.*	6,300	479,871
Best Buy Co., Inc.	12,000	467,760
Cabela’s, Inc.*	2,500	131,775
CarMax, Inc.*	3,800	253,004
Chico’s FAS, Inc.	4,800	77,808
CST Brands, Inc.	665	29,001
Dick’s Sporting Goods, Inc.	4,500	223,425
DSW, Inc., Class A	4,200	156,660
Foot Locker, Inc.	7,391	415,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

GameStop Corp., Class A	6,492	$219,430
L Brands, Inc.	9,200	796,260
Michaels Cos., Inc.*	1,100	27,203
Murphy USA, Inc.*	1,446	99,572
Penske Automotive Group, Inc.	1,300	63,791
Sally Beauty Holdings, Inc.*	2,300	70,702
Signet Jewelers Ltd.	1,371	180,382
Staples, Inc.	38,200	692,184
Urban Outfitters, Inc.*	1,700	59,721

		4,752,717

Textiles, Apparel & Luxury Goods (0.0%)
PVH Corp.	500	64,085
Ralph Lauren Corp.	800	148,128

		212,213

Total Consumer Discretionary		39,644,729

Consumer Staples (7.3%)
Beverages (0.1%)
Constellation Brands, Inc., Class A*	750	73,628
Molson Coors Brewing Co., Class B	7,949	592,359

		665,987

Food & Staples Retailing (2.6%)
Costco Wholesale Corp.	1,400	198,450
CVS Health Corp.	57,875	5,573,941
Rite Aid Corp.*	18,100	136,112
Safeway, Inc.	13,684	480,582
Sysco Corp.	21,300	845,397
Walgreens Boots Alliance, Inc.	13,798	1,051,408
Wal-Mart Stores, Inc.	82,382	7,074,966
Whole Foods Market, Inc.	12,200	615,124

		15,975,980

Food Products (1.5%)
Archer-Daniels-Midland Co.	34,216	1,779,232
Bunge Ltd.	8,511	773,735
Campbell Soup Co.	3,434	151,096
ConAgra Foods, Inc.	24,535	890,130
Hain Celestial Group, Inc.*	400	23,316
Ingredion, Inc.	3,529	299,400
J.M. Smucker Co.	6,019	607,799
Kellogg Co.	1,415	92,597
Mondelez International, Inc., Class A	97,562	3,543,940
Pilgrim’s Pride Corp.*	3,100	101,649
Pinnacle Foods, Inc.	3,000	105,900
Tyson Foods, Inc., Class A	15,824	634,384

		9,003,178

Household Products (2.5%)
Clorox Co.	1,404	146,311
Colgate-Palmolive Co.	5,700	394,383
Energizer Holdings, Inc.	3,594	462,045
Kimberly-Clark Corp.	3,805	439,630
Procter & Gamble Co.	146,871	13,378,479

		14,820,848

Personal Products (0.0%)
Avon Products, Inc.	14,400	$135,216
Coty, Inc., Class A*	1,000	20,660

		155,876

Tobacco (0.6%)
Altria Group, Inc.	6,000	295,620
Philip Morris International, Inc.	37,500	3,054,375
Reynolds American, Inc.	4,396	282,531

		3,632,526

Total Consumer Staples		44,254,395

Energy (11.1%)
Energy Equipment & Services (0.7%)
Atwood Oceanics, Inc.*	2,677	75,946
Baker Hughes, Inc.	22,949	1,286,750
Cameron International Corp.*	4,408	220,179
Diamond Offshore Drilling, Inc.	3,725	136,745
Frank’s International N.V.	2,400	39,912
Helmerich & Payne, Inc.	1,756	118,389
Nabors Industries Ltd.	14,953	194,090
National Oilwell Varco, Inc.	22,749	1,490,742
Oil States International, Inc.*	2,650	129,585
Patterson-UTI Energy, Inc.	3,957	65,647
Rowan Cos., plc, Class A	6,728	156,897
Seadrill Ltd.	14,500	173,130
Seventy Seven Energy, Inc.*	1,621	8,770
Superior Energy Services, Inc.	8,100	163,215
Tidewater, Inc.	3,139	101,735
Unit Corp.*	2,577	87,876

		4,449,608

Oil, Gas & Consumable Fuels (10.4%)
Anadarko Petroleum Corp.	26,886	2,218,095
Apache Corp.	22,358	1,401,176
California Resources Corp.*	18,124	99,863
Chesapeake Energy Corp.	23,997	469,621
Chevron Corp.	109,707	12,306,931
Cimarex Energy Co.	4,500	477,000
Cobalt International Energy, Inc.*	1,146	10,188
ConocoPhillips Co.	70,770	4,887,376
CONSOL Energy, Inc.	13,400	453,054
CVR Energy, Inc.	500	19,355
Denbury Resources, Inc.	20,184	164,096
Devon Energy Corp.	23,435	1,434,456
Energen Corp.	4,140	263,967
EP Energy Corp., Class A*	1,900	19,836
EQT Corp.	705	53,369
Exxon Mobil Corp.	247,099	22,844,303
Golar LNG Ltd.	2,900	105,763
Gulfport Energy Corp.*	700	29,218
Hess Corp.	16,018	1,182,449
HollyFrontier Corp.	9,500	356,060
Kinder Morgan, Inc.	56,600	2,394,746
Marathon Oil Corp.	39,348	1,113,155
Marathon Petroleum Corp.	3,574	322,589
Memorial Resource Development Corp.*	1,700	30,651
Murphy Oil Corp.	10,487	529,803
Newfield Exploration Co.*	7,570	205,298
Noble Energy, Inc.	6,158	292,074

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Occidental Petroleum Corp.	45,310	$3,652,439
ONEOK, Inc.	5,500	273,845
PBF Energy, Inc., Class A	3,300	87,912
Peabody Energy Corp.	16,700	129,258
Phillips 66	19,335	1,386,320
QEP Resources, Inc.	9,154	185,094
Rice Energy, Inc.*	200	4,194
SandRidge Energy, Inc.*	29,600	53,872
Spectra Energy Corp.	38,607	1,401,434
Teekay Corp.	1,333	67,836
Tesoro Corp.	4,152	308,701
Ultra Petroleum Corp.*	6,000	78,960
Valero Energy Corp.	23,386	1,157,607
Whiting Petroleum Corp.*	5,900	194,700
World Fuel Services Corp.	3,000	140,790
WPX Energy, Inc.*	11,901	138,409

		62,945,863

Total Energy		67,395,471

Financials (29.3%)
Banks (11.2%)
Associated Banc-Corp	9,702	180,748
Bank of America Corp.	604,872	10,821,160
Bank of Hawaii Corp.	2,524	149,698
BankUnited, Inc.	5,700	165,129
BB&T Corp.	41,333	1,607,440
BOK Financial Corp.	1,396	83,816
CIT Group, Inc.	10,812	517,138
Citigroup, Inc.	174,642	9,449,879
Citizens Financial Group, Inc.	9,300	231,198
City National Corp./California	2,687	217,137
Comerica, Inc.	10,305	482,686
Commerce Bancshares, Inc./ Missouri	4,703	204,531
Cullen/Frost Bankers, Inc.	3,147	222,304
East West Bancorp, Inc.	8,134	314,867
Fifth Third Bancorp	49,488	1,008,318
First Horizon National Corp.	12,884	174,965
First Niagara Financial Group, Inc.	22,058	185,949
First Republic Bank/California	8,000	416,960
Fulton Financial Corp.	11,995	148,258
Huntington Bancshares, Inc./Ohio	48,925	514,691
JPMorgan Chase & Co.	217,904	13,636,432
KeyCorp	51,712	718,797
M&T Bank Corp.	7,644	960,239
PacWest Bancorp	5,700	259,122
PNC Financial Services Group, Inc.	30,889	2,818,003
Popular, Inc.*	6,232	212,200
Regions Financial Corp.	80,268	847,630
Signature Bank/New York*	200	25,192
SunTrust Banks, Inc./Georgia	30,674	1,285,241
SVB Financial Group*	2,800	324,996
Synovus Financial Corp.	7,791	211,058
TCF Financial Corp.	9,749	154,912
U.S. Bancorp/Minnesota	99,050	4,452,298
Wells Fargo & Co.	274,834	15,066,400
Zions Bancorp	11,568	329,804

		68,399,196

Capital Markets (3.4%)
Ameriprise Financial, Inc.	7,210	$953,522
Bank of New York Mellon Corp.	65,899	2,673,522
BlackRock, Inc.	4,564	1,631,904
Charles Schwab Corp.	54,000	1,630,260
E*TRADE Financial Corp.*	16,822	408,018
Federated Investors, Inc., Class B	1,607	52,919
Franklin Resources, Inc.	4,100	227,017
Goldman Sachs Group, Inc.	25,727	4,986,664
Interactive Brokers Group, Inc., Class A	3,619	105,530
Invesco Ltd.	21,031	831,145
Legg Mason, Inc.	3,526	188,183
Morgan Stanley	88,567	3,436,400
Northern Trust Corp.	13,781	928,839
NorthStar Asset Management Group, Inc.	8,050	181,688
Raymond James Financial, Inc.	7,292	417,759
SEI Investments Co.	700	28,028
State Street Corp.	24,728	1,941,148
TD Ameritrade Holding Corp.	1,900	67,982

		20,690,528

Consumer Finance (0.9%)
Ally Financial, Inc.*	1,600	37,792
Capital One Financial Corp.	33,030	2,726,627
Discover Financial Services	26,819	1,756,376
Navient Corp.	24,889	537,851
Santander Consumer USA Holdings, Inc.	4,600	90,206
SLM Corp.	15,589	158,852
Synchrony Financial*	2,500	74,375

		5,382,079

Diversified Financial Services (3.2%)
Berkshire Hathaway, Inc., Class B*	105,298	15,810,495
CME Group, Inc./Illinois	18,300	1,622,295
Intercontinental Exchange, Inc.	3,817	837,030
Leucadia National Corp.	18,313	410,577
MSCI, Inc.	3,500	166,040
NASDAQ OMX Group, Inc.	6,974	334,473
Voya Financial, Inc.	7,900	334,802

		19,515,712

Insurance (5.7%)
ACE Ltd.	19,458	2,235,335
Aflac, Inc.	26,115	1,595,365
Alleghany Corp.*	980	454,230
Allied World Assurance Co. Holdings AG	5,463	207,157
Allstate Corp.	25,088	1,762,432
American Financial Group, Inc./Ohio	3,291	199,830
American International Group, Inc.	83,406	4,671,570
American National Insurance Co.	482	55,073
Aon plc	4,107	389,467
Arch Capital Group Ltd.*	7,601	449,219
Arthur J. Gallagher & Co.	500	23,540
Aspen Insurance Holdings Ltd.	4,101	179,501
Assurant, Inc.	4,061	277,894

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Assured Guaranty Ltd.	9,554	$248,308
Axis Capital Holdings Ltd.	6,006	306,847
Brown & Brown, Inc.	6,385	210,130
Chubb Corp.	14,206	1,469,895
Cincinnati Financial Corp.	9,656	500,470
CNA Financial Corp.	1,660	64,259
Endurance Specialty Holdings Ltd.	2,504	149,839
Everest Reinsurance Group Ltd.	2,712	461,854
FNF Group	15,638	538,729
FNFV Group*	4,978	78,354
Genworth Financial, Inc., Class A*	29,634	251,889
Hanover Insurance Group, Inc.	2,459	175,376
Hartford Financial Services Group, Inc.	25,899	1,079,729
HCC Insurance Holdings, Inc.	6,058	324,224
Lincoln National Corp.	15,214	877,391
Loews Corp.	18,985	797,750
Markel Corp.*	795	542,858
Marsh & McLennan Cos., Inc.	10,543	603,481
MBIA, Inc.*	7,145	68,163
Mercury General Corp.	1,774	100,533
MetLife, Inc.	54,030	2,922,483
Old Republic International Corp.	15,384	225,068
PartnerReinsurance Ltd.	2,893	330,178
Principal Financial Group, Inc.	17,084	887,343
ProAssurance Corp.	3,400	153,510
Progressive Corp.	33,885	914,556
Protective Life Corp.	4,643	323,385
Prudential Financial, Inc.	26,411	2,389,139
Reinsurance Group of America, Inc.	2,803	245,599
RenaissanceReinsurance Holdings Ltd.	2,251	218,842
StanCorp Financial Group, Inc.	2,368	165,428
Torchmark Corp.	7,662	415,051
Travelers Cos., Inc.	20,175	2,135,524
Unum Group	14,789	515,840
Validus Holdings Ltd.	5,027	208,922
W. R. Berkley Corp.	6,064	310,841
White Mountains Insurance Group Ltd.	373	235,031
XL Group plc	15,745	541,156

		34,488,588

Real Estate Investment Trusts (REITs) (4.6%)
Alexandria Real Estate Equities, Inc. (REIT)	4,042	358,687
American Campus Communities, Inc. (REIT)	5,800	239,888
American Capital Agency Corp. (REIT)	20,700	451,881
American Homes 4 Rent (REIT), Class A	8,700	148,161
American Realty Capital Properties, Inc. (REIT)	51,000	461,550
Annaly Capital Management, Inc. (REIT)	54,895	593,415
Apartment Investment & Management Co. (REIT), Class A	3,364	124,973

AvalonBay Communities, Inc. (REIT)	7,557	$1,234,738
BioMed Realty Trust, Inc. (REIT)	10,600	228,324
Boston Properties, Inc. (REIT)	7,829	1,007,514
Brandywine Realty Trust (REIT)	10,153	162,245
Brixmor Property Group, Inc. (REIT)	3,300	81,972
Camden Property Trust (REIT)	4,788	353,546
CBL & Associates Properties, Inc. (REIT)	9,300	180,606
Chimera Investment Corp. (REIT)	63,294	201,275
Columbia Property Trust, Inc. (REIT)	5,900	149,565
Corporate Office Properties Trust/Maryland (REIT)	5,267	149,425
Corrections Corp. of America (REIT)	6,534	237,445
DDR Corp. (REIT)	17,412	319,684
Digital Realty Trust, Inc. (REIT)	8,000	530,400
Douglas Emmett, Inc. (REIT)	8,149	231,432
Duke Realty Corp. (REIT)	19,802	400,000
Equity Commonwealth (REIT)	7,917	203,229
Equity LifeStyle Properties, Inc. (REIT)	1,200	61,860
Equity Residential (REIT)	20,809	1,494,919
Essex Property Trust, Inc. (REIT)	3,680	760,288
Federal Realty Investment Trust (REIT)	1,288	171,896
Gaming and Leisure Properties, Inc. (REIT)	3,746	109,908
General Growth Properties, Inc. (REIT)	33,059	929,950
HCP, Inc. (REIT)	26,391	1,161,996
Health Care REIT, Inc. (REIT)	8,970	678,760
Healthcare Trust of America, Inc. (REIT), Class A	5,850	157,599
Home Properties, Inc. (REIT)	3,500	229,600
Hospitality Properties Trust (REIT)	9,091	281,821
Host Hotels & Resorts, Inc. (REIT)	43,490	1,033,757
Iron Mountain, Inc. (REIT)	897	34,678
Kilroy Realty Corp. (REIT)	4,800	331,536
Kimco Realty Corp. (REIT)	24,233	609,218
Liberty Property Trust (REIT)	8,722	328,209
Macerich Co. (REIT)	9,070	756,529
MFA Financial, Inc. (REIT)	22,100	176,579
Mid-America Apartment Communities, Inc. (REIT)	4,200	313,656
National Retail Properties, Inc. (REIT)	7,500	295,275
NorthStar Realty Finance Corp. (REIT)	9,750	171,405
Omega Healthcare Investors, Inc. (REIT)	4,700	183,629
Outfront Media, Inc. (REIT)	6,269	168,260
Paramount Group, Inc. (REIT)*	8,200	152,438
Piedmont Office Realty Trust, Inc. (REIT), Class A	8,330	156,937
Plum Creek Timber Co., Inc. (REIT)	5,100	218,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Post Properties, Inc. (REIT)	3,400	$199,818
Prologis, Inc. (REIT)	28,786	1,238,662
Public Storage (REIT)	600	110,910
Rayonier, Inc. (REIT)	6,200	173,228
Realty Income Corp. (REIT)	12,626	602,386
Regency Centers Corp. (REIT)	5,525	352,384
Retail Properties of America, Inc. (REIT), Class A	13,200	220,308
Senior Housing Properties Trust (REIT)	11,279	249,379
Simon Property Group, Inc. (REIT)	4,584	834,792
SL Green Realty Corp. (REIT)	5,570	662,941
Spirit Realty Capital, Inc. (REIT)	22,300	265,147
Tanger Factory Outlet Centers, Inc. (REIT)	1,900	70,224
Taubman Centers, Inc. (REIT)	201	15,360
Two Harbors Investment Corp. (REIT)	20,600	206,412
UDR, Inc. (REIT)	15,012	462,670
Ventas, Inc. (REIT)	8,836	633,541
Vornado Realty Trust (REIT)	8,356	983,585
Washington Prime Group, Inc. (REIT)	8,642	148,815
Weingarten Realty Investors (REIT)	6,702	234,034
Weyerhaeuser Co. (REIT)	27,091	972,296
WP Carey, Inc. (REIT)	5,600	392,560

		28,048,339

Real Estate Management & Development (0.1%)
Forest City Enterprises, Inc., Class A*	9,860	210,018
Howard Hughes Corp.*	1,147	149,592
Jones Lang LaSalle, Inc.	2,000	299,860
Realogy Holdings Corp.*	4,600	204,654

		864,124

Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.	31,244	316,189
New York Community Bancorp, Inc.	24,895	398,320
People’s United Financial, Inc.	18,110	274,910
TFS Financial Corp.	4,043	60,180

		1,049,599

Total Financials		178,438,165

Health Care (13.5%)
Biotechnology (0.1%)
Alkermes plc*	1,200	70,272
Alnylam Pharmaceuticals, Inc.*	600	58,200
Amgen, Inc.	2,200	350,438
Cubist Pharmaceuticals, Inc.*	200	20,130
Myriad Genetics, Inc.*	500	17,030

		516,070

Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	86,634	3,900,263
Alere, Inc.*	4,576	173,888
Boston Scientific Corp.*	69,645	922,796
CareFusion Corp.*	12,052	715,166

Cooper Cos., Inc.	726	$117,677
Covidien plc	25,900	2,649,052
DENTSPLY International, Inc.	5,800	308,966
Halyard Health, Inc.*	475	21,598
Hill-Rom Holdings, Inc.	3,305	150,774
Hologic, Inc.*	9,128	244,083
Intuitive Surgical, Inc.*	176	93,093
Medtronic, Inc.	57,643	4,161,825
Sirona Dental Systems, Inc.*	1,200	104,844
St. Jude Medical, Inc.	5,800	377,174
Stryker Corp.	7,900	745,207
Teleflex, Inc.	2,372	272,353
Zimmer Holdings, Inc.	8,959	1,016,130

		15,974,889

Health Care Providers & Services (3.1%)
Aetna, Inc.	14,397	1,278,885
Anthem, Inc.	16,126	2,026,554
Cardinal Health, Inc.	18,178	1,467,510
Cigna Corp.	14,223	1,463,689
Community Health Systems, Inc.*	6,481	349,456
DaVita HealthCare Partners, Inc.*	6,800	515,032
Express Scripts Holding Co.*	5,700	482,619
HCA Holdings, Inc.*	17,000	1,247,630
Health Net, Inc.*	4,441	237,727
Humana, Inc.	8,932	1,282,903
Laboratory Corp. of America Holdings*	2,900	312,910
LifePoint Hospitals, Inc.*	2,733	196,530
MEDNAX, Inc.*	2,200	145,442
Omnicare, Inc.	5,823	424,671
Patterson Cos., Inc.	4,400	211,640
Quest Diagnostics, Inc.	8,510	570,681
UnitedHealth Group, Inc.	56,492	5,710,776
Universal Health Services, Inc., Class B	4,000	445,040
VCA, Inc.*	5,100	248,727

		18,618,422

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	6,300	80,451

Life Sciences Tools & Services (0.6%)
Agilent Technologies, Inc.	16,600	679,604
Bio-Rad Laboratories, Inc., Class A*	1,110	133,822
Bio-Techne Corp.	1,000	92,400
Charles River Laboratories International, Inc.*	1,400	89,096
Covance, Inc.*	300	31,152
PerkinElmer, Inc.	5,115	223,679
QIAGEN N.V.*	13,200	309,672
Quintiles Transnational Holdings, Inc.*	1,700	100,079
Thermo Fisher Scientific, Inc.	13,795	1,728,375
VWR Corp.*	1,300	33,631

		3,421,510

Pharmaceuticals (7.1%)
Bristol-Myers Squibb Co.	61,474	3,628,810
Eli Lilly & Co.	56,745	3,914,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hospira, Inc.*	9,900	$606,375
Johnson & Johnson	137,302	14,357,670
Mallinckrodt plc*	1,725	170,827
Merck & Co., Inc.	144,472	8,204,565
Perrigo Co. plc	6,300	1,053,108
Pfizer, Inc.	367,200	11,438,280

		43,374,473

Total Health Care		81,985,815

Industrials (9.9%)
Aerospace & Defense (2.2%)
Alliant Techsystems, Inc.	1,952	226,920
Exelis, Inc.	11,613	203,576
General Dynamics Corp.	17,703	2,436,287
Huntington Ingalls Industries, Inc.	400	44,984
L-3 Communications Holdings, Inc.	4,880	615,905
Northrop Grumman Corp.	11,577	1,706,334
Raytheon Co.	18,132	1,961,338
Rockwell Collins, Inc.	800	67,584
Spirit AeroSystems Holdings, Inc., Class A*	499	21,477
Textron, Inc.	16,239	683,824
Triumph Group, Inc.	2,300	154,606
United Technologies Corp.	47,000	5,405,000
Vectrus, Inc.*	645	17,673

		13,545,508

Air Freight & Logistics (0.3%)
FedEx Corp.	9,735	1,690,580

Airlines (0.4%)
Alaska Air Group, Inc.	600	35,856
Copa Holdings S.A., Class A	400	41,456
Delta Air Lines, Inc.	46,500	2,287,335
Southwest Airlines Co.	4,249	179,818

		2,544,465

Building Products (0.1%)
A.O. Smith Corp.	2,300	129,743
Fortune Brands Home & Security, Inc.	5,447	246,586
Owens Corning, Inc.	6,468	231,619

		607,948

Commercial Services & Supplies (0.5%)
ADT Corp.	10,362	375,415
Cintas Corp.	1,082	84,872
Clean Harbors, Inc.*	900	43,245
Covanta Holding Corp.	3,604	79,324
KAR Auction Services, Inc.	4,662	161,538
Pitney Bowes, Inc.	5,884	143,393
R.R. Donnelley & Sons Co.	10,053	168,941
Republic Services, Inc.	15,532	625,163
Tyco International plc	2,800	122,808
Waste Connections, Inc.	2,770	121,852
Waste Management, Inc.	24,049	1,234,195

		3,160,746

Construction & Engineering (0.2%)
AECOM Technology Corp.*	8,594	260,999
Fluor Corp.	3,400	206,142

Jacobs Engineering Group, Inc.*	7,878	$352,068
KBR, Inc.	8,182	138,685
Quanta Services, Inc.*	9,264	263,005

		1,220,899

Electrical Equipment (0.5%)
Babcock & Wilcox Co.	6,200	187,860
Eaton Corp. plc	27,374	1,860,337
Emerson Electric Co.	10,300	635,819
Hubbell, Inc., Class B	2,790	298,056
Regal-Beloit Corp.	2,452	184,390

		3,166,462

Industrial Conglomerates (2.9%)
Carlisle Cos., Inc.	3,729	336,505
Danaher Corp.	26,900	2,305,599
General Electric Co.	577,154	14,584,682
Roper Industries, Inc.	3,100	484,685

		17,711,471

Machinery (1.7%)
AGCO Corp.	5,321	240,509
Caterpillar, Inc.	28,400	2,599,452
Crane Co.	1,741	102,197
Deere & Co.	16,300	1,442,061
Donaldson Co., Inc.	600	23,178
Dover Corp.	2,423	173,778
IDEX Corp.	260	20,238
Ingersoll-Rand plc	14,431	914,781
ITT Corp.	4,000	161,840
Joy Global, Inc.	6,000	279,120
Kennametal, Inc.	4,808	172,078
Lincoln Electric Holdings, Inc.	3,000	207,270
Navistar International Corp.*	2,900	97,092
Oshkosh Corp.	4,800	233,520
PACCAR, Inc.	1,700	115,617
Parker-Hannifin Corp.	3,966	511,416
Pentair plc	10,536	699,801
Snap-on, Inc.	2,990	408,853
SPX Corp.	2,359	202,685
Stanley Black & Decker, Inc.	7,968	765,565
Terex Corp.	6,468	180,328
Timken Co.	4,266	182,073
Trinity Industries, Inc.	2,006	56,188
Valmont Industries, Inc.	1,400	177,800
Xylem, Inc.	2,813	107,091

		10,074,531

Professional Services (0.2%)
Dun & Bradstreet Corp.	1,300	157,248
Equifax, Inc.	3,200	258,784
ManpowerGroup, Inc.	4,767	324,966
Nielsen N.V.	4,030	180,262
Towers Watson & Co., Class A	3,820	432,310

		1,353,570

Road & Rail (0.8%)
AMERCO	200	56,852
Con-way, Inc.	3,195	157,130
CSX Corp.	57,700	2,090,471
Genesee & Wyoming, Inc., Class A*	1,700	152,864

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kansas City Southern	1,400	$170,842
Norfolk Southern Corp.	14,101	1,545,610
Ryder System, Inc.	3,209	297,956

		4,471,725

Trading Companies & Distributors (0.1%)
Air Lease Corp.	5,300	181,843
GATX Corp.	2,577	148,281
MRC Global, Inc.*	3,200	48,480
NOW, Inc.*	6,112	157,262
Veritiv Corp.*	391	20,281
WESCO International, Inc.*	2,592	197,536

		753,683

Total Industrials		60,301,588

Information Technology (9.4%)
Communications Equipment (1.7%)
Brocade Communications Systems, Inc.	24,608	291,359
Cisco Systems, Inc.	294,500	8,191,517
EchoStar Corp., Class A*	2,059	108,098
Harris Corp.	5,100	366,282
JDS Uniphase Corp.*	12,900	176,988
Juniper Networks, Inc.	19,500	435,240
Motorola Solutions, Inc.	8,900	597,012

		10,166,496

Electronic Equipment, Instruments & Components (0.5%)
Arrow Electronics, Inc.*	5,795	335,472
Avnet, Inc.	6,158	264,917
AVX Corp.	1,997	27,958
Corning, Inc.	57,767	1,324,597
Dolby Laboratories, Inc., Class A	2,700	116,424
FLIR Systems, Inc.	2,200	71,082
Ingram Micro, Inc., Class A*	8,779	242,652
Jabil Circuit, Inc.	11,418	249,255
Keysight Technologies, Inc.*	8,300	280,291
Knowles Corp.*	4,761	112,122
Tech Data Corp.*	2,403	151,942
Vishay Intertechnology, Inc.	7,008	99,163

		3,275,875

Internet Software & Services (0.5%)
AOL, Inc.*	4,847	223,786
IAC/InterActiveCorp	2,400	145,896
Yahoo!, Inc.*	54,482	2,751,886

		3,121,568

IT Services (0.6%)
Amdocs Ltd.	9,371	437,204
Booz Allen Hamilton Holding Corp.	700	18,571
Computer Sciences Corp.	7,941	500,680
CoreLogic, Inc.*	5,035	159,056
DST Systems, Inc.	300	28,245
Fidelity National Information Services, Inc.	14,552	905,134
Genpact Ltd.*	8,000	151,440
Leidos Holdings, Inc.	3,750	163,200
Paychex, Inc.	2,100	96,957
Teradata Corp.*	1,900	82,992

Total System Services, Inc.	1,856	$63,030
Xerox Corp.	68,000	942,480

		3,548,989

Semiconductors & Semiconductor Equipment (2.5%)
Altera Corp.	11,400	421,116
Analog Devices, Inc.	10,000	555,200
Applied Materials, Inc.	23,700	590,604
Broadcom Corp., Class A	30,800	1,334,564
Cree, Inc.*	3,100	99,882
First Solar, Inc.*	4,100	182,840
Freescale Semiconductor Ltd.*	900	22,707
Intel Corp.	261,911	9,504,750
KLA-Tencor Corp.	856	60,194
Lam Research Corp.	7,020	556,967
Marvell Technology Group Ltd.	24,400	353,800
Maxim Integrated Products, Inc.	1,300	41,431
Micron Technology, Inc.*	7,329	256,588
NVIDIA Corp.	27,400	549,370
ON Semiconductor Corp.*	12,000	121,560
SunEdison, Inc.*	10,200	199,002
SunPower Corp.*	2,300	59,409
Teradyne, Inc.	11,100	219,669

		15,129,653

Software (1.9%)
Activision Blizzard, Inc.	9,398	189,370
ANSYS, Inc.*	4,000	328,000
Autodesk, Inc.*	2,900	174,174
CA, Inc.	18,158	552,911
Citrix Systems, Inc.*	900	57,420
Electronic Arts, Inc.*	4,000	188,060
FireEye, Inc.*	1,300	41,054
Informatica Corp.*	600	22,881
Microsoft Corp.	167,800	7,794,310
Nuance Communications, Inc.*	15,900	226,893
Rovi Corp.*	6,000	135,540
Symantec Corp.	39,800	1,021,069
Synopsys, Inc.*	9,286	403,662
Zynga, Inc., Class A*	45,700	121,562

		11,256,906

Technology Hardware, Storage & Peripherals (1.7%)
EMC Corp.	106,500	3,167,310
Hewlett-Packard Co.	109,300	4,386,209
Lexmark International, Inc., Class A	3,377	139,369
NCR Corp.*	8,500	247,690
NetApp, Inc.	11,500	476,675
SanDisk Corp.	6,800	666,264
Stratasys Ltd.*	1,300	108,043
Western Digital Corp.	12,948	1,433,343

		10,624,903

Total Information Technology		57,124,390

Materials (3.0%)
Chemicals (1.5%)
Air Products and Chemicals, Inc.	12,200	1,759,606
Albemarle Corp.	2,800	168,364
Ashland, Inc.	4,017	481,076
Axalta Coating Systems Ltd.*	1,800	46,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Cabot Corp.	3,535	$155,045
Celanese Corp.	8,400	503,664
CF Industries Holdings, Inc.	2,979	811,896
Cytec Industries, Inc.	3,582	165,381
Dow Chemical Co.	58,410	2,664,080
E.I. du Pont de Nemours & Co.	2,900	214,426
Eastman Chemical Co.	800	60,688
Huntsman Corp.	3,401	77,475
Mosaic Co.	19,500	890,175
Rayonier Advanced Materials, Inc.	2,066	46,072
Rockwood Holdings, Inc.	3,800	299,440
RPM International, Inc.	438	22,211
Sigma-Aldrich Corp.	3,800	521,626
W.R. Grace & Co.*	500	47,695
Westlake Chemical Corp.	200	12,218

		8,947,974

Construction Materials (0.1%)
Vulcan Materials Co.	7,382	485,219

Containers & Packaging (0.3%)
AptarGroup, Inc.	2,799	187,085
Avery Dennison Corp.	3,481	180,594
Bemis Co., Inc.	5,671	256,386
Greif, Inc., Class A	2,122	100,222
MeadWestvaco Corp.	9,487	421,128
Owens-Illinois, Inc.*	3,518	94,951
Rock-Tenn Co., Class A	8,500	518,330
Sonoco Products Co.	6,182	270,153

		2,028,849

Metals & Mining (0.9%)
Alcoa, Inc.	67,381	1,063,946
Allegheny Technologies, Inc.	6,000	208,620
Carpenter Technology Corp.	3,100	152,675
Cliffs Natural Resources, Inc.	8,100	57,834
Freeport-McMoRan, Inc.	60,300	1,408,608
Newmont Mining Corp.	29,300	553,770
Nucor Corp.	18,320	898,596
Reliance Steel & Aluminum Co.	4,509	276,266
Royal Gold, Inc.	3,600	225,720
Steel Dynamics, Inc.	14,001	276,380
Tahoe Resources, Inc.	4,500	62,415
TimkenSteel Corp.	2,133	78,985
United States Steel Corp.	8,224	219,910

		5,483,725

Paper & Forest Products (0.2%)
Domtar Corp.	3,746	150,664
International Paper Co.	21,075	1,129,199

		1,279,863

Total Materials		18,225,630

Telecommunication Services (2.0%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	298,562	10,028,698
CenturyLink, Inc.	31,208	1,235,213
Frontier Communications Corp.	58,433	389,748
Windstream Holdings, Inc.	1,710	14,090
Zayo Group Holdings, Inc.*	1,300	39,741

		11,707,490

Wireless Telecommunication Services (0.1%)
Sprint Corp.*	42,111	$174,761
Telephone & Data Systems, Inc.	5,246	132,461
T-Mobile US, Inc.*	15,800	425,652
U.S. Cellular Corp.*	471	18,760

		751,634

Total Telecommunication Services		12,459,124

Utilities (6.4%)
Electric Utilities (3.4%)
American Electric Power Co., Inc.	28,254	1,715,583
Duke Energy Corp.	40,793	3,407,847
Edison International	18,976	1,242,549
Entergy Corp.	10,269	898,332
Exelon Corp.	49,353	1,830,009
FirstEnergy Corp.	24,463	953,812
Great Plains Energy, Inc.	8,635	245,320
Hawaiian Electric Industries, Inc.	5,804	194,318
ITC Holdings Corp.	500	20,215
NextEra Energy, Inc.	25,184	2,676,807
Northeast Utilities	18,367	983,002
OGE Energy Corp.	11,584	411,000
Pepco Holdings, Inc.	14,642	394,309
Pinnacle West Capital Corp.	6,551	447,499
PPL Corp.	38,174	1,386,861
Southern Co.	51,496	2,528,969
Westar Energy, Inc.	7,728	318,703
Xcel Energy, Inc.	28,919	1,038,771

		20,693,906

Gas Utilities (0.3%)
AGL Resources, Inc.	6,708	365,653
Atmos Energy Corp.	5,627	313,649
National Fuel Gas Co.	5,044	350,710
Questar Corp.	9,754	246,581
UGI Corp.	10,237	388,801

		1,665,394

Independent Power and Renewable Electricity Producers (0.3%)
AES Corp.	42,886	590,540
Calpine Corp.*	19,247	425,936
NRG Energy, Inc.	19,594	528,059

		1,544,535

Multi-Utilities (2.3%)
Alliant Energy Corp.	6,243	414,660
Ameren Corp.	14,225	656,199
CenterPoint Energy, Inc.	24,482	573,613
CMS Energy Corp.	15,370	534,108
Consolidated Edison, Inc.	16,877	1,114,051
Dominion Resources, Inc.	31,621	2,431,655
DTE Energy Co.	10,201	881,060
Integrys Energy Group, Inc.	4,770	371,345
MDU Resources Group, Inc.	11,446	268,981
NiSource, Inc.	18,372	779,340
PG&E Corp.	26,709	1,421,987
Public Service Enterprise Group, Inc.	29,158	1,207,433
SCANA Corp.	8,294	500,958
Sempra Energy	14,159	1,576,746

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TECO Energy, Inc.	13,413	$274,832
Vectren Corp.	5,114	236,420
Wisconsin Energy Corp.	13,106	691,211

		13,934,599

Water Utilities (0.1%)
American Water Works Co., Inc.	10,383	553,414
Aqua America, Inc.	9,871	263,555

		816,969

Total Utilities		38,655,403

Total Common Stocks (98.4%) (Cost $424,275,485)		598,484,710

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15*
(Cost $—)	827	7,857

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Government Security (0.1%)
U.S. Treasury Bills 0.01%, 1/29/15#(p)	$785,000	$784,992

Total Government Securities		784,992

Total Short-Term Investments (0.1%) (Cost $784,994)		784,992

Total Investments (98.5%) (Cost $425,060,479)		599,277,559
Other Assets Less Liabilities (1.5%)		9,323,874

Net Assets (100%)		$608,601,433

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $784,992.
(p)	Yield to maturity.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 1000 Mini Index	3	March-15	$337,349	$342,570	$5,221
S&P 500 E-Mini Index	99	March-15	10,012,761	10,159,380	146,619
S&P MidCap 400 E-Mini Index	3	March-15	423,292	434,580	11,288

					$163,128

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$39,644,729	$—	$—	$39,644,729
Consumer Staples	44,254,395	—	—	44,254,395
Energy	67,395,471	—	—	67,395,471
Financials	178,438,165	—	—	178,438,165
Health Care	81,985,815	—	—	81,985,815
Industrials	60,301,588	—	—	60,301,588

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$57,124,390	$—	$—	$57,124,390
Materials	18,225,630	—	—	18,225,630
Telecommunication Services	12,459,124	—	—	12,459,124
Utilities	38,655,403	—	—	38,655,403
Futures	163,128	—	—	163,128
Rights
Consumer Discretionary	7,857	—	—	7,857
Short-Term Investments	—	784,992	—	784,992

Total Assets	$598,655,695	$784,992	$—	$599,440,687

Total Liabilities	$—	$—	$—	$—

Total	$598,655,695	$784,992	$—	$599,440,687

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$163,128	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,225,327	$1,225,327

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(83,447)	$(83,447)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,949,000 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$129,371,586
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$87,846,328

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$178,229,670
Aggregate gross unrealized depreciation	(7,954,988)

Net unrealized appreciation	$170,274,682

Federal income tax cost of investments	$429,002,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $425,060,479)	$599,277,559
Cash	10,474,551
Dividends, interest and other receivables	977,580
Receivable from Separate Accounts for Trust shares sold	231,998
Other assets	1,394

Total assets	610,963,082

LIABILITIES
Payable for securities purchased	1,550,992
Payable to Separate Accounts for Trust shares redeemed	278,064
Investment management fees payable	179,786
Due to broker for futures variation margin	129,645
Distribution fees payable – Class IB	117,311
Administrative fees payable	51,886
Distribution fees payable – Class IA	11,108
Trustees’ fees payable	1,232
Accrued expenses	41,625

Total liabilities	2,361,649

NET ASSETS	$608,601,433

Net assets were comprised of:
Paid in capital	$459,506,660
Accumulated undistributed net investment income (loss)	90,310
Accumulated undistributed net realized gain (loss) on investments and futures	(25,375,745)
Net unrealized appreciation (depreciation) on investments and futures	174,380,208

Net assets	$608,601,433

Class IA
Net asset value, offering and redemption price per share, $52,296,051 / 6,144,650 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.51

Class IB
Net asset value, offering and redemption price per share, $556,305,200 / 65,551,469 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.49

Class K
Net asset value, offering and redemption price per share, $182 / 21 shares outstanding (unlimited amount authorized: $0.01 par value)†	$8.58

†	Net asset value amounts may not recalculate due to rounding of net assets and/or shares outstanding.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $5,141 foreign withholding tax)	$12,386,153
Interest	8,221

Total income	12,394,374

EXPENSES
Investment management fees	1,937,299
Distribution fees – Class IB	1,266,962
Administrative fees	580,110
Distribution fees – Class IA	116,825
Printing and mailing expenses	45,110
Custodian fees	40,000
Professional fees	38,029
Trustees’ fees	13,686
Miscellaneous	13,307

Total expenses	4,051,328

NET INVESTMENT INCOME (LOSS)	8,343,046

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	19,103,707
Futures	1,225,327

Net realized gain (loss)	20,329,034

Change in unrealized appreciation (depreciation) on:
Investments	37,252,226
Futures	(83,447)

Net change in unrealized appreciation (depreciation)	37,168,779

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,497,813

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$65,840,859

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,343,046	$7,057,481
Net realized gain (loss) on investments and futures	20,329,034	18,323,017
Net change in unrealized appreciation (depreciation) on investments and futures	37,168,779	90,599,856

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	65,840,859	115,980,354

DIVIDENDS:
Dividends from net investment income
Class IA	(760,965)	(586,916)
Class IB	(8,085,019)	(6,418,418)
Class K	(3)	(3)

TOTAL DIVIDENDS:	(8,845,987)	(7,005,337)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,920,028 and 1,047,141 shares, respectively ]	15,480,533	7,179,281
Capital shares issued in reinvestment of dividends [ 89,606 and 77,982 shares, respectively ]	760,965	586,916
Capital shares repurchased [ (1,390,749) and (1,034,541) shares, respectively ]	(11,167,750)	(7,130,494)

Total Class IA transactions	5,073,748	635,703

Class IB
Capital shares sold [ 15,010,045 and 18,310,442 shares, respectively ]	121,569,537	125,880,479
Capital shares issued in reinvestment of dividends [ 954,745 and 855,221 shares, respectively ]	8,085,019	6,418,418
Capital shares repurchased [ (11,142,373) and (12,082,005) shares, respectively ]	(89,876,162)	(83,468,008)

Total Class IB transactions	39,778,394	48,830,889

Class K
Capital shares issued in reinvestment of dividends [ 0# and 0# shares, respectively ]	3	3
Capital shares repurchased [ 0 and (2,148) shares, respectively ]	—	(13,632)

Total Class K transactions	3	(13,629)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	44,852,145	49,452,963

TOTAL INCREASE (DECREASE) IN NET ASSETS	101,847,017	158,427,980
NET ASSETS:
Beginning of year	506,754,416	348,326,436

End of year (a)	$608,601,433	$506,754,416

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$90,310	$261,346

# Number of shares is less than 0.5.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.67	$5.91	$5.17	$5.27	$4.66

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.11	0.11	0.10
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.85	1.76	0.75	(0.12)	0.60

Total from investment operations	0.97	1.87	0.86	(0.01)	0.70

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.12)	(0.09)	(0.09)

Net asset value, end of year	$8.51	$7.67	$5.91	$5.17	$5.27

Total return	12.59%	31.63%	16.56%	(0.15)%	14.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,296	$42,374	$32,126	$30,104	$3,945
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.75%	0.50%	0.57%
After waivers and fees paid indirectly	0.73%	0.74%	0.75%	0.49%	0.56%
Before waivers and fees paid indirectly	0.73%	0.75%	0.75%	0.50%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers	1.51%	1.61%	1.93%	2.06%	2.05%
After waivers and fees paid indirectly	1.51%	1.62%	1.93%	2.07%	2.05%
Before waivers and fees paid indirectly	1.51%	1.61%	1.93%	2.06%	2.05%
Portfolio turnover rate^	16%	17%	20%	25%	28%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.65	$5.89	$5.15	$5.25	$4.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.11	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.85	1.76	0.75	(0.11)	0.58

Total from investment operations	0.97	1.87	0.86	(0.02)	0.67

Less distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.12)	(0.08)	(0.07)

Net asset value, end of year	$8.49	$7.65	$5.89	$5.15	$5.25

Total return	12.62%	31.73%	16.61%	(0.41)%	14.52%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$556,305	$464,380	$316,187	$301,883	$141,495
Ratio of expenses to average net assets:
After waivers	0.73%	0.75%	0.75%	0.75%	0.82	%(c)
After waivers and fees paid indirectly	0.73%	0.74%	0.75%	0.74%	0.81%
Before waivers and fees paid indirectly	0.73%	0.75%	0.75%	0.75%	0.82	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers	1.51%	1.61%	1.92%	1.76%	1.77%
After waivers and fees paid indirectly	1.51%	1.62%	1.93%	1.76%	1.78%
Before waivers and fees paid indirectly	1.51%	1.61%	1.92%	1.76%	1.77%
Portfolio turnover rate^	16%	17%	20%	25%	28%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$7.70	$5.91	$5.17	$4.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments and futures	0.86	1.81	0.75	0.42

Total from investment operations	1.03	1.92	0.87	0.46

Less distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.13)	(0.08)

Net asset value, end of period	$8.58	$7.70	$5.91	$5.17

Total return (b)	13.36%	32.47%	16.86%	9.77%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$— #	$— #	$13	$11
Ratio of expenses to average net assets:
After waivers (a)	0.48%	0.46%	0.50%	0.50%
After waivers and fees paid indirectly (a)	0.48%	0.46%	0.50%	0.49%
Before waivers and fees paid indirectly (a)	0.48%	0.46%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	2.04%	1.70%	2.18%	2.31%
After waivers and fees paid indirectly (a)	2.04%	1.71%	2.19%	2.32%
Before waivers and fees paid indirectly (a)	2.04%	1.71%	2.18%	2.31%
Portfolio turnover rate^	16%	17%	20%	25%
*	Commencement of Operations.
#	Amount is less than $500.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	(5.09)%	5.91%	6.10%
Portfolio – Class IB Shares	(5.08)	5.80	6.00
Portfolio – Class K Shares***	(4.84)	N/A	7.92
MSCI AC World ex. U.S. Growth (Net) Index	(2.65)	5.19	5.43

**   Date of inception 9/26/08. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (5.08)% for the year ended December 31, 2014. The Portfolio’s benchmark, the MSCI AC World ex. U.S. Growth (Net) Index, returned (2.65)% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Stock selection in the Basic Materials sector contributed to relative performance. The timing of ownership in German flavors and fragrance supplier Symrise and not holding weak-performing diversified natural resources company BHP Billiton (Australia) bolstered relative results.

•

Stock selection in the Technology sector also benefited relative returns. Overweight positions in semiconductor manufacturer Taiwan Semiconductor (Taiwan) and data recording products provider Nice Systems (Israel) supported relative returns as both stocks outperformed the benchmark.

•

Other top relative detractors during the period included overweight positions in Canadian railway company Canadian National Railway, Indian banking firm HDFC Bank, biopharmaceutical company Shire (United Kingdom) and financial services provider Credicorp (Australia). Holdings of global manufacturer of scales and analytical instruments Mettler Toledo (Switzerland) and management consulting firm Accenture (Ireland) also helped.

•

The Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another positive factor for relative performance.

What hurt performance during the year:

•

Stock selection in the Consumer Staples sector was a primary detractor from performance relative to the benchmark. Within this sector, an overweight position in Denmark-based brewer Carlsberg hindered relative results.

•

Security selection and, to a lesser extent, an underweight allocation to the autos & housing sector also weighed on relative performance. An overweight position in Japanese auto-maker Honda Motor held back relative results as the stock underperformed the benchmark

•

Elsewhere, holdings of Panama-based airline Copa Holdings and UK-based banking group Standard Chartered were among the Portfolio’s top relative detractors. Overweight positions in British engine maker Rolls-Royce, oil and gas turnkey contractor Saipem (Italy), oil and gas company BG Group (United Kingdom), sportswear and sports equipment manufacturer Adidas AG (Germany), product safety testing company Intertek Group (United Kingdom) and cable solutions company Prysmian (Italy) also weakened relative results.

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Consumer Staples	$ 228,667,879	19.5%
Consumer Discretionary	185,456,505	15.8
Industrials	168,829,129	14.4
Financials	161,105,356	13.7
Information Technology	150,641,461	12.8
Health Care	136,492,981	11.6
Materials	96,899,329	8.2
Energy	30,087,920	2.6
Telecommunication Services	8,801,860	0.7
Cash and Other	8,084,564	0.7

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$ 915.63	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.99	6.27
Class IB
Actual	1,000.00	915.75	5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.99	6.27
Class K
Actual	1,000.00	916.78	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.25	5.00

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.23%, 1.23% and 0.98%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Belgium (1.0%)
KBC Groep N.V.*	208,773	$11,587,008

Brazil (2.4%)
Ambev S.A. (ADR)	1,128,571	7,019,712
BM&F Bovespa S.A. (b)	792,423	2,935,507
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	673,157	8,757,773
Lojas Renner S.A.	109,816	3,132,254
M Dias Branco S.A. (b)	179,930	6,156,403

		28,001,649

Canada (3.9%)
Canadian National Railway Co.	431,513	29,735,561
Dollarama, Inc.	99,579	5,091,231
Loblaw Cos., Ltd.	57,111	3,056,112
Suncor Energy, Inc.	240,456	7,637,138

		45,520,042

China (1.3%)
Guangzhou Automobile Group Co., Ltd., Class H	6,965,294	6,295,125
Want Want China Holdings Ltd.	7,230,000	9,484,666

		15,779,791

Denmark (3.2%)
Carlsberg A/S, Class B	183,499	14,249,728
Chr Hansen Holding A/S	194,953	8,674,406
Novo Nordisk A/S, Class B	362,750	15,348,534

		38,272,668

France (13.6%)
Air Liquide S.A.	93,802	11,574,094
Danone S.A.	483,090	31,780,791
Dassault Systemes S.A.	135,737	8,260,737
Essilor International S.A.	78,152	8,699,619
Legrand S.A.	120,587	6,312,593
L’Oreal S.A.	88,824	14,912,401
LVMH Moet Hennessy Louis Vuitton S.A.	185,834	29,386,682
Pernod-Ricard S.A.	225,291	24,979,577
Publicis Groupe S.A.	72,497	5,192,465
Schneider Electric SE	252,570	18,352,202

		159,451,161

Germany (8.9%)
Bayer AG (Registered)	224,563	30,699,872
Brenntag AG	301,559	16,968,529
Fresenius Medical Care AG & Co. KGaA	162,975	12,197,186
Linde AG	109,730	20,466,811
SAP SE	121,850	8,615,463
Symrise AG	267,042	16,194,472

		105,142,333

Hong Kong (2.5%)
AIA Group Ltd.	3,894,569	21,445,293
Dairy Farm International Holdings Ltd. (BATS Europe Exchange)	383,838	3,452,922

Dairy Farm International Holdings Ltd. (London Stock Exchange)	7,200	$64,440
Li & Fung Ltd.	4,788,832	4,478,522

		29,441,177

India (1.5%)
HDFC Bank Ltd.	1,037,747	17,722,439

Ireland (4.4%)
Accenture plc, Class A	306,975	27,415,937
Experian plc	395,601	6,672,883
Paddy Power plc (BATS Europe Exchange)	91,746	7,502,935
Paddy Power plc (London Stock Exchange)	2,036	169,478
Shire plc	135,092	9,558,194

		51,319,427

Israel (1.4%)
NICE-Systems Ltd. (ADR)	319,866	16,201,213

Italy (0.8%)
Prysmian S.p.A.	505,529	9,201,235

Japan (10.3%)
AEON Financial Service Co., Ltd.	386,100	7,547,910
Honda Motor Co., Ltd.	707,100	20,562,254
INPEX Corp.	921,300	10,222,139
Japan Tobacco, Inc.	604,800	16,606,649
Nippon Paint Holdings Co., Ltd.	254,000	7,372,465
Nitto Denko Corp.	121,400	6,789,113
Obic Co., Ltd.	430,300	13,806,148
SoftBank Corp.	147,900	8,801,860
Sundrug Co., Ltd.	176,100	7,127,617
Toyota Motor Corp.	151,300	9,435,154
Unicharm Corp.	539,400	12,980,458

		121,251,767

Netherlands (0.6%)
Akzo Nobel N.V.	112,339	7,790,110

Panama (1.3%)
Copa Holdings S.A., Class A	150,974	15,646,945

Peru (1.6%)
Credicorp Ltd.	116,385	18,642,549

Russia (0.3%)
Sberbank of Russia (ADR)	814,455	3,272,705

South Korea (1.5%)
NAVER Corp.*	7,791	5,033,145
Samsung Electronics Co., Ltd.	10,772	12,948,505

		17,981,650

Spain (1.0%)
Amadeus IT Holding S.A., Class A	218,111	8,667,122
Inditex S.A.	95,643	2,740,453

		11,407,575

Sweden (1.4%)
Atlas Copco AB, Class A	105,117	2,926,155

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Telefonaktiebolaget LM Ericsson, Class B	1,112,186	$13,469,616

		16,395,771

Switzerland (12.1%)
Cie Financiere Richemont S.A. (Registered)	102,541	9,082,808
Julius Baer Group Ltd.*	247,532	11,296,134
Kuehne + Nagel International AG (Registered)	47,020	6,391,491
Nestle S.A. (Registered)	539,500	39,546,182
Roche Holding AG	101,248	27,442,305
Schindler Holding AG	50,020	7,217,529
Sonova Holding AG (Registered)	103,713	15,203,611
UBS Group AG*	1,520,269	26,132,968

		142,313,028

Taiwan (3.1%)
MediaTek, Inc.	551,000	8,021,418
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,260,150	28,202,157

		36,223,575

Thailand (1.0%)
Kasikornbank PCL (NVDR)	1,681,300	11,609,746

United Kingdom (18.7%)
Bellway plc	199,472	5,992,100
BG Group plc	918,706	12,228,643
Burberry Group plc	612,055	15,508,626
Capita plc	753,473	12,627,581
Compass Group plc	1,670,541	28,473,235
Croda International plc	216,583	8,924,064
Diageo plc	637,444	18,282,614
HSBC Holdings plc	1,096,064	10,358,327
Intertek Group plc	290,532	10,531,447
Reckitt Benckiser Group plc	235,122	18,967,607
Rio Tinto Ltd.	194,294	9,113,794
Rolls-Royce Holdings plc*	1,024,288	13,798,243
Rolls-Royce Holdings plc (Preference), Class C (b)(q)*†	92,081,340	143,518

Standard Chartered plc	653,264	$9,796,997
Weir Group plc	429,853	12,303,217
Whitbread plc	227,753	16,807,471
WPP plc	752,221	15,605,712

		219,463,196

United States (1.5%)
Mettler-Toledo International, Inc.*	57,342	17,343,661

Total Common Stocks (99.3%) (Cost $918,275,614)		1,166,982,421

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
Commercial Paper (0.3%)
HSBC USA, Inc.
0.05%, 1/2/15 (p)	$3,415,000	3,414,991

Total Short-Term Investments (0.3%) (Cost $3,414,995)		3,414,991

Total Investments (99.6%) (Cost $921,690,609)		1,170,397,412
Other Assets Less Liabilities (0.4%)		4,669,573

Net Assets (100%)		$1,175,066,985

*	Non-income producing.
†	Security (totaling $143,518 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.
(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
NVDR	— Non-Voting Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$5,091,231	$180,365,274	$—	$185,456,505
Consumer Staples	10,140,264	218,527,615	—	228,667,879
Energy	7,637,138	22,450,782	—	30,087,920
Financials	27,400,322	133,705,034	—	161,105,356
Health Care	17,343,661	119,149,321	—	136,492,982
Industrials	45,382,506	123,303,105	143,518	168,829,129
Information Technology	71,819,307	78,822,154	—	150,641,461
Materials	—	96,899,329	—	96,899,329
Telecommunication Services	—	8,801,860	—	8,801,860
Short-Term Investments	—	3,414,991	—	3,414,991

Total Assets	$184,814,429	$985,439,465	$143,518	$1,170,397,412

Total Liabilities	$—	$—	$—	$—

Total	$184,814,429	$985,439,465	$143,518	$1,170,397,412

(a)	Securities with a market value of $12,224,165 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$742	$742

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,417)	$(1,417)

^ The Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $608,000 for 1 month during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$270,251,467
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$325,112,915

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$296,587,751
Aggregate gross unrealized depreciation	(54,734,676)

Net unrealized appreciation	$241,853,075

Federal income tax cost of investments	$928,544,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $921,690,609)	$1,170,397,412
Cash	10,471,912
Foreign cash (Cost $65,293)	65,419
Dividends, interest and other receivables	2,363,720
Receivable for securities sold	280,063
Receivable from Separate Accounts for Trust shares sold	181,550
Other assets	574

Total assets	1,183,760,650

LIABILITIES
Payable for securities purchased	7,299,393
Investment management fees payable	848,506
Payable to Separate Accounts for Trust shares redeemed	268,331
Administrative fees payable	101,773
Distribution fees payable – Class IB	37,677
Distribution fees payable – Class IA	4,390
Trustees’ fees payable	1,165
Accrued expenses	132,430

Total liabilities	8,693,665

NET ASSETS	$1,175,066,985

Net assets were comprised of:
Paid in capital	$945,844,750
Accumulated undistributed net investment income (loss)	2,934,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(22,270,929)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	248,558,981

Net assets	$1,175,066,985

Class IA
Net asset value, offering and redemption price per share, $20,631,469 / 3,101,304 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.65

Class IB
Net asset value, offering and redemption price per share, $176,193,392 / 26,437,457 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.66

Class K
Net asset value, offering and redemption price per share, $978,242,124 / 147,060,280 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.65

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $2,285,768 foreign withholding tax)	$30,094,380
Interest	5,947

Total income	30,100,327

EXPENSES
Investment management fees	10,470,465
Administrative fees	1,281,565
Distribution fees – Class IB	459,165
Custodian fees	256,000
Printing and mailing expenses	93,063
Professional fees	74,859
Distribution fees – Class IA	50,034
Trustees’ fees	32,179
Miscellaneous	54,697

Total expenses	12,772,027

NET INVESTMENT INCOME (LOSS)	17,328,300

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	27,015,795
Foreign currency transactions	(207,257)

Net realized gain (loss)	26,808,538

Change in unrealized appreciation (depreciation) on:
Investments	(103,454,673)
Foreign currency translations	(215,681)

Net change in unrealized appreciation (depreciation)	(103,670,354)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(76,861,816)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,533,516)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,328,300	$14,503,338
Net realized gain (loss) on investments and foreign currency transactions	26,808,538	121,476,378
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(103,670,354)	21,879,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(59,533,516)	157,859,047

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(203,921)	(156,823)
Class IB	(1,745,742)	(1,596,788)
Class K	(12,219,429)	(12,165,687)

	(14,169,092)	(13,919,298)

Distributions from net realized capital gains
Class IA	(850,092)	(179,572)
Class IB	(7,305,119)	(1,825,603)
Class K	(40,713,483)	(10,862,744)

	(48,868,694)	(12,867,919)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(63,037,786)	(26,787,217)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 864,017 and 1,310,666 shares, respectively ]	6,257,952	9,175,738
Capital shares issued in reinvestment of dividends and distributions [ 155,912 and 46,844 shares, respectively ]	1,054,013	336,395
Capital shares repurchased [ (414,027) and (399,821) shares, respectively ]	(3,002,615)	(2,823,538)

Total Class IA transactions	4,309,350	6,688,595

Class IB
Capital shares sold [ 3,090,517 and 9,703,066 shares, respectively ]	22,395,380	67,152,072
Capital shares issued in reinvestment of dividends and distributions [ 1,335,859 and 475,763 shares, respectively ]	9,050,861	3,422,391
Capital shares repurchased [ (2,977,342) and (11,357,031) shares, respectively ]	(21,645,482)	(79,063,694)
Capital shares repurchased in-kind (Note 9)[ 0 and (58,492,161) shares, respectively ]	—	(387,390,490)

Total Class IB transactions	9,800,759	(395,879,721)

Class K
Capital shares sold [ 7,792,126 and 14,492,631 shares, respectively ]	55,808,075	106,402,671
Capital shares issued in reinvestment of dividends and distributions [ 7,829,816 and 3,207,149 shares, respectively ]	52,932,912	23,028,431
Capital shares repurchased [ (17,245,457) and (18,217,922) shares, respectively ]	(125,102,918)	(129,720,280)

Total Class K transactions	(16,361,931)	(289,178)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,251,822)	(389,480,304)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(124,823,124)	(258,408,474)
NET ASSETS:
Beginning of year	1,299,890,109	1,558,298,583

End of year (a)	$1,175,066,985	$1,299,890,109

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$2,934,183	$(9,280)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.38	$6.62	$5.58	$6.49	$5.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.04	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.45)	0.85	1.01	(0.78)	0.80

Total from investment operations	(0.37)	0.89	1.10	(0.68)	0.87

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.06)	(0.06)	(0.07)
Distributions from net realized gains	(0.29)	(0.07)	—	(0.17)	—

Total dividends and distributions	(0.36)	(0.13)	(0.06)	(0.23)	(0.07)

Net asset value, end of year	$6.65	$7.38	$6.62	$5.58	$6.49

Total return	(5.09)%	13.64%	19.74%	(10.49)%	15.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$20,631	$18,409	$10,173	$33,658	$464,770
Ratio of expenses to average net assets	1.23%	1.24%	1.23%	1.00%	0.99%
Ratio of net investment income (loss) to average net assets	1.16%	0.63%	1.43%	1.47%	1.23%
Portfolio turnover rate^	22%	31%	36%	48%	52%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$7.39	$6.63	$5.59	$6.50	$5.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.08	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.46)	0.81	1.03	(0.76)	0.79

Total from investment operations	(0.37)	0.89	1.10	(0.70)	0.85

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.06)	(0.04)	(0.05)
Distributions from net realized gains	(0.29)	(0.07)	—	(0.17)	—

Total dividends and distributions	(0.36)	(0.13)	(0.06)	(0.21)	(0.05)

Net asset value, end of year	$6.66	$7.39	$6.63	$5.59	$6.50

Total return	(5.08)%	13.62%	19.71%	(10.70)%	14.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,193	$184,658	$561,103	$458,951	$522,003
Ratio of expenses to average net assets	1.23%	1.24%	1.23%	1.25%	1.24%
Ratio of net investment income (loss) to average net assets	1.18%	1.21%	1.11%	0.93%	1.01%
Portfolio turnover rate^	22%	31%	36%	48%	52%

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/MFS INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$7.38	$6.62	$5.58	$5.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.07	0.08	—	#
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.45)	0.84	1.04	(0.06)

Total from investment operations	(0.35)	0.91	1.12	(0.06)

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	(0.05)
Distributions from net realized gains	(0.29)	(0.07)	—	(0.13)

Total dividends and distributions	(0.38)	(0.15)	(0.08)	(0.18)

Net asset value, end of period	$6.65	$7.38	$6.62	$5.58

Total return (b)	(4.84)%	13.92%	20.05%	(0.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$978,242	$1,096,824	$987,023	$635,760
Ratio of expenses to average net assets (a)	0.98%	0.99%	0.98%	1.00	%(c)
Ratio of net investment income (loss) to average net assets (a)	1.43%	0.97%	1.29%	0.29%
Portfolio turnover rate^	22%	31%	36%	48%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1001

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.96%	15.85%	6.46%
Portfolio – Class IB Shares	8.99	15.74	6.28
Portfolio – Class K Shares***	9.23	N/A	20.11
S&P MidCap 400 Index	9.77	16.54	9.71
***Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.99% for the year ended December 31, 2014. The Portfolio’s benchmark, the S&P MidCap 400 Index, returned 9.77% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The Financials, Health Care, and Consumer Discretionary sectors were the largest contributions to return during the past year.

•	Skyworks Solutions, Keurig Green Mountain, Signet Jewelers Limited, Hanesbrands and Advanced Auto Parts provided the largest contribution to return at the security level.

What hurt performance during the year:

•	The Energy, Telecommunications, and Industrials sectors produced the smallest positive contributions to return during 2014.

•	The following companies provided the largest negative contribution to return at the security level: 3D Systems Corp., Cree Inc., SM Energy Company, KBR Inc., and Oceaneering International.

1002

EQ/MID CAP INDEX PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	22.9%
Information Technology	17.4
Industrials	14.8
Consumer Discretionary	13.4
Health Care	10.1
Materials	7.2
Utilities	4.8
Energy	4.0
Consumer Staples	3.3
Telecommunication Services	0.2
Cash and Other	1.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,016.92	$3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.56	3.69
Class IB
Actual	1,000.00	1,017.82	3.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.56	3.69
Class K
Actual	1,000.00	1,018.70	2.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.82	2.42

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.72%, 0.72% and 0.47%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1003

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.4%)
Auto Components (0.3%)
Gentex Corp.	142,346	$5,142,961

Automobiles (0.2%)
Thor Industries, Inc.	45,130	2,521,413

Distributors (0.5%)
LKQ Corp.*	294,722	8,287,583

Diversified Consumer Services (1.0%)
Apollo Education Group, Inc.*	93,724	3,196,926
DeVry Education Group, Inc.	56,015	2,659,032
Graham Holdings Co., Class B	4,300	3,713,953
Service Corp. International	203,738	4,624,853
Sotheby’s, Inc.	60,158	2,597,622

		16,792,386

Hotels, Restaurants & Leisure (1.5%)
Brinker International, Inc.	63,435	3,723,000
Cheesecake Factory, Inc.	44,863	2,257,058
Domino’s Pizza, Inc.	53,454	5,033,763
International Game Technology	240,300	4,145,175
International Speedway Corp., Class A	26,181	828,629
Life Time Fitness, Inc.*	34,625	1,960,467
Panera Bread Co., Class A*	24,960	4,363,008
Wendy’s Co.	267,871	2,418,875

		24,729,975

Household Durables (1.7%)
Jarden Corp.*	174,150	8,338,302
KB Home	86,270	1,427,769
M.D.C. Holdings, Inc.	38,697	1,024,310
NVR, Inc.*	3,834	4,889,615
Tempur Sealy International, Inc.*	59,310	3,256,712
Toll Brothers, Inc.*	157,653	5,402,768
Tupperware Brands Corp.	49,255	3,103,065

		27,442,541

Internet & Catalog Retail (0.2%)
HSN, Inc.	31,326	2,380,776

Leisure Products (0.8%)
Brunswick Corp.	90,470	4,637,492
Polaris Industries, Inc.	59,046	8,930,117

		13,567,609

Media (1.3%)
AMC Networks, Inc., Class A*	57,165	3,645,412
Cinemark Holdings, Inc.	101,004	3,593,722
DreamWorks Animation SKG, Inc., Class A*	70,436	1,572,836
John Wiley & Sons, Inc., Class A	45,840	2,715,562
Live Nation Entertainment, Inc.*	140,600	3,671,066
Meredith Corp.	35,800	1,944,656
New York Times Co., Class A	127,278	1,682,615
Time, Inc.	106,100	2,611,121

		21,436,990

Multiline Retail (0.3%)
Big Lots, Inc.	54,201	$2,169,124
J.C. Penney Co., Inc.*	298,854	1,936,574

		4,105,698

Specialty Retail (4.2%)
Aaron’s, Inc.	63,086	1,928,539
Abercrombie & Fitch Co., Class A	68,400	1,958,976
Advance Auto Parts, Inc.	71,228	11,345,196
American Eagle Outfitters, Inc.	170,409	2,365,277
ANN, Inc.*	44,818	1,634,961
Ascena Retail Group, Inc.*	124,700	1,566,232
Cabela’s, Inc.*	46,386	2,445,006
Chico’s FAS, Inc.	149,773	2,427,820
CST Brands, Inc.	72,987	3,182,963
Dick’s Sporting Goods, Inc.	97,086	4,820,320
Foot Locker, Inc.	139,895	7,859,301
Guess?, Inc.	60,691	1,279,366
Murphy USA, Inc.*	41,500	2,857,690
Office Depot, Inc.*	467,300	4,007,097
Rent-A-Center, Inc.	51,174	1,858,640
Signet Jewelers Ltd.	78,289	10,300,484
Williams-Sonoma, Inc.	85,292	6,454,898

		68,292,766

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.	51,930	4,534,008
Deckers Outdoor Corp.*	33,600	3,058,944
Hanesbrands, Inc.	97,178	10,847,009
Kate Spade & Co.*	123,500	3,953,235

		22,393,196

Total Consumer Discretionary		217,093,894

Consumer Staples (3.3%)
Food & Staples Retailing (0.3%)
SUPERVALU, Inc.*	196,499	1,906,040
United Natural Foods, Inc.*	48,234	3,729,694

		5,635,734

Food Products (1.9%)
Dean Foods Co.	91,150	1,766,487
Flowers Foods, Inc.	179,546	3,445,488
Hain Celestial Group, Inc.*	98,000	5,712,420
Ingredion, Inc.	70,143	5,950,932
Lancaster Colony Corp.	18,988	1,778,036
Post Holdings, Inc.*	42,808	1,793,227
Tootsie Roll Industries, Inc.	19,130	586,335
TreeHouse Foods, Inc.*	41,000	3,506,730
WhiteWave Foods Co.*	169,295	5,923,632

		30,463,287

Household Products (1.1%)
Church & Dwight Co., Inc.	130,477	10,282,893
Energizer Holdings, Inc.	60,288	7,750,625

		18,033,518

Total Consumer Staples		54,132,539

Energy (4.0%)
Energy Equipment & Services (2.1%)
Atwood Oceanics, Inc.*	58,296	1,653,857
CARBO Ceramics, Inc.	19,172	767,839

See Notes to Financial Statements.

1004

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Dresser-Rand Group, Inc.*	74,685	$6,109,233
Dril-Quip, Inc.*	38,485	2,952,954
Helix Energy Solutions Group, Inc.*	95,554	2,073,522
Oceaneering International, Inc.	102,496	6,027,790
Oil States International, Inc.*	52,633	2,573,754
Patterson-UTI Energy, Inc.	142,299	2,360,740
Rowan Cos., plc, Class A	120,700	2,814,724
Superior Energy Services, Inc.	150,616	3,034,912
Tidewater, Inc.	47,612	1,543,105
Unit Corp.*	44,173	1,506,299

		33,418,729

Oil, Gas & Consumable Fuels (1.9%)
California Resources Corp.*	302,800	1,668,428
Energen Corp.	71,080	4,532,061
Gulfport Energy Corp.*	83,100	3,468,594
HollyFrontier Corp.	193,852	7,265,573
Peabody Energy Corp.	264,300	2,045,682
Rosetta Resources, Inc.*	59,160	1,319,859
SM Energy Co.	65,589	2,530,424
Western Refining, Inc.	72,800	2,750,384
World Fuel Services Corp.	70,000	3,285,100
WPX Energy, Inc.*	197,300	2,294,599

		31,160,704

Total Energy		64,579,433

Financials (22.9%)
Banks (4.7%)
Associated Banc-Corp	149,979	2,794,109
BancorpSouth, Inc.	82,489	1,856,827
Bank of Hawaii Corp.	42,778	2,537,163
Cathay General Bancorp	72,047	1,843,683
City National Corp./California	46,607	3,766,312
Commerce Bancshares, Inc./Missouri	80,382	3,495,800
Cullen/Frost Bankers, Inc.	53,346	3,768,361
East West Bancorp, Inc.	139,950	5,417,465
First Horizon National Corp.	229,800	3,120,684
First Niagara Financial Group, Inc.	342,574	2,887,899
FirstMerit Corp.	161,223	3,045,503
Fulton Financial Corp.	185,237	2,289,529
Hancock Holding Co.	79,559	2,442,461
International Bancshares Corp.	55,452	1,471,696
PacWest Bancorp	94,300	4,286,878
Prosperity Bancshares, Inc.	58,439	3,235,183
Signature Bank/New York*	48,900	6,159,444
SVB Financial Group*	49,314	5,723,876
Synovus Financial Corp.	135,600	3,673,404
TCF Financial Corp.	162,416	2,580,790
Trustmark Corp.	66,063	1,621,186
Umpqua Holdings Corp.	213,100	3,624,831
Valley National Bancorp	213,100	2,069,201
Webster Financial Corp.	86,672	2,819,440

		76,531,725

Capital Markets (1.6%)
Eaton Vance Corp.	116,175	4,755,043
Federated Investors, Inc., Class B	92,775	3,055,081
Janus Capital Group, Inc.	146,534	2,363,593

Raymond James Financial, Inc.	122,244	$7,003,359
SEI Investments Co.	128,080	5,128,323
Waddell & Reed Financial, Inc., Class A	82,551	4,112,691

		26,418,090

Consumer Finance (0.3%)
SLM Corp.	413,100	4,209,489

Diversified Financial Services (0.6%)
CBOE Holdings, Inc.	83,445	5,292,082
MSCI, Inc.	109,363	5,188,181

		10,480,263

Insurance (4.8%)
Alleghany Corp.*	15,937	7,386,799
American Financial Group, Inc./Ohio	72,989	4,431,892
Arthur J. Gallagher & Co.	154,686	7,282,617
Aspen Insurance Holdings Ltd.	63,605	2,783,991
Brown & Brown, Inc.	115,341	3,795,872
Everest Reinsurance Group Ltd.	44,320	7,547,696
First American Financial Corp.	104,255	3,534,245
Hanover Insurance Group, Inc.	43,314	3,089,154
HCC Insurance Holdings, Inc.	94,310	5,047,471
Kemper Corp.	48,795	1,761,987
Mercury General Corp.	35,436	2,008,158
Old Republic International Corp.	236,887	3,465,657
Primerica, Inc.	53,100	2,881,206
Protective Life Corp.	76,861	5,353,369
Reinsurance Group of America, Inc.	66,767	5,850,125
RenaissanceReinsurance Holdings Ltd.	37,600	3,655,472
StanCorp Financial Group, Inc.	42,582	2,974,779
W. R. Berkley Corp.	99,101	5,079,917

		77,930,407

Real Estate Investment Trusts (REITs) (9.8%)
Alexandria Real Estate Equities, Inc. (REIT)	70,021	6,213,664
American Campus Communities, Inc. (REIT)	102,466	4,237,994
BioMed Realty Trust, Inc. (REIT)	189,300	4,077,522
Camden Property Trust (REIT)	83,611	6,173,836
Corporate Office Properties Trust/Maryland (REIT)	91,102	2,584,564
Corrections Corp. of America (REIT)	113,331	4,118,449
Duke Realty Corp. (REIT)	331,738	6,701,108
Equity One, Inc. (REIT)	73,239	1,857,341
Extra Space Storage, Inc. (REIT)	107,664	6,313,417
Federal Realty Investment Trust (REIT)	65,915	8,797,016
Highwoods Properties, Inc. (REIT)	87,666	3,881,851
Home Properties, Inc. (REIT)	55,485	3,639,816
Hospitality Properties Trust (REIT)	145,798	4,519,738
Kilroy Realty Corp. (REIT)	80,790	5,580,165

See Notes to Financial Statements.

1005

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Lamar Advertising Co. (REIT), Class A	77,911	$4,179,146
LaSalle Hotel Properties (REIT)	108,700	4,399,089
Liberty Property Trust (REIT)	144,329	5,431,100
Mack-Cali Realty Corp. (REIT)	80,348	1,531,433
Mid-America Apartment Communities, Inc. (REIT)	73,100	5,459,108
National Retail Properties, Inc. (REIT)	128,440	5,056,683
Omega Healthcare Investors, Inc. (REIT)	123,191	4,813,072
Potlatch Corp. (REIT)	39,648	1,660,062
Rayonier, Inc. (REIT)	122,385	3,419,437
Realty Income Corp. (REIT)	216,823	10,344,625
Regency Centers Corp. (REIT)	90,269	5,757,357
Senior Housing Properties Trust (REIT)	197,275	4,361,750
SL Green Realty Corp. (REIT)	93,168	11,088,855
Tanger Factory Outlet Centers, Inc. (REIT)	94,200	3,481,632
Taubman Centers, Inc. (REIT)	61,479	4,698,225
UDR, Inc. (REIT)	245,409	7,563,505
Washington Prime Group, Inc. (REIT)	149,000	2,565,780
Weingarten Realty Investors (REIT)	109,357	3,818,746

		158,326,086

Real Estate Management & Development (0.5%)
Alexander & Baldwin, Inc.	43,211	1,696,464
Jones Lang LaSalle, Inc.	43,581	6,534,099

		8,230,563

Thrifts & Mortgage Finance (0.6%)
Astoria Financial Corp.	83,389	1,114,077
New York Community Bancorp, Inc.	431,706	6,907,296
Washington Federal, Inc.	98,233	2,175,861

		10,197,234

Total Financials		372,323,857

Health Care (10.1%)
Biotechnology (0.8%)
Cubist Pharmaceuticals, Inc.*	73,690	7,416,899
United Therapeutics Corp.*	45,984	5,954,468

		13,371,367

Health Care Equipment & Supplies (3.2%)
Align Technology, Inc.*	70,300	3,930,473
Cooper Cos., Inc.	47,000	7,618,230
Halyard Health, Inc.*	45,300	2,059,791
Hill-Rom Holdings, Inc.	56,009	2,555,130
Hologic, Inc.*	236,231	6,316,817
IDEXX Laboratories, Inc.*	46,318	6,867,570
ResMed, Inc.	136,998	7,680,108
Sirona Dental Systems, Inc.*	54,070	4,724,096
STERIS Corp.	57,720	3,743,142
Teleflex, Inc.	40,357	4,633,791
Thoratec Corp.*	54,777	1,778,061

		51,907,209

Health Care Providers & Services (3.3%)
Centene Corp.*	56,900	$5,909,065
Community Health Systems, Inc.*	112,102	6,044,540
Health Net, Inc.*	78,193	4,185,671
Henry Schein, Inc.*	82,600	11,245,990
LifePoint Hospitals, Inc.*	43,939	3,159,653
MEDNAX, Inc.*	97,444	6,442,023
Omnicare, Inc.	95,700	6,979,401
Owens & Minor, Inc.	61,898	2,173,239
VCA, Inc.*	83,089	4,052,251
WellCare Health Plans, Inc.*	42,208	3,463,588

		53,655,421

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	162,300	2,072,571
HMS Holdings Corp.*	84,800	1,792,672

		3,865,243

Life Sciences Tools & Services (1.4%)
Bio-Rad Laboratories, Inc., Class A*	19,984	2,409,271
Bio-Techne Corp.	36,041	3,330,189
Charles River Laboratories International, Inc.*	45,150	2,873,346
Covance, Inc.*	55,306	5,742,975
Mettler-Toledo International, Inc.*	28,122	8,505,780

		22,861,561

Pharmaceuticals (1.1%)
Endo International plc*	149,736	10,798,960
Salix Pharmaceuticals Ltd.*	61,973	7,123,177

		17,922,137

Total Health Care		163,582,938

Industrials (14.8%)
Aerospace & Defense (1.7%)
Alliant Techsystems, Inc.	31,001	3,603,866
B/E Aerospace, Inc.*	102,500	5,947,050
Esterline Technologies Corp.*	30,861	3,384,835
Exelis, Inc.	183,638	3,219,174
Huntington Ingalls Industries, Inc.	47,100	5,296,866
KLX, Inc.*	51,250	2,114,063
Triumph Group, Inc.	49,801	3,347,623

		26,913,477

Airlines (0.7%)
Alaska Air Group, Inc.	128,440	7,675,575
JetBlue Airways Corp.*	238,656	3,785,084

		11,460,659

Building Products (0.9%)
A.O. Smith Corp.	73,600	4,151,776
Fortune Brands Home & Security, Inc.	154,891	7,011,916
Lennox International, Inc.	43,064	4,094,094

		15,257,786

See Notes to Financial Statements.

1006

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Commercial Services & Supplies (1.6%)
Clean Harbors, Inc.*	53,616	$2,576,249
Copart, Inc.*	110,418	4,029,153
Deluxe Corp.	48,545	3,021,926
Herman Miller, Inc.	57,166	1,682,395
HNI Corp.	44,448	2,269,515
MSA Safety, Inc.	29,977	1,591,479
R.R. Donnelley & Sons Co.	192,821	3,240,357
Rollins, Inc.	63,220	2,092,582
Waste Connections, Inc.	121,072	5,325,957

		25,829,613

Construction & Engineering (0.5%)
AECOM Technology Corp.*	146,601	4,452,272
Granite Construction, Inc.	34,793	1,322,830
KBR, Inc.	141,361	2,396,069

		8,171,171

Electrical Equipment (0.9%)
Acuity Brands, Inc.	42,090	5,895,546
Hubbell, Inc., Class B	52,907	5,652,055
Regal-Beloit Corp.	43,829	3,295,941

		14,843,542

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	62,234	5,615,996

Machinery (4.6%)
AGCO Corp.	83,098	3,756,030
CLARCOR, Inc.	49,248	3,281,887
Crane Co.	48,210	2,829,927
Donaldson Co., Inc.	124,699	4,817,122
Graco, Inc.	58,875	4,720,597
Harsco Corp.	78,067	1,474,686
IDEX Corp.	77,398	6,024,660
ITT Corp.	88,780	3,592,039
Kennametal, Inc.	76,260	2,729,345
Lincoln Electric Holdings, Inc.	77,141	5,329,672
Nordson Corp.	57,083	4,450,191
Oshkosh Corp.	77,921	3,790,857
SPX Corp.	41,409	3,557,861
Terex Corp.	105,952	2,953,942
Timken Co.	73,875	3,152,985
Trinity Industries, Inc.	151,892	4,254,495
Valmont Industries, Inc.	23,937	3,039,999
Wabtec Corp.	94,006	8,168,181
Woodward, Inc.	56,785	2,795,525

		74,720,001

Marine (0.3%)
Kirby Corp.*	55,477	4,479,213

Professional Services (1.0%)
Corporate Executive Board Co.	32,888	2,385,366
FTI Consulting, Inc.*	40,557	1,566,717
ManpowerGroup, Inc.	77,616	5,291,083
Towers Watson & Co., Class A	68,323	7,732,114

		16,975,280

Road & Rail (1.5%)
Con-way, Inc.	55,776	2,743,064
Genesee & Wyoming, Inc., Class A*	49,647	4,464,258

J.B. Hunt Transport Services, Inc.	89,545	$7,544,166
Landstar System, Inc.	43,467	3,152,662
Old Dominion Freight Line, Inc.*	66,300	5,147,532
Werner Enterprises, Inc.	43,826	1,365,180

		24,416,862

Trading Companies & Distributors (0.7%)
GATX Corp.	43,416	2,498,157
MSC Industrial Direct Co., Inc., Class A	49,854	4,050,637
NOW, Inc.*	103,900	2,673,347
Watsco, Inc.	26,623	2,848,661

		12,070,802

Total Industrials		240,754,402

Information Technology (17.4%)
Communications Equipment (1.1%)
ARRIS Group, Inc.*	128,200	3,870,358
Ciena Corp.*	102,383	1,987,254
InterDigital, Inc.	39,136	2,070,295
JDS Uniphase Corp.*	221,100	3,033,492
Plantronics, Inc.	41,170	2,182,833
Polycom, Inc.*	133,085	1,796,648
Riverbed Technology, Inc.*	153,513	3,133,200

		18,074,080

Electronic Equipment, Instruments & Components (3.7%)
Arrow Electronics, Inc.*	96,655	5,595,358
Avnet, Inc.	135,262	5,818,971
Belden, Inc.	42,100	3,317,901
Cognex Corp.*	84,400	3,488,252
FEI Co.	40,400	3,650,140
Ingram Micro, Inc., Class A*	151,479	4,186,879
IPG Photonics Corp.*	34,400	2,577,248
Itron, Inc.*	37,551	1,588,032
Jabil Circuit, Inc.	194,100	4,237,203
Keysight Technologies, Inc.*	161,700	5,460,609
Knowles Corp.*	82,400	1,940,520
National Instruments Corp.	97,929	3,044,613
Tech Data Corp.*	37,307	2,358,922
Trimble Navigation Ltd.*	253,070	6,716,478
Vishay Intertechnology, Inc.	129,920	1,838,368
Zebra Technologies Corp., Class A*	49,408	3,824,673

		59,644,167

Internet Software & Services (1.3%)
AOL, Inc.*	76,600	3,536,622
Equinix, Inc.	52,975	12,011,022
Rackspace Hosting, Inc.*	115,114	5,388,486

		20,936,130

IT Services (2.8%)
Acxiom Corp.*	75,471	1,529,797
Broadridge Financial Solutions, Inc.	116,888	5,397,888
Convergys Corp.	97,964	1,995,526
CoreLogic, Inc.*	89,403	2,824,241
DST Systems, Inc.	29,978	2,822,429
Gartner, Inc.*	86,689	7,300,081

See Notes to Financial Statements.

1007

EQ ADVISORS TRUST

EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Global Payments, Inc.	66,243	$5,347,797
Jack Henry & Associates, Inc.	80,307	4,990,277
Leidos Holdings, Inc.	59,550	2,591,616
NeuStar, Inc., Class A*	53,595	1,489,941
Science Applications International Corp.	38,628	1,913,245
VeriFone Systems, Inc.*	110,062	4,094,306
WEX, Inc.*	37,887	3,747,782

		46,044,926

Semiconductors & Semiconductor Equipment (3.4%)
Advanced Micro Devices, Inc.*	600,800	1,604,136
Atmel Corp.*	405,773	3,406,464
Cree, Inc.*	116,852	3,764,971
Cypress Semiconductor Corp.*	145,200	2,073,456
Fairchild Semiconductor International, Inc.*	114,524	1,933,165
Integrated Device Technology, Inc.*	146,541	2,872,204
International Rectifier Corp.*	69,340	2,766,666
Intersil Corp., Class A	123,442	1,786,206
RF Micro Devices, Inc.*	504,185	8,364,429
Semtech Corp.*	66,440	1,831,751
Silicon Laboratories, Inc.*	39,850	1,897,657
Skyworks Solutions, Inc.	184,880	13,442,625
SunEdison, Inc.*	243,464	4,749,983
Teradyne, Inc.	210,800	4,171,732
TriQuint Semiconductor, Inc.*	37,542	1,034,282

		55,699,727

Software (4.3%)
ACI Worldwide, Inc.*	111,840	2,255,813
Advent Software, Inc.	42,142	1,291,231
ANSYS, Inc.*	89,623	7,349,086
Cadence Design Systems, Inc.*	282,380	5,356,749
CDK Global, Inc.	156,800	6,391,168
CommVault Systems, Inc.*	41,140	2,126,527
FactSet Research Systems, Inc.	37,820	5,323,165
Fair Isaac Corp.	31,684	2,290,753
Fortinet, Inc.*	133,980	4,107,827
Informatica Corp.*	107,103	4,084,373
Mentor Graphics Corp.	93,586	2,051,405
PTC, Inc.*	113,147	4,146,837
Rovi Corp.*	92,606	2,091,969
SolarWinds, Inc.*	63,600	3,169,188
Solera Holdings, Inc.	66,784	3,418,005
Synopsys, Inc.*	151,459	6,583,923
Tyler Technologies, Inc.*	32,000	3,502,080
Ultimate Software Group, Inc.*	27,600	4,052,094

		69,592,193

Technology Hardware, Storage & Peripherals (0.8%)
3D Systems Corp.*	100,620	3,307,380
Diebold, Inc.	63,063	2,184,502
Lexmark International, Inc., Class A	59,994	2,475,952
NCR Corp.*	163,530	4,765,264

		12,733,098

Total Information Technology		282,724,321

Materials (7.2%)
Chemicals (3.0%)
Albemarle Corp.	76,145	$4,578,599
Ashland, Inc.	62,280	7,458,653
Cabot Corp.	62,845	2,756,382
Cytec Industries, Inc.	69,524	3,209,923
Minerals Technologies, Inc.	33,589	2,332,756
NewMarket Corp.	10,418	4,203,975
Olin Corp.	76,182	1,734,664
PolyOne Corp.	89,600	3,396,736
RPM International, Inc.	129,732	6,578,710
Scotts Miracle-Gro Co., Class A	42,965	2,677,579
Sensient Technologies Corp.	46,702	2,817,998
Valspar Corp.	74,275	6,423,302

		48,169,277

Construction Materials (0.2%)
Eagle Materials, Inc.	48,754	3,706,767

Containers & Packaging (2.0%)
AptarGroup, Inc.	63,880	4,269,739
Bemis Co., Inc.	97,300	4,398,933
Greif, Inc., Class A	32,190	1,520,334
Packaging Corp. of America	95,829	7,479,454
Rock-Tenn Co., Class A	136,756	8,339,381
Silgan Holdings, Inc.	42,014	2,251,950
Sonoco Products Co.	99,012	4,326,824

		32,586,615

Metals & Mining (1.7%)
Carpenter Technology Corp.	51,696	2,546,028
Cliffs Natural Resources, Inc.	148,900	1,063,146
Commercial Metals Co.	115,663	1,884,150
Compass Minerals International, Inc.	32,469	2,819,283
Reliance Steel & Aluminum Co.	75,931	4,652,292
Royal Gold, Inc.	63,705	3,994,304
Steel Dynamics, Inc.	233,823	4,615,666
TimkenSteel Corp.	37,787	1,399,253
United States Steel Corp.	141,300	3,778,362
Worthington Industries, Inc.	49,010	1,474,711

		28,227,195

Paper & Forest Products (0.3%)
Domtar Corp.	63,730	2,563,220
Louisiana-Pacific Corp.*	138,966	2,301,277

		4,864,497

Total Materials		117,554,351

Telecommunication Services (0.2%)
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	96,385	2,433,721

Total Telecommunication Services		2,433,721

Utilities (4.8%)
Electric Utilities (1.8%)
Cleco Corp.	58,418	3,186,118
Great Plains Energy, Inc.	150,011	4,261,812
Hawaiian Electric Industries, Inc.	98,963	3,313,281
IDACORP, Inc.	48,309	3,197,573

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

OGE Energy Corp.	194,649	$6,906,147
PNM Resources, Inc.	78,415	2,323,436
Westar Energy, Inc.	125,882	5,191,374

		28,379,741

Gas Utilities (1.6%)
Atmos Energy Corp.	97,456	5,432,198
National Fuel Gas Co.	82,070	5,706,327
ONE Gas, Inc.	50,000	2,061,000
Questar Corp.	170,030	4,298,358
UGI Corp.	167,555	6,363,739
WGL Holdings, Inc.	50,220	2,743,016

		26,604,638

Multi-Utilities (1.1%)
Alliant Energy Corp.	108,033	7,175,552
Black Hills Corp.	42,962	2,278,704
MDU Resources Group, Inc.	188,461	4,428,834
Vectren Corp.	79,842	3,691,096

		17,574,186

Water Utilities (0.3%)
Aqua America, Inc.	171,730	4,585,191

Total Utilities		77,143,756

Total Common Stocks (98.1%) (Cost $838,084,085)		1,592,323,212

	Principal Amount	Value (Note 1)

SHORT-TERM INVESTMENT:
Government Security (0.1%)
U.S. Treasury Bills 0.01%, 1/29/15 #(p)	$1,815,000	$1,814,982

Total Government Securities		1,814,982

Total Short-Term Investments (0.1%) (Cost $1,814,986)		1,814,982

Total Investments (98.2%) (Cost $839,899,071)		1,594,138,194
Other Assets Less Liabilities (1.8%)		28,874,687

Net Assets (100%)		$1,623,012,881

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,814,982.
(p)	Yield to maturity.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini Index	223	March-15	$31,592,102	$32,303,780	$711,678

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$217,093,894	$—	$—	$217,093,894
Consumer Staples	54,132,539	—	—	54,132,539
Energy	64,579,433	—	—	64,579,433
Financials	372,323,857	—	—	372,323,857
Health Care	163,582,938	—	—	163,582,938
Industrials	240,754,402	—	—	240,754,402
Information Technology	282,724,321	—	—	282,724,321
Materials	117,554,351	—	—	117,554,351

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Telecommunication Services	$2,433,721	$—	$—	$2,433,721
Utilities	77,143,756	—	—	77,143,756
Futures	711,678	—	—	711,678
Short-Term Investments	—	1,814,982	—	1,814,982

Total Assets	$1,593,034,890	$1,814,982	$—	$1,594,849,872

Total Liabilities	$—	$—	$—	$—

Total	$1,593,034,890	$1,814,982	$—	$1,594,849,872

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$711,678	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$3,719,759	$3,719,759

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(692,026)	$(692,026)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $33,373,000 during the year ended December 31, 2014.

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$219,418,065
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$305,141,213

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$784,934,362
Aggregate gross unrealized depreciation	(31,443,263)

Net unrealized appreciation	$753,491,099

Federal income tax cost of investments	$840,647,095

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $839,899,071)	$1,594,138,194
Cash	34,361,635
Dividends, interest and other receivables	1,395,686
Receivable from Separate Accounts for Trust shares sold	450,702
Receivable for securities sold	15,972
Other assets	3,499

Total assets	1,630,365,688

LIABILITIES
Payable for securities purchased	4,751,067
Payable to Separate Accounts for Trust shares redeemed	1,089,511
Investment management fees payable	478,321
Due to broker for futures variation margin	465,619
Distribution fees payable – Class IB	319,512
Administrative fees payable	138,044
Distribution fees payable – Class IA	16,488
Trustees’ fees payable	3,420
Accrued expenses	90,825

Total liabilities	7,352,807

NET ASSETS	$1,623,012,881

Net assets were comprised of:
Paid in capital	$1,071,062,874
Accumulated undistributed net investment income (loss)	255,566
Accumulated undistributed net realized gain (loss) on investments and futures	(203,256,360)
Net unrealized appreciation (depreciation) on investments and futures	754,950,801

Net assets	$1,623,012,881

Class IA
Net asset value, offering and redemption price per share, $79,280,775 / 5,884,248 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.47

Class IB
Net asset value, offering and redemption price per share, $1,516,938,283 / 114,145,751 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.29

Class K
Net asset value, offering and redemption price per share, $26,793,823 / 1,988,667 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.47

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends	$21,656,297
Interest	29,691

Total income	21,685,988

EXPENSES
Investment management fees	5,515,623
Distribution fees – Class IB	3,696,695
Administrative fees	1,614,792
Distribution fees – Class IA	178,622
Printing and mailing expenses	122,091
Professional fees	72,387
Custodian fees	72,000
Trustees’ fees	40,104
Miscellaneous	42,739

Total expenses	11,355,053

NET INVESTMENT INCOME (LOSS)	10,330,935

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	131,655,975
Futures	3,719,759

Net realized gain (loss)	135,375,734

Change in unrealized appreciation (depreciation) on:
Investments	(9,739,192)
Futures	(692,026)

Net change in unrealized appreciation (depreciation)	(10,431,218)

NET REALIZED AND UNREALIZED GAIN (LOSS)	124,944,516

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$135,275,451

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,330,935	$9,782,652
Net realized gain (loss) on investments and futures	135,375,734	110,097,169
Net change in unrealized appreciation (depreciation) on investments and futures	(10,431,218)	285,312,461

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	135,275,451	405,192,282

DIVIDENDS:
Dividends from net investment income
Class IA	(607,555)	(455,657)
Class IB	(11,774,962)	(10,600,258)
Class K	(275,838)	(237,866)

TOTAL DIVIDENDS:	(12,658,355)	(11,293,781)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,416,800 and 1,226,391 shares, respectively ]	18,168,734	13,533,264
Capital shares issued in reinvestment of dividends [ 45,338 and 37,354 shares, respectively ]	607,555	455,657
Capital shares repurchased [ (768,741) and (845,315) shares, respectively ]	(9,903,170)	(9,397,516)

Total Class IA transactions	8,873,119	4,591,405

Class IB
Capital shares sold [ 7,454,408 and 13,169,260 shares, respectively ]	95,001,681	143,153,010
Capital shares issued in reinvestment of dividends [ 890,858 and 881,022 shares, respectively ]	11,774,962	10,600,258
Capital shares repurchased [ (16,085,193) and (16,635,385) shares, respectively ]	(202,542,882)	(183,399,036)

Total Class IB transactions	(95,766,239)	(29,645,768)

Class K
Capital shares sold [ 322,255 and 667,242 shares, respectively ]	4,149,896	7,202,312
Capital shares issued in reinvestment of dividends [ 20,587 and 19,503 shares, respectively ]	275,838	237,866
Capital shares repurchased [ (375,869) and (3,962,308) shares, respectively ]	(4,835,692)	(46,024,647)

Total Class K transactions	(409,958)	(38,584,469)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(87,303,078)	(63,638,832)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,314,018	330,259,669
NET ASSETS:
Beginning of year	1,587,698,863	1,257,439,194

End of year (a)	$1,623,012,881	$1,587,698,863

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$255,566	$31,539

See Notes to Financial Statements.

1013

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EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.46	$9.47	$8.16	$8.42	$6.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.07	0.06	0.07	0.07
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.03	3.01	1.34	(0.26)	1.69

Total from investment operations	1.12	3.08	1.40	(0.19)	1.76

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.09)	(0.07)	(0.08)

Net asset value, end of year	$13.47	$12.46	$9.47	$8.16	$8.42

Total return	8.96%	32.53%	17.17%	(2.17)%	26.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$79,281	$64,672	$45,174	$40,464	$87,621
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.72%	0.73%	0.48%	0.48%
Before fees paid indirectly	0.72%	0.73%	0.73%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.66%	0.67%	0.67%	0.87%	0.95%
Before fees paid indirectly	0.66%	0.66%	0.67%	0.87%	0.95%
Portfolio turnover rate^	14%	15%	8%	14%	11%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.29	$9.34	$8.05	$8.31	$6.65

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.07	0.06	0.05	0.05
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	1.02	2.97	1.32	(0.26)	1.67

Total from investment operations	1.10	3.04	1.38	(0.21)	1.72

Less distributions:
Dividends from net investment income	(0.10)	(0.09)	(0.09)	(0.05)	(0.06)

Net asset value, end of year	$13.29	$12.29	$9.34	$8.05	$8.31

Total return	8.99%	32.54%	17.14%	(2.45)%	25.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,516,938	$1,497,840	$1,162,125	$1,052,505	$1,201,887
Ratio of expenses to average net assets:
After fees paid indirectly	0.72%	0.72%	0.73%	0.73%	0.72%
Before fees paid indirectly	0.72%	0.73%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.65%	0.66%	0.66%	0.65%	0.72%
Before fees paid indirectly	0.65%	0.66%	0.66%	0.65%	0.72%
Portfolio turnover rate^	14%	15%	8%	14%	11%

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$12.46	$9.47	$8.16	$7.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.10	0.08	0.03
Net realized and unrealized gain (loss) on investments and futures	1.03	3.01	1.35	0.60

Total from investment operations	1.15	3.11	1.43	0.63

Less distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.12)	(0.07)

Net asset value, end of period	$13.47	$12.46	$9.47	$8.16

Total return (b)	9.23%	32.86%	17.47%	8.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,794	$25,187	$50,140	$43,319
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.47%	0.48%	0.48%	0.48	%(c)
Before fees paid indirectly (a)	0.47%	0.48%	0.48%	0.48	%(c)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.90%	0.87%	0.92%	1.21%
Before fees paid indirectly (a)	0.90%	0.87%	0.92%	1.21%
Portfolio turnover rate^	14%	15%	8%	14%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1015

EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	The Dreyfus Corporation

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.00%	0.02%	1.51%
Portfolio – Class IB Shares	0.00	0.00	1.38
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03	0.09	1.54
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.00% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.03% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

The U.S. economy entered 2015 with good momentum following a 5% growth rate in the 3rd quarter of 2014. The unemployment rate stood at 5.8% in November as employers felt confident enough in their projections to continue to add workers to their payrolls. The housing market recovery remains uneven although the sector has made significant improvements from the low-points seen during the financial crisis. Inflation remains well below the Federal Reserve Board’s (the “Fed”) target of 2.0% and significantly lower energy prices make any meaningful uptick in inflation very unlikely.

Fed policymakers have wound down the open market purchases of Treasury and mortgage-backed securities that had been in place for several years as their confidence in the recovery strengthened. With the Fed’s quantitative easing program complete, the markets have turned their focus to estimating what level of economic activity will allow the Fed to begin to normalize interest rates by raising the overnight federal funds rate.

In this environment, the Portfolio was structured with a diversified mix of short-term fixed income instruments issued by high quality borrowers. Liquidity levels in the Portfolio were targeted well in excess of regulatory requirements. In addition, a substantial portion of the Portfolio was invested in U.S. Treasury and agency securities.

Portfolio Positioning and Outlook

While the Fed has moved closer to raising rates than they have for years, it is not a foregone conclusion. The significant weakness and potential instability in the eurozone is the most obvious source of concern. Russia, China and the continuing malaise in Japan are also factors which we believe will enter into the Fed’s calculations. During this period we intend to follow our long-held conservative credit policy while seeking to maintain appropriate levels of liquidity.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

EQ/Money Market
Weighted Average Maturity (Days)	46
Number of Holdings	23
Weighted Avg. Credit Quality**:	A-1

Maturity Weightings (as a percentage of net assets)
1-30 Days	49.09
31-60 Days	9.06
61-90 Days	27.18
91-120 Days	—
>120 Days	14.67

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1016

EQ/MONEY MARKET PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Commercial Paper	54.3%
Government Securities	30.8
Certificates of Deposit	10.8
Time Deposits	4.0
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,000.00	$0.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.71	0.50
Class IB
Actual	1,000.00	1,000.00	0.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.71	0.50

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 0.10% and 0.10% respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

SHORT TERM DEBT SECURITIES:
Certificates of Deposit (10.8%)
Bank of Montreal/Illinois
0.16%, 2/10/15	$35,000,000	$35,000,000
Norinchukin Bank/New York
0.20%, 3/5/15	45,000,000	45,000,000
Sumitomo Mitsui Trust Bank Ltd./New York
0.20%, 3/3/15	45,000,000	45,000,000

Total Certificates of Deposit		125,000,000

Commercial Paper (54.3%)
Bank of Tokyo-Mitsubishi UFJ Ltd./New York
0.19%, 3/6/15 (p)	45,000,000	44,984,800
Caterpillar Financial Services Corp.
0.11%, 1/20/15 (p)	40,000,000	39,997,467
Chevron Corp.
0.08%, 1/5/15 (n)(p)	50,000,000	49,999,445
Commonwealth Bank of Australia
0.15%, 3/4/15 (n)(p)	45,000,000	44,988,375
Eli Lilly & Co.
0.12%, 1/26/15 (n)(p)	45,000,000	44,996,250
Exxon Mobil Corp.
0.11%, 1/13/15 (p)	45,000,000	44,998,200
General Electric Co.
0.05%, 1/2/15 (p)	55,000,000	54,999,847
HSBC USA, Inc.
0.02%, 1/2/15 (p)	30,000,000	29,999,958
Johnson & Johnson
0.06%, 1/12/15 (n)(p)	45,000,000	44,999,175
MetLife Short Term Funding LLC
0.13%, 3/2/15 (n)(p)	45,000,000	44,990,250
Mizuho Funding LLC
0.18%, 2/3/15 (n)(p)	35,000,000	34,993,904
National Australia Bank Ltd.
0.14%, 3/9/15 (n)(p)	45,000,000	44,988,275
State Street Corp.
0.17%, 3/16/15 (p)	45,000,000	44,984,275
Sumitomo Mitsui Banking Corp.
0.21%, 2/25/15 (n)(p)	35,000,000	34,988,771
Unilever Capital Corp.
0.08%, 1/5/15 (n)(p)	25,000,000	24,999,722

Total Commercial Paper		629,908,714

Government Securities (30.8%)
Federal Farm Credit Bank
0.06%, 1/21/15 (o)(p)	87,000,000	86,997,100
U.S. Treasury Bills
0.00%, 1/2/15 (p)	100,000,000	99,999,993
0.05%, 5/7/15 (p)	70,000,000	69,986,525
0.05%, 5/14/15 (p)	100,000,000	99,979,681

Total Government Securities		356,963,299

Time Deposit (4.0%)
Canadian Imperial Bank of Commerce
0.04%, 1/2/15	$47,000,000	$47,000,000

Total Time Deposits		47,000,000

Total Investments (99.9%) (Amortized Cost $1,158,872,013)		1,158,872,013
Other Assets Less Liabilities (0.1%)		806,541

Net Assets (100%)		$1,159,678,554

Federal Income Tax Cost of Investments		$1,158,872,013

(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments	$—	$1,158,872,013	$—	$1,158,872,013

Total Assets	$—	$1,158,872,013	$—	$1,158,872,013

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,158,872,013	$—	$1,158,872,013

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Amortized Cost $1,158,872,013)	$1,158,872,013
Cash	1,241,297
Dividends, interest and other receivables	21,961
Other assets	1,906

Total assets	1,160,137,177

LIABILITIES
Administrative fees payable	91,284
Trustees’ fees payable	3,064
Accrued expenses	364,275

Total liabilities	458,623

NET ASSETS	$1,159,678,554

Net assets were comprised of:
Paid in capital	$1,159,672,803
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	5,751

Net assets	$1,159,678,554

Class IA
Net asset value, offering and redemption price per share, $384,545,008 / 384,345,785 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $775,133,546 / 775,129,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$1,194,117

EXPENSES
Investment management fees	4,295,068
Distribution fees – Class IB	2,162,302
Administrative fees	1,299,249
Distribution fees – Class IA	997,374
Printing and mailing expenses	95,308
Custodian fees	83,500
Professional fees	60,953
Trustees’ fees	32,445
Miscellaneous	36,116

Gross expenses	9,062,315
Less: Waiver from investment manager	(4,708,522)
Waiver from distributor	(3,159,676)

Net expenses	1,194,117

NET INVESTMENT INCOME (LOSS)	—

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments	8,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,120

See Notes to Financial Statements.

1020

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EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$—	$82
Net realized gain (loss) on investments	8,120	8,397

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,120	8,479

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(393)	—
Class IB	(865)	—

	(1,258)	—

Distributions from net realized capital gains
Class IA	(787)	(2,683)
Class IB	(1,729)	(5,810)

	(2,516)	(8,493)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(3,774)	(8,493)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 298,245,407 and 306,511,002 shares, respectively ]	298,400,210	306,669,776
Capital shares issued in reinvestment of dividends and distributions [ 1,180 and 2,683 shares, respectively ]	1,180	2,683
Capital shares repurchased [ (321,817,827) and (322,522,287) shares, respectively ]	(321,984,978)	(322,689,286)

Total Class IA transactions	(23,583,588)	(16,016,827)

Class IB
Capital shares sold [ 3,213,609,548 and 3,073,125,284 shares, respectively ]	3,213,629,445	3,073,142,497
Capital shares issued in reinvestment of dividends and distributions [ 2,594 and 5,810 shares, respectively ]	2,594	5,810
Capital shares repurchased [ (3,349,790,015) and (3,098,210,483) shares, respectively ]	(3,349,810,393)	(3,098,227,211)

Total Class IB transactions	(136,178,354)	(25,078,904)

Class K†
Capital shares sold [ 0 and 1,203,665 shares, respectively ]	—	1,203,665
Capital shares repurchased [ 0 and (1,203,665) shares, respectively ]	—	(1,203,665)

Total Class K transactions	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(159,761,942)	(41,095,731)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(159,757,596)	(41,095,745)
NET ASSETS:
Beginning of year	1,319,436,150	1,360,531,895

End of year (a)	$1,159,678,554	$1,319,436,150

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$82

† Class K commenced operations on October 29, 2013.

See Notes to Financial Statements.

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EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013		2012	2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—		—	#	—	—		—	#
Net realized and unrealized gain (loss) on investments	—	#	—	#	— #	—	#	—	#

Total from investment operations	—	#	—	#	— #	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	—		—	—	#	—	#
Distributions from net realized gains	—	#	—	#	—	—	#	—

Total dividends and distributions	—	#	—	#	—	—	#	—	#

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.00%	‡‡	0.00%		0.00%	0.01%		0.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$384,545		$408,127		$424,144	$552,153		$609,865
Ratio of expenses to average net assets:
After waivers	0.09%		0.11%		0.12%	0.13%		0.14%
Before waivers	0.72%		0.72%		0.72%	0.46%		0.46%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		—	%‡‡	—%	—%		0.09%
Before waivers	(0.62)%		(0.61)%		(0.60)%	(0.33)%		(0.23)%

	Year Ended December 31,
Class IB	2014		2013		2012	2011		2010
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—		—	#	—	—		—	#
Net realized and unrealized gain (loss) on investments	—	#	—	#	— #	—	#	—	#

Total from investment operations	—	#	—	#	— #	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	—		—	—	#	—	#
Distributions from net realized gains	—	#	—	#	—	—	#	—

Total dividends and distributions	—	#	—	#	—	—	#	—	#

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total return	0.00%	‡‡	0.00%		0.00%	0.01%		0.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$775,134		$911,309		$936,388	$951,199		$973,940
Ratio of expenses to average net assets:
After waivers	0.09%		0.11%		0.12%	0.12%		0.23%
Before waivers	0.72%		0.72%		0.72%	0.71%		0.71%
Ratio of net investment income (loss) to average net assets:
After waivers	—%		—	%‡‡	—%	—%		—	%‡‡
Before waivers	(0.62)%		(0.61)%		(0.60)%	(0.59)%		(0.48)%
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1022

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	(0.72)%	12.92%	10.23%
Portfolio – Class IB Shares*	(0.73)	12.81	10.04
Portfolio – Class K Shares**	(0.47)	N/A	12.71
Russell Midcap® Growth Index	11.90	16.94	10.41
* Date of inception 4/29/05. ** Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.73)% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 11.90% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The Portfolio’s significant underweight position in Energy, the worst-performing benchmark sector during the period, benefited relative performance.

•

Both an overweight position and stock selection in the Health Care sector added to returns. The top two contributors to the Portfolio’s overall performance during the period were Health Care names: Illumina, a leader in genetic testing and analysis, and Intuitive Surgical, a surgical robotics systems maker.

What hurt performance during the year:

•

The largest detractor by far was stock selection in the Information Technology sector. Holdings in Internet software and services and in software were especially detrimental – global microblogging platform Twitter and cyber security firm FireEye were the two largest detractors in the Portfolio overall – as these names were negatively affected by the high growth and high multiple sell-off during the spring.

•

Stock selection in the Consumer Discretionary sector dampened relative results, driven primarily by unfavorable results in Internet and catalog retail holdings. Daily deals and local advertising leader Groupon was the main detractor in the sector and third-largest detractor in the overall Portfolio.

•	Stock selection in the Industrials sector hurt relative performance, as the Portfolio lacked exposure to airlines, an industry group that performed well during the period.

Portfolio Positioning and Outlook

There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers, as was the case during this reporting period. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very little turnover in the portfolio to date, as we believe our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

1023

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	33.3%
Health Care	20.2
Consumer Discretionary	17.2
Industrials	10.6
Consumer Staples	7.7
Financials	5.3
Cash and Other	5.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$993.76	$5.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.46
Class IB
Actual	1,000.00	993.68	5.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.47
Class K
Actual	1,000.00	994.77	4.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.06	4.19

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (17.2%)
Automobiles (3.6%)
Tesla Motors, Inc.*	172,347	$38,331,696

Hotels, Restaurants & Leisure (5.1%)
Chipotle Mexican Grill, Inc.*	7,939	5,434,325
Dunkin’ Brands Group, Inc.	564,431	24,072,982
Panera Bread Co., Class A*	140,462	24,552,758

		54,060,065

Internet & Catalog Retail (4.1%)
Ctrip.com International Ltd. (ADR)*	191,382	8,707,881
Groupon, Inc.*	890,775	7,357,801
TripAdvisor, Inc.*	148,375	11,077,678
Zalando SE*§	228,352	7,016,308
zulily, Inc., Class A*	382,872	8,959,205

		43,118,873

Textiles, Apparel & Luxury Goods (4.4%)
lululemon athletica, Inc.*	238,871	13,326,613
Michael Kors Holdings Ltd.*	363,525	27,300,728
Under Armour, Inc., Class A*	82,367	5,592,719

		46,220,060

Total Consumer Discretionary		181,730,694

Consumer Staples (7.7%)
Beverages (1.0%)
Monster Beverage Corp.*	98,754	10,699,996

Food Products (6.7%)
Keurig Green Mountain, Inc.	229,057	30,326,001
Mead Johnson Nutrition Co.	398,437	40,058,856

		70,384,857

Total Consumer Staples		81,084,853

Financials (5.3%)
Diversified Financial Services (5.3%)
McGraw Hill Financial, Inc.	328,138	29,197,719
MSCI, Inc.	562,630	26,691,167

Total Financials		55,888,886

Health Care (20.2%)
Biotechnology (2.0%)
Alnylam Pharmaceuticals, Inc.*	61,045	5,921,365
Intercept Pharmaceuticals, Inc.*	7,206	1,124,136
Ironwood Pharmaceuticals, Inc.*	509,606	7,807,164
Pharmacyclics, Inc.*	27,465	3,357,871
Seattle Genetics, Inc.*	76,838	2,468,805

		20,679,341

Health Care Equipment & Supplies (5.0%)
Intuitive Surgical, Inc.*	100,474	53,144,717

Health Care Technology (3.6%)
athenahealth, Inc.*	262,758	38,283,841

Life Sciences Tools & Services (5.6%)
Illumina, Inc.*	320,691	59,193,145

Pharmaceuticals (4.0%)
Endo International plc*	409,919	$29,563,358
Zoetis, Inc.	283,931	12,217,551

		41,780,909

Total Health Care		213,081,953

Industrials (10.6%)
Aerospace & Defense (2.6%)
TransDigm Group, Inc.	138,413	27,177,393

Commercial Services & Supplies (1.1%)
Stericycle, Inc.*	86,618	11,353,888

Electrical Equipment (0.5%)
SolarCity Corp.*	104,236	5,574,541

Machinery (1.8%)
Colfax Corp.*	359,632	18,546,222

Professional Services (4.6%)
IHS, Inc., Class A*	200,306	22,810,847
Verisk Analytics, Inc., Class A*	409,874	26,252,430

		49,063,277

Total Industrials		111,715,321

Information Technology (33.3%)
Communications Equipment (1.0%)
Palo Alto Networks, Inc.*	88,764	10,879,803

Internet Software & Services (15.1%)
Autohome, Inc. (ADR)*	255,423	9,287,180
LendingClub Corp.*	162,736	4,117,221
LinkedIn Corp., Class A*	234,779	53,931,084
MercadoLibre, Inc.	62,138	7,933,159
Pandora Media, Inc.*	541,639	9,657,423
Twitter, Inc.*	987,939	35,437,372
Yelp, Inc.*	97,656	5,344,713
Youku Tudou, Inc. (ADR)*	508,309	9,052,983
Zillow, Inc., Class A*	236,605	25,054,104

		159,815,239

IT Services (5.0%)
FleetCor Technologies, Inc.*	178,194	26,499,230
Gartner, Inc.*	312,295	26,298,362

		52,797,592

Software (11.3%)
FireEye, Inc.*	589,037	18,601,789
NetSuite, Inc.*	97,840	10,681,193
ServiceNow, Inc.*	220,304	14,947,626
Splunk, Inc.*	550,981	32,480,330
Tableau Software, Inc., Class A*	81,377	6,897,515
Workday, Inc., Class A*	391,381	31,940,603
Zynga, Inc., Class A*	1,394,156	3,708,455

		119,257,511

Technology Hardware, Storage & Peripherals (0.9%)
3D Systems Corp.*	155,226	5,102,278
Stratasys Ltd.*	53,552	4,450,707

		9,552,985

Total Information Technology		352,303,130

Total Common Stocks (94.3%) (Cost $791,999,525)		995,804,837

See Notes to Financial Statements.

1025

EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

PREFERRED STOCK:
Consumer Discretionary (0.0%)
Auto Components (0.0%)
Better Place, Inc. 0.000%*†	1,405,653	$—

Total Preferred Stock (0.0%) (Cost $3,514,131)		—

Total Investments (94.3%) (Cost $795,513,656)		995,804,837
Other Assets Less Liabilities (5.7%)		60,257,019

Net Assets (100%)		$1,056,061,856

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $7,016,308 or 0.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$174,714,386	$7,016,308	$—		$181,730,694
Consumer Staples	81,084,853	—	—		81,084,853
Financials	55,888,886	—	—		55,888,886
Health Care	213,081,953	—	—		213,081,953
Industrials	111,715,321	—	—		111,715,321
Information Technology	352,303,130	—	—		352,303,130
Preferred Stocks
Consumer Discretionary	—	—	—	(a)	—

Total Assets	$988,788,529	$7,016,308	$—		$995,804,837

Total Liabilities	$—	$—	$—		$—

Total	$988,788,529	$7,016,308	$—		$995,804,837

(a) Value is zero.

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

See Notes to Financial Statements.

1026

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(7,129)	$(7,129)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(751)	$(751)

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $170,000 for one month during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$481,945,806
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$617,314,597

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$284,823,757
Aggregate gross unrealized depreciation	(84,541,072)

Net unrealized appreciation	$200,282,685

Federal income tax cost of investments	$795,522,152

For the year ended December 31, 2014, the Portfolio incurred approximately $2,245 as brokerage commissions with Bank of America Corp., $1,949 as brokerage commissions with Citation Financial Group, and $27,164 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

1027

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $795,513,656)	$995,804,837
Cash	61,407,552
Foreign cash (Cost $11)	11
Dividends, interest and other receivables	308,019
Receivable from Separate Accounts for Trust shares sold	218,900
Other assets	2,702

Total assets	1,057,742,021

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	658,087
Investment management fees payable	628,168
Distribution fees payable – Class IB	197,000
Administrative fees payable	91,018
Distribution fees payable – Class IA	18,937
Trustees’ fees payable	1,447
Accrued expenses	85,508

Total liabilities	1,680,165

NET ASSETS	$1,056,061,856

Net assets were comprised of:
Paid in capital	$844,849,221
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	10,935,838
Net unrealized appreciation (depreciation) on investments and foreign currency translations	200,276,797

Net assets	$1,056,061,856

Class IA
Net asset value, offering and redemption price per share, $89,069,232 / 4,984,448 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.87

Class IB
Net asset value, offering and redemption price per share, $923,131,121 / 52,302,950 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.65

Class K
Net asset value, offering and redemption price per share, $43,861,503 / 2,440,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.97

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $210,597 foreign withholding tax)	$5,464,958
Interest	52,303

Total income	5,517,261

EXPENSES
Investment management fees	7,731,337
Distribution fees – Class IB	2,432,638
Administrative fees	1,145,917
Distribution fees – Class IA	231,899
Printing and mailing expenses	85,434
Custodian fees	68,000
Professional fees	56,871
Trustees’ fees	29,008
Miscellaneous	41,634

Total expenses	11,822,738

NET INVESTMENT INCOME (LOSS)	(6,305,477)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	122,636,809
Foreign currency transactions	(16,632)

Net realized gain (loss)	122,620,177

Change in unrealized appreciation (depreciation) on:
Investments	(126,756,348)
Foreign currency translations	(16,195)

Net change in unrealized appreciation (depreciation)	(126,772,543)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,152,366)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,457,843)

See Notes to Financial Statements.

1028

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(6,305,477)	$(4,071,710)
Net realized gain (loss) on investments and foreign currency transactions	122,620,177	88,505,557
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(126,772,543)	252,618,386

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,457,843)	337,052,233

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(10,945,222)	(5,304,161)
Class IB	(115,512,351)	(56,712,910)
Class K	(5,400,511)	(2,580,104)

TOTAL DISTRIBUTIONS	(131,858,084)	(64,597,175)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 866,390 and 825,849 shares, respectively ]	17,525,128	15,619,682
Capital shares issued in reinvestment of distributions [ 598,864 and 268,382 shares, respectively ]	10,945,222	5,304,161
Capital shares repurchased [ (1,143,048) and (1,316,565) shares, respectively ]	(22,831,157)	(24,107,544)

Total Class IA transactions	5,639,193	(3,183,701)

Class IB
Capital shares sold [ 4,742,427 and 4,880,033 shares, respectively ]	95,287,619	90,798,189
Capital shares issued in reinvestment of distributions [ 6,398,062 and 2,900,967 shares, respectively ]	115,512,351	56,712,910
Capital shares repurchased [ (9,414,739) and (10,479,854) shares, respectively ]	(185,967,178)	(188,610,923)

Total Class IB transactions	24,832,792	(41,099,824)

Class K
Capital shares sold [ 421,367 and 393,451 shares, respectively ]	8,537,063	7,366,407
Capital shares issued in reinvestment of distributions [ 293,789 and 130,213 shares, respectively ]	5,400,511	2,580,104
Capital shares repurchased [ (586,437) and (643,895) shares, respectively ]	(11,755,180)	(11,736,968)

Total Class K transactions	2,182,394	(1,790,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	32,654,379	(46,073,982)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,661,548)	226,381,076
NET ASSETS:
Beginning of year	1,165,723,404	939,342,328

End of year (a)	$1,056,061,856	$1,165,723,404

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$995,744

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$20.45		$15.64	$14.69	$17.27	$13.08

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.12	)##	(0.07)	0.05	(0.04)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.01)		6.06	1.23	(1.27)	4.21

Total from investment operations	(0.13)		5.99	1.28	(1.31)	4.26

Less distributions:
Dividends from net investment income	—		—	(0.04)	(0.04)	(0.06)
Distributions from net realized gains	(2.45)		(1.18)	(0.26)	(1.23)	(0.01)
Return of capital	—		—	(0.03)	—	—

Total dividends and distributions	(2.45)		(1.18)	(0.33)	(1.27)	(0.07)

Net asset value, end of year	$17.87		$20.45	$15.64	$14.69	$17.27

Total return	(0.72)%		38.59%	8.76%	(7.46)%	32.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$89,069		$95,333	$76,410	$75,634	$119,147
Ratio of expenses to average net assets:
After waivers	1.07%		1.08%	1.09%	0.83%	0.83%
After waivers and fees paid indirectly	1.07%		1.07%	1.08%	0.82%	0.81%
Before waivers and fees paid indirectly	1.07%		1.08%	1.09%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%	0.32%
After waivers and fees paid indirectly	(0.58	)%(aa)	(0.41)%	0.35%	(0.21)%	0.34%
Before waivers and fees paid indirectly	(0.58	)%(aa)	(0.42)%	0.34%	(0.22)%	0.32%
Portfolio turnover rate^	45%		48%	34%	32%	34%

See Notes to Financial Statements.

1030

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class IB	Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$20.23		$15.48	$14.54	$17.16	$12.99

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.11	)##	(0.07)	0.05	(0.08)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)		6.00	1.22	(1.27)	4.19

Total from investment operations	(0.13)		5.93	1.27	(1.35)	4.20

Less distributions:
Dividends from net investment income	—		—	(0.04)	(0.04)	(0.02)
Distributions from net realized gains	(2.45)		(1.18)	(0.26)	(1.23)	(0.01)
Return of capital	—		—	(0.03)	—	—

Total dividends and distributions	(2.45)		(1.18)	(0.33)	(1.27)	(0.03)

Net asset value, end of year	$17.65		$20.23	$15.48	$14.54	$17.16

Total return	(0.73)%		38.60%	8.77%	(7.74)%	32.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$923,131		$1,022,999	$824,892	$795,511	$823,300
Ratio of expenses to average net assets:
After waivers	1.07%		1.08%	1.09%	1.08%	1.08%
After waivers and fees paid indirectly	1.07%		1.07%	1.08%	1.07%	1.06%
Before waivers and fees paid indirectly	1.07%		1.08%	1.09%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%	0.06%
After waivers and fees paid indirectly	(0.58	)%(bb)	(0.40)%	0.35%	(0.45)%	0.09%
Before waivers and fees paid indirectly	(0.58	)%(bb)	(0.41)%	0.34%	(0.46)%	0.06%
Portfolio turnover rate^	45%		48%	34%	32%	34%

See Notes to Financial Statements.

1031

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EQ/MORGAN STANLEY MID CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,				December 1, 2011* to December 31, 2011
	2014		2013	2012
Net asset value, beginning of period	$20.50		$15.64	$14.69	$16.61

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06	)##	(0.03)	0.10	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)		6.07	1.22	(0.69)

Total from investment operations	(0.08)		6.04	1.32	(0.69)

Less distributions:
Dividends from net investment income	—		—	(0.08)	—
Distributions from net realized gains	(2.45)		(1.18)	(0.26)	(1.23)
Return of capital	—		—	(0.03)	—

Total dividends and distributions	(2.45)		(1.18)	(0.37)	(1.23)

Net asset value, end of period	$17.97		$20.50	$15.64	$14.69

Total return (b)	(0.47)%		38.91%	9.03%	(4.04)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,862		$47,392	$38,041	$35,646
Ratio of expenses to average net assets:
After waivers (a)	0.82%		0.83%	0.84%	0.85%
After waivers and fees paid indirectly (a)	0.82%		0.82%	0.83%	0.85%
Before waivers and fees paid indirectly (a)	0.82%		0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
After waivers and fees paid indirectly (a)	(0.32	)%(cc)	(0.15)%	0.63%	0.11%
Before waivers and fees paid indirectly (a)	(0.32	)%(cc)	(0.16)%	0.61%	0.11%
Portfolio turnover rate^	45%		48%	34%	32%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.18), $(0.18), and $(0.13) for Class IA, Class IB, and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IA would be (0.91)% for income after waivers and reimbursements, (0.91)% for income after waivers, reimbursements and fees paid indirectly, and (0.91)% for income before waivers, reimbursements.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class IB would be (0.90)% for income after waivers and reimbursements, (0.90)% for income after waivers, reimbursements and fees paid indirectly, and (0.90)% for income before waivers, reimbursements.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for Class K would be (0.64)% for income after waivers and reimbursements, (0.64)% for income after waivers, reimbursements and fees paid indirectly, and (0.64)% for income before waivers, reimbursements.

See Notes to Financial Statements.

1032

EQ/NATURAL RESOURCES PLUS PORTFOLIO (Unaudited)

Effective January 31, 2015 the name of the Portfolio changed to “AXA Natural Resources Portfolio.”

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	RBC Global Asset Management (U.S.) Inc.-Effective January 20, 2015, RBC Global Asset Management (U.S.) Inc. no longer serves as a sub-advisor to the Portfolio.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	(12.81)%	(4.87)%
Portfolio – Class K Shares*	(12.59)	(4.63)
MSCI World Commodity Producers (Net) Index	(12.61)	(4.68)
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.81)% for the year ended December 31, 2014. The Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, returned (12.61)% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Contributions to returns were driven primarily by asset weighting and security selection within the Materials sector.

•	The Portfolio underweighted a number of securities that experienced sharp declines during the period, which helped protect from significant losses.

•	An overweight position in oil and gas producer EOG Resources contributed to performance.

•	An overweight position in Anadarko Petroleum Corporation contributed to performance. Anadarko is one of the world’s leading exploration and production companies.

•	In Materials, Paper & Forest Products was the Portfolio’s best performing subsector. Positioning in West Fraser Timber contributed to overall performance.

•

Sherwin Williams Co. was a key contributor as the company continued to achieve success tied to the recovery in U.S. housing and non-residential construction where the company is experiencing significant sales growth.

What hurt performance during the year:

•	The Oil & Gas and Consumable Fuels subsectors were notable detractors from relative performance as companies with direct exposure to commodity prices have fallen alongside the free-fall in oil prices.

•

Range Resources, Bankers Petroleum, and Cabot Oil & Gas are three examples of companies that the Portfolio had an overweight position in that experienced major declines as a result of the energy sell-off.

•	Halliburton Company was a key underperformer during the period. Halliburton is the world’s second largest oil fields service company.

•	A position in Cemex, a construction materials company, experienced declines in its share price over the last year.

•

BHP Billiton PLC Ord. was another key detractor from performance during the period as a result of the iron ore selloff. BHP is the largest, most profitable, and one of the most diversified miners in the world.

1033

EQ/NATURAL RESOURCES PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2014	% of Net Assets
Energy	62.6%
Materials	33.1
Consumer Staples	1.4
Cash and Other	2.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$780.31	$4.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	780.94	3.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Chemicals (11.3%)
Commodity Chemicals (0.3%)
LyondellBasell Industries N.V., Class A	668	$53,033

Diversified Chemicals (0.6%)
Dow Chemical Co.	2,400	109,464

Fertilizers & Agricultural Chemicals (6.1%)
Agrium, Inc.	717	67,886
CF Industries Holdings, Inc.	248	67,590
Israel Chemicals Ltd.	2,213	15,962
Israel Corp., Ltd.*	14	6,654
K+S AG (Registered)	854	23,715
Monsanto Co.	4,090	488,632
Mosaic Co.	1,610	73,497
Potash Corp. of Saskatchewan, Inc.	8,328	294,397
Syngenta AG (Registered)	464	148,991
Yara International ASA	890	39,802

		1,227,126

Industrial Gases (1.2%)
Linde AG	500	93,260
Praxair, Inc.	1,072	138,888

		232,148

Specialty Chemicals (3.1%)
Akzo Nobel N.V.	900	62,410
Celanese Corp.	1,100	65,956
Croda International plc	900	37,084
Cytec Industries, Inc.	900	41,553
Ecolab, Inc.	1,056	110,373
International Flavors & Fragrances, Inc.	1,600	162,176
Sherwin-Williams Co.	500	131,520

		611,072

Total Chemicals		2,232,843

Construction Materials (0.9%)
Construction Materials (0.9%)
Cemex S.A.B. de C.V. (ADR)*	12,316	125,500
HeidelbergCement AG	800	56,911

Total Construction Materials		182,411

Containers & Packaging (1.1%)
Metal & Glass Containers (0.2%)
Ball Corp.	700	47,719

Paper Packaging (0.9%)
Packaging Corp. of America	400	31,220
Rock-Tenn Co., Class A	500	30,490
Sealed Air Corp.	2,000	84,860
Smurfit Kappa Group plc	1,266	28,429

		174,999

Total Containers & Packaging		222,718

Energy Equipment & Services (1.3%)
Oil & Gas Drilling (0.2%)
Helmerich & Payne, Inc.	600	40,452

Oil & Gas Equipment & Services (1.1%)
Halliburton Co.	4,137	$162,708
Mullen Group Ltd.	1,293	23,717
ShawCor Ltd.	778	28,393

		214,818

Total Energy Equipment & Services		255,270

Food Products (1.4%)
Agricultural Products (1.4%)
Archer-Daniels-Midland Co.	3,214	167,128
Bunge Ltd.	727	66,092
Golden Agri-Resources Ltd.	34,974	12,129
Wilmar International Ltd.	8,699	21,221

Total Food Products		266,570

Metals & Mining (18.1%)
Aluminum (1.0%)
Alcoa, Inc.	8,956	141,415
Alumina Ltd.*	12,571	18,217
Norsk Hydro ASA	6,654	37,425

		197,057

Diversified Metals & Mining (10.8%)
Anglo American plc	6,952	128,625
Antofagasta plc	1,963	22,791
BHP Billiton Ltd.	15,987	379,349
BHP Billiton plc	15,522	332,012
Boliden AB	1,353	21,557
Copper Mountain Mining Corp.*	14,700	19,991
First Quantum Minerals Ltd.	6,789	96,476
Freeport-McMoRan, Inc.	5,172	120,818
Glencore plc*	80,347	369,817
Iluka Resources Ltd.	2,084	10,018
Lundin Mining Corp.*	16,105	79,291
Mitsubishi Materials Corp.	5,061	16,824
Rio Alto Mining Ltd.*	11,205	27,198
Rio Tinto Ltd.	2,170	101,789
Rio Tinto plc	6,334	291,823
Royal Nickel Corp.*	8,200	2,259
Sumitomo Metal Mining Co., Ltd.	2,370	35,365
Teck Resources Ltd., Class B	2,821	38,559
Turquoise Hill Resources Ltd.*	4,006	12,379
Western Areas Ltd.	11,297	34,084

		2,141,025

Gold (2.6%)
Agnico Eagle Mines Ltd.	2,244	55,859
Barrick Gold Corp.	5,799	62,492
Detour Gold Corp.*	4,500	36,758
Eldorado Gold Corp.	7,935	48,356
Franco-Nevada Corp.	776	38,212
Goldcorp, Inc.	6,147	113,808
Kinross Gold Corp.*	5,696	15,983
New Gold, Inc.*	2,508	10,750
Newcrest Mining Ltd.*	3,816	33,980
Newmont Mining Corp.	2,483	46,929
Randgold Resources Ltd.	439	29,703
Yamana Gold, Inc.	4,368	17,633

		510,463

See Notes to Financial Statements.

1035

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Precious Metals & Minerals (0.1%)
Fresnillo plc	1,101	$13,065

Silver (0.4%)
Silver Wheaton Corp.	3,483	70,841

Steel (3.2%)
ArcelorMittal S.A.	4,974	53,875
Fortescue Metals Group Ltd.	7,749	17,076
Hitachi Metals Ltd.	874	14,884
JFE Holdings, Inc.	2,478	55,157
Kobe Steel Ltd.	14,803	25,607
Maruichi Steel Tube Ltd.	212	4,516
Nippon Steel & Sumitomo Metal Corp.	37,428	92,886
Nucor Corp.	4,062	199,240
ThyssenKrupp AG*	4,502	115,793
United States Steel Corp.	900	24,066
Voestalpine AG	558	21,997
Yamato Kogyo Co., Ltd.	189	5,314

		630,411

Total Metals & Mining		3,562,862

Oil, Gas & Consumable Fuels (61.3%)
Coal & Consumable Fuels (0.5%)
Cameco Corp.	1,970	32,302
CONSOL Energy, Inc.	1,146	38,746
Fission Uranium Corp.*	26,200	19,394

		90,442

Integrated Oil & Gas (38.3%)
BG Group plc	16,978	225,989
BP plc	91,702	582,284
Cenovus Energy, Inc.	3,769	77,761
Chevron Corp.	10,515	1,179,573
Eni S.p.A.	12,595	219,974
Exxon Mobil Corp.	23,703	2,191,342
Galp Energia SGPS S.A.	1,919	19,414
Hess Corp.	1,379	101,798
Husky Energy, Inc.	1,714	40,571
Imperial Oil Ltd.	1,477	63,629
Occidental Petroleum Corp.	3,881	312,847
OMV AG	731	19,343
Origin Energy Ltd.	5,494	51,847
Repsol S.A.	5,190	96,473
Royal Dutch Shell plc, Class A	31,774	1,067,864
Statoil ASA	5,526	96,840
Suncor Energy, Inc.	14,781	469,460
Total S.A.	14,069	725,387

		7,542,396

Oil & Gas Exploration & Production (20.1%)
Anadarko Petroleum Corp.	5,144	424,380
Antero Resources Corp.*	261	10,591
Apache Corp.	1,904	119,324
ARC Resources Ltd.	1,578	34,173
Bankers Petroleum Ltd.*	14,300	40,126
Baytex Energy Corp.	827	13,752
Cabot Oil & Gas Corp.	5,678	168,126
Canadian Natural Resources Ltd.	8,137	251,576
Canadian Oil Sands Ltd.	2,412	21,633
Chesapeake Energy Corp.	2,652	51,900

Cimarex Energy Co.	434	$46,004
Cobalt International Energy, Inc.*	1,438	12,784
Concho Resources, Inc.*	1,535	153,116
ConocoPhillips Co.	6,121	422,716
Continental Resources, Inc.*	2,262	86,770
Crescent Point Energy Corp.	2,101	48,664
Crew Energy, Inc.*	4,300	21,911
DeeThree Exploration Ltd.*	3,800	16,714
Denbury Resources, Inc.	1,754	14,260
Devon Energy Corp.	1,935	118,441
Encana Corp.	3,689	51,344
Energen Corp.	365	23,272
Enerplus Corp.	1,022	9,844
EOG Resources, Inc.	4,384	403,635
EQT Corp.	2,165	163,891
Gran Tierra Energy, Inc.*	5,887	22,599
INPEX Corp.	4,343	48,187
Kelt Exploration Ltd.*	1,750	10,544
Lundin Petroleum AB*	1,079	15,429
Marathon Oil Corp.	3,358	94,998
MEG Energy Corp.*	780	13,125
Murphy Oil Corp.	840	42,437
Noble Energy, Inc.	2,601	123,365
Pacific Rubiales Energy Corp.	1,566	9,691
Paramount Resources Ltd., Class A*	1,485	35,943
Penn West Petroleum Ltd.	2,451	5,126
Peyto Exploration & Development Corp.	727	20,944
Pioneer Natural Resources Co.	1,394	207,497
PrairieSky Royalty Ltd.	647	17,041
QEP Resources, Inc.	852	17,227
Range Resources Corp.	2,671	142,765
Santos Ltd.	4,869	32,896
Southwestern Energy Co.*	1,758	47,976
Talisman Energy, Inc. (b)	5,158	40,401
Tamarack Valley Energy Ltd.*	4,800	13,469
Tourmaline Oil Corp.*	853	28,414
Tullow Oil plc	4,532	28,675
Vermilion Energy, Inc.	531	26,052
Whiting Petroleum Corp.*	1,829	60,357
Woodside Petroleum Ltd.	3,691	114,746

		3,948,851

Oil & Gas Refining & Marketing (0.8%)
Keyera Corp.	1,300	90,714
Phillips 66	900	64,530

		155,244

Oil & Gas Storage & Transportation (1.6%)
Enbridge, Inc.	2,400	123,408
Pembina Pipeline Corp.	1,400	51,021
Spectra Energy Corp.	1,700	61,710
Williams Cos., Inc.	1,600	71,904

		308,043

Total Oil, Gas & Consumable Fuels		12,044,976

See Notes to Financial Statements.

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Paper & Forest Products (1.7%)
Forest Products (0.7%)
Louisiana-Pacific Corp.*	4,000	$66,240
West Fraser Timber Co., Ltd.	1,254	71,745

		137,985

Paper Products (1.0%)
International Paper Co.	2,020	108,231
Oji Holdings Corp.	3,615	12,973
Stora Enso Oyj, Class R	2,723	24,238
UPM-Kymmene Oyj	2,633	43,236

		188,678

Total Paper & Forest Products		326,663

Total Investments (97.1%) (Cost $21,229,873)		19,094,313
Other Assets Less Liabilities (2.9%)		579,208

Net Assets (100%)		$19,673,521

*	Non-income producing.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

Country Diversification As a Percentage of Total Net Assets
Australia	5.2%
Austria	0.2
Canada	15.0
Colombia	0.1
Finland	0.3
France	3.7
Germany	1.5
Ireland	0.1
Israel	0.1
Italy	1.1
Japan	1.6
Luxembourg	0.3
Mexico	0.7
Netherlands	5.7
Norway	0.9
Portugal	0.1
Singapore	0.2
Spain	0.5
Sweden	0.2
Switzerland	2.6
United Kingdom	7.4
United States	49.6
Cash and Other	2.9

100.0%

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 668, CAD 4,074, CHF 51, EUR 12,145, GBP 2,468, ILS 349, JPY 1,975, NOK 94, SEK 10 and SGD 163.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$233,220	$33,350	$—	$266,570
Energy	8,954,898	3,345,348	—	12,300,246
Materials	3,650,283	2,877,214	—	6,527,497

Total Assets	$12,838,401	$6,255,912	$—	$19,094,313

Total Liabilities	$—	$—	$—	$—

Total	$12,838,401	$6,255,912	$—	$19,094,313

See Notes to Financial Statements.

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$8,198,362
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$6,257,415

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$619,085
Aggregate gross unrealized depreciation	(2,802,527)

Net unrealized depreciation	$(2,183,442)

Federal income tax cost of investments	$21,277,755

See Notes to Financial Statements.

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $21,229,873)	$19,094,313
Cash	626,243
Foreign cash (Cost $22,273)	21,997
Dividends, interest and other receivables	18,255
Receivable from Separate Accounts for Trust shares sold	15,535
Receivable from investment manager	13,182
Receivable for securities sold	651
Other assets	797

Total assets	19,790,973

LIABILITIES
Payable for securities purchased	67,331
Distribution fees payable – Class IB	755
Payable to Separate Accounts for Trust shares redeemed	366
Trustees’ fees payable	45
Accrued expenses	48,955

Total liabilities	117,452

NET ASSETS	$19,673,521

Net assets were comprised of:
Paid in capital	$21,949,126
Accumulated undistributed net investment income (loss)	(1,627)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(137,293)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(2,136,685)

Net assets	$19,673,521

Class IB
Net asset value, offering and redemption price per share, $3,662,404 / 417,489 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.77

Class K
Net asset value, offering and redemption price per share, $16,011,117 / 1,825,137 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.77

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $29,129 foreign withholding tax)	$511,243
Interest	439

Total income	511,682

EXPENSES
Custodian fees	116,000
Investment management fees	113,324
Administrative fees	51,409
Professional fees	31,350
Distribution fees – Class IB	9,308
Offering costs	2,031
Printing and mailing expenses	1,676
Trustees’ fees	1,540
Miscellaneous	18,305

Gross expenses	344,943
Less: Waiver from investment manager	(160,565)

Net expenses	184,378

NET INVESTMENT INCOME (LOSS)	327,304

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	251,001
Foreign currency transactions	(2,650)

Net realized gain (loss)	248,351

Change in unrealized appreciation (depreciation) on:
Investments	(2,911,537)
Foreign currency translations	(1,313)

Net change in unrealized appreciation (depreciation)	(2,912,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,664,499)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,337,195)

See Notes to Financial Statements.

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$327,304	$242,664
Net realized gain (loss) on investments and foreign currency transactions	248,351	(206,494)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,912,850)	776,165

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,337,195)	812,335

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(52,804)	(34,486)
Class K	(276,680)	(233,456)

	(329,484)	(267,942)

Distributions from net realized capital gains
Class IB	(33,581)	—
Class K	(150,289)	—

	(183,870)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(513,354)	(267,942)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 169,067 and 291,274 shares, respectively ]	1,788,657	2,907,882
Capital shares issued in reinvestment of dividends and distributions [ 9,880 and 3,451 shares, respectively ]	86,385	34,486
Capital shares repurchased [ (52,559) and (3,624) shares, respectively ]	(531,954)	(34,712)

Total Class IB transactions	1,343,088	2,907,656

Class K
Capital shares sold [ 496,626 and 1,735,360 shares, respectively ]	4,858,570	17,402,033
Capital shares issued in reinvestment of dividends and distributions [ 48,838 and 23,368 shares, respectively ]	426,969	233,456
Capital shares repurchased [ (376,279) and (102,776) shares, respectively ]	(4,174,204)	(1,017,891)

Total Class K transactions	1,111,335	16,617,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,454,423	19,525,254

TOTAL INCREASE (DECREASE) IN NET ASSETS	(396,126)	20,069,647
NET ASSETS:
Beginning of period	20,069,647	—

End of period (a)	$19,673,521	$20,069,647

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(1,627)	$(6,415)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

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EQ/NATURAL RESOURCES PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.48)	0.30

Total from investment operations	(1.33)	0.43

Less distributions:
Dividends from net investment income	(0.13)	(0.12)
Distributions from net realized gains	(0.08)	—

Total dividends and distributions	(0.21)	(0.12)

Net asset value, end of period	$8.77	$10.31

Total return (b)	(12.81)%	4.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,662	$3,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.10%	1.10%
Before waivers and reimbursements (a)	1.90%	2.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.40%	1.51	%(l)
Before waivers and reimbursements (a)	0.60%	0.41	%(l)
Portfolio turnover rate (z)^	31%	28%

Class K	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$10.31	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.47)	0.29

Total from investment operations	(1.30)	0.45

Less distributions:
Dividends from net investment income	(0.16)	(0.14)
Distributions from net realized gains	(0.08)	—

Total dividends and distributions	(0.24)	(0.14)

Net asset value, end of period	$8.77	$10.31

Total return (b)	(12.59)%	4.58%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,011	$17,069
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.85%	0.85%
Before waivers and reimbursements (a)	1.62%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.63%	1.77	%(l)
Before waivers and reimbursements (a)	0.86%	0.70	%(l)
Portfolio turnover rate (z)^	31%	28%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1041

EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	OppenheimerFunds, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	Since Incept.
Portfolio – Class IA Shares*	1.78%	10.36%	5.62%
Portfolio – Class IB Shares*	1.78	10.25	5.45
MSCI AC World (Net) Index†	4.16	9.17	4.87
MSCI World (Net) Index	4.94	10.20	4.97

†   In 2014, the MSCI AC World (Net) Index was added as a benchmark against which the Portfolio measures its performance. The Investment Manager believes the MSCI AC World (Net) Index reflects the market sectors in which the Portfolio invests.

*   Date of inception 8/31/06.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.78% for the year ended December 31, 2014. The Portfolio’s benchmarks, the MSCI AC World (Net) Index and the MSCI World (Net) Index, returned 4.16% and 4.94%, respectively, over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	ICICI Bank Ltd. contributed to performance during the period. ICICI Bank is the largest private sector bank in India, a country where about half the banking sector is state-owned.

•	Allergan, Inc. is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped after Actavis announced plans to acquire the company.

•	Anthem, Inc. is a health benefit company that had a strong reporting period. The company also announced plans to acquire Simply Healthcare Holdings towards the end of the year.

•

Shire plc. is a pharmaceutical company that focuses on attention deficit and hyperactivity disorders as well as gastrointestinal and renal diseases. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied.

•

Walt Disney Company produces movies, television programs, musical recordings, books, magazines and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. The stock performed well during the reporting period as investors focused on the “content is king” theme in the broadcast and Internet segments of the Consumer Discretionary sector.

What hurt performance during the year:

•

Airbus Group NV, along with Boeing, constitute a global duopoly in the large jet airplane market. It has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products over the next several years. The newest Airbus product, the Airbus A350, is expected to be in commercial service by the first quarter of 2015. Concerns about the near-term impact on margins of these developments led to a pullback in the shares after a strong run of performance. A muted earnings outlook also detracted from its performance.

•

Deutsche Bank AG detracted from the Portfolio’s performance for the year. Continued prosecutorial activism and litigation activity has led to the financial industry paying significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance.

•

Technip SA is a supplier of critical parts and services to the oil and gas industry. It is one of the three world leaders in underwater construction of oil and gas production facilities; it is the world’s largest manufacturer of flexible pipe; and it is the world leader in the liquefaction of natural gas. Technip’s share price was buffeted by a number of things in the reporting period, including developments in Russia, where it has a meaningful project underway, concerns about the capital spending plans of the major oil companies, and lower margin guidance for its subsea segment.

•	Luxury shoemaker Tod’s SpA share performance was affected by a slowdown in growth for luxury goods in China and Asia Pacific.

•

SAP SE, the leading provider of enterprise resource planning (ERP) software used to integrate back-office functions such as distribution, accounting, human resources, and manufacturing, experienced declines after cutting its full-year earnings forecast.

Portfolio Positioning and Outlook

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary and Industrials. The Portfolio had its most significant underweight positions in

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EQ/OPPENHEIMER GLOBAL PORTFOLIO (Unaudited)

Energy, Materials and Consumer Staples. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Japan and Sweden, with its most significant underweight positions in the United States, Canada, Australia and the United Kingdom. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Sector Weightings as of December 31, 2014	Market Value	% of Net Assets
Information Technology	$34,817,444	22.7%
Financials	33,657,309	21.9
Health Care	25,868,573	16.8
Consumer Discretionary	21,209,482	13.8
Industrials	18,050,569	11.8
Consumer Staples	9,238,498	6.0
Energy	2,461,999	1.6
Telecommunication Services	2,405,763	1.6
Materials	2,361,577	1.5
Cash and Other	3,477,166	2.3

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$976.32	$6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class IB
Actual	1,000.00	976.32	6.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*   Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratios of 1.25% and 1.25%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Brazil (3.1%)
Ambev S.A. (ADR)	150,740	$937,603
BM&F Bovespa S.A (b).	222,000	822,392
Embraer S.A. (ADR)	36,316	1,338,608
Itau Unibanco Holding S.A. (Preference) (ADR) (q)	102,311	1,331,066
Vale S.A. (ADR)	44,620	364,992

		4,794,661

Cayman Islands (0.1%)
Theravance Biopharma, Inc.*	8,954	133,594

China (0.6%)
Alibaba Group Holding Ltd. (ADR)*	2,800	291,032
JD.com, Inc. (ADR)*	27,158	628,436

		919,468

Denmark (0.4%)
FLSmidth & Co. A/S	14,166	621,416

France (6.6%)
Airbus Group N.V.	51,869	2,576,188
Kering	12,654	2,432,828
LVMH Moet Hennessy Louis Vuitton S.A.	16,131	2,550,860
Societe Generale S.A.	25,954	1,090,621
Technip S.A.	25,011	1,493,498

		10,143,995

Germany (9.7%)
Allianz SE (Registered)	15,396	2,558,102
Bayer AG (Registered)	17,525	2,395,832
Bayerische Motoren Werke (BMW) AG (Preference) (q)	33,658	2,762,357
Deutsche Bank AG (Registered)	38,776	1,172,034
Linde AG	8,220	1,533,192
SAP SE	38,461	2,719,403
Siemens AG (Registered)	14,819	1,680,626

		14,821,546

India (3.4%)
DLF Ltd.	663,401	1,425,478
ICICI Bank Ltd. (ADR)	230,325	2,660,254
Zee Entertainment Enterprises Ltd.	188,880	1,134,202

		5,219,934

Ireland (0.6%)
Shire plc	13,148	930,263

Italy (1.4%)
Brunello Cucinelli S.p.A.	3,201	71,768
Gtech S.p.A.	32,892	735,862
Prysmian S.p.A.	28,541	519,480
Tod’s S.p.A.	9,070	787,094

		2,114,204

Japan (10.2%)
Dai-ichi Life Insurance Co., Ltd.	116,163	1,762,740
FANUC Corp.	5,982	987,261
KDDI Corp.	38,449	2,405,763
Keyence Corp.	5,289	2,342,699

Kyocera Corp.	34,240	$1,569,349
Murata Manufacturing Co., Ltd.	26,717	2,918,392
Nidec Corp.	30,364	1,969,485
Seibu Holdings, Inc.	19,300	393,758
Sumitomo Mitsui Financial Group, Inc.	35,844	1,295,133

		15,644,580

Mexico (0.7%)
Fomento Economico Mexicano S.A.B. de C.V. (ADR)*	12,582	1,107,593

Russia (0.3%)
Alrosa AO†	446,810	463,393

Spain (3.3%)
Banco Bilbao Vizcaya Argentaria S.A.	178,873	1,683,466
Inditex S.A.	86,832	2,487,992
Repsol S.A.	50,617	940,877

		5,112,335

Sweden (4.1%)
Assa Abloy AB, Class B	44,720	2,363,313
Telefonaktiebolaget LM Ericsson, Class B	320,433	3,880,744

		6,244,057

Switzerland (5.0%)
Credit Suisse Group AG (Registered)*	69,552	1,743,587
Nestle S.A. (Registered)	20,662	1,514,556
Roche Holding AG	6,547	1,774,502
UBS Group AG*	154,689	2,659,058

		7,691,703

United Kingdom (4.1%)
Circassia Pharmaceuticals plc*	153,230	661,577
Earthport plc*	328,226	224,000
Prudential plc	121,498	2,795,929
Unilever plc	63,758	2,589,897

		6,271,403

United States (43.9%)
3M Co.	14,117	2,319,705
Adobe Systems, Inc.*	37,840	2,750,968
Aetna, Inc.	31,722	2,817,865
Allergan, Inc.	6,786	1,442,636
Altera Corp.	76,967	2,843,161
Anthem, Inc.	22,225	2,793,016
Biogen Idec, Inc.*	4,030	1,367,983
BioMarin Pharmaceutical, Inc.*	11,840	1,070,336
Bluebird Bio, Inc.*	4,380	401,734
Celldex Therapeutics, Inc.*	68,570	1,251,403
Citigroup, Inc.	59,256	3,206,342
Clovis Oncology, Inc.*	14,600	817,600
Colgate-Palmolive Co.	44,643	3,088,849
eBay, Inc.*	61,007	3,423,713
Emerson Electric Co.	21,328	1,316,577
Facebook, Inc., Class A*	30,315	2,365,176
FNF Group	33,528	1,155,040
FNFV Group*	3,914	61,606
Gilead Sciences, Inc.*	20,335	1,916,777

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Goldman Sachs Group, Inc.	12,538	$2,430,241
Google, Inc., Class A*	3,957	2,099,822
Google, Inc., Class C*	3,957	2,082,965
Intuit, Inc.	29,955	2,761,551
Maxim Integrated Products, Inc.	79,839	2,544,469
McDonald’s Corp.	13,440	1,259,328
McGraw Hill Financial, Inc.	42,564	3,787,345
Medivation, Inc.*	7,443	741,397
St. Jude Medical, Inc.	15,192	987,936
Theravance, Inc.	34,934	494,316
Tiffany & Co.	23,102	2,468,680
United Parcel Service, Inc., Class B	17,668	1,964,152
Vertex Pharmaceuticals, Inc.*	17,398	2,066,882
Walt Disney Co.	37,837	3,563,867
Zimmer Holdings, Inc.	15,896	1,802,924

		67,466,362

Total Common Stocks (97.5%) (Cost $109,434,131)		149,700,507

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (b)
(Cost $—)	3,575,691	49,283

	Number of Rights	Value (Note 1)

RIGHTS:
France (0.2%)
LVMH Moet Hennessy Louis Vuitton S.A., expiring 12/17/15*†	15,921	$276,925

Italy (0.0%)
EUR1 Sub, expiring 1/9/15 (b)†*	32,390	—

Spain (0.0%)
Banco Bilbao Vizcaya Argentaria S.A., expiring 1/7/15*	176,529	16,875
Repsol S.A., expiring 1/8/15*	49,954	27,624

		44,499

Total Rights (0.2%)
(Cost $—)		321,424

Total Investments (97.7%) (Cost $109,434,131)		150,071,214
Other Assets Less Liabilities (2.3%)		3,477,166

Net Assets (100%)		$153,548,380

*	Non-income producing.
†	Security (totaling $740,318 or 0.5% of net assets) held at fair value by management.
(b)	Illiquid security.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$7,920,311	$12,962,963	$—	$20,883,274
Consumer Staples	5,134,045	4,104,453	—	9,238,498
Energy	—	2,434,375	—	2,434,375
Financials	14,631,894	19,008,540	—	33,640,434
Health Care	20,106,399	5,762,174	—	25,868,573
Industrials	6,939,042	11,111,527	—	18,050,569
Information Technology	21,162,857	13,654,587	—	34,817,444
Materials	364,992	1,533,192	463,393	2,361,577
Telecommunication Services	—	2,405,763	—	2,405,763
Preferred Stocks
Consumer Discretionary	—	49,283	—	49,283

See Notes to Financial Statements.

1045

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Rights
Consumer Discretionary	$—	$—	$276,925		$276,925
Energy	—	27,624	—		27,624
Financials	—	16,875	—	(b)	16,875

Total Assets	$76,259,540	$73,071,356	$740,318		$150,071,214

Total Liabilities	$—	$—	$—		$—

Total	$76,259,540	$73,071,356	$740,318		$150,071,214

(a)	A security with a market value of $822,392 transferred from Level 1 to Level 2 at the end of the period due to securities being valued using fair value factors based on third party vendor modeling tools.
(b)	Value is zero.

The were no additional transfers between Levels 1,2 or 3 during the year ended December 31, 2014.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(1,706)	$(1,706)

^ The Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities and hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $0 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$46,820,979
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$23,624,944

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,805,900
Aggregate gross unrealized depreciation	(3,775,703)

Net unrealized appreciation	$40,030,197

Federal income tax cost of investments	$110,041,017

For the year ended December 31, 2014, the Portfolio incurred approximately $1,497 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $109,434,131)	$150,071,214
Cash	4,208,182
Foreign cash (Cost $1,043)	1,043
Dividends, interest and other receivables	473,017
Receivable from Separate Accounts for Trust shares sold	117,056
Receivable for securities sold	28,179
Other assets	447

Total assets	154,899,138

LIABILITIES
Payable for securities purchased	1,168,051
Investment management fees payable	91,776
Distribution fees payable – Class IB	23,487
Administrative fees payable	13,210
Payable to Separate Accounts for Trust shares redeemed	9,757
Distribution fees payable – Class IA	9,208
Accrued expenses	35,269

Total liabilities	1,350,758

NET ASSETS	$153,548,380

Net assets were comprised of:
Paid in capital	$139,236,867
Accumulated undistributed net investment income (loss)	148,297
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(26,439,564)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	40,602,780

Net assets	$153,548,380

Class IA
Net asset value, offering and redemption price per share, $43,514,749 / 3,040,667 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.31

Class IB
Net asset value, offering and redemption price per share, $110,033,631 / 7,690,941 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $391,389 foreign withholding tax)	$2,612,397
Interest	2,727

Total income	2,615,124

EXPENSES
Investment management fees	1,347,663
Distribution fees – Class IB	258,551
Administrative fees	163,768
Distribution fees – Class IA	96,096
Custodian fees	81,000
Professional fees	42,838
Printing and mailing expenses	12,958
Trustees’ fees	3,498
Miscellaneous	19,430

Gross expenses	2,025,802
Less: Waiver from investment manager	(252,463)

Net expenses	1,773,339

NET INVESTMENT INCOME (LOSS)	841,785

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	1,606,943
Foreign currency transactions	(29,589)

Net realized gain (loss)	1,577,354

Change in unrealized appreciation (depreciation) on:
Investments	35,674
Foreign currency translations	(64,184)

Net change in unrealized appreciation (depreciation)	(28,510)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,548,844

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,390,629

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	841,785	$2,919,791
Net realized gain (loss) on investments and foreign currency transactions	1,577,354	95,458,068
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(28,510)	(32,374,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,390,629	66,003,578

DIVIDENDS:
Dividends from net investment income
Class IA	(213,876)	(675,036)
Class IB	(547,218)	(1,981,890)

TOTAL DIVIDENDS	(761,094)	(2,656,926)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,191,004 and 1,177,077 shares, respectively ]	17,028,937	15,323,358
Capital shares issued in reinvestment of dividends [ 14,718 and 49,130 shares, respectively ]	213,876	675,036
Capital shares repurchased [ (506,629) and (768,287) shares, respectively ]	(7,226,623)	(9,595,632)

Total Class IA transactions	10,016,190	6,402,762

Class IB
Capital shares sold [ 1,353,437 and 5,214,208 shares, respectively ]	19,356,558	64,288,018
Capital shares issued in reinvestment of dividends [ 37,666 and 144,285 shares, respectively ]	547,218	1,981,890
Capital shares repurchased [ (455,261) and (6,139,904) shares, respectively ]	(6,525,102)	(76,244,906)
Capital shares repurchased in-kind (Note 9)[ 0 and (26,958,710) shares, respectively ]	—	(346,911,891)

Total Class IB transactions	13,378,674	(356,886,889)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,394,864	(350,484,127)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,024,399	(287,137,475)
NET ASSETS:
Beginning of year	128,523,981	415,661,456

End of year (a)	$153,548,380	$128,523,981

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$148,297	$97,194

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/OPPENHEIMER GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.13		$11.43	$9.57	$10.56		$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	##	0.08	0.09	0.10		0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.17		2.92	1.86	(0.99)		1.34

Total from investment operations	0.25		3.00	1.95	(0.89)		1.42

Less distributions:
Dividends from net investment income	(0.07)		(0.30)	(0.09)	(0.10)		(0.08)

Net asset value, end of year	$14.31		$14.13	$11.43	$9.57		$10.56

Total return	1.78%		26.33%	20.39%	(8.39)%		15.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$43,515		$33,090	$21,522	$12,952		$7,096
Ratio of expenses to average net assets:
After waivers	1.25%		1.25%	1.32%	1.10%		1.10%
Before waivers	1.43%		1.42%	1.36%	1.11%		1.10%
Ratio of net investment income (loss) to average net assets:
After waivers	0.58	%(aa)	0.59%	0.85%	0.97%		0.79%
Before waivers	0.40	%(aa)	0.42%	0.80%	0.96%		0.79%
Portfolio turnover rate^	17%		27%	21%	18%		22%

	Year Ended December 31,
Class IB	2014		2013	2012	2011		2010
Net asset value, beginning of year	$14.13		$11.43	$9.57	$10.56		$9.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	##	0.13	0.09	0.08		0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.16		2.87	1.86	(0.99)		1.33

Total from investment operations	0.25		3.00	1.95	(0.91)		1.39

Less distributions:
Dividends from net investment income	(0.07)		(0.30)	(0.09)	(0.08)		(0.05)

Net asset value, end of year	$14.31		$14.13	$11.43	$9.57		$10.56

Total return	1.78%		26.33%	20.39%	(8.62)%		15.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$110,034		$95,434	$394,139	$328,920		$284,489
Ratio of expenses to average net assets:
After waivers	1.25%		1.25%	1.32%	1.35%		1.35%
Before waivers	1.43%		1.37%	1.36%	1.36	%(c)	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers	0.60	%(bb)	1.00%	0.88%	0.80%		0.59%
Before waivers	0.42	%(bb)	0.88%	0.83%	0.80%		0.59%
Portfolio turnover rate^	17%		27%	21%	18%		22%
^	Portfolio turnover rate excludes derivatives, if any.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05 and $0.06 for Class IA and Class IB.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(aa)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IA would be 0.38% for income after waivers and 0.20% before waivers.
(bb)	Includes income resulting from a special dividend, Without this dividend, the ratios for Class IB would be 0.40% for income after waivers and 0.22% before waivers.

See Notes to Financial Statements.

1049

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	7.86%	0.78%
Portfolio – Class K Shares*	8.14	1.04
Barclays World Government Inflation-Linked Bond Index	9.04	1.49

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.86% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays World Government Inflation-Linked Bond Index, returned 9.04% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Exposure to Australian and New Zealand inflation-linked bonds (ILBs) added to performance, as yields moved lower across the majority of the curve in both countries.

•	Tactical holdings of long-end Mexican ILBs were beneficial, as the curve flattened with longer maturities rallying.

•	Tactical exposures to Spanish nominal bonds, which benefitted from expanded accommodative measures, were beneficial for performance.

•	Currency positioning helped performance, specifically long U.S. dollar positions versus the euro and yen as both currencies weakened relative to the U.S. dollar.

What hurt performance during the year:

•	An underweight to longer-duration Treasury Inflation-Protected Securities (TIPS) detracted from performance as the real yield curve flattened.

•	Long exposure to U.S. and eurozone breakevens was negative, as the fall in crude oil prices caused inflation expectations to contract substantially over the year.

•	An underweight to longer-dated U.S. nominal Treasuries hurt performance, as yields declined.

•	An underweight to ILB’s in select developed nations such as Canada and the U.K. was detrimental, as yields fell over the year.

Portfolio Positioning and Outlook

PIMCO plans to emphasize diverse sources of potential return, beyond traditional interest rate duration. We expect to maintain full exposure to inflation-linked bonds (ILBs) and inflation protection while tactically managing portfolio duration, curve and country selection. At year end we were underweight U.S. interest rate risk as the U.S. economy continues to gain momentum and the Federal Reserve prepares for eventual policy normalization. In addition, we are focusing on opportunities across real and nominal yield curves. We continue to seek opportunities outside the United States, where business cycles may anchor rates for a considerable period. We believe the ECB will expand monetary policy accommodation as it combats building deflationary forces arising from declining oil prices, ongoing fiscal tightening and still-constrained credit conditions. We remain selective in our emerging markets exposures. We currently see Mexico as the most attractive opportunity, with solid fundamentals and high real interest rates. We believe growth and policy divergence continue to create opportunities in the currency markets. At year end we had a long-dollar bias versus the euro and yen, which are still under pressure from aggressive central bank easing.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	11.85
Weighted Average Coupon (%)	1.17
Weighted Average Modified Duration (Years)*	7.68
Weighted Average Rating**	AA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1050

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	121.8%
Corporate Bonds	5.5
Asset-Backed and Mortgage-Backed Securities	4.9
Cash and Other	(32.2)

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,024.10	$5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.82	5.44
Class K
Actual	1,000.00	1,025.77	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.02	4.23

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.07% and 0.83%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (4.9%)
Asset-Backed Securities (4.0%)
ALM Loan Funding,
Series 2011-4A A 1.468%, 7/18/22 (l)§		$240,768	$239,956
Countrywide Asset-Backed Certificates,
Series 2004-ECC1 M2 1.220%, 9/25/34 (l)		190,754	181,053
JP Morgan Mortgage Acquisition Trust,
Series 2006-ACC1 A1 0.329%, 5/25/36 (l)		55,432	53,190
Series 2006-NC1 A1 0.325%, 4/25/36 (l)		86,009	80,855
Series 2007-CH2 AV1 0.330%, 1/25/37 (l)		80,365	76,302
Option One Mortgage Loan Trust,
Series 2004-3 M2 1.025%, 11/25/34 (l)		73,711	69,891
RAAC Trust,
Series 2007-SP3 A1 1.370%, 9/25/47 (l)		78,495	77,346
RAMP Trust,
Series 2006-RZ4 A2 0.350%, 10/25/36 (l)		229,209	225,669
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-WF2 A1 1.170%, 8/25/37 (l)		70,851	64,925
Symphony CLO VIII LP,
Series 2012-8AR AR 1.335%, 1/9/23 (l)§		250,000	248,357

			1,317,544

Non-Agency CMO (0.9%)
Hercules Eclipse plc,
Series 2006-4 A 0.797%, 10/25/18 (l)(m)	GBP	93,133	143,211
JP Morgan Mortgage Trust,
Series 2005-A2 5A2 2.481%, 4/25/35 (l)		$92,852	91,506
Lehman Mortgage Trust,
Series 2005-3 4A1 5.471%, 1/25/36 (l)		58,630	54,481

			289,198

Total Asset-Backed and Mortgage-Backed Securities			1,606,742

Corporate Bonds (5.5%)
Consumer Discretionary (1.1%)
Media (1.1%)
DISH DBS Corp.
7.125%, 2/1/16		200,000	210,750
Reed Elsevier Investments plc
5.625%, 10/20/16	GBP	100,000	167,578

Total Consumer Discretionary			378,328

Energy (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Petrobras Global Finance B.V.
2.603%, 3/17/17 (l)		$200,000	$183,620
Sabine Pass LNG LP
7.500%, 11/30/16		200,000	207,500

Total Energy			391,120

Financials (2.9%)
Banks (1.7%)
Banco Popular Espanol S.A.
11.500%, 10/10/18 (b)(l)(m)	EUR	100,000	138,853
Bank of America Corp.
5.750%, 12/1/17		$100,000	110,596
2.600%, 1/15/19		100,000	100,714
JPMorgan Chase & Co.
0.784%, 4/25/18 (l)		200,000	199,150

			549,313

Consumer Finance (0.9%)
Ally Financial, Inc.
3.500%, 7/18/16		100,000	100,875
5.500%, 2/15/17		200,000	210,250

			311,125

Real Estate Management & Development (0.3%)
Deutsche Annington Finance B.V.
3.200%, 10/2/17 (b)(m)		100,000	102,227

Total Financials			962,665

Health Care (0.3%)
Health Care Equipment & Supplies (0.3%)
Medtronic, Inc.
4.375%, 3/15/35 §		100,000	106,061

Total Health Care			106,061

Total Corporate Bonds			1,838,174

Government Securities (121.8%)
Foreign Governments (64.8%)
Australia Government Bond
1.250% 2/21/22 (m)	AUD	100,000	91,665
3.000% 9/20/25 (m)		200,000	234,209
4.500% 4/21/33 (m)		100,000	96,170
Autonomous Community of Catalonia
4.750% 6/4/18	EUR	100,000	129,460
Autonomous Community of Valencia Spain
4.375% 7/16/15		100,000	122,514
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/1/25	BRL	2,000,000	657,713
Canadian Government Bond
4.250% 12/1/21	CAD	302,898	335,177
1.500% 12/1/44		108,840	115,242
Denmark Government Bond
0.100% 11/15/23	DKK	3,632,545	606,450
Deutsche Bundesrepublik Inflation Linked Bond
0.750% 4/15/18	EUR	404,096	502,301
0.100% 4/15/23		248,657	314,385

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

France Government Bond OAT
1.000% 7/25/17	EUR	113,235	$141,286
0.250% 7/25/18		3,954,318	4,874,688
0.100% 7/25/21		403,676	503,582
1.100% 7/25/22		496,042	662,738
0.250% 7/25/24		487,901	615,192
0.700% 7/25/30 (m)		200,680	262,111
Italy Buoni Poliennali Del Tesoro
2.550% 10/22/16 (m)		289,295	361,001
2.250% 4/22/17 (m)		608,518	760,084
1.700% 9/15/18		101,158	127,312
2.100% 9/15/21 (m)		325,221	427,047
2.350% 9/15/24 (m)		201,114	270,534
5.000% 9/1/40 (m)		100,000	160,122
Mexican Udibonos
4.500% 12/4/25	MXN	527,719	42,435
4.500% 11/22/35		1,583,156	129,035
4.000% 11/15/40		527,719	40,280
4.000% 11/8/46		5,277,187	408,656
New Zealand Government Bond
3.000% 4/15/20 (m)	NZD	100,000	75,767
2.000% 9/20/25 (m)		600,000	481,041
Province of Ontario
3.450% 6/2/45	CAD	100,000	88,930
Republic of Greece
5.250% 2/1/16	JPY	10,500,000	79,336
Republic of Sweden
0.250% 6/1/22	SEK	756,454	101,394
Spain Government Bond
3.800% 4/30/24 (m)	EUR	200,000	289,756
United Kingdom Gilt
0.125% 3/22/24 (m)	GBP	1,222,393	2,098,468
1.250% 11/22/32 (m)		848,526	1,845,990
0.625% 11/22/42 (m)		18,192	40,129
0.125% 3/22/44 (m)		645,205	1,264,803
0.250% 3/22/52 (m)		425,832	924,357
0.125% 3/22/58 (m)		402,804	876,009
0.375% 3/22/62 (m)		38,243	94,713
0.125% 3/22/68 (m)		144,474	340,557

			21,592,639

U.S. Treasuries (57.0%)
U.S. Treasury Bonds
2.375% 1/15/25 TIPS		$503,844	592,335
2.000% 1/15/26 TIPS		95,702	109,799
1.750% 1/15/28 TIPS (z)		1,688,692	1,914,632
3.875% 4/15/29 TIPS		288,860	414,179
2.125% 2/15/41 TIPS		292,737	383,308
1.375% 2/15/44 TIPS (z)		1,253,087	1,422,619
U.S. Treasury Notes
1.875% 7/15/15 TIPS		244,134	244,778
0.125% 4/15/16 TIPS (z)		2,151,340	2,143,630
0.125% 4/15/17 TIPS		282,247	282,420
2.625% 7/15/17 TIPS		572,800	614,153
0.125% 4/15/18 TIPS #(z)		1,746,138	1,739,828
0.125% 4/15/19 TIPS (z)		4,255,818	4,212,640
1.375% 1/15/20 TIPS		109,798	115,296
1.250% 7/15/20 TIPS		653,232	686,076
1.125% 1/15/21 TIPS		32,562	33,864
2.250% 4/30/21		100,000	102,031
0.125% 1/15/22 TIPS		73,432	71,518

0.125% 7/15/22 TIPS		$722,736	$704,810
0.125% 1/15/23 TIPS (z)		1,249,798	1,210,137
0.375% 7/15/23 TIPS		918,234	908,999
0.125% 7/15/24 TIPS (z)		1,099,945	1,060,852

			18,967,904

Total Government Securities			40,560,543

Total Long-Term Debt Securities (132.2%)
(Cost $44,252,467)			44,005,459

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.7%)
Banco Bilbao Vizcaya Argentaria/New York
0.98%, 10/23/15 (l)(p)		250,000	249,718

Government Securities (3.2%)
Federal Home Loan Bank
0.06%, 1/23/15 (o)(p)		100,000	99,998
0.04%, 2/4/15 (o)(p)		500,000	499,986
Federal National Mortgage Association
0.03%, 1/22/15 (o)(p)		100,000	99,998
Hellenic Republic Treasury Bills
1.83%, 1/16/15 (p)	EUR	200,000	241,813
2.51%, 4/14/15 (p)		100,000	120,135

Total Government Securities			1,061,930

Total Short-Term Investments (3.9%) (Cost $1,332,520)			1,311,648

Total Investments Before Options Written (136.1%) (Cost $45,584,987)			45,317,107

	Number of Contracts		Value (Note 1)
OPTION WRITTEN:
Put Option Written (0.0%)
10 Year U.S. Treasury Notes
February 2015 @ $126.00*		(9)	(5,344)

Total Options Written (0.0%)
(Premiums Received $5,348)			(5,344)

Total Investments after Options Written (136.1%) (Cost $45,579,639)			45,311,763
Other Assets Less Liabilities (-36.1%)			(12,012,661)

Net Assets (100%)			$33,299,102

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $594,374 or 1.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $28,656.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $11,378,824 or 34.2% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMO	— Collateralized Mortgage Obligation
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

Country Diversification As a Percentage of Total Net Assets
Australia	1.3%
Brazil	2.0
Canada	1.6
Cayman Islands	1.5
Denmark	1.8
France	21.2
Germany	2.4
Greece	1.3
Italy	6.3
Mexico	1.9
Netherlands	0.9
New Zealand	1.7
Spain	2.8
Sweden	0.3
United Kingdom	23.4
United States	65.7
Cash and Other	(36.1)

100.0%

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
U.S. Long Bond	1	March-15	$144,274	$144,563	$289

Sales
5 Year U.S. Treasury Notes	9	March-15	$1,069,305	$1,070,367	$(1,062)
90 Day Eurodollar	8	December-15	1,982,236	1,981,700	536
90 Day Eurodollar	10	March-16	2,471,321	2,470,500	821
90 Day Eurodollar	10	June-16	2,465,017	2,464,250	767
90 Day Eurodollar	10	September-16	2,458,819	2,458,375	444
90 Day Eurodollar	2	December-16	490,498	490,650	(152)
Euro-Bund	12	March-15	2,231,607	2,263,326	(31,719)
U.S. Ultra Bond	5	March-15	784,527	825,938	(41,411)

					$(71,776)

					$(71,487)

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
British Pound vs. U.S. Dollar, expiring 1/5/15	Bank of America	4,574	$7,129,037	$7,147,470	$(18,433)
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	6,500	7,864,882	7,933,453	(68,571)
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	3,401	4,115,823	4,144,157	(28,334)
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Bank of America	28,300	236,266	235,978	288
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/15	Bank of America	128	36,399	38,640	(2,241)
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Bank of America	609	41,198	42,908	(1,710)
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	968	65,483	70,921	(5,438)

					$(124,439)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	481	$409,728	$392,688	$17,040
Brazilian Real vs. U.S. Dollar, expiring 2/3/15	Credit Suisse	1,725	676,906	643,686	33,220
British Pound vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	4,574	7,180,173	7,129,036	51,137
British Pound vs. U.S. Dollar, expiring 2/3/15	Bank of America	4,574	7,145,723	7,127,378	18,345
Canadian Dollar vs. U.S. Dollar, expiring 3/3/15	Bank of America	503	437,953	432,411	5,542
Canadian Dollar vs. U.S. Dollar, expiring 3/3/15	Credit Suisse	95	81,877	81,668	209
Danish Krone vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	3,480	582,030	565,660	16,370
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	18	22,326	21,781	545
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	468	579,171	566,303	12,868
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	6,177	7,731,788	7,474,479	257,309
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	118	146,686	142,786	3,900
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	243	300,750	294,042	6,708
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	1,062	1,321,697	1,285,073	36,624
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	1,058	1,304,591	1,280,233	24,358
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	757	941,210	916,008	25,202
European Union Euro vs. U.S. Dollar, expiring 2/3/15	Bank of America	6,500	7,936,305	7,867,840	68,465
European Union Euro vs. U.S. Dollar, expiring 2/3/15	Credit Suisse	3,401	4,144,697	4,116,696	28,001
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	28,300	239,149	236,266	2,883

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Japanese Yen vs. U.S. Dollar, expiring 2/3/15	Bank of America	28,300	$236,030	$236,326	$(296)
Korean Won vs. U.S. Dollar, expiring 2/26/15	Bank of America	87,128	80,000	79,070	930
Korean Won vs. U.S. Dollar, expiring 2/26/15	Bank of America	32,754	30,000	29,725	275
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/15	Credit Suisse	131	39,680	37,371	2,309
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	560	41,088	37,883	3,205
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	2,488	180,221	168,308	11,913
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	627	44,331	42,415	1,916
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	572	38,815	38,695	120
Mexican Peso vs. U.S. Dollar, expiring 3/19/15	Bank of America	1,220	84,866	82,324	2,542
Mexican Peso vs. U.S. Dollar, expiring 3/19/15	Bank of America	4,515	317,940	304,596	13,344
New Zealand Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	681	530,346	531,214	(868)
Swedish Krona vs. U.S. Dollar, expiring 2/12/15	Bank of America	755	102,108	96,863	5,245

					$649,361

					$524,922

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 5,934, BRL 48, CAD 455, DKK 731, EUR 7,455 GBP 9,517, MXN 11,192, JPY 664, NZD 6,367 and SEK 485.

Options Written:

Options written for the year ended December 31, 2014 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2014	—	$—
Options Written	47	23,751
Options Terminated in Closing Purchase Transactions	(38)	(18,403)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2014	9	$5,348

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$1,317,544	$—	$1,317,544
Non-Agency CMO	—	289,198	—	289,198
Corporate Bonds
Consumer Discretionary	—	378,328	—	378,328
Energy	—	391,120	—	391,120
Financials	—	962,665	—	962,665
Health Care	—	106,061	—	106,061
Forward Currency Contracts	—	650,813	—	650,813
Futures	2,857	—	—	2,857
Government Securities
Foreign Governments	—	21,592,639	—	21,592,639
U.S. Treasuries	—	18,967,904	—	18,967,904
Short-Term Investments	—	1,311,648	—	1,311,648

Total Assets	$2,857	$45,967,920	$—	$45,970,777

Liabilities:
Forward Currency Contracts	$—	$(125,891)	$—	$(125,891)
Futures	(74,344)	—	—	(74,344)
Options Written
Put Options Written	(5,344)	—	—	(5,344)

Total Liabilities	$(79,688)	$(125,891)	$—	$(205,579)

Total	$(76,831)	$45,842,029	$—	$45,765,198

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$2,857	*
Foreign exchange contracts	Receivables	650,813

Total		$653,670

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(79,688	)*
Foreign exchange contracts	Payables	(125,891)

Total		$(205,579)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$18,373	$(121,174)	$—	$(102,801)
Foreign exchange contracts	—	—	(1,250,129)	(1,250,129)

Total	$18,373	$(121,174)	$(1,250,129)	$(1,352,930)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$4	$(20,233)	$—	$(20,229)
Foreign exchange contracts	—	—	681,705	681,705

Total	$4	$(20,233)	$681,705	$661,476

^ The Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $35,466,000, and options and futures contracts with an average notional balance of approximately $5,000 and $8,264,000, respectively, during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$474,328	$(92,119)	$—	$382,209
Credit Suisse	176,485	(33,772)	—	142,713

Total	$650,813	$(125,891)	$—	$524,922

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$92,119	$(92,119)	$—	$—
Credit Suisse	33,772	(33,772)	—	—

Total	$125,891	$(125,891)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BNP Paribas Securities Corp.	0.45%	12/18/2014	1/16/2015	$(1,505,492)	$(1,505,888)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(1,924,558)	(1,922,915)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(1,419,493)	(1,418,654)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(2,709,860)	(2,710,599)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(2,148,390)	(2,148,977)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(1,214,075)	(1,214,406)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/16/2015	(615,197)	(615,354)
BNP Paribas Securities Corp.	0.45	12/19/2014	1/21/2015	(1,159,255)	(1,159,570)

					$(12,696,363)

(2)	The average amount of borrowings while outstanding for 9 months during the year ended December 31, 2014 was approximately $8,763,612 at a weighted average interest rate of 0.19%.
(3)	Payable for sale-buyback transactions includes $(43) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
BNP Paribas Securities Corp.	$(12,696,363)	$12,676,019	$(20,344)

(4)	Net Exposure respresents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$22,763,523
Long-term U.S. government debt securities	30,479,581

$53,243,104

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,988,640
Long-term U.S. government debt securities	21,298,382

$27,187,022

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$782,278
Aggregate gross unrealized depreciation	(1,401,081)

Net unrealized depreciation	$(618,803)

Federal income tax cost of investments	$45,935,910

See Notes to Financial Statements.

1060

EQ ADVISORS TRUST

EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $45,584,987)	$45,317,107
Cash	319,264
Foreign cash (Cost $44,292)	42,848
Cash held as collateral at broker	16,000
Unrealized appreciation on forward foreign currency contracts	650,813
Dividends, interest and other receivables	136,855
Receivable for forward commitments	96,685
Due from broker for futures variation margin	83,864
Receivable from Separate Accounts for Trust shares sold	36,959
Other assets	78

Total assets	46,700,473

LIABILITIES
Payable for sale-buyback financing transactions	12,696,363
Payable for return of cash collateral on forward commitments	530,000
Unrealized depreciation on forward foreign currency contracts	125,891
Options written, at value (Premiums received $5,348)	5,344
Payable to Separate Accounts for Trust shares redeemed	4,702
Distribution fees payable – Class IB	2,828
Administrative fees payable	891
Payable for securities purchased	386
Trustees’ fees payable	61
Accrued expenses	34,905

Total liabilities	13,401,371

NET ASSETS	$33,299,102

Net assets were comprised of:
Paid in capital	$33,879,888
Accumulated undistributed net investment income (loss)	(333,240)
Accumulated undistributed net realized gain (loss) on investments, options written, futures and foreign currency transactions	(427,919)
Net unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	180,373

Net assets	$33,299,102

Class IB
Net asset value, offering and redemption price per share, $13,949,212 / 1,442,460 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

Class K
Net asset value, offering and redemption price per share, $19,349,890 / 2,001,094 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$455,879

EXPENSES
Investment management fees	154,416
Professional fees	46,401
Administrative fees	46,013
Custodian fees	33,500
Distribution fees – Class IB	20,073
Interest expense	12,739
Printing and mailing expenses	2,412
Offering costs	2,095
Trustees’ fees	602
Miscellaneous	7,696

Gross expenses	325,947
Less: Waiver from investment manager	(100,113)

Net expenses	225,834

NET INVESTMENT INCOME (LOSS)	230,045

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	27,077
Futures	(121,174)
Foreign currency transactions	1,120,361
Options written	18,373

Net realized gain (loss)	1,044,637

Change in unrealized appreciation (depreciation) on:
Investments	(47,878)
Futures	(20,233)
Foreign currency translations	677,034
Options written	4

Net change in unrealized appreciation (depreciation)	608,927

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,653,564

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,883,609

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$230,045	$63,873
Net realized gain (loss) on investments, options written, futures and foreign currency transactions	1,044,637	(516,318)
Net change in unrealized appreciation (depreciation) on investments, options written, futures and foreign currency translations	608,927	(428,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,883,609	(880,999)

DIVIDENDS:
Dividends from net investment income
Class IB	(617,437)	(3,757)
Class K	(934,606)	(49,416)

TOTAL DIVIDENDS:	(1,552,043)	(53,173)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,215,594 and 508,752 shares, respectively ]	12,025,474	4,900,135
Capital shares issued in reinvestment of dividends [ 64,231 and 396 shares, respectively ]	617,437	3,757
Capital shares repurchased [ (242,051) and (104,462) shares, respectively ]	(2,401,637)	(996,093)

Total Class IB transactions	10,241,274	3,907,799

Class K
Capital shares sold [ 555,167 and 1,811,985 shares, respectively ]	5,489,660	17,896,474
Capital shares issued in reinvestment of dividends [ 97,231 and 5,214 shares, respectively ]	934,606	49,416
Capital shares repurchased [ (305,122) and (163,381) shares, respectively ]	(3,047,530)	(1,569,991)

Total Class K transactions	3,376,736	16,375,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	13,618,010	20,283,698

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,949,576	19,349,526
NET ASSETS:
Beginning of period	19,349,526	—

End of period (a)	$33,299,102	$19,349,526

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(333,240)	$(129,378)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	—	#
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.68	(0.59)

Total from investment operations	0.74	(0.59)

Less distributions:
Dividends from net investment income	(0.47)	(0.01)

Net asset value, end of period	$9.67	$9.40

Total return (b)	7.86%	(5.90)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,949	$3,804
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.05%**	1.00%
Before waivers and reimbursements (a)	1.46%**	1.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.65%	—	%‡‡(l)
Before waivers and reimbursements (a)	0.24%	(0.97	)%(l)
Portfolio turnover rate (z)^	92%	555%

Class K	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.40	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.05
Net realized and unrealized gain (loss) on investments, options written, futures and foreign currency transactions	0.66	(0.62)

Total from investment operations	0.76	(0.57)

Less distributions:
Dividends from net investment income	(0.49)	(0.03)

Net asset value, end of period	$9.67	$9.40

Total return (b)	8.14%	(5.69)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,350	$15,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.80%**	0.75%
Before waivers and reimbursements (a)	1.18%**	1.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	1.00%	0.59	%(l)
Before waivers and reimbursements (a)	0.62%	(0.37	)%(l)
Portfolio turnover rate (z)^	92%	555%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.05%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1063

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	(0.11)%	0.51%	1.90%
Portfolio – Class IB Shares	(0.11)	0.41	1.79
Portfolio – Class K Shares***	0.14	N/A	0.63
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03	0.09	1.54

**   Date of inception 3/30/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 8/26/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.11)% for the year ended December 31, 2014. The Portfolio’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, returned 0.03% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Security selection in investment-grade corporate bonds added to performance, primarily in the Financials and Industrials sectors.

•	An allocation to non-Agency mortgages was beneficial, as the U.S. housing market continued to improve.

•	An allocation to longer-than-benchmark maturities helped performance, as they benefitted from price appreciation via rolldown.

What hurt performance during the year:

•	There were no notable detractors from performance.

Portfolio Positioning and Outlook

PIMCO plans to emphasize diverse sources of potential return, beyond traditional interest rate duration. At year end we were underweight U.S. interest rate risk as the U.S. economy continues to gain momentum and the Federal Reserve prepares for eventual policy normalization. We continue to seek opportunities outside the United States, where business cycles may anchor rates for a considerable period. We were also underweight Agency mortgage-backed securities (MBS) due to concerns about high valuation levels and the Fed’s conclusion of its purchasing program. At year end, we were also underweight investment grade corporate bonds, especially as volatility is heighted in the energy-related sector. We plan to place an emphasis on security selection, preferring companies that benefit from increased pricing power and industry consolidation. We remain selective in our emerging markets exposures; increasing dispersion among countries is likely as growth dynamics will differ for net consumers and net producers of energy. We currently see Mexico as the most attractive opportunity, with solid fundamentals and high real interest rates. We plan to hold tactical positions in taxable municipal bonds, as we believe the sector offers attractive yields relative to similar Treasuries. We prefer revenue bonds, including taxable Build America Bonds (“BABs”), to tax-backed general obligation bonds. At year end we held a position in TIPS, which we believe are attractively priced. While oil prices are likely to put downward pressure on headline inflation in the near-term, we believe that policymakers will ultimately be successful in raising inflation expectations.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	(0.04)
Weighted Average Coupon (%)	1.72
Weighted Average Modified Duration (Years)*	(0.02)
Weighted Average Rating**	A

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1064

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Corporate Bonds	64.8%
Government Securities	22.0
Asset-Backed and Mortgage-Backed Securities	17.8
Equities & Warrants	0.0 #
Cash and Other	(4.6)

Total	100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$996.84	$4.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class IB
Actual	1,000.00	995.84	4.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class K
Actual	1,000.00	998.34	3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.16	3.08

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1065

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (17.8%)
Asset-Backed Securities (12.9%)
Access Group, Inc., Series 2008-1 A 1.534%, 10/27/25 (l)	$6,890,131	$6,947,478
American Express Credit Account Master Trust,
Series 2012-3 A 0.311%, 3/15/18 (l)	3,471,000	3,469,540
AmeriCredit Automobile Receivables Trust,
Series 2014-3 A2B 0.477%, 4/9/18 (l)	8,000,000	7,997,230
Chase Issuance Trust, Series 2012-A5 A5 0.590%, 8/15/17	1,041,000	1,041,589
Series 2014-A3 A3 0.361%, 5/15/18 (l)	10,700,000	10,702,795
Citibank Credit Card Issuance Trust,
Series 2003-A7 A7 4.150%, 7/7/17	4,500,000	4,583,229
Series 2005-A2 A2 4.850%, 3/10/17	9,100,000	9,171,406
Series 2013-A11 A11 0.397%, 2/7/18 (l)	20,000,000	19,996,692
Series 2014-A3 A3 0.358%, 5/9/18 (l)	20,000,000	19,981,044
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC2 A3A 0.250%, 1/25/37 (l)	77,397	49,635
CNH Equipment Trust, Series 2014-B A2 0.480%, 8/15/17	3,000,000	2,997,928
COA Summit CLO Ltd., Series 2014-1A A1 1.581%, 4/20/23 (l)§	21,400,000	21,333,104
Dell Equipment Finance Trust, Series 2014-1 A2 0.640%, 7/22/16§	5,000,000	4,993,736
Drug Royalty II LP 2, Series 2014-1 A1 3.081%, 7/15/23 (b)(l)§	1,711,235	1,721,156
Educational Services of America, Inc.,
Series 2012-2 A 0.900%, 4/25/39 (l)§	2,168,418	2,170,541
EFS Volunteer LLC, Series 2010-1 A1 1.084%, 10/26/26 (l)§	518,229	520,692
Ford Credit Auto Lease Trust, Series 2013-B A2B 0.431%, 1/15/16 (l)	2,290,251	2,290,881
Series 2014-A A2B 0.341%, 10/15/16 (l)	8,702,445	8,698,193
GSAA Home Equity Trust, Series 2007-6 A4 0.469%, 5/25/47 (l)	336,144	244,861
Honda Auto Receivables Owner Trust,
Series 2014-2 A2 0.390%, 9/19/16	12,400,000	12,392,050
Lockwood Grove CLO Ltd., Series 2014-1A A1 1.603%, 1/25/24 (l)§	19,300,000	19,300,000

National Collegiate Student Loan Trust,
Series 2005-1 A4 0.410%, 11/27/28 (l)	$1,611,303	$1,578,767
Series 2007-1 A2 0.299%, 11/27/28 (l)	3,056,910	3,023,007
National Credit Union Administration Guaranteed Notes,
Series 2010-A1 A 0.512%, 12/7/20 (l)	1,334,625	1,337,030
Navient Private Education Loan Trust,
Series 2014-CTA A 0.861%, 9/16/24 (l)§	6,637,778	6,637,790
Nelnet Education Loan Funding, Inc.,
Series 2004-2A A4 0.373%, 8/26/19 (l)	26,726	26,716
Nissan Auto Lease Trust, Series 2013-B A2B 0.431%, 1/15/16 (l)	1,164,478	1,164,923
Nissan Auto Receivables Owner Trust,
Series 2014-A A2 0.420%, 11/15/16	7,161,352	7,162,002
Northstar Education Finance, Inc., Series 2004-2 A2 0.373%, 1/30/17 (l)	2,414,988	2,413,546
Series 2012-1 A 0.869%, 12/26/31 (l)§	3,057,274	3,049,932
Panhandle-Plains Higher Education Authority, Inc.,
Series 2010-2 A1 1.365%, 10/1/35 (l)	1,035,659	1,051,572
Santander Drive Auto Receivables Trust,
Series 2014-1 A2A 0.660%, 6/15/17	2,971,167	2,971,791
SBA Tower Trust, Series 2014-1A C 2.898%, 10/15/19 (b)§	2,000,000	2,005,244
SLC Student Loan Trust, Series 2005-2 A2 0.321%, 6/15/22 (l)	6,060,783	6,051,285
Series 2006-2 A4 0.321%, 6/15/22 (l)	578,644	576,913
SLM Student Loan Trust, Series 2004-10 A5B 0.634%, 4/25/23 (l)§	10,823,162	10,829,099
Series 2004-9 A5 0.384%, 1/27/20 (l)	4,745,169	4,730,587
Series 2007-3 A3 0.274%, 4/25/19 (l)	6,040,000	5,992,366
Series 2008-2 A2 0.684%, 1/25/17 (l)	312,057	312,078
Series 2008-9 A 1.734%, 4/25/23 (l)	8,259,580	8,499,915
Series 2010-1 A 0.569%, 3/25/25 (l)	6,621,635	6,600,000
Series 2012-7 A1 0.330%, 2/27/17 (l)	293,461	293,404
Series 2013-3 A2 0.470%, 5/26/20 (l)	10,000,000	9,966,159

		246,877,906

See Notes to Financial Statements.

1066

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Non-Agency CMO (4.9%)
Alternative Loan Trust, Series 2003-J1 4A1 6.000%, 10/25/32	$94	$95
Series 2005-61 2A1 0.450%, 12/25/35 (l)	13,722	12,186
Series 2005-62 2A1 1.113%, 12/25/35 (l)	125,294	104,725
Series 2006-OA22 A1 0.330%, 2/25/47 (l)	415,167	356,913
Series 2007-OA7 A1A 0.349%, 5/25/47 (l)	97,689	79,940
American Home Mortgage Assets Trust,
Series 2006-1 2A1 0.359%, 5/25/46 (l)	4,501,256	3,295,402
Banc of America Commercial Mortgage, Inc.,
Series 2006-2 A4 5.728%, 5/10/45 (l)	1,318,971	1,372,081
Series 2006-6 A2 5.309%, 10/10/45	151,044	151,118
Series 2006-6 A3 5.369%, 10/10/45	590,066	599,407
Series 2007-3 A4 5.547%, 6/10/49 (l)	971,874	1,042,554
Series 2007-4 A4 5.754%, 2/10/51 (l)	755,691	823,578
Banc of America Mortgage Securities, Inc.,
Series 2004-1 5A1 6.500%, 9/25/33	6,428	6,757
BCAP LLC Trust, Series 2006-AA2 A1 0.340%, 1/25/37 (l)	490,312	378,730
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11 1A2 2.668%, 2/25/33 (l)	7,580	7,197
Series 2003-3 3A2 2.498%, 5/25/33 (l)	40,339	39,732
Series 2003-8 2A1 2.732%, 1/25/34 (l)	3,447	3,518
Series 2003-8 4A1 2.686%, 1/25/34 (l)	12,943	12,816
Series 2004-10 21A1 2.970%, 1/25/35 (l)	1,279,308	1,269,524
Series 2005-2 A1 2.580%, 3/25/35 (l)	52,057	52,431
Series 2005-2 A2 2.515%, 3/25/35 (l)	12,982	12,559
Series 2005-5 A1 2.211%, 8/25/35 (l)	17,047	17,210
Series 2005-5 A2 2.311%, 8/25/35 (l)	301,786	297,322
Series 2007-3 1A1 2.955%, 5/25/47 (l)	3,949,483	3,362,810
Bear Stearns Alt-A Trust, Series 2005-7 22A1 2.612%, 9/25/35 (l)	1,421,478	1,258,504
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PW10 A4 5.405%, 12/11/40 (l)	566,581	581,612
Series 2006-PW11 A4 5.435%, 3/11/39 (l)	1,573,832	1,628,149

CDGJ Commercial Mortgage Trust,
Series 2014-BXCH A 1.550%, 12/15/16 (l)§	$4,000,000	$3,996,124
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11 A1A 2.540%, 5/25/35 (l)	19,988	19,643
Series 2005-11 A2A 2.540%, 10/25/35 (l)	371,264	363,963
Series 2005-12 2A1 0.969%, 8/25/35 (l)§	593,142	488,841
Series 2005-6 A1 2.210%, 9/25/35 (l)	22,655	22,148
Series 2005-6 A2 2.280%, 9/25/35 (l)	108,664	105,288
Series 2009-6 4A1 2.721%, 4/25/37 (l)§	358,574	358,793
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3 A5 5.617%, 10/15/48	2,465,801	2,589,732
Series 2007-CD4 A1A 5.289%, 12/11/49 (l)	955,409	1,005,713
Commercial Mortgage Trust,
Series 2012-9W57 A 2.365%, 2/10/29§	4,859,368	4,955,071
Series 2012-LC4 A1 1.156%, 12/10/44	1,631,145	1,635,391
Series 2014-KYO A 1.059%, 6/11/27(l)§	500,000	498,366
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2002-30 M 2.459%, 10/19/32 (l)	3,367	3,173
Series 2003-HYB3 7A1 2.399%, 11/19/33 (l)	16,256	15,880
Series 2004-12 11A1 2.589%, 8/25/34 (l)	279,630	256,424
Series 2005-25 A11 5.500%, 11/25/35	374,548	354,407
Series 2005-3 1A2 0.460%, 4/25/35 (l)	180,027	157,286
Credit Suisse Commercial Mortgage Trust,
Series 2006-C2 A1A 5.669%, 3/15/39 (l)	3,951,147	4,109,071
Series 2006-C3 A1A 5.806%, 6/15/38 (l)	765,794	806,373
Series 2006-C4 A3 5.467%, 9/15/39	1,658,018	1,741,808
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.798%, 3/25/32 (l)§	801	749
DBRR Trust, Series 2013-EZ2 A 0.853%, 2/25/45 (l)†§	1,796,256	1,795,638
Deutsche Alt-A Securities, Inc., Series 2003-3 3A1 5.000%, 10/25/18	138,088	138,515
Series 2005-AR2 7A1 5.013%, 10/25/35 (l)	163,833	143,019
Deutsche Alt-B Securities, Inc., Series 2006-AB4 A1B1 0.270%, 10/25/36 (l)	1,998	1,224

See Notes to Financial Statements.

1067

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Extended Stay America Trust, Series 2013-ESFL A1FL 0.957%, 12/5/31 (l)§	$1,336,418	$1,331,834
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.207%, 6/25/34 (l)	101,395	98,461
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 2.612%, 8/25/35 (l)	203,136	191,186
GE Commercial Mortgage Corp., Series 2007-C1 A4 5.543%, 12/10/49	694,195	739,574
Greenpoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.439%, 11/25/45 (l)	24,099	18,871
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5 A5 5.224%, 4/10/37 (l)	1,416,517	1,431,557
Series 2007-GG9 A4 5.444%, 3/10/39	3,470,977	3,695,856
GS Mortgage Securities Corp. II, Series 2005-GG4 A4 4.761%, 7/10/39	4,083,585	4,114,052
Series 2012-GC6 A1 1.282%, 1/10/45	928,343	931,665
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.669%, 9/25/35 (l)	88,533	88,771
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 0.384%, 5/19/35 (l)	20,853	17,597
Series 2006-1 2A1A 0.404%, 3/19/36 (l)	143,183	105,975
Indymac Index Mortgage Loan Trust,
Series 2004-AR11 2A 2.525%, 12/25/34 (l)	127,108	113,954
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB11 A4 5.335%, 8/12/37 (l)	744,822	747,361
Series 2005-CB12 ASB 4.846%, 9/12/37	230,400	230,429
Series 2005-LDP2 A3A 4.678%, 7/15/42	670	670
Series 2006-CB14 ASB 5.506%, 12/12/44 (l)	2,257,303	2,278,299
Series 2007-CB18 A4 5.440%, 6/12/47	3,276,450	3,484,392
Series 2007-LD11 ASB 5.787%, 6/15/49 (l)	745,138	779,481
LB-UBS Commercial Mortgage Trust,
Series 2005-C2 A5 5.150%, 4/15/30 (l)	1,548,263	1,552,578
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 2.639%, 11/21/34 (l)	91,151	92,958
MASTR Alternative Loans Trust, Series 2003-5 6A1 6.000%, 8/25/33	1,139,162	1,205,070
Mellon Residential Funding Corp., Series 2001-TBC1 A1 0.861%, 11/15/31 (l)	36,656	35,186

Merrill Lynch Mortgage Investors, Inc.,
Series 2005-2 1A 1.582%, 10/25/35 (l)	$654,683	$633,715
Series 2005-2 2A 2.350%, 10/25/35 (l)	741,829	744,174
Series 2005-2 3A 1.156%, 10/25/35 (l)	168,845	150,666
Series 2005-3 4A 0.420%, 11/25/35 (l)	83,178	76,973
Series 2005-3 5A 0.420%, 11/25/35 (l)	127,432	115,652
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A3 5.172%, 12/12/49	1,312,646	1,390,773
Morgan Stanley Capital I, Inc., Series 2005-HQ7 A4 5.206%, 11/14/42(l)	615,649	625,578
Series 2007-IQ14 A2 5.610%, 4/15/49	109,057	109,748
Series 2011-C1 A1 2.602%, 9/15/47§	2,680,800	2,696,988
Series 2011-C2 A1 1.480%, 6/15/44§	30,251	30,252
Morgan Stanley Re-Remic Trust, Series 2009-GG10 A4A 5.796%, 8/12/45 (l)§	1,799,278	1,928,499
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.601%, 12/15/30 (l)	10,889	10,292
RBSCF Trust, Series 2010-RR3 CSCB 5.467%, 9/16/39 (l)§	694,195	731,412
Reperforming Loan Remic Trust, Series 2005-R2 1AF1 0.509%, 6/25/35 (l)§	44,769	40,701
Residential Accredit Loans, Inc., Series 2003-QS1 A9 0.720%, 1/25/33 (l)	136,356	135,591
Series 2005-QO1 A1 0.469%, 8/25/35 (l)	32,462	25,389
Securitized Asset Sales, Inc., Series 1993-6 A5 0.477%, 11/26/23 (l)	955	943
Sequoia Mortgage Trust, Series 10 2A1 0.925%, 10/20/27 (l)	4,230	3,866
Series 2003-4 2A1 0.515%, 7/20/33 (l)	1,302,101	1,226,223
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 2.573%, 2/25/34 (l)	78,794	76,925
Series 2004-19 2A1 1.513%, 1/25/35 (l)	26,676	22,189
Series 2005-17 3A1 2.514%, 8/25/35 (l)	118,839	110,838
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 0.824%, 10/19/34 (l)	57,392	52,878
Series 2005-AR5 A1 0.414%, 7/19/35 (l)	125,194	110,343
Series 2005-AR5 A2 0.414%, 7/19/35 (l)	183,500	166,040

See Notes to Financial Statements.

1068

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Series 2006-AR4 2A1 0.360%, 6/25/36 (l)	$32,642	$26,716
Series 2006-AR5 1A1 0.380%, 5/25/46 (l)	1,136,773	835,688
Structured Asset Securities Corp. Trust,
Series 2006-11 A1 2.619%, 10/28/35 (l)§	30,447	29,151
UBS-Citigroup Commercial Mortgage Trust,
Series 2011-C1 A1 1.524%, 1/10/45	755,488	759,005
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31 A2 5.421%, 4/15/47	99,990	99,730
Series 2007-C32 A2 5.711%, 6/15/49 (l)	391,100	393,129
Series 2007-WHL8 A1 0.241%, 6/15/20 (l)§	152,276	151,866
WaMu Commercial Mortgage Securities Trust,
Series 2007-SL3 A1A 5.362%, 3/23/45 (l)§	4,718,635	4,826,316
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.313%, 11/25/42 (l)	5,212	5,027
Series 2002-AR2 A 1.921%, 2/27/34 (l)	3,744	3,627
Series 2003-AR1 A5 2.143%, 3/25/33 (l)	499,133	496,002
Series 2004-AR1 A 2.419%, 3/25/34 (l)	934,188	937,960
Series 2005-AR13 A1A1 0.460%, 10/25/45 (l)	135,872	127,548
Series 2005-AR15 A1A1 0.430%, 11/25/45 (l)	32,420	30,627
Series 2006-AR15 2A 2.163%, 11/25/46 (l)	26,451	24,352
Series 2006-AR3 A1A 1.113%, 2/25/46 (l)	50,500	46,999
Series 2006-AR7 3A 2.163%, 7/25/46 (l)	140,890	125,841
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S A1 2.618%, 9/25/34 (l)	30,344	30,809
Series 2007-10 1A22 0.669%, 7/25/37 (l)	654,026	553,801
WF-RBS Commercial Mortgage Trust,
Series 2011-C2 A1 2.501%, 2/15/44§	567,381	570,797
Series 2011-C4 A1 1.607%, 6/15/44§	189,034	189,504
Series 2012-C6 A1 1.081%, 4/15/45	5,958,511	5,971,427

		93,067,857

Total Asset-Backed and Mortgage-Backed Securities		339,945,763

Corporate Bonds (64.8%)
Consumer Discretionary (3.4%)
Automobiles (2.4%)
BMW U.S. Capital LLC 0.574%, 6/2/17 (l)(m)	5,000,000	4,997,615

Daimler Finance North America LLC
1.300%, 7/31/15§	$18,975,000	$19,032,179
0.912%, 8/1/16 (l)§	3,200,000	3,216,943
0.588%, 3/10/17 (l)§	11,000,000	10,976,339
0.572%, 8/1/17 (l)§	2,500,000	2,486,544
Volkswagen Group of America Finance LLC
0.603%, 5/23/17 (l)§	5,340,000	5,333,862

		46,043,482

Household Durables (0.0%)
Whirlpool Corp.
1.650%, 11/1/17	1,000,000	998,137

Media (0.8%)
Cox Communications, Inc.
7.250%, 11/15/15	1,800,000	1,897,549
5.875%, 12/1/16§	3,000,000	3,243,429
Discovery Communications LLC
3.700%, 6/1/15	1,388,000	1,404,677
NBCUniversal Enterprise, Inc.
0.768%, 4/15/16 (l)§	6,421,000	6,432,498
0.916%, 4/15/18 (l)§	1,694,000	1,704,318
Time Warner, Inc.
5.875%, 11/15/16	347,000	375,585

		15,058,056

Specialty Retail (0.2%)
Lowe’s Cos., Inc.
0.658%, 9/10/19 (l)	3,625,000	3,620,058

Total Consumer Discretionary		65,719,733

Consumer Staples (2.3%)
Beverages (0.6%)
Anheuser-Busch InBev Worldwide, Inc.
3.625%, 4/15/15	1,007,000	1,015,820
SABMiller Holdings, Inc.
2.450%, 1/15/17§	9,025,000	9,190,438
2.200%, 8/1/18§	500,000	500,438

		10,706,696

Food & Staples Retailing (0.6%)
Walgreen Co.
1.000%, 3/13/15	11,190,000	11,199,769

Food Products (0.9%)
ConAgra Foods, Inc.
0.601%, 7/21/16 (l)	17,000,000	16,939,751
Hershey Co.
1.500%, 11/1/16	347,000	350,154

		17,289,905

Tobacco (0.2%)
Altria Group, Inc.
4.125%, 9/11/15	1,341,000	1,371,159
Reynolds American, Inc.
1.050%, 10/30/15	2,971,000	2,971,703

		4,342,862

Total Consumer Staples		43,539,232

Energy (3.4%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
1.150%, 12/15/16	2,000,000	1,973,725

See Notes to Financial Statements.

1069

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Oil, Gas & Consumable Fuels (3.3%)
Chevron Corp.
0.642%, 11/15/19 (l)	$3,100,000	$3,100,157
Devon Energy Corp.
0.691%, 12/15/15 (l)	18,610,000	18,601,696
Enterprise Products Operating LLC
5.000%, 3/1/15	1,138,000	1,145,186
3.700%, 6/1/15	3,235,000	3,270,683
1.250%, 8/13/15	3,235,000	3,240,527
Kinder Morgan Energy Partners LP
3.500%, 3/1/16	2,584,000	2,637,564
Kinder Morgan Finance Co. LLC
6.000%, 1/15/18§	8,100,000	8,773,992
Kinder Morgan Finance Co. ULC
5.700%, 1/5/16	7,000,000	7,266,840
Phillips 66
1.950%, 3/5/15	3,933,000	3,942,023
2.950%, 5/1/17	694,000	714,101
Pioneer Natural Resources Co.
5.875%, 7/15/16	3,400,000	3,611,941
Plains All American Pipeline LP/Plains All American Finance Corp.
5.250%, 6/15/15	3,471,000	3,533,704
3.950%, 9/15/15	2,230,000	2,274,790

		62,113,204

Total Energy		64,086,929

Financials (34.3%)
Banks (14.5%)
American Express Bank FSB
0.461%, 6/12/17 (l)	1,775,000	1,768,476
Bank of America Corp.
7.750%, 8/15/15	592,000	620,844
1.500%, 10/9/15	5,000,000	5,019,793
1.250%, 1/11/16	11,300,000	11,314,106
6.500%, 8/1/16	7,875,000	8,504,861
0.843%, 8/25/17 (l)	2,000,000	1,992,708
6.875%, 4/25/18	1,500,000	1,721,543
BB&T Corp.
0.892%, 2/1/19 (l)	4,138,000	4,139,862
0.950%, 1/15/20 (l)	20,000,000	19,993,278
Citigroup, Inc.
2.650%, 3/2/15	9,668,000	9,696,184
4.875%, 5/7/15	3,725,000	3,775,680
2.250%, 8/7/15	7,500,000	7,555,520
1.025%, 4/1/16 (l)	10,100,000	10,130,286
Citizens Bank N.A./Providence RI
1.600%, 12/4/17	20,000,000	19,959,724
First Horizon National Corp.
5.375%, 12/15/15	5,000,000	5,178,678
First Tennessee Bank N.A.
5.050%, 1/15/15	12,250,000	12,262,152
JPMorgan Chase & Co.
0.854%, 2/26/16 (l)	25,454,000	25,487,561
0.752%, 2/15/17 (l)	12,750,000	12,739,803
JPMorgan Chase Bank N.A.
0.571%, 6/13/16 (l)	2,777,000	2,765,092
0.654%, 6/2/17 (l)	6,000,000	5,970,300
MUFG Union Bank N.A.
0.632%, 5/5/17 (l)	15,000,000	14,930,547

Regions Bank/Alabama
7.500%, 5/15/18	$2,000,000	$2,324,400
Regions Financial Corp.
5.750%, 6/15/15	11,015,000	11,249,069
Santander Holdings USA, Inc./Pennsylvania
3.000%, 9/24/15	6,750,000	6,829,290
U.S. Bancorp/Minnesota
0.634%, 4/25/19 (l)	8,000,000	8,000,276
U.S. Bank N.A./Ohio
0.713%, 10/28/19 (l)	7,000,000	7,017,046
3.778%, 4/29/20 (l)	16,731,000	16,731,000
Wachovia Corp.
0.601%, 10/15/16 (l)	2,000,000	1,991,796
Wells Fargo & Co.
0.641%, 9/14/18 (l)	36,000,000	35,617,079
Wells Fargo Bank N.A.
0.571%, 3/15/16 (l)	1,815,000	1,812,002

		277,098,956

Capital Markets (4.3%)
Bank of New York Mellon Corp.
0.465%, 3/4/16 (l)	15,966,000	15,953,588
Goldman Sachs Group, Inc.
0.697%, 3/22/16 (l)	7,000,000	6,983,113
0.860%, 6/4/17 (l)	22,500,000	22,460,220
1.332%, 11/15/18 (l)	12,500,000	12,591,524
1.251%, 10/23/19 (l)	7,700,000	7,700,206
Morgan Stanley
4.100%, 1/26/15	1,500,000	1,502,790
6.000%, 4/28/15	8,600,000	8,737,411
5.375%, 10/15/15	2,000,000	2,068,162
3.450%, 11/2/15	5,000,000	5,101,239

		83,098,253

Consumer Finance (10.5%)
American Express Credit Corp.
0.505%, 6/5/17 (l)	13,000,000	12,975,292
0.547%, 9/22/17 (l)	2,000,000	1,994,599
0.793%, 3/18/19 (l)	5,000,000	4,983,447
American Honda Finance Corp.
2.500%, 9/21/15§	1,180,000	1,197,711
0.609%, 5/26/16 (l)§	5,850,000	5,866,300
2.600%, 9/20/16§	1,260,000	1,295,057
2.125%, 2/28/17§	10,413,000	10,608,724
Ford Motor Credit Co. LLC
1.500%, 1/17/17	1,000,000	994,575
1.070%, 3/12/19 (l)	29,100,000	28,932,937
Harley-Davidson Financial Services, Inc.
1.150%, 9/15/15§	2,794,000	2,799,628
HSBC Finance Corp.
0.664%, 6/1/16 (l)	5,137,000	5,124,865
HSBC USA, Inc.
0.843%, 11/13/19 (l)	45,000,000	45,045,721
Hyundai Capital America
1.625%, 10/2/15§	4,500,000	4,512,739
3.750%, 4/6/16 (m)	500,000	513,946
1.875%, 8/9/16§	2,600,000	2,618,200
1.450%, 2/6/17§	9,500,000	9,445,280
4.000%, 6/8/17§	3,280,000	3,435,261
John Deere Capital Corp.
0.750%, 1/22/16	2,499,000	2,506,842

See Notes to Financial Statements.

1070

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Navient LLC
6.250%, 1/25/16	$7,524,000	$7,848,284
Nissan Motor Acceptance Corp.
4.500%, 1/30/15§	694,000	695,852
1.000%, 3/15/16§	972,000	971,811
0.955%, 9/26/16 (l)§	1,500,000	1,506,531
1.950%, 9/12/17§	19,923,000	19,965,046
PACCAR Financial Corp
1.400%, 11/17/17	13,100,000	13,066,082
Toyota Motor Credit Corp.
0.522%, 5/17/16 (l)	6,942,000	6,952,892
0.618%, 1/17/19 (l)	4,000,000	3,988,798

		199,846,420

Diversified Financial Services (1.7%)
Crown Castle Towers LLC
3.214%, 8/15/15§	7,567,000	7,652,129
General Electric Capital Corp
0.512%, 5/15/17 (l)	22,150,000	22,112,810
General Electric Capital Corp.
1.625%, 7/2/15	2,150,000	2,162,067
5.000%, 1/8/16	35,000	36,546

		31,963,552

Insurance (3.0%)
American International Group, Inc.
5.050%, 10/1/15	900,000	927,270
Jackson National Life Global Funding
1.250%, 2/21/17§	5,000,000	4,968,378
Loews Corp.
5.250%, 3/15/16	5,000,000	5,248,484
Metropolitan Life Global Funding I
0.609%, 4/10/17 (l)§	15,000,000	15,010,386
New York Life Global Funding
0.335%, 9/6/16 (l)(b)§	8,900,000	8,883,801
1.125%, 3/1/17§	12,400,000	12,370,771
Principal Life Global Funding II
1.000%, 12/11/15§	2,430,000	2,438,313
Prudential Covered Trust
2.997%, 9/30/15§	6,768,750	6,866,416

		56,713,819

Real Estate Investment Trusts (REITs) (0.3%)
HCP, Inc.
3.750%, 2/1/16	4,295,000	4,415,914
Weyerhaeuser Co.
6.950%, 8/1/17	902,000	1,012,859

		5,428,773

Total Financials		654,149,773

Health Care (8.6%)
Biotechnology (2.0%)
Amgen, Inc.
2.300%, 6/15/16	3,332,000	3,377,761
2.500%, 11/15/16	5,189,000	5,284,743
0.613%, 5/22/17 (l)	14,500,000	14,459,166
5.850%, 6/1/17	4,583,000	5,043,245
0.833%, 5/22/19 (l)	1,000,000	997,874
Genentech, Inc.
4.750%, 7/15/15	1,069,000	1,093,062
Gilead Sciences, Inc.
3.050%, 12/1/16	4,272,000	4,429,853

2.350%, 2/1/20	$2,500,000	$2,507,822

		37,193,526

Health Care Equipment & Supplies (2.1%)
Becton Dickinson and Co.
0.691%, 6/15/16 (l)	22,100,000	22,084,559
Boston Scientific Corp.
6.250%, 11/15/15	10,905,000	11,373,976
Medtronic, Inc.
1.043%, 3/15/20 (l)§	6,500,000	6,510,182

		39,968,717

Health Care Providers & Services (1.4%)
Anthem, Inc.
1.250%, 9/10/15	2,777,000	2,786,091
Express Scripts Holding Co.
2.100%, 2/12/15	7,100,000	7,108,679
Sutter Health
1.090%, 8/15/53	3,471,000	3,517,984
UnitedHealth Group, Inc.
1.400%, 12/15/17	12,500,000	12,481,413

		25,894,167

Life Sciences Tools & Services (0.6%)
Thermo Fisher Scientific, Inc.
3.200%, 5/1/15	1,300,000	1,310,662
2.250%, 8/15/16	8,784,000	8,909,489
1.300%, 2/1/17	2,000,000	1,989,236

		12,209,387

Pharmaceuticals (2.5%)
AbbVie, Inc.
1.200%, 11/6/15	24,286,000	24,342,387
Actavis, Inc.
1.875%, 10/1/17	1,194,000	1,186,715
Johnson & Johnson
0.306%, 11/28/16 (l)	14,400,000	14,392,426
Roche Holdings, Inc.
0.597%, 9/30/19 (b)(l)§	8,000,000	8,003,966

		47,925,494

Total Health Care		163,191,291

Industrials (2.1%)
Construction & Engineering (0.0%)
SBA Tower Trust
5.101%, 4/15/42§	300,000	315,772

Electrical Equipment (0.1%)
Eaton Corp.
0.950%, 11/2/15	1,749,000	1,747,582

Road & Rail (1.1%)
Burlington Northern Santa Fe LLC
4.875%, 1/15/15	7,083,000	7,091,618
ERAC USA Finance LLC
5.600%, 5/1/15§	1,000,000	1,015,745
Norfolk Southern Corp.
7.700%, 5/15/17	2,499,000	2,854,487
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.125%, 5/11/15§	7,471,000	7,529,402
2.500%, 3/15/16§	2,673,000	2,708,054

		21,199,306

See Notes to Financial Statements.

1071

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Trading Companies & Distributors (0.9%)
International Lease Finance Corp.
4.875%, 4/1/15	$8,711,000	$8,754,555
8.625%, 9/15/15	2,344,000	2,443,620
5.750%, 5/15/16	5,760,000	5,986,944

		17,185,119

Total Industrials		40,447,779

Information Technology (2.1%)
Communications Equipment (0.2%)
Cisco Systems, Inc.
0.734%, 3/1/19 (l)	4,075,000	4,095,461

Internet Software & Services (0.2%)
eBay, Inc.
0.712%, 8/1/19 (l)	3,000,000	2,941,904

Software (1.2%)
Oracle Corp.
0.743%, 10/8/19 (l)	5,000,000	5,000,016
Symantec Corp.
2.750%, 9/15/15	7,916,000	8,006,150
Walgreens Boots Alliance, Inc.
0.682%, 5/18/16 (l)	9,800,000	9,800,490

		22,806,656

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.
0.532%, 5/6/19 (l)	10,000,000	10,004,850

Total Information Technology		39,848,871

Materials (0.6%)
Chemicals (0.2%)
Dow Chemical Co.
2.500%, 2/15/16	1,735,000	1,765,183
Ecolab, Inc.
1.000%, 8/9/15	1,735,000	1,740,263

		3,505,446

Construction Materials (0.1%)
CRH America, Inc.
8.125%, 7/15/18	1,200,000	1,435,163

Metals & Mining (0.0%)
TCI Communications, Inc.
8.750%, 8/1/15	721,000	754,318

Paper & Forest Products (0.3%)
Georgia-Pacific LLC
7.700%, 6/15/15	347,000	357,425
2.539%, 11/15/19 (b)§	5,100,000	5,094,603

		5,452,028

Total Materials		11,146,955

Telecommunication Services (3.5%)
Diversified Telecommunication Services (3.5%)
AT&T, Inc.
0.677%, 3/30/17 (l)	10,000,000	9,982,297
0.909%, 3/11/19 (l)	500,000	503,349
BellSouth Corp.
4.182%, 4/26/15 (b)§	15,000,000	15,151,763
Verizon Communications, Inc.
1.771%, 9/15/16 (l)	6,245,000	6,360,140

0.636%, 6/9/17 (l)	$4,825,000	$4,809,923
1.991%, 9/14/18 (l)	26,500,000	27,622,108
1.013%, 6/17/19 (l)	2,100,000	2,117,690

Total Telecommunication Services		66,547,270

Utilities (4.5%)
Electric Utilities (4.1%)
Dominion Gas Holdings LLC
2.500%, 12/15/19	4,300,000	4,300,059
Duke Energy Carolinas LLC
1.750%, 12/15/16	3,471,000	3,517,115
Duke Energy Progress, Inc.
0.435%, 3/6/17 (l)	1,750,000	1,742,450
0.432%, 11/20/17 (l)	9,000,000	8,958,708
Kentucky Power Co.
6.000%, 9/15/17 (b)§	13,900,000	15,327,575
NextEra Energy Capital Holdings, Inc.
1.200%, 6/1/15	1,300,000	1,302,381
OGE Energy Corp.
0.783%, 11/24/17 (l)	10,000,000	9,994,000
Ohio Power Co.
6.000%, 6/1/16	3,471,000	3,702,064
Pacific Gas & Electric Co.
0.433%, 5/11/15 (l)	9,100,000	9,100,946
Southern California Edison Co.
4.650%, 4/1/15	1,050,000	1,060,635
Trans-Allegheny Interstate Line Co.
4.000%, 1/15/15§	20,000,000	20,016,482

		79,022,415

Multi-Utilities (0.4%)
Consumers Energy Co.
5.500%, 8/15/16	1,025,000	1,096,915
Dominion Resources, Inc.
1.950%, 8/15/16	1,774,000	1,790,745
1.400%, 9/15/17	4,254,000	4,207,993

		7,095,653

Total Utilities		86,118,068

Total Corporate Bonds		1,234,795,901

Government Securities (22.0%)
Agency ABS (0.6%)
Massachusetts Educational Financing Authority Student Loan Asset-Backed Notes
Series 2008-1 A1 1.184% 4/25/38(l)	425,447	427,455
Small Business Administration
Series 2008-P10A 1 5.902% 2/10/18	185,944	199,865
Small Business Administration Participation Certificates
Series 2003-20I 1 5.130% 9/1/23	3,975	4,294
Series 2004-20C 1 4.340% 3/1/24	44,064	46,263
Series 2005-20B 1 4.625% 2/1/25	56,400	59,859
Series 2008-20G 1 5.870% 7/1/28	4,561,542	5,137,112
Series 2008-20H 1 6.020% 8/1/28	4,140,377	4,731,713

		10,606,561

See Notes to Financial Statements.

1072

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Agency CMO (8.3%)
Federal Home Loan Mortgage Corp.
1.292% 8/25/19 IO (l)	$64,898,010	$3,417,782
0.311% 10/15/20 (l)	594,310	594,276
2.365% 11/1/23 (l)	2,887	3,017
0.461% 8/15/25 (l)	1,704,627	1,712,772
6.500% 4/15/29	9,466	10,891
0.511% 12/15/29 (l)	1,521	1,520
2.371% 1/1/34 (l)	17,287	18,358
0.561% 7/15/34 (l)	2,797,742	2,810,394
2.640% 3/1/35 (l)	56,860	60,947
4.995% 10/1/35 (l)	30,514	32,707
5.000% 10/1/35 (l)	3,096	3,275
4.193% 11/1/35 (l)	32,453	34,785
2.089% 7/1/36 (l)	712,543	757,135
1.988% 9/1/36 (l)	747,118	797,215
0.561% 9/15/36 (l)	57,263	57,531
2.139% 10/1/36 (l)	320,641	340,089
0.541% 11/15/36 (l)	32,690	32,847
0.641% 11/15/36 (l)	858,804	865,040
0.661% 7/15/39 (l)	264,830	266,950
0.661% 2/15/41 (l)	1,328,996	1,340,061
0.581% 4/15/41 (l)	1,091,885	1,097,415
0.611% 9/15/41 (l)	2,187,394	2,201,388
6.500% 7/25/43	5,417	6,097
0.561% 12/15/43 (l)	32,389,669	32,488,733
1.313% 10/25/44 (l)	499,982	506,089
1.313% 2/25/45 (l)	641,430	649,485
Federal National Mortgage Association
0.595% 8/25/15	3,755,568	3,755,809
0.507% 1/25/17 (l)	20,163,319	20,173,891
0.856% 1/1/21 (l)	3,248,889	3,285,720
2.485% 11/1/34 (l)	460,722	491,823
2.039% 1/1/35 (l)	12,259	12,870
0.470% 5/25/35 (l)	71,974	72,190
2.192% 5/25/35 (l)	188,481	195,757
2.048% 7/1/35 (l)	95,289	100,729
5.487% 12/1/35 (l)	118,657	127,149
2.505% 1/1/36 (l)	79,553	85,270
5.706% 3/1/36 (l)	85,842	92,012
5.783% 3/1/36 (l)	112,067	120,121
0.619% 6/25/36 (l)	3,577,186	3,603,858
0.229% 12/25/36 (l)	27,403	26,747
0.710% 7/25/37 (l)	887,381	896,447
0.370% 10/27/37 (l)	4,651,109	4,561,088
0.849% 12/25/37 (l)	1,794,138	1,822,173
0.749% 6/25/41 (l)	2,835,795	2,868,106
0.720% 9/25/41 (l)	5,133,441	5,183,158
0.520% 5/25/42 (l)	29,804	29,801
0.619% 6/25/42 (l)	1,724,436	1,728,331
0.569% 12/25/43 (l)	15,380,286	15,446,203
1.315% 3/1/44 (l)	307,498	316,271
1.315% 7/1/44 (l)	4,156	4,245
1.315% 10/1/44 (l)	22,493	23,046
Government National Mortgage Association
0.856% 2/20/62 (l)	9,376,151	9,431,611
1.206% 2/20/62 (l)	4,596,492	4,688,201
0.706% 4/20/62(l)	4,655,274	4,654,017
0.726% 4/20/62(l)	3,940,081	3,942,441
National Credit Union Administration Guaranteed Notes
0.537% 3/6/20 (l)	4,168,856	4,177,487

1.600% 10/29/20	$2,809,028	$2,820,990
0.716% 12/8/20 (l)	12,200,638	12,293,364

		157,137,725

Municipal Bonds (3.3%)
Arizona School Facilities Board Revenue Refunding Taxable School Improvement, Revenue Refunding Bonds, Series 2013
0.812% 7/1/16	1,735,000	1,736,006
Arkansas Student Loan Authority, Series 2010-1
1.133% 11/25/43 (l)	1,682,201	1,689,738
California Infrastructure & Economic Development Bank, Revenue Bonds, Series 2013A-1
0.320% 10/1/47 (l)	2,500,000	2,499,975
California Infrastructure & Economic Development Bank, Revenue Bonds, Series 2013A-2
0.320% 10/1/47 (l)	1,665,000	1,664,983
City & Country of Honolulu Taxable, General Obligation Bonds, Series 2012E
0.778% 11/1/15	1,525,000	1,527,089
City of Columbus, Ohio Various Purpose Limited Tax Refunding Bonds, Series 2014-4
0.724% 2/15/16	1,500,000	1,503,705
City of New York, General Obligation Bonds, Fiscal 2004, Series O
4.650% 6/1/15	1,935,000	1,967,237
City of New York, New York Taxable, General Obligation Bonds, Series A
2.560% 8/1/17	1,390,000	1,430,727
Commonwealth of Massachusetts Various Consolidated Loan, General Obligation Funds, Series D
0.380% 1/1/17 (l)	1,390,000	1,399,647
Denver Urban Renewal Authority, Revenue Bonds, Series 2013A-1
5.000% 12/1/15	1,005,000	1,046,336
Fairfax County Virginia Industrial Development Authority Health Care-Inova Health System, Revenue Bonds, Series 2012 A
4.000% 5/15/16	345,000	361,325
Fairfax County Virginia Redevelopment & Housing Authority, Series 2013A
0.660% 3/1/15	705,000	705,529
Floyd County Development Authority Pollution Georgia Power Company Plant, Revenue Bonds, Series 2010
0.850% 7/1/22 (l)	695,000	697,530
New Jersey Economic Development Authority Refunding Taxable School Faclities Construction, Series OO
0.857% 3/1/15	4,305,000	4,306,205
New Jersey State Turnpike Authority Turnpike Revenue Unrefunded Balance Taxable, Series B, AMBAC
4.252% 1/1/16	1,630,000	1,645,192
New York State Dormitory Authority Non Taxable-Pledged Assessment, Revenue Bonds, Series 2010A
3.125% 12/1/15	4,920,000	5,031,684

See Notes to Financial Statements.

1073

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

North Carolina Medical Care Commission various Refunding Wake Forest, Revenue Refunding Bonds, Series 2012C
0.780% 12/1/33 (l)	$320,000	$319,546
North Carolina State Education Assistance Authority Revenue Refunding Student Loan Banked Notes, Series A-1, A-2 & A-3
0.684% 10/26/20 (l)	1,609,473	1,611,244
Northeast Maryland Waste Disposal Authority Amt-Montgomery County Solid, Revenue Bonds, Series 2013
4.000% 4/1/16	6,940,000	7,235,366
Regents of the University of California, General Revenue Bonds, Series Y-1
0.655% 7/1/41 (l)	2,400,000	2,404,104
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A
2.743% 9/1/18	300,000	299,715
Riverside County Public Financing Authority, 2014 Tax Allocation Revenue Bonds, Series A-T
1.511% 9/1/16	1,000,000	996,440
South Dakota Educational Enhancement Funding Corp., Series 2013A
1.188% 6/1/15	1,755,000	1,758,457
1.551% 6/1/16	695,000	696,161
State of California, Various Purposes, General Obligation Bonds, Series 2009
5.950% 4/1/16	1,515,000	1,614,172
State of California, Various Purposes, General Obligation Bonds, Series 2010
3.950% 11/1/15	1,390,000	1,428,725
State of California, Various Purposes, General Obligation Bonds, Series 2013
1.250% 11/1/16	5,000,000	5,035,650
State of Texas Veterans Bonds, Taxable Refunding, Series 2014C-2
0.506% 6/1/17 (l)	3,045,000	3,055,049
Successor Agency to the Inland Valley Development Agency Tax Allocation Refunding Bonds, Series 2014B, AGM
2.945% 3/1/19	500,000	502,510
3.195% 9/1/19	500,000	504,995
Tarrant County Texas Cultural Education Scott and White Healthcare Project, Revenue Bonds, Series 2013A
5.000% 8/15/15	590,000	606,325
Tobacco Settlement Finance Authority of West Virginia, Series A
7.467% 6/1/47	840,000	720,468
Tri-County Metropolitan Transportation District Oregon Payroll Tax and Grant Receipt, Revenue Bonds, Series 2013
3.000% 11/1/16	3,470,000	3,498,870
University of Massachusetts Building Authority, Refunding Revenue Bonds, Senior Series 2014-A
1.311% 11/1/17	1,800,000	1,800,036

		63,300,741

Supranational (2.2%)
International Bank for Reconstruction & Development
0.362% 8/4/17 (l)	$42,000,000	$42,008,274

U.S. Government Agencies (5.3%)
Federal Farm Credit Bank
0.280% 7/27/16 (l)(z)	40,125,000	40,179,490
0.250% 4/10/17 (l)(z)	22,000,000	22,006,204
0.250% 7/3/17 (l)(z)	30,000,000	29,992,170
Federal Home Loan Bank
0.230% 1/8/16 (z)	2,800,000	2,796,133
1.625% 3/27/17# (z)	6,000,000	6,157,714
Federal Home Loan Mortgage Corp.
1.250% 9/18/17#	694,000	697,384

		101,829,095

U.S. Treasury (2.3%)
U.S. Treasury Notes
0.125% 4/15/19 TIPS(z)	44,888,747	44,433,328

Total Government Securities		419,315,724

Total Long-Term Debt Securities (104.6%) (Cost $1,994,087,769)		1,994,057,388

	Number of Shares	Value (Note 1)
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
BlackRock, Inc.	4	1,431

Total Common Stocks (0.0%) (Cost $790)		1,431

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Commercial Paper (1.7%)
Entergy Corp.
0.46%, 1/6/15 (n)(p)	$6,700,000	6,699,487
0.51%, 1/12/15 (n)(p)	5,100,000	5,099,138
0.43%, 2/3/15 (n)(p)	3,500,000	3,498,565
Ford Motor Credit Co. LLC
0.43%, 1/5/15 (n)(p)	5,000,000	4,999,700
NiSource Finance Corp.
0.79%, 1/5/15 (n)(p)	3,000,000	2,999,670
0.98%, 1/21/15 (n)(p)	9,000,000	8,994,870

Total Commercial Paper		32,291,430

Government Securities (0.0%)
U.S. Treasury Bills
0.04%, 4/23/15# (p)	632,000	631,918
0.04%, 4/30/15# (p)	616,000	615,909

Total Government Securities		1,247,827

Total Short-Term Investments (1.7%) (Cost $33,537,656)		33,539,257

Total Investments Before Securities Sold Short (106.3%) (Cost $2,027,626,215)		2,027,598,076

See Notes to Financial Statements.

1074

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

SECURITIES SOLD SHORT:
COMMON STOCK:
Financials (0.0%)
Capital Markets (0.0%)
Teton Advisors, Inc., Class B†	(13)	$(507)

Total Securities Sold Short (0.0%) (Proceeds Received $—)		(507)

Total Investments after Securities Sold Short (106.3%) (Cost $2,027,626,215)		2,027,597,569
Other Assets Less Liabilities (-6.3%)		(120,787,031)

Net Assets (100%)		$1,906,810,538

†	Securities (totaling $1,795,131 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $372,855,054 or 19.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,563,555.
(b)	Illiquid security.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $5,511,561 or 0.3% of net assets.
(n)	Section 4(2) Commercial Paper. Private placement for non-current transactions. Notes are usually sold to accredited investors without the intent to freely re-sell their holding.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:
ABS	—	Asset-Backed Security
AGM	—	Insured by Assured Guaranty Municipal Corp.
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
CMO	—	Collateralized Mortgage Obligation
IO	—	Interest Only
TIPS	—	Treasury Inflation Protected Security

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar	450	June-15	$111,999,807	$112,010,625	$10,818

Sales
2 Year U.S. Treasury Notes	2,092	March-15	$457,871,555	$457,298,125	$573,430
5 Year U.S. Treasury Notes	500	March-15	59,437,070	59,464,844	(27,774)
90 Day Eurodollar	1,472	March-18	357,691,281	358,892,000	(1,200,719)

					$(655,063)

					$(644,245)

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1075

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted prices in active markets for identical securities	Level 2 Significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (b)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$246,877,906	$—	$246,877,906
Non-Agency CMO	—	91,272,219	1,795,638	93,067,857
Common Stocks
Financials	1,431	—	—	1,431
Corporate Bonds
Consumer Discretionary	—	65,719,733	—	65,719,733
Consumer Staples	—	43,539,232	—	43,539,232
Energy	—	64,086,929	—	64,086,929
Financials	—	654,149,773	—	654,149,773
Health Care	—	163,191,291	—	163,191,291
Industrials	—	40,447,779	—	40,447,779
Information Technology	—	39,848,871	—	39,848,871
Materials	—	11,146,955	—	11,146,955
Telecommunication Services	—	66,547,270	—	66,547,270
Utilities	—	86,118,068	—	86,118,068
Futures	584,248	—	—	584,248
Government Securities
Agency ABS	—	10,606,561	—	10,606,561
Agency CMO	—	157,137,725	—	157,137,725
Municipal Bonds	—	63,300,741	—	63,300,741
Supranational	—	42,008,274	—	42,008,274
U.S. Government Agencies	—	101,829,095	—	101,829,095
U.S. Treasuries	—	44,433,328	—	44,433,328
Short-Term Investments	—	33,539,257	—	33,539,257

Total Assets	$585,679	$2,025,801,007	$1,795,638	$2,028,182,324

Liabilities:
Common Stocks
Financials	—	—	(507)	(507)
Futures	(1,228,493)	—	—	(1,228,493)

Total Liabilities	$(1,228,493)	$—	$(507)	$(1,229,000)

Total	$(642,814)	$2,025,801,007	$1,795,131	$2,026,953,324

(a)	A security with a market value of $32,488,733 transferred from Level 3 to Level 2 at the end of the period due to active trading.
(b)	A security with a market value of $1,795,638 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

1076

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$584,248	*

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(1,228,493	)*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$(1,229,565)	$(1,229,565)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Interest rate contracts	$644,245	$644,245

^ The Portfolio held futures contracts as a substitute for hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $790,244,000 for seven months during the year ended December 31, 2014.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
Barclays Capital Inc.	0.55%	12/26/2014	1/2/2015	$(28,151,367)	$(28,153,504)
Barclays Capital Inc.	0.50%	12/29/2014	1/5/2015	(5,871,938)	(5,870,926)
Barclays Capital Inc.	0.50%	12/29/2014	1/5/2015	(2,795,625)	(2,795,789)
Barclays Capital Inc.	0.50%	12/29/2014	1/5/2015	(29,953,125)	(29,954,581)
Barclays Capital Inc.	0.50%	12/29/2014	1/5/2015	(22,006,875)	(22,008,710)
Barclays Capital Inc.	0.38%	12/31/2014	1/7/2015	(44,401,282)	(44,403,499)

					$(133,187,009)

(2)	The average amount of borrowings while outstanding for 9 months during the year ended December 31, 2014 was approximately $38,247,283 at a weighted average interest rate of 0.25%.
(3)	Payable for sale-buyback transactions includes $(6,797) of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

1077

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary by counterparty of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Barclays Capital, Inc.	$(133,187,009)	$133,398,309	$211,300

(4)	Net Exposure respresents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,428,929,849
Long-term U.S. government debt securities	443,999,956

$1,872,929,805

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,511,931,473
Long-term U.S. government debt securities	521,792,198

$2,033,723,671

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,413,213
Aggregate gross unrealized depreciation	(6,551,273)

Net unrealized depreciation	$(138,060)

Federal income tax cost of investments	$2,027,736,136

See Notes to Financial Statements.

1078

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $2,027,626,215)	$2,027,598,076
Cash	6,495,085
Foreign cash (Cost $1)	1
Cash held as collateral at broker	797,000
Dividends, interest and other receivables	7,143,822
Receivable from Separate Accounts for Trust shares sold	281,296
Receivable for securities sold	57,019
Other assets	6,919

Total assets	2,042,379,218

LIABILITIES
Payable for sale-buyback financing transactions	133,187,009
Investment management fees payable	816,838
Payable to Separate Accounts for Trust shares redeemed	524,773
Due to broker for futures variation margin	280,939
Administrative fees payable	164,396
Distribution fees payable – Class IB	29,897
Distribution fees payable – Class IA	9,475
Payable for securities purchased	790
Trustees’ fees payable	727
Securities sold short (Proceeds received $—)	507
Other liabilities	127,657
Accrued expenses	425,672

Total liabilities	135,568,680

NET ASSETS	$1,906,810,538

Net assets were comprised of:
Paid in capital	$2,178,479,454
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments and futures	(270,868,369)
Net unrealized appreciation (depreciation) on investments, securities sold short and futures	(800,547)

Net assets	$1,906,810,538

Class IA
Net asset value, offering and redemption price per share, $44,547,693 / 4,523,173 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

Class IB
Net asset value, offering and redemption price per share, $140,708,178 / 14,263,988 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.86

Class K
Net asset value, offering and redemption price per share, $1,721,554,667 / 174,805,809 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$19,918,992

EXPENSES
Investment management fees	9,805,566
Administrative fees	2,099,061
Distribution fees – Class IB	366,878
Printing and mailing expenses	146,820
Distribution fees – Class IA	114,726
Professional fees	86,858
Custodian fees	74,499
Trustees’ fees	52,372
Interest expense	43,427
Miscellaneous	95,286

Gross expenses	12,885,493
Less: Waiver from investment manager	(36,513)

Net expenses	12,848,980

NET INVESTMENT INCOME (LOSS)	7,070,012

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(774,173)
Futures	(1,229,565)

Net realized gain (loss)	(2,003,738)

Change in unrealized appreciation (depreciation) on:
Investments	(1,034,060)
Futures	(644,245)
Securities sold short	(124)

Net change in unrealized appreciation (depreciation)	(1,678,429)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,682,167)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,387,845

See Notes to Financial Statements.

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,070,012	$20,262,518
Net realized gain (loss) on investments and futures	(2,003,738)	(4,129,783)
Net change in unrealized appreciation (depreciation) on investments, securities sold short and futures	(1,678,429)	(11,678,055)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,387,845	4,454,680

DIVIDENDS:
Dividends from net investment income
Class IA	(175,204)	(351,274)
Class IB	(551,252)	(1,103,235)
Class K	(11,106,489)	(19,777,346)

TOTAL DIVIDENDS:	(11,832,945)	(21,231,855)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,258,899 and 1,778,460 shares, respectively ]	12,475,909	17,722,376
Capital shares issued in reinvestment of dividends [ 17,780 and 35,470 shares, respectively ]	175,204	351,274
Capital shares repurchased [ (1,578,671) and (1,934,349) shares, respectively ]	(15,642,800)	(19,274,705)

Total Class IA transactions	(2,991,687)	(1,201,055)

Class IB
Capital shares sold [ 1,830,798 and 8,669,827 shares, respectively ]	18,168,335	86,519,880
Capital shares issued in reinvestment of dividends [ 55,854 and 111,222 shares, respectively ]	551,252	1,103,235
Capital shares repurchased [ (2,769,652) and (20,754,805) shares, respectively ]	(27,485,866)	(207,186,608)
Capital shares repurchased in-kind (Note 9)[ 0 and (95,544,275) shares, respectively ]	—	(952,138,686)

Total Class IB transactions	(8,766,279)	(1,071,702,179)

Class K
Capital shares sold [ 6,518,906 and 34,279,702 shares, respectively ]	64,638,460	342,343,912
Capital shares issued in reinvestment of dividends [ 1,127,433 and 1,997,278 shares, respectively ]	11,106,489	19,777,346
Capital shares repurchased [ (34,386,390) and (29,674,453) shares, respectively ]	(341,059,337)	(296,122,910)

Total Class K transactions	(265,314,388)	65,998,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(277,072,354)	(1,006,904,886)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(285,517,454)	(1,023,682,061)
NET ASSETS:
Beginning of year	2,192,327,992	3,216,010,053

End of year (a)	$1,906,810,538	$2,192,327,992

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$690,806

See Notes to Financial Statements.

1080

EQ ADVISORS TRUST

EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.90	$9.97	$9.88	$9.95	$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.05	0.05	0.07	0.06
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.02)	(0.05)	0.10	(0.06)	0.05

Total from investment operations	(0.01)	— #	0.15	0.01	0.11

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	(0.08)	(0.06)

Net asset value, end of year	$9.85	$9.90	$9.97	$9.88	$9.95

Total return	(0.11)%	0.03%	1.48%	0.07%	1.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$44,548	$47,750	$49,291	$48,992	$1,541,074
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.84%	0.58%	0.62%
Before waivers	0.85%	0.85%	0.84%	0.58%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers	0.12%	0.54%	0.51%	0.70%	0.58%
Before waivers	0.12%	0.54%	0.51%	0.70%	0.58%
Portfolio turnover rate^	100%	475%	189%	210%	206%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.91	$9.98	$9.89	$9.96	$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.06	0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.02)	(0.06)	0.10	(0.06)	0.05

Total from investment operations	(0.01)	— #	0.15	(0.02)	0.08

Less distributions:
Dividends from net investment income	(0.04)	(0.07)	(0.06)	(0.05)	(0.03)

Net asset value, end of year	$9.86	$9.91	$9.98	$9.89	$9.96

Total return	(0.11)%	0.03%	1.48%	(0.18)%	0.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$140,708	$150,135	$1,223,829	$1,356,452	$1,525,237
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.84%	0.83%	0.87%
Before waivers	0.85%	0.85%	0.84%	0.83%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers	0.06%	0.64%	0.50%	0.45%	0.33%
Before waivers	0.05%	0.64%	0.50%	0.45%	0.33%
Portfolio turnover rate^	100%	475%	189%	210%	206%

See Notes to Financial Statements.

1081

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.90	$9.97	$9.88	$9.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(0.03)	(0.05)	0.09	(0.03)

Total from investment operations	0.01	0.03	0.17	(0.01)

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.08)	(0.07)

Net asset value, end of period	$9.85	$9.90	$9.97	$9.88

Total return (b)	0.14%	0.28%	1.74%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,721,555	$1,994,443	$1,942,891	$1,950,832
Ratio of expenses to average net assets:
After waivers (a)	0.60%	0.60%	0.59%	0.58%
Before waivers (a)	0.60%	0.60%	0.59%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.37%	0.79%	0.75%	0.71%
Before waivers (a)	0.37%	0.79%	0.75%	0.71%
Portfolio turnover rate^	100%	475%	189%	210%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1082

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.95%	2.20%	2.17%
Portfolio – Class IB Shares	2.96	2.11	1.99
Portfolio – Class K Shares***	N/A	N/A	2.12
Barclays U.S. Intermediate Government Bond Index	2.52	2.78	3.76
*** Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IA shares returned 2.95% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government Bond Index, returned 2.52% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Security selection in the Corporate and Mortgage sectors was positive for performance.

•	An overweight relative to the benchmark in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to performance for the year.

•	An allocation to non-Agency mortgages was positive, as they continued to benefit from an ongoing housing recovery.

•	Holdings of Build America Bonds (BABs) also contributed, as they outperformed like-duration Treasuries.

•	Currency positioning, specifically long U.S. dollar positions versus the euro as it weakened relative to the U.S. dollar, added to performance.

What hurt performance during the year:

•	An underweight to the long-end of the U.S. yield curve was detrimental, as longer maturity yields declined.

•	Holdings of Treasury Inflation-Protected Securities (TIPS) as inflation detracted as expectations declined.

•	Tactical allocations to select developed European rates that rose detracted as well.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	4.59
Weighted Average Coupon (%)	2.54
Weighted Average Modified Duration (Years)*	4.09
Weighted Average Rating**	AA	+

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	85.8%
Corporate Bonds	7.9
Asset-Backed and Mortgage-Backed Securities	6.4
Preferred Stocks	0.0 #
Equities & Warrants	0.0 #
Cash and Other	(0.1)

Total	100.0%

# Less than 0.05%

1083

EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,007.89	$4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class IB
Actual	1,000.00	1,007.90	4.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.90	4.35
Class K
Actual	1,000.00	1,010.45	2.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.39	2.85

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.85%, 0.85% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (6.4%)
Asset-Backed Securities (2.2%)
ACAS CLO Ltd., Series 2007-1A A1S 0.441%, 4/20/21 (l)§		$836,667	$832,163
Aircraft Certificate Owner Trust, Series 2003-1A E 7.001%, 9/20/22§†		873,579	917,275
Ally Master Owner Trust, Series 2012-4 A 1.720%, 7/15/19		620,000	621,890
Series 2013-1 A2 1.000%, 2/15/18		875,000	876,077
American Express Credit Account Master Trust,
Series 2014-2 A 1.260%, 1/15/20		194,000	193,834
AmeriCredit Automobile Receivables Trust,
Series 2011-3 D 4.040%, 7/10/17		400,000	410,118
Series 2012-3 A3 0.960%, 1/9/17		195,185	195,268
Series 2013-3 A3 0.920%, 4/9/18		825,000	825,533
Series 2013-4 A3 0.960%, 4/9/18		325,000	325,417
Series 2013-5 A2A 0.650%, 3/8/17		88,831	88,870
Apidos Quattro CDO, Series 2006-QA A 0.481%, 1/20/19 (l)§		646,836	644,512
ARI Fleet Lease Trust, Series 2014-A A2 0.810%, 11/15/22§		175,472	175,009
Avis Budget Rental Car Funding AESOP LLC,
Series 2013-2A A 2.970%, 2/20/20§		821,000	843,518
Series 2014-1A A 2.460%, 7/20/20§		229,000	228,859
Babson CLO, Inc., Series 2007-1A A1 0.456%, 1/18/21 (l)§		749,741	748,719
Barclays Dryrock Issuance Trust, Series 2014-2 A 0.501%, 3/16/20 (l)		254,000	254,001
Series 2014-3 A 2.410%, 7/15/22		475,000	479,450
Cabela’s Credit Card Master Note Trust,
Series 2013-1A A 2.710%, 2/17/26 (b)§		615,000	611,098
Series 2014-1 A 0.511%, 3/16/20 (l)		200,000	199,691
Capital Auto Receivables Trust, Series 2013-3 A2 1.040%, 11/21/16		670,000	671,319
Series 2014-1 B 2.220%, 1/22/19		100,000	100,878
CarMax Auto Owner Trust, Series 2012-1 A3 0.890%, 9/15/16		159,253	159,407
Chrysler Capital Auto Receivables Trust,
Series 2014-BA A2 0.690%, 9/15/17§		629,000	628,898
CIT Equipment Collateral, Series 2013-VT1 A3 1.130%, 7/20/20§		485,204	485,959
Series 2014-VT1 A2 0.860%, 5/22/17 (b)§		442,000	441,972
CNH Equipment Trust, Series 2014-B A4 1.610%, 5/17/21		147,479	147,053
CPS Auto Receivables Trust, Series 2013-B A 1.820%, 9/15/20§		250,510	251,228
Series 2014-B A 1.110%, 11/15/18§		190,277	189,718
Discover Card Master Trust, Series 2012-A3 A 0.860%, 11/15/17		406,000	406,592
Dryden XXII Senior Loan Fund,
Series 2011-22A A1R 1.401%, 1/15/22 (l)§		1,000,000	995,263
EFS Volunteer LLC, Series 2010-1 A1 1.084%, 10/26/26 (l)§		413,775	415,741
Enterprise Fleet Financing LLC,
Series 2014-1 A2 0.870%, 9/20/19§		241,080	240,927
Series 2014-2 A2 1.050%, 3/20/20§		362,000	361,538
Exeter Automobile Receivables Trust,
Series 2012-2A A 1.300%, 6/15/17§		57,346	57,375
Series 2013-1A A 1.290%, 10/16/17§		88,262	88,369
Series 2014-1A A 1.290%, 5/15/18§		124,042	124,115
Series 2014-2A A 1.060%, 8/15/18§		114,330	114,091
Fifth Third Auto Trust 2014-3, Series 2014-3 A4 1.470%, 5/17/21		374,000	371,535
First National Master Note Trust,
Series 2013-2 A 0.691%, 10/15/19 (l)		385,000	385,899
Flagship Credit Auto Trust, Series 2013-1 A 1.320%, 4/16/18 (b)§		101,196	101,283
Ford Auto Securitization Trust, Series 2013-R1A A2 1.676%, 9/15/16 (b)§	CAD	196,343	169,197
Ford Credit Auto Owner Trust, Series 2012-D B 1.010%, 5/15/18		$210,000	208,613
Series 2014-2 A 2.310%, 4/15/26§		412,000	413,752
Ford Credit Floorplan Master Owner Trust,
Series 2013-1 A1 0.850%, 1/15/18		389,000	389,117
Series 2014-1 A1 1.200%, 2/15/19		410,000	408,672

See Notes to Financial Statements.

1085

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
Franklin Clo V Ltd., Series 5A A2 0.501%, 6/15/18 (l)§		$105,334	$104,973
GE Dealer Floorplan Master Note Trust,
Series 2012-4 A 0.605%, 10/20/17 (l)		357,000	357,483
Series 2014-1 A 0.545%, 7/20/19 (l)		466,000	466,000
GE Equipment Small Ticket LLC,
Series 2014-1A A2 0.590%, 8/24/16§		362,305	362,281
Gracechurch Card Funding plc, Series 2012-1A A1 0.861%, 2/15/17 (l)§		725,000	725,286
Hertz Fleet Lease Funding LP, Series 2013-3 A 0.712%, 12/10/27 (l)§		471,000	471,568
Hertz Vehicle Financing LLC, Series 2013-1A A1 1.120%, 8/25/17 (b)§		430,000	429,774
Series 2013-1A A2 1.830%, 8/25/19§		1,140,000	1,124,204
Landmark VII CDO Ltd., Series 2006-7A A1L 0.506%, 7/15/18 (l)§		7,357	7,356
Landmark VIII CLO Ltd., Series 2006-8A A1 0.471%, 10/19/20 (l)§		1,418,685	1,414,307
Lockwood Grove CLO Ltd., Series 2014-1A A1 1.603%, 1/25/24 (l)§		1,700,000	1,700,000
Malin CLO B.V., Series 2007-1X A1 0.276%, 5/7/23 (l)(m)	EUR	1,708,563	2,050,080
Mercedes-Benz Auto Lease Trust,
Series 2013-A A3 0.590%, 2/15/16		$261,178	261,260
Mercedes-Benz Master Owner Trust,
Series 2012-AA A 0.790%, 11/15/17§		991,000	991,321
Navistar Financial Dealer Note Master Owner Trust II,
Series 2014-1 A 0.919%, 10/25/19 (l)§		321,000	321,000
NCF Dealer Floorplan Master Trust,
Series 2014-1A A 1.665%, 10/20/20 (l)§		446,000	446,001
RASC Trust, Series 2003-KS3 A2 0.770%, 5/25/33 (l)		33,343	30,990
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.670%, 12/25/33 (l)		69,283	66,524
Santander Drive Auto Receivables Trust,
Series 2013-4 A3 1.110%, 12/15/17		642,178	643,432
Series 2013-5 A2A 0.640%, 4/17/17		62,468	62,480
Series 2014-2 A3 0.800%, 4/16/18		390,000	389,609
SBA Tower Trust, Series 2014-1A C 2.898%, 10/15/19 (b)§		351,000	351,920
SLM Student Loan Trust, Series 2008-9 A 1.734%, 4/25/23 (l)		6,298,919	6,482,203
Synchrony Credit Card Master Note Trust,
Series 2012-2 A 2.220%, 1/15/22		526,000	527,270
Volkswagen Auto Loan Enhanced Trust,
Series 2014-1 A3 0.910%, 10/22/18		530,000	527,755
World Financial Network Credit Card Master Trust,
Series 2012-B A 1.760%, 5/17/21		430,000	431,895
Series 2013-A A 1.610%, 12/15/21		301,000	298,982
Series 2014-A A 0.541%, 12/15/19 (l)		375,000	375,682

			39,221,449

Non-Agency CMO (4.2%)
Adjustable Rate Mortgage Trust, Series 2005-5 2A1 2.758%, 9/25/35 (l)		335,249	306,350
Alternative Loan Trust, Series 2006-OA22 A1 0.330%, 2/25/47 (l)		303,304	260,746
Series 2006-OA6 1A2 0.380%, 7/25/46 (l)		109,132	90,034
Series 2007-OH1 A1D 0.380%, 4/25/47 (l)		197,536	151,543
American Home Mortgage Investment Trust,
Series 2004-3 5A 2.069%, 10/25/34 (l)		68,708	67,100
Banc of America Commercial Mortgage, Inc.,
Series 2007-4 A1A 5.774%, 2/10/51 (l)		676,202	737,499
Banc of America Funding Corp., Series 2004-A 1A3 2.632%, 9/20/34 (l)		123,843	122,547
Series 2006-H 4A2 5.406%, 9/20/46 (l)		626,529	530,825
Series 2006-J 4A1 2.799%, 1/20/47 (l)		30,670	24,480
Banc of America Re-Remic Trust, Series 2009-UB1 A4A 5.588%, 6/24/50 (l)§		1,527,238	1,622,416
BCAP LLC Trust, Series 2013-RR1 10A2 12.415%, 10/26/36 (l)§		867,736	804,255
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-9 2A1 2.786%, 2/25/34 (l)		139,313	136,788
Bear Stearns Alt-A Trust, Series 2005-7 22A1 2.612%, 9/25/35 (l)		457,153	404,740
Series 2006-4 21A1 2.461%, 8/25/36 (l)		114,685	82,115
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 2.591%, 1/26/36 (l)		190,856	155,969
BHMS Mortgage Trust, Series 2014-ATLS AFX 3.601%, 7/5/33§		450,000	453,756

See Notes to Financial Statements.

1086

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
Carefree Portfolio Trust, Series 2014-CARE A 1.485%, 11/15/19 (l)(b)§		$237,000	$236,078
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35 (b)§		630,000	644,951
Citigroup Commercial Mortgage Trust,
Series 2006-C4 A1A 5.771%, 3/15/49 (l)		326,495	342,150
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 2.552%, 5/25/35 (l)		160,395	156,799
Series 2005-3 2A2A 2.556%, 8/25/35 (l)		66,137	64,665
Series 2006-AR1 1A1 2.500%, 10/25/35 (l)		2,034,234	1,967,172
Series 2009-7 5A2 5.500%, 12/25/35§		639,069	493,063
Commercial Mortgage Trust, Series 2010-C1 A1 3.156%, 7/10/46§		5,062,556	5,113,308
Series 2013-CR6 A2 2.122%, 3/10/46		1,255,000	1,267,192
Series 2013-SFS A1 1.873%, 4/12/35 (b)§		275,842	269,864
Series 2014-KYO A 1.059%, 6/11/27 (l)§		298,070	297,096
Series 2014-SAVA A 1.311%, 6/15/34 (b)(l)§		266,188	265,619
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12 11A1 2.589%, 8/25/34 (l)		12,857	11,790
Series 2005-11 3A1 2.435%, 4/25/35 (l)		189,430	168,837
Series 2005-2 1A1 0.489%, 3/25/35 (l)		122,449	93,876
Credit Suisse Mortgage Capital Certificates,
Series 2006-6 1A8 6.000%, 7/25/36		1,110,139	870,745
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§		3,372,675	3,605,686
Series 2010-RR1 3A 5.547%, 6/10/49 (l)§		3,372,675	3,569,083
Series 2010-RR7 2A 5.467%, 9/16/39 (l)§		1,624,264	1,691,654
CW Capital Cobalt Ltd., Series 2007-C3 A4 5.766%, 5/15/46 (l)		442,125	479,749
EMF-NL B.V., Series 2008-2X A2 1.081%, 7/17/41 (l)(m)	EUR	765,000	824,851
EMF-NL Prime B.V., Series 2008-APRX A2 0.881%, 4/17/41 (l)(m)		397,186	447,956
Extended Stay America Trust, Series 2013-ESFL A2FL 0.857%, 12/5/31 (l)§		$330,000	328,924
Series 2013-ESH7 A17 2.295%, 12/5/31§		425,000	419,695
Fannie Mae Connecticut Avenue Securities,
Series 2014-C04 2M1 2.269%, 11/25/24 (l)		527,536	527,164
Federal National Mortgage Association Connecticut Avenue Securities,
Series 2014-C01 M1 1.770%, 1/25/24 (l)		260,152	258,669
Series 2014-C03 1M1 1.370%, 7/25/24 (l)		161,810	160,036
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.511%, 11/15/31 (l)		173,369	157,274
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN2 M1 1.019%, 4/25/24 (l)		236,603	234,496
Series 2014-DN3 M2 2.570%, 8/25/24 (l)		489,000	487,183
Series 2014-HQ1 M2 2.669%, 8/25/24 (l)		290,000	284,980
Series 2014-HQ3 M2 2.819%, 10/25/24 (l)		485,000	480,807
Granite Master Issuer plc, Series 2006-3 A7 0.365%, 12/20/54 (l)		45,954	45,620
Series 2006-4 A6 0.345%, 12/20/54 (l)		125,889	124,948
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1 A1 2.786%, 10/25/33 (l)		153,758	157,201
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9 A2 5.381%, 3/10/39		444,244	444,502
Series 2007-GG9 A4 5.444%, 3/10/39		1,181,381	1,257,921
GS Mortgage Securities Corp. II, Series 2006-GG6 A4 5.553%, 4/10/38 (l)		797,000	823,183
Series 2010-C1 A2 4.592%, 8/10/43§		4,623,000	5,099,264
Series 2013-G1 A2 3.557%, 4/10/31 (b)(l)§		357,478	358,280
Series 2013-KING A 2.706%, 12/10/27§		632,198	639,129
GSR Mortgage Loan Trust, Series 2005-AR6 2A1 2.669%, 9/25/35 (l)		406,748	407,843
Series 2006-2F 2A13 5.750%, 2/25/36		801,863	779,775
Series 2006-AR2 2A1 2.574%, 4/25/36 (l)		314,485	289,296
HarborView Mortgage Loan Trust, Series 2006-12 2A2A 0.354%, 1/19/38 (l)		1,277,265	1,066,541
Series 2006-13 A 0.344%, 11/19/46 (l)		181,715	136,610
Impac CMB Trust, Series 2003-8 2A1 1.055%, 10/25/33 (l)		27,406	26,223
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 0.439%, 7/25/35 (l)		524,873	342,721
Indymac Index Mortgage Loan Trust, Series 2004-AR11 2A 2.525%, 12/25/34 (l)		16,637	14,915

See Notes to Financial Statements.

1087

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-LN2 A1A 4.838%, 7/15/41 (l)§	$121,903	$123,608
Series 2010-C2 A1 2.749%, 11/15/43§	389,019	393,568
Series 2014-INN A 1.081%, 6/15/29 (l)§	454,000	452,606
JP Morgan Mortgage Trust, Series 2006-A3 6A1 2.539%, 8/25/34 (l)	240,884	231,272
Series 2007-A1 3A3 2.581%, 7/25/35 (l)	254,437	253,596
Series 2007-S3 1A90 7.000%, 8/25/37	112,891	99,767
LB-UBS Commercial Mortgage Trust,
Series 2007-C1 A4 5.424%, 2/15/40	2,476,677	2,642,558
Lehman XS Trust, Series 2006-4N A1C1 0.399%, 4/25/46 (l)	399,607	300,099
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 1.832%, 12/25/32 (l)	58,475	57,878
Series 2005-2 3A 1.156%, 10/25/35 (l)	127,147	113,458
Series 2005-A10 A 0.380%, 2/25/36 (l)	855,668	756,210
Series 2006-C2 A1A 5.739%, 8/12/43 (l)	397,605	422,285
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2006-4 A1A 5.166%, 12/12/49	701,399	740,015
Morgan Stanley Capital I, Inc., Series 1998-HF2 J 6.010%, 11/15/30§	3,652,004	3,808,161
Series 2007-IQ14 A2FX 5.610%, 4/15/49	300,426	301,979
Morgan Stanley Re-Remic Trust, Series 2009-GG10 A4A 5.796%, 8/12/45 (l)§	1,300,296	1,393,681
Motel 6 Trust, Series 2012-MTL6 A2 1.948%, 10/5/25§	523,000	522,277
OBP Depositor LLC Trust, Series 2010-OBP A 4.646%, 7/15/45§	4,590,000	5,084,839
PFP III Ltd., Series 2014-1 A 1.331%, 6/14/31 (l)§	225,261	224,592
RBSCF Trust, Series 2009-RR1 JPA 6.068%, 9/17/39 (l)§	328,253	356,299
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§	1,874,044	1,963,948
Series 2010-RR4 CMLA 6.040%, 12/16/49 (l)§	917,666	970,258
Residential Accredit Loans, Inc., Series 2006-QA6 A1 0.360%, 7/25/36 (l)	1,578,071	1,124,163
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36	35,027	29,482
Resource Capital Corp. Ltd., Series 2014-CRE2 A 1.212%, 4/15/32 (l)§	203,500	203,277
Selkirk No. 1 Ltd., Series 1 A 1.329%, 2/20/41§	767,947	761,282
Sequoia Mortgage Trust, Series 10 2A1 0.925%, 10/20/27 (l)	12,946	11,835
Series 2003-4 2A1 0.515%, 7/20/33 (l)	54,680	51,493
Starwood Retail Property Trust, Series 2014-STAR A 1.381%, 11/15/27 (l)§	268,387	268,013
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.414%, 7/19/35 (l)	269,205	237,270
Series 2006-AR3 12A1 0.390%, 5/25/36 (l)	763,452	588,271
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3 A4 3.091%, 8/10/49	238,265	241,829
Series 2012-C4 A5 2.850%, 12/10/45	465,583	464,105
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C23 A5 5.416%, 1/15/45 (l)	858,000	890,108
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.513%, 8/25/42 (l)	50,398	49,215
Series 2003-AR1 A5 2.143%, 3/25/33 (l)	267,360	265,683
Series 2005-AR17 A1A1 0.439%, 12/25/45 (l)	94,643	89,622
Series 2006-AR14 1A4 1.957%, 11/25/36 (l)	1,127,961	982,276
Series 2006-AR9 1A 1.113%, 8/25/46 (l)	402,198	349,962
Series 2007-OA1 A1A 0.813%, 2/25/47 (l)	428,233	351,195
WF-RBS Commercial Mortgage Trust,
Series 2013-C14 A5 3.337%, 6/15/46	569,160	586,824
Series 2014-C20 A2 3.036%, 5/15/47	237,299	244,846

		73,190,252

Total Asset-Backed and Mortgage-Backed Securities		112,411,701

Corporate Bonds (7.9%)
Consumer Discretionary (0.3%)
Auto Components (0.1%)
Dana Holding Corp. 6.000%, 9/15/23	89,000	92,115
Goodyear Tire & Rubber Co. 8.250%, 8/15/20	82,000	86,920
Schaeffler Holding Finance B.V. 6.875%, 8/15/18 PIK§	900,000	938,250

		1,117,285

See Notes to Financial Statements.

1088

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
Automobiles (0.0%)
General Motors Co. 3.500%, 10/2/18		$180,000	$182,617

Hotels, Restaurants & Leisure (0.0%)
MCE Finance Ltd. 5.000%, 2/15/21§		240,000	223,200
Sabre GLBL, Inc. 8.500%, 5/15/19§		160,000	171,600

			394,800

Household Durables (0.0%)
KB Home 4.750%, 5/15/19 (b)		147,000	144,795

Media (0.2%)
21st Century Fox America, Inc. 4.000%, 10/1/23		103,000	109,536
6.150%, 2/15/41		220,000	282,351
CBS Corp. 5.750%, 4/15/20		193,000	219,878
CSC Holdings LLC 8.625%, 2/15/19		62,000	72,230
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
4.600%, 2/15/21		335,000	360,051
5.000%, 3/1/21		80,000	87,779
3.800%, 3/15/22		123,000	125,484
4.450%, 4/1/24		172,000	181,112
Numericable-SFR 5.375%, 5/15/22 (b)§	EUR	225,000	280,456
Omnicom Group, Inc. 3.625%, 5/1/22		$240,000	246,458
Sirius XM Radio, Inc. 4.625%, 5/15/23§		249,000	233,438
Time Warner Cable, Inc. 5.000%, 2/1/20		167,000	183,290
Time Warner, Inc. 3.400%, 6/15/22		76,000	76,760
7.625%, 4/15/31		157,000	219,297
Univision Communications, Inc.
6.875%, 5/15/19§		138,000	143,699
Viacom, Inc. 5.625%, 9/15/19		108,000	121,682
3.875%, 4/1/24		135,000	135,309

			3,078,810

Total Consumer Discretionary			4,918,307

Consumer Staples (0.2%)
Food & Staples Retailing (0.1%)
CVS Pass-Through Trust 5.789%, 1/10/26§		347,064	391,209
Kroger Co. 3.400%, 4/15/22		426,000	433,295
Walgreens Boots Alliance, Inc. 3.800%, 11/18/24		440,000	448,527

			1,273,031

Food Products (0.1%)
Grupo Bimbo S.A.B. de C.V. 3.875%, 6/27/24§		236,000	234,348
HJ Heinz Co. 3.500%, 6/5/20		859,392	852,793
Marfrig Overseas Ltd. 9.500%, 5/4/20§		245,000	248,675
Tyson Foods, Inc. 2.650%, 8/15/19		87,000	88,073
3.950%, 8/15/24		277,000	286,494

			1,710,383

Tobacco (0.0%)
Altria Group, Inc. 2.625%, 1/14/20		440,000	441,083
Reynolds American, Inc. 3.250%, 11/1/22		295,000	287,285

			728,368

Total Consumer Staples			3,711,782

Energy (0.6%)
Energy Equipment & Services (0.0%)
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43		129,000	109,246
Nabors Industries, Inc. 5.100%, 9/15/23		295,000	278,956
Paragon Offshore plc 6.750%, 7/15/22§		24,000	14,280
7.250%, 8/15/24§		153,000	91,035
Transocean, Inc. 6.500%, 11/15/20		290,000	273,725
6.375%, 12/15/21		2,000	1,833
Weatherford International Ltd. 9.625%, 3/1/19		330,000	388,529

			1,157,604

Oil, Gas & Consumable Fuels (0.6%)
Access Midstream Partners LP/ACMP Finance Corp.
4.875%, 3/15/24		152,000	153,900
California Resources Corp. 5.500%, 9/15/21§		118,000	100,890
CNOOC Finance 2013 Ltd. 3.000%, 5/9/23		388,000	366,714
Ecopetrol S.A. 5.875%, 5/28/45		108,000	99,900
Encana Corp. 3.900%, 11/15/21		165,000	162,407
Energy Transfer Partners LP 6.700%, 7/1/18		353,000	395,874
7.500%, 7/1/38		212,000	260,195
Kinder Morgan Energy Partners LP 4.150%, 3/1/22		193,000	194,131
3.950%, 9/1/22		624,000	615,505
Korea National Oil Corp. 3.125%, 4/3/17§		710,000	729,963
Noble Energy, Inc. 8.250%, 3/1/19		575,000	690,889
3.900%, 11/15/24		234,000	229,959
Noble Holding International Ltd.
4.900%, 8/1/20		56,000	52,721
3.950%, 3/15/22		224,000	194,651
Petrobras International Finance Co. S.A.
5.750%, 1/20/20		673,000	649,176
Petroleos Mexicanos 3.500%, 7/18/18		280,000	282,800
3.500%, 1/30/23		110,000	105,050

See Notes to Financial Statements.

1089

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
Reliance Holdings USA, Inc. 5.400%, 2/14/22§		$380,000	$414,561
Sinopec Group Overseas Development Ltd.
4.375%, 4/10/24 (m)		2,200,000	2,294,320
4.375%, 4/10/24§		200,000	208,575
SM Energy Co. Series WI 6.500%, 1/1/23		16,000	15,440
Southwestern Energy Co. 7.500%, 2/1/18		127,000	143,511
4.100%, 3/15/22		408,000	399,490
Sunoco Logistics Partners Operations LP
5.300%, 4/1/44		445,000	447,122
TransCanada PipeLines Ltd. 6.350%, 5/15/67 (l)		519,000	503,430
Williams Partners LP 4.125%, 11/15/20		172,000	175,120
Williams Partners LP/Williams Partners Finance Corp.
7.250%, 2/1/17		146,000	160,967

			10,047,261

Total Energy			11,204,865

Financials (4.1%)
Banks (2.0%)
ABN AMRO Bank N.V. 4.310%, 12/31/49 (l)	EUR	114,000	139,684
Banco do Brasil S.A./Cayman Islands
4.500%, 1/22/15§		$132,000	132,058
Banco Santander S.A./Chile 1.831%, 1/19/16 (l)§		5,831,000	5,845,577
Bank of America Corp. 0.691%, 1/15/15 (l)		447,000	447,036
5.750%, 12/1/17		200,000	221,191
5.650%, 5/1/18		1,215,000	1,350,737
4.875%, 4/1/44		336,000	370,517
6.500%, 12/31/49 (l)		179,000	182,401
Bank of Ireland 2.080%, 9/22/15 (b)(l)	CAD	160,000	133,586
Barclays Bank plc 6.625%, 3/30/22 (b)(m)	EUR	115,000	179,209
7.750%, 4/10/23 (l)		$355,000	384,997
6.860%, 12/31/49 (l)§		51,000	55,845
BNP Paribas S.A. 5.186%, 12/31/49 (l)§		148,000	148,303
CIT Group, Inc. 5.250%, 3/15/18		500,000	521,250
5.500%, 2/15/19§		400,000	421,600
Citigroup, Inc. 6.000%, 8/15/17		274,000	303,543
3.750%, 6/16/24		535,000	546,492
Compass Bank 5.500%, 4/1/20		543,000	593,566
DNB Bank ASA 3.200%, 4/3/17§		3,367,000	3,486,855
Intesa Sanpaolo S.p.A. 5.017%, 6/26/24§		240,000	233,424
JPMorgan Chase & Co. 3.700%, 1/20/15		447,000	447,728
3.150%, 7/5/16		581,000	598,948
6.300%, 4/23/19		89,000	103,268
JPMorgan Chase Bank N.A. 0.784%, 5/31/17 (l)	EUR	2,800,000	3,349,177
6.000%, 10/1/17		$3,570,000	3,961,070
4.375%, 11/30/21 (l)(m)	EUR	250,000	317,638
KfW 6.250%, 5/19/21	AUD	4,935,000	4,756,801
Landwirtschaftliche Rentenbank
5.125%, 2/1/17		$306,000	332,402
Mizuho Financial Group Cayman 3 Ltd.
4.600%, 3/27/24§		287,000	298,539
National Capital Trust II/Delaware
5.486%, 12/31/49 (l)§		181,000	182,357
Nordea Bank AB
6.125%, 12/31/49 (l)§		200,000	198,000
Novo Banco S.A. 5.000%, 4/23/19	EUR	300,000	353,940
5.000%, 5/21/19		800,000	943,839
5.000%, 5/23/19		300,000	352,124
Rabobank Capital Funding Trust III
5.254%, 12/29/49 (l)§		$215,000	223,062
Royal Bank of Scotland Group plc
5.050%, 1/8/15		1,339,000	1,339,988
Royal Bank of Scotland plc
9.500%, 3/16/22 (l)(m)		450,000	514,125
Skandinaviska Enskilda Banken AB
5.471%, 12/31/49 (l)§		215,000	216,075
Societe Generale S.A.
4.196%, 12/31/49 (l)	EUR	116,000	140,590
5.922%, 12/31/49 (l)§		$100,000	103,173
Standard Chartered plc
4.000%, 7/12/22 (b)(l)(m)		630,000	645,750
UniCredit Luxembourg Finance S.A.
6.000%, 10/31/17§		175,000	186,316
Wells Fargo Bank N.A.
6.180%, 2/15/36		250,000	317,549

			35,580,330

Capital Markets (0.6%)
Credit Suisse AG/New York
6.500%, 8/8/23§		346,000	381,119
Goldman Sachs Group, Inc.
5.125%, 1/15/15		1,912,000	1,915,305
0.429%, 5/18/15 (l)	EUR	50,000	60,538
3.700%, 8/1/15		$134,000	136,085
0.697%, 3/22/16 (l)		939,000	936,735
6.250%, 9/1/17		581,000	645,210
7.500%, 2/15/19		829,000	991,528
6.000%, 6/15/20		494,000	570,783
5.750%, 1/24/22		310,000	358,736
3.850%, 7/8/24		315,000	322,851
Hutchison Whampoa International Ltd.
1.625%, 10/31/17§		213,000	211,179
Israel Electric Corp. Ltd.
5.000%, 11/12/24 (m)		231,000	233,887
Macquarie Bank Ltd.
5.000%, 2/22/17§		146,000	156,361
Macquarie Group Ltd.
4.875%, 8/10/17§		371,000	395,994
Morgan Stanley
6.000%, 4/28/15		29,000	29,464
5.625%, 9/23/19		162,000	182,799
5.500%, 7/24/20		276,000	312,545

See Notes to Financial Statements.

1090

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
SteelRiver Transmission Co. LLC
4.710%, 6/30/17§		$1,410,188	$1,468,319
UBS AG/Connecticut
7.625%, 8/17/22 (b)		260,000	306,150

			9,615,588

Consumer Finance (0.5%)
AerCap Aviation Solutions B.V.
6.375%, 5/30/17		200,000	210,500
AGFC Capital Trust I
6.000%, 1/15/67 (l)§		1,070,000	788,547
Ally Financial, Inc.
8.300%, 2/12/15		1,782,000	1,791,422
4.625%, 6/26/15		800,000	809,000
3.125%, 1/15/16		500,000	503,125
3.500%, 7/18/16		900,000	907,875
2.750%, 1/30/17		800,000	797,520
5.500%, 2/15/17		400,000	420,500
3.250%, 9/29/17		400,000	401,240
8.000%, 3/15/20		322,000	379,960
American Express Co.
6.150%, 8/28/17		637,000	710,346
Ford Motor Credit Co. LLC
3.875%, 1/15/15		619,000	619,761
5.875%, 8/2/21		700,000	809,742

			9,149,538

Diversified Financial Services (0.7%)
Bank of America N.A.
0.521%, 6/15/16 (l)		1,084,000	1,076,641
0.541%, 6/15/17 (l)		1,100,000	1,083,936
Countrywide Financial Corp.
6.250%, 5/15/16		232,000	246,119
Delos Finance Sarl, Term Loan
3.500%, 3/6/21		3,000,000	2,968,749
HBOS Capital Funding LP
4.939%, 12/31/49 (l)	EUR	367,000	444,133
LBG Capital No.1 plc
8.000%, 12/29/49 (l)(m)		$126,000	132,626
Murray Street Investment Trust I
4.647%, 3/9/17 (e)		3,561,000	3,758,585
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17		147,000	151,077
3.450%, 6/12/21		20,000	21,465
Nationwide Building Society
6.250%, 2/25/20§		372,000	436,837
Petronas Capital Ltd.
5.250%, 8/12/19§		785,000	867,580
Private Export Funding Corp.
4.950%, 11/15/15		147,000	152,494
1.375%, 2/15/17		92,000	92,483
4.375%, 3/15/19		20,000	22,052
2.050%, 11/15/22		79,000	76,070
Series T 4.550%, 5/15/15		167,000	169,529
Waha Aerospace B.V.
3.925%, 7/28/20§		669,000	699,105

			12,399,481

Insurance (0.2%)
Allied World Assurance Co. Holdings Ltd.
7.500%, 8/1/16		198,000	215,985
American International Group, Inc.
6.400%, 12/15/20		210,000	249,803
4.875%, 6/1/22		430,000	483,302
Dai-ichi Life Insurance Co., Ltd.
5.100%, 12/31/49 (l)§		217,000	225,680
Hartford Financial Services Group, Inc.
4.000%, 3/30/15		161,000	162,241
5.500%, 3/30/20		161,000	181,182
5.125%, 4/15/22		180,000	201,183
Lincoln National Corp.
8.750%, 7/1/19		178,000	222,319
MetLife Capital Trust IV
7.875%, 12/15/37§		192,000	245,040
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§		125,000	197,001
Prudential Financial, Inc.
5.625%, 6/15/43 (l)		440,000	452,100

			2,835,836

Real Estate Investment Trusts (REITs) (0.1%)
American Tower Corp.
5.050%, 9/1/20		613,000	663,463
HCP, Inc.
6.000%, 1/30/17		239,000	260,422
5.375%, 2/1/21		235,000	263,923
Health Care REIT, Inc.
6.200%, 6/1/16		258,000	275,404
5.250%, 1/15/22		210,000	232,489
Trust F/1401
5.250%, 12/15/24§		350,000	357,000

			2,052,701

Total Financials			71,633,474

Health Care (0.3%)
Biotechnology (0.0%)
Amgen, Inc.
6.150%, 6/1/18		19,000	21,655

Health Care Equipment & Supplies (0.1%)
Becton Dickinson and Co.
3.734%, 12/15/24		193,000	198,186
Medtronic, Inc.
3.500%, 3/15/25 (b)§		445,000	454,794

			652,980

Health Care Providers & Services (0.2%)
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		72,000	74,340
Fresenius Medical Care U.S. Finance, Inc.
6.875%, 7/15/17		447,000	488,348
HCA Holdings, Inc.
7.750%, 5/15/21		2,300,000	2,455,250
HCA, Inc., Term Loan
2.656%, 5/1/16		406,250	403,609

			3,421,547

Life Sciences Tools & Services (0.0%)
Thermo Fisher Scientific, Inc.
4.150%, 2/1/24		169,000	177,141

See Notes to Financial Statements.

1091

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
Pharmaceuticals (0.0%)
Actavis Funding SCS
3.850%, 6/15/24	$103,000	$103,588
Bayer U.S. Finance LLC
3.375%, 10/8/24§	211,000	214,648
Perrigo Finance plc
3.500%, 12/15/21	200,000	202,247

		520,483

Total Health Care		4,793,806

Industrials (0.3%)
Airlines (0.2%)
American Airlines, Inc.
7.000%, 1/31/18§	891,133	953,513
Continental Airlines, Inc.
4.750%, 1/12/21	556,781	595,411
Series 2010-1 B B 6.000%, 1/12/19	1,149,959	1,200,269
Southwest Airlines Co.
5.750%, 12/15/16	204,000	220,703
United Airlines, Inc.
Series 2009-2 A 9.750%, 1/15/17	229,884	252,730

		3,222,626

Building Products (0.0%)
Owens Corning, Inc.
6.500%, 12/1/16	26,000	28,324

Construction & Engineering (0.0%)
Odebrecht Finance Ltd.
5.250%, 6/27/29§	254,000	222,250

Industrial Conglomerates (0.0%)
Hutchison Whampoa International Ltd.
7.625%, 4/9/19 (m)	446,000	536,471

Road & Rail (0.0%)
Empresa de Transporte de Pasajeros Metro S.A.
4.750%, 2/4/24§	210,000	221,025
Hertz Corp.
6.750%, 4/15/19	157,000	162,495
Ryder System, Inc.
5.850%, 11/1/16	221,000	237,354

		620,874

Trading Companies & Distributors (0.1%)
Aviation Capital Group Corp.
7.125%, 10/15/20§	269,000	309,350
Doric Nimrod Air Finance Alpha Ltd.
5.125%, 11/30/22§	508,717	528,110
International Lease Finance Corp.
5.875%, 4/1/19	125,000	134,062

		971,522

Total Industrials		5,602,067

Information Technology (0.3%)
Communications Equipment (0.0%)
Motorola Solutions, Inc.
3.500%, 3/1/23	385,000	374,870

Internet Software & Services (0.2%)
Alibaba Group Holding Ltd.
3.600%, 11/28/24§	3,400,000	3,367,106

IT Services (0.0%)
Total System Services, Inc.
2.375%, 6/1/18	174,000	172,705
3.750%, 6/1/23	174,000	171,774

		344,479

Semiconductors & Semiconductor Equipment (0.1%)
KLA-Tencor Corp.
4.650%, 11/1/24	440,000	451,445

Technology Hardware, Storage & Peripherals (0.0%)
Hewlett-Packard Co.
4.650%, 12/9/21	130,000	138,507
Seagate HDD Cayman
4.750%, 1/1/25§	170,000	175,181

		313,688

Total Information Technology		4,851,588

Materials (0.2%)
Chemicals (0.1%)
Dow Chemical Co.
8.550%, 5/15/19	157,000	195,038
LyondellBasell Industries N.V.
5.750%, 4/15/24	540,000	618,711
NOVA Chemicals Corp.
5.250%, 8/1/23§	166,000	167,660
OCP S.A.
5.625%, 4/25/24§	395,000	412,775
Sociedad Quimica y Minera de Chile S.A.
3.625%, 4/3/23 (b)§	292,000	278,510

		1,672,694

Metals & Mining (0.1%)
Barrick Gold Corp.
4.100%, 5/1/23	55,000	53,372
Cia Minera Milpo SAA
4.625%, 3/28/23 (b)§	301,000	294,980
Glencore Funding LLC
4.125%, 5/30/23§	137,000	134,266
Minsur S.A.
6.250%, 2/7/24§	392,000	421,400
Novelis, Inc.
8.375%, 12/15/17	39,000	40,462
Vale S.A.
5.625%, 9/11/42	69,000	63,584
Yamana Gold, Inc.
4.950%, 7/15/24	366,000	356,987

		1,365,051

Paper & Forest Products (0.0%)
International Paper Co.
4.750%, 2/15/22	225,000	245,023
3.650%, 6/15/24	94,000	93,425

		338,448

Total Materials		3,376,193

Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
5.350%, 9/1/40	495,000	538,952

See Notes to Financial Statements.

1092

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
Deutsche Telekom International Finance B.V.
4.875%, 3/6/42§		$226,000	$241,348
Telefonica Emisiones S.A.U.
5.462%, 2/16/21		275,000	306,735
Verizon Communications, Inc.
1.771%, 9/15/16 (l)		900,000	916,594
2.500%, 9/15/16		480,000	490,270
1.991%, 9/14/18 (l)		300,000	312,703
3.650%, 9/14/18		900,000	953,054
4.500%, 9/15/20		600,000	647,596
3.500%, 11/1/24		583,000	568,983
3.850%, 11/1/42		221,000	198,088
6.550%, 9/15/43		323,000	412,952

			5,587,275

Wireless Telecommunication Services (0.1%)
Comcel Trust via Comunicaciones Celulares S.A.
6.875%, 2/6/24§		200,000	209,000
Rogers Communications, Inc.
4.000%, 6/6/22	CAD	63,000	57,235
SoftBank Corp.
4.500%, 4/15/20§		$1,000,000	992,500
Sprint Corp.
7.875%, 9/15/23		240,000	236,928

			1,495,663

Total Telecommunication Services			7,082,938

Utilities (1.2%)
Electric Utilities (0.1%)
Entergy Arkansas, Inc.
3.750%, 2/15/21		1,530,000	1,622,599
Korea Electric Power Corp.
3.000%, 10/5/15§		894,000	906,340

			2,528,939

Gas Utilities (0.0%)
Talent Yield Investments Ltd.
4.500%, 4/25/22§		445,000	466,921

Independent Power and Renewable Electricity Producers (1.1%)
AES Corp.
7.375%, 7/1/21		160,000	180,900
Constellation Energy Group, Inc.
5.150%, 12/1/20		139,000	153,742
Exelon Generation Co. LLC
4.250%, 6/15/22		176,000	182,739
NRG Energy, Inc.
7.625%, 1/15/18		1,180,000	1,295,050
6.250%, 5/1/24§		122,000	124,135
Tennessee Valley Authority
4.375%, 6/15/15		14,100,000	14,371,823
5.500%, 7/18/17		930,000	1,033,025
3.875%, 2/15/21		818,000	898,564
1.875%, 8/15/22		850,000	817,656

			19,057,634

Multi-Utilities (0.0%)
CMS Energy Corp.
5.050%, 3/15/22		229,000	256,146

Total Utilities			22,309,640

Total Corporate Bonds			139,484,660

Government Securities (86.3%)
Agency ABS (0.3%)
Small Business Administration
Series 2008-P10B 1 5.944% 8/10/18		$623,727	681,476
Small Business Administration Participation Certificates
Series 2004-20A 1 4.930% 1/1/24		105,708	113,423
Series 2004-20C 1 4.340% 3/1/24		838,526	880,380
Series 2005-20B 1 4.625% 2/1/25		86,499	91,802
Series 2008-20A 1 5.170% 1/1/28		261,342	288,983
Series 2008-20C 1 5.490% 3/1/28		1,091,139	1,214,838
Series 2008-20G 1 5.870% 7/1/28		1,077,142	1,213,054

			4,483,956

Agency CMO (3.3%)
Federal Home Loan Mortgage Corp.
4.879% 5/19/17		2,767,511	2,945,122
2.375% 11/1/31 (l)		5,724	6,113
5.500% 1/1/35		165,474	186,010
5.500% 7/1/35		109,159	122,842
Federal National Mortgage Association
5.000% 2/1/24 (l)		369	406
9.000% 8/1/26		1,660	1,992
2.340% 1/1/28 (l)		44,781	46,796
1.926% 3/1/33 (l)		52,456	54,291
5.500% 4/1/33		144,416	162,272
5.500% 7/1/33		155,456	174,670
5.310% 8/25/33		52,923	53,150
5.500% 4/1/34		79,187	89,107
5.500% 5/1/34		54,920	61,800
5.500% 11/1/34		235,999	265,564
5.500% 2/1/35		897,343	1,009,757
4.500% 8/1/35		119,873	130,980
5.000% 10/1/35		425,444	470,813
2.245% 1/1/36 (l)		1,096,632	1,175,447
5.000% 7/1/36		92,880	102,785
2.085% 2/1/37 (l)		175,896	185,970
4.500% 7/1/37		24,692	26,995
4.500% 8/1/37		29,774	32,514
4.500% 4/1/38		264,935	288,324
4.500% 2/1/39		1,207,226	1,313,802
4.500% 3/1/39		1,162,443	1,265,065
4.500% 4/1/39		691,132	752,145
4.500% 5/1/39		13,447	14,634
4.500% 6/1/39		104,127	113,320
4.500% 7/1/39		1,180,258	1,290,998
5.000% 12/1/39		272,614	301,430
4.500% 1/1/40		90,588	98,529
5.000% 4/1/40		1,749,017	1,933,893
2.374% 12/1/40 (l)		22,394	23,719
4.500% 3/1/41		152,651	165,960
4.500% 5/1/41		10,324	11,311
4.500% 7/1/41		7,943	8,665
4.500% 9/1/42		424,713	462,074
4.500% 11/1/42		170,084	185,099
3.000% 1/1/43		34,254	34,817

See Notes to Financial Statements.

1093

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)
3.000% 6/1/43		$340,915	$345,501
3.000% 7/1/43		1,291,615	1,308,820
3.000% 8/1/43		1,760,640	1,784,092
4.500% 11/1/43		1,602,918	1,758,701
4.500% 12/1/43		801,762	879,683
4.500% 2/1/44		326,668	354,690
3.000% 1/25/30 TBA		2,328,000	2,420,392
3.500% 1/25/45 TBA		18,622,000	19,422,165
4.000% 1/25/45 TBA		10,037,454	10,716,550
4.500% 1/25/45 TBA		1,773,000	1,925,229
Government National Mortgage Association
8.500% 10/15/17		333	353
8.500% 11/15/17		1,086	1,151
8.000% 7/15/26		276	319
1.625% 7/20/27 (l)		2,652	2,723
6.500% 6/20/32		32,624	37,134
3.000% 5/15/43		575,057	589,321
3.500% 1/15/45 TBA		1,732,000	1,818,735

			58,934,740

Foreign Governments (1.2%)
Australia Government Bond
5.250% 3/15/19	AUD	6,400,000	5,863,659
Brazil Notas do Tesouro Nacional
Serie B 3694.348% 8/15/22	BRL	2,500,000	2,342,725
Brazil Notas do Tesouro Nacional
Serie F 10.000% 1/1/21		1,400,000	474,708
Eksportfinans ASA
2.000% 9/15/15		$944,000	945,180
2.375% 5/25/16		599,000	600,123
5.500% 5/25/16		736,000	768,660
2.875% 11/16/16	CHF	65,000	66,733
5.500% 6/26/17		$491,000	522,608
Export-Import Bank of Korea
4.000% 1/29/21		905,000	968,279
Italy Buoni Poliennali Del Tesoro
3.750% 9/1/24	EUR	300,000	424,042
Republic of Panama
9.375% 4/1/29		$190,000	288,325
Republic of Slovenia
5.500% 10/26/22 (m)		2,100,000	2,314,416
Spain Government Bond
2.750% 10/31/24 (m)	EUR	3,300,000	4,407,735
State of Qatar
4.500% 1/20/22§		$500,000	550,050
United Kingdom Gilt
1.750% 9/7/22 (m)	GBP	90,279	142,246

			20,679,489

Municipal Bonds (1.5%)
California State University, Systemwide Revenue Bonds,
Series A, AMBAC 5.000% 11/1/30		$190,000	192,875
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 6.124% 6/15/42		320,000	364,691
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011B 4.075% 11/1/20		510,000	550,718
4.325% 11/1/21		830,000	903,837
4.525% 11/1/22		1,145,000	1,273,996
Colorado Metro Wastewater Reclamation District, Sewer Improvement Bonds, Revenue Bonds,
Series 2009B 4.718% 4/1/19		445,000	491,009
County of Los Angeles Public Works Financing Authority, Revenue Bonds,
Series 2010-B 5.591% 8/1/20		2,360,000	2,689,857
5.841% 8/1/21		255,000	297,032
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010C 6.628% 7/1/40		670,000	760,182
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds,
Series 2009B 6.249% 12/1/34		255,000	291,042
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds,
Series 2010A-2 5.854% 1/15/30		670,000	804,904
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2009B 6.875% 12/15/39		3,250,000	3,626,252
New York & New Jersey Port Authority, Consolidated Bonds, General Obligation,
Series 2010 5.647% 11/1/40		315,000	386,234
Northern California Power Agency, Lodi Energy Center, Revenue Bonds,
Series 2010B 7.311% 6/1/40		1,770,000	2,210,518
Regents of the University of California Medical Center, Revenue Bonds,
Series 2010H 5.235% 5/15/22		955,000	1,099,854
5.435% 5/15/23		1,260,000	1,489,950
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793% 4/1/30		2,615,000	3,339,120
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.550% 4/1/39		1,910,000	2,947,493

See Notes to Financial Statements.

1094

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
State of Illinois, Revenue Bonds,
Series 2009A 6.184% 1/1/34	$637,000	$824,412
State of Iowa IJOBS Program, Revenue Bonds,
Series 2009B 6.750% 6/1/34	1,145,000	1,324,536
State of Texas Transportation Commission, Highway Fund First Tier, Revenue Bonds,
Series 2010B 5.028% 4/1/26	805,000	943,967

		26,812,479

U.S. Government Agencies (30.4%)
Federal Agricultural Mortgage Corp.
2.125% 9/15/15	12,400,000	12,536,237
Federal Farm Credit Bank
0.500% 5/1/15	4,500,000	4,504,336
0.350% 7/30/15	45,000,000	45,024,737
4.875% 12/16/15	19,910,000	20,744,151
0.450% 7/12/16	318,000	317,223
5.125% 8/25/16	4,915,000	5,272,988
4.875% 1/17/17	3,859,000	4,173,454
2.500% 6/20/22	250,000	246,929
Federal Home Loan Bank
0.250% 1/16/15	318,000	318,006
0.250% 2/20/15	5,085,000	5,083,079
2.750% 3/13/15	1,965,000	1,974,277
2.875% 6/12/15	1,716,000	1,736,363
1.630% 8/20/15	318,000	320,783
0.500% 11/20/15	22,805,000	22,810,006
1.000% 3/11/16	1,395,000	1,404,126
3.125% 3/11/16	480,000	494,591
5.375% 5/18/16	3,385,000	3,611,720
2.125% 6/10/16	2,470,000	2,524,138
5.625% 6/13/16	1,117,000	1,197,077
2.000% 9/9/16	1,355,000	1,385,271
4.750% 12/16/16	2,158,000	2,328,203
4.875% 5/17/17	1,790,000	1,953,783
0.875% 5/24/17	26,925,000	26,918,158
5.250% 6/5/17	1,773,000	1,954,256
1.000% 6/9/17	1,815,000	1,816,091
1.000% 6/21/17	11,785,000	11,795,353
1.050% 7/26/17	1,340,000	1,336,512
2.250% 9/8/17	245,000	252,740
5.000% 11/17/17	23,045,000	25,550,293
4.750% 6/8/18	150,000	167,119
1.875% 3/8/19	3,440,000	3,477,768
5.375% 5/15/19	215,000	248,980
1.625% 6/14/19	525,000	523,944
4.125% 12/13/19	50,000	55,596
4.125% 3/13/20	1,819,000	2,020,070
4.625% 9/11/20	1,025,000	1,172,326
3.625% 3/12/21	50,000	54,487
5.625% 6/11/21	150,000	181,611
Federal Home Loan Mortgage Corp.
4.500% 1/15/15	2,426,000	2,429,713
2.875% 2/9/15	4,771,000	4,783,944
4.375% 7/17/15	1,910,000	1,952,994
0.500% 8/28/15	2,572,000	2,575,355
1.750% 9/10/15	11,965,000	12,085,845
0.420% 9/18/15	318,000	318,192
0.500% 9/25/15	763,000	764,102
4.750% 11/17/15	2,795,000	2,904,573
5.250% 4/18/16	2,605,000	2,765,358
0.500% 5/13/16	13,953,000	13,949,995
2.500% 5/27/16	2,080,000	2,136,733
5.500% 7/18/16	2,936,000	3,155,793
2.000% 8/25/16	2,960,000	3,027,063
5.125% 10/18/16	3,025,000	3,262,818
5.000% 2/16/17	2,112,000	2,296,546
1.000% 3/8/17	8,236,000	8,252,343
5.000% 4/18/17	1,785,000	1,950,160
1.250% 5/12/17	2,430,000	2,446,551
1.000% 6/29/17	1,810,000	1,812,491
1.000% 7/25/17	350,000	349,882
1.000% 7/28/17	2,980,000	2,981,073
5.500% 8/23/17	1,730,000	1,931,191
1.000% 9/12/17	350,000	348,224
5.125% 11/17/17	2,315,000	2,576,037
0.750% 1/12/18	393,000	387,916
0.875% 3/7/18	5,136,000	5,077,497
4.875% 6/13/18	3,664,000	4,104,473
3.750% 3/27/19	2,777,000	3,016,202
1.750% 5/30/19	2,592,000	2,603,620
2.000% 7/30/19	64,000	64,913
1.250% 8/1/19	5,480,000	5,372,834
1.250% 10/2/19	812,000	795,615
1.375% 5/1/20	17,658,000	17,226,417
2.375% 1/13/22	4,369,000	4,426,277
Federal National Mortgage Association
5.000% 3/2/15	50,000	50,395
5.000% 4/15/15	1,885,000	1,909,959
0.500% 7/2/15	4,244,000	4,249,572
2.375% 7/28/15	3,559,000	3,602,302
2.150% 8/4/15	114,000	115,257
2.000% 9/21/15	177,000	179,134
0.500% 9/28/15	10,020,000	10,038,552
1.875% 10/15/15	127,000	128,530
4.375% 10/15/15	5,761,000	5,945,486
1.625% 10/26/15	4,259,000	4,305,408
0.375% 12/21/15	318,000	317,846
2.000% 3/10/16	50,000	50,924
2.250% 3/15/16	1,350,000	1,377,952
5.000% 3/15/16	2,735,000	2,882,368
0.500% 3/30/16	14,877,000	14,870,453
2.375% 4/11/16	3,550,000	3,636,227
5.375% 7/15/16	22,160,000	23,771,300
0.625% 8/26/16	435,000	435,121
5.250% 9/15/16	1,005,000	1,082,197
1.250% 9/28/16	2,535,000	2,560,817
1.375% 11/15/16	4,691,000	4,747,785
4.875% 12/15/16	3,743,000	4,042,973
1.250% 1/30/17	2,925,000	2,951,169
5.000% 2/13/17	2,220,000	2,415,363
1.125% 4/27/17	2,440,000	2,450,502
5.000% 5/11/17	2,570,000	2,810,989
(Zero Coupon), 6/1/17	100,000	97,555
5.375% 6/12/17	4,086,000	4,515,581
1.000% 8/21/17	150,000	149,361
0.875% 8/28/17	4,826,000	4,806,278
1.100% 8/28/17	350,000	349,129
0.875% 10/26/17	14,146,000	14,061,179

See Notes to Financial Statements.

1095

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
0.900% 11/7/17	$318,000	$315,009
0.875% 12/20/17	11,312,000	11,212,302
1.000% 12/28/17	159,000	157,240
0.875% 2/8/18	8,806,000	8,714,308
1.200% 2/28/18	388,000	385,869
1.000% 4/30/18	392,000	386,021
1.750% 1/30/19	277,000	279,021
1.750% 6/20/19	38,413,000	38,604,865
1.700% 10/4/19	191,000	190,053
(Zero Coupon), 10/9/19	975,000	876,592
1.500% 10/9/19	318,000	314,785
2.250% 10/17/22	159,000	154,611
2.500% 3/27/23	936,000	916,691
Financing Corp.
10.700% 10/6/17	380,000	479,667
9.400% 2/8/18	70,000	87,519
9.650% 11/2/18	140,000	182,820
8.600% 9/26/19	30,000	39,447
Residual Funding Corp.
(Zero Coupon), 7/15/20 STRIPS	4,295,000	3,814,896

		533,638,902

U.S. Treasuries (49.6%)
U.S. Treasury Bonds
9.875% 11/15/15	150,000	162,387
7.250% 5/15/16	430,000	469,426
8.750% 5/15/17	690,000	817,839
8.875% 8/15/17	4,091,000	4,926,099
9.125% 5/15/18	200,000	252,010
9.000% 11/15/18	200,000	257,530
8.875% 2/15/19	700,000	908,305
8.125% 8/15/19	200,000	258,443
8.500% 2/15/20	3,002,000	4,012,851
8.750% 5/15/20	200,000	272,324
7.875% 2/15/21	798,000	1,077,092
8.125% 5/15/21	355,000	488,160
8.000% 11/15/21	265,000	368,560
2.000% 1/15/26 TIPS	2,375,912	2,725,895
2.375% 1/15/27 TIPS	1,916,758	2,297,134
1.750% 1/15/28 TIPS	745,064	844,751
2.500% 1/15/29 TIPS	2,561,218	3,185,118
3.875% 4/15/29 TIPS	1,321,968	1,895,489
4.500% 2/15/36	2,893,100	3,862,153
4.625% 2/15/40	3,693,300	5,020,147
3.000% 5/15/42	1,010,500	1,062,606
3.625% 8/15/43	627,300	738,020
3.750% 11/15/43	180,000	216,470
3.625% 2/15/44	1,055,000	1,242,179
3.375% 5/15/44	541,000	609,580
3.125% 8/15/44 (z)	4,259,100	4,584,801
3.000% 11/15/44	1,203,700	1,265,107
U.S. Treasury Notes
2.125% 12/31/15	740,000	753,358
2.125% 2/29/16	735,000	749,926
0.375% 3/15/16	906,000	905,942
1.500% 6/30/16	660,000	669,761
4.875% 8/15/16	675,000	722,085
0.625% 12/31/16	3,501,500	3,497,944
3.250% 12/31/16	2,255,000	2,367,948
0.875% 1/31/17	3,331,000	3,340,531
3.125% 1/31/17	6,358,000	6,673,230
4.625% 2/15/17	1,790,000	1,935,979
0.875% 2/28/17	6,548,000	6,562,964
3.000% 2/28/17	2,250,000	2,357,468
1.000% 3/31/17	6,395,000	6,421,667
3.250% 3/31/17	2,355,000	2,483,720
3.125% 4/30/17	4,733,000	4,984,533
4.500% 5/15/17	3,275,000	3,554,654
2.750% 5/31/17	7,569,000	7,911,157
0.875% 6/15/17	6,129,000	6,123,673
2.500% 6/30/17	1,580,000	1,641,595
0.500% 7/31/17	5,379,000	5,316,805
2.375% 7/31/17	2,300,000	2,382,926
4.750% 8/15/17	3,750,000	4,116,724
0.625% 8/31/17	4,448,000	4,403,824
1.875% 8/31/17	7,556,000	7,728,003
0.625% 9/30/17	2,229,000	2,204,098
1.875% 9/30/17	5,715,000	5,845,652
0.750% 10/31/17	3,528,000	3,498,198
1.875% 10/31/17	6,718,000	6,872,697
4.250% 11/15/17	3,391,000	3,695,230
0.625% 11/30/17	3,553,000	3,505,812
0.750% 12/31/17	3,543,000	3,504,318
2.750% 12/31/17	3,495,000	3,662,275
0.875% 1/31/18	3,518,000	3,488,454
2.625% 1/31/18	1,450,000	1,513,438
3.500% 2/15/18	4,727,000	5,063,198
0.750% 2/28/18	1,836,000	1,810,325
0.750% 3/31/18	2,239,000	2,204,038
2.875% 3/31/18	400,000	420,629
0.625% 4/30/18	14,466,000	14,171,030
2.625% 4/30/18	1,690,000	1,766,429
3.875% 5/15/18	350,000	380,369
1.000% 5/31/18	2,737,000	2,709,630
2.375% 5/31/18	2,176,000	2,254,986
1.375% 6/30/18	5,308,000	5,318,471
2.375% 6/30/18	1,750,000	1,813,250
2.250% 7/31/18	3,546,000	3,659,548
4.000% 8/15/18	2,644,000	2,898,459
1.500% 8/31/18	10,298,000	10,345,468
1.375% 9/30/18	5,138,000	5,131,578
3.750% 11/15/18	4,743,000	5,166,767
1.250% 11/30/18	31,320,000	31,085,407
1.375% 11/30/18	1,750,000	1,746,103
1.375% 12/31/18	4,657,000	4,637,262
1.250% 1/31/19	3,761,000	3,724,676
2.750% 2/15/19	5,418,000	5,699,535
1.375% 2/28/19	1,000,000	994,190
1.500% 3/31/19	4,628,000	4,626,644
0.125% 4/15/19 TIPS	5,545,736	5,489,472
1.250% 4/30/19	69,879,000	69,060,787
3.125% 5/15/19	1,500,000	1,599,023
1.500% 5/31/19	33,549,000	33,468,076
1.000% 6/30/19	2,667,000	2,602,044
1.625% 6/30/19	771,900	773,845
0.875% 7/31/19	1,700,000	1,647,157
3.625% 8/15/19	10,879,000	11,865,122
1.000% 8/31/19	1,736,000	1,688,413
1.000% 9/30/19	2,677,000	2,603,173
1.750% 9/30/19	5,894,100	5,927,542
1.250% 10/31/19	7,972,000	7,841,988
3.375% 11/15/19	6,019,000	6,521,210
1.000% 11/30/19	8,097,600	7,853,643

See Notes to Financial Statements.

1096

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
1.500% 11/30/19	$1,095,700	$1,088,574
1.125% 12/31/19	2,677,000	2,610,415
1.375% 1/31/20	2,627,000	2,590,238
3.625% 2/15/20	7,839,000	8,594,728
1.250% 2/29/20	2,657,000	2,600,617
1.125% 3/31/20	1,746,000	1,695,785
1.125% 4/30/20	946,000	917,528
3.500% 5/15/20	9,360,000	10,207,884
2.625% 8/15/20	18,507,000	19,322,283
2.625% 11/15/20	21,358,000	22,286,364
2.000% 2/28/21 (z)	22,600,000	22,748,753
2.250% 3/31/21	9,300,000	9,491,631
3.125% 5/15/21	8,723,000	9,357,973
2.125% 8/15/21	4,991,000	5,048,611
2.125% 9/30/21	12,000,000	12,130,664
2.000% 11/15/21	3,135,000	3,145,164
2.000% 2/15/22	5,086,000	5,095,934
1.750% 5/15/22	3,633,000	3,570,487
0.125% 7/15/22 TIPS#	1,755,216	1,711,681
1.625% 8/15/22	47,975,000	46,623,362
1.625% 11/15/22	11,373,100	11,025,910
2.000% 2/15/23	6,287,100	6,257,507
1.750% 5/15/23	12,875,600	12,527,305
2.500% 8/15/23	16,810,000	17,339,253
2.750% 2/15/24	50,287,900	52,884,310
2.500% 5/15/24	72,539,300	74,669,431
0.125% 7/15/24 TIPS	15,049,248	14,514,385
2.375% 8/15/24	34,460,200	35,075,704
2.250% 11/15/24	11,451,800	11,529,412

		872,448,445

Total Government Securities		1,516,998,011

Total Long-Term Debt Securities (100.6%)
(Cost $1,757,043,528)		1,768,894,372

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Financials (0.0%)
Insurance (0.0%)
Allstate Corp.
5.100% (l)	1,775	44,961

Total Preferred Stocks (0.0%)
(Cost $44,375)		44,961

COMMON STOCKS:
Consumer Staples (0.0%)
Beverages (0.0%)
Crimson Wine Group Ltd.*	2	19

Total Consumer Staples		19

Financials (0.0%)
Diversified Financial Services (0.0%)
Leucadia National Corp.	29	650

Total Financials		650

Total Common Stocks (0.0%)
(Cost $—)		669

SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.1%)
Wells Fargo Bank N.A.
0.18%, 4/8/15 (p)	$1,900,000	$1,900,266

Commercial Paper (0.1%)
Svenska Handelsbanken AB
0.22%, 3/23/15 (p)§	1,774,000	1,773,127

Government Securities (0.3%)
Federal Home Loan Bank
0.06%, 1/23/15 (o)(p)	400,000	399,985
0.04%, 2/4/15 (o)(p)	2,000,000	1,999,917
0.03%, 2/20/15 (o)(p)	300,000	299,949
0.03%, 3/11/15 (o)(p)	900,000	899,947
0.03%, 3/18/15 (o)(p)	500,000	499,964

Total Government Securities		4,099,762

Total Short-Term Investments (0.5%) (Cost $7,772,517)		7,773,155

Total Investments Before Securities Sold Short (101.1%) (Cost $1,764,860,420)		1,776,713,157

SECURITIES SOLD SHORT:
Agency CMO (-0.5%)
Federal National Mortgage Association
4.500%, 1/25/45 TBA	(5,000,000)	(5,429,297)
5.000%, 1/25/45 TBA	(2,000,000)	(2,209,688)

Total Securities Sold Short (-0.5%)
(Proceeds Received $7,630,625)		(7,638,985)

Total Investments after Securities Sold Short (100.6%)
(Cost $1,757,229,795)		1,769,074,172
Other Assets Less Liabilities (-0.6%)		(11,208,338)

Net Assets (100%)		$1,757,865,834

*	Non-income producing.
†	Security (totaling $917,275 or 0.1% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $96,973,214 or 5.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,283,761.
(b)	Illiquid security.
(e)	Step Bond – Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.

See Notes to Financial Statements.

1097

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EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $15,041,310 or 0.9% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:

ABS	—	Asset-Backed Security
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
PIK	—	Payment-in Kind Security
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Notes	39	March-15	$4,913,773	$4,945,078	$31,305
3 Year Australia Bond	823	March-15	74,573,327	74,769,919	196,592

					$227,897

Sales
10 Year Australia Bond	161	March-15	$16,644,131	$16,843,430	$(199,299)
2 Year U.S. Treasury Notes	143	March-15	31,294,545	31,258,906	35,639
5 Year U.S. Treasury Notes	155	March-15	18,415,805	18,434,102	(18,297)
Euro-Buxl	46	March-15	8,291,350	8,626,543	(335,193)

					$(517,150)

					$(289,253)

See Notes to Financial Statements.

1098

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	426	$347,786	$352,829	$(5,043)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	12,828	10,472,779	10,466,750	6,029
British Pound vs. U.S. Dollar, expiring 1/27/15	JPMorgan Chase Bank	55	85,298	85,775	(477)
British Pound vs. U.S. Dollar, expiring 1/27/15	JPMorgan Chase Bank	58	90,328	90,560	(232)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	JPMorgan Chase Bank	36	31,125	32,103	(978)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	JPMorgan Chase Bank	1	1,085	1,102	(17)
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	JPMorgan Chase Bank	20	16,960	16,955	5
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	JPMorgan Chase Bank	1	709	709	— #
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	168	203,378	210,788	(7,410)
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	294	355,912	362,554	(6,642)
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	1,476	1,786,823	1,840,253	(53,430)
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Bank of America	23,300	194,523	194,286	237

					$(67,958)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	13,254	$11,290,115	$10,820,565	$469,550
Australian Dollar vs. U.S. Dollar, expiring 2/3/15	Bank of America	12,828	10,444,725	10,449,967	(5,242)
Brazilian Real vs. U.S. Dollar, expiring 2/3/15	Bank of America	7,830	3,066,114	2,922,048	144,066
British Pound vs. U.S. Dollar, expiring 1/27/15	JPMorgan Chase Bank	90	140,913	139,593	1,320
British Pound vs. U.S. Dollar, expiring 2/3/15	Bank of America	70	109,763	109,077	686
Canadian Dollar vs. U.S. Dollar, expiring 1/14/15	Credit Suisse	513	451,842	441,729	10,113
European Union Euro vs. U.S. Dollar, expiring 1/9/15	JPMorgan Chase Bank	992	1,247,069	1,200,217	46,852
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	13,815	17,306,935	16,724,232	582,703
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	2,558	3,208,292	3,096,676	111,616
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	467	583,386	565,343	18,043
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	3,970	4,890,650	4,806,022	84,628
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	1,949	2,391,043	2,359,430	31,613

See Notes to Financial Statements.

1099

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	273	$339,514	$330,490	$9,024
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Bank of America	23,300	198,263	194,523	3,740
Japanese Yen vs. U.S. Dollar, expiring 2/3/15	Bank of America	23,300	194,328	194,572	(244)

					$1,508,468

					$1,440,510

#	Amount represents less than $0.50.

Options Written:

Options written for the year ended December 31, 2014 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2014	119	$12,647
Options Written	1,426	483,158
Options Terminated in Closing Purchase Transactions	(1,545)	(495,805)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2014	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$38,304,174	$917,275	$39,221,449
Non-Agency CMO	—	73,190,252	—	73,190,252
Common Stocks
Consumer Staples	19	—	—	19
Financials	650	—	—	650
Corporate Bonds
Consumer Discretionary	—	4,918,307	—	4,918,307
Consumer Staples	—	3,711,782	—	3,711,782
Energy	—	11,204,865	—	11,204,865
Financials	—	71,633,474	—	71,633,474
Health Care	—	4,793,806	—	4,793,806

See Notes to Financial Statements.

1100

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Industrials	$—	$5,602,067	$—	$5,602,067
Information Technology	—	4,851,588	—	4,851,588
Materials	—	3,376,193	—	3,376,193
Telecommunication Services	—	7,082,938	—	7,082,938
Utilities	—	22,309,640	—	22,309,640
Forward Currency Contracts	—	1,520,225	—	1,520,225
Futures	263,536	—	—	263,536
Government Securities
Agency ABS	—	4,483,956	—	4,483,956
Agency CMO	—	58,934,740	—	58,934,740
Foreign Governments	—	20,679,489	—	20,679,489
Municipal Bonds	—	26,812,479	—	26,812,479
U.S. Government Agencies	—	533,638,902	—	533,638,902
U.S. Treasuries	—	872,448,445	—	872,448,445
Preferred Stocks
Financials	44,961	—	—	44,961
Short-Term Investments	—	7,773,155	—	7,773,155

Total Assets	$309,166	$1,777,270,477	$917,275	$1,778,496,918

Liabilities:
Forward Currency Contracts	$—	$(79,715)	$—	$(79,715)
Futures	(552,789)	—	—	(552,789)
Government Securities
Agency CMO	—	(7,638,985)	—	(7,638,985)

Total Liabilities	$(552,789)	$(7,718,700)	$—	$(8,271,489)

Total	$(243,623)	$1,769,551,777	$917,275	$1,770,225,429

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$263,536	*
Foreign exchange contracts	Receivables	1,520,225

Total		$1,783,761

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(552,789	)*
Foreign exchange contracts	Payables	(79,715)

Total		$(632,504)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1101

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$490,285	$(4,158,509)	$—	$(3,668,224)
Foreign exchange contracts	—	—	(229,390)	(229,390)

Total	$490,285	$(4,158,509)	$(229,390)	$(3,897,614)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$3,727	$471,166		$474,893
Foreign exchange contracts	—	—	$992,203	992,203

Total	$3,727	$471,166	$992,203	$1,467,096

^ The Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $100,632,000, and options and futures contracts with an average notional balance of approximately $74,000 and $220,013,000, respectively, during the year ended December 31, 2014.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$1,461,935	$(78,011)	$—	$1,383,924
JPMorgan Chase Bank	48,177	(1,704)	—	46,473
Credit Suisse	10,113	—	—	10,113

Total	$1,520,225	$(79,715)	$—	$1,440,510

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$78,011	$(78,011)	$—	$—
JPMorgan Chase Bank	1,704	(1,704)	—	—

Total	$79,715	$(79,715)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
Barclays Capital Inc.	0.40%	12/15/2014	1/16/2015	$(23,641,313)	$(23,609,426)
Barclays Capital Inc.	0.25%	12/23/2014	1/7/2015	(4,261,250)	(4,256,913)

					$(27,866,339)

(2)	The average amount of borrowings while outstanding for 8 months during the year ended December 31, 2014 was approximately $42,184,661 at a weighted average interest rate of (0.04)%.

(3)	Payable for sale-buyback transactions includes $36,224 of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Barclays Capital, Inc.	$(27,866,339)	$27,859,906	$(6,433)

(4)	Net Exposure respresents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,644,478,521
Long-term U.S. government debt securities	819,304,884

$2,463,783,405

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,853,150,062
Long-term U.S. government debt securities	691,869,271

$2,545,019,333

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,919,653
Aggregate gross unrealized depreciation	(6,590,420)

Net unrealized appreciation	$10,329,233

Federal income tax cost of investments	$1,766,383,924

See Notes to Financial Statements.

1103

EQ ADVISORS TRUST

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $1,764,860,420)	$1,776,713,157
Cash	41,553,962
Foreign cash (Cost $628,446)	603,031
Cash held as collateral at broker	111,000
Receivable for securities sold	11,537,484
Receivable for forward commitments	11,187,383
Dividends, interest and other receivables	9,258,057
Unrealized appreciation on forward foreign currency contracts	1,520,225
Receivable from Separate Accounts for Trust shares sold	273,874
Other assets	6,573

Total assets	1,852,764,746

LIABILITIES
Payable for forward commitments	38,806,717
Payable for sale-buyback financing transactions	27,866,339
Payable for securities purchased	16,488,032
Securities sold short (Proceeds received $7,630,625)	7,638,985
Payable for return of cash collateral on forward commitments	1,370,000
Payable to Separate Accounts for Trust shares redeemed	1,030,263
Investment management fees payable	787,119
Distribution fees payable - Class IB	305,038
Administrative fees payable	186,440
Due to broker for futures variation margin	85,967
Unrealized depreciation on forward foreign currency contracts	79,715
Distribution fees payable - Class IA	35,472
Trustees’ fees payable	4,609
Accrued expenses	214,216

Total liabilities	94,898,912

NET ASSETS	$1,757,865,834

Net assets were comprised of:
Paid in capital	$1,894,312,060
Accumulated undistributed net investment income (loss)	557,408
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(149,963,792)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	12,960,158

Net assets	$1,757,865,834

Class IA
Net asset value, offering and redemption price per share, $166,245,758 / 19,466,587 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

Class IB
Net asset value, offering and redemption price per share, $1,429,243,235 / 168,011,605 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.51

Class K
Net asset value, offering and redemption price per share, $162,376,841 / 19,022,345 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.54

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest (net of $824 foreign withholding tax)	$30,113,337
Dividends	119,092

Total income	30,232,429

EXPENSES
Investment management fees	7,160,156
Distribution fees – Class IB	3,791,414
Administrative fees	2,361,655
Recoupment fees	691,276
Distribution fees – Class IA	432,324
Custodian fees	162,500
Printing and mailing expenses	139,052
Professional fees	75,019
Trustees’ fees	45,610
Interest expense	29,236
Miscellaneous	63,463

Total expenses	14,951,705

NET INVESTMENT INCOME (LOSS)	15,280,724

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	16,456,393
Futures	(4,158,509)
Foreign currency transactions	41,648
Options written	494,759
Securities sold short	(799,180)

Net realized gain (loss)	12,035,111

Change in unrealized appreciation (depreciation) on:
Investments	23,295,990
Futures	471,166
Foreign currency translations	961,618
Options written	(747)
Securities sold short	(253,319)

Net change in unrealized appreciation (depreciation)	24,474,708

NET REALIZED AND UNREALIZED GAIN (LOSS)	36,509,819

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$51,790,543

See Notes to Financial Statements.

1104

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,280,724	$8,436,020
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	12,035,111	(2,903,360)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	24,474,708	(29,108,347)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,790,543	(23,575,687)

DIVIDENDS:
Dividends from net investment income
Class IA	(1,695,961)	(657,167)
Class IB	(14,627,126)	(6,008,722)
Class K†	(2,042,042)	—

TOTAL DIVIDENDS:	(18,365,129)	(6,665,889)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,480,059 and 880,106 shares, respectively ]	12,629,303	7,487,182
Capital shares issued in reinvestment of dividends [ 198,794 and 78,038 shares, respectively ]	1,695,961	657,167
Capital shares repurchased [ (3,398,542) and (3,551,489) shares, respectively ]	(28,999,425)	(30,226,704)

Total Class IA transactions	(14,674,161)	(22,082,355)

Class IB
Capital shares sold [ 7,629,959 and 8,989,100 shares, respectively ]	64,869,018	76,204,433
Capital shares sold in-kind (Note 9)[ 0 and 146,418,479 shares, respectively ]	—	1,233,559,078
Capital shares issued in reinvestment of dividends [ 1,721,223 and 716,314 shares, respectively ]	14,627,126	6,008,722
Capital shares repurchased [ (34,061,309) and (34,244,982) shares, respectively ]	(289,245,783)	(288,768,166)

Total Class IB transactions	(209,749,639)	1,027,004,067

Class K†
Capital shares sold [ 14,431,503 and 0 shares, respectively ]	122,812,718	—
Capital shares sold in-kind (Note 9)[ 12,187,947 and 0 shares, respectively ]	103,236,789	—
Capital shares issued in reinvestment of dividends [ 239,494 and 0 shares, respectively ]	2,042,042	—
Capital shares repurchased [ (7,836,599) and 0 shares, respectively ]	(66,421,412)	—

Total Class K transactions	161,670,137	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(62,753,663)	1,004,921,712

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,328,249)	974,680,136
NET ASSETS:
Beginning of year	1,787,194,083	812,513,947

End of year (a)	$1,757,865,834	$1,787,194,083

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$557,408	$1,389,287

† Class K commenced operations on April 21, 2014.

See Notes to Financial Statements.

1105

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012		2011		2010
Net asset value, beginning of year	$8.38	$8.61	$8.44		$8.55		$9.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.05	0.04	(x)	0.21	(x)	0.29	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.18	(0.25)	0.18		(0.09)		0.29

Total from investment operations	0.25	(0.20)	0.22		0.12		0.58

Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.05)		(0.23)		(1.05)

Net asset value, end of year	$8.54	$8.38	$8.61		$8.44		$8.55

Total return	2.95%	(2.31)%	2.66%		1.42%		6.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$166,246	$177,633	$204,780		$171,714		$200,072
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.63	%(f)(j)	0.19	%(f)(k)	0.56	%(f)(m)
Before waivers	0.85%	0.85%	0.84%		0.59	%(f)	0.58	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers	0.84%	0.62%	0.48	%(x)	2.44	%(f)(x)	3.08	%(f)(x)
Before waivers	0.84%	0.62%	0.28	%(x)	2.03	%(f)(x)	3.06	%(f)(x)
Portfolio turnover rate^	136%	125%	106%		63%		94%

	Year Ended December 31,
Class IB	2014	2013	2012		2011		2010
Net asset value, beginning of year	$8.35	$8.58	$8.41		$8.52		$8.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.06	0.04	(x)	0.19	(x)	0.26	(x)
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.18	(0.26)	0.18		(0.09)		0.30

Total from investment operations	0.25	(0.20)	0.22		0.10		0.56

Less distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.05)		(0.21)		(1.02)

Net asset value, end of year	$8.51	$8.35	$8.58		$8.41		$8.52

Total return	2.96%	(2.32)%	2.66%		1.16%		6.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,429,243	$1,609,561	$607,734		$631,680		$694,555
Ratio of expenses to average net assets:
After waivers	0.85%	0.85%	0.63	%(f)(j)	0.44	%(f)(k)	0.70	%(f)(m)
Before waivers	0.85%	0.85%	0.84%		0.84	%(f)	0.82	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers	0.84%	0.67%	0.48	%(x)	2.18	%(f)(x)	2.77	%(f)(x)
Before waivers	0.84%	0.67%	0.27	%(x)	1.77	%(f)(x)	2.64	%(f)(x)
Portfolio turnover rate^	136%	125%	106%		63%		94%

See Notes to Financial Statements.

1106

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FINANCIAL HIGHLIGHTS (Continued)

Class K	April 21, 2014* to December 31, 2014
Net asset value, beginning of period	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.11

Total from investment operations	0.18

Less distributions:
Dividends from net investment income	(0.11)

Net asset value, end of period	$8.54

Total return (b)	2.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$162,377
Ratio of expenses to average net assets:
After waivers (a)	0.56%
Before waivers (a)	0.56%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.09	%(l)
Before waivers (a)	1.09	%(l)
Portfolio turnover rate^	136%
^	Portfolio turnover rate excludes derivatives, if any.
*	Commencement of Operations.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.60% for Class IA and 0.85% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.57% for Class IA and 0.78% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1107

EQ/REAL ESTATE PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	Since Incept.
Portfolio – Class IB Shares*	16.60%	7.42%
Portfolio – Class K Shares*	16.91	7.69
FTSE EPRA/NAREIT Developed Index	15.89	8.97
* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.60% for the year ended December 31, 2014. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned 15.89% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Exposure to Australian and New Zealand inflation-linked bonds (ILBs) contributed to performance, as yields moved lower across the majority of the curve in both countries.

•	Tactical holdings of long-end Mexican ILBs were beneficial, as the curve flattened with longer maturities rallying.

•	Tactical exposures to Spanish nominal bonds and Italian ILBs, which benefitted from expanded accommodative measures, added to performance for the year.

•	Currency positioning helped performance, specifically long U.S. dollar positions versus the euro and yen as both currencies weakened relative to the U.S. dollar.

What hurt performance during the year:

•

Long exposure to U.S. and eurozone breakevens hurt performance, as the fall in crude oil prices caused inflation expectations to contract substantially over the quarter. Inflation breakeven is the implied level of inflation based on ILB markets.

•	An underweight to longer-dated U.S. nominal Treasuries detracted from performance, as yields declined.

•	An underweight to ILB’s in select developed nations such as Canada and the U.K. was detrimental, as yields fell over the year.

Portfolio Positioning and Outlook — PIMCO

PIMCO plans to emphasize diverse sources of potential return, beyond traditional interest rate duration. We expect to maintain full exposure to inflation-linked bonds (ILBs) and inflation protection while tactically managing portfolio duration, curve and country selection. At year end we were underweight in U.S. interest rate risk as the U.S. economy continues to gain momentum and the Federal Reserve prepares for eventual policy normalization. In addition, we are focusing on opportunities across real and nominal yield curves. We continue to seek opportunities outside the United States, where business cycles may anchor rates for a considerable period. We believe the ECB will expand monetary policy accommodation as it combats building deflationary forces arising from declining oil prices, ongoing fiscal tightening and still-constrained credit conditions. We remain selective in our emerging markets exposures. We currently see Mexico as the most attractive opportunity, with solid fundamentals and high real interest rates. We believe growth and policy divergence continue to create opportunities in the currency markets. At year end we had a long-dollar bias versus the euro and yen, which are still under pressure from aggressive central bank easing.

1108

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Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	12.13
Weighted Average Coupon (%)	1.01
Weighted Average Modified Duration (Years)*	7.57
Weighted Average Rating**	AA

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	69.4%
Government Securities	37.5
Asset-Backed and Mortgage-Backed Securities	0.9
Exchange Traded Funds	0.3
Health Care	0.0 #
Cash and Other	(8.1)

100.0%

# Less than 0.05%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,030.12	$5.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.55	5.71
Class K
Actual	1,000.00	1,031.90	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.78	4.47

*   Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratios of 1.12% and 0.88%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Health Care Providers & Services (0.0%)
Health Care Facilities (0.0%)
Extendicare, Inc.	1,277	$7,167

Total Health Care Providers & Services		7,167

Real Estate Investment Trusts (REITs) (55.3%)
Diversified REITs (9.9%)
Activia Properties, Inc. (REIT)	4	34,790
Affine S.A. (REIT)	79	1,450
American Assets Trust, Inc. (REIT)	558	22,214
American Realty Capital Properties, Inc. (REIT)	13,836	125,216
ANF Immobilier (REIT)	65	1,589
Artis Real Estate Investment Trust (REIT)	1,997	24,374
British Land Co. plc (REIT)	15,182	182,383
Canadian Real Estate Investment Trust (REIT)	1,110	43,748
Chambers Street Properties (REIT)	3,499	28,202
Cofinimmo S.A. (REIT)	263	30,440
Cominar Real Estate Investment Trust (REIT)	2,325	37,242
Cousins Properties, Inc. (REIT)	3,173	36,236
Crombie Real Estate Investment Trust (REIT)	1,118	12,433
Daiwa House REIT Investment Corp. (REIT)	4	19,946
Daiwa House Residential Investment Corp. (REIT)	5	24,076
Dexus Property Group (REIT)	13,593	76,865
Dream Global Real Estate Investment Trust (REIT)	1,390	10,253
Duke Realty Corp. (REIT)	5,083	102,677
Empire State Realty Trust, Inc. (REIT), Class A	1,178	20,709
First Potomac Realty Trust (REIT)	877	10,840
Fonciere des Regions (REIT)	513	47,470
Gecina S.A. (REIT)	521	65,208
GPT Group (REIT)	26,492	93,595
Grivalia Properties REIC (REIT)	548	4,981
H&R Real Estate Investment Trust (REIT)	4,080	76,311
Hamborner REIT AG (REIT)	674	6,621
ICADE (REIT)	537	43,000
Investors Real Estate Trust (REIT)	1,688	13,791
Kenedix Realty Investment Corp. (REIT)	6	33,683
Kiwi Property Group Ltd.	15,218	14,701

Land Securities Group plc (REIT)	11,805	$211,237
Lexington Realty Trust (REIT)	3,426	37,617
Liberty Property Trust (REIT)	2,186	82,259
Londonmetric Property plc (REIT)	8,753	20,718
Merlin Properties Socimi S.A. (REIT)*	1,850	22,445
Mirvac Group (REIT)	54,884	79,264
Nieuwe Steen Investments N.V. (REIT)	1,927	8,581
Nomura Real Estate Master Fund, Inc. (REIT)	25	32,342
Premier Investment Corp. (REIT)	4	19,655
PS Business Parks, Inc. (REIT)	315	25,055
Redefine International plc (REIT)	12,967	11,015
Ryman Hospitality Properties, Inc. (REIT)	737	38,869
Select Income REIT (REIT)	523	12,766
Shaftesbury plc (REIT)	4,139	50,184
Spirit Realty Capital, Inc. (REIT)	5,731	68,142
Stockland Corp., Ltd. (REIT)	34,565	115,467
Suntec Real Estate Investment Trust (REIT)	35,422	52,359
Tokyu REIT, Inc. (REIT)	14	19,009
Top REIT, Inc. (REIT)	3	13,451
United Urban Investment Corp. (REIT)	38	59,688
Vornado Realty Trust (REIT)	2,511	295,570
Washington Real Estate Investment Trust (REIT)	955	26,415
Wereldhave N.V. (REIT)	477	32,739
Winthrop Realty Trust (REIT)	485	7,561
WP Carey, Inc. (REIT)	1,336	93,654

		2,681,106

Hotels, Resorts & Cruise Lines (0.1%)
Summit Hotel Properties, Inc. (REIT)	1,200	14,928

Industrial REITs (3.5%)
Ascendas Real Estate Investment Trust (REIT)	29,003	52,062
BWP Trust (REIT)	7,089	16,067
DCT Industrial Trust, Inc. (REIT)	1,321	47,107
EastGroup Properties, Inc. (REIT)	475	30,077
First Industrial Realty Trust, Inc. (REIT)	1,610	33,102
GLP J-REIT (REIT)	31	34,352
Goodman Group (REIT)	25,675	118,361

See Notes to Financial Statements.

1110

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Granite Real Estate Investment Trust (REIT)	724	$25,712
Hansteen Holdings plc (REIT)	10,236	17,167
Industrial & Infrastructure Fund Investment Corp. (REIT)	5	23,088
Japan Logistics Fund, Inc. (REIT)	13	29,137
Mapletree Industrial Trust (REIT)	17,594	19,680
Mapletree Logistics Trust (REIT)	21,408	19,139
Nippon Prologis REIT, Inc. (REIT)	21	45,527
Prologis, Inc. (REIT)	7,443	320,271
Pure Industrial Real Estate Trust (REIT)	2,819	10,773
Segro plc (REIT)	11,107	63,668
STAG Industrial, Inc. (REIT)	957	23,447
Warehouses De Pauw S.C.A. (REIT)	222	16,830

		945,567

Office REITs (7.9%)
Alexandria Real Estate Equities, Inc. (REIT)	1,101	97,703
Allied Properties Real Estate Investment Trust (REIT)	1,142	36,802
Alstria Office REIT-AG (REIT)*	982	12,216
Befimmo S.A. (REIT)	247	17,938
Beni Stabili S.p.A. SIIQ (REIT)	15,971	11,216
BioMed Realty Trust, Inc. (REIT)	2,910	62,681
Boston Properties, Inc. (REIT)	2,263	291,226
Brandywine Realty Trust (REIT)	2,674	42,731
CapitaCommercial Trust (REIT)	28,835	38,169
Champion REIT (REIT)	34,836	16,165
Corporate Office Properties Trust (REIT)	1,348	38,243
Cromwell Property Group (REIT)	21,584	18,116
Daiwa Office Investment Corp. (REIT)	4	22,317
Derwent London plc (REIT)	1,407	65,717
Digital Realty Trust, Inc. (REIT)	2,014	133,528
Douglas Emmett, Inc. (REIT)	1,990	56,516
Dream Office Real Estate Investment Trust (REIT)	1,580	34,203
DuPont Fabros Technology, Inc. (REIT)	982	32,642
Equity Commonwealth (REIT)	1,901	48,799

Franklin Street Properties Corp. (REIT)	1,281	$15,718
Government Properties Income Trust (REIT)	1,021	23,493
Great Portland Estates plc (REIT)	5,143	58,778
Highwoods Properties, Inc. (REIT)	1,364	60,398
Hudson Pacific Properties, Inc. (REIT)	820	24,649
Intervest Offices & Warehouses N.V. (REIT)	91	2,470
Investa Office Fund (REIT)	9,021	26,645
Japan Excellent, Inc. (REIT)	17	22,527
Japan Prime Realty Investment Corp. (REIT)	12	41,659
Japan Real Estate Investment Corp. (REIT)	19	91,440
Keppel REIT (REIT)	22,449	20,669
Kilroy Realty Corp. (REIT)	1,264	87,304
Leasinvest Real Estate S.C.A. (REIT)	14	1,562
Mack-Cali Realty Corp. (REIT)	1,306	24,892
Mori Hills REIT Investment Corp. (REIT)	20	28,617
Mori Trust Sogo Reit, Inc. (REIT)	15	30,036
New York REIT, Inc. (REIT)	2,440	25,840
Nippon Building Fund, Inc. (REIT)	21	105,213
Nomura Real Estate Office Fund, Inc. (REIT)	6	29,714
Orix JREIT, Inc. (REIT)	32	44,795
Paramount Group, Inc. (REIT)*	2,111	39,243
Parkway Properties, Inc./Maryland (REIT)	1,187	21,829
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,289	43,125
SL Green Realty Corp. (REIT)	1,453	172,936
Workspace Group plc (REIT)	1,753	20,726

		2,141,206

Residential REITs (6.7%)
Advance Residence Investment Corp. (REIT)	20	53,403
Aedifica S.A. (REIT)	148	9,994
American Campus Communities, Inc. (REIT)	1,537	63,570
American Homes 4 Rent (REIT), Class A	2,228	37,943
Apartment Investment & Management Co. (REIT), Class A	2,169	80,578
Associated Estates Realty Corp. (REIT)	860	19,961
AvalonBay Communities, Inc. (REIT)	1,962	320,571

See Notes to Financial Statements.

1111

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Boardwalk Real Estate Investment Trust (REIT)	616	$32,629
Camden Property Trust (REIT)	1,296	95,697
Campus Crest Communities, Inc. (REIT)	926	6,769
Canadian Apartment Properties REIT (REIT)	1,637	35,409
Education Realty Trust, Inc. (REIT)	709	25,942
Equity LifeStyle Properties, Inc. (REIT)	1,163	59,953
Equity Residential (REIT)	5,345	383,985
Essex Property Trust, Inc. (REIT)	972	200,815
Home Properties, Inc. (REIT)	861	56,482
Mid-America Apartment Communities, Inc. (REIT)	1,143	85,359
Nippon Accommodations Fund, Inc. (REIT)	7	27,621
Northern Property Real Estate Investment Trust (REIT)	489	10,005
Post Properties, Inc. (REIT)	825	48,485
Silver Bay Realty Trust Corp. (REIT)	506	8,379
Sun Communities, Inc. (REIT)	679	41,052
UDR, Inc. (REIT)	3,807	117,332

		1,821,934

Retail REITs (16.3%)
Acadia Realty Trust (REIT)	937	30,012
Agree Realty Corp. (REIT)	217	6,747
Alexander’s, Inc. (REIT)	41	17,924
Brixmor Property Group, Inc. (REIT)	1,589	39,471
Calloway Real Estate Investment Trust (REIT)	1,525	35,834
CapitaMall Trust (REIT)	38,524	59,278
CBL & Associates Properties, Inc. (REIT)	2,534	49,210
Cedar Realty Trust, Inc. (REIT)	1,153	8,463
Charter Hall Retail REIT (REIT)	4,650	15,572
Corio N.V. (REIT)	1,018	49,681
DDR Corp. (REIT)	4,544	83,428
Equity One, Inc. (REIT)	913	23,154
Eurocommercial Properties N.V. (CVA)	590	25,028
Excel Trust, Inc. (REIT)	824	11,033
Federal Realty Investment Trust (REIT)	1,048	139,866
Federation Centres (REIT)	21,368	49,731
Fortune Real Estate Investment Trust (REIT)	19,363	19,522
Frontier Real Estate Investment Corp. (REIT)	8	36,615
Fukuoka REIT Corp. (REIT)	10	18,532

General Growth Properties, Inc. (REIT)	7,518	$211,481
Getty Realty Corp. (REIT)	364	6,628
Glimcher Realty Trust (REIT)	2,142	29,431
Hammerson plc (REIT)	11,758	109,896
Immobiliare Grande Distribuzione SIIQ S.p.A. (REIT)	4,531	3,529
Inland Real Estate Corp. (REIT)	1,244	13,622
Intu Properties plc (REIT)	13,746	71,083
Japan Retail Fund Investment Corp. (REIT)	37	78,027
Kimco Realty Corp. (REIT)	6,154	154,712
Kite Realty Group Trust (REIT)	1,197	34,402
Klepierre S.A. (REIT)	1,441	62,069
Link REIT (REIT)	34,342	214,373
Macerich Co. (REIT)	2,101	175,244
Mapletree Commercial Trust (REIT)	19,154	20,379
Mercialys S.A. (REIT)	589	13,138
Morguard Real Estate Investment Trust (REIT)	523	8,175
National Retail Properties, Inc. (REIT)	1,945	76,575
Pennsylvania Real Estate Investment Trust (REIT)	939	22,029
Ramco-Gershenson Properties Trust (REIT)	1,105	20,708
Realty Income Corp. (REIT)	3,332	158,970
Regency Centers Corp. (REIT)	1,388	88,527
Retail Opportunity Investments Corp. (REIT)	1,387	23,288
Retail Properties of America, Inc. (REIT), Class A	3,499	58,398
RioCan Real Estate Investment Trust (REIT)	4,676	106,375
Rouse Properties, Inc. (REIT)	499	9,241
Saul Centers, Inc. (REIT)	206	11,781
Scentre Group (REIT)*	77,601	220,662
Simon Property Group, Inc. (REIT)	4,751	865,205
Tanger Factory Outlet Centers, Inc. (REIT)	1,410	52,114
Taubman Centers, Inc. (REIT)	975	74,510
Unibail-Rodamco SE (REIT)	1,483	379,036
Urstadt Biddle Properties, Inc. (REIT), Class A	382	8,358
Vastned Retail N.V. (REIT)	252	11,384
Washington Prime Group, Inc. (REIT)	2,303	39,658
Weingarten Realty Investors (REIT)	1,624	56,710
Wereldhave Belgium N.V. (REIT)	27	3,400

See Notes to Financial Statements.

1112

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Westfield Corp. (REIT)	28,978	$211,865

		4,424,084

Specialized REITs (10.9%)
American Realty Capital Healthcare Trust, Inc. (REIT)	2,520	29,988
Ashford Hospitality Trust, Inc. (REIT)	1,024	10,732
Aviv REIT, Inc. (REIT)	380	13,102
Big Yellow Group plc (REIT)	2,105	19,853
CDL Hospitality Trusts (REIT)	9,437	12,390
Chartwell Retirement Residences	2,569	26,336
Chatham Lodging Trust (REIT)	450	13,037
Chesapeake Lodging Trust (REIT)	832	30,959
CubeSmart (REIT)	2,411	53,211
DiamondRock Hospitality Co. (REIT)	2,920	43,420
EPR Properties (REIT)	857	49,389
Extra Space Storage, Inc. (REIT)	1,615	94,704
FelCor Lodging Trust, Inc. (REIT)	1,829	19,790
HCP, Inc. (REIT)	6,840	301,165
Health Care REIT, Inc. (REIT)	4,933	373,280
Healthcare Realty Trust, Inc. (REIT)	1,417	38,712
Healthcare Trust of America, Inc. (REIT), Class A	1,827	49,219
Hersha Hospitality Trust (REIT)	2,564	18,025
Hospitality Properties Trust (REIT)	2,225	68,975
Host Hotels & Resorts, Inc. (REIT)	11,329	269,290
InnVest Real Estate Investment Trust (REIT)	1,387	7,139
Japan Hotel REIT Investment Corp. (REIT)	42	26,891
LaSalle Hotel Properties (REIT)	1,528	61,838
LTC Properties, Inc. (REIT)	528	22,794
National Health Investors, Inc. (REIT)	500	34,980
Novion Property Group (REIT)	33,450	57,587
Omega Healthcare Investors, Inc. (REIT)	1,906	74,467
Pebblebrook Hotel Trust (REIT)	1,080	49,280
Physicians Realty Trust (REIT)	650	10,790
Primary Health Properties plc (REIT)	1,556	8,959
Public Storage (REIT)	2,216	409,629
RLJ Lodging Trust (REIT)	1,956	65,585

Sabra Health Care REIT, Inc. (REIT)	771	$23,415
Safestore Holdings plc (REIT)	3,093	11,180
Senior Housing Properties Trust (REIT)	3,053	67,502
Sovran Self Storage, Inc. (REIT)	508	44,308
Strategic Hotels & Resorts, Inc. (REIT)*	3,970	52,523
Sunstone Hotel Investors, Inc. (REIT)	3,032	50,058
Universal Health Realty Income Trust (REIT)	194	9,335
Ventas, Inc. (REIT)	4,441	318,420

		2,942,257

Total Real Estate Investment Trusts (REITs)		14,971,082

Real Estate Management & Development (13.7%)
Diversified Real Estate Activities (7.9%)
Allreal Holding AG (Registered)*	141	19,444
CapitaLand Ltd.	37,683	93,627
City Developments Ltd.	9,018	69,626
Development Securities plc	1,850	6,366
DIC Asset AG	471	4,221
Hang Lung Properties Ltd.	33,025	92,037
Henderson Land Development Co., Ltd.	17,277	119,927
Kerry Properties Ltd.	9,289	33,560
Mitsubishi Estate Co., Ltd.	18,289	387,075
Mitsui Fudosan Co., Ltd.	13,457	361,933
Mobimo Holding AG (Registered)*	109	21,838
New World Development Co., Ltd.	74,384	85,082
Nomura Real Estate Holdings, Inc.	1,724	29,625
Sumitomo Realty & Development Co., Ltd.	6,611	225,207
Sun Hung Kai Properties Ltd.	23,510	355,504
Tokyo Tatemono Co., Ltd.	5,272	38,394
UOL Group Ltd.	6,918	36,304
Wharf Holdings Ltd.	22,088	158,619

		2,138,389

Real Estate Development (0.6%)
Conwert Immobilien Invest SE*	941	11,109
Helical Bar plc	1,462	8,724
Keppel Land Ltd.	10,844	27,876
Sino Land Co., Ltd.	43,359	69,598
St. Modwen Properties plc	2,620	15,648
TAG Immobilien AG	1,671	19,451

		152,406

Real Estate Operating Companies (5.2%)
Aeon Mall Co., Ltd.	1,704	30,133
Azrieli Group	550	18,129

See Notes to Financial Statements.

1113

EQ ADVISORS TRUST

EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

BUWOG AG*	706	$13,992
CA Immobilien Anlagen AG*	1,225	22,973
Capital & Counties Properties plc	10,875	61,343
Castellum AB	2,453	38,264
Citycon Oyj	3,881	12,101
Daejan Holdings plc	78	6,718
Deutsche Annington Immobilien SE	3,404	115,789
Deutsche Euroshop AG	710	31,091
Deutsche Wohnen AG	4,301	102,193
Dios Fastigheter AB	663	4,911
DO Deutsche Office AG*	932	3,284
Entra ASA*§	913	9,323
Fabege AB	1,967	25,241
Fastighets AB Balder, Class B*	1,362	19,125
First Capital Realty, Inc.	1,264	20,301
Forest City Enterprises, Inc., Class A*	2,249	47,904
GAGFAH S.A.*	3,240	72,493
Global Logistic Properties Ltd.	44,906	83,984
Grainger plc	6,146	17,988
Hemfosa Fastigheter AB*	602	12,658
Hongkong Land Holdings Ltd.	17,894	120,440
Hufvudstaden AB, Class A	1,633	21,197
Hulic Co., Ltd.	4,428	44,020
Hysan Development Co., Ltd.	8,535	37,924
Inmobiliaria Colonial S.A.*	25,103	16,464
Killam Properties, Inc.	741	6,544
Klovern AB*	6,134	6,022
Kungsleden AB	2,724	19,654
LEG Immobilien AG*	850	63,768
Norwegian Property ASA*	4,092	5,545
NTT Urban Development Corp.	1,627	16,321
PSP Swiss Property AG (Registered)*	597	51,404
Quintain Estates & Development plc*	7,304	10,835
Schroder Real Estate Investment Trust Ltd.	7,733	7,169
Sponda Oyj	3,622	15,863
Swire Properties Ltd.	17,489	51,614
Swiss Prime Site AG (Registered)*	793	58,104
Technopolis Oyj	1,442	6,455
TLG Immobilien AG*	500	7,497
Unite Group plc	3,005	21,773
Wallenstam AB, Class B	1,523	25,337
Wihlborgs Fastigheter AB	1,008	18,399

		1,402,287

Total Real Estate Management & Development		3,693,082

Total Common Stocks (69.0%) (Cost $17,286,943)		18,671,331

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(0.3%)
F&C Commercial Property Trust Ltd.	7,875	$16,722
F&C UK Real Estate Investment Ltd.	3,416	4,995
iShares® International Developed Real Estate ETF	498	14,960
iShares® US Real Estate ETF	196	15,061
MedicX Fund Ltd.	5,288	6,831
Picton Property Income Ltd.	6,545	6,619
Standard Life Investment Property Income Trust plc	3,648	4,449
UK Commercial Property Trust Ltd.	6,595	9,063

Total Investment Companies (0.3%) (Cost $73,357)		78,700

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (0.9%)
Asset-Backed Securities (0.7%)
JP Morgan Mortgage Acquisition Trust,
Series 2006-NC1 A1 0.325%, 4/25/36 (l)	$57,339	53,904
Series 2007-CH2 AV1 0.330%, 1/25/37 (l)	40,183	38,151
RAMP Trust,
Series 2006-RZ4 A2 0.350%, 10/25/36 (l)	57,302	56,417
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-WF2 A1 1.170%, 8/25/37 (l)	35,426	32,462

		180,934

Non-Agency CMO (0.2%)
Credit Suisse Mortgage Capital Certificates,
Series 2009-12R 1A1 2.521%, 9/27/36 (l)§	51,032	51,340

Total Asset-Backed and Mortgage-Backed Securities		232,274

Corporate Bond (0.4%)
Capital Markets(0.4%)
Investment Banking & Brokerage (0.4%)
Goldman Sachs Group, Inc.
0.860%, 6/4/17 (l)	100,000	99,823

Total Capital Markets		99,823

Total Corporate Bonds		99,823

See Notes to Financial Statements.

1114

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Government Securities (37.5%)
Foreign Governments (21.9%)
Australia Government Bond
5.250% 3/15/19	AUD	100,000	$91,620
3.000% 9/20/25 (m)		100,000	117,104
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/1/25	BRL	500,000	164,428
Canadian Government Bond
1.500% 12/1/44	CAD	54,420	57,621
Denmark Government Bond
0.100% 11/15/23	DKK	1,141,657	190,599
Deutsche Bundesrepublik Inflation Linked Bond
0.750% 4/15/18	EUR	446,632	555,174
0.100% 4/15/23		82,886	104,795
France Government Bond OAT
1.000% 7/25/17		113,235	141,286
0.250% 7/25/18		624,366	769,687
0.100% 7/25/21		121,103	151,075
1.100% 7/25/22		214,915	287,138
2.250% 5/25/24		100,000	137,577
0.250% 7/25/24	EUR	40,658	51,266
Hellenic Railways Organization S.A.
4.500% 12/6/16	JPY	1,500,000	11,245
Italy Buoni Poliennali Del Tesoro
2.250% 4/22/17 (m)	EUR	199,514	249,208
1.700% 9/15/18		101,158	127,312
2.350% 9/15/24 (m)		100,557	135,267
Mexican Udibonos
4.500% 12/4/25	MXN	527,719	42,435
4.000% 11/8/46		1,583,156	122,597
New Zealand Government Bond
2.000% 9/20/25 (m)	NZD	240,000	192,416
Republic of Greece
5.250% 2/1/16	JPY	9,300,000	70,269
Republic of Sweden
0.250% 6/1/22	SEK	252,151	33,798
Spain Government Bond
5.400% 1/31/23 (m)	EUR	100,000	158,485
United Kingdom Gilt
0.125% 3/22/24 (m)	GBP	255,108	437,941
1.250% 11/22/32 (m)		350,091	761,633
0.625% 11/22/42 (m)		$9,703	21,402
0.125% 3/22/44 (m)		93,539	183,365
0.125% 3/22/58 (m)		100,701	219,002
0.375% 3/22/62 (m)		95,061	235,431
0.125% 3/22/68 (m)		41,278	97,302

			5,918,478

U.S. Treasuries (15.6%)
U.S. Treasury Bonds
2.000% 1/15/26 TIPS		95,702	109,799
2.375% 1/15/27 TIPS		88,303	105,826
1.750% 1/15/28 TIPS (z)		136,002	154,199
2.125% 2/15/41 TIPS		114,926	150,484
1.375% 2/15/44 TIPS (z)		489,010	555,168
U.S. Treasury Notes
0.125% 4/15/16 TIPS (z)		215,134	214,363
0.125% 4/15/17 TIPS#		73,175	73,220
0.125% 4/15/18 TIPS (z)		308,142	307,028

0.125% 4/15/19 TIPS (z)		$1,013,290	$1,003,011
1.875% 7/15/19 TIPS		111,200	119,451
0.625% 7/15/21 TIPS (z)		416,117	421,835
0.125% 7/15/22 TIPS		124,930	121,831
0.125% 1/15/23 TIPS (z)		694,332	672,298
0.375% 7/15/23 TIPS		122,431	121,200
0.125% 7/15/24 TIPS		99,995	96,441

			4,226,154

Total Government Securities			10,144,632

Total Long-Term Debt Securities (38.8%) (Cost $10,579,861)			10,476,729

SHORT-TERM INVESTMENTS:
Government Securities (1.5%)
Federal Home Loan Bank
0.09%, 2/13/15 (o)(p)		100,000	99,989
0.03%, 3/20/15 (o)(p)		200,000	199,985
Federal Home Loan Mortgage Corp.
0.09%, 5/14/15 (o)(p)		100,000	99,967

Total Government Securities			399,941

Total Short-Term Investments (1.5%) (Cost $399,866)			399,941

Total Investments Before Options Written (109.6%) (Cost $28,340,027)			29,626,701

	Number of Contracts		Value (Note 1)
OPTION WRITTEN:
Put Option Written (0.0%)
10 Year U.S. Treasury Notes
February 2015 @ $126.00*		(2)	$(1,188)

Total Options Written (0.0%)
(Premiums Received $1,188)			(1,188)

Total Investments after Options Written (109.6%) (Cost $28,338,839)			29,625,513
Other Assets Less Liabilities (-9.6%)			(2,594,687)

Net Assets (100%)			$27,030,826

*	Non-income producing.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $60,663 or 0.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $27,196.

See Notes to Financial Statements.

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $2,808,556 or 10.4% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback. See Note 1.

Glossary:

AUD	— Australian Dollar
BRL	— Brazillian Real
CVA	— Dutch Certification
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NZD	— New Zealand Dollar
REIC	— Real Estate Investment Company
SEK	— Swedish Krona
TIPS	— Treasury Inflation Protected Security

Country Diversification
As a Percentage of Total Net Assets
Australia	4.8%
Austria	0.2
Belgium	0.3
Brazil	0.6
Canada	2.5
Cayman Islands	0.2
Denmark	0.7
Finland	0.1
France	8.0
Germany	3. 8
Greece	0.3
Hong Kong	5.0
Israel	0.1
Italy	1.9
Japan	8.1
Luxembourg	0.3
Mexico	0.6
Netherlands	0.5
New Zealand	0.8
Norway	0.0 #
Singapore	2.3
Spain	0.7
Sweden	0.8
Switzerland	0.6
United Kingdom	11.2
United States	55.2
Venezuela	0.0 #
Cash and Other	(9.6)

100.0%

#	Less than 0.05%

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
U.S. Long Bond	2	March-15	$284,907	$289,125	$4,218

Sales
5 Year U.S. Treasury Notes	3	March-15	$356,435	$356,789	$(354)
90 Day Eurodollar	1	September-15	248,402	248,375	27
90 Day Eurodollar	1	March-16	247,024	247,050	(26)
90 Day Eurodollar	1	June-16	246,374	246,425	(51)
90 Day Eurodollar	1	September-16	245,775	245,838	(63)
90 Day Eurodollar	1	December-16	245,248	245,325	(77)
Euro-Bund	4	March-15	743,869	754,442	(10,573)
U.S. Ultra Bond	4	March-15	627,621	660,750	(33,129)

					$(44,246)

					$(40,028)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	244	$199,202	$199,087	$115
British Pound vs. U.S. Dollar, expiring 1/5/15	Bank of America	1,144	1,783,039	1,787,649	(4,610)
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	1,272	1,538,989	1,552,408	(13,419)
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	3	3,630	3,709	(79)
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	1,305	1,579,618	1,590,492	(10,874)
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Bank of America	12,600	105,193	105,065	128
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/15	Bank of America	32	9,100	9,660	(560)
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Bank of America	203	13,733	14,303	(570)
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	172	11,636	12,602	(966)
New Zealand Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	229	178,632	177,962	670
Singapore Dollar vs. U.S. Dollar, expiring 1/29/15	Credit Suisse	28	21,285	21,777	(492)

					$(30,657)

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	244	$207,846	$199,202	$8,644
Australian Dollar vs. U.S. Dollar, expiring 2/3/15	Bank of America	244	198,668	198,768	(100)
Brazilian Real vs. U.S. Dollar, expiring 2/3/15	Credit Suisse	454	178,299	169,549	8,750
British Pound vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	1,144	1,795,828	1,783,038	12,790
British Pound vs. U.S. Dollar, expiring 2/3/15	Bank of America	1,144	1,787,212	1,782,624	4,588
Canadian Dollar vs. U.S. Dollar, expiring 3/3/15	Bank of America	60	52,241	51,580	661
Danish Krone vs. U.S. Dollar, expiring 2/12/15	Credit Suisse	1,115	186,484	181,239	5,245
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	7	8,682	8,470	212
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	1,970	2,466,181	2,384,107	82,074
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	260	324,433	314,613	9,820
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	105	129,942	127,055	2,887
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	25	31,077	30,251	826
European Union Euro vs. U.S. Dollar, expiring 1/5/15	Bank of America	213	262,645	257,741	4,904
European Union Euro vs. U.S. Dollar, expiring 2/3/15	Bank of America	1,272	1,553,074	1,539,676	13,398
European Union Euro vs. U.S. Dollar, expiring 2/3/15	Credit Suisse	1,305	1,590,364	1,579,620	10,744
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Credit Suisse	12,600	106,477	105,193	1,284
Japanese Yen vs. U.S. Dollar, expiring 2/3/15	Bank of America	12,600	105,087	105,219	(132)
Korean Won vs. U.S. Dollar, expiring 2/26/15	Bank of America	21,782	20,000	19,768	232
Korean Won vs. U.S. Dollar, expiring 2/26/15	Bank of America	10,918	10,000	9,908	92
Malaysian Ringgit vs. U.S. Dollar, expiring 2/26/15	Credit Suisse	33	9,941	9,362	579
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	110	8,071	7,441	630
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Credit Suisse	627	44,331	42,415	1,916
Mexican Peso vs. U.S. Dollar, expiring 3/19/15	Bank of America	1,163	81,885	78,448	3,437
Mexican Peso vs. U.S. Dollar, expiring 3/19/15	Bank of America	882	61,378	59,540	1,838
New Zealand Dollar vs. U.S. Dollar, expiring 1/5/15	Bank of America	229	178,339	178,631	(292)
New Zealand Dollar vs. U.S. Dollar, expiring 2/3/15	Bank of America	229	177,457	178,058	(601)
Swedish Krona vs. U.S. Dollar, expiring 2/12/15	Bank of America	210	28,401	26,942	1,459

					$175,885

					$145,228

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 4,782, BRL 148, CAD 3,033, CHF 905, DKK 430, EUR 3,988, GBP 7,258, HKD 2,964, ILS 329, JPY 4,766, NOK 250, NZD 3,051, SEK 3,000, SGD 499, and MXN 3,040.

Options Written:

Options written for the year ended December 31, 2014 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2014	—	$—
Options Written	14	6,349
Options Terminated in Closing Purchase Transactions	(12)	(5,161)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2014	2	$1,188

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Total return swap contracts outstanding as of December 31, 2014:

Swap Counterparty	Payments Made by the Fund	Payments Received by the Fund	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	$98,309	$343
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	70,399	247
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	63,249	220
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	39,421	137
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	138,229	481
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	59,296	206
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	59,297	220
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	90,781	316
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	109,181	384
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	19,897	69
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	111,381	427
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	131,815	467
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	141,667	493
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	5,761,868	20,611
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	501,477	1,810
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	118,689	426
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	118,780	426
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	89,146	330
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	69,369	247
Bank of America	1 Month LIBOR	FTSE EPRA/NAREIT Developed Index	2/27/15	30,356	110

					$27,970

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$180,934	$—	$180,934
Non-Agency CMO	—	51,340	—	51,340
Common Stocks
Financials	10,534,418	8,129,746	—	18,664,164
Health Care	7,167	—	—	7,167
Corporate Bonds
Financials	—	99,823	—	99,823
Forward Currency Contracts	—	177,923	—	177,923
Futures	4,245	—	—	4,245
Government Securities
Foreign Governments	—	5,918,478	—	5,918,478
U.S. Treasuries	—	4,226,154	—	4,226,154
Investment Companies
Exchange Traded Funds (ETFs)	30,021	48,679	—	78,700
Short-Term Investments	—	399,941	—	399,941
Total Return Swaps	—	27,970	—	27,970

Total Assets	$10,575,851	$19,260,988	$—	$29,836,839

Liabilities:
Forward Currency Contracts	$—	$(32,695)	$—	$(32,695)
Futures	(44,273)	—	—	(44,273)
Options Written
Put Options Written	(1,188)	—	—	(1,188)

Total Liabilities	$(45,461)	$(32,695)	$—	$(78,156)

Total	$10,530,390	$19,228,293	$—	$29,758,683

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets - Unrealized appreciation	$4,245	*
Foreign exchange contracts	Receivables	177,923
Equity contracts	Receivables, Net assets - Unrealized appreciation	27,970	*

Total		$210,138

	Liability Derivatives
Interest rate contracts	Payables, Net assets - Unrealized depreciation	$(45,461	)*
Foreign exchange contracts	Payables	(32,695)

Total		$(78,156)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$5,135	$(73,499)	$—	$—	$(68,364)
Foreign exchange contracts	—	—	427,491	—	427,491
Equity contracts	—	—	—	883,767	883,767

Total	$5,135	$(73,499)	$427,491	$883,767	$1,242,894

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^		Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts		$(32,183)	$—	$—	$(32,183)
Foreign exchange contracts		—	192,751	—	192,751
Equity contracts		—	—	68,672	68,672

Total		$(32,183)	$192,751	$68,672	$229,240

^ The Portfolio held options, forward foreign currency, futures and swap contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $10,396,000, and options and futures contracts with an average notional balance of approximately $2,000 and $2,649,000, respectively, during the year ended December 31, 2014.

See Notes to Financial Statements.

1119

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EQ/REAL ESTATE PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	$(154,998)	$(154,866)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(461,624)	(461,351)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(1,003,652)	(1,003,925)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(214,839)	(214,898)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(321,634)	(321,596)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(674,486)	(674,670)
BNP Paribas Securities Corp.	0.45%	12/19/2014	1/21/2015	(307,427)	(307,511)

					$(3,138,817)

(2)	The average amount of borrowings while outstanding for 9 months during the year ended December 31, 2014 was approximately $2,749,090 at a weighted average interest rate of 0.19%.
(3)	Payable for sale-buyback transactions includes $(157) of deferred price drop on sale-buyback transactions.

The following is a summary by counterparty of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
BNP Paribas Securities Corp.	$(3,138,817)	$3,134,169	$(4,648)

(4)	Net Exposure respresents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$163,955	$(12,411)	$—	$151,544
Credit Suisse	41,938	(20,284)	—	21,654

Total	$205,893	$(32,695)	$—	$173,198

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$12,411	$(12,411)	$—	$—
Credit Suisse	20,284	(20,284)	—	—

Total	$32,695	$(32,695)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$14,372,747
Long-term U.S. government debt securities	5,898,793

$20,271,540

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,191,389
Long-term U.S. government debt securities	4,521,530

$11,712,919

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,035,280
Aggregate gross unrealized depreciation	(1,110,041)

Net unrealized appreciation	$925,239

Federal income tax cost of investments	$28,701,462

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $28,340,027)	$29,626,701
Cash	221,874
Foreign cash (Cost $39,990)	38,443
Cash held as collateral at broker	8,000
Receivable for securities sold	191,453
Unrealized appreciation on forward foreign currency contracts	177,923
Dividends, interest and other receivables	117,406
Unrealized appreciation on swap contracts	27,970
Receivable from investment manager	19,310
Receivable from Separate Accounts for Trust shares sold	10,341
Due from broker for futures variation margin	391
Other assets	69

Total assets	30,439,881

LIABILITIES
Payable for sale-buyback financing transactions	3,138,817
Payable for securities purchased	161,168
Unrealized depreciation on forward foreign currency contracts	32,695
Distribution fees payable – Class IB	1,193
Options written, at value (Premiums received $1,188)	1,188
Payable to Separate Accounts for Trust shares redeemed	846
Trustees’ fees payable	56
Accrued expenses	73,092

Total liabilities	3,409,055

NET ASSETS	$27,030,826

Net assets were comprised of:
Paid in capital	$26,062,386
Accumulated undistributed net investment income (loss)	(297,929)
Accumulated undistributed net realized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	(149,280)
Net unrealized appreciation (depreciation) on investments, options written, futures, foreign currency translations and swaps	1,415,649

Net assets	$27,030,826

Class IB
Net asset value, offering and redemption price per share, $5,787,277 / 553,345 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.46

Class K
Net asset value, offering and redemption price per share, $21,243,549 / 2,031,516 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.46

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $24,161 foreign withholding tax)	$503,530
Interest	128,914

Total income	632,444

EXPENSES
Custodian fees	163,500
Investment management fees	131,306
Administrative fees	52,854
Professional fees	33,883
Distribution fees – Class IB	9,039
Interest expense	3,846
Printing and mailing expenses	2,173
Offering costs	2,095
Trustees’ fees	580
Miscellaneous	17,402

Gross expenses	416,678
Less: Waiver from investment manager	(184,160)
Reimbursement from investment manager	(16,655)

Net expenses	215,863

NET INVESTMENT INCOME (LOSS)	416,581

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	39,425
Futures	(73,499)
Foreign currency transactions	376,806
Swaps	883,767
Options written	5,135

Net realized gain (loss)	1,231,634

Change in unrealized appreciation (depreciation) on:	1,724,011
Investments
Futures	(32,183)
Foreign currency translations	188,432
Swaps	68,672
Options written	— #

Net change in unrealized appreciation (depreciation)	1,948,932

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,180,566

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,597,147

#	Rounds to less than $0.50.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$416,581	$221,616
Net realized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	1,231,634	(217,094)
Net change in unrealized appreciation (depreciation) on investments, options written, futures, foreign currency translations and swaps	1,948,932	(533,283)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,597,147	(528,761)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IB	(325,280)	(12,315)
Class K	(1,271,361)	(196,617)

	(1,596,641)	(208,932)

Distributions from net realized capital gains
Class IB	(58,233)	(3,170)
Class K	(217,676)	(40,377)

	(275,909)	(43,547)

Return of capital
Class IB	—	(11,477)
Class K	—	(146,199)

	—	(157,676)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(1,872,550)	(410,155)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 500,598 and 220,821 shares, respectively ]	5,316,424	2,217,342
Capital shares issued in reinvestment of dividends and distributions [ 36,943 and 2,832 shares, respectively ]	383,513	26,962
Capital shares repurchased [ (136,519) and (71,330) shares, respectively ]	(1,445,614)	(702,314)

Total Class IB transactions	4,254,323	1,541,990

Class K
Capital shares sold [ 400,785 and 1,940,091 shares, respectively ]	4,214,738	19,589,333
Capital shares issued in reinvestment of dividends and distributions [ 143,471 and 40,249 shares, respectively ]	1,489,037	383,193
Capital shares repurchased [ (382,218) and (110,862) shares, respectively ]	(4,119,170)	(1,108,299)

Total Class K transactions	1,584,605	18,864,227

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,838,928	20,406,217

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,563,525	19,467,301
NET ASSETS:
Beginning of period	19,467,301	—

End of period (a)	$27,030,826	$19,467,301

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(297,929)	$(61,615)

* The Portfolio commenced operations on February 8, 2013.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.12
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	1.44	(0.30)

Total from investment operations	1.60	(0.18)

Less distributions:
Dividends from net investment income	(0.65)	(0.09)
Distributions from net realized gains	(0.12)	(0.02)
Return of capital	—	(0.08)

Total dividends and distributions	(0.77)	(0.19)

Net asset value, end of period	$10.46	$9.63

Total return (b)	16.60%	(1.79)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,787	$1,467
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.12%**	1.10%
Before waivers and reimbursements (a)(f)	2.04%**	2.45%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.52%	1.40	%(l)
Before waivers and reimbursements (a)(f)	0.59%	0.05	%(l)
Portfolio turnover rate (z)^	48%	233%

Class K	Year Ended December 31, 2014	February 8, 2013* to December 31, 2013
Net asset value, beginning of period	$9.63	$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.15
Net realized and unrealized gain (loss) on investments, options written, futures, foreign currency transactions and swaps	1.44	(0.31)

Total from investment operations	1.63	(0.16)

Less distributions:
Dividends from net investment income	(0.68)	(0.11)
Distributions from net realized gains	(0.12)	(0.02)
Return of capital	—	(0.08)

Total dividends and distributions	(0.80)	(0.21)

Net asset value, end of period	$10.46	$9.63

Total return (b)	16.91%	(1.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,244	$18,001
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.87%**	0.85%
Before waivers and reimbursements (a)(f)	1.69%**	2.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.79%	1.67	%(l)
Before waivers and reimbursements (a)(f)	0.96%	0.38	%(l)
Portfolio turnover rate (z)^	48%	233%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.02%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.87%	15.12%	7.43%
Portfolio – Class IB Shares	4.78	15.00	7.24
Portfolio – Class K Shares***	5.12	N/A	20.31
Russell 2000® Index	4.89	15.55	7.77
*** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.78% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 2000® Index, returned 4.89% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	The sectors that contributed most to the index performance for the year ended December 31, 2014 were Health Care, Financials, Information Technology, Utilities and Consumer Staples.

•

The top five stocks that provided the most positive impact to the index performance for the year ended December 31, 2014 were Intermune Inc., RF Microdevices Inc., Triquint Semiconductor Inc., Isis Pharmaceuticals Inc. and SunEdison Inc.

What hurt performance during the year:

•	The most negative sector contributors to index performance for the year ended December 31, 2014 were Energy, Materials, Industrials, Telecommunication Services and Consumer Discretionary.

•

The five stocks that provided the most negative impact to performance in the index for the year ended December 31, 2014 were Energy XXI (Bermuda) Ltd., Chart Industries Inc., Civeo Corp., Rosetta Resources Inc. and Carbo Ceramics Inc.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	23.9%
Information Technology	17.8
Health Care	14.2
Industrials	13.8
Consumer Discretionary	13.5
Materials	4.6
Utilities	3.5
Energy	3.3
Consumer Staples	3.3
Telecommunication Services	0.8
Cash and Other	1.3

100.0%

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UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,017.96	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.10	3.14
Class IB
Actual	1,000.00	1,017.15	3.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.23
Class K
Actual	1,000.00	1,018.86	1.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.37	1.86

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 0.62%, 0.63% and 0.36%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.5%)
Auto Components (1.2%)
American Axle & Manufacturing Holdings, Inc.*	45,575	$1,029,539
Cooper Tire & Rubber Co.	43,822	1,518,433
Cooper-Standard Holding, Inc.*	7,900	457,252
Dana Holding Corp.	99,465	2,162,369
Dorman Products, Inc.*	17,700	854,379
Drew Industries, Inc.*	18,670	953,477
Federal-Mogul Holdings Corp.*	15,100	242,959
Gentherm, Inc.*	22,600	827,612
Modine Manufacturing Co.*	32,900	447,440
Motorcar Parts of America, Inc.*	10,300	320,227
Standard Motor Products, Inc.	12,800	487,936
Stoneridge, Inc.*	6,800	87,448
Tenneco, Inc.*	38,897	2,201,959
Tower International, Inc.*	11,900	304,045

		11,895,075

Automobiles (0.0%)
Winnebago Industries, Inc.	17,346	377,449

Distributors (0.3%)
Core-Mark Holding Co., Inc.	16,000	990,880
Pool Corp.	29,778	1,889,116

		2,879,996

Diversified Consumer Services (1.0%)
American Public Education, Inc.*	15,807	582,804
Ascent Capital Group, Inc., Class A*	9,231	488,597
Bright Horizons Family Solutions, Inc.*	17,690	831,607
Capella Education Co.	7,045	542,183
Chegg, Inc.*	38,400	265,344
Grand Canyon Education, Inc.*	30,748	1,434,702
Houghton Mifflin Harcourt Co.*	62,800	1,300,588
ITT Educational Services, Inc.*	15,800	151,838
K12, Inc.*	21,984	260,950
LifeLock, Inc.*	41,100	760,761
Regis Corp.*	32,152	538,867
Sotheby’s, Inc.	35,102	1,515,704
Steiner Leisure Ltd.*	13,032	602,209
Strayer Education, Inc.*	6,500	482,820
Universal Technical Institute, Inc.	11,800	116,112
Weight Watchers International, Inc.*	16,000	397,440

		10,272,526

Hotels, Restaurants & Leisure (3.2%)
Belmond Ltd., Class A*	71,509	884,566
Biglari Holdings, Inc.*	891	355,963
BJ’s Restaurants, Inc.*	17,234	865,319
Bloomin’ Brands, Inc.*	44,500	1,101,820
Bob Evans Farms, Inc.	14,890	762,070
Boyd Gaming Corp.*	38,300	489,474
Buffalo Wild Wings, Inc.*	11,300	2,038,294
Caesars Acquisition Co., Class A*	23,400	241,254

	Number of Shares	Value (Note 1)

Caesars Entertainment Corp.*	23,370	$366,675
Cheesecake Factory, Inc.	32,221	1,621,039
Churchill Downs, Inc.	9,293	885,623
Chuy’s Holdings, Inc.*	11,000	216,370
ClubCorp Holdings, Inc.	2,500	44,825
Cracker Barrel Old Country Store, Inc.	13,023	1,833,117
Del Frisco’s Restaurant Group, Inc.*	11,400	270,636
Denny’s Corp.*	76,200	785,622
Diamond Resorts International, Inc.*	20,400	569,160
DineEquity, Inc.	11,281	1,169,163
Fiesta Restaurant Group, Inc.*	15,400	936,320
Ignite Restaurant Group, Inc.*	4,700	36,989
International Speedway Corp., Class A	21,600	683,640
Interval Leisure Group, Inc.	25,200	526,428
Isle of Capri Casinos, Inc.*	10,200	85,374
Jack in the Box, Inc.	25,539	2,042,098
Krispy Kreme Doughnuts, Inc.*	44,500	878,430
La Quinta Holdings, Inc.*	25,500	562,530
Life Time Fitness, Inc.*	23,600	1,336,232
Marcus Corp.	11,600	214,716
Marriott Vacations Worldwide Corp.	18,900	1,408,806
Papa John’s International, Inc.	19,342	1,079,284
Penn National Gaming, Inc.*	45,300	621,969
Pinnacle Entertainment, Inc.*	39,500	878,875
Popeyes Louisiana Kitchen, Inc.*	13,600	765,272
Red Robin Gourmet Burgers, Inc.*	12,100	931,398
Ruby Tuesday, Inc.*	14,500	99,180
Ruth’s Hospitality Group, Inc.	15,900	238,500
Scientific Games Corp., Class A*	31,300	398,449
Sonic Corp.	35,938	978,592
Speedway Motorsports, Inc.	11,700	255,879
Texas Roadhouse, Inc.	39,618	1,337,504
Vail Resorts, Inc.	22,994	2,095,443

		32,892,898

Household Durables (1.1%)
Beazer Homes USA, Inc.*	16,000	309,760
Cavco Industries, Inc.*	4,000	317,080
Ethan Allen Interiors, Inc.	21,554	667,527
Helen of Troy Ltd.*	16,498	1,073,360
Hovnanian Enterprises, Inc., Class A*	44,285	182,897
iRobot Corp.*	15,900	552,048
KB Home	56,500	935,075
La-Z-Boy, Inc.	34,709	931,590
Libbey, Inc.*	10,600	333,264
M.D.C. Holdings, Inc.	27,500	727,925
M/I Homes, Inc.*	13,600	312,256
Meritage Homes Corp.*	24,439	879,560
NACCO Industries, Inc., Class A	1,900	112,784
Ryland Group, Inc.	31,356	1,209,087
Standard Pacific Corp.*	100,400	731,916

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

TRI Pointe Homes, Inc.*	85,601	$1,305,415
Universal Electronics, Inc.*	9,800	637,294

		11,218,838

Internet & Catalog Retail (0.5%)
Blue Nile, Inc.*	5,000	180,050
FTD Cos., Inc.*	14,454	503,288
HSN, Inc.	22,868	1,737,968
Lands’ End, Inc.*	9,500	512,620
Nutrisystem, Inc.	16,600	324,530
RetailMeNot, Inc.*	17,700	258,774
Shutterfly, Inc.*	25,497	1,063,098

		4,580,328

Leisure Products (0.4%)
Arctic Cat, Inc.	4,400	156,200
Brunswick Corp.	59,358	3,042,691
Callaway Golf Co.	52,763	406,275
Smith & Wesson Holding Corp.*	48,135	455,838
Sturm Ruger & Co., Inc.	14,400	498,672

		4,559,676

Media (1.2%)
AMC Entertainment Holdings, Inc., Class A	12,866	336,832
Carmike Cinemas, Inc.*	15,100	396,677
Central European Media Enterprises Ltd., Class A*	1,300	4,173
Cinedigm Corp., Class A*	2,200	3,564
Crown Media Holdings, Inc., Class A*	84,111	297,753
Cumulus Media, Inc., Class A*	78,100	330,363
EW Scripps Co., Class A*	20,700	462,645
Gray Television, Inc.*	19,100	213,920
Harte-Hanks, Inc.	16,100	124,614
Loral Space & Communications, Inc.*	10,096	794,656
McClatchy Co., Class A*	22,500	74,700
MDC Partners, Inc., Class A	22,200	504,384
Media General, Inc.*	31,400	525,322
Meredith Corp.	20,700	1,124,424
National CineMedia, Inc.	38,023	546,391
New Media Investment Group, Inc.	17,300	408,799
New York Times Co., Class A	80,000	1,057,600
Nexstar Broadcasting Group, Inc., Class A	19,900	1,030,621
Rentrak Corp.*	5,700	415,074
Scholastic Corp.	22,160	807,067
Sinclair Broadcast Group, Inc., Class A	46,300	1,266,768
Time, Inc.	63,600	1,565,196
World Wrestling Entertainment, Inc., Class A	11,000	135,740

		12,427,283

Multiline Retail (0.2%)
Burlington Stores, Inc.*	16,500	779,790
Fred’s, Inc., Class A	35,015	609,611
Tuesday Morning Corp.*	29,000	629,300

		2,018,701

	Number of Shares	Value (Note 1)

Specialty Retail (3.4%)
Aeropostale, Inc.*	36,100	$83,752
American Eagle Outfitters, Inc.	112,100	1,555,948
America’s Car-Mart, Inc.*	3,300	176,154
ANN, Inc.*	27,004	985,106
Asbury Automotive Group, Inc.*	20,842	1,582,325
Barnes & Noble, Inc.*	21,300	494,586
bebe stores, Inc.	7,600	16,644
Brown Shoe Co., Inc.	27,663	889,365
Buckle, Inc.	17,889	939,530
Cato Corp., Class A	23,623	996,418
Children’s Place, Inc.	15,690	894,330
Conn’s, Inc.*	14,400	269,136
Container Store Group, Inc.*	4,800	91,824
Destination Maternity Corp.	5,500	87,725
Express, Inc.*	63,700	935,753
Finish Line, Inc., Class A	29,613	719,892
Five Below, Inc.*	31,305	1,278,183
Francesca’s Holdings Corp.*	24,800	414,160
Genesco, Inc.*	16,957	1,299,245
Group 1 Automotive, Inc.	14,737	1,320,730
Guess?, Inc.	35,400	746,232
Haverty Furniture Cos., Inc.	13,300	292,733
Hibbett Sports, Inc.*	19,355	937,363
Kirkland’s, Inc.*	1,400	33,096
Lithia Motors, Inc., Class A	16,100	1,395,709
Lumber Liquidators Holdings, Inc.*	16,776	1,112,417
Mattress Firm Holding Corp.*	7,600	441,408
Men’s Wearhouse, Inc.	29,451	1,300,262
Monro Muffler Brake, Inc.	21,604	1,248,711
Office Depot, Inc.*	287,955	2,469,214
Outerwall, Inc.*	12,286	924,153
Pep Boys-Manny, Moe & Jack*	39,777	390,610
Pier 1 Imports, Inc.	50,156	772,402
Rent-A-Center, Inc.	34,103	1,238,621
Restoration Hardware Holdings, Inc.*	20,300	1,949,003
Select Comfort Corp.*	31,200	843,336
Shoe Carnival, Inc.	5,100	131,019
Sonic Automotive, Inc., Class A	30,125	814,580
Stage Stores, Inc.	21,774	450,722
Stein Mart, Inc.	11,100	162,282
Systemax, Inc.*	10,471	141,359
Tilly’s, Inc., Class A*	9,600	93,024
Vitamin Shoppe, Inc.*	21,000	1,020,180
Zumiez, Inc.*	12,700	490,601

		34,429,843

Textiles, Apparel & Luxury Goods (1.0%)
Columbia Sportswear Co.	19,268	858,197
Crocs, Inc.*	63,734	796,038
G-III Apparel Group Ltd.*	12,100	1,222,221
Iconix Brand Group, Inc.*	29,331	991,094
Movado Group, Inc.	12,300	348,951
Oxford Industries, Inc.	10,300	568,663
Quiksilver, Inc.*	12,900	28,509
Skechers U.S.A., Inc., Class A*	23,279	1,286,165
Steven Madden Ltd.*	41,140	1,309,486
Tumi Holdings, Inc.*	32,400	768,852
Vera Bradley, Inc.*	6,627	135,058

See Notes to Financial Statements.

1129

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Vince Holding Corp.*	2,200	$57,508
Wolverine World Wide, Inc.	64,280	1,894,332

		10,265,074

Total Consumer Discretionary		137,817,687

Consumer Staples (3.3%)
Beverages (0.2%)
Boston Beer Co., Inc., Class A*	4,974	1,440,172
Coca-Cola Bottling Co. Consolidated	500	44,015
National Beverage Corp.*	8,900	201,318

		1,685,505

Food & Staples Retailing (1.0%)
Andersons, Inc.	16,409	871,974
Casey’s General Stores, Inc.	25,413	2,295,302
Chefs’ Warehouse, Inc.*	200	4,608
Fresh Market, Inc.*	24,700	1,017,640
Natural Grocers by Vitamin Cottage, Inc.*	1,300	36,621
Pantry, Inc.*	13,500	500,310
PriceSmart, Inc.	13,052	1,190,604
SpartanNash Co.	23,270	608,278
SUPERVALU, Inc.*	117,400	1,138,780
United Natural Foods, Inc.*	32,188	2,488,937
Weis Markets, Inc.	7,751	370,653

		10,523,707

Food Products (1.6%)
B&G Foods, Inc.	31,800	950,820
Boulder Brands, Inc.*	43,200	477,792
Calavo Growers, Inc.	7,800	368,940
Cal-Maine Foods, Inc.	23,384	912,677
Chiquita Brands International, Inc. (b)*	24,700	357,162
Darling Ingredients, Inc.*	100,099	1,817,798
Dean Foods Co.	53,900	1,044,582
Diamond Foods, Inc.*	12,937	365,211
Farmer Bros Co.*	2,517	74,126
Fresh Del Monte Produce, Inc.	26,804	899,274
J&J Snack Foods Corp.	8,603	935,748
Lancaster Colony Corp.	13,737	1,286,333
Lifeway Foods, Inc.*	12,815	237,462
Post Holdings, Inc.*	23,200	971,848
Sanderson Farms, Inc.	13,793	1,158,957
Seaboard Corp.*	167	701,058
Seneca Foods Corp., Class A*	5,200	140,556
Snyder’s-Lance, Inc.	34,640	1,058,252
Tootsie Roll Industries, Inc.	13,647	418,281
TreeHouse Foods, Inc.*	24,033	2,055,542

		16,232,419

Household Products (0.2%)
Central Garden & Pet Co., Class A*	16,933	161,710
Harbinger Group, Inc.*	47,900	678,264
WD-40 Co.	12,027	1,023,257

		1,863,231

	Number of Shares	Value (Note 1)

Personal Products (0.1%)
Elizabeth Arden, Inc.*	19,800	$423,522
Inter Parfums, Inc.	9,100	249,795
Revlon, Inc., Class A*	6,800	232,288
Synutra International, Inc.*	46,100	280,288
USANA Health Sciences, Inc.*	3,500	359,065

		1,544,958

Tobacco (0.2%)
Universal Corp.	16,753	736,797
Vector Group Ltd.	40,332	859,475

		1,596,272

Total Consumer Staples		33,446,092

Energy (3.3%)
Energy Equipment & Services (1.3%)
Basic Energy Services, Inc.*	18,300	128,283
Bristow Group, Inc.	23,080	1,518,433
C&J Energy Services, Inc.*	31,700	418,757
CARBO Ceramics, Inc.	13,400	536,670
CHC Group Ltd.*	3,000	9,660
Era Group, Inc.*	13,600	287,640
Exterran Holdings, Inc.	36,800	1,198,944
Forum Energy Technologies, Inc.*	34,400	713,112
Geospace Technologies Corp.*	9,000	238,500
Gulf Island Fabrication, Inc.	8,496	164,737
Gulfmark Offshore, Inc., Class A	19,255	470,207
Helix Energy Solutions Group, Inc.*	70,200	1,523,340
Hercules Offshore, Inc.*	97,424	97,424
Hornbeck Offshore Services, Inc.*	25,534	637,584
ION Geophysical Corp.*	105,500	290,125
Key Energy Services, Inc.*	107,572	179,645
Matrix Service Co.*	18,600	415,152
McDermott International, Inc.*	136,900	398,379
Natural Gas Services Group, Inc.*	9,077	209,134
Newpark Resources, Inc.*	70,202	669,727
North Atlantic Drilling Ltd.	43,684	71,205
Nuverra Environmental Solutions, Inc.*	2,500	13,875
Parker Drilling Co.*	102,029	313,229
PHI, Inc. (Non-Voting)*	9,000	336,600
Pioneer Energy Services Corp.*	43,400	240,436
RigNet, Inc.*	7,600	311,828
SEACOR Holdings, Inc.*	13,600	1,003,816
Tesco Corp.	20,200	258,964
TETRA Technologies, Inc.*	70,061	468,008
Vantage Drilling Co.*	17,700	8,652
Willbros Group, Inc.*	16,798	105,324

		13,237,390

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	37,600	110,544
Alon USA Energy, Inc.	4,400	55,748
Alpha Natural Resources, Inc.*	149,600	249,832
Apco Oil and Gas International, Inc.*	5,155	72,325

See Notes to Financial Statements.

1130

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Approach Resources, Inc.*	23,400	$149,526
Arch Coal, Inc.	151,100	268,958
Bill Barrett Corp.*	36,802	419,175
Bonanza Creek Energy, Inc.*	23,300	559,200
BPZ Resources, Inc.*	25,055	7,241
Callon Petroleum Co.*	6,800	37,060
Carrizo Oil & Gas, Inc.*	26,003	1,081,725
Clayton Williams Energy, Inc.*	3,400	216,920
Clean Energy Fuels Corp.*	47,059	235,060
Cloud Peak Energy, Inc.*	44,777	411,053
Comstock Resources, Inc.	35,000	238,350
Contango Oil & Gas Co.*	10,649	311,377
Delek U.S. Holdings, Inc.	34,200	932,976
Diamondback Energy, Inc.*	24,300	1,452,654
Eclipse Resources Corp.*	17,594	123,686
Emerald Oil, Inc.*	12,400	14,880
Energy XXI Ltd.	56,882	185,435
EXCO Resources, Inc.	91,900	199,423
Forest Oil Corp.*	83,900	18,878
FX Energy, Inc.*	12,700	19,685
GasLog Ltd.	20,100	409,035
Gastar Exploration, Inc.*	12,400	29,884
Goodrich Petroleum Corp.*	17,600	78,144
Green Plains, Inc.	21,700	537,726
Halcon Resources Corp.*	140,150	249,467
Isramco, Inc.*	1,521	209,898
Jones Energy, Inc., Class A*	1,000	11,410
Jura Energy Corp.*	690	151
Magnum Hunter Resources Corp.*	104,900	329,386
Matador Resources Co.*	42,300	855,729
Midstates Petroleum Co., Inc.*	4,800	7,248
Navios Maritime Acquisition Corp.	4,000	14,520
Nordic American Tankers Ltd.	37,501	377,635
Northern Oil and Gas, Inc.*	45,861	259,115
Parsley Energy, Inc., Class A*	30,800	491,568
PDC Energy, Inc.*	21,161	873,314
Penn Virginia Corp.*	35,300	235,804
PetroQuest Energy, Inc.*	27,500	102,850
Quicksilver Resources, Inc.*	31,800	6,303
Resolute Energy Corp.*	30,500	40,260
REX American Resources Corp.*	3,600	223,092
Rex Energy Corp.*	24,000	122,400
Rosetta Resources, Inc.*	39,624	884,011
RSP Permian, Inc.*	14,056	353,368
Sanchez Energy Corp.*	29,500	274,055
Scorpio Tankers, Inc.	110,000	955,900
SemGroup Corp., Class A	25,600	1,750,784
Ship Finance International Ltd.	36,005	508,391
Solazyme, Inc.*	32,400	83,592
Stone Energy Corp.*	32,982	556,736
Swift Energy Co.*	34,769	140,814
Synergy Resources Corp.*	33,300	417,582
Teekay Tankers Ltd., Class A	11,557	58,478
Triangle Petroleum Corp.*	36,900	176,382
VAALCO Energy, Inc.*	34,800	158,688
W&T Offshore, Inc.	25,444	186,759
Western Refining, Inc.	33,203	1,254,409

	Number of Shares	Value (Note 1)

Westmoreland Coal Co.*	8,700	$288,927

		20,885,526

Total Energy		34,122,916

Financials (23.9%)
Banks (7.5%)
1st Source Corp.	8,520	292,321
Ameris Bancorp	9,354	239,837
Ames National Corp.	5,150	133,591
Arrow Financial Corp.	4,466	122,770
Banc of California, Inc.	1,900	21,793
BancFirst Corp.	200	12,678
Banco Latinoamericano de Comercio Exterior S.A., Class E	24,681	742,898
Bancorp, Inc.*	13,100	142,659
BancorpSouth, Inc.	61,300	1,379,863
Bank of Marin Bancorp/California	1,600	84,144
Bank of the Ozarks, Inc.	44,676	1,694,114
Banner Corp.	12,000	516,240
BBCN Bancorp, Inc.	48,269	694,108
BNC Bancorp	600	10,326
Boston Private Financial Holdings, Inc.	61,370	826,654
Bridge Bancorp, Inc.	3,781	101,142
Bridge Capital Holdings*	12,800	286,464
Bryn Mawr Bank Corp.	4,080	127,704
Camden National Corp.	2,900	115,536
Capital Bank Financial Corp., Class A*	16,800	450,240
Capital City Bank Group, Inc.	5,400	83,916
Cardinal Financial Corp.	20,800	412,464
Cascade Bancorp*	27,139	140,851
Cathay General Bancorp	52,247	1,337,001
Centerstate Banks, Inc.	6,793	80,905
Central Pacific Financial Corp.	5,900	126,850
Chemical Financial Corp.	17,541	537,456
Citizens & Northern Corp.	6,202	128,195
City Holding Co.	14,550	677,012
CNB Financial Corp./Pennsylvania	3,700	68,450
CoBiz Financial, Inc.	13,521	177,531
Columbia Banking System, Inc.	39,385	1,087,420
Community Bank System, Inc.	25,878	986,728
Community Trust Bancorp, Inc.	14,625	535,421
CommunityOne Bancorp*	4,572	52,349
ConnectOne Bancorp, Inc.	700	13,300
Customers Bancorp, Inc.*	1,200	23,352
CVB Financial Corp.	69,987	1,121,192
Eagle Bancorp, Inc.*	13,750	488,400
Enterprise Financial Services Corp.	5,295	104,470
F.N.B. Corp./Pennsylvania	94,051	1,252,759
Fidelity Southern Corp.	400	6,444
Financial Institutions, Inc.	5,000	125,750
First Bancorp, Inc./Maine	4,119	74,513
First Bancorp/North Carolina	6,910	127,628
First BanCorp/Puerto Rico*	52,500	308,175
First Busey Corp.	43,306	281,922
First Citizens BancShares, Inc./North Carolina, Class A	4,400	1,112,276

See Notes to Financial Statements.

1131

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

First Commonwealth Financial Corp.	76,813	$708,216
First Community Bancshares, Inc./Virginia	6,300	103,761
First Connecticut Bancorp, Inc./Connecticut	14,700	239,904
First Financial Bancorp	47,316	879,604
First Financial Bankshares, Inc.	41,224	1,231,773
First Financial Corp./Indiana	4,700	167,414
First Interstate BancSystem, Inc., Class A	10,400	289,328
First Merchants Corp.	20,400	464,100
First Midwest Bancorp, Inc./Illinois	43,668	747,160
First NBC Bank Holding Co.*	8,600	302,720
First of Long Island Corp.	3,450	97,877
FirstMerit Corp.	94,514	1,785,370
Flushing Financial Corp.	24,842	503,547
German American Bancorp, Inc.	5,200	158,704
Glacier Bancorp, Inc.	47,014	1,305,579
Great Southern Bancorp, Inc.	4,230	167,804
Hancock Holding Co.	54,886	1,685,000
Hanmi Financial Corp.	23,900	521,259
Heartland Financial USA, Inc.	7,900	214,090
Heritage Financial Corp./Washington	17,362	304,703
Hilltop Holdings, Inc.*	42,000	837,900
Home BancShares, Inc./Arkansas	31,200	1,003,392
HomeTrust Bancshares, Inc.*	600	9,996
Hudson Valley Holding Corp.	7,200	195,552
Iberiabank Corp.	17,885	1,159,842
Independent Bank Corp./Massachusetts	19,586	838,477
Independent Bank Group, Inc.	500	19,530
International Bancshares Corp.	34,190	907,403
Investors Bancorp, Inc.	206,440	2,317,289
Lakeland Bancorp, Inc.	17,435	203,990
Lakeland Financial Corp.	12,400	539,028
MainSource Financial Group, Inc.	11,481	240,183
MB Financial, Inc.	41,451	1,362,080
Mercantile Bank Corp.	300	6,306
Merchants Bancshares, Inc./Vermont	1,700	52,071
Metro Bancorp, Inc.*	7,323	189,812
National Bank Holdings Corp., Class A	35,400	687,114
National Penn Bancshares, Inc.	79,791	839,800
NBT Bancorp, Inc.	24,582	645,769
OFG Bancorp	39,100	651,015
Old National Bancorp/Indiana	75,539	1,124,020
Opus Bank*	600	17,022
Pacific Continental Corp.	8,930	126,627
Park National Corp.	10,148	897,895
Park Sterling Corp.	700	5,145
Penns Woods Bancorp, Inc.	1,200	59,112
Peoples Bancorp, Inc./Ohio	5,320	137,948
Peoples Financial Services Corp.	100	4,968
Pinnacle Financial Partners, Inc.	25,800	1,020,132
Preferred Bank/California	200	5,578

	Number of Shares	Value (Note 1)

PrivateBancorp, Inc.	44,370	$1,481,958
Prosperity Bancshares, Inc.	40,184	2,224,586
Renasant Corp.	16,481	476,795
Republic Bancorp, Inc./Kentucky, Class A	4,100	101,352
S&T Bancorp, Inc.	20,325	605,888
Sandy Spring Bancorp, Inc.	19,851	517,714
ServisFirst Bancshares, Inc.	400	13,180
Sierra Bancorp	6,166	108,275
Simmons First National Corp., Class A	10,800	439,020
South State Corp.	15,880	1,065,230
Southside Bancshares, Inc.	14,238	411,613
Southwest Bancorp, Inc./Oklahoma	7,957	138,134
Square 1 Financial, Inc., Class A*	1,100	27,170
State Bank Financial Corp.	23,200	463,536
Sterling Bancorp/Delaware	56,593	813,808
Stock Yards Bancorp, Inc.	5,400	180,036
Suffolk Bancorp	4,262	96,790
Sun Bancorp, Inc./New Jersey*	14,160	274,704
Susquehanna Bancshares, Inc.	127,137	1,707,450
Talmer Bancorp, Inc., Class A	2,700	37,908
Texas Capital Bancshares, Inc.*	26,123	1,419,263
Tompkins Financial Corp.	9,900	547,470
Towne Bank/Virginia	15,300	231,336
Trico Bancshares	13,016	321,495
Trustmark Corp.	42,980	1,054,729
UMB Financial Corp.	21,518	1,224,159
Umpqua Holdings Corp.	106,022	1,803,434
Union Bankshares Corp.	29,755	716,500
United Bankshares, Inc./West Virginia	43,305	1,621,772
United Community Banks, Inc./Georgia	23,900	452,666
Univest Corp. of Pennsylvania	3,934	79,624
Valley National Bancorp	116,846	1,134,575
ViewPoint Financial Group, Inc.	25,560	609,606
Washington Trust Bancorp, Inc.	9,900	397,782
Webster Financial Corp.	56,165	1,827,048
WesBanco, Inc.	18,898	657,650
Westamerica Bancorp	17,874	876,184
Western Alliance Bancorp*	51,260	1,425,028
Wilshire Bancorp, Inc.	45,700	462,941
Wintrust Financial Corp.	24,912	1,164,885
Yadkin Financial Corp.*	900	17,685

		76,681,700

Capital Markets (1.5%)
Actua Corp.*	26,300	485,761
Arlington Asset Investment Corp., Class A	11,400	303,354
Ashford, Inc.*	502	47,188
BGC Partners, Inc., Class A	100,400	918,660
Cohen & Steers, Inc.	14,609	614,747
Cowen Group, Inc., Class A*	6,200	29,760
Diamond Hill Investment Group, Inc.	813	112,226
Evercore Partners, Inc., Class A	20,411	1,068,924
Financial Engines, Inc.	32,600	1,191,530
FXCM, Inc., Class A	20,100	333,057

See Notes to Financial Statements.

1132

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

GAMCO Investors, Inc., Class A	3,700	$329,078
GFI Group, Inc.	18,400	100,280
Greenhill & Co., Inc.	20,700	902,520
HFF, Inc., Class A	21,300	765,096
INTL FCStone, Inc.*	3,600	74,052
Investment Technology Group, Inc.*	26,900	560,058
Janus Capital Group, Inc.	101,100	1,630,743
KCG Holdings, Inc., Class A*	23,146	269,651
Moelis & Co., Class A	1,000	34,930
Oppenheimer Holdings, Inc., Class A	3,700	86,025
Piper Jaffray Cos.*	11,300	656,417
Pzena Investment Management, Inc., Class A	28,511	269,714
RCS Capital Corp., Class A	4,300	52,632
Safeguard Scientifics, Inc.*	6,200	122,884
Stifel Financial Corp.*	40,686	2,075,800
Virtus Investment Partners, Inc.	4,278	729,356
Walter Investment Management Corp.*	25,102	414,434
Westwood Holdings Group, Inc.	1,797	111,091
WisdomTree Investments, Inc.	68,000	1,065,900

		15,355,868

Consumer Finance (0.8%)
Cash America International, Inc.	17,938	405,757
Credit Acceptance Corp.*	5,700	777,537
Encore Capital Group, Inc.*	15,600	692,640
Enova International, Inc.*	16,413	365,353
Ezcorp, Inc., Class A*	37,296	438,228
First Cash Financial Services, Inc.*	20,968	1,167,289
Green Dot Corp., Class A*	17,100	350,379
JG Wentworth Co., Class A*	1,900	20,254
Nelnet, Inc., Class A	16,369	758,376
PRA Group, Inc.*	28,848	1,671,165
Springleaf Holdings, Inc.*	21,400	774,038
World Acceptance Corp.*	7,381	586,420

		8,007,436

Diversified Financial Services (0.3%)
MarketAxess Holdings, Inc.	26,012	1,865,321
NewStar Financial, Inc.*	15,400	197,120
PHH Corp.*	44,915	1,076,163

		3,138,604

Insurance (2.7%)
Ambac Financial Group, Inc.*	30,500	747,250
American Equity Investment Life Holding Co.	49,493	1,444,701
AMERISAFE, Inc.	14,200	601,512
AmTrust Financial Services, Inc.	21,417	1,204,706
Argo Group International Holdings Ltd.	15,132	839,372
Baldwin & Lyons, Inc., Class B	3,823	98,557
Citizens, Inc./Texas*	16,349	124,252
CNO Financial Group, Inc.	134,101	2,309,219
Crawford & Co., Class B	300	3,084
Donegal Group, Inc., Class A	6,744	107,769

	Number of Shares	Value (Note 1)

EMC Insurance Group, Inc.	200	$7,092
Employers Holdings, Inc.	19,701	463,171
Enstar Group Ltd.*	6,488	991,950
FBL Financial Group, Inc., Class A	2,200	127,666
Federated National Holding Co.	2,800	67,648
Fidelity & Guaranty Life	600	14,562
First American Financial Corp.	70,600	2,393,340
Global Indemnity plc*	10,000	283,700
Greenlight Capital Reinsurance Ltd., Class A*	23,193	757,252
HCI Group, Inc.	1,200	51,888
Heritage Insurance Holdings, Inc.*	500	9,715
Horace Mann Educators Corp.	23,037	764,368
Infinity Property & Casualty Corp.	7,352	568,016
Kansas City Life Insurance Co.	2,406	115,560
Kemper Corp.	26,800	967,748
Maiden Holdings Ltd.	43,061	550,750
Meadowbrook Insurance Group, Inc.	12,077	102,171
Montpelier Reinsurance Holdings Ltd.	22,593	809,281
National General Holdings Corp.	20,500	381,505
National Interstate Corp.	6,600	196,680
National Western Life Insurance Co., Class A	1,600	430,800
Navigators Group, Inc.*	8,503	623,610
OneBeacon Insurance Group Ltd., Class A	6,900	111,780
Phoenix Cos., Inc.*	400	27,548
Platinum Underwriters Holdings Ltd.	18,627	1,367,594
Primerica, Inc.	31,500	1,709,190
RLI Corp.	30,296	1,496,622
Safety Insurance Group, Inc.	10,875	696,109
Selective Insurance Group, Inc.	31,532	856,724
State Auto Financial Corp.	7,034	156,296
Stewart Information Services Corp.	12,627	467,704
Symetra Financial Corp.	49,600	1,143,280
Third Point Reinsurance Ltd.*	32,700	473,823
United Fire Group, Inc.	20,164	599,476
United Insurance Holdings Corp.	3,100	68,045
Universal Insurance Holdings, Inc.	17,900	366,055

		27,699,141

Real Estate Investment Trusts (REITs) (9.0%)
Acadia Realty Trust (REIT)	32,673	1,046,516
AG Mortgage Investment Trust, Inc. (REIT)	16,900	313,833
Agree Realty Corp. (REIT)	400	12,436
Alexander’s, Inc. (REIT)	1,775	775,994
Altisource Residential Corp. (REIT)	34,800	675,120
American Assets Trust, Inc. (REIT)	24,218	964,119

See Notes to Financial Statements.

1133

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

American Capital Mortgage Investment Corp. (REIT)	41,874	$788,906
American Realty Capital Healthcare Trust, Inc. (REIT)	97,600	1,161,440
American Residential Properties, Inc. (REIT)*	18,500	325,045
AmREIT, Inc. (REIT)	11,300	299,902
Anworth Mortgage Asset Corp. (REIT)	93,511	490,933
Apollo Commercial Real Estate Finance, Inc. (REIT)	25,000	409,000
Apollo Residential Mortgage, Inc. (REIT)	19,700	310,669
Ares Commercial Real Estate Corp. (REIT)	1,300	14,924
Armada Hoffler Properties, Inc. (REIT)	1,100	10,439
ARMOUR Residential REIT, Inc. (REIT)	265,614	977,459
Ashford Hospitality Prime, Inc. (REIT)	700	12,012
Ashford Hospitality Trust, Inc. (REIT)	43,700	457,976
Associated Estates Realty Corp. (REIT)	30,124	699,178
Aviv REIT, Inc. (REIT)	11,300	389,624
Campus Crest Communities, Inc. (REIT)	25,600	187,136
Capstead Mortgage Corp. (REIT)	63,337	777,778
CareTrust REIT, Inc. (REIT)	7,813	96,334
CatchMark Timber Trust, Inc. (REIT), Class A	2,100	23,772
Cedar Realty Trust, Inc. (REIT)	45,900	336,906
Chambers Street Properties (REIT)	168,600	1,358,916
Chatham Lodging Trust (REIT)	14,400	417,168
Chesapeake Lodging Trust (REIT)	27,900	1,038,159
Colony Financial, Inc. (REIT)	55,746	1,327,870
CoreSite Realty Corp. (REIT)	14,400	562,320
Cousins Properties, Inc. (REIT)	126,906	1,449,266
CubeSmart (REIT)	87,968	1,941,454
CyrusOne, Inc. (REIT)	19,100	526,205
CYS Investments, Inc. (REIT)	119,475	1,041,822
DCT Industrial Trust, Inc. (REIT)	47,350	1,688,501
DiamondRock Hospitality Co. (REIT)	123,698	1,839,389
DuPont Fabros Technology, Inc. (REIT)	43,200	1,435,968
Dynex Capital, Inc. (REIT)	3,000	24,750
EastGroup Properties, Inc. (REIT)	21,827	1,382,086
Education Realty Trust, Inc. (REIT)	26,498	969,562
Empire State Realty Trust, Inc. (REIT), Class A	51,100	898,338
EPR Properties (REIT)	32,914	1,896,834
Equity One, Inc. (REIT)	39,386	998,829
Excel Trust, Inc. (REIT)	35,400	474,006

	Number of Shares	Value (Note 1)

FelCor Lodging Trust, Inc. (REIT)	74,272	$803,623
First Industrial Realty Trust, Inc. (REIT)	69,230	1,423,369
First Potomac Realty Trust (REIT)	31,244	386,176
Franklin Street Properties Corp. (REIT)	55,099	676,065
Geo Group, Inc. (REIT)	46,842	1,890,543
Getty Realty Corp. (REIT)	11,720	213,421
Gladstone Commercial Corp. (REIT)	900	15,453
Glimcher Realty Trust (REIT)	98,632	1,355,204
Government Properties Income Trust (REIT)	37,066	852,889
Gramercy Property Trust, Inc. (REIT)	67,800	467,820
Hatteras Financial Corp. (REIT)	55,600	1,024,708
Healthcare Realty Trust, Inc. (REIT)	63,558	1,736,404
Hersha Hospitality Trust (REIT)	122,477	861,013
Highwoods Properties, Inc. (REIT)	51,795	2,293,483
Hudson Pacific Properties, Inc. (REIT)	31,700	952,902
Inland Real Estate Corp. (REIT)	57,908	634,093
Invesco Mortgage Capital, Inc. (REIT)	74,794	1,156,315
Investors Real Estate Trust (REIT)	60,196	491,801
iStar Financial, Inc. (REIT)*	51,000	696,150
Kite Realty Group Trust (REIT)	20,257	582,186
LaSalle Hotel Properties (REIT)	63,240	2,559,323
Lexington Realty Trust (REIT)	106,086	1,164,824
LTC Properties, Inc. (REIT)	21,469	926,817
Mack-Cali Realty Corp. (REIT)	51,100	973,966
Medical Properties Trust, Inc. (REIT)	103,912	1,431,907
Monmouth Real Estate Investment Corp. (REIT)	32,251	357,019
National Health Investors, Inc. (REIT)	17,028	1,191,279
New Residential Investment Corp. (REIT)	85,700	1,094,389
New York Mortgage Trust, Inc. (REIT)	46,600	359,286
New York REIT, Inc. (REIT)	101,500	1,074,885
One Liberty Properties, Inc. (REIT)	8,300	196,461
Parkway Properties, Inc./Maryland (REIT)	45,017	827,863
Pebblebrook Hotel Trust (REIT)	42,843	1,954,926
Pennsylvania Real Estate Investment Trust (REIT)	44,352	1,040,498
PennyMac Mortgage Investment Trust (REIT)	42,545	897,274

See Notes to Financial Statements.

1134

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Physicians Realty Trust (REIT)	27,300	$453,180
Potlatch Corp. (REIT)	29,144	1,220,259
PS Business Parks, Inc. (REIT)	11,580	921,073
QTS Realty Trust, Inc. (REIT), Class A	1,200	40,608
RAIT Financial Trust (REIT)	41,800	320,606
Ramco-Gershenson Properties Trust (REIT)	41,400	775,836
Redwood Trust, Inc. (REIT)	49,391	973,003
Resource Capital Corp. (REIT)	74,994	377,970
Retail Opportunity Investments Corp. (REIT)	45,000	755,550
Rexford Industrial Realty, Inc. (REIT)	26,500	416,315
RLJ Lodging Trust (REIT)	74,300	2,491,279
Rouse Properties, Inc. (REIT)	21,400	396,328
Ryman Hospitality Properties, Inc. (REIT)	29,834	1,573,445
Sabra Health Care REIT, Inc. (REIT)	26,683	810,363
Saul Centers, Inc. (REIT)	5,600	320,264
Select Income REIT (REIT)	21,200	517,492
Silver Bay Realty Trust Corp. (REIT)	22,200	367,632
Sovran Self Storage, Inc. (REIT)	20,062	1,749,808
STAG Industrial, Inc. (REIT)	32,600	798,700
STORE Capital Corp. (REIT)	18,308	395,636
Strategic Hotels & Resorts, Inc. (REIT)*	142,510	1,885,407
Summit Hotel Properties, Inc. (REIT)	38,900	483,916
Sun Communities, Inc. (REIT)	27,628	1,670,389
Sunstone Hotel Investors, Inc. (REIT)	112,521	1,857,722
Terreno Realty Corp. (REIT)	14,100	290,883
Universal Health Realty Income Trust (REIT)	10,250	493,230
Urstadt Biddle Properties, Inc. (REIT), Class A	10,489	229,499
Washington Real Estate Investment Trust (REIT)	48,017	1,328,150
Western Asset Mortgage Capital Corp. (REIT)	24,000	352,800
Whitestone REIT (REIT)	900	13,599

		91,674,171

Real Estate Management & Development (0.4%)
Alexander & Baldwin, Inc.	29,200	1,146,392
Altisource Asset Management Corp.*	800	248,096
Altisource Portfolio Solutions S.A.*	8,400	283,836
AV Homes, Inc.*	2,600	37,882
Consolidated-Tomoka Land Co.	2,400	133,920
Forestar Group, Inc.*	31,321	482,343
Kennedy-Wilson Holdings, Inc.	40,000	1,012,000
Marcus & Millichap, Inc.*	700	23,275
RE/MAX Holdings, Inc., Class A	1,200	41,100
St. Joe Co.*	36,400	669,396

	Number of Shares	Value (Note 1)

Tejon Ranch Co.*	4,602	$135,575

		4,213,815

Thrifts & Mortgage Finance (1.7%)
Astoria Financial Corp.	48,053	641,988
BankFinancial Corp.	15,921	188,823
BBX Capital Corp., Class A*	400	6,580
Beneficial Mutual Bancorp, Inc.*	8,854	108,639
Berkshire Hills Bancorp, Inc.	22,894	610,354
BofI Holding, Inc.*	7,700	599,137
Brookline Bancorp, Inc.	60,777	609,593
Capitol Federal Financial, Inc.	100,900	1,289,502
Clifton Bancorp, Inc.	9,804	133,237
Dime Community Bancshares, Inc.	15,501	252,356
ESB Financial Corp.	6,466	122,466
Essent Group Ltd.*	24,000	617,040
EverBank Financial Corp.	54,500	1,038,770
Federal Agricultural Mortgage Corp., Class C	4,300	130,462
Flagstar Bancorp, Inc.*	1,400	22,022
Franklin Financial Corp./Virginia*	11,600	245,688
Home Loan Servicing Solutions Ltd.	47,100	919,392
Kearny Financial Corp.*	18,716	257,345
Ladder Capital Corp. (REIT), Class A*	800	15,688
MGIC Investment Corp.*	221,087	2,060,531
NMI Holdings, Inc., Class A*	26,900	245,597
Northfield Bancorp, Inc.	39,383	582,869
Northwest Bancshares, Inc.	68,410	857,177
OceanFirst Financial Corp.	6,100	104,554
Oritani Financial Corp.	28,850	444,290
Provident Financial Services, Inc.	38,216	690,181
Radian Group, Inc.	120,000	2,006,400
Stonegate Mortgage Corp.*	700	8,372
Territorial Bancorp, Inc.	5,895	127,037
Tree.com, Inc.*	1,200	58,008
TrustCo Bank Corp.	70,354	510,770
United Financial Bancorp, Inc.	20,860	299,550
Walker & Dunlop, Inc.*	4,045	70,949
Washington Federal, Inc.	58,400	1,293,560
Waterstone Financial, Inc.	900	11,835
WSFS Financial Corp.	5,800	445,962

		17,626,724

Total Financials		244,397,459

Health Care (14.2%)
Biotechnology (5.1%)
ACADIA Pharmaceuticals, Inc.*	47,500	1,508,125
Acceleron Pharma, Inc.*	9,500	370,120
Achillion Pharmaceuticals, Inc.*	59,900	733,775
Acorda Therapeutics, Inc.*	25,135	1,027,267
Actinium Pharmaceuticals, Inc.*	1,100	6,479
Adamas Pharmaceuticals, Inc.*	400	6,948
Aegerion Pharmaceuticals, Inc.*	19,500	408,330
Agenus, Inc.*	4,600	18,262

See Notes to Financial Statements.

1135

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Agios Pharmaceuticals, Inc.*	7,800	$873,912
Akebia Therapeutics, Inc.*	2,300	26,772
Alder Biopharmaceuticals, Inc.*	3,100	90,179
AMAG Pharmaceuticals, Inc.*	16,400	698,968
Anacor Pharmaceuticals, Inc.*	18,950	611,137
Applied Genetic Technologies Corp.*	800	16,816
Arena Pharmaceuticals, Inc.*	140,334	486,959
ARIAD Pharmaceuticals, Inc.*	95,000	652,650
Array BioPharma, Inc.*	68,919	325,987
Arrowhead Research Corp.*	29,900	220,662
Auspex Pharmaceuticals, Inc.*	2,200	115,456
BioCryst Pharmaceuticals, Inc.*	40,400	491,264
BioSpecifics Technologies Corp.*	400	15,448
BioTime, Inc.*	2,700	10,071
Bluebird Bio, Inc.*	11,000	1,008,920
Cara Therapeutics, Inc.*	600	5,982
Celldex Therapeutics, Inc.*	56,278	1,027,073
Cellular Dynamics International, Inc.*	400	2,572
Cepheid, Inc.*	41,649	2,254,877
Chelsea Therapeutics International Ltd. (b)*†	48,600	3,888
ChemoCentryx, Inc.*	1,300	8,879
Chimerix, Inc.*	15,500	624,030
Clovis Oncology, Inc.*	14,200	795,200
CTI BioPharma Corp.*	80,500	189,980
Cytokinetics, Inc.*	6,200	49,662
Cytori Therapeutics, Inc.*	3,500	1,710
CytRx Corp.*	19,000	52,060
Dicerna Pharmaceuticals, Inc.*	1,300	21,411
Durata Therapeutics, Inc. (b)*	9,800	11,368
Dyax Corp.*	75,068	1,055,456
Dynavax Technologies Corp.*	15,750	265,545
Eleven Biotherapeutics, Inc.*	300	3,564
Emergent Biosolutions, Inc.*	13,500	367,605
Enanta Pharmaceuticals, Inc.*	3,800	193,230
Epizyme, Inc.*	5,700	107,559
Esperion Therapeutics, Inc.*	300	12,132
Exact Sciences Corp.*	47,700	1,308,888
Exelixis, Inc.*	128,986	185,740
Five Prime Therapeutics, Inc.*	1,200	32,400
Flexion Therapeutics, Inc.*	500	10,095
Foundation Medicine, Inc.*	6,300	139,986
Galectin Therapeutics, Inc.*	2,000	6,940
Galena Biopharma, Inc.*	50,000	75,500
Genocea Biosciences, Inc.*	300	2,100
Genomic Health, Inc.*	11,412	364,842
Geron Corp.*	75,011	243,786
Halozyme Therapeutics, Inc.*	55,035	531,088
Heron Therapeutics, Inc.*	1,000	10,060
Hyperion Therapeutics, Inc.*	2,500	60,000
Idera Pharmaceuticals, Inc.*	17,100	75,411
ImmunoGen, Inc.*	55,068	335,915
Immunomedics, Inc.*	52,700	252,960
Infinity Pharmaceuticals, Inc.*	32,400	547,236
Inovio Pharmaceuticals, Inc.*	34,700	318,546
Insmed, Inc.*	22,700	351,169
Insys Therapeutics, Inc.*	4,600	193,936
Intrexon Corp.*	20,500	564,365

	Number of Shares	Value (Note 1)

Ironwood Pharmaceuticals, Inc.*	64,800	$992,736
Isis Pharmaceuticals, Inc.*	69,698	4,303,155
Karyopharm Therapeutics, Inc.*	7,100	265,753
Keryx Biopharmaceuticals, Inc.*	56,500	799,475
Kindred Biosciences, Inc.*	800	5,960
Kite Pharma, Inc.*	4,950	285,466
KYTHERA Biopharmaceuticals, Inc.*	14,700	509,796
Lexicon Pharmaceuticals, Inc.*	121,679	110,716
Ligand Pharmaceuticals, Inc.*	12,326	655,866
MacroGenics, Inc.*	11,500	403,305
MannKind Corp.*	149,500	779,643
Merrimack Pharmaceuticals, Inc.*	59,900	676,870
MiMedx Group, Inc.*	57,000	657,210
Mirati Therapeutics, Inc.*	400	7,408
Momenta Pharmaceuticals, Inc.*	31,728	382,005
NanoViricides, Inc.*	2,800	7,616
Navidea Biopharmaceuticals, Inc.*	30,300	57,267
NeoStem, Inc.*	2,700	10,179
Neuralstem, Inc.*	9,900	26,928
Neurocrine Biosciences, Inc.*	47,900	1,070,086
NewLink Genetics Corp.*	11,300	449,175
Northwest Biotherapeutics, Inc.*	17,300	92,555
Novavax, Inc.*	118,159	700,683
NPS Pharmaceuticals, Inc.*	63,922	2,286,490
Ohr Pharmaceutical, Inc.*	1,900	15,846
OncoMed Pharmaceuticals, Inc.*	3,500	76,160
Oncothyreon, Inc.*	3,200	6,080
Ophthotech Corp.*	8,000	358,960
OPKO Health, Inc.*	124,000	1,238,760
Orexigen Therapeutics, Inc.*	70,503	427,248
Organovo Holdings, Inc.*	35,950	260,638
Osiris Therapeutics, Inc.*	3,000	47,970
OvaScience, Inc.*	8,900	393,558
PDL BioPharma, Inc.	104,627	806,674
Peregrine Pharmaceuticals, Inc.*	11,400	15,846
Portola Pharmaceuticals, Inc.*	21,300	603,216
Progenics Pharmaceuticals, Inc.*	54,200	409,752
Prothena Corp. plc*	15,400	319,704
PTC Therapeutics, Inc.*	12,800	662,656
Puma Biotechnology, Inc.*	13,400	2,536,218
Raptor Pharmaceutical Corp.*	37,800	397,656
Receptos, Inc.*	10,650	1,304,732
Regado Biosciences, Inc.*	1,700	1,552
Regulus Therapeutics, Inc.*	700	11,228
Repligen Corp.*	19,500	386,100
Retrophin, Inc.*	6,200	75,888
Rigel Pharmaceuticals, Inc.*	48,840	110,867
Sage Therapeutics, Inc.*	600	21,960
Sangamo BioSciences, Inc.*	34,000	517,140
Sarepta Therapeutics, Inc.*	21,600	312,552
Spectrum Pharmaceuticals, Inc.*	43,065	298,440
Stemline Therapeutics, Inc.*	1,300	22,178
Sunesis Pharmaceuticals, Inc.*	11,600	29,580
Synageva BioPharma Corp.*	11,600	1,076,364
Synergy Pharmaceuticals, Inc.*	50,000	152,500

See Notes to Financial Statements.

1136

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Synta Pharmaceuticals Corp.*	26,100	$69,165
TESARO, Inc.*	9,100	338,429
TG Therapeutics, Inc.*	5,600	88,704
Threshold Pharmaceuticals, Inc.*	24,400	77,592
Ultragenyx Pharmaceutical, Inc.*	6,600	289,608
Vanda Pharmaceuticals, Inc.*	20,600	294,992
Verastem, Inc.*	1,900	17,366
Versartis, Inc.*	1,700	38,165
Vital Therapies, Inc.*	1,300	32,409
Xencor, Inc.*	700	11,228
XOMA Corp.*	47,900	171,961
ZIOPHARM Oncology, Inc.*	69,600	352,872

		52,606,110

Health Care Equipment & Supplies (3.6%)
Abaxis, Inc.	12,912	733,789
ABIOMED, Inc.*	28,350	1,079,001
Accuray, Inc.*	34,747	262,340
Analogic Corp.	8,616	729,000
AngioDynamics, Inc.*	16,200	307,962
Anika Therapeutics, Inc.*	7,500	305,550
Antares Pharma, Inc.*	104,000	267,280
AtriCure, Inc.*	13,000	259,480
Atrion Corp.	1,000	340,010
Cantel Medical Corp.	23,175	1,002,551
Cardiovascular Systems, Inc.*	14,200	427,136
Cerus Corp.*	45,500	283,920
CONMED Corp.	17,787	799,704
CryoLife, Inc.	33,968	384,857
Cyberonics, Inc.*	15,434	859,365
Cynosure, Inc., Class A*	12,814	351,360
Derma Sciences, Inc.*	1,000	9,310
DexCom, Inc.*	43,108	2,373,095
Endologix, Inc.*	36,100	551,969
Exactech, Inc.*	400	9,428
GenMark Diagnostics, Inc.*	22,900	311,669
Globus Medical, Inc., Class A*	37,000	879,490
Greatbatch, Inc.*	14,818	730,527
Haemonetics Corp.*	32,708	1,223,933
HeartWare International, Inc.*	10,200	748,986
ICU Medical, Inc.*	9,545	781,736
Inogen, Inc.*	500	15,685
Insulet Corp.*	36,278	1,670,965
Integra LifeSciences Holdings Corp.*	15,144	821,259
Invacare Corp.	18,500	310,060
K2M Group Holdings, Inc.*	2,500	52,175
LDR Holding Corp.*	9,600	314,688
Masimo Corp.*	31,838	838,613
Meridian Bioscience, Inc.	25,677	422,643
Merit Medical Systems, Inc.*	28,107	487,094
Natus Medical, Inc.*	19,400	699,176
Neogen Corp.*	23,967	1,188,524
NuVasive, Inc.*	27,409	1,292,608
NxStage Medical, Inc.*	35,350	633,826
OraSure Technologies, Inc.*	42,586	431,822
Orthofix International N.V.*	12,400	372,744
Oxford Immunotec Global plc*	600	8,172
PhotoMedex, Inc.*	600	918
Quidel Corp.*	19,500	563,940

	Number of Shares	Value (Note 1)

Rockwell Medical, Inc.*	17,400	$178,872
RTI Surgical, Inc.*	32,149	167,175
Spectranetics Corp.*	24,400	843,752
STAAR Surgical Co.*	20,900	190,399
STERIS Corp.	34,070	2,209,440
SurModics, Inc.*	13,221	292,184
Symmetry Surgical, Inc.*	7,979	62,156
Tandem Diabetes Care, Inc.*	1,200	15,240
Thoratec Corp.*	38,800	1,259,448
Tornier N.V.*	17,600	448,800
TransEnterix, Inc.*	2,200	6,402
TriVascular Technologies, Inc.*	500	6,285
Unilife Corp.*	65,900	220,765
Utah Medical Products, Inc.	100	6,005
Vascular Solutions, Inc.*	10,268	278,879
Veracyte, Inc.*	500	4,830
Volcano Corp.*	42,624	762,117
West Pharmaceutical Services, Inc.	42,928	2,285,487
Wright Medical Group, Inc.*	34,759	933,974
Zeltiq Aesthetics, Inc.*	14,600	407,486

		36,718,056

Health Care Providers & Services (2.6%)
Acadia Healthcare Co., Inc.*	24,000	1,469,040
Addus HomeCare Corp.*	500	12,135
Air Methods Corp.*	22,550	992,877
Alliance HealthCare Services, Inc.*	300	6,297
Almost Family, Inc.*	3,800	110,010
Amedisys, Inc.*	15,634	458,858
AMN Healthcare Services, Inc.*	31,600	619,360
Amsurg Corp.*	24,562	1,344,278
Bio-Reference Laboratories, Inc.*	14,130	453,997
BioScrip, Inc.*	38,300	267,717
BioTelemetry, Inc.*	2,800	28,084
Capital Senior Living Corp.*	23,100	575,421
Chemed Corp.	10,890	1,150,746
CorVel Corp.*	8,200	305,204
Cross Country Healthcare, Inc.*	19,895	248,290
Ensign Group, Inc.	10,800	479,412
ExamWorks Group, Inc.*	19,900	827,641
Five Star Quality Care, Inc.*	1,500	6,225
Gentiva Health Services, Inc.*	17,641	336,061
Hanger, Inc.*	21,509	471,047
HealthEquity, Inc.*	600	15,270
HealthSouth Corp.	50,806	1,953,999
Healthways, Inc.*	18,947	376,666
IPC The Hospitalist Co., Inc.*	10,384	476,522
Kindred Healthcare, Inc.	33,469	608,466
Landauer, Inc.	6,300	215,082
LHC Group, Inc.*	7,643	238,309
Magellan Health, Inc.*	18,315	1,099,449
Molina Healthcare, Inc.*	20,610	1,103,253
MWI Veterinary Supply, Inc.*	7,892	1,340,930
National Healthcare Corp.	7,200	452,448
National Research Corp., Class A	6,125	85,689
Owens & Minor, Inc.#	40,500	1,421,955
PharMerica Corp.*	19,000	393,490
Providence Service Corp.*	5,523	201,258

See Notes to Financial Statements.

1137

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

RadNet, Inc.*	7,400	$63,196
Select Medical Holdings Corp.	45,403	653,803
Skilled Healthcare Group, Inc., Class A*	17,600	150,832
Surgical Care Affiliates, Inc.*	7,000	235,550
Team Health Holdings, Inc.*	40,700	2,341,471
Triple-S Management Corp., Class B*	13,836	330,819
U.S. Physical Therapy, Inc.	8,807	369,542
Universal American Corp.*	15,150	140,592
WellCare Health Plans, Inc.*	27,784	2,279,955

		26,711,246

Health Care Technology (0.6%)
Castlight Health, Inc., Class B*	7,450	87,165
Computer Programs & Systems, Inc.	7,602	461,821
HealthStream, Inc.*	13,000	383,240
HMS Holdings Corp.*	50,429	1,066,069
MedAssets, Inc.*	36,682	724,836
Medidata Solutions, Inc.*	36,000	1,719,000
Merge Healthcare, Inc.*	19,900	70,844
Omnicell, Inc.*	21,055	697,342
Quality Systems, Inc.	30,276	472,003
Vocera Communications, Inc.*	14,700	153,174

		5,835,494

Life Sciences Tools & Services (0.5%)
Accelerate Diagnostics, Inc.*	13,100	251,389
Affymetrix, Inc.*	46,100	455,007
Albany Molecular Research, Inc.*	13,550	220,594
Cambrex Corp.*	19,500	421,590
Enzo Biochem, Inc.*	3,100	13,764
Fluidigm Corp.*	14,900	502,577
Furiex Pharmaceuticals, Inc. (b)*†	4,100	40,057
Luminex Corp.*	27,419	514,380
NanoString Technologies, Inc.*	1,200	16,716
Pacific Biosciences of California, Inc.*	33,100	259,504
PAREXEL International Corp.*	32,737	1,818,868
Sequenom, Inc.*	37,100	137,270

		4,651,716

Pharmaceuticals (1.8%)
AcelRx Pharmaceuticals, Inc.*	6,700	45,091
Achaogen, Inc.*	900	11,745
Aerie Pharmaceuticals, Inc.*	1,700	49,623
Akorn, Inc.*	35,900	1,299,580
Alimera Sciences, Inc.*	1,600	8,864
Ampio Pharmaceuticals, Inc.*	5,200	17,836
ANI Pharmaceuticals, Inc.*	3,950	222,740
Aratana Therapeutics, Inc.*	16,550	294,921
Auxilium Pharmaceuticals, Inc.*	28,857	992,248
Avanir Pharmaceuticals, Inc.*	110,950	1,880,602
BioDelivery Sciences International, Inc.*	24,200	290,884
Bio-Path Holdings, Inc.*	4,800	12,768
Catalent, Inc.*	28,379	791,207
Cempra, Inc.*	1,300	30,563

	Number of Shares	Value (Note 1)

Corcept Therapeutics, Inc.*	38,800	$116,400
Depomed, Inc.*	34,300	552,573
Egalet Corp.*	300	1,707
Endocyte, Inc.*	13,200	83,028
Horizon Pharma plc*	32,000	412,480
Impax Laboratories, Inc.*	43,766	1,386,507
Intra-Cellular Therapies, Inc.*	1,400	24,710
Lannett Co., Inc.*	14,800	634,624
Medicines Co.*	41,787	1,156,246
Nektar Therapeutics*	80,386	1,245,983
Omeros Corp.*	18,500	458,430
Omthera Pharmaceuticals, Inc. (b)*†	5,500	3,300
Pacira Pharmaceuticals, Inc.*	20,600	1,826,396
Pain Therapeutics, Inc.*	2,000	4,060
Pernix Therapeutics Holdings, Inc.*	19,150	179,818
Phibro Animal Health Corp., Class A	8,450	266,598
POZEN, Inc.*	10,486	83,888
Prestige Brands Holdings, Inc.*	29,800	1,034,656
Relypsa, Inc.*	9,750	300,300
Repros Therapeutics, Inc.*	14,200	141,574
Revance Therapeutics, Inc.*	4,600	77,924
Sagent Pharmaceuticals, Inc.*	12,000	301,320
SciClone Pharmaceuticals, Inc.*	24,900	218,124
Sucampo Pharmaceuticals, Inc., Class A*	1,100	15,708
Supernus Pharmaceuticals, Inc.*	4,200	34,860
Tetraphase Pharmaceuticals, Inc.*	15,000	595,650
TherapeuticsMD, Inc.*	53,500	238,075
Theravance Biopharma, Inc.*	13,600	202,912
Theravance, Inc.	47,500	672,125
VIVUS, Inc.*	73,827	212,622
XenoPort, Inc.*	33,300	292,041
Zogenix, Inc.*	86,800	118,916

		18,842,227

Total Health Care		145,364,849

Industrials (13.8%)
Aerospace & Defense (1.8%)
AAR Corp.	22,412	622,605
Aerovironment, Inc.*	11,821	322,122
American Science & Engineering, Inc.	6,477	336,156
Astronics Corp.*	9,600	530,976
Cubic Corp.	12,186	641,471
Curtiss-Wright Corp.	28,817	2,034,192
DigitalGlobe, Inc.*	50,465	1,562,901
Engility Holdings, Inc.*	11,600	496,480
Esterline Technologies Corp.*	19,387	2,126,366
GenCorp, Inc.*	41,500	759,450
HEICO Corp.	42,472	2,565,309
Moog, Inc., Class A*	27,153	2,010,137
Orbital Sciences Corp.*	38,387	1,032,227
TASER International, Inc.*	33,600	889,728
Teledyne Technologies, Inc.*	23,854	2,450,760

		18,380,880

See Notes to Financial Statements.

1138

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Air Freight & Logistics (0.6%)
Air Transport Services Group, Inc.*	12,700	$108,712
Atlas Air Worldwide Holdings, Inc.*	20,727	1,021,841
Echo Global Logistics, Inc.*	13,600	397,120
Forward Air Corp.	19,340	974,156
Hub Group, Inc., Class A*	26,833	1,021,801
Park-Ohio Holdings Corp.	3,800	239,514
UTi Worldwide, Inc.*	61,500	742,305
XPO Logistics, Inc.*	29,576	1,209,067

		5,714,516

Airlines (0.5%)
Allegiant Travel Co.	9,677	1,454,743
Hawaiian Holdings, Inc.*	32,200	838,810
JetBlue Airways Corp.*	150,589	2,388,342
Republic Airways Holdings, Inc.*	28,700	418,733
SkyWest, Inc.	29,400	390,432

		5,491,060

Building Products (0.7%)
AAON, Inc.	28,800	644,832
Apogee Enterprises, Inc.	21,400	906,718
Continental Building Products, Inc.*	1,500	26,595
Gibraltar Industries, Inc.*	15,600	253,656
Griffon Corp.	19,343	257,262
Masonite International Corp.*	17,000	1,044,820
NCI Building Systems, Inc.*	16,200	300,024
Nortek, Inc.*	5,500	447,315
Ply Gem Holdings, Inc.*	2,100	29,358
Quanex Building Products Corp.	33,467	628,510
Simpson Manufacturing Co., Inc.	25,919	896,797
Trex Co., Inc.*	23,600	1,004,888
Universal Forest Products, Inc.	15,654	832,793

		7,273,568

Commercial Services & Supplies (2.3%)
ABM Industries, Inc.	40,632	1,164,107
ACCO Brands Corp.*	78,886	710,763
Brady Corp., Class A	37,141	1,015,435
Brink’s Co.	29,600	722,536
Civeo Corp.	54,100	222,351
Deluxe Corp.	30,461	1,896,197
Ennis, Inc.	9,756	131,413
G&K Services, Inc., Class A	12,482	884,350
Healthcare Services Group, Inc.	47,369	1,465,123
Herman Miller, Inc.	41,791	1,229,909
HNI Corp.	30,741	1,569,635
Interface, Inc.	40,298	663,708
Kimball International, Inc., Class B	12,000	109,440
Knoll, Inc.	39,158	828,975
Matthews International Corp., Class A	20,159	981,139
McGrath RentCorp	19,645	704,470
Mobile Mini, Inc.	24,495	992,292
MSA Safety, Inc.	19,907	1,056,863
Multi-Color Corp.	7,200	399,024

	Number of Shares	Value (Note 1)

NL Industries, Inc.*	5,645	$48,547
Quad/Graphics, Inc.	18,000	413,280
SP Plus Corp.*	1,410	35,574
Steelcase, Inc., Class A	47,672	855,712
Team, Inc.*	14,800	598,808
Tetra Tech, Inc.#	45,537	1,215,838
U.S. Ecology, Inc.	12,300	493,476
UniFirst Corp.	9,705	1,178,672
United Stationers, Inc.	26,672	1,124,492
Viad Corp.	11,824	315,228
West Corp.	22,200	732,600

		23,759,957

Construction & Engineering (0.7%)
Aegion Corp.*	22,362	416,157
Comfort Systems USA, Inc.	32,243	552,000
Dycom Industries, Inc.*	25,516	895,356
EMCOR Group, Inc.	40,399	1,797,352
Furmanite Corp.*	2,300	17,986
Granite Construction, Inc.	29,073	1,105,355
Great Lakes Dredge & Dock Corp.*	19,900	170,344
MasTec, Inc.*	38,062	860,582
MYR Group, Inc.*	10,000	274,000
Primoris Services Corp.	21,700	504,308
Tutor Perini Corp.*	23,995	577,560

		7,171,000

Electrical Equipment (1.0%)
AZZ, Inc.	20,986	984,663
Capstone Turbine Corp.*	31,600	23,362
Encore Wire Corp.	17,428	650,587
EnerSys, Inc.	27,039	1,668,847
Franklin Electric Co., Inc.	33,552	1,259,207
FuelCell Energy, Inc.*	73,200	112,728
Generac Holdings, Inc.*	39,700	1,856,372
General Cable Corp.	33,700	502,130
GrafTech International Ltd.*	64,500	326,370
Plug Power, Inc.*	96,300	288,900
Polypore International, Inc.*	31,600	1,486,780
Powell Industries, Inc.	4,300	211,001
Thermon Group Holdings, Inc.*	18,400	445,096
Vicor Corp.*	4,300	52,030

		9,868,073

Industrial Conglomerates (0.1%)
Raven Industries, Inc.	28,426	710,650

Machinery (3.1%)
Actuant Corp., Class A	43,913	1,196,190
Alamo Group, Inc.	800	38,752
Albany International Corp., Class A	18,891	717,669
Altra Industrial Motion Corp.	22,700	644,453
American Railcar Industries, Inc.	5,800	298,700
Astec Industries, Inc.	15,843	622,788
Barnes Group, Inc.	35,606	1,317,778
Blount International, Inc.	35,433	622,558
Briggs & Stratton Corp.	33,744	689,052
Chart Industries, Inc.*	19,421	664,198
CIRCOR International, Inc.	11,109	669,651
CLARCOR, Inc.	29,974	1,997,467

See Notes to Financial Statements.

1139

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Columbus McKinnon Corp.	10,400	$291,616
EnPro Industries, Inc.*	12,954	812,993
ESCO Technologies, Inc.	16,952	625,529
Federal Signal Corp.	44,600	688,624
Gorman-Rupp Co.	16,837	540,804
Greenbrier Cos., Inc.	16,300	875,799
Harsco Corp.	46,500	878,385
Hillenbrand, Inc.	35,200	1,214,400
Hyster-Yale Materials Handling, Inc.	7,100	519,720
John Bean Technologies Corp.	25,631	842,235
Kadant, Inc.	1,400	59,766
L.B. Foster Co., Class A	6,100	296,277
Lindsay Corp.	8,175	700,925
Meritor, Inc.*	56,835	861,050
Mueller Industries, Inc.	38,114	1,301,212
Mueller Water Products, Inc., Class A	103,693	1,061,816
Proto Labs, Inc.*	11,600	779,056
RBC Bearings, Inc.	17,000	1,097,010
Rexnord Corp.*	43,300	1,221,493
Standex International Corp.	9,079	701,444
Sun Hydraulics Corp.	15,750	620,235
Tennant Co.	11,231	810,541
Titan International, Inc.	30,200	321,026
TriMas Corp.*	26,900	841,701
Wabash National Corp.*	47,300	584,628
Watts Water Technologies, Inc., Class A	16,359	1,037,815
Woodward, Inc.	42,933	2,113,592

		31,178,948

Marine (0.1%)
Matson, Inc.	28,900	997,628
Navios Maritime Holdings, Inc.	34,500	141,795
Safe Bulkers, Inc.	2,500	9,775
Scorpio Bulkers, Inc.*	80,708	158,995

		1,308,193

Professional Services (1.3%)
Acacia Research Corp.	35,341	598,677
Advisory Board Co.*	23,284	1,140,450
Corporate Executive Board Co.	21,504	1,559,685
Exponent, Inc.	8,423	694,897
FTI Consulting, Inc.*	23,500	907,805
Huron Consulting Group, Inc.*	14,744	1,008,342
ICF International, Inc.*	13,700	561,426
Insperity, Inc.	17,787	602,801
Kelly Services, Inc., Class A	10,634	180,991
Kforce, Inc.	22,900	552,577
Korn/Ferry International*	37,552	1,079,995
Navigant Consulting, Inc.*	42,332	650,643
On Assignment, Inc.*	27,100	899,449
Paylocity Holding Corp.*	1,600	41,776
Pendrell Corp.*	43,000	59,340
Resources Connection, Inc.	39,595	651,338
RPX Corp.*	21,900	301,782
TrueBlue, Inc.*	24,015	534,334
WageWorks, Inc.*	20,215	1,305,283

		13,331,591

	Number of Shares	Value (Note 1)

Road & Rail (0.7%)
ArcBest Corp.	17,400	$806,838
Heartland Express, Inc.	29,355	792,879
Knight Transportation, Inc.	37,550	1,263,933
Marten Transport Ltd.	11,950	261,227
Roadrunner Transportation Systems, Inc.*	16,100	375,935
Saia, Inc.*	13,800	763,968
Swift Transportation Co.*	58,200	1,666,266
Universal Truckload Services, Inc.	400	11,404
Werner Enterprises, Inc.	35,366	1,101,651
YRC Worldwide, Inc.*	17,400	391,326

		7,435,427

Trading Companies & Distributors (0.9%)
Aceto Corp.	16,600	360,220
Aircastle Ltd.	46,355	990,606
Applied Industrial Technologies, Inc.	24,688	1,125,526
Beacon Roofing Supply, Inc.*	32,276	897,273
DXP Enterprises, Inc.*	6,100	308,233
H&E Equipment Services, Inc.	21,000	589,890
Kaman Corp.	16,392	657,155
Rush Enterprises, Inc., Class A*	22,200	711,510
TAL International Group, Inc.*	20,800	906,256
Textainer Group Holdings Ltd.	14,400	494,208
Watsco, Inc.	16,687	1,785,509

		8,826,386

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	27,900	390,042

Total Industrials		140,840,291

Information Technology (17.8%)
Communications Equipment (1.6%)
ADTRAN, Inc.	37,906	826,351
Alliance Fiber Optic Products, Inc.	7,400	107,374
Applied Optoelectronics, Inc.*	1,800	20,196
Aruba Networks, Inc.*	64,216	1,167,447
Bel Fuse, Inc., Class B	500	13,670
Black Box Corp.	11,443	273,488
CalAmp Corp.*	23,700	433,710
Calix, Inc.*	2,300	23,046
Ciena Corp.*	70,600	1,370,346
Clearfield, Inc.*	1,500	18,465
Comtech Telecommunications Corp.	9,500	299,440
Digi International, Inc.*	7,000	65,030
Emulex Corp.*	29,857	169,289
Extreme Networks, Inc.*	57,500	202,975
Finisar Corp.*	66,800	1,296,588
Harmonic, Inc.*	86,459	606,078
Infinera Corp.*	86,261	1,269,762
InterDigital, Inc.	28,425	1,503,682
Ixia*	38,263	430,459
KVH Industries, Inc.*	300	3,795
NETGEAR, Inc.*	22,029	783,792
Numerex Corp., Class A*	300	3,318
Oclaro, Inc.*	5,100	9,078

See Notes to Financial Statements.

1140

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

ParkerVision, Inc.*	6,300	$5,732
Plantronics, Inc.	24,559	1,302,118
Polycom, Inc.*	79,600	1,074,600
Procera Networks, Inc.*	2,200	15,818
Ruckus Wireless, Inc.*	29,500	354,590
ShoreTel, Inc.*	29,500	216,825
Sonus Networks, Inc.*	163,241	648,067
Tessco Technologies, Inc.	200	5,800
Ubiquiti Networks, Inc.	17,100	506,844
ViaSat, Inc.*	27,140	1,710,634

		16,738,407

Electronic Equipment, Instruments & Components (2.9%)
Agilysys, Inc.*	700	8,813
Anixter International, Inc.*	17,958	1,588,565
Badger Meter, Inc.	13,430	797,070
Belden, Inc.	28,935	2,280,367
Benchmark Electronics, Inc.*	34,748	883,989
Checkpoint Systems, Inc.*	32,811	450,495
Cognex Corp.*	50,106	2,070,881
Coherent, Inc.*	16,952	1,029,325
Control4 Corp.*	3,100	47,647
CTS Corp.	22,600	402,958
CUI Global, Inc.*	1,200	8,940
Daktronics, Inc.	20,600	257,706
DTS, Inc.*	9,800	301,350
Electro Rent Corp.	400	5,616
Electro Scientific Industries, Inc.	7,900	61,304
Fabrinet*	18,500	328,190
FARO Technologies, Inc.*	10,567	662,340
FEI Co.	24,373	2,202,101
GSI Group, Inc.*	7,000	103,040
II-VI, Inc.*	42,786	584,029
Insight Enterprises, Inc.*	31,443	814,059
InvenSense, Inc.*	38,400	624,384
Itron, Inc.*	26,800	1,133,372
Kemet Corp.*	13,200	55,440
Kimball Electronics, Inc.*	9,000	108,180
Littelfuse, Inc.	15,249	1,474,121
Maxwell Technologies, Inc.*	4,700	42,864
Mercury Systems, Inc.*	4,100	57,072
Mesa Laboratories, Inc.	200	15,462
Methode Electronics, Inc.	26,500	967,515
MTS Systems Corp.	10,502	787,965
Multi-Fineline Electronix, Inc.*	4,400	49,412
Newport Corp.*	27,187	519,544
OSI Systems, Inc.*	15,768	1,115,901
Park Electrochemical Corp.	15,472	385,717
PC Connection, Inc.	400	9,820
Plexus Corp.*	21,775	897,348
RealD, Inc.*	4,100	48,380
Rofin-Sinar Technologies, Inc.*	24,925	717,092
Rogers Corp.*	13,684	1,114,425
Sanmina Corp.*	49,700	1,169,441
ScanSource, Inc.*	23,039	925,246
Speed Commerce, Inc.*	2,500	7,725
SYNNEX Corp.	15,862	1,239,774
TTM Technologies, Inc.*	5,762	43,388
Universal Display Corp.*	26,560	737,040
Viasystems Group, Inc.*	9,546	155,409
Vishay Precision Group, Inc.*	500	8,580

		29,299,402

	Number of Shares	Value (Note 1)

Internet Software & Services (2.1%)
Aerohive Networks, Inc.*	1,300	$6,240
Amber Road, Inc.*	1,000	10,220
Angie’s List, Inc.*	25,300	157,619
Bankrate, Inc.*	32,929	409,308
Bazaarvoice, Inc.*	7,300	58,692
Benefitfocus, Inc.*	3,700	121,508
Blucora, Inc.*	26,800	371,180
Borderfree, Inc.*	1,000	8,960
Brightcove, Inc.*	2,600	20,228
Carbonite, Inc.*	900	12,843
Care.com, Inc.*	1,600	13,248
ChannelAdvisor Corp.*	5,000	107,900
Cimpress N.V.*	20,900	1,564,156
comScore, Inc.*	23,363	1,084,744
Constant Contact, Inc.*	16,146	592,558
Cornerstone OnDemand, Inc.*	34,000	1,196,800
Cvent, Inc.*	4,500	125,280
Dealertrack Technologies, Inc.*	28,864	1,278,964
Demand Media, Inc.*	1,600	9,792
Demandware, Inc.*	17,300	995,442
Dice Holdings, Inc.*	2,000	20,020
Digital River, Inc.*	18,800	464,924
E2open, Inc.*	1,400	13,454
EarthLink Holdings Corp.	55,833	245,107
Endurance International Group Holdings, Inc.*	17,300	318,839
Envestnet, Inc.*	19,600	963,144
Everyday Health, Inc.*	1,200	17,700
Five9, Inc.*	1,200	5,376
Global Eagle Entertainment, Inc.*	9,100	123,851
Gogo, Inc.*	32,200	532,266
GrubHub, Inc.*	4,500	163,440
GTT Communications, Inc.*	1,600	21,168
Internap Corp.*	14,400	114,624
Intralinks Holdings, Inc.*	1,900	22,610
j2 Global, Inc.	27,578	1,709,836
Limelight Networks, Inc.*	83,100	230,187
Liquidity Services, Inc.*	13,800	112,746
LivePerson, Inc.*	34,100	480,810
LogMeIn, Inc.*	15,500	764,770
Marchex, Inc., Class B	1,800	8,262
Marin Software, Inc.*	1,900	16,074
Marketo, Inc.*	14,800	484,256
Millennial Media, Inc.*	12,400	19,840
Monster Worldwide, Inc.*	86,300	398,706
NIC, Inc.	46,855	842,921
OPOWER, Inc.*	2,600	36,998
Perficient, Inc.*	21,700	404,271
Q2 Holdings, Inc.*	1,200	22,608
QuinStreet, Inc.*	8,000	48,560
RealNetworks, Inc.*	11,225	79,024
Reis, Inc.	200	5,234
Rightside Group Ltd.*	1,600	10,752
Rocket Fuel, Inc.*	4,400	70,928
SciQuest, Inc.*	6,700	96,815
Shutterstock, Inc.*	8,800	608,080
SPS Commerce, Inc.*	9,600	543,648
Stamps.com, Inc.*	5,300	254,347
TechTarget, Inc.*	2,100	23,877

See Notes to Financial Statements.

1141

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Textura Corp.*	7,100	$202,137
Travelzoo, Inc.*	700	8,834
Tremor Video, Inc.*	9,000	25,830
Trulia, Inc.*	21,300	980,439
Unwired Planet, Inc.*	31,001	31,001
Web.com Group, Inc.*	28,400	539,316
WebMD Health Corp.*	22,300	881,965
Wix.com Ltd.*	3,300	69,300
XO Group, Inc.*	900	16,389
Xoom Corp.*	17,800	311,678
YuMe, Inc.*	2,900	14,616
Zix Corp.*	2,900	10,440

		21,537,700

IT Services (2.6%)
Acxiom Corp.*	50,069	1,014,899
Blackhawk Network Holdings, Inc.*	31,049	1,204,701
CACI International, Inc., Class A*	14,759	1,271,931
Cardtronics, Inc.*	31,600	1,219,128
Cass Information Systems, Inc.	7,181	382,388
Ciber, Inc.*	15,700	55,735
Computer Task Group, Inc.	400	3,812
Convergys Corp.	63,400	1,291,458
CSG Systems International, Inc.	21,665	543,142
Datalink Corp.*	1,000	12,900
EPAM Systems, Inc.*	20,500	978,875
Euronet Worldwide, Inc.*	33,726	1,851,557
EVERTEC, Inc.	37,900	838,727
ExlService Holdings, Inc.*	22,100	634,491
Forrester Research, Inc.	6,600	259,776
Global Cash Access Holdings, Inc.*	24,700	176,605
Hackett Group, Inc.	3,419	30,053
Heartland Payment Systems, Inc.	20,737	1,118,761
Higher One Holdings, Inc.*	4,000	16,840
iGATE Corp.*	19,000	750,120
Information Services Group, Inc.*	1,200	5,064
Lionbridge Technologies, Inc.*	9,600	55,200
Luxoft Holding, Inc.*	1,600	61,616
ManTech International Corp., Class A	18,541	560,494
MAXIMUS, Inc.	38,968	2,137,005
ModusLink Global Solutions, Inc.*	1,400	5,250
MoneyGram International, Inc.*	6,300	57,267
NeuStar, Inc., Class A*	34,700	964,660
PRGX Global, Inc.*	1,100	6,292
Sapient Corp.*	66,169	1,646,285
Science Applications International Corp.	24,200	1,198,626
ServiceSource International, Inc.*	24,200	113,256
Sykes Enterprises, Inc.*	35,099	823,773
Syntel, Inc.*	17,964	808,021
TeleTech Holdings, Inc.*	10,825	256,336
Unisys Corp.*	34,464	1,015,999
Virtusa Corp.*	13,800	575,046

	Number of Shares	Value (Note 1)

WEX, Inc.*	24,802	$2,453,414

		26,399,503

Semiconductors & Semiconductor Equipment (4.0%)
Advanced Energy Industries, Inc.*	26,403	625,751
Alpha & Omega Semiconductor Ltd.*	1,100	9,735
Ambarella, Inc.*	16,600	841,952
Amkor Technology, Inc.*	42,300	300,330
Applied Micro Circuits Corp.*	44,200	288,184
Audience, Inc.*	1,800	7,920
Axcelis Technologies, Inc.*	8,700	22,272
Brooks Automation, Inc.	59,550	759,262
Cabot Microelectronics Corp.*	16,920	800,654
Cascade Microtech, Inc.*	1,500	21,915
Cavium, Inc.*	35,400	2,188,428
CEVA, Inc.*	4,000	72,560
Cirrus Logic, Inc.*	45,967	1,083,442
Cohu, Inc.	700	8,330
Cypress Semiconductor Corp.*	99,600	1,422,288
Diodes, Inc.*	29,708	819,050
DSP Group, Inc.*	500	5,435
Entegris, Inc.*	100,746	1,330,855
Entropic Communications, Inc.*	7,245	18,330
Fairchild Semiconductor International, Inc.*	72,000	1,215,360
FormFactor, Inc.*	11,395	97,997
Inphi Corp.*	2,700	49,896
Integrated Device Technology, Inc.*	89,300	1,750,280
Integrated Silicon Solution, Inc.	1,100	18,227
International Rectifier Corp.*	41,300	1,647,870
Intersil Corp., Class A	90,700	1,312,429
IXYS Corp.	10,800	136,080
Kopin Corp.*	1,700	6,154
Lattice Semiconductor Corp.*	96,400	664,196
MA-COM Technology Solutions Holdings, Inc.*	7,300	228,344
MaxLinear, Inc., Class A*	3,800	28,158
Micrel, Inc.	25,875	375,446
Microsemi Corp.*	61,627	1,748,974
MKS Instruments, Inc.	33,872	1,239,715
Monolithic Power Systems, Inc.	22,496	1,118,951
Nanometrics, Inc.*	3,200	53,824
NVE Corp.*	1,343	95,071
OmniVision Technologies, Inc.*	41,618	1,082,068
PDF Solutions, Inc.*	11,800	175,348
Pericom Semiconductor Corp.*	10,800	146,232
Photronics, Inc.*	35,600	295,836
PMC-Sierra, Inc.*	99,700	913,252
Power Integrations, Inc.	18,524	958,432
QuickLogic Corp.*	5,200	16,328
Rambus, Inc.*	72,100	799,589
RF Micro Devices, Inc.*	169,746	2,816,086
Rubicon Technology, Inc.*	5,000	22,850
Rudolph Technologies, Inc.*	2,700	27,621
Semtech Corp.*	46,296	1,276,381
Silicon Image, Inc.*	39,900	220,248
Silicon Laboratories, Inc.*	25,000	1,190,500
Spansion, Inc., Class A*	36,900	1,262,718
Synaptics, Inc.*	23,437	1,613,403

See Notes to Financial Statements.

1142

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Tessera Technologies, Inc.	31,010	$1,108,918
TriQuint Semiconductor, Inc.*	99,365	2,737,506
Ultra Clean Holdings, Inc.*	2,800	25,984
Ultratech, Inc.*	17,324	321,533
Veeco Instruments, Inc.*	30,694	1,070,607
Vitesse Semiconductor Corp.*	4,100	15,498
Xcerra Corp.*	2,600	23,816

		40,534,419

Software (4.2%)
A10 Networks, Inc.*	6,400	27,904
ACI Worldwide, Inc.*	76,416	1,541,311
Actuate Corp.*(b)	14,803	97,700
Advent Software, Inc.	27,014	827,709
American Software, Inc., Class A	700	6,377
Aspen Technology, Inc.*	58,100	2,034,662
AVG Technologies N.V.*	14,400	284,256
Barracuda Networks, Inc.*	2,600	93,184
Blackbaud, Inc.	32,187	1,392,410
Bottomline Technologies de, Inc.*	23,491	593,852
BroadSoft, Inc.*	16,600	481,732
Callidus Software, Inc.*	19,000	310,270
CommVault Systems, Inc.*	32,214	1,665,142
Comverse, Inc.*	15,600	292,968
Covisint Corp.*	19,956	52,883
Cyan, Inc.*	1,800	4,500
Digimarc Corp.	500	13,575
Ebix, Inc.	12,200	207,278
Ellie Mae, Inc.*	15,400	620,928
EnerNOC, Inc.*	6,100	94,245
Epiq Systems, Inc.	18,600	317,688
ePlus, Inc.*	500	37,845
Fair Isaac Corp.	19,727	1,426,262
FleetMatics Group plc*	21,500	763,035
Gigamon, Inc.*	4,500	79,785
Glu Mobile, Inc.*	23,800	92,820
Guidance Software, Inc.*	400	2,900
Guidewire Software, Inc.*	39,200	1,984,696
Imperva, Inc.*	12,800	632,704
Infoblox, Inc.*	33,900	685,119
Interactive Intelligence Group, Inc.*	10,000	479,000
Jive Software, Inc.*	6,500	39,195
Kofax Ltd.*	43,000	302,290
Manhattan Associates, Inc.*	49,800	2,027,856
Mavenir Systems, Inc.*	1,200	16,272
Mentor Graphics Corp.	55,718	1,221,339
MicroStrategy, Inc., Class A*	6,309	1,024,582
Model N, Inc.*	1,100	11,682
Monotype Imaging Holdings, Inc.	26,300	758,229
NetScout Systems, Inc.*	21,054	769,313
Park City Group, Inc.*	800	7,216
Paycom Software, Inc.*	2,100	55,293
Pegasystems, Inc.	20,850	433,054
Progress Software Corp.*	31,977	864,018
Proofpoint, Inc.*	21,300	1,027,299
PROS Holdings, Inc.*	14,900	409,452
QAD, Inc., Class A	300	6,786
Qlik Technologies, Inc.*	60,800	1,878,119

	Number of Shares	Value (Note 1)

Qualys, Inc.*	11,600	$437,900
Rally Software Development Corp.*	11,500	130,755
RealPage, Inc.*	31,500	691,740
Rosetta Stone, Inc.*	1,700	16,592
Rubicon Project, Inc.*	2,200	35,508
Sapiens International Corp. N.V.*	1,500	11,055
SeaChange International, Inc.*	8,400	53,592
Silver Spring Networks, Inc.*	2,600	21,918
SS&C Technologies Holdings, Inc.	39,500	2,310,355
Synchronoss Technologies, Inc.*	25,434	1,064,667
Take-Two Interactive Software, Inc.*	53,356	1,495,569
Tangoe, Inc.*	15,900	207,177
TeleCommunication Systems, Inc., Class A*	3,000	9,360
Telenav, Inc.*	800	5,336
TiVo, Inc.*	66,167	783,417
Tyler Technologies, Inc.*	20,177	2,208,171
Ultimate Software Group, Inc.*	18,170	2,667,628
Varonis Systems, Inc.*	1,000	32,830
VASCO Data Security International, Inc.*	16,900	476,749
Verint Systems, Inc.*	35,751	2,083,568
Vringo, Inc.*	25,600	14,083
Zendesk, Inc.*	5,600	136,472

		42,891,177

Technology Hardware, Storage & Peripherals (0.4%)
Cray, Inc.*	25,400	875,792
Dot Hill Systems Corp.*	2,700	11,934
Eastman Kodak Co.*	2,000	43,420
Electronics for Imaging, Inc.*	26,952	1,154,354
Immersion Corp.*	1,400	13,258
Intevac, Inc.*	700	5,439
Nimble Storage, Inc.*	10,100	277,750
QLogic Corp.*	69,400	924,408
Quantum Corp.*	32,881	57,871
Silicon Graphics International Corp.*	2,600	29,588
Super Micro Computer, Inc.*	19,900	694,112
Violin Memory, Inc.*	10,100	48,379

		4,136,305

Total Information Technology		181,536,913

Materials (4.6%)
Chemicals (2.2%)
A. Schulman, Inc.	21,143	856,926
Advanced Emissions Solutions, Inc.*	9,800	223,342
American Vanguard Corp.	10,700	124,334
Axiall Corp.	43,800	1,860,186
Balchem Corp.	19,085	1,271,824
Calgon Carbon Corp.*	35,038	728,090
Chemtura Corp.*	59,200	1,464,016
Ferro Corp.*	52,173	676,162
Flotek Industries, Inc.*	31,000	580,630
H.B. Fuller Co.	28,859	1,285,091
Hawkins, Inc.	2,900	125,657

See Notes to Financial Statements.

1143

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Innophos Holdings, Inc.	14,913	$871,665
Innospec, Inc.	17,400	742,980
Intrepid Potash, Inc.*	37,100	514,948
Koppers Holdings, Inc.	16,713	434,204
Kraton Performance Polymers, Inc.*	23,400	486,486
Kronos Worldwide, Inc.	100	1,302
LSB Industries, Inc.*	14,100	443,304
Minerals Technologies, Inc.	21,250	1,475,812
Olin Corp.	47,003	1,070,258
OM Group, Inc.	21,487	640,313
OMNOVA Solutions, Inc.*	14,600	118,844
PolyOne Corp.	54,300	2,058,513
Quaker Chemical Corp.	9,100	837,564
Rentech, Inc.*	120,400	151,704
Sensient Technologies Corp.	29,425	1,775,505
Stepan Co.	12,488	500,519
Tredegar Corp.	16,529	371,737
Tronox Ltd., Class A	35,400	845,352
Zep, Inc.	6,200	93,930

		22,631,198

Construction Materials (0.1%)
Headwaters, Inc.*	45,700	685,043

Containers & Packaging (0.5%)
Berry Plastics Group, Inc.*	51,800	1,634,290
Graphic Packaging Holding Co.*	188,453	2,566,730
Myers Industries, Inc.	22,900	403,040

		4,604,060

Metals & Mining (1.0%)
AK Steel Holding Corp.*	78,700	467,478
Century Aluminum Co.*	31,700	773,480
Coeur Mining, Inc.*	65,236	333,356
Commercial Metals Co.	63,100	1,027,899
Globe Specialty Metals, Inc.	35,400	609,942
Haynes International, Inc.	9,533	462,351
Hecla Mining Co.	199,429	556,407
Horsehead Holding Corp.*	32,667	517,119
Kaiser Aluminum Corp.	9,591	685,085
Materion Corp.	8,845	311,609
Molycorp, Inc.*	59,100	52,043
Redcorp Ventures Ltd.*†	46,400	—
RTI International Metals, Inc.*	20,086	507,372
Schnitzer Steel Industries, Inc., Class A	18,000	406,080
Stillwater Mining Co.*	75,678	1,115,494
SunCoke Energy, Inc.	36,710	709,971
U.S. Silica Holdings, Inc.	31,000	796,390
Worthington Industries, Inc.	27,480	826,873

		10,158,949

Paper & Forest Products (0.8%)
Boise Cascade Co.*	22,700	843,305
Clearwater Paper Corp.*	10,838	742,945
Deltic Timber Corp.	9,253	632,905
KapStone Paper and Packaging Corp.	54,972	1,611,229
Louisiana-Pacific Corp.*	89,148	1,476,291
Neenah Paper, Inc.	10,700	644,889

	Number of Shares	Value (Note 1)

P.H. Glatfelter Co.	28,215	$721,458
Resolute Forest Products, Inc.*	37,500	660,375
Schweitzer-Mauduit International, Inc.	22,164	937,537
Wausau Paper Corp.	31,100	353,607

		8,624,541

Total Materials		46,703,791

Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.6%)
8x8, Inc.*	57,000	522,120
Atlantic Tele-Network, Inc.	6,800	459,612
Cincinnati Bell, Inc.*	118,537	378,133
Cogent Communications Holdings, Inc.	30,225	1,069,663
Consolidated Communications Holdings, Inc.	34,635	963,892
FairPoint Communications, Inc.*	1,500	21,315
General Communication, Inc., Class A*	900	12,375
Globalstar, Inc.*	158,300	435,325
Hawaiian Telcom Holdco, Inc.*	700	19,299
IDT Corp., Class B	9,800	199,038
inContact, Inc.*	33,500	294,465
Inteliquent, Inc.	34,727	681,691
Intelsat S.A.*	5,500	95,480
Iridium Communications, Inc.*	46,500	453,375
Lumos Networks Corp.	12,760	214,623
magicJack VocalTec Ltd.*	18,200	147,784
ORBCOMM, Inc.*	1,600	10,464
Premiere Global Services, Inc.*	32,552	345,702
Vonage Holdings Corp.*	64,300	244,983

		6,569,339

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	24,900	190,983
Leap Wireless International, Inc.(b)*	44,800	112,896
NTELOS Holdings Corp.	3,100	12,989
RingCentral, Inc., Class A*	12,800	190,976
Shenandoah Telecommunications Co.	21,724	678,875
Spok Holdings, Inc.	16,800	291,648

		1,478,367

Total Telecommunication Services		8,047,706

Utilities (3.5%)
Electric Utilities (1.4%)
ALLETE, Inc.	25,023	1,379,768
Cleco Corp.	35,281	1,924,226
El Paso Electric Co.	21,946	879,157
Empire District Electric Co.	30,023	892,884
IDACORP, Inc.	26,808	1,774,421
MGE Energy, Inc.	23,179	1,057,194
NRG Yield, Inc., Class A	14,700	692,958
Otter Tail Corp.	22,725	703,566
PNM Resources, Inc.	48,881	1,448,344
Portland General Electric Co.	46,832	1,771,655

See Notes to Financial Statements.

1144

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

UIL Holdings Corp.	32,231	$1,403,338
Unitil Corp.	4,500	165,015

		14,092,526

Gas Utilities (1.2%)
Chesapeake Utilities Corp.	11,250	558,675
Laclede Group, Inc.	22,152	1,178,486
New Jersey Resources Corp.	26,711	1,634,713
Northwest Natural Gas Co.	19,342	965,166
ONE Gas, Inc.	30,000	1,236,600
Piedmont Natural Gas Co., Inc.#	47,777	1,882,892
South Jersey Industries, Inc.	20,976	1,236,116
Southwest Gas Corp.	26,036	1,609,285
WGL Holdings, Inc.	32,725	1,787,439

		12,089,372

Independent Power and Renewable Electricity Producers (0.3%)
Abengoa Yield plc	16,594	453,348
Dynegy, Inc.*	71,223	2,161,618
Ormat Technologies, Inc.	6,200	168,516
Pattern Energy Group, Inc.	22,700	559,782
TerraForm Power, Inc., Class A	13,399	413,761

		3,757,025

Multi-Utilities (0.4%)
Avista Corp.	36,899	1,304,380
Black Hills Corp.	25,719	1,364,136
NorthWestern Corp.	20,678	1,169,961

		3,838,477

Water Utilities (0.2%)
American States Water Co.	23,758	894,726
California Water Service Group	33,500	824,435
SJW Corp.	5,100	163,812

		1,882,973

Total Utilities		35,660,373

Total Common Stocks (98.7%) (Cost $579,944,728)		1,007,938,077

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$19,200	17,592

Total Financials		17,592

Total Corporate Bonds		17,592

Total Long-Term Debt Securities (0.0%) (Cost $19,200)		17,592

	Number of Rights	Value (Note 1)

RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	34,056	$1,362

Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15 (b)*†	228	—

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49 (b)*†	10,000	—

Total Rights (0.0%) (Cost $—)		1,362

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $—)	10,490	—

Total Investments (98.7%) (Cost $579,963,928)		1,007,957,031
Other Assets Less Liabilities (1.3%)		12,856,111

Net Assets (100%)		$1,020,813,142

*	Non-income producing.
†	Securities (totaling $47,245 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $2,445,875.
(b)	Illiquid security.

See Notes to Financial Statements.

1145

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchase	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	88	March-15	$10,277,893	$10,566,160	$288,267

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$137,817,687	$—	$—		$137,817,687
Consumer Staples	33,446,092	—	—		33,446,092
Energy	34,122,916	—	—		34,122,916
Financials	244,397,459	—	—		244,397,459
Health Care	145,306,236	11,368	47,245		145,364,849
Industrials	140,840,291	—	—		140,840,291
Information Technology	181,536,913	—	—		181,536,913
Materials	46,703,791	—	—	(b)	46,703,791
Telecommunication Services	7,934,810	112,896	—		8,047,706
Utilities	35,660,373	—	—		35,660,373
Corporate Bonds
Financials	—	17,592	—		17,592
Futures	288,267	—	—		288,267
Rights
Health Care	1,362	—	—	(b)	1,362
Warrants
Energy	—	—	—	(b)	—

Total Assets	$1,008,056,197	$141,856	$47,245		$1,008,245,298

Total Liabilities	$—	$—	$—		$—

Total	$1,008,056,197	$141,856	$47,245		$1,008,245,298

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

1146

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$288,267	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$579,688	$579,688

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(99,497)	$(99,497)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,375,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$137,606,157
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$210,064,508

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$469,504,444
Aggregate gross unrealized depreciation	(45,677,481)

Net unrealized appreciation	$423,826,963

Federal income tax cost of investments	$584,130,068

See Notes to Financial Statements.

1147

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $579,963,928)	$1,007,957,031
Cash	12,412,480
Dividends, interest and other receivables	1,206,964
Receivable from Separate Accounts for Trust shares sold	395,491
Receivable for securities sold	10,956
Other assets	2,119

Total assets	1,021,985,041

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	464,248
Investment management fees payable	213,209
Distribution fees payable – Class IB	185,473
Due to broker for futures variation margin	88,632
Administrative fees payable	86,145
Distribution fees payable – Class IA	18,018
Trustees’ fees payable	1,283
Accrued expenses	114,891

Total liabilities	1,171,899

NET ASSETS	$1,020,813,142

Net assets were comprised of:
Paid in capital	$593,479,745
Accumulated undistributed net investment income (loss)	365,497
Accumulated undistributed net realized gain (loss) on investments and futures	(1,313,470)
Net unrealized appreciation (depreciation) on investments and futures	428,281,370

Net assets	$1,020,813,142

Class IA
Net asset value, offering and redemption price per share, $87,205,523 / 7,454,929 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

Class IB
Net asset value, offering and redemption price per share, $887,691,270 / 75,841,015 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

Class K
Net asset value, offering and redemption price per share, $45,916,349 / 3,925,179 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $4,636 foreign withholding tax)	$12,746,035
Interest	8,857

Total income	12,754,892

EXPENSES
Investment management fees	2,493,779
Distribution fees – Class IB	2,174,573
Administrative fees	1,029,456
Distribution fees – Class IA	203,979
Custodian fees	122,000
Printing and mailing expenses	76,996
Professional fees	56,749
Trustees’ fees	25,815
Miscellaneous	29,252

Total expenses	6,212,599

NET INVESTMENT INCOME (LOSS)	6,542,293

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	84,286,021
Futures	579,688

Net realized gain (loss)	84,865,709

Change in unrealized appreciation (depreciation) on:
Investments	(44,940,421)
Futures	(99,497)

Net change in unrealized appreciation (depreciation)	(45,039,918)

NET REALIZED AND UNREALIZED GAIN (LOSS)	39,825,791

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$46,368,084

See Notes to Financial Statements.

1148

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,542,293	$6,923,183
Net realized gain (loss) on investments and futures	84,865,709	78,515,461
Net change in unrealized appreciation (depreciation) on investments and futures	(45,039,918)	223,593,482

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,368,084	309,032,126

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(577,201)	(588,438)
Class IB	(5,938,989)	(6,342,584)
Class K	(405,929)	(429,639)

	(6,922,119)	(7,360,661)

Distributions from net realized capital gains
Class IA	(7,193,748)	(6,119,851)
Class IB	(74,125,008)	(66,404,767)
Class K	(3,858,051)	(3,397,394)

	(85,176,807)	(75,922,012)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(92,098,926)	(83,282,673)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,445,643 and 2,391,928 shares, respectively ]	17,575,899	28,061,160
Capital shares issued in reinvestment of dividends and distributions [ 668,811 and 561,208 shares, respectively ]	7,770,948	6,708,289
Capital shares repurchased [ (1,594,862) and (1,540,519) shares, respectively ]	(19,344,212)	(17,714,146)

Total Class IA transactions	6,002,635	17,055,303

Class IB
Capital shares sold [ 4,370,527 and 8,023,749 shares, respectively ]	53,039,653	91,491,866
Capital shares issued in reinvestment of dividends and distributions [ 6,886,056 and 6,083,638 shares, respectively ]	80,063,997	72,747,350
Capital shares repurchased [ (10,517,633) and (12,931,917) shares, respectively ]	(127,667,186)	(150,372,112)

Total Class IB transactions	5,436,464	13,867,104

Class K
Capital shares sold [ 785,588 and 870,688 shares, respectively ]	9,594,870	9,980,655
Capital shares issued in reinvestment of dividends and distributions [ 366,901 and 320,367 shares, respectively ]	4,263,981	3,827,034
Capital shares repurchased [ (1,022,806) and (6,196,596) shares, respectively ]	(12,420,457)	(74,113,608)

Total Class K transactions	1,438,394	(60,305,919)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,877,493	(29,383,512)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,853,349)	196,365,941
NET ASSETS:
Beginning of year	1,053,666,491	857,300,550

End of year (a)	$1,020,813,142	$1,053,666,491

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$365,497	$692,758

See Notes to Financial Statements.

1149

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EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.27	$9.71	$9.07	$10.52	$8.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.12	0.09	0.11
Net realized and unrealized gain (loss) on investments and futures	0.51	3.53	1.28	(0.52)	2.10

Total from investment operations	0.59	3.61	1.40	(0.43)	2.21

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.13)	(0.10)	(0.12)
Distributions from net realized gains	(1.07)	(0.95)	(0.63)	(0.92)	—

Total dividends and distributions	(1.16)	(1.05)	(0.76)	(1.02)	(0.12)

Net asset value, end of year	$11.70	$12.27	$9.71	$9.07	$10.52

Total return	4.87%	37.45%	15.55%	(3.79)%	26.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$87,206	$85,096	$53,627	$56,302	$146,261
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	0.65%	0.71%	1.20%	0.84%	1.22%
Portfolio turnover rate^	14%	15%	16%	18%	18%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.28	$9.72	$9.07	$10.52	$8.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.08	0.12	0.06	0.09
Net realized and unrealized gain (loss) on investments and futures	0.50	3.53	1.29	(0.52)	2.09

Total from investment operations	0.58	3.61	1.41	(0.46)	2.18

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.13)	(0.07)	(0.09)
Distributions from net realized gains	(1.07)	(0.95)	(0.63)	(0.92)	—

Total dividends and distributions	(1.16)	(1.05)	(0.76)	(0.99)	(0.09)

Net asset value, end of year	$11.70	$12.28	$9.72	$9.07	$10.52

Total return	4.78%	37.42%	15.66%	(4.04)%	25.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$887,691	$922,001	$718,214	$667,025	$762,265
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	0.64%	0.69%	1.22%	0.61%	1.01%
Portfolio turnover rate^	14%	15%	16%	18%	18%

See Notes to Financial Statements.

1150

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$12.27	$9.71	$9.07	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.10	0.15	0.04
Net realized and unrealized gain (loss) on investments and futures	0.51	3.54	1.28	0.91

Total from investment operations	0.62	3.64	1.43	0.95

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.16)	(0.10)
Distributions from net realized gains	(1.07)	(0.95)	(0.63)	(0.92)

Total dividends and distributions	(1.19)	(1.08)	(0.79)	(1.02)

Net asset value, end of period	$11.70	$12.27	$9.71	$9.07

Total return (b)	5.12%	37.80%	15.84%	10.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,916	$46,570	$85,459	$79,345
Ratio of expenses to average net assets (a)	0.38%	0.38%	0.38%	0.37%
Ratio of net investment income (loss) to average net assets (a)	0.89%	0.88%	1.47%	1.05%
Portfolio turnover rate^	14%	15%	16%	18%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1151

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares**	8.64%	15.37%	6.17%
Portfolio – Class IB Shares	8.64	15.26	6.02
Portfolio – Class K Shares***	8.93	N/A	20.54
Russell 1000® Growth Index	13.05	15.81	8.49

**   Date of inception 5/16/07. Returns shown for Class IA shares prior to this period are derived from the historical performance of Class IB shares adjusted to reflect the 12b-1 fees, applicable to Class IB shares; Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012.

***  Date of inception 12/1/11.

      Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.64% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Growth Index, returned 13.05% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Overall, sector weighting was modestly positive for the Portfolio during the year.

•	Health Care was the leading outperformer due to favorable overweighting and stock selection.

•	Materials outperformed, largely due to stock selection within the sector.

•	Financials contributed positively on stock selection.

What hurt performance during the year:

•	Stock selection was the reason for overall relative underperformance.

•	Consumer Discretionary was the largest relative detractor, mainly due to stock selection but overweighting the sector also hurt results.

•	Information Technology detracted largely on stock selection.

•	Energy underperformed due to stock selection, more than offsetting a beneficial underweighting.

Portfolio Positioning and Outlook

We expect the environment for stocks to remain favorable in 2015, barring some exogenous event. We believe China still poses some risk, and in our opinion it is possible that the eurozone’s sluggish economy and struggle with deflation will linger for longer than expected. On a positive note, we believe that commodities prices and inflation will remain contained, interest rates will stay low, even allowing for some monetary tightening by the Federal Reserve, and the earnings outlook for various sectors appears promising to us. The Portfolio is focused on what we believe are “all-season” growth companies, those with the ability to grow earnings regardless of macroeconomic conditions. We are finding such companies in several areas, including Health Care and Information Technology.

Sector Weightings as of December 31, 2014	% of Net Assets
Consumer Discretionary	26.6%
Information Technology	26.4
Health Care	18.4
Industrials	13.5
Financials	6.6
Consumer Staples	2.7
Energy	2.2
Materials	2.0
Telecommunication Services	0.6
Cash and Other	1.0

100.0%

1152

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,056.74	$5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class IB
Actual	1,000.00	1,057.04	5.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class K
Actual	1,000.00	1,058.42	4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1153

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (26.6%)
Auto Components (0.8%)
Delphi Automotive plc	76,000	$5,526,720

Automobiles (0.9%)
Tesla Motors, Inc.*	28,567	6,353,587

Hotels, Restaurants & Leisure (6.0%)
Chipotle Mexican Grill, Inc.*	6,989	4,784,040
Las Vegas Sands Corp.	105,065	6,110,580
MGM Resorts International*	333,646	7,133,352
Starbucks Corp.	98,332	8,068,141
Starwood Hotels & Resorts Worldwide, Inc.	38,564	3,126,384
Wynn Macau Ltd.	1,144,400	3,190,435
Wynn Resorts Ltd.	66,140	9,838,986

		42,251,918

Internet & Catalog Retail (8.7%)
Amazon.com, Inc.*	81,302	25,232,076
Ctrip.com International Ltd. (ADR)*	88,495	4,026,523
Netflix, Inc.*	16,730	5,715,135
Priceline Group, Inc.*	18,964	21,622,942
Vipshop Holdings Ltd. (ADR)*	260,900	5,097,986

		61,694,662

Media (1.7%)
Twenty-First Century Fox, Inc., Class A	74,569	2,863,823
Walt Disney Co.	96,528	9,091,972

		11,955,795

Specialty Retail (6.4%)
AutoZone, Inc.*	13,914	8,614,297
CarMax, Inc.*	106,768	7,108,613
Home Depot, Inc.	75,653	7,941,295
Lowe’s Cos., Inc.	158,696	10,918,285
Ross Stores, Inc.	32,363	3,050,536
Tractor Supply Co.	99,558	7,847,162

		45,480,188

Textiles, Apparel & Luxury Goods (2.1%)
Hanesbrands, Inc.	51,600	5,759,592
Michael Kors Holdings Ltd.*	33,100	2,485,810
NIKE, Inc., Class B	41,500	3,990,225
Under Armour, Inc., Class A*	40,046	2,719,123

		14,954,750

Total Consumer Discretionary		188,217,620

Consumer Staples (2.7%)
Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	26,710	3,786,142
CVS Health Corp.	82,296	7,925,928
Walgreens Boots Alliance, Inc.	55,700	4,244,340

		15,956,410

Personal Products (0.4%)
Estee Lauder Cos., Inc., Class A	35,600	2,712,720

Total Consumer Staples		18,669,130

	Number of Shares	Value (Note 1)

Energy (2.2%)
Oil, Gas & Consumable Fuels (2.2%)
Continental Resources, Inc.*	46,600	$1,787,576
EOG Resources, Inc.	16,400	1,509,948
EQT Corp.	54,420	4,119,594
Pioneer Natural Resources Co.	31,802	4,733,728
Range Resources Corp.	66,998	3,581,043

Total Energy		15,731,889

Financials (6.6%)
Capital Markets (2.8%)
BlackRock, Inc.	9,500	3,396,820
Invesco Ltd.	8,630	341,058
Morgan Stanley	186,900	7,251,720
State Street Corp.	57,800	4,537,300
TD Ameritrade Holding Corp.	109,818	3,929,288

		19,456,186

Diversified Financial Services (0.7%)
Intercontinental Exchange, Inc.	22,861	5,013,189

Real Estate Investment Trusts (REITs) (3.1%)
American Tower Corp. (REIT)	108,457	10,720,974
Crown Castle International Corp. (REIT)	140,674	11,071,044

		21,792,018

Total Financials		46,261,393

Health Care (18.4%)
Biotechnology (9.6%)
Alexion Pharmaceuticals, Inc.*	52,724	9,755,522
Biogen Idec, Inc.*	43,974	14,926,974
Celgene Corp.*	88,480	9,897,373
Gilead Sciences, Inc.*	162,060	15,275,775
Incyte Corp.*	49,200	3,597,012
Pharmacyclics, Inc.*	30,021	3,670,367
Regeneron Pharmaceuticals, Inc.*	14,003	5,744,731
Vertex Pharmaceuticals, Inc.*	42,697	5,072,404

		67,940,158

Health Care Equipment & Supplies (1.4%)
Intuitive Surgical, Inc.*	18,100	9,573,814

Health Care Providers & Services (3.6%)
Humana, Inc.	31,500	4,524,345
McKesson Corp.	74,432	15,450,595
UnitedHealth Group, Inc.	56,592	5,720,885

		25,695,825

Pharmaceuticals (3.8%)
Actavis plc*	31,200	8,031,192
Allergan, Inc.	39,600	8,418,564
Valeant Pharmaceuticals International, Inc.*	74,455	10,655,255

		27,105,011

Total Health Care		130,314,808

Industrials (13.5%)
Aerospace & Defense (3.7%)
Boeing Co.	82,396	10,709,832
Precision Castparts Corp.	50,862	12,251,639

See Notes to Financial Statements.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Technologies Corp.	28,800	$3,312,000

		26,273,471

Air Freight & Logistics (0.7%)
FedEx Corp.	28,200	4,897,212

Airlines (3.1%)
American Airlines Group, Inc.	285,100	15,289,913
United Continental Holdings, Inc.*	100,297	6,708,866

		21,998,779

Commercial Services & Supplies (0.6%)
Tyco International plc	93,600	4,105,296

Industrial Conglomerates (3.1%)
Danaher Corp.	170,532	14,616,298
Roper Industries, Inc.	48,206	7,537,008

		22,153,306

Machinery (1.1%)
Flowserve Corp.	32,800	1,962,424
Wabtec Corp.	62,100	5,395,869

		7,358,293

Road & Rail (1.2%)
J.B. Hunt Transport Services, Inc.	43,976	3,704,978
Kansas City Southern	41,118	5,017,629

		8,722,607

Total Industrials		95,508,964

Information Technology (26.4%)
Communications Equipment (0.2%)
Palo Alto Networks, Inc.*	11,300	1,385,041

Internet Software & Services (13.3%)
Alibaba Group Holding Ltd. (ADR)*	99,736	10,366,560
Baidu, Inc. (ADR)*	57,436	13,093,685
Facebook, Inc., Class A*	204,400	15,947,288
Google, Inc., Class A*	36,100	19,156,826
Google, Inc., Class C*	36,700	19,318,880
LinkedIn Corp., Class A*	25,353	5,823,837
NAVER Corp.*	3,470	2,241,691
Pandora Media, Inc.*	71,700	1,278,411
Tencent Holdings Ltd.	302,900	4,346,111
Twitter, Inc.*	69,200	2,482,204

		94,055,493

IT Services (6.0%)
Fiserv, Inc.*	42,006	2,981,166
MasterCard, Inc., Class A	184,990	15,938,739
Visa, Inc., Class A	90,627	23,762,399

		42,682,304

Semiconductors & Semiconductor Equipment (0.6%)
ASML Holding N.V. (N.Y. Shares)	37,200	4,011,276

Software (4.0%)
Mobileye N.V.*	42,300	1,715,688
NetSuite, Inc.*	33,989	3,710,579
Red Hat, Inc.*	69,431	4,800,459
	Number of Shares	Value (Note 1)

Salesforce.com, Inc.*	157,279	$9,328,217
ServiceNow, Inc.*	49,347	3,348,194
VMware, Inc., Class A*	40,900	3,375,068
Workday, Inc., Class A*	20,501	1,673,087

		27,951,292

Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	130,474	14,401,720
Stratasys Ltd.*	24,400	2,027,884

		16,429,604

Total Information Technology		186,515,010

Materials (2.0%)
Chemicals (1.8%)
Ashland, Inc.	29,400	3,520,944
Ecolab, Inc.	10,030	1,048,336
Sherwin-Williams Co.	30,275	7,963,536

		12,532,816

Construction Materials (0.2%)
Martin Marietta Materials, Inc.	17,017	1,877,315

Total Materials		14,410,131

Telecommunication Services (0.6%)
Wireless Telecommunication Services (0.6%)
SoftBank Corp.	70,600	4,201,564

Total Telecommunication Services		4,201,564

Total Investments (99.0%) (Cost $428,618,210)		699,830,509
Other Assets Less Liabilities (1.0%)		7,180,258

Net Assets (100%)		$707,010,767

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$185,027,185	$3,190,435	$—	$188,217,620
Consumer Staples	18,669,130	—	—	18,669,130
Energy	15,731,889	—	—	15,731,889
Financials	46,261,393	—	—	46,261,393
Health Care	130,314,808	—	—	130,314,808
Industrials	95,508,964	—	—	95,508,964
Information Technology	179,927,208	6,587,802	—	186,515,010
Materials	14,410,131	—	—	14,410,131
Telecommunication Services	—	4,201,564	—	4,201,564

Total Assets	$685,850,708	$13,979,801	$—	$699,830,509

Total Liabilities	$—	$—	$—	$—

Total	$685,850,708	$13,979,801	$—	$699,830,509

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$264,193,013
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$239,482,575

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$281,033,369
Aggregate gross unrealized depreciation	(10,257,051)

Net unrealized appreciation	$270,776,318

Federal income tax cost of investments	$429,054,191

For the year ended December 31, 2014, the Portfolio incurred approximately $2,929 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $428,618,210)	$699,830,509
Cash	9,507,564
Foreign cash (Cost $12,736)	12,518
Receivable for securities sold	1,243,057
Receivable from Separate Accounts for Trust shares sold	308,111
Dividends, interest and other receivables	292,350
Other assets	2,052

Total assets	711,196,161

LIABILITIES
Payable for securities purchased	2,785,931
Payable to Separate Accounts for Trust shares redeemed	720,830
Investment management fees payable	430,564
Distribution fees payable – Class IB	115,403
Administrative fees payable	60,505
Distribution fees payable – Class IA	14,988
Trustees’ fees payable	425
Accrued expenses	56,748

Total liabilities	4,185,394

NET ASSETS	$707,010,767

Net assets were comprised of:
Paid in capital	$448,250,350
Accumulated undistributed net investment income (loss)	57,423
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(12,505,957)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	271,208,951

Net assets	$707,010,767

Class IA
Net asset value, offering and redemption price per share, $71,209,506 / 1,960,538 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.32

Class IB
Net asset value, offering and redemption price per share, $544,676,036 / 15,152,805 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.95

Class K
Net asset value, offering and redemption price per share, $91,125,225 / 2,489,944 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $15,414 foreign withholding tax)	$4,731,985
Interest	7,608

Total income	4,739,593

EXPENSES
Investment management fees	4,908,721
Distribution fees – Class IB	1,272,535
Administrative fees	682,768
Distribution fees – Class IA	145,157
Custodian fees	61,500
Printing and mailing expenses	54,831
Professional fees	47,406
Trustees’ fees	16,402
Miscellaneous	19,668

Gross expenses	7,208,988
Less: Waiver from investment manager	(226,315)

Net expenses	6,982,673

NET INVESTMENT INCOME (LOSS)	(2,243,080)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	64,613,943
Foreign currency transactions	3,422

Net realized gain (loss)	64,617,365

Change in unrealized appreciation (depreciation) on:
Investments	(6,796,336)
Foreign currency translations	(5,033)

Net change in unrealized appreciation (depreciation)	(6,801,369)

NET REALIZED AND UNREALIZED GAIN (LOSS)	57,815,996

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,572,916

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,243,080)	$(2,743,367)
Net realized gain (loss) on investments and foreign currency transactions	64,617,365	234,483,268
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(6,801,369)	(16,393,075)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,572,916	215,346,826

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 824,338 and 632,508 shares, respectively ]	28,312,275	18,002,781
Capital shares repurchased [ (277,586) and (195,197) shares, respectively ]	(9,449,590)	(5,470,969)

Total Class IA transactions	18,862,685	12,531,812

Class IB
Capital shares sold [ 1,804,846 and 2,616,426 shares, respectively ]	61,169,563	70,293,788
Capital shares repurchased [ (1,484,164) and (4,790,170) shares, respectively ]	(50,309,319)	(127,096,534)
Capital shares repurchased in-kind (Note 9)[ 0 and (18,485,438) shares, respectively ]	—	(483,111,955)

Total Class IB transactions	10,860,244	(539,914,701)

Class K
Capital shares sold [ 491,884 and 716,188 shares, respectively ]	16,933,301	19,545,042
Capital shares repurchased [ (672,408) and (630,020) shares, respectively ]	(22,981,208)	(17,624,094)
Capital shares repurchased in-kind (Note 9)[ 0 and (9) shares, respectively ]	—	(241)

Total Class K transactions	(6,047,907)	1,920,707

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	23,675,022	(525,462,182)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,247,938	(310,115,356)
NET ASSETS:
Beginning of year	627,762,829	937,878,185

End of year (a)	$707,010,767	$627,762,829

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$57,423	$(2,832)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IA	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$33.43	$24.24	$20.38	$20.73		$17.78

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)	(0.12)	(0.03)	(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.02	9.31	3.89	(0.31)		2.99

Total from investment operations	2.89	9.19	3.86	(0.35)		2.96

Less distributions:
Dividends from net investment income	—	—	—	—		(0.01)

Net asset value, end of year	$36.32	$33.43	$24.24	$20.38		$20.73

Total return	8.64%	37.91%	18.94%	(1.69)%		16.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$71,210	$47,268	$23,668	$11,796		$45,882
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.14%	0.90%		0.91%
Before waivers	1.13%	1.14%	1.15%	0.90%		0.91%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.37)%	(0.41)%	(0.13)%	(0.18)%		(0.15)%
Before waivers	(0.41)%	(0.45)%	(0.14)%	(0.18)%		(0.15)%
Portfolio turnover rate^	37%	40%	29%	32%		41%

Class IB	Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$33.09	$23.99	$20.17	$20.57		$17.67

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.13)	(0.10)	(0.04)	(0.09)		(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.99	9.20	3.86	(0.31)		2.97

Total from investment operations	2.86	9.10	3.82	(0.40)		2.90

Net asset value, end of year	$35.95	$33.09	$23.99	$20.17		$20.57

Total return	8.64%	37.93%	18.94%	(1.94)%		16.41%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$544,676	$490,761	$851,412	$673,234		$689,166
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.14%	1.15	%(c)	1.16%
Before waivers	1.13%	1.14%	1.15%	1.15	%(c)	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.38)%	(0.38)%	(0.18)%	(0.41)%		(0.40)%
Before waivers	(0.41)%	(0.41)%	(0.19)%	(0.41)%		(0.40)%
Portfolio turnover rate^	37%	40%	29%	32%		41%

See Notes to Financial Statements.

1159

EQ ADVISORS TRUST

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

Class K	Year Ended December 31,			December 1, 2011* to December 31, 2011
	2014	2013	2012
Net asset value, beginning of period	$33.60	$24.30	$20.38	$20.57

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.04)	0.02 †	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.04	9.34	3.90	(0.20)

Total from investment operations	3.00	9.30	3.92	(0.19)

Net asset value, end of period	$36.60	$33.60	$24.30	$20.38

Total return (b)	8.93%	38.27%	19.23%	(0.92)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,125	$89,734	$62,799	$39,050
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.85%	0.89%	0.96%
Before waivers (a)	0.88%	0.89%	0.90%	0.96%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.13)%	(0.16)%	0.09%	0.32%
Before waivers (a)	(0.16)%	(0.19)%	0.08%	0.32%
Portfolio turnover rate^	37%	40%	29%	32%
*	Commencement of Operations.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1160

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	UBS Global Asset Management (Americas) Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	14.46%	13.98%	6.75%
Russell 1000® Index	13.24	15.64	7.96
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.46% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 1000® Index, returned 13.24% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Stock selection, overall, was the main driver of the Portfolio’s outperformance in 2014. Stock selection was most beneficial in the Health Care, Information Technology and Materials sectors.

•

In terms of individual stocks, the top contributors to performance included the Portfolio’s overweight positions in NXP Semiconductors, Chimerix, Inc., Digital Realty Trust, Inc., Allergan, Inc. and Applied Materials, Inc.

•	Overall, sector positioning contributed to results during the year. An overweight in Health Care and underweights in Energy and Telecommunication Services contributed the most to results.

What hurt performance during the year:

•	Stock selection in the Energy, Consumer Discretionary and Telecommunication Services sectors detracted the most from results during the year.

•

The largest individual detractors from performance included the Portfolio’s overweights in McDermott International, Noble Corporation, ServiceSource International, NII Holdings, Inc. and Amazon.com, Inc.

•	In terms of sector positioning, underweights in Utilities and Information Technology detracted the most from performance.

Portfolio Positioning and Outlook

For many active investors, 2014 proved to be a challenging year related to the low-volatility, high-correlation environment and the market’s fixation on macro-driven factors. While these topics are relevant and interesting, we found it useful to focus on underlying company fundamentals and to identify price/value discrepancies at the individual stock level. Based on our bottom-up research, we see strong opportunity sets across sectors in the U.S. equity market going into 2015.

In the Industrials sector, we are finding opportunities across a variety of end markets, such as mining equipment, autos, agriculture, general industrials and industrial gases. In the Health Care (pharma/devices/services) sector, as the Affordable Care Act enters its second year, we expect utilization to continue to gradually improve going forward. We believe the recent consolidation wave will likely continue, as companies adjust to the new normal of weak utilization and ongoing reimbursement pressure. While these factors support our favorable view of Health Care, we believe that opportunities for further multiple expansion are more limited following several years of outperformance versus the S&P 500 Index.We remain bullish on the biotechnology sub sector, as we see major advances in science driving substantial, idiosyncratic value creation. We believe that this is particularly true in areas that are unleashing the power of genetics and/or protein engineering. Furthermore, we anticipate that 2015 will be an acquisitive year for the large-cap biotech companies that need to fill their pipelines, positioning the smaller biotech companies for outperformance, in our view. We believe the overall backdrop for Financials remains attractive as a result of improving economic growth, a relatively steep yield curve, an improved expense discipline, strong credit quality and an improving regulatory/legal environment. We believe the demand for credit from both the consumer and commercial segments will continue to strengthen and overall capital markets activity will remain robust, particularly in merger and acquisition (M&A) advisory and equity capital markets. Nearly all subsectors within Financials have very strong capital and liquidity positions, and we believe capital return in the form of increased dividends and share repurchases will persist.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	19.7%
Information Technology	17.2
Health Care	16.2
Consumer Discretionary	15.5
Industrials	10.6
Consumer Staples	10.0
Energy	6.3
Materials	3.3
Cash and Other	1.2

100.0%

1161

EQ/UBS GROWTH AND INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IB
Actual	$1,000.00	$1,046.31	$5.42
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*   Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.05%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (15.5%)
Automobiles (2.4%)
Ford Motor Co.	60,800	$942,400
General Motors Co.	39,900	1,392,909

		2,335,309

Hotels, Restaurants & Leisure (2.5%)
Yum! Brands, Inc.	32,600	2,374,910

Household Durables (0.7%)
Lennar Corp., Class A	15,700	703,517

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*	5,723	1,776,133

Media (4.1%)
Time Warner Cable, Inc.	11,200	1,703,072
Walt Disney Co.	23,700	2,232,303

		3,935,375

Multiline Retail (1.7%)
Macy’s, Inc.	24,148	1,587,731

Specialty Retail (0.9%)
Best Buy Co., Inc.	21,300	830,274

Textiles, Apparel & Luxury Goods (1.4%)
Ralph Lauren Corp.	7,157	1,325,190

Total Consumer Discretionary		14,868,439

Consumer Staples (10.0%)
Beverages (2.7%)
PepsiCo, Inc.	27,800	2,628,768

Food & Staples Retailing (1.9%)
Rite Aid Corp.*	114,700	862,544
Walgreens Boots Alliance, Inc.	12,700	967,740

		1,830,284

Food Products (2.6%)
Mondelez International, Inc., Class A	67,954	2,468,429

Tobacco (2.8%)
Philip Morris International, Inc.	33,520	2,730,204

Total Consumer Staples		9,657,685

Energy (6.3%)
Energy Equipment & Services (2.2%)
Baker Hughes, Inc.	10,870	609,481
Halliburton Co.	12,994	511,054
McDermott International, Inc.*	113,912	331,484
Noble Corp. plc	37,690	624,523

		2,076,542

Oil, Gas & Consumable Fuels (4.1%)
Chevron Corp.	7,400	830,132
EOG Resources, Inc.	18,446	1,698,323
Exxon Mobil Corp.	9,400	869,030
PDC Energy, Inc.*	13,700	565,399

		3,962,884

Total Energy		6,039,426

	Number of Shares	Value (Note 1)

Financials (19.7%)
Banks (7.9%)
Citigroup, Inc.	47,633	$2,577,422
JPMorgan Chase & Co.	39,768	2,488,681
U.S. Bancorp/Minnesota	36,800	1,654,160
Wells Fargo & Co.	14,938	818,901

		7,539,164

Capital Markets (1.5%)
Invesco Ltd.	21,300	841,776
Morgan Stanley	16,275	631,470

		1,473,246

Consumer Finance (3.2%)
American Express Co.	18,600	1,730,544
Capital One Financial Corp.	16,000	1,320,800

		3,051,344

Insurance (3.9%)
Aon plc	10,500	995,715
Lincoln National Corp.	21,508	1,240,366
MetLife, Inc.	28,351	1,533,506

		3,769,587

Real Estate Investment Trusts (REITs) (3.2%)
Digital Realty Trust, Inc. (REIT)	21,457	1,422,599
Simon Property Group, Inc. (REIT)	8,900	1,620,779

		3,043,378

Total Financials		18,876,719

Health Care (16.2%)
Biotechnology (5.2%)
Acorda Therapeutics, Inc.*	34,560	1,412,467
Alnylam Pharmaceuticals, Inc.*	10,077	977,469
Bluebird Bio, Inc.*	4,300	394,396
Chimerix, Inc.*	39,500	1,590,270
Lexicon Pharmaceuticals, Inc.*	374,733	340,970
MacroGenics, Inc.*	3,300	115,731
Regulus Therapeutics, Inc.*	11,000	176,440

		5,007,743

Health Care Providers & Services (4.0%)
Envision Healthcare Holdings, Inc.*	33,200	1,151,708
Laboratory Corp. of America Holdings*	10,100	1,089,790
UnitedHealth Group, Inc.	16,049	1,622,393

		3,863,891

Life Sciences Tools & Services (0.7%)
Bio-Rad Laboratories, Inc., Class A*	5,751	693,341

Pharmaceuticals (6.3%)
Actavis plc*	2,600	669,266
Eli Lilly & Co.	27,200	1,876,528
Hospira, Inc.*	21,177	1,297,091
Impax Laboratories, Inc.*	27,454	869,743
Salix Pharmaceuticals Ltd.*	5,300	609,182
Teva Pharmaceutical Industries Ltd. (ADR)	11,814	679,423

		6,001,233

Total Health Care		15,566,208

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Industrials (10.6%)
Aerospace & Defense (1.5%)
Boeing Co.	11,300	$1,468,774

Commercial Services & Supplies (1.1%)
Waste Management, Inc.	20,148	1,033,995

Industrial Conglomerates (1.8%)
General Electric Co.	70,500	1,781,535

Machinery (3.4%)
Colfax Corp.*	19,000	979,830
Joy Global, Inc.	19,900	925,748
Parker-Hannifin Corp.	10,300	1,328,185

		3,233,763

Road & Rail (2.8%)
Hertz Global Holdings, Inc.*	40,656	1,013,961
Norfolk Southern Corp.	14,900	1,633,189

		2,647,150

Total Industrials		10,165,217

Information Technology (17.2%)
Electronic Equipment, Instruments & Components (1.3%)
Jabil Circuit, Inc.	57,500	1,255,225

IT Services (0.6%)
ServiceSource International, Inc.*	119,267	558,170

Semiconductors & Semiconductor Equipment (7.0%)
Altera Corp.	24,100	890,254
Applied Materials, Inc.	42,700	1,064,084
Broadcom Corp., Class A	20,172	874,053
Freescale Semiconductor Ltd.*	30,112	759,726
Mellanox Technologies Ltd.*	20,600	880,238
Micron Technology, Inc.*	28,114	984,271
	Number of Shares	Value (Note 1)

NXP Semiconductors N.V.*	10,061	$768,660
Silicon Laboratories, Inc.*	9,500	452,390

		6,673,676

Software (3.1%)
Check Point Software Technologies Ltd.*	19,374	1,522,215
Symantec Corp.	58,202	1,493,172

		3,015,387

Technology Hardware, Storage & Peripherals (5.2%)
Apple, Inc.	36,499	4,028,760
NetApp, Inc.	23,651	980,334

		5,009,094

Total Information Technology		16,511,552

Materials (3.3%)
Chemicals (3.3%)
Monsanto Co.	9,500	1,134,965
Praxair, Inc.	15,800	2,047,048

Total Materials		3,182,013

Total Investments (98.8%) (Cost $74,609,163)		94,867,259
Other Assets Less Liabilities (1.2%)		1,144,491

Net Assets (100%)		$96,011,750

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$14,868,439	$—	$—	$14,868,439
Consumer Staples	9,657,685	—	—	9,657,685
Energy	6,039,426	—	—	6,039,426
Financials	18,876,719	—	—	18,876,719
Health Care	15,566,208	—	—	15,566,208
Industrials	10,165,217	—	—	10,165,217
Information Technology	16,511,552	—	—	16,511,552

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$3,182,013	$—	$—	$3,182,013

Total Assets	$94,867,259	$—	$—	$94,867,259

Total Liabilities	$—	$—	$—	$—

Total	$94,867,259	$—	$—	$94,867,259

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$39,002,890
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$39,363,212

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,223,047
Aggregate gross unrealized depreciation	(2,967,219)

Net unrealized appreciation	$20,255,828

Federal income tax cost of investments	$74,611,431

For the year ended December 31, 2014, the Portfolio incurred approximately $573 as brokerage commissions with Sanford C. Bernstein & Co., LLC and $454 as brokerage commissions with UBS AG, affiliated broker/dealers.

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $74,609,163)	$94,867,259
Cash	1,300,543
Receivable from Separate Accounts for Trust shares sold	147,932
Dividends, interest and other receivables	143,175
Other assets	278

Total assets	96,459,187

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	202,918
Payable for securities purchased	144,225
Investment management fees payable	47,801
Distribution fees payable – Class IB	20,159
Administrative fees payable	8,145
Trustees’ fees payable	67
Accrued expenses	24,122

Total liabilities	447,437

NET ASSETS	$96,011,750

Net assets were comprised of:
Paid in capital	$74,203,245
Accumulated undistributed net investment income (loss)	8,266
Accumulated undistributed net realized gain (loss) on investments	1,542,143
Net unrealized appreciation (depreciation) on investments	20,258,096

Net assets	$96,011,750

Class IB
Net asset value, offering and redemption price per share, $96,011,750 / 9,786,065 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.81

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $605 foreign withholding tax)	$1,469,892
Interest	1,338

Total income	1,471,230

EXPENSES
Investment management fees	659,695
Distribution fees – Class IB	219,898
Administrative fees	109,031
Professional fees	35,466
Custodian fees	18,501
Printing and mailing expenses	9,455
Trustees’ fees	2,213
Miscellaneous	1,938

Gross expenses	1,056,197
Less: Waiver from investment manager	(132,269)

Net expenses	923,928

NET INVESTMENT INCOME (LOSS)	547,302

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	10,467,508
Net change in unrealized appreciation (depreciation) on investments	979,612

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,447,120

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,994,422

See Notes to Financial Statements.

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EQ/UBS GROWTH AND INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$547,302	$720,059
Net realized gain (loss) on investments	10,467,508	30,094,911
Net change in unrealized appreciation (depreciation) on investments	979,612	3,893,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,994,422	34,708,544

DIVIDENDS :
Dividends from net investment income
Class IB	(545,980)	(749,617)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,611,977 and 3,133,106 shares, respectively ]	14,881,907	23,413,034
Capital shares issued in reinvestment of dividends [ 56,066 and 89,363 shares, respectively ]	545,980	749,617
Capital shares repurchased [ (1,705,710) and (3,466,071) shares, respectively ]	(15,568,662)	(25,819,425)
Capital shares repurchased in-kind (Note 9)[ 0 and (12,251,723) shares, respectively ]	—	(90,888,048)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(140,775)	(92,544,822)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,307,667	(58,585,895)
NET ASSETS:
Beginning of year	84,704,083	143,289,978

End of year (a)	$96,011,750	$84,704,083

(a) Includes accumulated undistributed (over distributed) net investment income (loss) of	$8,266	$4,182

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.62	$6.42	$5.74	$5.95	$5.30

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.19	2.23	0.69	(0.21)	0.65

Total from investment operations	1.25	2.28	0.74	(0.16)	0.69

Less distributions:
Dividends from net investment income	(0.06)	(0.08)	(0.06)	(0.05)	(0.04)

Net asset value, end of year	$9.81	$8.62	$6.42	$5.74	$5.95

Total return	14.46%	35.50%	12.80%	(2.72)%	13.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,012	$84,704	$143,290	$136,123	$149,759
Ratio of expenses to average net assets:
After waivers	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly	1.05%	1.05%	1.05%	1.03%	1.03%
Before waivers and fees paid indirectly	1.20%	1.19%	1.19%	1.17%	1.15%
Ratio of net investment income (loss) to average net assets:
After waivers	0.62%	0.61%	0.81%	0.75%	0.69%
After waivers and fees paid indirectly	0.62%	0.61%	0.81%	0.77%	0.71%
Before waivers and fees paid indirectly	0.47%	0.47%	0.67%	0.63%	0.59%
Portfolio turnover rate^	45%	58%	65%	63%	53%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

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EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Wells Capital Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	3.74%	14.03%	9.28%
Portfolio – Class IB Shares	3.83	13.93	9.10
Portfolio – Class K Shares***	4.06	N/A	18.42
Russell 3000® Growth Index	12.44	15.89	8.50
*** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.83% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 12.44% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•

Security selection in the Telecommunications sector contributed to annual returns. Firms with a high level of earnings visibility garnered considerable interest and attention, especially portfolio holding SBA Communications Corporation, an owner of cellular towers. The company delivered strong earnings and revenue growth, beating expectations both in the U.S. and internationally.

•

An overweight position in the highly innovative biotechnology industry was additive to annual returns. Within the Health Care sector, strength was apparent in biotechnology holding Celgene Corporation. Additionally within biotechnology, a position in Alexion Pharmaceuticals Inc. also contributed to annual returns. Growth in geographic approvals and additional indications of the company’s core drug, Soliris, drove the strong results.

What hurt performance during the year:

•

Positioning in the Energy sector weighed on annual performance. Plunging oil prices led to a dramatic, widespread selloff in energy stocks with virtually every part of the oil supply chain experiencing significant weakness. Portfolio holdings Antero Resources Corp. and Pioneer Natural Resources were not immune to the volatility and detracted from returns.

•	Positioning in the Information Technology sector proved a challenge in 2014. As investors shed higher valuation stocks earlier in the year, technology holdings were particularly hard hit.

Portfolio Positioning and Outlook

Looking toward 2015, the outlook for U.S. stocks is somewhat muddied. The U.S. economy is clearly moving forward, and the year ended with rising optimism around consumer confidence. The elixir of falling gas prices, a healthier job market, stable home values, and stronger U.S. dollar is having a positive impact. We are not, however, fully convinced the U.S. economy is about to shift into high gear. As has become increasingly apparent, global economies are highly interconnected. The ripples from a rising U.S. dollar, fears of global deflation, and a massive collapse in commodity prices top the list of global economic issues that remain unresolved.

In this environment, the dilemma of a style pure growth manager is assessing how long an anomalous period will last. Almost any off benchmark bet hurt relative performance in 2014. Chasing index positions or stretching our valuation discipline would compromise our process and is simply not an option. So despite last year’s relative underperformance, we think it’s critical to not follow the herd. We will instead closely distinguish between fads and fundamentals. The push for yield and rewards for financial engineering is, in our view, an unsustainable condition. Therefore, we expect to stay the course with discipline around our time tested investment process as we believe a catalyst will eventually emerge to shake capital in a new direction.

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Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	27.4%
Consumer Discretionary	21.9
Health Care	20.2
Industrials	11.8
Financials	8.5
Energy	3.2
Telecommunication Services	2.6
Materials	1.8
Consumer Staples	1.5
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,018.41	$5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.02	5.24
Class IB
Actual	1,000.00	1,018.84	5.23
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.02	5.24
Class K
Actual	1,000.00	1,019.96	3.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.28	3.97

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.03%, 1.03% and 0.78%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (21.9%)
Auto Components (1.2%)
Delphi Automotive plc	72,300	$5,257,656

Distributors (1.8%)
LKQ Corp.*	289,900	8,151,988

Hotels, Restaurants & Leisure (2.6%)
Chipotle Mexican Grill, Inc.*	11,100	7,598,061
MGM Resorts International*	170,400	3,643,152

		11,241,213

Internet & Catalog Retail (1.8%)
Amazon.com, Inc.*	24,853	7,713,128

Leisure Products (0.9%)
Polaris Industries, Inc.	27,491	4,157,739

Media (8.6%)
Comcast Corp., Class A	205,800	11,938,458
Liberty Global plc*	241,336	11,658,942
Time Warner, Inc.	77,800	6,645,676
Twenty-First Century Fox, Inc., Class A	196,000	7,527,380

		37,770,456

Specialty Retail (1.6%)
Advance Auto Parts, Inc.	43,014	6,851,270

Textiles, Apparel & Luxury Goods (3.4%)
Carter’s, Inc.	76,200	6,653,022
Under Armour, Inc., Class A*	120,962	8,213,320

		14,866,342

Total Consumer Discretionary		96,009,792

Consumer Staples (1.5%)
Beverages (1.5%)
Constellation Brands, Inc., Class A*	68,204	6,695,587

Total Consumer Staples		6,695,587

Energy (3.2%)
Energy Equipment & Services (1.3%)
Halliburton Co.	112,400	4,420,692
Nabors Industries Ltd.	84,700	1,099,406

		5,520,098

Oil, Gas & Consumable Fuels (1.9%)
Antero Resources Corp.*	54,126	2,196,433
Pioneer Natural Resources Co.	34,820	5,182,957
Sanchez Energy Corp.*	108,970	1,012,331

		8,391,721

Total Energy		13,911,819

Financials (8.5%)
Banks (0.8%)
Texas Capital Bancshares, Inc.*	65,218	3,543,294

Capital Markets (3.1%)
Affiliated Managers Group, Inc.*	33,416	7,092,212
Raymond James Financial, Inc.	116,704	6,685,972

		13,778,184

	Number of Shares	Value (Note 1)

Diversified Financial Services (4.3%)
Intercontinental Exchange, Inc.	52,006	$11,404,396
McGraw Hill Financial, Inc.	85,200	7,581,096

		18,985,492

Insurance (0.2%)
eHealth, Inc.*	29,766	741,768

Real Estate Investment Trusts (REITs) (0.1%)
Outfront Media, Inc. (REIT)	17,106	459,125

Total Financials		37,507,863

Health Care (20.2%)
Biotechnology (8.7%)
Biogen Idec, Inc.*	24,821	8,425,488
Celgene Corp.*	78,800	8,814,568
Gilead Sciences, Inc.*	103,271	9,734,325
Puma Biotechnology, Inc.*	11,400	2,157,678
Regeneron Pharmaceuticals, Inc.*	5,700	2,338,425
Vertex Pharmaceuticals, Inc.*	57,300	6,807,240

		38,277,724

Health Care Providers & Services (6.0%)
Community Health Systems, Inc.*	101,000	5,445,920
DaVita HealthCare Partners, Inc.*	74,800	5,665,352
Envision Healthcare Holdings, Inc.*	193,355	6,707,485
McKesson Corp.	40,900	8,490,022

		26,308,779

Pharmaceuticals (5.5%)
AbbVie, Inc.	139,800	9,148,512
Bristol-Myers Squibb Co.	66,700	3,937,301
Eli Lilly & Co.	40,600	2,800,994
Perrigo Co. plc	48,300	8,073,828

		23,960,635

Total Health Care		88,547,138

Industrials (11.8%)
Airlines (1.4%)
Delta Air Lines, Inc.	124,600	6,129,074

Machinery (4.8%)
Allison Transmission Holdings, Inc.	138,900	4,708,710
Cummins, Inc.	47,000	6,775,990
Proto Labs, Inc.*	68,796	4,620,340
Wabtec Corp.	54,300	4,718,127

		20,823,167

Professional Services (0.8%)
IHS, Inc., Class A*	30,924	3,521,625

Road & Rail (3.5%)
Canadian Pacific Railway Ltd.	34,300	6,609,267
Old Dominion Freight Line, Inc.*	71,500	5,551,260
Swift Transportation Co.*	118,400	3,389,792

		15,550,319

Trading Companies & Distributors (1.3%)
United Rentals, Inc.*	56,300	5,743,163

Total Industrials		51,767,348

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Information Technology (27.4%)
Communications Equipment (1.5%)
Palo Alto Networks, Inc.*	54,465	$6,675,775

Electronic Equipment, Instruments & Components (2.7%)
Cognex Corp.*	119,100	4,922,403
FLIR Systems, Inc.	44,461	1,436,535
TE Connectivity Ltd.	85,400	5,401,550

		11,760,488

Internet Software & Services (8.3%)
Alibaba Group Holding Ltd. (ADR)*	42,000	4,365,480
Facebook, Inc., Class A*	194,088	15,142,746
Google, Inc., Class A*	7,008	3,718,865
Google, Inc., Class C*	14,608	7,689,651
LinkedIn Corp., Class A*	14,600	3,353,766
Yelp, Inc.*	41,905	2,293,461

		36,563,969

IT Services (4.8%)
Alliance Data Systems Corp.*	17,700	5,063,085
Vantiv, Inc., Class A*	165,691	5,620,239
Visa, Inc., Class A	39,816	10,439,755

		21,123,079

Semiconductors & Semiconductor Equipment (2.2%)
Micron Technology, Inc.*	271,400	9,501,714

Software (3.5%)
Salesforce.com, Inc.*	98,158	5,821,751
ServiceNow, Inc.*	76,023	5,158,160
Workday, Inc., Class A*	57,000	4,651,770

		15,631,681

	Number of Shares	Value (Note 1)

Technology Hardware, Storage & Peripherals (4.4%)
Apple, Inc.	115,779	$12,779,686
Western Digital Corp.	58,300	6,453,810

		19,233,496

Total Information Technology		120,490,202

Materials (1.8%)
Chemicals (1.8%)
Monsanto Co.	65,389	7,812,024

Total Materials		7,812,024

Telecommunication Services (2.6%)
Wireless Telecommunication Services (2.6%)
SBA Communications Corp., Class A*	102,260	11,326,318

Total Telecommunication Services		11,326,318

Total Investments (98.9%) (Cost $350,973,314)		434,068,091
Other Assets Less Liabilities (1.1%)		4,836,300

Net Assets (100%)		$438,904,391

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$96,009,792	$—	$—	$96,009,792
Consumer Staples	6,695,587	—	—	6,695,587
Energy	13,911,819	—	—	13,911,819
Financials	37,507,863	—	—	37,507,863
Health Care	88,547,138	—	—	88,547,138
Industrials	51,767,348	—	—	51,767,348
Information Technology	120,490,202	—	—	120,490,202

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Materials	$7,812,024	$—	$—	$7,812,024
Telecommunication Services	11,326,318	—	—	11,326,318

Total Assets	$434,068,091	$—	$—	$434,068,091

Total Liabilities	$—	$—	$—	$—

Total	$434,068,091	$—	$—	$434,068,091

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

The Portfolio held no derivatives contracts during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$383,587,681
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$382,399,235

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$95,083,611
Aggregate gross unrealized depreciation	(12,073,998)

Net unrealized appreciation	$83,009,613

Federal income tax cost of investments	$351,058,478

For the year ended December 31, 2014, the Portfolio incurred approximately $668 as brokerage commissions with Sanford C. Bernstein & Co., LLC., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $350,973,314)	$434,068,091
Cash	5,041,241
Receivable for securities sold	5,349,550
Receivable from Separate Accounts for Trust shares sold	154,975
Dividends, interest and other receivables	90,687
Other assets	1,391

Total assets	444,705,935

LIABILITIES
Payable for securities purchased	4,284,596
Payable to Separate Accounts for Trust shares redeemed	1,119,057
Investment management fees payable	243,476
Distribution fees payable – Class IB	88,615
Administrative fees payable	37,836
Distribution fees payable – Class IA	3,322
Trustees’ fees payable	147
Accrued expenses	24,495

Total liabilities	5,801,544

NET ASSETS	$438,904,391

Net assets were comprised of:
Paid in capital	$346,532,769
Accumulated undistributed net investment income (loss)	—
Accumulated undistributed net realized gain (loss) on investments	9,276,845
Net unrealized appreciation (depreciation) on investments	83,094,777

Net assets	$438,904,391

Class IA
Net asset value, offering and redemption price per share, $15,530,888 / 1,364,289 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.38

Class IB
Net asset value, offering and redemption price per share, $415,377,969 / 37,460,953 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.09

Class K
Net asset value, offering and redemption price per share, $7,995,534 / 699,012 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.44

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $4,847 foreign withholding tax)	$2,805,061
Interest	7,392

Total income	2,812,453

EXPENSES
Investment management fees	2,791,939
Distribution fees – Class IB	1,011,735
Administrative fees	455,025
Distribution fees – Class IA	40,780
Professional fees	40,261
Printing and mailing expenses	33,949
Custodian fees	30,500
Trustees’ fees	10,859
Miscellaneous	13,574

Total expenses	4,428,622

NET INVESTMENT INCOME (LOSS)	(1,616,169)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	50,291,297
Net change in unrealized appreciation (depreciation) on investments	(32,532,199)

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,759,098

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,142,929

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,616,169)	$(2,522,627)
Net realized gain (loss) on investments	50,291,297	224,750,091
Net change in unrealized appreciation (depreciation) on investments	(32,532,199)	(44,828,469)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,142,929	177,398,995

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,765,218)	(3,366,922)
Class IB	(47,632,836)	(84,027,521)
Class K	(898,989)	(1,637,392)

TOTAL DISTRIBUTIONS	(50,297,043)	(89,031,835)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 336,873 and 292,199 shares, respectively ]	4,078,077	3,736,010
Capital shares issued in reinvestment of distributions [ 151,549 and 278,711 shares, respectively ]	1,765,218	3,366,922
Capital shares repurchased [ (455,053) and (228,269) shares, respectively ]	(5,550,514)	(2,973,824)

Total Class IA transactions	292,781	4,129,108

Class IB
Capital shares sold [ 5,489,060 and 11,195,402 shares, respectively ]	65,438,144	138,968,820
Capital shares issued in reinvestment of distributions [ 4,199,632 and 7,120,584 shares, respectively ]	47,632,836	84,027,521
Capital shares repurchased [ (5,279,953) and (11,393,024) shares, respectively ]	(62,619,335)	(140,332,246)
Capital shares repurchased in-kind (Note 9)[ 0 and (52,898,368) shares, respectively ]	—	(645,225,118)

Total Class IB transactions	50,451,645	(562,561,023)

Class K
Capital shares sold [ 406,840 and 623,820 shares, respectively ]	4,970,786	8,007,068
Capital shares issued in reinvestment of distributions [ 76,724 and 135,485 shares, respectively ]	898,989	1,637,392
Capital shares repurchased [ (453,679) and (217,214) shares, respectively ]	(5,577,137)	(2,755,487)
Capital shares repurchased in-kind (Note 9)[ 0 and (10) shares, respectively ]	—	(125)

Total Class K transactions	292,638	6,888,848

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	51,037,064	(551,543,067)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,882,950	(463,175,907)
NET ASSETS:
Beginning of year	422,021,441	885,197,348

End of year (a)	$438,904,391	$422,021,441

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$—	$—

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.31	$11.25	$9.65	$10.43		$9.11

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.06)	— #	(0.03)		—	#
Net realized and unrealized gain (loss) on investments	0.52	4.35	1.97	(0.57)		1.60

Total from investment operations	0.47	4.29	1.97	(0.60)		1.60

Less distributions:
Dividends from net investment income	—	—	— #	—		—	#
Distributions from net realized gains	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Total dividends and distributions	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Net asset value, end of year	$11.38	$12.31	$11.25	$9.65		$10.43

Total return	3.74%	39.08%	20.47%	(5.64)%		17.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,531	$16,381	$11,114	$8,833		$7,796
Ratio of expenses to average net assets:
After fees paid indirectly	1.04%	1.03%	1.02%	0.76%		0.71%
Before fees paid indirectly	1.04%	1.04%	1.03%	0.78%		0.78%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.39)%	(0.47)%	0.01%	(0.33)%		—	%‡‡
Before fees paid indirectly	(0.39)%	(0.48)%	— %‡‡	(0.35)%		(0.07)%
Portfolio turnover rate^	90%	103%	92%	110%		164%

	Year Ended December 31,
Class IB	2014	2013	2012	2011		2010
Net asset value, beginning of year	$12.02	$11.04	$9.48	$10.28		$9.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05)	(0.05)	— #	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments	0.52	4.26	1.93	(0.56)		1.58

Total from investment operations	0.47	4.21	1.93	(0.62)		1.56

Less distributions:
Dividends from net investment income	—	—	— #	—		—	#
Distributions from net realized gains	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Total dividends and distributions	(1.40)	(3.23)	(0.37)	(0.18)		(0.28)

Net asset value, end of year	$11.09	$12.02	$11.04	$9.48		$10.28

Total return	3.83%	39.07%	20.41%	(5.92)%		17.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$415,372	$397,390	$872,656	$678,530		$558,097
Ratio of expenses to average net assets:
After fees paid indirectly	1.04%	1.03%	1.02%	1.01	%(c)	0.96	%(c)
Before fees paid indirectly	1.04%	1.04%	1.03%	1.03%		1.03%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.38)%	(0.39)%	0.01%	(0.57)%		(0.24)%
Before fees paid indirectly	(0.38)%	(0.39)%	— %‡‡	(0.60)%		(0.32)%
Portfolio turnover rate^	90%	103%	92%	110%		164%

See Notes to Financial Statements.

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EQ/WELLS FARGO OMEGA GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class K	2014	2013
Net asset value, beginning of period	$12.33	$11.23	$11.26

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.02)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	0.53	4.36	0.21

Total from investment operations	0.51	4.33	0.26

Less distributions:
Dividends from net investment income	—	—	(0.03)
Distributions from net realized gains	(1.40)	(3.23)	(0.26)

Total dividends and distributions	(1.40)	(3.23)	(0.29)

Net asset value, end of period	$11.44	$12.33	$11.23

Total return (b)	4.06%	39.51%	2.35%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,995	$8,250	$1,427
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.79%	0.78%	0.79%
Before fees paid indirectly (a)	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	(0.13)%	(0.23)%	1.32%
Before fees paid indirectly (a)	(0.13)%	(0.25)%	1.32%
Portfolio turnover rate^	90%	103%	92%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1177

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investment LLC

➢	Marsico Capital Management, LLC

➢	Scotia Institutional Asset Management US, Ltd.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	10.66%	13.93%	6.07%
Portfolio – Class IB Shares	10.68	13.81	5.89
Portfolio – Class K Shares***	10.94	N/A	19.24
Russell 3000® Growth Index	12.44	15.89	8.50
VMI – LCG 3000†	13.09	15.00	9.93

†    In 2014, VMI-LCG 3000 was removed as a benchmark index against which the Portfolio measures its performance. The Investment Manager believes that the VMI-LGC 3000 does not reflect the Portfolio’s current investment objectives and strategies.

***  Date of inception 8/26/11.

Returnsfor periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.68% for the year ended December 31, 2014. The Portfolio’s benchmark, the Russell 3000® Growth Index, returned 12.44% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	From a sector allocation standpoint, the Portfolio benefitted from having an overweight allocation to the Health Care sector, as Health Care was the strongest-performing sector of the benchmark

•	Stock selection in the Health Care sector also contributed to performance. Investments in Illumina, Inc., Forest Labs and UnitedHealth Group were particularly beneficial.

•	Other individual contributors of note during the period included overweights in Facebook Inc. and Palo Alto Networks and an underweight in IBM.

What hurt performance during the year:

•	Stock selection in the Information Technology sector was the leading detractor from relative performance for the year.

•	Within the Information Technology sector, relative underweights in Apple Inc. and Microsoft were detrimental to performance, as well as relative overweights in Pandora Media and Splunk Inc.

•

The Portfolio’s Consumer Discretionary stock selection weighed on relative performance, hampered by an overweight position in Wynn Resorts, which lagged as concerns of decelerating VIP gambling traffic in Macau weighed on the stock.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	27.1%
Health Care	21.7
Consumer Discretionary	19.9
Industrials	10.5
Consumer Staples	6.0
Financials	4.8
Energy	4.1
Materials	3.8
Telecommunication Services	1.0
Utilities	0.1
Cash and Other	1.0

100.0%

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UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,049.15	$5.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class IB
Actual	1,000.00	1,049.07	5.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.10
Class K
Actual	1,000.00	1,050.53	3.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (19.9%)
Auto Components (0.5%)
BorgWarner, Inc.	12,240	$672,588
Dana Holding Corp.	6,468	140,614
Delphi Automotive plc	47,070	3,422,930
Drew Industries, Inc.*	924	47,189
Gentex Corp.	5,200	187,876
Gentherm, Inc.*	1,188	43,505
Goodyear Tire & Rubber Co.	13,590	388,266
Johnson Controls, Inc.	8,700	420,558
Lear Corp.	3,200	313,856
Tenneco, Inc.*	2,838	160,659

		5,798,041

Automobiles (0.9%)
Harley-Davidson, Inc.	10,691	704,644
Tesla Motors, Inc.*	38,601	8,585,248
Thor Industries, Inc.	2,700	150,849

		9,440,741

Distributors (0.1%)
Genuine Parts Co.	7,193	766,558
LKQ Corp.*	15,863	446,068
Pool Corp.	2,112	133,985

		1,346,611

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	4,100	192,741
Grand Canyon Education, Inc.*	1,320	61,591
H&R Block, Inc.	12,011	404,530
K12, Inc.*	1,450	17,212
Service Corp. International	7,325	166,278
Weight Watchers International, Inc.*	1,299	32,267

		874,619

Hotels, Restaurants & Leisure (4.2%)
Bloomin’ Brands, Inc.*	6,400	158,464
Brinker International, Inc.	3,498	205,298
Buffalo Wild Wings, Inc.*	1,100	198,418
Caesars Entertainment Corp.*	6,600	103,554
Cheesecake Factory, Inc.	3,400	171,054
Chipotle Mexican Grill, Inc.*	9,602	6,572,665
Choice Hotels International, Inc.	2,332	130,639
Cracker Barrel Old Country Store, Inc.	1,600	225,216
Denny’s Corp.*	5,082	52,395
DineEquity, Inc.	1,452	150,485
Domino’s Pizza, Inc.	2,508	236,178
Dunkin’ Brands Group, Inc.	5,362	228,689
Hilton Worldwide Holdings, Inc.*	43,455	1,133,741
Interval Leisure Group, Inc.	2,371	49,530
Las Vegas Sands Corp.	19,537	1,136,272
Marriott International, Inc., Class A	10,854	846,938
McDonald’s Corp.	46,744	4,379,913
MGM Resorts International*	75,079	1,605,189
	Number of Shares	Value (Note 1)

Norwegian Cruise Line Holdings Ltd.*	4,000	$187,040
Panera Bread Co., Class A*	1,452	253,810
Pinnacle Entertainment, Inc.*	2,068	46,013
Popeyes Louisiana Kitchen, Inc.*	726	40,852
Restaurant Brands International LP*	57	2,167
Restaurant Brands International, Inc.*	10,085	393,702
Scientific Games Corp., Class A*	5,016	63,854
SeaWorld Entertainment, Inc.	5,000	89,500
Sonic Corp.	4,554	124,005
Starbucks Corp.	122,195	10,026,100
Starwood Hotels & Resorts Worldwide, Inc.	63,474	5,145,837
Texas Roadhouse, Inc.	4,158	140,374
Vail Resorts, Inc.	900	82,017
Wyndham Worldwide Corp.	6,732	577,336
Wynn Resorts Ltd.	45,408	6,754,894
Yum! Brands, Inc.	42,162	3,071,502
Zoe’s Kitchen, Inc.*	94,100	2,814,531

		47,398,172

Household Durables (0.1%)
Harman International Industries, Inc.	3,400	362,814
iRobot Corp.*	990	34,373
Jarden Corp.*	4,143	198,367
Newell Rubbermaid, Inc.	7,391	281,523
NVR, Inc.*	198	252,515
Tempur Sealy International, Inc.*	3,100	170,221
Whirlpool Corp.	990	191,803

		1,491,616

Internet & Catalog Retail (2.6%)
Amazon.com, Inc.*	31,885	9,895,510
Ctrip.com International Ltd. (ADR)*	12,400	564,200
Expedia, Inc.	47,746	4,075,599
Groupon, Inc.*	18,545	153,182
HomeAway, Inc.*	3,800	113,164
Liberty Interactive Corp.*	62,614	1,842,104
Liberty TripAdvisor Holdings, Inc.*	9,310	250,439
Liberty Ventures*	18,211	686,919
Netflix, Inc.*	4,950	1,690,969
Nutrisystem, Inc.	1,650	32,257
Priceline Group, Inc.*	8,067	9,198,074
TripAdvisor, Inc.*	4,944	369,119
Vipshop Holdings Ltd. (ADR)*	29,100	568,614
zulily, Inc., Class A*	2,600	60,840

		29,500,990

Leisure Products (0.1%)
Brunswick Corp.	3,800	194,788
Hasbro, Inc.	4,339	238,602
Mattel, Inc.	6,100	188,764
Polaris Industries, Inc.	3,208	485,178

		1,107,332

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Media (5.9%)
AMC Networks, Inc., Class A*	26,078	$1,662,994
Cablevision Systems Corp. – New York Group, Class A	132,166	2,727,906
CBS Corp. (Non-Voting), Class B	40,680	2,251,231
Charter Communications, Inc., Class A*	3,906	650,818
Cinemark Holdings, Inc.	5,280	187,862
Clear Channel Outdoor Holdings, Inc., Class A	17,800	188,502
Comcast Corp., Class A	374,854	21,696,530
DIRECTV*	39,283	3,405,836
Discovery Communications, Inc., Class A*	22,223	765,582
Discovery Communications, Inc., Class C*	22,223	749,360
DISH Network Corp., Class A*	9,239	673,431
Global Sources Ltd.*	616	3,918
Interpublic Group of Cos., Inc.	20,877	433,615
Liberty Broadband Corp.*	9,856	491,913
Liberty Global plc*	16,096	792,849
Liberty Media Corp.*	39,426	1,384,247
Loral Space & Communications, Inc.*	698	54,940
Madison Square Garden Co., Class A*	26,011	1,957,588
Morningstar, Inc.	2,000	129,420
Omnicom Group, Inc.	12,926	1,001,377
Scripps Networks Interactive, Inc., Class A	4,861	365,887
Sirius XM Holdings, Inc.*	136,011	476,039
Starz, Class A*	16,290	483,813
Time Warner Cable, Inc.	13,469	2,048,096
Twenty-First Century Fox, Inc., Class A	121,591	4,669,702
Viacom, Inc., Class B	32,912	2,476,628
Walt Disney Co.	149,470	14,078,579
World Wrestling Entertainment, Inc., Class A	27,058	333,896

		66,142,559

Multiline Retail (0.5%)
Dollar General Corp.*	11,653	823,867
Dollar Tree, Inc.*	39,053	2,748,550
Family Dollar Stores, Inc.	5,744	454,982
Macy’s, Inc.	14,833	975,270
Nordstrom, Inc.	7,374	585,422
Target Corp.	3,140	238,357

		5,826,448

Specialty Retail (2.9%)
Abercrombie & Fitch Co., Class A	2,508	71,829
Advance Auto Parts, Inc.	3,366	536,136
America’s Car-Mart, Inc.*	194	10,356
AutoNation, Inc.*	3,102	187,392
AutoZone, Inc.*	1,791	1,108,826
Bed Bath & Beyond, Inc.*	4,261	324,560
Buckle, Inc.	1,914	100,523
Cabela’s, Inc.*	2,112	111,324
CarMax, Inc.*	20,199	1,344,849
	Number of Shares	Value (Note 1)

Cato Corp., Class A	1,720	$72,550
Chico’s FAS, Inc.	9,900	160,479
Gap, Inc.	13,991	589,161
GNC Holdings, Inc., Class A	3,432	161,167
Home Depot, Inc.	77,016	8,084,370
L Brands, Inc.	4,277	370,174
Lowe’s Cos., Inc.	75,557	5,198,322
Lumber Liquidators Holdings, Inc.*	1,320	87,529
O’Reilly Automotive, Inc.*	5,496	1,058,640
Penske Automotive Group, Inc.	3,600	176,652
PetSmart, Inc.	5,016	407,776
Ross Stores, Inc.	11,087	1,045,061
Sally Beauty Holdings, Inc.*	5,700	175,218
Signet Jewelers Ltd.	2,700	355,239
Tiffany & Co.	4,909	524,576
TJX Cos., Inc.	33,443	2,293,521
Tractor Supply Co.	23,920	1,885,374
Ulta Salon Cosmetics & Fragrance, Inc.*	43,204	5,523,199
Williams-Sonoma, Inc.	4,290	324,667
Zumiez, Inc.*	1,056	40,793

		32,330,263

Textiles, Apparel & Luxury Goods (2.0%)
Carter’s, Inc.	2,244	195,924
Coach, Inc.	14,264	535,756
Deckers Outdoor Corp.*	1,848	168,242
Fossil Group, Inc.*	2,838	314,280
G-III Apparel Group Ltd.*	462	46,667
Hanesbrands, Inc.	10,712	1,195,673
Kate Spade & Co.*	6,200	198,462
Michael Kors Holdings Ltd.*	15,609	1,172,236
NIKE, Inc., Class B	79,731	7,666,136
Oxford Industries, Inc.	858	47,370
PVH Corp.	2,970	380,665
Ralph Lauren Corp.	2,949	546,037
Steven Madden Ltd.*	3,294	104,848
Under Armour, Inc., Class A*	95,664	6,495,585
VF Corp.	37,396	2,800,960
Wolverine World Wide, Inc.	5,800	170,926

		22,039,767

Total Consumer Discretionary		223,297,159

Consumer Staples (6.0%)
Beverages (2.2%)
Boston Beer Co., Inc., Class A*	700	202,678
Brown-Forman Corp., Class B	7,534	661,787
Coca-Cola Co.	187,654	7,922,752
Coca-Cola Enterprises, Inc.	12,101	535,106
Constellation Brands, Inc., Class A*	24,232	2,378,855
Dr. Pepper Snapple Group, Inc.	10,427	747,407
Monster Beverage Corp.*	50,991	5,524,875
PepsiCo, Inc.	71,218	6,734,374

		24,707,834

Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	35,740	5,066,145
CVS Health Corp.	8,204	790,127

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Kroger Co.	25,936	$1,665,351
PriceSmart, Inc.	1,500	136,830
Rite Aid Corp.*	31,000	233,120
Sprouts Farmers Market, Inc.*	4,300	146,114
Sysco Corp.	9,066	359,830
United Natural Foods, Inc.*	2,244	173,517
Walgreens Boots Alliance, Inc.	35,646	2,716,225
Wal-Mart Stores, Inc.	7,990	686,181
Whole Foods Market, Inc.	7,879	397,259

		12,370,699

Food Products (0.9%)
Campbell Soup Co.	7,160	315,040
Flowers Foods, Inc.	7,573	145,326
General Mills, Inc.	28,994	1,546,250
Hain Celestial Group, Inc.*	3,828	223,134
Hershey Co.	25,476	2,647,721
Hormel Foods Corp.	5,940	309,474
Kellogg Co.	10,759	704,069
Keurig Green Mountain, Inc.	7,440	985,019
Kraft Foods Group, Inc.	29,710	1,861,629
Lancaster Colony Corp.	1,700	159,188
McCormick & Co., Inc. (Non-Voting)	6,104	453,527
Mead Johnson Nutrition Co.	9,437	948,796
Tyson Foods, Inc., Class A	4,500	180,405
WhiteWave Foods Co.*	8,471	296,400

		10,775,978

Household Products (0.6%)
Church & Dwight Co., Inc.	6,138	483,736
Clorox Co.	4,884	508,962
Colgate-Palmolive Co.	40,342	2,791,263
Kimberly-Clark Corp.	16,041	1,853,377
Procter & Gamble Co.	7,600	692,284

		6,329,622

Personal Products (0.3%)
Estee Lauder Cos., Inc., Class A	44,162	3,365,144

Tobacco (0.9%)
Altria Group, Inc.	89,325	4,401,043
Lorillard, Inc.	18,017	1,133,990
Philip Morris International, Inc.	43,615	3,552,441
Reynolds American, Inc.	10,559	678,627

		9,766,101

Total Consumer Staples		67,315,378

Energy (4.1%)
Energy Equipment & Services (1.7%)
Baker Hughes, Inc.	2,600	145,782
Cameron International Corp.*	6,355	317,432
CARBO Ceramics, Inc.	924	37,006
Core Laboratories N.V.	16,700	2,009,678
Dresser-Rand Group, Inc.*	4,620	377,916
Dril-Quip, Inc.*	1,584	121,540
FMC Technologies, Inc.*	11,285	528,589
Frank’s International N.V.	1,100	18,293
Halliburton Co.	73,908	2,906,802
Helmerich & Payne, Inc.	3,200	215,744
Nabors Industries Ltd.	5,900	76,582
National Oilwell Varco, Inc.	47,949	3,142,098
	Number of Shares	Value (Note 1)

Oceaneering International, Inc.	5,082	$298,873
Patterson-UTI Energy, Inc.	4,800	79,632
RPC, Inc.	6,400	83,456
Schlumberger Ltd.	62,522	5,340,004
Seadrill Ltd.	5,141	61,384
Superior Energy Services, Inc.	4,500	90,675
Weatherford International plc*	234,997	2,690,716

		18,542,202

Oil, Gas & Consumable Fuels (2.4%)
Anadarko Petroleum Corp.	68,831	5,678,558
Apco Oil and Gas International, Inc.*	792	11,112
Cabot Oil & Gas Corp.	19,534	578,402
Cheniere Energy, Inc.*	12,035	847,264
Cimarex Energy Co.	1,100	116,600
Cobalt International Energy, Inc.*	15,753	140,044
Concho Resources, Inc.*	5,016	500,346
Continental Resources, Inc.*	3,960	151,906
Diamondback Energy, Inc.*	1,900	113,582
EOG Resources, Inc.	26,970	2,483,128
EQT Corp.	19,372	1,466,460
FX Energy, Inc.*	278	431
Gulfport Energy Corp.*	3,476	145,088
Isramco, Inc.*	32	4,416
Kinder Morgan, Inc.	17,763	751,553
Marathon Petroleum Corp.	9,200	830,392
Newfield Exploration Co.*	25,000	678,000
Noble Energy, Inc.	12,700	602,361
Oasis Petroleum, Inc.*	4,158	68,773
ONEOK, Inc.	5,435	270,609
Panhandle Oil and Gas, Inc., Class A	792	18,438
Phillips 66	11,400	817,380
Pioneer Natural Resources Co.	18,264	2,718,596
QEP Resources, Inc.	5,600	113,232
Range Resources Corp.	33,105	1,769,462
SemGroup Corp., Class A	2,100	143,619
SM Energy Co.	2,442	94,212
Southwestern Energy Co.*	17,567	479,403
Suncor Energy, Inc.	40,849	1,298,181
Targa Resources Corp.	1,700	180,285
Teekay Corp.	2,600	132,314
Tesoro Corp.	2,800	208,180
Valero Energy Corp.	42,685	2,112,907
Whiting Petroleum Corp.*	4,645	153,282
Williams Cos., Inc.	36,829	1,655,095
World Fuel Services Corp.	806	37,826

		27,371,437

Total Energy		45,913,639

Financials (4.8%)
Banks (0.6%)
Citigroup, Inc.	29,670	1,605,444
Investors Bancorp, Inc.	14,790	166,018
JPMorgan Chase & Co.	68,634	4,295,116
Signature Bank/New York*	1,914	241,087
SVB Financial Group*	1,400	162,498

		6,470,163

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Capital Markets (1.5%)
Affiliated Managers Group, Inc.*	2,442	$518,290
Ameriprise Financial, Inc.	2,838	375,325
Artisan Partners Asset Management, Inc., Class A	2,600	131,378
BGC Partners, Inc., Class A	990	9,059
BlackRock, Inc.	2,329	832,757
Charles Schwab Corp.	125,301	3,782,837
Cohen & Steers, Inc.	528	22,218
Diamond Hill Investment Group, Inc.	132	18,221
Eaton Vance Corp.	6,607	270,425
Franklin Resources, Inc.	15,987	885,200
GAMCO Investors, Inc., Class A	132	11,740
Greenhill & Co., Inc.	1,584	69,062
Invesco Ltd.	4,300	169,936
Lazard Ltd., Class A	6,454	322,894
Legg Mason, Inc.	3,200	170,784
LPL Financial Holdings, Inc.	4,300	191,565
Morgan Stanley	58,072	2,253,194
Pzena Investment Management, Inc., Class A	330	3,122
SEI Investments Co.	7,193	288,008
State Street Corp.	38,522	3,023,977
T. Rowe Price Group, Inc.	12,144	1,042,684
TD Ameritrade Holding Corp.	64,314	2,301,155
Waddell & Reed Financial, Inc., Class A	4,950	246,609
Westwood Holdings Group, Inc.	264	16,320

		16,956,760

Consumer Finance (0.7%)
Ally Financial, Inc.*	11,900	281,078
American Express Co.	81,934	7,623,139
Credit Acceptance Corp.*	1,100	150,051
Santander Consumer USA Holdings, Inc.	8,400	164,724
SLM Corp.	100	1,019

		8,220,011

Diversified Financial Services (0.4%)
CBOE Holdings, Inc.	3,828	242,772
Intercontinental Exchange, Inc.	5,896	1,292,934
Leucadia National Corp.	4,752	106,540
McGraw Hill Financial, Inc.	13,399	1,192,243
Moody’s Corp.	9,697	929,069
MSCI, Inc.	1,269	60,201

		3,823,759

Insurance (0.3%)
American Financial Group, Inc./Ohio	2,442	148,278
AmTrust Financial Services, Inc.	3,800	213,750
Aon plc	11,959	1,134,072
Arthur J. Gallagher & Co.	7,378	347,356
Brown & Brown, Inc.	3,894	128,152
Erie Indemnity Co., Class A	1,452	131,798
Marsh & McLennan Cos., Inc.	18,401	1,053,273
Reinsurance Group of America, Inc.	2,100	184,002

		3,340,681

	Number of Shares	Value (Note 1)

Real Estate Investment Trusts (REITs) (1.0%)
Alexander’s, Inc. (REIT)	66	$28,854
American Tower Corp. (REIT)	18,867	1,865,003
Apartment Investment & Management Co. (REIT), Class A	4,356	161,825
Boston Properties, Inc. (REIT)	1,188	152,884
CareTrust REIT, Inc. (REIT)	1,598	19,703
Columbia Property Trust, Inc. (REIT)	6,100	154,635
Crown Castle International Corp. (REIT)	16,732	1,316,808
DuPont Fabros Technology, Inc. (REIT)	396	13,163
Equity LifeStyle Properties, Inc. (REIT)	2,508	129,287
Extra Space Storage, Inc. (REIT)	5,700	334,248
Federal Realty Investment Trust (REIT)	1,980	264,251
Health Care REIT, Inc. (REIT)	8,000	605,360
Iron Mountain, Inc. (REIT)	7,622	294,667
Lamar Advertising Co. (REIT), Class A	3,498	187,633
Omega Healthcare Investors, Inc. (REIT)	4,884	190,818
Plum Creek Timber Co., Inc. (REIT)	7,457	319,085
Potlatch Corp. (REIT)	1,273	53,300
PS Business Parks, Inc. (REIT)	264	20,999
Public Storage (REIT)	6,619	1,223,522
Rayonier, Inc. (REIT)	5,742	160,431
Saul Centers, Inc. (REIT)	330	18,873
Simon Property Group, Inc. (REIT)	11,562	2,105,556
Tanger Factory Outlet Centers, Inc. (REIT)	3,350	123,816
Taubman Centers, Inc. (REIT)	2,886	220,548
Universal Health Realty Income Trust (REIT)	594	28,583
Ventas, Inc. (REIT)	5,874	421,166
Vornado Realty Trust (REIT)	1,584	186,453
Weyerhaeuser Co. (REIT)	5,020	180,168

		10,781,639

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	15,569	533,238
Howard Hughes Corp.*	1,000	130,420
Jones Lang LaSalle, Inc.	1,300	194,909
Realogy Holdings Corp.*	4,752	211,417

		1,069,984

Thrifts & Mortgage Finance (0.2%)
Astoria Financial Corp.	84,832	1,133,356
MGIC Investment Corp.*	18,300	170,556
Nationstar Mortgage Holdings, Inc.*	4,800	135,312
New York Community Bancorp, Inc.	74,245	1,187,920
Ocwen Financial Corp.*	4,554	68,765

		2,695,909

Total Financials		53,358,906

See Notes to Financial Statements.

1183

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Health Care (21.7%)
Biotechnology (10.2%)
ACADIA Pharmaceuticals, Inc.*	5,700	$180,975
Agios Pharmaceuticals, Inc.*	1,100	123,244
Alexion Pharmaceuticals, Inc.*	55,353	10,241,966
Alkermes plc*	5,610	328,522
Alnylam Pharmaceuticals, Inc.*	2,838	275,286
AMAG Pharmaceuticals, Inc.*	1,320	56,258
Amgen, Inc.	79,801	12,711,501
Arena Pharmaceuticals, Inc.*	5,008	17,378
ARIAD Pharmaceuticals, Inc.*	7,655	52,590
Biogen Idec, Inc.*	71,638	24,317,519
BioMarin Pharmaceutical, Inc.*	6,138	554,875
Celgene Corp.*	181,855	20,342,300
Cepheid, Inc.*	3,036	164,369
Clovis Oncology, Inc.*	1,900	106,400
Cubist Pharmaceuticals, Inc.*	2,904	292,288
Cytori Therapeutics, Inc.*	1,122	548
Dyax Corp.*	2,970	41,758
Emergent Biosolutions, Inc.*	1,518	41,335
Exelixis, Inc.*	8,381	12,069
Genomic Health, Inc.*	726	23,210
Gilead Sciences, Inc.*	161,017	15,177,462
Halozyme Therapeutics, Inc.*	5,610	54,136
ImmunoGen, Inc.*	13,711	83,637
Immunomedics, Inc.*	3,498	16,790
Incyte Corp.*	7,092	518,496
Intercept Pharmaceuticals, Inc.*	400	62,400
Intrexon Corp.*	5,300	145,909
Ironwood Pharmaceuticals, Inc.*	10,700	163,924
Isis Pharmaceuticals, Inc.*	26,107	1,611,846
Lexicon Pharmaceuticals, Inc.*	1,254	1,141
Ligand Pharmaceuticals, Inc.*	913	48,581
MannKind Corp.*	15,300	79,790
Medivation, Inc.*	49,688	4,949,422
Momenta Pharmaceuticals, Inc.*	2,970	35,759
Neurocrine Biosciences, Inc.*	2,046	45,708
Novavax, Inc.*	3,102	18,395
NPS Pharmaceuticals, Inc.*	2,508	89,711
OPKO Health, Inc.*	19,174	191,548
Orexigen Therapeutics, Inc.*	1,056	6,399
Osiris Therapeutics, Inc.*	792	12,664
PDL BioPharma, Inc.	9,503	73,268
Pharmacyclics, Inc.*	27,308	3,338,676
Progenics Pharmaceuticals, Inc.*	1,452	10,977
ProQR Therapeutics N.V.*	2,900	62,843
Puma Biotechnology, Inc.*	1,300	246,051
Regeneron Pharmaceuticals, Inc.*	14,032	5,756,628
Sangamo BioSciences, Inc.*	1,980	30,116
Seattle Genetics, Inc.*	6,336	203,576
Synageva BioPharma Corp.*	1,600	148,464
Synta Pharmaceuticals Corp.*	924	2,449
United Therapeutics Corp.*	2,734	354,026
Vanda Pharmaceuticals, Inc.*	1,725	24,702
Vertex Pharmaceuticals, Inc.*	93,556	11,114,453

		114,564,338

Health Care Equipment & Supplies (1.7%)
Abaxis, Inc.	1,782	101,271
	Number of Shares	Value (Note 1)

ABIOMED, Inc.*	1,848	$70,335
Accuray, Inc.*	2,250	16,988
Align Technology, Inc.*	4,620	258,304
Atrion Corp.	66	22,441
Baxter International, Inc.	27,098	1,986,012
Becton, Dickinson and Co.	9,728	1,353,748
Boston Scientific Corp.*	12,800	169,600
C.R. Bard, Inc.	3,995	665,647
Cooper Cos., Inc.	14,875	2,411,089
Covidien plc	28,389	2,903,627
Cyberonics, Inc.*	2,310	128,621
DENTSPLY International, Inc.	2,772	147,664
DexCom, Inc.*	4,000	220,200
Edwards Lifesciences Corp.*	5,211	663,777
Endologix, Inc.*	3,894	59,539
Globus Medical, Inc., Class A*	6,100	144,997
Haemonetics Corp.*	4,300	160,906
Halyard Health, Inc.*	2,005	91,167
HeartWare International, Inc.*	528	38,771
Hill-Rom Holdings, Inc.	3,400	155,108
Hologic, Inc.*	5,940	158,836
IDEXX Laboratories, Inc.*	3,300	489,291
Insulet Corp.*	2,376	109,439
Intuitive Surgical, Inc.*	6,209	3,284,188
Natus Medical, Inc.*	1,452	52,330
Neogen Corp.*	1,782	88,369
NuVasive, Inc.*	4,200	198,072
Quidel Corp.*	1,518	43,901
ResMed, Inc.	8,579	480,939
Spectranetics Corp.*	1,716	59,339
St. Jude Medical, Inc.	7,993	519,785
STERIS Corp.	2,800	181,580
Stryker Corp.	9,642	909,530
Thoratec Corp.*	3,102	100,691
Varian Medical Systems, Inc.*	5,486	474,594
Volcano Corp.*	1,650	29,502
West Pharmaceutical Services, Inc.	2,300	122,452
Wright Medical Group, Inc.*	5,472	147,033
Zimmer Holdings, Inc.	1,650	187,143

		19,406,826

Health Care Providers & Services (3.1%)
Acadia Healthcare Co., Inc.*	3,400	208,114
Aetna, Inc.	4,422	392,806
Air Methods Corp.*	1,782	78,462
AmerisourceBergen Corp.	11,681	1,053,159
Bio-Reference Laboratories, Inc.*	1,188	38,170
Brookdale Senior Living, Inc.*	7,891	289,363
Cardinal Health, Inc.	25,570	2,064,266
Catamaran Corp.*	9,478	490,487
Centene Corp.*	2,376	246,748
Cigna Corp.	1,716	176,594
CorVel Corp.*	924	34,391
DaVita HealthCare Partners, Inc.*	3,016	228,432
Express Scripts Holding Co.*	31,685	2,682,769
HCA Holdings, Inc.*	68,765	5,046,663
HealthSouth Corp.	4,092	157,378
Henry Schein, Inc.*	3,839	522,680
Humana, Inc.	7,600	1,091,588

See Notes to Financial Statements.

1184

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

IPC The Hospitalist Co., Inc.*	1,001	$45,936
Laboratory Corp. of America Holdings*	1,671	180,301
McKesson Corp.	28,295	5,873,476
MEDNAX, Inc.*	2,904	191,983
Molina Healthcare, Inc.*	3,600	192,708
MWI Veterinary Supply, Inc.*	924	156,997
National Research Corp., Class A	198	2,770
Premier, Inc., Class A*	4,700	157,591
Providence Service Corp.*	528	19,240
Select Medical Holdings Corp.	7,500	108,000
Team Health Holdings, Inc.*	3,036	174,661
Tenet Healthcare Corp.*	5,197	263,332
U.S. Physical Therapy, Inc.	260	10,910
UnitedHealth Group, Inc.	122,825	12,416,379
WellCare Health Plans, Inc.*	2,100	172,326

		34,768,680

Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc.*	10,400	132,808
athenahealth, Inc.*	1,606	233,994
Cerner Corp.*	14,811	957,679
Computer Programs & Systems, Inc.	858	52,124
HMS Holdings Corp.*	3,960	83,714
IMS Health Holdings, Inc.*	3,800	97,432
MedAssets, Inc.*	3,145	62,145
Medidata Solutions, Inc.*	2,300	109,825
Omnicell, Inc.*	1,650	54,648
Quality Systems, Inc.	2,508	39,100
Veeva Systems, Inc., Class A*	57,680	1,523,329

		3,346,798

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	2,723	111,480
Bio-Techne Corp.	712	65,789
Bruker Corp.*	7,325	143,717
Covance, Inc.*	3,624	376,316
Illumina, Inc.*	39,333	7,260,085
Luminex Corp.*	3,300	61,908
Mettler-Toledo International, Inc.*	1,320	399,247
PAREXEL International Corp.*	2,508	139,344
PerkinElmer, Inc.	3,500	153,055
Quintiles Transnational Holdings, Inc.*	2,706	159,302
Sequenom, Inc.*	3,234	11,966
Thermo Fisher Scientific, Inc.	19,538	2,447,916
Waters Corp.*	4,290	483,569

		11,813,694

Pharmaceuticals (5.3%)
AbbVie, Inc.	124,333	8,136,351
Actavis plc*	64,987	16,728,304
Allergan, Inc.	22,618	4,808,361
Bristol-Myers Squibb Co.	29,164	1,721,551
Depomed, Inc.*	2,706	43,594
Eli Lilly & Co.	17,000	1,172,830
Endo International plc*	33,148	2,390,634
	Number of Shares	Value (Note 1)

Impax Laboratories, Inc.*	5,300	$167,904
Jazz Pharmaceuticals plc*	16,040	2,626,229
Johnson & Johnson	21,957	2,296,043
Mallinckrodt plc*	7,075	700,637
Medicines Co.*	2,772	76,701
Merck & Co., Inc.	20,200	1,147,158
Mylan, Inc.*	18,654	1,051,526
Nektar Therapeutics*	11,200	173,600
Pacira Pharmaceuticals, Inc.*	31,860	2,824,707
Perrigo Co. plc	1,449	242,215
Salix Pharmaceuticals Ltd.*	2,706	311,028
SciClone Pharmaceuticals, Inc.*	3,828	33,533
Shire plc (ADR)	10,145	2,156,218
Sucampo Pharmaceuticals, Inc., Class A*	462	6,597
Teva Pharmaceutical Industries Ltd. (ADR)	66,081	3,800,318
Theravance Biopharma, Inc.*	980	14,622
Theravance, Inc.	3,432	48,563
Valeant Pharmaceuticals International, Inc.*	35,833	5,128,061
VIVUS, Inc.*	5,544	15,967
XenoPort, Inc.*	2,310	20,259
Zoetis, Inc.	25,047	1,077,772

		58,921,283

Total Health Care		242,821,619

Industrials (10.5%)
Aerospace & Defense (2.7%)
B/E Aerospace, Inc.*	5,190	301,124
Boeing Co.	62,302	8,098,014
GenCorp, Inc.*	3,036	55,559
General Dynamics Corp.	19,934	2,743,317
HEICO Corp.	3,093	186,817
Hexcel Corp.*	4,620	191,684
Honeywell International, Inc.	37,426	3,739,606
Huntington Ingalls Industries, Inc.	2,244	252,360
KLX, Inc.*	2,595	107,044
L-3 Communications Holdings, Inc.	18,822	2,375,524
Lockheed Martin Corp.	13,030	2,509,187
Moog, Inc., Class A*	500	37,015
Precision Castparts Corp.	25,044	6,032,599
Rockwell Collins, Inc.	5,338	450,954
Spirit AeroSystems Holdings, Inc., Class A*	5,500	236,720
TASER International, Inc.*	3,366	89,132
Teledyne Technologies, Inc.*	860	88,356
Textron, Inc.	39,330	1,656,186
TransDigm Group, Inc.	2,291	449,838
Triumph Group, Inc.	1,518	102,040
United Technologies Corp.	5,064	582,360

		30,285,436

Air Freight & Logistics (0.6%)
C.H. Robinson Worldwide, Inc.	7,729	578,825
Expeditors International of Washington, Inc.	9,954	444,048
FedEx Corp.	12,406	2,154,426
Hub Group, Inc., Class A*	1,254	47,752

See Notes to Financial Statements.

1185

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

United Parcel Service, Inc., Class B	34,539	$3,839,701

		7,064,752

Airlines (1.0%)
Alaska Air Group, Inc.	6,204	370,751
Allegiant Travel Co.	934	140,408
American Airlines Group, Inc.	94,500	5,068,035
Copa Holdings S.A., Class A	1,452	150,486
Southwest Airlines Co.	30,400	1,286,528
Spirit Airlines, Inc.*	2,600	196,508
United Continental Holdings, Inc.*	51,381	3,436,875

		10,649,591

Building Products (0.1%)
A.O. Smith Corp.	3,168	178,707
AAON, Inc.	2,449	54,833
Allegion plc	4,745	263,158
Fortune Brands Home & Security, Inc.	100	4,527
Lennox International, Inc.	2,244	213,337
Masco Corp.	16,812	423,662
Trex Co., Inc.*	2,508	106,791
USG Corp.*	5,096	142,637

		1,387,652

Commercial Services & Supplies (0.6%)
ADT Corp.	25,110	909,735
Cintas Corp.	2,772	217,436
Clean Harbors, Inc.*	2,244	107,824
Copart, Inc.*	7,615	277,871
Deluxe Corp.	2,310	143,798
Healthcare Services Group, Inc.	5,148	159,228
Interface, Inc.	2,838	46,742
KAR Auction Services, Inc.	5,100	176,715
Knoll, Inc.	3,960	83,833
MSA Safety, Inc.	1,495	79,370
Multi-Color Corp.	128	7,094
Pitney Bowes, Inc.	6,300	153,531
R.R. Donnelley & Sons Co.	8,500	142,843
Rollins, Inc.	4,620	152,922
Stericycle, Inc.*	4,818	631,543
Tyco International plc	64,820	2,843,005
U.S. Ecology, Inc.	858	34,423
Waste Management, Inc.	2,970	152,420

		6,320,333

Construction & Engineering (0.1%)
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	4,422	185,636
Fluor Corp.	19,964	1,210,417
MasTec, Inc.*	3,800	85,918

		1,481,971

Electrical Equipment (0.4%)
Acuity Brands, Inc.	1,716	240,360
AMETEK, Inc.	33,007	1,737,158
AZZ, Inc.	1,517	71,178
Emerson Electric Co.	26,894	1,660,167
EnerSys, Inc.	2,200	135,784
Generac Holdings, Inc.*	2,700	126,252
	Number of Shares	Value (Note 1)

Hubbell, Inc., Class B	244	$26,066
Rockwell Automation, Inc.	6,534	726,581
SolarCity Corp.*	2,200	117,656

		4,841,202

Industrial Conglomerates (1.0%)
3M Co.	31,090	5,108,709
Danaher Corp.	67,886	5,818,509
Raven Industries, Inc.	1,716	42,900
Roper Industries, Inc.	2,233	349,129

		11,319,247

Machinery (1.7%)
Allison Transmission Holdings, Inc.	5,412	183,467
Caterpillar, Inc.	21,103	1,931,558
Chart Industries, Inc.*	1,320	45,144
CLARCOR, Inc.	1,517	101,093
Colfax Corp.*	5,162	266,204
Crane Co.	2,046	120,100
Cummins, Inc.	9,086	1,309,929
Deere & Co.	3,937	348,306
Donaldson Co., Inc.	8,711	336,506
Dover Corp.	5,610	402,349
Flowserve Corp.	16,618	994,255
Gorman-Rupp Co.	837	26,885
Graco, Inc.	3,042	243,908
Hillenbrand, Inc.	2,249	77,591
IDEX Corp.	3,696	287,697
Illinois Tool Works, Inc.	16,804	1,591,339
Ingersoll-Rand plc	2,637	167,159
ITT Corp.	4,000	161,840
Lincoln Electric Holdings, Inc.	394	27,222
Lindsay Corp.	660	56,588
Manitowoc Co., Inc.	5,814	128,489
Middleby Corp.*	2,574	255,083
Navistar International Corp.*	4,800	160,704
Nordson Corp.	3,247	253,136
Omega Flex, Inc.	98	3,705
PACCAR, Inc.	36,193	2,461,486
Pall Corp.	28,601	2,894,707
Parker-Hannifin Corp.	3,900	502,905
Pentair plc	10,255	681,137
RBC Bearings, Inc.	1,188	76,662
Rexnord Corp.*	5,500	155,155
Stanley Black & Decker, Inc.	1,518	145,850
Tennant Co.	1,518	109,554
Toro Co.	2,772	176,881
Trinity Industries, Inc.	5,900	165,259
Valmont Industries, Inc.	1,056	134,112
WABCO Holdings, Inc.*	3,036	318,112
Wabtec Corp.	17,634	1,532,218
Woodward, Inc.	3,168	155,961
Xylem, Inc.	6,592	250,957

		19,241,213

Marine (0.0%)
Kirby Corp.*	2,776	224,134

Professional Services (0.5%)
Advisory Board Co.*	1,716	84,050
Corporate Executive Board Co.	2,100	152,313

See Notes to Financial Statements.

1186

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Equifax, Inc.	5,016	$405,644
Exponent, Inc.	1,188	98,010
Huron Consulting Group, Inc.*	1,834	125,427
IHS, Inc., Class A*	3,326	378,765
Insperity, Inc.	1,716	58,155
Nielsen N.V.	40,308	1,802,977
Robert Half International, Inc.	8,719	509,015
Verisk Analytics, Inc., Class A*	17,668	1,131,635
WageWorks, Inc.*	2,500	161,425

		4,907,416

Road & Rail (1.6%)
AMERCO	326	92,669
Avis Budget Group, Inc.*	4,374	290,128
Canadian Pacific Railway Ltd.	32,439	6,250,671
Celadon Group, Inc.	122	2,768
CSX Corp.	36,558	1,324,496
Genesee & Wyoming, Inc., Class A*	1,848	166,172
Hertz Global Holdings, Inc.*	22,111	551,448
J.B. Hunt Transport Services, Inc.	18,897	1,592,072
Kansas City Southern	10,484	1,279,363
Landstar System, Inc.	2,178	157,970
Norfolk Southern Corp.	2,508	274,902
Old Dominion Freight Line, Inc.*	3,139	243,712
Union Pacific Corp.	43,064	5,130,214

		17,356,585

Trading Companies & Distributors (0.2%)
Fastenal Co.	15,052	715,873
Kaman Corp.	1,385	55,525
MRC Global, Inc.*	6,200	93,930
MSC Industrial Direct Co., Inc., Class A	2,442	198,412
NOW, Inc.*	5,890	151,550
United Rentals, Inc.*	4,356	444,356
Veritiv Corp.*	63	3,268
W.W. Grainger, Inc.	2,707	689,987
Watsco, Inc.	1,600	171,200

		2,524,101

Total Industrials		117,603,633

Information Technology (27.1%)
Communications Equipment (1.6%)
ADTRAN, Inc.	2,904	63,307
ARRIS Group, Inc.*	23,664	714,416
Ciena Corp.*	8,772	170,265
CommScope Holding Co., Inc.*	7,300	166,659
F5 Networks, Inc.*	4,488	585,527
Harris Corp.	2,223	159,656
Infinera Corp.*	6,798	100,067
InterDigital, Inc.	2,046	108,233
Ixia*	1,386	15,592
Juniper Networks, Inc.	6,072	135,527
Motorola Solutions, Inc.	2,497	167,499
Palo Alto Networks, Inc.*	65,900	8,077,363
QUALCOMM, Inc.	97,627	7,256,615
Riverbed Technology, Inc.*	7,376	150,544
ShoreTel, Inc.*	1,980	14,553
	Number of Shares	Value (Note 1)

Ubiquiti Networks, Inc.	2,900	$85,956
ViaSat, Inc.*	1,558	98,201

		18,069,980

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	14,994	806,827
Anixter International, Inc.*	1,716	151,797
Avnet, Inc.	3,700	159,174
Badger Meter, Inc.	1,188	70,508
Belden, Inc.	2,200	173,382
Cognex Corp.*	3,802	157,137
Corning, Inc.	15,000	343,950
Daktronics, Inc.	1,782	22,293
Dolby Laboratories, Inc., Class A	11,549	497,993
DTS, Inc.*	924	28,413
FARO Technologies, Inc.*	924	57,916
FEI Co.	2,000	180,700
FLIR Systems, Inc.	4,405	142,326
IPG Photonics Corp.*	2,400	179,808
Keysight Technologies, Inc.*	1,361	45,961
Maxwell Technologies, Inc.*	990	9,029
MTS Systems Corp.	330	24,760
National Instruments Corp.	4,290	133,376
OSI Systems, Inc.*	660	46,708
SYNNEX Corp.	2,200	171,952
TE Connectivity Ltd.	37,873	2,395,467
Trimble Navigation Ltd.*	13,595	360,811
Universal Display Corp.*	1,518	42,125
Zebra Technologies Corp., Class A*	2,500	193,525

		6,395,938

Internet Software & Services (6.6%)
Akamai Technologies, Inc.*	9,912	624,059
Alibaba Group Holding Ltd. (ADR)*	44,188	4,592,901
Baidu, Inc. (ADR)*	8,386	1,911,756
comScore, Inc.*	990	45,966
Constant Contact, Inc.*	1,914	70,244
Cornerstone OnDemand, Inc.*	2,640	92,928
CoStar Group, Inc.*	1,642	301,520
Dealertrack Technologies, Inc.*	3,102	137,450
Demandware, Inc.*	2,100	120,834
eBay, Inc.*	61,815	3,469,058
Equinix, Inc.	2,539	575,667
Facebook, Inc., Class A*	363,149	28,332,885
Google, Inc., Class A*	22,725	12,059,248
Google, Inc., Class C*	22,725	11,962,440
GrubHub, Inc.*	100	3,632
LinkedIn Corp., Class A*	33,356	7,662,207
LivePerson, Inc.*	3,630	51,183
NIC, Inc.	992	17,846
Pandora Media, Inc.*	7,787	138,842
Rackspace Hosting, Inc.*	3,894	182,278
Stamps.com, Inc.*	726	34,841
Twitter, Inc.*	34,500	1,237,515
VeriSign, Inc.*	6,732	383,724
XO Group, Inc.*	1,518	27,643
Yelp, Inc.*	1,800	98,514
Zillow, Inc., Class A*	1,500	158,835

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Zix Corp.*	6,336	$22,810

		74,316,826

IT Services (4.1%)
Accenture plc, Class A	30,044	2,683,230
Alliance Data Systems Corp.*	2,765	790,928
Automatic Data Processing, Inc.	24,287	2,024,807
Booz Allen Hamilton Holding Corp.	6,864	182,102
Broadridge Financial Solutions, Inc.	8,559	395,255
Cardtronics, Inc.*	660	25,463
Cass Information Systems, Inc.	399	21,247
Cognizant Technology Solutions Corp., Class A*	30,134	1,586,856
Computer Sciences Corp.	2,500	157,625
CSG Systems International, Inc.	990	24,819
DST Systems, Inc.	1,600	150,640
ExlService Holdings, Inc.*	792	22,738
Fidelity National Information Services, Inc.	2,706	168,313
Fiserv, Inc.*	13,300	943,901
FleetCor Technologies, Inc.*	4,106	610,603
Forrester Research, Inc.	858	33,771
Gartner, Inc.*	4,732	398,482
Genpact Ltd.*	6,534	123,689
Global Payments, Inc.	4,620	372,973
Hackett Group, Inc.	2,178	19,145
Heartland Payment Systems, Inc.	3,102	167,353
iGATE Corp.*	1,188	46,902
International Business Machines Corp.	44,449	7,131,398
Jack Henry & Associates, Inc.	3,828	237,872
Lionbridge Technologies, Inc.*	6,204	35,673
MasterCard, Inc., Class A	47,460	4,089,154
MAXIMUS, Inc.	3,867	212,066
NeuStar, Inc., Class A*	2,904	80,731
Paychex, Inc.	13,973	645,133
Sabre Corp.	8,100	164,187
Syntel, Inc.*	3,696	166,246
Teradata Corp.*	8,240	359,923
Total System Services, Inc.	6,402	217,412
Vantiv, Inc., Class A*	24,100	817,472
VeriFone Systems, Inc.*	5,500	204,600
Visa, Inc., Class A	75,654	19,836,479
Western Union Co.	31,387	562,141
WEX, Inc.*	1,782	176,275

		45,887,604

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	28,906	77,179
Altera Corp.	4,866	179,750
Amkor Technology, Inc.*	14,600	103,660
Analog Devices, Inc.	5,873	326,069
Applied Materials, Inc.	39,710	989,573
ASML Holding N.V.	43,149	4,652,757
Atmel Corp.*	22,504	188,921
Avago Technologies Ltd.	12,325	1,239,772
Broadcom Corp., Class A	72,593	3,145,455
Cabot Microelectronics Corp.*	140	6,625
Cree, Inc.*	51,560	1,661,263
	Number of Shares	Value (Note 1)

Cypress Semiconductor Corp.*	8,843	$126,278
Exar Corp.*	198	2,020
Freescale Semiconductor Ltd.*	6,900	174,087
Intel Corp.	55,631	2,018,849
KLA-Tencor Corp.	7,500	527,400
Lam Research Corp.	20,740	1,645,512
Linear Technology Corp.	12,633	576,065
Maxim Integrated Products, Inc.	12,860	409,848
Micrel, Inc.	282	4,092
Microchip Technology, Inc.	9,623	434,093
Micron Technology, Inc.*	71,310	2,496,563
Microsemi Corp.*	6,200	175,956
Monolithic Power Systems, Inc.	2,676	133,104
NVE Corp.*	264	18,689
NVIDIA Corp.	8,700	174,435
NXP Semiconductors N.V.*	8,890	679,196
ON Semiconductor Corp.*	18,941	191,872
Power Integrations, Inc.	1,848	95,615
Rambus, Inc.*	5,940	65,875
RF Micro Devices, Inc.*	13,900	230,601
Semtech Corp.*	3,234	89,161
Silicon Laboratories, Inc.*	3,100	147,622
Skyworks Solutions, Inc.	9,895	719,465
SunPower Corp.*	4,900	126,567
Synaptics, Inc.*	1,800	123,912
Teradyne, Inc.	8,400	166,236
Texas Instruments, Inc.	52,081	2,784,511
TriQuint Semiconductor, Inc.*	8,300	228,665
Ultratech, Inc.*	1,254	23,274
Xilinx, Inc.	12,077	522,813

		27,683,400

Software (6.6%)
ACI Worldwide, Inc.*	8,100	163,377
Activision Blizzard, Inc.	16,100	324,415
Adobe Systems, Inc.*	24,570	1,786,239
Advent Software, Inc.	1,848	56,623
American Software, Inc., Class A	192	1,749
ANSYS, Inc.*	2,177	178,514
Aspen Technology, Inc.*	4,026	140,991
Autodesk, Inc.*	33,233	1,995,974
Blackbaud, Inc.	1,300	56,238
Bottomline Technologies de, Inc.*	1,727	43,659
Cadence Design Systems, Inc.*	12,605	239,117
CDK Global, Inc.	8,095	329,952
Citrix Systems, Inc.*	38,667	2,466,955
CommVault Systems, Inc.*	2,046	105,758
Electronic Arts, Inc.*	10,295	484,019
Epiq Systems, Inc.	1,981	33,835
FactSet Research Systems, Inc.	2,376	334,422
FireEye, Inc.*	2,300	72,634
Fortinet, Inc.*	5,610	172,003
Guidewire Software, Inc.*	2,838	143,688
Informatica Corp.*	5,016	191,285
Interactive Intelligence Group, Inc.*	726	34,775
Intuit, Inc.	14,233	1,312,140
Microsoft Corp.#	310,069	14,402,705
NetScout Systems, Inc.*	1,320	48,233
NetSuite, Inc.*	46,900	5,120,073

See Notes to Financial Statements.

1188

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Nuance Communications, Inc.*	15,000	$214,050
Oracle Corp.	156,784	7,050,576
Pegasystems, Inc.	2,508	52,091
PROS Holdings, Inc.*	660	18,137
PTC, Inc.*	8,843	324,096
Qlik Technologies, Inc.*	3,300	101,937
Red Hat, Inc.*	28,836	1,993,721
Salesforce.com, Inc.*	156,767	9,297,851
ServiceNow, Inc.*	113,846	7,724,451
SolarWinds, Inc.*	2,855	142,265
Solera Holdings, Inc.	3,923	200,779
Splunk, Inc.*	71,034	4,187,454
SS&C Technologies Holdings, Inc.	3,564	208,458
Synchronoss Technologies, Inc.*	1,122	46,967
Tableau Software, Inc., Class A*	90,400	7,662,304
Take-Two Interactive Software, Inc.*	7,987	223,876
Tyler Technologies, Inc.*	2,046	223,914
Ultimate Software Group, Inc.*	1,254	184,106
VASCO Data Security International, Inc.*	1,452	40,961
Verint Systems, Inc.*	100	5,828
VMware, Inc., Class A*	9,316	768,756
Workday, Inc., Class A*	39,632	3,234,368

		74,146,319

Technology Hardware, Storage & Peripherals (5.1%)
3D Systems Corp.*	4,422	145,351
Apple, Inc.	405,495	44,758,538
Diebold, Inc.	4,000	138,560
Electronics for Imaging, Inc.*	3,500	149,905
EMC Corp.	55,845	1,660,830
Immersion Corp.*	792	7,500
NetApp, Inc.	5,871	243,353
SanDisk Corp.	65,795	6,446,594
Seagate Technology plc	61,279	4,075,054
Silicon Graphics International Corp.*	198	2,253
Stratasys Ltd.*	1,122	93,250

		57,721,188

Total Information Technology		304,221,255

Materials (3.8%)
Chemicals (3.3%)
Airgas, Inc.	3,168	364,890
Albemarle Corp.	2,342	140,824
Balchem Corp.	85	5,664
Calgon Carbon Corp.*	2,156	44,802
Celanese Corp.	27,943	1,675,462
Chemtura Corp.*	6,200	153,326
Cytec Industries, Inc.	3,200	147,744
Dow Chemical Co.	9,496	433,113
E.I. du Pont de Nemours & Co.	42,791	3,163,967
Eastman Chemical Co.	7,421	562,957
Ecolab, Inc.	14,396	1,504,670
FMC Corp.	6,621	377,596
H.B. Fuller Co.	3,400	151,402
Huntsman Corp.	7,000	159,460
International Flavors & Fragrances, Inc.	4,224	428,145
	Number of Shares	Value (Note 1)

LyondellBasell Industries N.V., Class A	19,751	$1,568,032
Monsanto Co.	82,433	9,848,270
NewMarket Corp.	462	186,431
OMNOVA Solutions, Inc.*	2,530	20,594
Platform Specialty Products Corp.*	5,800	134,676
PolyOne Corp.	4,686	177,646
PPG Industries, Inc.	16,037	3,706,953
Praxair, Inc.	14,793	1,916,581
RPM International, Inc.	5,478	277,789
Scotts Miracle-Gro Co., Class A	2,442	152,185
Sherwin-Williams Co.	30,863	8,118,204
Sigma-Aldrich Corp.	2,721	373,512
Valspar Corp.	4,290	370,999
W.R. Grace & Co.*	3,102	295,900
Westlake Chemical Corp.	2,400	146,616
Zep, Inc.	522	7,908

		36,616,318

Construction Materials (0.1%)
Eagle Materials, Inc.	2,161	164,301
Martin Marietta Materials, Inc.	3,306	364,718
Vulcan Materials Co.	18,900	1,242,297

		1,771,316

Containers & Packaging (0.2%)
AptarGroup, Inc.	2,112	141,166
Ball Corp.	7,919	539,838
Crown Holdings, Inc.*	5,412	275,471
Graphic Packaging Holding Co.*	15,179	206,738
Owens-Illinois, Inc.*	5,610	151,414
Packaging Corp. of America	4,356	339,986
Sealed Air Corp.	8,645	366,807
Silgan Holdings, Inc.	1,008	54,029

		2,075,449

Metals & Mining (0.2%)
Compass Minerals International, Inc.	1,782	154,731
Freeport-McMoRan, Inc.	17,786	415,481
Nucor Corp.	19,997	980,853
Southern Copper Corp.	5,612	158,258
Tahoe Resources, Inc.	7,500	104,025
U.S. Silica Holdings, Inc.	2,600	66,794
Worthington Industries, Inc.	3,900	117,351

		1,997,493

Paper & Forest Products (0.0%)
International Paper Co.	3,295	176,546

Total Materials		42,637,122

Telecommunication Services (1.0%)
Diversified Telecommunication Services (1.0%)
Level 3 Communications, Inc.*	14,220	702,183
Verizon Communications, Inc.	216,333	10,120,058
Windstream Holdings, Inc.	24,775	204,146

		11,026,387

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Wireless Telecommunication Services (0.0%)
SBA Communications Corp., Class A*	6,666	$738,326

Total Telecommunication Services		11,764,713

Utilities (0.1%)
Electric Utilities (0.1%)
ITC Holdings Corp.	7,128	288,185

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.*	6,900	152,697

Multi-Utilities (0.0%)
Dominion Resources, Inc.	2,300	176,870

Total Utilities		617,752

Total Common Stocks (99.0%) (Cost $687,491,581)		1,109,551,176

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.0%)
Financials (0.0%)
Capital Markets (0.0%)
GAMCO Investors, Inc. (Zero Coupon), 12/31/15	$ 600	550

Total Financials		550

Total Corporate Bonds		550

Total Long-Term Debt Securities (0.0%) (Cost $600)		550

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Media (0.0%)
Liberty Broadband Corp., expiring 1/9/15*	1,971	18,725

Total Consumer Discretionary		18,725

	Number of Rights	Value (Note 1)

Health Care (0.0%)
Biotechnology (0.0%)
Cubist Pharmaceuticals, Inc., expiring 12/31/49*	2,442	$98

Health Care Equipment & Supplies (0.0%)
Wright Medical Group, Inc., expiring 3/1/19*	22,047	105,384

Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15*(b)†	21	—

Pharmaceuticals (0.0%)
Forest Laboratories, Inc. (Contingent Value Shares), expiring 12/31/49 (b)*†	594	—

Total Health Care		105,482

Total Rights (0.0%) (Cost $—)		124,207

Total Investments (99.0%) (Cost $687,492,181)		1,109,675,933
Other Assets Less Liabilities (1.0%)		11,211,787

Net Assets (100%)		$1,120,887,720

*	Non-income producing.
†	Security (totaling $0 or 0.0% of net assets) held at fair value by management.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,207,700.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	13	March-15	$1,087,207	$1,100,515	$13,308
S&P 500 E-Mini Index	11	March-15	1,104,742	1,128,820	24,078
S&P MidCap 400 E-Mini Index	5	March-15	701,293	724,300	23,007

					$60,393

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities (a)	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Consumer Discretionary	$223,297,159	$—	$—		$223,297,159
Consumer Staples	67,315,378	—	—		67,315,378
Energy	45,913,639	—	—		45,913,639
Financials	53,358,906	—	—		53,358,906
Health Care	242,821,619	—	—		242,821,619
Industrials	117,603,633	—	—		117,603,633
Information Technology	304,221,255	—	—		304,221,255
Materials	42,637,122	—	—		42,637,122
Telecommunication Services	11,764,713	—	—		11,764,713
Utilities	617,752	—	—		617,752
Corporate Bonds
Financials	—	550	—		550
Futures	60,393	—	—		60,393
Rights
Consumer Discretionary	18,725	—	—		18,725
Health Care	105,482	—	—	(b)	105,482

Total Assets	$1,109,735,776	$550	$—		$1,109,736,326

Total Liabilities	$—	$—	$—		$—

Total	$1,109,735,776	$550	$—		$1,109,736,326

(a)	A security with a market value of $661,787 transferred from Level 2 to Level 1 at the end of the period due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$60,393	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1191

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$4,099,152	$4,099,152

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,749,223)	$(1,749,223)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $20,340,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$588,322,646
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$613,436,378

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$426,010,948
Aggregate gross unrealized depreciation	(10,361,824)

Net unrealized appreciation	$415,649,124

Federal income tax cost of investments	$694,026,809

For the year ended December 31, 2014, the Portfolio incurred approximately $2,625 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $687,492,181)	$1,109,675,933
Cash	14,997,882
Dividends, interest and other receivables	741,769
Receivable from Separate Accounts for Trust shares sold	77,140
Receivable for securities sold	76,982
Deferred offering cost	10,509
Other assets	2,347

Total assets	1,125,582,562

LIABILITIES
Payable for securities purchased	2,994,707
Investment management fees payable	554,786
Payable to Separate Accounts for Trust shares redeemed	506,933
Distribution fees payable – Class IA	219,709
Administrative fees payable	118,908
Due to broker for futures variation margin	35,713
Trustees’ fees payable	27,194
Distribution fees payable – Class IB	17,961
Accrued expenses	218,931

Total liabilities	4,694,842

NET ASSETS	$1,120,887,720

Net assets were comprised of:
Paid in capital	$1,581,469,800
Accumulated undistributed net investment income (loss)	622,570
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(883,448,795)
Net unrealized appreciation (depreciation) on investments, futures and foreign currency translations	422,244,145

Net assets	$1,120,887,720

Class IA
Net asset value, offering and redemption price per share, $1,029,732,829 / 23,297,241 shares outstanding (unlimited amount authorized: $0.01 par value)	$44.20

Class IB
Net asset value, offering and redemption price per share, $84,252,655 / 1,941,345 shares outstanding (unlimited amount authorized: $0.01 par value)	$43.40

Class K
Net asset value, offering and redemption price per share, $6,902,236 / 156,163 shares outstanding (unlimited amount authorized: $0.01 par value)	$44.20

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $26,599 foreign withholding tax)	$12,690,604
Interest	24,340

Total income	12,714,944

EXPENSES
Investment management fees	6,476,984
Distribution fees – Class IA	2,554,907
Administrative fees	1,548,867
Distribution fees – Class IB	210,693
Professional fees	191,499
Printing and mailing expenses	189,881
Custodian fees	166,100
Offering costs	12,878
Trustees’ fees	1,020
Miscellaneous	54,710

Total expenses	11,407,539

NET INVESTMENT INCOME (LOSS)	1,307,405

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	65,782,315
Futures	4,099,152
Foreign currency transactions	(1,663)

Net realized gain (loss)	69,879,804

Change in unrealized appreciation (depreciation) on:
Investments	43,421,309
Futures	(1,749,223)
Foreign currency translations	(37)

Net change in unrealized appreciation (depreciation)	41,672,049

NET REALIZED AND UNREALIZED GAIN (LOSS)	111,551,853

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$112,859,258

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,307,405	$1,254,405
Net realized gain (loss) on investments, futures and foreign currency transactions	69,879,804	324,494,145
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currency translations	41,672,049	87,236,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	112,859,258	412,984,633

DIVIDENDS :
Dividends from net investment income
Class IA	(999,740)	(1,067,632)
Class IB	(82,050)	(87,745)
Class K	(23,849)	(28,053)

TOTAL DIVIDENDS :	(1,105,639)	(1,183,430)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 265,717 and 404,099 shares, respectively ]	11,040,848	13,650,458
Capital shares issued in reinvestment of dividends [ 22,531 and 27,784 shares, respectively ]	999,740	1,067,632
Capital shares repurchased [ (2,733,258) and (3,588,854) shares, respectively ]	(114,103,339)	(122,246,940)
Capital shares repurchased in-kind (Note 9)[ 0 and (207,266) shares, respectively ]	—	(7,208,083)

Total Class IA transactions	(102,062,751)	(114,736,933)

Class IB
Capital shares sold [ 202,329 and 441,195 shares, respectively ]	8,272,292	14,640,671
Capital shares issued in reinvestment of dividends [ 1,883 and 2,326 shares, respectively ]	82,050	87,745
Capital shares repurchased [ (450,932) and (2,047,167) shares, respectively ]	(18,382,848)	(65,605,192)
Capital shares repurchased in-kind (Note 9)[ 0 and (15,726,976) shares, respectively ]	—	(537,225,889)

Total Class IB transactions	(10,028,506)	(588,102,665)

Class K
Capital shares sold [ 21,624 and 34,653 shares, respectively ]	899,249	1,177,003
Capital shares issued in reinvestment of dividends [ 537 and 730 shares, respectively ]	23,849	28,053
Capital shares repurchased [ (70,637) and (50,272) shares, respectively ]	(2,892,254)	(1,702,001)
Capital shares repurchased in-kind (Note 9)[ 0 and (3) shares, respectively ]	—	(111)

Total Class K transactions	(1,969,156)	(497,056)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(114,060,413)	(703,336,654)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,306,794)	(291,535,451)
NET ASSETS:
Beginning of year	1,123,194,514	1,414,729,965

End of year (a)	$1,120,887,720	$1,123,194,514

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$622,570	$538,614

See Notes to Financial Statements.

1194

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (q)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$39.98	$29.17	$25.60	$27.32	$23.37

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.06	0.06	0.14
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.21	10.82	3.58	(1.73)	4.03

Total from investment operations	4.26	10.85	3.64	(1.67)	4.17

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	(0.05)	(0.22)

Net asset value, end of year	$44.20	$39.98	$29.17	$25.60	$27.32

Total return	10.66%	37.21%	14.21%	(6.12)%	17.92	%(aa)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,029,733	$1,029,123	$849,059	$833,975	$1,009,682
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%	1.03%	1.00%	0.74%	0.76%
Before fees paid indirectly	1.03%	1.03%	1.01%	0.75%	0.77%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.12%	0.09%	0.23%	0.21%	0.56%
Before fees paid indirectly	0.12%	0.09%	0.22%	0.20%	0.55%
Portfolio turnover rate^	54%	72%	72%	74%	54%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$39.25	$28.65	$25.15	$26.85	$22.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.03	0.06	(0.01)	—	#
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.14	10.61	3.51	(1.69)	4.03

Total from investment operations	4.19	10.64	3.57	(1.70)	4.03

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.07)	—	(0.15)

Net asset value, end of year	$43.40	$39.25	$28.65	$25.15	$26.85

Total return	10.68%	37.14%	14.19%	(6.33)%	17.63	%(bb)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$84,253	$85,890	$559,267	$558,736	$696,114
Ratio of expenses to average net assets:
After fees paid indirectly	1.03%	1.03%	1.00%	0.99%	1.01%
Before fees paid indirectly	1.03%	1.03%	1.01%	1.00%	1.02%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	0.12%	0.11%	0.22%	(0.04)%	(0.02)%
Before fees paid indirectly	0.12%	0.10%	0.22%	(0.05)%	(0.02)%
Portfolio turnover rate ^	54%	72%	72%	74%	54%

See Notes to Financial Statements.

1195

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (q)

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$39.98	$29.17	$25.60	$24.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.12	0.12	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	4.22	10.83	3.59	0.77

Total from investment operations	4.37	10.95	3.71	0.80

Less distributions:
Dividends from net investment income	(0.15)	(0.14)	(0.14)	(0.05)

Net asset value, end of period	$44.20	$39.98	$29.17	$25.60

Total return (b)	10.94%	37.55%	14.50%	3.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,902	$8,181	$6,404	$10,092
Ratio of expenses to average net assets:
After fees paid indirectly (a)	0.78%	0.78%	0.75%	0.74%
Before fees paid indirectly (a)	0.78%	0.78%	0.76%	0.75%
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly (a)	0.36%	0.34%	0.43%	0.37%
Before fees paid indirectly (a)	0.36%	0.34%	0.42%	0.37%
Portfolio turnover rate ^	54%	72%	72%	74%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(q)	On September 17, 2010, this Portfolio received, through a substitution transaction, the assets and liabilities of Multimanager Large Cap Growth Portfolio that followed the same objectives as this Portfolio.
(aa)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.83%.
(bb)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been 17.58%.

See Notes to Financial Statements.

1196

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	Pacific Investment Management Company LLC

➢	SSgA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	3.60%	3.84%	4.27%
Portfolio – Class IB Shares	3.70	3.76	4.11
Portfolio – Class K Shares**	3.86	N/A	2.55
Barclays U.S. Intermediate Government/Credit Bond Index	3.13	3.54	4.10
** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.70% for the year ended December 31, 2014. The Portfolio’s benchmark, the Barclays U.S. Intermediate Government/Credit Bond Index, returned 3.13% over the same period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	2014 was an unexpected year for U.S. fixed income as treasuries posted their biggest returns since 2011, bolstered by a global slowdown and low inflation.

•

A major contributor to performance was allocation/selection decisions across securitized assets, namely commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), as well as a non-benchmark allocation to non-agency residential mortgage-backed securities (MBS). Investor demand for yield compressed spreads across these sectors.

•	U.S. dollar positioning against the euro and the yen helped performance due to increasing global divergence.

•	Yield curve positioning within Australian rates was also positive as yields in the 10-year part of the curve declined.

•	Additionally, an allocation to municipal bonds added to performance as the municipal market benefited from a positive supply/demand dynamic and the decline in long-term U.S. Treasury yields.

What hurt performance during the year:

•	An underweight relative to the benchmark in agency debentures was detrimental to performance.

•	Holdings of Treasury Inflation-Protected Securities (TIPS) detracted as inflation expectations declined.

•	Tactical allocations to select developed European rates that rose detracted as well.

Portfolio Characteristics As of December 31, 2014
Weighted Average Life (Years)	5.28
Weighted Average Coupon (%)	3.01
Weighted Average Modified Duration (Years)*	4.41
Weighted Average Rating**	AA-

*   Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1197

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2014	% of Net Assets
Government Securities	64.7%
Corporate Bonds	28.3
Asset-Backed and Mortgage-Backed Securities	7.0
Convertible Preferred Stocks	0.4
Options Purchased	0.0 #
Cash and Other	(0.4)

Total	100.0%

# Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,007.62	$5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.07	5.18
Class IB
Actual	1,000.00	1,007.63	5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.07	5.18
Class K
Actual	1,000.00	1,007.88	3.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.33	3.91

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1198

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Principal Amount		Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed and Mortgage-Backed Securities (7.0%)
Asset-Backed Securities (2.0%)
American Homes 4 Rent, Series 2014-SFR2 A 3.786%, 10/17/36§		$99,728	$101,372
Auto ABS Compartiment, Series 2012-2 A 2.800%, 4/27/25 (m)	EUR	41,301	50,459
EFS Volunteer LLC, Series 2010-1 A1 1.084%, 10/26/26 (l)§		$235,528	236,647
Ford Credit Floorplan Master Owner Trust,
Series 2012-5 C 2.140%, 9/15/19		218,000	219,027
GSAA Home Equity Trust,
Series 2005-11 2A1 0.450%, 10/25/35 (l)		313,654	283,325
Series 2006-5 2A1 0.240%, 3/25/36 (l)		23,873	13,995
Invitation Homes Trust, Series 2014-SFR3 A 1.362%, 12/17/31 (l)§		100,000	99,438
Landmark VII CDO Ltd., Series 2006-7A A1L 0.506%, 7/15/18 (l)§		4,184	4,184
Lockwood Grove CLO Ltd., Series 2014-1A A1 1.603%, 1/25/24 (l)§		1,300,000	1,300,000
Nelnet Student Loan Trust,
Series 2006-1 A6 0.683%, 8/23/36 (l)§		100,000	93,248
Series 2008-3 A4 1.883%, 11/25/24 (l)		125,000	129,264
Renaissance Home Equity Loan Trust,
Series 2003-3 A 0.670%, 12/25/33 (l)		39,405	37,836
Santander Drive Auto Receivables Trust,
Series 2012-AA B 1.210%, 10/16/17§		283,000	283,439
Series 2013-2 B 1.330%, 3/15/18		363,000	363,788
Series 2014-2 C 2.330%, 11/15/19		72,000	72,172
Scholar Funding Trust,
Series 2011-A A 1.133%, 10/28/43 (l)§		340,606	343,168
Series 2013-A A 0.820%, 1/30/45 (l)§		324,528	323,017
SLM Private Credit Student Loan Trust,
Series 2002-A A2 0.791%, 12/16/30 (l)		114,416	113,055
Series 2003-B A2 0.641%, 3/15/22 (l)		152,991	152,051
Series 2004-B A2 0.441%, 6/15/21 (l)		159,962	159,060
Series 2005-B A2 0.421%, 3/15/23 (l)		379,361	376,618
Series 2006-A A4 0.431%, 12/15/23 (l)		308,651	305,958

Series 2006-C A4 0.411%, 3/15/23 (l)		$96,861	$95,976
SLM Private Education Loan Trust,
Series 2011-A A3 2.661%, 1/15/43 (l)§		475,000	503,417
Series 2011-B A2 3.740%, 2/15/29§		130,000	136,845
Series 2011-B A3 2.411%, 6/16/42 (l)§		200,000	209,555
Series 2011-C A2A 3.411%, 10/17/44 (l)§		200,000	211,812
Series 2011-C A2B 4.540%, 10/17/44§		138,000	148,720
Series 2012-A A1 1.561%, 8/15/25 (l)§		81,304	82,124
Series 2012-C A1 1.261%, 8/15/23 (l)§		118,926	119,535
Series 2012-C A2 3.310%, 10/15/46§		330,000	343,722
Series 2012-E A1 0.911%, 10/16/23 (l)§		88,144	88,371
Series 2012-E A2B 1.911%, 6/15/45 (l)§		320,000	328,540
Series 2013-A A1 0.761%, 8/15/22 (l)§		125,357	125,458
Series 2013-A A2A 1.770%, 5/17/27§		524,000	516,130
Series 2013-A A2B 1.211%, 5/17/27 (l)§		355,000	356,992
Series 2013-B A2A 1.850%, 6/17/30§		405,000	400,743
Series 2013-C A2A 2.940%, 10/15/31§		185,000	189,132
Series 2013-C A2B 1.561%, 10/15/31 (l)§		200,000	203,520
Series 2014-A A1 0.761%, 7/15/22 (l)§		193,959	194,125
SLM Student Loan Trust,
Series 2008-5 A4 1.934%, 7/25/23 (l)		250,000	260,973
Series 2008-9 A 1.734%, 4/25/23 (l)		3,582,529	3,686,773
Structured Asset Receivables Trust,
Series 2003-2A CTFS 1.989%, 1/21/11 (b)(l)§†		976	976
SWAY Residential Trust, Series 2014-1 A 1.457%, 1/17/20 (l)§		135,000	134,613
World Financial Network Credit Card Master Trust,
Series 2010-A B 6.750%, 4/15/19		123,000	125,858

			13,525,031

Non-Agency CMO (5.0%)
Alternative Loan Trust,
Series 2006-OA22 A1 0.330%, 2/25/47 (l)		101,185	86,988
Series 2006-OA6 1A2 0.380%, 7/25/46 (l)		61,922	51,085
Series 2007-OH1 A1D 0.380%, 4/25/47 (l)		112,350	86,191

See Notes to Financial Statements.

1199

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

American Home Mortgage Investment Trust,
Series 2004-3 5A 2.069%, 10/25/34 (l)		$39,037	$38,123
BAMLL Commercial Mortgage Securities Trust,
Series 2014-FL1 A 1.562%, 12/15/31 (l)		100,000	99,928
Banc of America Commercial Mortgage, Inc.,
Series 2006-5 AM 5.448%, 9/10/47		69,000	72,513
Series 2007-1 AMFX 5.482%, 1/15/49 (l)		16,000	16,682
Series 2007-3 A1A 5.547%, 6/10/49 (l)		169,836	183,368
Series 2007-3 A4 5.547%, 6/10/49 (l)		334,000	358,290
Banc of America Re-Remic Trust,
Series 2009-UB1 A4A 5.588%, 6/24/50 (l)§		749,213	795,904
BB-UBS Trust,
Series 2012-SHOW XA 0.596%, 11/5/36 IO (l)§		2,277,000	121,049
Series 2012-TFT A 2.892%, 6/5/30§		152,000	149,086
Bear Stearns Commercial Mortgage Securities Trust,
Series 2007-PW15 A1A 5.317%, 2/11/44		143,533	153,196
Series 2007-PW16 AM 5.707%, 6/11/40 (l)		29,000	31,494
Series 2007-PW17 A1A 5.650%, 6/11/50 (l)		124,897	136,687
Carefree Portfolio Trust, Series 2014-CARE A 1.485%, 11/15/19 (b)(l)§		100,000	99,611
CDGJ Commercial Mortgage Trust,
Series 2014-BXCH A 1.550%, 12/15/16 (l)§		110,000	109,893
Chase Mortgage Finance Trust, Series 2005-S2 A15 5.500%, 10/25/35		1,220,436	1,215,255
Citigroup Commercial Mortgage Trust,
Series 2013-SM XA 0.801%, 1/12/30 IO (l)§		2,995,501	62,248
Series 2014-388G A 0.911%, 6/15/33 (l)§		170,000	169,532
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1 1A1 2.500%, 10/25/35 (l)		1,156,983	1,118,841
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD5 AMA 6.124%, 11/15/44 (l)		15,000	16,568
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C3 AM 5.766%, 5/15/46 (l)		110,000	118,436
COMM Mortgage Trust,
Series 2014-CR21 B 4.339%, 12/10/47		20,000	20,701
Series 2014-FL5 D 2.462%, 10/15/31 (l)§		100,000	91,203

Commercial Mortgage Pass-Through Certificates,
Series 2012-LTRT A2 3.400%, 10/5/30§		$228,000	$226,504
Commercial Mortgage Trust,
Series 2010-C1 A1 3.156%, 7/10/46§		2,403,873	2,427,972
Series 2010-RR1 GEB 5.543%, 12/11/49 (l)§		100,000	104,349
Series 2013-CR6 XA 1.530%, 3/10/46 IO (l)		1,718,249	112,006
Series 2013-FL3 A 1.678%, 10/13/28 (l)§		155,158	155,547
Series 2014-CR20 A4 3.590%, 11/10/47		11,000	11,436
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-OA5 2A1 0.370%, 4/25/46 (l)		118,090	96,931
Credit Suisse Commercial Mortgage Trust,
Series 2006-C3 AM 5.806%, 6/15/38 (l)		105,000	110,933
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C3 AJ 4.771%, 7/15/37		134,000	135,258
Credit Suisse Mortgage Capital Certificates,
Series 2008-C1 A2 5.970%, 2/15/41 (l)		45,435	46,379
Series 2010-RR1 2A 5.695%, 9/15/40 (l)§		1,740,251	1,860,481
Series 2010-RR1 3A 5.547%, 6/10/49 (l)§		1,740,251	1,841,595
Series 2010-RR2 2A 5.898%, 9/15/39 (l)§		450,886	473,044
Series 2010-RR7 2A 5.467%, 9/16/39 (l)§		768,913	800,816
Series 2011-4R 5A1 2.615%, 5/27/36 (l)§		540,160	517,004
Series 2011-4R 6A1 2.436%, 5/27/36 (l)§		133,797	132,842
DBRR Trust,
Series 2011-C32 A3A 5.716%, 6/17/49 (l)§		181,000	194,521
Series 2013-EZ3 A 1.636%, 12/18/49 (l)§		99,903	100,418
EMF-NL B.V., Series 2008-2X A2 1.081%, 7/17/41 (l)(m)	EUR	435,000	469,033
Extended Stay America Trust, Series 2013-ESHL A27 2.958%, 12/5/31§		$121,000	122,732
First Republic Mortgage Loan Trust,
Series 2001-FRB1 A 0.511%, 11/15/31 (l)		98,605	89,451
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG11 AM 5.867%, 12/10/49 (l)		89,000	96,843
GS Mortgage Securities Corp. II,
Series 2010-C1 A2 4.592%, 8/10/43§		2,248,000	2,479,590
Series 2013-KING XA 0.729%, 12/10/27 IO (l)§		1,249,411	38,872

See Notes to Financial Statements.

1200

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 2.669%, 9/25/35 (l)		$245,802	$246,464
Series 2006-AR2 2A1 2.574%, 4/25/36 (l)		178,865	164,539
Hercules Eclipse plc, Series 2006-4 A 0.797%, 10/25/18 (l)(m)	GBP	1,490,124	2,291,383
Hilton USA Trust, Series 2013-HLT X1FX 1.668%, 11/5/30 IO (l)§		$1,655,000	1,421
HomeBanc Mortgage Trust, Series 2005-4 A1 0.440%, 10/25/35 (l)		162,333	142,814
Impac CMB Trust, Series 2003-8 2A1 1.055%, 10/25/33 (l)		15,587	14,915
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-CB18 A1A 5.431%, 6/12/47 (l)		295,863	316,561
Series 2007-LD12 A1A 5.850%, 2/15/51 (l)		244,742	267,644
Series 2007-LDPX A1A 5.439%, 1/15/49		53,116	57,077
Series 2008-C2 ASB 6.125%, 2/12/51 (l)		99,318	104,285
Series 2014-DSTY A 3.429%, 6/10/27§		100,000	102,777
Series 2014-FL6 A 1.558%, 11/15/31 (l)§		100,000	99,912
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 2.539%, 8/25/34 (l)		137,004	131,538
Series 2007-A1 3A3 2.581%, 7/25/35 (l)		155,844	155,328
LB-UBS Commercial Mortgage Trust,
Series 2005-C2 AJ 5.205%, 4/15/30 (l)		96,000	96,673
Series 2006-C4 AM 5.853%, 6/15/38 (l)		87,000	92,438
Series 2006-C7 AM 5.378%, 11/15/38		83,000	87,883
Series 2007-C1 A4 5.424%, 2/15/40		1,408,625	1,502,971
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A1 3A 1.832%, 12/25/32 (l)		33,258	32,918
Series 2005-A10 A 0.380%, 2/25/36 (l)		486,666	430,099
Series 2005-CKI1 AJ 5.288%, 11/12/37 (l)		132,000	135,775
Series 2007-C1 A1A 5.835%, 6/12/50 (l)		82,111	87,078
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 A2 3.101%, 12/15/47		45,000	46,336
Series 2014-C19 XA 1.171%, 12/15/47 IO (l)		281,000	21,080
Morgan Stanley Capital I, Inc.,
Series 1998-HF2 J 6.010%, 11/15/30§		1,597,089	1,665,379

Series 2007-HQ11 AMFL 0.331%, 2/12/44 (l)		$25,000	$24,194
Series 2007-HQ12 A2FX 5.592%, 4/12/49 (l)		175,885	176,914
Series 2007-IQ13 A1A 5.312%, 3/15/44		47,293	50,679
Series 2007-IQ13 AM 5.406%, 3/15/44		83,000	88,868
Series 2007-IQ14 A1A 5.665%, 4/15/49 (l)		78,455	84,496
Series 2007-IQ14 A2FX 5.610%, 4/15/49		170,869	171,753
Series 2007-IQ15 AM 5.908%, 6/11/49 (l)		85,000	91,474
Morgan Stanley Re-Remic Trust,
Series 2009-GG10 A4A 5.796%, 8/12/45 (l)§		563,817	604,310
Series 2011-IO C (Zero Coupon), 3/23/51 PO§		100,000	94,625
Series 2012-IO AXB1 1.000%, 3/27/51§		2,823	2,823
Series 2012-IO AXB2 1.000%, 3/27/51§		100,000	99,875
OBP Depositor LLC Trust, Series 2010-OBP A 4.646%, 7/15/45§		2,357,000	2,611,103
RBSCF Trust,
Series 2010-RR3 JPMA 5.420%, 1/16/49 (l)§		832,379	872,310
Series 2010-RR4 CMLA 6.040%, 12/16/49 (l)§		406,438	429,732
Sequoia Mortgage Trust,
Series 10 2A1 0.925%, 10/20/27 (l)		7,363	6,731
Series 2003-4 2A1 0.515%, 7/20/33 (l)		31,100	29,287
STRIPs Ltd., Series 2012-1A A 1.500%, 12/25/44§		131,397	131,397
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16 3A1 2.491%, 11/25/34 (l)		295,965	300,396
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.414%, 7/19/35 (l)		119,887	105,665
Series 2006-AR3 12A1 0.390%, 5/25/36 (l)		434,481	334,786
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR9 1A 1.513%, 8/25/42 (l)		17,797	17,379
Series 2003-AR1 A5 2.143%, 3/25/33 (l)		152,062	151,109
Wells Fargo Resecuritization Trust,
Series 2012-IO A 1.750%, 8/20/21§		77,245	77,221
WF-RBS Commercial Mortgage Trust,
Series 2012-C10 XA 1.795%, 12/15/45 IO (l)§		1,130,594	111,650
Series 2013-C12 XA 1.496%, 3/15/48 IO (l)§		1,794,043	145,216
Series 2013-C15 XA 0.626%, 8/15/46 IO (l)		1,145,732	40,253

See Notes to Financial Statements.

1201

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Series 2014-C24 XA 0.994%, 11/15/47 IO (l)		$574,755	$39,984
Series 2014-LC14 XA 1.461%, 3/15/47 IO (l)		991,275	83,422

			33,320,369

Total Asset-Backed and Mortgage-Backed Securities			46,845,400

Corporate Bonds (28.3%)
Consumer Discretionary (1.5%)
Auto Components (0.2%)
Delphi Corp.
4.150%, 3/15/24		40,000	41,000
Johnson Controls, Inc.
4.250%, 3/1/21		113,000	121,062
Schaeffler Holding Finance B.V.
6.875%, 8/15/18 PIK (m)	EUR	1,100,000	1,382,633

			1,544,695

Automobiles (0.0%)
General Motors Co. 4.000%, 4/1/25		$38,000	38,095

Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.
1.875%, 12/15/17		55,000	54,581
Hyatt Hotels Corp.
3.875%, 8/15/16		36,000	37,447
5.375%, 8/15/21		36,000	41,308
International Game Technology
5.500%, 6/15/20		36,000	36,889
Marriott International, Inc.
3.250%, 9/15/22		91,000	91,241
McDonald’s Corp.
5.800%, 10/15/17		91,000	101,550
3.500%, 7/15/20		58,000	61,336
3.625%, 5/20/21		36,000	38,215
MGM Resorts International
7.625%, 1/15/17		700,000	750,750
Starbucks Corp.
6.250%, 8/15/17		36,000	40,414
Wyndham Worldwide Corp.
2.500%, 3/1/18		73,000	73,000
Yum! Brands, Inc.
5.300%, 9/15/19		55,000	60,863

			1,387,594

Household Durables (0.1%)
Newell Rubbermaid, Inc.
2.875%, 12/1/19		124,000	124,225
NVR, Inc.
3.950%, 9/15/22		55,000	56,571
Tupperware Brands Corp.
4.750%, 6/1/21		36,000	38,620
Whirlpool Corp.
4.850%, 6/15/21		36,000	39,634
4.000%, 3/1/24		60,000	62,576

			321,626

Internet & Catalog Retail (0.1%)
Amazon.com, Inc.
2.600%, 12/5/19		$74,000	$74,717
3.800%, 12/5/24		100,000	102,411
Expedia, Inc.
5.950%, 8/15/20		109,000	121,671
QVC, Inc.
4.375%, 3/15/23		36,000	36,087

			334,886

Leisure Products (0.0%)
Mattel, Inc.
3.150%, 3/15/23		36,000	35,394

Media (0.7%)
21st Century Fox America, Inc.
4.500%, 2/15/21		82,000	89,765
3.000%, 9/15/22		73,000	72,450
CBS Corp.
2.300%, 8/15/19		60,000	59,021
3.700%, 8/15/24		125,000	124,915
Comcast Corp.
5.900%, 3/15/16		109,000	115,606
6.500%, 1/15/17		109,000	120,361
5.700%, 5/15/18		109,000	122,694
3.125%, 7/15/22		91,000	92,817
3.600%, 3/1/24		45,000	46,975
4.750%, 3/1/44		40,000	44,765
Cox Communications, Inc.
8.375%, 3/1/39§		64,000	91,791
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.500%, 3/1/16		109,000	111,969
5.875%, 10/1/19		73,000	83,221
5.200%, 3/15/20		47,000	52,160
4.600%, 2/15/21		260,000	279,443
5.000%, 3/1/21		73,000	80,098
3.800%, 3/15/22		38,000	38,768
6.375%, 3/1/41		27,000	32,083
Discovery Communications LLC
5.050%, 6/1/20		73,000	80,125
Interpublic Group of Cos., Inc.
2.250%, 11/15/17		73,000	73,111
4.200%, 4/15/24		67,000	68,197
NBCUniversal Media LLC
5.150%, 4/30/20		109,000	123,589
4.375%, 4/1/21		109,000	119,544
4.450%, 1/15/43		107,000	113,996
Omnicom Group, Inc.
5.900%, 4/15/16		73,000	77,174
4.450%, 8/15/20		73,000	78,431
Reed Elsevier Capital, Inc.
3.125%, 10/15/22		150,000	148,050
Scripps Networks Interactive, Inc.
2.750%, 11/15/19		76,000	76,165
3.900%, 11/15/24		100,000	101,285
Thomson Reuters Corp.
4.700%, 10/15/19		55,000	59,470
Time Warner Cable, Inc.
5.850%, 5/1/17		273,000	297,798
5.000%, 2/1/20		73,000	80,121
4.000%, 9/1/21		91,000	96,550
4.500%, 9/15/42		111,000	112,908

See Notes to Financial Statements.

1202

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Time Warner, Inc.
5.875%, 11/15/16	$182,000	$196,993
2.100%, 6/1/19	135,000	132,699
4.875%, 3/15/20	91,000	99,666
3.400%, 6/15/22	36,000	36,360
4.650%, 6/1/44	20,000	20,608
Viacom, Inc.
5.625%, 9/15/19	91,000	102,529
2.750%, 12/15/19	90,000	89,632
4.250%, 9/1/23	125,000	129,126
Walt Disney Co.
5.625%, 9/15/16	200,000	215,958
2.750%, 8/16/21	55,000	55,947
2.350%, 12/1/22	91,000	88,682
WPP Finance 2010
3.625%, 9/7/22	55,000	56,096

		4,589,712

Multiline Retail (0.1%)
Family Dollar Stores, Inc.
5.000%, 2/1/21	36,000	37,657
Kohl’s Corp.
6.250%, 12/15/17	36,000	40,067
Macy’s Retail Holdings, Inc.
5.900%, 12/1/16	52,000	56,355
4.375%, 9/1/23	100,000	106,875
Nordstrom, Inc.
4.750%, 5/1/20	36,000	39,798
4.000%, 10/15/21	36,000	38,573
Target Corp.
6.000%, 1/15/18	146,000	164,587
2.900%, 1/15/22	55,000	55,744
3.500%, 7/1/24	60,000	62,071

		601,727

Specialty Retail (0.1%)
AutoZone, Inc.
4.000%, 11/15/20	91,000	96,209
Home Depot, Inc.
5.400%, 3/1/16	182,000	192,134
4.400%, 4/1/21	91,000	100,869
4.400%, 3/15/45	17,000	18,855
Lowe’s Cos., Inc.
2.125%, 4/15/16	73,000	74,096
4.625%, 4/15/20	109,000	121,200
5.000%, 9/15/43	30,000	35,220
4.250%, 9/15/44	25,000	26,304
O’Reilly Automotive, Inc.
4.625%, 9/15/21	36,000	39,380
TJX Cos., Inc.
6.950%, 4/15/19	53,000	63,081

		767,348

Textiles, Apparel & Luxury Goods (0.0%)
Cintas Corp. No. 2
2.850%, 6/1/16	73,000	74,756
NIKE, Inc.
2.250%, 5/1/23	36,000	34,887

		109,643

Total Consumer Discretionary		9,730,720

Consumer Staples (1.5%)
Beverages (0.3%)
Anheuser-Busch InBev Finance, Inc.
3.700%, 2/1/24	$125,000	$129,351
Anheuser-Busch InBev Worldwide, Inc.
2.875%, 2/15/16	73,000	74,654
1.375%, 7/15/17	175,000	174,862
7.750%, 1/15/19	91,000	110,139
5.375%, 1/15/20	91,000	102,966
2.500%, 7/15/22	182,000	177,204
Bottling Group LLC
5.500%, 4/1/16	73,000	77,273
Brown-Forman Corp.
2.500%, 1/15/16	55,000	55,865
Coca-Cola Co.
1.800%, 9/1/16	146,000	148,484
1.150%, 4/1/18	91,000	90,033
3.150%, 11/15/20	91,000	94,958
3.200%, 11/1/23	125,000	128,305
Coca-Cola Enterprises, Inc.
2.000%, 8/19/16	100,000	101,207
3.250%, 8/19/21	100,000	102,961
Diageo Capital plc
5.750%, 10/23/17	91,000	101,243
1.125%, 4/29/18	73,000	71,201
Dr. Pepper Snapple Group, Inc.
2.600%, 1/15/19	73,000	73,899
3.200%, 11/15/21	36,000	36,700
PepsiCo, Inc.
0.700%, 2/26/16	150,000	149,937
7.900%, 11/1/18	182,000	221,031
2.750%, 3/1/23	125,000	122,984

		2,345,257

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.
5.500%, 3/15/17	55,000	60,173
1.700%, 12/15/19	91,000	88,952
CVS Health Corp.
4.750%, 5/18/20	128,000	140,658
4.000%, 12/5/23	100,000	106,045
3.375%, 8/12/24	150,000	151,589
5.300%, 12/5/43	26,000	31,068
Delhaize Group S.A.
4.125%, 4/10/19	36,000	37,741
Kroger Co.
6.400%, 8/15/17	91,000	101,625
2.300%, 1/15/19	100,000	99,759
2.950%, 11/1/21	80,000	79,466
Safeway, Inc.
5.000%, 8/15/19 (b)	146,000	148,555
Sysco Corp.
3.000%, 10/2/21	40,000	40,789
3.500%, 10/2/24	100,000	102,688
Walgreens Boots Alliance, Inc.
1.800%, 9/15/17	55,000	55,059
1.750%, 11/17/17	100,000	100,272
5.250%, 1/15/19	36,000	39,915
3.100%, 9/15/22	73,000	72,207
3.800%, 11/18/24	100,000	101,938
Wal-Mart Stores, Inc.
0.600%, 4/11/16	100,000	100,033

See Notes to Financial Statements.

1203

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.800%, 2/15/18	$182,000	$205,640
3.250%, 10/25/20	73,000	76,262
2.550%, 4/11/23	146,000	143,923
3.300%, 4/22/24	75,000	77,286
4.000%, 4/11/43	41,000	42,359

		2,204,002

Food Products (0.6%)
ConAgra Foods, Inc.
5.819%, 6/15/17	73,000	79,982
1.900%, 1/25/18	46,000	45,558
3.200%, 1/25/23	73,000	71,375
General Mills, Inc.
0.875%, 1/29/16	29,000	29,019
5.650%, 2/15/19	91,000	102,753
HJ Heinz Co.
3.500%, 6/5/20	2,234,420	2,217,262
Hormel Foods Corp.
4.125%, 4/15/21	36,000	39,263
Ingredion, Inc.
4.625%, 11/1/20	36,000	38,599
J.M. Smucker Co.
3.500%, 10/15/21	73,000	76,260
Kellogg Co.
4.000%, 12/15/20	58,000	62,337
Kraft Foods Group, Inc.
3.500%, 6/6/22	182,000	186,498
McCormick & Co., Inc.
3.900%, 7/15/21	27,000	29,202
Mead Johnson Nutrition Co.
4.900%, 11/1/19	73,000	80,046
Mondelez International, Inc.
4.125%, 2/9/16	128,000	132,739
6.125%, 2/1/18	91,000	102,187
5.375%, 2/10/20	82,000	92,771
Tyson Foods, Inc.
4.500%, 6/15/22	182,000	197,246
Unilever Capital Corp.
4.800%, 2/15/19	109,000	120,958

		3,704,055

Household Products (0.1%)
Clorox Co.
3.500%, 12/15/24	50,000	50,127
Colgate-Palmolive Co.
3.250%, 3/15/24	125,000	129,024
Energizer Holdings, Inc.
4.700%, 5/19/21	55,000	57,074
Kimberly-Clark Corp.
6.125%, 8/1/17	91,000	101,738
7.500%, 11/1/18	36,000	43,282
1.900%, 5/22/19	135,000	133,695
3.875%, 3/1/21	38,000	41,160
Procter & Gamble Co.
4.700%, 2/15/19	182,000	202,240
1.900%, 11/1/19	100,000	99,581

		857,921

Tobacco (0.2%)
Altria Group, Inc.
9.700%, 11/10/18	80,000	101,653
2.625%, 1/14/20	45,000	45,111

4.750%, 5/5/21	$91,000	$100,768
2.850%, 8/9/22	91,000	88,165
Lorillard Tobacco Co.
3.500%, 8/4/16	40,000	41,127
6.875%, 5/1/20	91,000	107,176
Philip Morris International, Inc.
1.125%, 8/21/17	102,000	101,418
5.650%, 5/16/18	237,000	267,133
2.500%, 8/22/22	36,000	35,030
2.625%, 3/6/23	36,000	35,093
4.875%, 11/15/43	61,000	67,224
Reynolds American, Inc.
6.750%, 6/15/17	109,000	121,149
3.250%, 11/1/22	115,000	111,993
4.750%, 11/1/42	35,000	33,704

		1,256,744

Total Consumer Staples		10,367,979

Energy (2.8%)
Energy Equipment & Services (0.1%)
Cameron International Corp.
4.500%, 6/1/21	55,000	57,649
Diamond Offshore Drilling, Inc.
5.875%, 5/1/19	38,000	41,201
Ensco plc
3.250%, 3/15/16	91,000	92,683
4.700%, 3/15/21	146,000	146,482
Halliburton Co.
6.150%, 9/15/19	91,000	105,080
3.500%, 8/1/23	100,000	100,781
Nabors Industries, Inc.
9.250%, 1/15/19	109,000	126,627
Rowan Cos., Inc.
7.875%, 8/1/19	47,000	53,093
Transocean, Inc.
6.000%, 3/15/18	99,000	94,453
6.500%, 11/15/20	91,000	85,893
6.800%, 3/15/38	19,000	16,052
Weatherford International Ltd.
5.500%, 2/15/16	109,000	112,714

		1,032,708

Oil, Gas & Consumable Fuels (2.7%)
Anadarko Petroleum Corp.
5.950%, 9/15/16	146,000	156,003
8.700%, 3/15/19	109,000	133,958
3.450%, 7/15/24	130,000	126,501
Apache Corp.
5.625%, 1/15/17	73,000	78,639
3.250%, 4/15/22	53,000	52,091
Boardwalk Pipelines LP
5.750%, 9/15/19	73,000	78,493
BP Capital Markets plc
3.200%, 3/11/16	182,000	186,864
1.375%, 11/6/17	73,000	72,302
2.237%, 5/10/19	251,000	249,418
2.521%, 1/15/20	94,000	93,007
4.500%, 10/1/20	182,000	196,099
3.245%, 5/6/22	109,000	107,130
2.500%, 11/6/22	111,000	102,938

See Notes to Financial Statements.

1204

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Buckeye Partners LP
4.875%, 2/1/21	$73,000	$76,557
Canadian Natural Resources Ltd.
5.700%, 5/15/17	146,000	158,908
Cenovus Energy, Inc.
5.700%, 10/15/19	73,000	80,666
Chevron Corp.
1.104%, 12/5/17	73,000	72,560
4.950%, 3/3/19	91,000	101,221
2.193%, 11/15/19	24,000	24,103
2.355%, 12/5/22	55,000	52,842
3.191%, 6/24/23	150,000	152,832
CNOOC Finance 2012 Ltd.
3.875%, 5/2/22§	2,700,000	2,752,489
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	128,000	120,978
ConocoPhillips Co.
1.050%, 12/15/17	36,000	35,457
5.750%, 2/1/19	91,000	103,461
6.000%, 1/15/20	91,000	105,439
3.350%, 11/15/24	100,000	100,379
Continental Resources, Inc.
4.500%, 4/15/23	150,000	139,820
4.900%, 6/1/44	40,000	34,526
Devon Energy Corp.
4.000%, 7/15/21	73,000	75,363
3.250%, 5/15/22	23,000	22,501
El Paso Pipeline Partners Operating Co. LLC
5.000%, 10/1/21	91,000	95,303
Enable Midstream Partners LP
2.400%, 5/15/19§	50,000	48,615
Enbridge Energy Partners LP
9.875%, 3/1/19	91,000	115,518
EnCana Corp.
6.500%, 5/15/19	89,000	100,374
Energy Transfer Partners LP
9.000%, 4/15/19	109,000	133,894
5.200%, 2/1/22	109,000	116,147
Enterprise Products Operating LLC
3.200%, 2/1/16	146,000	149,355
5.250%, 1/31/20	36,000	39,626
3.350%, 3/15/23	128,000	125,577
3.900%, 2/15/24	38,000	38,327
4.450%, 2/15/43	87,000	85,255
5.100%, 2/15/45	31,000	32,968
EOG Resources, Inc.
5.625%, 6/1/19	36,000	40,599
2.450%, 4/1/20	172,000	170,727
4.100%, 2/1/21	91,000	96,502
EQT Corp.
8.125%, 6/1/19	73,000	88,481
Exxon Mobil Corp.
0.921%, 3/15/17	100,000	99,852
1.819%, 3/15/19	302,000	302,040
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
6.875%, 2/15/23	71,000	79,069
Hess Corp.
1.300%, 6/15/17	33,000	32,573
Husky Energy, Inc.
4.000%, 4/15/24	200,000	195,449

Kinder Morgan Energy Partners LP
6.000%, 2/1/17	$73,000	$78,831
6.850%, 2/15/20	91,000	104,260
3.500%, 3/1/21	40,000	39,193
3.950%, 9/1/22	91,000	89,761
Kinder Morgan, Inc.
2.000%, 12/1/17	150,000	149,163
3.050%, 12/1/19	275,000	272,603
Magellan Midstream Partners LP
6.550%, 7/15/19	55,000	64,111
4.250%, 2/1/21	36,000	39,013
Marathon Oil Corp.
2.800%, 11/1/22	73,000	67,729
Marathon Petroleum Corp.
3.500%, 3/1/16	47,000	48,105
5.125%, 3/1/21	55,000	60,302
4.750%, 9/15/44	30,000	28,072
Murphy Oil Corp.
2.500%, 12/1/17	205,000	203,639
4.000%, 6/1/22	73,000	66,213
Nexen Energy ULC
6.200%, 7/30/19	36,000	41,397
6.400%, 5/15/37	76,000	94,311
Noble Energy, Inc.
4.150%, 12/15/21	173,000	176,265
5.050%, 11/15/44	10,000	9,770
Noble Holding International Ltd.
3.050%, 3/1/16	55,000	55,526
4.625%, 3/1/21	73,000	66,052
3.950%, 3/15/22	40,000	34,759
Occidental Petroleum Corp.
2.500%, 2/1/16	36,000	36,606
4.125%, 6/1/16	55,000	57,477
4.100%, 2/1/21	109,000	115,405
3.125%, 2/15/22	62,000	61,423
ONEOK Partners LP
3.250%, 2/1/16	36,000	36,712
8.625%, 3/1/19	36,000	43,373
3.375%, 10/1/22	36,000	33,240
Petrobras Global Finance B.V.
6.250%, 3/17/24	100,000	94,830
Petrobras International Finance Co. S.A.
3.875%, 1/27/16	273,000	267,150
3.500%, 2/6/17	91,000	86,223
7.875%, 3/15/19	128,000	133,107
5.750%, 1/20/20	173,000	166,876
5.375%, 1/27/21	273,000	252,388
Petroleos Mexicanos
8.000%, 5/3/19	182,000	215,215
6.000%, 3/5/20	226,000	253,685
3.500%, 1/30/23	82,000	78,310
Phillips 66
4.300%, 4/1/22	146,000	153,748
4.875%, 11/15/44	30,000	30,581
Pioneer Natural Resources Co.
6.875%, 5/1/18	55,000	61,134
3.950%, 7/15/22	154,000	152,669
Plains All American Pipeline LP/Plains All American Finance Corp.
8.750%, 5/1/19	36,000	44,731
2.600%, 12/15/19	50,000	49,536
5.000%, 2/1/21	36,000	39,395

See Notes to Financial Statements.

1205

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Sinopec Group Overseas Development Ltd.
3.900%, 5/17/22§	$2,000,000	$2,035,805
4.375%, 4/10/24 (m)	500,000	521,436
Southwestern Energy Co.
7.500%, 2/1/18	73,000	82,490
4.100%, 3/15/22	181,000	177,225
Spectra Energy Capital LLC
6.200%, 4/15/18	73,000	80,749
8.000%, 10/1/19	36,000	43,389
Spectra Energy Partners LP
4.750%, 3/15/24	100,000	106,888
Statoil ASA
1.200%, 1/17/18	36,000	35,542
1.950%, 11/8/18	150,000	150,343
5.250%, 4/15/19	91,000	102,416
2.900%, 11/8/20	315,000	319,145
Suncor Energy, Inc.
3.600%, 12/1/24	212,000	209,229
Talisman Energy, Inc.
7.750%, 6/1/19	73,000	84,016
Total Capital International S.A.
1.000%, 8/12/16	125,000	125,287
2.875%, 2/17/22	91,000	90,201
3.750%, 4/10/24	150,000	155,153
Total Capital S.A.
2.125%, 8/10/18	100,000	100,922
4.450%, 6/24/20	36,000	39,441
4.125%, 1/28/21	73,000	78,606
TransCanada PipeLines Ltd.
7.125%, 1/15/19	146,000	170,622
2.500%, 8/1/22	64,000	60,459
6.350%, 5/15/67 (l)	36,000	34,920
Valero Energy Corp.
6.125%, 2/1/20	133,000	150,759
Western Gas Partners LP
5.375%, 6/1/21	155,000	170,364
Williams Cos., Inc.
3.700%, 1/15/23	55,000	48,939
4.550%, 6/24/24	50,000	46,381
Williams Partners LP
4.000%, 11/15/21	36,000	36,012
4.500%, 11/15/23	100,000	100,119
4.300%, 3/4/24	100,000	99,603
XTO Energy, Inc.
6.250%, 8/1/17	73,000	81,725

		17,820,871

Total Energy		18,853,579

Financials (13.6%)
Banks (6.9%)
Australia & New Zealand Banking Group Ltd./New York
1.450%, 5/15/18	250,000	247,193
Banco do Brasil S.A./Cayman Islands
4.500%, 1/22/15§	18,000	17,978
3.875%, 10/10/22	300,000	273,000
Banco Santander S.A./Chile
1.831%, 1/19/16 (l)§	2,755,000	2,761,887
Bank of America Corp.
6.500%, 8/1/16	365,000	394,194
5.625%, 10/14/16	182,000	195,310

5.750%, 12/1/17	$300,000	$331,786
2.000%, 1/11/18	837,000	836,377
6.875%, 4/25/18	364,000	417,761
5.650%, 5/1/18	930,000	1,033,897
2.600%, 1/15/19	590,000	594,212
2.650%, 4/1/19	38,000	38,275
7.625%, 6/1/19	1,670,000	2,030,550
5.625%, 7/1/20	365,000	415,567
5.000%, 5/13/21	182,000	202,634
3.300%, 1/11/23	274,000	273,715
4.125%, 1/22/24	125,000	131,392
4.000%, 4/1/24	100,000	104,124
4.200%, 8/26/24	122,000	123,880
4.250%, 10/22/26	110,000	109,747
Bank of Montreal
1.300%, 7/14/17	100,000	99,352
1.400%, 9/11/17	109,000	108,376
2.550%, 11/6/22	55,000	53,589
Bank of Nova Scotia
0.950%, 3/15/16	146,000	146,283
1.375%, 7/15/16	91,000	91,580
1.100%, 12/13/16	150,000	149,751
1.300%, 7/21/17	309,000	307,257
2.800%, 7/21/21	128,000	128,047
Barclays Bank plc
5.000%, 9/22/16	146,000	155,123
5.140%, 10/14/20	182,000	197,425
Barclays plc
2.750%, 11/8/19	400,000	399,353
BB&T Corp.
3.200%, 3/15/16	146,000	149,598
1.450%, 1/12/18	55,000	54,567
5.250%, 11/1/19	109,000	122,128
2.450%, 1/15/20	56,000	55,785
BNP Paribas S.A.
1.375%, 3/17/17	250,000	249,479
5.000%, 1/15/21	182,000	205,409
3.250%, 3/3/23	91,000	92,593
Canadian Imperial Bank of Commerce
1.350%, 7/18/16	73,000	73,357
Capital One Bank USA N.A.
8.800%, 7/15/19	63,000	78,946
CIT Group, Inc.
5.500%, 2/15/19§	2,400,000	2,529,600
Citigroup, Inc.
3.953%, 6/15/16	182,000	188,892
5.500%, 2/15/17	91,000	97,884
6.000%, 8/15/17	156,000	172,820
1.850%, 11/24/17	113,000	112,934
6.125%, 5/15/18	364,000	411,948
2.500%, 9/26/18	224,000	226,614
2.550%, 4/8/19	197,000	198,440
8.500%, 5/22/19	364,000	453,596
2.500%, 7/29/19	260,000	260,261
3.375%, 3/1/23	100,000	101,129
3.875%, 10/25/23	150,000	155,641
3.750%, 6/16/24	150,000	153,222
4.000%, 8/5/24	100,000	99,938
Comerica, Inc.
2.125%, 5/23/19	100,000	99,319
Commonwealth Bank of Australia/New York
1.900%, 9/18/17	182,000	183,714

See Notes to Financial Statements.

1206

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
1.700%, 3/19/18		$250,000	$249,048
3.875%, 2/8/22		182,000	193,596
DNB Bank ASA
3.200%, 4/3/17§		1,559,000	1,614,496
Fifth Third Bancorp
3.625%, 1/25/16		91,000	93,444
5.450%, 1/15/17		91,000	97,516
HSBC Bank Brasil S.A. – Banco Multiplo
4.000%, 5/11/16§		417,000	423,255
HSBC Bank USA N.A.
4.875%, 8/24/20		182,000	200,528
HSBC Holdings plc
4.000%, 3/30/22		182,000	193,498
4.250%, 3/14/24		200,000	207,381
Huntington Bancshares, Inc./Ohio
7.000%, 12/15/20		9,000	10,773
Industrial & Commercial Bank of China Ltd./New York
3.231%, 11/13/19		2,500,000	2,510,518
Intesa Sanpaolo S.p.A.
3.875%, 1/16/18		200,000	208,247
JPMorgan Chase & Co.
4.750%, 3/1/15		160,000	161,048
3.150%, 7/5/16		175,000	180,406
1.350%, 2/15/17		520,000	520,113
2.000%, 8/15/17		91,000	91,933
6.000%, 1/15/18		546,000	611,125
2.350%, 1/28/19		60,000	60,362
6.300%, 4/23/19		182,000	211,177
2.200%, 10/22/19		55,000	54,329
4.400%, 7/22/20		364,000	395,381
4.625%, 5/10/21		182,000	200,257
3.250%, 9/23/22		128,000	128,773
3.200%, 1/25/23		109,000	108,942
3.875%, 9/10/24		227,000	227,300
JPMorgan Chase Bank N.A.
0.784%, 5/31/17 (l)	EUR	1,400,000	1,674,588
6.000%, 10/1/17		$2,249,000	2,495,363
4.375%, 11/30/21 (l)(m)	EUR	150,000	190,583
KeyBank N.A./Ohio
2.500%, 12/15/19§		$250,000	251,044
KfW
2.625%, 2/16/16		214,000	218,982
0.500%, 4/19/16		219,000	218,720
0.500%, 7/15/16		250,000	249,355
4.875%, 1/17/17		482,000	520,275
1.250%, 2/15/17		182,000	183,190
0.750%, 3/17/17		150,000	149,285
0.875%, 9/5/17		73,000	72,367
4.500%, 7/16/18		182,000	201,152
4.875%, 6/17/19		182,000	206,669
4.000%, 1/27/20		182,000	200,536
2.750%, 9/8/20		114,000	118,538
2.750%, 10/1/20		200,000	207,851
6.250%, 5/19/21	AUD	2,248,000	2,166,826
2.625%, 1/25/22		$182,000	189,006
2.125%, 1/17/23		237,000	235,893
2.500%, 11/20/24		250,000	252,978
Landwirtschaftliche Rentenbank
2.500%, 2/15/16		364,000	372,289
1.375%, 10/23/19		21,000	20,590

Lloyds Banking Group plc
4.500%, 11/4/24		$200,000	$201,695
Manufacturers & Traders Trust Co.
1.400%, 7/25/17		250,000	249,686
MUFG Americas Holdings Corp.
3.500%, 6/18/22		91,000	94,734
National Australia Bank Ltd./New York
2.750%, 3/9/17		50,000	51,514
3.000%, 1/20/23		250,000	249,523
Novo Banco S.A.
5.000%, 4/23/19	EUR	100,000	117,980
5.000%, 5/23/19		600,000	704,249
Oesterreichische Kontrollbank AG
4.875%, 2/16/16		$182,000	190,843
1.625%, 3/12/19		100,000	99,843
PNC Bank N.A.
4.875%, 9/21/17		50,000	54,101
2.200%, 1/28/19		250,000	250,738
PNC Financial Services Group, Inc.
3.900%, 4/29/24		150,000	152,116
PNC Funding Corp.
5.625%, 2/1/17		109,000	117,622
5.125%, 2/8/20		36,000	40,526
4.375%, 8/11/20		36,000	39,289
Royal Bank of Canada
2.300%, 7/20/16		73,000	74,466
1.200%, 1/23/17		100,000	99,886
1.400%, 10/13/17		100,000	99,573
1.500%, 1/16/18		91,000	90,505
Royal Bank of Scotland Group plc
5.050%, 1/8/15		761,000	761,000
6.400%, 10/21/19		100,000	115,564
Royal Bank of Scotland plc
5.625%, 8/24/20		91,000	103,780
Santander Holdings USA, Inc./Pennsylvania
4.625%, 4/19/16		36,000	37,510
Sumitomo Mitsui Banking Corp.
1.450%, 7/19/16		250,000	250,500
SunTrust Banks, Inc./Georgia
7.250%, 3/15/18		91,000	105,752
2.750%, 5/1/23		200,000	194,516
Svenska Handelsbanken AB
3.125%, 7/12/16		250,000	257,804
Toronto-Dominion Bank
2.500%, 7/14/16		128,000	131,049
2.375%, 10/19/16		73,000	74,700
1.125%, 5/2/17		100,000	99,608
2.250%, 11/5/19		100,000	100,162
U.S. Bancorp/Minnesota
1.950%, 11/15/18		100,000	100,179
2.950%, 7/15/22		91,000	89,476
3.700%, 1/30/24		150,000	157,368
U.S. Bank N.A./Ohio
1.100%, 1/30/17		250,000	249,617
Wachovia Corp.
5.625%, 10/15/16		91,000	97,899
5.750%, 2/1/18		73,000	81,711
Wells Fargo & Co.
1.500%, 7/1/15		90,000	90,466
3.676%, 6/15/16 (e)		150,000	155,681
1.150%, 6/2/17		100,000	99,434

See Notes to Financial Statements.

1207

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

5.625%, 12/11/17		$182,000	$202,815
1.500%, 1/16/18		109,000	108,407
2.150%, 1/15/19		47,000	47,148
2.125%, 4/22/19		127,000	126,818
4.600%, 4/1/21		150,000	166,529
3.500%, 3/8/22		273,000	282,991
3.450%, 2/13/23		109,000	110,343
3.300%, 9/9/24		39,000	39,209
4.100%, 6/3/26		51,000	52,325
5.375%, 11/2/43		39,000	44,428
Westpac Banking Corp.
0.950%, 1/12/16		109,000	109,380
2.000%, 8/14/17		73,000	74,008
4.875%, 11/19/19		109,000	121,429

			46,065,450

Capital Markets (2.0%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24		100,000	104,990
Ameriprise Financial, Inc.
7.300%, 6/28/19		33,000	39,930
5.300%, 3/15/20		36,000	40,781
Bank of New York Mellon Corp.
2.300%, 7/28/16		150,000	153,184
2.100%, 1/15/19		119,000	119,330
5.450%, 5/15/19		73,000	83,065
4.150%, 2/1/21		73,000	79,257
3.550%, 9/23/21		36,000	37,684
3.650%, 2/4/24		100,000	104,628
BlackRock, Inc.
5.000%, 12/10/19		73,000	82,332
3.500%, 3/18/24		100,000	102,920
Charles Schwab Corp.
4.450%, 7/22/20		36,000	39,482
3.225%, 9/1/22		36,000	36,458
Credit Suisse AG/New York
1.375%, 5/26/17		250,000	249,260
4.375%, 8/5/20		146,000	157,796
3.625%, 9/9/24		250,000	253,979
Deutsche Bank AG/London
3.250%, 1/11/16		100,000	102,081
6.000%, 9/1/17		182,000	201,942
4.296%, 5/24/28 (l)		200,000	193,661
Eaton Vance Corp.
6.500%, 10/2/17		22,000	24,708
Goldman Sachs Group, Inc.
5.125%, 1/15/15		1,088,000	1,089,362
0.429%, 5/18/15 (l)	EUR	50,000	60,538
3.625%, 2/7/16		$473,000	484,706
5.625%, 1/15/17		109,000	116,799
6.250%, 9/1/17		273,000	303,171
6.150%, 4/1/18		273,000	306,634
2.900%, 7/19/18		325,000	332,985
2.625%, 1/31/19		145,000	146,074
7.500%, 2/15/19		471,000	563,341
2.550%, 10/23/19		212,000	210,840
5.375%, 3/15/20		255,000	286,027
5.250%, 7/27/21		264,000	297,633
5.750%, 1/24/22		150,000	173,582
4.000%, 3/3/24		185,000	191,915
Jefferies Group LLC
8.500%, 7/15/19		109,000	130,718
5.125%, 1/20/23		18,000	18,626

Lazard Group LLC
4.250%, 11/14/20		$125,000	$131,563
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (h)*		5,000,000	725,000
0.000%, 12/30/16*		10,200,000	1,402,500
6.750%, 12/28/17 (b)(h)*†		470,000	—
Macquarie Bank Ltd.
1.650%, 3/24/17§		88,000	88,035
1.600%, 10/27/17§		98,000	97,308
Morgan Stanley
6.000%, 4/28/15		16,000	16,256
1.750%, 2/25/16		150,000	151,054
5.550%, 4/27/17		219,000	237,675
5.950%, 12/28/17		182,000	202,430
7.300%, 5/13/19		437,000	520,791
2.375%, 7/23/19		150,000	148,183
5.750%, 1/25/21		273,000	313,683
5.500%, 7/28/21		55,000	62,335
3.750%, 2/25/23		238,000	244,290
4.100%, 5/22/23		55,000	55,434
3.875%, 4/29/24		150,000	153,852
5.000%, 11/24/25		65,000	69,407
4.350%, 9/8/26		95,000	95,740
Nomura Holdings, Inc.
4.125%, 1/19/16		36,000	37,007
6.700%, 3/4/20		74,000	87,991
Northern Trust Corp.
3.450%, 11/4/20		73,000	77,447
Raymond James Financial, Inc.
4.250%, 4/15/16		36,000	37,297
8.600%, 8/15/19		36,000	44,510
SteelRiver Transmission Co. LLC
4.710%, 6/30/17§		612,258	637,496
TD Ameritrade Holding Corp.
5.600%, 12/1/19		36,000	41,175
UBS AG/Connecticut
5.875%, 7/15/16		91,000	97,263
5.875%, 12/20/17		74,000	82,659
5.750%, 4/25/18		122,000	136,918
4.875%, 8/4/20		170,000	188,889

			13,104,607

Consumer Finance (2.4%)
Ally Financial, Inc.
8.300%, 2/12/15		718,000	720,693
3.125%, 1/15/16		300,000	301,875
5.500%, 2/15/17		400,000	420,500
3.250%, 9/29/17		1,000,000	1,003,100
8.000%, 3/15/20		804,000	948,720
American Express Centurion Bank
6.000%, 9/13/17		146,000	162,844
American Express Co.
6.150%, 8/28/17		363,000	404,797
7.000%, 3/19/18		2,339,000	2,703,511
8.125%, 5/20/19		91,000	112,781
American Express Credit Corp.
2.800%, 9/19/16		109,000	112,208
1.125%, 6/5/17		170,000	169,396
1.550%, 9/22/17		105,000	104,786
2.125%, 3/18/19		100,000	100,032
2.250%, 8/15/19		105,000	105,029

See Notes to Financial Statements.

1208

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

American Honda Finance Corp.
2.125%, 10/10/18	$150,000	$150,548
Capital One Financial Corp.
3.150%, 7/15/16	124,000	127,527
2.450%, 4/24/19	150,000	149,695
Caterpillar Financial Services Corp.
1.250%, 8/18/17	150,000	149,414
1.250%, 11/6/17	91,000	90,529
7.150%, 2/15/19	73,000	87,477
2.250%, 12/1/19	75,000	75,065
Discover Financial Services
6.450%, 6/12/17	73,000	80,658
5.200%, 4/27/22	55,000	60,318
3.850%, 11/21/22	330,000	333,834
Ford Motor Credit Co. LLC
3.875%, 1/15/15	181,000	181,141
3.984%, 6/15/16	91,000	94,233
8.000%, 12/15/16	182,000	203,380
3.000%, 6/12/17	273,000	279,891
1.724%, 12/6/17	315,000	311,459
2.375%, 1/16/18	3,009,000	3,025,685
5.875%, 8/2/21	182,000	210,533
4.375%, 8/6/23	200,000	213,441
HSBC USA, Inc.
1.500%, 11/13/17	100,000	99,416
1.625%, 1/16/18	146,000	145,201
3.500%, 6/23/24	100,000	102,874
John Deere Capital Corp.
2.800%, 9/18/17	182,000	189,332
1.300%, 3/12/18	55,000	54,478
3.150%, 10/15/21	109,000	113,029
3.350%, 6/12/24	98,000	100,519
Navient Corp.
8.450%, 6/15/18	1,100,000	1,226,500
Synchrony Financial
3.000%, 8/15/19	75,000	75,807
4.250%, 8/15/24	75,000	77,109
Toyota Motor Credit Corp.
2.800%, 1/11/16	146,000	149,128
2.000%, 9/15/16	109,000	110,906
1.250%, 10/5/17	73,000	72,725
2.750%, 5/17/21	302,000	305,224
3.400%, 9/15/21	109,000	114,059

		16,131,407

Diversified Financial Services (1.0%)
Bank of America N.A.
0.521%, 6/15/16 (l)	616,000	611,818
1.125%, 11/14/16	250,000	248,377
5.300%, 3/15/17	182,000	195,286
0.541%, 6/15/17 (l)	400,000	394,158
Berkshire Hathaway, Inc.
1.550%, 2/9/18	55,000	54,933
3.000%, 2/11/23	150,000	150,934
Block Financial LLC
5.500%, 11/1/22	73,000	79,508
Boeing Capital Corp.
2.125%, 8/15/16	55,000	56,067
Delos Finance Sarl, Term Loan
3.500%, 2/27/21	1,300,000	1,286,458
General Electric Capital Corp.
1.000%, 1/8/16	91,000	91,355

2.950%, 5/9/16	$109,000	$112,107
1.500%, 7/12/16	100,000	100,906
5.400%, 2/15/17	294,000	319,532
1.600%, 11/20/17	55,000	55,325
6.000%, 8/7/19	396,000	461,554
5.300%, 2/11/21	109,000	124,686
4.650%, 10/17/21	182,000	204,569
3.150%, 9/7/22	109,000	111,121
3.100%, 1/9/23	263,000	266,268
NASDAQ OMX Group, Inc.
5.550%, 1/15/20	36,000	39,662
National Credit Union Administration Guaranteed Notes
2.350%, 6/12/17	73,000	75,025
National Rural Utilities Cooperative Finance Corp.
3.050%, 3/1/16	109,000	111,815
5.450%, 2/1/18	109,000	120,817
Private Export Funding Corp.
1.375%, 2/15/17	18,000	18,094
2.250%, 3/15/20	150,000	151,305
2.050%, 11/15/22	46,000	44,294
Sasol Financing International plc
4.500%, 11/14/22	50,000	49,625
Schlumberger Investment S.A.
3.650%, 12/1/23	38,000	39,694
Shell International Finance B.V.
0.900%, 11/15/16	100,000	99,687
4.300%, 9/22/19	73,000	79,427
4.375%, 3/25/20	36,000	39,374
2.375%, 8/21/22	73,000	70,010
3.400%, 8/12/23	150,000	154,098
3.625%, 8/21/42	30,000	27,998
Voya Financial, Inc.
5.500%, 7/15/22	36,000	40,441
Waha Aerospace B.V.
3.925%, 7/28/20§	322,800	337,326
XTRA Finance Corp.
5.150%, 4/1/17	36,000	38,941

		6,462,595

Insurance (0.7%)
ACE INA Holdings, Inc.
5.900%, 6/15/19	36,000	41,299
Aflac, Inc.
8.500%, 5/15/19	55,000	68,653
3.625%, 11/15/24	50,000	50,748
Alleghany Corp.
5.625%, 9/15/20	36,000	40,300
Allstate Corp.
7.450%, 5/16/19	73,000	88,208
American Financial Group, Inc./Ohio
9.875%, 6/15/19	36,000	46,125
American International Group, Inc.
5.450%, 5/18/17	91,000	99,142
5.850%, 1/16/18	91,000	101,927
3.375%, 8/15/20	175,000	181,620
6.400%, 12/15/20	182,000	216,496
4.875%, 6/1/22	73,000	82,049
4.500%, 7/16/44	55,000	58,034
Aon Corp.
5.000%, 9/30/20	36,000	40,190

See Notes to Financial Statements.

1209

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Axis Specialty Finance LLC
5.875%, 6/1/20	$55,000	$62,524
Berkshire Hathaway Finance Corp.
0.950%, 8/15/16	100,000	100,017
4.250%, 1/15/21	109,000	119,706
4.300%, 5/15/43	26,000	27,528
Chubb Corp.
5.750%, 5/15/18	36,000	40,642
6.375%, 3/29/67 (l)	73,000	78,110
CNA Financial Corp.
5.875%, 8/15/20	109,000	123,983
Hartford Financial Services Group, Inc.
5.500%, 3/30/20	73,000	82,151
HCC Insurance Holdings, Inc.
6.300%, 11/15/19	36,000	41,588
Lincoln National Corp.
8.750%, 7/1/19	36,000	44,963
6.050%, 4/20/67 (l)	109,000	109,954
Manulife Financial Corp.
3.400%, 9/17/15	325,000	330,779
Markel Corp.
7.125%, 9/30/19	36,000	42,796
5.350%, 6/1/21	36,000	40,621
Marsh & McLennan Cos., Inc.
2.350%, 9/10/19	75,000	74,959
4.800%, 7/15/21	36,000	39,846
MassMutual Global Funding II
2.350%, 4/9/19§	200,000	201,145
MetLife, Inc.
6.750%, 6/1/16	109,000	117,541
4.750%, 2/8/21	91,000	101,341
3.048%, 12/15/22	55,000	54,873
4.368%, 9/15/23	200,000	218,387
3.600%, 4/10/24	62,000	63,793
Metropolitan Life Global Funding I
1.300%, 4/10/17§	355,000	354,189
2.300%, 4/10/19§	150,000	150,234
Montpelier Reinsurance Holdings Ltd.
4.700%, 10/15/22	73,000	75,532
OneBeacon U.S. Holdings, Inc.
4.600%, 11/9/22	36,000	37,509
PartnerReinsurance Finance B LLC
5.500%, 6/1/20	36,000	40,506
Principal Financial Group, Inc.
8.875%, 5/15/19	73,000	91,741
Progressive Corp.
3.750%, 8/23/21	46,000	49,147
Protective Life Corp.
7.375%, 10/15/19	36,000	43,401
Prudential Financial, Inc.
4.750%, 9/17/15	315,000	323,258
6.000%, 12/1/17	173,000	192,901
3.500%, 5/15/24	100,000	101,827
5.875%, 9/15/42 (l)	55,000	58,025
Reinsurance Group of America, Inc.
6.450%, 11/15/19	36,000	41,863
Torchmark Corp.
9.250%, 6/15/19	36,000	45,448
Travelers Cos., Inc.
5.800%, 5/15/18	91,000	102,791
Unum Group
5.625%, 9/15/20	36,000	40,642

XLIT Ltd.
2.300%, 12/15/18	$55,000	$54,844

		5,035,896

Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc.
2.750%, 1/15/20	50,000	49,373
American Tower Corp.
5.050%, 9/1/20	128,000	138,537
5.000%, 2/15/24	100,000	105,791
ARC Properties Operating Partnership LP
4.600%, 2/6/24	100,000	92,250
AvalonBay Communities, Inc.
5.700%, 3/15/17	55,000	59,901
4.200%, 12/15/23	100,000	105,924
Boston Properties LP
3.700%, 11/15/18	73,000	77,256
5.875%, 10/15/19	109,000	124,799
Brandywine Operating Partnership LP
4.950%, 4/15/18	36,000	38,541
Camden Property Trust
4.625%, 6/15/21	73,000	79,992
CubeSmart LP
4.375%, 12/15/23	50,000	52,892
DDR Corp.
4.625%, 7/15/22	55,000	58,564
Digital Realty Trust LP
3.625%, 10/1/22	55,000	54,169
Duke Realty LP
6.750%, 3/15/20	55,000	64,552
EPR Properties
7.750%, 7/15/20	36,000	43,017
Equity Commonwealth
6.650%, 1/15/18	36,000	39,253
ERP Operating LP
5.125%, 3/15/16	182,000	190,730
Essex Portfolio LP
3.875%, 5/1/24	50,000	50,803
Federal Realty Investment Trust
3.000%, 8/1/22	36,000	35,920
HCP, Inc.
3.750%, 2/1/16	36,000	37,014
6.000%, 1/30/17	73,000	79,543
3.150%, 8/1/22	36,000	35,389
4.250%, 11/15/23	140,000	146,617
Health Care REIT, Inc.
4.700%, 9/15/17	73,000	78,441
6.125%, 4/15/20	53,000	60,760
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	36,000	39,346
Highwoods Realty LP
3.625%, 1/15/23	55,000	54,989
Hospitality Properties Trust
5.625%, 3/15/17	36,000	38,559
Host Hotels & Resorts LP
4.750%, 3/1/23	36,000	38,070
Kimco Realty Corp.
6.875%, 10/1/19	36,000	42,631
3.200%, 5/1/21	50,000	50,530
Liberty Property LP
4.750%, 10/1/20	73,000	78,933

See Notes to Financial Statements.

1210

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Mack-Cali Realty LP
7.750%, 8/15/19	$36,000	$42,555
National Retail Properties, Inc.
3.800%, 10/15/22	55,000	56,322
Prologis LP
4.250%, 8/15/23	100,000	105,718
Realty Income Corp.
5.750%, 1/15/21	91,000	104,286
Senior Housing Properties Trust
4.300%, 1/15/16	36,000	36,713
Simon Property Group LP
2.150%, 9/15/17	200,000	203,751
5.650%, 2/1/20	82,000	94,460
4.125%, 12/1/21	36,000	39,158
UDR, Inc.
4.250%, 6/1/18	73,000	78,049
Ventas Realty LP/Ventas Capital Corp.
2.000%, 2/15/18	55,000	54,973
4.250%, 3/1/22	40,000	42,101
3.250%, 8/15/22	36,000	35,526
Vornado Realty LP
5.000%, 1/15/22	91,000	99,933
Washington Real Estate Investment Trust
3.950%, 10/15/22	36,000	35,985
Weingarten Realty Investors
3.375%, 10/15/22	109,000	107,818
Weyerhaeuser Co.
4.625%, 9/15/23	100,000	107,031

		3,487,465

Thrifts & Mortgage Finance (0.1%)
Abbey National Treasury Services plc/London
4.000%, 4/27/16	36,000	37,279
1.650%, 9/29/17	50,000	49,913
4.000%, 3/13/24	100,000	104,532
BPCE S.A.
1.613%, 7/25/17	250,000	248,770

		440,494

Total Financials		90,727,914

Health Care (2.1%)
Biotechnology (0.2%)
Amgen, Inc.
5.850%, 6/1/17	109,000	119,946
6.150%, 6/1/18	11,000	12,537
3.450%, 10/1/20	109,000	113,507
3.625%, 5/15/22	91,000	93,988
3.625%, 5/22/24	178,000	180,719
5.650%, 6/15/42	68,000	80,284
Biogen Idec, Inc.
6.875%, 3/1/18	36,000	41,506
Celgene Corp.
2.300%, 8/15/18	86,000	86,560
2.250%, 5/15/19	155,000	154,148
3.250%, 8/15/22	62,000	62,396
Gilead Sciences, Inc.
2.350%, 2/1/20	116,000	116,363
4.500%, 4/1/21	109,000	120,900
3.500%, 2/1/25	28,000	28,734
4.500%, 2/1/45	78,000	83,494

		1,295,082

Health Care Equipment & Supplies (0.4%)
Abbott Laboratories
4.125%, 5/27/20	$73,000	$78,743
Baxter International, Inc.
0.950%, 6/1/16	100,000	99,902
5.900%, 9/1/16	73,000	78,645
4.250%, 3/15/20	36,000	38,674
2.400%, 8/15/22	36,000	34,284
Becton Dickinson and Co.
1.800%, 12/15/17	24,000	23,992
2.675%, 12/15/19	74,000	74,681
3.250%, 11/12/20	109,000	110,663
3.125%, 11/8/21	38,000	38,167
3.734%, 12/15/24	76,000	78,042
4.685%, 12/15/44	11,000	11,810
BioMed Realty LP
2.625%, 5/1/19	50,000	49,795
Boston Scientific Corp.
6.400%, 6/15/16	150,000	160,609
5.125%, 1/12/17	413,000	440,603
2.650%, 10/1/18	75,000	74,946
6.000%, 1/15/20	36,000	40,523
C.R. Bard, Inc.
2.875%, 1/15/16	36,000	36,752
CareFusion Corp.
1.450%, 5/15/17	60,000	59,596
3.300%, 3/1/23	36,000	35,426
Covidien International Finance S.A.
4.200%, 6/15/20	36,000	38,675
2.950%, 6/15/23	150,000	146,974
DENTSPLY International, Inc.
2.750%, 8/15/16	20,000	20,423
4.125%, 8/15/21	36,000	37,745
Medtronic, Inc.
1.375%, 4/1/18	36,000	35,614
2.500%, 3/15/20§	48,000	48,031
4.450%, 3/15/20	109,000	119,356
3.125%, 3/15/22	45,000	45,529
3.150%, 3/15/22§	200,000	202,327
3.500%, 3/15/25§(b)	45,000	45,990
4.625%, 3/15/44	62,000	66,835
4.625%, 3/15/45§	23,000	24,893
St. Jude Medical, Inc.
3.250%, 4/15/23	55,000	54,904
Stryker Corp.
4.375%, 1/15/20	36,000	38,502
Zimmer Holdings, Inc.
4.625%, 11/30/19	55,000	60,173

		2,551,824

Health Care Providers & Services (0.8%)
Aetna, Inc.
3.950%, 9/1/20	128,000	135,837
2.750%, 11/15/22	75,000	72,769
4.500%, 5/15/42	37,000	38,997
4.125%, 11/15/42	19,000	19,086
AmerisourceBergen Corp.
1.150%, 5/15/17	148,000	146,658
4.875%, 11/15/19	55,000	60,693
Anthem, Inc.
1.875%, 1/15/18	175,000	174,572
2.300%, 7/15/18	150,000	150,290

See Notes to Financial Statements.

1211

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

4.350%, 8/15/20	$237,000	$256,137
3.300%, 1/15/23	55,000	54,901
4.650%, 8/15/44	17,000	18,040
Cardinal Health, Inc.
4.625%, 12/15/20	36,000	39,178
3.500%, 11/15/24	100,000	99,980
Cigna Corp.
5.125%, 6/15/20	78,000	86,796
4.375%, 12/15/20	36,000	38,768
Coventry Health Care, Inc.
5.450%, 6/15/21	56,000	63,700
Express Scripts Holding Co.
3.125%, 5/15/16	91,000	93,352
1.250%, 6/2/17	59,000	58,335
4.750%, 11/15/21	36,000	39,651
3.500%, 6/15/24	100,000	99,622
HCA, Inc., Term Loan
2.656%, 5/1/16	2,437,500	2,421,656
Humana, Inc.
7.200%, 6/15/18	55,000	64,134
3.850%, 10/1/24	100,000	100,611
Laboratory Corp. of America Holdings
2.200%, 8/23/17	24,000	24,233
4.625%, 11/15/20	91,000	97,440
3.750%, 8/23/22	20,000	20,471
McKesson Corp.
2.700%, 12/15/22	55,000	52,537
2.850%, 3/15/23	73,000	70,307
3.796%, 3/15/24	100,000	102,693
Medco Health Solutions, Inc.
7.125%, 3/15/18	91,000	105,034
4.125%, 9/15/20	91,000	96,669
Quest Diagnostics, Inc.
6.400%, 7/1/17	73,000	81,317
UnitedHealth Group, Inc.
6.000%, 2/15/18	91,000	102,688
3.375%, 11/15/21	95,000	99,148
2.875%, 12/15/21	47,000	47,256
2.875%, 3/15/23	55,000	54,705
3.950%, 10/15/42	58,000	57,565

		5,345,826

Life Sciences Tools & Services (0.1%)
Life Technologies Corp.
6.000%, 3/1/20	36,000	41,118
Thermo Fisher Scientific, Inc.
3.200%, 3/1/16	182,000	186,206
1.850%, 1/15/18	36,000	35,781
3.600%, 8/15/21	118,000	121,716
3.300%, 2/15/22	192,000	193,060
4.150%, 2/1/24	38,000	39,831
5.300%, 2/1/44	15,000	17,365

		635,077

Pharmaceuticals (0.6%)
AbbVie, Inc.
1.750%, 11/6/17	130,000	130,293
2.900%, 11/6/22	257,000	252,942
4.400%, 11/6/42	45,000	46,218
Actavis Funding SCS
1.300%, 6/15/17	150,000	147,344
2.450%, 6/15/19	141,000	138,636

Actavis, Inc.
6.125%, 8/15/19	$47,000	$53,266
3.250%, 10/1/22	148,000	144,855
Allergan, Inc.
3.375%, 9/15/20	91,000	92,480
AstraZeneca plc
5.900%, 9/15/17	73,000	81,757
Bristol-Myers Squibb Co.
4.500%, 3/1/44	91,000	100,121
Eli Lilly & Co.
5.200%, 3/15/17	109,000	118,480
Forest Laboratories, Inc.
4.375%, 2/1/19§	85,000	89,752
5.000%, 12/15/21§	98,000	105,785
GlaxoSmithKline Capital plc
2.850%, 5/8/22	91,000	90,815
GlaxoSmithKline Capital, Inc.
5.650%, 5/15/18	73,000	82,154
2.800%, 3/18/23	73,000	72,055
Johnson & Johnson
5.550%, 8/15/17	109,000	121,427
2.950%, 9/1/20	73,000	75,847
2.450%, 12/5/21	50,000	50,210
Merck & Co., Inc.
1.300%, 5/18/18	61,000	60,436
2.400%, 9/15/22	55,000	53,633
2.800%, 5/18/23	125,000	124,346
Mylan, Inc.
1.350%, 11/29/16	100,000	99,440
Novartis Capital Corp.
4.400%, 4/24/20	76,000	84,128
2.400%, 9/21/22	36,000	35,398
3.400%, 5/6/24	100,000	103,745
Novartis Securities Investment Ltd.
5.125%, 2/10/19	128,000	143,603
Perrigo Co. plc
4.000%, 11/15/23	200,000	204,748
Pfizer, Inc.
1.100%, 5/15/17	100,000	99,895
6.200%, 3/15/19	91,000	105,756
3.400%, 5/15/24	150,000	155,365
4.400%, 5/15/44	67,000	72,212
Sanofi S.A.
2.625%, 3/29/16	91,000	93,146
1.250%, 4/10/18	91,000	90,161
4.000%, 3/29/21	73,000	79,149
Teva Pharmaceutical Finance Co. B.V.
3.650%, 11/10/21	89,000	91,269
2.950%, 12/18/22	73,000	71,090
Teva Pharmaceutical Finance IV B.V.
3.650%, 11/10/21	91,000	93,320
Teva Pharmaceutical Finance IV LLC
2.250%, 3/18/20	36,000	35,370
Wyeth LLC
5.500%, 2/15/16	82,000	86,419
Zoetis, Inc.
1.875%, 2/1/18	73,000	72,327

		4,049,393

Total Health Care		13,877,202

See Notes to Financial Statements.

1212

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Industrials (1.6%)
Aerospace & Defense (0.2%)
Boeing Co.
2.350%, 10/30/21	$125,000	$123,609
General Dynamics Corp.
2.250%, 11/15/22	125,000	119,917
Honeywell International, Inc.
5.300%, 3/1/18	28,000	31,064
4.250%, 3/1/21	91,000	100,590
L-3 Communications Corp.
3.950%, 11/15/16	36,000	37,486
4.950%, 2/15/21	146,000	158,466
Lockheed Martin Corp.
2.125%, 9/15/16	91,000	92,613
3.350%, 9/15/21	91,000	94,497
4.070%, 12/15/42	30,000	30,234
Precision Castparts Corp.
1.250%, 1/15/18	91,000	89,827
Raytheon Co.
4.400%, 2/15/20	146,000	159,199
3.150%, 12/15/24	17,000	17,027
Rockwell Collins, Inc.
5.250%, 7/15/19	18,000	20,243
Textron, Inc.
4.625%, 9/21/16	36,000	38,042
7.250%, 10/1/19	36,000	42,708
United Technologies Corp.
1.800%, 6/1/17	18,000	18,269
6.125%, 2/1/19	55,000	63,766
4.500%, 4/15/20	73,000	80,725
3.100%, 6/1/22	109,000	111,085

		1,429,367

Air Freight & Logistics (0.1%)
FedEx Corp.
8.000%, 1/15/19	36,000	43,791
2.700%, 4/15/23	36,000	35,022
4.900%, 1/15/34	76,000	83,793
5.100%, 1/15/44	47,000	54,320
United Parcel Service, Inc.
3.125%, 1/15/21	109,000	114,229

		331,155

Airlines (0.1%)
Continental Airlines, Inc.
Series 2009-1 9.000%, 7/8/16	67,919	74,456
Series 2010-1 B B 6.000%, 1/12/19	654,370	682,999
Delta Air Lines, Inc.
Series 2009-1 A 7.750%, 12/17/19	41,209	47,493
Series 2010-2 A 4.950%, 5/23/19	49,514	52,980
Southwest Airlines Co.
2.750%, 11/6/19	78,000	78,225
United Airlines, Inc.
Series 2009-2 A 9.750%, 1/15/17	39,393	43,308

		979,461

Commercial Services & Supplies (0.1%)
Board of Trustees of the Leland Stanford Junior University
4.250%, 5/1/16	$91,000	$95,045
Cornell University
5.450%, 2/1/19	73,000	81,882
Pitney Bowes, Inc.
5.750%, 9/15/17	17,000	18,425
4.625%, 3/15/24	200,000	204,544
Republic Services, Inc.
5.500%, 9/15/19	54,000	60,785
5.250%, 11/15/21	73,000	82,617
Waste Management, Inc.
7.375%, 3/11/19	73,000	88,330
4.750%, 6/30/20	36,000	39,403
2.900%, 9/15/22	73,000	72,102

		743,133

Construction & Engineering (0.0%)
ABB Finance USA, Inc.
1.625%, 5/8/17	46,000	46,064
2.875%, 5/8/22	73,000	73,068

		119,132

Electrical Equipment (0.1%)
Eaton Corp.
1.500%, 11/2/17	55,000	54,703
2.750%, 11/2/22	172,000	168,925
Emerson Electric Co.
4.875%, 10/15/19	91,000	101,203
Roper Industries, Inc.
1.850%, 11/15/17	36,000	35,985

		360,816

Industrial Conglomerates (0.2%)
3M Co.
1.375%, 9/29/16	36,000	36,506
1.625%, 6/15/19	100,000	98,780
Acuity Brands Lighting, Inc.
6.000%, 12/15/19	36,000	39,802
Cooper U.S., Inc.
2.375%, 1/15/16	36,000	36,513
3.875%, 12/15/20	36,000	38,141
Danaher Corp.
5.400%, 3/1/19	36,000	40,631
3.900%, 6/23/21	55,000	59,462
General Electric Co.
5.250%, 12/6/17	182,000	201,646
2.700%, 10/9/22	128,000	128,166
4.500%, 3/11/44	84,000	92,579
Hutchison Whampoa International Ltd.
7.625%, 4/9/19 (m)	254,000	305,524
Ingersoll-Rand Global Holding Co., Ltd.
6.875%, 8/15/18	36,000	41,634
Koninklijke Philips N.V.
5.750%, 3/11/18	73,000	80,994
Pentair Finance S.A.
5.000%, 5/15/21	55,000	60,935
Tyco Electronics Group S.A.
4.875%, 1/15/21	73,000	80,087

		1,341,400

See Notes to Financial Statements.

1213

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Machinery (0.1%)
Caterpillar, Inc.
1.500%, 6/26/17	$182,000	$182,483
3.400%, 5/15/24	70,000	72,157
4.750%, 5/15/64	32,000	34,608
Deere & Co.
2.600%, 6/8/22	182,000	178,470
Dover Corp.
5.450%, 3/15/18	36,000	39,852
Ingersoll-Rand Luxembourg Finance S.A.
2.625%, 5/1/20	50,000	49,710
Joy Global, Inc.
5.125%, 10/15/21	58,000	64,107
Kennametal, Inc.
3.875%, 2/15/22	54,000	54,847
Pall Corp.
5.000%, 6/15/20	36,000	39,392
Snap-on, Inc.
4.250%, 1/15/18	36,000	38,556
Stanley Black & Decker, Inc.
2.900%, 11/1/22	36,000	35,409
Xylem, Inc.
3.550%, 9/20/16	91,000	94,325

		883,916

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22	36,000	35,417
Verisk Analytics, Inc.
5.800%, 5/1/21	36,000	40,583

		76,000

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC
4.700%, 10/1/19	182,000	201,137
3.000%, 3/15/23	58,000	57,753
3.750%, 4/1/24	23,000	24,090
3.400%, 9/1/24	100,000	101,132
Canadian National Railway Co.
5.550%, 3/1/19	128,000	145,063
Canadian Pacific Railway Co.
7.250%, 5/15/19	36,000	43,049
CSX Corp.
6.250%, 3/15/18	109,000	123,785
3.700%, 10/30/20	36,000	38,002
4.100%, 3/15/44	30,000	30,033
Norfolk Southern Corp.
7.700%, 5/15/17	98,000	111,941
5.900%, 6/15/19	73,000	83,787
Ryder System, Inc.
3.600%, 3/1/16	73,000	75,107
2.500%, 3/1/18	46,000	47,603
2.450%, 9/3/19	119,000	117,977
Union Pacific Corp.
2.750%, 4/15/23	125,000	123,955
4.821%, 2/1/44	38,000	43,209
Union Pacific Railroad Co. Pass-Through Trust
3.227%, 5/14/26	90,000	90,466

		1,458,089

Trading Companies & Distributors (0.5%)
Air Lease Corp.
5.625%, 4/1/17 (b)	$200,000	$215,000
Doric Nimrod Air Finance Alpha Ltd.
5.125%, 11/30/22§	190,551	197,814
5.250%, 5/30/23§	2,282,572	2,379,582
GATX Corp.
3.500%, 7/15/16	36,000	37,181
International Lease Finance Corp.
6.750%, 9/1/16§	150,000	159,937

		2,989,514

Total Industrials		10,711,983

Information Technology (1.5%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
4.950%, 2/15/19	100,000	111,772
2.125%, 3/1/19	209,000	209,854
3.625%, 3/4/24	150,000	156,757
Harris Corp.
6.375%, 6/15/19	31,000	35,952

		514,335

Electronic Equipment, Instruments & Components (0.0%)
Amphenol Corp.
1.550%, 9/15/17	25,000	24,867
Arrow Electronics, Inc.
6.000%, 4/1/20	36,000	40,631
Avnet, Inc.
5.875%, 6/15/20	91,000	101,624
Corning, Inc.
1.450%, 11/15/17	55,000	54,718

		221,840

Internet Software & Services (0.5%)
Alibaba Group Holding Ltd.
2.500%, 11/28/19§	450,000	442,044
3.125%, 11/28/21§	200,000	197,106
3.600%, 11/28/24§	2,500,000	2,475,813
Baidu, Inc.
2.750%, 6/9/19	200,000	198,766
eBay, Inc.
3.250%, 10/15/20	36,000	36,542
2.600%, 7/15/22	91,000	85,863
Google, Inc.
2.125%, 5/19/16	36,000	36,757
3.625%, 5/19/21	36,000	38,620

		3,511,511

IT Services (0.2%)
Computer Sciences Corp.
6.500%, 3/15/18	73,000	81,329
Fidelity National Information Services, Inc.
1.450%, 6/5/17	30,000	29,785
2.000%, 4/15/18	21,000	20,836
Fiserv, Inc.
4.625%, 10/1/20	36,000	39,183
International Business Machines Corp.
0.450%, 5/6/16	150,000	149,584
5.700%, 9/14/17	273,000	304,108
7.625%, 10/15/18	91,000	109,576
1.875%, 8/1/22	91,000	84,617

See Notes to Financial Statements.

1214

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

MasterCard, Inc.
3.375%, 4/1/24	$106,000	$108,906
Western Union Co.
5.253%, 4/1/20	146,000	159,513
Xerox Corp.
6.350%, 5/15/18	109,000	123,202
3.800%, 5/15/24	100,000	98,276

		1,308,915

Semiconductors & Semiconductor Equipment (0.1%)
Broadcom Corp.
2.500%, 8/15/22	36,000	34,503
Intel Corp.
1.950%, 10/1/16	73,000	74,277
1.350%, 12/15/17	128,000	127,553
2.700%, 12/15/22	91,000	89,509
KLA-Tencor Corp.
4.125%, 11/1/21	57,000	58,417
4.650%, 11/1/24	100,000	102,601
Texas Instruments, Inc.
2.375%, 5/16/16	91,000	93,053

		579,913

Software (0.3%)
Adobe Systems, Inc.
4.750%, 2/1/20	46,000	50,469
Autodesk, Inc.
3.600%, 12/15/22	36,000	35,567
CA, Inc.
4.500%, 8/15/23	100,000	104,529
Microsoft Corp.
4.200%, 6/1/19	109,000	119,832
2.375%, 5/1/23	205,000	200,701
Oracle Corp.
5.250%, 1/15/16	91,000	95,383
1.200%, 10/15/17	128,000	127,192
5.750%, 4/15/18	219,000	247,565
2.800%, 7/8/21	197,000	198,081
2.500%, 10/15/22	146,000	142,210
4.300%, 7/8/34	67,000	71,420
Symantec Corp.
3.950%, 6/15/22	182,000	182,881

		1,575,830

Technology Hardware, Storage & Peripherals (0.3%)
Apple, Inc.
1.050%, 5/5/17	200,000	200,026
1.000%, 5/3/18	182,000	178,784
2.100%, 5/6/19	358,000	361,134
2.850%, 5/6/21	114,000	116,509
2.400%, 5/3/23	273,000	265,513
EMC Corp.
1.875%, 6/1/18	91,000	90,405
2.650%, 6/1/20	73,000	72,311
3.375%, 6/1/23	36,000	35,720
Hewlett-Packard Co.
3.000%, 9/15/16	91,000	93,429
3.750%, 12/1/20	307,000	317,592
4.375%, 9/15/21	91,000	95,721
4.050%, 9/15/22	36,000	36,473
Lexmark International, Inc.
5.125%, 3/15/20	36,000	38,027

NetApp, Inc.
2.000%, 12/15/17	$36,000	$35,956
Seagate HDD Cayman
3.750%, 11/15/18§	150,000	154,116
5.750%, 12/1/34§	22,000	23,174

		2,114,890

Total Information Technology		9,827,234

Materials (0.8%)
Chemicals (0.4%)
Agrium, Inc.
3.150%, 10/1/22	74,000	71,784
5.250%, 1/15/45	19,000	20,723
Air Products and Chemicals, Inc.
2.000%, 8/2/16	20,000	20,317
4.375%, 8/21/19	73,000	79,783
Cabot Corp.
5.000%, 10/1/16	36,000	38,120
Dow Chemical Co.
8.550%, 5/15/19	112,000	139,136
3.000%, 11/15/22	55,000	53,599
3.500%, 10/1/24	224,000	221,550
4.375%, 11/15/42	18,000	17,540
4.625%, 10/1/44	27,000	27,533
E.I. du Pont de Nemours & Co.
3.625%, 1/15/21	128,000	135,504
2.800%, 2/15/23	91,000	89,302
Eastman Chemical Co.
2.400%, 6/1/17	73,000	74,099
2.700%, 1/15/20	56,000	55,968
3.600%, 8/15/22	91,000	92,181
4.800%, 9/1/42	46,000	46,016
Ecolab, Inc.
1.450%, 12/8/17	55,000	54,462
4.350%, 12/8/21	91,000	99,124
Lubrizol Corp.
8.875%, 2/1/19	53,000	66,367
LYB International Finance B.V.
4.000%, 7/15/23	135,000	137,140
LyondellBasell Industries N.V.
5.750%, 4/15/24	200,000	229,152
Methanex Corp.
3.250%, 12/15/19	36,000	35,731
Monsanto Co.
5.125%, 4/15/18	36,000	39,684
2.125%, 7/15/19	100,000	100,173
2.200%, 7/15/22	29,000	27,446
4.400%, 7/15/44	31,000	32,240
Potash Corp. of Saskatchewan, Inc.
4.875%, 3/30/20	55,000	61,054
PPG Industries, Inc.
1.900%, 1/15/16	36,000	36,342
3.600%, 11/15/20	55,000	57,123
Praxair, Inc.
4.500%, 8/15/19	73,000	80,278
2.200%, 8/15/22	36,000	34,476
2.700%, 2/21/23	36,000	35,520
RPM International, Inc.
6.125%, 10/15/19	36,000	40,906

See Notes to Financial Statements.

1215

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Sherwin-Williams Co.
4.000%, 12/15/42	$15,000	$14,992
Valspar Corp.
7.250%, 6/15/19	36,000	42,288

		2,407,653

Construction Materials (0.0%)
CRH America, Inc.
6.000%, 9/30/16	91,000	97,941
5.750%, 1/15/21	91,000	104,630

		202,571

Containers & Packaging (0.0%)
Avery Dennison Corp.
5.375%, 4/15/20	36,000	39,299
Bemis Co., Inc.
6.800%, 8/1/19	36,000	42,282
Packaging Corp. of America
3.900%, 6/15/22	36,000	36,658
Rock-Tenn Co.
3.500%, 3/1/20	61,000	61,683

		179,922

Metals & Mining (0.4%)
Barrick Gold Corp.
6.950%, 4/1/19	55,000	62,527
3.850%, 4/1/22	60,000	57,813
4.100%, 5/1/23	73,000	70,840
Barrick North America Finance LLC
4.400%, 5/30/21	91,000	91,945
BHP Billiton Finance USA Ltd.
6.500%, 4/1/19	182,000	213,929
2.875%, 2/24/22	109,000	108,862
3.850%, 9/30/23	70,000	73,809
Celulosa Arauco y Constitucion S.A.
5.000%, 1/21/21	91,000	95,095
Freeport-McMoRan, Inc.
2.375%, 3/15/18	55,000	54,607
3.100%, 3/15/20	36,000	34,999
4.000%, 11/14/21	77,000	76,274
3.550%, 3/1/22	128,000	121,342
3.875%, 3/15/23	100,000	94,896
Glencore Canada Corp.
5.500%, 6/15/17	82,000	88,192
Goldcorp, Inc.
2.125%, 3/15/18	36,000	35,611
3.625%, 6/9/21	35,000	34,993
Newmont Mining Corp.
5.125%, 10/1/19	36,000	38,608
3.500%, 3/15/22	62,000	58,169
Nucor Corp.
5.850%, 6/1/18	55,000	61,507
5.200%, 8/1/43	30,000	32,976
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	36,000	35,249
Rio Tinto Finance USA Ltd.
9.000%, 5/1/19	182,000	229,761
4.125%, 5/20/21	91,000	96,234
Rio Tinto Finance USA plc
2.250%, 12/14/18	91,000	90,981
2.875%, 8/21/22	118,000	113,083

Southern Copper Corp.
3.500%, 11/8/22	$24,000	$22,785
Teck Resources Ltd.
4.500%, 1/15/21	36,000	35,336
Vale Overseas Ltd.
6.250%, 1/11/16	91,000	94,586
4.625%, 9/15/20	128,000	127,923

		2,352,932

Paper & Forest Products (0.0%)
International Paper Co.
9.375%, 5/15/19	146,000	185,089
3.650%, 6/15/24	37,000	36,774
4.800%, 6/15/44	59,000	59,917

		281,780

Total Materials		5,424,858

Telecommunication Services (1.2%)
Diversified Telecommunication Services (0.8%)
AT&T, Inc.
2.400%, 8/15/16	91,000	92,707
1.700%, 6/1/17	109,000	109,077
1.400%, 12/1/17	109,000	107,692
5.500%, 2/1/18	182,000	200,973
4.450%, 5/15/21	219,000	235,565
2.625%, 12/1/22	55,000	52,420
British Telecommunications plc
5.950%, 1/15/18	91,000	101,465
Deutsche Telekom International Finance B.V.
6.750%, 8/20/18	73,000	84,632
Orange S.A.
2.750%, 2/6/19	50,000	50,697
5.375%, 7/8/19	73,000	82,073
4.125%, 9/14/21	36,000	38,916
Qwest Corp.
6.500%, 6/1/17	91,000	99,873
Telefonica Emisiones S.A.U.
3.992%, 2/16/16	73,000	75,074
6.221%, 7/3/17	73,000	80,569
5.134%, 4/27/20	66,000	72,715
5.462%, 2/16/21	91,000	101,502
Verizon Communications, Inc.
1.771%, 9/15/16 (l)	400,000	407,375
2.500%, 9/15/16	402,000	410,601
1.991%, 9/14/18 (l)	100,000	104,234
3.650%, 9/14/18	550,000	582,422
2.550%, 6/17/19	100,000	100,366
2.625%, 2/21/20§	335,000	331,003
4.500%, 9/15/20	629,000	678,897
3.450%, 3/15/21	90,000	91,906
4.600%, 4/1/21	182,000	197,624
2.450%, 11/1/22	73,000	68,261
5.150%, 9/15/23	355,000	391,381
4.150%, 3/15/24	200,000	206,872
4.400%, 11/1/34	130,000	129,188
3.850%, 11/1/42	141,000	126,382

		5,412,462

Wireless Telecommunication Services (0.4%)
America Movil S.A.B. de C.V.
2.375%, 9/8/16	436,000	443,630

See Notes to Financial Statements.

1216

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

5.625%, 11/15/17	$36,000	$39,849
5.000%, 3/30/20	1,486,000	1,640,544
Rogers Communications, Inc.
6.800%, 8/15/18	91,000	105,247
4.100%, 10/1/23	100,000	105,675
Vodafone Group plc
5.450%, 6/10/19	109,000	122,293
2.500%, 9/26/22	129,000	121,475
2.950%, 2/19/23	91,000	87,899

		2,666,612

Total Telecommunication Services		8,079,074

Utilities (1.7%)
Electric Utilities (0.9%)
American Electric Power Co., Inc.
1.650%, 12/15/17	36,000	36,010
CenterPoint Energy Houston Electric LLC
4.500%, 4/1/44	55,000	61,239
Commonwealth Edison Co.
6.150%, 9/15/17	182,000	204,055
Detroit Edison Co.
2.650%, 6/15/22	91,000	89,141
DTE Electric Co.
5.600%, 6/15/18	36,000	40,529
Duke Energy Carolinas LLC
4.300%, 6/15/20	69,000	74,843
4.250%, 12/15/41	206,000	220,341
Duke Energy Corp.
2.150%, 11/15/16	146,000	148,705
5.050%, 9/15/19	36,000	39,964
3.750%, 4/15/24	20,000	20,964
Duke Energy Florida, Inc.
4.550%, 4/1/20	18,000	19,750
3.100%, 8/15/21	36,000	37,315
5.900%, 3/1/33	45,000	57,054
Duke Energy Progress, Inc.
5.300%, 1/15/19	91,000	101,941
Entergy Arkansas, Inc.
3.750%, 2/15/21	979,000	1,038,251
3.700%, 6/1/24	121,000	127,054
Entergy Texas, Inc.
7.125%, 2/1/19	91,000	107,728
Florida Power & Light Co.
5.550%, 11/1/17	36,000	40,030
3.800%, 12/15/42	26,000	25,941
Georgia Power Co.
3.000%, 4/15/16	194,000	199,354
5.400%, 6/1/18	109,000	121,319
Hydro-Quebec
7.500%, 4/1/16	109,000	117,312
2.000%, 6/30/16	73,000	74,371
Indiana Michigan Power Co.
7.000%, 3/15/19	91,000	107,728
IPALCO Enterprises, Inc.
5.000%, 5/1/18	417,000	440,113
ITC Holdings Corp.
3.650%, 6/15/24	25,000	25,470
Kansas City Power & Light Co.
5.850%, 6/15/17	73,000	80,078

LG&E and KU Energy LLC
3.750%, 11/15/20	$109,000	$112,661
Nevada Power Co.
7.125%, 3/15/19	109,000	130,346
Northeast Utilities
4.500%, 11/15/19	36,000	39,134
Northern States Power Co.
5.250%, 3/1/18	55,000	60,684
NSTAR Electric Co.
2.375%, 10/15/22	91,000	87,068
Ohio Power Co.
6.050%, 5/1/18	36,000	40,591
Oncor Electric Delivery Co. LLC
6.800%, 9/1/18	73,000	85,291
Pacific Gas & Electric Co.
3.500%, 10/1/20	91,000	94,476
4.250%, 5/15/21	36,000	38,872
3.400%, 8/15/24	100,000	101,012
4.750%, 2/15/44	35,000	38,719
4.300%, 3/15/45	26,000	26,835
PacifiCorp
5.500%, 1/15/19	91,000	102,665
3.600%, 4/1/24	155,000	160,526
PECO Energy Co.
2.375%, 9/15/22	91,000	87,906
Portland General Electric Co.
6.100%, 4/15/19	36,000	40,824
Progress Energy, Inc.
5.625%, 1/15/16	73,000	76,502
4.875%, 12/1/19	12,000	13,255
Public Service Co. of Colorado
3.200%, 11/15/20	91,000	94,497
Public Service Co. of Oklahoma
4.400%, 2/1/21	146,000	159,715
Public Service Electric & Gas Co.
3.050%, 11/15/24	100,000	100,458
Southern California Edison Co.
1.250%, 11/1/17	28,000	27,796
3.500%, 10/1/23	100,000	105,207
Southern Co.
1.950%, 9/1/16	40,000	40,542
Tampa Electric Co.
6.100%, 5/15/18	27,000	30,742
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§	37,000	37,649
Virginia Electric & Power Co.
5.400%, 1/15/16	109,000	114,221
4.450%, 2/15/44	26,000	28,048
Wisconsin Electric Power Co.
2.950%, 9/15/21	91,000	93,002

		5,825,844

Gas Utilities (0.4%)
CenterPoint Energy Resources Corp.
4.500%, 1/15/21	109,000	119,992
DCP Midstream Operating LP
3.875%, 3/15/23	36,000	34,362
Panhandle Eastern Pipe Line Co. LP
6.200%, 11/1/17	73,000	80,852
Questar Corp.
2.750%, 2/1/16	31,000	31,523

See Notes to Financial Statements.

1217

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Sabine Pass Liquefaction LLC
5.750%, 5/15/24	$2,500,000	$2,450,000

		2,716,729

Independent Power and Renewable Electricity Producers (0.2%)
Constellation Energy Group, Inc.
5.150%, 12/1/20	91,000	100,651
NRG Energy, Inc.
7.625%, 1/15/18	544,000	597,040
PSEG Power LLC
5.125%, 4/15/20	73,000	80,552
Tennessee Valley Authority
5.500%, 7/18/17	246,000	273,252
3.875%, 2/15/21	182,000	199,925
2.875%, 9/15/24	100,000	101,650
TransAlta Corp.
4.500%, 11/15/22	55,000	53,888

		1,406,958

Multi-Utilities (0.2%)
AGL Capital Corp.
3.500%, 9/15/21	91,000	94,357
Berkshire Hathaway Energy Co.
5.750%, 4/1/18	36,000	40,347
2.400%, 2/1/20§	33,000	32,766
3.750%, 11/15/23	100,000	104,281
3.500%, 2/1/25§	32,000	32,117
CMS Energy Corp.
3.875%, 3/1/24	36,000	37,395
Consolidated Edison Co. of New York, Inc.
5.850%, 4/1/18	36,000	40,812
7.125%, 12/1/18	36,000	42,998
Consumers Energy Co.
6.700%, 9/15/19	91,000	108,295
3.375%, 8/15/23	175,000	180,288
3.950%, 5/15/43	26,000	26,658
Dominion Resources, Inc.
1.950%, 8/15/16	165,000	166,558
2.500%, 12/1/19	76,000	76,008
2.750%, 9/15/22	91,000	88,891
5.750%, 10/1/54 (l)	100,000	103,875
DTE Energy Co.
2.400%, 12/1/19	23,000	22,999
3.500%, 6/1/24	95,000	96,503
National Grid plc
6.300%, 8/1/16	36,000	38,795
NiSource Finance Corp.
6.400%, 3/15/18	73,000	83,045
PG&E Corp.
2.400%, 3/1/19	50,000	50,015
Sempra Energy
9.800%, 2/15/19	128,000	164,873
2.875%, 10/1/22	64,000	63,179
TECO Finance, Inc.
5.150%, 3/15/20	36,000	39,595

		1,734,650

Total Utilities		11,684,181

Total Corporate Bonds		189,284,724

Government Securities (68.0%)
Agency ABS (0.4%)
Small Business Administration
Series 2008-P10B 1 5.944% 8/10/18	$355,287	$388,183
Small Business Administration Participation Certificates
Series 2004-20A 1 4.930% 1/1/24	60,239	64,635
Series 2004-20C 1 4.340% 3/1/24	476,809	500,608
Series 2005-20B 1 4.625% 2/1/25	49,079	52,088
Series 2008-20A 1 5.170% 1/1/28	148,928	164,680
Series 2008-20C 1 5.490% 3/1/28	620,270	690,588
Series 2008-20G 1 5.870% 7/1/28	612,492	689,776

		2,550,558

Agency CMO (8.5%)
Federal Home Loan Mortgage Corp.
6.000% 2/1/17	7,924	8,274
6.000% 3/1/17	451	471
6.500% 3/1/17	2,731	2,855
6.000% 4/1/17	6,440	6,737
6.000% 5/1/17	192	202
4.879% 5/19/17	1,268,933	1,350,369
6.000% 7/1/17	1,124	1,183
6.000% 8/1/17	3,360	3,533
5.500% 11/1/17	3,198	3,355
3.490% 1/25/24	25,000	26,612
1.201% 3/25/24 IO (l)	957,975	83,329
3.171% 10/25/24	61,000	63,313
2.375% 11/1/31 (l)	3,201	3,419
2.352% 4/1/36 (l)	78,539	83,680
4.500% 2/1/39	73,509	79,887
5.500% 6/1/41	134,605	150,132
3.500% 4/1/42	90,581	94,823
3.500% 8/1/42	48,324	50,648
3.500% 11/1/42	83,329	86,828
3.000% 1/1/43	93,747	94,952
3.500% 2/1/43	97,142	101,783
3.000% 3/1/43	98,329	99,608
3.000% 4/1/43	660,113	668,390
3.500% 4/1/43	268,615	279,811
3.000% 7/1/43	477,910	484,649
3.500% 7/1/43	93,341	97,290
3.000% 8/1/43	280,929	284,451
3.500% 8/1/43	94,960	99,482
4.500% 9/1/43	260,806	282,781
4.500% 11/1/43	163,067	176,806
3.500% 12/1/43	264,231	275,847
3.500% 1/1/44	23,635	24,753
3.500% 2/1/44	96,920	101,050
4.000% 8/1/44	148,305	159,695
2.500% 1/15/30 TBA	500,000	508,906
3.000% 1/15/30 TBA	300,000	311,508
4.000% 1/15/45 TBA	1,100,000	1,172,875
4.500% 1/15/45 TBA	700,000	759,008
Federal National Mortgage Association
7.000% 4/1/15	24	24

See Notes to Financial Statements.

1218

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

7.000% 4/1/16	$789	$807
5.500% 2/1/17	2,981	3,097
5.500% 6/1/17	1,106	1,154
3.917% 2/25/18 IO (l)	1,640,370	161,591
4.000% 4/1/23	1,624	1,738
5.000% 2/1/24 (l)	210	231
4.000% 9/1/25	64,632	69,263
4.000% 1/1/26	111,539	119,530
4.000% 4/1/26	31,034	33,305
3.500% 7/1/26	400,000	424,781
4.000% 7/1/26	150,866	161,769
4.000% 8/1/26	76,386	81,954
2.340% 1/1/28 (l)	25,470	26,615
3.500% 10/1/28	455,822	484,417
3.500% 2/1/29	92,165	97,947
3.000% 4/1/29	96,585	100,788
3.500% 4/1/29	190,812	202,783
3.000% 5/1/29	95,773	100,031
3.000% 6/1/29	96,601	100,805
3.000% 9/1/29	97,136	101,363
3.500% 12/1/29	400,000	423,344
5.000% 2/1/33	37,234	41,209
1.926% 3/1/33 (l)	29,835	30,878
5.000% 4/1/33	3,227	3,569
5.000% 7/1/33	5,419	5,996
5.310% 8/25/33	30,100	30,230
5.000% 9/1/33	25,843	28,609
5.000% 11/1/33	308,969	342,069
5.000% 12/1/33	11,079	12,264
5.000% 2/1/34	3,171	3,513
6.000% 2/1/34	68,866	78,779
5.000% 3/1/34	3,064	3,394
5.000% 7/1/34	49,798	55,170
6.500% 7/25/34	6,355	6,482
6.000% 8/1/34	39,302	44,991
5.000% 10/1/34	71,526	79,168
5.000% 2/1/35	294,184	325,924
5.500% 2/1/35	179,457	201,938
6.000% 4/1/35	613,272	701,156
5.000% 7/1/35	104,359	115,618
5.000% 9/1/35	349,124	386,474
5.000% 10/1/35	132,728	146,941
5.500% 12/1/35	117,087	131,755
2.245% 1/1/36 (l)	623,716	668,543
5.000% 4/1/36	288,975	320,152
5.000% 8/1/36	37,509	41,556
5.000% 7/1/37	25,303	28,011
6.000% 2/1/38	31,464	35,578
6.000% 3/1/38	12,224	13,832
6.000% 5/1/38	38,152	43,191
6.000% 10/1/38	11,728	13,251
6.000% 12/1/38	17,250	19,495
4.000% 6/1/39	32,912	35,235
4.500% 7/1/39	559,291	612,423
5.500% 9/1/39	100,000	112,153
4.500% 1/1/40	51,522	56,039
6.500% 5/1/40	528,815	599,818
4.500% 7/1/40	96,204	104,607
4.500% 8/1/40	176,654	192,084
4.000% 9/1/40	192,532	206,002
4.000% 10/1/40	90,190	96,683
4.000% 11/1/40	25,464	27,253

2.374% 12/1/40 (l)	$12,737	$13,490
4.000% 12/1/40	3,226,873	3,453,954
4.500% 3/1/41	86,821	94,390
5.500% 4/1/41	20,625	23,080
4.500% 5/1/41	5,872	6,434
3.337% 6/1/41 (l)	86,799	91,351
4.500% 7/1/41	4,517	4,928
5.000% 7/1/41	25,527	28,234
5.000% 8/1/41	17,479	19,332
3.501% 9/1/41 (l)	64,364	67,738
4.500% 9/1/41	51,402	56,052
5.000% 1/1/42	240,236	265,630
4.000% 7/1/42	277,416	299,469
4.500% 7/1/42	291,308	316,706
4.500% 8/1/42	52,623	57,137
3.500% 10/1/42	97,411	102,270
4.000% 11/1/42	84,277	90,713
3.000% 12/1/42	100,845	102,471
3.000% 1/1/43	94,620	96,146
3.000% 2/1/43	395,967	402,478
3.500% 2/1/43	96,569	101,130
4.000% 2/1/43	360,755	388,530
3.000% 3/1/43	764,556	775,968
3.500% 3/1/43	99,100	103,780
3.000% 4/1/43	539,707	548,084
3.000% 5/1/43	744,368	756,368
4.000% 5/1/43	92,377	99,489
3.000% 6/1/43	130,428	132,684
3.500% 6/1/43	188,844	197,474
3.500% 7/1/43	200,491	210,166
3.500% 8/1/43	274,843	287,836
4.500% 9/1/43	962,402	1,045,494
4.000% 10/1/43	497,690	536,086
4.500% 10/1/43	95,413	103,598
4.000% 11/1/43	324,670	350,413
3.500% 12/1/43	94,322	98,982
4.000% 12/1/43	39,198	42,222
4.500% 12/1/43	89,241	96,897
4.000% 1/1/44	549,936	594,167
4.500% 1/1/44	188,044	205,215
4.000% 2/1/44	189,140	204,352
4.500% 3/1/44	172,361	187,200
4.000% 5/1/44	40,631	43,766
3.500% 7/1/44	99,695	104,372
3.500% 8/1/44	296,154	310,264
4.000% 8/1/44	85,429	92,019
4.000% 9/1/44	223,524	241,389
4.000% 10/1/44	154,681	166,707
4.000% 11/1/44	410,774	443,120
4.000% 12/1/44	240,305	258,917
2.500% 1/25/30 TBA	900,000	917,016
3.000% 1/25/30 TBA	300,000	311,906
4.500% 1/25/30 TBA	900,000	945,562
3.500% 1/25/45 TBA	8,085,000	8,432,403
Government National Mortgage Association
1.625% 7/20/27 (l)	1,508	1,549
6.500% 6/20/32	19,595	22,304
5.500% 4/15/33	2,658	3,020
5.000% 12/15/38	20,639	22,868
5.000% 7/15/39	65,017	72,438
5.000% 10/20/39	25,406	28,298

See Notes to Financial Statements.

1219

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

4.000% 10/20/40		$13,247	$14,277
5.000% 12/15/40		82,177	91,556
4.000% 12/20/40		157,342	169,579
4.000% 1/20/41		114,626	123,541
4.500% 5/20/41		766,409	841,733
4.500% 6/20/41		77,150	84,404
4.500% 7/20/41		51,591	56,442
4.500% 2/15/42		729,681	801,623
3.500% 10/20/44		2,686,376	2,825,207
4.000% 10/20/44		4,076,408	4,377,680
4.000% 11/20/44		1,097,718	1,178,847
4.000% 12/20/44		800,000	859,125
0.988% 2/16/53 IO (l)		702,108	51,933
3.000% 1/15/45 TBA		1,510,000	1,544,093
4.000% 1/15/45 TBA		375,000	402,422
4.500% 1/15/45 TBA		200,000	218,547
5.000% 1/15/45 TBA		800,000	880,593
5.500% 1/15/45 TBA		400,000	446,125

			56,826,448

Foreign Governments (6.0%)
Australia Government Bond
5.250% 3/15/19	AUD	10,900,000	9,986,544
Brazil Notas do Tesouro Nacional Serie F
10.000% 1/1/21	BRL	900,000	305,169
Canadian Government Bond
0.875% 2/14/17		$130,000	130,137
1.625% 2/27/19		100,000	100,241
Development Bank of Japan, Inc.
5.125% 2/1/17		100,000	108,369
Eksportfinans ASA
2.000% 9/15/15		1,735,000	1,737,169
2.375% 5/25/16		290,000	290,544
5.500% 5/25/16		109,000	113,837
2.875% 11/16/16	CHF	35,000	35,933
5.500% 6/26/17		$254,000	270,351
Export Development Canada
1.250% 10/26/16		91,000	91,792
0.875% 1/30/17		100,000	99,918
Export-Import Bank of Korea
4.000% 1/29/21		545,000	583,107
Federative Republic of Brazil
6.000% 1/17/17		182,000	196,105
4.875% 1/22/21		123,000	130,995
4.250% 1/7/25		515,000	515,000
FMS Wertmanagement AoeR
1.125% 10/14/16		200,000	201,214
Italy Buoni Poliennali Del Tesoro
2.350% 9/15/19 (m)	EUR	1,272,713	1,668,655
5.500% 11/1/22		3,200,000	4,981,263
3.750% 9/1/24		100,000	141,347
Japan Bank for International Cooperation
2.500% 1/21/16		$250,000	255,124
2.250% 7/13/16		182,000	186,143
1.750% 11/13/18		200,000	200,232
Japan Finance Organization for Municipalities
5.000% 5/16/17		200,000	217,773
Korea Development Bank
3.250% 3/9/16		109,000	111,613
3.750% 1/22/24		200,000	211,148

Korea Finance Corp.
2.875% 8/22/18		$200,000	$204,355
4.625% 11/16/21		50,000	55,263
Province of British Columbia
2.100% 5/18/16		109,000	111,287
2.000% 10/23/22		36,000	35,024
Province of Manitoba
4.900% 12/6/16		182,000	196,139
Province of New Brunswick
2.750% 6/15/18		91,000	94,292
Province of Nova Scotia
5.125% 1/26/17		91,000	98,749
Province of Ontario
1.600% 9/21/16		100,000	101,203
1.100% 10/25/17		91,000	90,731
2.000% 9/27/18		100,000	101,061
4.000% 10/7/19		273,000	297,269
4.400% 4/14/20		91,000	101,138
2.450% 6/29/22		91,000	90,464
3.200% 5/16/24		175,000	182,307
Province of Quebec
3.500% 7/29/20		182,000	194,911
2.625% 2/13/23		205,000	204,879
Republic of Chile
3.875% 8/5/20		91,000	97,825
Republic of Colombia
4.375% 7/12/21		219,000	231,592
4.000% 2/26/24		405,000	414,113
Republic of Italy
5.250% 9/20/16		273,000	291,009
Republic of Korea
7.125% 4/16/19		3,499,000	4,228,297
Republic of Panama
5.200% 1/30/20		109,000	120,173
9.375% 4/1/29		108,000	163,890
Republic of Peru
8.375% 5/3/16		36,000	39,384
7.125% 3/30/19		73,000	86,323
7.350% 7/21/25		100,000	132,500
Republic of Philippines
4.000% 1/15/21		273,000	294,840
Republic of Poland
6.375% 7/15/19		273,000	319,956
5.125% 4/21/21		91,000	102,383
4.000% 1/22/24		150,000	159,188
Republic of Slovenia
4.125% 2/18/19 (m)		3,800,000	3,994,344
5.500% 10/26/22 (m)		1,000,000	1,102,103
Republic of South Africa
6.875% 5/27/19		109,000	124,669
5.500% 3/9/20		109,000	119,082
Republic of Turkey
7.500% 7/14/17		364,000	407,225
3.250% 3/23/23		364,000	345,345
Republic of Ukraine
1.844% 5/16/19		300,000	301,176
Republic of Uruguay
8.000% 11/18/22		91,000	120,120
State of Israel
5.500% 11/9/16		182,000	196,787
Svensk Exportkredit AB
1.750% 5/30/17		150,000	152,147

See Notes to Financial Statements.

1220

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount		Value (Note 1)

United Kingdom Gilt
1.750% 9/7/22 (m)	GBP	10,795	$17,009
United Mexican States
5.625% 1/15/17		$92,000	98,992
3.625% 3/15/22		382,000	390,977
6.500% 6/9/22	MXN	2,600,000	185,030
4.000% 10/2/23		$629,000	660,450
10.000% 12/5/24	MXN	1,800,000	160,252

			40,085,976

Municipal Bonds (2.6%)
California State University, Systemwide Revenue Bonds, Series A, AMBAC
5.000% 11/1/30		$110,000	111,666
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG
6.124% 6/15/42		180,000	205,139
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2011EE
5.375% 6/15/43		230,000	268,368
5.500% 6/15/43		270,000	318,217
City of New York Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011B
4.075% 11/1/20		290,000	313,154
4.325% 11/1/21		470,000	511,811
4.525% 11/1/22		655,000	728,792
City of New York, General Obligation Bonds, Series 2010H-1
6.246% 6/1/35		1,960,000	2,265,701
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E
6.600% 8/1/42		25,000	35,996
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B
5.591% 8/1/20		1,340,000	1,527,292
5.841% 8/1/21		145,000	168,900
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010C
6.628% 7/1/40		255,000	289,323
Dallas Area Rapid Transit, Senior Lien, Revenue Bonds, Series 2009B
6.249% 12/1/34		145,000	165,494
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013A
2.995% 7/1/20		100,000	101,180
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
6.637% 4/1/57		20,000	26,515

Metropolitan Transportation Authority, Revenue Bonds, Series 2010E
6.814% 11/15/40		$25,000	$34,576
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds, Series 2009B
6.875% 12/15/39		1,595,000	1,779,653
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F
7.414% 1/1/40		394,000	592,080
New York & New Jersey Port Authority, Consolidated Bonds, Series 181
4.960% 8/1/46		40,000	45,280
New York City Municipal Water Finance Authority
5.882% 6/15/44		25,000	33,760
Northern California Power Agency, Lodi Energy Center, Revenue Bonds, Series 2010B
7.311% 6/1/40		750,000	936,660
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H
5.235% 5/15/22		545,000	627,666
5.435% 5/15/23		715,000	845,487
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793% 4/1/30		1,485,000	1,896,211
State of California, Various Purposes, General Obligation Bonds, Series 2009
5.950% 4/1/16		15,000	15,982
5.750% 3/1/17		36,000	39,539
6.200% 3/1/19		36,000	41,365
6.200% 10/1/19		36,000	42,146
7.550% 4/1/39		1,210,000	1,867,260
State of Illinois, General Obligation Bonds, Series 2011
4.961% 3/1/16		110,000	114,590
5.665% 3/1/18		110,000	120,453
5.100% 6/1/33		115,000	114,160
State of Illinois, Revenue Bonds, Series 2009A
6.184% 1/1/34		363,000	469,798
State of Iowa IJOBS Program, Revenue Bonds, Series 2009B
6.750% 6/1/34		655,000	757,704
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H
5.389% 3/15/40		25,000	31,787
University of California, General Revenue Bonds, Series 2012-AD
4.858% 5/15/12		25,000	26,046

			17,469,751

See Notes to Financial Statements.

1221

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

Supranational (1.3%)
African Development Bank
2.500% 3/15/16	$182,000	$186,305
0.750% 10/18/16	100,000	99,938
Asian Development Bank
2.500% 3/15/16	182,000	186,327
1.125% 3/15/17	128,000	128,512
1.750% 9/11/18	200,000	201,746
1.875% 10/23/18	91,000	92,138
1.375% 3/23/20	55,000	53,679
2.125% 11/24/21	100,000	100,103
Corp. Andina de Fomento
3.750% 1/15/16	73,000	74,825
8.125% 6/4/19	91,000	113,295
Council of Europe Development Bank
2.625% 2/16/16	82,000	83,922
1.500% 6/19/17	91,000	91,830
1.000% 3/7/18	128,000	126,495
European Bank for Reconstruction & Development
2.500% 3/15/16	146,000	149,422
1.375% 10/20/16	73,000	73,803
1.000% 2/16/17	109,000	109,103
0.750% 9/1/17	55,000	54,388
1.625% 4/10/18	100,000	102,824
1.000% 6/15/18	36,000	35,438
1.500% 3/16/20	55,000	53,985
European Investment Bank
4.875% 2/16/16	186,000	195,013
2.500% 5/16/16	546,000	560,299
0.500% 8/15/16	364,000	362,898
1.125% 12/15/16	100,000	100,539
4.875% 1/17/17	182,000	196,613
1.000% 8/17/17	100,000	99,711
1.125% 9/15/17	182,000	181,886
1.000% 12/15/17	164,000	162,857
1.000% 6/15/18	273,000	269,076
1.875% 3/15/19	150,000	151,357
1.750% 6/17/19	250,000	251,457
2.875% 9/15/20	182,000	191,002
4.000% 2/16/21	182,000	202,610
2.500% 4/15/21	100,000	102,739
3.250% 1/29/24	100,000	107,368
Inter-American Development Bank
1.375% 10/18/16	214,000	216,341
0.875% 11/15/16	200,000	200,311
4.250% 9/10/18	273,000	299,066
1.375% 7/15/20	182,000	176,541
2.125% 11/9/20	100,000	100,486
3.000% 2/21/24	150,000	158,384
International Bank for Reconstruction & Development
2.125% 3/15/16	114,000	116,238
5.000% 4/1/16	55,000	58,050
0.500% 4/15/16	182,000	181,972
0.500% 5/16/16	200,000	199,809
1.000% 9/15/16	100,000	100,508
0.625% 10/14/16	100,000	99,792
0.750% 12/15/16	150,000	149,783
0.875% 4/17/17	182,000	181,610
1.375% 4/10/18	100,000	100,010
1.875% 3/15/19	150,000	151,418

1.875% 10/7/19	$250,000	$250,851
2.125% 11/1/20	150,000	151,164
2.125% 2/13/23	136,000	134,707
International Finance Corp.
0.625% 11/15/16	250,000	249,375
1.000% 4/24/17	182,000	182,172
2.125% 11/17/17	182,000	186,571
0.875% 6/15/18	91,000	89,221
Nordic Investment Bank
0.500% 4/14/16	100,000	99,875
5.000% 2/1/17	109,000	118,032

		9,205,790

U.S. Government Agencies (2.5%)
Federal Farm Credit Bank
0.450% 7/12/16	182,000	181,555
5.125% 8/25/16	250,000	268,209
4.875% 1/17/17	306,000	330,935
Federal Home Loan Bank
0.250% 1/16/15	2,000	2,000
2.875% 6/12/15	4,000	4,048
1.630% 8/20/15	2,000	2,018
0.375% 2/19/16	250,000	249,757
5.625% 6/13/16	182,000	195,047
0.500% 9/28/16	150,000	149,638
0.625% 11/23/16	200,000	199,611
4.750% 12/16/16	182,000	196,355
0.625% 12/28/16	250,000	249,339
5.250% 6/5/17	492,000	542,298
1.000% 6/21/17	130,000	130,114
1.050% 7/26/17	360,000	359,063
5.000% 11/17/17	710,000	787,186
1.200% 5/24/18	250,000	247,757
4.125% 3/13/20	546,000	606,354
Federal Home Loan Mortgage Corp.
0.500% 5/13/16	350,000	349,925
0.500% 5/27/16	500,000	499,559
5.500% 7/18/16	364,000	391,249
0.580% 8/26/16	200,000	199,692
5.125% 10/18/16	205,000	221,117
5.000% 2/16/17	273,000	296,855
0.875% 2/22/17	150,000	150,372
1.000% 3/8/17	364,000	364,722
1.250% 12/5/17	200,000	199,529
0.750% 1/12/18	182,000	179,645
0.875% 3/7/18	364,000	359,854
4.875% 6/13/18	546,000	611,638
3.750% 3/27/19	123,000	133,595
1.750% 5/30/19	273,000	274,224
2.000% 7/30/19	36,000	36,514
1.250% 10/2/19	273,000	267,491
1.375% 5/1/20	182,000	177,552
2.375% 1/13/22	461,000	467,044
5.000% 1/15/45 TBA	600,000	660,937
Federal National Mortgage Association
0.500% 3/30/16	200,000	199,912
0.375% 7/5/16	250,000	249,308
1.250% 9/28/16	200,000	202,037
1.375% 11/15/16	364,000	368,406
4.875% 12/15/16	747,000	806,866
5.375% 6/12/17	729,000	805,643
0.875% 8/28/17	364,000	362,513

See Notes to Financial Statements.

1222

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

0.875% 10/26/17	$364,000	$361,817
0.900% 11/7/17	182,000	180,288
0.875% 12/20/17	273,000	270,594
1.000% 12/28/17	91,000	89,993
0.875% 2/8/18	364,000	360,210
1.200% 2/28/18	182,000	181,000
1.875% 9/18/18	200,000	203,165
1.625% 11/27/18	150,000	150,982
1.750% 1/30/19	73,000	73,533
1.700% 10/4/19	109,000	108,459
1.500% 10/9/19	182,000	180,160
1.750% 11/26/19	200,000	200,062
2.250% 10/17/22	91,000	88,488
2.200% 10/25/22	36,000	34,900
2.500% 3/27/23	364,000	356,491
2.625% 9/6/24	165,000	167,132
Financing Corp.
10.700% 10/6/17	220,000	277,702
Resolution Funding Corp.
(Zero Coupon), 7/15/18 STRIPS	27,000	25,634
(Zero Coupon), 10/15/18 STRIPS	27,000	25,415

		16,873,508

U.S. Treasuries (46.7%)
U.S. Treasury Bonds
9.250% 2/15/16	228,000	250,517
7.500% 11/15/16	618,000	696,089
8.875% 8/15/17	1,496,000	1,801,380
8.500% 2/15/20	1,093,000	1,461,041
7.875% 2/15/21	182,000	245,652
2.000% 1/15/26 TIPS	1,132,030	1,298,784
2.375% 1/15/27 TIPS	810,972	971,908
1.750% 1/15/28 TIPS	4,026,793	4,565,562
2.500% 1/15/29 TIPS	1,154,760	1,436,054
3.875% 4/15/29 TIPS	591,730	848,445
0.750% 2/15/42 TIPS	388,575	378,856
1.375% 2/15/44 TIPS	183,379	208,188
3.125% 8/15/44 (z)	3,700,000	3,982,945
3.000% 11/15/44	3,951,100	4,152,668
U.S. Treasury Notes
0.375% 1/31/16	250,000	250,178
0.375% 2/15/16	1,457,000	1,457,320
0.250% 2/29/16	400,000	399,434
2.625% 2/29/16	2,186,000	2,242,518
0.375% 3/15/16	364,000	363,977
0.375% 3/31/16	2,000,000	1,999,502
2.375% 3/31/16	2,186,000	2,239,359
0.250% 4/15/16	929,000	927,353
0.375% 4/30/16	1,500,000	1,499,297
2.625% 4/30/16	911,000	937,245
0.250% 5/15/16	1,202,000	1,198,977
5.125% 5/15/16	396,000	421,253
0.375% 5/31/16	1,050,000	1,049,103
1.750% 5/31/16	1,822,000	1,854,659
3.250% 5/31/16	1,093,000	1,135,519
0.500% 6/15/16	2,000,000	2,001,084
0.500% 6/30/16	1,750,000	1,750,265
0.625% 7/15/16	1,100,000	1,102,003
1.500% 7/31/16	2,915,000	2,959,024
0.625% 8/15/16	1,200,000	1,201,441

0.500% 8/31/16	$1,000,000	$999,248
0.875% 9/15/16	1,000,000	1,004,961
0.500% 9/30/16	1,000,000	998,555
1.000% 9/30/16	1,457,000	1,467,401
3.000% 9/30/16	1,822,000	1,897,931
0.625% 10/15/16	2,000,000	2,000,332
0.375% 10/31/16	1,450,000	1,443,649
3.125% 10/31/16	1,822,000	1,904,186
0.625% 11/15/16	1,500,000	1,499,766
0.500% 11/30/16# (z)	8,546,000	8,524,259
0.875% 11/30/16	1,400,000	1,405,954
0.625% 12/15/16	1,000,000	999,326
0.625% 12/31/16	900,000	899,086
0.875% 12/31/16	1,822,000	1,828,388
0.750% 1/15/17	1,000,000	1,000,713
0.875% 1/31/17	729,000	731,086
3.125% 1/31/17	1,822,000	1,912,335
0.875% 2/28/17	1,822,000	1,826,164
0.750% 3/15/17	1,200,000	1,199,508
1.000% 3/31/17	2,550,000	2,560,633
0.875% 4/15/17	1,000,000	1,001,269
3.125% 4/30/17	1,457,000	1,534,432
4.500% 5/15/17	1,275,000	1,383,873
2.750% 5/31/17	2,186,000	2,284,818
0.875% 6/15/17	1,650,000	1,648,566
0.875% 7/15/17	300,000	299,555
0.500% 7/31/17	2,186,000	2,160,724
4.750% 8/15/17	1,161,000	1,274,538
0.625% 8/31/17	1,822,000	1,803,905
1.875% 8/31/17	2,004,000	2,049,618
1.000% 9/15/17	1,250,000	1,250,281
0.625% 9/30/17	911,000	900,823
1.875% 9/30/17	1,275,000	1,304,148
0.875% 10/15/17	800,000	796,680
0.750% 10/31/17	1,457,000	1,444,692
1.875% 10/31/17	1,822,000	1,863,956
0.875% 11/15/17	1,000,000	994,805
4.250% 11/15/17	419,000	456,591
0.625% 11/30/17	1,457,000	1,437,649
1.000% 12/15/17 (z)	3,005,000	2,998,192
0.750% 12/31/17	1,457,000	1,441,093
2.750% 12/31/17	1,275,000	1,336,023
0.875% 1/31/18	1,457,000	1,444,764
3.500% 2/15/18	1,093,000	1,170,737
0.750% 2/28/18	729,000	718,805
0.750% 3/31/18	911,000	896,775
0.625% 4/30/18	729,000	714,135
2.625% 4/30/18	455,000	475,577
1.000% 5/31/18	1,093,000	1,082,070
2.375% 5/31/18	729,000	755,462
1.375% 6/30/18	1,125,000	1,127,219
2.250% 7/31/18	364,000	375,656
4.000% 8/15/18	656,000	719,134
1.375% 9/30/18	1,202,000	1,200,497
1.250% 10/31/18	2,000,000	1,986,914
3.750% 11/15/18	1,457,000	1,587,177
1.250% 11/30/18	1,000,000	992,510
1.375% 12/31/18	1,093,000	1,088,368
1.500% 12/31/18	350,000	350,492
1.250% 1/31/19	729,000	721,959
1.500% 1/31/19	750,000	750,249
2.750% 2/15/19	1,822,000	1,916,676

See Notes to Financial Statements.

1223

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)

1.500% 2/28/19	$1,000,000	$1,000,352
1.500% 3/31/19	450,000	449,868
1.250% 4/30/19	546,000	539,607
1.625% 4/30/19	1,000,000	1,003,281
1.500% 5/31/19	1,700,000	1,695,899
1.000% 6/30/19	1,093,000	1,066,379
1.625% 6/30/19	1,000,000	1,002,520
1.625% 7/31/19	1,000,000	1,001,445
1.000% 8/31/19	729,000	709,017
1.625% 8/31/19	1,200,000	1,201,019
1.000% 9/30/19	1,093,000	1,062,857
1.750% 9/30/19	1,100,000	1,106,241
1.250% 10/31/19	1,093,000	1,075,175
1.500% 10/31/19	1,710,000	1,698,945
3.375% 11/15/19	1,831,000	1,983,774
1.500% 11/30/19	3,124,600	3,104,278
1.125% 12/31/19	1,093,000	1,065,814
1.625% 12/31/19	500,000	499,277
1.375% 1/31/20	1,093,000	1,077,704
3.625% 2/15/20	2,461,000	2,698,256
1.250% 2/29/20	1,093,000	1,069,806
1.125% 3/31/20	729,000	708,034
1.125% 4/30/20	364,000	353,044
3.500% 5/15/20	1,800,000	1,963,055
2.625% 8/15/20	2,329,000	2,431,599
2.125% 8/31/20	1,000,000	1,017,119
2.000% 9/30/20	750,000	757,273
1.750% 10/31/20	700,000	696,650
2.625% 11/15/20	1,822,000	1,901,197
2.000% 11/30/20	600,000	605,051
2.375% 12/31/20	12,100,000	12,454,847
2.125% 1/31/21	750,000	760,759
2.000% 2/28/21	5,400,000	5,435,543
2.250% 3/31/21	1,900,000	1,939,150
2.250% 4/30/21	9,600,000	9,795,000
3.125% 5/15/21	2,022,000	2,169,187
2.000% 5/31/21	1,100,000	1,104,834
2.250% 7/31/21	900,000	917,437
2.125% 8/15/21	2,004,000	2,027,132
2.000% 8/31/21	800,000	802,141
2.125% 9/30/21	5,000,000	5,054,443
2.000% 10/31/21	10,400,000	10,423,562
2.000% 11/15/21	1,275,000	1,279,134
1.875% 11/30/21	3,455,000	3,434,857
2.125% 12/31/21	1,000,000	1,009,687
2.000% 2/15/22	1,604,000	1,607,133
1.750% 5/15/22	1,457,000	1,431,929
0.125% 7/15/22 TIPS	825,984	805,497
1.625% 8/15/22	757,000	735,672
1.625% 11/15/22	1,550,000	1,502,683
0.125% 1/15/23 TIPS	228,667	221,410
2.000% 2/15/23	2,000,000	1,990,586
1.750% 5/15/23	2,067,000	2,011,086
2.500% 8/15/23	1,750,000	1,805,098
2.750% 11/15/23	2,000,000	2,104,180
0.625% 1/15/24 TIPS	431,454	434,006
2.750% 2/15/24 (z)	27,275,000	28,683,233
2.500% 5/15/24	2,275,000	2,341,806
0.125% 7/15/24 TIPS	11,549,423	11,138,947
2.375% 8/15/24 (z)	19,012,600	19,352,190

2.250% 11/15/24	$4,290,900	$4,319,981

		312,770,174

Total Government Securities		455,782,205

Total Long-Term Debt Securities (103.3%) (Cost $691,804,428)		691,912,329

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCK:
Financials (0.4%)
Banks (0.4%)
Wells Fargo & Co.
7.500%	2,000	2,412,000

Total Convertible Preferred Stocks (0.4%)
(Cost $2,000,000)		2,412,000

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Certificate of Deposit (0.4%)
Itau Unibanco S.A./New York
1.52%, 5/31/16 (l)(p)	$2,600,000	2,597,361

Government Securities (0.7%)
Federal Home Loan Bank
0.03%, 1/29/15 (o)(p)	1,300,000	1,299,967
0.03%, 2/13/15 (o)(p)	1,500,000	1,499,951
0.03%, 2/20/15 (o)(p)	100,000	99,996
0.03%, 3/13/15 (o)(p)	200,000	199,988
0.03%, 3/18/15 (o)(p)	2,000,000	1,999,858

Total Government Securities		5,099,760

Total Short-Term Investments (1.1%) (Cost $7,699,145)		7,697,121

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
Eurodollar
March 2015 @ $99.63*	52	1,300
Eurodollar 1 Year Mid Curve
March 2015 @ $98.50*	105	10,500
March 2015 @ $98.75*	39	10,725

Total Options Purchased (0.0%) (Cost $48,829)		22,525

Total Investments Before Securities Sold Short (104.8%) (Cost $701,552,402)		702,043,975

See Notes to Financial Statements.

1224

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Agency CMO (-3.3%)
Federal Home Loan Mortgage Corp.
3.000%, 1/15/45 TBA	$(595,000)	$(601,368)
3.500%, 1/15/45 TBA	(700,000)	(728,164)
Federal National Mortgage Association
3.500%, 1/25/30 TBA	(442,000)	(467,104)
4.000%, 1/25/30 TBA	(400,000)	(423,938)
3.000%, 1/25/45 TBA	(810,000)	(819,809)
4.000%, 1/25/45 TBA	(3,355,000)	(3,581,986)
4.500%, 1/25/45 TBA	(2,600,000)	(2,823,234)
5.000%, 1/25/45 TBA	(1,600,000)	(1,767,750)
6.000%, 1/25/45 TBA	(800,000)	(906,750)
4.000%, 2/25/45 TBA	(3,000,000)	(3,194,766)
Government National Mortgage Association
3.500%, 1/15/45 TBA	(1,000,000)	(1,050,078)
4.000%, 1/15/45 TBA	(5,300,000)	(5,681,352)
4.500%, 1/15/45 TBA	(100,000)	(109,289)

Total Securities Sold Short (-3.3%) (Proceeds Received $22,091,920)		(22,155,588)

Total Investments after Securities Sold Short (101.5%) (Cost $679,460,482)		679,888,387
Other Assets Less Liabilities (-1.5%)		(10,293,169)

Net Assets (100%)		$669,595,218

*	Non-income producing.
†	Securities (totaling $976 or 0.0% of net assets) held at fair value by management.
§	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2014, the market value of these securities amounted to $48,575,999 or 7.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $159,593.
(b)	Illiquid security.
(e)	Step Bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.
(h)	Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.
(l)	Floating Rate Security. Rate disclosed is as of December 31, 2014.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2014, the market value of these securities amounted to $11,993,162 or 1.8% of net assets.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2014.
(p)	Yield to maturity.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1.

Glossary:

ABS	—	Asset-Backed Security
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CHF	—	Swiss Franc
CMO	—	Collateralized Mortgage Obligation
EUR	—	European Currency Unit
GBP	—	British Pound
IO	—	Interest Only
MXN	—	Mexican Peso
PIK	—	Payment-in Kind Security
PO	—	Principal Only
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security

Country Diversification As a Percentage of Total Net Assets
Aruba	0.0	%#
Australia	1.8
Austria	0.0	#
Bermuda	0.1
Brazil	0.3
Canada	1.1
Cayman Islands	0.6
Chile	0.4
China	0.8
Colombia	0.1
France	0.3
Germany	1.0
Hong Kong	0.4
Ireland	0.1
Israel	0.1
Italy	1.1
Japan	0.2
Liechtenstein	0.1
Luxembourg	0.2
Mexico	0.6
Netherlands	0.5
Norway	0.7
Panama	0.1
Peru	0.0	#
Philippines	0.0	#
Poland	0.1
Portugal	0.1
Slovenia	0.8
South Africa	0.0	#
South Korea	0.8
Spain	0.0	#
Supranational	1.4
Sweden	0.1
Switzerland	0.1
Turkey	0.1
Ukraine	0.0	#
United Kingdom	1.5
United States	85.9
Uruguay	0.0	#
Venezuela	0.0	#
Cash and Other	(1.5)

	100.0%

#	Less than 0.05%

See Notes to Financial Statements.

1225

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
10 Year Australia Bond	15	March-15	$1,549,819	$1,569,264	$19,445
10 Year U.S. Treasury Notes	9	March-15	1,139,299	1,141,172	1,873
2 Year U.S. Treasury Notes	18	March-15	3,939,305	3,934,687	(4,618)
3 Year Australia Bond	558	March-15	50,560,401	50,694,550	134,149
5 Year U.S. Treasury Notes	42	March-15	4,999,915	4,995,047	(4,868)
Euro-Bund	8	March-15	1,488,696	1,508,884	20,188
U.S. Long Bond	22	March-15	3,084,927	3,180,375	95,448

					$261,617

Sales
10 Year Australia Bond	124	March-15	$12,819,184	$12,972,580	$(153,396)
2 Year U.S. Treasury Notes	83	March-15	18,163,967	18,143,281	20,686
5 Year U.S. Treasury Notes	139	March-15	16,514,818	16,531,227	(16,409)
90 Day Eurodollar	23	March-16	5,684,682	5,682,150	2,532
90 Day Eurodollar	14	June-16	3,452,916	3,449,950	2,966
90 Day Eurodollar	14	September-16	3,444,143	3,441,725	2,418
90 Day Eurodollar	29	December-16	7,121,749	7,114,425	7,324
90 Day Sterling	25	December-15	4,822,052	4,830,686	(8,634)
Euro-Bund	1	March-15	185,206	188,610	(3,404)
Euro-Buxl	37	March-15	6,669,117	6,938,741	(269,624)
U.S. Ultra Bond	5	March-15	784,616	825,938	(41,322)

					$(456,863)

					$(195,246)

At December 31, 2014, the Portfolio had outstanding foreign currency contracts to buy/sell foreign currencies as follows: (Note 1)

Foreign Currency Buy Contracts	Counterparty	Local Contract Buy Amount (000’s)	U.S. $ Current Value	U.S. $ Settlement Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	Citibank N.A.	14,849	$12,122,722	$12,141,516	$(18,794)
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Bank of America	13,800	115,212	115,071	141

					$(18,653)

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar vs. U.S. Dollar, expiring 1/5/15	HSBC Bank plc	14,849	$12,701,492	$12,122,723	$578,769
Australian Dollar vs. U.S. Dollar, expiring 2/3/15	Citibank N.A.	14,849	12,115,808	12,096,317	19,491
Brazilian Real vs. U.S. Dollar, expiring 2/3/15	Barclays Bank plc	818	316,233	305,257	10,976
British Pound vs. U.S. Dollar, expiring 2/3/15	JPMorgan Chase Bank	1,474	2,301,688	2,296,842	4,846
European Union Euro vs. U.S. Dollar, expiring 1/21/15	BNP Paribas	278	352,820	336,454	16,366
European Union Euro vs. U.S. Dollar, expiring 1/21/15	JPMorgan Chase Bank	815	1,040,141	986,675	53,466
European Union Euro vs. U.S. Dollar, expiring 1/21/15	Royal Bank of Scotland	127	160,971	153,704	7,267

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Foreign Currency Sell Contracts	Counterparty	Local Contract Sell Amount (000’s)	U.S. $ Settlement Value	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
European Union Euro vs. U.S. Dollar, expiring 1/21/15	UBS AG	197	$246,014	$238,423	$7,591
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	960	1,203,811	1,162,162	41,649
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Bank of America	200	248,708	242,117	6,591
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Citibank N.A.	1,117	1,376,577	1,352,223	24,354
European Union Euro vs. U.S. Dollar, expiring 2/19/15	Goldman Sachs & Co.	8,314	10,370,011	10,064,804	305,207
Japanese Yen vs. U.S. Dollar, expiring 1/5/15	Citibank N.A.	13,800	117,071	115,211	1,860
Japanese Yen vs. U.S. Dollar, expiring 2/3/15	Bank of America	13,800	115,096	115,240	(144)
Mexican Peso vs. U.S. Dollar, expiring 1/21/15	JPMorgan Chase Bank	2,099	152,449	142,129	10,320
Mexican Peso vs. U.S. Dollar, expiring 1/21/15	Morgan Stanley	3,197	232,248	216,477	15,771
Mexican Peso vs. U.S. Dollar, expiring 2/5/15	Citibank N.A.	330	24,222	22,324	1,898

					$1,106,278

					$1,087,625

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 45,193, CAD 691, EUR 143,447, GBP 7,280, MXN 49,475, NOK 53 and JPY 120,961.

Options Written:

Options written for the year ended December 31, 2014 were as follows:

	Total Number of Contracts	Total Premiums Received
Options Outstanding – January 1, 2014	426	$44,304
Options Written	831	235,141
Options Terminated in Closing Purchase Transactions	(1,257)	(279,445)
Options Expired	—	—
Options Exercised	—	—

Options Outstanding – December 31, 2014	—	$—

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Asset-Backed and Mortgage-Backed Securities
Asset-Backed Securities	$—	$13,524,055	$976		$13,525,031
Non-Agency CMO	—	32,994,472	325,897		33,320,369
Convertible Preferred Stocks
Financials	2,412,000	—	—		2,412,000
Corporate Bonds
Consumer Discretionary	—	9,730,720	—		9,730,720
Consumer Staples	—	10,367,979	—		10,367,979
Energy	—	18,853,579	—		18,853,579
Financials	—	90,727,914	—	(b)	90,727,914
Health Care	—	13,877,202	—		13,877,202
Industrials	—	10,711,983	—		10,711,983
Information Technology	—	9,827,234	—		9,827,234
Materials	—	5,424,858	—		5,424,858
Telecommunication Services	—	8,079,074	—		8,079,074
Utilities	—	11,684,181	—		11,684,181
Forward Currency Contracts	—	1,106,563	—		1,106,563
Futures	307,029	—	—		307,029
Government Securities
Agency ABS	—	2,550,558	—		2,550,558
Agency CMO	—	56,826,448	—		56,826,448
Foreign Governments	—	40,085,976	—		40,085,976
Municipal Bonds	—	17,469,751	—		17,469,751
Supranational	—	9,205,790	—		9,205,790
U.S. Government Agencies	—	16,873,508	—		16,873,508
U.S. Treasuries	—	312,770,174	—		312,770,174
Options Purchased
Put Options Purchased	22,525	—	—		22,525
Short-Term Investments	—	7,697,121	—		7,697,121

Total Assets	$2,741,554	$700,389,140	$326,873		$703,457,567

Liabilities:
Forward Currency Contracts	$—	$(18,938)	$—		$(18,938)
Futures	(502,275)	—	—		(502,275)
Government Securities
Agency CMO	—	(22,155,588)	—		(22,155,588)

Total Liabilities	$(502,275)	$(22,174,526)	$—		$(22,676,801)

Total	$2,239,279	$678,214,614	$326,873		$680,780,766

(a)	A security with a market value of $2,823 transferred from Level 3 to Level 2 at the end of the period due to active trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$329,554	*
Foreign exchange contracts	Receivables	1,106,563

Total		$1,436,117

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(502,275	)*
Foreign exchange contracts	Payables	(18,938)

Total		$(521,213)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$124,193	$(2,505,271)	$—	$(2,381,078)
Foreign exchange contracts	—	—	1,579,345	1,579,345

Total	$124,193	$(2,505,271)	$1,579,345	$(801,733)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(29,071)	$(701,461)	$—	$(730,532)
Foreign exchange contracts	—	—	508,113	508,113

Total	$(29,071)	$(701,461)	$508,113	$(222,419)

^ The Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $78,130,000, and options and futures contracts with an average notional balance of approximately $93,000 and $123,790,000, respectively, during the year ended December 31, 2014.

See Notes to Financial Statements.

1229

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2014:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Citibank N.A.	$47,603	$(18,794)	$—	$28,809
Bank of America	48,381	(144)	—	48,237
HSBC Bank Plc.	578,769	—	—	578,769
Barclays Bank plc	10,976	—	—	10,976
JPMorgan Chase Bank	68,632	—	—	68,632
BNP Paribas	16,366	—	—	16,366
Royal bank of Scotland	7,267	—	—	7,267
UBS AG	7,591	—	—	7,591
Goldman Sachs Group, Inc.	305,207	—	—	305,207
Morgan Stanley	15,771	—	—	15,771

Total	$1,106,563	$(18,938)	$—	$1,087,625

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank N.A.	$18,794	$(18,794)	$—	$—
Bank of America	144	(144)	—	—

Total	$18,938	$(18,938)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
Barclays Capital Inc.	0.40%	12/15/2014	1/16/2015	$(4,444,125)	$(4,435,939)
Barclays Capital Inc.	0.40%	12/16/2014	1/9/2015	(3,508,313)	(3,503,545)
Barclays Capital Inc.	0.39%	12/22/2014	1/6/2015	(2,630,469)	(2,628,256)
Barclays Capital Inc.	0.25%	12/23/2014	1/7/2015	(3,941,656)	(3,937,645)
Credit Suisse Securities (USA) LLC	1.51%	12/16/2014	1/5/2015	(1,399,125)	(1,397,970)
Merrill Lynch, Pierce, Fenner & Smith	1.59%	12/2/2014	1/5/2015	(578,458)	(577,573)
Merrill Lynch, Pierce, Fenner & Smith	0.56%	12/2/2014	1/5/2015	(2,997,891)	(2,996,393)
Merrill Lynch, Pierce, Fenner & Smith	1.01%	12/12/2014	1/15/2015	(2,206,723)	(2,204,313)
Merrill Lynch, Pierce, Fenner & Smith	0.60%	12/17/2014	1/5/2015	(2,994,375)	(2,993,558)
Morgan Stanley & Co. LLC	0.50%	12/23/2014	1/6/2015	(1,421,000)	(1,420,084)

					$(26,095,276)

(2)	The average amount of borrowings while outstanding for 8 months during the year ended December 31, 2014 was $14,038,644 at a weighted average interest rate of 0.33%.
(3)	Payable for sale-buyback transactions includes $26,859 of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

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MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary by counterparty of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Payable for Sale-Buyback Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Barclays Capital, Inc.	$(14,505,385)	$14,499,254	$(6,131)
Credit Suisse Securities (USA) LLC	(1,397,970)	1,390,895	(7,075)
Merrill Lynch, Pierce, Fenner & Smith	(8,771,837)	8,761,962	(9,875)
Morgan Stanley & Co. LLC	(1,420,084)	1,425,006	4,922

(4)	Net Exposure respresents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,498,444,818
Long-term U.S. government debt securities	440,929,765

$1,939,374,583

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,576,145,467
Long-term U.S. government debt securities	441,729,594

$2,017,875,061

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,491,680
Aggregate gross unrealized depreciation	(19,563,133)

Net unrealized depreciation	$(71,453)

Federal income tax cost of investments	$702,115,428

See Notes to Financial Statements.

1231

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $701,552,402)	$702,043,975
Cash	7,134,766
Foreign cash (Cost $393,929)	367,100
Cash held as collateral at broker	617,000
Receivable for forward commitments	26,426,644
Dividends, interest and other receivables	4,315,549
Receivable for securities sold	4,014,606
Unrealized appreciation on forward foreign currency contracts	1,106,563
Receivable from Separate Accounts for Trust shares sold	78,332
Deferred offering cost	10,509
Due from broker for futures variation margin	3,779
Other assets	1,453

Total assets	746,120,276

LIABILITIES
Payable for sale-buyback financing transactions	26,095,276
Securities sold short (Proceeds received $22,091,920)	22,155,588
Payable for forward commitments	21,190,848
Payable for securities purchased	4,783,206
Payable to Separate Accounts for Trust shares redeemed	711,776
Payable for return of cash collateral on forward commitments	610,000
Investment management fees payable	312,786
Administrative fees payable	70,697
Distribution fees payable – Class IB	61,989
Unrealized depreciation on forward foreign currency contracts	18,938
Trustees’ fees payable	12,548
Distribution fees payable – Class IA	7,910
Other liabilities	247,472
Accrued expenses	246,024

Total liabilities	76,525,058

NET ASSETS	$669,595,218

Net assets were comprised of:
Paid in capital	$684,611,161
Accumulated undistributed net investment income (loss)	365,640
Accumulated undistributed net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	(16,663,451)
Net unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	1,281,868

Net assets	$669,595,218

Class IA
Net asset value, offering and redemption price per share, $36,937,255 / 3,725,818 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

Class IB
Net asset value, offering and redemption price per share, $291,788,886 / 29,365,754 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.94

Class K
Net asset value, offering and redemption price per share, $340,869,077 / 34,380,004 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.91

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest (net of $56 foreign withholding tax)	$18,207,752
Dividends	150,000

Total income	18,357,752

EXPENSES
Investment management fees	3,758,924
Administrative fees	960,166
Distribution fees – Class IB	733,237
Custodian fees	180,000
Printing and mailing expenses	106,023
Professional fees	104,946
Distribution fees – Class IA	93,244
Interest expense	73,466
Offering costs	12,878
Miscellaneous	88,485

Gross expenses	6,111,369
Less: Waiver from investment manager	(68,303)

Net expenses	6,043,066

NET INVESTMENT INCOME (LOSS)	12,314,686

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	9,787,870
Futures	(2,505,271)
Foreign currency transactions	1,246,648
Options written	233,859
Securities sold short	(897,973)

Net realized gain (loss)	7,865,133

Change in unrealized appreciation (depreciation) on:
Investments	5,579,996
Futures	(701,461)
Foreign currency translations	491,927
Options written	1,359
Securities sold short	(198,550)

Net change in unrealized appreciation (depreciation)	5,173,271

NET REALIZED AND UNREALIZED GAIN (LOSS)	13,038,404

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,353,090

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,314,686	$23,429,220
Net realized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	7,865,133	29,114,231
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options written, futures and foreign currency translations	5,173,271	(96,064,216)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,353,090	(43,520,765)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class IA	(773,357)	(583,540)
Class IB	(6,066,915)	(16,209,460)
Class K	(8,191,092)	(6,822,629)

	(15,031,364)	(23,615,629)

Distributions from net realized capital gains
Class IA	(389,084)	(99,729)
Class IB	(3,056,382)	(777,785)
Class K	(3,652,509)	(1,048,369)

	(7,097,975)	(1,925,883)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,129,339)	(25,541,512)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 302,786 and 625,663 shares, respectively ]	3,018,169	6,296,054
Capital shares issued in reinvestment of dividends and distributions [ 116,804 and 68,132 shares, respectively ]	1,162,441	683,269
Capital shares repurchased [ (499,085) and (969,640) shares, respectively ]	(4,979,459)	(9,799,676)

Total Class IA transactions	(798,849)	(2,820,353)

Class IB
Capital shares sold [ 4,245,445 and 14,254,119 shares, respectively ]	42,491,784	145,274,207
Capital shares issued in reinvestment of dividends and distributions [ 914,665 and 1,676,522 shares, respectively ]	9,123,297	16,987,245
Capital shares repurchased [ (5,276,478) and (35,500,361) shares, respectively ]	(52,809,348)	(361,630,662)
Capital shares repurchased in-kind (Note 9)[ 0 and (123,318,096) shares, respectively ]	—	(1,233,559,078)

Total Class IB transactions	(1,194,267)	(1,432,928,288)

Class K
Capital shares sold [ 3,086,308 and 6,507,127 shares, respectively ]	30,857,295	65,701,610
Capital shares issued in reinvestment of dividends and distributions [ 1,189,762 and 784,690 shares, respectively ]	11,843,601	7,870,998
Capital shares repurchased [ (7,671,727) and (6,154,929) shares, respectively ]	(76,557,577)	(61,933,454)

Total Class K transactions	(33,856,681)	11,639,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(35,849,797)	(1,424,109,487)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(32,626,046)	(1,493,171,764)
NET ASSETS:
Beginning of year	702,221,264	2,195,393,028

End of year (a)	$669,595,218	$702,221,264

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$365,640	$930,944

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.87	$10.29	$10.44	$10.48	$10.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.19	0.24	0.30
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.19	(0.38)	0.38	0.39	0.37

Total from investment operations	0.36	(0.23)	0.57	0.63	0.67

Less distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.22)	(0.30)	(0.32)
Distributions from net realized gains	(0.11)	(0.03)	(0.50)	(0.37)	(0.14)

Total dividends and distributions	(0.32)	(0.19)	(0.72)	(0.67)	(0.46)

Net asset value, end of year	$9.91	$9.87	$10.29	$10.44	$10.48

Total return	3.60%	(2.33)%	5.50%	6.10%	6.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$36,937	$37,566	$41,985	$41,783	$2,826,132
Ratio of expenses to average net assets:
After waivers	1.01%**	1.00%	0.98%	0.69%	0.69%
Before waivers	1.02%**	1.00%	0.98%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers	1.67%	1.52%	1.77%	2.28%	2.80%
Before waivers	1.66%	1.52%	1.77%	2.28%	2.80%
Portfolio turnover rate^	264%	410%	376%	384%	492%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.89	$10.31	$10.46	$10.50	$10.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.19	0.23	0.27
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.20	(0.38)	0.38	0.37	0.38

Total from investment operations	0.37	(0.23)	0.57	0.60	0.65

Less distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.22)	(0.27)	(0.30)
Distributions from net realized gains	(0.11)	(0.03)	(0.50)	(0.37)	(0.14)

Total dividends and distributions	(0.32)	(0.19)	(0.72)	(0.64)	(0.44)

Net asset value, end of year	$9.94	$9.89	$10.31	$10.46	$10.50

Total return	3.70%	(2.31)%	5.50%	5.83%	6.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$291,789	$291,699	$1,776,443	$1,533,747	$1,388,875
Ratio of expenses to average net assets:
After waivers	1.01%**	1.00%	0.98%	0.94%	0.94%
Before waivers	1.02%**	1.00%	0.98%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets:
After waivers	1.67%	1.52%	1.76%	2.19%	2.55%
Before waivers	1.66%	1.52%	1.76%	2.19%	2.55%
Portfolio turnover rate^	264%	410%	376%	384%	492%

See Notes to Financial Statements.

1234

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MULTIMANAGER CORE BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,			August 26, 2011* to December 31, 2011
Class K	2014	2013	2012
Net asset value, beginning of period	$9.87	$10.29	$10.44	$10.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.18	0.22	0.11
Net realized and unrealized gain (loss) on investments, securities sold short, options written, futures and foreign currency transactions	0.19	(0.39)	0.38	0.02

Total from investment operations	0.38	(0.21)	0.60	0.13

Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.25)	(0.13)
Distributions from net realized gains	(0.11)	(0.03)	(0.50)	(0.37)

Total dividends and distributions	(0.34)	(0.21)	(0.75)	(0.50)

Net asset value, end of period	$9.91	$9.87	$10.29	$10.44

Total return (b)	3.86%	(2.08)%	5.76%	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$340,869	$372,956	$376,965	$1,325,807
Ratio of expenses to average net assets:
After waivers (a)	0.76%**	0.75%	0.72%	0.69%
Before waivers (a)	0.77%**	0.75%	0.72%	0.69%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	1.92%	1.77%	2.06%	2.78%
Before waivers (a)	1.91%	1.77%	2.06%	2.78%
Portfolio turnover rate^	264%	410%	376%	384%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Interest Expense of 0.01%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1235

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.91%	14.78%	7.93%
Portfolio – Class IB Shares	4.92	14.70	7.76
Portfolio – Class K Shares**	5.07	N/A	18.68
Russell 2500TM Growth Index	7.05	17.27	9.37
VMI – MCG 2500†	7.66	15.40	10.90

†   In 2014, the VMI – MCG 2500 was removed as a benchmark index against which the Portfolio measured its performance. The Investment Manager believes that the VMI – MCG 2500 does not accurately reflect the Portfolio’s current investment objectives and strategies.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.92% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 2500TM Growth Index and the VMI – MCG 2500, returned 7.05% and 7.66%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Consumer Staples and Information Technology stock selection were lead contributors to relative performance for the year.

•	Keurig Green Mountain, a Consumer Staples investment not held by the benchmark, was the leading individual contributor to relative performance.

•

Relative overweights in medical device manufacturer DexCom and semiconductor products company Cavium as well as underweights in Information Technology holding 3D Systems and Consumer Staples stock Nu Skin also added to relative performance.

What hurt performance during the year:

•	Stock selection was a key driver of relative underperformance, especially in the Industrials and Health Care sectors. An underweight in the Health Care sector also detracted from performance.

•	Underweighting semiconductor manufacturer Skyworks Solutions and Cheniere Energy, Inc. detracted from performance at the individual holding level.

•

Overweights in Consumer Discretionary holding Zulily, Inc., oil and gas company Rex Energy Corporation, satellite technology developer DigitalGlobe, Health Care holding Heartware and stone tiles retailer Tile Shop Holdings were also detrimental.

1236

MULTIMANAGER MID CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of 12/31/14	% of Net Assets
Information Technology	22.2%
Consumer Discretionary	20.0
Health Care	18.7
Industrials	17.7
Financials	8.0
Materials	4.7
Energy	3.1
Consumer Staples	2.9
Exchange Traded Funds	0.4
Telecommunication Services	0.3
Utilities	0.2
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,009.10	$5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.24	6.03
Class IB
Actual	1,000.00	1,009.54	6.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.24	6.03
Class K
Actual	1,000.00	1,009.98	4.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.76

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.18%, 1.18% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1237

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (20.0%)
Auto Components (1.2%)
American Axle & Manufacturing Holdings, Inc.*	22,064	$498,426
Cooper Tire & Rubber Co.	187	6,480
Cooper-Standard Holding, Inc.*	32	1,852
Dana Holding Corp.	3,553	77,242
Dorman Products, Inc.*	1,141	55,076
Drew Industries, Inc.*	995	50,815
Fox Factory Holding Corp.*	479	7,774
Gentex Corp.	3,626	131,007
Gentherm, Inc.*	1,489	54,527
Goodyear Tire & Rubber Co.	11,570	330,555
Lear Corp.	2,734	268,151
Modine Manufacturing Co.*	587	7,983
Motorcar Parts of America, Inc.*	762	23,691
Remy International, Inc.	45	941
Shiloh Industries, Inc.*	320	5,034
Standard Motor Products, Inc.	486	18,526
Stoneridge, Inc.*	946	12,166
Strattec Security Corp.	116	9,579
Tenneco, Inc.*	9,323	527,775
Tower International, Inc.*	860	21,973

		2,109,573

Automobiles (0.5%)
Harley-Davidson, Inc.	8,017	528,400
Tesla Motors, Inc.*	828	184,156
Thor Industries, Inc.	1,940	108,388
Winnebago Industries, Inc.	1,146	24,937

		845,881

Distributors (0.6%)
Core-Mark Holding Co., Inc.	102	6,317
LKQ Corp.*	32,043	901,049
Pool Corp.	1,903	120,726

		1,028,092

Diversified Consumer Services (1.4%)
2U, Inc.*	10,673	209,831
American Public Education, Inc.*	692	25,514
Bright Horizons Family Solutions, Inc.*	9,972	468,784
Capella Education Co.	459	35,325
Carriage Services, Inc.	131	2,744
Collectors Universe, Inc.	282	5,882
Grand Canyon Education, Inc.*	20,486	955,877
ITT Educational Services, Inc.*	135	1,297
K12, Inc.*	631	7,490
Liberty Tax, Inc.*	150	5,361
LifeLock, Inc.*	3,402	62,971
Nord Anglia Education, Inc.*	11,800	225,144
Service Corp. International	6,994	158,764
ServiceMaster Global Holdings, Inc.*	1,148	30,732
Sotheby’s, Inc.	2,577	111,275
Strayer Education, Inc.*	457	33,946
Weight Watchers International, Inc.*	1,067	26,504

		2,367,441

Hotels, Restaurants & Leisure (4.1%)

Aramark	1,646	51,273
BJ’s Restaurants, Inc.*	209	10,494
Bloomin’ Brands, Inc.*	3,252	80,520
Boyd Gaming Corp.*	2,608	33,330
Bravo Brio Restaurant Group, Inc.*	761	10,586
Brinker International, Inc.	2,721	159,695
Buffalo Wild Wings, Inc.*	4,597	829,207
Caesars Entertainment Corp.*	267	4,189
Cheesecake Factory, Inc.	2,108	106,053
Chipotle Mexican Grill, Inc.*	794	543,501
Choice Hotels International, Inc.	85	4,762
Churchill Downs, Inc.	367	34,975
Chuy’s Holdings, Inc.*	672	13,218
ClubCorp Holdings, Inc.	914	16,388
Cracker Barrel Old Country Store, Inc.	744	104,725
Dave & Buster’s Entertainment, Inc.*	194	5,296
Del Frisco’s Restaurant Group, Inc.*	992	23,550
Denny’s Corp.*	2,465	25,414
Diamond Resorts International, Inc.*	18,550	517,545
DineEquity, Inc.	277	28,708
Domino’s Pizza, Inc.	2,340	220,358
Dunkin’ Brands Group, Inc.	4,489	191,456
El Pollo Loco Holdings, Inc.*	277	5,532
Famous Dave’s of America, Inc.*	203	5,333
Fiesta Restaurant Group, Inc.*	1,128	68,582
Habit Restaurants, Inc., Class A*	174	5,629
Hilton Worldwide Holdings, Inc.*	12,658	330,247
Ignite Restaurant Group, Inc.*	333	2,621
Interval Leisure Group, Inc.	1,277	26,677
Jack in the Box, Inc.	1,675	133,933
Jamba, Inc.*	755	11,393
Krispy Kreme Doughnuts, Inc.*	2,750	54,285
La Quinta Holdings, Inc.*	1,279	28,215
Life Time Fitness, Inc.*	105	5,945
Morgans Hotel Group Co.*	340	2,666
Nathan’s Famous, Inc.*	135	10,800
Noodles & Co.*	9,816	258,652
Norwegian Cruise Line Holdings Ltd.*	6,592	308,242
Panera Bread Co., Class A*	3,523	615,820
Papa John’s International, Inc.	1,293	72,149
Papa Murphy’s Holdings, Inc.*	264	3,068
Pinnacle Entertainment, Inc.*	2,522	56,114
Popeyes Louisiana Kitchen, Inc.*	998	56,157
Potbelly Corp.*	19,477	250,669
Red Robin Gourmet Burgers, Inc.*	601	46,262
Restaurant Brands International LP*	89	3,372
Restaurant Brands International, Inc.*	8,832	344,788
Ruth’s Hospitality Group, Inc.	943	14,145
Scientific Games Corp., Class A*	1,345	17,122
SeaWorld Entertainment, Inc.	2,870	51,373
Six Flags Entertainment Corp.	3,082	132,988
Sonic Corp.	1,608	43,786

See Notes to Financial Statements.

1238

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Texas Roadhouse, Inc.	2,936	$99,119
Vail Resorts, Inc.	1,525	138,973
Wyndham Worldwide Corp.	8,688	745,083
Zoe’s Kitchen, Inc.*	9,660	288,931

		7,253,914

Household Durables (2.3%)
Beazer Homes USA, Inc.*	460	8,906
Cavco Industries, Inc.*	374	29,647
D.R. Horton, Inc.	1,258	31,815
Dixie Group, Inc.*	493	4,521
GoPro, Inc., Class A*	5,804	366,929
Harman International Industries, Inc.	5,578	595,228
Helen of Troy Ltd.*	457	29,732
Installed Building Products, Inc.*	398	7,092
iRobot Corp.*	1,244	43,192
Jarden Corp.*	9,544	456,967
KB Home	16,915	279,943
La-Z-Boy, Inc.	1,872	50,245
Leggett & Platt, Inc.	2,895	123,356
Lennar Corp., Class A	466	20,882
LGI Homes, Inc.*	145	2,163
Libbey, Inc.*	855	26,881
M/I Homes, Inc.*	11,604	266,428
NVR, Inc.*	177	225,733
Tempur Sealy International, Inc.*	9,826	539,546
TRI Pointe Homes, Inc.*	601	9,165
Tupperware Brands Corp.	2,136	134,568
Turtle Beach Corp.*	306	976
Universal Electronics, Inc.*	672	43,700
Whirlpool Corp.	3,582	693,977
William Lyon Homes, Class A*	97	1,966

		3,993,558

Internet & Catalog Retail (1.6%)
Blue Nile, Inc.*	525	18,905
Coupons.com, Inc.*	524	9,301
EVINE Live, Inc.*	571	3,763
FTD Cos., Inc.*	82	2,855
Groupon, Inc.*	20,298	167,662
HomeAway, Inc.*	23,413	697,239
HSN, Inc.	1,399	106,324
Liberty TripAdvisor Holdings, Inc.*	3,102	83,444
Liberty Ventures*	6,056	228,432
Netflix, Inc.*	1,367	466,981
Nutrisystem, Inc.	1,209	23,636
Orbitz Worldwide, Inc.*	941	7,744
Overstock.com, Inc.*	500	12,135
PetMed Express, Inc.	834	11,985
RetailMeNot, Inc.*	1,280	18,714
Shutterfly, Inc.*	13,015	542,660
Travelport Worldwide Ltd.	516	9,288
TripAdvisor, Inc.*	2,092	156,189
Wayfair, Inc., Class A*	181	3,593
zulily, Inc., Class A*	13,611	318,497

		2,889,347

Leisure Products (0.6%)
Arctic Cat, Inc.	200	7,100
Brunswick Corp.	1,959	100,418

Escalade, Inc.	90	1,358
Malibu Boats, Inc., Class A*	374	7,207
Marine Products Corp.	452	3,815
Nautilus, Inc.*	833	12,645
Polaris Industries, Inc.	6,025	911,221
Smith & Wesson Holding Corp.*	2,322	21,989
Sturm Ruger & Co., Inc.	820	28,397

		1,094,150

Media (1.6%)
AMC Networks, Inc., Class A*	6,212	396,139
Cablevision Systems Corp.-New York Group, Class A	8,269	170,672
Carmike Cinemas, Inc.*	1,019	26,769
Cinedigm Corp., Class A*	1,014	1,643
Cinemark Holdings, Inc.	4,875	173,452
Clear Channel Outdoor Holdings, Inc., Class A	836	8,853
Crown Media Holdings, Inc., Class A*	1,097	3,883
Cumulus Media, Inc., Class A*	3,850	16,285
Entravision Communications Corp., Class A	2,243	14,535
Eros International plc*	315	6,665
Global Sources Ltd.*	46	293
Gray Television, Inc.*	2,062	23,094
IMAX Corp.*	28,941	894,277
Interpublic Group of Cos., Inc.	17,806	369,831
Lions Gate Entertainment Corp.	3,405	109,028
Live Nation Entertainment, Inc.*	3,099	80,915
Loral Space & Communications, Inc.*	552	43,448
Martha Stewart Living Omnimedia, Inc., Class A*	936	4,034
MDC Partners, Inc., Class A	425	9,656
Morningstar, Inc.	816	52,803
National CineMedia, Inc.	556	7,990
Nexstar Broadcasting Group, Inc., Class A	1,288	66,706
Radio One, Inc., Class D*	1,116	1,864
ReachLocal, Inc.*	320	1,101
Regal Entertainment Group, Class A	889	18,989
Rentrak Corp.*	384	27,963
Saga Communications, Inc., Class A	34	1,478
Sinclair Broadcast Group, Inc., Class A	2,893	79,152
Starz, Class A*	3,471	103,089
Townsquare Media, Inc., Class A*	255	3,366
World Wrestling Entertainment, Inc., Class A	1,193	14,722

		2,732,695

Multiline Retail (0.1%)
Big Lots, Inc.	643	25,733
Burlington Stores, Inc.*	1,082	51,135
Dillard’s, Inc., Class A	683	85,498
Sears Holdings Corp.*	859	28,330
Tuesday Morning Corp.*	1,484	32,203

		222,899

See Notes to Financial Statements.

1239

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Specialty Retail (4.2%)
Aaron’s, Inc.	484	$14,796
Abercrombie & Fitch Co., Class A	423	12,115
Advance Auto Parts, Inc.	3,274	521,483
America’s Car-Mart, Inc.*	55	2,936
ANN, Inc.*	1,981	72,267
Asbury Automotive Group, Inc.*	1,295	98,316
AutoNation, Inc.*	2,894	174,827
Boot Barn Holdings, Inc.*	79	1,438
Brown Shoe Co., Inc.	881	28,324
Buckle, Inc.	1,192	62,604
Build-A-Bear Workshop, Inc.*	376	7,558
Cabela’s, Inc.*	4,539	239,251
Cato Corp., Class A	173	7,297
Chico’s FAS, Inc.	2,844	46,101
Christopher & Banks Corp.*	1,620	9,250
Citi Trends, Inc.*	1,680	42,420
Conn’s, Inc.*	1,156	21,606
Container Store Group, Inc.*	681	13,028
CST Brands, Inc.	2,722	118,706
Destination Maternity Corp.	94	1,499
Destination XL Group, Inc.*	265	1,447
Dick’s Sporting Goods, Inc.	705	35,003
Express, Inc.*	210	3,085
Finish Line, Inc., Class A	488	11,863
Five Below, Inc.*	15,726	642,093
Foot Locker, Inc.	896	50,337
Francesca’s Holdings Corp.*	1,781	29,743
GameStop Corp., Class A	238	8,044
Genesco, Inc.*	83	6,359
GNC Holdings, Inc., Class A	3,844	180,514
Group 1 Automotive, Inc.	182	16,311
hhgregg, Inc.*	176	1,332
Hibbett Sports, Inc.*	1,092	52,886
Kirkland’s, Inc.*	369	8,723
Lithia Motors, Inc., Class A	5,007	434,057
Lumber Liquidators Holdings, Inc.*	1,159	76,853
Mattress Firm Holding Corp.*	5,053	293,478
Men’s Wearhouse, Inc.	1,614	71,258
Michaels Cos., Inc.*	771	19,067
Monro Muffler Brake, Inc.	1,329	76,816
Murphy USA, Inc.*	914	62,938
New York & Co., Inc.*	480	1,267
Outerwall, Inc.*	786	59,123
Pacific Sunwear of California, Inc.*	1,796	3,915
Penske Automotive Group, Inc.	791	38,814
PetSmart, Inc.	4,171	339,081
Pier 1 Imports, Inc.	3,984	61,354
Restoration Hardware Holdings, Inc.*	1,317	126,445
Ross Stores, Inc.	3,077	290,038
Sally Beauty Holdings, Inc.*	5,070	155,852
Select Comfort Corp.*	2,289	61,872
Signet Jewelers Ltd.	2,313	304,321
Sportsman’s Warehouse Holdings, Inc.*	23,443	171,603
Tile Shop Holdings, Inc.*	34,026	302,151
Tractor Supply Co.	4,645	366,119

Ulta Salon Cosmetics & Fragrance, Inc.*	7,244	926,073
Urban Outfitters, Inc.*	3,262	114,594
Vitamin Shoppe, Inc.*	2,365	114,892
Williams-Sonoma, Inc.	3,956	299,390
Winmark Corp.	99	8,605
Zumiez, Inc.*	689	26,616

		7,350,154

Textiles, Apparel & Luxury Goods (1.8%)
Carter’s, Inc.	2,271	198,281
Columbia Sportswear Co.	777	34,608
Crocs, Inc.*	437	5,458
Culp, Inc.	80	1,734
Deckers Outdoor Corp.*	1,465	133,374
Fossil Group, Inc.*	1,969	218,047
G-III Apparel Group Ltd.*	810	81,818
Hanesbrands, Inc.	4,189	467,576
Iconix Brand Group, Inc.*	704	23,788
Kate Spade & Co.*	16,413	525,380
Movado Group, Inc.	363	10,298
Oxford Industries, Inc.	612	33,789
Quiksilver, Inc.*	3,677	8,126
Samsonite International S.A.	85,160	252,096
Sequential Brands Group, Inc.*	584	7,633
Skechers U.S.A., Inc., Class A*	1,225	67,681
Steven Madden Ltd.*	2,462	78,366
Tumi Holdings, Inc.*	2,138	50,735
Under Armour, Inc., Class A*	4,259	289,186
Vera Bradley, Inc.*	920	18,750
Vince Holding Corp.*	7,046	184,183
Wolverine World Wide, Inc.	17,471	514,870

		3,205,777

Total Consumer Discretionary		35,093,481

Consumer Staples (2.9%)
Beverages (0.4%)
Boston Beer Co., Inc., Class A*	1,047	303,149
Coca-Cola Bottling Co. Consolidated	177	15,581
Craft Brew Alliance, Inc.*	381	5,083
Monster Beverage Corp.*	2,875	311,506
National Beverage Corp.*	499	11,287

		646,606

Food & Staples Retailing (1.1%)
Andersons, Inc.	1,095	58,188
Casey’s General Stores, Inc.	1,613	145,686
Chefs’ Warehouse, Inc.*	605	13,939
Diplomat Pharmacy, Inc.*	1,884	51,565
Fairway Group Holdings Corp.*	888	2,797
Fresh Market, Inc.*	1,814	74,737
Liberator Medical Holdings, Inc.	1,543	4,475
Natural Grocers by Vitamin Cottage, Inc.*	373	10,508
PriceSmart, Inc.	790	72,064
Rite Aid Corp.*	27,537	207,078
Smart & Final Stores, Inc.*	8,855	139,289
Sprouts Farmers Market, Inc.*	16,594	563,864
United Natural Foods, Inc.*	2,095	161,996

See Notes to Financial Statements.

1240

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Whole Foods Market, Inc.	7,596	$382,990

		1,889,176

Food Products (1.1%)
Alico, Inc.	11	550
B&G Foods, Inc.	2,150	64,285
Boulder Brands, Inc.*	2,351	26,002
Calavo Growers, Inc.	597	28,238
Cal-Maine Foods, Inc.	1,309	51,090
Darling Ingredients, Inc.*	1,369	24,861
Diamond Foods, Inc.*	913	25,774
Farmer Bros Co.*	320	9,424
Flowers Foods, Inc.	7,259	139,300
Freshpet, Inc.*	5,256	89,668
Hain Celestial Group, Inc.*	3,864	225,233
Ingredion, Inc.	473	40,129
Inventure Foods, Inc.*	628	8,001
J&J Snack Foods Corp.	630	68,525
Keurig Green Mountain, Inc.	2,173	287,694
Lancaster Colony Corp.	488	45,696
Lifeway Foods, Inc.*	210	3,891
Limoneira Co.	450	11,241
Pilgrim’s Pride Corp.*	346	11,345
Sanderson Farms, Inc.	837	70,329
Seaboard Corp.*	1	4,198
Tootsie Roll Industries, Inc.	713	21,854
TreeHouse Foods, Inc.*	4,651	397,800
WhiteWave Foods Co.*	7,317	256,022

		1,911,150

Household Products (0.1%)
Central Garden & Pet Co., Class A*	168	1,604
Harbinger Group, Inc.*	1,453	20,575
Oil-Dri Corp. of America	28	914
Orchids Paper Products Co.	278	8,093
Spectrum Brands Holdings, Inc.	900	86,112
WD-40 Co.	631	53,685

		170,983

Personal Products (0.2%)
Avon Products, Inc.	7,471	70,153
Coty, Inc., Class A*	2,176	44,956
Female Health Co.	727	2,850
Herbalife Ltd.	3,214	121,168
IGI Laboratories, Inc.*	1,395	12,276
Inter Parfums, Inc.	62	1,702
Medifast, Inc.*	500	16,775
Nu Skin Enterprises, Inc., Class A	2,491	108,857
Revlon, Inc., Class A*	126	4,304
Synutra International, Inc.*	702	4,268
USANA Health Sciences, Inc.*	238	24,416

		411,725

Tobacco (0.0%)
22nd Century Group, Inc.*	1,958	3,231
Vector Group Ltd.	2,000	42,620

		45,851

Total Consumer Staples		5,075,491

Energy (3.1%)
Energy Equipment & Services (1.1%)
Aspen Aerogels, Inc.*	98	782
Atwood Oceanics, Inc.*	595	16,880
Basic Energy Services, Inc.*	1,378	9,660
C&J Energy Services, Inc.*	10,098	133,395
CARBO Ceramics, Inc.	835	33,442
Dresser-Rand Group, Inc.*	3,227	263,969
Dril-Quip, Inc.*	1,732	132,896
FMC Technologies, Inc.*	4,280	200,475
FMSA Holdings, Inc.*	330	2,284
Forum Energy Technologies, Inc.*	964	19,984
Frank’s International N.V.	183	3,043
Geospace Technologies Corp.*	58	1,537
Glori Energy, Inc.*	606	2,533
Gulf Island Fabrication, Inc.	214	4,149
Independence Contract Drilling, Inc.*	89	465
ION Geophysical Corp.*	916	2,519
Matrix Service Co.*	1,108	24,731
Nabors Industries Ltd.	1,255	16,290
Nordic American Offshore Ltd.	341	4,187
North Atlantic Drilling Ltd.	785	1,279
Oceaneering International, Inc.	10,169	598,039
Patterson-UTI Energy, Inc.	3,120	51,761
PHI, Inc. (Non-Voting)*	24	898
Pioneer Energy Services Corp.*	14,221	78,784
Profire Energy, Inc.*	739	1,685
RigNet, Inc.*	4,223	173,270
RPC, Inc.	2,607	33,995
Superior Energy Services, Inc.	8,126	163,739
Tesco Corp.	166	2,128
Unit Corp.*	184	6,274
Willbros Group, Inc.*	1,783	11,179

		1,996,252

Oil, Gas & Consumable Fuels (2.0%)
Abraxas Petroleum Corp.*	4,186	12,307
Adams Resources & Energy, Inc.	5	250
Alon USA Energy, Inc.	309	3,915
Apco Oil and Gas International, Inc.*	121	1,698
Approach Resources, Inc.*	771	4,927
Bonanza Creek Energy, Inc.*	1,407	33,768
BPZ Resources, Inc.*	2,584	747
Callon Petroleum Co.*	37,400	203,830
Carrizo Oil & Gas, Inc.*	1,959	81,494
Clayton Williams Energy, Inc.*	265	16,907
Clean Energy Fuels Corp.*	1,776	8,871
Concho Resources, Inc.*	2,073	206,782
CVR Energy, Inc.	273	10,568
Delek U.S. Holdings, Inc.	1,315	35,873
Diamondback Energy, Inc.*	5,482	327,714
Eclipse Resources Corp.*	794	5,582
Energen Corp.	3,625	231,130
Evolution Petroleum Corp.	1,077	8,002
EXCO Resources, Inc.	2,693	5,844
FX Energy, Inc.*	2,498	3,872
GasLog Ltd.	374	7,611
Gastar Exploration, Inc.*	2,886	6,955
Goodrich Petroleum Corp.*	1,562	6,935

See Notes to Financial Statements.

1241

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Green Plains, Inc.	1,334	$33,056
Gulfport Energy Corp.*	2,936	122,549
Isramco, Inc.*	47	6,486
Jones Energy, Inc., Class A*	533	6,082
Kosmos Energy Ltd.*	4,675	39,223
Laredo Petroleum Holdings, Inc.*	2,942	30,450
Magnum Hunter Resources Corp.*	8,536	26,803
Matador Resources Co.*	16,788	339,621
Memorial Resource Development Corp.*	1,229	22,159
Miller Energy Resources, Inc.*	228	285
Oasis Petroleum, Inc.*	8,173	135,181
Pacific Ethanol, Inc.*	69	713
Panhandle Oil and Gas, Inc., Class A	670	15,598
Parsley Energy, Inc., Class A*	2,306	36,804
PBF Energy, Inc., Class A	936	24,935
PDC Energy, Inc.*	145	5,984
PetroQuest Energy, Inc.*	2,421	9,055
Pioneer Natural Resources Co.	1,911	284,452
QEP Resources, Inc.	1,021	20,645
Quicksilver Resources, Inc.*	986	195
REX American Resources Corp.*	219	13,571
Rex Energy Corp.*	44,476	226,828
Ring Energy, Inc.*	938	9,849
Rosetta Resources, Inc.*	378	8,433
RSP Permian, Inc.*	348	8,749
Sanchez Energy Corp.*	17,614	163,634
SemGroup Corp., Class A	1,813	123,991
SM Energy Co.	2,877	110,995
Solazyme, Inc.*	3,415	8,811
Synergy Resources Corp.*	2,888	36,215
Targa Resources Corp.	1,599	169,574
Teekay Corp.	881	44,834
TransAtlantic Petroleum Ltd.*	770	4,150
Triangle Petroleum Corp.*	1,621	7,748
Ultra Petroleum Corp.*	2,017	26,544
Vertex Energy, Inc.*	600	2,514
W&T Offshore, Inc.	710	5,211
Western Refining, Inc.	2,263	85,496
World Fuel Services Corp.	682	32,006

		3,475,011

Total Energy		5,471,263

Financials (8.0%)
Banks (1.9%)
Bank of the Ozarks, Inc.	3,361	127,449
BBCN Bancorp, Inc.	12,000	172,560
Cardinal Financial Corp.	57	1,130
CommunityOne Bancorp*	90	1,030
Eagle Bancorp, Inc.*	800	28,416
First Financial Bankshares, Inc.	1,477	44,133
First Republic Bank/California	6,672	347,745
Home BancShares, Inc./Arkansas	1,835	59,013
Iberiabank Corp.	4,351	282,162
Independent Bank Group, Inc.	2,094	81,792
Investors Bancorp, Inc.	1,856	20,834
ServisFirst Bancshares, Inc.	39	1,285
Signature Bank/New York*	5,557	699,960
Square 1 Financial, Inc., Class A*	12,920	319,124

SVB Financial Group*	3,641	422,611
Talmer Bancorp, Inc., Class A	16,700	234,468
Texas Capital Bancshares, Inc.*	1,672	90,840
ViewPoint Financial Group, Inc.	173	4,126
Western Alliance Bancorp*	13,303	369,823

		3,308,501

Capital Markets (2.5%)
Affiliated Managers Group, Inc.*	1,827	387,763
Artisan Partners Asset Management, Inc., Class A	1,163	58,766
BGC Partners, Inc., Class A	2,019	18,474
Cohen & Steers, Inc.	817	34,379
Diamond Hill Investment Group, Inc.	124	17,117
Eaton Vance Corp.	5,084	208,088
Evercore Partners, Inc., Class A	6,329	331,450
Federated Investors, Inc., Class B	2,875	94,674
Fifth Street Asset Management, Inc.*	117	1,632
Financial Engines, Inc.	2,163	79,058
GAMCO Investors, Inc., Class A	269	23,925
Greenhill & Co., Inc.	1,194	52,058
HFF, Inc., Class A	1,385	49,749
INTL FCStone, Inc.*	134	2,756
Julius Baer Group Ltd.*	8,042	366,997
Ladenburg Thalmann Financial Services, Inc.*	4,275	16,886
Lazard Ltd., Class A	14,071	703,972
Legg Mason, Inc.	1,717	91,636
LPL Financial Holdings, Inc.	3,691	164,434
Manning & Napier, Inc.	5,336	73,744
Medley Management, Inc., Class A	143	2,102
Moelis & Co., Class A	48	1,677
Northern Trust Corp.	4,870	328,238
NorthStar Asset Management Group, Inc.	1,673	37,760
OM Asset Management plc*	547	8,883
Pzena Investment Management, Inc., Class A	511	4,834
RCS Capital Corp., Class A	396	4,847
SEI Investments Co.	5,233	209,529
Silvercrest Asset Management Group, Inc., Class A	246	3,850
Stifel Financial Corp.*	6,371	325,049
Virtus Investment Partners, Inc.	2,127	362,632
Waddell & Reed Financial, Inc., Class A	3,602	179,452
Westwood Holdings Group, Inc.	309	19,102
WisdomTree Investments, Inc.	4,540	71,165

		4,336,678

Consumer Finance (0.2%)
Credit Acceptance Corp.*	275	37,513
Encore Capital Group, Inc.*	729	32,367
First Cash Financial Services, Inc.*	1,225	68,196
PRA Group, Inc.*	2,115	122,522
SLM Corp.	6,068	61,833
World Acceptance Corp.*	335	26,616

		349,047

See Notes to Financial Statements.

1242

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Diversified Financial Services (0.3%)
CBOE Holdings, Inc.	3,618	$229,453
MarketAxess Holdings, Inc.	1,594	114,306
MSCI, Inc.	2,186	103,704

		447,463

Insurance (0.6%)
American Financial Group, Inc./Ohio	505	30,664
AmTrust Financial Services, Inc.	914	51,412
Arthur J. Gallagher & Co.	6,255	294,485
Assured Guaranty Ltd.	14,272	370,929
Atlas Financial Holdings, Inc.*	474	7,736
Brown & Brown, Inc.	301	9,906
Crawford & Co., Class B	328	3,372
eHealth, Inc.*	740	18,441
Employers Holdings, Inc.	753	17,703
Erie Indemnity Co., Class A	1,036	94,038
Federated National Holding Co.	548	13,240
HCI Group, Inc.	275	11,891
Heritage Insurance Holdings, Inc.*	300	5,829
Infinity Property & Casualty Corp.	185	14,293
Maiden Holdings Ltd.	212	2,711
National Interstate Corp.	54	1,609
Reinsurance Group of America, Inc.	813	71,235
State National Cos., Inc.	218	2,612
United Insurance Holdings Corp.	643	14,114
Universal Insurance Holdings, Inc.	1,251	25,583

		1,061,803

Real Estate Investment Trusts (REITs) (1.8%)
Alexander’s, Inc. (REIT)	85	37,160
Apartment Investment & Management Co. (REIT), Class A	3,504	130,174
Aviv REIT, Inc. (REIT)	73	2,517
CareTrust REIT, Inc. (REIT)	761	9,383
Columbia Property Trust, Inc. (REIT)	795	20,153
CoreSite Realty Corp. (REIT)	886	34,598
DuPont Fabros Technology, Inc. (REIT)	880	29,251
EastGroup Properties, Inc. (REIT)	1,214	76,871
Empire State Realty Trust, Inc. (REIT), Class A	3,938	69,230
Equity LifeStyle Properties, Inc. (REIT)	2,566	132,277
Extra Space Storage, Inc. (REIT)	4,898	287,219
Federal Realty Investment Trust (REIT)	1,889	252,106
Gaming and Leisure Properties, Inc. (REIT)	644	18,895
Glimcher Realty Trust (REIT)	5,205	71,517
Healthcare Trust of America, Inc. (REIT), Class A	613	16,501
Iron Mountain, Inc. (REIT)	6,953	268,803

Lamar Advertising Co. (REIT), Class A	3,354	179,909
National Health Investors, Inc. (REIT)	1,577	110,327
NorthStar Realty Finance Corp. (REIT)	1,940	34,105
Omega Healthcare Investors, Inc. (REIT)	1,778	69,466
Outfront Media, Inc. (REIT)	379	10,172
Paramount Group, Inc. (REIT)*	20,857	387,732
Potlatch Corp. (REIT)	1,732	72,519
PS Business Parks, Inc. (REIT)	420	33,407
QTS Realty Trust, Inc. (REIT), Class A	511	17,292
Rayonier, Inc. (REIT)	676	18,887
Ryman Hospitality Properties, Inc. (REIT)	945	49,839
Sabra Health Care REIT, Inc. (REIT)	2,173	65,994
Saul Centers, Inc. (REIT)	375	21,446
Sovran Self Storage, Inc. (REIT)	1,201	104,751
Strategic Hotels & Resorts, Inc. (REIT)*	8,547	113,077
Sun Communities, Inc. (REIT)	2,016	121,887
Tanger Factory Outlet Centers, Inc. (REIT)	2,438	90,109
Taubman Centers, Inc. (REIT)	2,510	191,814
UMH Properties, Inc. (REIT)	203	1,939
Universal Health Realty Income Trust (REIT)	356	17,131
Urstadt Biddle Properties, Inc. (REIT), Class A	564	12,340

		3,180,798

Real Estate Management & Development (0.4%)
Altisource Asset Management Corp.*	48	14,886
Altisource Portfolio Solutions S.A.*	554	18,720
CBRE Group, Inc., Class A*	11,458	392,437
Consolidated-Tomoka Land Co.	55	3,069
Forestar Group, Inc.*	180	2,772
Howard Hughes Corp.*	797	103,945
Jones Lang LaSalle, Inc.	509	76,314
Kennedy-Wilson Holdings, Inc.	235	5,945
Marcus & Millichap, Inc.*	343	11,405
Realogy Holdings Corp.*	2,674	118,966
St. Joe Co.*	1,618	29,755
Tejon Ranch Co.*	55	1,620

		779,834

Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc.*	606	47,153
Essent Group Ltd.*	10,287	264,479
Kearny Financial Corp.*	44	605
Meridian Bancorp, Inc.*	879	9,862
MGIC Investment Corp.*	5,938	55,342
Nationstar Mortgage Holdings, Inc.*	818	23,059
Ocwen Financial Corp.*	4,147	62,620
Radian Group, Inc.	1,617	27,036

See Notes to Financial Statements.

1243

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Stonegate Mortgage Corp.*	107	$1,280
Tree.com, Inc.*	122	5,898
United Financial Bancorp, Inc.	426	6,117

		503,451

Total Financials		13,967,575

Health Care (18.7%)
Biotechnology (5.4%)
ACADIA Pharmaceuticals, Inc.*	3,060	97,155
Acceleron Pharma, Inc.*	691	26,921
Achillion Pharmaceuticals, Inc.*	823	10,082
Acorda Therapeutics, Inc.*	1,756	71,768
Actinium Pharmaceuticals, Inc.*	867	5,107
Adamas Pharmaceuticals, Inc.*	107	1,859
Aegerion Pharmaceuticals, Inc.*	1,241	25,987
Agenus, Inc.*	1,970	7,821
Agios Pharmaceuticals, Inc.*	1,277	143,075
Akebia Therapeutics, Inc.*	343	3,993
Alder Biopharmaceuticals, Inc.*	349	10,152
Alkermes plc*	5,205	304,805
Alnylam Pharmaceuticals, Inc.*	3,938	381,986
AMAG Pharmaceuticals, Inc.*	629	26,808
Anacor Pharmaceuticals, Inc.*	502	16,189
Applied Genetic Technologies Corp.*	221	4,645
Ardelyx, Inc.*	190	3,589
Arena Pharmaceuticals, Inc.*	9,277	32,191
ARIAD Pharmaceuticals, Inc.*	6,950	47,746
Array BioPharma, Inc.*	4,220	19,961
Arrowhead Research Corp.*	2,273	16,775
Atara Biotherapeutics, Inc.*	200	5,350
Auspex Pharmaceuticals, Inc.*	404	21,202
Avalanche Biotechnologies, Inc.*	246	13,284
BioCryst Pharmaceuticals, Inc.*	2,324	28,260
BioSpecifics Technologies Corp.*	162	6,256
BioTime, Inc.*	2,254	8,407
Bluebird Bio, Inc.*	917	84,107
Calithera Biosciences, Inc.*	285	5,757
Cara Therapeutics, Inc.*	232	2,313
Celldex Therapeutics, Inc.*	23,190	423,217
Cellular Dynamics International, Inc.*	401	2,578
Cepheid, Inc.*	2,945	159,442
Chimerix, Inc.*	1,267	51,009
Clovis Oncology, Inc.*	1,038	58,128
Coherus Biosciences, Inc.*	228	3,721
CTI BioPharma Corp.*	6,247	14,743
Cubist Pharmaceuticals, Inc.*	3,006	302,554
Cytori Therapeutics, Inc.*	1,831	895
CytRx Corp.*	681	1,866
Dicerna Pharmaceuticals, Inc.*	148	2,438
Dyax Corp.*	5,725	80,493
Eleven Biotherapeutics, Inc.*	203	2,412
Emergent Biosolutions, Inc.*	162	4,411
Enanta Pharmaceuticals, Inc.*	436	22,171
Epizyme, Inc.*	557	10,511
Esperion Therapeutics, Inc.*	246	9,948
Exact Sciences Corp.*	5,919	162,417
Exelixis, Inc.*	8,497	12,236
FibroGen, Inc.*	334	9,132
Five Prime Therapeutics, Inc.*	714	19,278

Flexion Therapeutics, Inc.*	254	5,128
Foundation Medicine, Inc.*	611	13,576
Galectin Therapeutics, Inc.*	799	2,773
Galena Biopharma, Inc.*	5,222	7,885
Genocea Biosciences, Inc.*	176	1,232
Genomic Health, Inc.*	701	22,411
Halozyme Therapeutics, Inc.*	4,340	41,881
Heron Therapeutics, Inc.*	8,319	83,689
Hyperion Therapeutics, Inc.*	475	11,400
Idera Pharmaceuticals, Inc.*	2,338	10,311
Immune Design Corp.*	235	7,233
ImmunoGen, Inc.*	3,604	21,984
Immunomedics, Inc.*	3,163	15,182
Incyte Corp.*	8,945	653,969
Infinity Pharmaceuticals, Inc.*	2,038	34,422
Inovio Pharmaceuticals, Inc.*	2,217	20,352
Insmed, Inc.*	2,082	32,209
Insys Therapeutics, Inc.*	430	18,129
Intercept Pharmaceuticals, Inc.*	527	82,212
Intrexon Corp.*	1,498	41,240
Ironwood Pharmaceuticals, Inc.*	5,033	77,106
Isis Pharmaceuticals, Inc.*	6,349	391,987
Juno Therapeutics, Inc.*	1,035	54,048
Karyopharm Therapeutics, Inc.*	8,060	301,686
Keryx Biopharmaceuticals, Inc.*	17,854	252,634
Kindred Biosciences, Inc.*	471	3,509
Kite Pharma, Inc.*	342	19,723
KYTHERA Biopharmaceuticals, Inc.*	728	25,247
Lexicon Pharmaceuticals, Inc.*	8,881	8,081
Ligand Pharmaceuticals, Inc.*	827	44,005
Loxo Oncology, Inc.*	96	1,128
MacroGenics, Inc.*	837	29,354
MannKind Corp.*	9,592	50,022
Medivation, Inc.*	3,223	321,043
Merrimack Pharmaceuticals, Inc.*	3,903	44,104
MiMedx Group, Inc.*	3,934	45,359
Mirati Therapeutics, Inc.*	312	5,778
Momenta Pharmaceuticals, Inc.*	2,011	24,212
Myriad Genetics, Inc.*	2,770	94,346
NanoViricides, Inc.*	1,629	4,431
Navidea Biopharmaceuticals, Inc.*	5,280	9,979
NeoStem, Inc.*	539	2,032
Neuralstem, Inc.*	2,990	8,133
Neurocrine Biosciences, Inc.*	3,200	71,488
NewLink Genetics Corp.*	827	32,873
Northwest Biotherapeutics, Inc.*	1,578	8,442
Novavax, Inc.*	10,030	59,478
NPS Pharmaceuticals, Inc.*	12,761	456,461
Ohr Pharmaceutical, Inc.*	928	7,740
OncoMed Pharmaceuticals, Inc.*	547	11,903
Oncothyreon, Inc.*	3,585	6,811
Ophthotech Corp.*	1,384	62,100
OPKO Health, Inc.*	8,328	83,197
Orexigen Therapeutics, Inc.*	5,146	31,185
Organovo Holdings, Inc.*	2,581	18,712
Osiris Therapeutics, Inc.*	744	11,897
Otonomy, Inc.*	254	8,466
PDL BioPharma, Inc.	6,830	52,659
Peregrine Pharmaceuticals, Inc.*	7,190	9,994
Pharmacyclics, Inc.*	4,636	566,797

See Notes to Financial Statements.

1244

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Portola Pharmaceuticals, Inc.*	1,795	$50,834
Progenics Pharmaceuticals, Inc.*	697	5,269
Prothena Corp. plc*	307	6,373
PTC Therapeutics, Inc.*	899	46,541
Puma Biotechnology, Inc.*	2,181	412,798
Radius Health, Inc.*	302	11,751
Raptor Pharmaceutical Corp.*	2,636	27,731
Receptos, Inc.*	2,005	245,633
Regado Biosciences, Inc.*	670	612
Regeneron Pharmaceuticals, Inc.*	866	355,277
Regulus Therapeutics, Inc.*	652	10,458
Repligen Corp.*	1,354	26,809
Retrophin, Inc.*	931	11,395
Sage Therapeutics, Inc.*	225	8,235
Sangamo BioSciences, Inc.*	2,858	43,470
Sarepta Therapeutics, Inc.*	1,716	24,831
Seattle Genetics, Inc.*	4,268	137,131
Spectrum Pharmaceuticals, Inc.*	675	4,678
Stemline Therapeutics, Inc.*	462	7,882
Sunesis Pharmaceuticals, Inc.*	2,169	5,531
Synageva BioPharma Corp.*	2,434	225,851
Synergy Pharmaceuticals, Inc.*	4,131	12,600
Synta Pharmaceuticals Corp.*	2,813	7,454
T2 Biosystems, Inc.*	183	3,521
TESARO, Inc.*	5,091	189,334
TG Therapeutics, Inc.*	1,136	17,994
Threshold Pharmaceuticals, Inc.*	2,126	6,761
Tokai Pharmaceuticals, Inc.*	191	2,815
Ultragenyx Pharmaceutical, Inc.*	285	12,506
United Therapeutics Corp.*	2,019	261,440
Vanda Pharmaceuticals, Inc.*	1,639	23,470
Verastem, Inc.*	119	1,088
Versartis, Inc.*	307	6,892
Vitae Pharmaceuticals, Inc.*	192	3,195
Vital Therapies, Inc.*	228	5,684
Xencor, Inc.*	609	9,768
XOMA Corp.*	3,047	10,939
Zafgen, Inc.*	233	7,186
ZIOPHARM Oncology, Inc.*	3,297	16,716

		9,500,972

Health Care Equipment & Supplies (4.9%)
Abaxis, Inc.	949	53,932
ABIOMED, Inc.*	1,682	64,017
Accuray, Inc.*	3,217	24,288
Align Technology, Inc.*	9,845	550,434
Anika Therapeutics, Inc.*	605	24,648
Antares Pharma, Inc.*	4,858	12,485
AtriCure, Inc.*	841	16,786
Atrion Corp.	65	22,101
Becton, Dickinson and Co.	3,331	463,542
Cantel Medical Corp.	1,427	61,732
Cardiovascular Systems, Inc.*	1,165	35,043
Cerus Corp.*	3,099	19,338
Cooper Cos., Inc.	1,495	242,324
Cyberonics, Inc.*	1,135	63,197
Cynosure, Inc., Class A*	314	8,610
DBV Technologies S.A. (ADR)*	3,695	100,208
DexCom, Inc.*	24,674	1,358,304
Endologix, Inc.*	2,693	41,176
GenMark Diagnostics, Inc.*	1,749	23,804
Globus Medical, Inc., Class A*	2,790	66,318

Greatbatch, Inc.*	6,470	318,971
Haemonetics Corp.*	199	7,446
HeartWare International, Inc.*	12,304	903,483
Hill-Rom Holdings, Inc.	162	7,390
Hologic, Inc.*	3,287	87,894
IDEXX Laboratories, Inc.*	2,010	298,023
Inogen, Inc.*	206	6,462
Insulet Corp.*	18,798	865,836
Integra LifeSciences Holdings Corp.*	431	23,373
K2M Group Holdings, Inc.*	390	8,139
LDR Holding Corp.*	698	22,880
Masimo Corp.*	1,861	49,019
Meridian Bioscience, Inc.	1,745	28,723
Natus Medical, Inc.*	1,357	48,906
Neogen Corp.*	8,310	412,093
Nevro Corp.*	3,867	149,537
NuVasive, Inc.*	1,642	77,437
NxStage Medical, Inc.*	2,586	46,367
Ocular Therapeutix, Inc.*	196	4,610
OraSure Technologies, Inc.*	137	1,389
Oxford Immunotec Global plc*	572	7,791
Quidel Corp.*	1,205	34,848
ResMed, Inc.	5,911	331,371
Rockwell Medical, Inc.*	203	2,087
Roka Bioscience, Inc.*	148	653
Second Sight Medical Products, Inc.*	73	749
Sientra, Inc.*	117	1,964
Sirona Dental Systems, Inc.*	5,518	482,108
Spectranetics Corp.*	13,755	475,648
STAAR Surgical Co.*	1,575	14,348
STERIS Corp.	2,479	160,763
SurModics, Inc.*	102	2,254
Tandem Diabetes Care, Inc.*	10,478	133,071
Thoratec Corp.*	2,397	77,807
TriVascular Technologies, Inc.*	329	4,135
Unilife Corp.*	3,691	12,365
Utah Medical Products, Inc.	154	9,248
Vascular Solutions, Inc.*	723	19,637
Veracyte, Inc.*	284	2,743
Volcano Corp.*	2,145	38,353
West Pharmaceutical Services, Inc.	2,962	157,697
Wright Medical Group, Inc.*	971	26,091
Zeltiq Aesthetics, Inc.*	1,231	34,357

		8,650,353

Health Care Providers & Services (2.6%)
AAC Holdings, Inc.*	127	3,927
Acadia Healthcare Co., Inc.*	11,181	684,389
Addus HomeCare Corp.*	18	437
Adeptus Health, Inc., Class A*	5,222	195,303
Air Methods Corp.*	1,659	73,046
Alliance HealthCare Services, Inc.*	56	1,175
Amsurg Corp.*	388	21,235
Bio-Reference Laboratories, Inc.*	976	31,359
BioTelemetry, Inc.*	664	6,660
Brookdale Senior Living, Inc.*	7,234	265,271
Capital Senior Living Corp.*	1,236	30,789
Centene Corp.*	2,430	252,355

See Notes to Financial Statements.

1245

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Chemed Corp.	737	$77,879
Civitas Solutions, Inc.*	304	5,177
CorVel Corp.*	481	17,903
Ensign Group, Inc.	790	35,068
Envision Healthcare Holdings, Inc.*	27,442	951,963
ExamWorks Group, Inc.*	1,470	61,137
Gentiva Health Services, Inc.*	1,319	25,127
HealthEquity, Inc.*	4,248	108,112
HealthSouth Corp.	2,813	108,188
Healthways, Inc.*	679	13,498
IPC The Hospitalist Co., Inc.*	419	19,228
Landauer, Inc.	399	13,622
MEDNAX, Inc.*	2,768	182,992
Molina Healthcare, Inc.*	1,260	67,448
MWI Veterinary Supply, Inc.*	2,164	367,685
National Research Corp., Class A	342	4,785
National Research Corp., Class B	42	1,505
Patterson Cos., Inc.	322	15,488
Premier, Inc., Class A*	10,572	354,479
Providence Service Corp.*	471	17,163
RadNet, Inc.*	1,318	11,256
Select Medical Holdings Corp.	3,131	45,086
Skilled Healthcare Group, Inc., Class A*	490	4,199
Surgical Care Affiliates, Inc.*	502	16,892
Team Health Holdings, Inc.*	2,968	170,749
Tenet Healthcare Corp.*	4,107	208,102
U.S. Physical Therapy, Inc.	511	21,442
Universal Health Services, Inc., Class B	826	91,901
WellCare Health Plans, Inc.*	134	10,996

		4,595,016

Health Care Technology (1.1%)
Allscripts Healthcare Solutions, Inc.*	2,811	35,896
athenahealth, Inc.*	1,599	232,974
Castlight Health, Inc., Class B*	467	5,464
Cerner Corp.*	4,228	273,382
Computer Programs & Systems, Inc.	472	28,674
HealthStream, Inc.*	5,490	161,845
HMS Holdings Corp.*	20,529	433,983
Imprivata, Inc.*	135	1,755
MedAssets, Inc.*	2,420	47,819
Medidata Solutions, Inc.*	2,284	109,061
Merge Healthcare, Inc.*	2,935	10,449
Omnicell, Inc.*	1,546	51,204
Quality Systems, Inc.	2,093	32,630
Veeva Systems, Inc., Class A*	15,965	421,636
Vocera Communications, Inc.*	1,015	10,576

		1,857,348

Life Sciences Tools & Services (1.3%)
Accelerate Diagnostics, Inc.*	936	17,962
Affymetrix, Inc.*	768	7,580
Bio-Techne Corp.	762	70,409
Bruker Corp.*	4,645	91,135
Cambrex Corp.*	1,302	28,149

Charles River Laboratories International, Inc.*	971	61,794
Covance, Inc.*	2,190	227,410
Enzo Biochem, Inc.*	1,413	6,274
Fluidigm Corp.*	8,381	282,691
Furiex Pharmaceuticals, Inc. (b)*†	311	3,038
ICON plc*	5,019	255,919
INC Research Holdings, Inc., Class A*	329	8,452
Luminex Corp.*	1,577	29,585
Mettler-Toledo International, Inc.*	1,229	371,723
NanoString Technologies, Inc.*	448	6,241
Pacific Biosciences of California, Inc.*	2,353	18,448
PAREXEL International Corp.*	8,634	479,705
PerkinElmer, Inc.	906	39,619
PRA Health Sciences, Inc.*	705	17,075
Quintiles Transnational Holdings, Inc.*	5,046	297,058
Sequenom, Inc.*	4,870	18,019
VWR Corp.*	646	16,712

		2,354,998

Pharmaceuticals (3.4%)
AcelRx Pharmaceuticals, Inc.*	983	6,616
Achaogen, Inc.*	317	4,137
Actavis plc*	1,838	473,120
Aerie Pharmaceuticals, Inc.*	439	12,814
Akorn, Inc.*	16,142	584,340
Alimera Sciences, Inc.*	1,163	6,443
Amphastar Pharmaceuticals, Inc.*	304	3,529
Ampio Pharmaceuticals, Inc.*	1,832	6,284
ANI Pharmaceuticals, Inc.*	279	15,733
Aratana Therapeutics, Inc.*	24,016	427,965
Auxilium Pharmaceuticals, Inc.*	2,124	73,034
Avanir Pharmaceuticals, Inc.*	8,131	137,821
BioDelivery Sciences International, Inc.*	1,761	21,167
Bio-Path Holdings, Inc.*	3,236	8,608
Catalent, Inc.*	1,857	51,773
Cempra, Inc.*	1,019	23,957
Corcept Therapeutics, Inc.*	2,389	7,167
Corium International, Inc.*	11,125	67,863
Depomed, Inc.*	2,458	39,598
Dermira, Inc.*	271	4,908
Egalet Corp.*	154	876
Endocyte, Inc.*	1,534	9,649
GW Pharmaceuticals plc (ADR)*	1,721	116,477
Horizon Pharma plc*	2,731	35,203
Impax Laboratories, Inc.*	8,996	284,993
Intersect ENT, Inc.*	125	2,319
Intra-Cellular Therapies, Inc.*	697	12,302
Jazz Pharmaceuticals plc*	5,230	856,308
Lannett Co., Inc.*	1,089	46,696
Mallinckrodt plc*	3,448	341,455
Medicines Co.*	2,490	68,898
Nektar Therapeutics*	3,020	46,810
Omeros Corp.*	1,327	32,883
Ono Pharmaceutical Co., Ltd.	4,907	434,820
Pacira Pharmaceuticals, Inc.*	1,507	133,611
Pain Therapeutics, Inc.*	1,643	3,335

See Notes to Financial Statements.

1246

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pernix Therapeutics Holdings, Inc.*	1,353	$12,705
Phibro Animal Health Corp., Class A	7,012	221,229
POZEN, Inc.*	1,154	9,232
Prestige Brands Holdings, Inc.*	2,188	75,967
Relypsa, Inc.*	707	21,776
Repros Therapeutics, Inc.*	1,028	10,249
Revance Therapeutics, Inc.*	11,229	190,219
Sagent Pharmaceuticals, Inc.*	12,204	306,442
Salix Pharmaceuticals Ltd.*	2,669	306,775
SciClone Pharmaceuticals, Inc.*	1,375	12,045
Sucampo Pharmaceuticals, Inc., Class A*	776	11,081
Supernus Pharmaceuticals, Inc.*	1,199	9,952
Tetraphase Pharmaceuticals, Inc.*	4,266	169,403
TherapeuticsMD, Inc.*	4,452	19,811
Theravance Biopharma, Inc.*	909	13,562
Theravance, Inc.	3,269	46,256
VIVUS, Inc.*	3,687	10,619
XenoPort, Inc.*	309	2,710
Zogenix, Inc.*	5,422	7,428
ZS Pharma, Inc.*	248	10,309

		5,871,282

Total Health Care		32,829,969

Industrials (17.7%)
Aerospace & Defense (2.3%)
Aerovironment, Inc.*	455	12,399
American Science & Engineering, Inc.	50	2,595
Astronics Corp.*	9,442	522,237
Cubic Corp.	57	3,001
Curtiss-Wright Corp.	528	37,272
DigitalGlobe, Inc.*	28,024	867,903
Ducommun, Inc.*	189	4,778
GenCorp, Inc.*	2,523	46,171
HEICO Corp.	2,807	169,543
Hexcel Corp.*	16,756	695,206
Huntington Ingalls Industries, Inc.	1,746	196,355
KEYW Holding Corp.*	28,803	298,975
Moog, Inc., Class A*	114	8,439
SIFCO Industries, Inc.	29	845
Sparton Corp.*	447	12,668
Spirit AeroSystems Holdings, Inc., Class A*	4,738	203,924
TASER International, Inc.*	2,278	60,321
Teledyne Technologies, Inc.*	357	36,678
Textron, Inc.	10,296	433,565
TransDigm Group, Inc.	2,232	438,253
Triumph Group, Inc.	521	35,022

		4,086,150

Air Freight & Logistics (0.5%)
Echo Global Logistics, Inc.*	990	28,908
Expeditors International of Washington, Inc.	7,581	338,188
Forward Air Corp.	1,319	66,438
Hub Group, Inc., Class A*	10,174	387,426
Park-Ohio Holdings Corp.	366	23,069

XPO Logistics, Inc.*	442	18,069

		862,098

Airlines (1.0%)
Alaska Air Group, Inc.	5,289	316,071
Allegiant Travel Co.	2,703	406,342
Copa Holdings S.A., Class A	1,107	114,729
Hawaiian Holdings, Inc.*	1,898	49,443
JetBlue Airways Corp.*	1,438	22,807
Spirit Airlines, Inc.*	9,478	716,347
Virgin America, Inc.*	1,926	83,300

		1,709,039

Building Products (0.7%)
A.O. Smith Corp.	1,443	81,400
AAON, Inc.	1,775	39,742
Advanced Drainage Systems, Inc.	420	9,652
Allegion plc	4,056	224,946
American Woodmark Corp.*	517	20,907
Apogee Enterprises, Inc.	723	30,633
Armstrong World Industries, Inc.*	1,914	97,844
Builders FirstSource, Inc.*	1,977	13,582
Continental Building Products, Inc.*	511	9,060
Fortune Brands Home & Security, Inc.	2,929	132,596
Griffon Corp.	349	4,642
Insteel Industries, Inc.	701	16,530
Lennox International, Inc.	2,077	197,460
Masonite International Corp.*	175	10,755
NCI Building Systems, Inc.*	1,175	21,761
Norcraft Cos., Inc.*	336	6,485
Nortek, Inc.*	383	31,149
Patrick Industries, Inc.*	358	15,745
PGT, Inc.*	2,068	19,915
Ply Gem Holdings, Inc.*	779	10,890
Quanex Building Products Corp.	117	2,197
Simpson Manufacturing Co., Inc.	112	3,875
Trex Co., Inc.*	1,420	60,464
USG Corp.*	3,932	110,057

		1,172,287

Commercial Services & Supplies (1.7%)
ARC Document Solutions, Inc.*	1,788	18,273
Casella Waste Systems, Inc., Class A*	1,550	6,262
Cenveo, Inc.*	976	2,050
Cintas Corp.	3,383	265,363
Clean Harbors, Inc.*	1,895	91,055
Copart, Inc.*	4,753	173,437
Covanta Holding Corp.	1,851	40,740
Deluxe Corp.	1,093	68,039
Healthcare Services Group, Inc.	2,962	91,615
Heritage-Crystal Clean, Inc.*	359	4,426
Herman Miller, Inc.	2,493	73,369
HNI Corp.	1,753	89,508
InnerWorkings, Inc.*	128	997
Interface, Inc.	21,999	362,324
KAR Auction Services, Inc.	2,368	82,051
Knoll, Inc.	2,038	43,144
Mobile Mini, Inc.	8,400	340,284

See Notes to Financial Statements.

1247

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

MSA Safety, Inc.	1,245	$66,097
Multi-Color Corp.	248	13,744
Performant Financial Corp.*	1,211	8,053
Pitney Bowes, Inc.	3,915	95,409
Quest Resource Holding Corp.*(b)	690	994
R.R. Donnelley & Sons Co.	827	13,898
Rollins, Inc.	2,679	88,675
SP Plus Corp.*	576	14,532
Steelcase, Inc., Class A	19,275	345,986
Team, Inc.*	863	34,917
Tetra Tech, Inc.	193	5,153
U.S. Ecology, Inc.	10,113	405,734
Waste Connections, Inc.	3,167	139,316
West Corp.	857	28,281

		3,013,726

Construction & Engineering (0.5%)
AECOM Technology Corp.*	16,095	488,805
Aegion Corp.*	157	2,922
Argan, Inc.	213	7,165
Chicago Bridge & Iron Co. N.V. (N.Y. Shares)	4,165	174,847
Comfort Systems USA, Inc.	322	5,513
Dycom Industries, Inc.*	1,275	44,740
Furmanite Corp.*	1,650	12,903
Great Lakes Dredge & Dock Corp.*	150	1,284
MasTec, Inc.*	2,761	62,426
Primoris Services Corp.	1,596	37,091
Quanta Services, Inc.*	2,188	62,117
Sterling Construction Co., Inc.*	32	204

		900,017

Electrical Equipment (1.3%)
Acuity Brands, Inc.	5,120	717,158
AMETEK, Inc.	8,419	443,092
AZZ, Inc.	1,079	50,627
Capstone Turbine Corp.*	12,932	9,561
Encore Wire Corp.	654	24,414
EnerSys, Inc.	472	29,132
Enphase Energy, Inc.*	741	10,589
Franklin Electric Co., Inc.	1,858	69,731
FuelCell Energy, Inc.*	10,178	15,674
Generac Holdings, Inc.*	11,886	555,789
Hubbell, Inc., Class B	403	43,052
Polypore International, Inc.*	1,904	89,583
Power Solutions International, Inc.*	200	10,322
Preformed Line Products Co.	9	492
Revolution Lighting Technologies, Inc.*	1,230	1,661
SolarCity Corp.*	1,792	95,836
TCP International Holdings Ltd.*	11,936	73,406
Thermon Group Holdings, Inc.*	1,351	32,681
Vicor Corp.*	123	1,488

		2,274,288

Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	5,664	511,119
Raven Industries, Inc.	1,526	38,150

		549,269

Machinery (4.3%)
Accuride Corp.*	1,455	6,315
Actuant Corp., Class A	7,016	191,116
Albany International Corp., Class A	127	4,825
Allison Transmission Holdings, Inc.	5,708	193,501
Altra Industrial Motion Corp.	12,297	349,112
American Railcar Industries, Inc.	379	19,519
ARC Group Worldwide, Inc.*	131	1,328
Blount International, Inc.	2,090	36,721
Chart Industries, Inc.*	1,279	43,742
CIRCOR International, Inc.	669	40,327
CLARCOR, Inc.	1,978	131,814
Colfax Corp.*	4,028	207,724
Columbus McKinnon Corp.	91	2,552
Commercial Vehicle Group, Inc.*	1,147	7,639
Crane Co.	750	44,025
Donaldson Co., Inc.	5,513	212,967
Douglas Dynamics, Inc.	826	17,701
Dynamic Materials Corp.	53	849
Energy Recovery, Inc.*	509	2,682
EnPro Industries, Inc.*	959	60,187
ExOne Co.*	439	7,375
Global Brass & Copper Holdings, Inc.	859	11,305
Gorman-Rupp Co.	790	25,375
Graco, Inc.	2,562	205,421
Graham Corp.	447	12,860
Greenbrier Cos., Inc.	1,166	62,649
Harsco Corp.	3,390	64,037
Hillenbrand, Inc.	2,654	91,563
Hyster-Yale Materials Handling, Inc.	430	31,476
IDEX Corp.	10,232	796,459
ITT Corp.	864	34,958
John Bean Technologies Corp.	1,227	40,319
Kadant, Inc.	65	2,775
Lincoln Electric Holdings, Inc.	7,778	537,382
Lindsay Corp.	436	37,383
Lydall, Inc.*	610	20,020
Manitex International, Inc.*	611	7,766
Manitowoc Co., Inc.	13,062	288,670
Meritor, Inc.*	2,174	32,936
Middleby Corp.*	8,394	831,845
Miller Industries, Inc.	51	1,060
Mueller Industries, Inc.	1,562	53,327
Mueller Water Products, Inc., Class A	6,693	68,536
Navistar International Corp.*	363	12,153
NN, Inc.	704	14,474
Nordson Corp.	2,718	211,895
Omega Flex, Inc.	126	4,764
Proto Labs, Inc.*	6,660	447,286
RBC Bearings, Inc.	983	63,433
Rexnord Corp.*	3,172	89,482
Snap-on, Inc.	346	47,312
Standex International Corp.	386	29,822
Sun Hydraulics Corp.	932	36,702
Tennant Co.	775	55,932
Timken Co.	213	9,091

See Notes to Financial Statements.

1248

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Toro Co.	2,384	$152,123
TriMas Corp.*	1,682	52,630
Trinity Industries, Inc.	5,014	140,442
Twin Disc, Inc.	253	5,025
Valmont Industries, Inc.	3,006	381,762
Wabash National Corp.*	2,896	35,795
WABCO Holdings, Inc.*	2,383	249,691
Wabtec Corp.	4,063	353,034
Watts Water Technologies, Inc., Class A	73	4,631
Woodward, Inc.	1,866	91,863
Xerium Technologies, Inc.*	478	7,543
Xylem, Inc.	5,626	214,182

		7,551,210

Marine (0.4%)
Kirby Corp.*	8,452	682,415
Matson, Inc.	620	21,402

		703,817

Professional Services (2.0%)
Advisory Board Co.*	10,570	517,719
Barrett Business Services, Inc.	315	8,631
Corporate Executive Board Co.	1,427	103,500
Corporate Resource Services, Inc.*	751	901
Dun & Bradstreet Corp.	561	67,859
Equifax, Inc.	2,746	222,069
Exponent, Inc.	3,119	257,318
Franklin Covey Co.*	284	5,498
GP Strategies Corp.*	386	13,097
Hill International, Inc.*	1,029	3,951
Huron Consulting Group, Inc.*	1,787	122,213
IHS, Inc., Class A*	4,307	490,481
Insperity, Inc.	946	32,060
Kforce, Inc.	1,011	24,395
Korn/Ferry International*	1,073	30,859
Mistras Group, Inc.*	714	13,088
Nielsen N.V.	7,745	346,434
On Assignment, Inc.*	2,290	76,005
Paylocity Holding Corp.*	5,511	143,892
Robert Half International, Inc.	16,213	946,515
RPX Corp.*	191	2,632
TriNet Group, Inc.*	205	6,412
TrueBlue, Inc.*	1,738	38,671
WageWorks, Inc.*	1,482	95,693

		3,569,893

Road & Rail (1.3%)
AMERCO	175	49,746
ArcBest Corp.	1,006	46,648
Avis Budget Group, Inc.*	4,432	293,975
Celadon Group, Inc.	39	885
Genesee & Wyoming, Inc., Class A*	6,144	552,469
Heartland Express, Inc.	2,306	62,285
Kansas City Southern	2,674	326,308
Knight Transportation, Inc.	2,528	85,092
Landstar System, Inc.	6,512	472,315
Marten Transport Ltd.	438	9,575
Old Dominion Freight Line, Inc.*	2,646	205,435

P.A.M. Transportation Services, Inc.*	17	881
Quality Distribution, Inc.*	312	3,320
Roadrunner Transportation Systems, Inc.*	413	9,644
Saia, Inc.*	1,042	57,685
Swift Transportation Co.*	3,596	102,953
Universal Truckload Services, Inc.	183	5,217
Werner Enterprises, Inc.	385	11,993
YRC Worldwide, Inc.*	234	5,263

		2,301,689

Trading Companies & Distributors (1.4%)
Aceto Corp.	175	3,798
Air Lease Corp.	291	9,984
Aircastle Ltd.	799	17,075
Applied Industrial Technologies, Inc.	637	29,041
Beacon Roofing Supply, Inc.*	6,945	193,071
DXP Enterprises, Inc.*	543	27,438
Fastenal Co.	10,234	486,729
General Finance Corp.*	490	4,831
H&E Equipment Services, Inc.	1,320	37,079
HD Supply Holdings, Inc.*	17,584	518,552
Kaman Corp.	589	23,613
MRC Global, Inc.*	1,957	29,649
MSC Industrial Direct Co., Inc., Class A	5,112	415,350
Neff Corp., Class A*	85	958
NOW, Inc.*	381	9,803
Rush Enterprises, Inc., Class A*	1,204	38,588
Stock Building Supply Holdings, Inc.*	645	9,881
TAL International Group, Inc.*	504	21,959
Textainer Group Holdings Ltd.	219	7,516
Titan Machinery, Inc.*	117	1,631
United Rentals, Inc.*	4,432	452,108
Watsco, Inc.	1,092	116,844

		2,455,498

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	347	4,851

Total Industrials		31,153,832

Information Technology (22.2%)
Communications Equipment (2.2%)
ADTRAN, Inc.	1,214	26,465
Alliance Fiber Optic Products, Inc.	485	7,037
Applied Optoelectronics, Inc.*	653	7,327
Arista Networks, Inc.*	5,076	308,418
ARRIS Group, Inc.*	5,314	160,430
Aruba Networks, Inc.*	4,507	81,937
CalAmp Corp.*	1,515	27,724
Ciena Corp.*	4,435	86,083
Clearfield, Inc.*	502	6,180
CommScope Holding Co., Inc.*	2,626	59,952
EchoStar Corp., Class A*	439	23,047
Extreme Networks, Inc.*	2,835	10,007
F5 Networks, Inc.*	4,994	651,542
Finisar Corp.*	4,043	78,475

See Notes to Financial Statements.

1249

EQ ADVISORS TRUST

MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Harmonic, Inc.*	573	$4,017
Infinera Corp.*	4,376	64,415
InterDigital, Inc.	1,548	81,889
Ixia*	29,312	329,760
KVH Industries, Inc.*	506	6,401
Numerex Corp., Class A*	535	5,917
Palo Alto Networks, Inc.*	5,799	710,783
ParkerVision, Inc.*	4,154	3,780
Plantronics, Inc.	1,586	84,090
Polycom, Inc.*	2,658	35,883
Procera Networks, Inc.*	23	165
Riverbed Technology, Inc.*	6,778	138,339
Ruckus Wireless, Inc.*	2,742	32,959
ShoreTel, Inc.*	15,797	116,108
Sonus Networks, Inc.*	10,443	41,459
Tessco Technologies, Inc.	14	406
Ubiquiti Networks, Inc.	6,759	200,337
ViaSat, Inc.*	8,892	560,463

		3,951,795

Electronic Equipment, Instruments & Components (2.5%)
Anixter International, Inc.*	509	45,026
Avnet, Inc.	1,177	50,635
Badger Meter, Inc.	619	36,738
Belden, Inc.	1,843	145,247
CDW Corp.	3,666	128,933
Cognex Corp.*	23,815	984,274
Coherent, Inc.*	5,067	307,668
Control4 Corp.*	513	7,885
CUI Global, Inc.*	590	4,395
Daktronics, Inc.	1,155	14,449
DTS, Inc.*	196	6,027
Electro Rent Corp.	28	393
FARO Technologies, Inc.*	7,973	499,748
FEI Co.	1,783	161,094
FLIR Systems, Inc.	4,184	135,185
InvenSense, Inc.*	3,000	48,780
IPG Photonics Corp.*	1,405	105,263
Littelfuse, Inc.	815	78,786
Maxwell Technologies, Inc.*	1,320	12,038
Mesa Laboratories, Inc.	115	8,891
Methode Electronics, Inc.	1,599	58,379
MTS Systems Corp.	638	47,869
National Instruments Corp.	4,196	130,454
Newport Corp.*	1,491	28,493
OSI Systems, Inc.*	189	13,375
Plexus Corp.*	490	20,193
RealD, Inc.*	1,666	19,659
Rogers Corp.*	213	17,347
Speed Commerce, Inc.*	1,660	5,129
SYNNEX Corp.	123	9,614
TE Connectivity Ltd.	6,297	398,285
Trimble Navigation Ltd.*	10,963	290,958
Universal Display Corp.*	1,712	47,508
Zebra Technologies Corp., Class A*	7,476	578,717

		4,447,435

Internet Software & Services (3.7%)
Aerohive Networks, Inc.*	220	1,056
Akamai Technologies, Inc.*	7,504	472,452
Amber Road, Inc.*	359	3,669

Angie’s List, Inc.*	1,928	12,011
Bankrate, Inc.*	267	3,319
Bazaarvoice, Inc.*	49,161	395,254
Benefitfocus, Inc.*	4,913	161,343
Borderfree, Inc.*	13,631	122,134
Brightcove, Inc.*	1,400	10,892
Carbonite, Inc.*	787	11,231
Care.com, Inc.*	289	2,393
ChannelAdvisor Corp.*	861	18,580
Cimpress N.V.*	1,406	105,225
comScore, Inc.*	1,461	67,834
Constant Contact, Inc.*	1,324	48,591
Cornerstone OnDemand, Inc.*	2,240	78,848
CoStar Group, Inc.*	4,945	908,050
Cvent, Inc.*	8,451	235,276
Dealertrack Technologies, Inc.*	1,895	83,967
Demandware, Inc.*	9,826	565,388
Dice Holdings, Inc.*	532	5,325
E2open, Inc.*	1,023	9,831
Endurance International Group Holdings, Inc.*	1,258	23,185
Envestnet, Inc.*	1,437	70,614
Equinix, Inc.	1,441	326,718
Everyday Health, Inc.*	297	4,381
Five9, Inc.*	478	2,141
Global Eagle Entertainment, Inc.*	16,341	222,401
Gogo, Inc.*	2,341	38,697
GrubHub, Inc.*	390	14,165
GTT Communications, Inc.*	685	9,063
IAC/InterActiveCorp	1,293	78,601
j2 Global, Inc.	2,008	124,496
LivePerson, Inc.*	2,282	32,176
LogMeIn, Inc.*	1,026	50,623
Marchex, Inc., Class B	1,443	6,623
Marin Software, Inc.*	1,177	9,957
Marketo, Inc.*	1,079	35,305
New Relic, Inc.*	900	31,356
NIC, Inc.	2,739	49,275
OPOWER, Inc.*	307	4,369
Pandora Media, Inc.*	24,042	428,669
Perficient, Inc.*	926	17,251
Q2 Holdings, Inc.*	397	7,480
Rackspace Hosting, Inc.*	4,925	230,539
Reis, Inc.	42	1,099
Rocket Fuel, Inc.*	805	12,977
SciQuest, Inc.*	1,136	16,415
Shutterstock, Inc.*	4,840	334,444
SPS Commerce, Inc.*	684	38,735
Stamps.com, Inc.*	547	26,251
Textura Corp.*	783	22,292
Travelzoo, Inc.*	304	3,836
TrueCar, Inc.*	341	7,809
Trulia, Inc.*	1,450	66,744
Unwired Planet, Inc.*	4,114	4,114
Web.com Group, Inc.*	2,177	41,341
WebMD Health Corp.*	1,634	64,625
Wix.com Ltd.*	566	11,886
XO Group, Inc.*	1,123	20,450
Xoom Corp.*	1,291	22,605
Yelp, Inc.*	6,861	375,503

See Notes to Financial Statements.

1250

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Zillow, Inc., Class A*	3,307	$350,178
Zix Corp.*	2,472	8,899

		6,570,957

IT Services (2.0%)
Blackhawk Network Holdings, Inc.*	2,228	86,446
Booz Allen Hamilton Holding Corp.	2,927	77,653
Broadridge Financial Solutions, Inc.	5,099	235,472
Cardtronics, Inc.*	1,880	72,530
Cass Information Systems, Inc.	482	25,667
CSG Systems International, Inc.	591	14,816
DST Systems, Inc.	1,042	98,104
EPAM Systems, Inc.*	1,506	71,912
Euronet Worldwide, Inc.*	2,151	118,090
EVERTEC, Inc.	2,778	61,477
ExlService Holdings, Inc.*	583	16,738
Forrester Research, Inc.	473	18,617
Gartner, Inc.*	3,802	320,166
Genpact Ltd.*	681	12,891
Global Payments, Inc.	2,870	231,695
Hackett Group, Inc.	247	2,171
Heartland Payment Systems, Inc.	1,515	81,734
Higher One Holdings, Inc.*	533	2,244
iGATE Corp.*	1,552	61,273
Information Services Group, Inc.*	1,406	5,933
Jack Henry & Associates, Inc.	3,574	222,088
Lionbridge Technologies, Inc.*	2,809	16,152
Luxoft Holding, Inc.*	322	12,400
MAXIMUS, Inc.	2,862	156,952
NeuStar, Inc., Class A*	1,953	54,293
Sabre Corp.	1,910	38,716
Sapient Corp.*	4,988	124,102
Science Applications International Corp.	1,658	82,121
Sykes Enterprises, Inc.*	150	3,521
Syntel, Inc.*	1,312	59,014
TeleTech Holdings, Inc.*	398	9,425
Total System Services, Inc.	5,477	185,999
Unisys Corp.*	1,302	38,383
Vantiv, Inc., Class A*	5,268	178,691
VeriFone Systems, Inc.*	14,353	533,932
Virtusa Corp.*	1,096	45,670
WEX, Inc.*	1,624	160,646

		3,537,734

Semiconductors & Semiconductor Equipment (4.3%)
Advanced Energy Industries, Inc.*	1,575	37,327
Advanced Micro Devices, Inc.*	26,040	69,527
Ambarella, Inc.*	1,218	61,777
Amkor Technology, Inc.*	1,906	13,533
Applied Micro Circuits Corp.*	3,252	21,203
Atmel Corp.*	17,771	149,188
Brooks Automation, Inc.	214	2,728
Cabot Microelectronics Corp.*	854	40,411
Cavium, Inc.*	14,108	872,157
Cirrus Logic, Inc.*	765	18,031
Cree, Inc.*	2,817	90,764
Cypress Semiconductor Corp.*	6,648	94,933

Diodes, Inc.*	1,046	28,838
Entegris, Inc.*	3,246	42,880
Entropic Communications, Inc.*	301	761
Exar Corp.*	273	2,785
First Solar, Inc.*	3,170	141,366
Freescale Semiconductor Ltd.*	4,096	103,342
Inphi Corp.*	1,316	24,320
Integrated Device Technology, Inc.*	4,136	81,066
Intersil Corp., Class A	46,126	667,443
Lattice Semiconductor Corp.*	71,427	492,132
MA-COM Technology Solutions Holdings, Inc.*	502	15,703
MaxLinear, Inc., Class A*	1,243	9,211
Mellanox Technologies Ltd.*	7,381	315,390
Micrel, Inc.	1,877	27,235
Microsemi Corp.*	2,718	77,137
Monolithic Power Systems, Inc.	1,630	81,076
Nanometrics, Inc.*	23,238	390,863
NVE Corp.*	94	6,654
NXP Semiconductors N.V.*	6,621	505,844
ON Semiconductor Corp.*	38,046	385,406
PDF Solutions, Inc.*	1,270	18,872
PMC-Sierra, Inc.*	2,287	20,949
Power Integrations, Inc.	1,282	66,331
QuickLogic Corp.*	2,252	7,071
Rambus, Inc.*	4,793	53,154
RF Micro Devices, Inc.*	11,987	198,864
Rubicon Technology, Inc.*	129	590
Rudolph Technologies, Inc.*	149	1,524
Semtech Corp.*	14,665	404,314
Silicon Image, Inc.*	1,636	9,031
Silicon Laboratories, Inc.*	8,321	396,246
Skyworks Solutions, Inc.	7,974	579,790
Spansion, Inc., Class A*	2,550	87,261
Sumco Corp.	6,000	86,279
SunEdison, Inc.*	15,027	293,177
SunPower Corp.*	179	4,624
Synaptics, Inc.*	1,522	104,774
Teradyne, Inc.	968	19,157
Tessera Technologies, Inc.	1,313	46,953
TriQuint Semiconductor, Inc.*	7,173	197,616
Ultra Clean Holdings, Inc.*	391	3,628
Ultratech, Inc.*	236	4,380
Vitesse Semiconductor Corp.*	2,311	8,736
Xcerra Corp.*	945	8,656

		7,493,008

Software (7.1%)
A10 Networks, Inc.*	16,217	70,706
ACI Worldwide, Inc.*	4,808	96,977
Activision Blizzard, Inc.	7,426	149,634
Advent Software, Inc.	2,168	66,428
American Software, Inc., Class A	1,012	9,219
ANSYS, Inc.*	906	74,292
Aspen Technology, Inc.*	11,438	400,559
AVG Technologies N.V.*	1,475	29,116
Barracuda Networks, Inc.*	7,877	282,312
Blackbaud, Inc.	1,947	84,227
Bottomline Technologies de, Inc.*	15,258	385,722
BroadSoft, Inc.*	18,535	537,886

See Notes to Financial Statements.

1251

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Cadence Design Systems, Inc.*	55,439	$1,051,678
Callidus Software, Inc.*	27,607	450,822
CommVault Systems, Inc.*	1,993	103,018
Comverse, Inc.*	931	17,484
Covisint Corp.*	10	27
Cyan, Inc.*	1,237	3,093
Digimarc Corp.	280	7,602
Ellie Mae, Inc.*	1,188	47,900
EnerNOC, Inc.*	304	4,697
Epiq Systems, Inc.	52	888
ePlus, Inc.*	7	530
FactSet Research Systems, Inc.	4,533	638,020
Fair Isaac Corp.	1,358	98,183
FireEye, Inc.*	2,932	92,593
FleetMatics Group plc*	1,577	55,968
Fortinet, Inc.*	5,791	177,552
Gigamon, Inc.*	1,003	17,783
Globant S.A.*	173	2,702
Glu Mobile, Inc.*	3,337	13,014
Guidance Software, Inc.*	656	4,756
Guidewire Software, Inc.*	14,431	730,642
HubSpot, Inc.*	4,249	142,809
Imperva, Inc.*	931	46,019
Infoblox, Inc.*	1,966	39,733
Informatica Corp.*	4,173	159,137
Interactive Intelligence Group, Inc.*	704	33,722
Jive Software, Inc.*	1,862	11,228
Kofax Ltd.*	3,115	21,898
Manhattan Associates, Inc.*	3,202	130,385
Mavenir Systems, Inc.*	520	7,051
MicroStrategy, Inc., Class A*	384	62,362
MobileIron, Inc.*	15,431	153,693
Mobileye N.V.*	5,003	202,922
Model N, Inc.*	585	6,213
Monotype Imaging Holdings, Inc.	1,665	48,002
NetScout Systems, Inc.*	1,537	56,162
NetSuite, Inc.*	5,866	640,391
Park City Group, Inc.*	425	3,834
Pegasystems, Inc.	1,488	30,906
Proofpoint, Inc.*	1,561	75,287
PROS Holdings, Inc.*	988	27,150
PTC, Inc.*	5,012	183,690
QAD, Inc., Class A	189	4,275
QAD, Inc., Class B	37	737
Qlik Technologies, Inc.*	3,785	116,919
Qualys, Inc.*	849	32,050
Rally Software Development Corp.*	1,098	12,484
RealPage, Inc.*	2,181	47,895
Rubicon Project, Inc.*	314	5,068
Sapiens International Corp. N.V.*	79	582
ServiceNow, Inc.*	12,513	849,007
Silver Spring Networks, Inc.*	1,438	12,122
SolarWinds, Inc.*	12,582	626,961
Solera Holdings, Inc.	9,968	510,162
Splunk, Inc.*	4,972	293,099
SS&C Technologies Holdings, Inc.	2,850	166,697
Synchronoss Technologies, Inc.*	1,488	62,288
Tableau Software, Inc., Class A*	6,178	523,647

Take-Two Interactive Software, Inc.*	252	7,064
Tangoe, Inc.*	1,627	21,200
TiVo, Inc.*	1,413	16,730
TubeMogul, Inc.*	37	834
Tyler Technologies, Inc.*	3,864	422,876
Ultimate Software Group, Inc.*	3,883	570,083
Varonis Systems, Inc.*	187	6,139
VASCO Data Security International, Inc.*	1,240	34,980
Verint Systems, Inc.*	2,365	137,832
VirnetX Holding Corp.*	1,860	10,211
Vringo, Inc.*	2,748	1,512
Yodlee, Inc.*	172	2,098
Zendesk, Inc.*	6,758	164,692

		12,448,868

Technology Hardware, Storage & Peripherals (0.4%)
3D Systems Corp.*	4,641	152,550
Cray, Inc.*	1,717	59,202
Diebold, Inc.	2,721	94,256
Dot Hill Systems Corp.*	2,585	11,426
Electronics for Imaging, Inc.*	1,968	84,290
Immersion Corp.*	1,247	11,809
NCR Corp.*	680	19,815
Nimble Storage, Inc.*	401	11,028
Quantum Corp.*	3,778	6,649
Silicon Graphics International Corp.*	1,419	16,148
Stratasys Ltd.*	1,185	98,485
Super Micro Computer, Inc.*	1,455	50,750
Violin Memory, Inc.*	3,332	15,960

		632,368

Total Information Technology		39,082,165

Materials (4.7%)
Chemicals (2.5%)
A. Schulman, Inc.	292	11,835
Advanced Emissions Solutions, Inc.*	853	19,440
Albemarle Corp.	1,369	82,318
Axalta Coating Systems Ltd.*	1,373	35,725
Balchem Corp.	1,285	85,632
Cabot Corp.	172	7,544
Calgon Carbon Corp.*	2,251	46,776
Chase Corp.	262	9,429
Chemtura Corp.*	3,549	87,767
Cytec Industries, Inc.	356	16,436
Ferro Corp.*	3,012	39,036
Flotek Industries, Inc.*	2,271	42,536
FutureFuel Corp.	163	2,122
H.B. Fuller Co.	11,877	528,883
Hawkins, Inc.	64	2,773
Huntsman Corp.	5,973	136,065
Innophos Holdings, Inc.	535	31,271
Innospec, Inc.	214	9,138
International Flavors & Fragrances, Inc.	3,425	347,158
Koppers Holdings, Inc.	852	22,135
Kronos Worldwide, Inc.	104	1,354

See Notes to Financial Statements.

1252

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Marrone Bio Innovations, Inc.*	611	$2,206
Minerals Technologies, Inc.	404	28,058
NewMarket Corp.	379	152,938
OMNOVA Solutions, Inc.*	2,062	16,785
Platform Specialty Products Corp.*	19,285	447,798
PolyOne Corp.	17,090	647,882
Quaker Chemical Corp.	4,685	431,207
Rayonier Advanced Materials, Inc.	225	5,017
Rentech, Inc.*	6,814	8,586
Rockwood Holdings, Inc.	196	15,445
RPM International, Inc.	5,196	263,489
Scotts Miracle-Gro Co., Class A	1,893	117,972
Senomyx, Inc.*	1,847	11,100
Sensient Technologies Corp.	111	6,698
Stepan Co.	345	13,828
Trecora Resources*	745	10,951
Trinseo S.A.*	78	1,361
Valspar Corp.	3,563	308,128
W.R. Grace & Co.*	2,770	264,230
Zep, Inc.	274	4,151

		4,323,203

Construction Materials (0.6%)
Eagle Materials, Inc.	5,436	413,299
Headwaters, Inc.*	3,097	46,424
Martin Marietta Materials, Inc.	5,696	628,383
U.S. Concrete, Inc.*	618	17,582
United States Lime & Minerals, Inc.	79	5,756

		1,111,444

Containers & Packaging (1.1%)
AEP Industries, Inc.*	148	8,606
AptarGroup, Inc.	627	41,909
Avery Dennison Corp.	1,393	72,269
Ball Corp.	5,877	400,635
Berry Plastics Group, Inc.*	2,157	68,053
Crown Holdings, Inc.*	5,842	297,358
Graphic Packaging Holding Co.*	13,721	186,880
Myers Industries, Inc.	1,057	18,603
Owens-Illinois, Inc.*	4,188	113,034
Packaging Corp. of America	4,143	323,361
Sealed Air Corp.	9,087	385,562
Silgan Holdings, Inc.	1,844	98,838

		2,015,108

Metals & Mining (0.3%)
Carpenter Technology Corp.	146	7,190
Coeur Mining, Inc.*	1,111	5,677
Compass Minerals International, Inc.	1,404	121,909
Globe Specialty Metals, Inc.	2,684	46,245
Gold Resource Corp.	1,823	6,162
Handy & Harman Ltd.*	21	967
Haynes International, Inc.	36	1,746
Horsehead Holding Corp.*	315	4,986
Materion Corp.	332	11,696
Olympic Steel, Inc.	24	427
RTI International Metals, Inc.*	94	2,374
Ryerson Holding Corp.*	76	755

Stillwater Mining Co.*	4,736	69,809
SunCoke Energy, Inc.	1,906	36,862
Tahoe Resources, Inc.	587	8,142
TimkenSteel Corp.	118	4,370
U.S. Silica Holdings, Inc.	2,269	58,291
Walter Energy, Inc.	810	1,118
Worthington Industries, Inc.	2,172	65,355

		454,081

Paper & Forest Products (0.2%)
Boise Cascade Co.*	1,666	61,892
Clearwater Paper Corp.*	868	59,502
Deltic Timber Corp.	471	32,216
KapStone Paper and Packaging Corp.	3,584	105,047
Neenah Paper, Inc.	356	21,456
P.H. Glatfelter Co.	674	17,234
Schweitzer-Mauduit International, Inc.	214	9,052
Wausau Paper Corp.	1,624	18,465

		324,864

Total Materials		8,228,700

Telecommunication Services (0.3%)
Diversified Telecommunication Services (0.3%)
8x8, Inc.*	1,259	11,532
Cincinnati Bell, Inc.*	2,141	6,830
Cogent Communications Holdings, Inc.	1,967	69,612
Consolidated Communications Holdings, Inc.	1,488	41,411
FairPoint Communications, Inc.*	714	10,146
General Communication, Inc., Class A*	1,475	20,281
IDT Corp., Class B	647	13,141
inContact, Inc.*	2,296	20,182
Inteliquent, Inc.	1,371	26,913
Intelsat S.A.*	297	5,156
Lumos Networks Corp.	689	11,589
magicJack VocalTec Ltd.*	721	5,854
Premiere Global Services, Inc.*	321	3,409
Windstream Holdings, Inc.	23,823	196,301
Zayo Group Holdings, Inc.*	352	10,761

		453,118

Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (b)*	535	1,348
NTELOS Holdings Corp.	392	1,642
RingCentral, Inc., Class A*	1,180	17,606
Shenandoah Telecommunications Co.	866	27,063

		47,659

Total Telecommunication Services		500,777

Utilities (0.2%)
Electric Utilities (0.2%)
ITC Holdings Corp.	6,293	254,426

See Notes to Financial Statements.

1253

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.0%)
Abengoa Yield plc	71	$1,940
Ormat Technologies, Inc.	283	7,692
Pattern Energy Group, Inc.	1,672	41,232
TerraForm Power, Inc., Class A	372	11,487
Vivint Solar, Inc.*	250	2,305

		64,656

Water Utilities (0.0%)
American States Water Co.	139	5,235
SJW Corp.	146	4,689
York Water Co.	393	9,122

		19,046

Total Utilities		338,128

Total Common Stocks (97.8%) (Cost $127,233,469)		171,741,381

INVESTMENT COMPANY:
Exchange Traded Fund (ETF) (0.4%)
iShares® Russell Mid-Cap Growth ETF (Cost $656,937)	7,092	661,187

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Health Care Providers & Services (0.0%)
Providence Service Corp., expiring 2/5/15*(b)† (Cost $ —)	19	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*† (Cost $ —)	162	$—

Total Investments (98.2%) (Cost $127,890,406)		172,402,568
Other Assets Less Liabilities (1.8%)		3,234,468

Net Assets (100%)		$175,637,036

*	Non-income producing.
†	Securities (totaling $3,038 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

Glossary:

ADR	— American Depositary Receipt

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini Index	2	March-15	$170,580	$169,310	$(1,270)
Russell 2000 Mini Index	4	March-15	468,868	480,280	11,412
S&P MidCap 400 E-Mini Index	7	March-15	987,599	1,014,020	26,421

					$36,563

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

1254

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$34,841,385	$252,096	$—		$35,093,481
Consumer Staples	5,075,491	—	—		5,075,491
Energy	5,471,263	—	—		5,471,263
Financials	13,600,578	366,997	—		13,967,575
Health Care	32,392,111	434,820	3,038		32,829,969
Industrials	31,153,832	—	—		31,153,832
Information Technology	38,995,886	86,279	—		39,082,165
Materials	8,228,700	—	—		8,228,700
Telecommunication Services	499,429	1,348	—		500,777
Utilities	338,128	—	—		338,128
Futures	37,833	—	—		37,833
Investment Companies
Exchange Traded Funds (ETFs)	661,187	—	—		661,187
Rights
Health Care	—	—	—	(b)	—
Warrants
Energy	—	—	—	(b)	—

Total Assets	$171,295,823	$1,141,540	$3,038		$172,440,401

Liabilities:
Futures	$(1,270)	$—	$—		$(1,270)

Total Liabilities	$(1,270)	$—	$—		$(1,270)

Total	$171,294,553	$1,141,540	$3,038		$172,439,131

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$36,563	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$1,993,047	$1,993,047

See Notes to Financial Statements.

1255

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MULTIMANAGER MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,088,569)	$(1,088,569)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $8,852,000 during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$114,234,663
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$101,072,421

Investment security transactions for the year ended December 31, 2014 were as follows:

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$49,998,235
Aggregate gross unrealized depreciation	(6,378,731)

Net unrealized appreciation	$43,619,504

Federal income tax cost of investments	$128,783,064

For the year ended December 31, 2014, the Portfolio incurred approximately $217 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1256

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $127,890,406)	$172,402,568
Cash	3,654,446
Foreign cash (Cost $2)	2
Cash held as collateral at broker	84,000
Receivable for securities sold	106,719
Dividends, interest and other receivables	59,104
Receivable from Separate Accounts for Trust shares sold	26,896
Deferred offering cost	10,509
Other assets	395

Total assets	176,344,639

LIABILITIES
Payable to Separate Accounts for Trust shares redeemed	289,478
Payable for securities purchased	153,191
Investment management fees payable	82,111
Distribution fees payable – Class IB	25,101
Due to broker for futures variation margin	18,969
Administrative fees payable	18,669
Trustees’ fees payable	4,953
Distribution fees payable – Class IA	3,102
Accrued expenses	112,029

Total liabilities	707,603

NET ASSETS	$175,637,036

Net assets were comprised of:
Paid in capital	$128,825,260
Accumulated undistributed net investment income (loss)	(9,489)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	2,272,540
Net unrealized appreciation (depreciation) on investments and futures	44,548,725

Net assets	$175,637,036

Class IA
Net asset value, offering and redemption price per share, $14,497,469 / 1,531,095 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.47

Class IB
Net asset value, offering and redemption price per share, $119,389,399 / 13,212,994 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.04

Class K
Net asset value, offering and redemption price per share, $41,750,168 / 4,361,869 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $1,890 foreign withholding tax)	$1,086,274
Interest	9,334

Total income	1,095,608

EXPENSES
Investment management fees	1,442,592
Distribution fees – Class IB	297,800
Administrative fees	269,627
Custodian fees	168,000
Professional fees	70,417
Distribution fees – Class IA	36,848
Printing and mailing expenses	31,159
Offering costs	12,878
Trustees’ fees	4,581
Miscellaneous	6,976

Gross expenses	2,340,878
Less: Waiver from investment manager	(244,367)

Net expenses	2,096,511

NET INVESTMENT INCOME (LOSS)	(1,000,903)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	19,206,331
Futures	1,993,047
Foreign currency transactions	(839)

Net realized gain (loss)	21,198,539

Change in unrealized appreciation (depreciation) on:
Investments	(10,802,653)
Futures	(1,088,569)

Net change in unrealized appreciation (depreciation)	(11,891,222)

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,307,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,306,414

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,000,903)	$(2,744,214)
Net realized gain (loss) on investments, futures and foreign currency transactions	21,198,539	161,101,648
Net change in unrealized appreciation (depreciation) on investments and futures	(11,891,222)	(28,835,323)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,306,414	129,522,111

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,558,869)	(4,136,710)
Class IB	(13,166,179)	(32,588,099)
Class K	(4,452,437)	(12,151,832)

TOTAL DISTRIBUTIONS	(19,177,485)	(48,876,641)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 80,541 and 56,278 shares, respectively ]	813,405	661,290
Capital shares issued in reinvestment of distributions [ 163,804 and 427,094 shares, respectively ]	1,558,869	4,136,710
Capital shares repurchased [ (268,038) and (166,219) shares, respectively ]	(2,671,372)	(1,917,003)

Total Class IA transactions	(299,098)	2,880,997

Class IB
Capital shares sold [ 1,089,798 and 3,776,462 shares, respectively ]	10,520,328	41,265,928
Capital shares issued in reinvestment of distributions [ 1,448,461 and 3,508,234 shares, respectively ]	13,166,179	32,588,099
Capital shares repurchased [ (1,944,052) and (5,214,670) shares, respectively ]	(18,687,992)	(57,163,491)
Capital shares repurchased in-kind (Note 9)[ 0 and (31,508,327) shares, respectively ]	—	(373,483,914)

Total Class IB transactions	4,998,515	(356,793,378)

Class K
Capital shares sold [ 44,529 and 21,981 shares, respectively ]	453,258	252,718
Capital shares issued in reinvestment of distributions [ 462,174 and 1,245,703 shares, respectively ]	4,452,437	12,151,832
Capital shares repurchased [ (783,746) and (789,505) shares, respectively ]	(7,922,033)	(9,629,663)
Capital shares repurchased in-kind (Note 9)[ 0 and (12) shares, respectively ]	—	(149)

Total Class K transactions	(3,016,338)	2,774,738

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,683,079	(351,137,643)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,187,992)	(270,492,173)
NET ASSETS:
Beginning of year	184,825,028	455,317,201

End of year (a)	$175,637,036	$184,825,028

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(9,489)	$21,123

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014		2013	2012	2011	2010
Net asset value, beginning of year	$10.08		$9.85	$8.54	$9.24	$7.27

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)		(0.10)	(0.05)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.54		3.91	1.36	(0.64)	2.00

Total from investment operations	0.48		3.81	1.31	(0.70)	1.97

Less distributions:
Distributions from net realized gains	(1.09)		(3.58)	—	—	—

Net asset value, end of year	$9.47		$10.08	$9.85	$8.54	$9.24

Total return	4.91%		40.15%	15.34%	(7.58)%	27.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,497		$15,677	$12,192	$11,871	$78,095
Ratio of expenses to average net assets:
After waivers and reimbursements	1.23	%(f)	1.25%	1.26%	0.99%	1.04%
After waivers, reimbursements and fees paid indirectly	1.23	%(f)	1.25%	1.26%	0.99%	1.03%
Before waivers, reimbursements and fees paid indirectly	1.36	%(f)	1.32%	1.27%	1.01%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.62	)%(f)	(0.82)%	(0.54)%	(0.59)%	(0.43)%
After waivers, reimbursements and fees paid indirectly	(0.62	)%(f)	(0.82)%	(0.53)%	(0.59)%	(0.43)%
Before waivers, reimbursements and fees paid indirectly	(0.76	)%(f)	(0.89)%	(0.54)%	(0.60)%	(0.44)%
Portfolio turnover rate^	59%		66%	54%	64%	65%

	Year Ended December 31,
Class IB	2014		2013	2012	2011		2010
Net asset value, beginning of year	$9.67		$9.56	$8.28	$8.99		$7.08

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)		(0.09)	(0.05)	(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.52		3.78	1.33	(0.64)		1.96

Total from investment operations	0.46		3.69	1.28	(0.71)		1.91

Less distributions:
Distributions from net realized gains	(1.09)		(3.58)	—	—		—

Net asset value, end of year	$9.04		$9.67	$9.56	$8.28		$8.99

Total return	4.92%		40.14%	15.46%	(7.90)%		26.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,389		$122,032	$402,021	$377,314		$464,630
Ratio of expenses to average net assets:
After waivers and reimbursements	1.23	%(f)	1.25%	1.26%	1.24	%(c)	1.29%
After waivers, reimbursements and fees paid indirectly	1.23	%(f)	1.25%	1.26%	1.24%		1.28%
Before waivers, reimbursements and fees paid indirectly	1.36	%(f)	1.28%	1.27%	1.26	%(c)	1.29%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	(0.62	)%(f)	(0.80)%	(0.53)%	(0.81)%		(0.67)%
After waivers, reimbursements and fees paid indirectly	(0.62	)%(f)	(0.80)%	(0.53)%	(0.81)%		(0.67)%
Before waivers, reimbursements and fees paid indirectly	(0.76	)%(f)	(0.83)%	(0.54)%	(0.82)%		(0.68)%
Portfolio turnover rate^	59%		66%	54%	64%		65%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,				August 26, 2011* to December 31, 2011
Class K	2014		2013	2012
Net asset value, beginning of period	$10.16		$9.88	$8.54	$8.22

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)		(0.07)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.54		3.93	1.37	0.33

Total from investment operations	0.50		3.86	1.34	0.32

Less distributions:
Distributions from net realized gains	(1.09)		(3.58)	—	—

Net asset value, end of period	$9.57		$10.16	$9.88	$8.54

Total return (b)	5.07%		40.57%	15.69%	3.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,750		$47,116	$41,104	$56,983
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.98	%(f)	1.00%	1.01%	1.00%
After waivers, reimbursements and fees paid indirectly (a)	0.98	%(f)	1.00%	1.01%	1.00%
Before waivers, reimbursements and fees paid indirectly (a)	1.11	%(f)	1.07%	1.02%	1.01	%(c)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.37	)%(f)	(0.57)%	(0.29)%	(0.48)%
After waivers, reimbursements and fees paid indirectly (a)	(0.37	)%(f)	(0.56)%	(0.29)%	(0.48)%
Before waivers, reimbursements and fees paid indirectly (a)	(0.50	)%(f)	(0.64)%	(0.30)%	(0.48)%
Portfolio turnover rate^	59%		66%	54%	64%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for non-class specific expenses.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Knightsbridge Asset Management LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.37%	12.28%	7.49%
Portfolio – Class IB Shares	5.39	12.16	7.30
Portfolio – Class K Shares**	5.63	N/A	16.38
Russell 2500™ Value Index	7.11	15.48	7.91
VMI – MCV 2500†	7.68	14.50	10.13

†   In 2014, the VMI – MCV 2500 was removed as a benchmark index against which the Portfolio measures its performance. The Investment Manager believes that the VMI – MCV 2500 does not accurately reflect the Portfolio’s investment objectives and strategies.

** Date of inception 8/26/11.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.39% for the year ended December 31, 2014. The Portfolio’s benchmarks, the Russell 2500TM Value Index and the VMI – MCV 2500, returned 7.11% and 7.68%, respectively, over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to its primary benchmark.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	Stock selection was a prevailing factor of the Portfolio’s performance relative to its benchmark, especially in the Energy, Materials and Information Technology sectors.

•	Sealed Air Corp., a global manufacturer of protective and specialty packaging for food and consumer goods, including Bubble Wrap, was the leading relative individual contributor.

•	Both stock selection and an underweight in the Industrials sector aided performance. Southwest Airlines Co. was a notable individual contributor in the sector.

What hurt performance during the year:

•	Weak stock selection within the Financials sector was a major detractor from relative performance during the period. Consumer Discretionary stock selection also detracted.

•	Performance was hindered by a relative underweight to the Utilities sector, which was a notable contributor to benchmark returns.

•	Detractors from performance included holding Canadian firm Pengrowth Energy and relative overweights in the New York Times Co. and packaged food manufacturer Post Holdings.

•

A slight overweight in the Energy sector and an underweight in Financials also detracted from the Portfolio’s relative performance, in particular the Portfolio’s relative underweight in the REIT industry, which was the sector’s best performing industry.

Sector Weightings as of December 31, 2014	% of Net Assets
Financials	34.0%
Consumer Discretionary	13.8
Industrials	11.6
Information Technology	9.6
Health Care	7.1
Utilities	5.9
Materials	5.5
Energy	4.9
Consumer Staples	4.3
Telecommunication Services	0.6
Cash and Other	2.7

100.0%

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UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$990.52	$5.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.23	6.03
Class IB
Actual	1,000.00	990.95	5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.23	6.03
Class K
Actual	1,000.00	991.61	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.49	4.76

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.18%, 1.18% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (13.6%)
Auto Components (1.0%)
Cooper Tire & Rubber Co.	2,676	$92,723
Cooper-Standard Holding, Inc.*	668	38,664
Dana Holding Corp.	4,298	93,438
Federal-Mogul Holdings Corp.*	1,426	22,944
Fuel Systems Solutions, Inc.*	707	7,735
Gentex Corp.	3,098	111,931
Goodyear Tire & Rubber Co.	28,675	819,245
Lear Corp.	836	81,995
Modine Manufacturing Co.*	1,676	22,794
Remy International, Inc.	699	14,623
Spartan Motors, Inc.	1,758	9,247
Standard Motor Products, Inc.	395	15,057
Stoneridge, Inc.*	344	4,424
Strattec Security Corp.	39	3,221
Superior Industries International, Inc.	1,238	24,500
TRW Automotive Holdings Corp.*	5,687	584,908
Visteon Corp.*	2,261	241,610

		2,189,059

Distributors (0.0%)
Core-Mark Holding Co., Inc.	1,056	65,398
VOXX International Corp.*	1,049	9,189
Weyco Group, Inc.	315	9,346

		83,933

Diversified Consumer Services (0.8%)
2U, Inc.*	342	6,724
American Public Education, Inc.*	48	1,770
Apollo Education Group, Inc.*	4,983	169,970
Ascent Capital Group, Inc., Class A*	717	37,951
Bridgepoint Education, Inc.*	879	9,950
Career Education Corp.*	3,365	23,420
Carriage Services, Inc.	635	13,303
Chegg, Inc.*	3,790	26,189
DeVry Education Group, Inc.	3,252	154,372
Graham Holdings Co., Class B	180	155,468
Houghton Mifflin Harcourt Co.*	5,604	116,059
ITT Educational Services, Inc.*	1,082	10,398
K12, Inc.*	1,022	12,131
Regis Corp.*	2,177	36,487
Service Corp. International	2,446	55,524
ServiceMaster Global Holdings, Inc.*	665	17,802
Steiner Leisure Ltd.*	19,626	906,918
Universal Technical Institute, Inc.	1,073	10,558
Weight Watchers International, Inc.*	104	2,583

		1,767,577

Hotels, Restaurants & Leisure (1.7%)
Aramark	187	5,825
Belmond Ltd., Class A*	4,977	61,565
BFC Financial Corp., Class A*	475,065	1,520,208
Biglari Holdings, Inc.*	90	35,956
BJ’s Restaurants, Inc.*	845	42,427
Bloomin’ Brands, Inc.*	18,900	467,964
Bob Evans Farms, Inc.	1,268	64,896

Boyd Gaming Corp.*	774	$9,892
Bravo Brio Restaurant Group, Inc.*	115	1,600
Caesars Acquisition Co., Class A*	2,392	24,662
Caesars Entertainment Corp.*	2,260	35,459
Carrols Restaurant Group, Inc.*	1,818	13,871
Choice Hotels International, Inc.	1,631	91,369
Churchill Downs, Inc.	229	21,824
Cracker Barrel Old Country Store, Inc.	62	8,727
Dave & Buster’s Entertainment, Inc.*	56	1,529
Denny’s Corp.*	1,423	14,671
DineEquity, Inc.	520	53,893
El Pollo Loco Holdings, Inc.*	95	1,897
Empire Resorts, Inc.*	805	6,247
Habit Restaurants, Inc., Class A*	53	1,715
International Game Technology	12,670	218,558
International Speedway Corp., Class A	1,423	45,038
Interval Leisure Group, Inc.	455	9,505
Intrawest Resorts Holdings, Inc.*	729	8,704
Isle of Capri Casinos, Inc.*	1,060	8,872
La Quinta Holdings, Inc.*	680	15,001
Life Time Fitness, Inc.*	1,990	112,674
Marcus Corp.	908	16,807
Marriott Vacations Worldwide Corp.	1,386	103,312
Monarch Casino & Resort, Inc.*	494	8,195
Morgans Hotel Group Co.*	1,066	8,357
Penn National Gaming, Inc.*	4,042	55,497
Ruby Tuesday, Inc.*	3,168	21,669
Ruth’s Hospitality Group, Inc.	658	9,870
Scientific Games Corp., Class A*	936	11,915
Sonic Corp.	16,050	437,042
Speedway Motorsports, Inc.	605	13,231
Wendy’s Co.	14,122	127,522

		3,717,966

Household Durables (3.6%)
Beazer Homes USA, Inc.*	804	15,565
Blyth, Inc.	125,000	1,143,750
Century Communities, Inc.*	182	3,145
CSS Industries, Inc.	440	12,162
D.R. Horton, Inc.	15,003	379,426
Dixie Group, Inc.*	170	1,559
Ethan Allen Interiors, Inc.	1,281	39,673
Flexsteel Industries, Inc.	234	7,546
GoPro, Inc., Class A*	369	23,328
Helen of Troy Ltd.*	922	59,985
Hovnanian Enterprises, Inc., Class A*	5,920	24,450
Jarden Corp.*	41,909	2,006,603
KB Home	1,118	18,503
La-Z-Boy, Inc.	398	10,682
Leggett & Platt, Inc.	3,605	153,609
Lennar Corp., Class A	16,282	729,596
LGI Homes, Inc.*	584	8,713
Libbey, Inc.*	64	2,012
Lifetime Brands, Inc.	506	8,703
M.D.C. Holdings, Inc.	2,021	53,496
M/I Homes, Inc.*	1,231	28,264

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Meritage Homes Corp.*	2,016	$72,556
NACCO Industries, Inc., Class A	210	12,466
New Home Co., Inc.*	424	6,140
Ryland Group, Inc.	2,392	92,236
Skullcandy, Inc.*	1,063	9,769
Standard Pacific Corp.*	7,483	54,551
Taylor Morrison Home Corp., Class A*	1,680	31,735
Toll Brothers, Inc.*	9,123	312,645
TRI Pointe Homes, Inc.*	108,883	1,660,466
UCP, Inc., Class A*	409	4,294
WCI Communities, Inc.*	609	11,924
Whirlpool Corp.	4,098	793,947
William Lyon Homes, Class A*	785	15,912

		7,809,411

Internet & Catalog Retail (0.1%)
1-800-Flowers.com, Inc., Class A*	1,249	10,292
EVINE Live, Inc.*	1,414	9,318
FTD Cos., Inc.*	884	30,781
Gaiam, Inc., Class A*	782	5,576
HomeAway, Inc.*	365	10,870
Lands’ End, Inc.*	852	45,974
Orbitz Worldwide, Inc.*	1,414	11,637
Shutterfly, Inc.*	782	32,605
Travelport Worldwide Ltd.	825	14,850
Wayfair, Inc., Class A*	324	6,431

		178,334

Leisure Products (0.3%)
Arctic Cat, Inc.	439	15,584
Black Diamond, Inc.*	1,191	10,421
Brunswick Corp.	8,791	450,627
Callaway Golf Co.	3,864	29,753
Escalade, Inc.	406	6,127
JAKKS Pacific, Inc.*	891	6,059
Johnson Outdoors, Inc., Class A	276	8,611
LeapFrog Enterprises, Inc.*	3,357	15,845
Nautilus, Inc.*	600	9,108

		552,135

Media (2.3%)
AH Belo Corp., Class A	892	9,259
AMC Entertainment Holdings, Inc., Class A	1,097	28,720
AMC Networks, Inc., Class A*	2,900	184,933
Central European Media Enterprises Ltd., Class A*	3,515	11,283
Cinedigm Corp., Class A*	3,136	5,080
Clear Channel Outdoor Holdings, Inc., Class A	1,109	11,744
Crown Media Holdings, Inc., Class A*	424	1,501
Cumulus Media, Inc., Class A*	2,518	10,651
Daily Journal Corp.*	54	14,203
Dex Media, Inc.*	721	6,467
DreamWorks Animation SKG, Inc., Class A*	3,851	85,993
Entercom Communications Corp., Class A*	1,257	15,285
Entravision Communications Corp., Class A	173	1,121

Eros International plc*	755	$15,976
EW Scripps Co., Class A*	1,612	36,028
Gannett Co., Inc.	32,902	1,050,561
Global Sources Ltd.*	740	4,706
Harte-Hanks, Inc.	2,572	19,907
Hemisphere Media Group, Inc.*	467	6,300
John Wiley & Sons, Inc., Class A	2,236	132,461
Journal Communications, Inc., Class A*	2,294	26,220
Lee Enterprises, Inc.*	2,599	9,564
Live Nation Entertainment, Inc.*	3,674	95,928
Madison Square Garden Co., Class A*	3,170	238,574
Martha Stewart Living Omnimedia, Inc., Class A*	384	1,655
McClatchy Co., Class A*	3,007	9,983
MDC Partners, Inc., Class A	1,630	37,034
Media General, Inc.*	2,797	46,794
Meredith Corp.	1,849	100,438
National CineMedia, Inc.	2,470	35,494
New Media Investment Group, Inc.	1,897	44,826
New York Times Co., Class A	178,724	2,362,731
ReachLocal, Inc.*	271	932
Reading International, Inc., Class A*	868	11,510
Regal Entertainment Group, Class A	3,116	66,558
Rentrak Corp.*	40	2,913
Saga Communications, Inc., Class A	164	7,131
Salem Communications Corp., Class A	574	4,489
Scholastic Corp.	1,348	49,094
SFX Entertainment, Inc.*	2,277	10,315
Sizmek, Inc.*	1,134	7,099
Starz, Class A*	572	16,988
Time, Inc.	5,644	138,899
Townsquare Media, Inc., Class A*	189	2,495

		4,979,843

Multiline Retail (0.5%)
Big Lots, Inc.	1,913	76,558
Bon-Ton Stores, Inc.	753	5,580
Burlington Stores, Inc.*	163	7,703
Dillard’s, Inc., Class A	404	50,573
Fred’s, Inc., Class A	1,875	32,644
J.C. Penney Co., Inc.*	15,688	101,658
Sears Holdings Corp.*	23,307	768,665
Tuesday Morning Corp.*	409	8,875

		1,052,256

Specialty Retail (3.1%)
Aaron’s, Inc.	25,704	785,771
Abercrombie & Fitch Co., Class A	3,205	91,791
Aeropostale, Inc.*	4,211	9,769
American Eagle Outfitters, Inc.	21,425	297,379
America’s Car-Mart, Inc.*	334	17,829
Ascena Retail Group, Inc.*	6,710	84,278
Barnes & Noble, Inc.*	2,106	48,901
bebe stores, Inc.	1,661	3,638
Big 5 Sporting Goods Corp.	932	13,635
Boot Barn Holdings, Inc.*	129	2,348

See Notes to Financial Statements.

1264

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Brown Shoe Co., Inc.	1,136	$36,522
Build-A-Bear Workshop, Inc.*	177	3,558
Cabela’s, Inc.*	2,278	120,073
Cato Corp., Class A	1,189	50,152
Chico’s FAS, Inc.	4,399	71,308
Children’s Place, Inc.	1,141	65,037
Citi Trends, Inc.*	772	19,493
CST Brands, Inc.	7,177	312,989
Destination Maternity Corp.	589	9,395
Destination XL Group, Inc.*	1,493	8,152
Dick’s Sporting Goods, Inc.	4,080	202,572
DSW, Inc., Class A	3,862	144,053
Express, Inc.*	4,084	59,994
Finish Line, Inc., Class A	1,847	44,901
Foot Locker, Inc.	6,393	359,159
GameStop Corp., Class A	5,271	178,160
Genesco, Inc.*	4,129	316,364
Group 1 Automotive, Inc.	1,014	90,875
Guess?, Inc.	3,170	66,824
Haverty Furniture Cos., Inc.	1,064	23,419
hhgregg, Inc.*	442	3,346
Kirkland’s, Inc.*	325	7,683
MarineMax, Inc.*	1,276	25,584
Men’s Wearhouse, Inc.	497	21,943
Michaels Cos., Inc.*	533	13,181
Murphy USA, Inc.*	1,285	88,485
New York & Co., Inc.*	768	2,027
Office Depot, Inc.*	27,360	234,612
Pacific Sunwear of California, Inc.*	117	255
Penske Automotive Group, Inc.	5,579	273,761
Pep Boys-Manny, Moe & Jack*	2,733	26,838
Rent-A-Center, Inc.	2,732	99,226
Sally Beauty Holdings, Inc.*	17,871	549,354
Sears Hometown and Outlet Stores, Inc.*	643	8,455
Shoe Carnival, Inc.	765	19,653
Signet Jewelers Ltd.	1,293	170,120
Sonic Automotive, Inc., Class A	2,057	55,621
Sportsman’s Warehouse Holdings, Inc.*	313	2,291
Stage Stores, Inc.	1,627	33,679
Staples, Inc.	64,726	1,172,835
Stein Mart, Inc.	1,406	20,556
Systemax, Inc.*	594	8,019
Tilly’s, Inc., Class A*	621	6,017
Urban Outfitters, Inc.*	10,642	373,853
Vitamin Shoppe, Inc.*	788	38,281
West Marine, Inc.*	853	11,021
Zumiez, Inc.*	222	8,576

		6,813,611

Textiles, Apparel & Luxury Goods (0.2%)
Columbia Sportswear Co.	439	19,553
Crocs, Inc.*	3,661	45,726
Culp, Inc.	374	8,108
Iconix Brand Group, Inc.*	1,606	54,267
Movado Group, Inc.	497	14,100
Perry Ellis International, Inc.*	620	16,076
PVH Corp.	1,947	249,547
Quiksilver, Inc.*	2,722	6,016
Sequential Brands Group, Inc.*	213	2,784
Skechers U.S.A., Inc., Class A*	524	28,951

Unifi, Inc.*	742	$22,060

		467,188

Total Consumer Discretionary		29,611,313

Consumer Staples (4.3%)
Beverages (0.4%)
Coca-Cola Bottling Co. Consolidated	14	1,232
Craft Brew Alliance, Inc.*	126	1,681
Molson Coors Brewing Co., Class B	12,884	960,116

		963,029

Food & Staples Retailing (0.2%)
Andersons, Inc.	95	5,048
Chefs’ Warehouse, Inc.*	182	4,193
Diplomat Pharmacy, Inc.*	353	9,662
Ingles Markets, Inc., Class A	666	24,702
Pantry, Inc.*	1,209	44,806
Rite Aid Corp.*	16,643	125,155
Roundy’s, Inc.*	1,990	9,632
Smart & Final Stores, Inc.*	287	4,514
SpartanNash Co.	1,946	50,868
SUPERVALU, Inc.*	10,301	99,920
Village Super Market, Inc., Class A	345	9,443
Weis Markets, Inc.	572	27,353

		415,296

Food Products (2.9%)
Alico, Inc.	126	6,304
B&G Foods, Inc.	25,005	747,649
Boulder Brands, Inc.*	247	2,732
Bunge Ltd.	3,364	305,821
Chiquita Brands International, Inc.*(b)	2,419	34,979
Darling Ingredients, Inc.*	6,838	124,178
Dean Foods Co.	4,820	93,412
Flowers Foods, Inc.	47,747	916,265
Fresh Del Monte Produce, Inc.	1,843	61,833
Freshpet, Inc.*	231	3,941
Hain Celestial Group, Inc.*	446	25,997
Ingredion, Inc.	3,258	276,409
John B. Sanfilippo & Son, Inc.	421	19,155
Lancaster Colony Corp.	348	32,587
Omega Protein Corp.*	1,073	11,342
Pilgrim’s Pride Corp.*	2,842	93,189
Pinnacle Foods, Inc.	20,713	731,169
Post Holdings, Inc.*	60,229	2,522,993
Sanderson Farms, Inc.	160	13,444
Seaboard Corp.*	14	58,771
Seneca Foods Corp., Class A*	448	12,109
Snyder’s-Lance, Inc.	2,446	74,725
Tootsie Roll Industries, Inc.	71	2,176
TreeHouse Foods, Inc.*	1,050	89,807

		6,260,987

Household Products (0.5%)
Central Garden & Pet Co., Class A*	2,011	19,205
Energizer Holdings, Inc.	8,050	1,034,908
Harbinger Group, Inc.*	2,603	36,858

See Notes to Financial Statements.

1265

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Oil-Dri Corp. of America	206	$6,722
Orchids Paper Products Co.	80	2,329

		1,100,022

Personal Products (0.3%)
Avon Products, Inc.	13,259	124,502
Coty, Inc., Class A*	15,553	321,325
Elizabeth Arden, Inc.*	1,333	28,513
Female Health Co.	341	1,337
Inter Parfums, Inc.	792	21,740
Nature’s Sunshine Products, Inc.	564	8,358
Nutraceutical International Corp.*	420	9,055
Revlon, Inc., Class A*	441	15,065

		529,895

Tobacco (0.0%)
Alliance One International, Inc.*	4,470	7,063
Universal Corp.	1,176	51,720
Vector Group Ltd.	1,441	30,708

		89,491

Total Consumer Staples		9,358,720

Energy (4.9%)
Energy Equipment & Services (1.9%)
Aspen Aerogels, Inc.*	98	782
Atwood Oceanics, Inc.*	2,534	71,890
Bristow Group, Inc.	6,420	422,372
C&J Energy Services, Inc.*	334	4,412
CHC Group Ltd.*	1,706	5,493
Dawson Geophysical Co.	420	5,137
Era Group, Inc.*	1,033	21,848
Exterran Holdings, Inc.	3,006	97,935
FMSA Holdings, Inc.*	778	5,384
Forum Energy Technologies, Inc.*	1,933	40,071
Frank’s International N.V.	6,742	112,119
Geospace Technologies Corp.*	610	16,165
Gulf Island Fabrication, Inc.	427	8,280
Gulfmark Offshore, Inc., Class A	8,644	211,086
Helix Energy Solutions Group, Inc.*	18,567	402,904
Helmerich & Payne, Inc.	2,100	141,582
Hercules Offshore, Inc.*	8,418	8,418
Hornbeck Offshore Services, Inc.*	55,866	1,394,974
Independence Contract Drilling, Inc.*	307	1,603
ION Geophysical Corp.*	5,697	15,667
Key Energy Services, Inc.*	6,728	11,236
McDermott International, Inc.*	12,219	35,557
Mitcham Industries, Inc.*	665	3,943
Nabors Industries Ltd.	13,774	178,787
Natural Gas Services Group, Inc.*	630	14,515
Newpark Resources, Inc.*	4,372	41,709
Nordic American Offshore Ltd.	565	6,938
North Atlantic Drilling Ltd.	2,857	4,657
Nuverra Environmental Solutions, Inc.*	793	4,401
Oil States International, Inc.*	2,400	117,360
Parker Drilling Co.*	6,224	19,108
Patterson-UTI Energy, Inc.	3,641	60,404
PHI, Inc. (Non-Voting)*	615	23,001
Pioneer Energy Services Corp.*	872	4,831

Rowan Cos., plc, Class A	6,415	$149,598
SEACOR Holdings, Inc.*	940	69,381
Solar Cayman Ltd. (b)*†	50,828	5,083
Superior Energy Services, Inc.	7,479	150,702
Tesco Corp.	1,613	20,679
TETRA Technologies, Inc.*	4,059	27,114
Tidewater, Inc.	2,552	82,710
Unit Corp.*	2,390	81,499
Vantage Drilling Co.*	10,911	5,333

		4,106,668

Oil, Gas & Consumable Fuels (3.0%)
Adams Resources & Energy, Inc.	106	5,295
Alon USA Energy, Inc.	978	12,391
Alpha Natural Resources, Inc.*	11,398	19,035
American Eagle Energy Corp.*	1,683	1,048
Amyris, Inc.*	1,464	3,016
Apco Oil and Gas International, Inc.*	441	6,187
Approach Resources, Inc.*	1,166	7,451
Arch Coal, Inc.	10,706	19,057
Ardmore Shipping Corp.	941	11,264
Bill Barrett Corp.*	2,555	29,101
BPZ Resources, Inc.*	4,030	1,165
Callon Petroleum Co.*	2,798	15,249
Cimarex Energy Co.	13,995	1,483,470
Clean Energy Fuels Corp.*	1,665	8,317
Cloud Peak Energy, Inc.*	3,157	28,981
Comstock Resources, Inc.	2,435	16,582
Contango Oil & Gas Co.*	6,133	179,329
CVR Energy, Inc.	500	19,355
Delek U.S. Holdings, Inc.	1,475	40,238
Denbury Resources, Inc.	18,180	147,803
DHT Holdings, Inc.	4,746	34,693
Dorian LPG Ltd.*	426	5,917
Eclipse Resources Corp.*	880	6,186
Emerald Oil, Inc.*	3,097	3,716
Energen Corp.	6,512	415,205
Energy XXI Ltd.	4,878	15,902
EP Energy Corp., Class A*	1,722	17,978
EQT Corp.	2,834	214,534
EXCO Resources, Inc.	4,892	10,616
Frontline Ltd.*	3,476	8,725
GasLog Ltd.	1,767	35,958
Gastar Exploration, Inc.*	195	470
Golar LNG Ltd.	2,611	95,223
Green Plains, Inc.	304	7,533
Gulfport Energy Corp.*	851	35,521
Halcon Resources Corp.*	13,445	23,932
Hallador Energy Co.	523	5,758
Harvest Natural Resources, Inc.*	2,169	3,926
Laredo Petroleum Holdings, Inc.*	482	4,989
Matador Resources Co.*	1,651	33,400
Memorial Resource Development Corp.*	1,194	21,528
Midstates Petroleum Co., Inc.*	1,934	2,920
Miller Energy Resources, Inc.*	1,563	1,954
Navios Maritime Acquisition Corp.	4,238	15,384
Newfield Exploration Co.*	6,986	189,460
Noble Energy, Inc.	6,161	292,216
Nordic American Tankers Ltd.	4,648	46,805
Northern Oil and Gas, Inc.*	3,177	17,950

See Notes to Financial Statements.

1266

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Pacific Ethanol, Inc.*	1,121	$11,580
PBF Energy, Inc., Class A	2,462	65,588
PDC Energy, Inc.*	1,707	70,448
Peabody Energy Corp.	13,978	108,190
Pengrowth Energy Corp.	246,745	777,317
Penn Virginia Corp.*	3,356	22,418
PetroQuest Energy, Inc.*	197	737
QEP Resources, Inc.	8,109	163,964
Quicksilver Resources, Inc.*	5,995	1,188
Renewable Energy Group, Inc.*	1,819	17,662
Resolute Energy Corp.*	3,817	5,038
REX American Resources Corp.*	70	4,338
Rice Energy, Inc.*	12,400	260,028
Rosetta Resources, Inc.*	2,766	61,709
RSP Permian, Inc.*	869	21,847
Sanchez Energy Corp.*	1,061	9,857
SandRidge Energy, Inc.*	25,447	46,314
Scorpio Tankers, Inc.	8,349	72,553
Ship Finance International Ltd.	3,103	43,814
Southwestern Energy Co.*	9,110	248,612
Stone Energy Corp.*	2,896	48,884
Swift Energy Co.*	2,198	8,902
Teekay Corp.	1,268	64,529
Teekay Tankers Ltd., Class A	3,125	15,812
TransAtlantic Petroleum Ltd.*	562	3,029
Triangle Petroleum Corp.*	1,468	7,017
Ultra Petroleum Corp.*	5,520	72,643
VAALCO Energy, Inc.*	2,635	12,016
W&T Offshore, Inc.	1,155	8,478
Warren Resources, Inc.*	3,864	6,221
Westmoreland Coal Co.*	770	25,572
Whiting Petroleum Corp.*	10,223	337,359
World Fuel Services Corp.	2,896	135,909
WPX Energy, Inc.*	10,406	121,022

		6,503,328

Total Energy		10,609,996

Financials (34.0%)
Banks (7.9%)
1st Source Corp.	749	25,698
American National Bankshares, Inc.	431	10,693
Ameris Bancorp	1,309	33,563
Ames National Corp.	410	10,635
Arrow Financial Corp.	561	15,422
Associated Banc-Corp	8,103	150,959
Banc of California, Inc.	1,658	19,017
BancFirst Corp.	358	22,694
Banco Latinoamericano de Comercio Exterior S.A., Class E	1,556	46,836
Bancorp, Inc.*	1,768	19,254
BancorpSouth, Inc.	4,915	110,637
Bank of Hawaii Corp.	8,890	527,266
Bank of Kentucky Financial Corp.	318	15,350
Bank of Marin Bancorp/California	299	15,724
BankUnited, Inc.	5,268	152,614
Banner Corp.	994	42,762
BBCN Bancorp, Inc.	4,100	58,958
Blue Hills Bancorp, Inc.*	1,435	19,487
BNC Bancorp	1,020	17,554
BOK Financial Corp.	6,423	385,637

Boston Private Financial Holdings, Inc.	4,108	$55,335
Bridge Bancorp, Inc.	630	16,852
Bridge Capital Holdings*	499	11,168
Bryn Mawr Bank Corp.	709	22,192
C1 Financial, Inc.*	196	3,585
Camden National Corp.	379	15,099
Capital Bank Financial Corp., Class A*	1,181	31,651
Capital City Bank Group, Inc.	522	8,112
Cardinal Financial Corp.	1,541	30,558
Cascade Bancorp*	1,607	8,340
Cathay General Bancorp	4,115	105,303
Centerstate Banks, Inc.	1,874	22,319
Central Pacific Financial Corp.	857	18,425
Century Bancorp, Inc./Massachusetts, Class A	149	5,969
Chemical Financial Corp.	1,695	51,935
CIT Group, Inc.	8,100	387,423
Citizens & Northern Corp.	684	14,138
Citizens Financial Group, Inc.	14,500	360,470
City Holding Co.	817	38,015
City National Corp./California	5,181	418,677
CNB Financial Corp./Pennsylvania	781	14,448
CoBiz Financial, Inc.	1,798	23,608
Columbia Banking System, Inc.	2,918	80,566
Commerce Bancshares, Inc./ Missouri	4,417	192,111
Community Bank System, Inc.	2,099	80,035
Community Trust Bancorp, Inc.	810	29,654
CommunityOne Bancorp*	511	5,851
ConnectOne Bancorp, Inc.	1,155	21,945
CU Bancorp*	529	11,474
Cullen/Frost Bankers, Inc.	2,742	193,695
Customers Bancorp, Inc.*	1,370	26,660
CVB Financial Corp.	5,440	87,149
Eagle Bancorp, Inc.*	348	12,361
East West Bancorp, Inc.	19,239	744,742
Enterprise Bancorp, Inc./Massachusetts	364	9,191
Enterprise Financial Services Corp.	947	18,684
F.N.B. Corp./Pennsylvania	9,017	120,106
FCB Financial Holdings, Inc., Class A*	453	11,162
Fidelity Southern Corp.	901	14,515
Financial Institutions, Inc.	711	17,882
First Bancorp, Inc./Maine	518	9,371
First Bancorp/North Carolina	1,003	18,525
First BanCorp/Puerto Rico*	5,285	31,023
First Busey Corp.	3,560	23,176
First Business Financial Services, Inc.	203	9,726
First Citizens BancShares, Inc./North Carolina, Class A	380	96,060
First Commonwealth Financial Corp.	4,861	44,818
First Community Bancshares, Inc./Virginia	834	13,736
First Connecticut Bancorp, Inc./Connecticut	780	12,730
First Financial Bancorp	2,940	54,655

See Notes to Financial Statements.

1267

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

First Financial Bankshares, Inc.	1,467	$43,834
First Financial Corp./Indiana	581	20,695
First Horizon National Corp.	64,766	879,522
First Interstate BancSystem, Inc., Class A	927	25,789
First Merchants Corp.	1,835	41,746
First Midwest Bancorp, Inc./Illinois	3,850	65,873
First NBC Bank Holding Co.*	787	27,702
First Niagara Financial Group, Inc.	18,238	153,746
First of Long Island Corp.	590	16,738
First Republic Bank/California	26,627	1,387,799
FirstMerit Corp.	8,542	161,358
Flushing Financial Corp.	1,557	31,560
Fulton Financial Corp.	9,739	120,374
German American Bancorp, Inc.	685	20,906
Glacier Bancorp, Inc.	3,822	106,137
Great Southern Bancorp, Inc.	526	20,866
Great Western Bancorp, Inc.*	935	21,309
Green Bancorp, Inc.*	280	3,371
Guaranty Bancorp	653	9,429
Hampton Roads Bankshares, Inc.*	1,460	2,453
Hancock Holding Co.	4,251	130,506
Hanmi Financial Corp.	1,600	34,896
Heartland Financial USA, Inc.	801	21,707
Heritage Commerce Corp.	996	8,795
Heritage Financial Corp./ Washington	1,534	26,922
Heritage Oaks Bancorp	1,160	9,732
Hilltop Holdings, Inc.*	3,537	70,563
Home BancShares, Inc./Arkansas	539	17,334
HomeTrust Bancshares, Inc.*	1,086	18,093
Horizon Bancorp/Indiana	442	11,554
Hudson Valley Holding Corp.	737	20,017
Huntington Bancshares, Inc./Ohio	42,478	446,869
Iberiabank Corp.	1,614	104,668
Independent Bank Corp./Massachusetts	1,230	52,656
Independent Bank Group, Inc.	257	10,038
International Bancshares Corp.	2,794	74,153
Investors Bancorp, Inc.	16,116	180,902
Lakeland Bancorp, Inc.	1,955	22,873
Lakeland Financial Corp.	843	36,645
Macatawa Bank Corp.	1,318	7,170
MainSource Financial Group, Inc.	1,030	21,548
MB Financial, Inc.	3,393	111,494
Mercantile Bank Corp.	870	18,287
Merchants Bancshares, Inc./ Vermont	289	8,852
Metro Bancorp, Inc.*	715	18,533
MidSouth Bancorp, Inc.	417	7,231
MidWestOne Financial Group, Inc.	327	9,421
National Bank Holdings Corp., Class A	1,849	35,889
National Bankshares, Inc./Virginia	374	11,366
National Penn Bancshares, Inc.	41,607	437,914
NBT Bancorp, Inc.	2,259	59,344
NewBridge Bancorp*	1,766	15,382
Northrim BanCorp, Inc.	333	8,738
OFG Bancorp	2,327	38,745
Old Line Bancshares, Inc.	416	6,581
Old National Bancorp/Indiana	6,073	90,366

Opus Bank*	277	$7,858
Pacific Continental Corp.	943	13,372
Pacific Premier Bancorp, Inc.*	883	15,302
PacWest Bancorp	17,534	797,096
Palmetto Bancshares, Inc.	177	2,956
Park National Corp.	665	58,839
Park Sterling Corp.	2,284	16,787
Peapack-Gladstone Financial Corp.	597	11,080
Penns Woods Bancorp, Inc.	258	12,709
Peoples Bancorp, Inc./Ohio	658	17,062
Peoples Financial Services Corp.	386	19,176
Pinnacle Financial Partners, Inc.	1,839	72,714
Popular, Inc.*	27,712	943,594
Preferred Bank/California	594	16,567
PrivateBancorp, Inc.	3,695	123,413
Prosperity Bancshares, Inc.	3,589	198,687
Renasant Corp.	1,620	46,867
Republic Bancorp, Inc./Kentucky, Class A	500	12,360
Republic First Bancorp, Inc.*	1,653	6,199
S&T Bancorp, Inc.	1,525	45,460
Sandy Spring Bancorp, Inc.	1,295	33,774
Seacoast Banking Corp. of Florida*	1,013	13,929
ServisFirst Bancshares, Inc.	96	3,163
Sierra Bancorp	616	10,817
Signature Bank/New York*	4,553	573,496
Simmons First National Corp., Class A	836	33,983
South State Corp.	1,239	83,112
Southside Bancshares, Inc.	1,247	36,048
Southwest Bancorp, Inc./Oklahoma	997	17,308
Square 1 Financial, Inc., Class A*	241	5,953
State Bank Financial Corp.	1,612	32,208
Sterling Bancorp/Delaware	4,287	61,647
Stock Yards Bancorp, Inc.	748	24,938
Stonegate Bank	525	15,550
Suffolk Bancorp	606	13,762
Sun Bancorp, Inc./New Jersey*	414	8,032
Susquehanna Bancshares, Inc.	9,584	128,713
SVB Financial Group*	2,372	275,318
Synovus Financial Corp.	7,108	192,556
Talmer Bancorp, Inc., Class A	973	13,661
TCF Financial Corp.	8,459	134,414
Texas Capital Bancshares, Inc.*	1,516	82,364
Tompkins Financial Corp.	774	42,802
Towne Bank/Virginia	1,532	23,164
Trico Bancshares	1,102	27,219
TriState Capital Holdings, Inc.*	1,086	11,121
Triumph Bancorp, Inc.*	343	4,648
Trustmark Corp.	3,492	85,694
UMB Financial Corp.	1,934	110,025
Umpqua Holdings Corp.	8,573	145,827
Union Bankshares Corp.	2,378	57,262
United Bankshares, Inc./West Virginia	3,564	133,472
United Community Banks, Inc./Georgia	2,559	48,467
Univest Corp. of Pennsylvania	858	17,366
Valley National Bancorp	11,656	113,180
ViewPoint Financial Group, Inc.	1,839	43,860
Washington Trust Bancorp, Inc.	749	30,095

See Notes to Financial Statements.

1268

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Webster Financial Corp.	4,608	$149,898
WesBanco, Inc.	1,346	46,841
West Bancorp, Inc.	809	13,769
Westamerica Bancorp	1,351	66,226
Western Alliance Bancorp*	18,497	514,217
Wilshire Bancorp, Inc.	3,598	36,448
Wintrust Financial Corp.	2,414	112,879
Yadkin Financial Corp.*	1,024	20,122
Zions Bancorp	10,414	296,903

		17,107,325

Capital Markets (1.2%)
Actua Corp.*	2,127	39,286
Ares Management LP	18,400	315,376
Arlington Asset Investment Corp., Class A	1,146	30,495
Ashford, Inc.*	41	3,854
BGC Partners, Inc., Class A	6,570	60,116
Calamos Asset Management, Inc., Class A	908	12,095
CIFC Corp.	389	3,217
Cowen Group, Inc., Class A*	5,964	28,627
E*TRADE Financial Corp.*	14,820	359,459
FBR & Co.*	409	10,057
Federated Investors, Inc., Class B	1,270	41,821
Fifth Street Asset Management, Inc.*	91	1,269
FXCM, Inc., Class A	2,357	39,056
GFI Group, Inc.	3,823	20,835
INTL FCStone, Inc.*	646	13,288
Investment Technology Group, Inc.*	1,851	38,538
Janus Capital Group, Inc.	7,674	123,782
KCG Holdings, Inc., Class A*	2,317	26,993
Legg Mason, Inc.	3,239	172,865
Manning & Napier, Inc.	718	9,923
Medley Management, Inc., Class A	100	1,470
Moelis & Co., Class A	330	11,527
NorthStar Asset Management Group, Inc.	7,444	168,011
OM Asset Management plc*	478	7,763
Oppenheimer Holdings, Inc., Class A	537	12,485
Piper Jaffray Cos.*	829	48,157
Raymond James Financial, Inc.	13,287	761,212
Safeguard Scientifics, Inc.*	1,064	21,088
SEI Investments Co.	431	17,257
Stifel Financial Corp.*	3,358	171,325
SWS Group, Inc.*	1,450	10,020
Walter Investment Management Corp.*	1,919	31,683

		2,612,950

Consumer Finance (0.9%)
Cash America International, Inc.	1,405	31,781
Consumer Portfolio Services, Inc.*	1,099	8,089
Encore Capital Group, Inc.*	416	18,470
Enova International, Inc.*	1,311	29,183
Ezcorp, Inc., Class A*	2,667	31,337
Green Dot Corp., Class A*	1,613	33,050
Imperial Holdings, Inc.*	222,000	1,447,440
JG Wentworth Co., Class A*	580	6,183

Nelnet, Inc., Class A	1,022	$47,349
Nicholas Financial, Inc.*	513	7,644
Regional Management Corp.*	582	9,202
SLM Corp.	14,388	146,614
Springleaf Holdings, Inc.*	1,266	45,791

		1,862,133

Diversified Financial Services (0.3%)
Gain Capital Holdings, Inc.	1,173	10,581
Marlin Business Services Corp.	406	8,335
MSCI, Inc.	3,361	159,446
NASDAQ OMX Group, Inc.	5,994	287,472
NewStar Financial, Inc.*	1,381	17,677
PHH Corp.*	2,585	61,937
PICO Holdings, Inc.*	1,159	21,847
Resource America, Inc., Class A	683	6,174
Tiptree Financial, Inc., Class A*	392	3,175

		576,644

Insurance (10.7%)
Alleghany Corp.*	853	395,365
Allied World Assurance Co. Holdings AG	5,043	191,231
Ambac Financial Group, Inc.*	2,271	55,639
American Equity Investment Life Holding Co.	13,364	390,095
American Financial Group, Inc./ Ohio	3,136	190,418
American National Insurance Co.	376	42,962
AMERISAFE, Inc.	956	40,496
AmTrust Financial Services, Inc.	443	24,919
Arch Capital Group Ltd.*	15,030	888,273
Argo Group International Holdings Ltd.	1,320	73,220
Arthur J. Gallagher & Co.	482	22,693
Aspen Insurance Holdings Ltd.	3,350	146,629
Assurant, Inc.	3,691	252,575
Assured Guaranty Ltd.	8,649	224,787
Atlas Financial Holdings, Inc.*	9	147
Axis Capital Holdings Ltd.	5,235	267,456
Baldwin & Lyons, Inc., Class B	511	13,174
Brown & Brown, Inc.	41,343	1,360,598
Citizens, Inc./Texas*	2,211	16,804
CNO Financial Group, Inc.	10,472	180,328
Crawford & Co., Class B	981	10,085
Donegal Group, Inc., Class A	462	7,383
EMC Insurance Group, Inc.	273	9,681
Employers Holdings, Inc.	676	15,893
Endurance Specialty Holdings Ltd.	18,114	1,083,942
Enstar Group Ltd.*	1,864	284,987
Everest Reinsurance Group Ltd.	2,363	402,419
FBL Financial Group, Inc., Class A	474	27,506
Federated National Holding Co.	56	1,353
Fidelity & Guaranty Life	604	14,659
First American Financial Corp.	75,482	2,558,840
FNF Group	14,228	490,155
FNFV Group*	4,791	75,410
Genworth Financial, Inc., Class A*	25,453	216,350
Global Indemnity plc*	438	12,426
Greenlight Capital Reinsurance Ltd., Class A*	10,080	329,112
Hallmark Financial Services, Inc.*	781	9,442

See Notes to Financial Statements.

1269

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hanover Insurance Group, Inc.	2,258	$161,041
Hartford Financial Services Group, Inc.	11,201	466,970
HCC Insurance Holdings, Inc.	27,802	1,487,963
HCI Group, Inc.	140	6,054
Horace Mann Educators Corp.	2,110	70,010
Independence Holding Co.	319	4,450
Infinity Property & Casualty Corp.	3,615	279,295
Kansas City Life Insurance Co.	193	9,270
Kemper Corp.	2,392	86,375
Maiden Holdings Ltd.	2,408	30,798
Markel Corp.*	1,393	951,196
MBIA, Inc.*	122,657	1,170,148
Meadowbrook Insurance Group, Inc.	2,540	21,488
Mercury General Corp.	995	56,387
Montpelier Reinsurance Holdings Ltd.	1,860	66,625
National General Holdings Corp.	1,853	34,484
National Interstate Corp.	288	8,582
National Western Life Insurance Co., Class A	119	32,041
Navigators Group, Inc.*	7,399	542,643
Old Republic International Corp.	132,859	1,943,727
OneBeacon Insurance Group Ltd., Class A	1,262	20,444
PartnerReinsurance Ltd.	2,589	295,483
Phoenix Cos., Inc.*	292	20,110
Platinum Underwriters Holdings Ltd.	1,268	93,096
Primerica, Inc.	2,770	150,300
ProAssurance Corp.	3,036	137,075
Protective Life Corp.	4,052	282,222
Reinsurance Group of America, Inc.	5,517	483,399
RenaissanceReinsurance Holdings Ltd.	2,073	201,537
RLI Corp.	2,175	107,445
Safety Insurance Group, Inc.	682	43,655
Selective Insurance Group, Inc.	2,846	77,326
StanCorp Financial Group, Inc.	2,244	156,766
State Auto Financial Corp.	750	16,665
State National Cos., Inc.	990	11,860
Stewart Information Services Corp.	1,119	41,448
Symetra Financial Corp.	3,870	89,203
Third Point Reinsurance Ltd.*	2,969	43,021
United Fire Group, Inc.	1,071	31,841
United Insurance Holdings Corp.	61	1,339
Universal Insurance Holdings, Inc.	63	1,288
Validus Holdings Ltd.	4,664	193,836
W. R. Berkley Corp.	5,162	264,604
White Mountains Insurance Group Ltd.	317	199,745
Willis Group Holdings plc	46,780	2,096,212
XL Group plc	10,508	361,160

		23,178,079

Real Estate Investment Trusts (REITs) (9.5%)
Acadia Realty Trust (REIT)	3,323	106,436
AG Mortgage Investment Trust, Inc. (REIT)	1,835	34,076
Agree Realty Corp. (REIT)	974	30,282

Alexander’s, Inc. (REIT)	8	$3,497
Alexandria Real Estate Equities, Inc. (REIT)	3,720	330,113
Altisource Residential Corp. (REIT)	3,015	58,491
American Assets Trust, Inc. (REIT)	1,309	52,111
American Campus Communities, Inc. (REIT)	18,104	748,781
American Capital Mortgage Investment Corp. (REIT)	2,983	56,200
American Homes 4 Rent (REIT), Class A	7,894	134,435
American Realty Capital Healthcare Trust, Inc. (REIT)	8,963	106,660
American Residential Properties, Inc. (REIT)*	1,710	30,045
AmREIT, Inc. (REIT)	1,022	27,124
Anworth Mortgage Asset Corp. (REIT)	7,008	36,792
Apartment Investment & Management Co. (REIT), Class A	3,295	122,409
Apollo Commercial Real Estate Finance, Inc. (REIT)	2,745	44,908
Apollo Residential Mortgage, Inc. (REIT)	1,771	27,929
Ares Commercial Real Estate Corp. (REIT)	1,745	20,033
Armada Hoffler Properties, Inc. (REIT)	1,477	14,017
ARMOUR Residential REIT, Inc. (REIT)	19,298	71,017
Ashford Hospitality Prime, Inc. (REIT)	1,306	22,411
Ashford Hospitality Trust, Inc. (REIT)	3,631	38,053
Associated Estates Realty Corp. (REIT)	2,982	69,212
Aviv REIT, Inc. (REIT)	980	33,790
BioMed Realty Trust, Inc. (REIT)	25,813	556,012
Brandywine Realty Trust (REIT)	9,219	147,320
Brixmor Property Group, Inc. (REIT)	2,958	73,477
Camden Property Trust (REIT)	9,093	671,427
Campus Crest Communities, Inc. (REIT)	3,422	25,015
Capstead Mortgage Corp. (REIT)	5,529	67,896
CareTrust REIT, Inc. (REIT)	164	2,022
CatchMark Timber Trust, Inc. (REIT), Class A	1,026	11,614
CBL & Associates Properties, Inc. (REIT)	8,710	169,148
Cedar Realty Trust, Inc. (REIT)	3,996	29,331
Chambers Street Properties (REIT)	12,386	99,831
Chatham Lodging Trust (REIT)	1,767	51,190
Chesapeake Lodging Trust (REIT)	2,897	107,797
Chimera Investment Corp. (REIT)	55,149	175,374
Colony Financial, Inc. (REIT)	5,668	135,012

See Notes to Financial Statements.

1270

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Columbia Property Trust, Inc. (REIT)	5,621	$142,492
CorEnergy Infrastructure Trust, Inc. (REIT)	2,386	15,461
Corporate Office Properties Trust (REIT)	4,779	135,580
Corrections Corp. of America (REIT)	22,540	819,104
Cousins Properties, Inc. (REIT)	11,225	128,189
CubeSmart (REIT)	8,308	183,358
CyrusOne, Inc. (REIT)	1,678	46,229
CYS Investments, Inc. (REIT)	8,793	76,675
DCT Industrial Trust, Inc. (REIT)	4,232	150,913
DDR Corp. (REIT)	15,541	285,333
DiamondRock Hospitality Co. (REIT)	10,030	149,146
Douglas Emmett, Inc. (REIT)	7,419	210,700
Duke Realty Corp. (REIT)	17,003	343,461
DuPont Fabros Technology, Inc. (REIT)	2,285	75,953
Dynex Capital, Inc. (REIT)	3,643	30,055
EastGroup Properties, Inc. (REIT)	160	10,131
Education Realty Trust, Inc. (REIT)	2,116	77,424
EPR Properties (REIT)	3,047	175,599
Equity Commonwealth (REIT)	6,595	169,294
Equity LifeStyle Properties, Inc. (REIT)	1,243	64,077
Equity One, Inc. (REIT)	3,182	80,695
Excel Trust, Inc. (REIT)	3,307	44,281
Federal Realty Investment Trust (REIT)	5,084	678,511
FelCor Lodging Trust, Inc. (REIT)	6,381	69,042
First Industrial Realty Trust, Inc. (REIT)	5,639	115,938
First Potomac Realty Trust (REIT)	3,132	38,711
Franklin Street Properties Corp. (REIT)	4,936	60,565
Gaming and Leisure Properties, Inc. (REIT)	3,781	110,935
Geo Group, Inc. (REIT)	3,748	151,269
Getty Realty Corp. (REIT)	1,441	26,241
Gladstone Commercial Corp. (REIT)	1,198	20,570
Glimcher Realty Trust (REIT)	1,129	15,512
Government Properties Income Trust (REIT)	3,605	82,951
Gramercy Property Trust, Inc. (REIT)	9,482	65,426
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	1,395	19,851
Hatteras Financial Corp. (REIT)	5,370	98,969
Healthcare Realty Trust, Inc. (REIT)	4,974	135,890
Healthcare Trust of America, Inc. (REIT), Class A	5,293	142,580
Hersha Hospitality Trust (REIT)	10,387	73,021
Highwoods Properties, Inc. (REIT)	13,155	582,503
Home Properties, Inc. (REIT)	2,989	196,078

Hospitality Properties Trust (REIT)	7,867	$243,877
Hudson Pacific Properties, Inc. (REIT)	2,878	86,513
Inland Real Estate Corp. (REIT)	4,749	52,002
Invesco Mortgage Capital, Inc. (REIT)	6,902	106,705
Investors Real Estate Trust (REIT)	5,881	48,048
Iron Mountain, Inc. (REIT)	1,048	40,516
iStar Financial, Inc. (REIT)*	57,433	783,960
Kilroy Realty Corp. (REIT)	4,242	292,995
Kite Realty Group Trust (REIT)	1,702	48,915
LaSalle Hotel Properties (REIT)	5,760	233,107
Lexington Realty Trust (REIT)	10,674	117,200
Liberty Property Trust (REIT)	7,697	289,638
LTC Properties, Inc. (REIT)	1,871	80,771
Mack-Cali Realty Corp. (REIT)	4,624	88,133
Medical Properties Trust, Inc. (REIT)	9,075	125,053
MFA Financial, Inc. (REIT)	19,720	157,563
Mid-America Apartment Communities, Inc. (REIT)	10,189	760,914
Monmouth Real Estate Investment Corp. (REIT)	3,038	33,631
National Retail Properties, Inc. (REIT)	6,891	271,299
New Residential Investment Corp. (REIT)	7,665	97,882
New York Mortgage Trust, Inc. (REIT)	5,973	46,052
New York REIT, Inc. (REIT)	8,666	91,773
NorthStar Realty Finance Corp. (REIT)	8,814	154,950
Omega Healthcare Investors, Inc. (REIT)	4,450	173,861
One Liberty Properties, Inc. (REIT)	751	17,776
Outfront Media, Inc. (REIT)	5,739	154,035
Owens Realty Mortgage, Inc. (REIT)	601	8,805
Paramount Group, Inc. (REIT)*	7,524	139,871
Parkway Properties, Inc./Maryland (REIT)	4,088	75,178
Pebblebrook Hotel Trust (REIT)	3,691	168,420
Pennsylvania Real Estate Investment Trust (REIT)	3,546	83,189
PennyMac Mortgage Investment Trust (REIT)	2,677	56,458
Physicians Realty Trust (REIT)	2,543	42,214
Piedmont Office Realty Trust, Inc. (REIT), Class A	8,038	151,436
Post Properties, Inc. (REIT)	2,785	163,674
PS Business Parks, Inc. (REIT)	504	40,088
RAIT Financial Trust (REIT)	4,347	33,341
Ramco-Gershenson Properties Trust (REIT)	4,053	75,953
Rayonier, Inc. (REIT)	5,872	164,064
Redwood Trust, Inc. (REIT)	4,331	85,321
Regency Centers Corp. (REIT)	4,781	304,932
Resource Capital Corp. (REIT)	7,273	36,656

See Notes to Financial Statements.

1271

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Retail Opportunity Investments Corp. (REIT)	4,654	$78,141
Retail Properties of America, Inc. (REIT), Class A	12,189	203,434
Rexford Industrial Realty, Inc. (REIT)	2,496	39,212
RLJ Lodging Trust (REIT)	6,753	226,428
Rouse Properties, Inc. (REIT)	1,915	35,466
Ryman Hospitality Properties, Inc. (REIT)	1,086	57,276
Sabra Health Care REIT, Inc. (REIT)	230	6,985
Saul Centers, Inc. (REIT)	70	4,003
Select Income REIT (REIT)	2,041	49,821
Senior Housing Properties Trust (REIT)	10,730	237,240
Silver Bay Realty Trust Corp. (REIT)	59,608	987,108
Sovran Self Storage, Inc. (REIT)	235	20,497
Spirit Realty Capital, Inc. (REIT)	20,827	247,633
STAG Industrial, Inc. (REIT)	2,986	73,157
STORE Capital Corp. (REIT)	1,668	36,045
Strategic Hotels & Resorts, Inc. (REIT)*	3,200	42,336
Summit Hotel Properties, Inc. (REIT)	4,443	55,271
Sunstone Hotel Investors, Inc. (REIT)	10,489	173,173
Tanger Factory Outlet Centers, Inc. (REIT)	1,846	68,228
Taubman Centers, Inc. (REIT)	237	18,112
Terreno Realty Corp. (REIT)	2,206	45,510
Trade Street Residential, Inc. (REIT)	1,108	8,521
Two Harbors Investment Corp. (REIT)	19,722	197,614
UMH Properties, Inc. (REIT)	1,284	12,262
Urstadt Biddle Properties, Inc. (REIT), Class A	222	4,857
Washington Prime Group, Inc. (REIT)	8,121	139,844
Washington Real Estate Investment Trust (REIT)	3,424	94,708
Weingarten Realty Investors (REIT)	6,317	220,590
Western Asset Mortgage Capital Corp. (REIT)	2,303	33,854
Whitestone REIT (REIT)	1,388	20,973
WP Carey, Inc. (REIT)	5,195	364,169

		20,669,238

Real Estate Management & Development (1.6%)
Alexander & Baldwin, Inc.	2,517	98,817
Altisource Asset Management Corp.*	14	4,342
AV Homes, Inc.*	542	7,897
Consolidated-Tomoka Land Co.	142	7,924
Forest City Enterprises, Inc., Class A*	8,454	180,070
Forestar Group, Inc.*	1,638	25,225
Howard Hughes Corp.*	17,978	2,344,691
Jones Lang LaSalle, Inc.	1,700	254,881
	Number of Shares	Value (Note 1)

Kennedy-Wilson Holdings, Inc.	3,407	$86,197
RE/MAX Holdings, Inc., Class A	540	18,495
Realogy Holdings Corp.*	11,942	531,299
St. Joe Co.*	219	4,027
Tejon Ranch Co.*	645	19,002

		3,582,867

Thrifts & Mortgage Finance (1.9%)
Anchor BanCorp Wisconsin, Inc.*	335	11,537
Astoria Financial Corp.	4,323	57,755
Bank Mutual Corp.	2,274	15,600
BankFinancial Corp.	909	10,781
BBX Capital Corp., Class A*	408	6,712
Beneficial Mutual Bancorp, Inc.*	1,500	18,405
Berkshire Hills Bancorp, Inc.	1,308	34,871
Brookline Bancorp, Inc.	3,758	37,693
Capitol Federal Financial, Inc.	7,357	94,022
Charter Financial Corp./Maryland	937	10,729
Clifton Bancorp, Inc.	1,297	17,626
Dime Community Bancshares, Inc.	1,698	27,643
ESB Financial Corp.	634	12,008
Essent Group Ltd.*	13,200	339,372
EverBank Financial Corp.	4,635	88,343
Federal Agricultural Mortgage Corp., Class C	502	15,231
First Defiance Financial Corp.	478	16,281
First Financial Northwest, Inc.	610	7,344
Flagstar Bancorp, Inc.*	1,026	16,139
Fox Chase Bancorp, Inc.	612	10,202
Franklin Financial Corp./Virginia*	429	9,086
Home Loan Servicing Solutions Ltd.	3,774	73,668
HomeStreet, Inc.	683	11,891
Hudson City Bancorp, Inc.	27,066	273,908
Kearny Financial Corp.*	658	9,047
Ladder Capital Corp. (REIT), Class A*	796	15,610
Meta Financial Group, Inc.	305	10,687
MGIC Investment Corp.*	180,688	1,684,012
Nationstar Mortgage Holdings, Inc.*	12,064	340,084
NMI Holdings, Inc., Class A*	2,590	23,647
Northfield Bancorp, Inc.	2,662	39,398
Northwest Bancshares, Inc.	4,955	62,086
OceanFirst Financial Corp.	652	11,175
Oritani Financial Corp.	2,496	38,438
PennyMac Financial Services, Inc., Class A*	302	5,225
People’s United Financial, Inc.	16,088	244,216
Provident Financial Services, Inc.	3,121	56,365
Radian Group, Inc.	7,787	130,199
Stonegate Mortgage Corp.*	583	6,973
Territorial Bancorp, Inc.	475	10,236
TFS Financial Corp.	3,969	59,079
Tree.com, Inc.*	164	7,928
TrustCo Bank Corp.	4,936	35,835
United Community Financial Corp./Ohio	2,560	13,747
United Financial Bancorp, Inc.	2,256	32,396
Walker & Dunlop, Inc.*	967	16,961
Washington Federal, Inc.	5,205	115,291

See Notes to Financial Statements.

1272

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Waterstone Financial, Inc.	1,777	$23,368
WSFS Financial Corp.	449	34,524

		4,243,374

Total Financials		73,832,610

Health Care (7.1%)
Biotechnology (0.3%)
ACADIA Pharmaceuticals, Inc.*	311	9,874
Achillion Pharmaceuticals, Inc.*	3,951	48,400
Agenus, Inc.*	603	2,394
Alkermes plc*	1,073	62,835
Alnylam Pharmaceuticals, Inc.*	520	50,440
AMAG Pharmaceuticals, Inc.*	356	15,173
Anacor Pharmaceuticals, Inc.*	1,084	34,959
Ardelyx, Inc.*	43	812
Array BioPharma, Inc.*	1,286	6,083
Atara Biotherapeutics, Inc.*	42	1,124
Avalanche Biotechnologies, Inc.*	38	2,052
BioCryst Pharmaceuticals, Inc.*	675	8,208
Calithera Biosciences, Inc.*	39	788
Celldex Therapeutics, Inc.*	408	7,446
ChemoCentryx, Inc.*	1,451	9,910
Cubist Pharmaceuticals, Inc.*	208	20,935
Cytokinetics, Inc.*	1,650	13,217
Cytori Therapeutics, Inc.*	1,022	499
CytRx Corp.*	1,862	5,102
Dynavax Technologies Corp.*	1,373	23,149
Emergent Biosolutions, Inc.*	1,306	35,562
FibroGen, Inc.*	48	1,312
Geron Corp.*	7,988	25,961
Hyperion Therapeutics, Inc.*	150	3,600
Idera Pharmaceuticals, Inc.*	332	1,464
Immune Design Corp.*	46	1,416
Immunomedics, Inc.*	383	1,838
Inovio Pharmaceuticals, Inc.*	382	3,507
Kite Pharma, Inc.*	50	2,884
Lexicon Pharmaceuticals, Inc.*	1,460	1,328
Merrimack Pharmaceuticals, Inc.*	295	3,334
Myriad Genetics, Inc.*	474	16,144
Navidea Biopharmaceuticals, Inc.*	1,368	2,586
NeoStem, Inc.*	569	2,145
NPS Pharmaceuticals, Inc.*	370	13,235
Osiris Therapeutics, Inc.*	65	1,039
Otonomy, Inc.*	41	1,367
OvaScience, Inc.*	811	35,862
Peregrine Pharmaceuticals, Inc.*	584	812
Progenics Pharmaceuticals, Inc.*	2,686	20,306
Prothena Corp. plc*	1,021	21,196
PTC Therapeutics, Inc.*	158	8,180
Radius Health, Inc.*	39	1,517
Rigel Pharmaceuticals, Inc.*	4,689	10,644
Sage Therapeutics, Inc.*	35	1,281
Spectrum Pharmaceuticals, Inc.*	2,631	18,233
T2 Biosystems, Inc.*	56	1,077
Threshold Pharmaceuticals, Inc.*	247	785
Verastem, Inc.*	920	8,409
Vitae Pharmaceuticals, Inc.*	51	849
XOMA Corp.*	813	2,919
Zafgen, Inc.*	51	1,573

		575,765

Health Care Equipment & Supplies (1.8%)
Alere, Inc.*	4,220	$160,360
Analogic Corp.	628	53,135
AngioDynamics, Inc.*	1,279	24,314
AtriCure, Inc.*	391	7,804
Boston Scientific Corp.*	93,302	1,236,251
CareFusion Corp.*	8,547	507,179
CONMED Corp.	1,410	63,394
Cooper Cos., Inc.	643	104,224
CryoLife, Inc.	1,355	15,352
Cynosure, Inc., Class A*	757	20,757
Derma Sciences, Inc.*	1,141	10,623
Exactech, Inc.*	516	12,162
Greatbatch, Inc.*	1,279	63,055
Haemonetics Corp.*	2,455	91,866
Hill-Rom Holdings, Inc.	2,726	124,360
Hologic, Inc.*	8,337	222,931
ICU Medical, Inc.*	690	56,511
Integra LifeSciences Holdings Corp.*	756	40,998
Invacare Corp.	1,625	27,235
Merit Medical Systems, Inc.*	2,220	38,473
Nevro Corp.*	59	2,282
NuVasive, Inc.*	397	18,722
OraSure Technologies, Inc.*	2,721	27,591
Orthofix International N.V.*	19,429	584,036
PhotoMedex, Inc.*	758	1,160
Rockwell Medical, Inc.*	2,028	20,848
RTI Surgical, Inc.*	2,790	14,508
Second Sight Medical Products, Inc.*	73	749
Sientra, Inc.*	66	1,108
Sirona Dental Systems, Inc.*	1,145	100,039
SurModics, Inc.*	512	11,315
Symmetry Surgical, Inc.*	480	3,737
Teleflex, Inc.	2,117	243,074
Tornier N.V.*	1,825	46,537
TransEnterix, Inc.*	1,453	4,228
Unilife Corp.*	955	3,199
Wright Medical Group, Inc.*	1,355	36,409

		4,000,526

Health Care Providers & Services (3.0%)
AAC Holdings, Inc.*	121	3,741
Addus HomeCare Corp.*	274	6,650
Adeptus Health, Inc., Class A*	120	4,488
Alliance HealthCare Services, Inc.*	161	3,379
Almost Family, Inc.*	436	12,622
Amedisys, Inc.*	1,396	40,973
AMN Healthcare Services, Inc.*	2,391	46,864
Amsurg Corp.*	1,719	94,081
Bio-Reference Laboratories, Inc.*	92	2,956
BioScrip, Inc.*	3,474	24,283
BioTelemetry, Inc.*	561	5,627
Catamaran Corp.*	14,805	766,159
Civitas Solutions, Inc.*	161	2,742
Community Health Systems, Inc.*	11,317	610,213
Cross Country Healthcare, Inc.*	1,583	19,756
Ensign Group, Inc.	51	2,264
ExamWorks Group, Inc.*	11,100	461,649
Five Star Quality Care, Inc.*	2,191	9,093

See Notes to Financial Statements.

1273

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Hanger, Inc.*	1,814	$39,727
Health Net, Inc.*	4,109	219,955
HealthEquity, Inc.*	330	8,398
HealthSouth Corp.	1,091	41,960
Healthways, Inc.*	748	14,870
IPC The Hospitalist Co., Inc.*	373	17,117
Kindred Healthcare, Inc.	3,566	64,830
LHC Group, Inc.*	636	19,830
LifePoint Hospitals, Inc.*	13,426	965,464
Magellan Health, Inc.*	1,417	85,062
MEDNAX, Inc.*	7,186	475,066
National Healthcare Corp.	518	32,551
National Research Corp., Class A	82	1,147
Omnicare, Inc.	5,081	370,557
Owens & Minor, Inc.	3,243	113,862
Patterson Cos., Inc.	4,005	192,640
PharMerica Corp.*	1,553	32,163
RadNet, Inc.*	30	256
Select Medical Holdings Corp.	251	3,614
Skilled Healthcare Group, Inc., Class A*	659	5,648
Surgical Care Affiliates, Inc.*	36	1,211
Team Health Holdings, Inc.*	7,281	418,876
Triple-S Management Corp., Class B*	1,280	30,605
Trupanion, Inc.*	408	2,827
Universal American Corp.*	54,158	502,586
Universal Health Services, Inc., Class B	3,561	396,197
VCA, Inc.*	4,523	220,587
WellCare Health Plans, Inc.*	2,076	170,357

		6,565,503

Health Care Technology (0.0%)
Allscripts Healthcare Solutions, Inc.*	5,814	74,245
Castlight Health, Inc., Class B*	122	1,427
Imprivata, Inc.*	80	1,040
MedAssets, Inc.*	204	4,031

		80,743

Life Sciences Tools & Services (1.7%)
Affymetrix, Inc.*	2,754	27,182
Albany Molecular Research, Inc.*	1,233	20,073
Bio-Rad Laboratories, Inc., Class A*	1,073	129,361
Bio-Techne Corp.	976	90,182
Charles River Laboratories International, Inc.*	1,308	83,241
Covance, Inc.*	286	29,698
Harvard Bioscience, Inc.*	329,000	1,865,430
INC Research Holdings, Inc., Class A*	46	1,182
PerkinElmer, Inc.	15,357	671,562
PRA Health Sciences, Inc.*	113	2,737
QIAGEN N.V.*	11,957	280,511
Quintiles Transnational Holdings, Inc.*	7,890	464,484
VWR Corp.*	679	17,566

		3,683,209

Pharmaceuticals (0.3%)
Actavis plc*	781	$201,037
Amphastar Pharmaceuticals, Inc.*	84	975
Catalent, Inc.*	252	7,026
Dermira, Inc.*	48	869
Impax Laboratories, Inc.*	2,907	92,094
Intersect ENT, Inc.*	121	2,245
Mallinckrodt plc*	1,613	159,735
Medicines Co.*	317	8,771
Nektar Therapeutics*	2,828	43,834
Omeros Corp.*	98	2,429
Revance Therapeutics, Inc.*	178	3,015
Sagent Pharmaceuticals, Inc.*	237	5,951
SciClone Pharmaceuticals, Inc.*	1,071	9,382
Theravance Biopharma, Inc.*	68	1,015
Theravance, Inc.	240	3,396
XenoPort, Inc.*	2,599	22,793
ZS Pharma, Inc.*	43	1,788

		566,355

Total Health Care		15,472,101

Industrials (11.6%)
Aerospace & Defense (1.7%)
AAR Corp.	2,026	56,282
Aerovironment, Inc.*	443	12,072
Alliant Techsystems, Inc.	1,632	189,720
American Science & Engineering, Inc.	353	18,321
Cubic Corp.	994	52,324
Curtiss-Wright Corp.	1,812	127,909
DigitalGlobe, Inc.*	3,896	120,659
Ducommun, Inc.*	327	8,267
Engility Holdings, Inc.*	900	38,520
Esterline Technologies Corp.*	1,631	178,888
Exelis, Inc.	114,295	2,003,591
Huntington Ingalls Industries, Inc.	402	45,209
KEYW Holding Corp.*	1,699	17,636
Kratos Defense & Security Solutions, Inc.*	2,385	11,973
LMI Aerospace, Inc.*	534	7,529
Moog, Inc., Class A*	1,957	144,877
National Presto Industries, Inc.	284	16,483
Orbital Sciences Corp.*	3,122	83,951
SIFCO Industries, Inc.	75	2,186
Spirit AeroSystems Holdings, Inc., Class A*	433	18,636
Teledyne Technologies, Inc.*	1,498	153,905
Triumph Group, Inc.	2,070	139,145
Vectrus, Inc.*	6,340	173,716

		3,621,799

Air Freight & Logistics (0.7%)
Air Transport Services Group, Inc.*	2,660	22,770
Atlas Air Worldwide Holdings, Inc.*	1,305	64,336
Hub Group, Inc., Class A*	33,662	1,281,849
UTi Worldwide, Inc.*	4,632	55,908
XPO Logistics, Inc.*	2,178	89,037

		1,513,900

See Notes to Financial Statements.

1274

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Airlines (0.2%)
Alaska Air Group, Inc.	625	$37,350
Copa Holdings S.A., Class A	368	38,140
JetBlue Airways Corp.*	10,937	173,461
Republic Airways Holdings, Inc.*	2,555	37,277
SkyWest, Inc.	2,603	34,568
Virgin America, Inc.*	602	26,036

		346,832

Building Products (0.4%)
A.O. Smith Corp.	2,132	120,266
Advanced Drainage Systems, Inc.	301	6,917
Apogee Enterprises, Inc.	597	25,295
Fortune Brands Home & Security, Inc.	4,950	224,086
Gibraltar Industries, Inc.*	1,579	25,675
Griffon Corp.	1,554	20,668
Insteel Industries, Inc.	72	1,698
Masonite International Corp.*	1,308	80,390
Owens Corning, Inc.	6,052	216,722
Ply Gem Holdings, Inc.*	158	2,209
Quanex Building Products Corp.	1,745	32,771
Simpson Manufacturing Co., Inc.	1,963	67,920
Universal Forest Products, Inc.	1,021	54,317

		878,934

Commercial Services & Supplies (1.2%)
ABM Industries, Inc.	2,856	81,824
ACCO Brands Corp.*	5,889	53,060
ADT Corp.	8,932	323,606
Brady Corp., Class A	2,452	67,038
Brink’s Co.	14,553	355,239
Casella Waste Systems, Inc., Class A*	166	671
CECO Environmental Corp.	1,023	15,897
Cenveo, Inc.*	1,897	3,984
Cintas Corp.	1,027	80,558
Civeo Corp.	4,843	19,905
Clean Harbors, Inc.*	833	40,026
Covanta Holding Corp.	3,234	71,180
Deluxe Corp.	1,242	77,314
Ennis, Inc.	1,370	18,454
G&K Services, Inc., Class A	1,039	73,613
Heritage-Crystal Clean, Inc.*	49	604
HNI Corp.	159	8,119
InnerWorkings, Inc.*	1,698	13,227
KAR Auction Services, Inc.	9,609	332,952
Kimball International, Inc., Class B	1,734	15,814
Matthews International Corp., Class A	1,517	73,832
McGrath RentCorp	1,319	47,299
Mobile Mini, Inc.	2,213	89,649
Multi-Color Corp.	345	19,120
NL Industries, Inc.*	371	3,191
Pitney Bowes, Inc.	5,629	137,179
Quad/Graphics, Inc.	1,437	32,993
R.R. Donnelley & Sons Co.	9,157	153,883
SP Plus Corp.*	71	1,791
Tetra Tech, Inc.	3,068	81,916
UniFirst Corp.	758	92,059
United Stationers, Inc.	2,012	84,826

Viad Corp.	1,083	$28,873
Waste Connections, Inc.	2,511	110,459
West Corp.	933	30,789

		2,640,944

Construction & Engineering (0.9%)
AECOM Technology Corp.*	7,696	233,727
Aegion Corp.*	1,777	33,070
Ameresco, Inc., Class A*	991	6,937
Argan, Inc.	367	12,346
Comfort Systems USA, Inc.	1,510	25,851
Dycom Industries, Inc.*	178	6,246
EMCOR Group, Inc.	3,467	154,247
Granite Construction, Inc.	1,985	75,470
Great Lakes Dredge & Dock Corp.*	2,767	23,686
Jacobs Engineering Group, Inc.*	9,374	418,924
KBR, Inc.	7,559	128,125
Layne Christensen Co.*	49,966	476,676
MYR Group, Inc.*	1,097	30,058
Northwest Pipe Co.*	495	14,909
Orion Marine Group, Inc.*	1,403	15,503
Quanta Services, Inc.*	8,348	237,000
Sterling Construction Co., Inc.*	847	5,412
Tutor Perini Corp.*	1,919	46,190

		1,944,377

Electrical Equipment (0.8%)
Babcock & Wilcox Co.	29,648	898,334
Encore Wire Corp.	244	9,109
EnerSys, Inc.	1,828	112,824
Franklin Electric Co., Inc.	154	5,780
General Cable Corp.	2,511	37,414
Global Power Equipment Group, Inc.	879	12,139
GrafTech International Ltd.*	6,066	30,694
Hubbell, Inc., Class B	2,548	272,203
LSI Industries, Inc.	1,069	7,258
Plug Power, Inc.*	8,570	25,710
Powell Industries, Inc.	475	23,308
PowerSecure International, Inc.*	1,148	13,374
Preformed Line Products Co.	127	6,938
Regal-Beloit Corp.	2,311	173,787
TCP International Holdings Ltd.*	137	843
Vicor Corp.*	688	8,325

		1,638,040

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	3,285	296,438

Machinery (3.1%)
Accuride Corp.*	130	564
Actuant Corp., Class A	3,349	91,227
AGCO Corp.	4,810	217,412
Alamo Group, Inc.	317	15,355
Albany International Corp., Class A	1,251	47,525
American Railcar Industries, Inc.	32	1,648
Astec Industries, Inc.	953	37,462
Barnes Group, Inc.	2,776	102,740
Briggs & Stratton Corp.	2,394	48,885
CIRCOR International, Inc.	88	5,305

See Notes to Financial Statements.

1275

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

CLARCOR, Inc.	130	$8,663
Columbus McKinnon Corp.	909	25,488
Crane Co.	1,597	93,744
Donaldson Co., Inc.	643	24,839
Douglas Dynamics, Inc.	114	2,443
Dover Corp.	12,224	876,705
Dynamic Materials Corp.	619	9,916
Energy Recovery, Inc.*	1,221	6,435
ESCO Technologies, Inc.	1,347	49,704
Federal Signal Corp.	3,214	49,624
FreightCar America, Inc.	605	15,918
Global Brass & Copper Holdings, Inc.	112	1,474
Hurco Cos., Inc.	337	11,488
IDEX Corp.	321	24,987
ITT Corp.	3,605	145,858
Joy Global, Inc.	10,632	494,601
Kadant, Inc.	488	20,833
Kennametal, Inc.	16,924	605,710
L.B. Foster Co., Class A	533	25,888
Lincoln Electric Holdings, Inc.	2,728	188,478
Lindsay Corp.	94	8,060
Lydall, Inc.*	131	4,299
Meritor, Inc.*	2,375	35,981
Miller Industries, Inc.	573	11,913
Mueller Industries, Inc.	996	34,003
Navistar International Corp.*	2,358	78,946
NN, Inc.	49	1,007
Oshkosh Corp.	3,995	194,357
Parker-Hannifin Corp.	2,031	261,897
Rexnord Corp.*	9,900	279,279
Snap-on, Inc.	5,769	788,853
SPX Corp.	2,103	180,690
Standex International Corp.	172	13,289
Terex Corp.	5,651	157,550
Timken Co.	3,934	167,903
Titan International, Inc.	2,287	24,311
TriMas Corp.*	287	8,980
Trinity Industries, Inc.	1,874	52,491
Twin Disc, Inc.	109	2,165
Valmont Industries, Inc.	1,180	149,860
WABCO Holdings, Inc.*	4,200	440,076
Watts Water Technologies, Inc., Class A	1,363	86,469
Woodward, Inc.	1,114	54,842
Xylem, Inc.	13,009	495,253

		6,783,393

Marine (0.1%)
Baltic Trading Ltd.	2,376	5,964
International Shipholding Corp.	309	4,604
Knightsbridge Shipping Ltd.	1,736	7,864
Matson, Inc.	1,420	49,019
Navios Maritime Holdings, Inc.	4,057	16,674
Safe Bulkers, Inc.	2,167	8,473
Scorpio Bulkers, Inc.*	6,934	13,660
Ultrapetrol Bahamas Ltd.*	1,192	2,551

		108,809

Professional Services (0.9%)
Acacia Research Corp.	2,617	44,332
CBIZ, Inc.*	2,171	18,584

CDI Corp.	680	$12,043
CRA International, Inc.*	463	14,038
Dun & Bradstreet Corp.	1,215	146,966
Equifax, Inc.	2,909	235,251
Franklin Covey Co.*	244	4,724
FTI Consulting, Inc.*	2,103	81,239
GP Strategies Corp.*	217	7,363
Heidrick & Struggles International, Inc.	914	21,068
Hill International, Inc.*	296	1,137
Huron Consulting Group, Inc.*	1,089	74,477
ICF International, Inc.*	1,029	42,168
Kelly Services, Inc., Class A	1,416	24,100
Korn/Ferry International*	1,245	35,806
ManpowerGroup, Inc.	4,079	278,065
Navigant Consulting, Inc.*	2,533	38,932
Paylocity Holding Corp.*	282	7,363
Pendrell Corp.*	8,873	12,245
Resources Connection, Inc.	1,975	32,489
Robert Half International, Inc.	8,049	469,901
RPX Corp.*	2,458	33,871
Towers Watson & Co., Class A	3,336	377,535
TriNet Group, Inc.*	563	17,611
VSE Corp.	207	13,641

		2,044,949

Road & Rail (0.8%)
AMERCO	166	47,187
ArcBest Corp.	94	4,359
Celadon Group, Inc.	1,007	22,849
Con-way, Inc.	2,906	142,917
FRP Holdings, Inc.*	330	12,939
Genesee & Wyoming, Inc., Class A*	5,387	484,399
Marten Transport Ltd.	725	15,848
P.A.M. Transportation Services, Inc.*	123	6,376
Quality Distribution, Inc.*	1,031	10,970
Roadrunner Transportation Systems, Inc.*	903	21,085
Ryder System, Inc.	9,828	912,530
Universal Truckload Services, Inc.	90	2,566
USA Truck, Inc.*	332	9,429
Werner Enterprises, Inc.	1,780	55,447
YRC Worldwide, Inc.*	1,328	29,867

		1,778,768

Trading Companies & Distributors (0.7%)
Aceto Corp.	1,233	26,756
Air Lease Corp.	4,896	167,982
Aircastle Ltd.	19,532	417,399
Applied Industrial Technologies, Inc.	1,360	62,002
Beacon Roofing Supply, Inc.*	1,982	55,100
CAI International, Inc.*	822	19,070
Erickson, Inc.*	311	2,594
GATX Corp.	2,348	135,104
Houston Wire & Cable Co.	926	11,066
Kaman Corp.	660	26,459
MRC Global, Inc.*	2,844	43,087
Neff Corp., Class A*	320	3,606
NOW, Inc.*	5,019	129,139

See Notes to Financial Statements.

1276

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Rush Enterprises, Inc., Class A*	294	$9,423
TAL International Group, Inc.*	1,137	49,539
Textainer Group Holdings Ltd.	857	29,412
Titan Machinery, Inc.*	775	10,803
United Rentals, Inc.*	2,430	247,884
WESCO International, Inc.*	2,285	174,140

		1,620,565

Transportation Infrastructure (0.0%)
Wesco Aircraft Holdings, Inc.*	2,269	31,721

Total Industrials		25,249,469

Information Technology (9.6%)
Communications Equipment (0.9%)
ADTRAN, Inc.	1,392	30,346
Arista Networks, Inc.*	81	4,922
Bel Fuse, Inc., Class B	527	14,408
Black Box Corp.	790	18,881
Brocade Communications Systems, Inc.	22,339	264,494
Calix, Inc.*	2,146	21,503
Comtech Telecommunications Corp.	783	24,680
Digi International, Inc.*	1,156	10,739
EchoStar Corp., Class A*	1,681	88,252
Emulex Corp.*	3,617	20,508
Extreme Networks, Inc.*	1,684	5,945
Finisar Corp.*	350	6,793
Harmonic, Inc.*	3,812	26,722
Infinera Corp.*	958	14,102
Ixia*	2,639	29,689
JDS Uniphase Corp.*	11,831	162,321
Juniper Networks, Inc.	47,757	1,065,936
KVH Industries, Inc.*	190	2,403
NETGEAR, Inc.*	1,753	62,372
Numerex Corp., Class A*	143	1,582
Oclaro, Inc.*	4,656	8,288
Plantronics, Inc.	243	12,884
Polycom, Inc.*	3,871	52,258
Procera Networks, Inc.*	985	7,082
Tessco Technologies, Inc.	286	8,294

		1,965,404

Electronic Equipment, Instruments & Components (1.5%)
Agilysys, Inc.*	711	8,951
Amphenol Corp., Class A	6,078	327,057
Anixter International, Inc.*	782	69,176
Arrow Electronics, Inc.*	5,118	296,281
Avnet, Inc.	5,655	243,278
AVX Corp.	2,387	33,418
Benchmark Electronics, Inc.*	2,782	70,774
Checkpoint Systems, Inc.*	2,105	28,902
Coherent, Inc.*	1,191	72,317
CTS Corp.	1,709	30,471
CUI Global, Inc.*	385	2,868
Daktronics, Inc.	531	6,643
Dolby Laboratories, Inc., Class A	2,467	106,377
DTS, Inc.*	632	19,434
Electro Rent Corp.	794	11,148
Electro Scientific Industries, Inc.	1,229	9,537
Fabrinet*	1,815	32,198

FARO Technologies, Inc.*	126	$7,898
FLIR Systems, Inc.	2,189	70,727
Gerber Scientific, Inc. (Escrow Shares) (b)*†	1,097	—
GSI Group, Inc.*	1,564	23,022
II-VI, Inc.*	2,718	37,101
Ingram Micro, Inc., Class A*	8,014	221,507
Insight Enterprises, Inc.*	2,108	54,576
Itron, Inc.*	2,016	85,257
Jabil Circuit, Inc.	10,407	227,185
Kemet Corp.*	2,349	9,866
Kimball Electronics, Inc.*	1,286	15,458
Knowles Corp.*	10,371	244,237
Littelfuse, Inc.	163	15,757
Mercury Systems, Inc.*	1,671	23,260
Multi-Fineline Electronix, Inc.*	499	5,604
Newport Corp.*	244	4,663
OSI Systems, Inc.*	796	56,333
Park Electrochemical Corp.	1,049	26,151
PC Connection, Inc.	467	11,465
Plexus Corp.*	1,143	47,103
Rofin-Sinar Technologies, Inc.*	1,445	41,573
Rogers Corp.*	671	54,646
Sanmina Corp.*	4,239	99,744
ScanSource, Inc.*	1,464	58,794
Speed Commerce, Inc.*	606	1,872
SYNNEX Corp.	1,310	102,390
Tech Data Corp.*	1,965	124,247
TTM Technologies, Inc.*	2,819	21,227
Viasystems Group, Inc.*	273	4,444
Vishay Intertechnology, Inc.	6,999	99,036
Vishay Precision Group, Inc.*	645	11,068

		3,175,041

Internet Software & Services (0.8%)
Aerohive Networks, Inc.*	325	1,560
Akamai Technologies, Inc.*	15,565	979,972
Amber Road, Inc.*	58	593
AOL, Inc.*	4,089	188,789
Bankrate, Inc.*	3,129	38,894
Bazaarvoice, Inc.*	1,528	12,285
Blucora, Inc.*	2,197	30,429
Dealertrack Technologies, Inc.*	443	19,629
Demand Media, Inc.*	481	2,944
Dice Holdings, Inc.*	1,396	13,974
Digital River, Inc.*	1,678	41,497
EarthLink Holdings Corp.	5,129	22,516
Everyday Health, Inc.*	54	797
Global Eagle Entertainment, Inc.*	525	7,145
IAC/InterActiveCorp	2,235	135,866
Internap Corp.*	2,796	22,256
Intralinks Holdings, Inc.*	1,969	23,431
Limelight Networks, Inc.*	3,001	8,313
Liquidity Services, Inc.*	1,320	10,784
Millennial Media, Inc.*	3,695	5,912
Monster Worldwide, Inc.*	4,675	21,599
OPOWER, Inc.*	59	840
Perficient, Inc.*	608	11,327
Q2 Holdings, Inc.*	66	1,244
QuinStreet, Inc.*	1,728	10,489
RealNetworks, Inc.*	1,075	7,568

See Notes to Financial Statements.

1277

EQ ADVISORS TRUST

MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Reis, Inc.	395	$10,337
Rightside Group Ltd.*	481	3,232
Stamps.com, Inc.*	63	3,023
TechTarget, Inc.*	871	9,903
Tremor Video, Inc.*	1,974	5,665
Trulia, Inc.*	137	6,306
YuMe, Inc.*	985	4,964

		1,664,083

IT Services (3.4%)
Acxiom Corp.*	18,212	369,157
Amdocs Ltd.	9,251	431,605
Booz Allen Hamilton Holding Corp.	222	5,890
Broadridge Financial Solutions, Inc.	6,096	281,513
CACI International, Inc., Class A*	1,213	104,536
Cardtronics, Inc.*	9,400	362,652
Ciber, Inc.*	3,974	14,108
Computer Task Group, Inc.	783	7,462
Convergys Corp.	5,193	105,781
CoreLogic, Inc.*	4,713	148,884
CSG Systems International, Inc.	1,018	25,521
Datalink Corp.*	1,021	13,171
DST Systems, Inc.	292	27,492
ExlService Holdings, Inc.*	969	27,820
Fidelity National Information Services, Inc.	7,768	483,170
Genpact Ltd.*	7,336	138,871
Global Cash Access Holdings, Inc.*	3,390	24,239
Hackett Group, Inc.	978	8,597
Higher One Holdings, Inc.*	1,148	4,833
iGATE Corp.*	12,900	509,292
Leidos Holdings, Inc.	30,190	1,313,869
ManTech International Corp., Class A	1,227	37,092
MAXIMUS, Inc.	8,300	455,172
ModusLink Global Solutions, Inc.*	1,780	6,675
MoneyGram International, Inc.*	1,467	13,335
PRGX Global, Inc.*	1,489	8,517
Sapient Corp.*	14,772	367,527
Science Applications International Corp.	15,365	761,029
ServiceSource International, Inc.*	3,528	16,511
Sykes Enterprises, Inc.*	1,852	43,466
TeleTech Holdings, Inc.*	430	10,182
Total System Services, Inc.	1,969	66,867
Unisys Corp.*	1,034	30,482
Vantiv, Inc., Class A*	34,230	1,161,082

		7,386,400

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Energy Industries, Inc.*	175	4,147
Alpha & Omega Semiconductor Ltd.*	1,062	9,399
Amkor Technology, Inc.*	2,113	15,002
Audience, Inc.*	800	3,520
Axcelis Technologies, Inc.*	5,658	14,484
Brooks Automation, Inc.	3,204	40,851
Cabot Microelectronics Corp.*	210	9,937
Cascade Microtech, Inc.*	639	9,336
CEVA, Inc.*	1,090	19,773

Cirrus Logic, Inc.*	2,258	$53,221
Cohu, Inc.	1,275	15,172
Cree, Inc.*	2,844	91,634
Diodes, Inc.*	593	16,349
DSP Group, Inc.*	1,130	12,283
Entegris, Inc.*	3,219	42,523
Entropic Communications, Inc.*	4,324	10,940
Exar Corp.*	1,736	17,707
Fairchild Semiconductor International, Inc.*	6,434	108,606
First Solar, Inc.*	3,757	167,543
FormFactor, Inc.*	2,842	24,441
Freescale Semiconductor Ltd.*	391	9,865
Integrated Device Technology, Inc.*	1,830	35,868
Integrated Silicon Solution, Inc.	1,539	25,501
International Rectifier Corp.*	3,670	146,433
Intersil Corp., Class A	6,610	95,647
IXYS Corp.	1,168	14,717
Kopin Corp.*	3,219	11,653
Lam Research Corp.	4,500	357,030
Linear Technology Corp.	9,143	416,921
Marvell Technology Group Ltd.	45,100	653,950
Microsemi Corp.*	1,584	44,954
MKS Instruments, Inc.	2,745	100,467
Nanometrics, Inc.*	527	8,864
NVE Corp.*	151	10,689
OmniVision Technologies, Inc.*	2,893	75,218
ON Semiconductor Corp.*	11,115	112,595
Pericom Semiconductor Corp.*	1,097	14,853
Photronics, Inc.*	3,180	26,426
PMC-Sierra, Inc.*	6,108	55,949
QuickLogic Corp.*	205	644
Rubicon Technology, Inc.*	1,107	5,059
Rudolph Technologies, Inc.*	1,561	15,969
Silicon Image, Inc.*	1,865	10,295
Silicon Laboratories, Inc.*	698	33,239
SunEdison, Inc.*	9,331	182,048
SunPower Corp.*	2,149	55,509
Synaptics, Inc.*	6,703	461,435
Teradyne, Inc.	9,362	185,274
Tessera Technologies, Inc.	1,116	39,908
Ultra Clean Holdings, Inc.*	985	9,141
Ultratech, Inc.*	1,181	21,919
Veeco Instruments, Inc.*	2,062	71,923
Xcerra Corp.*	1,672	15,315

		4,012,146

Software (0.9%)
A10 Networks, Inc.*	79	345
Actuate Corp.*(b)	2,402	15,853
ANSYS, Inc. *	3,659	300,038
Bottomline Technologies de, Inc.*	320	8,090
Covisint Corp.*	1,680	4,452
Ebix, Inc.	1,597	27,133
EnerNOC, Inc.*	1,044	16,130
Epiq Systems, Inc.	1,493	25,500
ePlus, Inc.*	245	18,544
FireEye, Inc.*	845	26,685
Globant S.A.*	92	1,437
Glu Mobile, Inc.*	507	1,977
HubSpot, Inc.*	67	2,252

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Infoblox, Inc.*	366	$7,397
Informatica Corp.*	567	21,623
Mentor Graphics Corp.	4,962	108,767
MobileIron, Inc.*	153	1,524
Model N, Inc.*	308	3,271
Nuance Communications, Inc.*	13,462	192,103
Paycom Software, Inc.*	316	8,320
Progress Software Corp.*	2,636	71,225
QAD, Inc., Class A	49	1,108
Rosetta Stone, Inc.*	1,075	10,492
Rovi Corp.*	21,708	490,384
Sapiens International Corp. N.V.*	1,021	7,525
SeaChange International, Inc.*	1,730	11,037
Silver Spring Networks, Inc.*	123	1,037
Synopsys, Inc.*	7,949	345,543
Take-Two Interactive Software, Inc.*	3,936	110,326
TeleCommunication Systems, Inc., Class A*	2,319	7,235
Telenav, Inc.*	1,366	9,111
TiVo, Inc.*	3,435	40,670
TubeMogul, Inc.*	99	2,233
Varonis Systems, Inc.*	26	854
Verint Systems, Inc.*	164	9,558
Vringo, Inc.*	677	372
Yodlee, Inc.*	82	1,000
Zendesk, Inc.*	57	1,389
Zynga, Inc., Class A*	37,230	99,032

		2,011,572

Technology Hardware, Storage & Peripherals (0.3%)
Eastman Kodak Co.*	907	19,691
Intevac, Inc.*	1,144	8,889
Lexmark International, Inc., Class A	3,183	131,363
NCR Corp.*	7,786	226,884
QLogic Corp.*	4,476	59,620
Quantum Corp.*	6,338	11,155
Stratasys Ltd.*	1,102	91,587

		549,189

Total Information Technology		20,763,835

Materials (5.5%)
Chemicals (1.2%)
A. Schulman, Inc.	1,145	46,407
Advanced Emissions Solutions, Inc.*	51	1,162
Albemarle Corp.	8,934	537,201
American Vanguard Corp.	1,474	17,128
Ashland, Inc.	3,549	425,028
Axalta Coating Systems Ltd.*	1,218	31,692
Axiall Corp.	3,602	152,977
Cabot Corp.	3,097	135,834
Chase Corp.	21	756
Cytec Industries, Inc.	3,220	148,667
FutureFuel Corp.	945	12,304
Hawkins, Inc.	464	20,105
Huntsman Corp.	3,104	70,709
Innophos Holdings, Inc.	464	27,121
Innospec, Inc.	983	41,974
Intrepid Potash, Inc.*	2,877	39,933
KMG Chemicals, Inc.	467	$9,340
Kraton Performance Polymers, Inc.*	1,691	35,156
Kronos Worldwide, Inc.	979	12,747
Landec Corp.*	1,373	18,961
LSB Industries, Inc.*	1,008	31,692
Minerals Technologies, Inc.	1,282	89,035
Olin Corp.	4,077	92,833
OM Group, Inc.	1,659	49,438
Quaker Chemical Corp.	202	18,592
Rayonier Advanced Materials, Inc.	1,921	42,838
Rockwood Holdings, Inc.	3,486	274,697
RPM International, Inc.	505	25,609
Sensient Technologies Corp.	2,390	144,213
Stepan Co.	539	21,603
Trecora Resources*	171	2,514
Tredegar Corp.	1,265	28,450
Trinseo S.A.*	473	8,254
Tronox Ltd., Class A	3,185	76,058
W.R. Grace & Co.*	550	52,464
Zep, Inc.	817	12,378

		2,755,870

Construction Materials (0.0%)
United States Lime & Minerals, Inc.	7	510

Containers & Packaging (2.5%)
AEP Industries, Inc.*	28	1,628
AptarGroup, Inc.	2,606	174,185
Avery Dennison Corp.	3,178	164,875
Bemis Co., Inc.	5,175	233,962
Berry Plastics Group, Inc.*	15,186	479,118
Greif, Inc., Class A	1,643	77,599
Owens-Illinois, Inc.*	3,410	92,036
Rock-Tenn Co., Class A	16,160	985,437
Sealed Air Corp.	68,938	2,925,039
Sonoco Products Co.	5,250	229,425
UFP Technologies, Inc.*	308	7,572

		5,370,876

Metals & Mining (1.6%)
A.M. Castle & Co.*	961	7,669
Acacia Mining plc	151,081	601,618
AK Steel Holding Corp.*	9,119	54,167
Allegheny Technologies, Inc.	18,049	627,564
Allied Nevada Gold Corp.*	6,841	5,952
Ampco-Pittsburgh Corp.	439	8,451
Carpenter Technology Corp.	2,562	126,178
Century Aluminum Co.*	2,650	64,660
Cliffs Natural Resources, Inc.	7,911	56,485
Coeur Mining, Inc.*	3,824	19,541
Commercial Metals Co.	6,059	98,701
Handy & Harman Ltd.*	180	8,285
Haynes International, Inc.	587	28,469
Hecla Mining Co.	18,613	51,930
Horsehead Holding Corp.*	2,266	35,871
Kaiser Aluminum Corp.	927	66,216
Materion Corp.	636	22,406
Molycorp, Inc.*	9,431	8,305
Noranda Aluminum Holding Corp.	2,145	7,550
Olympic Steel, Inc.	409	7,272
Reliance Steel & Aluminum Co.	10,824	663,186

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Royal Gold, Inc.	3,323	$208,352
RTI International Metals, Inc.*	1,487	37,562
Ryerson Holding Corp.*	465	4,617
Schnitzer Steel Industries, Inc., Class A	1,326	29,915
Steel Dynamics, Inc.	12,312	243,039
Stillwater Mining Co.*	385	5,675
SunCoke Energy, Inc.	1,011	19,553
Tahoe Resources, Inc.	3,636	50,431
TimkenSteel Corp.	1,966	72,801
United States Steel Corp.	7,412	198,197
Universal Stainless & Alloy Products, Inc.*	356	8,953
Walter Energy, Inc.	2,338	3,226

		3,452,797

Paper & Forest Products (0.2%)
Domtar Corp.	3,302	132,807
Louisiana-Pacific Corp.*	7,215	119,480
Neenah Paper, Inc.	405	24,409
P.H. Glatfelter Co.	1,364	34,878
Resolute Forest Products, Inc.*	3,355	59,082
Schweitzer-Mauduit International, Inc.	1,334	56,428
Wausau Paper Corp.	130	1,478

		428,562

Total Materials		12,008,615

Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.5%)
8x8, Inc.*	3,120	28,579
Atlantic Tele-Network, Inc.	474	32,038
Cincinnati Bell, Inc.*	8,092	25,813
Consolidated Communications Holdings, Inc.	762	21,206
FairPoint Communications, Inc.*	194	2,757
Frontier Communications Corp.	51,498	343,492
Globalstar, Inc.*	14,095	38,761
Hawaiian Telcom Holdco, Inc.*	523	14,419
IDT Corp., Class B	51	1,036
inContact, Inc.*	330	2,901
Intelsat S.A.*	1,046	18,159
Iridium Communications, Inc.*	4,219	41,135
Lumos Networks Corp.	136	2,287
magicJack VocalTec Ltd.*	74	601
ORBCOMM, Inc.*	2,727	17,835
Premiere Global Services, Inc.*	2,103	22,334
Vonage Holdings Corp.*	8,977	34,202
Windstream Holdings, Inc.	2,193	18,070
Zayo Group Holdings, Inc.*	11,330	346,358

		1,011,983

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	1,253	9,611
Leap Wireless International, Inc. (b)*	2,407	6,066
NTELOS Holdings Corp.	567	2,376
Shenandoah Telecommunications Co.	190	5,937
Spok Holdings, Inc.	1,126	19,547
Telephone & Data Systems, Inc.	4,429	111,832
U.S. Cellular Corp.*	661	$26,328

		181,697

Total Telecommunication Services		1,193,680

Utilities (5.9%)
Electric Utilities (2.1%)
ALLETE, Inc.	2,261	124,672
Cleco Corp.	5,921	322,931
El Paso Electric Co.	2,054	82,283
Empire District Electric Co.	2,210	65,725
Great Plains Energy, Inc.	7,943	225,661
Hawaiian Electric Industries, Inc.	5,207	174,330
IDACORP, Inc.	2,573	170,307
ITC Holdings Corp.	21,584	872,641
MGE Energy, Inc.	1,751	79,863
NRG Yield, Inc., Class A	1,229	57,935
OGE Energy Corp.	10,233	363,067
Otter Tail Corp.	1,862	57,648
Pepco Holdings, Inc.	12,939	348,447
Pinnacle West Capital Corp.	5,686	388,411
PNM Resources, Inc.	4,034	119,527
Portland General Electric Co.	19,079	721,759
Spark Energy, Inc., Class A	145	2,043
UIL Holdings Corp.	2,898	126,179
Unitil Corp.	700	25,669
Westar Energy, Inc.	6,652	274,328

		4,603,426

Gas Utilities (1.5%)
AGL Resources, Inc.	6,161	335,836
Atmos Energy Corp.	5,151	287,117
Chesapeake Utilities Corp.	734	36,450
Laclede Group, Inc.	2,198	116,934
National Fuel Gas Co.	4,310	299,674
New Jersey Resources Corp.	2,184	133,661
Northwest Natural Gas Co.	1,396	69,660
ONE Gas, Inc.	2,701	111,335
Piedmont Natural Gas Co., Inc.	3,976	156,694
Questar Corp.	8,971	226,787
South Jersey Industries, Inc.	1,690	99,592
Southwest Gas Corp.	2,355	145,563
UGI Corp.	27,659	1,050,489
WGL Holdings, Inc.	2,655	145,016

		3,214,808

Independent Power and Renewable Electricity Producers (0.1%)
Abengoa Yield plc	1,384	37,811
Atlantic Power Corp.	6,185	16,761
Dynegy, Inc.*	6,277	190,507
Ormat Technologies, Inc.	534	14,514
TerraForm Power, Inc., Class A	730	22,542
Vivint Solar, Inc.*	612	5,643

		287,778

Multi-Utilities (1.5%)
Alliant Energy Corp.	5,714	379,524
Avista Corp.	3,090	109,231
Black Hills Corp.	2,282	121,037
CMS Energy Corp.	29,325	1,019,044

See Notes to Financial Statements.

1280

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Integrys Energy Group, Inc.	4,116	$320,431
MDU Resources Group, Inc.	9,822	230,817
NorthWestern Corp.	2,383	134,830
SCANA Corp.	7,302	441,041
TECO Energy, Inc.	12,178	249,527
Vectren Corp.	4,239	195,969

		3,201,451

Water Utilities (0.7%)
American States Water Co.	1,827	68,805
American Water Works Co., Inc.	20,045	1,068,398
Aqua America, Inc.	9,086	242,596
Artesian Resources Corp., Class A	338	7,635
California Water Service Group	2,493	61,353
Connecticut Water Service, Inc.	533	19,343
Middlesex Water Co.	783	18,056
SJW Corp.	618	19,850
York Water Co.	193	4,480

		1,510,516

Total Utilities		12,817,979

Total Common Stocks (97.1%) (Cost $166,998,139)		210,918,318

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Consumer Discretionary (0.1%)
Multiline Retail (0.1%)
Sears Holdings Corp.
8.000%, 12/15/19	$218,000	198,108

Total Consumer Discretionary		198,108

Total Corporate Bonds		198,108

Total Long-Term Debt Securities (0.1%) (Cost $218,000)		198,108

	Number of Rights	Value (Note 1)
RIGHTS:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
Empire Resorts, Inc., expiring 2/2/15* (Cost $—)	143	$—

Total Consumer Discretionary		—

	Number of Warrants	Value (Note 1)

WARRANTS:
Consumer Discretionary (0.1%)
Multiline Retail (0.1%)
Sears Holdings Corp., expiring 12/15/19*	7,673	$158,447

Total Consumer Discretionary		158,447

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Magnum Hunter Resources Corp., expiring 4/15/16 (b)*†	458	—

Total Energy		—

Total Warrants (0.1%) (Cost $—)		158,447

Total Investments (97.3%) (Cost $167,216,139)		211,274,873
Other Assets Less Liabilities (2.7%)		5,950,068

Net Assets (100%)		$217,224,941

*	Non-income producing.
†	Securities (totaling $5,083 or 0.0% of net assets) held at fair value by management.
(b)	Illiquid security.

At December 31, 2014, the Portfolio had the following futures contracts open: (Note 1)

Purchases	Number of Contracts	Expiration Date	Original Value	Value at 12/31/2014	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index	1	March-15	$116,868	$120,070	$3,202
S&P MidCap 400 E-Mini Index	5	March-15	705,175	724,300	19,125

					$22,327

See Notes to Financial Statements.

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MULTIMANAGER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Consumer Discretionary	$29,611,313	$—	$—		$29,611,313
Consumer Staples	9,358,720	—	—		9,358,720
Energy	10,604,913	—	5,083		10,609,996
Financials	73,832,610	—	—		73,832,610
Health Care	15,472,101	—	—		15,472,101
Industrials	25,249,469	—	—		25,249,469
Information Technology	20,763,835	—	—	(b)	20,763,835
Materials	11,406,997	601,618	—		12,008,615
Telecommunication Services	1,187,614	6,066	—		1,193,680
Utilities	12,817,979	—	—		12,817,979
Corporate Bonds
Consumer Discretionary	—	198,108	—		198,108
Futures	22,327	—	—		22,327
Rights
Consumer Discretionary	—	—	—	(b)	—
Warrants
Consumer Discretionary	158,447	—	—		158,447
Energy	—	—	—	(b)	—

Total Assets	$210,486,325	$805,792	$5,083		$211,297,200

Total Liabilities	$—	$—	$—		$—

Total	$210,486,325	$805,792	$5,083		$211,297,200

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

There were no additional transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

Fair Values of Derivative Instruments as of December 31, 2014:

	Statement of Assets and Liabilities
Derivatives Not Accounted for as Hedging Instrument^	Asset Derivatives	Fair Value
Equity Contracts	Receivables, Net assets – Unrealized appreciation	$22,327	*

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1282

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$2,627,101	$2,627,101

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Futures	Total
Equity contracts	$(1,431,891)	$(1,431,891)

^ The Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $11,276,000 for eleven months during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$103,574,982
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$90,080,276

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$53,599,366
Aggregate gross unrealized depreciation	(9,926,335)

Net unrealized appreciation	$43,673,031

Federal income tax cost of investments	$167,601,842

For the year ended December 31, 2014, the Portfolio incurred approximately $2,104 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value (Cost $167,216,139)	$211,274,873
Cash	6,200,446
Cash held as collateral at broker	51,000
Dividends, interest and other receivables	309,205
Receivable for securities sold	103,280
Receivable from Separate Accounts for Trust shares sold	16,173
Deferred offering cost	10,509
Other assets	507

Total assets	217,965,993

LIABILITIES
Payable for securities purchased	297,153
Payable to Separate Accounts for Trust shares redeemed	160,238
Investment management fees payable	89,083
Distribution fees payable – Class IB	25,112
Administrative fees payable	22,710
Due to broker for futures variation margin	10,330
Trustees’ fees payable	6,587
Distribution fees payable – Class IA	2,842
Accrued expenses	126,997

Total liabilities	741,052

NET ASSETS	$217,224,941

Net assets were comprised of:
Paid in capital	$220,932,543
Accumulated undistributed net investment income (loss)	(77,437)
Accumulated undistributed net realized gain (loss) on investments, futures and foreign currency transactions	(47,711,226)
Net unrealized appreciation (depreciation) on investments and futures	44,081,061

Net assets	$217,224,941

Class IA
Net asset value, offering and redemption price per share, $13,187,466 / 932,024 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.15

Class IB
Net asset value, offering and redemption price per share, $119,567,922 / 8,623,108 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.87

Class K
Net asset value, offering and redemption price per share, $84,469,553 / 5,969,309 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends (net of $18,486 foreign withholding tax)	$3,404,335
Interest	17,624

Total income	3,421,959

EXPENSES
Investment management fees	1,834,064
Administrative fees	337,044
Distribution fees – Class IB	304,622
Custodian fees	209,100
Professional fees	75,402
Printing and mailing expenses	37,525
Distribution fees – Class IA	34,880
Offering costs	12,878
Trustees’ fees	5,848
Miscellaneous	6,571

Gross expenses	2,857,934
Less: Waiver from investment manager	(282,074)

Net expenses	2,575,860

NET INVESTMENT INCOME (LOSS)	846,099

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	18,915,133
Futures	2,627,101
Foreign currency transactions	(225)

Net realized gain (loss)	21,542,009

Change in unrealized appreciation (depreciation) on:
Investments	(8,812,959)
Futures	(1,431,891)

Net change in unrealized appreciation (depreciation)	(10,244,850)

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,297,159

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,143,258

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$846,099	$536,352
Net realized gain (loss) on investments, futures and foreign currency transactions	21,542,009	144,562,023
Net change in unrealized appreciation (depreciation) on investments and futures	(10,244,850)	3,148,023

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,143,258	148,246,398

DIVIDENDS :
Dividends from net investment income
Class IA	(60,030)	(47,703)
Class IB	(533,961)	(413,686)
Class K	(583,452)	(559,320)

TOTAL DIVIDENDS :	(1,177,443)	(1,020,709)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 116,433 and 87,840 shares, respectively ]	1,596,502	1,059,789
Capital shares issued in reinvestment of dividends [ 4,294 and 3,667 shares, respectively ]	60,030	47,703
Capital shares repurchased [ (233,477) and (291,641) shares, respectively ]	(3,211,677)	(3,474,996)

Total Class IA transactions	(1,555,145)	(2,367,504)

Class IB
Capital shares sold [ 686,386 and 3,093,239 shares, respectively ]	9,194,649	34,503,992
Capital shares issued in reinvestment of dividends [ 38,975 and 32,448 shares, respectively ]	533,961	413,686
Capital shares repurchased [ (1,558,321) and (7,747,786) shares, respectively ]	(21,009,877)	(86,514,105)
Capital shares repurchased in-kind (Note 9)[ 0 and (33,292,932) shares, respectively ]	—	(403,124,369)

Total Class IB transactions	(11,281,267)	(454,720,796)

Class K
Capital shares sold [ 191,473 and 183,583 shares, respectively ]	2,634,344	2,267,799
Capital shares issued in reinvestment of dividends [ 41,734 and 42,993 shares, respectively ]	583,452	559,320
Capital shares repurchased [ (1,464,473) and (1,436,928) shares, respectively ]	(20,419,096)	(16,620,621)
Capital shares repurchased in-kind (Note 9)[ 0 and (13) shares, respectively ]	—	(163)

Total Class K transactions	(17,201,300)	(13,793,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,037,712)	(470,881,965)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,071,897)	(323,656,276)
NET ASSETS:
Beginning of year	236,296,838	559,953,114

End of year (a)	$217,224,941	$236,296,838

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$(77,437)	$172,395

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.49	$9.98		$8.73		$10.07		$8.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.01		0.02		0.02		0.06
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.68	3.55		1.27		(1.34)		1.98

Total from investment operations	0.72	3.56		1.29		(1.32)		2.04

Less distributions:
Dividends from net investment income	(0.06)	(0.05)		(0.04)		(0.02)		(0.09)

Net asset value, end of year	$14.15	$13.49		$9.98		$8.73		$10.07

Total return	5.37%	35.64%		14.73%		(13.07)%		25.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,187	$14,096		$12,428		$12,213		$64,756
Ratio of expenses to average net assets:
After waivers and reimbursements	1.22%	1.25	%(f)	1.25	%(f)	0.98	%(f)	1.02	%(f)
After waivers, reimbursements and fees paid indirectly	1.22%	1.25	%(f)	1.23	%(f)	0.96	%(f)	1.00	%(f)
Before waivers, reimbursements and fees paid indirectly	1.35%	1.30	%(f)	1.26	%(f)	0.99	%(f)	1.02	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.09	%(f)	0.17	%(f)	0.20	%(f)	0.64	%(f)
After waivers, reimbursements and fees paid indirectly	0.27%	0.09	%(f)	0.19	%(f)	0.22	%(f)	0.65	%(f)
Before waivers, reimbursements and fees paid indirectly	0.15%	0.04	%(f)	0.16	%(f)	0.19	%(f)	0.63	%(f)
Portfolio turnover rate^	42%	37%		60%		95%		51%

	Year Ended December 31,
Class IB	2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.22	$9.79		$8.55		$9.87		$7.96

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.01		0.02		—	#	0.03
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.67	3.46		1.26		(1.32)		1.95

Total from investment operations	0.71	3.47		1.28		(1.32)		1.98

Less distributions:
Dividends from net investment income	(0.06)	(0.04)		(0.04)		—	#	(0.07)

Net asset value, end of year	$13.87	$13.22		$9.79		$8.55		$9.87

Total return	5.39%	35.50%		14.92%		(13.36)%		24.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$119,568	$125,036		$463,546		$450,690		$553,947
Ratio of expenses to average net assets:
After waivers and reimbursements	1.22%	1.25	%(f)	1.25	%(f)	1.23	%(f)	1.27	%(f)
After waivers, reimbursements and fees paid indirectly	1.22%	1.25	%(f)	1.23	%(f)	1.21	%(f)	1.25	%(f)
Before waivers, reimbursements and fees paid indirectly	1.35%	1.27	%(f)	1.26	%(f)	1.24	%(f)	1.27	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements	0.27%	0.06	%(f)	0.17	%(f)	—	%‡‡(f)	0.38	%(f)
After waivers, reimbursements and fees paid indirectly	0.27%	0.07	%(f)	0.19	%(f)	0.03	%(f)	0.39	%(f)
Before waivers, reimbursements and fees paid indirectly	0.15%	0.04	%(f)	0.16	%(f)	—	%‡‡(f)	0.37	%(f)
Portfolio turnover rate^	42%	37%		60%		95%		51%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,					August 26, 2011* to December 31, 2011
Class K	2014	2013		2012
Net asset value, beginning of period	$13.49	$9.98		$8.73		$8.70

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.04		0.04		0.01
Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	0.69	3.55		1.27		0.04

Total from investment operations	0.76	3.59		1.31		0.05

Less distributions:
Dividends from net investment income	(0.10)	(0.08)		(0.06)		(0.02)

Net asset value, end of period	$14.15	$13.49		$9.98		$8.73

Total return (b)	5.63%	35.98%		15.02%		0.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,470	$97,165		$83,979		$84,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.98%	1.00	%(f)	1.00	%(f)	0.99	%(f)
After waivers, reimbursements and fees paid indirectly (a)	0.98%	1.00	%(f)	0.98	%(f)	0.94	%(f)
Before waivers, reimbursements and fees paid indirectly (a)	1.10%	1.05	%(f)	1.01	%(f)	0.99	%(f)
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.51%	0.34	%(f)	0.42	%(f)	0.35	%(f)
After waivers, reimbursements and fees paid indirectly (a)	0.51%	0.34	%(f)	0.44	%(f)	0.40	%(f)
Before waivers, reimbursements and fees paid indirectly (a)	0.39%	0.29	%(f)	0.41	%(f)	0.35	%(f)
Portfolio turnover rate^	42%	37%		60%		95%
*	Commencement of Operations.
#	Per share amount is less than $0.005.
‡‡	Percent shown is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying portfolios (“indirect expenses”).

See Notes to Financial Statements.

1287

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	AXA Equitable Funds Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	Allianz Global Investors U.S. LLC

➢	SSgA Funds Management, Inc.

➢	Wellington Management Company, LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/14
	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	13.55%	14.49%	8.95%
Portfolio – Class IB Shares	13.58	14.38	8.76
Portfolio – Class K Shares**	13.76	N/A	19.63
S&P North American Technology Sector Index	15.28	14.83	9.15
Russell 1000® Index	13.24	15.64	7.96
** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.58% for the year ended December 31, 2014. The Portfolio’s benchmarks, S&P North American Technology Sector Index and the Russell 1000® Index, returned 15.28% and 13.24%, respectively, over the time period.

Portfolio Highlights

For the year ended December 31, 2014

What helped performance during the year:

•	At the sector level, positive returns were generated by an overweight allocation to semiconductors & semiconductor equipment and an underweight allocation to IT services.

•

Securities that helped relative outperformance for the year included Apple Inc., Facebook Inc., Microsoft Corp., Avago Technologies Ltd., and Micron Technology Inc. Traditional hardware component areas such as Micron Technology and Avago Technologies have recently experienced more favorable supply/demand conditions in their respective markets.

What hurt performance during the year:

•	Weaker stock selection in the software and communications equipment sectors detracted from relative performance.

•	Securities that hurt performance for the year included Amazon.com Inc., Yelp Inc., Chinese real estate Internet portal Soufun Holdings Ltd. and Alcatel Lucent SA.

Sector Weightings as of December 31, 2014	% of Net Assets
Information Technology	73.5%
Exchange Traded Funds	19.8
Consumer Discretionary	3.2
Industrials	0.9
Telecommunication Services	0.4
Health Care	0.2
Financials	0.0 #
Cash and Other	2.0

100.0%

# Less than 0.05%

1288

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Trust), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2014 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14
Class IA
Actual	$1,000.00	$1,063.60	$6.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.51	6.76
Class IB
Actual	1,000.00	1,063.74	6.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.51	6.76
Class K
Actual	1,000.00	1,064.50	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.81	5.45

*   Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratios of 1.33%, 1.33% and 1.07%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2014

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Consumer Discretionary (3.2%)
Automobiles (0.8%)
Tesla Motors, Inc.*	29,050	$6,461,011

Internet & Catalog Retail (2.3%)
Amazon.com, Inc.*	27,844	8,641,386
Expedia, Inc.	5,806	495,600
Groupon, Inc.*	24,355	201,172
HomeAway, Inc.*	5,048	150,330
Lands’ End, Inc.*	769	41,495
Netflix, Inc.*	5,833	1,992,611
Priceline Group, Inc.*	3,742	4,266,666
Shutterfly, Inc.*	2,200	91,729
TripAdvisor, Inc.*	6,476	483,498
Vipshop Holdings Ltd. (ADR)*	127,950	2,500,143

		18,864,630

Media (0.1%)
IMAX Corp.*	14,865	459,328

Total Consumer Discretionary		25,784,969

Financials (0.0%)
Real Estate Investment Trusts (REITs) (0.0%)
American Tower Corp. (REIT)	6,450	637,583

Total Financials		637,583

Health Care (0.2%)
Health Care Technology (0.2%)
M3, Inc.	74,000	1,230,556
Veeva Systems, Inc., Class A*	16,955	447,781

Total Health Care		1,678,337

Industrials (0.9%)
Electrical Equipment (0.6%)
Nidec Corp.	72,400	4,696,046

Professional Services (0.3%)
Equifax, Inc.	12,305	995,105
Huron Consulting Group, Inc.*	16,735	1,144,507
WageWorks, Inc.*	8,600	555,302

		2,694,914

Total Industrials		7,390,960

Information Technology (73.5%)
Communications Equipment (6.0%)
ADTRAN, Inc.	3,200	69,760
Alcatel-Lucent*	538,765	1,912,711
Alcatel-Lucent (ADR)*	265,335	941,939
ARRIS Group, Inc.*	7,607	229,655
Aruba Networks, Inc.*	23,395	425,321
Brocade Communications Systems, Inc.	25,700	304,288
Ciena Corp.*	30,285	587,832
Cisco Systems, Inc.	540,050	15,021,491
CommScope Holding Co., Inc.*	4,746	108,351
EchoStar Corp., Class A*	2,600	136,500
F5 Networks, Inc.*	49,055	6,399,961
Finisar Corp.*	6,100	118,401
Harris Corp.	6,100	438,102
Infinera Corp.*	7,600	111,872

InterDigital, Inc.	2,300	$121,670
Ixia*	3,500	39,375
JDS Uniphase Corp.*	13,400	183,848
Juniper Networks, Inc.	22,600	504,432
Motorola Solutions, Inc.	12,442	834,609
NETGEAR, Inc.*	2,100	74,718
Palo Alto Networks, Inc.*	86,530	10,605,982
Plantronics, Inc.	2,500	132,550
Polycom, Inc.*	7,962	107,487
QUALCOMM, Inc.	109,905	8,169,239
Riverbed Technology, Inc.*	9,328	190,385
Sonus Networks, Inc.*	187,420	744,057
Ubiquiti Networks, Inc.	1,553	46,031
ViaSat, Inc.*	2,500	157,575

		48,718,142

Electronic Equipment, Instruments & Components (2.4%)
AAC Technologies Holdings, Inc.	149,000	791,823
Amphenol Corp., Class A	18,114	974,714
Anixter International, Inc.*	1,600	141,536
Arrow Electronics, Inc.*	5,800	335,762
Avnet, Inc.	8,200	352,764
AVX Corp.	2,800	39,200
Belden, Inc.	2,600	204,906
Benchmark Electronics, Inc.*	3,000	76,320
CDW Corp.	116,642	4,102,299
Celestica, Inc.*	9,600	112,704
Cognex Corp.*	5,000	206,650
Coherent, Inc.*	1,500	91,080
Corning, Inc.	75,100	1,722,043
Delta Electronics, Inc.	81,000	481,295
Dolby Laboratories, Inc., Class A	2,663	114,829
FEI Co.	2,500	225,875
FLIR Systems, Inc.	8,308	268,431
Ingram Micro, Inc., Class A*	9,000	248,760
InvenSense, Inc.*	4,261	69,284
IPG Photonics Corp.*	2,100	157,332
Itron, Inc.*	2,300	97,267
Jabil Circuit, Inc.	11,500	251,045
Keyence Corp.	700	310,057
Keysight Technologies, Inc.*	9,813	331,385
Knowles Corp.*	4,924	115,960
Largan Precision Co., Ltd.	7,000	524,088
Littelfuse, Inc.	1,300	125,671
Methode Electronics, Inc.	2,200	80,322
Murata Manufacturing Co., Ltd.	15,900	1,736,813
National Instruments Corp.	6,000	186,540
Omron Corp.	8,100	363,046
OSI Systems, Inc.*	1,100	77,847
Plexus Corp.*	1,900	78,299
Sanmina Corp.*	4,800	112,944
Sunny Optical Technology Group Co., Ltd.	738,000	1,262,348
SYNNEX Corp.	1,600	125,056
TDK Corp.	8,800	518,493
TE Connectivity Ltd.	23,928	1,513,446
Tech Data Corp.*	2,200	139,106
Trimble Navigation Ltd.*	15,100	400,754
Universal Display Corp.*	2,300	63,825
Vishay Intertechnology, Inc.	8,200	116,030

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)

Zebra Technologies Corp., Class A*	3,000	$232,230

		19,480,179

Internet Software & Services (11.1%)
Akamai Technologies, Inc.*	92,200	5,804,912
Alibaba Group Holding Ltd. (ADR)*	29,580	3,074,545
AOL, Inc.*	4,649	214,644
Baidu, Inc. (ADR)*	24,657	5,621,056
Bankrate, Inc.*	3,276	40,721
comScore, Inc.*	2,000	92,860
Cornerstone OnDemand, Inc.*	2,792	98,278
CoStar Group, Inc.*	1,900	348,897
Dealertrack Technologies, Inc.*	2,500	110,775
Demandware, Inc.*	1,836	105,643
eBay, Inc.*	78,715	4,417,486
Endurance International Group Holdings, Inc.*	2,597	47,863
Envestnet, Inc.*	2,000	98,280
Equinix, Inc.	3,200	725,536
Facebook, Inc., Class A*	412,495	32,182,860
Google, Inc., Class A*	27,735	14,717,855
Google, Inc., Class C*	16,705	8,793,512
IAC/InterActiveCorp	4,600	279,634
j2 Global, Inc.	2,600	161,200
LinkedIn Corp., Class A*	6,184	1,420,527
Marketo, Inc.*	15,878	519,528
NetEase, Inc. (ADR)	23,995	2,378,864
NIC, Inc.	3,600	64,764
Pandora Media, Inc.*	10,495	187,126
Rackspace Hosting, Inc.*	41,982	1,965,177
Shutterstock, Inc.*	898	62,052
Tencent Holdings Ltd.	81,800	1,173,694
Trulia, Inc.*	1,925	88,608
Twitter, Inc.*	30,110	1,080,046
VeriSign, Inc.*	6,500	370,500
Web.com Group, Inc.*	3,422	64,984
WebMD Health Corp.*	2,082	82,343
Yahoo!, Inc.*	51,600	2,606,316
Yelp, Inc.*	9,478	518,731
Zillow, Inc., Class A*	1,491	157,882

		89,677,699

IT Services (10.5%)
Accenture plc, Class A	58,168	5,194,984
Acxiom Corp.*	4,800	97,296
Alliance Data Systems Corp.*	20,669	5,912,367
Automatic Data Processing, Inc.	42,061	3,506,626
Blackhawk Network Holdings, Inc.*	743	28,828
Blackhawk Network Holdings, Inc., Class B*	2,220	83,672
Booz Allen Hamilton Holding Corp.	4,937	130,979
Broadridge Financial Solutions, Inc.	7,000	323,260
CACI International, Inc., Class A*	1,400	120,652
Cardtronics, Inc.*	16,405	632,905
CGI Group, Inc., Class A*	16,300	622,008
Cognizant Technology Solutions Corp., Class A*	153,516	8,084,153

Computer Sciences Corp.	67,566	$4,260,036
Convergys Corp.	6,100	124,257
CoreLogic, Inc.*	5,500	173,745
DST Systems, Inc.	1,800	169,470
EPAM Systems, Inc.*	1,467	70,049
Euronet Worldwide, Inc.*	3,000	164,700
EVERTEC, Inc.	26,473	585,847
Fidelity National Information Services, Inc.	56,035	3,485,377
Fiserv, Inc.*	54,985	3,902,285
FleetCor Technologies, Inc.*	4,475	665,477
Gartner, Inc.*	5,200	437,892
Genpact Ltd.*	90,349	1,710,307
Global Payments, Inc.	4,000	322,920
Heartland Payment Systems, Inc.	33,865	1,827,017
iGATE Corp.*	2,100	82,908
International Business Machines Corp.	53,988	8,661,835
Jack Henry & Associates, Inc.	4,900	304,486
Leidos Holdings, Inc.	3,625	157,760
ManTech International Corp., Class A	1,400	42,322
MasterCard, Inc., Class A	93,253	8,034,678
MAXIMUS, Inc.	4,000	219,360
NeuStar, Inc., Class A*	3,254	90,461
Paychex, Inc.	19,200	886,464
Sapient Corp.*	6,600	164,208
Science Applications International Corp.	2,362	116,990
Syntel, Inc.*	1,800	80,964
TeleTech Holdings, Inc.*	900	21,312
Teradata Corp.*	9,095	397,270
Total System Services, Inc.	9,800	332,808
Unisys Corp.*	3,200	94,336
Vantiv, Inc., Class A*	23,531	798,172
VeriFone Systems, Inc.*	21,345	794,034
Visa, Inc., Class A	69,374	18,189,863
Western Union Co.	30,600	548,046
WEX, Inc.*	13,143	1,300,106
Xerox Corp.	63,554	880,858

		84,836,350

Semiconductors & Semiconductor Equipment (14.0%)
Advanced Micro Devices, Inc.*	37,500	100,125
Altera Corp.	18,000	664,920
Amkor Technology, Inc.*	6,600	46,860
Analog Devices, Inc.	18,200	1,010,464
Applied Materials, Inc.	126,020	3,140,418
ARM Holdings plc	28,728	442,361
ASM Pacific Technology Ltd.	52,900	502,923
ASML Holding N.V. (N.Y. Shares)	10,880	1,173,190
Atmel Corp.*	25,300	212,394
Avago Technologies Ltd.	116,645	11,733,321
Broadcom Corp., Class A	131,660	5,704,828
Cabot Microelectronics Corp.*	1,400	66,248
Cavium, Inc.*	3,260	201,533
Cirrus Logic, Inc.*	3,800	89,566
Cree, Inc.*	7,145	230,212
Cypress Semiconductor Corp.*	8,926	127,463
Diodes, Inc.*	2,200	60,654
Entegris, Inc.*	8,500	112,285

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Fairchild Semiconductor International, Inc.*	7,000	$118,160
First Solar, Inc.*	4,300	191,759
Freescale Semiconductor Ltd.*	59,151	1,492,380
Hermes Microvision, Inc.	10,000	500,982
Integrated Device Technology, Inc.*	9,000	176,400
Intel Corp.	610,191	22,143,831
International Rectifier Corp.*	11,615	463,439
Intersil Corp., Class A	8,000	115,760
KLA-Tencor Corp.	9,600	675,072
Lam Research Corp.	120,760	9,581,098
Linear Technology Corp.	13,900	633,840
Marvell Technology Group Ltd.	25,400	368,300
Maxim Integrated Products, Inc.	16,800	535,416
MediaTek, Inc.	55,000	800,686
Microchip Technology, Inc.	11,800	532,298
Micron Technology, Inc.*	377,525	13,217,150
Microsemi Corp.*	5,600	158,928
MKS Instruments, Inc.	11,380	416,508
Monolithic Power Systems, Inc.	2,000	99,480
NVIDIA Corp.	30,400	609,520
NXP Semiconductors N.V.*	117,365	8,966,686
OmniVision Technologies, Inc.*	3,568	92,768
ON Semiconductor Corp.*	26,141	264,808
PMC-Sierra, Inc.*	11,200	102,592
Power Integrations, Inc.	11,375	588,543
Rambus, Inc.*	6,700	74,303
RF Micro Devices, Inc.*	62,785	1,041,603
Semtech Corp.*	3,900	107,523
Silicon Laboratories, Inc.*	2,400	114,288
SK Hynix, Inc.*	2,558	110,146
SK Hynix, Inc. (GDR)	67,794	2,945,154
Skyworks Solutions, Inc.	124,290	9,037,126
Spansion, Inc., Class A*	3,500	119,770
SunEdison Semiconductor Ltd.*	9,400	174,558
SunEdison, Inc.*	14,902	290,738
SunPower Corp.*	121,709	3,143,744
Synaptics, Inc.*	2,200	151,448
Taiwan Semiconductor Manufacturing Co., Ltd.	300,000	1,323,819
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	55,235	1,236,159
Teradyne, Inc.	12,900	255,291
Tessera Technologies, Inc.	2,600	92,976
Texas Instruments, Inc.	61,900	3,309,484
TriQuint Semiconductor, Inc.*	10,500	289,275
Veeco Instruments, Inc.*	2,200	76,736
Xilinx, Inc.	15,600	675,324

		113,035,634

Software (16.1%)
ACI Worldwide, Inc.*	6,900	139,173
Activision Blizzard, Inc.	29,200	588,380
Adobe Systems, Inc.*	27,800	2,021,060
Advent Software, Inc.	2,800	85,792
ANSYS, Inc.*	5,400	442,800
Aspen Technology, Inc.*	26,623	932,337
Autodesk, Inc.*	142,345	8,549,241
Barracuda Networks, Inc.*	609	21,827
Blackbaud, Inc.	2,700	116,802
CA, Inc.	18,900	575,505
Cadence Design Systems, Inc.*	32,290	$612,541
CDK Global, Inc.	9,533	388,565
Check Point Software Technologies Ltd.*	44,975	3,533,686
Citrix Systems, Inc.*	9,400	599,720
CommVault Systems, Inc.*	2,600	134,394
Electronic Arts, Inc.*	18,200	855,673
FactSet Research Systems, Inc.	2,300	323,725
Fair Isaac Corp.	1,900	137,370
FireEye, Inc.*	1,765	55,739
FleetMatics Group plc*	26,530	941,550
Fortinet, Inc.*	88,975	2,727,973
Guidewire Software, Inc.*	3,985	201,761
Informatica Corp.*	54,450	2,076,451
Intuit, Inc.	96,560	8,901,866
Manhattan Associates, Inc.*	4,400	179,168
Mavenir Systems, Inc.*	29,472	399,640
Mentor Graphics Corp.	5,600	122,752
Microsoft Corp.	1,134,880	52,715,176
MicroStrategy, Inc., Class A*	500	81,200
NetScout Systems, Inc.*	2,100	76,734
NetSuite, Inc.*	2,100	229,257
Nuance Communications, Inc.*	14,600	208,342
Open Text Corp.	7,168	417,608
Oracle Corp.	311,300	13,999,161
Pegasystems, Inc.	2,000	41,540
Progress Software Corp.*	2,904	78,466
Proofpoint, Inc.*	1,988	95,881
PTC, Inc.*	6,962	255,157
Qlik Technologies, Inc.*	5,400	166,806
RealPage, Inc.*	2,900	63,684
Red Hat, Inc.*	11,100	767,454
Rovi Corp.*	5,327	120,337
Salesforce.com, Inc.*	79,053	4,688,633
ServiceNow, Inc.*	171,369	11,627,387
SolarWinds, Inc.*	3,900	194,337
Solera Holdings, Inc.	4,069	208,251
Splunk, Inc.*	19,273	1,136,143
SS&C Technologies Holdings, Inc.	3,900	228,111
Symantec Corp.	40,300	1,033,897
Synchronoss Technologies, Inc.*	2,100	87,906
Synopsys, Inc.*	9,200	399,924
Tableau Software, Inc., Class A*	50,636	4,291,907
Take-Two Interactive Software, Inc.*	5,000	140,150
TiVo, Inc.*	6,900	81,696
Tyler Technologies, Inc.*	1,900	207,936
Ultimate Software Group, Inc.*	1,696	248,998
Verint Systems, Inc.*	3,469	202,173
VMware, Inc., Class A*	5,000	412,600
Workday, Inc., Class A*	5,557	453,507
Zynga, Inc., Class A*	38,072	101,272

		130,727,122

Technology Hardware, Storage & Peripherals (13.4%)
3D Systems Corp.*	6,300	207,081
Apple, Inc.	488,598	53,931,447
BlackBerry Ltd.*	27,752	304,717
Catcher Technology Co., Ltd.	46,000	354,051
Diebold, Inc.	3,800	131,632
Electronics for Imaging, Inc.*	2,700	115,641
EMC Corp.	195,130	5,803,166

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

	Number of Shares	Value (Note 1)
Hewlett-Packard Co.	369,280	$14,819,207
Lenovo Group Ltd.	848,170	1,105,766
Lexmark International, Inc., Class A	3,800	156,826
NCR Corp.*	9,700	282,658
NEC Corp.	154,000	448,956
NetApp, Inc.	18,278	757,623
Nimble Storage, Inc.*	35,102	965,305
QLogic Corp.*	5,000	66,600
Samsung Electronics Co., Ltd.	2,695	3,239,530
SanDisk Corp.	96,795	9,483,974
Seagate Technology plc	91,880	6,110,020
Super Micro Computer, Inc.*	2,000	69,760
Western Digital Corp.	91,835	10,166,135

		108,520,095

Total Information Technology		594,995,221

Telecommunication Services (0.4%)
Wireless Telecommunication Services (0.4%)
SBA Communications Corp., Class A*	29,169	3,230,758

Total Telecommunication Services		3,230,758

Total Common Stocks (78.2%) (Cost $398,569,438)		633,717,828

INVESTMENT COMPANIES:
Exchange Traded Funds (ETFs)(19.8%)
iShares® North American Tech ETF‡	411,850	$41,975,752
Technology Select Sector SPDR® Fund	1,373,900	56,810,765
Vanguard Information Technology Index ETF	587,100	61,340,208

Total Investment Companies (19.8%) (Cost $87,479,354)		160,126,725

Total Investments (98.0%) (Cost $486,048,792)		793,844,553
Other Assets Less Liabilities (2.0%)		15,829,750

Net Assets (100%)		$809,674,303

*	Non-income producing.
‡	Affiliated company as defined under the Investment Company Act of 1940.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

Investments in companies which were affiliates for the year ended December 31, 2014, were as follows:

Securities	Value December 31, 2013	Purchases at Cost	Sales at Cost	Value December 31, 2014	Dividend Income	Realized Gain (Loss)†
iShares® North American Tech ETF*	$28,539,489	$8,766,785	$—	$41,975,752	$333,696	$—

*	Not affiliated at December 31, 2013.
†	When applicable, realized gain includes net distributions of realized gain received from Underlying Portfolios.

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): TWD 1,801,520 and EUR 10.

The following is a summary of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2014:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$25,784,969	$—	$—	$25,784,969
Financials	637,583	—	—	637,583
Health Care	447,781	1,230,556	—	1,678,337
Industrials	2,694,914	4,696,046	—	7,390,960
Information Technology	574,146,479	20,848,742	—	594,995,221
Telecommunication Services	3,230,758	—	—	3,230,758
Investment Companies
Exchange Traded Funds (ETFs)	160,126,725	—	—	160,126,725

Total Assets	$767,069,209	$26,775,344	$—	$793,844,553

Total Liabilities	$—	$—	$—	$—

Total	$767,069,209	$26,775,344	$—	$793,844,553

There were no transfers between Levels 1, 2 or 3 during the year ended December 31, 2014.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$561	$561

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Not Accounted for as Hedging Instruments^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$391	$391

^ The Portfolio held forward foreign currency contracts as hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $98,000 for one month during the year ended December 31, 2014.

Investment security transactions for the year ended December 31, 2014 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$439,483,608
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$477,841,188

As of December 31, 2014, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$298,302,977
Aggregate gross unrealized depreciation	(4,158,001)

Net unrealized appreciation	$294,144,976

Federal income tax cost of investments	$499,699,577

For the year ended December 31, 2014, the Portfolio incurred approximately $669 as brokerage commissions with Sanford C.

Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS
Investments at value:
Affiliated Issuers (Cost $26,616,815)	$41,975,752
Unaffiliated Issuers (Cost $459,431,977)	751,868,801
Cash	17,458,002
Foreign cash (Cost $1,870,441)	1,801,530
Receivable from Separate Accounts for Trust shares sold	547,878
Receivable for securities sold	257,288
Dividends, interest and other receivables	199,135
Deferred offering cost	10,509
Other assets	878

Total assets	814,119,773

LIABILITIES
Payable for securities purchased	2,145,345
Payable to Separate Accounts for Trust shares redeemed	1,278,030
Investment management fees payable	598,137
Distribution fees payable – Class IB	167,909
Administrative fees payable	85,762
Trustees’ fees payable	17,814
Distribution fees payable – Class IA	3,410
Accrued expenses	149,063

Total liabilities	4,445,470

NET ASSETS	$809,674,303

Net assets were comprised of:
Paid in capital	$503,543,360
Accumulated undistributed net investment income (loss)	106,631
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,702,487)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	307,726,799

Net assets	$809,674,303

Class IA
Net asset value, offering and redemption price per share, $16,480,576 / 809,912 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.35

Class IB
Net asset value, offering and redemption price per share, $787,344,552 / 39,754,764 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.81

Class K
Net asset value, offering and redemption price per share, $5,849,175 / 284,610 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

INVESTMENT INCOME
Dividends ($333,696 of dividend income received from affiliates) (net of $76,478 foreign withholding tax)	$8,816,414
Interest	13,073

Total income	8,829,487

EXPENSES
Investment management fees	7,189,425
Distribution fees – Class IB	1,847,176
Administrative fees	1,057,255
Professional fees	130,228
Printing and mailing expenses	122,234
Custodian fees	111,100
Distribution fees – Class IA	37,761
Trustees’ fees	25,054
Offering costs	12,878
Miscellaneous	35,526

Gross expenses	10,568,637
Less: Waiver from investment manager	(225,917)

Net expenses	10,342,720

NET INVESTMENT INCOME (LOSS)	(1,513,233)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	80,147,816
Foreign currency transactions	(44,117)

Net realized gain (loss)	80,103,699

Change in unrealized appreciation (depreciation) on:
Investments ($15,358,937 of change in unrealized appreciation (depreciation) from affiliates)	18,077,958
Foreign currency translations	(62,562)

Net change in unrealized appreciation (depreciation)	18,015,396

NET REALIZED AND UNREALIZED GAIN (LOSS)	98,119,095

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,605,862

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2014	2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,513,233)	$(1,087,451)
Net realized gain (loss) on investments and foreign currency transactions	80,103,699	63,562,063
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	18,015,396	144,003,298

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,605,862	206,477,910

DISTRIBUTIONS:
Distributions from net realized capital gains
Class IA	(1,082,184)	—
Class IB	(55,244,236)	—
Class K	(361,299)	—

TOTAL DISTRIBUTIONS	(56,687,719)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 85,779 and 52,418 shares, respectively ]	1,756,541	827,534
Capital shares issued in reinvestment of distributions [ 52,866 and 0 shares, respectively ]	1,082,184	—
Capital shares repurchased [ (117,661) and (119,627) shares, respectively ]	(2,357,768)	(1,928,307)

Total Class IA transactions	480,957	(1,100,773)

Class IB
Capital shares sold [ 4,806,966 and 4,053,036 shares, respectively ]	96,029,550	63,877,215
Capital shares issued in reinvestment of distributions [ 2,772,865 and 0 shares, respectively ]	55,244,236	—
Capital shares repurchased [ (6,632,690) and (9,168,577) shares, respectively ]	(130,655,697)	(145,825,651)

Total Class IB transactions	20,618,089	(81,948,436)

Class K
Capital shares sold [ 336,418 and 98,361 shares, respectively ]	6,965,443	1,679,781
Capital shares issued in reinvestment of distributions [ 17,469 and 0 shares, respectively ]	361,299	—
Capital shares repurchased [ (141,757) and (27,659) shares, respectively ]	(2,894,864)	(446,684)

Total Class K transactions	4,431,878	1,233,097

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,530,924	(81,816,112)

TOTAL INCREASE (DECREASE) IN NET ASSETS	65,449,067	124,661,798
NET ASSETS:
Beginning of year	744,225,236	619,563,438

End of year (a)	$809,674,303	$744,225,236

(a) Includes accumulated undistributed (overdistributed) net investment income (loss) of	$106,631	$(181,220)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.23	$14.18	$12.50	$13.10	$11.10

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.03)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.65	5.08	1.69	(0.57)	2.04

Total from investment operations	2.61	5.05	1.68	(0.60)	2.00

Less distributions:
Distributions from net realized gains	(1.49)	—	—	—	—

Net asset value, end of year	$20.35	$19.23	$14.18	$12.50	$13.10

Total return	13.55%	35.61%	13.44%	(4.58)%	18.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$16,481	$15,170	$12,142	$12,244	$12,776
Ratio of expenses to average net assets:
After waivers (f)	1.37%	1.40%	1.40%	1.14%	1.16%
After waivers and fees paid indirectly (f)	1.37%	1.39%	1.39%	1.13%	1.14%
Before waivers and fees paid indirectly (f)	1.40%	1.40%	1.40%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.20)%	(0.17)%	(0.11)%	(0.27)%	(0.35)%
After waivers and fees paid indirectly (f)	(0.20)%	(0.16)%	(0.10)%	(0.26)%	(0.34)%
Before waivers and fees paid indirectly (f)	(0.23)%	(0.17)%	(0.11)%	(0.27)%	(0.35)%
Portfolio turnover rate^	59%	64%	62%	78%	84%

	Year Ended December 31,
Class IB	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.75	$13.83	$12.19	$12.81	$10.88

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.03)	(0.01)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.59	4.95	1.65	(0.55)	1.99

Total from investment operations	2.55	4.92	1.64	(0.62)	1.93

Less distributions:
Distributions from net realized gains	(1.49)	—	—	—	—

Net asset value, end of year	$19.81	$18.75	$13.83	$12.19	$12.81

Total return	13.58%	35.57%	13.45%	(4.84)%	17.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$787,345	$727,651	$607,397	$580,608	$663,895
Ratio of expenses to average net assets:
After waivers (f)	1.37%	1.40%	1.40%	1.39%	1.41%
After waivers and fees paid indirectly (f)	1.37%	1.39%	1.39%	1.38%	1.39%
Before waivers and fees paid indirectly (f)	1.40%	1.40%	1.40%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.20)%	(0.17)%	(0.10)%	(0.53)%	(0.60)%
After waivers and fees paid indirectly (f)	(0.20)%	(0.16)%	(0.09)%	(0.52)%	(0.58)%
Before waivers and fees paid indirectly (f)	(0.23)%	(0.17)%	(0.10)%	(0.53)%	(0.60)%
Portfolio turnover rate^	59%	64%	62%	78%	84%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,		August 29, 2012* to December 31, 2012
Class K	2014	2013
Net asset value, beginning of period	$19.37	$14.20	$14.48

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.63	5.12	(0.31)

Total from investment operations	2.67	5.17	(0.28)

Less distributions:
Distributions from net realized gains	(1.49)	—	—

Net asset value, end of period	$20.55	$19.37	$14.20

Total return (b)	13.76%	36.41%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,849	$1,404	$25
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10%	1.15%	1.14%
After waivers and fees paid indirectly (a)(f)	1.10%	1.14%	1.13%
Before waivers and fees paid indirectly (a)(f)	1.14%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.17%	0.29%	0.58%
After waivers and fees paid indirectly (a)(f)	0.17%	0.30%	0.59%
Before waivers and fees paid indirectly (a)(f)	0.13%	0.29%	0.58%
Portfolio turnover rate^	59%	64%	62%
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”).

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with seventy-nine diversified portfolios and three non-diversified portfolios (each a “Portfolio”). The investment manager to each Portfolio is AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”), a wholly-owned subsidiary of AXA Equitable Life Insurance Company (“AXA Equitable”).

On February 8, 2013, AXA Equitable contributed $4,817,348 in capital into Class IB of the AXA Ultra Conservative Strategy Portfolio.

On February 8, 2013, AXA Equitable contributed $6,000,000 in seed capital into each of Class IB and Class K of the EQ/Emerging Markets Equity PLUS Portfolio.

On February 8, 2013, AXA Equitable contributed $23,000,000 in seed capital into each of Class IB and Class K of the EQ/High Yield Bond Portfolio.

On February 8, 2013, AXA Equitable contributed $2,500,000 in seed capital into each of Class IB and Class K of the EQ/Natural Resources PLUS Portfolio.

On February 8, 2013, AXA Equitable contributed $125,000 in seed capital into each of Class IB and Class K of the EQ/PIMCO Global Real Return Portfolio.

On February 8, 2013, AXA Equitable contributed $125,000 in seed capital into each of Class IB and Class K of the EQ/Real Estate PLUS Portfolio.

On May 20, 2013, AXA Equitable contributed $2,500,000 in seed capital into each of Class IB and Class K of the EQ/AllianceBernstein Short Duration Government Bond Portfolio.

On October 28, 2013, AXA Equitable contributed $2,000,000 in seed capital into each of Class IB and Class K of the All Asset Aggressive – Alt 50 Portfolio, the All Asset Aggressive – Alt 75 Portfolio, the EQ/Energy ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio.

On October 28, 2013, AXA Equitable contributed $5,000,000 in seed capital into each of Class IB and Class K of the AXA SmartBeta Equity Portfolio and the EQ/Convertible Securities Portfolio.

On April 16, 2014, AXA Equitable contributed $25,000 in seed capital into each of Class IB and Class K of the AXA/Horizon Small Cap Value Portfolio, the AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio and the AXA/Pacific Global Small Cap Value Portfolio.

On June 13, 2014, AXA Equitable contributed $100 split evenly in seed capital into Class IA, Class IB and Class K of each of the Multimanager Aggressive Equity Portfolio, the Multimanager Core Bond Portfolio, the Multimanager Mid Cap Growth Portfolio, the Multimanager Mid Cap Value Portfolio and the Multimanager Technology Portfolio.

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust and management expect the risk of loss to be remote.

Each of the investment sub-advisers (each a Sub-Adviser) independently chooses and maintains a portfolio of securities for its Portfolios.

Each of the All Asset Moderate Growth-Alt 15 Portfolio, the All Asset Growth-Alt 20 Portfolio, the All Asset Aggressive-Alt 25 Portfolio, the All Asset Aggressive-Alt 50 Portfolio and the All Asset Aggressive-Alt 75 Portfolio (each an “All Asset Portfolio” and together, the “All Asset

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Portfolios”) is a type of mutual fund often described as a “fund of funds”. The All Asset Portfolios pursue their investment objectives by investing exclusively in other mutual funds managed by FMG LLC and other unaffiliated investment companies or exchange-traded funds.

Each of the AXA Ultra Conservative Strategy Portfolio, AXA Conservative Strategy Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio (each an “AXA Strategy Portfolio” and together, the “AXA Strategy Portfolios”) and AXA/Franklin Templeton Allocation Managed Volatility Portfolio is a type of mutual fund often described as “fund of funds.” The AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategy Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by FMG LLC.

Each of the EQ/Energy ETF Portfolio, EQ/International ETF Portfolio and the EQ/Low Volatility Global ETF Portfolio (each an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund of funds”. The ETF Portfolios pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds.

Each of the AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and the ATM Small Cap Managed Volatility Portfolio (each a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Horizon Small Cap Value Portfolio, AXA/Lord Abbett Micro Cap Portfolio, AXA/Morgan Stanley Small Cap Growth Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Pacific Global Small Cap Value Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/AllianceBernstein Small Cap Growth Portfolio, EQ/Convertible Securities Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/High Yield Bond Portfolio, EQ/Natural Resources PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio, Multimanager Mid Cap Growth Portfolio, Multimanager Mid Cap Value Portfolio, Multimanager Technology Portfolio employ multiple Sub-Advisers (each a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will be managing its allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser or Sub-Advisers believe continued exposure to the equity or fixed income markets is appropriate for their portions of the Multiadviser Portfolio. Because each Sub-Adviser directs the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Advisers, the Multiadviser Portfolio may incur higher brokerage costs, and have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K. As of and during the year ended December 31, 2014, the Trust had Class IB shares outstanding for each Portfolio except for the EQ/International ETF Portfolio, ATM International Managed Volatility Portfolio, ATM

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Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio. During the year ended December 31, 2014, the Trust had Class IA shares outstanding for certain Portfolios as shown in the respective Statements of Assets and Liabilities. In addition, during the year ended December 31, 2014, the Trust had Class K shares outstanding for certain Portfolios as shown in the Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to the AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC.

The investment objectives of each Portfolio are as follows:

All Asset Moderate Growth-Alt 15 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

All Asset Growth-Alt 20 Portfolio — Seeks long-term capital appreciation and current income.

All Asset Aggressive-Alt 25 Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

All Asset Aggressive-Alt 50 Portfolio — Seeks long-term capital appreciation.

All Asset Aggressive-Alt 75 Portfolio — Seeks long-term capital appreciation.

AXA Ultra Conservative Strategy Portfolio — Seeks current income.

AXA Conservative Strategy Portfolio — Seeks a high level of current income.

AXA Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

AXA Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

AXA Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

AXA Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA Aggressive Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio — Primarily seeks capital appreciation and secondarily seeks income.

EQ/Energy ETF Portfolio — Seeks long-term capital appreciation.

EQ/International ETF Portfolio — Seeks long-term capital appreciation.

EQ/Low Volatility Global ETF Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

AXA Global Equity Managed Volatility Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”), Morgan Stanley Investment Management, Inc. (“MSIM”) and OppenheimerFunds, Inc. (“Oppenheimer”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST Partners, LLC (“EARNEST”), WHV Investments and its affiliate Hirayama Investments, LLC, and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Value Managed Volatility Portfolio (sub-advised by BlackRock and Northern Cross LLC) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital Guardian Trust Company (“Capital Guardian”), Institutional Capital LLC and Thornburg Investment Management, Inc.) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, Marsico Capital Management, LLC (“Marsico”), T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wells Capital Management, Inc. (“Wells Capital Management”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Large Cap Value Managed Volatility Portfolio (sub-advised by AllianceBernstein L.P. (“AllianceBernstein”) (an affiliate of FMG LLC), BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington Management”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

AXA/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisory Services, LLC) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA/Horizon Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Asset Management LLC) — Seeks to achieve long-term growth of capital.

AXA/Loomis Sayles Growth Portfolio (formerly EQ/Montag & Caldwell Growth Portfolio, name change effective September 1, 2014) (sub-advised by Loomis, Sayles & Company L.P. (“Loomis Sayles”)) — Seeks to achieve capital appreciation. On September 1, 2014, Loomis Sayles replaced Montag & Caldwell, LLC as sub-adviser to the Portfolio.

AXA/Lord Abbett Micro Cap Portfolio (sub-advised by BlackRock and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

AXA/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

AXA/Mutual Large Cap Equity Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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AXA/Pacific Global Small Cap Value Portfolio (sub-advised by BlackRock and Pacific Global Investment Management Company — Seeks to achieve long-term growth of capital.

AXA/Templeton Global Equity Managed Volatility Portfolio (sub-advised by BlackRock and Templeton Investment Counsel, LLC) — Seeks to achieve long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 500 Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 400 Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA 2000 Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

AXA International Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AllianceBernstein and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AllianceBernstein Short Duration Government Bond Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AllianceBernstein Small Cap Growth Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve long-term growth of capital.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Boston Advisors Equity Income Portfolio (sub-advised by Boston Advisors, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

EQ/Calvert Socially Responsible Portfolio (sub-advised by Calvert Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Capital Guardian Research Portfolio (sub-advised by Capital Guardian) — Seeks to achieve long-term growth of capital.

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EQ/Common Stock Index Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

EQ/Core Bond Index Portfolio (sub-advised by SSgA Funds Management, Inc. (“SSgA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government/Credit Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government/Credit Bond Index.

EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AllianceBernstein and EARNEST) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500 Composite Price Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

EQ/GAMCO Mergers and Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

EQ/GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised BlackRock, First International Advisors, LLC and Wells Capital Management) — Seeks to achieve capital growth and current income.

EQ/High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. and Post Advisory Group, LLP) — Seeks to maximize current income.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Barclays U.S. Intermediate Government Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Barclays U.S. Intermediate Government Bond Index.

EQ/International Equity Index Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco Advisers, Inc.) — Seeks to achieve capital growth and income.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by J.P. Morgan Investment Management, Inc.) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Growth Index Portfolio (sub-advised by AllianceBernstein) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Value Index Portfolio (sub-advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

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EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/Mid Cap Index Portfolio (sub-advised by SSgA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the S&P MidCap 400 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400 Index.

EQ/Money Market Portfolio (sub-advised by The Dreyfus Corporation) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Morgan Stanley Mid Cap Growth Portfolio (sub-advised by MSIM) — Seeks to achieve capital growth.

EQ/Natural Resources PLUS Portfolio (sub-advised by AllianceBernstein and RBC Global Asset Management (U.S.) Inc. (“RBC”)) — Seeks to achieve long-term growth of capital.

EQ/Oppenheimer Global Portfolio (sub-advised by Oppenheimer) — Seeks to achieve capital appreciation.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AllianceBernstein and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Real Estate PLUS Portfolio (sub-advised by AllianceBernstein and PIMCO) — Seeks to provide long-term capital appreciation and current income.

EQ/Small Company Index Portfolio (sub-advised by AllianceBernstein) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/UBS Growth and Income Portfolio (sub-advised by UBS Global Asset Management (Americas) Inc.) — Seeks to achieve total return through capital appreciation with income as a secondary consideration.

EQ/Wells Fargo Omega Growth Portfolio (sub-advised by Wells Capital Management) — Seeks to achieve long-term capital growth.

Multimanager Aggressive Equity Portfolio (sub-advised by AllianceBernstein, ClearBridge Investments, LLC, Marsico, Scotia Institutional Asset Management US, Ltd., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., PIMCO and SSgA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Mid Cap Growth Portfolio (sub-advised by AllianceBernstein, BlackRock, Franklin Advisers and Wellington Management) — Seeks to achieve long-term growth of capital.

Multimanager Mid Cap Value Portfolio (sub-advised by BlackRock, Diamond Hill, Knightsbridge Asset Management LLC and Lord Abbett) — Seeks to achieve long-term growth of capital.

Multimanager Technology Portfolio (sub-advised by Allianz Global Investors U.S. LLC, SSgA FM and Wellington Management) — Seeks to achieve long-term growth of capital.

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The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by Exchange Traded Funds (“ETFs”)) listed on national securities exchanges are valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

Convertible bonds and unlisted convertible preferred stocks are valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

Options that are traded on an exchange are valued at their last sale price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

Corporate and Municipal bonds and notes may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities. The pricing service may utilize many factors in making evaluations, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds and notes are valued at a bid price estimated by a broker.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end mutual funds (other than ETFs) held by a Portfolio will be valued at the net asset value of the shares of such funds as described in these funds’ prospectuses.

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Futures contracts are valued at their last settlement price or, if there is no sale, at the latest available bid price.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available.

Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world in making evaluations.

During the year ended December 31, 2014, each of the AXA/Morgan Stanley Mid Cap Growth Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Core Bond Portfolio and Multimanager Technology Portfolio held forward foreign currency contracts to either gain exposure to certain currencies, or enter into an economic hedge against changes in the values of securities held in the Portfolio, that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward currency exchange transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

If market quotations are not readily available for a security or other financial instruments, such securities and instruments shall be referred to the Trust’s Valuation Committee (“Committee”), who will value the assets in good faith pursuant to procedures adopted by the Board of Trustees (“Pricing Procedures”) of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the net asset values (“NAVs”) of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, FMG LLC (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from FMG LLC.

Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of a Portfolio’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets

•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2014, is included in the Portfolios of Investments. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level. The Portfolios’ policy is to recognize

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transfers into and transfers out of the valuation levels as of the end of the reporting period. Transfers between levels are included after the Summary of Level 1, Level 2 and Level 3 inputs, following the Portfolio of Investments for each Portfolio. Transfers between levels may be due to a decline or an increase in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available market inputs to determine price.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in aggregate, that is significant to the fair value measurement.

The Committee meets and reviews reports based on the valuation technique used to value each particular Level 3 security. In connection with this review, the Committee obtains, when available, updates from its pricing vendors and Sub- Advisers for each fair valued security. For example, with respect to model driven prices, the Committee receives a report regarding a review and recalculation of pricing models and related discounts. For securities valued based on broker quotes, the Committee evaluates variances between existing broker quotes and any alternative broker quotes provided by an Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in fair valuation, the Secretary of the Committee performs an independent verification and additional research for all fair value notifications received from its pricing agent. Among other factors, particular areas of focus include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data and actions taken by other clients of the pricing vendor. The Committee also notes the materiality of holdings and price changes on Portfolio NAVs.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Manager deems that the particular event or circumstance would materially affect such Portfolio’s net asset value. The value and percentage, based on Total Investments, of the investments that applied these procedures on December 31, 2014 are as follows:

Portfolios:	Market Value:	Percentage of Total Investments
AXA Global Equity Managed Volatility	$1,107,297,026	55.4%
AXA International Core Managed Volatility	1,202,390,017	75.9
AXA International Value Managed Volatility	911,073,735	98.6
AXA Large Cap Core Managed Volatility	14,299,087	0.6
AXA Large Cap Growth Managed Volatility	7,241,994	0.2
AXA Large Cap Value Managed Volatility	22,193,794	0.4
AXA Mid Cap Value Managed Volatility	24,290,466	1.3
AXA SmartBeta Equity	4,552,057	36.5
AXA/Franklin Balanced Managed Volatility	22,056,301	1.8

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Portfolios:	Market Value:	Percentage of Total Investments
AXA/Franklin Small Cap Value Managed Volatility	$2,919,825	1.0%
AXA/Horizon Small Cap Value	174,403	0.1
AXA/Morgan Stanley Small Cap Growth	3,332,071	1.3
AXA/Mutual Large Cap Equity Managed Volatility	54,148,682	9.3
AXA/Templeton Global Equity Managed Volatility	356,358,772	50.5
AXA International Managed Volatility	752,735,876	100.0
ATM International Managed Volatility	1,264,575,745	100.0
EQ/AllianceBernstein Dynamic Wealth Strategies	265,265,827	16.3
EQ/Emerging Markets Equity PLUS	10,545,022	29.6
EQ/GAMCO Mergers and Acquisitions	18,077,762	6.6
EQ/GAMCO Small Company Value	61,331,558	2.1
EQ/International Equity Index	1,600,735,928	99.9
EQ/Invesco Comstock	1,562,016	0.7
EQ/MFS International Growth	982,024,474	83.9
EQ/Morgan Stanley Mid Cap Growth	7,016,308	0.7
EQ/Natural Resources PLUS	6,255,911	32.8
EQ/Oppenheimer Global	73,071,356	48.7
EQ/Real Estate PLUS	8,178,426	27.6
EQ/T. Rowe Price Growth Stock	13,979,801	2.0
Multimanager Mid Cap Growth	1,140,192	0.7
Multimanager Mid Cap Value	601,618	0.3
Multimanager Technology	23,830,190	3.0

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized gains in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2014. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

Offering costs incurred during the year ended December 31, 2013 by the Portfolios shown below were:

Portfolios:	Amount
All Asset Aggressive-Alt 50	$43,297
All Asset Aggressive-Alt 75	43,159
EQ/Energy ETF	43,408
EQ/Low Volatility Global ETF	43,271
AXA SmartBeta Equity	43,292
EQ/AllianceBernstein Short Duration Government Bond	1,359
EQ/Convertible Securities	43,154
EQ/Emerging Markets PLUS	19,011
EQ/High Yield Bond	19,011
EQ/Natural Resources PLUS	19,011
EQ/PIMCO Global Real Return	19,610
EQ/Real Estate PLUS	19,610

Offering costs incurred during the year ended December 31, 2014 by the Portfolios shown below were:

Portfolios:	Amount
AXA/Horizon Small Cap Value	$23,569
AXA/Lord Abbett Micro Cap	23,427
AXA/Morgan Stanley Small Cap Growth	23,427
AXA/Pacific Global Small Cap Value	23,427
Multimanager Aggressive Equity	23,387
Multimaanger Core Bond	23,387
Multimanager Mid Cap Growth	23,387
Multimanager Mid Cap Value	23,387
Multimanager Technology	23,387

Offering costs are amortized by the Portfolios over a twelve-month period on a straight-line basis.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) market value of investment securities, other assets and liabilities — at the valuation date.

(ii) purchases and sales of investment securities, income and expenses — at the date of such transactions.

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net currency gains or losses realized and unrealized as a result of differences between interest or dividends, withholding taxes, security payables/receivables, forward foreign currency exchange contracts and foreign cash recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions and foreign currency translations in the realized and unrealized gains and losses section, respectively, of the Statements of Operations. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

Taxes:

The Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Portfolios did not incur any interest or penalties. Each of the tax years in the four year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market Portfolio declares and distributes daily and Multimanager Core Bond Portfolio declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to Post-October Loss Deferrals (EQ/Emerging Markets Equity PLUS Portfolio, EQ/High Yield Bond Portfolio and EQ/MFS International Growth Portfolio), Capital Loss Carryovers (AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Common Stock Index Portfolio, EQ/Core Bond Index Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Mid Cap Index Portfolio, EQ/Oppenheimer Global Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/T. Rowe Price Growth Stock Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio and Multimanager Mid Cap Value Portfolio) Mark to Market of Forward Foreign Currency Contracts (EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio), Mark to Market of Futures Contracts (AXA International Core Managed Volatility

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Portfolio, AXA International Value Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio and ATM Small Cap Managed Volatility Portfolio), Deferral of Losses on Offsetting Positions (AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio and Multimanager Core Bond Portfolio), Wash Sale Loss Deferrals (AXA International Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Lord Abbett Micro-Cap Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, EQ/BlackRock Basic Value Equity Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Invesco Comstock Portfolio, EQ/Large Cap Value Index Portfolio, EQ/MFS International Growth Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/Real Estate PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Technology Portfolio), Partnership Basis Adjustments (All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio and AXA/Horizon Small Cap Value Portfolio), Loss Deferrals Due to Investments in Affiliated Fund of Fund Investments (All Asset Growth-Alt 20 Portfolio and AXA/Franklin Templeton Allocation Portfolio). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. Capital and net specified losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. The tax composition of distributed and undistributed income and gains for the years ended December 31, 2014 and December 31, 2013, were as follows:

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
All Asset Moderate Growth-Alt 15	$294,762	$104,149	$3,090	$242,354	$100,757	$13,388	$1,195	$73,657
All Asset Growth-Alt 20	4,294,195	7,178,979	1,762,231	2,854,533	7,452,302	12,560,820	286,983	7,167,237
All Asset Aggressive-Alt 25	275,663	119,676	3,560	348,658	91,217	11,250	1,439	87,730
All Asset Aggressive-Alt 50	122,219	—	1,117	68,009	68,345	40,839	—	4,227
All Asset Aggressive-Alt 75	141,745	—	1,291	27,543	70,244	23,522	—	—
AXA Ultra Conservative Strategy	38,184	24,769	507	14,589	29,055	2,446	2,048	20,308
AXA Conservative Strategy	5,686,691	5,138,631	369,724	85,678	7,369,517	1,271,798	189,991	5,135,395
AXA Conservative Growth Strategy	13,525,258	16,243,533	58,678	7,066,988	17,753,724	3,255,566	597,782	16,084,760
AXA Balanced Strategy	32,523,425	45,951,367	59,821	19,579,003	42,808,562	8,378,382	955,708	41,851,661
AXA Moderate Growth Strategy	75,354,303	121,672,567	189,272	49,076,476	104,261,239	22,666,997	2,999,703	108,215,604
AXA Growth Strategy	43,167,564	69,351,236	—	30,831,181	53,753,605	9,713,045	106,547	57,454,503
AXA Aggressive Strategy	22,983,565	27,898,031	—	16,863,625	19,083,789	1,740,272	109,055	20,560,212
AXA/Franklin Templeton Allocation Managed Volatility	24,263,499	4,716,388	75,338	2,035,209	16,106,544	—	—	—
EQ/Energy ETF	115,444	—	—	—	32,684	—	—	—

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/International ETF	$2,787,857	$54,525,984	$—	$—	$4,311,080	$14,010,222	$—	$49,953,520
EQ/Low Volatility Global ETF	165,326	201	1,154	8,692	55,887	158	—	—
AXA Global Equity Managed Volatility	24,099,419	—	—	—	21,301,320	—	—	—
AXA International Core Managed Volatility	28,510,953	—	245,433	—	17,115,733	—	—	—
AXA International Value Managed Volatility	20,696,788	—	57,819	—	14,955,307	—	308,044	—
AXA Large Cap Core Managed Volatility	45,690,674	97,236,258	—	14,124,780	50,972,756	53,979,596	24,258,448	16,347,368
AXA Large Cap Growth Managed Volatility	13,129,339	219,901	—	18,451,634	10,931,373	—	—	—
AXA Large Cap Value Managed Volatility	81,461,642	—	—	—	55,520,966	—	—	—
AXA Mid Cap Value Managed Volatility	13,478,112	—	—	—	11,227,652	—	—	—
AXA SmartBeta Equity	318,183	—	1,360	16	25,469	—	—	—
AXA/Franklin Balanced Managed Volatility	34,060,571	—	—	—	32,030,339	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	518,487	—	—	—	906,811	—	—	—
AXA/Horizon Small Cap Value	1,163,792	3,490,034	—	—	—	—	—	—
AXA/Loomis Sayles Growth	6,859,815	54,834,224	1,001,639	81,171	2,910,443	25,688,156	1,512,799	1,003,050
AXA/Lord Abbett Micro Cap	—	—	—	1,514,414	—	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	8,493,201	—	16,246	—	—	—	—
AXA/Mutual Large Cap Equity Managed Volatility	13,993,407	—	1,087,515	—	6,148,113	—	391,197	—
AXA/Pacific Global Small Cap Value	781,352	3,408,257	—	263,568	—	—	—	—
AXA/Templeton Global Equity Managed Volatility	13,857,764	—	—	—	7,799,770	—	—	—
AXA 500 Managed Volatility	129,091,431	118,926,665	14,934,450	21,856,944	143,221,878	174,559,875	25,778,613	37,982,248
AXA 400 Managed Volatility	14,159,010	18,543,224	587,402	4,186,582	9,022,260	17,851,837	2,730,217	4,171,143
AXA 2000 Managed Volatility	48,157,313	79,502,487	7,184,882	13,347,125	66,751,072	114,074,488	17,119,328	24,613,767
AXA International Managed Volatility	34,335,590	7,659,095	19,876,737	2,938,873	68,818,713	24,843,750	3,941,400	5,635,630

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
ATM International Managed Volatility	$64,059,274	$24,281,383	$434,931	$—	$129,877,927	$42,143,011	$—	$—
ATM Large Cap Managed Volatility	134,409,796	317,826,550	14,978,402	72,676,840	207,545,988	334,922,131	38,472,165	78,512,489
ATM Mid Cap Managed Volatility	5,804,478	44,983,022	794,640	7,107,733	23,096,739	57,013,679	2,154,162	9,423,341
ATM Small Cap Managed Volatility	18,553,303	84,328,021	3,670,462	19,976,710	69,585,342	148,998,406	13,342,127	32,935,790
EQ/AllianceBernstein Dynamic Wealth Strategies	24,523,660	7,719,556	5,697,722	47,852	24,347,575	18,338,540	6,472,178	4,262,914
EQ/AllianceBernstein Short Duration Government Bond	—	—	—	—	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	14,126,682	212,549,081	10,538	27,489,129	30,157,196	174,779,751	3,145,869	18,104,830
EQ/BlackRock Basic Value Equity	22,150,561	—	840,305	—	26,583,332	—	38,611	—
EQ/Boston Advisors Equity Income	19,981,552	74,592,819	289,885	15,081,942	32,316,286	71,250,649	3,855,933	5,064,542
EQ/Calvert Socially Responsible	977,375	1,061,137	28,244	106,854	813,721	—	12,336	—
EQ/Capital Guardian Research	2,501,712	—	—	—	4,761,913	—	—	—
EQ/Common Stock Index	69,508,039	—	—	—	67,518,170	—	—	—
EQ/Convertible Securities	754,888	6,157	141,213	160,611	113,791	—	10,026	—
EQ/Core Bond Index	128,374,779	—	—	—	108,281,458	—	—	—
EQ/Emerging Markets Equity PLUS	429,982	49,905	13,255	—	130,101	—	—	—
EQ/Equity 500 Index	65,420,171	48,085,620	883,581	4,943,411	53,780,629	—	2,963,955	—
EQ/GAMCO Mergers and Acquisitions	4,629,779	6,693,645	590,952	337,696	11,092,384	3,149,297	683,433	322,704
EQ/GAMCO Small Company Value	7,675,800	99,648,881	—	31,485,176	14,316,974	128,817,760	—	17,520,492
EQ/Global Bond PLUS	6,052,104	1,438,262	360,843	220,142	4,198,396	4,121,441	1,531,384	264,101
EQ/High Yield Bond	7,758,079	—	76,291	—	3,188,346	—	—	—
EQ/Intermediate Government Bond	53,416,265	4,724,067	—	755,782	35,073,719	—	—	—
EQ/International Equity Index	53,376,348	—	135,689	—	37,218,568	—	—	—
EQ/Invesco Comstock	3,242,041	—	735,010	—	2,491,223	—	2,853	—
EQ/JPMorgan Value Opportunities	1,662,124	—	—	—	2,609,701	—	48,883	—
EQ/Large Cap Growth Index	18,781,557	136,328,262	1,513,356	4,866,913	12,626,621	58,341,196	—	11,187,616

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

	Year Ended December 31, 2014				Year Ended December 31, 2013
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains
EQ/Large Cap Value Index	$8,845,987	$—	$—	$—	$7,005,337	$—	$—	$—
EQ/MFS International Growth	22,025,897	41,011,889	3,100,404	—	13,919,298	12,867,919	63,240	6,941,540
EQ/Mid Cap Index	12,658,355	—	—	—	11,293,781	—	—	—
EQ/Money Market	3,774	—	5,751	—	8,493	—	1,406	—
EQ/Morgan Stanley Mid Cap Growth	4,151,382	127,706,702	—	10,944,334	17,698,753	46,898,422	3,757,465	16,583,598
EQ/Natural Resources PLUS	402,469	110,885	—	—	267,942	—	—	—
EQ/Oppenheimer Global	761,094	—	195,771	—	2,656,926	—	99,333	—
EQ/PIMCO Global Real Return	1,552,043	—	701,239	—	53,173	—	9,825	—
EQ/PIMCO Ultra Short Bond	11,832,945	—	—	—	21,231,855	—	690,806	—
EQ/Quality Bond PLUS	18,365,129	—	2,115,758	—	6,665,889	—	2,136,383	—
EQ/Real Estate PLUS	1,862,301	10,249	173,638	40,359	252,479	—	—	—
EQ/Small Company Index	7,975,776	84,123,150	—	3,506,434	11,472,062	71,810,611	—	5,240,420
EQ/T. Rowe Price Growth Stock	—	—	—	—	—	—	—	—
EQ/UBS Growth and Income	525,536	20,444	—	1,552,677	749,617	—	—	—
EQ/Wells Fargo Omega Growth	11,330,033	38,967,010	677,139	8,684,869	27,200,083	61,831,752	4,429,282	6,546,845
Multimanager Aggressive Equity	1,105,639	—	95,235	—	1,183,430	—	—	—
Multimanager Core Bond	22,129,339	—	1,516,443	—	25,012,231	529,281	8,764,758	—
Multimanager Mid Cap Growth	2,968,037	16,209,448	143,709	3,052,474	5,352,941	43,523,700	536,841	2,621,951
Multimanager Mid Cap Value	1,177,443	—	—	—	1,020,709	—	—	—
Multimanager Technology	5,128,599	51,559,120	437,929	11,663,549	—	—	—	—
The following Portfolios had a Return of Capital during the year ended December 31, 2014:

Portfolios:	Return of Capital
EQ/Energy ETF	$11,226
EQ/International ETF	86,938
AXA/Horizon Small Cap Value	268,434

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2013:

Portfolios:	Return of Capital
All Asset Aggressive-Alt 75	$15,951
EQ/Energy ETF	53,617
EQ/Low Volatility Global ETF	31,641
AXA SmartBeta Equity	40,970
EQ/Emerging Markets Equity PLUS	14,446
EQ/Real Estate PLUS	157,676

1316

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Permanent book and tax differences relating to shareholder distributions resulted in reclassifications to undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2014 as follows:

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
All Asset Moderate Growth-Alt 15	$74,624	$(58,786)	$(15,838)
All Asset Growth-Alt 20	1,128,757	(1,128,757)	—
All Asset Aggressive-Alt 25	71,513	(55,665)	(15,848)
All Asset Aggressive-Alt 50	59,784	7,024	(66,808)
All Asset Aggressive-Alt 75	67,463	(470)	(66,993)
AXA Ultra Conservative Strategy	12,531	(12,531)	—
AXA Conservative Strategy	2,119,252	(2,119,252)	—
AXA Conservative Growth Strategy	7,219,163	(7,219,163)	—
AXA Balanced Strategy	19,919,488	(19,919,488)	—
AXA Moderate Growth Strategy	50,050,825	(50,050,825)	—
AXA Growth Strategy	31,051,830	(31,051,830)	—
AXA Aggressive Strategy	16,530,954	(16,524,768)	(6,186)
AXA/Franklin Templeton Allocation Managed Volatility	(136,808)	136,808	—
EQ/Energy ETF	36,134	(303)	(35,831)
EQ/International ETF	32,547	(32,547)	—
EQ/Low Volatility Global ETF	43,538	(7,505)	(36,033)
AXA Global Equity Managed Volatility	(3,765,008)	4,063,570	(298,562)
AXA International Core Managed Volatility	(3,930,863)	(1,051,899,669)	1,055,830,532
AXA International Value Managed Volatility	(2,342,431)	2,342,431	—
AXA Large Cap Core Managed Volatility	(138,823)	(217,455,333)	217,594,156
AXA Large Cap Growth Managed Volatility	269,838	(304,387,515)	304,117,677
AXA Large Cap Value Managed Volatility	1,664,913	(414,923,759)	413,258,846
AXA Mid Cap Value Managed Volatility	1,562,482	117,903	(1,680,385)
AXA SmartBeta Equity	34,995	1,686	(36,681)
AXA/Franklin Balanced Managed Volatility	103,259	378,857	(482,116)
AXA/Franklin Small Cap Value Managed Volatility	32,519	209,986	(242,505)
AXA/Horizon Small Cap Value	(1,228,068)	910,415	317,653
AXA/Loomis Sayles Growth	—	—	—
AXA/Lord Abbett Micro Cap	253,179	(381,644)	128,465
AXA/Morgan Stanley Small Cap Growth	1,003,147	(370,837)	(632,310)
AXA/Mutual Large Cap Equity Managed Volatility	(2,647,412)	2,647,411	1
AXA/Pacific Global Small Cap Value	250,678	(304,574)	53,896
AXA/Templeton Global Equity Managed Volatility	(628,388)	941,574	(313,186)
AXA 500 Managed Volatility	(493,580)	493,580	—
AXA 400 Managed Volatility	118,275	(118,275)	—
AXA 2000 Managed Volatility	710,914	(707,732)	(3,182)
AXA International Managed Volatility	(4,970,270)	4,998,056	(27,786)
ATM International Managed Volatility	(12,712,983)	12,716,649	(3,666)
ATM Large Cap Managed Volatility	(301,245)	301,243	2
ATM Mid Cap Managed Volatility	73,179	(73,179)	—
ATM Small Cap Managed Volatility	328,301	(326,911)	(1,390)

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December 31, 2014

Portfolios:	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
EQ/AllianceBernstein Dynamic Wealth Strategies	$11,584,795	$(11,584,073)	$(722)
EQ/AllianceBernstein Short Duration Government Bond	4,309,350	(551,232)	(3,758,118)
EQ/AllianceBernstein Small Cap Growth	494,589	(492,427)	(2,162)
EQ/BlackRock Basic Value Equity	(38,611)	67,644	(29,033)
EQ/Boston Advisors Equity Income	143,644	(133,745)	(9,899)
EQ/Calvert Socially Responsible	6,106	1,276	(7,382)
EQ/Capital Guardian Research	(14,271)	242,685	(228,414)
EQ/Common Stock Index	454,827	2,603,162	(3,057,989)
EQ/Convertible Securities	93,247	(56,027)	(37,220)
EQ/Core Bond Index	372,172	(29,786)	(342,386)
EQ/Emerging Markets Equity PLUS	360	2,694	(3,054)
EQ/Equity 500 Index	(353,452)	353,452	—
EQ/GAMCO Mergers and Acquisitions	593,721	(593,653)	(68)
EQ/GAMCO Small Company Value	489,630	(483,803)	(5,827)
EQ/Global Bond PLUS	(3,034,564)	3,034,564	—
EQ/High Yield Bond	214,964	(212,933)	(2,031)
EQ/Intermediate Government Bond	227,163	(227,163)	—
EQ/International Equity Index	(372,529)	383,529	(11,000)
EQ/Invesco Comstock	1,852,167	(543,511,623)	541,659,456
EQ/JPMorgan Value Opportunities	24,378	(7,495)	(16,883)
EQ/Large Cap Growth Index	59,975	(59,975)	—
EQ/Large Cap Value Index	331,905	73,984	(405,889)
EQ/MFS International Growth	(215,745)	215,743	2
EQ/Mid Cap Index	2,551,447	16,273	(2,567,720)
EQ/Money Market	1,176	(1,176)	—
EQ/Morgan Stanley Mid Cap Growth	5,309,733	(128,588)	(5,181,145)
EQ/Natural Resources PLUS	6,968	1,256	(8,224)
EQ/Oppenheimer Global	(29,588)	29,590	(2)
EQ/PIMCO Global Real Return	1,118,136	(1,116,041)	(2,095)
EQ/PIMCO Ultra Short Bond	4,072,127	(3,902,748)	(169,379)
EQ/Quality Bond PLUS	2,252,526	(2,252,526)	—
EQ/Real Estate PLUS	943,746	(938,403)	(5,343)
EQ/Small Company Index	52,565	(50,394)	(2,171)
EQ/T. Rowe Price Growth Stock	2,303,335	22,899	(2,326,234)
EQ/UBS Growth and Income	2,762	18,527	(21,289)
EQ/Wells Fargo Omega Growth	1,616,169	(1,616,169)	—
Multimanager Aggressive Equity	(117,810)	287,809	(169,999)
Multimanager Core Bond	2,151,374	(2,138,495)	(12,879)
Multimanager Mid Cap Growth	970,291	(959,944)	(10,347)
Multimanager Mid Cap Value	81,512	183,874	(265,386)
Multimanager Technology	1,801,084	(1,704,666)	(96,418)

The significant permanent book and tax differences related to the adjustments above are related to Reclassification of Gains and Losses from Foreign Currency Transactions (ATM International Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Invesco Comstock Portfolio, EQ/PIMCO Global Real Return Portfolio and EQ/Real Estate PLUS Portfolio), Swap Realized Gain/Loss Reset Payments (EQ/Real Estate PLUS Portfolio), Ordinary Loss Netting to Reduce Short-Term Capital Gains (Multimanager Mid Cap Growth Portfolio), Short-Term Capital Gain Distributions Received from Fund of Fund Investments (All Asset Aggressive-Alt 75 Portfolio, AXA Conservative Growth Strategy Portfolio, AXA Balanced Strategy Portfolio, AXA

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December 31, 2014

Moderate Growth Strategy Portfolio, AXA Growth Strategy Portfolio and AXA Aggressive Strategy Portfolio), Losses on Offsetting Positions from Target Portfolios (AXA International Core Managed Volatility Portfolio), Capital Loss Carryovers from Target Portfolios (AXA International Core Managed Volatility Portfolio AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio and EQ/Invesco Comstock Portfolio), Non-Deductible Offering Costs (All Asset Aggressive-Alt 50 Portfolio, All Asset Aggressive-Alt 75 Portfolio and EQ/Energy ETF Portfolio), Partnership Basis Adjustments Related to the Conversion (AXA/Horizon Small Cap Value Portfolio), Return of Capital (All Asset Aggressive-Alt 50 Portfolio and All Asset Aggressive-Alt 75 Portfolio), Distribution Redesignations (All Asset Aggressive-Alt 50 Portfolio and All Asset Aggressive-Alt 75 Portfolio) and Wash Sales Disallowed from Target Portfolio (EQ/Invesco Comstock Portfolio).

Net Capital losses and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolios’ next taxable year. For the year ended December 31, 2014, the Portfolios deferred to January 1, 2015 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
All Asset Moderate Growth-Alt 15	$—	$—	$—
All Asset Growth-Alt 20	—	—	—
All Asset Aggressive-Alt 25	—	—	—
All Asset Aggressive-Alt 50	—	—	—
All Asset Aggressive-Alt 75	—	—	—
AXA Ultra Conservative Strategy	—	—	—
AXA Conservative Strategy	—	—	—
AXA Conservative Growth Strategy	—	—	—
AXA Balanced Strategy	—	—	—
AXA Moderate Growth Strategy	—	—	—
AXA Growth Strategy	—	—	—
AXA Aggressive Strategy	—	—	—
AXA/Franklin Templeton Allocation Managed Volatility	—	—	—
EQ/Energy ETF	—	111	73
EQ/International ETF	—	—	—
EQ/Low Volatility Global ETF	—	—	—
AXA Global Equity Managed Volatility	720,598	—	—
AXA International Core Managed Volatility	2,496,976	—	—
AXA International Value Managed Volatility	931,304	—	—
AXA Large Cap Core Managed Volatility	35,216	—	—
AXA Large Cap Growth Managed Volatility	9,698	—	—
AXA Large Cap Value Managed Volatility	41,813	—	—
AXA Mid Cap Value Managed Volatility	—	—	—
AXA SmartBeta Equity	1,513	4,327	3,173
AXA/Franklin Balanced Managed Volatility	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	—	—	—
AXA/Horizon Small Cap Value	—	—	—
AXA/Loomis Sayles Growth	—	—	—
AXA/Lord Abbett Micro Cap	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	1,545,099	(1,235,483)
AXA/Mutual Large Cap Equity Managed Volatility	—	—	—
AXA/Pacific Global Small Cap Value	—	81,945	—
AXA/Templeton Global Equity Managed Volatility	443,871	—	—
AXA 500 Managed Volatility	—	—	—
AXA 400 Managed Volatility	—	—	—

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December 31, 2014

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
AXA 2000 Managed Volatility	$—	$—	$—
AXA International Managed Volatility	2,508,260	—	—
ATM International Managed Volatility	3,134,784	—	—
ATM Large Cap Managed Volatility	—	—	—
ATM Mid Cap Managed Volatility	—	—	—
ATM Small Cap Managed Volatility	—	—	—
EQ/AllianceBernstein Dynamic Wealth Strategies	—	(635,856)	758,068
EQ/AllianceBernstein Short Duration Government Bond	—	86,256	281,834
EQ/AllianceBernstein Small Cap Growth	—	6,214,406	—
EQ/BlackRock Basic Value Equity	—	895,830	—
EQ/Boston Advisors Equity Income	—	—	—
EQ/Calvert Socially Responsible	—	—	—
EQ/Capital Guardian Research	—	—	—
EQ/Common Stock Index	—	—	—
EQ/Convertible Securities	—	56,553	—
EQ/Core Bond Index	—	—	—
EQ/Emerging Markets Equity PLUS	356	224,472	317,335
EQ/Equity 500 Index	—	—	—
EQ/GAMCO Mergers and Acquisitions	—	—	—
EQ/GAMCO Small Company Value	153,421	—	—
EQ/Global Bond PLUS	1,357,492	—	—
EQ/High Yield Bond	—	929,980	5,462
EQ/Intermediate Government Bond	—	—	—
EQ/International Equity Index	1,061,169	2,737,333	325,374
EQ/Invesco Comstock	—	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Value Index	5,235	—	—
EQ/MFS International Growth	174,601	1,603,112	13,814,089
EQ/Mid Cap Index	—	—	—
EQ/Money Market	—	—	—
EQ/Morgan Stanley Mid Cap Growth	—	—	—
EQ/Natural Resources PLUS	1,437	66,195	23,413
EQ/Oppenheimer Global	16,409	146,177	—
EQ/PIMCO Global Real Return	—	(188,881)	281,252
EQ/PIMCO Ultra Short Bond	—	(404,660)	2,064,049
EQ/Quality Bond PLUS	—	(1,010,294)	2,468,247
EQ/Real Estate PLUS	—	(41,219)	74,275
EQ/Small Company Index	—	—	—
EQ/T. Rowe Price Growth Stock	336	635,721	—
EQ/UBS Growth and Income	—	—	—
EQ/Wells Fargo Omega Growth	—	—	—
Multimanager Aggressive Equity	597	—	—
Multimanager Core Bond	—	(376,314)	622,429
Multimanager Mid Cap Growth	—	—	—
Multimanager Mid Cap Value	—	—	—
Multimanager Technology	29,296	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Mod Act”), net capital losses recognized by the Portfolios after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the RIC Mod Act, net capital losses incurred by the Portfolios were carried forward for up to eight years and

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December 31, 2014

treated as 100% short-term. The RIC Mod Act requires that post-enactment net capital losses be used before pre-enactment net capital losses, therefore some net capital loss carryforwards that would have been utilized under prior law may expire unused. Pre-enactment and post-enactment net capital losses that will be carried forward, if any, are presented in the table below.

The following Portfolios have capital loss carryforward amounts from prior to the RIC Mod Act available for use and utilized during 2014 as follows:

	Expiring
Portfolios:	2015	2016	2017	2018	Total	Utilized
AXA Global Equity Managed Volatility	$—	$—	$305,988,553	$—	$305,988,553	$123,505,054
AXA International Core Managed Volatility	25,869,323	971,754,608	199,633,279	41,253,569	1,238,510,779	64,533,265
AXA International Value Managed Volatility	—	229,755,431	344,845,998	106,075,604	680,677,033	—
AXA Large Cap Core Managed Volatility	—	95,249,044	—	—	95,249,044	108,914,484
AXA Large Cap Growth Managed Volatility	—	51,706,306	—	—	51,706,306	421,098,958
AXA Large Cap Value Managed Volatility	—	195,062,554	817,024,616	—	1,012,087,170	356,831,097
AXA Mid Cap Value Managed Volatility	—	—	175,451,553	67,567,857	243,019,410	217,403,924
AXA/Franklin Balanced Managed Volatility	—	—	70,395,607	—	70,395,607	72,186,225
AXA/Franklin Small Cap Value Managed Volatility	—	—	56,168,949	—	56,168,949	40,721,261
AXA/Mutual Large Cap Equity Managed Volatility	—	—	42,640,058	—	42,640,058	52,254,648
AXA/Templeton Global Equity Managed Volatility	—	—	56,917,538	—	56,917,538	42,413,437
EQ/BlackRock Basic Value Equity	—	—	693,352,714	—	693,352,714	187,657,790
EQ/Capital Guardian Research	—	—	56,407,694	—	56,407,694	52,581,275
EQ/Calvert Socially Responsible	—	—	—	—	—	2,369,961
EQ/Common Stock Index	—	—	1,418,665,046	—	1,418,665,046	270,523,389

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December 31, 2014

	Expiring
Portfolios:	2015	2016	2017	2018	Total	Utilized
EQ/Core Bond Index	$—	$55,362,012	$201,163,515	$—	$256,525,527	$8,950,838
EQ/International Equity Index	—	—	685,851,337	2,618,169	688,469,506	3,258,316
EQ/Invesco Comstock	—	513,996,168	12,905,535	—	526,901,703	45,868,504
EQ/JPMorgan Value Opportunities	—	—	43,997,763	—	43,997,763	21,438,816
EQ/Large Cap Value Index	—	15,344,929	5,829,746	—	21,174,675	20,310,553
EQ/Mid Cap Index	—	—	201,541,092	—	201,541,092	134,473,977
EQ/Oppenheimer Global	—	4,456,246	11,003,618	3,113,370	18,573,234	—
EQ/PIMCO Ultra Short Bond	4,924,596	131,902,909	115,032,572	2,184,178	254,044,255	—
EQ/Quality Bond PLUS	—	26,889,936	118,294,631	—	145,184,567	11,571,443
EQ/T. Rowe Price Growth Stock	—	—	11,376,496	—	11,376,496	65,042,073
EQ/UBS Growth and Income	—	—	—	—	—	8,899,569
Multimanager Aggressive Equity	—	526,437,249	328,131,387	—	854,568,636	68,766,375
Multimanager Mid Cap Value	—	—	47,375,745	—	47,375,745	20,096,078
Multimanager Technology	—	—	—	—	—	7,979,932

*	Included in the capital loss carryforward amounts are the following losses acquired from the stated Portfolios as a result of a tax free reorganization that occurred during the year shown. Certain capital loss carryforwards may be subject to limitation on use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible not all of these capital losses will be available for use.

	Expiring
Portfolios:	2015	2016	2017	2018	Total	Stated Portfolio	Merger Date
AXA International Core Managed Volatility	$25,869,323	$971,754,608	$—	$—	$997,623,931	Multimanager International Equity	June 13, 2014
AXA Large Cap Core Managed Volatility	—	95,249,044	—	—	95,249,044	Multimanager Large Cap Core Equity	June 13, 2014
AXA Large Cap Growth Managed Volatility	—	51,706,306	—	—	51,706,306	EQ/Equity Growth PLUS	June 20, 2014
AXA Large Cap Value Managed Volatility	—	195,062,554	—	—	195,062,554	Multimanager Large Cap Value	June 20, 2014
EQ/Invesco Comstock	—	513,996,168	—	—	513,996,168	EQ/Davis New York Venture and EQ/Lord Abbett Large Cap Core	June 13, 2014

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December 31, 2014

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2014)	Converted to USD (as of December 31, 2014)
AXA Global Equity Managed Volatility	2,266,615,584	$35,955,196
EQ/MFS International Growth	13,447,242	213,313
EQ/Oppenheimer Global	32,109,018	509,344

The following Portfolios utilized net capital loss carryforwards during 2014 and/or have losses incurred that will be carried forward under the provisions of the Regulated Investment Company Modernization Act of 2010 as follows:

	Utilized		Losses Carried Forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
AXA/Franklin Templeton Allocation Managed Volatility	$—	$919,541	$—	$—
AXA International Value Managed Volatility	—	—	—	9,961,953
EQ/AllianceBernstein Short Duration Government Bond	—	—	2,378,879	994,588
EQ/Emerging Markets Equity PLUS	—	18,919	—	—
EQ/Intermediate Government Bond	53,701	—	—	—
EQ/International Equity Index	—	10,654,775	—	—
EQ/Natural Resources PLUS	162,749	—	—	—
EQ/Oppenheimer Global	170,462	1,495,239	1,278,734	5,865,791
EQ/PIMCO Global Real Return	—	153,334	—	23,021
EQ/PIMCO Ultra Short Bond	—	—	7,847,944	7,821,260
EQ/Quality Bond PLUS	2,523,097	—	—	—
Multimanager Core Bond	—	—	—	10,703,176

Sale-Buybacks:

The EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2014. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid to cover its obligations under sale-buyback transactions. The EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio, EQ/Real Estate PLUS Portfolio and Multimanager Core Bond Portfolio had open sale-buybacks at December 31, 2014.

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Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments.

Options:

Certain Portfolios write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those

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December 31, 2014

securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, Forward Commitments and Foreign Currency Exchange Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio used futures contracts during the year ended December 31, 2014, to equitize cash or to increase or decrease the level of equity exposure during periods when market volatility differed from specific thresholds set for each Portfolio. Information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio. The market value of investments pledged and/or cash pledged to cover margin requirements can be found in the Portfolio of Investments and/or Statement of Assets and Liabilities for each Portfolio. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

Certain Portfolios make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial

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December 31, 2014

statements. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends. The use of forward commitments may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

The Portfolios may be exposed to foreign currency risks associated with portfolio investments. During the reporting period, the Portfolios entered into certain forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge or otherwise manage these exposures. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Portfolios on a daily basis and realized gains or losses are recorded on the settlement date of a contract.

Certain Portfolios purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking to market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions in the Statements of Operations. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency exchange contracts to gain exposure to currencies. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Total Return Swap Agreements:

The EQ/Real Estate PLUS Portfolio entered into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by the Portfolio’s sub-adviser, PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared

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December 31, 2014

swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Market and Credit Risk:

Written options, futures contracts, forward commitments and forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The Portfolio bears the market risk, which arises from any changes in security values. The credit risk for futures contracts and exchange traded options is limited to failure of the exchange or board of trade which acts as the counterparty to the Portfolio’s futures transactions. Forward commitments, forward foreign currency exchange contracts and over-the-counter options are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

Offsetting Assets and Liabilities:

The Portfolios adopted Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information enables users of the Portfolios’ financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolios’ financial position.

For U.S. GAAP purposes, the Portfolios do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

Recent Accounting Standard:

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU impacts the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. This ASU is effective for interim and annual reporting periods beginning after December 15, 2014.

In July 2014, the Securities and Exchange Commission (“SEC”) passed certain Money Market reforms. This regulation mandates that institutional and prime money market funds move to a floating NAV, provides the ability for a fund’s board of directors to impose certain liquidity fees and redemption gates, and enhances Money Market reporting requirements. Management is currently evaluating the impact of applying this regulation.

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December 31, 2014

Note 2	Management of the Trust

The Trust has entered into three separate investment management agreements (the “Management Agreements”) with FMG LLC. With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements state that the Manager will, among other things: (i) have overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) select and contract with the Sub-Advisers to manage the investment operations and composition of each and every Portfolio; (iii) monitor the Sub-Advisers’ investment programs and results; (iv) oversee compliance by the Trust with various federal and state statutes; and (v) carry out the directives of the Board. With respect to the Management Agreements for the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios, the Management Agreements provide that the Manager will, among other things: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios, as applicable, in which to invest and the appropriate allocations for each Portfolio; (iii) monitor the investment programs and results; (iv) apprise the Trust of developments materially affecting the Portfolios; (v) oversee compliance by the Portfolio with various federal and state statutes; and (vi) carry out the directives of the Board. For the year ended December 31, 2014, for its services under the Management Agreements, the Manager was entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
All Asset Moderate Growth-Alt 15	0.100% of average daily net assets
All Asset Growth-Alt 20	0.100% of average daily net assets
All Asset Aggressive-Alt 25	0.100% of average daily net assets
All Asset Aggressive-Alt 50	0.100% of average daily net assets
All Asset Aggressive-Alt 75	0.100% of average daily net assets
AXA Ultra Conservative Strategy	0.100% of average daily net assets
AXA Conservative Strategy	0.100% of average daily net assets
AXA Conservative Growth Strategy	0.100% of average daily net assets
AXA Balanced Strategy	0.100% of average daily net assets
AXA Moderate Growth Strategy	0.100% of average daily net assets
AXA Growth Strategy	0.100% of average daily net assets
AXA Aggressive Strategy	0.100% of average daily net assets
AXA/Franklin Templeton Allocation Managed Volatility	0.050% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/Money Market	0.350%	0.325%	0.280%	0.270%	0.250%
EQ/PIMCO Global Real Return	0.600%	0.575%	0.550%	0.530%	0.520%
EQ/PIMCO Ultra Short Bond	0.500%	0.475%	0.450%	0.430%	0.420%

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA Global Equity Managed Volatility	0.750%	0.700%	0.675%	0.650%	0.625%
AXA SmartBeta Equity	0.700%	0.650%	0.625%	0.600%	0.575%
AXA/Franklin Balanced Managed Volatility	0.650%	0.600%	0.575%	0.550%	0.525%
AXA/Franklin Small Cap Value Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%

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December 31, 2014

	(as a percentage of average daily net assets)
Portfolios:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA/Loomis Sayles Growth	0.750%	0.700%	0.675%	0.650%	0.625%
AXA/Mutual Large Cap Equity Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%
AXA/Templeton Global Equity Managed Volatility	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/AllianceBernstein Dynamic Wealth Strategies	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/BlackRock Basic Value Equity	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/Boston Advisors Equity Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Capital Guardian Research	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/GAMCO Mergers and Acquisitions	0.900%	0.850%	0.825%	0.800%	0.775%
EQ/GAMCO Small Company Value	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Invesco Comstock	0.650%	0.600%	0.575%	0.550%	0.525%
EQ/JPMorgan Value Opportunities	0.600%	0.550%	0.525%	0.500%	0.475%
EQ/MFS International Growth	0.850%	0.800%	0.775%	0.750%	0.725%
EQ/Morgan Stanley Mid Cap Growth	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Oppenheimer Global	0.950%	0.900%	0.875%	0.850%	0.825%
EQ/T. Rowe Price Growth Stock	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/UBS Growth and Income	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/Wells Fargo Omega Growth	0.650%	0.600%	0.575%	0.550%	0.525%

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
AXA International Core Managed Volatility	0.600%	0.550%	0.525%	0.500%	0.475%
AXA International Value Managed Volatility	0.600%	0.550%	0.525%	0.500%	0.475%
AXA Large Cap Core Managed Volatility	0.500%	0.450%	0.425%	0.400%	0.375%
AXA Large Cap Growth Managed Volatility	0.500%	0.450%	0.425%	0.400%	0.375%
AXA Large Cap Value Managed Volatility	0.500%	0.450%	0.425%	0.400%	0.375%
AXA Mid Cap Value Managed Volatility	0.550%	0.500%	0.475%	0.450%	0.425%
AXA/Horizon Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Lord Abbett Micro Cap	0.850%	0.800%	0.775%	0.750%	0.725%
AXA/Morgan Stanley Small Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
AXA/Pacific Global Small Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
EQ/AllianceBernstein Small Cap Growth	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Emerging Markets Equity PLUS	0.700%	0.650%	0.625%	0.600%	0.575%
EQ/Natural Resources PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
EQ/Real Estate PLUS	0.550%	0.500%	0.475%	0.450%	0.425%
Multimanager Aggressive Equity	0.580%	0.550%	0.525%	0.500%	0.475%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Portfolio:	First $2 Billion	Next $2 Billion	Thereafter
EQ/AllianceBernstein Short Duration Government Bond	0.450%	0.430%	0.410%

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December 31, 2014

	(as a percentage of average daily net assets)
Portfolios:	First $3 Billion	Next $4 Billion	Next $3 Billion	Thereafter
AXA 500 Managed Volatility	0.450%	0.430%	0.410%	0.400%
AXA 400 Managed Volatility	0.450%	0.430%	0.410%	0.400%
AXA 2000 Managed Volatility	0.450%	0.430%	0.410%	0.400%
AXA International Managed Volatility	0.450%	0.430%	0.410%	0.400%
ATM International Managed Volatility	0.450%	0.430%	0.410%	0.400%
ATM Large Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%
ATM Mid Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%
ATM Small Cap Managed Volatility	0.450%	0.430%	0.410%	0.400%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Thereafter
EQ/Convertible Securities	0.700%	0.680%	0.660%
EQ/Global Bond PLUS	0.550%	0.530%	0.510%
EQ/High Yield Bond	0.600%	0.580%	0.560%
EQ/Quality Bond PLUS	0.400%	0.380%	0.360%
Multimanager Core Bond	0.550%	0.530%	0.510%

	(as a percentage of average daily net assets)
Portfolios:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
EQ/Energy ETF	0.500%	0.490%	0.480%	0.470%
EQ/International ETF	0.400%	0.390%	0.380%	0.370%
EQ/Low Volatility Global ETF	0.500%	0.490%	0.480%	0.470%
EQ/Calvert Socially Responsible	0.500%	0.490%	0.480%	0.470%
EQ/Common Stock Index	0.350%	0.340%	0.330%	0.320%
EQ/Core Bond Index	0.350%	0.340%	0.330%	0.320%
EQ/Equity 500 Index	0.250%	0.240%	0.230%	0.220%
EQ/Intermediate Government Bond	0.350%	0.340%	0.330%	0.320%
EQ/International Equity Index	0.400%	0.390%	0.380%	0.370%
EQ/Large Cap Growth Index	0.350%	0.340%	0.330%	0.320%
EQ/Large Cap Value Index	0.350%	0.340%	0.330%	0.320%
EQ/Mid Cap Index	0.350%	0.340%	0.330%	0.320%
EQ/Small Company Index	0.250%	0.240%	0.230%	0.220%

Prior to May 1, 2014, the management fee for the following Portfolios was the following:

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Aggressive Equity	0.600%	0.550%	0.525%	0.500%	0.475%
Multimanager Mid Cap Growth	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Mid Cap Value	0.800%	0.750%	0.725%	0.700%	0.675%
Multimanager Technology	0.950%	0.900%	0.875%	0.850%	0.825%

	(as a percentage of average daily net assets)
Portfolio:	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Multimanager Core Bond	0.550%	0.525%	0.500%	0.475%	0.450%

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December 31, 2014

On behalf of the Trust, with the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, ETF Portfolios, and the AXA Strategy Portfolios, the Manager has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers for the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Manager or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Manager pays the expenses of providing investment sub-advisory services to the Portfolios, including the fees of the Sub-Advisers of each Portfolio.

Note 3	Administrative Fees

FMG LLC serves as Administrator to the Trust. As Administrator, FMG LLC provides the Trust with necessary administrative, fund accounting, and compliance services. FMG LLC may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays FMG LLC an annual fee payable monthly as follows:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $15 billion

0.11% on the next $5 billion

0.10% on assets thereafter

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each pay the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios

0.15% on the first $15 billion

0.11% on the next $5 billion

0.10% on assets thereafter

Each All Asset Portfolio, AXA Strategy Portfolio and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio pays the greater of $32,500 per Portfolio, or its proportionate share of an asset based fee:

Total average daily net asset charge of the All Asset Portfolios, the AXA Strategy Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio

0.15% of the first $20 billion

0.125% of the next $5 billion

0.10% on assets thereafter

For all other Portfolios:

All other Portfolios each pay the greater of $30,000 per Portfolio, or its proportionate share of an asset based fee:

Total aggregated average daily net asset charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% on the next $10 billion

0.095% on assets thereafter

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*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Prior to September 1, 2014, the Administrative fee was the following:

Each Multiadviser Portfolio (excluding the Tactical Portfolios) pays an annual fixed charge of $32,500, which only applies to those Portfolios with total average net assets of less than $5 billion, plus:

Total aggregated average daily net asset charge of the Multiadviser Portfolios (excluding the Tactical Portfolios)

0.15% on the first $20 billion

0.11% on the next $5 billion

0.10% in excess of $25 billion

The EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios each pay an annual fixed charge of $32,500, which only applies to Portfolios with total average net assets of less than $5 billion, plus:

Total aggregated average daily net asset charge of EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio and the Tactical Portfolios

0.15% on the first $20 billion

0.11% on the next $5 billion

0.10% in excess of $25 billion

The All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategy Portfolios each pay an annual rate of $32,500 per Portfolio, which only applies to Portfolios with total average net assets of less than $5 billion, plus:

Total average daily net asset charge of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and AXA Strategy Portfolios

0.15% of the first $15 billion

0.125% of the next $5 billion

0.10% on assets thereafter, to be calculated on a per Portfolio basis.

For all other Portfolios:

All other Portfolios each pay an annual fixed charge of $30,000, if the Portfolio’s average net assets are less than $5 billion, plus:

Total Trust average daily net asset charge for all other Portfolios*

0.12% on the first $3 billion

0.11% on the next $3 billion

0.105% on the next $4 billion

0.10% on the next $20 billion

0.0975% in excess of $30 billion

*	With the exception of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, AXA Strategy Portfolios, Tactical Portfolios and the Multiadviser Portfolios.

Pursuant to a sub-administration arrangement with FMG LLC, the Sub-Administrator provides the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

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December 31, 2014

Note 4	Custody Fees

The Trust has entered into a Custody Agreement with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Note 5	Concentration of Credit Risk

At December 31, 2014, each of the AXA Global Equity Managed Volatility Portfolio, AXA International Core Managed Volatility Portfolio, AXA International Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio, AXA Large Cap Value Managed Volatility Portfolio, AXA Mid Cap Value Managed Volatility Portfolio, AXA/Franklin Balanced Managed Volatility Portfolio, AXA/Franklin Small Cap Value Managed Volatility Portfolio, AXA/Mutual Large Cap Equity Managed Volatility Portfolio, AXA/Templeton Global Equity Managed Volatility Portfolio, AXA 500 Managed Volatility Portfolio, AXA 400 Managed Volatility Portfolio, AXA 2000 Managed Volatility Portfolio, AXA International Managed Volatility Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Mid Cap Growth Portfolio and Multimanager Mid Cap Value Portfolio maintained significant cash balances or significant foreign currency balances with JPMorgan Chase Bank, N.A. or its affiliates. Additionally, at December 31, 2014, EQ/PIMCO Global Real Return Portfolio held significant collateral balances with BNP Paribas Securities Corp. The Portfolios are subject to credit risk arising should JPMorgan Chase Bank, N.A. or its affiliates or BNP Paribas Securities Corp. be unable to fulfill their obligations.

Note 6	Distribution Plans

The Trust has entered into distribution agreements with AXA Distributors, LLC (“AXA Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of AXA Equitable and an affiliate of FMG LLC, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 7	Expense Limitation

FMG LLC has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which a Portfolio invests and extraordinary expenses) through April 30, 2015 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”),

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pursuant to which FMG LLC has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K		Class IA+		Class IB+
AXA/Franklin Balanced Managed Volatility	1.05%		1.30%		1.30%
AXA/Franklin Small Cap Value Managed Volatility	1.05		1.30		1.30
AXA/Franklin Templeton Allocation Managed Volatility	0.15		0.40		0.40
AXA/Mutual Large Cap Equity Managed Volatility	1.05		1.30		1.30
AXA/Templeton Global Equity Managed Volatility	1.10		1.35		1.35
AXA International Core Managed Volatility	0.85		1.10		1.10
AXA International Value Managed Volatility	0.85		1.10		1.10
AXA Large Cap Core Managed Volatility	0.75		1.00		1.00
AXA Large Cap Growth Managed Volatility	0.75		1.00		1.00
AXA Large Cap Value Managed Volatility	0.75		1.00		1.00
AXA Mid Cap Value Managed Volatility	0.80		1.05		1.05
EQ/Emerging Markets Equity PLUS	1.00		N/A		1.25
EQ/Global Bond PLUS	0.75		1.00		1.00
EQ/Natural Resources PLUS	0.85		N/A		1.10
EQ/Quality Bond PLUS	0.60		0.85		0.85
EQ/Real Estate PLUS	0.85		N/A		1.10
All Asset Aggressive-Alt 25	0.40		N/A		0.65
All Asset Aggressive-Alt 50	0.40		N/A		0.65
All Asset Aggressive-Alt 75	0.40		N/A		0.65
All Asset Growth-Alt 20	0.40		0.65		0.65
All Asset Moderate Growth-Alt 15	0.40		N/A		0.65
AXA Aggressive Strategy	0.90	*	N/A		1.15	*
AXA Balanced Strategy	0.80	*	1.05	*	1.05	*
AXA Conservative Growth Strategy	0.75	*	1.00	*	1.00	*
AXA Conservative Strategy	0.70	*	0.95	*	0.95	*
AXA Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Moderate Growth Strategy	0.85	*	1.10	*	1.10	*
AXA Ultra Conservative Strategy	0.70	*	0.95	*	0.95	*
ATM International Managed Volatility	0.70		0.95		0.95
ATM Large Cap Managed Volatility	0.70		0.95		0.95
ATM Mid Cap Managed Volatility	0.70		0.95		0.95
ATM Small Cap Managed Volatility	0.70		0.95		0.95
AXA 2000 Managed Volatility	0.70		0.95		0.95
AXA 400 Managed Volatility	0.70		0.95		0.95
AXA 500 Managed Volatility	0.70		0.95		0.95
AXA International Managed Volatility	0.70		0.95		0.95
AXA SmartBeta Equity	1.00		N/A		1.25
AXA/Horizon Small Cap Value	1.00		N/A		1.25
AXA/Loomis Sayles Growth	0.90		1.15		1.15
AXA/Lord Abbett Micro Cap	1.05		N/A		1.30
AXA/Morgan Stanley Small Cap Growth	1.00		N/A		1.25
AXA/Pacific Global Small Cap Value	1.00		N/A		1.25
EQ/AllianceBernstein Dynamic Wealth Strategies	0.95		1.20		1.20
EQ/AllianceBernstein Short Duration Government Bond	0.65		0.90		0.90
EQ/BlackRock Basic Value Equity	0.70		0.95		0.95
EQ/Boston Advisors Equity Income	0.80		1.05		1.05
EQ/Calvert Socially Responsible	0.90		1.15		1.15

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Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
EQ/Capital Guardian Research	0.72%	0.97%	0.97%
EQ/Convertible Securities	1.05	N/A	1.30
EQ/Core Bond Index	0.47	0.72	0.72
EQ/Energy ETF	0.70	N/A	0.95
EQ/High Yield Bond	0.95	N/A	1.20
EQ/International ETF	0.55	0.80	0.80
EQ/Invesco Comstock	0.75	1.00	1.00
EQ/JPMorgan Value Opportunities	0.75	1.00	1.00
EQ/Low Volatility Global ETF	0.70	N/A	0.95
EQ/MFS International Growth	1.00	1.25	1.25
EQ/Morgan Stanley Mid Cap Growth	0.85	1.10	1.10
EQ/Oppenheimer Global	1.00	1.25	1.25
EQ/PIMCO Global Real Return	0.75	N/A	1.00
EQ/PIMCO Ultra Short Bond	0.60	0.85	0.85
EQ/T. Rowe Price Growth Stock	0.85	1.10	1.10
EQ/UBS Growth and Income	0.80	1.05	1.05
EQ/Wells Fargo Omega Growth	0.80	1.05	1.05
Multimanager Aggressive Equity	0.80	1.05	1.05
Multimanager Core Bond	1.00	1.25	1.25
Multimanager Mid Cap Growth	1.00	1.25	1.25
Multimanager Mid Cap Value	1.00	1.25	1.25
Multimanager Technology	1.15	1.40	1.40

*	For purposes of calculating the Maximum Annual Operating Expense Limit, the expenses of other investment companies in which the Portfolio invests are included in Fund Operating Expenses.

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Prior to May 1, 2014, the following Portfolios’ expense limitations were as follows:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
All Asset Moderate Growth-Alt 15	0.10%	N/A	0.35%
All Asset Growth-Alt 20	0.10	0.35%	0.35
All Asset Aggressive-Alt 25	0.10	N/A	0.35
All Asset Aggressive-Alt 50	0.10	N/A	0.35
All Asset Aggressive-Alt 75	0.10	N/A	0.35

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Prior to June 1, 2014, the following Portfolio’s expense limitation was as follows:

Portfolio:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
Multimanager Core Bond	0.75%	1.00%	1.00%

+	Includes amounts payable pursuant to Rule 12b-1 of the Investment Company Act of 1940.

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Effective September 1, 2014, FMG LLC has voluntarily agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class K	Class IA+	Class IB+
Multimanager Mid Cap Growth	0.90%	1.15%	1.15%
Multimanager Mid Cap Value	0.90	1.15	1.15
Multimanager Technology	1.05	1.30	1.30

FMG LLC first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse to FMG LLC the management fees waived or other expenses assumed and paid for by FMG LLC pursuant to the Expense Limitation Agreement within the prior three fiscal years, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period; and (ii) the payment of such reimbursement has been approved by the Board. Any reimbursement, called recoupment fees on the Statement of Operations, will be based on the earliest fees waived or assumed by FMG LLC. During the year ended December 31, 2014, FMG LLC received recoupment from the following portfolios:

Portfolios:	Recoupment
AXA Aggressive Strategy	$93,433
AXA Growth Strategy	57,361
AXA Moderate Growth Strategy	546,105
AXA/Loomis Sayles Growth	1,524
AXA 400 Managed Volatility	101
EQ/AllianceBernstein Dynamic Wealth Strategies	97,920
EQ/AllianceBernstein Short Duration Government Bond	6,364
EQ/Blackrock Basic Value Equity	2,232
EQ/Global Bond PLUS	7,550
EQ/High Yield Bond	67,986
EQ/International ETF	224
EQ/JPMorgan Value Opportunities	1,061
EQ/PIMCO Ultra Short Bond	12,712
EQ/Quality Bond PLUS	713,472
EQ/Wells Fargo Omega Growth	228

$1,608,273

At December 31, 2014, under the Expense Limitation Agreement, the amount that would be recoverable from each Portfolio is as follows:

Portfolios:	2015	2016	2017	Total Eligible For Reimbursement
All Asset Moderate Growth-Alt 15	$85,990	$167,382	$178,674	$432,046
All Asset Growth-Alt 20	735,137	663,051	222,411	1,620,599
All Asset Aggressive-Alt 25	85,981	143,380	185,767	415,128
All Asset Aggressive-Alt 50	—	55,927	190,188	246,115
All Asset Aggressive-Alt 75	—	56,106	188,918	245,024
AXA Ultra Conservative Strategy	103,381	111,221	95,169	309,771
AXA Conservative Strategy	473,041	605,042	608,871	1,686,954
AXA Conservative Growth Strategy	529,179	687,531	693,860	1,910,570

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Portfolios:	2015	2016	2017	Total Eligible For Reimbursement
AXA Balanced Strategy	$508,412	$622,323	$508,313	$1,639,048
AXA Growth Strategy	189,398	192,608	11,625	393,631
AXA/Franklin Templeton Allocation Managed Volatility	1,003,028	1,062,811	1,023,445	3,089,284
EQ/Energy ETF	—	53,899	106,576	160,475
EQ/International ETF	22,055	14,319	41,734	78,108
EQ/Low Volatility Global ETF	—	53,746	104,661	158,407
AXA SmartBeta Equity	—	51,496	116,456	167,952
AXA/Horizon Small Cap Value	—	—	44,491	44,491
AXA/Loomis Sayles Growth	—	—	10,042	10,042
AXA/Lord Abbett Micro Cap	—	—	83,862	83,862
AXA/Morgan Stanley Small Cap Growth	—	—	6,959	6,959
AXA/Pacific Global Small Cap Value	—	—	44,766	44,766
EQ/BlackRock Basic Value Equity	—	—	27,294	27,294
EQ/Boston Advisors Equity Income	741,563	744,800	658,889	2,145,252
EQ/Capital Guardian Research	611,901	424,079	248,422	1,284,402
EQ/Convertible Securities	—	52,486	122,075	174,561
EQ/Emerging Markets Equity PLUS	—	152,749	103,416	256,165
EQ/Global Bond PLUS	—	25,048	35,404	60,452
EQ/Invesco Comstock	151,518	134,793	99,173	385,484
EQ/JPMorgan Value Opportunities	11,848	32,927	21,672	66,447
EQ/Natural Resources PLUS	—	154,482	160,565	315,047
EQ/Oppenheimer Global	37,747	233,478	252,463	523,688
EQ/PIMCO Global Real Return	—	122,428	100,113	222,541
EQ/PIMCO Ultra Short Bond	—	—	36,513	36,513
EQ/Quality Bond PLUS	172,481	41	—	172,522
EQ/Real Estate PLUS	—	177,017	200,815	377,832
EQ/T. Rowe Price Growth Stock	—	161,070	226,315	387,385
EQ/UBS Growth and Income	206,863	163,841	132,269	502,973
Multimanager Core Bond	—	—	68,303	68,303

During the year ended December 31, 2014, FMG LLC voluntarily waived Investment Management fees for four portfolios. These amounts are as follows and are not eligible for recoupment:

Portfolios:	Voluntary Waivers
EQ/Money Market	$4,708,522
Multimanager Mid Cap Growth*	127,745
Multimanager Mid Cap Value*	171,290
Multimanager Technology	225,917

*	Prior year waivers for these Portfolio’s are ineligible for recoupment effective September 1, 2014 as the eligible recoupment amounts are not presented in the table above.

During the year ended December 31, 2014, the Distributor voluntarily waived $3,159,676 of Distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note 8	Percentage of Ownership by Affiliates

At December 31, 2014, AXA Equitable held investments in each of the Portfolios as follows:

Portfolios:	Percentage of Ownership
All Asset Aggressive-Alt 50	93.13%
All Asset Aggressive-Alt 75	89.61

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December 31, 2014

Portfolios:	Percentage of Ownership
AXA Ultra Conservative Strategy	66.03%
EQ/Energy ETF	55.94
EQ/Low Volatility Global ETF	60.68
AXA SmartBeta Equity	87.75
EQ/Convertible Securities	53.62
EQ/Emerging Markets Equity PLUS	23.67
EQ/High Yield Bond Portfolio	27.08
EQ/Natural Resources PLUS	23.19

Shares of the Portfolios may be held as underlying investments by the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio and the AXA Strategy Portfolios of the Trust and the AXA Allocation Portfolios, the Charter Allocation Portfolios and the Target Allocation Portfolios of the AXA Premier VIP Trust, a separate registered investment company managed by FMG LLC. The following tables represent the percentage of ownership that each of the All Asset Portfolios, AXA/Franklin Templeton Allocation Managed Volatility Portfolio, AXA Strategy Portfolios, AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios has in each respective Portfolio’s net assets as of December 31, 2014.

Portfolios:	All Asset Moderate Growth- Alt 15		All Asset Growth- Alt 20	All Asset Aggressive- Alt 25		All Asset Aggressive- Alt 50		All Asset Aggressive- Alt 75		AXA/Franklin Templeton Allocation Managed Volatility
AXA/Franklin Balanced Managed Volatility	—%		—%	—%		—%		—%		33.04%
AXA/Mutual Large Cap Equity Managed Volatility	—		—	—		—		—		66.91
AXA/Templeton Global Equity Managed Volatility	—		—	—		—		—		53.68
EQ/AllianceBernstein Small Cap Growth	0.05		0.89	0.08		0.01		0.01		—
EQ/BlackRock Basic Value Equity	0.05		1.15	0.08		0.01		0.01		—
EQ/Boston Advisors Equity Income	0.11		2.11	0.15		0.03		0.01		—
EQ/Emerging Markets Equity PLUS	0.50		17.81	1.14		0.21		0.07		—
EQ/GAMCO Mergers and Acquisitions	0.20		4.25	0.30		0.09		0.17		—
EQ/GAMCO Small Company Value	0.03		0.63	0.04		0.01		—	#	—
EQ/Global Bond PLUS	0.77		7.74	0.13		0.02		0.02		—
EQ/High Yield Bond	0.42		4.59	0.11		0.02		0.02		—
EQ/Intermediate Government Bond	—	#	0.04	—	#	—	#	—	#	—
EQ/International Equity Index	0.03		0.67	0.04		0.01		—	#	—
EQ/Invesco Comstock	0.36		6.97	0.52		0.08		0.04		—
EQ/MFS International Growth	0.09		1.83	0.13		0.02		0.01		—
EQ/Morgan Stanley Mid Cap Growth	—	#	0.16	0.01		—	#	—	#	—
EQ/Natural Resources PLUS	2.34		45.63	4.18		2.58		4.72		—

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Portfolios:	All Asset Moderate Growth- Alt 15	All Asset Growth- Alt 20	All Asset Aggressive- Alt 25		All Asset Aggressive- Alt 50		All Asset Aggressive- Alt 75		AXA/Franklin Templeton Allocation Managed Volatility
EQ/PIMCO Global Real Return	3.20%	35.72%	0.86%		0.11%		0.11%		—%
EQ/PIMCO Ultra Short Bond	0.04	0.42	—	#	—	#	—	#	—
EQ/Real Estate PLUS	2.00	46.14	3.25		2.60		3.63		—
EQ/T. Rowe Price Growth Stock	0.13	3.05	0.22		0.03		0.02		—
Multimanager Core Bond	0.05	0.72	0.01		—		—		—

#	Percentage of ownership is less than 0.005%.

Portfolios:	AXA Ultra Conservative Strategy	AXA Conservative Strategy	AXA Conservative Growth Strategy	AXA Balanced Strategy	AXA Moderate Growth Strategy	AXA Growth Strategy	AXA Aggressive Strategy
AXA 500 Managed Volatility	0.01%	1.52%	5.39%	14.95%	37.84%	23.90%	13.10%
AXA 400 Managed Volatility	0.01	0.78	1.70	4.90	12.38	8.44	4.14
AXA 2000 Managed Volatility	0.01	1.11	4.03	11.33	28.27	18.00	10.09
AXA International Managed Volatility	0.01	1.45	5.13	14.22	35.68	22.47	12.48
EQ/AllianceBernstein Short Duration Government Bond	—	5.51	6.83	12.18	19.92	7.99	2.75
EQ/Core Bond Index	—	2.69	3.58	6.68	11.33	4.56	1.40
EQ/Intermediate Government Bond	0.09	3.20	4.30	7.98	13.26	5.38	1.66

Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
EQ/International ETF	—%	—%	10.60%	46.72%	17.83%
AXA Global Equity Managed Volatility	0.20	0.98	7.84	10.18	3.99
AXA International Core Managed Volatility	0.30	0.81	7.56	12.04	4.66
AXA International Value Managed Volatility	0.31	0.81	5.77	11.82	6.61
AXA Large Cap Core Managed Volatility	1.06	1.62	9.14	15.56	6.48
AXA Large Cap Growth Managed Volatility	0.52	0.93	5.64	8.16	3.07
AXA Large Cap Value Managed Volatility	0.13	0.46	3.53	8.55	4.64
AXA/Franklin Small Cap Value Managed Volatility	—	1.03	13.65	27.37	11.20
AXA/Horizon Small Cap Value	—	3.55	7.88	25.06	7.34
AXA/Lord Abbett Micro Cap	0.64	1.57	16.05	41.02	18.16
AXA/Morgan Stanley Small Cap Growth	0.68	1.11	15.04	38.70	19.15

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Portfolios:	AXA Conservative Allocation	AXA Conservative- Plus Allocation	AXA Moderate Allocation	AXA Moderate- Plus Allocation	AXA Aggressive Allocation
AXA/Pacific Global Small Cap Value	—%	2.32%	10.70%	24.65%	7.14%
ATM International Managed Volatility	1.14	3.40	31.27	46.46	17.74
ATM Large Cap Managed Volatility	2.54	4.47	27.69	45.38	19.92
ATM Mid Cap Managed Volatility	2.04	4.32	30.08	43.70	19.86
ATM Small Cap Managed Volatility	0.30	3.05	24.10	53.01	19.54
EQ/AllianceBernstein Small Cap Growth	0.17	0.99	10.80	18.06	5.68
EQ/BlackRock Basic Value Equity	1.68	2.47	13.89	17.13	6.42
EQ/Boston Advisors Equity Income	3.13	3.96	24.55	30.30	11.13
EQ/Core Bond Index	4.68	3.68	18.01	12.14	1.22
EQ/GAMCO Small Company Value	0.30	0.55	4.84	6.55	3.14
EQ/Global Bond PLUS	8.28	6.62	36.75	3.19	—
EQ/High Yield Bond	4.63	4.89	19.77	8.31	0.75
EQ/Intermediate Government Bond	6.75	5.40	24.84	17.95	1.81
EQ/International Equity Index	0.04	0.19	0.81	2.38	3.40
EQ/Large Cap Growth Index	0.26	0.89	5.49	10.45	4.92
EQ/MFS International Growth	1.16	3.39	24.97	32.45	13.99
EQ/PIMCO Ultra Short Bond	11.00	8.74	39.49	27.06	2.68
EQ/Quality Bond PLUS	0.38	0.55	2.43	2.06	0.48
Multimanager Core Bond	5.66	4.55	22.55	13.98	1.49
Multimanager Mid Cap Growth	1.21	1.48	5.30	8.45	4.99
Multimanager Mid Cap Value	0.79	2.64	17.98	8.47	3.29

Portfolios:	CharterSM Fixed Income	CharterSM Conservative	CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth	CharterSM Aggressive Growth	CharterSM Equity	CharterSM Inter- national Conservative	CharterSM Inter- national Moderate	CharterSM Inter- national Growth
EQ/Energy ETF	—%	0.35%	0.92%	1.09%	3.28%	2.36%	—%	—%	—%	—%
EQ/Low Volatility Global ETF	—	1.13	2.53	2.18	2.92	1.73	1.95	0.78	1.52	2.28
AXA SmartBeta Equity	—	0.54	1.44	1.24	1.66	0.99	1.12	0.46	0.88	1.31
AXA/Horizon Small Cap Value	—	—	—	—	—	—	—	—	—	—
AXA/Lord Abbett Micro Cap	—	0.05	0.10	0.11	0.15	0.08	0.10	—	—	—
AXA/Morgan Stanley Small Cap Growth	—	—	—	—	—	—	—	—	—	—
AXA/Pacific Global Small Cap Value	—	—	—	—	—	—	—	—	—	—
EQ/AllianceBernstein Small Cap Growth	—	0.01	0.02	0.01	0.02	0.01	0.01	—	—	—
EQ/BlackRock Basic Value Equity	—	0.01	0.02	0.02	0.02	0.01	0.01	—	—	—
EQ/Boston Advisors Equity Income	—	—	—	—	—	—	—	—	—	—

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Portfolios:	CharterSM Fixed Income		CharterSM Conservative		CharterSM Moderate	CharterSM Moderate Growth	CharterSM Growth		CharterSM Aggressive Growth		CharterSM Equity	CharterSM Inter- national Conservative	CharterSM Inter- national Moderate	CharterSM Inter- national Growth
EQ/Capital Guardian Research	—%		0.07%		0.17%	0.16%	0.22%		0.13%		0.15%	—%	—%	—%
EQ/Convertible Securities	2.51		5.41		5.78	3.38	2.88		1.01		—	—	—	—
EQ/Core Bond Index	—	#	—		—	—	—		—		—	—	—	—
EQ/Emerging Markets Equity PLUS	—		0.28		0.65	0.57	0.78		0.47		0.57	0.16	0.29	0.42
EQ/GAMCO Mergers and Acquisitions	—		0.07		0.11	0.11	0.09		0.02		—	—	—	—
EQ/GAMCO Small Company Value	—		—	#	0.01	0.01	0.01		0.01		0.01	—	—	—
EQ/Global Bond PLUS	0.15		0.29		0.30	0.15	0.10		0.02		—	0.17	0.13	0.06
EQ/High Yield Bond	0.15		0.38		0.36	0.18	0.13		0.03		—	—	—	—
EQ/Intermediate Government Bond	0.01		0.01		0.01	0.01	—	#	—	#	—	—	—	—
EQ/International Equity Index	—		0.02		0.04	0.04	0.06		0.03		0.04	0.01	0.02	0.03
EQ/Invesco Comstock	—		0.06		0.13	0.12	0.17		0.10		0.12	—	—	—
EQ/MFS International Growth	—		0.02		0.04	0.04	0.05		0.03		0.03	0.01	0.02	0.03
EQ/Morgan Stanley Mid Cap Growth	—		0.02		0.05	0.04	0.06		0.03		0.04	—	—	—
EQ/Natural Resources PLUS	—		0.11		0.30	0.40	1.04		0.76		—	—	—	—
EQ/PIMCO Global Real Return	1.35		2.80		2.62	1.27	0.97		0.18		—	1.18	0.91	0.40
EQ/PIMCO Ultra Short Bond	0.03		0.05		0.05	0.03	0.02		—	#	—	—	—	—
EQ/Quality Bond PLUS	—	#	—		—	—	—		—		—	—	—	—
EQ/Real Estate PLUS	—		0.20		0.66	0.70	1.40		1.02		—	0.50	1.11	2.11
EQ/T. Rowe Price Growth Stock	—		0.02		0.04	0.04	0.05		0.03		0.04	—	—	—
EQ/Wells Fargo Omega Growth	—		0.03		0.07	0.07	0.09		0.05		0.06	—	—	—
Multimanager Core Bond	0.05		0.16		0.15	0.08	0.05		0.01		—	—	—	—
Multimanager Mid Cap Value	—		0.10		0.22	0.21	0.29		0.17		0.19	—	—	—

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Portfolios:	CharterSM Income Strategies		CharterSM Interest Rate Strategies	CharterSM Multi- Sector Bond	CharterSM Real Assets	CharterSM Small Cap Growth	CharterSM Small Cap Value	CharterSM Alternative 100 Conservative Plus	CharterSM Alternative 100 Moderate	CharterSM Alternative 100 Growth
EQ/Energy ETF	1.54%		3.21%	—%	3.31%	—%	—%	2.74%	6.28%	7.65%
EQ/Low Volatility Global ETF	—		11.12	—	—	—	—	—	—	—
AXA SmartBeta Equity	—		—	—	—	—	—	—	—	—
AXA/Horizon Small Cap Value	—		—	—	—	—	56.13	—	—	—
AXA/Lord Abbett Micro Cap	—		—	—	—	21.94	—	—	—	—
AXA/Morgan Stanley Small Cap Growth	—		—	—	—	25.30	—	—	—	—
AXA/Pacific Global Small Cap Value	—		—	—	—	—	55.17	—	—	—
EQ/AllianceBernstein Small Cap Growth	—		—	—	—	—	—	—	—	—
EQ/BlackRock Basic Value Equity	—		—	—	—	—	—	—	—	—
EQ/Boston Advisors Equity Income	0.09		0.09	—	—	—	—	—	—	—
EQ/Capital Guardian Research	—		—	—	—	—	—	—	—	—
EQ/Convertible Securities	—		3.54	—	—	—	—	3.99	3.80	2.09
EQ/Core Bond Index	—	#	—	1.85	—	—	—	—	—	—
EQ/Emerging Markets Equity PLUS	—		—	—	—	—	—	—	—	—
EQ/GAMCO Mergers and Acquisitions	—		—	—	—	—	—	0.55	0.52	0.08
EQ/GAMCO Small Company Value	—		—	—	—	—	—	—	—	—
EQ/Global Bond PLUS	0.05		0.06	—	—	—	—	—	—	—
EQ/High Yield Bond	0.17		0.05	15.96	—	—	—	—	—	—
EQ/Intermediate Government Bond	—		—	—	—	—	—	—	—	—
EQ/International Equity Index	—		—	—	—	—	—	—	—	—
EQ/Invesco Comstock	—		—	—	—	—	—	—	—	—
EQ/MFS International Growth	—		—	—	—	—	—	—	—	—
EQ/Morgan Stanley Mid Cap Growth	—		—	—	—	—	—	—	—	—
EQ/Natural Resources PLUS	0.50		1.03	—	0.99	—	—	0.86	1.92	2.39
EQ/PIMCO Global Real Return	0.43		2.28	—	3.71	—	—	—	—	—
EQ/PIMCO Ultra Short Bond	—		0.02	—	—	—	—	—	—	—
EQ/Quality Bond PLUS	0.01		—	2.99	—	—	—	—	—	—
EQ/Real Estate PLUS	1.60		1.96	—	2.17	—	—	1.43	2.98	3.13
EQ/T. Rowe Price Growth Stock	—		—	—	—	—	—	—	—	—
EQ/Wells Fargo Omega Growth	—		—	—	—	—	—	—	—	—
Multimanager Core Bond	0.09		—	—	—	—	—	—	—	—
Multimanager Mid Cap Value	—		—	—	—	—	—	—	—	—

#	Percentage of ownership is less than 0.005%.

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/International ETF	3.58%	7.43%	5.50%	4.07%
EQ/BlackRock Basic Value Equity	0.08	0.10	0.05	0.05

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Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation
EQ/Core Bond Index	0.20%	0.20%	0.08%	0.03%
EQ/Emerging Markets Equity PLUS	7.52	14.51	10.64	7.85
EQ/Equity 500 Index	0.40	1.06	0.87	0.65
EQ/Global Bond PLUS	1.55	1.71	0.71	0.14
EQ/High Yield Bond	2.62	3.02	1.21	0.40
EQ/International Equity Index	0.32	0.65	0.50	0.39
EQ/MFS International Growth	0.17	0.45	0.40	0.33
EQ/PIMCO Ultra Short Bond	0.25	0.24	0.12	0.03
EQ/Quality Bond PLUS	0.15	0.13	0.05	0.01
EQ/Small Company Index	0.17	0.70	0.63	0.48
Multimanager Aggressive Equity	0.16	0.28	0.12	0.05
Multimanager Mid Cap Growth	0.86	0.66	0.50	0.32
Multimanager Mid Cap Value	1.02	1.97	0.87	0.69

Note 9	Substitution, Reorganization and In-Kind Transactions

The following transactions occurred during 2013.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA International Core Managed Volatility Portfolio (“ICP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ICP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/MFS International Growth Portfolio	$387,390,490	$75,268,157
Multimanager International Equity Portfolio (a)(b)	336,328,768	43,213,095

Total	$723,719,258

(a)	A Portfolio of AXA Premier VIP Trust.
(b)	Portfolio no longer exists.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA Large Cap Core Managed Volatility Portfolio (“LCCP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCCP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

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December 31, 2014

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Capital Guardian Research Portfolio	$935,653,398	$250,488,053
EQ/Davis New York Venture Portfolio (b)	319,295,079	98,658,571
EQ/Lord Abbett Large Cap Core Portfolio (b)	175,945,507	44,320,269
EQ/UBS Growth and Income Portfolio	90,888,048	16,073,245
Multimanager Large Cap Core Equity Portfolio (a)(b)	134,096,701	35,136,462

Total	$1,655,878,733

(a) A Portfolio of AXA Premier VIP Trust.

(b) Portfolio no longer exists.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA Large Cap Growth Managed Volatility Portfolio (“LCGP”). On June 24, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCGP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/T. Rowe Price Growth Stock Portfolio	$483,112,196	$156,350,736
EQ/Wells Fargo Omega Growth Portfolio	645,225,243	127,106,221

Total	$1,128,337,439

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA Large Cap Growth Managed Volatility Portfolio (“LCGP”). On July 15, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCGP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the values of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Equity Growth PLUS Portfolio (b)	$1,130,474,520	$322,593,511
EQ/Montag & Caldwell Growth Portfolio	173,621,344	44,569,556

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Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
Multimanager Aggressive Equity Portfolio	$544,434,083	$162,708,424

Total	$1,848,529,947

(b) Portfolio no longer exists.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA 2000 Managed Volatility Portfolio (“TM2000”). On July 15, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM2000. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the value of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
CharterSM Small Cap Growth Portfolio (formerly Multimanager Small Cap Growth Portfolio) (a)	$212,972,478	$45,257,143
CharterSM Small Cap Value Portfolio (formerly Multimanager Small Cap Value Portfolio) (a)	455,552,750	107,064,668

Total	$668,525,228

(a) A Portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming portfolios’ Statements of Operations. For tax purposes, the gain is not recognized by the redeeming portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Mid Cap Growth Portfolio (“MMCG”), a Portfolio of AXA Premier VIP Trust, and a subscription in-kind to AXA 400 Managed Volatility Portfolio (“TM400”). On July 22, 2013, shareholders of MMCG redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to TM400. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as sale and the resulting gain of $95,778,820 was recognized based on the value of the securities and currency of $373,484,063 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from EQ/PIMCO Ultra Short Bond Portfolio (“PSB”) and a subscription in-kind to EQ/AllianceBernstein

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Short Duration Government Bond Portfolio (“ASD”). On July 22, 2013, shareholders of PSB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ASD. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance of the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the resulting gain of $393,379 was recognized based on the value of the securities of $952,138,686 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from EQ/Oppenheimer Global Portfolio (“OG”) and a subscription in-kind to AXA Global Equity Managed Volatility Portfolio (“GMSE”). On July 22, 2013, shareholders of OG redeemed shares through an in-kind redemption of securities and currency to GMSE. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance of the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the resulting gain of $90,159,225 was recognized based on the value of the securities and currency of $346,911,891 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Mid Cap Value Portfolio (“MMCV”), a Portfolio of AXA Premier VIP Trust, and a subscription in-kind to AXA Mid Cap Value Managed Volatility Portfolio (“MCVP”). On July 22, 2013, shareholders of MMCV redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to MCVP. Valuation of these securities at the time of redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the resulting gain of $75,250,186 was recognized based on the value of the securities and currency of $403,124,532 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from Multimanager Core Bond Portfolio (“MCB”), a Portfolio of AXA Premier VIP Trust, and a subscription in-kind to EQ/Quality Bond PLUS Portfolio (“QBP”). On July 22, 2013, shareholders of MCB redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to QBP. Valuation of these securities at the time of redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the resulting gain of $17,675,873 was recognized based on the value of securities and currency of $1,233,559,078 on the date of the redemption in-kind. The realized gain is recorded in Net Realized Gain on Securities on the redeeming Portfolio’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolio’s portfolio turnover calculation and excluded from the cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to EQ/Core Bond Index Portfolio (“CBI”). On July 29, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to CBI. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the

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Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on values of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/Global Bond PLUS Portfolio	$436,410,664	$8,530,145
CharterSM Multi-Sector Bond Portfolio (formerly Multimanager Multi-Sector Bond Portfolio) (a)	615,687,112	13,632,691

Total	$1,052,097,776

(a) A Portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on March 5-6, 2013, the Board approved a redemption in-kind from the Portfolios listed below and a subscription in-kind to AXA Large Cap Value Managed Volatility Portfolio (“LCVP”). On July 29, 2013, shareholders of the Portfolios listed below redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to LCVP. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale on the date of the redemption in-kind and the resulting gains based on the value of the securities are listed in the table below.

Portfolios:	Value of securities and currency transferred	Realized Gain/(Loss)
EQ/BlackRock Basic Value Equity Portfolio	$1,034,625,698	$278,477,262
EQ/Boston Advisors Equity Income Portfolio	324,664,619	83,705,473
EQ/Invesco Comstock Portfolio	340,684,665	92,549,166
EQ/JPMorgan Value Opportunities Portfolio	294,336,634	53,872,933
Multimanager Large Cap Value Portfolio (a)	364,189,770	107,364,869

Total	$2,358,501,386

(a) A Portfolio of AXA Premier VIP Trust.

The realized gain is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statement of Operations. For tax purposes, the gain is not recognized by the redeeming Portfolios. Additionally, the value of securities redeemed in-kind and contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

The following transactions occurred during 2014.

At a meeting held on December 10-11, 2013, the Board approved a redemption in-kind from EQ/AllianceBernstein Short-Term Bond Portfolio (“ABST”) and a subscription in-kind to EQ/AllianceBernstein Short Duration Government Bond Portfolio (“ASD”). On March 19, 2014, shareholders, the AXA Strategy Portfolios, of ABST, redeemed shares through an in-kind redemption of securities and currency and contributed the securities and currency to ASD. Valuation of these securities at the time of the redemption and subscription in-kind was in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, the transaction was treated as a sale and the

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December 31, 2014

resulting gain of $5,667,376 was recognized based on the value of the securities and currency of $747,008,112 on the date of the redemption in-kind. For tax purposes, the gain is recognized by the redeeming Portfolio. Additionally, the value of securities contributed in-kind is excluded from the ASD’s portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of ASD, pro forma results of operations for the year ended December 31, 2014 would include net investment loss of $(3,833,872), and net loss on investments of $(7,522,315), resulting in an decrease in net assets from operations of $(11,356,187). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the ABST that have been included in ASD’s Portfolio’s Statement of Operations since the subscription in-kind date, March 19, 2014.

At a meeting held on April 10, 2014, shareholders approved the conversion of CharterSM Multi-Sector Bond Portfolio (“CMSB”), known at the time as Multimanager Multi-Sector Bond Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

Simultaneous with the conversion, there was a redemption in-kind by certain of the AXA Allocation Portfolios, Charter Allocation Portfolios and Target Allocation Portfolios (“Allocation Portfolios”) from Class K of CMSB. The redeeming Portfolios then contributed in-kind the securities and currency received from CMSB to EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and received Class K shares of those Portfolios. Valuation of the securities and currency transferred was as of April 17, 2014 and was in accordance with the Portfolios’ valuation policy.

For U.S. GAAP and tax purposes, the transaction was treated as a sale on the conversion date. The resulting gain/loss based on the values of the securities and currency transferred are listed in the table below. The realized gain/loss is recorded in Net Realized Gain on Investments on the redeeming Portfolios’ Statements of Operations.

Portfolios:	Value of CMSB Class K Shares redeemed	Realized Gain/(Loss)
AXA Conservative Allocation (a)	$25,198,613	$2,856,825
AXA Conservative-Plus Allocation (a)	15,600,690	(7,021,295)
AXA Moderate Allocation (a)	96,245,638	(34,377,656)
AXA Moderate-Plus Allocation (a)	55,612,304	710,626
AXA Aggressive Allocation (a)	5,243,368	78,459
CharterSM Fixed Income (a)	192,563	(5,371)
CharterSM Income Strategies (a)	378,596	(9,201)
Target 2015 Allocation (a)	10,246,723	(256,012)
Target 2025 Allocation (a)	9,305,296	(344,756)
Target 2035 Allocation (a)	4,058,985	(68,789)
Target 2045 Allocation (a)	955,638	(21,452)

(a)	A portfolio of the AXA Premier VIP Trust.

The value of the securities and currency contributed in–kind by the Allocation Portfolios to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to Allocation Portfolios	Value of securities and currency transferred by Allocation Funds
EQ/Core Bond Index	14,728,410	$146,930,927
EQ/High Yield Bond	2,647,274	27,488,183
EQ/Quality Bond PLUS	5,739,906	48,619,304

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The value of shares redeemed in-kind and securities and currency contributed in-kind is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At the date of the conversion, CMSB transferred securities and currency to the AXA Allocation Funds in relation to the redemption in-kind. CMSB then transferred its remaining securities and currency into EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio in exchange for Class K shares of those portfolios. Valuation of these securities transferred was as of April 17, 2014 and in accordance with the Portfolios’ valuation policy.

The redemption in-kind by the Allocation Portfolios from CMSB was treated as a sale for U.S. GAAP purposes. CMSB recognized a gain of $4,056,345 based on the value of the securities and currency transferred of $223,038,414 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CMSB’s Statement of Operations. For tax purposes, the gain is not recognized by the Portfolio.

The contribution in-kind to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio was treated as a sale for U.S. GAAP purposes and accomplished through a taxable transfer. CMSB recognized a gain of $4,556,918 based on the value of the securities and currency transferred of $250,562,433 on the date of the conversion. The realized gain is recognized in Net Realized Gain on Investments on CMSB’s Statement of Operations. The value of the securities and currency contributed in-kind by CMSB to the EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio and the corresponding Class K shares issued by those Portfolios was as follows:

Portfolios:	Class K Shares Issued to CMSB	Value of securities and currency transferred by CMSB
EQ/Core Bond Index	16,545,151	$165,054,782
EQ/High Yield Bond	2,974,905	30,890,166
EQ/Quality Bond PLUS	6,448,041	54,617,485

The value of securities and currency transferred by CMSB to Allocation Portfolios and EQ/Core Bond Index Portfolio, EQ/High Yield Bond Portfolio and EQ/Quality Bond PLUS Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on April 10, 2014, shareholders approved the conversion of the CharterSM Small Cap Growth Portfolio (“CSCG”), known at the time as Multimanager Small Cap Growth Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

In connection with the conversion, CSCG transferred its securities and currency into AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio in exchange for Class K shares of those Portfolios as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. This was accomplished through a nontaxable transfer. For U.S. GAAP and tax purposes, the Class K shares of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio issued to CSCG were recorded at fair value based on the securities and currency transferred; however, the cost basis of the securities transferred from CSCG was carried forward to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio and the cost basis of shares issued to CSCG maintained the cost basis of the contributed securities. Additionally, the value of securities transferred from CSCG to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

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Portfolios:	Total Class K Shares Issued by EQAT Portfolios	Total value of securities and currency transferred by CSCG	Total cost of securities and currency transferred by CSCG
AXA/Lord Abbett Micro Cap	11,525,821	$115,258,210	$110,141,967
AXA/Morgan Stanley Small Cap Growth	27,239,130	272,391,299	224,447,542

Simultaneous with the conversion, certain AXA Allocation Portfolios that held shares of CSCG redeemed their shares of CSCG in-kind and received Class K shares of the AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, a gain of $39,045,437 was recognized by CSCG based on the value of the securities and currency of $285,260,921 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CSCG’s Statement of Operations. For tax purposes, the gain is not recognized by CSCG. This gives rise to a permanent book and tax difference.

Portfolios:	Value of Class K Shares Redeemed from CSCG by AXA Allocation Funds	Cost of Class K Shares Redeemed from CSCG by AXA Allocation Funds
AXA Conservative Allocation (a)	$2,537,190	$1,499,398
AXA Conservative-Plus Allocation (a)	2,769,650	1,623,901
AXA Moderate Allocation (a)	46,281,070	19,777,961
AXA Moderate-Plus Allocation (a)	161,953,031	82,931,630
AXA Aggressive Allocation (a)	71,719,980	37,329,137

(a)	A portfolio of the AXA Premier VIP Trust.

Portfolios:	Class K Shares to AXA Allocation Portfolios	Value of securities and currency transferred by CSCG	Cost of securities and currency transferred by CSCG
AXA/Lord Abbett Micro Cap	8,481,544	$84,815,440	$81,050,532
AXA/Morgan Stanley Small Cap Growth	20,044,548	200,445,481	165,164,952

For U.S. GAAP purposes, the AXA Allocation Portfolios’ cost basis of CSCG shares held carry forward to the shares received of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio. No realized gain/loss was recorded by the AXA Allocation Portfolios. For tax purposes, the shares received of AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio are recorded at value with the cost basis stepped up to fair value. This gives rise to a temporary book and tax difference related to the AXA Allocation Portfolios’ cost basis in AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio. The value of shares redeemed in-kind from AXA Allocation Portfolios and contributed in-kind to AXA/Lord Abbett Micro Cap Portfolio and AXA/Morgan Stanley Small Cap Growth Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

At a meeting held on April 10, 2014, shareholders approved the conversion of the CharterSM Small Cap Value Portfolio (“CSCV”), known at the time as Multimanager Small Cap Value Portfolio, a portfolio of the AXA Premier VIP Trust, into a fund-of-funds structure. The conversion was effected on April 21, 2014.

In connection with the conversion, CSCV transferred its securities and currency into AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio in exchange for Class K shares of those portfolios as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. This was accomplished through a nontaxable transfer. For U.S. GAAP and tax

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purposes, the Class K shares of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio issued to CSCV were recorded at fair value based on the securities and currency transferred; however, the cost basis of the securities transferred from CSCV was carried forward to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio and the cost basis of shares issued to CSCV maintained the cost basis of the contributed securities. Additionally, the value of securities transferred from CSCV to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

Portfolios:	Total Class K Shares Issued by EQAT Portfolios	Value of securities and currency transferred by CSCV	Cost of securities and currency transferred by CSCV
AXA/Horizon Small Cap Value	15,283,496	$152,834,960	$116,618,143
AXA/Pacific Global Small Cap Value	15,767,592	157,675,921	117,555,166

Simultaneous with the conversion, certain AXA Allocation Portfolios that held shares of CSCV redeemed their shares of CSCV in-kind and received Class K shares of the AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio as shown in the table below. Valuation of these securities transferred was based on April 17, 2014 valuations and in accordance with the Portfolios’ valuation policy. For U.S. GAAP purposes, a gain of $26,795,640 was recognized by CSCV based on the value of the securities and currency of $108,994,006 on the date of the conversion. The realized gain is recorded in Net Realized Gain on Investments on CSCV’s Statement of Operations. For tax purposes, the gain is not recognized by CSCV. This gives rise to a permanent book and tax difference.

Portfolios:	Value of Class K Shares Redeemed from CSCV by AXA Allocation Funds	Cost of Class K Shares Redeemed from CSCV by AXA Allocation Funds
AXA Conservative-Plus Allocation (a)	$3,066,079	$1,686,675
AXA Moderate Allocation (a)	16,656,359	10,596,634
AXA Moderate-Plus Allocation (a)	84,252,549	71,270,515
AXA Aggressive Allocation (a)	5,019,019	2,045,434

(a)	A portfolio of the AXA Premier VIP Trust.

Portfolios:	Class K Shares Issued to AXA Allocation Portfolio	Value of securities and currency transferred by CSCV	Cost of securities and currency transferred by CSCV
AXA/Horizon Small Cap Value	5,364,738	$53,647,380	$40,934,728
AXA/Pacific Global Small Cap Value	5,534,663	55,346,626	41,263,638

For U.S. GAAP purposes, the AXA Allocation Portfolios’ cost basis of CSCV shares held carry forward to the shares received of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio. No realized gain/loss was recorded by the AXA Allocation Portfolios. For tax purposes, the shares received of AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio are recorded at value with the cost basis stepped up to fair value. This gives rise to a temporary book and tax difference related to the AXA Allocation Portfolios’ cost basis in AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio. The value of shares redeemed in-kind from AXA Allocation Portfolios and contributed in-kind to AXA/Horizon Small Cap Value Portfolio and AXA/Pacific Global Small Cap Value Portfolio is excluded from the respective Portfolios’ portfolio turnover calculation and excluded from cost of purchases and net proceeds of sales and redemptions.

After the close of business on June 13, 2014, EQ/Invesco Comstock Portfolio acquired the net assets of the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core

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Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Invesco Comstock Portfolio issuing 1,728,433 Class IA shares, 6,164,498 Class IB shares and 1,015,519 Class K shares (valued at $25,591,733, $91,348,257 and $15,021,119, respectively) in exchange for 1,325,854 and 556,972 Class IA shares, 2,766,805 and 4,088,886 Class IB shares of the EQ/Davis New York Venture Portfolio and the EQ/Lord Abbett Large Cap Core Portfolio, respectively, and 1,083,131 Class K shares of the EQ/Davis New York Venture Portfolio. The securities held by EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio, with a fair value of $75,418,234 and $74,686,049, respectively, and identified cost of $45,478,055 and $50,835,609, respectively, at June 13, 2014, were the principal assets acquired by EQ/Invesco Comstock Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Invesco Comstock Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio was carried forward to align ongoing reporting of EQ/Invesco Comstock Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio’s net assets at the merger date of $71,755,804 and $60,205,305, respectively, including $29,940,179 and $23,850,440, respectively, of unrealized appreciation, $(14,486) and $51,474, respectively, of undistributed net investment income(loss) and $(541,420,101) and $(1,753,047), respectively, of undistributed net realized loss on investments, were combined with those of EQ/Invesco Comstock Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of EQ/Invesco Comstock Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $2,239,596, and net gain on investments of $14,113,156, resulting in an increase in net assets from operations of $16,352,752. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Core Portfolio that have been included in EQ/Invesco Comstock Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the EQ/Invesco Comstock Portfolio totaled $84,716,174. Immediately after the combination, the net assets of the EQ/Invesco Comstock Portfolio totaled $216,677,283.

After the close of business on June 13, 2014, AXA International Core Managed Volatility Portfolio acquired the net assets of the Multimanager International Equity Portfolio, a Portfolio of AXA Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by shareholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA International Core Managed Volatility Portfolio issuing 1,227,371 Class IA shares, 9,620,437 Class IB shares and 20,710,294 Class K shares (valued at $13,247,592, $103,962,228 and $223,812,508, respectively) in exchange for 1,085,178 Class A shares, 8,531,874 Class B shares and 18,334,569 Class K shares of the Multimanager International Equity Portfolio, respectively. The securities held by Multimanager International Equity Portfolio, with a fair value of $264,873,592 and identified cost of $205,808,016 at June 13, 2014, were the principal assets acquired by AXA International Core Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA International Core Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager International Equity Portfolio was carried forward to align ongoing reporting of AXA International Core Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager International Equity Portfolio’s net assets at the merger date of $341,022,328, including $55,415,321 of unrealized appreciation (including foreign currency translations), $(690,190) of undistributed net investment loss and $(1,055,455,316) of undistributed net realized loss on investments, were combined with those of AXA International Core Managed Volatility Portfolio. Assuming the acquisition had

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been completed January 1, 2014, the beginning of the annual reporting period of AXA International Core Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $33,874,462, and net loss on investments of $(166,210,704), resulting in a decrease in net assets from operations of $(132,336,242). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager International Equity Portfolio that have been included in AXA International Core Managed Volatility Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the AXA International Core Managed Volatility Portfolio totaled $1,921,786,050. Immediately after the combination, the net assets of the AXA International Core Managed Volatility Portfolio totaled $2,262,808,378.

After the close of business on June 13, 2014, AXA Large Cap Value Managed Volatility Portfolio acquired the net assets of the Multimanager Large Cap Value Portfolio, a Portfolio of AXA Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by shareholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA Large Cap Value Managed Volatility Portfolio issuing 697,490 Class IA shares, 5,954,139 Class IB shares and 39,587,691 Class K shares (valued at $10,605,466, $90,323,958 and $602,585,067, respectively) in exchange for 748,267 Class A shares, 6,372,771 Class B shares and 42,512,824 Class K shares of the Multimanager Large Cap Value Portfolio, respectively. The securities held by Multimanager Large Cap Value Portfolio, with a fair value of $654,514,472 and identified cost of $469,160,558 at June 13, 2014, were the principal assets acquired by AXA Large Cap Value Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Value Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Large Cap Value Portfolio was carried forward to align ongoing reporting of AXA Large Cap Value Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager Large Cap Value Portfolio’s net assets at the merger date of $703,514,491, including $185,355,745 of unrealized appreciation (including foreign currency translations) $337,715 of undistributed net investment income and $(416,002,381) of undistributed net realized loss on investments, were combined with those of AXA Large Cap Value Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Value Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $89,181,845, and net gain on investments of $603,869,824, resulting in an increase in net assets from operations of $693,051,669. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Large Cap Value Portfolio that have been included in AXA Large Cap Value Managed Volatility Portfolio’s Statement of Operations since the merger date, June 13, 2014. Prior to the combination, the net assets of the AXA Large Cap Value Managed Volatility Portfolio totaled $5,492,634,494. Immediately after the combination, the net assets of the AXA Large Cap Value Managed Volatility Portfolio totaled $6,196,148,985.

On June 13, 2014, the net assets of the Multimanager Aggressive Equity Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Aggressive Equity Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Core Bond Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Core Bond Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

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On June 13, 2014, the net assets of the Multimanager Mid Cap Growth Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Mid Cap Growth Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Mid Cap Value Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Mid Cap Value Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

On June 13, 2014, the net assets of the Multimanager Technology Portfolio, a Portfolio of AXA Premier VIP Trust, merged into the Multimanager Technology Portfolio, a series of the Trust with no prior operations. Upon merger, the share classes of the Portfolio, changed names from Class A and Class B to Class IA and Class IB, respectively. The information for the period January 1, 2014 through June 13, 2014, and for prior periods is that of the predecessor AXA Premier VIP Trust Portfolio.

After the close of business on June 20, 2014, AXA Large Cap Core Managed Volatility Portfolio acquired the net assets of the Multimanager Large Cap Core Equity Portfolio, a Portfolio of AXA Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by shareholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the AXA Large Cap Core Managed Volatility Portfolio issuing 455,032 Class IA shares, 2,605,119 Class IB shares and 61,392,015 Class K shares (valued at $4,192,472, $24,006,105 and $566,285,754, respectively) in exchange for 277,949 Class A shares, 1,591,777 Class B shares and 37,543,888 Class K shares of the Multimanager Large Cap Core Equity Portfolio. The securities held by Multimanager Large Cap Core Equity Portfolio, with a fair value of $566,262,874 and identified cost of $381,825,192 at June 20, 2014, were the principal assets acquired by AXA Large Cap Core Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Core Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Large Cap Core Portfolio was carried forward to align ongoing reporting of AXA Large Cap Core Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Multimanager Large Cap Core Equity Portfolio’s net assets at the merger date of $594,484,331, including $184,439,801 of unrealized appreciation (including foreign currency translations), $222,330 of undistributed net investment income and $(217,826,348) of undistributed realized loss on investments, were combined with those of AXA Large Cap Core Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Core Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $24,695,108, and net gain on investments of $296,421,517, resulting in an increase in net assets from operations of $321,116,625. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Large Cap Core Equity Portfolio that have been included in AXA Large Cap Core Managed Volatility Portfolio’s Statement of Operations since the merger date, June 20, 2014. Prior to the combination, the net assets of the AXA Large Cap Core Managed Volatility Portfolio totaled $2,373,240,673. Immediately after the combination, the net assets of the AXA Large Cap Core Managed Volatility Portfolio totaled $2,967,725,004.

After the close of business on June 20, 2014, AXA Large Cap Growth Managed Volatility Portfolio acquired the net assets of the EQ/Equity Growth PLUS Portfolio pursuant to a Plan of Reorganization and Termination as approved by shareholders on May 21, 2014. For U.S. GAAP purposes, this transaction is treated as a merger. The purpose of this merger was to combine funds managed by FMG LLC with comparable investment objectives. The reorganization was accomplished

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by a tax-free exchange resulting in the AXA Large Cap Growth Managed Volatility Portfolio issuing 1,321,792 Class IA shares, 19,245,010 Class IB shares and 1,147,384 Class K shares (valued at $34,529,396, $491,600,198 and $30,007,546, respectively) in exchange for 1,582,667 Class IA shares, 22,641,770 Class IB shares and 1,374,666 Class K shares of the EQ/Equity Growth PLUS Portfolio. The securities held by EQ/Equity Growth PLUS Portfolio, with a fair value of $466,475,008 and identified cost of $276,458,404 at June 20, 2014, were the principal assets acquired by AXA Large Cap Growth Managed Volatility Portfolio. For U.S. GAAP purposes, assets received and shares issued by AXA Large Cap Growth Managed Volatility Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Equity Growth PLUS Portfolio was carried forward to align ongoing reporting of AXA Large Cap Growth Managed Volatility Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. EQ/Equity Growth PLUS Portfolio’s net assets at the merger date of $556,137,140, including $190,016,610 of unrealized appreciation (including foreign currency translations), $160,263 of undistributed net investment income and $(304,816,835) of undistributed realized loss on investments were combined with those of AXA Large Cap Growth Managed Volatility Portfolio. Assuming the acquisition had been completed January 1, 2014, the beginning of the annual reporting period of AXA Large Cap Growth Managed Volatility Portfolio, pro forma results of operations for the year ended December 31, 2014 would include net investment income of $13,788,488, and net gain on investments of $579,585,879, resulting in an increase in net assets from operations of $593,374,367. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Equity Growth PLUS Portfolio that have been included in AXA Large Cap Growth Managed Volatility Portfolio’s Statement of Operations since the merger date, June 20, 2014. Prior to the combination, the net assets of the AXA Large Cap Growth Managed Volatility Portfolio totaled $5,173,460,166. Immediately after the combination, the net assets of the AXA Large Cap Growth Managed Volatility Portfolio totaled $5,729,597,306.

Note 10	Subsequent Events

The Manager evaluated subsequent events from December 31, 2014, the date of these financial statements, through the date these financial statements were issued and available. The subsequent events include the following:

On January 20, 2015, Doubleline Capital LP was added as a Sub-Adviser to the Multimanager Core Bond Portfolio.

On January 20, 2015, RBC was removed as a Sub-Adviser to the EQ/Natural Resources PLUS Portfolio. At the same time, EQ/Natural Resources PLUS Portfolio changed its name to AXA Natural Resources Portfolio. In connection with this change, FMG LLC agreed to reduce the contractual management fees for the Portfolio. The current annual contractual rate of the management fee (as a percentage of the Portfolio’s average daily net assets) payable by the Portfolio is 0.50% on the Portfolio’s first $4 billion; 0.49% of the Portfolio’s assets in excess of $4 billion up to and including $8 billion; 0.48% of the Portfolio’s assets in excess of $8 billion up to an including $10 billion; and 0.47% thereafter. In addition, effective January 20, 2015, the Portfolio pays an administrative fee similar to other single-advised portfolios as follows: the greater of $30,000 or its proportionate share of an asset-based administration fee based on aggregate average daily net assets of the Trust’s single-advised Portfolios. The asset-based administration fee is equal to an annual rate of 0.12% on the first $3 billion in assets; 0.11% on assets in excess of $3 billion up to and including $6 billion; 0.105% on assets in excess of $6 billion up to and including $10 billion; 0.10% on assets in excess of $10 billion up to and including $30 billion; 0.0975% on assets in excess of $30 billion up to and including $40 billion; and 0.095% thereafter.

At a meeting held on February 12, 2015, the Board approved a proposed merger for submission to shareholders of EQ/International ETF Portfolio. Pending shareholder approval, EQ/International ETF Portfolio is expected to merge into EQ/International Equity Index Portfolio in the second quarter of 2015.

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Note 11	Pending Legal Proceedings

In July 2011, a lawsuit was filed in the United States District Court for the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC (“Sivolella Litigation”). The lawsuit was filed derivatively on behalf of eight Portfolios of the Trust: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; AXA Large Cap Value Managed Volatility Portfolio; AXA Global Equity Managed Volatility Portfolio; AXA Mid Cap Value Managed Volatility Portfolio; EQ/Intermediate Government Bond Index Portfolio; and EQ/GAMCO Small Company Value Portfolio (the “Sivolella Portfolios”). Note, in June 2014, the EQ/Equity Growth PLUS Portfolio was reorganized into the AXA Large Cap Growth Managed Volatility Portfolio. The lawsuit seeks recovery under Section 36(b) of the 1940 Act, for alleged excessive fees paid to FMG LLC and AXA Equitable (the “Defendants”) for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid, interest, costs, and fees. In October 2011, FMG LLC and AXA Equitable filed a motion to dismiss the complaint. In November 2011, the Plaintiff filed an Amended Complaint seeking the same relief, but adding new claims under: (1) Section 26(f) of the 1940 Act alleging that the variable annuity contracts sold by the Defendants charged excessive management fees, and seeking restitution and rescission of those contracts under Section 47(b) of the 1940 Act; and (2) a claim for unjust enrichment. The Defendants filed a motion to dismiss the Amended Complaint in December 2011. In May 2012, Plaintiff voluntarily dismissed the Section 26(f) claim seeking restitution and rescission under Section 47(b). In September 2012, the United States District Court for the District of New Jersey denied the motion to dismiss the Amended Complaint as it related to the Section 36(b) claim and granted the motion to dismiss as it related to the unjust enrichment claim.

In January 2013, a second lawsuit against FMG LLC was filed in the United States District Court for the District of New Jersey by a group of plaintiffs asserting substantially similar claims under Section 36(b) and seeking substantially similar damages as in the Sivolella Litigation. The lawsuit, entitled Glenn D. Sanford, et al. v. AXA Equitable Funds Management Group, LLC (“Sanford Litigation”), was filed derivatively on behalf of the EQ/PIMCO Ultra Short Bond Portfolio, the EQ/ T. Rowe Price Growth Stock Portfolio, the EQ/Global Bond PLUS Portfolio, and the EQ/Core Bond Index Portfolio, in addition to four of the Sivolella Portfolios. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and Court agreed to consolidate the two lawsuits.

In April 2013, the Plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the 1940 Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as the Administrator of the Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs, and fees. In January 2015, Defendants filed a motion for summary judgement as well as various motions to strike certain of the Plaintiffs’ experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgement relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of Defendants’ experts.

No liability for litigation relating to these matters have been accrued in the financial statements of the Portfolios because any potential damages would be the responsibility of the Defendants.

On November 1, 2010, the Trust and AXA Premier VIP Trust, and several of their respective portfolios, were named as defendants and putative members of the proposed defendant class of shareholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust and AXA Premier VIP Trust, and several of their respective portfolios, as holders of publicly-traded shares of Tribune Company, which were

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

On July 1, 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated a lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suit”). This Retiree Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

On August 24, 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated a separate lawsuit in the United States District Court for the Southern District of New York against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suit”). This Noteholder Suit also seeks return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s suit, the Retiree Suit, and the Noteholder Suit have each been consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding now pending in the United States District Court for the Southern District of New York (In re: Tribune Company Fraudulent Conveyance Litigation).

With respect to the Trust, the EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio and the AXA Mid Cap Value Managed Volatility Portfolio are named as defendants in the Noteholder Suit and the Retiree Suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisitions Portfolio, the AXA Mid Cap Value Managed Volatility Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, the EQ/Small Company Index II Portfolio, the EQ/Common Stock Index II Portfolio, AXA Large Cap Value Managed Volatility Portfolio, and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. The EQ/Equity 500 Index Portfolio, the EQ/GAMCO Mergers and Acquisition Portfolio, the AXA Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. The amounts paid to the above seven portfolios in connection with the public tender offers were approximately: (i) the EQ/Equity 500 Index Portfolio — $1,740,800; (ii) the EQ/GAMCO Mergers and Acquisitions Portfolio — $1,122,000; (iii) the AXA Mid Cap Value Managed Volatility Portfolio — $2,992,000; (iv) the Multimanager Large Cap Core Equity Portfolio (now called AXA Large Cap Core Managed Volatility Portfolio) — $1,832,600; (v) the EQ/Small Company Index II Portfolio — $61,200; (vi) the EQ/Common Stock Index II Portfolio — $18,360 and (vii) the Multimanager Large Cap Value Portfolio (now called AXA Large Cap Value Managed Volatility Portfolio) - $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios. Motions to dismiss the suits filed by the Noteholders and the Retirees based on certain limited defenses are currently pending before the United States District Court for the Southern District of New York. The portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the portfolios, the payment of such judgments or settlements could have an adverse effect on each portfolio’s net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Manager believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of EQ Advisors Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of EQ Advisors Trust listed in the Table of Contents to the Annual Report in which these financial statements appear (collectively referred to as the “Trust”) at December 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agents and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2015

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APPROVALS OF INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on July 14-16, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreements (the “Management Agreements”) with AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and the renewal of the Investment Advisory Agreement(s) (each, an “Advisory Agreement” and together with the Management Agreements, the “Agreements”) with each investment sub-adviser (an “Adviser”) as shown in the table below with respect to the Portfolio(s) listed.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

All Asset Aggressive-Alt 25 Portfolio

All Asset Growth-Alt 20 Portfolio

All Asset Moderate Growth-Alt 15 Portfolio

(collectively, the “All Asset Allocation Portfolios”)

AXA Aggressive Strategy Portfolio

AXA Balanced Strategy Portfolio

AXA Conservative Growth Strategy Portfolio

AXA Conservative Strategy Portfolio

AXA Growth Strategy Portfolio

AXA Moderate Growth Strategy Portfolio

AXA Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

AXA/Franklin Templeton Allocation Managed Volatility Portfolio (formerly EQ/Franklin Templeton Allocation Portfolio)

EQ/International ETF Portfolio

Management Agreement with FMG LLC

ATM International Managed Volatility Portfolio (formerly ATM International Portfolio)

ATM Large Cap Managed Volatility Portfolio (formerly ATM Large Cap Portfolio)

ATM Mid Cap Managed Volatility Portfolio (formerly ATM Mid Cap Portfolio)

ATM Small Cap Managed Volatility Portfolio (formerly ATM Small Cap Portfolio)

AXA 400 Managed Volatility Portfolio (formerly AXA Tactical Manager 400 Portfolio)

AXA 500 Managed Volatility Portfolio (formerly AXA Tactical Manager 500 Portfolio)

AXA 2000 Managed Volatility Portfolio (formerly AXA Tactical Manager 2000 Portfolio)

AXA International Managed Volatility Portfolio (formerly AXA Tactical Manager International Portfolio)

(collectively, the “AXA Tactical Manager Portfolios”)

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”) Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
AXA/Franklin Ba lanced Managed Volatility Portfolio (formerly EQ/Franklin Core Balanced Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

AXA/Franklin Small Cap Value Managed Volatility Portfolio (formerly EQ/AXA Franklin Small Cap Value Core Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisory Services, LLC

AXA Global Equity Managed Volatility Portfolio (formerly EQ/Global Multi-Sector Equity Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Morgan Stanley Investment Management Inc. (“Morgan Stanley”)

Advisory Agreement with OppenheimerFunds, Inc. (“OppenheimerFunds”)

AXA International Core Managed Volatility Portfolio (formerly EQ/International Core PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

Advisory Agreement with WHV Investment Management and Hirayama Investments, LLC

AXA International Value Managed Volatility Portfolio (formerly EQ/International Value PLUS Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Northern Cross, LLC

AXA Large Cap Core Managed Volatility Portfolio (formerly EQ/Large Cap Core PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Capital Guardian Trust Company (“Capital Guardian”)

Advisory Agreement with Institutional Capital LLC

Advisory Agreement with Thornburg Investment Management, Inc.

AXA Large Cap Growth Managed Volatility Portfolio (formerly EQ/Large Cap Growth PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Marsico Capital Management, LLC (“Marsico”)

Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe”)

Advisory Agreement with Wells Capital Management Inc. (“Wells Capital”)

AXA Large Cap Value Managed Volatility Portfolio (formerly EQ/Large Cap Value PLUS Portfolio)	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with BlackRock Advisory Agreement with MFS Investment Management

AXA Mid Cap Value Managed Volatility Portfolio (formerly EQ/Mid Cap Value PLUS Portfolio)

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Diamond Hill Capital Management, Inc. (“Diamond Hill”)

Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
AXA/Mutual Large Cap Equity Managed Volatility Portfolio (formerly EQ/Mutual Large Cap Equity Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Franklin Mutual Advisers, LLC

AXA/Templeton Global Equity Managed Volatility Portfolio (formerly EQ/Templeton Global Equity Portfolio)	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Templeton Investment Counsel LLC

AXA/Loomis Sayles Growth Portfolio (formerly EQ/Montag & Caldwell Growth Portfolio)	Management Agreement with FMG LLC

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio

EQ/AllianceBernstein Short Duration Government Bond Portfolio

EQ/AllianceBernstein Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein

EQ/BlackRock Basic Value Equity Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock

EQ/Boston Advisors Equity Income Portfolio	Management Agreement with FMG LLC Advisory Agreement with Boston Advisors LLC

EQ/Calvert Socially Responsible Portfolio	Management Agreement with FMG LLC Advisory Agreement with Calvert Investment Management, Inc.

EQ/Capital Guardian Research Portfolio	Management Agreement with FMG LLC Advisory Agreement with Capital Guardian

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Management Agreement with FMG LLC Advisory Agreement with SSgA Funds Management, Inc. (“SSgA”)

EQ/Emerging Markets Equity PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with EARNEST

EQ/GAMCO Mergers and Acquisitions Portfolio EQ/GAMCO Small Company Value Portfolio	Management Agreement with FMG LLC Advisory Agreement with GAMCO Asset Management, Inc.

EQ/Global Bond PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock Advisory Agreement with Wells Capital and First International Advisors

EQ/High Yield Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with AXA Investment Managers Inc. Advisory Agreement with Post Advisory Group, LLC

EQ/Invesco Comstock Portfolio	Management Agreement with FMG LLC Advisory Agreement with Invesco Advisers, Inc.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)
EQ/JPMorgan Value Opportunities Portfolio	Management Agreement with FMG LLC Advisory Agreement with J.P. Morgan Investment Management Inc.

EQ/MFS International Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with MFS Investment Management

EQ/Money Market Portfolio	Management Agreement with FMG LLC Advisory Agreement with The Dreyfus Corporation

EQ/Morgan Stanley Mid Cap Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with Morgan Stanley

EQ/Natural Resources PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with RBC Global Asset Management (U.S.) Inc.

EQ/Oppenheimer Global Portfolio	Management Agreement with FMG LLC Advisory Agreement with OppenheimerFunds

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with Pacific Investment Management Company (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with PIMCO

EQ/Real Estate PLUS Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio	Management Agreement with FMG LLC Advisory Agreement with T. Rowe

EQ/UBS Growth and Income Portfolio	Management Agreement with FMG LLC Advisory Agreement with UBS Global Asset Management (Americas) Inc.

EQ/Wells Fargo Omega Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with Wells Capital

Multimanager Aggressive Equity Portfolio

Management Agreement with FMG LLC

Advisory Agreement with AllianceBernstein

Advisory Agreement with ClearBridge Investments, LLC

Advisory Agreement with Marsico

Advisory Agreement with Scotia Institutional Asset Management US, Ltd.

Advisory Agreement with T. Rowe

Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio	Management Agreement with FMG LLC Advisory Agreement with BlackRock Financial Management, Inc. Advisory Agreement with PIMCO Advisory Agreement with SsgA

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolio(s)

Multimanager Mid Cap Growth Portfolio	Management Agreement with FMG LLC Advisory Agreement with AllianceBernstein Advisory Agreement with BlackRock Advisory Agreement with Franklin Advisers Advisory Agreement with Wellington
Multimanager Mid Cap Value Portfolio

Management Agreement with FMG LLC

Advisory Agreement with BlackRock

Advisory Agreement with Diamond Hill

Advisory Agreement with Knightsbridge Asset Management, LLC

Advisory Agreement with Lord, Abbett & Co. Inc.

Multimanager Technology Portfolio	Management Agreement with FMG LLC Advisory Agreement with Allianz Global Investors U.S. Advisory Agreement with SSgA Advisory Agreement with Wellington

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates; (2) the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Adviser) on both an absolute and a relative basis; (3) the level of the Portfolio’s management fee and, where applicable, advisory fee and the Portfolio’s expense ratios relative to those of peer funds; (4) the costs of the services to be provided by and the profits to be realized by the Manager and its affiliates from their relationships with the Portfolio; (5) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale; and (6) the “fall out” benefits to be realized by the Manager, the relevant Adviser(s) and their respective affiliates (i.e., any direct or indirect benefits to be derived by the Manager, the relevant Adviser(s) and their respective affiliates from their relationships with the Trust). In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information provided throughout the year at regular and special Board meetings, as well as information provided specifically in connection with the annual renewal process. Information provided and discussed throughout the year included investment performance reports and related financial information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; and legal, compliance, shareholder and other services provided by the Manager, the relevant Adviser(s) and their respective affiliates; as well as presentations made to the Board by certain Advisers throughout the year. Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Lipper, Inc. (“Lipper”), an independent organization, regarding each Portfolio, as well as additional material prepared by management regarding each Portfolio. Each Portfolio’s Lipper report compared that Portfolio’s expenses with those of other mutual funds (or peers) deemed by Lipper to be comparable to the Portfolio. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s management fees and, where applicable, advisory fees; expense ratios; expense limitation arrangements; investment performance (including performance information prepared by Lipper); and profitability information, including information regarding the profitability of the Manager’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Manager and the relevant Adviser(s) provided separate materials describing the Portfolio’s investment performance (including the Portfolio’s performance versus benchmark and peers for various time periods) and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters. The Manager also provided supplemental comparative fee data for certain Portfolios.

The Independent Trustees met in advance of the meeting at which the Board approved the renewal of the Agreements and in executive sessions during the meeting to review the information provided. Management

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representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Agreements. As noted below, as a result of these extensive discussions, the Manager agreed to implement revisions to the administrative fee rate schedules for all of the Portfolios and to limit the total expense ratios for certain of the Portfolios. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreements, and also received materials discussing the legal standards applicable to their consideration of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, the Board, including the Independent Trustees, determined that the management fee and, where applicable, advisory fee were fair and reasonable and that the renewal of each Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Manager’s and each relevant Adviser’s responsibilities with respect to each Portfolio and the Manager’s and each relevant Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for portfolios similar to the Portfolio(s) each advises.

With respect to the Manager, the Board considered that the Manager is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, conducting “due diligence” on, selecting and monitoring the Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Advisers and other applicable parties; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Manager’s process for selecting and monitoring the Advisers and its process for making investment decisions for the Portfolios (or portions thereof) that it manages directly, as well as information regarding the backgrounds of the personnel who perform those functions with respect to the Portfolios. The Board also considered that the Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Portfolios, and considered information regarding the Manager’s ongoing risk management activities.

With respect to the Advisers, the Board considered that each Adviser is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the background of each of the Adviser’s portfolio managers who provide services to the Portfolios.

The Board also considered, among other factors, periodic reports provided to the Board regarding the services provided by the Manager, the Advisers and, where applicable, their affiliates. In addition, the Board considered the allocation of Portfolio brokerage, including allocations to brokers affiliated with the Manager or an Adviser, the use of brokerage commission recapture arrangements to pay Portfolio expenses, and the use of “soft” commission dollars to pay for research services. In this regard, the Board also considered the Manager’s and each Adviser’s trading experience, including its policies, processes and procedures aimed at achieving “best execution” on behalf of

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a Portfolio, including a report by an independent portfolio trading analytical firm. The Board also considered the Portfolios’ Chief Compliance Officer’s evaluation of the Manager’s and each Adviser’s compliance programs, policies, and procedures. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Manager and the Advisers and reviewed information regarding the Manager’s and each Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolios.

The Board also considered the benefits to investors from participation in an FMG LLC-sponsored mutual fund, including the benefits of investing in a fund that is part of a large family of funds offering a wide range of portfolios, advisers and investment styles. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Manager and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Manager and its affiliates had continued or undertaken initiatives intended to improve various aspects of the Trust’s operations and investors’ experience with the FMG LLC-sponsored mutual funds.

The Board also considered strategic and other actions taken by the Manager in response to recent events within the mutual fund industry, including actions taken in response to financial regulatory reform and other regulatory initiatives, as well as other developments within the mutual fund industry. The Board also considered strategic and other actions taken by the Manager and the Advisers in response to recent market conditions and considered the overall performance of the Manager and the Advisers in this context.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Manager, the relevant Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the renewal of the Agreement(s).

Investment Performance. The Board took into account discussions with the Manager and the relevant Adviser(s) about Portfolio investment performance that occur at Board meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s short-, intermediate- and long-term performance, as applicable, on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”), a peer group of other mutual funds deemed by Lipper to be comparable to the Portfolio (“Lipper peer group”), and/or a custom volatility managed index (“VMI”) developed by the Manager and approved by the Board (which, in the case of certain Portfolios, may be a blended index comprising both broad-based and volatility-managed indexes). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and rolling period total returns. In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance.

In addition, the Board received and reviewed information regarding each Portfolio’s performance relative to a benchmark, a Lipper peer group, and/or a VMI for the most recent one-, three-, five- and ten-year periods, as applicable, ended May 31, 2014, as discussed below. The Board noted that this information was provided specifically in connection with the annual renewal process. With respect to the Lipper quartile information, the first quartile comprised the best performers of the peer group and the fourth quartile comprised the worst performers of the peer group. The Board took into account that the Lipper quartile information reflected the investment performance of Class IB shares of each Portfolio, except the ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, and EQ/International ETF Portfolios, for which the Lipper quartile information reflected the investment performance of Class IA shares, and the ATM International Managed Volatility and EQ/AllianceBernstein Short-Term Bond Portfolios, for which the Lipper quartile information reflected the investment performance of Class K shares. (Except as indicated otherwise, a Portfolio’s performance relative to its benchmark, its Lipper peer group, and/or its VMI, as applicable, is shown for the same class.) The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes. The Board factored into its evaluation of each Portfolio’s performance the limitations inherent in Lipper’s methodology for developing and constructing peer groups and determining which mutual funds should be included in which peer groups. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Lipper remained a useful measure of comparative performance.

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Fund-of-Funds Portfolios

With respect to the performance of the following Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in a combination of other investment companies (“underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

The Board further considered that the underlying portfolios in which each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each of the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, the Manager had developed and implemented a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the investment strategies of the underlying portfolios, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to the tactical volatility management strategies that the underlying portfolios may employ, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the underlying portfolios in which a Portfolio invests.

The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

All Asset Aggressive-Alt 25 and All Asset Moderate Growth-Alt 15 Portfolios. The Board noted that each Portfolio had commenced operations on August 29, 2012, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the All Asset Aggressive-Alt 25 Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and that the All Asset Moderate Growth-Alt 15 Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that each Portfolio had outperformed its benchmark for the one-year period ended May 31, 2014.

All Asset Growth-Alt 20 Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the three- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the one- and five-year periods ended on that date.

AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios. The Board noted that the AXA Aggressive Strategy and AXA Ultra Conservative Strategy Portfolios had commenced operations on April 12, 2012 and September 28, 2011, respectively, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that each Portfolio had underperformed its VMI, for the one-year period ended May 31, 2014. With respect to the AXA Ultra Conservative Strategy Portfolio, the Board also considered that the Portfolio is held in connection with insurance company asset transfer programs and may have a small asset base and varying cash flow patterns.

AXA Balanced Strategy and AXA Conservative Growth Strategy Portfolios. The Board considered that the AXA Balanced Strategy Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014, and that the AXA Conservative Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that each Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA Conservative Strategy Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014, but its performance was only slightly below that of its VMI for the one- and five-year periods.

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AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios. The Board considered that the AXA Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, and the third quartile for the one-year period ended on that date, and that the AXA Moderate Growth Strategy Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that each Portfolio had underperformed its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA/Franklin Templeton Allocation Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the three- and five-year periods ended May 31, 2014, and the first quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its VMI for the five-year period, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

EQ/International ETF Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each fund-of-funds Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager regarding the performance of each fund-of-funds Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s continued management of the Portfolio.

AXA Tactical Manager Portfolios

With respect to the performance of the AXA Tactical Manager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which seeks to achieve the total return performance of a particular index and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities and to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management strategy, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board further noted that each Portfolio had a relatively short operating history on which to evaluate performance.

The Board evaluated the performance of each AXA Tactical Manager Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

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ATM International Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

ATM Large Cap Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third and fourth quartiles, respectively, for the one- and three-year periods ended May 31, 2014. The Board also considered that the Portfolio (Class K) had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods ended May 31, 2014. The Board also considered that the ATM Mid Cap Managed Volatility Portfolio (Class K) had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, but had outperformed its VMI for the one- and three-year periods ended on that date, and that the ATM Small Cap Managed Volatility Portfolio (Class K) had underperformed its benchmark and its VMI for the one- and three-year periods ended May 31, 2014.

AXA 400 Managed Volatility and AXA 2000 Managed Volatility Portfolios. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile, and that each Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2014.

AXA 500 Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one- and three-year periods ended May 31, 2014.

AXA International Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one- and three-year periods ended May 31, 2014. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

The Board and the Manager discussed the performance of each AXA Tactical Manager Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s performance, including any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each AXA Tactical Manager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Passive Portfolios

With respect to the performance of the passive Portfolios, the Board considered that each Portfolio (other than the EQ/Calvert Socially Responsible Portfolio) seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark, and that the EQ/Calvert Socially Responsible Portfolio employs a passive management strategy designed to track, as closely as possible, the performance (before fees and expenses) of a benchmark consisting of a universe of securities that meet certain sustainable and socially responsible investment criteria. The Board noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, and valuation, which affect the Portfolio, but not the benchmark. The Board also noted that certain of the Portfolios had implemented a passive management strategy relatively recently and, therefore, in each of these cases the Board focused on the performance results of the Portfolio since the date of implementation. The Board also

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considered that the passive management strategy for the Portfolios identified below had been implemented, in part, to enhance the performance of the Portfolios. Among other information, the Board considered that, with limited exceptions, the Lipper peer group for each Portfolio included both actively and passively managed funds. The Board also considered the following performance results relative to Lipper peer group, which supplemented the performance information provided to the Board throughout the year:

EQ/Calvert Socially Responsible Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. The Board also noted that the Portfolio had been converted from an actively managed portfolio to a passively managed portfolio in August 2011. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, but was in the first quartile for the three-year period ended on that date.

EQ/Common Stock Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three- and five-year periods ended May 31, 2014.

EQ/Core Bond Index and EQ/Intermediate Government Bond Portfolios. The Board noted that each Portfolio had implemented a passive management strategy in January 2009. The Board considered that each Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014.

EQ/Equity 500 Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/International Equity Index Portfolio. The Board noted that the Portfolio had implemented a passive management strategy in February 2011 and that the Portfolio had a relatively short operating history with the passive strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, and was in the second quartile for the one-year period ended on that date.

EQ/Large Cap Growth Index, EQ/Large Cap Value Index, and EQ/Mid Cap Index Portfolios. The Board noted that each of these Portfolios had implemented a passive management strategy in December 2008. The Board considered that the EQ/Large Cap Growth Index Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-, three- and five-year periods ended May 31, 2014; that the EQ/Large Cap Value Index Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, but was in the second quartile for the three- and five-year periods, ended May 31, 2014; and that the EQ/Mid Cap Index Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and three-year periods, and the third quartile for the five-year period, ended May 31, 2014.

EQ/Small Company Index Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

The Board and the Manager discussed the performance of each passive Portfolio in detail, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various periods, as well as the Manager’s and the relevant Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Manager and the relevant Adviser regarding the performance of each passive Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

PLUS Portfolios

With respect to the performance of the PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive investment strategies and has the ability to invest in exchange-traded funds (“ETFs”). The Board also noted that certain of these Portfolios had added the PLUS investment strategy relatively recently and considered this fact in its review of these Portfolios’ performance.

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The Board further considered that the PLUS investment strategy had been implemented, in part, to enhance the performance of the Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles.

The Board also considered that, in connection with its PLUS investment strategy, each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio, the EQ/Natural Resources PLUS Portfolio and the EQ/Real Estate PLUS Portfolio) may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each equity Portfolio (other than the EQ/Emerging Markets Equity PLUS Portfolio, the EQ/Natural Resources PLUS Portfolio and the EQ/Real Estate PLUS Portfolio), the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers an equity Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and ETF components, as well as (in the case of certain equity Portfolios) a tactical volatility management component.

The Board evaluated the performance of each PLUS Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA International Core Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three- and five-year periods ended May 31, 2014, and had underperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

AXA International Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in February 2011 and that the Portfolio had a relatively short operating history with the enhanced strategy on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2014, and had underperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

AXA Large Cap Core Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile, and that the Portfolio had underperformed its benchmark and its VMI, for the one-, three-, five- and ten-year periods ended May 31, 2014.

AXA Large Cap Growth Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the ten-year period and only slightly below that of its VMI for the one-year period.

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AXA Large Cap Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and ten-year periods ended May 31, 2014, but was in the second and third quartiles, respectively, for the one- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period.

AXA Mid Cap Value Managed Volatility Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2007. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, and had underperformed its benchmark and its VMI for the three-, five- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its VMI for the three- and five-year periods, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

EQ/Emerging Markets Equity PLUS, EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios. The Board noted that each Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the EQ/Emerging Markets Equity PLUS Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014; that the EQ/Natural Resources PLUS Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014; and that the EQ/Real Estate PLUS Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the EQ/Emerging Markets Equity PLUS Portfolio and the EQ/Real Estate PLUS Portfolio each had underperformed its benchmark for the one-year period ended May 31, 2014, and that the EQ/Natural Resources PLUS Portfolio had outperformed its benchmark for the one-year period ended on that date.

EQ/Global Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in May 2009. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/Quality Bond PLUS Portfolio. The Board noted that the Portfolio had added the PLUS strategy in December 2008. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the one-year period, and the Portfolio had outperformed its benchmark for the five-year period ended on that date.

The Board and the Manager discussed the performance of each PLUS Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each PLUS Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

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PACTIVE Portfolios

With respect to the performance of the EQ/High Yield Bond Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed.

With respect to the performance of the equity PACTIVE Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each of these Portfolios uses a combination of active and passive investment strategies. The Board also noted that the Portfolios had added the PACTIVE investment strategy in May 2009 and considered this fact in its review of the Portfolios’ performance. The Board further considered that the PACTIVE investment strategy had been implemented, in part, to enhance the performance of these Portfolios, reduce volatility, and/or produce more favorable risk-adjusted returns over extended market cycles. The Board also considered that, in connection with its PACTIVE investment strategy, each of these Portfolios may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board also noted that, for each Portfolio, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the Portfolio’s performance, and considered the Manager’s explanation that a comparison of a Portfolio’s performance solely to that of a non-volatility managed benchmark fails to take into account the impact of an integral part of the Portfolio’s investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a Portfolio’s tactical volatility management component, the Board noted that the Manager generally considers a Portfolio’s performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark.

In addition, where applicable, the Board considered the performance of the allocated portions of each Portfolio managed by different Advisers and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and passive components, as well as (in the case of each equity Portfolio) a tactical volatility management component.

The Board evaluated the performance of each PACTIVE Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA/Franklin Balanced Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one- and five-year periods ended May 31, 2014, and the second quartile for the three-year period ended on that date. The Board also considered that, although the Portfolio (Class IA) had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, it had outperformed its VMI for the one-year period, , and its performance was only slightly below that of its VMI for the three-year period, ended on that date.

AXA/Franklin Small Cap Value Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, and had underperformed its benchmark and its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the one-year period and only slightly below that of its VMI for the three- and five-year periods, and the Portfolio had outperformed its VMI for the one-year period ended on that date.

AXA Global Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014, but was in the first quartile for the ten-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI-proxy for the one-, three-, and five-year periods ended May 31, 2014, but had outperformed its benchmark for the ten-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

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AXA/Mutual Large Cap Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period ended May 31, 2014, and the fourth quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark and its VMI for the one-, three- and five-year periods ended May 31, 2014.

AXA/Templeton Global Equity Managed Volatility Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark and its VMI for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the three-year period and only slightly below that of its VMI-proxy for the five-year period, and the Portfolio had outperformed its benchmark and its VMI-proxy for the one-year period ended on that date. The Board noted the Manager’s explanation of the impact of fair value pricing of the Portfolio’s securities on performance versus the VMI-proxy and the benchmark.

EQ/High Yield Bond Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the first quartile, and that the Portfolio’s performance was only slightly below that of its benchmark, for the one-year period ended May 31, 2014.

The Board and the Manager discussed the performance of each PACTIVE Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and/or VMI, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Manager and the Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any applicable changes or additions to the Advisers or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each PACTIVE Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Multimanager Portfolios

With respect to the performance of the Multimanager Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment advisers, each of which manages its portion of the Portfolio using a different but complimentary investment strategy, whereby one portion of a Portfolio generally seeks to achieve the total return performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and the other portions of a Portfolio are actively managed by an Adviser.

The Board noted that prior to June 2014 each Portfolio was organized as a series of AXA Premier VIP Trust (the “VIP Trust”), an affiliated investment company of the Trust managed by the Manager, and that, therefore, the performance information that had been provided to the Board, including the most recent performance information for the periods ended May 31, 2014, for each Portfolio was that of its predecessor series. The Board also noted that each Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially identical to those of its predecessor series.

The Board noted that the Manager, in its management of each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Manager had discontinued the use of these techniques in its management of the predecessor series, and the Manager was not employing these techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios. In this regard, the Board also noted that, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager

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Mid Cap Value Portfolios’ predecessor series, the Manager had developed and implemented in May 2012 a custom VMI as, among other things, an additional analytical tool to be used in evaluating the predecessor series’ performance. Although the Manager was not employing volatility management techniques in its management of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios, the Board considered these Portfolios’ predecessor series’ performance relative to a VMI and considered the Manager’s explanation that a comparison of a predecessor series’ performance solely to that of a non-volatility managed benchmark failed to take into account the impact of an integral part of the predecessor series’ investment strategy, particularly during periods of high volatility. Based on the Manager’s explanation of the comparability of the custom VMI to a predecessor series’ tactical volatility management component, the Board noted that the Manager generally considered a predecessor series’ performance (especially its short-term performance) relative to its VMI to be more indicative than its performance relative to its benchmark. Furthermore, the Board noted that the performance information that had been provided to the Board, including the most recent performance information for the periods ended May 31, 2014, for each of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios may have been different if the Portfolio had historically been managed using its current investment strategies and policies.

In addition, the Board considered the performance of the allocated portions of each Portfolio and whether the performance of the portions allocated to each of the Advisers met the Board’s expectations as to the compatibility of the Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active and index (and, in the case of the Multimanager Technology Portfolio, ETF) components, as well as (in the case of the Multimanager Aggressive Equity, Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios’ predecessor series) a tactical volatility management component.

The Board evaluated the performance of each Multimanager Portfolio in this context and also considered the following performance results, which supplemented the performance information that had been provided to the Board:

Multimanager Aggressive Equity Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the ten-year period ended May 31, 2014, and the third quartile for the three- and five-year periods ended May 31, 2014, but was in the second quartile for the one-year period ended on that date.

Multimanager Core Bond Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, and the fourth quartile for the one, five- and ten-year periods ended on that date. The Board also considered that the Portfolio (Class IA) had underperformed its benchmark for the one-year period ended May 31, 2014, but had outperformed its benchmark for the three-and five-year periods ended on that date.

Multimanager Mid Cap Growth Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the three-year period ended May 31, 2014, and the third quartile for the one- and ten-year periods ended May 31, 2014, but was in the second quartile for the five-year period ended on that date.

Multimanager Mid Cap Value Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three-, five- and ten-year periods ended May 31, 2014.

Multimanager Technology Portfolio: The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the one-year period, and the second quartile for the three- and five-year periods, ended on that date. The Board also considered that, although the Portfolio (Class IA) had underperformed its benchmark for the three- and five-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the one-year period ended on that date.

The Board and the Manager discussed the performance of each Multimanager Portfolio and each allocated portion thereof in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its Lipper peer group and/or benchmark, as applicable, and efforts to improve that Portfolio’s or allocated portion’s performance. In this regard, the Board noted that performance is only one of the factors that it

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deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Advisers regarding the performance of each Multimanager Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and each Adviser’s continued management of the Portfolio.

Actively-Managed, Single Adviser Portfolios

With respect to the performance of the following Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Adviser. The Board evaluated the performance of each Portfolio in this context and also considered the following performance results, which supplemented the performance information provided to the Board throughout the year:

AXA/Loomis Sayles Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and five-year periods ended May 31, 2014, and the third quartile for the three- and ten-year periods ended on the date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board noted that the investment advisory agreement between the Manager and Montag & Caldwell, LLC (“Montag”) with respect to the Portfolio would expire on August 31, 2014. The Manager and the Board determined not to renew the investment advisory agreement with Montag. Instead, the Board considered and unanimously approved the Manager’s proposal to add Loomis, Sayles & Company, L.P. (“Loomis Sayles”) as the Adviser to the Portfolio, effective September 1, 2014. In connection with the appointment of Loomis Sayles as the Adviser to the Portfolio, the Board approved a change in the Portfolio’s name to the “AXA/Loomis Sayles Growth Portfolio.”

EQ/AllianceBernstein Dynamic Wealth Strategies Portfolio. The Board noted that the Portfolio had a relatively short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one- and three-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2014.

EQ/AllianceBernstein Short Duration Government Bond Portfolio. The Board noted that the Portfolio had commenced operations on May 20, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014.

EQ/AllianceBernstein Small Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-, three- and ten-year periods ended May 31, 2014, and the first quartile for the five-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended May 31, 2014, but had outperformed its benchmark for the three-, five- and ten-year periods ended on that date.

EQ/BlackRock Basic Value Equity Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the one-year period, and the second quartile for the three- and five-year periods, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the three-, five- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the one-year period ended on that date.

EQ/Boston Advisors Equity Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, five- and ten-year periods ended May 31, 2014, but was in the second quartile for the three-year period ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/Capital Guardian Research Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one- and ten-year periods ended May 31, 2014, but was in the second quartile for the three-year period, and the first quartile for the five-year period, ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and ten-year periods ended May 31, 2014, but had outperformed its benchmark for the five-year period ended on that date.

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EQ/GAMCO Mergers and Acquisitions Portfolio. In evaluating the performance of this Portfolio, the Board took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the Lipper peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types. Within this context, the Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/GAMCO Small Company Value Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the first quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/Invesco Comstock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the second quartile for the one-year period ended May 31, 2014, and the first quartile for the three- and five-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and three-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the three-year period, and it had outperformed its benchmark for the five-year period ended on that date.

EQ/JPMorgan Value Opportunities Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-year period, and the fourth quartile for the ten-year period, ended May 31, 2014, but was in the second quartile for the three- and five-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014.

EQ/MFS International Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period, and the third quartile for the three-year period, ended May 31, 2014, but was in the second quartile for the five- and ten-year periods ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the one- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the ten-year period, and it had outperformed its benchmark for the three- and five-year periods ended on that date.

EQ/Money Market Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered that the Portfolio’s performance was only slightly below that of its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014. The Board also considered the very low interest rate environment and that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

EQ/Morgan Stanley Mid Cap Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/Oppenheimer Global Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one- and five-year periods ended on the date. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014.

EQ/PIMCO Global Real Return Portfolio. The Board noted that the Portfolio had commenced operations on February 8, 2013, and, therefore, had only a short operating history on which to evaluate performance. The Board considered, however, that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-year period ended May 31, 2014. The Board also considered that the Portfolio had underperformed its benchmark for the one-year period ended on May 31, 2014.

EQ/PIMCO Ultra Short Bond Portfolio. The Board considered that the Portfolio had modified its investment strategy and changed its benchmark in May 2009 and, therefore, focused on the Portfolio’s performance since that time. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the one-, three- and five-year periods ended May 31, 2014. The Board also considered that the Portfolio had outperformed its benchmark for the one-, three- and five-year periods ended on May 31, 2014.

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EQ/T. Rowe Price Growth Stock Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the fourth quartile for the ten-year period ended May 31, 2014, but was in the first quartile for the three- and five-year periods, and the second quartile for the one-year period, ended on that date. The Board also considered that, although the Portfolio had underperformed its benchmark for the five- and ten-year periods ended May 31, 2014, its performance was only slightly below that of its benchmark for the five-year period, and it had outperformed its benchmark for the one- and three-year periods ended on that date.

EQ/UBS Growth and Income Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the three-year period ended May 31, 2014, but was in the second quartile for the one-, five- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three-, five- and ten-year periods ended May 31, 2014, but its performance was only slightly below that of its benchmark for the one-year period.

EQ/Wells Fargo Omega Growth Portfolio. The Board considered that the Portfolio’s performance relative to its Lipper peer group was in the third quartile for the one- and five-year periods ended May 31, 2014, but was in the second quartile for the three- and ten-year periods ended on that date. The Board also considered that the Portfolio had underperformed its benchmark for the one-, three- and five-year periods ended May 31, 2014, but had outperformed its benchmark for the ten-year period ended on that date.

The Board and the Manager discussed the performance of each actively-managed, single Adviser Portfolio in detail, including whether each Portfolio had performed as expected over time. The Board and the Manager also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its Lipper peer group and/or benchmark and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Manager and the Adviser had taken to address a Portfolio’s performance, including any applicable changes to the Adviser or portfolio managers advising a Portfolio and any applicable changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Manager and the relevant Adviser regarding the performance of each actively-managed, single Adviser Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Manager’s and the Adviser’s continued management of the Portfolio.

Expenses. The Board considered each Portfolio’s investment management fee and, where applicable, investment advisory fee(s), in light of the nature, quality and extent of the overall services provided by the Manager and, where applicable, the relevant Adviser(s). The Board also reviewed a comparative analysis of the contractual and net management fees and expense ratios of each Portfolio compared with those of peer funds selected by Lipper as constituting the Portfolio’s appropriate Lipper expense group. Lipper provides information on each Portfolio’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within the Portfolio’s Lipper expense group assuming the funds were similar in size to the Portfolio, as well as the Portfolio’s actual management fee and expense ratios in comparison with those of other funds within its expense group. The Lipper investment management fee analysis includes within such fee the separate administrative fees paid to FMG LLC. The Board noted that management had separately provided comparative fee information net of administrative fees. The Board also noted that the funds in each Portfolio’s Lipper peer group may or may not employ multiple and complex strategies like those employed by a number of the Portfolios, particularly the PLUS, PACTIVE and Multimanager Portfolios and the Portfolios employing a tactical volatility management strategy. The Lipper expense data was based upon historical information taken from each Portfolio’s annual report for the period ended December 31, 2013, and the Lipper expense ratios were shown for Class IA, Class IB and Class K shares, as applicable, of the relevant Portfolio. Where contractual investment management fee comparisons were shown for Class IA and/or Class IB shares of a Portfolio as well as for Class K shares of that Portfolio, the contractual investment management fee information described below reflects the comparisons for only Class IA and/or Class IB shares of that Portfolio. The Board noted that the Lipper data for those Portfolios employing a passive strategy (except the EQ/Equity 500 Index Portfolio) comprised funds employing active strategies, and that management had separately provided comparative fee information obtained from Lipper that focused more narrowly on passive funds. While recognizing the limitations inherent in Lipper’s methodology and that current expense ratios (prior to any applicable expense limitation arrangement) may increase if assets decline, the Board believed that the independent analysis conducted by Lipper remained a useful measure

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of comparative expenses. The Board also considered that all fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents. In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the advisory fee(s) paid to the relevant Adviser(s) and the management fee retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the relevant Adviser(s), and the information prepared by management regarding the level of profits realized by the Manager in connection with its operation of the Portfolio.

Fund-of-Funds Portfolios

The Board considered that the contractual management fee for the EQ/International ETF Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA shares of the Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group and the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class K shares of the Portfolio was below the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the AXA/Franklin Templeton Allocation Managed Volatility Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were above the median for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the All Asset Aggressive-Alt 25 and All Asset Growth-Alt 20 Portfolios was at the median for the Portfolio’s respective Lipper peer group and the contractual management fee for the All Asset Moderate Growth-Alt 15 Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA (as applicable), Class IB and Class K shares of each of these Portfolios were above the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for each of the Strategic Allocation Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of these Portfolios (except the AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy Portfolios) was below the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IB shares of each of the AXA Balanced Strategy, AXA Conservative Growth Strategy and AXA Moderate Growth Strategy Portfolios was within five basis points of the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class IA shares of each of the AXA Balanced Strategy and AXA Growth Strategy Portfolio was above (but, for the AXA Balanced Strategy Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for the EQ/International ETF Portfolio and the administrative fee rate schedule for each of the other Portfolios include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in the EQ/International ETF Portfolio’s management or administrative fee or in another Portfolio’s administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/International ETF Portfolio, the AXA/Franklin Templeton Allocation Managed Volatility Portfolio, each of the All Asset Allocation Portfolios, and each of the Strategic Allocation Portfolios (except the AXA Aggressive Strategy and AXA Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedules that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

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Based on its review, the Board determined, with respect to each fund-of-funds Portfolio, that the Manager’s management fee is fair and reasonable.

AXA Tactical Manager Portfolios

The Board considered that the contractual management fee for each Portfolio was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each Portfolio and the Class K shares of each Portfolio (except the ATM Mid Cap Managed Volatility and AXA 400 Managed Volatility Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio (excluding fees and expenses of the underlying portfolios in which the Portfolio invests) for the Class K shares of each of the ATM Mid Cap Managed Volatility and AXA 400 Managed Volatility Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each AXA Tactical Manager Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Passive Portfolios

The Board considered that the contractual management fee for each of the EQ/Calvert Socially Responsible, EQ/Common Stock Index, EQ/Core Bond Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares (as applicable) of each of these Portfolios were below the medians for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the EQ/Equity 500 Index Portfolio was above the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but, for Class K, within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each passive Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

PLUS Portfolios

The Board considered that the contractual management fee for each of the AXA International Core Managed Volatility, AXA International Value Managed Volatility, AXA Large Cap Core Managed Volatility, AXA Large

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Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, EQ/Emerging Markets Equity PLUS, EQ/Natural Resources PLUS, EQ/Quality Bond PLUS and EQ/Real Estate PLUS Portfolios was below the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA (as applicable) and Class IB shares of each of these Portfolios (except the EQ/Real Estate PLUS Portfolio) and the Class K shares (as applicable) of each of these Portfolios (except the EQ/Natural Resources PLUS Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IB shares of the EQ/Real Estate PLUS Portfolio and the Class K shares of the EQ/Natural Resources PLUS Portfolio were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board considered that the contractual management fee for the AXA Mid Cap Value Managed Volatility Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios (excluding fees and expenses of other investment companies in which the Portfolio invests) for the Class IA and Class IB shares of the Portfolio were below, and for the Class K shares of the Portfolio were above, the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for the EQ/Global Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were above (but within five basis points of) the medians for the Portfolio’s Lipper peer group.

The Board further considered that the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Natural Resources PLUS and EQ/Real Estate PLUS Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each PLUS Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

PACTIVE Portfolios

The Board considered that the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each Portfolio (except the AXA/Franklin Small Cap Value Managed Volatility, AXA Global Equity Managed Volatility and EQ/High Yield Bond Portfolios) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of the AXA/Franklin Small Cap Value Managed Volatility and AXA Global Equity Managed Volatility Portfolios were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratio for the Class K shares of each Portfolio was above (but, for the AXA/Franklin Balanced Managed Volatility Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and/or Class K shares (as applicable) of certain Portfolios were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the

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Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the AXA Global Equity Managed Volatility Portfolio), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual management fee for the EQ/High Yield Bond Portfolio was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by each Adviser.

Based on its review, the Board determined, with respect to each PACTIVE Portfolio, that the Manager’s management fee and the Advisers’ advisory fees are fair and reasonable.

Multimanager Portfolios

The Board considered that the contractual management fee for each Portfolio was above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of each Portfolio were above (but, for the Multimanager Aggressive Equity Portfolio, within five basis points of) the medians for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the contractual management fee for each Portfolio was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and Class K shares of each Portfolio were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in the prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the Multimanager Mid Cap Growth and Multimanager Mid Cap Value Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager (i) had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels, and (ii) had agreed to implement, effective September 1, 2014, for each of the Multimanager Mid Cap Growth, Multimanager Mid Cap Value and Multimanager Technology Portfolios, voluntary expense limitations that would limit the Portfolio’s total expense ratios to levels lower than the contractual levels noted above.

The Board also considered the advisory fee paid to each Adviser with respect to each Portfolio in light of fees paid by similar portfolios and accounts advised by the Adviser.

Based on its review, the Board determined, with respect to each Multimanager Portfolio, that the Manager’s management fee is fair and reasonable.

Actively-Managed, Single Adviser Portfolios

The Board considered that the contractual management fee for the EQ/AllianceBernstein Small Cap Growth Portfolio was below the median for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratios for the Class IA, Class IB and Class K shares of the Portfolio were below the medians for the Portfolio’s Lipper peer group.

The Board considered that the contractual management fee for each of the EQ/BlackRock Basic Value Equity, EQ/Capital Guardian Research, EQ/GAMCO Small Company Value, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth and EQ/Wells Fargo Omega Growth Portfolios was above, but within five basis points of, the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA and Class IB shares of each of these Portfolios (except the EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Money Market, and EQ/Wells Fargo Omega Growth Portfolios) and the Class K shares (as applicable) of each of these Portfolios (except

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the EQ/Wells Fargo Omega Growth Portfolio) were at or below the medians for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratios for the Class IA and Class IB shares of each of the EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities and EQ/Wells Fargo Omega Growth Portfolios and the Class K shares of the EQ/Wells Fargo Omega Growth Portfolio were within five basis points of the median total expense ratios for the Portfolio’s respective Lipper peer group.

The Board also considered that the contractual management fee for each of the AXA/Loomis Sayles Growth, EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBernstein Short Duration Government Bond, EQ/Boston Advisors Equity Income, EQ/GAMCO Mergers and Acquisitions, EQ/MFS International Growth, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was above the median for the Portfolio’s respective Lipper peer group. The Board also considered that the total expense ratios for the Class IA (as applicable) and Class IB (as applicable) shares of each of these Portfolios (except the EQ/GAMCO Mergers and Acquisitions Portfolio) were above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class IB shares of the EQ/AllianceBernstein Short Duration Government Bond Portfolio was within five basis points of the median total expense ratio for the Portfolio’s Lipper peer group. The Board also considered that the total expense ratio for the Class K shares (as applicable) of each of these Portfolios (except the EQ/MFS International Growth Portfolio) was above the median for the Portfolio’s respective Lipper peer group. The Board noted, however, that the total expense ratio for the Class K shares of each of the EQ/AllianceBernstein Short Duration Government Bond, EQ/Boston Advisers Equity Income and EQ/PIMCO Ultra Short Bond Portfolios was within five basis points of the median total expense ratio for the Portfolio’s respective Lipper peer group.

The Board further considered that, although the management fee for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth Portfolio) was above the median for the Portfolio’s respective Lipper peer group and the total expense ratios for the Class IA, Class IB and/or Class K shares (as applicable) of certain Portfolios were above the medians for the Portfolio’s respective Lipper peer group, the management and administrative fee rate schedules for each Portfolio include breakpoints so that the fee rates are reduced as the assets of the Portfolio increase above certain levels. The Board noted that any such reduction in a Portfolio’s management or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board noted that, for each Portfolio (except the EQ/AllianceBernstein Small Cap Growth, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value and EQ/Money Market Portfolios), the Manager had contractually agreed to make payments or waive all or a portion of its management, administrative and other fees so that each of these Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board noted that, as a result of these expense limitation arrangements, the actual management fee for each of the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/Boston Advisors Equity Income, EQ/Capital Guardian Research, EQ/Invesco Comstock, EQ/JPMorgan Value Opportunities, EQ/Oppenheimer Global, EQ/PIMCO Global Real Return, EQ/T. Rowe Price Growth Stock and EQ/UBS Growth and Income Portfolios was lower than the Portfolio’s contractual management fee. The Board also considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to revisions of the Portfolios’ administrative fee rate schedule that are expected to lower the Portfolios’ administrative fees at current or higher asset levels. The Board also considered that the Manager had been voluntarily waiving a portion of its management and administrative fees and reimbursing other expenses of the EQ/Money Market Portfolio to seek to ensure that the Portfolio’s yield did not decline below zero.

The Board also considered the advisory fee paid to the Adviser with respect to each Portfolio in light of fees paid by similar portfolios advised by the Adviser.

Based on its review, the Board determined, with respect to each actively-managed, single Adviser Portfolio, that the Manager’s management fee and the Adviser’s advisory fee are fair and reasonable.

Profitability and Costs. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Manager and its affiliates, as well as the Manager’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2013, which was the most recent fiscal year for the Manager.

In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Portfolio, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies

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may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s and its affiliates’ cost accounting and other appropriate adjustments, the cost allocation methodology was consistent with that followed in profitability report presentations for the Portfolios made in prior years. In reviewing and discussing such analysis, the Manager discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Portfolio in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from recently adopted rules and other regulations. In addition, the Board considered information prepared by management or from third party sources comparing the profitability of the Manager on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Manager).

The Board also noted that the Manager generally is aware of the fees charged by the Advisers to other clients, and that the Manager believes that the fees agreed upon with the Advisers are reasonable in light of the quality of the investment advisory services provided. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Advisory Agreements. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the aggregate advisory fees and that the fees paid to the Advisers are the product of negotiations with the Manager and reflect levels of profitability acceptable to the Manager and the Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Adviser’s fee is paid by the Manager and not the Portfolio. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Manager, profitability is addressed separately.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Manager from providing services to each Portfolio was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether economies of scale or efficiencies are realized by the Manager as the Portfolios grow larger and the extent to which this is reflected in the level of management and administrative fees charged. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the management fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the management fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the management fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to the portfolios and their shareholders. The Board noted that the management and/or administrative fee schedules for certain Portfolios include breakpoints that reduce the fee rate as Portfolio assets increase. In this connection, the Board considered that, after extensive discussions and negotiations with the Manager, the Manager had agreed, effective September 1, 2014, to implement revisions to the administrative fee rate schedules for all of the Portfolios, as noted above. The Board also noted that, although the management and/or administrative fees for some Portfolios do not include breakpoints, the Manager was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its management, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels (or, in the case of certain Portfolios, lower voluntary levels) as set forth in their prospectuses. In addition, the Board considered that the Manager shares economies of scale with the Portfolios in other ways, which may include setting the management or other fees for a Portfolio so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Manager could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Manager expects the Portfolio will achieve as it grows. The Board further considered that the Manager shares economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Manager and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel and providing additional resources in areas relating to management and administration of the Portfolios. In addition, the Board noted that the advisory fee schedules for certain Advisers include breakpoints that would reduce the advisory fee rate as applicable Portfolio assets under the

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Adviser’s management increase. The Board also noted that the advisory fee schedules for certain Advisers aggregate the assets managed by the Adviser in a Portfolio and in one or more other Portfolios for which the Manager serves as investment manager and the Adviser serves as investment sub-adviser. Based on its consideration of the factors above, the Board concluded that there was a reasonable sharing of any economies of scale or efficiencies under the management, administrative and advisory fee schedules at the present time.

Fall-Out Benefits. The Board also considered the extent to which the Manager and its affiliates derive ancillary benefits from Portfolio operations, including the following. The Board noted that the Manager also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as an Adviser to certain Portfolios and receives advisory fees that are paid by the Manager out of the fees that it earns from those Portfolios. The Board also recognized that AXA Distributors, LLC, also an affiliate of the Manager, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Manager and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that the All Asset Allocation Portfolios, the Strategic Allocation Portfolios and the AXA/Franklin Templeton Allocation Managed Volatility Portfolio invest in other (underlying) portfolios managed by the Manager and advised by Advisers that may be affiliated with the Manager and that these underlying portfolios pay management and administrative fees to the Manager, who may in certain cases pay advisory fees to an affiliated Adviser, and pay distribution fees to the Manager’s distribution affiliate. The Board also noted that the Manager’s affiliated insurance companies, as depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Manager’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Manager’s affiliated insurance companies and AXA Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Manager and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits that may accrue to the Manager are fair and reasonable.

The Board also noted that each Adviser may derive ancillary benefits from Portfolio operations. For example, each Adviser, through its position as an Adviser to its Portfolio(s), may engage in soft dollar transactions. The Board received information regarding each Adviser’s procedures for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and information regarding each Adviser’s policies and procedures for selecting brokers and dealers and obtaining research from those brokers and dealers. In addition, the Board considered that each Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. In addition, the Board recognized that AllianceBernstein, an affiliate of the Manager, serves as the Adviser to certain of the Portfolios. The Board also recognized that affiliates of the Advisers may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolios. Based on its review, the Board determined that any “fall-out” benefits that may accrue to each Adviser are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2014 (UNAUDITED)

At a meeting held on July 14-16, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Agreement”) between AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), which serves as the Trust’s investment manager, and Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) with respect to the EQ/Montag & Caldwell Growth Portfolio (the “Portfolio”), effective September 1, 2014.

The Board noted that the current investment advisory agreement between the Manager and Montag & Caldwell, LLC (“Montag”) with respect to the Portfolio will expire on August 31, 2014. In considering the factors listed below, including comparative total return information, the Manager and the Board determined not to renew the investment advisory agreement with Montag. In connection with the appointment of Loomis Sayles as the Adviser to the Portfolio, the Board approved a change in the Portfolio’s name to the “AXA/Loomis Sayles Growth Portfolio” and modifications to the Portfolio’s principal investment strategies and risks to reflect Loomis Sayles’s investment process.

In reaching its decision to approve the Agreement between the Manager and Loomis Sayles, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the consideration of the Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee; (4) economies of scale that may be realized by the proposed Adviser and whether fee levels reflect these economies of scale for the benefit of the Portfolio; and (5) the “fall out” benefits to be realized by the proposed Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the proposed Adviser and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the proposed Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Adviser, as well as the proposed Adviser’s investment personnel, proposed advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreement and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In approving the Agreement, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors that the Board deemed relevant to its decision to approve the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the proposed Adviser. In addition to the investment performance information discussed below, the Board considered the proposed Adviser’s responsibilities with respect to the Portfolio pursuant to the Agreement and the proposed Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio. The Board considered that the proposed Adviser would be responsible for making investment decisions for the Portfolio, subject to the oversight of the Manager; placing with brokers or dealers all orders for the purchase and sale of investments for the Portfolio; and performing related trading functions. The Board also reviewed information regarding the proposed Adviser’s process for selecting investments for the Portfolio, as well as information regarding the background of the proposed Adviser’s portfolio manager who would provide services to the Portfolio. In addition, the Board considered the proposed

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Adviser’s trading experience, including its policies, processes and procedures aimed at achieving ‘best execution’ on behalf of the Portfolio. The Board also considered the Portfolio’s Chief Compliance Officer’s evaluation of the proposed Adviser’s compliance program, policies, and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Adviser and reviewed information regarding the proposed Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolio. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Adviser was also based, in part, on the Board’s experience and familiarity with the proposed Adviser’s portfolio manager having formerly served as a portfolio manager for a sub-adviser to another Trust portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the nature, quality and extent of the overall services to be provided by the proposed Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. The Board received and reviewed the proposed Adviser’s performance data in managing other funds and/or accounts, as compared to an appropriate benchmark and the Portfolio. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the proposed Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the performance data and related information supported a decision to approve the Agreement.

Expenses. The Board considered the proposed advisory fee for the proposed Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Adviser. In addition, the Board considered the relative levels of the advisory fee to be paid to the proposed Adviser and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the proposed Adviser. The Board also considered the proposed advisory fee in light of the fees that the proposed Adviser charges under other advisory agreements with other clients. The Board noted that the advisory fee to be paid to the proposed Adviser is higher than the fee paid to Montag. The Board further noted that the Manager, and not the Portfolio, would pay the proposed Adviser and that the proposed advisory fee was negotiated between the proposed Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fees agreed upon with the proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to the Portfolio, that the proposed advisory fee for the proposed Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the estimated impact of the proposed advisory fee on the profitability of the Manager, noting that the fee payable to the proposed Adviser is higher than the fee payable to Montag. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Agreement. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the advisory fee and that the fee paid to the proposed Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Adviser’s fee is paid by the Manager and not the Portfolio.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Portfolio grows larger and the extent to which this is reflected in the proposed advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed flat advisory fee rate is competitive with the advisory fee rate charged by the proposed Adviser to comparable clients. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolio.

Fall-Out Benefits. The Board also noted that the proposed Adviser may derive ancillary benefits from Portfolio operations. For example, the proposed Adviser, through its position as an Adviser to the Portfolio, may engage in soft dollar transactions. The Board considered information regarding the proposed Adviser’s procedures for executing portfolio transactions for the Portfolio. In addition, the Board considered that the proposed Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board also recognized that affiliates of the proposed Adviser may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Manager’s affiliated insurance companies and that the proceeds of those sales may be invested in the Portfolio. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Adviser are fair and reasonable.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

At a meeting held on December 2-3, 2014, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved an Investment Advisory Agreement (the “Agreement”) between AXA Equitable Funds Management Group, LLC (“AXA FMG” or the “Manager”), which serves as the Trust’s investment manager, and DoubleLine Capital LP (“DoubleLine” or the “Adviser”) with respect to the Multimanager Core Bond Portfolio (the “Portfolio”), effective January 20, 2015.

The Board noted that the Manager proposed to appoint DoubleLine as an additional Adviser to the active allocated portion of the Portfolio. The Board recognized that BlackRock Financial Management, Inc. and Pacific Investment Management Company LLC are the other Advisers to the Portfolio’s active allocated portion, and SSgA Funds Management, Inc. is the Adviser to the Portfolio’s index allocated portion. The Board also noted that AXA FMG will generally allocate the Portfolio’s assets among the four abovementioned Advisers, and each will manage its portion of the Portfolio using different yet complementary investment strategies. The Board took into account that the Manager’s proposal was based on certain factors, including but not limited to, the Manager’s desire to reduce Adviser concentration in the Portfolio’s active allocated portion. In connection with the appointment of DoubleLine as the Adviser to the Portfolio, the Board approved certain modifications to the Portfolio’s principal investment strategies to reflect DoubleLine’s investment process.

In reaching its decision to approve the Agreement between the Manager and DoubleLine, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the consideration of the Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Adviser; (2) comparative performance information; (3) the level of the proposed advisory fee; (4) economies of scale that may be realized by the proposed Adviser and whether fee levels reflect these economies of scale for the benefit of the Portfolio; and (5) the “fall out” benefits to be realized by the proposed Adviser and its affiliates (i.e., any direct or indirect benefits to be derived by the proposed Adviser and its affiliates from their relationships with the Trust). In considering the Agreement, the Board did not identify any single factor or information as all-important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared by the Manager and the proposed Adviser, including memoranda and other materials addressing the factors set out above, and provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Adviser, as well as the proposed Adviser’s investment personnel, proposed advisory fee, performance information, and other matters. The Board also took into account information provided to the Trustees at prior Board meetings. During the relevant meeting, the Trustees met with senior representatives of the Manager to discuss the Agreement and the information provided. The Independent Trustees met in executive session during the meeting to review the information provided. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Agreement, and also received materials discussing the legal standards applicable to their consideration of the Agreement. In approving the Agreement, the Board, including the Independent Trustees, determined that the proposed advisory fee was fair and reasonable and that the approval of the Agreement was in the best interests of the Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some primary factors that the Board deemed relevant to its decision to approve the Agreement.

Nature, Quality and Extent of Services. The Board evaluated the nature, quality and extent of the overall services to be provided to the Portfolio and its investors by the proposed Adviser. In addition to the investment performance information discussed below, the Board considered the proposed Adviser’s responsibilities with respect to the Portfolio pursuant to the Agreement and the proposed Adviser’s experience in serving as an investment adviser or sub-adviser for funds and/or accounts similar to the Portfolio. The Board considered that, subject to the oversight of the Manager, the proposed Adviser would be responsible for making investment decisions for the Portfolio; placing with brokers or dealers all orders for the purchase and sale of investments for its portion of the Portfolio; and performing related trading functions. The Board also reviewed information regarding the proposed Adviser’s process for selecting investments for the Portfolio, as well as information regarding the background of the proposed Adviser’s portfolio managers who would provide services to the Portfolio. In addition, the Board considered the

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proposed Adviser’s trading experience, including its policies, processes and procedures aimed at achieving ‘best execution’ on behalf of the Portfolio. The Board also considered the Portfolio’s Chief Compliance Officer’s evaluation of the proposed Adviser’s compliance program, policies, and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Adviser and reviewed information regarding the proposed Adviser’s financial condition and history of operations and conflicts of interest in managing the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the nature, quality and extent of the overall services to be provided by the proposed Adviser were appropriate for the Portfolio in light of its investment objectives and, thus, supported a decision to approve the Agreement.

Investment Performance. The Board received and reviewed the proposed Adviser’s performance data in managing other funds and/or accounts with a similar investment mandate as its active allocated portion of the Portfolio, as compared to an appropriate benchmark. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Portfolio. Based on its review, the Board determined, with respect to the Portfolio, that the performance data and related information supported a decision to approve the Agreement.

Expenses. The Board considered the proposed advisory fee for the proposed Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Adviser. In addition, the Board considered the relative levels of the advisory fee to be paid to the proposed Adviser and the management fee to be retained by the Manager in light of, among other factors, the services provided to the Portfolio by the Manager and the proposed Adviser. The Board also considered the proposed advisory fee in light of the fees that the proposed Adviser charges under other advisory agreements with other clients. The Board further noted that the Manager, and not the Portfolio, would pay the proposed Adviser and that the proposed advisory fee was negotiated between the proposed Adviser and the Manager. Moreover, the Board noted that the Manager generally is aware of the fees charged by sub-advisers to other clients and that the Manager believes that the fees agreed upon with the proposed Adviser are reasonable in light of the quality of the investment advisory services to be provided. Based on its review, the Board determined, with respect to the Portfolio, that the proposed advisory fee for the proposed Adviser is fair and reasonable.

Profitability and Costs. The Board also considered the estimated impact of the proposed advisory fee on the profitability of the Manager. The Board noted that the investment management fee schedule paid by the Portfolio to the Manager would not change as a result of the Advisory Agreement. The Manager advised the Board that it does not regard Adviser profitability as meaningful to its evaluation of the Agreement. The Board acknowledged the Manager’s view of Adviser profitability, noting the Board’s findings as to the reasonableness of the advisory fee and that the fee paid to the proposed Adviser is the product of negotiations with the Manager and reflects levels of profitability acceptable to the Manager and the proposed Adviser based on the particular circumstances in each case for each of them. The Board further noted that the proposed Adviser’s fee is paid by the Manager and not the Portfolio.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Portfolio grows larger and the extent to which this is reflected in the proposed advisory fee schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed advisory fee schedule includes breakpoints that would reduce the advisory fee rate as applicable Portfolio assets under the Adviser’s management increase. The Board again noted that the advisory fees are paid by the Manager out of its assets and not from the Portfolio’s assets. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolio by the Manager, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolio.

Fall-Out Benefits. The Board also noted that the proposed Adviser may derive ancillary benefits from Portfolio operations. For example, the Board noted that the proposed Adviser may benefit from greater exposure in the marketplace with respect to the proposed Adviser’s investment process and expanding its level of assets under management. In addition, the proposed Adviser may derive benefits from its association with the Manager and other Advisers to the Portfolio. The Board noted that the proposed Adviser does not utilize any soft-dollar arrangements with respect to its fixed income line of business. The Board noted that the proposed Advisor does not maintain any soft-dollar arrangements. Based on its review, the Board determined that any “fall-out” benefits that may accrue to the proposed Adviser are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
All Asset Moderate Growth—Alt 15	23.10%	$3,044	$43,164	$104,149
All Asset Growth—Alt 20	23.82	69,783	1,006,634	7,178,979
All Asset Aggressive—Alt 25	36.29	4,386	62,539	119,676
All Asset Aggressive—Alt 50	18.42	823	12,222	—
All Asset Aggressive—Alt 75	14.47	371	5,418	—
AXA Ultra Conservative Strategy	18.66	151	2,305	24,769
AXA Conservative Strategy	22.28	29,829	455,317	5,138,631
AXA Conservative Growth Strategy	34.81	105,308	1,607,426	16,243,533
AXA Balanced Strategy	39.95	291,776	4,453,674	45,951,367
AXA Moderate Growth Strategy	43.81	733,194	11,191,468	121,672,567
AXA Growth Strategy	46.99	458,978	7,005,842	69,351,236
AXA Aggressive Strategy	47.46	253,678	3,872,146	27,898,031
AXA/Franklin Templeton Allocation Managed Volatility	55.13	—	—	4,716,388
EQ/Energy ETF	0.00	—	—	—
EQ/International ETF	0.00	—	—	54,525,984
EQ/Low Volatility Global ETF	0.00	—	—	201
AXA Global Equity Managed Volatility	56.97	3,332,005	41,917,831	—
AXA International Core Managed Volatility	0.00	1,200,458	49,105,381	—
AXA International Value Managed Volatility	1.13	2,910,395	36,928,604	—
AXA Large Cap Core Managed Volatility	100.00	—	—	97,236,258
AXA Large Cap Growth Managed Volatility	100.00	—	—	—
AXA Large Cap Value Managed Volatility	100.00	—	—	—
AXA Mid Cap Value Managed Volatility	100.00	—	—	—
AXA SmartBeta Equity	44.11	—	—	—
AXA/Franklin Balanced Managed Volatility	35.87	—	—	—
AXA/Franklin Small Cap Value Managed Volatility	100.00	—	—	—
AXA/Horizon Small Cap Value	75.43	—	—	3,490,034
AXA/Loomis Sayles Growth	50.53	—	—	54,834,224
AXA/Lord Abbett Micro Cap	0.00	—	—	—
AXA/Morgan Stanley Small Cap Growth	0.00	—	—	8,493,201
AXA/Mutual Large Cap Equity Managed Volatility	59.72	—	—	—
AXA/Pacific Global Small Cap Value	100.00	—	—	3,408,257
AXA/Templeton Global Equity Managed Volatility	40.97	—	—	—
AXA 500 Managed Volatility	56.47	—	—	118,926,665
AXA 400 Managed Volatility	43.79	—	—	18,543,224
AXA 2000 Managed Volatility	29.08	—	—	79,502,487
AXA International Managed Volatility	0.00	2,049,597	31,285,036	7,659,095
ATM International Managed Volatility	0.00	3,908,486	56,738,313	24,281,383
ATM Large Cap Managed Volatility	40.85	—	—	317,826,550
ATM Mid Cap Managed Volatility	30.44	—	—	44,983,022
ATM Small Cap Managed Volatility	23.40	—	—	84,328,021
EQ/AllianceBernstein Dynamic Wealth Strategies	28.45	—	—	7,719,556
EQ/AllianceBernstein Short Duration Government Bond	0.00	—	—	—
EQ/AllianceBernstein Small Cap Growth	97.81	—	—	212,549,081
EQ/BlackRock Basic Value Equity	100.00	—	—	—

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Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/Boston Advisors Equity Income	100.00%	$—	$—	$69,523,750
EQ/Calvert Socially Responsible	100.00	—	—	1,061,137
EQ/Capital Guardian Research	100.00	—	—	—
EQ/Common Stock Index	100.00	—	—	—
EQ/Convertible Securities	10.52	—	—	6,157
EQ/Core Bond Index	0.00	—	—	—
EQ/Emerging Markets Equity PLUS	100.00	—	—	49,905
EQ/Equity 500 Index	100.00	—	—	48,085,620
EQ/GAMCO Mergers and Acquisitions	47.26	—	—	6,693,645
EQ/GAMCO Small Company Value	100.00	—	—	99,648,881
EQ/Global Bond PLUS	0.00	—	—	1,438,262
EQ/High Yield Bond	0.08	—	—	—
EQ/Intermediate Government Bond	0.00	—	—	4,724,067
EQ/International Equity Index	0.00	4,173,519	70,753,236	—
EQ/Invesco Comstock	60.20	—	—	—
EQ/JPMorgan Value Opportunities	100.00	—	—	—
EQ/Large Cap Growth Index	92.53	—	—	136,328,262
EQ/Large Cap Value Index	100.00	—	—	—
EQ/MFS International Growth	0.00	2,285,739	32,379,235	41,011,889
EQ/Mid Cap Index	100.00	—	—	—
EQ/Money Market	0.00	—	—	—
EQ/Morgan Stanley Mid Cap Growth	20.55	—	—	127,706,702
EQ/Natural Resources PLUS	48.09	—	—	110,885
EQ/Oppenheimer Global	64.53	391,389	2,277,586	—
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.73	—	—	—
EQ/Real Estate PLUS	0.22	—	—	10,249
EQ/Small Company Index	100.00	—	—	84,123,150
EQ/T. Rowe Price Growth Stock	0.00	—	—	—
EQ/UBS Growth and Income	100.00	—	—	—
EQ/Wells Fargo Omega Growth	23.99	—	—	38,967,010
Multimanager Aggressive Equity	100.00	—	—	—
Multimanager Core Bond	0.93	—	—	—
Multimanager Mid Cap Growth	37.78	—	—	16,209,448
Multimanager Mid Cap Value	100.00	—	—	—
Multimanager Technology	100.00	—	—	51,559,120

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MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Steven M. Joenk* 1290 Avenue of the Americas, New York, New York (1958)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present, Chief Executive Officer, President from December 2002 to present	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s Funds Management Group (“FMG”) unit; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.	113	None

*	Affiliated with the Manager and/or the Distributor.
**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Jettie M. Edwards c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	85	From 1997 to 2010, Director, Old Mutual Funds II (12 portfolios); from 2008 to 2009, Director, Old Mutual Funds III (13 portfolios).
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From January 1, 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	85

From 2011 to 2012, Director,

and from 2012 to

present Advisory

Committee Member,

M&T Corporation;

from 2007 to 2011,

Director and member

of the Audit

Committee and

Compensation

Committee, from 2008 to 2010,

Wilmington Trust

Corporation;

Advisory Board

member Northern

Trust Company and

Goldman Sachs

Management Groups.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1945)	Trustee	From March 1997 to present	From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council, from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations), from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	85	None

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Trustee	From January 1, 2014 to present	Retired. From 2000 to present, Managing Partner and Founder of Griffin Investments, LLC a private equity firm; from 2009 to 2012 Chief Investment Officer, Sun America Financial Group and United Guaranty Corporation and Senior Managing Director of AIG Asset Management; from 2001 to 2008, Managing Director, Institutional Client Relations of Prudential Investment Management, Inc.	85	From 2012 to present, Director, Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York
Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1942)	Trustee	From March 1997 to present	Retired. From 1994 to 1996, President and Chief Operating Officer of Melville Corporation. From 1984 to 1994 President and Chief Executive Officer of the CVS Division of Melville Corporation.	85	From 1997 to 2012, Director, LoJack Corporation.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1953)	Lead Independent Trustee	Trustee from May 2000 to present; from October 2011 to present, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	85	From May 2012 to present, Trustee, Blackstone/GSO Senior Floating Rate Term Fund and Blackstone/GSO Long-Short Credit Income Fund; from October 2012 to present, Trustee, Blackstone/GSO Strategic Credit Fund.
Kenneth L. Walker c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1952)	Trustee	From January 2012	From May 2002 to present, Partner, The Capital Management Corporation (investment advisory firm).	85	None.

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Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1946)	Trustee	From January 2012	From July 2010 to December 2012, Executive Vice President, May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank).	85	From 1997 to 2009, Director, Hearst-Argyle Television.

**	Each Trustee serves until his or her resignation or retirement.
†	The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex, as well as Chairman for each such company.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

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The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, Chairman, President and Chief Executive Officer	From September 2004 to present, Trustee and Chairman and from December 2002 to present, Chief Executive Officer and President.	From May 2011 to present, Director, President, Chief Executive Officer and Chairman, FMG LLC; from September 1999 to present, Managing Director, AXA Equitable; from September 2004 to April 2011, President, AXA Equitable’s FMG; from July 2004 to October 1, 2013, Senior Vice President, MONY Life Insurance Company; from July 2004 to present, Senior Vice President MONY Life Insurance Company of America and Director, MONY Capital Management, Inc., Director and President, 1740 Advisers, Inc.; Director, Chairman of the Board and President, MONY Asset Management, Inc. and Enterprise Capital Management (from July 2004 to January 2011); from January 2005 to January 2011, Director, MONY Financial Resources of Americas Limited; and from November 2005 to present, Director MONY International Holdings, LLC.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1955)	Vice President and Secretary	From July 1999 to Present	From June 2012 to present, Executive Vice President and General Counsel of FMG LLC; from May 2011 to June 2012, Senior Vice President and Corporate Counsel of FMG LLC; from February 2011 to present Managing Director and Associate General Counsel of AXA Financial and AXA Equitable; from May 2003 to February 2011, Vice President and Associate General Counsel of AXA Financial and AXA Equitable.
Brian Walsh 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of FMG LLC; from February 2003 to present, Lead Director of AXA Financial and AXA Equitable.
Kenneth Kozlowski 1290 Avenue of the Americas New York, New York 10104 (1961)	Vice President	From June 2010 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Senior Vice President of FMG LLC; from September 2011 to present, Managing Director of AXA Financial and AXA Equitable; from February 2001 to September 2011, Vice President AXA Financial and AXA Equitable; from July 2004 to January 2011, Director, Enterprise Capital Management, Inc.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From June 2007 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2007 to present, Lead Director of AXA Financial and AXA Equitable.
James Kelly 525 Washington Boulevard, Jersey City, New Jersey 07310 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of FMG LLC; from September 2008 to present, Senior Director of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (1961)	Vice President	From July 1999 to Present	From June 2012 to present, Senior Vice President of FMG LLC; from May 2011 to June 2012, Vice President of FMG LLC; from February 2001 to present, Lead Director of AXA Equitable; from July 2004 to January 2011, a Director of Enterprise Capital Management, Inc.
Roselle Ibanga 525 Washington Boulevard, Jersey City, New Jersey 07310 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of AXA Equitable.
Lisa Perrelli 525 Washington Boulevard, Jersey City, New Jersey 07310 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of AXA Equitable; from September 2008 to November 2012, Assistant Vice President of AXA Equitable.

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Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
William MacGregor 1290 Avenue of the Americas, New York, New York 10104 (1975)	Vice President and Assistant Secretary	From September 2006 to present	From June 2012 to present, Senior Vice President, Secretary and Associate General Counsel of FMG LLC; from May 2011 to June 2012, Vice President and Associate Corporate Counsel of FMG LLC; from May 2008 to present, Lead Director and Associate General Counsel of AXA Equitable.
Anthony Geron, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1971)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to May 2014 Associate of Willkie Farr & Gallagher LLP.
Michael Weiner, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1982)	Vice President and Assistant Secretary	From July, 2014 to present	From June 2014 to present, Vice President, Assistant Secretary and Associate General Counsel of FMG LLC; from May 2014 to present, Senior Director and Counsel of AXA Equitable; from October 2007 to April 2014 Associate of Milbank, Tweed, Hadley & McCloy LLP.
Joseph J. Paolo 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti-Money Laundering Compliance Officer	Chief Compliance Officer from May 2007, Vice President and Anti-Money Laundering Compliance Officer from November 2005 to Present	From May 2011 to present, Senior Vice President and Chief Compliance Officer of FMG LLC; from June 2007 to present, Lead Director of AXA Equitable and Chief Compliance Officer of AXA Equitable’s FMG.
Richard Guinnessey 1290 Avenue of the Americas, New York, New York 10104 (1963)	Vice President	From March 2011 to present	From June 2012 to present, Vice President FMG LLC, from September 2010 to present, Senior Director of AXA Equitable
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From February 2009 to present, Director of AXA Equitable; from June 2007 to February 2009, Operations Associate in Managed Futures Department, Morgan Stanley.
Paraskevou Charalambous 1290 Avenue of the Americas, New York, New York 10104 (1962)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From July 2004 to present, Lead Manager/Senior Legal Assistant for AXA Equitable.

*	The officers in the table above (except Ms. Charalambous and Ms. Espaillat) hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include AXA Premier VIP Trust, 1290 Funds and the Trust.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of March 31, 2011. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1396

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.axa-equitablefunds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. You may also review and obtain copies at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Donald E. Foley, Kenneth L. Walker and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Foley and Walker are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2014 $1,429,469 and fiscal year 2013 $2,921,366.

(b)	Audit-Related Fees for fiscal year 2014 $233,906 and fiscal year 2013 $208,720.

(c)	Tax Fees for fiscal year 2014 $1,279,525 and fiscal year 2013 $446,653.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2014 $68,222 and fiscal year 2013 $10,000.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)

The registrant’s audit committee has adopted policies and procedures relating to pre-approval of services performed by the registrant’s principal accountant for the registrant. Audit, audit-related and tax services provided to the registrant on an annual basis require pre-approval by the entire audit committee. In the event that the audit fees exceed the pre-approved estimated amount, the audit committee’s delegate, consisting of the audit committee chair, lead independent trustee, the registrant’s chief executive officer and chief financial officer, acting by at least two of such individuals, has the authority to increase the amount by up to 10% of the pre-approved amount. Any additional amount requires pre-approval by the entire audit committee. The audit committee chair or the lead independent trustee also has the authority to approve de minimis non-audit services (i.e., services in which the fee does not exceed $10,000 per engagement) to be provided by the registrant’s principal accountant for the registrant, provided that each such service is brought to the attention of the audit committee prior to the completion of the audit of the registrant’s financial statements.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2014 $9,159,713
For fiscal year 2013 $5,769,484

(h)	The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 2, 2015

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer
March 2, 2015